Exhibit 99.1 Schedule 1

Loan Information																			Loan Details																																																												General Comments				Missing Documents	Tape Discrepancies						XXX								Current Value Information				Credit History											Updated Credit Report Information
Loan #1	Dummy ID	Loan #2	Loan #3	Loan #4	Project Name	Pool	Borrower Last Name	Borrower First Name	Co-Borrower Last Name	Co-Borrower First Name	Address	City	State	Zip	Mailing Address	Mailing City	Mailing State	Mailing Zip	Original Lender	Loan Modified	Property Owner Same As Borrower	Chain of Assignment Complete	Lien Position	Judgment	Delinquent Tax	Total Tax	Last Payment	Foreclosure Case	Contested	Foreclosure Delay	Bankruptcy Chapter	Bankruptcy Case #	BK Cramdown	BK Reaffirmation	Original Loan Amount	I/O Interest Payment	Payment Amount per Note	Original Rate	Original Term	Amortized Term	Settlement Date	Disbursement Date	Cash Out Amount	Loan Type	Amortization Type	I/O Period	Loan Purpose	Original LTV	Original CLTV	XXX Doc Type	Mortgage Insurance Cert in File	MI Company	MI Cert #	MI Coverage Percentage	Borrower Monthly Income	Co-Borrower Monthly Income	Contract Sales Price	Property Type	Original Appraisal Date	Appraised Value	Occupancy (stated on 1003)	Flood Cert in File?	Life of Loan Flood Cert?	Property in a Flood Zone?	Borrower Original FICO	Co-Borrower Original FICO	DTI	Lien Position	Title Evidence	Senior Lien Amount	Junior Lien Amount	Date of Last MOD	Principal Balance Stated in MOD	Deferred Balance (Mod)	MOD Original Rate	MOD Original P&I	MOD First Payment Date	Reason for MOD	Title	Payment	Servicing	Mod Comments	Missing Documents	Tape Discrepancies	RA Grades	Grade 4 Exceptions (Reject / Non-curable)	Grade 3 Exceptions (Conditions / Curable)	Grade 2 Exceptions (Warnings)	Grade 1 Exceptions (Notices / Informational)	Overall Risk Indicator	HOEPA	TILA	RESPA	State and Local Predatory	State Regs	Exceptions	TRID Tolerance	Additional Valuation #1	Additional Valuation #2	Unrepaired Property Damage	Property Damage Amount $	Mortgage Rental History	2nd Home/Subject Investment Property	Consumer Debt	Charge Offs	Collections	Liens	Judgments	Bankruptcy (Pre-Origination)	Bankruptcy Chapter	Bankruptcy Discharge Date	Mos Credit Reestablished	Mortgage Rental History	2nd Home/Subject Investment Property	Consumer Debt	Charge Offs	Collections	Liens	Judgments	Total Payments Revolving Debt	Total Payments Installment Debt	Borrower Updated FICO	Co-Borrower Updated FICO
xx	16247413	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,281.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.900%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$86,430.62	Not Applicable	2.000%	xx	XX/XX/XX09	Financial Hardship	As per the review of updated title datedXX/XX/XX17, the subject mortgage was originated on xx with xx
The chain of assignment is complete. The mortgage is with xx, not in its individual Capacity but Solely as Trustee for the xx recorded on 4XX/XX17.
No active judgment and liens are found.
2016 annual taxes are paid in the amount of xx and 2017 annual taxes are due in the amount of xx No prior year delinquent taxes are found.
As per the review of payment history, the borrower has been delinquent for 120+days and next due is for 4XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx for the due date XXX/XX17. The UPB is not reflected in the payment history, as per tape data the amount is xx. The Current P&I is xx and PITI is xx.	Collections Comments:
The loan is currently in active bankruptcy and next due is for 4XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx for the due date XXX/XX17. As per the review of PACER report, the borrower filed bankruptcy under xx case# xx onXX/XX/XX15. The plan was confirmed onXX/XX/XX15. No evidence of post-closing foreclosure is found in the collection comments. The reason for default is a curtailment of income. As per comment datedXX/XX/XX15, the borrower stated that medical expenses increased and has no medical insurance. Borrower wanted to have a mod. But filed for bankruptcy.
As per BPO report datedXX/XX/XX17, the subject property estimated exterior repair in the amount of xxx and estimated interior repair in the amount of xxowever, the total estimated repair in the amount of xx per latest servicing comment, no damage pertaining to the subject property was observed. Hence, unable to determine whether the repair has been completed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of PACER report, the borrower filed bankruptcy under xx case# xx onXX/XX/XX15. The plan was confirmed onXX/XX/XX15. The POC was filed onXX/XX/XX15 with its amount. The amount of arrearage is xx.	This step modification agreement was signed between the borrower xx and the lender xx on 1XXX/XX09.
The UPB is xx. the borrower promises to pay the P&I of xx with a modified interest rate of 2.000%, beginning from 1XXX/XX09 and maturity is dated 1XXX/XX31. There is a balloon provision.
Right of Rescission Final Truth in Lending Discl. HUD-1 Closing Statement Credit Application	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed |---| |----| Comment: As per note dated XX/XX/XX01, the loan amortized type is fixed. Tape reflects Step. Tape Source: Initial Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application available in the loan file is an illegible copy, so purpose of refinance is unavailable.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 4.21% Comment: Tape Source: Initial Tape Type:	D	* Property is vacant (Lvl 3) "As per BPO report datedXX/XX/XX17, the subject property was vacant. However, as per collection comment datedXX/XX/XX17, the subject property is occupied by the owner."
* Payment history is incomplete/ missing (Lvl 3)
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Hud-1 available at "xx" is illegible copy."
* POC is not filed in timely manner, check for actual POC deadline (Lvl 3)
* Payment History is not Complete (Lvl 3)     "Payment history is available from XXX/XX17 to 9XX/XX17. Missing payments from 9XX/XX16 to XXX/XX17 as we require 12 months payment history."
* Comment history is incomplete (Lvl 3)     "Collection comments are available fromXX/XX/XX14 toXX/XX/XX15 and from XXX/XX17 toXX/XX/XX17. Missing comments fromXX/XX/XX15 to XXX/XX17, as we require latest 24 months collection comments."
* Property Damage (Lvl 3) "As per the inspection report dated XX/XX/XX17, The subject property requires exterior and interior repairs. The report remarks that the exterior painting needs to be repaired which is estimated in the amount of xx and the interior roof needs to be repaired and it is estimated in the amount of xx. The total estimated cost of repair is xx."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan file."
																																																																																								* Application Missing (Lvl 2) "An illegible copy of application is located at"xx"."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15149186	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,196.11	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.089%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$283,087.64	$19,606.54	3.875%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was dated XXXX with xx
The chain of assignment is complete as currently the mortgage with xx
Borrower filed BK Ch13 Case XXXX on XXXX

Active judgment with XXXX for amount of xxdated XXXX
Active judgment with XXXX for amount of xxand xxdated XXXX and XXXX
Active child support lien with XXXX for amount of xxx dated 4XX/XX16.
Active judgment with XXXX for amount of xx datedXXXX
Active judgment with XXXX for amount of xx and xx dated XXXX and XXXX
Annual taxes amount is xxNo prior years Delinquent taxes found.
The review if the available payment history shows that the borrower is not making regular payments and the loan is 3 months delinquent. The last payment received was onXX/XX/XX17 in the amount of xx, which was applied to 5XX/XX17 payment. The next due date is 6XX/XX17. The UPB is not available in the payment history, but as per tape data it is showing xx	Collections Comments:The review if the available payment history shows that the borrower is not making regular payments and the loan is 3 months delinquent. The last payment received was onXX/XX/XX17 in the amount of xx, which was applied to 5XX/XX17 payment. The next due date is 6XX/XX17.
The loan modification agreement was made betweenxx and xx on 7XX/XX16.
The subject property was referred to attorney for foreclosure. However the borrower has filed bankruptcy on xx and sience then the foreclosure is on hold.
There are no damages and repairs are reported in the collection comments. The BPO dated xx the property is in good condition with no damages and repairs. The borrowers intention is to keep property.
Foreclosure Comments:The subject property was referred to attorney for foreclosure. However the borrower has filed bankruptcy on xx and sience then the foreclosure is on hold.
Bankruptcy Comments:Borrower filed BK xx on xx. Plan confirmed xx. Debtor to pay xx per month for 15 months. Motion from Relief filed xx. Latest filing for Notice of Mortgage Change Payment filed xx.	The loan modification agreement was made between xx. The new principal amount is xx, from which deferred amount is xx. Internet bearing amount is xx. New P&I is xx at the rate of 3.875 % p.a. The payments begins at 7XX/XX16 and the new maturity date is 6XX/XX56.	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 5XX/XX17 |---| |----| Comment: Unable to determine Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per collection comments the foreclosure activity was initiated on the subject property.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX16   Tape Value:XX/XX/XX16   Variance: -7 (Days)   Variance %:    Comment: The modification effective date is 7XX/XX16, however the tape is showing it asXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: Per note in file   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Per HUD1 in file   Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "The voluntary petition shows the unsecured claim ofxx."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower." * ROR not hand dated by borrower(s) (Lvl 2) "ROR was not hand dated"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74329883	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,145.97	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	55.975%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$276,768.25	Not Applicable	4.125%	xx	XX/XX/XX11	Financial Hardship	Review of the updated title shows the subject mortgage was dated xx with xx as nominee for xx.
 Chain of assignment is completed. Last assignment was done from xx
 Bankruptcy Notice for xx recorded on xx with plaintiff xx.
2017 taxes are paid in the amount of xxo prior years delinquent taxes found.
As per payment history as of date 9XX/XX17 borrower is delinquent for 20 months and next due for XXX/XX16. The last payment was received on 8XX/XX17 in the amount of xx which was applied to 1XXX/XX15. Current UBP is not reflected in available payment history. However, UPB as per tape data till due date 9XX/XX15 is reflected in the amount of xx.
Payment history tarnsaction date 6XX/XX16 reflects amount of (-xx) as loan set up. It seems loan transfer to current servicer with UPB of xx. On same date amount of xx reflected as an adjustment.	Collections Comments:The loan is in active bankruptcy and next payment due for XXX/XX16. Foreclosure was initiated. File was referred to an attorney on xx. Complaint filed date unavailable. Judgment hearing was scheduled on xx. Judgment entered date unavailable. However, FC sale was completed on xx. Property was sold to xx. Redemption period expiration date wasXX/XX/XX15.
Borrower had filed bankruptcy on xx therefore rendered FC sale was invalid. FC was cancelled.
The plan BK was confirmed onxx. As per plan debtor shall pay sum of xxx per month for the period of 60 months.
The borrower is delinquent for 20 months and next due for XXX/XX16. The last payment was received on 8XX/XX17 in the amount of xx which was applied to 1XXX/XX15. Current UBP is not reflected in available payment history. However, UPB as per tape data till due date 9XX/XX15 is reflected in the amount of xx.
RFD due to increased expenses. Borrower has had 2 prior mods with prior servicers. 1 mod was in 2010 and another mod was in 2011. Last mod was done onXX/XX/XX11.
Comments indicating statute of limitations completed onXX/XX/XX16.
Property inspection report datedXX/XX/XX17 shows, subject property is occupied. Property found to be in average condition with no repairs and damages noted. As is value quoted in the amount of xx

Foreclosure Comments:Foreclosure was initiated. File was referred to an attorney on xx. Complaint filed date unavailable. Judgment hearing was scheduled on xx. Judgment entered date unavailable. However, FC sale was completed on xx. Property was sold to xx Redemption period expiration date wasXX/XX/XX15.
Borrower had filed bankruptcy on xx therefore rendered FC sale was invalid. FC was cancelled.

Bankruptcy Comments:Borrower had filed bankruptycy under chapter xx. The plan was confirmed on xx. As per plan debtor shall pay sum of xxx per month for the period of 60 months.
Voluntary Petition shows amount of claim as xx and market value of subject is reflected in the amount of xx However Schedule-D does not reflect any unsecured portion.

The loan was modified onXX/XX/XX11, with the UPB xx, an intial payment of xx was agreed to paid on/before XX/XX/XX11, after which the P&I would be xx from XX/XX/XX11. The modified interest rate is 4.125% with a maturity date of 1XXX/XX51.
Prior loan modification was done onXX/XX/XX10.	Mortgage Insurance	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per comments history FC was initiated. However, FC was put on hold due to borrower filed BK. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX11   Tape Value: 1XXX/XX11   Variance: 32 (Days)   Variance %:    Comment: Doc Date of Last Modification. Data provided is 1XXX/XX11 while audit value isXX/XX/XX11   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.20% Comment: Current UPB including BK arrearage amount is xx. Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "Parcel ID mentioned on Appraisal report is not matching with Parcel ID mentioned on Updated Title.
Parcel ID # mentioned on Appraisal report is xx. However, Parcel ID # mentioned on Updated Title & Property inspection report is xx."	* MI, FHA or MIC missing and required (Lvl 2) "As per Appraisal report dated 9XX/XX07 appraised value of subject property was xx. Sale price per Hud-1 was xx. LTV reflected xx.
																																																																																								Hence, MI required per guidelines. Hud-1 & Final 1003 shows monthly MI in the amount of xxowever MI certificate is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67506223	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$926.74	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Alternative	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	33.467%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$59,500.01	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report datedXX/XX/XX17, shows the subject mortgage is with xx as nominee for xx recorded onXX/XX/XX08.
There is one civil judgement against the borrower in favour of xx, in the amount of xx
2016 first installment taxes paid on XXX/XX17 and second installment paid onXX/XX/XX17, both in the amount of xxThere are prior delinquent taxes found.	The review of the available payment history shows that the borrower is not making regular payments and the loan is 17 months delinquent. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to the XXX/XX16 payment. The next due date is 4XX/XX17. The UPB is unavailable in the payment history. The UPB as per tape data is xx.	Collections Comments:The loan is currently in active bankruptcy. The borrower has filed the bankruptcy under chapter xx on xx. The xx plan was confimed on xx.
The review of the available payment history shows that the borrower is not making regular payments and the loan is 17 months delinquent. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to the XXX/XX16 payment. The next due date is 4XX/XX17.
The loan modification agreement was made between xx and xx on 7XX/XX15. The modification amount is xx from which xx are forgiven and the new principal balance is xx. The P&I is xx and rate is 2.00%. The payments begins on 7XX/XX15 new maturity date is 1XXX/XX40.
The foreclosure was initiated on the subject property. The judgment was enterd on 1XXX/XX16. The sale was scheduled for XX/XX/XX16. However the borrower has filed bankrutpcy on xx and foreclosure went on hold.
2016 first installment taxes paid on XXX/XX17 and second installment paid onXX/XX/XX17, both in the amount of xx. There are prior delinquent taxes found.
No damages and repairs are reported in the collection comments. The BPO dated xx shows the subject property is in good condition without any damages.
Foreclosure Comments:The foreclosure was initiated on the subject property. The judgment was enterd on xx. The sale was scheduled for xx. However the borrower has filed bankrutpcy on xx and foreclosure went on hold.
Bankruptcy Comments:The borrower has filed the bankruptcy under xx, xx on xx. The xx plan was confimed on xx. As per plan the debtor will pay xx per month for 36 months to the trustees.	The loan modification agreement was made between xx and xx on 7XX/XX15. The unpaid principal balance was xx from which xx are forgiven and the new principal balance is xx. The P&I is xx and rate is 2.00%. The payments begins on 7XX/XX15 new maturity date is 1XXX/XX40.	Mortgage Insurance Credit Application	Field: Current Bankruptcy Post Petition Due Date Loan Value: Unavailable Tape Value: 5XX/XX17 |---| |----| Comment: Unavailable in the collection comments and bankruptcy documents Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure activity found in the collection comments.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.38%   Comment: The appraised value as per appraisal is xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: The totla debt is xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx and xx on 7XX/XX15. The unpaid principal balance was xx from which xx are forgiven and the new principal balance is xx. The forgiven amount is greater than 2% of the modified amount."	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX16 to 9XX/XX17, we need latest 24 months comments for review, the comments are missing from 5XX/XX16 to 1XXX/XX15."	* MI, FHA or MIC missing and required (Lvl 2) "The MI Cert is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "The final application is not signed by the borrower. However, the values are updated as per unexecuted copy of 1003 ."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97784502	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$11,205.04	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	Not Applicable	xx	xx	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	25.682%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX11	$433,679.22	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was with xx as nominee for xx dated XX/XX/XX05. The chain of assignment is complete currently the mortgage with xx.
There is an open mortgage in the amount of xx with xx, consumer Loan center, collateral control.
There are 2 civil judgments against XXXX in the total amount of xx.
There are 2 civil judgments against XXXX in the total amount of xx
There is a certificate of sale for unpaid municipal liens against xx open redemption amount xxX as o XXXX (Water/Sewer/Utilities) in the amount of xx with plaintiff's name City of XXXX.
Ist ,IInd and 3rd  installments of 2017 are paid in the total amount of xx.
4th installment is due in the amount of xx.
No prior years delinquent taxes found.
Review of payment history dated 09XX/XX17 shows that the borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 in the amount of xx and that was applied to due date 1XXX/XX15.
As per tape data the current UPB is xx however, no amount was provided in the payment history for UPB.	Collections Comments:The loan is in active bankruptcy. Borrower filed the bankruptcy xx with xx and the plan was confirmed on xx.
The foreclosure was started and referred  to attorney. The foreclosure was went on hold due to bankruptcy filing on xx.
The borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 in the amount of xx and that was applied to due date 1XXX/XX15.
The loan was modified on XX/XX/XX11 with new principal balance xx. Loan modified at 2.0% for 60 months P&I xx, 3.0% for 12 months P&I xx, 4.0% for 12 months P&I xx, and 4.5% for the duration of the loan P&I xx.
As per BPO dated XX/XX/XX17 and collection comments, there is no damage and repairs noted on the subject property
Foreclosure Comments:The foreclosure was started and referred  to attorney. The foreclosure was went on hold due to bankruptcy filing. The borrower filed the bankruptcy under xx with xx on xx The plan was confirmed on xx.

Bankruptcy Comments:As per PACER, the borrower was filed the bankruptcy under xx with xx on xx. The plan was confirmed on xx.
As per xx Plan, the debtor shall pay xx per month to the xx trustee, starting on 1XXX/XX16 for 60 months.	Loan modification agreement was made between borrower xx and lender xx on XX/XX/XX11.
The new principal balance is xx with step rate beginning at 2.00 % and borrower promises to pay P&I in the amount xx. The new maturity date is 04XX/XX48.
Loan modified at 2.0% for 60 months P&I xx, 3.0% for 12 months P&I xx, 4.0% for 12 months P&I xx, and 4.5% for the duration of the loan P&I xx.	Document Showing a Index Numerical Value Title Policy	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per collection comments, Foreclosure was started however, tape reflects no. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX11   Tape Value: 1XXX/XX10   Variance: -31 (Days)   Variance %:    Comment: As per Mod, last modification date is XX/XX/XX11 however, tape reflects 0XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Mod doc, loan amortization is Step however, tape reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: As per payment history, Total debt is xx however, tape reflects xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the updated title report, there is a Certificate of Sale for Water and Sewer charges against the subject property in the amount of xx, recorded on XX/XX/XX17 in favor of City of Bayonne. The subject property is located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. Tax collector reports that the lien is open with the redemption amount of xx throughXX/XX/XX17.
It can be cured by redemption of the sold taxes""
* Signatures at closing - There is an issue with not all property owners signing the title. (Lvl 4)     "As per the Deed dated XX/XX/XX05 recorded onXX/XX/XX06, the property is vested in the name of xx however, the subject mortgage was originated on xx was signed and executed only by xx.
Final TPOL is missing in the loan file. However,  as per commitment, the property is vested in the name of xx
As per dashboard report dated 1XXX/XX17, the borrower was deceased, however,  the exact date on which the borrower was deceased is not stated. Also, a death certificate was not found in the updated title."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Subject mortgage is currently in second lien position. As per the updated title report, there is a Certificate of Sale for Water and Sewer charges against the subject property in the amount of xx, recorded on XX/XX/XX17 in favor of xx. The subject property is located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. Tax collector reports that the lien is open with the redemption amount of xx throughXX/XX/XX17.
It can be cured by redemption of the sold taxes""	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file however, Commitment title is available in the loan file."
* Deceased Borrower(s) (Lvl 3)     "As per dashboard report dated 1XXX/XX17, the borrower was deceased. Death certificate was not found in the updated title."
* Amount of title insurance is less than mortgage amount (Lvl 3)     "As per preliminary title report, amount of insurance is xx however, loan amount is xx"
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral is xx however, unsecured portion remained as xx. Collection comments does not show any cram down"	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Unable to confirm operative index value due to supporting documents are missing from the loan file operative index value due to supporting documents are missing from the loan file"
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test
Prohibited Fees Test is fail for +xxx0
Tax related service Fee is prohibited in NJ state."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as loan is failing for Prohibited fees test.
Prohibited Fees Test: FAIL xxx0 xxx +xxx0
																																																																																								Tax related service Fee is prohibited in NJ state."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10158818	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$731.20	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.634%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$100,750.00	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	Updated title report reflects the subject mortgage as the only mortgage of record. The Chain of Assignment is complete with the latest assignment to xx, not in its individual capacity but solely as trustee for the xx recorded xx.
The subject mortgage is in xx position due to an HOA Lien with xx for xx recordedXX/XX/XX13.  Alabama is a Super Lien State under the Uniform Condominium Act.
The 2016 Combined Annual Taxes are due by XX/XX/XX17 for xx.	Review of the payment history as of dated 9XX/XX17 shows borrower is not making regular payments Review of the payment history as of dated 9XX/XX17 shows borrower is current with the loan and is making regular payment and is next due for XXX/XX17 payment. Last payment was received onXX/XX/XX17 in the amount of xx for the due date 1XXX/XX16. The current UPB reflects in the amount of xx and the current P&I is xx.	Collections Comments:The loan is currently in Bankruptcy and due for the 1XXX/XX16 payment. The last payment was received onXX/XX/XX17 in the amount of xx and was applied to the November 2016 payment with the remaining xxx2 placed into suspense. The payment history does not provide balances, rates, or charges owed.
The loan was modified XXX/XX15 with a New Principal Balance of xx and xx was forgiven. The mod reflects a fixed rate at 2% with a P&I payment of xx beginning XXX/XX15 for 281 months.
Active xx Bankruptcy xx was filed on xx; the plan was confirmed onXX/XX/XX17.  The plan reflects the debtor is to pay xx/month with Rushmore to receive xx/month beginning Feb.2017 and arrears of xx/month to begin July 2017.  POC was filed on 5XX/XX17 and reflects the amount of claim xx and arrears total xx.  The Doc History reflects the latest Motion was to Suspend Payments and was filed onXX/XX/XX17.
Borrower previously filed 4 other Bankruptcies since the subject loan was originated.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Active xx Bankruptcy xx was filed on xx; the plan was confirmed on xx.  The plan reflects the debtor is to pay xx/month with Rushmore to receive xx/month beginning Feb.2017 and arrears of xx/month to begin July 2017.  POC was filed on 5XX/XX17 and reflects the amount of claim xx and arrears total xx.  The Doc History reflects the latest Motion was to Suspend Payments and was filed onXX/XX/XX17.
Borrower previously filed 4 other Bankruptcies since the subject loan was originated.	Loan Modification agreement was made between borrower xx and xx with xx effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 2.000 % with P&I of xx with fixed amortized type beginning from first payment date on xx and ends with the maturity date on xx.
The principal forgiven is in the amount of xx.	Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.05% Comment: The total debt is xx, however the tape data is showing it as xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement made on XXX/XX15 shows the modified principal balance is xx however, the lender agreed the principal forgiven balance in the amount of xx which exceeds 2% of modified principal amount."	* Title Review shows major title concern (Lvl 3) "The subject mortgage is in second lien position. As per updated title report there is HOA Lien /COA Lien against the property found in the amount of xx which is recorded onXX/XX/XX13 in the favor of xx The subject property located in AL State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens.
The risk of foreclosure can be avoid if this lien is paid off."
* Comment history is incomplete (Lvl 3)     "Collection comment for 12 months are incomplete. We received payment history fromXX/XX/XX16 to 9XX/XX17 however, comment history for 8 months from 09XX/XX15 toXX/XX/XX16 is missing."
																																																																																							* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report there is HOA Lien /COA Lien against the property found in the amount of xx which is recorded onXX/XX/XX13 in the favor of xx The subject property located in AL State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33259461	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,077.27	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Alternative	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.462%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$94,000.00	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was dated xx with xx.
The chain of assignment is complete as currently the mortgage with xx. Not in Its Individual Capacity But Solely as xx record dated xx.
No Active liens or judgments..
Annual taxes amount is xx. No prior years Delinquent taxes found.
The review of the available payment history shows the borrower is not paying the regular payments and the loan is 6 months delinquent. The last payment was received onXX/XX/XX17 inthe amount of xx, which was applied to XXX/XX17 payment. The next due date is XXX/XX17. The UPB is not available in the payment history, however the tape data is showing it as xx.	Collections Comments:The review of the available payment history shows the borrower is not paying the regular payments and the loan is 6 months delinquent. The last payment was received onXX/XX/XX17 inthe amount of xx, which was applied to XXX/XX17 payment. The next due date is XXX/XX17.
The loan modification agreement was done between xx and xx. on xx. As per modification the new principal amount xx, amount of principal forgiven is xx and interest bearing amount is xx. The P&I is xx and rate is 2.00%. The payments begins at 4XX/XX15 new maturity date is 5XX/XX38.
Borrower filed BK Ch 13 xx onXX/XX/XX13. Plan confirmed xx.
Annual taxes amount is xx. No prior years Delinquent taxes found.
No damages and repairs are reported in the servicing comments. As per BPO dated XXX/XX17 the property is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed BK Ch 13 Case#xx onXX/XX/XX13. Debtor to pay xx per month for 60 months. Plan confirmedXX/XX/XX14.Motion from relief filed XXX/XX16. Latest filing datedXX/XX/XX17. Awaiting status of filing.	The loan modification agreement was done between xx and xx. As per modification the unpaid principal balance was xx, amount of principal forgiven is xx and interest bearing amount is xx. The P&I is xx and rate is 2.00%. The payments begins at xx new maturity date is xx.	Origination Appraisal	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: XXX/XX17 |---| |----| Comment: Unable to determine Tape Source: Initial Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.70% Comment: per payment history Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement lender agrees to forgive the principal in the amount of xx, which exceeds 2% of the original principal balance. The new modified principal balance per mod is xxx0."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule-D in voluntary petition shows unsecured portion in the amount of xx."
																																																																																							* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX16 to 9XX/XX17, as we required latest 24 months comments for review. The servicing comments are missing from 5XX/XX16 till 1XXX/XX15."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47490437	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,595.04	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.751%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated 9XX/XX17, the subject mortgage was originated on xx with xx and was recorded on xx.
The chain of the assignment is complete. Currently, the assignment is with xx, Not In its Individual Capacity But Solely As  xx.
There is one civil judgment in favor of xx for the amount of xx which was recorded onXX/XX/XX09.
2017 County Taxes, 1st installment is paid in the amount of xx & 2nd, 3rd and 4th installments are due in the amount of xx each.
No prior years delinquent taxes found.
..	The review of the the lastest payment history shows that the borrower si delinquent for more than 120 days and is next due for XXX/XX14 payment. The last payment was received on 8XX/XX17 in the amount of xx which was applied to XXX/XX14. The current UPB is not reflected in payment , hence, taken as per the tape data which is in the amount of xx and the current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy next due is for XXX/XX14 payment. The last payment was received on 8XX/XX17 in the amount of xx which was applied to XXX/XX14. The current UPB is not reflected in payment, hence, taken as per the tape data which is in the amount of xx and the current P&I is xx and PITI is xx.
The reason for default is a curtailment of income.
The borrower is making payment as per the original terms of Note as the loan has not been modified since the origination.
Foreclosure was initiated and the file was referred to an attorney on xx and complaint was filed and recorded on xx and as per the notice of Trustee’s sale, the sale was scheduled on xx, however, the foreclosure was put on hold and later foreclosure sale was scheduled on xx but again the sale was put on hold because file was transferred to lose mitigation and later the borrower filed the bankruptcy under the xx, case# xx on xx and plan was confirmed on xx.
As per the confirmed xx plan, the debtor shall make a monthly payment to the Trustee in the sum of xx for 35 months starting fromXX/XX/XX16.
POC was filed onXX/XX/XX15 for the amount of xx and the amount of Arrearage is xx.
As per the latest comments, the subject property is owner-occupied and is in average condition and no damages or repairs were noted in comments history.

Foreclosure Comments:Foreclosure was initiated and the file was referred to an attorney on xx and complaint was filed and recorded on xx and as per the notice of Trustee’s sale, the sale was scheduled on xx, however, the foreclosure was put on hold and later foreclosure sale was scheduled on xx but again the sale was put on hold because file was transferred to lose mitigation and later the borrower filed the bankruptcy under the xx, xx on xx and plan was confirmed on xx.
Bankruptcy Comments:Review of the bankruptcy shows that the borrower filed the bankruptcy under the xx, xx on xx and plan was confirmed on xx.
As per the confirmed xx plan, the debtor shall make a monthly payment to the Trustee in the sum of xx for 35 months starting fromXX/XX/XX16.
POC was filed onXX/XX/XX15 for the amount of xx and the amount of Arrearage is xx.
Not Applicable	HUD-1 Closing Statement	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The review of the servicing comments and loan file shows that foreclosure was initiated, however, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX37 Variance: Variance %: Comment: As loan has not been modified since origination, this field will be not applicable, however, the tape data reflects 1XXX/XX37. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the voluntary petition, the amount of claim without deducting the value of the collateral is xx, and an Unsecured portion is xxid not see the comments indicating a cram down."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Hud-1 Settlement Statement is available in the loan file at xx, however, it does not reflect the paid off and cash to borrower, hence, cannot be considered. The values updated as per the Estimated Hud found at (xx)."	* Property Damage (Lvl 2) "As per latest BPO xx dated on xx subject property occupied by borrower and there is need to repair landscaping in the amount of xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per ROR, the transaction date is xx which is not aligned with the Note date xx."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Fail, Loan Data: xx, Comparison Data: xx, Variance: -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx

TILA Foreclosure Rescission Finance Charge Test: Fail, Loan Data: xx, Comparison Data: xx, Variance: -xx.
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: Fail, Loan Data: xx, Comparison Data: xx, Variance: -xx.

																																																																																								TILA Foreclosure Rescission Finance Charge Test: Fail, Loan Data: xx, Comparison Data: xx, Variance: -xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96082656	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,941.47	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	53.178%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx as nominee for xx which was recorded on xx. The chain of the assignment is complete. Currently, the assignment of mortgage is with xx, not in its individual capacity, but solely as trustee for the xx which was recorded on xx. Further the corrective assignment was made between Cxx that was recorded on xx. No active judgments or liens are found. Combined annual Taxes for the year 2016 are paid in the amount of xx. No prior years delinquent taxes have been found.	As per the review of payment history, the borrower is currently delinquent for more than 120+ days and next due for 1XXX/XX13. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX13. The current UPB is not stated in provided payment history. However, the tape date is captured.	Collections Comments:Collections Comments: The review of the collection comment shows that the loan is in collection and borrower is next due for 1XXX/XX13. The borrower had filed bankruptcy under xx with the xx on xx. The plan was confirmed on xx. The motion for relief from stay was filed onXX/XX/XX14.The bankruptcy was terminated onXX/XX/XX15. The date of last filing bankruptcy is xx.

The review of the comment shows that the foreclosure was initiated and referred to an attorney on xx. The complaint was filed on xx.  The comment dated 6XX/XX17 indicates that the service was completed onXX/XX/XX13.  However, Borrower had filed the bankruptcy under xx with the xx on xx and foreclosure was put on hold. The bankruptcy was terminated on xx. Per comment dated 6XX/XX17 reprojected step sale was held on xx. The modification was found in bankruptcy. As per modification xx’s xx, Claim shall be paid by the xx in equal monthly installments of principal with fixed interest at the rate of 4.0% per annum, which was amortized over 30 years with a 30-year term, with no prepayment penalty. As per the review of payment history, the borrower is currently delinquent for more than 120+ days and is next due for 1XXX/XX13. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX13. The current UPB is not stated in provided payment history. However, the tape date is captured. As per the comment datedXX/XX/XX17as well as BPO report, the subject property is owner-occupied. No information has been mentioned in the comments regarding the damage to the property. The subject property's "As Is sales" price is xxForeclosure Comments:The review of the comment shows that the foreclosure was initiated and referred to an attorney on XX/XX/XX12. The complaint was filed on XXX/XX13. Comment The comment dated 6XX/XX17 indicates that the service was completed onXX/XX/XX13.  However, Borrower had filed the bankruptcy under xx with the Case #xx on XX/XX/XX13 and foreclosure was put on hold. The bankruptcy was terminated onXX/XX/XX15. Per comment dated 6XX/XX17 reprojected step sale was held on 6XX/XX17.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case #xx on XX/XX/XX13. The plan was confirmed on  XX/XX/XX16. The motion for relief from stay was filed onXX/XX/XX14.The bankruptcy was terminated onXX/XX/XX15. The date of last filing the bankruptcy isXX/XX/XX17. The modification was found in bankruptcy.  As per modification xx’s Allowed Secured, Claim shall be paid by the Reorganized Debtors in equal monthly installments of principal with fixed interest at the rate of 4.0% per annum, amortized over 30 years with a 30-year term, with no prepayment penalty.

Not Applicable	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value:XX/XX/XX14 Tape Value:XX/XX/XX14 |---| -1 (Days) |----| Comment: Current Bankruptcy Proof of claim (POC) date isXX/XX/XX14. However, tape data reflectsXX/XX/XX14. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Review of the comment shows foreclosure was initiated and referred to an attorney on xx. However, tape reflects No foreclosure.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment: There is no modification agreement in file hence Mod maturity date is not applicable. However, tape data reflects 6XX/XX35.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance as per application is Lower rate or term. However, tape reflects Cash-out other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction as per HUD-I is Refinance. However, tape data reflects Cash-Out.   Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: Total debt/legal balance per payment history is xx. However, the tape reflects xx. Tape Source: Initial Tape Type:	B			* Title shows an assignment chain break (Lvl 2) "Chain of assignment of mortgage is incomplete as the latest assignee shows as xx, corrective assignment only referencing the last AOM."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9208050	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,014.34	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	54.318%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX15	$77,000.00	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	As per the XXX report dated XX/XX/XX17, the subject mortgage was originated on xx and was recorded on xx, in favor of xx and in the amount of xx.
The chain of assignment is complete. The latest assignment was done from the xx, Not In Its Individual Capacity But Solely As Trustee For The xx was recorded on xx.
There is one junior mortgage in the amount of xx, in favor of xx which was originated on xx and was recorded on xx. However, reference mortgage book/page and loan amount was not mentioned.
No judgment & lien was found open against the borrower.
2017 combined annual taxes are due in the amount of xx and the borrower has to pay before XX/XX/XX17, 2016 combined taxes are paid in the xx. No prior years delinquent taxes are found.
As per review of the payment history, the borrower is delinquent for more than 23 months. The last payment was received a date is XX/XX/XX17, in the amount of xx, which was applied to XX/XX/XX17 the next due date is XX/XX/XX17. As per the tape data UPB in the amount of xx	Collections Comments:As per review of collection comment, the borrower is delinquent for more than 5 months and is due for XX/XX/XX17. The borrower is active in bankruptcy. Foreclosure was initiated in the loan and it reflects that the foreclosure went was put on hold due to loss mitigation efforts. However, no further information available to understand the current status of the foreclosure process. The borrower had filed bankruptcy for xx with reference case # xx.
The recent reason for default is not mentioned in the collection comment.
The loan was modified twice since origination. The borrower is making payment as per the modification in the amount of xx at the rate of 2.00% and the loan will be matured on XX/XX/XX48. As per the comment dated XX/XX/XX17, the amount of total payment has been changed to xx with effective from XX/XX/XX17, under the notice of payment change
As per the BPO report dated XX/XX/XX17, the property is owner occupied. The property is in average condition. No repair or damage were found in BPO report as well as in collection comment

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy for xx plan with case #xx on XX/XX/XX16. The plan was confirmed on XX/XX/XX16. Under order confirming xx plan, the debtor shall pay to the trustee in the amount of xx for a 60 months.
																																																																																		This modification agreement was made between lender as xx and Borrower as xx on xx. As per the modified of terms, the unpaid principal balance was xx. However principal forgiven balance stated in MOD in the amount of xx. The reason for modification is Financial Hardship. As per the modification agreement, the modified rate decreased from 7.250% to new rate of 2.00% with P&I in the amount of xx to begin from XX/XX/XX15 for the term of 397 months & Maturity date is XX/XX/XX48.		Field: Original Appraised Value Loan Value: xx Tape Value: xx |---| xx |----| 0.01% Comment: As per appraisal report appraisal value is xx however shows tape data xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement made on 0XXX/XX15, the unpaid principal balance was xx. The lender has forgiven principal amount in the amount of xx, which is exceeding 2% of modification amount."	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17, which is for 16 months. However, comment history is missing from XX/XX/XX15 till XX/XX/XX16, as we require latest 24 months comment history."	* TIL not hand dated (Lvl 2) "TIL document is not hand dated by the borrower." * Not all borrowers signed TIL (Lvl 2) "TIL document is not signed by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78328659	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$0.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.334%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX03	$87,414.67	Not Applicable	7.625%	xx	XX/XX/XX04	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx as nominee for xx which was recorded on xx.
The chain of the assignment is not complete. Currently, the assignment is from xx to xx Missing assignment to xx.
There is water/sewer/utilities lien in favor of Water revenue department in the amount of xx which was recorded on 7XX/XX01.
The 2017-2016, the annual taxes are paid. No prior delinquency taxes are found.

The review of the payment history shows that the borrower is delinquent for more than 120+ days and next due for 1XXX/XX15. The last payment was received onXX/XX/XX17 in the amount of xx for due date 1XXX/XX15. The UPB is reflected in the amount xx till due date 1XXX/XX15. The current UPB is not stated in provided payment history. However, the tape data has been captured.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the borrower is next due for 1XXX/XX15. Borrower had filed bankruptcy under xx with the case xx on xx and the plan is not confirmed yet. The motion for relief from stay filed onXX/XX/XX17. Under amended xx debtor was supposed to pay the trustee the amount of xx for 7 months and xx per month for 53 months for the total amount of xx. The date of last filing bankruptcy isXX/XX/XX17. Foreclosure was initiated. As per collection comment, the complaint was filed on XX/XX/XX16. Per collection comment dated XXX/XX17, the mediation hearing date was 5XX/XX17 and the service was completed on XX/XX/XX16. The foreclosure was put on hold as the borrower had filed bankruptcy under xx on xx.
The review of the payment history shows that the borrower is delinquent for more than 120+ days and next due is for 1XXX/XX15. The last payment was received onXX/XX/XX17 in the amount of xx for due date 1XXX/XX15. The UPB reflected in the amount xx till due date 1XXX/XX15. The current UPB is not stated in provided payment history. However, the tape data has been captured.
Comment datedXX/XX/XX14 reflects that the reason for default as the curtailment of income. Per comment dated 9XX/XX15 borrower had lost job and the borrower's intention is to keep the property. The comment datedXX/XX/XX16 indicates that the borrower did the modification and had house repairs as well as incurred the additional expenses in the household. Comment dated 1XXX/XX15 states that the subject property is owner-occupied. No damages were reported. The subject property As-Is sales price is xxhe modification agreement was made between the borrower xx and Lender xx on XX/XX/XX03.

Foreclosure Comments:Foreclosure was initiated. As per collection comment, the complaint was filed on xx. Per collection comment dated XXX/XX17, the mediation hearing date is xx and the service was completed on xx. The foreclosure was put on hold as borrower filed bankruptcy xx on xx.

Bankruptcy Comments:Borrower filed bankruptcy xx with case xx on xx and the plan is not confirmed yet. The motion for relief from stay filed onXX/XX/XX17. Under amended xx debtor was supposed to pay the trustee the amount of xx for 7 months and xx per month for 53 months for the total amount of xx. The date of last filing bankruptcy isXX/XX/XX17.

The modification agreement was made between borrower xx and Lender xx on xx. As per the modified term, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 7.625% beginning from XXX/XX14 with a maturity date of xx. There is no provision for balloon payment and it does not have modification steps.	Mortgage Insurance	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Foreclosure was initiated. As per collection comment, the complaint was filed on xx. However, the tape data reflects No.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX03   Tape Value: XX/XX/XX03   Variance: 2 (Days)   Variance %:    Comment: The modification agreement was made between borrower xx and Lender xx. However, the tape data reflects on XX/XX/XX03.&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: Yes   Variance:    Variance %:    Comment: MI certificate is missing in the loan file. However, the tape data reflects Yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 100%   Variance:    Variance %:    Comment: MI certificate is missing in the loan file.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.06%   Comment: As per note, the original loan amount is xx. However, the tape data reflects xx..&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.36% Comment: Total debt/legal balance per payment history is xx. However, the tape reflects xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per updated title report, the subject property is in second lien position. There is Water/Sewer Lien on the subject property. Which was recorded on 7XX/XX01 in favor of Water Revenue Department in the amount of xx.
The subject property has located the State of PA. There is a risk of the property to be getting foreclosed due to above unpaid lien. This is not in State where property may get foreclosed due to above unpaid lien."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "As per updated title report, the subject property is in second lien position. There is  Water/Sewer Lien on the subject property. Which was recorded on 7XX/XX01 in favor of Water Revenue Department in the amount of xx.
The subject property has located the State of PA. There is a risk of the property to be getting foreclosed due to above unpaid lien."	* MI, FHA or MIC missing and required (Lvl 3) "MI certificate is missing in the loan file."
																																																																																							* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on Mortgage, Deed and Final title policy does match except the missing legal on the assignment of Mortgage that was recorded onXX/XX/XX17 as follows: “ Seven inches Northwestwardly from the Northwesterly side of xx (Sixty feet wide)”. This could be cured with reformation agreement."	* Title shows an assignment chain break (Lvl 2) "The chain of the assignment is not complete. Currently, the assignment is from xx Missing assignment to latest assignee xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9499646	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,632.56	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	43.106%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$171,217.15	Not Applicable	4.500%	xx	XX/XX/XX11	Financial Hardship	As per the review of updated title datedXX/XX/XX17, the subject mortgage was originated on xx with xx as nominee for xx. The chain of the assignment is complete. Currently, the mortgage is with xx but Solely as Trustee for the xx recorded on xx. There 7 State tax liens in the favor of xx in the total amount of xx. There is a civil judgment in the favor of xx in the amount of xx recorded on. There is a Divorce Decree in the favor of xx recorded XX/XX/XX17. 2016 1st and 2nd installment taxes are paid in the amount xx. No prior year delinquent taxes are found.	As per the review of payment history, the borrower has been delinquent for 120+days and next due is for 9XX/XX16. The last payment was received on 8XX/XX17 in the amount xx which was applied to 8XX/XX16. The UPB is not reflected, tape reflects as xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy and next due is for 9XX/XX16. The last payment was received on 8XX/XX17 in the amount xx which was applied to 8XX/XX16. As per PACER report, the borrower filed bankruptcy under xx xx on xx. The plan was confirmed on xx. Foreclosure was initiated and the complaint was filed on xx. The sale was scheduled on xx. Borrower filed bankruptcy xx on xx and foreclosure went on hold.The reason for default is not stated. The loan has been modified once since origination in 2011. The borrower is making his payments as per 2011 mod terms. The property is owner-occupied with no repairs and damages are noted.
Foreclosure Comments:Foreclosure was initiated and the complaint was filed on xx. The sale was scheduled on xx. Borrower filed bankruptcy xx on xx and foreclosure went on hold.
Bankruptcy Comments:As per PACER report, the borrower filed bankruptcy under xx xx on xx. The plan was confirmed on xx. The POC was filed on XXX/XX15 in the amount of xx. The amount of arrearage is xx.	This modified agreement was signed between the borrower xx and the lender xx. The UPB is xx. The borrower promises to pay xx, beginning from xx and the maturity is dated xx.	HUD-1 Closing Statement Final Truth in Lending Discl.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per collection comments and updated title, the foreclosure was initiated. Tape reflects as No. Tape Source: Initial Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value:xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history, the total debt is xx. Tape reflects xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with itemization and estimated hud is missing in the loan file."
																																																																																							* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to 9XX/XX17. Missing from 9XX/XX15 to XX/XX/XX16, as we require 24 months Collection comments."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the file"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22411986	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$81,266.35	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	Review of updated title Report dated XX/XX/XX17 shows the subject mortgage was originated on xx with xx as nominee xx.
The Chain of Assignment is complete, current Assignee  is xx not in its individual capacity but solely as trustee for the xx.
There is civil judgment found against the borrower in the amount of xx in the  favor of xx which is recorded on  xx and civil judgment found against the borrower in the amount of xx  in the  favor of xx  which is recorded on XX/XX/XX13.
As per updated title report petition against the borrower filled onXX/XX/XX15 for the favor of xx. however,  amount is doesn't reflect.
The updated title report does not shows the property current taxes information.	As per the review of payment history, the borrower is 120+ days delinquent. The last payment was received onXX/XX/XX17 in the amount xx which was applied to XXX/XX16. The next due date is 4XX/XX16. The payment was received as per modification agreement. The UPB is not reflect in payment history. however, it taken from tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx, xx on xx and plan was confirmed on xx. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.
Available servicing comment and documents in file reveals foreclosure was initialed in loan by filing compliant xx by attorney and  judgment was entered on xx. As per servicing comment prior sale date is xx. In between FC process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower onXX/XX/XX15  FC process currently went on hold. No further details available.
As per the review of payment history, the borrower is 120+ days delinquent. The last payment was received onXX/XX/XX17 in the amount xx which was applied to XXX/XX16. The next due date is 4XX/XX16.  The payment was received as per modification agreement.  The UPB is not reflect in payment history. however, it taken from tape data in the amount of xx.
As per servicing comment reason for default is unemployment.
As per available latest BPO dated onXX/XX/XX17 subject property occupied by borrower and average condition.

Foreclosure Comments:Available servicing comment and documents in file reveals foreclosure was initialed in loan by filing compliant xx by attorney and  judgment was entered on xx. As per servicing comment prior sale date is xx. In between FC process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower on xx  FC process currently went on hold. No further details available.

Bankruptcy Comments:Borrower has filed bankruptcy under xx, xx onXX/XX/XX15 and plan was confirmed on xx. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.	This loan modification was done on XXX/XX14 between the xx and xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.625 % and Monthly P&I is xx. The modification payment start date is XXX/XX14 and new maturity date is 1XXX/XX53.
Mortgage Insurance Credit Application	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comment foreclosure was initiated on the loan file however tape data reflect as No. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX14   Tape Value: 1XXX/XX13   Variance: -56 (Days)   Variance %:    Comment: The loan was modified on XXX/XX14 however tape data shows as 1XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type Loan Value: No Documentation Tape Value: Full Documentation Variance: Variance %: Comment: application is missing from the loan file however tape data shows as Loan document type as Full Document. Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "As per servicing comment dated onXX/XX/XX16, litigation was initiated on the loan for the bankruptcy motion to avoid lien. There is no information found regarding the litigation was resolved or not."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cramdown."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file." * Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97591754	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,443.00	8/XX/XX21	Not Applicable	No	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.917%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of updated title report dated 9XX/XX17 the subject mortgage was originated on xx with xx as nominee for xx on xx.
Chain of assignment is incomplete. There is break in assignment from xx to xx. Currently, the assignment is with xx recorded on xx. It should be with xx.
There is junior mortgage in the favor of xx recorded onXX/XX/XX06.
 2016 Combined Annual taxes are paid in the amount of xxand no prior years delinquent taxes found.
The review of payment history reflects that the borrower is delinquent for more than 120 days. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 6XX/XX16. The UPB reflected is xx taken as per tape and current P&I is xx with PITI is xx.	Collections Comments:The review of the collection comment shows that the loan is currently in bankruptcy and was next due for 7XX/XX16.The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 7XX/XX16. The UPB reflected is xx taken as per tape and current P&I is xx with PITI is xx.
RFD is unable to determine.
The loan had been modified on 6XX/XX14. The Unpaid principal Balance is xx with interest rate 4.625%. The borrower promises to pay the monthly P&I of xx beginning from 7XX/XX14. The maturity is dated on xx. But, the borrower is making payments of P&I as per note terms. However, the above modification was not implemented.
Foreclosure was initiated and was referred to an attorney onXX/XX/XX13. As per notice of pendency, the lis pendens was filed on 1XXX/XX14. However, no further information has been found for sale.
The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX15. As per confirmed xx plan, the debtor shall pay to the trustee the sum of xxx0 monthly for 60 months. The ‘date of the last filing’ is XXX/XX17 and pending status is awaiting discharge plan.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is unknown occupied and the condition is average with no damages & repairs found.  Its listed quoted price is xxForeclosure Comments:Foreclosure was initiated and was referred to an attorney on xx. As per notice of pendency, the lis pendens was filed on xx. However, no further information has been found for sale.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the xx on xx and the plan was confirmed on xx. As per confirmed xx plan, the debtor shall pay to the trustee the sum of xxx0 monthly for 60 months. The ‘date of the last filing’ is xx and pending status is awaiting discharge plan.	Not Applicable	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is Yes. However, tape reflects that it is No. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: Canadian   Tape Value: OKLAHOMA   Variance:    Variance %:    Comment: As per Mortgage, property county is Canadian. However, tape reflects that it is Oklahoma.   Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.26% Comment: As per payment history, total debt is xx. However, tape reflects that it is xx. Tape Source: Initial Tape Type:	B		* Foreclosure Delay or Contested (Lvl 3) "As per collection comments datedXX/XX/XX15, open contested matter found and review of it was completed on XX/XX/XX15. However, no resolution information found in comments."	* Title shows an assignment chain break (Lvl 2) "Chain of assignment is incomplete. There is break in assignment from xx Currently, the assignment is with xx recorded on xx. It should be with xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59457263	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nebraska	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,443.44	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	11.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/XX17, the subject mortgage was originated on xx in the favor of xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx not its individual capacity, but solely as trustee for the xx which was recorded on  xx.
No active judgments or liens are found against the borrower.
The 2016 annual county taxes were paid in the amount of xx on XX/XX/XX16. Estimated taxes for the year 2017 are due in the amount of xx. No prior year delinquent taxes are found.
As per the review of the latest payment history, the borrower is currently delinquent for 3 months and the next due date is XX/XX/XX17. The last payment was received in the amount of xx on XX/XX/XX17 to the due date ofXX/XX/XX17. The UPB is not reflected in the latest payment history. Hence, the value is updated as per tape data as is xx.
The borrower is currently making payments according to the Adjustment to Contract Rate mentioned in the original Note. The contract rate which is 11.250% will decrease by 0.40% beginning with the 13th month after every 12 consecutive monthly periods. Also, the documents located at “xx” and “xx” reflect the amortization schedule in which at the 5th year the contract rate will be 9.650% and the P&I will be xx. Hence, currently, the borrower is making payment as per pay right rewards (adjustment to contract rate clause).
As per convenience date change letter located at “xx”, the monthly payment due date will change from the 9th of each month to the 21st of the each month.
As per comment date XX/XX/XX16, the borrower has made the payment in the amount of xx on XX/XX/XX16 for XX/XX/XX15 toXX/XX/XX16 and also, as per comment dated XX/XX/XX16, the borrower has made 36 payments starting from XX/XX/XX13 on XX/XX/XX16. The total payment amount is not available.
Collections Comments:The loan is in the bankruptcy and is due for xx. The last payment was received in the amount of xx on XX/XX/XX17 to the due date ofXX/XX/XX17. The UPB is not reflected in the latest payment history. Hence, the value is updated as per tape data as is xx.
The borrower is currently making payments according to the Adjustment to Contract Rate mentioned in the original Note. The contract rate which is 11.250% will decrease by 0.40% beginning with the 13th month after every 12 consecutive monthly periods. Also, the documents located at “xx” and “xx” reflect the amortization schedule in which at the 5th year the contract rate will be 9.650% and the P&I will be xx. Hence, currently, the borrower is making payment as per pay right rewards (adjustment to contract rate clause).
As per convenience date change letter located at “xx”, the monthly payment due date will change from the 9th of each month to the 21st of the each month.
As per comment date XX/XX/XX16, the borrower has made the payment in the amount of xx on XX/XX/XX16 for XX/XX/XX15 toXX/XX/XX16 and also, as per comment dated XX/XX/XX16, the borrower has made 36 payments starting from XX/XX/XX13 on XX/XX/XX16. The total payment amount is not available.
As per comment dated XX/XX/XX17, the loan is a non-modified loan. However, master X/section 1 showing a deferred balance in the amount of xx. There were no deferral letter and no prior history found in the loan file. Also, tape data reflects deferred balance.
 As per review of the loan file, the foreclosure was initiated and was referred to an attorney on XX/XX/XX13. However, the foreclosure was put on hold because the borrower had filed bankruptcy under xx plan with xx on XX/XX/XX13 and the plan was confirmed on XX/XX/XX13. Currently, the foreclosure is on hold.
As per latest servicing comment and the inspection report dated XX/XX/XX17,  the subject property is occupied by the owner.
As per inspection report dated XX/XX/XX17, the roof and front window of the subject property was damaged. There was a leakage through the roof and window was broken down. There is need of replacement of the roof. The estimated amount of repair is in the amount of xx.  As per latest servicing comment, no damage pertaining to the subject property was observed. Hence, unable to determine whether the repairs have been completed.

Foreclosure Comments:As per review of the loan file, the foreclosure was initiated and was referred to an attorney on xx. However, the foreclosure was put on hold because the borrower had filed bankruptcy under xx plan with xx on xx and the plan was confirmed on xx. Currently, the foreclosure is on hold.
Bankruptcy Comments:The borrower had filed bankruptcy under xx plan with case xx on xx and the plan was confirmed on xx.
Under confirmed xx plan, the monthly payment amount will increase from xx per month to xx monthly for a new plan base amount of xx.
Order on motion for relief from stay was filed on xx.
The proof of claim was filed on XX/XX/XX13 in the amount of xx and the amount of arrearage is xx.
Not Applicable	Credit Application	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the loan file, the foreclosure was initiated. However, tape reflects foreclosure status as No. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since the origination. There is no deferred balance found in the loan file. However, tape reflects deferred balance as xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: Subject loan is not modified since origination however, tape reflects as loan was modified and the maturity date is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: Total debt per updated PH is in the amount of xx however, tape shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX16 to XX/XX/XX17 in the loan file. However, we require latest 24 months comments history. Servicing comments are missing from XX/XX/XX15 to XX/XX/XX16."
* Property Damage (Lvl 3) "As per inspection report dated XX/XX/XX17, the roof and front window of the subject property was damaged. There was a leakage through the roof and window was broken down. There is need of replacement of the roof. The estimated amount of repair is in the amount of xx. There are no evidences found in the file that confirm whether the repairs are done to the property."	* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Finance Charge Test: FAIL xx xx -xx.
TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx.
TILA APR Test: FAIL 9.920% 11.987% -2.067%.
GSE (Freddie Mac public guidelines) Points and Fees Test: FAIL xx xx +xx
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* LTV or CLTV exceeds 104% (Lvl 2)     "As per appraisal report, the appraised value is xx which is less than original loan amount xx. Hence, the CLTV value exceeds xx which is xx."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
FAIL
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
																																																																																								The annual percentage rate (APR) is 11.987%. The disclosed APR of 9.920% is not considered accurate because"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25548377	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,857.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.240%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated 9XX/XX17 shows that the subject mortgage was dated \XX/XX/XX05 with xx. The Chain of Assignment is complete, current assignee xx, not in its individual capacity but solely as trustee for xx.
There are 2 open mortgage in the amount of xxx00 &  xx recorded on XX/XX/XX08 and  XX/XX/XX08 with xx respectively.
2016 annual taxes are paid in the amount of xx.
No prior years delinquent taxes found.	Review of the payment history for the period XX/XX/XX16 till 09XX/XX17 shows that borrower is more than 120 days delinquent. The last payment was received on XX/XX/XX17 in the amount of xx and that was applied to due date 05XX/XX12. The next due date 06XX/XX12.
Collections Comments:The loan is in active bankruptcy. The borrower filed the bankruptcy under xx with xx on xx. The plan was confirmed on xx.
There is no foreclosure activity found in the comments. The loan was never modified.
 The borrower is more than 120 days delinquent. The last payment was received on XX/XX/XX17 in the amount of xx and that was applied to due date 05XX/XX12. The next due date 06XX/XX12.
OnXX/XX the MOD attempt was canceled due to incomplete package. Servicer should verify the value of property and foreclose or charge off.
As per latest BPO dated XX/XX/XX17 and comments, there is no damages and repairs noted on the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER,the borrower filed the bankruptcy under xx with xx on XX/XX/XX14. The plan was confirmed on 1XXX/XX16.
As per xx plan debtor shall pay to the trustee in the amount of xx. The motion for relief has not been filed.	Not Applicable	Credit Application	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 7XX/XX17 |---| |----| Comment: N/A Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX16 to 9XX/XX17. As we require latest 24 months collection comments for review, the comments are missing from 1XXX/XX15 till XX/XX/XX16."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the grace period test.
The loan has a grace period that does not conform to the requirements for the lender's license type in the state where the property is located.
Grace Period Test: FAIL 10 Days 15 Days -5 Days"
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as loan is failing for State regulations."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74929954	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$695.10	$1,390.20	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.340%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$191,422.13	Not Applicable	8.333%	xx	XX/XX/XX12	Financial Hardship	As per the review of updated title dated xx , the subject mortgage was originated on xx in the favor xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx., As Trustee For xx, Not In Its Individual Capacity But Solely As Trustee For The xx which was recorded on xx.
No active judgments or liens are found against the borrower.
1st installment of county taxes for the 2017 year are paid in the amount of xx and 2nd installment are delinquent in the amount of xx which was due on XX/XX/XX17.
As per the review of the payment history as of XX/XX/XX17, the borrower is currently delinquent for 36 months and the next due date is XX/XX/XX14. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX14. The UPB is not stated in the payment history. However, the value is updated as per tape data is xx. The Current P&I is xx and PITI is xx.
Recently, the loan has been modified on XX/XX/XX17. As per modified term, the new principal balance is xx. There is a deferred balance in the amount of xx. Hence, interest bearing balance is reflecting as is xx. The modified interest rate was 5.875% and P&I was xx. The modification payment was beginning from XX/XX/XX17 till a maturity dated XX/XX/XX57.
However, borrower is making payment as per prior modification.	Collections Comments:The loan is in the bankruptcy and is due for xx. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX14. The UPB is not stated in the payment history. However, the value is updated as per tape data is xx. The Current P&I is xx and PITI is xx. The reason for default is not provided in the collection comment.
The borrower is making payment as per modification made on XX/XX/XX12. As per the modified terms, the new Unpaid Principle Balance is xx. Borrower promises to pay xx with a modified interest rate 8.33% beginning from xx till a maturity date xx. The latest modification agreement was found in the loan file located at "xx" which was made on XX/XX/XX17 between the borrower xx and the xx.
As per modified term, the new principal balance is xx. There is a deferred balance in the amount of xx. Hence, interest-bearing balance is reflecting as is xx. The modified interest rate was 5.875% and P&I was xx. The modification payment was beginning from XX/XX/XX17 till a maturity dated xx.
However, the borrower is making payment as per prior modification.
As per loan file, the foreclosure was initiated and was referred to an attorney on xx. However, foreclosure was put on hold due to borrower had filed bankruptcy the borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed on xx. Currently, foreclosure is on hold.

As per comment dated XX/XX/XX17, under bankruptcy, the attorney has needed to file the motion to modify the loan. The latest loan modification agreement is under review of bankruptcy. Loan modification hasn’t approved by the court. The court is still waiting for signed agreement.
As per comment dated XX/XX/XX17, the court has scheduled a date for approving the loan modification which is XX/XX/XX17.
As per BPO report dated XX/XX/XX17, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx.
As per BPO report XX/XX/XX17, repair is needed to the roof of the subject property. The estimated amount of repair is in the amount of xx. As per latest servicing comment, no damage pertaining to the subject property was observed.

Foreclosure Comments:As per loan file, the foreclosure was initiated and was referred to an attorney on xx. However, foreclosure was put on hold due to borrower had filed bankruptcy the borrower had filed bankruptcy under xx with xx on XX/XX/XX13. The plan was confirmed on xx. Currently, foreclosure is on hold.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with xx on XX/XX/XX13. The plan was confirmed on XX/XX/XX14 and motion for relief from automatic stay was filed on XX/XX/XX16.
Under xx, the debtor shall pay to the trustee in the aggregate amount of xx, which shall be payable in step as xx monthly for 2 months, xx monthly for 9 months and xx monthly for 49 months. The POC was filed on XX/XX/XX13 in the amount of xx and the amount of arrearage is xx.
This Modification agreement was made on xx between the borrower xx.
As per the modified terms, the new Unpaid Principle Balance is xx.
Borrower promises to pay xx with a modified interest rate 8.33% beginning from XX/XX/XX12 till a maturity date XX/XX/XX36.
The loan doesn't contain balloon provision.
TThe latest modification agreement was found in the loan file located at "xx" which was made on XX/XX/XX17 between the borrower xx and the xx.
As per modified term, the new principal balance is xx. There is a deferred balance in the amount of xx. Hence, interest-bearing balance is reflecting as is xx. The modified interest rate was 5.875% and P&I was xx. The modification payment was beginning from XX/XX/XX17 till a maturity dated XX/XX/XX57.
However, the borrower is making payment as per prior modification.
Credit Application	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The loan was in foreclosure. However the tape shows it is no. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: There is no deferred balance found in the loan modification agreement.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 6XX/XX12   Tape Value:XX/XX/XX12   Variance: 11 (Days)   Variance %:    Comment: Date of last modification is 6XX/XX12. however tape shows that it isXX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: Total debt is xx. However tape shows that it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "As per review of comment history, the available comment history is from XX/XX/XX16 to 9XX/XX17. However, we require latest 24 months comment history. The collection comments are missing from XX/XX/XX15 to XX/XX/XX16."
* Property Damage (Lvl 3)     "As per BPO report XX/XX/XX17, repair is needed to the roof of the subject property. The estimated amount of repair is in the amount of xx. As per latest servicing comment, no damage pertaining to the subject property was observed. Hence, unable to determine whether the repair has been completed."
* Payment History is not Complete (Lvl 3) "As per review of Payment history, the available payment history is from XX/XX/XX16 toXX/XX/XX17. But we require the payment history of latest 12 months. The payment history is missing fromXX/XX/XX16 toXX/XX/XX16."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
FAIL
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 9.473%. The disclosed APR of 7.765% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title report dated XX/XX/XX17, 2nd installment of county taxes for the 2017 year are delinquent in the amount of xx which was due on XX/XX/XX17."
* Application Missing (Lvl 2)     "Final application is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Result   Loan Data  Comparison Data   Variance
TILA Finance Charge Test: FAIL xx xx -xx
TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx
TILA APR Test: FAIL 7.765% 9.473% -1.708%
This loan failed the TILA finance charge test.
																																																																																								This loan failed the TILA foreclosure rescission finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19897602	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.149%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the revised XXX report dated XX/XX/XX17, the subject mortgage was originated on xx in the favor of xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment as per updated title report is from xx Not In Its Individual Capacity, But Solely As Legal Title Trustee For xx, Its Successors And Assigns to xx Not In Its Individual Capacity But Solely As Trustee For The xx which was recorded on xx.
No active judgments or liens are found against the borrower.
As per revised XXX report, tax certificate has been ordered. Taxes are to be followed.
As per the review of the payment history till XX/XX/XX17, the borrower is currently delinquent for 41 months and the next due date is XX/XX/XX14. The last payment was received in the amount of xx on XX/XX/XX17 which was applied to XX/XX/XX14. The UPB is not reflected in the latest payment history. Hence, the value is updated from the tape data as is xx.	Collections Comments:The loan is currently in bankruptcy and is due for XX/XX/XX14. The last payment was received in the amount of xx on XX/XX/XX17 which was applied to XX/XX/XX14. The UPB is not reflected in the latest payment history. Hence, the value is updated from the tape data as is xx.
The reason for default is not provided in the collection comment.
The loan has not been modified since the origination.
As per the servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx and the service was completed on xx. The mediation date was held on xx. The mediation was concluded that the stay has to be lifted because the borrower was not willing to modify the loan. Motion for a summary of judgment was filed on XX/XX/XX16 and the hearing was filed on XX/XX/XX16. Judgment hearing was completed on xx and was entered on xx. The writ was prepared on XX/XX/XX17 and it was sent out for filing. The sale was scheduled for xx.
The sale date was postponed to xx because the borrower has filed bankruptcy under xx with xx on xx. The plan is not yet confirmed.
Borrower wanted to reinstate the loan. The amount for reinstatement was provided to the borrower in the amount of in the amount of xx.
The investor has approved to accept 18k from the borrower as part of a partial reinstatement and remaining will be deferred via an 11 months term extension. Deferment agreement was offered to the borrower on XX/XX/XX16. The borrower hasn’t responded further.
As per comment dated XX/XX/XX15, the forbearance plan was offered to the borrower for 15 months on XX/XX/XX11 payments due from XX/XX/XX11 till XX/XX/XX12.
As per BPO report dated xx, the subject property is needed to repair to fix the peeling paint. The estimated amount of repair is in the amount of xx. As per latest servicing comment, no damage pertaining to the subject property was observed and also, there is no comment found whether the repair has been completed.
As per BPO report, the subject property is owner-occupied. As-Is list price is quoted as xxx.00.

Foreclosure Comments:As per the servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx and the service was completed on xx. The mediation date was held on xx. The mediation was concluded that the stay has to be lifted because the borrower was not willing to modify the loan. Motion for a summary of judgment was filed on xx and the hearing was filed on xx. Judgment hearing was completed on xxand was entered on xx. The writ was prepared on XX/XX/XX17 and it was sent out for filing. The sale was scheduled for xx.
The sale date was postponed to xx because the borrower has filed bankruptcy under xx with xx. The plan is not yet confirmed.

Bankruptcy Comments:The borrower has filed bankruptcy under xx with xx on xx. The plan is not yet confirmed.
As per proposed xx plan, the debtor shall pay to the trustee in the amount of xx per month for 60 months for a base plan amount of xx.
Motion to dismiss the case was filed on XX/XX/XX17. However, the order for the motion to dismiss the case is granted yet.
The proof of claim was referred to an attorney on XX/XX/XX17. However, it was not yet filed. As per comment dated XX/XX/XX17, the POC BAR dated is XX/XX/XX17.
Not Applicable	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comments, subject property was found under Foreclosure however tape data shows No Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX34   Variance:    Variance %:    Comment: MOD maturity date is not applicable however tape data shows 5XX/XXx34   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.62% Comment: As per latest paymeny history, total debt is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "As per BPO report dated XX/XX/XX17, the subject property is needed to repair to fix the peeling paint. The estimated amount of repair is in the amount of xx. There is no comment found whether the repair has been completed."	* XXX Risk Indicator is "Elevated" (Lvl 2) "GSE (Fannie Mae public guidelines) Prepayment Penalty Term
Test:FAIL
This loan failed the prepayment penalty term test. (Fannie Mae 2006 Selling Guide, Part IV, 201.02)
The loan charges a prepayment penalty with a term exceeding 3 years."
* Foreclosure Delay or Contested (Lvl 2)     "As per comment dated XX/XX/XX14, the borrower had rejected the forbearance plan and was requesting to waive attorney fees/cost as well as late fees in the amount of xx. The borrower had also filed a counterclaim.
Also, as per comment dated XX/XX/XX16, the borrower was disputing for the payments which were due and was supposed to be paid in the repayment plan with the prior servicer.
																																																																																								The attorney has confirmed that the foreclosure can be proceded because the borrower and his attorney has not even acknowledged their delinquency. Motion for a summary of judgment was filed on xx and hearing was filed on xx. Judgment for foreclosure was entered on xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44956618	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$2,156.38	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.890%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report dated XX/XX/XX17, the subject mortgage was originated on xx in the favor xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx not in its individual capacity but solely as trustee for the xx which was recorded on xx.
There are two civil judgments against the borrower xx in the total amount of xx which were recorded on XXXX which were prior to vesting deed.
There are two HOA liens against the subject property in the favor of xx in the total amount of xx which were recorded on XXXX and XXXX respectively.
There is an IRS lien against the borrower xx in the favor xx in the amount of xx which was recorded on XXXX
The 2017 1st installment of city is due in the amount of xx on XX/XX/XX17 and 2nd installment of city taxes is due in the amount of xx on XX/XX/XX18.
As per review of the payment history till XX/XX/XX17, the borrower is currently delinquent for 58 months and the next due date is XX/XX/XX12. The last payment was received in the amount xx on XX/XX/XX17 which was applied to XX/XX/XX12. The borrower has made 3 payment in last 12 months. The UPB is not reflected in the latest payment history. Hence, the value is updated from the tape data as is xx.
The tape data reflect the deferred balance in the amount of xx. However, as per comment dated XX/XX/XX17, the loan is non-modified loan and masterX/Section1 reflects deferred balance.

The loan modification agreement was found in the loan file located at “xx”. As per modified term, the new principal balance was xx. The new modified interest rate and interest only payment were 4.015% and xx respectively. This modification was effective from XX/XX/XX15 till XX/XX/XX20.
However, this modification was denied because the borrower was not eligible for the modification.
Borrower is making payment as per note terms.	Collections Comments:The loan is in the bankruptcy and is due forXX/XX/XX12. The last payment was received in the amount xx on XX/XX/XX17 which was applied to XX/XX/XX12. The borrower has made 3 payment in last 12 months. The UPB is not reflected in the latest payment history. Hence, the value is updated from the tape data as is xx. The reason for default is a curtailment of the income.
No foreclosure activity was found in the loan file.
As per document located “xx”, the loan has been temporarily modified for 6 months. The interest rate will be 5.25% beginning from XX/XX/XX10. However, the borrower has not responded.
As per comment dated XX/XX/XX17, the loan is a non-modified loan. However, masterX/Section1 reflects deferred balance and also, the tape data reflect the deferred balance in the amount of xx.
The borrower had filed bankruptcy under xx xx on xx. However, the case was dismissed on xx for other reason and was closed on xx.
Thereafter, the borrower had filed bankruptcy under xx xx on xx and the plan was confirmed on xx.As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 4 months, then xx for 32 months, then xx for 6 months and xx for 18 months. The total plan base amount is xx.
As per comment dated XX/XX/XX17, STIP agreement was offered to the borrower. STIP payments were due in the amount of xx for the total amount of xx. The number payment was six which was due from XX/XX/XX17 till XX/XX/XX17. This STIP letter is needed to approve by the court before modification finalized. The loan is under review of modification.
As per comment dated XX/XX/XX17, The roof of the subject property was damaged. The estimated amount of damage was not provided in the collection comment. However, as per BPO report dated XX/XX/XX17, there is no damage found to the subject property.
As per BPO report XX/XX/XX17, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx xx on xx and the plan was confirmed on xx.
As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 4 months, then xx for 32 months, then xx for 6 months and xx for 18 months. The total plan base amount is xx.
The notice of mortgage payment change was  filed on XX/XX/XX17. The new mortgage payment will be in the amount of xx which will be due from XX/XX/XX17.
Not Applicable	Final Truth in Lending Discl. Condo/PUD Rider Credit Application	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: The loan has not been modified since the origination. However, tape reflects deferred balance in the amount of xx.&#xxD; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified since the origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX11   Variance:    Variance %:    Comment: The loan has not been modified since the origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX08   Tape Value: 1XXX/XX08   Variance: 36 (Days)   Variance %:    Comment: As ARM rider, the first rate change date is XX/XX/XX08. However, tape reflects XX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX36   Variance:    Variance %:    Comment: The loan has not been modified since the origination.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per appraisal report, the propert type is PUD. However, tape reflect as single family.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.42% Comment: As per latest payment history, the total debt amount is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17 in the loan file. However, the comment history is missing from XX/XX/XX15 to XX/XX/XX16 as we require the latest 24 months comment history."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the allowable points and fees test
This loan failed the points and fees test. (xx)
The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxhis loan failed the points and fees test. (xx
The points and fees charged to the borrower exceed 5% of the mortgage amount, or xxx0 for mortgage amounts of xxx00 or less"
* Condo / PUD rider Missing (Lvl 2)     "PUD rider is missing in the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per Warranty Deed dated XX/XX/XX06 and recorded on XX/XX/XX06, the subject property ownership was in the name of xx. The subject mortgage was also signed by xx
There is no evidence found in the loan file stating that the property has been transferred to Lisette Orton.
However, XXX dated 9XX/XX17 shows the current property owner as Lisette Orton."
* LTV or CLTV exceeds 104% (Lvl 2)     "As per appraisal report dated XX/XX/XX06, the appraised value is xx which is less than the loan amount xx0. Hence, CLTV exceeds 100% which is 105.323%."
* Property Damage (Lvl 2)     "As per comment dated XX/XX/XX17, the roof of the subject property was damaged. The estimated amount of damage was not provided in the collection comment. However, as per BPO report dated XX/XX/XX17, there is no damage found to the subject property."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL 10.513% 10.100% +0.413%
GSE (Fannie Mae public guidelines) Predatory Lending
Guidance:
FAIL
GSE (Fannie Mae public guidelines) Points and Fees Test: FAIL xx xx +xx
GSE (Freddie Mac public guidelines) Points and Fees Test: FAIL xx xx +xx
This loan failed the TILA APR test.
This loan failed the predatory lending guidance test due to one or more of the following findings:
This loan failed the points and fees test. (Fannie Mae Lender Letter Ann. 06-04)"
* Application Missing (Lvl 2)     "Final application is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the loan file."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per XXX report dated XX/XX/XX17, there is an IRS lien against the borrower Bryxx - Internal Revenue Service in the amount of xx which was recorded on XX/XX/XX16."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21915674	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,151.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.756%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$124,169.72	Not Applicable	3.750%	xx	XX/XX/XX12	Financial Hardship	As per review of the updated title dated XX/XX/XX17, the Subject mortgage was originated on xx with xx, and the borrower xx which was recorded on xx.
The chain of the assignment is complete. Latest, the assignment is from xx Not in its individual capacity but solely as Trustee for the xx which was recorded on xx.
No judgment and liens were open against the borrower.
2016 combined 1st installment taxes are paid in the amount of xx with no prior delinquency and 2nd installment taxes are due in the amount of xx. 2017 estimated combined taxes are due in the amount of xx.	As per review of the payment history dated XX/XX/XX17, the borrower is currently delinquent for more than 120 days. The last payment was received on XX/XX/XX17 in the amount of P&I xx and PITI of xx which was applied to XX/XX/XX17. The next due date is XX/XX/XX17. The UPB is not reflected in the payment history. However, the UPB is updated as per tape data in the amount of xx.	Collections Comments:The loan is currently in bankruptcy and due for XX/XX/XX17. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX17. The UPB is not reflected in the payment history. However, the UPB is updated as per tape data in the amount of xx.
The loan has been modified since once from the origination. As per modified term, the new principal balance is xx. The borrower promises to pay monthly P&I in the amount of xx with a stated interest rate of 3.750% beginning from XX/XX/XX12 to a maturity date of XX/XX/XX42.
The reason for default is unable to determine from the available servicing comments.
The borrower had filed bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX14. No post-close foreclosure activities are found in the loan.
As per BPO report dated XX/XX/XX17, the subject property is occupied by the owner and average condition. No comment pertaining the damage on the property is found. The ‘as-is’ price of the property is xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the xx on xx. The POC was filed on XX/XX/XX14. As per POC, the secured amount is xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX14. Under confirmed xx plan debtor was supposed to pay to the trustee in the amount of xx for 60 months that is the total in the amount of xx.	This loan modification was made between the borrower xx on xx. As per the modification agreement, the new principal balance is xx. The borrower promises to pay monthly P&I in the amount of xx with a stated interest rate of 3.750% beginning from XX/XX/XX12 to a maturity date of XX/XX/XX42. This loan modification agreement doesn’t show the balloon provision.	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: The has been modified since origination hence, tape data reflects No. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: As per appraisal report, original apprised value is xx hence tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: As per payment history, total debt / legal balance is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX08 to XX/XX/XX14, XX/XX/XX14 to XX/XX/XX16 and XX/XX/XX17 till XX/XX/XX17, however, we require recent 12 months payment history. The payment history from XX/XX/XX16 to XX/XX/XX17 is missing in the loan file."
* Comment history is incomplete (Lvl 3)     "The comments history is available from XX/XX/XX17 to XX/XX/XX17, however, we require complete 24 months collection comments. Collection comment is missing from XX/XX/XX15 to XX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down"	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Indiana license validation test.
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by borrower."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "IN License Validation Test: FAIL"	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76732548	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	No	Second	xx	$222.79	$4,232.33	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	xx	xx	11.875%	xx	xx	xx	xx	xxX	Conventional	ARM	24	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	50.688%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was recorded on xx, the subject mortgage was originated on xx in favor of xx.
The chain of the assignment is incomplete as the subject mortgage is currently with xx., not in its Individual Capcity but solely as trustee for the xx. However, the current assignment should be with xx not in its individual capacity but solely as trustee for the xx.
Active judgments or liens found pending are as follows:
1) There is a  HOA lien on the subject property in the amount of xx and was recorded on XXXX in the favor of xx,  xx.
Annaul taxes are paid int he amount of xx.
2012 annual county taxes are delinquent untilXX/XX/XX17 for the amount of xx.
2016 annual county taxes are paid until XX/XX/XX16 for the amount of xx.
2016 annual school taxes are paid until XX/XX/XX16 for the amount of xx.
No prior years delinquent taxes found.
Provided payment history as of 9XX/XX17, shows the loan is currently 3 months delinquent and due for the payment of 6XX/XX17 as the borrower is not making regular payments as per change in rate and P&I. The last payment of 5XX/XX17 was received on 8XX/XX17 in the amount of xx. Provided payment history does not shows current UPB. As per tape data the current UPB reflects as xx.	Collections Comments:Provided servicing comments dated from 1XXX/XX13 to 9XX/XX17 states that the loan is currently 3 months delinquent and due for the payment of 6XX/XX17 as the borrower is not making regular payments as per ARM change in rate and P&I. The last payment of 5XX/XX17 was received on 8XX/XX17 in the amount of xx. Provided payment history does not shows current UPB. As per tape data the current UPB reflects as xx.
As per servicing comments and latest BPO report shows the subject property is owner occupied with no visible damage to the subject property and with good condition of the subject property.
As per servicing comment dated XXX/XX17, the subject property was damaged onXX/XX/XX17. However, nature of the damage is unable to determine. The borrower received the claim amount of xx. No further details regarding the damage were found.
The reason for default of borrower is unemployment or decreased income as the borrower is not making regular payment as per ARM change in rate and P&I. As the borrowers intention is to keep the subject property. The loan is not yet modified since modification.
No foreclosure was initiated and was sent to attorney. But the borrower has filed bankruptcy under xx with xx and was recorded on 1XXX/XX12. the petition was filed onXX/XX/XX17.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with xx and was recorded on xx. The petition was filed on xx.
As per xx plan the debtor shall pay to the trustee the sum of amount of xx per month for 60 months. The estimated amount of arrearage to be paid for the collateral is xx.	Not Applicable	Document Showing a Index Numerical Value	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value:XX/XX/XX13 Tape Value:XX/XX/XX13 |---| 29 (Days) |----| Comment: Current Bankruptcy POC Date isXX/XX/XX13. However, the tape data shows asXX/XX/XX13. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 7XX/XX36   Variance:    Variance %:    Comment: Mod Maturity Date is not applicable. However, the tape data shows as 7XX/XX36.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address Street is xx. However, the tape data shows as xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total Debt / Legal Balance per payment history is xx. However, the tape data shows as xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Subject mortgage is in second lien position. As there is a HOA lien on the subject property in the amount of xx and was recorded onXX/XX/XX08 in the favor of xx"
* Title Review shows major title concern (Lvl 4) "As per updated title report, there is a HOA lien on the subject property in the amount of xx and was recorded onXX/XX/XX08 in the favor of xxhe subject mortgage is located State of Texas, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens."	* Property Damage (Lvl 3) "As per servicing comment dated XXX/XX17, the subject property was damaged onXX/XX/XX17. However, nature of the damage is unable to determine. The borrower received the claim amount of xx. No further details regarding the damage were found."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 3)     "As per comment dated onXX/XX/XX17 shows the FEMA disaster was occurred in Texas onXX/XX/XX17 and will expire in XX/XX/XX17. However, the subject property is located in a FEMA designated disaster area (recent)."
* Title Review shows outstanding delinquent taxes (Lvl 3) "As per updated title report there is annual county taxes delinquent for the year 2012 unpaid untilXX/XX/XX17 for the amount of xx."	* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is incomplete as the subject mortgage is currently with xx ., not in its Individual Capcity but solely as trustee for the xx. However, the current assignment should be with xx, not in its individual capacity but solely as trustee for the xx"
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unable to determine from the given lenders documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23739152	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,140.91	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	11.170%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.362%	First	Commitment	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	The review of the updated title report datedXX/XX/XX17 shows that the subject mortgage is with XXXX recorded on XXXX.
There are 2 state tax liens against the borrower  as:-
1) in the amount of xx with xx recorded on XXXX
2) in the amount of xx with xx recorded on XXXX
The taxes for the year 2016 1st and 2nd half are paid in the total amount of xx. There are no prior year's delinquent taxes.	The review of the available payment history shows that the borrower is not making regular payments and the loan is 13 months delinquent. The last payment was received onXX/XX/XX17 in the amount of xx, which was apllaied to 6XX/XX16 payment. The next due date is 7XX/XX16. The UPB is not available in the payment history. The UPB as per tape data ia xx.	Collections Comments:The loan is in active bankruptcy currently. The borrower filed bankruptcy on XX/XX/XX13 as case no. xx. The proof of claim was filed on xx in the amount of xx with an arrearage in the amount of xx. The bankruptcy plan was confirmed on xx.
The review of the available payment history shows that the borrower is not making regular payments and the loan is 13 months delinquent. The last payment was received onXX/XX/XX17 in the amount of 996.74, which was apllaied to 6XX/XX16 payment. The next due date is 7XX/XX16.
The foreclosure is on hold due to bankruptcy.
There are no damages and repairs are reported in the collection comment. The BPO datedXX/XX/XX17 is showing the property is in good condition without any damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy on xx as xx. The proof of claim was filed on XX/XX/XX13 in the amount of xx with an arrearage in the amount of xx. The bankruptcy plan was confirmed on XX/XX/XX13.	This is conventional fixed rate mortgage with P&I of xx with the rate of interest 11.17% and a maturity date of 8XX/XX36. The P&I as per payment history (and tape data is also supports payment history) is the xx and rate of interest is 5.250%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. And the modification document is missing from the loan file.
Modification Title Policy Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: 6XX/XX12 |---| |----| Comment: Mod is missing Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Was able run compliance on the file with 'moderate' risks.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Unavailable   Tape Value: 8XX/XX36   Variance:    Variance %:    Comment: Mod is missing   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.20% Comment: total debt after adding the arrearage amount is xx Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx with the rate of interest 11.17% and a maturity date of xx. The P&I as per payment history (and tape data is also supports payment history) is the xx and rate of interest is 5.250%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. And the modification document is missing from the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to 9XX/XX17, we need latest 24 months comments for review. The comments are missing from 1XXX/XX16 to 1XXX/XX15."
* Title policy missing (Lvl 3) "The final title policy at the time of the origination is missing from the loan file, however there is title commitment is present and updated the same."	* MI, FHA or MIC missing and required (Lvl 2) "Mortgage Insurance Cert was not located in the loan file.The LTV is xx%"
* Active State Tax Lien Judgement. (Lvl 2)     "There are 2 state tax liens against the borrower  as:-
1) in the amount of xx with State of Ohio Dept. of Taxation recorded on XX/XX/XX14
2) in the amount of xx with State of Ohio Dept. of Taxation recorded on XX/XX/XX16"
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by th borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38609905	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	Unavailable	Unavailable	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.480%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	18.423%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of the updated title report datedXX/XX/XX17 shows that the subject mortgage originated on xx with The xx and was recorded on xx.
Chain of assignment is complete. Currenty, mortgage assignment is from xx not in its Individual Capacity but Solely as Trustee for The xx and was recorded on XXXX.
No active judgments or liens found.	As per review of the payment history borrower was delinquent for more than 120 days and the loan is due for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied on XXX/XX16. UPB not stated in the payment history. However, UPB updated as per tape data in the amount of xx.
Borrower making payment as per ARM change notice which is located at xx.	Collections Comments:Current status of the loan is Bankruptcy and due for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied on XXX/XX16. UPB not stated in the payment history. However, UPB updated as per tape data in the amount of xx.
RFD not stated in the comments.
Borrower filed bankruptcy xx xx on xx and plan was confirmed on xx. As per plan debtor shall make payment to the trustee the sum of xxx monthly effective from 1XXX/XX16.
Temporary modification agreement made on XX/XX/XX11 and currently borrower making payment as per ARM change notice which is located at "xx"

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy xx xx on xx and plan was confirmed on xx. As per plan debtor shall make payment to the trustee the sum of xxx monthly effective from 1XXX/XX16.	Not Applicable	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: Loan modified 2 times in 1XXX/XX09 and temporary modification agreement made onXX/XX/XX11 and currently borrower making payment as per ARM change notice which is located at "xx; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Loan modified 2 times in 1XXX/XX09 and temporary modification agreement made onXX/XX/XX11 and currently borrower making payment as per ARM change notice which is located at "xx;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX11   Variance:    Variance %:    Comment: Loan modified 2 times in 1XXX/XX09 and temporary modification agreement made onXX/XX/XX11 and currently borrower making payment as per ARM change notice which is located at "xx;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX35   Variance:    Variance %:    Comment: Loan modified 2 times in 1XXX/XX09 and temporary modification agreement made onXX/XX/XX11 and currently borrower making payment as per ARM change notice which is located at "xx;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: Total debt/legal balance updated as per payment history. &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX16 to 9XX/XX17. However, as we require latest 12 months history. Missing payment history is from 9XX/XX16 to XX/XX/XX16."
* Comment history is incomplete (Lvl 3)     "Comment history is available from XX/XX/XX16 to 9XX/XX17. However, as we require latest 24 months history. Missing comment history is from 9XX/XX15 to XX/XX/XX16."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment found regarding a cram down."	* Operative index value is unable to confirm (Lvl 2) "Operative index value unable to confirm from the available loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21356611	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,526.71	8XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	41.336%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated xx shows the subject mortgage was recorded on xx, the subject mortgage was originated on xx in favor of xx as nominee for xx.
The chain of the assignment is complete as the subject mortgage is currently with the current assignee, xx ,not in its individual capacity but solely as trustee for the xx and was record dated on xx.
No active judgments or liens found pending.
Annual taxes are paid in the amount of xx.
2016 Combined annual taxes are paid until XX/XX/XX16 for the amount of xx.
No prior years delinquent taxes found.	Review as of 9XX/XX17, the loan is currently 17 months delinquent and due for the payment of 4XX/XX16 as the borrower is not making regular payments as per note P&I. The last payment of XXX/XX16 was received on 8XX/XX17 in the amount of xx. As per payment history the current UPB is xx.	Collections Comments:Review as per servicing comments dated from 1XXX/XX16 to 9XX/XX17 state that the loan is currently 17 months delinquent and due for the payment of 4XX/XX16 as the borrower is not making regular payments as per note P&I. The last payment of XXX/XX16 was received on 8XX/XX17 in the amount of xx. As per payment history the current UPB is xx.
As per available servicing comments and BPO report dated on XXX/XX17 shows the subject property is owner occupied with no visible damage to the subject property and with average condition of the subject property.
The reason for default of borrower is unemployment or decreased income as the borrower is not making regular payment as per note P&I. As the borrowers intention is to keep the subject property. The loan is not modified since origination.
Available notice of lis pendens shows foreclosure was initiated in a loan with case # xx by filing compliant onXX/XX/XX13. The file referred to an attorney onXX/XX/XX.The complaint was filed onXX/XX/XX13.Judgment was hearing onXX/XX/XX16. The FC was put on hold due to active loss mitigation efforts and it was followed bankruptcy filed on 5XX/XX14.
The borrower has filed bankruptcy under xx with xx and was record dated on 5XX/XX14 and the plan was confirmed onXX/XX/XX15
Foreclosure Comments:Available notice of lis pendens shows foreclosure was initiated in a loan with case xx by filing compliant on xx. The file referred to an attorney onxx.The complaint was filed on xx.Judgment was hearing on xx. The FC was put on hold due to active loss mitigation efforts and it was followed loan modification made on 5XX/XX14.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with xx and was record dated on xx and the plan was confirmed on xx.
As per amended xx plan the debtor shall pay to the trustee the sum of amount of xx per month for 12 months and then xx per month for 48 months for the total base amount of xx. The estimated amount of arrearage to be paid for the collateral is xx.
Schedule D of voluntary petition dated 5XX/XX14 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx.
Not Applicable	Mortgage Insurance 1-4 Family Rider	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comments the foreclosure is initiated, however tape data reelects no foreclosure Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX39   Variance:    Variance %:    Comment: The loan has never been modified since origination, however tape data reflects mod maturity date is XXX/XX39.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value:xx   Tape Value: xx   Variance: xx   Variance %: 0.07%   Comment: As per Appraisal report apprised vale is xx however tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: xx   Variance:    Variance %:    Comment: Property Address Street isXXXX. However, the tape data shows as xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.28% Comment: Total Debt / Legal Balance per payment history is xx. However, the tape data shows as xx. Tape Source: Initial Tape Type:	B	* Missing required 1-4 family rider (Lvl 3) "1-4 family rider is missing from the loan file."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated 5XX/XX14 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85859207	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,915.53	8/XX/XX21	xx	No	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.227%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$96,865.49	Not Applicable	4.500%	xx	XX/XX/XX14	Financial Hardship	As per updated title report datedXX/XX/XX17 shows the subject mortgage was originated on XXXX with xxc recorded on xx.
Chain of assignlment is complete. Latest assignment per updated title is with xx, not in its individual capacity, but soley as Trustee for the xx recorded on xx.
There is junior mortgage in the xx in the amount of xxXrecorded on XXXX
There is state tax lien in the favor of xx in the amount of xx recorded on XXXX
2017 Town Annual taxes are paid in the amount of xx and County Annual taxes are paid in the amount of xx. 20XX/XX18 School Annual taxes are paid in the amount of xx and no prior years delinquent taxes found.	Review of payment history as of dateXX/XX/XX17 reflects the borrower was delinquent for more than 120 days. The last payment was received onXX/XX/XX17 in the amount of xx which was applied toXX/XX/XX15. The UPB reflected is xx taken as per tape and current P&I is xx with PITI is xx.	Collections Comments:The review of the collection comment shows that the loan is currently in bankruptcy and was next due for 5XX/XX15. The last payment was received onXX/XX/XX17 in the amount of xx which was applied toXX/XX/XX15. The UPB reflected is xx taken as per tape and current P&I is xx with PITI is xx. The borrower is making payments of P&I as per modification agreement.
RFD is unable to determine.
The loan had been modified onXX/XX/XX14. The Unpaid principal Balance is xx with interest rate 4.5%. The borrower promises to pay the monthly  P&I of xx beginning from 8XX/XX14. The maturity is dated on 7XX/XX44. No balloon provision and step modifications are given.
Foreclosure was initiated and was referred to an attorney on 9XX/XX15. The complaint was filed onXX/XX/XX15 and the service was completed on 1XXX/XX15. However, no further information has been found for sale.
The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the xx on XX/XX/XX16. The motion for relief from stay was filed onXX/XX/XX17. The ‘date of the last filing’ isXX/XX/XX17 and pending status is awaiting confirmation hearing.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and the condition is average. Its listed quoted price is xx
Foreclosure Comments:Foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx and the service was completed on xx. However, no further information has been found for sale.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the xx on xx. The motion for relief from stay was filed on xx. The ‘date of the last filing’ is xx and pending status is awaiting confirmation hearing.	This modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 4.5%. The borrower promises to pay the monthly P&I of xx beginning from 8XX/XX14. The maturity is dated on 7XX/XX44. No balloon provision and steps modifications are given.	Mortgage Insurance Good Faith Estimate	Field: Borrower Last Name Loan Value: xxx Tape Value: xxx |---| |----| Comment: As per Note, borrower last name is xx. However, tape reflects that it is xx. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in Foreclosure is Yes. However, tape relfects that it is No.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: A modification change note term is Yes. However, tape reflects that it is No.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.07%   Comment: As per appraisal report, original appraised value is xxowever, tape reflects that it is xxxxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history, total debt is xx. However, tape reflects that it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comments are available from 1XXX/XX16 to 9XX/XX17. However, we require latest 24 months comments. Comments are missing from 9XX/XX15 to 1XXX/XX16."
* Payment History is not Complete (Lvl 3) "Payment history is available from 1XXX/XX16 to 9XX/XX17. However, we require latest 12 months payment history. Payment history is missing from 1XXX/XX16 to 1XXX/XX16."	* State Tax Judgment (Lvl 2) "Updated title shows there is state tax lien in the favor of Commonwealth of Pennsylvania in the amount of xx recorded on XX/XX/XX13."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial good faith estimate is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the HOEPA higher-priced mortgage loan test.
This loan failed the Pennsylvania license validation test."
* XXX Exceptions Test Failed (Lvl 2)     "HOEPA Higher-Priced Mortgage Loan Test: FAIL Loan Data: 5.879% Comparison Data: 5.550% Variance: +0.329%
PA License Validation Test: FAIL"
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing in the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Good faith estimate is missing in the file."		Moderate	Not Covered	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78603535	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$857.33	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$83,921.50	Not Applicable	4.375%	xx	XX/XX/XX14	Financial Hardship	As per updated tile datedXX/XX/XX17 subject mortgage was orginated on xx with xx as nominee for xx. Recorded on xx. Chain of assignment is incomplete. Last assignment was done from xx, as designated nominee for xx., beneficiary of the security instrument to xx, recorded on xx. It should be with xx. No active judgments or liens found. 2016 annual taxes are paid in the amount of xx. No prior years delinquent taxes found.	As per review of payment history borrower is delinquent for 11 months and next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx for 9XX/XX16. UPB is not reflected in payment history. As per tape UPB is xx.	Collections Comments:The loan is currently in active bankruptcy and next due for .1XXX/XX16.
As per review of payment history borrower is delinquent for 11 months and next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx for 9XX/XX16. UPB is not reflected in payment history. As per tape UPB is xx.
 As per collection comment the foreclosure was initiated in the loan by filing complaint by attorney. The foreclosure referral was filed  on xx. Currently the file referred to attorney. In between The FC process placed on hold due to bankruptcy filing. As per comment datedXX/XX/XX17 shows the reprojected the step complaint will file onXX/XX/XX17
Borrower was filed bankruptcy xx xx on XX/XX/XX15 and plan was confirmed on XXX/XX16. As per xx plan the debtor shall pay to the trustee the sum of xx per month for 60months. As per POC filed onXX/XXX/XX16 shows the claim amount is xx and arrearage is xx.
..RFD unable to determine.  Last loan modification was done on 1XXX/XX14.  Comments are indication loan is in a period of Statute of limitations. The expiration date is 5XX/XX21. There is no SOL issue. As FC was initiated.  Comment dated 9XX/XX17 indicated subject is owner-occupied. As per BPO report dated XXX/XX17 Subject is in average condition. The subject does not have any visible needed repairs. As is value quoted in the amount of xx
Foreclosure Comments:As per collection comment the foreclosure was initiated in the loan by filing complaint by attorney. The foreclosure referral was filed  on xx. Currently the file referred to attorney. In between The FC process placed on hold due to bankruptcy filing. As per comment dated xx shows the reprojected the step complaint will file on xx.
No further detail available.
Bankruptcy Comments:Borrower was filed bankruptcy xx xx on xx and plan was confirmed on xx. As per xx plan the debtor shall pay to the trustee the sum of xx per month for 60months. As per POC filed onXX/XXX/XX16 shows the claim amount is xx and arrearage is xx.
The modification agreement was made on XX/XXx14. As per modified terms the new UPB is xx. Borrower agrees to pay new P&I in the amount of xx at the fixed rate of 4.375%. New maturity date will be 1XXX/XX44.	Origination Appraisal	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per collection comments FC was initiated. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX14   Tape Value: XXX/XX15   Variance: 65 (Days)   Variance %:    Comment: Per Modification document loan was modified on 1XXX/XX14.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value:xx Variance: xx Variance %: 0.06% Comment: Including BK arrearage amount UPB is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available fromXX/XX/XX17 till 9XX/XX17. We required latest 24 months comments history. Comments are missing from 1XXX/XX15 tillXX/XX/XX17."
* Payment History is not Complete (Lvl 3)     "Latest payment history is available fromXX/XX/XX17 till 9XX/XX17. We required last 12 months payment history. Payment history is missing from 1XXX/XX16 till XXX/XX17."
* Title issue (Lvl 3) "As per Final TPOL name of insured in xx However successor's & assignee clause is missing."	* XXX Risk Indicator is "Elevated" (Lvl 2) "HOEPA Higher-Priced Mortgage Loan Test: FAIL Loan Data: 6.487% Comparison Data: 6.390% Variance: +0.097%
This loan failed the HOEPA higher-priced mortgage loan test.
Using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z. While the HOEPA higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher priced mortgage loans even if the additional conditions are met."
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing in the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Chain of assignment is incomplete. Last assignment was done from xx as designated nominee for xx, beneficiary of the xx, recorded on xx. It should be with xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71569809	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$647.48	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.739%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$67,879.65	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report datedXX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx, Not In Its Individual Capacity But Solely As xx.
There are no active judgments and liens were found.
The taxes for the year 2017 1st half is paid in the amount of xx and no prior delinquent taxes were  found.
Review of the payment history states that the borrower has been delinquent for more than 15 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided tape data is in the amount of xx.	Collections Comments:The loan is delinquent for 15 months currently. The borrower had filed the BK under the xx xx on xx and the plan was confirmed on xx.
No foreclosure was found.
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.
The updated title report states that there are no active judgments and liens, and no prior years delinquent taxes were found.
The current occupancy of the subject property as per the BPO dated XX/XX/XX17 is owner occupied the subject property and no damage were found.
Foreclosure Comments:Foreclosure was initiated in the loan and was on hold due to bankruptcy.
The bidding document states the sale date as XX/XX/XX15 and bid generated date is XX/XX/XX15.
No further information available.
Bankruptcy Comments:The borrower had filed the BK under the xx xx on XX/XX/XX15 and the plan was confirmed on XX/XX/XX15.
The voluntary petition filed on XX/XX/XX15 states that the amount of claim is xx and the unsecured claim is xx.
The POC dated XX/XX/XX15 states that POC amount is xx and the arrearage amount is xx. As per the Notice of Mortgage Payment Change, the date of payment change is XX/XX/XX16 and the new total payment is xx.
The xx plan states that the debtor shall pay xx per month for 60 months.	Loan modification agreement made between the borrowers xx and xx and the lender xx.on xx. The loan was modified with a new principal balance of xx to a step rate starting at 2% and P&I payment of xx beginning 4XX/XX12 with a new maturity date of 1XXX/XX22. The rate is in 3 steps ending at xx. There was one more modification made on XX/XX/XX07.	Origination Appraisal	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The foreclosure was initiated in the loan. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX12   Tape Value: XXX/XX12   Variance: -23 (Days)   Variance %:    Comment: As per the modification document, the last modification on XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the note, the county is xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: As per the payment history, the total debt is xxx420.31. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX17 to 9XX/XX17. However, the payment history is missing from XX/XX/XX16 to XX/XX/XX17 as the latest 12 months history required."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XX/XX/XX15 to XX/XX/XX16 and from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX16 to XX/XX/XX16 as the latest 24 months comments are required."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "The voluntary petition filed on XX/XX/XX15 states that the amount of claim is xx and the unsecured claim is xx."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82095984	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,723.00	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	xxX	FHA	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.681%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$93,364.22	Not Applicable	4.750%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report datedXX/XX/XX17 shows that the subject mortgage was originated on XXXX with xx and was recorded on xx.
The chain of the assignment is complete. The assignment was done from xx, as Separate xx to xx, not in its individual capacity but solely as Trustee for the xx and was recorded on xx.
There is one active civil judgment found open against the borrower in favor of xx for the amount of xx which was recorded on XXXX
The 2017 county first installment was paid in the amount of xx and the second installment was due in the amount of xx. No prior years delinquent taxes are found.	As per the review of payment history, the borrower is currently delinquent for more than 30 days and next due is for 7XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to 6XX/XX17. The UPB is not stated in the payment history, as per tape it is xx. The Current P&I is xx and PITI is xx.	Collections Comments:The current status of the loan is active bankruptcy and is due for 7XX/XX17.
The last payment was received on XX/XX/XX17 in the amount of xx which was applied to 6XX/XX17. The UPB is not stated in the payment history, as per tape it is xx. The Current P&I is xx and PITI is xx.
The borrower had filed bankruptcy under xx with the xx on xx. The plan was confirmed on xx.
The Bankruptcy POC was filed on xx and the POC amount is xx and the amount of arrearage is xx. Under xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The total of plan payment is xx.
The foreclosure was initiated and file was referred to an attorney on xx. As per the notice of lis pendence, the complaint was filed on xx. The judgment of foreclosure was entered on xx and the hearing was held on XX/XX/XX13. The sale was scheduled on xx. Further, the hearing was scheduled on xx and the sale was scheduled on xx However, the sale was postponed because the borrower had filed bankruptcy under xx with the xx on xx.
The loan was modified onXX/XX/XX11 with a new principal balance of xx and the initial rate is interest 4.750% with initial P&I of xx. The first modified payment was due on 4XX/XX11 and the new maturity date is XXX/XX41.
The PNC mortgage had offered special forbearance plan to the borrower on 1XXX/XX11.  As per the forbearance plan the borrower had to pay twenty-four equal payments in the amount xx from XX/XX/XX11 till the maturity dated XX/XX/XX13.
The BPO report datedXX/XX/XX17 states that, the subject property requires only discoloration repairs. The roof appears to be free of tarps and holes with many years of usage is still left. The total estimated repair is in the amount of xxThe comment datedXX/XX/XX17, the subject property was owner-occupied and there is no damage found to the subject property.
Foreclosure Comments:The foreclosure was initiated and file was referred to an attorney on xx. As per the notice of lis pendence, the complaint was filed on xx The judgment of foreclosure was entered on xx and the hearing was scheduled on XX/XX/XX13. The sale was scheduled on XX/XX/XX14. Further, the hearing was scheduled onXX/XX/XX16 and the sale was scheduled onXX/XX/XX17. However, the sale was postponed because the borrower had filed bankruptcy under xx with the xx on xx.
Bankruptcy Comments:Borrower had filed bankruptcy xx with the xx on xx. The plan was confirmed on xx.
The Bankruptcy POC was filed onXX/XX/XX13 and the POC amount is xx and the amount of arrearage is xx.
Under xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The total of plan payment is xx.	This modification agreement was made between Lender xx. and Borrower xx and xx on xx. As per the modification agreement, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 4.750 % beginning from 4XX/XX11. The new maturity date reflects as XXX/XX41.	Document Showing a Index Numerical Value	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per comment history, foreclosure activities found. However, tape data reflects there was no foreclosure. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per apprarisal report the original appraisal value is xxowever, tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: Total Debt/ legal Balance as per latest payment history is xx. However, tape data reflects xx. Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "There is variance in parcel#. The parcel# mentioned on recorded mortgage and appraisal report is xx. However, notice of lis pendence and ProTitle report shows parcel# xx."
* Comment history is incomplete (Lvl 3)     "Comment history is available from XXX/XX17 to 9XX/XX17, which is for 6 months. However, we require the complete 24 months comment history. Comment history is missing from 9XX/XX15 to XXX/XX17."
* Payment History is not Complete (Lvl 3) "Payment history is available from XXX/XX17 to 9XX/XX17, which is for 6 months. However, we require the complete 12 months payment history. Payment history is missing from 9XX/XX16 to XXX/XX17."	* Property Damage (Lvl 2) "The BPO report datedXX/XX/XX17 states that, the subject property requires only discoloration repairs. The total estimated repair is in the amount of xxowever, as per latest comments, there are no damage or repairs found."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative Index Numerical Value is unavailable in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95968877	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,048.94	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.803%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of updated title report dated 9XX/XX17 the subject mortgage was originated on xx with xx. recorded on xx.
Chain of assignment is incomplete. Last assignment per updated title in between xx to The xx on xx. Missing assignment to xx.
No active judgments & liens were found against borrower.
2017 County Annual taxes was paid in the amount of xxonXX/XX/XX17 and no prior years delinquent taxes found.

Review of payment history as of dateXX/XX/XX17, the borrower is delinquent for more than 120 days. The last payment received on 8XX/XX17 in the amount of xx which was applied toXX/XX/XX17. The next due date is onXX/XX/XX17. The current UPB taken as per tape is xx and current P&I is xx.	Collections Comments:Review of the collection shows the loan is currently in bankruptcy and next due forXX/XX/XX17. The last payment received on 8XX/XX17 in the amount of xx which was applied toXX/XX/XX17. The next due date is onXX/XX/XX17. The current UPB taken as per tape is xx and current P&I is xx.
RFD is unable to determine.
Since origination, there is no modification of the loan.
No foreclosure information found in comments.
Borrower filed bankruptcy under xx xx onXX/XX/XX13 and plan was confirmed on xx. As per confirmed xx plan, the borrower promises to pay the trustee the sum of xx monthly for 60 months. The date of the last filing is 4XX/XX17.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and the condition is average with no damages and repairs found. The original balance of Note is xxxxx and it listed quoted price per BPO is xxowever, the value of the subject property is decreased by xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy under xx xx on xx and plan was confirmed on XX/XX/XX13. As per confirmed xx plan, the borrower promises to pay the trustee the sum of xx monthly for 60 months. The date of the last filing is 4XX/XX17.	Not Applicable	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value:XX/XX/XX33 |---| |----| Comment: No discrepancy. Tape Source: Initial Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is debt consolidation. However, tape reflects that it is Cash Out- Other.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: As per payment history, total debt is xx. However, tape reflects that it is xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As Per the dashboard report dated 1XXX/XX17, the borrower is deceased, however, no death certificate found in the updated title."
* Payment History is not Complete (Lvl 3) "Payment history is available from XXX/XX17 toXX/XX/XX17. However, we require latest 12 months payment history. Payment history is missing fromXX/XX/XX16 to XXX/XX17."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is incomplete as currently the mortgage is with " xx". instead of latest assignee "xx""
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the prepayment penalty term test."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48810565	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$3,373.51	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	3.750%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on XXXX with the lender xx as nominee for xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from Secretary of xx, not in its individual capacity but solely as Trustee for the xx which was recorded on xx.
As per review of the updated title report, one junior mortgage was open on the subject property which was originated on XXXX with the lender xx and was recorded on xx in the amount of xxX
No judgments and liens are open against the borrower.
2017 combined taxes are paid in the amount of xx. 2017-2018 school tax is paid in the amount of xx and 2017 village tax is paid in the amount of xx with no prior delinquency.	As per the review of payment history dated XX/XX/XXx, the borrower is currently delinquent for more than 10 months and next due is for XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of P&I xx and PITI xx which was applied to XX/XX/XX16. The UPB is not stated in the payment history, however, it is considered as per tape data in the amount of xx.	Collections Comments:The loan is currently in the bankruptcy and next due is for XX/XX/XX16. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX16. The UPB is not stated in the payment history, however, it is considered as per tape data in the amount of xx.
The loan hasn’t been modified since origination. However, the borrower had made the last payment as per note rate.
The reason for default is unable to determine from the available servicing comment.
The borrower had filed bankruptcy under xx with the xx on xx. The plan was confirmed on xx. Under confirmed plan, the debtor shall pay to the trustee in the amount of xx for 60 months that is totaling in the amount of xx. No post-close foreclosure activities were found.
As per BPO report dated XX/XX/XX17, the subject property was occupied by the owner and is in average condition. No comment pertaining the damage on the property was found. The ‘as-is’ price of the property is xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the xx on xx. The POC was filed on XX/XX/XX15. As per POC, the secured amount is xx and amount of arrearage is xx. The plan was confirmed on XX/XX/XXx5. Under confirmed plan, the debtor shall pay to the trustee in the amount of xx for 60 months that is totaling in the amount of xx. The order on motion for relief from stay was filed on XX/XX/XX17 and the post-petition due date was scheduled on XX/XX/XX17.	Not Applicable	Mortgage Insurance Good Faith Estimate Origination Appraisal	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX42 |---| |----| Comment: The loan has not modified since origination. However, tape data reflects modification maturity date as xx. Tape Source: Initial Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note the property address is xx. The tape data reflects xx. However, the updated title report shows xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose of transaction as per HUD-1 is Refinance. However, tape data reflects it as Purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per final 1003, purpose is refinance. However, tape data reflects it as purchase.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.05% Comment: As per payment history, total debt/ legal balance is xx. However, tape data reflects xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX17 till XX/XX/XX17, which is for 9 months only and missing from XX/XX/XX16 to XX/XX/XX17, however, as we require recent 12 months payment history."
* Comment history is incomplete (Lvl 3)     "The comments history is available from XX/XX/XX17 to XX/XX/XX17, however, we require complete 24 months collection comments. Collection comment is missing from XX/XX/XX15 to XX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down"	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per original note, Deed, final title policy, the borrower name is xx. However, the subject mortgage was recorded with incorrect last name of the borrower as ‘xx’ on xx."
* MI, FHA or MIC missing and required (Lvl 2)     "Mortgage Insurance certificate is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final Good Faith Estimate is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "A uniform appraisal report is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54152353	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$456.37	X/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX14	$176,586.01	$9,836.01	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated 9XX/XX17 shows that the subject mortgage is with xx. recorded on xx.
There is one civil judgment against the borrower in the amount of xx with xx recorded on xx.
The county annual tax for 2016 are paid in the amount of  xx and county annual tax for 2016 are due in the amount of xxon XX/XX/XX17. 2016 personal annual tax are due in the amount of xxon XX/XX/XX17. There are no prior year delinquent taxes.
The review of the available payment history shows that the borrower is not making regular payments and the loan is 13 months delinquent. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to 7XX/XX16 payment. The next due date is 8XX/XX16. The UPB is not available in the payment history. The UPB as per tape data is xx.	Collections Comments:The review of the available payment history shows that the borrower is not making regular payments and the loan is 13 months delinquent. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to 7XX/XX16 payment. The next due date is 8XX/XX16.
The loan modification agreement was made between xx, xx and xx on xx. As per modification the new principal lance is xx, deferred balance is xx and interest bearing amount is xx. The new P&I is xx and rate is 4.625%. The payments begins on 4XX/XX14 and new maturity date is XXX/XX54.
This loan was previously modified in 2011 also.
The borrower has filed bakruptcy under xx,xx on XX/XX/XX15. The xx plan was confirmed on 5XX/XX16.o
The county annual tax for 2016 are paid in the amount of  xx and county annual tax for 2016 are due in the amount of xxx1 on XX/XX/XX17. 2016 personal annual tax are due in the amount of xxx3 on XX/XX/XX17. There are no prior year delinquent taxes.
There are no damages and repairs are reported in the collection comment. As per BPO dated XXX/XX17 shows that the property is in good condition and there are no damages reported in the report.
Foreclosure Comments:The subject property was referred to foreclosure on 4XX/XX15, however the borrower filed bankruptcy on xx and the foreclosure went on hold.
Bankruptcy Comments:The borrower has filed bakruptcy under xx, xx on xx. The xx plan was confirmed on xx. As per xx plan the bedto shall pay xx to the trustees for 60 months.As per voluntary petition schedule D the amount of unsecured claim is xx
The loan modification agreement was made between xx and xx on XXX/XX14. As per modification the new principal lance is xx, deferred balance is xx and interest bearing amount is xx. The new P&I is xx and rate is 4.625%. The payments begins on 4XX/XX14 and new maturity date is XXX/XX54.
This loan was previously modified in 2011 also.	Credit Application Right of Rescission Final Truth in Lending Discl. Title Evidence HUD-1 Closing Statement Origination Appraisal	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 9XX/XX17 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Final 1003 is missing   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value:xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The final title policy at the time of origination along with the preliminary title report / commitment is missing from the loan file."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per voluntary petition schedule D the amount of unsecured claim is xx"
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from 8XX/XX16 to 9XX/XX17, we need latest 24 months history for review. The servicing history is missing from 8XX/XX16 to 1XXX/XX15."
* Payment History is not Complete (Lvl 3)     "The payment history is available fromXX/XX/XX17 to 9XX/XX17, we need latest 12 months history for review, the history is missing fromXX/XX/XX17 to 1XXX/XX16."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with the Estimated HUD-1 and itemization is missing from the loan file."	* Application Missing (Lvl 2) "The final 1003 is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "The appraisal is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16192254	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,971.95	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Unavailable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Unavailable	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX14	$337,156.87	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	As per the review of updated title dated 9XX/XX17. The Subject mortgage was originated on xx with xx. It was recorded on XXXX. Chain of assignment is complete. Currently, the assignment is with xx, not in its individual capacity but solely as trustee for the xx, recorded on xx.
..There are two junior mortgages open against borrower as follows:
1) The mortgage of xx in the favor of XXXX originated onXX/XX/XX06 and recorded on XXXX
2) The mortgage of xxX in the favor of xx originated on XXXX and recorded on XXXX
No active judgments or liens found.
2016 taxes are paid in the amount of xx with no prior delinquency. 2017 taxes are due untilXX/XX/XX17 in the amount of xx.

The borrower is delinquent for 30 months. The last payment was received on 6XX/XX17 in the amount of xx which was applied to XXX/XX15. The next due date is XXX/XX15. The UPB is not reflected in the payment history. However, the UPB is updated as per tape in the amount of xx.	Collections Comments:Current status of the loan is in active bankruptcy and due for xx. Foreclosure was initiated. File was referred to an attorney on xx. Complaint filed, judgment entered and other details of FC not available. Foreclosure sale was scheduled on xx. However, borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed on xx. Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx per month for 5 months and then amount of xx per month for 55 months.
The borrower is delinquent for 30 months. The last payment was received on xx in the amount of xx which was applied to XXX/XX15. The next due date is XXX/XX15. The UPB is not reflected in the payment history. However, the UPB is updated as per tape in the amount of xx.
RFD unable to determine.
Last loan modification was done on 8XX/XX14. Comment dated XXX/XX17 indicates that borrower wants to keep the home. She is back to work and earning about xxx a month net.
Comment dated 5XX/XX17 indicates amended POC required. Amended POC file date re-projected to 9XX/XX17. No further details of Amended POC found.
As per BPO report dated XXX/XX17 subject property is occupied. Subject appears to be in average condition from exterior inspection. Roof shingle repair noticed as needed. Estimated exterior repair cost in the amount of xxs is value quoted in the amount of xx
Foreclosure Comments:Foreclosure was initiated. File was referred to an attorney on xx. Complaint filed, judgment entered and other details of FC not available. Foreclosure sale was scheduled on xx. However, borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed on xx.
Bankruptcy Comments:Borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed onXX/XX/XX16. Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx per month for 5 months and then amount of xx per month for 55 months.
Prior BK was filed on xx under xx with case # xx The case was discharged on xx.
This modification agreement was made between Lender xx and borrower xx on 8XX/XX14. As per the modified term the new principal balance is xx. Borrower promises to pay xx monthly with modified interest rate of 4.625 % beginning from 9XX/XX14 with a maturity date of 8XX/XX54.

Origination Appraisal Title Evidence Document Showing a Index Numerical Value Credit Application Final Truth in Lending Discl. HUD-1 Closing Statement	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Per FC documents and comments history FC was initiated. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: 8XX/XX14   Variance: -3 (Days)   Variance %:    Comment: Per Modification document last modification was done on 8XX/XX14.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: As per payment history including BK arrearage amount total debt is xx. &#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy is missing in the loan file. Commitment or Preliminary report also not found."	* Comment history is incomplete (Lvl 3) "Comments history is available fromXX/XX/XX16 to 9XX/XX17, however, we require latest 24 months comments history. Comment history is missing from 9XX/XX15 tillXX/XX/XX16."
* Payment History is not Complete (Lvl 3)     "Payment history is available fromXX/XX/XX17 till 9XX/XX17 (for 7 months only). However, we require recent 12 months payment history. Payment history is missing from XX/XX/XX16 tillXX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization is missing in the loan file."	* Missing Appraisal (Lvl 2) "Appraisal report is missing in the loan file."
* Property Damage (Lvl 2)     "Property inspection report dated XXX/XX17 shows, subject appears to be in average condition from exterior inspection. However Roof shingle repair need to be done. Estimated exterior repair cost in the amount of xx* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index is unavailable in the loan documents."
* Application Missing (Lvl 2)     "Final 1003 is missing in the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47967563	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$791.00	$791.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	8.980%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.329%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX06	$69,217.32	Not Applicable	7.000%	xx	XX/XX/XX06	Financial Hardship	The review of the updated title report dated 9XX/XX17 shows that the subject mortgage was originated on XXXX with Associates xx and was recorded on xx .
The chain of assignment of mortgage is completed as the subject mortgage is currently with current assignee, xx, not in its individual capacity but solely as trustee for the xx, xx dated xx.
There is an active junior mortgage in the updated title report in the amount of XXXX in favor of XXXX and was recorded on XXXX
There are total 9 active judgments/liens found as follows;

1. There is a statement of judgment in the amount of xx in favor of xx and was recorded on XXXX
2. There is a Notice of renewal of judgment in favor of xx and was recorded on XXXX.
3. There are 3 civil judgments found in the total amount of xx in favor of xx, Inc and were recorded on XXXX respectively.
4. There are 3 civil judgments found in the total amount of xx in favor of xx and were recorded on XXXX respectively.
5. There is a post-judgment garnishment summons in the amount of xx in favor of xx and was recorded on xx.

2016 year county taxes of xx are delinquent.

Review of the payment history provided for the period XXX/XX17 tillXX/XX/XX17 shows that the subject loan is delinquent for +360 days. The last payment was received in the amount of xx with rate of interest of 7.000% onXX/XX/XX17 for the due date of XXX/XX14 and the next due date is 4XX/XX14. UPB reflects in the provided pay history as of the date is in the amount of xx.	Collections Comments:Subject mortgage is currently in active Bankruptcy; Review of the payment history provided for the period XXX/XX17 tillXX/XX/XX17 shows that the subject loan is delinquent for +360 days. The last payment was received in the amount of xx with rate of interest of 7.000% onXX/XX/XX17 for the due date of XXX/XX14 and the next due date is 4XX/XX14. UPB reflects in the provided pay history as of the date is in the amount of xx. Borrower is currently making payments according to the loan modification agreement dated 4XX/XX06.
Loan modification agreement was made between Borrower, xx  and lender, XXXFinancial Mortgage on 4XX/XX06. The new modified principal balance is in the amount of xx. The new modified rate is 7.000 % and borrower promises to pay  P&I in the amount of  xx beginning 5XX/XX06 until the new maturity date of 4XX/XX36.
The loan was also modified onXX/XX/XX05.
Foreclosure file was referred by attorney on xx and the judgment was entered on  xx. FC was placed on hold due to the Bankruptcy xx filed by borrower on xx.
Borrower filed Bankruptcy under xx xx on xx and the plan was confirmed on xx. As per xx plan, Debtor(s) shall pay xxxx per month for month 1 and xxx per month for months 2-60. The Trustee shall deduct the Trustee’s preset percentage fee from each payment. POC was filed on XX/XX/XX15 with secured claim amount of xx with arrearage of xx.

Foreclosure Comments:Foreclosure file was referred by attorney on xx and the judgment was entered on xx. FC was placed on hold due to the Bankruptcy xx filed by borrower on xx.

Bankruptcy Comments:Borrower filed Bankruptcy under xx xx on xx and the plan was confirmed on xx. As per xx plan, Debtor(s) shall pay xxxx per month for month 1 and xxx per month for months 2-60. The Trustee shall deduct the Trustee’s preset percentage fee from each payment. POC was filed on XX/XX/XX15 with secured claim amount of xx with arrearage of xx.	Loan modification agreement was made between Borrower, xx on xx. The new modified principal balance is in the amount of xx. The new modified rate is 7.000 % and borrower promises to pay P&I in the amount of xx beginning xx until the new maturity date of xx.
The loan was also modified onXX/XX/XX05.	Credit Application	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower First Name is xx however tape data shows xx Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in Foreclosure YES however tape data shows NO.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per Application is change in rate/term, however tape data shows lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.50% Comment: Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "As per final title policy, the amount of insurance is in the amount of xx which is less then principle balance xx stated on Note."
* Payment History is not Complete (Lvl 3)     "Updated payment history is available in the file from XXX/XX17 to 9XX/XX17 however, we require latest 12 months payment history; Payment history is missing from the file from 1XXX/XX16 to XXX/XX17."
* Comment history is incomplete (Lvl 3)     "Updated collection comment history is available in the file from XXX/XX17 to 9XX/XX17 however, we require latest 24 months comment history; Collection comments are missing from the file from 1XXX/XX15 to XXX/XX17."
* Issue with the legal description or recorded instrument (Lvl 3) "The legal description is mentioned in General Warranty Deed datedXX/XX/XX03 is "xx" however, legal description is mentioned in the Mortgage is "xx". "Block 1" is additionally added in to legal description of General Warranty Deed."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is "Moderate" as the loan is failed for TILA test."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "2016 year county taxes of xx are delinquent."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test & TILA Foreclosure Rescission Finance Charge Test."
* Application Missing (Lvl 2)     "Final 1003 is available in the loan file however, the given loan amount xx is not matching with the loan amount xx mentioned in the original Note. All the data in final 1003 are written in hand.
																																																																																								The values are updated as per the unexecuted copy of 1003 ."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54435709	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,396.14	7/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	58.530%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$106,200.55	Not Applicable	5.375%	xx	XX/XX/XX10	Financial Hardship	As per the review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx as nominee for xx which was recorded on xx.
As per updated title report, the chain of assignment complete. Latest the assignment is from xx, to xx not in its individual capacity but solely as Trustee for the xx which was recorded on XXXX
As per updated title report, one junior mortgage open on the subject property originated on xx with lender xx in the amount of xxX which was recorded on XXXX One Civil judgment is open against the borrower which was recorded on XXXX in the favor of xx in the amount of xx.
2016 combined annual taxes are paid in the amount of xx with no prior delinquency. 2017 estimated taxes are due in the amount of xx.	As per latest payment history dated XX/XX/XX17, the borrower is currently delinquent for 18 months and next due for XX/XX/XX16. The last payment was received on XX/XX/XX17, P&I in the amount of xx and PITI in the amount of xx, which was applied to XX/XX/XX16. The UPB is not reflected in the payment history. However, it is considered as per tape in the amount of xx.
Collections Comments:The loan is currently in bankruptcy and next due for XX/XX/XX16. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX16. The UPB is not reflected in the payment history. However, it is considered as per tape in the amount of xx.
The loan has been modified since once from the origination. As per modified term, the modified unpaid principal balance is xx. The borrower promises to pay monthly in the amount of xx with a modified interest rate of 5.375% beginning from XX/XX/XX10 to a maturity date of XX/XX/XX50.
The reason for default is unable to determine from the available servicing comment.
The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. However, the foreclosure was placed on hold because the borrower had filed the bankruptcy on xx.
The borrower had filed bankruptcy under xx with the xx on dated xx. The plan was confirmed on xx.
As per BPO report dated XX/XX/XX17, the subject property is occupied by the owner and average condition. No comment pertaining the damage on the property was found. The ‘as-is’ price of the property is xx.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. However, the foreclosure was placed on hold because the borrower had filed the bankruptcy on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the xx on dated xx. The POC was filed on xx. As per POC, the secured amount is xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX17. Under confirmed xx plan the debtor was supposed to pay to the trustee in the amount of xx monthly for 36 months from XX/XX/XX17. However, the case is awaiting to discharge.	This loan modification agreement was made between the lender xx, and the borrower xx on XX/XX/XX10. As per the modified term, the modified unpaid principal balance is xx. The borrower promises to pay monthly in the amount of xx with a modified interest rate of 5.375% beginning from XX/XX/XX10 to a maturity date of XX/XX/XX50. This loan doesn’t have the balloon provision.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The foreclosure activities are found in the in the loan.&#xxD; Tape Source: Initial Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per final 1003 purpose of refinance is cash out -other, however tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history, total debt/legal balance is xx, however tape data reflects xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comments history is available from XX/XX/XX16 to XX/XX/XX17, however, we require complete 24 months collection comments. Collection comment is missing from XX/XX/XX15 to XX/XX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down"
																																																																																							* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX17 till XX/XX/XX17, which is for 8 months only and missing from XX/XX/XX16 to XX/XX/XX17, however, as we require recent 12 months payment history."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89092498	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$767.80	$2,340.03	7/XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	29.212%	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx with XXXX and was recorded on xx. Chain of the assignment is complete. Currently, the assignment is from xx, not in Its Individual Capacity But Solely as Trustee for The xx.
No judgments or liens are found against the borrower.
The 2016 Combined 1st half taxes are delinquent as ofXX/XX/XX17 in the amount of xx.
The 2016 Combined 2nd half taxes are due by XX/XX/XX17 in the amount of xx.	The loan is currently due for the 4XX/XX15 payment. Unable to determine when the last payment was received. No payments have been made since the loan boarded with the current servicer on XXX/XX17.	Collections Comments:The loan is currently in Foreclosure and due for the 4XX/XX15 payment. Unable to determine when the last payment was received. No payments have been made since the loan boarded with the current servicer on XXX/XX17.
Prior xx Bankruptcy xx was filed on xx.  The plan was confirmed onXX/XX/XX15. The Proof of Claim filed onXX/XX/XX17. The total amount of claim is xx and the amount of arrearage is xx.  The Bankruptcy was Dismissed onXX/XX/XX17.
Foreclosure proceedings began 4XX/XX16, the complaint was filed on xx, service was completed on xx, the presale redemption period expired onXX/XX/XX16, and judgment was entered on xx.  The servicer was awaiting a scheduled sale date from the courts when the file was service transferred in January 2017 to the current servicer.  Foreclosure was then placed on hold due to the borrower filing Bankruptcy onXX/XX/XX17.  The Bankruptcy was DismissedXX/XX/XX17 and foreclosure may now resume and a new sale date be scheduled.
As per latest collection comment onXX/XX/XX17, the subject property is vacant and secured.
Foreclosure Comments:Foreclosure proceedings began xx, the complaint was filed on xx, service was completed onXX/XX/XX16, the presale redemption period expired onXX/XX/XX16, and judgment was entered on 1XXX/XX16.  The servicer was awaiting a scheduled sale date from the courts when the file was service transferred in January 2017 to the current servicer.  Foreclosure was then placed on hold due to the borrower filing Bankruptcy on xx.  The Bankruptcy was Dismissed xx and foreclosure may now resume and a new sale date be scheduled.
Bankruptcy Comments:As per PACER report, the borrower filed bankruptcy xx with xx. The plan was confirmed onXX/XX/XX15. The Proof of Claim filed onXX/XX/XX17. The total amount of claim is xx and the amount of arrearage is xx. The Bankruptcy was Dismissed on xx.	Not Applicable	Title Policy	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per collection comment, foreclosure currently Yes. However, the tape data reflects No. The Foreclosure was placed on hold due to Bankruptcy which is now Dismissed and foreclosure can resume.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX44   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: As per payment history, the total debt is xx. However, the tape data reflects balance is xx. Audit figure includes the arrears amount from the POC.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Missing 16 months servicing comments from prior servicer to complete a full 24 month review. Servicing Comments provided from current servicer are dated fromXX/XX/XX17 to9XX/XX17."
* Title policy missing (Lvl 3)     "Final Title Policy at origination is missing from loan file.  The Title Commitment was provided."
* Payment History is not Complete (Lvl 3)     "Missing 4 months payment history from prior servicer to complete a 12 month review.  Payment history provided from current servicer is dated from XXX/XX17 to 9XX/XX17."
* Property is vacant (Lvl 3) "Servicing Comment datedXX/XX/XX17 reflects the subject property is vacant and secured. BPO report was not available in the loan file."	* Title Review shows outstanding delinquent taxes (Lvl 2) "As per the updated title report, the 2016 Combined 1st half taxes are delinquent as ofXX/XX/XX17 in the amount of xx. The 2016 Combined 2nd half taxes are due by XX/XX/XX17 in the amount of xx."
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2)     "As per the xx plan xx filed on xx debtor intended to surrender the subject property. The scheduled value of the property at the time of filing was xxhe case was dismissed on XX/XX/XX17 as debtor failed to comply with the order. Also, the property is vacant as per the recent BPO report.
																																																																																								However, as per the latest Updated title report dated XX/XX/XX17 and tax certificate records the borrower, xx is still the owner of the property."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78513122	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$691.42	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	55.548%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$93,250.00	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx with xx as nominee for xx and was recorded on xx. Chain of the assignment reflects a break in the chain. The first assignment was from xx recordedXX/XX/XX10. The next assignment was from xx to xx recordedXX/XX/XX12. The latest assignment was from xx., Successor by xx, LP toxx, not in Its Individual Capacity But Solely as Trustee for The xx recordedXX/XX/XX16. A xx is needed to correct the issue.
There are four civil judgments found against the borrower.
First, in favor of xx  in the amount of xx recorded on XXXX.
Second, in favor of xx  in the amount of xx recorded on XXXX
Third, in favor of xx in the amount of xx recorded on XXXX
Fourth, in favor of xx in the amount of xx recorded on XXXX
2016 annual taxes were paid in the amount of xx.	The loan is currently due for the XXX/XX17 payment. The last payment was received onXX/XX/XX17 in the amount of xx and was applied to the January and February 2017 payments. The payment history does not reflect the UPB or the advances and fees balances.	Collections Comments:The loan is currently in Bankruptcy and due for the XXX/XX17 payment. The last payment was received onXX/XX/XX17 in the amount of xx and was applied to the January and February 2017 payments. The payment history does not reflect the UPB or the advances and fees balances.
The loan was modified on 4XX/XX15. The combined principal balance was xx of which xx of the principal balance was permanently forgiven.  The new principal balance of the modification is xxAs per modified term, the P&I is xx monthly with a modified interest rate at 2.00% beginning on 4XX/XX15 with a maturity date of XXX/XX39.
Active xx Bankruptcy xx was filed on xx.  The plan was confirmed on xx. Under confirmed xx debtor was to pay the trustee the amount of xx for 60 months for the total amount of xxhe Proof of Claim was filed onXX/XX/XX15.  The total amount of claim is xx and the amount of arrearage is xx.  The Motion for Relief from stay was filed on XX/XX/XX15 by xx. which was terminated onXX/XX/XX16.
Borrower previously filed 2 other xx Bankruptcies since the subject loan originated.
As per collection comment on 9XX/XX17, the subject property is owner-occupied.  Comments do not reflect any property damage or indication of any foreclosure action.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER report, the borrower filed bankruptcy xx with case xx on xx.  The plan was confirmed onXX/XX/XX15. Under confirmed xx debtor was to pay the trustee the amount of xx for 60 months for the total amount of xxhe Proof of Claim was filed onXX/XX/XX15.  The total amount of claim is xx and the amount of arrearage is xx.  The Motion for Relief from stay was filed on XX/XX/XX15 by xx. which was terminated onXX/XX/XX16.
Borrower previously filed 2 other xx Bankruptcies since the subject loan originated.	The modification agreement made between borrower xx and xx and xx on xx. The combined principal balance was xx of which xx of the principal balance was permanently forgiven. The new principal balance of the modification is xxAs per modified term, the P&I is xx monthly with a modified interest rate at 2.00% beginning on 4XX/XX15 with a maturity date of XXX/XX39.	Field: Original Appraised Value Loan Value: xx Tape Value: xx|---| xx |----| 0.05% Comment: As per appraisal report, the original appraisal value is xx. The Purchase Price was xx#xxD; Tape Source: Initial Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: Total Debt/Legal Balance includes the arrears amount per the POC.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on 4XX/XX15. The combined principal balance was xx of which xx of the principal balance was permanently forgiven. The new principal balance of the modification is xxxxx."	* Comment history is incomplete (Lvl 3) "Missing 9 months Servicing Comments from prior servicer to complete a full 24 month review. Servicing Comments provided from current servicer are dated fromXX/XX/XX16 to 9XX/XX17."	* Title shows an assignment chain break (Lvl 2) "Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated onXX/XX/XX08 with xx as nominee for xxand was recorded on XX/XX/XX08. Chain of the assignment reflects a break in the chain. The first assignment was from xx to xx recordedXX/XX/XX10. The next assignment was from xx as nominee for xx, a Mississippi corporation to xx., successor by merger to xx recordedXX/XX/XX12. The latest assignment was from xx., Successor by Merger to xx not in Its Individual Capacity But Solely as Trustee for The xx recordedXX/XX/XX16. A Gap Assignment is needed to correct the issue."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28270780	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,726.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.961%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$156,299.53	$31,096.73	4.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was datedXX/XX/XX06 with xx.
The chain of the assignment is complete currently the mortgage with xx Not in its Individual Capacity but Solely as Trustee for the xx. dated xx.
An active judgment or liens found pending.
There is active state tax lien against xx in the favor of the xx in the amount of xx, recorded onXX/XX/XX14.
2017 Combined 1st and 2nd taxes are paid in the amount xxand xxo prior year delinquent taxes are found. 2018 estimated taxes are due.
Review of payment history shows borrower is delinquent for more than 120+ days and next due for 8XX/XX16. The last payment was received onXX/XX/XX17 in the amount xx for due date 7XX/XX16. The UPB is reflected in the amount xx. The current UPB is not stated in provided payment history. However, values are considered from tape data.
Collections Comments:As per servicing comments, Loan is currently active in bankruptcy and next due for 8XX/XX16. The borrower had filed bankruptcy xx with the xx on xx and the plan was confirmed on XX/XX/XX16. The debtor shall pay the total amount of xxxxx by paying xx per month for the period of 60 months. The POC was filed onXX/XX/XX16 & post-petition due date is 8XX/XX17.Schedule-D in Voluntary petition shows xxxxx as unsecured portion out of claim amount xxid not see comments indicating a cram down.
The reason for default as per servicing comment is unable to determine. A review of collection comment shows indication of post-closing foreclosure activity. As per servicing comments, foreclosure was initiated and the complaint was filed on XX/XX/XX15. Comment datedXX/XX/XX17 shows that foreclosure was put on hold because of the borrower had filed bankruptcy xx with the xx on xx and the plan was confirmed on XX/XX/XX16.
payment history shows borrower is delinquent for more than 120+ days and next due for 8XX/XX16. The last payment was received onXX/XX/XX17 in the amount xx for due date 7XX/XX16. The UPB is reflected in the amount xx. The current UPB is not stated in provided payment history. However, values are considered from tape data.
The loan modification agreement was made between xx, xx and interest-bearing amount is xx. The New Principal Balance stated in the MOD is xx.
BPO report date XXX/XX17 subject property is occupied by the owner and as is sales price is xxo damage and repair found.

Foreclosure Comments:As per servicing comments, foreclosure was initiated and the complaint was filed on xx. Comment datedXX/XX/XX17 shows that foreclosure was put on hold because of the borrower had filed bankruptcy xx with the xx on xx and the plan was confirmed on xx.
Bankruptcy Comments:The borrower had filed bankruptcy xx with the xx onXX/XX/XX16 and the plan was confirmed on xx. The debtor shall pay the total amount of xxxxx by paying xx per month for the period of 60 months. The POC was filed onXX/XX/XX16 & post-petition due date is 8XX/XX17.Schedule-D in Voluntary petition shows xxxxx as unsecured portion out of claim amount xxid not see comments indicating a cram down.	The loan modification agreement was made between xx on xx. Borrower promises to make a monthly payment of xx with the rate of interest is 4.000% Beginning on 9XX/XX13 to till maturity date is 8XX/XX53. Deferred balance is xx and interest-bearing amount is xx. The New Principal Balance stated in the MOD is xx.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is Yes. However, tape data shows no. Tape Source: Initial Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: As per latest payment history total debt/ legal balance is xx. However, tape data shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments available from 8XX/XX16 toXX/XX/XX17. However, require 24 months history and missing servicing comments fromXX/XX/XX15 to 8XX/XX16."
* Payment History is not Complete (Lvl 3)     "Payment history available fromXX/XX/XX17 toXX/XX/XX17. However, require latest 12 months history and missing payment history from 7XX/XX16 toXX/XX/XX17."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xxxxx as unsecured portion out of claim amount xxid not see comments indicating a cram down."	* State Tax Judgment (Lvl 2) "There is active state tax lien against xx in the favor of the xx in the amount of xx, recorded onXX/XX/XX14."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46181986	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,291.37	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	53.578%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$187,932.55	$40,407.06	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was recorded on XX/XX/XX07 in the amount of xxxx00.00 with xx as nominee for xx.
Chain of assignment is complete as current assignee is “xx not in its individual capacity, but solely as Trustee for the xx”
There are no Active Judgments and Liens pending against the borrower.
2017 taxes were paid in the amount of xx. No prior years delinquent taxes are found. The 2018 year taxes are due in the cumulative amount of xx.	As per review of payment history, the borrower is delinquent for more than 17 months and due for XXX/XX16 payment. The last payment was received onXX/XX/XX17 for the due date XXX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated 6XX/XX10.	Collections Comments:As per review of collection comment the borrower is delinquent for more than 17 months and due for XXX/XX16 payment. The last payment was received onXX/XX/XX17 for the due date XXX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated 6XX/XX10.
There is no any comment about Foreclosure in the collection comment.
Borrower filed xx Bankruptcy Case xx on xx. Lender filed POC datedXX/XX/XX15 and POC amount is xx. As per collections Post petition due date is 1XXX/XX14. Motion for Relief from Stay was filed onXX/XX/XX15. Arrearage is in the amount of xx.
No evidence of damage or repair found in collection comment. It seems property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed xx Bankruptcy Case #xx on XX/XX/XX14 and plan confirmed on XX/XX/XX14. Lender filed POC datedXX/XX/XX15 and POC amount is xx. Motion for Relief from Stay was filed onXX/XX/XX15. Arrearage is in the amount of xx.
The loan modification agreement was made between xx and xx on xx. The first modified payment will be due on 6XX/XX10 and the new maturity date will be xx. The new Modified Unpaid Principal Balance is xx. The Deferred Balance is in the amount of xx and the Interest Bearing amount is xx. The modification rate would be 2.00% and modified P&I is xx.
The Loan was modified into total 4 steps.	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: 6XX/XX10 Tape Value: 5XX/XX10 |---| -31 (Days) |----| Comment: As per Loan Data Doc Date of Last Mod is 6XX/XX10, however tape reflects as 5XX/XX10. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Loan Data Loan MOD Amortization type is Step, however tape reflects as Fixed.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note Property Address is "xx", however tape reflects as "xx".   Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: As per Payment History Total Debt is xx, however tape reflects as xx Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "Comment History is available from 6XX/XX16 toXX/XX/XX17 (for 14 months). However, required latest 24 months comment history. Comments are missing fromXX/XX/XX15 till 6XX/XX16."	* MI, FHA or MIC missing and required (Lvl 2) "As per Lender Guidelines MI cert is required for the subject mortgage as LTV is xx but it is missing from the Loan File."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96553084	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$3,700.92	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable		Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No			47.520%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$91,600.01	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship
Review of the updated title report dated 9XX/XX17 shows that the subject mortgage was originated on xx and recorded on xx in the favor of xx.
Chain of the assignment is complete.  Last assignment from xx Successor by Merger to xx Formerly Known as xx, Not in its Individual Capacity but Solely as Trustee for the xxt was recorded onXX/XX/XX17.
County taxes for the year 2016 are paid in the amount of xx. 2016 annual utilities taxes are paid in the amount of xx. No prior years delinquent taxes found.
Hoa lien of xx in the favor of xx, Inc was recorded on 6XX/XX15. The property may get foreclosed in the liens remains unpaid.
Review of payment history shows that the borrower is delinquent for more than 120 days and the loan is due for 1XXX/XX15. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX15. The UPB is not reflected in the payment history. Hence updated as per tape information i.e. xx.

Collections Comments:Current status of the loan is active bankruptcy and is due for 1XXX/XX15.
The borrower filed bankruptcy case xx on xx and the plan was confirmed on xx. As per the plan the debtor shall pay to the trustee xxx per month for first 2 months; xx per month for the next 4 months and xx per months for the final 54 months.
Reason for default could not be determined using the available collection comments.
No foreclosure activity was found in the collection comments.
No recent comment regarding the occupancy of the subject property, damage or repair was found in the collection comments.
The loan was modified on XXX/XX15 with New UPB of xx at interest of 2%. The New P&I of xx was first due on XXX/XX15 and the New maturity date is 4XX/XX38.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy case xx on xx and the plan was confirmed on xx. As per the plan the debtor shall pay to the trustee xxx per month for first 2 months; xx per month for the next 4 months and xx per months for the final 54 months.
The loan was modified on XX/XX/XX15 in between borrower and xx The new modified principal balance per modification is in the amount of xx with interest rate at 2.00% and borrower promises to pay P&I in the amount of xx begin on XX/XX/XX15. The maturity date reflects per modification is xx. Principal balance in the amount of xx is completely forgiven through this modification.

Field: Original Appraised Value Loan Value: xx Tape Value: xx |---| xx |----| 0.03% Comment: As per Appraisal report, the original appraised value is xx. However, the tape data reflects xx&#xxD; Tape Source: Initial Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per Appraisal report, the subject property type is PUD.However, the tape data reflects as a single family. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage lien position is changed to second due to an Hoa lien of xx in the favor of xx recorded on 6XX/XX15 is active against the property. The property may get foreclosed in the liens remains unpaid."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "Per modification agreement made on XX/XX/XX15, the new principal balance is xx. The lender has forgiven principal amount in the amount of xx, which is exceeding 2% of modification amount."
* Title Review shows major title concern (Lvl 4)     "XXX report dated XX/XX/XX07, there is an active HOA lien on subject property recorded on XX/XX/XX15 in favor of xx. for the amount of xx.
																																																																																						Subject property is located in the state of Texas. There is a risk of property may get foreclosed due to above unpaid lien."	* Comment history is incomplete (Lvl 3) "Comment history fromXX/XX/XX16 toXX/XX/XX17 is available and history fromXX/XX/XX15 toXX/XX/XX16 is missing. However, we require latest 24-month comment history"		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74985615	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,701.63	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.250%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$90,564.86	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was dated xx with xx.
The chain of assignment is complete as currently the mortgage with xx. Not in Its Individual Capacity But Solely as xx record dated xx.
Active judgment with xx for xx and xx dated XXX/XX09 andXX/XX/XX11.
Child support lien against xx in the amount of xx dated 8XX/XX13.
Annual taxes amount is xx.
No prior years Delinquent taxes found.
The review of the available payment history shows that the borrower is not making regular payments and the loan is 5 months delinquent. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied to XXX/XX17 payment. The next due date is 4XX/XX17. The UPB is unavailable in the payment history, however UPB as per tape data is xx.	Collections Comments:Currently the loan is in active bankruptcy.Borrower has filed the bankruptcy under xx on xx,Case #xx.
The review of the available payment history shows that the borrower is not making regular payments and the loan is 5 months delinquent. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied to XXX/XX17 payment. The next due date is 4XX/XX17.
There is no post close activity as per available servicing comments.
The servicing comment dated XX/XX/XX16 says, there was a gas leakage and borrower has repaired it. No cost of repair ia mentioned in the comments.
The BPO datedXX/XX/XX17 the property is in good condition and there are no damages reported.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed the bankruptcy under xx on xx,Case xx. Petition filed awaiting confirmation scheduled for 1XXX/XX17. The xx plan is yet to be confirmed.	The loan modification agreement was done between xx and xx and xx on 4XX/XX15. The new principal balance as per MOD is xxX, amount forgiven is xx and interest bearing amount is xx. The new rate is 2.00% and P&I is 326.24. Payments begins on 4XX/XX15 and new maturity date is xx.
The loan was previously modified for 2 times.	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 7XX/XX17 |---| |----| Comment: Unable to determine Tape Source: Initial Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: per payment history Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The New principal balance as per modification is xx and the amount forgiven is xx, which exceeds 2% of the principal balance."	* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX16 toXX/XX/XX17, however we need latest 24 months comment history for review. The history is missing from XXX/XX17 toXX/XX/XX15"	* Property Damage (Lvl 2) "The servicing comment dated XX/XX/XX16 says, there was a gas leakage and borrower had repaired it. No cost of repair is mentioned in the servicing comments.Latest BPO report datedXX/XX/XX17 shows no repairs or damages."
* XXX State Regulations Test Failed (Lvl 2)     "Loan Data  Comparison Data  Variance
Prohibited Fees Test: FAIL   xx               xxx          +xx
ThisXXX prohibited fees test.
( N.J.S.A §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The risk indicator is "Moderate" as ThisXXX prohibited fees test."	* XXX Exceptions Test Incomplete (Lvl 1) "loan over 3 yrs" * XXX RESPA Test Incomplete (Lvl 1) "loan over 3 yrs"	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3960085	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,754.81	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.483%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$41,585.56	Not Applicable	10.750%	xx	XX/XX/XX14	Financial Hardship	As per the XXX report XX/XX/XX17, the subject mortgage was originated on xx and was recorded on xx, in favor of xx and in the amount of xx.
The chain of assignment is complete. The latest assignment was done from the xx  by: xx  to xx., was recorded on XX/XX/XX17.
There is one senior civil judgment against the xx in the amount of xx and was recorded on XX/XX/XX05, in favor of xx.
2016 combined annual taxes are paid in the amount of xx. No prior years delinquent taxes found.
As per the review of the payment history, the borrower is delinquent for 1 month and next due date is 8XX/XX17. The last payment was received on XX/XX/XX17 for the due date of XX/XX/XX17. Current UPB is xx and other balance details are not available in the payment history.The P&I is xx.
Collections Comments:As per the review of collection, the borrower is delinquent for 1 month and due for XX/XX/XX17. The borrower is active in bankruptcy. The foreclosure was initiated on the loan and complaint was filed on XX/XX/XX13, against the xx and in favor of xx Judgment was entered against the xx and in favor of xx Previous foreclosure was on hold due to bankruptcy filed by the borrower on xx with xx plan with reference case #xx.
The recent reason for default was not mentioned in the collection comment.
The loan was modified one time since origination. The borrower is making payment as per the modification in the amount of xx at the rate of 10.750% and the loan will be matured on xx.
As per the BPO report dated XX/XX/XX17, the property is occupied by an owner. The property is in average condition. No repair for damage was found in the BPO report as well as in collection comment.

Foreclosure Comments:The foreclosure was initiated on the loan and the foreclosure complaint was filed on xx, against the xx and in favor of xx, N. A. Judgment was entered against the xx  and in favor of xx.
Bankruptcy Comments:As per the review of Bankruptcy borrower has filed bankruptcy xx xx. The plan was confirmed on xx. Under xx confirmed plan, the debtor shall pay to the trustee as xx for 60 months therefore the  total amount will be xx

This modification agreement was made between lender as xx and Borrower as xx and xx on xx As per the modified of terms, the new principal balance is xxhe reason for modification is Financial Hardship. As per the modification agreement, the modified rate remain the same 10.75% with P&I in the amount of xx to begin from XX/XX/XX14 for the term of 187 months & Maturity date is xx.	Field: Amortized Term (Calculated) Loan Value: 360 Tape Value: 261 |---| 99 |----| 0.38% Comment: As per note the Amortized Term(Calculated) is 360.However tape reflects it as 261. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Servicing Comments there is Foreclosure. However tape reflects No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX14   Tape Value: 4XX/XX14   Variance: -30 (Days)   Variance %:    Comment: As per Modification the modified effective date is 5XX/XX14.However tape reflects 4XX/XX14.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: As per Appraisal the original Standard LTV is xx.However tape reflects 71.670.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122242232222   Tape Value: 322222222211100000000000   Variance:    Variance %:    Comment: As per the review of Payment History the string is 3222222222111.However tape reflects it as 12224223222222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222232242221   Tape Value: 00000000011112222222223   Variance:    Variance %:    Comment: As per the review of Payment History the String Reversed is 222232242221.However tape reflects it as 000000000111.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: As per Final Application the Purpose of Refinance is Debt Consolidation.However tape reflects it as Cash Out-Other. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 till XX/XX/XX17, which is for 18 months. However, comment history is missing from XX/XX/XX15 till XX/XX/XX16, as we require latest 24 months comment history."
* Active Judgment Against Borrower (Lvl 3) "There is one senior civil judgment against the xx in the amount of xx and was recorded on XX/XX/XX05, in favor of xx."	* XXX State Regulations Test Failed (Lvl 2) "Grace Period Test: FAIL 10 Days 15 Days -5 Days.
Late Fees Test: FAIL 6.000% 5.000% +1.000%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the grace period test.
																																																																																								This loan failed the late fees test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9932676	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$837.81	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	11.440%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of updated title report datedXX/XX/XX17 the subject mortgage was originated onXX/XX/XX07 and recorded onXX/XX/XX07 in the favor of xx The chain of the assignment is complete. The last assignment was done from xx by Select xx. Its attorney in fact to xx recorded on xx.
There are no active liens or judgments against the borrower. 2016 combined annual taxes are paid in the amount of xx for the due date ofXX/XX/XX17. No prior years delinquent taxes found.	Review of payment history as of 9XX/XX17, the borrower is delinquent for 4 months and next due is for 5XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx which was applied to 4XX/XX17. The UPB is reflected in the amount of xx.	Collections Comments:The current status of the loan is active bankruptcy and is due for 8XX/XX15.
The reason for default per collection comments is decreased income due reduced hours at work.
The borrower has filed bankruptcy under xx with case#xx on 1XXX/XX16. The plan was confirmed onXX/XX/XX17. As per amended xx plan, the debtor shall pay to the trustee the sum of xx per month for a period of 60 months.
No foreclosure activity was found in the collection comments.
The loan has not been modified since origination. The borrower is making payment as per original note with interest rate of 11.440% and P&I ofxx.
Comment dated XX/XX/XX16 states that the subject property is located in a disaster area designated by FEMA. South Carolina xxx
Comment datedXX/XX/XX17 and hardship letter datedXX/XX/XX14 located at “xx” states that the payment was sent to xx Insurance company by mistake and they will receive the payment return on Friday, 12 May 2017. No further details found regarding this payment.
As per the BPO report dated 5XX/XX17, the subject property is owner-occupied and no damage or repairs noted. As is sales price quoted by the appraiser is xxxx0 and the subject property is in average condition.  There is no latest comment to determine current occupancy and condition of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case# xx on xx. The plan was confirmed on xx. As per amended xx plan, the debtor shall pay to the trustee the sum of xx per month for a period of 60 months.
Not Applicable	Credit Application HUD-1 Closing Statement Right of Rescission Origination Appraisal	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: The loan has not been modified since origination. However, tape reflects deferred balance in the amount of xx. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: XX/XX/XX07   Tape Value: XX/XX/XX07   Variance: 4 (Days)   Variance %:    Comment: As per note first payment date is XX/XX/XX07. However, tape reflects XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: Appraisal report is missing in the loan file. Hence, all the values are updated as per tape. Hence, original standard LTV is xx however tape reflecting it as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per review of payment history string is xx. However, tape reflects 33333323210000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 00000000000001232333333   Variance:    Variance %:    Comment: As per review of payment history reversed string is 444444441234. However, tape reflects 00000000000001232333333.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Final HUD-1 is missing in the loan file. As per ProTitle report, the purpose of transaction is refinance. Hence, sales price is not applicable. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX32 Tape Value:XX/XX/XX32 Variance: 4 (Days) Variance %: Comment: As per note stated maturity date is xx however tape reflecting it asXX/XX/XX32. Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization is missing in the loan file."	* Application Missing (Lvl 2) "Final Application is missing in the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan files."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing in the loan file. The values are considered from tape data."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49068583	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,319.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	xxX	HELOC	Revolving	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	20.253%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/XX17, the subject mortgage was originated on xx and recorded on xx in the amount xx.
Chain of Assignment is complete, currently, the assignment is with xx.
There are no active judgments and liens against borrower or subject Property.
2016 annual taxes are paid in the amount xx on XX/XX/XX16 with no prior delinquencies.
As per the review of payment history dated 09XX/XX17, the borrower is currently due for more than 9 months. UPB stated in payment history is xx. The last payment was received on XX/XX/XX17 in the amount xx which was applied to XX/XX/XX16; hence borrower is next due for XX/XX/XX16. Current P&I is xx and PITI is xx.	Collections Comments:The loan is currently active in bankruptcy and is next due for 1XXX/XX16. Last Payment was received on XX/XX/XX17 in the amount xx which was applied to XX/XX/XX16; hence borrower is next due for XX/XX/XX16. Current P&I is xx and PITI is xx.
Reason for default as per collection comment is a curtailment in income. The loan has not been modified since origination. The borrower is currently paying as per the notice of new mortgage payment given in the POC filed by the creditor.
The borrower has filed bankruptcy case#xx under xx on XX/XX/XX17. The plan was confirmed on XX/XX/XX17.
No foreclosure activity was found in the available collection comments or loan file.
As per BPO report dated XX/XX/XX17 located at "xx"  Subject property is in average condition.  No comments pertaining to damages are found and property is occupied by the owner. The As-Is value of the property is xxForeclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of PACER, the borrower has filed bankruptcy xx under xx on xx. The plan was confirmed on xx. As per order to modify xx plan filed on xx, the debtor shall make payments to the trustee in the sum of xx semi-monthly for 60 months. POC was filed by the creditor on XX/XX/XX17. As per POC filed by a creditor, amount of secured claim is xx with an arrearage of xx.	Not Applicable	Final Truth in Lending Discl.	Field: Amortized Term (Calculated) Loan Value: Unavailable Tape Value: 213 |---| |----| Comment: As P&I is not available, hence amortization term cannot be calculated. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Loan has not been modified since origination hence Deferrred Balance Amount is N/A. however tape reflects as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 7 (Days)   Variance %:    Comment: As per note available in the loan file, First Payment date is XX/XX/XX07 however tape reflects as XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Revolving   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Note available in the loan file, Loan Amortization Type is Revolving however tape reflects as fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 987654333221111000000000   Variance:    Variance %:    Comment: As per latest payment history, Payment history string is 444444321444 however tape reflects as 98765433322111100000   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 00000000111122333458789   Variance:    Variance %:    Comment: As per latest payment history, Payment history string reversed is 444123444444 however tape reflects as 000000001111223333458789.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per Note, Property Address is XXXX however tape Reflcts as XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1 purpose of transaction is Refinance tape reflects as Cash-Out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX22 Tape Value:XX/XX/XX25 Variance: 1030 (Days) Variance %: Comment: As per note available in the loan file, no maturity date is given so maturity date is calculated as per amortised term which isXX/XX/XX22 however tape reflects asXX/XX/XX25.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on Deed of Trust and final title policy is not matching with Warranty Deed dated 8XX/XX90.
The Deed of trust and final title policy reflects 2 Tracts (Tract I and Tract II) however, warranty deed contains only Tract II part in the legal description.
[Tract I contains 1.18 acres and Tract II contains 0.70 acres totaling to 1.88(i.e 1.9) acres.]
The Deed transferring the legal of Tract I to the borrower xx is missing in the loan file.
Hence the deed transferring the legal Tract I required to be documented."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower, however date printed on notice is a note date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX State Regulations Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	No Result	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70694906	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$854.00	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.490%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report, the subject mortgage originated on XX/XX/XX07 with lender xx was recorded on xx.
The Chain of Assignment is not complete. Latest assignment is from xx., xx On behalf of itself and as successor by merger to xx The current assignment should be with xx.
No active judgments or liens found.
Taxes for 2017, first installment is paid in the amount of xx. The second installment is due for in the amount of xx. No prior years delinquent taxes found.	Review of payment history shows the borrower is delinquent for 2 months, next due date is XX/XX/XX17. Last payment was received on XX/XX/XX17 in the amount of xx with rate of interest 8.690% which was applied to XX/XX/XX17. The UPB is xx. The borrower is currently making payment as per bankruptcy xx plan schedule(proof of claim) located at'xx'.	Collections Comments:The loan is in active bankruptcy and next due for 7XX/XX17. Last payment was received on XX/XX/XX17 in the amount of xx with the rate of interest 8.690% which was applied to XX/XX/XX17. The UPB is xx.
Unable to determine the reason for default from the given comment file.
The borrower is currently making payment as per bankruptcy xx plan schedule(proof of claim)  located at'0020757076_Proof of Claim_34489367'.
The borrower has filed bankruptcy under xx xx on xx. The plan was confirmed on xx. POC filed by the creditor on XX/XX/XX14. The debtor shall make payment to the trustee the sum of xx monthly for 39 months, then xx monthly for 19 months.
No post-close foreclosure activity found in the collection comments.
As per BPO report dated XX/XX/XX17 property is occupied by the owner and it is in average condition. The As-is value of the property is 145,500. No comments pertaining to damage are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case # xx on xx. Plan was confirmed on xx. POC filed by creditor on XX/XX/XX14. Debtor shall make payment to the trustee the sum of xx monthly for 39 months, then xx monthly for 19 months. The total amount to be paid into the plan is xx	Not Applicable	Credit Application	Field: First Payment Date Loan Value:XX/XX/XX07 Tape Value: 8XX/XX07 |---| 7 (Days) |----| Comment: As per note First payment date is 8XX/XX07 however tape data shows asXX/XX/XX07. Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 98%   Variance:    Variance %: 0.00%   Comment: As per appraisal report original standard LTV is 98.163% however tape data shows as 98.160%   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: As per note original P&I is 1518.87 however tape data shows as xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212233211111   Tape Value: 332211111101000111NNNNNN   Variance:    Variance %:    Comment: Review of payment history shows payment history reversed string as 213344211112 however tape data shows 332211111101000111NNNN&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111112332212   Tape Value: NNNNN111010101111113233   Variance:    Variance %:    Comment: Review of payment history shows payment history reversed string as 211112443312 however tape data shows NNNNN1110101011111113233   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Purpose of loan is Refinance so sales price filed is not applicable however tape data shows sales price xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX32 Tape Value: 7XX/XX32 Variance: 6 (Days) Variance %: Comment: As per note document stated maturity date is XX/XX/XX32 however tape data shows as 7XX/XX32. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final application is missing in the loan file however values are updated as per original note."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Loan failed TILA Finance Charge Test. Loan Dataxx; Comparison Data xx; Variance -xx
Loan failed TILA Foreclosure Rescission Finance Charge Test. Loan Dataxx; Comparison Data xx; Variance -xx
Loan failed TILA APR Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

This loan failed the TILA APR test. The annual percentage rate (APR) is 11.179%. The disclosed APR of 9.638% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The latest assignment is from xx, On behalf of itself and as successor by merger to xx, however The current assignment should be with xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60989059	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$3,622.20	$1,087.50	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.480%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of the updated title report datedXX/XX/XX17 shows the subject mortgage was originated on XX/XX/XX05 with xx and was recorded on XX/XX/XX05.
The chain of assignment is complete. The last assignment was done from xx to xx. and was recorded on xx.
There is one hospital lien found open against the borrower in favor of xxs for the amount of xx.
There are two civil judgments found open against the borrower as below.
First was found in favor of xx recorded on xx for the amount of xx and second was found with  xx in the amount of xx recorded on XX/XX/XX10.
2017 county taxes, the 1st installment was delinquent in the amount of xx which was due on 6XX/XX17 and 2nd installment are due in the amount of xx.
Prior Year Taxes Are Delinquent. Total delinquent amount is xx.	Review of payment history as of dated 9XX/XX17, the borrower is delinquent for 9 months and next due is for XX/XX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX16. The UPB reflected in the payment history is xx.	Collections Comments:The current status of the loan is active bankruptcy and is due for XX/XX/XX16.
The last payment was received onXX/XX/XX17 in the amount of xx with the rate of interest 6.980% which was applied to 1XXX/XX16. The UPB reflected in the payment history is xx.
The borrower had filed bankruptcy under xx with case #xx on XXX/XX15. The plan was confirmed on 9XX/XX16. The motion for relief from stay is filed onXX/XX/XX16. The bankruptcy POC was filedXX/XX/XX15 with POC amount of xx and arrearage of 2,228.17.
No foreclosure activity was found in the collection comments.
The loan has not been modified since origination. As per original note, adjustment to contract rate, the contract rate will decrease by one-quarter of one percent (.25) beginning with the thirteenth month after every twelve consecutive months. Up to a maximum of twelve contract rate reductions are available during the term of the loan. The borrower is making payment with P&I of xx with the rate of interest 6.980%.
Comment dated 1XXX/XX16, the subject property was vacant. However, as per the BPO report dated 5XX/XX17, the subject property is owner-occupied and no damage or repairs noted. As is sales price quoted by the appraiser is xxForeclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx. The plan was confirmed on xx. The motion for relief from stay is filed on xx. The bankruptcy POC was filedXX/XX/XX15 with POC amount of xx and arrearage of 2,228.17.	Not Applicable	Credit Application Final Truth in Lending Discl.	Field: Amortized Term (Calculated) Loan Value: 299 Tape Value: 360 |---| -61 |----| -0.17% Comment: As per the note Amortized term is 299. However the tape data shows 360. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since origination. However, tape reflects deferred balance in the amount of xx.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XX/XX/XX05   Tape Value: XX/XX/XX05   Variance: 5 (Days)   Variance %:    Comment: As per the note first payment date XX/XX/XX05. However the tape data shows XX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: No documents are available in the loan file. However, tape reflects Full Documentation.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX05   Tape Value: XX/XX/XX05   Variance: 5 (Days)   Variance %:    Comment: As per the note the note date is XX/XX/XX05. However the tape data shows XX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 0.00%   Comment: As per the appraisal LTV is xxowever the tape data shows xx Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.06%   Comment: As per the note the P&I is xx. However the tape data shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 999876500000000044321121   Variance:    Variance %:    Comment: As per the review of payment histrory the payment history string is4444232333mm. However the tape data shows 999876500000000044321121.. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 21123440000000005679999   Variance:    Variance %:    Comment: As per the review of payment histrory the payment history string reversed is mm3332324444. However the tape data shows 211234400000000005679999.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:xx Tape Value: XX/XX/XX35 Variance: 5 (Days) Variance %: Comment: As per the note stated maturity date is XX/XX/XX35. However the tape data shows XX/XX/XX35 Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final Application is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the allowable points and fees test.

This loan failed the points and fees test.
The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxGSE (Fannie Mae public guidelines) Points and Fees Test: Loan Data xx, Comparison Data xx, Variance +xx"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per ProTitle report, the Prior Year Taxes Are Delinquent. The total delinquent amount is 3078.45 and 2017 county taxes, the 1st installment was delinquent in the amount of xx which was due on 6XX/XX17. The total amount of delinquent taxes is xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 8.025%. The disclosed APR of 0.000% is not considered accurate because it is more than
																																																																																								X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21807658	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$0.00	$956.07	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	xxX	FHA	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.980%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of title datedXX/XX/XX17. The Subject mortgage was originated on XX/XX/XX06 with lender xx. and the borrower xx and was recorded on xx. Chain of the assignment is not complete. Chain of assignment is not complete. Latest assignment per updated title report is from xx as nominee for xx. recorded on xx. The chain of assignment is currently with xx , NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF xx.

The subject property has located the State of Illinois, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. Therefore, the subject Mortgage is in other lien position.

Active liens are as follows:
1) There is active senior xx lien against subject property in the favor of xx of xx in the amount of xx recorded onXX/XX/XX16.
2) There is active xx lien against subject property in the favor of xx in the amount of xx recorded onXX/XX/XX17.
3) There is active junior xx lien against borrower in the favor of xx of the xx in the amount of xx recorded onXX/XX/XX11.
4) There is active junior xx against borrower in the favor of xx of the xx in the amount of xx recorded on XX/XX/XX11.

2017 taxes are due in the amount of xx with no prior delinquency. 2018 first and second quarter taxes are due in the amount of xx.	As per review of payment history dated 9XX/XX17, borrower is 30 days delinquent. The last payment was received on 9XX/XX17, P&I in the amount of xx and PITI in the amount of xx, which was applied toXX/XX/XX17. The next due date is 8XX/XX17. The current is UPB xx.
A Notice of Mortgage payment change is filed on XXX/XX17 with the new total payment of amount xx with the P&I being xx.	Collections Comments:Loan is active in bankruptcy and due for 8XX/XX17 payment. The last payment was received on 9XX/XX17 for due date 8XX/XX17 in the amount of xx. The UPB is reflected in the amount of xx.
 Reason for Default as per servicing comments is excessive obligations and curtailment of income.
As per review of bankruptcy documents borrower filed bankruptcy xx case #xx onXX/XX/XX12. The plan was confirmed onXX/XX/XX12. Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx for the first month &1042.00 for remaining 59 months for the total amount of xx.
A Notice of Mortgage payment change is filed on XXX/XX17 with the new total payment of amount xx with the P&I being xx.
The loan is not modified since origination.
Foreclosure was initiated and loan was referred to attorney and sale was schedule for XXX/XX17. However, foreclosure is on hold due to bankruptcy.
As per BPO report datedXX/XX/XX17 the property is damaged and total estimated repair cost is in the amount of xxx. Roof replacement xxx,
2. Front  porch replacement xxx,
3. Exterior vinyl paint and trimming xxx

Foreclosure Comments:Foreclosure was initiated and loan was referred to attorney and sale was schedule for XXX/XX17. However, foreclosure is on hold due to bankruptcy.
Borrower filed bankruptcy xx case #xx on xx
Bankruptcy Comments:As per review of bankruptcy documents borrower filed bankruptcy xx xx on xx. The plan was confirmed on xx. Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx for the first month &1042.00 for remaining 59 months for the total amount of xx.
A Notice of Mortgage payment change is filed on XXX/XX17 with the new total payment of amount xx with the P&I being xx.	Not Applicable	Mortgage Insurance	Field: ARM Lifetime Cap Rate Loan Value: 5.1% Tape Value: 5.0% |---| |----| 0.13% Comment: As per note ARM cap rate is 5.125% however tape data shows 5.00%. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 7XX/XX18   Tape Value: 8XX/XX17   Variance: -334 (Days)   Variance %:    Comment: As per note rate change data is 7XX/XX18 however tape data shows 8XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: As per appraisal report apprised value is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value:xx   Variance:    Variance %: -12.81%   Comment: Original standard LTV is xx however tape data shows 103.880%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444444000   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history string is 121212121212 however tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000444444321   Tape Value: 99999999999999999999999   Variance:    Variance %:    Comment: As per payment history reversed string is 212121212121 however tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per updated title report, there are two Water/Sewer Liens found open on the subject property recorded onXX/XX/XX16 andXX/XX/XX17 in favor of Public works of The City And County of xx in the amount of xx and xx. The subject property is located in the State of Colorado which is super lien state. There is a risk of the property getting foreclosed due to above unpaid lien. The risk of foreclosure can be avoided if these liens are paid off."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per updated title report, there are two Water /Sewer Liens on the subject property recorded onXX/XX/XX16 andXX/XX/XX17 in favor of Public works of The City And County of xx in the amount of xx and xx. The subject property is located in the State of Colorado which is super lien state."	* Property Damage (Lvl 3) "As per BPO report datedXX/XX/XX17 the subject property is damaged and total estimated repair cost is in the amount of xxx.Roof replacement xxx,
2.Front  porch replacement xxx,
3.Exterior vinyl paint and trimming xxx."	* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative  index value since the supportive documents are missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Chain of assignment is not complete. Latest assignment per updated title report is from xx as nominee for xx recorded onXX/XX/XX06. The chain of assignment is currently with xx, NOT IN xx."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Notice of Federal Tax lien against the borrower xx in the amount of xx recorded onXX/XX/XX11.
																																																																																								Another Notice of Federal Tax lien against the borrower in the amount of xx recorded on XX/XX/XX11."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67929850	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$314.22	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	25.136%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was with xxated xx. The chain of assignment is complete currently the mortgage with xx., at C/O xx
There is a civil judgment against xx recorded on XX/XX/XX16 in the amount of xx with the plaintiff's name xx.
2016 county taxes are paid in the amount of xx.
No prior years delinquent taxes found.	The Payment history from XX/XX/XX14 to 09XX/XX17 states that the loan has been delinquent for more than 120 days. . The last payment was received in the amount of xx on XX/XX/XX17 which was applied to due date XX/XX/XX15. The next due date is XX/XX/XX15. UPB reflects in the provided Payment History is in the amount of xx and current interest rate as per Payment History is 10.99%.
Collections Comments:As per collection comments, the loan is currently active in bankruptcy. Borrower filed xx on xx .
As per collection comments, The foreclosure was initialed and refered to attorney on xx however, later it went on hold due to filing of bankruptcy xx.The loan currently is in bankruptcy.
The loan has been delinquent for more than 120 days. The last payment was received in the amount of xx on XX/XX/XX17 which was applied to due date XX/XX/XX15. The next due date is XX/XX/XX15.
As per property inspection report dated XX/XX/XX16, No visible damages found and property is in good condition.
Foreclosure Comments:As per collection comments, The foreclosure was initialed and refered to attorney on xx however, later it went on hold due to filing of bankruptcy xx.The loan currently is in bankruptcy.

Bankruptcy Comments:As per PACER, borrower  filed xx bankruptcy xx on xx and the plan was confirmed on xx. Debtor (borrower) will pay to the xx the sum of xx every month for 58 month (Plan payment length).As per volunatry petition, there is a unsecured debt in the amount of xx.
Motion for relief from automatic stay was filed on XX/XX/XX17.
Not Applicable	Field: Amortized Term (Calculated) Loan Value: 205 Tape Value: 240 |---| -35 |----| -0.15% Comment: As per Note, Amortized term is 205 however, tape reflects 240. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Collection comments ,Foreclosure was initiated however, tape is showing no to foreclosure   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx  Variance: xx   Variance %: -0.05%   Comment: As per Note, Original balance is xx however, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx  Tape Value: xx   Variance:    Variance %: -3.58%   Comment: aS PER aPPRAISAL, LTV is 73.136% however, tape reflects 76.720%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444444444444 however, tape is reflecting 999999999999999999999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999999999999999999   Variance:    Variance %:    Comment: As per payment history, string reversed is 444444444444 however, tape is reflecting 999999999999999999999999999999&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per Note, Property address street is XXXX however,tape is showing xx Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting vale of collateral is xx and value of collateral is xx however unsecured portion remained as xx. Collection comments does not show any cram down."	* TIL not hand dated (Lvl 2) "Final TIL not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46532845	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$312.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	12.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.183%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$32,784.71	Not Applicable	7.000%	xx	XX/XX/XX11	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment is incomplete. However, the last assignment is fromxx to xx which was recorded on xx.
No judgments or liens are open against the borrower.
2016 combined taxes are paid in the amount of xx with no prior delinquency. 2017 estimated taxes are due in the amount of xx.	As per review of the payment history dated 9XX/XX17, the borrower is currently delinquent for more than 14 months and next due is for XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The current UPB is in the amount of xx.	Collections Comments:The loan is currently in the bankruptcy and next due for XX/XX/XX16 payment. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX16. The UPB reflects in payment history is xx.
As per comment dated XX/XX/XX08, the borrowers were divorced. That was the reason, the borrower became the default in the loan. As per comment, the borrower’s intention is to keep the property.
As per the borrower’s request, the servicer provided the forbearance plan and the agreement was made on xx. As per forbearance plan, the borrower had promised to pay in the amount of xx monthly from XX/XX/XX07 to XX/XXx/xx08.
The loan has been modified once since origination. As per modified term, the unpaid principal balance is in the amount of xx. The borrower promises to pay xx monthly with a modified interest rate of 7.00% beginning from XX/XX/XX11 to a maturity date of XX/XX/XX36.
The borrower has filed bankruptcy under xx xx on xx. The plan was confirmed onxx. The amended POC was filed on XX/XX/XX17.
No post-close foreclosure activity was found in the loan.
As per comment dated XX/XX/XX14, the property is occupied by the original owner. However, Current occupancy is unable to determine from the available servicing comments. No comment pertaining damage to the property was found. No latest BPO or inspection report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx xx on xx. The plan was confirmed on XX/XX/XX17. Under the confirmed plan, the debtor shall pay to the trustee in the amount of xx monthly for 60 months. The amended POC was filed on XX/XX/XX17. As per POC, the secured amount is xx and the amount of arrearage is xx.	This loan modification agreement was made between the borrower xx and the lender xx . on xx. As per the modified terms, the unpaid principal balance is in the amount of xx. As per servicing comment dated 1XXX/XX11 and the loan modification report located at “xx”, the mortgage debt was forgiven in the amount of xx.
The borrower promises to pay unpaid principal balance plus interest monthly in the amount of xx with a modified interest rate of 7.00% beginning from XX/XX/XX11 to a maturity date of XX/XX/XX36. No balloon provision is available in this agreement.	Origination Appraisal Right of Rescission	Field: Amortized Term (Calculated) Loan Value: 360 Tape Value: 449 |---| -89 |----| -0.20% Comment: As per original note, first payment date is XX/XX/XX99 and maturity date is XX/XX/XX29 hence amortized term is 360. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX11   Tape Value: 1XXX/XX11   Variance: 33 (Days)   Variance %:    Comment: Last modification was made on 1XXX/XX11. However, tape data reflects XX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx Tape Value: xx   Variance:    Variance %: 0.01%   Comment: A uniform appraisal report is incomplete, however, values are updated as per tape data hence original Standard LTV is xx%. However, tape data reflect 70.75%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per latest payment history, string is 444444444444. However, tape data reflects 99999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999999999999999999   Variance:    Variance %:    Comment: As per latest payment history, reversed string is 444444444444. However, tape data reflects 99999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:xx Tape Value: xx Variance: 4 (Days) Variance %: Comment: As per modification agreement, stated Maturity date is xx. However, tape data reflects 9XX/XX36. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement was made on XX/XX/XX11, the principal balance is xx. However, as per servicing comment dated 1XXX/XX11 and the loan modification report located at “xx”, the mortgage debt was forgiven in the amount of xx. which exceeds 2% of modification amount."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Missing Appraisal (Lvl 2)     "The incomplete copy of uniform appraisal report is available in the loan file, located at “xx”."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "As per updated title report, the chain of the assignment is incomplete. However, the last assignment is from xx which was recorded onXX/XX/XX00.Missing assignment to xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97757593	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,298.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	37.781%	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX17 shows that the subject mortgage originated on XX/XX/XX14 with xx was recorded on XX/XX/XX15. Chain of assignment is complete as last assignment from xx Its Successors And Assigns to xx recorded on xx.
Annual county property taxes for the year 2017 was paid on XX/XX/XX17 in the amount of xx.  No prior years delinquent taxes found.  The following liens and judgments are active on the title: 1) Open Mortgage of xx of an amount xx found recorded on xx, which is subordinate to subject mortgage.
Annual estimated tax is xx.	Review of the payment history provided by Select xx. reveals that loan has been delinquent for more than 120 + days. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 8XX/XX17. The next due date is 9XX/XX17. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.625%.	Collections Comments:Available servicing comments from XXX/XX16 till 9XX/XX17 states the loan is in active bankruptcy and payments are 120 plus days delinquent. Borrower ability to pay seems Fair. And borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current. Borrower contact is established. Review of the payment history provided byxxx, INC. reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 8XX/XX17. The next due date is 9XX/XX17. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.625%. Borrower xx filed xx bankruptcy Case#1xxnXX/XX/XX15 and the plan was confirmed on XX/XX/XX17.
No evidence of post closing Foreclosure found in available servicing comment.
No evidence of damage or repair found on subject property. It seems property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx filed xx bankruptcy xx onXX/XX/XX15 and the plan was confirmed on XX/XX/XX17. Debtor will pay to the xx the sum of xxx0 every month for 60 month. Motion for relief from automatic stay was filed on XX/XX/XX.
As per POC filed on 1XXX/XX15 shows POC amount xx and arrearage in the amount of xx.	Not Applicable	Good Faith Estimate Servicing comment document	Field: Loan Documentation Type Loan Value: Full Documentation Tape Value: Alternative |---| |----| Comment: Loan documentation type is Fill documentation however tape data shows alternative. Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: Original slandered LTV is xx% however tape data shows xx%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111223344441   Tape Value: 234444321111110000000000   Variance:    Variance %:    Comment: Payment history string is 111223344441 however tape data shows 234444321111110000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 144443322111   Tape Value: 00000000011111123443432   Variance:    Variance %:    Comment: Payment history string reversed is 144443322111 however tape data shows 00000000011111123443432.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of refinance per application is cash-out however tape data shows lower rate or term.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: No discrepancies, Loan is refinance Tape Source: Initial Tape Type:	B	* Servicing comments document is missing. (Lvl 3) "Available servicing comments from XXX/XX16 till 9XX/XX17. Latest 24 months comment is required. Missing comment history from XX/XX/XX15 to XX/XX/XX16."	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by borrower."
* Homeownership Counselling Disclosure is missing. (Lvl 2)     "Homeownership Counseling disclosure missing in loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrowers."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52070790	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$394.74	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	11.690%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was record dated on xx was with xx.
The chain of the assignment is complete as currently, the mortgage is with xx.
No active judgments or liens found pending.
2017 County annual tax is due in the amount of xx recorded on XX/XX/XX17.
2016 County annual tax was paid in the amount of xx recorded on XX/XX/XX16.
2017 City 1st installment tax was paid in the amount of xxrecorded on XX/XX/XX17.
2017 County 2d installment tax is due in the amount of xx recorded on XX/XX/XX17.
No prior years delinquent taxes found.
As per review of payment history dated on 9XX/XX17 the borrower is not making payment regularly. The loan is delinquent for more than 120 days and payment next due for date XX/XX/XX17. The last payment was received on XX/XX/XX17 for the due date XX/XX/XX17 in the amount of xx. The current unpaid principal balance is in the amount of xx.	Collections Comments:As per servicing comments, Loan curretly is in active bankruptcy.
Bankruptcy was filed by borrower under xx woth xx and plan was confirmed on XX/XX/XX17. Bankruptcy POC was filed on XXX/XX17 in the amount of xx and arrearage in the amount of  xx. Debtoer shall pay to trustee in the amount of xx for the applicable commitment period of a minimum of 36 months.
As per review of payment history dated on XX/XX/XX17 the borrower is not making payment regularly. The loan is delinquent for more than 120 days and payment next due for date XX/XX/XX17. The last  payment was received on XX/XX/XX17 for the due date XX/XX/XX17 in the amount of xx. The current unpaid principal balance is in the amount of xx.
As per servicing comments, No damages or repairs are found for the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Bankruptcy was filed by borrower under xx woth xx and plan was confirmed on XX/XX/XX17. Bankruptcy POC was filed on XXX/XX17 in the amount of xx and arrearage in the amount of xx. Debtoer shall pay to trustee in the amount of xx for the applicable commitment period of a minimum of 36 months.	Not Applicable	Credit Application	Field: Amortized Term (Calculated) Loan Value: 241 Tape Value: 300 |---| -59 |----| -0.20% Comment: As per loan data Amortized term is 241, However tape data reflects 300&#xxD; Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value:  xx   Tape Value: xx  Variance:    Variance %:    Comment: As per loan data borrower last name is XXX, However tape data reflects xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per loan data deferred balance amount is Not applicable, However tape data reflects xx&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:xx   Tape Value: xx   Variance: 6 (Days)   Variance %:    Comment: As per loan data First payment date wasXX/XX/XX05, However tape data reflects 7XX/XX05   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 89%   Tape Value: 89%   Variance:    Variance %: 0.00%   Comment: As per loan data original standard LTV is xx%, However tape data reflects 89.360%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx3   Variance %: 0.05%   Comment: As per loan data original P&I is xx, However tape data reflects xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 12344443321   Tape Value: 544433322110000000000422   Variance:    Variance %:    Comment: As per payment history Payment history string is 12344443321, However tape data reflects 54443332210000000000422&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 12334444321   Tape Value: 24000000000011223334445   Variance:    Variance %:    Comment: As per payment history Payment history reverse string is 12334444321, However tape data reflects 24000000000011223334445   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per loan data sales price is not applicable, However tape data reflects xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value:xx Variance: 7 (Days) Variance %: Comment: As per loan data stated maturity date is XX/XX/XX30, However tape data reflects 6XX/XX30 Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per bankruptcy voluntary petition loan has been determined to have an unsecured debt in the amount of xx."	* TIL not hand dated (Lvl 2) "TIL is not hand dated by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test
This loan failed the TILA APR test"
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by borrower."
* Application Missing (Lvl 2)     "Final application is missing from the file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the TILA APR test
																																																																																								The annual percentage rate (APR) is 11.690%. The disclosed APR of 11.050% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85671873	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$10.05	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	13.340%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.386%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$59,066.87	Not Applicable	5.250%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was originated with xx in the amount of xx on xx.
The chain of assignment is incomplete, currently the assignment with"xx“ recorded on xx It should be "xx".
No active Judgments or Liens open found pending
One senior mortgage open found with xx. on the subject property in the amount of xx recorded onXX/XX/XX96.
There are two other junior mortgages open on the subject property.
First one is with xx. on the subject property in the amount of xx recorded on 6XX/XX99.
Second one is with xx. on the subject property in the amount of xx recorded onXX/XX/XX05.
2016 combined annual taxes were paid off  in the amount of xxon XXX/XX17.
 No prior years delinquent taxes are found.
Estimated taxes for year 2018 would be due in the cumulative amount of xx	As of 9XX/XX16 shows the payments are from 6XX/XX17 to till date (more than 120+ days). The last payment received onXX/XX/XX17 which was applied for the due date 5XX/XX17 in the amount of xx . The next due for 6XX/XX17. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is currently in active bankruptcy and next due for 6XX/XX17.
As of 9XX/XX16 shows the payments are from 6XX/XX17 to till date (more than 120+ days).  The last payment received onXX/XX/XX17 which was applied for the due date 5XX/XX17 in the amount of xx . The next due for 6XX/XX17. The current unpaid principal balance is in the amount of xx.
There is no active foreclosure found in the collection.
Borrower filed Bankruptcy under the xx xx on 5XX/XX12 and plan was confirmed onXX/XX/XX12.
As per xx plan the debtor shall pay to the trustee the sum of xx biweekly for 60 months.
As per POC filed datedXX/XX/XX12 shows the amount of claim is xx and arrearage is xx.
As per collection comments the subject property is occupied by owner with good condition.
There is no comment found regarding damage and repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed Bankruptcy under the xx xx on 5XX/XX12 and plan was confirmed onXX/XX/XX12.
As per xx plan the debtor shall pay to the trustee the sum of xx bi-weekly for 60 months.
As per POC filed datedXX/XX/XX12 shows the amount of claim is xx and arrearage is xx.
The loan modification agreement was made between xx and xx on xx. The first modified payment still due for the date XXX/XX11 and the new maturity date will be XXX/XX27. The new Modified Unpaid Principal Balance is xx. There is provision of Balloon and the Balloon amount is xx which dues on xx i.e., maturity date.	Field: Amortized Term (Calculated) Loan Value: 360 Tape Value: 352 |---| 8 |----| 0.02% Comment: As per Note Amortized Term is 360, however tape reflects as 352. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX11   Tape Value: XXX/XX11   Variance: 27 (Days)   Variance %:    Comment: As per loan data Doc Date of Last Mod isXX/XX/XX11, however tape reflects as XXX/XX11.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321233332322   Tape Value: 222212111113333333444443   Variance:    Variance %:    Comment: As per loan data Payment History String is 233332322222,however tape reflects as 222212111113333333444443.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 223233332123 Tape Value: 44444333333311111212222 Variance: Variance %: Comment: As per loan data Payment History String Reversed is 222223233332, however tape reflects as 44444333333311111212222. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage lien position went on second lien position. As there is one senior mortgage open found on the subject property in the amount of xx with xx originated on xx and recorded on xx."
* Title Review shows major title concern (Lvl 3)     "Updated Title report datedXX/XX/XX17 shows there is one senior mortgage open found on the subject property in the amount of xx with xx originated onXX/XX/XX96 and recorded onXX/XX/XX96.
Final Hud-X/ settlement statement shows above said mortgage payoff in the amount of xx.
Final title policy at origination does not shows any exception for the senior mortgage, it shows clear. Possible claim can be filed."	* TIL not hand dated (Lvl 2) "Final TIL is not Hand Dated by Borrower."
* Title Review shows break in assignment  (Lvl 2)     "Updated Title report datedXX/XX/XX17 shows break in assignment. The Current Assignee of the Mortgage is "xx" instead of "xx""
* ROR not hand dated by borrower(s) (Lvl 2)     "Final ROR is not Hand Dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the prepayment penalty term test.
The loan charges a prepayment penalty with a term exceeding 3 years"
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to TILA finance charge test failed and Foreclosure Rescission Finance Charge Test and prepayment penalty term test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26401548	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,005.73	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.850%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.115%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX17 shows that the subject mortgage was originated on XX/XX/XX00 with xx and was recorded on 1XXX/XX00 in the amount of xx.
The chain of assignment of mortgage is unavailable in the title report.

The following Liens/ Judgments are active on the title:
1. There is a civil judgment found in the title report in the amount of amount of xx in favor of xx and was recorded onXX/XX/XX09.
2. There is a civil judgment found in the title report in the amount of amount of xxin favor of xx was recorded onXX/XX/XX13.
3. There is a civil judgment found in the title report in the amount of amount of xxin favor of xx was recorded onXX/XX/XX15.
4. There are 2 civil judgments found in the title report in the cumulative amount of amount of xxin favor of xx and were recorded onXX/XX/XX14 &XX/XX/XX14 respectively.

Annual city property taxes for the year 2017 was paid on 9XX/XX17 in the amount of xx. 2017 year annual county taxes of xx are due forXX/XX/XX18. There are no prior years delinquent taxes found in the title report.	Review of the payment history provided by xx for the period XX/XX/XX01 till 9XX/XX17 shows that borrower is +60 days delinquent. The last payment was received in the amount of xx onXX/XX/XX17 for the due date of 5XX/XX17 and the next due date is 6XX/XX17. Current UPB reflects in the provided payment history is in the amount of xx and the borrower is currently making payments according to the original Note terms.	Collections Comments:Available servicing comments from XXX/XX08 to 9XX/XX17 states that the loan is in active bankruptcy and payments are +60 days delinquent. Borrower's ability seems to be fair as the last payment was received onXX/XX/XX17, but it could get better if an affordable restructure plan is put in place. Borrower wants to keep the property and willing to do some workout plan like modification to make the loan current. Borrower contact is established. Also as per the collection comment dated XX/XX/XX17, this property is located in a disaster area designated by FEMA. Tennessee Severe Winter Storm (DR-4320) was declared on June 23, 2017.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed Bankruptcy under xxwith the xx on xx and the plan was confirmed on xx. Debtor will pay to the U.S. Trustee the sum of xx every month for 60 months. Motion for relief from automatic stay was filed on XX/XX/XX14.	Not Applicable	Mortgage Insurance	Field: Borrower #2 First Name Loan Value: Not Applicable Tape Value: xx|---| |----| Comment: No co-borrower in original Note. Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: Not Applicable   Tape Value:  XXX   Variance:    Variance %:    Comment: No co-borrower in original Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213333333332   Tape Value: 222222233333334454444445   Variance:    Variance %:    Comment: The payment string is updated as per the payment history provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 233333333312 Tape Value: 44444454433333332222222 Variance: Variance %: Comment: The payment string is updated as per the payment history provided. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is failed as the loan exceeds the HOEPA points and fees threshold for primary residences; failed for interest rate test and brokerage/finder fee test."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by borrower."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment of mortgage is not available from the title report."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by borrower."
* XXX State Regulations Test Failed (Lvl 2)     "1. This loan failed the predatory lending guidance test due to one or more of the following findings:

The loan failed the allowable points and fees test.
The loan exceeds the HOEPA APR threshold for primary residences.
The loan exceeds the HOEPA points and fees threshold for primary residences.

2. This loan failed the points and fees test. (Fannie Mae Lender Letter Ann. 06-04)

																																																																																								The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xx* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file as the LTV of the subject loan is exceeded 80.000%.."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57538213	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,353.49	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	46.536%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX17 shows the subject mortgage was dated xx with xx.
The chain of the assignment is complete currently the mortgage with xx. datedXX/XX/XX17.
An active judgment or liens found pending.
1) There is an active civil judgment against xx, in the favor of xx, recorded on 5XX/XX11.
2016 Combined annual taxes are paid in the amount xx. No prior year delinquent taxes are found. 2017 estimated taxes are due.
Review of payment history shows borrower is delinquent for more than 120+ days and next due for 7XX/XX14. The last payment was received onXX/XX/XX17 in the amount xx for due date 6XX/XX14. The UPB is reflected in the amount xx till due date 6XX/XX14.
Collections Comments:As per servicing comments shows that loan is in active bankruptcy and next due for 7XX/XX14. Borrower filed bankruptcy under xx xx on XX/XX/XX13 and plan was confirmed on XXX/XX14. The motion for relief from stay was filed onXX/XX/XX15. As per Amended plan dated XX/XX/XX13, The Debtor shall pay xx for 2 months, then xx per month for the period of 58 months. Notice of mortgage payment change is filed onXX/XX/XX17 and date of payment change is 9XX/XX17 However, new total payment of xx.
The reason for default as per servicing comment is unable to determine. A review of collection comment shows indication of post-closing foreclosure activity.  As per servicing comment shows that foreclosure was initiated and the file was referred to an attorney onXX/XX/XX12 and foreclosure complaint was filed on 6XX/XX12 with the plaintiff name is xxx. However, foreclosure was put on hold because the borrower was filed bankruptcy under xx xx onxx and plan was confirmed on xx.
Payment history shows borrower is delinquent for more than 120+ days and next due for 7XX/XX14. The last payment was received onXX/XX/XX17 in the amount xx for due date 6XX/XX14. The UPB is reflected in the amount xx till due date 6XX/XX14.
BPO report dated 5XX/XX17 shows that subject property occupied by the owner and as is sales price is xxroperty condition is average and no damage found.

Foreclosure Comments:As per servicing comment shows that foreclosure was initiated and the file was referred to an attorney on xx and foreclosure complaint was filed on xx with the plaintiff name is xx. However, foreclosure was put on hold because the borrower was filed bankruptcy under xx xx on xx and plan was confirmed on xx.
Bankruptcy Comments:Borrower filed bankruptcy under xx xx on XX/XX/XX13 and plan was confirmed on XXX/XX14. The motion for relief from stay was filed onXX/XX/XX15. As per Amended plan dated XX/XX/XX13, The Debtor shall pay xx for 2 months, then xx per month for the period of 58 months.
Not Applicable	Mortgage Insurance	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per foreclosure currently in foreclosure is YES. However tape data shows as NO. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: As per appraisal original appraised value is xx. However tape data shows as xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -5.61%   Comment: As per appraisal original standard LTV is xx. However tape data shows as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history string is 444444444444. However tape data shows as 999999999999999999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999999999999999999   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444. However tape data shows as 999999999999999999999999999   Tape Source: Initial   Tape Type:
																																																																																				Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal subject property type is PUD. However tape data shows as single family.&#xxD; Tape Source: Initial Tape Type:	B			* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower." * MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98246279	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,123.69	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.011%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$57,899.95	Not Applicable	4.380%	xx	XX/XX/XX15	Financial Hardship	As per the review of XXX Report datedXX/XX/XX17, the subject mortgage was originated on xx in the amount of xx in favor of xx. The chain of the assignment is complete, the current assignee is the xx and it was recorded on xx. On junior mortgage open in the amount of xx in favor of xx and it was recorded on xx. No active judgments or liens are found. 2016 annual county taxes were paid off in the amount of xx on XX/XX/XX16. 2016 annual city taxes were paid off in the amount of xx on XX/XX/XX16. No prior year delinquent taxes are found.	As payment history 9XX/XX17 shows, the borrower has been delinquent for 120+ days and he is not making his monthly payment regularly. The last payment was received in the amount of xx onXX/XX/XX17 for the due date of XXX/XX17 & the next due date is 4XX/XX17. The UPB is xx and the stated interest is 4.240%.

Collections Comments:The loan is currently in active bankruptcy and is due for the next date 4XX/XX17. The payment history 9XX/XX17 shows the borrower is delinquent for 120+ days and he is not on his regular monthly payments. The last payment was received in the amount of xx onXX/XX/XX17 for the due date of XXX/XX17 & the next due date is 4XX/XX17. The UPB is xx and the stated interest is 4.240% As per collection comments the foreclosure was initiated in the loan files by filing complaint by attorney. The foreclosure referral was filed on 9XX/XX16. Currently the foreclosure referred to attorney. The foreclosure was put on hold due to filing bankruptcy by borrower onXX/XX/XX16. The borrower had filed the bankruptcy on xx with case#xx under the xx and the plan was confirmed on XX/XX/XX16. As per the xx plan the debtor will pay xx semi-monthly to the trustee for 36 months. POC filed onXX/XX/XX17 shows amount of secured claim which is xx and arrearage is xx. As per servicing comment the subject property is occupied by owner with good condition and well maintained. There is no comment found regarding the damage damages and repairs.
Foreclosure Comments:As per collection comments the foreclosure was initiated in the loan files by filing complaint by attorney. The foreclosure referral was filed on 9XX/XX16. Currently the foreclosure is referred to attorney. The foreclosure was put on hold due to filing bankruptcy by borrower onXX/XX/XX16. No further detail available.
Bankruptcy Comments:The borrower had filed bankruptcy onXX/XX/XX16 with case#xx under the xx and the plan was confirmed on XX/XX/XX16. As per the xx plan the debtor will pay xx semi-monthly to the trustee for 36 months. As per POC onXX/XX/XX17 shows amount of secured claim is xx and arrearage is xx.	Loan modification agreement was made on 7XX/XX15. The new modified rate stated in MOD is 4.380 % and borrower had given promises to pay P&I in the amount of xx which was beginning on 7XX/XX15 . The new principal balance stated xx. The maturity date is 1XXX/XX35.	Document Showing a Index Numerical Value	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The loan is currently in foreclosure but tape shows No. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The deferred balance amount is not applicable but tape shows xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX15   Tape Value: 6XX/XX15   Variance: -23 (Days)   Variance %:    Comment: Doc Date of Last Modification is 7XX/XX15.However the tape data shows 6XX/XX15.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan Amortization Type is Fixed. However the tape data shows ARM.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.375%   Tape Value: 7.380%   Variance:    Variance %: -0.01%   Comment: Original Stated Rate is 7.37500%.However the tape data shows 7.380%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 554436543210000000000000   Variance:    Variance %:    Comment: Payment History String is 444444444344. However the tape data shows 55443654321000000000000.&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444412344 Tape Value: 00000000000012345635455 Variance: Variance %: Comment: Payment History String Reversed is 443444444444. However the tape data shows 00000000000012345635455. Tape Source: Initial Tape Type:	B		* Title issue (Lvl 3) "The successor's and assignee's clause is missing in the short form title policy."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "The operative index value is unable to confirm from the lender's provided documents."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68775829	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$4,655.13	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.490%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$167,507.60	$73,578.06	8.000%	xx	XX/XX/XX14	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XX03 in the favor of xx which was recorded on xx.
Chain of the assignment is not complete. Latest assignment as per updated title report is from xx that was recorded on xx. The assignment is missing to xx.
There are two state tax liens against xx in the favor of xx in the total amount of xx.
There are two IRS liens against xx in the favor of xx in the total amount of xx.

There are two civil judgments against the borrower.  First is in the amount of xx which was recorded onXX/XX/XX09 in the favor of xx.  Second is in the amount of xx in the favor of xx which was recorded on xx.

2017 annual county taxes are due in the amount of xx on XX/XX/XX17 and 2017 annual city taxes are due in the amount of xx on XX/XX/XX17. 2017 annual school taxes are due in the amount of xx on XX/XX/XX17. No prior delinquent taxes are found.
As per review of the payment history as of 9XX/XX17, the borrower is current with loan and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in the active bankruptcy and is due for XX/XX/XX17. The borrower is current with the loan. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history in the amount of xx. Borrower is making payment as per modification term.
No foreclosure activity was found in the loan file.
The loan has been modified twice since the origination. The loan has been modified on XX/XX/XX15. As per the modified term, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate  8.00% beginning from XX/XX/XX14 with a maturity date xx.
Borrower had filed bankruptcy under xx with xx on xx and the plan was confirmed on xx.
As per amended xx plan, the debtor shall pay to the trustee in the amount of xx monthly for 60 months period.
The joint debtor was dismissed on XX/XX/XX14. As per comment dated XX/XX/XX16, bankruptcy is still active and debtor is current on the trustee payments. Bankruptcy should still remain active. Only co-debtor has been dismissed.
Current occupancy and condition are not provided in the collection comment. As per latest servicing comment, no damage pertaining to the subject property was observed and no recent BPO is available in the loan file to confirm the current occupancy, condition, damage, and repairs on the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under xx with case xx on XX/XX/XX14 and the plan was confirmed on XX/XX/XX15.
As per amended xx plan, the debtor shall pay to the trustee in the amount of xx monthly for 60 months period.
The joint debtor was dismissed on XX/XX/XX14. As per comment dated XX/XX/XX16, bankruptcy is still active and debtor is current on the trustee payments. Bankruptcy should still remain active. Only co-debtor has been dismissed.
The proof of claim was filed on XX/XX/XX14 in the amount of xx and amount of arrearage is xx. Thereafter, amended POC was filed on XX/XX/XX15 in the amount of xx and amount of arrearage is xx.

This modification agreement was made between Lender xx. with xx on xx. As per the modified term, the new principal balance is xx.
The interest-bearing amount is xx and the deferred balance isxx.
Borrower promises to pay xx monthly with a modified interest rate  8.00% beginning from XX/XX/XX14 with a maturity date XX/XX/XX33.

Final Truth in Lending Discl. Right of Rescission Origination Appraisal HUD-1 Closing Statement Credit Application Title Evidence	Field: Borrower Last Name Loan Value:xx Tape Value:xx |---| |----| Comment: No Discrepancy. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: As per modification agreement, deferred balance is xx, however, tape reflecting it as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX03   Tape Value: 6XX/XX03   Variance: 5 (Days)   Variance %:    Comment: As per note first payment date isXX/XX/XX03, however, tape reflecting it as 6XX/XX03.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: Final application is missing in the loan file. Hence, the documentation type is No documentation. However, tape reflects as full documentation.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX19   Variance:    Variance %:    Comment: As per modification agreement, the loan was not modified in steps so mod step 1 date is not applicable however tape reflecting it as 1XXX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Not Applicable   Tape Value: 9.2%   Variance:    Variance %:    Comment: As per modification agreement, as loan was not modified in steps so mod step 1 rate is not applicable however tape is reflecting it as 9.240%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: &#xxD; As per valuation documentation available in the loan file, appraisal value is xxX, however, tape reflecting it as xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -6.48%   Comment: As Appraisal is missing so LTV is xx , however, tape is reflecting it as 106.4%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.03%   Comment: As per note stated original P&I is 1,653.72, however, tape reflecting it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.490%   Tape Value: 9.240%   Variance:    Variance %: 0.25%   Comment: As per note stated original rate is 9.49%, however, tape reflecting it as 9.24%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001234410010   Tape Value: 321000000000000000000000   Variance:    Variance %:    Comment: As per review of payment, history string is 00123442001m, however, tape reflecting it as 3210000000000000000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010014432100   Tape Value: 00000000000000000002123   Variance:    Variance %:    Comment: As per review of payment history reversed string is m10024432100 however tape reflecting it as 00000000000000000002123.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value: 5XX/XX33 Variance: 4 (Days) Variance %: Comment: As per note stated maturity date isXX/XX/XX33 however tape reflecting it as 5XX/XX33. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Title Rvw shows prop. owner of record is not borr. (Lvl 3) "As per the warranty deed dated xx and recorded mortgage, the subject property was vested in the name of xx However, updated title report dated XX/XX/XX17 shows property ownership in the name of xx No evidence or transfer deed was found stating that property has to be transferred to xx only."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 alongwith Estimated HUD-1 and Itemization is missing in the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per XXX report dated XX/XX/XX17, there are two IRS liens against the borrower xx in the favor of xx in the total amount of xx* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing in the loan file."
* State Tax Judgment (Lvl 2)     "As per XXX report dated XX/XX/XX17, there are two state tax liens against the borrower xx in the favor of xx in the total amount of xx."
* Title shows an assignment chain break (Lvl 2)     "As per XXX report dated XX/XX/XX17, chain of the assignment is not complete. Latest assignment as per updated title report is from xx Participation Trust that was recorded on XX/XX/XX14. The assignment is missing to xx."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49754170	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,503.96	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.390%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$199,500.00	Not Applicable	2.480%	xx	XX/XX/XX14	Financial Hardship	As per XXX report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XX05 and recorded on XX/XX/XX05 in the favor of xx in the amount of xx.
There are no assignments found. The chain of the assignment is incomplete. Missing assignment to xx.
There is one junior judgment against the borrower in the favor of xx which was recorded on XX/XX/XX14 in the amount of xx.
The combined taxes for the year 2016, 1st and 2nd installments are paid in the amount of xx each.
No prior years delinquent taxes found.
As per the review of payment history, the borrower is currently delinquent from 7 months and next due is for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB is stated in the payment history, in the amount of xx.The Current P&I is xx and PITI is xx.	Collections Comments:The review of the servicing comments shows that the loan is in active bankruptcy and is next due for XX/XX/XX17 payment. The last payment was received on XX/XX/XX17, the P&I is xx and PITI is xx with interest rate 4.9%, which was applied on XX/XX/XX17. The new UPB is reflected in the amount of xx.
Reason for default is a curtailment of income.
The borrower had filed bankruptcy under xx xx on XX/XX/XX14. The plan was confirmed on XX/XX/XX15.
Under xx plan, the debtor shall pay to the trustee xx per month for 11 months total in the amount of xx. xx  per month for 49 months total in the amount of xx.
The borrower making payment as per the modification agreement made on XX/XX/XX14.
As per the modified terms, the Unpaid principal Balance is xx with interest rate 2.480% which steps up in 4 steps ending at 4.510%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX14. The maturity date is XX/XX/XX33.
However, there is principal reduction alternative. The total balance of the loan is in the amount of xx.The amount of xx of the total balance of the loan is eligible for forgiveness.
No foreclosure activity was found in the collection comments.
No recent comment regarding the occupancy of the subject property, damage or repair was found in the collection comments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under xx xx on xx. The plan was confirmed on xx.
Under xx plan, the debtor shall pay to the trustee xx per month for 11 months total in the amount of xx. xx  per month for 49 months total in the amount of xx.

This Step modification agreement was signed between the borrower xx the lender xx dated on XX/XX/XX14.
The New principal Balance is xx with interest rate of 2.480% which Increase 1% with every step change and ending at 4.510%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX14. The maturity is dated on XX/XX/XX33.
The total balance of the loan is in the amount of xx.The amount of xx of the total balance of the loan is forgiven.	Credit Application	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: As per Modification agreement, deferred balance amount is xxowever, tapa data reflects it as xx.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX14   Tape Value: XXX/XX14   Variance: 5 (Days)   Variance %:    Comment: As per modification, Doc. date is XX/XX/XX14. However, tape data reflects XX/XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX05   Tape Value: 1XXX/XX05   Variance: 3 (Days)   Variance %:    Comment: As per Note first payment date isXX/XX/XX05. However, tape data reflects XX/XX/XX05.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX14   Tape Value: XXX/XX19   Variance: 1826 (Days)   Variance %:    Comment: As per Modification step 1 date is XX/XX/XX14. However, tape data reflects XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.5%   Tape Value: 3.5%   Variance:    Variance %: -1.00%   Comment: As per Modification step 1 rate is 2.480%. However, tape data reflects 3.480%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX19   Tape Value: XXX/XX20   Variance: 365 (Days)   Variance %:    Comment: &#xxD; As per Modification step 2 date is XX/XX/XX19. However, tape data reflects XX/XX/XX20.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.5%   Tape Value: 4.5%   Variance:    Variance %: -1.00%   Comment: As per Modification step 2 rate is 3.480%. However, tape data reflects 4.480%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX20   Tape Value: XXX/XX21   Variance: 366 (Days)   Variance %:    Comment: As per Modification step 3date is XX/XX/XX20. However, tape data reflects XX/XX/XX21.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.5%   Tape Value: 4.5%   Variance:    Variance %: -0.03%   Comment: As per Modification step 3 rate is 4.480%. However, tape data reflects 4.510%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 105%   Tape Value: 105%   Variance:    Variance %: 0.00%   Comment: As per Appraisal report original standard, LTV is 105.030. However, tape data reflects 105.030.%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210334   Tape Value: 432233300000004444444444   Variance:    Variance %:    Comment: As per payment history, string is 444443210334. However, tape data reflects 4300330000444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 433012344444   Tape Value: 44444444400000003333234   Variance:    Variance %:    Comment: As per payment history string reversed is 433012344444. However, tape data reflects 444444000000033333234.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The Final application is missing from the loan file. However, tape data reflects the purpose of refinance is Cash out-other. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX33 Tape Value: 9XX/XX33 Variance: -28 (Days) Variance %: Comment: As per modification maturity date isXX/XX/XX33. However, tape data reflects 9XX/XX33. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification agreement made on XX/XX/XX14, the total balance of the loan is in the amount of xx. However, there is principal reduction alternative.The amount of xx of the total balance of the loan is eligible for forgiveness and the remaining new principal balance is xx."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Title shows an assignment chain break (Lvl 2)     "There are no assignments found. The chain of the assignment is incomplete. Missing assignment to DLJ, Mortgage Capital."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.  :Loan amount  xx Comparison data xx Variance -xx
The finance charge is xxhe disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test: Loan amount  xx Comparison data xx Variance -xx
 The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

This loan failed the TILA APR test: Loan amount  8.467% Comparison data 9.963% Variance -1.496%
The annual percentage rate (APR) is 9.963%. The disclosed APR of 8.467% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* LTV or CLTV exceeds 104% (Lvl 2)     "As per Appraisal report, the original appraised value is xx,000 and the loan amount is xx, therefore, LTV shows 105.032%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA for TILA finance charge test, TILA foreclosure rescission finance charge test and TILA APR test.
This loan failed State Regulation for the late fees test."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
																																																																																								* Not all borrowers signed TIL (Lvl 2) "Final TIL is not signed by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29735803	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$9,031.98	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of updated title reportXX/XX/XX17, subject mortgage originated on xx and recorded on xx with lender xx As Nominee For xx.
The chain of assignment is complete. Current assignment is from The xx.
There are Civil Judgments found against the borrower xx:
1. Civil judgment in favor of xx in the total amount xx recorded on 6XX/XX13 and 9XX/XX15.
2. Civil judgment in favor of xx for an amount xx recorded on XXX/XX14.
2017 3rd installment tax are paid in the amount xx. 4th installment tax is due in the amount xx. No prior delinquent tax.
As per the review of payment history, the borrower is currently delinquent for more than 120 days and next due is for xx. The last payment was received on xx in the amount of xx which was applied to 8XX/XX11. The current UPB is xx.	Collections Comments:Loan is currently active in bankruptcy and next due for xx. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 8XX/XX11. Current UPB as per payment history is xx.
The reason for default is death in borrower’s family.
Foreclosure is initiated and loan was referred to attorney on XXX/XX12 and complaint was filed on xx. Lis-Pendens notice was filed by xx. with Case Number xx. The sale was published on xx for sheriff sale. However, foreclosure was put on hold due to bankruptcy filing on XXX/XX17.
Borrower filed bankruptcy xx xx dated xx. The plan was confirmed on XX/XX/XX17; under xx debtors shall pay to the trustee in the amount of xx for 36 months. There is no evidence of cram was found. The borrower is currently delinquent for more than 71 months.
As per comment history dated XX/XX/XX13, the bottom half of garage door is damaged. No further information on amount of damage and or repairs completed was found in the collection comments. No comment indicating claim for damage is found.
As per property inspection report datedXX/XX/XX17, exterior condition are inspected and the subject property is in good condition with no damages reported. Property occupied by unknown party.

Foreclosure Comments:As per review of foreclosure document, the foreclosure complaint was filed on 5XX/XX13 , the sale was published on XX/XX/XX16 for sheriff sale. The foreclosure process currently put on hold due to bankruptcy filing on XXX/XX17.
Bankruptcy Comments:The property is currently in bankruptcy, filed bankruptcy xx Case #xx dated XXX/XX17. The plan was confirmed on xx, under xx debtor shall pay to the trustee in the amount of xx for 36 months.	Not Applicable	Mortgage Insurance Origination Appraisal	Field: Mod Step Indicator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies Tape Source: Initial Tape Type:
Field: Original Stated P&I   Loan Value: xxX   Tape Value: xx   Variance: xxx3   Variance %: -0.00%   Comment: Original stated P&I as per note is xxX however the tap shows that it is xxXvvv.12.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999XXXXXXXXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history the string is 444444444444 however the tap shows that it is 999999999xxxxxxxxxxxxxxxxxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: XXXXXXXXXXXXXXXxx9999999 Variance: Variance %: Comment: As per payment history the reversed string is 444444444444 however the tap shows that it is xxxxxxxxxxxxxxxxxxx99999999 Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on mortgage, title policy & assignments is concise as compared to the legal description mentioned on Deed. The lot and block number are same on both the deed and the mortgage however, minutes and degrees description mentioned on the deed is missing from the legal description of the mortgage, title policy & assignments."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing in the loan file."
* Property Damage (Lvl 2)     "As per comment history dated XX/XX/XX13, the bottom half of garage door is damaged. No further information on amount of damage and or repairs completed was found in the collection comments. No comment indicating claim for damage is found.
As per property inspection report datedXX/XX/XX17, exterior condition are inspected and the subject property is in good condition with no damages reported. Property occupied by unknown party."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62148469	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,657.68	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	46.918%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$264,081.99	Not Applicable	3.750%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report datedXX/XX/XX17 shows that the subject mortgage originated on xx with lender and was recorded on xx . Annual county property taxes for the year 2016 was paid on 8XX/XX17 in the amount of xx. No prior years delinquent taxes found. The following liens and judgments are active on the title:
1)Civil Judgment against borrower in the amount of xx in fever of xx
2)Civil judgment against Borrower in the amount of xx in fever of xx.	As of 9XX/XX17, Review of payment history shows borrower is not making regular payments and next due date is 1XXX/XX16. The last payment is done by borrower onXX/XX/XX17 in the amount of xx. The UPB is reflected in the amount of xx.

Collections Comments:As per collection comments the borrower is making not regular payments and he is more than 120 days delinquents. Next due date is 1XXX/XX16. The last payment is done by borrower onXX/XX/XX17 in the amount of xx.The UPB is reflected in the amount of xx.
As per PACER, The borrower filed the bankruptcy under xx with xxx on 1XXX/XX13.
There is no post closing foreclosure activity found in the available collection comments and loan file.
No evidence of damage and repairs found in the collection comments. The property is owner occupied.
The taxes for the year 2017 are paid in the amount of xx. There are no prior years deleinquent taxes found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER, The borrower filed the bk under xx with xx on xx .The Bankruptcy current status is Plan is confirmed xx.The bankruptcy poc date is XXX/XX14 and poc amount xx. As per plan the debtor will pay xx for 60 months to the trustees.
The modification agreement is made between xx borrowers and xx on 7XX/XX11.
The new principle balance is xx with interest rate 3.750% and borrower promises to pay P&I xx.The new maturity date is 1XXX/XX37.

Field: Age of Loan Loan Value: 106 Tape Value: 63 |---| 43 |----| 0.68% Comment: age of loan is 106 however tape data shows 63. Tape Source: Initial Tape Type:
Field:  XXX   Loan Value: Other   Tape Value: UGI   Variance:    Variance %:    Comment:  XXX is not applicable however tape data shows UGI.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Mod step indicator is Yes however tape data shows No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment history string is 444444443214 however tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment History string is 412344444444 however tape data shows different.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: purpose of refinance is debt consolidation however tape data shows Cash out-other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: xx   Tape Value: xx   Variance: 123 (Days)   Variance %:    Comment: Maturity date is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 250   Tape Value: 254   Variance: -4   Variance %: -0.02%   Comment: Stated remaining term 250 however tape data shows 254.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 356 Tape Value: 317 Variance: 39 Variance %: 0.12% Comment: Total term is 356 however tape data shows 317. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per the updated title dated XX/XX/XX17, prior mortgage is active in the amount of xx with xxInc recorded onXX/XX/XX92.
Hence, the subject mortgage is in second lien position."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage was originated on XX/XX/XX07 with xx as nominee for xx recorded on XX/XX/XX07. However, as per the updated title dated XX/XX/XX17, prior mortgage is active in the amount of xx with xx recorded onXX/XX/XX92. No release document was found in the loan file stating the mortgage has been released.
However, the HUD-X/Settlement statement shows payoff to xx" in the amount of xx. Also, Scheduled B of final title policy does not reflect any exception for prior mortgage or liens.
																																																																																							The subject mortgage is not at risk by the prior unreleased lien. Possible title claim can be filed."	* ROR not hand dated by borrower(s) (Lvl 2) "The ROR document is not hand dated by the Borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57118871	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,015.66	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	3.375%	xx	xx	xx	xx	xxX	FHA	ARM	Not Applicable	Purchase	xx	xx	Alternative	No	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.454%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the updated title report dated 9XX/XX17 the subject mortgage was originated on xx with xx as nominee for xx. and was recorded on xx.
The chain of the assignment is complete. Currently, the assignment of mortgage is with xx and recorded on xx.
There is active state tax lien/warrant against the borrower which was recorded onXX/XX/XX17 in favor of State of xx.
County Taxes for the year 2016, were paid in 2 installments in the total amount of xx and no prior years delinquent taxes found.
As per the review of payment history, the borrower is currently delinquent for more than 17 months and next due is for XXX/XX16. The last payment was received is unable to determine. The current UPB is reflected in the amount xxxx in payment history and current P&I is xx with PITI is xx.	Collections Comments:Review of the collection shows the loan is currently in bankruptcy and next due for XXX/XX16. The last payment was received is unable to determine. The current UPB is reflected in the amount xx in payment history and current P&I is xx with PITI is 1,115.27.
As per collection commentsXX/XX/XX17, RFD is unable to determine.
Since origination, there is no of modification the loan.
As per comments,  the foreclosure was initiated and referred to an attorney onXX/XX/XX16. However, borrower filed bankruptcy under xx onXX/XX/XX16 due that the foreclosure went on hold.
Borrower filed bankruptcy under xx case #xx on xx and the plan was confirmed on xx.Under xx Amended plan, the debtor shall pay to the trustee all projected disposable income in the amount of xx for the first 36 months; thereafter increase to xx per month for approximately 60 months, but not to exceed five years. The date of the last filing isXX/XX/XX17.
Prior Bk case #xx had dismissed on xx.
As per collection comment 6XX/XX16, the subject property is unknown occupied and the condition is good with no damages and repairs found.
As per inspection reports dated 4XX/XX16, the subject property is unknown occupied and the condition is good with no damages and repairs found.

Foreclosure Comments:As per comments,  the foreclosure was initiated and referred to an attorney on xx. The first legal action filed on xx. However, borrower filed bankruptcy under xx on xx due that the foreclosure went on hold.
Bankruptcy Comments:Borrower filed bankruptcy under xx case #xx on xx and the plan was confirmed onXX/XX/XX16.Under xx Amended plan, the debtor shall pay to the trustee all projected disposable income in the amount of xx for the first 36 months; thereafter increase to xx per month for approximately 60 months, but not to exceed five years. The date of the last filing isXX/XX/XX17.	Not Applicable	Mortgage Insurance Good Faith Estimate	Field: Max Rate At First Adjustment Loan Value: 5.0% Tape Value: 8.4% |---| |----| -3.38% Comment: Max rate at first adjustment is 5.00%. However, tape data reflects that it is 8.375%. Tape Source: Initial Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 3.8%   Tape Value: 2.0%   Variance:    Variance %: 1.75%   Comment: Min rate at first adjustment is 5.00%. However, tape data reflects 2.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999999999999xxXXXXX   Variance:    Variance %:    Comment: Payment history string is 444444444444. However tape data reflects that it is 999999999999xxXXXX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XXXXxxxx9999999999999999   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444. However, tape data reflects that it is XXXXxxxx9999999.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 Variance: 12 (Days) Variance %: Comment: Referral date as per available document isXX/XX/XX16. However, tape reflects that it isXX/XX/XX16. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xxx.00. Did not see comments indicating a cram down.”"
* Comment history is incomplete (Lvl 3) "Comments are available fromXX/XX/XX16 toXX/XX/XX17. However, we require latest 24 months comments. Comments are missing fromXX/XX/XX15 toXX/XX/XX16."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing in the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm since no supportive docs available in the file that reveal the index value."
																																																																																								* Active State Tax Lien Judgement. (Lvl 2) "As per updated title, there is active state tax lien/warrant against borrower which was recorded onXX/XX/XX17 in favor of xx."	* XXX HOEPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86372776	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$1,483.36	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.880%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Streamline Refinance	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of XXX Report datedXX/XX/XX17, the subject mortgage was originated on xx with xx in the amount of xx.
Chain of the assignment is complete. Latest assignment is from xx and was recorded onXX/XX/XX17.
The subject mortgage is in first lien position. There is one junior mortgage originated on 7XX/XX07 in favor of xx in the amount of xx and was recorded onXX/XX/XX07.
There are two active civil judgments against the borrower xx. First is in with xx in the amount of xx and was recorded onXX/XX/XX14. Second is in favor of xx in the amount of xx and was recorded on 4XX/XX14.
County 1st installment taxes for the year 2017 is paid in the amount of xx and 2nd installment is due until XX/XX/XX17 in the amount of xx.
No prior year delinquent taxes found.
As per review of updated payment history as of 9XX/XX17, the borrower is delinquent with the loan for more than 120 days and next due date isXX/XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx, which was applied toXX/XX/XX17. The current UPB is reflecting in the amount of xxxx.
Collections Comments:The loan is in active bankruptcy and is due forXX/XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx, which was applied toXX/XX/XX17. The current UPB is reflecting in the amount of xx. Servicing comments datedXX/XX/XX17 reflects that the xx has permanently reduced the monthly payment and interest rate for borrower’s benefit fromXX/XX/XX12. Original monthly payment was xx at 10.8800% has been reduced to a monthly payment of 1327.04 at 6.000%.
The loan has never been modified since origination time.
Reason for default is a financial hardship.
As per servicing comments and loan files, no foreclosure activity found for the said borrower.
However, PACER report shows that the borrower filed borrower filed bankruptcy under xx on xx and the plan was confirmed on xx.
Service transferred to xx on XXX/XX17.
As per BPO report dated 8XX/XX17 the subject property is occupied by the owner. No comments pertaining damages were observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER report, the borrower filed bankruptcy under xx with case #xx on XX/XX/XX14.  POC was filed on xx in the amount of xx and the amount of arrearage is in the amount of xx. The Motion for Relief from Stay is filed on xx.
As per xx,  amended and related motion dated xx the borrower has to pay the sum of xx monthly for 25 months then 580 monthly for 35 months.   The plan was confirmed on XX/XX/XX16. As per this plan Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx for 25 months for the total amount of xx. As per notice of mortgage payment change the new total payment is in the amount of xx which is due fromXX/XX/XX17. The date of the last filing is 9XX/XX17.
Not Applicable	Credit Application	Field: Borrower #2 Middle Name Loan Value: H Tape Value: M |---| |----| Comment: As per Note, borrower #2 Middle Name is xx, tape data reflects xx Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has never modified since origination time. Hence, the deferred balance amount is unavailable. However, tape data reflects xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has never modified since origination time. Hence, did a modification change note terms is No. However, tape data reflects Yes. &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value:XX/XX/XX12   Variance:    Variance %:    Comment: The loan has never modified since origination time. Hence, the doc date of last modification is unavailable. However, tape data reflectsXX/XX/XX12. &#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Calculation Type   Loan Value: 3XX/XXx   Tape Value: 3XX/XX5   Variance:    Variance %:    Comment: As per the note the interest calculation type is 3XX/XXx however the tape data reflects the 3XX/XX5.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX39   Variance:    Variance %:    Comment: The loan has never modified since origination time. Hence, the mod maturity date is unavailable. However, tape data reflects XX/XX/XX39. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has never modified since origination time. Hence, the mod step indicator is unavailable. However, tape data reflects No. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 657655XXXXXXXXXXXXXXXXXX   Variance:    Variance %:    Comment: As per the latest payment history the payment history string is 44443214444however, the tape data reflects the 657657XXXX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: XXXXXXXXXXXXXXXXXxxx6756   Variance:    Variance %:    Comment: As per the latest payment history the payment history string reversed is 444432144444 however, the tape data reflects the XXXXXXxxx6576.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 240   Tape Value: 275   Variance: -35   Variance %: -0.13%   Comment: As per the note the stated maturity term is 240 however, the tape data reflects the 275.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 360 Tape Value: 395 Variance: -35 Variance %: -0.09% Comment: No discrepancy. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 tillXX/XX/XX17. However, we require latest 24 months of comment history. Comment history is missing fromXX/XX/XX15 till 1XXX/XX16."	* Application Missing (Lvl 2) "Final application is missing in the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject mortgage was originated on XX/XX/XX06 with XXXfinancial Inc. and the borrowers xx and xx, however, the updated title report datedXX/XX/XX17 shows the property is vested only in the name of xx."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15145129	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,199.41	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	72.228%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$86,479.49	Not Applicable	5.250%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated xx with xx record dated on XX/XX/XX08 .
The chain of the assignment is incomplete as currently, the mortgage is with xx It should be xx.
There is one junior mortgage open with xx in the amount of xx recorded on XX/XX/XX06.
No active judgments or liens found pending.
2016 combined annual tax is paid in the amount of xx recorded on XX/XX/XX17.
No prior years delinquent taxes found.
As per payment history review dated on 9XX/XX17 the borrower is not making regular payment. The loan is delinquent more than 120+ days and next due for 1XXX/XX16 payment. The last payment received onXX/XX/XX17 for the due date XX/XX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Borrower is making payment as per loan adjustment agreement dated on  XX/XX/XX12.
Collections Comments:As per servicing comments, loan currently is in active bankruptcy and payment due for 1XXX/XX16.
As per payment history review dated on 9XX/XX17 the borrower is not making regular payment. The loan is delinquent more than 120+ days and next due for 1XXX/XX16 payment. The last  payment received onXX/XX/XX17 for the due date XX/XX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
There is no foreclousre activity found in the collection comments.
Borrower filed bankruptcy under xx case#xx on xx and plan confirmed on xx.  bankruptcy POC was filed onXX/XX/XX16 in the amount of xx and arrearage in the amount of xx.
Debtor shall pay to trustee for the period of 60 months, xx for 1 to 58 months and xx for 59 to 60 months.
As per latest BPO report dated XX/XX/XX16 shows the subject is occupied by owner with good condition and well maintained.
As per servicing comments, no damage or repairs found  to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy under xx xx on xx and plan comnfirmed on xx.  As per xx plan the debtor shall pay to the trustee the sum of xx for 1 month and xx for 59 months.bankruptcy POC was filed onXX/XX/XX16 in the amount of xx and arrearage in the amount of xx.
As per voluntary petition the amount of claim value of collateral is xx however unsecured portion is xx
The loan adjustment agreement was made between borrower and xx xx. The new Modified UPB is 86,479.49 Interest rate will begin to accrue on the Interest bearing amount. The modification rate would be 5.25% and modified P&I is xx. The first modified payment will be due on 6XX/XX12 and the maturity date will be 8XX/XX34..	Right of Rescission	Field: Age of Loan Loan Value: 146 Tape Value: 53 |---| 93 |----| 1.75% Comment: As per loan data age of loan was 146, However tape data reflects 53&#xxD; Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per not Balloon indicator was No, However tape data reflects Yes&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value: 6XX/XX12   Variance: 32 (Days)   Variance %:    Comment: Doc date of last modification isXX/XX/XX12 but tape shows 6XX/XX12.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 8XX/XX34   Tape Value: 5XX/XX15   Variance: -7032 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.000%   Tape Value: 5.250%   Variance:    Variance %: 1.75%   Comment: As per loan data original stated rate was 7.000%, However tape data reflects 5.25%&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999987654654   Variance:    Variance %:    Comment: As per payment history payment history string is 444444444444, However tape data reflects 999999999999999987654654&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 456456789999999999999999   Variance:    Variance %:    Comment: As per payment history payment history string reverse is 444444444444, However tape data reflects 456456789999999999999999   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx, However tape data reflects xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per loan data property cityis XXX, However tape data reflects  XXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value:  XXXe   Tape Value: XXX   Variance:    Variance %:    Comment: As per mortgage property county is  XXX, However tape data reflects  XXX   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 214   Tape Value: 17   Variance: 197   Variance %: 11.59%   Comment: As per loan data stated remaining term was -17, However tape data reflects 17&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 360 Tape Value: 36 Variance: 324 Variance %: 9.00% Comment: As per total term including mod extension was 129, However tape data reflects 36&#xxD; Tape Source: Initial Tape Type:	B	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 3) "Subject property is located in a FEMA designated disaster area (recent)."
* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D.shows xx as unsecured portion out of claim amount xx. Did not see comments indicating property has a cram down."	* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is incomplete as currently, the mortgage is with xx. Missing assignment to xx"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan files."
* DTI > 60% (Lvl 2)     "As per final 1003 the total income of borrower is xx however, the total monthly expenses are xx hence, DTI>60.00%"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indficator is Moderate due TILA Finance Charge Test: and TILA Foreclosure Rescission Finance Charge Test:"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19002629	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,384.87	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.373%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated 9XX/XX17 shows the subject mortgage was originated on 1XXX/XX09 with xx as nominee for xx recorded on xx. The chain of the assignment is complete. Currently, the assignment is with xx. No active judgments or liens found. 2016 combined annual taxes are paid in the amount of xx with no prior delinquency.	Review of payment history shows borrower is delinquent for 120+ days and next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount xx for due date 9XX/XX16. The UPB is reflected in the amount xx till due date 9XX/XX16.	Collections Comments:Review of the collection comment shows loan is in active bankruptcy and borrower is next due for 1XXX/XX16. Comment datedXX/XX/XX16 reflects the reason for default is a loss of income. The subject property is owner-occupied and borrower intention is to keep the property. Borrower filed bankruptcy xx case # xxon XXX/XX16. The plan was confirmed on 7XX/XX16. As per amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The date of last filing bankruptcy isXX/XX/XX17. Review of payment history shows borrower is delinquent for 120+ days and next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount xx for due date 9XX/XX16. The UPB is reflected in the amount xx till due date 9XX/XX16. The loan hasn’t modified since origination. However, the borrower is current with the loan and making payments as per note rate. No comments pertaining damage to the property were observed. There is no post close foreclosure activity found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy xx case # xx on xx. The plan was confirmed on 7XX/XX16. As per amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The date of last filing bankruptcy is xx.

Not Applicable	Field: Mod Step Indicator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The loan hasn’t modified since origination. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history string is 444444444444. However, the tape shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 999999999999999999999999 Variance: Variance %: Comment: As per payment history string reversed is 444444444444. However, tape shows 999999999999. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "Successor and assigns clause is missing in the final title policy. An addendum to the TPOL could be added to include Successor and assigns clause."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the application fee test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the application fee test.
Application Fee Test:FAIL, Loan Data:xx, Comparison Data:xx,Variance:+xx.
																																																																																								The mortgage loan charges an application fee that is greater than xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75917246	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$815.50	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	9.690%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	57.899%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX17 shows that the subject mortgage originated on xx with xx and was recorded on xx. The chain of assignment is complete. Last assignment from xx Its Successors And Assigns to xx recorded on xx. No active judgments and liens found.
Annual county property taxes for the year 2016 was paid on XX/XX/XX16 in the amount of xx. No prior years delinquent taxes found.	Review of the payment history provide by xx for the period 8XX/XX15 till 9XX/XX17 shows borrower is more than 120 plus days delinquent. The last payment received was in the amount of xx on 1XXX/XX16 for due date XX/XX/XX14. The next due date isXX/XX/XX15. Current UPB reflects in the provided pay history is in the amount of xx and current interest rate as per pay history is 9.690%.	Collections Comments:Available servicing comments from 8XX/XX15 tillXX/XX/XX17states the loan is in active bankruptcy xx and payments are 120 plus days delinquent. Borrower ability seems low as struggling to make payments since 1XXX/XX16 but it could get to better if an affordable restructure plan put in place. And borrower wants to keep the property and willing to do some workout plan like modification to make the loan current. Borrower contact is established.
Foreclosure was initiated in the loan and the same show foreclosure went on hold due to BK filing onXX/XX/XX17 however no further information available to understand the current status of foreclosure process.
No evidence of damage or repair found in collection comment it seems property is in good condition.
Foreclosure Comments:Available servicing comments from 8XX/XX15 tillXX/XX/XX17 shows that foreclosure was initiated in the loan and the same show foreclosure went on hold due to BK filing onXX/XX/XX17 however no further information available to understand the current status of foreclosure process.
Bankruptcy Comments:xx had filed xx bankruptcy Case#xx on xx. Voluntary petition filed onXX/XX/XX17. Motion for relief from automatic stay was not filed.	Not Applicable	Legal Description Mortgage Insurance	Field: Interest Calculation Type Loan Value: 3XX/XXx Tape Value: 3XX/XX5 |---| |----| Comment: Interest calculation type is updated 3XX/XXx. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification on the loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment string is as per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment string is as per the payment history.   Tape Source: Initial   Tape Type:
Field: 'Prepayment Penalty End Date   Loan Value: Not Applicable   Tape Value: 8XX/XX13   Variance:    Variance %:    Comment: The prepayment penalty end date is as per note which is for 24 months.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Term Months   Loan Value: Not Applicable   Tape Value: 24   Variance:    Variance %:    Comment: As of review dateXX/XX/XX17 the prepayment penalty term of 24 months from note date 8XX/XX11 has expired.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 Variance: -3 (Days) Variance %: Comment: The referral date is updated as per the collection comment datedXX/XX/XX17 Tape Source: Initial Tape Type:	B	* Legal Description missing (Lvl 3) "Legal description is missing from Final title policy."
* As per modification agreement lender has agreed to waive or forgive a large unpaid balance (Lvl 3) "Collection comment dated XX/XX/XX16 shows evidence of Streamline rate reduction and forgiveness amount. As per comment rate is to be reduce from 9.69% to 7.34% for 5 year and then increase by 1.00% until 9.156%. Forgiveness amount is xx. However no further information found whether same applied on loan or not. Borrower made last payment on XX/XX/XX16 for due date XX/XX/XX14 as per Note P&I xx and rate 9.690%."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower however date is printed on ROR."
* MI, FHA or MIC missing and required (Lvl 2)     "MI cert is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower however date is printed on Final TIL."
																																																																																								* XXX Risk Indicator is "Elevated" (Lvl 2) "Loan is escrowed - This loan failed the HOEPA higher-priced mortgage loan test. Using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35841026	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,407.48	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	11.400%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated 9XX/XX17 shows the subject mortgage was record dated on XXX/XX07 was with xx as nominee for xx.
The chain of the assignment is complete as currently, the mortgage is with xx record dated xx.
Active judgments or liens found pending are as follows:
1) Civil Judgment with Arrow xx against xx and xx for the amount of xx and was record dated on XX/XX/XX09.
2) Civil Judgment with xx against xx for the amount of xx and was record dated on 6XX/XX08.
Annual taxes are paid in the amount of xx.
2016 annual county taxes are delinquent untilXX/XX/XX17 for the amount of xx.
2015 annual county taxes are paid untilXX/XX/XX16 for the amount of xx.
2016 annual city taxes are delinquent untilXX/XX/XX17 for the amount of xx.
2015 annual city taxes are paid untilXX/XX/XX16 for the amount of xx.
No prior years delinquent taxes found.	Review of the payment history provide by xx And xx for the period XX/XX/XX15 till XX/XX/XX17 shows borrower is 120 plus days delinquent. The last payment received was in the amount of xx on XX/XX/XX17 for due date XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB reflects in the provided pay history is in the amount of xx and current interest rate rate as per pay history is 10.400%.
Collections Comments:Available servicing comments from XX/XX/XX16 till XX/XX/XX17 shows that foreclosure was initiated in the loan and the same show foreclosure went on hold due to loss mitigation efforts however no further information available to understand the current status of foreclosure process.
Review of the payment history provide by xx for the period XX/XX/XX15  till XX/XX/XX17 shows borrower is 120 plus days delinquent. The last payment received  was in the amount of xx on XX/XX/XX17 for due date XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB reflects in the provided pay history is in the amount of xx and current interest rate rate as per pay history is 10.400%.
Available servicing comments from XX/XX/XX16 till XX/XX/XX17 states the loan is in active bankruptcy (If BK filed and its active) and payments are 120 plus days delinquent. Borrower ability seems low as struggling to make payments since XX/XX/XX17 but it could get to better if an affordable restructure plan put in place. And borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current. Borrower contact is established.

Foreclosure Comments:Available servicing comments from XX/XX/XX16 till XX/XX/XX17 shows that foreclosure was initiated in the loan and the same show foreclosure went on hold due to loss mitigation efforts however no further information available to understand the current status of foreclosure process.

Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx and was record dated onXX/XX/XX17 and the petition was filed on 9XX/XX17.
As per xx plan the debtor shall pay to the trustee the sum of amount of xx per biweekly  for 60 months. The estimated amount of arrearage to be paid for the collateral is xx.
Not Applicable	Origination Appraisal Right of Rescission Credit Application	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: No Discrepancies Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Deferred Balance amount is not applicable. However, the tape data shows as xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Calculation Type   Loan Value: 3XX/XXx   Tape Value: XX/XXx   Variance:    Variance %:    Comment: As per payment history interest calculation type is 3XX/XXx however shows tape data XX/XXx   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mod Step Indicator is not applicable. However, the tape data shows as no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 434333XXXXXXXXXXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history payment string is 444444412344 however shows 434333xxxxxxxxxxxxx   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444412344 Tape Value: XXXXXXXXXXXXXXXXXxxx3434 Variance: Variance %: Comment: As per payment history payment string is 444444412344 however shows xxxxxxxxxxxxxx34333 Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "Lost note affidavit found from the loan file located at (xx on page # 19."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test is fail :Loan data is xx and allowed amount is xx, Hence, the variance is -xx."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as loan is failing for the following reasons:
1) TILA Finance charge test
2) TILAoreclosure Rescission Finance charge test.
3) TILA Right of Rescission test.
4) Interest Rate Test"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 application missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lenders license type in the state where the property is located
																																																																																								Interest Rate Test : Loan data is 11.40% and allowed rate is 8.710%, Hence, the variance is +2.690%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96984844	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$307.65	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx in the favor of xx and which was recorded on xx.
The chain of assignment is complete. Latest assignment as per updated title is from xx, A Delaware Limited Liability Company, Successor by xx A Delaware Limited Liability Company to xx, A xx, Its Successors and Assigns recorded on XX/XX/XX17.
There are no active liens and judgments found against borrower.
2016 annual county taxes are paid in the amount of xx on XX/XX/XX16 with no prior year delinquency.
As per the review of payment history as of XX/XX/XX17, the borrower is currently delinquent for more than 7 months and the next due is XX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx.
Collections Comments:The loan is currently in active bankruptcy and due for is XX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx.
As per servicing comment, the reason for default is not provided. The loan has not been modified since the origination. The borrower is making payment as per note terms.
No foreclosure activity was found in the loan file.
 Borrower filed bankruptcy under xx Case #xx on xx and the plan was confirmed on xx.
Under xx plan, the debtor shall pay to the trustee in the amount of  xx for 60 months period.
As per servicing comment dated XX/XX/XX17, the borrower did not want to enter into the loan modification that has been offered.
As per latest servicing comment and BPO report dated XX/XX/XX17, the subject property is occupied by the unknown party. Property is in maintained condition. No damage pertaining to the subject property was observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy under xx Case #xx on xx and the plan was confirmed on xx.
Under xx plan, the debtor shall pay to the trustee in the amount of  xx for 60 months period.
Proof of claim was filed on xx in the amount of xx and amount of arrearage is xx.	Not Applicable	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: As modification has not been done yet so, deferred balance is not applicable however tape reflects it as xx. Tape Source: Initial Tape Type:
Field: Interest Calculation Type   Loan Value: 3XX/XXx   Tape Value: 3XX/XX5   Variance:    Variance %:    Comment: As per note, Interest calculation type is 3XX/XXx however tape refleccting it as 3XX/XX5.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As loan has not been Modified since origination so mod step indicator is not applicable however tape reflecting it as no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214433   Tape Value: 666544333221000000000000   Variance:    Variance %:    Comment: As per review of payment history string is 344444444444 however, tape reflecting it as 0000000000001223334655666.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 334412344444 Tape Value: 000000000000122333465666 Variance: Variance %: Comment: As per review of payment history, reversed string is 344444444444 however tape reflecting it as 0000000000001223334655666. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "There is variation in Lot # on warranty deed, mortgage, and tax document.
As per warranty deed and mortgage, Lot # is 7. However, as per tax document, Lot # is 2."
																																																																																							* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX16 to XX/XX/XX17 which is 8 months collection comment. Comments are missing from XX/XX/XX15 to XX/XX/XX16 as we require 24 months servicing history."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79291645	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,982.99	9XX/XX21	Not Applicable	No	Bankruptcy Filing	xx	xx	$0.00	No	xx	Not Applicable	xx	5.151%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	No Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX07	$240,000.00	Not Applicable	6.800%	xx	XX/XX/XX07	Convert ARM to Fixed	Updated ttle report dated XX/XX/XX17 shows the subject mortgage was datedXX/XX/XX05 wth xx. The mortgage s presently with xx as legal title trustees.
There are 2 State Tax Lien against XXXX
1) in the amount of xx recorded onXX/XX/XX17
2) in the amount of xx recorded on 1XXX/XX09.
There are no prior delinquent taxes found.
There are many judgments found in the name of xx the final 1003 is missing from the loan file, however with the help of tax document verified these judgments by SSN, DOB and property address, non of the judgments dosen't seems to be of any of the borrowers.	The review of the available payment history shows that the borrower is not making regular payments and the borrower is 86 months delinquent. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to 6XX/XX10 payment. The next due date is 7XX/XX10. The UPB as per payment history is xx.	Collections Comments:Currently the loan is in active bankruptcy as the borrower has filed bankruptcy under xx, case#xx onXX/XX/XX16. The plan was confirmed onXX/XX/XX17.
The review of the available payment history shows that the borrower is not making regular payments and the borrower is 86 months delinquent.  The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to xx payment. The next due date is xx.
The file was referred to attorney for foreclosure on xx. However the borrower has filed bankruptcy number of times sience then. Latest bankruptcy was filed by borrower onXX/XX/XX17. The foreclosure was put on hold from the date od bankruptcy filling.
There are no prior delinquent taxes found.
There are no damages and repairs are noted in the collection comments.

Foreclosure Comments: The file was referred to attorney for foreclosure onXX/XX/XX10. However the borrower has filed bankruptcy number of times sience then. Latest bankruptcy was filed by borrower onXX/XX/XX17. The foreclosure was put on hold from the date od bankruptcy filling.
Bankruptcy Comments:The borrower has filed bankruptcy under xx, case# xx onXX/XX/XX16. The plan was confirmed onXX/XX/XX17. As per xx plan the debtor will pay xx for 60 months to the trustees. As per voluntary Petition schedule D the amount of unsecured claim is xx. The POC was filed on XXX/XX17 as per POC the cliam amount is xx and amount of arrearage is xx.	The loan was modified onXX/XX/XX07. The loan was modified by temporarily converting the loan's adjustable interest rate to a fixed interest rate of 6.800% per year. The new P&I will be xx with the first payment date as XX/XX/XX07 and maturity still remaining as it was in the original note.
Credit Application Prepayment Penalty Rider	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy(Post-Loan Origination)? Data Provided is No while Audit Value is Yes Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: latest  XXX bankruptcy found   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: Current Foreclosure Status. Data Provided is Judgement Entered while Audit Value is Referred to Attorney   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Did a Modification Change Note Terms? Data provided is No while Audit Value is Yes.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: payment history string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: payment history string is 444444444444   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The clause is included in the Note.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX  Tape Value:  XXX   Variance:    Variance %:    Comment: Property Address Street. Data provided is  XXX while Audit Value is  XXX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: 1003 missing   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 298 Tape Value: 210 Variance: 88 Variance %: 0.42% Comment: Stated Remaining Term. Data Provided is 210 while audit Value is 298 Tape Source: Initial Tape Type:	B	* Prepayment Rider Missing (Lvl 3) "The Prepayment penalty rider to mortgage is missing from the loan file. However the prepayment penalty clause is included in the original Note."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from 1XXX/XX16 to XX/XX/XX17, we need latest 24 months comments for review, the comments are missing from 1XXX/XX16 to 9XX/XX15."
* Loan has been determined to have an unsecured debt (Lvl 3) "As per voluntary Petition schedule D the amount of unsecured claim is xx."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm since no supportive docs available in the file that reveal the index value."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The Note date isXX/XX/XX05, however the ROR transaction date isXX/XX/XX05"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.
ThisXXX prohibited fees test.
( N.J.S.A §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* Settlement date is different from note date (Lvl 2)     "The Note date isXX/XX/XX05 however the settlement date isXX/XX/XX05."
* State Tax Judgment (Lvl 2)     "As per the updated title report dated XX/XX/XX17, there are 2 State Tax Lien against xx in the amount of xx which was recorded onXX/XX/XX17 and in the amount of xx which was recorded on 1XXX/XX09."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The risk indicator is Moderate because This loan failed the prepayment term test. ThisXXX prohibited fees test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57001679	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,949.90	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$116,310.00	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	The updated title report dated XX/XX/XX17 shows the subject mortgage was dated xx with xx. Chain of assignment is complete. There is no active judgement found in the review of the updated title.
The taxes for the year 2016-17 are paid in the amount of xx. There are no prior delinquent taxes found.	The review of the available payment history shows that the borrower is not making regular payments and the borrower is delinquent for 6 months. The last payment was received on 6XX/XX17 in the amount of xx, which was applied to XXX/XX17 payment. The next due date is 4XX/XX17. The UPB as per payment history is xx.	Collections Comments:Currently the loan is in collection stage. The file was referred to attorney onXX/XX/XX17 for foreclosure. Currently the foreclosure is on hold for loss mitigation.
The review of the available payment history shows that the borrower is not making regular payments and the borrower is delinquent for 6 months. The last payment was received on 6XX/XX17 in the amount of xx, which was applied to XXX/XX17 payment. The next due date is 4XX/XX17.
The borrower has filed bankruptcy under xx, case # xx on xx. The case was dismissed on xx because the borrower has failed to submit the required schedules and plan and other documents on time. The borrower has filed 5 times bankruptcy in last 5 years.
There are no damages and repairs found reported in the collection comments.
The taxes for the year 2016-17 are paid in the amount of xx. There are no prior delinquent taxes found.
Foreclosure Comments:The file was referred to attorney on xx for foreclosure. Currently the foreclosure is on hold for loss mitigation.
Bankruptcy Comments:The borrower has filed bankruptcy under xx, case # xx on 4XX/XX17. The case was dismissed on xx because the borrower has failed to submit the required schedules and plan and other documents on time. The borrower has filed 5 times bankruptcy in last 5 years.	The loan was modified on 1XXX/XX12 due to financial hardship being faced by the borrower. The combined principal balance is xx with xx of the Combined Principal Balance permanently forgiven, the principal balance of the loan that remains due
and payable is xx. The new rate is 2%, 3% & 3.375% for the period of 60,12 & 217 respectively. The payments begins at 1XXX/XX12 and new maturity date is 1XXX/XX36. This is a step MOD	Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy (post loan Origination) Data provided is No while Audit value is Yes Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Discharged   Variance:    Variance %:    Comment: Current Bankruptcy Status. Data Provided is Discharged while Audit value is Dismissed   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The MOD agreement contains steps   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX12   Tape Value: 1XXX/XX17   Variance: 1795 (Days)   Variance %:    Comment: Mod Step 1 Date. Data provided is 1XXX/XX17 while audit value is 1XXX/XX12   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Mod Step 1 Rate. Data Provided is 3% while audit value is 2%   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX18   Variance: 334 (Days)   Variance %:    Comment: Mod Step 2 Date. Data Provided is 1XXX/XX18 while Audit value is 1XXX/XX17   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.4%   Variance:    Variance %: -0.38%   Comment: Mod Step 2 Rate. Data provided is 3.375% while Audit value is 3%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 654332000032   Variance:    Variance %:    Comment: Payment History String. Data Provided is 654332000032 while audit value is 444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 230000243456   Variance:    Variance %:    Comment: Payment History String Reversed. Data Provided is 230000243456 while audit value is 444444444444   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: Property Address Street. data provided is xx while Audit Value is xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per Application. Data provided is Lower rate or term while Audit Value is CashOut-Other   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 236 Tape Value: 230 Variance: 6 Variance %: 0.03% Comment: Stated remaining Term. Data provided is 230 while audit value is 236 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made betweenxx and xx on 1XXX/XX12. As per modification the combined principal balance was xx, from which the lender has agreed to forgive xx permanently. The amount forgiven exceeds 2% of the modification amount."	* Application Missing (Lvl 2) "The final 1003 is not signed by the borrower."
* Variation in Parcel number(APN#) (Lvl 2)     "The parcel number (APN#) as per mortgage is xx, however as per XXX USA updated title report and tax document it is xx."
* Application Not Signed by All Borrowers (Lvl 2)     "The final 1003 is not signed by the borrower."
* Property Damage (Lvl 2)     "Servicing comment dated XX/XX/XX16 shows that the damage was caused due to flood. Comment dated 1XXX/XX16 the flood caused damage to foundation and carpet, mold was growing and leak was coming from slab. The borrower filed claim due to flood loss on XX/XX/XX16. Servicing comment dated XX/XX/XX16 shows that the sewer line repaired to solve water damage issue. Servicing comment dated 1XXX/XX16 also shows that the acual pipes were not covered reason behind that was that the pipes breaking had dened because of wear and tear. There was no actual disaster that caused the damages. Comment dated XX/XX/XX16 States that the adjustor from Force place Deem the damage as wear and tear is not covered by policy and Claims AVP said the damage was covered. However, no amount of damage is mentioned."
																																																																																								* Settlement date is different from note date (Lvl 2) "The Note date is XX/XX/XX06 however the settlement date as per HUD-1 is XX/XX/XX06."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46100263	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,774.59	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.806%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$112,360.25	Not Applicable	4.500%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was record dated onxx was with xx.
The chain of the assignment is complete as currently, the mortgage is with xx and was record dated on xx.
No active judgments or liens found.
Property Tax Status:
1) 2017 combined annual taxes are due in the amount of xx till    XX/XX/XX18.
2) 2016 combined annual taxes are paid in the amount of xx on     XX/XX/XX16.
No prior years delinquent taxes found.	Review of the payment history as of dated XX/XX/XX17 shows borrower is current with the loan and is not making regular payment and is next due for 9XX/XX16 payment. Last payment was received on XX/XX/XX17 in the amount of xx for the due date 8XX/XX16. The current UPB reflects in the amount of xx and the current P&I is xx.	Collections Comments:Servicing comments available fromXX/XX/XX15 to XX/XX/XX17 shows borrower is current with the loan however is not making regular payment and is next due for 9XX/XX16 payment. Last payment was received on XX/XX/XX17 in the amount of xx for the due date 8XX/XX16. As per servicing comment 9XX/XX16 previous foreclosure sale date is given as 9XX/XX16. Foreclosure referral date is xx. Latest status of FC is on hold due to active bankruptcy. . The loan is currently in active bankruptcy. The borrower filed bankruptcy on 1XXX/XX15 under xx with xx. The plan was later confirmed onXX/XX/XX16.
The borrower is making payment as per modification. The loan was modified with an effective date of XXX/XX09 and a new principal balance of xx to a step rate starting at 4.500 % and a P&I payment of xx beginning from xx with a new maturity date of xx.  The rate is in 2 steps ending at 6.125%.
Latest BPO report datedXX/XX/XX17 shows that the subject property is occupied by the unknown party. The property is in good condition with no visible damage.
Foreclosure Comments:As per servicing comment 9XX/XX16 previous foreclosure sale date is given as 9XX/XX16.
Foreclosure referral date isXX/XX/XX16. Latest status of FC is on hold due to active bankruptcy. The borrower filed bankruptcy on xx under xx with xx.  The plan was later confirmed onXX/XX/XX16.
Bankruptcy Comments:The borrower filed bankruptcy on xx under xx with case# xx.  The plan was later confirmed onXX/XX/XX16. As per xx plan the debtor shall pay to trustee xx per month for over 60 months for a total of xx and first payment was due on 1XXX/XX15. Bankruptcy POC was filed on XXX/XX16 in the POC amount of xx.
Order on notice of amount deemed necessary to cure entered on XX/XX/XX17 total amount paid by trustee is xx and accrued interest is xx.	Loan Modification agreement was made between borrower xx with xx., the loan was modified with an effective date of XXX/XX09 and a new principal balance of xx to a step rate starting at 4.500 % and a P&I payment of xx beginning from XXX/XX09 with a new maturity date of XXX/XX49. The rate is in 2 steps ending at 6.125%.	Mortgage Insurance	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per XXX the current bankruptcy status is plan confirmed(CH.11,13) however the tape reflects proof of claim-filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Sale Publication   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: There is no foreclosure in the loan however, the tape reflects referred to attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest BPOXX/XX/XX16 the current occupancy is shown as occupied by unknown party however, the tape reflects owner: Primary Home.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the string is 444444444444 however, the tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the reversed string is 444444444444 however, the tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note the property address street is XXX however, the tape reflects  XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 391 Tape Value: 377 Variance: 14 Variance %: 0.04% Comment: As per note the stated remaining term is 391 however, the tape reflects 377. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 2) "As per appraisal report original LTV is xx which is greater then xx. Hence, MI certificate is required however, it is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46784353	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,299.56	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	43.219%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was dated xx with xx as nominee for xx was recorded on xx.
The chain of assignment is completed as the subject mortgage is with the current assignee, xx
1. There is an active Notice of assesment lien in the title report in the amount of xx in favor of xx and was recorded on xx.
2. There is an Abstract Judgment in the amount of xx in favor of xx and was recorded on xx.
3. There is an Abstract Judgment in favor of xx and was recorded on 7XX/XX15.

2017-2018 year's 1st and 2nd installments of county taxes in the cumulative amount of xx are dues. There are no prior years delinquent taxes found.	Review of updated payment history shows that the subject loan is delinquent for +240 days.
The last payment was received in the amount of xx on XX/XX/XX17 for the due date of 1XXX/XX16 & the next due date is 1XXX/XX16.
The unpaid principal balance as of the date reflected in updated payment history is in the amount of xx.
Collections Comments:Subject property is currently in active Bankruptcy and Review of updated payment history shows that the subject loan is delinquent for +240 days. The last payment was received in the amount of xx on XX/XX/XX17 for the due date of 1XXX/XX16 & the next due date is 1XXX/XX16.
The unpaid principal balance as of the date reflected in updated payment history is in the amount of xx.
As per latest BPO datedXX/XX/XX16, the subject is in good condition.
Borrower, xx filed Bankruptcy under xx on xx with the case#xx and plan was confirmed on XX/XX/XX14. POC was filed onXX/XX/XX15 with the secured claim amount of xx with an arrearage of xx. As per xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower, Ryan C. Albright filed Bankruptcy under xx onXX/XX/XX14 with the case#xx and plan was confirmed on xx. POC was filed onXX/XX/XX15 with the secured claim amount of xx with an arrearage of xx. As per xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months.	Not Applicable	Mortgage Insurance	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Subject property is not in REO. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: PH string is 444444444444 however, tape reflects as 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: PH reversed string is 444444444444 however, tape reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 287   Tape Value: 274   Variance: 13   Variance %: 0.05%   Comment: Stated remaining terms are 287 months however, tape reflects as 274 months.   Tape Source: Initial   Tape Type:
																																																																																				Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject property type is PUD as per Appraisal report however, tape reflects as SFR. Tape Source: Initial Tape Type:	B			* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48945187	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$2,321.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$340,169.99	Not Applicable	3.116%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was record dated on XX/XX/XX05 was with XXX USA, N.A. The chain of the assignment is complete as currently, the mortgage is with xx and was record dated on xx. There are 2 prior mortgage found pending: 1) There is one prior mortgage found opened in the favor of xx record dated on XXX/XX02 in the amount of xx. 2) There is one more prior mortgage found opened in the favor of xx record dated onXX/XX/XX04 in the amount of xx. Active judgments or liens found pending are as follows: 1) There is junior found opened in the favor of XXX. record dated onXX/XX/XX06 in the amount of xx. 2) There is one civil judgment found pending against borrower xx record dated on XX/XX/XX13 in the amount of xx. 3) There is one active prior judgment found pending against borrower in the favor of xx record dated onXX/XX/XX00 in the amount of xx. Property Tax Status: 1) 2017 county 1st installment taxes are paid in the amount of xx onXX/XX/XX17. 2) 2017 county 2nd installment taxes are due in the amount of xx till 1XXX/XX17.	Review of the payment history as of dated XX/XX/XX17 shows borrower is current with the loan however is not making regular payment and is next due for XXX/XX17 payment. Last payment was received onXX/XX/XX17 in the amount of xx for the due date 1XXX/XX16. The current UPB as per payment history reflects in the amount of xx and the current P&I is xx.	Collections Comments:As per servicing comments available fromXX/XX/XX14 to 1XXX/XX17 shows that the borrower is not making regular payments and is next due for XXX/XX17 payment. Last payment was received onXX/XX/XX17 in the amount of xx for the due date 1XXX/XX16. The current P&I is xx. The borrower is making payment as per modification agreement. The loan was modified with an effective date of XXX/XX13 and a new principal balance of xx to a step rate starting at 3.116 and a P&I payment of xx beginning from XXX/XX13 with a new maturity date of 1XXX/XX53. The rate is in 2 steps ending at 3.660%.
The loan is currently in active bankruptcy. The borrower has filed bankruptcy under xx with case # xx on XX/XX/XX15 and plan was later confirmed on XXX/XX16. No comment regarding foreclosure is found in the collection comments. Reason for default is excessive obligation.
 Latest BPO report datedXX/XX/XX17 shows that the property is occupied by the unknown party and is in good condition with no visible damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx on XX/XX/XX15 and plan was later confirmed on XXX/XX16. As per xx plan the debtor shall pay to trustee the sum of xx per month for 60 months. The total amount to be paid in the plan is xx.	Loan Modification agreement was made between borrower xx The loan was modified with an effective date of XXX/XX13 and a new principal balance of xx to a step rate starting at 3.116 and a P&I payment of xx beginning from XXX/XX13 with a new maturity date of 1XXX/XX53. The rate is in 2 steps ending at 3.660%.	Origination Appraisal Credit Application HUD-1 Closing Statement Right of Rescission	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy status is plan confirmed however, the tape reflects proof of calim-filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current foreclosure status is N/A however, the tape reflects referred to attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: There is no foreclosure in the loan.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX13   Tape Value:XX/XX/XX13   Variance: 10 (Days)   Variance %:    Comment: As per modification agreement the doc date of last modification is XXX/XX13 however, the tape reflectsXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is not in foreclosure.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification the loan amortization type is step however, the tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: Application is missing from the loan file however, the tape reflects full documentation.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX13   Tape Value: XXX/XX18   Variance: 1795 (Days)   Variance %:    Comment: As per modification agreement the mod step 1 date is XXX/XX13 however, the tape reflects XXX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.1%   Tape Value: 3.7%   Variance:    Variance %: -0.54%   Comment: As per modification mod step rate is 3.116% however, the tape reflects 3.660%.   Tape Source: Initial   Tape Type:
Field:  XXX Doc Status  XXX Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:  XXX is not required.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the string is 444444444444 however, the tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the reversed string is 444444444444 however, the tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment penalty doc status is yes however, the tape reflects no.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX15   Variance:    Variance %:    Comment: Referral date is N/A however, the tape reflectsXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX35   Tape Value: XXX/XX53   Variance: 6271 (Days)   Variance %:    Comment: As per note the stated maturity date is   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 227 Tape Value: 424 Variance: -197 Variance %: -0.46% Comment: Stated remaining term is 227 however, the tape reflects 424. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file also estimated is not available."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject property went on other lien position as per updated title report dated XX/XX/XX17 there are two prior mortgage;
1) There is one prior mortgage found opened in the favor of xx record dated on XXX/XX02 in the amount of xx.
2) There is one more prior mortgage found opened in the favor of xx record dated onXX/XX/XX04 in the amount of xx.
Final HUD-1 and estimated HUD is missing from the loan file. There is no release or satisfaction document found in the loan files.
The final title policy at the origination does not shows any exception for the same. Possible claim can be filed"
* Right of Rescission missing or unexecuted (Lvl 3)     "ROR is missing from the loan file."
* Active Judgment Against Borrower (Lvl 3)     "As per updated title report dated XX/XX/XX17 one active prior judgment found pending against borrower in the favor of xx record dated onXX/XX/XX00 in the amount of xx."
* Title Review shows major title concern (Lvl 3)     "The subject property went on other lien position as per updated title report dated XX/XX/XX17 there are two prior mortgage;
1) There is one prior mortgage found opened in the favor of xx record dated on XXX/XX02 in the amount of xx.
2) There is one more prior mortgage found opened in the favor of xx record dated onXX/XX/XX04 in the amount of xx.
Final HUD-1 and estimated HUD is missing from the loan file. There is no release or satisfaction document found in the loan files.
																																																																																							The final title policy at the origination does not shows any exception for the same. Possible claim can be filed."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file." * Application Missing (Lvl 2) "Final application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35615494	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	xx	$0.00	$299.88	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.100%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$55,028.97	Not Applicable	5.625%	xx	XX/XX/XX16	Financial Hardship	As per the review of updated title dated XX/XX/XX17, the subject mortgage was originated on xxwith xx. Chain of the assignment is complete. Currently, the mortgage is with xx by xx and recorded onXX/XX/XX15. There are 4 HOA liens in the favor of xxx recorded on xx in the amount xx, recorded on XX/XX/XX11 in the amount of xx, recorded onXX/XX/XX14 in the amount of xx and in the favor of xx recorded on 1XXX/XX16 in the amount xx. There is a notice of lis pendens in the favor of xx at the xx recorded onXX/XX/XX14. 2016 annual taxes are paid in the amount xx. No prior year delinquent are found.	As per the review of payment history, the borrower has been delinquent for 30+days and next due is for 9XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx which was applied for 8XX/XX17. The UPB is reflected in the amount xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy and next due is for 9XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx which was applied for 8XX/XX17. As per the review of PACER report, the Borrower filed bankruptcy under xx with case#xx on xx and the plan was confirmed on xx. Foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The foreclosure was placed on hold due to forbearance. The borrower was offered a trial payment of xx on 4XX/XX16. The loan was modified on 1XXX/XX16. The reason for default is not stated. The loan was modified twice since origination. As per comment datedXX/XX/XX17, the property is unknown occupied with no repairs and damages noted.
Foreclosure Comments:Foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The foreclosure was placed on hold due to forbearance.  Foreclosure hold was ended, but borrower filed bankruptcy under xx on xx and foreclosure was placed on hold.
Bankruptcy Comments:As per the review of PACER report, the Borrower filed bankruptcy under xx with case#xx on xx and the plan was confirmed on xx. As per xx plan, the debtor shall pay the trustee xx for 60 months.	This modification agreement was signed between the borrower xx on 1XXX/XX16. The UPB is xx. Borrower promises to pay xx monthly with a modified interest rate 5.625% beginning from 1XXX/XX16 with a maturity date xx.	HUD-1 Closing Statement Credit Application Origination Appraisal Final Truth in Lending Discl. Right of Rescission	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER report, the Borrower had filed Bankruptcy, However the tape provides No. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the collection comment complaint filed in the foreclosure, However the tape data provides No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX16   Tape Value: XX/XX/XX16   Variance: 25 (Days)   Variance %:    Comment: As per the modification, Doc date of last modification is 1XXX/XX16, However the tape data provides XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 1123000000mm   Tape Value: 132100000009   Variance:    Variance %:    Comment: As per the review of payment history, string is 1123000000mm, However the tape data provides 132100000009.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mm0000003211   Tape Value: 900000021231   Variance:    Variance %:    Comment: As per the review of payment history, Reversed string is mm0000003211, However the tape data provides 900000021231.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note dated XX/XX/XX05, there is a prepayment penalty clause. Tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: As per the note address is " XXX", However the tape data shows "xx".   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 351 Tape Value: 350 Variance: 1 Variance %: 0.00% Comment: As per the note, the stated remaining term is 351, However the tape data provides 350. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with estimated HUD-1 and itemization is missing in the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is on lower lien position as there are 4 HOA liens in the total amount of xx. The subject mortgage was originated on XX/XX/XX17."
* Title Review shows major title concern (Lvl 3) "As per updated title dated XX/XX/XX17, there are 4 HOA liens in the favor of Heron at the Hammocks, Condominium Association, Inc recorded onXX/XX/XX08 in the amount xx, recorded on XX/XX/XX11 in the amount of xx, recorded onXX/XX/XX14 in the amount of xx and in the favor of Hammocks Community Association, Inc recorded on 1XXX/XX16 in the amount xx. The subject property has located the State of FL, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien."	* Application Missing (Lvl 2) "Final 1003 Application along with transmittal is missing in the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report along with supporting document 1008 is missing in the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per note, recorded mortgage, Final TPOL and Quit Claim deed the owner was XXXXi. However, the tax certificate is reflecting owner as XXXX. The subject address and parcel id from tax document are matching with a note, mortgages and  Final TPOL."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm in the available loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Final ROR is missing in the loan file."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent). However, as per the collection comments received as of 1XXX/XX17, no comments were found pertaining damage to the subject property."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3965423	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,440.50	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.625%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$245,605.86	$31,700.00	2.000%	xx	XX/XX/XX10	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx N.A. which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx  which was recorded on xx.
As per updated title report, two civil judgments are open against the borrower. The first judgment was recorded on XX/XX/XX09 in favor of xx, in the amount of xx and the second judgment was recorded on xx in favor of xx in the amount of xx.
The 2016-2017 1st and 2nd installment of County taxes are paid in the amount of xx with no prior delinquency. The 2017-2018 estimated taxes are due in the amount of xx.	As per the latest payment history dated XX/XX/XX17, the borrower is delinquent for 24 months. The last payment was received on XX/XX/XX17, the P&I is in the amount of xx and PITI is in the amount of xx which was applied to XX/XX/XX15. The next due date is XX/XX/XX15. The UPB reflected in the payment history is xx.
The borrower had made the last payment as per step modification. As per loan modification agreement, the step-2 had begun from XX/XX/XX15 to XX/XX/XX16 and the borrower has to make payment monthly, P&I in the amount of xx with the interest rate of 3.000%. However, as per the latest payment history, the borrower had made last payment on XX/XX/XX17 which was applied to XX/XX/XX15, as per modification step-1 with the interest rate of 2.000% which is not changed as per modification terms.	Collections Comments:The loan is currently in bankruptcy and the next due date is for XX/XX/XX15. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX15. The UPB reflected in the payment history is xx.
As per review of the loan file, the trial period plan is found which was made on XX/XX/XX09. As per the plan, the borrower had to pay monthly in the amount of xx which was begun from XX/XX/XX09 to XX/XX/XX09.
The loan has been modified in 4 steps. As per modified terms, The first step had begun on XX/XX/XX10, with the interest rate of 2.000% monthly in the amount of xx for 60 months. The last step begins from XX/XX/XX17 to the maturity date XX/XX/XX36 with the interest rate of 4.750% monthly in the amount of xx. The borrower agrees to pay the balloon payment in the amount of xx on the maturity date.
As per servicing comment dated XX/XX/XX16, the reason for default is the borrower has lost the job. The servicing comment states that the borrower’s intention is to keep the property.
As per servicing comment dated XX/XX/XX17, the foreclosure sale was scheduled on XX/XX/XX17. However, the scheduled sale was put on hold because the borrower had filed bankruptcy on xx No further details of the foreclosure activities are found.
As per review of the loan files, the notice of election and demand for sale is found which was recorded on XX/XX/XX16.
The borrower had filed bankruptcy under xx with the case# xx on xx . The plan confirmation hearing is scheduled on XX/XX/XX17. However, the case is awaiting for plan confirmation.
As per property inspection report dated XX/XX/XX17, the subject property was occupied by the unknown party and is in fair condition. No comments pertaining to the damage of the property is found.
Foreclosure Comments:As per servicing comment dated XX/XX/XX17, the foreclosure sale was scheduled on XX/XX/XX17. However, the scheduled sale was put on hold because the borrower had filed bankruptcy on XX/XX/XX17. No further details of the foreclosue activities are found.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx on xx. The amended xx plan was filed on xx. As per amended xx plan, the debtor shall pay to the trustee monthly in the amount of xx for one month than in the amount of xx for 59 months. The plan confirmation hearing is scheduled on XX/XX/XX17. However, the case is awaiting for plan confirmation.	This step loan modification agreement was made between the lender xx and the borrower xx and xx on XX/XX/XX10. As per modified terms, the new principal balance is in the amount of xx out of this xx of the principal balance has deferred. The interest-bearing principal balance is in the amount of xx.
The borrower promises to pay monthly principal and interest in 4 steps. The first step had begun on XX/XX/XX10, with the interest rate of 2.000% monthly in the amount of xx for 60 months. The last step begins from XX/XX/XX17 to the maturity date xx with the interest rate of 4.750% monthly in the amount of xx. The borrower agrees to pay the balloon payment in the amount of xx on the maturity date.	Final Truth in Lending Discl. Credit Application HUD-1 Closing Statement Right of Rescission Origination Appraisal Missing POC	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Referred to Attorney |---| |----| Comment: As per servicing comment, the foreclosure sale was scheduled on XX/XX/XX17. However, tape reflects referred to attorney. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per property inspection report dated XX/XX/XX17, the subject property was occupied by the unknown party. However, tape reflects owner (or former) primary home.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX10   Tape Value: XXX/XX10   Variance: 7 (Days)   Variance %:    Comment: As per modification agreement, date is XX/XX/XX10. However, tape data reflects XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per original note, the note is fixed. However, the loan was modified in step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX16   Variance: 2160 (Days)   Variance %:    Comment: As per modification agreement, step 1 date is XX/XX/XX10 however tape data reflects XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 4.0%   Variance:    Variance %: -2.00%   Comment: As per modification agreement, step 1 rate is 2.000%. However, tape data reflects 4.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX15   Tape Value: XXX/XX17   Variance: 700 (Days)   Variance %:    Comment: As per modification agreement, step 2 date is XX/XX/XX15. However, tape data reflects XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.8%   Variance:    Variance %: -1.75%   Comment: As per modification agreement, step 2 rate is 4.750%. However, tape data reflects 3.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444. However, tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the reversed string is 444444444444. However, tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The prepayment penalty is applicable in the loan. However, tape reflects no.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value: 1XXX/XX16   Variance:    Variance %:    Comment: As per review of the servicing comment, the foreclosure referral date is unable to determine. However, tape reflects XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 255 Tape Value: 230 Variance: 25 Variance %: 0.11% Comment: As per original note, stated remaining term is 255. However, tape data reflects 230. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The HUD-1 along with Estimated HUD-1 and Itemization is missing in the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing in the loan file."
* Application Missing (Lvl 2)     "The final loan application is missing in the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "A uniform appraisal report is missing in the loan file."
																																																																																								* POC Deadline is coming soon (Lvl 2) "The borrower had filed bankruptcy under xx with the case# XXXX on XX/XX/XX17. The proof of claim is not filed yet. The deadline of proof of claim filing is set for XX/XX/XX17."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30691886	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,514.36	8XX/XX21	Unavailable	No	DB35BCA9-B5EB-4453-B6FA-79BD51682ADF	xx	xx	$0.00	No	xx	Not Applicable	xx	11.150%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.764%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$142,575.30	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	As per Updated Title dated XX/XX/XX17, subject mortgage was dated xx and recorded on xx with xx.
The chain of the assignment is complete. The latest assignment was done from xx as legal title trustee, recorded on xx.
No active judgments or liens found.
As per review of payment history as of date XX/XX/XX17, the borrower is delinquent for 25 months and next due for 9XX/XX15. The last payment was received on XX/XX/XX17 for the amount of xx which was applied to 8XX/XX15. The current UPB is reflected in the amount of xx. Current P&I is xx and PITI is xx.	Collections Comments:Current status of the loan is in active bankruptcy and due for 9XX/XX15. Foreclosure was initiated. The file was referred to an attorney on xx. Complaint file and other details of FC not available. FC was put on hold due to title issue noted on xx. The title was not clear. There was a prior judgment noted on the title. Title claim was filed.
Title claim acknowledged by the title company, completed on xx. However, title claim denied due to lack of evidence.
Comment date dxx shows, title issue resolved. Preliminary title clear, completed on XX/XX/XX15. FC proceedings started again. FC sale was scheduled for xx. FC was postponed due to prior BK was filed on xx under xx with case #xx. The case was dismissed on xx.
FC sale again scheduled on xx However, FC has postponed again due to borrower had filed an affidavit of postponement in which he has elected to postpone the sale for 5 months in exchange for a 5-week redemption. FC could not be completed due to The borrower had filed bankruptcy onXX/XX/XX16 under xx with case #xx The Plan was confirmed on 5XX/XX16. As per xx plan debtor shall pay the sum of xx per month for 60 months relief for a total of xx.
The borrower is delinquent for 25 months. The last payment was received on XX/XX/XX17  for the amount of xx which was applied to 8XX/XX15. The current UPB is reflected in the amount of xx.  Current P&I is xx and PITI is xx.
RFD due to the illness of borrower’s spouse. xx was deceased onXX/XX/XX15.
The last modification was done on 4XX/XX10.
Current occupancy status unable to determine. No damages or repairs found in the loan file.

Foreclosure Comments:Foreclosure was initiated. The file was referred to an attorney on xx.  Complaint file and other details of FC not available. FC was put on hold due to title issue noted on xx. The title was not clear. There was a prior judgment noted on the title. Title claim was filed.
Title claim acknowledged by the title company, completed on xx. However, title claim denied due to lack of evidence.
Comment datedXX/XX/XX15 shows, title issue resolved. Preliminary title clear, completed on XX/XX/XX15. FC proceedings started again. FC sale was scheduled for xx. FC was postponed due to prior BK was filed on 7XX/XX15 under xx with case # xx. The case was dismissed on xx.
FC sale again scheduled onXX/XX/XX15. However, FC has postponed again due to borrower had filed an affidavit of postponement in which he has elected to postpone the sale for 5 months in exchange for a 5-week redemption. FC could not be completed due to The borrower had filed bankruptcy onXX/XX/XX16 under xx with case # xx. The Plan was confirmed on xx.
Bankruptcy Comments:The borrower had filed bankruptcy on xx under xx with case # xx. The Plan was confirmed on 5XX/XX16. As per xx plan debtor shall pay sum of xx per month for 60 months relief for a total of xx.
POC was filed on xx with amount of claim xx.
Prior BK was filed on xx under xx with case # xx. The case was dismissed onXX/XX/XX15.

This loan modification agreement was made on 4XX/XX10. As per the agreement, the new UPB is xx. The new P&I due on 4XX/XX10 at the step rate of 2%. The new maturity date will be xx.
Interest rate further is taken into total 4 steps.

Right of Rescission HUD-1 Closing Statement Final Truth in Lending Discl. Origination Appraisal	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Per PACER records BK status is plan confirmed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Per FC documents FC status was awaiting sale.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX10   Tape Value:XX/XX/XX10   Variance: -20 (Days)   Variance %:    Comment: As per document the loan modification agreement was made on 4XX/XX10.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan modification agreement was made on 4XX/XX10 with Step rate.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX10   Tape Value: XXX/XX16   Variance: 2161 (Days)   Variance %:    Comment: The loan modification agreement was made on 4XX/XX10 with first payment due on 4XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 4.0%   Variance:    Variance %: -2.00%   Comment: As per Mod terms step 1 rate is 2.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 4XX/XX15   Tape Value: XXX/XX17   Variance: 700 (Days)   Variance %:    Comment: The loan modification agreement was made on 4XX/XX10, step 2 date is 4XX/XX15. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 5.0%   Variance:    Variance %: -2.00%   Comment: As per Mod terms step 2 rate is 3.00%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Per payment history the borrower is delinquent for 25 months and next due for 9XX/XX15. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Per payment history the borrower is delinquent for 25 months and next due for 9XX/XX15.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Note terms there is prepayment penalty noted.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: xx Tape Value: 285 Variance: 26 Variance %: 0.09% Comment: As per Note stated remaining terms are 311. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final Settlement Statement is missing in the loan file. Itemization or Estimated Hud also not found."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIl is missing in the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal Report is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	551095	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,339.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.022%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	53.506%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$249,997.98	Not Applicable	2.134%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was dated xx with xx
The chain of assignment is complete as the subject mortgage is currently with the current assignee, xx as trustee of xx, By xx dated xx.
Review of updated payment history shows, the subject loan is delinquent for +240 days and borrower is currently not on his regular monthly payments.
The last payment was received in the amount of xx on XX/XX/XX17  for the due date of XX/XX/XX16 & the next due date is XX/XX/XX16.
The unpaid principal balance as of the date is xx
Collections Comments:Available servicing comments from XX/XX/XX14 till XX/XX/XX17 states the loan is in active bankruptcy (If BK filed and its active) and payments are 120 plus days delinquent. Borrower ability seems low as struggling to make payments since XX/XX/XX16 but it could get to better if an affordable restructure plan put in place. And borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current. Borrower contact is established.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx, case# xx on xx. The xx plan was confirmed on xx. As per plan the debtor will pay xx for 60 months to the trustees.	Loan modification was made on XX/XX/XX12 with the new principal balance of xxx with the monthly fixed of 2.134% and the new modified P&I of xx and the 1st payment begins from XX/XX/XX12 until the maturity date of xx For and in consideration of the modification of the loan described herein, Lender has agreed to waive or forgive unpaid principle balance in the amount is xx and in consideration of the total amount of accrued,	Mortgage Insurance	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per BK status is plan confirmed (ch.11, 13) however shows tape data Proof Of Claim -filed Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: N.A.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No Discrepancies   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value: 1XXX/XX12   Variance: 18 (Days)   Variance %:    Comment: As per modification last modification date is XX/XX/XX12 however shows tape data XX/XX/XX12&#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N.A   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX12   Tape Value: 9XX/XX17   Variance: 1796 (Days)   Variance %:    Comment: As per modification mod step 1 date is XX/XX/XX12 however shows tape data XX/XX/XX17   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.1%   Tape Value: 3.1%   Variance:    Variance %: -1.00%   Comment: As per modification step1 interest rate is 2.134% however shows tape data 3.134%   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX17   Tape Value: 9XX/XX18   Variance: 335 (Days)   Variance %:    Comment: As per modification mod step 2 date is XX/XX/XX17 however shows tape data XX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.1%   Tape Value: 3.5%   Variance:    Variance %: -0.37%   Comment: As per modification step2 interest rate is 3.134% however shows tape data 3.500%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.022%   Tape Value: 2.134%   Variance:    Variance %: 5.89%   Comment: As per note interest rate is 8.02236% however shows tape data 2.13400%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however shows tape data 999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however shows tape data 999999999999   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value: XXX   Variance:    Variance %:    Comment: As per note property address is  XXX however shows tape data  XXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XXX/XX15   Variance:    Variance %:    Comment: N.A.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 253 Tape Value: 238 Variance: 15 Variance %: 0.06% Comment: As per modification stated remaining term is 252 however shows tape data 238 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx and xx. on xx. As per modification agreement the Unpaid Principal Balance is xx from which the lender has agreed to forgive xx. This amount forgiven exceeds 2% of the amount modified."	* Issue with the legal description or recorded instrument (Lvl 3) "As per mortgage legal description as more fully described in deed doc #xx being known and designated as xx, Lxx. In the deed information shows the following described subject property address in the city of, xx of xx."	* MI, FHA or MIC missing and required (Lvl 2) "Mortgage appraisal original LTV is 99.869% MI insurance certificate required but missing from the loan file."
* Title issue (Lvl 2)     "The final title policy at the time of origination dated 6XX/XX07, Schedule B-I is showing a senior mortgage in the amount of xx datedXX/XX/XX06 and recorded onXX/XX/XX06. There is no satisfaction or release document found in the loan file.
However, the final HUD-1 is showing payoff in the amount of xx to xx. Also, the updated title report dated xx is not showing this  mortgage."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR not hand dated by borrowers"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92655422	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,661.62	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.650%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	21.045%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$186,907.66	Not Applicable	4.500%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows the subject mortgage was originated onXX/XX/XX07 with xx as nominee for xx. which was recorded on xx. There is a break in assignment from xx by xx, as Legal Title Trustee to xx, as nominee for xx., Its Successors, and Assigns.
There is one xx lien found open against the borrower in favor of  xx for the amount of xx which was recorded on XX/XX/XX16.
There are two active civil judgments found open against the borrower as below
First was found in favor of xx. for the amount of xx and second was found in favor of Department of xx for the amount of xx.
2016 combined annual taxes are paid in the amount of xx
No prior years delinquent taxes found. 2017 annual taxes are due in the amount of xx.	The review of the payment history as of dated XX/XX/XX17 shows the borrower is delinquent for 7 months and the next due date was XXX/XX17. Borrower made 5 payments in past 12 months. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XXX/XX17 due date. The UPB per latest payment history reflects in the amount of xx,	Collections Comments:The review of servicing comment states that the loan is active in bankruptcy and the next due date was xx. The borrower made 5 payments in past 12 months. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XXX/XX17 due date. The UPB per latest payment history reflects in the amount of xx.
The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX17. The sale scheduled was completed on 6XX/XX17. The issue for proceeding foreclosure was missing bid. However, the sale set for 6XX/XX17 was cancelled because the borrower filed bankruptcy under xx with the case# xx on xx. The plan was confirmed on 8XX/XX17. As per the amended xx plan, the debtor shall pay to the trustee the amount of xx per month for 60 months. The creditor filed POC onXX/XX/XX17 with a claim amount of xx and arrearage amount of xx. The motion for relief was filed onXX/XX/XX17.
The loan was modified twice since origination. The loan was first modified on XXX/XX09 with a principal balance of xx. As per the modified terms, the borrower promises to pay the new principal balance in the amount of xx at a modified interest rate of 7.000 %  and P&I of xx beginning from 5XX/XX09 till the maturity date 4XX/XX39.
The modification was made onXX/XX/XX11 between Lender Xxx. and xx. As per the modified terms, the borrower promises to pay the new principal balance in the amount of xx at a modified interest rate of 4.500 %  and P&I of xx beginning from 5XX/XX11 till the maturity date XXX/XX38.
The modification is amortized in 4 steps.
As per the hardship datedXX/XX/XX17, the borrower stating that they are separated on xx and the co-borrower xx is live in the property.
As per inspection report datedXX/XX/XX17, the subject property is occupied by an unknown party and no damage or repair found to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The sale scheduled was completed on xx. The issue for proceeding foreclosure was missing bid. However, the sale set for 6XX/XX17 was cancelled because the borrower filed bankruptcy under xx with the case# xx on xx.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the case#xx on xx. The plan was confirmed on xx. As per the amended xx plan, the debtor shall pay to the trustee the amount of xx per month for 60 months. The creditor filed POC on xx with a claim amount of xx and arrearage amount of xx. The motion for relief was filed onXX/XX/XX17.
As per Pacer Notice of Post petition Fees, Expenses, and Charges filed on xx.	This modification agreement was made onXX/XX/XX11 between Lender xx. and xx As per the modified terms, the borrower promises to pay the new principal balance in the amount of xx at a modified interest rate of 4.500 % and P&I of xx beginning from 5XX/XX11 till the maturity date XXX/XX38. The modification is amortized in 4 steps.	Mortgage Insurance	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Referred to Attorney |---| |----| Comment: As per servicing comments, the scheduled was completed on 6XX/XX17. However, tape reflects status of foreclosure as referred to attorney. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per inspection report datedXX/XX/XX17, the subject property is occupied by an unknown party. However, tape reflects Owner : primary home.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX11   Tape Value:XX/XX/XX11   Variance: 6 (Days)   Variance %:    Comment: The doc date of last modification isXX/XX/XX11. However, tape reflectsXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per loan modification agreement, the loan amortization type is step. However, tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.650%   Tape Value: 7.000%   Variance:    Variance %: 2.65%   Comment: As per original note, original stated rate is 9.650%. However, tape reflects 7.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144400   Tape Value: 776765432100   Variance:    Variance %:    Comment: As per latest payment history string is 444432144400. However, tape reflects 776765432100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 004441234444   Tape Value: 001234567677   Variance:    Variance %:    Comment: As per latest payment history string reversed is 004441234444. However, tape reflects 001234567677.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The note has provision of prepayment penalty. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX38   Tape Value: XXX/XX38   Variance: 59 (Days)   Variance %:    Comment: As per original note, the stated maturity date is XXX/XX38. However, tape reflects XXX/XX38.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 251 Tape Value: 246 Variance: 5 Variance %: 0.02% Comment: As per original note, stated remaining terms are 251 months. However, tape reflects 246 months. Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the first lien prohibited fees test.
The loan has fees that are prohibited for this license type.
Prohibited Fees First Lien Test: Loan Data xx, Comparison Data xxx, Variance +xx"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per ProTitle report, there is one IRS lien found open against the borrower in favor of XXX Service for the amount of xx which was recorded on XX/XX/XX16."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing in the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per ProTitle report, there is a break in assignment from XXX XXX, by U.XXX, as Legal XXX xx, as nominee for XXX., Its Successors, and Assigns."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the first lien origination fee test.
The loan charges more than a 1% origination fee (whether from the buyer or the seller).
Origination Fee First Lien Test: Loan Data xx, Comparison Data xx, Variance +xx

This loan failed the origination fee and broker fee test.
																																																																																								The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%. Origination Fee & Broker Fee Test: Loan Data xx, Comparison Data xx, Variance +xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95257126	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,220.87	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	20.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.884%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$123,643.70	Not Applicable	5.250%	xx	XX/XX/XX09	Financial Hardship	As per updated title report dated XX/XX/XX17 the subject mortgage was originated on xx with the lender xx and was recorded on xx

The chain of the assignment is complete. The latest assignment as per updated title is from xx  To xx  By xx, As Legal Title Trustee, Its Successors And Assigns which was recorded on XX/XX/XX16.
No, any active judgment was found in the XXX report.
2016 annual county & school taxes are paid in the amount of xx & xx respectively.
No prior years delinquent taxes found.

The borrower is delinquent for more than 120 days and is next due for XXX/XX16 payment. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date XXX/XX16. The current UPB reflects in the payment history in the amount of xx and the current P&I is xx and PITI is xx.

Collections Comments:Review of the servicing comments and loan file shows that the loan is in active bankruptcy and is next due for 7XX/XX16 payment. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 6XX/XX16.The current unpaid principal balance is in the amount of xx. Current P&I is xx and the current PITI is xx.
The reason for default is a curtailment of income.
The borrower is making payment as per the loan modified onXX/XX/XX09.
The foreclosure was initiated and the file was referred to an attorney on 1XXX/XX15, however, the foreclosure was put on hold as the borrower filed bankruptcy under xx case#xx on XX/XX/XX10 and the plan was confirmed on xx. The plan was discharged on XX/XX/XX16 and file was transferred to loss mitigation. Loss mitigation was ended and foreclosure was restarted on 6XX/XX17, however, the same was put on hold and file was transferred again to loss mitigation and a trail plan of 3 months was offered to the borrower starting from 9XX/XX17, later, loan will get modified on 1XXX/XX17 and UPB will be xxxx2, terms will be 480 months and the new interest rate will be 5.75%, P&I will be xx and PITI will be xx.
As per the BPO report datedXX/XX/XX17, the subject property is occupied by an unknown party and is in good condition and no damages or repairs were noted, however as per latest comment, the subject property is owner-occupied.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx, however, the foreclosure was put on hold as the borrower filed bankruptcy under xx case#xx on xx and the plan was confirmed on xx. The plan was discharged on xx and file was transferred to loss mitigation. Loss mitigation was ended and foreclosure was restarted on xx, however, the same was put on hold and file was transferred again to loss mitigation and a trail plan of 3 months was offered to the borrower starting from 9XX/XX17.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx on XX/XX/XX10 and the plan was confirmed on XX/XX/XX11. The plan was discharged on xx.	The Loan modification agreement was made on XX/XX/XX09, between the borrower xx and lender xx a subsidiary of xx.
The borrower had promised to make the monthly payment of xx  with the rate of interest 5.250% and with P&I of xx starting from XX/XX/XX09 till the maturity date  XX/XX/XX49.
The new principle balance stated in the Modification is xx, and the interest-bearing amount is xx.

As per the given document in loan files located on pg-xx, There is an important Notice Regarding Modification, The correct Principal and Intrest payment is Less than the amount listed in the original agreement, and this letter will serve as a correction to the modification.

Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy is in the loan file however the tape data reflects No . Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the collection comments, the foreclosure was initiated and the file was referred to an attorney on 1XXX/XX15, however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX09   Tape Value: 9XX/XX09   Variance: 35 (Days)   Variance %:    Comment: As per the modification agreement load was modified onXX/XX/XX09, however, the tape data reflects 9XX/XX09.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX07   Tape Value: 1XXX/XX09   Variance: 853 (Days)   Variance %:    Comment: As per the Note First Payment Date is XX/XX/XX09 however the tape data reflects XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the Payment History String is 44444444444 however the tape data reflects 999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the Payment History Reversed String is 44444444444 however the tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  XXX   Tape Value:  XXX  Variance:    Variance %:    Comment: As per the Note Property Address Street is xx  however the tape data reflects XXX.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: xx Tape Value: xx Variance: 20 Variance %: 0.05% Comment: Stated Remaining Term is 404 however the tape data reflects 384. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "The Available servicing comments from date XX/XX/XX16 to XX/XX/XX17 which is incomplete. However, we require the latest 24 months collection comments. Comments are missing from XX/XX/XX15 to XXX/XX16."	* Property Damage (Lvl 2) "As per servicing comment datedXX/XX/XX17 shows hurricane damage flooding. However, no amount of damage is mentioned. Also, there is no comment which shows damage has been repaired or not."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64778457	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,064.09	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	xx	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	41.127%	First	Final policy	Not Applicable	xx	XX/XX/XX11	$213,256.36	Not Applicable	2.500%	xx	XX/XX/XX11	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XX07 in the favor of xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx, By xx As Legal Title Trustee which was recorded on xx.
There is one junior mortgage against the subject property in the favor of xx in the amount of xx which was recorded on xx.
2017-2018 1st and 2nd installment of county taxes were paid in the total amount of xx and 3rd and 4th installment of county taxes are due in the total amount of xx.
No prior years delinquent taxes are found.

As per review of the payment history till XX/XX/XX17, the borrower is currently delinquent for 5 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The borrower has made 7 payments in the last 12 months. UPB reflected in the latest payment history is in the amount of xx	Collections Comments:The loan is currently in active bankruptcy and is due for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The borrower has made 7 payments in the last 12 months. UPB reflected in the latest payment history is in the amount of xx.
The reason for default is not provided in the collection comment. The loan has been modified once since the origination.
The forbearance plan was offered to the borrower on XX/XX/XX09 with six payments in the amount of xx beginning from XX/XX/XX09 to XX/XX/XX10. The borrower has made all these payments.
 The loan was modified on XX/XX/XX11. The new modified principal balance per modification is in the amount of xx with step interest rate starting at 2.50% and borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX11. The maturity date reflects per modification is xx. The loan was modified with 4 steps.
As per review of the loan file and servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx. Thereafter, the foreclosure was put hold because of mediation program which was held on xx. Later on, the foreclosure was resumed though the date is not mentioned in the collection comment.
As per notice of trustee's sale, the sale was scheduled on XX/XX/XX14 at 10.00 am in the front of the entrance of Nevada Legal News. However, the foreclosure was put on hold because the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx.
As per inspection report dated xx, the subject property is occupied by an unknown party and is in good condition. As per latest servicing comment, no damage pertaining to the subject property was observed.

Foreclosure Comments:As per review of the loan file and servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx. Thereafter, the foreclosure was put hold because of mediation program which was held on xx. Later on, the foreclosure was resumed though the date is not mentioned in the collection comment.
As per notice of trustee's sale, the sale was scheduled on xx at 10.00 am in front of the entrance of xxHowever, the foreclosure was put on hold because the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX16.

Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx.
As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months period commencing from XX/XX/XX14 for the total amount of xx.
The notice of mortgage payment change was filed on XX/XX/XX17. The new payment will be in the amount of xx which will be due from XX/XX/XX17.
This modification agreement was made between the borrower xx on XX/XX/XX11.
The new modified principal balance per modification is in the amount of xx with step interest rate starting at 2.50% and borrower promises to pay P&I in the amount of xx beginning on XX/XX/XX11. The maturity date reflects per modification is XX/XX/XX37. The loan was modified with 4 steps.
The modification agreement doesn't contain balloon provision.
Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER, the borrower had filed bankruptcy under xx with the case # XXX on XX/XX/XX14 and the plan was confirmed on XX/XX/XX16. However, tape reflects status as proof of claim-filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Sale Publication   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per notice of trustee's sale, the sale was scheduled on XX/XX/XX14. However, tape reflects status as referred to an attorney.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX11   Tape Value: 4XX/XX11   Variance: 8 (Days)   Variance %:    Comment: As per modification document, the loan was modified on XX/XX/XX11. However, tape reflects XX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, the loan contains interest only period of 120 months. However, tape reflects status as No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per note, loan amortix=zation type is fixed. However, tape reflects as step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX11   Tape Value: XXX/XX18   Variance: 2526 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is XX/XX/XX11. However, tape reflects XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.5%   Tape Value: 4.8%   Variance:    Variance %: -2.25%   Comment: As per modification agreement, the mod step 1 rate is 2.5%. However, tape reflects rate as 4.750%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx  Tape Value: xx   Variance: -5 (Days)   Variance %:    Comment: As per note, the loan was originated on XX/XX/XX07. However, tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 556667779989   Variance:    Variance %:    Comment: As per latest payment history, string is 443214444444. However, tape reflects 556667779989.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 989977766655   Variance:    Variance %:    Comment: As per latest payment history, string reversed is 444444412344. However, tape reflects 989977766655.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 238   Tape Value: 233   Variance: 5   Variance %: 0.02%   Comment: As per note, stated remaining term is 240. However, tape reflects 233.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per PUD rider available in the mortgage, the subject property type is PUD. However, tape reflects as single family. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment found regarding a cram down.

As per appraisal at the time of origination dated XXX/XX07 the appraised value of subject property was xx As per POC datedXX/XX/XX15 the claim amount was xx and as per property inspection report ordered by bankruptcy court located under xx" the property value is xx the net property value has been decreased by xx."
																																																																																							* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17 in the loan file. However, the comment history is missing from xx as we require latest 24 months comment history."	* Settlement date is different from note date (Lvl 2) "As per final HUD-1, the settlement date is XX/XX/XX07 which is 6 days after the note date XX/XX/XX17."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68496539	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$1,212.61	$4,839.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx and was recorded on 4XX/XX04.
The chain of assignment is complete. Currently the assignment is withxx
No active judgments or liens found.
2017 annual combined taxes were due in the amount of xx till due date 7XX/XX17, hence this are now become delinquent.
2017 annual school taxes are due in the amount of xx till due date XX/XX/XX17.
Review of the latest payment history shows that the borrower is deliquent for more than 120 days and is next due for 7XX/XX16 payments.
The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 6XX/XX12. The current UPB is in the amount of xx and the current P&I is xx.	Collections Comments:Review of the servicing comments and loan file shows that the loan is in active bankruptcy and is next due for 7XX/XX16 payments.
The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 6XX/XX12. The current UPB is in the amount of xx and the current P&I is xx.
The reason for default is not mentioned in comments history.
Foreclosure was initiated and the file was referred to an attorney on xx and complaint was filed on xx and later foreclosure was put on hold as the borrower filed on xx under xx case#xx and plan was confirmed onXX/XX/XX16.
As per amended xx plan, the debtor shall pay xx to the Trustee stating 6XX/XX16 for approximately 52 months.
A new POC was filed on 4XX/XX16 and the amount of claim was xx and the amount of Arrearage  Is xx.
As per the BPO report datedXX/XX/XX17, the subject property is owner occupied and is in average condition and no damages or repairs were noted.

Foreclosure Comments:Foreclosure was initiated and the file was referred to an attorney on xx and complaint was filed on xx and judgment was enetered on xx.  Later foreclosure was put on hold as the borrower filed bankruptcy on xx under xx case#xx and plan was confirmed onXX/XX/XX16.
Bankruptcy Comments:Review of the bankruptcy shows that the borrower filed bankruptcy onXX/XX/XX15 under xx case#xx and plan was confirmed onXX/XX/XX16.
As per amended xx plan, the debtor shall pay xx to the Trustee starating 6XX/XX16 for approximately 52 months.
A new POC was filed on xx and the amount of claim was xx and the amount of Arrearage Is xx.	Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Review of the bankruptcy shows that the borrower filed bankruptcy onXX/XX/XX15 under xx case#xx, however, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: Review of the bankruptcy shows that the current bankruptcy status is Plan Confirmed(ch. 11, 13), however, the tape data shows Discharged.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: -2 (Days)   Variance %:    Comment: As per Note, original note doc date isXX/XX/XX04, however, the tape data reflectsXX/XX/XX04.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history, the string is 444444444444, however, the tape data reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history, the string reversed is 444444444444, however, the tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per the Final application, purpose of the refinance is Cash out-other, however, the tape data reflects Lower rate and term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per Hud-1, the purpose of transaction is Cash-out, however, the tape data reflects Refinance.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 94 Tape Value: 79 Variance: 15 Variance %: 0.19% Comment: As per the Note, stated remaining terms are 94 months, however, the tape data reflects 79. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17. We require latest 24 month comments history. Comments history is missing from XX/XX/XX15 to XX/XX/XX16."	* Title Review shows outstanding delinquent taxes (Lvl 2) "As per updated title report, 2017 annual combined taxes were due in the amount of xx till due date 7XX/XX17, hence this taxes are considered as delinquent."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55861758	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,261.65	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated XX/XX/XX08 is with xx as a nominee for xx. The chain of assignment is completed with xx, As Legal Title Trustee currently.
There is a civil judgment in the amount of xx in the favor of xx recorded on XX/XX/XX14.
The taxes for the year 2017 4th half are due in the amount of xx and the year 2017 Utilities 4th half overpayment amount is xxo prior years delinquent taxes were found.
The updated title report comments state that the date or amount is inaccurate or wrong on data tape.	Review of the payment history states that the borrower has been delinquent for more than 22 months. The last payment was received in the amount of xx which was applied to due date 1XXX/XX15 ,and the next due date is 1XXX/XX15. Current UPB reflects in the amount of xx	Collections Comments:The loan is delinquent for more than 22 months currently. The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on xx. Foreclosure was initiated in the loan and was put on hold due to bankruptcy.
The last payment was received in the amount of xx which was applied to due date 1XXX/XX15 ,and the next due date is 1XXX/XX15. Current UPB reflects in the amount of xx.
The updated title report states that there is a civil judgment and the taxes for the year 201 7 4th half are due.
The occupancy is occupied by an unknown party and no damages were found as per the inspection report dated XX/XX/XX17.

Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy. There is a Notice of Lis Pendens filed on xx. As per the comment dated xx, the judgment entered on XX/XX/XX16.
Bankruptcy Comments:The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on xx.  The Notice of Payment Change dated XX/XX/XX17 states that the date of payment change is XX/XX/XX17 and the new total payment is xx. As per the xx plan, the debtor shall pay xx per month for 60 months to the trustee.
The POC dated xx states that the POC amount is xx and the amount of arrearage is xx.
The Transfer of Claim Other Than For Security filed on XX/XX/XX16 states that the name of the Transferee is xx and the name of transferor is xxx, and the amount of claim is xx. Date of last filing date per case summary is XX/XX/XX17.	Not Applicable	Field: Borrower Last Name Loan Value: XXX Tape Value: XXX |---| |----| Comment: No Discrepancy.&#xxD; Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Requested   Variance:    Variance %:    Comment: As per the bankruptcy, the plan was confirmed.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the property inspection report, the occupancy is occupied by an unknown party.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: 6 (Days)   Variance %:    Comment: As per the note, the doc date is XX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note city is  XXX   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 267 Tape Value: 245 Variance: 22 Variance %: 0.09% Comment: As per the note remaining term is XXX. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX15 to XX/XX/XX16 as the latest 24 months comments are required."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower." * TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45378230	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$495.57	$2,320.13	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx as nominee for xx. which was recorded on xx.
The chain of the assignment is complete. Latest assignment is from xx, As Legal Title Trustee which was recorded on XXX/XX17.
The subject mortgage is in first lien position.
There is one junior mortgage in the favor of xx as Nominee for xx. in the amount of xx  which was recorded on XX/XX/XX07.
Three junior Civil judgment against the borrower xx and xx which are mentioned as below.
The first civil judgment is in the favor of xx in the amount of xx  which was recorded onXX/XX/XX13.
The second civil judgment is in the favor of xx in the amount of xx which was recorded onXX/XX/XX15.
The third civil judgment is in the favor of xx in the amount of xx which was recorded onXX/XX/XX16.
Annual town taxes for the year 2017 is delinquent in the amount of xx which was due on 7XX/XX17 and also annual county taxes for the year 2017  is delinquent in the amount of xx which was due on 7XX/XX17.
Annual school taxes for the year 2017  is due in the amount of xx until 1XXX/XX17.
No prior years delinquent taxes are found.
As per the review of payment history, the borrower is currently delinquent with the loan for more than 120 days and next due date is XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx which was applied to 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx

Collections Comments:The loan is in active bankruptcy and is due for XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx which was applied to 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx.
The reason for default is a failure in their business.
The loan has never been modified since origination. The borrower is making payments as per note terms. The loan modification agreement datedXX/XX/XX14 found in the loan file located at xx. As per  this agreement UPB is in the amount of xx. However, the agreement is not executed by the borrower.
As per the review of the servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx and the complaint was filed with case#xx on xx. The judgment was entered on xx. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with the Case # xx on xx and the plan was confirmed on xx. The foreclosure is still on hold.  No further information has been found.
As per property inspection report datedXX/XX/XX17 the subject property is occupied by an unknown party and in good condition. No comments pertaining damage to the property were observed.

Foreclosure Comments:As per the review of the servicing comments, the foreclosure was initiated. The file was referred to an attorney onXX/XX/XX14 and the complaint was filed with case#xx on 9XX/XX14. The service was completed onXX/XX/XX14. The judgment was entered onXX/XX/XX15. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with the Case # xx on 6XX/XX15 and the plan was confirmed onXX/XX/XX16. The foreclosure is still on hold.  No further information has been found.
Bankruptcy Comments:As per the review of PACER report the borrower had filed bankruptcy under xx with the Case #xx on 6XX/XX15. The POC was filed onXX/XX/XX15 for the amount of claim xx and the amount of arrearage is xxhe plan was confirmed on XX/XX/XX16. As per this plan, the debtor shall pay the payment of xx from August 2015 until April 2016 and xx from May 2016 until August 2020. The total payment is in the amount of xx. As per Notice of mortgage payment change dated XXX/XX17 the new total payment is in the amount of xx which was due from XXX/XX17.	Not Applicable	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per pacer, current bankruptcy status is plan Confirmed, however, tape data reflects Proof of Claim - Filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per property inspection report datedXX/XX/XX17 the subject property is occupied by an unknown party. However, tape data relects Owner(or Former):Primary Home. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX07   Tape Value: XX/XX/XX07   Variance: -5 (Days)   Variance %:    Comment: As per note, original note doc date is XX/XX/XX07, however, tape data reflects XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444432144444, however, tape data reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string reversed is 444123444444, however, tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, property address street is  XXX, however, tape data reflects  XXX   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 251   Tape Value: 242   Variance: 9   Variance %: 0.04%   Comment: As per note, stated remaining term is 251, however, tape data reflects 242.   Tape Source: Initial   Tape Type:
																																																																																				Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per mortgage there is a PUD rider, hence, the subject property type is PUD, however, tape data reflects Single Family. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "The comment history is available from 1XXX/XX16 till XX/XX/XX17. However, we require latest 24 months of comment history. The comment history is missing from 1XXX/XX15 till 1XXX/XX16."	* Title Review shows outstanding delinquent taxes (Lvl 2) "As per XXX Report dated XX/XX/XX17, annual town taxes for the year 2017 is delinquent in the amount of xxxx which was due on 7XX/XX17 and also annual county taxes for the year 2017 is delinquent in the amount of xx which was due on 7XX/XX17."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3653089	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$4,326.59	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	No Verification of Stated Income	No	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17 shows the loan was originated on xx with xx.
The chain of assignment is incomplete as there is a break in chain of assignment from xx to xx.
Review of updated title report dated XX/XX/XX17 shows the subject mortgage was with xx. recorded was xx, there is 2nd mortgage in the favor of xx. in amount of xx recorded on XX/XX/XX05.Current taxes has xx.	The review of payment history shows that the loan is due for 6XX/XX15 payment. The last payment was received onXX/XX/XX17 which was applied for the due date 5XX/XX15 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Collections Comments:The review of collection comments states that, the loan is in active bankruptcy and due for 6XX/XX15 payment.
Foreclosure was initialed in 2016 and a sale was scheduled for 7XX/XX17. However, FC was placed on hold as the borrower filed the bankruptcy on xx with the xx under xx.
Borrower filed bankruptcy under the xx Case #xx on xx. The plan was confirmed on xx.
POC was filed on 8XX/XX17 with POC amount of xx. Arrearage is in the amount of xx.
The last payment was received onXX/XX/XX17 which was applied for the due date 5XX/XX15 in the amount of xx. The current unpaid principal balance is in the amount of xx.
The property is occupied by owner and no damage noted to the subject property.
Foreclosure Comments:As per collection comments, foreclosure was initialed in 2016 and a sale was scheduled for 7XX/XX17. However, FC was placed on hold as the borrower filed the bankruptcy on XX/XX/XX16 with the case# xx under xx.
Currently, FC is on hold due to active bankruptcy.
Bankruptcy Comments:Borrower filed bankruptcy under the xx Case #xx on xx. The plan was confirmed on xx.
POC was filed on 8XX/XX17 with POC amount of xx. Arrearage is in the amount of xx. The Order to Reset Modification filed on XX/XX/XX17 states that the hearing of modification of the debtor's xx plan is continued until 1XXX/XX17.
Not Applicable	Origination Appraisal	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current BK status Plan Confirmed (Ch. 11, 13) ,however tape data is showing Proof of Claim-Filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current FC Status is Awaiting sale ,however tape data is showing Referred to attorney .   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX05   Tape Value: XX/XX/XX05   Variance: -12 (Days)   Variance %:    Comment: Original Note Doc Date XX/XX/XX05 ,however tape data is showing XX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String 999999999999 , however tape data is showing 4444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String Reversed 4444444444444 , however tape data is showing 999999999999   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX Variance:    Variance %:    Comment: Property Address Street XXX ,however tape data is showing 717  XXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: xx   Tape Value: xx   Variance: 189 (Days)   Variance %:    Comment: Referral date is 1XXX/XX16 ,however tape data is showingXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 247   Tape Value: 219   Variance: 28   Variance %: 0.13%   Comment: Stated Remaining Term 247 however tape data is showing 219 .   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to XX/XX/XX17. As we required latest 24 months comments for review, the comments are missing from 1XXX/XX15 to XX/XX/XX16."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by all the borrowers."
* Deceased Borrower(s) (Lvl 3) "As per comment dated 4XX/XX17, the borrower XXX was deceased. However, there is no death certificate available in the loan file."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of assignment is incomplete as there is a break in chain of assignment from xx to MRES, nominee for xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90998773	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,444.28	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$157,400.81	Not Applicable	5.625%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was with “xx”. As per Updated Title, there is no gap between assignments.
There is one Active Judgment and Lien is pending against the borrower.
1) There is a Civil Judgment of xx against the borrower xx in the amount of xx recorded on XX/XX/XX14.
2017 year taxes are due in the amount of xx. No prior years delinquent taxes are found. The 2018 year taxes are due in the cumulative amount of xx.	The Payment History dated XX/XX/XX17 reveals that the borrower has been the delinquent from 9XX/XX17 to till date. The delinquency has been done for more than 1 month. The last payment was received onXX/XX/XX17 which was applied for the due date 8XX/XX17.
The current unpaid principal balance is in the amount of xx
Borrower is paying as per modification dated 7XX/XX14.	Collections Comments:The Collection Comments datedXX/XX/XX17 reveals that the borrower has been the delinquent from 9XX/XX17 to till date. The delinquency has been done for more than 1 month. The last payment was received onXX/XX/XX17 which was applied for the due date 8XX/XX17.
The current unpaid principal balance is in the amount of xx. Borrower is paying as per modification dated 7XX/XX14.
As per Collection Comments, Foreclosure was initiated in 2015 and a sale was scheduled for XXX/XX17. After that borrower filed the bankruptcy and foreclosure was put on hold. The bankruptcy was filed onXX/XX/XX16 with the xx under xx and plan got confirmed onXX/XX/XX16. The lender also filed POC datedXX/XX/XX16 and POC amount is xx. As per collections Post petition the due date is XXX/XX16. Arrearage is in the amount of xx.
There are no damages and repairs reported in the servicing comments.
Foreclosure Comments:As per Collection Comments, Foreclosure was initiated in xx and a sale was scheduled for xx. After that borrower filed the bankruptcy and foreclosure was put on hold. The bankruptcy was filed on xx with the case #xx under xx.
Bankruptcy Comments:Borrower filed Bankruptcy under the xx Case #xx on xx and plan got confirmed onXX/XX/XX16. The lender also filed POC dated xx and POC amount is xx. As per collections Post petition the due date is XXX/XX16. Arrearage is in the amount of xx.	The loan modification agreement was made between xx xx on 7XX/XX14. The first modified payment still due for the date 7XX/XX14 and the new maturity date will be 6XX/XX50. The new Modified Unpaid Principal Balance is xx. There is no any Deferred Balance the Interest Bearing amount is xx.
The modification rate would be 5.625% and modified P&I is xx.	Credit Application	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER current BK status is Plan Confirmed, however tape reflects as POC filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per collection comments current FC status is Awaiting Sale, however tape reflects as Referred to Attorney.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value:XX/XX/XX14   Variance: 19 (Days)   Variance %:    Comment: As per loan data doc date of last mod isXX/XX/XX14, however tape reflects asXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per loan data Mortgage cert doc status is N/A, however tate reflects as No.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX03   Variance: -6 (Days)   Variance %:    Comment: As per loan data Original Note doc date isXX/XX/XX03, however tape reflects asXX/XX/XX03.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 112343444444   Tape Value: 143556566999   Variance:    Variance %:    Comment: As per loan data payment history string is 112343444444, however tape reflects as 143556566999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444343211   Tape Value: 999665635341   Variance:    Variance %:    Comment: As per loan data payment history string reversed is 444444343211, however tape reflects as 999665635341.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX15   Tape Value:XX/XX/XX15   Variance: -1 (Days)   Variance %:    Comment: As per loan data FC referral date isXX/XX/XX15, however tape reflects asXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 442 Tape Value: 441 Variance: 1 Variance %: 0.00% Comment: As per loan data stated remaining term is 442, however tape reflects as 441. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment History is available from 1XXX/XX16 tillXX/XX/XX17 (for 12 months). However, required latest 24 months comment history. Comments are missing fromXX/XX/XX15 till 1XXX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per Voluntary Petition datedXX/XX/XX16, total claim amount of xx is in Unsecured Portion. However, as per POC dated XX/XX/XX16 there is no unsecured portion of claim. Collection comments also don't show any unsecured claim or any Cram Down."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by all the borrowers."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction dateXX/XX/XX03 is different from Note DateXX/XX/XX03."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test failed for Finance Charge Test. As per loan data Finance Charge is xx, however Comparison data is xx and Variance is -xx.
XXX TILA Test failed for Foreclosure Rescission Finance Charge Test. As per loan data Foreclosure Rescission Finance Charge is xx, however Comparison data is xx and Variance is -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is 'Moderate' due to TILA failed for Finance Charge Test and Foreclosure Rescission Finance Charge Test."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file"
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Final HUD-1, settlement date is 6XX/XX03 different than Note DateXX/XX/XX03."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41017758	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$6,644.78	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$183,108.45	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	As per the review of the title dated XX/XX/XX17, the Subject mortgage was originated on xx with xx. The chain of assignment is complete. Currently, the assignment is with xx.
There is one prior mortgage found in the amount of xx for the favor of xx which is recorded onXX/XX/XX88.
As per updated title report county taxes for the year of 2016, 1st and 2nd installment was paid in the amount of xx. There is no prior years delinquent taxes found.	As per the review of payment history shows that the borrower is currently delinquent for 9 months. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX16. The next due date is XX/XX/XX17. The UPB is reflected in the payment history for the amount of xx	Collections Comments:As per the servicing comments, the loan is in active bankruptcy. The last payment was received onXX/XX/XX17 in the amount of xx. The UPB is reflected in the payment history for the amount of xx. The borrower had filed bankruptcy under xx with case #xx on xx. The plan was confirmed on xx. As per modified xx plan, the debtor shall pay to trustee the sum of xx monthly for 60 months. The POC was filed onXX/XX/XX15, the POC amount of xx and total arrearage is xx. Foreclosure was initiated and referred to attorney onXX/XX/XX14 The notice of foreclosure was filed onXX/XX/XX14 and judgment was entered on 1XXX/XX14. Foreclosure was put on hold because of the borrower had filed bankruptcy onXX/XX/XX15. The reason for default is unable to determine. The loan was modified onXX/XX/XX13. Borrower is making his payments as per the modification agreement. As per the property inspection report dated 9XX/XX17, the property is occupied by the unknown party and is in good condition. No damage and repairs are found.
Foreclosure Comments:Available servicing comment and documents in file reveals foreclosure was initialed in loan by filing compliant xx by attorney. xx of foreclosure was filling dated onXX/XX/XX14 And the judgment was entered on 1XXX/XX14. In between FC process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower onXX/XX/XX13 FC process currently went on hold. No further details available.

Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx. The plan was confirmed on xx. As per modified xx plan, the debtor shall pay to trustee the sum of xx monthly for 60 months. The POC was filed onXX/XX/XX15, the POC amount of xx and total arrearage is xx	This modification agreement was made between xx, and Borrower xx on XX/XX/XX13. As per the modified term, the new principal balance xx. Borrower promises to pay xx monthly with modified interest rate of 4.00% beginning from 7XX/XX13 with a maturity date of xx.	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per Pacer report, The current status is plan confirmed chapter. 11.13, however, tape reflects proof of claim filed Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the property inspection report dated 9XX/XX17, the property is occupied by the unknown party, however, tape reflects primary home.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX13   Tape Value: 7XX/XX13   Variance: 21 (Days)   Variance %:    Comment: As per the modification agreement, the doc date of last modification isXX/XX/XX13, however, tape reflects 7XX/XX13   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.15%   Comment: As per the appraisal report, the appraisal value is xxX, however, tape reflects xxX, XXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX03   Tape Value: XX/XX/XX03   Variance: 11 (Days)   Variance %:    Comment: As per the note, the note doc date is 1XXX/XX03, however, tape reflects XX/XX/XX03   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history, the string is 444444321444, however, tape reflects 999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history, the string reversed is 444123444444, however, tape reflects 999999999999   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 438 Tape Value: 429 Variance: 9 Variance %: 0.02% Comment: As per the stated remaining term is 438, however, tape reflects 429 term Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report dated XX/XX/XX17, The subject mortgage is in second lien position, as there is one open mortgage in the amount of xx in favor of XXX dated on 5XX/XX88 and recorded onXX/XX/XX88 Subject Mortgage is executed on 1XXX/XX03 and the recorded on 1XXX/XX03. No satisfaction or release document was found in the loan file stating the prior mortgage has been released. HUD-1 / Settlement statement shows payoff to XXX in the amount of xx. As per the Final Title Policy, schedule B does not show any exception for prior Mortgage and Liens."
* Title Review shows major title concern (Lvl 3)     "As per updated title report  there is one open mortgage in the amount of xx in favor of Crown mortgage Co dated on 5XX/XX88 and recorded onXX/XX/XX88 Subject Mortgage is executed on 1XXX/XX03 and the recorded on 1XXX/XX03.  No satisfaction or release document was found in the loan file stating the prior mortgage has been released.  HUD-1 / Settlement statement shows payoff to xx  in the amount of xx. As per the XXX, schedule B does not show any exception for prior Mortgage and Liens."
* Comment history is incomplete (Lvl 3)     "Comment history is available from 1XXX/XX16 toXX/XX/XX17. Comment history is missing from 1XXX/XX15 toXX/XX/XX16. We require latest 24 months comment history."
* Title issue (Lvl 3) "Name of insured is not mentions in the final title policy."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test
TILA Finance Charge Test: FAIL xx xx -xx"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9469048	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$349.00	$2,037.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX15	$191,596.70	Not Applicable	4.500%	xx	XX/XX/XX15	Financial Hardship	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was with xx. and was recorded on xx, The mortgage was re-recorded on xx.
The chain of the assignment is complete. The latest assignment was done from xx by, xx, to  xx, As Legal Title Trustee which was recorded on XXX/XX17.
There is a state tax lien (tax warrant) against the borrower xx which was recorded on 1XXX/XX13, in the favor of  xx in the amount of  tax amount is not specified.
2016 county annual taxes are paid in the amount of xx and City annual taxes for 2016 are delinquent in the amount of xx.	Review of payment history shows loan is delinquent for more than 120+ days and next due date is 4XX/XX17. The last payment was received on 8XX/XX17 in the amount xx with rate of interest 4.500%. The UPB was reflected in the amount of xx. Borrower make payment as per loan modification agreement.	Collections Comments:As per the review of servicing comments, the loan is currently in active bankruptcy. The loan is due for 4XX/XX17 payment.
As per comments, the FC was referred to an attorney on XXX/XX16. Latest comments stating that the sale was scheduled on XX/XX/XX16 however, it was canceled due to the filing of bankruptcy under xx with the case# xx on 4XX/XX16.
The borrower has filed bankruptcy under xx with the case #  xx on xx. The plan was confirmed on xx.
The debtor shall pay, the total amount of xx to the xx Trustee, for the period of 60  months. The lender had filed POC on  8XX/XX16 with the POC amount of xx and amount of arrearage is xx.
The UPB is reflected in the amount of xxx and borrower is paying as per latest modification.
The reason for default as per servicing comments is the curtailment in income. The review of financial hardship document states that the borrower xx has encountered a loss in the automobile business.  So the borrower was unable to make regular payments.
 Review of comments reveals that the borrower wants to keep the property and as per servicing comments dated 1XXX/XX16 the loss mitigation plan was started on XX/XX/XX16.  However, as per the available records, the borrower is willing to pay the loan.
As per property Inspection Report onXX/XX/XX17, the property is occupied by the unknown party. No damage is found to the property and property is in good condition.
Foreclosure Comments:As per comments, the FC was referred to an attorney on xx. Latest comments stating that the sale was scheduled on xx however, it was canceled due to the filing of bankruptcy under xx with the case#  xx on xx.
Currently FC is on hold due to active bankruptcy.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the case #  xx on xx. The plan was confirmed on xx.
The debtor shall pay, the total amount of xx to the xx Trustee, for the period of 60 months. The lender had filed POC on 8XX/XX16 with the POC amount of xx and amount of arrearage is xx.	The loan modification agreement was made between borrower xx and xx, Inc Loan Servicer for xx on xx. As per the modified terms, the new principal balance is xx. New payment started on XXX/XX15 and borrower promised to pay xx monthly with a modified interest rate of 4.500 % with a new maturity date of XXX/XX55.	Title Policy	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As PACER borrower has filed bankruptcy. However tape data reflects no bankruptcy was filed Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER report, the current bankruptcy status is Plan Confirmed. However, the tape data reflects plan was discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the BPO report the property is occupied by the unknown party.However tape data reflects property is occupied by owner.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX15   Tape Value:XX/XX/XX15   Variance: 14 (Days)   Variance %:    Comment: As per modification agreement, the last modified onXX/XX/XX15. However, the tape data reflects onXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -8 (Days)   Variance %:    Comment: As per Note document loan originated onXX/XX/XX06. However, tape data reflects thatXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 655999999999   Variance:    Variance %:    Comment: As per the payment history string 4444444444444. However tape data reflects 6559999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 999999959556   Variance:    Variance %:    Comment: As per the payment history string reversed 4444444444444. However tape data reflects 999999999959556.   Tape Source: Initial   Tape Type:
Field: Property  XXX However tape data reflects  XXX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinancing is Cash Out -Other. However, the tape data reflects lower rate or term .   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1, the purpose of the transaction is Cash Out. However, the tape data reflects Refinance .   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 455 Tape Value: 449 Variance: 6 Variance %: 0.01% Comment: As per the modification document the stated remaining term is 455 months. but tape reflects that 449 months. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the schedule-D in Voluntary petition the amount of unsecured claim is xx out of total claim xx. However, there is no any comment found regarding the property had a cram down."
* Title policy missing (Lvl 3)     "Final title policy at the time of origination is missing from the loan file. Values are considered from the title commitment. Also, there is a title guarantee available in the loan file dated xx."
* Comment history is incomplete (Lvl 3) "Collection comments are available from 1XXX/XX16 toXX/XX/XX17. Comment history is missing from 1XXX/XX15 to 1XXX/XX16 as we require latest 24 months collection comments for review."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the state regulation for brokerage/finder fee test. Loan data is xx and comparison data is xx, hence the variance is +xx.
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the XXX Rules and Regulations, brokerage fee is synonymous with finder fee.
Any brokerage/finder fee of more than 2% of the principal amount of the loan will be presumed to be unfair and unreasonable and shall be grounds to revoke the license or registration of such licensee or registrant, unless such licensee or registrant can provide evidence showing that such fee constitutes fair and reasonable compensation."
* State Tax Judgment (Lvl 2)     "As per updated title report, there is one state tax lien (tax warrant) against the borrower xx which was recorded on 1XXX/XX13 in favor of xx in the amount of xxhe tax amount is not specified."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the updated title report, 2016, City annual taxes are delinquent for date XX/XX/XX16 in the amount of xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the state regulation for brokerage/finder fee test."
																																																																																								* Incorrect Property address on Note Document. (Lvl 2) "The property address mentioned on the note is "XXXXe" however, it was corrected in the re-recorded mortgage as "xx". Other documents are also showing the property address as "xx"."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62037644	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,108.88	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.018%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the XXX report dated XX/XX/XX07, the subject mortgage was originated on xx and was recorded on xx, in the favor of xx and in the amount of xx.
The chain of assignment is complete. The latest assignment was done from the xx to xx, By xx was recorded on XX/XX/XX17.
There is one junior mortgage open against the subject property in the amount of xx which was originated on XX/XX/XX07 and was recorded on XX/XX/XX07, in the favor of xx.
No judgment & lien are found open against the borrower.
The 2017-2018 1st installment of county taxes are due in the amount of xx and the borrower has to pay before XX/XX/XX17. The 2017-2018 2nd installment of county taxes are due in the amount of xx and the borrower has to pay before XX/XX/XX18. No prior years delinquent taxes are found.
As per the payment history, the borrower is delinquent for more than 14 months and is next due for XX/XX/XX16. The last payment was received onXX/XX/XX17, the P&I is xx with interest rate 6.625%, which was applied on 7XX/XX16. The new UPB is reflected in the amount of xx.

Collections Comments:As per the review of collection comment, the borrower is delinquent for more than 14 months and is due for XX/XX/XX16. The borrower is active in bankruptcy.Foreclosure was initiated on the loan and as per the comment dated XX/XX/XX16, foreclosure was referred to an attorney on XX/XX/XX14. As per the bidding instruction document, the foreclosure sale was scheduled on XX/XX/XX14. However, the foreclosure was put on hold because of the bankruptcy filed by the borrower on XX/XX/XX15 with reference case #xx under xx plan.
The reason for default is not mentioned in the collection comment.
The loan has not been modified since origination. The borrower is making payment as per the note in the amount of xx at the rate of interest 6.625%.
As per the collection comment dated XX/XX/XX17, the subject property is owner-occupied. However, as per the BPO report dated XX/XX/XX17, the subject property is occupied by an unknown party. The property is in good condition. No repair or damage was found in the BPO report as well as in the collection comment.

Foreclosure Comments:Foreclosure was initiated on the loan and foreclosure was referred to an attorney on XX/XX/XX14. As per the bidding instruction document, the foreclosure sale was scheduled on XX/XX/XX14. However, the foreclosure was put on hold because of the bankruptcy filed by the borrower on XX/XX/XX15.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #XX on XXX/XX15. The plan was confirmed onXX/XX/XX15. Under xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months for the total amount of xx.
The Proof of Claim was filed onXX/XX/XX15. The total amount of claim is xx and amount of arrearage is xx.
Not Applicable	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Referred to Attorney |---| |----| Comment: As per pro updated title report, the current foreclosure status is Complaint fileed. However, the tape data reflects Referred to attorney. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xx   Variance %: 0.25%   Comment: As per appraisal report, the original appraisal value is xxXHowever, the tape data reflects xxxxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX02   Tape Value:XX/XX/XX02   Variance: 4 (Days)   Variance %:    Comment: The original note date isXX/XX/XX02. However, the tape data reflects onXX/XX/XX02.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history string is 44444444444. However, the tape data reflects string is 9999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444. However, the tape data reflects string is 9999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX Tape Value:  XXX   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinancing is Debt Consolidation. However, the tape data reflects Cash Out -Other.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 194 Tape Value: 180 Variance: 14 Variance %: 0.08% Comment: As per note, the stated remaining terms are 194 months. However, the tape data reflects 180 months.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 to XX/XX/XX17, which is for 12 months. However, comment history is missing from 1XXX/XX15 to 1XXX/XX16, as we require latest 24 months comment history."	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance ease risk indicator is moderate, as TILA finance and recession finance charge is failed."
* Settlement date is different from note date (Lvl 2)     "The Note date isXX/XX/XX02 and HUD-1 settlement date isXX/XX/XX02. Thus, the settlement date is different from Note date."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The note date isXX/XX/XX02 and HUD-1 settlement date isXX/XX/XX02 with a disbursement date of 9XX/XX02. The ROR transaction date isXX/XX/XX02 and Expiration date isXX/XX/XX02. Hence, the ROR transaction dates is not consistent with note and HUD."
																																																																																								* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test. This loan failed the TILA foreclosure rescission finance charge test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96444981	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,690.22	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per XXX report dated XX/XX/XX17, the subject mortgage was originated on xx and recorded on xx in the favor of xx in the amount of xx.
The chain of the assignment is complete. Currently, the assignment is from xx to xx.
There is no active liens and judgment found.
The Combined Annual taxes for the year 2016 is paid in the amount of xx.
As per the review of the payment history, the borrower is delinquent for 16 months and next due date is XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16.
The UPB reflects in the amount of xx
The current P&I is xx and PITI is xx. The borrower is making payment as per xx confirming plan.
Collections Comments:The review of the collection comments shows that the loan is currently in the collection and next due date is XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16.
The UPB stated in the payment history, is in the amount of xx.
The current P&I is xx and PITI is xx. The borrower is making payment as per xx confirming plan.
The reason for default is curtailment of income.
The loan has not been modified since origination.
The Foreclosure activity not found in available collection comments and document.

The review of the bankruptcy shows that the borrower had filed bankruptcy on XX/XX/XX08 under xx with the case #06247. The Debtor was discharged on XX/XX/XX15  and was terminated on XX/XX/XX17.
Motion for relief from stay was filed on XX/XX/XX09.
Under xx order confirming debtors plan of reorganization dated XX/XX/XX09, the treatment of class 5 was changed to provide for a replacement value of xx, together with interest of 5%. The total of all payments on this claim cannot be less than xx.
The borrower shall pay P&I in the amount of xx with 0.00 taxes and insurance for a total period of 360 months.
The borrower is making the payment as per xx confirming plan.
As per BPO report datedXX/XX/XX17, the subject property is in good condition and is occupied by an unknown party, however, as per the latest comment datedXX/XX/XX17, the subject property if owner-occupied.
No comments indicating the damages and repairs to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy on XX/XX/XX08 under xx with the case #06247. The case was discharged on XX/XX/XX15  and was terminated on XX/XX/XX17.
Motion for relief from stay was filed on XX/XX/XX09.
Under xx order confirming debtors plan of reorganization dated XX/XX/XX09.The treatment of class 5 was changed to provide for a replacement value of xx, together with interest of 5%. The total of all payments on this claim cannot be less than xx.
The borrower shall pay P&I in the amount of xx with 0.00 taxes and insurance for a total period of 360 months.
The borrower is making the payment as per xx confirming plan.
Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per available documents, the borrower filed bankruptcy. However, tape data reflects it as No.&#xxD; Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Note, there is interest only period. However, tape data reflects it as No.&#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure activity was not found therefore REO is Not applicable. However, tape data reflects it as No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Note amortization type is ARM. However, tape data reflects it as Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -9 (Days)   Variance %:    Comment: As per Note Document date is XX/XX/XX06. However, tape data reflects it as XX/XX/XX06.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per Payment history, the string is 4444444444. However, the tape data shows as 99999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history, the string reversed is 444444444444. However, the tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX36   Tape Value: XXX/XX40   Variance: 1310 (Days)   Variance %:    Comment: As per Note maturity date is XX/XX/XX36. However, tape data reflects it as 0XXX/XX40.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 243   Tape Value: 269   Variance: -26   Variance %: -0.10%   Comment: As per Note Stated remaining terms are243. However, tape data reflects it as 269.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per Appraisal report, subject property type is PUD. However, tape data reflects it as a Single-family.&#xxD; Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "As per collection comment dated XX/XX/XX16, the loan was crammed down to xx,640 at 5% through reviewed bankruptcy account.
The xx order confirming a plan of reorganization, the treatment of class 5 was changed to provide for a replacement value of xx, together with the rate of interest  5%.However, the debtor was discharged on XX/XX/XX15  and was terminated on XX/XX/XX17.

As per the voluntary petition, schedule “D,” the amount of claim is xx and the value of subject to the lien is xx, and the unsecured amount is xxs per POC, the amount of claim is xx.

However, as per latest payment history as of date XX/XX/XX17 reflects that the UPB is in the amount of xx."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to XX/XX/XX17. However, we require latest 24 months collection comments. Collection comments are missing from XX/XX/XX15 to 1XXX/XX16"	* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value. Since supportive documents missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrowers."
* Not all borrowers signed TIL (Lvl 2) "Final TIL is not signed by borrowers."	* XXX Exceptions Test Incomplete (Lvl 1)
* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area.
																																																																																									However, as per the collection comments received as of XX/XX/XX17, no comments were found pertaining damage to the subject property."	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88355847	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,635.78	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17, shows that the subject mortgage was recorded on xx, with xx, An xx.
The chain of the assignment is complete. The latest assignment is from xx to xx and Assigns which was recorded onXX/XX/XX17.
There is a child support lien against the borrower xx. The lien was recorded onXX/XX/XX13, in the amount of xx, in the favor of xx by assignment from Carol xx.
There is a junior (Piggyback loan) mortgage found pending. The mortgage was recorded on XX/XX/XX08,  in the amount of xx, in the favor of  xx as nominee for xx.
The 2016 year’s county annual taxes are paid in the amount of xx.	As per the review of payment history, the borrower is current for his payments. The last payment was received onXX/XX/XX17 for the due date of 1XXX/XX17, in the amount of xx, with the rate of interest 6.375%. The UPB is reflecting in the amount of xx The borrower is making payment as per note.	Collections Comments:The review of collection comments reveals that the loan is performing and borrower is making payments regularly.
The last payment was received onXX/XX/XX17 for the due date of 1XXX/XX17, in the amount of xx, with the rate of interest 6.375%. The UPB is reflecting in the amount of xx.
Unable to determine the reason for default from the collection comments. The review of financial hardship document stated that the borrower got divorced.
The loan has not been modified since origination. But as per the review of collection comments, the borrower wants to keep the property
As per servicing comments dated 8XX/XX17, the DIL 3 months trial payment plan has begun on 9XX/XX17. The modification will get effective from 1XXX/XX17, with principal and interest payment in the amount of xx, and PITI xx, with rate 5.750%, for 360 months. The UPB is reflected in the amount of xx. Deed in Lieu cash for Keys offers 13700.
As per Property Inspection Report on 9XX/XX17, the property is occupied by the unknown party and the property is in good condition.
Comment datedXX/XX/XX17 shows, the property is located in FEMA disaster declared area however, as per FEMA property inspection report, there is no impact of FEMA disaster to the subject property.
Foreclosure Comments:The foreclosure was initiated on the loan. Foreclosure was put on as borrower has filed bankruptcy under xx with the case # xxonXX/XX/XX12.
No further details found regarding FC activity.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the xx  onXX/XX/XX12. The plan was discharged onXX/XX/XX17.  BK was terminated onXX/XX/XX17.
The lender had filed POC onXX/XX/XX12 with the total amount xx and amount of arrearage is xxBorrower has filed Motion for Relief on 1XXX/XX15.	Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As PACER borrower has filed bankruptcy. However tape data reflects no bankruptcy was filed Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the BPO report the property is occupied by the unknown party.However tape data reflects property is occupied by owner.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated. However tape reflects that foreclosure was not initiated.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mortgage Insurance Certificate was missing in the given loan file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.25%   Comment: As per the appraisal report the property appraised value xxwever tape data reflects property is XXX.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX05   Tape Value: XX/XX/XX05   Variance: 11 (Days)   Variance %:    Comment: As per Note document the note document date given 1XXX/XX05. However, tape data reflects that it is XX/XX/XX05..   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001234444444   Tape Value: 099999999999   Variance:    Variance %:    Comment: As per the payment history string 0123444444444. However tape data reflects 999999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444432100   Tape Value: 999999999990   Variance:    Variance %:    Comment: As per the payment history string reversed 4444444443210. However tape data reflects 999999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per Note document property Address street  XXX Court. However tape data  XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 219   Tape Value: 220   Variance: -1   Variance %: -0.00%   Comment: As per the Note stated remaining term is 219 months. However tape data reflects 220.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per the appraisal report subject property is PUD. But tape reflects that single family. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 4) "As per the Repairs Affidavit document located at "xx" stated that the Affidavit is made for the purpose of including QBE to release the proceeds of a loss draft in the amount of xx to repair or reconstruct the residence on the property.
As per the Contractor Affidavit document located at "xx" stated that the estimated total cost of these repairs is in the amount of xx which was included sales tax amount.
However, there is no further information found regarding the above damage has been repaired or not. However the exterior property inspection report dated 9XX/XX17 shows property is in good condition with no visible damage."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 toXX/XX/XX17. Comment history is missing from XX/XX/XX15 to XX/XX/XX16 as we require latest 24 months collection comments."	* Settlement date is different from note date (Lvl 2) "The Final HUD-1 shows settlement date as XX/XX/XX05 however, the Note date is 1XXX/XX05."	* XXX RESPA Test Incomplete (Lvl 1)
* XXX Exceptions Test Incomplete (Lvl 1)
																																																																																									* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "Comment datedXX/XX/XX17 shows, the property is located in FEMA disaster declared area however, as per FEMA property inspection report, there is no impact of FEMA disaster to the subject property."	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59287918	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,903.94	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	$0.00	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx which was recorded on xx with xx.
The chain of the assignment is complete. The last assignment is from   xx to xx.
No active judgment or liens are found pending.
The 2016-2017 taxes are paid in the amount xx. No prior year delinquent taxes are found.
The review of payment history as of XX/XX/XX17 shows that the borrower is delinquent for more than 120+ days and next due was for 1XXX/XX16. The borrower had made only 4 payments in past 12 months. The last payment was received on 9XX/XX17 in the amount xx for due date 1XXX/XX16. The current UPB is reflected in the amount xx.	Collections Comments:Loan is currently in active Bankruptcy, The borrower had filed bankruptcy under xx with the xx and plan was confirmed on xx. As per amended xx plan, which was filed on XX/XX/XX15, the debtor shall pay xxx per month for the period of 60 months.
There is Notice of Mortgage payment change filed on xx, with a new payment of xx effective after 21 days from XXX/XX17.
Available servicing comment and documents in file reveals foreclosure was initialed in loan by filing compliantXX/XX/XX15 by attorney and summon & complaint of foreclosure was filling dated on xx. In between FC process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details available.
The review of payment history as of XX/XX/XX17 shows that the borrower is delinquent for more than 120+ days and next due was for 1XXX/XX16. The borrower had made only 4 payments in past 12 months. The last payment was received on 9XX/XX17 in the amount xx for due date 1XXX/XX16. The current UPB is reflected in the amount xx.
As per property inspection report dated onXX/XX/XX17 subject property is occupied by unknown and there is no visible any damage information.
Foreclosure Comments:Available servicing comment and documents in file reveals foreclosure was initialed in loan by filing compliantXX/XX/XX15 by attorney and summon & complaint of foreclosure was filling dated onXX/XX/XX15. In between FC process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower onXX/XX/XX13 FC process currently was put on hold. No further details are available.

Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed on XX/XX/XX15. As per amended xx plan, which was filed on xx, the debtor shall pay xxx per month for the period of 60 months.
There is Notice of Mortgage payment change filed on XXX/XX17, with a new payment of xx effective after 21 days from XXX/XX17.	Not Applicable	Mortgage Insurance	Field: Borrower #2 Last Name Loan Value: XXX. Tape Value: XXX |---| |----| Comment: As per note and all the documents the borrower #2 last name is xxTape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Proof of Claim - Filed   Variance:    Variance %:    Comment: Current Bankruptcy status as per PACER is plan confirmed.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per collection comments compliant was filed on XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest property inspection report datedXX/XX/XX17 the property is occupied by unknown party.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.03%   Comment: As per appraisal report the appraised value is xx   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX11   Tape Value:XX/XX/XX11   Variance: -13 (Days)   Variance %:    Comment: As per Note the note date isXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string is 44444443214444. However, tape reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string reversed is 44441234444444. However, tape reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application the purpose of refinance is Limited Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 294   Tape Value: 284   Variance: 10   Variance %: 0.04%   Comment: Stated remaining date as per note is 294, however tape reflects 284.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal subject property type is PUD however tape data reflect as Single Family. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 1XXX/XX16 to XX/XX/XX17. However, we require latest 24 months collection history. Comments history is missing from XX/XX/XX15 to 1XXX/XX16."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
As per note, late charge percentage is 5.00% which is comparison with 1.686% and variance is +3.314%.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
																																																																																								This loan failed the late fees test."		Moderate	Pass	Fail	Pass	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28303329	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$562.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Verification of Stated Income or Assets	Yes	xx	xx	30.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx.and which was recorded on xx. The chain of assignment is complete. Last assignment from xx. Its Successors And Assigns to xx recorded on XX/XX/XX16. Annual county property taxes for the year 2016 were paid on XXX/XX17 in the amount of xx. No prior years delinquent taxes found.
no active liens or judgments are found.	Review of the payment history provided by xx for the period 1XXX/XX16 to XX/XX/XX17 shows borrower is more than 120 days delinquent. The last payment was received in the amount of xx on 1XXX/XX17 for due date XXX/XX17. The next due date is 4XX/XX17. Current UPB reflects in the provided pay history is in the amount of xx and current interest rate as per pay history is 7.500%.	Collections Comments:Available servicing comments from 1XXX/XX16 till XX/XX/XX17 (14 months) states that the loan is in active bankruptcy and payments are 120 plus days delinquent.
Borrower's  ability seems low as struggling to make payments since XXX/XX17 but it could get better if an affordable restructure plan is put in place. Borrower wants to keep the property and willing to do some workout plan like modification to make the loan current. Borrower's contact is established.
Review of the payment history provided by xx for the period 1XXX/XX16 to XX/XX/XX17 shows borrower is more than 120 days delinquent. The last payment was received in the amount of xx on 1XXX/XX17 for due date XXX/XX17. The next due date is 4XX/XX17. Current UPB reflects in the provided pay history is in the amount of xx and current interest rate as per pay history is 7.500%.
No evidence of post closing Foreclosure found on loan.
xx and xx had filed xx bankruptcy, xx on xx and the plan was confirmed on xx. Debtors will pay to the xx the sum of xx for 2 months, then xx for 2 months, and then xx for 56 months.  Voluntary petition was filed onXX/XX/XX16. Schedule D shows amount of secured claim is xx, value of collateral that supports this claim is xx and unsecured portion is xx.. Motion for relief from automatic stay was not filed.
Available inspection report dated XX/XX/XX17, located at page # xx shows subject property condition is good. No evidence of damage or repair found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed xx bankruptcy, Case#xx on xx and the plan was confirmed onXX/XX/XX16. Debtors will pay to the xx the sum of xx for 2 months, then xx for 2 months, and then xx for 56 months.  Voluntary petition was filed onXX/XX/XX16. Schedule D shows amount of secured claim is xx, value of collateral that supports this claim is xx.
and unsecured portion is xx.. Motion for relief from automatic stay was not filed.
Date of last filing date per case summary is xx.	Not Applicable	Condo/PUD Rider	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No foreclosure activity as per the collection comments. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xx   Variance %: -0.00%   Comment: The value is updated as per the appraisal in the file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 766766555655   Variance:    Variance %:    Comment: The payment string is updated as per the payment history provided in the file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 556555667667   Variance:    Variance %:    Comment: The payment string is updated as per the payment history provided in the file.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: The address is updated as per the note.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The loan is a purchase.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Cash Out   Variance:    Variance %:    Comment: The loan is a purchase as per HUD-1.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: The loan is a purchase as per HUD-1.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 223   Tape Value: 216   Variance: 7   Variance %: 0.03%   Comment: The data is updated as per the note.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Appraisal shows property type is PUD. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment History is available from 1XXX/XX16 to XX/XX/XX17. However, required latest 24 months comments history. Comments are missing from XX/XX/XX15 to XX/XX/XX16."
* Payment History is not Complete (Lvl 3) "Payment History is available from 1XXX/XX16 to XX/XX/XX17 (for 10 months only). However, required latest 12 months pay history. Payment history is missing from XX/XX/XX16 to 1XXX/XX16."	* Mortgage Riders incomplete / inaccurate (Lvl 2) "As per appraisal the property type is PUD , Condo/PUD rider is missing in the loan file."
																																																																																								* Condo / PUD rider Missing (Lvl 2) "As per appraisal the property type is PUD , Condo/PUD rider is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9385651	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$7,431.61	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated xx with xx, Inc. and was recorded on xx.
The chain of the assignment is complete. Currently, the assignment is fromxx to xx.

An Active judgment with xx as Child-Support  in the amount of xxis open against the borrower.
Notice of Lis-pendens was filed on xx by xx with case #xx against the borrower.
The 2017 annual taxes are paid in the amount of xx with No prior years delinquent taxes.The  2017 utility taxes are due in the amount of xx and the good through date is XX/XX/XX17.
As per review of the payment history dated XX/XX/XX17, the borrower is delinquent for more than 120+ days. The last payment was received on 1XXX/XX17 in the amount of xx for the due date of 8XX/XX16. The next due date is 9XX/XX16. The current UPB is xx	Collections Comments:Currently, the loan is in active bankruptcy and is next due for 9XX/XX16.The last payment was received on 1XXX/XX17 in the amount of xx for the due date of 8XX/XX16. The current UPB is xx.
Reason for default is decreased income and marital problems.
Trial payment plan in filed with a start date of xx with P&I xx. For three months.
As per collection comments, foreclosure is initiated and the loan was referred to an attorney on xx. Service was completed onXX/XX/XX16.Notice of Lis-pendens was filed on xx by xx. with case#xx.
Notice of Lis-pendens was filed on xx xx with case #xx against the borrower. Foreclosure was put on hold as the borrower filed bankruptcy.
The borrower had filed bankruptcy with case#xx under xx on xx. The plan was confirmed on xx. As per confirmed xx plan, the debtor shall pay the sum of xx per month for 55 months. Order for Motion from Relief filedXX/XX/XX17.Proof of claim was filed onXX/XX/XX17 with the amount of claiming xx with an arrearage of the amount of xx.
As per property inspection report dated XX/XX/XX17 states property is in good condition and is occupied by unknown. However, collection comments state property is occupied and no damages and repairs are found

Foreclosure Comments:Foreclosure is initiated and the loan was referred to an attorney on xx. Service was completed on xx. Notice of Lis-pendens was filed on xx.
Notice of Lis-pendens was filed on xx by xx with case #xx against the borrower. Foreclosure was put on hold as the borrower filed bankruptcy.
The borrower had filed bankruptcy with case#xx under xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy with case#xx under xx on xx. The plan was confirmed on 6XX/XX17. As per confirmed xx plan, the debtor shall pay the sum of xx per month for 55 months. Order for Motion from Relief filedXX/XX/XX17. Proof of claim was filed onXX/XX/XX17 with amount of claim xx with an arrearage of amount of xx. The Notice of Payment Change filed on 1XXX/XX17 states that the date of payment change is 1XXX/XX17 and the new total payment is xx.
Not Applicable	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Lift Stay - Filed |---| |----| Comment: per pacer Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Service Completed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Foreclosure status is Service completed. However tape reflects referred to attorney.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: mortgage payments over 120 days delinquent&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: mortgage payments over 120 days delinquent   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 1XXX/XX16   Tape Value:XX/XX/XX16   Variance: -267 (Days)   Variance %:    Comment: As per collection comments referral date is 1XXX/XX16. However tape reflects it asXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 31 Tape Value: 14 Variance: 17 Variance %: 1.21% Comment: remaining terms at time of review Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months comments history. Hence, comment history is missing from 1XXX/XX15 to 1XXX/XX16."
																																																																																							* Payment History is not Complete (Lvl 3) "The Payment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 12 months payment history. Payment history is missing from 1XXX/XX16 to 1XXX/XX16."		* XXX RESPA Test Incomplete (Lvl 1) "loan over 3 yrs" * XXX Exceptions Test Incomplete (Lvl 1) "loan over 3 yrs"	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29565027	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,250.68	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	$0.00	Not Applicable	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	No	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with Lender as xx as nominee for xx and was recorded on xx.
The chain of the assignment is complete. Latest assignment per XXX is with xx.
No active judgments or liens were found against the borrower.
2016 Combined Annual taxes are due in the amount of xx onXX/XX/XX18 and no prior years delinquent taxes found.	Review of payment history reflects that the borrower is deliquent for more than 120 days. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied to XXX/XX17. The next due is for XXX/XX17. The UPB stated in the latest payment history is xx and the current P&I is xx with PITI xx.	Collections Comments:The review of the collection comment shows that the loan is currently in bankruptcy and was next due for xx. The last payment was received on xx in the amount of xx, which was applied to XXX/XX17. The UPB stated in the latest payment history is xx and the current P&I is xx with PITI xx.
RFD is unable to determine.
Since origination, there is no modification of the loan
Foreclosure was initiated and was referred to an attorney on xx. The first legal action was filed on xx. However, foreclosure went on hold because the borrower filed bankruptcy under xx on xx.
The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx. As per confirmed xx plan, the borrower promises to pay to the trustee, the sum of xxx5 for 12 months, then xxx1 for 48 months for the total period of 60 months. The ‘date of the last filing’ isXX/XX/XX17 and pending status is awaiting discharge.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per inspection reportXX/XX/XX17, the subject property is occupied by the unknown party and is in good condition with no damages and repairs are found.
Per Warranty deed datedXX/XX/XX04,  the half interest of subject property is given byxx. Also, per warrant deed dated xx,  the half interest of subject property is given by xx
Per comment xx, the borrower got trial payment plan on xx and after completion of TPP. Modification will be effective from xx with UPB xx, rate of interest 5.750%, term 360 amortization, PI xx with PITI xx.

Foreclosure Comments:Foreclosure was initiated and was referred to an attorney on XX/XX/XX15. The first legal action was filed on XX/XX/XX15. However, foreclosure went on hold because the borrower filed bankruptcy under xx on xx.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx. As per confirmed xx plan, the borrower promises to pay to the trustee, the sum of xxx5 for 12 months, then xxx1 for 48 months for the total period of 60 months. The ‘date of the last filing’ isXX/XX/XX17 and pending status is awaiting discharge.	Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy has been filed after loan origination. However tape reflects that it is No. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Dismissed   Variance:    Variance %:    Comment: Current bankruptcy status is Plan confirmed. However, tape reflects that it is Dismissed.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current foreclosure status is complaint filed. However, tape reflects that it is Referred to attorney.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 8899999999xx   Variance:    Variance %:    Comment: As per payment history, string is 444444444444. However tape reflects that it is 8899999999xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 9xx999999988   Variance:    Variance %:    Comment: As per payment history, reversed string is 444444444444. However tape reflects that it is 9xx999999988.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: The property address as per the note is  XXX However tape reflects that it is  XXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is refinance. However, tape reflects that it is Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 247 Tape Value: 239 Variance: 8 Variance %: 0.03% Comment: The stated remaining term is 247 month. However, tape reflects that it is 239 months. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comments history is available from XX/XX/XX16 till XX/XX/XX17. However, we require latest 24 months of comments history. Comments history is missing from XX/XX/XX15 till XX/XX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3)     ""Schedule-D in Voluntary petition shows xxx5 as unsecured portion out of claim amount xxid not see comments indicating a cram down.”"
																																																																																							* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX16 till XX/XX/XX17. However, we require latest 12 months of payment history. Payment history is missing from XX/XX/XX16 till XX/XX/XX16."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Field review	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40693149	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$8,232.56	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	No Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was dated xx with xx which was recorded on xx.
The chain of assignment is complete. Currently, the mortgage is withxx, by xx, as legal title trustee which was recorded on XX/XX/XX16.
There is a junior mortgage in the favor of xx in the amount of xx which was recorded onXX/XX/XX07.
There is a junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/XX10
There is a civil judgment in the favor ofxx. in the amount of xx which was recorded on XX/XX/XX09.
There is a civil judgment in the favor of xxin the amount of xx which was recorded on XX/XX/XX10.
There is HOA lien in the favor of xx a  in the amount of xx which was recorded onXX/XX/XX10.
2017-2018 county 1st and 2nd installment taxes are due in the cumulative amount of xx.
No prior years delinquent taxes are found.

Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and next due date was 1XXX/XX10. The borrower had filed bankruptcy under xx with the case #xx and the plan has not been confirmed yet. As per amended xx plan document, the debtor shall pay the total amount of xx, by paying xx, per month for the period of 60 months. The date of last filing bankruptcy isXX/XX/XX17. The foreclosure was initiated and the file was referred to an attorney on 4XX/XX11. As per the notice of trustee's sale document, the subject property will be sold at the public auction to the highest bidder onXX/XX/XX16. The borrower had filed bankruptcy under xx with the case #xx onXX/XX/XX17. However, the foreclosure was put on hold. The review of payment history shows that the borrower has been delinquent for 120+ days and the next due date was 1XXX/XX10. The last payment was received onXX/XX/XX17, in the amount of xx, for due date 9XX/XX10. The UPB is reflected in the amount of xx.
The comment dated 1XXX/XX16, reflects that the loss mitigation application was received. Per comment datedXX/XX/XX7, the subject property is occupied by an unknown party. Comment dated 8XX/XX17, states that the reason for default is excessive obligations. Comment dated 8XX/XX17, indicates that the 3 months trial payment plan had been given to borrower which has begun from 9XX/XX17, and the borrower is supposed to pay xx. After successful completion of the said plan, the new modification will be effective on 1XXX/XX17, with UPB in the amount of xx and borrower will pay P&I in the amount of xx, with the rate of interest 5.875%. No damages and repairs have been found.
As per latest BPO report datedXX/XX/XX17, the subject property is owner occupied and is in good condition. The subject property ‘As-Is’ sales price is xxx
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx.  As per the notice of trustee's sale document, the subject property will be sold at the public auction to the highest bidder on xx. The borrower had filed bankruptcy under xx with the case #xx onXX/XX/XX17. However, the foreclosure was put on hold.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and the plan has not been confirmed yet. As per amended xx plan document, the debtor shall pay the total amount of xx, by paying xx, per month for the period of 60 months. The date of last filing bankruptcy isXX/XX/XX17.	Not Applicable	Document Showing a Index Numerical Value Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy under xx with the case # XXX onXX/XX/XX17. However, the tape reflects no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Petition Filed   Tape Value: Discharged   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx with the case # XXX onXX/XX/XX17. However, the tape reflects discharged.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current foreclosure status is Awaiting sale. However, the tape reflects Referred to attorney.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: 7XX/XX00   Tape Value: 9XX/XX99   Variance: -304 (Days)   Variance %:    Comment: First rate change date is 7XX/XX00. However, the tape reflects 9XX/XX99.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.8%   Tape Value: 12%   Variance:    Variance %: -2.20%   Comment: Max rate at first adjustment is 9.75%. However, the tape reflects 11.95%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string is 444444444444. However, the tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444. However, the tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 226 Tape Value: 142 Variance: 84 Variance %: 0.59% Comment: Stated remaining terms as per Note is 226. However, the tape reflects 142. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from 1XXX/XX16 to XX/XX/XX17. Latest 24 months collection comments are required and comments are missing from XX/XX/XX15 to 1XXX/XX16."
* Payment History is not Complete (Lvl 3) "Payment history is available from 1XXX/XX16 to XX/XX/XX17. Latest 12 months payment history is required and payment history is missing from XX/XX/XX16 to 1XXX/XX16."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index value could not be sourced from available documents."
* Settlement date is different from note date (Lvl 2)     "Settlement date as per HUD1 isXX/XX/XX99 which is not consistent with Note date of xx."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98315312	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	xx	$0.00	$7,076.72	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	18.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	44.734%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$400,000.00	Not Applicable	2.000%	xx	XX/XX/XX14	Financial Hardship	Review of updated title Report dated XX/XX/XX17 shows the subject mortgage was originated on xx with xx as nominee for xx.
 The Chain of Assignment is complete. Current Assignee  is xx.
There is one prior HOA Lien found against the xx  in the amount of xxx in the favor of xx which was recorded onXX/XX/XX07.
There is civil judgment found against the borrower in the amount of xx in the favor of xx. which was recorded on 9XX/XX13.
There are two HOA lien found against the property in the amount of xx as follows :-
1) HOA lien against the property in the amount of xx, in the favor of xx which was recorded on 5XX/XX15.
2) HOA lien against the property in the amount of xx, in the favor of xx which was recorded onXX/XX/XX15.
As per updated title report county taxes for the year of 2017-2018, 1st installment was due on XX/XX/XX17, in the amount of xx and 2nd installment was due onXX/XX/XX18 in the amount of xx. There is no prior years delinquent taxes are found.
As per the review of payment history, the borrower is 120+ days delinquent. The last payment was received on 1XXX/XX17 in the amount xx which was applied to 6XX/XX16. The next due date is 7XX/XX16. The payment was received as per modification agreement. As per payment history current UPB is xx	Collections Comments:The loan is currently in active Bankruptcy, Borrower has filed bankruptcy under xx, xx on xx and plan was confirmed on XXX/XX15. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.
Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing compliant xx by attorney. Foreclosure process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower onXX/XX/XX15 FC process currently was put on hold. No  further details are available.
As per the review of payment history, the borrower is 120+ days delinquent. The last payment was received on 1XXX/XX17 in the amount xx which was applied to 6XX/XX16. The next due date is 7XX/XX16.  The payment was received as per modification agreement.  As per payment history current UPB is xx.
As per latest property inspection report dated onXX/XX/XX17, subject property is occupied by unknown. There is no damages and repairs have been noted in the subject property.
Foreclosure Comments:Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing compliant xx by attorney. Foreclosure process delayed due to loss mitigation efforts and prior bankruptcy filings. Due to filing of bankruptcy by borrower on xx process currently was put on hold. No  further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed on XXX/XX15. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.	This loan modification was done on XXX/XX14 between the xx and xx. The amortization type is step and new unpaid Principal balance is xx and lender was forgiven the principal balance in the amount of xx. As per modification agreement interest bearing amount is xx and modification original rate is 2.000 % and Monthly P&I is xx. The modification payment start date is XXX/XX14 and new maturity date is xx.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER bankruptcy was intiated on the loan. however, tape data reflect as NO. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER current bankruptcy status is plan confirmed. however, tape data reflect as Discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest property inspection report, subject property is occupied by unknown party however ,tape data reflect as owner.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per available loan modification agreement, loan was modified XXX/XX14. however, tape data reflect as No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, loan amortization type is step however tape data reflect as Fixed. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX14   Tape Value: 1XXX/XX18   Variance: 1795 (Days)   Variance %:    Comment: As per modification agreement, Mod Step 1 Date is XXX/XX14 however tape data reflect as 1XXX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per modification agreement, Mod Step 1 Rate is 2.000%. however, tape data reflect as 3.00%&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX19   Tape Value: 1XXX/XX19   Variance: 334 (Days)   Variance %:    Comment: As per modification agreement, Mod Step 2 Date is XXX/XX19 however tape data reflect as 1XXX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per modification agreement, Mod Step 2 Rate is 3.000%. however, tape data reflect as 4.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX20   Tape Value: 1XXX/XX20   Variance: 335 (Days)   Variance %:    Comment: As per modification agreement, Mod Step 3 Date is XXX/XX20 however tape data reflect as 1XXX/XX20.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.5%   Variance:    Variance %: -0.50%   Comment: As per modification agreement, Mod Step 3 Rate is 4.000%. however, tape data reflect as 4.50%&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9999999999xx   Variance:    Variance %:    Comment: As per payment history, string is 444444444444. however, tape data reflect as 9999999999xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 9xx999999999   Variance:    Variance %:    Comment: As per payment history, string reversed is 444444444444. however, tape data reflect as 9xx999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note property address street is  XXX. however, tape data reflect as  XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 367   Tape Value: 351   Variance: 16   Variance %: 0.05%   Comment: As per note, stated remaining term is 260. however, tape data reflect as 351.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal report subject property type is PUD. however, tape data reflect as Single family. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XXX/XX14 between the xx. with new principal balance xx. As per modification agreement lender was forgiven principal balance in the amount of xx which is exceeds 2% of modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."
* Updated title shows prior lien not released (Lvl 3)     "As per updated title report, there  is one prior HOA Lien found against the xx in the amount of xxx in the favor of xx Conservation District which was recorded onXX/XX/XX07."
* Payment History is not Complete (Lvl 3)     "The latest payment history is available from 1XXX/XX16 to XX/XX/XX17. however, we required 12 months payment history. Payment history is missing from 1XXX/XX16 to 1XXX/XX16."
* Comment history is incomplete (Lvl 3)     "The latest servicing comment is available from 1XXX/XX16 to 1XXX/XX17. however, we required latest 24 months servicing comment. Servicing comment is missing from 1XXX/XX15 to 1XXX/XX16."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cramdown"	* Settlement date is different from note date (Lvl 2) "As per note, loan was originate on 1XXX/XX07. however, final HUD-1 shows settlement date is 1XXX/XX07 which is different from note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49496156	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,226.24	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.951%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$98,496.37	Not Applicable	6.500%	xx	XX/XX/XX10	Financial Hardship	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx A xx.
The chain of the assignment is complete.The latest assignment is from xx to  xx, as Legal Title Trustee which was recorded on 1XXX/XX16.
The subject mortgage is in first lien position. No active judgment or liens are found pending.
There is a junior mortgage in the favor of “xx” in the amount of xx,  which was recorded on 4XX/XX00.
The annual combined taxes for the year 2016, are paid in the amount xx and the annual combined taxes for the year 2017 is due in the amount of xx until XXX/XX18.
No prior year delinquent taxes are found.
As per the review of updated payment history as of XX/XX/XX17, the borrower is delinquent for 21 months and next due date was XX/XX/XX15. The last payment was received on XX/XX/XX17, in the amount xx, which was applied to XX/XX/XX15. The borrower has made 12 payments in the last 12 months as per the loan modification agreement which was made between the borrower xx with the xx on 4XX/XX10.The UPB is reflected in the amount xx till the due date XX/XX/XX15.	Collections Comments:The loan is in active bankruptcy and is due for XX/XX/XX15. The last payment was received on xx in the amount xx which was applied to XX/XX/XX15. The loan has been modified twice since origination. The borrower has made 12 payments in the last 12 months as per the last loan modification agreement which was made between the borrower xx and xx with the Lender xx, N.A on 4XX/XX10.The UPB is reflected in the amount xx till due date XX/XX/XX15.
The reason for default and the intention of the borrower to keep the property are unable to determine from the available servicing comments.
As per the review of servicing comments foreclosure was initiated. The file was referred attorney on xx. The foreclosure went on hold because the borrower had filed bankruptcy under xx case with the #xx on xx. Further action is awaited.
As per the property inspection report datedXX/XX/XX17 the subject property is occupied by an unknown party and in good condition. No comments related to damage or repairs are found.

Foreclosure Comments:As per the review of servicing comments the foreclosure was initiated. The file was referred to an attorney on xx. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with the case #xx on xx. The further action is awaited.
Bankruptcy Comments:As per the PACER report the borrower had filed bankruptcy under xx with the case #xx on xx. The POC was filed on xx, for the amount of xx and the amount of arrearage is in the amount of xx. The plan was confirmed onXX/XX/XX16. The debtor shall pay the total amount of xxxxx, by paying xx, per month for the period of 60 months. The Notice of mortgage payment is datedXX/XX/XX17, the new total payment is in the amount of xx, which was due fromXX/XX/XX17.	This loan modification agreement was made between the borrower xx with the xx on xx. The new principal balance per modification is in the amount of xx and the borrower promises to make the monthly payment of xx, at the rate of interest 6.500%, beginning onXX/XX/XX10 tillXX/XX/XX20. After this interest only period the borrower promises to pay monthly P&I of xx, at the interest rate of interest 6.500%, until the stated maturity date ofXX/XX/XX50. There is a prior modification agreement which was dated on 4XX/XX10. As per this modification agreement, the UPB was in the amount of xx which was effective fromXX/XX/XX05.	Origination Appraisal Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy is yes. However, tape data shows no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: Current Bankruptcy status is Plan confirmed. However, tape data shows discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current occupancy is occupied by the unknown party. However, tape data shows occupied by the owner.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Did a modification change note terms is yes. However, tape data shows no.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan modification amortization type is step. However, tape data reflects fixed.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per latest payment history string is 444444444444. However, tape data shows 999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per latest payment history string reversed is 444444444444. However, tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per Note, property address street is  XXX. However, tape data reflects  XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 414 Tape Value: 391 Variance: 23 Variance %: 0.06% Comment: Stated remaining term is 174. However, tape data shows 391. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from 1XXX/XX16 to XX/XX/XX17. However, we required latest 12 months history of payment history. The payment history is missing from 1XXX/XX16 to 1XXX/XX16."
* Comment history is incomplete (Lvl 3) "The comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months of comment history. The comment history is missing from 1XXX/XX15 to 1XXX/XX16."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the late fees test.
This loan failed the first lien lender fees test
Late Fees Test: FAIL 5.000% 4.000% +1.000%
First Lien Lender Fees Test: FAIL xx xx +xxx0"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test.
This loan failed the first lien lender fees test"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing in the loan file. However, values are considered from desktop underwriter quantitative analysis appraisal report located at xx."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91954550	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,955.51	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.554%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was recorded on xx with xx in the amount of xx.
As per Updated Title, chain of assignment is complete. Current assignee is “xx”
There are below Active Judgments and Liens are pending against the borrower.
1) There is a xx against the borrower xx in the amount of xx recorded onXX/XX/XX08.
2) There is a xx against the borrower xx in the amount of xx recorded on XX/XX/XX07.
3) There is a Civil Judgment of xx against the borrower xx in the amount of xx recorded onXX/XX/XX05.
4) There is a Civil Judgment of xx against the borrower xx in the amount of xx recorded onXX/XX/XX08.
There are two junior mortgages are open against the subject property.
1) There is a junior mortgage of xx open on the subject property in the amount of xx recorded on 8XX/XX01.
2) There is a junior mortgage of xx,  open on the subject property in the amount of xx recorded on XX/XX/XX02.
2016 year taxes are paid in the amount of xx. No prior years delinquent taxes are found. The 2017 year taxes are due in the cumulative amount of xx.	The Payment History dated XX/XX/XX17 reveals that the borrower is delinquent fromXX/XX/XX12. The delinquency has been done for more than 67 months. The last payment was received onXX/XX/XX17 which was applied for the due date XX/XX/XX12.
The current unpaid principal balance is in the amount of xx.	Collections Comments:Collection Comment from XX/XX/XX16 to 1XXX/XX17 reveals that the borrower has been delinquent fromXX/XX/XX12 till date. The delinquency has been done for more than 67 months. The last payment was received onXX/XX/XX17 which was applied for the due date XX/XX/XX12. The current unpaid principal balance is in the amount of xx.

As per Updated Title report and Servicing commet, Foreclosure was initiated in 2011. And refered to attorney on xx. After that borrower filed bankruptcy and foreclosure was put on hold. The bankruptcy was filed onXX/XX/XX16 with the case #xx under xx.
There is a payment adjustment plan given by the lender to borrower on XX/XX/XX06 located in file on page # 2083.
As per BPO report datedXX/XX/XX17 located in file on page # xx states "The subject is a brick/frame Split-Level style single family dwelling with a fence, finished basement. The exterior of the subject and the condition of structure is in average condition. Subject property is occupied by unknown party."
Foreclosure Comments:As per Updated Title report and Servicing commet, Foreclosure was initiated in 2011. And refered to attorney on xx. After that borrower filed bankruptcy and foreclosure was put on hold. The bankruptcy was filed on xx with the case #xx under xx.
Bankruptcy Comments:Borrower filed Bankruptcy under xx Case #xx on xx and plan got confirmed on xx. As per collections Post petition the due date is XX/XX/XX16.
POC located on page # xx confirms POC amount is xx and amount of arrearage is xx.
Date of last filing date per case summary isXX/XX/XX17.	Not Applicable	Credit Application	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER currentBK status is Plan Confirmed, however tape reflects as Proof of Claim filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Service Completed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per loan data current FC status is Service Completed, however tape reflects as Referred to Attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per loan BPO property is occupied by unknown party, however tape reflects as occupied by owner.   Tape Source: Initial   Tape Type:
Field: First Rate Adjustment Months   Loan Value: 2   Tape Value: 108   Variance: -106   Variance %: -0.98%   Comment: As per loan data First rate adjustment months are 2, however tape reflects as 108.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX98   Tape Value: XX/XX/XX06   Variance: 3206 (Days)   Variance %:    Comment: As per loan data first rate change date XXX/XX98, however tape reflects as XX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per loan data payment history string is 444444444444, however tape reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per loan data payment history string reversed is 444444444444, however tape reflects as 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per loan data status of prepayment penalty is Yes, however tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX27   Tape Value: XX/XX/XX27   Variance: 19 (Days)   Variance %:    Comment: As per loan data stated maturity date is 1XXX/XX27, however tape reflects as XX/XX/XX27.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 191   Tape Value: 123   Variance: 68   Variance %: 0.55%   Comment: As per loan data stated remaining term is 191, however tape reflects as 123.   Tape Source: Initial   Tape Type:
Field: Subsequent Rate Adjustment Frequency Loan Value: Daily Tape Value: 1 Month Variance: Variance %: Comment: As per loan data subsequent rate adjustment month is daily, however tape reflects as 1 month. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection Comments are available from 1XXX/XX16 to 1XXX/XX17 (for 10 months). However, we require latest 24 months comment history. Comments are missing from 1XXX/XX15 to 1XXX/XX16."
* Payment History is not Complete (Lvl 3) "Payment history is available from 1XXX/XX16 to XX/XX/XX17 (for 10 months). However, required latest 12 months payment history. Payment History is missing from XX/XX/XX16 to 1XXX/XX16."	* Application Missing (Lvl 2) "Final 1003 is Hand Written and application date is missing. However Application Addendum is present in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to TILA failed for Finance Charge Test."
* Application Not Signed by All Borrowers (Lvl 2)     "Final 1003 is Hand Written and application date is missing. However Application Addendum is present in the loan file."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA failed for Finance Charge Test.
																																																																																								As per loan data finance charge is xx, however comparison data is xx and variance is -xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11396518	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$3,819.31	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	xx	xx	7.703%	xx	xx	xx	xx	xxX	Conventional	ARM	87	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was recorded on xx, the subject mortgage was originated on xx in favor of xx.
The chain of the assignment is complete as the subject mortgage is currently with the current assignee, xx, byxx, as Legal Title Trustee and was recorded on XX/XX/XX16.
There is an active Senior Mortgage on the subject property in favor of xx for the amount of  xx and was recorded on xx.
No active judgments or liens are found pending.
Annual taxes are in the amount of xx.
2017-2018 1st half county taxes are due until XX/XX/XX17 for the amount of xx.
2017-2018 2nd half county taxes are due untilXX/XX/XX18 for the amount of xx.
No prior years delinquent taxes found.
Provided payment history as of XX/XX/XX17, shows the loan is currently 14 months delinquent and due for the payment of 8XX/XX16 as the borrower is not making regular payments as per note P&I. The last payment of 7XX/XX16 was received on XX/XX/XX17 in the amount of xx. Provided payment history shows current UPB xx

Collections Comments:Provided servicing comments dated from 1XXX/XX16 to XX/XX/XX17 state that the loan is currently 14 months delinquent and due for the payment of 8XX/XX16 as the borrower is not making regular payments as per note P&I. The last payment of 7XX/XX16 was received on XX/XX/XX17 in the amount of xx. Provided payment history shows current UPB as xx.
As per servicing comments and latest BPO report shows the subject property is owner occupied with no visible damage of the subject property and with average condition of the subject property. The reason for default of borrower is unemployment or decreased income as the borrower is not making regular payments as per note P&I. As borrowers intention is to keep the subject property. The loan is not yet modified since originations.
Available notice of lispendens shows foreclosure was initiated in a loan with case # xx by filing complianton xx. The FC was put on hold due to active loss mitigation efforts and it was followed bankruptcy filed on xx.
The borrower has filed bankruptcy under xx with case # xx and was recorded on xx and the plan was confirmed on xx.
Foreclosure Comments:Available notice of lispendens shows foreclosure was initiated in a loan with case # xx by filing complianton xx. The FC was put on hold due to active loss mitigation efforts and it was followed bankruptcy filed on xx.
The borrower has filed bankruptcy under xx with case # xx and was recorded on XX/XX/XX16 and the plan was confirmed onXX/XX/XX17.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx and was recorded on XX/XX/XX16 and the plan was confirmed onXX/XX/XX17.
As per xx plan the debtor shall pay to the trustee the sum of amount of xx per month for 2 months, then xx per month for 58 months. The base plan amount is xx. The estimated amount of arrearage to be paid for the collateral is xx.
Not Applicable	Field: ARM Index Margin Percent Loan Value: 2.5% Tape Value: 2.5% |---| |----| 0.02% Comment: ARM Index Margin Percent is 2.550%, however tap data shows 2.530%. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Proof of Claim - Filed   Variance:    Variance %:    Comment: Current bankruptcy status is plan confirmed (Ch, 11, 13), however tap data shows proof of claim filed .   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Sale Publication   Variance:    Variance %:    Comment: Current foreclosure status is awaiting sale, however tap data shows sale publication.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX07   Tape Value: 4XX/XX07   Variance: 31 (Days)   Variance %:    Comment: First Rate Change Date XXX/XX07, however tap data shows 4XX/XX7.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest only period is yes. However, the tape data shows as no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string is 444444444444, however tap data shows 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444, however tap data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment Penalty doc status is yes , However tap data shows no.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 6XX/XX17   Tape Value: XX/XX/XX13   Variance: -1323 (Days)   Variance %:    Comment: Referral date is 6XX/XX17, however tap data shows XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 248 Tape Value: 233 Variance: 15 Variance %: 0.06% Comment: Stated Remaining Term is 248, however tap data shows 233. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per Updated Title Report dated XX/XX/XX17, the Subject Mortgage was originated on xx. There is a Senior Mortgage found active in favor of xx for the amount of xx which was recorded on XX/XX/XX05. No released or satisfaction documents in file which stating the prior mortgage has been released.
However, the HUD-1 shows pay off for above said senior mortgage. Also, the final title policy Schedule B does not show exceptions for any prior mortgages.  It shows a clear title.The subject mortgage is not at risk due to the prior unpaid mortgages. Possible title claim can be filed."
* Comment history is incomplete (Lvl 3)     "Collection comment are available from 1XXX/XX16 to XX/XX/XX17. We require 24 months latest collection comments. However, comments are missing from XX/XX/XX15 to 1XXX/XX16."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by all the borrowers."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "Subject Mortgage is in second lien position. As per Updated Title Report dated XX/XX/XX17 shows there is an active Senior Mortgage on the subject property in favor of xx for the amount of xx and was recorded on xx which is before the subject mortgage of xx.	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date isXX/XX/XX07 however, the note date is xx"
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical valve is unable to confirm from the loan documents."
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is XXX/XX07 which is different from the note date xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33810140	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,344.21	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	xx	xx	5.380%	xx	xx	xx	xx	xxX	Conventional	ARM	36	Purchase	xx	No Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$159,456.80	$30,715.17	6.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was dated xx with xx and was recorded on xx
The chain of the assignment is complete. Currently, the assignment of mortgage is with xx.
No active judgments or liens found.
2016-2017 county taxes, 1st and 2nd installments are paid in the amount of xx and xx respectively.
No prior years delinquent taxes found.

The Payment History as of dated XX/XX/XX17 reveals that the borrower is delinquent for more than 120 days and is next due for 7XX/XX16 payment. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 6XX/XX16.The current unpaid principal balance is in the amount of xx. Current P&I is xx and the current PITI is xx.
The borrower is making payment as per the xx pan.
Collections Comments:Review of the servicing comments and loan file shows that the loan is in active bankruptcy and is next due for xx payment. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 6XX/XX16.The current unpaid principal balance is in the amount of xx. Current P&I is xx and the current PITI is xx.
The borrower is making payment as per the xx pan.
The foreclosure was initiated, however, no further information regarding foreclosure is mentioned in comments history and as of now, foreclosure is put on hold as the borrower had filed bankruptcy under the xx Case #xx on xx and plan was confirmed on XX/XX/XX12. As per collections, Post-petition due date is xx.
POC was filed on xx for the secured claim amount of xx.
Motion for relief from stay was filed on xx and relief was granted on xx
As per the BPO report dated 7XX/XX17, the subject property is occupied by an unknown party and is in average condition and no damages or repairs were noted, however as per latest comment, the subject property is owner-occupied.

Foreclosure Comments:As per Updated Title Report, Foreclosure was initialed and file was referred to attorney on 8XX/XX09, however, no further information was noted . Foreclosure was put on hold as borrower filed the bankruptcy on XX/XX/XX09 with the case# xx under xx.
Bankruptcy Comments:The borrower had filed bankruptcy under the xx Case #xxon XX/XX/XX09 and plan was confirmed on XX/XX/XX12. Motion for relief from stay was filed on XX/XX/XX09. As per collections Post petition due date isXX/XX/XX15.
POC was filed onXX/XX/XX13 for the secured claim amount of xx.	The loan was modified through bankruptcy under xx. As per this plan, secured amount is xx and thw new P&I is xx and interest rate is 6% and the deferred balance is xx. The maturity date is 1XXX/XX42.	Credit Application Document Showing a Index Numerical Value	Field: Current Bankruptcy Status Loan Value: Stipulated Agreement Tape Value: Petition Filed |---| |----| Comment: Current BK Status is stipulated agreement, however tape data is showing Petition filed. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan was modified under bankruptcy xx, however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest Only Period is Yes , however tape data is showing No.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.02%   Comment: Original Appraisal Value xxX , however tape data is showing xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999987876   Variance:    Variance %:    Comment: Payment History String is 9999999987876 , however tape data is showing 4444444444444 .&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 678789999999   Variance:    Variance %:    Comment: Payment History String Reversed is 4444444444444 , however tape data is showing 6787899999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment Penalty Doc Status Yes , however tape data is showing No .   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 316 Tape Value: 301 Variance: 15 Variance %: 0.05% Comment: stated Remaining term 209, however tape data is showing 301 . Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17. We require latest 24 month comments history. Comments history is missing from XX/XX/XX15 to XX/XX/XX16."	* Application Missing (Lvl 2) "Final application is missing in the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index value could not be sourced from available documents"
* Settlement date is different from note date (Lvl 2) "As per the Hud-1, the settlement date is XX/XX/XX03 which is not aligned with the note date xx	* XXX RESPA Test Incomplete (Lvl 1)
* XXX Exceptions Test Incomplete (Lvl 1)
																																																																																									* Title holder is not an individual (Lvl 1) "As per Note and updated title report, currently title is vested in the name of xx and there is a revocable trust agreement located at xx."	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2273725	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$939.28	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.450%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	No Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Unavailable	$126,223.88	Unavailable	6.000%	xx	Unavailable	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx.
There are active judgments and liens as follows:
1.HOA lien in the amount of xx in the favor of  xx, a xx recorded on xx
2.Civil Judgment in the amount of xx in the favor of  xx recorded on XX/XX/XX09.
The taxes for the year 2017 1st  half and 2nd half are paid and no prior years delinquent taxes were found.
Review of the payment history states that the borrower has been delinquent for more than 16 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16 . Current UPB reflects in the provided payment history is in the amount of xx	Collections Comments:The loan is delinquent for more than 16 monthe currently. The borrower had filed the bankruptcy under the xx case#xx on xx and the plan was confirmed on xx
Foreclosure was initiated in the loan and was put on hold due to bankruptcy
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16 . Current UPB reflects in the provided payment history is in the amount of xx.
The updated title report states that there is HOA  lien, a civil judgment and the taxes for the year 2017 1st half and 2nd half are paid.
The occupancy is occupied by an unknown party and siding appears damaged from hail were found as per the inspection report dated XX/XX/XX17.

Foreclosure Comments:The foreclosure was initiated and was referred to attorney on xx The foreclosure was put on hold because the borrower had filed bankruptcy on xx
Bankruptcy Comments:The borrower had filed the bankruptcy under the xx case#xx on xx and the plan was confirmed on xx The Notice of Payment Change dated XX/XX/XX17 states that the date of payment change is XX/XX/XX17 and the new total payment is xx. The POC dated xx states that the POC amount is xx.	This is conventional adjustable rate pick-A-payment mortgage with P&I of xx with the rate of interest 5.450% and a maturity date of XX/XX/XX33. The P&I as per latest payment history is the xx and rate of interest is 6.00%.
Collection comment datedXX/XX/XX17 shows, final Modification was processed. As per Modified terms, new UPB is xx. Payment history tape data also reflects the deferred balance of xx.
However, Modification agreement is missing in the loan file.

Credit Application Origination Appraisal Modification	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Petition Filed |---| |----| Comment: As per the PACER, the current bankruptcy status is plan confirmed, however, tape reflects petition filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the property inspection report datedXX/XX/XX17, the property is occupied by the unknown party, however tape reflects primary home   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Modification is missing in the loan file.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Collection comment datedXX/XX/XX17 shows, final Modification was processed, however, tape reflects No   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999998877   Variance:    Variance %:    Comment: As per the latest payment history, the payment reversed is 4444444444444, however, tape reflects 99999999998877&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 778899999999   Variance:    Variance %:    Comment: As per the latest payment history, the payment string reversed is 4444444444444, however, tape reflects 7788999999999   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the note, the prepayment clause given, however tape reflects NO   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX Tape Value:  XXX   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 1XXX/XX42   Variance:    Variance %:    Comment: Collection comment datedXX/XX/XX17 shows, final Modification was processed and maturity date is unavailable. However, tape reflects date 1XXX/XX42&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 211 Tape Value: 301 Variance: -90 Variance %: -0.30% Comment: As per the note, the stated remaining term is 211, however, tape reflects 301 Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional adjustable ratepick-A-payment mortgage with P&I of xx with the rate of interest 5.450% and a maturity date of xx. The P&I as per latest payment history is the xx and rate of interest is 6.00%. Collection comment datedXX/XX/XX17 shows, final Modification was processed. As per Modified terms, new UPB is xx. Payment history tape data also reflects the deferred balance of xx.
However, Modification agreement is missing in the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX15 to XX/XX/XX16 as the latest 24 months comments are required."
* Payment History is not Complete (Lvl 3)     "Payment history is available from 1XXX/XX16 to XX/XX/XX17. The payment history is missing from XX/XX/XX16 to XX/XX/XX16 as the latest 12 months history required."
* Title Review shows major title concern (Lvl 3)     "There is an active HOA lien found XXX, a lXXX in the amount of xx recorded onXX/XX/XX17.
The subject property is located in the state Colorado, which is a super lien state. There is risk of the property to be getting foreclosed due to above unpaid liens. The updated title report notes states that there is a possibility of foreclosure by senior non-mortgage lien.
The unpaid lien should be paid in order to avoid foreclosure."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is second lien position. As there is HOA lien on the subject property in the amount of xx a Colorado nonprofit Corporation recorded onXX/XX/XX17."
* Property Damage (Lvl 3) "As per the latest property inspection report datedXX/XX/XX17, there is siding damage in the amount of xxx and the date discovered is XX/XX/XX17. No comments regarding the repairs have been found in the collection comments."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm since no supportive docs available in the file that reveal the index value."
* Application Missing (Lvl 2)     "Final application is missing in the loan file. However, initial loan application information has considered."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37746495	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,805.42	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$170,000.00	No	xx	Not Applicable	xx	5.070%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	No Documentation	No	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx and was recorded on xx.
Chain of assignment is complete. Latest assignment per updated title is with Pxx and was recorded on xx
There is junior mortgage in the favor of xx in the amount of xx recorded onXX/XX/XX06.
There are two HOA Liens, first in the favor of xx in the amount of xx and was recorded on 6XX/XX09.
Second in the favor of xx in the amount of xx and was recorded on 1XXX/XX09.
There are two Civil judgments, first in the favor of xx xx in the amount of xx and was recorded onXX/XX/XX11.
Second in the favor of The xx in the amount of xxxx and was recorded on 8XX/XXx.
2017-2018 County 2nd intallment taxes due on 1XXX/XX17 in the amount of xx and 2017-2018 County 1st installment due on 5XX/XX18 in the amount of xx. No prior years delinquent taxes found.	Review of payment history states that the borrower is delinquent more than 120 days and next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied to 1XXX/XX16. The UPB stated in the latest payment history xx and the current P&I is xx with PITI xx. The borrower is making payments as per xx plan.	Collections Comments:The review of the collection comment shows that the loan is currently in bankruptcy and was next due for 1XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied to 1XXX/XX16. The UPB stated in the latest payment history is xx and the current P&I is xx with PITI xx. The borrower is making payments as per xx plan.
RFD is unable to determine.
Since origination, there is no modification of the loan.
No foreclosure information found in comments and loan files.
The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx The motion for relief was filed on xx The ‘date of the last filing’ is xx.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and is in average condition with no damages and repairs are found.  Its listed quoted price is xxForeclosure Comments:Not Applicable
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on xx The motion for relief was filed on xx The Date of last filing date per case summary is xx	Not Applicable	Credit Application Condo/PUD Rider	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Lift Stay - Requested |---| |----| Comment: Current bankruptcy status is plan confirmed. However, tape reflects that it is Lift stay requested. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: It is prior servicer deferred balance amount xx.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan is ARM with negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history, string is 444444444444. However, tape reflects that it is 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history, string reversed is 444444444444. However, tape reflects that it is 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Pre payment penalty is available. However, tape reflects that it is No.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX34   Tape Value: 7XX/XX42   Variance: 2750 (Days)   Variance %:    Comment: Per Note, stated maturity date is XX/XX/XX34. However, tape reflects that it is 7XX/XX42.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 218   Tape Value: 298   Variance: -80   Variance %: -0.27%   Comment: Stated remaining term 218. However, tape reflects that it is 298.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject property type is PUD. However, tape reflects that it is single family. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The loan was originated on 1XXX/XX04 in the amount of xx. The subject property value has been crammed down to xx,000 under xx Class 7 (Document located at xx. The borrower had filed bankruptcy on xx and the plan was confirmed on xx As per comment dated xx the value of the subject property has been crammed down to xx and the debtor shall pay the allowed secured claim with the monthly P&I in the amount of xx over 30 years at the interest rate of 4.000%."	* Comment history is incomplete (Lvl 3) "Comments history is available from 1XXX/XX16 to XX/XX/XX17. However, we require latest 24 months comments history. Comments history is missing from XX/XX/XX15 to 1XXX/XX16."
* Payment History is not Complete (Lvl 3) "Payment history is available from 1XXX/XX16 to XX/XX/XX17. However, we require latest 12 months payment history. Payment history is missing from XX/XX/XX16 to 1XXX/XX16."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data: xx Comparison Data: xx Variance: -xx."
* Application Missing (Lvl 2)     "Final 1003 application along with transmittal is missing in the loan file."
* Condo / PUD rider Missing (Lvl 2)     "The property type is Low Rise Condo However, Condo/PUD rider is missing in the loan file."
* Settlement date is different from note date (Lvl 2)     "HUD-1 Settlement date is 1XXX/XX04. However, the loan was originated on xx
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
																																																																																								* Mortgage Riders incomplete / inaccurate (Lvl 2) "The property type is Low Rise Condo However, Condo/PUD rider is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89752071	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,760.52	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.530%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$125,000.00	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	As per XXX report dated XX/XX/XX17, the subject mortgage was originated on xx with xx which was recorded on xx The chain of the assignment is complete. Latest assignment as per XXX report is from xx to xx, which was recorded on xx There is a junior mortgage in the favor of xx, a xx in the amount of xx, which was recorded on xx There is a civil judgment in the favor of xx in the amount of xx, which was recorded on xx There is a Hospital Medical or Attorney lien in the favor of xx in the amount of xx which was recorded on xx There is a civil judgment in the favor of xx. in the amount of xx which was recorded on xx There is a civil judgment in the favor xx in the amount of xx which was recorded on 8XX/XX10. There is a Muni/City/Code lien in the favor of xx in the amount of xx recorded on xx which is not on susubject property, it is on borrower's another property. Combined jurisdiction annual installment taxes, for the year 2016, was paid in the amount of xx on XX/XX/XX16. No prior years delinquent taxes are found.	As per the review of payment history, the borrower is currently delinquent for more than 120 days and next due is for 7XX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 6XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The Current PITI is xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in active bankruptcy and next due for 7XX/XX16. The last payment was received onXX/XX/XX17, in the amount of xx, which was applied to 6XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The Current PITI is xx. The reason for default is unemployment/decreased income. The borrower is making payment as per modification. The Step modification agreement was made between the xx on 1XXX/XX13. The Unpaid principal Balance is xxx00, with interest rate 2.00%, which steps up in 4 steps, ending at 4.250%. The borrower promises to pay the monthly P&I of xx, beginning from 1XXX/XX13. The maturity is on 1XXX/XX38. There is no provision for the balloon payment. The foreclosure was initiated and the file was referred to an attorney on xx The complaint was filed on xx The foreclosure was put on hold because the borrower had filed bankruptcy under xx with the Case # xx, on xx No further information has been found. The borrower had filed bankruptcy under xx with the Case # xx onXX/XX/XX16. The plan was confirmed on XX/XX/XX17. The motion for relief from stay was filed onXX/XX/XX16. Under xx confirmed plan, the debtor shall pay to the trustee in the amount of xx per month from 1st to 25th month and xx per month from 26 to 60. The POC was filed on XX/XX/XX16, for the claim amount of xx, and the arrearage amount is xx. As per latest BPO report datedXX/XX/XX17, the subject mortgage is occupied by the owner and it is in fair condition. There is no comment found regarding damage and repairs.
Foreclosure Comments:As per the review of the servicing comments, the foreclosure was initiated and the file was referred to an attorney on xx The complaint was filed on xx The foreclosure was put on hold because the borrower had filed bankruptcy under xx with the Case #xx on xx No further information has been found.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # xx on xx The plan was confirmed on XX/XX/XX17. As per xx confirmed plan, the debtor shall pay to the trustee the sum of xx per month from 1 to 25 month and xx per month from 26 to 60. The POC was filed on XX/XX/XX16 for the claim amount of xx, and the arrearage amount is xx. Schedule D in voluntary petition datedXX/XX/XX16 shows amount of claim without deducting value of collateral is xx However unsecured portion remained as xx. Collection comments does not shows any cram down.	This Step modification agreement was made between the xx a division of xx. The new modified Unpaid principal Balance is xxx00 with interest rate 2.00% which steps up in 4 steps ending at 4.250%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX13. The maturity is on xx There is no provision for the balloon payment.	Credit Application	Field: Current Bankruptcy Status Loan Value: Dismissed Tape Value: Lift Stay - Requested |---| |----| Comment: As per pacer, the current bankruptcy status is plan confirmed, however, tape data reflects Lift Stay - Requested. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per servicing comments, current foreclosure status is complaint filed, however, tape data reflects Referred to attorney.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has been modified, however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification, the loan amortization type is step, however, tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX13   Tape Value: 1XXX/XX18   Variance: 1795 (Days)   Variance %:    Comment: As per modification, mod steep 1 date 1XXX/XX13, however, tape data reflects 1XXX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per modification, the mod step 1 rate is 2.00%, however, tape data reflects 3.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX18   Tape Value: 1XXX/XX19   Variance: 334 (Days)   Variance %:    Comment: As per modification, mod steep 2 date 1XXX/XX18, however, tape data reflects 1XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per modification, the mod step 2 rate is 3.00%, however, tape data reflects 4.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX19   Tape Value: 1XXX/XX20   Variance: 335 (Days)   Variance %:    Comment: As per modification, mod steep 1 date 1XXX/XX19, however, tape data reflects 1XXX/XX20.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.3%   Variance:    Variance %: -0.25%   Comment: As per modification, the mod step 3 rate is 4.00%, however, tape data reflects 4.250%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444, however, tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string reversed is 444444444444, however, tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment penalty Doc status is Yes but tape shows No.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note, the property address street is XXX, however, tape data reflects  XXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing in the loan file, however, HUD-1 does not shows cash out, hence, the purpose of refinance per application taken as lower rate or term, however, tape data reflects Cash out - other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1, purpose of transaction is refinance, however, tape data reflects Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 268 Tape Value: 253 Variance: 15 Variance %: 0.06% Comment: As per note, stated remaining term is 268, however, tape data reflects 253. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification made between the (borrower) XXXand (lender) XXX a division of XXX forgive principal in the amount of xx. out of modified principal balance of xx However, the forgiven amount exceeds 2% of modified principal balance."	* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months comment history. Comment history is missing from 1XXX/XX15 to 1XXX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition datedXX/XX/XX16 shows amount of claim without deducting value of collateral is xx However unsecured portion remained as xx. Collection comments does not shows any cram down."
* Active Judgment Against Borrower (Lvl 3) "As per updated title report dated XX/XX/XX17 shows there is one active senior civil judgment against the borrower in the amount of xx held by XXX) N.A. recorded onXX/XX/XX00. Which is prior to the subject mortgage. However the subject mortgage was originated onXX/XX/XX05."	* Application Missing (Lvl 2) "Final 1003 application along with transmittal is missing from the loan files."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm from lender's provided documents."
* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1)
* XXX Exceptions Test Incomplete (Lvl 1)
																																																																																									* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent). However, as per the collection comments received as of 1XXX/XX17, no comments were found pertaining damage to the subject property."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42103870	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,729.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	No Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$473,799.03	Not Applicable	5.250%	xx	XX/XX/XX10	Change of Terms	Review of updated title report dated XX/XX/XX17 states that subject mortgage was originated on xx xx with as xx ' xx.
There are no active judgments and lien against borrower.
2016-17  taxes are paid in the amount of xx and 2017-18 estimated taxes are due in the amount xx No prior years taxes are deliquents. As per the property inseption document and collection comment no damage found in property. Property is in good condition.
Review of payment history shows that the borrower is not making regular payments and is delinquent for more than 120 days. The last payment was received in the amount of xx and that was applied to due date 0XXX/XX17.
Current unpaid principal balance is xxx. Borrower paid according to the modification agreement dated XX/XX/XX09.	Collections Comments:The loan is in active bankruptcy. The borrower filed the bankruptcy under xx with case #xx on xx and plan was confirmed on xx There is no foreclosure activities noted in the collection comments.
The borrower is not making regular payments and is delinquent for more than 120 days. The last payment was received in the amount of xx and that was applied to due date xx
The loan was previously modified on xx The new principal balance is xx with step rate beginning at 5.250 % and borrower promises to pay P&I in the amount xx. The new maturity date isXX/XX/XX50.
The loan modification agreement was made on xx The unpaid principal balance was xx. As per the loan modification agreement new interest rate was 5.250 % and P&I was xx.
The modification further taken seven steps.
As per inspection report, property is in good condition and no damages found on subject property.
As per collection comments, there is no damages and repairs noted on subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Asper PACER, the borrower filed the bankruptcy under xx with case xx on XX/XX/XX14 and plan was confirmed onXX/XX/XX15.
The POC was filed on xx with the POC amount of xx and amount of arrearage of xx.
As per the xx plan, Debtor shall pay to the trustee in the amount of xx each month for 60 months. Currently loan is in active bankruptcy.	The loan modification agreement was made between xx and xx. The unpaid principal balance was xx. As per the loan modification agreement new interest rate was 5.250 % and P&I was xx.
The modification further taken seven steps.	Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER, the loan is in bankruptcy. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER, the loan is in bankruptcy.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Mod, loan was modified on 1XXX/XX09.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Mod, loan amortization type is Step however, tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value:XX/XX/XX10   Tape Value:XX/XX/XX18   Variance: 2891 (Days)   Variance %:    Comment: As per Mod, Mod step 1 date isXX/XX/XX10 however tape reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 5.3%   Tape Value: 6.0%   Variance:    Variance %: -0.77%   Comment: As per Mod, Mod step 1 rate is 5.250% however, tape reflects 6.015%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 667767787787   Variance:    Variance %:    Comment: As per Payment history, string is 444321444444 however, tape reflects 667767787787.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 787787777766   Variance:    Variance %:    Comment: As per Payment history, Payment history string reversed is4444444123444 however, tape reflects 787787777766.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment penalty doc status is yes however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 395 Tape Value: 388 Variance: 7 Variance %: 0.02% Comment: As per Note, stated remaining term is 395 however, tape reflects 388. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final Hud-1 is not signed by the borrower however, the same HUD-1 considered to test the compliance test."
* Payment History is not Complete (Lvl 3)     "Payment history are available from XX/XX/XX16 to XX/XX/XX17. As we require latest 12 months payment history for review, the payment history are missing from 1XXX/XX16 to XX/XX/XX16."
* Comment history is incomplete (Lvl 3) "Servicing comments are available from 1XXX/XX16 to 1XXX/XX17. As we require latest 24 months collection comments for review, the comments are missing from 1XXX/XX15 till XX/XX/XX16."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "Note date isXX/XX/XX16 however ROR transaction date is xx
* Settlement date is different from note date (Lvl 2)     "As per Note, Note date isXX/XX/XX06 however, settlement date is xx
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value from available loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15047838	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,995.19	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.210%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	xx	XX/XX/XX13	$265,000.00	Not Applicable	6.850%	xx	XX/XX/XX13	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx which was recorded on xx
The chain of assignment is complete and the latest assignment is from xx to xx.
Found junior mortgage in the amount of xx with lender xx.
1st installment of combined taxes paid for the year 2018 in the amount of xx. 2nd Installment due for 1XXX/XX17 in the amount of xx, 3rd & 4th installment taxes are due for the year 2018 in the total amount of xx.	As per the review of payment history, the borrower is delinquent for more than 19 months and next due is for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XXX/XX16. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 6.85%.	Collections Comments:Current status of the loan is Bankruptcy and next due for xx RFD not state in the collection comment.
The modification agreement was made on 5XX/XX13. As per the modified terms, the New Unpaid Principle Balance is xx at a fixed interest rate of 6.850 % with modified P&I of xx. Principal Forgiven of xx, which exceeds 2% of the loan amount. The First Payment date was due on 5XX/XX13 and new Maturity Date is xx
The last payment was received on xx in the amount of xx which was applied to XXX/XX16. The UPB stated in the payment history is xx. Foreclosure initiated and was referred to an attorney on xx However, foreclosure placed on hold because the borrower had filed bankruptcy under xx case # xx dated xx The plan was confirmed on xx  As per order confirming xx plan the debtor shall pay to the trustee in the amount of xx monthly for the period of 60 months. As per review of xx confirmed plan, unsecured debt is found in the amount of xx, there is no any evidence of cramdown.
As per BPO report dated xx property was occupied by Unknown. No damage was found.

Foreclosure Comments:Foreclosure initiated and was referred to attorney on xx However, foreclosure placed on hold because the borrower had filed bankruptcy under xx case # xx dated xx The plan was confirmed on xx
As per order confirming xx plan the debtor shall pay to the trustee in the amount of xx monthly for the period of 60 months. As per review of xx confirmed plan, unsecured debt is found in the amount of xx there is no any evidence of cram down.
Bankruptcy Comments:The borrower had filed bankruptcy under xx case # xx dated xx The plan was confirmed on xx
As per order confirming xx plan the debtor shall pay to the trustee in the amount of xx monthly for the period of 60 months. As per review of xx confirmed plan, unsecured debt is found in the amount of xx there is no any evidence of cram down.

The modification agreement was made on 5XX/XX13 between borrower xx and the xx A xx.
The reason for modification is financial hardship.
As per the modified terms, the New Unpaid Principle Balance is xx at a fixed interest rate of 6.850 % with modified P&I of xx. Principal Forgiven of xx, which exceeds 2% of the loan amount. The First Payment date was due on xx and new Maturity Date is xx There is no deferred balance stated.
Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per bankruptcy files, the plan was confirmed. However the tape shows that it is Proof of claim filed.&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is modification exists. However the tape shows that it is not.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As payment history , the string is 444444444444.however the tape shows that it is of 9999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As payment history , the reversed string is 444444444444. However the tape shows that it is of 9999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is prepayment penalty available. However the tape shows that it is not available.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX16   Tape Value:XX/XX/XX16   Variance: -1 (Days)   Variance %:    Comment: As per available foreclosure document, the referreal date isXX/XX/XX16. However the tape shows that it is of dateXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 245 Tape Value: 226 Variance: 19 Variance %: 0.08% Comment: The stated original term is 245.However the tape shows that it is 226..&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per loan modification agreement dated 5XX/XX13, the new modified principal balance is xx. However, there is a principal balance in the amount of xx which has been forgiven that exceeds 2% of modified loan amount."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description on vesting deed matches with the mortgage and final title policy except 13th line “Said Lot containing 19,762 Square feet, more or less , as shown on said plan” , which is missing in the mortgage and final title policy."
* Payment History is not Complete (Lvl 3)     "The available payment history is from 1XXX/XX16 to XX/XX/XX17. As per guideline we required 12 month payment history. However, payment history is missing from XX/XX/XX16 to 1XXX/XX16."
* Comment history is incomplete (Lvl 3) "The available comment history is from 1XXX/XX16 to XX/XX/XX17 which is of 10 months. As we require the comment history of 24 months, the comment history is missing from XX/XX/XX15 to 1XXX/XX16."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm from available loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per Quitclaim deedXX/XX/XX06, states the borrower's name as xx states the name as xx which is the correct name as per name affidavit dated xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2203389	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,134.41	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$467,396.07	Not Applicable	4.950%	xx	XX/XX/XX09	Financial Hardship	As per review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx in the favor of xx.
The chain of the assignment is complete. Latest assignment is from xx to xx As Legal Title Trustee which was recorded on xx
 There is one HOA lien against the subject property in the favor of xx in the amount of xx,  which was recorded on 6XX/XX14.

There is one active Muni/City/Code Lien against the subject property in the favor of xx in the amount of xx,  which was recorded onXX/XX/XX09.
There are total  5 active junior civil judgment found against the borrower, which are mentioned as below.
The first civil judgment in the favor of xx in the amount of xx,  which was recorded onXX/XX/XX11.
The second civil judgment in the favor of xx in the amount of xx,  which was recorded onXX/XX/XX11.
The third civil judgment in the favor of xx in the amount of xx,  which was recorded on 9XX/XX11.
The fourth civil judgment in the favor of  xx in the amount of xx,  which was recorded onXX/XX/XX13.
The fifth civil judgment in the favor of xx in the amount of xx,  which was recorded on XX/XX/XX14.
The county first installment taxes for the year 2017-2018 is due in the amount of xx until XX/XX/XX17 and second installment is due in the amount of xx untilXX/XX/XX18.
No prior years delinquent taxes are found.

As per the review of updated payment history, the borrower is delinquent with the loan for more than 6 months and next due date isXX/XX/XX17. The last payment was received onXX/XX/XX17, in the amount of xx, which was applied toXX/XX/XX17. The current UPB is reflecting in the amount of xx. The borrower has made 9 payments in the last 12 months. The borrower is making payment as per modification agreement dated 1XXX/XX09.	Collections Comments:The loan is in active bankruptcy and is due forXX/XX/XX17. The last payment was received on xx in the amount of xx, which was applied to xx The current UPB is reflecting in the amount of xx The borrower has made 9 payments in the last 12 months.
The loan has been modified once since origination on xx and the borrower is making payment as per modified terms.
As per hardship letter dated XXX/XX15 the borrower wants another loan modification to bring current with the mortgage payments.
 As per the review of servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx However, the foreclosure activity was put on hold because the borrower had filed bankruptcy under xx with the case #xx on xx The plan was confirmed on xx The foreclosure is still on hold. No further information is available.
As per BPO report dated xx the subject property occupancy is unavailable and in good condition. However, latest servicing comments states that the subject property is occupied an unknown party. No comments about damage or repair are found.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx However, the foreclosure activity was put on hold because the borrower had filed bankruptcy under xx with the case #xx on xx The plan was confirmed on xx The foreclosure is still on hold. No further information is available.
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with the case #xx on xx The POC was filed on xx for the amount of xx and the amount of arrearage is in the amount of xx. The plan was confirmed on 8XX/XX15. As per this plan, the borrower has to pay the sum of xx for first 4 months. After this from 5th to 60th month the borrower has to pay the sum of xx to the trustee. The Proof of Claim was filed on 4XX/XX15. The total amount of claim is xx and amount of arrearage is xx. As per the “xx” datedXX/XX/XX17 the new total payment is in the amount of xxwhich was due from xx	This loan modification agreement was made between the borrower xx with the Lender xx on xx The New Principal Balance per modification agreement is in the amount of xx and the borrower promises to make a monthly payment in the amount of xx at the step rate of interest 4.950%, beginning from XX/XX/XX09, to XX/XX/XX14. After the “Interest Only Period” the borrower makes monthly P&I in the amount of xx, at the interest rate of 6.500%, from xx till the stated maturity date which will be xx The loan has been modified into 7 steps.	Origination Appraisal	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER report, the current bankruptcy status is Plan Confirmed. However, the tape data reflects Proof of Claim- Filed.&#xxD; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The modification is available in loan documents. However, the tape data reflects no.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the loan amortization type is Step. However, the tape data reflects fixed. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 667667666678   Variance:    Variance %:    Comment: As per payment history string is 444321444. However, the tape data reflects string is 6676676666678.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 876666776766   Variance:    Variance %:    Comment: As per payment history string reversed is 44444123444. However, the tape data reflects string is 876667776766.&#xxD;   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, the Prepayment Penalty Doc Status is Yes. However, the tape data reflects No.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of re financing is Debt Consolidation. However, the tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 393   Tape Value: 386   Variance: 7   Variance %: 0.02%   Comment: As per note, the stated remaining terms are 393 months. However, the tape data reflects 386 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Low Rise Condo (1-4 Stories) Variance: Variance %: Comment: The subject property type is PUD. However, the tape data reflects Low Rise Condo.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months comment history. The comment history is missing from 1XXX/XX15 to 1XXX/XX16."
* Payment History is not Complete (Lvl 3)     "The payment history is available from 1XXX/XX16 to XX/XX/XX17.  However, we required latest 12 months payment history. The payment history missing from 1XXX/XX16 to 1XXX/XX16."
																																																																																							* Variation in Parcel number(APN#) (Lvl 3) "There is a variation in parcel number. The parcel# mentioned on vesting deed dated XX/XX/XX03 is XXX with instrument# XXX, which is not matching with the parcel # mentioned on the recorded mortgage, appraisal report and tax document, which is XXX."	* Missing Appraisal (Lvl 2) "An appraisal report is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46219184	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,159.04	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.090%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$158,176.40	Not Applicable	4.040%	xx	XX/XX/XX12	Financial Hardship	As per the updated title report datedXX/XX/XX17 the subject mortgage was originated on xx with the xx.recorded on xx
The chain of assignment is complete. Currently, the assignment is withxx, as  Legal Title Trustee which was recorded on xx
 As per the updated title, there is one Mechanic lien found against the borrower which was recorded on XX/XX/XX15 in the amount of xxin the favor xx
2016 combined annual taxes were paid off in the amount of xx on XX/XX/XX16 No prior years delinquent taxes.	The borrower is currently delinquent for more than 120 days. The last payment was received on XX/XX/XX17 in the amount of xx. The next due date is XX/XX/XX16. The UPB is reflected in the payment history in the amount of xx.

Collections Comments:The loan is in active bankruptcy and due date is xx
As per payment history the borrower is currently delinquent for more than 120 days. The last payment was received on XX/XX/XX17 in the amount of xx.  The next due date is XX/XX/XX16. The UPB is reflected in the payment history in the amount of xx.  Foreclosure was initiated in the loan by filing complaint by attorney. The foreclosure was  referred to an attorney on xx also the hearing is scheduled on xx In between the FC process delay due to loss mitigation and bankruptcy filing.
Borrower filed bankruptcy xx case #xx on dated xx The plan was confirmed on xx Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx  for the total amount of xx.
 As per POC filed on 6XX/XX16 shows the amount of claim xx and arrearage is xx. RFD is unable to determine.
The loan has modified since the origination.  The modification agreement was made between Lender xx and Borrower xx on XX/XX/XX12. As per the modified term the new principal balance xx. Borrower promises to pay xx monthly with a modified interest rate of 4.040%% beginning from XX/XX/XX12 with a maturity date of XX/XX/XX37. As per the modification agreement made on XX/XX/XX12.The total unpaid principal balance was xxowever, now the Principal balance is xx. As per the agreement, the Lender has forgiven amount is xx which exceeds more than 2%.  The RFD of default is unable to determine.
As per the latest inspection report dated XX/XX/XX17, the subject property is occupied by the unknown party. However comment dated xx shows the subject property is occupied by owner with an average condition, no comments found  regarding the damage or repair.
Foreclosure Comments:The loan is in active bankruptcy and due for xx
 Foreclosure was initiated in the loan by filing complaint by attorney. The foreclosure was  referred to an attorney on xx also the hearing is scheduled on xx In between the FC process delay due to loss mitigation and bankruptcy filing.
Bankruptcy Comments:Borrower filed bankruptcy xx case #xx on dated xx The plan was confirmed on xx Under confirmed xx plan debtor was supposed to pay the trustee the amount of xx  for the total amount of xx.
As per POC filed on xx shows the amount of claim xx and arrearage is xx. The case was dismissed on xx for not making plan payments.
The modification agreement was made between xx  and Borrower xx on xx As per the modified term the new principal balance xx. Borrower promises to pay xx monthly with modified interest rate of 4.040%% beginning from XX/XX/XX12 with a maturity date of XX/XX/XX37.
As per the modification  agreement made on XX/XX/XX12.The total  unpaid principal balance was xx. However , now the Principal balance is xx . As per the agreement  the Lender has forgiven amount is xx which exceeds more than 2%.

Field: Current Bankruptcy Status Loan Value: Dismissed Tape Value: Proof of Claim - Filed |---| |----| Comment: As per the latest bk report the current bk status is plan confirmed however, the tape data reflects the proof of claim filed . Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The modification agreement is present in the loan file however the tape data reflects no .   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history the payment history string is 444444444444 however, the tape data reflects the 999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history the payment history string reversed is 444444444444 however, the tape data reflects the 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the original note the prepayment penalty doc status is present however, the tape data reflects the no.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: XX/XX/XX16   Tape Value: 6XX/XX14   Variance: -932 (Days)   Variance %:    Comment: As per the latest collection comments the referral date is XX/XX/XX16 however, the tape data reflects the 6XX/XX14 .   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 258 Tape Value: 238 Variance: 20 Variance %: 0.08% Comment: As per the note the stated remaining term is 258 however, the tape data reflects the 238 . Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement made on XX/XX/XX12 shows the UPB is xx and interest bearing amount is xx, the Lender has forgiven principal amount is xx which exceeds more than 2%."	* Comment history is incomplete (Lvl 3) "The comments history is available from 1XXX/XX16 to XX/XX/XX17. As we require the 24 months collection. The collection comment is missing from the XX/XX/XX15 to 1XXX/XX16 ."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm from lender's provided documents."	* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent).
However, as per the collection comments received as of XX/XX/XX17, no comments were found pertaining damage to the subject property."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75488969	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$2,544.81	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17, shows that the subject mortgage was originated on xx with xx as nominee for xx as nominee for xx which was recorded on xx
The chain of the assignment is complete. The last assignment was done from xx, As Legal Title Trustee which was recorded on xx
There is one municipal lien found open in the amount of xx with xx which was recorded on xx
The 2016 combined annual taxes are paid in the amount of xx.
No prior years delinquent taxes are found.	The review of payment history as of XX/XX/XX17, the borrower is currently delinquent for more than 26 months and the next due is for 8XX/XX15. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 7XX/XX15. The UPB stated in the payment history is xx.	Collections Comments:The current status of the loan is active in collections and is due for 8XX/XX15. The last payment was received on xx, in the amount of xx which was applied to xx The UPB stated in the payment history is xx The loan has not been modified since origination. The borrower is making payment as per ARM note with P&I of xx and rate of interest of 2.750%. The foreclosure was initiated and the file referred to an attorney on xx As per the notice of lis pendence, the complaint was filed on xx The foreclosure hearing was set on 9XX/XX16. However, the hearing was canceled. The reason for the cancellation of hearing is unable to determine. Further, the hearing was scheduled on xx The sale was scheduled and held onXX/XX/XX17. Servicing comment datedXX/XX/XX17 states that, the subject property was sold to the third party with a successful bidding amount of xx. All the property preservation has been stopped and sales report was received on xx However, comment datedXX/XX/XX17 states that the borrower had filed bankruptcy under xx with the case#xx on xx the sale was postponed to xx As per the xx plan, the debtor shall pay, the amount of xx per month to the trustee starting from xx for 36 months. The creditor has filed POC on xx with a claim amount of xx and arrearage amount of xx. The debtor was dismissed on 1XXX/XX17 due to the failure of making the plan payments. The comment dated xx states that, three months trial agreement has been created which begins from xx As per inspection report datedXX/XX/XX17, the subject property is occupied by an unknown party and is in good condition.No damage is found to the subject property. However, servicing comment dated xx the subject property is located in FEMA disaster area. FEMA property inspection has been completed and there is no impact found to the property.
Foreclosure Comments:The foreclosure was initiated and the file referred to an attorney on xx As per the notice of lis pendence, the complaint was filed on xx The foreclosure hearing was set on xx However, the hearing was canceled. The reason for the cancellation of hearing is unable to determine.  Further, the hearing was scheduled on xx The sale was scheduled and held on xx Servicing comment dated xx states that, the subject property was sold to the third party with a successful bidding amount of xx. All the property preservation has been stopped and sales report was received on xx However, comment dated xx states that the borrower had filed bankruptcy under xx with the case#xx on xx the sale was postponed to xx
Bankruptcy Comments:The borrower has filed bankruptcy under xx under case#xx on xx As per the xx plan, the debtor shall pay the amount of xx per month to the trustee starting from xx for 36 months. The creditor filed POC on xx with a claim amount of xx and arrearage of amount xx. The debtor dismissed on 1XXX/XX17 due failure to make plan payments.	Not Applicable	Field: Current Bankruptcy Status Loan Value: Dismissed Tape Value: Proof of Claim - Filed |---| |----| Comment: As per latest bankruptcy , the plan was dismissed.However the tape shows that it is Proof of claim filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: As per documents, the foreclosure is awaiting sale.However the tape shows that it is judgment entered.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: 8XX/XX07   Tape Value: 9XX/XX07   Variance: 31 (Days)   Variance %:    Comment: As per note the first rate change date is 8XX/XX07.However the tape shows that it is 9XX/XX07.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 7.3%   Tape Value: 11%   Variance:    Variance %: -4.00%   Comment: Max rate at first adjustment is 7.25%.However the tape shows that it is 11.25%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 3.3%   Tape Value: 2.3%   Variance:    Variance %: 1.00%   Comment: As per note the Min rate at first adjustment is 3.250%.However the tape shows that it is 2.250%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the string is 444444444444.However the tape shows that it is of 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the reversed string is 444444444444.However the tape shows that it is of 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value: XXX   Variance:    Variance %:    Comment: As per note the property address is XXX .However the tape shows that it is XXX.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 9XX/XX15   Tape Value: 9XX/XX15   Variance: -4 (Days)   Variance %:    Comment: As per foreclosure document the referral date is 9XX/XX15.However the tape shows that it is 9XX/XX15.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 229   Tape Value: 203   Variance: 26   Variance %: 0.13%   Comment: As per note the stated original term is 229.However the tape shows that it is 203.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The subject property is PUD.However the tape shows that it is single family. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the XXX report Subject mortgage is in second lien position, there is one municipal lien found open in the amount of xx with City of XXX which was recorded onXX/XX/XX13. The subject property is located in the state of Florida which is a super lien state. There is a risk of the property being foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the ProTitle report Subject mortgage is on second lien position as there is one municipal lien found open in the amount of xx with XXX which was recorded onXX/XX/XX13."	* Comment history is incomplete (Lvl 3) "The collection comment is available from 1XXX/XX16 to XX/XX/XX17 which is for 10 months. However, we require 24 months collection comments. Collection comment is missing from XX/XX/XX15 to 1XXX/XX16."
* Variation in Parcel number(APN#) (Lvl 3)     "There is a variance in parcel#. The parcel# mentioned on the subject mortgage, tax certificate and warranty deed is xx which do matches with each other. However, parcel# mentioned on appraisal report is xx does not match with these documents."
* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX16 XX/XX/XX17 which is for 10 months. However, we require complete 12 months payment history. The payment history is missing from XX/XX/XX16 to 1XXX/XX16."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
TILA Finance Charge Test: Loan Data xx, Comparison Data xx, Variance -xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Loan Data xx, Comparison Data xx, Variance -xx."	* XXX Exceptions Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent). However, as per the collection comments received as of XX/XX/XX17, no comments were found pertaining damage to the subject property."
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69997906	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,259.88	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	xx	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Refinance	xx	Full Documentation	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	xx	XX/XX/XX16	$219,528.85	Not Applicable	5.500%	xx	XX/XX/XX16	Financial Hardship	As per the XXX report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XX07 and was recorded on XX/XX/XX07, in the favor of xx as nominee for xx. in the amount of xx.
The chain of assignment is complete. The latest assignment was done from the xx as legal title trustee to xx
There is one junior mortgage found open against the xx which was originated on XX/XX/XX06 and was recorded XX/XX/XX06, in the amount of xx.
There are four judgments against the xxin the amount of xx and it is in the favor of xx.
There is a civil judgment against the xx in the amount of xx and it is in the favor of xx.
There is a child support judgment against the  xx in the amount of xx and it is in the favor of xx.
There is a civil judgment against the xx in the amount of xx in the favor of xx which was recorded on XX/XX/XX06.
There is a civil judgment against the xx in the amount of xx in the favor of xx which was recorded on XX/XX/XX97.
There is a civil judgment agains the xx in the amount of xx in the favor xx which was recorded on XX/XX/XX09.
There is a civil judgment agains the xx in the amount of xx in the favor xx which was recorded on XX/XX/XX05.
There is a civil judgment agains the xx n the amount of xx in the favor xx which was recorded on XX/XX/XX05.
There is a civil judgment agains the xx in the amount of xx in the favor xx which was recorded on XX/XX/XX15.
There is a civil judgment agains the xx in the amount of xx in the favor xx which was recorded on XX/XX/XX08.
There is a civil judgment agains the xx in the amount of xx in the favor xxwhich was recorded on XX/XX/XX09.
There is a civil judgment agains the xx in the amount of xx in the favor xx which was recorded on XX/XX/XX17.
There is a civil judgment agains the xxin the amount of xx in the favor xx which was recorded on XX/XX/XX07.
There is a civil judgment agains the xx in the amount of xx in the favorxx which was recorded on XX/XX/XX15.
There is a civil judgment agains the xx in the amount of xx in the favor xxwhich was recorded on XX/XX/XX15.
The 2017, the 1st, 2nd and 3rd installments are paid in the amount of xx. The 2017, the 5th installment is due in the amount of xx.No any prior delinquent taxes are found.
As per the payment history, the borrower is delinquent for more than 10 months and is next due for 1XXX/XX16. The last payment was received onXX/XX/XX17, the P&I is xxx2 which was applied on 1XXX/XX16. The new UPB is reflected in the amount of xx. The borrower is making payment as per modification agreement rate.	Collections Comments:As per the review of collection comment, the borrower is delinquent for more than 10 months and is due for XX/XX/XX16. The loan is active in the bankruptcy. The foreclosure was initiated on the loan and the file was referred to an attorney on XX/XX/XX15. The foreclosure complaint was filed on XX/XX/XX15. The judgment was entered on XX/XX/XX15. As per the comment dated XX/XX/XX16, the foreclosure sale was scheduled on XX/XX/XX16, was put on hold because the borrower had filed bankruptcy on XX/XX/XX16 with the reference case # xx. No further details are found for the bankruptcy which is was filed on XX/XX/XX16. Now, the borrower is active in the bankruptcy which is filed on XX/XX/XX17.
The recent reason for default is not mentioned in the collection comment.
The loan has been modified twice since origination. The recent modification which was made on XX/XX/XX16, and is not signed by the borrower and by the lender. The borrower is making the payment as per this modification in the amount of xx, at the rate of interest 5.500%, and the loan will be matured on XX/XX/XX56.
As per the inspection report dated XX/XX/XX17, the subject property is occupied by an unknown party. The subject property is in good condition. No repair or damage is found in the inspection report as well as in the collection comment.
Foreclosure Comments:As per servicing comments, the foreclosure was initiated and the file was referred to an attorney on xx As per updated title report, the complaint was filed on xx with case# xx. As per collection comment dated xx shows that the foreclosure was put on hold because the borrower had filed court delay under xx with the case #xx onXX/XX/XX17.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the case xx on xx The plan was confirmed on xx As per the order confirming plan the debtor shall pay to the trustee in the amount of xx for 12 months, xx for 12 months and xx for 36 months, totaling in the amount of xx. The POC bar date is xx	The loan modification agreement was made between borrower as xx and xx on xx The New Principal Balance is xx. However, the borrower promises to make a monthly payment of xx with the rate of interest 5.500% to begin from xx for the term of 480 months & maturity date xx	Missing POC Modification Legal Description Origination Appraisal Right of Rescission HUD-1 Closing Statement	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Petition Filed |---| |----| Comment: As per PACER report, the current bankruptcy status is Plan Confirmed. However, the tape data reflects Pettion Filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Sale Publication   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per updated title report, the foreclosure status is complaint filed.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, the interest-only period is Yes. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 423444444444   Tape Value: 999876543243   Variance:    Variance %:    Comment: As per payment history string is 444444444444. However, the tape data reflects string is 999876543243.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444324   Tape Value: 342345698999   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444. However, the tape data reflects string is 34234569899.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: XXX/XX15   Tape Value:XX/XX/XX17   Variance: 740 (Days)   Variance %:    Comment: Referral date considered as per comment the review of collection comment as XX/XX/XX15; The tape data reflects XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 474 Tape Value: 464 Variance: 10 Variance %: 0.02% Comment: As per note, the stated remaining terms are 474 months. However, the tape data reflects 464 months. Tape Source: Initial Tape Type:	D	* Active Judgment Against Borrower (Lvl 3) "As per the XXX report dated XX/XX/XX17, there are four active judgment against the borrower as follows:
There is a civil judgment against the xx in the amount of xx and in the favor of xx which was recorded on XX/XX/XX06.
There is a civil judgment against the xx in the amount of xx and in the favor of xx which was recorded on XX/XX/XX97.
There is a civil judgment agains the xx in the amount of xx and in the favor xx which was recorded on XX/XX/XX05.
There is a civil judgment agains the xx in the amount of xx and in the favor xx which was recorded on XX/XX/XX05."
* POC Deadline is coming soon (Lvl 3)     "The bankruptcy was filed on xx under xxwith case #xx As per PACER, the POC deadline due on xx However, the POC has not been filed yet."
* Loan appears modified. Mod missing or unexecuted (Lvl 3)     "The loan modification agreement is found in the loan file which was made on XX/XX/XX16. The borrower had made the last payment as per the modification rate. However, the available loan modification agreement is not signed by the borrower."
* Legal Description missing (Lvl 3)     "As per the vesting deed dated xx the legal description is more descriptive.
However, Missing portion of legal description as per the recorded mortgage and AOM is “being further described as follows in accordance with a survey dated XXX made by engineering surveying planning associates: Beginning at a point in the southwesterly line of XXX, distant thereon 116.86 feet southeasterly from its intersection with the southerly line of XXX (if both lines were extended so to meet) and from thence running:
1) XXX
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated HUD-1 and Itemization is missing in the loan file."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Missing Appraisal (Lvl 2)     "Appraisal is missing in the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by borrower."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value unable to confirm in the available loan documents."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76739213	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,598.08	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$106,652.15	Not Applicable	7.375%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx
There is a junior mortgage in the amount of xx with xx recorded on xx
The taxes for the year 2017 are due in the amount of xx and no prior years delinquent taxes were found.
Review of the payment history states that the borrower has been delinquent for more than 11 months. The last payment was received in the amount of xx which was applied to due date 1XXX/XX16, and the next due date is 1XXX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is delinquent for more than 11 months currently. The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on xx Foreclosure was initiated in the loan and was put on hold due to bankruptcy.
The last payment was received in the amount of xx which was applied to due date xx and the next due date is xx Current UPB reflects in the provided payment history is in the amount of xx. There was a trail period plan from XX/XX/XX10 to XX/XX/XX10 in the amount of xx.
The updated title report states that there is a junior mortgage and the taxes for the year 2017 are due. The occupancy is occupied by an unknown party  and no damages were found as per the inspection report dated XX/XX/XX17.

Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy. No further information available.
Bankruptcy Comments:The borrower had filed the bankruptcy under the xxth case#xx on XX/XX/XX15 and the plan was confirmed on XX/XX/XX15. The Order on Motion to Modify xx Plan Payments to Cure Plan Term filed on XX/XX/XX17 states that the debtor shal pay xx beginning with the plan payment due on February 2017 continuing through the remaining plan term(60 months).The Notice of Payment Change dated XX/XX/XX17 states that the date of payment change is XX/XX/XX17 and the new total payment is xx. The POC dated XX/XX/XX15 states that the POC amount is xx and the amount of arrearage is xx. Date of last filing date per case summary isXX/XX/XX17.	Loan modification agreement was made between the borrower xx and the xx dated on xx
The Unpaid principal Balance is xx with interest rate 7.375%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX10. The maturity is dated on XXX/XX38. No balloon provision and step modifications are given.	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy status is plan confirmed. However, tape reflects that it is proof of claim-filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the latest inspection report, the occupancy is occupied by unknown party.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX10   Tape Value: 1XXX/XX10   Variance: 73 (Days)   Variance %:    Comment: Document date of last modification isXX/XX/XX10. However, tape reflects that it is 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value: XXX/XX08   Variance: 38 (Days)   Variance %:    Comment: As per Note, original note document date isXX/XX/XX08. However, tape reflects that it is XXX/XX08.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444444443214. However, tape reflects that it is 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, reversed string is 412344444444. However, tape reflects that it is 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per Note, property address street is  XXX. However, tape reflects that it is XXX.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 256 Tape Value: 245 Variance: 11 Variance %: 0.04% Comment: As per Note, stated remaining term is 256. However, tape reflects that it is 245. Tape Source: Initial Tape Type:	B		* Variation in Parcel number(APN#) (Lvl 3) "The Parcel ID# xx present on the updated title report matches with the tax report but does not match with Parcel xx present on the subject mortgage."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47605516	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,123.85	8XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.745%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was with xx on xx
The chain of assignment is complete.
No active judgments and liens are pending against the borrower or against the subject property.
Current taxes are due for 2017 in the amount of xx. No prior year delinquent taxes were found.	Review of payment history reveals that the loan is delinquent for more than 120 days and is due for XXX/XX15 payment. The last payment was received onXX/XX/XX16 for due date XXX/XX15 in the amount of xx. The current unpaid principal balance is in the amount of xx	Collections Comments:The review of collection comments shows the loan is in active bankruptcy and due for xx payment.
As per review of collection comments, the foreclosure was initiated on the loan in 2017. The FC judgment was entered on xx. However, FC was put on hold as borrower filed bankruptcy on xx
Borrower filed bankruptcy under xx with case#xx on xx
As per xx plan, the Debtor (or the Debtor's employer) shall pay to the trustee the sum of xx per month for 60 months.
The previous bankruptcy was filed by borrower on XX/XX/XX13 under xx with xxx however, it was dismissed for failure to make plan payments onXX/XX/XX16.
The last payment was received onXX/XX/XX16 for due date XXX/XX15 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Borrower’s intention is to retain the property. No damage noted to the subject property.
Foreclosure Comments:As per review of collection comments, the foreclosure was initiated on the loan in 2017. The FC judgment was entered on xx However, FC was put on hold as borrower filed bankruptcy on xx
Bankruptcy Comments:Borrower filed bankruptcy under xx with xx on xx
As per xx plan, the Debtor (or the Debtor's employer) shall pay to the trustee the sum of xx per month for 60 months.
The previous bankruptcy was filed by borrower on xx under xx with xx however, it was dismissed for failure to make plan payments onXX/XX/XX16.	Not Applicable	Document Showing a Index Numerical Value	Field: ARM Index Type Loan Value: LIBOR - 6 month WSJ Tape Value: LIBOR - One Year WSJ |---| |----| Comment: ARM Index Type LIBOR-6 month WSJ ,However tape data is showing LIBOR- One year WSJ . Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Judgment Entered   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current FC Status Petition Filed ,However tape data is showing Referred to Attorney .   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX09   Tape Value: XXX/XX09   Variance: 28 (Days)   Variance %:    Comment: First Rate Change Date XXX/XX09 ,However tape data is showing XXX/XX09.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.8%   Tape Value: 13%   Variance:    Variance %: -3.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String 999999999999 ,However tape data is showing 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String Reversed 444444444444 ,However tape data is showing 99999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment penalty Doc Status Yes ,However tape data is showing No.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX  Tape Value:  XXX Variance:    Variance %:    Comment: Property Address Street  XXX ,However tape data is showing  XXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX17   Variance:    Variance %:    Comment: Referral data Not Applicable ,However tape data is showingXX/XX/XX17.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 253 Tape Value: 221 Variance: 32 Variance %: 0.14% Comment: Stated Remaining term 253 ,However tape data is showing 221. Tape Source: Initial Tape Type:	B			* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Unable to determine the operative index value as supportive documents are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63118743	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,627.86	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$94,500.00	Not Applicable	3.490%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx and was recorded on xx
The chain of the assignment is complete. Currently, the assignment of mortgage is with xx was recorded on xx
There are two active water/sewer liens in the favor of xx in the total amount of xx.
Also, there are two water/sewer liens in the favor of xx in the total amount of xx.
One active water /sewer lien is in favor of xx for the amount of xx and was recorded on 9XX/XX12.
The subject property is located in the State of CA. There is a risk of the property to be getting foreclosed due to above liens.
There is a Junior mortgage which was originated on xx in the amount of xx, with
xx. which was recorded on xx
One Civil Judgment is active against the xx in the favor of xx which was recorded on xx in the total amount of xx.
County taxes for the year 2017-18, 1st installment are due in the amount of xx till due date xx and 2nd installment are due in the amount of xx till due date xx
No prior year delinquent taxes are found.
As per review of the payment history, the borrower is currently delinquent for more than 10 months with the loan and next due date is XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The current UPB is xx. The Current P&I is xx and PITI is xx.	Collections Comments:The loan is active bankruptcy and next due date is xx The last payment was received on xx in the amount of xx which was applied to xx The current UPB is xx. The Current P&I is xx and PITI is xx.
Reason for default is unable to determine from the collection comments.
Foreclosure was initiated and the file was referred to an attorney on xx and sale was scheduled on xx later the sale was postponed to xx The foreclosure was put on hold as the borrower had filed bankruptcy under xx with the Case xx on xx The plan was confirmed on xx
As per order Amended xx plan, the debtors shall submit, on monthly basis the sum of xx from future earnings. The monthly plan payments will continue for 60 months unless all allowed unsecured claims are paid in full within a shorter period of time.
The bankruptcy POC was filed on XX/XX/XX15. The amount of POC is xx and amount of arrearage is xx.
The loan modification agreement was made between borrower xx and the lender xx.  on XX/XX/XX12.
The reason for modification is a financial hardship.
As per the modified terms, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate 3.49% beginning from XX/XX/XX13. The maturity date will be XX/XX/XX22.The interest-bearing amount is xx and xx has been forgiven.
As per latest comment, the property is occupied by its original owner.
No comments pertaining the damage & repair were found in the collection comments.

Foreclosure Comments:Foreclosure was initiated and the file was referred to an attorney on xx and sale was scheduled on xx later the sale was postponed to xx The foreclosure was put on hold as the borrower had filed bankruptcy under xx with the Case #xx on xx The plan was confirmed on xx
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case xx on XX/XX/XX15. The plan was confirmed on xx
As per order Amended xx plan, the debtors shall submit, on monthly basis the sum of xx from future earnings. The monthly plan payments will continue for 60 months unless all allowed unsecured claims are paid in full within a shorter period of time.
The bankruptcy POC filed on xx The amount of POC is xx and amount of arrearage is xx.
The loan modification agreement was made between borrower xx and the xx. on xx
The reason for modification is financial hardship.
As per the modified terms, the new principal balance is xx The borrower promises to pay xx monthly with a modified interest rate 3.49% beginning from XX/XX/XX13. The maturity date will be xx interest-bearing amount is xx.
The lender has forgiven the amount of xx out of the previous princial balance of  xx.
It does not consist of balloon provision.

HUD-1 Closing Statement Origination Appraisal Right of Rescission Credit Application Final Truth in Lending Discl.	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Referred to Attorney |---| |----| Comment: As per notice of trustee's sale the sale was scheduled on xx However, tape data reflecting the foreclosure status as "referred to attorney". Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 18 (Days)   Variance %:    Comment: As per modification, the last modification was done on 1XXX/XX12. However, tape data reflecting modification date as xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history string is 444444444444. However, tape data reflecting it as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444. However, tape data reflecting it as 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the Note, There is prepayment penalty, however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXXStreet   Tape Value: XXX   Variance:    Variance %:    Comment: As per note the property address is  XXX. However, tape data reflecting address as  XXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Final 1003 is missing in the loan file. However, tape data reflecting purpose of refinance as per application as Cash-out other.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 69 Tape Value: 59 Variance: 10 Variance %: 0.17% Comment: Stated remaining term is of 69 months. However, tape data reflecting it as 59 months. Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on 1XXX/XX12 with the modified principal balance of xx. The lender has forgiven the amount of xx out of the previous principal balance of xx which exceeds 2% of the modified principal balance of xx* Title Review shows major title concern (Lvl 4) "As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XXX and was recorded on XX/XX/XX04.
There are two active water/sewer liens in the favor of Department of XXX in the total amount of xx.
Also, there are two water/sewer liens in the favor XXX
One active water /sewer lien is in favor of XXX for the amount of xxx6 and was recorded on 9XX/XX12.
The subject property is located in the State of CA. There is a risk of the property to be getting foreclosed due to above liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The lien position of subject mortgage is changed to Other as there are multiple Utility liens in the total amount of xx. The subject property is located in the State of CA. There is a risk of the property to be getting foreclosed due to above liens."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with estimated HUD and itemization is missing in the loan file."
* Issue with the legal description or recorded instrument (Lvl 3)     "Legal Description mentioned on Deed is not matching with legal description mentioned on recorded mortgage and final TPOL.
A part of Legal mentioned on the deed is," XXXXX"  This part of Legal is not matching with Mortgage and TPOL.
Legal mentioned on Mortgage and TPOL is, " XXX"
A part of the legal description of the Mortgage instrument and deeds doesn't match. This could be cured through reformation."	* Missing Appraisal (Lvl 2) "Appraisal report is missing in the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing in the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47023716	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$1,982.83	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.450%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.445%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx and the borrower xx which was recorded on xx
The subject mortgage is at first lien position.
The chain of the assignment is complete and the latest assignment is from xx
No Active judgments or liens found.
2016 taxes are paid in the amount of xx. No prior year delinquent taxes found.

As per the review of payment history, the borrower is currently delinquent for more than 9 months and next payment due for XX/XX/XX16. The last payment was received on 9XX/XX17, in the amount of xx, which was applied to XX/XX/XX16.
The current UPB stated in the payment history is xx. The Current P&I is xx.
Collections Comments:Current status of the loan is in active bankruptcy and due for xx There is no identification of foreclosure activity found. The borrower had filed bankruptcy under xx with the Case # xx on xx The plan was confirmed on xx Under xx, the debtor shall pay to the trustee in the amount of xxx for 42 months.
The borrower is currently delinquent for more than 9 months. The last payment was received on 9XX/XX17, in the amount of xx, which was applied to XX/XX/XX16.
The current UPB stated in the payment history is xx. The Current P&I is xx.
RFD unable to determine. Borrower xx was deceased on XX/XX/XX10. The loan was assumed by xx on xx
There was no modification done to loan since origination.
As per the BPO report 4XX/XX16, the property was occupied by the unknown party. Comment datedXX/XX/XX17 indicates the property is owner-occupied. No damages or repairs found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # xx on XX/XX/XX15. The plan was confirmed on xx Under xx, the debtor shall pay to the trustee in the amount of xxx for 42 months.
The POC was filed on xx the amount of claim is xx and amount of arrearage is xx

Not Applicable	Field: Borrower #1 Middle Name Loan Value: XXX Tape Value: R |---| |----| Comment: As per note, the borrowers middle name is XXX. However the tape shows that it XXX.&#xxD; Tape Source: Initial Tape Type:
Field: Borrower First Name   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note, the borrowers first name is  XXX. However the tape shows that it is  XXX.  XXX was deceased on XX/XX/XX10. The loan was assumed by  XXX onXX/XX/XX11. &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Proof of Claim - Filed   Variance:    Variance %:    Comment: Per PACEr records current BK status is plan confirmed.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string is 444444432144. However the tape shows that it is of 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string reversal is 441234444444. However the tape shows that it is of 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per Note terms there was prepayment penalty applicable to loan.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: No Discrepancy. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 204 Tape Value: 194 Variance: 10 Variance %: 0.05% Comment: As per note, the stated remaining term is 204. However the tape shows that it is 194.&#xxD; Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per updated title report dated XX/XX/XX17, the Certificate of transfer is found which shows that the borrower XXX was deceased on XX/XX/XX10. Death certificate also located in the loan file at xx."
* Issue with the legal description or recorded instrument (Lvl 3)     "Legal description mentioned on Origination deed recorded on xx is not matching with legal description mentioned on warranty deed recorded on xx and Mortgage.
Legal mentioned on deed recorded on 1XXX/XX96 shows legal as," xx".
This is not matching with legal mentioned on warranty deed recorded onXX/XX/XX99 and Mortgage shows legal as. "Situated in Military Survey No. 500".
																																																																																							However, Lot number and block numbers are same on all the documents."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "Updated title shows, ownership has been transferred to XXX. As per Certificate of transfer recorded on XXX/XX11 prior owner,xx was deceased on xx The loan was assumed by xx on xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41886257	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,503.78	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.800%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.903%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx which was recorded on xx
The chain of the assignment is complete. Currently, the mortgage is with xx
The 2016 taxes are paid in the amount of xx. No prior years delinquent taxes are found.
As per the review of payment history, the borrower has been delinquent for 120+ days and next due is for XXX/XX17. The last payment was received on xx in the amount xx which was applied for xx The UPB is reflected in the amount xx. The current P&I is xx and PITI is xx.
However, the borrower is making payment as per Mortgage Payment Change located at “xx” with the interest rate of 6.00%.	Collections Comments:The loan is currently in active bankruptcy and next due is for xx The last payment was received on xx in the amount xx which was applied for XXX/XX17. No evidence of post-closing foreclosure is found. XXX/XX17. As per the review of PACER report, the borrower filed bankruptcy under xx with case#xx on 1XXX/XX15 and plan was confirmed onXX/XX/XX16.
 The reason for default is not stated in the collection comments. The loan is not modified since origination, the borrower is making his payments as per notice of mortgage payment change. The borrower is intent to keep the property. He has requested for the mod.  As per the inspection report dated 9XX/XX17, the property is unknown occupied with no repairs and damages noted.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of PACER report, the borrower filed bankruptcy under xx with case#xx on 1XXX/XX15 and plan was confirmed on xx
The motion of relief from stay was filed onXX/XX/XX16.
The POC was filed on xx with xx. The amount of arrearage is xx.
As per the amended xx plan, the debtor shall pay xx per month for approximately 3 months, then xx each month for approximately 14 months, then xx each month for approximately 19 months.
As per the voluntary petition scheduled D, there is an unsecured portion in the amount xx.
Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER the Bankruptcy was filed by the borrower. However tape reflects not present. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per Bankruptcy the status is Plan Confirmed.However tape reflects Discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the inspection report dated 9XX/XX17, the property is unknown occupied.Tape reflects as Owner occupied.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Loan has not been modified. The payment history is reflecting deferred balance as xx. It must be from the prior servicer.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.800%   Tape Value: 6.000%   Variance:    Variance %: 0.80%   Comment: As per note the original stated rate is 6.8%.However tape reflects 6.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per Payment History String is 444412344444.However tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per Payment History Reversed String is 4444412344444.However tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Note there is Prepayment Penalty clause.However tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per application, the purpose of transaction is purchase, so purpose of refinance is not applicable. Tape reflects as cash-out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1 the Purpose of Transaction is Purchase.However tape reflects Cash Out.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: As per Application the purpose of transaction is Purchase.However tape reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX35   Tape Value: 1XXX/XX35   Variance: 61 (Days)   Variance %:    Comment: As per the note the Maturity date is 9XX/XX35.However tape reflects it as 1XXX/XX35.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 227 Tape Value: 218 Variance: 9 Variance %: 0.04% Comment: As per note the stated remaining term is 227.However tape reflects 218. Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "As per the voluntary petition scheduled D, there is an unsecured portion in the amount xx. There is no Comment Found Regarding A Cram Down."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44957045	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$769.84	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	9.175%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.289%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$80,893.25	Not Applicable	8.275%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx which was recorded on xx
The chain of the assignment is complete. Currently, the assignment of mortgage is with xx xx Trustee and was recorded on xx No active judgments or liens are found.
The annual installment of combined taxes for the year  2017 was due in the amount of xx on XX/XX/XX17. No prior years delinquent taxes are found.
The review of payment history shows that the borrower is delinquent for 60+ days and next due is for 8XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx for due date 7XX/XX17. The UPB is reflected in the amount xx till due date 7XX/XX17.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and next due is for 8XX/XX17. The borrower had filed bankruptcy under xx with the case #xx on xx The plan was confirmed on xx The POC was filed onXX/XX/XX14 with the POC amount xx and the amount of arrearage is xx. Under order confirming xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 58 months begining from XX/XX/XX14. The date of last filing bankruptcy isXX/XX/XX17. The Schedule-D in Voluntary petition shows xxx as unsecured portion out of claim amount xxid not see comments indicating a cram down. The review of payment history shows that the borrower is delinquent for 60+ days and next due is for 8XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx for due date 7XX/XX17. The UPB is reflected in the amount xx till due date 7XX/XX17. The modification agreement was made between Lender Xxx and Borrower Margarite Lofton on XX/XX/XX13. Comment datedXX/XX/XX17 reflects that the loss mitigation application was received. Per comment dated 8XX/XX17, the reason for default is a loss of income and borrower wants to retain the property. As per latest inspection report dated XX/XX/XX17, the subject property is occupied by an unknown party and the Property is in good condition. No damages or repairs have been found. No post close foreclosure activity was noticed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx The plan was confirmed on xx The POC was filed xx with the POC amount xx and the amount of arrearage is xx. Under order confirming xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 58 months begining from XX/XX/XX14. The date of last filing bankruptcy isXX/XX/XX17. The Schedule-D in Voluntary petition shows xxx as unsecured portion out of claim amount xxid not see comments indicating a cram down.	This modification agreement was made between Lender xx and Borrower xx on xx As per the modified term, the new principal balance is xx.and principal forgiven is in the amount of xx. Borrower promises to pay xx monthly with a modified interest rate of 8.275% beginning from XX/XX/XX33 with a maturity date of xx There is no provision for balloon payment and it has no modification steps.	Document Showing a Index Numerical Value	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER current bankruptcy status is plan confirmed (Ch,11,13), however tape data reflects proof of claim is filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: . As per latest inspection report dated XX/XX/XX17, the subject property is occupied by an unknown party. However, the tape reflects Owner occupied.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX13   Tape Value:XX/XX/XX13   Variance: 90 (Days)   Variance %:    Comment: This modification agreement was made between Lender Xxx and Borrower XXX on XX/XX/XX13. However, the tape data reflectsXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No post close foreclosure activity was noticed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.175%   Tape Value: 9.150%   Variance:    Variance %: 0.03%   Comment: As per note original stated rate is 9.17500%, however tape data reflects 9.15000%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 233223334444   Tape Value: 333223344443   Variance:    Variance %:    Comment: As per payment history, the string is 233223334444. However, the tape data reflect 333223344443.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444433322332   Tape Value: 344443332333   Variance:    Variance %:    Comment: As per payment history, the reversed string is 444433322332. However, the tape data reflect 344443332333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per final 1003, the purpose of transaction is purchase. However, the tape data reflects cash out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per final HUD-1 purpose of transaction is purchase, however tape data reflects cash out.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: As per final 1003 purpose per application is purchase, however tape data reflects refinance.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 195 Tape Value: 192 Variance: 3 Variance %: 0.02% Comment: As per note stated remaining term is 195, however tape data reflects 192. Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows xxx as unsecured portion out of claim amount xxid not see comments indicating a cram down."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index value could not be sourced from available documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52542478	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,079.22	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.850%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.443%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$43,999.98	Not Applicable	5.490%	xx	XX/XX/XX13	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on XX/XX/XX05 with the lender xx as nominee forxx., which was recorded on XX/XX/XX06.
As per updated title report, the chain break has been found in the assignment, between xx title trust, b yxx, as legal title Trustee and xx Legal title trust, byxx, as legal title trustee.
As per updated title report, no judgments or liens are open against the borrower.
The 1st installment of combined taxes are paid in the amount of xx, with no prior delinquency and the 2nd installment taxes are due on XX/XX/XX17, in the amount of xx.	As per the latest payment history dated XX/XX/XX17, the borrower is delinquent for more than 3 months. The last payment was received on XX/XX/XX17, P&I is in the amount of xx and PITI is in the amount of xx which was applied to XX/XX/XX17. The next due date is XX/XX/XX17. The UPB reflected in the payment history is xx.	Collections Comments:The loan is currently in collections and next due date is for XX/XX/XX17. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX17. The UPB reflected in the payment history is xx.
As per review of the loan file, the lender, Xxx had offered the trial period plan to the borrower on XX/XX/XX09. As per the terms, the borrower promises to pay monthly in the amount of xx which had begun from XX/XX/XX09 to XX/XX/XX10.
As per review of the loan file, the lender, Xxx had offered the forbearing plan. The payment of xx must received by CMI before XX/XX/XX12 in the certified funds. The payments will be received by CMI on the 15th day of every month, in the amount of xx, plus the regular mortgage payment of xx totaling in the amount of xx for eight consecutive months beginning from XX/XX/XX12, to ending on XX/XX/XX12 with the last payment of totaling xx and regular monthly payment of xx, it will resume on XX/XX/XX12.
The loan was modified on XX/XX/XX12. As per modified term, the modified principal balance is xx. The lender had agreed to waive or forgive the unpaid principal balance in the amount of xx. The borrower promises to pay monthly xx, which had begun from XX/XX/XX13 until the maturity date of XX/XX/XX36.
The reason for default is unable to determine from the servicing comment. As per the review of the loan and the servicing comments, the borrower’s intention is to keep the property.
The borrower had filed bankruptcy under xx with the case#xx on XX/XX/XX14. The plan was confirmed on XX/XX/XX14. However, the case was discharged on XX/XX/XX17 and was terminated on the same date.
No post-close foreclosure activities are found in the loan.
After standard discharge of the bankruptcy on XX/XX/XX17, the financial documents of the borrower were reviewed by the lender. As per servicing comment dated XX/XX/XX17, the loan was reviewed for modification but the borrower’s income supports for a repayment plan. The lender has offered repayment plan to the borrower. As per the plan, the borrower has to pay, the total in the amount of xx from the 1st payment due date XX/XX/XX17, to the end date of XX/XX/XX18, for 12 months period in the amount of xx. The comment dated XX/XX/XX17 states that the one-time draft of xx is due for XX/XX/XX17.
As per property inspection report dated XX/XX/XX17, the subject property is occupied by the unknown party and is in good condition. No comment pertaining to the damage of the property was found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xxon XX/XX/XX14. The POC was filed on XX/XX/XX14. As per POC, the secured claim amount is in the amount of xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX14. Under the confirmed plan, the debtor shall pay, the sum of xx monthly to the trustee for the period of 60 months. However, the case was discharged on XX/XX/XX17 and was terminated on the same date.	This loan modification agreement was made between the lenderxx and the borrower xx on XX/XX/XX12. As per modification agreement, the unpaid principal balance is xx out of this the lender had agreed to waive or forgive the unpaid principal balance in the amount of xx. The modified principal balance and the interest bearing principal balance is xx. The borrower promises to pay monthly xx which had begun from XX/XX/XX13 until the maturity date of XX/XX/XX36.
The prior loan modification agreement was found in the loan file which was made on XX/XX/XX09.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER, borrower had filed bankruptcy on XX/XX/XX14 however tape data shows as No Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xxx   Variance:    Variance %:    Comment: As per last modification agreement, the deferred balance is 0.00 however tape data shows as 3.52   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX12   Tape Value:XX/XX/XX13   Variance: 63 (Days)   Variance %:    Comment: As per modification document, date of last modification is XX/XX/XX12 however tape data shows as XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No post-close foreclosure activities are found in the loan file.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.850%   Tape Value: 5.490%   Variance:    Variance %: 3.36%   Comment: As per note original, rate is 8.85% however tape data reflects the modification rate of 5.49%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321444444444   Tape Value: 344567889999   Variance:    Variance %:    Comment: Review of payment history shows that string is 321444444444 however tape data shows as 344567889999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444123   Tape Value: 999988745443   Variance:    Variance %:    Comment: Review of payment history shows that string reversed is 444444444123 however tape data shows as 999988745443.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 227 Tape Value: 224 Variance: 3 Variance %: 0.01% Comment: As per note, stated remaining term is 227 however tape data shows as 224. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement made on XX/XX/XX12, the new principal balance is xx. The lender has forgiven principal in the amount xx which exceeds 2% of modification amount."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on the mortgage, warranty deed, quitclaim deed and appraisal does match, except the number that has been mentioned on the mortgage.
The number mentioned on a mortgage is ‘xx’ whereas other documents show that ’xx’.
																																																																																							This can be cured by re-recording the documents."	* Title Review shows break in assignment (Lvl 2) "As per updated title report, the chain break has been found in the assignment, between xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5329143	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	No	Second	$0.00	$1,770.34	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was recorded on xx the subject mortgage was originated on xx in favor of xx as nominee for xx.
The chain of the assignment is incomplete as the subject mortgage is currently with xx and was recorded on xx As the current assignee should bexx
No active judgments or liens found pending.
Annual taxes are due in the amount of xx.
2017 annual combined taxes are due until xx for the amount of xx.
No prior years delinquent taxes found.	Provided payment history as of XX/XX/XX17, shows the loan is currently 3 months delinquent and due for the payment of 7XX/XX17 as the borrower is not making regular comments as per note P&I. The last payment of 6XX/XX17 was received onXX/XX/XX17 in the amount of xx Provided payment history shows current UPB as xx.	Collections Comments:Provided servicing comments dated fromXX/XX/XX15 to 1XXX/XX17 state that the loan is currently 3 months delinquent and due for the payment of 7XX/XX17 as the borrower is not making regular comments as per note P&I. The last payment of 6XX/XX17 was received onXX/XX/XX17 in the amount of xx Provided payment history shows current UPB as xx.
As per servicing comments and latest BPO report shows the subject property is owner occupied with no visible damage to the subject property and with average conditin of the subject property.
The reason for default of unemployment or decreased income as the borrower is not making regular payments as per note P&I. The loan is not yet modified since originations.
No foreclosure activity was initiated from the loan file. But the has filed bankruptcy under xx with case # xx and was recorded on xx and  the plan was confirmed on xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx and was recorded on xx and  the plan was confirmed on xx
As per xx plan the debtor shall pay to the trustee the sum of amount of xx per month for 60 months. The total base amount to be paid is xx
Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx.
Not Applicable	Title Policy	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current BK Status Plan Confirmed (ch. 11,13) , however tape data is showing Proof of Claim. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Is reo active is not applicable. However, the tape data shows as no.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value: 8XX/XX06   Variance: 14 (Days)   Variance %:    Comment: Original Note Doc Date xx , however tape data is showing xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 334333333442   Tape Value: 343333334443   Variance:    Variance %:    Comment: Payement History String 234333333442 , however tape data is showing 343333333443 .   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 244333333433   Tape Value: 344433333343   Variance:    Variance %:    Comment: Payment History String Reversed 244333333432 , however tape data is showing 3444333333343.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment Penalty Doc Status Yes , however tape data is showing No.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is Lower rate or term. However, the tape data shows as Cash Out - Other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 Refinance , however tape data is showing cash out   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: xx   Tape Value: xx   Variance: 153 (Days)   Variance %:    Comment: Stated Maturity String 8XX/XX36 , however tape data is showing XXX/XX37.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 230 Tape Value: 232 Variance: -2 Variance %: -0.01% Comment: Stated Remaining Term 230 , however tape data is showing 232. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Subject mortgage was originated on xx As per updated title report dated xx shows there is an active senior mortgage on the subject property in favor of xx for the amount of xx and was recorded on xx which is before the subject mortgage. Hence, the subject mortgage was recorded on xx However, Hud-1 shows pay off for above said senior mortgage. Also, Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "Subject Mortgage is in second lien position. As per updated title report dated XX/XX/XX17 shows there is an active senior mortgage on the subject property in favor of XXX for the amount of xx and was recorded on 8XX/XX06 which is before the subject mortgage and hence the subject mortgage was recorded on 8XX/XX06."
* Title policy missing (Lvl 3)     "The Final Title Policy is missing in the loan file. However, the values are updated as per commitment ."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated XXX/XX15 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx."	* Title shows an assignment chain break (Lvl 2) "The chain of the assignment is incomplete as the subject mortgage is currently with Xxx and was recorded onXX/XX/XX15. As the current assignee should be PROF - Legal Title Trust, byxx as Legal Title Trustee or U.S. ROF Legal Title Trust, byxx, as Legal Title Trustee."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator shows moderate due TILA Foreclosure Rescission Finance Charge Test failed."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Fail Loan data is xx ,Comparison data xx ,Variance -xx.
																																																																																								TILA Foreclosure Rescission Finance Charge Test: Fail Loan data xx , Comparison xx, Variance -xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43922604	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,100.14	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.859%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$89,209.53	$3,665.43	7.000%	xx	XX/XX/XX13	Financial Hardship	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with lender xx which was recorded on xx
 The chain of the assignment is complete. The last assignment was from Pxx and was recorded on xx
There is one mechanics lien against the borrower which was recorded on XX/XX/XX15 in favor of xx which is in the amount of xx.
The Annual taxes for the year 2016 are paid in the two installments in the total amount of xx.
No prior years delinquent taxes found.
As per the review of payment history received as of date XX/XX/XX17,the borrower is currently delinquent for more than 12 months and is next due for 1XXX/XX16 payment. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The current UPB reflects in the payment history in the amount of xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is in active bankruptcy and is next due for 1XXX/XX16 payment. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX16. The current UPB reflects in the payment history in the amount of xx. The current P&I is xx and PITI is xx.
The borrower is making payment as per the modification agreement made on xx
The reason for default is Curtailment of income and excessive obligations.
The foreclosure was initiated in 2015 and the process had gone up to sale date which was scheduled for XX/XX/XX16 at 9:00 am. However, the file was put on hold because the borrower filed bankruptcy with xx under xx on xx and the plan was confirmed on xx
As per amended xx plan filed on XX/XX/XX16, the debtor shall pay the sum of xx for one month, xx for 40 months and xx for the remainder of the plan which for 60 months. The POC was filed by the creditor on XX/XX/XX16.
As per the BPO report, the property is owner-occupied and no comment pertaining the damage or repair found in the collection comments and property is in average condition.

Foreclosure Comments:The foreclosure process was initiated in 2015 and the file was referred to attorney on xx  The complaint was filed on xx and the judgment was entered on xx As per notice of sale located at "xx", the sale date was scheduled for xx at 9:00 am. However the file was put on hold because borrower had filed bankruptcy case#xx under xx on xx

Bankruptcy Comments:The borrower had filed bankruptcy with xx under xx on xx and the plan was confirmed on xx
As per amended xx plan filed on xx the debtor shall pay the sum of xx for one month, xx for 40 months and xx for the remainder of the plan which for 60 months.The POC was filed by the creditor on XX/XX/XX16.
As per notice of mortgage payment change, the date of payment change is xx with new total payment of xx.	This Modification agreement was done between borrower xx, and lender xxon xx
As per modification agreement, the new principal balance is xx of which xx was deferred. Hence interest bearing principal balance is xx with modified interest rate at 7.00%. The first new P&I is in the amount of xx which begins on xx There is a bolloon addendum to modification agreement which states that the deferred amount will be due and payable on the maturity date of 1XXX/XX34.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per available collection comments, the loan is currently in active bankruptcy and the foreclosure file was put on hold due to bankruptcy. however tape reflects No. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX13   Tape Value: 1XXX/XX13   Variance: 27 (Days)   Variance %:    Comment: As per modification agreement available in the loan file, the agreement was made on XX/XX/XX13, however the tape reflects as 1XX/XX13   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the payment history received, the borrower is delinquent for 12 months hence payment history string is 444444444444, however, tape reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the payment history received, the borrower is delinquent for 12 months hence payment history string reversed is 444444444444, however, tape reflects as 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note agreement, there is a prepayment penalty. However tape reflects as No.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 217 Tape Value: 205 Variance: 12 Variance %: 0.06% Comment: As per Note, stated remaining term are 217 months, however, the tape data shows 205. Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition, the amount of claim without deducting the value of the collateral is xx and value of the collateral is xx, however, the unsecured portion is xx."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59649163	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$991.61	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report, the subject mortgage was originated on xx with xx.
 The chain of the assignment is complete. Currently, the mortgage is withxx Trustee recorded on xx
There are 4 junior mortgages are found,
1)   There is junior mortgage active in the amount of xxin the favor of  xx which was recorded onXX/XX/XX07.
2)   There is junior mortgage active in the amount of xxin the favor of  xx which was recorded on XX/XX/XX12.
3)   There is junior mortgage active in the amount of xxin the favor of  xx which was recorded onXX/XX/XX13.
4)   There is junior mortgage active in the amount of xxin the favor of  xx which was recorded onXX/XX/XX16.
No active judgment and liens are found.
The 2016 annual taxes are paid in the amount xx and 2017 taxes are due in the amount xx. No prior year delinquent taxes are found. The 2018 estimated taxes are due.
As per the review of payment history XX/XX/XX17, the borrower has been delinquent for more than 120 months and the next due date was 8XX/XX16. The last payment was received onXX/XX/XX17, in the amount of xx, and PITI is xx, which was applied for the due date of 7XX/XX16. The current UPB is reflecting in the amount of xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy and next due is for 8XX/XX16. The last payment was received onXX/XX/XX17, in the amount of xx, and PITI is xx, which was applied for the due date of 7XX/XX16. As per the PACER report, the borrower had filed bankruptcy under xx with case#xx on xx and the plan was confirmed on xx No evidence for post-closing foreclosure was found in the collection comments. The reason for default is not stated. The loan has not been modified since origination. As per the inspection report datedXX/XX/XX17, the property is unknown occupied with no repairs and damages are noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower had filed bankruptcy under xx with xx on xx and the plan was confirmed on xx the motion of relief from stay was filed on xx
As per the xx plan, the debtor shall pay the trustee xx per month for 60 months.
The POC was filed on xx with xx. The arrearage amount is xx.
Not Applicable	Right of Rescission	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per bankruptcy, bankruptcy status is plan confirmed however tape reflects proof of claim-filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current occupancy is occupied by unknown party however tape reflects owner :primary home.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX06   Tape Value:XX/XX/XX06   Variance: 11 (Days)   Variance %:    Comment: As per note original note doc date is XXX/XX06 however tape reflectsXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history string is 444444444444 however tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444 however tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application purpose of refinance is cash out -other however tape reflects lower rate and term.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 237 Tape Value: 223 Variance: 14 Variance %: 0.06% Comment: As per note stated remaining term is 237 however tape reflects 223. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "The comments history is available from 1XXX/XX16 to 1XXX/XX17, however, we require complete 24 months collection comments. Collection comments are missing from 1XXX/XX15 to 1XXX/XX16."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44123406	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,763.07	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$83,488.67	Not Applicable	3.000%	xx	XX/XX/XX10	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx as nominee for xx and was recorded on xx
The chain of the assignment is complete. Currently, the assignment of mortgage is with xx, by xx and recorded on xx
No active judgments or liens are found.
2016 combined annual tax was paid in the amount of xx.
No prior year delinquent taxes are found.	As per review of the payment history, the borrower is currently delinquent for more than 20 months and is next due for XX/XX/XX16. The last payment was received on XX/XX/XX16 in the amount of xx which was applied to XX/XX/XX16. The current UPB xx. The Current P&I is xx and PITI is xx.	Collections Comments:The loan is active in the Bankruptcy and is next due for xx The reason for default is unable to determine from the collection comments. The foreclosure was initiated and referred to an attorney on xx A per notice of Lis pendens complaint was filed on xx and judgment was entered on xx and sale was scheduled on xx the foreclosure was put on hold as the borrower filed bankruptcy under xx with case #xx later the Bankruptcy was dismissed on xx Again the borrower had filed bankruptcy under chapter with the Case #xx on xx The plan is not yet confirmed. As per xx plan, the debtor shall pay the total amount of xx by paying xx per two weeks to the trustee by periodic payroll deduction. The length of the plan will be 60 months. Proof of claim filing deadline is xx The Step modification agreement was made on XX/XX/XX10. As per modified terms, the new unpaid principal Balance is xx. The modification consists of 3 steps.Borrower Promises to pay monthly P&I in the amount of xx for the five years with the interest rate 3.00% beginning from XX/XX/XX10.During the Sixth year, the borrower shall pay P&I in the amount of xx with the interest rate 4.00% beginning from XX/XX/XX15.During the Seventh year, continuing thereafter until the maturity date, the P&I will be 450.87 with the interest rate 5.00% beginning from 5XX/XX16.The maturity date will be XX/XX/XX37. The last payment was received on XX/XX/XX16 in the amount of xx which was applied to XX/XX/XX16. The current UPB xx. The Current P&I is xx and PITI is xx. The property is occupied by its original owner. No Comments pertaining the damage or repair were found.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on  xx As per notice of Lis Pendens complaint was filed on xx case no. xx and judgment were entered on xx and sale date scheduled on xx However, the foreclosure was put on hold as the borrower filed bankruptcy under xx with case #xx
Bankruptcy Comments:The borrower had filed bankruptcy under xx Case #xx on xx The plan is not yet confirmed. As per xx plan, the debtor shall pay the total amount of xx by paying xx per two weeks to the trustee by periodic payroll deduction. The length of the plan will be 60 months. Proof of claim filing deadline is xx	This Step modification agreement was made between the borrower xx and the Lender xx. on xx
As per modified terms, the new unpaid principal Balance is xx.
The modification consists 3 steps.
Borrower Promises to pay monthly P&I in the amount of  xx for the five years with the interest rate 3.00% beginning from XX/XX/XX10.
During the Sixth year, the borrower shall pay P&I in the amount of xx with the interest rate 4.00% beginning from XX/XX/XX15.
During the Seventh year continuing thereafter until the maturity date, the P&I will be 450.87 with the interest rate 5.00% beginning from 5XX/XX16.
The maturity date will be xx
HUD-1 Closing Statement Final Truth in Lending Discl. Credit Application Origination Appraisal	Field: Doc Date of Last Modification Loan Value: XXX/XX10 Tape Value:XX/XX/XX10 |---| 98 (Days) |----| Comment: As per Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification amortization type is step . However, tape data reflecting as a fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX10   Tape Value: 4XX/XX16   Variance: 2162 (Days)   Variance %:    Comment: As per modification agreement, the step 1 date is 5XX/XX10. However, tape data reflects it as 4XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.0%   Tape Value: 5.0%   Variance:    Variance %: -2.00%   Comment: As per modification, the step 1 rate is 3.00%. However, tape data reflects as 5.00%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: -12 (Days)   Variance %:    Comment: As per note, the date isXX/XX/XX17. However, tape data reflects it asXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444. However, tape data reflects as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, the reversed string is 444444444444. However, tape data reflects as 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per note, the property address is  XXXt. However, tape data reflects XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 258 Tape Value: 238 Variance: 20 Variance %: 0.08% Comment: Stated remaining terms are 258 months. However, tape data reflects as 238 months. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with estimated HUD-1 and itemization is missing in the loan file."
* Comment history is incomplete (Lvl 3)     "We require latest 24 months collection comments. Collection comments are available from XX/XX/XX16 to XX/XX/XX17. However, comments are missing from XX/XX/XX15 to XX/XX/XX16."
* Title issue (Lvl 3) "Final title policy is available in the loan file. However, the stamp of the insurance company is missing."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
* Application Missing (Lvl 2)     "Final application is missing in the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67857586	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Vermont	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$2,265.75	$2,233.34	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.560%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$114,063.08	Not Applicable	6.560%	xx	XX/XX/XX13	Financial Hardship	As per review of updated title report dated XX/XX/XX17 the subject mortgage was originated on xx with xx as nominee for xx and was recorded on xx
Chain of the assignment is incomplete. There is break in assignment from xx, its successors and xx its successors & assigns. Missing assignment to
xx xx.
There is a junior mortgage in the favor of xx in the amount of xx and was recorded onXX/XX/XX07.
2017-2018 County Annual taxes are due in the amount of xx and 2017 Utilities Annual taxes were due on 1XXX/XX17 in the amount of xx.
No prior years delinquent taxes found.
Review of payment history reflects that the borrower is delinquent for more than 120 days. The last payment received onXX/XX/XX17 in the amount of xx, which was applied to XXX/XX16. The next due date is on 4XX/XX16. The UPB stated in the latest payment history is xx and the current P&I is xx with PITI xx.	Collections Comments:The review of the collection comment shows that the loan is currently in bankruptcy and was next due for 4XX/XX16. The last payment received onXX/XX/XX17 in the amount of xx, which was applied to XXX/XX16. The UPB stated in the latest payment history is xx and the current P&I is xx with PITI xx.
RFD is unable to determine.
The loan was modified on 6XX/XX13. The Unpaid principal Balance is xx with interest rate 6.560%. The borrower promises to pay the monthly  P&I of xx beginning from 6XX/XX13. The maturity is dated on 5XX/XX53. No balloon provision and step modifications were given.
Foreclosure was initiated and was referred to an attorney on 1XX/XX15. Further, no information found for sale. However, foreclosure went on hold because the borrower filed bankruptcy under xx onXX/XX/XX15.
The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on xx As per amended xx plan, the borrower promises to pay to the trustee, the sum of xxxx monthly for 60 months for the total amount of xxhe ‘date of the last filing’ is 1XXX/XX17.
As per collection comments datedXX/XX/XX17, the subject property is owner-occupied.
As per inspection reportXX/XX/XX17, the subject property is owner occupied and is in fair condition with no damages and repairs are found.

Foreclosure Comments:Foreclosure was initiated and was referred to an attorney on xx Further, no information found for sale. However, foreclosure went on hold because the borrower filed bankruptcy under xx on xx
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on xx As per amended xx plan, the borrower promises to pay to the trustee, the sum of xxxx monthly for 60 months for the total amount of xx The ‘date of the last filing’ is xx	This modification agreement was signed between the borrower xx and the lender xx. dated on xx
The Unpaid principal Balance is xx with interest rate 6.560%. The borrower promises to pay the monthly P&I of xx beginning from xx The maturity is dated on xx No balloon provision and step modifications were given.	Final Truth in Lending Discl. Origination Appraisal Missing POC	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Petition Filed |---| |----| Comment: Current bankruptcy status is plan confirmed(ch. 11, 13). However tape data shows that it is petition filed. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 6XX/XX13   Tape Value: XXX/XX13   Variance: -143 (Days)   Variance %:    Comment: Doc date of last modification is 6XX/XX13. However, tape data shows that it is XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -8 (Days)   Variance %:    Comment: Original Note doc date isXX/XX/XX06. However, tape data shows that it isXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444444444444. However, tape data shows that it is 9999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string reversed is 444444444444. However, tape data shows that it is 9999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: Property address street is XXX as per Note. However, tape data shows that it is  XXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is refinance . However, tape data shows that it is purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose per application is refinance. However tape data shows that it is purchase.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 446 Tape Value: 428 Variance: 18 Variance %: 0.04% Comment: Stated remaining term is 446. However tape data shows that it is 428. Tape Source: Initial Tape Type:	B	* POC Deadline is coming soon (Lvl 4) "The bankruptcy under xx with the case #xx was filed on xx and plan was confirmed on xx The deadline for POC was xx Per comment dated xx the loan was with XXX and transferred to Fay Servicing but XXX did not file the POC. Per comment dated xx reflects the reprojected date for POC on xx and not yet filed."	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down.”"
* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months comment history. Comment history is missing from 1XXX/XX15 till 1XXX/XX16."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report along with supporting document 1008 is missing in the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA test failed.The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation"
* XXX State Regulations Test Failed (Lvl 2)     "TILA APR Test: FAIL Loan Data: 0.000% Comparison Data: 6.804% Variance: -6.804%.
XXX Prohibited Fees Test: FAIL Loan Data: xx Comparison Data: xxx Variance: +xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan did not pass the prohibited fees test."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title shows outstanding amount of delinquent taxes is xx it is due date is XX/XX/XX17."
																																																																																								* Title shows an assignment chain break (Lvl 2) "Chain of assignment is incomplete. There is break in assignment from XXX, its successors and assigns to xx, its successors & assigns. Missing assignment to xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31925004	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,066.48	8/XX/XX21	Not Applicable	Not Applicable	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$183,557.48	Not Applicable	2.875%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage originated on
xx  with xx” and was recorded on xx . The chain of assignment is not complete. Last assignment xx.
Updated title show open mortgage 2 dated on xx in the amount of xx
As per the Deed the borrower name is xx however the Mortgage shows borrower name is xx.
Annual county property taxes for the year 2016 was paid on XX/XX/XX17  in the amount of xx .
No prior years delinquent taxes found.  No liens and judgments are active on the title.

Review of payment history dated XX/XX/XX17 shows that the borrower is not making regular payments and is delinquent for 13 month. The current unpaid balance is xx . The last payment was received on9XX/XX16 in the amount ofxx which was applied for due date 8XX/XX16 and stated current rate was 2.875%.	Collections Comments:Review of payment history dated XX/XX/XX17 shows that the borrower is not making regular payments and is delinquent for 13 month. The current unpaid balance is xx . The last payment was received on 9XX/XX16 in the amount ofxx which was applied for due date 8XX/XX16 and stated current rate was 2.875%.
Borrower has filed bankruptcy under xx with xx onXX/XX/XX15 .The plan was later confirmed XX/XX/XX16..
There are no damages and repairs found in the collection comments.
Foreclosure Comments:Available servicing comments from XX/XX/XX17 to 1XXX/XX16  shows that foreclosure was initiated in the loan and the same show foreclosure went on hold due to bankruptcy under xx xx on xx.
Bankruptcy Comments:Borrower has filed bankruptcy under xx with xx on xx .The plan was later confirmed XX/XX/XX16.. Bankruptcy.

The modification agreement was done between xx (borrower and xx..The loan was modified with an effective date of 8XX/XX12 and a new principal balance of xx to a step rate starting at 2% and a P&I payment of xx beginning 8XX/XX12 with a new maturity date of xx .	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy is Yes .However tape data shows No Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: Current bankruptcy status is plan conform ch 11,13 . However tape data shows Discharged   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX12   Tape Value:XX/XX/XX12   Variance: 26 (Days)   Variance %:    Comment: Doc date of Last modification is 8XX/XX12. However tape data showXX/XX/XX12   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: MOD is step MOD   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX12   Tape Value: 7XX/XX17   Variance: 1795 (Days)   Variance %:    Comment: Mod step 1 date is 8XX/XX12. However tape data shows 7XX/XX17   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.9%   Tape Value: 3.6%   Variance:    Variance %: -0.75%   Comment: Mod step 1 rate is 2.875. However tape data shows 3.625   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX05   Tape Value: XX/XX/XX05   Variance: -1 (Days)   Variance %:    Comment: Original Note doc date is XX/XX/XX05. However tape data shows XX/XX/XX05   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History string is 44444444444. However tape data shows 999999999999   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History string reversed is 444444444444. However tape data shows 999999999999   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value: XXX   Variance:    Variance %:    Comment: Property address street is XXX. However tape data shows  XXX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is lower rete or term . However tape data shows cash out - other   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is refinance. However tape data shows cash out   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 233 Tape Value: 219 Variance: 14 Variance %: 0.06% Comment: Stated reaming term is 233. However tape data shows 219 Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is incomplete, comments are avaliable only from date XX/XX/XX17 to 1XXX/XX16 and missing from 1XXX/XX16 to 9XX/XX15. As we require latest 24 months comments history."
* Not all borrowers signed HUD (Lvl 3) "HUD-1 is not signed by the borrower"	* XXX Risk Indicator is "Moderate" (Lvl 2) "The risk indicator is 'Moderate' because This loan failed the Indiana license validation test. and This loan failed the TILA foreclosure rescission finance charge test."
* Title Review shows break in assignment  (Lvl 2)     "Title report shows break in assignment. There should be a assignment showing transfer from xx to xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Mortgage  (Lvl 2)     "As per the Deed dated xx and recorded on xx the borrower name is xx, however the Mortgage dated xx and recorded on xx shows borrower name is xx. This can be cured by re-recording of the mortgage with the correct name of the borrower."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by the all borrower."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test. (IN HEA 1359, Ind. Code § 24-4.5-1-101, Ind. Code § 24.4.4-1-101)
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under XXX
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The XXX are not available for loans with
																																																																																								a closing date before the Act's effective date of January 1, 2009."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21511196	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,792.17	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	No	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$158,962.14	Not Applicable	6.375%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx currently.
There is a junior mortgage in the amount of xx with xx. recorded on xx.
The taxes for the year 2017 1st half were paid in the amount of xx and the taxes for the year 2017 2nd half are due in the amount of xx(due date XX/XX/XX17). No prior years delinquent taxes were found.
The comment of the subject mortgage in the updated title report states that the date or amount is different from data tape.
Review of the payment history states that the borrower has been delinquent for more than 19 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is delinquent for more than 19 months currently. The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on XX/XX/XX16.
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.
The updated title report states that there is a junior mortgage and the taxes for the year 2017 2nd half are due. Trial modification agreement is given to borrower on xx and after making payments of trail plan. The borrower will get a permanent modification on 4XX/XX18 with UPB xx, the rate of interest 6.375%, the term of xx months with PI xx and PITI xx.
The occupancy is occupied by unknown party and no damages were found according to the inspection report dated XX/XX/XX17.
Foreclosure Comments:Foreclosure was initiated in the loan and was on hold due to bankruptcy. The bidding document and the Notice of Continuance of Trustee's Sale states that the sale date was xx and the payoff amount is xx. The Affidavit of Publication states that it was published on xx & xx.
Bankruptcy Comments:The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on XX/XX/XX16. The POC dated xx states that the POC amount is xx and the amount of arrearage is xx.
The Notice of Payment Change dated XX/XX/XX17 states that the date of payment change is XX/XX/XX17 and the new total payment is xx. As per the amended xx plan dated xx, the borrower promises to pay to the trustee the sum of xx monthly for xx months. Date of last filing date per case summary is xx. Notice of Mortgage Payment Change was entered on 1XXX/XX17.	Loan modification agreement was made between the borrowers xx and xx and the lender xx.on xx.
The Unpaid principal Balance is xx with interest rate 6.375%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on xx. No balloon provision and steps modifications are given.	Right of Rescission Origination Appraisal	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy status is Plan confirmed. However, tape reflects that it is Proof of claim-filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current foreclosure status is awaiting sale. However, tape reflects that it is referred to attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the latest inspection report, the occupancy is occupied by an unknown party.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value:XX/XX/XX14   Variance: 13 (Days)   Variance %:    Comment: Document date of last modification isXX/XX/XX14. However, tape reflects that it isXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: XXX   Tape Value: xxX   Variance: xxX   Variance %:  XXX%   Comment: Original appraised value is xxX as per the 1008. However, tape reflects that it is xx Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: -9 (Days)   Variance %:    Comment: As per Note, original note document date isXX/XX/XX14. However, tape reflects that it isXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444444444444. However, tape reflects that it is 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, reversed string is 444444444444. However, tape reflects that it is 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per Note, property address street is xx NW. However, tape reflects that it is XXX.   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value:  XXX   Tape Value:  XXX   Variance:    Variance %:    Comment: As per the note, the zip code is  XXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 459 Tape Value: 439 Variance: 20 Variance %: 0.05% Comment: As per Note, stated remaining term is 459. However, tape reflects that it is 439. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX15 to XX/XX/XX16 as the latest 24 months comments required."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file. However, values are updated as per 1008."
* Zip code given on note conflicts with the code present in XXX (Lvl 2)     "The zip code as per the origination documents is "xx" which does not match with a zip code "xx" present on tape and updated title report. However, the zip code matches with tax report documents."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Note, the settlement date is xx. However, as per HUD-1, the settlement date is xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28727279	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$988.81	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Single Family	xx	xx	Secondary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx.which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx to xx which was recorded on xx.
There is a civil judgment against the borrower xx in the amount of xx in favor of xx which was recorded on xx.
2016 combined annual taxes are paid in the amount of xx on XX/XX/XX16. There are no prior years delinquent taxes found.
As per review of the payment history till XX/XX/XX17, the borrower is currently delinquent for 11 months and the next due date is XX/XX/XX16. The last payment was received in the amount of xx on XX/XX/XX17 which was applied to XX/XX/XX16. The borrower has made 20 payments in the last 12 months. UPB reflected in the latest payment history is in the amount of xx.	Collections Comments:The loan is currently in the active bankruptcy and is due for XX/XX/XX16. The last payment was received in the amount of xx on XX/XX/XX17 which was applied to XX/XX/XX16. The borrower has made 20 payments in the last 12 months. UPB reflected in the latest payment history is in the amount of xx.
As per servicing comment, the reason for default is a marital problem.
The loan has not been modified since the origination.
No foreclosure activity was found in the loan file.
The trial plan was offered to the borrower on XX/XX/XX14. The payment was due from XX/XX/XX14 till XX/XX/XX14 in the amount of xx.
The modification agreement dated xx located at “xx” was found in the loan file. The modification was effective from XX/XX/XX14 with an interest rate 4.625% and P&I xx. The maturity date is xx which is not signed by the borrower.
The borrower had filed bankruptcy on xx with the case #xx which was discharged on xx and was terminated on xx. Thereafter, the borrower had filed bankruptcy under xx with the Case #xx on xx and the plan was confirmed on XX/XX/XX16.
As per BPO report dated XX/XX/XX17 and latest servicing comment, the subject property is occupied by an unknown party and is in good condition. No damage found to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case #xx on XX/XX/XX15 and the plan was confirmed on XX/XX/XX16. As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for a term of xx months. The plan base amount is xx.
The Bankruptcy POC was filed on xx. The POC amount is xx and the amount of arrearage is xx.
The notice of mortgage payment change was filed on XX/XX/XX17. The new mortgage payment will be in the amount of xx which will be due from XX/XX/XX17.
Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER Bankruptcy has bee filed, however tape data reflects NO Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per Pacer Current Bankruptcy status Plan Confirmed xx, however tape data reflects Discharged.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No foreclosure detail was found in the loan file.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX05   Tape Value:XX/XX/XX05   Variance: 8 (Days)   Variance %:    Comment: As per note, original note doc date is XXX/XX15. However, tape data reflectsXX/XX/XX05   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the string is 4444444444444, however tape data reflect 99999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history the reversed string is 4444444444444, however tape data reflect 99999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 220 Tape Value: 209 Variance: 11 Variance %: 0.05% Comment: As note Stated Remaining Term is 220, however tape data reflects 209 Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX16 to XX/XX/XX17 in the loan file. However, the comment history is missing from XX/XX/XX15 to XX/XX/XX16, as we require latest 24 months comment history."	* Property Damage (Lvl 2) "As per BPO report dated xx, the front door of the subject property was damaged. Exterior paint was needed to the subject property. The estimated cost of repair was in the amount of xx. There is no detail found regarding repair has been completed.
																																																																																								However, as per latest BPO report dated XX/XX/XX17 and servicing comment, there is no damage found to the subject property."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25580780	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,031.58	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$176,158.71	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated on XX/XX/XX17 shows the subject mortgage was originated on xx and which was recorded on xx with xx.
 The chain of assignment is complete as currently, the subject mortgage is with xx.
There is an active judgment against the subject property held by xx in the amount of xx which was recorded on xx.
2017 combined annual taxes are due in the amount of xx till XX/XX/XX17. No prior years delinquent taxes were found.	Review of payment history shows the borrower is not making payment regularly. The loan is delinquent for more than 120 days and payment next due for XX/XX/XX16. The last payment was received on 1XXX/XX17 for the due date XX/XX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Borrower is making payment as per modification agreement dated on xx.	Collections Comments:Loan is currently in active bankruptcy.
Foreclosure was initiated on the loan in 2015. Foreclosure was referred to an attorney on XX/XX/XX15 and lis pendens was filed on xx. But foreclosure was put on hold due to bankruptcy filed by borrower under xx with case xx on xx.
Bankruptcy was filed by borrower under xx with case# xx on xx and plan was confirmed on XX/XX/XX16. POC was filed onXX/XX/XX16 in the secured claim amount of xx and an arrearage in the amount of xx.
The loan is delinquent for more than 120 days and payment next due for date XX/XX/XX16. The last  payment was received on 1XXX/XX17 for the due date XX/XX/XX16 in the amount of xx. The current unpaid principal balance is in the amount of xx.
As per servicing comments, no damages or repairs are found for subject property.  As per Property inspection report dated XX/XX/XX17 shows subject property is occupied by unknown and property is in good condition.
Foreclosure Comments:Foreclosure was initiated on the loan in 2015. Foreclosure was referred to an attorney on XX/XX/XX15 and lis pendens was filed on xx. But foreclosure was put on hold due to bankruptcy filed by borrower under xx with case xx on xx.
Currently, FC is on hold due active bankruptcy.
Bankruptcy Comments:Bankruptcy was filed by borrower under xx with case#xx on 1XXX/XX15 and plan was confirmed on XX/XX/XX16. POC was filed onXX/XX/XX16 in the secured claim amount of xx and an arrearage in the amount of xx.	The loan modification agreement was made between xx(Borrower) and xx(Lender) on xx with the new modified UPB of xx with interest rate at 4.000% and modified P&I is xx. The first modified payment due on XX/XX/XX13 and the maturity date extended to xx. The loan was previously modified on xx.	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: BK status is Plan Confirmed however, tape shows as POC filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per loan documents current occupancy is Occupied by Unknown Party, However tape data reflects Owner(or Former): Primary Home   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: -54 (Days)   Variance %:    Comment: As per loan modification Doc Date of Last Modification is XX/XX/XX13, However tape data reflectsXX/XX/XX13   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx     Variance: xx     Variance %: 0.41%   Comment: As per Appraisal Original Appraisal value is xx, However tape data reflects xx     Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX07   Tape Value: XX/XX/XX07   Variance: -3 (Days)   Variance %:    Comment: As per Note Original Note Doc Date is XX/XX/XX07, However tape data reflects XX/XX/XX07&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history payment history string is 444444443210, However tape data reflects 999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history payment history string reversed is 012344444444, However tape data reflects 999999999999   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: As per Note Property Address Street XXX  , however tape data reflects XXX     Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per Application Purpose of Refinance per Application is Cash Out-other, However tape data reflects Lower rate or term&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is Cash-out however, tape shows as Refinance.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 446 Tape Value: 433 Variance: 13 Variance %: 0.03% Comment: As per loan documents stated remaining term is 257, However tape data reflects 433 Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to 1XXX/XX17. As we required latest 24 months comment history for review, the comments are missing from XX/XX/XX15 to XX/XX/XX16."	* Property address changed since origination - address on updated title different from note (Lvl 2) "As per warranty deed, updated title report and tax assessor's report, the property address stated as "xx" however, the property address mentioned on recorded mortgage, note and other document like appraisal report, HUD-1 as "xx"."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33210173	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	xx	$0.00	$3,618.70	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$110,693.96	Not Applicable	5.875%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx.
There is a senior civil judgment is in the amount of xx in the favor of xx which was recorded on xx.
There is a Land Contract for the subject property in the amount of xx which was recorded on xx.
The taxes for the year 2016 are paid in the amount of $xx and no prior years delinquent were found.
The updated title report comments states that the date or amount is inaccurate or wrong on data tape.
Review of the payment history states that the borrower has been delinquent for more than 11 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is delinquent for more than 11 months currently. The borrower had filed the bankruptcy under the xx case#xx on xx and the plan was confirmed on XX/XX/XX14.
Foreclosure was initiated in the loan and was on hold due to bankruptcy.
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.
The updated title report states there is a senior civil judgment and the taxes for the year 2016 are paid.
The occupancy is occupied by an unknown party and no damages were found as per the inspection report dated XX/XX/XX17.
Foreclosure Comments:Foreclosure was initiated in the loan and was on hold due to bankruptcy. No furhter information is available.
Bankruptcy Comments:The borrower had filed the bankruptcy under the xx case#xx on xx and the plan was confirmed on XX/XX/XX14. The POC filed on xx states that the POC amount is xx and the amount of arrearage is xx.
The Order Confirming Plan was filed on xx states that the debtor shall xx per week for xxmonths to the trustee. As per the notice of payment change dated XX/XX/XX17 the date of payment change is XX/XX/XX17 and the new total payment is xx. The xx plan amended filed on xx states that the debtor shall xx per month for xx months and xx per month for xx months. Date of last filing date per case summary is xx.	Loan modification agreement was made between the borrower xx and the lender xx on xx. The new modified rate is 5.875 % and borrower promises to pay P&I in the amount of xx beginning XXX/XX12 .The new principal balance is xx. The maturity date is xx.
Credit Application	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per the pacer, current BK status is Plan confirmed (Ch 11,13) ,however tape data shows Proof of claim-failed Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Foreclosure Not Begun   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Foreclosure was initiated in the loan.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current Occupancy is by Unknown party as per the inspection report ,however tape data shows Owner or primary home   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX12   Tape Value:XX/XX/XX12   Variance: 57 (Days)   Variance %:    Comment: Doc date of last Mod is XXX/XX12,however tape data showsXX/XX/XX12   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx     Tape Value: xx     Variance: xxX     Variance %: -0.21%   Comment: Original appraised value is xx   as per the appraisal report, however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX09   Tape Value:XX/XX/XX09   Variance: -4 (Days)   Variance %:    Comment: As per the note original note doc date isXX/XX/XX09, however tape data showsXX/XX/XX09   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444321   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the payment history string is 444444443214,however tape data shows 999999999999   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 123444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the Payment history the string Reversed is 412344444444 however tape data shows 999999999999   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: As per the note, Property address street is XXX ,however tape data shows XXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value:XX/XX/XX15   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 423 Tape Value: 412 Variance: 11 Variance %: 0.03% Comment: As per the note stated remaining term 423,however tape data shows 412 Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "The subject mortgage was originated on xx and recorded on xx. As per the updated title report there is a senior civil judgment in the amount of xx in the favor of xx which was recorded on XX/XX/XX08."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX15 to XX/XX/XX16 as the latest 24 months comments are required."	* Application Missing (Lvl 2) "Final Application is Missing from loan files, however data is taken from initial application with doc locator XXX (page#1)"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX failed due to TILA Finance Charge Test and TILA APR Test.
																																																																																								ComplainceEase failed due to GSE Points and Fees Test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37453809	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$4,567.71	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title dated XX/XX/XX17 shows, that the subject mortgage was originated on xx and was recorded on xx with xx.
The chain of the assignment is complete. Currently, the assignment is with xx, which was recorded on xx.
There is one junior mortgage, which was originated on xx and was recorded on xx, with xx in the amount of xx.
There is one Sewer lien in favor of xx in the amount of xx, which was recorded on xx.
The 2016-2017 county taxes of 1st and 2nd installment are paid in the amount of xx
No delinquent taxes are found.
The review of payment history as of date XX/XX/XX17 shows, that the borrower is delinquent for 27 months and next due date is for 7XX/XX15. The last payment was received on 7XX/XX17 in the amount of xx which was applied on 6XX/XX15. The current UPB is reflected in the amount of xxxx. Current P&I is xx.
Collections Comments:As per review of servicing comments dated XX/XX/XX17, the loan is in active bankruptcy and next due is for 7XX/XX15. The last payment was received in the amount of xx and P&I of xxwith the interest rate of 5.625% which was applied on 6XX/XX15. The current UPB is reflected in the amount of xx.
The reason for default is unable to determine from collection comment. The loan was not modified since origination. Three months TPP offered onXX/XX/XX17 by xx located in loan file at xx.  First TPP is due on 1XXX/XX17 for the amount of xx, 2nd on xx and 3rd on xx. If TPP will be completed by borrower loan modification could be done on xx.
There is no pre-foreclosure and active foreclosure information found. However, the borrower has filed bankruptcy under xx with the case#xx on xx.
As per latest BPO report datedXX/XX/XX17, the subject property is occupied by an unknown party and is in fair condition
No damages and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx on xx. The plan was confirmed onXX/XX/XX17. As per amended xx plan, debtor supposed to pay the trustee the monthly amount of xxx for 2 months and  xx for remaining 58 months.
POC was filed on xx.  Trustee's Notice of Motion and Motion for order of dismissing xx filed on xx

Not Applicable	Final Truth in Lending Discl. Origination Appraisal HUD-1 Closing Statement Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER, the borrower filed bankruptcy on xx. However, tape reflects No. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER, the plan was confirmed on xx, hence the current status is plan confirmed However, the tape reflects discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest BPO report datedXX/XX/XX17, the subject property is occupied by unknown party. However, tape reflects Owner: Primary Home.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NO Discrepancy.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: 2 (Days)   Variance %:    Comment: As per Note, original Note Doc date isXX/XX/XX04. However, tape reflectsXX/XX/XX04.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history. string is 444444444444. However, tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history. reversed string is 444444444444. However, tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 227 Tape Value: 200 Variance: 27 Variance %: 0.14% Comment: As per Note, stated remaining term is 227. However, tape reflects 200. Tape Source: Initial Tape Type:	D	* Title Review shows major title concern (Lvl 4) "As per updated title dated XX/XX/XX17, one Sewer lien found open on the subject property in favor of xx in the amount of xx, which was recorded on 9XX/XX17. As the subject property is located in xx. There is a risk of the property may get foreclosed due to above unpaid lien.
This can be cured by paying off the said lien with applicable penalties and interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "Updated title dated XX/XX/XX17 shows, one Sewer lien in favor of xx in the amount of xx was recorded on xx. Hence, the subject mortgage is in xx lien position."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 is missing in the loan file along with estimated HUD and itemization."
* Comment history is incomplete (Lvl 3)     "Comment history is available from 1XXX/XX16 till XX/XX/XX17. We required latest 24 months comment history. Comments are missing from 1XXX/XX15 till 1XXX/XX16."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description mentioned on Grant Deed recorded on xx is not Matching with legal mentioned on Mortgage recorded on xx.
A part of Legal on Deed mentioned as, “ xx”
However, Legal on Mortgage & Final TPOL mentioned as, “xx”.
“xx”, this part is missing on legal of Mortgage and TPOL. APN number is matching on all the documents. This can be cured by re-recording of mortgage with correct legal."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing in the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing in the loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20711866	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,165.99	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$456,355.78	Not Applicable	4.250%	xx	XX/XX/XX10	Financial Hardship	As per review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx to xx which was recorded on xx.
As per review of the updated title report, one mortgage is open against the subject property which was originated on xx with the lender xx and was recorded on xx. The said mortgage is senior to the subject mortgage. However, the subordinate agreement is found in the updated title report which was recorded on xx.
No judgments or liens are open against the borrower.
The 2017-2018 1st and 2nd installment of County taxes are due respectively on XX/XX/XX17 and XX/XX/XX18 in the amount of $xx. No prior years delinquent taxes are found.	As per the latest payment history dated XX/XX/XX17, the borrower is delinquent for 5 months. The last payment was received on XX/XX/XX17, P&I is in the amount of xx and PITI is in the amount of xx with the interest rate of 4.625% which was applied to XX/XX/XX17. The next due date is XX/XX/XX17. The UPB reflected in the payment history is xx. The borrower has made last payment as per the latest loan modification.	Collections Comments:The loan is currently in bankruptcy and the next due date is for XX/XX/XX17. The last payment was received on XX/XX/XX17 which was applied to XX/XX/XX17. The UPB reflected in the payment history is xx.
The loan has been modified twice from the origination. As per latest modification agreement, the new principal balance is in the amount of xx. The borrower promises to pay in two steps.
The reason for default is unable to determine from the servicing comments. The servicing comment states that the borrower’s intention is to keep the property.
The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. However, the foreclosure sale was put on hold because the borrower had filed bankruptcy on xx.
The borrower had filed bankruptcy under xx with the case# xx on xx. However, the case is awaiting for the plan confirmation.
As per the property inspection report dated XX/XX/XX17, the subject property is occupied by the unknown party and is in fair condition. No comment pertaining to the damage of the property is found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. As per the first notice of trustee’s sale, the foreclosure sale was scheduled on xx. The second notice of Trustee’s sale shows that the sale was scheduled on XX/XX/XX14 and the subject property was supposed to get auctioned to the highest bidder. The total amount of the unpaid balance and estimated costs, expenses and advances at the time of the publication of the notice of sale is in the amount of xx. However, the foreclosure sale was put on hold because the borrower had filed bankruptcy on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx on xx. As per proposed xx plan, the debtor shall pay to the trustee in the amount of xx per month for 60 months. The POC was filed on xx. As per POC, the secured claim is in the amount of xx and the amount of arrearage is xx. However, the case is awaiting for the plan confirmation.
This step loan modification agreement was made between the lender xx. and the borrower xx on xx. As per modified terms, the new principal balance is in the amount of xx. The borrower promises to pay, the P&I in the amount of xx with interest rate of 4.250% for 60 months which had begun from XX/XX/XX10 to XX/XX/XX15 and from XX/XX/XX15 to the maturity date of xx, the borrower has to pay, the P&I in the amount of xx with the interest rate of 4.625%.
As per review of the loan file, the prior loan modification agreement is found, which is made on xx.	HUD-1 Closing Statement Origination Appraisal Credit Application Right of Rescission Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy under xx with the case# xx on xx. However tape data shows no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Proof of Claim - Filed   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER report, current bankruptcy status is proof of claim filed. However tape data shows discharged.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Sale Publication   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per review of the loan file, current foreclosure status is sale publication. However tape data shows referred to attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the property inspection report dated XX/XX/XX17, the subject property is occupied by the unknown party. However, tape reflects Owner (or former) primary home.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX10   Tape Value:XX/XX/XX10   Variance: 29 (Days)   Variance %:    Comment: As per latest loan modification agreement, date is XX/XX/XX10. However, tape reflects XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per original note, amortization type is fixed but the loan has been modified in steps.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX07   Tape Value: XX/XX/XX07   Variance: 6 (Days)   Variance %:    Comment: As per original note, date is XX/XX/XX07 however tape data shows XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 555889888999   Variance:    Variance %:    Comment: As per payment history, string is 443214444444, however tape data shows 555889888999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 999888958555   Variance:    Variance %:    Comment: As per payment history, string reversed is 444444412344 however tape data shows 999888958555.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: As per original note, property address street is XXX  however tape data shows XXX     Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per original note, property city is xx. However tape data shows XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The final loan application is missing in the loan file. Therefore, the purpose of application is debt consolidation.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX11   Tape Value: XX/XX/XX14   Variance: 1224 (Days)   Variance %:    Comment: As per review of the loan file the foreclosure was referred to an attorney on XX/XX/XX11. However, tape reflects XX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 247 Tape Value: 242 Variance: 5 Variance %: 0.02% Comment: As per original note, stated remaining term is 248 however tape data shows 242. Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see any comments indicating a cram down"
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The final HUD-1 along with Estimated HUD-1 and Itemization is missing in the loan file."
* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX16 to XX/XX/XX17. However, we require complete 24 months collection comments. The collection comment is missing from XX/XX/XX15 to XX/XX/XX16."	* Missing Appraisal (Lvl 2) "A uniform appraisal report is missing in loan file."
* Application Missing (Lvl 2)     "The final loan application is missing in loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing in loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87514140	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,865.43	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the Pro-Title report dated XX/XX/XX17, the subject mortgage was originated on xx and was recorded on xx, in the favor of xx. in the amount of xx.
The chain of assignment is complete. The last assignment was done from the xx to xx which was recorded on xx.
The first senior mortgage was found in the favor of xx which was originated on xx and was recorded on xx, in the amount of xx.
Satisfaction is found in the Pro-title report.
The second senior mortgage was found in the favor of xx which was originated on xx and was recorded on xx, in the amount of xx.
Satisfaction is not found for this mortgage.
There is one junior mortgage in the favor of xx. which was originated on xx and was recorded on xx, in the amount of xx.
There are four civil judgments open against the xx.
1. The civil judgment is in the favor of xx which was recorded on xx and in the amount of xx.
2. The civil judgment is in the favor of xx which was recorded on xxand in the amount of xx.
3. The civil judgment is in the favor of xx which was recorded on xx in the amount of xx.
4. The civil judgment is in the favor of xx which was recorded on xx in the amount of xx.
The 2016 annual combined taxes are paid in the amount of $xx. No prior years delinquent taxes are found.
As per the payment history, the borrower is delinquent for more than 20 months and the next due date is XXX/XX16. The last payment was received on 1XXX/XX17 in the amount of xx for the due date of XXX/XX16 and the next due date is XX/XX/XX16. The UPB is reflected in the amount of xx.	Collections Comments:As per the review of collection comment, the borrower is delinquent for more than 20 months and is due for XX/XX/XX16. The loan is active in bankruptcy. Foreclosure was initiated and the file was referred to an attorney onXX/XX/XX15. The complaint was filed on xx. The comment dated XX/XX/XX16 reflects that the sale was scheduled for xx. However, the foreclosure was put on hold because of the borrower had filed bankruptcy xx.
The comment history dated 4XX/XX17 states that the borrower had some health issues and lack of work as well.
The loan has not been modified since origination. The borrower is making payment as per the original note in the amount of xx at the interest rate of 6.50%.
As per the inspection report dated XX/XX/XX17, the subject property is occupied by an unknown party. the property is in good condition. No repair or damage is found in inspection report as well as in the collection comment.

Foreclosure Comments:Foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. Comment dated XX/XX/XX16 reflects that the sale was scheduled for xx. However, the foreclosure was put on hold because of the borrower had filed bankruptcy xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX16. As per order confirming xx plan, the debtor shall pay to the trustee in the amount of xx per month for the period of 60 months, totaling in the amount of xx. The POC was filed on xx with the claim amount of xx and the amount of arrearage is xx.	Not Applicable	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Judgment Entered |---| |----| Comment: Comment dated XX/XX/XX16 reflects that the sale was scheduled for xx, hence the current foreclosure status is awaiting sale. However, the tape reflects Judgment entered. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest inspection report datedXX/XX/XX17, the subject property is occupied by an unknown party. However, the tape reflects Owner occupied.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: -13 (Days)   Variance %:    Comment: The original Note date isXX/XX/XX07. However, the tape reflectsXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string is 444444444444. However, the tape reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444. However, the tape reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX    Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction per HUD1 is refinance. However, the tape reflects Cash out.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX15   Tape Value: XXX/XX15   Variance: -10 (Days)   Variance %:    Comment: Foreclosure was initiated and the file was referred to an attorney onXX/XX/XX15. However, the tape reflects XXX/XX15.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 260 Tape Value: 238 Variance: 22 Variance %: 0.09% Comment: The stated remaining term is 260. However, the tape reflects 238. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per XXX report dated XX/XX/XX17, the subject mortgage was originated on xx shows that there is an active senior mortgage on the subject property in favor of xx for the amount of xx which was recorded on xx.
However, HUD-1 shows pay off in the amount of xx to the xx.
Also, Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed."
* Loan has been determined to have an unsecured debt (Lvl 3)     "The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see the comments indicating a cram down."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the ProTitle report, the subject mortgage is on second lien position as there is a senior mortgage in the amount of xx originated on xx. The Subject mortgage was originated on xx in the amount of xx."
* Title issue (Lvl 3)     "As per the warranty deed recorded on xx and XXX report dated XX/XX/XX17, the subject property vests in the name of xx and co-borrower xx. However, the final title policy dated xx was vested in the name of borrower xx.
This can be cured by adding co-borrower's name xx on an addendum to the final title policy."
* Comment history is incomplete (Lvl 3) "Comments history is available from 1XXX/XX16 to 1XXX/XX17, which is for 12 months. However, comment history is missing from XX/XX/XX15 to 1XXX/XX16, as we require latest 24 months comment history."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
																																																																																								The finance charge is xx . The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23511639	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	xx	$0.00	$1,041.69	8XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of Pro Title Report dated XX/XX/XX17, the subject mortgage was originated on xx in the amount of xx in favor of xx
The chain of the assignment is completed as the subject mortgage is with the current assignee of xx and it was recorded on xx.
The updated title shows that there is a "Notice of Judgment Lien" on real estate in the amount of xx in favor of xx and it was recorded on xx.

2017 year's county taxes are dues in the amount of $xx and City taxes are dues in the amount of $xx. There are no prior years delinquent taxes found.	Review of updated payment history as of XX/XX/XX17 shows, the subject loan is currently delinquent for +360 days and borrower is not on his regular monthly payments. The last payment was received in the amount of xx on 1XXX/XX17 for the due date of 8XX/XX16 & the next due date is 9XX/XX16. The unpaid principal balance as of the date reflected in updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The subject loan is currently in active Bankruptcy and the loan is delinquent for +360 days, Review of updated payment history as of XX/XX/XX17 shows, The last payment was received in the amount of xx on 1XXX/XX17 for the due date of 8XX/XX16 & the next due date is 9XX/XX16. The unpaid principal balance as of the date reflected in updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
Available property inspection report uploaded onXX/XX/XX17 shows the subject property is owner occupied with no visible damages to the property with the good condition.
Foreclosure file was referred by attorney on xx; Complaint was filed on xx &  judgment was entered earlier on xx and service completed on xx. FC sale was scheduled on xx however, it went on hold due to filing of Bankruptcy under xx on 5XX/XX16.
The borrower had filed bankruptcy dated on XX/XX/XX16 with case#xx under the xx and the plan was confirmed on xx. As per the xx plan the debtor will pay xx per month approximately for 60 months. The available POC filed on xx shows that the secured claim amount is xx and the amount of arrearage is xx.

Foreclosure Comments:Foreclosure file was referred by attorney onXX/XX/XX15; Complaint was filed on xx &  judgment was entered earlier on xx and service completed on xx. FC sale was scheduled on xxhowever, it went on hold due to filing of Bankruptcy under xx on xx.

Bankruptcy Comments:The borrower had filed bankruptcy dated on xx with case#xx under the xx and the plan was confirmed onXX/XX/XX16. As per the xx plan the debtor will pay xx per month approximately for 60 months. The available POC filed on xx shows that the secured claim amount is xx and the amount of arrearage is xx.	Not Applicable	Field: Mtg Insurance Doc Status MI Cert in File? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: MI insurance is not applicable for this loan as the LTV of the subject loan is less than 80.000% however, tape reflects "MI cert is not available from the file." Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: 2 (Days)   Variance %:    Comment: Original Note Doc Date isXX/XX/XX08. However the tape data showsXX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String is 444444444444. However the tape data shows 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444. However the tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 262 Tape Value: 248 Variance: 14 Variance %: 0.06% Comment: Stated Remaining Term is 262. However the tape data shows 248. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is currently in xx lien position as the updated title shows that there is a "Notice of Judgment Lien" on real estate in the amount of xx and it was recorded on xx.
It can be cured if this lien will be paid off."
																																																																																						* Title Review shows major title concern (Lvl 4) "The updated title shows that there is a "Notice of Judgment Lien" on real estate in the amount of xx and it was recorded on xx."	* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from 1XXX/XX16 to XX/XX/XX17 however, we require latest 24 months comments history; Servicing comments are missing from 1XXX/XX15 to 1XXX/XX16."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3706219	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,615.11	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$115,693.73	Not Applicable	6.375%	xx	XX/XX/XX14	Financial Hardship	As per the review of Pro Title Report dated XX/XX/XX17, the subject mortgage was originated on xx in the amount of xx in favor of xx. The chain of the assignment is complete as the subject mortgage is with the current assignee,xx and it was recorded on xx.
There is junior mortgage dated on xx in favor of xx. in the amount of xx which was recorded on xx.
There is Notice of Judgment Against xx in favor of xx in the amount of xx which was recorded on xx.
The Annual combined taxes for 2016 were paid in the amount of $xx.
No prior years delinquent taxes found.	Review of payment history as of XX/XX/XX17 shows, the borrower has been delinquent for 120+ days and borrower is not on his regular monthly payments. The last payment was received in the amount of xx onXX/XX/XX17 for the due date of 6XX/XX16 & the next due date is 7XX/XX16. The unpaid principal balance as of the date is xx and the stated interest is 6.375%. The borrower is making the payments as per the modification made on 6XX/XX14.	Collections Comments:Review of comments shows that the loan is in active bankruptcy and delinquent for 120+ days.
 The payment received in the amount of xx onXX/XX/XX17 for the due date of 6XX/XX16 & the next due date is 7XX/XX16. The unpaid principal balance as of the date is xx and the stated interest is 6.375%. The borrower is making the payments as per the modification made on xx.
Fixed modification agreement was made as of 6XX/XX14 with the stated rate 6.375 % which is same as mentioned in note and borrower had given promise to pay P&I in the amount of xx which was beginning on xx. The new principal balance stated is xx with new maturity date xx. The loan has been modified two times.

The foreclosure was initiated in the loan by filing complaint and the Lis Pendens shows that FC referred to the attorney with the case#xx. The FC was put on hold due to bankruptcy.
The borrower had filed bankruptcy dated on xx with case#xx under the xx and the plan was confirmed on xx.
As per the xx plan the debtor will pay xx per month approximately for 60 months.
The available POC filed onXX/XX/XX16 shows that the secured claim amount is xx and the amount of arrearage is xx. MFR was filed on xx.
Available property inspection report dated onXX/XX/XX17 shows the subject property is occupied by unknown party with no visible damages to the property with the average condition.
Foreclosure Comments:Available servicing comment shows that the foreclosure was initiated in the loan by filing complaint on xx and the Lis Pendens shows that FC referred to the attorney with the case #xx.
And the judgment hearing date was scheduled on xx. The foreclosure was put on hold due to the bankruptcy filed by borrower dated on xx. The sale was scheduled for xx. No further details are available about foreclose in servicing comments.

Bankruptcy Comments:The borrower had filed bankruptcy dated onXX/XX/XX15 with case#xx under the xx and the plan was confirmed on 1XXX/XX15.
As per the xx plan the debtor will pay xx per month approximately for 60 months.
The available POC filed on xx shows that the secured claim amount is xx and the amount of arrearage is xx. MFR was filed onXX/XX/XX16.	The loan modification agreement was made on 6XX/XX14.
Borrower promised to pay with new interest rate of 6.375%  and P&I of xx started on 6XX/XX14. The maturity date extended to 5XX/XX54.
The new principal balance stated in the amount of xx. The loan has been modified two times.	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current Bankruptcy Status is Plan Confirmed(Ch, 11, 13). However the tape data shows Proof of Claim- Filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current Occupancy is Occupied by Unknown Party. However the tape data shows Owner(or Former): Primary Home.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 6XX/XX14   Tape Value:XX/XX/XX14   Variance: -38 (Days)   Variance %:    Comment: Doc Date os Last Modification is 6XX/XX14. However the tape data showsXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mtg Insurance Doc Status MI Cert in File is Not Applicable. However the tape data shows No.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: -3 (Days)   Variance %:    Comment: Original Note Doc Date isXX/XX/XX08. However the tape data showsXX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String is 444444444444. However the tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444. However the tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXX    Tape ValueXXX  Y   Variance:    Variance %:    Comment: Property Address Street isXXX  y. However the tape data showsXXX    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 is Cash Out. However the tape data shows Purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose Of Application is Refinance. However the tape data shows Purchase.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 455 Tape Value: 440 Variance: 15 Variance %: 0.03% Comment: Stated Remaining Term is 455. However the tape data shows 440. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per updated title report, there is a notice of judgment lien in the amount of xx recorded on xx against the properties located in xx county and as per xx, this lien is attached to the subject property and can affect the subject property.
However, there is no exact property address or legal description mentioned in that lien document which can confirms the lien is actually on subject property or not."
* Comment history is incomplete (Lvl 3) "Collection comments are available from 1XXX/XX16 to 1XXX/XX17 however, the comments are missing from 1XXX/XX15 to 1XXX/XX16 as we required latest 24 months complete collection comments."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test FaxxxxHence the variance is -xxhe finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date as per final HUD-1 isXX/XX/XX08 which is different from note date that isXX/XX/XX08."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87783678	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$441.87	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx Lender which was recorded on xx.
The chain of assignment is complete. The last assignment was done from xx to xx which was recorded on xx.
There is one junior mortgage found open against the subject property was originated on xx with xx. which was recorded onXX/XX/XX04.
The 2017 county annual taxes were due in the amount of $xx.
No prior years delinquent taxes are found.	The review of the payment history as of XX/XX/XX17, the borrower is currently delinquent for 21 months and the next due isXX/XX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX15. The UPB reflected in the amount of xx.
Collections Comments:The current status of the loan is, active bankruptcy and is due for XXX/XX16.
The reason for default per hardship dated XX/XX/XX13 is unemployment.
The review of the payment history as of XX/XX/XX17, the borrower is currently delinquent for 21 months and next due is for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 1XXX/XX15. The UPB reflected in the amount of xx.
The borrower had filed bankruptcy under xx with the case #xx onXX/XX/XX16. The plan was confirmed on 6XX/XX16. As per amended xx plan, the debtor shall pay to the trustee in the amount of xx, monthly for 60 months and the total debt to be paid through the plan is xx. The creditor had filed POC on xx with the claim amount of xx and the arrearage in the amount of xx.
No foreclosure activity has been found in the collection comments.
The loan has not been modified since origination. The borrower is making payment as per original note with P&I of xx and rate of interest 6.125%.  The servicing comment dated XX/XX/XX17 states that, ‘the borrower is making trial payments follow up 1XXX/XX17.’
As per the certificate of completion of repairs dateXX/XX/XX11, the subject property was damaged onXX/XX/XX11 due to tornado. The borrower had received the total amount of claim xx.
As per the inspection report datedXX/XX/XX17, the subject property is owner-occupied and no damage or repairs are noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx The plan was confirmed on 6XX/XX16. As per amended xx plan, the debtor shall pay to the trustee in the amount of xx monthly for 60 months and the total debt to be paid through the plan is xx. The creditor filed POC on xx with the claim amount of xx and arrearage in the amount of xx.
Not Applicable	Title Policy	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Borrower has filed bankruptcy under xx Case #xx on xx. However the tape data shows it as No. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: Borrower has filed bankruptcy under xx Case #xx on xx. The plan was confirmed on 6XX/XX16. However the tape data shows it as Discharged.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX03   Tape Value: XX/XX/XX03   Variance: 13 (Days)   Variance %:    Comment: As per the note, the original note date is 1XXX/XX03. However the tape data shows it as XX/XX/XX03.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the payment history, string is 444444444444. However the tape data shows it as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the payment history, string reversed is 444444444444. However the tape data shows it as 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX    Variance:    Variance %:    Comment: As per the note, property address is XXX   However the tape data shows it as XXX  .   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 217 Tape Value: 196 Variance: 21 Variance %: 0.11% Comment: As per the note, first payment date is XXX/XX04 and maturity date is XXX/XX34, stated remaining term is 217. However the tape data shows it as 196. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "The final title policy is located at “xx”. However, the schedule B is missing in the final title policy. All the values are updated as per commitment."
* Comment history is incomplete (Lvl 3)     "The collection comment is available from 1XXX/XX16 to XX/XX/XX17 which is for 12 months. However, we require 24 months collection comments. The comments are missing from 1XXX/XX15 to 1XXX/XX16."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description mentioned on the subject mortgage, warranty deed recorded on xx, and quitclaim deed which was recorded on xx does match with the legal description mention on the commitment except for the direction. The direction mentioned on the subject mortgage, warranty deed and quitclaim deed is 163.82. However, the commitment shows direction as 163.32.
This can be cure by re-recording the documents with corrected legal description."	* Settlement date is different from note date (Lvl 2) "The original note dated xx. The settlement date from HUD-1 is xx which is different from note."	* XXX Exceptions Test Incomplete (Lvl 1)
* Title Rvw shows prop. owner of record is not borr. (Lvl 1)     "The subject mortgage was originated on xx in the favor of xx Lender. The owner of the property record is xx, Husband, and Wife xx. However, as per updated title report and tax certificate, the current owner of the property record is xx and His Wife,xx. xxtransferred the property through a quitclaim deed recorded on XX/XX/XX07."
* Property Damage (Lvl 1)     "As per the certificate of completion of repairs dateXX/XX/XX11, the subject property was damaged onXX/XX/XX11 due to tornado. The borrower had received the total amount of claim xx. However, the inspection report datedXX/XX/XX17, the subject property had no damage or repairs are noted."
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30662244	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,939.23	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	52.241%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$379,072.24	$73,700.00	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of updated title dated XX/XX/XX17 shows that the subject mortgage was originated on xx and was recorded on xx in the amount of $xx and in the favor of xx.
The chain of the assignment is complete. currently, the assignment is with xx Recorded on xx.
There are five active judgments against the borrower.
First is in the amount of xx which was recorded on xx in the favor of xx.
Second is in the amount of xx which was recorded on xx in the favor of xx.
 The third judgment is in the amount of xx which was recorded on xx in the favor of xx. However, this judgment is not considered because, as per vesting information, the property was acquired by the borrower in 2001. However, the judgment is prior to the deed made in 2001.
The fourth judgment is in the amount of $xx which was recorded onXX/XX/XX11 in the favor of xx.
The fifth judgment is in the amount of $xx which was recorded on XX/XX/XX10 in the favor of xx
The 2017 combined third installment taxes are paid in the amount of $xx for the due date of xx/xx/xx17.
The 2017 combined fourth installment taxes are due in the amount of $xx for the due date of xx/xx/xx17.
The 2018 combined first installment taxes are due in the amount of $xx for the due date of xx/xx/xx17.
The 2018 combined second installment taxes are due in the amount of $xx for the due date of xx/xx/xx17
There are no prior delinquent taxes found.

The review of payment history as of XX/XX/XX17 shows, the borrower is delinquent for 12 months and the next due for 1XXX/XXx. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 9XX/XX16.The UPB is reflected in the amount of xx. Current P&I is xx and PITI is xx.
Collections Comments:The review of collection comments as ofXX/XX/XX17. The loan is currently in active bankruptcy the next due date is 1XXX/XXx. The last payment was received onXX/XX/XX16 in the P&I amount of xx and PITI amount of xx which was applied to 9XX/XX16.The UPB in the payment history is reflected in the amount of xx.
As per available documents located at "xx," the foreclosure was initiated file was referred to an attorney on xx. As per notice of Lis Pendens, the complaint was filed on xx but later on, foreclosure went on hold because the borrower had filed bankruptcy under xx with case# xx on XX/XX/XX14.
After filing bankruptcy the plan was confirmed on XX/XX/XX14. Under xx confirmed plan, the debtor shall pay to the trustee xx per month starting on 1XXX/XX14 for approximately 60 months. Prior BK was filed onXX/XX/XX13 under xx with case# xx. The case was standard discharged on xx.
The notice of mortgage payment change was filed and entered onXX/XX/XX17 according to that new total payment is xx which is due from 8XX/XX17.

The reason for default is unable to determine from the servicing comments.
The trial modification agreement for three months was given by servicer. Which was made on xx and it was effective from xx.
The loan was modified in four steps on xx. As per the modified term the new principal balance xx. The interest-bearing amount is xx and the deferred balance is xx.

Borrower promises to pay an initial monthly payment of xx with a modified initial interest rate of 2.00% which steps up in 4 steps ending at 4.50%. Beginning from 8XX/XX011 with a maturity date of 7XX/XX51.
As per collection comments dated 9XX/XX17, the property is owner-occupied. However, the latest BPO report is not available to determine the property condition and any damage related to the property.
As per the latest servicing comments, no damage to the subject property has found.

Foreclosure Comments:As per available documents located at "xx," the foreclosure was initiated file was referred to an attorney on xx. As per notice of Lis Pendens, the complaint was filed on xx but later on, foreclosure went on hold because the borrower had filed bankruptcy under xx with case# xx on xx.

Bankruptcy Comments:Borrower had filed bankruptcy under xx Case #xxon XX/XX/XX14. The plan was confirmed on XX/XX/XX14. Under xx confirmed plan, the debtor shall pay to the trustee xx per month started on 1XXX/XX14 for approximately 60 months. Prior BK was filed onXX/XX/XX13 under xx with case# xx. The case was standard discharged onXX/XX/XX13.
The notice of mortgage payment change was filed and entered onXX/XX/XX17 according to that new total payment is xx which is due from 8XX/XX17.	This step modification agreement was made on 8XX/XX11 between lender xx. with borrower xx. The modified principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.50%.The interest-bearing amount is xx and the deferred balance is xx.
The borrower promises to pay the initial monthly P&I of 924.750 with an initial interest rate of 2.00% from 8XX/XX11. The maturity is dated on 7XX/XX51.
Origination Appraisal	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER documents bankruptcy has filed however tape is reflecting it as no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER documents current bankruptcy status is plan confirmed however, tape is reflecting it as Discharged. Prior BK was filed onXX/XX/XX13 under xx with case# xx. The case was standard discharged onXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per available documents foreclosure status is complaint filed. However tape is reflecting it as Referred to attorney.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX11   Tape Value:XX/XX/XX11   Variance: -10 (Days)   Variance %:    Comment: As per modification agreement documents last modified on 8XX/XX11 however, tape reflecting it asXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement amortization type is step however, tape is reflecting it as fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX11   Tape Value: 7XX/XX17   Variance: 2161 (Days)   Variance %:    Comment: As per modification agreement mod step 1 date is 8XX/XX11 however, tape is reflecting it as 7XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 4.0%   Variance:    Variance %: -2.00%   Comment: As per modification agreement md step 1 rate is 2.00% however tape is reflecting it as 4.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 8XX/XX16   Tape Value: 7XX/XX18   Variance: 699 (Days)   Variance %:    Comment: As per modification agreement mod step 2 date is 8XX/XX16 however, tape is reflecting it as 7XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.5%   Variance:    Variance %: -1.50%   Comment: As per modification agreement md step 2 rate is 3.00% however tape is reflecting it as 4.50%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -1 (Days)   Variance %:    Comment: As per note, doc date isXX/XX/XX06 however tape is reflecting it asXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per review of payment history string is 444444444444 however, tape is reflecting it as 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per review of payment history reversed string is 444444444444 however, tape is reflecting it as 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: No Discrepancy. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 418 Tape Value: 406 Variance: 12 Variance %: 0.03% Comment: Stated remaining terms are 234 however, tape is reflecting it as 406. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 toXX/XX/XX17 only. However, we required latest 24 months comments history. Comment history is missing from 1XXX/XX15 till 1XXX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."	* Missing Appraisal (Lvl 2) "Appraisal Report is missing in the loan files however values are updated as per tape data."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the XXX or XXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* XXX State Regulations Test Failed (Lvl 2)     "Prohibited Fees Test: FAIL Loan Data xx  Comparison Data xxx Variance +xx

This loan failed the XXX or XXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
																																																																																								discount points which may be labeled as an origination fee."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43760849	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,001.08	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX07	$247,200.00	Not Applicable	6.250%	xx	XX/XX/XX07	Financial Hardship	As per pro title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment is complete. Latest assignment as per pro title report is from xx to xx which was recorded on xx.
There is a junior mortgage in the favor of xx in the amount of  xx which was recorded on xx.
There is a Civil judgment in the favor of xx in the amount of xx which was recorded on xx.
There is a Civil judgment in the favor of xx in the amount of xx which was recorded on xx
There is a Civil judgment in the favor of xx in the amount of xx which was recorded on xx.
There is a Civil judgment in the favor of xx in the amount of xx which was recorded on xx.
There is a Civil judgment in the favor of xx in the amount of xx which was recorded on xx.
Taxes for the year 2017 Combined jurisdiction annual installment is due in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes are found.	As per the review of payment history, the borrower is currently delinquent for more than 120+ days and next due is for 5XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied to 4XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The PITI is xx.

Collections Comments:As per review of the servicing comments, currently, the loan is in bankruptcy and next due is for 5XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied to 4XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The PITI is xx.
The reason for default is unemployment/decreased income.
The borrower is making payment as per modification. The loan modification agreement was made between (borrower)xx and xx and (Lender) xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.2500% and new P&I in the amount of xx beginning from 8XX/XX07, till the maturity date of xx. There is no provision for the balloon payment.
The foreclosure was initiated and the file was referred to an attorney on xx. The foreclosure was put on hold because the Borrower had filed bankruptcy under xx with the Case # xx on xx.
The Borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed onXX/XX/XX15. The motion for relief from stay is filed on 8XX/XX16. Under xx confirmed plan, the debtor shall pay to the trustee in the amount of xxx per month for 60 months.
As per comment dated 6XX/XX17, the subject property has water damage in the basement. As per comment datedXX/XX/XX17, the borrowers are completing the repairs themselves. The actual amount of damage was not found. As per latest BPO report dated 7XX/XX17, No damages and repairs are reported.
As per comment datedXX/XX/XX17, the subject property is occupied by the owner.
Foreclosure Comments:As per review of the servicing comments, the foreclosure was initiated and the file was referred to an attorney onXX/XX/XX14. The foreclosure was put on hold because the Borrower had filed bankruptcy under xx with the Case # xx on XX/XX/XX14.
Bankruptcy Comments:The Borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed onXX/XX/XX15. The motion for relief from stay is filed on 8XX/XX16. Under xx confirmed plan, the debtor shall pay to the trustee in the amount of xxx per month for 60 months.	This loan modification agreement was made between (borrower)xxand xx and (Lender) xx on xx. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.2500% and new P&I in the amount of xx beginning from 8XX/XX07 till the maturity date xx. There is no provision for the balloon payment.	Right of Rescission	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per pacer, current bankruptcy status is plan confirmed, however, tape data reflects Proof of Claim - Filed. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has been modified, however, tape data reflects NO.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.12%   Comment: As per appraisal report, original appraisal value is xxx00, however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xxX     Variance %: -XXX  %   Comment: As per note, original balance is xxx00, however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 768988899999   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444, however, tape data reflects 999998889867.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999998889867   Variance:    Variance %:    Comment: As per payment history, the string reversed is 444444444444, however, tape data reflects 999998889867.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: As per note, property address street is XXX  , however, tape data reflects XXX  .   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 236 Tape Value: 229 Variance: 7 Variance %: 0.03% Comment: As per note, stated remaining term is 236, however, tape data reflects 229. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we required latest 24 months comments history. Comment history is missing from 1XXX/XX15 to 1XXX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3) "As per the voluntary Petition Schedule D the amount of unsecured amount is xx"	* Property Damge (Lvl 2) "As per comments dated 6XX/XX17, the subject property has water damage in the basement. As per comment datedXX/XX/XX17, the borrowers are completing the repairs themselves. The actual amount of damage was not found. As per latest BPO report the 7XX/XX17, No damages and repairs are reported."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Bankruptcy History does not meet guidelines (Lvl 2)     "As per bankruptcy odder datedXX/XX/XX15 the second priority mortgage (junior mortgage), this lien will be  striped off on the discharge of the bankruptcy case. However the first priority mortgage that is subject mortgage is not affected by the bankruptcy."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the given loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test: FAIL
This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the
																																																																																								notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53321058	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,614.64	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	xx	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Purchase	xx	Reduced	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$236,389.32	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	As per updated title report dated XX/XX/XX17, shows the subject mortgage was originated on xx with xx and was recorded on xx.
Chain of the assignment is complete. The latest assignment transfer from xx to xx and was recorded onXX/XX/XX17.
There is a senior Civil judgment in the favor of xx in the amount of xx recorded on xx/xx/xx17.
Taxes for the year 2017 Combined jurisdiction 1st installment is paid in the amount of $xx on xx/xx/xx17.
Taxes for the year 2017 Combined jurisdiction 2nd  installment is paid in the amount of $xx on xx/xx/xx17.
Taxes for the year 2017 Combined jurisdiction 3rd installment is paid in the amount of $xx on xx/xx/xx17.
Taxes for the year 2017 Combined jurisdiction 4th installment is due in the amount of $xx on xx/xx/xx17.
No prior years delinquent taxes are found.	Review of the payment history as of XX/XX/XX17, shows borrower is delinquent with the loan for more than 120+ days and the next due for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for XXX/XX16. The current UPB is xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in bankruptcy and the next due is for XXX/XX16.
Review of the payment history as of XX/XX/XX17, shows borrower is delinquent with the loan for more than 120+ days and the next due for XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for XXX/XX16. The current UPB is xx.
The reason for default is unemployment/decreased income.
The borrower is making payment as per modification. The Step modification agreement was made between (borrower)xx and (lender) BAC xx  onXX/XX/XX10.
As per the review of the servicing comments, the foreclosure was initiated and  was referred to an attorney on 5XX/XX13 and the complaint was filed on xx. The foreclosure judgment was entered on xx The foreclosure was put on hold due to the borrower had filed bankruptcy under xx with the Case # xx on xx. No further information has been found.
The borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed onXX/XX/XX15. Under xx plan, the debtor shall pay to the trustee, the amount of xx for 19 Months then xx for 11 months and then xx for 30 months. As per POC filed on xx claim the claim amount is xx and arrearage is xx.
..
As per latest BPO report datedXX/XX/XX17, the subject property is occupied by unknown party with good condition.
Foreclosure Comments:As per the review of the servicing comments, the foreclosure was initiated and  was referred to an attorney on 5XX/XX13 and the complaint was filed on xx. The foreclosure judgment was entered on xx The foreclosure was put on hold due to the borrower had filed bankruptcy under xx with the Case # xx on xx. No further information has been found.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed on xx. Under xx plan, the debtor shall pay to the trustee, the amount of xx for 19 Months then xx for 11 months and then xx for 30 months. As per POC filed on xx claim the claim amount is xx and arrearage is xx.	This Step modification agreement was made between (borrower) xx and (lender) xx on xx with the new modified principal Balance of xx with interest rate 2.00% which steps up in 5 steps ending at 4.500%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX10 with the maturity date xx. There is no provision for the balloon payment.	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per pacer, current bankruptcy status is plan confirmed, however, tape data reflects Proof of Claim - Filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest BPO report datedXX/XX/XX17, the subject property is occupied by unknown, however, tape data reflects Owner.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX10   Tape Value:XX/XX/XX10   Variance: 27 (Days)   Variance %:    Comment: As per modification, doc date of last modification isXX/XX/XX10, however, tape data reflectsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XXX/XX07   Tape Value: 1XXX/XX10   Variance: 1310 (Days)   Variance %:    Comment: As per note, first payment date is XXX/XX07, however, tape data reflects 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, the loan is interest only, however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification, loan amortization type is Step, however, tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 9XX/XX16   Variance: 2162 (Days)   Variance %:    Comment: As per modification, mod step 1 date is 1XXX/XX10, however, tape data reflects 9XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 4.0%   Variance:    Variance %: -2.00%   Comment: As per modification, mod step 1 rate is 2.00%, however, tape data reflects 4.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 9XX/XX17   Variance: 701 (Days)   Variance %:    Comment: As per modification, mod step 2 date is 1XXX/XX15, however, tape data reflects 9XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.5%   Variance:    Variance %: -1.50%   Comment: As per modification, mod step 2 rate is 3.00%, however, tape data reflects 4.500%.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.03%   Comment: As per appraisal report, the original appraisal value is xx  , however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX07   Tape Value:XX/XX/XX07   Variance: 10 (Days)   Variance %:    Comment: As per note, original note doc date is XXX/XX07, however, tape data reflectsXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string is 444444444444, however, tape data reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history, string reversed is 444444444444, however, tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 346 Tape Value: 327 Variance: 19 Variance %: 0.06% Comment: As per note, stated remaining term is 346, however, tape data reflects 327. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx. However unsecured portion remained as xx. Collection comments does not shows any cram down."
* Active Judgment Against Borrower (Lvl 3)     "As per XXX report dated XX/XX/XX17, there is an active senior Civil judgment in the favor of xx in the amount of xx recorded on XXX/XX01. However, the loan was originated on XXX/XX07."
* Comment history is incomplete (Lvl 3) "Comment history is available from 1XXX/XX16 to 1XXX/XX17. However, we require latest 24 months comment history. Comment history is missing from 1XXX/XX15 to 1XXX/XX16."	* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees Test: FAIL Loan Data: xxx0 Comparison Data: xxx Variance: +xxx0
This loan failed the XXX or XXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "ThisXXX prohibited fees test."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm from the lender's provided documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92476425	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,908.06	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.899%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX17 shows, that the subject mortgage was originated on xx with xx and was recorded on xx.
The chain of assignment is complete. Last assignment from xx to xx, recorded on xx.
Annual county property taxes for the year 2016 were paid on XX/XX/XX16  in the amount of $xx.
Annual county property taxes for the year 2017 are due untilxx/xx/xx18 for the amount of $xx
No prior years delinquent taxes found.
The following junior liens and judgments are active on the title:
 There is a civil judgment whose plaintiff is xx which was recorded on date xx in the amount of xx
A Bankruptcy Notice for xx was recorded on dateXX/XX/XX15.

Review of the payment history provide for the period 1XXX/XX16 till XX/XX/XX17 shows borrower is delinquent for 3 months and due for 7XX/XX17. The last payment was received on 9XX/XX17 for due date 6XX/XX16. Current UPB reflected in the amount of xx and current interest rate as per pay history is 4.250%. Current P&I is xx.
Collections Comments:Available servicing comments from XX/XX/XX16 till XX/XX/XX17 shows, the loan is in active bankruptcy and due for 7XX/XX17. Borrower ability seems low as struggling to make payments but it could get to better if an affordable restructure payment plan to put in place. The borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
No identification foreclosure activity found. Borrower filed xx bankruptcy Case#xx onXX/XX/XX15 and the plan was confirmed on 7XX/XX15. As per plan debtor shall pay the sum of xxx to the trustee.
The last payment was received on 9XX/XX17 for due date 6XX/XX16. Current UPB reflected in the amount of xx and current interest rate as per pay history is 4.250%. Current P&I is xx.
RFD unable to determine. No workout is done to loan since origination. The borrower is making payments as per original Note terms.
As per comment datedXX/XX/XX17 subject property is owner-occupied. No damages or repairs noted.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed xx bankruptcy Case#xx onXX/XX/XX15 and the plan was confirmed on 7XX/XX15. As per plan debtor shall pay sum of xxx to the trustee.
POC was filed onXX/XX/XX16 with amount of claim xx.

Not Applicable	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current Bankruptcy Status is plan confirmed however tap data shows proof of claim- filed. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX10   Tape Value:XX/XX/XX10   Variance: 1 (Days)   Variance %:    Comment: Original note date isXX/XX/XX10 however tap data showsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321333444444   Tape Value: 333444446554   Variance:    Variance %:    Comment: payment history string is 444444444444 however tap data shows 333444446554.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444333123   Tape Value: 455644434333   Variance:    Variance %:    Comment: payment history string is 444444444444 however tap data shows 455644434333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: As per note property address is XXX  , however tap data shows XXX     Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 100 Tape Value: 97 Variance: 3 Variance %: 0.03% Comment: Stated Remaining term is 100 however tap data shows 97. Tape Source: Initial Tape Type:	B		* Comment history is incomplete (Lvl 3) "Comments history is available from XX/XX/XX16 till XX/XX/XX17. We required latest 24 months comments history. Comments are missing from XX/XX/XX15 till XX/XX/XX16."		* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89745713	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$677.92	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	Full Documentation	xx	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$34,410.89	Not Applicable	6.250%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was dated xx with xx.
The chain of assignment is completed as the subject mortgage is with the current assignee, xx dated xx.
There is a junior mortgage found in the title report in the amount of xx in favor of xx and was recorded on xx.
There are no active judgments or liens found.
2017 year taxes of xx were paid off and there are no prior years delinquent taxes found.	Review of updated payment history shows that the subject loan is delinquent for +360 days.
The last payment was received in the amount of xx onXX/XX/XX17 for the due date of 7XX/XX15 & the next due date is 8XX/XX15.
The unpaid principal balance as of the date is xx. Borrower is currently making payments according to the loan modification agrrement datedXX/XX/XX12.
Collections Comments:Subject loan is currently in active Bankruptcy and the loan is next due for 8XX/XX15; Review of updated payment history shows that the subject loan is delinquent for +360 days.
The last payment was received in the amount of xx onXX/XX/XX17 for the due date of 7XX/XX15 & the next due date is 8XX/XX15.
The unpaid principal balance as of the date is xx. Borrower is currently making payments according to the loan modification agrrement datedXX/XX/XX12.
As per the comment dated XX/XX/XX17, the reason for default is a curtailment of income.
The loan has been modified once since origination. The borrower is making payment as per the modification in the amount of xx with the rate of interest 6.250% and the loan will be matured on XX/XX/XX52.
As per the BPO report dated XX/XX/XX17, the subject property is occupied by an unknown party. However, as per the comment dated XX/XX/XX17, the subject property is owner-occupied. The property is in good condition. No repair or damage was found in the BPO report. No repair or damage was found in the collection comment.

Foreclosure Comments:The foreclosure was initiated on the loan and foreclosure was referred to an attorney on xx. No further foreclosure activity was found in the loan file. As per the comment dated xx, the foreclosure activity was on hold due to the bankruptcy filed by the borrower on xx.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the Case # xx on xx and the plan was confirmed on xx. As per xx plan, the debtor shall pay to the trustee in the amount of xx for 60 Months for the total amount of xx. POC was filed on xx with the secured claim amount of xx with an arrearage of xx. Motion for automatic stay was filed on xx.
This modification agreement was signed between the borrower xx and the servicer xx. on xx. As per the modified of terms, the new principal balance is xx. As per the modification agreement, the modified interest rate remain the same 6.25% with P&I in the amount of xx to begins from XX/XX/XX12 for the term of 480 months & the new maturity date is xx.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy (post-loan origination) is yes; The tape data reflects no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Proof of Claim - Filed   Tape Value: Discharged   Variance:    Variance %:    Comment: Current bankruptcy status is proof of claim - filed, as per the bankruptcy document; The tape data reflects discharged.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value:XX/XX/XX12   Variance: 9 (Days)   Variance %:    Comment: Doc date of last modification is xx, as per the modification agreement; The tape data reflects XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX02   Tape Value: XX/XX/XX02   Variance: -15 (Days)   Variance %:    Comment: Original note doc date is XX/XX/XX02, as per the original note; The tape data reflects XX/XX/XX02.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History string is 444444444444. as per the payment history; The tape data reflects 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History string reversed is 444444444444. as per the payment history; The tape data reflects 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: No descripency   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is limited cash out; The tape data reflects cash out - other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per the final HUD-1 the cash out percentage is less than 2.00%. Hence, considered as refinance; the tape data reflects cash out.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 447   Tape Value: 420   Variance: 27   Variance %: 0.06%   Comment: Stated remaining term is 447, as per the modification agreement; The tape data reflects 420.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Manufactured Housing Tape Value: Single Family Variance: Variance %: Comment: Appraisal report stating that subject property type is Manufactured Home however, tape reflects as SFR.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from 1XXX/XX16 to 1XXX/XX17 however, we require latest 24 months comments history; Servicing comments are missing from 1XXX/XX15 toXX/XX/XX16."
																																																																																							* Deceased Borrower(s) (Lvl 3) "As per the death certificate available in the loan file at "xx", the borrower, xx was deceased on xx."	* Property is Manufactured Housing (Lvl 2) "Appraisal report dated xx states that the subject property is a Manufactured Home and was fixed to the permanent foundation however, there is no VIN# (Serial#) available in the legal description of mortgage and final policy is also not showing the xxx for Manufactured Home. Latest BPO datedXX/XX/XX17 states that the subject property is SFR and Tax assessment report is not stating whether it's a SFR or Manufactured Home."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51313024	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,928.16	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.741%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was with xx dated xx. The chain of assignment is complete currently the mortgage with xx.

There is an IRS Federal tax lien in the name of xx on the subject property address located in xx in the amount of xx and is recorded on xx.

There is an IRS Federal tax lien in the name of xx on the subject property address located in xx in the amount of xx and is recorded on xx.

There is a state tax lien in the name of xx and his SSN no is xx is given on the document of state tax lien whose doc locator is xx in the amount of xx and is recorded on xx.

There is a state tax lien in the name of xx and his SSN no is xx is given on the document of state tax lien whose doc locator is xx in the amount of xx and is recorded on xx.
Ist & IInd installments of 2016 county taxes are paid in the amount of $xx.
No prior years delinquent taxes are found.	Review of payment history dated XX/XX/XX17 shows that the borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received in the amount of xx on XX/XX/XX17 and that was applied to due date XX/XX/XX15. The next due date is XX/XX/XX15.	Collections Comments:The loan is in active bankruptcy. The borrower filled the bankruptcy xx with case#xx on xx. The Plan was confirmed on XX/XX/XX14.
As per Servicing comments, the foreclosure was initiated and referred to attorney. The service was completed on xx. The complaint was filed on xx.Foreclosure went on hold due to bankruptcy.
The borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received in the amount of xx on XX/XX/XX17 and that was applied to due date XX/XX/XX15. The next due date is XX/XX/XX15.
The loan was never modified.
As per property inspection report dated 1XXX/XX17, property is occupied by the unknown party.
No visible damages and repairs noted on the subject property.
Foreclosure Comments:As per Servicing comments, the foreclosure was initiated and referred to attorney. The service was completed on xx. The complaint was filed on xx.Foreclosure went on hold due to bankruptcy.
The borrower filled the bankruptcy xx with case#xx on xx. The Plan was confirmed on xx.

Bankruptcy Comments:As per PACER, the borrower filed the bankruptcy under xx with case#xx on xx. The Plan was confirmed on xx.
As per xx Plan, the debtor will pay to the trustee xx monthly for 60 months.	Not Applicable	Credit Application	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy Status is Plan Confirmed(Ch. 11, 13), however tap data shows Proof of claim filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: Current foreclosure status is referred to attorney, however tape data shows Judgment Entered.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per Servicing comments, Current Occupancy is unknown however, tape reflects Primary home.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX98   Tape Value:XX/XX/XX98   Variance: 31 (Days)   Variance %:    Comment: First Rate Change Date isXX/XX/XX98, however tape data showsXX/XX/XX98.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String is 444444444444, however tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444, however tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX    Tape Value: XXX     Variance:    Variance %:    Comment: Property Address Street is XXX  , however tape data showsXXX  .   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 7XX/XX17   Tape Value:XX/XX/XX10   Variance: -2663 (Days)   Variance %:    Comment: Referral date is 7XX/XX17, however tape data showsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 156 Tape Value: 123 Variance: 33 Variance %: 0.27% Comment: States Remaining Term is 156, However tape data shows 123. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from 1XXX/XX16 to 1XXX/XX17. As we require latest 24 months collection comments, the servicing comments are missing from 1XXX/XX15 to date 1XXX/XX16"
* Payment History is not Complete (Lvl 3)     "Provided Payment history from date 1XXX/XX16 to XX/XX/XX17 is not sufficient, however payment history from date XX/XX/XX16 to 1XXX/XX16 is missing.

Payment history are available from 1XXX/XX16 to XX/XX/XX17. As we require latest 12 months payment history for review, the payment history are missing from 1XXX/XX16 till 1XXX/XX17"	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm since no supportive docs available in the file that reveal the index value."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "As per Updated title report, there are 2 following state tax liens:-

1) There is a state tax lien in the name of xx and his SSN no is xx is given on the document of state tax lien whose doc locator is xx in the amount of xx and is recorded on xx.

2) There is a state tax lien in the name of xx and his SSN no is xx is given on the document of state tax lien whose doc locator is xx in the amount of xx and is recorded on xx."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per updated title report, there are 2 following IRS Federal tax lien:-

1. There is an IRS Federal tax lien in the name of xx on the subject property address located in xx in the amount of xx and is recorded on xx.

2) There is an IRS Federal tax lien in the name of xx on the subject property address located in xx in the amount of xx and is recorded on xx."
																																																																																								* Property Address on HUD incorrect (Lvl 2) "Property address on Hud-1 is incorrect. As per Note, Property adress is xx however, Hud-1 is showing that the address is xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27392029	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$3,724.44	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.908%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was dated xx with xx.
The chain of the assignment is complete. Currently the mortgage with xx dated xx.
An active judgment or liens found pending.
1) There is a junior mortgage in the favor of xx, in the amount of xx, recorded on xx.
2) There is a civil judgment against ( Borrower ) xx in the favor of xx. in the amount of xx, recorded on xx.
2017-18 County 1st & 2nd installment taxes are due in the amount $xx for the due date is XX/XX/XX17 and $xx for the due date isXX/XX/XX18. No prior year delinquent taxes are found.
Review of payment history shows borrower is delinquent for 44 months and next due date is for XXX/XX14. The last payment was received on 9XX/XX17 in the amount xx which was applied for the due date XXX/XX14. The UPB is reflected in the amount xx as per payment history.	Collections Comments:As per servicing comments, The loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed onXX/XX/XX17. The debtor shall pay xxx per month for the period of 60 months. The proof of claim was filed on 1XXX/XX16 with the claim amount is xx and amount of arrearage is xx. The reason for default as per servicing comment is unable to determine. Payment history shows that, borrower is delinquent for 44 months and the next due date is for XXX/XX14. The last payment was received on 9XX/XX17 in the amount xx for due date XXX/XX14. The UPB is reflected in the amount xx till due date XXX/XX14. A review of collection comment shows indication of post-closing foreclosure activity. The foreclosure was initiated and the file was referred to an attorney on 6XX/XX15. The foreclosure complaint was filed on xx. However, foreclosure was put on hold because of the borrower had filed bankruptcy under xx with the case #xx on xx. Property inspection report datedXX/XX/XX17 shows that the subject property occupied by the unknown party. No damage and repairs are found.
Foreclosure Comments:As per servicing comments, The foreclosure was initiated and the file was referred to an attorney on 6XX/XX15. The foreclosure complaint was filed on xx. However, foreclosure was put on hold because of the borrower had filed bankruptcy under xx with the case #xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed on xx. The debtor shall pay xx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount is xx and amount of arrearage is xx.
Not Applicable	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy status is Plan confirmed. However, tape data shows Proof of claim filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current foreclosure status is complaint filed. However, tape data shows referred to attorney.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current occupancy is Occupied by the unknown party. However, tape data shows Occupied by the owner.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX06   Variance: -334 (Days)   Variance %:    Comment: First rate change date isXX/XX/XX06. However, tape data showsXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per latest payment history string is 444444444444. However, tape data shows 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per latest payment history string reversed is 444444444444. However, tape data shows 999999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prepayment penalty doc status is yes. However, tape data shows no.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX   Variance:    Variance %:    Comment: Property address street is XXX   However, tape data shows XXX     Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is Home improvement. However, tape data shows Cash out- other.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 269 Tape Value: 225 Variance: 44 Variance %: 0.20% Comment: Stated remaining term is 269. However, tape data shows 225. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment history is available from 1XXX/XX16 to XX/XX/XX17. However, latest 24 months comment history and missing servicing comments fromXX/XX/XX15 to 1XXX/XX16."
* Issue with the legal description or recorded instrument (Lvl 3)     "Legal Description mentioned on Deed is not matching with legal description mentioned on recorded mortgage.
A part of Legal mentioned on the deed is," xx"  This part of Legal is missing in recorded Mortgage.
Legal mentioned on Mortgage is only , "xx."
A part of the legal description of the Mortgage instrument and deeds doesn't match. This could be cured through reformation."
* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX16 to XX/XX/XX17. However, latest 12 history is required and missing payment history fromXX/XX/XX16 to 1XXX/XX16."	* Property address changed since origination - address on updated title different from note (Lvl 2) "As per note document Property address is " xx". However, as per XXX report dated XX/XX/XX17 shows that the property address is " xx". There is difference with House number."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The loan was originated by xx on xx recorded on xx. The subject property vesting was transfer by an Quitclaim Deed dated xx and recorded on xx from xx to xx."
* Mortgage Riders incomplete / inaccurate (Lvl 2)     "As per appraisal report the subject property is a 2 unit attached property.However , the 1-4 Family rider is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value source document could not be found in the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is xx taken from final HUD-1 document. However, original note date is xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97493739	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,008.50	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.050%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	Full Documentation	No	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$195,648.39	Not Applicable	3.500%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the mortgage dated xx is with xx. The chain of assignment is completed with xx.
There is a junior mortgage in the amount of xx in the favor of xx recorded on xx.
The taxes for the year 2017 are due in the amount of $xx and no prior years delinquent taxes were found.
The dashboard shows that the corrective assignment or gap assignment required. There is a Affidavit of Scrivener Error found in the updated title report. The affidavit acknowledge that the DOT was not recorded in its entirety (xx). However, through affidavit they disclose that the all pages of this DOT as set forth on the attached full copy of the DOT.	Review of the payment history states that the borrower has been delinquent for more than 14 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is delinquent for more than 14 months currently. The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on XX/XX/XX14. Foreclosure was initiated in the loan and was on hold due to bankruptcy
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx.
The updated title report states that there is a junior mortgage and the taxes for the year 2017 are due. The occupancy is occupied by an unknown party and no damages were found as per the inspection report dated XX/XX/XX17.
Foreclosure Comments:Foreclosure was initiated in the loan and was on hold due to bankruptcy. There is a Notice of Default and Election To Sell filed on xx. No further information available regarding the foreclosure.
Bankruptcy Comments:The borrower had filed the bankruptcy under the xxth case#xx on xx and the plan was confirmed on XX/XX/XX14. The POC dated xx states that the POC amount is xx and the amount of arrearage is xx.
The Notice of Payment Change dated XX/XX/XX17 states that the date of payment change is XX/XX/XX17 and the new total payment is xx. As per the amended xx plan filed on xx, the debtor shall pay xx per month for 3 months and xx until completion of the plan.	This step modification agreement was made onXX/XX/XX10 between lender xx. and the borrowers xx. The unpaid principal balance is xx with interest rate 3.50% which steps up in 7 steps ending at 6.50%.
The borrower promises to pay the monthly  P&I of xx from xx. The maturity is dated on xx.
This modification does not contain any balloon provision.

Origination Appraisal	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: As per PACER the current bankruptcy status is plan confirmed however tape reflecting it as Proof of claim filed. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per the latest inspection report, the occupancy is occupied by unknown party.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review of payment history the loan has modified however, tape reflecting it as not modified.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the modification, the loan amoritization type is step.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444443   Tape Value: 999999999998   Variance:    Variance %:    Comment: As per review of payment history, the string is 444444444443. However, the tape is reflecting it as 899999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 344444444444   Tape Value: 899999999999   Variance:    Variance %:    Comment: As per review of payment history, the reversed string is 344444444444. However, the tape is reflecting it as 899999999999.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note dated XXX/XX07 prepayment penalty is applicable however tape is reflecting it as no.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 405 Tape Value: 391 Variance: 14 Variance %: 0.04% Comment: As per modification agreement stated remaining terms are 405 however, tape is reflecting it as 391. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX16 to XX/XX/XX17. However, the payment history is missing from XX/XX/XX16 to XX/XX/XX16 as the latest 24 months history is required."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX17. However, the comments are missing from XX/XX/XX15 to XX/XX/XX16 as the latest 24 months comments are required."	* Settlement date is different from note date (Lvl 2) "As per HUD-1, the settlement date is xx which is different than origination date of xx"
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan files."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine as the supporting documents are unavailable in the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3799721	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$2,640.41	$5,712.10	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$117,407.32	Not Applicable	5.300%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx, with xx which was recorded on xx.
 The chain of Assignment is complete.  The latest assignment was done from xx to xx which was recorded on xx.
There are three junior mortgages found open on the subject property originated with xx as below:
The First mortgage was originated on xx in the amount of xx which was recorded on xx.
The second mortgage was originated on xx in the amount of xx which was recorded on xx.
The third mortgage was originated on xx in the amount of xx which was recorded on xx.
There is one real estate tax lien found open on the subject property for the amount of xx with xx which was recorded on xx/xx/xx17.
2016 town first installment taxes are paid in the amount of $xx and second tax is due in the amount of $xx.
The taxes for the year 2015 are delinquent in the amount of $xx.	The review of payment history as of XX/XX/XX17 shows that, the borrower is delinquent for more than 120 days and the next due date is for XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 1XXX/XX15. The UPB reflected in the payment history is xx.	Collections Comments:The review of payment history as of XX/XX/XX17 shows that, the borrower is delinquent for more than 120 days and the next due date is for XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 1XXX/XX15. The UPB reflected in the payment history is xx.
The review of servicing comment shows that the loan is in active bankruptcy and is next due for  XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 1XXX/XX15. The UPB reflected in the payment history is xx.
The review of loan file states that the foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The ‘step judgment’ was entered on xx. However, the foreclosure file put on hold because the borrower had filed bankruptcy on xx under xx with the case#xx.
The borrower has filed bankruptcy under xx with the case#xx on xx. The POC was filed by the creditor on xx. As per second amended xx plan dated xx, the debtor shall pay to the trustee the sum of xx each month for 60 months. As per order confirming xx plan the plan was confirmed on xx
The loan was modified once since origination between the borrower xx and lender xx on xx. As per modification agreement, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 5.300% beginning from XX/XX/XX09. The new maturity date reflects asXX/XX/XX49. The modification was further amortized into 7 steps including interest-only payments. The P&I payments for remaining term of the loan are in the amount of xx from XX/XX/XX15 with the rate of 6.500%. The loan was previously modified on 5XX/XX07.
The servicing comment datedXX/XX/XX17 shows that, the borrower is eligible for in-flight trial prepayment plan. The first payment was made on 1XXX/XX16 in the amount of xx, for XXX/XX17 in the amount of xx. The servicing comment dated 5XX/XX17,the in-flight loss mitigation review started and comment datedXX/XX/XX17, the trial payment plan was completed.
As per property inspection report datedXX/XX/XX17, the property is occupied by the unknown party and the property is in good condition. No comments found indicating damage or repair to the property.
Foreclosure Comments:The review of loan file states that the foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The ‘step judgment’ was entered on XX/XX/XX16. However, the foreclosure file put on hold because the borrower had filed bankruptcy onXX/XX/XX17 under xx with the case#xx.
Bankruptcy Comments:The borrower has filed bankruptcy under xx with the case#xx on xx. The POC was filed by the creditor on xx. As per second amended xx plan datedXX/XX/XX17, the debtor shall pay to the trustee the sum of xx each month for xx months. As per order confirming xx plan, the plan was confirmed on 8XX/XX17.	This modification agreement was made between borrower xx and lender xx on xx. As per modification agreement, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 5.300% beginning from XX/XX/XX09. The new maturity date reflects as xx. The modification was further amortized into 7 steps including interest-only payments. The P&I payments for remaining term of the loan are in the amount of xx from XX/XX/XX15 with the rate of 6.500%.	Origination Appraisal Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER banruptcy is available however tape data shows as no Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Proof of Claim - Filed   Tape Value: Discharged   Variance:    Variance %:    Comment: As per PACER current bankruptcy status is POC filed however tape data shows as discharged.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest inspection report current occupancy is occupied by unknown party however tape data shows as owner; primary home.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per modification document modification is applicable however tape data shows as no   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization type is step however tape data shows as fixed   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Review of payment history shows Payment history string 444444444444 however tape data shows as 999999999999   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: Review of payment history shows Payment history string reversed 444444444444 however tape data shows as 999999999999&#xxD;   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note prepayment penalty is applicable however tape data shows as no   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: No Discrepancies   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 9XX/XX15   Tape Value: 9XX/XX15   Variance: -1 (Days)   Variance %:    Comment: As per document referral date is XX/XX/XX15 however tape data shows as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 408 Tape Value: 384 Variance: 24 Variance %: 0.06% Comment: As per note stated remaining term is 384 however tape data shows as 408. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the XXX report, there is a one tax lien found open on the subject property for the amount of xx with xx which was recorded on xx The subject property is located in the state of xx which is a super lien state. There is a risk of the property being foreclosed due to above unpaid liens. This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the XXX report, the subject mortgage is on second lien position as there is a one tax lien found open on the subject property for the amount of xx with xx which was recorded on xx."	* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX16 to XX/XX/XX17 which is for 10 months. However, we require complete 12 months payment history. The payment history is missing from XX/XX/XX16 to 1XXX/XX16."
* Comment history is incomplete (Lvl 3) "The servicing comment is available from 1XXX/XX16 to XX/XX/XX17 which is for 10 months. However, we require complete 24 months servicing comments. The servicing comments are missing from XX/XX/XX15 to 1XXX/XX16."	* Missing Appraisal (Lvl 2) "An appraisal report is missing in the loan file."
* Application Missing (Lvl 2)     "The final application along with transmittal summary is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm operative index value from given loan files."
* XXX Exceptions Test Failed (Lvl 2)     "CT License Validation Test: FAIL
This loan failed the Connecticut license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on xxx  shall be deemed on and after xxx , to be a mortgage lender license.
As of xxx  the xxx  and the xx Second Mortgage Lender License are no
longer valid. The Connecticut Mortgage Lender License is available for loans with a closing date before July 1st, 2008"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the xx license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license. As of July 1, 2008 the xx First Mortgage Lender License and the xx Second Mortgage Lender License are no longer valid. The xx Mortgage Lender License is available for loans with a closing date before July 1st, 2008."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "As per updated title report dated XX/XX/XX17, the 2015 taxes are delinquent in the amount of xx."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41956625	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,818.29	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	xx	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Cash Out	xx	Full Documentation	xx	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title dated XX/XX/XX17, the subject mortgage was originated on xx with xx.
The chain of the assignment is complete. Currently, the mortgage is with xx which was recorded on xx.
No active judgment and judgments are found.
The 2016 county taxes are paid in the amount $xx. No prior delinquent taxes are found.
As per the review of payment history, the borrower has been delinquent for 120+ days and next due is for XXX/XX13. The last payment was received on 1XXX/XX17 in the amount xx which was applied for XXX/XX13. The current UPB is xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy and next due is for XXX/XX13. The last payment was received on 1XXX/XX17 in the amount xx which was applied for XXX/XX13. As per the PACER report, the borrower filed bankruptcy under xx with case#xx on xx. The plan was confirmed on XX/XX/XX17.As per the lis pendens, the complaint was filed on xx. Further details are not available.As per comment dated XX/XX/XX15, the borrower stated the subject property is an investment. As per initial application, the property type is secondary. The reason for default is not stated. As per BPO report datedXX/XX/XX17, the subject property is occupied with no repairs noted.
Foreclosure Comments:The foreclosure is initiated and the complaint was filed onXX/XX/XX12. Further details are not available. The borrower filed bankruptcy under xx with case#xx on xx and forecsloure went on hold.
Bankruptcy Comments:As per the PACER report, the borrower filed bankruptcy under xx with case#xx on xx. The plan was confirmed on xx.The motion of relief from stay was filed onXX/XX/XX15. The debtor’s real property is xx. the senior debt secured by the Property exceeds the value of the Property and that there is no collateral value in the Property to secure the Debtors’
The POC was filed on xx with its amount xx. The amount of arrearage is xx.
obligations to the Creditor under the Creditor’s junior mortgage on the Property. The debtor had filed under xx, it is converted to xx.
Not Applicable	Credit Application Origination Appraisal Document Showing a Index Numerical Value	Field: Last Payment Received Date Loan Value: 1XXX/XX17 Tape Value:XX/XX/XX17 |---| -40 (Days) |----| Comment: As per latest payment history, the Last payment received date is 1XXX/XX17 however tape reflects asXX/XX/XX17. Tape Source: Initial Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 8.8%   Tape Value: 12.800%   Variance:    Variance %: 8.62%   Comment: As per note datedXX/XX/XX06,, the Max rate at first adjustment is 12.75 however tape reflects as 6.80   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.8%   Tape Value: 3.000%   Variance:    Variance %: 6.72%   Comment: As per note datedXX/XX/XX06, the Min rate at first adjustment is 6.750 however tape reflects as 3.00   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: 1XXX/XX18   Tape Value: 1XXX/XX15   Variance: -1096 (Days)   Variance %:    Comment: As per note datedXX/XX/XX06, the Next pay change date is 1XXX/XX18 however tape reflects as 1XXX/XX15   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.35%   Comment: As per note datedXX/XX/XX06, there is a interest only period for 6 months for the P&I of xx and original stated P&I is xx. However, tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.750%   Tape Value: 4.75000%   Variance:    Variance %: 6.70%   Comment: As per note datedXX/XX/XX06, the Original stated rate is 6.75 however tape reflects as 4.75   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: 2 Family Variance: Variance %: Comment: An appraisal report is missing in the loan file. PUD rider is available in the mortgage, So, the Subject property is updated as PUD. Also, as per appraisal report dated XXX/XX14 ,the property type is PUD. however tape reflects as 2 family. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final application is missing in the loan file. however, values are updated as per initial application located at "xxx
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index value is unavailable to determine from the available loan file."	* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent).
However, as per the collection comments received as of XX/XX/XX17, no comments were found pertaining damage to the subject property."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37665839	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,741.92	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	40.597%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows chain of assignment is complete as the subject mortgage is with “xx”.
No active judgments and liens are pending against the borrower.
Year 2017 annual taxes are paid in the amount of $xx. No prior year delinquent taxes are found. The 2018 year taxes are due in the cumulative amount of $xx.	Review of payment history reveals that the borrower is making regular payments and the loan is due for XXX/XX18 payment. The last payment was received on XX/XX/XX17 which was applied for the due date XXX/XX18 in the amount of xx.
The current unpaid principal balance is in the amount of xx.
Collections Comments:Review of collection comments reveals that the loan is in active bankruptcy and due for XXX/XX18 payment.
Borrower had filed bankruptcy under the xx with case #xx onXX/XX/XX13 and plan was confirmed onXX/XX/XX13.  As per xx plan, the debtor shall pay xx per month for 60 months. The POC was filed onXX/XX/XX13 with POC amount of xx and the arrearage is in the amount of xx.
As per collection comments, post petition due date is 8XX/XX13.
There is no any foreclosure activity noted on loan in recent 24 months.
The last payment was received on XX/XX/XX17 which was applied for the due date XXX/XX18 in the amount of xx.
The current unpaid principal balance is in the amount of xx.
The reason for default is not available in the given servicing comments.
As per latest inspection datedXX/XX/XX17, the subject property appears to be in good condition and well maintained.
No comments found regarding property damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under the xx with case #xx on xx and plan was confirmed onXX/XX/XX13.
As per xx plan, the debtor shall pay xx per month for 60 months.
The POC was filed on xx with POC amount of xx and the arrearage is in the amount of xx.
As per collection comments, post petition due date is 8XX/XX13.	Not Applicable	Mortgage Insurance Credit Application Final Truth in Lending Discl.	Field: Last Payment Received Date Loan Value: XX/XX/XX17 Tape Value: XX/XX/XX17 |---| 1 (Days) |----| Comment: As per loan data last payment received date is XX/XX/XX17. however tape reflect as XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Subject Property Type Loan Value: 2 Family Tape Value: Single Family Variance: Variance %: Comment: As per loan data subject property is 2 storey family. However tape reflects as Single Family. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per Voluntary Petition dated xx, loan has been determined to have an unsecured debt in the amount ofxx."	* MI, FHA or MIC missing and required (Lvl 2) "MI cert is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "Final 1003 is not signed by borrower."
* Application Missing (Lvl 2)     "Final 1003 is not signed by borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. APR is updated as 0.00% as Final TIL is missing.
The annual percentage rate (APR) is 6.679%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA for TILA APR test and State Regulation for New Jersey Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed State Regulation for the New Jersey Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
																																																																																								As per loan data prohibited fees are xxxx (Processing Fee), however allowed is xxx, hence variance is +xx* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file however, there is a estimated TIL available in the loan file located at xxx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71914128	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$10,166.52	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	Full Documentation	xx	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx which was recorded on xx.
  The chain of the assignment is complete. Currently, the latest assignment was from xx to xx which was recorded on xx.
There is one junior judgment against borrower in the favor ofxx in the amount of xx which was recorded on xx.
 2017 combined taxes 1st installment were paid off  in the amount of $xx onxx/xx/xx17.
 2017 combined taxes 2nd installment were paid off  in the amount of $xx onxx/xx/xx17.
 2017 combined taxes 3rd installment were paid off  in the amount of $xx onxx/xx/xx17.
 2017 combined taxes 4th installment were paid off  in the amount of $xx onxx/xx/xx17.
No prior delinquent taxes are found.

The review of payment history shows that the payments are delinquent for more than 120 days and the next due date is XXX/XX16. The last payment was received on XX/XX/XX17 in the total amount of xx with the interest rate of 6.25%, which was applied for the date of 1XXX/XX15. The current UPB is xx. The borrower is making payment as per the note rate.

Collections Comments:As per servicing comments dated XX/XX/XX17, the loan is in active bankruptcy and is next due for the XXX/XX16. The last payment was received on XX/XX/XX17 in the amount xx which was applied on 1XXX/XX15. The new UPB is reflected in the amount xx. However, the loan was not modified at origination.
As per servicing comment on XXX/XX17, the reason for default is an excessive obligation.
As per servicing comments the foreclosure was initiated in the loan file by filing complaint by attorney  The complaint was filed on xx with case# xx and the foreclosure judgment was entered on  xx. The bidding  was started and maximum bid amount was xx. The servicing comment dated XXX/XX17, advice refer to a foreclosure attorney.
     The borrower was waiting for loan modification but due sale date set for xx which is within 37 days and therefore the servicer is not offering the modification and also the investor is not offering a modification on your loan, it would require a down payment of xx and he state that The only option you have at this time is to fully reinstate the loan and bring it current.
 The foreclosure was put on hold due to borrower filed bankruptcy.
The borrower had filed the bankruptcy under xx with case #xx on xx. The plan was confirmed onXX/XX/XX17.
 The debtor shall pay to the trustee in the amount of xxx per month to the xx trustee, starting on 1XXX/XX16 for 2 months. Thereafter, the debtor is to pay xx monthly for 58 months or until the plan is paid in full. The Proof of Claim was filed on xx. The total amount of claim is xx and amount of arrearage is xx.
As per the BPO report datedXX/XX/XX17, the subject property is in an average condition. As is sales price is xxhe subject property is occupied by the owner. Damage and repairs are not found.

Foreclosure Comments:As per servicing comments the foreclosure was initiated in the loan file by filing complaint by attorney  The complaint was filed on 4XX/XX15 with case# xx and the foreclosure judgment was entered on  xx. The bidding  was started and maximum bid amount was xx. The servicing comment dated xx, advice refer to a foreclosure attorney.
     The borrower was waiting for loan modification but due sale date set for xx which is within 37 days and therefore the servicer is not offering the modification and also the investor is not offering a modification on your loan, it would require a down payment of xx and he state that The only option you have at this time is to fully reinstate the loan and bring it current.
 The foreclosure was put on hold due to borrower filed bankruptcy xx with case #xx on xx. The plan was confirmed onXX/XX/XX17.

Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx. The plan was confirmed onXX/XX/XX17. The debtor shall pay to the trustee in the amount of xxx per month to the xx trustee, starting on 1XXX/XX16 for 2 months. Thereafter, the debtor is to pay xx monthly for 58 months or until the plan is paid in full. The Proof of Claim was filed on xx. The total amount of claim is xxand arrearage is xx.

Not Applicable	Field: Last Payment Received Date Loan Value: XX/XX/XX17 Tape Value: XX/XX/XX17 |---| -18 (Days) |----| Comment: As per payment history, the last payment was received on XX/XX/XX17. However, the tape data reflects on XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Property Address Street Loan Value: XXX Tape Value: XXX Variance: Variance %: Comment: The property address street is XXX but tape shows XXX . Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comment history is available fromXX/XX/XX16 to XX/XX/XX17, as we require latest 24 months comment history. However, it is missing from XX/XX/XX15 toXX/XX/XX16."	* XXX Risk Indicator is "Moderate" (Lvl 2) "ThisXXX prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "Prohibited Fees Test: Loan data xx, comparison data xxx, Variance +xx.
ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
																																																																																								discount points which may be labeled as an origination fee."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23815807	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$13,289.22	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	3 Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx in the favor of xx. The chain of the assignment is complete and currently, the subject mortgage was transferred from xx to xx.
 As per updated title report there is Muni/ City/ Code Lien against the property found in the amount of xx which was recorded on xx in the favor of xx.
There is county taxes for the year of 2017, 1st installment, 2nd installment , 3rd installment & 4th installment was paid in the amount of $xx.
No delinquent taxes are found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 9XX/XX16. The next due date is 1XXX/XX16. As per payment history, the current UPB is xx.
Collections Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed on XX/XX/XX16. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 2 months, xx per month for 58 months, plus xx lump sum payment in month 6. The motion for relief from stay was filed onXX/XX/XX17.
Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing compliant xx by attorney and prior FC sale data was xx. In between FC process delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 9XX/XX16. The next due date is 1XXX/XX16.  As per payment history, the current UPB is xx.
As per servicing comment reason for default is excessive obligations.
As per latest BPO dated onXX/XX/XX17 subject property is occupied by borrower and average condition.
Foreclosure Comments:Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing compliant xx by attorney and prior FC sale data was xx. In between FC process delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on XXX/XX16 FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed on xx. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 2 months, xx per month for 58 months, plus xx lumpsum payment in month 6. The motion for relief from stay was filed onXX/XX/XX17.	Not Applicable	Field: Loan Amortization Type Loan Value: ARM Tape Value: Fixed |---| |----| Comment: As per note, the loan amortization type is ARM however, tape is reflecting it as Fixed. Tape Source: Initial Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.19%   Comment: As per note stated original P&I is xxXX   however, tape is reflecting it as xxXX  .34.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 4.625%   Tape Value: 3.00000%   Variance:    Variance %: 4.59%   Comment: As per note, stated original rate is XXX  % however, tape is reflecting it as 3.00%.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 3 Family Tape Value: 2 Family Variance: Variance %: Comment: As per appraisal report, the subject property type is three family. However, tape is reflecting it as two family. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The subject mortgage is in second lien position. As per updated title report there is xxx Code Lien against the property found in the amount of xx which was recorded on xx in the favor of xx. The subject property located in xx State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens.
“For further clarification we spoke to xx at xx (Bureau's Compliance Section) and he confirmed this lien is still active and attached to the subject property. We tried calling the collection company, xx at xx to know the payoff status however it is going on hold.”"
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is in second lien position. As per updated title report there is xxx  against the property found in the amount of xx which was recorded on xx in the favor of xx. The subject property located in xx State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens.
“For further clarification we spoke to xxx (xxx) and he confirmed this lien is still active and attached to the subject property. We tried calling the xx at xx to know the payoff status however it is going on hold.”"	* Comment history is incomplete (Lvl 3) "The servicing comment is available fromXX/XX/XX16 to XX/XX/XX17. however, we required latest 24 months servicing comment. Servicing comment is missing from 1XXX/XX15 toXX/XX/XX16."
* Issue with the legal description or recorded instrument (Lvl 3) "As per bargain and sale deed XX/XX/XX04 the legal description contains xx feet as measured (xx' as described in prior deed) however, mortgage recorded on xx the legal description contains xx feet as measured xx feet as described in prior deeds and also the deed contains xx feet measured (xx feet as described in prior deeds) and mortgage legal description contains it as xx feet measured."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to confirm from available documents in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test
As per final HUD-1, there is attorney review fee was charged in the amount of xx which is comparison with xxx and variance is +xx.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee.
																																																																																								Prohibited Fees Test: Result FAIL Loan Data xx Comparison Dataxxx Variance+xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61712580	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$165,410.65	Not Applicable	5.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was recorded on xx, and the subject mortgage was originated on xx in favor of xx.
The chain of the assignment is complete as the subject mortgage is currently with  xx and it was recorded on xx.
Active judgments or liens found pending are as follows:
1) There is one civil judgment found pending against xx in the favor of xx in the amount of xx record dated on xx.
2) There is one more civil judgment found pending against xx in the favor of xx in the amount of xx record dated on xx.
Property Tax Status:
1) 2017-2018 County 1st installment taxes are paid in the amount of $xx onXX/XX/XX17.
2) 2017-2018 County 2nd installment taxes are paid in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes found.	Review of updated payment history shows that the borrower is delinquent for 120+ days and currently the borrower is not making regular payments and is next due for XXX/XX17 payment. Last payment was received on XX/XX/XX17 in the amount of xx for the due date XXX/XX17. The current UPB reflects in the amount of xx and the current P&I is xx.

Collections Comments:As per collection comments available from 6XX/XX16 to XX/XX/XX17 shows that the borrower is delinquent for 120+ days and currently the borrower is not making regular payments and is next due for XXX/XX17 payment. Last payment was received on XX/XX/XX17 in the amount of xx for the due date XXX/XX17 and current P&I is in the amount of xx.
The subject mortgage is in active bankruptcy and borrower had filed bankruptcy on 5XX/XX15 under xx with case no#xx and the plan was confirmed on xx. Schedule D of voluntary petition dated on 5XX/XX15 shows amount of secured claim without deducting the value of collateral is xx and the value of collateral is xx however the unsecured portion is xx. POC was filed on xx and it shows the amount of claim as xx.
The loan has been modified once. Loan Modification agreement was made on an effective date of xx. The borrower agree to pay the UPB of xx with interest rate of 5.000 % with P&I of xx with fixed amortized type beginning from first payment date on XXX/XX12 and ends with the maturity date on xx.
The Modification agreement document was made as "void (not valid)" and the borrower is making the payments as per the original Note terms.
As per collection comments the subject property is owner occupant and in good condition with no visible damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on 5XX/XX15 under xx with case no#xx and the plan was confirmed on xx. Schedule D of voluntary petition dated on 5XX/XX15 shows amount of secured claim without deducting the value of collateral is xx and the value of collateral is xx however the unsecured portion is xx. POC was filed on xx and it shows the amount of claim as xx	Loan Modification agreement was made between borrower xx and lender xxon an effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 5.000 % with P&I of xx with fixed amortized type beginning from first payment date on XXX/XX12 and ends with the maturity date on xx.
The Modification agreement document was made as "void (not valid)" and the borrower is making the payments as per the original Note terms.
Mortgage Insurance Origination Appraisal	Field: Last Payment Received Date Loan Value: XX/XX/XX17 Tape Value: XX/XX/XX17 |---| -15 (Days) |----| Comment: Last Payment Recived Date is XX/XX/XX17. However the tape data shows XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Property Address Street   Loan Value: XXX     Tape Value: XXX     Variance:    Variance %:    Comment: Property Adress Street is XXX  . However the tape data shows XXX     Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX41 Tape Value: 1XXX/XX39 Variance: -761 (Days) Variance %: Comment: Stated Maturity Date is 1XXX/XX41. However the tape data shows 1XXX/XX39. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated on 5XX/XX15 shows amount of secured claim without deducting the value of collateral is xx and the value of collateral is xx however, the unsecured portion is xx."
* Comment history is incomplete (Lvl 3)     "Collection comments are  available from 6XX/XX16 to XX/XX/XX17.however ,the comments are missing from 1XXX/XX15 to 6XX/XX16 as we required latest 24 months complete collection comments."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date XX/XX/XX09 is not consistent with the note date which is XX/XX/XX09."
* Property Damage (Lvl 2)     "BPO report datedXX/XX/XX17 shows, that the subject property needs some exterior paint for the amount of xx. The servicing comments do not reflect that this repair is done."
* MI, FHA or MIC missing and required (Lvl 2)     "MI is missing from loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the tax service fee test. Loan data xxx0, allowed is xxx hence variance is +xxx0
The loan charges a tax service fee. Mortgagors may not pay a tax service fee on mortgages endorsed for FHA-insurance"
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51357728	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,403.14	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	Yes	xx	Not Applicable	xx	7.890%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.486%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$96,764.57	Not Applicable	3.125%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx.
The chain of assignment is complete as the subject mortgage is with current assignee xx) and it was recorded on xx.
There is an junior lien mortgage against the subject property in favor of xx for the amount of xx and it was recorded on xx.
No active judgments or liens are found pending.
Annual taxes are in the amount of $xx
2017-18 1st half county taxes are paid till xx/xx/2017 for the amount of $xx.
2017-18 2nd half county taxes are due till xx/xx/2018 for the amount of $xx.
No prior years delinquent taxes are found pending.	Provided payment history as of 1XXX/XX17, reveals that the borrower is performing in loan. Next payment is due on 4XX/XX18. The borrower is making payments as per loan modification. The last payment of XXX/XX18 was received on XX/XX/XX17 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The current legal status of loan is performing. Provided servicing comments dated from 1XXX/XX07 to 1XXX/XX17 reveals that the borrower is performing in loan. Next payment is due on 4XX/XX18. The borrower is making payments as per loan modification. The last payment of XXX/XX18 was received on XX/XX/XX17 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.
As per servicing comments states that the subject property is owner occupied with no visible damages and it is in good condition.
The reason for deafult of borrower was death of primary borrower on XX/XX/XX17. The borrower is making regular payments as per loan modification. The loan was once modified on xx with step amortization and interest rate of 3.125%. P&I of xx. Borrowers intention is to keep the subject property.
The borrower has filed bankruptcy under xx with case # xx and it was recorded on xx. The plan was confirmed onXX/XX/XX16.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx and it was recorded on xx. The plan was confirmed onXX/XX/XX16.
As per amended xx plan the debtor shall pay to the trustee the sum of xx per month for 55 months. The total amount to be paid into the plan is xx.	Loan Modification agreement was made between borrower xx with xx on effective date ofxx.
The borrower had given promise to pay the UPB of xx with interest rate of 3.125% with P&I of xx with step amortized type and it was beginning from first payment date on 6XX/XX17 and ends with the maturity date of xx.
The borrower also pay the unpaid principal balance contains the balloon provision that has been amortized is xx as an interest bearing amount.	Credit Application	Field: Current Legal Status Loan Value: Bankruptcy-Current Tape Value: Bankruptcy |---| |----| Comment: Current Legal status is bankruptcy current. However, the tape data shows a bankruptcy. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX17   Tape Value: XX/XX/XX17   Variance: -28 (Days)   Variance %:    Comment: Last payment received date is XX/XX/XX17. However, the tape data shows as XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is step. However, the tape data shows a fixed.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX01   Tape Value: XX/XX/XX01   Variance: 6 (Days)   Variance %:    Comment: Original Note Doc date is XX/XX/XX01. However, the tape data shows as XX/XX/XX01.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000012444444   Tape Value: 0099M8888776   Variance:    Variance %:    Comment: Payment history string is 000012444444. However, the tape data shows as 0099M88888776.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444210000 Tape Value: 677888899900 Variance: Variance %: Comment: Payment history string reversed to 4444444210000. However, the tape data shows as 677888899900. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per servicing comment dated on xx, reveals that the primary borrower was deceased on xx. However, there is no death certificate found in the loan file."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by all the borrowers."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file. However, the income and expenses are updated from initial 1003."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance ease risk indicator shows moderate due to TILA Finance Charge Test & TILA Foreclosure Rescission Finance Charge Test failed."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by all the borrowers."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87491490	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$2,834.48	$1,060.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	Yes	xx	Not Applicable	xx	11.198%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated xx/xx/2017 states that the subject mortgage was originated on xx with xx. The chain assignment is complete. Currently the assignment of mortgage with xx which was recorded on xx. No active judgments or liens found pending. Updated title report dated xx/xx/2017 states that the year of 2012 combined annual taxes $xx, 2013 combined annual taxes $xx and 2016 combined annual taxes $xx were delinquent and the due date was XX/XX/XX12, XX/XX/XX13 and XX/XX/XX16. Taxes for the current year appear outstanding and held in abeyance due to bankruptcy. The total of $xx may constitute a superior lien once the current bankruptcy is discharged.	As of payment history 1XXX/XX17 shows the borrower is delinquent for 30 days and next due date is 1XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx which is applied for the due date of 1XXX/XX17. The latest payment history is reflecting current UPB in the amount of xx.	Collections Comments:The loan is in active bankruptcy and next due date is 1XXX/XX17. As of payment history 1XXX/XX17 shows the borrower is delinquent for 30 days and next due date is 1XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx which is applied for the due date of 1XXX/XX17. The latest payment history is reflecting current UPB in the amount of xx. No foreclosure activity found in the collection comment. The borrower has filed the bankruptcy under xx case noxx pm xx and plan was confirmed on xx. As per xx plan the debtor shall pay to the trustee the sum of xx per month starting within one month of the approval date and continuing for 60 months. As per POC filed on xx shows the claim amount is xx and arrearage is xx. The collection comment reveals that the subject property is occupied by owner with average condition and well maintained. There is no comment found regarding damage and repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed the bankruptcy under xx case no xx pm xx and plan was confirmed onXX/XX/XX14. As per xx plan the debtor shall pay to the trustee the sum of xx per month starting within one month of the approval date and continuing for 60 months. As per POC filed on xx shows the claim amount is xx and arrearage is xx.	Not Applicable	Credit Application Origination Appraisal	Field: Payment History String Loan Value: 0000000001m0 Tape Value: 00XXXXXXXXXX |---| |----| Comment: Payment history string is 1000000001m0 but tape shows 00XXXXXXXXXX. Tape Source: Initial Tape Type:
Field: Payment History String Reversed Loan Value: 0m1000000000 Tape Value: XXXXXXXXXxx0 Variance: Variance %: Comment: Payment history string reversed is 0m1000000001 but tape shows XXXXXXXXXxx0. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from 9XX/XX17 to 1XXX/XX17. As we required latest 24 months comment history. However, comment history is missing from XXX/XX16 toXX/XX/XX17."
* Title Review shows outstanding delinquent taxes (Lvl 3) "Updated title report dated 1XXX/XX17 states that the year of 2012 combined annual taxes xx, 2013 combined annual taxes xx and 2016 combined annual taxes xx were delinquent and the due date was XX/XX/XX12, XX/XX/XX13 and XX/XX/XX16. Taxes for the current year appear outstanding and held in abeyance due to bankruptcy. The total of xx may constitute a superior lien once the current bankruptcy is discharged."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the interest rate test.
This loan failed the xxx
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX TILA Test Failed (Lvl 2)     "This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located."
* Missing Appraisal (Lvl 2)     "Appraisal report along with underwriting transmittal is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx license validation test. (xxx )
The xx HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The xx Mortgage Lender License and xx Exemption Letter (Mortgage Act) are not available for loans with a
																																																																																								closing date before November 5th, 2008."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8405630	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	xx	$4,322.83	$4,040.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	10.249%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	$165,882.79	Not Applicable	3.996%	xx	Unavailable	Financial Hardship	The review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with Lender xx. which was recorded on xx. Chain of the assignment is incomplete. No assignments found on Updated title report. Missing assignment to xx. There are total 5 HOA liens in the favor of xx but 4 HOA liens have been closed and one is active in the amount of $xx which was recorded on xx. Also, there are two Civil judgments in the favor of xx, First in the amount of $xx and Second in the amount of $xx which were recorded on xx and xx respectively. 2016 County 1st and 2nd installments are delinquent in the cumulative amount of $xx.	The review of payment history reflects that the borrower is current with the loan and the next payment is due for XX/XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx, which was applied for XX/XX/XX17. The current UPB is xx as reflected in the latest payment history and the current P&I is xx with PITI is xx and the interest rate is 3.996%.	Collections Comments:The review of the servicing comments reveals that the loan is performing and next due for XX/XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx, which was applied for XX/XX/XX17. The current UPB is xx as reflected in the latest payment history and the current P&I is xx with PITI is xx and the interest rate is 3.996%.
The reason for default is Unemployment/Decreased Income.
The borrower is making payments as per adjustment of terms agreement. The Unpaid principal balance is xx with interest rate 3.996%. The borrower promises to pay the monthly  P&I of xxxx,38 and modified first payment date and maturity date are not given. No balloon provision and steps modification were given.
No information pertaining to foreclosure found.
The borrower had filed bankruptcy under xx with the case # xx on xx. After confirmation of xx plan, the borrower will pay xx to the trustee for 60 months for the total amount of xxhe date of the last filling 1XXX/XX17.
As per comments dated XX/XX/XX17, the subject property is owner-occupied and no damages and repair found.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and is in average condition with no damages and repairs found. The listed quoted price is xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case # xx on xx. After confirmation of xx plan, the borrower will pay xx to the trustee for 60 months for the total amount of xxhe date of the last filling 1XXX/XX17.	This is a screen shot of adjustment of terms agreement. The Unpaid principal balance is xx with interest rate 3.996%. The borrower promises to pay the monthly P&I of xxxx,38 and modified first payment date and maturity date are not given. No balloon provision and steps modification were given.	Credit Application Mortgage Insurance	Field: Current Legal Status Loan Value: Performing Tape Value: Bankruptcy |---| |----| Comment: Current legal status of loan is performing; however, tape reflects that it is bankruptcy. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Adjustment of terms agreement is available; however, tape reflects it is No.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX03   Variance: -28 (Days)   Variance %:    Comment: First payment date isXX/XX/XX03; however, tape reflects it isXX/XX/XX03.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: XX/XX/XX17   Variance: -8 (Days)   Variance %:    Comment: The last payment received date is 1XXX/XX17; however, tape reflects it is XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 318   Variance: 42   Variance %: 0.13%   Comment: Loan original maturity term months are 360; however, tape reflects it is 318.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.03%   Comment: The original balance is xx; however, tape reflects it is xx    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx   Variance %: 0.48%   Comment: The original stated P&I is xxXX  ; however, tape reflects it is xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: XXX  %   Comment: The original stated rate is XXX  %; however, tape reflects it is XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00mmmmmmmmmm   Tape Value: 3XXXXXXXXXXX   Variance:    Variance %:    Comment: The payment history, string is 00mmmmmmmmmm; however, tape reflects it is 3XXXXXXXXXXX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmmmmm00   Tape Value: XXXXXXXXXXxx   Variance:    Variance %:    Comment: The payment history, reversed string is mmmmmmmmmm00; however, tape reflects it is XXXXXXXXXXxx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Final 1003 application is missing.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value:XX/XX/XX29   Variance:    Variance %:    Comment: Stated maturity date is unavailable; however, tape reflects that it isXX/XX/XX29.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Low Rise Condo (1-4 Stories) Tape Value: Single Family Variance: Variance %: Comment: Subject property type is Low rise condo; however, tape reflects it is Single family. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the ProTitle report Subject mortgage is on second lien position as there is an HOA lien in the favor of xx in the amount of xxx3 which was recorded on xx."
* Comment history is incomplete (Lvl 3)     "Servicing comments are available from XX/XX/XX17 to XX/XX/XX17; however, we require latest 24 months of servicing comments. Servicing comments are missing from 1XXX/XX15 toXX/XX/XX17."
* Title Review shows major title concern (Lvl 3)     "As per updated title report, there is an HOA lien in favor of xx for the amount of xxx3 which was recorded on 1xx. The subject property has located the State of xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien. However, this is not in a state in which the subject mortgage may not be foreclosed out. It can be cured by paying off the above HOA lien."
* Deceased Borrower(s) (Lvl 3)     "As per Death certificate located at "xx", the borrower xx deceased on xx."
* Lost Note Affidavit (Lvl 3) "Affidavit of lost Note is located at xx stating original Note has been lost or misplaced or damaged; however, the duplicate copy of note is available in the loan file."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Application Missing (Lvl 2)     "Final application along with transmittal is missing in the loan file."
* Variation in Parcel number(APN#) (Lvl 2)     "The Parcel ID# "xx" present on the updated title report, tax report and recorded mortgage is not matching with Parcel ID# mentioned on appraisal report which is #"xx" ."
* Title shows an assignment chain break (Lvl 2)     "As per Updated title report, no assignments found. Chain of the assignment is incomplete. Missing assignment to xx"
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per Updated title report, xxx  installments are delinquent in the cumulative amount of xx."
* MI, FHA or MIC missing and required (Lvl 2) "PMI certificate is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)
* Title issue (Lvl 1)     "The Subject mortgage was originated on XXX/XX03 and was recorded onXX/XX/XX03. Schedule B in title policy reflects exceptions for Senior Mortgages in the favor of xx, First in the amount of xx originated on xx and was recorded on xx and Second in the amount of xx originated on xx and was recorded on xx.
HUD-1 shows pay off to xx, first in the amount of xx and Second in the amount of xx.
The updated title report as of XX/XX/XX17 does not show any senior mortgage."
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20790157	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$24.99	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.132%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated xx/xx/2017, the subject mortgage was originated on xx with Lender as xx and was recorded on xx. The chain of the assignment is not complete. No active judgments or liens were found against the borrower. 2016 Combined Annual taxes are due in the amount of $xx on XX/XX/XX17 and no prior years delinquent taxes found.
The loan is currently due for the 1XXX/XX17 payment. The last funds were received on XX/XX/XX17 in the amount of xx and were placed into suspense. The last payment was applied on 9XX/XX17 to the October 5th payment. There is currently xx in Unapplied Funds and the current UPB is xx.	Collections Comments:The loan is current, in Bankruptcy, and due for the 1XXX/XX17 payment. The last funds were received on XX/XX/XX17 in the amount of xx and were placed into suspense. The last payment was applied on 9XX/XX17 to the October 5th payment. There is currently xx in Unapplied Funds and the current UPB is xx.
Active xx Bankruptcy case # xx was filed on xx and the plan was confirmed onXX/XX/XX17.  The POC was filed on XX/XX/XX16 and reflects the claim amount is xx with xxn Arrears.
Borrower previously filed a xx Bankruptcy case# xx on XXX/XX05 that was Dismissed on xx for Other Reason.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Active xx Bankruptcy case # xx was filed on xx and the plan was confirmed onXX/XX/XX17.  The POC was filed on xx and reflects the claim amount is xx with xxn Arrears.
Borrower previously filed a xx Bankruptcy case#xx on xx that was Dismissed on xx for Other Reason.	Not Applicable	Field: Last Payment Received Date Loan Value: XX/XX/XX17 Tape Value:XX/XX/XX17 |---| -61 (Days) |----| Comment: Last payment was received on XX/XX/XX17. Tape data is old and reflectsXX/XX/XX17. Tape Source: Initial Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.15%   Comment: Original balance (or Line amount) is xx. However, tape data shows as xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 10.13%   Tape Value: 10.13%   Variance:    Variance %: -0.00%   Comment: Original stated rate is XXX  %. However, tape data shows as XXX  % due to rounding.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 0XXXXXXXXXXX   Variance:    Variance %:    Comment: Payment history string is 0000000000000. However, tape data shows as xxxxxxxxxxxxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: XXXXXXXXXXxx   Variance:    Variance %:    Comment: Payment history string reversed is 0000000000000. However, tape data shows as xxxxxxxxxxxxx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Purpose of refinance per application reflects debt consolidation. However, tape data shows as cash out-other. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Missing 22 months of Servicing Comments from prior servicer to complete a full 24 month review. Comment history provided from current servicer is dated from 1XXX/XX17 to XX/XX/XX17."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrowers. The date is typed."
																																																																																								* Title Review shows break in assignment (Lvl 2) "As per updated title report, the chain of assignment is not complete. The latest assignment was from xx. to xx recorded xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2055800	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$6,316.56	$1,385.83	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.880%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX08	$140,557.10	Not Applicable	7.056%	xx	XX/XX/XX08	Financial Hardship	The review of updated title report dated xx/xx/2017 shows that the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment is incomplete. Last assignment is with xx which was recorded on xx.
The missing assignment is to xx.
No active judgments or liens were found open against the subject property.
2014 combined annual taxes are paid in the amount of  $xx.
Bankruptcy Combined Annual taxes are due of 2010,2015,2016 and 2017 in the cumulative amount of $xx	Review of payment history reflects that the borrower is delinquent for 1 month and the next payment is due for XX/XX/XX17. The borrower is making payments as per adjustment of terms agreement. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for XX/XX/XX17. The current UPB is xx reflected in the latest payment history and the Current P&I is xx and the interest rate is 7.056%.	Collections Comments:The review of the servicing comments reveals that the loan is in bankruptcy and next due for XX/XX/XX17. The borrower is making payments as per bankruptcy payment plan. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for XX/XX/XX17. The current UPB is xx reflected in the latest payment history and the Current P&I is xxx3 and the interest rate is 7.056%.
The reason for default is unable to determine.
The loan had been modified onXX/XX/XX08. The Unpaid principal Balance is xx with interest rate 7.056%. The borrower promises to pay the monthly  P&I of xxx3 beginning fromXX/XX/XX08. The maturity is dated on 8XX/XX37. No balloon provision and step modifications were given.
No information pertaining to foreclosure found.
The borrower filed bankruptcy under xx with the case#xxon 1XXX/XX16. The plan was confirmed on XX/XX/XX16. As per confirming xx plan, the debtor promises to pay the trustee the sum of xx bi-weekly for 60 months. The date of the last filing of Bk is XX/XX/XX17.
As per comments dated XX/XX/XX17, the subject property is owner-occupied and no damages and repair found.
As per BPO report datedXX/XX/XX16, the subject property is owner-occupied and is in average condition with no damages and repairs found. The listed quoted price is xx; however, the original balance is xx. Hence, the value of the subject property is decreased by xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy under xx with the case#xx on xx. The plan was confirmed on xx. As per confirming xx plan, the debtor promises to pay the trustee the sum of xx bi-weekly for 60 months. The date of the last filing of Bk is XX/XX/XX17.	This is a screen shot of adjustment of terms agreement made on xx.
The Unpaid principal Balance is xx with interest rate 7.056%. The borrower promises to pay the monthly  P&I of xxx3 beginning fromXX/XX/XX08. The maturity is dated on xx. No balloon provision and step modifications were given.

Right of Rescission Modification Credit Application Origination Appraisal Title Evidence	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Adjustment of terms agreement is available; however, tape reflects that it is No. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 350   Variance: 10   Variance %: 0.03%   Comment: As per note, loan original maturity term is 360, however, tape data reflects 350.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xxX     Variance %: -0.00%   Comment: As per note, original balance is xx, however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: XXX  %   Comment: As per note, original stated P&I is xx  , however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: XXX  %   Comment: As per note, original stated rate is XXX  %, however, tape data reflects XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000113   Tape Value: 0XXXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history, the string is 10mmmmmmmmmm; however, tape data reflects 0XXXXXXXXXXX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 311000000000 Tape Value: XXXXXXXXXXxx Variance: Variance %: Comment: As per payment history, the string reversed is mmmmmmmmmm01; however, tape data reflects XXXXXXXXXXxx. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no Commitment/preliminary report is available in the file either."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."
* Deceased Borrower(s) (Lvl 3)     "As per dashboard report received on XX/XX/XX17, the borrower was deceased. The death certificate was found in the updated title."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "As per updated title report dated 1XXX/XX17, 2010, 2015, 2016 and 2017 annual taxes are delinquent in the total amount of xx."
* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX17 to 1XXX/XX17; however, we require latest 24 months servicing comments. Servicing comments are missing from XXX/XX16 to XX/XX/XX17."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."
* Loan appears modified. Mod missing or unexecuted (Lvl 2)     "This is conventional fixed rate mortgage with P&I of xx with the rate of interest 11.8800% and a maturity date of xx. The P&I as per payment history is xxx3 and the interest rate is 7.056%. It seems that loan has been modified with the new maturity date XX/XX/XX37. The borrower has been making payment as per modified terms.  Because seller tape does not support a permanent modification. However, the adjustment of terms agreement is missing in the loan file. The values are updated from document located at " xx ”"
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is incomplete. Last assignment is with xx which was recorded on xx.
The missing assignment is to xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located.
This loan failed the brokerage/finder fee test.
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and
Regulations, brokerage fee is synonymous with finder fee."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx -xx
TILA Foreclosure Rescission Finance Charge Test: FAILxx-xx
Interest Rate Test: FAIL 11.880% 8.530% +3.350%
Brokerage/Finder Fee Test: FAIL xx xx xx"
* Application Missing (Lvl 2)     "Final 1003 application along with transmittal is missing in the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx xx
TILA Foreclosure Rescission Finance Charge Test: FAILxx xx xx
Interest Rate Test: FAIL 11.880% 8.530% +3.350%
Brokerage/Finder Fee Test: FAIL xx xx xx"
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report along with supporting document 1008 is missing in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2310355	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,458.60	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	8.428%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	53.999%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title dated XX/XX/XX17, the subject mortgage was originated on xx with lender xx which was recorded on xx. The chain of assignment is incomplete. The last assignment was from xx. to xx which was recorded onXX/XX/XX16. There are active judgments or liens are found aganst the borrower. The review of the abstract information about active judgments and liens shows that there is a IRS lien against the borrower in the amount of xx, which was recorded on xx; However, no document found in the complete report regarding the lien. There are 3 civil judgments against the borrower "xx". First, is in the amount of $xx which was filed onXX/XX/XX13 in the favor of xx. Second, is in the amount of $0.00 which was filed on xx/xx/2014 in the favor of xx. Third, is in the amount of $xx which was filed onXX/XX/XX13 in the favor of xx. The combined annual taxes for the year 2016 are paid in the amount of $xx No Prior year delinquent taxes found.	As per the review of payment history dated 1XXX/XX17, the borrower is current with loan. The last payment was received on 9XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx. The current P&I and PITI is in the amount of xx which is in line with note.	Collections Comments:The loan is in active bankruptcy and is next due for XX/XX/XX17. The last payment was received on 9XX/XX17, in the amount of xx, which was applied for XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx. The current P&I and PITI is in the amount of xx, which is in line with note. The review of the latest 12 months’ payment history shows that the borrower is regular with mortgage payments. The reason for default as per the review of the loan file(xx) is curtailment of income due to unemployment; However, the borrower's intention is to keep the the property. The review of the comment history states, the borrower is interested in the loan modification. Comment dated xx shows that the borrower has recently received modification package. No further information was found regarding modification. The foreclosure process was initiated in 2016. As per the document located at xx the loan was referred to the foreclosure counsel to begin the foreclosure. No further activity was found pertaining to the foreclosure. It seems, the file was put on hold due to bankruptcy on xx. The borrower had filed the bankruptcy under xx with case#xxonXX/XX/XX16. The debtor shall pay the sum of xx, for seven months and then xx for 53 months as required by the plan. The exterior evaluation report dated XXX/XX16, shows that the property is owner occupied with average condition. No recent BPO report is available to determine the information regarding any damage and occupancy.
Foreclosure Comments:The foreclosure process was initiated in 2016. As per the document located at xxthe loan was referred to foreclosure counsel to begin the foreclosure on xx. No further activity was found pertaining to the foreclosure. It seems the file was put on hold due to bankruptcy on xx. Currently, the loan is in active bankruptcy.
Bankruptcy Comments:As per PACER, the borrower had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed on xx. As per order confirming xx plan, the debtor shall pay the sum of xx for seven months and then xx for 53 months as required by the plan. The POC was filed on xx for the secured claim of xx and arrearage in the amount of xx.	Not Applicable	Field: Borrower #2 Last Name Loan Value: XXX Tape Value: XXX |---| |----| Comment: As per original note, the borrowers last name is XXX ; however, the tape reflects as XXX . Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 9XX/XX17   Tape Value:XX/XX/XX17   Variance: 9 (Days)   Variance %:    Comment: The review of the payment history shows, the last payment was received on 9XX/XX17; however, the tape reflects asXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 359   Variance: 1   Variance %: 0.00%   Comment: As per original note, the the loan original maturity term months is 360; however, the tape reflects as 359. The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.02%   Comment: As per original note, the loan amount is xx  ; however, the tape reflects as xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: 0.14%   Comment: As per the original note, the stated interest rate is 8.4276%; however, the tape reflects as 8.29%. But the loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 0XXXXXXXXXXX   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: XXXXXXXXXXxx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX34 Tape Value: XX/XX/XX33 Variance: -31 (Days) Variance %: Comment: As per original note and mortgage, the maturity date isXX/XX/XX34; However, the tape reflects as XX/XX/XX33. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection Comments are incomplete. Latest 24 months of comment history required. They are available from XX/XX/XX17 to 1XXX/XX17. Hence, it is missing from XXX/XX16 to 1XXX/XX17."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand-dated by borrower."
* Amount of title insurance is less than mortgage amount (Lvl 2)     "Final Title policy reflects the amount of insurance as xx; However, the original loan amount as per note is in the amount of xx"
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment is incomplete. The last assignment was from xx to xx which was recorded on xx; however, the current assignment  should be with  xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Late Fees Test:FAIL Loan Data 5.00% Comparison Data 2.713% Variance +2.287%"
* XXX State Regulations Test Failed (Lvl 2) "This loan failed the late fees test. The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."	* XXX Exceptions Test Incomplete (Lvl 1)
* XXX RESPA Test Incomplete (Lvl 1)
																																																																																									* Title issue (Lvl 1) "Final Title policy reflects two prior mortgage. First, is in the amount of xxx 0 with lender xxx which was recorded onXX/XX/XX99 and Second, is in the amount of xxx with lender xxx . which was recorded onXX/XX/XX02. Final HUD-1 shows pay off to Cxxx S in the amount of xx respectively. Also, xxx report dated XX/XX/XX17 does not reflect any prior mortgage."	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24564815	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$2,894.89	$4,517.35	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.390%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.252%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated xx/xx/2017 shows that the subject mortgage was originated on xx with xx which was recorded on xx. The chain of the assignment is incomplete. Currently, the assignment is from xx to xx recorded on xx/xx/2015. However, the assignment is missing to xx. No active judgment or liens are pending. 2017 xx annual taxes are paid in the amount $xx. 2017 School annual taxes are delinquent in the amount of $xx for the due date xx/xx/2017.	The review of payment history shows that the borrower is delinquent for 1 months and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount xx for due dateXX/XX/XX17. The UPB is reflected in the amount xx till due dateXX/XX/XX17.	Collections Comments:The review of the collection comment shows that the loan is in the collection and next due date is XX/XX/XX17. The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed onXX/XX/XX12. The debtor was discharged on xx. The motion for relief from stay was filed onXX/XX/XX16. The debtor shall pay xxx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xxhe date of last filing bankruptcy is XX/XX/XX17. The review of payment history shows that the borrower is delinquent for 1 month and next due date for payment is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till due dateXX/XX/XX17. The reason for default is not found. No damage and repairs have been found. No post close foreclosure activity found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed onXX/XX/XX12. The debtor was discharged on XX/XX/XX17. The motion for relief from stay was filed onXX/XX/XX16. The debtor shall pay xxx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx and amount of arrearage is xxhe date of last filing bankruptcy is xx.	Not Applicable	Field: Current Legal Status Loan Value: Collections Tape Value: Bankruptcy |---| |----| Comment: Current legal status is collection. However, tape data shows bankruptcy. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Deferred balance amount is N/A. However, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX17   Tape Value:XX/XX/XX17   Variance: -76 (Days)   Variance %:    Comment: Last payment received date is XX/XX/XX17. However, tape data showsXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: Loan documentation type is Full documentation. However, tape data shows reduced.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 401   Variance: -41   Variance %: -0.10%   Comment: Loan original maturity term months is 360. However, tape data shows 401.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.06%   Comment: Original Balance is xx   However, tape data shows xx Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.04%   Comment: Original stated P&I is xxowever, tape data shows xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: XXX  %   Comment: Original stated rate is XXX  %. However, tape data shows XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000044444   Tape Value: 0XXXXXXXXXXX   Variance:    Variance %:    Comment: As per latest payment history string is 100000044444. However, tape data shows 0xxxxxxxxxxx.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444440000001   Tape Value: XXXXXXXXXXxx   Variance:    Variance %:    Comment: As per latest payment history string reversed is 444440000001. However, tape data shows xxxxxxxxxxxx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: XX/XX/XX40 Variance: 1249 (Days) Variance %: Comment: Stated maturity date isXX/XX/XX37. However, tape data shows XX/XX/XX40. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comment history is available from XX/XX/XX17 to XX/XX/XX17. However, latest 24 months history is required and comment history is missing from 1XXX/XX15 to XX/XX/XX17."	* Title Review shows outstanding delinquent taxes (Lvl 2) "2017 School annual taxes are delinquent in the amount of xx for the due date 1XXX/XX17."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL xx This loan failed the TILA finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAIL xxThis loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test. This loan failed the TILA foreclosure rescission finance charge test."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is incomplete. Currently, the assignment is from xx to xx recorded on 1XXX/XX15. However, the assignment is missing to xx.
																																																																																								* LTV or CLTV exceeds 104% (Lvl 2) "As per appraisal report datedXX/XX/XX07, the appraised value is 100,000. However, the original loan amount is xx. Hence, LTV or CLTV exceeds 100%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46949738	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$742.14	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	9.499%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Not Applicable	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Title Search	Not Applicable	Not Applicable	XX/XX/XX08	$121,354.42	Not Applicable	5.748%	xx	XX/XX/XX08	Financial Hardship	As per the review of updated title report dated xx/xx/xx17, the subject mortgage was originated on xx with the lender xx which was recorded on xx
The chain of the assignment is complete. The Latest assignment per updated title report is from xx to  xx, which was recorded on XX/XX/XX17.
No active judgment and liens against the borrower.
2017 taxes are paid in the amount of $xx

As per the review of payment history, the borrower is delinquent with the loan for 1 month and the next due date for payment is XX/XX/XX17. The last payment received on 9XX/XX17 in the amount of xx, which was applied toXX/XX/XX17. The current UPB reflects in the amount of xx. The borrower has been making payments as per Assignment of Terms agreement datedXX/XX/XX08.	Collections Comments:The loan is currently active in Bankruptcy and next due date for payment is XX/XX/XX17. The last payment received on 9XX/XX17 in the amount of xx, which was applied toXX/XX/XX17. The current UPB reflects the amount of xx.
The loan has been modified twice since origination. The borrower has been making payments as per Assignment of Terms agreement datedXX/XX/XX08.
The reason for default is unable to determine.
There are comments related to foreclosure activity. However, The borrower had filed bankruptcy under xx with the Case # xx on  xx. The POC was filed by creditor xx in the amount of xx and the arrearage amount is xx. The Plan was confirmed onXX/XX/XX16. As per order confirming plan dated 1XXX/XX16, the borrower has to pay xx per month effective from Jan 2017.
Schedule-D in the voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment found regarding a cram down. However, as per debtors claim for property exemption dated xx, reflects the current value of the collateral is xx, which is less than the original loan amount.
No damage pertaining to the subject property is found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # xx on  xx. The POC was filed by creditor xx in the amount of xx and the arrearage amount is xx. The Plan was confirmed onXX/XX/XX16. As per order confirming plan dated 1XXX/XX16, the borrower has to pay xx per month effective from Jan 2017.
Schedule-D in voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment found regarding a cram down. However, as per debtors claim for property exemption datedXX/XX/XX16, reflects the current value of the collateral is xx, which is less than the original loan amount.
The adjustment of Terms Agreement was made between the borrower xx and xx and lender xx., onXX/XX/XX08. As per the modified terms, the unpaid principal balance is in the amount of xxThe borrower promises to pay revised P&I in the amount of xx with new interest rate of 5.748%. The payments begin fromXX/XX/XX08 till the stated maturity date of xx.

Credit Application Title Policy Origination Appraisal	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: The laon has been modified twince since origination. However, tape data shows No. &#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 324   Variance: 36   Variance %: 0.11%   Comment: Loan matuirty months is 360. However, tape data shows 324.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.50%   Comment: As per note the P&I is xxHowever tape reflect it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: XXX  %   Comment: As per note the rate is XXX  %.However tape reflect it as XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110111110011   Tape Value: 00XXXXXXXXXX   Variance:    Variance %:    Comment: As per the payment history string is 2101110011.However tape reflect it as 00XXXXXXXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110011111011   Tape Value: XXXXXXXXXxx0   Variance:    Variance %:    Comment: As per the payment history reversed string is 11001111012.However tape reflect it as XXXXXXXXXxx0.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing. Hence, it is unavailable. However, tape data shows Cash out   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1 the borrower does not get cash back. Hence, purpose of transaction is refinance. However, tape data shows Cash out&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX38   Tape Value: 8XX/XX32   Variance: -2099 (Days)   Variance %:    Comment: As per note the Maturity date is 5XX/XX38.However tape reflect it as 8XX/XX32.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Manufactured Housing Tape Value: Modular Housing Variance: Variance %: Comment: As the appraisal report it is manufactured housing. However tape reflect it as Modular housing. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 4) "The final title policy at origination along with title commitment/preliminary title report is missing in the loan file. However, the values are updated from title search report."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment found regarding a cram down. However, as per debtors claim for property exemption datedXX/XX/XX16, reflects the current value of the collateral is xx, which is less than the original loan amount."	* Property is Manufactured Housing (Lvl 2) "As per the Appraisal report dated xx, the subject property is xxx with xx. As per the Appraisers xxx located at “xx”, the manufactured home attached to a permanent foundation system and towing hitch, wheels and axles have been removed."
* Application Missing (Lvl 2)     "Final Application is missing in the loan file along with transmittal summary report."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30688354	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,070.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	12.220%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.572%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX08	$133,569.78	Not Applicable	6.559%	xx	XX/XX/XX08	Financial Hardship	The review of the updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx with xx. and was recorded on xx.
The chain of the assignment is complete. Latest assignment per updated title is with xx and recorded on xx.
 No active judgments or liens found.
2017Combined 1st installment taxes was paid in the amount of $xx on XX/XX/XX17 and no prior years delinquent taxes found.	Review of the payment history shows the borrower is delinquent for 1 month and next due for XX/XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to XX/XX/XX17. The current UPB as per latest payment history is in the amount of xx and the current P&I is 879.97 with interest rate of 6.559%.	Collections Comments:As per the review of the servicing comments, the loan is in bankruptcy and next due for XX/XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx, which was applied to XX/XX/XX17. The current UPB as per latest payment history is in the amount of xxx and the current P&I is 879.97 with interest rate of 6.559%.
The reason for default is unable to determine.
The loan is modified onXX/XX/XX08xx. As per the modified term, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of  6.55900% beginning from XX/XX/XX08 with a maturity date of xx. No balloon provision and step modification were given.
No information pertaining to foreclosure found.
The borrower had filed bankruptcy under xx with Case #xx on xx and the plan was confirmed on XX/XX/XX14. POC was filed on xx and the POC amount is xx and the amount of arrearage is xx. Under xx amended plan, the debtor shall pay to the trustee the sum of xxxx per month.
As per comments dated XX/XX/XX17, the subject property is owner-occupied.
No BPO & Inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with Case #xx on xx and the plan was confirmed on xx. POC was filed on xx and the POC amount is xx and the amount of arrearage is xx. Under xx amended plan, the debtor shall pay to the trustee the sum of xxxx per month.	This modification agreement was made between Lender xx and Borrower xx on xx. As per the modified term, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 6.55900% beginning from XX/XX/XX08 with a maturity date of XX/XX/XX37. No balloon provision and step modification were given.	Mortgage Insurance	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: The loan has modified; however tape data reflects it is no.&#xxD; Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 3 (Days)   Variance %:    Comment: As per Note, first payment date isXX/XX/XX07; however tape data reflectsXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 351   Variance: 9   Variance %: 0.03%   Comment: As per Modification agreement modification stated maturity terms months is 360, however tape data reflects 351.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.61%   Comment: As per Note, original stated P&I is xx   ;however tape data it is xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: 5.66%   Comment: As per note original stated rate is XXX  %; however tape data reflates XXX  %   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000000000   Tape Value: 00XXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history, the string is 1000000000; however tape data reflect it is 00XXXXXXXX.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000011   Tape Value: XXXXXXXXXxx0   Variance:    Variance %:    Comment: As per payment history, the reversed string is 00000000001; however tape data reflect it is XXXXXXxx0.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: XX/XX/XX36 Variance: -270 (Days) Variance %: Comment: As per Modification agreement modification stated maturity date is XX/XX/XX37, however tape data reflects XX/XX/XX36.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments is available from XX/XX/XX17 to XX/XX/XX17; however, we require latest 24 months of servicing comments. Servicing comments is missing from 1XXX/XX15 to XX/XX/XX17."
																																																																																							* Active Judgment Against Borrower (Lvl 3) "Exception in final title policy reflects that there is Judgment against xx byxx, in the amount of xx, filedXX/XX/XX07 in xxx . HUD-1 does not show any pay off for this judgment. Updated title is clear."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrowers." * MI, FHA or MIC missing and required (Lvl 2) "PMI certificate is missing in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73290527	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$431.51	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	12.340%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/XX17 shows the subject mortgage was originated on xx which was recorded on xx with xx.
The chain of assignment is complete. Currently the subject mortgage is with xx .
Active judgments found pending against the subject property are as follows:
1) There is an active judgment against the subject property in favor of xx in the amount of xx which was recorded on XX/XX/XX02.
2) There is an active judgment against the subject property in favor of xx in the amount of xx which was recorded onxx/xx/xx03.
Active judgments found pending against the common name xx and which are not against the subject property are as follows:
1)There is an active judgment against the common name xx in favor of xx in the amount of xx which was recorded onXX/XX/XX04.
2)There is an active judgment against the common name xx in favor of xx in the amount of xx which was recorded onXX/XX/XX02.
2) There is an active judgment against the common name xx in favor of xx in the amount of xx which was recorded on XX/XX/XX02.
2017 combined annual taxes are due for the date XX/XX/XX17 in the amount of $xx
No prior years delinquent taxes are found.
The Payment History dated as of 1XXX/XX17 reveals that the borrower has been the delinquent from 1XXX/XX7 to till date. The delinquency has been done for more than 1 months. The last payment was received on 8XX/XX17 which was applied for the due date 9XX/XX17 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Collections Comments:Available servicing comment and documents in file reveals that loan is in active bankruptcy since 2012.
The Payment History dated as of 1XXX/XX17 reveals that the borrower has been the delinquent from 1XXX/XX7 to till date. The delinquency has been done for more than 1 months. The last payment was received on 8XX/XX17 which was applied for the due date 9XX/XX17 in the amount of xx. The current unpaid principal balance is in the amount of xx.
Bankruptcy was by borrower under xx with case# xx on 1XXX/XX12 and the plan was confirmed on XX/XX/XX12. POC was filed on xx in the secured claim amount of xx ad an arrearage in amount of xx As per order of xx plan confirmation debtor will pay to the trustee the amount of xx for 60 months. Schedule D of voluntary petition dated on xx shows, loan has been determined to have an unsecured debt in the amount of xx.
As per servicing comments, No damages or repairs are found to the subject property. As per comments borrower intention is to keep the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Bankruptcy was by borrower under xx with case# xx on 1XXX/XX12 and the plan was confirmed on XX/XX/XX12. POC was filed onxx in the secured claim amount of xx ad an arrearage in amount of xx. As per order of xx plan confirmation debtor will pay to the trustee the amount of xx for 60 months. Schedule D of voluntary petition dated on xx shows, loan has been determined to have an unsecured debt in the amount of xx.	Not Applicable	HUD-1 Closing Statement Credit Application	Field: Original Stated Rate Loan Value: XXX % Tape Value: 11.34% |---| |----| 1.00% Comment: original stated rate is XXX % however tape data shows 11.3400% Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 120000000000   Tape Value: 00XXXXXXXXXX   Variance:    Variance %:    Comment: payment history string is 200000000000 however tape data shows 00xxxxxxxxxx   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000000021 Tape Value: XXXXXXXXXxx0 Variance: Variance %: Comment: payment history string reversed is 000000000002 however tape data shows xxxxxxxxxxx0 Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Available copy of HUD-1 contains some hand written fees. Borrower signed on same the copy of HUD-1 and the settlement date is same as the note date. However, this copy of HUD-1 is considered as final HUD-1."
* Comment history is incomplete (Lvl 3)     "Available comment history is incomplete as required for 24 months. Comment history is available from 9XX/XX17 to 1XXX/XX17 and missing from 1XXX/XX15 to 9XX/XX17."
* Active Judgment Against Borrower (Lvl 3)     "As per updated title report dated XX/XX/XX17 there active prior judgments found pending against the subject property are as follows:
1) There is an active judgment against the subject property in favor of xx in the amount of xx which was recorded on XX/XX/XX02.
																																																																																							2) There is an active judgment against the subject property in favor ofxx in the amount of xx which was recorded on 5XX/XX03."	T	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26139102	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$803.11	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.110%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$96,821.17	$2,829.31	8.160%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx and it was recorded on xx in favor of xx. The chain of the assignment is not complete as the subject mortgage is currently with the xx; however the current assignee is xx

There are no active judgments or liens found.
The annual combined taxes are paid in full in the amount of $xx
No prior years delinquent taxes are found.

Review of updated payment history shows that the subject loan is in delinquency for 120+ days. Currently the borrower is not making the monthly payments.
The last payment was received on 8XX/XX17 in the amount of xx & the next due date isXX/XX/XX17. The unpaid principal balance reflected as of the date is xx. The borrower is making the payment as per the modification agreement made on XX/XX/XX12.
Collections Comments:As per the latest servicing comments the subject loan is in active bankruptcy, the borrower had filed bankruptcy dated onXX/XX/XX15 under xx with case no#xx and the plan was confirmed on 9XX/XX15. POC was filed on xx which shows the claim amount xx and the interest bearing amount isxx.

The subject loan is in delinquency for 120+ days. Currently the borrower is not making the monthly payments.The last payment was received on 8XX/XX17 in the amount of xx & the next due date isXX/XX/XX17. The unpaid principal balance reflected as of the date is xx. The borrower is making the payment as per the modification agreement made on xx.

As per the MOD borrower had given promise to pay the UPB of xxwith interest rate of 8.16% with P&I xx with fixed amortized type and the first payment was beginning from XX/XX/XX12 and ends with the maturity date of xx.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on xx. The UPB that has been amortized is xx as an interest bearing amount.

There are no active judgments or liens found.
The annual combined taxes are paid in full in the amount of xx
No prior years delinquent taxes are found.

The collection comment dated on XX/XX/XX17 shows that the subject property is occupied by the unknown person and the it is secured. The property is not for sale action.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated onXX/XX/XX15 under xx with case no#xx and the plan was confirmed on 9XX/XX15. POC was filed on xx which shows the claim amount xx and the interest bearing amount is xx.	Loan Modification agreement was made between borrower xx and the lender xx. on effective date of xx.
The borrower had given promise to pay the UPB of xx with interest rate of 8.16% with P&I xx with fixed amortized type and the first payment was beginning from XX/XX/XX12 and ends with the maturity date of xx.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on xx. The UPB that has been amortized is xx as an interest bearing amount.
HUD-1 Closing Statement Origination Appraisal Credit Application Right of Rescission	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Did a modification Change Note terms Yes , however tape data is showing No. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 300   Tape Value: 548   Variance: -248   Variance %: -0.45%   Comment: Loan Original Maturity Term Months 300 , however tape data is showing 548.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.54%   Comment: Original Stated P&I xx   , however tape data is showing xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.11%   Tape Value: 8.160%   Variance:    Variance %: 2.95%   Comment: Original Stated rate XXX  % , however tape data is showing XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 221010000000   Tape Value: 10XXXXXXXXXX   Variance:    Variance %:    Comment: Payment History String 321340123444, however tape data is showing 10XXXXXXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000010122   Tape Value: XXXXXXXXXxx1   Variance:    Variance %:    Comment: Payment History String Reversed 444321043123 , however tape data is showing XXXXXXXXxx1.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of Refinance per Application Lower rate or term , however tape data is showing Cash Out - Other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX52 Tape Value: XX/XX/XX52 Variance: -7 (Days) Variance %: Comment: Stated Maturity DateXX/XX/XX32, however tape data is showing XX/XX/XX52. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from loan file, and also Itemization , Amended HUD-1 are not available."
* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 to 1XXX/XX17. As we require latest 24 months collection comments for review, the collection comment are missing from 1XXX/XX15 toXX/XX/XX17."	* Missing Appraisal (Lvl 2) "Appraisal is missing from loan file, and also underwriting transmittal is not available."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per updated title report dated XX/XX/XX17, the chain of assignment is incomplete as currently the assignment is with xx; however it should be with the current assignee "xx. ""
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36387481	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$2,180.67	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	Unavailable	Not Applicable	3.750%	xx	XX/XX/XX13	Lower Interest Rate	The review of updated title dated XX/XX/XX17. The Subject mortgage was originated on XX/XX/XX07 with lender xx, N.A.. and the borrower xx, which was recorded on XX/XX/XX07. Pro-title report states no chain of assignment is found.
Estimated taxes of 2017 are paid in the amount of $xx. No active liens and judgments are found against borrower.	The borrower is currently delinquent for 2 months. The last payment was received on 1XXX/XX17 with P&I in the amount xx and PITI in the amount of xx, which was applied for XX/XX/XX17 payment. The next due date is 1XXX/XX17. The UPB is xx reflected in the payment history.
Borrower made last P&I of xx and interest rate of 3.75% as per MOD workout package located at "XXXX". However no no copy of proper MOD is found.
Apart from this there is a doc located at xx under BK payment plan, in which interest rate of 3.75% has been offered to borrower.	Collections Comments:The review of servicing comments the loan is in active bankruptcy. The borrower is currently delinquent for 2 months. The last payment was received on 1XXX/XX17 with P&I in the amount xx and PITI in the amount of xx, which was applied for XX/XX/XX17 payment. The next due date is 1XXX/XX17. The UPB is xx reflected in the payment history. The loan has been not modified since origination. Borrower is making payment as per bankruptcy.
No evidence of post closing Foreclosure is found.
Borrower filed bankruptcy xx case # xx on dated xx. As per xx plan debtor was supposed to pay the trustee the amount of xx for 60 months for the total amount of xx. The POC filed on xx With the amount of xxand the arrearage amount is xxs per servicing comment datedXX/XX/XX17 there is a possibility of cram down due to xx. However the POC was dated on xx in the amount of xx and the xx shows collateral value is xx. Current property is occupied by unknown party. No damage related comments found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy xx case # xx onxx. As per xx plan debtor was supposed to pay the trustee the amount of xx for 60 months for the total amount of xx. The POC filed on xx With the amount of xx and the arrearage amount is xxx.	No - cost home loan Modification located at "xx" confirms loan is approved for MOD with interest rate of 3.75% and P&I of 791.31. Current pay history also shows borrower is making payment as per this MOD, howver no proper copy of MOD is available in loan file.	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: XXX/XX13 Tape Value:XX/XX/XX13 |---| 11 (Days) |----| Comment: As per doc located at "871356824_Workout-Modification Package_5" date of MOD is XX/XX/XX13 but tape data shows XX/XX/XX13. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -35 (Days)   Variance %:    Comment: As per payment history last payment received date is 1XXX/XX17 ; however, tape data reflects 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.31%   Comment: As per note original stated note P&I is xx  ; however, tape reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.500%   Tape Value: 3.750%   Variance:    Variance %: 2.75%   Comment: As per note original stated note rate is 6.50%; however, tape reflects 3.75%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212222223333   Tape Value: 222233335XXX   Variance:    Variance %:    Comment: As per payment history string is 102222223333; however tape data reflects 222233335xxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333322222212   Tape Value: XXxx33322222   Variance:    Variance %:    Comment: As per payment history reversed string is 33332222222201; however, tape data shows xxxx33322222.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX43   Tape Value: XXX/XX38   Variance: -1885 (Days)   Variance %:    Comment: Stated maturidy date as per MOD is XX/XX/XX43 however tape data shows XX/XX/XX38.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal property type is PUD; however, tape data reflects Single family. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 3) "As per servicing comment dated xx there is a possibility of Cramdown due to xx. However the POC was dated on xx in the amount of xx and the xx shows collateral value is xx. No confirmation on the same is found."
* Comment history is incomplete (Lvl 3) "The comments history is available fromXX/XX/XX17 to 1XXX/XX17, however, we require complete 24 months collection comments. Collection comments is missing from XXX/XX16 toXX/XX/XX17."	* MI, FHA or MIC missing and required (Lvl 2) "MI Cert is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by borrower."
* Title shows an assignment chain break (Lvl 2)     "XXX report states no chain of assignment is found."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "At origination there is one borrower "xx" in loan but XXX report confirms current owner "xx". However Deed and Mortgage is signed by both the borrowers."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77282116	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$1,508.45	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.950%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.813%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$185,155.96	Not Applicable	3.000%	xx	XX/XX/XX17	Financial Hardship	As per review of the pro-title dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx and the borrower xx which was recorded on xx.
The chain of the assignment is incomplete. The latest assignment is from xx which was recorded on XX/XX/XX15. However, the missing assignment is to xx.
There is one senior mortgage prior to a subject mortgage in the favor ofxx., in the amount of xx which was recorded on XX/XX/XX00.
No judgment and liens are open against the borrower.
2017 Combined annual taxes are due on XX/XX/XX18 in the amount of $xx. No prior years delinquent taxes are found.
As per review of the payment history dated XX/XX/XX17, the borrower is currently delinquent for 2 months and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of P&I xx and PITI of xx which was applied to XX/XX/XX17. The UPB is reflected in the payment history in the amount of xx

Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date is 1XXX/XX17. The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX15. As per order confirming xx plan document, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months. The POC was filed onxx with the POC amount xx and the amount of arrearage is xxhe date of last filing bankruptcy is XX/XX/XX17. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down. As per review of the payment history dated XX/XX/XX17, the borrower is currently delinquent for 2 months and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of P&I xx and PITI of xx which was applied to XX/XX/XX17. The UPB is reflected in the payment history in the amount of xx. The loan modification agreement was made on xx between the borrower xx and lender xx. Comment dated XX/XX/XX17 states that the subject property is occupied by an unknown party.
As per the hardship letter dated XX/XX/XX14, the reason for default was an illness of borrower. The borrower xx said that we were having financial difficulty due to medical issues and she wants to retain her property.
The Loan has been modified twice since origination, the borrower has been making payment as per the modified plan. No comment pertaining damage to the subject property found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX15. As per order confirming xx plan document, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months. The POC was filed on xx with the POC amount xx and the amount of arrearage is xxhe date of last filing bankruptcy is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down.	The loan modification agreement was made on XX/XX/XX17 between the borrower xxand lender xx.
The borrower promises to make a monthly payment of xx with the rate of interest 3.00001%, beginning from XX/XX/XX17 till the maturity date xx.
The new principle balance stated in the Modification is in the amount of xx.
This loan modification agreement contains balloon provision, the borrower will pay the balloon payment in the amount ofxx on maturity date xx.
Right of Rescission	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value: XXX/XX15 |---| -750 (Days) |----| Comment: The loan modification agreement was made on XX/XX/XX17 between the borrower XXX and XXX and lender XXX . However, tape data reflects with XX/XX/XX15. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -32 (Days)   Variance %:    Comment: As per the payment history, Last payment received date is XX/XX/XX17. However, tape data reflects with XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value: 4XX/XX07   Variance: 6 (Days)   Variance %:    Comment: As per the note details, Original Note Doc Note is XX/XX/XX07. However, tape data reflects with XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.80%   Comment: As per the note details, Original Stated P&I is xx. However, tape data reflects with xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.950%   Tape Value: 3.000%   Variance:    Variance %: 4.95%   Comment: As per the note details, Original Stated Rate is 7.9500%. However, tape data reflects with 3.0000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 222343444444   Tape Value: 2199XXXXXXXX   Variance:    Variance %:    Comment: Payment history string is 222343444444. However, tape data reflects 2199xxxxxxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444343222 Tape Value: XXXXXXxx9912 Variance: Variance %: Comment: Payment history string reversed is 444444343222. However, tape data reflects xxxxxxxx9912. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The subject mortgage was recorded on xx with the lender xx. The updated title report dated XX/XX/XX17 shows there is an active senior mortgage prior to the subject Mortgage, In the favor of xx which was recorded on xx for the amount of xx. Final Hud-1 does not show pay off to xx for the amount of xx. Final Title Policy at the origination does not reflect any exception and updated title also show no release found for a senior mortgage. It shows a clear title. Possible title claim can be filed. Hence the subject mortgage is not at risk of the unreleased lien."
* Loan has been determined to have an unsecured debt (Lvl 3)     "The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did no see comments indicating the cramdown."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the XXX report dated XX/XX/XX17 the Subject mortgage is on second lien position as there is an active senior mortgage prior to the subject Mortgage in the favor of xx which was recorded on xx in the amount of xx. The subject mortgage was originated on xx with the lender xx."	* Operative index value is unable to confirm (Lvl 2) "Operative index value could not be sourced from the available loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "The right of Rescission is missing from the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is incomplete. The latest assignment is from xx To xx which was recorded on XX/XX/XX15. However, the missing assignment is to xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66745084	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$938.44	$823.28	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.350%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	50.731%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$216,367.23	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	As per review of the pro-title dated XX/XX/XX17, the subject mortgage was originated on xx with the lender xx. and the borrower xx, which was recorded on xx.
The chain of the assignment is complete. The latest assignment is from xx to xx which was recorded on xx.
There is one state tax lien against the borrower in the favor of xx in the amount of xx, which was recorded on XX/XX/XX09.
There are two active judgments against the borrower xx in the favor xx in the amount of xx, which was recorded on XX/XX/XX10 and XX/XX/XX12 respectively.
There are two active judgments against the borrower xx in the favor xx in the amount of xx which was recorded on XX/XX/XX10 and XX/XX/XX16 respectively.
There are two active judgments against the borrower xx in the favor xx in the amount of xx, which was recorded on XX/XX/XX10 and XX/XX/XX16 respectively.
As per the review of the updated title report dated XX/XX/XX17, there is an active state tax lien (RE Tax) against xx in the total amount of xx which includes original amount of $xx + penalty interest & other fees of $xx in the favor of xx which was recorded on XX/XX/XX17 with the case# xx which is being collateralized with the subject property whose address is "xx" & APN is xx.
2017 Combined annual taxes are paid on XX/XX/XX17 in the amount of $xx.
2016 Combined Jurisdiction Annual Installment taxes are Delinquent in the amount of $xx which was due on XX/XX/XX17.

As per review of the payment history as of dated 1XXX/XX17, the borrower is currently delinquent for 90+ days and the next due date is 9XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 8XX/XX17. The UPB is reflected in the payment history in the amount of xx and the current P&I is xx and the current PITI is
xx. The borrower is making payment as per the modification agreement.
Collections Comments:The loan is currently in bankruptcy and the next due date is 9XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 8XX/XX17. The UPB is reflected in the payment history in the amount of xx and the current P&I is xx and the current PITI is 1,102.29.
The borrower is making payment as per the modification agreement.
As per the servicing comment dated XX/XX/XX17, the RFD is Curtailment of income and he wants to retain his property.
The loan has been modified twice since origination. As per the modification agreement, the new  Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%.The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX13. The maturity is dated on xx. The lender had forgiven in the amount of xx.
A review of collection comment shows no indication of post-closing foreclosure activity.
The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX17. As per the order confirming xx plan document, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount ofxx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx.
Previously, the borrower had filed bankruptcy under xx with the case#xx on xx. The plan was confirmed on XX/XX/XX15.
As per the servicing comment dated xx, the subject property was damaged by Tornado. Because of this plumbing and basement was damaged and it was repaired. But we are unable to determine the repaired amount as the same is not mentioned in the servicing comments.  As per the servicing comment, the subject property is located in a declared disaster area on XX/XX/XX17 and it ended on XX/XX/XX17. As per the servicing comment dated XX/XX/XX17, the subject property is occupied by the owner and is in average condition. No comment pertaining damage to the subject property was found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. As per the order confirming xx plan document, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The date of last filing bankruptcy isXX/XX/XX17.	This Step modification agreement was signed between the borrowers xx and the lender xx dated on xx.
As per the modification agreement, the new  Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%.
The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX13. The maturity is dated on xx. The lender had forgiven in the amount of xx.Previously the loan has been modified twice since origiantion.
This modification does not contain any balloon provision.
Field: Doc Date of Last Modification Loan Value:XX/XX/XX13 Tape Value: XX/XX/XX13 |---| 16 (Days) |----| Comment: As per the modification agreement, Doc Date of Last Modification is XX/XX/XX13. however, tape date reflects with XX/XX/XX13. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX17   Tape Value: XX/XX/XX17   Variance: -29 (Days)   Variance %:    Comment: Latest payment history is missing in the loan file. Hence, Last payment received date is Unavailable. however, tape data reflects with XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the modification agreement, Loan Amortization type is Step; however, tape data reflects with Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 508   Variance: -148   Variance %: -0.29%   Comment: As per the modification agreement, Loan Original Maturity Term month is 3606; however, tape data reflects with 508.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.73%   Comment: As per the note, Original Stated P&I is xx  ; however, tape data reflects with xx#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: 4.35%   Comment: As per the note, Original Stated rate is XXX  %; however, tape data reflects with XXX  %.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321333333333   Tape Value: 333333321XXX   Variance:    Variance %:    Comment: As per the payment history, Payment history string is 321333333333; however, tape data reflects with 333333331xxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333333333123   Tape Value: XXxxxx333333   Variance:    Variance %:    Comment: As per the payment history, Payment history string reversed is 333333333123; however, tape data reflects with xxxxxx333333.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per the final application, Purpose of refinance per application is Debt consolidation; however, tape data reflects with Cash Out-Other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per the HUD-1, total cash to borrower is zero. Hence, Purpose of transaction per Hud-1 is Refinance; however, tape data reflects with Cash Out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX46 Tape Value: XXX/XX47 Variance: 181 (Days) Variance %: Comment: As per the modification agreement, Stated Maturity date is XX/XX/XX46; however, tape data reflects with XX/XX/XX47. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the review of the updated title report dated XX/XX/XX17, there is an active state tax lien (RE Tax) against xx. in the total amount of xx which includes original amount of xx + penalty interest & other fees of xxx2 in the favor of xx which was recorded on XX/XX/XX17 with the case#xx which is being collateralized with the subject property whose address is "xx" & APN is xx.
This can be cured if this unpaid lien is paid off in full."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "Subject mortgage is in 2nd lien position as there is an active state tax lien (RE Tax) against xx. in the total amount of xx which includes original amount of xx + penalty interest & other fees of xxx2 in the favor of Sxx which was recorded on XX/XX/XX17."	* Active State Tax Lien Judgement. (Lvl 2) "There is one state tax lien against the borrower in the favor of xx in the amount of xx , which was recorded on xx."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "2016 Combined Jurisdiction Annual Installment taxes are Delinquent in the amount of xx which were good through till XX/XX/XX17."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38715254	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.360%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$81,908.71	$6,077.58	3.939%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was with xx. The chain of assignment is incomplete. Currently, there is no assignment provided.
There is a senior mortgage in the amount of $xx with xx.
There are no active judgments and liens are found.
2017 annual  taxes are exempted.
No prior years delinquent taxes were found.
Review of payment history shows that the borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 and that was applied to due date XX/XX/XX17. The next due date is XX/XX/XX17.
The current stated rate is 3.936 % and P&I is xx.The current unpaid principal balance is in the amount of xx
Borrower is paying as per modification.
Collections Comments:
As per Collection comments, the loan is active in bankruptcy.The borrower filed the bankruptcy under xx with case#xx on xx.The Plan was confirmed on XX/XX/XX17.
The borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 and that was applied to due date XX/XX/XX17. The next due date is XX/XX/XX17.
The loan was modified on xx with the principal balance of xxand interest rate 3.939%.
There is no foreclosure activity found.
As per latest BPO report dated XX/XX/XX16,there are no damages and repairs are noted on the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER, the borrower filed bankruptcy under xx with case #xx on xx and plan got confirmed on XXX/XX17.
The lender also filed POC dated xx and POC amount was xx. Motion for relief from stay was filed on XX/XX/XX17. As per collections Post petition, the due date isXX/XX/XX17. Arrearage is in the amount of xx.
As per amended xx Plan, debtor proposed to pay direct a total of xx* monthly into the plan for 60 months.	This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 11.36 % and maturity date of xx. The P&I as per payment history is the xx and rate of interest is 3.936%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification.
As per tape data, the loan has been modified on xx  with a modified principal balance of xx.  First modified payment due on XX/XX/XX15  with P&I of xx at the interest rate of 3.939%. Deferred balance is xx.
Credit Application Mortgage Insurance	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Did a Modification Change note term Yes, however tape data is showing No. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 394   Variance: -34   Variance %: -0.09%   Comment: Loan Original Maturity Term Months XXX  , however tape data is showing XXX  .   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx     Tape Value: xx     Variance: xx   Variance %: 0.04%   Comment: Original Balance (or Line Amount) xxX  , however tape data is showing xx Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx   Variance %: 0.98%   Comment: Original Stated P&I xx, however tape data is showing xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.36%   Tape Value: 3.936%   Variance:    Variance %: 7.42%   Comment: Original Stated Rate 11.36% , however tape data is showing 3.936%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432130011044   Tape Value: 3XXXXXXXXXXX   Variance:    Variance %:    Comment: Payment History String 440110031234, however tape data is showing XXXXXXXXXXxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440110031234   Tape Value: XXXXXXXXXXxx   Variance:    Variance %:    Comment: Payment History String Reversed 440110031234, however tape data is showing XXXXXXXXXXxx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application Not applicable , however tape data is showing Cash out - other   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX41 Tape Value: 4XX/XX41 Variance: 61 (Days) Variance %: Comment: Stated Maturity date 4XX/XX41, however tape data is showing XXX/XX41. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX17 to 1XXX/XX17. As we require latest 24 months collection comments for review, the collection comment are missing from 1XXX/XX15 to XX/XX/XX17"
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "Currently, the subject mortgage is in 2nd lien position as there is an active prior mortgage found in the updated title report in the amount of xx in favor of xx. which was recorded on 1XXX/XX96; however, this prior mortgage is not showing an exception in schedule-B in final title policy and final is showing the pay off for xx in the amount of xx.
This can be cured if the release/satisfaction for this prior mortgage available."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition dated xx shows that amount of claim without deducting value of collateral is xx and value of collateral is xx however, unsecured portion remained as xx. Collection comments does not show any cram down"
* Title Review shows major title concern (Lvl 3) "There is an active prior mortgage found in the updated title report in the amount of xx in favor of XXX. which was recorded on 1XXX/XX96."	* Application Missing (Lvl 2) "Final 1003 is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "As per updated title report, the chain of assignment is incomplete as there are no assignments were found. The current assignee should be "xx""
* MI, FHA or MIC missing and required (Lvl 2)     "MI cert is missing from loan file. Original LTV exceed of threshold 80.00%."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63944695	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,562.46	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Reduced	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.540%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$184,087.68	Not Applicable	2.875%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was dated xx with xx. The chain of assignment is complete as the subject mortgage is currently with the current assignee, xx. dated XX/XX/XX12.
1. There is an active Junior Mortgage in the amount of $xx in favor of  xx which was recorded on XX/XX/XX06.
2. There is a "Notice of Federal Tax Lien" against xx in the amount of $xx in favor of xx which was recorded on XX/XX/XX09.
3. There is an active  lien or warrant Judgment in the report in favor of xx with  total amount of $xx which was recorded on XX/XX/XX10.
2017 year combined annual taxes of $xx were paid off on XX/XX/XX17. No prior years delinquent taxes found.	Review of updated payment history as of 1XXX/XX17, the subject loan is currently delinquent for +120 days and the next due date of payment is 7XX/XX17. The last payment (PITI) was received on 1XXX/XX17 in the amount of xx for the due date of 6XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification terms which was effective from XXX/XX16.
Collections Comments:Subject loan is currently in collections; Review of updated payment history as of 1XXX/XX17, the subject loan is currently delinquent for +120 days and the next due date of payment is 7XX/XX17. The last payment (PITI) was received on 1XXX/XX17 in the amount of xx for the due date of 6XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification terms which was effective from XXX/XX16.
As per comment available onXX/XX/XX17, the subject property is occupied by unknown party and it is secured.
Borrowers, xx  had filed bankruptcy under xx with the case#xxon xx and joint debtor discharged on xx. The xx plan was confirmed onXX/XX/XX13. POC was filed on xx with total claim amount of xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral).
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrowers, xx  had filed bankruptcy under xx with the case#xx on XX/XX/XX17 and joint debtor discharged on xx The xx plan was confirmed onXX/XX/XX13. POC was filed on xx with total claim amount of xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral).	Loan modification agreement was made between Borrower xx and lender xx. on XX/XX/XX16. The new modified rate is 2.875% and borrower promises to pay P&I in the amount of xx beginning XX/XX/XX16 . The new principal balance is xx. The maturity date is xx. Rate will be changed in 2 steps.
Credit Application Document Showing a Index Numerical Value	Field: Current Legal Status Loan Value: Collections, >= 120 Days Tape Value: Bankruptcy |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX16   Tape Value: XXX/XX08   Variance: -2922 (Days)   Variance %:    Comment: As per modification first rate change date is XX/XX/XX06 however show tape data XX/XX/XX08.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Pay Change Date   Loan Value: 4XX/XX07   Tape Value: 5XX/XX13   Variance: 2222 (Days)   Variance %:    Comment: As per modification first rate change date is XX/XX/XX07 however show tape data XX/XX/XX13.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX07   Tape Value: 5XX/XX13   Variance: 2253 (Days)   Variance %:    Comment: As per modification first rate change date is XX/XX/XX06 however show tape data XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: XX/XX/XX17   Variance: -20 (Days)   Variance %:    Comment: As per payment history last payment receive date is XX/XX/XX17 however show tape data XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per modification loan amortization type is Step however show tape data ARM.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx     Tape Value: xx     Variance: xx     Variance %: 0.74%   Comment: As per note stated P&I is xxX   however show tape data xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX  %   Tape Value: XXX  %   Variance:    Variance %: 4.88%   Comment: As per note original stated rate is XXX  % however show tape data 2.87500%.   Tape Source: Initial   Tape Type:
Field: Pay Change Frequency   Loan Value: 1 Month   Tape Value: 6 Months   Variance:    Variance %:    Comment: As per note payment change frequency is 12 months however show tape data 6 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 566666668888   Variance:    Variance %:    Comment: As per payment history payment string is 443214444444 however show tape data 56666668888.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444412344 Tape Value: 888866666665 Variance: Variance %: Comment: As per payment history payment string is 444444412344 however show tape data 88886666665. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral); however, the subject property address was updated incorrectly in schedule-D in Voluntary petition with #xx instead of #xx per original Note & Mortgage."	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "There is a "Notice of Federal Tax Lien" against xx in the amount of xx in favor of xx which was recorded on XX/XX/XX09."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is 'Moderate' as this loan failed the first lien prohibited fees test and it's failed the origination fee and broker fee test."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is not completed as the subject mortgage is with "xx" instead of current assignee, xx,"
* XXX State Regulations Test Failed (Lvl 2)     "1. This loan failed the first lien prohibited fees test as the loan has fees that are prohibited for this license type.

2. This loan failed the origination fee and broker fee test as the loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%.

Broker Fees Test: FAIL    Loan data: xx    Comparison data: xxx             Variance: +xx"
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29458730	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,577.40	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	9.350%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.326%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$163,252.19	Not Applicable	3.350%	xx	XX/XX/XX11	Financial Hardship	As per updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx which was recorded on xx. The chain of the assignment is incomplete. Latest assignment as per pro title report is from xx to xx which was recorded onXX/XX/XX13. The assignment is missing to xx. There is a state tax lien in the favor of Div of Taxation in the amount of $xx which was recorded on xx. There is a state tax lien in the favor of xx in the amount of xx which was recorded onxx/xx/xx12. There is a state tax lien in the favor ofxxin the amount of xx which was recorded on XX/XX/XX11. Taxes for the year 2017 combined jurisdiction 1st installment is paid in the amount of $xx which was due onxx/xx/xx17. Taxes for the year 2017 combined jurisdiction 2nd installment is paid in the amount of $xx which was due onxx/xx/xx17. Taxes for the year 2017 combined jurisdiction 3rd installment is paid in the amount of $xx which was due onxx/xx/xx17. Taxes for the year 2017 combined jurisdiction 4th installment is paid in the amount of $xx which was due on xx/xx/xx17. No prior year delinquent taxes are found.	As per the review of payment history, the borrower is currently delinquent for more than 120 days and next due date is for 7XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied for 6XX/XX17. The UPB is reflected in the latest payment history in the amount of xx.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date is 7XX/XX17. The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on 1XXX/XX15. As per order confirming xx plan, the debtor shall pay xx per month for the period of 54 months. The motion for relief from stay was filed onXX/XX/XX17. The POC was filed on xx with the claim amount of xx and amount of arrearage is xx. The date of the last filing bankruptcy is XX/XX/XX17. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down. The foreclosure was initiated and the complaint was filed onXX/XX/XX15. The borrower had filed bankruptcy under xx with the case #xx on xxx. However, the foreclosure is on hold. As per the review of payment history, the borrower is currently delinquent for more than 120 days and next due date is for 7XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied for 6XX/XX17. The UPB is reflected in the latest payment history in the amount of xx. This modification agreement was made between (lender) xx and ( borrower) xx on xx. Comment dated XX/XX/XX17 reflects that the borrower’s intention is to keep the property. As per comment dated 1XXX/XX17, the subject property is occupied by an unknown party. The reason for default is not found. No damage and repairs are found.
Foreclosure Comments:The foreclosure was initiated and the complaint was filed onXX/XX/XX15. The borrower had filed bankruptcy under xx with the case #xx on xx. However, the foreclosure is on hold.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on 1XXX/XX15. As per order confirming xx plan, the debtor shall pay xx per month for the period of 54 months. The motion for relief from stay was filed onXX/XX/XX17. The POC was filed on xx with the claim amount of xx and amount of arrearage is xx. The date of the last filing bankruptcy is XX/XX/XX17. Schedule-D in Voluntary petition shows xxas unsecured portion out of claim amount xx. Did not see comments indicating a cram down.	This modification agreement was made between (lender)xx and ( borrower) xx on 5XX/XX11. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 3.350% begining from 7XX/XX11 with a maturity date xx. There is a provision for the balloon payment. It does not have modification steps.	Right of Rescission	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: As per note, there is no balloon indicator, however, tape data reflects Yes. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX11   Tape Value:XX/XX/XX11   Variance: 18 (Days)   Variance %:    Comment: This modification agreement was made between (lender) xx and ( borrower)  XXX on 5XX/XX11. However, tape data reflectsXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -31 (Days)   Variance %:    Comment: As per payment history, the last payment was received on 1XXX/XX17, however, tape data reflects 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX07   Tape Value: 1XXX/XX07   Variance: 19 (Days)   Variance %:    Comment: As per Note, original Note doc date is XX/XX/XX07, however, tape data reflects 1XXX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xxX     Tape Value: xxX     Variance: xx   Variance %: 1.03%   Comment: As per note, original stated P&I is xxX  , however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.350%   Tape Value: 3.350%   Variance:    Variance %: 6.00%   Comment: As per note, the original stated rate is 9.3500%, however, tape data reflects 3.3500%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 6689XXXXXXXX   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444, however, tape data reflects 6689XXXXXXX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: XXXXXXxxx866 Variance: Variance %: Comment: As per payment history, the string reversed is 444444444444, however, tape data reflects XXXXXXxxx866. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is incomplete. Latest assignment as per XXX report is from xx to xx which was recorded on xx. The assignment is missing to xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
* State Tax Judgment (Lvl 2)     "As per updated title report dated XX/XX/XX17, There is a state tax lien in the favor of xx in the amount of xx which was recorded on xx. There is a state tax lien in the favor of xx in the amount of xx which was recorded on XXX/XX12. There is a state tax lien in the favor of xx in the amount of xx which was recorded on XX/XX/XX11."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "This loan failed the xxMortgage Banker or Correspondent Mortgage Banker License prohibited fees test. The loan does charge fee(s) not provided for in this act, which is prohibited. A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7416728	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.537%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.296%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$126,858.90	$2,347.88	7.840%	xx	XX/XX/XX13	Financial Hardship	As per the updated title report dated xx/xx/xx17, the subject mortgage was originated on xx, with the lender xx, and borrower xx and was recorded on xx.
The chain of the assignment is not complete.
The latest assignment is from xx to xx, which was recorded onXX/XX/XX16.
As per updated title dated xx/xx/xx17 shows there is an active senior mortgage prior to the subject Mortgage, In the favor of xx., recorded onXX/XX/XX90 for the amount of $xx
No active judgment or liens found.	Review of the payment history shows that the borrower is delinquent for more than 9 months and next due date for payment isXX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx and PITI of xx. The UPB reflected in the payment history is xx.	Collections Comments:The current status of the Loan is Bankruptcy.
As per servicing comments the reason for default is unavailable to determine.
The last payment was received onXX/XX/XX17 in the amount of xx and PITI of xx.  The UPB reflected in the payment history is xx.
The loan was modified,The borrower promise to make a monthly payment of xx with the rate of interest is 7.84%. Beginning onXX/XX/XX13 with a maturity date xx. The new principle balance stated in the Modification is xx with deferred balance is xx.  The interest-bearing amount is  xx.  This modification does not contain any balloon provision.
The foreclosure was n’t initiated.
As per servicing comments the property is occupied by unknown.
No damage was found in the collection comment.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy with the case#xx under xx on xx.The plan was confirmed onXX/XX/XX16.The date of last filing bankruptcy is xx. The POC was filed on xx, amount of POC is xx and the arrearage amount is xx. As per Amended xx plan the debtord will pay xx per month to the Trustee in months one through four of the the plan.In month five through sixty the debtors will pay xx per months to the Trustee.	The loan modification agreement is made on XX/XX/XX12 between the borrower xx and xx and the lender xx. The borrower promise to make a monthly payment of xx with the rate of interest is 7.84% beginning fromXX/XX/XX13 with a maturity date xx. The new principle balance stated in the Modification is xx with deferred balance is xx. The interest-bearing amount is xx. This modification does not contain any balloon provision.	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.38% Comment: Deferred Balance Amount is xx ;however, the tape data reflects xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Modification has been done.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 240   Tape Value: 421   Variance: -181   Variance %: -0.43%   Comment: Loan Original Maturity Term months are 240 ;however ,the tape data reflects 421.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.53%   Comment: As per Note Original P&I is xx ;however ,the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.54%   Tape Value: 7.836%   Variance:    Variance %: 3.70%   Comment: As per Note Original Stated Rate is 11.5380% ;however ,the tape data reflects 7.83600%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 87XXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history String is mmmmmmmmmm; however ,the tape data refelcts87XXXXXXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XXXXXXXXXxxx   Variance:    Variance %:    Comment: As per payment history Reversed String is mmmmmmmmmmm;however ,the tape data reflects XXXXXXXxxx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX42 Tape Value:XX/XX/XX43 Variance: 182 (Days) Variance %: Comment: Stated Maturity Date is XX/XX/XX42 ;however , the tape data reflectsXX/XX/XX43. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 4) "Line 17th & 18th of legal description in mortgage missing in warranty deed. Line 17th of legal description in mortgage Reads “xx” However, 3rd line of legal description reads “xx”."	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage was recorded onXX/XX/XX08. The updated title dated 1XXX/XX17 shows there is an active senior mortgage prior to the subject Mortgage, In the favor of xx., recorded onXX/XX/XX90 for the amount of xx ;Heance, subject property lien position change to second."
* Title Review shows major title concern (Lvl 3) "The subject mortgage was recorded onXX/XX/XX08. The updated title dated 1XXX/XX17shows there is an active senior mortgage prior to the subject Mortgage, In the favor of xx. recorded onXX/XX/XX90 for the amount of xx. Final Hud-1 show pay off to xx in the amount of xx. Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed. Hence the subject mortgage is not at risk of the unreleased lien."	* Title shows an assignment chain break (Lvl 2) "The chain of the assignment is not complete. The latest assignment is from xx to xx; however missing assignment to xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
																																																																																								* LTV or CLTV exceeds 104% (Lvl 2) "Original loan amount is xx and Appraisal Value is xx which is less than original loan amount; however, LTV/CLTV more than 104%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73176409	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$1,926.91	4XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.140%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$232,936.27	$4,094.67	6.000%	xx	XX/XX/XX12	Financial Hardship	The review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx., which was recorded on xx. The current assignment was done from xx to xx, which was recorded onXX/XX/XX15. The last assignment should be with xx. There is one water/sewer/utility lien found open against the subject property, in the favor of xx, for the amount of $xx, which was recorded onXX/XX/XX08. The county annual taxes for the year 2017 are due in the amount of $xx. No prior years’ delinquent taxes are found.	The review of payment history as of 1XXX/XX17 shows that the borrower is delinquent for 9 months and the next due date isXX/XX/XX17. As per payment history, a large amount of payment was made by the borrower in the amount of xx on XX/XX/XX16, which was applied forXX/XX/XX17. The last payment was received on 8XX/XX17, in the amount of xx, which was applied forXX/XX/XX17. The UPB as per payment history is in the amount of xx. The borrower has been making payment as per Adjustment of the terms agreement datedXX/XX/XX12.	Collections Comments:The review of servicing comments shows that the loan is in active bankruptcy and the next due date isXX/XX/XX17. As per payment history, a large amount of payment was made by the borrower in the amount of xx on XX/XX/XX16, which was applied forXX/XX/XX17. The last payment was received on 8XX/XX17, in the amount of xx, which was applied forXX/XX/XX17. The UPB as per payment history is in the amount of xx. The borrower has been making payment as per Adjustment of the terms agreement dated xx. As per the modified terms, the unpaid principal balance is xx. In addition to UPB, the lender had deferred additional charges in the amount of xx, which is a deferred amount. Hence, the interest-bearing amount is xx. The borrower promises to pay P&I in the amount of xx, with a new interest rate of 6.00% beginning from XX/XX/XX12 with a maturity dateXX/XX/XX39. The review of the loan file shows that the foreclosure file was referred to an attorney. The complaint for foreclosure was filed on xx. However, the foreclosure file was put on hold as the borrower had filed bankruptcy under xx with the case#xx on xx. The POC was filed by the creditor xx onXX/XX/XX17, with the claim amount of xx and the arrearage of xx. The plan was confirmed onXX/XX/XX17. As per the amended xx plan, which was filed onXX/XX/XX17, the debtor promises to pay the amount of xx for 1 to 8 months and for 9 to 60 months, he will pay an amount of xx. As per BPO report datedXX/XX/XX16, the subject property is owner occupied and it is in an average condition. There is no latest BPO report found to determine the occupancy and the condition of the subject property. No comments pertaining damage to the property were observed.
Foreclosure Comments:The review of the loan file shows that the foreclosure file was referred to an attorney. The complaint for foreclosure was filed on XX/XX/XX16. However, the foreclosure file was put on hold as the borrower had filed bankruptcy under xx with the case#xx on XX/XX/XX16.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx. The POC was filed by the creditor xx on xx, with the claim amount of xx and the arrearage of xx. The plan was confirmed onXX/XX/XX17. As per the amended xx plan, which was filed onXX/XX/XX17, the debtor promises to pay the amount of xx for 1 to 8 months and for 9 to 60 months, he will pay an amount of xx.	The Adjustment of Terms Agreement was made between the borrower xx and the Lender xx. on xx.
As per the modified terms, the unpaid principal balance is xx. In addition to UPB, the lender had deferred additional charges in the amount of xx which is a deferred amount. Hence, the interest-bearing amount is xx.
The borrower promises to pay P&I in the amount of xx with a new interest rate of 6.00% beginning from XX/XX/XX12 with a maturity date xx.	Credit Application Origination Appraisal Modification	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xxx0 |----| 0.01% Comment: As per modification ageement, deferred balance amount is xx. Howerver, tape data shows xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has been modified onXX/XX/XX12. However, tape data shows No.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 7XX/XX06   Tape Value: 7XX/XX06   Variance: 1 (Days)   Variance %:    Comment: As per Note, first payment date is 7XX/XX06. However, tape data shows 7XX/XX06.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 393   Variance: -33   Variance %: -0.08%   Comment: As per Note, the loan original maturity term months are 360. However, tape data shows 393.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.44%   Comment: As per Note, original stated P&I is xxowever, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 10.14%   Tape Value: 6.000%   Variance:    Variance %: 4.14%   Comment: As per Note, original stated rate is 10.14%. However, tape data shows 6.000%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444443214m   Tape Value: 87XXXXXXXXXX   Variance:    Variance %:    Comment: As per payment history, string is 44444443214m. However, tape data shows xxxxxxxxxxxxxxxxxx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: m41234444444   Tape Value: XXXXXXXXXxxx   Variance:    Variance %:    Comment: As per payment history, string reversed is m41234444444. However, tape data shows xxxxxxxxxxxxxxxxxx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX39 Tape Value: XXX/XX39 Variance: -8 (Days) Variance %: Comment: As per Note, stated maturity date isXX/XX/XX09. However, tape data shows XXX/XX09. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the updated title report Subject mortgage is on second lien position as there is one water/sewer/utility lien found open against the subject property in the favor of xx for the amount of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 4)     "As per updated title report dated XX/XX/XX17, there is one water/sewer/utility lien found open against the subject property in the favor of xx for the amount of xx which was recorded onXX/XX/XX08. The subject property is located in xx, which is a super lien state. There is a risk of the subject property being foreclosed due to above unpaid lien.
This can be cured by repayment of above unpaid lien along with late fee and unpaid interest."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Title shows an assignment chain break (Lvl 2)     "As per updated title report dated XX/XX/XX17, the chain of the assignment is incomplete. The last assignment was done from xx to xx, which was recorded onXX/XX/XX15. The last assignment should be with xx."
* Application Missing (Lvl 2)     "Final application along with transmittal summary is missing in the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file. However, values are updated as per appraisal report dated xx, located at xx."
* Loan appears modified. Mod missing or unexecuted (Lvl 2) "The loan was originated on xx with fixed rate of xx% and P&I of xx with the maturity date of xx. As per payment history tape data the current interest rate isxx% with the P&I of xx with deferred balance of xx. There is reduction in interest rate and P&I and terms but there is no permanent modification done. The interest rate has changed due to Adjustment of Terms Agreement located at xx files which contains the same interest rate and monthly P&I and term extended, which is executed by lender not borrower and also seller tape data does not support a permanent modification."	* XXX Exceptions Test Incomplete (Lvl 1)
* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent).
																																																																																									However, as per the collection comments received as of 1XXX/XX17, no comments were found pertaining damage to the subject property."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68826877	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,450.22	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	40.558%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$226,294.06	Not Applicable	2.125%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows the subject mortgage was originated on xx which was recorded on xx with xx.
The chain of assignment is complete. Current assignee is xx.
Pending active judgments and liens are as follows:
1.There is civil judgment against the xx(Borrower) in the amount of xx which was recorded onXX/XX/XX12 in the favor of xx.
2.There is civil judgment against the xx (Borrower) in the amount of xx which was recorded onXX/XX/XX15 in the favor of xx.
2016 county 1st and 2nd installment taxes have been paid in the total amount of $xx.
No prior years delinquent taxes are found.	The Payment History as of 1XXX/XX17 reveals that the borrower has been delinquent from 1XXX/XX16. The delinquency has been done for more than 12 months. The last payment was received on 1XXX/XX17 which was applied for the due date 1XXX/XX16. Next due date is XX/XX/XX16. The current unpaid principal balance is in the amount of xx.
Collections Comments:Loan is currently in active Bankruptcy.
The Payment History as of 1XXX/XX17 reveals that the borrower has been delinquent from 1XXX/XX16. The delinquency has been done for more than 12 months. The last payment was received on 1XXX/XX17 which was applied for the due date 1XXX/XX16. Next due date is XX/XX/XX16. The current unpaid principal balance is in the amount ofxx.
Borrower made last payment as per Modification agreement made on xx.
Available servicing comments fromXX/XX/XX15  to 1XXX/XX17 show that Foreclosure was initiated in the loan but due to bankruptcy filed this Foreclosure  was put on hold. No further information is available to understand the current status of foreclosure process.
Borrower seems intended to keep the property.
No evidence of damage or repair found in collection comment. It seems property is in good condition.

Foreclosure Comments:Available servicing comments fromXX/XX/XX15  to 1XXX/XX17 show that Foreclosure was initiated in the loan but due to bankruptcy filed this Foreclosure  was put on hold. No further information is available to understand the current status of foreclosure process.
Bankruptcy Comments:Borrower filed bankruptcy under xx Case# xx on xx and the plan was confirmed on XX/XX/XX17.
Voluntary petition filed on xx shows that the amount of secured claim is xx and unsecured portion is xx.
Loan modification agreement was made between the borrowers xx) and lender xx on xx.The new modified rate is 2.125 % and borrower promises to pay P&I in the amount of xx beginning 4XX/XX10.. The new principal balance is xx. The maturity date is xx. Rate will be changed in 4 steps.
Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:XX/XX/XX10 Tape Value: XXX/XX11 |---| 317 (Days) |----| Comment: As per modification document last mod onXX/XX/XX10. Tape Source: Initial Tape Type:
Field: First Pay Change Date   Loan Value: Not Applicable   Tape Value: 5XX/XX10   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: Not Applicable   Tape Value: 5XX/XX10   Variance:    Variance %:    Comment: As per modification document first rate change date is 4XX/XX10.&#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -59 (Days)   Variance %:    Comment: As per payment history document last payment receive on 1XXX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per original note document loan amortization type is fixed.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: MGIC   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per available loan document file MI certificate is missing&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xxX   Tape Value: xxX   Variance: xx   Variance %: 0.86%   Comment: As per note document original P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.250%   Tape Value: 3.125%   Variance:    Variance %: 5.13%   Comment: As per note document state rate is 8.250005.&#xxD;   Tape Source: Initial   Tape Type:
Field: Pay Change Frequency   Loan Value: Not Applicable   Tape Value: 6 Months   Variance:    Variance %:    Comment: As per original note document loan amortization type is fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per payment history document string is 444444444444.   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 999999999999 Variance: Variance %: Comment: As per payment history document reverse string is 444444444444.&#xxD; Tape Source: Initial Tape Type:	B		* MI, FHA or MIC missing and required (Lvl 3) "MI Certificate is missing from the loan file."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22915999	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,214.00	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	36.934%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$259,470.42	Not Applicable	4.250%	xx	XX/XX/XX15	Financial Hardship	As per the updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with the Lender xx recorded on XX/XX/XX04.
The chain of the assignment is complete, currently; the assignment is to xx which was recorded on XX/XX/XX16.
There is one junior mortgage originated on XX/XX/XX04 with the Lender xx recorded on xx in the amount of $ xx
Also, there is one Hospital lien recorded on XX/XX/XX15 in the amount of $xx in the favor of xx.
The county first installment taxes for the year 2017 are paid in the amount of $xx, for the parcel# Parcel #xx
The county first installment taxes for the year 2017 are paid in the amount of $xx, Parcel # xx.
The county first installment taxes for the year 2017 are paid in the amount of $xx, Parcel # xx.
No prior years delinquent taxes are found.
As per the review of updated payment history, the borrower is currently delinquent for more than 120 days and the next due is on 7XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to 6XX/XX16. The UPB is reflected in the payment history in the amount of xx.
The borrower is making payments as per modification agreement dated XXX/XX15.

Collections Comments:The loan is in active bankruptcy and is due for 7XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to 6XX/XX16. The UPB is reflected in the payment history in the amount of xx.
The borrower has been making payments as per modification agreement dated xx
The reason for default is decreased income.
The foreclosure was initiated and was referred to an attorney onXX/XX/XX16. The sale was scheduled on xx. However, the foreclosure was put on hold due to the borrower had bankruptcy under xx with the case #xx on xx. The creditor filed POC on xx for the amount of xx and the amount of arrearage is in the amount of xx. The plan was confirmed on XX/XX/XX17. Under confirmed xx plan debtor was supposed to pay the trustee, the amount of xx for 52 months for the total amount of xx. The motion for relief from stay was filed onXX/XX/XX17. As per the Notice of Mortgage Payment Change datedXX/XX/XX17, the new total payment is in the amount of xx which was due from 9XX/XX17.
No comments pertaining damage to the property were observed.

Foreclosure Comments:The foreclosure was initiated and was referred to an attorney onXX/XX/XX16. The sale was scheduled onXX/XX/XX16. However, the foreclosure was put on hold due to the borrower had bankruptcy under xx with the case #xx on xx
Bankruptcy Comments:As per PACER report, the borrower had filed bankruptcy under xx with the case #xx on xx. The creditor filed POC on xx for the amount of xx and the amount of arrearage is in the amount of xx. The plan was confirmed on XX/XX/XX17. Under confirmed xx plan debtor was supposed to pay the trustee, the amount of xx for 52 months for the total amount of xx. The motion for relief from stay was filed onXX/XX/XX17. As per the Notice of Mortgage Payment Change datedXX/XX/XX17, the new total payment is in the amount of xx which was due from 9XX/XX17.	The Loan modification agreement was made on XX/XX/XX15, between the borrower xx with the lender xx.
The new principle balance stated in the Modification is in the amount of xx and the borrower promises to make a monthly payment of xx  at the rate of interest  4.250%, beginning from XX/XX/XX15 till the stated maturity date xx
The interest-bearing amount is xx and the lender forgiven late charges in the amount of xx	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value:XX/XX/XX15 |---| 47 (Days) |----| Comment: As per the modification the doc date of last modification is XXX/XX15 however, the tape data reflects theXX/XX/XX15 . Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX17   Tape Value: 1XXX/XX17   Variance: -43 (Days)   Variance %:    Comment: As per the latest payment history the last payment received date is XX/XX/XX17 however, the tape data reflects the 1XXX/XX17 .   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: XXX   Tape Value: XXX   Variance: -250   Variance %: -0.41%   Comment: As per the original note the loan original maturity term months are XXX however, the tape data reflects the 610 .   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: UGI   Variance:    Variance %:    Comment: As per the loan files the MI certificate is missing in the loan file however, the tape data reflects the not applicable.   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Unavailable   Tape Value: 30%   Variance:    Variance %:    Comment: As per the loan documents the MI certificate is missing in the loan file however, the tape data reflects the MIcoverage amount is 30.00%.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per the loan documents the Mortgage insurance doc status MI certificate in file is not present however, the tape data reflects the yes .   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xxX   Tape Value: xx   Variance: xx   Variance %: 0.58%   Comment: As per the original note the original stated P&I is xx however, the tape data reflects the xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.375%   Tape Value: 4.250%   Variance:    Variance %: 1.13%   Comment: As per the original note the original stated rate is 5.375% however, the tape data reflects the 4.250% .   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999   Variance:    Variance %:    Comment: As per the latest payment history the payment history string is 444444444444 however, the tape data reflects the 9999999999999 .&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 999999999999 Variance: Variance %: Comment: As per the latest payment history the payment history string reversed is 444444444444 however, the tape data reflects the 9999999999999 . Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The MI certificate is missing in the loan file , however the loan is conventional."
* Variation in Parcel number(APN#) (Lvl 3)     "There is a variation in parcel number mentioned in recorded mortgage, appraisal report and tax document.
The recorded mortgage and tax document shows parcel#’xx. However, appraisal report reflects parcel#xx."
* Title issue (Lvl 3)     "The subject property was purchased by “xx” (Husband and wife) through warranty deed which was recorded on xx. The subject mortgage was signed by both the parties and mortgage was recorded on xx Updated title report dated XX/XX/XX17 also shows current vesting in the name of both the owners.
However, final title policy at the time of origination shows title vested only in the name of “xx”. Does not have other party name in the vesting of title policy, which is “xx”. The policy should be corrected as “xx” having interest on the subject property at the time of origination."	* Litigation (Lvl 2) "The foreclosure action was contested by the borrower and the litigation or pleading action was filed on xx. The sale was canceled due to the loan was in active litigation. The litigation action was resolved on 4XX/XX13.
																																																																																								Currently, the foreclosure is on hold because the borrower has filed bankruptcy on xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3214372	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$917.03	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.177%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$129,981.07	$21,710.75	3.875%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was originated on xx with xx.. and recorded on xx.
The chain of the assignment is complete. Currently, the mortgage is with xx.  and was recorded on XX/XX/XX17.
There is a claim of lien recorded on XX/XX/XX14 in the amount of $xx with plaintiff's name xx.
2017 annual combined taxes are paid in the amount of $xx
No prior years delinquent taxes are found.
Review of the payment history shows that borrower is delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 8XX/XX15. The next due date is 9XX/XX15. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.875%.	Collections Comments:As per collection comments, the loan is active in bankruptcy. The borrower filed bankruptcy under xx with Case#xx on xx and the plan was confirmed on XX/XX/XX17.
As per collection comments, it seems that the foreclosure was started and referred to attorney. The complaint has not yet filed.Currently, the foreclosure is on hold due to bankruptcy.
No further details are found.
As per collection comments, the borrower intends to keep the property. The reason for default is excessive obligations.
borrower is delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX17 which was applied for the due date 8XX/XX15. The next due date is 9XX/XX15.
No damages and repairs are noted on the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER, Borrower filed bankruptcy under xx with Case#xx on xx and the plan was confirmed on XX/XX/XX17.
Debtor (borrower) will pay to the U.S. Trustee the sum of xx per month for 20 months, then xx per month for 40 months, Total of plan payments: xx.
POC was filed on xx with amount of  xx and arrearage is xx.
Latest status of FC is on hold due to active loss mitigation efforts.
Loan modification agreement was made between Borrower xx and lender xx on xx. The new modified rate is 3.875 % and borrower promises to pay P&I in the amount of xx beginning 4XX/XX15 .The new principal balance is xx. The maturity date is xx.
Deferred balance is in the amount of xx.
Mortgage Insurance	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.04% Comment: Tape Source: Initial Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 139   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 396   Variance: -36   Variance %: -0.09%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.03%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.000%   Tape Value: 3.875%   Variance:    Variance %: 3.13%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999FFFFFFFFF   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFF9F999   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX38 Tape Value: 1XXX/XX41 Variance: 1096 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in lower lien position as there is a claim of lien which was recorded on XX/XX/XX14 in the amount of xxx0 with plaintiff's name xx.
XXX has confirmed in their title report that there is a possibility of foreclosure by senior non-mortgage lien."
* Title Review shows major title concern (Lvl 4)     "As per Updated title report dated XX/XX/XX17, there is a claim of lien which was recorded on xx in the amount of xxx0 with plaintiff's name xx.
XXX has confirmed in their title report that there is a possibility of foreclosure by senior non-mortgage lien.
This can be cured by repayment of the above unpaid lien along with late fees and unpaid interest."	* Deceased Borrower(s) (Lvl 3) "As per the Dashboard report dated xx, the borrower is deceased; however, no death certificate was found in the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition dated 07XX/XX17 shows that amount of claim without deducting value of collateral is xx and value of collateral is xx however, unsecured portion remained as xx. Collection comments does not show any cram down."
* MI, FHA or MIC missing and required (Lvl 3) "Mortgage Insurance certificate is missing from the loan file."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as loan is failing for State Regulations."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the broker originator total net income test.
The mortgage loan charges a total net income which exceeds xxx0 or four percent (4%) of the total loan amount, whichever is
																																																																																								greater"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49006729	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$807.82	$1,128.86	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.560%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX17, the subject mortgage was originated on xx with xx. The chain of the assignment is complete. The last assignment was done by xx to xx, which was recorded on xx.
No active judgments and liens are found.
xx 2nd installment taxes for the year 2016/2017 are delinquent in the amount of $xx, which were due onxx/xx/xx17.
xx 1st and 2nd  installment taxes for the year 2017/2018 are due in the total amount of $xx, until xx/xx/xx17 andxx/xx/xx18 respectively.
As per the review of payment history dated 1XXX/XX17, the borrower is currently delinquent for more than 27 months and next payment is due forXX/XX/XX15. The latest payment history does not reflect any transaction. Hence, the current rate and P&I updated as per tape data.
The last payment was received onXX/XX/XX15, in the amount of xx which was applied forXX/XX/XX15. The UPB reflected in the payment history is in the amount of xx.
Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and next due date isXX/XX/XX15. As per the review of payment history dated 1XXX/XX17, the borrower is currently delinquent for more than 27 months and next payment is due forXX/XX/XX15. The last payment was received onXX/XX/XX15, in the amount of xx which was applied forXX/XX/XX15. The UPB reflected in the payment history is in the amount of xx. The Current P&I is xx and PITI is xx.
The reason for default is unable to determine. The loan was modified onXX/XX/XX10. The borrower has been making his payments as per the term of the modification agreement.
The borrower had filed bankruptcy under xx with the case #xx on xx and plan was confirmed on XX/XX/XX13. The motion for relief from stay was filed on 1XXX/XX13. As per order confirming xx plan, the debtor shall pay the total amount of xxxxx by paying xx for 28 months starting from Jun 2013, then xx for 32 months starting from Oct 2015. The date of last filing bankruptcy is XX/XX/XX17. The borrower filed bankruptcy again on xx and the same had been terminated on xx.
Foreclosure activity was not found. As per comment dated 1XXX/XX17, the current occupancy is occupied by an unknown party. No information is found regarding any damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx. The plan was confirmed on XX/XX/XX13. The POC was filed by the creditor on xx for the amount of xx and the amount of arrearage is in the amount of xx. The motion for relief from stay was filed onXX/XX/XX13. The plan was confirmed on XX/XX/XX13. As per this plan, the borrower has to pay a monthly payment of xx for 28 months then xx monthly for 32 months. The total amount to be paid into the plan is xx.	Not Applicable	Credit Application	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: XXX   Tape Value: XXX   Variance: 35   Variance %: 0.11%   Comment: As per the note, the loan original maturity term months is XXX, however tape reflects XXX   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99XXXXXXXXXX   Variance:    Variance %:    Comment: As per the latest payment history, the payment string is 444444444444, however tape reflects 99XXXXXXXXXXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XXXXXXXXXxx9   Variance:    Variance %:    Comment: As per the latest payment history, the payment string reversed is 444444444444, however tape reflects XXXXXXXXXxx9   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXX   Tape Value: XXX   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX39   Tape Value:XX/XX/XX36   Variance: -1064 (Days)   Variance %:    Comment: As per the modification agreement, the stated maturity date isXX/XX/XX39, however tape reflectsXX/XX/XX39   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: Modular Housing Variance: Variance %: Comment: As per the appraisal report, the property type is Single Family, however tape reflects Modular Housing Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available fromXX/XX/XX17 till 1XXX/XX17. Comment history is missing from XXX/XX16 tillXX/XX/XX17 as we require latest 24 months comment history."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX17 to 1XXX/XX17. However, we require latest 12 months of payment history. The payment history is missing from 1XXX/XX16 toXX/XX/XX17."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the review of updated title report dated XX/XX/XX17, the City 2nd installment taxes for the year 20XX/XX17 are delinquent in the amount of xx, which were due on 6XX/XX17.
Also, the storm water taxes and Refuse taxes for the year 2016-17, 2nd installment are delinquent in the amount of xxxx and xx respectively. The Total delinquent taxes are in the amount of xx"
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48053444	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Montana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$927.93	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	xx	Not Applicable	xx	11.558%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was dated xx withxx. which was recorded on xx.
The chain of the assignment is not complete as the subject mortgage is with xx which was recorded on XX/XX/XX15. Missing assignment to xx.
There is a civil judgment against a Subject borrower in the amount of $xx in the favor of xx.
Taxes for the year 2017, 1st and 2nd installments are due in the amount of $xx & $xx respectively.
No prior years delinquent taxes found.
Review of updated payment history, the subject loan is currently delinquent for +60 days and the next due for payment is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx for the due date of 9XX/XX17, As per collection comment dated XX/XX/XX17 states that borrower get 3 speedpay payment for XX/XX/XX,XX/XX/XX and XX/XX/XX for xx each according to this borrower making payment, But from approx last 1 year borrower did not make payments according to the original Note terms, there is a reaffirmation document found doc is "xx" shows the monthly P&I is xx as well as tape data is showing the same. The UPB as of the date is in the amount of xx.	Collections Comments:The loan is currently in the collections and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx for the due date of 9XX/XX17, As per collection comment dated XX/XX/XX17 states that borrower get 3 speedpay payment for XX/XX/XX,XX/XX/XX and XX/XX/XX for xx each according to this borrower making payment, But from approx last 1 year borrower did not make payments according to the original Note terms, there is a reaffirmation document found doc is "xx" shows the monthly P&I is xx, as well as tape data, is showing the same. The UPB as of the date is in the amount of xx.
The borrower is making payment as per the original terms of Note as the loan has not been modified since origination.
The borrower had filed bankruptcy under xx on xx with the case#xx. The case was Joint debtor discharge on xx and case got terminated on xx.
As per servicing comments, the subject property is owner-occupied and no damages or repairs to the subject property were noted. The borrower wants to keep the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx on xx with the case#xx. Joint debtor get discharge on date xx and case got terminated on date xx. POC was not filed and also motion for relief was not filed by the lender.	Not Applicable	Credit Application	Field: Payment History String Loan Value: 111111111112 Tape Value: 10XXXXXXXXXX |---| |----| Comment: Payment history string is 111111111112, however tape data shows 10xxxxxxxxxx.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 211111111111   Tape Value: XXXXXXXXXxx1   Variance:    Variance %:    Comment: Payment history string reversed is 211111111111, however tape data shows xxxxxxxxxxx1.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: Purpose of Refinance Per application is unavailable, however tape data shows CashOut Other. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from 9XX/XX17 to 1XXX/XX17; however, we require latest 24 months comments history; Servicing comments are missing from XXX/XX16 to 9XX/XX17."	* XXX Exceptions Test Failed (Lvl 2) "ComplainceEase exception test failed due to xxLicense Validation Test fail.
This loan failed the xx license validation test. (XXX)
The Montana Residential Mortgage Lender Licensing Act requires non-exempt mortgage lenders engaged in the business of making residential loans to be licensed under the Act by October 2, 2008. After this date, lenders are no longer allowed to make loans under the Montana Consumer Loan Act or its corresponding Exemption Letter.
The xx Residential Mortgage Lender License and its corresponding Exemption Letter (Residential Mortgage Lender Act)
are not available for loans with a closing date before October 1, 2008."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand Dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "ComplainceEase risk indicator is moderate due to TILA Right of Rescission Test fail, xx License Validation Test fail.
This loan failed the xx license validation test. (MT HB 69, MCA §32-10-101)
The xx Residential Mortgage Lender Licensing Act requires non-exempt mortgage lenders engaged in the business of making residential loans to be licensed under the Act by October 2, 2008. After this date, lenders are no longer allowed to make loans under the xx Consumer Loan Act or its corresponding Exemption Letter.
The xx Residential Mortgage Lender License and its corresponding Exemption Letter (Residential Mortgage Lender Act)
are not available for loans with a closing date before October 1, 2008."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24590797	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,902.08	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	8.092%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.451%	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	$166,061.00	$44,142.89	3.000%	xx	XX/XX/XX17	Financial Hardship	The updated title report dated XX/XX/XX17 shows that the subject mortgage was originated onxx/xx/xx05 with xx
The chain of the assignment is complete. currently, the assignment was done from xx
There is one junior mortgage on subject property in favor of xx
There is one active junior civil judgment found against the borrower in the amount of $xx which was recorded onXX/XX/XX13.
2017, county 1st and 2nd installment taxes were due in the cumulative amount of $xx.
2016, the taxes are paid in the amount of $xx.
2015, the taxes are paid in the amount of $xx
The review of payment history shows that, the borrower is delinquent for more than 120 days. The next payment is due for 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied on 1XXX/XX17. The new UPB is reflected in the amount of xx.	Collections Comments:Servicing comments as of dated 1XXX/XX17,shows that, the borrower is delinquent for more than 120 days. The next payment is due for 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied on 1XXX/XX17. The new UPB is reflected in the amount of xx.
The borrower is making payments as per modification terms. This is conventional fixed rate mortgage with P&I of xx with the rate of interest 3.00%. The P&I as per payment history is the xx and rate of interest is 3.00%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on XXX/XX17 with a modified principal balance of xxlso, comment datedXX/XX/XX17 states that final mod in the process.The borrower is making payment as per modified terms. However, Modification agreement is missing in the file.
xx
 No comment regarding bankruptcy found in the collection comments.
.. The reason for default is loss of income. As per comment datedXX/XX/XX17, the subject property is owner-occupied with the average condition. No latest BPO report is found. No, any damage and repairs found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy xx with case#xx on XX/XX/XX17. The current bankruptcy status is petition filed.	This is conventional fixed rate mortgage with P&I of xx with the rate of interest 3.00%. The P&I as per payment history is the xx and rate of interest is 3.00%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on XXX/XX17 with a modified principal balance of xxlso, Comment datedXX/XX/XX17 states that final mod in the process.The borrower is making payment as per modified terms. However, Modification agreement is missing in the file.	Mortgage Insurance Modification	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: XXX/XX17 |---| |----| Comment: The modification agreement is missing in the loan file. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -29 (Days)   Variance %:    Comment: As per payment history, the last payment was received on 1XXX/XX17. However, tape reflects on 1XXX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: XXX   Tape Value: XXX   Variance: -10   Variance %: -0.03%   Comment: As per note, the loan original maturity terms are XXX months. However, the tape data reflects XXX months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.32%   Comment: As per note, original stated P&I is xxowever, the tape data reflects P&I is xxxxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: XXX%   Tape Value:XXX%   Variance:    Variance %: 3.34%   Comment: As per note, originally stated rate is XXX%. However, the tape data reflects XXX%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000mm4444   Tape Value: 0009999M8XXX   Variance:    Variance %:    Comment: As per payment history string is 000000mm4444. However, the tape data reflects string is 000999M8XXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444mm000000   Tape Value: XXxxM9909000   Variance:    Variance %:    Comment: As per payment history string reversed is 4444mm000000. However, the tape data reflects string is XXxxM9909000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1, the purpose of the transaction is Cash Out. However, the tape data reflects Refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 6XX/XX36 Variance: Variance %: Comment: The modification agreement is missing in the loan file. However, the tape data reflects stated maturity date is 6XX/XX36. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx with the rate of interest 3.00%. The P&I as per payment history is the xx and with the rate of interest is 3.00%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possibility of modification.
As per tape data, the loan has been modified on XXX/XX17 with a modified principal balance of xxlso, Comment datedXX/XX/XX17 states that final mod in the process. The borrower is making payment as per modified terms. However, Modification agreement is missing in the file."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the schedule-D in the Voluntary petition, the amount of unsecured claim is xx out of xx Did not find any comment regarding property had a cramdown."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 99.989% which is greater than 80.000% hence, MI certificate is required; however, it is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34182009	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$14,616.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$399,222.44	$188,222.44	6.250%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/XX17 shows that the subject mortgage was with xx.. The chain of assignment is incomplete. There is no assignments were found. The current assignee of mortgage should be xx.
There are 12 active civil judgments in the total amount of xx.
xx installments of 2017 county taxes are paid in the total amount of $xx
No prior years delinquent taxes were found.
Review of payment history shows that the borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 and that was applied to due date 1XXX/XX16. The next due date is 1XXX/XX16.
The UPB reflected in the latest payment history is in the amount of xx.	Collections Comments:As per collection comments, the loan is active in collections.
As per collection comments,Counsel was acknowledged to proceed with foreclosure on XX/XX/XX15.It seems that the foreclosure was started in 2015 and referred to attorney on XX/XX/XX16. No detailed comments are found regarding the same.We are unable to determine the current status of the foreclosure.
The borrower is not making the payments regularly and is delinquent for more than 120 days. The last payment was received on XX/XX/XX17 and that was applied to due date 1XXX/XX16. The next due date is 1XXX/XX16.
The borrower filed the bankruptcy under xx with case#xx on xx. The bankruptcy was discharged on xx and terminated on the same date.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER, the borrower filed the bankruptcy under xx with case#xx on xx.
The bankruptcy was discharged on xx and terminated on the same date.	Loan modification agreement was made on xx. The new principal balance stated xx. The maturity date is 0XXX/XX50.. As per the modified terms, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 6.250% with a maturity datexx. There is no provision for the balloon payment.	Origination Appraisal	Field: Borrower Last Name Loan Value: XXX Tape Value: XXX |---| |----| Comment: As per note, Borrower last name is XXX, however, tape data reflects XXX. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: currently the loan in collection>120 days, however, tape data reflects Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.47%   Comment: As per modification, deferred balance is xx, however, tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX17   Tape Value: XX/XX/XX17   Variance: -36 (Days)   Variance %:    Comment: As per payment history, the last payment received date is XX/XX/XX17, however, tape data reflects XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: XXX   Tape Value: XXX   Variance: -140   Variance %: -0.28%   Comment: As per note, loan original maturity term is XXX, however, tape data reflects XXX.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.98%   Comment: As per note, original stated P&I is xx, however, tape data reflects xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history, the string is 444444444444, however, tape data reflects FFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history, the string reversed is 444444444444, however, tape data reflects FFFFFFFFFFFF.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value: XXX   Variance:    Variance %:    Comment: As per note, property address street XXX, however, tape data reflects XXX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX50 Tape Value: 1XXX/XX48 Variance: -427 (Days) Variance %: Comment: As per modification, the stated maturity date is XXX/XX50, however, tape data reflects 1XXX/XX48. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final Hud-1 is avaliable in the loan file however, the borrower signed copy is missing from the loan file."
* Active Judgment Against Borrower (Lvl 3)     "As per Updated title report dated XX/XX/XX17, there are following civil judgments which was recorded prior to the subject mortgage:
1) There are 3 civil judgments in the  amount of xx were recorded on XX/XX/XX04, XX/XX/XX05 and 1XXX/XX01 respectively.
2) There is a civil judgment against xx recorded on XX/XX/XX98 in the amount of xx."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Title Review shows break in assignment  (Lvl 2)     "As per updated title report dated XX/XX/XX17, Chain of the assignment is incomplete/No assignment has been found. The assignment is missing to xx
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47411929	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,671.47	9XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$210,115.29	$1,197.32	4.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows that the subject mortgage was dated xx with xx. which was recorded on xx.
Chain of assignment is incomplete. Current assignment is from xx to xx. which was recorded onxx/xx/xx06. Mortgage assignment should be with xx.
 1st and 2nd installment of county taxes are paid for the year 2016 in the total amount of $xx
1st installment of county taxes are due forxx/xx/xx18 in the amount of $xx
Review of updated payment history, the subject loan is currently delinquent for +120 days and the next due for payment is 9XX/XX14. The last payment was received on XXX/XX17 in the amount of xx for the due date of 8XX/XX14. The UPB as of the date is in the amount of xx. Borrower making payment as per modification; however, P&I not stated in the modification.	Collections Comments:Current status of the loan is bankruptcy and next due for payment is 9XX/XX14. The last payment was received on XXX/XX17 in the amount of xx for the due date of 8XX/XX14. The UPB as of the date is in the amount of xx.
The reason for default is reduction of income.
Borrower filed xx bankruptcy Case#xx on xx and the plan was confirmed on XX/XX/XX15. Debtor  will pay to the U.S. Trustee the sum of xx every month for 60 month. Voluntary petition filed on xx shows amount of secured claim xx and unsecured portion xx. Motion for relief from automatic stay was not filed.
Foreclosure was initiated in this loan. Foreclosure was referred to an attorney on xx. Complaint filed on xx & judgment filed on xx.  Sale was scheduled on xx; however, foreclosure placed on hold because borrower filed bankruptcy on xx under xx  case#xx.
As per latest BPO, the subject property is occupied by owner. Property is in average condition no repairs required.

Foreclosure Comments:Review of the collection comment states that the foreclosure was initiated in this loan. Foreclosure was referred to an attorney onXX/XX/XX12. Complaint filed onXX/XX/XX12 & judgment filed on 8XX/XX14. Sale was scheduled onXX/XX/XX18; however, foreclosure placed on hold because borrower filed bankruptcy on XXX/XX18 under xx  case#xx.
Bankruptcy Comments:Borrower filed xx bankruptcy Case#xx on xx and the plan was confirmed on XX/XX/XX15. Debtor  will pay to the U.S. Trustee the sum of xx every month for 60 month. Voluntary petition filed on xx shows amount of secured claim xx and unsecured portion xx. Motion for relief from automatic stay was not filed.
Apart from this Collection comment datedXX/XX/XX18 shows borrower filed bankruptcy on xx under xx case#xx .	Step modification agreement was made between the borrower and lender on xx. The new principal balance is xx with rate of interest 4.00%. Borrower promises to pay P&I in the amount of xx beginning from 6XX/XX10. The maturity date will be xx.	Origination Appraisal Final Truth in Lending Discl. Credit Application	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: Balloon Indicator is no however tape data shows yes . Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy post loan origination ? is yes however tape data shows no .   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Interest only period is no however tape data shows yes.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 84   Variance:    Variance %:    Comment: Interest only term months count is not applicable however tape data shows 84.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 6XX/XX10   Tape Value: 8XX/XX17   Variance: 2618 (Days)   Variance %:    Comment: Mod Step 1 Date is 6XX/XX10 however, tape data shows 8XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 4.0%   Tape Value: 6.4%   Variance:    Variance %: -2.38%   Comment: Mod Step 1 rate is 4.00 however tape data shows 6.375.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: Payment history String is 444444444444 however, tape data shows 9.99999999999999E+23.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444 however tape data shows 999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value: XXX   Variance:    Variance %:    Comment: Property Address street is XXX however, tape data shows XXX.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 2 Family Tape Value: Single Family Variance: Variance %: Comment: Subject Property type is Low Raise Condo however tape data shows single family. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per Schedule-D of Voluntary Petition shows the amount of unsecured debt is xx out of claim amount xx. There is no evidence of cram down."	* Title shows an assignment chain break (Lvl 2) "Chain of assignment is incomplete. Current assignment is from xx to xx. which was recorded on 8XX/XX06. Mortgage assignment should be with xx."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "As final TIL is missing from the loan file, we considered the APR as 0.000% to run XXX."
* Application Missing (Lvl 2)     "Missing Final Application.  For audit purposes, data was used from the Initial Application."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator indicates "Moderate" due to TILA APR test fail.
TILA APR Test: Result FAIL Loan Data 0.000% Comparison Data 6.770%  Variance-6.770%."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 6.770%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Litigation (Lvl 2) "The serving comment shows that the loan is under litigation; however, litigation issue details were not found in the collection comment only states that the litigation was resolved per comment datedXX/XX/XX17."		Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91595828	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$724.55	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX11	$60,448.98	Not Applicable	8.990%	xx	XX/XX/XX11	Financial Hardship	As per the review of the protitle report datedXX/XX/XX18, the subject mortgage was originated on xx with lender xx which was recorded on xx.
The chain of the assignment is incomplete. Currently, the mortgage is with xx which was recorded on xx.
No active judgments or liens have been found against the borrower
The 2017 combined taxes for annual installments have been paid in the cumulative amount of $xx.No prior year delinquent taxes have been found.
As per the PACER report, the borrower has been delinquent for 120+days and next payment is due for 9XX/XX17.The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB is xx. The current P&I is xx and PITI is xx.	Collections Comments:The loan is currently in active bankruptcy and next payment is due for 9XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. As per the PACER report, the borrower had filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on XX/XX/XX14.
No evidence of post-closing foreclosure was found.
The reason for default has not been mentioned.
The loan had been modified once since origination.As per comment dated xxx, there were some repairs, which were done. But, still needed some interior paint and trim work. As per comment dated xx, the property was presidential declared in disaster Zip code. But, no damages and repairs are found.
As per BPO report dated XX/XX/XX17, the subject property is owner-occupied.The subject property is in average condition with no repairs and damages noted.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, he borrower had filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on XX/XX/XX14. The motion of relief from stay was filed onXX/XX/XX17.
Under xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. Total of plan payment is xx.
The Bankruptcy POC filed on xx and the POC amount is xx and the amount of arrearage is xx.
This modification agreement was made between Lender xx and Borrower xx on xx. As per the modified term the new principal balance xx. Borrower promises to pay xx monthly with modified interest rate of 8.99000% beginning from XX/XX/XX11 with a maturity date of xx.	Title Policy HUD-1 Closing Statement	Field: First Payment Date Loan Value: 1XXX/XX02 Tape Value: 1XXX/XX11 |---| 3256 (Days) |----| Comment: As per note first payment date is XX/XX/XX02 ; however tape data reflects XX/XX/XX11. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 264   Variance: 96   Variance %: 0.36%   Comment: As per note loan original maturity tern months is 360 ; however tape data reflects 264.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432104444444   Tape Value: 4.43343223344444E+23   Variance:    Variance %:    Comment: As per payment history string is 44321444444 ; however tape data reflects 4.433432233444E+23.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444401234 Tape Value: 876554555444443322333344 Variance: Variance %: Comment: As per payment history string reversed 44444412344 ; however tape data reflects 876554555444433233344. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final Title policy is missing from the loan file ; however commitment was found in the loan file at "xx""
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final Hud-1 is available in the loan file; the Points and fees available in HUD-1 are not complete. Points and fees from 801 to 807 are missing. Hence, points and fees of the same are updated as per Itemization located at "xx""
* Amount of title insurance is less than mortgage amount (Lvl 3) "Final TPOL is missing. As per commitment, the title insurance amount is xx which is less than the original loan amount of xx	* Title Review shows break in assignment (Lvl 2) "As per the Updated title report datedXX/XX/XX18, the chain of the assignment is incomplete. Currently, the assignment is with xx which was recorded on XX/XX/XX14. It should assign to xx."
* Property Damage (Lvl 2)     "As per comment dated xx, there were some repairs, which were done. But, still needed some interior paint and trim work. As per BPO report dated xx,the subject property is in average condition with no repairs and damages noted."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the allowable points and fees test.
This loan failed the points and fees test. (XXX. 06-04)
The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xx.
This loan failed the points and fees test. (XXX)
The points and fees charged to the borrower exceed 5% of the mortgage amount, or xx for mortgage amounts of xx or less.
Note, no more than two "Bona Fide - GSE" discount points are excluded from the calculation of the points and fees for purposes
																																																																																								of this test."		Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1231086	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,495.34	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	12.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	35.139%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$134,746.14	Not Applicable	5.250%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated onxx/xx/xx18 shows that the subject mortgage was originated on xx with xx which was recorded on XX/XX/XX06.
The chain of the assignment is incomplete. Currently, the assignment is from xx to xx which was recorded on XX/XX/XX14. The last assignment should be with xx
There is a civil judgment against the borrower xx in favor of xx in the amount of $xx which was recorded on XX/XX/XX06.
1st and 2nd installments of 2018 city taxes were paid in the total amount of $xx XX/XX/XX17 and XX/XX/XX17 respectively. 3rd and 4th installments of 2018 city taxes are due in the total amount of $xx on XX/XX/XX18 and XX/XX/XX18 respectively. No prior year delinquent taxes are found.
As per review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made onXX/XX/XX10. The current interest rate is 5.25% and P&I is xx.	Collections Comments:As per review of the loan file, the current status of the loan is performing and is due for XX/XX/XX18. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made onXX/XX/XX10. The current interest rate is 5.25% and P&I is xx.
The loan has been modified on xx. As per modified term, the new principal balance is xx. The borrower promise to pay in the amount of xx with an interest rate 5.250% beginning from  XX/XX/XX10 with a maturity date is xx.
The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX14. The debtor promised to pay in the amount of xxx for 36 months.
The proof of claim was filed on xx for the secured claim amount of xx and amount of arrearage is xx.
As per xx trustee's final report, the mortgage arrearage has been paid by the trustee in the amount of xx.The bankruptcy was discharged on xx and was terminated on xx.
Foreclosure activity was found in the loan file.
As per documents located at “xx”, the plumbing system of the subject property was damaged due to water on xx. The estimated cost of damage was in the amount of xx.
The claim was filed by the borrower with the claim# xx. The borrower has received two loss draft cheques in the amount of xx and xx with cheque #xx respectively. As per the letter of satisfaction dated 11-18-2016, the restoration, repairs, and improvements were completed and the property was claimed in better condition than the existed prior to the loss and with satisfied repairs.
Also, as per comment dated XX/XX/XX17, the 100 % work has been completed per the last inspection. The borrower has paid cash for repairs.
As per BPO report dated XX/XX/XX17, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xxx.00. No damage to the subject property has been reported.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX14. The debtor promised to pay in the amount of xxx for 36 months.
Order on motion for relief from stay was filed on XX/XX/XX16.
The proof of claim was filed on xx for the secured claim amount of xx and amount of arrearage is xx.
The notice of mortgage payment change was filed on XX/XX/XX16. The mortgage payment was in the amount xx which was due from XX/XX/XX16.
As per xx trustee's final report, the mortgage arrearage has been paid by the trustee in the amount of xx.
The bankruptcy was discharged on xx and was terminated on xx.
This modification agreement was made the between borrower xx and the lender xx onXX/XX/XX10.
As per modified term, the new principal balance is xx.
The borrower promise to pay in the amount of xx with an interest rate 5.250% beginning from  XX/XX/XX10 with a maturity date is XX/XX/XX40.
The loan does not contain a balloon provision.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER report, the borrower had filed bankruptcy. However, tape reflects No. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 1XXX/XX06   Tape Value: 5XX/XX10   Variance: 1247 (Days)   Variance %:    Comment: As per note, the first payment date is 1XXX/XX06. However, tape reflects on 5XX/XX10.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 212100000000 Tape Value: CCCCCC117777777777899999 Variance: Variance %: Comment: As per payment history, the string reversed is 211000000000. However, tape reflects CCCCCC117777777777899999. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. No comment was found stating the property had a cram down."	* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value due to supporting documents are missing from loan file"
* Property Damage (Lvl 2)     "As per documents located at “xx”, the plumbing system of the subject property was damaged due to water on 08-02-2013. The estimated cost of damage was in the amount of xx.
The claim was filed by the borrower with the claim# xx. The borrower has received two loss draft cheques in the amount of xx and xx with cheque #xx respectively. As per the letter of satisfaction dated 11-18-2016, the restoration, repairs, and improvements were completed and the property was claimed in better condition than the existed prior to the loss and with satisfied repairs.
Also, as per comment dated XX/XX/XX17, the 100 % work has been completed per the last inspection. The borrower has paid cash for repairs.
Latest BPO report dated XX/XX/XX17 does not reflect any damage to the subject property."
* Title shows an assignment chain break (Lvl 2)     "As per review of the updated title report dated XX/XX/XX18, the chain of the assignment is incomplete. Currently, the assignment is from xx to xx which was recorded on XX/XX/XX14.
																																																																																								The last assignment should be with xx."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54005091	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$2,774.35	8/XX/XX21	Unavailable	No	Other	xx	xx	$0.00	No	xx	Not Applicable	xx	8.800%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$217,964.76	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report datedxx/xx/xx18 shows the subject mortgage was originated on xx with Lender xx which was on xx.
Chain of assignment is incomplete. Currently the assignment is with xx which was recorded on xx; however, current assignment should be with xx.
There is a Water/Sewer/Utilities lien open found in favor of xx in the amount of $xx which was recorded onXX/XX/XX17.
2017 Combined Annual taxes were paid off in the amount of $xx on xx/xx/xx17.
No prior years delinquent taxes have been found pending.
The review of the payment history as of XXX/XX18 shows that the borrower is delinquent for more than 4 months and the next payment due was for 8XX/XX17. The last payment received on XX/XX/XX17 in the amount of xx which was applied for the due date ofXX/XX/XX17. The current UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per modification rate of interest and terms.	Collections Comments:The review of the servicing comments and document reveals that the loan is in active foreclosure and the next payment is due forXX/XX/XX17.
The review of the payment history as of XXX/XX18 shows that the borrower is delinquent for more than 4 months and the next payment due was for 8XX/XX17. The last payment received on XX/XX/XX17 in the amount of xx which was applied for the due date ofXX/XX/XX17. The current UPB is being reflected in payment history in the amount of xx
The borrower is making payments as per modification rate of interest and terms.
The reason for default is not available in collection comment.
Foreclosure was initiated in the loan by filing complaint by attorney and the foreclosure referral was filed on XX/XX/XX17. The foreclosure was put on hold due to unknown reason.
No further information available regarding foreclosure sale.
The borrower had filed bankruptcy under xx with case # xx on xx and the debtor got discharged on 8XX/XX16 and the case was terminated on xx.  The plan was confirmed onXX/XX/XX12. As per xx the debtor promised to pay to the trustee the sum of xx monthly for 12 months, then xx monthly for 36 months and xx monthly for 12 months. The motion for relief was filed on XX/XX/XX12.
As per collection comment dated XXX/XX18 the subject property is owner-occupied.
Available latest BPO report datedXX/XX/XX17, the subject property is owner-occupied and in average condition with no visible damage to the subject property.
 Its listed quoted price is xx
Foreclosure Comments:Foreclosure was initiated in the loan by filing complaint by attorney and the foreclosure referral was filed on XX/XX/XX17. The foreclosure was put on hold due loss mitigation efforts.
No further information available regarding foreclosure sale.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx on xx and the debtor got discharged on xx and the case was terminated on xx.  The plan was confirmed onXX/XX/XX12. As per xx the debtor promised to pay to the trustee the sum of xx monthly for 12 months, then xx monthly for 36 months and xx monthly for 12 months. The motion for relief was filed on XX/XX/XX12.
The POC filed on dated xx with the claim amount of xx and arrearage of xx.	The loan modification agreement was signed between the borrower xx and the lender xx onXX/XX/XX10 with new modified principal balance of xx with new modified interest rate at 2.00%. The borrower promises to pay the monthly P&I of xx beginning fromXX/XX/XX10. till the maturity date of xx.	Credit Application Origination Appraisal Right of Rescission Mortgage Insurance	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy is available as it is discharged; however, tape reflects that it is No. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure is Yes; however, tape reflects that it is No.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX01   Tape Value:XX/XX/XX10   Variance: 3226 (Days)   Variance %:    Comment: As per Note, the first payment date isXX/XX/XX01; however, tape reflects that it isXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443212344323   Tape Value: 9.99996666676789E+23   Variance:    Variance %:    Comment: The payment history, string is 443212344212; however, the tape reflects that it is 9.9996666676.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 323443212344   Tape Value: 253322134787676666699999   Variance:    Variance %:    Comment: The payment history, reversed string is 212443212344; however, the tape reflects that it is 253322134787.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: 7XX/XX16 Tape Value:XX/XX/XX17 Variance: 404 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage lien position went on Second lien position. As there is a Water/Sewer/Utilities lien open found in favor ofxx in the amount of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 4)     "As per the Updated title report dated XXX/XX18,  there is a active sewer lien against the subject property in favor of xx in the amount of xx which was recorded onXX/XX/XX17.
The subject property is located xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien.
It can be cured by paying off above-said lien with late charges and accrued interest if any."	* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA right of rescission test.
This loan failed the broker fees test due to one or more of the following findings:(XXX)
This loan failed the origination fee and broker fee test."
* Title shows an assignment chain break (Lvl 2)     "Chain of assignment is incomplete. Currently the assignment is with xx which was recorded on 1XXX/XX10; however, current assignment should be with xx."
* Missing Appraisal (Lvl 2)     "Appraisal report along with underwriting transmittal is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan files."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* TIL not hand dated (Lvl 2)     "Final TIL is signed but not hand dated by the borrower."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the broker fees test due to one or more of the following findings: (Division Guidance on Broker Compensation)
The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%; or The loan does not have DIDMCA preemption selected and collects broker fees in any amount from both the lender and the borrower; or
The loan does not have DIDMCA preemption selected and the sum of all broker fees paid by the borrower exceeds 1%; or
The loan does not have DIDMCA preemption selected or defaulted and the sum of all broker fees paid by the lender exceeds 1%.
For this loan:
The fees collected from the borrower that directly compensate the broker are xx;
The fees collected from the lender that directly compensate the broker are xxx;
The total fees collected from both the borrower and the lender that directly compensate the broker are xx.
This loan failed the origination fee and broker fee test. (MRS §408.052 1.)
The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan files."		Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76336574	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,891.24	8/XX/XX21	Not Applicable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	71.175%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$581,470.70	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	The review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx with xx in the amount of xx. The chain of the assignment of mortgage is incomplete. Currently, the assignment is from xx to xx recorded on XX/XX/XX16. There is one junior Mortgage against the property originated on xx with the xx) which was recorded on 0xxin the amount of $xx. The 1st installment county taxes for the year 2017-2018 is paid in the amount of $xx and 2nd installment is due in the amount of $xx which will due for XX/XX/XX18. There is one junior Mechanics lien with the xx. in the amount of $xx recorded on XX/XX/XX16.	The review of the payment history as of dated XXX/XX18 shows that the borrower is delinquent for 2 months and the next due date for payment is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to the due date of XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx. The current P&I is xx and PITI is xx.	Collections Comments:Servicing comments available from XX/XX/XX14 till XXX/XX18 shows that the borrower is delinquent for 2 months and the next due date for payment is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to the due date of XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx. The current P&I is xx and PITI is xx.
The borrower is making payments as per the modification agrrement.
The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from 4XX/XX15 with a new maturity date of xx.  The rate is in 4 steps ending at 4.750%.
The borrower had filed bankruptcy under xx with the case #xx on xx. Later the plan was dismissed on xx and was fully terminated on xx
The available collection comments shows that the foreclosure was initiated in the loan file and was referred to attorney on 6XX/XX16. No further information is available regarding foreclosure.
The loan is currently under collection.
Latest BPO report datedXX/XX/XX17 shows that the subject property is owner occupied. The subject property is in average conditon with no visible damages.
Foreclosure Comments:The available collection comments shows that the foreclosure was initiated in the loan file and was referred to attorney on 6XX/XX16. No further information is available regarding foreclosure. Collection comment dated XX/XX/XX16 shows that the foreclosure sale was scheduled for xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx. Later the plan was dismissed on xxand was fully terminated on xx.	This Step modification agreement was signed between the borrower xx and the lender xx. The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from 4XX/XX15 with a new maturity date of xx. The rate is in 4 steps ending at 4.750%.	HUD-1 Closing Statement	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: As per Note Balloon indicator is No. However, tape data reflects it as Yes. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER report borrower had filed bankruptcy. However, tape data reflects it as No.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per available documents, the foreclosure activity was initiated. However, tape data reflects it as No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX15   Tape Value: 4XX/XX15   Variance: 31 (Days)   Variance %:    Comment: As per Modification, last modification date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 1XXX/XX06   Tape Value: 4XX/XX15   Variance: 3043 (Days)   Variance %:    Comment: As per Modification, the first payment date is XX/XX/XX06. However, tape data reflects it as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Modification amortization type is Step. However, tape data reflects it as Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 413   Variance: -53   Variance %: -0.13%   Comment: As per Note, maturity term months are 360. However, tape data reflects it as 413.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX15   Tape Value: 9XX/XX15   Variance: 153 (Days)   Variance %:    Comment: As per Modification, step 1 date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per Modification, step 1 rate is 2.000%. However, tape data reflects it as 3.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 9XX/XX16   Variance: 336 (Days)   Variance %:    Comment: As per Modification, step 2 date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per Modification, step 2 rate is 3.000%. However, tape data reflects it as 4.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 9XX/XX16   Tape Value: 9XX/XX17   Variance: 365 (Days)   Variance %:    Comment: As per Modification, step 3 date is XX/XX/XX16. However, tape data reflects it as XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.8%   Variance:    Variance %: -0.75%   Comment: As per Modification, step 3 rate is 4.000%. However, tape data reflects it as 4.750%.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000001321 Tape Value: CCCCCCCCC9C99876543111C1 Variance: Variance %: Comment: As per Payment history, reversed string is 00000000001123. However, tape data reflects it as CCCCCCCCCCC9C9998765431111C1. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is illegible as the section 303 of final HUD-1 is not properly scanned."	* Not all borrowers signed TIL (Lvl 2) "Final TIL is not signed by the borrower."
* DTI > 60% (Lvl 2)     "As per final application the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, DTI is 71.175% which is exceeding 60%."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm operative index from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per original note the origination date is xx; however, final HUD-1 shows settlement date as xx."
* Title Review shows break in assignment  (Lvl 2)     "Chain of assignment is incomplete. Currently the assignment is with xx which was recorded on XX/XX/XX16; however, current assignment should be with xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "As per ROR the transaction date is xx. The final HUD-1 shows settlement date as xx; however, the original note is dated as xx. Hence, ROR transaction date is not consistent with original note and final HUD-1."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent).
																																																																																									However, the collection comments received as of XXX/XX18 and the inspection report datedXX/XX/XX17 does not reflect damage to the subject property."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35706152	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$569.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	9.999%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the Updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with lender xx which was recorded onxx/xx/xx06.
The chain of assignment is incomplete. The last assignment was in between xx  To xx which was recorded onXX/XX/XX14; however, the missing assignment is to xx.
There are two State tax lien in the favor of xx, first in the amount of $xx which was recorded onXX/XX/XX13 and second in the amount of $xx which was recorded on XX/XX/XX12.
2016 Combined 1st & 2nd installments taxes have been paid in the total amount of $xx and 2017 Combined 1st & 2nd installments taxes are due in the total amount of $xx which are due onXX/XX/XX18 andXX/XX/XX18 respectively. No prior years delinquent taxes have been found.

The review of the payment history shows that the borrower is currently delinquent for 23 months and the next due date is for XXX/XX16. The last payment was received on 1XXX/XX17 in the amount of xx, which was applied for XXX/XX16. The current UPB is xx as reflected in the payment history.	Collections Comments:The review of the servicing comments reveal that the loan is in bankruptcy and the next due date is XXX/XX16. The last payment was received on 1XXX/XX17 in the amount of xx, which was applied for XXX/XX16. The current UPB is xx as reflected in the payment history.
The reason for default is unemployment/decreased income.
Since origination, there is no modification of the loan.
The foreclosure was initiated and was referred to an attorney on 4XX/XX17. The complaint was filed on xx. The service was completed on XX/XX/XX14. The judgment was entered onXX/XX/XX15. The writ was received onXX/XX/XX15; however, it was put on hold due to bankruptcy xx filed on xx.
The borrower had filed the bankruptcy under xx with the Case # xx on xx. The plan was confirmed on XX/XX/XX15. The POC was filed on xx with the amount of secured claim isxx and amount of arrearage is xx. Under xx plan, the debtor shall pay to the trustee in the sum of xxxx for 60 months. The date of the last filing of bankruptcy isXX/XX/XX17.
Collection comment dated XX/XX/XX17 shows the subject property is occupied by the unknown party.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and is in the average condition with no damages and repairs. Its listed quoted price is xx
Foreclosure Comments:The foreclosure was initiated and was referred to an attorney on 4XX/XX17. The complaint was filed on XX/XX/XX14. The service was completed on XX/XX/XX14. The judgment was entered onXX/XX/XX15. The writ was received onXX/XX/XX15; however, it was put on hold due to bankruptcy xx filed on xx.

Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the Case # xx on xx.
The plan was confirmed on XX/XX/XX15. The POC was filed on xx with the amount of secured claim is xx and amount of arrearage is xx. Under xx plan, the debtor shall pay to the trustee in the sum of xxxx for 60 months.
The date of the last filing of bankruptcy isXX/XX/XX17.

Not Applicable	Credit Application Title Policy HUD-1 Closing Statement	Field: Did a Modification Change Note Terms? Loan Value: No Tape Value: Yes |---| |----| Comment: No discrepancies Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: 1XXX/XX09   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the note, the loan amortization type is ARM; however, the tape shows that it is Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 373   Variance: -13   Variance %: -0.03%   Comment: As per the Note, the loan origination maturity term is 360; however, the tape shows that it is 373.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxXXX   Tape Value: xx   Variance: xxX   Variance %: -0.14%   Comment: &#xxD; The review of appraisal shows that, the original appraised value is xxowever the tape shows that it is xxxxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 78%   Variance:    Variance %: 12.46%   Comment: The review of appraisal shows that, the original standard CLTV is 90%. However the tape shows that it is 77.538%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 90%   Tape Value: 78%   Variance:    Variance %: 12.46%   Comment: The review of appraisal shows that, the original standard LTV is 90%. However the tape shows that it is 77.538%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: The payment history, string is 444444444444; however, the tape shows that it is 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment history, reversed string is 444444444444; however, the tape shows that it is 999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX35 Tape Value: 4XX/XX36 Variance: 397 (Days) Variance %: Comment: As per Note, the stated maturity date is XXX/XX35.; however, the tape shows that it is 4XX/XX36.&#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy is missing in the loan file; however, values are updated as per the Commitment."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-X/Settlement statement is available in the loan file. However, the available copy is illegible."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is incomplete. The last assignment was from xx to xx, which was recorded onXX/XX/XX14. Missing assignment is to xx."
* State Tax Judgment (Lvl 2)     "As per the updated title report datedXX/XX/XX18, there are two State tax lien in the favor of xx, first in the amount of xx which was recorded onXX/XX/XX13 and second in the amount of xx which was recorded on XX/XX/XX12."
* Application Missing (Lvl 2)     "Final application along with the transmittal summary are missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value from the loan files."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37186865	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$0.00	$335.07	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.625%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	28.748%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18, shows the subject mortgage was originated on xx with xx which was recorded onxx/xx/xx06.
The chain of assignment is incomplete. Current assignment is with xx. It should be with xx.
There is one Municipal lien found against the subject property in the favor of xx in the amount of $xx, which was recorded onxx/xx/xx13.
There is one Tax lien(Real Estate) found against xxin the favor of xx in the amount of $xx which was recorded onXX/XX/XX13. Property address and borrower SSN is not provided with lin documents.
2017 borough taxes have been paid in the amount of $xx which was recorded onxx/xx/xx18.
2017 county taxes have been paid in the amount of $xx which was recorded onxx/xx/xx18.
2017 school taxes have been paid paid in the amount of $xx which was recorded on xx/xx/xx17.
No prior years delinquent taxes are found.	The review of the payment history of XXX/XX18 shows that the borrower delinquent for 1 months and the payment next due date was 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied for the due date 1XXX/XX17. The current unpaid principal balance is in the amount of xx.
The Header of payment history shows current principal balance shows 0.00 due to loan transfered to new servicer in Jan 2018.	Collections Comments:Available servicing comment and documents in file reveals that loan is in collection.
The review of the payment history of XXX/XX18 shows that the borrower delinquent for 1 months and the payment next due date  was 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx which was applied for the due date 1XXX/XX17. The current  unpaid principal balance is in the amount of xx.
The Header of payment history shows current principal balance shows 0.00 due to loan transfered to new servicer in Jan 2018.
The borrower had filed bankruptcy under xx with case #xx onXX/XX/XX12 and the plan was confirmed onXX/XX/XX13. The case was discharged on xx and terminated on XX/XX/XX17. The proof of claim was filed on xx in the secured claim amount of xx and an arrearage is in the amount of xx.  As per xx plan, the debtor shall pay the amount of xx for 60 months to the trustee.
There was no foreclosure activity founded in a loan.
As per servicing comment, No damages or repairs are found to the subject property.
As per latest BPO reportXX/XX2017 shows the subject property was is occupied and the subject property was in average condition. No visible damages or estimated repairs was founded.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx and the plan was confirmed onXX/XX/XX13. The case was discharged on xx and terminated on xx. The proof of claim was filed on xx in the secured claim amount of xx and an arrearage is in the amount of xx. As per xx plan, the debtor shall pay the amount of xx for 60 months to the trustee.	Not Applicable	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per bankruptcy, the borrower had filed bankruptcy and discharged. However, the tape data shows it as no. Tape Source: Initial Tape Type:
Field: First Rate Change Date   Loan Value: 5XX/XX08   Tape Value: 1XXX/XX17   Variance: 3471 (Days)   Variance %:    Comment: As per note, the first rate change date is 5XX/XX08. However, the tape data shows it as 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 5XX/XX18   Tape Value: 1XXX/XX17   Variance: -181 (Days)   Variance %:    Comment: As per note, the next rate change date is 5XX/XX19. However, the tape data shows it as 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 55%   Tape Value: 65%   Variance:    Variance %: -10.11%   Comment: As per appraisal, the original CLTV ratio percent is 54.889%. However, the tape data shows it as 65.000%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 55%   Tape Value: 65%   Variance:    Variance %: -10.11%   Comment: As per appraisal, the original CLTVis 54.889%. However, the tape data shows it as 65.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: mmmm110m1111 Tape Value: 111C11CCCCCC322332233333 Variance: Variance %: Comment: As per payment history, the payment history string reversed is mmmm11001110. However, the tape data shows it as 111C11CCCCCC322332233333. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the review of the updated title report dated XXX/XX18, there are two liens found open which are as follows:
1) There is one Municipal lien found against the subject property in the favor of xx in the amount of xx, which was recorded on xx.
2) There is one Tax lien(Real Estate) found against xx in the favor of xx in the amount of xx which was recorded on xx."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Subject mortgage is at other lien position as there are two liens found open which are as follows:
1) There is one Municipal lien found against the subject property in the favor of xx in the amount of xx, which was recorded on xx.
2) There is one Tax lien(Real Estate) found against Calaveras in the favor of xx in the amount of xx which was recorded on xx. The subject property is located in xx state and there can be possibility of foreclosure due to this unpaid non mortgage lien."	* Describe the BK payment plan (Lvl 3) "The borrower had filed bankruptcy under xx with case #xx on xxand the plan was confirmed onXX/XX/XX13. Confirmed xx plan shows, the debtor shall pay the amount of xx for 60 months to the trustee. The proof of claim was filed by xx on xx in the secured claim amount of xx and an arrearage was in the amount of xx. Transfer of claim was filed onXX/XX/XX14 that shows, claim 10-1 was filed by XXX it was transferred to XXX Notice of final cure was filed onXX/XX/XX17 shows, mortgage arrearage was disbursed in the amount of xx and mortgage plan payments were disbursed in the total amount of xx. xx trustee motion for approval of receipts and disbursements-plan completed was filed onXX/XX/XX17 which shows, disbursement was made to subject creditor ( xx) with arrearage of xx and principal paid in the amount of xx.The case was discharged on XX/XX/XX17 and terminated on XX/XX/XX17. Collection comment datedXX/XX/XX17 shows, amount xx paid for total of 60 months in the amount of xx monthly. However, latest payment history as of XXX/XX18 shows unpaid principal balance is in the amount of xxx."
* Payment History is not Complete (Lvl 3)     "Available payment history is incomplete as required latest 12 months. The Payment history is available from 5XX/XX17 toXX/XX/XX18. Payment history is missing from XXX/XX17 to 5XX/XX17."
* Comment history is incomplete (Lvl 3) "Latest collection comment are available fromXX/XX/XX13 toXX/XX/XX16, 1XXX/XX16 to XX/XX/XX16, 4XX/XX17 toXX/XX/XX17 andXX/XX/XX17 to XXX/XX18. However, we required latest 24 months comment history. Comment history is missing from XXX/XX16 toXX/XX/XX16, 5XX/XX16 toXX/XX/XX16, 1XXX/XX16 toXX/XX/XX17 and 5XX/XX17 toXX/XX/XX17."	* Title Review shows break in assignment (Lvl 2) "As per review of updated title report dated XXX/XX18 shows, the chain of assignment is incomplete. Current assignment is with xx. It should be with xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the allowable points and fees test.
The loan exceeds the HOEPA APR threshold for primary residences.
The loan exceeds the HOEPA points and fees threshold for primary residences.
This loan failed the points and fees test. Loan data is xx, comparison data is xx and variance is 536.22.
Interest Rate Test: failed loan data is 11.625%, comparison data is 7.250% and variance is 4.375."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value based on available loan files."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the allowable points and fees test.
The loan exceeds the HOEPA APR threshold for primary residences.
The loan exceeds the HOEPA points and fees threshold for primary residences.
This loan failed the points and fees test.
																																																																																								The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxx0."		Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17627572	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$4,238.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	9.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx, with xx, which was recorded onXX/XX/XX07.
The chain of assignment is incomplete. The last assignment was in between xx to xx; however, the missing assignment is to xx
There are two junior mortgages in the favor of xx, first in the amount of $xx which was originated on xx and recorded on xx and second in the amount of $xx and recorded onXX/XX/XX12.
There is also a civil judgments found open against the borrower in the favor of xx, in the amount of $xx which was recorded onXX/XX/XX10.
No taxes information has been found.	The review of the payment history shows that the borrower is currently delinquent for 43 months and the next due date is 6XX/XX14. The last payment was received on XXX/XX18 in the amount of xx, which was applied to 5XX/XX14. The current unpaid principal balance is xx as reflected in the latest payment history.

Collections Comments:The review of the servicing comments reveal that the loan is in bankruptcy and the next due date is 6XX/XX14. The last payment was received on XXX/XX18 in the amount of xx, which was applied to 5XX/XX14. The current unpaid principal balance is xx as reflected in the latest payment history.
The reason for default is unemployment/decreased income.
Since origination, there is no modification of the loan.
Foreclosure was initiated and the complaint was filed on xx. The judgment was entered on XXX/XX12. The sale has been scheduled onXX/XX/XX17; however, it was put on hold due to bankruptcy filed onXX/XX/XX17.
The borrower had filed bankruptcy under xx with the case (#xx) on xx. The plan yet not confirmed because even after the proof of claim was filed, the debtors still listed the incorrect amount of the arrears and also listed the incorrect creditor as per (objection to confirmation of the plan). The POC was filed onXX/XX/XX17 with the secured claim of xx and the arrearage is in the amount of xx.  As per amended xx plan, the debtor has paid xxxx in 7 months and shall pay to the trustee the sum ofxx per month for 53 months. The date of the last filing of bankruptcy is 1XXX/XX17.
Collection comment dated XXX/XX18 shows the subject property is the owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and is in the average condition with no damages and repairs. Its listed quoted price is xx

Foreclosure Comments:Foreclosure was initiated and the complaint was filed on xx. The judgment was entered on xx. The sale has been scheduled onXX/XX/XX17; however, it was put on hold due to bankruptcy filed onXX/XX/XX17.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case (#xx) on xx. The plan yet not confirmed because even after the proof of claim was filed, the debtors still listed the incorrect amount of the arrears and also listed the incorrect creditor as per (objection to confirmation of the plan). The POC was filed on xx with the secured claim of xx and the arrearage is in the amount of xx.  As per amended xx plan, the debtor has paid xxxx in 7 months and shall pay to the trustee the sum ofxx per month for 53 months. The date of the last filing of bankruptcy is xx.

Not Applicable	HUD-1 Closing Statement Right of Rescission Final Truth in Lending Discl. Origination Appraisal Credit Application	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is Yes; however, the tape reflects that it is No. Tape Source: Initial Tape Type:
Field: First Rate Change Date   Loan Value: 8XX/XX09   Tape Value: XXX/XX18   Variance: 3106 (Days)   Variance %:    Comment: As per Note, the first rate change date is 8XX/XX18; however, the tape reflects that it is XXX/XX18. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Since origination, there is no modification of the loan.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 8XX/XX18   Tape Value: XXX/XX18   Variance: -181 (Days)   Variance %:    Comment: As per Note, the next rate change date is 8XX/XX18; however, the tape reflects that it is XXX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: The payment history, string is 444444444444; however, the tape data shows it as 9.99999999999999E+23.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 999999999999999999999999 Variance: Variance %: Comment: The payment history, string reversed is 444444444444; however, the tape data shows it as 999999999999999999999999. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with estimated HUD-1 and itemization is missing in the loan file."
* Payment History is not Complete (Lvl 3)     "Payment history is available from 5XX/XX17 toXX/XX/XX18; however, we require complete 12 months payment history. Payment history is missing from XXX/XX17 toXX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports the claim is xx. Did not see comments indicating a cram down."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is incomplete. The last assignment was from xx to xx however, missing assignment to xx."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative index value from the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan files."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report along with supporting document 1008 is missing in the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46253359	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,170.48	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.690%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx in favor of xx which was recorded on xx.
The chain of the assignment is incomplete. Currently, the subject mortgage is with xx. However, the assignment should be with xx
There are four state tax liens againstxx in the favor of xx in the total amount of $xx which were recorded on XX/XX/XX14.
2017 1st and 2nd installment county taxes are due in the total amount of $xx, however due date no provided.
The 2017 special assessment other 1st and 2nd installment other taxes are due in the total amount of $xx
There are no prior delinquent taxes have been found.

The Payment History dated as of XXX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 3 months. The last payment was received on 1XXX/XX17 which was applied for the due date 9XX/XX15 in the amount of . The current unpaid principal balance is in the amount of xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as of XXX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 3 months. The last payment was received on 1XXX/XX17 which was applied for the due date 9XX/XX15 in the amount of . The current unpaid principal balance is in the amount of xx
There was no bankruptcy filed by borrower from the loan origination to till date.
There was no foreclosure activity founded regarding loan.
As per BPO report datedXX/XX/XX17 shows the subject was occupied and property was in average condition. No visible damages or estimated repairs have been found to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance	Field: Borrower First Name Loan Value: XXX Tape Value: XXX |---| |----| Comment: As per note the borrower first name is XXX however, the tape is reflecting it as XXX. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As the foreclosure was not initiated so Is REO active is not applicable; however, the tape is reflecting it as No.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As the loan has not been modified since origination the mod step indicator is not applicable; however, the tape is reflecting it as No.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 111122344321 Tape Value: 2111CCCCCCCCCCCCCCC11122 Variance: Variance %: Comment: As per the payment history review, the reversed string is 11112234123 however, the tape is reflecting it as 211CCCCCCCCCC1111122. Tape Source: Initial Tape Type:	B	* Title Review shows break in assignment (Lvl 2) "As per updated title report datedXX/XX/XX18 shows the chain of mortgage assignment is incomplete. Currently, the subject mortgage is with xx. However, the assignment should be with xx."
* State Tax Judgment (Lvl 2)     "As per updated title report datedXX/XX/XX18 shows, there are four state tax liens open against xx in the favor of xx in the total amount of xx which were recorded on XX/XX/XX14."
* MI, FHA or MIC missing and required (Lvl 2)     "MI cert is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "As per updated title report datedXX/XX/XX18, warranty deed and mortgage recorded on xx has the line "xx" added in legal description by hand written. However, later the quit claim deed made onXX/XX/XX17 shows the same line in printed form at legal description (as it has permanently added)."
																																																																																								* Cash out purchase (Lvl 2) "As per final HUD-1, though the transaction is purchase the amount of xx is given to the borrower; however, no earnest money deposit has found in the final HUD-1."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69631480	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,963.57	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	10.825%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.263%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$105,623.24	Not Applicable	6.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows the subject mortgage was originated on xx in favor of xx. and also was recorded on xx.
The chain of assignment is missing from the updated title report. However, it should be with xx.
No active judgments or liens are found pending.
Annual taxes are in the amount of $xx.
2017 annual county taxes are paid till XX/XX/XX17 for the amount of $xx.
2017 annual school taxes are paid till XX/XX/XX17 for the amount of $xx.
No prior years delinquent taxes have been found pending.	Provided payment history as of XXX/XX18, reveals that the loan is delinquent for 6 months. The next payment is due on 7XX/XX17. The borrower is not making regular payments as per loan modification. The last payment of 6XX/XX17 was received on XX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy.Provided servicing comments dated fromXX/XX/XX15 to XXX/XX18 reveals that the loan is delinquent for 6 months. The next payment is due on 7XX/XX17. The borrower is not making regular payments as per loan modification. The last payment of 6XX/XX17 was received on XX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.
As per servicing comments states that the subject property is owner occupied with no visible damages or repairs. It is in good condition.
The reason for default is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The loan is modified once since origination. The borrower's intention is to keep the subject property.
As per servicing comments the foreclosure activiyt was started on 8XX/XX16. No further information regarding foreclosure was intended in the loan file. The borrower has filed bankruptcy under xx and it was recorded on xx with case# xx. The plan was confirmed onXX/XX/XX17.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx on xx with case# xx. The plan was confirmed onXX/XX/XX17.
The POC was filed on xx in the POC amount of xx and arrearage of xx.
As per xx plan the debtor shall pay to trustee the sum of xx per month for 60 months for the total amount of xx. First payment is due on 1XXX/XX16. The applicable commitment period is for 36 months.	The loan modification agreement was made between borrower xx with lender xx. The modification agreement was made on xx.
As per modification agreement the unpaid principal balance is in the amount of xx. The borrower will pay P&I of xx and  interest rate of xx. starting from 7XX/XX13 till the maturity date of xx.
Credit Application	Field: Currently in Foreclosure? Loan Value: No Tape Value: Yes |---| |----| Comment: There is no foreclosure in this loan. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX13   Tape Value: 6XX/XX13   Variance: -25 (Days)   Variance %:    Comment: As per modification agreement the doc date of last modisfication isXX/XX/XX13; however, the tape reflects 6XX/XX13.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 1XXX/XX06   Tape Value: 7XX/XX13   Variance: 2465 (Days)   Variance %:    Comment: First payment date is 1XXX/XX06; however, the tape reflects 7XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Is REO active is not applicable. However, the tape data shows a No.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 76766766666676543232121C   Variance:    Variance %:    Comment: Payment history string reversed to 444444123444. However, the tape data states that 76766766666676543232121C.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Not Applicable Tape Value: 8XX/XX16 Variance: Variance %: Comment: Referral date is not applicable. However, tape data shows as 8XX/XX16. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unable to determine from the given lenders documents."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is missing from the updated title report. However, it should be with xx."
																																																																																								* Application Missing (Lvl 2) "Missing Final Application. For audit purposes, data was used from the Initial Application."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35435777	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,733.98	8/XX/XX21	xx	No	Other	xx	xx	$0.00	No	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	49.747%	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx withxx which was recorded on xx.
The chain of the assignment has not been completed currently. The mortgage is with xx and was recorded onXX/XX/XX14.
Active judgments and liens found pending are as follows:
1.There is active civil judgment lien on the subject property in the amount of $xx which was recorded onXX/XX/XX15 and filed by xx
Annual county taxes have been paid in the amount of $xx for the year 2017. No prior years delinquent taxes have been found.

Review of the payment history provided from XXX/XX16 to XXX/XX18 reveals that borrower is currently performing. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 10.990%. Borrower is currently making the payment according to original note terms.	Collections Comments:Review as per servicing comments dated from XX/XX/XX17 to XXX/XX18 states that the borrower is currently performing, and the payment is due from XXX/XX18 as the borrower is paying the P&I regularly. The last payment was received on XX/XX/XX17 in the amount of xx. The Payment History states that the current UPB is xx. Borrower wants to keep the property and The borrower is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
The borrower had filed the bankruptcy under xx with the Case # xx, dated on 7XX/XX11. The plan was confirmed on xx and discharged on xx. Borrower had paid the arrearage amount of xx and had got discharged.
The BPO report datedXX/XX/XX17 shows that the subject property is owner occupied and is in good condition. No damages have been observed
The POC was filed on 1XXX/XX14, the amount of claim is xx and amount of arrearage is xx. There is no any evidence of cram down.
Voluntary Petition, Schedule-D shows the amount of xxxx4 as an unsecured portion out of the amount of claim xx.

Foreclosure Comments:The foreclosure process was initiated and referred to attorney on 4XX/XX10. The complaint was filed on xx
Foreclosure case number is xx.
No further details found
Bankruptcy Comments:Borrower had filed bankruptcy under xx Case#xx on xx, the plan was confirmed on xx and the debtor was discahrged on xx and aslo plan was terminated on xx. Voluntary petition was filed on 7XX/XX11 shows that the amount of secured claim is xx and unsecured portion is xx.
Notice of final cure mortgage payment was filed on 7XX/XX16.
Not Applicable	Title Policy Appraisal (Incomplete)	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: No discrepancies&#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 110000000000 Tape Value: CCCCCCCC1323222222354566 Variance: Variance %: Comment: The review of payment history shows that, the string reversal is 110000000000. However the tape shows that it is CCCCCCCCCC13232222354566.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file; however, Commitment title is available in the loan file and values updated as per the same."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated 7XX/XX11 shows amount of xx as unsecured portion out of claim amount xx. Collection comments does not show any comments indicating cram down."	* Property Damage (Lvl 2) "As per the collection comment datedXX/XX/XX15, the property had some damages. Unable to determine the nature of the damage. The borrower had received loss draft checks from XXX in the total amount of xx for repairs."
* Appraisal incomplete (missing map, layout, pages, etc) (Lvl 2)     "Appraisal incomplete due to the first page of appraisal is not properly scanned and we are not able to identify the subject property address."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is not complete. The latest assignment is from xx to xx; However, the assignment should be with xx."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82690351	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$1,310.53	$11,389.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.700%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.178%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX12	$204,853.91	$29,853.91	6.000%	xx	XX/XX/XX12	Financial Hardship	The chain of assignment is not completed as the subject mortgage is currently with xx Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated on xx with xx.
xx.
There is Water / Sewer / Utilities Lien found against the property in the amount of $xx, which was recorded onXX/XX/XX06 in the favor of xx.
There is civil judgment found against the borrower in the amount of $xx in the amount of xx which was recorded onXX/XX/XX14.
As per updated title report city taxes for the year of 2018, 1st & 2nd installment was paid in the amount of $xx and city taxes for the year of 2018, 3rd installment is due onxx/xx/xx18 in the amount of $xx and 4th installment is due onxx/xx/xx18 in the amount of $xx. No delinquent taxes have been found for the prior years.
As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 1XXX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected xx.	Collections Comments:Loan is currently collection. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 1XXX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected xx.
As per servicing comment foreclosure was not initiated on the loan.
As per PACER, bankruptcy was not initiated on the loan.
As per collection comment reason for default is illness of borrower. As per servicing comment dated on XX/XX/XX14,  roof was damage due to water. however, latest BPO (xx) dated onXX/XX/XX17, subject property is occupied by owner and  average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done onXX/XX/XX12 between the xx (Borrower) & xx. (Lender). The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 6.000 % and Monthly P&I is xx. The modification payment start date is XXX/XX12 and new maturity date is xx.	Title Policy	Field: First Payment Date Loan Value: 9XX/XX07 Tape Value: XXX/XX12 |---| 1643 (Days) |----| Comment: First payment date is 9XX/XX07, however tape shows XXX/XX12 Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original maturity term months are 360, however tape shows 480.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 211001111111 Tape Value: 11111CC11121111111111112 Variance: Variance %: Comment: Payment history string reversed is 122111011111, however tape shows 1111CC11121111111111112. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "There is Water / Sewer / Utilities Lien found against the property in the amount of xx, which was recorded onXX/XX/XX06 in the favor of xx. The subject property located in xxState, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "Subject mortgage is in second lien position. ProTitle has confirmed in their title report that, there is Water / Sewer / Utilities Lien found against the property in the amount of xx, which was recorded onXX/XX/XX06 in the favor of xx. The subject property located in xx State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file. however, Title commitment is available in the loan file."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is not completed as the subject mortgage is currently with xx Instead of xx."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per XXX report datedXX/XX/XX18, the water and sewer bills are delinquent in the amount of xx."
																																																																																								* Property Damage (Lvl 2) "As per servicing comment dated on XX/XX/XX14, roof was damage due to water. however, latest BPO (Doc xx dated onXX/XX/XX17, subject property is occupied by owner and average condition."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36176746	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,975.63	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	50.980%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$180,660.84	Not Applicable	8.500%	xx	XX/XX/XX16	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx, with the xx., and borrower xx which was recorded on xx.
The chain of the assignment is incomplete. Currently the assignment is with xx which was recorded on xx instead of xx.
There is junior Mortgage lien found opened on the subject property in favor of xx. and in the amount of $xx which was recorded on XX/XX/XX02.
There are two HOA Lien/COA Lien found opened, first one is in the amount of $xx which was recorded onXX/XX/XX12 and second one is in the amount of $xx which was recorded onxx/xx/xx17 in the favor of in the favor of xx.
2017 annual county taxes were paid off in the amount of $xx on XX/XX/XX17.

As of payment history XXX/XX18, borrower is delinquent for 1 months and next payment due date is for 1XXX/XX17.The last payment was received on XX/XX/XX17 in the amount of xx which was applied for the due date of 1XXX/XX17. The UPB is being reflected in the payment history in the amount of xx.
The borrower is making payment as per modification rate and terms.	Collections Comments:The loan is in collection and next due for 1XXX/XX17.
As of payment history XXX/XX18, borrower is delinquent for 1 months and next payment due date is for 1XXX/XX17.The last payment was received on XX/XX/XX17 in the amount of xx which was applied for the due date of 1XXX/XX17. The UPB is being reflected in the payment history  in the amount of xx
The borrower is making payment as per modification rate and terms.
The Loan modification agreement is made on XX/XX/XX15 Between the borrower xxand Servicer xx with the new modified principal balance of  xx with the modified interest rate of 8.500%.
The borrower was promised to pay monthly P&I payment of xx beginning from XXX/XX16 till maturity date of XXX/XX34 .
No comments regarding foreclosure.
No latest BPO report found.
As per available BPO report dated 1XXX/XX06, The property is occupied by Unknown party. The exterior condition of the subject property is good.
No damage was found to the subject property in the BPO report.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Loan modification agreement is made on XX/XX/XX15 Between the borrower xx and xx with the new modified principal balance of xx with the modified interest rate of 8.500%.
The borrower was promised to pay monthly P&I payment of xx beginning from XXX/XX16 till maturity date of xx.	Field: First Payment Date Loan Value: 1XXX/XX02 Tape Value: XXX/XX16 |---| 4779 (Days) |----| Comment: First Payment Date is 1XXX/XX02 ;however ,the tape data reflects XXX/XX16. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 218   Variance: 142   Variance %: 0.65%   Comment: Loan Original Maturity Term Months are 360 ;however ,the tape data reflects 218.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment: Original CLTV Ratio Payment 79.998% ;however ,the tape data reflects 99.998%.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 111000001011 Tape Value: 21CCCCC113232211C21C1C98 Variance: Variance %: Comment: Payment History String Reversed is 11100001m ;however ,the tape data reflects 21CCCCC11323211c21c1c98. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 2) "As per comment dated xx the subject property was damaged due to the high wind that come from the storm and huge tree fell in his yard and sewage was damaged. There is no information regarding claim filing but the two down payments has been out 1st in the amount of xx on XX/XX/XX16 and second in the amount of xx on 1XXX/XX16.
No comment regarding damages has been repaired or not.
However, as per available BPO report dated 1XXX/XX06, The property is occupied by Unknown party. The exterior condition of the subject property is good.
No damage was found to the subject property in the BPO report."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of the assignment is incomplete. Currently the assignment is with xx which was recorded onXX/XX/XX12; however, assignment should be with xx."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67427436	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$524.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	Not Applicable	xx	Not Applicable	xx	11.490%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	20.029%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report datedXX/XX/XX18, the subject mortgage was originated on xx with lender xx onXX/XX/XX01.The Chain of the assignment is incomplete.The latest assignment as per updated title is from xx to xx recorded onXX/XX/XX14.
Ther is a Civil judgment against the borrower in the amount of $xx in the favor of xx recorded onXX/XX/XX14.The 2017 County tax is paid in the amount of $xx
The review of payment history as of datedXX/XX/XX18 show the borrower is not current with the loan and is delinquent for 11 months and the next due date isXX/XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx. The payment history reflects current UPB in the amount of xx. The current P&I is xx with the interest rate of 11.490%.

Collections Comments:Collection comments available from 9XX/XX15 till XXX/XX18 show the borrower is not current with the loan and is delinquent for 11 months and the next due date isXX/XX/XX17. The last payment was received on 1XXX/XX17 in the amount of xx. The payment history reflects current UPB in the amount of xx. The current P&I is xx with the interest rate of 11.490%.
The borrower is making payment as per note terms.
As per collection comment as of dated XXX/XX18 the foreclosure was initiated in the loan on 4XX/XX15 and was referred to attorney. The foreclosure sale was scheduled for 9XX/XX15; however, the foreclosure went on hold due to bankruptcy filed by the borrower.
The borrower had filed bankruptcy under xx with the Case # xx on 9XX/XX15. The plan was confirmed on XX/XX/XX15.
Latest BPO report datedXX/XX/XX17 show that the subject property is owner occupied and is in average condition with normal wear and tear. No repairs needed at this time.
Foreclosure Comments:As per collection comment as of dated XXX/XX18 the foreclosure was initiated in the loan on 4XX/XX15 and was referred to attorney. The foreclosure sale was scheduled for 9XX/XX15; however, the foreclosure went on hold due to bankruptcy filed by the borrower.
The borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed on XX/XX/XX15.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed on XX/XX/XX15.
As per xx plan the debtor shall pay to trustee the sum of xx per month for 60 months.
The POC was dated on xx in the amount of  xx and the arrearage amount is  xx.
Not Applicable	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: As per note this is ballon Indicator.Hoever tape reflect it as No. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: As per Payment History the String is 0011112222323.However tape reflects it as 999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per Payment History the Reversed String is 32322111100.However tape reflects it as 999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: Modular Housing Variance: Variance %: Comment: As per Appraisal the Property type is Single Family.However tape reflect it as Modular housing. Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the interest rate test.
Loan data shows xx%; comparison data shows xx; however, variance is +xx%.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA foreclosure rescission finance charge test and state regulation test."
* Title shows an assignment chain break (Lvl 2)     "Chain of assignment is incomplete. Currently the assignment is with xx; however, current assignment should be with xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
Loan data shows xx, comparison data shows xxxx3; however, the variance is -xxhe finance charge is xxx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by all the borrowers."		Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41639767	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$3,533.43	$3,533.43	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	11.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.919%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX10	$155,604.34	$55,604.34	6.750%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with Lender as xx
The chain of the assignment is not Completed. The current  assignee is xx. The assignment is missing to xx.
No active judgment or liens have been found.
2017 borough annual taxes are delinquent in the amount of $xx.
2017 County annual taxes are delinquent in the amount of $xx.
2017/18 annual school taxes are delinquent for the amount of $xx.

The review of the payment history shows that the borrower is delinquent for 24 months and the next due date for payment is XXX/XX16. The last payment was recieved on XXX/XX16 in the amount of xx for the due date 1XXX/XX15. The current UPB reflected in the payment history is xx.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date is XXX/XX16. The foreclosure was initiated and referred to an attorney on XX/XX/XX13. The judgment was entered on XX/XX/XX14. As per Notice of stayed sheriff sale document located at xx' , the sheriff sale scheduled for xx has stayed. The borrower had filed bankruptcy under xx with case # xx on xx. However, the foreclosure is on hold. The borrower had filed bankruptcy under xx with case # xx on xx and the plan was confirmed on XX/XX/XX17. As per amended plan borrower shall pay to the trustee xx per month for the period of 53 months for the base amount of xx.The payment would change from effective XX/XX17, Pre-Petition arrears to be cured is xx. The date of last filing bankruptcy is 1XXX/XX17. The review of the payment history shows that the borrower is delinquent for 24 months and the next due date for payment is XXX/XX16. The last payment was recieved on XXX/XX16 in the amount of xx for the due date 1XXX/XX15. The current UPB reflected in the payment history is xx. The Modification agreement was made on xx between (Borrower) xx and (Lender) xx. The reason for default is not found. As per latest BPO report datedXX/XX/XX7, the subject property is owner-occupied and is in average condition. The subject property As-Is sales price is xxomment datedXX/XX/XX16 states that there was not enough funds in borrower's suspense to make a full mortgage payment to the account.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on XX/XX/XX13. The judgment was entered on XX/XX/XX14. As per Notice of stayed sheriff sale document located at 'xx' , the sheriff sale scheduled for XX/XX/XX17 has stayed. The borrower had filed bankruptcy under xx with case #xx on xx. However, the foreclosure is on hold.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx and the plan was confirmed on XX/XX/XX17. As per amended plan borrower shall pay to the trustee xx per month for the period of 53 months for the base amount of xx.The payment would change from effective XX/XX17, Pre-Petition arrears to be cured is xx. The date of last filing bankruptcy is xx.	The Modification agreement was made on XX/XX/XX10 between (Borrower) xx and (Lender) xx.
The modified new principal balance amount is xx with a balloon Payment of xx to be paid at the maturity date of xx. The borrower promises to pay P&I of xx with the rate of interest 6.75% and with payment starting from xx.
Right of Rescission Title Policy	Field: First Payment Date Loan Value: 1XXX/XX07 Tape Value: 1XXX/XX10 |---| 1096 (Days) |----| Comment: Original note First payment date is XX/XX/XX07, however, tape reflects as XX/XX/XX10. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The loan maturity is 360 months, however tape reflects as 480 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: The payment string is 444444444444, however tape reflects as 99999999999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The reversed payment string reversed is 444444444444, however tape reflects as 99999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: XX/XX/XX13 Tape Value:XX/XX/XX12 Variance: -527 (Days) Variance %: Comment: The foreclosure document states the foreclosure initiated on XX/XX/XX13, however tape reflects as XX/XX/XX12. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "The final title policy is missing in the loan file. However, the commitment is located at 'xx'."	* Operative index value is unable to confirm (Lvl 2) "Operative Index value could not be sourced from available documents."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "2017 borough annual taxes are delinquent in the amount of xx.
2017 County annual taxes are delinquent in the amount of xx.
20XX/XX annual school taxes are delinquent for the amount of xx."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is not Completed. The current assignee is xx. The assignment is missing to xx."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the predatory lending guidance test.
This loan failed the predatory lending guidance test."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Illegible copy of ROR is available in the loan file as a signature section of the borrower is not properly seen."		Elevated	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56301433	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,001.12	8/XX/XX21	Not Applicable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	ARM	24	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$344,063.26	Not Applicable	3.000%	xx	XX/XX/XX16	Financial Hardship	The review of updated title report dated xx/xx/xx18 shows that the subject mortgage was originated on xx with xx, which was recorded on xx.
The chain of the assignment has not completed. The last assignment was in between xx toxx; however, the missing assignment is to xx
There is a Junior mortgage, which was recorded onXX/XX/XX17 in the favor of The xx in the amount of $xx
No active judgments or liens have been found.
2017 -2018 county 1st installment taxes have been paid in the amount of $xx and 2nd installment  taxes are due in the amount of $xx.
No prior delinquent taxes have been found.	The review of the payment history shows that the borrower is currently delinquent for 7 months and the next payment is due for 6XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied forXX/XX/XX17. The current UPB is xx as reflected in the payment history. Borrower is making payment as per modification agreement dated XXX/XX16.	Collections Comments:The review of the servicing comments reveal that the loan is in collections and the next payment is due for 6XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied forXX/XX/XX17. The current UPB is xx as reflected in the payment history.
The reason for default is unemployment/decreased income.
The loan had been modified on 6XX/XX10. The unpaid principal balance is xx with interest rate 2.00% which steps up in 5 steps ending at 5.075%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX10. The maturity date will be 5XX/XX50. It does not contain any balloon provision.
Foreclosure was initiated and was referred to an attorney on XX/XX/XX14; however, no further information has been found for delay of foreclosure.
No information pertaining to bankruptcy has been found.
Collection comment dated XXX/XX18 shows  the subject property is owner-occupied.
As per BPO report datedXX/XX/XX17, the subject property is owner-occupied and in average condition with no damages and repairs. Its listed quoted price is xx
Foreclosure Comments:Foreclosure was initiated and was referred to an attorney on XX/XX/XX14; however, no further information has been found for delay of foreclosure.
Bankruptcy Comments:Not Applicable	This step modification agreement was signed between the borrowerxx and lender xx on xx.
The unpaid principal balance is xx with interest rate 3.00% which steps up in 4 steps ending at 5.075%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX16.  The maturity date will be xx It does not contain any balloon provision.

Credit Application HUD-1 Closing Statement	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is Yes; however, the tape reflects that it is No. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value: XXX/XX16   Variance: -11 (Days)   Variance %:    Comment: As per the modification agreement, the doc date isXX/XX/XX16, however tape reflects it is XXX/XX16&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XXX/XX07   Tape Value: XXX/XX16   Variance: 3256 (Days)   Variance %:    Comment: As per the Note, the first payment date is XXX/XX17, however tape reflects XXX/XX16   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the Note, the interest clause is given however tape reflects it is is No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the modification agreement, the loan amortization type is step, however tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 413   Variance: -53   Variance %: -0.13%   Comment: As per the Note, the loan original maturity term months is 360, however tape reflects it is 413.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX16   Tape Value: 6XX/XX16   Variance: 152 (Days)   Variance %:    Comment: As per the modification agreement, the mod step 1 date is 7XX/XX16, however tape reflects it is 6XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per the modification agreement, the mod step 1 rate is 3.00%; however tape reflects it is 4.00%&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX16   Tape Value: 6XX/XX17   Variance: 335 (Days)   Variance %:    Comment: As per the modification agreement, the mod step 2 date is 7XX/XX16 however tape reflects it is 6XX/XX17.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: As per the modification agreement, the mod step 2 rate is 4.00%; however tape reflects it is 5.00%&#xxD; &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX17   Tape Value: 6XX/XX18   Variance: 335 (Days)   Variance %:    Comment: As per the modification agreement, the mod step 3 date is 7XX/XX17; however tape reflects it is 6XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 5.0%   Tape Value: 5.1%   Variance:    Variance %: -0.07%   Comment: As per the modification agreement, the mod step 3 rate is 5.00%, however tape reflects it is 5.075%   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.70%   Comment: As per the Note, the original stated P&I is xx, however tape reflects xx   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000012344444 Tape Value: 543211CCC4543211CCC1C199 Variance: Variance %: Comment: As per the latest payment history, string reversed is 000012344444, however tape reflects it is 54321CCC45411CCC199. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with the estimated HUD-1 is missing in the loan file; however, the values are updated as per Itemization located at xx)."	* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is incomplete. The last assignment is with xx which was recorded onXX/XX/XX14. Missing assignment to xx."
* Issue with the legal description or recorded instrument (Lvl 2)     "The legal description on Deed, Mortgage and Final title policy does not match.

As per the grant deed recorded on xx and Final title policy the legal description on second line shows “xx”; however, as per the Mortgage recorded on xx, the legal description shows “xx”.

This can be cured by re-recording the mortgage with corrected legal."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent).
																																																																																									However, the collection comments received as of XXX/XX18 and the inspection report datedXX/XX/XX17 does not reflect damage to the subject property."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86386376	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,383.11	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	40.021%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$137,259.41	Not Applicable	5.731%	xx	XX/XX/XX17	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx, with the lendexx., which was recorded on xx. The chain of the assignment is incomplete.The latest assignment is fromxx. toxx., which was recorded onxx/xx/xx15. Missing assignment to xx. There are 3 active HOA Liens against the borrower in the favor of xx., in the amount of xx respectively, which were recorded on xx respectively. Combined annual taxes are paid for the year 2017 in the amount of $xx.	Review of the payment history shows that the borrower is delinquent for 60+ days and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 1XXX/XX17. The current UPB reflects in the payment history in the amount of xx and the curent P&I is xx and current PITI is xx.	Collections Comments:Review of the servicing comments and loan files shows that the loan is in collections and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date 1XXX/XX17. The current UPB reflects in the payment history in the amount of xx and the current P&I is xx and current PITI is xx. The borrower is making payment as per the modification dated XXX/XX17. The reason for default is a curtailment of income and death of family member. No post origination foreclosure and bankruptcy activity were noted in comment history. As per the latest comments and BPO dated 1XXX/XX17, the subject property is owner-occupied and is in average condition. No damages and repairs were noted in comments history.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This step loan modification was made between the borrowers xx and the lender xx., on xx. As per the modified terms, the new principal balance is xx. The borrower promises to pay the loan in steps beginning from XX/XX/XX17 for 60 months in the amount of xx with modified interest rate of 5.731%, from XX/XX/XX22 for 12 months in the amount of xx with interest rate of 6.731%, from xx for xx months in the amount of xx with interest rate of 6.875%. This loan modification does not consist of balloon provision.	Condo/PUD Rider	Field: First Payment Date Loan Value: 9XX/XX06 Tape Value: XXX/XX17 |---| 3834 (Days) |----| Comment: As per Note First payment Date is 9XX/XX06;howevr ,the tape data reflects XXX/XX17. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Modification Loan Amortization Type is Step ;however ,the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan Original Maturity Term Months are 360 ;however ,the tape data reflects 480.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Step Modification has been done.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: mm0011100212 Tape Value: CCC7776543333211CC211111 Variance: Variance %: Comment: Payment History String Reversed is mmmmmmmm2mm ;however ,the tape data reflects CCC7765433211CC2111. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description on Deed, Mortgage and Title policy does match except for the first line.
The first line on deed reflects, “xx” however, as per the mortgage and title policy it shows, “xx”.
Legal description available on the tax report also states “xx”
This can be cured by reformation agreement or by re-recording the mortgage with corrected legal and adding an addendum to the title policy."	* Not all borrowers signed TIL (Lvl 2) "Final TIL is not signed by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Condo / PUD rider Missing (Lvl 2) "PUD rider is missing from the loan file however it is required."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36149303	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,378.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	53.786%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX11	$111,908.63	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx, with xx, which was recorded on XX/XX/XX09.
Chain of the assignment is incomplete. The last assignment was in between xx to xx, which was recorded on XX/XX/XX13; however, the missing assignment is to xx.
There is a Junior mortgage in the favor of xx in the amount of $xx, which was recorded on XX/XX/XX09.
Combined  1st & 2nd installments taxes for 2017 are paid in the total amount of $xx.

The review of the payment history shows that the borrower is delinquent for 1 month and the payment is due for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied to 1XXX/XX17. The current UPB is xx as reflected in the payment history. The borrower is making payment as per modification agreement.

Collections Comments:The review of the servicing comments reveals that the loan is in Collections and the next payment is due for 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB is xx as reflected in the payment history. The borrower is making payment as per modification agreement.
The reason for default is Excessive obligations.
The loan had been modified on xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX12. The maturity date is xx. No provision for balloon payment was given.
No information pertaining to foreclosure & bankruptcy have been found.
Collection comment dated XX/XX/XX17, the subject property is owner-occupied.
As per BPO report datedXX/XX/XX16, the subject property is occupied by the unknown party and is in average condition with no damages and repairs found. Its listed quoted price is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity is dated on xx. No provision for balloon payment was given.
Mortgage Insurance Origination Appraisal	Field: First Payment Date Loan Value: XXX/XX09 Tape Value: XXX/XX12 |---| 1064 (Days) |----| Comment: As per note first payment date is XX/XX/XX09 however tape data shows as XX/XX/XX12. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No information pertaining to foreclosure found.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization type is step modification however tape data shows as fixed   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per note document loan original maturity term months is 360 however tape data shows as 480   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX12   Tape Value: 1XXX/XX16   Variance: 1796 (Days)   Variance %:    Comment: As per modification mod step 1 date is XX/XX/XX12 however tape data shows as XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per modification mod step 1 rate is 2.00% however tape data shows as 3.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX17   Tape Value: 1XXX/XX17   Variance: 334 (Days)   Variance %:    Comment: As per modification mod step 2 date is XX/XX/XX17 however tape data shows as XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per modification mod step 2 rate is 3.00% however tape data shows as 4.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 104%   Tape Value: 83%   Variance:    Variance %: 20.74%   Comment: Appraisal report is missing hence original CLTV ratio percent is 103.704% however tape data shows as 82.963.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000001222211 Tape Value: CCCCCCCC3232223322223222 Variance: Variance %: Comment: Review of payment history shows string reversed is 00000mmm2211; however tape data shows as CCCCCCCC3232223322223222. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 2) "PMI certificate is missing in the loan files."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative  index value from the loan file."
* Title shows an assignment chain break (Lvl 2)     "Chain of the assignment is incomplete. The last assignment was in between xx, which was recorded on xx; however, the missing assignment is to xx."
																																																																																								* Cash out purchase (Lvl 2) "As per HUD-1, there is Cash to in the amount of xx and the transaction is Purchase transaction."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21424846	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,280.28	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$353,827.39	Not Applicable	2.500%	xx	XX/XX/XX11	Financial Hardship	Updated title report datedxx/xx/xx18 shows that the subject mortgage was recorded on xx with xx.
The chain of the assignment is missing. However, the assignment should be currently with xx.
* One junior mortgage found opened with xx recorded on xx in the amount of $xx
No active judgments or liens found.
Property Tax Status:
1) 2017-18 County 1st installment taxes are paid on XX/XX/XX17 in the amount of $xx.
2) 2017-18 County 2nd installment taxes are due tillXX/XX/XX18 in the amount of $xx.
There are no prior year delinquent taxes.
2018-19 Estimated taxes are yet to be paid in the amount of $xx.
The review of payment history as of datedXX/XX/XX18 shows that, the borrower is making regular payments. The borrower is 1 month delinquent. The last payment was made on XXX/XX18 in the amount of xx. The next due date is 1XXX/XX17. THe current interest rate is 4.000% with P&I of xx. The current UPB as per payment history is in the amount of xx.	Collections Comments:Collection comments available from 6XX/XX15 till XXX/XX18 shows that, the borrower is making regular payments. The borrower is 1 month delinquent. The last payment was made on XXX/XX18 in the amount of xx. The next due date is 1XXX/XX17. THe current interest rate is 4.000% with P&I of xx. The current UPB as per payment history is in the amount of xx
The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.500% and a P&I payment of xx beginning on 9XX/XX11 with a new maturity date of xx.  The rate is in 3 steps ending at 4.000%. The borrower is making payment as per modification agreement.
No information regarding foreclosure or bankruptcy is found in the collection comments.
As per collection comment the reason for default is mentioned as death in family and decrease of income.
As per latest BPO report dated 1XXX/XX17 the subject property is owner occupied and is in average condition with no visible damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between (Borrower) xx with (Lender) xx
The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.500% and a P&I payment of xx beginning on 9XX/XX11 with a new maturity date of xx. The rate is in 3 steps ending at 4.000%.	Origination Appraisal Right of Rescission Final Truth in Lending Discl. Credit Application	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: The note does not state balloon payment, however tape reflects as Yes. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX05   Tape Value: 9XX/XX11   Variance: 2283 (Days)   Variance %:    Comment: XX/XX/XX05 is the loan origination first payment date, however tape reflects modified payment date of XX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan is step modified, however tape reflects as origination note amortization type as fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 285   Variance: 75   Variance %: 0.26%   Comment: Original note maturity term is 360 months, however, tape reflects as 285 months.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX11   Tape Value: 8XX/XX16   Variance: 1796 (Days)   Variance %:    Comment: The loan is step modified on XX/XX/XX11 and step 1 date is XX/XX/XX11, however tape reflects step 1 end date of XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.5%   Tape Value: 3.5%   Variance:    Variance %: -1.00%   Comment: MOD step 1 rate is 2.5%, however tape reflects as 3.5%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 9XX/XX17   Tape Value: 8XX/XX17   Variance: -31 (Days)   Variance %:    Comment: The loan is step modified on XX/XX/XX11 and step 2 date is XX/XX/XX17, however, tape reflects step 2 end date of XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.5%   Tape Value: 4.0%   Variance:    Variance %: -0.50%   Comment: MOD step 2 rate is 3.5%, however, tape reflects as 4.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000011211   Tape Value: CCCC11CCC424332343323232   Variance:    Variance %:    Comment: The reversed payment string is 110000011211, however tape reflects as cccc11ccc424332343323232.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXX Tape Value: XXX Variance: Variance %: Comment: Original note states the property address as XXX, however tape reflects as XXX. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "The successor and assignee clause is missing from the title policy for the insured lender."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by all the borrowers."	* Title shows an assignment chain break (Lvl 2) "The chain of assignment is missing. However, the assignment should be currently with xx."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test as the TIL is missing from the loan file.
Loan data shows 0.000%, comparison data shows xx%; however, the variance is -xx%.
The annual percentage rate (APR) is xx%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA APR test."
* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent).
																																																																																									However, as per the collection comments received as of XXX/XX18, no comments were found pertaining damage to the subject property."	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35797996	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,504.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.300%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	36.610%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$51,065.06	Not Applicable	9.300%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx with the lender “xx.” and borrower “xxt” which was recorded on xx.
Chain of assignment is completed as the subject mortgage is with “xx” as a current assignee.
No active judgments and liens are pending against the borrower.
No prior year delinquent taxes are found. The 2017 year annual taxes are due in the cumulative amount of $xx.	The Payment History dated XX/XX/XX17 reveals that the borrower is current and making regular payments. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 1XXX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated xx.
Collections Comments:The Comment History dated XX/XX/XX17 reveals that the borrower is current and making regular payments. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 1XXX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated xx.
As the borrower is making regular payments, foreclosure process is not started by the lender.
Bankruptcy is not filed by the borrower yet.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between “xx” (borrower) and xx (Servicer) on xx. The first modified payment still due for the date 1XXX/XX13 and the new maturity date will be xx. The new Modified Unpaid Principal Balance is xx. The Forgiven Unpaid Principle Balance is in the amount of xx and the Interest Bearing amount is xx. The modification rate would be 9.30% and modified P&I is xx.	Mortgage Insurance	Field: First Payment Date Loan Value:XX/XX/XX06 Tape Value: 1XXX/XX13 |---| 2820 (Days) |----| Comment: first payment date isXX/XX/XX06 however tape data shows 1XXX/XX13 Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per loan data REO active is N/A, however tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 270   Variance: 90   Variance %: 0.33%   Comment: loan original maturity term months are 360 however tape data shows 270   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 102210021210   Tape Value: 221C1221C212122232123221   Variance:    Variance %:    Comment: payment history string reversed is 102210021210 however tape data shows 221C1221C212122232123221   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXX Tape Value: XXX Variance: Variance %: Comment: property address street is XXX however tape data shows XXX XXX Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement dated 1XXX/XX13 shows the unpaid principal balance is in the amount of xx in which the lender agrees to forgive or Write off principal is in the amount of xx, which is exceeding 2% of modified unpaid principle amount."
																																																																																						* Signatures at closing - There is an issue with not all property owners signing the title. (Lvl 4) "As per updated title report dated XXX/XX18, the Vesting was transferred in the name of xx through deed which was recorded on xx with BK/PG # xx. However, the subject mortgage was originated on xx which was recorded on xx with Instr | Book/Page#xx was signed by xx only. The signature of xx. Is missing from mortgage. Also, the final title policy at the time of origination insures only xx as owner of property. We don’t have any deed which state the interest of xx has been removed from title."		* MI, FHA or MIC missing and required (Lvl 2) "MI cert is missing from the loan file." * ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."		Minimal	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64892391	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$1,333.09	$1,333.09	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.057%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$138,184.02	Not Applicable	3.250%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with the lender “xx” which was recorded on xx.
Chain of the assignment is incomplete as the latest assignment of mortgage is with “xx” as a current assignee. Missing assignment to xx.
There is an active HOA Lien against “xx” in the amount $xx recorded on XX/XX/XX10 and in favor of ‘xx’.
Also, there is an active IRS lien in the amount of $xx in favor of "xx" which was recorded on xx.
The taxes for the year 2017 are delinquent in the amount of $xx.
The Payment History datedXX/XX/XX18 reveals that the borrower has been delinquent with the loan for 30+ days and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for the due date 1XXX/XX17. The current unpaid principal balance is in the amount of xx and the current P&I is xx and current stated rate is 3.250%. Borrower is paying as per modification dated 4XX/XX13.	Collections Comments:Review of the servicing comments and loan files shows that the loan is in collections and the next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to the due date 1XXX/XX17. The current unpaid principal balance is in the amount of xx and the current P&I is xx and the current stated rate is 3.250%.
The borrower is making payment as per the modification dated xx.
The reason for default is a curtailment of income.
No post origination foreclosure activity was noted in comment history.
The borrower had filed bankruptcy under the xx with case #xx on xx and plan was discharged onXX/XX/XX12. Motion for relief from stay was filed onXX/XX/XX12.
Debtor filed the voluntary petition against the subject property.Value of the subject property is xx an unsecured portion in the amount of xx and amount of claim without deducting the value of the collateral is  xx.
As per the latest comments, the subject property is owner-occupied and is in average condition. No damages and repairs were noted in comments history.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under the xx with case #xx on xx and plan was discharged onXX/XX/XX12. Motion for relief from stay was filed onXX/XX/XX12.
Debtor filed the voluntary petition against the subject property.Value of the subject property is xx, an unsecured portion in the amount of xx and amount of claim without deducting the value of the collateral is  xx.
The loan modification agreement was made between xx(borrowers) and xx (Lender) on xx. The new Modified Unpaid Principal Balance is xx out of which xx will be forgiven and the Interest Bearing amount will be xx. The modification rate would be 3.250 % and modified P&Iwill be xx. The payment starts from 5XX/XX13 and the extended maturity date is xx.	Mortgage Insurance	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy; however, the case was discharged. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: XXX/XX07   Tape Value: 5XX/XX13   Variance: 2312 (Days)   Variance %:    Comment: First Payment Date as per Note is XXX/XX07, however, tape data reflects 5XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As there is no foreclosure activity noted in comments history, this field will be Not Applicable; however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 304   Variance: 56   Variance %: 0.18%   Comment: Loan Original Maturity Term months 360, however tape data is showing 304.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000011111   Tape Value: CCC122221111C1211221111C   Variance:    Variance %:    Comment: Payment History String reversed 110000011111, however tape data is showing CCC122221111C1211221111C.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX36 Tape Value: 8XX/XX38 Variance: 638 (Days) Variance %: Comment: Stated Maturity Date 1XXX/XX36, however tape data is showing 8XX/XX38. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement made on xx, the unpaid principle balance is in the amount of xx in which the lender agrees to forgive the principal in the amount of xx which exceeds the 2% of the UPB."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the Schedule-D in Voluntary Petition, The amount of claim without deducting value of collateral is xx in which the unsecured portion is in amount of xx. The value of collateral is xx. No comments stating the property had crammed down."	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "Updated title report datedXX/XX/XX18 shows that there is an active IRS lien in the amount of xx in favor of "xx" which was recorded on xx."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV exceeds the threshold of 80%, MI certificate is required; however, MI cert is missing from loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per Updated title report datedXX/XX/XX18, the taxes for the year 2017 are delinquent in the amount of xx."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Chain of the assignment is incomplete as the latest assignment of mortgage is with “xx” as a current assignee. Missing assignment to xx."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52856814	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$3,902.18	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	70.462%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$147,186.53	$80,500.00	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx with xx. The chain of the assignment is Incomplete.
There is an active mortgage prior to subject mortgage, xx in the amount of $xx, which was recorded on xx.
There is one junior mortgage found against the borrower in favor of xx in the amount of $xx recorded on xx.
There is second junior mortgage found against the borrower in favor of xx in the amount of $xx recorded on xx.
There is third junior mortgage found against the borrower in favor of xx in the amount of $xx recorded on xx
2017 county 1st installment taxes are paid in the amount of $xx. 2017 county 2nd and 3rd installment county taxes are due in the total amount of and schools taxes are due in the total amount of $xx. No prior delinquency taxes are found.
The review of payment history as of dated XXX/XX18 shows, that the borrower is current with the loan and performing. The next due date for making payment is XXX/XX18. The last payment was received on 1XXX/XX17, in the amount of xx which was applied to 1XXX/XX17. The UPB not stated in the payment history; however, as per tape data UPB is reflected in the amount is xx. The Current P&I is xx and PITI is xx with the interest rate of 5.00%.	Collections Comments:Collection comments available fromXX/XX/XX05 till 1XXX/XX17 shows, that the borrower is current with the loan and performing. The next due date for making payment is XXX/XX18. The last payment was received on 1XXX/XX17, in the amount of xx which was applied to 1XXX/XX17. The UPB not stated in the payment history; however, as per tape data UPB is reflected in the amount is xx. The Current P&I is xx and PITI is xx with the interest rate of 5.00%.
The borrower is making payment as per modification agreement.
The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from XXX/XX10 with a new maturity date of XXX/XX50.  The rate is in 4 steps ending at 5.000%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date on xx. The UPB that has been amortized is xx as an interest bearing amount.
As per the document "Notice of Mortgage Foreclosure Sale" located at (xx) shows that the foreclosure was initiated in the loan file. The foreclosure sale was scheduled on xx; however, the foreclosure went on hold due to bankruptcy filed by the borrower.
The borrower had filed bankruptcy under xx with case #xx on xx and the plan was confirmed on xx.
No more information is available regarding foreclosure activity.
Latest BPO report dated XX/XX/XX17 shows that the subject property is owner occupant and is in average condition with no visible damages.
Foreclosure Comments:As per the document "Notice of Mortgage Foreclosure Sale" located at (xx) shows that the foreclosure was initiated in the loan file. The foreclosure sale was scheduled on xx; however, the foreclosure went on due to bankruptcy filed by the borrower onXX/XX/XX13.
No more information is available regarding foreclosure activity.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx on xx and the plan was later confirmed onXX/XX/XX13.
As per amended xx plan the debtor shall pay to trustee xx per month for the period of 55 months.
The proof of claim was filed on xx, with the claim amount of xx and the amount of arrearage is xx.	Loan Modification agreement was made between borrower xx and lender xx.
The loan was modified with an effective date of xx and a new principal balance of xx  to a step rate starting at 2.000 % and a P&I payment of xx beginning from XXX/XX10 with a new maturity date of xx.  The rate is in 4 steps ending at 5.000%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date on xx . The UPB that has been amortized is xx as an interest bearing amount.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX04   Tape Value: XXX/XX10   Variance: 2071 (Days)   Variance %:    Comment: As per the note, the first payment date is 6XX/XX04, however tape reflects XXX/XX10   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the note, the loan amortization type is step, however tapa reflects Fixed   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per the note, the original loan maturity term months is 360, however tape reflects 480   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX17   Variance: 2557 (Days)   Variance %:    Comment: As per the modification agreement , the mod step date is XXX/XX10, however tape reflects XXX/XX17   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 5.0%   Variance:    Variance %: -3.00%   Comment: As per the modification agreement , the mod step rate is 2.00%, however tape reflects 5.00%&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000000000 Tape Value: CCCCCC11C929987787667698 Variance: Variance %: Comment: As per the latest payment history, the payment string reversed is 000000000000, however tape reflects CCCccc11c92998778766698 Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition shows that the loan has been determined to have an unsecured debt in the amount of xx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx with xx, in the amount of xx which was recorded on xx.
The review of updated title report datedXX/XX/XX18 shows that there is an active mortgage prior to subject mortgage in favor of xx in the amount of xx, which was recorded on xx. Final Hud-1 does not show any payoff for the prior mortgage. The final title policy Schedule B does not show any exception for prior mortgage, possible title claim can be filed. Hence, the subject mortgage is not at risk by the unreleased mortgage. And there is no release / satisfaction document in loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The review of updated title report datedXX/XX/XX18 shows that the subject mortgage is in the second lien position as there is one senior mortgage found open in the amount of xx, originated on xx. The subject mortgage was originated on xx in the amount of xx."	* DTI > 60% (Lvl 2) "As per the final application, the borrowers total monthly income is xxx0 and total monthly expenses are xx. Hence DTI is at 70.462% which exceeding 60%."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of assignment is missing; here, the assignment should be currently with xx."		Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46598615	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,786.45	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	24.522%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx which was recorded on xx. The chain of the assignment is completed. The last assignment is from xx to xx which was recorded on XX/XX/XX16. No judgments or liens are found against the borrower. 2017 school and combined annual taxes were paid in the total amount of $xx on XX/XX/XX17 and XX/XX/XX17 respectively. 2018 combined annual taxes are due in the amount of $xx on XX/XX/XX18. No prior year delinquent taxes are found.	As per review of the payment history as XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note term.	Collections Comments:The loan is currently in the bankruptcy and is due for XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note term.The reason for default has not mentioned in the comments. The loan has not been modified since the origination. As per Lis Pendens document, the foreclosure was initiated and the complaint was filed on XX/XX/XX11. However, the foreclosure was put on hold because the borrower had filed the bankruptcy with case #xx on xx. The case was dismissed on xx. No further information of foreclosure was found in the loan file. The borrower had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on XX/XX/XX18. As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months. Minimum amount to be paid into the plan is xx. The amount of arrears mentioned in the plan is xx. The notice of mortgage payment change was filed on xx. The new mortgage payment was in the amount of xx which was due from XX/XX/XX17. As per BPO report datedXX/XX/XX17, the subject property is owner-occupied with the average condition. Latest BPO report is unavailable in the loan file. No damage pertaining to the subject property was observed.
Foreclosure Comments:As per Lis Pendens document, the foreclosure was initiated and the complaint was filed on xx. However, the foreclosure was put on hold because the borrower had filed the bankruptcy with case #xx on xx. The case was dismissed on xx. No further information of foreclosure was found in the loan file.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the case# xx on xx The plan was confirmed on xx. The POC was filed on xx for the secured claim amount of xx and arrearage amount is xx. As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months. Minimum amount to be paid into the plan is xx. The amount of arrears mentioned in the plan is xx. The notice of mortgage payment change was filed on XX/XX/XX17. The new mortgage payment was in the amount of xx which was due from xx. Order on motion to extend the automatic stay was filed on xx.	Not Applicable	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As Lis Pendens document, the foreclosure was initiated and the complaint was filed on XX/XX/XX11. However, tape reflects foreclosure status as no. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is not modified, then mod step indicator is not applicable. However, tape reflects no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213334434444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: As per payment history string is 213334423444. However, tape reflects 9.9999999999999999999E+23.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444434433312   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history, the string reversed is 444324433312. However, tape reflects 99999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value: XXX  Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Unavailable Tape Value: 1XXX/XX15 Variance: Variance %: Comment: As per PACER, the loan was in the bankruptcy from XX/XX/XX11 to XX/XX/XX17. However, foreclosure referral date as XX/XX/XX15. Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan was not tested against the TILA rescission finance charge test due to one of the following findings: ( 12 CFR §1026.23(g)(1) , transferred from 12 CFR §226.23(g)(1) ) A disclosed finance charge was not provided; Your company settings are configured to run the TILA foreclosure rescission finance charge test as part of an audit report rather than the TILA rescission finance charge test; or TILA Finance Charge Test: Loan data xx, Comparison data xx, Variance xx. TILA Foreclosure Rescission Finance Charge Test: Loan data xx, Comparison data xx, Variance xx."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test. TILA Finance Charge Test: FAIL xx xx -xx This loan was not tested against the TILA rescission finance charge test due to one of the following findings. TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx"		Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1269392	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,556.13	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.650%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Verification of Stated Assets	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$99,365.46	Not Applicable	4.775%	xx	XX/XX/XX11	Financial Hardship	The review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with the (lender) xxt in the amount of xx, which was recorded on xx.
The chain of assignment of mortgage is incomplete. Currently, the assignment is from xxs to xx recorded on XX/XX/XX12 recorded on XX/XX/XX12; however, it should be with xx.
There are no active liens and judgment against the borrower.
Property Tax Status:
1) 2017 combined annual taxes are paid on XX/XX/XX17 in the amount of $xx.
No prior years of delinquent taxes have been found.

The review of the payment history as of dateXX/XX/XX18 shows the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to the due date of XX/XX/XX18. The UPB reflected in payment history is in the amount of xx. The current P&I is xx and PITI is xx.	Collections Comments:Collection comments available fromXX/XX/XX16 tillXX/XX/XX18 shows the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to the due date of XX/XX/XX18. The UPB reflected in payment history is in the amount of xx. The current P&I is xx and PITI is xx.
The borrower is making payment as per modification agreement. This modification agreement was made on xx.
As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.775 % beginning from 8XX/XX11with a maturity date xx. The interest-bearing amount is xx.
No information has been found in collection comments regarding bankruptcy or foreclosure.
As per comment dated XX/XX/XX18,  reason for default is an excessive obligation.
Comment dated XX/XX/XX17, shows that the subject property is owner-occupied and fair in condition also, comment dated XX/XX/XX16, shows the property appears to be in fair condition with general maintenance repairs and cleanup required. No comments indicating damage were found.
As per BPO report dated XX/XX/XX17, the subject property is owner occupied and average in condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between Borrower xx and Lender xx dated on xx.
The reason for modification is a financial hardship.
As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.775 % beginning from 8XX/XX11with a maturity date xx. The interest-bearing amount is xx.

Credit Application	Field: First Payment Date Loan Value: 1XXX/XX07 Tape Value: 8XX/XX11 |---| 1369 (Days) |----| Comment: As per Note, First payment date is XX/XX/XX17. However, tape data reflects it as XX/XX/XX11. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Descrepancies.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 315   Variance: 45   Variance %: 0.14%   Comment: As per Note, original maturity term months are 360. However, tape data reflects it as 315.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000100000   Tape Value: CC1C21543C1CCCC121CC1CCM   Variance:    Variance %:    Comment: As per Payment history, the reversed string is 00000010000000. However, tape data reflects it as CC1C154C1CCC121CC1CCM.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan ValueXXX Tape Value: XXX Variance: Variance %: Comment: No Discrepancies. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on mortgage (recorded on xx) and final title policy has ‘xx’; however, warranty deed recorded on xx does not reflects as "xx"."	* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test;
As loan data shows xx; comparison data shows xx; however, variance is xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA finance charge test."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of assignment of mortgage is incomplete. Currently, the assignment is from xx to xx recorded on XX/XX/XX12 recorded on XX/XX/XX12; however, it should be with xx."		Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32047893	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$5,558.94	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	10.550%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	49.843%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$211,224.49	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with the lender “xx” and borrower “xx” which was recorded on xx.
Chain of assignment is incomplete. Latest assignment is with “xx”. However, it should be with xx
There are seven Active Judgments and Liens are pending against the borrower.
1) There is a Civil Judgment of ‘xx.’ against the borrower in the amount of xx which was recorded on xx.
2) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
3) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
4) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
5) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
6) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
7) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
The 2017 year annual taxes have been paid in the amount of $xx. No prior year delinquent taxes have been found. The 2018 year taxes are due in the cumulative amount of $xx.	The Payment History datedXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for more than 1 month. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 1XXX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated XXX/XX09.	Collections Comments:The collection comment datedXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for more than 1 month. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 1XXX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated XXX/XX09.
Foreclosure activity is not started by the lender yet.
The borrower had filed bankruptcy under the xx Case #xx on xx. The plan was confirmed on xx. The lender also filed POC on xx in the amount of xx and the arrearage is in the amount of xx.  As per amended xx plan, the debtor shall pay the amount of xx for 60 months to the trustee. As per collections Post petition, the due date is 1XXX/XX17.
As per collection comments and the latest BPO datedXX/XX/XX17, property is occupied by unknown party and no damage was found on the subject property. Therefore, no repairs are required.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under the xx Case #xx onXX/XX/XX13. The plan was confirmed on xx. The lender also filed POC on xx in the amount of xx and the arrearage is in the amount of xx.  As per amended xx plan, the debtor shall pay the amount of xx for 60 months to the trustee. As per collections Post petition, the due date is xx.
The loan modification agreement was made between ‘xx’ (borrower) and ‘xx’ (Lender) on xx. The first modified payment still due for the date XXX/XX09 and the new maturity date will be xx. The new Modified Unpaid Principal Balance is xx.
The modification rate would be 6.50% and modified P&I is xx.
There is no deferred balance and principal forgiven amount.	HUD-1 Closing Statement Origination Appraisal	Field: Doc Date of Last Modification Loan Value: XXX/XX09 Tape Value:XX/XX/XX09 |---| 20 (Days) |----| Comment: As per loan data doc date of last mod is XXX/XX09. However, tape reflects asXX/XX/XX09. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 1XXX/XX06   Tape Value: 4XX/XX09   Variance: 882 (Days)   Variance %:    Comment: As per note, the first payment date is 1XXX/XX06. However the tape data shows it as 4XX/XX09.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 331   Variance: 29   Variance %: 0.09%   Comment: As per ARM note, the loan original maturity term moths is 360. However, the tape data shows it as 331.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000100000001   Tape Value: CCC1CCC21C1C212433333333   Variance:    Variance %:    Comment: As per payment history, the payment history string reversed is mmmmmmmmmmm0. However the tape data shows it as CCC1CCC21C1C212433333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXX Tape Value: XXX Variance: Variance %: Comment: No Discrepancies. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "HUD-1 along with estimated HUD-1 is missing from the loan file. However, the values are updated from the itemization located at "xx"."
* Active Judgment Against Borrower (Lvl 3)     "Updated title report datedXX/XX/XX18 shows that there are two senior civil judgment open against the borrower. Final Title Policy at origination does not reflect the same.
1) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx.
2) There is a Civil Judgment of ‘xx’ against the borrower in the amount of xx which was recorded on xx."	* Missing Appraisal (Lvl 2) "Appraisal report along with supporting document 1008 is missing in the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Updated title report datedXX/XX/XX18 shows the chain of assignment is incomplete. Latest assignment is with “xx”, recorded onXX/XX/XX16; however, it should be with “xx”."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine the operative index value from the available loan files."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23907679	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$749.96	$2,833.46	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	28.249%	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	4.000%	xx	Unavailable	Financial Hardship	The review of updated title report datedxx/xx/xx18 shows that, the subject mortgage was originated on xx with the (lender) xx and the (borrower) xx in the amount of xx, which was recorded on xx.
 The taxes for the year 2016 are delinquent. The delinquent amount is $xx for the datexx/xx/xx16. The chain of assignment is complete. The current assignment is from xx To xx.
There is a state tax warrant in the amount of $xx in the favor of xx. Also, a state tax lien is available in the amount of xx in the favor of xx.
Following judgments are found namely as in the amount of $xx in the favor of xx, xx in the favor of xx, xx in the favor of xx. The xx lien exists in the amount of xx. The child support of $xx is available in the favor of xx. The taxes for the datexx/xx/xx18 are due in the amount of $xx	The review of the payment history as of dated XXX/XX18 shows that, the borrower is currently performing and the next due date for payment is XXX/XX18. The last payment was received on XXX/XX18, in the amount of xx, which was applied for XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4%. Currently, the borrower has been making the payments as per modification, dated XX/XX/XX17.	Collections Comments:Collection comments available from XXX/XX14 tillXX/XX/XX18 shows that, the borrower is currently performing and the next due date for payment is XXX/XX18. The last payment was received on XXX/XX18, in the amount of xx, which was applied for XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4%. Currently, the borrower has been making the payments as per modification, dated xx.
The borrower is making payment as per the latest modification terms given to the borrower. As per comment history dated XX/XX/XX17, the modification is given to the borrower. The payment history also shows that the latest payments has been made as per latest modification terms given to borrower on xx. The new P&I is xx with the interest rate of 4% and UPB of xx. However the modification document is missing from the loan file.
The foreclosure was initiated and referred to an attorney on xx. The complaint was filed on xx with case#xx. Currently, the foreclosure has been put on hold because of loss mitigation dated xx.
The bankruptcy is still not filed by the borrower.
Collection comment datedXX/XX/XX16 shows that the hardship was due to hurricane sandy and the destroyed home as the borrower was making the major repairs.
COllection comment datedXX/XX/XX16 shows that the subject property is owner occupied.
As per document (xx) there is damage in the amount of xx which is paid by lender from escrow account. And the document (xx) The certificate of intent to repair is found in the amount of xxx00 dated 5XX/XX13 for the damage which was caused due to hurricane which occurred  on XX/XX/XX13. Collection comment datedXX/XX/XX16 shows that the borrower had repaired the majority of house but still needs a few things to be done.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney onXX/XX/XX13. The complaint was filed on xx with case#xx. Currently, the foreclosure has been put on hold because of loss mitigation datedXX/XX/XX17.
Bankruptcy Comments:Not Applicable	This is conventional fixed rate mortgage with P&I, xx and interest rate of xx which was supposed to be matured on xx. The P&I as per payment history is the P&I is xx and rate of interest is xx. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per comment dated XX/XX/XX17, the loan modification has been approved. As per modified terms, the UPB reflected in the amount of xx. The borrower has been making payment as per these modified terms. However, a copy of modification agreement is missing in the loan file.
Modification HUD-1 Closing Statement	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: No discrepancies&#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The review of loan file shows foreclosure available. However the tape shows that it is not.&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: XX/XX/XX17   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 4XX/XX01   Tape Value: 1XXX/XX17   Variance: 6058 (Days)   Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The review of loan file shows the original maturity term month is 360. However the tape shows that it is 480.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Unavailable   Tape Value: 1XXX/XX20   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Unavailable   Tape Value: 4.9%   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: Unavailable   Tape Value: 1XXX/XX21   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: Unavailable   Tape Value: 5.9%   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: Unavailable   Tape Value: 1XXX/XX22   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: Unavailable   Tape Value: 6.0%   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Unavailable   Tape Value: Yes   Variance:    Variance %:    Comment: No discrepancies&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 004444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: The review of payment history shows string is 004444444444. However the tape shows that it is 99999999999999999999E+23.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444400   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The review of payment history shows string reversal is 444444444400. However the tape shows that it is 99999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX13   Tape Value: 1XXX/XX15   Variance: 798 (Days)   Variance %:    Comment: The review of loan file shows foreclosure referral date isXX/XX/XX13 However the tape shows that it is 1XXX/XX15   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX/XX/XX10   Tape Value: XX/XX/XX13   Variance: 1310 (Days)   Variance %:    Comment: The review of loan file shows foreclosure complaint date isXX/XX/XX10. However the tape shows that it is XX/XX/XX13   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 1XXX/XX57 Variance: Variance %: Comment: No discrepancies Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I, xx and interest rate of xx which was supposed to be matured on xx. The P&I as per payment history is the P&I is xx and rate of interest is xx. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per comment dated XX/XX/XX17, the loan modification has been approved. As per modified terms, the UPB reflected in the amount of xx The borrower has been making payment as per these modified terms. However, a copy of modification agreement is missing in the loan file."	* Title Review shows outstanding delinquent taxes (Lvl 3) "Updated title report dated XXX/XX18 shows that, the taxes for the year 2016 are delinquent in the amount of xx which were due for XXX/XX16 ; however, the report not available in the updated title."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "As per final HUD-1 some points and fees are hand written; however the final HUD-1 is signed by the borrower."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk indicator is moderate as the loan is failing for TILA finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test:
The loan data shows xx; comparison data shows xx; however, the variance is xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Property Damage (Lvl 2)     "As per the documents available in the loan file located at "xx", the property was damaged due to XXX on XX/XX/XX12.
The estimated total repair was in the amount of xxAs per the partial release of insurance claim funds letter from XXX located at xx, a loss draft chq (#xx) was provided in the amount of xx which represents the partial release of insurance claim funds being held in escrow for the repair of damages. Few more chq were received, however, the dates are unavailable.
A total insurance claim was received in the amount of xx and xx. The estimated repairs were supposed to be completed by the June 2013.
Collection comment datedXX/XX/XX16 shows that the borrower had repaired the majority of the house but still needs a few things to be done. An inspection report dated XX/XX/XX15 shows that the subject property is in fair condition with no damages. Latest BPO report is unavailable to determine the condition. Latest comments do not indicate any damage to the property."
																																																																																								* State Tax Judgment (Lvl 2) "Updated title report dated XXX/XX18 shows that, there is one active state tax lien against xx which is in the favor of xx in the amount of xx recorded onXX/XX/XX15."		Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82025007	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$937.67	$3,804.34	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	32.444%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$160,150.06	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment is completed as the subject mortgage is with current assignee,xx xx/xx/xx15.

1. There is an active State tax lien against the borrower in favor of xx in the amount of xx which was recorded on  xx.

2. There is a civil judgment in favor of xx in the amount of $xx against the borrower, xx which was recorded on xx.

3. There is a civil judgment in favor of xx in the amount of $xx against the borrower, xx which was recorded on xx.

Annual town taxes of $xx for the year 2017 were paid off on XX/XX/XX17.
Annual county taxes of $xx for the year 2017 were paid off on XX/XX/XX17.
Annual school taxes of $xx for the year 2017 were paid off on XX/XX/XX17.
2017 year annual utilities taxes are delinquent in the amount of $xx which were due on xx/xx/xx17.
Review of updated payment history as of XX/XX/XX17, the subject loan is currently delinquent for +360 days and the next due date of payment is XXX/XX15. The last payment was received onXX/XX/XX15 in the amount of xx for the due date of XX/XX15. Borrower had made the payments for XXX/XX15 and XXX/XX15; however, these payment were reversed on 9XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the terms of Home affordable modification agreement was made on 5XX/XX10.
Collections Comments:The subject loan is in in active Bankruptcy. Review of updated payment history as of XX/XX/XX17, the subject loan is currently delinquent for +360 days and the next due date of payment is XXX/XX15. The last payment was received onXX/XX/XX15 in the amount of xx for the due date of XX/XX15. Borrower had made the payments for XXX/XX15 and XXX/XX15; however, these payment were reversed on 9XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the terms of Home affordable modification agreement was made on 5XX/XX10.
Borrower has intent to keep his property and he interested in a modification of the loan.
As per the comment available onXX/XX/XX18, the reason for default is loss the income.
Foreclosure was initiated and was referred to attorney on xx. The complaint was filed on xx with case#xx. The judgment was entered onXX/XX/XX17. As per comment datedXX/XX/XX17, the bidding instructions were due onXX/XX/XX17. The FC sale was scheduled forXX/XX/XX17; however, it was placed on hold as borrower had filed bankruptcy under xx on xx.
The borrower, xx had filed bankruptcy under xx with the case# xx on xx. The plan is not confirmed yet and the date of last filing is XX/XX/XX17. As per the proposed chapetr-13 plan, the debtor shall pay to the xx trustee in the amount of xx for the 36 months for the total amount of xx and monthly payment will be commenced fromXX/XX17. The motion for relief from automatic stay was filed on 1XXX/XX17.
There is objection to confirmation of the plan and which was filed onXX/XX/XX17;
1. a. The plan is infeasible as the plan is underfunded an does not provide sufficient funds to pay the claims;
    b.  The plan does not provide for sufficient funds to creditor in order to cure the pre-petition arrears due to crditor in the amount of xx.
2. The plan does not adequately provide for post petition payments in the amount of xx.
The amended POC was filed on xx with the total claim amount ofxx with an arrearage of xx.

Foreclosure Comments:Foreclosure was initiated and was referred to attorney on xx. The complaint was filed onxx with case#xx. The judgment was entered onXX/XX/XX17. As per comment datedXX/XX/XX17, the bidding instructions were due onXX/XX/XX17. The FC sale was scheduled forXX/XX/XX17; however, it was placed on hold as borrower had filed bankruptcy under xx onXX/XX/XX17.
Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx with the case# xx on xx. The plan is not confirmed yet and the date of last filing is XX/XX/XX17. As per the proposed chapetr-13 plan, the debtor shall pay to the xx trustee in the amount of xx for the 36 months for the total amount of xx and monthly payment will be commenced fromXX/XX17. The motion for relief from automatic stay was filed on 1XXX/XX17.
There is objection to confirmation of the plan and which was filed onXX/XX/XX17;
1. a. The plan is infeasible as the plan is underfunded an does not provide sufficient funds to pay the claims;
    b.  The plan does not provide for sufficient funds to creditor in order to cure the pre-petition arrears due to crditor in the amount of xx.
2. The plan does not adequately provide for post petition payments in the amount of xx.

The amended POC was filed on XX/XX/XX17 with the total claim amount of xx with an arrearage of xx.
This Home affordable modification agreement was made between the borrower, xx and Xxx. on 5XX/XX10.
As per this agreement, borrower promises to pay the ne principal balance of xx through a new initial step modified payment of xx with a new initial step of rate of interest of 2.000% begins from 6XX/XX10 to the new maturity date of 9XX/XX48.	Field: Borrower Last Name Loan Value: XXXX Tape Value: xx. |---| |----| Comment: As per note, the borrower last name is XXXX. However, tape reflects XXXX XXXX. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX05   Tape Value: 6XX/XX10   Variance: 1826 (Days)   Variance %:    Comment: As per note, the first payment date is 6XX/XX05. However, tape reflects on 6XX/XX10.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the loan amortization type is step. However, the tape data reflects fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 460   Variance: -100   Variance %: -0.22%   Comment: As per note, the loan original maturity terms are 360 months. However, the tape data reflects 460 months.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 6XX/XX10   Tape Value: 6XX/XX15   Variance: 1826 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is 6XX/XX10. However, the tape reflects on 6XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per modification agreement, the mod step 1 rate is 2.00%. However, tape reflects rate 3.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX15   Tape Value: 6XX/XX16   Variance: 366 (Days)   Variance %:    Comment: As per modification agreement, the mod step 2 date is 6XX/XX15. However, the tape reflects on 6XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per modification agreement, the mod step 2 rate is 3.00%. However, tape reflects rate 4.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 6XX/XX16   Tape Value: 6XX/XX17   Variance: 365 (Days)   Variance %:    Comment: As per modification agreement, the mod step 3 date is 6XX/XX16.However, the tape reflects on 6XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: As per modification agreement, the mod step 3 rate is 4.00%. However, tape reflects rate 5.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 4.56789999999999E+23   Variance:    Variance %:    Comment: As per payment history, the string is 4444444444444. However, tape reflects 4.567899999999999999E+23.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999967654   Variance:    Variance %:    Comment: As per payment history, the string reversed is 4444444444444. However, tape reflects 999999999999999999999999967654.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXX   Tape Value: XXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX48   Tape Value: 9XX/XX43   Variance: -1827 (Days)   Variance %:    Comment: As per note, the stated maturity date is 9XX/XX48. However, tape reflects on 9XX/XX43.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: PUD Variance: Variance %: Comment: As per the appraisal report, the subject property type is Single family. However, the tape data reflects PUD. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Lot#xx is mentioned in the recorded copy of deed (xx which was recorded on xx) and the legal description of vesting deed (xx which was recorded on xx) is also referring this deed; however, this lot#xx is not mentioned in the legal description of both Mortgage and final title policy.
It can be cured if the Mortgage and policy are reformed with correct legal description."
* Title issue (Lvl 3) "The vesting deed (xx which was recorded on xx) and subject mortgage document, "xx" husband and wife are on vesting and both had executed the subject mortgage; however, final title policy is showing the vesting on only "xx.""	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the updated title report dated XXX/XX18, the 2017 utilities annual taxes are delinquent in the amount of xx which was due on 1XXX/XX17."
																																																																																								* State Tax Judgment (Lvl 2) "As per the updated title report dated XXX/XX18, there is an active State tax lien against the borrower, xx in favor of xx in the amount of xx which was recorded on xx."		Minimal	Pass	Pass	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44190452	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$8,914.35	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX11	$322,902.49	$86,483.00	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows the subject mortgage was dated xx with xx.
The chain of the assignment is completed. Currently the mortgage with xx. datedXX/XX/XX15.
No active judgment or liens found pending.
1) There is a junior mortgage in the favor of xx, recorded onxx/xx/xx06 for the amount of xx.
2016 County 1st & 2nd total taxes are paid in the amount $xx  No prior year delinquent taxes are found. 2017 estimated taxes are due.
Review of payment history as of datedXX/XX/XX18 shows that, the borrower is delinquent for 1 month. The borrower is current with the loan. The next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount xx for due date 1XXX/XX17. The UPB reflected in payment history is in the amount of xx.	Collections Comments:Collection comments available from 7XX/XX15 tillXX/XX/XX18 shows that, the borrower is delinquent for 1 month. The borrower is current with the loan. The next due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount xx for due date 1XXX/XX17. The UPB reflected in payment history is in the amount of xx.
The borrower is making payment as per modification agreement.
The loan was modified with an effective date of xx and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from XXX/XX11 with a new maturity date of xx.  The rate is in 5 steps.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date xx. The UPB that has been amortized is xx as an interest bearing amount.
The foreclosure was initiated and the foreclosure complaint was filed on 4XX/XX15; however, foreclosure was put on hold because borrower had filed bankruptcy under xx with the case #xx on xx.
As per latest BPO report datedXX/XX/XX17 the subject property is in average condition with no visiable damage.

Foreclosure Comments:The foreclosure was initiated and the foreclosure complaint was filed on xx; however, Foreclosure was put on hold because borrower had filed bankruptcy under xx with the case #xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed onXX/XX/XX15. The motion for relief from stay was filed on 4XX/XX16.
The debtor shall pay the total amount of xxx80 by paying xxx per month for the period of 60 months.
The Proof of claim was filed on xx with the claim amount of xx and the amount of arrearage of xx.
The schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down.
Loan Modification agreement was made between borrower xx with lender xx.
The loan was modified with an effective date of XXX/XX11 and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from XXX/XX11 with a new maturity date of xx.  The rate is in 5 steps.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date 6XX/XX36. The UPB that has been amortized is xx as an interest bearing amount.	Credit Application Final Truth in Lending Discl.	Field: Borrower #1 Middle Name Loan Value: XXX Tape Value: XXX |---| |----| Comment: Borrower #1 middle name is XXX. However, tape data shows XXX. Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: XXX   Tape Value: XXX   Variance:    Variance %:    Comment: Borrower #2 last name is XXX. However, tape data shows XXX.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure is yes. However, tape data shows no.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX11   Tape Value:XX/XX/XX10   Variance: -348 (Days)   Variance %:    Comment: Doc date of last modification is XXX/XX11. However, tape data showsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 7XX/XX06   Tape Value: XXX/XX11   Variance: 1645 (Days)   Variance %:    Comment: First payment date is 7XX/XX06. However, tape data shows XXX/XX11.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 306   Variance: 54   Variance %: 0.18%   Comment: Loan Original Maturity terms months is 360. However, tape data shows 306.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX11   Tape Value: 1XXX/XX10   Variance: -31 (Days)   Variance %:    Comment: Mod Step 1 date is XXX/XX11. However, tape data shows 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX16   Tape Value: 1XXX/XX15   Variance: -31 (Days)   Variance %:    Comment: Mod Step 2 date is XXX/XX16. However, tape data shows 1XXX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX17   Tape Value: 1XXX/XX16   Variance: -31 (Days)   Variance %:    Comment: Mod Step 3 date is XXX/XX17. However, tape data shows 1XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: XXX/XX18   Tape Value: 1XXX/XX17   Variance: -31 (Days)   Variance %:    Comment: Mod Step 4 date is XXX/XX18. However, tape data shows 1XXX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.27%   Comment: Original Appraised value is xxowever, tape data shows xx Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Original Stated P&I is xxowever, tape data shows xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444411 Tape Value: CCCCCC1CCCCCCCCC21221221 Variance: Variance %: Comment: As per latest payment history string reversed is 444444444411. However, tape data shows CCCCCCCCCCCC. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as the loan is failing for TILA APR test."
* Application Missing (Lvl 2)     "Final application along with the transmittal summary are missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test;
As the loan data shows 0.000%; comparison data shows xx; however, the variance is xx%
The annual percentage rate (APR) is 9.074%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per Deed recorded on xx subject property ownership was in the name of xx. subject mortgage recorded onxx was also signed by xx.
However, XXX dated XXX/XX18 shows, current property owners as only xx."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."		Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25518301	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$0.00	$4,398.88	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	36.783%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the pro-title dated XX/XX/XX18, the subject mortgage was originated on xx with the lender xx, and the borrowers xx, which was recorded on xx.
The chain of the assignment is not completed as the subject mortgage is currently assigned to xx which was recorded on XX/XX/XX13; however it should have been assigned to current assignee, "xx."

1. There are 6 "Certificate of Sanitary Sewer Usage charge liens" found in the updated title report datedxx/xx/xx18 in the cumulative amount of $xx in favor of "xx." The subject property is located in xx which is super lien state where there is a risk of subject property to be getting foreclosed due to these unpaid liens.

2. There is a junior "open-end mortgage" in the amount of $xx in favor of xx which was recorded on xx.

1st installment of town taxes for the year 2016 were paid off in the amount of $xx onXX/XX/XX17.
2nd installment of town taxes for the year 2016 are due in the amount of $xx for the due date ofxx/xx/xx18.	The review of the payment history as of XXX/XX18 shows that the subject loan is performing well. The last payment was received on XX/XX/XX17 in the amount of xx for the due date of XXX/XX18 and the next due date for payment is XXX/XX18. The UPB as of the date is in the amount of xx.	Collections Comments:The loan is currently in performing state and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX17 in the amount of xx with the rate of interest 4.0%, which was applied for XX/XX/XX18. The UPB is reflected in the payment history in the amount of xx.
The reason for default is unable to determine from the servicing comment.
The loan hasn’t been modified since origination. The loan is an ARM and the current rate is more than the margin. Hence, the borrower has been making payment as per the note.
The foreclosure was not initiated since origination.
No pertaining Bankruptcy related documents found in the PACER.
As per the BPO report, the subject property is occupied by the owner and is in average condition. No pertaining damage to the subject property is found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	HUD-1 Closing Statement	Field: First Rate Change Date Loan Value: 1XXX/XX01 Tape Value: 1XXX/XX17 |---| 5844 (Days) |----| Comment: As per the note, First Rate Change date is XX/XX/XX01; however, tape data reflects with XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated. Hence, Is REO active is not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: loan has not modified. Hence, Mod Step Indicator is Not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 1XXX/XX18   Tape Value: 1XXX/XX17   Variance: -365 (Days)   Variance %:    Comment: As per the note, Note Rate Change Data is XX/XX/XX18; however, tape data reflects with XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 65%   Variance:    Variance %: 4.75%   Comment: As per the appraisal report, Original CLTV ratio percent is 70.00%; however, tape data reflects with 65.254%.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: MMMMMMMMMMMMMMMMMMMMMMMM   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is MMMMMMMMMMMMMMMMMMMMMMMM; however, tape data reflects with mmmmmmmmm000.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "There are 6 "XXX charge liens" found in the updated title report dated XXX/XX18 in the cumulative amount of xx in favor of "xx." The subject property is located in xx which is super lien state where there is a risk of subject property to be getting foreclosed due to these unpaid liens.
It can be cured if these unpaid liens are paid."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "Currently, the subject mortgage is in lower lien position as there are 6 "XXX charge liens" found in the updated title report in the cumulative amount of xx in favor of "xx.""	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by all the borrowers."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is illegible as Cash to/Cash from (Line 300) and signature part of the HUD-1 is also missing from the loan file."
* Lost Note Affidavit (Lvl 3) "Lost note affidavit datedXX/XX/XX13 found in the loan file (xx) and it's stating that the original note has been lost or misplaced. Copy of Note is also located in the same file."	* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is not completed as the subject mortgage is currently assigned to xx which was recorded on xx; however it should have been assigned to current assignee, "xx."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the xx license validation test: First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license.
As of July 1, 2008 the xx First Mortgage Lender License and the xx Second Mortgage Lender License are no longer valid. The xx Mortgage Lender License is available for loans with a closing date before July 1st, 2008."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate" as this loan failed the xx license validation test."
* Title issue (Lvl 2)     "As per schedule-B of final policy, there is a security agreement by and between xx and the xx dated and recorded on xxx in xx and the updated title report is clear from this lien. Final policy also shows this is an exception from coverage."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by all the borrowers."		Moderate	Not Covered	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47061141	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$1,177.07	$3,988.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Unavailable	Unavailable	Not Applicable	5.070%	xx	XX/XX/XX15	Financial Hardship	As per review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx in the favor of xx which was recorded on xx.
The chain of the assignment is incomplete. The last assignment is from xx which was recorded on XX/XX/XX14. The assignment should be with xx

There are two junior mortgages against the subject property. The first mortgage was originated on xx in the favor ofxxfor the amount of xx and the second mortgage (UCC mortgage) was originated and recorded on xx in the favor of xx. The mortgage amount is unavailable.

1st installment of 2018 city taxes was paid in the amount of $xx on XX/XX/XX17.
2nd installment of 2018 city taxes is delinquent in the amount of $xx which was due on XX/XX/XX17.
3rd and 4th installments of 2018 city taxes are due in the total amount of $xx which are due on XX/XX/XX18 and XX/XX/XX18.
As per review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The unpaid principal balance reflected in the latest payment history is in the amount of xx.
As per review of the payment history, it seems that the loan has been modified with an interest rate of 5.070 % and P&I of xx.
Collections Comments:The loan is currently in the collection and is due for is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The unpaid principal balance reflected in the latest payment history is in the amount of xx.
As per comment dated XX/XX/XX15, the borrower has sent loan modification request to the loss mitigation department. The request has been approved on XX/XX/XX15.
 Forbearance plan was offered the borrower on XX/XX/XX15. As per forbearance agreement, the borrower had to make a  down payment in the amount of xx. The plan was effective from XX/XX/XX15 to XX/XX/XX16 with a monthly payment for the amount of xx.
As per tape and the latest payment history, it seems that the loan has been modified on  xx with an interest rate of 5.070% and P&I of xx.However, the loan modification document is missing from the loan file.
No foreclosure and bankruptcy activity were found in the loan file.
As per BPO report dated XX/XX/XX17, the subject property is owner occupied and is in average condition. No damage pertaining to the subject property was observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The original note is missing from the loan file. As per ARM rider, this is a conventional adjustable mortgage with the interest rate of 7.7% and the margin is 5.950% with the maturity date is xx. The P&I as per the latest payment history is the xx and the rate of interest is 5.070%. It seems that there is a reduction in the rate of interest with respect to ARM rider.

Also, as per comment dated XX/XX/XX15, the borrower has sent loan modification request to the loss mitigation department and the request has been approved on XX/XX/XX15. As per tape data, the loan has been modified on XX/XX/XX15. First payment date is XX/XX/XX15 with the maturity date xx. The borrower has been making payment as per modified terms and the next due date is XX/XX/XX18.
However, the modification agreement is missing from the loan file.
Modification Credit Application Note HUD-1 Closing Statement Title Evidence Final Truth in Lending Discl. Origination Appraisal	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value:XX/XX/XX15 |---| |----| Comment: The loan modification agreement is missing from the loan file. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 8XX/XX06   Tape Value: 9XX/XX15   Variance: 3318 (Days)   Variance %:    Comment: As per mortgage the first payment date isXX/XX/XX06, however, tape data reflects 9XX/XX15.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 220   Variance: 140   Variance %: 0.64%   Comment: As per mortgage loan original maturity term months is 361, however, tape data reflects 220.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 80%   Variance:    Variance %:    Comment: An appraisal report and Final HUD-1 is missing from the loan file. Hence, CLTV is unavailable.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: Unavailable   Tape Value:XX/XX/XX06   Variance:    Variance %:    Comment: The original note is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: mmmmmmmmm000 Tape Value: CCCCCCCCCCCCC66666666665 Variance: Variance %: Comment: As per payment history, the string reversed is mmmmmmmmm000, however, tape data reflects CCCCCCCCCCCC666666666665. Tape Source: Initial Tape Type:	D	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The original note is missing from the loan file. As per ARM rider, this is a conventional adjustable mortgage with the interest rate of 7.7% and the margin is 5.950% with the maturity date is xx The P&I as per the latest payment history is the xx and the rate of interest is 5.070%. It seems that there is a reduction in the rate of interest with respect to ARM rider.
Also, as per comment dated XX/XX/XX15, the borrower has sent loan modification request to the loss mitigation department and the request has been approved on xx. As per tape data, the loan has been modified on XX/XX/XX15. First payment date is XX/XX/XX15 with the maturity date XX/XX/XX33. The borrower has been making payment as per modified terms and the next due date is xx.
However, the modification agreement is missing from the loan file."
* Missing Title evidence (Lvl 4) "Final Title Policy at origination along with commitment and a preliminary report is missing from the loan file."	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX17 toXX/XX/XX18; however, we require the latest 12 months payment history. The payment history is missing from XX/XX/XX17 to XX/XX/XX17."
* Note is missing or unexecuted (Lvl 3)     "The original note along with Lost Note Affidavit is missing from the loan file. As per the latest payment history, it seems that the loan has been modified with an interest rate of xx and P&I of xx."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Itemization and Estimated HUD-1 is missing from the loan file."	* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm operative index value due to supporting documents are missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per review of the updated title report dated XX/XX/XX18, 2nd installment of 2018 city taxes is delinquent in the amount of xx which was due on XX/XX/XX17 ; however, the tax report is not available in the updated title."
* Title shows an assignment chain break (Lvl 2)     "As per review of the updated title report dated XX/XX/XX18, the chain of the assignment is incomplete. The last assignment is from xx which was recorded on XX/XX/XX14. The assignment should be with xx."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93242954	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,649.64	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	13.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX04	$114,058.24	Not Applicable	6.250%	xx	XX/XX/XX04	Financial Hardship	The review of updated title report datedXX/XX/XX18, the subject mortgage was originated on xx, with xx. which was recorded on xx. The chain of assignment is completed. The last assignment was done from xx to xx which was recorded onxx. There is an open senior mortgage against the subject property which was originated on xx in the favor of xx. for the amount of xx which was recorded on xx. There is a junior mortgage open against the subject property which was originated on xx in the favor of xx for the amount of xx which was recorded on xx. There are four open state tax liens were against the borrower in the favor of xx for the total amount of xx. There are two open civil judgments were against the borrower in the favor of xx. for the amount ofxx. There are two civil judgments were open against the borrower in the favor of xx for the amount of xx. The 2017 combined annual taxes have been paid in the amount of $xx. No prior year delinquent taxes has been found.	The review of payment history as ofXX/XX/XX18, shows that the borrower is currently delinquent for 30 days and the next due was 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to due date of 1XXX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per modification dated xx.	Collections Comments:The review of servicing comments shows that the loan is active in collections and the next due was 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to due date of 1XXX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The loan has been modified once since origination. The borrower has been making payment as per modification datedXX/XX/XX04. As per the modified terms, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 6.250% beginning from 6XX/XX14. The new maturity date reflects asxx. There is no foreclosure activity found in collection comments. The borrower had filed bankruptcy under xx with the case#xxx on xx. The plan was confirmed onXX/XX/XX14. As per xx plan which was filed on 6XX/XX14, the debtor will pay the trustee xxx0 per month. The modified xx plan was filed on XX/XX/XX14, the debtor will pay the xx trustee xx per month. However, the modified plan proposes to change payment to Trustee from xx per month to xx per month. The POC was filed by the creditor xx. on xx with the claim amount of xx and arrearage of xx. The motion to dismiss the case which was filed on xx shows that the motion to dismiss is granted and this case is hereby dismissed. However, there are no further details available for case dismiss. The comment dated XX/XX/XX17, the borrower intends to retain the property. As per the BPO report datedXX/XX/XX17, the subject property was owner occupied and appears to be in average condition. No damage or repair has been found to the subject property. The recent BPO report and comments are unavailable.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx. The plan was confirmed on xx. As per xx plan which was filed on 6XX/XX14, the debtor will pay the trustee xxx0 per month. The modified xx plan was filed on XX/XX/XX14, the debtor will pay the xx trustee xx per month. However, the modified plan proposes to change payment to Trustee from xx per month to xx per month. The POC was filed by the creditor xx. on xx with the claim amount of xx and arrearage of xx. The motion to dismiss the case which was filed on 1XXX/XX17 shows that the motion to dismiss is granted and this case is hereby dismissed. However, no further details are available for case dismiss.	This modification agreement was made between the lender xx. and the borrower xx on xx. As per the modified terms, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 6.250% beginning from 6XX/XX14. The new maturity date reflects as xx.	Credit Application	Field: Borrower #2 First Name Loan Value: Not Applicable Tape Value: XXXX |---| |----| Comment: As per note, borrower #2 first name is Not applicable, however, tape data reflects XXXX. Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: Not Applicable   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note, Borrower #2 last name is not applicable, however, tape data reflects XXXX.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XXX/XX95   Tape Value: 6XX/XX04   Variance: 3380 (Days)   Variance %:    Comment: As per note, the first payment date is XXX/XX95, however, tape data reflects 6XX/XX04.&#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated; however, tape data reflects REO active No.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 354   Tape Value: 360   Variance: -6   Variance %: -0.02%   Comment: As per note, loan original maturity term is 354, however, tape data reflects 360.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 89%   Tape Value: 80%   Variance:    Variance %: 8.87%   Comment: As per appraisal report, original CLTV ratio is 88.865%, however, tape data reflects 80.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmmm21   Tape Value: 21C21C99999999876MMMMMMM   Variance:    Variance %:    Comment: As per payment history, the string reversed is mmmmmmmmmm21; however, tape data reflects 21C21C99999999876MMMMMMMM.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: No discrepancy. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The subject mortgage was originated on xx and recorded on xx
The updated title datedXX/XX/XX18 shows there is an active mortgage prior to the subject Mortgage, in the favor of xx recorded on xx for the amount of xx.
Final HUD-1 shows payoff in the amount of xx. However, the name of lender is unavailable.
 No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the updated title report Subject mortgage is on second lien position as there is a Senior mortgage in the amount of xx originated on xx. The Subject mortgage was originated on xx in the amount of xx
* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX17 toXX/XX/XX18. However, we required complete 24 months comment history. The comment history is missing from XXX/XX16 toXX/XX/XX17."	* Application Missing (Lvl 2) "Final application along with the transmittal summary are missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88205137	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$15,414.20	$10,533.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Unavailable	xx	8.500%	xx	xx	xx	xx	xxX	HELOC	Revolving	12	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX08	$700,000.00	Not Applicable	6.250%	xx	XX/XX/XX08	Financial Hardship	The review updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with the (lender) xx and the (borrower) xx in the amount of xx, which was recorded on xx. There is a junior mortgage in the amount of xx as well as in the favor of xx which was originated on xx.
The chain of the assignment is has not been completed. Currently, the assignment is from xx to xx which was recorded on xx. The assignment is missing to xx.
2017 county annual taxes are due in the amount of $xx.
2017 city annual taxes are delinquent in the amount of $xx
2016 county annual taxes are delinquent in the amount of $xx.
2015 county annual taxes are delinquent in the amount of $xx.

The review of the payment history shows that the borrower is currently delinquent for 12 months and the next due date for payment is XXX/XX17. The last payment date is not available. The UPB is stated in the payment history in the amount of xx. The Current P&I is xx and PITI is xx, with the interest rate of 6%. Currently, the borrower has been making the payments as per Note.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date is XXX/XX17. The borrower had filed the bankruptcy under xx with the case # xx on xx. The plan was confirmed on xx. The POC was filed on xx with the amount of claim xx and the amount of arrearage is not available. As per xx plan, the debtor shall pay xxx for the period of 60 months. The date of last filing bankruptcy was XX/XX/XX17. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down. The review of the payment history shows that the borrower is currently delinquent for 12 months and the next due date for payment is XXX/XX17. The last payment date is not available. The UPB has not been stated in the payment history in the amount of xx. The Current P&I is xx and PITI is xx, with the interest rate of 6%. Currently, the borrower has been making the payments as per Note. Comment dated XXX/XX18 reflects that as per inspection report dated XXX/XX18, the subject property is vacant. The BPO report dated 8XX/XX17 shows that, the normal repairs needed for paint, flooring, appliances, and roof. The estimated cost of repairs has not been mentioned. The subject property As-Is sales price is xx and the property is in good condition. The modification agreement was made onxx between the (borrower)xx and the (lender) xx. The reason for default is not found. No post close foreclosure activity has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the case # xx on xx. The plan was confirmed on xx. The POC was filed on xx with the amount of claim xx and the amount of arrearage is not available. As per xx plan, the debtor shall pay xxx for the period of 60 months. The date of last filing bankruptcy is XX/XX/XX17. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. No comments pertaining to a cram down have been found.
The modification agreement was made onXX/XX/XX08 between the (borrower) xx and the (lender) xx. As per the modified terms, the new unpaid principal balance is xx.The first payment date was due on 8XX/XX08 at the interest rate of 6.25% with modified P&I of xx. The new maturity date is xx. There is no provision for the balloon payment and it has no modification steps.	Right of Rescission Credit Application Final Truth in Lending Discl.	Field: Borrower #1 Middle Name Loan Value: Not Applicable Tape Value: XXXX |---| |----| Comment: No discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX07   Tape Value: 8XX/XX08   Variance: 306 (Days)   Variance %:    Comment: The review of mod doc shows that, the first pay date isXX/XX/XX07 . However the tape shows that 8XX/XX08.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: Unavailable   Tape Value: 7XX/XX18   Variance:    Variance %:    Comment: No Discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The review of Note shows that, the loan amortization type is fixed. However the tape shows that ARM   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 191   Tape Value: 180   Variance: 11   Variance %: 0.06%   Comment: Loan original maturity term month is 191. However, the tape reflects 180.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: The review of payment history shows that, the payment history string is 444444444444. However the tape shows that 999999999999998.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 899999999999999999999999   Variance:    Variance %:    Comment: The review of payment history shows that, the reversed payment history string is 444444444444. However the tape shows that 899999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: Not Applicable   Tape Value: 2.0%   Variance:    Variance %:    Comment: The review of note shows that, rate adjustment cap percent is not applicable . However the tape shows that 2%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: 38018   Tape Value: 38138   Variance:    Variance %:    Comment: The review of Note shows that, the property postal code is 38018. However the tape shows that 38138.&#xxD;   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Initial Cap Percent Loan Value: Not Applicable Tape Value: 2.0% Variance: Variance %: Comment: The review of note shows that, rate adjustment cap percent is not applicable . However the tape shows that 2%.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 3) "2017 city annual taxes are delinquent in the amount of xx.
2016 county annual taxes are delinquent in the amount of xx.
2015 county annual taxes are delinquent in the amount of xx. Total delinquent taxes in the amount of xx needs to be paid off."
* Property is Vacant (Lvl 3) "Collection Comment dated XXX/XX18 reflects as per property inspection completed on XXX/XX18, the subject property is vacant but, available property inspection report dated 8XX/XX17 shows, subject property found to be occupied and secured."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR document is missing in the loan file."
* Application Missing (Lvl 2)     "Final application along with the transmittal summary are missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan file."
																																																																																								* Property Damage (Lvl 2) "The BPO report dated 8XX/XX17 shows that, the normal repairs needed for paint, flooring, appliances, and roof. The estimated cost of repairs is not mentioned."	* XXX State Regulations Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	No Result	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7614123	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,253.35	9XX/XX21	xx	No	Bankruptcy	xx	xx	$0.00	No	xx	xx	xx	8.150%	xx	xx	xx	xx	xxX	Conventional	Fixed	60	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$248,251.81	$32,385.24	6.000%	xx	XX/XX/XX14	Financial Hardship	As per the review of updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with the lender xx in the amount of xx. The chain of the assignment is complete has been completed. The last assignment was done from xx to xx, which was recorded onXX/XX/XX16. There is one an active xx against the borrower xx in the favor of xx in the amount of xx, which was recorded on xx. The county taxes for the year 2017 are have been paid in the amount of $xx and school taxes for the year 2017/2018 are have been paid in the amount of $xx.48. No prior years delinquent taxes are have been found.	Review of the updated payment history provided, reveals that the borrower has been the delinquent fromXX/XX/XX15 to till date. The delinquency has been done for more than 36 months. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for the due date of XX/XX/XX14. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is in active bankruptcy and the payment is due forXX/XX/XX15. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied to the due date XX/XX/XX14. The current unpaid principal balance is in the amount of xx. The loan has been modified once since origination on xx between the borrower xx with the Lender xx. The new principal balance per modification is in the amount of xx consisting of unpaid principal of xx, accrued but unpaid interest of xx and unpaid fees or advances which includes taxes and insurance in the amount ofxx. The borrower has made a promise promises to pay monthly P&I of xx at the interest of 6.000%. The payments begin atXX/XX/XX14 and the stated maturity date of xx. The reason for default is decreased income due to the borrower lost their job. The foreclosure was initiated and was referred to an attorney on XXX/XX16. The foreclosure complaint was filed with case#xx on xxx. The default judgment was entered on XX/XX/XX16 and the writ of execution was filed on XXX/XX17. The sheriff sale was filed and continued until xx. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with Case# xx on xx and the plan was confirmed on 8XX/XX17. The foreclosure is still on hold. No further information is available. As per BPO report by Single Source datedXX/XX/XX17, the subject property is in average condition and was occupied by the owner. The As-Is listed price is in the amount of xx.
Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated and was referred to an attorney on XXX/XX16. The foreclosure complaint was filed with case#xx on xx. The default judgment was entered on xx and the writ of execution was filed on XXX/XX17. The sheriff sale was filed and continued untilXX/XX/XX17.  The foreclosure was put on hold because the borrower had filed bankruptcy under xx with Case# xx on xx and the plan was confirmed on xx. The foreclosure is still on hold. No further information is available.
Bankruptcy Comments:As per PACER report, the borrower had filed bankruptcy under xx with Case# xx on xx and the plan was confirmed on 8XX/XX17. The borrower has to pay xx for the first 09 months and then xx fromXX/XX18 toXX/XX22. The POC was filed on xx by the creditor for the claim amount of xx and the amount of arrearage is in the amount of xx. The total payment is in the amount of xx. Motion for relief from automatic stay was filed on 9XX/XX17.	The loan has been modified once since origination on 5XX/XX14 between the borrower xx with the Lender xx. The new principal balance per modification is in the amount of xx consisting of unpaid principal of xx, accrued but unpaid interest of xx and unpaid fees or advances which includes taxes and insurance in the amount ofxx. The borrower has promises to pay monthly payment of xx with the rate of interest at 6.00% in the reduction period untilXX/XX/XX18 and then monthly P&I starts fromXX/XX/XX19 of xx at the interest of 6.000%. The payments begin atXX/XX/XX14 and the stated maturity date of xx.	Credit Application	Field: First Payment Date Loan Value:XX/XX/XX07 Tape Value:XX/XX/XX14 |---| 2744 (Days) |----| Comment: As per Note document first payment data isXX/XX/XX07 however data provided isXX/XX/XX14. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 252   Tape Value: 162   Variance: 90   Variance %: 0.56%   Comment: As per Note document loan maturity term is 252 however tape data shows 162.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX19   Variance:    Variance %:    Comment: This modification does not have steps. Hence, it is not applicable. However, tape data showsXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Not Applicable   Tape Value: 5.1%   Variance:    Variance %:    Comment: This modification does not have steps. Hence, it is not applicable. However, tape data shows 5.097% as mod step 1 rate. . &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxx   Variance %: 0.00%   Comment: As per Note document original balance is xxX however tape data shows xxX&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: As per Note document original P&I is xx. however tape data shows xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 9.99999999999999E+23   Variance:    Variance %:    Comment: As per payment history string is 444444444444. However, tape data shows 9999999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444. However, tape data shows 9999999999999999.   Tape Source: Initial   Tape Type:
Field: Property Postal Code Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: As per note, property postal code is XXXX. However, tape data shows XXXX. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* Application Missing (Lvl 2)     "Final application along with the transmittal summary are missing from the loan file.
.."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL  Loan Data: xx  Comparison Data: xx Variance: -xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data: xx  Comparison Data: xx  Variance: xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

TILA APR Test: FAIL  Loan Data: xx  Comparison Data:xx Variance: -xx
This loan failed the TILA APR test.
The annual percentage rate (APR) is xx. The disclosed APR of xx is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

GSE (xx Points and Fees Test: FAIL  Loan Data: xx  Comparison Data: xx  Variance: xx
This loan failed the predatory lending guidance test due to one or more of the following findings: The loan failed the allowable points and fees test.
This loan failed the points and fees test. (nxx)
The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxx0

GSE (xx public guidelines) Points and Fees Test: FAIL Loan Data: xx  Comparison Data: xx  Variance; +xx
This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the points and fees test.
This loan failed the points and fees test. (xx Industry Letter XX/XX/XX09)
The points and fees charged to the borrower exceed 5% of the mortgage amount, or xxx0 for mortgage amounts of xxx00 or less."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per updated title report dated XXX/XX18, There is one active Federal Tax Lien against the borrower xx in the favor of xx in the amount of xx, which was recorded on xx."		Moderate	Pass	Fail	No Result	Not Covered	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63612373	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,981.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	53.112%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$158,076.58	Not Applicable	3.360%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated onxx withxx
The chain of assignment is incomplete. The chain of assignment is with xx. However, the chain of assignment is should be withxx
No active judgments or liens are found pending.
Annual combined taxes are in the amount of $xx.
2017 combined annual taxes are paid till XX/XX/XX17 for the amount of $xx.
No prior years delinquent taxes are found pending.
Review of updated payment history shows that the subject loan is delinquent for +60 days.
The last payment was received in the amount of xx on XX/XX/XX17 for the due date of XX/XX/XX17 & the next due date is 1XXX/XX17.
The unpaid principal balance as of the date is xx.
Collections Comments:Borrower has filed Bankruptcy under xx on xx with the case#xx & the plan was confirmed on XX/XX/XX15 and date of last filing is XX/XX/XX17. According to the xx plan, debtor shall pay xx monthly for 36 months. Borrower is currently on active bankruptcy.
Loan modification was made on xx with the new principal balance of xx with the monthly fixed rate of 3.360% and the new modified P&I of xx and the 1st payment begins from XXX/XX14 to the new maturity date of xx.
Review of updated payment history shows that the subject loan is delinquent for 60 days.
The last payment was received in the amount of xx on XX/XX/XX17 for the due date of XX/XX/XX17 & the next due date is 1XXX/XX17.
The unpaid principal balance as of the date is xx.
Available servicing comments from XX/XX/XX04 till XX/XX/XX17 state that the loan is in active bankruptcy (If BK filed and its active) and payments are 60 plus days delinquent.  Borrower’s  ability seems low as he/she is struggling to make payments since XX/XX/XX17. looking an affordable plan like modification or forbearance to make the loan current. Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current. Borrower’s  contact is established.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed Bankruptcy under xx on xx with the case#xx & the plan was confirmed on xx and date of last filing is XX/XX/XX17. According to the xx plan, debtor shall pay xx monthly for 36 months. Borrower is currently on active bankruptcy.	Loan modification agreement was made between borrower xx and xx on effective date of xx with the new principal balance of xx to a step modification and the rate was starting from 2.360 % and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX14 with a new maturity date of xx. The rate changes in 4 steps ending at 5.250%.
Origination Appraisal Mortgage Insurance Good Faith Estimate	Field: Age of Loan Loan Value: 87 Tape Value: 40 |---| 47 |----| 1.18% Comment: Age of loan is 87 therefore tape data show 40. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX14   Tape Value: 6XX/XX14   Variance: 146 (Days)   Variance %:    Comment: As per mod doc date of last modification is XX/XX/XX14 therefore tape data show XX/XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortisation type is Step therefore tape data show Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX14   Tape Value: XXX/XX18   Variance: 1461 (Days)   Variance %:    Comment: As per mod Step 1 date is XX/XX/XX14 therefore tape data show XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.4%   Tape Value: 4.4%   Variance:    Variance %: -2.00%   Comment: As per mod Step 1 rate is 2.360% therefore tape data show 4.360%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX19   Variance: 730 (Days)   Variance %:    Comment: As per mod Step 2 date is XX/XX/XX17 therefore tape data show XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.4%   Tape Value: 5.3%   Variance:    Variance %: -1.89%   Comment: As per mod Step 2 rate is 3.360% therefore tape data show 5.250%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX14   Tape Value: 6XX/XX14   Variance: 92 (Days)   Variance %:    Comment: As per mod first payment date is XX/XX/XX14 therefore tape data show XX/XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 222222222222   Tape Value: 322222222222221211111211   Variance:    Variance %:    Comment: As per payment history payment string is 222222222222 therefore tape data show 322222222222221211111211.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222222222222   Tape Value: 112111112222222222222223   Variance:    Variance %:    Comment: As per payment history payment string reversed is 222222222222 therefore tape data show 112111112222222222222222223.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per mod principle balance is xx therefore tape data show xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX53   Tape Value: 6XX/XX40   Variance: -4656 (Days)   Variance %:    Comment: As per mod maturity date is XX/XX/XX53 therefore tape data show XX/XX/XX40.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 513 Tape Value: 466 Variance: 47 Variance %: 0.10% Comment: As per mod total term including mod extension is 513 therefore tape data show 466. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "LTV exceeds more than 80% and MI certificate is required; however, MI certificate missing from the loan file."
* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from XX/XX/XX15 to XX/XX/XX17; however, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."	* Missing Appraisal (Lvl 2) "Appraisal report at the time of origination is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is incomplete. The latest assignment of mortgage is with xx. However, it should be with "xx.""
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good faith estimate is missing from the loan file."		Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82012131	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$6,575.55	8/XX/XX21	Not Applicable	No	Bankruptcy Filing	xx	xx	Not Applicable	No	xx	Not Applicable	xx	2.000%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	36.743%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$614,267.26	$133,234.57	2.000%	xx	XX/XX/XX15	Financial Hardship	As the review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with the (lender)xx
Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded on xx instead of xx
There is one junior mortgage against the borrower originated on xx with the xx. in the amount of xx, which was recorded on XX/XX/XX06.
There are no active liens and judgment against the borrower.
1st  installment county taxes for the year 2017-2018 are paid in the amount of $xx and 2nd  installment county taxes for the year 2017-2018 are due in the amount of $xx
No prior years of delinquent taxes are found.
As per the review of the payment history, the borrower has been delinquent for 14 months the next payment due was XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to the due date of XX/XX/XX16. The UPB is reflected in the payment history in the amount of xx. The current P&I is xx and PITI is xx.
Collections Comments:The loan is currently in active bankruptcy and the next payment due was XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to the due date of XX/XX/XX16.
The borrower had filed bankruptcy under xx with the Case#xx on xx. The Plan was confirmed on XX/XX/XX17. The debtor shall pay the trustee in the amount of xx per month for the period of 60 months total in the amount of xx.The motion for relief from stay was not filed.

As per comment dated XX/XX/XX16, the reason for default is the borrower left country 5 months ago and could not return he is not physically allowed back into the U.S. As per recent comments, its excessive obligation.
The foreclosure was initiated and referred to an attorney. However, the borrower had filed bankruptcy under xx with the case #xx on xx and the foreclosure put on hold.
The loan was modified on xx.  The borrower is making payment as per Modification.
As per comment dated XX/XX/XX17, the subject property is owner-occupied.
No comments were indicating damage and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx. However, the borrower had filed bankruptcy under xx with the case # xx on xx and the foreclosure put on hold.
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with the Case#xx on xx. The Plan was confirmed on xx. The debtor shall pay the trustee xx per month for month 1 through 3 and payments of xx per month for months 4-57. The base plan amount is xx. The POC was filed on xx with its amount xx and the amount of arrearage is xx.	This Step modification agreement was signed between the borrower xx and xx, on xx.
The Unpaid principal Balance is xx. The borrower promises to pay an interest rate of 2.00% which steps up in 3 steps ending at 3.860%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX15. The maturity is dated xx.
Field: Age of Loan Loan Value: 130 Tape Value: 16 |---| 114 |----| 7.13% Comment: As Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX15   Tape Value: 8XX/XX15   Variance: 128 (Days)   Variance %:    Comment: As per Modification, last modification date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Modification amortization type is Step. However, tape data reflects it as Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX15   Tape Value: 5XX/XX18   Variance: 1096 (Days)   Variance %:    Comment: As per Modification step, 1 date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per Modification, modification step 1 rate is 2.00%. However, tape data reflects it as 3.00%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 5XX/XX18   Tape Value: 5XX/XX19   Variance: 365 (Days)   Variance %:    Comment: As per Modification step, 2 date is XX/XX/XX18. However, tape data reflects it as XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.9%   Variance:    Variance %: -0.86%   Comment: As per Modification, modification step 2 rate is 3.00%. However, tape data reflects it as 3.860%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 4XX/XX15   Tape Value: 8XX/XX15   Variance: 122 (Days)   Variance %:    Comment: As per Modification step, 1 payment date is XX/XX/XX15. However, tape data reflects it as XX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999987654321000000   Variance:    Variance %:    Comment: As per payment history, the string is 44444444444. However, tape data reflects it as 99999999765432100000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000123656789999999999   Variance:    Variance %:    Comment: As per payment history, the reversed string is 44444444444. However, tape data reflects it as 000000123656789999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.28%   Comment: As per modification stated principal balance is xx. however, tape data reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: ENCINO   Variance:    Variance %:    Comment: As per updated title, the county is los angles. Tape reflects Encino.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per Hud-1, the purpose of transaction is refinance. Tape reflects as Cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX51   Tape Value: XXX/XX36   Variance: -5510 (Days)   Variance %:    Comment: As per Modification maturity date is XX/XX/XX51. However, tape data reflects it as XX/XX/XX36.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 541 Tape Value: 427 Variance: 114 Variance %: 0.27% Comment: As per Modification, the total term including mod. Extensions are 541. However, tape data reflects it as 427.&#xxD; Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Issue with the legal description or recorded instrument (Lvl 2)     "As per Legal Description mentioned in Grant Deed reflects as “xx”. However, In Mortgage and Final Title Policy legal description shows, “ xx”."
* Title Review shows break in assignment  (Lvl 2)     "Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded oXX/XX/XX/XX14 instead of xx"
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirmed from the lender's provided documents."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Note, note date is XX/XX/XX05. However, in HUD-1 settlement date shows XX/XX/XX05, therefore settlement date is different from the note date."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43409974	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,097.49	7XX/XX21	xx	Yes	Loss Mitigation	xx	xx	$0.00	No	xx	Not Applicable	xx	10.074%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$102,937.20	$9,433.21	2.000%	xx	XX/XX/XX16	Financial Hardship	As per the review of updated title datedXX/XX/XX18, the subject mortgage was originated on xx with lender xx. in the amount of xx which was recorded on xx. The chain of assignment is complete. The last assignment was from xx. to xx, which was recorded on xx. There are HOA liens agaisnt the borrower, in the favor of xx, which is in the total amount of $xx. Those liens were recorded after the origination of the subject mortgage. Property details are not given in the lien. The subject property is located in the non-superlien state. There is a U.S. district Court judgment against the mortgager xx" ,in favor of xx, which was recorded onXX/XX/XX11. The amount of judgment is $xx There is one open civil judgment against the borrower, in the favor of xx, which was recorded onXX/XX/XX16. The amount of judgment is $xx.
The Annual combined taxes for 2017 are paid in the total amount of $xx. No prior year delinquent taxes found.	As per the review of payment history dated XXX/XX18, the borrower is delinquent for 30+ days and is next due for 1XXX/XX17. The UPB reflected in the payment history is in the amount of xx. The last payment was received on 1XXX/XX17 in the amount xx which was applied to 9XX/XX17. The payment details for the due date of 1XXX/XX17 and 1XXX/XX17 is missing. The current P&I is xx and PITI is in the amount of xx.	Collections Comments:The loan is in active bankruptcy and is next due for 1XXX/XX17. The latest 12 months of payment history shows that the borrower is current on the loan.The review of the payment history shows that the last payment was received on 1XXX/XX17 in the amount xx which was applied to 9XX/XX17. The payment details for the due date of 1XXX/XX17 and 1XXX/XX17 is missing. The UPB reflected in the payment history is in the amount of xx.
The reason for default is a curtailment of income and borrower's intention is to keep the property.
The loan has been modified twice since origination. The borrower has been making payments as per the recent modification agreement made on xx. As per the modified terms,  the lender had decreased (forgiven) xx of the unpaid principal balance due, which was in the amount of xx; however, comment datedXX/XX/XX16 state that forgiveness amount is xx.
The foreclosure proceedings were initiated in 2013. The file was referred to an attorney on 8XX/XX13. The process had gone upto the sale date, which was scheduled for  XX/XX/XX13; However, it was canceled on XX/XX/XX13 due to loss mitigation efforts and the file was put on hold. No further activity was found related to foreclosure.
The borrower had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed onXX/XX/XX17.
No recent BPO was found to determine the condition and occupancy of the subject property.

Foreclosure Comments:The foreclosure proceedings were initiated in 2013. The file was referred to an attorney on 8XX/XX13. The process had gone upto the sale date, which was scheduled for XX/XX/XX13; However, it was canceled on XX/XX/XX13 due to loss mitigation efforts and the file was put on hold. No further activity was found related to foreclosure. Currently, the loan is active in bankruptcy.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed onXX/XX/XX17. The POC was filed for the secured claim of xx and the arrearage is in the amount of xx.	The loan was modified with an effective dateXX/XX/XX16 between the borrower ""xx" and "xx"and Servicer "xx.".
As per the modified terms, the unpaid principal balance due was xx of which the lender had decreased(or forgiven ) xx unpaid amount. so, the new principal balance per modification is in the amount ofxx. xx of the new principal balance shall be deferred and the borrower will not pay interest or make monthly payments on this amount. Hence, the interest bearing amount is xx. The loan was modified with 4 steps. The borrower promises to pay interest bearing amount of xx with step interest rate starting at 2.00% and pay P&I in the amount of xx starting from XXX/XX16 untill the maturity date xx.	Credit Application	Field: Age of Loan Loan Value: 119 Tape Value: 22 |---| 97 |----| 4.41% Comment: Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: XXXX   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Review of the latest comment history shows that the subject property is occupied by unknown; however, the tape reflects as Owner occupied.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prior comment history shows the foreclosure proceedings; However, no recent activity was found related to foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value: XXX/XX16   Variance: 20 (Days)   Variance %:    Comment: As per the modification agreement, the doc. date isXX/XX/XX16; however, the tape reflects as XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the recent modification agreement, loan amortization type is Step; however, the tape reflects as Fixed.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321212222211   Tape Value: 222222222122214321101100   Variance:    Variance %:    Comment: As per the review of latest 12 months payment history, the payment history string is 321212222211; However, the tape reflects as xxxxx22222222221433221&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112222212123   Tape Value: 001101123212221222222222   Variance:    Variance %:    Comment: As per the review of latest 12 months payment history, the payment history string received is 112222212123; However, the tape reflects as 001101123212222122xxx.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.10%   Comment: As per the modification agreement datedXX/XX/XX16, the principal balance is xx; however, the tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Final 1003 is missing in the loan file; hence , the Purpose of refinance is unable to determine.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX51   Tape Value:XX/XX/XX23   Variance: -10330 (Days)   Variance %:    Comment: In accordance with recent modification agreement made onXX/XX/XX16, the new ma   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 521 Tape Value: 424 Variance: 97 Variance %: 0.23% Comment: As per the recent modification agreement made onXX/XX/XX16, the total term of the loan as 424; however, the tape reflects as 521. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was recently modified onXX/XX/XX16. The review of the loan modification agreement and the modification worksheet available along with it (xx) shows that the lender had forgiven xx of the unpaid principal balance, which exceeds 2% of the modified amount of xx."	* Active Judgment Against Borrower (Lvl 3) "As per updated title review, there is a judgment filed against borrower by U.S. district court and plaintiff name shows as USA. The lien/judgment was recorded on xx in the amount of xx which is higher than the loan amount. SSN is not provided in the judgment document to confirm is that judgment is against subject borrower or not."	* Title Review shows break in assignment (Lvl 2) "Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded on XXX/XX14 instead of xx."
* Foreclosure Delay or Contested (Lvl 2)     "As per the prior comment history located at "xx", the foreclosure proceedings were contested or delayed due to title defect.
Comment datedXX/XX/XX13, title defect was due to active prior liens. Comment datedXX/XX/XX13 states that the above title defect was resolved."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
																																																																																								* Application Missing (Lvl 2) "Final 1003 along with transmittal is missing in the loan file."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13269234	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$738.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$111,004.21	Not Applicable	3.463%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx.
The chain of assignment is complete as the subject mortgage is with current assignee (xx) and it was recorded on xx.
No active judgments or liens are found pending.
Annual taxes are in the amount of $xx
2017 annual combined taxes are paid till XX/XX/XX17 for the amount of $xx.
No prior years delinquent taxes are found pending.	Provided payment history as of XXX/XX18, reveals that the loan is delinquent for 4 months. Next payment is due on 9XX/XX17. The borrower is not making regular payments as per loan modification. The last payment of 8XX/XX17 was received onXX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.
Collections Comments:Loan is in active bankruptcy. Provided servicing comments dated from XX/XX/XX15 to 1XXX/XX17 reveals that the loan is delinquent for 4 months. Next payment is due on 9XX/XX17. The borrower is not making regular payments as per loan modification. The last payment of 8XX/XX17 was received onXX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.
As per servicing comments states that the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The borrower's intention is to keep the subject property. The loan is modified twice since modification. The last loan modification was made on xx.
No foreclosure was intended in the loan. The borrower has filed bankruptcy under xx with case # xx and it was recorded on xx and the plan was confirmed on XX/XX/XX17.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xx and it was recorded on xx and the plan was confirmed on XX/XX/XX17.
As per amended xx plan the debtor shall pay to the trustee the sum of amount of xx per month for 60 months. The estimated amount of arrearage to be paid by the debtor for property is xx.
Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx.

Loan Modification agreement was made between borrower xx and xx was effective on date xx and with a new principal balance of xx to a step modification and the rate was starting from 3.463 % and borrower had given promise to pay P&I in the amount of xx beginning from 5XX/XX15 with a new maturity date of xxx. The rate changes in 3 steps ending at 5.250%.
As per loan modification agreement dated xx, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance ofxx.
Mortgage Insurance	Field: Age of Loan Loan Value: 97 Tape Value: 25 |---| 72 |----| 2.88% Comment: Age of loan is 97. However, the tape data shows as 25. Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: XXXX   Tape Value: S   Variance:    Variance %:    Comment: Borrower #1 middle name is XXXX. However, the tape data shows as S.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX15   Tape Value: 8XX/XX15   Variance: 116 (Days)   Variance %:    Comment: Doc date of last modification is 4XX/XX15. However, the tape data shows as 8XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX15   Tape Value: 5XX/XX18   Variance: 1096 (Days)   Variance %:    Comment: Mod step 1 Date is 5XX/XX15. However, the tape data shows as 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.5%   Tape Value: 4.5%   Variance:    Variance %: -1.00%   Comment: Mod step 1 date is 3.463%. However, the tape data shows as 4.463%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 5XX/XX18   Tape Value: 5XX/XX19   Variance: 365 (Days)   Variance %:    Comment: Mod step 2 date is 5XX/XX18. However, the tape data shows as 5XX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 4.5%   Tape Value: 5.3%   Variance:    Variance %: -0.79%   Comment: Mod Step 2 Rate is 4.463%. However, the tape data shows as 5.250%.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 5XX/XX15   Tape Value: 8XX/XX15   Variance: 92 (Days)   Variance %:    Comment: Modification first payment date is 5XX/XX15. However, the tape data shows as 8XX/XX15.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432132234444   Tape Value: 433226623222221121000000   Variance:    Variance %:    Comment: Payment string is 432132234444. However tape data shows as 433226623222222221121000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432231234   Tape Value: 000000121222222326632334   Variance:    Variance %:    Comment: Payment history string is reversed to 444432231234. However, the tape data shows as 0000012122222222326632334.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: Principal balance stated in mod is xx. However, the tape data shows as xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX55   Tape Value: 7XX/XX39   Variance: -5753 (Days)   Variance %:    Comment: Stated maturity date is 4XX/XX55. However, the tape data shows as 7XX/XX39.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 549 Tape Value: 477 Variance: 72 Variance %: 0.15% Comment: Total term including Mod.Extensions is 549. However, the tape data shows as 477. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per loan modification agreement dated xx, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx."	* MI, FHA or MIC missing and required (Lvl 3) "MI certificate is missing from the loan file. However, LTV exceeds 80%. Hence MI certificate is required."
* Amount of title insurance is less than mortgage amount (Lvl 3)     "As per final title policy the loan amount is xx. However, the amount of insurance is xx which is less than the given loan amount."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx."
																																																																																							* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX15 to XX/XX/XX17; We require latest 24 months comments history; However, collection comments are missing from XX/XX/XX17 to XX/XX/XX17."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is incomplete. The chain of assignment is with xx. However, the chain of assignment is should be with the current assignee xx."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39605009	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	8.663%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of Updated Title Report datedXX/XX/XX18 shows the subject mortgage was originated on xx which was recorded on xx with xx.
Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded onxx/xx/xx17 instead of xx
No active judgments or liens are found.
As per Property Tax Assessment annual tax amount is $0.00
Review of updated Payment History shows that the subject loan is delinquent for 5 months. the next due date is XX/XX/XX17. The last payment was received on 6XX/XX17 , The unpaid principal balance as of XX/XX/XX18 is xx and current interest rate is xx%.	Collections Comments:Loan is currently in active Bankruptcy.
Borrower has filed Bankruptcy under xx on  xx with the case#xx & the plan was confirmed on 9XX/XX17.
Review of updated Payment History shows that the subject loan is delinquent for 5 months. the next due date is XX/XX/XX17. The last payment was received on 6XX/XX17 , The unpaid principal balance as of XX/XX/XX18 is xx and current interest rate is 8.662%.
No evidence of post closing Foreclosure is found.
Latest exterior inspection report dated XX/XX/XX17 verifies subject property is single family occupied with no damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed Bankruptcy under xx on  xx with the case#xx & the plan was confirmed on 9XX/XX17.
According to the xx plan, debtor shall pay xx monthly for 60 months. Loan is currently in active Bankruptcy.
As per Voluntary petition schedule D amount of claim is xx, value of collateral that supports this claim is xx hence unsecured portion is xx
Not Applicable	Credit Application Mortgage Insurance	Field: Borrower #1 Middle Name Loan Value: XXXX Tape Value: N |---| |----| Comment: As per Note borrower middle name is XXXX , however tape data indicate N Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per available document Mod doc not found , however tape data indicate no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443212110000   Tape Value: 544322110000000000000000   Variance:    Variance %:    Comment: As per payment history document string is 443212110000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000011212344 Tape Value: 000000000000000011243445 Variance: Variance %: Comment: As per payment history document reverse string is 000011212344. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per Voluntary petition schedule D amount of claim is xx, value of collateral that supports this claim is xx hence unsecured portion is xx"	* Application Missing (Lvl 2) "Final 1003 (Application) is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded on xx instead of xx"
* LTV or CLTV exceeds 104% (Lvl 2)     "As  per Appraisal report dated xx subject property value is xx and loan amount is xx hence CLTV is grater then 100.00%"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrowers."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the original loan file."		Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67780977	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,496.30	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	6.540%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.802%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$136,645.68	$19,564.49	2.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with the lender “xx” and borrower “xx” which was recorded on xx.
Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded onxx  instead of xx
There are two junior mortgages are open on the subject property.
1) There is a junior mortgage open on the subject property of xx’ in the amount of xx recorded on xx.
2) There is a junior mortgage open on the subject property of ‘xx’ in the amount of xx recorded on xx.
No active judgments and liens are pending against the borrower.
The 2017 year annual taxes are paid in the amount of $xx. No prior year delinquent taxes are found. The 2018 year annual taxes are due in the cumulative amount of $xx.	The Payment History dated XXX/XX18 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for more than 5 months. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 7XX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated xx.
Collections Comments:The Comment History dated XX/XX/XX17 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for more than 5 months. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of 7XX/XX17.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated 1XXX/XX16.
Foreclosure action is not started by the lender yet.
Borrower filed Bankruptcy under the xx Case #xx on xxThe lender also filed POC dated xx and POC amount was xx. As per collections Post petition, the due date is 1XXX/XX17.
As per xx plan dated 1XXX/XX16, the debtor shall pay to the Trustee the sum of xx per month for a period of 60 months.
As per collection comments and the latest BPO dated XX/XX/XX17, property is owner occupied and no damage was found on the subject property. Therefore, no repairs are required.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed Bankruptcy under the xx Case #xx on xx.The lender also filed POC dated xx and POC amount was xx. As per collections Post petition, the due date is 1XXX/XX17.
As per xx plan dated 1XXX/XX16, the debtor shall pay to the Trustee the sum of xx per month for a period of 60 months.	The loan modification agreement was made between xx (borrower) and xx (Servicer) on xx. The first modified payment still due for the date 1XXX/XX16 and the new maturity date will be xx. The new Modified Unpaid Principal Balance is xx. The Deferred Balance is in the amount of xx and the Interest Bearing amount is xx. The modification rate would be 2.00% and modified P&I is xx.
The Loan was modified into 3 steps.
The modification document does not show the years 8 to 40 period rate and P&I in the document.	Field: Age of Loan Loan Value: 110 Tape Value: 10 |---| 100 |----| 10.00% Comment: The age of loan is 110 months , however tape reflects as 10 months. Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Original note document states the borrowers last name as XXXX, however, tape reflects as XXXX.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: The modification dated XX/XX/XX16 states the principal amount of xx and interest bearing amount of xx. the deferred amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Origination note states the amortization type as Step, however, tape reflects as Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 430   Variance: -70   Variance %: -0.16%   Comment: Origination note terms is 360 months , however, tape reflects as 430 months.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX21   Variance: 1826 (Days)   Variance %:    Comment: The modification dated XX/XX/XX16 states the step 1 date as XX/XX/XX16, however tape reflects as XX/XX/XX21.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: The modification dated XX/XX/XX16 states the step 1 rate as 2.00%, however, tape reflects step 1 rate as 3%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX21   Tape Value: 1XXX/XX22   Variance: 365 (Days)   Variance %:    Comment: The modification dated XX/XX/XX16 states the step 2 date as XX/XX/XX21, however, tape reflects as XX/XX/XX22.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.5%   Variance:    Variance %: -0.50%   Comment: The modification dated XX/XX/XX16 states the step 2 rate as 3%, however, tape reflects step 2 rate as 3.5%.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 99%   Tape Value: 129%   Variance:    Variance %: -30.14%   Comment: The appraised value is xxX and loan amount is xxXX, hence the CLTV is 99.216%, however tape also reflects the junior loan amount of xxX and hence the CLTV is 129.351%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.76%   Comment: The modified P&I is xx and origination P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.540%   Tape Value: 4.000%   Variance:    Variance %: 2.54%   Comment: Original note rate is 6.54% and modified rate is 4%,   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443213331123   Tape Value: 5543332114999999999999xx   Variance:    Variance %:    Comment: The payment history string is 444112333444, however, tape reflects as 9xx999999999994.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 321133312344   Tape Value: 9xx999999999994112343455   Variance:    Variance %:    Comment: The payment history string is 444112333444, however, tape reflects as 9xx999999999994.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: The modification dated XX/XX/XX16 states the principal amount of xx and interest bearing amount of xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX56   Tape Value: XXX/XX44   Variance: -4567 (Days)   Variance %:    Comment: The modification dated XX/XX/XX16 extended the maturity date to XX/XX/XX56, however tape reflects the origination maturity date of XX/XX/XX44.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s)   Loan Value: Not Applicable   Tape Value: xxX   Variance:    Variance %:    Comment: Junior balance is not reflected in the final title policy, however tape reflects xxX  Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 580 Tape Value: 480 Variance: 100 Variance %: 0.21% Comment: The modification dated XX/XX/XX16 extended the maturity date to XX/XX/XX5, hence the term is 580 months, however tape reflects 480 months. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* Title Review shows break in assignment (Lvl 2) "Chain of the assignment is incomplete. Currently the assignment is with xx, which was recorded onXX/XX/XX16 instead of xx."
																																																																																								* Litigation (Lvl 2) "The comments dated XX/XX/XX17 states the loan is in litigation, There is a issue regarding the change in insurance company for escrow account. it seems the issue has been resolved later."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1563185	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$241.08	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.210%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with lender xx which was recorded on xx.
The chain of the assignment is incomplete. The last assignment was in between xx to xx,  which was recorded on xx however, the missing assignment is to xx.
There is a Civil judgment against the borrower in the amount of xx, in the favor of xx which was recorded on xx.
2017 Combined annual taxes are delinquent in the amount of $xx and which were good thru till XX/XX/XX17.

The review of the payment history reflects that the borrower is delinquent for 2 months.The last payment received date is unable in the payment history. The next payment is due for XX/XX/XX17. The current UPB is xx as reflected in the payment history.
Collections Comments:The review of the servicing comments reveals that the loan is in bankruptcy and the next payment is due for 1XXX/XX17. The last payment received date is unable in the payment history. The next payment is due for XX/XX/XX17. The current UPB is xx as reflected in the payment history.
The reason for default is unemployment/decreased income.
Since origination, there is no modification of the loan.
No information pertaining to foreclosure found.
The borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed on XX/XX/XX13.  The Bankruptcy POC filed on xx and the POC amount is xx and the amount of arrearage is xx
Under xx amended plan, the debtor shall pay to the trustee the sum of xx bi-weekly for 60 months for the total amount of xx. The bankruptcy motion was filed onXX/XX/XX17. The date of the last filing isXX/XX/XX17.
As per collection comment dated 1XXX/XX17 shows the subject property is occupied by the unknown party.
As per inspection report dated 7XX/XX17, the subject property is owner occupied and is in average condition with no damages and repairs found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed on XX/XX/XX13.  The Bankruptcy POC filed on xx and the POC amount is xx and the amount of arrearage is xx.
Under xx amended plan, the debtor shall pay to the trustee the sum of xx bi-weekly for 60 months for the total amount of xx. The bankruptcy motion was filed onXX/XX/XX17. The date of the last filing isXX/XX/XX17.
Not Applicable	Credit Application Mortgage Insurance	Field: Age of Loan Loan Value: 129 Tape Value: 130 |---| -1 |----| -0.01% Comment: Age of Loan is 129; however, the tape reflects that it is 130. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per Collection, the current occupancy is Unknown Party; however, the tape reflects that it is Owner Occupied.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XXX/XX07   Tape Value: 1XXX/XX06   Variance: -31 (Days)   Variance %:    Comment: As per Note, the first payment date is XXX/XX07; however, the tape reflects that it is 1XXX/XX06.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 181   Variance: -1   Variance %: -0.01%   Comment: Loan original maturity term months is 180; however, tape reflects that it is 181.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Since origination, there is no modification of the loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44321323332m   Tape Value: 222222222122111010000000   Variance:    Variance %:    Comment: As per payment history, the string is 44321323332m, however tape data reflects 2222222222122221010000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: m23332312344   Tape Value: 000000010111221222222222   Variance:    Variance %:    Comment: As per payment history, the reversed string is m23332312344, however tape data reflect 000000001011221222222.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 180 Tape Value: 181 Variance: -1 Variance %: -0.01% Comment: Since origination, there is no modification of the loan; however, as per Note, the first payment date is 2 months after settlement date. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available fromXX/XX/XX16 to XX/XX/XX17; however, we require latest 24 months servicing comments. Servicing comments are missing from XXX/XX16 toXX/XX/XX16."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the Updated title report datedXX/XX/XX18, 2017 Combined annual taxes are delinquent in the amount of xx and which were good thru till XX/XX/XX17."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing in the loan files."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment of mortgage is incomplete. The last assignment was made between xx to xx, which was recorded on xx; however, the latest assignment of mortgage should be with xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
																																																																																								* Variation in Parcel number(APN#) (Lvl 2) "The parcel number mentioned on updated title report and appraisal report (located in loan file) is "xx" however, tax assessment report with updated title shows parcel# as "xx"."		Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96506756	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,646.18	5/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.550%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX12	$84,785.62	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx and it was recorded on xx in favor of xx. The chain of the assignment is not complete and the subject mortgage is currently with the xx

There is junior mortgage in the amount of xx in favor of xx which was recorded before the subject mortgage onxx/xx/xx08 (bk/pg- xx); however, the subordination had made and was recorded on xx.

There is one civil judgment against the borrower which was recorded on xx in the amount of xx which is in the favor of xx
The 2017 first installment county taxes are due in the amount of $xx for the due date of XX/XX/XX18.
The 2016 first installment county taxes are paid in the amount of $xx for the due date of XX/XX/XX17.
The 2016 second installment county taxes are paid in the amount of $xxfor the due date of XX/XX/XX17; however, there are no prior delinquent taxes are found.

Review of updated payment history shows that the subject loan is in delinquency for 120+ days. The borrower is not making his monthly payments.The last payment was received onXX/XX/XX17 for the due date of 4XX/XX16 in the amount of xx & the next due date is 6XX/XX16; however the payment for 5XX/XX16 was not reflected in the payment history. The unpaid principal balance reflected as of the date is xx. The borrower is making the payment as per the mod agreement made onXX/XX/XX12.
Collections Comments:The subject loan is in delinquency for 120+ days. The borrower is not making his monthly payments.The last payment was received onXX/XX/XX17 for the due date of 4XX/XX16 in the amount of xx & the next due date is 6XX/XX16; however the payment for 5XX/XX16 was not reflected in the payment history. The unpaid principal balance reflected as of the date is xx.

The borrower is making the payment as per the mod agreement made on xxand as per the MOD a new principal balance is xx  to a step modification and the rate was starting from 2.00% and borrower had given promise to pay P&I in the amount of  xx beginning on 8XX/XX12 with a new maturity date of xx.  The rate changes in 2 steps ending at 5.750%.

The borrower had filed the bankruptcy on xx under xx with the case#xxx and the plan was confirmed on xx. The order confirming plan (doc-67) stated that All property of the estate, as specified by the 11 U.S.C. section 541 and 1306, will continue to be property of the estate following confirmation, unless 1) the plan provides for surrender of the property, or 2) the property is sold pursuant to the plan or court.
Also the latest collection comment dated onXX/XX/XX17 shows that the property is surrendered and the plan was amended to surrender the property and was confirmed on 8XX/XX17 as surrender.
POC was filed on xx which shows the amount of claim as xx and the amount of arrearage is xx.
Schedule D of voluntary petition dated onxx shows that the amount of secured claim without deducting the value of collateral is xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.

Foreclosure Comments:As per the review of available documents and servicing comments, the foreclosure was initiated in the loan the complaint was filed onXX/XX/XX16 and the file was referred to attorney on xx.  The FC was put on hold due to the bankruptcy filed by borrower on 1XXX/XX16. No further details are availble about foreclosure.

Bankruptcy Comments:The borrower had filed bankruptcy dated on 1XXX/XX16 under xx with case no#xx and the amended plan was confirmed on 8XX/XX17. POC was filed on xx which shows the amount of claim as xx and the amount of arrearage is xx.
Schedule D of voluntary petition dated on xx shows that the amount of secured claim without deducting the value of collateral is xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.
The borrower had filed the bankruptcy on xx under xx with the case#xx and the plan was confirmed on xx. The order confirming plan (doc-67) stated that All property of the estate, as specified by the xx, will continue to be property of the estate following confirmation, unless 1) the plan provides for surrender of the property, or 2) the property is sold pursuant to the plan or court.
Also the latest collection comment dated onXX/XX/XX17 shows that the property is surrendered and the plan was amended to surrender the property and was confirmed on 8XX/XX17 as surrender.
The loan was modified with an effective date ofXX/XX/XX12 and a new principal balance is xx to a step modification and the rate was starting from 2.00% and borrower had given promise to pay P&I in the amount of xx beginning on 8XX/XX12 with a new maturity date of xx. The rate changes in 2 steps ending at 5.750%.	Field: Age of Loan Loan Value: 100 Tape Value: 46 |---| 54 |----| 1.17% Comment: The age of loan is 100 however, the tape is reflecting it as 46. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per latest collection comments, the property is occupied by unknown, however, the tape is reflecting it as owner-occupied.&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per modification agreement, the deferred amount has not been reflectd however, the tape is reflecting it as xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the loan amortization type is ARM however, the tape is reflecting it as Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 208   Variance: -28   Variance %: -0.13%   Comment: As per note, the loan terms are 180 however, the tape is reflecting it as 208.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 46%   Tape Value: 40%   Variance:    Variance %: 5.56%   Comment: As per appraisal report the appraised value is xxXand value used by lender for LTV is also xxX so the LTV is XXXX% however, the tape is reflecting it as XXXX%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: As per note the stated P&I is xx however, the tape is reflecting it as xx Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.550%   Tape Value: 9.800%   Variance:    Variance %: -0.25%   Comment: As per note the stated original rate is 9.55% however, the tape is reflecting it as 9.80%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999876   Variance:    Variance %:    Comment: As per the review of payment history, the string is 444444444444 however, the tape is reflecting it as 67899999999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 678999999999999999999999   Variance:    Variance %:    Comment: As per the review of payment history, the reverse string is 444444444444 however, the tape is reflecting it as 67899999999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application the purpose of refinance is home improvement however, the tape is reflecting it as Lower rate and term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per final HUD-1 cash out percentage is greater than 2% so purpose of transaction per HUD-1 is refinance.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 208 Tape Value: 154 Variance: 54 Variance %: 0.35% Comment: As per modification agreement, the total terms are 180 however, the tape is reflecting it as 154.&#xxD; Tape Source: Initial Tape Type:	B	* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 4) "The borrower filed Bk case#xx on xxand the xx plan was confirmed on xx. The subject loan/claim is included in amended plan xx) and creditor will be paid xx (variable) per month for the total initial plan term of 60 months and in the total amount of xx. However Collection comments datedXX/XX/XX17 shows servicer talking about issues with subject loan and issue type is shown as "Surrender" also collection comment 9XX/XX17 states the Bk plan was amended to surrender. The collection comments contradict the Amended plan as the plan does not indicate the surrender of the property at all.
The order confirming the xx plan (xx) has one clause as “All property of the estate, as specified by the xx, will continue to be property of the estate following confirmation, unless 1) the plan provides for surrender of the property, or 2) the property is sold pursuant to the plan or court.”"	* Title issue (Lvl 3) "Successor and assignee clause is missing in the final title policy."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition shows that the amount of secured claim without deducting the value of collateral is xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is not complete and the subject mortgage is currently with the xx instead of xx."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69875381	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$809.85	$346.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.620%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the pro-title dated XX/XX/XX18 shows that the subject mortgage was originated on xx with the lender xx and the borrower xx which was recorded on xx.
The chain of the assignment is incomplete. The latest assignment is from xx to xx,  which was recorded on xx. However, the missing assignment is to xx.
No judgment and liens were open against the borrower.
2014 combined annual taxes are paid on date XX/XX/XX15 in the amount of $xx.
2015 combined annual taxes are partial payment made on XX/XX/XX17 in the amount of $xx
2017 combined annual taxes are past due for the date XX/XX/XX18 in the amount of $xx
2015 combined annual taxes partially balance is delinquent in the amount of $xx for the due date XX/XX/XX18 and 2016 combined annual taxes are delinquent for the due date XX/XX/XX18 is in the amount of $xx. Hence, the total delinquent taxes is in the amount $xx
As per review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. UPB reflected in the latest payment history in the amount of xx.	Collections Comments:The loan is currently in the bankruptcy and is due for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for XX/XX/XX17. The UPB is reflected in the payment history is in the amount ofxx. The borrower has been making payment as per the rate reduction rider with the rate of interest 11.120%. The reason for default as per servicing comment is a curtailment of the income.
The loan has not been modified since the origination. No foreclosure activity was found in the loan file.
The borrower had filed bankruptcy under xx with the case#xx on xx The plan was confirmed on XX/XX/XX16. As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 5% composition.
The POC was filed on xx for the secured claim amount of xx and the amount of arrearage is xx.
The lender has given three months trial payment plan to the borrower with the monthly payment of  xx which was due from XX/XX/XX17 to XX/XX/XX17, on the successful three-payment plan. The borrower will be qualified for the permanent modification with monthly P&I xx and rate of interest 8.769% and the maturity will be extended to xx. But, the lender does not receive any trial payments from the borrower.
As per the BPO report dated XX/XX/XX17, the subject property is occupied by the owner and is in average condition. No damage pertaining to the subject property was observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx. The plan was confirmed on XX/XX/XX16. As per confirmed xx plan, the debtor shall pay to the trustee in the amount of xx for 5% composition.
The POC was filed on xx for the secured claim amount of xx and the amount of arrearage is xx.
Not Applicable	Credit Application	Field: Age of Loan Loan Value: 119 Tape Value: 118 |---| 1 |----| 0.01% Comment: As per the note, Age of Loan is 119; however, tape data reflects with 118. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified. Hence, Deferred Balance amount is Not applicable; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified. Hence, Did a Modification change note term is No; however, tape data reflects with Yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: The loan has not been modified. Hence, Doc Data of Last Modification is Not applicable; however, tape data reflects with XX/XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not beeen modified. Hence, Mod Step Indicator is Not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443213333343   Tape Value: 222222235443333212222322   Variance:    Variance %:    Comment: As per the payment history, Payment history string is 222222223544333321222322; however, tape data reflects with 44321333334m.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 343333312344   Tape Value: 223222212333344532222222   Variance:    Variance %:    Comment: As per the payment history, Payment history string reversed is m433333312344; however, tape data reflects with 223222212333344532222222.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 241 Tape Value: 242 Variance: -1 Variance %: -0.00% Comment: As per the note, Stated Remaining Term is 241; however, tape data reflects with 242. Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 3) "2015 combined annual taxes partial balance is delinquent in the amount of xxx3 from the due date XXX/XX16 and 2016 combined annual taxes are delinquent from the due date 0XXX/XX17 is in the amount of xx. Hence, the total delinquent taxes on property is in the amount xx."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. No comment was found stating the property had a cram down."
* Comment history is incomplete (Lvl 3)     "The comment history is available from XX/XX/XX13 to XX/XX/XX17. However, we require the latest 24 months collection comment. The comment history is missing from XX/XX/XX17 to XX/XX/XX17."
* Property address changed since origination - address on updated title different from note (Lvl 3)     "There is mismatch in the subject property address mentioned on mortgage and tax document.
As per note, mortgage and updated title report dated XX/XX/XX18, the subject property address is “1xx” and also, tax document for year 2016 shows the subject property address “xx.”.
However, as per tax document for the year 2017, the subject property description is given as “xx.”. No evidence was found in the collection comment regarding the subject property address has been changed."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Title Review shows break in assignment  (Lvl 2)     "As per updated title report dated XX/XX/XX18, the chain of the assignment is incomplete. The last assignment is from xx to xx which was recorded on XX/XX/XX17. The assignment should be with xx."
* Application Missing (Lvl 2)     "Final loan application is missing in the loan file."
																																																																																								* LTV or CLTV exceeds 104% (Lvl 2) "As per the appraisal report, the appraised value of the property is xxand the loan amount is xx. Hence, the LTV/CLTV exceeds 100%."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90050810	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$651.04	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.230%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.269%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$24,403.62	Not Applicable	10.230%	xx	XX/XX/XX16	Financial Hardship	As per the updated title report dated XX/XX/XX18 the subject mortgage was originated on xx with the Lender xx which was recorded on xx.
Chain of assignment is incomplete. Latest assignment is with “xx”; however, it should be with “xx"
There are some active judgments and liens found are as follows,
1) There are two state tax lien against the subject property in the favor of xx in the total amount of xx which were recorded on  xx.
2) There is one Real Estate tax lien against the subject property in the favor of xx in the total amount of xx which was recorded onxx.
3)  There are two renewed judgments against the subject property in the favor of xx in the total amount of xx  which were recorded on xx2.
2017 city and combined annual taxes have been paid in the total amount of $xx which were recorded on XX/XX/XX17.
No prior years delinquent taxes are found.	The Payment History dated as of XXX/XX18 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for 4 months. The last payment was received on 1XXX/XX17 which was applied for the due date 7XX/XX17 in the amount of xx. Current interest rate is 10.23%. The current unpaid principal balance is in the amount of xx.
Borrower is making payments as per loan modification agreement was made on XX/XX/XX16.

Collections Comments:Available servicing comment and documents in file reveals that loan is in active bankruptcy since 2017.
The Payment History dated as of XXX/XX18 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for 4 months. The last payment was received on 1XXX/XX17 which was applied for the due date 7XX/XX17 in the amount of xx. Current interest rate is 10.23%. The current unpaid principal balance is in the amount of xx.
Borrower is making payments as per loan modification agreement was made on XX/XX/XX16.
Bankruptcy was filed by borrower under xx with case #xxx on xx and plan was confirmed on XX/XX/XX17. POC was filed in the secured claim amount of xx on 5xx and an arrearage in the amount of xx. As per modified confirmed xx plan debtor was supposed to pay the trustee in the amount of xx monthly for 60 months.
As per servicing comments dated XX/XX/XX17 shows the subject property was vacant but property is in secured condition.
 As per the latest property inspection report dated XX/XX/XX17 shows the subject property is vacant but secure. The subject property was in average condition, no damage or repair was found. As per report service recommended for grass cut, lock change, debris removal and winterization.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Bankruptcy was filed by borrower under xx with case #xx on xx and plan was confirmed on XX/XX/XX17. POC was filed in the secured claim amount of xx on xx and an arrearage in the amount of xx. As per modified confirmed xx plan debtor was supposed to pay the trustee in the amount of xx monthly for 60 months.
As per the modification agreement was made between Lender xx and Borrower xx on xx. As per the modified term the new principal balance was xx. Borrower promises to pay xx monthly with modified interest rate of 10.23% beginning from XX/XX/XX16 with a maturity date of xx .	Field: Age of Loan Loan Value: 149 Tape Value: 10 |---| 139 |----| 13.90% Comment: As per the loan doc the age of loan is 149 however, the tape data reflects the 10. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX16   Tape Value: 1XXX/XX16   Variance: 34 (Days)   Variance %:    Comment: As per the modification doc the doc date of last modification is XX/XX/XX16 however, the tape data reflects the 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123443332210   Tape Value: 333333222110006543210010   Variance:    Variance %:    Comment: As per latest payment history the payment history string reversed is 4443220000000 however, the tape data reflects the 01002345000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 012233344321   Tape Value: 010012345000011222333333   Variance:    Variance %:    Comment: As per latest payment history the payment history string reversed is 000000223444 however, the tape data reflects the 01002345000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX24   Tape Value: 5XX/XX20   Variance: -1549 (Days)   Variance %:    Comment: As per the mod the stated maturity date is 8XX/XX24 however, the tape data reflects the 5XX/XX20 .   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 232 Tape Value: 93 Variance: 139 Variance %: 1.49% Comment: As per the mod doc the total term including mod extensions are 232 however, the tape data reflects the 93 . Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the updated title report datedXX/XX/XX18 there is one Real Estate tax lien against the subject property in the favor of xx in the amount of xx which was recorded on xx. There is a possibility of foreclosure by this non-mortgage lien. This can be cured by paying the above said liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at second lien position as there is one Real Estate tax lien against the subject property in the favor of xx in the total amount of xxwhich was recorded onXX/XX/XX08. Subject property is located in xx state. There can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying the above said liens."	* Property is Vacant (Lvl 3) "As per the latest property inspection report dated XX/XX/XX17 shows the subject property is vacant but property is in secured condition. Servicing comments also support for property is vacant."
* Comment history is incomplete (Lvl 3) "Available servicing comment history is incomplete as require the latest 24 months collection comments. The servicing comments are available fromXX/XX/XX16 to 1XXX/XX17 and missing from XXX/XX16 toXX/XX/XX16."	* State Tax Judgment (Lvl 2) "As per the updated title report dated XX/XX/XX18 there are two state tax lien against the subject property in the favor of xx in the total amount of xx which were recorded on xx."
* Title shows an assignment chain break (Lvl 2)     "Updated title report datedXX/XX/XX18 shows the chain of assignment is incomplete. Latest assignment is with “xx”; however, it should be with “xx"."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower ."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53748658	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,188.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.148%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$100,348.99	$198.02	3.620%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx. The chain of assignment is incomplete. The latest assignment of mortgage is with assignee xx. However, It should be with xx. There is a junior mortgage against the subject property in favor of xx for the amount of xx which was recorded onxx. No active judgments or liens are found pending. Annual county taxes are in the amount of $xx. 2015, 2016 and 2017 county annual taxes are paid for the total amount of $xx No prior years delinquent taxes are found pending.	Provided payment history as of XXX/XX18, reveals that the loan is being delinquent for 3 months. The next payment is due on 9XX/XX17. The borrower is not making regular payments as per adjustment of terms agreement. The last payment of 8XX/XX17 was received on XX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided servicing comments dated from 1XXX/XX15 to XXX/XX18 reveals that the loan is being delinquent for 3 months. The next payment is due on 9XX/XX17. The borrower is not making regular payments as per adjustment of terms agreement. The last payment of 8XX/XX17 was received on XX/XX/XX17 in the amount of xx. As per payment history the current unpaid principal balance is being reflected in the amount of xx.
As per servicing comment dated XX/XX/XX17 states that the subject property is occupied by unknown party with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per adjustment of terms agreement. The loan is modified as per adjustment of terms agreement since origination. The borrower's intention is to keep the subject property. As per servicing comment dated XXX/XX16 co-borrower cleveland price deceased; however, no death certificate was found in the loan file.
No foreclosure was intended in the loan file. The borrower has filed bankruptcy under xx with case#xx and it was recorded on xx. The plan was confirmed on 1XXX/XX16.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case#xx and it was recorded on xx. The plan was confirmed on 1XXX/XX16. As per xx plan, the debtor has to pay xx per month for the period of 60 months.
Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx
The adjustment of terms agreement was done on XX/XX/XX09, between the (borrower) xx and (lender) xx. The reason for modification is financial hardship. As per the adjustment of terms agreement, the new unpaid principal balance is xx out of which, the borrower promises to pay the interest-bearing amount of xx at the fixed interest rate of 3.620% with monthly P&I of xx for 241 months. The first payment date was due on XX/XX/XX09 and the new maturity date is xx. There is also deferred balance stated in the adjustment of terms agreement in the amount of xx.	Credit Application	Field: Age of Loan Loan Value: 134 Tape Value: 135 |---| -1 |----| -0.01% Comment: As per the note, the age of loan is 134, however tape reflects 135 Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current Occupancy is occupied by unknown party. However, the tape data shows as owner occupied.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 240   Tape Value: 281   Variance: -41   Variance %: -0.15%   Comment: As per the modification agreement, the loan maturity term months is 240, however tape reflects 281   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 4321mm444444   Tape Value: 333333333333221000000001   Variance:    Variance %:    Comment: As per the latest payment history, the payment string is 444444444444, however tape reflects 33333332221000001   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444mm1234   Tape Value: 100000000222333333333333   Variance:    Variance %:    Comment: As per the latest payment history, the payment string reversed is 444444444444, however tape reflects 10000000222333333333   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The Purpose of transaction per HUD-1 is cash out, however tape reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX29   Tape Value: 1XXX/XX29   Variance: -15 (Days)   Variance %:    Comment: As per the note, the stated maturity date is XX/XX/XX29, however tape reflects 1XXX/XX29   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 281 Tape Value: 282 Variance: -1 Variance %: -0.00% Comment: As per the modification agreement, the total term including mod extension is 281, however tape reflects 282 Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated XX/XX/XX shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx"
* Deceased Borrower(s) (Lvl 3) "As per servicing comment dated XXX/XX16, co-borrower xx deceased; however, no death certificate was found in the loan file."	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is incomplete. The latest assignment of mortgage is with assignee xx . However, It should be with xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance ease risk indicator shows moderate due to Interest Rate Test and Brokerage/Finder Fee Test failed."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file. However, neither there is initial 1003 nor underwriting transmittal summary is available in the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "This loan failed the interest rate test. The loan has an interest rate that does not conform to the requirements for the lenders license type in the state where the property is located. This loan failed the brokerage/finder fee test. The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the xx Rules and Regulations, brokerage fee is synonymous with finder fee. Any brokerage/finder fee of more than 2% of the principal amount of the loan will be presumed to be unfair and unreasonable and shall be grounds to revoke the license or registration of such licensee or registrant, unless such licensee or registrant can provide evidence showing that such fee constitutes fair and reasonable compensation."		Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11632963	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$216.83	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	10.630%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xxwith xx. which was recorded on xx
The chain of the assignment is incomplete. Currently, the assignment is with xx, which was recorded on xx instead of xx.
There are two active Civil judgment open against the borrower in favor of xx in the cumulative amount of xx which was recorded onXX/XX/XX08.
The 2016 combined annual taxes are paid in the amount of $xx.
The 2017 combined annual taxes are due in the amount of $xx
No, any prior taxes are delinquent.
The review of payment history as of dated XXX/XX18 shows that the borrower delinquent 6 months and the next payment is due for 7XX/XX17. The last payment received date is unavailable in the payment history. The current UPB is xx as reflected in the latest payment history. The borrower is making payment as per AOT located at (xx). Also, the payment of P&I and interest reflects in Voluntary petition located at (Voluntary Petition (xx) Pg 18) Plan.
Collections Comments:The review of the servicing comments reveals that the borrower is in bankruptcy and the next payment is due for 7XX/XX17. The current UPB is xx as reflected in the latest payment history. The borrower is making payment as per AOT located at (xx). Also, the payment of P&I and interest reflects in Voluntary petition located at (Voluntary Petition (xx) Pg 18) Plan.
The reason for default is unemployment/decreased income.
Since origination, there is no modification of the loan; however, the adjustment of terms agreement is located at (xx).
No information pertaining to foreclosure found.
As per the review of PACER report, the borrower had filed bankruptcy under xx with case#xx on xx. The creditor filed POC on xx with the amount of claim was xx and the amount of arrearage was xx The plan was confirmed onXX/XX/XX16. As per the amended xx plan, the debtor promises to pay the trustee the sum of xx for 10months, then xx for 50 months. The date of the last filing isXX/XX/XX17.
As per collection comment dated XXX/XX17 shows the subject property is owner-occupied.
As per inspection report dated XX/XX/XX17, the subject property is owner-occupied and in good condition with no damages and repairs found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with case#xx on XX/XX/XX15. The creditor filed POC on xx with the amount of claim was xx and the amount of arrearage was xx. The plan was confirmed onXX/XX/XX16. As per the amended xx plan, the debtor promises to pay the trustee the sum of xx for 10months, then xx for 50 months. The date of the last filing isXX/XX/XX17.
Not Applicable	Credit Application Origination Appraisal	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: The deferred balance amount is unavailable; however, the tape reflects it is xx Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Adjustment of terms agreement is available.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: 4XX/XX16   Variance:    Variance %:    Comment: Since origination, there is no modification of the loan but AOT is available of XX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The mod step indicator is unavailable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444mm4444   Tape Value: 666655555654444556556587   Variance:    Variance %:    Comment: As per payment history, the string is 444mm444444. However, tape data reflect 6666665555555555556544445556556587.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444mm444444   Tape Value: 785655655444456555566666   Variance:    Variance %:    Comment: As per payment history, the string reversed is 4444mm44444. However, tape data reflects 78565565544444565555666666.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 208   Tape Value: 190   Variance: 18   Variance %: 0.09%   Comment: The stated remaining terms are 208 months. However, tape reflects 190 months.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 360 Tape Value: 342 Variance: 18 Variance %: 0.05% Comment: Total term including Mod. Extensions is unavailable; however, the tape reflects it is 342. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX13 to XX/XX/XX17. However, we require latest 24 months collection comments. The comment history is missing from XX/XX/XX17 to XX/XX/XX17."
* Amount of title insurance is less than mortgage amount (Lvl 3) "The subject mortgage was originated on xx with an original balance of xx. However, the final title policy at origination shows the amount of insurance as xx which is less than the mortgage amount."	* Application Missing (Lvl 2) "Final loan application along with transmittal is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx* Title shows an assignment chain break (Lvl 2)     "As per updated title report dated XX/XX/XX18, the chain of the assignment is incomplete. Currently, the assignment is with xx, which was recorded onXX/XX/XX17. The last assignment should be with xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrowers."		Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74355495	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$622.55	$636.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$0.00	No	xx	Not Applicable	xx	11.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$42,438.74	$548.57	11.230%	xx	XX/XX/XX13	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx, with the lender xx. which was recorded on xx.
The chain of the assignment is not complete. The current assignment is with xx Missing assignment to xx.
There is an active prior mortgage dated XX/XX/XX95 with the lender xx for the amount of $xx which was recorded on XX/XX/XX95.
There is a Civil judgment in the favor of the xx in the amount of $xx which was recorded onxx/xx/xx09.
Also, there is an active hospital lien against xx in favor of xxfor the amount of $xx which was recorded onxx/xx/xx11.
 Combined annual taxes are due for the year 2017 in the amount of $xx
Combined annual taxes are delinquent for the year 2016 in the amount of $xx
Combined annual taxes are paid for the year 2015 in the amount of $xx
Review of the payment history shows that the borrower is delinquent for 12 months and next due date is XX/XX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date XX/XX/XX16. The current UPB reflects in the amount of xx. The current P&I is xx and PITI is xx.	Collections Comments:Latest servicing comments are missing. Review of the prior servicing comments and loan files shows that the loan is in active bankruptcy and the next due date is XX/XX/XX16.The last payment was received on XX/XX/XX17 in the amount of xx which was applied to due date XX/XX/XX16.
The current UPB reflects in the amount of xx. The current P&I is xx and PITI is xx.
The reason for default is a curtailment of income.
The borrower was making payment as per the loan modification agreement made on XXX/XX13.
Foreclosure was started, the file was referred to an attorney, the complaint was filed and publication was done, however, the foreclosure was put on hold as the borrower filed bankruptcy under xx with case#xx on xx. The plan was confirmed onXX/XX/XX15.The POC was filed on xx, the amount of secured claim is xx and the arrearage amount is xx.
As per the comments, the subject property was occupied by an unknown party and damages and repairs were mentioned in comments history

Foreclosure Comments:Foreclosure was started, fiel was referred to attorney, complaint was filed and publication was done, however, the foreclosure was put on hold as the borrower filed bankruptcy under xx with case#xx on xx. The plan was confirmed onXX/XX/XX15.
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under  xx with case#xx on xx. The plan was confirmed on xx . The date of last filing bankruptcy is xx. The POC was filed on xx, the amount of secured claim is xx and the arrearage amount is xx
As per the xx plan, the debtor shall pay to the Trustee the sum of xx semi-monthly for a period of 60 months.	The Loan modification agreement is made on XXX/XX13 Between the borrower xxand the lender xx. The borrower promise to make a monthly payment of xx with the rate of interest is 11.23%. Beginning onXX/XX/XX13 till the maturity date xx. The new principle balance stated in the Modification is xx with deferred balance is xx.	Credit Application	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: As per Collection comment Current Occupancy is Unknown Party; however, the tape data reflects Owner. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Review of the servicing comments shows that the loan was in foreclosure and was later put on hold due to bankruptcy; however, the tape data says No.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 4.38%   Comment: As per Document Deferred Balance Amount is xx ;however ,the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value:XX/XX/XX26   Tape Value:XX/XX/XX26   Variance: 62 (Days)   Variance %:    Comment: Mod Maturity Date isXX/XX/XX26; however, the tape data reflectsXX/XX/XX26   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment History String is 4444444444444; however, the tape data reflects 999999999999999999.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment History String Reversed is 4444444444444; however, the tape data reflects 999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing in the loan files.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX26   Tape Value: 6XX/XX21   Variance: -1870 (Days)   Variance %:    Comment: Stated Maturity Date isXX/XX/XX26 ;however ,the tape data reflects 6XX/XX17.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 114   Tape Value: 116   Variance: -2   Variance %: -0.02%   Comment: stated Remaining Term are 114 ;however ,the tape data reflects 116.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 242 Tape Value: 244 Variance: -2 Variance %: -0.01% Comment: Total Term Including Mod.Extensions are 242 ;however ,the tape data reflects 244. Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 3) "2016 Combined annual taxes are delinquent in the amount of xx which were good through till XXX/XX17."
* Comment history is incomplete (Lvl 3)     "The available comments history is from 5XX/XX13 to 5XX/XX17. We require last 24 months comments history. The comments history is missing from 6XX/XX17 to XX/XX/XX17."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The lien position of the subject mortgage is Second because as per the updated title datedXX/XX/XX18, there is a prior mortgage dated XX/XX/XX95 which was recorded on xx for the amount of xxn the favor of xx.
The subject mortgage was originated onXX/XX/XX06 and recorded onXX/XX/XX06 with the lender xx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated onXX/XX/XX06 and recorded onXX/XX/XX06 with the lender xx. As per the updated title report datedXX/XX/XX18, there is a prior mortgage dated xx which was recorded on xx for the amount of xx in the favor of xx. HUD-1 does not reflect pay-off to xx. No release/payoff has been found for the above-said mortgage in the available loan files.
Title policy datedXX/XX/XX06 by xx does not show any exception in schedule B for any previous mortgage or liens. The final Title policy is clear. Possible title claim can be filed."	* Application Missing (Lvl 2) "Final 1003 application along with transmittal is missing in the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Latest assignment of mortgage is incomplete as the loan is currently with xx, instead xxx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48165730	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$1,111.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$0.00	No	xx	Not Applicable	xx	11.850%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$88,216.80	Not Applicable	8.332%	xx	XX/XX/XX17	Lower Interest Rate	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx and it was recorded on xx in favor of xx.
Chain of assignment is incomplete. Latest assignment is with “xx”; however, it should be with “xx".

There is claim of lien against xx in the amount of $xx which was recorded onxx/xx/xx09 in favor of xx. Which is privately held company xxs. This lien is for unpaid “xx”.

The subject loan was originated by the borrowersxx(Husband and wife).
As per the updated title report current subject property owner is only  xx; however, the quitclaim deed recorded on xx shows that the property ownership was transfered from xx. The divorce was made between them which was recorded on xx.

There is real estate contract made on xx between xx (husband and wife) as “seller” and xx(husband and wife) as “buyer”.

The annual combined taxes are paid in full in the amount of $xx.
No prior years delinquent taxes are found.

Review of latest payment history shows that the subject loan is in delinquency for 120+ days. Currently the borrower is not making his monthly payments.
Current P&I is xx & interest rate is 8.332%. The unpaid principal balance reflected as of the date is xx.
As per the latest payment history the next due date is 8XX/XX17; however the last payment received for 7XX/XX17 is not reflected in the payment history. It shows only the payment for 5XX/XX17 which was applied on 6XX/XX17.
The borrower is making the payment as per Modification made on 5XX/XX17.
Collections Comments:As per the servicing comments the subject loan is in active bankruptcy , the borrower had filed bankruptcy dated on 1XXX/XX17 under xx with case no#xxx and the plan was confirmed on xx. As per the xx plan the debtor shall pay to the trustee the sum of xx per month for the period of 60 months.

The subject loan is in delinquency for 120+ days. Currently the borrower is not making his monthly payments. Current P&I is xx & interest rate is 8.332%. The unpaid principal balance reflected as of the date is xx.
As per the latest payment history the next due date is 8XX/XX17; however the last payment received for 7XX/XX17 is not reflected in the payment history. It shows only the payment for 5XX/XX17 which was applied on 6XX/XX17.

The borrower is making the payment as per Modification made on xx, as per the MOD the borrower had given promise to pay the UPB of xx with interest rate of 8.332% with P&I xx with fixed amortized type and the first payment was beginning from 5XX/XX17 and ends with the maturity date of xx.

The subject loan was originated by the borrowers xx (Husband and wife).
As per the updated title report current subject property owner is only  xx; however, the quitclaim deed recorded on xx shows that the property ownership was transfered from xx. The divorce was made between them which was recorded on xx.

The latest property inspection report dated onXX/XX/XX17 shows that the subject property is first time vacant. The property is secured, no visible damages found.
The comment dated onXX/XX/XX17 shows that the teason for default is reduction in income of the borrower.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on 1XXX/XX17 under xx with case no#xx and the plan was confirmed on XX/XX/XX17. As per the xx plan the debtor shall pay to the trustee the sum of xx per month for the period of 60 months. Post petition due date is XXX/XX18. POC was not filed.

Loan Modification agreement was made between borrower xx and Lender xx. on effective date of xx.
The borrower had given promise to pay the UPB of xx with interest rate of 8.332% with P&I xx with fixed amortized type and the first payment was beginning from 5XX/XX17 and ends with the maturity date of xx
Condo/PUD Rider	Field: Age of Loan Loan Value: 122 Tape Value: 3 |---| 119 |----| 39.67% Comment: Age of loan is 122; however, the tape data shows 3. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Vacant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current occupancy is vacant; however, the tape data shows Owner occupied   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.85%   Tape Value: 11.85%   Variance:    Variance %: -0.00%   Comment: Original stated rate is 11.8500%; however, the tape data shows 11.85360%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44321mm14444   Tape Value: 555432110554443210111001   Variance:    Variance %:    Comment: Payment history string is 44321mm14444; however, the tape data shows 555432110554443210111001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44441mm12344   Tape Value: 100111012444455011254555   Variance:    Variance %:    Comment: Payment History String Reversed is 44441mm12344; however, the tape data shows 100111012444455011254555.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX57   Tape Value:XX/XX/XX37   Variance: -7261 (Days)   Variance %:    Comment: Stated Maturity Date is 4XX/XX57; however, the tape data showsXX/XX/XX37.   Tape Source: Initial   Tape Type:
Field: Total Term Including Mod. Extensions Loan Value: 599 Tape Value: 480 Variance: 119 Variance %: 0.25% Comment: Total Term including Mod. Extension is 599; however, the tape data shows 480 Tape Source: Initial Tape Type:	B	* Property is vacant (Lvl 3) "The latest property inspection report dated onXX/XX/XX17 shows that the subject property is first time vacant. The property is secured, no visible damages found."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk indicator is Moderate.
This loan failed the interest rate test."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lenders license type in the state where the property is located.
As Loan Data is 12.246% and Comparison data is 12.00% that means Variance is +0.246%"
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject loan was originated on xxby the borrowers xx (Husband and wife) and it was recorded on xx.
As per the updated title report current subject property owner is only  xx; however, the quitclaim deed recorded on xx shows that the property ownership was transfered from xx."
* Condo / PUD rider Missing (Lvl 2)     "As the property is PUD. Hence, PUD rider is required and which is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "Updated title report datedXX/XX/XX18 shows the chain of assignment is incomplete. Latest assignment is with “xx”; however, it should be with “xx"."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80396295	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$1,409.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	31.309%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$134,039.96	$4,530.47	4.250%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report datedXX/XX/XX14, the subject mortgage was originated on xx with xx, which was recorded on xx
The chain of assignment has been completed. The latest assignment as per the updated title is with xx which was recorded onXX/XX/XX16.
There is a junior mortgage in the favor of xx for the amount of xxwhich was recorded on xx.
Active judgments or liens are as follows:
there are 2 HOA liens against subject property. The first one was in the amount of xx which was recorded on xxand second one was recorded onXX/XX/XX18 in favor of xx, The amount of second lien is not available in the supportive document.
Combined annual taxes for year  2017 have been paid off in the amount of $xx on XX/XX/XX17.
Combined annual taxes for year  2018 are due in the amount of $xx on XX/XX/XX19.
No prior years delinquent taxes have been found pending.

According to the latest payment history, the borrower is delinquent for 5 months and the next due date for the payment is XXX/XX08. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for XXX/XX18. The Current UPB reflects in the provided payment history is in the amount of xx.
The borrower has been making the payments as per the modification agreement dated 6XX/XX15.	Collections Comments:According to the servicing comments and documents, the loan is in active bankruptcy and the next due date for the payment is XXX/XX08 The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for XXX/XX18. The Current UPB reflects in the provided payment history is in the amount of xxThe borrower has been making the payments as per the modification agreement dated 6XX/XX15.
Recent comments do not validate any reason for default.
The loan had been modified on xx. The unpaid principal balance is xx with the interest rate 4.250%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX15. The maturity date will be on xx
No evidence of foreclosure has been found in the latest 24 months servicing comments .
According to the comment datedXX/XX/XX18, the subject property is Owner-occupied.
The borrower had filed the bankruptcy under xx with the Casexx on xx. The plan was confirmed onXX/XX/XX16. The POC was filed on xx with the claim amount of  xx and arrearage of xx. The Voluntary petition was filed on xx with the amount of claim without deducting value of collateral is xx and value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of  xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx.00 every two weeks.
The xx Trustee's Motion to Dismiss xx for Failure To Pay have been filed  onXX/XX/XX16.
No BPO and inspection reports have been provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the Case#xx on xx. The plan was confirmed on xx. The POC was filed on xx with the claim amount of  xx and arrearage of xx. The Voluntary petition was filed on xx with the amount of claim without deducting value of collateral is xx and value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of  xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx.00 every two weeks.
The xx Trustee's Motion to Dismiss xx for Failure To Pay have been filed on xx.	This modification agreement was signed between the borrower xx and the lender xx on 6XX/XX15.
The borrower promised to pay unpaid principal balance is xx with the interest rate 4.250% with monthly P&I payment  of xx beginning from 6XX/XX15 till the maturity date xx.

Missing Dicsloures Affiliated Business Disclosure Missing Required State Disclosures	Field: Original CLTV Ratio Percent Loan Value: 98% Tape Value: 99% |---| |----| -0.92% Comment: According to the Appraisal report, the CLTV is 98.188%; however, the tape reflects it as 99.110%.&#xxD; Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 96%   Variance:    Variance %: 1.70%   Comment: According to the Appraisal report, the LTV is 98.188%; however, the tape reflects it as 96.490%.   Tape Source: Initial   Tape Type:
Field: Rate Lock Date Loan Value:XX/XX/XX14 Tape Value: 5XX/XX14 Variance: -13 (Days) Variance %: Comment: According to the Note, the origination date isXX/XX/XX14; however, the tape reflects it as 5XX/XX14. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Scheduled D of voluntary petition dated onXX/XX/XX16 shows the amount of claim without deducting value of collateral is xx and value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of xx. Collection comments do not indicates the cram down."
* Title Review shows major title concern (Lvl 3)     "According to the Updated title report datedXX/XX/XX18, there are 2 HOA liens against subject property. The first was recorded on xx  in the amount of xx and second one was recorded on xx in favor of xx, The amount of second HOA lien is not available in the supportive document.
The subject property is located in xx State, which is a super lien state. There is risk for property to be getting foreclosed due to the unpaid HOA liens.
This can be cured by Paying off unpaid liens with late fees and accrued interest (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According to the Updated title report datedXX/XX/XX18, the subject mortgage is on lower lien position as  there are 2 HOA liens against subject property. The first was recorded on xx  in the amount of xx and second one was recorded onXX/XX/XX18 in favor of xx, The amount of second HOA lien is not available in the supportive document.
The subject property is located in xx State, which is a super lien state. There is risk for property to be getting foreclosed due to the unpaid HOA liens.
This can be cured by Paying off unpaid liens with late fees and accrued interest (if any)."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met.
Higher-Priced Mortgage Loan Test: FAIL      Charged: xx%      Allowed: xx%     Over by:xx%"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file:
1. Placement of Insurance Disclosure.
2. Availability of Title Insurance.
3.xx Consent to Disclosure of Insurance Information.
4. Insurance Solicitation/Post Commitment."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR xx is exceeded APOR (xx by xx. The APR threshold is xx and the subject loan is escrowed one. per AUS (xxx) and the loan was under written by AUS & AUS recommendation is "Approve/Eligible."

																																																																																								Qualified Mortgage Safe Harbor Threshold: FAIL Allowed: 5.750% Charged: 6.067% Over by: +0.317%."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable			Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59842982	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,392.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.720%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$64,875.41	$227.30	10.200%	xx	XX/XX/XX12	Financial Hardship	The updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx in the amount of $xx, with xx and it was recorded on xx.
The chain of assignment has been completed. Currently, the mortgage assignment is withxx
There is a junior mortgage open against the property in the favor xx and in the amount of $ xx which was recorded on xx.
No active judgments or liens have been found.
2018 xx 1st and 2nd installment taxes have been paid in the total amount of $xx.
2018 second half Real Estate taxes was due onXX/XX/XX18 in the amount of $xx	The Payment History dated as of 8XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 11 months. The last payment was received on 8XX/XX17 in the amount of xx and it was applied for the due dateXX/XX/XX17. The current P&I is xx and rate of interest is 10.20%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Adjustment of terms agreement which was made on XX/XX/XX12.	Collections Comments:Available servicing comment and documents in file reveal that loan is in active bankruptcy.
The Payment History dated as of 8XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 11 months. The last payment was received on 8XX/XX17 in the amount of xx and it was applied for the due dateXX/XX/XX17. The current P&I is xx and rate of interest is 10.20%. The current unpaid principal balance is in the amount of xx The last payment was made by borrower as per the Adjustment of terms agreement which was made on XX/XX/XX12.
Romelia Edith Dabney (Borrower) had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX16. POC was filed by Xxx onXX/XX/XX16, in the secured claim amount xx and an arrearage in the amount of xxx. Amended POC was filed on xx with same claim amount. Schedule D in voluntary petition dated xx states that the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx However, unsecured portion remained as xxhapter 13 plan was field on 1XXX/XX15. Amende plan was filed on XXX/XX16. This plan was confirmed onXX/XX/XX16. Another Amended plan was filed onXX/XX/XX16 which state that the debtor shall pay to trustee in the amount of xx for 8 months and then xx monthly for 52 months. Subject mortgage arrearage shall pay in the amount of xx and regular mortgage payment shall pay as per regular contract. This plan was confirmed onXX/XX/XX18.
There is no foreclosure activity found in the loan.
According to collection comment, no damages or repairs have been found. Collection comment datedXX/XX/XX18 shows that borrower intention is to keep the property.
There is no latest BPO found in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Romelia xx (Borrower) had filed bankruptcy under xx with the case#xx on 1XXX/XX15 and the plan was confirmed on xx. POC was filed by xxon xx, in the secured claim amount xx and an arrearage in the amount of xxAmended POC was filed on 5XX/XX16 with same claim amount. Schedule D in voluntary petition dated 1XXX/XX15 states that the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxhapter 13 plan was field on xx. Amendend plan was filed on XXX/XX16. This plan was confirmed onXX/XX/XX16. Another Amended plan was filed onXX/XX/XX16 which state that the debtor shall pay to trustee in the amount of xx for 8 months and then xx monthly for 52 months. Subject mortgage arrearage shall pay in the amount of xx and regular mortgage payment shall pay as per regular contract. This plan was confirmed onXX/XX/XX18.	The adjustment of terms agreement was made between xx(Borrower) and xx (Lender) on xx with the new modified unpaid principal balance is xx. The interest bearing amount was xxith interest rate 10.2% and the modified P&I was 634.00. The first modified payment due date was XX/XX/XX12 and the maturity date extended to xx.	Origination Appraisal
Notice of Servicing Transfer
Credit Application
Right of Rescission
Initial Escrow Acct Disclosure
Affiliated Business Disclosure
HUD-1 Closing Statement
Missing Required State Disclosures	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.70% Comment: Accrued interest as per loan document is xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Adjustement of Term was made in 2012.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 181   Tape Value: 293   Variance: -112   Variance %: -0.38%   Comment: As per Note loan original maturity terms are 181.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 10.72%   Tape Value: 10.20%   Variance:    Variance %: 0.52%   Comment: The Note reflects the Original Stated Rate as 10.22%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443211   Tape Value: 9876543210XX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112344444444   Tape Value: Xxx123476789   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.18% Comment: As per Total Debt / Legal Balance per Payment History is xx Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "Servicing comment history is available fromXX/XX/XX17 toXX/XX/XX18 which is incomplete as we required for recent 24 months. Servicing comments are missing from 8XX/XX16 toXX/XX/XX17."
* Lost Note Affidavit (Lvl 3)     "According to bankruptcy POC was filed onXX/XX/XX16 states that, Lost note affidavit datedXX/XX/XX10 was found in the loan file located at (xx) as original note was misplaced, lost or destroyed. Amended POC was field onxx with same claim amount for Note and this POC contains copy of Note.
Duplicate copy / attested copy of note is available in the loan file."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And estimated HUDXX/XX are also not available in the loan file."	* Missing Appraisal (Lvl 2) "Appraisal Report is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "As per review Service Transfer Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Application Missing (Lvl 2)     "Final Application is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right Of Rescission is missing from loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing from loan files which are required in xx state.
xx Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
																																																																																								Copy of Appraisal or Statement of Appraised Value"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15931134	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$30.59	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.310%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18, shows that the subject mortgage was originated on xx with the lender xxwhich was recorded on xx.
The chain of the assignment has been completed. The latest assignment is from xx to xx which was recorded on xx.
There is a notice of constructive seizure located at pg #xx.
There is a judgment in the favor of xx in the amount of xx which was recorded on xx.
2017 county jurisdiction annual installment tax has been paid in the amount of $xx on XX/XX/XX17.
2017 city jurisdiction annual installment tax has been paid in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes have been found.	According to the payment history as of 8XX/XX18, the borrower is currently delinquent for 11 months. The last payment was received onXX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment isXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the document located at xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 11 months. The last payment was received onXX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment isXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the document located at xx.
As per comment dated XX/XX/XX17, the reason for default is Curtailment of Income. The intention of the borrower is to keep the property.
The borrower had filed bankruptcy under xx with the case# xx on xx. The plan was confirmed on XX/XX/XX18. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. As per amended xx plan, the debtor shall pay to the trustee the sum of xx for 1 month and xx per month for 59 months. Post-petition due date is 1XXX/XX17.
The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. As per comment dated XX/XX/XX17, the judgment was entered and completed on XX/XX/XX17. The sale has been scheduled on XX/XX/XX17. The foreclosure was put on hold as the borrower had filed bankruptcy under xx on XX/XX/XX17.
As per the comment datedXX/XX/XX18, the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. As per comment dated XX/XX/XX17, the judgment was entered and completed on XX/XX/XX17. The sale has been scheduled on XX/XX/XX17. The foreclosure was put on hold as the borrower had filed bankruptcy under xx on XX/XX/XX17.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx. The plan was confirmed onxx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. As per amended xx plan, the debtor shall pay to the trustee the sum of xx for 1 month and xx per month for 59 months. Post-petition due date is 1XXX/XX17.	Not Applicable	Origination Appraisal Initial Escrow Acct Disclosure Missing Dicsloures Missing Required State Disclosures Credit Application	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xxx |----| 0.00% Comment: As per the payment history, accrued interest is xx, however, tape data reflects xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 9.1%   Variance:    Variance %:    Comment: The loan is conventional fixed.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -88 (Days)   Variance %:    Comment: As per note the last payment received date is XX/XX/XX18. However tape reflects as XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment: As per note the original stated P&I is xx. However tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 12.31%   Tape Value: 9.060%   Variance:    Variance %: 3.25%   Comment: As per note the original stated rate is12.3100%. However tape reflects as 9.0600%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999FFFFFX   Variance:    Variance %:    Comment: As per payment history the payment history string value is 4444444444: However tape data reflects the 999999FFFFFX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XFFFFF999999   Variance:    Variance %:    Comment: As per payment history the payment history string reversed value is 4444444444:However tape data reflects the XFFFFF999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application he purpose of refinance is debt consolidation. However tape reflects as Lower rate or term.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX30   Tape Value: XXX/XX31   Variance: 215 (Days)   Variance %:    Comment: As per note the original stated maturity date is XX/XX/XX30.However tape reflects as XX/XX/XX31.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.17%   Comment: As per payment history the payment history total debt/legal balance is xx. However tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: As per the payment history, the unpaid current principal balance is xx, however, tape data reflects xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 8XX/XX17 toXX/XX/XX18, however, we require latest 24 months comment history. The comment history is missing fromXX/XX/XX16 to 8XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the xx state. The following state disclosures are missing from the loan file:
1.Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2.Anti-Tying Disclosure
3.Financial Institution Choice of Insurance Disclosure"
																																																																																								* Application Missing (Lvl 2) "Final loan applicatioXX/XX03 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86867955	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$681.12	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.870%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx, which was recorded on xx with Book/Page#xx.
The chain of assignment has been completed. Currently, the assignment is from xx to xx which was recorded on xx.
Three junior mortgages found against subject property as follows:
First, in favor of xx, in the amount of xx which was recorded on xx with Book/Page#xx.
Second, in favor of the xx in the amount of xx which was recorded on xx with Book/Page#xx.
Third, in favor of the xx, in the amount of xx which was recorded on xx with Book/Page# xx.
No active judgments or liens have been found against borrower and subject property.
The City annual taxes in 2018 have been paid on XX/XX/XX18 in the amount of  $xx
The City annual taxes in 2017 have been paid on XX/XX/XX18 in the amount of  $xx
The County annual taxes in 2018 are due on XX/XX/XX19 in the amount of  $xx.
No prior years delinquent taxes have been found.
According to the latest payment history, the borrower is delinquent for 6 months and the next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the Agreed Rate Reduction Rider located at (xx).	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment isXX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the Agreed Rate Reduction Rider located at (xx).
Recent comments do not validate any reason for default.
The loan has not been modified since origination.
No evidence has been found in the latest 24 months’ servicing comments regarding the foreclosure.
The borrower xx had filed the bankruptcy under xx with the case#xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The plan was confirmed onXX/XX/XX14. According to the Order xx plan, the debtor shall pay to the trustee the sum of xx monthly. The date of the last filing of bankruptcy was XX/XX/XX17.
The comment dated 7XX/XX18 shows that the subject property has been Occupied by the Unknown party.
No BPO and inspection reports have been provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the case# xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The plan was confirmed onXX/XX/XX14. According to the Order xx plan, the debtor shall pay to the trustee the sum of xx monthly. The date of the last filing of bankruptcy was XX/XX/XX17.
Not Applicable	Missing Required State Disclosures Credit Application Initial Escrow Acct Disclosure Title Evidence	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 1.09% Comment: Accrued interest as per the latest payment history is xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 8.9%   Variance:    Variance %:    Comment: The loan is conventional fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 252   Tape Value: 286   Variance: -34   Variance %: -0.12%   Comment: As per original note loan original maturity term months are 252.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.07%   Comment: As per the original note original P&I is xx. However tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.870%   Tape Value: 8.868%   Variance:    Variance %: 1.00%   Comment: As per original note interest rate is 9.8700%. However tape data reflects 8.86800%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432100000   Tape Value: 432100000XXX   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 444443212MMM.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001234444   Tape Value: XXxx00021234   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is MMM212344444.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX28   Tape Value: XX/XX/XX30   Variance: 1034 (Days)   Variance %:    Comment: According to the Note, the stated maturity date isXX/XX/XX28.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.12% Comment: As per the loan file payment history reflects total debt/Legal balance per payment history is xx. However tape data reflects xx.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final TPOL is missing from the loan file. The Commitment/Preliminary Report are also not available in the loan file."	* Title Concern to note (Lvl 3) "According to the chain of title available with updated title report, subject property was transferred fromxx through QCD recorded on xx under instrument# xx. Then subject mortgage was originated by xx and recorded on xx. An affidavit of Heirship was recorded on xx shows prior grantor ‘xx' was deceased onxx, this make the 2000 recorded deed questionable as xxwas not present during the notarization (no transfer back into xx prior to affidavit). In order to make xx the 100% owner of the property, a quit claim deed was later recorded on xx differently to have all the other siblings transfer the ownership to him. Current owner shows as xx (100% holder)."
* Issue with the legal description or recorded instrument (Lvl 3)     "The Mortgage recorded onXX/XX/XXx7 with instrument#xx shows the legal description lists Subdivision as xx; however, the origination vesting deed is missing from Updated title report and tax certificate attached with it show the Subdivision as xx.
Also, as per the Quit claim deed dated xx and recorded on xx shows the legal description lists Subdivision as xx. Hence, the legal description is inconsistent from vesting deed to Mortgage.
This can be cured by re-recording the subject mortgage with correct legal description."	* Missing Required State Disclosures (Lvl 2) "The property is located in xx state. The below state disclosures are missing from the loan file as follows:
1. Placement of Insurance Disclosure.
2. Availability of Title Insurance.
3. xx Consent to Disclosure of Insurance Information.
4. Choice of Agent/insurer.
5. Insurance Solicitation/Post Commitment."
* Application Missing (Lvl 2)     ""Final loan applicatiXX/XX03 is missing from the loan file.""
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
* XXX State Regulations Test Failed (Lvl 2)     "Interest Rate Test: FAIL, Loan Data: xx%, Comparison Data: xx% and Variance: +xx%.
This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located.

Brokerage/Finder Fee Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: xx.
This loan failed the brokerage/finder fee test. (Tenn. Comp. R. & Regs. 0180-17-07(2))
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the xx Rules and
Regulations, brokerage fee is synonymous with finder fee.
Any brokerage/finder fee of more than 2% of the principal amount of the loan will be presumed to be unfair and unreasonable and shall be grounds to revoke the license or registration of such licensee or registrant, unless such licensee or registrant can provide evidence showing that such fee constitutes fair and reasonable compensation."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the interest rate test.
																																																																																								This loan failed the brokerage/finder fee test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9641266	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$849.19	$724.46	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx3 with xx. which was recorded on xx for the amount of xx.
The chain of assignment has been completed. The last assignment was done from xx to xx which was recorded on xx. However, there is a break in assignment which was made between xx  to xx
There is an active senior mortgage against the subject property which was originated on xx in the favor of xx for the amount of $xx which was recorded on xx.
There is a real estate tax lien for the year 2017 xx) in the favor of xx for the amount of xx. The amount is good through tillxx/xx/xx18.
The 2016 combined annual taxes have been paid in the amount of $xx
The combined annual taxes for the year 2017 were delinquent in the amount of $xx	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 10 months and the next due date was 9XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx which was applied for the due date of 8XX/XX17. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making payment as per AOT located at "xx".
Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date was 9XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx which was applied for the due date of 8XX/XX17. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payment as per AOT located at "xx".
Unable to determine the reason for default.
No foreclosure activity has been found.
xx (borrower) had filed bankruptcy under xx with the case#xx on xx. The debtor had filed proposed xx plan on 8XX/XX16 which was confirmed on 6XX/XX17. According to the plan, the debtor shall pay the sum of xx weekly. The creditor xx filed POC on xx with a secured claim amount of xx and arrears of xx.
According to the servicing comment datedXX/XX/XX18, the subject property was occupied by an unknown party.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx (borrower) had filed bankruptcy under xx with the case#xx on xx. The debtor had filed proposed xx plan on 8XX/XX16 which was confirmed on 6XX/XX17. According to the plan, the debtor shall pay the sum of xx weekly. The creditor XXXFinancial filed POC on xx with a secured claim amount of xx and arrears of xx.	Not Applicable	Missing Required State Disclosures Origination Appraisal Initial Escrow Acct Disclosure Affiliated Business Disclosure Credit Application	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.17% Comment: As per payment history accrued interest is xx; however tape reflects xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 8.0%   Variance:    Variance %:    Comment: As per note ARM cap rate is not applicable; however tape reflects 7.99%.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan hasnt modified since origination; however tape reflects deferred balance as xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 367   Variance: -7   Variance %: -0.02%   Comment: AS per note maturity term months are 360; however tape reflects 367.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment: AS per note P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.25%   Tape Value: 7.999%   Variance:    Variance %: 3.25%   Comment: As per note interest rate is 11.25%; however tape reflects 7.99%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443210   Tape Value: 8765432100XX   Variance:    Variance %:    Comment: AS per payment history string is 444444443210; however tape reflects Xxx012365678.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 012344444444   Tape Value: Xxx012365678   Variance:    Variance %:    Comment: AS per payment history reversed string is 0123444444444; however tape reflects Xxx012365678.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX33   Tape Value: XX/XX/XX33   Variance: 214 (Days)   Variance %:    Comment: AS per note maturity date isXX/XX/XX33; however tape reflects XX/XX/XX33.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.13% Comment: AS per payment histoty total debt is xx; however tape relfects xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated 8XX/XX18, the subject mortgage is at lower lien position as there is a real estate tax lien for the year 2017 (#xx) in the favor of xx for the amount of xx
This can be cured by redeem the taxes. The amount is good through till 9XX/XX18."	* Title Review shows major title concern (Lvl 3) "The subject mortgage was originated on xx and recorded on xx.
According to the updated title report dated 8XX/XX18, there is active mortgage prior to the subject mortgage in the favor of xx which was recorded on xx for the amount of xx.
Final HUD-1 shows any payoff to xx in the amount of xx. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title. Possible title claim can be filed."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1.Waiver of Borrowers Rightsand Closing Attorney Affidavit
2.Disclosure of Additional Fees"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Active Judgment Against Borrower (Lvl 2)     "According to the updated title report dated 8XX/XX18, the subject mortgage was originated on xx and recorded on xx.
As per the order and judgment attached with updated title report at “xx”, the property is condemned in fee simple to use of the xx
The xx is authorized to grant a written extension of time to the person in possession of the condemned property. xx took a small portion of land that ran along the road in front of the house to build a bigger road. However, no subject property address, legal description or parcel# is mentioned on the supportive document."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated 8XX/XX18, the combined annual taxes for the year 2017 were delinquent in the amount of xx."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated 8XX/XX18, the chain of assignment has been completed. The last assignment was done from xx to xx which was recorded on XX/XX/XX17. However, there is a break in assignment which was made between xx to xx
																																																																																								* Application Missing (Lvl 2) "Final loan application / 1003 is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65582943	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$6,928.36	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.836%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx withxx which was recorded on xx.
The Chain of assignment has been completed. The last assignment is from xx to xx which was recorded on xx.
No liens and judgments are found against the subject property.
2018 combined annual taxes are due in the amount of $xx on XX/XX/XX18. 2017-2018 school annual taxes are due in the amount of $xx on XX/XX/XX18. 2017 combined annual taxes have been paid in the amount of $xx on XX/XX/XX17 and 2016-2017 school annual taxes have been paid in the total amount of $xx on XX/XX/XX17. No prior year delinquent taxes have been found.
The loan is currently in bankruptcy and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 for the amount of xx which was applied to XX/XX/XX17. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making payments as per document located at “xx” for AOT with the interest rate of 7.840% and P&I of xx which was effective from XX/XX/XX04. The interest rate and P&I have been changed as per AOT terms.
Collections Comments:The loan is currently in bankruptcy and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 for the amount of xx which was applied to XX/XX/XX17. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making payments as per document located at “xx” for AOT with the interest rate of 7.840% and P&I of xx which was effective from XX/XX/XX04. The interest rate and P&I have been changed as per AOT terms.
According to comment dated XX/XX/XX17, the reason of default is curtailment of the income. The borrower fell behind the payment as her spouse passed away. According to the death certificate located at "xx", the borrower, xx was deceased on xx and according to XXX report dated XX/XX/XX18, the borrower, xx was deceased on xx. According to review of the loan file, the foreclosure was initiated in 2016 and was referred to an attorney on XX/XX/XX16. As per Lis pendency document located at (xx), the complaint was filed on xx. However, the foreclosure was put on hold because the borrower, xxe had filed bankruptcy under xx with the case #xx on xxand the plan was confirmed on XX/XX/XX18. Currently, the loan is in the bankruptcy.
According to comment dated XX/XX/XX17, the foreclosure was contested for pre-approval of fees. The fees in the amount of xx for attendance of the status conference scheduled on XX/XX/XX17 were need approval. The comment dated XX/XX/XX18 states that the fee approval is still pending. However, the foreclosure is currently hold for the borrower, xx had filed bankruptcy under xx with the case #xx on xx.
As per the xx plan dated XX/XX/XX18, the debtor shall pay to the Trustee the sum of xx per Month for 60 months. The pre-petition arrearage mentioned in the plan is in the amount of xx.The same plan was confirmed on XX/XX/XX18.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage is xx.
No latest BPO report is available in the loan file. No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:According to review of the loan file, the foreclosure was initiated in 2016 and was referred to an attorney on XX/XX/XX16. As per lis pendance document located at  (xx), the complaint was filed on xx. However, the foreclosure was put on hold because the borrower, xx had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX18. Currently, the loan is in the bankruptcy.
Bankruptcy Comments:
The borrower, xx had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX18. As per the xx plan dated XX/XX/XX18, the debtor shall pay to the Trustee the sum of xx per Month for 60 months. The pre-petition arrearage mentioned in the plan is in the amount of xxThe same plan was confirmed on xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage is xx.
Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.78% Comment: As per payment history accrued interest is xx; however tape reflects xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 7.8%   Variance:    Variance %:    Comment: As per note this is FIxed note; however tape reflects ARM cap rate as 7.840%.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Loan is not modified since origination; however as per payment history deferred balance is xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -57 (Days)   Variance %:    Comment: AS per payment history last payment received date isXX/XX/XX18; however tape reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.07%   Comment: As per note P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.836%   Tape Value: 7.840%   Variance:    Variance %: 1.00%   Comment: As per note interest rate is 8.83560%; however tape reflects 7.84%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999FFXX   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects XXFF99999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XXFF99999999   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects XXFF99999999999.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per payment history total debt is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: The payment history shows principal balance in the amount of xx. Tape Source: Initial Tape Type:	B	* Foreclosure Delay or Contested (Lvl 3) ". According to review of the loan file, the foreclosure was initiated in 2016 and was referred to an attorney on XX/XX/XX16. As per Lis pendency document located at (xx), the complaint was filed onXX/XX/XX17. According to comment dated XX/XX/XX17, the foreclosure was contested for pre-approval of fees. The fees in the amount of xx for attendance of the status conference scheduled on XX/XX/XX17 were need approval. The comment dated XX/XX/XX18 states that the fee approval is still pending. However, the foreclosure is currently hold for the borrower, xx had filed bankruptcy under xx with the case #xx on xx. No comment has been found stating that the contested matter has been resolved."
* Deceased Borrower(s) (Lvl 3) "According to the death certificate located at "xx", the borrower, xx was deceased on xx and according to XXX report dated XX/XX/XX18, the borrower, xx was deceased on xx."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files:
xx Interest Rate Disclosure,
Tax Escrow Account Designation,
Part 80 Disclosure,
Alternative Mortgage Transaction Disclosures,
Co-Signer Notice Requirements,
Default Warning Notice,
Smoke Alarm Affidavit,
xx Real Property Escrow Account Disclosure,
Subprime Home Loan Counseling Disclosure,
Subprime Home Loan Tax and Insurance Payment Disclosure,
Subprime Home Loan Disclosure,
Commitment Disclosure,
Lock-in Disclosure,
Expiration of Lock-in or Commitment Period."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject mortgage was originated on XX/XX/XX04 with the borrower,xx. According to the death certificate located at "xx", the borrower, xx was deceased on XX/XX/XX06 and according to XXX report dated XX/XX/XX18, the borrower, xx was deceased on xx.
The subject property has been transferred from xx, who died xx to xx through bargain and sale deed (xx) which was recorded on xx.
xx interest transferred after death to xx through Deed Instrument# xx. No probate/deed/conveyances found for xx giving up his interest in the property. No probate/deed/conveyances were found for xx giving up his interest in the property. The updated title report and tax document shows ownership in the name of xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43626923	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$490.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.940%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	54.871%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$113,785.28	Not Applicable	4.875%	xx	XX/XX/XX13	Financial Hardship	Updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx and which was recorded on xx (Book/ page#xx), in the amount of xx, in the favor of xx., The chain of the assignment has been completed. The latest assignee is xx. which was recorded on xx.
There is Junior Mortgage in the favor of xx in the amount of xx which was recorded on xx.
There was junior credit card judgment against xx in the amount of xx which was recorded on xx.in the favor of xx.
The 2017 Combined Annual taxes have paid in the amount of $xx.
The 2017 Annual Combined Taxes have due in the amount of $xx
No prior year delinquent taxes were found.
As per the review of payment history, the borrower is delinquent for more than 90 days and the next due for regular payment is 4XX/XX18. As per payment history, the last payment was received dated XXX/XX18. For the due date of XXX/XX18, in the amount of xx, and PITI is in the amount of xx. The UPB reflecting is in the amount of xx. The loan has been modified twice since origination. The loan was first modified with UPB xx in the year 2010. The modification agreement located at “xx”.
The borrower has been making payment as per the loan modification, which was made on 1XXX/XX13.  As per the payment history reflect Escrow Advance balance is xx.and the suspense balance is in the amount of xx.
Collections Comments:The loan is in active bankruptcy. As per pacer borrower had filed bankruptcy under xxplan case#xx on xx.xx plan is confirmed oXX/XX/XX18. According to xx plan debtor shall pay to the trustee xx per month for 60 months. As per POC the amount of claim xx and the amount of arrearage xx.As per the voluntary petition schedule D amount of claim without deducting the value of collateral xx and the value of collateral xx unsecured portion is xxx0
The borrower is delinquent for more than 90 days and the next due for regular payment is XXX/XX18. As per payment history, the last payment was received dated 4XX/XX18. For the due date of 7XX/XX16, in the amount of xx, and PITI is in the amount of xx. The UPB reflecting is in the amount of xx.  The loan has been modified twice since origination. The loan was first modified with UPB xx in the year 2010. The modification agreement can be located at “xx”.
The borrower has been making payment as per the loan modification, which was made on xx.  As per the servicing comment datedXX/XX/XX18  reason for default is Excessive Obligations. The intention of the borrower is to keep the property.
As per collection comment, no further details are found regarding foreclosure activity in a recent comment. According to the servicing comment dated XX/XX/XX17 property is occupied by an unknown party. The subject property is a single family home, No property damage found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xxplan case# xx on xx. xx plan is confirmed on xx. According to xx plan debtor shall pay to the trustee xx per month for 60 months. As per POC the amount of claim xx and the amount of arrearage xx.As per the voluntary petition schedule D amount of claim without deducting the value of collateral xx and the value of collateral xx unsecured portion is xx	This modification agreement was made between lender xx and the borrower xx on xx. As per the modified term the new principal balances xx. The borrower promises to pay xx monthly with a modified interest rate of 4.875 % beginning from 1XXX/XX13 with a maturity date of 1XXX/XX53. The loan has been modified twice since origination. The loan was first modified with UPB xx in the year 2010. The modification agreement can be located at “xx”. However, the borrower has been making the payment as per current modification which was executed on xx.	Affiliated Business Disclosure Missing Required State Disclosures Missing Required Disclosures Initial Escrow Acct Disclosure	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.46% Comment: As per Bankruptcy Document Accrued Interest rate xx. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX13   Tape Value: XX/XX/XX13   Variance: 19 (Days)   Variance %:    Comment: As per Modification document the last modification on 1XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XXX/XX18   Tape Value:XX/XX/XX18   Variance: 57 (Days)   Variance %:    Comment: As per Payment history Last Payment Received date isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 482   Variance: -122   Variance %: -0.25%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 122 months to the term and the new Term in Months is 482. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.59%   Comment: As per Note Original Stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.940%   Tape Value: 4.875%   Variance:    Variance %: 2.06%   Comment: As per Note the original stated Rate is 6.9400%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144433201   Tape Value: 43322210111X   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 443220111001. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 102334441234   Tape Value: xx1101232334   Variance:    Variance %:    Comment: The Payment History String reversed is 100111022344. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: 1XXXX   Variance:    Variance %:    Comment: As per Note The Property Address street XXXX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX53   Tape Value: XXX/XX54   Variance: 61 (Days)   Variance %:    Comment: As per the modification maturity date is 1XXX/XX53.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: As per Payment history Total Debt/ Legal Balance per Payment History xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per Payment History Unpaid Current Principal Balance(UPB) is 108,538.85. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The Comment history is available from XX/XX/XX17 and 8XX/XX18, as we required latest 24 months comment history. The comment history is missing from 9XX/XX16 to XX/XX/XX17."
* Lost Note Affidavit (Lvl 3) "Lost note affidavit dated XX/XX/XX17 was found in the loan file located at (POC (xx)) as original note was misplaced, lost or destroyed. And duplicate copy / attested copy of note are available in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The state disclosures missing from the loan file are: Hazard Insurance Disclosure, Federal Consumer Credit Protection Act Disclosure, Insurance Freedom of Choice Disclosure."
* XXX Exceptions Test Failed (Lvl 2)     "The compliance ease exception test failed  for xx license validation test."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease risk indicator is moderate for Indiana license validation tested."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70663103	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$375.27	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	13.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable			Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			29.995%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx. The chain of assignment has been completed.

There is a state tax lien against the xxn in favor of xx which is recorded on xx with Doc# xx

2017 combined annual taxes are paid in $xx
According to the payment history as of 8XX/XX18, the borrower is currently delinquent for 07 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per note terms.	Collections Comments:The loan currently is in active bankruptcy. According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx.However the bankruptcy is active. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. As per proposed modified plan the debtor shall pay xx per month for 60 months. There is no comment indicating a cram down.
According to the payment history as of 8XX/XX18, the borrower is currently delinquent for 07 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is XXX/XX18. The P&I is in the amount of  xx and PITI is in the amount of  xx.The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per note terms.
  As per collection comment dated XX/XX/XX18 the reason for default is Excessive Obligation. However borrower is did not discuss RFD due to prior bk. As per collection comment the subject property has been occupied by the owner and property is in average condition. No damages are found in report and borrower intention is to keep the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx.However the bankruptcy is active.The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. As per proposed modified plan the debtor shall pay xxx0 per month for 60 months.There is no comment indicating a cram down.

Not Applicable	Missing Required Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.13% Comment: As per payment history the accrued interest per payment history is xx.However tape reflects as xx Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 14%   Variance:    Variance %:    Comment: As per note the interest rate is 13.990%.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 5XX/XX18   Variance: -57 (Days)   Variance %:    Comment: As per payment history the last payment received onXX/XX/XX18.However tape reflects as XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432122244   Tape Value: 55443321111X   Variance:    Variance %:    Comment: As per payment history the payment history string value is 4444444222:However tape data reflects the 55443321111X.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 442221234444   Tape Value: xx1112344455   Variance:    Variance %:    Comment: As per payment history the payment history string reversed value is 2224444444:However tape data reflects the xx1112344455.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note the city is XXXX and county is XXXX.   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: 29809   Tape Value: 29803   Variance:    Variance %:    Comment: As per note the property postal code is XXXX.However tape reflects as XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application the purpose of application is debt consolidation.However tape reflects as Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX30   Tape Value: 7XX/XX30   Variance: 59 (Days)   Variance %:    Comment: As per note the stated maturity date is 5XX/XX30.However tape reflects as XX/XX/XX30.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: As per payment history the total debt/legal balance per payment history is xx.However tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history the UPB is xx.However tape reflects as xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX17 to XX/XX/XX18, as we require latest 24 months comment history. The comment history is missing from 7XX/XX16 to 8XX/XX17."	* State Tax Judgment (Lvl 2) "Updated title report dated 8XX/XX18 state that there is a state tax lien against the xx in the total amount of xx,recorded onXX/XX/XX13 and favor of State Of xx with xx"
* Missing Required Disclosures (Lvl 2)     "The list of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure document is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in the xx state. The state disclosures missing from the loan file are: Agent Preference Disclosure, Casualty Insurance Disclosure, Manufactured Home Loan Disclosures."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86071369	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$324.36	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.309%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with the lender xx in the amount of xx which was recorded on xx
The chain of assignment has been completed. Currently, the assignment is from xx to xx recorded on xx.

There is no active liens and judgments.
The combined annual taxes for the year 2017 have been paid in the amount of $xx
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 1 months and next due date is for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB is reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The current status of the loan is active in the collection and next due date is for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB is reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
The loan has not been modified since origination.
The foreclosure was not initiated since origination.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The plan was confirmed on XX/XX/XX13. The POC was filed by xx on xx with the secured claim amount of xx and the arrearage is xx. As per Order confirming xx plan, the debtor shall pay the trustee xx monthly for 2 months and xx monthly for 42 months and 16 months t xx. As per Amended xx plan dated XX/XX/XX13, the debtor shall pay the trustee xx bi-weekly for a period of 60 months for the amount xx. The motion for relief from stay was filed on XX/XX/XX15. As per the Trustee’s Final report dated XX/XX/XX18, the debtor had paid the arrearage is in the amount of xx. The debtor was discharged on xx and terminated on xx.
As per comment dated XX/XX/XX18, the borrower called to dispute his statements and want us to correct the problem. They said they have it will be resolved. According to comment dated XX/XX/XX18, the borrower to talk on research on the dispute. No further details are available.
As per comment dated XX/XX/XX18, the borrower's intended to keep the property.
As per comment dated XX/XX/XX18, the subject property is occupied by an unknown party.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed by xx on xx with the secured claim amount of xx and the arrearage is xx. As per Order confirming xx plan, the debtor shall pay the trustee xx monthly for 2 months and xx monthly for 42 months and 16 months t xx. As per Amended xx plan dated XX/XX/XX13, the debtor shall pay the trustee xx bi-weekly for a period of 60 months for the amount xx. The motion for relief from stay was filed on XX/XX/XX15. As per the Trustee’s Final report dated XX/XX/XX18, the debtor had paid the arrearage is in the amount of xx. The debtor was discharged on xx and terminated on xx.	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure Right of Rescission Origination Appraisal Credit Application	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.34% Comment: The accrued interest is xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 10%   Variance:    Variance %:    Comment: The loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The loan is active in Bankruptyc.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 8XX/XX18   Tape Value: 6XX/XX18   Variance: -62 (Days)   Variance %:    Comment: As per payment history the payment history the last payment received date is 8XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 2122221100mm   Tape Value: 2212100000XX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 2122221100mm.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mm0011222212   Tape Value: Xxx000012122   Variance:    Variance %:    Comment: The Payment History String reversed is mm0011222212.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX28   Tape Value: XXX/XX28   Variance: 29 (Days)   Variance %:    Comment: As per Note, maturity date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.04% Comment: According to payment history, legal balance is xx. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Service transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure document is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     "According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The plan was confirmed on XX/XX/XX13. The POC was filed by xx on xx with the secured claim amount of xx and the arrearage is xx. As per Order confirming the xx plan dated XX/XX/XX13, the confirmed plan was dated XX/XX/XX12. But, the debtor had filed the bankruptcy in 2013. As per Trustee’s final report dated XX/XX/XX18, the debtor had paid the arrearage is in the amount of xx. The debtor was discharged on xx and terminated on xx No prior bankruptcy records has been found against the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The Choice of Insurer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Voluntary Petition, Schedule-D shows the value of the collateral is xx and the amount of claim is xx. Hence, the unsecured portion is in the amount of xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94289116	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$22.77	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.140%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report datedxx/xx/xx18 the subject mortgage was originated on xx and recoded on xx.
The subject mortgage is in second lien position, as there is one open mortgage in the amount of xx in favor of xx dated on xx and recorded on xx . Subject Mortgage is executed on xxand was recorded on xx.  No satisfaction or release document was found in the loan file stating the prior mortgage has been released.  HUD-1 / Settlement statement does not show any payoff. As per the Final Title Policy, schedule B does not show any exception for prior Mortgage and Liens.
There are three active Water/Sewer/Utilities lien found on the subject property in favor of xx. First lien is in the amount of xx recorded on xx.
 Second lien is in the amount of xx recorded on xx.Thired lien is in the amount of $xx recorded on xx.  The subject property is located in the state of xx, which is a not a super lien state.
There are two IRS liens in the favor of xx in the amount of xx. First lien is in the amount of xx recorded on xx and Second lien is in the amount of $xx recorded on XX/XX/XX17.
Also, there are two real estate tax liens in the favor of City of xxirst was recorded on XX/XX/XX14 the amount is unavailable and the second was recorded on XX/XX/XX17 however, the amount is not mentioned. The taxes have been paid in the year 2013 and 2016 respectively. However no release was found.

There is Hospital lien against xx in the favor of xx in the amount of xx.
2018 County annual tax is paid in the amount of xx and city annual tax is paid in the amount of $19.48 .No prior delinquent taxes are found.
The review of payment history shows that the as of XX/XX/XX18 the borrower has been delinquent for 10 months and next due date for payment is 9XX/XX17. The last payment was received on 6XX/XX18 in the amount of xxwhich was applied for 8XX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx with the interest rate of 10.14%.The Borrower has been making payments as per the Adjustment of terms agreement dated onXX/XX/XX12 located at "xx".
Collections Comments:The review of the collection comment shows that the loan is in collections and next due date for the payment is 9XX/XX17.
As per the servicing comments datedXX/XX/XX18, the sheriff's sale had been scheduled on XX/XX/XX18. The borrower had filed bankruptcy under xx with the case #xx on xx. However, the foreclosure is on hold. No further details regarding foreclosure have been found.
The review of payment history shows that the as of XX/XX/XX18 the borrower has been delinquent for 10 months and next due date for payment is 9XX/XX17. The last payment was received on 6XX/XX18 in the amount of xxwhich was applied for 8XX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx with the interest rate of 10.14%. The Borrower has been making payments as per the Adjustment of terms agreement dated onXX/XX/XX12 located at "xx".
The has not been modified since origination. The Adjustment of Terms Agreement found in the loan file dated on XX/XX/XX12, located at ("xx"), the borrower has made last payment as per AOT with the revised monthly payment xx with the interest rate of 10.14%. The revised monthly payments have been started from XX/XX/XX12 and the maturity date is xx.
The borrower xx had filed bankruptcy under xx with the case #xx on xx. The current bankruptcy status is the case was dismissed on xx and terminated onxx.
The POC was filed on xx with the POC amount is xxand the amount of arrearage is xx.The case was dismissed on xx and terminated on xx.
The reason for default is not found.
As per the servicing comments datedXX/XX/XX, the subject property occupied by an unknown party and is in average condition, no comments regarding the repair or damage has been found, also no BPO report are available.

Foreclosure Comments:As per the servicing comments datedXX/XX/XX18,the sheriff's sale had been scheduled on XX/XX/XX18.The borrower had filed bankruptcy under xx with the case #xx on xx. However, the foreclosure is on hold. No further details regarding foreclosure have been found.
Bankruptcy Comments:The borrower xxxhad filed bankruptcy under xx with the case #xx  onxx .The current bankruptcy status is case was dismissed on xx and terminated on xx.
The POC was filed on xx with the POC amount is xx and the amount of arrearage is xx.The case was dismissed on xx and terminated on xx

Not Applicable	Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.62% Comment: As per the latest payment history the accrued interest per payment history is xx however, tape reflects as xx. &#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 10%   Variance:    Variance %:    Comment: As per note, loan amortization type is fixed. However, the tape data reflects ARM.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: As per collection comment, the current legal status is collections. However, the tape data reflects Bankruptcy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: As per payment history, the unpaid Escrow balance is (xx). However, the tape data reflects balance is (xx).&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 404   Variance: -44   Variance %: -0.11%   Comment: As per note, loan original maturity terms are 360 months. However, the tape data reflects 404 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per note, original stated P&I is xx. However, the tape data reflects P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999879876XXX   Variance:    Variance %:    Comment: As per payment history string is 444444444444 However, the tape data reflects string is 999879876XXX.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: XXxxxxx98999   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444 However, the tape data reflects string is XXxxxxx988999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX37   Tape Value: 7XX/XX41   Variance: 1338 (Days)   Variance %:    Comment: As per note, stated maturity date is 1XXX/XX37. However, the tape data reflects on 7XX/XX41.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history, the total debt is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal Description as per the Mortgage document is "xx, As per Plat recorded at xx" . And as the legal Description as per the vesting deed is "xx recorded at xx". The Legal Description incorrectly references Plat xx."
* Comment history is incomplete (Lvl 3)     "The comment history is available from XX/XX/XX17 to 8XX/XX18.As we require latest 24 months servicing comments. The comment history is missing from 8XX/XX16 to XX/XX/XX17."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per updated title report datedXX/XX/XX18, the subject mortgage is in second lien position, as there is one open mortgage in the amount of xx in favor of xx dated on xx and recorded on xx. Subject Mortgage is executed on xx and was recorded on xx.  No satisfaction or release document was found in the loan file stating the prior mortgage has been released.  HUD-1 / Settlement statement does not show any payoff. Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed.
Hence the subject mortgage is not at risk by the unreleased lien."
* The property had a tax sale - property or cert was sold to 3rd party (Lvl 3)     "As per the updated title report dated XX/XX/XX18, there are two real estate tax liens in the favor of xx. First was recorded on xx the amount is unavailable and the second was recorded on xx however, the amount is not mentioned. The taxes have been paid in the year 2013 and 2016 respectively. However no release was found."
* Water/Sewer Taxes (Lvl 3)     "As per the updated title report dated XX/XX/XX18 ,there are three active Water/Sewer/Utilities lien found on the subject property in favor of xx. First lien is in the amount of xx recorded on xx.
 Second lien is in the amount of xx recorded on xx. Third lien is in the amount of xx recorded on xx.The subject property is located in the state of GA, which is a not a super lien state."
* Title Review shows major title concern (Lvl 3)     "As per updated title report datedXX/XX/XX18, there is one open mortgage in the amount of xx in favor of xx dated onXX/XX/XX88 and recorded onXX/XX/XX88. Subject Mortgage is executed onXX/XX/XX07and was recorded on XX/XX/XX07.  No satisfaction or release document was found in the loan file stating the prior mortgage has been released.  HUD-1 / Settlement statement does not show any payoff. Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed.
Hence the subject mortgage is not at risk by the unreleased lien."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 along with transmittal are missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx Did not see comments indicating a cram down."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the update title, there are two IRS liens in the favor of xx . First lien is in the amount of xx recorded on XX/XX/XX17 and Second lien is in the amount of xx recorded on XX/XX/XX17."
* State Tax Judgment (Lvl 2)     "As per the updated title report, there were two city tax liens against xx in the favor of xx.2013 City taxes have been paid, however no release was found for this lien and 2016 City taxes have been paid, however no release was found for this lien."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosure is missing from the loan file.
1.Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21103539	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$443.90	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.810%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the loan was originated on xx in the amount of xx in the favor of lender “xx” which was recorded on xx. The chain of assignment is complete as currently the loan is with current assignee “xx
There are no active judgments or liens found against the subject property/ borrower.
The combined annual property taxes of the year 2017-2018 are paid in the amount of $xx. Prior years taxes are not delinquent.	According to the review of latest payment history as of XX/XX/XX18, the borrower is delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 6.000%. The loan has never been modified since the origination. The borrower is paying according to the "Adjustment of Term Agreement" dated xx.	Collections Comments:According to the collection comments dated XX/XX/XX18, the borrower is delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 6.000%. The loan has never been modified since the origination. The borrower is paying according to the "Adjustment of Term Agreement" dated xx. The foreclosure is not yet accelerated in the loan.
The borrower had filed bankruptcy on XX/XX/XX17 under xx with case xx. The amended POC was filed by lender on xx with the claim amount of xx and the amount of arrearage is xx.  The plan was confirmed on XX/XX/XX18. According to the xx plan the debtor will pay to the trustee in the amount of xx biweekly for next 60 months.
According to the collection comments the subject property is in average condition occupied by the unknown party with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy on XX/XX/XX17 under xx with case xx. The amended POC was filed by lender on xx with the claim amount of xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX18. According to the xx plan the debtor will pay to the trustee in the amount of xx biweekly for next 60 months.	Not Applicable	Mortgage Insurance Missing Dicsloures Credit Application Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.24% Comment: As per Bankruptcy Accrued Interest is xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 6.0%   Variance:    Variance %:    Comment: As per Note Loan is fixed, Hence ARM Lifetime cap rate is not applicable.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -27 (Days)   Variance %:    Comment: As per Payment History Last Payment Received Date is 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: Updated according to the note agreement.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.59%   Comment: As per Payment History Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.81%   Tape Value: 6.000%   Variance:    Variance %: 5.81%   Comment: A per Note Original Stated Rate is 11.8100%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 332133333444   Tape Value: 3336543210XX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 332133333444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444333331233   Tape Value: Xxx123436333   Variance:    Variance %:    Comment: The Payment History String reversed is 444333331233. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX38   Tape Value: 1XXX/XX38   Variance: 30 (Days)   Variance %:    Comment: Updated according to the note agreement.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: As per Payment History Total Debt/ Legal Balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per Payment History Unpaid Current Principal Balance(UPB) is xx. Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "According to Short Form Policy dated XX/XX/XX08, the Amount of Insurance xx is less than the Original balance of xx. Also the Mortgage Amount given on the Short Form policy xx is less than the Original balance of xx
This can be cured by Reforming or replacing the Short Form title policy."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The XXX risk indicator is "Moderate" due to:-
1) Interest Rate Test.
2) Brokerage/Finder Fee Test."
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is conventional and the LTV is xx%. Hence; the MI certificate is required and is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx  state and this state requires following disclosures and all are missing from the loan file
·Availability of Title Insurance
·xx Consent to Disclosure of Insurance Information
·Choice of Agent/insurer
·Insurance Solicitation/Post Commitment"
* XXX State Regulations Test Failed (Lvl 2)     "The XXX state regulation test is failed for:-
1) Interest Rate Test.
The loan data is xx%, the Comparison data is xx and the Variance is xx.
2) Brokerage/Finder Fee Test.
																																																																																								The Loan data is xx, the Comparison data is xx and the Variance is xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5316408	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$705.83	7/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.640%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with xx, (borrower) and (lender) xx which was recorded on xx. The chain of assignment is incomplete as the subject mortgage is with the current assignee, xx dated xx There is active senior mortgage in the updated report
1. There is a senior mortgage in the amount of xx in favor of xx which was recorded on xx
No active liens and judgment has been found on updated title report. 2017 year annual combined tax was paid onxx/xx/xx18 in the amount of $xx.	Review of the payment history provided from 1XXX/XX07 to 8XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 7XX/XX18 which was applied for the due date of XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.000%. Borrower is currently making the payment according to the AOT terms which is located at "xx".	Collections Comments:The loan is currently in active bankruptcy. Review of the collection comments from 9XX/XX10 to 8XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 7XX/XX18 which was applied for the due date of XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.000%. Borrower is currently making the payment according to the AOT terms which is located at "xx".
Review of the collection comment from 9XX/XX10 to 8XX/XX18 and available documents in the loan file states that the foreclosure was initiated and referred to attorney onXX/XX/XX17 and complaint was filed onXX/XX/XX17. Foreclosure file was placed on hold due to borrower has filed bankruptcy under xx case#xx on xx. Currently borrower is in active bankruptcy however there is no information regarding foreclosure to know the current status of foreclosure.
Borrower has filed bankruptcy under xx case#xx on xx. POC was filed by the subject creditor on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on XX/XX/XX17 which states that the debtor shall pay to the trustee the sum of xx per month for a period of 60 months. Trustee shall pay the Pre-petition Arrearage at the rate of xx or more per month. Debtor to make xx, the Trustee shall pay the ongoing Mortgage Payments due to Mortgage Creditor which is in the amount of xx per month. Order Confirming xx Plan was filed on XXX/XX18 which states that the plan filed by the debtor(s) on XX/XX/XX17 is confirmed. Trustees Petition to Dismiss Case was filed on 5XX/XX18.  Order Confirming xx Plan was filed onXX/XX/XX18 due to the debtor shall not incur indebtedness nor sell, encumber, or otherwise transfer any interest in estate property outside the ordinary course of business without approval of the court. It is ordered that the Plan which was filed on XX/XX/XX17 is confirmed. Order on Trustee's Petition to Dismiss Case was filed on xx which states that the relief sought is denied.

Foreclosure Comments:Review of the collection comment from 9XX/XX10 to 8XX/XX18 and available documents in the loan file states that the foreclosure was initiated and referred to attorney onXX/XX/XX17 and complaint was filed onXX/XX/XX17. Foreclosure file was placed on hold due to borrower has filed bankruptcy under xx case#xx on xx. Currently borrower is in active bankruptcy however there is no information regarding foreclosure to know the current status of foreclosure.
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx on xx. POC was filed by the subject creditor on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which states that the debtor shall pay to the trustee the sum of xx per month for a period of 60 months. Trustee shall pay the Pre-petition Arrearage at the rate of xx or more per month. Debtor to make xx, the Trustee shall pay the ongoing Mortgage Payments due to Mortgage Creditor which is in the amount of xx per month. Order Confirming xx Plan was filed on XXX/XX18 which states that the plan filed by the debtor(s) on XX/XX/XX17 is confirmed. Trustees Petition to Dismiss Case was filed on 5XX/XX18. Order Confirming xx Plan was filed onXX/XX/XX18 due to the debtor shall not incur indebtedness nor sell, encumber, or otherwise transfer any interest in estate property outside the ordinary course of business without approval of the court. It is ordered that the Plan which was filed on XX/XX/XX17 is confirmed. Order on Trustee's Petition to Dismiss Case was filed onXX/XX/XX17 which states that the relief sought is denied.	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure Credit Application	Field: Accrued Interest per Payment History Loan Value: xx Tape Value: xx |---| xx |----| 0.50% Comment: Accrued Interest Per Payment History xxx however tape data shows xx. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 6.0%   Variance:    Variance %:    Comment: ARM Lifetime cap is not available.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Deferred balance as per tape data xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Deferred principle(Modification) per payment History xxx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -31 (Days)   Variance %:    Comment: Last payment received on 7XX/XXx18.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 412   Variance: -52   Variance %: -0.13%   Comment: Loan Original maturity term months 360.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.66%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.64%   Tape Value: 6.000%   Variance:    Variance %: 5.64%   Comment: The Note reflects the Original Stated Rate as 11.6400%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 999999987XXX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 441414444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: XXxxxx999999   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444141444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX37   Tape Value:XX/XX/XX42   Variance: 1582 (Days)   Variance %:    Comment: Stated Maturity date as per Note is XX/XX/XX37.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.21%   Comment: Legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid principal balance as per payment history is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at second lien position as updated title report dated 8XX/XX18 shows an open senior mortgage in the amount of xx dated xx and recorded on xx in the favor of “xx” Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage"
* Title Review shows major title concern (Lvl 3)     "Updated Title Report dated XX/XX/XX18 shows an open senior mortgage in the amount of xx dated xx and recorded on xxin the favor of “xx” Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage
There can be possibility of foreclosure due to these unpaid mortgage liens and it can be cured if these mortgage lien is paid off with unpaid interest &late fees (if any)."	* Missing Required State Disclosures (Lvl 2) "The property is located in xx. The following state disclosures are missing from the loan file.
1)Agent Preference Disclosure
2)Casualty Insurance Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "Right Of Rescission is not hand dated by borrower."
* Property Damage (Lvl 2)     "As per comment datedXX/XX/XX18, subject property had damage for Wind/Hail Damages: Roof, interior cleaning, drywall and painting loss and draft funds received xx  However; the prior comment dated XX/XX/XX17, shows the property was damaged and estimated loss amount is xx, but claim for the same filed by the borrower was denied by the insurance company. Further details regarding the damage are not available in the collection comments."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test Failed due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test
1. TILA Foreclosure Rescission Finance Charge Test shows Loan data xx, Comparison Data xx, Variance xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xxILA Finance Charge Test shows Loan data xx, Comparison Data xx, Variance xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator is Moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test are failed."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file however all information is captured from initial application which is located at "xx"."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94655290	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$801.90	$1,603.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.080%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$252,206.96	$16,646.49	3.650%	xx	XX/XX/XX10	Financial Hardship	The reviews of updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on xx and recorded on xx with xx. for the amount of xx
The chain of assignment has been completed. The latest assignment is with xx which was recorded on xx.

No active liens and judgments have been found.

County taxes for the year 2018, 1st installments taxes are delinquent in the amount of $xx and the 2nd installments taxes are due in the amount of $xx
According to latest payment history, the borrower is currently delinquent for 1 month and the next due date for payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xxx which was applied to due dateXX/XX/XX18. The current UPB is xx. As per tape data, the stated current rate is 3.648%, P&I is xx and PITI is xx. The borrower has been making the payments as per the AOT dated 8XX/XX10. As per the modified tarems, in addition to the new UPB, the borrower shall pay the deferred balance in the amount of xx on the maturity date.
The prior AOT was done on xx which consist of deferred balance in the amount of xx; hence, the total deferred balance is in the amount of xx.	Collections Comments:The review of the servicing comments shows that the loan is in the active bankruptcy and the next due date for payment is4XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to due date XXX/XX17. The current P&I is in the amount of xx and PITI is in the amount of xx. The current UPB is in the amount of xx. The borrower has been making the payments as per the modification terms.
As per comments, the reason for default is the curtailment of income.
The foreclosure was initiated. Unable to determine the date of the file referred to an attorney and the date of the judgment entered. As per the comment datedXX/XX/XX16, the sale was scheduled onXX/XX/XX16; however, the foreclosure was put on hold as the borrower filed bankruptcy on xx.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx and the plan was confirmed on 1XXX/XX16. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed on 1XXX/XX16 and the debtor shall pay P&I to the trustee in the amount of xx for 60 months. The schedule D of Voluntary Petition doesn’t show any unsecured debt. There is no comment indicating a cram-down.
As per the latest comments, the subject property has been occupied by an unknown party and is in average condition. No damages or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower had filed bankruptcy xx case# xx on xx. The plan was confirmed onXX/XX/XX17. The debtor shall pay to the trustee the sum of xx monthly for 48months. As per the amended modified plan filed on xx the borrower will resume making the regular payments in the amount of xx and also, the debtor will cure the post-petition arrearage in the total amount of xx. The MFR was filed on xx.	This AOT agreement was made on 8XX/XX10 between the borrowers xx and the lender xx
As per the modified terms, the borrower promised to pay the new UPB in the amount of xx  at an annual fixed interest rate of 3.65% starting fromXX/XX/XX10 till the extended maturity date xx.
In addition to the new UPB, the borrower shall pay the deferred balance in the amount of xx on the maturity date.
The prior AOT was done on xx which consist of deferred balance in the amount of xx.	Missing Required State Disclosures Missing Required Disclosures Credit Application	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.33% Comment: The modification agreement reflects the deferred balance amount as xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan was modified twice since origination; hence, updated this field as Yes.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the latest payment history, the Escrow balance is xx  Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 11 (Days)   Variance %:    Comment: Last payment received date isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 374   Variance: -14   Variance %: -0.04%   Comment: As per NOte, the loan original maturity term months are 360.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.24%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 12.08%   Tape Value: 3.648%   Variance:    Variance %: 8.43%   Comment: The Note reflects the Original Stated Rate as 12.080%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 002222222222   Tape Value: 111111112XXX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 002222222222. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222222222200   Tape Value: XXxx11111111   Variance:    Variance %:    Comment: The Payment History String reversed is 222222222200. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: The total debt/legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The latest payment history shows that the current UPB is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The available comments history is from XX/XX/XX17 to 8XX/XX18; however, we require last 24 months comments history; hence, comments are missing from 9XX/XX16 toXX/XX/XX17."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "As per the updated title dated 8XX/XX18, county taxes for the year 2018, 1st installments taxes are delinquent in the amount of xx till 6XX/XX18."
* Lost Note Affidavit (Lvl 3)     "Lost Note Affidavit has been found in the loan file located at xx. It reveals that the original Note was not located. However, a copy of note is avaliable in the loan file."
* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX17 to 8XX/XX18; however, we require latest 12 months payment history, Payment history is missing one month which is 9XX/XX17."	* Missing Required State Disclosures (Lvl 2) "The following required state disclosures are missing from the loan file.
1.xx Application Disclosure
2.Choice of Settlement Agent Disclosure
3.Disclosure of Charges For Appraisal or Valuation"
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81105237	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,950.59	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	57.261%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$200,610.07	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated xx/xx/xx18, the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment is incomplete as the no assignments are provided with updated title. There is a junior mortgage in the amount of xx which was recorded on xx in favor of xx. There are 4 civil judgments in the total amount of xx. First installment of combined taxes of 2018 is due in the amount of $xx. No prior year delinquent taxes have been found pending.	Review of payment history shows that the borrower is making the payments regularly. The borrower is currently delinquent for 0 months. The last payment was received onXX/XX/XX18 in the amount of xx and that was applied for 8XX/XX18. The next due date is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx	Collections Comments:The loan is in collections. The borrower is making the payments regularly. The borrower is currently delinquent for 0 months. The last payment was received onXX/XX/XX18 in the amount of xx and that was applied for 8XX/XX18. The next due date is 9XX/XX18. The borrower xx had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed on XX/XX/XX15. The debtor was discharged on xx and the bankruptcy was terminated on xx. As per debtor's statement of intention dated XX/XX/XX14, the borrower wants to retain the property and it's not claimed as exempt. As per Motion to convert case to xx dated XX/XX/XX14, the borrower wants to convert the bankruptcy chapter into 13. No foreclosure activity has been found. As per collection comment dated XX/XX/XX18, the borrower wants to keep the property. The loan was modified on xx As per modified term, the new principal balance is xx. As per collection comment dated XX/XX/XX17, the subject property is occupied by the unknown party with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xxhad filed the bankruptcy under xx with case#xx on xx. The plan was confirmed on XX/XX/XX15. The debtor was discharged on xx and the bankruptcy was terminated on xx. The voluntary petition was filed on xx. As per debtor's statement of intention dated xxthe borrower wants to retain the property and it's not claimed as exempt. As per Motion to convert case to xx dated XX/XX/XX14, the borrower wants to convert the bankruptcy chapter into 13. The case was converted o XX/XX/XX14. As per order confirming plan dated XX/XX/XX15, the debtor's plan payments shall be increased to xx semi -monthly effective the 17th day of March 2015. As per amended chapter plan dated XX/XX/XX15, the debtor shall pay the xx to the trustee. The MFR was filed on XX/XX/XX14. The POC was filed on xx with POC amount of xx and arrearage in the amount of xx..	This step loan modification was made between the borrowers xx and the lender xx. on xx. As per modified term, the new principal balance is xx The borrower promises to pay the loan in steps beginning from 1XXX/XX13 for 60 months in the amount of xx with modified interest rate of 2.000%, from 1XXX/XX18 for 12 months in the amount of xx with interest rate of 3.000%, from 1XXX/XX19 for 12 months in the amount of xx with interest rate of 4.000%, from 1XXX/XX20 for 319 months in the amount of xx with the interest rate of 4.25%. This loan modification hasn’t balloon provision.	Missing Required State Disclosures	Field: Borrower Last Name Loan Value: XXX. Tape Value: XXX |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: Information updated as per available documen   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: Information updated as per available document.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Pay Change Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX13   Variance:    Variance %:    Comment: Information updated as per available documen   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX04   Tape Value: 1XXX/XX13   Variance: 3440 (Days)   Variance %:    Comment: Information updated as per available documen   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX13   Variance:    Variance %:    Comment: Information updated as per available documen   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 6XX/XX18   Variance: -42 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date asXX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 403   Variance: -43   Variance %: -0.11%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.92%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.375%   Tape Value: 2.000%   Variance:    Variance %: 3.38%   Comment: Information updated as per available document.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000001234   Tape Value: 000004333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000001234.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432100000000   Tape Value: 333333400000   Variance:    Variance %:    Comment: The Payment History String reversed is 432100000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: Not Applicable   Tape Value: 4.3%   Variance:    Variance %:    Comment: Information updated as per available document.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Change in rate/term.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Information updated as per available document.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Information updated as per available document. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to XX/XX/XX18. As we require latest 24 months Collection comments for review, Collection comments are missing from 09XX/XX16 to XX/XX/XX16."
* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing in final title policy. Terms and conditions sheet is neither available with final title policy for checking 12C clause."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.

xx Borrower's Bill of Rights
xx Consumer Caution and Homeownership Counseling Notice
																																																																																								Choice of Insurance Agent"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11500382	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$11,366.74	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	8.494%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated on xx with xx.
The chain of assignment is complete as the subject mortgage is currently with xx
There are eight civil judgment against the borrower open found in the total amount of $xx as below. :-
1) Civil judgment (Credit Card) against the borrower in the amount of xx favor of xx which was recorded on xx.
2) Civil judgment (Credit Card) against the borrower in the amount of xx favor of xx which was recorded on xx.
3) Civil judgment against the borrower in the amount of $xx favor of  xx which was recorded on xx.
4) Civil judgment against the borrower in the amount of $xx favor of  xx which was recorded on xx.
5) Civil judgment (Credit Card) against the borrower in the amount of $xx favor of xx which was recorded on xx.
6) Civil judgment  (Credit Card) against the borrower in the amount of $xx favor of  xx which was recorded on xx.
7) Civil judgment  against the borrower in the amount of $xx favor of xx which was recorded on xx.
8) Civil judgment  against the borrower in the amount of $xx favor of xx which was recorded on xx.
As per updated title report, town taxes for the year of 2018, 1st & 2nd installment was paid in the amount of $xx. Also, town taxes for the year of 2018, 3rd installment is due onXX/XX/XX18 in the amount of $xx and 4th installment is due on xx/xx/xx18 in the amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 1XXX/XX09. The next due date is 1XXX/XX09. The payment was received as per modification agreement. The payment history does not shows current UPB. Hence, value is taken from tape data in the amount of xx. The last payment was received as the interest rate modification certificate (xx)	Collections Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed. The case was converted from 13 to xx on 8XX/XX18. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. Motion for relief filed onXX/XX/XX18. The POC is filed on xx in the amount of xx and amount of arrearage is xx
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral XX/XX/XX09  by attorney.  Judgment was entered on 5XX/XX17. BID calculation completed onXX/XX/XX18 and foreclosure sale schedule for xx In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on 5XX/XX18  FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 1XXX/XX09. The next due date is 1XXX/XX09. The payment was received as per modification agreement.  The payment history does not shows current UPB. Hence, value is taken from tape data in the amount of  xxx1,049.15. The last payment was received as  the interest rate modification certificate (Doc locator#xx).
As per servicing comment datedXX/XX/XX17 subject property is damage. The nature of repair is mold and sewer. however, damage repair amount is not available in the latest servicing comment. Also latest BPO (Doc locator#xx) dated 4XX/XX18, does not shows any damage or repair information.

Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral XX/XX/XX09  by attorney.  Judgment was entered on 5XX/XX17. BID calculation completed onXX/XX/XX18 and foreclosure sale schedule for 9XX/XX18. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on 5XX/XX18  FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed. The case was converted from 13 to xx on xx. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. Motion for relief filed onXX/XX/XX18. The POC is filed on xx in the amount of xx and amount of arrearage is xx.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Loan Program Info Disclosure	Field: Current Bankruptcy Chapter Loan Value: xx Tape Value: xx |---| |----| Comment: xx is converted to xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: 1XXX/XX03   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xxxx46.40 Tape Value: xxxx49.15 Variance: xxxxx7.25 Variance %: 0.94% Comment: Tape Source: Initial Tape Type:	B	* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 4) "Borrower has filed bankruptcy under xx, case #xx on xx. xx plan filed onXX/XX/XX18 (xx shows borrower intent to sale the real property on 5XX/XX19. The plan is not confirmed. The case was converted from 13 to xx on xx due to unsecured debts is exceed. Notice of Request for Loss Mitigation filed onXX/XX/XX18 (xx for the loan modification . however, trustee denied the modification onXX/XX/XX18 (xx due to unsecured debt exceeding xxillion. Motion for relief filed onXX/XX/XX18. The POC is filed on xx in the amount of xx and amount of arrearage is xxx. However, the updated title report datedXX/XX/XX18 reflects the ownership of the property is still vested in the name of the borrower "xx	* Comment history is incomplete (Lvl 3) "Servicing comment are available from 1XXX/XX16 toXX/XX/XX18. however, we required latest 24 months servicing comment. Servicing comment is missing from 8XX/XX16 to XX/XX/XX16."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per servicing comment datedXX/XX/XX17 subject property is damage. The nature of repair is mold and sewer. however, damage repair amount is not available in the latest servicing comment. Also latest BPO (Doc locator#xx) dated 4XX/XX18, does not shows any damage or repair information."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at xx state.
Following state disclosure is missing from the loan file. :-
1) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category. Loan amount was xxx2,500.00"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
Loan data isxx which is comparison with xxx and variance is xx
Fees include :-
Loan Origination Fee -xx
Commitment Fee - xx
Notice of Settlemen - xx
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	917537	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,545.15	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.450%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	54.675%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$769,526.09	$223,276.08	4.125%	xx	XX/XX/XX15	Financial Hardship	The chain of assignment is complete as the subject mortgage is currently with xx
There is two child support lien judgment against the prior borrower open found in the amount of $xx as below. :-
1) Child Support Lien judgment against the prior borrower in the amount of $xx favor of xx which was recorded on xx.
2) Child Support Lien judgment against the prior borrower in the amount of $xx favor of xx which was recorded on xx
As per updated title report county taxes for the year of 2017-2018, 1st & 2nd installment was paid in the total amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 6XX/XX18 in the amount xx which was applied to 1XXX/XX16. The next due date is 1XXX/XX16. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence value is taken from the tape data in the amount of xx	Collections Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referralXX/XX/XX17 by attorney. The prior foreclosure sale schedule forXX/XX/XX18. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on 8XX/XX18 FC process currently was put on hold and new sale schedule for 8XX/XX18. No further details are available.
Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed . As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The  POC was filed on xx in the amount of xx with  amount of arrearage xx
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 6XX/XX18 in the amount xx which was applied to 1XXX/XX16. The next due date is 1XXX/XX16. The payment was received as per modification agreement.  Payment history does not shows current UPB. Hence value is taken from the tape data in the amount of xx.
The reason for default is excessive obligation.
The subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referralXX/XX/XX17  by attorney. The prior foreclosure sale schedule forXX/XX/XX18. In between FC process was delayed due to loss mitigation efforts.  Due to filing of bankruptcy by borrower on 8XX/XX18 FC process currently was put on hold and new sale schedule for 8XX/XX18. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed . As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC was filed on xx in the amount of xx with amount of arrearage xx.	The loan modification was done on 5XX/XX15 between the xx (Borrower) xx (Lender). The amortization type is fixed and new unpaid Principal balance per mod is xx and lender deferred principal in the amount of xx. According to modification agreement lender was agreed to forgive the total deferred amount which is exceeds 2% of modification amount.
.. As per modification agreement interest bearing amount is xx and modification original rate is 4.125 % and Monthly P&I is xx. The modification payment start date is 5XX/XX15 and new maturity date is xx	Loan Program Info Disclosure
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Right of Rescission
Missing Required State Disclosures
HUD-1 Closing Statement
Title Evidence
Final Truth in Lending Discl.	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.50% Comment: As per note defered balace is xx however tape data shows as xx Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies .   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 4 (Days)   Variance %:    Comment: The loan was originated onXX/XX/XX07 however tape data shows asXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333211210   Variance:    Variance %:    Comment: As per payment history is 444444444444 however tape data shows as 33333333333331210   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 012112333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444 however tape data shows as 01211233333333   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1XXXX  Tape Value: XXXX Variance:    Variance %:    Comment: The property address street is XXXXhowever tape data show as XXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: As per payment history total debt is xx however tape data shows as xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification was done on 5XX/XX15 between the xx (Borrower) xx (Lender). The amortization type is fixed and new unpaid Principal balance per mod is xx and lender deferred principal in the amount of xx. According to modification agreement lender was agreed to forgive the total deferred amount which is exceeds 2% of modification amount. The deferred principal balance is eligible for forgiveness in equal installment over three year, unless borrower default on new payment to the extent that three or more monthly payment become overdue and unpaid on the last day of any months, then servicer shall forgive one- third of the outstanding portion of deferred principal balance on each of the first, second and third anniversaries of the modification effective date. First payment of modification started on 5XX/XX15; however, current payment history shows borrower was default from XX/XX/XX payment. It’s unable to confirm that the amount has been forgive or not from principal."
* Missing Title evidence (Lvl 4) "Final title policy at origination is missing from loan file; also neither commitment nor preliminary title policy is available in file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file. however, value is taken from the instruction to closing agent document (Doc locatorxx)"	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan failed the TILA right of rescission test."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
Final TIL is missing from the loan file. Hence APR is taken as 0.00% which is compared with xx and variance is xx.
The annual percentage rate (APR) is xx The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at xx state.
Following state disclosure is missing from the loan file. :-
1) Impound Account Disclosure.
2) Cosigner Notice.
3) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99050854	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,338.89	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18, shows that the subject mortgage was originated on xx and was recorded on xx, with xxx. The chain of assignment has not been completed. The assignment is missing from xx toxx recorded onXX/XX/XX15.
The latest assignment is with xx. which was recorded on xx
There is a Junior Civil Judgment against the borrower in the favor of xx and the amount is unavailable, which was recorded onXX/XX/XX11.
2016-2018 taxes are paid in the total amount of $xx. The county taxes for the year 2018 are due in the amount of $1178.39.
No prior year delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 44 months and the next due date for payment is 1XXX/XX14. The last payment was received date is Unavailable in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per ARM change notice located at "xx"	Collections Comments:The loan is in active bankruptcy and the next due date for payment is 1XXX/XX14. The last payment was received date is Unavailable in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per ARM change notice located at "xx".
The reason for default is mentioned. The borrower wants to keep the property.
The loan has not been modified since origination.
The Foreclosure was initiated and referred to an attorney onXX/XX/XX17.The Notice of trustee sale located at “xx” the sale was scheduled on xx at xx. The foreclosure sale has been put on hold as the borrower xx had filed bankruptcy. As per comment dated xx  the sale has been postponed toXX/XX/XX18.
The borrower Maureen P Chapman had filed bankruptcy under xx with the Case # xx on xx. As per amended plan filed on 5XX/XX18(xx the Debtor shall pay the trustee in the amount of xx for 36 months. The plan was confirmed onXX/XX/XX18. The POC was filed by the creditor on 5XX/XX18 for the amount of xx and the arrearage amount is xx.
The document of Lis-Pendens located at “xx reveals that the subject property has total 3 owners named as xx  with equal X/X interests, each as their respective separate estate. However, the borrower xx filed Lis-Pendens against the borrower xx. The action has been commenced in the court upon the complaint for Unjust Enrichment, Dexxtory Judgment, quit title of the subject property and seeks to bar xx from having or asserting any right, title, estate, lien or interest in or to said land or premises until plaintiff’s claims are litigated.
We have the servicing comments up toXX/XX/XX18; however, it does not reflect any information about this litigation matter. Hence, unable to determine the litigation of title has been resolved.
No comments pertaining damage.

Foreclosure Comments:The Foreclosure was initiated and referred to an attorney onXX/XX/XX17.The Notice of trustee sale located at “xx” the sale was scheduled on XXX/XX18 at xx. The foreclosure sale has been put on hold as the borrower xx had filed bankruptcy. As per comment datedXX/XX/XX18 the sale has been postponed toXX/XX/XX18.

Bankruptcy Comments:As per PACER report, the borrower xx had filed bankruptcy under xx with the Case # xx on xx. As per amended plan filed on 5XX/XX18(xx) the Debtor shall pay the trustee in the amount of xx for 36 months. The plan was confirmed onXX/XX/XX18. The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.	Not Applicable	Affiliated Business Disclosure Credit Application Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per the loan documents the MI is not applicable.However, tape reflects it as No. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444.However, tape reflects it as 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444444444.However, tape reflects it as 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Manufactured Housing   Tape Value: Single Family   Variance:    Variance %:    Comment: The subject property type was manufactured.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.82% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The document of Lis-Pendens located at “xx reveals that the title of subject property has acquired by 3 owners at the time of loan origination, named as xx with equal X/X interests, each as their respective separate estate. However, the borrower xx filed Lis-Pendens against the borrower xx. The action has been commenced in the court upon the complaint for Unjust Enrichment, Dexxtory Judgment, quit title of the subject property and seeks to bar xx from having or asserting any right, title, estate, lien or interest in or to said land or premises until plaintiff’s claims are litigated.
The tax document shows property owner as xx
We have the servicing comments up toXX/XX/XX18; however, it does not reflect any information about this litigation matter. Hence, unable to determine the litigation of title has been resolved."	* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing in the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing in the loan file."
* Property is Manufactured Housing (Lvl 2)     "The appraisal report prior to loan origination dated xx reflect the subject property type was manufactured home. There is final title policy in the file and no ALTA 7 Endorsement document found.
The addendum attached with appraisal report located at xx which states that the manufactured home is affixed to the land and classified by the local taxing authority as real property. The transport wheels, hitches and lowing tongue have been removed. All available utilities are appearing to properly connect.
The addendum also reflects VIN#xx, serial or ID: xx.
The tax report of updated title dated 8XX/XX18, shows the subject property type as Residential- single family."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. The assignment is missing from xx to xx recorded onXX/XX/XX15.
The latest assignment is from xx. which was recorded onXX/XX/XX15."
* Application Missing (Lvl 2)     "Final Application is missing in the loan."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosure is missing in the loan file.
·Construction Lien Disclosure
·Mortgage Loan Servicing Disclosure
·Choice of Insurance Notice
·Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
																																																																																								·Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17900356	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	No	No	First	$0.00	$7,101.08	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Unavailable	xx	xx	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of assignment is incomplete as there is chain break in assignment from xx to xx. Currently, the mortgage assignment is with xx
There is a HOA lien against the subject property in the favor of xx in the amount of xx which was recorded on xx.
2017 combined annual taxes have been paid in the amount of $xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX11 to till date. The delinquency has been done for 78 months. The last payment was received on is not available in the provided payment history. The current P&I is xx and rate of interest is 6.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX11 to till date. The delinquency has been done for 78 months. The last payment was received on is not available in the provided payment history. The current P&I is xx and rate of interest is 6.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2010. Foreclosure was referred to attorney was completed onXX/XX/XX10. Foreclosure complaint was filed on xx with case # xx and the lis pendens was filed on same day. Foreclosure judgment was entered onXX/XX/XX14 that on hold fromXX/XX/XX17 toXX/XX/XX17 due to bankruptcy.  Sale was scheduled for xx. Collection comment dated 9XX/XX17 shows that, Property sold back to plaintiff for the amount of xx The maximum bid amount was xx. Comment dated 1XXX/XX17 states that deed was made in the name of xx and recorded on xx bk#xx xxdoc located at# Ln#xx . Comment datedXX/XX/XX18 shows that sale was vacated. Comment datedXX/XX/XX18 states that sale has been scheduled forXX/XX/XX18. But foreclosure was put on hold due to the xx (borrower) had filed for bankruptcy under xx with the case# xx onXX/XX/XX18. No further details have been found as we have collection comments as ofXX/XX/XX18.
According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx. Schedule D in voluntary petition dated xx states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Last filling wasXX/XX/XX18. No further details have been found.
According to collection comment, no damages or repairs have been found. Comment datedXX/XX/XX18 states that borrower wanted to keep the property and he had surgery and wasn't able to work.
According latest exterior BPO report dated 5XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2010. Foreclosure was referred to attorney that was completed onXX/XX/XX10. Foreclosure complaint was filed on 8XX/XX10 with case # xx and the lis pendens was filed on same day. Foreclosure judgment was entered onXX/XX/XX14 that on hold fromXX/XX/XX17 toXX/XX/XX17 due to bankruptcy.  Sale was scheduled for xx. Collection comment dated 9XX/XX17 shows that, Property sold back to plaintiff for the amount of xx. The maximum bid amount was xx. Comment dated 1XXX/XX17 states that deed was made in the name of xxx and recorded on 1XXX/XX17 bk#xx pgxx doc located at# Ln#xx. Comment datedXX/XX/XX18 shows that sale was vacated. Comment datedXX/XX/XX18 states that sale has been scheduled forXX/XX/XX18. But foreclosure was put on hold due to the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx No further details have been found as we have collection comments as ofXX/XX/XX18.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Last filling was xx. No further details have been found.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: LTV is greater than 78%. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Per note "drive" spelled completely out   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: N/A Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "Available servicing comment and documents in file reveal that loan is in foreclosure since 2010. Foreclosure was referred to attorney which was completed onXX/XX/XX10. Foreclosure complaint was filed on 8XX/XX10 with case # xx and the lis pendens was filed on same day. Foreclosure judgment was entered onXX/XX/XX14. was on hold fromXX/XX/XX17 toXX/XX/XX17 due to bankruptcy. Sale was scheduled for 9XX/XX17. Collection comment dated 9XX/XX17 shows that, Property sold back to plaintiff for the amount of xx. The maximum bid amount was xxomment dated 1XXX/XX17 states that deed was made in the name of xx and recorded on xx xx doc located at# xx .The satisfaction of mortgage and foreclosure deed by the way of foreclosure are vacated as per order of vacating judicial sale located atxx#xx
Comment datedXX/XX/XX18 shows that sale was vacated. Comment datedXX/XX/XX18 states that sale has been scheduled forXX/XX/XX18. But foreclosure was put on hold due to the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx. No further details have been found as we have collection comments as ofXX/XX/XX18."	* Title Rvw shows prop. owner of record is not borr. (Lvl 3) "According to updated title report dated 8XX/XX18, Current owner of property is not same as borrower. Current owner is xx. The foreclosure deed was made in the name of xx and recorded on xx xx located atxx
Property was sold back to plaintiff for the amount of xx and foreclosure sale was held on 9XX/XX17. The foreclosure deed was made in the name of xx and recorded on xx  doc located atxxx. Satisfaction of mortgage by foreclosure was recorded on bk#xx located at Lxx
The satisfaction of mortgage and foreclosure deed by the way of foreclosure are vacated as per order of vacating judicial sale located axx."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition datedXX/XX/XX18 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* Variation in Parcel number(APN#) (Lvl 3) "According to updated title report dated 8XX/XX8, there is variation in parcel no as recorded mortgage shows Parcel ID: xx ; However, warranty deed datedXX/XX/XX08 shows Parcel ID:xx. The tax collection report shows Parcel ID: xx	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure is missing from the loan file which are require for xx
Agent Preference Disclosure
Casualty Insurance Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to updated title report dated 8XX/XX18, the chain of assignment is incomplete as there is chain break in assignment from xx toxx. Currently, the mortgage assignment is with xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Servicer provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83711918	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$0.00	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.400%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	47.187%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with xx, (borrower) and (lender) xx. which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx dated xx. There is active junior mortgage in the updated report
1. There is a junior mortgage in the amount of $19,800.00 in favor o fxx. which was recorded on xx
there are five active Muni/City/Code liens have been found on updated title report against the subject borrower in the total amount of $840.31 in favor of xx which was recorded on multiple dates. There is no information of property tax updated title report shows that the tax certificate is ordered.	Review of the payment history provided from 7XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX15. The next due date is 6XX/XX15. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 8.400%. Borrower is currently making the payment according to the Note terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comment from 7XX/XX16 toXX/XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX15. The next due date is 6XX/XX15. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 8.400%. Borrower is currently making the payment according to the Note terms. Foreclosure was initiated and placed on hold due to loss mitigations however there is no more information regarding foreclosure.
Borrower has filed bankruptcy under xx cases xx on xx. POC was filed on
xx this shows that the amount of secured claim is xx and the amount of arrearage is xx. Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. xx Plan was filed on 8XX/XX17 which was objected on XX/XX/XX17 and Amended xx Plan was filed on XXX/XX18 which states that the Plan payments by Debtor shall consists of the total amount previously paid (xxx5) added to the new monthly Plan payments in the amount of xx beginning February 2018 (date) for 7 months through August 2018 and xxx1 for 48 months beginning September 2017 through August 2022. The Trustee shall distribute an amount sufficient to subject allowed claim for subject prepetition arrearages which is in the estimated amount of xx. Order Confirming xx Plan was filed on XXX/XX18 which states that this March 6, 2018 upon consideration of the plan submitted by the debtor under xx of title is confirmed. Currently borrower is in active bankruptcy.
As per latest BPO dated 1XXX/XX17 subject property is occupied by the subject borrower and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx cases xxon xx. POC was filed on
xx this shows that the amount of secured claim is xx and the amount of arrearage is xx. Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. xx Plan was filed on 8XX/XX17 which was objected on XX/XX/XX17 and Amended xx Plan was filed on XXX/XX18 which states that the Plan payments by Debtor shall consists of the total amount previously paid (xxx5) added to the new monthly Plan payments in the amount of xx beginning February 2018 (date) for 7 months through August 2018 and xxx1 for 48 months beginning September 2017 through August 2022. The Trustee shall distribute an amount sufficient to subject allowed claim for subject prepetition arrearages which is in the estimated amount of xx. Order Confirming xx Plan was filed on XXX/XX18 which states that this March 6, 2018 upon consideration of the plan submitted by the debtor under xx of title is confirmed. Currently borrower is in active bankruptcy.
Not Applicable	Loan Program Info Disclosure Initial Escrow Acct Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: 5XX/XX17 Tape Value: 5XX/XX18 |---| 365 (Days) |----| Comment: Updated per Bankruptcy filing&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: Current Foreclosure status is Not Applicable however tape data shows Judgment Entered.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No evidence in loan file of foreclosure-Referral Date&#xxD;   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: 1XXX/XX11   Variance:    Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lender G/L Require MI? is Not applicable however tape data shows No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.18%   Comment: Updated per Bankruptcy filing&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXXTape Value: XXXX   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: xxx   Tape Value: xxx   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: No evidence in loan file of foreclosure-Referral Date&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.58% Comment: Updated per Bankruptcy filing&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Review of updated title report dated XX/XX/XX18 shows that the subject mortgage went on other lien position as there are five active Muni/City/Code Lien liens against the subject borrower in the total amount of xx in favor of xx which was recorded on multiple dates."
* Title Review shows major title concern (Lvl 4)     "Updated Title Report dated XX/XX/XX18 shows, there are five active Muni/City/Code liens have been found on updated title report against the subject borrower in the total amount of xx in favor of xx which was recorded on multiple dates.
The subject property is in xx State which comes under super lien state." Said liens effect on subject property can be cured if all said unpaid liens are paid off."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated XX/XX/XX18 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx."
* Title issue (Lvl 3) "Schedule A in final Title Policy shows that the amount os insurance is xx which less than the amount of note xx Replacement of final title policy needed."	* XXX TILA Test Failed (Lvl 2) "XXX TILA Test failed due to TILA APR Test and TILA Finance Charge Test.
1. TILA Finance Charge Test: shows Loan Data xx Comparison Data xx and Variance -xx.
2. TILA APR Test shows Loan Data xx Comparison Data xx and Variance xx
* Loan program disclosure missing or unexecuted (Lvl 2)     "Disclosure missing"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Account Disclosure Missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to A Finance Charge Test and TILA APR Test are failed."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33557883	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	No	Second	$13.00	$7,114.63	7/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Verification of Stated Income	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	3 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	33.917%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on XX/XX/XX06 with xx
There are two active State Tax Liens or Warrants has been found on the updated title report datedxx/xx/xx18 in the total amount of $8030.53 which was recorded onXX/XX/XX16 andXX/XX/XX17 in favor of NYS Department of Taxation and Finance.
There are two civil judgments has been found on the updated title report in the total amount of $5967.46 in xx
There is Credit Card Judgment has been found on the updated title report in the amount of $9284.81 in xx
Updated title report dated XX/XX/XX18 shows an open xx
1st   installment of 2018 year Borough property tax was paid onXX/XX/XX18 in the amount of $1783.07 and 2nd installment of year 2018 Borough property tax is due on xx/xx/xx18 in the amount of $1783.07. 3rd installment of year 2018 Borough property tax is due onxx/xx/xx19 in the amount of $1783.07. 4th installment of year 2018 Borough property tax is due onxx/xx/xx19 in the amount of $1765.42.
2018 year annual other tax is delinquent which was due onxx/xx/xx18 in the amount of $13.00.
2018 year annual utilities tax is due onXX/XX/XX18 in the amount of $13029.99.
Review of the payment history provided from 7XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx and date is not available in the updated payment history also due date and The next due date is not available in the updated payment history. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 7.500%. Borrower is currently making the payment according to the Note terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comment from 7XX/XX16 toXX/XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx and date is not available in the updated payment history also due date and The next due date is not available in the updated payment history. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 7.500%. Borrower is currently making the payment according to the Note terms.
Review of the collection comment and available documents in the loan file states that the foreclosure was initiated and complaint was filed onXX/XX/XX13 but file was placed on hold due to borrower has filed bankruptcy onXX/XX/XX14 and terminated onXX/XX/XX15. Foreclosure file was resumed and foreclosure activity started. But again the foreclosure file was placed on hold due to contested and litigated hold start fromXX/XX/XX17. There is no information regarding this contested matter. As per comment datedXX/XX/XX17 hold end onXX/XX/XX17 both contested and litigated holds are on the file only litigation hold ends and contested hold is still active. As per comment dated XXX/XX18 contested hold was end due to contested resolution hold end on XXX/XX18. Contested and litigation hold was ended on XXX/XX18. Again the user has approved hold due to client request and hold end on XXX/XX18.
Sale date was scheduled for XXX/XX18 but borrower has filed bankruptcy under xx case # xx on XXX/XX18 and foreclosure file was placed on hold. Currently borrower is in active bankruptcy and file is on hold.
Borrower has filed bankruptcy under xx case#xxon XXX/XX18. POC was filed onXX/XX/XX18 which states that the amount of secured claim is xx and the amount of arrearage is xx. Secured claim, unsecured amount and value of collateral is not listed in schedule D of voluntary petition dated XXX/XX18. Model xx Plan was filed on XXX/XX18 which is objected onXX/XX/XX18. Then Model xx Plan was filed onXX/XX/XX18 which states that the Debtor will make payment xx for 1 month the xx for 11 months the xx for 12 months then xx for remaining 36 month Plan period is of 60 months. Debtor will pay post-petition payment directly to the subject creditor. Trustee will pay pre-petition arrearage to subject creditor which is in the total amount of xx.   Application for Loss Mitigation was filed onXX/XX/XX18 and Order Re: Application for Loss Mitigation was filed onXX/XX/XX18. Currently debtor is in active bankruptcy.
As per latest BPO dated 1XXX/XX17 subject property is occupied by the unknown party and in average condition however no need to repair.
Foreclosure Comments:Review of the collection comment and available documents in the loan file states that the foreclosure was initiated and complaint was filed onXX/XX/XX13 but file was placed on hold due to borrower has filed bankruptcy onXX/XX/XX14 and terminated onXX/XX/XX15. Foreclosure file was resumed and foreclosure activity started. But again the foreclosure file was placed on hold due to contested and litigated hold start fromXX/XX/XX17. There is no information regarding this contested matter. As per comment datedXX/XX/XX17 hold end onXX/XX/XX17 both contested and litigated holds are on the file only litigation hold ends and contested hold is still active. As per comment dated XXX/XX18 contested hold was end due to contested resolution hold end on XXX/XX18. Contested and litigation hold was ended on XXX/XX18. Again the user has approved hold due to client request and hold end on XXX/XX18.
Sale date was scheduled for XXX/XX18 but borrower has filed bankruptcy under xx case # xx on XXX/XX18 and foreclosure file was placed on hold. Currently borrower is in active bankruptcy and file is on hold.

Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xxon XXX/XX18. POC was filed onXX/XX/XX18 which states that the amount of secured claim is xx and the amount of arrearage is xx. Secured claim, unsecured amount and value of collateral is not listed in schedule D of voluntary petition dated XXX/XX18. Model xx Plan was filed on XXX/XX18 which is objected onXX/XX/XX18. Then Model xx Plan was filed onXX/XX/XX18 which states that the Debtor will make payment xx for 1 month the xx for 11 months the xx for 12 months then xx for remaining 36 month Plan period is of 60 months. Debtor will pay post-petition payment directly to the subject creditor. Trustee will pay pre-petition arrearage to subject creditor which is in the total amount of xx. Application for Loss Mitigation was filed onXX/XX/XX18 and Order Re: Application for Loss Mitigation was filed onXX/XX/XX18. Currently debtor is in active bankruptcy.	Not Applicable	Missing Required State Disclosures	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 4XX/XX18 |---| |----| Comment: Missing Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Verification of Stated Income   Tape Value: No Documentation   Variance:    Variance %:    Comment: Stated income per 1003   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history String is 333333333333333333333333 however tape data shows 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history String Reversed is 333333333333333333333333 however tape data shows 444444444444.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: 4 (Days)   Variance %:    Comment: In active BK   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.95% Comment: Total Debt/Legal vbalance per Payment History is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at second lien position as updated title report dated XX/XX/XX18 shows an open senior mortgage in the amount of xx dated XX/XX/XX03 and recorded on XX/XX/XX04 in the favor of xx Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file but Final HUD-1 shows payoff towards XXXMortgage in the amount of xx. Possible title claim can be filed."
* Title Review shows major title concern (Lvl 3)     "Updated Title Report dated 08XX/XX18 shows an open senior mortgage in the amount of xx datedXX/XX/XX03 and recorded on 5XX/XX04 in the favor of xx Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file but Final HUD-1 shows payoff towards XXXMortgage in the amount of xx.
Release or satisfaction is missing for the senior mortgage. Possible title claim can be filed."	* Foreclosure Delay or Contested (Lvl 2) "Foreclosure file was contested and litigated by the borrower onXX/XX/XX17 as per comment dated XXX/XX18 this contested and litigation were resolved on XXX/XX18. There is no information regarding the type of contested and litigation."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test Failed due to TILA Foreclosure Rescission Finance Charge Test and TILA Finance Charge Test:.
1.TILA Finance Charge Test: shows Loan Data xxComparison Data xxand Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx.TILA Foreclosure Rescission Finance Charge Test shows Loan Data xxComparison Data xx and Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following state disclosures are missing from the loan file.

1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit"
* Title Review shows break in assignment  (Lvl 2)     "There is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from “xx, N.A., as Trustee as there is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from “xx, N.A., as Trustee for the registered holder of the xx, -T & I” to " xx, N.A.” which is missing from the updated report."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator is moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test are failed."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "Updated report dated on 8XX/XX18 shows, there are other annual Taxes are delinquent in the amount of xxx0 for year 2018 and its due date was XXX/XX18."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "There are two active State Tax Liens or Warrants has been found on the updated title report dated 8XX/XX18 in the total amount of xx which was recorded onXX/XX/XX16 andXX/XX/XX17 in favor of NYS Department of Taxation and Finance."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24478211	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,886.34	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	54.691%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$116,700.00	Not Applicable	6.000%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx with x., (borrower) and (lender) xx which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx dated XX/XX/XX17.
There is an active Order Imposing Administrative Fine/Lien Against the subject borrower xx. in the amount of xx which was recorded onXX/XX/XX17 in favor of xx
2017 year annual combined tax is due on XX/XX/XX17 in the amount of $xx.	Review of the payment history provided from 7XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.000%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments from 7XX/XX16 toXX/XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.000%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between (Borrower) xxand (Lender) xx, onXX/XX/XX17. The new modified rate is 6.000% and borrower promises to pay P&I in the amount of xx beginning on 9XX/XX17. The new principal balance is xx. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx casexx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. As per schedule D in voluntary petition there is no amount for secured claim instead of this Notice only is given however it is unable to verify the unsecured amount. xx Plan was filed onXX/XX/XX15 and onXX/XX/XX15 amended xx plan was filed which states that the debtor will pay xx for first 6 months then xx from 7th month 60th month. Motion for Relief From Stay was filed by the subject creditor on xx. Objection to Confirmation of the Plan was filed onXX/XX/XX15 by the subject creditor due to Failure to Provide for Full Payment of Prepetition Arrearage.  Motion to Dismiss Case was filed onXX/XX/XX15 due to failure to appear. Objection to Confirmation of the Plan was filed on 1XXX/XX15 by the subject creditor due to Creditor holds a secured claim by virtue of its note and mortgage on the property located at xx.  Amended xx Plan was filed onXX/XX/XX16 which states that the debtor will pay xx per month for 60 months. Debtor Intends to Seek Mortgage Modification. . Pending the resolution of a mortgage modification request, Debtor shall make the adequate protection payments to the Trustee. Currently debtor is in active bankruptcy.
There is no information regarding foreclosure as the loan is in active bankruptcy foreclosure file is on hold. As per latest Inspection report subject property is occupied and in average condition however no need to repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage isxx. As per schedule D in voluntary petition there is no amount for secured claim instead of this Notice only is given however it is unable to verify the unsecured amount. xx Plan was filed onXX/XX/XX15 and onXX/XX/XX15 amended xx plan was filed which states that the debtor will pay xx for first 6 months then xx from 7th month 60th month. Motion for Relief From Stay was filed by the subject creditor onXX/XX/XX15. Objection to Confirmation of the Plan was filed onXX/XX/XX15 by the subject creditor due to Failure to Provide for Full Payment of Prepetition Arrearage. Motion to Dismiss Case was filed onXX/XX/XX15 due to failure to appear. Objection to Confirmation of the Plan was filed on 1XXX/XX15 by the subject creditor due to Creditor holds a secured claim by virtue of its note and mortgage on the property located at xx. Amended xx Plan was filed onXX/XX/XX16 which states that the debtor will pay xx per month for 60 months. Debtor Intends to Seek Mortgage Modification. . Pending the resolution of a mortgage modification request, Debtor shall make the adequate protection payments to the Trustee. Currently debtor is in active bankruptcy.	Loan modification agreement was made between (Borrower) xx and (Lender) xx, onXX/XX/XX17. The new modified rate is 6.000% and borrower promises to pay P&I in the amount of xx beginning on 9XX/XX17. The new principal balance is xx. The interest bearing amount is xxand the maturity date is xx. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX18 |---| 225 (Days) |----| Comment: Doc date verified on MOD Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lender G/L Require MI? is Not Applicable However tape data shows No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 223333333333333333333333   Variance:    Variance %:    Comment: Payment History string is 444444444444 however tape data shows 223333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333322   Variance:    Variance %:    Comment: Payment History string reversed is 444444444444 however tape data shows 333333333333333333333322.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: Per note "street" is spelled completly out   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.59% Comment: Total Debt/Legal Balnce per payment history is xx however tape data shows xxx.14. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as  Rate lock agreement/Closing instruction are missing from the loan file"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25041968	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$666.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx. The chain of assignment has been completed as the current assignment is with xx. There are 3 civil judgments in the total amount of $xx. Annual county taxes of 2017 have been paid in the amount of $666.59. No prior year delinquent taxes have been found pending.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 1XXX/XX18. The next payment is due for XX/XX/XX18. The current P&I is xx with rate of interest 4.50%. The current unpaid principal balance	Collections Comments:The loan is active in bankruptcy. The borrower xx had filed the bankruptcy under xx with case#xx on xx The plan was confirmed on XX/XX/XX14.As per amended chapter dated XX/XX/XX14, the debtor shall pay xx per month to the trustee. The debtor's plan length is 60 months. No foreclosure activities found. The borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 1XXX/XX18. The next payment is due for XX/XX/XX18. The loan was never modified since origination. As per latest property inspection report dated 05XX/XX18, the subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xxon xx. The plan was confirmed on XX/XX/XX14. The voluntary petition was filed on xx. As per amended chapter dated xx, the debtor shall pay xx per month to the trustee. The debtor's plan length is 60 months. The POC was filed on xx with POC amount of xx and arrearage in the amount of xx	Not Applicable	Mortgage Insurance Origination Appraisal	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX09   Tape Value: XXX/XX09   Variance: 15 (Days)   Variance %:    Comment: Date verified   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: Tape Source: Initial Tape Type:	B			* MI, FHA or MIC missing and required (Lvl 2) "The mortgage insurance certificate is missing from the loan file." * Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61173197	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,795.27	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.039%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment has been completed as the current assignment is with xx. There is no active judgment or liens found pending. First installment of 2018 city taxes has been paid in the amount of $2258.40. First installment of 2018 Utilities taxes is due in the amount of $198.19. No prior year delinquent taxes have been found pending.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 60 days. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 0XXX/XX18. The next payment is due for 04XX/XX18. The current P&I is xx with rate 4.875%. The payment history is not providing any information regarding UPB; however as per tape the UPB is xx	Collections Comments:The loan is active in bankruptcy. The borrower xx had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed on XX/XX/XX14. The voluntary petition was filed on xx.No foreclosure activity has been found. The borrower is not making the payments regularly. The borrower is delinquent for more than 60 days. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 0XXX/XX18. The next payment is due for 04XX/XX18. No details found regarding reason for default, intention of borrower and willingness of borrower. The loan was never modified since origination. As per latest property inspection report dated XX/XX/XX18, the subject property is owner occupied with no visible damages or repairs. The subject property is secured.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xx o xx. The plan was confirmed on XX/XX/XX14. The voluntary petition was filed on xx. As per xx3 plan, the debtor shall pay xx per month for 36 months. The POC was filed on xx with POC amount of xx and amount of arrearage is xx	Not Applicable	Missing Required Disclosures Notice of Servicing Transfer Good Faith Estimate Mortgage Insurance	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Reviewer updated per documents found in BOX&#xxD; Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX10   Tape Value: 8XX/XX10   Variance: 5 (Days)   Variance %:    Comment: Reviewer confirmed date of Original note is XX/XX/XX10 not XX/XX/XX10   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321222243444   Tape Value: 222233333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444342222123   Tape Value: 333333333333333333322222   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XX/XX/XX18, there is an issue with the recording sequence of the subject mortgage and the vesting deed through which the property was transferred to borrower. The property was purchase by “xx” through warranty deed on xx and on the same day the subject mortgage was originated. However, the subject mortgage was recorded prior to the warranty deed. The warranty was recorded on xx with Instr #/ Book #/ Page #:xx and the subject mortgage was recorded on xx with Instr #/ Book #/ Page #: xx. Currently the property is vested in the name of “xx” (Borrower)."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds"
* Missing Required Disclosures (Lvl 2)     "List of settlement service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Good faith estimate is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "Mortgage insurance is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67745866	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,206.74	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.893%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx
Chain of assignment has been completed as currently the assignment is with xx.
Active Judgments and Liens;
1) There is one senior judgment against the borrower xx recorded on xx in the amount of xx which is in the favor ofxx
2) Civil judgment against the borrower xx and  recorded on XX/XX/XX14 in the amount of xx.
3) Civil judgment against the borrower xx recorded on XX/XX/XX17 in the amount of xx
4) Civil judgment against the borrower xx recorded on XX/XX/XX13 in the amount of xx
5) Civil judgment against the borrower xx recorded on XX/XX/XX14 in the amount of xx
Property Tax Status;
1) 2018 City annual taxes had been paid in the amount of $xx on XX/XX/XX18.
2) 2018 County annual taxes had been paid in the amount of $481.41 on XX/XX/XX18.
3) 2017 School annual teas had been paid in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes had been found pending.
Review of payment history as of dated XX/XX/XX18 shows that the borrower has not been making regular payments. The loan payments are currently 7 months delinquent. The next due date is XX/XX/XX17. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.875% with P&I in the amount of xx.
The borrower had been making payments as per original note terms.
Collections Comments:Collection comments available from XX/XX/XX16 till XX/XX/XX18 shows that the borrower has not been making regular payments. The loan payments are currently 7 months delinquent. The next due date is XX/XX/XX17. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.875% with P&I in the amount of xx.
The borrower had been making payments as per original note terms.
Available notice of lis pendence, hoes that the foreclosure was initiated in the loan. The foreclosure was referred to attorney on xx. The foreclosure complaint was filed on xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
The borrower xxhad filed bankruptcy under xx with case#xx on xx. The plan was later confirmed on XX/XX/XX7.
Available latest BPO of XX/XX/XX18 shows the subject property is owner occupied and is good condition with no visible damages or repairs.

Foreclosure Comments:Available notice of lis pendence, hoes that the foreclosure was initiated in the loan. The foreclosure was referred to attorney on XX/XX/XX14. The foreclosure complaint was filed on XX/XX/XX17; however, the foreclosure process was put on hold due to borrower filing bankruptcy under 13 on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx on xx. The plan was later confirmed on xx.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx
As per Notice allowing xx claims the borrower the borrower will pay the amount of claim which of xx outside the bankruptcy payment plan.	Not Applicable	Credit Application Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Reviewer unable to update this field&#xxD; Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX10   Tape Value: 7XX/XX10   Variance: 13 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.05% Comment: Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final application is missing from the loan file; however, income and expenses are taken from initial application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosures missing from the loan file;
xx Consumer Credit Disclosure / Fair Credit Reporting Notice
xx Interest Rate Disclosure
xx Hazard Insurance  Disclosure
Co-Signer Notice Requirements
New York Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Active Judgment Against Borrower (Lvl 2) "Updated title report dated XX/XX/XX18 shows that there is one senior judgment against the borrower xx recorded on xx in the amount of xx which is in the favor of xx"	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37169914	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx. Chain of assignment has completed as currently the assignment is with xx recorded on XX/XX/XX15.
  * One junior mortgage found opened in the favor of xx  recorded on xx in the amount of xx0. No active judgments or liens has been found pending.
Property Tax Status; 1) 2017 Combined annual taxes had been paid in the amount of $xx on XX/XX/XX17. No prior year delinquent taxes had been found pending.	Review of payment history of dated XX/XX/XX18 shows that the borrower is making irrigular payments. The loan payments are currently 4 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 for the due date of XX/XX/XX18 in the total amount of xx. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 5.500% with P&I in the amount of xx.
The borrower is making payment as per original note.	Collections Comments:Collection comments available from XX/XX/XX16 till XX/XX/XX18 shows that the borrower is making irrigular payments. The loan payments are currently 4 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 for the due date of XX/XX/XX18 in the total amount of xx. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 5.500% with P&I in the amount of xx.
The borrower is making payment as per original note.
Available collection comments shows that the foreclosure was initiated in the loan and was referred toattorney on XX/XX/XX14; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
The borrower xx had filed bankruptcy under xx with case#xx on xx. The plan was later confirmed on XX/XX/XX15.
The loan is currently in active bankruptcy.
Available BPO report dated XX/XX/XX18 shows that the subject mortgage is owner occupant and is in average condition with no visible damages or repairs.

Foreclosure Comments:Available notice of lis pendence shows that the foreclosure complaint was filed on xx. Collection comments shows that the foreclosure was initiated in the loan and was referred to attorney on XX/XX/XX14; however, the foreclosure process was put on hold due to borrower filing bankruptcy under xx on xx.

Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx on xx. The plan was later confirmed on xx
The creditor had filed POC on xx in the POC amount of xx with arrearage in the amount of xx.
As per xx plan filed on XX/XX/XX15 the debtor shall pay to trustee the amount of xx per month for 4 months, then xx monthly for 56 months.	Not Applicable	Credit Application Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Judgment Entered |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX09   Tape Value: 9XX/XX09   Variance: 11 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.11% Comment: Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosures missing from the loan file;
xx Title protection notice
Insurance Disclosure
NSF Fee Disclosure
Over-the-limit fees
Notice of Rights to Obtain a Security Freeze"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Not Covered	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69854804	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,106.08	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.999%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	19.360%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated report datedXX/XX/XX18, the subject mortgage was originated on xx with xxfor the amount of xx
The chain of the assignment has been completed. Currently the assignment is with xx, which was recorded on xx.
There is an active mortgage against the subject property in the favor of xx for the amount of xx, which was recorded on xx
There is a junior civil judgment against the borrower in the favor of xx in the amount of xx, which was recorded on xx.
The county annual taxes for the year 2015, 2016 and 2017 have been paid in the total amount of $ 3208.9.
No prior years delinquent taxes have been found.
The payment history as ofXX/XX/XX18 reveals that the borrower has been delinquent with the loan and the next due date for the payment is 8XX/XX17. The last payment was received on 8XX/XX17, in the amount of xx, which was applied to 7XX/XX17. The current UPB is reflecting in the amount of xx. The borrower has been making payment as per note terms.	Collections Comments:The loan is in active bankruptcy and the next due date for the payment is 8XX/XX17. The last payment was received on 8XX/XX17, in the amount of xx, which was applied to 7XX/XX17. The current UPB is reflecting in the amount of xx. The borrower has been making payment as per note terms.
The loan has been modified once since origination in 2011 which is executed by the borrower and located at “xx”. However, servicing comment does not reflect any denial or approval of that modification. The borrower has been making payment as per note terms.
The foreclosure was initiated on loan by refereeing the attorney and the Lis-Pendens attached with updated title report datedXX/XX/XX18 located at “xx shows the lender has instituted the action against the borrower to foreclose the mortgage. The foreclosure is put on hold as the borrower xx has filed bankruptcy under xx with casexx on xx. The POC was filed by the creditor xxC for the amount of xx and the amount of arrearage is xx on xx. The plan has been confirmed on 5XX/XX17. As per this plan the borrower has to pay xx for month 1 through 18 then xx for months 19 through 60. Schedule-D of voluntary petition shows #12,081.00 as unsecured portion out of claim amount of xx.
The borrower is still in active bankruptcy. Further action is awaited.
As per comment datedXX/XX/XX17, the FC is on hold for FEMA as the subject property is located in hurricane IRMA Zone. However, no details mentioned about property damage due to hurricane and the FEMA hold ended on XXX/XX18.

Foreclosure Comments:The foreclosure was initiated on loan by refereeing the attorney and the Lis-Pendens attached with updated title report datedXX/XX/XX18 located at xx shows the lender has instituted the action against the borrower to foreclose the mortgage. The foreclosure is put on hold as the borrower xx has filed bankruptcy under xx with case#xx on xx. The borrower is still in active bankruptcy. Further action is awaited.
Bankruptcy Comments:As per PACER report the borrower xx has filed bankruptcy under xx with case#xx on xx. The POC was filed by the creditor xx for the amount of xx and the amount of arrearage is xx on xx. The plan has been confirmed on 5XX/XX17. As per this plan the borrower has to pay xx for month 1 through 18 then xx for months 19 through 60. Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx	Not Applicable	Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The bankruptcy has been filed by the borrower. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: XXX/XX13   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Escrow balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string is 4444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value:XX/XX/XX13   Variance:    Variance %:    Comment: No referral date was found.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.21% Comment: Total debt was xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at second lien position as there is an active senior mortgage against the subject property in the favor of xx for the amount of xx, which was recorded on xx
The subject mortgage was originated on xx and recorded on xx."
* Title Review shows major title concern (Lvl 3)     "According to updated report datedXX/XX/XX18, there is an active senior mortgage against the subject property in the favor of xx for the amount of xx, which was recorded on xx
The subject mortgage was originated on xx and recorded on xx.
Final HUD-1 shows payoff to xx in the amount of xx
No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, xx at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx. Did not see comment indicating cram down."
* Title issue (Lvl 3) "The subject mortgage was originated on XX/XX/XX07 with xx. The final title policy dated XX/XX/XX17 shows the wrong mortgage origination date in loan mortgage reference. This can be cured by adding an addendum to the final title policy with correct loan origination date."	* Settlement date is different from note date (Lvl 2) "The loan was originated on XX/XX/XX07 and settled on XX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx, Comparison data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data:xx, Comparison data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx, Comparison data:xx Variance:xx
																																																																																								TILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data:xx, Comparison data:xx Variance:xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76630335	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,786.96	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	47.078%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX03	$280,000.00	Not Applicable	4.500%	xx	XX/XX/XX03	Financial Hardship	Review of updated title report datedxx/xx/xx18 states that the subject mortgage was originated on xx with Lxx which was recorded on xx.
The chain of the assignment has not been completed currently. The mortgage is with xx and was recorded onxx.
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There is junior mortgage in the amount of xx which was recorded on xx and filed by xx
2. There is state tax lien against the borrower in the amount of xx which was filed by xx.
3. There is IRS lien in the amount ofxx which was filed by xx and was recorded on xx
Annual combined taxes have been paid in the amount of $3852.6.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 7XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of XXX/XX18. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.500%. Borrower is currently making the payment according to the modification terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx------
The borrower is currently 4 month behind his scheduled payments.

Collections Comments:xx had filed bankruptcy under xx Case#xx on xxand the plan was confirmed on xx
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx
According to the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx  for 60 months.
As per amended voluntary petition was filed onXX/XX/XX15 shows that the amount of secured claim is xx and unsecured portion is xx.
Latest status of FC was on hold due to active bankruptcy.
No information is available regarding the foreclosure process.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment and the latest BPO report dated onXX/XX/XX18 locator ("xx") shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xxhad filed bankruptcy under xx Case#xx on xx and the plan was confirmed onXX/XX/XX15.
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx
According to the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx  for 60 months.
As per amended voluntary petition was filed on xx shows that the amount of secured claim is xx and unsecured portion is xx
Latest status of FC was on hold due to active bankruptcy.	The loan is modified the loan 5XX/XX03.
The loan modification agreement was made between xx  and xx on xx with a new principal balance of xx with fixed rate of 4.5%. The borrower promised to pay  monthly P&I payment in the amount of xx beginning on 6XX/XX03 till the maturity date of xx
Balloon rider for modification is present locator ("xx")	Affiliated Business Disclosure Loan Program Info Disclosure Right of Rescission Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Sale Publication |---| |----| Comment: Current Foreclosure Status is Judgment Entered however the tape data shows it Sale Publication. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Currently in FC is no   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX03   Tape Value: 6XX/XX03   Variance: 31 (Days)   Variance %:    Comment: Doc Date of Last Modification is 5XX/XX03 however the tape data shows it 6XX/XX03.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Dose Lender G/L Required MI? is Yes however the tape data shows it No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String is 11111111111111 however the tape data shows it 333333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String Reversed is 111111111111 however tape data shows it 3333333333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX Variance:    Variance %:    Comment: Property Address Street is XXXX however the tape data shows it XXXX   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment: Property City is XXXX however tape data shows itXXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX11   Variance:    Variance %:    Comment: Referral Date is XXX/XX18 however the tape data shows itXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.34% Comment: Total Debt / Legal Balance per Payment History is xx however the tape data shows it xxx.64 Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx ;however, unsecured portion remained as xx. Collection comments does not show any cram down"	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Right of Rescission Test:."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated title report dated on 8XX/XX18 states that there is iRS liens against the borrower in the amount of xx which was filed by xx and was recorded on XXX/XX18; however the SSN number provided on document is does not match with the borrowers SSN number."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure missing or unexecuted."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Right of Rescission Test:.
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Agent Preference Disclosure
Casualty Insurance Disclosure"
* Active State Tax Lien Judgement. (Lvl 2)     "Updated title report dated on 8XX/XX18 states that there is state tax lien against the borrower in the amount of xx which was filed by xx and was recorded on xx."
* Title Review shows break in assignment  (Lvl 2)     "Updated title report dated on 8XX/XX18 states that There is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from " xx. to xx
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64775023	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington D.C.	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,864.24	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.853%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$195,325.27	Not Applicable	5.500%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx in favor of xxand also was recorded on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx
No active judgments or liens have been found pending.
Annual taxes are in the amount of 2,864.24.
2018 1st half combined taxes are paid tillXX/XX/XX18 in the amount of $xx.
2018 2nd half combined taxes are due tillXX/XX/XX18 in the amount of $xx.
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 69 month. The next due date for the payment is 1XXX/XX12. The borrower is not making regular payments as per loan modification. The last payment of 9XX/XX12 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx	Collections Comments:Loan is in active bankruptcy. Provided payment history from 7XX/XX16 toXX/XX/XX18 reveal that the loan is in delinquency for 69 month. The next due date for the payment is 1XXX/XX12. The borrower is not making regular payments as per loan modification. The last payment of 9XX/XX12 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx
According to the servicing comments and latest BPO report datedXX/XX/XX18 states that the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is excessive obligations. The borrower is not making regular payments as per loan modification. The loan was modified twice since origination. The loan modification was last made effective fromxx. The borrower promise to pay the unpaid principal balance of xx with interest rate of xx with P&I of xx with fixed amortized type and it was beginning from first payment date on 6XX/XX14 and ends with the maturity date of xx. The borrower is making payments as per previous loan modification made effective onXX/XX/XX09.
According to the available servicing comments dated from 7XX/XX16 toXX/XX/XX18, the notice of lis pendens and foreclosure was initiated on the subject property with case #xx by filing the complaint by the attorney on xx. The foreclosure case was referred to attorney onXX/XX/XX15. The mediation session was scheduled on XX/XX/XX16. The hearing judgment was filed onXX/XX/XX17. The final hearing judgment was filed on 5XX/XX18. The foreclosure file was put on hold due to bankruptcy filed by the borrower on xx.
The borrower has filed bankruptcy under xx plan with case # xx on xx. The plan was confirmed on xx.
Foreclosure Comments:According to the available servicing comments dated from 7XX/XX16 toXX/XX/XX18, the notice of lis pendens and foreclosure was initiated on the subject property with case # xx by filing the complaint by the attorney onXX/XX/XX15. The foreclosure case was referred to attorney onXX/XX/XX15. The mediation session was scheduled on XX/XX/XX16. The hearing judgment was filed onXX/XX/XX17. The final hearing judgment was filed on 5XX/XX18. The foreclosure file was put on hold due to bankruptcy filed by the borrower on xx
Bankruptcy Comments:The borrower has filed bankruptcy under xx plan with case # xx on xx. The plan was confirmed on XX/XX/XX17.
According to the xx plan datedXX/XX/XX17, the debtor shall pay to the trustee the sum of xx per month for 60 months.
Schedule D of voluntary petition datedXX/XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information regarding cram down have been found in the bankruptcy case.
Loan Modification agreement was made between borrower xx with xx.on effective date of xx
The borrower promise to pay the unpaid principal balance of xx with interest rate of 5.500% with P&I of xx with fixed amortized type and it was beginning from first payment date on 6XX/XX14 and ends with the maturity date of xx. The borrower is making payments as per previous loan modification made effective on xx
Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX14   Tape Value: 4XX/XX09   Variance: -1860 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX54   Tape Value: 9XX/XX35   Variance: -6817 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.62% Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information regarding cram down have been found in the bankruptcy case."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to the updated title report datedXX/XX/XX18, states that the legal description is inconsistent from vesting deed to subject mortgage. The vesting deed filed on xx and which was recorded on xx reads "xx" while subject mortgage signed on xx and which was recorded on xx with Instrument/book/page# xx reads "in xx".
This issue can be cured by re-recording of mortgage."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in state of xx. The following state disclosures are missing from the loan file.
1) Mortgage Loan Servicing Disclosure.
2) Choice of Insurance Notice.
3) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21780238	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$767.89	$1,588.77	8XX/XX21	Unavailable	Unavailable	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	21.049%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xxin favor of xx. and also was recorded on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx and it was recorded on xx
Active judgments or liens have been found pending.
1) There are 3 real estate tax liens against the subject property in favor of Plaintiff xx totaling in the amount of xx and are recorded on xx respectively.
2) There are 3 Municipal Code Enforcement against the subject property in favor of xx totaling in the amount of xx and are recorded on xx respectively.
3) There are numerous water liens against the subject property in favor of plaintiff xx totaling in the amount of xx and are recorded on xx8 respectively.
Annual taxes are in the amount of $xx.
1)  There are 2018 taxes delinquent in the amount of $767.89 and are payable till the good through date ofXX/XX/XX18.
Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 5 month. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per note P&I. The last payment of XXX/XX18 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 7XX/XX16 toXX/XX/XX18 reveal that the loan is in delinquency for 5 month. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per note P&I. The last payment of XXX/XX18 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx.
According to the servicing comments and latest BPO report dated onXX/XX/XX18 states that the subject property is occupied by unknown party with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per note P&I. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the 24 months servicing comments.
The borrower has filed bankruptcy under xx with case #xxonXX/XX/XX16. The plan was confirmed onXX/XX/XX16.
Foreclosure Comments:Unavailable
Bankruptcy Comments:The borrower has filed bankruptcy under xx with case # xxonXX/XX/XX16. The plan was confirmed onXX/XX/XX16.
According to the 4th amended xx plan datedXX/XX/XX17, the debtor shall pay to the trustee the sum of xx per month and xx per month for 48 months for the total base amount of xx. The estimated amount of arrearage to be paid for the collateral is in the amount of xx.

Not Applicable	Initial Escrow Acct Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Unavailable   Tape Value: Complaint Filed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Tenant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value: XX/XX/XX15   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.36% Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage was originated on xx and it was recorded on xx. The subject mortgage is in lower lien position.
According to the updated title report dated 8XX/XX18,
1) There are 3 real estate tax liens against the subject property in favor of xx totaling in the amount of xx and are recorded on xx respectively.
2) There are 3 Municipal Code Enforcement against the subject property in favor of xx totaling in the amount of xx and are recorded on xx respectively.
3) There are numerous water liens against the subject property in favor of plaintiff xx totaling in the amount of xx and are recorded on xx respectively."
* Title Review shows major title concern (Lvl 4)     "According to the updated title report dated 8XX/XX18,
1) There are 3 real estate tax liens against the subject property in favor of Plaintiff xx totaling in the amount of xx and are recorded on xx respectively.
2) There are 3 Municipal Code Enforcement against the subject property in favor of Plaintiff xx totaling in the amount of xx and are recorded on xx respectively.
3) There are numerous water liens against the subject property in favor of plaintiff xx totaling in the amount of xx and are recorded on xxrespectively.
The subject property is located in xx, which is a super lien state where there is a risk of property to be getting foreclosed due to above unpaid liens. It can be cured by paying off the above unpaid liens with late fees and unpaid interest."	* Title Review shows outstanding delinquent taxes (Lvl 2) "According to the updated title report dated 8XX/XX18, there are 2018 taxes delinquent in the amount of xx and are payable till the good through date ofXX/XX/XX18. Although, the title searcher note says that 2018 taxes have been partially paid. The remaining amount is due byXX/XX/XX18. Total amount of taxes are in the amount of xx out which xx has been paid."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38227161	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,325.96	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	45.907%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx
There is a senior mortgage against the subject property in favor of xx in the amount of xx and it was recorded on xx. However, according to the subordination agreement recorded on xx, states that the subordinate (xx ) desires to first lien priority mortgage in the amount of xx on lands and premises owned by xx, known for first lien mortgage, the owner desires to grant to subordinate.
No active judgments or liens have been found pending.
Annual taxes are in the amount of $xx.
2018 1st half combined taxes are due tillXX/XX/XX18 in the amount of $xx.
No prior delinquent taxes have been found pending.
Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 9 months. The next due date for the payment is 1XXX/XX17. The borrower is not making regular payments as per note P&I. The last payment of 9XX/XX17 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 7XX/XX16 toXX/XX/XX18 reveals that the loan is in delinquency for 9 months. The next due date for the payment is 1XXX/XX17. The borrower is not making regular payments as per note P&I. The last payment of 9XX/XX17 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per note P&I. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the latest 24 months servicing comments.
The borrower has filed the bankruptcy under xx plan with case # xx on xx. The plan was confirmed onXX/XX/XX14.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed the bankruptcy under xx plan with case # xx on xx. The plan was confirmed onXX/XX/XX14. The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx.
The order confirming xx plan was filed onXX/XX/XX14 and as per amended xx plan filed on 5XX/XX14, the debtor shall pay xx per month for the period of 60 months.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Sale Publication   Variance:    Variance %:    Comment: The foreclosure has not found to be initiated.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per review, the foreclosure has not been initiated.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 74.889% and the Lender did not require MI according to the Final DU.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444321444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 441234444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX11   Variance:    Variance %:    Comment: The foreclosure has not found to be initiated so referral date is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: As per payment history review, the total legal debts are xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx State. The following state disclosures are missing in the loan file.
xx Borrowers Bill of Rights
xx Consumer Caution and Homeownership Counseling Notice
Choice of Insurance Agent
List of service providers"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator shows moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test failed."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) )
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23782708	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$996.65	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	28.349%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with lender "xx" to secure the loan amount of xx, which was recorded on xx.
The chain of assignment has been completed. Currently, the mortgage is with "xx." , as a current assignee, which was recorded on xx.
No active judgments or liens have been found.
All the installments of county taxes(property) for the year 2018-2019 have been  due in the total amount of $996.65.
No prior years delinquent taxes have been found.	According to payment history datedXX/XX/XX18, the borrower has been delinquent for 14 months and the next due for the payment is 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX17. The current UPB reflected per tape is in the amount of xx. The borrower has been making the payments as per the original terms of Note.	Collections Comments:The review of the servicing comments shows that the loan is in the collections.According to payment history datedXX/XX/XX18, the borrower has been delinquent for 14 months and the next due date for the payment is 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX17. The current UPB reflected per tape is in the amount of xx. The borrower has been making the payments as per the original terms of Note.

The borrower had filed the bankruptcy under xx on 4XX/XX13 with case# xx. The proof of claim was filed by the creditor “xx” onXX/XX/XX13 for the secured claim in the amount of xx and the arrears to be cured in the amount of xx.  According to order confirming xx plan of re-organization filed on  XX/XX/XX14, the xx plan (xx) was  confirmed by the court. Under class 3 of the classified claims of the confirmed plan, the amount of secured claim to be paid is xx with interest at rate of xx as per POC. There is no reduction in the principal balance; however, as per servicing comment dated xx, the cram down ordered on xx with same secured amount and interest rate. As per servicing comment datedXX/XX/XX18, the confirmation order indicates that the subject claim was unimpaired as loan was unmodified by the plan and  simply arrears would be cured owing on the loan. The borrower has been discharged on XXX/XX18 and the case has been terminated.

As per servicing comment datedXX/XX/XX16, the property was vacant.

Foreclosure Comments:According to the document, the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX12. However, the file has been put on hold due to bankruptcy filed by the borrower under xx.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx on 4XX/XX13 with case# xx. Schedule D of the voluntary petition shows unsecured portion in the amount of xx out of the secured claim of xx. The value of collateral that supports that claim is xx. No evidence of cram down was found.
The proof of claim was filed by the creditor “xx” on xx for the secured claim in the amount of xx and the arrears to be cured in the amount of xx. According to order confirming xx plan of re-organization filed on XX/XX/XX14, the xx plan (xx was confirmed by the court. Under class 3 of the classified claims of the confirmed plan, amount of secured claim to be paid is in the amount of xx with interest at the rate of 6.5% and arrears to be paid in the amount of xx(per POC). The loan term is unmodified. The borrower has been discharged on xx and the case has been terminated.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures HUD-1 Closing Statement	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: The latest payment history reflects the corporate advances as xx Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the payment string is 444xxxx; However, the tape reflects as 333xxx. since borrower is more than 120 days delinquent on the payments. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the reversed payment string is 444xxxx; However, the tape reflects as 333xxx. since borrower is more than 120 days delinquent on the payments.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: As per payment history, the total debt is xx; However, the tape reflects as xx. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file; However, the points and fees are updated as per estimated HUD-1 located at "xx""
* Describe the BK payment plan (Lvl 3) "The borrower had filed the bankruptcy under xx on xx with case# xx. The proof of claim was filed by the creditor “xx” on xx for the secured claim in the amount of xx and the arrears to be cured in the amount of xx. According to order confirming xx plan of re-organization filed on XX/XX/XX14, the xx plan (xx was confirmed by the court. Under class 3 of the classified claims of the confirmed plan, the amount of secured claim to be paid is xx with interest at rate of xx as per POC. there is no reduction in the principal balance; However, as per servicing comment dated XX/XX/XX18, the cram down ordered on XX/XX/XX14 with same secured amount and interest rate.As per servicing comment datedXX/XX/XX18, the confirmation order indicates that the subject claim was unimpaired."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "An affiliated business disclosure is missing from the loan files."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of the voluntary petition filed under xx of bankruptcy shows unsecured portion in the amount of xx out of the secured claim of xx. The value of collateral that supports that claim is xx. No evidence of cram down was found."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Nevada; However, the required disclosure "Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application" is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per estimated HUD-1, the settlement date is xx which is different than the note date xx."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31250642	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,006.01	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.854%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$210,726.74	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx, with xx
The Chain Of Assignment Has Been Completed. The latest assignment is from xx which was recorded on xx
There are 4 civil judgments active in the favor of xx, in the amount of xx.
There is civil judgment active in the favor of xx in the amount of xxwhich was recorded on xx
There is junior child support lien active in the favor of xx amount not available which was recorded on xx
There is civil judgment active in the favor of xx amount not available which was recorded on xx
There is civil judgment active in the favor of xx in the amount xx which was recorded on xx
2017 Combined annual taxes are paid in the amount of $xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on XXX/XX11 between the xx (borrower) and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from XXX/XX11. The maturity date as per modification is XXX/XX32. This loan was modified once. The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 60 months under xx. There are no comments found for damage.
Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx and complaint was filed on XX/XX/XX12 but the foreclosure proceedings were placed on hold due to filing of bankruptcy on xx.
Bankruptcy Comments:Claim No: 5
Debtor filed the Bankruptcy under xx on xx with the case#xx & the plan was confirmed on xx
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx(Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the amended xx plan which was filed onXX/XX/XX16, debtor intends to retain the property and mortgage payments and arrears if any will be paid through plan and this plan was confirmed onXX/XX/XX16. POC was filed on xx with the secured claim of xx with an arrearage of xx
Trustee filed a motion to dismiss the case onXX/XX/XX18 as debtor failed to maintain timely plan payments.
According to the modification, the loan was modified on XXX/XX11 between the xx(borrower) and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from XXX/XX11. The maturity date as per modification is xx. This loan was modified once.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Service Completed Tape Value: Sale Publication |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX11   Tape Value:XX/XX/XX11   Variance: 23 (Days)   Variance %:    Comment: As per modification doc date is XXX/XX11; however tape reflectsXX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432100   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 33333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001234444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 33333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX32   Tape Value: 6XX/XX32   Variance: 152 (Days)   Variance %:    Comment: As per note stated maturity date is XXX/XX32; however tape reflects 6XX/XX32.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.21% Comment: As per paymenthistory total debt is xx; however tape reflects xx Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state (xx disclosures are missing from the loan file:

1.Anti-Coercion Notice
																																																																																								2.Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96142849	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$0.00	$2,207.46	8XX/XX21	Not Applicable	No	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.143%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, with xx
The Chain Of Assignment has not been completed. The latest assignment is from xx. to xx which was recorded onXX/XX/XX06.
There are 5 water/ sewer liens active in the favor of xxin the total amount of xx
There are 3 hospital liens active in the favor of xx in the total amount of xx
There is civil judgment active in the favor of xx in the amount of xx recorded on xx
There is civil judgment active in the favor of xx in the amount of xx recorded on xx
Town taxes have been paid in the amount of $1330.021 for the year 2017
Town taxes have been due in the amount of $877.25 for the year 2017..
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 13 months. The last payment was received onXX/XX/XX18, the payment applied date was 4XX/XX17 and the next due date for payment is 5XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx	Collections Comments:xx had filed bankruptcy under xx Case#xx on xxand the plan was confirmed onXX/XX/XX17.
The debtor was dismissed on xx
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx objection on plan was filed on xx due to xx Plan does not fully account for the Creditor’s pre-petition mortgage arrearage which is estimated to be xx
According to the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
According to the first amended xx plan dated xx, debtor (borrower) will pay to the xx the sum of xx for 60 months.
According to the second amended xx plan dated on xx, debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
Voluntary petition was filed on xx does not shows any unsecured portion.
Debtor is granted leave to amend the Plan and shall file the third amended xx plan on or before xx
According to the third amended xx plan dated on xx, debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
As per the collection comment states that the foreclosure was initialed in the loan.
Foreclosure process was referred to the attorney onXX/XX/XX16.
Collection comment dated on 9XX/XX16 states that the scheduled foreclosure sale date onXX/XX/XX16.
Currently foreclosure process was put on hold due to court delay .
No further information is available to understand the current status of foreclosure process.
Available servicing comment and the BPO report datedXX/XX/XX18 shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Foreclosure Comments:As per the collection comment states that the foreclosure was initialed in the loan.
Foreclosure process was referred to the attorney onXX/XX/XX16.
Collection comment dated on xx states that the scheduled foreclosure sale date on xx
Judgment was entered onxx.
Currently foreclosure process was put on hold due to court delay .
No further information is available to understand the current status of foreclosure process.
Bankruptcy Comments:xx had filed bankruptcy under xx Case#xx on xx and the plan was confirmed onXX/XX/XX17.
The debtor was dismissed on xx
The POC was filed onXX/XX/XX17 with the secured claim amount of xx and the arrearage of xx objection on plan was filed on XX/XX/XX16 due to xx Plan does not fully account for the Creditor’s pre-petition mortgage arrearage which is estimated to be xx
According to the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
According to the first amended xx plan dated XXX/XX17, debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
According to the second amended xx plan dated onXX/XX/XX17, debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
Voluntary petition was filed onXX/XX/XX16 does not shows any unsecured portion.
Debtor is granted leave to amend the Plan and shall file the third amended xx plan on or before March 10, 2017.
According to the third amended xx plan dated onXX/XX/XX17, debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Sale Publication |---| |----| Comment: There is a no evidence found for foreclosure. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX16   Tape Value:XX/XX/XX11   Variance: -1792 (Days)   Variance %:    Comment: There are no comments found for foreclosure in comment history.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.30% Comment: As per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated 8XX/XX18 shows five Water/Sewer liens against the subject property in the total amount of xx filed by several plaintiff and which were recorded on xx."
* Title Review shows major title concern (Lvl 4) "Updated title report dated 8XX/XX18 shows five Water/Sewer liens against the subject property in the total amount of xx filed by several plaintiff and which were recorded on xx resp. The subject property is located in xx (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for xx License Validation Test:
This loan failed the Connecticut license validation test. (CT HB 5577 Section 39(b))
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license.
As of July 1, 2008 the xx First Mortgage Lender License and the xx Second Mortgage Lender License are no
longer valid. The xxMortgage Lender License is available for loans with a closing date before July 1st, 2008."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for xx License Validation Test:"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "As updated title report dated 8XX/XX18 shows the chain of the assignment is not complete, currently, the subject mortgage was transferred to xx N.A.; However, the assignment xx
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32130156	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$1,657.85	$6,473.63	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.594%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$137,672.97	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	Updated title report dated ofxx/xx/xx18 shows subject mortgage was originated on xx in the amount of xx with xx
The chain of assignment has been completed. Currently the assignment is with xx which was recorded on xx
There are total three active junior civil judgments against the borrower in the favor of different plaintiff’s for the total amount of xx which was recorded on xx respectively.
The combined taxes for the year 2018 first, second installment has been paid in the total amount of $xx

The combined taxes for the year 2018 fourth installment is due in the amount of $xx and the third installment is delinquent in the amount of $xx

The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 5 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The borrower has been the delinquent from 5 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx
The loan has been modified once since origination on xx. The loan was permanently modified to step rate mortgage on XXX/XX13 with a new principal balance of xx with no deferred or balloon payments, beginning from XXX/XX13 to the stated maturity date xx. This modification has total 3 steps.
The foreclosure was initiated on the loan. The foreclosure complaint was filed by xx against the borrower with case # xx on xx. The final Judgment was entered onXX/XX/XX14 and the writ was executed on 8XX/XX14. The foreclosure was put on hold as the borrower filed bankruptcy on 1XXX/XX14. Further action is awaited.
The borrower xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX15.  POC was filed by xx. on xx, for the secured claim amount xxand an arrearage in the amount of xx. Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx However, unsecured portion remained as xxAccording to the order confirmed xx plan dated on xx, the debtor shall pay to trustee xx for 60 months beginning 6XX/XX15.
No damage has been found.

Foreclosure Comments:The foreclosure was initiated on the loan. The foreclosure complaint was filed by xx against the borrower with case # xx on xx. The final Judgment was entered onXX/XX/XX14 and the writ was executed on 8XX/XX14. The foreclosure was put on hold as the borrower filed bankruptcy on xx. Further action is awaited.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX15. POC was filed by xx. on xx, for the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx. However, unsecured portion remained as xxAccording to the order confirmed xx plans dated onXX/XX/XX15, the debtor shall pay to trustee xx for 60 months beginning 6XX/XX15.	Loan modification agreement betweenxxand xx, N.A on XXX/XX13. The loan was permanently modified to step rate mortgage on XXX/XX13 with a new principal balance of xx with no deferred or balloon payments, beginning from XXX/XX13 to the stated maturity date XXX/XX44. This modification has total 3 steps.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower #2 Last Name Loan Value: XXX Tape Value: XXXX |---| |----| Comment: As per note, borrower last name is XXXX. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history string is 4444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history string reversed is 4444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "Updated title report dated of 8XX/XX18 shows the combined taxes for the year 2018 third installment is delinquent in the amount of xx."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xxx Comparison Data:xxVariation:-xxThis loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Finance Recession Finance Charge Test: FAIL Loan Data: xx Comparison Data: xx Variation:-xx
This loan failed the TILA foreclosure rescission finance charge test. (12 CFR §1026.23(h), transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required Disclosures (Lvl 2)     "The list of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1.xx Application Disclosure
2.Delivery Fee Authorization
3.xx Attorney Disclosure
4.Unacceptability of Insurance Notice
5.Attorney Disclosure II
6.Tax Bill Information
7.Private Well Testing
8.Lock-In Agreement
9.Commitment Disclosures
10.Choice of Insurer Disclosure
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variation:xx
																																																																																								TILA Finance Recession Finance Charge Test: FAIL Loan Data: xx Comparison Data: xx Variation:xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29965	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,122.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	No	Yes	0.000%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated onXX/XX/XX18 shows the subject mortgage was originated on xx which was recorded on xx with xx.
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There are four active civil judgments lien against the borrower which is in the amount of xx.
There are four hospital liens against the borrower which is in the amount of xx
And two junior mortgages is in the amount of xx
Annual county taxes for the year of 2016-2017 have been paid in the amount of $xx
No delinquent taxes have been found for the prior years.

Review of the payment history dated from 7XX/XX16 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX16, and the next due date is 1XXX/XX16. As per tape data current UPB is xx

Collections Comments:The loan currently is in active bankruptcy. The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed on xx. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx
Review of the payment history dated from 7XX/XX16 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX16, and the next due date is 1XXX/XX16. As per tape data current UPB is xx
Latest BPO dated xx state that the subject property is in average condition and no damages were found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed on xx. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx	Not Applicable	Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 8XX/XX18 |---| |----| Comment: No discrepancy&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Awaiting Sale   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Occupied by Unknown Party   Variance:    Variance %:    Comment: As per available document the ocuupied by owner.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No foreclosure information or documents found   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The reversed string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: XXXX   Variance:    Variance %:    Comment: The propwety address is XXXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX10   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.94% Comment: The legal balance is xx Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per collection comments dated xx state that the subject borrower xx) is deceased. However, the death of certificate is missing from the loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Service of transfer certificate is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower however date is printed on Final TIL."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45546501	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$4,827.74	$9,655.48	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report dated XX/XX/XX18, the subject mortgage was originated on xx and recorded on xx in the amount of xx which is in the favor of xx
The chain of assignment has not  been completed however, currently the assignment is transferred from xx to xx
There was a prior senior mortgage originated on xx and recorded onxx  in the amount of xx which is in the favor of xx; however, According to the subordination agreement, that has been subordinated with the subject mortgage but there was no release or satisfaction related to that has been found.
There are no active liens and judgments against the borrower and the subject property.
The 2017 first installment town taxes have been paid in the amount of $xx which was due for XX/XX/XX18.
The 2017 second installment town taxes have been delinquent in the amount of $xx which was due for XX/XX/XX19.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 35 months and the next due date is 7XX/XX15. The last payment was received on 1XXX/XX17 in the amount of xx which was applied to 6XX/XX15. The tape is reflecting UPB as xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the note.	Collections Comments:As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy and as per payment history review, the next due date is 7XX/XX15. As per collection comments the reason for default is unable to determine.
The loan has not been modified since origination;
The foreclosure was initiated and the current foreclosure status is referred to an attorney.
As per PACER records,  the borrower has filed the bankruptcy under xx with case # xx on xx and current bankruptcy status is plan confirmed.
As per collection comments the property is owner occupied and the property condition is unable to determine. The recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per collection comments the file was referred to an attorney onXX/XX/XX18 and further information pertaining to foreclosure has not been found.
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case #xx on xx.The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx
As per  order  confirming xx plan the debtor shall pay xx per month for the period of 60 months.
As per schedule-D of the voluntary petition, there is an unsecured amount of xx out of the secured claim amount of xx with the supporting collateral value is xx	Not Applicable	Initial Escrow Acct Disclosure
Good Faith Estimate
Right of Rescission
Origination Appraisal
Affiliated Business Disclosure
Missing Required State Disclosures
Final Truth in Lending Discl.
Credit Application
Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER records, the borrower has filed the bankruptcy. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: As per review, the current foreclosure status referred to an attorney.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history review, the total debts are xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule-D of the voluntary petition, there is an unsecured amount of xx out of the secured claim amount of xx with the supporting collateral value is xx	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow acct disclosure is missing from the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is xx The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final GFE is missing from the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan files."
* Missing Appraisal (Lvl 2)     "The appraisal report is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title report, the 2017 second installment town taxes are delinquent in the amount of xx which were due for XXX/XX19."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1.Appraisal Disclosure
2.2nd Liens = providexx disclosure and comply with terms Mortgage Insurance Disclosure
3.Interest Rate Disclosure
4.Lock-In Agreement Disclosure
5.Payoff Statement Disclosure
6.Legal RepresentationDisclosure
7.Non-Prime HUD ContactDisclosure
8.Non-Prime Notice of LoanTerms Disclosure
9.Interim Financing Disclosure"
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan files; however, there is initial TIL located at 'xx" but that is not signed by the borrower."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan files; however, there is an application located at "xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Property Damage (Lvl 2)     "Collection comment dated XX/XX/XX16 shows that the borrower had an insurance check for the damaged property; however, the same comment states that the damages have been repaired. No amount of damage or nature of damage has been mentioned in the collection comments. BPO report dated XX/XX/XX18 shows that the subject property is owner occupant with no visible damages or repairs."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 4.404%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Result FAIL Loan Data 0.000% Comparison Data 4.404% Variance -4.404%"
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23315208	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,242.91	7/XX/XX21	xx	No	Court Delay	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	5.876%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX18 states that the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment has been completed currently. The mortgage is with xx and was recorded on xx
There is no outstanding liens/judgments against borrower/property.
Annual combined taxes have been paid in the amount of $xx for the year 2017.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 7XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx which was applied for the due date of 1XXX/XX12. Current interest rate as per payment history is 7.875%. Borrower is currently making the payment according to the note terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx
The borrower is currently 66 month behind his scheduled payments.
Collections Comments:As per the collection comment foreclosure was initiated in the loan with the case#xx which is present in the title report.
It was referred to the attorney on xx
The complaint was filed on 4XX/XX17. Hearing is held on 8XX/XX16.
Foreclosure process was put on hold due to court delay and  bankruptcy  efforts .
No further information is available to understand the current status of foreclosure process.
xx  had filed bankruptcy under Chapter-11 Case#xx on xx  and the debtor was discharged on xx.
The case was terminated on xx.  Date of last filing was on xx.
Voluntary petition was filed on xx does not shows unsecured portion.
According to the amended xx plan article III with class three creditors along with treatment states that  claims will paid the balance based upon an amortized of thirty years and an annual interest rate of 5.2%.
Collection comment dated on XX/XX/XX17 states that investment property is damages by the tenant. The damages amount is not given in comments. The nature of the damage is unavailable. No details were found regarding the insurance claim; however the latest BPO report datedXX/XX/XX18 does not reflect any kind of damage towards the subject property.
Borrower is not interest in short sale because he has invest lots of money in his property.
Latest BPO report dated onXX/XX/XX18 locator ("xx")  shows that the subject property is tenant occupied
Foreclosure Comments:As per the collection comment foreclosure was initiated in the loan with the case#xx which is present in the title report.
It was referred to the attorney on xx.
The complaint was filed on 4XX/XX17. Hearing is held on 8XX/XX16.
Foreclosure process was put on hold due to court delay and  bankruptcy  efforts .
Comment XXX/XX18 states that the Foreclosure action affected by hurricane HARVEY or IRMA.
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx  had filed bankruptcy under Chapter-11 Case#xx on xx  and the debtor was discharged on xx
The case was terminated on xx.  Date of last filing was on xx.
Voluntary petition was filed onXX/XX/XX08 does not shows unsecured portion.
According to the amended xx plan article III with class three creditors along with treatment states that  claims will paid the balance based upon an amortized of thirty years and an annual interest rate of 5.2%.
Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: No forclosure info found   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Tenant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Information not found   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Unknown   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Client reporting method used&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Client reporting method used   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: Used appraisal info   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: Used most recent data Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "Lost note affidavit is found in the loan file at locator (“xx”) which states the original note was lost. The duplicate copy of note is located in the same file.""	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "Collection comment dated on XX/XX/XX17 states that investment property is damages by the tenant. The damages amount is not given in comments. The nature of the damage is unavailable. No details were found regarding the insurance claim; however the latest BPO report datedXX/XX/XX18 does not reflect any kind of damage towards the subject property."
																																																																																								* Issue with the legal description or recorded instrument (Lvl 2) "Updated title report dated onXX/XX/XX18 shows subject property address mentioned on Tax report is XXXX; however the subject property address mentioned on deed, mortgage and note is XXXxx."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95463077	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington D.C.	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$640.67	$1,232.30	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	34.923%	First	Final policy	Not Applicable	xx	XX/XX/XX16	$95,458.51	Not Applicable	4.625%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report datedXX/XX/XX18 states that the subject mortgage was originated on xx with xx. which was recorded on xx
The chain of the assignment has been completed currently. The mortgage is with xx. and was recorded on xx.
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1. There is junior mortgage in the amount of xx which was recorded on xx and filed by xx
2. There is water sewer lien in the amount of xx which was recorded on xx and filed by the xx.
Combined taxes have been paid in the amount ofxx for the year 2018.
Combined taxes have been due in the amount of $xx for the year 2018.
Delinquent taxes have been located for the prior year 2016 in the amount of $xx.
Review of the payment history provided from XX/XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.625%. Borrower is currently making the payment according to the modification terms.
The borrower is currently 1 month behind his scheduled payments
Collections Comments:xx had filed bankruptcy under xx Case#xx on xx the debtor was discharged on xx .
The case was terminated on xx.
Voluntary petition was filed onXX/XX/XX16 does not shows any unsecured portion.
Motion for relief from automatic stay was filed on xx
No information available regarding the current status of foreclosure.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment and the latest BPO report locator ("xx") dated on xx shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Updated title report datedXX/XX/XX18 shows one Water/Sewer lien against the subject property in the amount of xx held by xx  recorded on xx. The subject property is located in xx(super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Venice L Glasco  had filed bankruptcy under xx Case#xx on xx the debtor was discharged on xx.
The case was terminated on xx
Voluntary petition was filed on xx does not shows any unsecured portion.
Motion for relief from automatic stay was filed on xx.
Loan modification agreement was made between the borrower and lender on xx. The new modified rate is 4.625% and borrower promises to pay P&I in the amount of xx beginning from 5XX/XX16. The new principal balance is xx. The maturity date is xx. Rate will be changed in 1 steps.
Reason for Modification is Financial Hardship.
Affiliated Business Disclosure Final Truth in Lending Discl. Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: BK is yes and the tape shows NO Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX16   Tape Value:XX/XX/XX16   Variance: 20 (Days)   Variance %:    Comment: Date verified   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI is not required   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122012001112   Tape Value: 233210123201010102321000   Variance:    Variance %:    Comment: Payment history is 211100210221 and the tape shows 000123201010102321032323&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211100210221   Tape Value: 000123201010102321032332   Variance:    Variance %:    Comment: Payment history reversed is 211100210221 and the tape shows 000123201010102321032323&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: Address verified   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Updated title report datedXX/XX/XX18 shows one Water/Sewer lien against the subject property in the amount ofxx held by xx recorded on xx. The subject property is located in xx (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at Second lien position as updated title report datedXX/XX/XX18 shows one Water/Sewer lien against the subject property in the amount of xx held byxx recorded on xx	* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not signed by the borrower."
* Title Review shows outstanding delinquent taxes (Lvl 3) "Updated title report dated onXX/XX/XX17 states that there is delinquent taxes have been found in the amount of xx for 2016 year."	* XXX TILA Test Failed (Lvl 2) "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR rate : Charged 0.000% Allowed xx Over By xx
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is xx The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR rate : Charged 0.000%  Allowed xx Over Byxx
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial account disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17396252	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,239.00	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	38.878%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The chain of the assignment has been completed currently. xx
1.There is active civil judgment lien on the subject property in the amount of $xx which was recorded on xx/xx/xx08 and filed by xx
2. There is junior mortgage in the amount of $xx which is recorded onxx/xx/xx05 and filed by xx as nominee for xx
Annual combined taxes have been paid in the amount of $xx for the year 2017.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.375%. Borrower is currently making the payment according to the note terms.
The borrower is currently 5 month behind his scheduled payments.
Collections Comments:Foreclosure was initiated in the loan with xx present in the loan file states that the foreclosure was initiated in the loan.
It was referred to the onXX/XX/XX09 and on the same day the complaint was filed.
Currently foreclosure was put on hold due to active bankruptcy efforts .
No further information is available to understand the current status of foreclosure process.
xx
xx According to the order confirming xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx for 3 months and sum of xx for 57 months.
Voluntary petition was filed on 7XX/XX13 shows that the amount of secured claim is xx and unsecured portion is xx.
Latest status of FC was on hold due to active bankruptcy.
Available servicing comment shows that the subject property is owner occupied and is in average condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.

Foreclosure Comments:Foreclosure was initiated in the loan with case #xx which is present in the updated title report file.
xx and on the same day the complaint was filed.
Currently foreclosure was put on hold due to active bankruptcy efforts .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Commentsxx had filed bankruptcy under xx and the plan was confirmed on xx
According to the order confirming xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx for 3 months and sum of xx for 57 months.
xx shows that the amount of secured claim is xx and unsecured portion is xx.
Latest status of FC was on hold due to active bankruptcy.
Not Applicable	Missing Required State Disclosures Missing Required Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: As per Payment History Corporate Advance Recoverable balance is 0.00. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Servicing Comment the foreclosure was initiated, the file was referred to an attorney onXX/XX/XX09.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 79.978% and the Lender did not require MI according to the Underwriting Approval.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as432134444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444431234. &#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.44% Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated 7XX/XX13 shows amount of claim without deducting value of collateral isxx and value of collateral isxx; however, unsecured portion remained as xx. Collection comments does not show any cram down."	* Missing Required State Disclosures (Lvl 2) "Following state disclosure are missing from the loan file.
·xx Title protection notice
·Insurance Disclosure
·NSF Fee Disclosure
·Over-the-limit fees
·Notice of Rights to Obtain a Security Freeze"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91658084	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,367.10	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.400%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.948%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report,XX/XX/XX18 shows that the subject mortgage was originated on xx and recorded onxx with xx for the amount of xx.
The chain of assignment has been completed. Currently, the assignment is from xx to xx which was recorded on xx
No judgment and liens are found against the borrower and the subject property.
Town taxes have been paid in the amount of $xx for the year 2018.
Town taxes have been due in the amount of $xx for the year 2018.
No delinquent taxes have been found.	According to the payment history as of datedXX/XX/XX18, the borrower is delinquent more than 120 months and next due is 6XX/XX16. The last payment received onXX/XX/XX18 for the amount of xxwith interest rate 9.400%. The new UPB has reflected per payment history for the amount of xx. However, the borrower making payment as per note rate.

Collections Comments:xx had filed bankruptcy under xx Case#xx on xx and the plan was confirmed on 9XX/XX17.
The POC was filed onXX/XX/XX17 with the secured claim amount of xx and the arrearage of xx
According with the xx plan debtors (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
Voluntary petition was filed onXX/XX/XX17 did not shows any unsecured portion.
Objection was filed onXX/XX/XX13 due to borrower do not provide for sufficient funds to Creditor in order to cure the pre petition arrears due to creditor in the amount of xx, which is subject to final confirmation in the filed POC.
As per order confirming xx plan dated on xx states that debtor shall pay the Standing Trustee, xx he sum of xx for a period of 58 months.
According to the foreclosure document locator ("xx"), states that the foreclosure was initiated in the loan with the case#xx.
It was referred to the attorney on XXX/XX08.
The complaint was filed onXX/XX/XX08.
Currently foreclosure was put on hold due to active bankruptcy efforts .
No further information is available to understand the current status of foreclosure process.
As per comment datedXX/XX/XX18, the property is initial vacant.
Available servicing comment and the BPO report locator ("xx dated onXX/XX/XX18 shows that the subject property is owner occupied and is in average condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:According to the foreclosure document locator ("xx") states that the foreclosure was initiated in the loan with the case#F-xx.
It was referred to the attorney on XXX/XX08 .
The complaint was filed onXX/XX/XX08.
Currently foreclosure was put on hold due to active bankruptcy  efforts .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx had filed bankruptcy under xx Case#xx on xx and the plan was confirmed on 9XX/XX17.
The POC was filed onxx with the secured claim amount of xx and the arrearage of xx
According with the xx plan debtors (borrower) will pay to the U.S. Trustee the sum of xx for 60 months.
Voluntary petition was filed onXX/XX/XX17 did not shows any unsecured portion.
Objection was filed onXX/XX/XX13 due to borrower do not provide for sufficient funds to Creditor in order to cure the pre petition arrears due to creditor in the amount of xx, which is subject to final confirmation in the filed POC.
As per order confirming xx plan dated onXX/XX/XX17 states that debtor shall pay the Standing Trustee, Isabel C. Balboa, the sum of xx for a period of 58 months.
Latest status of FC was on hold due to active bankruptcy.
Not Applicable	Loan Program Info Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is Cash Out. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.73% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* XXX State/Local Predatory Test Failed (Lvl 2) "The CE risk indicator is Significant as the loan is failing for xxHOSA 2004 Home Loan Grace Period Test and xx HOSA 2004 Home Loan Late Charge Test.
The allowed late charge isxx however borrower has been charged xxTo cure this violation the late charge should be changed to allowable amount.
And the home loan charges a late payment fee assessed on a payment past due for 10 days, which is less than the allowed minimum of 15 days. Grace period should be changed to allowable grace period."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following required state disclosures are missing from the loan file.
Delivery Fee Authorization
xx Attorney Disclosure
Unacceptability of Insurance Notice
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX Risk Indicator is "Significant" (Lvl 2)     "The CE risk indicator is Significant as the loan is failing for xx HOSA 2004 Home Loan Grace Period Test and xx HOSA 2004 Home Loan Late Charge Test.
The allowed late charge is 5% however borrower has been charged 6%. To cure this violation the late charge should be changed to allowable amount.
And the home loan charges a late payment fee assessed on a payment past due for 10 days, which is less than the allowed minimum of 15 days. Grace period should be changed to allowable grace period."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Significant	Pass	Pass	No Result	Fail	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99921353	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,859.22	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	64.348%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$201,364.33	Not Applicable	4.875%	xx	XX/XX/XX12	Financial Hardship	The review of updated title report dated XX/XX/XX18 states that the subject mortgage was originated on xx and recorded on xx in the amount of xx which is in the favor of xx.
The chain of assignment has been completed.
There are no active liens and judgments against the borrower and the property.
The 2016, 2017 county installment taxes have been paid in the amount of $ xx
The 2018 first installment county taxes have been paid in the amount of $xx for the due date of XX/XX/XX18.
The 2018 second installment county taxes have been due in the amount of $xx for the due date of XX/XX/XX18; however, prior delinquent taxes have not been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 3 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. which was applied to XXX/XX18. The UPB in the payment history is reflected in the amount ofxx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy and as per payment history review, the next due date is XXX/XX18. As per collection comments the reason for default is unemployment and decreased income.
The loan has been modified thrice since origination; however, it was effectively modified on 1XXX/XX12 with the new UPB of xxhaving the new interest rate is 4.875 % and the P&I is xx.
The foreclosure was not found to be initiated; however, trustee’s notice of sale was filed on xx
As per PACER records,  the borrower has filed the bankruptcy under xx with case # xx on xx and the current bankruptcy status is plan confirmed.
As per collection comments the property is owner occupied and the property condition is unable to determine. As per property inspection report datedXX/XX/XX18, the property is occupied by unknown and property is in fair condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case # xxx on xx.The POC was filed on xx  with a secured claim amount of xx and the arrearage amount is xx.
The order confirming xx plan was filed on XX/XX/XX14. The borrower will pay xx for 60 months.	This modification agreement was made on between the lender " xx" and the borrower "xx". As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.875 % and P&I of xx. The payments were started from 1XXX/XX12 and the maturity date will be xx.

Right of Rescission Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: As per payment history review, the corporate advance is xx. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the loan has been modified on 1XXX/XX12.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: As per payment history review, the escrow balance is xx.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value: 8XX/XX03   Variance: 7 (Days)   Variance %:    Comment: As per note, the   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444434442   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 3214333333444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 244434444321   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 4443333334123.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 not signed by borrowers."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The required state disclosures missing from the loan file are:  Construction Lien Disclosure, Mortgage Loan Servicing Disclosure, Choice of Insurance Notice, Purchase Money Residential Mortgage Loan Closing Valuation Disclosure, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Settlement date is different from note date (Lvl 2)     "As per note, the loan origination date is xx; however, the settlement date on final HUD-1 isxx which is different than origination date."
																																																																																								* DTI > 60% (Lvl 2) "As per final loan application, the total income of borrower is xx; however, the total debts are xx so the DTI is greater than 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13916069	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$0.00	$2,862.74	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			41.770%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$155,820.14	Not Applicable	5.000%	xx	XX/XX/XX12	Financial Hardship
As per the updated title report dated xx/xx/xx18, The subject Mortgage was originated on xx in the amount of xx in the favor of xx
The chain of assignment has been completed as currently the assignment is  with xx recorded on xx
There is  junior mortgage recorded on xxin the amount of xx in the favor xx of xx
There is  junior mortgage recorded on xx in the amount ofxx in the favor xx of xx
Active judgments or liens recorded;
There is a civil judgment recorded on XX/XX/XX04 in the amount of $xx in the favor of midland xx
There is a civil judgment recorded on XX/XX/XX12 in the amount of $xx in the favor of xx
There is a civil judgment recorded on XX/XX/XX11 in the amount of $xx in the favor of xx
The annual taxes to be paid are in the amount of $xx, 2017-combined taxes are paid in the amount of $xx
As ofXX/XX/XX18 payment history, the borrower is delinquent for 1 month and next payment due date was for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 4XX/XX18. As per payment history, the current UPB is xx The borrower has been making payments as per modification interest rate and terms.	Collections Comments:The loan is in active bankruptcy and next payment due date was for 5XX/XX18.
As ofXX/XX/XX18 payment history, the borrower is delinquent for 1 month and next payment due date was for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 4XX/XX18. As per payment history, the current UPB is xx.
The borrower has been making payments as per modification interest rate and terms.
As per collection comments and documents the foreclosure was initiated and file was referred to attorney on XX/XX/XX13. The FC complaint was filed on XX/XX/XX13, presale redemption expired on XX/XX/XX14. The final judgment of foreclosure has been entered on XX/XX/XX14.
The FC process went on hold due to borrower had filed the bankruptcy onxx
The borrower xx  had filed bankruptcy xx case # xx on xx and plan was confirmed on XX/XX/XX15. Schedule D of voluntary petition dated xx shows the amount of claim without deducting value of collateral is xx and the value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of xx. Collection comments do not reflect any cram down comment.
The POC was filed on xx with the secured claim amount of xx and the amount of arrears is xx. As per the confirmed plan borrower shall pay to trustee xx per month from XX/XX/XX15 for the amount of xx.
Motion to Dismiss Case for Failure to Make Plan Payments was filed on xx.
As per available exterior property inspection report datedXX/XX/XX18 located at xx, the subject property needs some miner repair for exterior painting. The estimated cost for damage repairs is in the amount of xx. However, no evidence of subject property damage has been found in the collection comments.

Foreclosure Comments:As per collection comments and documents the foreclosure was initiated and file was referred to attorney on XX/XX/XX13. The FC complaint was filed on XX/XX/XX13, presale redemption expired on XX/XX/XX14. The final judgment of foreclosure has been entered on XX/XX/XX14.
The FC process went on hold due to borrower had filed the bankruptcy on xx.
Bankruptcy Comments:The borrower xx  had filed bankruptcy xx case # xx on xx and plan was confirmed on XX/XX/XX15. Schedule D of voluntary petition datedXX/XX/XX15 shows the amount of claim without deducting value of collateral is xx and the value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of xx. Collection comments do not reflect any cram down comment.
The POC was filed on xx with the secured claim amount of xx and the amount of arrears is xx. As per the confirmed plan borrower shall pay to trustee xx per month from XX/XX/XX15 for the amount of xx.
Motion to Dismiss Case for Failure to Make Plan Payments was filed on xx	The modification agreement has been made on XXX/XX12 between (Borrower)xxand (Lender) xx. with the new principal balance of xx with fixed interest rate of 5.00%. The borrower promised to pay monthly P&I payment in the amount of xx beginning from XXX/XX12 until the maturity date of xx.	Missing Dicsloures Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Foreclosure Status Loan Value: Judgment Entered Tape Value: Sale Publication |---| |----| Comment: Judgment has been enterred. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123333333333   Tape Value: 233333333333333333333333   Variance:    Variance %:    Comment: The payment string is 123333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333333333321   Tape Value: 333333333333333333333332   Variance:    Variance %:    Comment: The payment string is 123333333333.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: No cash has been received by the borrower.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: No cash has been received by the borrower.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 9XX/XX13   Tape Value: 9XX/XX13   Variance: -1 (Days)   Variance %:    Comment: Per comments the referral date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows the amount of claim without deducting value of collateral is xx and the value of collateral that supports to the claim that is xx; however, unsecured portion remains in the amount of xx. Collection comments do not reflect any cram down comment."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing in the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is Moderate due to the loan is failing for TILA finance charge test and TILA foreclosure rescission finance charge test.
Allowed xx Charged xx Variance -xx"
* Property Damage (Lvl 2)     "As per available exterior property inspection report datedXX/XX/XX18 located at xx, the subject property needs some miner repair for exterior painting. The estimated cost for damage repairs is in the amount of xx. However, no evidence of subject property damage has been found in the collection comments."
* Missing Required State Disclosures (Lvl 2)     "Following xxstate disclosures are missing from the loan files.
Explanation of Personal Obligation
Marital Property Act Disclosure
Pre-Application Fee Disclosure
Choice of Insurance Disclosure
Escrow Disclosure
Tattle Tale Notice under the Marital Property Act."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge isxx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan files."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The servicing transfer disclosure is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,500.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1002615	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,550.42	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.364%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated xx/xx/xx18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment has been completed as the current assignment is with xx. There is no active judgment or lien found pending. First and second installments of 2016-2017 have been paid in the amount of $xx. First and second installments of 2017-2018 have been paid in the amount of $xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The loan is currently due for the XXX/XX16 payment. The last payment was received onXX/XX/XX18 in the amount of xx and that was applied for January 2016 payment with the remaining xx placed into suspense.	Collections Comments:The loan is active in bankruptcy. The borrower had filed the bankruptcy under xx with case# xx on xx. The Plan was confirmed on 7XX/XX16. A motion to modify plan was filed on XXX/XX17. An Order Granting Debtor's Motion to Modify xx Plan was filedXX/XX/XX17. The Modified Plan reflects the debtor shall pay xxmonth for months 1-3 then xxxX/month for 46 months followed by xxxX/month for the remaining 11 months; totaling 60 months. As per collection comments, the foreclosure proceedings was begin o 0XXX/XX09. The complaint was originally filed on XX/XX/XX09 with a Notice of Sale which was recorded on xx. Another Complaint was filed on 4XX/XX13 with Notice of Sale recorded on xx, with the latest Notice of Trustee's Sale recorded on 5XX/XX16 showing the Foreclosure Sale date is scheduled for 6XX/XX16. Foreclosure was placed on hold due to the borrower filing Bankruptcy onXX/XX/XX16 and currently remains on hold due to the active Bankruptcy. The borrower is not making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 0XXX/XX16. The next payment is due for 0XXX/XX16. Latest BPO or Property inspection report is not available in the loan file. However, we received a BPO dated XX/XX/XX15. As per collection comments and BPO dated XX/XX/XX15, the subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:Foreclosure proceedings began XXX/XX09.  The Complaint was originally filed xx with a Notice of Sale recorded xxx.  Another Complaint was filed 4XX/XX13 with Notice of Sale recorded xx, with the latest Notice of Trustee's Sale recorded 5XX/XX16 showing the Foreclosure Sale date is scheduled for 6XX/XX16.  Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx and currently remains on hold due to the active Bankruptcy.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case# xx onxx. The Plan was confirmed on xx. Schedule D of Voluntary Petition dated 6XX/XX16 reflects the amount of claim for the subject property is xxk with the value of collateral as xxk leaving xxnsecured portion. POC was filed xx and reflects the amount of claim xx with arrears totaling xx. A motion to modify plan was filed on XXX/XX17. An Order Granting Debtor's Motion to Modify xx Plan was filedXX/XX/XX17. The Modified Plan reflects the debtor shall pay xxmonth for months 1-3 then xxxX/month for 46 months followed by xxxX/month for the remaining 11 months; totaling 60 months.	Not Applicable	HUD-1 Closing Statement Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances are to be entered as a positive number. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Sale Publication   Variance:    Variance %:    Comment: The Foreclosure Sale date was scheduled prior to the borrower filing Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI was not required on the loan at origination.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance per payment history is not entered as a negative number.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 1.01% Comment: Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD is missing from the loan file. The file contains the Borrower's Estimated Settlement Statement with a Print Date of xx(the day all closing docs were signed) and a Disbursement Date of xx. The HUD is also initialed by the borrower and is stamped true certified copy and signed by the settlement agent."	* Settlement date is different from note date (Lvl 2) "Settlement Date of xx is different than the Note Date of xx. All closing docs were executed on 1XXX/XX03."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the State of xx.  The following State Required Disclosures are missing from the file:
-xx Fair Lending Notice.
- Anti-Tying Disclosure.
- Fair Debt Collection Notice.
																																																																																								- Civil Union/Domestic Partnership Addendum to URLA."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46361914	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$164.20	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	68.927%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX15	$73,292.85	Not Applicable	3.625%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx in favor of Mxx and also was recorded on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx.
No active judgments or liens have been found pending.
Annual taxes are in the amount of $xx
2017 annual taxes are paid till XX/XX/XX17 in the amount of $xx
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 2 month. The next due date for the payment is 5XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of 4XX/XX18 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx	Collections Comments:Loan is in active bankruptcy. Provided payment history from 7XX/XX16 toXX/XX/XX18 reveal that the loan is in delinquency for 2 month. The next due date for the payment is 5XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of 4XX/XX18 was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx
According to the servicing comments and latest BPO report dated 4XX/XX18, states that the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The loan was modified once since origination. The loan modification was made effective from XX/XX/XX15 with a new principal balance of xx with fixed rate of 3.625%. The borrower promised to pay  monthly P&I payment in the amount of xx beginning on XX/XX/XX15 till the maturity date of xx
No information pertaining to foreclosure has been found in the latest 24 months servicing comments.
The borrower has filed bankruptcy under xx plan with case #xx on xx. The plan was confirmed onXX/XX/XX14.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower has filed bankruptcy under xx plan with case # xx on xx. The plan was confirmed onXX/XX/XX14.
According to the modified xx plan dated xx, the debtor shall pay to the trustee the sum of xx per month for 1 month, then xx per month for 21 months, then xx per month for 38 months	The loan modification agreement was made between xx(Borrower) and xx.(Lender) on xx with a new principal balance of xx with fixed rate of 3.625%. The borrower promised to pay monthly P&I payment in the amount of xx beginning on XX/XX/XX15 till the maturity date of xx.	Good Faith Estimate Origination Appraisal Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advance Recoverable Per payment History is xxx, Tape data shows (xx). Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Did a modification change note term is Yes, Tape data is No.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212211222333   Tape Value: 222112233333333333333333   Variance:    Variance %:    Comment: Payment history string is 212211222333, tape data shows 2221122333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333222112212   Tape Value: 333333333333333332221222   Variance:    Variance %:    Comment: payment History String Reversed is 333222112212, Tape Data shows 3333333333332221222.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX54   Tape Value: 1XXX/XX42   Variance: -4413 (Days)   Variance %:    Comment: Stated Maturity Date is XX/XX/XX54, Tape data shows XX/XX/XX42.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Total Debt per payment history is Unavailable, tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	B	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* DTI > 60% (Lvl 2)     "Total income of borrower is xx and expenses are ofxxwhich leads to the DTI of xx Hence the DTI is greater than 60% and exceeds the standard limit of 60%."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance ease risk indicator shows moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test failed."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of xx The following state disclosures are missing from the loan file.
Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans.
Anti-Tying Disclosure.
																																																																																								Financial Institution Choice of Insurance Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11385181	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,282.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.904%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$169,070.55	Not Applicable	3.250%	xx	XX/XX/XX10	Financial Hardship	According to updated title report dated XX/XX/XX18, the subject mortgage was originated on xx in the amount of xx with xx which was recorded on xx.
The chain of the assignment has been completed. The last assignment is from xx. to xx which was recorded on xx. There is one junior mortgage against the subject property originated on xx in the favor of xx which was recorded onxx.

There are eight child support liens and one IRS lien against, xx. However, the SSN# provided on the supportive document does not match with borrower’s SSN#.

There are two Hospital, Medical or Attorney Liens against the borrower, xx in favor of xx which was recorded on xx respectively. The amount of liens is not provided on document.
There is one civil judgment against the borrower xx in the favor of xx for the amount of xx which was recorded on xx.
There is notice of lien against xx for fine and /or restitution imposed pursuant to the xx in the favor of department of justice for the amount of xx which was recorded on xx. The judgment was entered on xx in the favor United States District Court for the xx under the court number xx. If the payment becomes past due, then possible penalties charged up to 25% of the principal amount may be added in the judgment amount. The above lien can affect the enforceability of the subject mortgage. Document of DOJ judgment does not contain SSN#/DOB/Property address to confirm the validity of the judgment.  However, the middle name of defendant mentioned on supportive document does not match with the borrower’s middle name (xx).
First and second installments of 2017 county taxes have been paid in the total amount of $ xx. First installment of 2018 county taxes has been paid in the total amount of $xx and second installment is due in the amount of $xx on XX/XX/XX18.

According the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 months and the next due date is XX/XX/XX18. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to the due date of XX/XX/XX18. The UPB is as per the tape date is xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX10 with the interest rate of 5.250 % and the P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to the due date of XX/XX/XX18. The UPB is as per the tape date is xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX10 with the interest rate of 5.250 % and the P&I of xx. Loan modification was made between the borrower, xx and the lender, xx on XX/XX/XX10. As per modified terms, the new principal balance is xx. Borrower promises to pay xx with the step interest rate of 3.250 % beginning from xxwith the maturity date of xx. The loan was modified with 3 steps.
No reason for default is provided in the collection comment. Borrower, xx had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed onXX/XX/XX14.  POC was filed by xx. on xx for the secured claim amount of xx and an arrearage is in the amount of xx.According to schedule D of the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx.
According to the notice of the mortgage payment change filed on 0XX/XX/XX18, the new mortgage was in amount of xx which was due from XX/XX/XX18.
According to xx plan dated XX/XX/XX14 (xx, the debtor shall pay to trustee xx every two weeks for 36 months. The estimated arrearage will paid with the monthly payment of xx for the total amount of xx.
First mortgage will be paid with the payment of xx. The plan was confirmed on XX/XX/XX14.
According to the BPO report dated XX/XX/XX18, the subject property is owner occupied and is in average condition. No damage has been reported to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower,xx had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed onXX/XX/XX14.  POC was filed by xx on 6XX/XX14 for the secured claim amount of xx and an arrearage is in the amount ofxx.According to schedule D of the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount ofxx.
According to the notice of the mortgage payment change filed on 0XX/XX/XX18, the new mortgage was in amount of xx which was due from XX/XX/XX18.
According to xx plan dated XX/XX/XX14 (xx, the debtor shall pay to trustee xx every two weeks for 36 months. The estimated arrearage will paid with the monthly payment of xx for the total amount of xx.
First mortgage will be paid with the payment of xx. The plan was confirmed on xx.
Loan modification was made between the borrower, xx and the lender, xx on xx As per modified terms, the new principal balance is xx. Borrower promises to pay xx with the step interest rate of 3.250 % beginning from 7XX/XX10 with the maturity date of xx. The loan was modified with 3 steps.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Awaiting Sale |---| |----| Comment: No supportive document was found in the loan file.&#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No supportive document was found in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX10   Tape Value: 7XX/XX10   Variance: -116 (Days)   Variance %:    Comment: The loan was modified on XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable,   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan was modified with 3 steps.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122233334444   Tape Value: 222233333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444433332221   Tape Value: 333333333333333333322222   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXXVariance:    Variance %:    Comment: Note   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 6XX/XX13   Variance:    Variance %:    Comment: No supportive document was found in the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: Total debt as per payment history is in the amount of xx. Tape Source: Initial Tape Type:	B	* Title Review shows lien by DOJ_Department of Justice (Lvl 3) "According to the updated title report dated XX/XX/XX18, there is notice of lien against xx for fine and /or restitution imposed pursuant to the anti-terrorism and effective death penalty act of xx in the favor of xx for the amount of xx which was recorded on xx. The judgment was entered on xx in the favor xx under the court number xx. If the payment becomes past due, then possible penalties charged up to 25% of the principal amount may be added in the judgment amount. The above lien can affect the enforceability of the subject mortgage. Document of DOJ judgment does not contain SSN#/DOB/Property address to confirm the validity of the judgment. However, the middle name of defendant which is "xx" mentioned on supportive document does not match with the borrower’s middle name (xxs). Also, we called on xx to validate that said lien can affect subject property or not and it's against subject borrower or not, but the call went on voice mail. As middle name is not matching, we cannot validate above lien is against our subject borrower or not or updated title report just showing it as open due to common name."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 3)     "According to schedule D of the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx
No comment regarding cram down has been found in the collection comment."	* Settlement date is different from note date (Lvl 2) "The subject mortgage was originated on xx However, as per final HUD-1, the settlement date is xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The subject mortgage was originated on XX/XX/XX05. However, according to the ROR, the transaction date is XX/XX/XX05."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following disclosures are missing from the loan file:
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4952248	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$5,205.20	$5,347.20	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			27.179%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$129,172.33	Not Applicable	6.250%	xx	XX/XX/XX16	Financial Hardship
 The Updated-title report datedxx/xx/xx18 shows the subject mortgage was originated on xx with xx (borrower) and (lender) xx, in the amount of xx. The subject mortgage was recorded on xx.
The chain of the assignment has been completed. The current assignment is from xx to xx.
The county taxes from the year 2012-2017 are delinquent fromXX/XX/XX18 in the amount of $xx
The annual combined taxes and county taxes are paid in the amount of $2078.07 and $xx.

Review of the payment history shows the borrower is currently delinquent for more than 21 months and the next due date is for 9XX/XX16. The last payment was received on XX/XX/XX17, in the amount of xx, which was placed in suspense. The last regular payment was applied on 1XXX/XX17 in the amount of xx and was appied for the 8XX/XX16 payment
The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with an interest rate of 6.25%. Currently, the borrower has been making the payments as per modification, which was made on XXX/XX16.	Collections Comments:The review of comment history shows the loan is in active bankruptcy.
The borrower is currently delinquent for more than 21 months. The reason for default is decrease in income due to self employed business loss.
The foreclosure process was referred to an attorney onXX/XX/XX16. The foreclosure judgment hearing was held on XXX/XX18.
The sale was scheduled on 6XX/XX18 but the sale was not done because borrower had filed bankruptcy on XX/XX/XX17 and it is still in active bankruptcy.
The borrower had filed the bankruptcy under xx with the Case # xx, dated xx. The schedule D of voluntary petition shows the unsecured debt of xx out of claim amount of xx
The motion for relief was filed on xx
The last payment was received on 1XXX/XX17, in the amount of xx, which was applied for 8XX/XX16. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 6.25%. Currently, the borrower has been making the payments as per modification, which was made on XXX/XX16.

As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the interest rate of 6.25% with the modified P&I of xx.
The first payment date was due on XXX/XX16 and the new maturity date is xx
There is no deferred balance stated.
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure process was initiated and was referred to attorney on xx. The foreclosure judgment hearing was held on xx
The sale was scheduled on 6XX/XX18 but the sale was not done because borrower had filed bankruptcy on XX/XX/XX17 and it is still in active bankruptcy.

Bankruptcy Comments:The borrower filed bankruptcy under xx with Case # xx, onxx.
The motion for relief was filed onXX/XX/XX18 and a hearing scheduled for xx.
The schedule D of voluntary petition shows that, there is unsecured debt of xx out of claim amount xx.
The stay was liftedXX/XX/XX18.

The modification agreement was done on XXX/XX16, between the (borrower)xx and the (lender) xx
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the interest rate of 6.25% with the modified P&I of xx.
The first payment date was due on XXX/XX16 and the new maturity date is xx.
There is no deferred balance stated.

Field: Borrower #1 Middle Name Loan Value: xx Tape Value: D |---| |----| Comment: The borrower #1 middle name is XXXX. However the tape shows that it is D. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate Advances audit value is a positive number for calculation purposes.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is evidence of loan modification.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The negative Escrow Balance is moved to escrow advanced field in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value: 6XX/XX08   Variance: 15 (Days)   Variance %:    Comment: Per Note in file audit value note doc date isXX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment string per pay history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment string per pay history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: The total debt audit value per payment screen xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows that, there is unsecured debt of xx out of claim amount xx. No evidence of cram down has been found."
* Litigation (Lvl 3)     "Loan is pending results of court hearing on xx re: Motion for Relief."
* Title Review shows outstanding delinquent taxes (Lvl 3) "The Updated-title report dated 8XX/XX18 shows that, the county taxes from the year 2012-2017 are delinquent fromXX/XX/XX18 in the amount of xx."	* Settlement date is different from note date (Lvl 2) "The HUD-1 settlement date is xx but the loan origination date is xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
* XXX TILA Test Failed (Lvl 2)     "The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transcation date is xx but the loan origination date is xx
																																																																																								* TIL not hand dated (Lvl 2) "TIL date is typed"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36226742	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$418.75	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$50,452.73	Not Applicable	5.250%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx
The chain of assignment has been completed.

There is issue in the legal description of warranty deed and mortgage is same but 2nd half of legal is not given in warranty deed.

 In modification agreement, 7th line of legal shows as "xx" but in mortgage 7th line of legal shows as "xx".
 (Updated title xx)

According to updated title datedXX/XX/XX18, there is one senior mortgage originated on xx and recorded on xx in the amount of xx in favor of xx which is not released yet, So our subject mortgage will come in second position but the final title policy does not show the senior mortgage.

Annual taxes are due in the amount of $xx
According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx with the rate of 5.250%. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy.
 According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18,  the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx with the rate of 5.250%. The UPB reflected as per the payment history is in the amount of xx
According to the modification, the loan was modified on xx between the borrower xx and lender Jxx  The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.250 % and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX13. The maturity date as per modification is xx. This loan was modified once.
The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX16  However, the foreclosure was put on hold as the borrower filed bankruptcy on 6XX/XX15  case# xx. No further details have been found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX16  However, the foreclosure was put on hold as the borrower filed bankruptcy on 6XX/XX15  case# xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xxx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx The debtor shall pay to the trustee xx for60 months, under xx. There is no comment indicating a cramdown.	According to the modification, the loan was modified on 5XX/XX13 between the borrower xx and lender xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.250 % and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX13. The maturity date as per modification is xx. This loan was modified once.	Missing Required State Disclosures Missing Required Disclosures Credit Application	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: The modification has been done. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The LTV is less than 80%.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: The application document is missing from the loanfile.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: A per the latest 12 months payment history the payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: A per the latest 12 months payment history the payment history reversed string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: As per the HUD1 document the purpose of transaction is refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Purpose of loan as per the HUD1 document is is refinance.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 1XXX/XX16   Tape Value:XX/XX/XX15   Variance: -527 (Days)   Variance %:    Comment: As per the collection comments the referral date is 1XXX/XX16   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.38% Comment: As per the paymenthistory the total debt/legal balance is xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal description mentioned in the mortgage is inconsistent from legal description in the modification agreement. The modification agreement made on effective date of xx, the 7th line of the legal description shows as " xx "; however, the 7th line of the legal description in the mortgage is shows as "xx.""
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is on second lien position. Subject mortgage was recorded on xx with Inst/Book/Page#xx. Updated title report dated XX/XX/XX18 shows that there is an active senior mortgage with Inst/Book/Page#xx which is in the favor of xx in for the amount of xx recorded on xx
HUD-1 shows payoff in the amount of xx to xx."
* Title Review shows major title concern (Lvl 3)     "According to updated title datedXX/XX/XX18, there is one senior mortgage originated on xx and recorded on xx in the amount of xx in favor of  xx which is not released yet,  but the final title policy does not shows the senior mortgage. Short form policy at the time of origination does not reflect any exception for a senior mortgage.
It shows clear title. Possible title claim can be filed. No release or Satisfaction of mortgage copy available in the file which state that this senior mortgage has been released."	* Missing Required State Disclosures (Lvl 2) "The subject property is in xx state which is super lien state.
The following state Disclosure are missing from the loan file:
1. Choice of Insurer"
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure  is missing from the loan file."
* Application Missing (Lvl 2)     "Application is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "TIL document is not hand dated by the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59050261	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$223,056.08	Not Applicable	6.375%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with xx, which was recorded on xx.
The chain of assignment has been completed. The latest assignment as per Updated title report is from xx. to xx, which was recorded on xx
There is a civil judgment against the xx in the favor of xx, which was recorded on xx in the amount of xx.
The county annual taxes in 2017 have been exempted.
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 14 months and the next due date for the payment is 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for XXX/XX17. The current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per the Modification agreement datedXX/XX/XX16.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for XXX/XX17. The current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per the Modification agreement datedXX/XX/XX16.
Reason for default is an illness of borrower/family.
The loan had been modified onXX/XX/XX16. The unpaid principal balance is xx with the interest rate of 6.375%. The borrower promises to pay the monthly  P&I of xx beginning from 5XX/XX16. The maturity date will be on xx
The foreclosure was initiated in 2017 and the file was referred to an attorney on XX/XX/XX17. The complaint was filed on 1XXX/XX17. The foreclosure sale was scheduled onXX/XX/XX18. However, the foreclosure was put on hold as the borrower had filed the bankruptcy on xx.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx for 60 months. The date of the last filing of bankruptcy wasXX/XX/XX18.
The comment datedXX/XX/XX18 shows that the subject property has been Owner-occupied.
No BPO and inspection reports have been provided.

Foreclosure Comments:The foreclosure was initiated in 2017 and the file was referred to an attorney on XX/XX/XX17. The complaint was filed on 1XXX/XX17. The foreclosure sale was scheduled onXX/XX/XX18. However, the foreclosure was put on hold as the borrower had filed the bankruptcy on xx.
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx for 60 months. The date of the last filing of bankruptcy was xx	This modification agreement was made onxxbetween the xx(Borrower) and xx (lender).
The unpaid principal balance is xx with the interest rate of 6.375%. The borrower promises to pay the monthly  P&I of xx beginning from 5XX/XX16. The maturity date will be on xx.
Final Truth in Lending Discl.
Affiliated Business Disclosure
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Origination Appraisal
Missing Required State Disclosures
Missing Dicsloures
Credit Application
Right of Rescission	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: The current foreclosure status as per the comments is Awaiting sale; however, the tape reflects it as Sale publication. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value:XX/XX/XX17   Variance: 289 (Days)   Variance %:    Comment: As per modification doc date isXX/XX/XX16; however tape reflectsXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333332233333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333332333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Final loan application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.09% Comment: As per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test:FAIL, Loan Data: 0.000%, Comparison Data: xx% and Variance: xx%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) isxx%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Appraisal (Lvl 2)     "Appraisal report/ 1008 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xxState. The following state disclosure is missing from the loan file:
1. Choice of Insurer."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatiXX/XX03 is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43615473	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,127.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	3.018%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report datedXX/XX/XX18 the subject mortgage was originate on xx between xx. xx is also known as xx and it was recorded on xx. There is break in chain of assignment as the assignment is required from xx to xx. Currently the assignment is with the current assignee xx.
No active judgments/liens found against the borrower/ subject property.
The annual combined taxes have been paid in the amount of $xx.
No prior year delinquent taxes found.
Review of updated payment history shows that the loan is in delinquency and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 7.625 % for the due date of XXX/XX17. The next due date is 4XX/XX17. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the original note terms.
Collections Comments:The loan is in active Bankruptcy The borrower had filed the bankruptcy dated xx under xx with case#xx. The plan was confirmed on 5XX/XX17. The POC was filed on xx with the claim amount of xx and the amount of arrearage is xx. The amended plan filed on 1XXX/XX16 state that the claim shall be deemed to be fully secured without respect to the value of underlying collateral and the interest rate shall be modified to 4.5% and all the terms of the subject loan shall remain unchanged. The plan was modified twice but there is no change in the subject claim. The comment datedXX/XX/XX18 also state that the interest rate will be 4.5% over 25 years from an effective date.
the loan is in delinquency and borrower is not making his monthly payments.  The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 7.625 % for the due date of XXX/XX17.  The next due date is 4XX/XX17. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the original note terms.
The loan was not modified since origination.
According to the BPO report dated 4XX/XX18 the property is occupied by the unknown party as the property is investment and no visible damages reported.

Recorded mortgage at county (xx under InstXX/XX/XX shows that subject mortgage was signed and originated by ‘xx’ under property xx (Legal; xx).  And the deed recorded on xx before the subject mortgage shows ownership in the name of “xx”, as there is no evidence found providing the ownership interest of xx on the property before loan origination. But the later deed recorded on xx shows the prior owner as “xx”, doing business as xxand the property transferred to xx. However, the final title policy at origination shows vesting in the name of xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy dated xx under xx with case#xx. The plan was confirmed on 5XX/XX17. The POC was filed on xx with the claim amount of xx and the amount of arrearage is xx. The amended plan filed on 1XXX/XX16 state that the claim shall be deemed to be fully secured without respect to the value of underlying collateral and the interest rate shall be modified to 4.5% and all the terms of the subject loan shall remain unchanged. The plan was modified twice but there is no change in the subject claim. The comment datedXX/XX/XX18 also state that the interest rate will be 4.5% over 25 years from an effective date.	Not Applicable	Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: System default Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Pay string per pay history is 444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Pay string per pay history is 444444444444   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: Tape value input incorrect   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Audit Balance per updated payment screen Tape Source: Initial Tape Type:	B	* Signatures at closing - There is an issue with not all property owners signing the title. (Lvl 3) "Recorded mortgage at county (recorded on xx, under InstXX/XX/XX shows that subject mortgage was signed and originated by ‘xx’ under property xx (Legal; xx). And the deed recorded on xx before the subject mortgage shows ownership in the name of “xx”, as there is no evidence found providing the ownership interest of xx on the property before loan origination. But the later deed recorded on xx shows the prior owner as “xx”, doing business as xxs and the property transferred to xx . Wring. However, the final title policy at origination shows vesting in the name of xx	* Title Review shows break in assignment (Lvl 2) "According to the updated title report datedXX/XX/XX18 there is break in chain of assignment as the assignment is required from xxtoxx. Currently the assignment is with the current assignee xx."
* Describe the BK payment plan (Lvl 2)     "The borrower had filed the bankruptcy datedXX/XX/XX10 under xx with case#xx. The plan was confirmed on 5XX/XX17. The POC was filed on xx  with the claim amount of xx and the amount of arrearage is xx. The amended plan filed on 1XXX/XX16 state that the claim shall be deemed to be fully secured without respect to the value of underlying collateral and the interest rate shall be modified toxx% and all the terms of the subject loan shall remain unchanged. The plan was modified twice but there is no change in the subject claim. The comment datedXX/XX/XX18 also state that the interest rate will be xx% over xxyears from an effective date."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xxstate and the required disclosures are missing from the loan file as follow.
Placement of Insurance Disclosure, xxConsent to Disclosure of Insurance Information, Choice of Agent/insurer and Insurance Solicitation/Post Commitment."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92677792	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,246.61	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	26.805%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$307,188.85	Not Applicable	6.250%	xx	XX/XX/XX12	Financial Hardship	According to the updated title onXX/XX/XX18 subject mortgage originated on xx with xx and it was recorded on xx. The chain of assignment has been completed and the current assignee isxx.
There is one civil judgment against borrower in the amount of xx in favor of xx which was recorded on xx.
There is one IRS lien in the amount of xx in favor of xx which was recorded on xx.
There are total 6 state tax liens against the borrower total in the amount of xx in favor of xx which were recorded in between xx
The combined annual taxes have been paid in the amount of $xx.
No prior year delinquent taxes have been found.

Review of updated payment history shows that the loan is in delinquency for 2 months and borrower is making his monthly payments.  The last payment was received onXX/XX/XX18  in the amount of xx with interest rate of 6.250 % for the due date of 4XX/XX18.  The next due date is 5XX/XX18. The latest payment history does not reflects the UPB; however tape data shows UPB in the amount of xx.
The borrower is making payments as per the modification made on 8XX/XX12.
Collections Comments:The borrower is in active Bankruptcy The borrower had filed the bankruptcy under xx with xx inXX/XX/XX14. The plan was confirmed onXX/XX/XX14 and according to the plan debtor shall pay xx per month for 60 months. The POC was filed on xx with claim amount of xxand the amount of arrearage is xx the loan is in delinquency for 2 months and borrower is making his monthly payments.  The last payment was received onXX/XX/XX18  in the amount of xx with interest rate of 6.250 % for the due date of 4XX/XX18.  The next due date is 5XX/XX18. The latest payment history does not reflects the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the modification made on xx
The Loan Modification agreement was made between “xx” (borrower) and “xx.” (lender) on an effective date of 8XX/XX12.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.250 % with P&I xx with Fixed amortized type and the first payment had begun from 8XX/XX12 and ends with the maturity date of xx  The property is owner occupied and no visible damages were reported.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case# xx in xx. The plan was confirmed onXX/XX/XX14 and according to the plan debtor shall pay xx per month for 60 months. The POC was filed on xx with claim amount of xx and the amount of arrearage is xx	The Loan Modification agreement was made between “xx” (borrower) and “xx” (lender) on an effective date ofxx. The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.250 % with P&I xx with Fixed amortized type and the first payment had begun from 8XX/XX12 and ends with the maturity date of xx	Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate advances must be a positive number to calculate on pay screen Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Sale Publication   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Loan not in FC   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: System default   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211122222234   Tape Value: 211222223333333333333333   Variance:    Variance %:    Comment: Pay string per pay history is 211222223333   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432222221112   Tape Value: 333333333333333322212112   Variance:    Variance %:    Comment: Pay string per pay history is 211222223333   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX13   Variance:    Variance %:    Comment: Loan not in FC   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Audit value includes corporate advances Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test.
TILA Finance Charge Test: FAIL  loan dataxx  comparison data:xx  variance:-xx
TILA Foreclosure Rescission Finance Charge Test:  loan dataxx  comparison data:xx  variance:-xx
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xxstate and the required disclosures are missing from the loan file as follow.
Impound Account Disclosure, Cosigner Notice, Private Mortgage Insurance Disclosure, Hazard Insurance Disclosure, Insurer RecommendationDisclosure, Anti-Tying Disclosure, Privacy Notice, Notice of Right to Copy of Appraisal, Application for Credit-Married Persons, Fair Debt Collection Notice and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title onXX/XX/XX18 there is one IRS lien against the borrower in the amount of xx in favor ofxx which was recorded on xx
* State Tax Judgment (Lvl 2)     "According to the updated title onXX/XX/XX18 there are total 6 state tax liens against the borrower total in the amount of xx in favor of xx which were recorded in between xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA Finance Charge Test
TILA Finance Charge Test: FAIL  loan data:xx  comparison data:xx  variance:-xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed TILA Foreclosure Rescission Finance Charge Test.
TILA Foreclosure Rescission Finance Charge Test:  loan data:xx  comparison data:xx  variance:-xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84927557	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.421%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title review dated xx/xx/xx18, The subject property is dated xx with lender as xx. The chain of assignment has been completed, the current assignee is xx. recorded on xx. Active judgments or Liens There is a UCC lien Recorded on xx in the amount of xx with no plaintiff name provided. 2017 taxes are stated to be exempt.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 10 months delinquent. The next due date is 9XX/XX17. The last payment was received in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.750% with P&I in the amount of xx. The borrower is currently making payment as per original note terms.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy and FC is on hold. As per the property report dated XX/XX/XX17 the property is vacant and secured, foreclosure has been referred to attorney on XX/XX/XX13, first publication had been completed on XX/XX/XX13, sale had been scheduled for XX/XX/XX17, Borrower filed xx bankruptcy on XX/XX/XX15 with case # xx and plan has been confirmed on XX/XX/XX15. As per the payment history document the current UPB is xx. The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX17. currently the borrower is 10 months behind his scheduled payments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed xx bankruptcy on xx with case # xx and plan has been confirmed on xx. As per the plan borrower shall pay xxx0 for the arrears amount of xx from XX/XX/XX16. As per the POC document dated xx the secured claim amount is xx and amount of arrears is xx	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: N/A. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Sale Publication   Variance:    Variance %:    Comment: No foreclosure information has been found in the comments.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 621 Cahaba Manor   Tape Value: XXXX   Variance:    Variance %:    Comment: Per note the property address is XXXX   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX13   Variance:    Variance %:    Comment: No referral date found in comments.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: The total debt is 51,732.78. Tape Source: Initial Tape Type:	B	* Property is vacant (Lvl 3) "Collection comment dated XX/XX/XX17 shows that the subject property is vacant and secured. No further information found."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan files."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business form disclosure is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36798940	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,448.23	8/XX/XX21	Unavailable	No	FEMA Disaster	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$112,000.00	Not Applicable	6.000%	xx	XX/XX/XX16	Financial Hardship	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated on xx with xx (borrower) and (lender) xx
There are two active HOA liens in the total amount of $xx in favor of xx
The annual installments of combined taxes are paid in the amount of $xx.  And the annual installments of School taxes are paid in the amount of $xx without prior delinquency. Combined taxes for the year 2018 are due in the amount of $xx
The review of the payment history shows that, the borrower is currently delinquent for more than 15 months and the next due date is for XXX/XX17. The last payment was received on 4XX/XX17, in the amount of xx, which was applied for XXX/XX17. The UPB is not stated in the payment history, as per the tape it is xx. The Current P&I is xx and PITI is xx, with the interest rate of 6%. Currently, the borrower has been making the payments as per modification, which was made onXX/XX/XX16.	Collections Comments:The review of comment history shows that, the loan is in active bankruptcy.
The borrower is currently delinquent for more than 15 months. The reason for default is excessive obligation.
The foreclosure process was initiated and it was referred to attorney. The sale was scheduled on 4XX/XX18. The foreclosure process was kept on hold because of FEMA.
The prior bankruptcy of case #xx, the trustee’s final report dated 1XXX/XX14 shows that the claim amount of xx had paid in full. The allowed claim is in the amount of xx and paid principal balance is xx. There is a possibility of prior cram down but no evidence has been found stating the cram down. The voluntary petition shows the unsecured debt of xxxx5 out of claim amount of xx
Currently, the borrower had filed the bankruptcy under xx with the Case # xxdatedXX/XX/XX18.
 The post petition due date was xx. The POC was filed on xx, the amount of claim is xx and amount of arrearage is xx
The schedule D of voluntary petition shows the unsecured debt of amount xx out of claim xx.
There is no any evidence of cram down.
The last payment was received on 4XX/XX17, in the amount of xx, which was applied for XXX/XX17. The UPB is not stated in the payment history, as per the tape it is xx. The Current P&I is xx and PITI is xx, with the interest rate of 6%. Currently, the borrower has been making the payments as per modification, which was made on xx.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the interest rate of 6% with the modified P&I of xx.
The first payment date was due on 9XX/XX16 and the new maturity date is xx.
There is no deferred balance stated.
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure process was initiated and it was referred to attorney. The sale was scheduled on xx. The foreclosure process was kept on hold because of FEMA.
Bankruptcy Comments:The prior bankruptcy of case #xx, the trustee’s final report dated xx shows that the claim amount of xx had paid in full. The allowed claim is in the amount of xx and paid principal balance is xx. There is a possibility of prior cram down but no evidence has been found stating the cram down. The voluntary petition shows the unsecured debt of xxxx5 out of claim amount of xx
Currently, the borrower had filed the bankruptcy under xx with the Case #xx, dated xx.
 The post petition due date was 4XX/XX18. The POC was filed on xx, the amount of claim is xx and amount of arrearage is xx
The schedule D of voluntary petition shows the unsecured debt of amount xx out of claim xx
There is no any evidence of cram down.

The modification agreement was done onXX/XX/XX16, between the (borrower) xx and the (lender) xx.
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the interest rate of 6% with  the modified P&I of xx.
The first payment date was due on 9XX/XX16 and the new maturity date is xx.
There is no deferred balance stated.

Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 36 (Days) |----| Comment: The mod doc date isXX/XX/XX16. However the tape shows that it isXX/XX/XX16. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333332211011133   Variance:    Variance %:    Comment: The payment history string is 444444444444. However the tape shows that it is 331110112333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 331110112333333333333333   Variance:    Variance %:    Comment: The payment history string reversal is 444444444444. However the tape shows that it is 331110112333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value:XXXX Variance:    Variance %:    Comment: The property address street isXXXX. However the tape shows that it is XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.18% Comment: The total debt is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement made on xx, the new principal balance is xx. However, there is principal reduction alternative. The amount of xx of the principal balance is eligible for forgiveness."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows the unsecured debt of amount xx out of claim xx. There is no any evidence of cram down."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is Moderate due to TILA failed for Finance Charge Test, Foreclosure Rescission Finance Charge Test and APR Test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     "The prior bankruptcy of case #xx, the trustee’s final report dated 1XXX/XX14 shows that the claim amount of xx was secured. The allowed claim through bankruptcy is in the amount of xx and paid principal balance is xx. The secured claim of xx was partially paid in the amount of xx. The voluntary petition shows the unsecured debt of xx out of claim amount of xx
Currently, the borrower had filed the bankruptcy under xx with the Case #xx, dated xx.
The post petition due date was 4XX/XX18. The POC was filed on xx, the amount of claim is xx and amount of arrearage is xx
The schedule D of voluntary petition shows the unsecured debt of amount xx out of claim xx
There is no any evidence of cram down."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test failed for Finance Charge Test. As per loan data the Finance Charge is xx. However comparison data is xx and variance isxx
XXX TILA Test failed for Foreclosure Rescission Finance Charge Test. As per loan data the Foreclosure Rescission Finance Charge is xx. However comparison data is xx and variance isxx
																																																																																								XXX TILA Test failed for APR Test. As per loan data the APR is 6.290%. However comparison data is 6.588% and variance is -0.298%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65657017	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,225.80	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.725%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.414%	First	Final policy	Not Applicable	xx	XX/XX/XX11	$373,414.68	$52,100.00	2.000%	xx	XX/XX/XX11	Financial Hardship	According to the Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx. The chain of assignment has not been completed as the mortgage is currently withxx instead of xx.
There is one judgment against the name of borrower in the amount of xxin favor of xx which was recorded onXX/XX/XX15; however the related document does not provided the SSN or DOB.
The annual combined taxes have been paid total in the amount of $xx.
No prior year delinquent taxes found.

There are two state tax liens total in the amount of $xx but the SSN provided with the related documents does not match with SSN of subject borrower.
There are 6 judgments against the name of borrower total in the amount of $xx but the SSN provided with the related document does not match with the SSNM of subject borrower.
There is one UCC lien against the name of borrower and the amount not provided which was recorded onXX/XX/XX17 in favor of xx but the address and legal provided in related document is not the subject property address and legal.
Review of updated payment history shows that the loan is in delinquency for 2 months and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.00 % for the due date of 4XX/XX18. The next due date is 5XX/XX18. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the modification made on 1XXX/XX11.

Collections Comments:The borrower had filed bankruptcy under xx with the Case # xx on xx and the amended plan was confirmed on XX/XX/XX15. According to the plan the debtor shall pay xx for 1-6 months and for 7/-60 month’s payment is xx. The due date is the 5th day of each month for 60 months.
The POC was filed on xx, in the secured claim amount xxand an arrearage in the amount of xx. According to the doc 45 filed on 6XX/XX18 the disbursement paid to the subject creditor as ofXX/XX/XX18 is in the amount of xx.
The loan is in delinquency for 2 months and borrower is making his monthly payments.  The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.00 % for the due date of 4XX/XX18. The next due date is 5XX/XX18. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the modification made on xx.
The loan was modified with an effective date of xx and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX11 with a new maturity date of 1XXX/XX51. The rate changes in 4 steps ending at 4.125%.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB has been amortized to xx as an interest bearing amount.
The foreclosure was initiated and file referred to attorney onXX/XX/XX13. The foreclosure was put on hold due to the bankruptcy filed by borrower on xx and the hold was ended on 6XX/XX17. No further details have been found regarding foreclosure.
Foreclosure Comments:The foreclosure was initiated and file referred to attorney onXX/XX/XX13. The foreclosure was put on hold due to the bankruptcy filed by borrower on xx and the hold was ended on xx. No further details have been found regarding foreclosure.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the Case #xx on xx and the amended plan was confirmed on XX/XX/XX15. According to the plan the debtor shall pay xx for 1-6 months and for 7/-60 month’s payment is xx. The due date is the 5th day of each month for 60 months.
The POC was filed on xx, in the secured claim amount xxand an arrearage in the amount of xx. According to the doc xx filed on xx the disbursement paid to the subject creditor as ofXX/XX/XX18 is in the amount of xx.
The loan was modified with an effective date of 1XXX/XX11 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX11 with a new maturity date of xx. The rate changes in 4 steps ending at 4.125%.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB has been amortized to xx as an interest bearing amount.
Initial Escrow Acct Disclosure	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212333344444   Tape Value: 233333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444443333212   Tape Value: 333333333333333333333332   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: -1 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx which is after the note date that is xx."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of the assignment has not been completed. Currently, the assignment is with xx to xx, which was recorded on xx. However, the assignment is missing to xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32862194	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,099.63	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	63.601%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with lender xx
The chain of the assignment has been completed. Currently, the assignment of mortgage is with xx which was recorded on XX/XX/XX16.
There are two civil judgments against the borrower in the amount of xx in the favor of different plaintiff’s Inspection which were recorded on xx.
There is a State Tax judgment open against the borrower in the amount of xx in the favor of xx which was recorded on xx
The 2017 County and Utilities annual taxes installments have been paid in the cumulative amount of $xx. No prior years delinquent taxes have been found.
Review of updated payment history shows that the subject loan is in delinquency for more than 120 days. The borrower is not making his monthly payments. The last payment was received on XX/XX/XX18 in the amount of xx with interest rate of 6.625(per) for the due date of 1XXX/XX16 and the next due date is XXX/XX17. The unpaid principal balance reflected as of the date is xx. Borrower is making the payments according to the Note term.	Collections Comments:The loan is currently in bankruptcy and is next due for XXX/XX17. The last payment was received onXX/XX/XX18.The UPB reflected in the payment history is in the amount of xx
The reason for default is an illness of the borrower. The intention of the borrower is to retain the subject property.
The loan hasn’t been modified since origination.
The foreclosure was initiated in 2014. The file was referred to an attorney on xx. The Complaint was filed on xx. The foreclosure process had gone up to the sale date. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with case #xx on xx.
According to the PACER report, the borrower xx had filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on XX/XX/XX16.The Bankruptcy POC filed on xx and the POC amount is xx and the amount of arrearage is xx
As per order confirming plan dated XX/XX/XX16(xx By the 25th day of each month, the Debtor shall make Plan payments to the Trustee of xxx0 per month for 1 month commencing with the date of the first scheduled meeting of creditors under § 341 with payments then changing to xx per month for 4 months, then changing to xx per month (hereinafter the “Plan Payments”).

The Amended schedules filed on XX/XX/XX16(xx shows a special intention of property surrender to the subject creditor. The plan seeks the borrower will surrender the subject property to the creditor (xx) in partial satisfaction of the secured claim and the creditor will have 180 days from the confirmation hearing date to file an amended claim for an unsecured deficiency. However, the updated title report dated 8XX/XX18 shows the current owner name as xx
xx(original owner)

As per the latest BPO report datedXX/XX/XX18, the subject property was occupied by unknown party No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated in 2014. The file was referred to an attorney onXX/XX/XX14. The Complaint was filed on XX/XX/XX14. The foreclosure process had gone up to the sale date. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with case # xx on xx

Bankruptcy Comments:According to the PACER report, the borrower xx had filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on XX/XX/XX16.The Bankruptcy POC filed on xx and the POC amount is xx and the amount of arrearage is xx.
As per order confirming plan dated XX/XX/XX16(xx By the 25th day of each month, the Debtor shall make Plan payments to the Trustee of xxx0 per month for 1 month commencing with the date of the first scheduled meeting of creditors under § 341 with payments then changing to xx per month for 4 months, then changing to xx per month (hereinafter the “Plan Payments”).

The Amended schedules filed on XX/XX/XX16(xx shows a special intention of property surrender to the subject creditor. The plan seeks the borrower will surrender the subject property to the creditor (xx) in partial satisfaction of the secured claim and the creditor will have 180 days from the confirmation hearing date to file an amended claim for an unsecured deficiency. However, the updated title report dated 8XX/XX18 shows the current owner name as xx
xx(original owner)
Not Applicable	Missing Required State Disclosures	Field: Borrower #1 Middle Name Loan Value: XXXX Tape Value: W |---| |----| Comment: &#xxD; As per note, borrower middle name is XXXX; however, tape data reflects W.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Sale Publication   Variance:    Variance %:    Comment: As per servicing comment current foreclosure straus is Awaiting Sale; however, tape data Sale Publication.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: No discrepancy. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX06   Tape Value: XX/XX/XX06   Variance: 4 (Days)   Variance %:    Comment: The loan origination date as per Note is XX/XX/XX06; however, tape data reflects XX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the string is 4444444444444, however tape data reflects 3333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the reversed string is 4444444444444, however tape data reflect 3333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXTape Value: XXXXVariance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.40% Comment: As per payment history, total debt is in the amount of xxxx;however, tape data reflects xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments is available from XX/XX/XX16 toXX/XX/XX18. However, we require latest 24 months of servicing comments. servicing comments is missing from 8XX/XX16 toXX/XX/XX16."
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 3) "The borrower xxhad filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on XX/XX/XX16. The Amended schedules filed on XX/XX/XX16(xx shows a special intention of property surrender to the subject creditor. The plan seeks the borrower will surrender the subject property to the creditor xxx in partial satisfaction of the secured claim and the creditor will have 180 days from the confirmation hearing date to file an amended claim for an unsecured deficiency. The servicing comment does not reflect any information about property surrender. However, the updated title report dated 8XX/XX18 shows the current owner name as xx(original owner)"	* DTI > 60% (Lvl 2) "Final 1003 reflects total monthly income asxx ; however total debts in the amount of xxhence DTI is greater than 60%."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx state. The below Required State disclosures are missing in the given loan files.
1]Notice of Change of Terms For Open-End Consumer Credit Contract.
2]Disclosure of Debtor’s Waiver of Class Action.
3]Fee Disclosure."
																																																																																								* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18,there is a State Tax judgment open against the borrower in the amount of xx in the favor of State Of xx which was recorded on xx"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89471659	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$686.97	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx which was recorded on xx
The chain of assignment has been completed. Currently, the mortgage assignment is with xx
There is a junior mortgage open against the subject property in favor of xx in the amount of xx which was recorded on xx
There is a civil judgment against xx in the favor of xx in the amount of $xx which was recorded on xx
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 4 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 6.375%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 4 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 6.375%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on xxand the plan was confirmed onXX/XX/XX17. Schedule D in voluntary petition dated 8XX/XX16 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx on xx in the secured claim amount xx and an arrearage in the amount of xx xx plan was filed on 8XX/XX16, which states that arrearage was included in the plan for the amount xx and post petition payment will pay directly to creditor in the amount of xx beginning 9XX/XX16 through the plan. In this plan the intimation not was give that amount of arrearage is disputed. This plan was confirmed onXX/XX/XX17. Subject creditor was filed Objection to Claim onXX/XX/XX17 for arrearage xx and again Objection to Claim was filed on 7XX/XX17 for the amount of xx. As per Order Allowing Claim xxdated on 7XX/XX17 arrearage shall be xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed onXX/XX/XX16. Foreclosure sale was scheduled for 8XX/XX16. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx. Loan is active in bankruptcy.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed onXX/XX/XX16. Foreclosure sale was scheduled for 8XX/XX16. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx. Loan is active in bankruptcy.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx and the plan was confirmed onxx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed byxx on xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed on 8XX/XX16, which states that arrearage was included in the plan for the amount xx and post petition payment will pay directly to creditor in the amount of xx beginning 9XX/XX16 through the plan. In this plan the intimation not was give that amount of arrearage is disputed. This plan was confirmed onXX/XX/XX17. Subject creditor was filed Objection to Claim onXX/XX/XX17 for arrearage xx and again Objection to Claim was filed on 7XX/XX17 for the amount of xx. As per Order Allowing Claim xxdated on 7XX/XX17 arrearage shall be xx.	Not Applicable	Origination Appraisal HUD-1 Closing Statement Credit Application Affiliated Business Disclosure Final Truth in Lending Discl. Notice of Servicing Transfer Right of Rescission	Field: Payment History String Loan Value: 443214444444 Tape Value: 333333333333333333333333 |---| |----| Comment: Payment history string is 000011112233, tape data shows 3333333333333333333333333333.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 332211110000, tape data shows 3333333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment: Property address street is XXXX, tape data showsXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX16   Tape Value: XX/XX/XX15   Variance: -61 (Days)   Variance %:    Comment: Referral Date is XX/XXX/XX16, tape data shows XX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.25% Comment: Total debt per payment history is xx, tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	D	* Title issue (Lvl 3) "As per Short form policy located at#xx dated on xx shows that subject property address is xx; Where, the Subject Mortgage was recorded (xx) on xx with property address xx"
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 along with estimated HUD-1 or itemization of fees are missing from the loan file"
* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report datedXX/XX/XX18, the legal description given on warranty deed (xx) recorded on xx is invisible. The clear copy of warranty deed should be required."	* Missing Appraisal (Lvl 2) "Appraisal Repoert is missing from loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Written or verbal dispute (Lvl 2)     "Dispute was started onXX/XX/XX1 regarding payments. Comment datedXX/XX/XX17 states that borrower was disputing regarding payments and same comments shows counsel require proof of history where the borrower was delinquent. No further details have been found."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "Subject Mortgage was recorded xx) on xx with property address xx; where as per the tax collection report given in updated title report datedXX/XX/XX18, shows current property address is xx. It seems that property address has been changed."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing form the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service transfer document disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30651919	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$7,294.86	8/XX/XX21	xx	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.808%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with xx Chain of assignment of assignment has not been completed. Currently, the mortgage is with xx which was recorded onXX/XX/XX12. The mortgage should be with xx There is a civil judgment in the amount of $xx in the favor of xx which was recorded on xx 2016 and 2017 county taxes have been paid in the amount of $xx 2018 2nd installment taxes have been due in the amount of $xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been delinquent for 12 months and the next payment was due for 7XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX17. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per note terms.	Collections Comments:The loan is currently in active foreclosure and next payment is due for 7XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX17. The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX17. The complaint was filed onXX/XX/XX17. The further details regarding the foreclosure proceedings have not been provided. As per the comment dated 9XX/XX17, the sale was scheduled forXX/XX/XX18. The bid calculation was completed on XXX/XX18. The borrower had filed bankruptcy under xx with case#xx and fcl was placed on hold. The Bankruptcy was Dismissed xx and was Terminated xx. The foreclosure resumed and the sale was scheduled. As per the notice of sale located at “Lxx”, the sale was scheduled for XX/XX/XX18. The comments are available tillXX/XX/XX18. No further details regarding the fcl proceedings have been found. As per the review of the PACER report, the borrower had bankruptcy under xx with case# xx on xx. The Bankruptcy was Dismissed xx and was Terminated xx. The rfd is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the inspection report datedXX/XX/XX18, the property is owner-occupied. The roof needs to be repaired with the estimated cost of xx No further details regarding the same have been found. The As-is listed price is xx
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX17. The complaint was filed onXX/XX/XX17. The further details regarding the foreclosure proceedings have not been provided. As per the comment dated 9XX/XX17, the sale was scheduled forXX/XX/XX18. The bid calculation was completed on XXX/XX18. The borrower had filed bankruptcy under xx with case#xx and fcl was placed on hold. The Bankruptcy was Dismissed xx and was Terminated xx. The foreclosure resumed and the sale was scheduled. As per the notice of sale located at “xx”, the sale was scheduled for xx. The comments are available till xx. No further details regarding the fcl proceedings have been found.
Bankruptcy Comments:As per the review of the PACER report, the borrower had bankruptcy under xx with case# xx on xx The Bankruptcy was Dismissed xx and was Terminated xx. A Motion to Extend Time to File xx Plan and Schedules was filed on xx stating the debtor's health has prevented him from managing his properties. A Motion to Convert xx Case to a xx Case was filed xx. An Order Denying Debtor's Motion to Extend the Deadline to File Income Tax Returns was entered on 5XX/XX18. The POC was filed onXX/XX/XX18 with its amount xx and the arrearage amount isxx. As per eh amended plan, the debtor shall pay the trustee xxx monthly for 12 months and xx monthly.	Not Applicable	Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances have to be entered as a positive number. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Occupied by Unknown Party   Variance:    Variance %:    Comment: As per the inspection report datedXX/XX/XX18, the property is owner-occupied.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI was not required at origination on the loan.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The Escrow Balance is xxThe Escrow Advance Balance is xx.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX01   Tape Value:XX/XX/XX01   Variance: 8 (Days)   Variance %:    Comment: The Note Document Print Date isXX/XX/XX01.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333210213210   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 012312012333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The purpose of transaction per HUD-1 is Cash Out. Borrower received xx cash back at closing.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.33% Comment: Total debt / legal balance is xx. Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed onXX/XX/XX17. The further details regarding the foreclosure proceedings have not been provided. As per the comment dated 9XX/XX17, the sale was scheduled forXX/XX/XX18. The bid calculation was completed on XXX/XX18. The borrower had filed bankruptcy under xx with case#xx and fcl was placed on hold. The Bankruptcy was Dismissed xx and was Terminated xx. The foreclosure resumed and the sale was scheduled. As per the notice of sale located at “xx”, the sale was scheduled for xx. The comments are available tillXX/XX/XX18. No further details regarding the fcl proceedings have been found."	* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file, Construction Lien Disclosure, Mortgage Loan Servicing Disclosure, Choice of Insurance Notice, Purchase Money Residential Mortgage Loan Closing Valuation Disclosure and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Title shows an assignment chain break (Lvl 2)     "As per the review of the updated title report, the Chain of assignment of assignment has not been completed. Currently, the mortgage is with xx which was recorded onXX/XX/XX12."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of x is not considered accurate for purposes of rescission because it is understated by more than xx"
* Property Damage (Lvl 2)     "As per the inspection report datedXX/XX/XX18, the roof needs to be repaired with the estimated cost of xx. No further details regarding the same have been found. The As-is listed price is xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL xx xxxx"
																																																																																								* Settlement date is different from note date (Lvl 2) "The note is datedXX/XX/XX01 and HUD-1 is datedXX/XX/XX01."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68500450	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,191.80	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.834%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$560,999.97	Not Applicable	3.000%	xx	XX/XX/XX11	Lower Interest Rate	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on x with xx, (borrower) and (lender) xx which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx., dated XX/XX/XX16.
There are two active IRS liens has been found on updated title report dated XX/XX/XX18 against the subject borrower which is in the total amount of $xx which was recorded on xx in favor of xx. 1st installment of 2017-18 years county property tax was paid on xx/xx/xx17 in the amount of $xx and 2nd installment of year 2017-18 county property taxes was paid onxx/xx/xx18 in the amount of $xx	Review of the payment history provided fromXX/XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX16. The next due date is 6XX/XX16. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.000%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments fromXX/XX/XX18 toXX/XX/XX16 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX16. The next due date is 6XX/XX16. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.000%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between xx, (Lender) xx., on xx. The new modified rate is 3.000% and borrower promises to pay P&I in the amount of xx beginning on 7XX/XX11. The new principal balance is xx. . The interest bearing amount is xx and the maturity date is 6XX/XX41. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on XX/XX/XX14 which was amend on 1XXX/XX14 which states that the debtor will pay to Trustee xx per month for 60 months. The deed of trust with xx ("Creditor") encumbers real property located at xx, securing a loan that is the subject of a loan modification application. Monthly Modification Installment is xx. Order Confirming xx Plan was filed on XX/XX/XX14 which states that the debtor amended xx plan which was filed on 1XXX/XX14 is hereby confirmed. Motion for Relief from Stay was filed by the subject creditor on xx. Order on Motion for Relief from Stay was filed on 4XX/XX17 which states that the automatic stay as it affects Movant’s interest in the real property generally described as xx (“Property”) shall remain in effect. Currently debtor is in active bankruptcy.
As per latest BPO datedXX/XX/XX18 states that the subject property is occupied by the subject owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on XX/XX/XX14 which was amend on 1XXX/XX14 which states that the debtor will pay to Trustee xx per month for 60 months. The deed of trust with xx ("Creditor") encumbers real property located at xx, securing a loan that is the subject of a loan modification application. Monthly Modification Installment is xx. Order Confirming xx Plan was filed on XX/XX/XX14 which states that the debtor amended xx plan which was filed on 1XXX/XX14 is hereby confirmed. Motion for Relief from Stay was filed by the subject creditor onXX/XX/XX17. Order on Motion for Relief from Stay was filed on 4XX/XX17 which states that the automatic stay as it affects Movant’s interest in the real property generally described asxx (“Property”) shall remain in effect. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx, (Lender) xx., on xx The new modified rate is 3.000% and borrower promises to pay P&I in the amount of xx beginning on 7XX/XX11. The new principal balance is xx. . The interest bearing amount is xxand the maturity date is xx. Reason for Modification is Financial Hardship.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Loan Program Info Disclosure HUD-1 Closing Statement Missing Required State Disclosures	Field: Interest Only Period? Loan Value: Yes Tape Value: No |---| |----| Comment: Interest only Period as per the tape data is No and as per the actual provided to us is Yes.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String as per the tape data is 33333333333333333333 and as per the actual provided to us is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String Reversed as per the tape data is 33333333333333333333 and as per the actual provided to us is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: Property Address Street as per the tape data is XXXXand as per the actual provided to us is XXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: Total Debt/Legal Balance per payment history is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "As per final title policy dated xx shows that the amount insurance is xx which less than the loan amount xx."
* Not all borrowers signed HUD (Lvl 3)     "The Final HUD 1 Settlement Statement is missing from the loan file. So there is no sign of the borrower. All the points and fees are captured from the estimated HUD 1Statement to run thee compliance."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file however Closing statement is available in the loan file which is located at "xx", all fees are captured from closing statement to run the compliance."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are two active IRS liens has been found on updated title report dated XX/XX/XX18 against the subject borrower which is in the total amount of xx which was recorded on XX/XX/XX11 and XXX/XX12 in favor of xx."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of xx. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
																																																																																								9.Privacy Notice"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4808780	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,477.95	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	29.982%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$111,512.44	$21,812.44	2.000%	xx	XX/XX/XX12	Financial Hardship	As per updated title report dated XX/XX/XX18 the subject mortgage was originated on xx and recoded on xx
The chain of assignment has been completed.
There is state tax lien in the favor of xx in the amount of xx recorded on xx.
2017 1st installment County tax is paid in the amount of $xx
2017 2nd installment County tax is paid in the amount of $xx
No prior delinquent taxes are found.
The review of payment history shows that the borrower has been delinquent for 6 months and next due date for payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 1XXX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.
The borrower is making payments as per the modification.	Collections Comments:The review of the collection comment shows that the loan is in Bankruptcy and next due date for the payment is 1XXX/XX17.
The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX15.The POC was filed onXX/XX/XX15.The amount of POC is xx and the amount of arrearage is xx.According to xx plan, the debtor will pay to the trustee xx monthly for 60 months. Schedule-D in Volunteer petition, shows xx as unsecured portion out of amount claim xxere is no comment indicating a cram down.
As per the notice of foreclosure (Lis pendens), the foreclosure action was filed on 7XX/XX13. The borrower had filed bankruptcy under xx with the case #xx on xx. However, the foreclosure is on hold.
The review of payment history shows that the borrower has been delinquent for 6 months and next due date for payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 1XXX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.
The borrower is making payments as per the modification.
The step loan modification was made between the borrowers xxh and the lender xx on xx
As per modified term, the new principal balance is xx. The interest bearing amount is xx and the deferred balance is xx
The borrower promises to pay the loan in 3 steps beginning
The first step starts from 7XX/XX12 for 60 months in the amount of xx with modified interest rate of 2.000%
The second step starts from 7XX/XX17 for 12 months in the amount of xx with interest rate of 3.000%,
The third step starts from 7XX/XX18 for 303 months in the amount of xx with interest rate of 3.875.
This loan modification hasn’t contain any balloon provision
The reason for default is not found.
As per the servicing comments dateXX/XX/XX18, the subject property is owner occupied.
As per the BPO report dated XXX/XX18, there are no damages or repair has been observed.

Foreclosure Comments:As per the notice of foreclosure(Lis pendens),the foreclosure action was filed on 7XX/XX13. The borrower had filed bankruptcy under xx with the case #xx on xx . However, the foreclosure is on hold.

Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed on XX/XX/XX15.The POC was filed on xx.The amount of POC is xx and the amount of arrearage is xx.According to xx plan, the debtor will pay to the trustee xx monthly for 60 months. Schedule-D in Volunteer petition, shows xx as unsecured portion out of amount claim xx.There is no comment indicating a cram down.	The step loan modification was made between the borrowers xx and the lender xx on xx
As per modified term, the new principal balance is xx. The interest bearing amount is xx and the deferred balance is xx
The borrower promises to pay the loan in 3 steps beginning
The first step starts from 7XX/XX12 for 60 months in the amount of xx with modified interest rate of 2.000%
The second step starts from 7XX/XX17 for 12 months in the amount of xx with interest rate of 3.000%,
The third step starts from 7XX/XX18 for 303 months in the amount of xx with interest rate of 3.875.
This loan modification hasn’t contain any balloon provision
Loan Program Info Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Judgment Entered |---| |----| Comment: The current status of foreclosure is Complaint filed however tape data reflects Judgment Entered. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 72.973%% and the Lender did not require MI according to Appraisal report.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX12   Tape Value: 6XX/XX12   Variance: -30 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is 7XX/XX12. However, the tape data reflects on 6XX/XX12.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX17   Tape Value: 6XX/XX17   Variance: -30 (Days)   Variance %:    Comment: As per modification agreement, the mod step 2 date is 7XX/XX17. However, the tape data reflects on 6XX/XX17.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -30 (Days)   Variance %:    Comment: As per modification agreement, the mod step 3 date is 7XX/XX18. However, the tape data reflects on 6XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444 However, the tape data reflects string is 3333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444 However, the tape data reflects string is 3333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1XXXX Tape Value: 1XXXX   Variance:    Variance %:    Comment: As per the note, the property address isXXXX however tape data reflects XXXX  Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: As per payment history, the total debt is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx There is no information regarding cram down have been found in the bankruptcy case."
* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated 8XX/XX18, the legal description mentioned in mortgage does not match with the legal description in vesting deed. Legal description in vesting deed shows Parcel#1,Parcel #2 and Parcel#3.however,legal description in mortgage shows only Parcel #1,Parcel#2."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of xx. The following state disclosures are missing from the loan file.
1.IL Collateral Protection Insurance Notice
2.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "According to the updated title report dated 8XX/XX18, there is state tax lien against the borrowerxx in favor of xx in the amount of xx and it was recorded on xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16259287	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,197.50	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	42.001%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated on xx with xx
The chain of assignment is complete as the subject mortgage is currently with xx
No active judgment or liens are found pending.
As per updated title report, combined taxes for the year of 2018, 1st installment was paid in the total amount of $xx, 2nd installment is due on xx/xx/xx18 in the amount of $xx, 3rd installment is due onxx/xx/xx19 in the amount of $xx, 4th installment is due onxx/xx/xx19 in the amount of $xx. Also, there is utilities charges for the year of 2018, 2nd installment is past due (under 30 days ) onXX/XX/XX18 in the amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 1XXX/XX11 in the amount xx which was applied to 1XXX/XX11. As per payment history, the current UPB is being reflected the amount of xx
Collections Comments:Borrower has filed bankruptcy under xx, case #xx on xx .As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months. The POC is filed on xx in the amount of xx with amount of arrearage xx.
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referralXX/XX/XX12 by attorney.  Summon & complaint of foreclosure was filed dated on 9XX/XX12 and service completed on XX/XX/XX12. Judgment was entered onXX/XX/XX17 and foreclosure sale schedule forXX/XX/XX18. . Due to filing of bankruptcy by borrower onXX/XX/XX18 FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 1XXX/XX11 in the amount xx which was applied to 1XXX/XX11. As per payment history, the current UPB is being reflected the amount of xx.
According to latest BPO datedXX/XX/XX18, subject property is owner occupied. No information has been found regarding any damage or repair.

Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referralXX/XX/XX12 by attorney.  Summon & complaint of foreclosure was filed dated on 9XX/XX12 and service completed on XX/XX/XX12. Judgment was entered onXX/XX/XX17 and foreclosure sale schedule forXX/XX/XX18. . Due to filing of bankruptcy by borrower onXX/XX/XX18 FC process currently was put on hold. No further details are available.

Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xxx .As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months. The POC is filed on xxin the amount of xx with amount of arrearage xx	Not Applicable	Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Does Lender G/L Require MI? as per the tape data is No and as per the actual provided to us is Not Applicable.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: 5 (Days)   Variance %:    Comment: Original Note Doc Date as per the tape data isXX/XX/XX08 and as per the actual provided to us isXX/XX/XX08.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String as per the tape data is 33333333333333333333 and as per the actual provided to us is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String Reversed as per the tape data is 33333333333333333333 and as per the actual provided to us is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXt   Tape Value: 1XXXX  Variance:    Variance %:    Comment: Property Address Street as per the tape data isXXXX and as per the actual provided to us isXXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance per Application as per the tape data is Lower rate or term and as per the actual provided to us is Cash Out- Other.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 as per the tape data is Refinance and as per the actual provided to us is Cash Out.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.63% Comment: Total Debt/Legal Balance per Payment History as per the tape data is xx and as per the xx&#xxD; Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 2) "As per the updated title report, the 2018 2nd installment utility taxes have been past due in the amount of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business form disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69776738	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Puerto Rico	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$167,387.58	Not Applicable	4.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title Report datedxx/xx/xx18shows the subject mortgage was originated on xx with xx
The chain of assignment is incomplete as currently mortgage is with xx instead of xx
There are two junior mortgage open found as below. :-
1) Junior mortgage in the amount of $xx favor of xxwhich was recorded on xx
2) Junior mortgage in the amount of $xx favor ofxx which was recorded on xx
Updated title report does not shows the current tax information.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx	Collections Comments:Borrower has filed bankruptcy under xx, case # xxon xx and plan was not confirmed. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC is filed on xx in the amount of xx with amount of arrearage xx
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx
As per servicing comment foreclosure is not initiated on the loan.
According to latest BPO dated 4XX/XX17, subject property is occupied by owner. No information has been found regarding any damage or repair
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC is filed on xxin the amount of xx with amount of arrearage xx	This loan modification was done on 9XX/XX between the xx (Borrower) & xx, (Lender). The amortization type is fixed and new unpaid Principal balance isxx and lender agree to forgiven the principal balance in the amount of xx. . As per modification agreement interest bearing amount is xx and modification original rate is 4.500 % and Monthly P&I is xx. The modification payment start date is 9XX/XX17 and new maturity date is xx	Credit Application
Document Showing a Index Numerical Value
Final Truth in Lending Discl.
Loan Program Info Disclosure
Origination Appraisal
HUD-1 Closing Statement
Affiliated Business Disclosure
Right of Rescission
Missing Dicsloures
Updated Title Report
Initial Escrow Acct Disclosure	Field: Borrower #1 Middle Name Loan Value: XXXX Tape Value: xx |---| |----| Comment: The Note reflects the Borrower's Middle Name as XXXX. Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx  Tape Value:XXXX   Variance:    Variance %:    Comment: The Note reflects the Borrowers Last Name as XXXX XXXX.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX17   Tape Value:XX/XX/XX17   Variance: -18 (Days)   Variance %:    Comment: The Document Date of the Last Modification is 8XX/XX17..   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101200000000   Tape Value: 300000000103333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 101200000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000002101   Tape Value: 333333333333301000000003   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000002101.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX.   Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Total Debt/Legal balance per Payment History shows amount xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History amount shows xx.&#xxD; Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on xx between the xx (Borrower) & xx, (Lender). The amortization type is fixed and new unpaid Principal balance is xxand lender agree to forgiven the principal balance in the amount of xx which is exceeds 2% of modification amount."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD-1 and itemizations are unavailable in the loan file."	* Application Missing (Lvl 2) "Final application along with transmittal is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is incomplete as currently mortgage is with xx instead of xx."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative Index Value unavalilable from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
* Missing Updated Title Report (Lvl 2)     "The protitle USA only provided the abstractor data with the updated title report. Protitle confirmed that this is because Puerto Rico will not have supporting documents copy."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20821146	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,335.80	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.382%	First	Final policy	Not Applicable	xx	XX/XX/XX10	$214,712.37	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated on xx with xx (borrower) and (lender), in the amount of xx. The subject mortgage was recorded on xx
The chain of the assignment has been completed.
The annual installments of combined taxes are paid in the amount of $xx and $xx for the year 2015 and 2016 respectively. The 1st installment of combined taxes are paid in the amount of $xx for the year 2017 and the 2nd installment of combined taxes are due for the due datexx/xx/xx18 in the amount of $xx.
The review of the payment history shows that, the borrower is currently delinquent for more than 15 months and the next due date is for XXX/XX17. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 1XXX/XX17.
The UPB is not stated in the payment history, as per tape it is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4%. Currently, the borrower has been making the payments as per modification, which was made on xx	Collections Comments:The review of comment history shows that, the loan is in bankruptcy.
The borrower is currently delinquent for more than 15 months
The borrower had filed the bankruptcy under xx with the Case # xx, dated xx
The plan was confirmed on XXX/XX16. The post petition due date was 7XX/XX18. The POC was filed on xxthe amount of claim is xx and amount of arrearage is xx, under xx, the debtor shall pay to the trustee in the amount of xx for 60 months.
There is no any evidence of cram down.
The foreclosure process was initiated and was referred to attorney. The complaint was filed on 1XXX/XX13 with the case# xx
The foreclosure judgment hearing was held on xx. The foreclosure process was kept on hold because of bankruptcy from 1XXX/XX15.
The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 1XXX/XX17. The UPB is not stated in the payment history, as per tape it is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4%. Currently, the borrower has been making the payments as per modification, which was made on xx.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the step interest rate of 2% with  the modified P&I of xx for 60 months, with  the interest rate of 3% with P & I of xx for 12 months, 4% interest rate with P&I xx for 12 months, with the interest rate of 5% and P&I of xx and with the interest rate of 5.25% ,P&I of xx.
The first payment date was due on xx and the new maturity date is xx.
There is no deferred balance stated.
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure process was initiated and was referred to attorney. The complaint was filed on 1XXX/XX13 with the case# xx04.
The foreclosure judgment hearing was held on 6XX/XX17. The foreclosure process was kept on hold because of bankruptcy from 1XXX/XX15.

Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the Case # xx, dated xx
The plan was confirmed on XXX/XX16. The post petition due date was xx. The POC was filed on xx, the amount of claim isxx  and amount of arrearage is xx, under xx, the debtor shall pay to the trustee in the amount of xx for 60 months. The schedule D of voluntary petition shows unsecured debt of xx out of claim amount of xx

There is no any evidence of cram down. However; the case was dismissed on XX/XX/XX18.

The modification agreement was done onxx, between the (borrower) xx and the (lender) xx.
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xxout of which, the borrower promises to pay the interest bearing amount of xx at the step interest rate of 2% with  the modified P&I of xx for 60 months, with  the interest rate of 3% with P & I of xx for 12 months, 4% interest rate with P&I xx for 12 months, with the interest rate of 5% and P&I of xx and with the interest rate of 5.25% ,P&I of xx.
The first payment date was due on 7XX/XX10 and the new maturity date is xx
There is no deferred balance stated.
Right of Rescission Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX10 Tape Value: 8XX/XX10 |---| 65 (Days) |----| Comment: The doc date of last modification isXX/XX/XX10. However the tape shows that it is 8XX/XX10. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The pay history string is 444444444444. However the tape shows that it is 3333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The pay history string reversal is 444444444444. However the tape shows that it is 3333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: 1XXXXVariance:    Variance %:    Comment: The property address is 1XXXX
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The purpose of refinance is limited cash Out. However the tape shows tbat it is lower rate or term.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value: 9XX/XX13   Variance:    Variance %:    Comment: The referral date is not available. However the tape shows that it is 9XX/XX13.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.36% Comment: The total debt is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows unsecured debt ofxx out of claim amount of xx."	* TIL not hand dated (Lvl 2) "The review of TIL document shows that, the TIL is not hand dated by borrower."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test and TILA foreclosure rescission finance charge test"
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhe finance charge is xx. The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27654648	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	29.044%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$322,467.12	$96,740.14	4.000%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with the lender xx
The chain of assignments have been completed. The current assignment is with xx. which was recorded on xx
No active judgments or liens have been found.
The combined taxes for the year 2018, 1st and 2nd installments taxes have been paid in the amount of $xx and $xx respectively.
School taxes for the year 2017, 1st installments taxes have been paid in the amount of $xx
School taxes for the year 2018, 2nd installments taxes have been paid in the amount of $xx
No prior years delinquent taxes have been found.
Review of the latest payment shows that the borrower is delinquent with the loan for more than 50 months and the next due date for the payment is 4XX/XX14. The last payment details are not available. The current UPB as per tape data is xx. The current P&I is xx. The borrower has been making the payments as per the modification dated XXX/XX14.	Collections Comments:The review of the servicing comments shows that the loan is in the foreclosure and the next due date for the payment is 4XX/XX14. The last payment details are not available. The current UPB as per tape data is xx The current P&I is xx. The borrower has been making the payments as per the modification dated xx
The loan has been modified once since origination.
The borrower wants to retain the subject property.
As per comments, the reason for default is the curtailment of income.
The foreclosure was initiated and the file was referred to an attorney on xxand the complaint was filed onxx and judgment was entered; however, the foreclosure was put on hold as the borrower filed bankruptcy on xx
There was a litigation issue and contested issue; however, as per the comment dated 8XX/XX17, the litigated issue was resolved. However, as per the comment datedXX/XX/XX18, the borrower had filed an opposition to the judgment of foreclosure and sale onXX/XX/XX17. The borrowers alleged that the Assignment from xx to xx is invalid  Plaintiff hasn't proven its standing and that the borrowers were not afforded an opportunity to modify.
The borrowers came out of bankruptcy on April 5, 2018. Our Motion for Judgment of Foreclosure and Sale is now again pending before the Court. At this time we will simply await the Judge's decision as our reply has already been filed; however, in xxy, we don't anticipate a decision for another 15-24 months due to the overwhelming volume.
 As of now, the foreclosure is on hold because of the court delay.
Review of the PACER shows that the borrowerxx  had filed the bankruptcy under xx with case#xxand the case was dismissed on 4XX/XX18 and was terminated onXX/XX/XX18. The motion for relief was filed onXX/XX/XX18.
The first case was filed by xx  on XX/XX/XX  with case# xx AST and was dismissed on XX/XX/XX.
Previously, the borrower xx had filed the bankruptcy under xx with case# xx and the case was discharged onXX/XX/XX17 and was terminated on 6XX/XX17.
As per the latest comments, the subject property has been occupied by the owner and is in average condition. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney onXX/XX/XX14 and the complaint was filed onXX/XX/XX14 and judgment was entered; however, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX16.
There was a litigation issue and contested issue; however as per the comment dated 8XX/XX17, the litigated issue was resolved. However, as per the comment datedXX/XX/XX18, the borrower had filed an opposition to the judgment of foreclosure and sale onXX/XX/XX17. The borrowers allege that the Assignment from xx is invalid Plaintiff hasn't proven its standing and that the borrowers were not afforded an opportunity to modify.
The borrowers came out of bankruptcy one April 5 2018. Our Motion for Judgment of Foreclosure and Sale is now again pending before the Court. At this time we will simply await the Judge's decision as our reply has already been filed however in xx we don't anticipate a decision for another 15-24 months due to the overwhelming volume.
 As of now the foreclosure is on hold because of the court delay.

Bankruptcy Comments:Review of the PACER shows that the borrower xx had filed the bankruptcy under xx with case#xx and the case was dismissed on xx and was terminated on xx. The motion for relief was filed onXX/XX/XX18.
The first case was filed by xx on xx  with Case# xx and was dismissed on xx.
Previously, the borrower xx had filed the bankruptcy under xx with case# xx and the case was discharged on xx and was terminated on xx	The loan modification agreement was made between the ( Borrower)xxn with ( Servicer) xx on xx. As per the modification terms, the new principal balance is in the amount of xxx. The amount of xx of the new UPB shall be deferred. The interest bearing principal amount if xx. The borrower promises to pay xx monthly with modified interest rate of 4.00% beginning on XXX/XX14 till the maturity date xx	Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Review of the PACER shows that the borrower had filed the bankruptcy. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Review of the loan file reveals that the MI is not required.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the latest payment history, the escrow balance is xx  Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the latest payment history, the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the latest payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per final application purpose of refinance is Debt Consolidation.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: As per the latest payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Foreclosure Delay or Contested (Lvl 3) "The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX14 and the complaint was filed on xx; however, the foreclosure was put on hold as the borrower filed bankruptcy on xx.
There was a litigation issue and contested issue; however, as per the comment dated 8XX/XX17, the litigated issue was resolved. However, as per the comment datedXX/XX/XX18, the borrower had filed an opposition to the judgment of foreclosure and sale onXX/XX/XX17. The borrowers alleged that the Assignment from xx is invalid Plaintiff hasn't proven its standing and that the borrowers were not afforded an opportunity to modify.
The borrowers came out of bankruptcy onxx. Our Motion for Judgment of Foreclosure and Sale is now again pending before the Court. At this time we will simply await the Judge's decision as our reply has already been filed; however, in xx County, we don't anticipate a decision for another 15-24 months due to the overwhelming volume. Hence, unable to determine whether the contested issue has been resolved or not."	* Missing Required Disclosures (Lvl 2) "The notice of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosure is missing from the loan file.
xx Consumer Credit Disclosure / Fair Credit Reporting Notice,
xx Interest Rate Disclosure,
xx Hazard Insurance  Disclosure,
Tax Escrow Account Designation,
Mortgage Bankers and Exempt Organizations Preapplication,
Part 80 Disclosure,
Alternative Mortgage Transaction Disclosures,
Co-Signer Notice Requirements,
Default Warning Notice,
Smoke Alarm Affidavit,
xx Real Property Escrow Account Disclosure,
Subprime Home Loan Counseling Disclosure,
Subprime Home Loan Tax and Insurance Payment Disclosure,
Subprime Home Loan Disclosure,
Commitment Disclosure,
Lock-in Disclosure,
Expiration of Lock-in or Commitment Period."
* Litigation (Lvl 2)     "There was a litigation issue; however as per the comment dated 8XX/XX17, the litigated issue was resolved. No more information related to litigation has been provided."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of Servicing transfer document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87479033	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$4,420.12	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	19.686%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$108,229.25	Not Applicable	6.250%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated onXX/XX/XX18 shows the subject mortgage was originated on xx which was recorded on xx with xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
One HOA lien open against the subject property in the amount of xx held by xx dated recorded xx
There are four state tax liens in the total amount of xx, recorded on different date, filed by multiple plaintiffs.
There are multiple civil judgments in the total amount of xx
Annual county taxes for the year of 2018 have been paid in the amount of $xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated fromXX/XX/XX16 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX17, and the next due date is 4XX/XX17. Current UPB reflects in the provided payment history is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed onXX/XX/XX17. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx. Review of the payment history dated fromXX/XX/XX16 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX17, and the next due date is 4XX/XX17. Current UPB reflects in the provided payment history is in the amount of xx. As per latest BPO datedXX/XX/XX18 the subject property is in average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed onXX/XX/XX17. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx	The loan modification is made between lender and borrower on xx, as per modification term the new principal balance is xx the new interest rate is 6.25% and P&I is xx. The interest bearing amount is xx	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 8XX/XX18 |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Sale Publication   Variance:    Variance %:    Comment: FC not active.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX13   Tape Value: 6XX/XX13   Variance: 30 (Days)   Variance %:    Comment: Last mod on 5XX/XX13   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX05   Tape Value: XX/XX/XX05   Variance: -1 (Days)   Variance %:    Comment: Note original date is XX/XX/XX05   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history is 444444444444   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment: The property address is XXXX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Application purpose is cash-out   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX13   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 3.82% Comment: Legal balance is xx Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at Second lien position as updated title report datedXX/XX/XX18 shows one HOA lien open against the subject property in the amount of xx held by xx dated recorded xx. The subject property is located in xx State (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties. The liens were search by name however the subject property address not matches with the lien document."
* Active State Tax Lien Judgement. (Lvl 3)     "Updated title report datedXX/XX/XX18 state there is one senior state tax lien is in the amount of xx, recorded on xx  filed by xxand one senior civil judgment is in the amount for xx, recorded on xx filed byxx. However the final title policy does not reflect any exception for the same."
* Title Review shows major title concern (Lvl 3) "Updated title report datedXX/XX/XX18 shows one HOA lien open against the subject property in the amount of xx held by xx dated recorded xx. The subject property is located in xx State (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties. The liens were search by name however the subject property address not matches with the lien document."	* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees Test: FAIL,loan data: xx, comparison data: xxx, variance: +xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The state disclosures missing from the loan file are: xx Application Disclosure, Delivery Fee Authorization, xx Attorney Disclosure, Unacceptability of Insurance Notice, Attorney Disclosure II, Tax Bill Information, Private Well Testing, Lock-In Agreement, Commitment Disclosures, Choice of Insurer Disclosure, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease risk indicator is moderate due to Prohibited Fees Test failed."
* State Tax Judgment (Lvl 2)     "Updated title report datedXX/XX/XX18 shows four state tax lien in the total amount of xx, recorded on different date, filed by multiple plaintiffs."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service transfer document is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1107856	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$3,463.37	$4,431.88	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$474,944.22	$142,483.26	4.625%	xx	XX/XX/XX12	Financial Hardship	As per updated title report, the subject mortgage is in xx
Updated title shows there are multiple xx liens (2 Fire and Building Codes) against xx in the amount of xx however, in relevant documents the amount is not being verified.
There is a senior mortgage on the subject property in the amount of xx recorded on xx with xx
Annual estimated tax is $xx.
The 2018 Annual Utilities were due byXX/XX/XX18 in the amount of $xx.	Payment history as ofXX/XX/XX18 shows that the payment is delinquent for more than 46 months and next due for the 8XX/XX14 payment. The last payment was received on 6XX/XX18 in the amount of xx and was applied to theXX/XX/XX14 payment. The UPB as per pay history is xx with a P&I payment for xx and PITI for xx.	Collections Comments:Payment history as ofXX/XX/XX18 shows that the payment is delinquent for more than 46 months and next due for the 8XX/XX14 payment. The last payment was received on 6XX/XX18 in the amount of xx and was applied to theXX/XX/XX14 payment. The UPB as per pay history is xx with a P&I payment for xx and PITI for xx.
Title holder, xx, is the borrower's daughter and she advised onxx that she is still interested in keeping the home.

Foreclosure was initiated on loan with case # xx on xx, the Complaint was filed onXX/XX/XX17 and was scheduled to have service completed byXX/XX/XX17.  The Foreclosure became Contested when the borrower filed a Notice of Appearance, Verified Answer, Set-Offs and Counterclaims onXX/XX/XX17.  The Answer to the Complaint had 15 Affirmative Defenses and 4 Counterclaims.  A Mediation Hearing was held onXX/XX/XX18.  The borrower was advised of alternatives to the foreclosure to sell property or DIL as the borrowers were denied a non-GSE HAMP Mod due to HDTI out of range.  The court imposed the stay for 30 days and advised the servicer can proceed with the foreclosure onXX/XX/XX18.  As of 5XX/XX18, servicing comments reflect the Affidavit in Support was signed and received onXX/XX/XX18 and the attorney is working on the preparation and filing of the Motion for Summary Judgment.  The Foreclosure was then placed on hold due to the borrower filing Bankruptcy xx case # xxon xx.  Loan is still on foreclosure hold and in active bankruptcy.

Bankruptcy xx was filed by title holder, xx, with case #xx onxx.  The post petition due date isXX/XX/XX18.  POC was filed on xx with amount of xxand arrearages totalingxx.  Loan is still in active bankruptcy.
Prior xx Bankruptcy case# xx was filed by title holder xx onXX/XX/XX15 and was dischargedxx and terminated on xx.
No evidence of damage or repair has been found in servicing comment. Latest inspection report datedXX/XX/XX18 confirms the exterior property condition as good.
The latest BPO completed 4XX/XX18 reflects the subject is a 3 unit Triplex with an As Is Value oxxand no repairs needed.  The appraisal at origination reflects the property is a 2 Family however the sketch reflects all 3 levels have a kitchen.
Foreclosure Comments:Foreclosure was initiated on loan with case # xx on XXX/XX17, the Complaint was filed on xx and was scheduled to have service completed byXX/XX/XX17.  The Foreclosure became Contested when the borrower filed a Notice of Appearance, Verified Answer, Set-Offs and Counterclaims onXX/XX/XX17.  The Answer to the Complaint had 15 Affirmative Defenses and 4 Counterclaims.  A Mediation Hearing was held onXX/XX/XX18.  The borrower was advised of alternatives to the foreclosure to sell property or DIL as the borrowers were denied a non-GSE HAMP Mod due to HDTI out of range.  The court imposed the stay for 30 days and advised the servicer can proceed with the foreclosure onXX/XX/XX18.  As of 5XX/XX18, servicing comments reflect the Affidavit in Support was signed and received onXX/XX/XX18 and the attorney is working on the preparation and filing of the Motion for Summary Judgment.  The Foreclosure was then placed on hold due to the borrower filing Bankruptcy xx case # xxon 5XX/XX18.  Loan is still on foreclosure hold and in active bankruptcy.
Bankruptcy Comments:Bankruptcy xx was filed by title holder, xx, with case #xxon xx.  The post petition due date isxx.  POC was filed on xx with amount of xxand arrearages totaling xx.  Loan is still in active bankruptcy.
Prior xx Bankruptcy case# xx was filed by title holder xx on xx and was discharged xx and terminated on xx	Modification agreement was made between borrower and lender effective from xx. As per MOD borrower agreed to pay P&I of xx with fixed interest rate of 4.625%. First payment was started from XX/XX/XX12 and the maturity date is xx. New modified UPB is xx, deferred balance is xx, and the Interest Bearing Amount is xx	Missing Required State Disclosures Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX12   Tape Value: 4XX/XX12   Variance: 30 (Days)   Variance %:    Comment: MOD was made on XX/XX/XX12, tape shows XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per Note there is interest only period for 120 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 3333333333333333333333333333333&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 3333333333333333333333333333333   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per final 1003 purpose of refinance is cash out - other, tape shows lower rate or term   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD reflects Cash Out however tape reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.31% Comment: Total debt/ Legal balance per pay history is xx however, tape shows xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Per the Updated Title Report, there are 2 Fire and Building Codes against the borrower, xx, with the xx in the amount of xxrecorded xx. The property is located in the State of xx."	* Issue with the legal description or recorded instrument (Lvl 3) "Per the Updated Title Report, the subject Mortgage (xx) references the Legal Description being attached in Exhibit A however the attached Exhibitx Legal Description page recorded with the Mortgage is blank and does not contain the Legal Description. The Mortgage needs to be re-recorded with the correct and full page of the legal description. Servicing comment datedXX/XX/XX17 states that "title is not clear as there is a title issue due to a lack of legal description in deed and a senior mortgage needs to be cured"."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the Updated Title Report, the subject mortgage is not in 1st lien position. Subject mortgage was recorded on XX/XX/XX06 in the amount of xx with xx. There is an unreleased open Senior Mortgage on the subject property in the amount of xx dated xx and recorded on xx withxx. The loan was assigned to xx onXX/XX/XX95. The Final Title Policy at origination does not reflect this mortgage as an exception to the policy. A possible title claim can be filed."	* Foreclosure Delay or Contested (Lvl 2) "Foreclosure was initiated on loan with case #xx on xx, the Complaint was filed on xx and was scheduled to have service completed byXX/XX/XX17. The Foreclosure became Contested when the borrower filed a Notice of Appearance, Verified Answer, Set-Offs and Counterclaims onXX/XX/XX17. The Answer to the Complaint had 15 Affirmative Defenses and 4 Counterclaims. A Mediation Hearing was held onXX/XX/XX18. The borrower was advised of alternatives to the foreclosure to sell property or DIL as the borrowers were denied a non-GSE HAMP Mod due to HDTI out of range. The court imposed the stay for 30 days and advised the servicer can proceed with the foreclosure onxx. As of xx, servicing comments reflect the Affidavit in Support was signed and received onXX/XX/XX18 and the attorney is working on the preparation and filing of the Motion for Summary Judgment. The Foreclosure was then placed on hold due to the borrower filing Bankruptcy xx case # xx on xx. Loan is still on foreclosure hold and in active bankruptcy."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the State of xx.  The following State Required Disclosures are missing from the loan file.
1. Mortgage Bankers and Exempt Organizations Pre application
2. Default Warning Notice
3. Expiration of Lock-in or Commitment Period"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "The 2018 Annual Utilities were due byXX/XX/XX18 in the amount of xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23893598	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,298.83	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$267,895.58	Not Applicable	2.375%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated XX/XX/XX18 states that the subject mortgage was originated on xx
There are no active liens and judgments against the borrower and the property.
The 2019 city first installment taxes have been paid in the amount of $xx for the due date of XX/XX/XX18.
The 2019 city second, third, fourth installment taxes have been due in the amount of $xx each; however, prior delinquent taxes have not been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 15 months and the next due date is XXX/XX17. The last payment was received on 6XX/XX18 in the amount of xx which was applied to the XXX/XX17 payment with the remaining xx placed into suspense. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.	Collections Comments:The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 15 months and the next due date is XXX/XX17. The last payment was received on 6XX/XX18 in the amount of xx which was applied to the XXX/XX17 payment with the remaining xx placed into suspense. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.
As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy, on foreclosure hold.  As per collection comments the reason for default is excessive obligation.
The loan was previously modified in four steps on XX/XX/XX09 having the modified principal balance of xx with the interest rate of 2.375% and the P&I of xx.
As per review, the foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx.  The Foreclosure was placed on hold due to the borrower filing Bankruptcy onXX/XX/XX12.
As per PACER records, the borrower has filed the bankruptcy under xx with case # xx onxx.  The plan was confirmed onXX/XX/XX13.  The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx.  The debtor was discharged on 1XXX/XX17 however, there was a Motion to reconsider filed on XX/XX/XX17 and a hearing on the matter was held onXX/XX/XX18.  The borrower was placed on a 10 month stipulation agreement.  The agreement will last after discharge; due to the circumstances, the stip order will act as a forbearance agreement.  The details of the agreement were not provided in the servicing comments.  The case is to remain in Bankruptcy status until the stipulation has been completed.
As per document located at ” xx” there is a rental agreement.  The rental agreements are old; dated xx and xxand were for 1 year.
There was roof damage with a date of loss of xx.  State xx was hired onXX/XX/XX16 to do the repairs with a total cost for job in the amount of xxxxx to scrape the existing damage roof and to re-roof.  Loss Draft Inspection completedXX/XX/XX17 reflects the repairs have been 100% complete.
It is unable to determine per the collection comments the current property occupancy and condition. The recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney onXX/XX/XX12 and the complaint was filed onXX/XX/XX12.  The Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case #xx onxx.  The plan was confirmed onXX/XX/XX13.  The POC was filed on 9XX/XX12 with a secured claim amount of xx and the arrearage amount is xx.  The debtor was discharged on xx however, there was a Motion to reconsider filed on xx and a hearing on the matter was held onXX/XX/XX18.  The borrower was placed on a 10 month stipulation agreement.  The agreement will last after discharge; due to the circumstances, the stip order will act as a forbearance agreement.  The details of the agreement were not provided in the servicing comments.  The case is to remain in Bankruptcy status until the stipulation has been completed.
The case has been dischargedXX/XX/XX18.	This 4 step modification agreement was made on xx between the lender " xx and the borrower "xx". As per modified terms the borrower promises to pay the UPB of xx with the initial interest rate of 2.375 % and P&I of xx. The payments were started from XXX/XX10 and the maturity date will be xx
This modification agreement does not contain balloon provision.
Credit Application
Affiliated Business Disclosure
Notice of Servicing Transfer
Origination Appraisal
Missing Required State Disclosures
Final Truth in Lending Discl.
Right of Rescission
HUD-1 Closing Statement	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER records, the borrower has filed bankruptcy onXX/XX/XX12 and is now on a Stipulated Agreement. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate advances are to be entered as a positive number.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was initiated and the complaint was filed. Foreclosure was placed on hold due to the borrower filing Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX09   Tape Value: 9XX/XX12   Variance: 1013 (Days)   Variance %:    Comment: As per available mod agreement, the mod date is XX/XX/XX09. The Borrowers rejected a modification offer dated 09-01-2012 per written signed letter.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history review, the escrow balance is negative therefore is an escrow advance balance.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per mod the amortization type is step.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: As per payment history review, the total debt is xx. Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule-D of the bankruptcy voluntary petition filedxx there is an unsecured amount of xx with the claim amount of xx and the supporting collateral value is xx. There were no comments indicating a cram down. The debtor was discharged on 1XXX/XX17 however, there was a Motion to Reconsider filed on XX/XX/XX17 and a hearing on the matter was held onXX/XX/XX18. The borrower was placed on a 10 month stipulation agreement. The agreement will last after discharge; due to the circumstances, the stip order will act as a forbearance agreement. The details of the agreement were not provided in the servicing comments. The case is to remain in Bankruptcy status until the stipulation has been completed."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 along with the estimated HUD-1 and itemization are missing from the loan files."	* Application Missing (Lvl 2) "The final loan application is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Missing Appraisal (Lvl 2)     "The appraisal report is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files.
Lead-Based Paint Disclosure
Mortgage Loan Application Disclosure
Carbon Monoxide Alarms
xx Smoke Detector Certificate
Notice of the Specific Reason for Denial of Credit
Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan files."	* Property Damage (Lvl 1) "There was roof damage with a date of loss of XX/XX/XX15. xx was hired onXX/XX/XX16 to do the repairs with a total cost for job in the amount of xxxxx to scrape the existing damage roof and to re-roof. Loss Draft Inspection completedXX/XX/XX17 reflects the repairs have been 100% complete."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72537938	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$11,972.14	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$270,530.16	$36,857.18	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on 6/xx
The chain of assignment has been completed. The last assignment is from xx
No Active liens and judgments have been found against the borrower.
1st installment of combined taxes has been paid for the year of 2018 in the amount of $xx on XX/XX/XX17.
2nd installment of combined taxes has been paid for the year of 2018 in the amount of $xx onXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX18, the borrower is currently delinquent for 29 months and the next due date is XX/XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX15. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making as per modification agreement dated XX/XX/XX10 with the interest rate of 3.00% and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX15. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making as per modification agreement dated XX/XX/XX10 with the interest rate of 3.00% and P&I of xx. The unpaid principal balance is xx out of which deferred balance is xx. Hence, the interest bearing amount is reflected in the amount of xx. The loan was modified with four steps.
Borrower promises to pay xx with initial step interest rate of 2.00% beginning fromxx. The maturity date is xx
According to the updated title report and review of the collection comment, the foreclosure was initiated and was referred to an attorney on XX/XX/XX14. The complaint was filed on XX/XX/XX14.
Litigation action was filed on XX/XX/XX16. Reason for litigation is not provided in the collection comment. The litigation hold was removed on XX/XX/XX17. The judgment was entered on XX/XX/XX17.XX/XX/XX17Notice of sale was filed on XX/XX/XX17. Bid calculation was completed on XX/XX/XX17. The sale was scheduled for xx. The foreclosure was put on hold due to the borrower, xx had filed bankruptcy under xx with the case# xx onxx  and the plan was confirmed on xx.

The POC was filed on xx for the secured claim amount of xx and the arrearage amount is xx. According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx
The amended xx plan dated XX/XX/XX17 states that the debtor(s) shall pay to the Trustee for a total of 60 months, the sum of xx commencing July 8, 2017 through and including November 8, 2017 for a period of 5 months and then xx commencing December 8, 2017 through and including June 8, 2022 for a period of 55 months. xx (mortgage holder), to be paid pre-petition arrears is in the sum of xx plus 0% interest over the life of the plan.
Motion to dismiss the case was filed on xx. According to the notice of the mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from xx
According to the BPO report dated XX/XX/XX18, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx. No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:
According to the updated title report and review of the collection comment, the foreclosure was initiated and was referred to an attorney on XX/XX/XX14. The complaint was filed on XX/XX/XX14.
Litigation action was filed on XX/XX/XX16. Reason for litigation is not provided in the collection comment. The litigation hold was removed on XX/XX/XX17. The judgment was entered on XX/XX/XX17.XX/XX/XX17Notice of sale was filed on XX/XX/XX17. Bid calculation was completed on XX/XX/XX17. The sale was scheduled for XX/XX/XX17. The foreclosure was put on hold due to the borrower, xx had filed bankruptcy under xx with the case# xxon xx and the plan was confirmed on xx.

Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx with the casexx onxx and the plan was confirmed on xx. The POC was filed on xx for the secured claim amount of xx and the arrearage amount is xx. According to voluntary petition schedule D, the value of the collateral is xxand the amount of secured claim is xx
The amended xx plan dated XX/XX/XX17 states that the debtor(s) shall pay to the Trustee for a total of 60 months, the sum of xx commencing July 8, 2017 through and including November 8, 2017 for a period of 5 months and then xx commencing December 8, 2017 through and including June 8, 2022 for a period of 55 months. Rxx (mortgage holder), to be paid pre-petition arrears is in the sum of xx plus 0% interest over the life of the plan.
Motion to dismiss the case was filed on xx According to the notice of the mortgage payment change which was filed onxxthe new mortgage payment was in the amount of xx which was due from xx.
This step modification agreement was signed between the borrower xx, and the lender, xx on xx
The unpaid principal balance is xx out of which deferred balance  is xx. Hence, the interest bearing amount is reflected in the amount of xx. The loan was modified with four steps.
Borrower promises to pay xx with initial step interest rate of 2.00% beginning from XX/XX/XX10. The maturity date is xx
Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures HUD-1 Closing Statement	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: No details have been found in loan file and servicing comments regarding the property current occupancy. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the appraisal report appraisal value is xx and the original balance is xx,000 and original standard LTV is showing 65.00% hence lender doesn't require MI.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History is -xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the Interest Only Period addendum located at "7600393378_NOTE_AND_RIDERS_163542002P1205495_370" this loan has Interest only period.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String reversed as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per the note property address is XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.49% Comment: As per the payment history the total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final Hud-1 is available in the loan file. Some points and fees are given handwritten. However, Same copy is considered for compliance ease test."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Litigation (Lvl 2)     "According to the updated title report and review of the collection comment, the foreclosure was initiated and was referred to an attorney on XX/XX/XX14. The complaint was filed on XX/XX/XX14.
Litigation action was filed on XX/XX/XX16. Reason for litigation was not provided in the collection comment. The litigation hold was removed on XX/XX/XX17."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. Below required state disclosures are missing from the loan file:
1.xx Consumer Credit Disclosure / Fair Credit Reporting Notice
2xx Interest Rate Disclosure
3.xx Hazard Insurance  Disclosure
4.Mortgage Bankers and Exempt Organizations Preapplication
5.Part 80 Disclosure
6.Alternative Mortgage Transaction Disclosures
7.Co-Signer Notice Requirements
8.Default Warning Notice
9.xx Real Property Escrow Account Disclosure
10.Subprime Home Loan Counseling Disclosure
11.Subprime Home Loan Tax and Insurance Payment Disclosure
12.Subprime Home Loan Disclosure
13.Commitment Disclosure
14.Lock-in Disclosure
																																																																																								15.Expiration of Lock-in or Commitment Period"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73035318	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,172.84	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	45.223%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title ReportXX/XX/XX18 shows the subject mortgage was originated on xx with xx
The chain of assignment is complete as the subject mortgage is currently with xx
There is one junior mortgage open found in the amount of $xx favor of xx.  which was recorded on xx
As per updated title report, combined taxes for the year of 2018, 3rd installment is due onxx/xx/xx18 (under 30-days), in the amount of $xx, 4th installment is due on xx/xx/xx18, in the amount of $xx. Also, combined taxes for the year of 2019, 1st installment is due onxx/xx/xx19 in the amount of $xx, 2nd installment is due onxx/xx/xx19 in the amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX12. The next due date is XXX/XX12. As per payment history, the current UPB is being reflected the amount of zz	Collections Comments:The loan is in currently in bankruptcy. Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed onXX/XX/XX18. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 36 months. The POC has filed onXX/XX/XX18 in the amount ofxx with amount of arrearage xx
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referralXX/XX/XX10 by attorney. The lis pendens filed onXX/XX/XX16. The judgment was entered on 6XX/XX17 in the amount of xx and BID calculation completed onXX/XX/XX17. The prior foreclosure sale schedule forXX/XX/XX18. In between FC process was delayed due to loss mitigation efforts and new foreclosure sale schedule forXX/XX/XX18. Due to filing of bankruptcy by borrower on 9XX/XX17 FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX12. The next due date is XXX/XX12. As per payment history, the current UPB is being reflected the amount of xx
The subject property is occupied by owner. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xxby attorney. The lis pendens filed on xx. The judgment was entered on 6XX/XX17 in the amount of xx and BID calculation completed onXX/XX/XX17. The prior foreclosure sale schedule for xx. In between FC process was delayed due to loss mitigation efforts and new foreclosure sale schedule forXX/XX/XX18. Due to filing of bankruptcy by borrower on 9XX/XX17 FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed onXX/XX/XX18. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 36 months. The POC has filed onXX/XX/XX18 in the amount of xx with amount of arrearage xx.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444 however tape data shows as 333333333333&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444 however tape data shows as 333333333333   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX   Tape Value:XXXX Variance:    Variance %:    Comment: As per note property address street is XXXX however tape data show asXXXXTape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.81% Comment: As per payment history total debt is xx. however tape data shows as xx Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "Subject property is located at xxstate.
Following state disclosure is missing from the loan file. :-
1) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)discount points which may be labeled as an origination fee.
The loan data is xx which is comparison with xxx and variance is +xx
The fees included -
Interest -xx."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "ThisXXX prohibited fees test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16241729	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$8,939.22	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx17 shows that the mortgage which was dated xx is with xx. The chain of assignment is completed with xx There are judgements as follows: 1. Hospital Lien in the amount of xx with xx 2. Credit Card or Consumer debt in the amount of xxwith xx 3. Civil Judgment in the amount of xxwith xx 4. Civil Judgment in the amount of xx with xx The taxes for the year 2017-2018 are paid are no delinquent taxes were found.	Review of the payment history states that the borrower has been delinquent for more than 96 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX10, and the next due date is XX/XX/XX10. Current UPB reflects in the amount of xx	Collections Comments:The loan is delinquent for more than 96 months.
xx filed bankruptcy xx case#xx on xx
Foreclosure was initiated in the loan and was put on hold due to bankruptcy. The comment dated XX/XX/XX18 states that the borrower filed Motion with Court to Enter In to Loss Mitigation with xx, pending MFR for Order Either Granting or Denying Loan mod and upon release of Bk they will be at Sale. The sale was set foxx
The last payment was received in the amount of xx which was applied to due date XX/XX/XX10, and the next due date is XX/XX/XX10. Current UPB reflects in the amount ofxx
The updated title report states that there are four judgments and no prior delinquent taxes were found. The servicing comments states that the borrower intent to keep the property. The reason for default is curtailment of income.
The occupancy is owner occupied and the subject property has damages related to roofing and estimated cost is xx.

Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy. The comment dated xx states that the borrower filed Motion with Court to Enter In to Loss Mitigation with xx, pending MFR for Order Either Granting or Denying Loan mod and upon release of Bk they will be at Sale. The sale was set forXX/XX/XX18. The Notice of Pendency was filed on XX/XX/XX16. The Judgment of Foreclosure and Sale was filed on XX/XX/XX17 and the Summons and Complaint was filed on xx
Bankruptcy Comments:xx filed bankruptcy xx case#xx on xx. As per the voluntary petition dated xx, the amount of claim is xx and the unsecured claim is xx. The Loss Mitigation request by the Debtor was filed onxx
Not Applicable	Credit Application Right of Rescission Affiliated Business Disclosure Notice of Servicing Transfer Title Evidence Origination Appraisal Final Truth in Lending Discl. HUD-1 Closing Statement	Field: Does Lender G/L Require MI? Loan Value: Unavailable Tape Value: No |---| |----| Comment: No MI required. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Per payment history reflects the string is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Per payment history shows the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.28% Comment: As per the payment history the total debt is xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file, and there are no title commitment / preliminary title policy found in file"	* Property Damage (Lvl 3) "As per the BPO dated XX/XX/XX18, the subject property is owner occupied and there is some damage to the shingles and subject needs new roof. The property required new roof (exterior) and estimated cost is xxfor the cosmetic damages not structural. Unable to confirm whether the repairs were done or not"
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per the voluntary petition datedxx, the amount of claim isxxand the unsecured claim is xx. No cram down found."
																																																																																							* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated HUD-1 and Itemization is missing from the loan file."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file." * Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file." * Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file." * Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Service Transfer document is missing from the loan file." * Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file." * Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$11,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81311794	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$339.75	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	34.275%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the loan was originated on xx in the amount of xx in the favor of lender “xxs.” which was recorded on xx. The chain of assignment is complete as the loan is with current assignee is xx
1)There is an open junior mortgage on the subject property in the amount of xx in the favor of “xx” which was recorded onxx.
There are no active judgments or liens found against the subject property/ borrower.
The property taxes of the year 2017-18 are paid in the amount of $xx. Prior year’s taxes are not delinquent.	According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx. The current unpaid principal balance is xx The current P&I is xx and the current interest rate is 7.00%. The loan has never been modified since the origination. The borrower is paying according to the note agreement.	Collections Comments:According to the latest collection comments as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx. The current unpaid principal balance is xx The current P&I is xx and the current interest rate is 7.00%. The loan has never been modified since the origination. The borrower is paying according to the note agreement.
Currently the loan is not in active foreclosure.
The borrower had filed the bankruptcy under xx with case xx. The POC was filed by the lender on xx with the claim amount of xx and the amount of arrearage are xx. The plan was confirmed on XX/XX/XX15. According to the confirmed xx debtor will pay to the trustee in the amount of xx for next 54 months.
According to the collection comments and the latest BPO report dated XX/XX/XX18, located at "xx
" the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case #xx. The POC was filed by the lender on xx with the claim amount ofxxand the amount of arrearage are xx. The plan was confirmed on XX/XX/XX15. According to the confirmed xx debtor will pay to the trustee in the amount of xx for next 54 months.	Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: XXXX xx Tape Value: XXXX |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111111111   Tape Value: 213222222322213233333333   Variance:    Variance %:    Comment: verified from the pay history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111111111   Tape Value: 333333332212223222232312   Variance:    Variance %:    Comment: verified from the pay history   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX XXXX XXXX   Tape Value: XXXX XXXX XXXX   Variance:    Variance %:    Comment: verifed from the note&#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: verifed from the note   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: verified from the hud   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: verified from the hud&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: verified from the hud&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.65% Comment: verified from the pay history&#xxD; Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The LIst of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31628173	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,143.92	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	41.618%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$217,606.67	Not Applicable	5.625%	xx	XX/XX/XX12	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx and was recorded on xx in the amount of xx
The chain of assignment has been completed. The mortgage is with xx. which was recorded on xx
No Active liens and judgments are found.
The 2017 1st installment taxes have been paid in the amount of $xx and 2nd installment taxes have been due in the amount of $xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for the 60 months and next payment is due for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 4XX/XX18. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2012 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 4XX/XX18. The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX13 and the complaint was filed on XX/XX/XX13. The Judgment hearing and judgment was entered onXX/XX/XX15. As per the comment dated 6XX/XX17, previously the sale was scheduled and presale redemption period was expired onXX/XX/XX15. However, the foreclosure was placed on hold as the borrower filed bankruptcy onXX/XX/XX15. According to the review of the PACER report, the borrower had filed bankruptcy under xx with the case# xx on xx. The plan was confirmed onXX/XX/XX15. The RFD is unable to determine. The loan was modified once since origination, the borrower has been making his payments as per the 2012 mod terms. As per the inspection report dated 4XX/XX18, the property is owner-occupied. No damages and repairs have been found. The As-is listed price is xx
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx and the complaint was filed on XX/XX/XX13. The Judgment hearing and judgment was entered onXX/XX/XX15. As per the comment dated xxxx previously the sale was scheduled and presale redemption period was expired onXX/XX/XX15. However, the foreclosure was placed on hold as the borrower filed bankruptcy onXX/XX/XX15.
Bankruptcy Comments:According to the review of the PACER report, the borrower had filed bankruptcy under xx with the case# xx on xx. The POC was filed onxx the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed onXX/XX/XX15 and the debtor shall pay to the trustee in the amount of xx for 36 months. The total amount to be paid is xx. The schedule D of Voluntary Petition doesn’t show any unsecured debt. There is no comment indicating a cramdown. The motion of relief from stay was filed on xx	This modification agreement was signed between the borrower xx and the lender xx on xx
The unpaid principal balance is xx. The borrower promises to pay P&I of xx  with interest rate 5.625%. The maturity is dated xx

Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per the appraisal report the appraised value is xxX and the loan amount is xxXdue to which LTV is 66.947%. The lender doesn't require MI. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 210234444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payments reflects payment history string as 210234444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444432012   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payments reflects payment history string reversed as 444444432012   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: As per the payment history the total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "There is an issue with legal description mentioned on the subject mortgage recorded on xx and AOM(inst#xx) recorded on xx. The legal description mentioned on mortgage is entirely different from the legal description mentioned on the AOM. The subject property address and mortgage reference does match.
These can be cured by re-recording the AOM with correct legal description."	* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosure is missing from the loan file:

..Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL xx
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14700746	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,684.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	41.096%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$166,278.92	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/XX18 reflects that the subject mortgage was originated on xxwith the lender xx and the borrowers xx, which was recorded on xx.
The chain of the assignment has been completed. The last assignment is from xx  to xxwhich was recorded onxx
No judgment and liens were open against the borrower/ subject property.
There is one junior mortgage against the subject property in the favor of xx for the amount of xx0 which was recorded onxx
1st, 2nd, and 3rd installment of 2018 Town taxes have been paid for the total amount of xx on XX/XX/XX18, XX/XX/XX18 and xxrespectively and 4th installment of 2018 Town taxes is due on XX/XX/XX18 in the amount of $xx.
No prior year’s delinquent taxes have been found.
According to payment history as of XX/XX/XX18, the borrower is currently for 49 months and the next due date is XX/XX/XX14. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX14. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated XX/XX/XX11 with the interest rate of 2.000 % and P&I of xx.	Collections Comments:The loan is currently in active bankruptcy and is next due for XX/XX/XX14. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX14. The UPB is reflected in the payment history in the amount of xx
The reason for default was the death of the Co-borrower “xx”.
The loan has been modified once since origination. . The borrower has been making payment as per the modification agreement dated xx with the interest rate of 2.000 % and P&I of xx.
The trial plan was offered to the borrower for 3 months period beginning from XX/XX/XX17 till XX/XX/XX17. The borrower has not returned signed modification agreement. Hence, modification was denied.
The borrower, xx  had filed prior bankruptcy under xx with the case#xx on xx which was dismissed on xx and was terminated on xx
The borrower, xx had filed bankruptcy under xx with the case#xx on xx. However, the plan was not confirmed yet. According to the proposed xx plan, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of secured claim amount of xx. The value of the collateral is xx.
According to xx plan dated 0XXX/XX18, the debtor shall pay shall pay 375.00 Monthly to the xx Trustee, starting on April 2018 for approximately 36 months. The plan states that the loan modification with respect to the mortgage encumbering property. The proposed date of completion of loan modification is xx. The regular monthly mortgage payment will continue pending the sale, refinance or loan modification. The estimated arrearage is in the amount of xx which will be paid in the amount of xx monthly. The plan was not yet confirmed.
Objection to confirmation of xx plan (Doc #15) was filed on XX/XX/XX18. The debtor has failed to make post-petition mortgage payments as required by the proposed plan and/or as required by 11 U.S.C. Section 1322 and 1326, et seq. the Debtor had mortgage arrears of xx (not xxx00 as provided in the plan). An initial review and estimation has revealed that the Plan contains insufficient arrears. The xx Plan does not provide for the Secured Creditor to receive distributions with a value equal to the allowed amount of its claim. objection is made as the xx Plan is based on the approval of a loan modification with a proposed completion of March 2019, which is not a reasonable time to cure default under section 1322(b)(5). The plan indicates the regular monthly mortgage payments is xx.However, the correct amount of the regular monthly mortgage payments is xx.Order resolving xxx, LP’s objection to confirmation of plan was filed on XX/XX/XX18.
According to order on notice of request for loss mitigation - by the debtor which was filed on XX/XX/XX18, the debtor must make adequate protection payments to the creditor during the Loss Mitigation Period in the amount set forth in the Notice and Request for Loss Mitigation. See Sections V.A.1.a and VII.B of the LMP. Within 14 days of termination of the loss mitigation period, the debtor must file with the court and serve all interested parties, the Local Form, Loss Mitigation Final Report as set forth in Section VII.C of the LMP. Pursuant to Section V.A.1.a of the Loss Mitigation Program and Procedures, the above named creditor has 14 days to file with the court, and serve on the debtor, debtor’s attorney and trustee, an objection to this Request. Loss Mitigation Period has been extended to XX/XX/XX18.

According to document dated XX/XX/XX18 located at “xx”, the subject property is owner occupied and is in good condition. No comment pertaining damage to the subject property has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower,xx had filed bankruptcy under xx with the case#xx on xx. However, the plan was not confirmed yet. According to the proposed xx plan, the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee.
The POC was filed by the creditor on XX/XX/XX18 for the secured claim amount of xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of secured claim amount of xx. The value of the collateral is xx
According to xx plan dated 0XXX/XX18, the debtor shall pay shall pay 375.00 Monthly to the xx Trustee, starting on April 2018 for approximately 36 months. The plan states that the loan modification with respect to the mortgage encumbering property. The proposed date of completion of loan modification is XX/XX/XX19. The regular monthly mortgage payment will continue pending the sale, refinance or loan modification. The estimated arrearage is in the amount of xx which will be paid in the amount of xx monthly. The plan was not yet confirmed.
Objection to confirmation of xx plan (Doc #xx) was filed on xx. The debtor has failed to make post-petition mortgage payments as required by the proposed plan and/or as required by xx. the Debtor had mortgage arrears of xx (not xxx00 as provided in the plan). An initial review and estimation has revealed that the Plan contains insufficient arrears. The xx Plan does not provide for the Secured Creditor to receive distributions with a value equal to the allowed amount of its claim. objection is made as the xx Plan is based on the approval of a loan modification with a proposed completion of March 2019, which is not a reasonable time to cure default under section 1322(b)(5). The plan indicates the regular monthly mortgage payments is xx.However, the correct amount of the regular monthly mortgage payments is xx.Order resolving xx objection to confirmation of plan was filed on XX/XX/XX18.
According to order on notice of request for loss mitigation - by the debtor which was filed on XX/XX/XX18, the debtor must make adequate protection payments to the creditor during the Loss Mitigation Period in the amount set forth in the Notice and Request for Loss Mitigation. xx of the LMP. Within 14 days of termination of the loss mitigation period, the debtor must file with the court and serve all interested parties, the Local Form, Loss Mitigation Final Report as set forth in Sectionxx of the Loss Mitigation Program and Procedures, the above named creditor has 14 days to file with the court, and serve on the debtor, debtor’s attorney and trustee, an objection to this Request. Loss Mitigation Period has been extended to XX/XX/XX18.
This Step modification agreement was made between the borrower, xx and the lender, xx dated onxx. The Unpaid principal Balance is xx The borrower promises to pay the monthly P&I of xx with the step interest rate of 2.00% beginning from XX/XX/XX11 and the maturity date is xx. The loan was modified with 4 steps.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The lender does not require MI. Hence, does lender G/L require MI is not applicable; however, tape data reflects with No. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow advance balance is in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string is 444444444444; however, tape data reflects with 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 444444444444; however, tape data reflects with 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.54%   Comment: As per the payment history, total debt / legal balance per payment history is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per the latest payment history, UPB per payment history is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows xx as unsecured portion out of secured claim amount of xx. The value of the collateral is xx. No comment regarding cram down has been found in the collection comment."
* Issue with the legal description or recorded instrument (Lvl 3)     "There is an issue with legal description mentioned on the subject mortgage and the vesting deed. The Lot# and Block# mentioned on vesting deed which was recorded on xx are consistent with the subject mortgage which was recorded on xx. However, the legal description from Mortgage does not contain Meets and Bounds. Deed does not reflect Parcel ID.
This can be cured by the reformation agreement or re-recording of the subject mortgage with required meets and bound description."
* Deceased Borrower(s) (Lvl 3)     "According to the updated title report dated XX/XX/XX18, the borrower,xx was deceased on XX/XX/XX10. However, no details regarding the death certificate or probate has been found in the collection comments.

.."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The following require state disclosure are missing from the loan file.
xxAttorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11164124	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$12,348.68	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	96.333%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx with "xx" and it was recorded on xx.

The chain of assignment is completed as the subject mortgage is currently assigned to “xx." and this AOM was recorded onXX/XX/XX16.

Active liens/judgments/prior or junior Mortgage:

1. There is an active "Certificate of Sale" for unpaid water service charges in the amount of $xx and it was recorded onXX/XX/XX17 in favor of xx" and the Tax collector reports the lien as open with redemption amount of xx and it will good through xx.

2. There is an active prior mortgage is available in the loan file in the amount of $xx in favor of "xx" and it was recorded onXX/XX/XX07  and it was subordinated to the subject mortgage through Subordination agreement and it was recorded on xx

3. There is an active junior civil judgment is available in the updated title report in the amount of $xx in favor of "xx" and it was recorded on xx

4. There is an active junior Child Support lien is available in the updated title report in the amount of $xx in favor of "xx" and it was recorded onxx

5. There is an active junior civil judgment is available in the updated title report in the amount of $xx in favor of "xx" and it was recorded on xx

4th installment of 2018 year combined taxes of $xx are due on xx/xx/xx18.

There is an active prior mortgage is available in the loan file in the amount of $xx in favor of "xx" and it was recorded onXX/XX/XX07 and it was subordinated to the subject mortgage through Subordination agreement and it was recorded onXX/XX/XX15 but there is no references are mentioned for the subject mortgage such as Instrument#, Book/Page# and recording date and the loan amount has also been mentioned incorrectly in the Subordination agreement for the subject mortgage.
The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +720 days and the next due date of payment is 1XXX/XX14. The last payment (P&I) was received on 6XX/XX18 in the amount of xx for the due date of 1XXX/XX14. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The subject loan is currently in active bankruptcy; the subject loan is currently delinquent for +720 days and the next due date of payment is 1XXX/XX14. The last payment (P&I) was received on 6XX/XX18 in the amount of xx for the due date of 1XXX/XX14. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
The foreclosure proceedings were initiated on the loan by referring it to Attorney onXX/XX/XX15 and the complaint was filed onXX/XX/XX16. The judgment was entered on 8XX/XX17. The sale was scheduled on XXX/XX18 with the bid in the amount of xx and bid was approved onXX/XX/XX18. The sheriff sale was adjourned to XXX/XX18 but the sale was placed on hold as borrower filed bankruptcy on XXX/XX18.
Debtor, xx filed bankruptcy under xx on XX/XX/XX18 with the case #xxx and the plan was confirmed on xx
The POC was filed on xx with the secured claim of xx with an arrearage of xx
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xxAmount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx
According to the xx plan which was filed on XXX/XX18, the Debtor will pay to the Trustee (as part of the Plan) allowed claims for arrearage on monthly obligations and the debtor shall pay directly to the creditor (outside the Plan) monthly obligations due after the bankruptcy filing. The total arrearage of xxx and currently no mortgage arrears will be paid pending outcome of loss mitigation. Adequate protection payments will be made in the amount of xx to be paid directly by the debtor outside the Plan, pre-confirmation to: Real Time Resolutions (Creditor) and this plan was confirmed on xx
The latest BPO report xx) dated 5XX/XX18 available in the loan file and it states that the subject property is occupied by owner and no damages are reported; it’s in average condition.
Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx and the complaint was filed onXX/XX/XX16. The judgment was entered onxx. The sale was scheduled onxx with the bid in the amount of xx and bid was approved onXX/XX/XX18. The sheriff sale was adjourned to XXX/XX18 but the sale was placed on hold as borrower filed bankruptcy on xx

Bankruptcy Comments:Claim No: 3
Debtor, xx filed bankruptcy under xx on xx with the case #xx  and the plan was confirmed onXX/XX/XX18.
The POC was filed onXX/XX/XX18 with the secured claim of xx with an arrearage of xx
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral isxx
According to the xx plan which was filed on XXX/XX18, the Debtor will pay to the Trustee (as part of the Plan) allowed claims for arrearage on monthly obligations and the debtor shall pay directly to the creditor (outside the Plan) monthly obligations due after the bankruptcy filing. The total arrearage of xx and currently no mortgage arrears will be paid pending outcome of loss mitigation. Adequate protection payments will be made in the amount of xx to be paid directly by the debtor outside the Plan, pre-confirmation to: Real Time Resolutions (Creditor) and this plan was confirmed onXX/XX/XX18.
Not Applicable	Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: Current FC status is "awaiting sale" but tape shows "sale publication." Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX14   Tape Value:XX/XX/XX14   Variance: 5 (Days)   Variance %:    Comment: Original Note date isXX/XX/XX14 but tape showsXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: PH string per updated PH is 444444444444 but tape shows the 24 months string instead of 12 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Reversed PH string per updated PH is 444444444444 but tape shows the 24 months string instead of 12 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment: No major changes occured.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.51% Comment: Total UPB is xx but tape shows xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is currently in 2nd lien position as there is an active "Certificate of Sale" for unpaid water service charges in the amount of xx and it was recorded onXX/XX/XX17 in favor of "xx" and the Tax collector reports the lien as open with redemption amount of xx and it will good throughXX/XX/XX18."
* Title Review shows major title concern (Lvl 4) "There is an active "Certificate of Sale" for unpaid water service charges in the amount of xx and it was recorded onxx in favor of "xx" and the Tax collector reports the lien as open with redemption amount of xx and it will good throughXX/XX/XX18. This can be cure by resumption of certificate."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral isxx
* Issue with the legal description or recorded instrument (Lvl 3)     "There is an active prior mortgage is available in the loan file in the amount of xx in favor of "xx" and it was recorded on xx
and it was subordinated to the subject mortgage through Subordination agreement and it was recorded on xx but there is no references are mentioned for the subject mortgage such as Instrument#, Book/Page# and recording date and the loan amount has also been mentioned incorrectly in the Subordination agreement for the subject mortgage."	* DTI > 60% (Lvl 2) "Loan failed the QM DTI threshold test due to DTI of the subject loan is 96.333% as the Borrower income was xx and total front and back expenses are in the amount of xx. The UW Transmittal (xx), states the loan was manually underwrite."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "The CE risk indicator is Elevated as the loan is failing Qualified Mortgage DTI Threshold Finding. The borrower has total monthly income of xx and has total expenses in the amount of xx hence DTI becomes 96.33% which exceeds threshold of 43%. AUS for this loan is not available in loan file, however underwriting transmittal located at “xx” which shows the loan is originated as HARP/Refi Plus program and meets Fannie Mae Refi Plus eligibility criteria. That means this loan is eligible for delivery to Fannie Mae and qualifies as Safe Harbor."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "LTV/CLTV is exceeded as the appraised value of the subject property at origination was xx which is less than the subject loan amount of xx"
																																																																																								* Qualified Mortgage DTI Lending Policies limits the loan to 43% - This loan failed the qualified (Lvl 2) "The CE risk indicator is Elevated as the loan is failing Qualified Mortgage DTI Threshold Finding. The borrower has total monthly income of xx and has total expenses in the amount of xx hence DTI becomes 96.33% which exceeds threshold of 43%. AUS for this loan is not available in loan file, however underwriting transmittal located at “xx” which shows the loan is originated as HARP/Refi Plus program and meets xx Plus eligibility criteria. That means this loan is eligible for delivery to xx and qualifies as Safe Harbor."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99940574	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,880.50	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	102.891%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$368,185.35	$198,919.58	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx
The chain of the assignment has been completed. The last assignment is with xx
There is one civil judgment against the borrower, xx in the favor of xx for the amount of xx which was recorded on xx.
There are two state tax liens against the borrower, xx in the favor of xx for the total amount ofxx which was recorded on xx
There is senior notice of lien for xx in the favor of xx for the amount of xxwhich was recorded on xx
First and second installments of 2017 county taxes have been paid in the total amount of $xx on XX/XX/XX17 and XX/XX/XX18 respectively.

According to latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 20 months and the next due date is XX/XX/XX16. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated with the interest rate of 4.000 % and P&I of xx.

Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX16. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payments as per the modification agreement dated with the interest rate of 4.000 % and P&I of xx. This modification agreement was made on XX/XX/XX10 between the borrower, xx and the lender, XXXMortgage Inc. As per modified terms, the new principal is xx.The borrower promises to pay P&I xx with the interest rate of 2.00% beginning from 8XX/XX10. The maturity date is XX/XX/XX50.xx of the new principal balance shall be deferred. Hence, the interest bearing amount is xx. The loan was modified with four steps.
According to the Lis Pendens document and updated title report, the foreclosure complaint was filed on XX/XX/XX14 and the amended complaint was filed on XX/XX/XX15. The judgment was entered on XX/XX/XX16. According to review of the collection comment, the sale was scheduled for XX/XX/XX16. The foreclosure was put on hold due to the borrower had filed the bankruptcy on XX/XX/XX16 under xx with the case #xx. The sale was scheduled on xx. The foreclosure was put on hold due loss mitigation. The loan modification agreement has been sent to the borrower. Final modification denial letter has been mailed to the borrower on XX/XX/XX18. Further, the borrower, xx had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on XX/XX/XX17.According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. The notice of mortgage payment change was filed on XX/XX/XX18. The mortgage payment was in the amount of xx which was due from xx
According to amended xx plan dated XX/XX/XX17 (xx, the debtor will pay to the trustee xx monthly for 3 months, xx for 12 months and xx for 45 months for the total amount of xx. The estimated arrearage to be paid to the creditor is in the amount of xx. The same was confirmed on XX/XX/XX17.
POC was filed by the creditor on XX/XX/XX17 for the secured claim amount of xx and the amount of arrearage is xx
Motion to dismiss the case was filed on XX/XX/XX17.
According to BPO report dated XX/XX/XX18, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx. No comment pertaining damage to subject property has been observed.

Foreclosure Comments:According to the Lis Pendens document and updated title report, the foreclosure complaint was filed on XX/XX/XX14 and the amended complaint was filed on XX/XX/XX15. The judgment was entered on XX/XX/XX16. According to review of the collection comment, the sale was scheduled for XX/XX/XX16. The foreclosure was put on hold due to the borrower had filed the bankruptcy on XX/XX/XX16 under xx with the case #xx The sale was scheduled on XX/XX/XX17. The foreclosure was put on hold due loss mitigation. The loan modification agreement has been sent to the borrower. Final modification denial letter has been mailed to the borrower on XX/XX/XX18. Further, the borrower, xx had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on XX/XX/XX17.
Bankruptcy Comments:The borrower,xx had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on xx
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx.
The notice of mortgage payment change was filed on XX/XX/XX18. The mortgage payment was in the amount of xx which was due from XX/XX/XX18.
According to amended xx plan dated XX/XX/XX17 (Docxx), the debtor will pay to the trustee xx monthly for 3 months, xx for 12 months and xx for 45 months for the total amount of xx. The estimated arrearage to be paid to the creditor is in the amount of xx. The same was confirmed on xx
POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage is xx.
Motion to dismiss the case was filed on xx	This modification agreement was made on XX/XX/XX10 between the borrower, xx and the lender, xx
As per modified terms, the new principal is xx
The borrower promises to pay P&I xx with the interest rate of 2.00% beginning from 8XX/XX10. The maturity date is xx
xx of the new principal balance shall be deferred. Hence, the interest bearing amount is xx. The loan was modified with four steps.	Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: 7XX/XX10 Tape Value: 7XX/XX10 |---| 7 (Days) |----| Comment: According to the modification agreement, the doc date is XX/XX/XX10. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not Applicable.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX10   Tape Value: 7XX/XX15   Variance: 1795 (Days)   Variance %:    Comment: According to the modification agreement, mod step 1 date is XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: According to the modification agreement, mod step 1 rate is 2.00%   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 8XX/XX15   Tape Value: 7XX/XX16   Variance: 335 (Days)   Variance %:    Comment: According to the modification agreement, mod step 2 date is XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: According to the modification agreement, mod step 2 rate is 3.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 8XX/XX16   Tape Value: 7XX/XX17   Variance: 334 (Days)   Variance %:    Comment: According to the modification agreement, mod step 3 date is XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.8%   Variance:    Variance %: -0.75%   Comment: According to the modification agreement, Mod step 3 rate is 4.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: According to application, purpose of refinance is cash-out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.78% Comment: The total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "The subject mortgage was originated on XX/XX/XX08 for the amount of xx in the favor of xx
According to the updated title report dated XX/XX/XX18, there is senior lien for contributions under The xx Unemployment Insurance Act in the favor of xx for the amount of xx which was recorded on xx
Final Title Policy at the origination does not reflect any exception for prior judgment or lien."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there are two state tax liens against the borrower, xx in the favor of xx for the total amount of xxwhich was recorded on xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* DTI > 60% (Lvl 2)     "According to final loan application, the total monthly income of the borrower is xx and total monthly expenses are xx. Hence DTI exceeds 60%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xxState. The following disclosures are missing from the loan file:
xx Collateral Protection Insurance Notice
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20338108	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,565.67	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.258%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx with the lender xx which was recorded onxx
The chain of the assignment has been completed. The latest assignment is from xx to xx. which was recorded on xx/xx/xx16.
No active judgments or liens have been found.
2017-2018 county jurisdiction 1st installment tax has been paid in the amount of $xx
2017-2018 county jurisdiction 2nd installment tax has been paid in the amount of $xx
2016-2017 county jurisdiction annual installment tax has been paid in the amount of $xx
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx

Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 9 months. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx
As per the comment datedXX/XX/XX18, the reason for default is curtailment of income. The loan has never been modified since origination.
The borrower has been making the payments as per the note.
The borrower had filed xx bankruptcy on XXX/XX16 with the case # xx and plan has been confirmed on XX/XX/XX16. The date of the last filing isXX/XX/XX18. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx, with the claim amount of xx and the arrearage is in the amount of xx. The post-petition due date is 6XX/XX18.
The foreclosure was initiated and the file was referred to an attorney on XXX/XX15. However, the foreclosure was put on hold as the borrower had filed xx bankruptcy on xx
As per the comment datedXX/XX/XX18, The subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrower had filed xx bankruptcy on xx
Bankruptcy Comments:The borrower had filed xx bankruptcy on xx with the case #xx and plan has been confirmed on XX/XX/XX16. The date of the last filing isXX/XX/XX18. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx, with the claim amount of xx and the arrearage is in the amount of xx The post-petition due date is 6XX/XX18.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: As per the payment history, corporate advance is xxx, however, tape data reflects (xx).&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Awaiting Sale   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the payment history, escrow balance is xxx, however, tape data reflects (xx).   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, the string is 444444444444, however, tape data reflects 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, the string reversed is 444444444444, however, tape data reflects 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: The property address per note is XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.18% Comment: The total debt as per the recent payment history is xx which includes the arrears amount of xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file. (Cash-Out Refinance Disclosure, Colorado Notice to Cosigner)."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69260364	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,147.47	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.217%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$171,105.95	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The updated title report datedXX/XX/XX18 shows the subject mortgage was originated on xx and recorded on xx in the amount of xx with xx
The Chain of assignment has been completed. Current the mortgage is with xx
There is one senior mortgage open against the subject property in the amount of xx recorded on xx with xx. This mortgage has signed the subordination agreement with subject mortgage located at xx.
No active judgments or liens have been found.
Annual estimated tax is $xx with no prior year delinquency.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX13.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX13.
According to the PACER, thexx (borrower) had filed for bankruptcy under xx with the case# xx on xxand the plan was confirmed on XX/XX/XX16. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XXX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xxx. However, unsecured portion remained as xxhapter 13 plan was filed on. Amended was filed onXX/XX/XX16, which states that arrearage was included in the plan in the amount of xx and regular payment will pay directly to creditor. This plan was confirmed on xx. Order on xx Trustee's Motion to Dismiss Case filed on xx. Last filling was xx
Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney which was completed onXX/XX/XX14. Foreclosure complaint was filed with case # xx. Foreclosure sale was scheduled for xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx. Currently, loan is in active bankruptcy.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report dated 4XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx. Foreclosure was referred to attorney which was completed onXX/XX/XX14. Foreclosure complaint was filed with case # xx Foreclosure sale was scheduled forXX/XX/XX15. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx. Currently, loan is in active bankruptcy.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on XXX/XX15 and the plan was confirmed on xx. POC was filed by xx onxx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated xxstates, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxhapter 13 plan was filed on. Amended was filed onXX/XX/XX16, which states that arrearage was included in the plan in the amount of xx and regular payment will pay directly to creditor. This plan was confirmed on XX/XX/XX16. Order on xx Trustee's Motion to Dismiss Case filed on xx. Last filling was 5XX/XX18.	The loan modification agreement was made between Borrower and Lender on xx with the new modified Unpaid principal balance xx. The interest bearing amount was xx with step rate starting interest rate was 2.00% and the modified P&I was xx beginning on 4XX/XX13. The step rate was in 3 steps ending at rate 3.6250% and P&I will be xx applicable from 4XX/XX19 to maturity date xx	Notice of Servicing Transfer Origination Appraisal Missing Required State Disclosures Affiliated Business Disclosure	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX14   Tape Value:XX/XX/XX14   Variance: 10 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file. however value taken from underwriting transmittal."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance risk indicator is Moderate due to:
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx, Comparison data is xx and variance xx.
This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, Comparison data is xx and variance xx."
																																																																																								* Issue with the legal description or recorded instrument (Lvl 2) "According to updated title report datedXX/XX/XX18, the senior mortgage which recorded on mortgage xx has signed the subordination agreement with subject mortgage located at #xx. This agreement shows the subject mortgage originated with principal in the amount of xx, it should be xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19733463	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$194.76	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.380%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with lender asxx
The chain of assignment has been completed. The current assignee isxx
There is junior lien recorded on XX/XX/XX04 in the amount of xx and in the favor of xx
No Active judgments and liens;
2017- County and combined first and second installment taxes have been paid in the amount of $ xx
No prior years delinquent taxes have been found.
As per the payment History information the UPB is xx, As per the payment history asXX/XX/XX18 the last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX16, the loan is next due for XX/XX/XX16, Currently the borrower is 19 months behind his scheduled payments.	Collections Comments:As per the comments, the loan is currently in active bankruptcy. As per the comments foreclosure complaint had been filed on XX/XX/XX11. The service had been completed on XX/XX/XX11 and judgment had been entered on XX/XX/XX11. The sale had been scheduled for XX/XX/XX12.
Borrower xx filed xx bankruptcy on XX/XX/XX17 with case # xx and plan had been confirmed on xx.As per the POC document dated xx the secured claim amount is xx and amount of arrears is xx. As per order confirming Plan filed onXX/XX/XX18(xx the plan borrower shall pay to trustee xx per month for 60 months. Schedule-D in Voluntary petition shows xx as unsecured portion out of the claim amount xx did not see comments indicating a cram down.
As per the payment History information the UPB is xx, As per the payment history asXX/XX/XX18 the last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX16, the loan is next due for XX/XX/XX16, Currently the borrower is 19 months behind his scheduled payments.
According to BPO report datedXX/XX/XX18, the subject property is occupied by unknown party with no repairs needed.
Foreclosure Comments:As per the comments , the loan is currently in active bankruptcy,  As per the comments foreclosure complaint had been filed on XX/XX/XX11 service had been completed on XX/XX/XX11 and judgment had been entered on XX/XX/XX11 an sale had been scheduled for XX/XX/XX12. The FC is on hold.
Bankruptcy Comments:Borrower xx filed xx bankruptcy on xxwith case # xx and plan had been confirmed on XX/XX/XX18.As per the POC document dated xx the secured claim amount is xx and amount of arrears is xx. As per order confirming Plan filed on xx(xx the plan borrower shall pay to trustee xx per month for 60 months. Schedule-D in Voluntary petition shows xx as unsecured portion out of the claim amount xx did not see comments indicating a cram down.	Not Applicable	Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: N/A. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: per note the property Address is XXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.26% Comment: The total debt is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xxas unsecured portion out of the claim amount xx Did not see comments indicating a cram down."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing in the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing in the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The service transfer disclosure is missing in the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx
The following state disclosures are missing in the loan files. (Equal Credit Availability Notice, Insurance Tying Disclosure, Non-Deposit Insurance Disclosure)."
																																																																																								* Cash out purchase (Lvl 2) "The loan is cashout purchase."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12374274	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$3,551.82	$7,103.64	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	1.250%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.143%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the Updated title report datedxx/xx/xx18, the subject mortgage was originated on xx with lender xx
The chain of assignment has been completed. The latest assignment is with xx, which was recorded on XX/XX/XX16.
There is senior mortgage in the favor of xx, which was recorded onXX/XX/XX93 for the amount of xx
The state tax liens and civil judgments are not against the borrowers; however, it is not considered.
The county 1st installment taxes in 2017 have been paid in the amount of $xx.
According to the Updated title report datedxx/xx/xx18, the county 2nd installment taxes in 2017 were due onXX/XX/XX18 in the amount of $xx;  however, it has passed the due date. We are unable to confirm the status of taxes (paid or due) as the updated title report received onxx/xx/xx18.

According to the latest payment history, the borrower is delinquent for 8 months and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX17. The current UPB taken as per the tape data is xx. The borrower is making the payments as per the ARM Change Notice located at(xx).	Collections Comments:According to the servicing comments, the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX17. The current UPB taken as per the tape data is xx. The borrower is making the payments as per the ARM Change Notice located at(xx).
Recent comments do not validate any reason for default.
       The loan has not been modified since origination.
      The foreclosure was initiated and the file was referred to an attorney on xx. The lis-      pendens was filed on xx as per the Updated title report. However, the loan is currently in the bankruptcy filed on xx.
The borrower xx had filed the bankruptcy under xx with the case #xx on xx The plan was confirmed on 9XX/XX15. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months for the total amount of xx. The date of the last filing of bankruptcy wasXX/XX/XX18.
The comment datedXX/XX/XX17 shows that the subject property is Owner Occupied.
According to the BPO report dated XX/XX/XX18 located at (xx),  the subject property is Owner-occupied and is in average condition. The “As is Price” is xx

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The lis-pendens was filed onXX/XX/XX14 as per the Updated title report. However, the loan is currently in the bankruptcy filed on xx.
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the case xx onxx. The plan was confirmed on 9XX/XX15. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months for the total amount of xx. The date of the last filing of bankruptcy wasXX/XX/XX18.	Not Applicable	Affiliated Business Disclosure Missing Dicsloures Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Awaiting Sale |---| |----| Comment: The lis-pendens was filed onXX/XX/XX14 as per the Updated title report. However, the tape reflects it as Awaiting sale. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The escrow balance as per the payment history is xxx; however, the tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 1XXX/XX18   Tape Value: 8XX/XX18   Variance: -61 (Days)   Variance %:    Comment: According to the Note, the next rate change date is 1XXX/XX18; however, the tape reflects it as 8XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to the payment history, the string is 444444444444; however, the tape reflects it as 333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to the payment history, the reversed string is 444444444444; however, the tape reflects it as 333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is refinance; however, the tape reflects it as Cash Out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.43% Comment: The total debt as per the payment history is xx; however, the tape reflects it as xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The updated title dated 8XX/XX18 shows the subject mortgage is on second lien position as there is senior mortgage in the favor of xx, which was recorded on xx for the amount of xx
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx and recorded on xx.
The updated title dated 8XX/XX18 shows there is an active senior mortgage prior to the subject Mortgage, in the favor of xx, which was recorded onXX/XX/XX93 for the amount of xx
Final HUD-1 show payoff to xx, for the amount of xx,659 and xx, for the amount of xx. No release or satisfaction document was found in the loan document stating the prior mortgage have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien.
It can be cured by paying off the above said mortgage."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The below state required state disclosures are missing from the loan file:
1. xx Collateral Protection Insurance Notice.
2. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

TILA APR Test: FAIL, Loan Data: 1.115%, Comparison Data: 2.656%  and Variance: -1.541%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 2.656%. The disclosed APR of 1.115% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method"
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "According to the Updated title report dated 8XX/XX18, the county 2nd installment taxes in 2017 were due onXX/XX/XX18 in the amount of xx; however, it has passed the due date. We are unable to confirm the status of taxes (paid or due) as the updated title report received on 8XX/XX18."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89970329	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,775.26	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.027%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.092%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report datedxx/xx/xx18 states that the subject mortgage was originated on xx and recorded on xx in the amount of xx which is in the favor of xx.
The chain of assignment has been completed.
There are no active liens and judgments against the borrower and the property.
The 2017-18 annual school taxes have been paid in the amount of $xx.
The 2018 combined annual taxes have been paid in the amount of $xx however, prior delinquent taxes have not been found.	The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 3 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX18. The tape reflects the UPB as xx. The current P&I is xx and the current PITI is xx.	Collections Comments:The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 3 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX18. The tape reflects the UPB as xx. The current P&I is xx and the current PITI is xx.
As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy.  The collection comments do not reflect the reason for default.
The loan has not been modified since origination.
No foreclosure activity has not been found.
As per PACER records,  the borrower has filed the bankruptcy under xx with case # xx on xxand current bankruptcy status is plan confirmed.
Unable to determine per collection comments if the property is owner occupied and the property condition. The recent BPO report is unavailable and unable to determine the same.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case #xx on xx.The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx
The order confirming xx plan was filed on XX/XX/XX14 and as per amended modified plan filed on 9XX/XX14, the debtor shall pay  to the trustee as, xx each month, from xxx through xx and xxx each month, from xxthrough February 28, 2019.
Schedule D of the Bankruptcy Voluntary Petition dated xx reflects the amount of claim without deducting the value of the collateral is xx with the value asxx leaving an unsecured portion of xxx0.	Not Applicable	Missing Required State Disclosures Origination Appraisal	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances are entered as a positive number. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 80.00% and the Lender did not require MI according to the Underwriting Approval.&#xxD;   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 9XX/XX18   Tape Value: 8XX/XX18   Variance: -31 (Days)   Variance %:    Comment: As per note, the next rate change date is 9XX/XX16.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321433443444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321433443444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444344334123   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444344334123. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: As per payment history review, the total debts are xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Active xx Bankruptcy case# xx. Schedule D of the Bankruptcy Voluntary Petition dated xx reflects the amount of claim without deducting the value of the collateral is xx with the value asxxleaving an unsecured portion of xx	* Missing Required State Disclosures (Lvl 2) "The property is located in xx state, so the following required disclosures are missing from the loan files.
xx Consumer Credit Disclosure / Fair Credit Reporting Notice
xx Interest Rate Disclosure
xx Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
xx Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Missing Appraisal (Lvl 2)     "The appraisal report from origination is missing from the loan file.  The value was updated as per transmittal summary located at"xx"."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate due to failing the prepayment term test."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan files."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located (xx).
																																																																																								Prepayment Term Test: Result FAIL. Loan Data 12 Months; Comparison Data 0 Months; Variance of 12 Months."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5715090	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$684.04	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.551%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	19.626%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx in favor of xx
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx.
There is a junior mortgage against the subject property in favor ofxx. in the amount of xx and it was recorded on xx
There is a junior mortgage against the subject proeprty in favor of xx in the amount of xx and it was recorded on xx
Active judgments or liens have been found pending are as follows:
1) Chiild support lien against xx in favor of xx in the amount of $0.00 and it was recorded on xx
Annual taxes are in the amount of $xx
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 86 months. The next due date for the payment is 5XX/XX11. The borrower is not making regular payments as per ARM Terms. The last payment of 4XX/XX11 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx	Collections Comments:Loan is in active bankruptcy. Provided payment history from 1XXX/XX14 toXX/XX/XX18 reveal that the loan is in delinquency for 86 months. The next due date for the payment is 5XX/XX11. The borrower is not making regular payments as per ARM Terms. The last payment of 4XX/XX11 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx
According to the servicing comment datedXX/XX/XX18 and latest BPO report datedXX/XX/XX18, the subject property is owner occupied with no visible damages or repairs. It is in average condition.    The reason for default of borrower is death of primary borrower. The borrower is not making regular payments as per ARM terms. The loan was not yet modified since origination.
According to the servicing comments dated from 7XX/XX16 toXX/XX/XX18 states that the notice of lis pendens and foreclosure was initiated on the subject property by filing an complaint by the attorney with case # xx on xx The foreclosure file was referred to attorney on xx. The recent foreclosure sale was scheduled onXX/XX/XX18. The foreclosure file was  put on hold due to bankruptcy filed by the borrower onXX/XX/XX17.
The borrower had filed bankruptcy under xx with case # xx on xx. The plan was confirmed onXX/XX/XX18.
Foreclosure Comments:According to the servicing comments dated from 7XX/XX16 toXX/XX/XX18 states that the notice of lis pendens and foreclosure was initiated on the subject property by filing an complaint by the attorney with case #xx on xx. The foreclosure file was referred to attorney onXX/XX/XX09. The recent foreclosure sale was scheduled onXX/XX/XX18. The foreclosure file was  put on hold due to bankruptcy filed by the borrower onXX/XX/XX17.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx on xx. The plan was confirmed onXX/XX/XX18. According to the second amended xx plan dated XX/XX/XX17, the debtor shall pay to the trustee the sum of xx per month for 12 months and then xx per month for 36 months. The estimated amount of arrearage to be paid for the collateral is xx.	Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Origination Appraisal	Field: Borrower First Name Loan Value: XXXX Tape Value: XXXX |---| |----| Comment: Reviewer updated per note found in BOX Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 1XXX/XX18   Tape Value: 8XX/XX18   Variance: -61 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.35% Comment: Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The primary borrower (xx) had deceased on xx. The death certificate was found in the loan file located at (xx)."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of xx. The following state disclosures are missing from the loan file.
1) Impound Account Disclosure.
2) Private Mortgage Insurance Disclosure.
3) Insurer Recommendation Disclosure.
4) Privacy Notice.
5) Notice of Right to Copy of Appraisal.
6) Application for Credit-Married Persons.
7) Fair Debt Collection Notice.
8) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to the updated title report dated 8XX/XX18, the subject mortgage was originated by xx on xx and it was recorded on xx. Although, the subject property was transferred from xxn through inter spousal grant deed made on xx and it was recorded in xx. However, the primary borrower xx) had deceased on xx. Whereas, the subject property is now vested in the name of xx."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37254199	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,019.86	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.040%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title dated XX/XX/XX18 shows that the Subject mortgage was originated onxx with lender xx, was recorded on xx
Chain of Assignment has been completed. Currently, the assignment is with xx
Estimated taxes of 2017 are due in the amount of $xx
No active liens and judgments found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 15 months. The last payment received on XX/XX/XX17, the payment applied date wasXX/XX/XX17 and the next due date for payment isXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx	Collections Comments:The loan is currently in bankruptcy. The payment history as ofXX/XX/XX18 states that the borrower is currently delinquent for 15 months. The last payment received on XX/XX/XX17, the payment applied date wasXX/XX/XX17 and the next due date for payment isXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount ofxx. No foreclosure activity found.
The reason for default is unemployment and decreased income. The occupancy is occupied by owner and no repairs needed as per the inspection report dated XX/XX/XX18.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. The POC was filed on xx the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX16. The debtor shall pay to the trustee xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There are no comments pertaining to damage. The comment datedXX/XX/XX18 states that the loan is non-mod loan however deferred balance shows in the amount of xx
The updated title report states that there are no active judgments or liens found and no prior delinquent taxes were found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx and the plan confirmed on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.	Not Applicable	Notice of Servicing Transfer Final Truth in Lending Discl. Origination Appraisal HUD-1 Closing Statement Title Evidence Affiliated Business Disclosure Right of Rescission Credit Application	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: No Deferred amount found. Tape Source: Initial Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The loan hasn't modified since origination; however tape reflects deferred balance as xx.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan hasn't modified since origination; however tape reflects deferred balance as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: XX/XX/XX09   Variance:    Variance %:    Comment: No modification found.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 3333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 3333333333333.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX26   Tape Value:XX/XX/XX26   Variance: 5 (Days)   Variance %:    Comment: As per note maturity date isXX/XX/XX26; however tape reflectsXX/XX/XX26.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xxx3 Variance %: 0.00% Comment: As per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title policy is missing from the loan file; however commitment and short form also not available."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxand the value of the collateral is xx; however, the unsecured portion is xx."
* Lost Note Affidavit (Lvl 3)     "Lost note affidavit datedXX/XX/XX16 was found at location " xx" showing original note was misplaced, lost or destroyed. Copy of Note is also located in the same file.""
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file; along with estimated hud-1 and itemization."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10501657	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$609.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$76,500.00	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	As per the updated title report dated XX/XX/XX18 the subject mortgage was originated on xx and recorded on xxwith lenderxx
The chain of assignment has been completed, currently, the assignment is from xx, Inc to xx
There is one civil judgment against the xxs recorded on XX/XX/XX13 in the amount of $xx in the favor of xx.
The 2017 city and county taxes are paid in the amount of $xx with no prior delinquency.
According to the payment history as of dated XX/XX/XX18, the borrower is delinquent for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI).The monthly P&I is in the amount of xx with the interest rate of 4.125%.The next due date is XXX/XX18.The UPB not reflected in the payment history is taken as per tape in the amount of xx.The borrower has made last payment as per the modification made on 7XX/XX15.
Collections Comments:The current status of the loan is in active bankruptcy and due for XXX/XX18.
The borrower xx had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on XX/XX/XX16. The xx plan was filed on XX/XX/XX16 as per plan the debtor suppose to pay the trustee the amount of xx per month for 25 months, then xx per month for 18 months and xx for remaining 17months. The POC was filed on xx, the POC amount is xx and the arrearage amount is xxhe Motion For Relief from Stay was filed on xxx.
No comments regarding the foreclosure have been found.
 According to the payment history as of dated XX/XX/XX18, the borrower is delinquent for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.125%. The next due date is XXX/XX18. The UPB not reflected in the payment history is taken as per tape in the amount of xx.The borrower has made last payment as per the modification made on xx
The loan modification agreement was made between borrower xx and lender xx on xx with a new principal balance of xx with a fixed rate of 4.125%. The borrower promised to pay the monthly P&I payment in the amount of xx beginning on 8XX/XX15 till the maturity date of XX/XX/XX49.As per documents amount of Principal Forgiven in the amount of  xx which is Exceeds 2% of modification amount. The modification does not contain balloon payment.
The exterior inspection report dated XX/XX/XX17 and located at (“xx”) states the subject property is owner occupied and is in average condition, no comments regarding the repair or damage has been found. The As-Is Price is xx

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrowerxx had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on XX/XX/XX16. The xx plan was filed on XX/XX/XX16 as per plan the debtor suppose to pay the trustee the amount of xx per month for 25 months ,then xx per month for 18 months and xx for remaining 17months. The POC was filed on xx, the POC amount is xx and the arrearage amount is xxhe Motion For Relief from Stay was filed on xx	The loan modification agreement was made between borrower xx and lender xx on xx with a new principal balance of xx with fixed rate of 4.125%. The borrower promised to pay monthly P&I payment in the amount of xx beginning on 8XX/XX15 till the maturity date of xx.As per documents amount of Principal Forgiven in the amount of xx which is Exceeds 2% of modification amount.The modification does not contain ballon payment.	Affiliated Business Disclosure
Final Truth in Lending Discl.
Credit Application
Title Evidence
Notice of Servicing Transfer
HUD-1 Closing Statement
Origination Appraisal
Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX15 Tape Value: 8XX/XX15 |---| 17 (Days) |----| Comment: Doc date of last modification is 7XX/XX15 however the tape data shows it 8XX/XX15. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: XXXX   Variance:    Variance %:    Comment: MI company is VA however the tape data shows it XXXX.   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 35%   Variance:    Variance %:    Comment: MI coverege amount is Unavailable however the tape data shows it 35.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 234444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String is 3333333333333 however the tape data shoes it 3333333333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444432   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String Reversed is 333333333333 however the tape data shows it 3333333333333333333333333333333   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Total Debt / legal balance per payment history is unavailable however the tape data shows it xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy along with Commitment and Preliminary Title Report are missing from the loan file."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx who is the borrower and lender xx on xx with the new principal balance of xx with fixed rate of 4.125%. The borrower promised to pay monthly P&I payment in the amount of xx beginning on 8XX/XX15 till the maturity date of xx.The modification agreement reflects the amount of xx has been forgiven which is Exceeds 2% of modification amount. The current UPB as per latest payment history is xx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated HUD and Itemization are missing from the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal document  is missing from loan file."
* Describe the BK payment plan (Lvl 2)     "The borrower xx had filed bankruptcy under xx with the casexx on 0xx and the plan was confirmed on xx.The POC was filed on xx, with the POC amount is xx and the arrearage amount is xxowever, the POC reflecting the property value as xx* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of xx. The following state disclosures are missing from the loan file.
1)Agent Preference Disclosure
2)Casualty Insurance Disclosure
																																																																																								3)Manufactured Home Loan Disclosures"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48644714	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,541.36	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX10	$110,493.01	Not Applicable	4.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with the lender xx which was recorded on xx. The chain of assignment has been completed. Currently, the mortgage is with xx which was recorded on xx
There is a State Tax lien in the favor of xx in the amount of xx which was recorded on xx
The combined annual taxes of 2017 have been paid in the amount of xx
No prior year delinquent taxes have been found.

According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 2 months and the next due date for the payment is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 4XX/XX1. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date for the payment is 5XX/XX18. According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx and the plan was confirmed on 1XXX/XX15. The POC was filed on xx with the secured claim amount of xx and the arrearage amount is xx. According to the xx plan, the debtor shall pay xx bi-weekly for 60 months. The date of the last filing the bankruptcy wasXX/XX/XX18. According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 2 months and the next due date for the payment is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 4XX/XX1. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement. According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx and xx. This loan has been modified once since origination. The reason for default has not been found. No information pertaining to post close foreclosure activity has been found. According to the latest BPO report dated 1XXX/XX17, the subject property is owner-occupied and in an average condition. The subject property As-Is sales price is xx. No damage and repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage amount is xx. According to the xx plan, the debtor shall pay xx bi-weekly for 60 months. The date of the last filing the bankruptcy was xx	According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx andxx. The new modified principal balance as per modification is in the amount of xx with interest rate of 4% and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX10 till the maturity date of xx. This loan has been modified once since origination.	Initial Escrow Acct Disclosure
Title Evidence
Loan Program Info Disclosure
HUD-1 Closing Statement
Missing Required State Disclosures
Credit Application
Notice of Servicing Transfer
Final Truth in Lending Discl.
Affiliated Business Disclosure
Origination Appraisal	Field: Doc Date of Last Modification Loan Value:XX/XX/XX10 Tape Value: 5XX/XX10 |---| 43 (Days) |----| Comment: According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx xx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 221112111112   Tape Value: 221111111113333333333333   Variance:    Variance %:    Comment: Payment history string is 221112111112.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211111211122   Tape Value: 333333333333311111111122   Variance:    Variance %:    Comment: Payment history string reversed is 211111211122.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape ValueXXXXr   Variance:    Variance %:    Comment: The subject property address is XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total debt/per payment history is xx.&#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file. However, the commitment and preliminary title policy are not found from the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD1 along with estimated HUD1 and Itemization are missing from the loan file."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial escrow account disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "There is a State Tax lien in the favor of xx in the amount of xxwhich was recorded on xx."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since supporting documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosures are missing from the loan file.
Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom).
Disclosure of Additional Fees."
* Application Missing (Lvl 2)     "The final application is missing from the loan file"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18913539	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$13.00	$8,372.11	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.900%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	3 Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	45.506%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with the lender xx which was recorded on xx/xx/xx07 with the amount of xx
The chain of assignment has been completed. The last assignment was done from xx to xx. which was recorded on xx
There are 8 xx liens against the borrower xx in the favor of xx for the total amount of xx which was recorded onXX/XX/XX18.
The city first installment taxes for the year 2018 have been paid in the amount of $xx.
The utilities and other annual taxes for the year 2018 were due in the amount of $xx
The other annual taxes for the year 2017 were delinquent in the amount of $xx which was good thorough tillxx/xx/xx17. The tax certificate is not available in the updated title report.	According to the latest payment history as ofXX/XX/XX18, the borrower is delinquent for 95 months and the next due date was 7XX/XX10. The last payment was received in the amount of xx which was applied for the due date of 6XX/XX10. As per the tape data of payment history, the UPB reflected in the amount of xx.
The loan has not been modified since origination.
The borrower has not been making the payments as per the original note.
Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date was 7XX/XX10. The last payment was received in the amount of xx which was applied for the due date of 6XX/XX10. As per the tape data of payment history, the UPB reflected in the amount ofxx
The loan has not been modified since origination.
The borrower has not been making the payments as per the original note.
Unable to determine the reason for default.
According to the servicing comments, the foreclosure was initiated in 2011. The file was referred to an attorney on xx. xx had filed a complaint against the borrower on xx with the case# xx. The amended lis pendens was filed on XXX/XX16. The judgment was entered on XXX/XX17. As per the comment datedXX/XX/XX18 shows, the sale was held onXX/XX/XX18. The ‘step’ referee’s deed recorded toXX/XX/XX18 and file is on hold for court delay to receive the executed sale document s from the referee. However, the notice of sale to be rescinded was filed onXX/XX/XX18. The further details are not available. However, the file has been put on hold on due to xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx. However, the case was converted into xx on xx. The debtor filed a proposed xx plan on xx. According to the plan, the debtor shall pay xx per month for 60 months; however, the plan has not been yet confirmed. The creditor xx had filed POC on xx with a secured claim amount of xx and arrears of xx As per the trustee's final report filed onXX/XX/XX18 (xx, the total amount paid by the debtor is in the amount of xxhe case is awaited to confirm the xx plan.
According to the servicing comment datedXX/XX/XX18, the borrower stating there was a damage to the property due to electricity and leakage to pipes. The borrower has advised filing a claim for the damages; however, they can’t file a claim since the insurance won’t cover the damage and advised to send the estimated cost of damages. The details regarding repairs are unavailable. Latest BPO report datedXX/XX/XX18 does not reflect any damage to the subject property.
According to the BPO report datedXX/XX/XX18, the subject property is owner-occupied and in average condition.
Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2011. The file was referred to an attorney on 4XX/XX11. xx had filed a complaint against the borrower onXX/XX/XX11 with the case# xx. The amended lis pendens was filed on XXX/XX16. The judgment was entered on XXX/XX17. As per the comment datedXX/XX/XX18 shows, the sale was held onXX/XX/XX18. The ‘step’ referee’s deed recorded toXX/XX/XX18 and file is on hold for court delay to receive the executed sale document s from the referee. However, the notice of sale to be rescinded was filed onXX/XX/XX18. The further details are not available. However, the file has been put on hold on due to xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx
Bankruptcy Comments:xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx. However, the case was converted into xx on xx. The debtor filed a proposed xx plan on xx. According to the plan, the debtor shall pay xx per month for 60 months; however, the plan has not been yet confirmed. The creditor xx had filed POC onXX/XX/XX18 with a secured claim amount of xxxx and arrears of xx As per the trustee's final report filed onXX/XX/XX18 (xx, the total amount paid by the debtor is in the amount of xxhe case is awaited to confirm the xx plan.	Not Applicable	Loan Program Info Disclosure Missing Required State Disclosures HUD-1 Closing Statement Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Bankruptcy Chapter Loan Value: xx Tape Value: xx |---| |----| Comment:XXXX (borrower/debtor) filed bankruptcy under xx with the case#1XXXXonXX/XX/XX18. However, the case was converted into xx onXX/XX/XX18. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: This is pick A payment loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 4XX/XX11   Tape Value: 4XX/XX11   Variance: -1 (Days)   Variance %:    Comment: According to the servicing comments, the foreclosure was initiated in 2011. The file was referred to an attorney on 4XX/XX11.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xxx423.24 Tape Value: xx Variance: xx Variance %: 0.81% Comment: Total Debt / Legal Balance per Payment History is xx&#xxD; Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 4) "According to the servicing comment datedXX/XX/XX18, the borrower stating there was a damage to the property due to electricity and leakage to pipes. The borrower has advised filing a claim for the damages; however, they can’t file a claim since the insurance won’t cover the damage and advised to send the estimated cost of damages. The details regarding repairs are unavailable. Latest BPO report dated xxdoes not reflect any damage to the subject property. The damage is interior and based on the nature of the problem, the repairs have the potential to exceed xx."
* Title Review shows major title concern (Lvl 4)     "According to the updated title report dated XX/XX/XX18, there are 8 ECB liens against the borrower xx in the favor of xx for the total amount of xx which was recorded on xx.
The subject property is located at xx State. There is a risk of property being foreclosed due to above unpaid liens.
This can be cured by paying off the above unpaid liens with late charge and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX18, the subject mortgage is at lower lien position as, there are 8 ECB liens against the borrower xx in the favor of xx for the total amount of xx which was recorded on xx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file located at "xx". However, some points and fees are hand written."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value as the supportive documents are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the other annual taxes for the year 2017 were delinquent in the amount of xxx0 which was good thorough till XXX/XX17. The tax certificate is not available in the updated title report."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file.
1.xx Consumer Credit Disclosure / Fair Credit Reporting Notice
2xx Interest Rate Disclosure
3.xx Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.xx Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74363766	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,818.21	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.893%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX07	Unavailable	Not Applicable	6.500%	xx	XX/XX/XX07	Convert ARM to Fixed	The review of the pro-title dated XX/XX/XX17 reflects that the subject mortgage was originated on xx with the lender, xx and the borrower, xx, which was recorded on xx.
The chain of the assignment has been completed. The last assignment is from xx to xx. which was recorded on xx
No judgment and liens were open against the borrower/ the subject property.
1st and 2nd installment of 2017 County taxes have been paid for the total amount of $xx on XX/XX/XX18 and XX/XX/XX18 respectively.
No prior year’s delinquent taxes have been found.
According to payment history as of XX/XX/XX18, the borrower is currently delinquent for 22 months and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount ofxx which was applied to XX/XX/XX16. The UPB is not reflected in the latest payment history. Hence, UPB as per tape data is in the amount of xx. The borrower has been making payment as per the ARM terms of the note with the interest rate of 3.531 % and P&I of xx.	Collections Comments:The loan is currently in the active bankruptcy and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount ofxx which was applied to XX/XX/XX16. The UPB is not reflected in the latest payment history. Hence, UPB as per tape data is in the amount of xx. The borrower has been making payment as per the ARM terms of the note with the interest rate of 3.531 % and P&I of xx. The reason for default is not provided in the collection comment. The loan has been modified twice temporary since the origination. Prior loan was modified on XX/XX/XX06. The copy of the temporary modification was located at xx". No foreclosure activity was found in the loan file. As per the servicing comment dated XX/XX/XX18, the borrower interested in the loan modification.
The borrower, xx had filed prior bankruptcy under xx with the case#xx on xx which was terminated on XX/XX/XX17.
The borrower, xx had filed bankruptcy under xx with the case#xx on xxand the plan was confirmed on XX/XX/XX17. According to amended xx plan, the debtor will pay to the trustee xx monthly for 60 months for the total amount of xx. These arrearage payments, over the term of the plan, are estimated to total xx to creditor xx. The same plan was confirmed. Order on Motion to Extend Automatic Stay was filed on XX/XX/XX17.
According to voluntary petition schedule D, the amount of secured claim is xx and the value of the collateral is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment.
The POC was filed by the creditor on XX/XX/XX17 for the secured claim amount of xx and the amount of arrearage is xx
According to the notice of the mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18.
As per BPO report dated XX/XX/XX18, the subject property is owner occupied and is in good condition. No comment pertaining damage to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX17. According to amended xx plan, the debtor will pay to the trustee xx monthly for 60 months for the total amount of xx. These arrearage payments, over the term of the plan, are estimated to total xx to creditor Rushmore Loan Management Services. The same plan was confirmed. Order on Motion to Extend Automatic Stay was filed on xx
According to voluntary petition schedule D, the amount of secured claim is xx and the value of the collateral is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage isxx
According to the notice of the mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18.
This is a temporary modification made on xx between the borrower, xx and the lender, xx
The borrower promises to pay xx with the interest rate of 6.5% beginning from XX/XX/XX07 till XX/XX/XX08. Thereafter, beginning from XX/XX/XX08, borrower's payments will periodically adjust as provided in the Note till the maturity date xx. The unpaid principal balance is not provided in the modification agreement.

The loan has temporary y modified twice since origination. Prior loan was modified on xxx. The copy of the temporary modification was located at "xx".
Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures Notice of Servicing Transfer Credit Application	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per the appraisal, the LTV is 80.00%. Hence, does lender G/L Require MI not applicable; however, tape data reflects with No. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per the modification, loan amortization type is Fixed; however, tape data reflects with ARM.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX05   Tape Value:XX/XX/XX05   Variance: 77 (Days)   Variance %:    Comment: As per the note, original Note doc date is XX/XX/XX05; however, tape data reflects with XX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 444444444444; however, tape data reflects with 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 444444444444; however, tape data reflects with 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.26% Comment: As per the payment history, Total Debt / Legal balance per payment history is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 3) "According to voluntary petition schedule D, the amount of secured claim is xx and the value of the collateral is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "The subject mortgage was originated on xx. However, according to ROR document, the transaction date is xx."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm as supportive documents are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on xx. However, according to final HUD-1, the settlement date is xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following require state disclosure is missing from the loan file.
xx Collateral Protection Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final loan applicatiXX/XX03 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70298834	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,827.93	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	18.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	42.646%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$105,000.00	Not Applicable	4.250%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx and was recorded on xx with xx. The chain of assignment has been completed. The latest assignment is from xx recorded on xx
No active judgments or liens have been found.
2019-2018 taxes have been paid in the amount $xx.

According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 5 months and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. The last payment applied was on 6XX/XX18 to the December 2017 payment. The current UPB reflected per the tape data is in the amount of xx with a P&I in the amount of xx and PITI for xx.	Collections Comments:The loan is active in Bankruptcy, on Foreclosure hold. According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 5 months and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. The last payment applied was on 6XX/XX18 to the December 2017 payment. The current UPB reflected per the tape data is in the amount of xx with a P&I in the amount of xx and PITI for xx.
The loan modification agreement was made on 6XX/XX14 between the borrower Tilear M Reid with lender xx. with a new modified principal balance of xx to a step rate starting at 4.25% with a P&I payment of xx beginning 6XX/XX14 for 60 months then steps up to 4.375% with a P&I payment of xx from 6XX/XX19 until the maturity date of 5XX/XX37.  The amount of xx of the principal balance was forgiven.
The reason for Default is Unemployment/Decreased Income.
The foreclosure was initiated and referred to an attorney onXX/XX/XX16.  The complaint was filed on 4XX/XX16.  The sale was scheduled onXX/XX/XX17 however Foreclosure was placed on hold due to the borrower filing bankruptcy onXX/XX/XX17.
As per PACER report, the borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed onXX/XX/XX18. The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.  The Debtor shall pay the trustee in the amount of xx for 60 months.  Schedule D of the Bankruptcy Voluntary Petition datedXX/XX/XX17 reflects the amount of claim is xx,439 with the Value of Collateral as xxk leaving an unsecured portion for xxThe servicing comments do not indicate a cram down.
The current occupancy of the subject property is with the owner. No damages found pertaining to the subject property.
The latest BPO completed xx reflects the property is owner occupied with an As Is Value of xx and no repairs needed.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx.  The complaint was filed on xx  The sale was scheduled onXX/XX/XX17 however Foreclosure was placed on hold due to the borrower filing bankruptcy on xx.

Bankruptcy Comments:As per PACER report, the borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed on xx The POC was filed by the creditor on xx for the amount of xxand the arrearage amount is xx The Debtor shall pay the trustee in the amount of xx for 60 months. Schedule D of the Bankruptcy Voluntary Petition dated xx reflects the amount of claim is xx with the Value of Collateral as xx leaving an unsecured portion for xx. The servicing comments do not indicate a cram down.	The loan modification agreement was made on 6XX/XX14 between the borrower xx with lender xx. with a new modified principal balance of xx to a step rate starting at 4.25% with a P&I payment of xx beginning 6XX/XX14 for 60 months then steps up to 4.375% with a P&I payment of xx from 6XX/XX19 until the maturity date of xx. The amount of xx of the principal balance was forgiven.	Notice of Servicing Transfer	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances are entered as a positive number. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance is negative xx therefore is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 443214444444.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444412344.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Single Family   Tape Value: PUD   Variance:    Variance %:    Comment: As per Appraisal the subject property type is Single Family however, tape reflects it as PUD. There also was not a PUD Rider to the Mortgage.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.32% Comment: As per Payment History the Total Debt/Legal balance is xx however, tape reflects it as xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per loan modification agreement made on xx, the new principal balance is xx. Lender has agreed to forgive the Principal in the amount of xx. The forgiven amount is more than 2% of Modified amount."	* Loan has been determined to have an unsecured debt (Lvl 3) "The borrower filed bankruptcy xx (Case#xx on xx. Schedule D of the Bankruptcy Voluntary Petition datedXX/XX/XX17 reflects the amount of claim is xx with the Value of Collateral as xx leaving an unsecured portion for xx. The servicing comments do not indicate a cram down. However, the document does not reflect any unsecured portion."	* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93091241	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$414.35	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	No	No	51.024%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx, with lender xx.
The chain of assignment has been completed. The latest assignment is forxx.  recorded on xx
There is a HOA/COA lien which was recorded onXX/XX/XX12, in the amount of xx, in the favor of xx.
The 2017-2018 combined annual taxes been paid in the amount of $xx.
No prior year delinquent taxes have been found.
According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 2 months and the next due date for payment is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Note.
As there is no modification the reference of document "xx" is given.

Collections Comments:The loan is active in Bankruptcy and the next due date for payment is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Note.
No Modification since Origination but there is a Interest Set Aside Agreement locate at “xx”.
The borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed on 1XXX/XX15. The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.The Debtor shall pay the trustee in the amount of xx for per month.
Schedule D of the voluntary petition shows that xx  as an unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. There is no comment found regarding a cram down.
The foreclosure was initiated and referred to an attorney on xx.
 No further details found about foreclosure.
The reason for Default is Unemployment/Decreased Income. The current occupancy of the subject property is with the owner. No damages found pertaining to the subject property.

Foreclosure Comments:As per the servicing comments the process of foreclosure has been initiated and file was referred to an attorney onXX/XX/XX17.No further details have been found.Also, the loan is in active bankruptcy.
Bankruptcy Comments:As per PACER report, the borrower xx had filed bankruptcy under xx with the Case # xx on xx. The current bankruptcy status is plan confirmed on xx. The POC was filed by the creditor xx. on xx for the amount of xx and the arrearage amount is xx.The Debtor shall pay the trustee in the amount of xx beginning onXX/XX/XX15 increasing to xxeffective on 9XX/XX15.

Not Applicable	Missing Required State Disclosures Notice of Servicing Transfer	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the Servicing comments there are details about Foreclosure.However, tape reflects it as No. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per the loans documents and the payment history the borrower is making payment as per Note so there is No mod.However, tape reflects it as Yes.&#xxD; As there is refernce is given of the doc"XXXX_MODIFICATION_XXXX_36"   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX12   Variance:    Variance %:    Comment: The loan has not modified since the origination, the borrower has made last payment as per original note. However, the Interest Set Aside agreement has been found in the loan file located at ("XXXX_MODIFICATION_XXXX_36 ") .   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 422222233332   Tape Value: 322222333323333323333333   Variance:    Variance %:    Comment: As per Payment History, the String is 4222222233332.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 233332222224   Tape Value: 333333323333323333222223   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 233333322222224.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1XXXX  Tape Value:XXXX   Variance:    Variance %:    Comment: As per Note the property address is XXXX However, tape reflects it asXXXX  Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "Bona Fide Discount Points Test: FAIL
This loan failed the bona fide discount points test.
The loan is a first lien mortgage and has a principal amount that is greater than or equal to xxx00 and charges discount points that are not paid for the purpose of reducing, and do not in fact result in a bona fide reduction of the interest rate.
Points are treated as paid for the purpose of reducing, and in fact result in a bona fide reduction of the interest rate, if they are marked as "Bona Fide - State.""
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the bona fide discount points test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosure is missing in the loan file.
1)Amortization Schedule Disclosure
2)Credit Property Insurance Disclosure
3)Fee Agreement
4)Priority of Security Instrument Disclosure
5)Attorney Selection Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing in the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing in the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per the recorded mortgage dated xx and the final title policy the borrower name reflected as xx . However, the warranty deed dated xx and recorded on xx states the borrower name as xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17269113	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$2,634.34	$5,231.90	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.813%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.940%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated xx/xx/xx18 shows that the subject mortgage was originated on xx in the amount ofxxwhich was recorded on xx with xx. The chain of assignment is incomplete as the assignment is not provided in updated title. The current assignment should be with xx. There are multiple civil judgments in the total amount of xx. First and second installments of 2019 combined taxes are due in the total amount of $xx Third and Fourth installments of 2018 combined taxes are delinquent in the total amount of $xx.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent fromXX/XX/XX18 to tillXX/XX/XX18. The delinquency has been done for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due dateXX/XX/XX18. The current P&I is xx and rate of interest is 6.690%. The current unpaid principal balance is in the amount of xx	Collections Comments:The loan is active in bankruptcy. The borrower xx had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed onxx. As per collection comment, the foreclosure was initiated on loan. The foreclosure was referred to attorney on XX/XX/XX15. The complaint was filed on 06XX/XX15. Later, the foreclosure was placed on hold due to bankruptcy filing. The borrower is not making the payments regularly. The borrower is delinquent fromXX/XX/XX18 to tillXX/XX/XX18. The delinquency has been done for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due dateXX/XX/XX18. The current P&I is xx and rate of interest is 6.690%. The loan was never modified since origination. As per latest property assessment report dated XX/XX/XX18, the subject property is owner occupied with invisible damages or repairs.

Foreclosure Comments:As per collection comment, the foreclosure was initiated on loan. The foreclosure was referred to attorney on XX/XX/XX15. The complaint was filed on 06XX/XX15. Later, the foreclosure was placed on hold due to bankruptcy filing.
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xx on xxx. The plan was confirmed on xx. The voluntary petition was filed on XX/XX/XX15. As per amended xx plan dated XX/XX/XX15, the debtor shall pay xx per month to the xx trustee, starting on 07XX/XX15 for approximately 60 months. POC was filed by xx. on xx, in the secured claim amount xxx and an arrearage in the amount ofxx.	Not Applicable	Affiliated Business Disclosure Notice of Servicing Transfer Credit Application	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333223333333333333333333   Variance:    Variance %:    Comment: Per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333332333   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX   Tape Value: XXXX.   Variance:    Variance %:    Comment: Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Per executed 1003.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Per final application.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX15   Tape Value:XX/XX/XX15   Variance: -3 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX34   Tape Value: 4XX/XX34   Variance: -18 (Days)   Variance %:    Comment: Note   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: Legal balance per pay history. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated on XX/XX/XX15 shows that the amount of secured claim without deducting the value of collateral xxand the value of collateral that supports this claim is xx; however, the unsecured portion is xx."
* Issue with the legal description or recorded instrument (Lvl 3) "As per updated title report 08XX/XX18, the legal description inconsistent from vesting deed to mortgage. The vesting deed is showing only Lot# & Block#, however, the mortgage showing the Legal description with meets and bounds."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
Fees Test Inclusion
Mortgage Broker Fee (Direct) xx
Application Fee xx
Commitment Fee xx
Interest xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is incomplete as the assignment of chain is not provided with updated title report. The current assignment should be with xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is moderate as loan is failing for State Regulations Restricted Fees."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title report dated 08XX/XX18, 3rd and 4th installments of 2018 combined taxes are delinquent in the total amount of xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11499114	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$9,862.32	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.847%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.711%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx. The chain of assignment has been completed.latest assignment is from xx toxx which was recorded on xx No active judgments or liens found. 2018 Combined 1st installment taxes have been paid in the amount of $xx, for the due date XX/XX/XX17. 2018 Combined 2nd installment taxes have been paid in the amount of $xx, for the due date XX/XX/XX18. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 90 months and next due for the XX/XX/XX10 payment. The last payment received date is unavailable as no payments have been received since the loan was boarded with the current servicer on XX/XX/XX16. The UPB reflected as per the tape data is in the amount of xx with a P&I payment in the amount of xx and PITI is in the amount of xxxx.	Collections Comments:The loan is currently in Bankruptcy, on Foreclosure hold. According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 90 months and next due for the XX/XX/XX10 payment. The last payment received date is unavailable as no payments have been received since the loan was boarded with the current servicer on XX/XX/XX16. The UPB reflected as per the tape data is in the amount of xx with a P&I payment in the amount of xx and PITI is in the amount of xxhe reason for default is Unemployment / Decreased Inc. The subject property has been occupied by Owner.
The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The judgment entered onXX/XX/XX18.  As per Collection comments, the foreclosure sale was scheduled forXX/XX/XX18.  However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under xx with case# xx on xx.
According to the PACER, the borrower, xx, filed bankruptcy under xx with the case#xx on xx.  Schedule D of the Bankruptcy Voluntary Petition dated xxreflects the amount of claim as xx with the value of collateral as xx leaving an unsecured portion of xxThe Confirmation Hearing is scheduled forXX/XX/XX18.  The POC was referred to the attorney onXX/XX/XX18 and the servicer advised the attorney to file it.  The POC Bar Date is set for xx.  Servicing comments provided are only dated thru xx therefore unable to determine if the POC was filed.
As per Property Inspections report dated XX/XX/XX18 located at “xx “ no damages visible and property is in good condition.
The latest BPO completed 5XX/XX18 reflects an As Is Value of xx.  The BPO reflects the exterior needs to be power washed estimated at xx.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX11.  The complaint was filed onXX/XX/XX13.  The judgment entered onXX/XX/XX18.  As per collection comments, the foreclosure sale was scheduled forXX/XX/XX18 however, the foreclosure was placed on hold because the borrowers had filed bankruptcy under xx with case# xx onXX/XX/XX18.
Bankruptcy Comments:According to the PACER, the borrower, xxa, filed bankruptcy under xx with the case#xx on xx. Schedule D of the Bankruptcy Voluntary Petition dated xx reflects the amount of claim as xx,882 with the value of collateral as xx leaving an unsecured portion of xx. The Confirmation Hearing is scheduled for xx. The POC was referred to the attorney on xx and the servicer advised the attorney to file it. The POC Bar Date is set forXX/XX/XX18. Servicing comments provided are only dated thruXX/XX/XX18 therefore unable to determine if the POC was filed.	Not Applicable	Affiliated Business Disclosure Missing POC Notice of Servicing Transfer	Field: ARM Index Type Loan Value: Certificate of Deposit (3 month) - Weekly Average Tape Value: LIBOR - 3 month WSJ |---| |----| Comment: The ARM Index is the average of the last 12 calendar months' most recently published monthly yields on 3-month Certificates of Deposit (secondary market) as published by the Federal Reserve Board. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate Advances are entered as a positive number.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lender G/L Require MI is Not Applicable. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The Escrow Balance is negative therefore is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX07   Tape Value:XX/XX/XX07   Variance: -17 (Days)   Variance %:    Comment: First Rate Change Date is XXX/XX07 however, the tape data reflectsXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -88 (Days)   Variance %:    Comment: Next Rate Change Date is 9XX/XX18. However, the tape data reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String is 444444444444. However, the tape data reflects 3333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 44444444444. However, the tape data reflect 333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value:XXXX Variance:    Variance %:    Comment: Property Address Street isXXXX. However, the tape data reflects XXXX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX37   Tape Value: XXX/XX37   Variance: -7 (Days)   Variance %:    Comment: Stated Maturity Date is XXX/XX37. However, the tape data reflects XXX/XX37.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.28% Comment: Total Debt / Legal Balance per Payment History is xx however, the tape data reflects xx. Tape Source: Initial Tape Type:	B	* POC Deadline is coming soon (Lvl 4) "According to the PACER, the borrowerxx had filed bankruptcy under xx with the case# xx on xx. The Confirmation Hearing is scheduled for xx. The POC was referred to the attorney on xx and the servicer advised the attorney to file it. According to deadline and schedules the POC Bar Date is set for xx. However, the POC is not filed yet."	* Title Review shows major title concern (Lvl 3) "Per the Updated Title Report datedXX/XX/XX18, the title searcher noted a xx. Unable to determine why the title searcher noted this as the only Foreclosure showing in the report is the Final Judgment of Foreclosure dated xx and recorded xx by xx on the subject mortgage loan. The foreclosure sale was cancelled due to the borrower filing bankruptcy."
* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, the borrower, xx, filed bankruptcy under xx with the case#xx on xx. Schedule D of the Bankruptcy Voluntary Petition dated xx reflects the amount of claim as xx with the value of collateral as xx leaving an unsecured portion of xx. The Confirmation Hearing is scheduled forXX/XX/XX18. There are no comments indicating a cram down."	* Property Damage (Lvl 2) "The latest BPO completed xxreflects an As Is Value of xx. The BPO reflects the exterior needs to be power washed estimated at xx
* XXX State Regulations Test Failed (Lvl 2)     "Unable to accurately test compliance due the the loan being a NegAm, Adjustable Rate Mortgage Note, xx with BiWeekly Payments however the Late Fees are showing as 5% when the max in xx State is 2% and the Prepayment Term was for 36 months when the max is 12 months."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk indicator is Moderate for failing the late fees test and the prepayment term test."
* XXX TILA Test Failed (Lvl 2)     "Unable to accurately test compliance due the the loan being a NegAm, Adjustable Rate Mortgage Note, Pick-A-Payment Loan with BiWeekly Payments."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$500.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36973559	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,644.21	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.400%	xx	xx	xx	xx	xxX	Conventional	Fixed	96	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.454%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$376,026.72	$5,835.88	2.000%	xx	XX/XX/XX14	Financial Hardship	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx The chain is complete as the assignment is currently with xx
There are active judgments or liens as follows:

1 Junior mortgage in the amount of xxin the favor of xx which was recorded on xx
2. Civil judgment against in the amount of xx in the favor of xx which IS recorded on xx
The taxes for the year 2017 are paid and no prior delinquent taxes were found.	Review of the payment history states that the borrower has been delinquent for more than 13 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.	Collections Comments:The loan is delinquent for more than 13 months.
Borrower had filed bankruptcy under xx with the case#xx onXX/XX/XX16 and the plan was confirmed on xx. Foreclosure was intitated in the loan and was put on hold due to bankruptcy.
The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.
The updated title report states that there is a Municipal lien, three State Tax liens and two civil judgments. No prior delinquent taxes were found.
The occupancy is occupied by owner and no repairs needed as per the inspection report dated XX/XX/XX18.

Foreclosure Comments:Foreclosure was intitated in the loan and was put on hold due to bankruptcy. The comments state that the judgment entered on XX/XX/XX16 and the sale was scheduled for XX/XX/XX16. The foreclosure was put on hold before due to loss mitigation. The Notice of Foreclosure was filed on XX/XX/XX16.

Bankruptcy Comments: Borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX16. POC was filed  on xx, in the secured claim amount xx and an arrearage in the amount of xxThe voluntary petiton filed on xx states that the amount of claim is xx and the unsecured claim is xx
According to the order confirmed xx plan dated on XX/XX/XX14, the debtor shall pay to trustee. The subject mortgage shall pay directly to creditor.	Loan modification agreement made between the borrower and the lender on xx
As per the modification agreement made on XX/XX/XX14, the UPB is xx, the forgiven amount is xx and the new principal balance is xx. The interest bearing amount is xx as xxwas deferred from the new principal amount xx
Right of Rescission Affiliated Business Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No MI required. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the note.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444432   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 234444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: As per the payment history.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement made on xx, the UPB is xx, the forgiven amount is xx which exceeds 2% of the UPB and the new principal balance is xx. The interest bearing amount is xx as xx was deferred from the new principal amount xx"	* Title issue (Lvl 3) "The name of the insured is missing from the final title policy. The name of the insured mentioned as "Its Successors & Assigns" only."
* Loan has been determined to have an unsecured debt (Lvl 3) "The voluntary petition filed on xx states that the amount of claim is xx and the unsecured claim is xx. No cram down found."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx as per the HUD-1 which is different from the note date xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service Transfer Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63405935	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,548.23	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	54.542%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$150,324.58	Not Applicable	5.875%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated xx/xx/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, with xx.
The chain of assignment has been completed. The latest assignment is for xx.  recorded on xx
There is a junior mortgage originated on xx which was recorded on xx, in the amount of xx, in the favor of  xx
There are 2 Water/Sewer/Utilities taxes which are redeemed by borrower on xx
1.Recorded onxx/xx/xx08 in the amount of xx in the favor of xx
2. Recorded onxx/xx/xx16 in the amount of xx in the favor of xx
2017-2018 taxes have been paid in the amount of $xx.
No prior year delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 5 month and the next due date is XXX/XX18. The last funds were received onXX/XX/XX18 in the amount of xx and was placed into suspense. The last payment applied was onXX/XX/XX18 from suspense funds in the amount of xx. The current UPB reflected per tape data is in the amount of xx with a rate of 5.875% and a P&I payment of xx and PITI xx.	Collections Comments:The loan is active in Bankruptcy, on Foreclosure hold, and next due for the XXX/XX18 payment. According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 5 month and the next due date is XXX/XX18. The last funds were received onXX/XX/XX18 in the amount of xx and was placed into suspense. The last payment applied was onXX/XX/XX18 from suspense funds in the amount of xx. The current UPB reflected per tape data is in the amount of xx with a rate of 5.875% and a P&I payment of xx and PITI xx.
As per Note the borrower last name is xx however, tape reflects it as xx which is the borrowers current name.  Updated title report reflects a deed fromxx, now known as xx dated XXX/XX06 and recordedxx
The loan modification agreement was made on xx between the borrower xx  with lender xx.  The new modified principal balance as per modification is in the amount of xx. The borrower has promised to pay the monthly payment in the amount of xx with an interest rate of 5.875% beginning 7XX/XX13 and the maturity date is xx
The reason for Default is Unemployment/Decreased Income.
The foreclosure was initiated and referred to an attorney on xx.  The complaint was filed on xx Foreclosure proceedings were placed on hold due to the borrower filing Bankruptcy xx with the Case #xx on xx
Active xx Bankruptcy Case # xx was filed on xx.  The plan was confirmed on XX/XX/XX16.  The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.  The Plan reflects the Debtor shall pay the trustee in the amount of xx for 60 months.  The Post-Petition due date is 9XX/XX18.
Schedule D of the voluntary petition shows that xx as an unsecured portion out of claim amount xx.  The value of collateral that supports this claim is xx.  There are no comments found regarding a cram down.
The current occupancy of the subject property is with the owner. No damages found pertaining to the subject property.
The latest BPO completed 1XXX/XX17 reflects an As Is Value of xxk with no needed repairs.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on XX/XX/XX15.  The complaint was filed on xxForeclosure proceedings were placed on hold due to the borrower filing Bankruptcy xx with the Case #xx onxx.
Bankruptcy Comments:Active xx Bankruptcy Case # xxwas filed onXX/XX/XX16.  The plan was confirmed on XX/XX/XX16.  The POC was filed by the creditor on 9XX/XX16 for the amount of xx and the arrearage amount is xx.  The Plan reflects the Debtor shall pay the trustee in the amount of xx for 60 months.  The Post-Petition due date is 9XX/XX18.
Schedule D of the voluntary petition shows that xx as an unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. There are no comments found regarding a cram down.	The loan modification agreement was made onXX/XX/XX13 between the borrower xx with lender xx
The new modified principal balance as per modification is in the amount of xx. The borrower has promised to pay the monthly payment in the amount of xx with an interest rate of 5.875% beginning 7XX/XX13 and the maturity date is 6XX/XX53.	Missing Required State Disclosures Title Policy Notice of Servicing Transfer Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: XXXX Tape Value: xxx |---| |----| Comment: As per Note the borrower last name is XXXX however, tape reflects it as XXXX which is the borrowers current name. Updated title report reflects a deed from Guadalupe Salinas, now known asXXXX , her husband dated XXX/XX06 and recordedXX/XX/XX06. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate advances get entered as a positive number.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Service Completed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: Judgment had not yet been entered through the Foreclosure when the borrower filed Bankruptcy placing the Foreclosure proceedings on hold.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: 32 (Days)   Variance %:    Comment: As per mod the last mod date isXX/XX/XX13.However, tape reflects it asXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mortgage Insurance was not required on the loan at origination.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance is negative xx therefore gets entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As Loan Amortization type is Step.However, tape reflects it as Fixed.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value: 6XX/XX03   Variance: 6 (Days)   Variance %:    Comment: As per note the date isXX/XX/XX03.However, tape reflects it as 6XX/XX03.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String is 443214444444. However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444412344. However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1 the purpose of transaction is Refinance.However, tape reflects it as Cash-out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.28% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final Title policy is missing from the loan file. The Title Report/Commitment was provided in the file. Located at "xx"."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Active xx Bankruptcy Case # xx was filed onxx.  Schedule D of the voluntary petition shows that xx is the unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx.  There are no comments found regarding a cram down."
* Not all borrowers signed HUD (Lvl 3) "The Final HUD-1 is not signed by borrower. The Estimated HUD in the file was executed by the borrower the day of closing."	* Settlement date is different from note date (Lvl 2) "As per Note the date is xx and the settlement date is xx which is different from note date."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosure is missing from the loan file.
xx Application Disclosure
Delivery Fee Authorization
xx Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Lock-In Agreement
Commitment Disclosures
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate due to failing the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "Prohibited Fees Test: FAIL.  Loan Data xx; Comparison Data xxx; Variance of +xx.
ThisXXX prohibited fees test.  ( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee.
A person licensed as a mortgage banker or correspondent mortgage banker shall have the right to charge only the following fees:
(1) a credit report fee; (2) appraisal fee; (3) application fee; (4) commitment fee; (5) warehouse fee; (6) discount points; (7) lock-in fee; (8) a service fee not to exceed xxx0 to cancel the mortgage; and (9) fees necessary to reimburse the mortgage banker for charges imposed by third parties limited to the following fees:  (i) overnight delivery, messenger, fax, and other special delivery fees; (ii) flood certification fees; (iii) pest inspection or certification fees; (iv) final inspection fee; (v) outside counsels' fees as permitted by N.J.S.A. §46:10A-6; (vi) certified check fees; (vii) credit report and appraisal update fees; (viii) not more than one-year of mortgage insurance premiums; (ix) survey fees; (x) recording fees; (xi) title and title search fees, including title insurance premiums; (xii) taxes; (xiii) tax service fees; (xiv) radon test fees; (xv) other third party fees which are of benefit to the borrower and represent a cost not associated with the lender's overhead. Accordingly, the Department will not approve fees for document preparation, processing, underwriting, file updates, lender reviews, copying, funding, and miscellaneous."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document missing from the loan file."
* The property had a tax sale - property or cert was sold to 3rd party (Lvl 2)     "The review of the updated title report dated  8XX/XX18 reflects 2 Certificates of Sale for Sewer against xx (borrower) however both were redeemed.
1.  Certificate of Sale for Sewer Recorded on xx in the amount of xx in the favor of xx; redeemed XX/XX/XX08.
2.  Certificate of Sale for Sewer Recorded onxx in the amount f oxx in the favor of xx; redeemedXX/XX/XX17."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28491264	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,324.64	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.704%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$88,070.45	Not Applicable	5.250%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated xx/xx/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, with xx.
The chain of assignment has been completed. The latest assignment is for xx  recorded on XX/XX/XX16.
There is a Senior Civil Judgment which was recorded on XX/XX/XX02, in the amount of xx, in the favor of xx.
There is a junior Civil Judgment which was recorded onXX/XX/XX14, in the amount of xx, in the favor of xx
2017-2018 taxes have been paid in the amount of $xx.
No prior year delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is delinquent for 35 months and the next due date for payment is 7XX/XX15. The last payment was received onXX/XX/XX18 in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification in 2014.

Collections Comments:The loan is in active bankruptcy and the next due date for payment is 7XX/XX15. The last payment was received onXX/XX/XX18 in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification in 2014.
The loan has been previously modified twice in 2012 and 2014but the borrower making payment modification is on the effective date xx between the borrower xx with lender xx.
The new modified principal balance as per modification is in the amount of xx. The borrower has promised to pay the monthly payment in the amount of xx with a interest rate starting from 5.250% .
The agreement does not consist the provision for the balloon payment.
The borrower had filed bankruptcy under xx with the Case #xx on xx. The plan was confirmed on xx. The POC was filed by the creditor on xxfor the amount of xx and the arrearage amount is xx.The Debtor shall pay the trustee in the amount of xx for per month.
The foreclosure was initiated and referred to an attorney on xx
The complaint was filed on xx.
The Judgment hearing date is xx and the entered date is xx.
The sale was scheduled on xx but it was put on hold as the borrower had filed bankruptcy.
The reason for Default is Unemployment/Decreased Income. The current occupancy of the subject property is with the owner. No damages found pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx.
The complaint was filed on xx.
The Judgment hearing date is xx and the entered date is xx.
The sale was scheduled on xx but it was put on hold as the borrower had filed bankruptcy xx with the Case # xx on XX/XX/XX17. The plan was confirmed on XXX/XX18. The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.The Debtor shall pay the trustee in the amount of xx for per month.

Bankruptcy Comments:As per PACER report, the borrower had filed bankruptcy under xx with the Case # xx on xx. The plan was confirmed on XXX/XX18. The POC was filed by the creditor on xx for the amount of xx and the arrearage amount is xx.The Debtor shall pay the trustee in the amount of xx for per month.
The loan modification agreement was made on xx between the borrowerxx with lender xx
The new modified principal balance as per modification is in the amount of xx. The borrower has promised to pay the monthly payment in the amount of xx with a interest rate starting from 5.250% .
The loan has been previously modified twice in 2012 and 2014 and the borrower has been making the payments as per modification 2014.
The agreement does not consist the provision for the balloon payment.
Missing Required State Disclosures Initial Escrow Acct Disclosure Origination Appraisal	Field: Doc Date of Last Modification Loan Value: XX/XX/XX14 Tape Value: 1XXX/XX14 |---| 21 (Days) |----| Comment: As per Modification the last mod date is XX/XX/XX14.However, tape reflects it as 1XXX/XX14. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444444444.However, tape reflects it as 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX16   Tape Value: XX/XX/XX15   Variance: -96 (Days)   Variance %:    Comment: As per Servicing comments the referral date isXX/XX/XX16.However, tape reflects it as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.32% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "Updated title report dated 8XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx.There is a senior civil judgment which was recorded on xx, in the amount of xx, in the favor of xx However, the final title policy does not show any senior judgment in the schedule B stating final policy is clear."
* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is not signed by borrowers."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx state. The following state disclosure is missing in the loan file.
xx Forced Placed Insurance Notice
·Notice where Escrow Account is NOT Required
·Escrow Notice for Loans Sold to Out-of- State Purchases within one year
·Anti-Coercion Notice
·Insurance Premium Notice
·Insurance Sales Notice
·Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Settlement date is different from note date (Lvl 2)     "The Note date is xx and the settlement date isxx which is 6 days later from the origination date."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing in the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing in the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at the origination is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64185377	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,086.70	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.146%	First	Final policy	Not Applicable	xx	XX/XX/XX14	$188,833.55	Not Applicable	5.625%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx in the favor of xx which was recorded on xx With Instr # xx
The chain of the assignment has been completed. The last assignment is with xx which was recorded onxx.
There is one junior mortgage against the subject property originated on xx in the favor of xx  which was recorded on xx for the amount ofxx With Instr # xx
First and second installments of 2017-2018 city taxes have been paid in the total amount of $xxon XX/XX/XX17 and XX/XX/XX18 respectively.
The First installment of 2018-2019 city taxes which is due on XX/XX/XX18 is not yet available. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 6 months and the next due date is 1XXX/XX17. The last payment was received on 5XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The UPB reflected is in the amount of xx. The borrower has been making payments as per the xx plan with the interest rate of 5.250 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is 1XXX/XX17. The last payment was received on 5XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The UPB reflected is in the amount of xx. The borrower has been making payments as per the xx plan with the interest rate of 5.250 % and P&I of xx. The loan was modified on XX/XX/XX14. As per modified terms, the new principal balance is xx. The borrower promises to pay P&I xx with the interest of 5.625 % beginning from 8XX/XX14 till maturity date of xx. The loan was modified once since the origination.
The borrower,xxhad filed relief under xx bankruptcy with the case # xx on xx.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage isxx.According to voluntary petition, the subject property is rental.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx
According to order of confirming xx plan (xx), class 6- claim of xx, the amount of the principal balance is xx and the value of the property is in the amount of xx. The equity remains in the amount of xx. The borrower shall pay mortgage payment in the amount of xx.On the Effective Date, the Allowed Claim shall be amortized over 30 years and bear interest at the fixed annual rate set at the Wall Street Journal prime rate plus 1.00 % as of the Confirmation Date. The interest rate shall be adjusted annually by a maximum increase or decrease of 0.25%. The Court has converted this into an ARM. However, the tax assessment is at xx and Zillow is at xx
Motion for relief from stay was filed on xx.
According to debtor in possession's dexxtion of gross distribution from DIP accounts for the month of June 2018 dated XX/XX/XX18, the gross amount has been distributed from the debtor in possession accounts in the amount of xx.
According to BPO report dated XX/XX/XX17, the subject property is in average condition. As-Is list price is quoted as xx.According to voluntary petition, the subject property is rental.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed relief under xx bankruptcy with the case # xx on xx.
The POC was filed by the creditor on xx for the secured claim amount of xx and the amount of arrearage isxxAccording to voluntary petition, the subject property is rental.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
According to order of confirming xx plan (xx, class 6- claim of xx, the amount of the principal balance is xx and the value of the property is in the amount of xx. The equity remains in the amount of xx. The borrower shall pay mortgage payment in the amount of xx.On the Effective Date, the Allowed Claim shall be amortized over 30 years and bear interest at the fixed annual rate set at the Wall Street Journal prime rate plus 1.00 % as of the Confirmation Date. The interest rate shall be adjusted annually by a maximum increase or decrease of 0.25%. The Court has converted this into an ARM. However, the tax assessment is at xx and Zillow is at xx.
Motion for relief from stay was filed on XX/XX/XX17.
According to debtor in possession's dexxtion of gross distribution from DIP accounts for the month of June 2018 dated XX/XX/XX18, the gross amount has been distributed from the debtor in possession accounts in the amount of xx.

This modification agreement was made between the borrower, xx and the lender, xx on xx.
As per modified terms, the new principal balance is xx. The borrower promises to pay P&I xx with the interest of 5.625 % beginning from 8XX/XX14 till maturity date of xx. The loan was modified once since the origination.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Current Occupancy Loan Value: Former primary now investment Tape Value: Owner (or Former): Primary Home |---| |----| Comment: According to voluntary petition, the subject property is rental. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444321444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444123444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXXDr   Variance:    Variance %:    Comment: No discrpancy.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Total debt as per the payment history is in the amount of xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data: xxComparison Data: xx Variance: xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following Disclosures are missing from the loan file:
xx Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99679542	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$3,162.24	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	51.076%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated xx/xx/xx18 states that the subject mortgage was originated on xx and recorded on xx in the amount of xx which is in the favor of xx.
The chain of assignment is complete with the latest assignment from xx to xx. recordedxx/xx/xx17 however there was an issue with the first assignment of record from xx. to xx recordedXX/XX/XX12 which had a wrong reference instrument number / Document Reference to Subject Mortgage.
There is an active Civil Judgment against xx with xx. in the amount of xx recorded xx
The 2017-18 installment taxes have been paid in the amount of $xx; however, prior delinquent taxes have not been found.
As per document located at "xx" the xx is as known as xx.	The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 8 months and the next due date is 1XXX/XX17. The last funds were received onXX/XX/XX18 in the amount of xx and was placed into suspense. The last payment was applied onXX/XX/XX18 in the amount of xx to the 9XX/XX17 payment. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.	Collections Comments:As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy. The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 8 months and the next due date is 1XXX/XX17. The last funds were received onXX/XX/XX18 in the amount of xx and were placed into suspense. The last payment was applied onXX/XX/XX18 in the amount of xx to the 9XX/XX17 payment. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.
As per collection comments the reason for default is unemployment.
The loan has not been modified since origination.
Servicing comment dated 3xxx reflects the modification was offered to the borrower, with a Mod Interest Rate of 4.75% and a PITI of xx and a UPB of xx. The mod effective date was xx with the new maturity date is xx for 420 months.  The borrower called the servicer onXX/XX/XX18 to make a payment and the servicer inquired about the executed final mod docs.  The borrower got upset and said he did not ask for a modification and ended the call.
Resolution Recommendation is Modification or borrower to finish his Bankruptcy Payment Plan to bring the loan current.
As per review, the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX15 and the complaint was filed on xx; however, that was put on hold due to filed bankruptcy under xx with case # xx on xx
As per PACER records, the borrower has filed has filed the bankruptcy under xx with case # xx on xx.The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx
Order confirming xx plans was filed on xx As per xx plan the debtor shall pay xx monthly for 60 months.
As per collection comments, it has been unable to determine the property occupancy and condition. The recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX15 and the complaint was filed onXX/XX/XX16.
As per comment datedXX/XX/XX16, the sale was scheduled forXX/XX/XX16; however, that was put on hold due to filed bankruptcy under xx with case # xxonXX/XX/XX16 and the foreclosure currently remains on hold.

Bankruptcy Comments:As per PACER records, the borrower has filed has filed the bankruptcy under xx with case # xx on xx.The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx order confirming xx plan was filed on XX/XX/XX16. As per xx plan the debtor shall pay xx monthly for 60 months.
Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: L |---| |----| Comment: Per Note, the borrower's middle name is XXXX. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate Advances are to be entered as a positive number.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 80.00% and the Lender did require MI according to the Transmittal Summary.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history review, the escrow balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444412344444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44412344444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444443214444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 44432144444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street asXXXX.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: XX/XX/XX15   Tape Value: XX/XX/XX15   Variance: -4 (Days)   Variance %:    Comment: As per review the foreclosure has not been initiated so the referral date is not applicable.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per appraisal report, the property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: As per payment history review, the total debts are xx.&#xxD; Tape Source: Initial Tape Type:	B	* Property address changed since origination - address on updated title different from note (Lvl 2) "Subject property address per the Note and Mortgage are xx however the Final Title Policy at origination references the address as xx. The tape data and the Updated Title Report also references xx. It appears as though all of the Legal Descriptions match showing xx, as the same appears duly dedicated, platted, and recorded in xx, as corrected in deed xxx, among the land records of xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow acct disclosure is missing from the loan files."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment is complete with the latest assignment from xx to xx. recorded XXX/XX17 however there was an issue with the first assignment of record from xx. to xx recorded xx which had a wrong reference instrument number / Document Reference to Subject Mortgage.  There was a Corrective Assignment after the last assignment to xx that was recorded xx from xx to xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* TIL not hand dated (Lvl 2)     "The final TIl is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in xx The following required disclosures are missing in the available loan files.
Financial Institution Choice of Insurance Disclosure
Choice of Settlement Agent Disclosure,
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
																																																																																								Affiliated Business Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57117326	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,143.10	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	46.770%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$394,798.92	$54,174.60	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx with the Instrument# xx.

The chain of assignment has been completed. The latest assignment is with xx. recorded on xx

No active liens and judgments were found against the property or borrower.

No prior year delinquent taxes have been found. The 1st installment of 2018 County tax is paid in the amount of $xx. The 2nd installment of 2018 County tax is due for XX/XX/XX18 in the amount of $xx.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment is XX/XX/XX17. The P&I is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The loan is currently in bankruptcy. According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on XX/XX/XX16. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX16. As per the confirmed plan, the debtor shall pay the trustee xx for 60 months under xx beginning from XX/XX/XX16. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down.
As per the payment history as of XX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment is XX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx
The reason for default is a curtailment of an income. The subject property has been occupied by an unknown party. The borrower's intention is to keep the property. The foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15. The complaint filed to date, judgment entered date are unavailable. The sale was scheduled for XX/XX/XX16. However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX16. No further details have been found.
As per the inspection report dated XX/XX/XX18, the subject property has been occupied by an unknown party. The property is in good condition. No evidence of damage or repair was found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15. The complaint filed to date, judgment entered date are unavailable. The sale was scheduled for XX/XX/XX16. However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX16. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower xx had filed for bankruptcy under xx with the case# xx on xx The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX16. As per the confirmed plan, the debtor shall pay the trustee xx for 60 months under xx beginning from xx. The schedule D of Voluntary Petition does not show any unsecured portion.	According to the modification, the loan was modified on XX/XX/XX10 between the borrower xx and xx. As per the modified terms, new principal balance is xx. There are 4 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.000% beginning from XX/XX/XX10, 2nd step is xx monthly with a modified interest rate 3.000% beginning from XX/XX/XX15, 3rd step is xx monthly with a modified interest rate 4.000% beginning from XX/XX/XX16, 4th step is xx monthly with a modified interest rate 4.375% beginning from XX/XX/XX17, with a maturity date xx. The interest-bearing amount is xx. The deferred balance is xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: According to the property inspection the Current Occupancy is Occupied by an Unknown Party.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History is xx#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose as Cash Out - Other. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the xx state. The following state disclosures are missing from the loan file:
1.Lead-Based Paint Disclosure
2.Mortgage Loan Application Disclosure
3.Carbon Monoxide Alarms
4.MA Smoke Detector Certificate
5.Notice of the Specific Reason for Denial of Credit
6.Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of services providers is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The chain of the assignment has not been completed. Currently, the assignment is a gap from xx to xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Field review	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51425809	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,353.82	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.376%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	38.948%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$395,125.19	$109,925.19	4.250%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx and was recorded on xx, in the amount of $xx, with xx
The chain of assignment has been completed.
There is one credit card judgment lien against co-borrower active in the favor of xx in the amount of xx which was recorded on xx.
There is one civil judgment against borrower active in the favor of xx in the amount of xx which was recorded on xx
There is one child support lien against borrower active in the favor of xx in the amount ofxx which was recorded on xx.
2018 taxes are due in the amount of $xx.
As per the review of payment history datedXX/XX/XX18 the borrower is delinquent for 36 months, the last payment received date is unable to determine. The next due date is XXX/XX18.The monthly P&I is in the amount of xx with the interest rate of 4.250% and the PITI is xx.The UPB is reflected in the payment history is in the amount of xx.The borrower has made the payments as per the modification made on XX/XX/XX13.	Collections Comments:The current status of the loan is in active bankruptcy and due for XXX/XX18. As per the servicing comments dated the process of foreclosure has been initiated, the complaint was filed wasXX/XX/XX16. The file was referred to an attorney on xx.As per the comments datedXX/XX/XX18 the step sale date is scheduled on xx.
 However, the borrower xx had filed bankruptcy xx case #xx on dated xx. The current bankruptcy status is Petition filed. The xx plan was filed on XX/XX/XX18 as per the plan the debtor suppose to pay the trustee the amount of xxx0 monthly starting from XXX/XX18 for approximately 36 months. The POC was filed on xx, the POC amount is xx and the Amount of arrearage is xx.
 As per the review of payment history datedXX/XX/XX18 the borrower is delinquent for 3 months, the last payment received date is unable to determine. The next due date is XXX/XX18. The monthly P&I is in the amount of xx with the interest rate of 4.250% and the PITI is xx.The UPB is reflected in the payment history is in the amount of xx.The borrower has made the payments as per the modification made on XX/XX/XX13.
The loan is modified since the origination; the step modification agreement was made between the Lender xx and the borrower Txx on xx. As per the modified term the new principal balances xx. Borrower promises to pay xx monthly with a modified interest rate of 4.250% beginning from XX/XX/XX13 with a maturity date ofxx.
As per BPO dated 1XXX/XX17 the property is owner occupied and in average condition. No repairs are required.

Foreclosure Comments:As per the servicing comments dated the process of foreclosure has been initiated, the complaint was filed wasXX/XX/XX16. The file was referred to an attorney on XXX/XX16 .As per the comments datedXX/XX/XX18 the step sale date was scheduled on 1XXX/XX17.
 However, the borrower xx had filed bankruptcy xx case #xx on dated xx. The current bankruptcy status is Petition filed.
Bankruptcy Comments:The borrower xx had filed bankruptcy xx case #xx on dated xx. The current bankruptcy status is Petition filed. The xx plan was filed on XX/XX/XX18 as per the plan the debtor suppose to pay the trustee the amount of xxx0 monthly starting from XXX/XX18 for approximately 36 months. The POC was filed on XX/XX/XX18, the POC amount is xx and the Amount of arrearage is xx.As per the Voluntary Petition, schedule D shows the amount of xx has an unsecured portion out of the amount of claim xx.	The step modification agreement was made between the xx and the borrower xx on xx. As per the modified term the new principal balance xx. Borrower promises to pay xx monthly with modified interest rate of 4.250% beginning from XX/XX/XX13 with a maturity date of xx	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Sale Publication |---| |----| Comment: As per collection, foreclosure status is awaiting sale. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX13   Tape Value:XX/XX/XX14   Variance: 419 (Days)   Variance %:    Comment: As per modification, date of last modification is XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Information updated as per document.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Information updated as per document.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as XXXX . &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance as per application is Debt Consolidation.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.30% Comment: As per payment history, legal balance is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, schedule D shows amount of xx has an unsecured portion out of amount of claim xx.Did not show comment indicating cram down."
* Active Judgment Against Borrower (Lvl 3) "As per updated title report dated 8XX/XX18, There is one senior civil judgment against borrower active in the favor of xx, in the amount of xx, recorded on xx. Title policy does not show any senior judgment."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at xx. Following disclosures are required for this state.
1.xx Application Disclosure
2.Delivery Fee Authorization
3.xx Attorney Disclosure
4.Unacceptability of Insurance Notice
5.Attorney Disclosure II
6.Tax Bill Information
7.Private Well Testing
8.Lock-In Agreement
9.Commitment Disclosures
10.Choice of Insurer Disclosure
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application
State disclosures are missing from the loan file."
* The property had a tax sale - property or cert was sold to 3rd party (Lvl 2)     "As per updated title report dated 8XX/XX18 shows that, unpaid municipal liens(sewer charges) of 2017, against borrower xx, was redeemed on xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test.
Prohibited Fees Test: FAIL Loan data xx Comparison data xxx  Variance xx"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "This loan failed the xx Mortgage Banker or Correspondent Mortgage Banker License prohibited fees test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53196409	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,378.09	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.570%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$50,766.83	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx.
No active judgments or liens have been found pending.
Annual taxes are in the amount of $xx.
2018-2019 annual school taxes are due tillXX/XX/XX18 in the amount of $xx.
No prior delinquent taxes have been found pending
Provided payment history as of 7XX/XX18, reveals that the loan is in delinquency for 3 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on 5XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 1XXX/XX16 to 7XX/XX18 reveals that the loan is in delinquency for 3 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on 5XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx
According to the servicing comments and latest BPO report dated 7XX/XX18, the subject property is occupied by unknown party with no visible damages or repairs. It is in good condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The loan was modified once since origination. The loan modification was made effective from xx. The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with step amortized type and it was beginning from first payment date on XXX/XX17 and ends with the maturity date of xx. The rate changes in 4 steps ending at 4.125%.
According to the available servicing comments dated fromXX/XX/XX16 toXX/XX/XX18, the foreclosure was initiated on the subject property and the file was referred to an attorney. The judgment was entered onXX/XX/XX16. The foreclosure was put on hold due to bankruptcy filed by the borrower on xx

Foreclosure Comments:According to the available servicing comments dated fromXX/XX/XX16 toXX/XX/XX18, the foreclosure was initiated on the subject property and the file was referred to an attorney. The judgment was entered onXX/XX/XX16. The foreclosure was put on hold due to bankruptcy filed by the borrower onXX/XX/XX16.
Bankruptcy Comments:The borrower has filed bankruptcy under xx plan with case #xx on xx. The plan was confirmed on xx
According to the xx plan dated 5XX/XX17, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months. The estimated amount of arrearage to be paid for the collateral is xx	Loan Modification agreement was made between borrowerxx. and xx on effective date of xx
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with step amortized type and it was beginning from first payment date on XXX/XX17 and ends with the maturity date ofxx. The rate changes in 4 steps ending at 4.125%.
Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Required Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX17   Tape Value:XX/XX/XX17   Variance: 43 (Days)   Variance %:    Comment: Doc Date of Last Modification is XXX/XX17, tape reflected asXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lender G/L Require MI is Not Applicable, however tape reflected as No.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX22   Variance: 1826 (Days)   Variance %:    Comment: Mod Step 1 Date is XXX/XX17, however tape reflected as XXX/XX22.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Mod Step 1 Rate is 2.000%, however tape reflected as 3.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX22   Tape Value: XXX/XX23   Variance: 365 (Days)   Variance %:    Comment: Mod Step 2 Date is XXX/XX22, however tape reflected as XXX/XX23.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Mod Step 2 Rate is 3.000%, however tape reflected as 4.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX23   Tape Value: XXX/XX24   Variance: 365 (Days)   Variance %:    Comment: Mod Step 3 Date is XXX/XX23, however tape reflected as XXX/XX24.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.1%   Variance:    Variance %: -0.13%   Comment: Mod Step 1 Rate is 4.000%, however tape reflected as 4.125%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432134444444   Tape Value: 333333333333210033333333   Variance:    Variance %:    Comment: Payment history string is 034444444433, however reflected as 333333330212333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444431234   Tape Value: 333333330212333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 034444444433, however reflected as 333333330212333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Total Debt / Legal Balance per Payment History is xx, however tape reflected as xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The subject loan was originated on xx and it was recorded on xx with signature of xxr and also the general warranty deed made on xx and recorded on xxstate the same. According to the warranty deed the current property owner's are xx. However, the borrower (xx had deceased on xx. Although the death certificate was found in the loan file located at xx	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) isxx. The disclosed APR of xx is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator shows moderate due to TILA Finance Charge Test and TILA APR Test failed."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Compliance Ease state regulation test failed due to Interest Rate Test.

This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lenders license type in the state where the property is located."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "The assignment of mortgage has been recorded on xx between xx to Axx. The assignment has a wrong document reference reflected of subject mortgage."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44413939	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$889.40	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.505%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx, with the lender xx which was recorded on xx
The chain of the assignment has been completed. the latest assignment from xx to xx which was recorded on xx
No active judgments or liens have been found.
2015 combined jurisdiction 1st and 2nd installment taxes have been paid each in the amount of $xx onXX/XX/XX16 andXX/XX/XX16.
2016 combined jurisdiction 1st and 2nd installment taxes have been paid each in the amount of $xx onXX/XX/XX17 andXX/XX/XX17.
2017 combined jurisdiction 1st and 2nd installment taxes have been paid each in the amount of $xx onXX/XX/XX18 andXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 0 months. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history tape is in the amount of xx	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 0 months. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history tape is in the amount of xx
As per the comment dated XX/XX/XX16, the reason for default is a reduction in income.
The loan has never been modified since origination. The borrower has been making the payments as per the note.
The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. The date of the last filing isXX/XX/XX18. The POC was filed on xx in the secured claim amount of xx and an arrearage in the amount of xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. Schedule D involuntary petition dated xx states, the amount of claim without deducting the value of the collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. The post-petition due date is 7XX/XX18.
The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx on XXX/XX17.
As per the latest BPO report dated XX/XX/XX16, the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed onxxHowever, the foreclosure was put on hold as the borrower had filed bankruptcy under xx onxx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. The date of the last filing isxx. The POC was filed on xx in the secured claim amount of xx and an arrearage in the amount of xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. Schedule D involuntary petition dated xx states, the amount of claim without deducting the value of the collateral was xx and value of collateral that support for this claim was xx.However, unsecured portion remained asxx. The post-petition due date is 7XX/XX18.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Does Lender require MI is Not applicable, tape data shows No. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 001MMMMMMMMM   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History string is 001MMMMMMMMM, tape data shows 3333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMMMM100   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment History String reversed is MMMMMMMMM100, tape data shows 3333333333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Property address is XXXX , tape data isXXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.39% Comment: Total Debt is xx. Tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the Schedule-D in Voluntary petition the amount of claim is xx However, the value of the property is xx. Hence, the unsecured portion is in the amount of xx. Did not see any comments indicating Cramdown."	* XXX Risk Indicator is "Elevated" (Lvl 2) "“This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.""
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. However, the following disclosures are missing from the loan file.
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	538366	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$91.78	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.303%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$93,051.18	Not Applicable	6.375%	xx	XX/XX/XX12	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject property is dated xx with lender as xx
The chain of assignment is complete withxx, however the gap assignment required as the assignor name shows as xx but it should be
xx.
No Active judgments and liens;
2017 combined annual taxes are paid in the amount of $xx and no prior delinquent taxes were found.
The current UPB is not provided in the Payment history. as per the tape information the UPB is xx. As per the payment history asXX/XX/XX18 the last payment has been received on XX/XX/XX18 which has been applied for the due date of XX/XX/XX18, the loan is next due for XX/XX/XX18. Currently the borrower is 1 month behind his scheduled payments.
Collections Comments:As per the collection comments, the subject property is manufactured home. The loan is currently in active bankruptcy, Foreclosure has been referred to attorney on XX/XX/XX13 and complaint had been filed on XX/XX/XX13, currently the loan is in active bankruptcy.
Borrower filed xx bankruptcy on XX/XX/XX16 and plan had been confirmed on XX/XX/XX16. As per the confirmed plan borrower shall pay to trustee xx per month for arrears amount of xx and xx for the mortgage payment of xx from XX/XX16.Schedule-D in Voluntary petition shows xx as unsecured portion out of the claim amount xx Did not see comments indicating a cram down. As per the POC document dated xx the secured claim amount isxx and amount of arrears is xx
The current UPB is not provided in the Payment history. as per the tape information the UPB is xx, As per the payment history asXX/XX/XX18 the last payment has been received on XX/XX/XX18 which has been applied for the due date of XX/XX/XX18, the loan is next due for XX/XX/XX18, Currently the borrower is 1 months behind his scheduled payments.

Foreclosure Comments:Foreclsoure has been referred to attorney on XX/XX/XX13 and complaint had been filed on XX/XX/XX13, currently the loan is in active bankruptcy.
Bankruptcy Comments:Borrower filed xx bankruptcy on xx and plan had been confirmed on xx. As per the confirmed plan borrower shall pay to trustee xx per month for arrears amount of xx and xx for the mortgage payment of xx from XX/XX16. The Schedule-D in Voluntary petition shows xx as unsecured portion out of the claim amount xx. No cram down found. As per the POC document dated xx the secured claim amount is xx and amount of arrears is xx. The Trustee's Motion to Dismiss and Notice of Hearing filed on XX/XX/XX18 states that the Trustee moves that this case be dismissed as the debtor's payments are not current.	This modification agreement was made between Borrower xx and (Servicer) xx dated on xx
The reason for modification is financial hardship.
As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 6.375% beginning from XXX/XX12 with a maturity date xx. The interest bearing amount is xx.
HUD-1 Closing Statement Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Foreclosure initiated after origination. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value: XXX/XX12   Variance: -9 (Days)   Variance %:    Comment: The modification date is XX/XX/XX12 as per the modification.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No MI required.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 144444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 1444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444441   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 1444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1XXXX   Tape Value: 1XXXX Variance:    Variance %:    Comment: Per note property address is XXXX  Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Manufactured Housing   Tape Value: Mobile Home   Variance:    Variance %:    Comment: The property is manufactured home as per the appraisal.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: As per the payment history. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX06 till XX/XX/XX18, however recent 24 months comment history required. Therefore the comments are missing from XX/XX/XX18 till XX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file, however, the fees are updated from estimated HUD-1."
* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition filed on xx shows xxas unsecured portion out of the claim amount xx. No cram down found."	* Property is Manufactured Housing (Lvl 2) "Available appraisal located atxx states the subject property type is manufactured home with Piers/permanent foundation. However latest tax report attached with updated title report dated XX/XX/XX18 does not confirm the property is affixed or not from the tax assessments. The BPO dated XX/XX/XX18 located at - xx shows property type as Manufactured Home and taxed as real property and foundation type as Skirted. The xx endorsement attached with Final title policy shows the land as defined in the policy includes the manufactured housing unit."
* Property Damage (Lvl 2)     "Comments dated XX/XX/XX10states borrower is delinquent as Repairs have been made of the damage caused on Feb 2010 due to storm, loss due to roof damage, comments dated XX/XX/XX10 stated date of loss on XX/XX/XX10, borrower received amount of xx with check date of XX/XX/XX10 and check # xx. However, there is no any information found regarding current unrepair damage is available on the property."
* Title Review shows break in assignment  (Lvl 2)     "As per the updated title report, the chain of assignment is complete with xx, however the gap assignment required as the assignor name shows as Mortgage xxx Systems, Inc but it should be xx, Inc as nominee for xx
* Settlement date is different from note date (Lvl 2)     "Settlement date updated as XX/XX/XX02 as per the Hud-1 which is different from the note date XX/XX/XX02."
* Missing Required Disclosures (Lvl 2)     "The list of service providers are missing in the loan files."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing in the loan files. (Choice of Insurer, MI Borrowers Bill of Rights, MI Consumer Caution and Homeownership Counseling Notice, Choice of Insurance Agent)."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31905456	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,621.28	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.797%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$227,193.22	$39,999.69	2.000%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated XX/XX/XX18, the loan was originated o xx in the amount of xx in the favor of lender “xx.” which was recorded on xx. The chain of assignment is complete as the loan is with current assignee is “xx.”
There are no active judgments or liens found against the subject property/ borrower.
The property taxes of the year 2017-18 are paid in the amount of $xx. Prior year’s taxes are not delinquent.	According to the latest payment history as ofXX/XX/XX18, the borrower has been delinquent from 6XX/XX16 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX16. The current unpaid principal balance is xx. Current P&I is xx and the current interest rate is 2.000%. The borrower is paying according to the modification agreement dated XX/XX/XX12.	Collections Comments:According to the latest collection comments as ofXX/XX/XX18, the borrower has been delinquent from 6XX/XX16 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX16. The current unpaid principal balance is xx. Current P&I is xx and the current interest rate is 2.000%. The borrower is paying according to the modification agreement dated xx.
Currently the loan is not in active foreclosure.
The borrower had filed bankruptcy onXX/XX/XX16 under xx with case xx. The POC was filed by the subject creditor on xx with the claim amount of xx and the amount of arrearage is xx. The motion for relief from stay was filed on xx. The plan was confirmed on XX/XX/XX16. Schedule D of the voluntary petition dated XX/XX/XX, shows amount of claim is xx and value of collateral is xx. Hence; the unsecured portion is xxx. The debtor will pay to the creditor according to the note term.
According to the collection comment and the exterior BPO report dated XX/XX/XX18, located at xx" the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy on xx under xx with case xx. The POC was filed by the subject creditor on xx with the claim amount of xx and the amount of arrearage is xx. The motion for relief from stay was filed on xx. The plan was confirmed on XX/XX/XX16. Schedule D of the voluntary petition dated xx, shows amount of claim is xx and value of collateral is xx. Hence; the unsecured portion is xx. The debtor will pay to the creditor according to the note term.
The loan modification agreement made on xx between "xx" (Borrower) and "xx". The new modified unpaid principal balance is xx. The principal balance is deferred in the amount of xx. Hence, interest bearing amount is xx. The new modified P&I is xx and new interest rate is 2.000%. The first payment begun on 1XXX/XX12 and xx will be the new maturity date.	Missing Required State Disclosures	Field: Borrower First Name Loan Value: XXXX Tape Value: In the Estate ofXXXX |---| |----| Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: 1XXXX   Variance:    Variance %:    Comment: updated as per the note.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.32% Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to the available death certificate located at "xx" the primary borrower "xx" was deceased on XX/XX/XX12."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of the voluntary petition dated xx, shows amount of claim is xx and value of collateral is xx. Hence; the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "xx" state and following require state disclosure are missing from the loan file.
1) Appraisal Fee Disclosure.
2) Offer of Title Insurance.
3) Choice of Title Insurer.
4) Choice of Insurer (any type of insurance).
5) Notice of Rights.
																																																																																								6) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34533670	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,681.16	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	39.476%	First	Final policy	Not Applicable	xx	XX/XX/XX12	$188,912.28	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated on xx with xx. The chain of assignment is complete as the subject mortgage is currently with xx.
There are two junior mortgage open found in the total amount of $xx as below.:-
1) Mortgage in the amount of xxfavor of xx which was recorded on xx.
2) Mortgage in the amount of xx.00 favor of xx which was recorded on xx
There are two code enforcement Lien against the subject property open found in the amount of $xx as below. :-
1) Code Enforcement Lien against the against the property in the amount of xx favor of xx which was recorded on xx
2) Code Enforcement Lien against the against the property in the amount of xx favor of xx which was recorded on xx
There are three state tax lien judgment against the borrower open found in the total amount of $xx as below. :-
1) State tax lien judgment against the borrower in the amount of xxfavor of xx which was recorded on xx
2) State tax lien judgment against the borrower in the amount of xx favor of xx which was recorded on xx
3) State tax lien judgment against the borrower in the amount of xx favor of xx which was recorded on xx
There is one senior judgment against the borrower open found in the amount of xxfavor of xx which was recorded  on xx
There are three civil judgment against the borrower open found in the total amount of $xx as below. :-
1) Civil judgment against the borrower in the amount of xx favor  of xx which was recorded on xx
2) Civil judgment against the borrower in the amount of xx favor  of xx which was recorded on xx
3) Civil judgment against the borrower in the amount of xx favor  of xx which was recorded on xx
As per updated title report, combined annual taxes for the year of 2018, was paid in the amount of $xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 5XX/XX18 in the amount xx which was applied to 1XXX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx	Collections Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed on 9XX/XX15. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. No document or servicing comments were found that indicates property had a cram down. As per xx plan debtor shall pay to the trustee the sum of xx per month for 16 months, then xx per month for 44 months. Motion for relief filed onXX/XX/XX16.
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral 7XX/XX13 by attorney. Judgment was entered on xxand foreclosure sale schedule for xx.  Due to filing of bankruptcy by borrower on1XXX/XX14  FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 5XX/XX18 in the amount xx which was applied to 1XXX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx
As per latest BPO datedXX/XX/XX18 subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral 7XX/XX13 by attorney. Judgment was entered onXX/XX/XX17 and foreclosure sale schedule for 1XXX/XX14.  Due to filing of bankruptcy by borrower on1XXX/XX14  FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case #xx on xx and plan was confirmed on 9XX/XX15. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. No document or servicing comments were found that indicates property had a cram down. As per xx plan debtor  shall pay to the trustee the sum of xx per month for 16 months, then xx per month for 44 months. Motion for relief filed on xx
This loan modification was done on XXX/XX12 between the xx(Borrower) & xx(Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.625 % and Monthly P&I is xx. The modification payment start date is 4XX/XX12 and new maturity date is xx

Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per modification in file.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: Per HUD   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Per HUA   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the updated title report dated 8XX/XX18, the subject mortgage is in lower lien position. There are two code enforcement Lien against the subject property open found in the amount of xxxx as below. :-
1) Code Enforcement Lien against the against the property in the amount of xx in favor of the xx which was recorded on xx
2) Code Enforcement Lien against the against the property in the amount of xx in favor of the xx which was recorded on xx
The subject property located in xx State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. This can be cured by pay off for above said unpaid liens."	* Title Review shows major title concern (Lvl 3) "As per the updated title report, there are three state tax liens against the borrower xx
1) State tax lien against the borrower for the amount of xx in favor of xx which was recorded on xx
2) State tax lien against the borrower for the amount of xx in favor of xx which was recorded on xx
3) State tax lien against the borrower in the amount of xx in favor of xx which was recorded on xx
The subject property located in xx State, which is a super lien state. This can be cured by pay off for above unpaid liens."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see any comments indicating cram down."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78565571	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,067.96	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.710%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$178,000.00	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	As per the review of updated title report dated XX/XX/XX18 shows that the subject mortgage was dated xx and which was recorded on xx (BK# xx) in the amount of xx, with xxc.
The chain of the assignment is complete. The latest assignment was from xx to xx., which was recorded on xx.
There are no active judgments or liens found against the borrower.
The 2018 year's County 1st taxes has been paid in the amount of $xx, for the due date XX/XX/XX18.
The 2018 year's County 2nd taxes will be due in the amount of $ xx, for the due date XX/XX/XX18.
No prior year delinquent taxes are found.
As per the review of payment history shows that the borrower is current with the loan. The next payment is due for 7XX/XX18.
The last payment was received on 7XX/XX18 in the amount of xx, with rate of interest 4.000%, which was applied for 6XX/XX18. The current P&I xx and PITI is xx.
The UPB is reflecting in the amount ofxx.
The borrower is making payment modification which was made on xx. The loan has been modified twice since origination.

Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for 7XX/XX18.
The last payment was received on 7XX/XX18 in the amount of xx, with rate of interest 4.000%, which was applied for 6XX/XX18. The current P&I xx and PITI is xx.
The UPB is reflecting in the amount of xx.
The borrower is making payment modification which was made on xx. The loan has been modified twice since origination.
The reason for default as per servicing comments is the Excessive obligation. But as per the review of  servicing comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the servicing comments, the file was referred to attorney on xx.
The foreclosure was initiated and the file referred to attorney on xx. The foreclosure document "xx" the sale publication has been done on 6XX/XX16 andXX/XX/XX16 in the newspaper.
The sale was scheduled onXX/XX/XX16.  The foreclosure was put on hold due to borrower filed bankruptcy under xx with case # xx on xx and plan was confirmed on xx
As per Property Inspection Report on XX/XX/XX18, the property is occupied by the unknown. No damage is found to the property and property is in fair condition.
As per BPO Report onXX/XX/XX18, the property is occupied by the owner. No damage is found to the property and property is in good condition.
Foreclosure Comments:A sper the servicing comments, the file was referred to attorney on xx.
The foreclosure was initiated and the file referred to attorney onXX/XX/XX16. The foreclosure document "xx)" the sale publication has been done on 6XX/XX16 andXX/XX/XX16 in the newspaper.
The sale was scheduled onXX/XX/XX16.  The foreclosure was put on hold due to borrower filed bankruptcy under xx with case # xx on xx and plan was confirmed on xx
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx on xx and plan was confirmed on xx. The debtor(s) propose to pay the Trustee the sum of xx per month for 60 months.
The lender had filed POC on xx with the total amount xx and amount of arrearage is xx
Schedule D of voluntary petition dated XX/XX/XX15 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. Collection comments does not show any cram down.
This modification agreement was made between the borrower xx and lender xx, effective onxx. The reason for modification is a financial hardship.
There is no principal forgiven amount and deferred balance in this modification.
As per the modified terms, the new principal balance is xx.  First Payment had begun on 4XX/XX17  and borrower promises to pay xx monthly with a modified interest rate of 4.000%  with a maturity date will be xx
The prior modification agreement was made between the borrower xx and lender xx, effective on xx, located at “xx” in the loan file.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 |---| 32 (Days) |----| Comment: &#xxD; The loan was modified onXX/XX/XX17. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 012344444423   Tape Value: 333333333221223333333333   Variance:    Variance %:    Comment: As per the payment history string as 01234444444423.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 324444443210   Tape Value: 333333333222122333333333   Variance:    Variance %:    Comment: As per the payment history string Reversed as 324444443210.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is in the amount of xx. Collection history does not reflect any Cram down comment."	* Missing Required State Disclosures (Lvl 2) "The Subject property is located in xx state. The below Required State disclosures are missing in the given loan file.

1. Choice of Settlement Agent Disclosure
2. Disclosure of Charges For Appraisal or Valuation
3. Copy of Appraisal or Statement of Appraised Value
4. Affiliated Business Disclosure."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.

This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: Loan Data: xxComparison Data : xx Variance: -xx

TILA Foreclosure Rescission Finance Charge Test: Loan Data: xx Comparison Data: xx Variance: -xx

This loan failed the TILA finance charge test.

The finance charge is xx. The disclosed finance charge ofxx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test.

The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Required Affiliated Business disclosure document is missing in the given loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2902190	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,937.01	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.927%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of xx/xx/xx18 shows subject mortgage was originated on xx in the amount of xx with xx, which was recorded on xx at Ins#xx

The chain of assignment has been completed. Currently, the mortgage is with "xx.", as a current assignee.

There is one junior mortgage lien in the favor of "xx"  to secure the loan amount of $xx, which was recorded on xx at Ins#xx

No delinquent taxes have been found.	According to payment history datedXX/XX/XX18, the loan is currently due for the payment XXX/XX16. The last payment was received on 5XX/XX18 in the amount of xx which was applied to XXX/XX16. The UPB reflected is in the amount of xx. The borrower has been making payments as per the terms of the note.	Collections Comments:The loan is active in bankruptcy and is due for XXX/XX16. The last payment was received on 5XX/XX18 in the amount of xx which was applied to XXX/XX16. The UPB reflected is in the amount of xx. The borrower has been making payments as per the terms of the note.
The loan has not been modified since origination.
Unable to determine the reason for default.
As per  servicing comment datedXX/XX/XX18, the borrower declined the loan modifiecation; However, the intention of the borrower is to keep the proeprty.
According to PACER records,  the borrower had filed Ch 13 bankruptcy, case#xx on xx. The plan was confirmed on xx.  The xx plan filed onXX/XX/XX17 reflects that debtor intends to retain and pay post petition mortgage payment directly.
The BPO report dated XX/XX/XX18 reflects no signs of exterior damage to the property.

Foreclosure Comments:As per servicing comment datedXX/XX/XX17, the FC sale for xx has been postponed toXX/XX/XX17 due to bankruptcy filed by the borrower. Currently, the file is on hold due to active bankruptcy.

Bankruptcy Comments:According to PACER records, the borrower had filed Ch 13 bankruptcy, case#xx on xx. The plan was confirmed onXX/XX/XX17. The xx plan filed on xx reflects that debtor intends to retain and pay post petition mortgage payment directly.	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Lender does not require MI for this loan. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the payment string is 4444xx; However, the taper reflects as 333xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the payment string is 4444xx; However, the tape reflects as 333xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD document, the transaction is Refinance; However, the tape reflects as Cash out.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per appraisal report and rider attached with mortgage, the property type is PUD; However, the tape reflects as Single Family.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.33% Comment: As per payment history, the total debt is xx; However, the tape reflects as xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to updated title report dated 8XX/XX18, the borrower "xx" is deceased; However, no death certificate was found and date of the death is also not available."	* XXX TILA Test Failed (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance-xxxx"
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1, the settlement date is xx, which is different than the note date xxx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed TILA Foreclosure Rescission Finance Charge Test"
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87948455	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,577.33	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.276%	First	Commitment	Not Applicable	xx	XX/XX/XX09	$483,015.34	$223,615.00	2.000%	xx	XX/XX/XX09	Convert ARM to Fixed	According to the updated title report dated XX/XX/XX18, the loan was originated on xx in the amount of xx in the favor of lender “xx” which was recorded on xx. The chain of assignment is complete as the loan is with current assignee is “xx”

There is an open state tax lien found against the borrower in the amount of xx in the favor of "xx" which was recorded on XX/XX/XX18.

Property taxes of the year 2017-18 are paid in the amount of $xx. Taxes of the prior years are not delinquent.	According to the latest payment history as ofXX/XX/XX18, the borrower is delinquent from XX/XX/XX18, the last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX17. The current unpaid principal balance is xx. The current P&I is xx and the current Interest rate is 5.000%. The borrower is paying according to the modification agreement dated xx	Collections Comments:TAccording to the collection comments as ofXX/XX/XX18, the borrower is delinquent from XX/XX/XX18, The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX17. The current unpaid principal balance is xx. The current P&I is xx and the current Interest rate is 5.000%. The borrower is paying according to the modification agreement dated XX/XX/XX09.
Currently the loan is not in active foreclosure.
The borrower had filed bankruptcy onXX/XX/XX14 under xx with case xx. The POC was filed by lender on xx with the claim amount of xx and the amount of arrearage is xx. The motion for relief from stay was filed onXX/XX/XX16.  The plan was confirmed on XX/XX/XX14. According to xx plan the debtor will pay to the trustee for the subject creditor in the amount of xx for next 60 months 50 months for total paid of the arrearage.
According to the schedule D of the Voluntary petition dated XX/XX/XX14, the loan has been determined to have an unsecured debt as the Value of Collateral is xx, amount of claim is xx. Hence; the unsecured portion is xx.
According to the collection comments and the latest exterior BPO report dated xx, located at "xx", the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy onXX/XX/XX14 under xx with case xx. The POC was filed by lender on xx with the claim amount of xxand the amount of arrearage is xx. The motion for relief from stay was filed on xx.  The plan was confirmed on XX/XX/XX14. According to xx plan the debtor will pay to the trustee for the subject creditor in the amount of xx for next 60 months 50 months for total paid of the arrearage.
According to the schedule D of the Voluntary petition dated xx, the loan has been determined to have an unsecured debt as the Value of Collateral is xx, amount of claim is xx. Hence; the unsecured portion is xx
The loan Modification agreement made on xx between “xx” ("Borrower") and “xx ” (Lender). The new modified unpaid principal balance is xx. The borrower will make a balloon payment on the maturity date in the amount of xx. Hence; the interest bearing amount is xx
The new modified P&I is xx and new interest rate is 2.000%.The first payment begun on 1XXX/XX09 and xx will be the new maturity date. The modification has further taken 4 steps.	Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure Document Showing a Index Numerical Value	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Sale Publication |---| |----| Comment: No active foreclosure.&#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No active foreclosure.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Loan is modified on XX/XX/XX09.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Updated as per payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: MOD is step.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated as per payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated as per payment history.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX12   Variance:    Variance %:    Comment: Currently the loan is not active foreclosure.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Updated as per payment history.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the schedule D of the Voluntary petition dated XX/XX/XX14, the loan has been determined to have an unsecured debt as the Value of Collateral is xx; amount of claim is xx. Hence; the unsecured portion is xx."	* Settlement date is different from note date (Lvl 2) "The settlement date according to the final HUD 1 (xx) is different from the Note date (xx)."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "xx" state which requires following disclosures and all are missing from the loan file.
1) Impound Account Disclosure.
2) Cosigner Notice.
3) Private Mortgage Insurance Disclosure.
4) Hazard Insurance Disclosure.
5) Insurer RecommendationDisclosure.
6) Anti-Tying Disclosure.
7) Privacy Notice.
8) Notice of Right to Copy of Appraisal.
9) Application for Credit-Married Persons.
10) Fair Debt Collection Notice.
11) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative Index numerical value unavailable based on loan documents."
																																																																																								* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there is an open state tax lien found against the borrower in the amount of xx in the favor of "xx" which was recorded on XX/XX/XX18."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16933344	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,019.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.632%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$187,511.52	$43,761.53	4.250%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage originated on xx with xx “Lender”, which was recorded on xx.
The chain of assignment has been completed. The latest assignment is with xx, which was recorded on xx; however, there is missing assignment from xx to xx.
Two junior mortgages against the subject property have been found as follows:
First in the favor of xx, in the amount of xx which was recorded on xx
Second in the favor of xx, in the amount of xx which was recorded on xx
Also, two credit card judgment as follows:
First in the favor of xx, in the amount of xx which was recorded on xx
Second in the favor of xx, which was recorded on xx; however, there is no amount of judgment.
Taxes:
The school annual taxes of 2018/2019 are due onXX/XX/XX18 in the amount of $xx.
The other annaul taxes in 2018 are due onXX/XX/XX18 in the amount of $xx
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 21 months and the next due date for the payment is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX16. The current UPB as per the tape data is xx. The borrower has been making the payments as per the modification agreement datedXX/XX/XX13.	Collections Comments:According to the servicing comments, the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX16. The current UPB as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx
Recent comments do not validate any reason for default.
The loan had been modified onXX/XX/XX13. The unpaid principal balance is xx with the interest rate of 4.250%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX13. The maturity date will be on xx
The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The service was completed on xx. The judgment was entered onXX/XX/XX16.; however, the foreclosure was put on hold as the borrower had filed the bankruptcy on xx. The loan is currently in the bankruptcy.
The borrower xx had filed the bankruptcy under xx plan on xx. The plan was confirmed onXX/XX/XX17. According to the xx plan, the debtor shall pay to the trustee the sum of xx fromXX/XX tillXX/XX, then xx fromXX/XX tillXX/XX and xxxx fromXX/XX toXX/XX for the total amount of xx. The date of the last filing of bankruptcy was 4XX/XX18.
The comments dateXX/XX/XX12 to 4XX/XX18 do not show any occupancy information.
 According to the BPO report dated  xx located at (xx), the subject property has been occupied by an unknown party and is in average condition. The “As is Price” is xx

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attoney on xx. The complaint was filed on XX/XX/XX15. The service was completed on xx. The judgment was entered onXX/XX/XX16.; however, the foreclosure was put on hold as the borrower had filed the bankruptcy onXX/XX/XX17. The loan is currently in the bankruptcy.
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx plan on xx. The plan was confirmed onXX/XX/XX17. According to the xx plan, the debtor shall pay to the trustee the sum of xx fromXX/XX tillXX/XX, then xx fromXX/XX tillXX/XX and xxxx fromXX/XX toXX/XX for the total amount of xxx. The date of the last filing of bankruptcy was 4XX/XX18.	This modification agreement was signed between the borrower xx and the lender xx onxx
The unpaid principal balance is xx with the interest rate of 4.250%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX13. The maturity date will be on xx

Loan Program Info Disclosure Missing Dicsloures Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Judgment Entered Tape Value: Sale Publication |---| |----| Comment: According to the tape data Current Foreclosure Status is Sale Publication and as per the data provided to us it is Complaint Filed. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Did a Modification change Note terms No and as per the data provided to us it is yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Does Lender G/L Required MI is No and as per the data provided to us it is Not Applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String is 333333333333333333333333 and as per the data provided to us it is 111444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is 333333333333333333333333 and as per the data provided to us it is 444444444111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: According to the tape data Property Address Street is XXXX  and as per the data provided to us it is XXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: According to the tape data Property Type is Single Family and as per the data provided to us it is PUD.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: According to the tape data Total Debt/Full Legal Balance is xx and as per the data provided to us it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. There are no comments indicating a cram down.”"	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan Program Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of assignment has been completed. The latest assignment is with xx, which was recorded onXX/XX/XX18; however, there is missing assignment from xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65314392	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,101.43	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.502%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$113,849.16	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	The updated-title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx with xx (borrower) and (lender) xx in the amount of xx. The subject mortgage was recorded on xx
The chain of the assignment has been completed. The current assignment is from xx
The annual installments of combined taxes are due till XX/XX/XX18 in the amount of $xx for the year 2018.
No prior deliqnuent taxes have been found.
The review of the payment history shows that, the borrower is currently delinquent for more than 48 months and the next due date for payment is 6XX/XX14. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 5XX/XX14.
The current UPB stated in the payment history is xx. The current P&I is xx and PITI is xx. Currently, the borrower has been making the payments as per the note.	Collections Comments:The review of the servicing comments shows that the loan is in the active bankruptcy and the next due date for payment is 6XX/XX14. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 5XX/XX14.
The current UPB stated in the payment history is xx. The current P&I is xx and PITI is xx. Currently, the borrower has been making the payments as per the note.
The loan was modified on 6XX/XX16; however, the borrower has been making the payments as per the Note.
As per comments, the reason for default is the curtailment of income.
The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX14, the complaint was filed and the sale was scheduled for  xx; however, as per the ligation document filed in the loan at xx), the foreclosure was put on hold as the borrower filed litigation on xx. Later, the litigation issue was resolved and the sale was scheduled for XXX/XX17; however, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XXx.
The borrower had filed the bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The post-petition due date was 4XX/XX17. The POC was filed on xx for the secured claim amount of xx and amount of arrearage is xx
According to the modified payment plan, the debtor will pay the amount ofxx per month for 2 months, xxx per month for 2 months and xxx per month for 48 months. The payments will start fromXX/XX/XX17.
There is no any evidence of cramdown.
As per the latest comments, the subject property has been occupied by the owner and is in average condition. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX14, the complaint was filed and the sale was scheduled for  XXX/XX15; however, as per the ligation document filed in the loan at (xx), the foreclosure was put on hold as the borrower filed litigation on XXX/XX15. Later, the litigation issue was resolved and the sale was scheduled for XXX/XX17; however, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XXx.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the case #xx onxx and the plan was confirmed on xx. The post petition due date was 4XX/XX17. The POC was filed on xx for the secured claim amount of xx and amount of arrearage is xx.
According to the modified payment plan, the debtor will pay the amount of xxx per month for 2 months, xxx per month for 2 months and xxx per month for 48 months. The payments will start fromXX/XX/XX17.
There is no any evidence of cram down.

The modification agreement was done on 6XX/XX16 between the (borrower) xx and the (lender) xx
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xx. The borrower promises to pay the new UPB of xx at the interest rate of 3.875% with the modified P&I of xx.
The first payment date was due on 7XX/XX16 and the new maturity date is xx
There is no deferred balance stated.

Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The review of the foreclosure documents reveals that the loan was in foreclosure. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the modification agreement, loan was modified.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As this is a conventional loan and LTV is 73.626%, MI is not required.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the leatest payment history, the escrow balance is xx  Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The pay history string is 444444444444. However the tape shows that it is 3333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The pay history string reversal is 444444444444. However the tape shows that it is 3333333333333333333.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX56   Tape Value: 9XX/XX34   Variance: -7944 (Days)   Variance %:    Comment: The stated maturity date is 6XX/XX56. However the tape shows that it is 9XX/XX34.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 1.39% Comment: The total debt xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of xx. The following required State Disclosure is missing in the loan file.
1.xx Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Litigation (Lvl 2)     "The foreclosure was initiated and the file was referred to an attorney on XXX/XX14, the complaint was filed and the sale was scheduled for  XXX/XX15; however, as per the ligation document filed in the loan at (xx), the foreclosure was put on hold as the borrower filed litigation on XXX/XX15. Later, the litigation issue was resolved and the sale was scheduled for XXX/XX17; however, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX16."
* Settlement date is different from note date (Lvl 2)     "The settlement date isXX/XX/XX04. However the HUD-1 shows that it isXX/XX/XX04."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27331049	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,231.80	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.740%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$216,957.77	Not Applicable	3.000%	xx	XX/XX/XX11	Financial Hardship	As per the review of updated title report datedXX/XX/XX18 shows that the subject mortgage dated xx and recorded xx (BK# xx) in the amount of xx, in the favor of xx
The chain of the assignment is complete. The latest assignment was from xx, toxx., which was recorded on xx
There is one state tax lien was found against the borrower xx
The state tax lien was recorded on xx, in the amount of xx, in the favor of xx
The 2018 year's Combined 1st installment taxes have been paid in the amount of $xx, for the due date XX/XX/XX18.
The 2018 year's Combined 2nd installment taxes have been paid in the amount of $xx, for the due date XX/XX/XX18.
The 2018 year's Combined 3rd installment taxes will be due in the amount of $xx, for the due date XX/XX/XX18.
The 2018 year's Combined 4th  installment taxes will be due in the amount of $xx, for the due date XX/XX/XX18.
No prior year delinquent taxes have been found.
As per the review of payment history, the borrower is delinquent for 12 months and next due date is 6XX/XX17. The last payment was received XX/XX/XX15, in the amount of xx, with the rate of interest 3.00%, which is applied for the due date of 5XX/XX17.
The current P&I is xx .
The UPB is reflecting in the amount of xx. The borrower is making payment as per modification which was made on XX/XX/XX10. The loan has been modified once since origination.
Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for 6XX/XX17. The last payment was received XX/XX/XX15, in the amount of xx, with the rate of interest 3.00%, which is applied for the due date of 5XX/XX17.
The current P&I is xx and PITI is xx.
The UPB is reflecting in the amount of xx. The borrower is making payment as per modification which was made on XX/XX/XX10. The loan has been modified once since origination.
The reason for default is unavailable. But as per the review of  servicing comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
The foreclosure was initiated and file was referred to attorney on xx
The borrower has filed complaint onXX/XX/XX15 with case number xx
As per this document located at” xx” in the given loan file, the judgment was entered on XXX/XX16.
As per the servicing comments the sale was scheduled on xx which was postponed to XX/XX/XX17, with bid amount xx.
The foreclosure was put on hold due to the borrowers xx had filed bankruptcy under xx with case #xx on xx and plan was confirmed on XX/XX/XX17.

Foreclosure Comments:The foreclosure was initiated and file was referred to attorney on xx.
The borrower has filed complaint onXX/XX/XX15 with case number xx.
As per this document located at” xx” in the given loan file, the judgment was entered on xx
As per the servicing comments the sale was scheduled on xx which was postponed to xx, with bid amount xx
The foreclosure was put on hold due to the borrowers xx  had filed bankruptcy under xx with case # xx on XX/XX/XX16 and plan was confirmed onxx

Bankruptcy Comments:The borrowers xx had filed bankruptcy under xx with case # xx on XX/XX/XX16 and plan was confirmed on XX/XX/XX17. The debtor shall pay the total amount of xx to the xx Trustee, starting on 1XXX/XX16 for the approximate period of 2 months then xx per for the remaining 58 months.
The lender had filed POC on xx with the total amount xx and amount of arrearage isxx.	This modification agreement was made between the borrowerxx and lender xx effective on XX/XX/XX10. The reason for modification is a financial hardship.
As per the modified terms, the new principal balance is xx. There is no principal forgiven amount and deferred balance in this modification.
The first Payment had begun on XXX/XX11 and borrower promises to pay xx monthly with a modified interest rate of 3.000%, with a maturity date will be xx.
Credit Application Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 4XX/XX20 |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Judgment Entered   Tape Value: Sale Publication   Variance:    Variance %:    Comment: The foreclosure was initiated and file was referred to attorney on XXX/XX15.&#xxD; The judgment was entered on XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per Property Inspection Report on XX/XX/XX17, the property is occupied by the unknown party.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: This modification agreement was made on XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is not FHA type, therefore, MI is not reflected in HUD-1 as well as in the Final Application. Hence the value of MI is available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history string as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.18% Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Updated title report datedXX/XX/XX18 state that the deed was made on XX/XX/XX94 shows legal description xx, other document like appraisal report, and tax reports shows the same lot no and block number. However, the subject Mortgage which was originated on XX/XX/XX06 and final title policy shows the legal description as xx	* State Tax Judgment (Lvl 2) "As per the review of updated title report datedXX/XX/XX18 shows that there is one state tax lien was found against the borrower xx. The state tax lien was recorded on XX/XX/XX14, in the amount of xx, in the favor of Gxx
* Application Missing (Lvl 2)     "The Final 1003, is missing in the loan file, However, the values are updated from un executed copy of application, located at xx in the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: Loan Data: xxComparison Data: xx Variance: -xx"
* Application Not Signed by All Borrowers (Lvl 2)     "The Final 1003, is missing in the loan file, the values are updated from unexecuted copy of application, located at" xx
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in New Jersey (NJ) state. The Required State disclosures missing in the given loan file are: NJ Application Disclosure, Delivery Fee Authorization, NJ Attorney Disclosure, Unacceptability of Insurance Notice, Attorney Disclosure II, Tax Bill Information, Private Well Testing, Commitment Disclosures, Choice of Insurer Disclosure, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application, Lock-In Agreement."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease risk indicator is moderator for TILA foreclosure rescission finance charge test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing Transfer document is missing in the given loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2508365	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$953.84	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.054%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$243,132.30	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment has been completed as the current assignment is with xx. There is no active judgment or lien found pending. First installment of 2019 county taxes has been paid in the amount of $xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower has been making payments regularly and current with the loan.The next due date for payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 8XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower is making payments as per the modification.	Collections Comments:The review of the collection comment shows that the loan is in Bankruptcy and next due date for the payment is 9XX/XX18. The borrower had filed bankruptcy under xx with the case #xx on xx and the plan was confirmed XX/XX/XX17.The POC was filed on xx.The POC amount is xx and the amount of arrearage is xx.
The foreclosure was initiated and referred to attorney on xx.The complaint was filed on 6XX/XX16.However, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the case #xx on xx. The borrower has been making payments regularly and current with the loan. The next due date for payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 8XX/XX18. This loan modification agreement was made between (borrower) xx and (Lender) xx, on xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.625%  and new P&I in the amount of xx beginning from 6XX/XX14 till the maturity date xx.The loan has been modified thrice since origination. There is no provision for the balloon payment.
As per the BPO report dated XX/XX/XX18,the subject property is owner occupied. There are no damages or repairs have been observed.
Foreclosure Comments:The foreclosure was initiated and referred to attorney onXX/XX/XX16.The complaint was filed on 6XX/XX16.However, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the case #xx on xx.

Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xx o xx. The plan was confirmed on XX/XX/XX17. The voluntary petition was filed on XX/XX/XX16. Schedule D of voluntary petition dated onxxshows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. As per amended plan xx dated 0XXX/XX17, the debtor shall pay xx for the term of 60 months. The POC was filed on xx with POC amount of xxand amount of arrearage in the amount of xx	This loan modification agreement was made between (borrower) xx and (Lender) xx, on xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.625%  and new P&I in the amount of xx  beginning from 6XX/XX14 till the maturity date xx.The loan has been modified thrice since origination. There is no provision for the balloon payment.

Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Service Completed |---| |----| Comment: As per collection comment, the current status of foreclosure is complaint filed. However, the tape data reflects Service completed.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX14   Tape Value: XXX/XX11   Variance: -1190 (Days)   Variance %:    Comment: As per modification agreement, the last modified on 5XX/XX14. However, the tape data reflects on XXX/XX11.&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 76.006% and the Lender did not require MI according to the Appraisal report.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string reversed is 000444444444. However, the tape data reflects string is 333333333333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444000. However, the tape data reflects string is 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: As per the note, the subject property address isXXXX .However,tape data reflects XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.11% Comment: As per payment history, the total debt is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated on XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx."
* Comment history is incomplete (Lvl 3) "Comments are available fromXX/XX/XX11 tillXX/XX/XX18. Comment history is missing fromXX/XX/XX18 toXX/XX/XX18 as we required latest 24 months collection."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1.Lead-Based Paint Disclosure
2.Mortgage Loan Application Disclosure
3.Carbon Monoxide Alarms
4.MA Smoke Detector Certificate
5.Notice of the Specific Reason for Denial of Credit
																																																																																								6.Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36114281	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,120.57	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.373%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedxx/xx/xx18 shows the subject mortgage was originated on xx withxx
The chain of assignment has been completed as currently the assignment is with xx which was recorded on xx
No active judgment and lien has been found pending against the borrower.
2018 county taxes have been paid off in the total amount of $xx
No prior years delinquent taxes have found pending.	As ofXX/XX/XX18 payment history, the borrower is current with the loan and next payment due date is for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 7XX/XX18. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx
The borrower has been making payment as per note interest rate and terms.	Collections Comments:The loan is in active bankruptcy and the borrower is current with the loan as the next payment due date is for 8XX/XX18.
As ofXX/XX/XX18 payment history, the borrower is current with the loan and next payment due date is  for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 7XX/XX18. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx
The borrower has been making payment as per note interest rate and terms.
The borrower xx had filed bankruptcy under xx with case#xx on xx and plan was confirmed on 1XXX/XX16. The voluntary petition was filed on with amount of claim The POC was filed on xx with secured claim amount of xx and arrearage is in the amount of xx. As per xx plan dated xx, the debtor shall pay to the trustee the amount of xx every month for 36 months.
As per collection comments the subject property is occupied by owner with average condition and maintained,
No evidence of subject property damage has been found in the collection comments and document.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx on xx and plan was confirmed on 1XXX/XX16. The voluntary petition was filed on with amount of claim The POC was filed on xx with secured claim amount of xx and arrearage is in the amount of xx. As per xx plan dated xx, the debtor shall pay to the trustee the amount of xx every month for .	Not Applicable	Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advanced Recoverable Per Payment History. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lnder G/L Required No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000004444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 000004444444.. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444400000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 44444440000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: Property Address Street XXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Total Debt / Legal Balance per Payment History xx.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Washington State and the WA state requires total 1 which is missing from the loan file.
1)Purchase Money Residential Mortgage Loan Closing Valuation Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42701488	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$552.53	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	32.187%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx
Chain of assignment is complete.
There is state tax Lien in the amount of $xx - xx
Annual county taxes for the year of 2017 have been paid in the amount of $xx
No delinquent taxes have been found for the prior years.

The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX17. The current P&I is xx and rate of interest is 7.75%. The current unpaid principal balance is in the amount of xx
Collections Comments:Borrower had filed bankruptcy under xx with the Case # xx on xx and the plan was confirmed on xx. As per amended plan the borrower will pay xx for 60 month. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. The foreclosure was put on hold because the borrower filed bankruptcy xx with case #xxS on xx.
As per latest BPO datedXX/XX/XX18 state that the subject property is in average condition.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. The foreclosure was put on hold because the borrower filed bankruptcy xx with case # xx on xx. Further action is awaited.
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the Case #xx on xx and the plan was confirmed on xx As per amended plan the borrower will pay xx for 60 month. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx
Not Applicable	Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: Not Applicable Tape Value: 8XX/XX19 |---| |----| Comment: Reviewer updated per documents found in BOX&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Application indicates on page one and in schedule of REO that this is an invetment property - not owner occupied   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.35% Comment: Legal balance is xx Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX shows amount of claim without deducting value of collateral is xx and value of collateral is xx however unsecured portion remained as xx. Collection comments does not show any cram down."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* State Tax Judgment (Lvl 2)     "Updated title report 8XX/XX18 state that the state tax lien against subject borrower in the total amount of xx, recorded on XX/XX/XX16 and filed by state of Delaware."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79689712	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$3,127.30	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	61.348%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$419,833.92	$125,950.18	4.000%	xx	XX/XX/XX14	Financial Hardship	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx. Chain of assignment is incomplete as current assignee is xx. There is a outstanding water lien against the borrower/property.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The UPB as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx. The borrower has been making payment as per modification agreement made on effective date of xx	Collections Comments:Collection comments available from XX/XX/XX12 till XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The UPB as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payment as per modification agreement made on effective date of xx
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX14 and ends with the maturity date of xx
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XXX/XX54. The UPB that has been amortized is xx as an interest bearing amount.
Collection comment dated XX/XX/XX17 shows that the foreclosure had been referred to attorney on XX/XX/XX14. Available notice of lis pendence shows that the foreclosure complaint was filed on xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
Borrower xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx
The loan is currently performing.
The BPO report dated XX/XX/XX18 shows that the subject property is owner occupant. BPO report dated XX/XX/XX18 shows that minor repairs are needed. The estimated repair cost are in the amount of xx for interior paint and xxx for roof repairs totaling in the amount of xx. Collection comments does not show any comment stating that the repairs have been completed or not.

Foreclosure Comments:Collection comment dated XX/XX/XX17 shows that the foreclosure had been referred to attorney on XX/XX/XX14. Available notice of lis pendence shows that the foreclosure complaint was filed on XX/XX/XX15; however, the foreclosure process was put on hold due to borrower filing bankruptcy on XX/XX/XX15.
Bankruptcy Comments:Borrower xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx.
POC was filed by xx. on xx, in the secured claim amount xx and an arrearage in the amount of xx	Loan Modification agreement was made between borrower “xx”, with lender “xx.” The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX14 and ends with the maturity date of xx The borrower agrees to pay the amount of xx as deferred balance on the maturity date xx. The UPB that has been amortized is xx as an interest bearing amount.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Post-Sale Redemption Expired |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value: 1XXX/XX11   Variance: -774 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest only period verified   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: mod type verified   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001124444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444421100000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: 1XXXX   Variance:    Variance %:    Comment: addess verified   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in on second lien position. Updated title report dated XX/XX/XX18 shows that there is one unpaid water/sewer lien against the property recorded on xx in the amount of xx which is in the favor of xx
The subject property is located in the state of xx, hence there is a possibility of subject property to be getting foreclosed due to above said unpaid lien.
It can be cured by paying off the said unpaid lien with interest and late charges (if any)."
* Title Review shows major title concern (Lvl 4)     "Updated title report dated XX/XX/XX18 shows that there is one unpaid water/sewer lien against the property recorded on XX/XX/XX07 in the amount of xxxx which is in the favor of xx
The subject property is located in the state of xx, hence there is a possibility of subject property to be getting foreclosed due to above said unpaid lien.
It can be cured by paying off the said unpaid lien with interest and late charges (if any)."	* Property Damage (Lvl 3) "BPO report dated XX/XX/XX18 shows that minor repairs are needed. The estimated repair cost are in the amount of xx for interior paint and xxx for roof repairs totaling in the amount of xx. Collection comments does not show any comment stating that the repairs have been completed or not."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as the loan is failing for TILA Finance ChargeTest."
* DTI > 60% (Lvl 2)     "Final application shows total monthly income of the borrower is xx; however, the total monthly debts are in the amount of xx
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosure; however, they are missing from the loan file;

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. However, the chain of assignment is a gap from xx to xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "Final HUD-1 shows settlement date as xx; however, original note date is xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$8,800.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70577271	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,347.33	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.530%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$97,900.00	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows the subject mortgage was originated on xx in favor of xx. and also was recorded on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx. and it was recorded on xx
No active judgments or liens have been found pending.
Combined annual taxes of year 2018 have been paid off in the amount of $xx onXX/XX/XX18.
No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been delinquent only for 1 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 8XX/XX18. Next due date is 7XX/XX18. The current P&I is xx and rate of interest is 3.500%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 5XX/XX17.	Collections Comments:The loan is in active bankruptcy. The foreclosure was initiated and the case was referred to attorney on 1XXX/XX15. The foreclosure activity was put on hold as the borrower xx had filed bankruptcy under xx with case #xx onXX/XX/XX16 and plan was confirmed on xx. As per this plan the debtor shall pay the total amount of xx to the xx Trustee, for per month for the period of 60 months. The lender had filed POC onXX/XX/XX16 with the total amount xx and amount of arrearage isxx. The objection to confirmation of the plan was filed onXX/XX/XX16(xx shows Secured Creditor respectfully requests this Court sustain the objections stated herein and deny confirmation of Debtor’s Plan, and for such other and further relief as the Court may deem just and proper.
The stipulation agreement filed onXX/XX/XX17(Dco#87) reveals that the debtor and creditor authorized to execute and record the loan modification agreement. The secured claim for prepetition mortgage arrears filed by the creditor as claim No10-1 on the PACER claim register is deemed modified to reflect the amount paid by the trustee as of the date of entry of this order, with any and all balance due on said claim reduced to xxx and the trustee cease all further payments to creditor on the claim.
As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment of xx at the rate of interest of 3.5%. The P&I is in the amount of xx. The principal amount of forgiven is in the amount of xx. The new stated maturity date is xx
The motion for relief from stay was filed on XXX/XX18. However, the relief from the automatic stay has been denied by the court.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been delinquent only for 1 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 8XX/XX18. Next due date is 7XX/XX18. The current P&I is xx and rate of interest is 3.500%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx
This loan modification was done on 5XX/XX17 between the xx(Borrower) & xx (Lender).  The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 3.500 % and Monthly P&I is xx. The modification payment start date is 6XX/XX17 and new maturity date is xx
The BPO report dated 5XX/XX18 reflects the subject property is occupied by the owner and in average condition.

Foreclosure Comments:The foreclosure was initiated and the case was referred to attorney on xx. The foreclosure activity was put on hold as the borrower xx had filed bankruptcy under xx with case #xx onXX/XX/XX16 and plan was confirmed on XX/XX/XX17. No further information is available.

Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case #xx on xx and plan was confirmed on xx. As per this plan the debtor shall pay the total amount of xx to the xx Trustee, for per month for the period of 60 months. The lender had filed POC onXX/XX/XX16 with the total amount xx and amount of arrearage is xx. The objection to confirmation of the plan was filed onXX/XX/XX16(xx shows Secured Creditor respectfully requests this Court sustain the objections stated herein and deny confirmation of Debtor’s Plan, and for such other and further relief as the Court may deem just and proper.
The stipulation agreement filed onXX/XX/XX17(Dco#87) reveals that the debtor and creditor authorized to execute and record the loan modification agreement. The secured claim for prepetition mortgage arrears filed by the creditor as claim No10-1 on the PACER claim register is deemed modified to reflect the amount paid by the trustee as of the date of entry of this order, with any and all balance due on said claim reduced to xxx and the trustee cease all further payments to creditor on the claim.
As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment of xx. The P&I is in the amount of xx. The principal amount of forgiven is in the amount of xx. The new stated maturity date is xx
The motion for relief from stay was filed on xx. However, the relief from the automatic stay has been denied by the court.
This loan modification was done on 5XX/XX17 between the xx (Borrower) & xx, (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 3.500 % and Monthly P&I is xx. The modification payment start date is 6XX/XX17 and new maturity date is xx

The borrower xx had filed bankruptcy under xx with case #xx on xx and plan was confirmed on xx As per this plan the debtor shall pay the total amount of xx to the xx Trustee, for per month for the period of 60 months. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx. The objection to confirmation of the plan was filed onXX/XX/XX16(xx shows Secured Creditor respectfully requests this Court sustain the objections stated herein and deny confirmation of Debtor’s Plan, and for such other and further relief as the Court may deem just and proper.
The stipulation agreement filed onXX/XX/XX17(Dco#xx reveals that the debtor and creditor authorized to execute and record the loan modification agreement. The secured claim for prepetition mortgage arrears filed by the creditor as claim No10-1 on the PACER claim register is deemed modified to reflect the amount paid by the trustee as of the date of entry of this order, with any and all balance due on said claim reduced to xxx and the trustee cease all further payments to creditor on the claim.
As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment of xx at the rate of interest of 3.5%. The P&I is in the amount ofxx. The new stated maturity date is xx
The principal amount of forgiven is in the amount of xx which exceeds 2% of loan modification amount.
Origination Appraisal Missing Required State Disclosures Missing Dicsloures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the servicing comments the Current Foreclosure Status is Yes. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX17   Tape Value:XX/XX/XX17   Variance: 52 (Days)   Variance %:    Comment: The Document Date of the Last Modification is 5XX/XX17.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: In loan file MI Cert file is requried.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 120001200000   Tape Value: 210002100000033333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 12000012000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000002100021   Tape Value: 333333333030000001200012   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000210002100.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.46% Comment: In loan file TOtal Debt/ Legal Balance per Payment History amount is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The borrower xx had filed bankruptcy under xx with case #xx on xx and plan was confirmed on xx. As per this plan the debtor shall pay the total amount of xx to the xx Trustee, for per month for the period of 60 months. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx. The objection to confirmation of the plan was filed on xx(xx shows Secured Creditor respectfully requests this Court sustain the objections stated herein and deny confirmation of Debtor’s Plan, and for such other and further relief as the Court may deem just and proper.
The stipulation agreement filed onXX/XX/XX17(Dco#xx) reveals that the debtor and creditor authorized to execute and record the loan modification agreement. The secured claim for prepetition mortgage arrears filed by the creditor as claim Noxx on the PACER claim register is deemed modified to reflect the amount paid by the trustee as of the date of entry of this order, with any and all balance due on said claim reduced to xxx and the trustee cease all further payments to creditor on the claim.
As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment of xx at the rate of interest of 3.5%. The P&I is in the amount of xx. The new stated maturity date is xx
The principal amount of forgiven is in the amount of xx which exceeds 2% of loan modification amount."	* Missing Appraisal (Lvl 2) "Appraisal at the origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file.
1.xx Consumer Credit Disclosure / Fair Credit Reporting Notice
2.xx Interest Rate Disclosure
3.xxHazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.xx Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
* Describe the BK payment plan (Lvl 2)     "The loan was originated on xx for the amount of xx. The borrower xx had filed bankruptcy under xx with case #xx on xx and plan was confirmed on XX/XX/XX17. As per this plan the debtor shall pay the total amount of xx to the xx Trustee, for per month for the period of 60 months. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx. The objection to confirmation of the plan was filed on xx(xx shows Secured Creditor respectfully requests this Court sustain the objections stated herein and deny confirmation of Debtor’s Plan, and for such other and further relief as the Court may deem just and proper.
The stipulation agreement filed onXX/XX/XX17(Dco#87) reveals that the debtor and creditor authorized to execute and record the loan modification agreement. The secured claim for prepetition mortgage arrears filed by the creditor as claim No10-1 on the PACER claim register is deemed modified to reflect the amount paid by the trustee as of the date of entry of this order, with any and all balance due on said claim reduced to xxx and the trustee cease all further payments to creditor on the claim.
As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment of xx at the rate of interest of 3.5%. The P&I is in the amount of xx. The principal amount of forgiven is in the amount of xx. The new stated maturity date is xx.
The motion for relief from stay was filed on xx. However, the relief from the automatic stay has been denied by the court."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not signed by the borrower however date is printed on ROR."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers missing from loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51459504	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,375.99	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.643%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$166,839.45	$2,274.45	3.625%	xx	XX/XX/XX16	Financial Hardship	Updated title report as of XX/XX/XX18 shows subject mortgage lien position is first. Subject mortgage was recorded on xx in the amount of xx with xx. Chain of assignment is complete as current assignee is xx. However, updated title report states that there is a defect with mortgage associated document. It further states that assignment "xx" recorded on xx was made in error and is invalidated and nullified.
No active judgments or liens have been found.
Annual estimated tax is $xx with no prior years delinquency.	As of XX/XX/XX18 payment history, the borrower has been delinquent for 3 months and next payment due date was for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for due date ofXX/XX/XX18. As per payment history, the current UPB is xx
The borrower has been making payments modification interest rate and terms.	Collections Comments:The loan is in active bankruptcy and next payment due date was for XXX/XX18.
As of XX/XX/XX18 payment history, the borrower has been delinquent for 3 months and next payment due date was for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for due date ofXX/XX/XX18. As per payment history, the current UPB is xx
The borrower has been making payments modification interest rate and terms.
Foreclosure was initiated on loan and file was referred to attorney on XX/XX/XX17. Servicing comment states loan was approved to proceed to foreclosure sale. The biding instruction received by attorney on xx. FC sale was scheduled for the date of XX/XX/XX18 but it was canceled due to BK filling. Borrower filed bankruptcy CH 13 case # xx on xx. Loan is still in active bankruptcy.
Debtor xx had filed the bankruptcy CH 13 case #xx on xx. Post petition due date was XX/XX/XX18. POC was filed on xx with POC amount xx and arrearage xx. CH 13 plan got confirmed onxx. As per xx plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months.
No evidence of damage or repair has been found. It seems property is in good condition. Also latest exterior BPO report dated xx states that the property is in average condition.

Foreclosure Comments:Foreclosure was initiated on loan and file was referred to attorney on xx. Servicing comment states loan was approved to proceed to foreclosure sale. The biding instruction received by attorney onXX/XX/XX17. FC sale was scheduled for the date of xx but it was canceled due to BK filling. Borrower filed bankruptcy CH 13 case # xx on xx. Loan is still in active bankruptcy.
Bankruptcy Comments:Debtor xx had filed the bankruptcy CH 13 case # xx on xx. Post petition due date was xx. POC was filed on XX/XX/XX18 with POC amount xx and arrearage xx. CH 13 plan got confirmed on xx. As per xx plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months.	Loan modification agreement was made between borrower and lender effective on XX/XX/XX16 with the new principal balance of xx with the fixed interest rate of 3.625%. The borrower promised to pay monthly P&I payment in the amount of xx beginning from XX/XX/XX16 until the maturity date of XX/XX/XX56.	Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Awaiting Sale |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX16   Variance: -5 (Days)   Variance %:    Comment: Last date of MOD is XX/XX/XX16, tape shows XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 3333333333333333333333333333&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 3333333333333333333333333333   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX56   Tape Value: XXX/XX38   Variance: -6817 (Days)   Variance %:    Comment: Stated maturity date is XX/XX/XX56, tape shows XX/XX/XX38   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.88% Comment: Tape Source: Initial Tape Type:	B	* Servicing comments indicate that the loan was/has partial/full charge off (Lvl 3) "Payment history dated XX/XX/XX16 shows Full Settlement on Fcl'd Loan. Comment datedXX/XX/XX17 shows the principal amount of xx has been paid off and the transaction code name shows the Loan Removed per Release of Servicing. However, further transaction dated XX/XX/XX17 shows that it was reversed stating loan principal balance set-up. Also servicing comment dated XX/XX/XX18 states "xx has submitted the release request to the custodian, and will send CTC's of the requested collateral". Pay history servicer tape still shows UPB xx and last irregular payment has been applied on xx in the amount of xx for due date xx. Updated title report as of XX/XX/XX18 still shows subject mortgage as open."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "Chain of assignment is complete as current assignee is xx. However, updated title report states that there is a defect with mortgage associated document. It further states that assignment "xx" recorded on xx was made in error and is invalidated and nullified."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68161669	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,948.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	43.740%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$171,336.87	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/XX18, the loan was originated on xx in the amount of xx in the favor of lender “xx” which was recorded on xx. The chain of assignment is complete as the loan is with current assignee is “xx.”
1)There is an open junior mortgage on the subject property in the amount of xx in the favor of “xx” which was recorded on xx
2) There is an active credit judgment against the borrower in the amount of xx in the favor of “xx” which was recorded on xx
3) There is an active HOA/COA lien against the subject property in the amount of xx in the favor of "xx" which was recorded on xx
The property taxes of the years 2017 are paid in the amount of $$xx. Prior years taxes are not delinquent.
According to the latest payment history as ofXX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 4.250%. The borrower is paying according to the loan modification agreement dated XX/XX/XX10.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 4.250%. The borrower is paying according to the loan modification agreement dated XX/XX/XX10.
Currently the loan is not in active foreclosure.
The borrower had filed the bankruptcy under xx with case #xx  on xx. The POC was filed by the lender on xx with the claim amount of  xx and the amount of arrearage are xx. The plan was confirmed on XX/XX/XX15. According to the confirmed xx plan the debtor will pay to the subject creditor in the amount of xx for the next 60 months.
According to the collection comments and the latest exterior BPO report dated XX/XX/XX18, the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case #xx on xx. The POC was filed by the lender on xx with the claim amount of xx and the amount of arrearage are xx. The plan was confirmed on xx. According to the confirmed xx plan the debtor will pay to the subject creditor in the amount of xx for the next 60 months.	Loan modification agreement was made on xx between xx(Borrower) and xx (Lender) The new modified unpaid principal balance is xx. The new interest rate is 2.000 % and the P&I is xx. The first payment begun on XX/XX/XX10. and xx will be the new maturity date. The modification further four steps.

Initial Escrow Acct Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the tape data Did a Modification change Note terms is No and as per the data provided to us it is yes.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Does Lender G/L Require MI is No and as per the data provided to us it is Not Applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to theAccording to the tape data Payment History String is 333333333333333333333333 and as per the data provided to us it is 001444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is 333333333333333333333333 and as per the data provided to us it is 444444444100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: According to the tape data Property Street Address is XXXX and as per the data provided to us it is XXXX .&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: According to the tape data Total Debt/Full Legal Balance is xx and as per the data provided to us it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX12 to XX/XX/XX18. We review latest 24 months collection comments. However; the comments are missing from XX/XX/XX18 to XX/XX/XX18."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the "xx" state Bellow State Disclosures are missing from the loan file:
Equal Credit Availability Notice.
Insurance Tying Disclosure.
Non-Deposit Insurance Disclosure."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing Transfer is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99882793	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,701.15	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.116%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the pro-title dated XX/XX/XX18 reflects that the subject mortgage was originated on xx with the lender xx and the borrower ” xx”, which was recorded on xx.
The chain of the assignment has been completed. The latest assignment is from xx which was recorded on xx
There are five active judgments against the borrowers “xx” which are as follows.
1. The first one is in the favor of xx in the amount ofxx which was recorded on xx
2. The second is in the favor of Txx in the amount of xx which was recorded on xx
3. The third is in the favor of xx in the amount of xx which was recorded onxx
4. The fourth is in the favor of xx in the amount of xx which was recorded on xx
5. The fifth is in the favor of xx in the amount of xx which was recorded on xx
The 2018 Combined taxes 1st and 2nd installment were paid on XX/XX/XX18 and XX/XX/XX18 respectively each in the amount of $xx and 3rd and 4th installment taxes are due on XX/XX/XX18(under 30-days) and XX/XX/XX18 respectively each in the amount of $xx.
2019 Combined 1st and 2nd installment taxes are due on XX/XX/XX19 and XX/XX/XX19 respectively each in the amount of $xx
No prior years delinquent taxes have been found.

According to payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB is as per tape data xx. The borrower has been making payment as per the note.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB is reflected in the payment history in the amount of xx
Unable to determine the reason for default from the servicing comment.
The loan hasn’t been modified once since origination. The borrower has been making payment as per the note.
As per the review of servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx. As per the Lis pendens document, the complaint was filed by the lender xx on xx. As per the comment, the foreclosure judgment was entered on xx. The sale was scheduled on xx. The foreclosure was put on hold as the borrower has filed bankruptcy on XX/XX/XX16.
According to the PACER, the borrower “xx” has filed bankruptcy under xx with the case#xx on xxand the plan was confirmed on XX/XX/XX18. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 34 months and xxx28 paid at the time of the confirmation of the plan. The POC was filed on xx with the POC amount xx and the amount of arrearage was xx
As per the inspection report located at "xx", the subject property is occupied by the owner and is in good condition. No pertaining damage or repair has been found.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15. As per the Lis pendens document, the complaint was filed by the lender xx on xx. As per the comment, the foreclosure judgment was entered on XX/XX/XX15. The sale was scheduled on xx. The foreclosure was put on hold as the borrower has filed bankruptcy on xx
Bankruptcy Comments:According to the PACER, the borrower “xx” has filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on XX/XX/XX18. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 34 months and xxx28 paid at the time of the confirmation of the plan. The POC was filed on xx with the POC amount xx and the amount of arrearage was xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX18.

Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per the appraisal report, the lender does not require MI. Hence, does lender G/L require MI is not applicable; however, tape data reflects with No. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 2mmmmmmmmm44   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string is MMMMMMMMMM11; however, tape data reflects with 33333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44mmmmmmmmm2   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string is 11MMMMMMMMMM; however, tape data reflects with 33333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: As per the payment history, total debt/legal balance per payment history is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 4) "Vesting deed which was recorded on XX/XX/XX02, book#xx, pagexx and instrument#xx shows lot # asxx with property address as xx(xx), however; mortgage which was recorded on xx with Instr | Book/Page# xx legal description (described in short form) shows lot # as xx with correct property address as xx. And latest tax report shows subject property lot # as xx, however previous lot no was xx	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition shows the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx, however, the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of Service Provider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following require state disclosure are missing from the loan file.
xx Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Mortgage Riders incomplete / inaccurate (Lvl 2) "The legal Discrepancy is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74481074	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$1,595.77	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.376%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with the lender “xx” and borrower “xx” which was recorded on xx
The chain of assignment has been completed. The last assignment was done from xx to xx which was recorded on xx
There are three code enforcement liens against the subject property in the favor of xx for the total amount of xx which was recorded on xx. However, the status of all the liens are disposed.
There is an active Water/Sewer/Utilities lien for gas services against the subject property in the favor of xx for the amount of xx which was recorded on xx
The combined annual taxes for the year 2018 have been paid in the amount of $xx.
No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18 the borrower is performing and the next due date was XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. As per the tape data of payment history, the UPB reflected is in the amount xx. The loan has not been modified since origination. The borrower is making payments as per original note term.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and performing. The next due date was XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. As per the tape data of payment history, the UPB reflected is in the amount xx. The loan has not been modified since origination. The borrower is making payments as per original note term.
Unable to determine the reason for default.
As per the servicing comments, the foreclosure was initiated in xx. The file was referred to an attorney on xx. The complaint was filed on 1XXX/XX14. The judgment was entered on XXX/XX15. The sale was scheduled on XXX/XX17. However, the foreclosure was put on hold as xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx The debtor filed proposed amended xx plan on 5XX/XX16 which was confirmed on 6XX/XX16. As per the plan, the debtor shall pay a variable amount each month. The creditor xx had filed POC on xx with a secured claim amount of xx and arrears of xx. The motion for relief was filed on xx. The case is awaited for discharged.
According to the property assessment report dated 5XX/XX18, the subject property is owner occupied and in average condition with no damages or repairs.
Foreclosure Comments:As per the servicing comments, the foreclosure was initiated in 2012. The file was referred to an attorney on xx. The complaint was filed on xx. The judgment was entered on xx. The sale was scheduled on xx. However, the foreclosure was put on hold as xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx.
Bankruptcy Comments:xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx. The debtor filed proposed amended xx plan on 5XX/XX16 which was confirmed on 6XX/XX16. As per the plan, the debtor shall pay a variable amount each month. The creditor xx had filed POC on xx with a secured claim amount of xx and arrears of xx. The motion for relief was filed on XX/XX/XX16. The case is awaited for discharged.	Not Applicable	Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: The sale was scheduled on XXX/XX17. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000mmmmmmmmm   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history payment string is 000mmmmmmmm.however tape data shows 33333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmmmm000   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history payment string is mmmmmmmm000.however tape data shows 33333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: 5XXXXVariance:    Variance %:    Comment: As per note property address isXXXX  however tape shows XXXXTape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.44% Comment: As per payment history total debt is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there is an active Water/Sewer/Utilities lien for gas services against the subject property in the favor of xx for the amount of xx which was recorded on xx. The subject property is located in xx; which is a super lien state. There is a risk of property being foreclosed due to above unpaid lien.
This can be cured by paying off the above unpaid liens along with late charges and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject property is on lower lien position. According to the updated title report dated XX/XX/XX18, there are two Code Enforcement Liens for unsafe living conditions in the favor of xx recorded on XX/XX/XX13 and xx in the amount ofxx respectively.
The subject property is located in xx; which is a super lien state. There is a risk of property being foreclosed due to Code enforcement liens.
This can be cured by paying off the above unpaid liens along with late charges and accrued interest."	* Issue with the legal description or recorded instrument (Lvl 3) "A part of legal description mentioned on deed which was recorded on xx is inconsistent with the legal description mentioned on a subject mortgage which was recorded on xx and assignments of mortgage which were recorded on xx.
The legal description of deed contains a description of meets and bounds from para#xx: “xx” which is missing on the legal description of subject mortgage and assignments of mortgage.
This can be cured by re-recording the subject mortgage and assignments of mortgage with required missing description."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
																																																																																								As loan data is xx and Comparison data is xx with a variance of +xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70044103	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,853.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.018%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$93,073.05	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report datedxx/xx/xx18 the subject mortgage was originated on xx with lender xx which was recorded on xx.
The chain of the assignment has been completed. Currently, the assignment is with xx which was recorded on xx
There is a junior mortgage originated on XX/XX/XX07 in the favor of xx for the amount of xx which was recorded on xx
There is a civil judgment against the borrower, xx in the amount of xx, in the favor of xx which was recorded on xx
The 2018 Borough and Utilities annual taxes installment have been paid in the cumulative amount of $xx. The 2018 County and Utilities annual taxes installment have been paid in the cumulative amount of $xx
The 2018-19 School annual tax installments are due for the amount of $xx on XX/XX/XX18. No prior year’s delinquent taxes have been found.
As per review of the payment history dated XX/XX/XX18, the borrower is currently delinquent for 10 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The UPB reflected in the tape data is in the amount of xx.The borrower has been making payments as per modification agreement dated XX/XX/XX15 with the interest rate of 4.125 % and P&I of xx.	Collections Comments:The loan is currently in bankruptcy and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The UPB reflected in the tape data is in the amount of xx.The borrower has been making payments as per modification agreement dated XX/XX/XX15 with the interest rate of 4.125 % and P&I of xx.The reason for the default is unemployment. The intention of the borrower regarding is to retain the subject property. According to review of the servicing comment and updated title report, the foreclosure was initiated in 2015. The file was referred to an attorney on XX/XX/XX15. The Complaint was filed on XX/XX/XX16 with case # xx.The service was completed on XX/XX/XX16. The judgment entered onXX/XX/XX16.The foreclosure sale was scheduled on XX/XX/XX16. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with case #xx on xx. The plan was confirmed on XX/XX/XX17. The POC filed on xx for the secured claim amount of xx and the amount of arrearage is xx.
According to amended xx plan dated xx (Doc #40), the debtor shall pay to the trustee the sum of xx paid to date and xx per month for 52 months. Total of plan payment is xx. The Debtor shall make regular payments directly to xx for the arrearage amount of xx monthly and the secured claim amount is xx. The same plan was confirmed.
As per the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx Hence, the unsecured portion is reflected in the amount of xx.
xx standing trustee’s motion for dismissal was filed on xx (xx. Debtor(s) has/have failed to commence or continue making timely payments to the trustee.
According to inspection report dated XX/XX/XX18 and the comment dated XX/XX/XX18, the subject property is owner occupied and is in good condition. No comment pertaining damage to the subject property has been observed. As-Is list price is quoted as xx

Foreclosure Comments:According to review of the servicing comment and updated title report, the foreclosure was initiated in 2015. The file was referred to an attorney on xx. The Complaint was filed on xx with case #xx.The service was completed on XX/XX/XX16. The judgment entered onXX/XX/XX16.The foreclosure sale was scheduled on XX/XX/XX16. The foreclosure was put on hold because the borrower had filed bankruptcy under xx with case # xx on xx
Bankruptcy Comments:The borrower, xx Wilkins had filed bankruptcy under xx with Case #xx on xx. The plan was confirmed on xx  The POC filed on xx for the secured claim amount of xx and the amount of arrearage is xx
According to amended xx plan dated XX/XX/XX17 (Doc #40), the debtor shall pay to the trustee the sum of xx paid to date and xx per month for 52 months. Total of plan payment is xx. The Debtor shall make regular payments directly to xx Mortgage LLC for the arrearage amount of xx monthly and the secured claim amount is xx. The same plan was confirmed.
As per the voluntary petition schedule D, the value of the collateral isxx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx.
xx standing trustee’s motion for dismissal was filed on xx (xx. Debtor(s) has/have failed to commence or continue making timely payments to the trustee.
This modification agreement was made between Lender, xx and Borrower, xx on xx. As per the modified term, the new principal balance xx. The Borrower promises to pay xx monthly with modified interest rate of 4.125% beginning from XX/XX/XX15 with a maturity date of XX/XX/XX55. This loan is previously modified on xx and the modification agreement is located at "xx"

Credit Application	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: As per servicing comment foreclosure status is a Awaiting Sale; however, tape data reflects Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has been modified since origination; however, tape data reflects no.&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender doesn't require MI certificate; however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the string is 4444444444444; however tape data reflects 3333333333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the reversed string is 4444444444444; however, tape data reflects 3333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per final 1003 purpose of the application is a Change in Rate/Term; however, tape data reflect the Lower rate or term.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.19% Comment: As per payment history Total Debt/Legal Balance is xx; however, tape data reflects xx.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 4) "There is an issue with lot # mentioned in the legal description of vesting deed and the subject mortgage. The vesting deed which was recorded on xx with BK/PG #xx shows the Lot # isxx. However, the subject mortgage which was recorded on xx with BK/PG #XX/XX reflects Lot # as xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx.
No comment regarding cram down has been found in the collection comment."	* Application Missing (Lvl 2) "Final loan application is not signed by the borrower."
* Application Not Signed by All Borrowers (Lvl 2)     "Final loan application is not signed by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* Title Review shows major title concern (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the name of the borrower on the Vesting Deed recorded on xx is reflecting as xx”. However, the subject mortgage recorded on xx shows the name of borrower as “xx”. No Name Affidavit has been found in the loan file to confirm the borrower’s name."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2478858	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,685.75	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	0.529%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx6 in the amount of xx with xx.
 Chain of assignment is complete.
 There is second mortgage in the amount of xx0 signed on xx with lenderxx, and civil judgment in the amount of xx
Annual county taxes for the year of 2018 have been paid in the amount of $xx
No delinquent taxes have been found for the prior years.

The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX18. The current P&I is xx and rate of interest is 6.50%. The current unpaid principal balance is in the amount of xx
Collections Comments:The currently loan is in active bankruptcy. The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed onXX/XX/XX16. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed onXX/XX/XX15, the POC amount is xx and total arrearage amount is xx. The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date xx. The current P&I is xx and rate of interest is 6.50%. The current unpaid principal balance is in the amount of xx
Latest BPO dated XX/XX/XX18 state that the subject property is in average condition and no damages or repairs were found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx onxxand the plan was confirmed onXX/XX/XX16. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx
Not Applicable	Credit Application Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 123444444444   Tape Value: 333333333333333333333332   Variance:    Variance %:    Comment: Payment history string is 444444444321&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444321   Tape Value: 233333333333333333333333   Variance:    Variance %:    Comment: Reversed payment history string is 444444444321&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The legal balance as per payment history is xx Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Updated title report datedXX/XX/XX18 state that there is subject property address mismatch between note, mortgage and county assessor report. The note and mortgage document shows the property address as xx, APN#xx and the current county assessor report shows the subject property asxx. There is slightly inconsistency between xx and xx. otherwise rest of all address matches with each other."	* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees First Lien Test: FAIL, loan data: xx, comparison data: xxx, variance: +xx
Document Preparation Fee Test: FAIL, loan data:  xx, comparison data: xxx, variance:  +xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease risk indictor is moderate due to Prohibited Fees First Lien Test failed and Construction or Improvement Loan Fee Test failed."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file, however the initial application available in loan file located at: xx"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx state. The state disclosures missing from the loan file are: xx Collateral Protection Act Notice and Borrowers Choice of Insurer orAgent."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43601484	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,830.08	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$167,885.02	$13,210.02	3.625%	xx	XX/XX/XX16	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx with xx which was recorded on xx
Chain of assignment has been completed. Currently, the mortgage is with xx, which was recorded on xx
There are 4 state tax lien in the favor of xx first which was recorded on xx in the amount of xx, second in the amount of $xx which was recorded on xx, third in the amount of xx which was recorded on xx and the another in the amount xx which was recorded on xx.
There are 2  judgments first in the amount of $xx which was recorded on XX/XX/XX17 in the favor of xx and other in the amount of xx which was recorded on xx in the favor of xx
There is a senior judgment in the favor of xx which was recorded on xx in the amount of xx
2018 2nd installment taxes have been due in the amount of $xx.
2017 4th and 2018 1st, 2nd and 3rd installment taxes have been paid in the amount of $xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 11 months and next payment is due for 7XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for 6XX/XX17. The UPB is xx. The current P&I is xx and PITI is xxThe borrower has been making his payments as per the 2016 mod agreement.
Collections Comments:The loan is currently in the collection and next payment is due for 7XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for 6XX/XX17. As per the PACER report, the borrower had filed bankruptcy under xx with case#xx onXX/XX/XX18 and the debtor was dismissed on xx and case was terminated on xx. The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. The service was completed on xx. The borrower filed bk on xx and fcl was placed on hold. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2016 mod terms. As per the collection comments, the property is owner-occupied. No repairs and damages have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed onXX/XX/XX18. The service was completed on xx. The borrower filed bk on xx and fcl was placed on hold.
Bankruptcy Comments:As per the PACER report, the borrower had filed bankruptcy under xx with case#xx on xx and the debtor was dismissed on xx and case was terminated on xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx	This modification agreement was signed between the borrower xx and the lender xx on xx
The borrower promises to pay the new UPB in the amount ofxx with an annual fixed modified interest rate of 3.625% and new P&I is in the amount of xx beginning from 1XXX/XX16 till the maturity date xx. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.	HUD-1 Closing Statement
Final Truth in Lending Discl.
Notice of Servicing Transfer
Credit Application
Initial Escrow Acct Disclosure
Origination Appraisal
Missing Required State Disclosures
Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the PACER report, the borrower filed bankruptcy. Tape reflects as No. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Service Completed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: As per the collection comments, the foreclosure status was service completed. Tape reflects as Judgment Entered.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432100   Tape Value: 333333333321000000003333   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444432100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001234444444   Tape Value: 333300000000123333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 001234444444.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Low Rise Condo (1-4 Stories)   Tape Value: Single Family   Variance:    Variance %:    Comment: Appraisal is missig from the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per the payment history, the total debt is xx. Tape reflects as xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with itemization and estimated HUD are missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 3) "The subject mortgage was originated onXX/XX/XX08 with xx as nominee for xx. which was recorded onXX/XX/XX08 (instr# xx bk#xx xx. The AOM recorded on xx has a wrong reference to the subject mortgage as xx. These can be cured by re-recording the AOM with correct reference."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx. The debtor was dismissed on xx and case was terminated on xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial acct escrow disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service transfer disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the review of the updated title report, there are 4 state tax lien in the favor of xx first which was recorded on xx in the amount of xx, second in the amount of xx which was recorded on xx, third in the amount of xx which was recorded on xx and the another in the amount xx which was recorded on xx."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan files, xxApplication Disclosure, Delivery Fee Authorization, xx Attorney Disclosure, Unacceptability of Insurance Notice, Attorney Disclosure II, Tax Bill Information, Private Well Testing, Lock-In Agreement, Commitment Disclosures, Choice of Insurer Disclosure and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76608535	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,020.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	8.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$188,596.96	$34,236.71	2.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx with xx, (borrower) and (lender) xx Which was recorded on xx with Instr | Book/Page# xx.The chain of assignment has been completed. The last assignment is from xx which was recorded on xx
There is junior mortgage against the subject property for the amount of xx in favor of xx., Inc which was recorded on xx with Instr | Book/Page#xx
There is HOA lien against the subject property for the amount of $xx in favor of xx which was recorded on xx
2017 combined annual taxes have been paid on XX/XX/XX17 for the amount $ xx
According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB as per tape data is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX12 with the interest rate of 2.000 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB as per tape data is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX12 with the interest rate of 2.000 % and P&I of xx. The loan was modified once since the origination. The borrower intention is to keep the property. The reason for default is not provided in the collection comment. No foreclosure activity was found in the collection comment. The borrower, xx had filed the bankruptcy under xx with the xx on XX/XX/XX16 and the plan was confirmed on XX/XX/XX16.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. Hence, the amount of unsecured portion is reflected in the amount of xx.
The POC was filed by the creditor onXX/XX/XX16 for the secured claim amount of xx and the amount of arrearage is xx.
xx trustee’s objection to confirmation and motion to dismiss case was filed on XX/XX/XX16 for the xx Trustee requests proof of the post-petition mortgage payments in order to determine feasibility of proposed plan and the plan proposes to strip a residential mortgage with xx and for the claim to be treated as a general unsecured claim. The Debtor has failed to file an adversary or motion to accompany this plan provision.
According to the amended xx plan dated XX/XX/XX16, the debtor shall pay to the trustee in the amount of xx monthly for 36 months period. The estimated arrearage is in the amount of xx which will pay with xx monthly payment increasing to xx in July 2018. The plan was confirmed on XX/XX/XX16.

The motion for relief from stay was filed on XX/XX/XX16 and order on motion for relief from stay was granted on XX/XX/XX17.

According to BPO report dated XX/XX/XX18, the subject property is owner occupied and is in average condition. No comment pertaining damage to the subject property has been observed. As-Is list price is quoted as xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the xx on XX/XX/XX16 and the plan was confirmed on XX/XX/XX16.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. Hence, the amount of unsecured portion is reflected in the amount of xx.
The POC was filed by the creditor onXX/XX/XX16 for the secured claim amount of xx and the amount of arrearage is xx.
xx trustee’s objection to confirmation and motion to dismiss case was filed on XX/XX/XX16 for the xx Trustee requests proof of the post-petition mortgage payments in order to determine feasibility of proposed plan and the plan proposes to strip a residential mortgage with xx and for the claim to be treated as a general unsecured claim. The Debtor has failed to file an adversary or motion to accompany this plan provision.
According to the amended xx plan dated XX/XX/XX16, the debtor shall pay to the trustee in the amount of xx monthly for 36 months period. The estimated arrearage is in the amount of xx which will pay with xx monthly payment increasing to xx in July 2018. The plan was confirmed on XX/XX/XX16.
The motion for relief from stay was filed on XX/XX/XX16 and order on motion for relief from stay was granted on XX/XX/XX17.
Modification agreement was made on 1XXX/XX12 between the borrower, xx and the lender, xx .As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified step interest rate of 2% beginning from 1XXX/XX12 with a maturity date xx. The loan was modified with 3 steps.
xx of the principal balance is treated as deferred principal balance. Hence, interest bearing amount is reflected in the amount of xx Deferred balance is due on the maturity date.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan contains interest only period.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Documentation   Variance:    Variance %:    Comment: According to the loan files, the loan documentation type is full documentation.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX12   Tape Value: 7XX/XX16   Variance: 1338 (Days)   Variance %:    Comment: According to modification, First modification step date is XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001234444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 001234444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444432100   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444432100.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: According to PUD rider available with mortgage, the subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: The payment history reflects total debt is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. Hence, the amount of unsecured portion is reflected in the amount of xx.
No comment has been found regarding a cram down."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx State. The following required State disclosure is missing from the loan file:
Disclosure of Additional Fees"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76502045	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$1,728.16	$5,124.72	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	39.602%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$179,186.09	$37,228.23	2.000%	xx	XX/XX/XX11	Financial Hardship	As per updated title report datedXX/XX/XX18, the subject mortgage was originated onxx/xx/xx05 in the amount of xx
The chain of assignment has been completed as currently the assignment is with xx
No active judgment or lien has been found pending.
The utilities/Sewer taxes for year 2018 has been delinquent in the amount of xx and the due date was forXX/XX/XX18.
Combined taxes for year 2019 are due.	As ofXX/XX/XX18 payment history the borrower has been delinquent for more than 8 months and next payment due date was for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. As per payment history, the current UPB is in the amount of xx.
The borrower has been making payments as per modification interest rate and terms.	Collections Comments:The loan is in active bankruptcy and next payment due date was for 1XXX/XX17.
As ofXX/XX/XX18 payment history the borrower has been delinquent for more than 8 months and next payment due date was for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. As per payment history, the current UPB is in the amount of xx.
The borrower has been making payments as per modification interest rate and terms.
No evidence of active foreclosure has been found in the collection comments.
The borrower xx had filed bankruptcy xx case# xx on XX/XX/XX16 and plan was confirmed onXX/XX/XX17.  The POC was filed on 4XX/XX17 with the claim amount of xx and arrearage of xx. The voluntary petition was filed on XX/XX/XX17 with 0.00 unsecured amount.
As per xx plan dated 5XX/XX17, the debtor shall pay to the trustee the sum of xx  monthly for 60 months.
As per available BPO report dated XX/XX/XX17, the subject property is occupied by owner with average condition and maintained.
No evidence of subject property damage has been found in the collection comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx  had filed bankruptcy xx case# xx on XX/XX/XX16 and plan was confirmed onXX/XX/XX17.  The POC was filed on 4XX/XX17 with the claim amount of xx and arrearage of xx. The voluntary petition was filed on XX/XX/XX17 with 0.00 unsecured amount.
As per xx plan dated 5XX/XX17, the debtor shall pay to the trustee the sum of xx monthly for 60 months.	The loan modification agreement was made on xx with new modified principal balance of xx with step rate starting at 2.00%. The borrower promised to pay monthly P&I payment in the amount of xx beginning from xx until the new maturity date of xx	Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Judgment Entered |---| |----| Comment: not in foreclosure Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The borrower has been making regualar payments   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: modification in the file   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: no MI   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the pay history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the pay history&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: currently not in foreclosure   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.04%   Comment: verified from the pay history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xxx0 Variance %: 0.00% Comment: verified from the pay history&#xxD; Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk Indicator is Moderate due to the loan is failing for Prohibited Fees Test: FAIL Charged xx Allowed xxx overby+xx.

Fees Included-
Courier / Messenger Fee xx
Tax Related Service Fee xxx0
Wire Transfer Fee xxx0"
* Water/Sewer Taxes (Lvl 2)     "As per updated title report datedXX/XX/XX18, the utilities charges for year 2018 has been delinquent in the amount of xx and the due date was forXX/XX/XX18."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx Mortgage Banker or xx test. ( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee.
FAIL A person licensed as a mortgage banker or correspondent mortgage banker shall have the right to charge only the following fees:"
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title report datedXX/XX/XX18, the 3rd installment of combined taxes for year 2018 has been delinquent ( past due under 30 days) in the amount of 1728.16 and the due date was for 8XX/XX18."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "An affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17671208	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,990.20	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.244%	First	Final policy	Not Applicable	xx	XX/XX/XX12	$368,513.42	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	xx
The chain of the assignment has been completed. xx
1) There is a junior mortgage in the favor of xx
2) There is an active civil judgment in the favor of multiple which was recorded onXX/XX/XX18 for the amount of $xx
The annual combined/school taxes of 2018 have been paid in the amount of $xx. 2018 combined second installment is due in the amount of $xx for the due date XX/XX/XX18. 2019 school second installment taxes are due in the amount of $xx for the due dateXX/XX/XX19. No delinquent taxes has been found for the prior year.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 40 months. The last payment was received onXX/XX/XX15, the payment applied date was XXX/XX15 and the next due date for payment is XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx	Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 40 months. The last payment was received onXX/XX/XX15, the payment applied date was XXX/XX15 and the next due date for payment is XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx
The reason for the default is unemployment.
The borrower has been making the payments as per the modification. The loan modification agreement was made onXX/XX/XX12 between borrower xxand lender xx. The borrower promises to make a monthly payment of xx with the rate of interest of 4.625% beginning from XXX/XX12 to till maturity date xx. The New Principal balance stated in the modification is xx. There is no provision for the balloon payment.
The borrower had filed bankruptcy under chapter 07 with the case #xx on xx. The case was discharged on xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cramdown.
The foreclosure was initiated and the file was referred to an attorney on 7XX/XX15. The foreclosure complaint was filed on 5XX/XX17. However, the foreclosure was put on hold due to the borrower had filed bankruptcy under chapter 07 with the case #xx on xx
As per the comment dated XX/XX/XX17, the litigation action was filed on XX/XX/XX17. However, unable to determine the cause of the litigation from the comments. The affirmative defense was filed by the borrower as noted on the comment XX/XX/XX17. Information regarding the matter was resolved is not available.
The subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property. The latest property inspection report is not available in the loan file to determine current property condition.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The foreclosure complaint was filed on 5XX/XX17. As per the comment dated xx, the litigation action was filed on xx. However, unable to determine the cause of the litigation from the comments. The affirmative defense was filed by the borrower as noted on the comment xx. Information regarding the matter was resolved is not available. However, the foreclosure was put on hold due to the borrower had filed bankruptcy under chapter 07 with the case #xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under chapter 07 with the case #xxon xx. The case was discharged on xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cramdown.	The loan modification agreement was made onXX/XX/XX12 between borrower xx and lender xx. The borrower promises to make a monthly payment of xx with the rate of interest of 4.625% beginning from xx to till maturity date xx. The New Principal balance stated in the modification is xx. There is no provision for the balloon payment.	HUD-1 Closing Statement Missing Required State Disclosures Affiliated Business Disclosure Missing Dicsloures	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: The loan modification agreement was made onXX/XX/XX12 between borrowerxxand lender xx Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per latest payment history string is 444444444444. However, tape data shows 3333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per latest payment history string reversed is 444444444444. However, tape data shows 3333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: Total debt/legal balance is xx. However, tape data shows xx. Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "As per the comment dated XX/XX/XX17, the litigation action was filed on xx. However, unable to determine the cause of the litigation form the comments. The affirmative defense was filed by the borrower as noted on the comment XX/XX/XX17. Information regarding the matter was resolved is not available."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 document is found from the loan file. However, the points and fees are hand written."	* TIL not hand dated (Lvl 2) "The Final TIL is not hand dated by borrower."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
xx Consumer Credit Disclosure / Fair Credit Reporting Notice, Mortgage Bankers and Exempt Organizations Preapplication, Part 80 Disclosure, Alternative Mortgage Transaction Disclosures, Co-Signer Notice Requirements, Default Warning Notice, Smoke Alarm Affidavit, Subprime Home Loan Counseling Disclosure, Commitment Disclosure."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cramdown."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers disclosures is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78064609	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,752.54	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx with xx
The chain of assignment has been completed as currently the assignment is with xx recorded on xx
No active judgment or lien has been found pending.
County taxes for year 2018 have been paid off.
School taxes for year 2019 are due in the amount of xx.
No prior years delinquent taxes have been found pending.	As ofXX/XX/XX18 payment history, the borrower is delinquent for 42 months and next payment due date was for XXX/XX15. The last payment was received on XX/XX/XX14 in the amount of xx which was applied for the due date of 1XXX/XX14. As per payment history, the current UPB is in the amount of xx
The borrower has been making payments as per note interest rate and terms.	Collections Comments:The loan is in active bankruptcy and next payment due date was for XXX/XX15.
As ofXX/XX/XX18 payment history, the borrower is delinquent for 42 months and next payment due date was for XXX/XX15. The last payment was received on XX/XX/XX14 in the amount of xx which was applied for the due date of 1XXX/XX14. As per payment history, the current UPB is in the amount of xx
The borrower has been making payments as per note interest rate and terms.
As per collection comments, the foreclosure was initiated on the subject property and file was referred to attorney on xx and the FC complaint was filed on the same day. As per comment datedXX/XX/XX18, the step judgment entered due date was forXX/XX/XX18 and the hearing will be scheduled on 4XX/XX18. The foreclosure was put on hold due to borrower had filed the bankruptcy on xx
The borrower xx had filed the bankruptcy xx casexx on xx and plan is not confirmed yet. The POC was filed on xx with the claim amount of xx and amount necessary to cure any default as of the date of the petition is xx (This is a Total Debt POC).
The voluntary petition was filed on xx.
As per proposed xx plan, the debtor shall pay to the trustee the sum of xx for 60 months.
As per available property inspection report dated 5XX/XX18, the subject property is occupied by unknown party with average condition.
No evidence of subject property damage has been found in the collection comments and documents.
Foreclosure Comments:As per collection comments, the foreclosure was initiated on the subject property and file was referred to attorney on 9XX/XX16 and the FC complaint was filed on the same day. As per comment datedXX/XX/XX18, the step judgment entered due date was forXX/XX/XX18 and the hearing will be scheduled on 4XX/XX18. The foreclosure was put on hold due to borrower had filed the bankruptcy onXX/XX/XX18.
Bankruptcy Comments:The borrower xx had filed the bankruptcy xx case xx on xx and plan is not confirmed yet. The POC was filed on xx with the claim amount of xx and amount necessary to cure any default as of the date of the petition is xx(This is a Total Debt POC).
The voluntary petition was filed on xx
As per proposed xx plan, the debtor shall pay to the trustee the sum of xx for 60 months.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Rented out by Investor (Post-FC) Tape Value: Owner (or Former): Primary Home |---| |----| Comment: Current occupancy is Rented out by investors but tape shows owner or former: primary home. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment hsitory string is 4444444444444 while tape shows 33333333333333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment hsitory string reversed is 4444444444444 while tape shows 33333333333333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 9XX/XX16   Tape Value:XX/XX/XX15   Variance: -379 (Days)   Variance %:    Comment: Referral date is 9XX/XX16 but tape showsXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.44% Comment: Total debt/ legal balance per payment hstory is xx while tape shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX17 to 5XX/XX18. As we required latest 24 months of comment history; however, the comment history is missing from 6XX/XX16 to XX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "Following xx state disclosures are missing from the loan file.
xx Consumer Credit Disclosure / Fair Credit Reporting Notice
xx Interest Rate Disclosure
xx Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
xx Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Foreclosure Delay or Contested (Lvl 2)     "AS per comment dated XX/XX/XX17, the FC was contested with the hold end date of XXX/XX18 due to the servicer had not been given the general updated for summary  judgment figures were completed and received  by the attorney onXX/XX/XX18, and he received the signed order for granting summary judgment.However, the comment dated XX/XX/XX18 reveals the hold occured due to contested matter has been resolved. Further details regarding the same are not available in the collection comments."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "An affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53067678	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$25,018.29	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	80.738%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX08	$269,805.41	Not Applicable	4.625%	xx	XX/XX/XX08	Financial Hardship	Review of the updated title report dated XX/XX/XX18 show the subject originated xx for xx and recorded xx with xx.
 The chain of assignment has been completed as currently the assignment is with xx

There is one junior mortgage open on the subject property in the amount of xx withxx originated on xx
Annual county taxes for year 2018 have been paid off.
No prior years delinquent taxes have been found.	As ofXX/XX/XX18 payment history, the borrower has been delinquent for 81 months and next payment due date was for 8XX/XX11. The last payment was received in the amount of xx which was applied for the due date of 7XX/XX111. As per payment history, the current UBP is in the amount of xx
The borrower has been making payments as per modification interest rate and terms.	Collections Comments:The loan is in active bankruptcy and next payment due date was for 8XX/XX11.
As ofXX/XX/XX18 payment history, the borrower has been delinquent for 81 months and next payment due date was for 8XX/XX11. The last payment was received in the amount of xx which was applied for the due date of 7XX/XX111. As per payment history, the current UBP is in the amount of xx
The borrower has been making payments as per modification interest rate and terms.
According to the collection comments and documents, the foreclosure was initiated on the subject  property and file was referred to attorney on xx. The summons and complaint was filed onXX/XX/XX12. The final judgment of FC was entered onXX/XX/XX17. Comment dated xx shows the sale was scheduled onXX/XX/XX18. The foreclosure was put on hold due to the borrower had filed the bankruptcy on xx
The borrower xx had filed bankruptcy xx case#xx on xx and the plan is not confirmed yet. The POC was filed on xx with the  secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX18 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx with no unsecured portion
 According to the pre-confirmation of xx plan, The mortgage due to xx. (creditor name) on the property known as xx under account number  nding 3013 (last four digits of account number) is in default. All arrears, including all past due payments, late charges, escrow deficiency, legal fees and other expenses due to the mortgagee totaling xx , may be capitalized pursuant to a loan modification. The new principal balance, including capitalized arrears will be xx , and will be paid at 3.5 % interest amortized over 40 years with an estimated monthly payment of xxincluding interest and escrow of xx . The estimated monthly payment shall be paid directly to the trustee while loss mitigation is pending and until such time as the debtor(s) has commenced payment under a trial loan modification.
Available property inspection report dated XX/XX/XX18, the subject property is occupied by owner with average condition.
No evidence of subject property damage has been found in the collection comments.
Foreclosure Comments:According to the collection comments and documents, the foreclosure was initiated on the subject  property and file was referred to attorney on xx. The summons and complaint was filed on xx. The final judgment of FC was entered on xx. Comment datedXX/XX/XX08 shows the sale was scheduled onXX/XX/XX18. The foreclosure was put on hold due to the borrower had filed the bankrptcy onXX/XX/XX18.
Bankruptcy Comments:The borrower xx had filed bankruptcy xx case#xx onXX/XX/XX18 and the plan is not confirmed yet. The POC was filed on xx with the  secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX18 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx with no unsecured portion
According to the pre-confirmation of xx plan, The mortgage due to xx (creditor name) on the property known as xx under account number nding 3013 (last four digits of account number) is in default. All arrears, including all past due payments, late charges, escrow deficiency, legal fees and other expenses due to the mortgagee totaling xxx , may be capitalized pursuant to a loan modification. The new principal balance, including capitalized arrears will be xxx , and will be paid at 3.5 % interest amortized over 40 years with an estimated monthly payment of xx including interest and escrow of xx . The estimated monthly payment shall be paid directly to the trustee while loss mitigation is pending and until such time as the debtor(s) has commenced payment under a trial loan modification.	The loan modification agreement was done on xx with the new principal balance of xx with fixed interest rate at 4.625%. The borrower promised to pay monthly P&I payment in the amount of xx beginning from XX/XX/XX08 until the maturity date of xx	Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -1.46% Comment: Updated per payment history&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX08   Tape Value: 4XX/XX08   Variance: 31 (Days)   Variance %:    Comment: Updated per modification   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xxxxx3.13   Variance: xx   Variance %: -1.00%   Comment: Updated per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX07   Tape Value: XXX/XX13   Variance: 2192 (Days)   Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per payment history   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: 1.0%   Tape Value: 2.0%   Variance:    Variance %: -1.00%   Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXt   Tape Value: XXXX   Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Updated per loan application and HUD1   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Updated per payment history&#xxD; Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "As per updated title report datedXX/XX/XX18, there is Muni/City/Code lien against the subject property in the amount ofxx which was recorded on xx in favor of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "An affiliated business disclosure is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "As per final 1003, the total monthly income of borrower is xx and the total monthly expenses are xx; hence DTI > 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94909886	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,358.90	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.406%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$152,176.09	Not Applicable	4.000%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx with the lender xx for the amount of $xx which was recorded on xx.
The chain of assignment has been completed.  The last assignment was done from xx. toxx. which was recorded on xx
There are three Parking Violations against the borrower xx for the total amount of xx which was recorded on xx
There is a Parking Violations against the borrower xx for the amount of xx which was recorded on xx
There is a xx lien against the borrower xx in the favor of xx for the amount of xx which was recorded on xx.
There are seven judgments for xx against the borrower xx for the total amount of xx which was recorded on XX/XX/XX99.
The utilities annual taxes for the year 2018 were delinquent in the amount of $xx which was good through tillxx/xx/xx18.
The borough second, third and fourth installment taxes for the year 2018-2019 were due in the total amount of $xx.	According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 51 months and the next due date was XXX/XX14. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for the due date of XXX/XX14. The tape data of payment history reflects UPB is in the amount of xx. The borrower has been making the payments as per the second loan modification which was made on 8XX/XX12.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date was XXX/XX14. The last payment was received onXX/XX/XX17 in the amount of xx which was applied for the due date of XXX/XX14. The tape data of payment history reflects UPB is in the amount of xx.
Unable to determine the reason for default.
The loan has been modified twice since origination. The first loan modification was made on xx located at “xx”.
The borrower has been making the payments as per the second loan modification which was made on 8XX/XX12 between the borrower xxand the lender xx.
According to the modified terms, the new principal balance is xx.
The borrower promises to make payments in 3 steps.
The first step with P&I xx and rate of interest 4% beginning from 9XX/XX12.
The second step with P&I xx and rate of interest 5% beginning from 9XX/XX17.
The third step with P&I xx and rate of interest 5.50% beginning from 9XX/XX18.
The new maturity date is xx.
As per tape data, foreclsoure was initiated in 2015. The file was referred to an attorney on 4XX/XX15. The further details are not available in the servicing comments.
xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx which was converted onxx.   The deadline to file POC was xx. However, the POC has not filed by the creditor. The case is awaited for trustee’s report.
According to the BPO report dated xx  unable to determine the occupancy of the subject property with no visible damages or repairs. According to the servicing comment datedXX/XX/XX18, the subject property was owner occupied.
Foreclosure Comments:As per tape data, foreclsoure was initiated in 2015. The file was referred to an attorney on xx. The further details are not available in the servicing comments. However, xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx which was converted on xx.
Bankruptcy Comments:xx (borrower/debtor) had filed bankruptcy under xx with the case#xx on xx which was converted on XX/XX/XX15. The deadline to file POC was xx. However, the POC has not filed by the creditor. The case is awaited for trustee’s report.	The loan has been modified twice since origination. The first loan modification was made on xx located at “xx”.
The borrower has been making the payments as per the second loan modification which was made on 8XX/XX12 between the borrower xx and the lender xx
According to the modified terms, the new principal balance is xx.
The borrower promises to make payments in 3 steps.
The first step with P&I xx and rate of interest 4% beginning from 9XX/XX12.
The second step with P&I xx and rate of interest 5% beginning from 9XX/XX17.
The third step with P&I xx and rate of interest 5.50% beginning from 9XX/XX18.
The new maturity date is xx	HUD-1 Closing Statement Affiliated Business Disclosure Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate advances balance is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: As per tape data, foreclsoure was initiated in 2015.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX12   Tape Value: 9XX/XX12   Variance: 25 (Days)   Variance %:    Comment: The borrower has been making the payments as per the second loan modification which was made on 8XX/XX12.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -1.77%   Comment: Per payment history, there was an escrow adjustment.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX .&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.10% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report datedXX/XX/XX18, the subject mortgage is at second lien position as there is a ECB lien against the borrower xx in the favor of xx for the amount of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 4)     "According to the updated title report datedXX/XX/XX18, there is a ECB lien against the borrower xxs in the favor of Environmental Control Board for the amount of xx which was recorded on xx
The subject property is located at xxk State. This can be cured by paying off the lien along with late charge and accrued interest."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file located at “xx”. However, some points and fees are hand written."
* Active Judgment Against Borrower (Lvl 3)     "According to the updated title report datedXX/XX/XX18, there are seven judgments for xx against the borrower xx for the total amount of xx which was recorded on xx
The subject mortgage was originated on xx and recorded on xx	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file.
1.xx Consumer Credit Disclosure / Fair Credit Reporting Notice
2.xx Interest Rate Disclosure
3.xx Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.xx Real Property Escrow Account Disclosure
11.Subprime Home Loan Counseling Disclosure
12.Subprime Home Loan Tax and Insurance Payment Disclosure
13.Subprime Home Loan Disclosure
14.Expiration of Lock-in or Commitment Period"
																																																																																								* Water/Sewer Taxes (Lvl 2) "According to the updated title report datedXX/XX/XX18, the utilities annual taxes for the year 2018 were delinquent in the amount of xx which was good through till 8XX/XX18."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75552351	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,729.30	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	3.625%	xx	xx	xx	xx	xxX	Conventional	ARM	36	Purchase	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	47.139%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xxwith xx.

 The chain of assignment has been completed.
The following liens are active against the property or borrower.

1.There is one junior mortgage  against the property , which was recorded on XX/XX/XX07, in the amount of $xx in the favor of " xx" .

2.Junior civil judgment against the borrower in the amount of $xx and in favor of xx which was recorded onXX/XX/XX15.
Tax Information:
The 1st and 2nd installment of City taxes for the year 2017/18 have been paid in the total amount of $xx.
Tax information for 2018/19, whose first installment due xx/xx/xx18 is not yet available.

According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 8 months. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB is in the amount of xx. The borrower has been making the payments as per the ARM change notice located at XXXX	Collections Comments:The loan is currently in foreclosure. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 8 months. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB is in the amount of xx. The borrower has been making the payments as per the ARM change notice located at xx

It is unable to determine reason for default.
The loan has not been modified since origination.
No details have been found regarding the occupancy.

The borrower’s intention is to keep the property.

The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX15. However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX15.

According to the PACER, the borrower had filed bankruptcy under xx with the case# xxx onXX/XX/XX15. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed onXX/XX/XX16 and the debtor shall pay P&I to the trustee in the amount of xx for 10 months starting from May 2015, xx for 26 months and xx for 24 months. The schedule D of Voluntary Petition doesn’t show any unsecured debt. However, the case was dismissed onXX/XX/XX18 due to failure of making payments to the trustee. There is no comment indicating a cramdown.

Foreclosure Comments:The foreclosure was initiated in 2015. The file was referred to an attorney onXX/XX/XX15. However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX15. The bankruptcy case has been dismissed. Further details are unavailable.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx onXX/XX/XX15. The POC was filed onXX/XX/XX15 for the secured claim of xx and the arrearage amount is xx. The xx plan was confirmed onXX/XX/XX16 and the debtor shall pay to the trustee in the amount of xx for 10 months starting from May 2015, xx for 26 months and xx for 24 months. The schedule D of Voluntary Petition doesn’t show any unsecured debt. However, the case was dismissed onXX/XX/XX18 due to failure of making payments to the trustee. There is no comment indicating a cramdown.	Not Applicable	Loan Program Info Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: Escrow Advance Balance per Payment History matches tape but is reflected as a negative amount. &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Sale Publication   Variance:    Variance %:    Comment: As per the document located at "XXXX_CORP_ADV_INVOICES_XXXX_357" the file was referred onXX/XX/XX15 abd bankruptcy was filed onXX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History matches tape but is reflected as a negative amount. &#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the original note this loan has an Interet only period.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444443214444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444412344444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX15   Tape Value:XX/XX/XX17   Variance: 778 (Days)   Variance %:    Comment: As per the document located at "XXXX_CORP_ADV_INVOICES_XXXX_357" the referral date isXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.21% Comment: As per the payment history screen the total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 toXX/XX/XX18; however, latest 24 months of comment history is required. Hence, comment history missing fromXX/XX/XX16 to XX/XX/XX16."	* Loan program disclosure missing or unexecuted (Lvl 2) "This is an ARM loan; However, the loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file: 1.xxApplication Disclosure 2.Choice of Settlement Agent Disclosure 3.Disclosure of Charges For Appraisal or Valuation 4.Copy of Appraisal or Statement of Appraised Value 5.Affiliated Business Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service Providers document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52528278	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,284.56	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	38.574%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the loan was originated on XX/XX/XX01 in the amount of xxin the favor of lender “xx” which was recorded on xx. The chain of assignment is complete as the loan is with current assignee is “xx”

There is an active civil judgment against the borrower in the amount of xx in the favor of “xx” which was recorded on XX/XX/XX13.

The property taxes of the year 2018 are paid in the amount of $xx. Prior years taxes are not delinquent.	According to the review of latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. Which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx. The loan has never been modified since the origination. The borrower is paying according to the note term.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX18 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. Which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx. The loan has never been modified since the origination. The borrower is paying according to the note term.
According to the collection comments the foreclosure was initiated on the loan in 2013. The foreclosure was referred to attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13. However; the foreclosure was put on hold due to filing of the bankruptcy on1XXX/XX13.
The borrower had filed the bankruptcy under xx with case #xx on xx. The POC was filed by the subject creditor on xx with the claim amount of xx and the amount of arrearage is xxx. The plan was confirmed on  XX/XX/XX14. According to the xx plan the debtor will pay to the trustee in the amount of xx for next 60 months.
According to the collection comments and the latest exterior BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:According to the collection comments the foreclosure was initiated on the loan in 2013. The foreclosure was referred to attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13. However; the foreclosure was put on hold due to filing of the bankruptcy on1XXX/XX13.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case #xx on xx. The POC was filed by the subject creditor on xx with the claim amount of xx and the amount of arrearage is xxx. The plan was confirmed on XX/XX/XX14. According to the xx plan the debtor will pay to the trustee in the amount of xx for next 60 months.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Sale Publication |---| |----| Comment: As per review, the current foreclosure status is complaint filed. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 213444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 213444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444312   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444312.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address as: XXXX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: As per payment history review, the total debts are xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX16 to XX/XX/XX18. We review latest 24 months collection comments. However; the comments are missing from XX/XX/XX16 to XX/XX/XX16."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of the voluntary petition dated XX/XX/XX13, shows the loan has been determine to have an unsecured debt as the value of collateral is xx amount of claim is xx Hence; the unsecured portion is xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "xx" state and following required disclosures are missing in the available loan files.

Financial Institution Choice of Insurance Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
Affiliated Business Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "The operative index is unable to determine from the available loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "list of service providers is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87310633	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,417.79	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.221%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$68,000.00	Not Applicable	5.250%	xx	XX/XX/XX18	Financial Hardship	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx with the lender xx for the amount of xx which was recorded on xx.
The chain of assignment has been completed.  The last assignment was done from xx
There is an active junior mortgage against the subject property which was originated on x with lenderxx which was recorded onXX/XX/XX15. The amount of mortgage is not available in the supportive document.
There are four civil judgments against the borrower xxmentioned below:
The first judgment was in the favor of xx for the amount of xx which was recorded on xx
The second judgment was in the favor of xx for the amount of xx which was recorded on xx
The third judgment was in the favor of xxfor the amount of xx which was recorded on xx
The fourth judgment was in the favor of xx for the amount of xx which was recorded on xx
The school and combined annual taxes for the year 2017-2018 were due in the total amount of $xx
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 72 months and the next due date was 6XX/XX12. The last payment was received on 4XX/XX18 in the amount of xx which was applied for the due date of 5XX/XX12. The tape data of payment history shows, UPB in the amount of xx.
The loan has been modified once since origination onXX/XX/XX18.
The borrower had made last payment as per original note.	Collections Comments:According to the servicing comments, the loan is in active collections and the next due date was 6XX/XX12. The last payment was received on 4XX/XX18 in the amount of xx which was applied for the due date of 5XX/XX12. The tape data of payment history shows, UPB in the amount of xx.
The loan has been modified once since origination on xxbetween the borrower xx and the lender xx
According to the modified terms, the new principal balance is xx.  Upon the execution of the agreement, the lender agrees to immediately forgive the amount of xx
The borrower promises to pay xx with the rate of interest 5.250% beginning from 4XX/XX18 till the maturity date xx
According to the loan file, the foreclosure was initiated in 2012. The file was referred to an attorney on xx.The first legal action was completed onXX/XX/XX13.
The judgment was submitted to court onXX/XX/XX16 and entered onXX/XX/XX16. The sale was scheduled onXX/XX/XX17; however, the sale was postponed due to loss mitigation workout. According to the servicing comment datedXX/XX/XX17, the foreclosure file was on hold due to litigation.
However, the comments regarding reason for litigation and the issue of litigation resolve is not available.
xx had filed bankruptcy under xx with the case#xx onxx. The debtor filed proposed xx plan on xx, the debtor shall pay xx per month; however, the length of plan is not mentioned. The plan has not been yet confirmed. The deadline to file POC was xx. The case was dismissed on xxand terminated on xx for other reason.
The loss mitigation workout hold was closed onXX/XX/XX18 and the sale was scheduled onXX/XX/XX18. The ‘step’ motion to dismiss foreclosure was filed onXX/XX/XX18. The motion to dismiss foreclosure was completed onXX/XX/XX18 and motion to dismiss foreclosure was granted onXX/XX/XX18.
According to the BPO report dated 1XXX/XX17, the subject property was owner occupied and in average condition with no visible damages or repairs.
Foreclosure Comments:According to the loan file, the foreclosure was initiated in 2012. The file was referred to an attorney on XX/XX/XX12.The first legal action was completed onXX/XX/XX13. The judgment was submitted to court onXX/XX/XX16 and entered onXX/XX/XX16. The sale was scheduled onXX/XX/XX17; however, the sale was postponed due to loss mitigation workout. According to the servicing comment datedXX/XX/XX17, the foreclosure file was on hold due to litigation. However, the comments regarding reason for litigation and the issue of litigation resolve is not available. xxg had filed bankruptcy under xx with the case#xx on xx. The case was dismissed onXX/XX/XX17 and terminated onXX/XX/XX18 for other reason.The loss mitigation workout hold was closed onXX/XX/XX18 and the sale was scheduled onXX/XX/XX18. The ‘step’ motion to dismiss foreclosure was filed onXX/XX/XX18. The motion to dismiss foreclosure was completed onXX/XX/XX18 and motion to dismiss foreclosure was granted onXX/XX/XX18.
Bankruptcy Comments:xxg (borrower) had filed bankruptcy under xx with the case#xx on xx. The debtor filed proposed xx plan on xx, the debtor shall pay xx per month; however, the length of plan is not mentioned. The plan has not been yet confirmed. The deadline to file POC was xx. The case was dismissed on xx and terminated on xx for other reason.	The loan has been modified once since origination on xx between the borrower xx and the lender xx.
According to the modified terms, the new principal balance is xx.  Upon the execution of the agreement, the lender agrees to immediately forgive the amount of xx.
The borrower promises to pay xx with the rate of interest 5.250% beginning from 4XX/XX18 till the maturity date xx.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: XXXX XXXX XXXX had filed bankruptcy under xx with the case#XXXX on 6XX/XX17.&#xxD; Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Borrowe name is XXXX.   Tape Source: Initial   Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -10.19%   Comment: Corporate advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the loan file, the foreclosure was initiated in 2012.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 41 (Days)   Variance %:    Comment: The loan has been modified once since origination onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Updater per MI certificate   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 321333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333313123   Variance:    Variance %:    Comment: The Payment History String reversed is 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value:XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Total Debt / Legal Balance per Payment History is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This modification agreement was made on xx between the borrower xx and the lender xx.
According to the Balloon addendum attached to the loan modification agreement, in an effort to assist the borrower in meeting obligations and upon the execution of the agreement, the lender agrees to immediately forgive the amount of xx.
The new UPB as per the agreement is xxhe forgiven amount is more than 2% of the modified amount."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file.
1.xxConsumer Credit Disclosure / Fair Credit Reporting Notice
2.xx Interest Rate Disclosure
3.xxHazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.xx Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
																																																																																								Late Fees Test: FAIL Loan Data is 5.000%; Comparison Data is 2.000%; hence, variance is +3.000%"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13115684	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,079.05	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	54.504%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$465,273.03	$175,043.31	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx which was recorded on xx, in the amount of xx with xx as nominee for xx
The chain of assignment has been completed as the current assignment is with xx.
Active liens and judgments against the borrower as follows:
Civil judgment against the borrower in the amount of xx8 and in favor of xx which was recorded on xx
Renewed judgment is against the borrower in the amount of $xx and in favor of xx which was recorded on xx
Civil judgment against the borrower in favor of xx which was recorded on xx however, as per the document it is showing the amount as xx and in the Active Judgments and Liens section amount is not provided.
Civil judgment against the borrower in the amount of xx and in favor of xx which was recorded on xx
State tax judgments are against the borrower in the amount of xx and in favor of xx which was recorded on xx
Credit card judgment is against the borrower in the amount of $xx and in favor of xx which was recorded on xx.
Annual combined taxes paid for the year 2017 in the amount of $xx on XX/XX/XX17.
Review of payment history shows that the borrower is delinquent for 5 months. The last payment was received on 6XX/XX18 in the amount of xx and that was applied for 1XXX/XX17 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected is in the amount of xx. The borrower has been making the payments as per the modification terms.	Collections Comments:The loan is active in bankruptcy. The borrower had filed bankruptcy under xx with the case# xx on 5XX/XX15. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed on 8XX/XX15 and the debtor shall pay P&I to the trustee in the amount of xx for 36 months. The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX and complaint filed date is unavailable. As per the comment dated 5XX/XX17, the first publication event completed on 4XX/XX15. However, the foreclosure was put on hold as the borrower filed bankruptcy on 5XX/XX15. The borrower is delinquent for 5 months. The last payment was received on 6XX/XX18 in the amount of xx and that was applied for 1XXX/XX17 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx.The reason for default is not available in the loan file and comments. No details have been found regarding the occupancy of the subject property and condition. The borrower’s intention is to keep the property. As per latest property assessment report dated XX/XX/XX18, the subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX and complaint filed date is unavailable. As per the comment dated 5XX/XX17, the first publication event completed on 4XX/XX15. However, the foreclosure was put on hold as the borrower filed bankruptcy on 5XX/XX15.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx on 5XX/XX15. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed on 8XX/XX15 and the debtor shall pay P&I to the trustee in the amount of xx for 36 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down.	This Step modification agreement was signed between the borrower xx and the lender xx on xx
The unpaid principal balance is xx out of which xxx is interest bearing principal amount and xx is deferred balance amount with interest rate 2.00% which steps up in 4 steps ending at 4.875%. The maturity is dated on XXX/XX50.
The borrower promises to pay the loan in 4 steps beginning from:
The first step starts from XX/XX/XX10 for 60 months in the amount of xx with modified interest rate of 2.000%.
The second step starts from 04XX/XX15 for 12 months in the amount of xx with interest rate of 3.000%.
The third step starts from XX/XX/XX16 for 12 months in the amount of xx with interest rate of 4.000%.
The fourth step starts from XX/XX/XX17 for 396 months in the amount of xx with interest rate of 4.8750%.
This loan modification hasn’t contained any balloon provision.
Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per the appraisal report located at "XXXX_APPRAISAL_XXXX_276" appraisal value is xxX,XXXX and the original balance is xxX,XXXX and original standard LTV is showing 80.00% hence lender doesn't require MI.&#xxD; Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Unable to determine the Escrow Advance Balance per Payment History. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 443214444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444444412344. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: As per the tape data in payment history the UPB is in the amount of xx, however, the total UPB is calculated in the amount of xx. &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx
* Comment history is incomplete (Lvl 3) "The collection comments are available from 1XXX/XX16 toXX/XX/XX18. As we require latest 24 months collection comments. The collection comments are missing fromXX/XX/XX16 to XX/XX/XX16."	* Missing Required State Disclosures (Lvl 2) "Below mentioned required state disclosures are missing from the loan file:

1. Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* State Tax Judgment (Lvl 2)     "As per updated title report dated XX/XX/XX18, there is a state tax lien in the amount of xx which was recorded on XX/XX/XX13 with Georgia Department of Revenue."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99198486	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,067.29	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.842%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$162,807.37	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	Updated title report as of XX/XX/XX18 shows subject mortgage was originated on xx in the amount of xx with xx. Chain of assignment is complete as current assignee is xx. Updated title noted a discrepancy in xx: Legal description inconsistent from vesting deed to mortgage. [Legal on Mortgage showing as "Map Book/Page: xx", where as Vesting Deed Legal showing it as "Map Book/Page: xx".] Subordinate mortgage in the amount of xx by xx dated xx; Third mortgage in the amount ofxx by xx on xx. Civil judgement in the amount of xx by xx. Property tax information is through 2018. Status for xx: xx paid in full. 2018 xx due XX/XX/XX19 in the amount of $xx..
Review of updated payment history shows that the loan is in delinquency for 6 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.00 % for the due date of 1XXX/XX17. The next due date is XXX/XX18. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the modification made onXX/XX/XX13.

Collections Comments:The loan is currently in active bankruptcy. Borrower had filed bankruptcy under xx with the Case #xx on XX/XX/XX16 and the plan was confirmed on XX/XX/XX17 with monthly payment of xx. The POC was filed on xx, in the secured claim amount xx and an arrearage in the amount of xx
The loan is in delinquency for 6 months and borrower is not making his monthly payments.  The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.00 % for the due date of 1XXX/XX17.  The next due date is XXX/XX18. The latest payment history does not reflect the UPB; however tape data shows UPB in the amount of xx
The borrower is making payments as per the modification made onXX/XX/XX13.
Since origination the loan was modified 2 times. First mod was made on xx located at “xx”.
The Loan Modification agreement was made between “xx” (borrower) and “xx (Lender)” on an effective date ofxx.
The borrower had given promise to pay the UPB ofxx. According to the mod the borrower promise to pay the interest rate of 4.00 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX13 and ends with the maturity date of XXX/XX53.
Foreclosure Case Number UNKNOWN.  The loan has been modified once since origination on XX/XX/XX08 between the borrower(s) xx and the lender xx. The new principal balance per modification is in the amount of xx to be paid at the rate of 4.00% with P&I of xx, beginning from XX/XX/XX13 to the stated maturity date xx. The foreclosure was referred to attorney on XX/XX/XX17. The foreclosure was put on hold because the borrower filed bankruptcy xx with case # xx on XX/XX/XX16. Further action is awaited.
Legal description is inconsistent from vesting deed to mortgage. As the mortgage was recorded onXX/XX/XX18 shows legal with “xx”; however, the deed recorded on 7XX/XX05 shows legal with “Map Book/Page: xx”. As the property address and lot is same on both. It can be cure by adding the correct page number on legal of mortgage and re-record it.

According to the BPO report dated 5XX/XX18 the property is occupied by the owner and no visible damages were found.

Foreclosure Comments:Foreclosure Case Number UNKNOWN.  The loan has been modified once since origination on XX/XX/XX08 between the borrower(s) xxand the lender HSBC. The new principal balance per modification is in the amount of xx to be paid at the rate of 4.00% with P&I of xx, beginning from XX/XX/XX13 to the stated maturity date xx. The foreclosure was referred to attorney on XX/XX/XX17. The foreclosure was put on hold because the borrower filed bankruptcy xx with case # xx on xxx. Further action is awaited.

Bankruptcy Comments:Borrower had filed bankruptcy under xx with the Case # xx on xxand the plan was confirmed on XX/XX/XX17 with monthly payment of xx. The POC was filed on XX/XX/XX16, in the secured claim amount xx and an arrearage in the amount of xx	Since origination the loan was modified 2 times. First mod was made onXX/XX/XX09 located at “xx”.
The Loan Modification agreement was made between “xx” (borrower) and “xx (Lender)” on an effective date of xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 4.00 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX13 and ends with the maturity date of xx.
Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Current Bankruptcy Post Petition Due Date Loan Value: 6XX/XX18 Tape Value: 7XX/XX18 |---| 29 (Days) |----| Comment: Reviewer updated per documents found in BOX&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX13   Tape Value: XXX/XX13   Variance: 8 (Days)   Variance %:    Comment: Doc date of last mod isXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 1XXX/XX15   Tape Value: XX/XX/XX15   Variance: -5 (Days)   Variance %:    Comment: referral date is 1XXX/XX15.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: total debt as per the payment history is xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal description is inconsistent from vesting deed to mortgage. As the mortgage was recorded onXX/XX/XX08 shows legal with “Map Book/Page: 20XX/XX”; however, the deed recorded on 7XX/XX05 shows legal with “Map Book/Page: 20XX/XX46”. As the property address and lot is same on both. It can be cure by re-recoding of subject mortgage with corrected map page number.
It looks like a xx error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to 7XX/XX18; however we required latest 24 months complete comment history. The comments are missing from 8XX/XX16 to XX/XX/XX16."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA Rescission Finance Charge Test, TILA Foreclosure Rescission Finance Charge Test and Late Fees Test.
TILA Finance Charge Test: FAIL loan data:xx  Comparison dataxx variance:xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAILloan data:xx Comparison dataxxvariance:-xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed TILA Rescission Finance Charge Test, TILA Foreclosure Rescission Finance Charge Test and Late Fees Test.
TILA Finance Charge Test: FAIL loan data:xx  Comparison dataxxvariance:xx
TILA Foreclosure Rescission Finance Charge Test: FAILloan dataxx  Comparison dataxxvariance:xx.
Late Fees Test: FAIL Loan data:5.000% comparison data:4.000% variance:+1.000%"
* Missing Required State Disclosures (Lvl 2)     "The property is located in xx state and the required disclosures are missing from the loan file.
Amortization Schedule Disclosure, Credit Property Insurance Disclosure, Fee Agreement, Priority of Security Instrument Disclosure and attorney selection disclosure."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed Late Fees Test.
Late Fees Test: FAIL Loan data:5.000% comparison data:4.000% variance:+1.000%.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is
																																																																																								located."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54972068	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$164.43	$6,423.54	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	4 Family	xx	xx	Primary	Yes	Yes	No	89.115%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/XX18, the subject mortgage was originated on xx in the favor of xx which was recorded on xx
The chain of the assignment has been completed. The last assignment is with xx which was recorded on xx
There is child support lien against the borrower, xx in the favor of xx for the amount of $xx which was recorded on xx.

There is criminal civil judgment against the borrower, xx in the favor xx for the amount of xx which was recorded on xx.
There are two state tax liens in the favor of xx for the total amount of xx. However, the middle of defendant, xx does not match with the borrower middle name xx.

There is PVB violation judgment against the borrower, xx for the total amount of xx which was recorded on xx in the favor of xx

There is a senior TAB violation judgment against the borrower, xx in the total amount of xx in the favor of xx which was recorded on XX/XX/XX06.

There are multiple ECB liens against the borrower, xx for the total amount of $xx in the favor of xx which was recorded on XX/XX/XX09.
2013 other annual taxes are delinquent in the total amount of $xx which was good through till XX/XX/XX13.
2014 other annual taxes are delinquent in the total amount of $xx which was good through till XX/XX/XX14.
2015 other annual taxes are delinquent in the total amount of $xx which was good through till XX/XX/XX15.
2016 other annual taxes are delinquent for the total amount of $xx which was good through till XX/XX/XX16.
2017 other annual taxes are delinquent for the total amount of $xx which was good through till XX/XX/XX17.
2018 other annual taxes are delinquent for the total amount of $xx which was good through till XX/XX/XX18.
2018 utilities taxes are delinquent in the amount of $xx which was good through till XX/XX/XX18.
First installment of 2018 city taxes has been paid in the total amount of $xx on XX/XX/XX18 and second installment is due in the total amount of $xx on XX/XX/XX18.
Third and fourth installments of 2019 city taxes are due in the total amount of on XX/XX/XX19 and XX/XX/XX19 respectively.

According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 49 months and the next due date is XX/XX/XX14. The last payment received date is not available. The UPB as per tape data is in the amount of xx. The borrower has been making payments as per note terms with the interest rate of 5.625 % and P&I ofxx. The loan has not been modified since the origination.	Collections Comments:The loan is currently in the collection and the next due date is XX/XX/XX14. The last payment received date is not available. The UPB as per tape data is in the amount ofxx. The borrower has been making payments as per note terms with the interest rate of 5.625 % and P&I ofxx. The loan has not been modified since the origination. The reason for default is not available in the collection comment.
According to updated title report, the foreclosure was initiated and was referred to an attorney on XX/XX/XX14. The complaint was filed on XX/XX/XX15 with the case #x. The judgment of foreclosure and sale was submitted to xx county court onXX/XX/XX. The judgment was entered on XX/XX/XX17. The sale scheduled for xx. The borrower had filed prior bankruptcy on XX/XX/XX17 with the case #xx which was terminated on XX/XX/XX18.
The notice of sale was filed on XX/XX/XX18. The foreclosure sale was scheduled onxx
The foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under xx with the case #xx on xx. A Notice of Deficiency Filing was sent on May 24, 2018, informing the debtor(s), among other things, that there were outstanding statements, schedules and/or lists to be filed or the case may be subject to automatic dismissal under xx
Notice of automatic dismissal of case under bankruptcy code § 521 (i) (1) was filed on XX/XX/XX18. The case was dismissed onxx and was terminated onxx. No further information is available regarding the sale is later scheduled or not.
According to the BPO report dated XX/XX/XX18, the subject property is owner occupied and is average condition. No comment pertaining damage to the subject property has been observed. As-Is list price is quoted as xx

Foreclosure Comments:According to updated title report, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on XX/XX/XX15 with the case #2xx. The judgment of foreclosure and sale was submitted to xx county court onXX/XX/XX. The judgment was entered on XX/XX/XX17. The sale scheduled for XX/XX/XX17. The borrower had filed prior bankruptcy on xx with the case #xx which was terminated on xx
The notice of sale was filed onxx. The foreclosure sale was scheduled onxx
The foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under xx with the case #xx on xx
A Notice of Deficiency Filing was sent on May 24, 2018, informing the debtor(s), among other things, that there were outstanding statements, schedules and/or lists to be filed or the case may be subject to automatic dismissal under § 521(i)(1) of the Bankruptcy Code.
Notice of automatic dismissal of case under bankruptcy code § 521 (i) (1) was filed on XX/XX/XX18. The case was dismissed on xx and was terminated on xx. No further information is available regarding the sale is later scheduled or not.

Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the case #xx on xx
A Notice of Deficiency Filing was sent on May 24, 2018, informing the debtor(s), among other things, that there were outstanding statements, schedules and/or lists to be filed or the case may be subject to automatic dismissal under § 521(i)(1) of the Bankruptcy Code.
Notice of automatic dismissal of case under bankruptcy code § 521 (i) (1) was filed on XX/XX/XX18. The case was dismissed on XX/XX/XX18 and was terminated on XX/XX/XX18.
Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Payment History String Loan Value: 444444444444 Tape Value: 333333333333333333333333 |---| |----| Comment: The payment history string is 444444444444.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: According to the payment history, total debt is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 shows there are multiple ECB liens against the borrower,xx for the total amount of xx in the favor of xx which was recorded onxx."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX18, there are multiple ECB liens against the borrower, xx for the total amount of xx in the favor ofxx which was recorded on XX/XX/XX09.
The subject property is located xx State. There is risk of property being foreclosed due to above unpaid liens. This can be cured by paying off above unpaid liens with accrued interest and late charges."	* Title Review shows outstanding delinquent taxes (Lvl 3) "According to updated title report dated XX/XX/XX18, subject property taxes are delinquent from the year 2013 till 2018 as follow:
2013 other annual taxes are delinquent in the total amount of xxx3 which was good through till XX/XX/XX13.
2014 other annual taxes are delinquent in the total amount of xxx0 which was good through till XX/XX/XX14.
2015 other annual taxes are delinquent in the total amount of xxx0 which was good through till XX/XX/XX15.
2016 other annual taxes are delinquent for the total amount of xxx0 which was good through till XX/XX/XX16.
2017 other annual taxes are delinquent for the total amount of xxx0 which was good through till XX/XX/XX17.
2018 other annual taxes are delinquent for the total amount of xxx0 which was good through till XX/XX/XX18.
This can be cured by paying off for above delinquent taxes including penalty. Total delinquent taxes need to pay off for the amount of xx."
* Active Judgment Against Borrower (Lvl 3)     "The subject mortgage was originated on XX/XX/XX08 in the favor ofxx which was recorded on XX/XX/XX08.
According to updated title report dated XX/XX/XX18, there is a senior TAB violation judgment against the borrower, xx in the total amount of xx in the favor of xx which was recorded on xx
Final Title Policy at the origination does not reflect any exception for senior judgments or liens. It shows a clear title. Possible title claim can be filed."
* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX16 toXX/XX/XX18. However, we require latest 24 collection comments. The comment history is missing from XX/XX/XX16 to XX/XX/XX16."	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data: xxx Comparison Data: xx Variance: xx
The finance charge is xxxx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following disclosures are missing from the loan file:
xx Consumer Credit Disclosure / Fair Credit Reporting Notice
xx Interest Rate Disclosure
xxHazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
xx Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* DTI > 60% (Lvl 2)     "According to final loan application, the total income of the borrower is xx and total debts are xx. Hence, DTI is calculated as 89.115%."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Water/Sewer Taxes (Lvl 2) "According to updated title report dated XX/XX/XX18, 2018 utilities taxes are delinquent in the amount of xx which was good through till XX/XX/XX18. This can be cured by paying off for above delinquent taxes including penalty"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13837219	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,349.54	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Yes	Yes	No	65.019%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$236,527.45	$51,377.45	4.000%	xx	XX/XX/XX13	Financial Hardship	According to updated title report datedXX/XX/XX18, the subject mortgage was originated on xx with xx which was recorded onxx/xx/xx06.
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
There are two Hospital lien against xx favor of xx in the total amount of $xx which were recorded on xx and xx.
There is a Hospital lien against xx favor of xx in the total amount of xx which was recorded onXX/XX/XX17.
There are multiple judgments given in the common name of xx. But subject property address does not match with property address given on any judgment document.
2016 and 2017 County annual taxes have been paid in the total amount of $xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for 10 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX17. The current P&I is xx and rate of interest is 4.00%. The current unpaid principal balance is in the amount of xx The last payment was made by borrower as per the loan modification agreement which was made onXX/XX/XX13.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX17 to till date. The delinquency has been done for 10 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX17. The current P&I is xx and rate of interest is 4.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx
According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case# xx on xx and the plan was confirmed on XX/XX/XX17. Schedule D in voluntary petition datedXX/XX/XX17 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx Amended POC was filed by x on xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed onXX/XX/XX17. Fourth amende xx plan was filed on 9XX/XX17, which states that arrearage was included in the plan and regular payment will pay directly to creditor. This plan was confirmed on XX/XX/XX17, which states that arrearage was included in the plan xx and regular payment will pay directly to creditor as per contract. Last filling was xx
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed on XXX/XX16. Foreclosure lis pendens was filed on 6XX/XX16. Foreclosure was in process to enter the judgment. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case # xx on date xx. Currently, loan is active in foreclosure.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report dated XXX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed on XXX/XX16. Foreclosure lis pendens was filed on 6XX/XX16. Foreclosure was in process to enter the judgment. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case # xx on date xx. Currently, loan is active in foreclosure. No further details have been found as we have collection comments as of xx
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the case#xx on xxand the plan was confirmed on XX/XX/XX17. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx However, unsecured portion remained as xx. Amended POC was filed by xx on xx, in the secured claim amount xxand an arrearage in the amount of xx. xx plan was filed onXX/XX/XX17. Fourth amende xx plan was filed on 9XX/XX17, which states that arrearage was included in the plan and regular payment will pay directly to creditor. This plan was confirmed on XX/XX/XX17, which states that arrearage was included in the plan xx and regular payment will pay directly to creditor as per contract. Last filling was 9XX/XX18.	The loan modification agreement was made between Borrower and lender on xx with the new modified unpaid principal balance is xx. From unpaid principal balance the deferred balance was xx. The interest bearing amount was xxwith interest rate 4.00% and the modified P&I was xx. The first modified payment due date was 1XXX/XX13 and the maturity date will be xx	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Origination Appraisal	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: mod in file Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI not required   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.32%   Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: As per Note the property street is Drive.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.35%   Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: verified from the payment history&#xxD; Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "Comment datedXX/XX/XX16 shows that foreclosure was contested and matter was found for additional fees was requested in the amount of xx. File was put on hold due to litigation on XX/XX/XX16. Again comment dated 5XX/XXx shows that foreclosure was contested and matter was found for additional fees was requested in the amount of xx and litigation reason due to additional fees requested. No further comments found stating that litigation matter is resolved or not."
* Loan has been determined to have an unsecured debt (Lvl 3)     "According to the PACER, the xx(borrower) had filed for bankruptcy under xx with the case#xx on xx. Schedule D in voluntary petition datedxx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* Foreclosure Delay or Contested (Lvl 3) "Comment datedXX/XX/XX16 shows that foreclosure was contested and matter was found for additional fees was requested in the amount of xx. File was put on hold due to litigation on XX/XX/XX16. Again comment dated 5XX/XXx shows that foreclosure was contested and matter was found for additional fees was requested in the amount of xx. No further comments found shows that contested matter is resolved or not."	* DTI > 60% (Lvl 2) "As per final application total income is xx and total debts are xx. hence DTI is greater than 60%."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing form the loan file which are required in xx State:
Anti-Coercion Notice
Radon Gas Disclosure
Insurance Sales Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow acct disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer disclosure is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by borrower."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing form the loan file. The value and date is captured form doc located at#xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79648150	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Vermont	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,842.01	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	32.110%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$153,929.95	Not Applicable	11.625%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The xx of assignment has been completed as the current assignment is with xx. There is no active judgment or lien foud pending. First installment of 2018-2019 county taxes has beenn paid in the amount of $xx. Second ad third installments of 2018-2019 county taxes are due in the total amount of $xx. No prior year delinquent taxes foud pending.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 30 months. The last payment was received on 9XX/XX15 in the amout of xx and that was applied for 08XX/XX15. The next payment is due for 09XX/XX15. The current P&I is xx ad current rate of interest is 11.625%. As per payment history, the current unpaid principal balance is xx	Collections Comments:The loan is active in bankruptcy. The borrower xx had filed the bankruptcy under xx with case#xx xx. The plan was confirmed on XX/XX/XX18. The voluntary petition was filed on 06XX/XX18. As per xx plan dated 06XX/XX18, the debtor shall pay xx per month to the xx trustee for 36 months. The POC was filed on xx with POC amount of xx and arrearage in the amount ofxx. As per collection comments, the foreclosure was initiated on loan. The foreclosure was referred to attorney on XX/XX/XX16. The complaint was filed on 05XX/XX17.The service was completed on XX/XX/XX17. As per comment dated 07XX/XX18, the foreclosure is awaited for judgment date to be entered. The foreclosure was placed on hold due to FEMA disaster. As per comment dated XX/XX/XX17, FEMA hold was removed. The home was determined not to be affected by the disaster. The foreclosure was again placed on hold due to court delay. Currently, the foreclosure is on hold due to bankruptcy filing on 06XX/XX18. The borrower is not making the payments regularly. The borrower is delinquent for more than 30 months. The last payment was received on 9XX/XX15 in the amount of xx and that was applied for 08XX/XX15. The next payment is due for 09XX/XX15. Loan Modification agreement was made between borrower xx with xx. on effective date of 06XX/XX16. The borrower had given promise to pay the UPB of xx with interest rate of 11.625% with P&I of xx with fixed amortized type and it was beginning from first payment date on 06XX/XX15 and ends with the maturity date of xx. As per comment dated XX/XX/XX18, the reason for default is curtailment of income and property is occupied by the son. As per property assessment report dated XX/XX/XX18, the subject property is occupied by the unknown party with no visible damages or repairs.

Foreclosure Comments:As per collection comments, the foreclosure was initiated on loan. The foreclosure was referred to attorney on XX/XX/XX16. The complaint was filed on xx.The service was completed on xx. As per comment dated 07XX/XX18, the foreclosure was awaited for judgment date to be entered. The foreclosure was placed on hold due to FEMA disaster. As per commet dated XX/XX/XX17, FEMA hold was removed.The home was determined not to be affected by the disaster. The foreclosure was again placed on hold due to court delay. Currently, the foreclosure is on hold due to bankruptcy filing on xx
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xx on xx. The plan was confirmed on XX/XX/XX18. The voluntary petition was filed on xx. As per xx plan dated 0xx, the debtor shall pay xx per month to the xx trustee for 36 months. The POC was filed on xx with POC amount ofxx and arrearage in the amount of xx.	Loan Modification agreement was made between borrower xx with xx. on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 11.625% with P&I of xx with fixed amortized type and it was beginning from first payment date on 06XX/XX15 and ends with the maturity date of xx.	Affiliated Business Disclosure Missing Dicsloures Notice of Servicing Transfer	Field: Current Foreclosure Status Loan Value: Service Completed Tape Value: Judgment Entered |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Second Home   Tape Value: Vacant   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan did not pass the prohibited fees test. (9 VSA §42)
The Vermont statutes provide that only those fees expressly permitted may be charged."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as loan is failing for Prohibited fees test."
																																																																																								* Property Damage (Lvl 2) "As per comment dated XX/XX/XX17, there is rotting wood damages on subject property in the amount of xx. No further comments found. Details regarding repairs are unavailable. No details were found regarding the insurance claim. As per property assessment report dated XX/XX/XX18, the subject property is occupied by the unknown party with no visible damages."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91133034	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,747.45	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	55.228%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX10	$469,459.26	$264,318.94	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated xx/xx/xx18 states that the subject mortgage was originated on xx
The chain of assignment has been completed.
xx.
There are no active liens and judgments against the borrower.
The 2019 first installment taxes have been paid in the amount of $xx for the due date XX/XX/XX18.
The 2019 second installment taxes have been paid in the amount of $ xx for the due date XX/XX/XX18; however, prior delinquent taxes have not been found.

The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 41 months and the next due date is XXX/XX15. The last funds were received onXX/XX/XX18 and were placed into suspense. The suspense funds for the xx were then applied to the XXX/XX15 payment. The tape is reflecting UPB as xx. The current P&I is xx and the current PITI is xx.	Collections Comments:As per collection comments review as ofXX/XX/XX18, the loan is in an active bankruptcy.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 41 months and the next due date is XXX/XX15.  The last funds were received onXX/XX/XX18 and were placed into suspense.  The suspense funds for the xx were then applied to the XXX/XX15 payment. The tape is reflecting UPB as xx The current P&I is xx and the current PITI is xx.
As per collection comment datedXX/XX/XX18, the reason for default is curtailment of income due to marital difficulties.
As per document located at "xx" the trial mod for three months starting from 1XXX/XX09 to XXX/XX10 with the plan payment of xx was given to the borrower.
The loan was modified in 5 steps on XXX/XX10.  As per modified terms, the borrower promises to pay the modified principal balance of xx at the step interest rate of 2.0% with modified P&I of xx for 60 months, with interest rate of 3.0% and the P&I of xx for 12 months, with the interest rate of 4.0% and the  P&I of xx for 12 months. with the interest rate of 5.0% and the  P&I of xx for 12 months, with the interest rate of 5.125% and the  P&I of xx for 384 months. The first payment due date was xx and the new maturity date is XXX/XX50. The deferred amount of xx will have to pay on the maturity date.
As per review, the foreclosure was initiated and the file was referred to an attorney on 7XX/XX16.  A new NOI/Demand letter was requested to be sent on 1XXX/XX17.  The 90 day demand letter was sent on XXX/XX18 and expires onXX/XX/XX18.  The NOI/Demand letter had not yet expired when the foreclosure was placed on hold due to the borrower filing bankruptcy under xx with case #xx on xx.
As per PACER records, the borrower has filed the bankruptcy under xx with case # xx on xx. The POC was filed onxx with a secured claim amount of xx and the arrearage amount is xx
The plan has not been confirmed yet; however, as per amended xx plan filed onXX/XX/XX18, the debtor shall pay xx for 60 months.  The Trustee filed a Motion for Order Dismissing Case on xx
As per collection comments the property is occupied by owner and property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.
The latest BPO completedXX/XX/XX18 reflects an As Is Value of xxwith no needed repairs.
Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney on 7XX/XX16.  A new NOI/Demand letter was requested to be sent on 1XXX/XX17.  The 90 day demand letter was sent on XXX/XX18 and expires onXX/XX/XX18.  The NOI/Demand letter had not yet expired when the foreclosure was placed on hold due to the borrower filing bankruptcy under xx with case #xx
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case # xx on xx. The POC was filed on xx with a secured claim amount of xxand the arrearage amount is xx
The plan has not been confirmed yet; however, as per amended xx plan filed onXX/XX/XX18, the debtor shall pay xx for 60 months. The Trustee filed a Motion for Order Dismissing Case onXX/XX/XX18.	This modification agreement was made on xx between the lender "xx" and the borrower " xx
As per modified terms, the borrower promises to pay the modified principal balance of xx at the step interest rate of 2.0% with modified P&I of xx for 60 months, with interest rate of 3.0% and the P&I of xx for 12 months, with the interest rate of 4.0% and the  P&I of xx for 12 months. with the interest rate of 5.0% and the  P&I of xx for 12 months, with the interest rate of 5.125% and the  P&I of xx for 384 months. The first payment due date was XXX/XX10 and the new maturity date is xx
This modification contain balloon provision.
The deferred amount of xx will have to pay on the maturity date.	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Borrower #2 Last Name Loan Value: XXXX Tape Value: XXXX |---| |----| Comment: As per note, the borrower#2 last name is XXXX Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Not Applicable   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note, the borrower#2 middle name is not applicable.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note, the borrower#2 last name is XXXXXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Post Petition Due Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -30 (Days)   Variance %:    Comment: Borrower made a payment after the tape provided date of 6XX/XX18.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Referred to Attorney   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: As per review, the foreclosure status is referred to attorney.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI was not required on the loan.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance is a negative and therefore gets entered as an Escrow advance balance.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no interest only period.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX15   Variance: 1826 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as XXX/XX10.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: The Modification reflects the Modification Step 1 Rate as 2.0%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX15   Tape Value: XXX/XX16   Variance: 365 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as XXX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: The Modification reflects the Modification Step 2 Rate as 3.0%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX16   Tape Value: XXX/XX17   Variance: 366 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 3 Date as XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: The Modification reflects the Modification Step 3 Rate as 4.0%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX18   Variance: 365 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as XXX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Rate   Loan Value: 5.0%   Tape Value: 5.1%   Variance:    Variance %: -0.13%   Comment: The Modification reflects the Modification Step 4 Rate as 5.0%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.18%   Comment: As per note, the original balance is xx,0000.00.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: As per payment history review, the total debts are xx.&#xxD; Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "The operative index value is unable to determine from the available loan files."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files.
Lead-Based Paint Disclosure
Mortgage Loan Application Disclosure
Carbon Monoxide Alarms
MA Smoke Detector Certificate
Notice of the Specific Reason for Denial of Credit
Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow acct disclosure is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75015584	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,215.89	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$63,242.37	Not Applicable	6.500%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated onxxand was recorded on xx, with the lender xx
The chain of assignment has been completed. The latest assignment is with xx. recorded on xx with instrument #xxand Book/Page xx

There is an active civil judgment against the borrower xx in the favor of xxq in the amount is xx recorded on XX/XX/XX16 with instrument # xx.
There is an active civil judgment against the borrower xx in the favor of xx in the amount is $xx recorded onxxwith instrument # xx.
There is an active civil judgment against the borrower xx in the favor of xx in the amount is $xx recorded on xx with instrument # xx
2018 combined jurisdiction 1st installment tax has been paid in the amount of $xx onxx/xx/xx18.
2018 combined jurisdiction 2nd installment tax has been paid in the amount of $xx onxx/xx/xx18.
2018 combined jurisdiction 3rd installment tax overpayment amount is $xx onxx/xx/xx18.
2018 combined jurisdiction 4th installment tax is due in the amount of $xx on xx/xx/xx18.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 10 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX17 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xxx. The borrower has been making payments as per the modification agreement.
the loan was modified on XX/XX/XX14 between the borrowers xx and Servicer xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.500 % and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX14. The maturity date as per modification is xx. This loan was modified twice. The last modification was made on XX/XX/XX11 between the borrowers xx and Lenderxx. The modification is located at" xx".
The reason for default is a curtailment of an income. The borrower's intention is to keep the property.
The foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15 and the complaint was filed on XX/XX/XX15. The judgment hearing was scheduled for XX/XX/XX16 and foreclosure judgment was entered on XX/XX/XX16. The sale was scheduled for XX/XX/XX17. Later, it was postponed to XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. The bankruptcy is still active. The foreclosure sale is currently scheduled for XX/XX/XX18. No further details have been found.
According to the PACER, the borrower xx had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on XX/XX/XX17, the POC amount isxx and the arrearage amount is xx. The plan was confirmed on xx. As per the confirmed plan, the debtor shall pay the trustee xx for 50 months under xx. The motion for relief from stay was filed on XX/XX/XX17. The post-petition due date is 5XX/XX18.
As per the Inspection report (xx) dated  XX/XX /xx18, the subject property has been occupied by an unknown party and property is in good condition. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15 and the complaint was filed on XX/XX/XX15. The judgment hearing was scheduled for XX/XX/XX16 and foreclosure judgment was entered on XX/XX/XX16. The sale was scheduled for XX/XX/XX17. Later, it was postponed to XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX17. The bankruptcy is still active. The foreclosure sale is currently scheduled for XX/XX/XX18. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower xx had filed for bankruptcy under xx with the case# xx on xx The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX18. As per the confirmed plan, the debtor shall pay the trustee xx for 50 months under xx. The motion for relief from stay was filed on XX/XX/XX17. The post-petition due date is xx.	According to the modification, the loan was modified on XX/XX/XX14 between the borrowers xx and Servicer xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.500 % and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX14. The maturity date as per modification isxx. This loan was modified twice. The last modification was made onxx between the borrowers xx and Lenderxx.	Origination Appraisal
Right of Rescission
HUD-1 Closing Statement
Credit Application
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Final Truth in Lending Discl.	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: According to the Inspection Report the Current Occupancy is Occupied by Unknown Party.&#xxD; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan was modified in 2014.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History is xx#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: Loan Documentation Type is No Documentation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: The Note reflects the Original Balance (or Line Amount) as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.77% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement and itemization of fees are missing from the loan file."	* Missing Appraisal (Lvl 2) "The Appraisal at the time of origination is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Application Missing (Lvl 2)     "The Final Application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The Final TIL is missing from the loan file."										Value: Date: Type:Field review	Value: Date: Type:BPO	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48161158	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,865.99	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	32.039%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$180,736.22	Not Applicable	6.125%	xx	XX/XX/XX18	Financial Hardship	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is currently with xx. No active judgment or liens are found pending. As per updated title report county taxes for the year of 2017, 1st & 2nd installment was paid in the total amount of $xx. Also, county taxes for the year of 2018, 1st county taxes was paid in the amount of $xx and 2nd installment is due on XX/XX/XX18 in the amount of $xx	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 5XX/XX18 in the xx which was applied to xx. The next due date is xx. The payment was received as per prior loan modification agreement xx . As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. Borrower has filed bankruptcy under xx.
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on xx in the xx which was applied to xx. The next due date is xx. The payment was received as per prior loan modification agreement dated xx .  As per payment history, the current UPB is being reflected the amount of xx.
The reason for default is excessive obligation.
According to latest exterior  BPO xx, shows subject property needed repairs  in the amount of  xx. There is need  to repaint exterior trim, possible siding.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx. As per xx plan debtor shall pay the trustee in the amount of xx per month for the 36 months. xx, in the amount of xx with amount of arrearage xx. The case was discharged on xx.
This loan modification (Recast Agreement) was done on xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 6.125 % and Monthly P&I is xx. The modification payment start date is xx. Prior loan modification done on xx.	Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 59 (Days) |----| Comment: Per document the modification date is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 233333333333333333333333   Variance:    Variance %:    Comment: The current Payment string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333332   Variance:    Variance %:    Comment: The current Payment string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Borrower received cash in hand.   Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value:xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: The total debt is xx as pe rthe payment history. Tape Source: Initial Tape Type:	B			* Property Damage (Lvl 2) "According to latest exterior BPO xx, shows subject property needed repairs in the amount of xx. There is need to repaint exterior trim, possible siding." * TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower." * Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial Escrow account disclosure is missing in the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$3,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14562883	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,113.42	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	32.238%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$121,153.40	Not Applicable	5.500%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. xx, which was recorded onXX/XX/XX17.
There is a junior mortgage originated on xx  and recorded on xx in the amount of $xx in the favor of  xx.
No active judgments or liens have been found.
The town 1st installment taxes in 2019 have been paid in the amount of $xx and 2nd installment are due on xx/xx/xx18 in the amount of $xx.
No prior years delinquent taxes have been found.

According to the latest payment history as ofXX/XX/XX18, the borrower is delinquent for 29 months and the next due date for the payment is XXX/XX16. The last payment was received onXX/XX/XX16 in the amount of xx, which was applied for xx. The current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per Modification agreement xx.

Collections Comments:According to the servicing comments, the loan is in the bankruptcy and the next due date for the payment is xx. The last payment was received onXX/XX/XX16 in the amount of xx, which was applied for XXX/XX16. The current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per Modification agreement xx.
Reason for default is a curtailment of income as per the comments.
The loan had been modified on xx. The unpaid principal balance is xx with the interest rate of 5.500%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity date will be on xx.
The foreclosure was initiated in 2016 and the file was referred to an attorney on xx. xx.
The comment datedXX/XX/XX18 shows that the subject property is Owner-occupied.
 According to the BPO report dated xx, the subject property is owner occupied and is in average condition. The “As is Price” is xxForeclosure Comments:xx.

Bankruptcy Comments:As per the PACER report, the borrower “xx” had filed the bankruptcy under xx with the xx. The POC was filed by the creditor on xx with the secured amount of xx and the amount of arrearage was xx. According to the xx proposed plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The date of the last filing of bankruptcy was xx.	This loan modification agreement was made on xx.
The unpaid principal balance is xx with the interest rate of 5.500%. The borrower promises to pay the monthly  P&I of xx beginning from 8XX/XX14. The maturity date will be on xx.

Right of Rescission Initial Escrow Acct Disclosure Missing Required State Disclosures Final Truth in Lending Discl. Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: The current foreclosure status as per the comments is Awaiting sale. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx  Variance: -5 (Days)   Variance %:    Comment: As per Mod the last modification date is xx.However, tape reflects it as 7xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per loan documents there is no MI so it is not applicable.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects it as 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444444444. However, tape reflects it as 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.42% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The final title policy reflecting the exhibit A attached to it; however, it is not attached and missing. The entire legal description is missing on final title policy.
It can be cured by adding addendum to the final title policy with legal description."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: FAIL; Loan Data:  0.000%; Comparison Data:5.579%; Variance: -5.579%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) ) FAIL
The annual percentage rate (APR) is 5.579%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA Right of Rescission Test: FAIL.
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Massachusetts state. The following state disclosures are missing from the loan file:
·Lead-Based Paint Disclosure.
·Mortgage Loan Application Disclosure.
·Carbon Monoxide Alarms.
·MA Smoke Detector Certificate.
·Notice of the Specific Reason for Denial of Credit.
·Demonstration and Documentation of Compliance with Borrower’s Interest Requirement."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan failed the TILA right of rescission test."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88517501	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Iowa	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,646.00	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	20.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.303%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$129,079.58	Not Applicable	4.500%	xx	XX/XX/XX15	Change of Terms	Review of updated title report datedXX/XX/XX18 shows the subject mortgage was originated on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx.
No active judgments or liens have been found pending.
Annual taxes are in the amount of $xx.
2017-2018 1st half combined taxes are due till xx/xx/xx18 in the amount of $xx.
2017-2018 2nd half combined taxes are due tillxx/xx/xx19 in the amount of $xx.
No prior delinquent taxes have been found pending	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 1 month. The next due date for the payment is 6XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of xx was received onXX/XX/XX18 in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx.	Collections Comments:The current status of the loan is active in bankruptcy and next due date is for xx. The last payment was received on xx in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 4.500%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
Servicing comments state that the foreclosure was referred to the attorney on xx. The servicing comment dated 6XX/XX17 state that the xx. The foreclosure was put on hold due to bankruptcy, xx.
The borrower had filed bankruptcy under xx with xx. The debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. The lender had filed xx.
The subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:Servicing comments state that the foreclosure was referred to the attorney on xx. The foreclosure was put on hold due to bankruptcy, started on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx plan with xx.
According to the xx plan dated 6XX/XX17, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months for the total base amount of xx. According to motion to modify plan post confirmation dated xx, the debtor will increase the payments to the Trustee to xx per month for 60 months.
The lender had filed POC on xx with the total amount xx and amount of arrearage is xx.
Schedule D of voluntary petition dated 6XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information has been found regarding cram down in the bankruptcy case.	This loan modification was done onXX/XX/XX15 between the xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.500 % and Monthly P&I is xx. The modification payment start date is xx.	Missing Required State Disclosures Missing Dicsloures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 26 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: MI cert. available in loan file.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.11%   Comment: The Note reflects the Original Balance (or Line Amount) as xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 10MMMMMMMMMM   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 012MMMMMMMMM.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMMMMM01   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as MMMMMMMMM012.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.10% Comment: Total Debt/Legal Balance per payment History in loan file amount shows xx. Tape Source: Initial Tape Type:	B	* Final TIL Date after actual transaction date (Lvl 2) "Final TIL date is xx which is after the transaction date ofXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Iowa. The following state disclosures are missing from the loan file.
1) Credit Agreement Disclosure.
2) Notice to Consumer.
3) Compliance with Truth in Lending Act.
4) Choice of Insurer Disclosure."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of voluntary petition dated 6XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information has been found regarding cram down in the bankruptcy case."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39617936	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,610.89	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.050%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	70.829%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$179,317.47	$13,576.13	4.000%	xx	XX/XX/XX14	Financial Hardship	Updated title report as ofxx/xx/xx18 shows subject mortgage was originated onxx/xx/xx05 in the amount of xx.
The chain of assignment has not been completed as currently, the assignment  with xx.
Active Judgments and Liens;
1) One credit card judgment found pending against the borrower xx.
Property Tax Status;
1) 2018 Combined annual taxes are due in the amount of $xx for the due date of XX/XX/XX19.
2) 2017 Combined annual taxes has been paid in the amount of $xx on XX/XX/XX18.
No prior year delinquent taxes had been found pending.	The review of payment history as of dated XX/XX/XX18 shows that the borrower is making irrigular payments. The loan payments are currently 3 months delinquent. The next due date is xx. The last payment was received on xx in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per tapa data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date xx.	Collections Comments:Collection comments available from XX/XX/XX17 till XX/XX/XX18 shows that the borrower is making irrigular payments. The loan payments are currently 3 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per tapa data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date xx.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date 5XX/XX35. The UPB that has been amortized is xx as an interest bearing amount.
Borrower xx had filed bankruptcy under xx with xx.
As per available BPO report dated XX/XX/XX18 the subject property is owner occupant and is in good condition with no needed repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx had filed bankruptcy under xx with xx.
POC was filed on xx.
Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx; however, unsecured debts are in the amount of  xx.
As per order providing percentage to unsecured creditors, filed on xx debtor must pay 90% amount of unsecured debts to creditor.
According to the confirmed xx plan dated on xx, the Debtor shall pay to trustee xx semi-monthly via payroll deduction for 60 months. The plan was amended onXX/XX/XX17 to increase payments toxxx, Inc by xx monthly.	Loan Modification agreement was made between borrower “xx”, with lender “xx” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX14 and ends with the maturity date of xx.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date xx. The UPB that has been amortized is xx as an interest bearing amount.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 52 (Days) |----| Comment: Per executed modification agreement. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Modification only.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 61   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444434   Tape Value: 333333333333333333332111   Variance:    Variance %:    Comment: Per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 434444444444   Tape Value: 111233333333333333333333   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: Legal balance. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 till XX/XX/XX18; however, as we require latest 24 months collection comments. Comment history is missing from XX/XX/XX16 till XX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx; however, unsecured debts are in the amount of  xx.
As per order providing percentage to unsecured creditors, filed on XX/XX/XX17 debtor must pay 90% amount of unsecured debts to creditor. The loan is currently in active bankruptcy."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as the loan is failing for brokerage fee test."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosure missing from the loan file;
Placement of Insurance Disclosure
Availability of Title Insurance
TN Consent to Disclosure of Insurance Information
Choice of Agent/insurer
Insurance Solicitation/Post Commitment"
* DTI > 60% (Lvl 2)     "According to final application the total monthly income of the borrower is xx; however, total monthly debts are in the amount of xx. Hence, DTI is 70.829% whcih is greater than 80.000%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the brokerage/finder fee test as;
Brokerage/Finder Fee Test: FAIL xx xx +xx.
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and
Regulations, brokerage fee is synonymous with finder fee."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of assignment has not been completed as currently, xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71300674	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$0.00	$261.62	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.800%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable			Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			39.027%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$87,787.25	Not Applicable	2.750%	xx	XX/XX/XX16	Financial Hardship
The review of the Updated title report dated XX/XX/XX18 shows the subject mortgage was originated on XX/XX/XX06 in the amount ofxx with xx which was recorded on XX/XX/XX06. Chain of assignment has been completed. The last assignment is with xx which was recorded on XX/XX/XX18. No judgments or liens were found against the borrower or subject property. 2017 combined annual taxes have been paid in the amount of $xx on XX/XX/XX18. Tax printout is not available and information was obtained over the phone.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 9 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX17. The UPB as per tape data is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX16 with the interest rate of 2.750 % and the P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is xx. The last payment was received on XX/XX/XX17 in the amount of xx which was applied toxx. The UPB as per tape data is in the amount of xx The borrower has been making payments as per the modification agreement dated xx.
The reason for default is not available in the collection comment. According to review of the servicing comment, the foreclosure was initiated and was referred to an attorney onxx. No further activity of the foreclosure was found in the collection comment. The foreclosure was put on hold due to the borrower,xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of claim is in the amount of xx.
POC was filed by xx and an arrearage in the amount of xx. According to the amended xx plan dated xx, the debtor shall pay to the trustee in the amount of xx per month to the trustee. The plan length is 60 months. Plan payments will change to xx per month beginning on the later of the date of filing of the am ended plan or July 1, 2018. The estimated arrearage is in the amount of xx for the monthly payment of xxbjection to confirmation of initial plan was filed on XX/XX/XX18. The plan is proposed for a period greater than five years.
Motion to dismiss the case for failure to make plan payments was filed on XX/XX/XX18. The Trustee has agreed to withdraw the Motion to Dismiss conditioned upon the debtor complying on XX/XX/XX18 with The debtor shall resume payments to the Trustee by making FULL and TIMELY plan payments to be received and credited by the last business day of the month for each month during the following period: September 2018 through February 2019.
According to the BPO report dated XX/XX/XX18, the subject property is owner occupied and is in average condition. No comment pertaining damage to the subject property has been observed. As-Is list price is quoted as xx.

Foreclosure Comments:According to review of the servicing comment, the foreclosure was initiated and was referred to an attorney xx. No further activity of the foreclosure was found in the collection comment. The foreclosure was put on hold due to the borrower, xx.
Bankruptcy Comments:xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of claim is in the amount of xx.
POC was filed by xx and an arrearage in the amount of xx. According to the amended xx, the debtor shall pay to the trustee in the amount of xx per month to the trustee. The plan length is 60 months. Plan payments will change to xx per month beginning on the later of the date of filing of the am ended plan or July 1, 2018. The estimated arrearage is in the amount of xx for the monthly payment of xxbjection to confirmation of initial plan was filed on XX/XX/XX18. The plan is proposed for a period greater than five years.
Motion to dismiss the case for failure to make plan payments was filed on XX/XX/XX18. The Trustee has agreed to withdraw the Motion to Dismiss conditioned upon the debtor complying on XX/XX/XX18 with The debtor shall resume payments to the Trustee by making FULL and TIMELY plan payments to be received and credited by the last business day of the month for each month during the following period: September 2018 through February 2019.
Loan modification was made between xx. According to the modified terms, the new principal balance is xx. The borrower promises to pay xx with the interest rate of 2.750% beginning from XX/XX/XX16. The maturity date is 1XXX/XX36. The final balloon payment on the interest bearing principal balance of xx is due on the maturity date.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The foreclosure activity was found in the loan file. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333332112213333332213   Variance:    Variance %:    Comment: The payment history string is 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 312233333212211233333333   Variance:    Variance %:    Comment: The payment history string reversed is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: According to the payment history, the total debt is in the amount of xx. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Arkansas state. The following disclosure is missing from the loan file:
																																																																																								Choice of Insurance Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35378276	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,410.64	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	8.900%	xx	xx	xx	xx	xxX	Conventional	ARM	24	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.574%	First	Final policy	Not Applicable	xx	XX/XX/XX14	$173,904.43	$43,125.75	5.000%	xx	XX/XX/XX14	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
Pro-Title shows, chain of the assignment has not been completed. The latest assignment was done from xx, A xx. However, missing assignment to xx.
1) According to the updated title report, there is Municipal Lien on the subject property. Which was recorded onxx/xx/xx09 in favor of the xx.
The subject property has located the State of NC. There is a risk of the property to be getting foreclosed due to above unpaid lien.
2) There is a junior mortgage in the favor of xx. which was recorded on xx.
3) There is HOA Lien against borrower xx which was recorded onXX/XX/XX12 in the amount of $xx) There are 2 active civil judgments against borrower first in the favor of xx which was recorded on XX/XX/XX08 in the amount of $xx and other in the favor of xx which was recorded onXX/XX/XX12 for the amount of $xx
The annual combined taxes of 2017 have been paid in the amount of $xx. 2018 Combined annual taxes have been due in the amount of $xx for the due datexx/xx/xx19. No delinquent taxes have been found for the prior year.
As per the review of the payment history, the borrower has been delinquent for 7 months and next payment is due for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 1XXX/XX17. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per 2014 mod terms.
Collections Comments:The loan is currently in active bankruptcy and the next payment is due for xx. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 1XXX/XX17. The foreclosure was initiated and the file was referred to an attorney on xx. No details have been provided. The foreclosure sale was xx.
As per the review of the PACER report, the borrower had filed bankruptcy under xx with the case #xx on XX/XX/XX15 and the plan was confirmed onXX/XX/XX16.
The reason for default as per servicing comment is a reduction of income.
The loan was modified once since origination and the borrower has been making his payments as per the 2014 mod terms. As per the inspection report dated xx, the property is owner-occupied. No repairs and damages have been found. The As- is listed price is xx.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. No details have been provided. The foreclosure sale was xx. However, the comment dated XX/XX/XX15 indicates that the foreclosure was placed on hold due to the borrower had filed bankruptcy under xx.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under xx. The debtor shall pay the total amount of xxxx0 by paying xxx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xx.	The loan modification agreement was made onXX/XX/XX14 between borrower xx.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 5.000%, beginning from XXX/XX14 and the maturity is dated 1XXX/XX35. There is a deferred balance of the amount xx and the interest-bearing is xx.
Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is yes. However, tape data shows no. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 37 (Days)   Variance %:    Comment: Doc date of last modification is xx. However, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI certificate is not required.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: 24   Tape Value: 61   Variance: -37   Variance %: -0.61%   Comment: Interest only term months count is 24. However, tape data shows 61.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per latest payment history string is 444444444444. However, tape data shows 3333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per latest payment history string reversed is 444444444444. However, tape data shows 3333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.46% Comment: Total debt/legal balance is xx. However, tape data shows xx. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "According to the updated title report, there is Municipal Lien on the subject property which was recorded on xx in favor of xx.
The subject property is located the State of NC.
These can be cured by paying off the above lien with accrued interest and late charges if any."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "XXX shows, the chain of the assignment has not been completed. The latest assignment was done from xx. As Nominee for xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing in the loan file.
																																																																																								Amortization Schedule Disclosure, Credit Property Insurance Disclosure, Fee Agreement, Priority of Security Instrument Disclosure and Attorney Selection Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56701992	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,783.71	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.396%	First	Final policy	Not Applicable	xx	XX/XX/XX14	$134,994.61	Not Applicable	5.250%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/XX18, the loan was originated on xx. The chain of assignment is complete as currently the loan is with current assignee “xx.” 1)There is an open junior mortgage on the subject property in the amount of xx. 2) The civil judgments against the borrower in the amount of $xx in the favor of "xx' which was recorded on xx. The property taxes of the year 2017-18 are paid in the amount of $xx. Prior years taxes are not delinquent.	According to the review of latest payment history dated XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on xx in the amount of xx which was applied for the due date xx. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 5.250%. The borrower is paying according to the loan modification agreement xx.	Collections Comments:According to the latest collection comments dated XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on xx in the amount of xx which was applied for the due date XX/XX/XX16. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 5.250%. The borrower is paying according to the loan modification agreement dated xx. The foreclosure not yet accelerated in the loan. The borrower had filed bankruptcy on xx and the amount of arrearage is xx. The plan was confirmed on xx. According to the amended xx plan the debtor will pay to the xx trustee in the amount of xx. According to the collection comments the subject property is occupied by owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy on xx and the amount of arrearage is xx. The plan was confirmed on xx. According to the amended xx plan the debtor will pay to the xx trustee in the amount of xx.00 for next 60 months. Chpter 13 was dismissed for failure to comply on xx.
The loan Modification agreement made on XX/XX/XX15 between “xx” (borrower) and “xx” (Lender). The new modified unpaid principal balance is xx. The new modified P&I is xx and new interest rate is 5.250%. The first payment begun on XX/XX/XX15 and XX/XX/XX42 will be the new maturity date. Prior to this the loan was modified on xx.	Good Faith Estimate Mortgage Insurance Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: 8XX/XX18 Tape Value: 4XX/XX18 |---| -122 (Days) |----| Comment: BK post petition due date is XX/XX/XX18. However; the tape reflects as XX/XX/XX18. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Complaint Filed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No evidence regarding the foreclosure is found.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX14   Tape Value: XXX/XX15   Variance: 37 (Days)   Variance %:    Comment: According to the modification agreement the loan was modified on XX/XX/XX14. However; the tape reflects as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan is conventional and LTV is 95.00%, hence the MI certificate is requires   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444. However; the tape reflects as 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444. However; the tape reflects as 333333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: No active foreclosure in the loan.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX16 to XX/XX/XX18. We review latest 24 months comments. However; the comments are missing from the XX/XX/XX16 to XX/XX/XX16."	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is conventional and LTV is 95.00%, hence the MI certificate is requires and is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Florida" state and this state requires 3 disclosures and all are missing from the loan file as follows. 1) Anti-Coercion Notice. 2) Radon Gas Disclosure. 3) Insurance Sales Disclosure."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate " due to:-
1) HOEPA Higher-Priced Mortgage Loan:
The loan data is 5.470%, The Comparison data is 5.450% and the variance is +0.020%.
The loan is Escrowed."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "The XXX Exception Test Failed due to
																																																																																								1) RESPA "Transfer Taxes" (1203) Validation Test:"		Moderate	Pass	Pass	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70894449	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,026.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	34.895%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$115,127.98	Not Applicable	3.875%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report datedxx/xx/xx18 shows that the subject mortgage originated on xx for the amount of $xx
The chain of assignment has been completed. Currently, the assignment is from xx txx lender name shows as xx”. However, the gap assignment between the xx to xx., As Nominee for xx xx which was recorded onXX/XX/XX17 but it should be “xx” and lender name shows as xx”.
There is one junior mortgage originated onxx and recorded on xx for the amount of $36,000.00 with the lender xx.
There are total 4 judgments against the borrower.
The first was recorded on XX/XX/XX17 in the amount of $xx in the favor of v.
The second was recorded on XX/XX/XX17 in the amount of $xx in the favor of xx Also, there was another judgment with xx, which was not mentioned in the updated title report.  The last was recorded on XX/XX/XX17 in the favor of xx, the amount is not mentioned.
The 2017  combined annual taxes are paid in the amount of $ xx, with no prior delinquency.
According to payment history as of date isXX/XX/XX18, the borrower delinquent for 8 months and next due for 1XXX/XX17. The last payment was received onXX/XX/XX18 for the amount of xx(PITI) which was applied on 9XX/XX17. The monthly P&I is in the amount of xx with the interest rate of 3.875%. The UPB is not reflected in the payment history is taken as per tape data in the amount of xx. However, the borrower making payment as per unexecuted modification located at “xx	Collections Comments:
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to PACER report, the borrower xxr had filed bankruptcy xx with xx.The current bankruptcy status is plan confirmed on xx .xx.	The borrower making payment as per unexecuted modification locate at “xx” between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to make payments in 3 steps starting from the rate of interest 3.875% to 5.500% with P&I of xx to xx beginning from 6XX/XX17 till the maturity xx. The denied document located at “xx. As per comment dated 1XXX/XX17, the nod was closed with investor denied. The mod Review U/W decision is pending. The comment dated xx, the borrower didn’t accept the mod offer.	Good Faith Estimate Missing Required State Disclosures Modification	Field: Payment History String Loan Value: 444443214444 Tape Value: 333333333332303321000000 |---| |----| Comment: The Payment reflects the Payment History String as 444443214444. &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 000000123303233333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444412344444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The borrower making payment as per unexecuted modification located at xx” between the borrower xx, dated on xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to make payments in 3 steps starting from the rate of interest 3.875% to 5.500% with P&I of xx to xx beginning from 6XX/XX17 till the maturity 5XX/XX57. The denied document located at “xx”. As per comment dated 1XXX/XX17, the mod was closed with investor denied. The mod Review U/W decision is pending. The comment datedXX/XX/XX18, the borrower didn’t accept the mod offer. However, the last payment was received onXX/XX/XX18 for the amount of xx which was applied on 9XX/XX17. The borrower making payment as per un executed modification."
* Variation in Parcel number(APN#) (Lvl 3)     "There is variation in parcel # mentioned on recorded mortgage and tax document.
According to mortgage recorded on xx and appraisal report, the Parcel # is 000-00-00-000. However, as per the tax certificate ,deed and final title policy the parcel# is xx."	* Title shows an assignment chain break (Lvl 2) "According to the updated title report dated 8XX/XX18, the chain of assignment has been completed. Currently, the assignment is from xx lender name shows as xxx., as nominee for xx but correct lender name is “xx”. However, the gap assignment between the xx as nominee xx xx, Inc., As Nominee for xx
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final GFE is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA finance charge test.
 The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA APR Test: FAIL Loan data  4.745%  Comparison Data 4.886%  Variance -0.141%
This loan failed the TILA APR test.
The annual percentage rate (APR) is 4.886%. The disclosed APR of 4.745% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Exceptions Test Failed (Lvl 2)     "GSE (Freddie Mac public guidelines) Maximum LTV Test: FAIL
RESPA Originator Compensation Validation Test: FAIL"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in South Carolina State. The following state disclosures are missing from the loan file.
1)Agent Preference Disclosure
2)Casualty Insurance Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
TILA APR Test: FAIL Loan data  4.745%  Comparison Data 4.886%  Variance -0.141%
GSE (Freddie Mac public guidelines) Maximum LTV Test: FAIL
																																																																																								RESPA Originator Compensation Validation Test: FAIL"		Moderate	Not Covered	Fail	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91192706	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$708.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.300%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.693%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$94,765.45	$28,429.64	4.125%	xx	XX/XX/XX15	Financial Hardship	As per the updated title report dated XX/XX/XX18 , the subject mortgage was originated on xx. The chain of assignment has not been completed, currently, the assignment is from xx. There are no active liens and judgments found against the borrower. The 2018 county taxes are paid in the amount of $xx, with no prior delinquency.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent for 17 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI) and it was applied for the due date 1XXX/XX16. The current P&I is xx with the inetrest rate of 4.125%. The UPB is not reflected in the payment history is taken as per tape data in the amount of xx. The last payment was made by borrower as per the modification made onXX/XX/XX11.	Collections Comments:The current status of the loan is in active bankruptcy and due for xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent for 17 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI)  and it was applied for the due date 1XXX/XX16. The current P&I is xx with the interest rate of 4.125%. The UPB is not reflected in the payment history is taken as per tape data in the amount of xx. The last payment was made by the borrower as per the modification made on xx.
No comments regarding the foreclosure have been found.
The borrower xx had filed bankruptcy under xx onXX/XX/XX14 and the plan was confirmed on 4XX/XX18. The POC was filed by xx
The xx plan was filed on xx as per plan the debtor suppose to pay the trustee the amount of xx per month for 36 months from the total amount of xx.
The loan has modified since the origination, the modification agreement made on xx. The new principal balance per modification is in the amount of xx of which xx is a deferred balance and interest-bearing amount is xx.The payments beginning from XX/XX/XX15 to the stated maturity date XX/XX/XX55.The monthly P&I is in the amount fo xx with the interest rate of 4.125%.
The latest exterior inspection report dated XX/XX/XX17 states that the subject property is owner-occupied and the total estimated cost of repairs as xx. The nature of repair is xx. However, the latest servicing comments do not reflect any comments regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
The borrower xx, the POC amount is xx an arrearage in the amount of xx.
The xx plan was filed on xx as per plan the debtor suppose to pay the trustee the amount of xx per month for 36 months from the total amount of xx.
The modification agerrement made onXX/XX/XX11 between the borrower the xx. The new principal balance per modification is in the amount of xx of which xx is a deferred balance and interest bearing amount is xx.The payments beginning from XX/XX/XX15 to the stated maturity date XX/XX/XX55.The monthly P&I is in the amount fo xx with the inetrestrate of 4.125%.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: 6XX/XX15 |---| 21 (Days) |----| Comment: As per the modification document the doc date of last modification is xx. &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.57%   Comment: As per latest PH the escrow balance is (xx) however, tape reflects as (xx). &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333332121   Variance:    Variance %:    Comment: As per the latest PH the PH history string is 444444444444 however, tape reflects as 3333333331212.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 121233333333333333333333   Variance:    Variance %:    Comment: As per the latest PH the PH history string reversed is 444444444444 however, tape reflects as 1212333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX Variance:    Variance %:    Comment: No discrepancy &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: As per the latest PH the total debt is xx however, tape reflects as xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: As per latest PH the UPB is xx however, tape reflects as xx. &#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal Description mentioned on Bargain and Sale Deed dated xx is not matching with legal description mentioned on mortgage recorded on xx, assignment of mortgage and final TPOL dated XX/XX/XX08.
A part of Legal mentioned on deed at the second line is," xx"  This part of Legal is not matching with Mortgage and TPOL.
Legal mentioned on Mortgage and TPOL is, "xx" ."
* Property Damage (Lvl 3) "The latest exterior inspection report dated XX/XX/XX17 xx reflects the total estimated cost of repairs as xx. The property needs repairs for roofing. However, the latest servicing comments does not reflect any comments regarding the damage or repair."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the state of VA. The following state disclosures are missing from the loan file.
1)VA Application Disclosure
2)Choice of Settlement Agent Disclosure
3)Disclosure of Charges For Appraisal or Valuation
4)Copy of Appraisal or Statement of Appraised Value
5)Affiliated Business Disclosure"
* Title shows an assignment chain break (Lvl 2)     "As er the updated title report dated 8XX/XX18, the chain of assignment has not been completed, currently the assignment is with xx.
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$5,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55241678	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,348.54	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.026%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$508,261.18	$66,448.66	4.000%	xx	XX/XX/XX04	Financial Hardship	Updated title report datedxx/xx/xx18; shows subject mortgage was originated on xx.
Chain of assignment is complete as, current assignee is xx. Property taxes are current with no delinquent amount.
There is IRS lien against the subject borrower is in the amount of $xx, recorded onXX/XX/XX15 and filed by IRS
There are three state tax liens against the subject borrower is in the total amount of $xx, recorded on different date and filed by xx comm.
There is HOA lien against the subject property is in the amount of $xx, recorded on XX/XX/XX16 and filed by xx
Annual county taxes for the year of 2017 have been paid in the amount of $xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated fromXX/XX/XX16 to 6XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan currently is in active bankruptcy. The borrower had filed the BK under the xx. Under amended xx plan debtor was supposed to pay the trustee all arrearage amount. The POC was filed on xx and total arrearage amount is xx.
Review of the payment history dated fromXX/XX/XX16 to 6XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.
As per latest BPO dated 5XX/XX18 state that the subject property is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the chapter xx. Under amended xx plan debtor was supposed to pay the trustee all arrearage amount. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx.	The new principal balance per modification is in the amount of xx, to be paid at the rate of 4.00% beginning from XX/XX/XX04 to the stated maturity date xx. This is a interest only modification for 60 months, then loan is paid by original Note terms at origination. The borrower promises to pay the UPB plus interest to the Lender until P&I are paid in full.	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Sale Publication |---| |----| Comment: No evidence in loan file of foreclosure Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No evidence in loan file of foreclosure   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.27%   Comment: Updated due to the latest Modification   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.27%   Comment: Updated due to the latest Modification   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:xx   Variance: 17 (Days)   Variance %:    Comment: Updated due to the latest Modification   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 60   Variance:    Variance %:    Comment: Updated as per Note   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Updated due to the latest Modification   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Updated per HUD   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Updated as per Loan Application   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: No evidence in loan file of foreclosure   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Updated per Payment History Tape Source: Initial Tape Type:	B	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per updated title report dated 8XX/XX18 state that there is IRS lien against the subject borrower is in the amount of xx, recorded onXX/XX/XX15 and filed by IRS."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per updated title report dated 8XX/XX18 state that there are three state tax liens against the subject borrower is in the total amount of xx, recorded on different date and filed by State Of Utah Tax community."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in Utah State. The state disclosures missing from the loan file are: Fee Disclosure, Loan Application Notice, Servicer Disclosure, and Notice of Change of Terms for Open-End Consumer Credit Contract Disclosure of Debtor’s Waiver of Class Action."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90812142	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.270%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	53.601%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$64,346.62	$5,638.31	4.000%	xx	XX/XX/XX14	Financial Hardship	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated onXX/XX/XX04 with xx.
Chain of assignment is incomplete. Currently the assignment is with xx which was recorded onxx; however, current assignment should be with xx.
No active judgment or liens are found pending.
As per updated title report annual county taxes for the year of 2016 & 2017 has been exempt. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to xx. The next due date is xx. The payment was received as per modification agreement. The payment history does not shows the current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to xx. The next due date isxx. The payment was received as per modification agreement. The payment history does not shows the current UPB. Hence, value is taken from the tape data in the amount of xx.
As per servicing comment foreclosure is not initiated on the loan.
The reason for default is death of borrower.
According to latest BPO dated, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx. As per xx plan debtor shall pay to the trustee in the amount of xx per months for the 48 months. xx in the amount of xx with amount of arrearage xx.	This loan modification was done on XX/XX/XX13 between the xx. The amortization type is step and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 4.000 % and Monthly P&I is xx. The modification payment start date isXX/XX/XX14 and new maturity date is xx. After the modification maturity borrower will be pay through the note term.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Borrower #1 Middle Name Loan Value: M Tape Value: S |---| |----| Comment: Borrower middle initial is xx per Note provided. Tape Source: Initial Tape Type:
Field: Borrower #2 First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Borrower #2 First Name is xx per Note.   Tape Source: Initial   Tape Type:
Field: Borrower First Name   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: Borrower First Name is xx per Note.   Tape Source: Initial   Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Information unavailabler per payment history provided.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.08%   Comment: Deferred Balance per Forbearance Agreement is xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.08%   Comment: Information unavailabler per payment history provided.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:XX/XX/XX14   Variance: 31 (Days)   Variance %:    Comment: Effective date of last modification is xx per Forbearance agreement.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX06   Tape Value: XX/XX/XX18   Variance: 4658 (Days)   Variance %:    Comment: First Rate Change Date isXX/XX/XX06 per Note.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan Amortization Type per Audit is ARM   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333321   Variance:    Variance %:    Comment: As per payment history string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 123333333333333333333333   Variance:    Variance %:    Comment: As per payment history string revesed is 444444444444   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of Refinance is Cash Out Debt Consolildation per application.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: Information unavailabler per payment history provided. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to certificate of death xx, primary borrower "xx" is deceased on xx"	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Chain of assignment is incomplete. Currently the assignment is withxx; however, current assignment should be with xx"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
According to note late fees charge 5.00% which is compared with 4.00% variance is +1.00%.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29313419	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,520.10	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.300%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$209,551.35	$19,967.64	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx.
The Chain Of Assignment has been Completed. The latest assignment is from xx.

There is a municipal lien active in the favor of Department of Public Works by xx in the amount of $xx recorded on XX/XX/XX07.
There are 3 HOA liens active in the favor of xx in the amount of $xx.
2017 county taxes are due in the amount of $xx
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 42 months. The last payment was received onXX/XX/XX15, the payment applied date was 1XXX/XX14 and the next due date for payment is 1XXX/XX14. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 42 months. The last payment was received onXX/XX/XX15, the payment applied date was 1XXX/XX14 and the next due date for payment is xx. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on 8XX/XX13 between the xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 8XX/XX13. The maturity date as per modification is xx. This loan was modified once. The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. The foreclosure was initiated. The file was referred to an attorney on xx. The foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found. According to the PACER, the borrower had filed bankruptcy under xx with the xx.The POC not filed yet. The debtor shall pay to the trustee xx for 60 months under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down. There are no comments found for damage.
Foreclosure Comments: The foreclosure was initiated. The file was referred to an attorney on xx and the complaint was filed on xx. The foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the xx. Lender filed POC on xx fir the claim amount of xx and the arrearage of xx. The debtor shall pay to the trustee xx for 60 months under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down.	According to the modification, the loan was modified on 8XX/XX13 between the xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 8XX/XX13. The maturity date as per modification is xx. This loan was modified once.	Credit Application Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures Loan Program Info Disclosure	Field: First Rate Change Date Loan Value: 7XX/XX06 Tape Value: 8XX/XX15 |---| 3318 (Days) |----| Comment: As per note first rate change date is 7XX/XX06; however tape reflects 8XX/XX15. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per note loan is fixed; however tape reflects ARM.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: AS per payment history string is 444444444444' however tape reflects 3333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: AS per payment history reversed string is 444444444444' however tape reflects 3333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment: Per the note Court is spelled out completely   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Final 1003 is missing from the loan file; however tap reflects purpose of refinance is lower rate and term.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.05% Comment: AS per payment history total debts are xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "The updated title report dated 8XX/XX18 states that there is a municipal lien (Sewer Charges) active in the favor of Department of xx in the amount of xxhe subject property is located at Indiana state which is not a super lien state."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available fromXX/XX/XX17 toXX/XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 8XX/XX16 toXX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "IN License Validation Test: Result: FAIL

This loan failed the Indiana license validation test. (IN HEA 1359, Ind. Code § 24-4.5-1-101, Ind. Code § 24.4.4-1-101)
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "IN License Validation Test: Result: FAIL

This loan failed the Indiana license validation test. (IN HEA 1359, Ind. Code § 24-4.5-1-101, Ind. Code § 24.4.4-1-101)
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affilaited business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in IN State. The following state disclosures are missing in the loan files.
Hazard Insurance Disclosure
Federal Consumer Credit Protection Act Disclosure
Insurance Freedom of Choice Disclosure"
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49433294	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$17,845.59	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	33.678%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$240,302.67	$49,302.67	2.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated onXX/XX/XX06 with xx.
No active judgment or liens are found pending.
As per updated title report county taxes for the year of 2016, 1st & 2nd installment was paid in the total amount of $xx. Also, county taxes for the year of 2017, 1st & 2nd installment was paid in the total amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 1XXX/XX17. The next due date is xx. The payment was received as per modification agreement. Current UPB is not reflect in payment history. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx. Summon & complaint of foreclosure was filed dated on xx. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower onXX/XX/XX17 FC process currently was put on hold. No further details are available.
Borrower has filed bankruptcy under xx, case # xx. According to xx plan debtor shall pay to the trustee in the amount of xx pre months for the 57 months.Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down. The POC is filed on xx with amount of arrearage xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 1XXX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement. Current UPB is not reflect in payment history. Hence, value is taken from the tape data in the amount of xx.
The reason of default is decrease in income.
As per servicing comment, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx by attorney. Summon & complaint of foreclosure was filed dated on xx. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on xx .FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case #xx. According to xx plan debtor shall pay to the trustee in the amount of xx pre months for the 57 months.Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down. The POC is filed onXX/XX/XX17 in the amount of xx with amount of arrearage xx.

This loan modification was done on XXX/XX16 between the xx. The amortization type is step and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 2.000 % and Monthly P&I is xx. The modification payment start date is XXX/XX16 and new maturity date is 7XX/XX36.	Origination Appraisal Missing Required Disclosures Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 25 (Days) |----| Comment: Doc Date of Last Modification is xx, however tape reflected as xx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 333333333333333333333331   Variance:    Variance %:    Comment: Payment History String is 444444444444, however tape reflected as 333333333333333333333331.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 133333333333333333333333   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444, however tape reflected as 333333333333333333333331.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: Total Debt / Legal Balance per Payment History is xx, however tape reflected is xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated XX/XX/XX18, the Book number on the legal of assignment of the mortgage from “xx.” toxx” is inconsistent to the Book number on the legal of the recorded mortgage as the assignment of mortgage shows the Book number as “xx” and the Mortgage shows the Book number as “xx”."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
According to note there is prepayment term is initiated for the 36 months which is comparison with 0 months and variance is 36 months.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the prepayment term test."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in KS State. Follwing state disclosure is missing from the loan file. :-
1) Signed Closed-end Credit Agreement Notice"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The loan data is xx which is comparison with xx and variance is -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The loan data is xx which is comparison with xx and variance is -xx
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37903244	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,405.60	8/XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.950%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$382,185.07	$67,747.75	4.000%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. xx.
No active judgments or liens found against the borrower/ the subject mortgage.
2018 town taxes for annual installments have been paid in the cumulative amount of$xx on XX/XX/XX18. 2018 county taxes for annual installments have been paid in the cumulative amount of$xx on XX/XX/XX18.
2018/2019 School taxes for annual installment are due in the cumulative amount of $xx on XX/XX/XX18.
No prior year's delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 34 months and the next due date is XX/XX/XX15. The last payment was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX15. The unpaid principal balance reflected in tape data is in the amount of xx. Borrower has been making the payments according to the modification agreement made onXX/XX/XX14 with the interest rate of 4.000 % and P&I of xx.	Collections Comments:The loan is currently in bankruptcy and is next due for xx. The last payment was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX15. The unpaid principal balance reflected in tape data is in the amount of xx. Borrower has been making the payments according to the modification agreement made on xx with the interest rate of 4.000 % and P&I of xx.
According to review of the collection comment and updated title report, the foreclosure was initiated in 2016. The file was referred to an attorney on XX/XX/XX16. The Complaint was filed onxx with case no xx. The service was completed on xx. The amended complaint was filed on xx.
According to the comment datedXX/XX/XX17, there was a litigation issue. The contested matter was referred to litigation department on XX/XX/XX17.The comment dated XX/XX/XX17 states that the litigation hold was still open. The reason for litigation is unable to determine from the collection comment. No further details regarding the litigation have been found in the collection comment. The judgment was entered onXX/XX/XX17. The foreclosure was put on hold because of the borrower had filed bankruptcy under chapter xx.
The POC was filed by the creditor on xx for the secured claim amount of xxx and the amount of arrearage is xx. According to debtor’s objection to proof of claim of xx, debtors object to the claim of xx because their mortgage could not have increased over xx since its origination on xx. xx. Debtors respectfully request that this Honorable Court deny/dismiss the Proof of Claim filed by xx. Amended POC was not yet filed.
According to the amended xx plan dated xx, the debtor shall pay to the trustee the sum of xx per month for 57 months for the total amount of xx. The estimated amount of arrearage is xx paid with regular monthly payment in the amount of xx to the creditor. Amount to be paid creditor by the trustee is xxbjections of xxx, LP to confirmation of debtor’s(s’) Proposed xx plan was filed on xx. The pre-Petition arrears owed to xx proposed xx Plan as xx. However, Debtor’s proposed First Amended Plan indicates that xxx is to be paid to xx as Debtor is seeking a loan modification. To date, no such modification has been approved. Debtor(s) need(s) to have an additional xx per month in order to pay the arrears of xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found.
As per the property inspection report dated XX/XX/XX18, the subject property is owner-occupied and the subject property is in good condition. No comment pertaining damage to the subject property has been observed.
As-Is list price is quoted as xx.
Foreclosure Comments:According to review of the collection comment and updated title report, the foreclosure was initiated in 2016. The file was referred to an attorney on xx. The Complaint was filed on xx with xx. The service was completed on xx.
According to the comment datedXX/XX/XX17, there was a litigation issue. The contested matter was referred to litigation department on XX/XX/XX17.The comment dated XX/XX/XX17 states that the litigation hold was still open. The reason for litigation is unable to determine from the collection comment. No further details regarding the litigation have been found in the collection comment. The judgment was entered on xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with case #xx.

Bankruptcy Comments:The borrowers, xx.
The POC was filed by the creditor on xx and the amount of arrearage is xx. According to debtor’s objection to proof of claim of xx , debtors object to the claim of xx because their mortgage could not have increased over xx since its origination on April 17, 2006. xx is a successor to or servicer of Debtor’s original mortgage company xxx from whom Debtors obtained a mortgage in the amount of xx on April 17, 2006. Debtors respectfully request that this Honorable Court deny/dismiss the Proof of Claim filed by xx Loan xx.
According to the amended xx plan datedxx, the debtor shall pay to the trustee the sum of xx per month for 57 months for the total amount of xx. The estimated amount of arrearage is xx paid with regular monthly payment in the amount of xx to the creditor. Amount to be paid creditor by the trustee is xxbjections of xx to confirmation of debtor’s(s’) Proposed xx plan was filed on xx. The pre-Petition arrears owed to xx are stated on Debtor’s(s’) proposed xx Plan as xx. However, Debtor’s proposed First Amended Plan indicates that xxx is to be paid to xx as Debtor is seeking a loan modification. To date, no such modification has been approved. Debtor(s) need(s) to have an additional xx per month in order to pay the arrears of xx, over a sixty (60) month period.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found.
This modification agreement was made between Lender, xx. As per the modified term, the new principal balance is xx out of which lender has deferred the principal amount of xx. Hence, the modified interest-bearing amount is xx. Borrower promises to pay xx (Interest only payment) monthly with modified interest rate of 4.000% beginning from XX/XX/XX14 with a maturity date of XX/XX/XX36.	Initial Escrow Acct Disclosure Right of Rescission Affiliated Business Disclosure Credit Application	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.01% Comment: As per loan modification deferred balance amount is xx;however, tape data reflects xx. Tape Source: Initial Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per payment history, deferred principal is xx;however, tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:XX/XX/XX14   Variance: 30 (Days)   Variance %:    Comment: As per Modification agreement modification date isXX/XX/XX14;however, tape data reflectsXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per note intersest only period is No;however, tape data reflects YES.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 61   Variance:    Variance %:    Comment: As per note interest only term month is Not Applicable; however, tape data reflects 61.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the string is 4444444444444; however tape data reflects 333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the reversed string is 4444444444444; however tape data reflects 33333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX36   Tape Value:XX/XX/XX36   Variance: 4 (Days)   Variance %:    Comment: As per Modification agreement maturity date is XX/XX/XX36;, however, tape data reflectsXX/XX/XX36.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history Total Debt/Legal Balance is xx; however, tape data reflects xx.&#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* Describe the BK payment plan (Lvl 3)     "The borrowers,xx.
The POC was filed by the creditor on xx for the secured claim amount of xxand the amount of arrearage is xx. According to debtor’s objection to proof of claim of xx dated xx (xx), debtors object to the claim of xx because their mortgage could not have increased over xx since its origination on April 17, 2006. xx is a successor to or servicer of Debtor’s original mortgage company xx. Debtors respectfully request that this Honorable Court deny/dismiss the Proof of Claim filed by xx. Trustee’s motion to dismiss the case was filed on xx for plan does not appear to be feasible and the total filed proofs of claim which are to be paid through the plan exceed the value of the proposed plan."
* Litigation (Lvl 3)     "According to review of the collection comment and updated title report, the foreclosure was initiated in 2016. The file was referred to an attorney on xx. The Complaint was filed on xx with case no xx.
According to the comment datedXX/XX/XX17, there was a litigation issue. The contested matter was referred to litigation department on XX/XX/XX17.The comment dated XX/XX/XX17 states that the litigation hold was still open. The reason for litigation is unable to determine from the collection comment. No further details regarding the litigation have been found in the collection comment."
* Loan has been determined to have an unsecured debt (Lvl 3) "According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA APR Test: Loan Data:7.790% Comparison:9.546%  Variance:-1.756%.
The annual percentage rate (APR) is 9.546%. The disclosed APR of 7.790% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
This loan failed TILA Finance Change Test: Loan Data:xx% Comparison:xx  Variance:-xx%.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed TILA foreclosure Rescission ChargeTest: Loan Data:xx% Comparison:xx  Variance:-xx%.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test ,TILA Finance Charge  test and TILA foreclosure rescission test."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55315716	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$914.53	$875.57	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.794%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/XX18, the property is originated on xx.
Chain of assignment has not been completed. Currently, the mortgage is with xx. which was recorded onXX/XX/XX17. There is a missing assignment from the xx.
There is a junior mortgage in the amount of $xx which was recorded on xx in the favor ofxx.
No active judgments and liens have been found.
The 2016 annual taxes have been paid in the amount of $xx. 2017 taxes have been delinquent in the amount of $xx and 2018 annual taxes have been due in the amount of $xx
As per the review of the payment history, the borrower has been delinquent for 15 months and next payment is due for 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for XXX/XX17. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 4XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for XXX/XX17. As per the review of the PACER report, the borrower had filed bankruptcy under xx with case# xx. The foreclosure was initiated and the file was referred to an attorney on xx. The borrower had filed bk on xx and the fcl was placed on hold. The RFD is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the inspection report datedXX/XX/XX18, the property is Owner occupied. No repairs and damages have been found. The As-is listed price is xx.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The borrower had filed bk on xx and the fcl was placed on hold.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under xx with case#xx on xx and the plan was confirmed on xx. The POC was filed on xx  with its amount of secured as xx and the arrearage is xx. As per the order confirming the plan, the trustee shall pay the trustee xx beginning from XX/XX/XX16.
Not Applicable	Origination Appraisal Affiliated Business Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: MI certificate is not required. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:xx   Tape Value: xx   Variance: -2 (Days)   Variance %:    Comment: The fcl was referred to an attorney on xx. Tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.46% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection documents are available fromXX/XX/XX17 toXX/XX/XX18. We require the latest 24 collection comments. The collection comments are missing from 8XX/XX16 toXX/XX/XX17."
* Issue with the legal description or recorded instrument (Lvl 3)     "The subject mortgage was originated on xx. The legal description of the recorded mortgage gives reference to the deed with xx. However, the updated title report datedXX/XX/XX18 does not reflect the above-mentioned deed. It only reflects the vesting deed datedXX/XX/XX03 with Inst # xx.
Need a copy of a prior deed."	* Title Review shows outstanding delinquent taxes (Lvl 2) "As per the review of the updated title report datedXX/XX/XX18, the 2017 taxes have been delinquent in the amount of xx."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the first lien lender fees test due to one of the following findings: (NC §24-1.1A(e))
The loan is a first lien mortgage with a principal amount that is greater than or equal to xxx00 and the sum of all lender fees exceeds the greater of 0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage made by a HUD approved lender and the sum of all lender fees exceeds the greater of
0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage with a principal amount that is less than xxx00 and the loan charges a lender fee. (xx
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx -xx.
TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx.
First Lien Lender Fees Test: FAIL xx xx +xx."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file, Amortization Schedule Disclosure, Credit Property Insurance Disclosure, Fee Agreement, Priority of Security Instrument Disclosure and Attorney Selection Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17326113	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,531.09	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	78.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	46.942%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
There is one junior mortgage against the subject property in favor of xx which was recorded onXX/XX/XX06.
The 2018 1st to 3rd installment taxes are paid in the amount of $xx.
The 2018 4th installment taxes are due in the amount of $xx
No any prior year delinquent taxes have been found.	According to payment history, the borrower delinquent more than 120 months and next due for 7XX/XX16. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.00%. The new UPB reflected in the payment history xx. However, the borrower has been making the payments as per note.	Collections Comments:The loan currently active in bankruptcy and next due for xx. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.00%. The new UPB reflected in the payment history xx. However, the borrower making payment as per note rate.
The reason for default is unable to determine.
The loan has never been modified since origination.
As per servicing comment as of datedXX/XX/XX18, the foreclosure has been initiated. The referred to an attorney filed on xx. The servicing has been completed on xx. xx. As per the comment datedXX/XX/XX17, the statue of limitations has been completed and the expiration date is current. The sale was scheduled onxx. However, the foreclosure has been put on hold borrower had filed for bankruptcy under xx xx.
The POC was filed by xx for the total claim amount is xx and total arrearage amount is xx. However, the POC deadline date is xx.
As per comment dated XX/XX/XX17, the subject property has been occupied by the owner with good condition. Recent servicing comments do not reflect any damage pertaining to the subject property.

Foreclosure Comments:As per servicing comment as of datedXX/XX/XX18, the foreclosure has been initiated. xx. The servicing has been completed onXX/XX/XX15. The judgment was entered on xx. As per the comment datedXX/XX/XX17, the statue of limitations has been completed and the expiration date is current. The sale was scheduled onxx. However, the foreclosure has been put on hold borrower had filed for bankruptcy under xx with the case# xx.
Bankruptcy Comments:According to PACER report, the borrower filed bankruptcy xx with case# xx. The POC was filed by Federal National Mortgage Association on xx for the total claim amount is xx and total arrearage amount is xx. However, the POC deadline date isXX/XX/XX17. As per proposed xx plan debtor shall pay for the amount of xx for 60 months.	Not Applicable	Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure Final Truth in Lending Discl. Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Sale Publication |---| |----| Comment: The sale was scheduled onxx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The original LTV is 90.909%, hence, the lender require MI, however, tape reflects NO.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as:xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.45% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx.00 and collateral value is xx. Did not see comments indicating a cram down."
* Issue with the legal description or recorded instrument (Lvl 3)     "The property was purchased by xx through a deed recorded on XX/XX/XX02 in the xx. The loan was originated on xx and the Mortgage was recorded on xx. As per the corrective deed recorded on xx the legal description on the previous deed was incorrect and was corrected in 2004.
However, the mortgage needs to be recorded with the correct legal description."
* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX17 toXX/XX/XX18. However, we require the latest 24 months comment history. The comment history is missing from 7XX/XX16 toXX/XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test : loan data xx, Variance xxx, Comparison data +xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test :loan data 0.000%, Comparison data 6.146%, Variance -6.146%."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey State. The following required state disclosures are missing from the loan file.
1. NJ Application Disclosure
2. Delivery Fee Authorization
3. NJ Attorney Disclosure
4. Unacceptability of Insurance Notice
5. Attorney Disclosure II
6. Tax Bill Information
7. Private Well Testing
8. Lock-In Agreement
9. Commitment Disclosures
10. Choice of Insurer Disclosure
																																																																																								11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90871742	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,111.69	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	20.377%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$219,396.47	Not Applicable	7.875%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment had been completed as currently the assignment is with xx.
Active Judgments and Liens;
1) Federal Tax Lien against the borrower xx recorded on XX/XX/XX11 in the amount of $xx
2) Federal Tax Lien against the borrower xx recorded on XX/XX/XX08  in the amount of $xx
3) Federal Tax Lien against the borrowe rxx recorded on XX/XX/XX08  in the amount of xx
Property Tax Status;
1) 2018 Combined annual taxes are due in the amount of $xx till XX/XX/XX18.
2) 2017 Combined annual taxes had been paid in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 31 months delinquent. The next due date is xx. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX15. The unapid principal balance as per tape data is in the amount of xx. The current interest rate is 7.875% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of XX/XX/XX15.	Collections Comments:Collection comments available from XX/XX/XX17 tillXX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 31 months delinquent. The next due date is xx. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX15. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 7.875% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 7.875 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of xx.
Available collection comments shows that the foreclosure was initiated in the loan and the file was referred to attorney onXX/XX/XX18. Collection comment dated XX/XX/XX18 shows that the foreclosure sale was scheduled for xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
The borrower xx had filed bankruptcy under xx with case#xx. The plan has not been confirmed yet.
Latest collection comment dated XX/XX/XX18 shows that the subject property is owner occupant with no visible damages or repairs.

Foreclosure Comments:Available collection comments shows that the foreclosure was initiated in the loan and the file was referred to attorney on xx. Collection comment dated XX/XX/XX18 shows that the foreclosure sale was scheduled for xx.
Bankruptcy Comments:The borrower Irma Young had filed bankruptcy under chapter xx. The plan has not been confirmed yet.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx.
Loan Modification agreement was made between borrower “xx.
The borrower agree to pay the UPB of xx with interest rate of 7.875 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of xx.
Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Origination Appraisal Right of Rescission	Field: Payment History String Loan Value: 444444444444 Tape Value: 333333333333333333333333 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 till XX/XX/XX18; however, as we require latest 24 months collection comments. Comment history is missing from XX/XX/XX16 till XX/XX/XX17."
* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX17 till XX/XX/XX18; however, as we require latest 12 months payment history. Payment history is missing from 07XX/XX17 tillXX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "Following are the required state disclosure missing from the loan file;
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An  appraisal report is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60590283	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,052.20	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.887%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the loan was originated on xx.
There is an active state tax lien found against the borrower in the amount of $xx in the favor of “xx” which was recorded on XX/XX/XX12.
The property taxes of the year 2017 are paid in the amount xx of and the taxes of the year 2018 are due in the amount of $xx. Prior year’s taxes are not delinquent.	According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 7.750%. The loan has never been modified since the origination. The borrower is paying according to the note agreement.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 7.750%. The loan has never been modified since the origination. The borrower is paying according to the note agreement.

According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2011. The foreclosure was referred to attorney on xx. The complaint was filed on xx. The foreclosure was put on hold due to filing the bankruptcy on xx. Further details regarding the foreclosure are not available.

The borrower had filed the bankruptcy under xx with case #xx. The POC was filed by the subject creditor onxx with the claim amount of xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX15 . According to the confirmed xx plan the debtor will pay to the trustee in the amount of xxx for 60 months.

According to the latest collection comments and the latest BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by   the owner and is in fair condition with no visible damages.
Foreclosure Comments:According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2011. The foreclosure was referred to attorney on xx. The complaint was filed on xx. The foreclosure was put on hold due to filing the bankruptcy on XX/XX/XX15. Further details regarding the foreclosure are not available.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case #xx. According to the confirmed xx plan the debtor will pay to the trustee in the amount of xxx for 60 months.
Not Applicable	Missing Required State Disclosures Mortgage Insurance	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Judgment Entered |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The current payment history indicates that this loan is due for the June 1, 2017 payment and is currently 15 months in arrearage as of August 1, 2018, based on the review of the Payment History throughXX/XX/XX18. All months outstanding reflect payments due that are over 120 days. This loan is over three years old and is seasoned.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The current payment history indicates that this loan is due for the June 1, 2017 payment and is currently 15 months in arrearage as of August 1, 2018, based on the review of the Payment History throughXX/XX/XX18. All months outstanding reflect payments due that are over 120 days. This loan is over three years old and is seasoned.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 8XX/XX11   Tape Value: 8XX/XX11   Variance: -1 (Days)   Variance %:    Comment: Referral date for Foreclosure was not found confirmed within the Collection Comments reviewed, those dates beingXX/XX/XX17 throughXX/XX/XX18. This review did not have access to 2011 Collection Comments as they precede the current Servicer.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: The difference in the Total Debt/Legal Balance is that the xxxXX/XX is reflective of the Unpaid Outstanding Balance of xx along with the Escrow balance of xx and Corporate Advances/Recoverable of (876.50). Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located at "OHIO" state which requires following state disclosures and al are missing from the loan file.
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* Foreclosure Delay or Contested (Lvl 2)     "According to the collection comment dated XX/XX/XX18, the contested Matter identified for the Loan. The pleading for the same uploaded on XX/XX/XX18. The contested matter is referred to litigation department on XX/XX/XX18.  However; the collection comment datedXX/XX/XX18 shows; the contested matter resolved on XX/XX/XX18. Further details regarding the same are not available."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "The loan is conventional and the LTV is greater than xx. Hence; the MI certificate is required. However; the MI certificate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53756852	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	xx	$0.00	$2,704.67	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	50.300%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx.
There is a junior mortgage in the amount of $xx in the favor of xx.
There are 3 judgments first in the favor of xx. which was recorded onxx/xx/xx08 in the amount of $xx, second in the amount of $xx which was recorded onxx/xx/xx09 in the favor of xx and the other in the amount of $xx which was recorded onxx/xx/xx09 in the favor of xx.
There are 3 HOA liens in the favor of xx  first in the amount of $xx which was recorded onXX/XX/XX10, second in the amount of $xx which was recorded onXX/XX/XX11 and the other in the amount of $xx which was recorded on XX/XX/XX12.
The 2018 1st installment taxes have been due in the amount of $xx, 2nd installment taxes have been paid in the amount of $xx 2017 1st and 2nd installment taxes have been paid in the amount of $xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 25 months and next payment is due for 6XX/XX16. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 5XX/XX16. The UPB as per tape is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active bankruptcy and the next the payment is due for 6XX/XX16. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 5XX/XX16. The foreclosure was initiated and the file was referred to an attorney on xx. The borrower had filed bk on xx with case#xx and fcl was placed on hold. The bk was closed. The borrower again filed bk on xx under xx. The plan was confirmed on xx.
The RFD is unable to determine.  The loan was never modified since origination. The borrower has been making his payments as per the note terms.
As per the inspection report datedXX/XX/XX18, the property is owner-occupied.  No repairs and damages have been found. The As-is listed price is xx.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The borrower had filed bk on xx was placed on hold.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bk on xx.	Not Applicable	Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The fcl was initiated. Tape reflects as No fcl. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per application, the MI fees is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.36% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 toXX/XX/XX18. We require the latest 24 collection comments. The collection comments are missing from 8XX/XX16 toXX/XX/XX17."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is on lower lien position as there are 3 HOA liens in the total amount of xx.
The subject mortgage was originated onxx"
* Title Review shows major title concern (Lvl 3)     "As per the review of the updated title report, there are 3 HOA liens in the favor of| xx first in the amount of xx which was recorded onXX/XX/XX10, second in the amount of xx which was recorded onXX/XX/XX11 and the other in the amount of xx which was recorded on XX/XX/XX12.
The subject property s located in Washington, which is a super lien state. There is a possibility of foreclosure due to above unpaid HOA liens.
These can be cured by paying off the above HOA liens with accrued interest and late charges if any."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx -xx."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file, Mortgage Loan Servicing Disclosure, Choice of Insurance Notice, Purchase Money Residential Mortgage Loan Closing Valuation Disclosure and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "The note is dated xx"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34316927	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,748.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.883%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$121,314.94	Not Applicable	4.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is currently with xx
There is one State Tax  Lien judgment against the borrower in the amount of $xx  of xx which was recorded onXX/XX/XX11.
As per updated title report  annual county taxes for the year of 2017,was paid in
the amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 4XX/XX18. The next due date is xx. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 4XX/XX18. The next due date is xx. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Borrower has filed bankruptcy under xx, case # xx. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC was filed on xx in the amount of xx  with amount of arrearage xx. The case was dismissed on xx.
As per servicing comment foreclosure is not initiated on the loan.
The reason for default is unemployment.
As per servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case #xx and plan was confirmed onxx. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC was filed on xx in the amount of xx with amount of arrearage xx. The case was dismissed on xx.
This loan modification was done on 9XX/XX15 between the xx.  The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.000 % and Monthly P&I is xx . The modification payment start date is xx.
Final Truth in Lending Discl. Missing Required State Disclosures Missing Required Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy (Post-Loan Origination) is Yes, however tape reflected as No. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210000000000   Tape Value: 210000000002333333333333   Variance:    Variance %:    Comment: Payment History String is 000000000012, however tape reflected as 333333333332000000000012.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000012   Tape Value: 333333333333200000000012   Variance:    Variance %:    Comment: Payment History String Reversed is 000000000012, however tape reflected as 333333333332000000000012.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.11% Comment: Total Deb / Legal Balance per Payment history is xx, however tape reflected as xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comment is available fromXX/XX/XX17 toXX/XX/XX18. however, we required latest 24 months servicing comment. Servicing comment is missing from 6XX/XX16 toXX/XX/XX17."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. however, it is not signed by borrower."	* State Tax Judgment (Lvl 2) "As per updated title report, there is one State Tax Lien judgment against the borrower in the amount of xx of Utah State Tax Commission which was recorded onXX/XX/XX11."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
Final TIL is missing from the loan file. Hence, APR is taken as 0.00% which is comparison with 5.278% and variance is -5.278%.
The annual percentage rate (APR) is 5.278%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Settlement date is different from note date (Lvl 2)     "As per note, loan was originated on xx. however, final HUD-1 shows, settlement date asXX/XX/XX04 which is different from the note date."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at UT state.
Following state disclosure is missing from the loan file. :-
1) Fee Disclosure
2) Servicer Disclosure"
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2)     "Borrower has filed bankruptcy under xx, case #xx. As per the last payment of 7XX/XX14 was received inXX/XX/XX17 in the amount of xx. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 4XX/XX18. The next due date is 5XX/XX18. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx. According to the order confirming debtors xx plan filed on xx, the borrower has an intention to surrender the subject property However, the updated title report dated 8XX/XX18 shows the current owner is the same as the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16454389	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$14,447.68	8XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.715%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$194,532.11	$41,700.00	2.000%	xx	XX/XX/XX11	Financial Hardship	According to updated title report as ofxx/xx/xx18 shows subject mortgage was originated xx.
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
No active judgments or liens have been found.
2018 1st & 2nd and 2017 3rd & 4th Town taxes have been paid in the total amount of $xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX16 to till date. The delinquency has been done for 26 months. The last payment was received on XX/XX/XX16 in the amount of xx and it was applied for the due date XXX/XX16. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The mod differed balance is xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX16 to till date. The delinquency has been done for 26 months. The last payment was received on XX/XX/XX16 in the amount of 1826.52 and it was applied for the due date XXX/XX16. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The mod differed balance is xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
According to the PACER, the xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed on xx, which states that arrearage was included in the plan in the amount of xx and regular payment will pay directly to creditor outside the plan. Objection was filed by subject creditor onXX/XX/XX18 for arrearage less in amount. The plan not confirmed till 9XX/XX18. Last filling was 9XX/XX18.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney, which was completed on xx. Foreclosure complaint was filed onxx.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney, which was completed on xx. Foreclosure complaint was filed on 4xx and the lis pendens was filed on same day. Foreclosure was in process to enter the judgment. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx. Loan is currently in active bankruptcy.
Bankruptcy Comments:According to the PACER, thexx in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed on xx which states that arrearage was included in the plan in the amount of xx and regular payment will pay directly to creditor outside the plan. Objection was filed by subject creditor onXX/XX/XX18 for arrearage less in amount. The plan not confirmed till 9XX/XX18. Last filling was 9XX/XX18.	The loan modification agreement was made between Borrower and Lender on xx with the new modified Unpaid principal balance xx. From unpaid principal balance the deferred balance was xx which will be due for the date 1XXX/XX51. The interest bearing amount was xx with step rate starting interest rate was 2.00% and the modified P&I was xx beginning on 1XXX/XX11. The step rate was in 4 steps ending at rate 4.1250% and P&I will be xx applicable from 1XXX/XXx18 to maturity date 1XXX/XX51.	Missing Required State Disclosures Affiliated Business Disclosure HUD-1 Closing Statement	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Information unavailable per payment history provided.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI is not required.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Information unavailable per payment history provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Graduated Rate is per Modification agreement.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Information unavailable per payment history provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Information unavailable per payment history provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: xx   Tape Value:XX/XX/XX16   Variance: -1 (Days)   Variance %:    Comment: Referral dateXX/XX/XX16 per collection comment.s   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.19%   Comment: Information unavailable per payment history provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xxx1 Variance %: -0.00% Comment: Information unavailable per payment history provided.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 toXX/XX/XX18 which are incomplete as we required for recent 24 months. Collection comments are missing from 8XX/XX16 toXX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD 1 is available in the loan file. However, some points and fees are hand written."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in New Jersey state. Following state disclosure are missing from the loan file, which are required in NJ state.
1) NJ Attorney Disclosure
2) Unacceptability of Insurance Notice
3) Attorney Disclosure II
4) Tax Bill Information
5) Private Well Testing
6) Choice of Insurer Disclosure
7) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business from disclosure is missing from the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "Collection comment dated XX/XX/XX17 shows that foreclosure was contested by borrower for additional fees xx. On the same day contested matter was identified.
Contested matter was referred to Litigation completed on XX/XX/XX17. Comment dated 1XXX/XX17 shows that mediation was scheduled to resolve the litigation. No further details have been found."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
* Litigation (Lvl 2)     "Collection comment dated XX/XX/XX17 shows that foreclosure was contested by borrower for additional fees xx. On the same day contested matter was identified.
Contested matter was referred to Litigation completed on XX/XX/XX17. Comment dated 1XXX/XX17 shows that mediation was scheduled to resolve the litigation. No further details have been found."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx, Comparison data is xx and variance is xx.
This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, Comparison data is xx and variance is xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA finance charge test.
																																																																																								This loan failed the TILA foreclosure rescission finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81662161	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,501.34	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Yes	Yes	No	37.611%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated xx.
Chain of the assignment has been completed. Currently, the mortgage is with xx.
 There is a Subordinate xx $ xx which was recorded on XX/XX/XX04 in favor of xx, a corporation organized and existing under the laws of the United
The states of America.
No active judgments and liens have been found.
The 2019 1st installment taxes have been paid in the amount of $xx and 2nd installment taxes have been due in the amount of $xx. NO prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 39 months and next payment is due for 4XX/XX15. The last payment details have not been provided. The last payment was received in the amount xx which was applied for XXX/XX15. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in bankruptcy and next payment is due for 4XX/XX15. The last payment details have not been provided. The last payment was received in the amount xx which was applied for XXX/XX15. The file was referred to an attorney on XX/XX/XX13 and the complaint was filed on xx. The service was completed onXX/XX/XX17. The judgment was entered on xx. As per the comment datedXX/XX/XX17, the sale was scheduled for xx. There was a judgment issue. The AOM was executed onXX/XX/XX17 and recorded onXX/XX/XX17 which changed the beneficiary name and invalidated the judgment. The fcl as restated. The sale was scheduled for xx.
The file was again referred to an attorney onxx. The complaint was filed on xx. The service was completed on XX/XX/XX17. The judgment was entered on xx. The bankruptcy was re-opened on xx and the fcl was placed on hold.
As per the review of the PACER report, the borrower had filed bankruptcy under xx with case#xx. The case was terminated on xx. The RFD is unable to Determine. The loan was modified in xx and the borrower has been making his payments as per the bk plan. As per the inspection report datedXX/XX/XX18, the property is tenant occupied. NO repairs and damages have been found. The As-is listed price is xx.

Foreclosure Comments:The file was referred to an attorney on xx. The service was completed onXX/XX/XX17. The judgment was entered on xx. As per the comment datedXX/XX/XX17, the sale was scheduled for xx. There was a judgment issue. The AOM was executed onXX/XX/XX17 and recorded onXX/XX/XX17 which changed the beneficiary name and invalidated the judgment. The fcl as restated. The sale was scheduled for xx.
The file was again referred to an attorney on xx. The complaint was filed onxx. The service was completed on XX/XX/XX17. The judgment was entered onxx. The bankruptcy was re-opened onXX/XX/XX18 and the fcl was placed on hold.

Bankruptcy Comments:As per the PACER records, the borrower had filed the bankruptcy under xx with case#xx. The plan was confirmed onxx. The case was terminated on xx
The POC was filed on xx  with a secured claim amount of xx and the arrearage amount is xx.
As per the Order confirming the plan, the cramdown modification has been done with the monthly payments of xx with modified interest rate of 4.5% with UPB as xx for 23 years, along with the Property Value xx.	Not Applicable	Origination Appraisal Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Service Completed Tape Value: Sale Publication |---| |----| Comment: As per the collection comments, the current fcl status is Service completed.&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Tenant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: . As per the inspection report datedXX/XX/XX18, the property is tenant occupied.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan was modified under xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: 7XX/XX11   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX33   Tape Value: 6XX/XX34   Variance: 516 (Days)   Variance %:    Comment: As per note, the maturity is XXX/XX33.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection documents are available fromXX/XX/XX17 toXX/XX/XX18. We require the latest 24 collection comments. The collection comments are missing from 8XX/XX16 toXX/XX/XX17."	* XXX TILA Test Failed (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file, Mortgage Loan Application Disclosure, Carbon Monoxide Alarms, MA Smoke Detector Certificate, Notice of the Specific Reason for Denial of Credit and Demonstration and Documentation of Compliance with Borrower’s Interest Requirement."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94858339	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	xx	$0.00	$7,731.72	9XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.407%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on XX/XX/XX01 in the amount of $xx with xx.
Chain of assignment has been completed. Currently, the mortgage is with xx.
There is an HOA lien in the amount of $xx in the favor of xx.
The property is located in Texas. There is a possibility of foreclosure due to above unpaid HOA lien. These can be cured by paying off the above HOA lien with accrued interest and late charges if any.
The 2017 annual taxes have been paid in the amount of $xx. The 2018 taxes have been due in the amount of $xx. NO prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has delinquent for 28 months and next payment is due for 4XX/XX16. The last payment received details have not been provided. The last payment was received in the amount xx which was applied for XXX/XX16. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payment as per theARM note terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 4XX/XX16. The last payment received details have not been provided. The last payment was received in the amount xx which was applied for XXX/XX16. The foreclosure was initiated and the file was referred to an axx. xx
As per the review of the PACER report, the borrower had filed bankruptcy under xx. The RFD is able to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms.
As per the inspection report datedXX/XX/XX18, the property is Owner occupied. No damages and repairs have been found. The As- is listed price is xx.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX16. The borrower had filed bankruptcy under xx on XXX/XX18 and fcl was placed on hold.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under xxxx	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The foreclosure was initiated. Tape reflects as No. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI certificate is not required.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per the mortgage there is a PUD rider. So, the subject property is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.40% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject property is on second lien position as there is an HOA lien in the amount of xx in the favor of xx
The subject mortgage was originated on XX/XX/XX01 in the amount of xx."
* Title Review shows major title concern (Lvl 4)     "As per the review of the updated title report dated XX/XX/XX18, there is an HOA lien in the amount of xx in the favor of xx
The property is located in Texas. There is a possibility of foreclosure due to above unpaid HOA lien. This can be cured by paying off the above HOA lien with accrued interest and late charges if any."	* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 toXX/XX/XX18. We require latest 24 months collection comments. The collection comments are missing from 8XX/XX16 toXX/XX/XX17."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file, TX Loan Agreement Notice, Commitment Requirement/Anti-Tying, TILA Disclosures in Spanish, Home Equity Consumer Disclosure, Home Equity Loan Interest and Fees Preclosing Disclosure, Home Equity Loan Copies of Documents, Home Equity Loan Rescission Notice, Fair Market Value of Homestead Property Acknowledgment, Home Equity Loan Notice of Address for Borrower Notification of Violation, Choice of Insurance Notice, Collateral Protection Insurance Disclosure, Non-Deposit Investment Product Disclosure Are there any promotional materials? and Insurance Solicitation/Post Commitment Requirement."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51450894	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,207.22	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Verification of Stated Assets	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	21.526%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$265,603.76	Not Applicable	4.250%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report dated XX/XX/XX18, the loan was originated on XX/XX/XX06 in the amount of xx
1)There is an active civil judgment against the subject borrower in the amount of $xx held by “xx" which was recorded on XX/XX/XX09.
The property taxes of the year 2017 are paid in the amount xx of and the taxes of the year 2018 are due in the amount of $xx. Prior year’s taxes are not delinquent.	According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX16 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX16. The current unpaid principal balance is xx. The current interest rate is 4.250% and the current P&I is xx. The borrower is paying according to the modification agreement dated xx.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX16 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX16. The current unpaid principal balance is xx. The current interest rate is 4.250% and the current P&I is xx. The borrower is paying according to the modification agreement dated xx.
According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2017. The foreclosure was referred to attorney on xx.
The borrower had filed the bankruptcy undexx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX18 . According to the confirmed xx plan the debtor will pay to the trustee in the amount of xxxx for next 60 months.
According to the colection comments and the latest BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2017. The foreclosure was referred to attorney on xx.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case xx.	The loan was modified on XX/XX/XX16 between "xx. The new P&I is xx and current interest rate is 4.250%. The first payment begun on XX/XX/XX16 and xx will be the new maturity date	Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Loan Documentation Type   Loan Value: No Verification of Stated Assets   Tape Value: No Verification of Stated Income or Assets   Variance:    Variance %:    Comment: verificied per loan file   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified per the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified per the payment history   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:xx   Tape Value: xx   Variance: -1 (Days)   Variance %:    Comment: not in bankruptcy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: verified from the payment history Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The Collection comments are available from XX/XX/XX17 to XX/XX/XX18. We review latest 24 months collection comments. However; the comments are missing fromXX/XX/XX16 to XX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This Loan is failed for:-
1) TILA Finance Charge Test:
Loan Data xx
2) TILA Foreclosure Rescission Finance Charge Test
Loan Data xx  Comparison Data xx  Variance -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to
1) TILA Rescission Finance Charge Test.
2) TILA Foreclosure Rescission Finance Charge Test."
* Missing Required Disclosures (Lvl 2)     "The List of Service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at 'Washington" state and this state requires following disclosure and all are missing from the loan file.
1) Choice of Insurance Notice.
																																																																																								2) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91011622	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,146.71	9XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.189%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
No active judgment or liens have been found.
The annual combined taxes of 2016 have been paid in the amount of $xx.  The annual combined taxes of 2017 have been paid in the amount of $xx. The 2018 combined annual taxes have been due in the amount of $xx for the due date XX/XX/XX18. No prior delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 9 months and next payment is due for 1XXX/XX17. The last payment was received on 6XX/XX18 in the amount xx which was applied for 9XX/XX17. The UPB as per the tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.
Collections Comments:The loan is currently in collection and the next payment is due for 1XXX/XX17. The last payment was received on 6XX/XX18 in the amount xx which was applied for 9XX/XX17. The foreclosure was ixx. The RFD is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the inspection report datedXX/XX/XX18, the subject property is owner-occupied. No repairs and damages have been found. The As- is listed price is xx.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onxx.
Bankruptcy Comments:xx. The motion for relief from stay was filed on xx. The debtor shall pay the total amount of xxx50 by paying variable payments per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xx. The debtor was discharged onXX/XX/XX18. As per the notice of the final cure mortgage payment, the arrearage are paid.	Not Applicable	Missing Dicsloures Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Payment History String Loan Value: 444444321044 Tape Value: 333333333333333333333333 |---| |----| Comment: As per latest payment history string is 444444321044. However, tape data shows 33333333333333333333.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 440123444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per latest payment history string reversed is 440123444444. However, tape data shows 33333333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history, the Total debt/legal balance is xx. However, tape data shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX17 toXX/XX/XX18. However, latest 24 months comment history is required. The comment history is missing from 8XX/XX16 toXX/XX/XX17."	* Settlement date is different from note date (Lvl 2) "Final HUD-1 document states that the settlement date isXX/XX/XX99. However, original note date is xx."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
TX Loan Agreement Notice, Commitment Requirement/Anti-Tying, TILA Disclosures in Spanish, Home Equity Consumer Disclosure, Choice of Insurance Notice, Collateral Protection Insurance Disclosure, Insurance Solicitation/Post Commitment Requirement and Construction Loan Disclosure."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76252871	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,437.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.297%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$54,534.83	Not Applicable	5.375%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated onxx.
The chain of assignment is completed as the subject mortgage is with xx.

1. There is one junior mortgage in the favor of xx as nominee for xx in the amount of $xx which was recorded on XX/XX/XX16.
2. There is Certificate of Tax Sale for unpaid municipal lien, against the subject property total in the amount of $xx in favor of xx, recorded onXX/XX/XX08 in the amount of $xx

2018 Town 1st, 2nd, and 3rd installment taxes were paid on XX/XX/XX18, XX/XX/XX18 and XX/XX/XX18  in the amount of $xx, $xx and $xx respectively and 4th installment taxes are due on XX/XX/XX18 in the amount of $xx.
No prior years delinquent taxes have been found.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 8 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified xx borrower making the payment as per modification.	Collections Comments:As per BPO report the subject property is occupied by owner, no visible damage found. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 8 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX15 borrower making the payment as per modification.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

Review of collection comment states that foreclosure was initiated in year 2017, referred to attorney filed on xx. Foreclosure hold start from XX/XX/XX17 end on xx, step end hold on XX/XX/XX18, hold type awaiting recorded document. Comment dated XX/XX/XX18 show the process opened. No further information about foreclosure.

Borrower “xx” filed Bankruptcy under the xx case#xx. Amended Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC on xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx, debtor shall pay xx monthly to the xx trustee, starting on July 1, 2017 approximately 60 months, arrearage xx, amount of to be paid to creditor (out-side the plan). Modification of chapter plan 13 filed on xx.

According to the updated title report datedXX/XX/XX18, there is Certificate of Tax Sale for unpaid municipal lien, against the subject property total in the amount of xxx2 in favor of ‘xx’, which is recorded on xx.
Above said tax sale is subject to redemption on repayment of the amount of sale, together with interest at the rate of 0.00% per annum for the date of sale, and the costs incurred by the purchaser as defined by statute.
The subject property is located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclose due to above unpaid liens.
It can be cured by redemption of the sold taxes".

Foreclosure Comments:Review of collection comment states that foreclosure was initiated in year 2017, referred to attorney filed on xx, hold type awaiting recorded document. Comment dated XX/XX/XX18 show the process opened. No further information about foreclosure.
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx case#xx. Amended Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC onxx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx, debtor shall pay xx monthly to the xx trustee, starting on July 1, 2017 approximately 60 months, arrearage xx, amount of to be paid to creditor (out-side the plan). Modification of chapter plan 13 filed on xx pay regularly payment oust side plan, order on this plan xx.	The loan modification agreement was made on XX/XX/XX15, between the borrower “xx” and the lender “xx.”. The borrower promises to make a monthly payment of xx with the rate of interest 5.375%, beginning from XX/XX/XX15 till the maturity date XX/XX/XX55. The new principle balance stated in the Modification is in the amount of xx.	HUD-1 Closing Statement Affiliated Business Disclosure Origination Appraisal Missing Required State Disclosures	Field: Payment History String Loan Value: 444444444444 Tape Value: 333333333333333333333333 |---| |----| Comment: As per the payment history, payment history string is 44444444444.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 444444444444;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX  Tape Value: XXXX Variance:    Variance %:    Comment: Property address street XXXX.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX17   Tape Value: XX/XX/XX13   Variance: -1311 (Days)   Variance %:    Comment: As per the servicing comments, the foreclosure file was referred to attorney on xx;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.25% Comment: As per the payment history, total debt/ legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report datedXX/XX/XX18, there is Certificate of Tax Sale for unpaid municipal lien, against the subject property total in the amount of xxx2 in favor of ‘xx’, which is recorded onXX/XX/XX08 (xx).
Above said tax sale is subject to redemption on repayment of the amount of sale, together with interest at the rate of 0.00% per annum for the date of sale, and the costs incurred by the purchaser as defined by statute.
The subject property is located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclose due to above unpaid liens.
It can be cured by redemption of the sold taxes"."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to the updated title report datedXX/XX/XX18, there is Certificate of Tax Sale for unpaid municipal lien, against the subject property total in the amount of xxx2 in favor of ‘xx’, which is recorded onXX/XX/XX08 (xx).
Above said tax sale is subject to redemption on repayment of the amount of sale, together with interest at the rate of 0.00% per annum for the date of sale, and the costs incurred by the purchaser as defined by statute.
The subject property is located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclose due to above unpaid liens.
It can be cured by redemption of the sold taxes"."	* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report datedXX/XX/XX18, shows that legal description inconsistent from vesting deed to mortgage. The legal description on deed which was recorded on xx
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The copy of final hud-1 settlement statement is eligible; however some values are hand written."
* Comment history is incomplete (Lvl 3)     "Servicing comments are available in the file from XX/XX/XX17 till XX/XX/XX18,  however, we require latest 24 months comments history; Servicing comments are missing from 08XX/XX16 to XX/XX/XX17."
* Payment History is not Complete (Lvl 3) "Prior payment history is available in the file from XX/XX/XX17 to XX/XX/XX18. However, we require latest 12 months payment history; the latest payment history is missing from XX/XX/XX17 to XX/XX/XX17."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
1.This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx. This loan failed the TILA foreclosure rescission finance charge test.
 The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk indicator is "Moderate".
1. This loan failed the TILA finance charge test.
2. This loan failed the TILA foreclosure rescission finance charge test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated Business Form is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NJ state. The following require state disclosure are missing from the loan file.
1. NJ Attorney Disclosure
2. Unacceptability of Insurance Notice
3 Attorney Disclosure II
4. Tax Bill Information
5. Private Well Testing
6. Choice of Insurer Disclosure
																																																																																								7. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61246194	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,198.89	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Verification of Stated Income or Assets	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	59.842%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$148,028.85	Not Applicable	3.125%	xx	XX/XX/XX12	Financial Hardship	As per the updated title report dated XX/XX/XX18, The subject Mortgage is dated xx.
The chain of assignment is complete. The current assignee is xx.
Active judgments or liens recorded;
There is a civil judgment recorded on XX/XX/XX18 in the amount of $xx and in the favor of xx.
The annual taxes to be paid are in the amount of $xx, 2017- taxes are paid in the amount of xx
As per the payment history document dated XX/XX/XX18. The current UPB is xx. The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX16. the loan is next due for xx. Currently the borrower is 17 months behind his scheduled payments.	Collections Comments:As per the collection comments , the loan is currently in active bankruptcy, on foreclosure hold. Foreclosure had been referred to attorney onxx.
As per the payment history document dated XX/XX/XX18. The current UPB is xx. The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX16. the loan is next due for XX/XX/XX17. Currently the borrower is 17 months behind his scheduled payments.
Foreclosure Comments:Foreclosure had been referred to attorney on xx.

Bankruptcy Comments:Borrower filed xx bankruptcy on xx and amount of arrears is xx. As per the confirmed plan borrower shall pay to trustee xx per month for the arrears amount of xx.	The modification agreement has been made on XX/XX/XX12 between xx.
The modification reflects ARM terms. The new principal balance amount is xx to be paid at the rate of 3.125% and P&I of xx with payment starting from XX/XX/XX12 and will begin to adjust XXX/XX17 and every 12 month thereafter. Maturity date reflects xx.	Origination Appraisal Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower Last Name Loan Value: XXX Tape Value: XXXX |---| |----| Comment: The borrower's last name per the Note at origination isxx. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Awaiting Sale   Variance:    Variance %:    Comment: Per comments complaint is filed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 23 (Days)   Variance %:    Comment: The modification date is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: Not Applicable   Tape Value: XXX/XX17   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 121   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: Not Applicable   Tape Value: 0.9%   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.18% Comment: The total debt is xx. Tape Source: Initial Tape Type:	B	* Missing Appraisal (Lvl 2) "Origination appraisal is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing in the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate for failing the Indiana license validation test."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the state of IN and the following state disclosures are missing from the loan file. (Hazard Insurance Disclosure, Federal Consumer Credit Protection Act Disclosure, Insurance Freedom of Choice Disclosure)."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test.
																																																																																								Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC. xx."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26187468	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,656.50	XX/XX/XX20	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.737%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$174,200.81	Not Applicable	5.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows subject mortgage was originated on xx.

The chain of assignment is complete. xx.

No active judgments or liens found.

2017 annual county taxes have been paid off in the amount of $xx on XX/XX/XX17. The taxes for year 2018 are due in the cumulative amount of $xx.
No any prior year taxes are delinquent as per updated title report.	According to the review of latest payment history dated XX/XX/XX18, the subject loan is currently delinquent for more than 1 month and the next due date of payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 5.000%. The borrower is paying according to the modification agreement dated XX/XX/XX12.	Collections Comments:According to collection comments dated XX/XX/XX18, the subject loan is currently delinquent for more than 1 month and the next due date of payment isxx. The last payment was received onXX/XX/XX18 in the amount xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 5.000%. The borrower is paying according to the modification agreement dated XX/XX/XX12.
According to collection comments the foreclosure was initiated in 2017 and the file was referred to attorney on xx. After that the borrower had filed the bankruptcy and foreclosure was put on hold. The borrowers "xx
According to Schedule D of voluntary petition dated XX/XX/XX17, the amount of claim without deducting the value of collateral is xx and the value of collateral supporting the claim is xx. Therefore, the unsecured claim is in the amount of xx.
According to the amended xx plan filed on 1xx.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:According to collection comments the foreclosure was initiated in 2017 and the file was referred to attorney onxx. After that the borrower had filed the bankruptcy and foreclosure was put on hold. The bankruptcy was filed on 0xx.
Bankruptcy Comments:The borrowers xx
According to Schedule D of voluntary petition dated xx, the amount of claim without deducting the value of collateral is xx and the value of collateral supporting the claim is xx. Therefore, the unsecured claim is in the amount of xx.
According to the amended xx plan filed on XX/XX/XX17 states that the debtor will pay to the trustee in the amount of xx for 6 months, then xx for 54 months.	Loan Modification agreement was made between borrower xx. The borrower had given a promise to pay the UPB in the amount of xx with interest rate of 5.00% and the P&I of xx with fixed amortization and the first payment was begin from xx.	Affiliated Business Disclosure Missing Required Disclosures Notice of Servicing Transfer Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: XXX/XX12 Tape Value: XXX/XX12 |---| 29 (Days) |----| Comment: Doc Date of Last Modification is xx.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does Lender G/L Require MI is Not Applicable, tape reflected as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212344444444   Tape Value: 23333333333333333333333   Variance:    Variance %:    Comment: Payment History String is 212344444444, however tape reflect as 2333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444443212   Tape Value: 33333333333333333333332   Variance:    Variance %:    Comment: Payment History String Reversed is 444444443212, however tape reflect as 3333333333333333333332.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.09% Comment: Total Debt / Legal Balance per Payment history is xx, however tape reflected as xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to Schedule D of voluntary petition datedxx, the amount of claim without deducting the value of collateral is xx and the value of collateral supporting the claim is xx. Therefore, the unsecured claim is in the amount of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Florida" state and this state requires following disclosures and all are missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
																																																																																								Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25328124	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,769.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.770%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.645%	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	5.250%	xx	Unavailable	Unavailable	According to updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignment is with xx.
No active judgments or liens found have been found against the borrower.
The 2017 City Annual installment taxes were paid on XX/XX/XX18 in the amount of $xx and County annual installment taxes were paid on XX/XX/XX18 in the amount of $xx.
No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18and the next due date for payment is XX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history tape is in the amount of xx. The last payment was made as per the loan modification agreement which was made onxx.

Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XX18,  the payment applied date wasXX/XX/XX18and the next due date for payment is XX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history tape is in the amount of xx. The last payment was made as per the loan modification agreement which was made on xx.
According to the PACER, the borrower “xx. Schedule D in voluntary petition dated xxstates, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx.xx
There is no foreclosure activity found in the loan in recent 24 months.
The Note was fixed and original interest rate was 8.77% & P&I was xx. The payment history as ofXX/XX/XX18 shows that current interest rate is 5.089% and P&I xx. The seller tape data also shows the modification date is xx and current interest rate is 5.089% & P&I xx. It appears the loan was modified, but the loan modification agreement is missing from the loan file.
Collection comment dated XX/XX/XX17 shows that loan modification effective date wasxx.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx.xx and an arrearage in the amount of xx. xx plan was filed on xx, which states that arrearage was included in the plan for the amount of xx and regular payment will pay directly to creditor. The plan was confirmed on xx. Trustee's Motion To Dismiss was filed on xx.	The Note was fixed and original interest rate was 8.77% & P&I was xx. The payment history as ofXX/XX/XX18 shows that current interest rate is 5.089% and P&I xx. The seller tape data also shows the modification date is xx and current interest rate is 5.089% & P&I xx. It appears the loan was modified, but the loan modification agreement is missing from the loan file.
Collection comment dated XX/XX/XX17 shows that loan modification effective date was xx with payment xx at interest rate 5.25%.
Affiliated Business Disclosure Modification Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Deferred Balance Amount Loan Value: Unavailable Tape Value: xx |---| |----| Comment: Modification agreement is missing in the file, Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: XX/XX/XX10   Variance:    Variance %:    Comment: Modification agreement is missing in the file, Hence modification date is unavailable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Modification agreement is missing in the file,   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 7XX/XX36   Variance:    Variance %:    Comment: Modification agreement is missing in the file, unable to determine the extended maturity date.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: As per Payment history, Total Debt/ Legal Balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The Note was fixed and original interest rate was 8.77% & P&I was xx. The current payment history as ofXX/XX/XX18 shows that current interest rate is 5.089% and P&I xx. The seller tape data also shows the modification date is xx and current interest rate is 5.089% & P&I xx. It appears the loan was modified, but the loan modification agreement is missing from the loan file.
Collection comment dated XX/XX/XX17 shows that loan modification effective date was xx with payment xx at interest rate 5.25%."	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, the borrower “xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."	* Variation in Parcel number(APN#) (Lvl 2) "According to the updated title report datedXX/XX/XX18, there is variation in parcel no between Mortgage xx and Tax certificate. The recorded Mortgage shows Parcel ID: xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, Comparison data is xx and variance is -xxx1"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to:
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the Brokerage/Finder Fee Test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the Brokerage/Finder Fee Test. Loan data is xx, Comparison data is xx and variance is +xxxx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Form is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in TN state. The following require state disclosure are missing from the loan file.
1. Placement of Insurance Disclosure.
2. Availability of Title Insurance.
3. TN Consent to Disclosure of Insurance Information.
4. Choice of Agent/insurer.
5. Insurance Solicitation/Post Commitment."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78450983	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$823.03	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mobile Home	xx	xx	Primary	Yes	Yes	No	50.610%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$117,701.43	Not Applicable	5.250%	xx	XX/XX/XX12	Financial Hardship	Review of updated title Report datedxx/xx/xx18 shows the subject mortgage was originated onxx.
Chain of assignment is incomplete. Currently the assignment is withxx.
There is one senior open mortgage in the amount of $111,000.00 in favor of xx and recorded on XX/XX/XX03.
There is one UCC, mortgage open found favor oxx However amount of mortgage is not confirmed.
There is one civil judgment against the borrower open found in the amount of $145.00 favor of State of Florida which was recorded onXX/XX/XX18.
As per updated title report annual county taxes for the year of 2015, 2016 & 20107 was paid in the total amount of $xx
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is xx. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx, case # xx. According to xx plan debtor shall pay to trustee in the amount of xx per month for the 60 months. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date isxx. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of  xx.
According to collection comment foreclosure is not initiated on the loan.
The reason for foreclosure delay is unemployment.
According to latest BPO datedXX/XX/XX18, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy underxx.00 No document or servicing comments were found that indicates property had a cram down.	This loan modification was done on 7XX/XX12 between the xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 5.250 % and Monthly P&I is xx. The modification payment start date is xx.
Missing Required Disclosures Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: 7XX/XX12 Tape Value: XX/XX/XX14 |---| 872 (Days) |----| Comment: The Document Date of the Last Modification is xx.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444440123   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444440123. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 321044444444   Tape Value: 33333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 321044444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per application, the purpose of refinance is Limited cash out.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Mobile Home   Tape Value: PUD   Variance:    Variance %:    Comment: As per appraisal reopot subject property type is mobile home however tape data shows as PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Total debt/legal balance per payment history reflects xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per updated title report, There is one senior open mortgage in the amount of xx in favor of xx. No satisfaction or release document was found in the loan file stating the prior mortgage has been released."
* Property is Mobile Home (Lvl 3)     "The appraisal report as well as tax report shows subject property is double wide mobile home. Mortgage legal description only consists of land (VIN# not showing in same). However; final title policy at origination (xx) having complete subject mortgage reference on it and the vehicle identification number "xx" with Florida title numbers xx."
* Title issue (Lvl 3)     "There is variance in legal description between  warranty deed and final title policy. The legal description of warranty deed which was recorded on 6XX/XX03;xx contained as "Plat thereof as recorded in Plat xx". however, legal description of final title policy shows as "Plat thereof as recorded in xx". Replacement policy should be made to cure above title defect."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report dated 8XX/XX18, the subject mortgage is in second lien position, as there is one senior open mortgage in the amount of xx in favor ofxx. As per the Final Title Policy, schedule B does not show any exception for prior Mortgage and Liens. No satisfaction or release document was found in the loan file stating the prior mortgage has been released."	* Missing Required Disclosures (Lvl 2) "List of Service providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Chain of assignment is incomplete. Currently the assignment is with xx
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at FL state.
Following state disclosure is missing from the loan file. :-
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure
is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79167300	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,576.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.643%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$71,993.05	$644.22	1.250%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
Chain of assignment is completed as the subject mortgage is with xx.
There is one Active Judgment and Lien pending against the borrower.
1) There is a open junior mortgage against the borrower of “xx” in the amount of $xx which was recorded on XX/XX/XX05.
2) There is a Civil Judgment against the borrower of “xx” in the amount of $xx which was recorded on xx.
The 2017 year and 2018 year annual taxes are exempted. No prior year delinquent taxes are found.
Review of latest payment history as ofXX/XX/XX18 shows that the borrower is delinquent for more than 60 days and next payment due date is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected per the tape in the amount of xx.	Collections Comments:Review of latest payment history as ofXX/XX/XX18 shows that the borrower is delinquent for more than 60 days and next payment due date is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected per the tape in the amount of xx.
Foreclosure has not been started by the lender yet. The loan is in active bankruptcy.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property. Therefore, no repairs are required.
The latest BPO completed 4XX/XX18 reflects an As Is Value of xxk with no repairs needed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower, xx.	Loan Modification agreement was made between xx.
The borrower had promised to pay the UPB of xx an installment of xx, plus the remaining principle balance, will be due on maturity date. Borrower make a payment as a step amortized is as follows,
1) P&I in the amount of xx with interest rate is 1.250% on dated XX/XX/XX13 for 12 months.
2) P&I  amount is not available with interest rate is 2.500% on dated XX/XX/XX14 for 12 months.
3) P&I in the amount of xx with interest rate is 3.750% on dated XX/XX/XX15 for 12 months.
4) P&I in the amount of xx with interest rate is 4.750% on dated XX/XX/XX16 for 12 months.
5) P&I in the amount of xx with interest rate is 6.000% on dated XX/XX/XX17 for 366 months.	Loan Program Info Disclosure Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances are entered as a positive number. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:xx  Variance: 30 (Days)   Variance %:    Comment: As mod doc date of last modification is xx however tape data shows 1xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance is a negative therefore gets entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan was modified to a Step Rate.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX03   Variance: 5 (Days)   Variance %:    Comment: As per note doc date is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211223444444   Tape Value: 32123333333333333333333   Variance:    Variance %:    Comment: As per payment history payment string is 211223444444 however tape data shows 32123333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444322112   Tape Value: 33333333333333333312123   Variance:    Variance %:    Comment: As per payment history payment string is 444444322112 however tape data shows 333333333333333333312123.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per application purpose of refinance is lower rate or term however tape data shows cash out- other.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: As per payment history total debt is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "The file contains a Lost Note Affidavit datedXX/XX/XX16 with a copy of the Note provided in the file. Located under (xx)."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan Program disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR executed by borrower but not hand dated."
* TIL not hand dated (Lvl 2)     "TIL executed by borrower but not hand dated."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65664348	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$994.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.694%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$86,841.21	$4,344.28	0.125%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report datedXX/XX/XX18 shows that the subject mortgage originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx which was recorded onXX/XX/XX18.
There is one junior judgment against the borrower in favor of xx which was recorded on XX/XX/XX10.
The 2017 annual taxes are paid for the amount of $xx
No prior delinquent taxes are found.
According to payment history as of datedXX/XX/XX18, the borrower current with loan and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx(PITI) which was applied on 4XX/XX18. The monthly P&I is in the amount of xx with the interest rate of 6.750%. The UPB is not reflected in the payment history , is taken as per tape data in the amount of xx.The borrower has been making payment as per the modification made onxx.

Collections Comments:As per servicing comment as of datedXX/XX/XX18, the loan currently in the collection and due for 5XX/XX18. According to payment history as of datedXX/XX/XX18, the borrower current with loan and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx(PITI) which was applied on 4XX/XX18. The monthly P&I is in the amount of xx with the interest rate of 6.750%. The UPB is not reflected in the payment history, is taken as per tape data in the amount of xx.The borrower has been making payment as per the modification made on xx.
The loan was modified on xx between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to make payments in 3 steps starting from the rate of interest 0.125% to 6.7500% with P&I of xx to xx beginning from xx. The remaining principal amount is xx will be payable on the maturity date.
According to PACER report, the borrower xx.
The foreclosure activity has been not found.
As per BPO report located at “xx” dated on 9XX/XX17, the subject property is owner-occupied with the average condition. No damage and repairs are found.No rec3ent BPO is available. Also, the recent servicing comments does not reflect any comments regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to PACER report, the borrower xxfor the total secured claim amount is xx and total arrearage amount of xx.	The loan was modified on 1XXX/XX12 between the borrower xx. The borrower promises to make payments in 3 steps starting from the rate of interest 0.125% to 6.7500% with P&I of xx to xx beginning from xx. The remaining principal amount is xx will be pay on maturity date.	Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: 1XXX/XX12 Tape Value: 1XXX/XX12 |---| 31 (Days) |----| Comment: The loan has been modified on xx. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122223344434   Tape Value: 22223333333333333322233   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 122223344434. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 434443322221   Tape Value: 33222333333333333322222   Variance:    Variance %:    Comment: The Payment History String reversed is 434443322221. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition , Schedule D show the amount of claim as xx and the amount of unsecured claim as xx. Did not see comment reflecting cram down ."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Michigan State. The following state disclosures are missing in the loan file.
1. MI Borrower's Bill of Rights
2. MI Consumer Caution and Homeownership Counseling Notice
																																																																																								3. Choice of Insurance Agent"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	926562	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,023.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As ofxx/xx/xx18 updated title report, the subject mortgage was originated on xx.
The chain of assignment has been completed, currently the assignment is with xx.
There is a junior lien recorded on xx in the amount of $xx in the favor of xx.
Active judgments or Liens;
There is credit card lien recorded on XX/XX/XX14 in the amount of $xx and in the favor of xx.
There is Civil Judgment recorded on XX/XX/XX12 in the amount of $xx and in the favor of xx.
2017 county taxes are paid in the amount of $xx and $xx respectively. 2018 county and city taxes are Due  in the amount of $xx and $xx respectively. The annual taxes are in the amount of $xx.
As of XX/XX/XX17 payment history, the borrower has been delinquent for 16 months and next payment due date was for XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied for the due date of 0XXX/XX17.
As per the deferment agreement found at the location (xx), which had been made on xx. The amount of xx is stated to be deferred and would be payable at the time of loan maturity date of XX/XX/XX37.
As per the Notice of payment change dated XX/XX/XX17, the new total payment is xx, escrow has increased from xx to xx.
Collections Comments:As per the collection comments , the loan is currently in active bankruptcy and next payment due date was forxx.
As per the payment history dated as of XX/XX/XX17, the last payment had been received on XX/XX/XX17 in the amount of xx, which has been applied for the due date of 0XXX/XX17, the next due date is 0xx. Currently the borrower is 16 months behind his scheduled payments.The reason for default had been stated as Curtailment of Income by the borrower, foreclosure has already been initiated and sale date has been scheduled for xx.
Borrower had filed xx bankruptcy on xx the secured claim amount was xx and arrears amount of xx. As per the confirmed plan borrower shall pay direct mortgage payments of xx and for the arrears amount of xx shall pay monthly xx with 0% interest.
On xx an administrative order modifying plan has been filed in the bankruptcy and is currently in review process.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed xx bankruptcy on xx with the secured claim amount of xx and arrears amount of xx. As per the confirmed xx plan,  the debtor shall pay  to the trustee the sum of xx monthly for 60 months.

Not Applicable	Affiliated Business Disclosure Credit Application Notice of Servicing Transfer Missing Required State Disclosures	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: The loan has a deferent agreement. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Per note the loan amount is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333323   Variance:    Variance %:    Comment: The payment string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3233333333333333333333   Variance:    Variance %:    Comment: The payment string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.12% Comment: The total debt is 65,691.48. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX11 till XX/XX/XX17, we require recent 24 months of comment history, missing the comment history from 1XXX/XX17 till XX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX14 to XX/XX/XX17. As we required latest 12 months of payment history; however, payment history is missing from 1XXX/XX17 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing in the loan files."
* Application Missing (Lvl 2)     "Final  application is missing from the loan files."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The service transfer disclosure is missing in the loan files."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located.
This loan failed the brokerage/finder fee test. (Tenn. Comp. R. & Regs. 0180-17-07(2))
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and
Regulations, brokerage fee is synonymous with finder fee."
* Missing Required State Disclosures (Lvl 2)     "The required TN state disclosures are missing from the loan files.
Placement of Insurance Disclosure
Availability of Title Insurance
TN Consent to Disclosure of Insurance Information
Choice of Agent/insure
Insurance Solicitation/Post Commitment.""
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE risk indicator is moderate as This loan failed the interest rate test and brokerage/finder fee test."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing in the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93241754	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,030.14	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The last assignment was done fromxx which was recorded onxx/xx/xx10.
There is an active junior civil judgment against the borrower April xx.
There is an active hospital lien against the borrower xx for the amount of $xx which was recorded onxx/xx/xx04.
The combined annual taxes for the year 2018 have been paid in the total amount of $xx
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is delinquent for 10 months and the next due date was xx.The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 8XX/XX17. The tape data of payment history reflects UPB is in the amount of xx.
The loan has not been modified since origination.
The borrower has been making the payments as per the deferral agreement located at “xx”.	Collections Comments:According to the PACER report, the loan is in active bankruptcy and the next due date was xx.The last payment was received on xx in the amount of xx which was applied for the due date of 8XX/XX17. The tape data of payment history reflects UPB is in the amount of xx.
The loan has not been modified since origination.
The borrower has been making the payments as per the deferral agreement located at xx”.
Unable to determine the reason for default.
According to the servicing comments, the foreclosure was initiated in 2016. The file was referred to an attorney on 1xx. The further details are not available; however, the foreclosure was put on hold as xx (borrower/debtor) filed bankruptcy under xx with the xx. The debtor filed proposed xx plan on xx. According to this plan, the debtor shall pay xx monthly for 43 months for the total plan of xx. The deadline to file POC was xx. The creditor xx.
As per the exterior BPO report dated 5XX/XX18, the subject property was owner-occupied and in average condition with no damage or repair.
Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2016. The file was referred to an attorney on xx. The further details are not available; however, the foreclosure was put on hold as xx (borrower/debtor) filed bankruptcy under xx with the case#xx.
Bankruptcy Comments:xx. The creditor xx had filed POC on xx with a secured claim amount of xx and arrears of xx. The Order on Amended Motion for Relief from Stay was filed on xx.	Not Applicable	Final Truth in Lending Discl. Missing Required State Disclosures Notice of Servicing Transfer Credit Application	Field: Did a Modification Change Note Terms? Loan Value: No Tape Value: Yes |---| |----| Comment: The loan has not been modified since origination.&#xxD; The borrower has been making the payments as per the deferral agreement located at xx”.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Original balance is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444432144. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 441234444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The borrower receives cash to amount.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX28   Tape Value: 4XX/XX30   Variance: 669 (Days)   Variance %:    Comment: Stated maturity date is 6XX/XX28.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Property is Manufactured Housing (Lvl 4) "As per appraisal report datedXX/XX/XX08 located at “xx”, the subject property type is manufactured home. Neither VIN# has been listed in the mortgage legal description nor Alta 7 endorsement for Manufactured home was found in the final title policy. No affidavit of affixation was found in the loan file. The exterior property assessment report dated 5XX/XX18 states, the subject property type is manufactured home.
The tax certificate along with updated title report shows, there is a separate value for building and land.
Unable to determine whether the home has been attached with the permanent foundation."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file; however, the values are updated as per ‘Copy of loan statement disclosure’ located at “xx”."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia State. The following required state disclosures are missing from the loan file.
1.VA Application Disclosure
2.Choice of Settlement Agent Disclosure
3.Disclosure of Charges for Appraisal or Valuation
4.Copy of Appraisal or Statement of Appraised Value"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final loan application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78405347	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,430.10	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$476,796.48	Not Applicable	4.125%	xx	XX/XX/XX10	Financial Hardship	The chain of assignments has been completed. The current assignment is withxx.
No active judgments or liens have been found.
The county taxes for the year 2017-2018, 1st and 2nd installments taxes have been paid in the amount of $xx and $xx respectively.
There is a junior mortgage xx.
No prior years delinquent taxes have been found.
Review of the payment history shows that the borrower is delinquent with the loan for more than 10 months and the next due date for the payment i 9XX/XX17. The last payment made was on XX/XX/XX18 in the amount of xx which was applied to due date XX/XX/XX17. The current unpaid principal balance is xx. The current P&I is xx and the current PITI is xx.
The borrower has been making the payment as per the modification agreement dated xx.	Collections Comments:The review of the servicing comments shows that the loan is in the active bankruptcy and the next due date for the payment i xx. The last payment made was on XX/XX/XX18 in the amount of xx which was applied to due date XX/XX/XX17. The current unpaid principal balance is xx. The current P&I is xx and the current PITI is xx.
The borrower has been making the payment as per the modification agreement xx.
The loan has been modified once since the origination of the loan.
As per comments, the reason for default is the curtailment of income.
The foreclosure was restarted and the file was referred to an attorney on xx.
The borrower xx. Schedule D in a voluntary petition dated 0xx shows the amount of claim without deducting the value of the collateral is xx,979 and value of collateral that support this claim is xxhe unsecured portion is xxccording to the order confirmed xx plan dated on 7XX/XX16, the debtor shall pay to the trustee xxxx for months 1- 3 and xxx3 for months 4-60.
As per the latest BPO report dated 5XX/XX18, the subject property has been occupied by the owner and is in average condition. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was restarted and the file was referred to an attorney onxx
Bankruptcy Comments:The borrower xx and an arrearage in the amount of xx. Schedule D in a voluntary petition dated xx shows the amount of claim without deducting the value of the collateral is xx,979 and value of collateral that support this claim is xxhe unsecured portion is xxccording to the order confirmed xx the debtor shall pay to the trustee xxxx for months 1- 3 and xxx3 for months 4-60.	This ARM modification was made between the borrower and the lender.
As per the modified terms, the New UPB is in the amount of xx.
The borrower promised to pay the new UPB at an adjustable rate starting from 4.125% and P&I of xx. The first rate change date was XXX/XX17. The payments starts from xx
It does not consist of any ballon provision.	Affiliated Business Disclosure Missing Required State Disclosures Credit Application Initial Escrow Acct Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xxx0 |----| -0.03% Comment: As per the Note, the property address street isxxTape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Sale Publication   Variance:    Variance %:    Comment: As per the review of the servicing comments, the current foreclosure status is awaiting sale.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx  Variance: 31 (Days)   Variance %:    Comment: The doc date of last modification is xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As this is a conventional loan and LTV is 68%, MI is not required.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the latest payment history, The escrow balance is xx  Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: 1XXX/XX11   Tape Value: XXX/XX17   Variance: 1978 (Days)   Variance %:    Comment: As per Note, the first rate change date is 1XXX/XX11.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: As per the latest payment history, the payment history string is 444444321444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: As per the latest payment history, the payment history string reversed is 444123444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As the final Application is missing from the loan, updated this field as Unavailable.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per the final HUD-1, the prupose of transaction is Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.36% Comment: As per the latest payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The available comments history is fromXX/XX/XX17 to 7XX/XX18; however, we require last 24 months comments history; hence, the comments history is missing from 8XX/XX16 toXX/XX/XX17."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of CA. The following required state disclosures are missing from the loan file.
Impound Account Disclosure, Cosigner Notice, Private Mortgage Insurance Disclosure, Earthquake Disclosure forCondominiums, Insurer RecommendationDisclosure, Anti-Tying Disclosure, Privacy Notice, Application for Credit-Married Persons, Fair Debt Collection Notice, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "As per the Final HUD-1, the settlement date is xx."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92413844	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$635.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$94,361.82	$5,547.00	4.250%	xx	XX/XX/XX12	Financial Hardship	The updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on xx.
The chain of assignment is incomplete. Currently, the mortgage assignment is with xx. It should be with xx.
No active judgments or liens have been found.
2017 Combined 1st and 2nd installment taxes have been paid in the total amount of $xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due datexxx. The current P&I is xx and rate of interest is 4.250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX12.
According to the PACER, the xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed xx monthly for 12 months and then xx monthly. The regular mortgage payment shall pay in the amount of xx monthly through the plan and arrearage was included in the plan for the amount of xx. The plan was confirmed on xx. Last filling was xx.
There is no foreclosure activity found in the loan in recent 24 months.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report dated 5XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx. Schedule D in voluntary petition datedxx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed byXXX onXX/XX/XX17, in the secured claim amount xx and an arrearage in the amount of xx. xx xx. As per xxated XXX/XX17 shows that value of collateral was xx. As per second amende plan xxdatedXX/XX/XX17, debtor shall pay to trustee in the amount of xx monthly for 12 months and then xx monthly. The regular mortgage payment shall pay in the amount of xx monthly through the plan and arrearage was included in the plan for the amount of xx. The plan was confirmed on 6XX/XX17. Last filling was 8XX/XX18.
Previously, the loan was in bankruptcy fromXX/XX/XX13 toXX/XX/XX17.	This modification agreement was made between Lender xx.
As per the modified term the new principal balance xx. From unpaid principal balance principal forgiven was xxx and deferred balance was xx. The borrower promises to pay xx monthly with modified interest rate of 4.250% beginning from 1XXX/XX12 with a maturity date of xx.

Credit Application
Final Truth in Lending Discl.
Origination Appraisal
Initial Escrow Acct Disclosure
Right of Rescission
Notice of Servicing Transfer
Affiliated Business Disclosure
Missing Required State Disclosures	Field: Payment History String Loan Value: 444432144444 Tape Value: 3333333333333333333333 |---| |----| Comment: The Payment reflects the Payment History String as 444321044444. &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444440123444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Legal balace per payment history is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, thexx. However, unsecured portion remained as xxx30"
* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 to 7XX/XX18 which are incomplete as we required for recent 24 months. Collection comments are missing form 8XX/XX16 to XX/XX/XX17."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers are missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. Final TIL is missing, hence APR is taken 0.000%, Comparison Data 8.056% and Variance 8.056%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to this loan failed the TILA APR test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Ohio. The following state disclosures are missing from the loan file.
1)Equal Credit Availability Notice
2)Insurance Tying Disclosure
3)Non-Deposit Insurance Disclosure"
																																																																																								* Title Review shows break in assignment (Lvl 2) "According to updated title report dated 8XX/XX18, the chain of assignment is incomplete. Currently, the mortgage assignment is with,xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38289505	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$9,885.54	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on xx.
The chain of assignment has not been completed. The current assignment is from xx.
No active liens and judgments found.
2018 taxes are due in the amount of $xx	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 48 month. The next due date for the payment is 7XX/XX14. The borrower is not making regular payments as per loan modification. The last payment of 6XX/XX14 was received in the amount of xx. The unpaid principal balance is not available in the provided payment history. Although, the tape data reflects the current unpaid principal balance in the amount of xx.	Collections Comments:The loan is currently in collection. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 47 months. Unable to determine the last payment received date, the payment applied date was xx and the next due date for payment is 6XX/XX14. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unemployment and decreased income. The subject property is occupied by owner. The loan hasn’t modified since origination.
According to the PACER, the borrower had filed bankruptcy under xx with the case#xx.
There are no comments found for damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx.	Not Applicable	Credit Application Missing Required State Disclosures Final Truth in Lending Discl. Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 33333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 33333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.32% Comment: As per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 toXX/XX/XX18. We require the latest 24 months servicing comments. However, servicing comments are missing from 8XX/XX16 to XX/XX/XX17."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "A part of legal description mentioned on the deed recorded on XX/XX/XX01 consist of “ xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey state. The following state disclosures are missing in the loan file.
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxx and the value of the collateral is xxx; however, the unsecured portion is xx. There is no information regarding cram down have been found in the bankruptcy file. However the case was dismissed on xx."
* XXX State Regulations Test Failed (Lvl 2)     "XXX state regulations test failed due to Prohibited Fees Test.

ThisXXX prohibited fees test. ( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. The current assignment is from xx
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 6.648%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator shows moderate due to TILA APR Test failed."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22162795	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,970.05	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Not Applicable	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
The assignment is missing from lender/xx
No active judgments or liens found.
The combined annual taxes in year 2017 were paid in amount of $xx.
Taxes in year 2018 which is due on XX/XX/XX18 in amount of $xx.
The Payment History datedXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for more than 8 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
 The loan has never been modified since origination.
Collections Comments:As per BPO report dated XX/XX/XX17, the subject property is occupied by unknown. No damage visible found. But latest available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The Payment History datedXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for more than 8 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

The borrower "xx Debtor shall pay the payment beginning month Jan 2017 in amount of xx for 1 month, From Feb 2017 to May 2017 per month xx and then from Jun 2017 to Dec 2021 per month xx.
According to confirmed plan filed on xx he debtor filed an amended Uniform Modification of confirmed and Motion for valuation of collateral seeking to modify the confirmed xx plan. Objections to the proposed modification must be received by August 29, 2018. An evidentiary hearing to consider the proposed modification is
Scheduled for September 5, 2018.
Prior to the date of this modification the trustee has received xx in payments from debtor.
As per the post modification payments the borrower has to pay xx per month formXX/XX18/ to XX/XX21.
Review of collection comment and loan file state that the foreclosure was initiated in year 2016, Notice of sale found in loan file was filed on xx. Latest comment dated XX/XX/XX18 show the litigation review completed, regarding the litigation no information found.

Foreclosure Comments:Review of collection comment and loan file state that the foreclosure was initiated in year 2016, Notice of sale found in loan file was filed on xx show the litigation review completed, regarding the litigation no information found.
Bankruptcy Comments:The borrower "xx.
According to confirmed plan filed on xx the debtor filed an amended Uniform Modification of confirmed and Motion for valuation of collateral seeking to modify the confirmed xx plan. Objections to the proposed modification must be received by August 29, 2018. An evidentiary hearing to consider the proposed modification is
Scheduled for September 5, 2018.
Prior to the date of this modification the trustee has received xx in payments from debtor.
As per the post modification payments the borrower has to pay xx per month formXX/XX18/ to XX/XX21

Not Applicable	Credit Application Right of Rescission Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures Final Truth in Lending Discl. Origination Appraisal	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure is Yes. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: Total Debt/ legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) ""Final loan application / 1003 is missing from the loan file.""
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "The assignment is missing from lender/ Assignor, Home Loan Corporation to The xx"
* XXX TILA Test Failed (Lvl 2)     "CE TILA Test Failed.
This loan failed the TILA APR test.
 This loan failed the TILA APR test.
The annual percentage rate (APR) is 9.599%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in TX state, however required state disclosure missing from loan file.
1. Commitment Requirement/Anti-Tying.
2. TX Loan Agreement Notice.
3. Collateral Protection Insurance Disclosure.
4. Insurance Solicitation/Post Commitment Requirement."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate".
This loan failed the TILA APR test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at the time of loan origination is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1430364	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,300.63	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$114,379.42	$31,729.42	4.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx
The warranty deed which was recorded on xx shows that, the property was transferred from the previous owner of the property The xx
The writ was further directed and delivered to xx “xx” which commanding the constable to seize and sell the property to satisfy the judgment against the borrower.
The xx deed xx”.
As per the warranty deed recorded on XX/XX/XX13 (xx.
The current ownership of the subject property is withxx.
The chain of assignment has not been completed. The last assignment was done from xx.
However, there is a break in the chain of assignment which was made between xx as nominee for xx,
xx
There are two municipal liens against the subject property in the xx for the total amount of xx which was recorded onxx/xx/xx09 andxx/xx/xx13.
There is a state tax lien against the borrowerxx.
The combined annual taxes for the year 2017 have been paid in the amount of $xx.
No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18 the borrower is delinquent and the next due date was XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX16. As per the tape data of payment history, the UPB reflected is in the amount xx.
The loan has been modified twice since origination. The first loan modification was made on xx. The borrower is making payments as per second loan modification which was made on xx.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date was XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX16. As per the tape data of payment history, the UPB reflected in the amount xx.
The loan has been modified twice since origination. The first loan modification was made on xx
According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender. If the borrower is in default on new payments to the extent that three or more monthly payments become overdue and unpaid on the last day of any month, then the servicer shall forgive one-third of the outstanding portion of the deferred principal balance on each of the first, second and third anniversaries of 5XX/XX15 and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 4% beginning from 8XX/XX15. The new maturity date is 4XX/XX33.
Final application is missing from the loan file. The current occupancy of the subject property (Investment) is considered as per the hardship document located at “7xx”.
No foreclosure activity has been found.
xx. According to the plan, the debtor shall pay variable term payments as xx per month for 1 to 12 month and xx per month for 13 to 60 months for the total base amount of xx. The xx
As per the property assessment report dated 5XX/XX18, the subject property was owner occupied and in average condition with no visible damage or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Commentsxx.	The loan has been modified twice since origination. The first loan modification was made on xx. The borrower is making payments as per second loan modification which was made onxx between the borrower xx
According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender. If the borrower is in default on new payments to the extent that three or more monthly payments become overdue and unpaid on the last day of any month, then the servicer shall forgive one-third of the outstanding portion of the deferred principal balance on each of the first, second and third anniversaries of 5XX/XX15 and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 4% beginning from xx.	Missing Required State Disclosures Origination Appraisal Credit Application Notice of Servicing Transfer Final Truth in Lending Discl. Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate advances balance is xx. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance per payment history screen is moved to escrow advance in the amount of xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: Payment string history is 444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333333   Variance:    Variance %:    Comment: Payment string history is 444444444444   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: 1-4 rider attached with subject mortgage.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.20% Comment: Total Debt / Legal Balance per Payment History xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan has been modified twice since origination. The first loan modification was made on XXX/XX13. xx shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender. If the borrower is in default on new payments to the extent that three or more monthly payments become overdue and unpaid on the last day of any month, then the servicer shall forgive one-third of the outstanding portion of the deferred principal balance on each of the first, second and third anniversaries ofxx and the interest bearing will be xx.
As per the tape data of payment history, the deferred balance reflected is in the amount xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral for this claim is xx. Did not see comments indicating a cram down."
* Water/Sewer Taxes (Lvl 3)     "According to the updated title report dated XX/XX/XX18, there are two municipal liens against the subject property in the favor of xx for the total amount of xx which was recorded on 7XX/XX09 and 4XX/XX13.
The subject property is located in Texas State. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cured by paying off the above unpaid lien along with late fees and accrued interest."	* Missing Required State Disclosures (Lvl 2) "The property is located in state of Texas. The following required State Disclosures are missing in the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials
13.Insurance Solicitation/Post Commitment Requirement"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the chain of assignment has not been completed. The last assignment was done from xx
However, there is a break in the chain of assignment which was made between xx
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4623098	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,444.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.050%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Alternative	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$53,555.30	Not Applicable	12.050%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx xx to xx. There is one junior mortgage against the subject property in favor of xx. The 2017 annual taxes are paid for the amount of $xx. The 2018 annual taxes are due for the amount of $xx due on XX/XX/XX17. No prior delinquent taxes has been found.	According to payment history as of datedXX/XX/XX18, the borrower delinquent more than 26 months and next due for XXX/XX17. The last payment was received onXX/XX/XX18 for the amount of xx which was applied on XXX/XX16. The new UPB is reflected in the payment history for the amount of xx. However, the borrower making payment as per modification agreement rate.	Collections Comments:According to servicing comment as of datedXX/XX/XX18, the loan currently is in bankruptcy and next due for XXX/XX17. The last payment was received onXX/XX/XX18 for the amount of xx which was applied on XXX/XX16. The new UPB is reflected in the payment history for the amount of xx. However, the borrower making payment as per modification agreement rate.
The reason for default is borrower loss the job.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on xx between thexx.
The borrower filed bankruptcy xx with case#xx. As per amended xx.plan, the amount of the claim to be paid through xx plan is xx and arrearage in the amount xx, which would be paid by the trustee in installments for 59 months.
As per the inspection report dated 1XXX/XX17 located at “xx”, the subject property is unknown occupied with good condition. No damage and repairs are found.
As per servicing comment dated as of datedXX/XX/XX18, the subject property was damaged. The comment dated XX/XX/XX17, the FEMA disaster occurred in taxes to hurricane Harvey dated onXX/XX/XX17. The comment dated 1XXX/XX17, the loss amount is xxx52 and loss dateXX/XX/XX17. As per comment at 1XXX/XX17, the MI coverage has been canceled. As per commend dated XXX/XX18, the type of loss is wind or hail damage for the amount of xx. The comment datedXX/XX/XX18, the repair has been completed and 65% repairs pending. The bedroom ceiling and living the room door.  The roof damaged for the amount of xxx and the check was approved for the amount of xx. As per comment datedXX/XX/XX18, the inside home has been repaired and roof damaged was repaired. The nature of the damage is unavailable. No details were found regarding the insurance claim. The latest BPO reports are not available.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to PACER report, thexx.
The POC was filed on xx for the total secured claim amount os xx and total arrearage amount of xx. As per amended xx.plan, the amount of the claim to be paid through xx plan is xx and arrearage in the amount xx, which would be paid by the trustee in installments for 59 months.

The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made onxx between the xx. The borrower promises to make payments the P&I of xx with interest rate 12.050% beginning from 6XX/XX13 till the maturity 4XX/XX33.	Credit Application Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer Origination Appraisal Mortgage Insurance Final Truth in Lending Discl. Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 31 (Days) |----| Comment: The loan was modified since origination on xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333332222222   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 222222333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.52% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is available in the loan file; however, it is not signed by borrower."
* Property Damage (Lvl 3) "The servicing comment dated XX/XX/XX17, shows that the FEMA disaster had occurred in taxes due to hurricane harvey which started on xx and ended on xx. The comment dated 1XXX/XX17, shows the loss amount is xxs per comment dated 1XXX/XX17, the MI coverage was been canceled. As per commend dated XXX/XX18, the type of loss is wind or hail damage for the amount of xx. The comment datedXX/XX/XX18, shows that the 65% of the repairs are pending. The bedroom ceiling and living the room door. Comment dated XX/XX/XX18 shows that the roof damage has been 100% repaired. The amount of xxx0 was requested for disburstment also, the check was approved for the amount of xx. Collection comment dated XX/XX/XX18 shows xxx0 which were to be disbursed was approved. As per comment datedXX/XX/XX18, the inside home has been fully repaired."	* Application Missing (Lvl 2) "The final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas State. The following required state disclosures are missing from the loan file.

1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement"
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has been not completed. Currently, the assignment is from xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test : loan data 6.000% Comaprison data 5.000% Variance +1.000%
This loan failed the prepayment term test : loan data 36 Months, Comaprison data 0 Months, Variance 36 Months."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test
The annual percentage rate (APR) is 12.554%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test : loan data 0.000%, Comparison data 12.554%, Variance-12.554%."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx% which is greater than xx%, hence MI certificate is required; however, it is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$9,392.58	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29510912	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$833.91	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Alternative	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.575%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$136,360.74	Not Applicable	11.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
Chain of assignment is completed as the subject mortgage is with lender “xx.
No active judgment or lien found pending against the borrower.
The annual taxes for 2017 have been paid in the amount of $xx. No delinquent taxes have been found for the prior year. The taxes for year 2018 are due in the cumulative amount of $xx	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 2 months. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of XX/XX/XX18.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification dated xx.	Collections Comments:The Collection comments dated XX/XX/XX18 reveal that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 2 months. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date ofxx.
The current unpaid principal balance is in the amount of xx.
Borrower is paying as per modification datedxx.
Foreclosure is not active on the loan.
The borrower had filed Bankruptcy under the chapter xx.
The lender had filed POC dated xx.
According to the Schedule D of voluntary petition dated xx, the amount of claim without deducting the value of collateral is xx and the value of the collateral that supports the claim is xx. Therefore, the unsecured claim is in the amount of xx.
As per xx plan datedxx.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed Bankruptcy under the xx Case xx.
The lender had filed POC dated xx.
According to the Schedule D of voluntary petition datedxx, the amount of claim without deducting the value of collateral is xx and the value of the collateral that supports the claim is xx. Therefore, the unsecured claim is in the amount of xx.
As per xx plan xx, the debtor shall pay to the Trustee the sum of xxx0 bi weekly for a period of 60 months.	The loan modification agreement was made between “xx. The principle forgiven is in the amount of xxx00 and the Interest bearing amount is xx. Borrower promises to pay P&I of xx monthly with a modified interest rate of 11.00%.	Affiliated Business Disclosure	Field: Borrower #2 Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower Lase name is xx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 212334343333   Tape Value: 2333333333333222222212   Variance:    Variance %:    Comment: Payment History String is 212334343333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333343433212   Tape Value: 2122222323333333333332   Variance:    Variance %:    Comment: Payment History String Reversed is 333343433212.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property City isxx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.04%   Comment: As per payment history Total debt is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history UPB is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "xx."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 till XX/XX/XX18. However, we require latest 24 months comment history. Comments are missing from XX/XX/XX16 till XX/XX/XX17. (for 8 months)"
* Loan has been determined to have an unsecured debt (Lvl 3) "According to the Schedule D of voluntary petition dated xx, the amount of claim without deducting the value of collateral is xx and the value of the collateral that supports the claim is xx. Therefore, the unsecured claim is in the amount of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "XXX Risk Indicator is Elevated due to GSE failed for Prepayment Penalty Term Test.
The loan charges a prepayment penalty with a term exceeding 3 years."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90904665	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$539.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.050%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$56,861.92	Not Applicable	Unavailable	xx	XX/XX/XX09	Financial Hardship	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated onxx
The chain of the assignment has not been completed. As the assignment is required from xx
There are three civil judgments total in the amount of $xx in favor of xx which were recorded onxx and xx/xx/xx15.
The annual installments of combined taxes have been paid in the amount of $xx.  And the annual installments of combined taxes are due in the amount of $xx for the due datexx/xx/xx19.
The review of the payment history shows that, the borrower is currently delinquent for 2 months and the next due date is forXX/XX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx which was applied for XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 7.698%. As the loan is ARM borrower is making the payments based on adjustment to the interest rate on the debtors variable rate account.

Collections Comments:The review of comment history shows that, the loan is in active bankruptcy. The borrower had filed the bankruptcy under chapter xx shall be paid in such a manner as may be authorized by the trustee. The xx, the debtor shall pay to the trustee in the amount of xx for 60 months.
The borrower is currently delinquent for 2 months and the next due date is forXX/XX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx which was applied for XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 7.698%. As the loan is ARM borrower is making the payments based on adjustment to the interest rate on the debtors variable rate account.
The loan was modified on xx. As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the changeable interest rate with the modified P&I of xx.The first payment had begun from xx.

The property has been occupied by unknown party and appears is in average condition. No visible damages found.
The appraisal report at origination is missing from the loan file but the tape reflects the subject property is Manufactured Home. VIN# is not provided on the legal of mortgage document. On final title policy, there is check box marked for ALTA-7 endorsement; however, there is no addendum for the same attached with policy. The latest BPO report dated 6XX/XX18 located at “xx” shows the property type is manufactured home. The subject property images not provided with the BPO report. Tax report shows property type as double wide home and property assessed as separately for land and improvement.
There is one affixation document provided with updated title report; however, the APN mentioned on affixation document is xx not matching with subject property APN as the latest state tax shows that new APN of subject property is xx.  As the APN changes time to time, it seems that the property is affixed to the foundation and the affixation document has xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the Case #xx.

The borrower had filed the bankruptcy under xx with the Case # xx, under xx, the debtor shall pay to the trustee in the amount of xx for 60 months.
The borrower had filed the bankruptcy under xx with the Case # xx for 60 months.

The modification agreement was done onXX/XX/XX09, between the xx.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the changeable interest rate with the modified P&I of xx.The first payment had begun from xx.

Loan Program Info Disclosure
Affiliated Business Disclosure
Missing Required State Disclosures
HUD-1 Closing Statement
Credit Application
Right of Rescission
Final Truth in Lending Discl.
Origination Appraisal	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: The property is occupied by the unknown party. However the tape shows that it is owner occupied. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx  Tape Value: xx Variance: 64 (Days)   Variance %:    Comment: The doc date of last modification is xx.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX09   Variance: 2192 (Days)   Variance %:    Comment: The first rate change date isXX/XX/XX03. However the tape shows that it isXX/XX/XX09.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213222334444   Tape Value: 2211113323333232222222   Variance:    Variance %:    Comment: The payment history string is 4444323222312. However the tape shows that it is 222222222223333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444433222312   Tape Value: 2222222323333233111122   Variance:    Variance %:    Comment: The payment history string reversal is 4444323222312. However the tape shows that it is 222222222223333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The purpose of refinance is change in rate/term. However the tape shows that it is Cash Out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The total debt is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is missing from the loan file. Also the estimated Hud-1 and itemization are not available in the loan file."	* Missing Required Disclosures (Lvl 2) "List of Service Provider Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of the assignment has not been completed. As the assignment is required from The xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in North Carolina State. The following required state disclosures are missing from the loan file.
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Property is Manufactured Housing (Lvl 2)     "The appraisal report at origination is missing from the loan file but the tape reflects the subject property is xx. VIN# is not provided on the legal of mortgage document. On final title policy, there is check box marked for ALTA-7 endorsement; however, there is no addendum for the same attached with policy. The latest BPO report dated 6xx."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25876403	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$869.05	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.699%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$97,865.93	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
No active liens and judgment has been found on updated title report. 2017 year annual combined tax was paid on XX/XX/XX17 in the amount of $xx	Review of the payment history provided fromXX/XX/XX03 toXX/XX/XX18 reveals that borrower status is performing. The last payment was received in the amount of xx on 7XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is xx. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comment fromXX/XX/XX04 toXX/XX/XX18 states that the borrower status is performing. The last payment was received in the amount of xx on 7XX/XX18 which was applied for the due date of xx. The next due date is 7XX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx. Reason for Modification is Financial Hardship.
Review of the collection comment fromXX/XX/XX04 toXX/XX/XX18 states that the foreclosure was initiated and referred to attorney on xx. Foreclosure file was placed on hold due to xx  but it was postponed due to active bankruptcy. Comment datedXX/XX/XX18 restart for foreclosure is need due to file service releasing fromxx. Still no attorney recommendation for foreclosure however there is no more information regarding foreclosure.
Servicing comment dated XX/XX/XX18 states that borrower is deceased. No death of death is being verified. No death certificate or probate has been found in loan file. Updated title report as of XX/XX/XX18 still shows current owner as xx.
xx has filed bankruptcy under xx case #xxshows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. xx Plan which was filedxx which states that the debtor will pay xx per month to trustee for 36 months. Trustee will pay to arrearage to the subject creditor xxx0which is projected monthly arrearage payment which is in the total amount of xx. Order Confirming xx Plan was filed on XX/XX/XX17 which states that the amended xx plan is confirmed. Last Filing was Notice of Transfer of Claim which was filed onxx Currently debtor is in active bankruptcy.
As per latest BPO dated 1XXX/XX17 subject property is occupied by the owner and in average condition however no need to repair.
Foreclosure Comments:Review of the collection comment fromXX/XX/XX04 toXX/XX/XX18 states that the foreclosure was initiated and referred to attorney on 4xx  but it was postponed due to active bankruptcy. Comment datedXX/XX/XX18 restart for foreclosure is need due to file service releasing from xx. Still no attorney recommendation for foreclosure however there is no more information regarding foreclosure.
Bankruptcy Comments:xx therefore the unsecured portion is xx. xx Plan which was filed 7XX/XX17 which was objected onXX/XX/XX17. Amended xx Plan was filed onxx. Order Confirming xx Plan was filed on xx. Currently debtor is in active bankruptcy	Loan modification agreement was made between xx and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on XXX/XX10. The new principal balance is xx. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Right of Rescission Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 6 (Days) |----| Comment: Doc Date of Last Modification is xx however tape data shows xx. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization after MOD is step, tape shows fixed   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: Original balance is xx, tape shows 97865.00   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 333333333333333333333333333&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 333333333333333333333333333   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total debt/ Legal balance per pay history is xx however, tape shows xx Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "Servicing comment dated XX/XX/XX18 states that borrower is deceased. No death of death is being verified. No death certificate or probate has been found in loan file. Updated title report as of XX/XX/XX18 still shows current owner as xx."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated 7XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is available in the loan file but it is not hand dated by borrowers."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow accounting disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95480001	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,465.85	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.208%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$189,817.19	Not Applicable	4.250%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report datedXX/XX/XX18 shows that the mortgage which was dated 0xx
There are active judgments and liens as follows:
1. Junior Mortgage in the amount of $xx in the favor of xx.
2. UCC Financing Statement in the amount of $0.00 in the favor ofxx.
3. Four State Tax Liens in the total amount of $xx in the favor of xx.
4.Four Civil Judgments against xx  in the amount of $xx, $xx, $xx & $xx in the favor of xx which were recorded on XX/XX/XX10,XX/XX/XX11, XX/XX/XX11 & XX/XX/XX17 respectively.
5. Civl Judgment aginst xx  in the amount of  $xx in the favor of xx  which was recorded on XX/XX/XX11.
6. Civil Judgment against xx in the amount of $xx in the favor of xx which was recorded on XX/XX/XX16.
7.  Child support lien against xx Jr in the amount of $xx in the favor of xx which was recorded on XX/XX/XX05.
8. Child support lien againstxx  Jr in the amount of $xx in the favor of xx which was recorded on XX/XX/XX99.
9. Child support lien against  xx  in the amount of $xx in the favor of xx  which was recorded onxx/xx/xx13.
10. Child support lien againstxx in the amount of $xx in the favor of xx  which was recorded on xx/xx/xx15.
11. Child support lien against xx  in the amount of $xx in the favor of xx which was recorded on xx/xx/xx03.
12. Credit Card Judgment in the amount of $xx in the favor of xx which was recorded on XX/XX/XX13.
13. Credit Card Judgment in the amount of $xx in the favor of xx which was recorded on XX/XX/XX13.
14. Civil Judgment against xx in the amount of $xx  in the favor of xx  which was recorded on  XX/XX/XX08.
15. Two Civil Judgments against xx in the amounts of $xx & $xx in the favor of xx wich were recorded on XX/XX/XX07 & XX/XX/XX10 respectively.
The taxes for the year 2019 first and second half are due in the total amount $xx. The taxes for the year 2018 third half are past due in the amount of $xx and the taxes for the year 2018 fourth half are due in the amount of $xx	Review of the payment history states that the borrower has been delinquent for more than 23 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the amount of xx.	Collections Comments:The loan is delinquent for more than 23 months.
Borrowers filed xx bankruptcy on xx. Foreclosure was initiated in the loan and was put on hold due to bankruptcy.
The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the amount of xx.
The updated title report states that there are mulitple state tax liens and civil judgments, and the taxes are due for the year 2018-2019.
The reason for default is the illness of the family member.
The occupancy is occupied by the owner, the borrower intents to retain the property and no damages were found as per the comments.
Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy. The Notice of Lis Pendens was filed on xx.

Bankruptcy Comments:Borrowers filed xx bankruptcy on xx.	Loan modification agreement made between the borrower and the lender on XX/XX/XX16. The new UPB is xx and the new matuiry date is XX/XX/XX56. The new interest rate is 4.25% and the new P&I is xx.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value: XXX/XX16 |---| 36 (Days) |----| Comment: As per the modification agreement. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No MI required.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.05%   Comment: As per the note.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the note.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.19% Comment: As per the payment history.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Service Transfer Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Compliance fails for Prohibited Fees Test as Loan data is xx, Comparison data is xxx and Variance is +xx."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance fails for Prohibited Fees Test as Loan data is xx, Comparison data is xxx and Variance is +xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25283621	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,158.51	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.104%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated on xx..
The chain of assignment is complete as the subject mortgage is currently with xx.
There is one junior mortgage open found in the amount of $xx favor of xx. which was recorded onXX/XX/XX03.
No active judgment or liens are found pending.
As per updated title report annual combined taxes for the year of 2015, 2016, 2017 was paid in the total amount of $xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 30 days. The last payment was received on 6XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The current UPB is not reflected in payment history. Hence, UPB is taken as xx.	Collections Comments:Borrower has filed bankruptcy under xx, case # 1xx. As per xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC was filed on xx
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. The new foreclosure xx. No further details are available.
As per the review of payment history, the borrower is delinquent more than 30 days. The last payment was received on 6XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The current UPB is not reflected in payment history. Hence, UPB is taken as xx.
The subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx.  Prior foreclosure sale schedule for xx. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # 1xx	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate advances: Recoverable per payment history is xx Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current occupancy is occupied by unknown party.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011000000   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string is 0000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000110000   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed 0000000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Propery address streetXXXX.   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Property postal code XXXX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.27% Comment: Total debt / legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in GA state.
Following required state disclosure missing from loan file.:-
																																																																																								1. Disclosure of Additional Fees."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16875937	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,360.99	9XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	17.229%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$207,941.39	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated xx/xx/xx18 shows that the subject mortgage was originated xx
Subject mortgage was originated in the principal amount of $xx on XX/XX/XX03 and recorded on XX/XX/XX03 as Instrument#xx. The updated title report dated XX/XX/XX18 has “Trustee’s Deed upon Sale” (xx” instrument (xx) was made and recorded on xx (xx) which shows the recording of Trustee’s deed is erroneously xx

There is a comment that a mortgage satisfaction has been found for the subject loan and a review of that document is required.  All other defects are rescissions of the prior Foreclosure Pendency Actions taken by lenders.

There is  a junior mortgage originated xx
No active judgments or liens found.
2017-2018 County installment taxes have been paid in the amount of $xx on XX/XX/XX17.
No prior year delinquent taxes have been found.	Per payment history as of XX/XX/XX18, the borrower is delinquent for 14 months. The last payment was received on 6XX/XX18 as an irregular payment out of suspense in the ampunt of xx and brought the account due for the XX/XX/XX17 payment. The Principal & interest amount is xx and PITI is in the amount of xx. The Unpaid principal balance reflected on payment history is in the amount of xx. Account is being paid per Bankruptcy.	Collections Comments:The loan is in active Bankruptcy. The payment history as of XX/XX/XX18 shows borrower is currently delinquent for 15 months. The last payment was received on 6XX/XX18 and applied for date due of XX/XX/XX17. Loan is next due forXX/XX/XX17.
 The P&I payment  is  xx and the PITI is in the amount of xx. The UPB is reflected as  xx.
According to the modification, the loan was modified on xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.625 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification isxx.
The reason for default is  Unemployment / Decreased Inc. The subject property is occupied by Owner.
The foreclosure was initiated and the file was referred to an attorney on xx. A  judgment of Foreclosure was entered in error on xx, as the  borrower was in active BK.  per updated title a rescission of the Notice of pendecy was filed and recorded.
The borrower filed bankruptcy xx with case#xx.
 POC datedxx.
Debtor pays trustee a monthly payment of xx.
No damages or repair have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx
Bankruptcy Comments:According to PACER, the borrower filed  bankruptcy under xx with case#xx.
Debtor is to pay to the trustee xx monthly for 60 months.
The trustee is to cure the arrearage amopunt of xx.
Per updated title, an erroneously filed Notice of Pendency was rescinded  as borrower was in active Bankruptcy at the time.  A review of the pay history shows that borrowers are making post petition payments in addition to trustee payments, indicating intent to bring account current.
According to the modificationdated xx. The new maturity date is XX/XX/XX54.	Right of Rescission Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Foreclosure was initiated. however, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Dose Lender G/L Require MI is Not Applicable. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.25%   Comment: Original Balance is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String is 444444444444. However, the tape data reflects 33333333333333333333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 44444444444. However, the tape data reflect 33333333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address xxNe. however, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.05% Comment: Total Debt/ Legal Balance per Payment History is xx. however, the tape data reflects xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Subject mortgage was originated in the principal amount of xx on xx and recorded on xx as Instrumentxx. The updated title report dated XX/XX/XX18 has “Trustee’s Deed upon Sale” (xxattached with it recorded onXX/XX/XX10 which states the subject property is sold to xx"	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.

This loan failed the TILA foreclosure rescission finance charge test."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is Missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at OR State. The following state disclosures are missing from the loan files.
·Oregon Forced Placed Insurance Notice
·Notice where Escrow Account is NOT Required
·Escrow Notice for Loans Sold to Out-of- State Purchases within one year
·Anti-Coercion Notice
·Insurance Premium Notice
·Insurance Sales Notice
·Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Result: FAIL; Loan Data: xx; Comparison Data: xx; Variance: -xx.

TILA Foreclosure Rescission Finance Charge Test: Result: FAIL; Laon Data: xx; Comparison Data: xx; Variance: -xx.

This loan failed the TILA finance charge test.The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	997616	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,070.19	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.678%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$323,529.87	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
The chain of assignment has been completed. The lasted assignment is from xx.
There is Civil judgment in the favor of  xx, in the amount of $ xx which was recorded on XX/XX/XX08.
There is Civil judgment in the favor of xx in the amount of $ xx which was recorded on  54,065.55.
There is Civil judgment in the favor of  xxin the amount of $xx which was recorded on XX/XX/XX16.
There is Civil Judgment In The Favor of  xx., in the amount of $xx which was recorded on XX/XX/XX11.
There Is Civil Judgment In The Favor ofxx,  in the amount of $xx which was recorded on XX/XX/XX10.
There is Civil Judgment In The Favor Of xx , in the amount of $xx which was recorded on XX/XX/XX11.
2017-2018 County jurisdiction 1st  installment taxes have been paid in the amount of $xx on XX/XX/XX17.
2017-2018 County jurisdiction 2nd   installment taxes have been paid in the amount of $xx on XX/XX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 months. The last payment was received onXX/XX/XX18 the payment applied date was 5XX/XX18 and the next due date for payment is 6XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 months. The last payment was received onXX/XX/XX18 the payment applied date was 5XX/XX18 and the next due date for payment is XX/XX18. The P&I is in the amount of xx and PITI is in the amount of 1,650.40. The UPB reflected as per the payment history is in the amount of xx.
Step loan modification was made on xx. The new modified principal balance as per modification is in the amount of xx. The borrower promises to pay the loan in steps beginning from 05XX/XX11 for 60 months in the amount of xx with a modified interest rate of 2.00%, from XX/XX/XX16 for 12 months in the amount of xx with interest rate of 3.00%, from XX/XX/XX17 for 12 months in the amount of xx with interest rate of  4.00%. from XX/XX/XX18 for 280 months in the amount of xx. with an interest rate of 4.875%.The Maturity date is xx.
As per the comment dated 6XX/XX17, the reason for default is abandoned.
The foreclosure was initiated and the file was referred to an attorney on xx.
As per Collection comments sale, was scheduled for xx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under xx with case# 1xx.
According to the PACER, the borrower had filed for bankruptcy under xx with the case#xx.
As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.
As per the comment datedXX/XX/XX18, the subject property has been occupied by the owner.
Recent servicing comments do not reflect any damage pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx.
As per Collection comments sale, has been scheduled on xx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under xx with case# xx
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case#xx. The plan was confirmed on xx. POC was filed on xx  for the secured claim amount of xx and the arrearage amount is xxx004.41.
As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.	This step loan modification was made on xx for 60 months in the amount of xx with a modified interest rate of 2.00%, from XX/XX/XX16 for 12 months in the amount of xx with interest rate of 3.00%, from XX/XX/XX17 for 12 months in the amount of xx with interest rate of 4.00%. from XX/XX/XX18 for 280 months in the amount of xx. with an interest rate of 4.875%.The Maturity date isxx.	Notice of Servicing Transfer Right of Rescission Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Post-Sale Redemption Expired |---| |----| Comment: Current Foreclosure Status is Awaiting Sale . However, the tape data reflects Post-Sale Redemption Expired.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Dose Lender G/L Require MI is Not Applicable. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX11   Tape Value: 5XX/XX16   Variance: 1827 (Days)   Variance %:    Comment: Mod Step 1 Date 5XX/XX11. However, the tape data reflects 5XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Mod Step 1 Rate is 2.00%. however, the tape data reflects 3.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 5XX/XX16   Tape Value: 5XX/XX17   Variance: 365 (Days)   Variance %:    Comment: Mod Step 2 Date is 5XX/XX16. However, the tape data reflects 5XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Mod Step 2 Rate is 3.00%. however, the tape data reflects 4.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 5XX/XX17   Tape Value: 5XX/XX18   Variance: 365 (Days)   Variance %:    Comment: Mod Step 3 Date 5XX/XX17. However, the tape data reflects 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.9%   Variance:    Variance %: -0.88%   Comment: Mod Step 3 Rate is 4.00%. However, the tape data reflects 4.875%.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxXX   Variance %: -0.09%   Comment: Original Balance is xxX,XXXX.00. However, the tape data reflects xxX,XXXX.00.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value: xxx   Variance: 9 (Days)   Variance %:    Comment: Original xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 004444321044   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String is 00444321044. However, the tape data reflects 33333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440123444400   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 440123444400. However, the tape data reflect 33333333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx  Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property City is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per application is Cash Out- Other. however, the tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 is Cash Out. however, the tape data reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: Total Debt/ Legal Balance per Payment History is xx. however, the tape data reflects xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount 320,000.00. The value of collateral that supports this claim is xx. There is no comment found regarding a cram down."	* Missing Required Disclosures (Lvl 2) "List of Services Providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at CA State. The following state disclosures are missing from the loan file.
·Impound Account Disclosure
·Cosigner Notice
·Private Mortgage Insurance Disclosure
·Earthquake Disclosure for condominiums
·Hazard Insurance Disclosure
·Insurer RecommendationDisclosure
·CA Fair Lending Notice
·Anti-Tying Disclosure
·Privacy Notice
·Notice of Right to Copy of Appraisal
·Application for Credit-Married Persons
·Fair Debt Collection Notice
·Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "subject property located at CA. As per Final HUD-1, settlement date isXX/XX/XX05 which is different from note date xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	349131	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,739.31	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	67.203%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
The chain of the assignment is complete. The latest assignment was from xx, which was recorded onXX/XX/XX18.
There is one junior mortgage was originated on xx.
There is one civil judgment was found against the borrower xx which was recorded on XX/XX/XX18, in the favor of xx, the amount is unavailable .  The 2017 year's county annual taxes has been paid in the amount of $xx, for the due date XX/XX/XX17.
No prior year delinquent taxes are found.
As per the review of payment history of XX/XX/XX18, the borrower is delinquent for 27 months and next due date xx. The last payment was received on XX/XX/XX17 in the amount of xx(PITI).The current P&I is in the amount of xx with the interest rate of 6.375%.The UPB is not reflected in the payment history is taken as per tape data in the amount of xx. The borrower is making payment as per “Note document”. The loan has not been modified since origination.	Collections Comments:The current status of the loan is in active bankruptcy and due for xx. As per the review of payment history of XX/XX/XX18, the borrower is delinquent for 27 months and next due date XXX/XX16. The last payment was received on XX/XX/XX17 in the amount of xx(PITI). The current P&I is in the amount of xx with the interest rate of 6.375%.
The UPB is not reflected in the payment history is taken as per tape data in the amount of xx. The borrower is making payment as per “Note document”. The loan has not been modified since origination.
The review of financial hardship document states that reason for default is unemployed. But as per the review of servicing comments, the borrower wants to keep the property and is willing to pay the loan.
The foreclosure was initiated and the file was referred to an attorney on xx.  The borrower has a complaint filed onxx.
As per the servicing comments prior sale date xx.
The sale of publication has been done on xx. The loan has not modified since the origination.
The foreclosure was put on hold due to borrower had filed bankruptcy under Chapter xx.
As per the Property Inspection Report on XX/XX/XX18, the property is occupied by the unknown party and is in average condition, no comments regarding the repair or damage have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx.
As per the servicing comments prior sale date xx also they stated maximum bid amount xx.
The sale of publication has been done on xx.
The foreclosure was put on hold due to borrower had filed bankruptcy under xx with case # xx.The current bankruptcy status is Petition filed.

Bankruptcy Comments:The borrower xx. The debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. The POC was filed on xx with the total amount xx and amount of arrearage is xx.
The borrower had filed prior bankruptcy under xx with case # xx.	Not Applicable	Missing Required State Disclosures Notice of Servicing Transfer Modification Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Post-Sale Redemption Expired |---| |----| Comment: The foreclosure was initiated.The current staus of foreclosure was Sale Publication. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is not FHA type, therefore, MI is not reflected in HUD-1 as well as in the Final Application. Hence the value of MI is available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history string as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx  Variance:    Variance %:    Comment: As per Note document property Address street xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.32% Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The loan was modified onxxThe Mod was not signed by the borrower."	* DTI > 60% (Lvl 2) "As per Final Application, the borrower monthly income is xx and a monthly expense is given in the amount of xx. Hence the DTI ratio became xx, which was greater than 60%."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 the settlement date is XX/XX/XX03 which is not aligned with the original note dated XX/XX/XX03."
* Missing Required State Disclosures (Lvl 2)     "1.The Subject property is located in Utah state. The below Required State disclosures are missing in the given loan file. Fee Disclosure
2.Loan Application Notice is located at “xx” in the loan file
3.Servicer Disclosure
4.Notice of Change of Terms For Open-End Consumer Credit Contract
5.Disclosure of Debtor’s Waiver of Class Action"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing Transfer document is missing in the given loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Acct disclosure document is missing in the given loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53111391	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$943.30	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	50.313%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$80,095.26	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	The updated title report dated XX/XX/XX18 states that the subject mortgage was originated on xx The chain of assignment has been completed. Currently, the mortgage assignment is with xx. There is a junior mortgage against the subject property in the favor of xx and it was originated on xx in the amount of $xx No active judgments or liens have been found. The 2017 combined annual taxes have been paid in the amount of xx The legal description mentioned on vesting deed dated xx with BK#xx; however, the mortgage recorded onxx, so the borrower has taken the mortgage only on Lot xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to till date. The delinquency has been done for 19 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX16. The current P&I is xx and rate of interest is 5.875%. Provided payment history does not reflects current UPB.
The current unpaid principal balance as per seller tape data is in the amount of xx.The last payment was made by borrower as per the Note.
In bankruptcy, Motion to Modify Loan was filed on xx, which states the new UPB is xx with interest rate 4.00% and P&I will be xx. The modification first payment due date is 1XXX/XX17 and maturity will be xx. The order was granted on this motion on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to till date. The delinquency has been done for 19 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX16. The current P&I is xx and rate of interest is 5.875%. Provided payment history does not reflects current UPB.
The current unpaid principal balance as per seller tape data is in the amount of xx.The last payment was made by borrower as per the Note.
As per PACER, xx. Schedule D in voluntary petition datedxx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. xx plan was field on xx.
Motion to Modify Loan was filed on xx with interest rate 4.00% and P&I will  be xx. The modification first payment due date is xx. The order was granted on this motion onXX/XX/XX18.
There is no foreclosure activity found in the loan.
Collection comment XXX/XX18 states that, the dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. No further details have been found.
According latest exterior BPO report dated 7XX/XX18, the subject property was occupied by owner and the property was in average condition. The estimated repairs have been noted for exterior paint in the amount of xx and for siding/Trim in the amount of xx. The total cost of estimated repairs have been noted is xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER, xx. Schedule D in voluntary petition datedxx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. xx plan was field on xx
Motion to Modify Loan was filed on xx, which states the new UPB is xx with interest rate 4.00% and P&I will be xx. The modification first payment due date is xx and maturity will be xx. The order was granted on this motion on xx.	The loan modification agreement was made in the bankruptcy, between xx. The first modified payment due date wasxx and the maturity date will be xx.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Loan was modified in Bankruptcy. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1xx   Tape Value: xx   Variance: -8006 (Days)   Variance %:    Comment: As per MOD maturity dated is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: As per payment history review, the total debts are xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Georgia State. The following required state disclosures are missing from the loan file.
1.Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan files."
* Property Damge (Lvl 2)     "Collection comment dated XXX/XX18 states that, the dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. No further details have been found.
According latest exterior BPO report dated 7XX/XX18, the property had damages. The estimated repairs have been noted for exterior paint in the amount of xx and for siding/Trim in the amount of xx. The total cost of estimated repairs have been noted is xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,500.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93190202	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$791.97	$3,025.68	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	22.991%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$206,303.62	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
Chain of assignment has been completed. Currently, the mortgage is with xx which was recorded onXX/XX/XX18.
There is a civil judgment in the amount of $xx which was recorded onxx/xx/xx09 in the favor ofxx.
2014 water and sewer taxes (#xx) were sold for the amount of $xx. These taxes were redeemed onXX/XX/XX16.
2018 4th installment taxes have been due in the amount of $xx
2018 1st and 2nd installment taxes have been paid in the amount of $xx. 2018 3rd installment taxes have been past due in the amount of xx

As per the review of the payment history ofXX/XX/XX18, the borrower has been delinquent for 9 months and next payment is due for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount xx(PITI) which was applied for 9XX/XX17.The monthly P&I is in the amount of xx with the interest rate of 4.00%. The UPB is not reflected in payment history is taken as per tape data in the amount of xx. The borrower has been making his payments as per the 2013 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX17. As per the review of the PACER report, the borrower had filed bankruptcy under xx with xx.
The foreclosure was initiated and the file was referred to an attorney onxx. Further details regarding the foreclosure proceedings have not been found. The borrower filed bankruptcy onxx and foreclosure was placed on hold.
The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2013 mod terms.  As per the inspection report dated XXX/XX18, the property is occupied by an unknown party. No damages and repairs have been found.
As per the servicing comments the subject property is in average condition, no comments regarding the repair or damage has been found.  No BPO  report is available .

Foreclosure Comments:The process of foreclosure was initiated and the file was referred to an attorney on xx.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under xx with case#xx. The motion of relief from stay was filed onxx.
As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
This modification agreement was signed between thexx on 6XX/XX13. The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 4.000%, beginning from xx.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: As per payment history, the corporate advances is xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Tenant   Variance:    Variance %:    Comment: As per the inspection report dated XXX/XX18, the property is occupied by an unknown party.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the collection comments, the fcl was initiated. Tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: As per payment history, the escrow balance is xx.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxXX   Variance %: -0.15%   Comment: As per payment history, the original balance is xxX,XXXX.00.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321044   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history, the string is 444444321044.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440123444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history, the string is 440123444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.Did not see comment reflecting cram down."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* The property had a tax sale - property or cert was sold to 3rd party (Lvl 2)     "As per the updated title datedXX/XX/XX18,the 2014 water and sewer taxes# xx were sold onXX/XX/XX15 at a public sale for the amount of xx. However, these taxes were redeemed onXX/XX/XX16."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the review of the updated title report, 2018 3rd installment taxes have been past due , the due date was XX/XX/XX18  in the amount of xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of New Jersey. The following state disclosures are missing from the loan file.
1)NJ Application Disclosure
2)Delivery Fee Authorization
3)NJ Attorney Disclosure
4)Unacceptability of Insurance Notice
5)Attorney Disclosure II
6)Tax Bill Information
7)Private Well Testing
8)Lock-In Agreement
9)Commitment Disclosures
																																																																																								10)Choice of Insurer Disclosure and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."										Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59343025	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$600.74	$3,121.69	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.213%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$198,952.43	Not Applicable	5.875%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report datedxx/xx/xx18 shows that the subject mortgage was originated on xx
The chain of the assignment is completed.
A senior water sewer lien has been found against the borrower in the total amount of $xx in favor xx, which was recorded on XX/XX/XX18.
The 2017 annual taxes are paid in the amount of $xx.
The delinquent taxes are not found.

Review of the payment history provided from XX/XX/XX08 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 5.875% which was applied for the due date of XXX/XX18. The next due date is XXX/XX18. Current interest rate as per payment history is 5.875%. Borrower is currently making the payment according to the modification terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 5 month behind his scheduled payments.
Collections Comments:xx.
Txx with the secured claim amount of xxx and the arrearage of xx.
Amended xx plan was filed on xx.
According to the xx plan debtor (borrower) will pay to the xx 60 months.
Voluntary petition was filed on xx does not shows any unsecured portion.
As per the servicing comment the foreclosure process was initiated in the loan.
Foreclosure case xx.
It was referred to the attorney on datexx.
Comment dated onXX/XXx18 states that the foreclosure sale xx
The judgment was entered on date xx
Currently foreclosure process was put on hold due to bankruptcy efforts.
No further information is available to understand the current status of foreclosure process
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment and the BPO report dated on XXX/XX18 locator ("xx") shows that the subject property is occupied by the unknown party and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:As per the servicing comment states that the foreclosure process was initiated in the loan.
Foreclosure case number#xx present in the updated title report.
It was referred to the attorney on date xx.
Comment dated onXX/XXx18 states that the foreclosure sale date was xx.
The judgment was entered on datexx
Currently foreclosure process was put on hold due to  bankruptcy  efforts .
No further information is available to understand the current status of foreclosure process
Bankruptcy Comments:xx .
The POC was filed on xx.
Amended xx plan was filed on xx
According to the xx plan debtor (borrower) will pay to the xx  for 60 months.
Voluntary petition was filed onxxdoes not shows any unsecured portion.
Latest status of FC was on hold due to active bankruptcy.
According to the modification, the loan was modified on xx The maturity date as per modification is xx. This loan was modified once.	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 31 (Days)   Variance %:    Comment: Txx   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 69.9% and the Lender did not require MI according to the Appraisal.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.05%   Comment: As per note the loan amount is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 43210444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444401234.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as cashout-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is cashout.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.26% Comment: As per total Debt / Legal Balance per Payment History xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The subject mortgage is at Second lien position as updated title report dated 8XX/XX18 shows Water/Sewer lien against the subject property in the amount of xx held by xx recorded onXX/XX/XX18. The subject property is located in PA (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying off the above unpaid lien."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at Second lien position as updated title report dated 8XX/XX18 shows Water/Sewer lien against the subject property in the amount of xx held by xx Township recorded onXX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Finance Charge Test::  Charged xx  Allowed xx Over By -xx.
Compliance Ease Risk Indicator is moderate as the loan is failing for TILA foreclosure rescission finance charge test."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "Updated title report dated on 8XX/XX18 states that there is delinquent taxes is found for the year 2018 in the amount of xx which was recorded onXX/XX/XX18"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43532277	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$1,948.86	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.064%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report dated XX/XX/XX18 shows that the subject mortgage was originated onxx
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
There is a junior mortgage open against the subject property in the favor of xx which was recorded onXX/XX/XX07.
No active judgments or liens have been found.
2017/18 xx taxes have been paid in the total amount of $xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to till date. The delinquency has been done for 20 months. The last payment was received on XX/XX/XX17 in the amount of xx. The current P&I is xx and rate of interest is 5.8750%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in active bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to till date. The delinquency has been done for 20 months. The last payment was received on XX/XX/XX17 in the amount of xx. The current P&I is xx and rate of interest is 5.8750%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
xx. Amended plan was filed on xx which states that subject mortgage arrearage was included in plan and regular payment will be pay outside. This amended plan was confirmed onxx.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed onxx
According to collection comment, no damages or repairs have been found.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed onXX/XX/XX16. Foreclosure sale was scheduled for xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #1xx.

Bankruptcy Comments:xx.	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string is 444444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed 444444444444444.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.26% Comment: Total Debt / legal balance per payment history xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to collection comments, the xx.
Will deed datedXX/XX/XX10 is available located at 'xx'. As per affidavit recorded on 6XX/XX11 located at xx which shows that estate was transferred toxx. However, no death certificate have been found in the loan file."
* Comment history is incomplete (Lvl 3) "Collection comments are available from XXX/XX14 toXX/XX/XX18 which are incomplete as we required for recent 24 months. Collection comments are missing fromXX/XX/XX18 toXX/XX/XX18."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per updated title report dated XX/XX/XX18, current owner of property arexx. As per affidavit recorded on 6XX/XX11 located at xx which shows that estate was transferred to xx"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92861765	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,532.18	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mobile Home	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$76,205.25	Not Applicable	5.875%	xx	XX/XX/XX14	Financial Hardship	As per the review of the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx.
Chain of assignment of assignment has been completed. Currently, the mortgage is with xx.
There is a junior mortgage in the amount of $xx in the favor of xx as nominee forxx.
No active judgments and liens have been found.
2016-2018 taxes have been paid in the amount of $xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 30+days and next payment is due for 6XX/XX18. The last payment was received on 7XX/XX18 in the amount xx which was applied for 5XX/XX18. The UPB as per tape is xx. The borrower has been making his payments as per the 2014 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 6XX/XX18. The last payment was received on 7XX/XX18 in the amount xx which was applied for 5XX/XX18. The foreclosure was initiated and the file was referred to an attorney on xx.
As per the review of the PACER report, the borrower had filed bankruptcy under xx with case#1xx. The RFD is a curtailment of income. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the inspection report dated 1XXX/XX17, the property is owner-occupied. No repairs and damages have been found. The As- is listed price is xx.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX16. The borrower had filed bankruptcy under xx with case#xx.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under xx with casexx	This modification agreement was signed between the borrower xx. The UPB is xx The borrower promises to pay P&I of xx with a modified interest rate of 5.875%, beginning from xx.	Origination Appraisal Final Truth in Lending Discl. Missing Required State Disclosures Credit Application Affiliated Business Disclosure Right of Rescission HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: 4XX/XX14 Tape Value: 5XX/XX14 |---| 23 (Days) |----| Comment: As per the mod, the doc date of modification is 4XX/XX14. Tape reflects as 5XX/XX14. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI certificate is not required.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: As per the note, the original balance is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 104444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 104444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444401   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444401.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Mobile Home   Tape Value: Single Family   Variance:    Variance %:    Comment: As per the updated title report, the property type is mobile as appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.23% Comment: As per payment history, the total debt is xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement and itemization of fees are missing from the loan file."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required state disclosure missing from the loan file on the below.
1.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application.
2.Choice of Insurance Notice.
3.Mortgage Loan Servicing Disclosure."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Property is Mobile Home (Lvl 2)     "Appraisal Report at the origination is missing in the loan file. However, the tape is reflecting subject property is Single family.
The final title policy does not show xxt. Affidavit of Affixation was not found in the loan file. However, as per the updated title report dated 8XX/XX18, The VIN# is available (xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of rescission is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2832550	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,188.60	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$39,878.09	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.424%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated onxx The chain of the assignment has been completed. The junior mortgage of amount $xx found, which was originated on xx/xx/xx02 and recorded on XX/XX/XX02. It is in favor of xx. There are six judgments found. Two of them are in the total amount of $xx in favor of xx. Another two are in favor of xx. The two judgments against the borrower are found in favor of xx. The annual county taxes are paid in the amount of $xx, $xx and $xx for the year 2015, 2016 and 2017 respectively.	The review of the payment history shows that, the borrower is currently delinquent for more than 45 months and the next due date is for 1XXX/XX14. The last payment was received on 6XX/XX18, in the amount of xx, which was applied for 9XX/XX14. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 7%. Currently, the borrower has been making the payments as per note.	Collections Comments:The review of comment history shows that, the loan is active bankruptcy.
The last payment was received on 6XX/XX18, in the amount of xx, which was applied for 9XX/XX14. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 7%. Currently, the borrower has been making the payments as per note.
The foreclosure was referred to attorney on xx
The borrower had filed the bankruptcy under xx with the xx
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure was referred to attorney on 0xx

Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the Case # xx.
The POC was filed on xx

Not Applicable	Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Judgment Entered |---| |----| Comment: The foreclosure status is complaint filed. However the tape shows that it is judgment entered. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The pay history string is 444444444444. However the tape shows that it is 333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The pay history string reversal is 444444444444. However the tape shows that it is 333333333333333.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 1.59% Comment: The total debt is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower had filed the bankruptcy under xx with the Case # xx The secured claim will be amortized over 360 months with an interest rate of 5.50% per annum. The plan has not been confirmed yet. The property value will be getting crammed down once the plan gets confirmed."	* Property Damage (Lvl 3) "Collection comment dated XX/XX/XX10 shows that the subject property has damages in the amount of xx or more. There is no comment stating that the damages had been repaired or not. Latest inspection report available dated XX/XX/XX17 located at xx) shows estimated cost of repairs in the amount of xxx0 for exterior paint."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx xx -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA APR test as;
TILA APR Test: FAIL xx
The annual percentage rate (APR) is 13.804%. The disclosed APR of 7.708% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of Florida. The following required State Disclosure is missing in the loan file.
1. Anti-Coercion Notice
2.Radon Gas Disclosure
3.Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as the loan is failing for TILA Finance Charge Test and TILA APR Test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25256159	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,845.88	8/XX/XX21	Unavailable	Yes	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.135%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$105,406.32	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	According to updated title report dated XX/XX/XX18, the subject mortgage was originated on 0xx

There is one junior Mortgage on the subject property in the amount of $xx in favor of xx.
The judgments against the borrower as follow.
First was recorded on xx/xx/xx10 in the amount of $xx in favor ofxx.
Second was recorded onxx/xx/xx11 in the amount of xx in favor of xx.
No prior years delinquent taxes found pending.
There is one UCC judgment which was recorded on xx.
Review of updated payment history shows that the loan is in delinquency for 5 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.00 % for the due date of XXX/XX18. The next due date is XXX/XX18. The latest payment history does not reflects the UPB as it is updated from tape data xx. The borrower is making payments as per the modification made on 4XX/XX18.	Collections Comments:According to the servicing comments the loan is in active bankruptcy. Borrower had filed bankruptcy under xx with the case#xx.
The loan is in delinquency for 5 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.00 % for the due date of XXX/XX18.  The next due date is XXX/XX18. The latest payment history does not reflects the UPB as it is updated from tape data xx. The borrower is making payments as per the modification made on xx.
The latest Loan Modification agreement was made between xx
According to the servicing comments the foreclosure was initiated and the complaint was filed on xx
The latest BPO report datedXX/XX/XX18 (10173672_Inspections(1)) state that the property is occupied by the unknown party. No visible damages reported to the property.
Foreclosure Comments:According to the servicing comments the foreclosure was initiated and the complaint was filed on xx.
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the case#xx.	Since origination the loan was modified 2 times. First mod was made on xx”.
The latest Loan Modification agreement was made between xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.000 % with P&I xx with Fixed amortized type and the first payment had begun from xx.
Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy is yes, tape data shows No. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure is Yes, tape data shows No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX18   Tape Value:XX/XX/XX18   Variance: 19 (Days)   Variance %:    Comment: Doc Date of modification is XX/XX/XX18, tape data shows XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444mmmm   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment History String is 210123444444, tape data shows 3333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmm44444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment History Reversed string is 444444321012, tape data shows 3333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance is limited cash out, tape data shows Cash-out other.   Tape Source: Initial   Tape Type:
																																																																																				Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: Total Debt. per payment History is xx, tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	B		* Foreclosure Delay or Contested (Lvl 3) "The latest comment dated XXX/XX18 state that the contested matter identified and approved. No further comment found regarding contested/litigated matter hence unable to verify that the contested/litigated matter is resolved or not."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74404414	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,030.72	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	86.422%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18, shows that the subject mortgage was originated onxx
The chain of assignment has been completed.
No active judgments or liens found.
The 2018 taxes are due in the amount of $xx.	According to the 3rd amended xx plan, Class 3 creditor xx the amount of xx. Hence, Claim 22-2 for the Loan is in the amount of xx as ofxx Secured by mortgage on the subject xx. As per the plan, Note has been reamortized upon confirmation of the Debtor’s Plan on a 30-year payment schedule at a fixed interest rate of 3.875% per annum with P&I in the amount of xx. The borrower is currently making payments as per the BK Payment plan. The loan shall be paid over 30 years plan. The maturity date as per the plan is same as the original maturity.

According to the payment history as of 7XX/XX18, the borrower is current. The last payment was received on 7XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
Collections Comments:According to the 3rd amended xx plan, Class 3 creditor xx. As per the plan, Note has been reamortized upon confirmation of the Debtor’s Plan on a 30-year payment schedule at a fixed interest rate of 3.875% per annum with P&I in the amount of xx. The borrower is currently making payments as per the BK Payment plan. The loan shall be paid over 30 years plan. The maturity date as per the plan is same as the original maturity.
No damages or repairs have been found.
According to the payment history as of 7XX/XX18, the borrower is current. The last payment was received on 7XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the PACER, the borrower had filed bankruptcy under chapter-11 with the case# xx

The review of the updated title report dated XX/XX/XX18, xx

The chain of assignment has been completed.
No active judgments or liens found.
The 2018 taxes are due in the amount of xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-11 with the case# xx
According to the 3rd amended xx plan, xx
According to the 3rd amended chapter xx	Not Applicable	Origination Appraisal	Field: Borrower #1 Middle Name Loan Value: D Tape Value: G |---| |----| Comment: Per note the middle initial is "D" Tape Source: Initial Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.04%   Comment: Origional balabce according to note document is in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string according to payment history is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string reversed according to payment history is 000000000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction as per the HUD1 is refinance, no cash out other.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Total debt/legal balance as per the payment history is in the amount of 386,605.28. Tape Source: Initial Tape Type:	B	* Missing Appraisal (Lvl 2) "Appraisal document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file"
* DTI > 60% (Lvl 2)     "According to the application document the monthly income of the borrower is in the amount of xx and the debt is in the amount of xx which shows that the debts are more than the 60%."
* Describe the BK payment plan (Lvl 2)     "According to the 3rd amended xx plan, Class 3 cxx
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test:  Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test::  Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test:  Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test::  Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52601141	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,396.45	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.869%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX15	$102,708.59	Not Applicable	5.625%	xx	XX/XX/XX15	Financial Hardship	The review of the pro-title dated XX/XX/XX18 reflects that the subject mortgage was originated on xx
The chain of the assignments has been completed. The latest assignment is from xx
There is one junior mortgage in the favor of xx as nominee For xx.
The 2016/2017 and 2017 Utilities annual and 2018 annual Utility taxes are delinquent in the amount of $xx and $xx and $xx respectively.
The 2018/2019 School annual taxes are due on XX/XX/XX18 in the amount of $xx.
The 2018 County annual installment taxes were paid on XX/XX/XX18 in the amount of $xx
The 2018 Utilities annual taxes are delinquent each on XX/XX/XX18 with the different amount $xx and $xx respectively.
The 2018 town annual installment taxes were paid on XX/XX/XX18 XX/XX/XX18 in the amount of $xx.

According to the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB is reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement made on xx.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB is reflected in the payment history in the amount of xx.
Unable to determine the reason for default from the servicing comment.
As per the review of the service comments, the foreclosure file was referred to an attorney on xx
The loan has modified twice since origination, the first time the loan has modified on xx. The copy of the modification agreement was located at "xx.
According to the PACER, the borrower xx
As per BPO located “xxt”, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:As per the review of the service comments, the foreclosure was restarted, the file was referred to an attorney on xx
Bankruptcy Comments:According to the PACER, the borrower xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx per month for the period of 60 months, for the total amount of xx to the trustee. The POC was filed on xx for the secured claim amount of xx and the amount of arrearage is xx. The stipulation in settlement of motion for relief was filed on XX/XX/XX17 between the borrowers and the movant. As per the document, the debtor was in arrears on post-petition payments for a total amount of xx. The borrower agreed to pay the first xx initial down payment due immediately upon the signing of this agreement and then xx per month for the six months, begining from xx. The debtor further agrees that she would continue to make their regular monthly mortgage payment of xx, begining from October-2017 and continue thereafter until the life of the plan. The stipulation agreement was approved on XX/XX/XX17. The trustee, filed a motion for dismissal of the case on XX/XX/XX18, as the borrower has failed to commence or continue making timely payment to the trustee as said in the plan. However, the plan in still active. Further action is awaited.	This modification agreement was signed between the xx. The loan has modified twice since origination, the first time the loan was modified on xx. The copy of the modification agreement was located at "xxx).pdf"	Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure Title Policy	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value: 4XX/XX15 |---| 54 (Days) |----| Comment: As per the modification agreement, the doc date of last modification is XXX/XX15. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the appraisal report, The LTV is 80% and as this is a conventional loan, MI is not required.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010334444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string is 010334444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444433010   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 4444433010.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: As per the payment history, total debt / legal balance per payment history is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "According to the updated title report dated XX/XX/XX18, the the utilities charges of the year 2016, 2017 and 2018 are delinquent as follows.
1) The Utilities charges of the year 2016 are delinquent in the amount of xx and the Good through date is XX/XX/XX18.
2) The Utilities charges of the year 2017 are delinquent in the amount of xx and the Good through date is XX/XX/XX18.
3) The Utilities charges of the year 2018 are delinquent in the amount of xx and the Good through date is XX/XX/XX18."
* Title policy missing (Lvl 3) "The Final title Policy is missing in the loan file. However, the commitment was found in the loan file located at " xx.pdf"."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed TILA Foreclosure Rescission Finance Charge Test: Loan Data xx Comparison Data xx  Variance -xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
This loan failed TILA Foreclosure Rescission Finance Charge Test: Loan Data xx Comparison Data xx  Variance -xx* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Servicer Provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85294445	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$862.99	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$185,543.26	$55,662.98	4.625%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/XX18 the subject mortgage was originated on xx. The chain of assignment has been completed. Currently, the assignment of xx The 2017 County annual taxes installments have been paid in the cumulative amount of $xx. No prior years delinquent taxes have been found.	As per review of the payment history dated XX/XX/XX18, the borrower is currently delinquent for 15 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The UPB reflected in the tape data is in the amount of xx. The borrower has made the payment as per the modification term.	Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX17. The last payment was received onXX/XX/XX18. The UPB reflected in the tape data is in the amount of xx.
The reason for the default is a hurricane, Katrina. The intention of the borrower is to retain the subject property.
The loan has been modified since origination. As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx Hence, the modified principal balance and interest-bearing amount is xx is Borrower promises to pay xx monthly with a modified interest rate of 4.625% beginning fromxx with a maturity date ofxxx.
The foreclosure was initiated in 2015. The file was referred to an attorney onxx.
The borrower had filed bankruptcy under xx with Case #xx per month for 56 months.  Total of plan payment is xx
As per the servicing comment dated XX/XX/XX18, The subject property had water damage, Hence. it needs to be repaired, The estimated amount of repair was xx. However, no further details have been found related to repair. As per the latest property inspection report dated XX/XX/XX18, the subject property is in good condition. There are no comments related to damage to the subject property. ("xx")

Foreclosure Comments:The foreclosure was initiated in 2015. The file was referred to an attorney on xx
Under xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 56 months. Total of plan payment is xx	This modification agreement was made between xx monthly with a modified interest rate of 4.625% beginning from XX/XX/XX13 with a maturity date of XX/XX/XX53. This loan is modified two times previously modified on xx located at "xx" and "1xx"	Affiliated Business Disclosure Missing Required State Disclosures Credit Application	Field: Payment History String Loan Value: 444444444444 Tape Value: 3333333333333333333 |---| |----| Comment: As per payment history, the string is 4444444444444; however tape data refllects 3333333333333.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per payment history, the reversed string is 4444444444444; however tape data reflects 33333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value xx   Tape Value: 6xx Variance:    Variance %:    Comment: Address verified from note   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Unavailable   Tape Value: Purchase   Variance:    Variance %:    Comment: Final 1003 is missing in the loan file purpose of the application is unavailable; however, tape data reflect the purchase&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.13% Comment: As per payment history,total debt is xx;however tape data reflcts xx. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "As per the servicing comment dated XX/XX/XX18, The subject property had water damage, Hence. it needs to be repaired, The estimated amount of repair was xx. However, no further details have been found related to repair. As per the latest property inspection report dated XX/XX/XX18, the subject property is in good condition. There are no comments related to damage to the subject property. ("xx")"	* Missing Required Disclosures (Lvl 2) "List of service disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Louisiana (LA) state. The below Required State disclosures are missing in the given loan files.
1] Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans.
2] Anti-Tying Disclosure.
3] Financial Institution Choice of Insurance Disclosure."
																																																																																								* Application Missing (Lvl 2) "Final applicatiXX/XX03 is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$9,406.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64724345	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,370.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	30.285%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated onxx/xx/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment is complete. Currently, the subject mortgage is with xx.
No active Judgment and Lien are found.
County annual installment 1st taxes of 2018 have been paid off in the amount of $xx.
County annual installment 2nd taxes of 2018 are due in the amount of $xx.

County annual installment 1st taxes of 2017 have been paid off in the amount of $xx.
County annual installment 1st taxes of 2017 have been paid off in the amount of $xx.

County annual installment 1st taxes of 2016 have been paid off in the amount of $xx.
County annual installment 2nd taxes of 2016 have been paid off in the amount of $xx.
No delinquent taxes found.
As per the review of available payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX16 payment. The payment history is not showing the UPB, however the UPB as per tape data is xx.	Collections Comments:The loan is in collection, the borrower is not making regular payment.
No details have been found regarding the foreclosure activity.
xx the co-owner of the subject property had filed the bankruptcy under xx,xx.
As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date isXX/XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx. As per the tape data, the current unpaid principal balance is being reflected in the amount of xx.
As per BPO xx) report dated 1XXX/XX17 show, the exterior of the subject property is maintained and no visible repairs are needed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx the co-owner of the subject property had filed the bankruptcy under xx, case #xx	Not Applicable	Origination Appraisal Good Faith Estimate Missing Required State Disclosures	Field: Payment History String Loan Value: 444444444444 Tape Value: 3333333333333333333 |---| |----| Comment: The Payment History String is 44444444444. &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of Refinance per application is Limited Cash Out (GSE Definition).   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 is Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: Total Debt / Legal Balance per Payment History xx.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Lot number “xx” is missing on the assignment of mortgage from xx	* Missing Appraisal (Lvl 2) "Final Appraisal report is missing from the loan."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the maximum LTV test due to one or more of the following findings: (Freddie Mac Bulletin 2011-4)
The loan-to-value (LTV) ratio is greater than xx.
The combined loan-to-value (CLTV) ratio is greater thanxx%.
Freddie Mac will not purchase a conventional mortgage with a LTV ratio or CLTV ratio xx.

The Appraisal is missing from the loan file; hence the appraised valor is entered as loan amount."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final Good Faith Estimate is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Washington State and the WA state requires total 5 disclosures all are missing from the loan file.
1)Construction Lien Disclosure
2)Mortgage Loan Servicing Disclosure
3)Choice of Insurance Notice
4)Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
5)Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial Good Faith Estimate is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial Truth lend ign is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37322703	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$2,464.26	8/XX/XX21	xx	Yes	Court Delay	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.398%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$88,533.06	Not Applicable	6.125%	xx	XX/XX/XX14	Financial Hardship	According to updated title report dated XX/XX/XX18 shows that the subject mortgage was dated xx
The chain of the assignment has completed. Currently, the assignment is fromxx.
There is one junior mortgage against the subject property in favor of xx.
There is one junior Credit Card Judgment against the borrower xx. For the amount of $xx which was recorded onXX/XX/XX15.
The 2017 first and second combined taxes are paid for the amount of $xx.
No, any prior delinquent taxes are found.

According to payment history as of datedXX/XX/XX18, the borrower currently with loan and next due for 7XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.125%. As per tape data, the new UPB reflected is xx. However, the borrower making payment as per modification agreement which was made onXX/XX/XX14.

Collections Comments:The loan is active bankruptcy and next due for 7XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.125%. As per tape data, the new UPB reflected is xx. However, the borrower making payment as per modification agreement which was made on xx.
The reason for default is unable to determine. The reason for default as per servicing comments on 1XXX/XX13 is the Marital Difficulties.
The borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
The loan was modified since origination. The borrower making payment as per modification agreement which was made on xx.  The judgment was entered on xx. As per the comment dated XXX/XX17, the contested matter was initiated. The borrower filed contested for additional fees. The comment dated XX/XX/XX17 contested matter was resolved. As per service commend datedXX/XX/XX17, the litigation action was filed onXX/XX/XX17 for additional fees. No further details are not found regarding litigation resolve or not. Latest collection comment does not reflect regarding litigation matter. No further details are found. xx. The comment datedXX/XX/XX18 foreclosure was put on hold because of court delay. Also, the borrower xx
As per the inspection report dated 1XXX/XX17, the subject property is unknown occupied with good condition. No damage and repairs are found. The latest collection comment datedXX/XX/XX18 shows the subject property is owner-occupied.

Foreclosure Comments:The foreclosure was initiated. The referred to an attorney filed on xx. The comment dated XX/XX/XX17 contested matter was resolved. As per service commend datedXX/XX/XX17, the litigation action was filed onXX/XX/XX17 for additional fees. No further details are not found regarding litigation resolve or not. Latest collection comment does not reflect regarding litigation matter. No further details are found. The sale was scheduled on xx.
Bankruptcy Comments:The borrower xx. Did not see comments indicating a cram down.	The loan was modified since origination. The borrower making payment as per modification agreement which was made on xx.	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX14 Tape Value: XXX/XX14 |---| 14 (Days) |----| Comment: The loan was modified onXX/XX/XX14. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The MI certificate is not required.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxXXXXX   Variance: xxX   Variance %: 0.13%   Comment: The Original loan amount reflects as xxX  Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011234444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history string as 0112344444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444432110   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444432110.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per Final Application, Purpose of Refinance is Home Improvement.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.34% Comment: As per payment history, Total Debt / Legal Balance per payment history for the amount of xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 6XX/XX05 toXX/XX/XX18. However, we require the latest 24 months comment history. The comment history is missing from 5XX/XX18 toXX/XX/XX18."
* Litigation (Lvl 3)     "The foreclosure was initiated. The referred to an attorney filed on xx No further details are found."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule-D (xx) in Voluntary petition shows xx as unsecured portion out of claim amount xx and collateral value is xx. Did not see comments indicating a cram down."	* Foreclosure Delay or Contested (Lvl 2) "The foreclosure was initiated. The referred to an attorney filed on xx. No further details are found."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per the Survivorship Deed made on xx.
As per the Mortgage document, the single borrower name is available as xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Ohio state. The below Required State disclosures are missing in the given loan file.
1.Equal Credit Availability Notice
2.Insurance Tying Disclosure
																																																																																								3.Non-Deposit Insurance Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22263687	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,988.52	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	31.483%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$121,264.87	Not Applicable	6.125%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage originated on XX/XX/XX05 with “xx
Tax Information:
Annual Town property taxes for the year 2018 are paid on XX/XX/XX18 in the amount of $ xx
Annual county property taxes for the year 2018 are paid on XX/XX/XX18 in the amount of $ xx
Annual School taxes for the year 2018/2019 are due for XX/XX/XX188 in the amount of $xx.
 No prior years delinquent taxes found.

The bellow senior lien active on the title:

IRS/Federal Lien in the name of United States Internal Revenue, case No# xxrecorded date XX/XX/XX00 and  amount of xx
According to the latest payment history as ofXX/XX/XX18, the borrower is making regular payment. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for due date XX/XX/XX18. The current unpaid principal balance is xx. The current interest rate is 6.125% and the current P&I is xx. The borrower is paying according to the loan modification agreement dated XXX/XX13.	Collections Comments:According to the collection comments as ofXX/XX/XX18, the borrower is making regular payment. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for due date XX/XX/XX18. The current unpaid principal balance is xx. The current interest rate is 6.125% and the current P&I is xx. The borrower is paying according to the loan modification agreement dated XXX/XX13.
According to the collection comments and available document of foreclosure located at "xx" the foreclosure was initiated on the loan in 2017. The foreclosure was referred to attorney on 0xx Further details regarding to the foreclosure are not available.
Borrower had filed the bankruptcy under xx with case xx  for next 60 months.
According to the collection comments and the latest BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:According to the collection comments and available document of foreclosure located at "xx" the foreclosure was initiated on the loan in 2017. The foreclosure was referred to attorney onxx  details regarding to the foreclosure are not available.
Bankruptcy Comments:Borrower had filed the bankruptcy under xx with case xx plan debtor will pay to the trustee in the amount of xx for next 60 months.	Loan modification agreement was made between xx	Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Awaiting Sale |---| |----| Comment: According to the tape data Current Foreclosure Status is Awaiting Sale and as per the data provided to us it is Referred to Attorney.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.02%   Comment: According to the tape data Original Balance (or Line Amount) is xxX and as per the data provided to us it is xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 004444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String is 333333333333333333333333 and as per the data provided to us it is 004444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444400   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is 333333333333333333333333 and as per the data provided to us it is 444444444400.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx Tape Value: xx   Variance:    Variance %:    Comment: According to the tape data Property Address Street is XXXX and as per the data provided to us it shows XXXX   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: According to the tape data Purpose of Transaction per HUD-1 is Purchase and as per the data provided to us it is Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: According to the tape data Purpose of Application is Purchase and as per the data provided to us it is Refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: According to the tape data Property Type is Single Family and as per the data provided to us it is PUD.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: According to the tape data Total Debt/ Legal Balance per Payment History is xxx and as per the data provided to us it is xxx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The lien position of the subject mortgage changes to second due to review of updated title report dated XX/XX/XX18 shows, there is an IRS lien against the borrower in the amount of xx in the favor of "xx prior to the subject mortgage. The subject property located in "PA" state and there can be a possibility of foreclosure due to this non mortgage unpaid lien. This can be cured by paying of the liens and late charges (if any)"
* Title Review shows major title concern (Lvl 3) "According to the updated title report dated XX/XX/XX18, there is an IRS lien against the borrower in the amount of xx in the favor of "xx	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90428856	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,424.38	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.069%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report datedXX/XX/XX18 shows the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the mortgage assignment is xx.
No active judgment or liens have been found.
2018 combined 1st, 2nd 3rd and 4th installment taxes have been paid in the total amount of $xx.
No prior years delinquent taxes found.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower is current with the loan. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.500%. The provided payment history does not reflects current unpaid principal balance.
The current unpaid principal balance as per seller tape data is in the amount of xx.
The last payment was made by borrower as per the loan modification agreement which was made on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower is current with the loan. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.500%. The provided payment history does not reflect current unpaid principal balance.
The current unpaid principal balance as per seller tape data is in the amount of xx.
The last payment was made by borrower as per the loan modification agreement which was made on xx.
The xx  unsecured portion also shows unknown. xx plan was filed on xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney was completed on xx.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report dated XXX/XX18, the subject property was occupied by unknown and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed on xx.
Bankruptcy Comments:xx through the plan and regular principal balance will pay directly to creditor as per contract. This plan was confirmed onxx.	Not Applicable	Missing Required State Disclosures Missing Dicsloures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 00MMMMMMMMMM   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00MMMMMMMMMM.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMMMMM00   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as MMMMMMMMMM00.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value:xx  Variance:    Variance %:    Comment: xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.34% Comment: Total Debt/ Legal balance per Payment History in lone file amount shows xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "Following state disclosure are missing from the loan file which are required in Massachusetts state.
Lead-Based Paint Disclosure
Carbon Monoxide Alarms"
* Property Damage (Lvl 2)     "As per servicing comments datedXX/XX/XX18 shows that the dwelling has been adequately maintained and requires only minimum repairs to building components/mechanical systems and cosmetic repairs. No damages amount or any further details have been found."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure missing from loan file."
* Written or verbal dispute (Lvl 2)     "Comment dated XX/XX/XX17 states that borrower was disputing for fees. Comment datedXX/XX/XX18 states that issue has been resolved regarding fees/cost. No further details have been found."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is"Moderate" due to:
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx, Comparison data is xx and variance is xx.
This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, Comparison data is xx and variance is xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51269198	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,016.42	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$97,416.55	Not Applicable	4.000%	xx	XX/XX/XX15	Financial Hardship	The updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
There is a senior mortgage open against the subject property in the favor of xx
There is a civil judgment against the xx which is recorded on XX/XX/XX13.
2017 combined annual taxes have been paid in the amount of $xx.
2018 combined annual taxes are due onxx/xx/xx19 in the amount of $xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX17 to till date. The delinquency has been done for 18 months. The last payment was received on is not available in the provided payment history. The last payment was made in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 7XX/XX15.	Collections Comments:Available servicing comment and documents in file reveal that loan is in active bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX17 to till date. The delinquency has been done for 18  months. The last payment was received on is not available in the provided payment history. The last payment was made in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx
According to the PACER, the xx
Currently, no foreclosure activity have found in loan. Previously,  the foreclosure was initiated. The file was referred to an attorney onxx
Collection comment datedXX/XX/XX18 states that, borrower 2 stated that shows can't afford the property. Comment datedXX/XX/XX18 shows that need recorded Quitclaim deed.
According to collection comment, no damages or repairs have been found.
No latest BPO report have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, txx	According to the modification, the loan was modified on xx
First time modified on 2013 which is located at "xx"
Second  time modified on 2014 which is located at xx"
Third time modified on 2015 which is located at "xx"	Credit Application Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Origination Appraisal	Field: Payment History String Loan Value: 444444444444 Tape Value: 3333333333333333333 |---| |----| Comment: As per payment history the payment history string value is 4444444444:However tape data reflects the 333333333333333333333333.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: As per payment history the payment history string reversed value is 4444444444:However tape data reflects the 333333333333333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per HUD-1 purpose of transaction is Refinance : However tape reflects as Cash Out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: As per payment history the Total Debt/Legal Balance is xx : However tape reflects as xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage ia ate second lien position, as updated title report datedXX/XX/XX18 shows that there is a senior mortgage open against the subject property in the favor of xx and in the amount of xx which was originated onxx and recorded on XX/XX/XX02 with instxx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on 0xx.
The updated title report datedXX/XX/XX18 shows that there is a senior mortgage open against the subject property in the favor ofxx which was originated on XX/XX/XX02 and recorded on XX/XX/XX02 with instr#xx
Short form title policy at the time of loan origination does not shows any mortgage as open, neither final HUD-1 shows payoff towards this senior mortgage. Possible title claim can be file."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test. Loan Data is xx, Comparison data is xx and variance is xx."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the North Carolina state. The following state disclosures are missing from the loan file:
1 Amortization Schedule Disclosure
2  Credit Property Insurance Disclosure
3 Fee Agreement
4 Priority of Security Instrument Disclosure
5 Attorney Selection Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Service transfer disclosure document is missing from the loan file.""
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to loan failed the TILA finance charge test."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower ."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93269546	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,780.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	54.582%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$139,768.83	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	The review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on 0xx.
The chain of assignment has been completed as currently the assignment is with xx.
Active judgments and liens;
1) One civil judgment found pending against the borrowerxx in the amount of $0.00 which is in the favor of xx.
Property Tax Status;
1) 2018 Town annual taxes had been paid in the amount of $xx on XX/XX/XX18.
2) 2018 County annual taxes had been paid in the amount of $xx on XX/XX/XX18.
3) 2018 Other annual taxes had been paid in the amount of $xx on XX/XX/XX18.
4) 2018/2019 School annual taxes are due for the amount of $xx till XX/XX/XX18.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current UPB as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx. The borrower has been making payments as per modification agreement made on effective date xx.	Collections Comments:Collection comments available from XX/XX/XX09 till XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current UPB as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment xx.
Available notice of lis pendence with xx.
Borrower xx.
The loan is currently performing.
Collection comment XX/XX/XX18 show properly is occupied by owner.

Foreclosure Comments:Collection comments .
Available notice of lis pendence with case#xx.

Loan Modification agreement was made between borrower “xx.	Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Awaiting Sale |---| |----| Comment: According to the tape data Current Foreclosure States is Awaiting Sale as per the data provided to us it shows Referred to Attorney.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value: XXX/XX16   Variance: -11 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Does Lender G/L Required MI is No and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.02%   Comment: According to the tape data Orig. Balance (or Lien Amount) is xxX and as per the data provided to us it shows xxxxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 004444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String is 3333333333333333333 and as per the data provided to us it shows 004444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444400   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: According to the tape data Payment History String Reversed is 3333333333333333333 and as per the data provided to us it shows 444444444400.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: According to the tape data Purpose of Refinance Per Application is Cash Out-Other and as per the data provided to us it Lower Rate or term.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: According to the tape data Property Type is Single Family and as per the data provided to us it shows PUD.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.33% Comment: According to the tape data Total Debt/ Legal Balance per Payment History is xxx.25 and as per the data provided to us it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for Pennsylvania license validation test."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test. xx"
* Property Damage (Lvl 2)     "Collection comment date XX/XX/XX15 shows that borrower had filed hazard claim. The claim amount is xx. Need completion certificate when repairs are made.
Available BPO report datedXX/XX/XX17 shows that there is no damage to subject property. Collection comment dated XX/XX/XX18 shows that subject property is in average condition and needs some deferred maintenance and physical deterioration due to normal wear and tear. The dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. All major building components have been adequately maintained.  C4 condition assessment was confirmed for BPO . No nature of damage or amount of damage has been mentioned nor certification of completed repairs had been found."
* Additional Address Noted (Lvl 2)     "There is a difference between property address of note/mortgage and certificate of property tax. Original note and mortgage shows property address as "xx"; however, certificate of property tax shows property address as "xx.""
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$4,493.03	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72024610	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,661.76	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	60.541%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$291,388.44	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report datedxx/xx/xx18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment of mortgage is with xx.
Active judgment and lien have been found as follows:
There is  a Civil judgment against xx
There is a junior mortgage against the subject property in the favor of xx was recorded on XX/XX/XX10.
The county 1st & 2nd installments taxes from 2015 to 2017 have been paid in the amount of $xx.
No delinquent taxes have been found for the prior years.
According to the latest payment history, the borrower is current with the loan and next due date for the payment is 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The Current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per the Modification agreement dated 9XX/XX12.	Collections Comments:According to the servicing comments, the borrower is current with the loan and next due date for the payment is 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The Current UPB taken as per the tape data is in the amount of xx. The borrower has been making the payments as per the Modification agreement xx.
Recent comments do not validate any reason for default.
The loan had been modified on 9XX/XX12. The unpaid principal balance is xx with the interest rate of 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly  P&I of xx beginning from xx.
No evidence has been found in the latest 24 months’ servicing comments regarding the foreclosure.
The borrower xx.
The comment dated 5XX/XX18 shows that the subject property is Owner-occupied.
 According to the BPO report dated  5XX/XX18 located axx, the subject property is Owner occupied and is in average condition. The “As is Price” is xxForeclosure Comments:Not Applicable
Bankruptcy Comments:xx.	This modification agreement was made between xx
The unpaid principal balance is xx with the interest rate of 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly  P&I of xx beginning from xx

Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Dicsloures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Lender does not require MI. Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX12   Tape Value: 4XX/XX16   Variance: 1308 (Days)   Variance %:    Comment: The loan had been modified on 9XX/XX12 as per the Modification agreement.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444444444   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string is 44444432144441, tape shows 33333333333333   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444321   Tape Value: 3333333333333333333   Variance:    Variance %:    Comment: Payment history string is 14444412344444; however tape shows 3333333333333333   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx  Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Total debt per payment history is xx, tape shows xx Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. There are no comments indicating a cram down.”"	* DTI > 60% (Lvl 2) "According to the final application, the monthly income is 3,916.67 and the total monthly expenses are xx. Hence, the DTI is greater than 60%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "According to the HUD-1, the settlement date isXX/XX/XX06; however, the loan originated on 5XX/XX06."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL, Loan Data: xx, Comparison Data:xx & Variance: -xx.
This loan failed the TILA finance charge test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is Moderate as TILA Finance Charge Test Failed"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48226044	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,691.00	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.739%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$191,416.00	Not Applicable	6.125%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. The last assignment was done From xx.
No active judgments or liens have been found.
The City  1st   Installment Taxes For the Year 2019 have been Paid in the Amount Of $
xx
The City   2nd  Installment Taxes For the Year 2019 are due on xx/xx/xx18 in the Amount of $ xx
No Prior Year Delinquent Taxes Have Been Found	As ofXX/XX/XX18 payment history, the borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 6.125 % and the current P&I is xx, the PITI is xx.As per the tape data, the UPB is reflecting is in the amount of xx. However, the borrower has been making the payment as per the modification agreement which was executed onXX/XX/XX17.
Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
As ofXX/XX/XX18 payment history, the borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 6.125 % and the current P&I is xx, the PITI is xx.As per the tape data, the UPB is reflecting is in the amount of xx. However, the borrower has been making the payment as per the modification agreement which was executed on xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney, completed on xx. Foreclosure process was closed.
No bankruptcy filing found.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to attorney which was completed on 1xx
Bankruptcy Comments:Not Applicable	The modification agreement was made between lender xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with a modified interest rate of 6.125 % beginning from xx. The loan has been modified three times since origination. The loan was first modified with UPB xx in theXX/XX/XX17. The modification agreement can be located at “xx.the second modified with UPBxx in the xx. The modification agreement can be located at”xx”.
However, the borrower has been making the payment as per the current modification which was executed on xx.
Notice of Servicing Transfer Missing Required State Disclosures HUD-1 Closing Statement Affiliated Business Disclosure Initial Escrow Acct Disclosure Right of Rescission Origination Appraisal	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xxxx |----| -1.00% Comment: As per Payment history, Corporate advance recoverable balance is xx Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per collection comment the foreclosure was initiated on 2016.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx  Variance: 62 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per Payment history, Escrow Balance is xx Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 5 (Days)   Variance %:    Comment: As per Original Note document date isXX/XX/XX07.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432124244444   Tape Value: 332212111333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432124244444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444442421234   Tape Value: 333333333333333111222233   Variance:    Variance %:    Comment: The Payment History String reversed is 444442421234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per Payment history, Total Debt/ Legal Balance is xx..&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The illegible copy is available however the final HUD-1 is locator at"xx".the same document is considered to check compliance."
* Deceased Borrower(s) (Lvl 3)     "Collection comments dated 8XX/XX18 shows that, borrower 1 has been deceased and her handling everything. No further details have been found."
* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report datedXX/XX/XX18, the recorded mortgage legal description shows wrong date for deed reference as "Deed dated xx recorded at xx"; It should be "xx"."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA finance charge test. Loan Data xx Comparison Data xx Variance -xx"
* Missing Required State Disclosures (Lvl 2)     "The subject mortgage located in Massachusetts , However, the following state disclosure are missing from the loan file.
·Lead-Based Paint Disclosure
·Mortgage Loan Application Disclosure
·Carbon Monoxide Alarms
·MA Smoke Detector Certificate
·Notice of the Specific Reason for Denial of Credit
·Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to:
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service providers document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83224114	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,573.05	8/XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	4.875%	xx	xx	xx	xx	xxX	Conventional	ARM	36	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	12.400%	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The last assignment was done fromxx.

No active judgments or liens found.
Annual county taxes and Borough taxes of 2018 have been paid. Annual school taxes of 2018/2019 are due in the amount of $xx. No prior year delinquent taxes have been found pending.	As ofXX/XX/XX18 payment history, the borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 4.875 % and the current P&I is xx, the PITI is xx.As per the tape data, the UPB is reflecting is in the amount of xx. As per tape data, the corporate advance recoverable amount is ( xx)

However, the borrower has been making the payment as per the ARM change notice which was executed on XX/XX/XX17.ARM change notice can be locator on” xx”.
Collections Comments:As per the review of servicing comments as of 8XX/XX18 the loan is foreclosure active status. The borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 4.875 % and the current P&I is xx, the PITI is xx.As per the tape data, the UPB is reflecting is in the amount of xx.
However, the borrower has been making the payment as per the ARM change notice, executed on XX/XX/XX17.ARM change notice can be locator on” xx”.
As per the servicing comment unable to determine the reason for default. The intention of the borrower is to retain the property.
Review of collection comments from 8XX/XX16 till 8XX/XX18 and the Lis-Pendens documents attached with updated title report reveals that foreclosure activity was initiated on subject loan in 2015 by referring the file to attorney and the judicial complaint was filed for the same under case# xx0056.
According to servicing comment, the file was referred to an attorney on xx. As per servicing comment, the complaint was filed on xx. According to collection comment datedXX/XX/XX16 foreclosure sale was scheduled for xx.
As per latest collection comment the foreclosure again refers to an attorney on xx
According to the BPO report datedXX/XX/XX18 property is owner-occupied. As per the BPO report, the subject property is a Single Family Residence; overall property condition is an average condition (C4). Personal Property visible; No visible Damage. The BPO Report can be locator on “xx”.

Foreclosure Comments:Collection comment dated XX/XX/XX18 shows that the foreclosure was referred to attorney on xx. No further information regarding foreclosure activity is available in the collection comments.
Bankruptcy Comments:Not Applicable	Not Applicable	Title Evidence Final Truth in Lending Discl. Affiliated Business Disclosure HUD-1 Closing Statement Missing Required Disclosures Loan Program Info Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per collection comment the foreclosure was initiated, the file was referred to an attorney oXX/XX/XX18. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Original Note reflects an Interest only Period of 36 months. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 004444444444   Tape Value: 332100333333333333210003   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444321044444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444400   Tape Value: 300012333333333333021233   Variance:    Variance %:    Comment: The Payment History String reversed is 444440123444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: As per Payment history, Total Debt/ Legal Balance is xx.&#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title policy is missing from the loan file. Title commitment or preliminary report are also not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Estimated HUD-1 or itemization of points and fees are also not available in the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Property Damage (Lvl 2)     "The comment history datedXX/XX/XX16 shows that, the property has some damage. No evidence has been found stating the amount of damage and nature of damage."
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure document is missing from the loan file."										Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60533880	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,222.42	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.125%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.630%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX17	$180,000.00	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on XX/XX/XX07 and was recorded on xx

The chain of assignment has been completed. As currently the  assignment is with xx.

Active liens and judgments are as follows:

There are 4 active HOA liens against the property  in the favor of xx. in the total amount of $xx described as follows:

The 1st lien is in the amount of $xx recorded on XX/XX/XX10 with Instrument | Book/Page# xx
The 2nd lien is in the amount of $xx recorded on XX/XX/XX14 with Instrument | Book/Page#xx
The 3rd lien is in the amount of $xx recorded on XX/XX/XX16 with Instrument | Book/Page#xx
The 4th lien is in the amount of $xx recorded on XX/XX/XX17 with Instrument | Book/Page# xx

There is a Mechanic lien active against the borrower in the favor of xx &
xx in the amount is $xx recorded on XX/XX/XX17 with Instrument | Book/Page# xx

No prior year delinquent taxes have been found. The 2018 Combined Annual tax is due for XX/XX/XX18 in the amount of $xx. The 2017 Combined Annual tax is paid on XX/XX/XX17 in the amount of $xx. The 2016 Combined Annual tax is paid in the amount of $xx.	As ofXX/XX/XX18 payment history, the borrower has been delinquent for 3 months and next payment due date was for XXX/XX18. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date ofXX/XX/XX18. As per payment history, the current UPB is in the amount of xx.
The borrower has been making payments as per the modification interest rate and terms.	Collections Comments:The loan is in collection and next payment due date was for XXX/XX18.
As ofXX/XX/XX18 payment history, the borrower has been delinquent for 3 months and next payment  due date was for XXX/XX18. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date ofXX/XX/XX18. As per payment history, the current UPB is in the amount of xx.
 The borrower has been making payments as per the modification interest rate and terms.
As per collection comments, the non judicial foreclosure was initiated and the file was referred to an attorney on xx
According to the PACER, the borrower xx.
As per latest BPO report datedXX/XX/XX18, the subject property is occupied by owner with average condition and maintained.
No evidence of subject property damage has been found in the collection comments.

Foreclosure Comments:As per collection comments, the non judicial foreclosure was initiated and the file was referred to an attorney on xx.
Bankruptcy Comments:According to the PACER, the borrower xx.	The loan modification agreement was done on 6XX/XX17 between the xx.	Loan Program Info Disclosure
HUD-1 Closing Statement
Right of Rescission
Affiliated Business Disclosure
Title Evidence
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower filed Bankruptcy on XX/XX/XX14 which is Post-Loan Origination as the subject loan closed on XX/XX/XX15. &#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the collection comments, the property is Currently in Foreclosure.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:xx  Variance: 88 (Days)   Variance %:    Comment: The Document Date of the Last Modification is XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: Loan Documentation Type is Full Documentation.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321433233332   Tape Value: 333333233223333333333332   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432143323333. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 233332334123   Tape Value: 233333333333322332333333   Variance:    Variance %:    Comment: The Payment History String reversed is 333323341234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject Property Type is PUD.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The Final Title Policy is missing from the loan file. Neither commitment nor preliminary policy is available in the loan file."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XX/XX/XX17 with new principal balance of xx. As per balloon addendum to loan modification agreement located at xx, the lender agreed to immediately forgive an amount equal to xx which exceeds 2.00% of modified amount. However, the new principal balance is not affected by the adjustment."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The Final HUD-1 is missing from the loan file. Neither Estimated HUD-1 nor Itemization is available in the loan file."	* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated xx shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral that supports to the claim that is xx; however, the unsecured portion is remains in the amount xx. Collection comments do not reflect any cram down comment."
* Active State Tax Lien Judgement. (Lvl 2)     "As per updated title report datedXX/XX/XX18, there are 5 state tax liens against the borrower. 1st was recorded on XXX/XX18 in the amount of xx, 2nd was recorded on XX/XX/XX08 in the amount of xx, 3rd was recorded onXX/XX/XX09 in the amount of xx, 4th was recorded on XXX/XX18 in the amount of xx and 5th was recorded on XXX/XX18 in the amount of xx in favor of Georgia Dept. of Revenue."
* Operative index value is unable to confirm (Lvl 2)     "An operative index value is unable to confirmed from the lenders provided documents."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "An affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Georgia state. The following state disclosures are missing from the loan file:

1.Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees"
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The Final TIL is missing from the loan file."										Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78655346	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,762.17	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.540%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	47.838%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$240,301.61	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx. The Assignment of Mortgage is needed from xx. The property taxes of the year 2018 are paid in the amount of $xx. prior years taxes are not delinquent.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 6 months. The last payment received date is XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX18. The current P&I is xx and rate of interest is 4.00% %. The current unpaid principal balance is in the amount of xx. The borrower is paying according to the loan modification agreement dated xx.	Collections Comments:According to the collection comments as of XX/XX/XX18, he borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 6 months. The last payment received date is XX/XX/XX18 in the amount of xx. The next due date isxx. The current P&I is xx and rate of interest is 4.00% %. The current unpaid principal balance is in the amount of xx. The borrower is paying according to the loan modification agreement dated xx.
Currently the loan is not in active foreclosure.
The bankruptcy not yet filed.
According to the collection comment dated XX/XX/XX17, the borrower has states that the reason for the default is to do repairs of the property. The one time draft in the amount of xx is transferred to the borrower through the agent. The collection comment dated XX/XX/XX17 states that the basement of the property was damaged due to the flood. But the borrower has no funds to repair. According to the collection comment dated XX/XX/XX18, the borrower wants to make the home repairs and need the fund of xx. However; the xx report conducted by the xx" shows the property is in average condition with no visible exterior damages. Further details regarding the damage are not available. Hence; unable to confirm whether the damages are repaired or not.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification was made between xx	Affiliated Business Disclosure Missing Required State Disclosures Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: 1XXX/XX16 Tape Value:XX/XX/XX17 |---| 54 (Days) |----| Comment: Executed modification agreement . Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxXX   Variance %: -0.08%   Comment: Default   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 332112111001000000333333   Variance:    Variance %:    Comment: Per payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 333333000000100111221233   Variance:    Variance %:    Comment: Per payment History   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: Note   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application and HUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Default Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification agreement was made on an effective date oxx. The borrower had given promise to pay the UPB of xx. There is balloon Addendum to the loan modification which state that lender agrees to immediately forgive an amount equal to xx which exceeds the 2% of modification amount."	* Lost Note Affidavit (Lvl 3) "The lost note affidavit is available in the loan file located at "xx'". The original note may be lost, destroyed or damaged. However; the scanned copy of the original note is available in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "MI" state and this state requires following disclosures and all are missing from the loan file.
MI Borrower's Bill of Rights
MI Consumer Caution and Homeownership Counseling Notice
Choice of Insurance Agent"
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is conventional and the LTV isxx%. Hence; the MI certificate is required. However; the MI certificate is missing from the loan file."
* Property Damage (Lvl 2)     "According to the collection comment dated XX/XX/XX17, the borrower has states that the reason for the default is to do repairs of the property. The one time draft in the amount of xx is transferred to the borrower through the agent. The collection comment dated XX/XX/XX17 states that the basement of the property was damaged due to the flood. But the borrower has no funds to repair. According to the collection comment dated XX/XX/XX18, the borrower wants to make the home repairs and need the fund of xx. However; the xx, located at "xx" shows the property is in average condition with no visible exterior damages. Further details regarding the damage are not available. Hence; unable to confirm whether the damages are repaired or not."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,790.39	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19721665	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$6,300.40	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.867%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$473,623.77	Not Applicable	2.625%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx

The chain of assignment is not completed as the subject mortgage is currently assigned to "xx"

Active liens/judgments/prior or junior Mortgage:

1. There is an active junior mortgage is available in the updated title report in the amount of $xx in favor of xx.

2. There is an active junior State Tax Lien is available in the updated title report against xx in the amount of $xx in favor of "xx" and it was recorded onXX/XX/XX09.

3. There is an active junior Abstract Judgment is available in the updated title report against xx and it was recorded on XX/XX/XX16.

4. There an active junior UCC is available in the updated title report against xx.

2017 year annual County taxes of $xxwere paid off.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +30 days and the next due date of payment is 5XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx with the rate 20.625% (xx) for the due date of 4XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
Collections Comments:Tthe subject loan is currently delinquent for +30 days and the next due date of payment is 5XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx with the rate 20.625% (per step#1 in Mod) for the due date of 4XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made onxx.
The servicing comment datedXX/XX/XX18 states the reason for default is bills/over extended.
There is no information found in the PACER regarding filing of Bankruptcy.

The latest BPO report (xx datedXX/XX/XX18 available in the loan file and it states that the subject property is occupied by owner and no damages are reported; it’s in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made onxx with the unpaid principal balance of xx out of which lender permanently forgiven the amount of xx; the remaining principal balance of xx would be the new principal balance.
The Borrower promises to pay the new initial step modified P&I of xx with the new initial step interest rate of 2.625% beginning from 5XX/XX13 and new  the new maturity date of the loan will be XXX/XX47.
Notice of Servicing Transfer Affiliated Business Disclosure Loan Program Info Disclosure Origination Appraisal	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: xx" Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Occupied by Unknown Party   Variance:    Variance %:    Comment: Current occupancy is given in latest BPO is occupied by owner but tape shows unknown party.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX13   Tape Value: 5XX/XX13   Variance: 30 (Days)   Variance %:    Comment: The latest loan was modified on 4XX/XX13 but tape shows 5XX/XX13.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: verified from the note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211121000000   Tape Value: 211211000000000033332110   Variance:    Variance %:    Comment: PH string per updated PH is 000000121112 but tape shows the 24 months string instead of 12 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000121112   Tape Value: 011233330000000000112112   Variance:    Variance %:    Comment: Reversed PH string per updated PH is 000000121112 but tape shows the 24 months string instead of 12 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Property postal code is given in Note as XXXX but tape shows XXXX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: xx   Tape Value: xx  Variance: 1826 (Days)   Variance %:    Comment: Modified maturity date of the loan is XXX/XX47 but tape shows XXX/XX52.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The current UPB is xx but tape shows xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made onxx with the unpaid principal balance of xx out of which lender permanently forgiven the amount of xx; the remaining principal balance of xx would be the new principal balance."	* Deceased Borrower(s) (Lvl 3) "The co-borrower, xx deceased on XX/XX/XX04 and the death certificate is also available in the loan file with locator:xx	* Title Review shows break in assignment (Lvl 2) "The chain of assignment is not completed as the subject mortgage is currently assigned to "xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing a loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is mentioned in final HUD-1 is XX/XX/XX03 which is different than the Note date, XX/XX/XX03."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
																																																																																								* Active State Tax Lien Judgement. (Lvl 2) "There is an active junior State Tax Lien is available in the updated title report against xx in the amount of xx in favor of "xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7962852	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,808.46	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$74,298.03	Not Applicable	3.125%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated on xx.
No active judgment or liens are found pending.
As per updated title report, annual combined taxes for the year of 2017 was paid in the amount of $xx No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 5XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 5XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment foreclosure is not initiated not loan.
Review of PACER, bankruptcy is not initiated on the loan.
According to collection comment borrower is try to modified the loan. As per servicing comment dated 8XX/XX18, forbearance plan  star on xxin the amount of xx. however. collection comment does not shows that plan payment begin or not.
According to latest BPO datedXX/XX/XX18, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on 1XXX/XX16 between xx.	Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure HUD-1 Closing Statement Credit Application Final Truth in Lending Discl. Origination Appraisal	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -17 (Days) |----| Comment: xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321342334444   Tape Value: 333333333333221101003333   Variance:    Variance %:    Comment: Payment history string is 321342334444, tape data shows 3333333333221101003333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444433243123   Tape Value: 333300101222333333333333   Variance:    Variance %:    Comment: Payment History reversed string is 444433243123, tape data shows 33330010122233333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx  Tape Value: xx   Variance:    Variance %:    Comment: Pxx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Total debt per payment history is xx, tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure  is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application along with transmittal is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87257932	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$3,179.24	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	47.801%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on XX/XX/XX06 xx
 .
There are no active judgments and liens found against borrower/ subject property.
The property taxes of the year 2018 are paid in the amount of $xx. Prior years taxes are not delinquent.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received on XXX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is 4XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan has never been modified since the origination. The borrower is paying according to the note agreement.	Collections Comments:According to the latest collection comments as of 8XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received on XXX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is 4XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan has never been modified since the origination. The borrower is paying according to the note agreement.
According to the collection comments and the available documents the foreclosure was initiated on the loan in 2018 with case #xx The foreclosure was referred to attorney on XXX/XX18. However; the collection comment dated XX/XX/XX18 shows, the foreclosure case was completely closed on xx due to the borrower make reinstatement of loan and paid the dues till XX/XX/XX18.
There is no evidence of the filing of the bankruptcy.
According to the collection comments and the latest BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by the owner and is in fair condition with no visible damages.

Foreclosure Comments:According to the collection comments and the available documents the foreclosure was initiated on the loan in 2018 with case #1xx
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Notice of Servicing Transfer	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Loan is Currently in Foreclosure. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender G/L does not require MI.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210123444443   Tape Value: 321033333333321211000010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 210123444443.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 344444321012   Tape Value: 010000112323333333310123   Variance:    Variance %:    Comment: The Payment History String reversed is 344444321012. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xxt   Tape Value:xx   Variance:    Variance %:    Comment: As per Note xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Legal balance per payment history xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Unpaid current principal balance as per payment history is xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The subject property is located in Illinois State. Final Title policy, Appraisal report, Legal description of mortgage shows the County name as "xx". However, 3rd page of mortgage document shows County reference as "xx"."	* Missing Required State Disclosures (Lvl 2) "The property is located in Illinois State. The following state disclosures are missing from the loan file.
1. IL Collateral Protection Insurance Notice
2. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Title shows an assignment chain break (Lvl 2)     "There is a gap/break in chain of assignment of mortgage, the chain of assignment is missing fromxx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40179664	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$8,782.64	8/XX/XX21	xx	No	Court Order/Mediation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	25.594%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on XX/XX/XX01 and was xx
The chain of assignment has been completed. The latest assignment is with xx.
There is a junior mortgage which was originated on XX/XX/XX07 and was recorded on xx.
There is an active judgment against the borrower in the favor of xx. in the amount of $16,798.12 recorded on XX/XX/XX08 with Case#xx.
There is an active judgment against the borrower in the favor of xx. in the amount of $17,218.80 recorded on XX/XX/XX09 with Case#xx
There is an active judgment against the borrower in the favor of xx. in the amount of $52,670.87 recorded on XX/XX/XX09 with Case#xx
There is an active judgment against the borrower in the favor of xx in the amount of $xx recorded on XX/XX/XX11 with instrument# xx
There is an active judgment against the borrower in the favor of xx. in the amount of $366.09 recorded on XX/XX/XX09 with instrument#xx

The 1st installment of 2018 Combined tax have been paid on XX/XX/XX18 in the amount of $xx. The 2nd installment of 2018 Combined tax have been paid on XX/XX/XX18 in the amount of $xx.
No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 11 months and next payment is due for 7XX/XX17. The last payment was received on 6XX/XX17 in the amount xx which was applied for 6XX/XX17. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active foreclosure and next payment is due for 7XX/XX17. The last payment was received on 6XX/XX17 in the amount xx which was applied for 6XX/XX17.
The foreclosure was initiated and the file was referred to an attorney on xx  and the complaint was filed on xx The foreclosure was put on hold due to mediation on 0xx
No records for bankruptcy have been found. The borrower's intention is to keep the property.
The loan modification agreement was found in the loan file and it is located at "xx. The loan agreement was made on XX/XX/XX15 between the borrower xx
The reason for default is a curtailment of an income due to real estate business slowdown. The subject property has been occupied by the owner.  As per the xx. No evidence of damage or repairs was found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney onxx
Bankruptcy Comments:Not Applicable	Not Applicable	HUD-1 Closing Statement Missing Required State Disclosures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The loan LTV at origination was 61.224% and the Lender did not require MI. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance per Payment History is xx#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333321000011321100   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 001123110000123333333333   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose as Cash Out - Other.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is available in the loan file. However, some points and fees are handwritten."	* ROR not hand dated by borrower(s) (Lvl 2) "The ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the New York state. The following state disclosures are missing from the loan file:

1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Mortgage Bankers and Exempt Organizations Preapplication
5.Part 80 Disclosure
6.Alternative Mortgage Transaction Disclosures
7.Co-Signer Notice Requirements
8.Default Warning Notice
9.Smoke Alarm Affidavit
10.New York Real Property Escrow Account Disclosure
11.Subprime Home Loan Counseling Disclosure
12.Subprime Home Loan Tax and Insurance Payment Disclosure
13.Subprime Home Loan Disclosure
14.Commitment Disclosure
15.Lock-in Disclosure
16.Expiration of Lock-in or Commitment Period"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "The Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:Field review	Value: Date: Type:BPO	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60398170	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$11,439.78	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	21.078%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$500,592.61	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	As per updated title report datedXX/XX/XX18, the subject mortgage was originated on 0xx.
The chain of assignment has been completed. The current assignment is with xx.
No active judgments or liens have been found.
The 2018 Borough1st installment taxes have been paid in the amount of xx
The 2018, Borough 2nd installment taxes are due in the amount of xx till due date 1XXX/XX18.
The 2019, Borough 3rd installment taxes are due in the amount of xx till due date XXX/XX19.
The 2019, Borough 4th installment taxes are due in the amount of xx till due date 4XX/XX19.
No prior year’s delinquent taxes have been found.
The review of the payment history shows that the borrower is delinquent for 10 months and the next due for the payment is 8XX/XX17. The last payment was received on 7XX/XX17 in the amount of xx which was applied to due date 7XX/XX17. The UPB reflected in latest payment history is in the amount of xx. The current P&I is xx and PITI is xx. The borrower is making payments as per the modification.
Collections Comments:The review of the servicing comments shows that the loan is in the collections and the next due for the payment is 8XX/XX17. The last payment was received on 7XX/XX17 in the amount of xx which was applied to due date 7XX/XX17. The UPB reflected in latest payment history is in the amount of xx. The current P&I is xx and PITI is xx. The borrower is making payments as per the modification.
The loan has been modified once since origination. The borrower wants to retain the subject property.
The foreclosure was initiated and referred to an attorney on xx
As per the comment datedXX/XX/XX16, the foreclosure was put on hold due to litigation. However, the litigation was closed onXX/XX/XX16.
No bankruptcy activity has been found.
As per the servicing comments, the subject property is owner-occupied and the subject property is in average condition. There are no comments related to damage to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to attorney on xx
Bankruptcy Comments:Not Applicable	This loan modification agreement was made between xx
The borrower promises to pay the new UPB in the amount ofxx at an annual fixed modified interest rate of 4%  and new P&I in the amount of xx beginning from 5XX/XX17 till the maturity date 4XX/XX52.The loan has been modified once since origination. There is no provision for the balloon payment.
HUD-1 Closing Statement Missing Required State Disclosures Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: 5XX/XX17 Tape Value:XX/XX/XX17 |---| -5 (Days) |----| Comment: As per modification agreement, the last modified on 5XX/XX17. However, the tape data reflects onXX/XX/XX17.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As this is a conventional loan and LTV is 28.846%, MI is not required.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333210000333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444 However, the tape data reflects string is 3333333333210000333333333.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333000012333333333   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444 However, the tape data reflects string is 3333333330000012333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinance is Cash Out -Other. However, the tape data reflects lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1, the purpose of the transaction is Cash Out. However, the tape data reflects Refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: As per payment history, the total debt is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is available in the loan file; however, few of the points and fees are hand written."
* Litigation (Lvl 3) "As per the comment datedXX/XX/XX16, the foreclosure was put on hold due to litigation. Further details of litigation issue not provided. According to comment dated xx FC was still on hold for litigation issue."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88172672	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$10,679.76	9XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	20.415%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$298,254.86	Not Applicable	3.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title reportXX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The last assignment was done from xx
There are no active liens and judgments against the borrower.
The combined first and second installment taxes for the year 2018 have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 9 months and the next due date was 9XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx with the rate of interest 3%. The UPB reflected is in the amount of xx.
The loan has been modified twice since origination. The first modification was made on xx.
The second loan modification which was made on xx.	Collections Comments:According to the servicing comments, the loan is in active foreclosure and the next due date was 9XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx with the rate of interest 3%. The UPB reflected is in the amount of xx.
The loan has been modified twice since origination. The first modification was made on xx, the new principal balance is xx. The borrower promises to pay xx with the rate of interest 3% beginning from 1XXX/XX16 till the maturity date 9XX/XX55.
The reason for default was unemployment.
The borrower is not interested in listing the property. He wants loan modification to bring the loan current.
No post-closing bankruptcy activity has been found.
The foreclosure was initiated in 2018. The file was referred to an attorney on xx
According to the BPO report datedXX/XX/XX18, the subject property is occupied by an unknown party and average condition with no damages or repairs.
Foreclosure Comments:The foreclosure was initiated in 2018. The file was referred to an attorney onXX/XX/XX16. xx had filed complaint against the borrower on xx with the case# xx
Bankruptcy Comments:Not Applicable	The loan has been modified twice since origination. The first modification was made on xx. The second loan modification which was made on xx 9XX/XX55.	HUD-1 Closing Statement Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Lender does not required MI. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444321000   Tape Value: 333333332100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444321000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000123444444   Tape Value: 000000000000001233333333   Variance:    Variance %:    Comment: The Payment History String reversed is 000123444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: xx;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file located at xx”. However, some points and fees are hand written. The same document is considered to check compliance test."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following state disclosures are missing from the loan file.
1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78381515	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,246.73	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX17	$279,939.68	Not Applicable	5.250%	xx	XX/XX/XX17	Extend Term	According to updated title report datedXX/XX/XX18, the subject mortgage was originated onxx
There is civil judgment open against the borrower in the amount of xx which was recorded onXX/XX/XX06 in favor of xx combined annual taxes have been paid off in the amount of xx on XX/XX/xx17.
No prior years delinquent taxes have been found.
The payment history datedXX/XX/XX18 shows that the borrower is delinquent for 1 Month and next payment due date is 6XX/XX18. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date on 5XX/XX18.The current UPB is in the amount of xx. Borrower is making payments according to the Modification Plan. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB, Stated rate and P&I as per tape data.
Collections Comments:According to the servicing comments the borrower is delinquent for 1 Month and next payment due date is 6XX/XX18. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date on 5XX/XX18.The current UPB is in the amount of xx. Borrower is making payments according to the Modification Plan. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB, Stated rate and P&I as per tape data.
The Loan Modification agreement was made on an effective date of xx

According to the servicing comments the foreclosure was initiated in 2015 and the xx

The latest comment datedXX/XX/XX18  state that the property is occupied by unknown party. No visible damages were reported to the property.
The comment dated 5XX/XX18 state that damages were reported to the roof and loss draft. The total estimated cost of damages is not mentioned; however, no evidence found in the comment which states whether the repair has been done. The BPO report dated 6XX/XX17 does not reflect the damage or repair to the property.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated in 2015 and the sale has been scheduled on xx. No further details have been found.
Bankruptcy Comments:Not Applicable	Since origination the loan was modified 2 times. First mod was made on xx.
The Loan Modification agreement was made on an effective date of xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.25 % with P&I xx with Fixed amortized type and the first payment had begun from xx.
Origination Appraisal Initial Escrow Acct Disclosure Credit Application Right of Rescission Final Truth in Lending Discl. Title Evidence Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: Current Occupancy as per the tape data is Owner or Former: Primary and as per the actual data provided to us is unavailable..&#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in Foreclosure? as per the tape data is No and as per the actual provided to us is Yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 49 (Days)   Variance %:    Comment: xx
Field: Payment History String   Loan Value: 112101110110   Tape Value: 212100111001003333333333   Variance:    Variance %:    Comment: Payment History String as per the tape data is 212100111001003333333333 and as per the actual provided to us is 112101110110&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 011011101211 Tape Value: 333333333000100111021212 Variance: Variance %: Comment: Payment History String Reversed as per the tape data is 333333333000100111021212 and as per the actual provided to us is 011011101211&#xxD; Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file also the commitment or preliminary policy are not available."	* Missing Appraisal (Lvl 2) "The Appraisal Report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as This loan failed the TILA APR test and TILA right of rescission test.
TILA APR Test: FAIL loan data:0.000% Comparison data:5.447%  variance:-5.447%.
Final TIL is missing from the loan files. However, APR updated as 0.000% hence, annual percentage rate is less than stated original rate.
ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "Missing required list of service providers"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated Business Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "The comment dated 5XX/XX18 state that damages were reported to the roof and loss draft. The total estimated cost of damages is not mentioned; however, no evidence found in the comment which states whether the repair has been done. The BPO report dated 6XX/XX17 does not reflect the damage or repair to the property."
* XXX TILA Test Failed (Lvl 2)     "Final TIL is missing from the loan files. However, APR updated as 0.000% hence, annual percentage rate is less than stated original rate. ROR is missing from the loan file.

This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.447%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

This loan failed TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the
																																																																																								notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92754672	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Hawaii	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,963.45	8/XX/XX21	xx	No	FEMA Disaster	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	50.407%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$854,402.08	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
Active judgments or lies are as follows:
1. There was an IRS lien against borrower xx in the amount of xx, which was recorded onXX/XX/xx10. However, the   certificate of Release of the IRS lien attached with updated title report states that same lien has been released(Satisfied the taxes), which was recorded on XX/XX/xx16
2.  There is one credit card judgment against the borrower "xx in the favor of xx, recorded on XX/XX/XX15
The combined first installment taxes for the year 2018 have been paid in the amount of xx.
The 2nd installment of property taxes for the year 2018 have been due in the amount of xx
No prior years delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 the borrower is currently delinquent for 9 months and next due date was for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.	Collections Comments:The current status of the loan is active in foreclosure and next due date was for xx. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.
The loan has been modified, this step Modification agreement was signed between borrower "xx" and Servicer "xx".
According to modified terms, the modified principal balance is xx with step interest rate starting at 2.00% and the borrower promises to pay P&I in the amount of  xx beginning from 9XX/XX16. The new maturity date will be xx
The borrower had not filed bankruptcy since origination.
The foreclosure was initiated in 2011.  The judicial complaint was filed on XX/XX/XX11 under case#xx
The reason for default is an illness in family and intention of the borrower is to retain the property.  The borrower has been under review for modification with no progress.
As per the BPO report dated XX/XX/XX18, the subject property is owner-occupied and C4 in condition.

Foreclosure Comments:The foreclosure was initiated in 2011.  The judicial complaint was filed on xx.
Bankruptcy Comments:Not Applicable	This step Modification agreement was signed between borrower xx.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower #1 Middle Name Loan Value:xx Tape Value: L |---| |----| Comment: As per note, xx. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: As per Payment history, the corporate advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: As per servicing comments., current foreclosure status is Complaint filed; However, the tape reflects as Referred to Attorney.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Valuexx   Tape Value: xx  Variance: 76 (Days)   Variance %:    Comment: xx
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI for this loan.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX16   Tape Value: 9XX/XX21   Variance: 1826 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: The Modification reflects the Modification Step 1 Rate as 2.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 9XX/XX21   Tape Value: 9XX/XX22   Variance: 365 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as XX/XX/XX21.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.5%   Variance:    Variance %: -0.50%   Comment: The Modification reflects the Modification Step 2 Rate as 3.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333332222221100003333   Variance:    Variance %:    Comment: As per payment history, the reversed payment string is 4444xxx; However, the tape reflects as 333xxx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333300001222222233333333   Variance:    Variance %:    Comment: As per payment history, the payment string is 4444xxx; However, the tape reflects as 333xxx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Final 1003 reflects purpose of refinance as Cash Out; However, the tape data reflects as Lowe Rate or terms.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is Cash Out; However, the tape reflects as Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per payment history, the total balance is xx; However, the tape reflects as xx. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Settlement date is different from note date (Lvl 2)     "As per Note, note date is XX/XX/XX08. However, in the HUD-1 settlement date shows xx."
* Title holder is not an individual (Lvl 2)     "The loan was originated with xx. The mortgage was signed byxx
* Property Damage (Lvl 2)     "According to servicing comment datedXX/XX/XX18, disaster event (Hxx))  was reported. Following servicing comment dated 7XX/XX18 states that property possiblly affected by storms and mudslides. However, details regarding the damage or repair is unavailable. Property inspection report datedXX/XX/XX18 located at "xx" reflects no damage to the proeprty."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhe loan data is  xx and comparison data is xx; hence, the variance is -xx.
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
The loan data is  xx and comparison data is xx; hence, the variance is -xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "An affiliated business agreement disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR document is not hand dated by the borrower."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in Hawaii State. The required state disclosure Reciprocal Beneficiary/ Civil Union Addendum to Uniform Residential Loan Application missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96817606	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,239.69	8XX/XX21	xx	Yes	2FBDDBCA-1E71-487F-8C8A-BE182886EF51	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.990%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/XX18 shows the subject mortgage was originated on 1xx
Active judgments and liens found pending are as follows:
There is senior active child support judgment lien against subject borrower which is in the amount of xxx recorded on XXX/XXx0 and filed by xx.
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated fromXX/XX/XX16 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX14, and the next due date is 4XX/XX14. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan currently is in active foreclosure Available servicing comments state that foreclosure was initiated in loan and was referred to an attorney on xx. The litigation matter is still open. There is no active bankruptcy against the subject borrower. As per latest BPO datedXX/XX/XX18 the subject property is in average condition.

Foreclosure Comments:Available servicing comments state that foreclosure was initiated in loan and was referred to an attorney on xx
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Complaint Filed Tape Value: Judgment Entered |---| |----| Comment: The FC status is complaint filed Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history is 444444444444   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: HUD-1 transaction is purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Application transaction is purchase.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Legal balance is xx Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to the available death certificate located at "“xx”" the primary borrower "xx on XX/XX/XX15."
* Litigation (Lvl 3) "Available servicing comments state that foreclosure was initiated in loan and was referred to an attorneyxx. The litigation matter is still open."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL, loan data: xx, comparison data: xx, variance: -xx"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service provider is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The risk indicator is moderate due to TILA Finance Charge Test failed."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62356141	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$1,091.69	$4,254.25	8/XX/XX21	xx	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	55.631%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$170,975.28	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx
There is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from "xx

Active liens/judgments/prior or junior Mortgage:

1. There is an active junior State tax lien judgment is available in the updated title report against xx in the amount of xx in favor of "xx and it was recorded on xx.

3rd installment of 2018 year Combined taxes of xx are delinquent which were due on 8XX/XX18.
4th installment of 2018 year Combined taxes of xx are due on 1XXX/XX18.
The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +240 days and the next due date of payment is 8XX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 7XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
Collections Comments:The subject loan is currently in active foreclosure; the subject loan is currently delinquent for +240 days and the next due date of payment is 8XX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 7XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
There is no information found in the PACER regarding filing of Bankruptcy.
The latest BPO report (xx) datedXX/XX/XX18 available in the loan file and it states that the subject property is occupied by owner and no damages are reported; it’s in average condition. "As Is" value of the property is xx.
The foreclosure proceedings were initiated on the loan by referring it to Attorney on 1XXX/XX17 and the complaint was filed onXX/XX/XX18. The judgment is not entered yet.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx.	The loan was modified on 11XXX/XX16 with the new principal balance of xx out of which xx has been forgiven and the interest bearing amount would be in the amount of xx. The borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 4.000% beginning from 1XXX/XX16 to the new maturity date of 9XX/XX51.	Initial Escrow Acct Disclosure Origination Appraisal Missing Required State Disclosures Credit Application	Field: Doc Date of Last Modification Loan Value: 1XXX/XX16 Tape Value: 1XXX/XX16 |---| 67 (Days) |----| Comment: Doc Date of Last Modification is 1XXX/XX16 however the tape data shows it 1XXX/XX16. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333211100001133333   Variance:    Variance %:    Comment: Payment history String is 001122233334 however the tape data shows it 33333333332111111000011333333.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333331100101112333333333   Variance:    Variance %:    Comment: Payment History String Reversed is 43333322221100 howerver the tape data shows it 3333311001011123333333333333.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Total Debt / Legal Balance per Payment History is xx however the tape data shows it xx&#xxD; Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate" as this loan failed the xx
Prohibited Fees Test: FAIL for Commitment fee in 800 section   Charged: xx    Allowed: xxx     Over by: +xx"
* Active State Tax Lien Judgement. (Lvl 2)     "There is an active junior State tax lien judgment is available in the updated title report against Dxx  in favor of "xx
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state (NJ) disclosures are missing from the loan file:

1. NJ Attorney disclosure
2.  Unacceptability of Insurance Notice
3.  Attorney Disclosure II
4. Private Well Testing
5.  Choice of Insurer Disclosure
6. Tax Bill Information"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the xx
Prohibited Fees Test: FAIL for Commitment fee in 800 section   Charged: xx    Allowed: xxx     Over by: +xx"
* Application Missing (Lvl 2)     "The copy of final 1003 is provided in loan file is illegible and it is difficult to read the data to update."
																																																																																								* Application Not Signed by All Borrowers (Lvl 2) "The copy of final 1003 is provided in loan file is illegible and it is difficult to read the data to update."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99130669	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,485.40	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	40.248%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$110,831.70	Not Applicable	4.625%	xx	XX/XX/XX13	Financial Hardship	As per the updated title report dated XX/XX/XX18 the subject mortgage was originated on xx.
There are 3 junior mortgages against the borrower.
The first was recorded on XX/XX/XX04 with lender The xx nd recorded on XX/XX/XX04 in the amount of xx.
The second was originated on XX/XX/XX04 with lenderxx
The 2015-2016  and 2017-2018 county taxes are paid in the amount of xx, with no prior delinquency.
According to the payment history as of datedXX/XX/XX18, the borrower is currently delinquent for 23 months. The last payment received on XX/XX/XX17, the payment applied date 6XX/XX16 and the next due date for payment is 7XX/XX16. The P&I is in the amount of xx and PITI is xx with the interest rate of 4.625%. The UPB reflected as per the payment history is in the amount of xx. The borrower has made last payment as per modification made on XXX/XX13.	Collections Comments:The loan is currently in the collection. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 23 months. The last payment received on XX/XX/XX17, the payment applied date 6XX/XX16 and the next due date for payment is 7XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The loan has modified on xx in between the borrower xx.
As per the servicing comments dated XX/XX/XX18, the file was referred to an attorney xx.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx
As per the exterior BPO report dated XX/XX/XX18, the subject property is in average condition, no comments regarding the damage or repair have been found. The As-Is Price and Repaired Price is xx.

Foreclosure Comments:As per the servicing comments dated XX/XX/XX18 the file was referred to an attorney on xx.
Bankruptcy Comments:According to the PACER, the borrower xx. POC not filed. The case was discharged on xx.	According to the modification, the loan was modified onxx. This loan was modified only once since origination.	Notice of Servicing Transfer Title Policy	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the servicing comments the file was referred to an attorney , however tape reflects the currently in foreclosure as no .   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 33333333333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 33333333333333.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: xx however tape reflects 2547 W Aztlan Court.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: As per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file. The values are updated as per commitment , located at xx	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81977896	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,519.03	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.625%	First	Final policy	Not Applicable	Not Applicable	Unavailable	$360,789.42	Not Applicable	6.125%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report datedXX/XX/XX18 states that the subject mortgage was originated on .
The chain of the assignment has been completed currently. The mortgage is with .
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There are many civil judgments in the total amount of xx which was filed by several plaintiff .
2. There are many state tax lien in the total amount of xx was filed by the several plaintiff .
Annual county taxes have been paid in the amount of xx .
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 1XXX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 4XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. Current interest rate as per payment history is 4.000%. Borrower is currently making the payment according to the modification terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 1 month behind his scheduled payments.
Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment and the property inspection report locator ("xx) dated on xx shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
No BK was filed by the borrower till date.
No information is available to understand the current status of foreclosure process.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan mod occured due to financial hardship. New prinicipal is xx. New intrest rate at the beginning of the mod was 4.000%. and the new Pxxs xx. Maturity date is 4XX/XX52.	Modification Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value:XX/XX/XX17 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI is NA   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121100110101   Tape Value: 221001121110003333333332   Variance:    Variance %:    Comment: Payment history is 1010110001121.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 101011001121   Tape Value: 233333333000011121110122   Variance:    Variance %:    Comment: Payment history reversed is 1010110001121.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx, Interest Rate of 6.125% and the maturity date of XX/XX/XX38. The P&I as per payment history is xx and interest rate is 4.000%. There is a reduction in P&I and interest rate with respect to Note data which seems that there would be a possibility of modification. As per tape data, the loan has been modified on xx with a modified principal balance of xx. First modified payment due on xx with P&I of xx at the interest rate of 4.000%. Also comment dated XX/XX/XX18 reflects that loan has been recently modified which will be effective from xx. However, the loan modification document is missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1, settlement date is xx. However, note date is xx"
* Active State Tax Lien Judgement. (Lvl 2)     "Updated title report dated onXX/XX/XX8, states that there are many state tax liens against the subject borrower in the total amount of xxand which was filed by the several plaintiff ."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80076409	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,077.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	4.875%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	22.967%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the mortgage which was dated xx
There is a junior mortgage in the amount of xx in the favor of xx.
The State Tax Lien in the amount of xx in the favor of Georgia Department of Revenue which was recorded on XX/XX/XX18.
The taxes for the year 2018 are due in the amount of xx and due date is XX/XX/xx18.
Review of the payment history states that the borrower has been delinquent for more than 2 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the amount of xx.	Collections Comments:The loan is delinquent for more than 2 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the amount of xx.
No foreclosure or bankruptcy activity found.
The updated title report states that there is a junior mortgage and a state tax lien. The taxes for the year 2018 are due.
The reason for default is the borrower lost the job. The borrower intents to keep the home.
The occupancy is occupied by the owner and no damages were found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Initial Escrow Acct Disclosure Loan Program Info Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No MI required. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the note.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210123430120   Tape Value: 321033321021001012100030   Variance:    Variance %:    Comment: As per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 021034321012   Tape Value: 030001210000120123310123   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per the PUD rider.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative index value from the loan files."
* Active State Tax Lien Judgement. (Lvl 2)     "As per the updated title report, there is  State Tax Lien in the amount of xx in the favor of Gxx."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Service Transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98574528	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$3,084.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onxx
The chain of assignment has been completed. Currently, the assignment is from xx.
There is one IRS lien against the borrower in favor of Department of The Txx.
The 2017 annual taxes are paid for the amount of xx.
The 2018 annual taxes are due to for the amount of xx.
No, any prior delinquent taxes are found.
According to payment history, the borrower delinquent more than 4 months and next due for XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of P&I is xx with interest rate 7.125%. As per tape data, the new UPB is xx. However, the borrower making payment as per note rate.

Collections Comments:According to payment history, the borrower delinquent more than 4 months and next due for XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of P&I is xx with interest rate 7.125%. As per tape data, the new UPB is xx. However, the borrower making payment as per note rate.
The loan is in the collection and next due for XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of P&I is xx with interest rate 7.125%. As per tape data, the new UPB is xx. However, the borrower making payment as per note rate.
The reason for default is curtailment income.
The loan has been not modified since origination.
The borrower yet not filed bankruptcy.
As per comment dated 8XX/XX16, the foreclosure was set o xx. No further details are found regarding foreclosure. No foreclosure or bankruptcy activity found.
The inspection report dated 1XXX/XX17, the subject property is owner-occupied with good condition. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower First Name Loan Value: XXXX Tape Value: XXXX |---| |----| Comment: The Note reflects the Co-Borrower's First Name as XXXX. &#xxD; Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: Txx  Variance:    Variance %:    Comment: xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No MI required.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value: xx   Variance: 5 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: 332103210132101101321031   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432144444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 130123101101231012321233   Variance:    Variance %:    Comment: The Payment History String reversed is 444444441234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "The lost note affidavit has been found in the loan file located at “Lxx”, which states that the original note has been misplaced or destroyed. However, the duplicate copy of the note is available in the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 3) "The borrower name spell is different from recorded mortgage and warranty deed. As per the recorded mortgage ( xx), the borrower name is “xx	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to the updated title report datedXX/XX/XX18, there is one IRS lien against the borrower in favor of Department of The Treasury- IRS for the amount of xxwhich was recorded onXX/XX/XX17."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia State. The following state disclosures are missing from the loan file.
1.Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9737288	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,664.99	8XX/XX21	Not Applicable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.718%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$154,356.28	Not Applicable	7.250%	xx	XX/XX/XX18	Financial Hardship	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. The last assignment was done From The xx
The Town  1st, 2nd Installment Taxes For The Year 2018 Have been paid in the Amount Of xx.
The Town   3th, 4th Installment Taxes For The Year 2018 Have due in the Amount Of xx.
No Prior Year Delinquent Taxes Have Been Found.
As ofXX/XX/XX18 payment history, the borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 7.250 % and the current P&I is xx, the PITI is xx.As per the payment history, the UPB is reflecting is in the amount of xx However, the borrower has been making the payment as per the current modification which was executed on XXX/XX18.	Collections Comments:The loan currently is in active foreclosure. As per the foreclosure document, the foreclosure was initiated in 2015 and file was referred to an attorney xx payment history, the borrower is delinquent for 3 months on the loan and next payment due date is for XXX/XX18. As per the payment history, the last payment was received onXX/XX/XX18. As per the payment history, the current interest rate is 7.250 % and the current P&I is xx, the PITI is xx.As per the payment history, the UPB is reflecting is in the amount of xx. However, the borrower has been making the payment as per the current modification which was executed on XXX/XX18. As per the servicing comment the reason for default is Excessive obligation. The intention of the borrower is to retain the property. According to servicing comment 3rd Trial Payment 1XXX/XX, Modification 1st trial payment due xx .No issues pending in LPS at this time. Unable to determine the plan is successfully done. However, the borrower has been making the payment as per modification (trial) plan which was executed on xx. And the servicing comment does not reflect cram down. As per collection comment datedXX/XX/XX18 property is owner Occupied. According to the inspection report datedXX/XX/XX18, the property is Owner Occupied. And, no visible damage-exterior Property condition is good.

Foreclosure Comments:As per the foreclosure document, the foreclosure was initiated in 2015 and file was referred to an attorney on xx.
Bankruptcy Comments:Not Applicable	The modification agreement was made between xx . The loan has been modified three times since origination. The loan was first modified with UPB xx in the 1XXX/XX14. The modification agreement located at “xx”.The second time loan was modified with UPBxx. The modification agreement is located at “xx”.
However, the borrower has been making the payment as per the current modification which was executed on2 XX/XX18.
Missing Required Disclosures Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xxxx |----| -1.00% Comment: As per Payment history Corporate Advance Recoverable balance is xx Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per collection comment foreclosure was initiated on 2015, Hence currently foreclosure is yes.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx   Variance: -3 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: xx% and the Lender did not require MI according to the Final DU.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per Payment history Escrow Balance is xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321444444444   Tape Value: 333210333333333333321333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444123   Tape Value: 333123333333333333032333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444123. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xxl   Variance:    Variance %:    Comment: As per Note Document property address street xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per final Application purpose of refinance is Cash Out.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per Final HUD-1 purpose of transaction is cash out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: As per Payment history, Total Debt/ Legal Balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 not signed by borrower."	* Missing Required Disclosures (Lvl 2) "List of Service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject mortgage located in New Jersey, However, the following state disclosure are missing from the loan file.
·NJ Application Disclosure
·Delivery Fee Authorization
·NJ Attorney Disclosure
·The unacceptability of Insurance Notice
·Attorney Disclosure II
·Tax Bill Information
·Private Well Testing
·Lock-In Agreement
·Commitment Disclosures
·Choice of Insurer Disclosure
·Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Settlement date is different from note date (Lvl 2)     "As per loan note date is xx and the settlement date is xx. Hence settlement date is different from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82161177	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	xx	$0.00	$846.89	8XX/XX21	Unavailable	No	Court Order/Mediation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mid Rise Condo (5-8 Stories)	xx	xx	Primary	Yes	Yes	Yes	32.122%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx

The chain of assignment has been completed.

There are two active senior HOA liens against the subject property in favor of xx. in the total amount of xx which was recorded on XXX/XX95 andXX/XX/XX97. Hence, the lien position of the subject mortgage has been changed to other.

Annual county taxes for the year 2015, 2016 and 2017 have been paidin the amount of xx, xx and xx respectively.

No prior years delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 67 months and the next due date is 1XXX/XX12. The last payment details are not available. The current UPB is in the amount of xx. The current P&I is in the amount of xx and the current PITI is xx. The borrower has been making the payments as per the Note.	Collections Comments:The review of the servicing comments shows that the loan is in the collection and the next due date is xx. The last payment details are not available. The current UPB is in the amount of xx. The current P&I is in the amount of xx and the current PITI is xx. The borrower has been making the payments as per the Note.
As per comments, the reason for default is the curtailment of income. The borrower wants to retain the subject property.
The loan has never been modified since the origination of the loan.
The foreclosure was initiated. The file was referred to an attorney on xx, the complaint was filed and the service was completed. However, the foreclosure was put on hold as the file was transferred to loss mitigation and trial plan was given. Later, the foreclosure was resumed as the trial plan was fialed but as the borrower filed the complaint against the lender, loan was in litigation; hence, the foreclosure was put on hold. As per the comment dated 7XX/XX18, the litigation issue was resolved and the hold was removed. The foreclosure was resumed but on xx.
The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.
BK was discharged on xx. There is no comment indicating a cramdown.
As per the latest comments, the subject property has been occupied by the owner and is in average condition. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx, the complaint was filed and the service was completed. However, the foreclosure was put on hold as the file was transferred to loss mitigation and trial plan was given. Later, the foreclosure was resumed as the trial plan was fialed but as the borrower filed the complaint against the lender, loan was in litigation; hence, the foreclosure was put on hold. As per the comment dated 7XX/XX18, the litigation issue was resolved and the hold was removed. The foreclosure was resumed but on xx, xx
Bankruptcy Comments:According to the PACER, the borrowers had filed the bankruptcy under xx with the xx.
The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx There is no comment indicating a cramdown.	Not Applicable	Missing Dicsloures Missing Required State Disclosures Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the PACER, xx
Field: Current Foreclosure Status   Loan Value: Service Completed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: Review of the servicing comments shows that the current foreclosure status is Service Completed.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: HUD1 shows the MI is xxx   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the latest payment history, the escrow balance is xx  Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per payment history, the payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the property address as XXXX.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Mid Rise Condo (5-8 Stories)   Tape Value: Low Rise Condo (1-4 Stories)   Variance:    Variance %:    Comment: As per the application the subject property type is 7 stories.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: Total debt/legal balance as per the payment history is in the amount of xx Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per the updated title report, there are two active senior HOA liens against the subject property in favor of xx in the total amount of xx which was recorded on XXX/XX95 andXX/XX/XX97. The subject property is located in state of Florida which is a super lien state. There is risk of property getting foreclosed. This issue can be cured by paying off the above unpaid liens along with the applicable interest and late fees."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* Title Rvw shows lower lien position than loan docs (Lvl 2) "As per the updated title report, the subject mortgage is in lower lien position as there are two active senior HOA liens against the subject property in favor of xx in the total amount of xx which was recorded on XXX/XX95 andXX/XX/XX97. The subject property is located in state of Florida which is a super lien state."
* Missing Required Disclosures (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Litigation (Lvl 2)     "As per comments, there was a litigation and the borrower had filed a complaint against the lender; however, as per the comment datedXX/XX/XX18, the litigation was resolved and hold was removed."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state.
The following state Disclosures are missing from the loan file:
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure
5. NJ Application Disclosure
6. Delivery Fee Authorization
7. NJ Attorney Disclosure
8. Unacceptability of Insurance Notice
9. Attorney Disclosure II
10.Tax Bill Information
11.Private Well Testing
12.Lock-In Agreement
13.Commitment Disclosures
14.Choice of Insurer Disclosure
15.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6257698	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,149.84	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.770%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$95,263.00	Not Applicable	4.375%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
Active judgments and liens against the borrower as follow.
There is one child support lien against xx in the amount of xx in favor of xx which was recorded onXX/XX/xx03.
There is one state tax lien against the borrower in the amount of xxx0 in favor of xx which was recorded onXX/XX/XX10.
There are two judgments in the amount of xx in favor of Office of the Public Defender which were recorded onXX/XX/XX18 andXX/XX/XX18.
There is one judgment in the amount of xx which was recorded onXX/XX/xx15 in favor of xx.
 There is one judgment in the amount of xx in favor of xx which was recorded on 1XXX/XX09.

According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX15 to XX/XX/XX18. The last payment was received in the amount of xx which was applied for the due date XX/XX/XX15. The last payment received date is not available. The current UPB is xx. The current P&I is xx and the current interest rate is 4.375%. The borrower is making the payments according to the modification agreement dated xx.	Collections Comments:According to the servicing comment and document available in the loan file the foreclosure was initiated and the complaint was filed on xx.
he borrower has been delinquent from XX/XX/XX15 to XX/XX/XX18. The last payment was received in the amount of xx which was applied for the due date XX/XX/XX15. The last payment received date is not available. The current UPB is xx. The current P&I is xx and the current interest rate is 4.375%. The borrower is making the payments according to the modification agreement dated xx.
The loan modification agreement was made on an effective date of xx between xx. The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 4.375 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX15 and ends with the maturity date of xx.
According to the updated title report datedXX/XX/XX18 the 3rd installment utility charges for water/sewer has been delinquent total in the amount of xx for the due date ofXX/XX/XX118.

According to the latest BPO report datedXX/XX/XX18 and located at "xx" the property required the minor roof repair with estimated cost of repair xx; however there is no further information provided regarding damage has been repaired or not.
The subject property is owner occupied.

Foreclosure Comments:According to the servicing comment and document available in the loan file the foreclosure was initiated and the complaint was filed onxx
Bankruptcy Comments:Not Applicable	The loan modification agreement was made on an effective date of XX/XX/XX14 between xx.	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: the loan was modified. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: purpose of transaction is lower rate term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: cash out % is less than 2.00%.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: total debt amount as per payment history is xx,80478 Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "this loan failed ThisXXX prohibited fees test.
Prohibited Fees Test: FAIL loan data:xx comparison data:xxx variance:+xx.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrowers."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Property Damage (Lvl 2)     "According to the latest BPO report datedXX/XX/XX18 and located at "xx" the property required the minor roof repair with estimated cost of repair xx; however there is no further information provided regarding damage has been repaired or not."
* Water/Sewer Taxes (Lvl 2)     "According to the updated title report datedXX/XX/XX18 the 3rd installment utility charges for water/sewer has been delinquent total in the amount of xxfor the due date ofXX/XX/XX118."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The XXX Risk indicator is Moderate as this loan failed ThisXXX prohibited fees test.Prohibited Fees Test: FAIL loan data:xx comparison data:xxx variance:+xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$300.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77554557	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,933.84	8/XX/XX21	xx	Yes	Court Delay	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$321,972.44	Not Applicable	6.250%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/XX18, the loan was originated on xx.

There is no active judgments or liens found against the borrower/ property.

The property taxes of the year 2018 are paid in the amount of 2,933.84. Prior years taxes are not delinquent.	According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX15 to XX/XX/XX18. The last payment was received in the amount of xx which applied for the due date XX/XX/XX15. However; the last payment received date is not available in the payment history. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 6.250%. The borrower is paying according to the modification agreement dated xx.	Collections Comments:According to the latest collection comment as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX15 to XX/XX/XX18. The last payment was received in the amount of xx which applied for the due date XX/XX/XX15. However; the last payment received date is not available in the payment history. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 6.250%. The borrower is paying according to the modification agreement dated xx.
According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2014. The foreclosure complaint was filed on xx. Further details regarding the foreclosure are not available.
The bankruptcy has not yet filed by the borrower.
According to the collection comments and the latest BPO report dated XX/XX/XX18, located at "xx" the subject property is occupied by the owner and is in fair condition with no visible damages.

Foreclosure Comments:According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2014. The foreclosure complaint was filed on xx. Further details regarding the foreclosure are not available.
Bankruptcy Comments:Not Applicable	The loan modification agreement made on XX/XX/XX15 between xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: verified from the payment history&#xxD; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Loan modification in the file   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI not required   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: verified from the 1003 and the hud-1   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: verified from the 1003 and the hud-1&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 9XX/XX15   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: verified from the payment history&#xxD; Tape Source: Initial Tape Type:	B	* Litigation (Lvl 2) "According to the collection comment dated XX/XX/XX18, the foreclosure was put on hold due to the litigation. However; the collection comment dated XX/XX/XX18, shows the hold was ended created due to the litigation."
* XXX TILA Test Failed (Lvl 2)     "This loan is failed for:-
1) TILA APR Test:
Loan Data xx Comparison Data xx  Variance  -xx* Missing Required State Disclosures (Lvl 2)     "The Subject property is located at "New York" state and this state requires following disclosures and all are missing from the loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Pre application
Co-Signer Notice Requirements
Default Warning Notice
Commitment Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to
1) TILA APR Test:"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1689764	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,104.38	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	69.249%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX17	$148,704.35	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject Mortgage was originated on.
The chain of assignment has been completed. The current assignment is with .
There are two junior active children Support Lien against the borrower xx in the favor of xx which were recorded onXX/XX/xx11 and 1XXX/XX16, however, the borrower’s name mentioned on the supportive document does not match with the primary borrower’s name.
2016-2017 county first and second installment taxes have been paid in the total amount of xx.
2017-2018 county first and second installment taxes have been paid in the total amount of xx.
No prior year’s delinquent taxes have been found.

As per the payment history as of date XX/XX/XX18, The current UPB is xx, The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX18, the loan is next due for xx. Currently the borrower is 1 month behind his schedule payments.	Collections Comments:The loan is in active collection. As per the payment history as of date XX/XX/XX18, The current UPB is xx, The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX18, the loan is next due for 07XX/XX18. Currently the borrower is 1 month behind his schedule payments.
The foreclosure was initiated on the loan by referring the attorney. The Notice of Trustee Sale attached with updated title report shows that the subject property will set at public auction to the highest bidder for cash on xx. The FC activity was put on hold for loss mitigation efforts by the borrower. The loan has been modified once since origination on xx. The modification agreement has been made on xx . No further information is available.
There is no bankruptcy record found.

Foreclosure Comments:The foreclosure was initiated on the loan by referring the attorney. The Notice of Trustee Sale attached with updated title report shows that the subject property will set at public auction to the highest bidder for cash on xx. The FC activity was put on hold for loss mitigation efforts by the borrower. No further information is available.
Bankruptcy Comments:Not Applicable	The modification agreement has been made onXX/XX/XX17 between xx.
The new principal balance as per the modification is xx to be paid at the rate of 3.500 % and P&I of xx with payment starting from 5XX/XX17 till maturity date of 4XX/XX57.
Title Evidence Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Foreclosure has been referred to attorney. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -59 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 133322333333   Tape Value: 310003332221100333333333   Variance:    Variance %:    Comment: The payment history string is 133322333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333333223331   Tape Value: 333333333101122233300013   Variance:    Variance %:    Comment: The payment history string is 133322333333.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Per application the application is cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX57   Tape Value: XXX/XX55   Variance: -821 (Days)   Variance %:    Comment: Pxx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Total debt is xx. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The final title policy at origination along with title commitment/preliminary title report is missing from the loan file."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing in the loan files."
* Settlement date is different from note date (Lvl 2)     "The loan was originated on xx and settled on xx."
* xx (Lvl 2)     "The total income as per application is xxx and expenses is xx, hence the DTI is more than xx."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The required state following disclosures are missing in the loan files. (Impound Account Disclosure, Cosigner Notice, Private Mortgage Insurance Disclosure, Earthquake Disclosure forCondominiums, Insurer RecommendationDisclosure, CA Fair Lending Notice, Anti-Tying Disclosure, Privacy Notice, Notice of Right to Copy of Appraisal, Application for Credit-Married Persons, Fair Debt Collection Notice)."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16656256	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,621.01	8/XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.375%	xx	xx	xx	xx	xxX	Conventional	ARM	36	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.320%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onxx.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
There is one junior mortgage in favor of xx., in the amount of xx which was recorded on xx.
Review of updated payment history shows that the loan is in delinquency for 114 months and borrower is making his monthly payments. The last payment received date is not available and the payment was made in the amount of xx with interest rate of 7.375% for the due date of 1XXX/XX08. The next due date is xx. The latest payment history reflect the UPB in the amount of xx.	Collections Comments:According to the servicing comments the foreclosure was referred to attorney and the complaint was filed on xx. No further details have been found.
the loan is in delinquency for 114 months and borrower is making his monthly payments. The last payment received date is not available and the payment was made in the amount of xx with interest rate of 7.375% for the due date of 1XXX/XX08.  The next due date is 1XXX/XX08. The latest payment history reflect the UPB in the amount of xx.

The comment dated 7XX/XX17 state that the borrower was not interested in short sale or deed in lieu.
The latest BPO report datedXX/XX/XX18 state that the property is occupied by the owner and no visible damages were reported.
Foreclosure Comments:According to the servicing comments the foreclosure was referred to attorney and the complaint was filed on xx with case#xx. The latest comment datedXX/XX/XX18 state that the file was placed on hold for escrow/corp breakdown, the missing entry of escrow xx. The hold was ended onXX/XX/XX18. No further details have been found.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Loan Program Info Disclosure	Field: ARM Lifetime Floor Percent Loan Value: 5.4% Tape Value: 2.3% |---| |----| 3.13% Comment: verified from the note Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: The loan file does not provided judgment information   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mi not required   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan file has a 36 monthin intrest only period   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.14% Comment: verified from the payment history Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The property is located in NY state and the required disclosures are missing as follow.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice, NY Interest Rate Disclosure, NY Hazard Insurance  Disclosure, Tax Escrow Account Designation, Mortgage Bankers and Exempt Organizations Preapplication, New York Real Property Escrow Account Disclosure, Commitment Disclosure, Lock-in Disclosure, Expiration of Lock-in or Commitment Period"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing."
																																																																																								* Cash out purchase (Lvl 2) "This is purchase transaction but still the final HUD-1 shows cash to borrower in the amount of xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11100655	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,469.04	7/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.557%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$114,149.75	Not Applicable	4.500%	xx	XX/XX/XX17	Financial Hardship	As per the updated title report dated XX/XX/XX18, The subject Mortgage is dated xx.
The chain of assignment is complete. The current assignee is xx.
Active judgment or liens recorded;
There are 3 Municipal liens , First , recorded on XX/XX/XX16 in the amount of xx, Second, recorded on XX/XX/XX16 in the amount of xx, third, recorded on XX/XX/XX16 in the amount of xx all in the favor of xx

There is a civil judgment recorded on XX/XX/xx15 in the amount of xx and in the favor of xx.

The annual taxes are in the amount of xx, 2018- taxes are paid in the amount of xx.
As per the payment history as of dateXX/XX/XX18, the loan is 10 months delinquent and next due for the 8XX/XX17 payment. The last funds were received onXX/XX/XX17 in the amount of xx and was placed into suspense. The last payment applied was on 8XX/XX17 in the amount of xx to the July 2017 payment. The current UPB is xx.	Collections Comments:The loan is currently in foreclosure. As per the payment history as of dateXX/XX/XX18, the loan is 10 months delinquent and next due for the 8XX/XX17 payment. The last funds were received onXX/XX/XX17 in the amount of xx and was placed into suspense. The last payment applied was on 8XX/XX17 in the amount of xx to the July 2017 payment. The current UPB is xx.
The modification agreement has been made on xx  between xx.  The new principal balance as per the modification is xx to be paid at a fixed rate of 4.5%  and P&I of xx beginning 6XX/XX17 till maturity date of 5XX/XX57.
Borrower intends to keep property and in the process of reinstatement by applying for a Home Equity loan.  The RFD is stated to be illness of primary borrower.  The borrower attempted to get approved for a loan modification however servicing comments reflect the borrower was denied because she cannot afford it even if the fiances income is used in addition to hers.  Servicer went over DIL and SS options with borrower in case her loan does not get approved.
Foreclosure has been referred to attorney on xx.
Foreclosure Comments:Foreclosure has been referred to attorney on xx.
Bankruptcy Comments:Not Applicable	The modification agreement has been made on 6XX/XX17 between xx.
The new principal balance as per the modification is xx to be paid at a fixed rate of 4.5% and P&I of xx beginning 6XX/XX17 till maturity date of xx.	Affiliated Business Disclosure Good Faith Estimate Origination Appraisal	Field: Borrower Last Name Loan Value: XXXX Tape Value: XXXX |---| |----| Comment: Per the Note, the borrowers middle name was XXXX and the last name was XXXX. Tape Source: Initial Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Corporate Advances are to be entered as a positive number.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: The Foreclosure Sale date has been scheduled therefore the Current Foreclosure Status is Awaiting Sale.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx  Variance: -13 (Days)   Variance %:    Comment: Txx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance is a negative number therefore is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333211003333333333   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333000112333333333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xxt   Tape Value:xx   Variance:    Variance %:    Comment: xx Court. No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The purpose of refinance is Lower rate and term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Borrower did not receive cash in hand or pay off any debts at closing therefore the transaction was not a Cash Out.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: The total debt/legal balance is xx. Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "Updated title report dated XX/XX/XX18 shows Muni/City/Code liens in the favor of XXXX County cumulative in the amount of xxin the abstract report. However, as per the actual document in the detailed report there are active judgment agaist the borrower xx which is defendant in the judgment with the property address xx.
However, Lis Pendens has not been filed by the xx."
* Recent Foreclosure Sale - Need Update (Lvl 3) "Foreclosure activity started in 2018. Foreclosure has been referred to attorney on xx."	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Risk Indicator is Moderate for failing the Pennsylvania license validation test, the TILA foreclosure rescission finance charge test, and the TILA finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by xx which is more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by xx which is more than xx"
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* Initial Good Faith Estimate is Missing (Lvl 2)     "The Initial GFE is missing in the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test.
 The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008. The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final GFE is missing in the loan files."
																																																																																								* Missing Appraisal (Lvl 2) "The appraisal from origination is missing from the loan file. The value was updated as per the transmittal document found at location at xx.		Moderate	Pass	Fail	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56658482	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,734.72	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.621%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the XXX dated XX/XX/XX18 reflects that the subject mortgage was originated on XX/XX/XX04 with the lender xx.
The chain of the assignment has been completed. The latest assignment is from xx
No judgment and liens were open against the borrower.
2017 County 1st and 2nd installment taxes were paid on XX/XX/xx18 and XX/XX/XX17 respectively each in the amount of xx.
No prior years delinquent taxes have been found.

According to payment history as of XX/XX/XX18, the borrower is currently for 3 months and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB is reflected in the latest payment history is in the amount of xx. The borrower has been making payment ARM notice payment change located at “xx” which was effective on XX/XX/XX17.

Collections Comments:As per latest BPO report dated on XX/XX/XX18 showing the subject property is occupied by owner. No visible damage and repairs found.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

According to payment history as of XX/XX/XX18, the borrower is currently for 3 months and the next due date for payment is XX/XX/XX18.  The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18.  The UPB is reflected in the latest payment history is in the amount of xx. The borrower has been making payment ARM notice payment change located at “xx” which was effective on XX/XX/XX17.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Yes Tape Value: No |---| |----| Comment: The LTV is xx. Hence, lender require MI is Yes. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 321002111230   Tape Value: 210032103210033333333333   Variance:    Variance %:    Comment: As per the payment history, payment history string is 032111200123.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 032111200123   Tape Value: 333333333030012301200012   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 032111200123.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history, total debt /legal balance per payment history is xx; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from XX/XX/XX16 till 08XX/XX18, however, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX16 to XX/XX/XXx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in OH state. The following require stated disclosure are missing from the loan file.
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97736236	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$16,386.11	8/XX/XX21	xx	Yes	Borrower Stalling/Litigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.431%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx

The chain of assignment is complete; but there is gap between “xx” and “xx”. Other is “xx)”.

1. There are two IRS lien against the subject borrower in the total amount of xx which was recorded on XX/XX/XX10 in favor of 'People of the state of new York'.

2. There is Hospital, Medical or Attorney Lien against the borower in amount of xx recorded on XX/XX/XX09 in favor of xx.

Estimated current taxes due is xx.
The combined 1st and 2nd taxes paid off in amount of xx.
The school taxes in year 2017-2018 which was paid of in amount of xx.
The village annual taxes paid of in amount of xx recorded on XX/XX/XX18.
No prior delinquent taxes are found.	The Payment History datedXX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX14 to till date. The delinquency has been done for more than 46 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX14.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

Collections Comments:According to the BPO report dated XX/XX/XX17 show the subject property is occupied by owner, no visible damage found and no repair found.The subjecyt property good is in condition.

As per comment dated XX/XX/XX17 show there SOL which was expires on xx, currently no issue of SOL. The subject property is occupied by owner. No visible damage found and no repair found.

The Payment History datedXX/XX/XX18 reveals that the borrower has been the delinquent from 0xx to till date. The delinquency has been done for more than 46 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX14.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

Review of collection comment stated that foreclosure was initiated in year 2014 the file referred to attorney on xx. No further details.

Bankruptcy is not yet filed.
Foreclosure Comments:Review of collection comment stated that foreclosure was initiated in year 2014 the file referred to attorney on 1xx. No further details.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -1.97% Comment: Corporate advances: Recoverable per payment history is xx.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance per payment history is xxxxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: payment history string is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Payment hsitory string reversed 4444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value xx   Tape Value:xx   Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total debt / legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "Review of updated title report dated XX/XX/XX18 show there are two active judgments against the subject borrower "xx" in the total amount of xx favor of 'xx' recorded on XX/XX/XX10 respectively."	* Title shows an assignment chain break (Lvl 2) "The chain of assignment is complete; but there is gap between “xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to the,
This loan failed the TILA finance charge test."
* Litigation (Lvl 2)     "Review of collection comment stated that there is pleading or litigation action filed on XX/XX/XX16. The comment dated XX/XX/XX17 show the contested matter referred to litigation completed and still file is in foreclosure. The Comment dated XX/XX/XX18 show the contested matter was resolved. FC file put on hold due to hold was approved start from XX/XX/XX18. The comment dated XX/XX/XX18 show the litigation hold was closed. No further information about litigation."
* XXX TILA Test Failed (Lvl 2)     "xx,
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NY state, however required state disclosure missing from loan file.

NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Mortgage Bankers and Exempt Organizations Pre-application
Co-Signer Notice Requirements
Commitment Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing form loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88080232	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,638.56	7/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.727%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$215,000.00	Not Applicable	1.875%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx which was recorded on 8XX/XX17.

1) There is a junior mortgage against the subject property  in the favor of 'xx' which was recorded on xx for the amount ofxx.
The annual combined taxes of 2017-2018 have been paid off in the amount of xx.
The annual combined taxes of 2018 have been paid off in the amount of xx.
 No delinquent taxes has been found for the prior year.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 4 month. The last payment was received in the amount of xx which was applied for the due date of 0XXX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX17, borrower making the payment as per modification terms.
Collections Comments:As per latest BPO report dated on XX/XX/XX18, subject property is occupied by owner. No visible damage found. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

The comment dated XX/XX/XX17 show the SOL has been expires on xx, current foreclsoure work out with no issue of SOL.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 4 month. The last payment was received in the amount of xx which was applied for the due date of 0XXX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX17, borrower making the payment as per modification terms.

According to servicing comments, the foreclosure was initiated in year 2007 and the file was referred to an attorney on 4xx. But, the foreclosure sale was put on hold due to active loss mitigation work out comment dated on xx. Comment reflects the dated on XX/XX/XX17 show the loss mitigation through the final modification in progress so borrower want to close the foreclosure. Foreclosure action closed, no further information about foreclosure.

The borrower had filed bankruptcy under xx with the xx. No further about the bankruptcy.

The Loan Modification agreement was made on an effective date of xx. The borrower had given promise to pay the UPB of xx. There is balloon Addendum to the loan modification which states that lender agrees to immediately forgive an amount equal to xx which exceeds the 2% of modification amount and from forgiven amount in which how much portion of arrearage and principle amount unable to determine. However, the third statement state that the portion of the new UPB xx is not affected by the adjustment of this forgiven amount. And as per the latest payment history the UPB is xx and the next due date is XX/XX/XX18.

Foreclosure Comments:According to servicing comments, the foreclosure was initiated in year 2007 and the file was referred to an attorney on xx show the loss mitigation through the final modification in progress so borrower want to close the foreclosure. Foreclosure action closed, no further information about foreclosure.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx. No further about the bankruptcy.	The step loan modification agreement was made onXX/XX/XX17 between borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest of 1.875% for 60 months, then xx with the rate of interest of 2.875% for 12 months, then xx with the rate of interest of 3.875% for 12 months and xx with the rate of interest of 4.125% for 396 months, till maturity date 7XX/XX57. The New Principal Balance stated in the modification is xxowever, According to Balloon addendum to loan modification agreement, In an effort to assist the borrower in meeting their monthly obligations and upon execution of the agreements, Lender agrees to immediately forgive an amount equal to xx.

HUD-1 Closing Statement Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy under xx with the case #XXXX on XX/XX/XX08. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and the file was referred to an attorney on xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 30 (Days)   Variance %:    Comment: Doc date of last modification is xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 200110012333   Tape Value: 321001100333333333333333   Variance:    Variance %:    Comment: The payment history string is 333210011002.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333210011002   Tape Value: 333333333333333001110123   Variance:    Variance %:    Comment: The payment history string reversed is 333210011002.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Total debt/legal balance is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification agreement was made on an effective date of XX/XX/XX17. The borrower had given promise to pay the UPB of xx. There is balloon Addendum to the loan modification which states that lender agrees to immediately forgive an amount equal to xx which exceeds the 2% of modification amount and from forgiven amount in which how much portion of arrearage and principle amount unable to determine. However, the third statement state that the portion of the new UPB xx is not affected by the adjustment of this forgiven amount. And as per the latest payment history the UPB is xx and the next due date is XX/XX/XX18."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file. However, Points and fees are hand written."
* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from XX/XX/XX16 till XX/XX/XX18, however, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX16 to XX/XX/XXx."	* XXX State Regulations Test Failed (Lvl 2) "CE state regulation test failed.
This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lenders license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate" due to,
This loan failed the late fees test."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1. NY Consumer Credit Disclosure / Fair Credit Reporting Notice.
2. Part 80 Disclosure, Alternative Mortgage Transaction Disclosures.
3. Default Warning Notice, Smoke Alarm Affidavit.
																																																																																								4. Subprime Home Loan Counseling Disclosure, Commitment Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90122764	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,063.24	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/XX18 shows that the subject mortgage was dated xx
The chain of the assignment is not complete. The latest assignment was from xx, which was recorded on XX/XX/XX13.
There is one civil judgment was found against the borrower xx.
But the borrower name is xx There is different Middle name.
The civil judgment was recorded on XX/XX/xx18 in the amount xxx, in the favor of xx).
The 2018-2019  year's County 1st taxes will be due in the amount of xx, for the due date XX/XX/XX18.
The 2018-2019 year's County 2nd taxes will be due in in the amount of xx, for the due date XX/XX/xx18.
No prior year delinquent taxes are found.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 65 months and next due for the XXX/XX13 payment. The last payment was received on 7XX/XX15 in the amount of xx which was applied to the XXX/XX13 payment. The current P&I is xx and PITI is xx. The UPB reflected per the tape is in the amount of xx. The loan has not been modified since origination.	Collections Comments:As per the review of servicing comments the loan is currently in Collections. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 65 months and next due for the XXX/XX13 payment. The last payment was received on 7XX/XX15 in the amount of xx which was applied to the XXX/XX13 payment. The current P&I is xx and PITI is xx. The UPB reflected per the tape is in the amount of xx. The loan has not been modified since origination.
As per the servicing comments datedXX/XX/XX18, the reason for default is Curtailment of income due to a prior ankle injury where she was confined to wheel chair for some time and she has now recovered and back to work.  She advised she wants to keep the property.  Servicer discussed a possible trial modification.
The foreclosure was initiated and the file was referred to attorney on xx.   As of 8XX/XX18 (the date of the latest comments), still waiting for the Assignment to be completed in order to proceed with the first foreclosure action.
There is no indication of any post origination Bankruptcy filings.
As per BPO Report onXX/XX/XX18, the property is occupied by an Owner. No damage is found to the property and property is in good condition.
Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx.   As of 8XX/XX18 (the date of the latest comments), still waiting for the Assignment to be completed in order to proceed with the first foreclosure action.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer
Title Evidence
Affiliated Business Disclosure
Missing Required State Disclosures
Right of Rescission
HUD-1 Closing Statement
Credit Application
Final Truth in Lending Discl.
Origination Appraisal	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Corporate Advances are entered as a positive number. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The Escrow Balance is a negative number therefore is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history string as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx as: xxTape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per HUD-1, the purpose of the transaction is Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: The Application reflects the Purpose as Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.20% Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The Final Title Policy at origination is missing from the given loan file. A commitment or preliminary title report was also not provided."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The HUD-1 is missing along with Estimated HUD-1 and Itemization documents from the given loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing Transfer document is missing from the given loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment is not complete. The latest assignment was from xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing from the given loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Maryland state. The below Required State disclosures are missing from the given loan file.
- Affidavit of Consideration
- Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
- No Escrow Account
- Mandatory Binding Arbitration Disclosures"
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the given loan file."
* Application Missing (Lvl 2)     "The Initial and Final loan applications are missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the given loan file."
																																																																																								* Missing Appraisal (Lvl 2) "The Appraisal report is missing from the given loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68520357	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,511.97	8XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$231,029.26	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	According to updated title report datedXX/XX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
There are active liens and judgments these are as follow:
1) There is a civil judgment against xx in the favor of xx. in the amount of xx which was recorded onXX/XX/XX11.
2) There is a child support lien against xx in the favor of xxin the amount of xxx which was recorded onXX/XX/XX14.
3) There is a child support lien against xx in the favor of xx
XX Department of Child Support Services in the amount of xxx which was recorded onXX/XX/xx17.
4) There is a Sate Tax lien active against xx in the favor of The xx of the State of California in the amount of xx which was recorded on 5XX/XX17.
2017-2018 County 1st and 2nd installment taxes have been paid in the total amount of xx.
2016-2017 County 1st and 2nd installment taxes have been paid in the total amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17to till date. The delinquency has been done for 7 months. The last payment was received on 1XXX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in foreclosure.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17to till date. The delinquency has been done for 7 months. The last payment was received on 1XXX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney which was completed on xx. No further details have been found as we have collection comments as of 8XX/XX18.
There is no bankruptcy filling found by borrower.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney which was completed on xx. Foreclosure complaint was filed on xx.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx with the new modified unpaid principal balance xx. The interest bearing amount was xx with step rate starting interest rate was 2.00% and the modified P&I was xx beginning on 5XX/XX17. The step rate was in 3 steps ending at rate 3.50% and P&I will be xx applicable from 5XX/XX23 to maturity date 4XX/XX57.	Missing Required State Disclosures
Final Truth in Lending Discl.
Credit Application
Origination Appraisal
Notice of Servicing Transfer
Affiliated Business Disclosure
Right of Rescission
HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: 4XX/XX17 Tape Value:XX/XX/XX17 |---| 14 (Days) |----| Comment: Date of last modification is xx. Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: 7XX/XX17   Variance: 61 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.04%   Comment: Original Balance as Loan documents is xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210000   Tape Value: 333333210000000333333333   Variance:    Variance %:    Comment: payment history string reversed is 444443210000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000012344444   Tape Value: 333333333000000012333333   Variance:    Variance %:    Comment: payment history string reversed is 000012344444   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Total Debts are xx. Tape Source: Initial Tape Type:	D	* Title issue (Lvl 3) "The final title policy shows, subject co-borrower name as xx It should be xx
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title reportXX/XX/XX018, the borrower xx name spelled incorrect on vesting deed (xx. Subject mortgage xx) was executed by xx
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement along with estimated HUD-1 / itemization of fees are missing from the loan file."	* Missing Required Disclosures (Lvl 2) "List of Service Providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing from the loan file which are required in California State:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing form the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "According to updated title report datedXX/XX/XX18, there is a State Tax lien active against xx in the favor of Txx
* Missing Appraisal (Lvl 2)     "Final appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."										Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98544148	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,323.64	8/XX/XX21	Not Applicable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	50.895%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$325,352.81	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. The last assignment was done From xx.There is one Junior Mortgage against the property, with Lender xx. In the amount ofxx.which was recorded onxx
No active judgments or liens found.
The City Annual Taxes for the Year 2018 has been paid in the amount of xx.
The County Annual Taxes for the Year 2018 have been paid in the Amount Of xx.
The School Annual Taxes for the year 20XX/XX19 have due in the amount of xx.
No prior year Delinquent taxes have been found.
According to the review of the latest payment history dated 8XX/XX18, the borrower is delinquent for 3 months. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date 5XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 2.000%. The borrower is paying according to the modification agreement dated XX/XX/XX17.	Collections Comments:The loan currently is in active foreclosure. The foreclosure was initiated; the file referred to an attorney on xx. According to servicing comment, No cram down was indicating. As per the review of servicing comments as of 8XX/XX18, the borrower is delinquent for 3 months. The last payment was received on 6XX/XX18 in the amount of xx which was applied for the due date 5XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest rate is 2.000%. The borrower is paying according to the modification agreement dated xx. As per the servicing comment dated XX/XX/XX17 reason for default is two deaths in the family members drown due to a wall collapsed in the basement and had another death in the family on xx. The intention of the borrower is to retain the property.
According to the Property Inspection report datedXX/XX/XX18 property is Owner Occupied. The subject property type is Single Family; Exterior Condition is good. No recommended repairs.

Foreclosure Comments:The foreclosure was initiated; the file referred to an attorney on xx.
Bankruptcy Comments:Not Applicable	The loan Modification agreement made onXX/XX/XX17 between xx”.
The Second Modified UPB xx in the year2011.The modified agreement can be Located at”xx)”.However, the borrower has been making the payment as per current modification which was executed on xx.
Initial Escrow Acct Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comment Foreclosure was initiated oXX/XX/XX16 . Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 13 (Days)   Variance %:    Comment: xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was xx and the Lender did not require MI according to the appraisal report.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX17   Tape Value: 1XXX/XX17   Variance: 214 (Days)   Variance %:    Comment: As per modification document modification step 1 date is 5XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxXX   Variance %: -0.08%   Comment: As per note loan was originated onXX/XX/XX07 with loan amount is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321211011100   Tape Value: 221110111000000333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321211011100. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001110112123   Tape Value: 333333333000000111011122   Variance:    Variance %:    Comment: The Payment History String reversed is 001110112123. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per Payment history, Total Debt/ Legal Balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account Disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26585900	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,745.06	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx.
The chain of the assignment has not been completed. The last assignment is from xx
There are two junior mortgages against the subject property. First mortgage was originated on xx in the favor of xx which was recorded on XX/XX/xx01 and second mortgage was originated on XX/XX/xx06 in the favor of XXXX for the amount of xx which was recorded on XX/XX/xx06.
There are three judgments against the borrower. First judgment was for the amount of xx in the favor of xx which was recorded on XX/XX/XX12 and other two judgments are in the favor of for the total amount of xx which was recorded on XX/XX/xx11 and XX/XX/xx14 respectively.
2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17.
No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 30 months and the next due date is 1XXX/XX15. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to XX/XX/XX15. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the note terms with the interest rate of 7.125 % and the P&I of xx.	Collections Comments:The loan is currently in the foreclosure and the next due date is 1XXX/XX15. The last payment was received on xx
According to the death certificate located at xx", the borrower, xx was deceased on xx. According to the document located at "xx  was duly appointed and qualified as general personal representative of estate.
According to Non- recourse assumption agreement document located “xx, this agreement was made between xx
The trial plan was offered to the borrower on XX/XX/XX17 of three months payment for the amount of xx which was due from XX/XX/XX17 till XX/XX/XX17. All trial payments have been completed. The loan is under review for modification. The borrower wants to keep the home. However, borrower was default with loan. The foreclosure process has been initiated and was referred to an attorney on xx. Notice of default was filed on xx

According to BPO report dated XX/XX/XX18, the subject property is owner occupied and is in good condition. No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:The foreclosure process has been initiated and was referred to an attorney on xx.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer
Credit Application
HUD-1 Closing Statement
Missing Required State Disclosures
Final Truth in Lending Discl.
Origination Appraisal
Affiliated Business Disclosure
Right of Rescission	Field: Payment History String Loan Value: 444444444444 Tape Value: 333333333333333333333333 |---| |----| Comment: The payment history reflects string as 444444444444. Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The payment history reflects string reversed as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx:    Variance %:    Comment: No Discrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:xx   Tape Value: xx   Variance: 2 (Days)   Variance %:    Comment: Referral date updated as per collection comment.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: The payment history reflects total debt in the amount of xx. Tape Source: Initial Tape Type:	D	* Title Review shows major title concern (Lvl 4) "According to notice of interest document located at “xx which was recorded on XX/XX/XX15 with xx, xx, xx
No document or comments were found stating any reason for claimant’s interest in the property."
* Signatures at closing - There is an issue with not all property owners signing the title. (Lvl 4)     "According to the updated title report dated XX/XX/XX18, there is an issue of partial interest. According to origination deed which was recorded on xx the property was transferred from xx, With Full Rights of Survivorship.
However, the subject mortgage was signed by only xx . No divorce/will/probate has been found for xx. Also no deed found in the updated title report showing how “xx.	* Deceased Borrower(s) (Lvl 3) "According to the death certificate located at "xx, the borrower, xx"
* Variation in Parcel number(APN#) (Lvl 3)     "There is a variation in parcel # mentioned on origination deed, tax document and recorded mortgage. According to the deed which was recorded on XX/XX/XX96 with Bk/ xXX/XXxx, the parcel# xx. However, the tax document and mortgage reflects parcel #xx"
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD-1 and itemization are missing from the loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the chain of the assignment has not been completed. The last assignment is from xx
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Utah State. The following disclosures are missing from the loan file:
Fee Disclosure
Loan Application Notice
Servicer Disclosure
Notice of Change of Terms For Open-End Consumer Credit Contract
Disclosure of Debtor’s Waiver of Class Action"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of rescission is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49951475	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$1,191.17	$3,038.90	8XX/XX21	xx	No	Missing Assignments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	32.586%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx
There is one judgment against the borrower in the amount of xx in favor of xx.
The annual combined taxes have been paid total in the amount of xx.
According to the updated title report dated 8XX/XX18 the taxes for the year of 2017 and 2018 are delinquent as follow.
2017 city taxes are delinquent in the amount of xx for the due date ofXX/XX/XX18.
2018 city taxes are delinquent in the amount of xx for the due date ofXX/XX/XX18.

Review of updated payment history shows that the loan is in delinquency for 35 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX15 for the due date of 6XX/XX15 in the amount of xx with interest rate of 7.250%. The next due date is 7XX/XX15. The latest payment history reflect the UPB in the amount of xx.	Collections Comments:According to the servicing comments the foreclosure was initiated and the amended complaint was filed on xx. No further details have been found.
The loan is in delinquency for 35 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX15 for the due date of 6XX/XX15 in the amount of xx with interest rate of 7.250%. The next due date is 7XX/XX15. The latest payment history reflect the UPB in the amount of xx.
The co-borrower xx was deceased on xx  and the death certificate is available at "xx".
According to them latest servicing comments the borrower xx state that she would like to keep the property and stated that did not have the means to bring the loan current. They have assist the loan modification to the borrower as loan was not modified since origination. The reason for default is death in family.

The property is occupied by the owner and no visible damages were reported to the property.
Foreclosure Comments:According to the servicing comments the foreclosure was initiated and the amended complaint was filed on xx. as per the comments the complaint was filed onxx but the file was placed on hold due to the certified copies of the requested documents. No further details have been found.
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: Unable to locate date within imaging   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: Updated as per Appraisal   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: Updated per Payment History&#xxD; Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The co-borrowexx was deceased on xx and the death certificate is available at "xx".	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated business disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Rhode Island and the required disclosures are missing from the loan file as follow.
Appraisal Fee Disclosure, Offer of Title Insurance, Choice of Title Insurer,Choice of Insurer (any type of insurance), Fee Disclosure, Notice of Rights, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated 8XX/XX18 the taxes for the year of 2017 and 2018 are delinquent as follow.
1) The city taxes of the first quarter of the year 2018 are delinquent in the amount of xx. The taxes will be payable through the date XX/XX/XX18 in the amount of xx with penalties.
																																																																																								2) The city taxes of the fourth quarter of the year 2017 are paid in the amount of xx and remaining xx,66 are delinquent. The delinquent taxes will be payable through the date XX/XX/XX18 in the amount of xx with penalties."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90658163	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$892.06	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.920%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	61.706%	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX13	$57,868.58	$28,418.58	4.125%	xx	XX/XX/XX13	Financial Hardship	According to updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
No active liens and judgments are found.
The 2017 annual taxes are paid for the amount of xx.
No, any prior delinquent taxes are found.

According to payment history, the borrower currently delinquent 1 month and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.125%. As per tape data, the new principal balance is xx. The borrower making payment as per modification agreement.	Collections Comments:The loan is in the collection and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.125%. As per tape data, the new principal balance is xx. However, the borrower making payment as per modification agreement.
The reason for default excessive of obligation.
 The borrower has been making payments as per the loan modification agreement which was made on xx.
The borrower yet not filed bankruptcy.
The foreclosure was not initiated. The reason for default is mentioned as excessive obligations.
As per the comment dated XX/XX/XX18 states that the occupancy is owner occupied. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The borrower has been making payments as per the loan modification agreement which was made on xx. According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender on each of the first, second and third anniversaries of XXX/XX13 and the interest-bearing will be xx. The borrower promises to pay xx with the rate of interest 4.125% beginning from 6XX/XX13. The new maturity date is xx

Initial Escrow Acct Disclosure Origination Appraisal Title Evidence Right of Rescission Missing Required State Disclosures HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: 6XX/XX13 Tape Value:XX/XX/XX13 |---| 27 (Days) |----| Comment: The loan was modified on 6XX/XX13. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 100123200011   Tape Value: 210032210001110011100010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 100123200011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110002321001   Tape Value: 010001110111100012200012   Variance:    Variance %:    Comment: The Payment History String reversed is 110002321001 as per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: 5xx   Variance:    Variance %:    Comment: Txx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 1.02% Comment: Total Debt / Legal Balance per Payment History for the amount of xx.&#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The final title policy along with commitment report and a preliminary report is missing from the loan file."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The borrower has been making payments as per the loan modification agreement which was made on 6XX/XX13. According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender on each of the first, second and third anniversaries of XXX/XX13 and the interest-bearing will be xx. The borrower promises to pay xx with the rate of interest 4.125% beginning from 6XX/XX13. The new maturity date is 5XX/XX53."	* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on xx as per the death certificate located at “xx”. The subject property is transferred from xx.
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 with estimated HUD-1 along with itemization is missing from the loan file."	* DTI > 60% (Lvl 2) "As per the final application, the total monthly income is xx and total monthly debt are xx. However, the DTI exceeds 61.706% which is more than 60%."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject property is vested in the name of the borrowers xx. However, the subject property is currently vested in the name of co-borrower xx Surviving Tenant as the borrower xx was deceased.
The borrower xx was deceased on XX/XX/XX06 as per the death certificate located at xxx”. The subject property is transferred from xx
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in South Carolina State. The following state disclosures are missing from the loan file.
1.1.Agent Preference Disclosure
2.2.Casualty Insurance Disclosure
3.3.Manufactured Home Loan  Disclosures"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure are missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25546872	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,797.41	8/XX/XX21	xx	Yes	Borrower is Contesting Foreclosure	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx
The chain of assignment has been completed.
Active liens and judgments are as follows:
 There are 2 municipal liens in favor of XXXX which was recorded on XX/XX/xx14 in the amount of xx and recorded on XX/XX/xx15 in the amount of xx.
There is a junior mortgage originated on xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 99 months. The last payment was received onXX/XX/XX10, the payment applied date was XXX/XX10 and the next due date for payment is XXX/XX10. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. Borrower is making the payment as per the original note terms.	Collections Comments:According to the servicing comments the foreclosure was initiated. The file was referred to an attorney and the complaint was filed on xx
The borrower is currently delinquent for 99 months. The last payment was received onXX/XX/XX10, the payment applied date was XXX/XX10 and the next due date for payment is XXX/XX10. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. Borrower is making the payment as per the original note terms.
The borrower had filed bankruptcy under xx with the case#xx.

The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. The borrowers intention is to keep the property.

According to the updated title report datedXX/XX/XX18 the subject mortgage is at lower lien position as there are 2 municipal liens on the subject property in favor of xx  total in the amount of xx which were recorded on XX/XX/XX14 and XX/XX/XX15.
The subject property is located in State of Pennsylvania which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated. The file was referred to an attorney and the complaint was filed on xx.	Not Applicable	Mortgage Insurance Final Truth in Lending Discl. Notice of Servicing Transfer Affiliated Business Disclosure HUD-1 Closing Statement Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Information updated as per available documents.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Information updated as per available documents.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 333333333333333333333333   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.39% Comment: Information updated as per available documents. Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report datedXX/XX/XX18 the subject mortgage is at lower lien position as there are 2 municipal liens on the subject property in favor of xx total in the amount of xx which were recorded on XX/XX/XX14 and XX/XX/XX15.
The subject property is located in State of Pennsylvania which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."
* Title Review shows major title concern (Lvl 4)     "According to the updated title report datedXX/XX/XX18, there are 2 municipal liens on the subject property in favor of xx total in the amount of xx which were recorded on XX/XX/XX14 and XX/XX/XX15.
The subject property is located in State of Pennsylvania which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."	* Foreclosure Delay or Contested (Lvl 3) "According to the servicing comment dated 6XX/XX18 state the file is now being handled by the legal department as the as the user has contesting the foreclosure. Still the file is on hold due to the contested matter. No further details have been found."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final Hud-1 is missing from the loan file. Also the estimated HUD-1 or itemization are not available in the loan file."	* MI, FHA or MIC missing and required (Lvl 2) "The loan is conventional and the LTV is greater than xx, hence required the MI Cert which is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
																																																																																								* LTV or CLTV exceeds 104% (Lvl 2) "The LTV/CLTV exceeds xx as the value used by lender for LTV is sale price in the amount of xxand the loan amount is xx"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5959458	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$714.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.375%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.545%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.

No single assignment is found for the subject mortgage.

No active judgment or liens found in the updated title report.

1st installment of 2018 year combined taxes of xx were paid off onXX/XX/XX18 and 2nd installment of xx are due on XX/XX/xx18.
The review of updated payment history as of 8XX/XX18, the loan is being performed by the borrower properly as he has been making his regular payments. The next due date of payment is 9XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The review of updated payment history as of 8XX/XX18, the loan is being performed by the borrower properly as borrower has been making his regular payments. The next due date of payment is 9XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
There is no information found in the PACER regarding filing of Bankruptcy.
The latest BPO report (xx) datedXX/XX/XX18 available in the loan file and it states that the subject property is occupied by owner and no damages are reported; it’s in average condition. The "As Is" value of the property is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance	Field: Original Standard LTV (OLTV) Loan Value:xx% Tape Value: xx% |---| |----| 1.54% Comment: Original standard LTV of the loan isxx% but tape shows xx%. Tape Source: Initial Tape Type:
Field: Post-Close DTI per 1003   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: xx%   Comment: post-close housing DTI per final 1003 is xx but tape reflects 16.588%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close Housing Ratio per 1003   Loan Value: 17%   Tape Value: 17%   Variance:    Variance %: 0.00%   Comment: post-close housing ratio per final 1003 is 16.589% but tape reflects 16.588%.   Tape Source: Initial   Tape Type:
																																																																																				Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xxx Variance: Variance %: Comment: N/A Tape Source: Initial Tape Type:	B		* MI, FHA or MIC missing and required (Lvl 3) "MI Certificate is missing from the loan file as the MI Certificate is required for FHA Refinance Primary loans."		* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54972486	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,088.85	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$424,398.05	Not Applicable	7.500%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onxx.

The chain of assignment is completed as the subject mortgage is currently assigned to “xx

Active liens/judgments/prior or junior Mortgage:

1. There is an active junior Memorandum of Judgment is available in the updated title report against xx in the amount of xx in favor of "xx" and it was recorded onXX/XX/XX11.

2. There is an active junior Memorandum of Judgment is available in the updated title report against xxl in the amount of xx in favor of "xx" and it was recorded onXX/XX/XX14.

2017 year annual County taxes of xx were paid in full.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently performing and the next due date of payment is 5XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 4XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
Collections Comments:The subject loan is currently performing and the next due date of payment is 5XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 4XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XXX/XX16.
Joint debtor, xx
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
Debtor had intent to retain the subject property.
The xx Trustee's Report of No Distribution was filed onXX/XX/XX15.
The subject creditor filed a motion to relief from automatic stay onXX/XX/XX15 and it was granted onXX/XX/XX15 and it was ordered  to proceed with the foreclosure of the Mortgage on the subject property. Discharge of Chapter xx.
The latest BPO report (xx  available in the loan file and it states that the subject property is occupied by tenant and no damages are reported; it’s in average condition.
"As Is" value of the subject property is in the amount of xx

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Jxx
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
Debtor had intent to retain the subject property.
The xx Trustee's Report of No Distribution was filed on xx.
The subject creditor filed a motion to relief from automatic stay on xx	The loan was modified on XXX/XX16 with the new principal balance of xx and borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 7.500% beginning from XXX/XX16 to the new maturity date of 1XXX/XX42.	Final Truth in Lending Discl.
Affiliated Business Disclosure
Credit Application
Mortgage Insurance
HUD-1 Closing Statement
Origination Appraisal
Missing Required State Disclosures
Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Bankruptcy Motion Filed Date   Loan Value:xx   Tape Value: xx  Variance: -1 (Days)   Variance %:    Comment:xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Rented out by Investor (Post-FC)   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Latest BPO states the property is rented out by tenant but tape shows occupied by owner.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Currently loan is not in active FC but tape shows it's active currently.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:xx   Variance: 59 (Days)   Variance %:    Comment: xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: xx   Tape Value:xx   Variance: 75 (Days)   Variance %:    Comment: The last regular payment was received onXX/XX/XX18 but tape shows 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.66%   Comment: Original P&I stated in Note is xx but tape shows xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan ValuexxTape Value: xx   Variance:    Variance %:    Comment: no major changes occurred.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 6XX/XX11   Variance:    Variance %:    Comment: Currently loan is not in active FC but tape shows FC was referred to Attorney on 6XX/XX11.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Total UPB of the loan is xx but tape shows xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available in the file from 1XXX/XX11 toXX/XX/XX18; however, we require latest 12 months payment history; the latest payment history is missing fromXX/XX/XXx toXX/XX/XX18 as tape shows the as of date of payment history isXX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "Servicing comments are available in the file fromXX/XX/XX14 toXX/XX/XX18; however, we require latest 24 months comments history; the latest Servicing comments are missing from 6XX/XX18 toXX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3)     "MI certificate is missing from the loan file as the subject loan is a FHA loan."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 along with an estimated HUD-1 and Fee itemization are missing from the file."
* Deceased Borrower(s) (Lvl 3) "The servicing comment available onXX/XX/XX18 states the Co-borrower, xx deceased on xx and no probate/will/death certificate is available in the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state (IL) disclosure is missing from the loan file:

1.IL Collateral Protection Insurance Notice"
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx but the joint debtor were discharged on xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66838774	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$520.12	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of Updated title report dated XX/XX/XX18 the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the assignment is from xx statutory trust recorded on XX/XX/XX14.
There is one junior civil judgment against the borrower xx  filed for small claims filed by the plaintiff xx which was recorded on XX/XX/XX17 the mentioned amount is xxhe first installment combined taxes for the year 2017 have been paid in the amount of xx and the second installment due in the amount of xx which will due for XX/XX/xx18.
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 1 month and next due date is for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The current status of the loan is active in bankruptcy and current on payment and next due date is for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
The loan has not been modified since origination.
According to comment dated XX/XX/XX14, the sale was held on xx
The borrower xx had filed the bankruptcy under xx with the case xx. According to Order on Motion for Determination of Final Cure and Payment(xx), the debtors have paid in full the amount required to cure the pre-petition default and the mortgage is contractually current.
According to the BPO report dated XX/XX/XX18, the subject property is owner-occupied and average in condition.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx, the plan payments increased to xx. The POC was filed on xx), the debtors have paid in full the amount required to cure the pre-petition default and the mortgage is contractually current.	Not Applicable	Mortgage Insurance
Credit Application
Notice of Servicing Transfer
Missing Required State Disclosures
Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Origination Appraisal
Affiliated Business Disclosure	Field: Currently in Foreclosure? Loan Value: No Tape Value: Yes |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 76 (Days)   Variance %:    Comment: As per available Payment history, last payment received date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX13   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.17%   Comment: As per available Payment history, total debt/ legal balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per available Payment history, Unpaid current principal principal balance is xx. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The subject loan is a FHA loan but MI certificate is missing from the loan file."
* Payment History is not Complete (Lvl 3)     "Payment history is available from XX/XX/XX12 to XX/XX/XX18. However, we require the latest 12 payment history. Payment history missing from XX/XX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history available from XX/XX/XX14 to XX/XX/XX18. However, we require the latest 24 months comment history. Comment history missing from XX/XX/XX18 to XX/XX/XX18."	* Application Missing (Lvl 2) "Final Application is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Indiana State. The following required state disclosures are missing from the loan file.
1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test.
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC. The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.524%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
																																																																																								The loan data is 0.000% and comparison data is 6.524%; hence, the variance is -6.524%."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72565441	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,946.56	8/XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Based on the title report datedXX/XX/XX18, title is clear. The 2017 county taxes were paid in the amount of xx.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is xx. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is xx. The current P&I is xx with interest rate of 4.000%.
The borrower is making payment as per modification agreement.
Collections Comments:Collection comments available from XX/XX/XX14 till XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is xx. The current P&I is xx with interest rate of 4.000%.
The borrower is making payment as per modification agreement.
As per comment dated XX/XX/XX14, the loan modification has been approved. As per modified terms, the UPB reflected in the amount of xx. The borrower promises to pay P&I of xxx1 with a modified interest rate of 4.000%. The new maturity date as per tape data is xx.
Available collection comments shows that the foreclosure was referred to attorney on xx.
The borrower had not filed bankruptcy.
The loan is currently performing.

Foreclosure Comments:Available collection comments shows that the foreclosure was referred to attorney on xx.
Bankruptcy Comments:Not Applicable	"This is conventional fixed rate mortgage with P&I, xx and interest rate of 6.37500 % which was supposed to be matured on 7XX/XX38. The P&I as per payment history is the xx and rate of interest is 4.000%. There is a reduction in P&I and rate of interest with respect to note data which seems that there would be a possible modification. As per comment dated XX/XX/XX14, the loan modification has been approved. As per modified terms, the UPB reflected in the amount of xx. The borrower promises to pay P&I of xxx1 with a modified interest rate of 4.000%. The new maturity date as per tape data is xx, The borrower has been making payment as per these modified terms. However, a copy of modification agreement is missing in the loan file."	Affiliated Business Disclosure
Notice of Servicing Transfer
Mortgage Insurance
Modification
Origination Appraisal
Final Truth in Lending Discl.
Credit Application
Right of Rescission
Initial Escrow Acct Disclosure	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 5XX/XX18   Tape Value: 7XX/XX18   Variance: 65 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.23%   Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment:    Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) ""This is conventional fixed rate mortgage with P&I, xx and interest rate of 6.37500 % which was supposed to be matured on 7XX/XX38. The P&I as per payment history is the xx and rate of interest is 4.000%. There is a reduction in P&I and rate of interest with respect to note data which seems that there would be a possible modification. As per comment dated XX/XX/XX14, the loan modification has been approved. As per modified terms, the UPB reflected in the amount of xx. The borrower promises to pay P&I of xxx1 with a modified interest rate of 4.000%. The new maturity date as per tape data is xx, The borrower has been making payment as per these modified terms. However, a copy of modification agreement is missing in the loan file.""	* Payment History is not Complete (Lvl 3) "payment history is available from XX/XX/XX14 till 05XX/XX18; however, as we require latest 12 months payment history. Payment history is missing from XX/XX/XX18 till XX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3)     "The subject loan is a FHA loan but MI certificate is missing from the loan file."
* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX14 till XX/XX/XX18; however, as we require latest 24 collection comments. Comment history is missing from XX/XX/XX18 till XX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test as;
TILA APR Test: FAIL 0.000% 6.591% -6.591%
The annual percentage rate (APR) is 6.591%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA APR test."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date as per final HUD-1 is XX/XX/XX08; however note date isxx."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76033150	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,109.50	8/XX/XX21	Not Applicable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$78,976.84	Not Applicable	5.500%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx

The chain of assignment is completed as the subject mortgage is transfer from ‘xx.

1. There is civil judgment against the borrower in amount of xx recorded on XX/XX/XX12 in favor of 'xx.'
2.  There is civil judgment against the borrower in amount of xx recorded on XX/XX/xx16 in favor of 'xx.'

The combined taxes in year 2016-2018 paid off in amount of xx
No prior delinquent taxes are found.
The payment history dated XX/XX/XX18 show the borrower making the payment well. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified xx, borrower making the payment as per modification terms.	Collections Comments:As per BPO report dated XX/XX/XX18, subject property is occupied by owner, no visible damage or repairs found. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

The payment history dated XX/XX/XX18 show the borrower making the payment well. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified xx, borrower making the payment as per modification terms.

Foreclosure was initiated in year 2014, referred to attorney filed on xx.

Bankruptcy file yet not filed.
Foreclosure Comments:Foreclosure was initiated in year 2014, referred to attorney filed onxx. No information about the foreclosure.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx.	HUD-1 Closing Statement
Missing Required State Disclosures
Notice of Servicing Transfer
Affiliated Business Disclosure
Mortgage Insurance
Credit Application
Origination Appraisal
Final Truth in Lending Discl.	Field: Doc Date of Last Modification Loan Valuexx Tape Value: xx |---| -4 (Days) |----| Comment: xx. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.94%   Comment: Escrow balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 5XX/XX18   Tape Value:XX/XX/XX18   Variance: 70 (Days)   Variance %:    Comment: Last payment received date is XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: Original Stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value:xx   Variance:    Variance %:    Comment:xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.03%   Comment: Total debt / legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: UPB is xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And there are no estimated HUD-1 / Itemization of fees available in file."
* Missing Required Disclosures (Lvl 3)     "List of service provider is missing from loan file."
* Payment History is not Complete (Lvl 3)     "Prior payment history is available in the file from xx. However, we require latest 12 months payment history; the latest payment history is missing from 06XX/XX18 toXX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3) "The given loan type is FHA, required MI cert is missing from loan file."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in OH state, however required state disclosure missing from loan file.
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30363804	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$770.89	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	5.125%	xx	Unavailable	Unavailable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originate xx.
There are 3 civil judgments against borrower in the amount of (1) xx, (2) xx and (3) xx which were recorded on XX/XX/XX09, XX/XX/XX11 and XX/XX/xx13 in xx.	According to the latest payment history as of XX/XX/XX18, the borrower has been delinquent from 6XX/XX18 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 5.125%. The borrower is paying according to the modification agreement.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower has been delinquent from 6XX/XX18 to XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 5.125%. The borrower is paying according to the modification agreement.
Currently the loan is not in active foreclosure.
No bankruptcy filed by the borrower.
According to the collection comment dated XX/XX/XX16, the borrower states that his home get damaged due to the floods. The kitchen floor has the minor damages. the estimated amount of repair not available in comments. Also, collection comments unable to confirm is the damage repaired or not.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Per Payment History it appears that the loan payment was modified as of XX/XX/XX16. Modification is not in the file.	Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Modification
Credit Application
Final Truth in Lending Discl.
Missing Required State Disclosures
Affiliated Business Disclosure
Origination Appraisal	Field: Currently in Foreclosure? Loan Value: No Tape Value: Yes |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Missing   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Seasoned loan over 3 years.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Missing   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.24%   Comment: Note   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.11% Comment: Default Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The payment history as well as the provided tape data shows that the loan was modified as the current P&I and Interest rate is differs from the original P&I and the interest rate. The original P&I is xx and Interest rate is 6.500%. However; the payment history and tape data shows that the current P&I is xx and current Interest rate is 5.125%. It seems that the loan was modified. However, the copy of the modification agreement is missing from the loan file."	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX11 to XX/XX/XX18. We review latest 12 months payment history. However; the payment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX11 to XX/XX/XX18. We review latest 24 months collection comments. However; the collection comments are missing from XX/XX/XX18 to XX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to:-
1) TILA APR Test:"
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Louisiana" state which requires following state disclosures and all are missing from the loan file.
Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
Anti-Tying Disclosure
Financial Institution Choice of Insurance Disclosure"
* XXX TILA Test Failed (Lvl 2)     "This loan is failed for:-
TILA APR Test:
The loan data is 0.000%, the comparison data is 6.517% and the variance is -6.517%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Seasoned loan over 3 years."
																																																																																								* Property Damage (Lvl 2) "According to the collection comment dated XX/XX/XX16, the borrower states that his home get damaged due to the floods. The kitchen floor has the minor damages. the estimated amount of repair not available in comments. Also, collection comments unable to confirm is the damage repaired or not. However; the latest BPO report dated XX/XX/XX18, located at "xx' the subject property is occupied by owner and is in fair condition with no visible damages."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38440933	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,562.28	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$215,645.56	$72,400.00	5.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx.
There is a break in the Assignment chain as the assignment required from xx.
There are 2 state tax liens against the borrower in the amount of xx in favor of Illinois Department of Revenue which were recorded onXX/XX/XX14 and 1XXX/XX10.
There is 1 civil judgment against the borrower in the amount of xx which was recorded on XX/XX/XX13 in the favor of xx.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is current and borrower is making his monthly payments. The last payment was received on 7XX/XX18 in the amount of xx for the due date of 7XX/XX18 with interest rate of 5.00%. The next due date is 8XX/XX18. The latest payment history reflect the UPB in the amount of xx. Borrower is making payments as per the modification.

Collections Comments:According to the servicing comments the loan is current and borrower is making his monthly payments. The last payment was received on 7XX/XX18 in the amount of xx for the due date of 7XX/XX18 with interest rate of 5.00%. The next due date is 8XX/XX18. The latest payment history reflects the UPB in the amount of xx. Borrower is making payments as per the modification.The Loan Modification agreement was made on an effective date of xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.00 % with P& xx  with Fixed amortized type and the first payment had begun from XXX/XX15  and ends with the maturity date of 1XXX/XX42.
According to the servicing comments the foreclosure was initiated in 2013 but as per the comment datedXX/XX/XX15 the foreclosure file was closed and FC case was dismissed xx.

According to the latest BPO report datedXX/XX/XX18 the property is occupied by the owner. No visible damages were reported.

According to the updated title report datedXX/XX/XX18 the subject mortgage was originated by xx.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated in 2013 but as per the comment datedXX/XX/XX15 the foreclosure file was closed and FC case was dismissed on xx.
Bankruptcy Comments:Not Applicable	The Loan Modification agreement was made on an effective date of xx.	Origination Appraisal
Initial Escrow Acct Disclosure
Affiliated Business Disclosure
Missing Required State Disclosures
Notice of Servicing Transfer
Credit Application
Final Truth in Lending Discl.
Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value:XX/XX/XX15 |---| 17 (Days) |----| Comment: Per modification agreement. Tape Source: Initial Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.39%   Comment: Note   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Default Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX11 to 5XX/XX18; however we required latest 12 month complete payment history. The payment history is missing from 5XX/XX18 toXX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3) "The loan type is FHA and LTV is greater than 80.00% hence required the MI Certificate which is missing from the loan file."	* Missing Appraisal (Lvl 2) "Appraisal Report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file,"
* State Tax Judgment (Lvl 2)     "According to the updated title report datedXX/XX/XX18 there are 2 state tax liens against the borrower in the amount of xx in favor of Illinois Department of Revenue which were recorded onXX/XX/XX14 and 1XXX/XX10."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 5.013%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in IL state and the required disclosures are missing as follow.
xx, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed the TILA APR test and the documentation type test.
TILA APR Test: FAIL 0.000% 5.013% -5.013%.
Final TIL is missing from the loan files. However, APR updated as 0.000% hence, annual percentage rate is less than stated original rate."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the documentation type test. (xx
The loan's document type is "No Documentation," "No Asset Verification", "No Asset or Income Verification", "No Income
Verification", "Reduced", or "Streamline Refinance", or the document type is not provided.

Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to the updated title report datedXX/XX/XX18 there is a break in chain of Assignment as the assignment is required from xx
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "According to the updated title report datedXX/XX/XX18 the subject mortgage was originated by xx.
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87890555	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,239.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated xx.
There are two junior mortgages on the subject property as follows.
1) Junior mortgage on the property in the amount of xxXX/XX/xx13.
 2) Junior mortgage on the property in the amount of xx" recorded on XX/XX/xx14.
Property taxes of the year 2018 are paid in the amount of xx. Prior years taxes are not delinquent.	According to the latest payment as of XX/XX/XX18, the borrower is performing. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest is 6.875%. The loan has never been modified since the origination. The borrower is paying according to the note terms.	Collections Comments:According to the latest collection comments as of XX/XX/XX18, the borrower is performing. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and the current interest is 6.875%. The loan has never been modified since the origination. The borrower is paying according to the note terms.
Currently the loan is not in active foreclosure.
The borrower had filed the bankruptcy under xx with case #1xx.
According to the latest collection comments and the latest exterior BPO report dated XX/XX/XX18, the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with case #xx.	Not Applicable	Origination Appraisal
Mortgage Insurance
Missing Required State Disclosures
Final Truth in Lending Discl.
Notice of Servicing Transfer
Credit Application
Affiliated Business Disclosure
Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: BK was discharged. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No foreclosure is active.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX36   Variance:    Variance %:    Comment: No active modification.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: currently no active foreclosure.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.05% Comment: Default Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "Loan is FHA case. Hence; the MI certificate is required. However; the MI certificate is missing from the loan file."
* Comment history is incomplete (Lvl 3)     "The comment history is available from XX/XX/XX14 to XX/XX/XX18. We review latest 24 months collection comments. However; the comment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX11 to XX/XX/XX18. We review latest 12 months payment history. However; the payment history is missing from XX/XX/XX18 to XX/XX/XX18."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "OHIO" state and this state requires following disclosures and all are missing from the loan file.
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan is failed for:-
TILA APR Test:
The loan data is 0.000%  the comparison data is 6.929% and the variance is -6.929%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to:-
																																																																																								1) TILA APR Test:."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60341208	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,749.21	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$220,068.00	$20,156.26	5.000%	xx	XX/XX/XX17	Financial Hardship	The review of the XXX dated XX/XX/XX18 reflects that the subject mortgage was originated on 0xx.
The chain of assignment has not been completed. There is a gap in assignment from  xx.
There is one Sewer lien against the borrower xx” on the subject property in the favor of XXXX in the amount of xx which was recorded on XX/XX/xx17.
There is an active civil judgment against the borrower xx in the favor of xx in the amount of xx which was recorded on XX/XX/XX16.
There is an active civil judgment against the borrower xx in the favor of xx, Inc in the amount of xx which was recorded on XX/XX/XX12.
The 2017 Combined 1st installment taxes were paid on XX/XX/XX18 in the amount of xx and 2nd installment taxes are due on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is 6XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement made on xx.	Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the servicing comment dated XX/XX/XX17, the reason for default was a reduction in theincome. The borrower has self-employed and intends to retain his property.
The loan has been modified once since origination. As per the modification agreement made on xx, the borrower promises to make a monthly payment of xx with the rate of interest 5.00%, beginning from XX/XX/XX17 till the maturity date XX/XX/XX47.  The new principle balance stated in the Modification is in the amount of xx. The amount of xx of new principal balance should be referred to as deferred principal balance.  Hence, the interest-bearing amount is xx.This modification does not contain any balloon provision.
No information pertaining to bankruptcy has been found.
As per the review of the servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx.
As per the servicing comments, the subject property has been occupied by the owner. No pertaining damage to the subject property has been found. The latest BPO report is not available in the loan file.

Foreclosure Comments:As per the review of the servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx.
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on XX/XX/XX17, between the borrower “xx.This modification does not contain any balloon provision.	Initial Escrow Acct Disclosure
Mortgage Insurance
Credit Application
Notice of Servicing Transfer
Final Truth in Lending Discl.
Origination Appraisal
Missing Required State Disclosures
Affiliated Business Disclosure
Right of Rescission	Field: Current Legal Status Loan Value: Collections Tape Value: Performing |---| |----| Comment: As per the servicing comment, current legal status is collection; however, tape data reflects with performing. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -22 (Days)   Variance %:    Comment: As per modification document, doc date of last modification is XX/XX/XX17; however tape reflects withXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 60 (Days)   Variance %:    Comment: As per available payment history, last payment received date isXX/XX/XX18; however tape reflects withXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: As per note, original stated P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1xx   Tape Value: xx  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per HUD-1 purpose of transaction is refinance; however tape reflects purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per application purpose of application is refinance; however tape reflects purchase.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per payment history, total debt/legal balance per payment history is xx; however tape reflects with xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX14 toXX/XX/XX18. However, we require the latest 24 months servicing comments. The servicing comments are missing fromXX/XX/XX18 toXX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3)     "The subject loan is a FHA loan but MI certificate is missing from the loan file.
.."
* Payment History is not Complete (Lvl 3)     "The payment history is available from 1XXX/XX11 toXX/XX/XX18. However, we require the latest 12 months’ payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."
* Water/Sewer Taxes (Lvl 3)     "Review of updated title report dated XX/XX/XX18 shows an active Sewer lien (Sewage Waste) against the subject property in the amount of xxwith xx
The subject property is located in Indiana.
This can be cured by paying off the utility lien with accrued interest and late charges if any."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers are missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the TILA APR test. The annual percentage rate (APR) is 5.664%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

TILA APR Test: FAIL Loan Data 0.000% Comparison Data 5.664% Variance -5.664%.

This loan failed the Indiana license validation test.

Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Application Missing (Lvl 2)     "The Final 1003 is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Indiana State. The following required state disclosures are missing in the loan files.
1. Hazard Insurance Disclosure.
2. Federal Consumer Credit Protection Act Disclosure.
3. Insurance Freedom of Choice Disclosure."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. xx
xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed TILA APR Test.
This loan failed IN License Validation Test:"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.664%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

TILA APR Test: FAIL Loan Data 0.000% Comparison Data 5.664% Variance -5.664%."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The Right of Rescission is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17944317	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$1,392.44	$5,541.91	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.462%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$347,701.21	Not Applicable	5.000%	xx	XX/XX/XX12	Financial Hardship	According to updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
There is a junior mortgage open against the subject property in favor of Sustainable xx on XXX/XX15.
There is a UCC judgment open against the subject property in favor of xx which was recorded on XXX/XX15.
There is ECB Violation lien (Fire and Building) against the subject property in the favor of Environmental Control Board in the amount of xx which was recorded on 4XX/XX11.
Tax Status:
2018 Borough 1st installment taxes were due on 7XX/XX18 in the amount of xx
2018 Borough 2nd installment taxes are due on 1XXX/XX18 in the amount of xx
2019 Borough 1st and 2nd installment taxes are due in the total amount of xx.
2018 Utilities annual charges were due onXX/XX/XX18 in the amount of xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX18 to till date. The delinquency has been done for 3 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Modification which was made on 7XX/XX12.
As per seller tape data as ofXX/XX/XX18, the payment next due date is 6XX/XX18 and last payment was made onXX/XX/XX18 which was applied for 5XX/XX18.
Collections Comments:Available servicing comment and documents in file reveal that loan is in collections.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX18 to till date. The delinquency has been done for 3 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Modification which was made on xx.
As per seller tape data as ofXX/XX/XX18, the payment next due date is 6XX/XX18 and last payment was made onXX/XX/XX18 which was applied for 5XX/XX18.
Loan was previously in foreclosure. But no information is available. There is no foreclosure activity found in loan in the recent 24 months.Borrower is making payments regularly as only 1 months is delinquent.
There is no bankruptcy filing found by borrowers.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Loan was previously in foreclosure. But no information is available. There is no foreclosure activity found in loan in the recent 24 months.Borrower is making payments regularly as only 1 months is delinquent.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between borrower and xx.	Right of Rescission Notice of Servicing Transfer HUD-1 Closing Statement Credit Application Final Truth in Lending Discl. Origination Appraisal Affiliated Business Disclosure	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: Note Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Loan was modified in 2012   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 61 (Days)   Variance %:    Comment: Payment History   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 5 (Days)   Variance %:    Comment: Note   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: Note   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Default Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at second lien position as updated title report datedXX/XX/XX18 shows, there is a ECB Violation lien (Fire and Building) active against the subject property in the favor of Environmental Control Board in the amount of xx which was recorded on 4XX/XX11."
* Title Review shows major title concern (Lvl 4)     "The updated title report datedXX/XX/XX18 shows, there is a ECB Violation lien (Fire and Building) active against the subject property in the favor of Environmental Control Board in the amount of xx which was recorded on 4XX/XX11. The subject property is located in the New York (NY) state. There can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cure by paying off the above said liens with delinquent interest or late charges."	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXXX/XX14 toXX/XX/XX18 which are incomplete as we required for recent 24 months. Collection comments are missing from 6XX/XX18 toXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Available copy of final HUD-1 contains hand written fees."
* Payment History is not Complete (Lvl 3) "Payment history is available from XXX/XX08 toXX/XX/XX18, which is incomplete as we required for recent 12 months. Payment history is missing from 6XX/XX18 toXX/XX/XX18."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA APR test.
This loan failed the points and fees test. Loan data is xx, comparison data is xx and variance is +xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. Loan data is 0.000% Comparison data is 8.254% and variance is -8.254%."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file"
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form disclosure is missing from the loan file."
* Water/Sewer Taxes (Lvl 2)     "According to updated title report datedXX/XX/XX18, the 2018 Utilities annual charges was due onXX/XX/XX18 in the amount of xx."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "According to updated title report datedXX/XX/XX18, 2018 Borough 1st installment taxes was due on 7XX/XX18 in the amount of xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1621366	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maine	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,828.51	9XX/XX21	Unavailable	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$149,963.37	$44,970.15	3.375%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx, not in its xx No active judgments or lien. Annual county taxes for the year of 2017 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	Review of the payment history dated fromXX/XX/XX15 toXX/XX/XX18 states that the borrower is performing. The last payment was received in the amount of xx which was applied to due date 5XX/XX18, and the next due date is 6XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The Payment History dated as of XX/XX/XX18 reveals that the loan is performing. As per collection comments, it seems that the foreclosure was initiated in loan on 2014. The foreclosure was referred to attorney on xx.
Loan modification was made between xx .  Modification agreement interest rate is 3.375% fixed with the new principal balance is xx of which xx is deferred and xx is accruing interest.  First payment is due XX/XX/XX15 with a maturity date of XX/XX/XX45.  The remaining xx deferred balance will become due in a balloon payment at maturity.
Latest BPO report datedXX/XX/XX18 xx”) state that there is cosmetic damage to the subject property, the external siding/trim need to be repaired; the estimated cost of repair for same is in the amount of xxx0; however collection comment does not reflect any damage to the subject property. Details regarding repairs are unavailable. No details were found regarding the insurance claim.

Foreclosure Comments:As per collection comments, it seems that the foreclosure was initiated in loan  on 2014. The foreclosure was referred to attorney on xx.
Bankruptcy Comments:Not Applicable	Loan modification was made between xx. The remaining xx deferred balance will become due in a balloon payment at maturity.	Final Truth in Lending Discl. Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer Credit Application Affiliated Business Disclosure	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: Note Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx   Variance: 17 (Days)   Variance %:    Comment: Executed Modification agreement in file.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 61 (Days)   Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.62%   Comment: Note   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 4 Family   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Legal Balance Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The available comment history is form XXX/XX17 toXX/XX/XX18, as we required latest 24 months comments history. The comment history is missing formXX/XX/XX18 toXX/XX/XX18." * Payment History is not Complete (Lvl 3) "The available payment history is fromXX/XX/XX15 toXX/XX/XX18, as we required latest 12 months payment history. The payment history is missing formXX/XX/XX18 toXX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* XXX Risk Indicator is "Significant" (Lvl 2)     "CE Risk Indicator is Significant as the loan is failing for ME Title 9-A Subprime Mortgage Loan DTI Provided Test and ME Title 9-A Subprime Mortgage Loan Documentation Type Test.
Final applicatuion is missing from the loan file hence unable to calculate the DTI.
The final HUD-1 has loan discount fee charged to the borrower in the amount of xx however we are unable to determine if the discount points were Bonafide since we are missing the rate sheet."
* XXX State/Local Predatory Test Failed (Lvl 2)     "This is a Rate Spread Home loan and is failing for ME Title 9-A Subprime Mortgage Loan DTI Provided Test and ME Title 9-A Subprime Mortgage Loan Documentation Type Test.
Final applicatuion is missing from the loan file hence unable to calculate the DTI."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA APR test.
Final TIL is missing from the loan files and APR is considered as 0.00% for compliance testing.
The annual percentage rate (APR) is 7.645%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maine state. The state disclosure missing from the loan file are: Notice to Cosigner, Title Attorney Disclosure, Choice of Insurance Notice and Withholding Tax Disclosure."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Property Damage (Lvl 2) "Latest BPO report datedXX/XX/XX18 (located at: “xx) state that there is cosmetic damage to the subject property, the external siding/trim need to be repaired; the estimated cost of repair for same is in the amount of xxx0; however collection comment does not reflect any damage to the subject property. Details regarding repairs are unavailable. No details were found regarding the insurance claim."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Significant	Not Covered	Fail	No Result	Fail	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,500.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50517712	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,727.72	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.550%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	35.573%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$317,958.03	Not Applicable	5.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated on xx . The chain of assignment is complete as the subject mortgage is currently with xx. No active judgment or liens are found pending. As per updated title report, county taxes for the year of 2017 3rd & 4th installment and county taxes for the year of 2018, 1st & 2nd installment was paid in the total amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 5XX/XX18. The next due date xx. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 5XX/XX18. The next due date xx. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx.
According to PACER, bankruptcy is not initiated on the loan.
As per servicing comment datedXX/XX/XX18, subject property is damage. The nature of damage is mold. and claim amount of damage is xx is deposited. Borrower stated that she has mold and personal  belongings have been destroyed. however, latest servicing comment does not shows that damage is repair or not. however, According to latest BPO datedXX/XX/XX18, subject property is occupied by unknown and there is no repairs needed.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx.
Bankruptcy Comments:Not Applicable	This loan modification was done on xx. The amortization type is fixed and new unpaid Principal balance is xx. According to modification lender is agree to forgiven principal balance in the amount of xx which is exceeds 2% of modification amount. As per modification agreement interest bearing amount is xx and modification original rate is 5.000 % and Monthly P&I is xx. The modification payment start date is XXX/XX16 and new maturity date is XXX/XX46.	Affiliated Business Disclosure Notice of Servicing Transfer Origination Appraisal Loan Program Info Disclosure	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: Updated per payment history&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx Tape Value:xx   Variance: 14 (Days)   Variance %:    Comment: Updated per modification   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.40%   Comment: Updated per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 7XX/XX18   Variance: 39 (Days)   Variance %:    Comment: Updated per payment history   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX07   Tape Value: 1XXX/XX08   Variance: 562 (Days)   Variance %:    Comment: Missing appraisal   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.33%   Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Valuexx Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Updated per HUD1   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Updated per loan application   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Updated per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Updated per payment history Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done onxx which is exceeds 2% of modification amount."	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX11 till XX/XX/XX18; however, as we need latest 12 months payment history. Payment history is missing from XX/XX/XX18 till XX/XX/XX18."	* Property Damage (Lvl 2) "As per servicing comment datedXX/XX/XX18, subject property is damage. The nature of damage is mold. and claim amount of damage is xx is deposited. Borrower stated that she has mold and personal belongings have been destroyed. however, latest servicing comment does not shows that damage is repair or not."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$978.25	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36808201	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,219.16	8/XX/XX21	xx	No	Court Delay	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/XX18 states that the subject mortgage was originated on .
The chain of the assignment has been completed currently. The mortgage is with xx
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There is active civil judgment lien on the subject property in the amount of xx which was recorded on 9XX/XX08 and filed by Numerous.
Combined taxes have been paid in the amount of xx for the year 2018.
No delinquent taxes have been located for the prior year.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from to XX/XX/XX12. The last payment was received in the amount of xx and it was applied for the due date 1XXX/XX12. Rate of interest is 7.00%. The current unpaid principal balance is in the amount of xx.	Collections Comments:xx
Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx0; however unsecured portion remained as xx. Collection comments does not show any cram down.
Foreclosure process was initiated in the loan.
As per the collection comment states that the foreclosure was referred to the attorney on xx.
Complaint was get filed onxx.
Collection comment dated on XXX/XX18, states that the foreclosure sale was scheduled onxx.
Foreclosure process was put on hold due to court delay.
No further information is available to understand the current status of foreclosure process.
Available servicing comment and the BPO report locator(xx") dated onXX/XX/XX18, shows that the subject property is owner occupied and is in average condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from to XX/XX/XX12. The last payment was received in the amount of xx and it was applied for the due date 1XXX/XX12. Rate of interest is 7.00%. The current unpaid principal balance is in the amount of xx.

Foreclosure Comments:Foreclosure process was initiated in the loan.
As per the collection comment states that the foreclosure was referred to the attorney on xx.
Complaint was get filed on xx.
Collection comment dated on XXX/XX18, states that the foreclosure sale was scheduled onxx.
Foreclosure process was put on hold due to court delay.
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx  had filed bankruptcy under xx Case#xx.
Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx0; however unsecured portion remained as xx. Collection comments does not show any cram down.
Not Applicable	Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Mortgage Insurance
Credit Application
Notice of Servicing Transfer
Affiliated Business Disclosure
Missing Required State Disclosures
Origination Appraisal	Field: Escrow Balance per Payment History Loan Value: xxx Tape Value: xxxx32.15 |---| xx |----| -1.00% Comment: Tape Source: Initial Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: UGI   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Unavailable   Tape Value: 20%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: MI Initial Premium Amount   Loan Value: Unavailable   Tape Value: xxxx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX37   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx Law Offices Pc   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xxxxx5.13 Variance %: -0.25% Comment: Reviewer updated per documents found in BOX Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not signed by the borrower."
* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX12 till XX/XX/XX18; however, as we need latest 12 months payment history. Payment history is missing from XX/XX/XX18 till XX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is not found."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is not found."
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2)     "Under voluntary petition in xx Borrower intend to surrender the subject property. xx had filed bankruptcy under xx Case#1xx state that the subject property is currently occupied by the owner. Updated title report the current vesting shows xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is not found."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 7.337% Over By - 7.337%."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D in voluntary petition dated 6XX/XX11 shows amount of claim without deducting value of collateral is xx and value of collateral is xx0; however unsecured portion remained as xx. Collection comments does not show any cram down."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Co-Signer Notice Requirements
New York Real Property Escrow Account Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 7.337% Over By - 7.337%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 7.337%. The disclosed APR of 0.000% is not considered accurate because it is more than
																																																																																								X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56366307	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,423.33	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	xx	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX12	$412,584.80	Not Applicable	2.750%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows subject mortgage was originated on xx.

The Chain of Assignment is not complete due to a break in the chain.  The assignment was transferred from xx

Additionally, the original assignment from xx

2018 1st half county taxes have been paid off in the amount of xx onXX/XX/XX18.
2018 2nd half county taxes is due on XX/XX/xx18 in the amount of xx

No any prior year taxes are delinquent as per updated title report.	The review of the payment history provided as ofXX/XX/XX18 reflects the subject loan is current and next due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The UPB as of the date the payment history was provided is in the amount of xx.	Collections Comments:The review of the payment history provided as ofXX/XX/XX18 reflects the subject loan is current and next due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The UPB as of the date the payment history was provided is in the amount of xx.
The loan was modified between borrower "xx.
The RFD provided onXX/XX/XX16 reflects medical/loss of income.  The borrower advised their intentions are to retain the property and can afford to pay.
The prior Foreclosure action was Dismissed on xx

The subject property is owner-occupied.  No damages or repairs have been found.
Foreclosure Comments:The prior Foreclosure action was Dismissed on xx.	The loan was modified between borrower "xx for 60 months then steps up to 3.75% with a P&I payment of xx for 12 months and ends at 4% with a P&I payment of xx from XXX/XX18 until maturity date of 1XXX/XX36.	Affiliated Business Disclosure
Credit Application
Origination Appraisal
Final Truth in Lending Discl.
Loan Program Info Disclosure
Missing Required State Disclosures
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Missing Required Disclosures
Document Showing a Index Numerical Value	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy (post-loan origination) is "Yes", and the tape shows as "No". Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Did a modification change note term is Yes, however tape reflected as No. The loan was modified since origination.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.75%   Comment: Escrow Balance per payment history provided reflects xx however missing Updated Payment History.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 60 (Days)   Variance %:    Comment: Last payment received date isXX/XX/XX18 per payment history as ofXX/XX/XX18, however tape reflectsXX/XX/XX18. Missing updated Payment History.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is Step as per the modification document, however tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:xx   Tape Value:xx   Variance: 1 (Days)   Variance %:    Comment: Original note doc date is 9XX/XX06, per note document, however tape reflected as 9XX/XX06.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Original Stated P&I was not provided in the file. The Note at origination was a 10 year Interest Only. The Note only reflects the Interest Only Payment. Final TIL was missing therefore unable to get the post IO payment.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application is missing from the file however the loan is a Purchase Transaction therefore the Purpose of Refinance is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1 document shows the purpose of transaction per hud-1 is Purchase, however tape shows as Refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: The loan applicatiXX/XX03 is missing however the subject transaction is a purchase, however tape shows refinance.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX15   Variance:    Variance %:    Comment: Foreclosure was cancelled, closed and billed.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: The Subject Property Type is a PUD per the PUD Rider to the Mortgage.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: The payment history is provided as ofXX/XX/XX18 and reflects the total debt/legal balance is xx, however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: The payment history is provided as ofXX/XX/XX18, and reflects the unpaid current principal balance (UPB) is xx, however tape reflects xx. Missing updated Payment History. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 toXX/XX/XX18. The latest 24 months servicing comments are required for review. Missing comments fromXX/XX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from 5XX/XX13 toXX/XX/XX18. The latest 12 months payment history is required for review. Missing payment history fromXX/XX/XX18 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure missing from the loan file."
* Application Missing (Lvl 2)     "The Initial and Final loan applications are missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the State of Washington.  The following Required State Disclosures are missing from the loan file:
- Choice of Insurance Notice
- Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
- Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The Chain of Assignment is not complete due to a break in the chain.  The assignment was transferred from xxr xx A Gap Assignment is needed."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR Test due to missing the Final TIL therefore the APR was entered as 0%."
* Only Estimated HUD in file (Lvl 2)     "The HUD is marked Estimated however it is signed by all parties, both borrowers and the settlement agent, on the day of closing and is stamped certified true and correct copy of the original.  It appears to be the Final HUD with correct figures but just shows Estimated printed at the top of the first page."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The Note at origination is an Interest-Only Period Adjustable Rate Mortgage.  Unable to determine the Operative Index Value used by the lender at origination due to missing documents such as Loan program disclosure/Rate lock agreement/Closing instructions."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The XXX risk indicator is "Moderate" due to failing the TILA APR Test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75885982	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$102.00	$2,676.36	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$498,067.88	Not Applicable	3.500%	xx	XX/XX/XX16	Financial Hardship	As per the updated title report dated XX/XX/XX18, the subject mortgage was originated on XX/XX/XX07with lender xx.
The chain of assignment has been completed, currently, the assignment is with xx.
There are 2state tax liens the against the borrower xx in the favor of xx. The first was recorded on XX/XX/XX15 in the amount of xx and the second was recorded on XX/XX/XX15 in the amount of xx.
The 2018combined and utilities taxes are paid in the amount of xx, the combined 3rd installment taxes was due on XX/XX/XX18in the amount of xx.

According to the payment history as of dated XX/XX/XX18, the borrower is making regular payments. The last payment was received onXX/XX/XX18 in the amount of xx(PITI).The monthly P&I is in the amount of xx with the interest rate of 3.500%.The UPB is reflected in the payment history in the amount of xx. The borrower has made last payment as per the modification made on xx.	Collections Comments:The current status of the loan is performing. According to the payment history as of dated XX/XX/XX18, the borrower is making regular payments. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 3.500%. The UPB is reflected in the payment history in the amount of xx. The borrower has made last payment as per the modification made on xx.
The loan has modified since the origination, the modification agreement was made between the lender xx.
The first payment due date is xx.
No comments regarding the bankruptcy have been found.
The process of foreclosure has been initiated in 2015 but was on hold due to litigation. No latest servicing comments reflect the information regarding the foreclosure.
As per the latest exterior BPO report dated XX/XX/XX18 the subject property is owner occupied and is in average condition.No comments regarding the repair or damage has been found. The As-Is Price and Repaired Price is xxx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between the lender xx. The new UPB is xx with the monthly P&I xx and the interest rate of 3.500%. The first payment due date is XXX/XX16and the maturity date is xx.	Affiliated Business Disclosure HUD-1 Closing Statement Credit Application Final Truth in Lending Discl. Right of Rescission Notice of Servicing Transfer Origination Appraisal	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: The note is not balloon note. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No Foreclosure currently.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -1 (Days)   Variance %:    Comment: As per the modification doc the mod date is XXX/XX16 however , tape reflects as XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 7XX/XX18   Variance: 33 (Days)   Variance %:    Comment: As per the latest PH the last payment received date isXX/XX/XX18 however tape reflects as 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xxx   Variance: 1 (Days)   Variance %:    Comment: The appraised doc is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.15%   Comment: The appraisal doc is missing from the loan file, the loan amount is taken as appraised value.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value: 5XX/XX07   Variance: 4 (Days)   Variance %:    Comment: As per the note the original note doc date is XX/XX/XX07 however tape reflects as 5XX/XX07 .   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.54%   Comment: as per the original note the stated P&I is xx however, tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per loan documents the loan refinance however tape reflects as purchase. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per loan documents the loan refinance however tape reflects as purchase.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No foreclosure in file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the latest PH the total debt s xx however, taper reflects as xx. Tape Source: Initial Tape Type:	D	* Payment History is not Complete (Lvl 3) "The payment history is available from 7XX/XX104 toXX/XX/XX18.As we require latest 12 months payment history.The payment history is missing from 6XX/XX18 toXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 to XX/XX/XX18. As we require latest 24 months servicing comments. The comment history is missing from 6XX/XX18 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report dated XX/XX/XX18, there are 2 state tax liens against the borrower xx in the favor of xx.The first was recorded on XX/XX/XX15 in the amount of xx and the second was recorded on XX/XX/XX15 in the amount of xx."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "as per the updated title report dated XX/XX/XX18, the 2018 third installment combined taxes was due on XX/XX/XX18 in the amount of xx."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal document is missing from the loan file."										Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41587739	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maine	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,446.72	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.790%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX16	$123,253.94	Not Applicable	5.875%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report dated XX/XX/XX18,shows that the subject mortgage was originated onXX/XX/xx08 and was recorded on xx.
No active judgments or liens have been found against the borrower.
2017 Combined taxes have been paid in the amount of xx.

According to a review of the payment history as ofXX/XX/XX18, the borrower is current and is due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the June 2018 payment. The current UPB is in the amount of xx. The borrower has been making the payments as per Modification in 2016.	Collections Comments:According to a review of the payment history as ofXX/XX/XX18, the borrower is current and is due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the June 2018 payment. The current UPB is in the amount of xx. The borrower has been making the payments as per Modification in 2016.
The loan modification agreement was made on xx between the borrower xx.  The new modified principal balance is in the amount of xx of which xx is Principal Forgiveness and the remaining xx is the interest bearing amount where borrower is to pay at a fixed rate of 5.875% the amount of xx beginning XXX/XX16 until maturity date of 4XX/XX53.
The foreclosure was initiated and referred to an attorney on xx. The complaint was filed onxx. Servicing comment datedXX/XX/XX17 reflects the prior foreclosure action was closed and billed.
There is no indication of any bankruptcy filings found.
The foreclosure was initiated and referred to an attorney on xx.  The current occupancy of the subject property is with the Owner. No damages found pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx.

Bankruptcy Comments:Not Applicable	The loan modification agreement was made on xx a fixed rate of 5.875% the amount of xx beginning XXX/XX16 until maturity date of xx.	HUD-1 Closing Statement Notice of Servicing Transfer Right of Rescission Origination Appraisal Credit Application Title Evidence Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: xx Tape Value:xx |---| 1 (Days) |----| Comment: xx.However, tape reflects it as XXX/XX16. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.52%   Comment: Escrow Balance per payment history datedXX/XX/XX18 is xx however tape reflects xx. Missing the updated payment history.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 57 (Days)   Variance %:    Comment: As per Payment history datedXX/XX/XX18, the last payment received date isXX/XX/XX18 however, tape reflects it asXX/XX/XX18. Missing updated payment history.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx  Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: The Original Balance is xx however tape rounded.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.37%   Comment: As per Note the P&I is xx however, tape reflects it as xx. This is the modified payment.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per HUD-1 the purpose of transaction is Refinance however, tape reflects it as Purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per Application the purpose is refinance however, tape reflects it as Purchase.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 7XX/XX14   Variance:    Variance %:    Comment: Prior Foreclosure action has been cancelled.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per Payment History datedXX/XX/XX18, the Total Debt/Legal balance is xx however, tape reflects it as xx. Missing updated payment history.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per Payment History datedXX/XX/XX18, the UPB is xx however, tape reflects it as xx. Missing updated payment history.&#xxD; Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan modification agreement was made on xx. As per modified terms, the unpaid principal balance is xx of which lender has forgiven the amount xx, which exceeds 2% of modification amount. The interest bearing amount is xx."
* Missing Title evidence (Lvl 4) "Final Title Policy is missing from the loan file along with preliminary title report and commitment."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 toXX/XX/XX18. The latest 24 months servicing comments are required for review. Missing comments from 6XX/XX18 toXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file along with itemization and estimated HUD-1."
* Payment History is not Complete (Lvl 3) "The payment history is available from 7XX/XX14 toXX/XX/XX18. The latest 12 months payment history is required for review. Missing payment history from 6XX/XX18 toXX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "The Initial and Final Loan Applications are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in ME state. The following state disclosure is missing from the loan file.
·Notice to Cosigner
·Title Attorney Disclosure
·Choice of Insurance Notice
																																																																																								·Withholding Tax Disclosure"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47224970	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,787.67	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	8.125%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Commitment	Not Applicable	xx	XX/XX/XX16	$279,569.12	Not Applicable	5.500%	xx	XX/XX/XX16	Financial Hardship	Review of the updated title report dated XX/XX/XX18 shows the subject mortgage originated onXX/XX/XX07 and was recorded on xx.
There is a junior mortgage originated simultaneously onXX/XX/XX07 and recorded on 6XX/XX07 with the lender xx.
No active judgments or liens have been found against the borrower.
2019-2018 Combined taxes have been paid in the amount of xx.
The second installment of 2019 combined taxes are due in the amount of xx.
According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is 6XX/XX18. The last payment received date isXX/XX/XX18 it is in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification in 2016.	Collections Comments:The loan currently active is in Collections and the next due date for payment is 6XX/XX18. The last payment received date isXX/XX/XX18 it is in the amount of xx. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification in 2016.
The loan has been previously modified only once in 2016 and the effective was on XXX/XX16 between the borrower xx with lender xx.
The new modified principal balance as per modification is in the amount of xx.The borrower has promised to pay the monthly payment in the amount of xx with a interest rate of 5.500% .The unpaid principal balance is xx of which lender has forgiven the amount xx, which exceeds 2% of modification amount. Hence, the modified principal balance and interest bearing amount is xx.
The agreement does not consist provision for the balloon payment. No bankruptcy and foreclosure activity found. The reason for Default is Unemployment/Decreased Income. The current occupancy of the subject property is with the Occupied by Unknown Party. No damages found pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made on XXX/XX16 between the borrowers xx with lender xx.
The new modified principal balance is in the amount of xx. xx of the new principal balance is forgiven and no interest will be accrued on this amount.
The forgiven amount exceeds 2% of the new unpaid principal balance.
 The new interest bearing amount then is now xxThe borrower has promised to pay the monthly payment in the amount of xx with an interest rate of 5.500%. The loan has been previously modified only once in 2016.
There is no balloon feature.

HUD-1 Closing Statement
Origination Appraisal
Affiliated Business Disclosure
Final Truth in Lending Discl.
Right of Rescission
Missing Required State Disclosures
Notice of Servicing Transfer
Credit Application
Final Title Policy	Field: Current Legal Status Loan Value: Collections Tape Value: Performing |---| |----| Comment: As per collections the current legal status is Collections.However, tape reflects it as Performing. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 29 (Days)   Variance %:    Comment: xx.However, tape reflects it asXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 61 (Days)   Variance %:    Comment: As per Payment History the last payment received date isXX/XX/XX18.However, tape reflects it asXX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX07   Tape Value: 8XX/XX11   Variance: 1524 (Days)   Variance %:    Comment: As per loan documents the appraisal is missing from the loan file so the appraisal date is Not applicable.However, tape reflects it as 8XX/XX11.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.48%   Comment: As per Note the P&I is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: As per HUD-1 the purpose of transaction is Cash-out.However, tape reflects it as Purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per application the purpose per application is refinance.However, tape reflects it as purchase.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per Payment History the UPB is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan modification agreement was made on XXX/XX16. As per modified terms, the unpaid principal balance is xx of which lender has forgiven the amount xx, which exceeds 2% of modification amount. Hence, the modified principal balance and interest bearing amount is xx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file along with itemization and estimated HUD-1."
* Payment History is not Complete (Lvl 3)     "The payment history is available fromXX/XX/XX14 toXX/XX/XX18. However, we require the latest 12 months’ payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XX/XX/XX14 toXX/XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing fromXX/XX/XX18 toXX/XX/XX18."
* Missing Final Title Policy with applicable xx. (i.e., xx) (Lvl 3) "Only page 1 and 2 of final Title policy with First American Title have been provided. The file contains a Commitment from xx only."	* Title shows an assignment chain break (Lvl 2) "The review of the updated title report dated XX/XX/XX18,the chain of assignment has been completed. The latest assignment is form xx, not in its individual capacity, but solely as trustee for VM trust Series 3, A xx recorded onXX/XX/XX15.However it shows there is a Gap in Assignment."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MA state. The following state disclosure is missing from the loan file.
·Lead-Based Paint Disclosure
·Mortgage Loan Application Disclosure
·Carbon Monoxide Alarms
·MA Smoke Detector Certificate
·Notice of the Specific Reason for Denial of Credit
·Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69565912	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$690.32	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$95,488.61	$14,988.61	3.000%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated onXX/XX/xx07 with xx.
The chain of assignment has been completed. The latest assignment is form  xx.
No active judgments or liens have been found against the borrower.
The annual combined taxes in 2018 have been paid in the amount of xx.
No prior years delinquent taxes have been found.

According to the latest payment history, the borrower is currently delinquent for 7 months and the next due date for the payment is 1XXX/XX17. The last payment received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification agreement dated 1XXX/XX16.

Collections Comments:According to the servicing comments, the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX17. The last payment received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected is in the amount of xx. The borrower has been making the payments as per Modification agreement dated xx.
Reason for default is an excessive obligation.
The loan had been modified on xx. The unpaid principal balance is xx with the interest rate of 3.00%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX16. The maturity date will be on xx
The foreclosure was initiated in 2014 and the file was referred to an attorney on xx.
As per the PACER report, the borrower xx According to the xx proposed plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The last of last filing of bankruptcy was xx.
The comment datedXX/XX/XX18 shows that the subject property is owner-occupied.
According to the BPO report dated XX/XX/XX18 located at xx),  the subject property is owner occupied and is in average condition. The “As is Price” is xxForeclosure Comments:The foreclosure was initiated in 2014 and the file was referred to an attorney on xx
Bankruptcy Comments:As per the PACER report, the borrower xx. According to the xx proposed plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The last of last filing of bankruptcy wasXX/XX/XX18.

This modification agreement was made on XXX/XX16 between the borrower xx.
The unpaid principal balance is xx with the interest rate of 3.00%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX16. The maturity date will be on 1XXX/XX56.
Missing Required State Disclosures
Affiliated Business Disclosure
Notice of Servicing Transfer
Credit Application
Final Truth in Lending Discl.
Right of Rescission
Origination Appraisal
Initial Escrow Acct Disclosure	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Occupied by Unknown Party |---| |----| Comment: As per servicing comment the occupancy is Owner.However, tape reflects it as Occupied by unknown. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx   Variance: 12 (Days)   Variance %:    Comment: As per Mod the last modification date is 1XXX/XX16.However, tape reflects it as XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history, the escrow balance is xxx; however, the tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: As per mod the maturity date is 1XXX/XX56.However, tape reflects it as 9XX/XX56.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.10%   Comment: As per Note the P&I is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1 the purpose of transaction is Cash-out.However, tape reflects it as Refinance.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per Payment History the Total Debt/Legal balance is xx.However, tape reflects it as xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 to 6XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 6XX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition shows xx as unsecured portion out of claim amount of xx. The value of collateral that supports the claim amount is xxhere are no comments regarding a cram down."
* Payment History is not Complete (Lvl 3) "The payment history is available from 5XX/XX13 toXX/XX/XX18. However, we require the latest 12 months’ payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in North Carolina State. The following state disclosures are missing from the loan file:
·Amortization Schedule Disclosure.
·Credit Property Insurance Disclosure.
·Fee Agreement.
·Priority of Security Instrument Disclosure.
·Attorney Selection Disclosure."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: FAIL; Loan Data: 0.000%; Comparison Data: 10.753% and Variance:-10.753%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 10.753%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "First Lien Lender Fees Test: FAIL, Loan Data: xx Comparison Data: xx & Variance:+xxhis loan failed the first lien lender fees test due to one of the following findings: (NC §24-1.1A(e))
The loan is a first lien mortgage with a principal amount that is greater than or equal to xxx00 and the sum of all lender fees exceeds the greater of 0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage made by a HUD approved lender and the sum of all lender fees exceeds the greater of
0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage with a principal amount that is less than xxx00 and the loan charges a lender fee. (xx))."
* Missing Appraisal (Lvl 2)     "Appraisal repoXX/XX08 is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan failed the first lien lender fees test."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94483975	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,637.82	8/XX/XX21	Unavailable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	xxX	Conventional	ARM	60	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on XX/XX/XX05 and was recorded on xx. The chain of assignment has not been completed. The missing assignment is from xxc. The latest assignment is with xx No active liens and judgments were found against the borrower. No prior year delinquent taxes have been found. The 1st installment of 2018 County tax is paid on XX/XX/XX18 in the amount of xx. The 2nd installment of 2018 County tax is due for XX/XX/xx18 in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is current and due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the note terms.	Collections Comments:The current loan status is performing. According to the payment history as ofXX/XX/XX18, the borrower is current and due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the note terms. The loan was not modified since origination.
The reason for default is medical issue. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
The prior foreclosure action was initiated.  The file was referred to an attorney on xx. No recent foreclosure activity have been found in last 24 months collection comments.

According to the PACER, the borrower Nguyen Thanh Nga T had filed for bankruptcy under xx with the case# xx.
Servicing comment datedXX/XX/XX16 reflects an authorized third party called wanting to do a mod.  He also advised the borrower had a fire in her home and has a check made out to her and SMS and she wants to apply the funds to the balance owed.  He stated it was only for xx and the servicer stated that wasn't enough to bring the loan current.  He said he knew but that she wants a mod and needs the balance to be reduced.  Borrower called on XX/XX/XX16 stating RFD was illness and she is able to make payments.  She does not have full reinstatement therefore wants to do a repayment plan.  She said she has xx as a down payment.  The Investor approved the xxDP and 12 month repayment plan at xx/month.  The loan was approved for a 12 month repayment plan on 4XX/XX17, beginning with the 4XX/XX17 payment, after receiving the xx Down Payment.  The down payment of xx received XXX/XX17, consisted of a loss draft check for xx, xx check, and xx send via wire.  The Foreclosure action was placed on hold and the Sale date for xx.  Servicing comment datedXX/XX/XX18 reflects the repayment plan was successfully completed and the loan is now current.  The foreclosure attorney was advised to close the file.
Foreclosure Comments:The prior foreclosure action was initiated. The file was referred to an attorney on xx. The sale was scheduled for xx. The sale was held on xx. The Foreclosure action was placed on hold and the Sale date for xx. There is no comment indicating a cram down.	Not Applicable	Origination Appraisal Credit Application Final Truth in Lending Discl. Missing Required State Disclosures Initial Escrow Acct Disclosure Document Showing a Index Numerical Value Loan Program Info Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: ARM Lifetime Cap Rate Loan Value: 12% Tape Value: 6.0% |---| |----| 6.25% Comment: The Note reflects the ARM Lifetime Cap Rate as 12.250%.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.3%   Tape Value: 4.0%   Variance:    Variance %: -1.75%   Comment: The Note reflects the ARM Lifetime Floor Percent as 2.250%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy on XX/XX/XX16 which is Post-Loan Origination as the subject loan closed on XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History is xx#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 63 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx Variance:    Variance %:    Comment: The loan is not modified.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: Not Applicable   Tape Value: 8XX/XX05   Variance:    Variance %:    Comment: The appraisal from origination was missing from the file.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The Note at origination had an Interest Only Period with a payment of xx. The Note did not specify the post interest only period payment amount.   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: 2.0%   Tape Value: 1.0%   Variance:    Variance %: 1.00%   Comment: Periodic Pay Adjusment Cap is 2.000%.   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 2.0%   Tape Value: 1.0%   Variance:    Variance %: 1.00%   Comment: Rate Adjustment Subsequent Cap Percent is 2.000%.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 7XX/XX14   Variance:    Variance %:    Comment: The prior Foreclosure action was Dismissed due to reinstatement.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 4) "Servicing comment datedXX/XX/XX16 reflects an authorized third party called wanting to do a mod. He also advised the borrower had a fire in her home and has a check made out to her and SMS and she wants to apply the funds to the balance owed. He stated it was only for xx and the servicer stated that wasn't enough to bring the loan current. He said he knew but that she wants a mod and needs the balance to be reduced. Borrower called on XX/XX/XX16 stating she does not have full reinstatement therefore wants to do a repayment plan. She has xx as a down payment. The Investor approved the xxDP and 12 month repayment plan at xx/month. The loan was approved for a 12 month repayment plan on 4XX/XX17, beginning with the 4XX/XX17 payment, after receiving the xx Down Payment. The down payment of xx received XXX/XX17, consisted of a loss draft check for xx, xx check, and xx send via wire. The Foreclosure action was placed on hold and the Sale date for xx was cancelled. Servicing comment datedXX/XX/XX18 reflects the repayment plan was successfully completed and the loan is now current. The foreclosure attorney was advised to close the file.
As per the XXX/XX17 comment, PFI deposited claim check Ins Co. The Check#xx.	* Not all borrowers signed HUD (Lvl 3) "The Final HUD-1 document in the file was not executed by the borrowers." * Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 toXX/XX/XX18. The latest 24 months servicing comments are required for review. Missing comments fromXX/XX/XX18 toXX/XX/XX18." * Payment History is not Complete (Lvl 3) "The payment history is available from 7XX/XX14 toXX/XX/XX18. The latest 12 months payment history is required for review. Missing payment history fromXX/XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "The Appraisal at the time of origination is missing from the loan file."
* Application Missing (Lvl 2)     "The Final Application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "1.Construction Lien Disclosure
2.Mortgage Loan Servicing Disclosure
3.Choice of Insurance Notice
4.Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
5. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The Compliance Risk Indicator is Moderate due to failing the TILA APR test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test due to missing the final TIL and the APR was entered as 0%."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The subject Note is an Interest First Adjustable Rate Note.  Unable to determine the Operative Index Value used by the lender at origination."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$22,422.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80847684	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$810.94	8/XX/XX21	xx	Yes	Borrower is Contesting Foreclosure	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	FHA	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. The current assignment is from xx.

2018 taxes are due in the amount of xx.

Property is assessed as xx, whereas data tape says xx. Additionally, the mortgage lists an incorrect address of xx, but the legal and parcel number is a match to the subject property.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment received onXX/XX/XX18, the payment applied on 6XX/XX18 and the next due date for payment is xx. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in collection. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment received onXX/XX/XX18, the payment applied on 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unemployment and decreased income. The subject property has been occupied by the owner.
The foreclosure was initiated. The file was referred to an attorney on 5XX/XX14 and the complaint was filed onXX/XX/XX14. The comment dated 1XXX/XX14 states that the borrower filed contested on xx for extra fees. The comment dated XXX/XX18 states that contested still pending. No further comments found.
There are no comments found for damage.

Foreclosure Comments: The foreclosure was initiated. The file was referred to an attorney on xx. The comment dated xx states that contested still pending. No further comments found.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer
Credit Application
Origination Appraisal
Mortgage Insurance
Loan Program Info Disclosure
Final Truth in Lending Discl.
Affiliated Business Disclosure
Initial Escrow Acct Disclosure	Field: ARM Lifetime Cap Rate Loan Value: 12% Tape Value: 5.0% |---| |----| 7.00% Comment: As per note ARM cap rate is 12.00%; however tape reflects 5.00%. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.8%   Tape Value: 5.0%   Variance:    Variance %: -2.25%   Comment:    Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 62 (Days)   Variance %:    Comment: As per payment history last payment received date isXX/XX/XX18; however tape reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX29   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Verified address from note   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.51% Comment: AS per payment history total debt is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX12 toXX/XX/XX18. However, we require the latest 12 months’ payment history. The payment history is missing from 6XX/XX18 toXX/XX/XX18."
* Foreclosure Delay or Contested (Lvl 3)     "The foreclosure was initiated. The file was referred to an attorney on xx states that contested still pending. No further comments found."
* MI, FHA or MIC missing and required (Lvl 3)     "This is FHA loan. MI Certificate is missing from the loan file."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XX/XX/XX14 toXX/XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing fromXX/XX/XX18 toXX/XX/XX18."
* Lost Note Affidavit (Lvl 3) ""xx" showing original note was misplaced, lost or destroyed. xx.	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: Result: FAIL Loan Data: 0.000% Comparison Data: 3.284% Variance: -3.284%

This loan failed the TILA APR test. The annual percentage rate (APR) is 3.284%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "As per note and mortgage property address is xx.
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA APR Test: Result: FAIL Loan Data: 0.000% Comparison Data: 3.284% Variance: -3.284%"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74043668	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,590.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.950%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX10	$126,711.75	Not Applicable	8.200%	xx	XX/XX/XX10	Financial Hardship	The reviews of updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on XX/XX/XX07 and recorded on xx., xx of xx. The chain of assignment is completed. The latest assignment is xx. No active liens and judgment found. The annual taxes is paid in the amount of xx. No delinquent tax has been found.	According to payment history as ofXX/XX/XX18, the borrower is current and due for the 5XX/XX18 payment. The latest payment was received onXX/XX/XX18 in the amount of xx and was applied to the April 2018 payment. As per payment history, the UPB is xx. The stated current rate is 8.2%, P&I is xx, and PITI is xx. The borrower is making payments through the loan modification.	Collections Comments:According to payment history as ofXX/XX/XX18, the borrower is current and due for the 5XX/XX18 payment. The latest payment was received onXX/XX/XX18 in the amount of xx and was applied to the April 2018 payment. As per payment history, the UPB is xx. The stated current rate is 8.2%, P&I is xx, and PITI is xx. The borrower is making payments through the loan modification.

According to modification agreement, the loan was modified on xx The maturity date as per modification isxx.  The modification reflects a final balloon payment in the amount of xx due and payable on the New Maturity Date.

 The borrower filed bankruptcy xx case# xx. The debtor shall pay to the trustee the sum of xx per month for 60 months. The schedule D of voluntary petition dated 8XX/XX11 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx.  However the unsecured portion is xx.   No Foreclosure activity has been found.
Servicing comment datedXX/XX/XX18 reflects the property is owner occupied and the RFD was illness of customer.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower filed bankruptcy xx case# xx. The debtor shall pay to the trustee the sum of xx per month for 60 months. The schedule D of the bankruptcy voluntary petition dated 8XX/XX11 shows an amount of secured claim without deducting the value of collateral is xx,431 and value of collateral is xxxx0 leaving an unsecured portion for xx.	According to modification agreement, the loan was modified on 9XX/XX10 between the borrowerxx and xx. The new principal balance is xx with interest rate 8.2% and the borrower promises to pay P&I xx beginning from 9XX/XX10. The maturity date as per modification isxx. The modification reflects a final balloon payment in the amount of xx due and payable on the New Maturity Date.	Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Credit Application
Affiliated Business Disclosure
Document Showing a Index Numerical Value
Loan Program Info Disclosure
Title Evidence
Origination Appraisal
Missing Required State Disclosures
Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the PACER report, borrower filed bankruptcy chapter xx. The bankruptcy has been closed. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The loan as of xx is performing as the due date was 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Modification the did change the Note terms. &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.41%   Comment: The Escrow Balance per the payment history datedXX/XX/XX18 is xx. Missing updated payment history.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 54 (Days)   Variance %:    Comment: The payment history datedXX/XX/XX18 reflects the Last Payment Received Date asXX/XX/XX18. Missing updated payment history.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: Not Applicable   Tape Value: 5XX/XX07   Variance:    Variance %:    Comment: Missing appraisal from origination.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: The Note reflects the Original Stated P&I as xx. The loan was modified since origination.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: Total debt/legal balance per payment history datedXX/XX/XX18 reflects xx. Missing updated payment history.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: The UPB per the payment history datedXX/XX/XX18 is xx. Missing updated payment history. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The Final Title Policy is missing from the loan file. The file also does not contain a Preliminary or Commitment Title."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 to 6XX/XX18. The latest 24 months servicing comments are required for review. Missing comments from 6XX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from 5XX/XX12 toXX/XX/XX18. The latest 12 months payment history is required for review. Missing payment history from 6XX/XX18 toXX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "The Final Truth in Lending is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate due to failing the TILA APR Test."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The subject lien Note from origination is an Adjustable Rate Note.  Unable to determine the Operative Index Value used by the lender at origination."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Prior xx Bankruptcy case# xx.  Schedule D of the bankruptcy voluntary petition dated xx shows an amount of secured claim without deducting the value of collateral is xxand value of collateral is xxleaving an unsecured portion for xxThere was no indication of a cram down.  The Bankruptcy plan was discharged on xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test due to missing the Final TIL and the APR was entered as 0%."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "1.Equal Credit Availability Notice 2.Insurance Tying Disclosure 3.Non-Deposit Insurance DisclosureEqual Credit Availability Notice 4.Insurance Tying Disclosure 5.Non-Deposit Insurance Disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57880799	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,666.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$109,220.83	Not Applicable	5.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx. The chain of the assignment has not been completed. The last assignment is xxt.
No judgments or liens were found against the subject property or borrower.
First installment of 2018-2019 county taxes has been paid in the amount of xx on XX/XX/XX18 and second installment is due in the amount of xx on XX/XX/xx18.
2017-2018 county annual taxes have been paid in the amount of xx on XX/XX/xx17 and 2016-2017 county annual taxes have been paid in the amount of xx on XX/XX/xx16. 2018 monthly utilities taxes are due in the amount of xxx3 on XX/XX/XX18 and penalty date is XX/XX/XX18. No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.000 % and P&I of xx.
According to the tape data as of XX/XX/XX18, the next due date is XX/XX/XX18 and the UPB reflected is in the amount of xx.
Collections Comments:The loan is current and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.000 % and P&I of xx.
According to the tape data as of XX/XX/XX18, the next due date is XX/XX/XX18 and the UPB reflected is in the amount of xx. According to comment dated XX/XX/XX18, the borrower has sent letter disputing credit reporting. No bankruptcy and foreclosure details were found in the collection comment.
Trial plan was offered to the borrower from XX/XX/XX14 to XX/XX/XX14. The loan was modified on xx and payment was effective from 0xx. As per the modified terms, the new principal balance is xx. Borrower promises to pay P&I amount  xx monthly with a modified interest rate 5.000 % beginning from  XXX/XX15 with a maturity date ofxx.

According to the BPO report located at “xx”dated XX/XX/XX18, the subject property is owner occupied and is in average condition. No comment pertaining damage to the subject property has been observed. As-Is list price is quoted as xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Modification agreement was made on XXX/XX15 between the borrower, xxg. As per the modified terms, the new principal balance is xx. Borrower promises to pay P&I amount xx monthly with a modified interest rate 5.000 % beginning from XXX/XX15 with a maturity date of xx.	Affiliated Business Disclosure
Missing Required State Disclosures
Credit Application
Title Evidence
Loan Program Info Disclosure
Right of Rescission
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Origination Appraisal	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Foreclosure details are not available in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx Tape Value: xx   Variance: 75 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 58 (Days)   Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.26%   Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX14   Variance:    Variance %:    Comment: Foreclosure details are not available in the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy along with commitment and preliminary report are missing from the loan file."	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX14 to XX/XX/XX18. However, we require latest 24 months collection comment. The comment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX13 to XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX18 to XX/XX/XX18."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. Required state disclosure missing from the loan file are listed below:
1.Mandatory Binding Arbitration Disclosures
2.No Escrow Account
3.Balloon Payment
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.First Time Buyers Affidavit
6.Affidavit of Disbursement
7.Affidavit of Consideration"
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* Application Missing (Lvl 2)     "Final Loan Application is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "operative index value is unable to confirm as supportive documents are missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the chain of the assignment has not been completed. The last assignment is xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On thexx
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91042824	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$432.80	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.750%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$108,430.21	Not Applicable	4.750%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/XX18, shows the subject mortgage was originated on xx. The chain of assignment is complete. No active judgments or liens have been found pending. Annual taxes are in the amount of xx. 2017 Annual taxes are paid till XX/XX/xx17 in the amount of xx.	Provided payment history as ofXX/XX/XX18, reveals that the loan is not be delinquent, the borrower make regular payment from origination of the subject mortgage. The lender gives modification to the borrower which is affected fromxxand p& I was 353.52 with 4.750% of interest. The next due date for the payment is 6XX/XX18. The last payment of XX/XX/XX18 was received in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx	Collections Comments:Loan is Performing according to collection comments, the servicing comments dated from 3XX/XX/XX14 toXX/XX/XX18 reveal that the loan is not be delinquent, the borrower make regular payment from origination of the subject mortgage. The lender gives modification to the borrower which is affected from xx and p& I was 353.52 with 4.750% of interest. The next due date for the payment is xx. The last payment of XX/XX/XX18 was received in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx The servicing comments and latest BPO report state that the subject property is non-owner occupied with no visible damages or repairs. It is in average condition. The reason for default of borrower is Excessive obligation. The loan was made effective on XX/XX/XX07. The borrower promise to pay the unpaid principal balance of xx with interest rate of 9.750 with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX07 and ends with the maturity date of XX/XX/XX37. No prior delinquent taxes have been found pending No information pertaining to bankruptcy has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx. The borrower promise to pay the unpaid principal balance of xx with interest rate of 4.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on xx and ends with the maturity date of xx. The unpaid principal balance that has been amortized is xx as an interest bearing amount.	Loan Program Info Disclosure
Origination Appraisal
Credit Application
Right of Rescission
Affiliated Business Disclosure
Notice of Servicing Transfer
Final Truth in Lending Discl.
HUD-1 Closing Statement	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: Verified on note Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Vacant   Tape Value: Occupied by Unknown Party   Variance:    Variance %:    Comment: The current occupancy is vacant. However, the tape data shows that Occupied by other party.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The deferred balance amount is not applicable.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 5XX/XX18   Tape Value:XX/XX/XX18   Variance: 76 (Days)   Variance %:    Comment: The last Payment Recived data is 05XX/XX18. However, the taoe data shows that XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.26%   Comment: P&I verified on note   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The purpose of refinance per application is unavailable.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Unavailable   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: The total debts/ legal balance per payment history is xx. However. the tape data shows that xx. Tape Source: Initial Tape Type:	D	* Payment History is not Complete (Lvl 3) "As per tape data the As of date isXX/XX/XX18 but we have received pay history onlyXX/XX/XX18 thus, 2 months payment history is missing from the loan file."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is missing from the loan file and itemization of fees is also not available in loan files to test compliance."	* Loan program disclosure missing or unexecuted (Lvl 2) "The loan program disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "The Appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "The finla Application is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of Servicing Transfer is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7800055	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,298.29	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.500%	xx	xx	xx	xx	xxX	Conventional	Fixed	120	Purchase	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on XXX/XX07 with the lender xx. was recorded on XXX/XX07.
The chain of assignment has been completed. The current assignment was done from xx was recorded onXX/XX/XX15.
There are no active liens and judgments against the borrower.
The estimated taxes for the year 2018-2019 were due in the amount of xx. No prior year delinquent taxes have been found.	According to the tape data of payment history as ofXX/XX/XX18, the borrower is delinquent for 30 days and next due for 6XX/XX18. The last payment was received on 7XX/XX18 in the amount of xx which was applied for the due date of 5XX/XX18. The UPB reflected is in the amount of xx.
The loan has not been modified since origination. The borrower has been making payments as per original note terms.
Collections Comments:The loan is performing.
According to the tape data of payment history as ofXX/XX/XX18, the borrower is delinquent for 30 days and next due for 6XX/XX18. The last payment was received on 7XX/XX18 in the amount of xx which was applied for the due date of 5XX/XX18. The UPB reflected is in the amount of xx.
The loan has not been modified since origination. The borrower has been making payments as per original note terms.
No post-closing bankruptcy and foreclosure activity has been found.
According to the BPO report datedXX/XX/XX18, the subject property is owner occupied and in average condition with no damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal Credit Application HUD-1 Closing Statement Note Missing Required State Disclosures Final Truth in Lending Discl. Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Legal Status Loan Value: Performing Tape Value: Collections |---| |----| Comment: The loan is performing.&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Occupied by Unknown Party   Variance:    Variance %:    Comment: According to the BPO report datedXX/XX/XX18, the subject property is owner occupied.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: Unavailable   Tape Value: XXX/XX07   Variance:    Variance %:    Comment: Original Note missing&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Original Note missing   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	D	* Note is missing or unexecuted (Lvl 4) "The original note along with Lost Note Affidavit is missing from the loan file. The loan has not been modified since origination. The borrower has been making payments as per original note terms."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Payment History is not Complete (Lvl 3) "The payment history is available from 7XX/XX09 toXX/XX/XX18; however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Oregon State. The following required state disclosures are missing from the loan file.
1. Oregon Forced Placed Insurance Notice
2. Notice where Escrow Account is NOT Required
3. Escrow Notice for Loans Sold to Out-of- State Purchases within one year
4. Anti-Coercion Notice
5. Insurance Premium Notice
6. Insurance Sales Notice
7. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17714438	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,182.27	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	7.250%	xx	Unavailable	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated XX/XX/XX07 and was recorded on xx.
The chain of assignment has been completed. The lasted assignment is the form xx.
No active judgments or liens found.
2017 Combined jurisdiction annual installment tax has been paid in the amount of xx for the paid on XX/XX/xx17.
No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is current and due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The current UPB reflected as per the payment history is in the amount of xx. The P&I is xx and PITI is xx.	Collections Comments:According to the payment history as ofXX/XX/XX18, the borrower is current and due for the 6XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 5XX/XX18 payment. The current UPB reflected as per the payment history is in the amount of xx. The P&I is xx and PITI is xx.
Modification agreement is missing from the loan file.  The Note at origination reflects a Fixed Rate at 9% with a P&I payment of xx.  As per the payment history, the current rate is 7.25% and the P&I is xx.
The reason for default is Unemployment / Decreased Inc. The subject property has been occupied by Owner.
The prior foreclosure action was initiated and the file was referred to an attorney on xx.  The Foreclosure action was dismissed and closed on xx.
No damages or repair have been found.
Foreclosure Comments:The prior foreclosure action was initiated and the file was referred to an attorney on xx.  The Foreclosure action was dismissed and closed on xx due to reinstatement.
Bankruptcy Comments:Not Applicable	Modification agreement is missing from the loan file. The Note at origination reflects a Fixed Rate at 9% with a P&I payment of xx. As per the payment history, the current rate is 7.25% and the P&I is xx.	Notice of Servicing Transfer
Origination Appraisal
Initial Escrow Acct Disclosure
Final Truth in Lending Discl.
Missing Required State Disclosures
Credit Application
Affiliated Business Disclosure
Modification	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification however, the tape data reflects No. The Modification Agreement is missing from the file. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The Escrow Balance per payment history datedXX/XX/XX18 is xxEscrow Balance is a negative number therefore is entered as an Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 67 (Days)   Variance %:    Comment: Last Payment Received date per the payment history datedXX/XX/XX18 isXX/XX/XX18 however, the tape data reflectsXX/XX/XX18. Missing the updated payment history.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The Modification Agreement is missing from the file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xxX   Variance:    Variance %:    Comment: Appraisal is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.08%   Comment: Original Stated P&I is xx. However, the tape data reflects xx. The Modification Agreement is missing from the file.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX16   Variance:    Variance %:    Comment: The prior foreclosure action began 1XXX/XX16 however the foreclosure action has since been dismissed.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 7XX/XX37   Variance:    Variance %:    Comment: Stated Maturity Date is 6XX/XX37 however, the tape data reflects 7XX/XX37. Missing the modification from the file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Total Debt/ Legal Balance per Payment History datedXX/XX/XX18 is xx however, the tape data reflects xx. Missing updated payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: The Current Unpaid Principal Balance per the payment history datedXX/XX/XX18 is xx. Missing updated payment history. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "Modification agreement is missing from the loan file. The loan was originated as convectional fixed rate mortgage with interest rate at 9% and P&I of xx. However, the latest tape data and payment history shows the interest rate as 7.25% and the P&I xx. It seems the loan was modified. But, the loan modification agreement is missing from loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX14 toXX/XX/XX18. The latest 24 months servicing comments are required for review. Missing comments fromXX/XX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX12 toXX/XX/XX18. The latest 12 months payment history is required for review. Missing payment history fromXX/XX/XX18 toXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of Services Providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "The Appraisal report from origination is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The Compliance Risk Indicator is Moderate due to failing the TILA APR test."
* XXX TILA Test Failed (Lvl 2)     "The TILA APR Test failed due to missing the Final TIL and the APR was entered as 0.000%."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the State of South Carolina.  The following state disclosures are missing from the loan file:
·Agent Preference Disclosure
·Casualty Insurance Disclosure"
* Application Missing (Lvl 2)     "The Initial and Final Loan Applications are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76112138	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$673.73	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.769%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onXX/XX/XX05 with lender xx which was recorded onXX/XX/XX05.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
No active judgment or liens have been found.
The annual combined taxes of 2017 have been paid in the amount of xx. The 2018 combined annual taxes are due in the amount of xx for the due date is XXX/XX19. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower is current on the loan and next due date for the payment is 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date 5XX/XX18. The UPB is reflected in the amount of xx till the due date of 5XX/XX18. The borrower has been making the payments as per the Note terms.
Collections Comments:According to servicing comments, The loan is paid in full. The borrowerxx, the unsecured portion is xxo comment indicating a cramdown has been found. The Amended POC was filed on XX/XX/XX12 with the secured claim amount of xx and amount of arrearage is xx.The bankruptcy case has been discharged on xx.
The review of payment history shows that the borrower is current on the loan and next due date for the payment is 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date 5XX/XX18. The UPB is reflected in the amount of xx till the due date of 5XX/XX18. The borrower has been making the payments as per the Note terms.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The xx. The Schedule D of a voluntary petition dated xx shows that the amount of secured claim without deducting the value of the collateral is xxxx5 and value of the collateral is xxx00; however, the unsecured portion is xxo comment indicating a cramdown has been found. The Amended POC was filed on xx with the secured claim amount of xx and amount of arrearage is xx.The bankruptcy case has been discharged on xx.	Not Applicable	Notice of Servicing Transfer
Affiliated Business Disclosure
Origination Appraisal
Missing Dicsloures
Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Credit Application
Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower XXXX had filed the bankruptcy under xx with the case#xx on XX/XX/XX11. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Proof of Claim (POC) Date   Loan Value:xx   Tape Value: xx   Variance: -14 (Days)   Variance %:    Comment: The Amended POC was filed on 0xx with the secured claim amount of xx and amount of arrearage is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.20%   Comment: As per xx trustee’s final report and account filed on xx, the subject mortgage has been paid in full through the bankruptcy.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX35   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per xx trustee’s final report and account filed on XX/XX/XX16, the subject mortgage has been paid in full through the bankruptcy. Tape Source: Initial Tape Type:	B	* Loan is Paid Off or Zero Balance - There is evidence in the file - (Lvl 4) "Subject loan paid off partially - final trustee report filed on xx available in PACER against subject BK filing of case# xx."	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX14 toXX/XX/XX18; however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
Amortization Schedule Disclosure, Credit Property Insurance Disclosure, Fee Agreement, Priority of Security Instrument Disclosure and Attorney Selection Disclosure."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Voluntary Petition, Schedule-D shows the amount of xxx5 as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1935563	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,325.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on XX/XX/xx10 and was recorded on xx.

The chain of assignment has been completed. The latest assignment is with xx.

No active liens and judgments were found against the property or borrower.

No prior year delinquent taxes have been found. The 1st installment of 2017 County tax is paid in the amount of xx. The 2nd installment of 2017 County tax is due for XX/XX/xx18 in the amount of xx.	According to the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:The current loan status is performing. As per the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was not modified since origination.

The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. The borrower's intention is to keep the property. The foreclosure was not initiated.

According to the PACER, the borrower xx. The schedule D of Voluntary Petition does not show any unsecured portion. The evidence of Reaffirmation agreement was found from file. The debtor was discharged onxx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx. There is no comment indicating a cram down.	Not Applicable	Initial Escrow Acct Disclosure
Missing Required State Disclosures
Credit Application
Origination Appraisal
Notice of Servicing Transfer
Good Faith Estimate
Mortgage Insurance
Final Truth in Lending Discl.
Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrowes filed Bankruptcy xx which is Post-Loan Origination as the subject loan closed on XX/XX/XX14. &#xxD; Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.84%   Comment: Escrow Balance per Payment History is xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 7XX/XX18   Variance: 38 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX40   Variance:    Variance %:    Comment: The loan was not modified.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is not complete. We require latest 24 months comment history. It is missing from XX/XX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3)     "The payment history is not complete. We require latest 12 months payment history. It is missing from XX/XX/XX18 to XX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3) "This is an FHA loan .The MI certificate is missing from the loan file."	* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Indiana state. The following state disclosures are missing from the loan file:

1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
* Application Missing (Lvl 2)     "The Final Application is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.360%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Appraisal (Lvl 2)     "The Appraisal at the time of origination is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The Good Faith Estimate is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "The Initial Truth In Lending Disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.360%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

TILA APR Test: FAIL Loan Data 0.000% Comparison Data 5.360% Variance -5.360%."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94335090	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,524.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated onxx
The chain of assignment has been completed. The latest assignment is with xx.
 Active liens and judgments are as follows:
 There are 2 IRS liens active against the borrower in the favor of Department of the Treasury - Internal Revenue Service in the total amount of xx recorded on XX/XX/xx11 and XX/XX/xx15 respectively.
 There is an active civil judgment against the borrower in the favor of xx. in the amount of xx recorded on XX/XX/xx18.
No prior year delinquent taxes have been found. The 1st installment of 2019 Combined tax is paid on XX/XX/XX18 in the amount of xx. The 2nd installment of 2019 Combined tax is due for XX/XX/xx18 in the amount of xx.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for a month. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx with the interest rate of 7.625%. The UPB reflected as per the payment history is in the amount of xx. the borrower has been making payments as per the note terms.	Collections Comments: The current loan status is performing. As per the payment history as of XX/XX/XX18, the borrower is currently delinquent for a month. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was not modified since origination.
The reason for default is not mentioned in the comments. The subject property has been occupied by the owner. The borrower's intention is to keep the property. The foreclosure was not initiated in the past.
No comments regarding the foreclosure have been found.
The loan has not modified since the origination, the borrower has made last payment as per original note.
According to the PACER, the borrower had not filed for bankruptcy post origination.
As per the exterior inspection report dated XX/XX/XX18, the subject property is occupied by unknown and is in average condition, no comments regarding the repair or damage have been found. The As-Is Price and Repaired Price is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal
Credit Application
Final Truth in Lending Discl.
Mortgage Insurance
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Notice of Servicing Transfer	Field: Escrow Balance per Payment History Loan Value: xx Tape Value: xx |---| xxx2 |----| 0.51% Comment: Escrow Balance per Payment History is xx. &#xxD; Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 7XX/XX18   Variance: 59 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is not complete. We require latest 12 months payment history. It is missing from XX/XX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "The comment history is not complete. We require latest 24 months comment history. It is missing from XX/XX/XX18 to XX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3) "This is an FHA loan. The MI certificate is missing from the loan file."	* Missing Appraisal (Lvl 2) "The Appraisal at the time of origination is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the updated title report dated XX/XX/XX18, states that there are 2 IRS liens in the favor of Department of the Treasury-Internal Revenue Service.The first was recorded on XX/XX/XX11 in the amount of xx. The second was recorded on XX/XX/XX15 in the amount of xx."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL Loan Data 0.000% Comparison Data 7.654% Variance -7.654%

The annual percentage rate (APR) is 7.654%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Massachusetts state. The following state disclosures are missing from the loan file:

1. Lead-Based Paint Disclosure
2. Mortgage Loan Application Disclosure
3. Carbon Monoxide Alarms
4. MA Smoke Detector Certificate
5. Notice of the Specific Reason for Denial of Credit
6. Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20048737	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Idaho	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,119.64	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on XX/XX/XX09and was recorded on xx.
The chain of the assignment is completed.
There is one junior Deed Of  Trust found against the property in favor of xx of  xx which was recorded on XX/XX/XX09.
Annual combined taxes have been paid in the total amount of xx.
No delinquent taxes have been located for the prior year.
According to payment history, the borrower currently delinquent 0 months and next due for 7XX/XX18. The last payment was received on 5XX/XX18 in the total amount of xx which was applied on 6XX/XX18. As per tape data, the new principal balance is xx. The borrower has been making payments as per note.	Collections Comments:According to payment history, the borrower is currently delinquent 0 months and next due for 7XX/XX18. The last payment was received on 5XX/XX18 in the total amount of xx which was applied on 6XX/XX18. As per tape data, the new principal balance is xx. The borrower has been making payments as per note.
As per the BPO report locator ("xx") dated onXX/XX/XX18 states that the subject property is occupied by the unknown party and it is good condition.
As per the comment the foreclosure was initiated in the loan.
It was referred to the attorney on xx.
Collection comment dated on XX/XX/XX16 states that the scheduled foreclosure sale date was on xx.
Currently foreclosure was put on hold due to loss mitigation.
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is occupied by the unknown party and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:As per the comment states that the foreclosure was initiated in the loan.
It was referred to the attorney on xx
Collection comment dated on XX/XX/XX16 states that the scheduled foreclosure sale date was on xx.
Currently foreclosure was put on hold due to loss mitigation .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx  had filed bankruptcy under xx Case#xx
Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx.
Motion for relief from automatic stay was filed onXX/XX/XX13.
Trustee's final report was filed on xx.	Not Applicable	Mortgage Insurance
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Affiliated Business Disclosure
Origination Appraisal
Credit Application
Final Truth in Lending Discl.
Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on 1XXX/XX12 which is Post-Loan Origination as the subject loan closed onXX/XX/XX13. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Discharged   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 5XX/XX18   Tape Value:XX/XX/XX18   Variance: 63 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX39   Variance:    Variance %:    Comment: There is no modification document in the loan file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: Appraisal is missing from loan file,   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX09   Tape Value:XX/XX/XX09   Variance: 1 (Days)   Variance %:    Comment: The Original Note reflects the Doc Date asXX/XX/XX09.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total Debt / Legal Balance per Payment History is xx Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "This is FHA loan. LTV is xx% which is greater than xx% hence MI certificate is required; however, it is missing from the loan file."
* Payment History is not Complete (Lvl 3) "The payment history is available from XXX/XX13 toXX/XX/XX18; however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing in the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 5.432% Over By - 5.432%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 5.432%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at Indiana; following disclosures are missing from loan file.
Hazard Insurance Disclosure
Federal Consumer Credit Protection Act Disclosure
Insurance Freedom of Choice Disclosure"
* LTV or CLTV exceeds 104% (Lvl 2)     "Loan is FHA and LTV is greater than xx% hence MI is required which was missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing in the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing in the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file"
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D in voluntary petition dated 1XXX/XX12 shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx. Collection comments does not show any cram down."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice ff servicing transfer disclosure is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 5.432% Over By - 5.432%.
																																																																																								.."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24692769	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,340.88	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on XX/XX/xx07 in favor of xx XX/XX/xx07.
The chain of assignment is complete. The latest assignment of mortgage is with xx and it was recorded on XX/XX/XX10.
Active judgments or liens have been found pending are as follows:
1) Civil Judgment against xx in the amount of xxx and it was recorded on XX/XX/xx17.
2) Child Support Lien against xx in favor of Child Support in the amount of xx and it was recorded on 6XX/XX00.
Annual taxes are in the amount of xx.
No prior delinquent taxes have been found pending.
Provided payment history as ofXX/XX/XX18, reveals that the loan is performing. The next due date for the payment isXX/XX/XX18. The borrower is making regular payments as per ARM terms. The last payment ofXX/XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 9XX/XX17 toXX/XX/XX18 reveal that the loan is performing. The next due date for the payment isXX/XX/XX18. The borrower is now making regular payments as per ARM terms. The last payment ofXX/XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is now making regular payments as per ARM terms. The loan was not yet modified since origination.
According to the available servicing comments dated fromXX/XX/XX17 toXX/XX/XX18 states that the foreclosure and notice of lis pendens was initiated on the subject property by filing an complaint through an attorney with case #xxon xx. The foreclosure file was referred to an attorney on xx. The final judgment was entered on xx. The foreclosure was put on hold due to bankruptcy filed by the borrower on xx.
The borrower had filed bankruptcy under xx with case # xx.
Foreclosure Comments:According to the available servicing comments dated from 8xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx..
Schedule D of voluntary petition datedxx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information regarding cram down in the bankruptcy case.	Not Applicable	Credit Application
Missing Required State Disclosures
Loan Program Info Disclosure
Notice of Servicing Transfer
Affiliated Business Disclosure
HUD-1 Closing Statement
Initial Escrow Acct Disclosure
Final Truth in Lending Discl.
Origination Appraisal
Right of Rescission	Field: Current Legal Status Loan Value: Bankruptcy-Current Tape Value: Bankruptcy |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Deferred Balance Amount as per the tape data is xx and as per the actual provided to us is Not Applicable&#xxD;   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Did a Modification Change Note terms as per the tape data is Yes and as per the actual provided to us is no&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Doc Date of Last Modification as per the tape data is xx and as per the actual provided to us is Not Applicable&#xxD;   Tape Source: Initial   Tape Type:
Field: Late Charge Grace Period   Loan Value: 15   Tape Value: 16   Variance: -1   Variance %: -0.06%   Comment: Late Charge Grace Period as per the tape data is 16 and as per the actual provided to us is 15   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: Property Address Street as per the tape data is xx and as per the actual provided to us is xx&#xxD;   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment: xx MIN No as per the tape data is True and as per the actual provided to us is Unavailable   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000444444444   Tape Value: P00NNNNNOOOPP   Variance:    Variance %:    Comment: Payment History String Reversed as per the tape data is PPPOOONNNONOOP and as per the actual provided to us is 000MMMMMMMMM&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444000   Tape Value: PPPOOONNN0N00P   Variance:    Variance %:    Comment: Payment History String Reversed as per the tape data is PPPOOONNNONOOP and as per the actual provided to us is MMMMMMMMM000&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Property Address Street as per the tape data isXXXX and as per the actual provided to us is XXXX&#xxD; Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated 8XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is no information regarding cram down in the bankruptcy case."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final Hud-1 is missing from the loan file along with estimated HUD-1 and itemization."
* Active Judgment Against Borrower (Lvl 3)     "According to updated title report dated 9XX/XX18, there is an senior child support lien against the borrower xx in favor of Child Support in the amount of xx and it was recorded on 6XX/XX00."
* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 toXX/XX/XX18. We required latest 24 months servicing comments. Collection comments are missing from 9XX/XX16 toXX/XX/XX17."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of New Jersey. The following state disclosures are missing from the loan file.
NJ Attorney Disclosure.
Unacceptability of Insurance Notice.
Attorney Disclosure II.
Tax Bill Information.
Choice of Insurer Disclosure.
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88787127	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,672.18	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.375%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Refinance	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is with  xx.
There is an Abstract of Judgment for senior Hospital lien against xx in favor ofxx, DDS  in the amount of xx recorded on XX/XX/xx01.
2018 taxes are due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is making payments regularly. The last payment was received on XX/XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and rate of interest is 7.048%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the rate adjustment notice and the Note is ARM. Borrower has been paying as per the document located at (xx).	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
According to the payment history as ofXX/XX/XX18, the borrower is making payments regularly. The last payment was received on XX/XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and rate of interest is 7.048%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the rate adjustment notice and the Note is ARM. Borrower has been paying as per the document located at (xx).
There is no foreclosure activity have been found in recent 24 months.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Final Truth in Lending Discl.
Right of Rescission
Loan Program Info Disclosure
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
HUD-1 Closing Statement
Origination Appraisal
Credit Application
Affiliated Business Disclosure	Field: Late Charge Grace Period Loan Value: 15 Tape Value: 16 |---| -1 |----| -0.06% Comment: Information updated as per available documents. Tape Source: Initial Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0030500002764372   Variance:    Variance %:    Comment: Information updated as per available documents.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000000000M   Tape Value: P000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00000000000M. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: M00000000000   Tape Value: 0000000000000P   Variance:    Variance %:    Comment: The Payment History String reversed is M00000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement along with estimated HUD-1 / itemization of fees are missing from the loan file."
* Payment History is not Complete (Lvl 3)     "We have payment history fromXX/XX/XX17 toXX/XX/XX18. However we required latest 12 months payment history. Payment history is missing fromXX/XX/XX17 toXX/XX/XX17."
* Active Judgment Against Borrower (Lvl 3)     "According to updated title report datedXX/XX/XX18, there is a Abstract of Judgment for senior Hospital lien against xx in favor of xx  in the amount of xx recorded on XX/XX/XX01."
* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 toXX/XX/XX18. However, we required latest 24 months collection comments. Collection comments are missing fromXX/XX/XX16 to 9XX/XX17."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative Index Value is unable to confirm from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45215822	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,545.64	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.750%	xx	xx	xx	xx	xxX	VA	Fixed	Not Applicable	Cash Out	xx	xx	No Verification of Stated Income	Not Applicable	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.

No single assignment is found for the subject mortgage.

No active judgments or liens found are available in the updated title report.

2017-2018 year annual County taxes of xx were paid in full.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently performing well and the next due date of payment is 9XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The subject loan is currently performing well and the next due date of payment is 9XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of xx. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
There is no information found in the PACER regarding filing of Bankruptcy.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal Missing Required State Disclosures	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value: 8XX/XX18 |---| -9 (Days) |----| Comment: Last payment received date as per payment history datedXX/XX/XX18 isXX/XX/XX18. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: 0.5%   Variance:    Variance %: 50.34%   Comment: Loan Amount: xx Appraised Value: xx Secondary Loan Amount: xxence, Original CLTV Ratio Percent: xx%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX17   Tape Value:XX/XX/XX17   Variance: 6 (Days)   Variance %:    Comment: Note Doc date as per Note document isXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: 0.5%   Variance:    Variance %: 50.34%   Comment: Loan Amount: xx Appraised Value: xxx Hence, Original LTV Ratio Percent:xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0000mmmmm000   Tape Value: 000000000Xxx   Variance:    Variance %:    Comment: The reversed Payment History String is 000mmmmm0000 but tape shows 0xxx00000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000mmmmm0000   Tape Value: 0Xxx00000000   Variance:    Variance %:    Comment: The reversed Payment History String is 000mmmmm0000 but tape shows 0xxx00000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B		* Missing Required State Disclosures (Lvl 3) "The following state (CA) disclosures are missing from the loan file: 1. Insurer Recommendation Disclosure 2. Privacy Notice"	* Settlement date is different from note date (Lvl 2) "The settlement date mentioned in final CD asXX/XX/XX17 but the loan date isXX/XX/XX17 per original Note."	* XXX RESPA Test Incomplete (Lvl 1) * Missing Appraisal (Lvl 1) "Loan is an VA IRRRL Streamline Refinance without appraisal." * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result	Fail	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66594581	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,098.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.000%	xx	xx	xx	xx	xxX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.943%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The reviews of updated title report dated 9XX/XX18 shows that the subject mortgage was originated on xx. There is one civil judgment against borrower xx in favor of Various the amount is not specified in the original document recorded on 9XX/XX18. The 2017 combined annual taxes are paid for XX/XX/xx17 in the amount of xx. The 2018 combined annual taxes are due in the amount of xx. No delinquent taxes are found. Updated title report shows two IRS Lien in the total amount of xx and one Muni/City lien in the amount of xx however borrower borrower name is different from subject borrower.	According to payment history, the borrower is delinquent for 4 months and next due for 4XX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on XXX/XX18. As per payment history tape data, the new UPB is xx. Currently the payment was done as per the original Note.	Collections Comments:According to servicing comment datedXX/XX/XX18, currently the loan is in active status. According to the payment history, the borrower is delinquent for 4 months and next due for 4XX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on XXX/XX18. As per payment history tape data, the new UPB is xx. Currently the payment was done as per the original note. No bankruptcy case was filed by the borrower. No foreclosure was initiated. No further information has been found. As per the review of updated title report, the subject property is owner-occupied with good condition. No damage and repairs are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Mortgage Insurance Missing Initial Closing Disclosure	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value: XXX/XX18 |---| -203 (Days) |----| Comment: Last payment received date is XX/XX/XX18, tape shows XX/XX/XX18 Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: 0.9%   Variance:    Variance %: xx%   Comment: Original CLTV ratio percent is xx%, tape shows 0.92%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: 0.9%   Variance:    Variance %:xx%   Comment: Original LTV/CLTV ratio percent is xx%, tape shows 0.92%&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 2104MMMMMM   Tape Value: XXxx11122344   Variance:    Variance %:    Comment: Payment string as per pay history is MMMMMMM4012 however tape data shows 4432211xxXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMM4012   Tape Value: 4432211xxXXX   Variance:    Variance %:    Comment: Payment string as per pay history is MMMMMMM4012 however tape data shows 4432211xxXXX   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 42% Tape Value: 0.4% Variance: Variance %: 41.56% Comment: Post-close DTI per 1003 41.94%, tape shows 0.386% Tape Source: Initial Tape Type:	B	* Missing Initial Closing Disclosure (Lvl 4) "Initial closing disclosure dated XX/XX/XX17 is missing from the loan file."	* Missing Required State Disclosures (Lvl 3) "The property is located in the Florida (FL) state. The below disclosures are missing from the loan file.
1. Title Insurance Disclosure
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* MI, FHA or MIC missing and required (Lvl 3)     "The is FHA loan. The MI corticate is required. However the MI certificate is missing from the loan file."
																																																																																							* Missing Required Disclosures (Lvl 3) "Homeownership counseling disclosure is missing from the loan file."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3842296	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,068.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	xxX	VA	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	xx	25.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	30.896%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows that subject mortgage is on first lien position. Subject mortgage was recorded on xx in the amount of
xx with xx.

No single assignment is found for the subject mortgage.

No active judgments or liens found are available in the updated title report.

2017 year annual County taxes of xx were paid in full. An estimated taxes for the year 2018 would be in the amount of xx.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +120 days and the next due date of payment is 9XX/XX18. The last payment (P&I) was received on 8XX/XX18 in the amount of xx for the due date of xx. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The subject loan is currently delinquent for +120 days and the next due date of payment is 9XX/XX18. The last payment (P&I) was received on 8XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
There is no information found in the PACER regarding filing of Bankruptcy.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance	Field: Mortgage Type Loan Value: VA Tape Value: FHA |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.14%   Comment: Original appraised value is xx, tape shows 325,000.00   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: 1.0%   Variance:    Variance %: xx%   Comment: Original CLTV ratio is xx%, tape shows 0.982%   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX18   Tape Value: XXX/XX18   Variance: 5 (Days)   Variance %:    Comment: Original Note date is XX/XX/XX18, tape shows XX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: 1.0%   Variance:    Variance %: 97.23%   Comment: Original LTV/ ratio is xx%, tape shows 0.982%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Original stated P&I is 1293.16% tape shows xx%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: XXXXXxx00000   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 00000000XXXXXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000XXXXXX   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows 00000000XXXXXXX   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 31% Tape Value: 0.3% Variance: Variance %: 30.58% Comment: Post closing DTI is 30.896%, tape shows 0.314% Tape Source: Initial Tape Type:	D	* XXX Risk Indicator is "Moderate" (Lvl 3) "TRID Violation due to a Lender Credit decreased on Revised LE dated XX/XX/XX17. LE dated XX/XX/XX17 reflects a Non-Specific Lender Credit of xx, however, Revised LE dated XX/XX/XX17 reflects the Non-Specific Lender Credit at xx. This is a Lender Credit which decreased of xxx which is considered a Zero Tolerance amount."
* XXX TRID Tolerance Test Failed (Lvl 3)     "TRID Violation due to a Lender Credit decreased on Revised LE dated XX/XX/XX17.  LE dated XX/XX/XX17 reflects a Non-Specific Lender Credit of xx, however, Revised LE dated XX/XX/XX17 reflects the Non-Specific Lender Credit at xx.  This is a Lender Credit which decreased of xxx which is considered a Zero Tolerance amount."
																																																																																							* MI, FHA or MIC missing and required (Lvl 3) "The subject loan is VA but MI certificate is missing from the loan file."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result	Fail	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10509524	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,560.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.408%	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx. The latest assignment was from xx was recorded on XX/XX/xx17.
No active judgments or liens found.
The County  first and second Installment Taxes for the year  2017 have been paid in the amount of xx for the parcelxx.
The County  first and second Installment Taxes for the year  2017 have been paid in the amount of xxor the parcel#xx.
The County  first and second Installment Taxes for the year  2017 have been paid in the amount of xxfor the parcel#xx.
No prior year delinquent taxes were found.
The subject property was transferred from xx. Earlier, the subject property was transferred from xx. However, the Transfer on Death Deed is missing from the file and unable to confirm how the subject property was released from xx.
Payment history as ofXX/XX/XX18 reveals that the borrower is delinquent for 3 months on the loan and next payment due date is for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate 4.375%. The current UPB is reflecting is in the amount of xx. According to Payment History Escrow Advance balance is in the amount of xx.
The borrower has been making the payment as per the Note term.
Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in the Collection. Payment history as ofXX/XX/XX18 reveals that the borrower is delinquent for 3 months on the loan and next payment due date is for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate 4.375%. The current UPB is reflecting is in the amount of xx. According to Payment History, Escrow Advance balance is in the amount of xx.
The borrower has been making the payment as per the Note term.
As per the servicing comment dated XX/XX/XX18  reason for default is Excessive Obligations. The intention of the borrower is to keep the property.
According to servicing comment datedXX/XX/XX18 the borrower interested to loss mitigation efforts.
As per Servicing comment datedXX/XX/XX18 foreclosure referral letter sent. Hence,  No bankruptcy activity found.
no further details are found regarding foreclosure activity in a recent comment. Comment history is Available fromXX/XX/XX18 toXX/XX/XX18 and Missing from 9XX/XX16 toXX/XX/XX17, however, as we require recent 24 months payment history.
The updated title report states that there are no active judgments or liens found and no prior delinquent taxes found.
 According to the servicing comment dated XX/XX/XX18 property is Owner occupied and property is safe. The subject property is a single family home, No property damage found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Title Policy Missing or error on the Rate Lock	Field: Post-Close DTI per 1003 Loan Value: 35% Tape Value: 56% |---| |----| -20.27% Comment: As per the final 1003. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available fromXX/XX/XX18 toXX/XX/XX18. The payment history is missing from 9XX/XX17 to XX/XX/XX17 as we require recent 12 months payment history."
* Comment history is incomplete (Lvl 3)     "Comment history is available fromXX/XX/XX18 toXX/XX/XX18.  The comments are missing from 9XX/XX16 to XX/XX/XX17 as we require recent 24 months Servicing comment."
* Missing Required State Disclosures (Lvl 3)     "The subject property is located in Kansas , However, the  state disclosure is  missing from the loan file.

1.Signed Closed-end Credit Agreement Notice."
* Issue with the legal description or recorded instrument (Lvl 3)     "The subject property was transferred from xx."
* Title policy missing (Lvl 3)     "Final title policy is missing, however, the title commitment present in the loan file is updated."
* Missing or error on the Rate Lock Document (Lvl 3) "Missing a Rate Lock Agreement signed by Borrower(s)."	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance fails for State Regulations as Late Fees Test shows Comparison data as 3.912%%. Note Document reflects late charge fee as 5.000%.. Variance is 1.088%."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "Compliance fails for State Regulations as Late Fees Test shows Comparison data as 3.912%%. Note Document reflects late charge fee as 5.000%.. Variance is 1.088%."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Not Covered	Fail	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19864508	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,709.20	9XX/XX21	Unavailable	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.800%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	22.503%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$120,000.00	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated on xx which was recorded on 8XX/XX01.
The chain of the assignment has been completed. The current assignment is from xx.
There is municipal code enforcement lien in the amount of xx in favor of xx.
There is a civil judgment in the amount of xxx in favor of the state of Florida which was recorded on 1XXX/XX09.
There is civil judgment in the amount of xx in favor of xx.
The annual county taxes of 2017 have been paid in the amount of xx.
No delinquent taxes have been found for the prior year.
The review of the payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected as per payment history tape data is in the amount of xx. The Current P&I is xx with the interest rate of 5.5%. Currently, the borrower has been making the payments as per modification agreement which was made on xx.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is xx. The review of the payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected as per payment history tape data is in the amount of xx. The Current P&I is xx with the interest rate of 5.5%. Currently, the borrower has been making the payments as per modification agreement which was made on xx. The foreclosure process was initiated and the file was referred to an attorney on xx. The reason for default has not been found. No damage and repairs have been found. No information pertaining to bankruptcy has been found.

Foreclosure Comments:The foreclosure process was initiated and the file was referred to an attorney on xx.

Bankruptcy Comments:Not Applicable	The loan modification agreement was done onXX/XX/XX18, between the xx. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified twice since origination. Previously, the loan was modified on xx.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Borrower #1 Middle Name Loan Value: E Tape Value: E. |---| |----| Comment: The borrower#1 middle name is E. However the tape shows that it is E. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx  Tape Value: xx  Variance: -231 (Days)   Variance %:    Comment: xx
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 9XX/XX18   Variance: 4 (Days)   Variance %:    Comment: The last payment received date isXX/XX/XX18. However the tape shows that it is 9XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.14%   Comment: The original balance is xxowever the tape shows that it is xxX   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: This is a purchase transaction.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: The purpose of transaction is purchase. However the tape shows that it is refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: The purpose per application is purchase. However the tape shows that it is refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 346 Tape Value: 340 Variance: 6 Variance %: 0.02% Comment: The stated remaining term is 346. However the tape shows that it is 340. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The Updated-title report datedXX/XX/XX18 shows that the subject mortgage is on second lien position as there is municipal code enforcement lien in the amount of xx in favor of Municipal Code Compliance Division which was recorded on XX/XX/XX10. The subject mortgage was originated on xx"
* Title Review shows major title concern (Lvl 4) "The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated xx. This lien was originated to abate the property safety and maintenance code violations, pursuant to chapter 518. This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX13 to XXX/XX18. However, we require latest 24 months comment history. The comment history is missing from 4XX/XX18 toXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "The List of Service Providers Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supporting documents are missing from the available loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Florida state. The following state disclosures are missing from the loan file.
1. Anti-Coercion Notice
2.Radon Gas Disclosure
3.Insurance Sales Disclosure"
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68734581	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Second	$0.00	$1,750.38	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.800%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	54.823%	First	Commitment	Not Applicable	Not Applicable	Unavailable	$220,000.00	Unavailable	8.500%	xx	Unavailable	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated xx
The chain of assignment was completed. The lasted assignment is from xx.
There is three junior Civil judgment in the favor of  The State of Florida, however, the amount is unavailable.
There is IRS lien was recorded onXX/XX/xx13, in the amount of xxx, in the favor, xx.
2017 County jurisdiction annual installment taxes have been paid in the amount of xx on XX/XX/xx17.
2016 County jurisdiction annual installment taxes have been paid in the amount of xx on XX/XX/xx16.
2015 County jurisdiction annual installment taxes have been paid in the amount of xx on XX/XX/xx15.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is no currently delinquent. The last payment was received onXX/XX/XX18 the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount xx.	Collections Comments:This is a conventional ARM with a P&I of xx with the rate of interest 8.80% and a maturity date of 4XX/XX36 with margin 5.800%. The P&I as per payment history is the xx and rate of interest is 8.500 % however, there is a reduction in P&I. As per tape data, the loan has been modified on 1XXX/XX11 with P&I xx and rate 8.500%.
xxhad filed bankruptcy under xx with case#xx.
The date of last filing bankruptcy is xx.
POC was filed onxx.
Voluntary petition was filed on xx shows that the amount of secured claim is xx and unsecured portion is xx.
As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 36 months.
As pet the amended xx plan debtor will pay to thexx in the amount of xx for 2 months and sum of xx for next 34 months.
No information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx with case#xx. The plan was confirmed on xx.
The date of last filing bankruptcy is xx. Case was terminated onxx.
POC was filed on xx with the secured claim amount of xx and the arrearage amount of xx.
Voluntary petition was filed on xx shows that the amount of secured claim is xx and unsecured portion is xx.
As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 36 months.
As pet the amended xx plan debtor will pay to the U.S. trustee in the amount of xx for 2 months and sum of xx for next 34 months.
This is a conventional ARM with a P&I of xx with the rate of interest 8.80% and a maturity date of 4XX/XX36 with margin 5.800%. The P&I as per payment history is the xx and rate of interest is 8.500 % however, there is a reduction in P&I. As per tape data, the loan has been modified on 1XXX/XX11 with P&I xx and rate 8.500%.	Modification Affiliated Business Disclosure Title Policy Missing Required State Disclosures	Field: Borrower First Name Loan Value: Aracelys Tape Value: Aracelly |---| |----| Comment: Borrower First Name is XXXX. However, the tape data reflect XXXX. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: 1XXX/XX11   Variance:    Variance %:    Comment: xx.However, doc date of last modification tape data reflectsxx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 8XX/XX18   Variance: -19 (Days)   Variance %:    Comment: Last Payment Received Date is XXX/XX18. However, the tape data reflects 8XX/XX18.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: 2011 modification is missing from the loan files.However, modification First Payment Date tape data reflects XXX/XX12.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per Application is Not Applicable. However, the tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 Purchase. However, the tape data reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Purchase Tape Value: Refinance Variance: Variance %: Comment: Purpose Per Application is Purchase. However, the tape data reflects Refinance. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional ARM with a P&I of xx with the rate of interest 8.80% and a maturity date of 4XX/XX36 with margin 5.800%. The P&I as per payment history is the xx and rate of interest is 8.500%; however there is a reduction in P&I and interest rate with respect to Note data which seems that there would be a possibility of modification.
As per tape data, the loan has been modified on xx with a modified principal balance of xx. First modified payment due on xx with P&I of xx at the interest rate of 8.500%. However, the loan modification document is missing from the loan file."
* Title Review shows lien by DOJ_Department of Justice (Lvl 4)     "Updated report title dated onXX/XX/XX18, shows that there is a “Notice of Lien for Fine And/Or Restitution” (DOJ) against the property owner “xx” with case no#xx for the amount of xxin favor of "xx" which was recorded on xx. However the subject property address is not mentioned in DOJ document. Defendant’s name is not consistent with the property owner on subject Mortgage and Note. We are unable to confirm whether DOJ is against the subject property owner or not because the SSN number and Date of Birth is not provided in the DOJ document."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Updated report title dated onXX/XX/XX18, shows that there is a “Notice of Lien for Fine And/Or Restitution” (DOJ) against the property owner “Lxx” with case xx. However the subject property address is not mentioned in DOJ document. Defendant’s name is not consistent with the property owner on subject Mortgage and Note. We are unable to confirm whether DOJ is against the subject property owner or not because the SSN number and Date of Birth is not provided in the DOJ document."
* Title Review shows major title concern (Lvl 4) "Updated report title dated onXX/XX/XX18, shows that there is a “Notice of Lien for Fine And/Or Restitution” (DOJ) against the property owner “xx” with casexx. However the subject property address is not mentioned in DOJ document. Defendant’s name is not consistent with the property owner on subject Mortgage and Note. We are unable to confirm whether DOJ is against the subject property owner or not because the SSN number and Date of Birth is not provided in the DOJ document."	* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file but Title Commitment is available in the file. Values are updated as per the title commitment."	* Missing Required Disclosures (Lvl 2) "List of services providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D in voluntary petition datedXX/XX/XX14 shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx. Collection comments does not show any cram down."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan files.
·Anti-Coercion Notice
·Title Insurance Disclosure
·Radon Gas Disclosure
·Insurance Sales Disclosure"
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "According to updated title report dated XX/XX/XX18, subject property was transferred from grantor "xx to grantee "xx". However, the subject mortgage was taken by borrower "xx". There is no Name Affidavit available in the loan file for "xx". Unable to determine whether "xx" both are same person or not."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45563267	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$721.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.456%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx.
There is an junior mortgage against the subject property in favor of Ohio xx in the amount of xx and it was recorded on 1XXX/XX97.
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx.
2017 1st half combined taxes are paid till XXX/XX18 in the amount of xx.
2017 2nd half combined taxes are paid tillXX/XX/XX18 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as of 9XX/XX18, reveals that the loan is in delinquency for 3 months. The next due date for the payment is 6XX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 5XX/XX18 was received on 8XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 8XX/XX15 to 9XX/XX18 reveal that the loan is in delinquency for 3 months. The next due date for the payment is 6XX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 5XX/XX18 was received on 8XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments states that the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per note P&I. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the loan file.
The borrower had filed bankruptcy under xx with case #xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx.
According to the amended xx plan datedXX/XX/XX15, the debtor shall pay to the trustee the sum of xx per month for 6 months and xx per month for the remaining 54 months. The estimated amount of arrearage to be paid for the collateral is in the amount of xx.
Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.34% Comment: Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note,there is no Negative Amortization Potential.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: xx%   Variance:    Variance %: 0.00%   Comment: As per appraisal report, original CLTV rate is xx%. However, the tape data reflects rate xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx   Tape Value:xx   Variance:    Variance %: 0.00%   Comment: As per appraisal report, original LTV rate is xx. However, the tape data reflects rate xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321334444444   Tape Value: 355566778889999999999999   Variance:    Variance %:    Comment: As per payment history string is 12334444444 However, the tape data reflects string is 355566779999999999999999   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444433123 Tape Value: 999999999999988877655553 Variance: Variance %: Comment: As per payment history string reversed is 44444443321 However, the tape data reflects string is 99999999999999998887765553 Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Ohio state.The following state disclosure are missing from the loan file.
1.Equal Credit Availability Notice
2.Insurance Tying Disclosure
3.Non-Deposit Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50705414	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$7,646.60	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	xxX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.622%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$185,173.66	Not Applicable	5.000%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment is completed as the subject mortgage assignee is transfer from “xx’ which was recorded on XX/XX/xx15.

There are four water/ sewer liens against the subject property in the favor of ‘xx’ in the totaling amount of xx which were recorded on XX/XX/XX16, XX/XX/xx16, XX/XX/XX17, XX/XX/xx18 respectively.

The 2017 City taxes for 1st, installments have been paid in the cumulative amount of xx.
The 2017 City taxes for the 2nd installment have been due in the amount of xx.
 No prior years delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 3 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified xx, borrower making the payment as per modification terms.
Collections Comments:The subject property is owner-occupied. Unable to determine the condition of subject property since latest BPO report is unavailable.
 Review of collection comments state that subject property is damaged. The comment dated XX/XX/XX16 reflects the roof was damaged due to the wind and storm, needs to have check endorse for repair. The comment dated XX/XX/XX16 show the check #xx was received from nationwide insurance in the amount of xx. But, collection comments do not reflect about the estimated repair cost. Details regarding repairs are not available.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 3 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modifiedxx, borrower making the payment as per modification terms.

The Loan Modification Agreement consists of principle forgiven. As per MOD dated xx, the new modified principle balance is in the amount of xx and amount of forgiven which includes a portion outstanding principal, late charges, deferred interest, fees, escrow advances and other costs equal to xx which exceeds the 2% of modification amount. The Borrower making the payment as per the modification terms would be 5.00% and modified P&I is xx for the 284 months.

According to updated title report dated XX/XX/XX18, the subject mortgage is at lower lien position due to there are four water/ sewer liens against the subject property in the favor of ‘xx’ in the totaling amount of xx which were recorded on xx respectively.
As the subject property is located in CT State, there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying this lien with the late fees.

Bankruptcy yet not filed.
Foreclosure not found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable
This modification agreement was made between Lender ‘xx. As per modified terms, the unpaid principal balance is xx of which lender has forgiven the amount xx. Hence, the modified principal balance and interest-bearing amount is xx is Borrower promises to pay xx monthly with modified interest rate of 5.000% beginning from xx.
This loan has been modified previously on xx"
Affiliated Business Disclosure Missing Required State Disclosures Document Showing a Index Numerical Value Notice of Servicing Transfer Loan Program Info Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 24 (Days) |----| Comment: Axx; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444333321221   Tape Value: 333322122100000011110110   Variance:    Variance %:    Comment: As per payment history, the string as 444333321221 ;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 122123333444   Tape Value: 011011110000001221233333   Variance:    Variance %:    Comment: As per payment history, the reversed string as 12212333444;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Property address street isxx Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The updated title report datedXX/XX/XX18 shows, there are four Sewer liens against the subject property in the favor of xx in the total amount of xx which were recorded on XX/XX/XX16, XX/XX/XX16, XX/XX/XX17 and XX/XX/XX18. The subject property is in Connecticut (CT) state which is super lien state and there can be possibility of foreclosure due to this unpaid non mortgage liens.
This can be cure by paying off the above said liens."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The loan modification agreement was made between xx with new modified unpaid principal balance xx. The principal amount xx has been permanently forgiven. Which exceeds 2% of modified balance."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is at lower lien position as updated title report datedXX/XX/XX18 shows, there are four Sewer liens against the subject property in the favor of xx in the total amount of xx which were recorded on XX/XX/XX16, XX/XX/XX16, XX/XX/XX17 and XX/XX/XX18. The subject property is in Connecticut (CT) state which is super lien state and there can be possibility of foreclosure due to this unpaid non mortgage liens.
This can be cure by paying off the above said liens."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Connecticut (CT) state. The below Required State disclosures are missing in the given loan files.
1] 2nd Liens = provide CT disclosure and comply with terms Mortgage Insurance Disclosure.
2] Interest Rate Disclosure,.
3] Lock-In Agreement Disclosure.
4] Payoff Statement Disclosure.
5] Non-Prime Notice of LoanTerms Disclosure.
6] Interim Financing Disclosure.
7] Legal RepresentationDisclosure."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to,
This loan failed the Connecticut license validation test. (CT HB 5577 Section 39(b))"
* Property Damage (Lvl 2)     "According to collection comment datesXX/XX/XX16, the subject property had roof damages due to wind and storm. Comment datedXX/XX/XX16 show the check xx was received from nationwide insurance in the amount of xx. No further details have been found regarding damage amount or repairs. Latest BPO report is not available in the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Connecticut license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after xx. As of July 1, 2008 the Connecticutxx. The Connecticut Mortgage Lender License is available for loans with a closing date before xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is required for ARM loan; however document is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39778629	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$846.45	8XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.575%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.394%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/XX18 states that the subject mortgage was originated onxx
The chain of assignment has been completed.

There are two active civil judgments against the borrower the first was recorded on XX/XX/xx10 in the amount of xx which is in the favor of xx.

The second was recorded on XX/XX/XX09 in the amount of xx which is in the favor of xx.

There are two IRS liens against the borrower , the first was recorded on XX/XX/XX13 in the amount of xx which is in the favor of xx.
The second was recorded on XX/XX/XX14 in the amount of xx which is in the favor of Dept of The Treasury-IRS.
The 2018 combined annual taxes have been due in the amount of xx for the due date XX/XX/xx19.
The 2017 combined annual taxes have been paid in the amount of xx for the due date XX/XX/XX18; however, prior delinquent taxes have not been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 13 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.
Collections Comments:As per collection comment subject property is occupied by owner and borrower is in delinquent due to the illness. No damage or repaired found. Latest BPO report unavailable.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 13 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

As per review loan file and collection comments stated that the notice of default and 45 day notice of intent to foreclosure filed on xx, foreclosure was initiated in year 2018, the file was referred to an attorney on xx states that foreclosure sale not scheduled and borrower 2 intention to keep home. Regarding the sale date it could not confirmed that the sale was put hold or scheduled the sale. No further comments about the foreclosure
Foreclosure Comments:As per review loan file and collection comments stated that the notice of default and 45 day notice of intent to foreclosure filed onxx reflects the sale was scheduled on xx with highest bidder. The comment dated XX/XX/XX18 states that foreclosure sale not scheduled and borrower 2 intention to keep home. Regarding the sale date it could not confirmed that the sale was put hold or scheduled the sale. No further comments about the foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Right of Rescission Affiliated Business Disclosure Notice of Servicing Transfer Title Evidence Missing Required State Disclosures Origination Appraisal HUD-1 Closing Statement	Field: Neg. Amort Potential? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As the loan amortization type is fixed so the neg arm potential is not applicable. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999987654322213211112110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011211112212223456799999   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX38 Tape Value: 4XX/XX39 Variance: 160 (Days) Variance %: Comment: As per note, the maturity date is XX/XX/XX18. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Lenders final title policy / TPOL is missing from the loan file; and there are no title commitment or preliminary policy available in the entire loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And there are no estimated HUD-1 / Itemization of fees available in file."	* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NC State. The following state disclosures are missing in the loan files.
1. Amortization Schedule Disclosure
2. Credit Property Insurance Disclosure
3. Fee Agreement
4. Priority of Security Instrument Disclosure
5. Attorney Selection Disclosure"
* Property is Manufactured Housing (Lvl 2)     "The appraisal report at origination is missing from the loan file but the tape reflects that “the subject property is Manufactured Home”. The final Title Policy at origination is missing from the loan file. However, according to the updated title report datedXX/XX/XX18 the subject property is “manufactured home” and it shows xx.  Also the latest state tax report shows the land value xx and Building value xx. However, the document of “xx” is available with the updated title report xx which state that the subject property has been or will be placed upon real property and it is owners express intention that the home be considered and treated as real property for all purposes. According to the document the owners covenant that this dexxtion may be relied upon by lenders, purchasers, attorneys certifying title to said real property and the title insurance companies insuring title to said real property. Hence we can consider the property as a real property."
* Missing Appraisal (Lvl 2)     "The appraisal report at the time of loan origination is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by borrower."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "Review of updated title report dated XX/XX/XX18 show there are two IRS liens against the subject property in the total amount of xx which were recorded on XX/XX/XX13, XX/XX/XX14 respectively, in favor of 'Dept of The Treasury-IRS'."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84897240	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,183.95	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$29,633.40	Not Applicable	6.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently the assignment is with xx.
Three water/sewer liens against the subject property in the favor of Sxx:
First is in the amount of xx, recorded on XX/XX/xx09.
Second is in the amount of xx, recorded onXX/XX/XX17.
Third is in the amount of xx, recorded on 7XX/XX18.

Taxes:
Parcel # xx
The annual combined taxes in 2018 are due in the amount of xx on XX/XX/xx18.
The annual combined taxes in 2017 have been in the amount of xx on XX/XX/xx17.
The annual utilities taxes in 2018 are delinquent in the amount of xx which was due onXX/XX/XX18.

Parcel # xx
The combined annual taxes in 2018 are due in the amount of xx on XX/XX/xx18.
The combined annual taxes in 2017 have been in the amount of xxParcel # xx
The combined annual taxes in 2018 are due in the amount of xx on XX/XX/xx18.
The combined annual taxes in 2017 have been in the amount of xx	According to the latest payment history as of 9XX/XX18, the borrower is delinquent for 22 months and the next due date for the payment is XX/XX/XX16. The last payment was received on 8XX/XX18 in the amount of xx, which was applied forXX/XX/XX16. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payment as per the modification agreement dated xx.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is XX/XX/XX16. The last payment was received on 8XX/XX18 in the amount of xx, which was applied forXX/XX/XX16. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payment as per the modification agreement dated xx.
Reason for default is disputing with the lender for money transfer as per the comment dated 1XXX/XX16.
The loan had been modified on XX/XX/XX14. The unpaid principal balance is xx with the interest rate of 6.00%. The borrower promises to pay the monthly  P&I of xx beginning fromXX/XX/XX15. The maturity date will be on xx.
According to the collection comment, the foreclosure was initiated in 2016 and the file was referred to an attorney on xx
According to the PACER, the debtor "xx.
The comments dated XX/XX/XX16 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the collection comment, the foreclosure was initiated in 2016 and the file was referred to an attorney on xx.
Bankruptcy Comments:According to the PACER, the debtor "xx. According to the xx plan, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The date of the last filing of bankruptcy wasXX/XX/XX18.	This modification agreement was made between the borrower "xx. The reason for modification is a financial hardship.
The unpaid principal balance is xx with the interest rate of 6.00%. The borrower promises to pay the monthly  P&I of xx beginning fromXX/XX/XX15. The maturity date will be onXX/XX/XX31.
Right of Rescission Missing Required State Disclosures Initial Escrow Acct Disclosure Credit Application Origination Appraisal	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -110 (Days) |----| Comment: Doc date of last modification is xx, however tape reflected as xx. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Valuexx   Variance:    Variance %: 0.00%   Comment: Original CLTV ratio percent ixx%, however tape reflected as xx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: 42%   Variance:    Variance %: 0.00%   Comment: Original standard LTV (OLTV) is xx%, however tape reflected as xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Final application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX31 Tape Value: XXX/XX31 Variance: -14 (Days) Variance %: Comment: Stated maturity date isXX/XX/XX31, however tape reflected as XXX/XX31. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "According to the Updated title report datedXX/XX/XX18, there are three water/sewer liens against the subject property in the favor of State of Georgia - Mxx:
First in the amount of xx, which was recorded on XX/XX/XX09.
Second in the amount of xx, which was recorded onXX/XX/XX17.
Third in the amount of xx, which was recorded on 7XX/XX18.
The subject property has been located in the State of Georgia.
This can be cured by paying off the utility lien with accrued interest and late charges if any."
* Issue with the legal description or recorded instrument (Lvl 3)     "The entire legal description is not mentioned on the Final title policy datedXX/XX/XX10.
It can be cured by adding an addendum to final title policy of legal description."	* Right of Rescission missing or unexecuted (Lvl 2) "Right of Rescission (ROR) is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Georgia" state. The below state disclosures are missing from the loan file:
1) Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom).
2) Disclosure of Additional Fees."
* Water/Sewer Taxes (Lvl 2)     "According to the updated title report datedXX/XX/XX18, the annual utilities taxes in 2018 are delinquent in the amount of xx which were due onXX/XX/XX18."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final applicatiXX/XX03 is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal repoXX/XX08 is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22432172	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$915.46	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	43.308%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$104,431.31	$3,921.31	4.500%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on 0xx

The chain of assignment has been completed. The latest assignment is with xx.

No active liens and judgments were found against the borrower or property.

No prior year delinquent taxes have been found. The Annual 2018 Combined tax is due for XX/XX/XX18 in the amount of xx. The Annual 2017 Combined tax is paid on XX/XX/xx17 in the amount of xx.	According to the payment history as of 9XX/XX18, the borrower is currently delinquent for 2 months and due for the xx payment. The last funds were received onXX/XX/XX18 in the amount of xxxx and were placed into suspense. The last payment was applied onXX/XX/XX18 from unapplied funds in the amount of xx to the 6XX/XX18 payment. The UPB reflected as per the payment history is in the amount of xx. The P&I is in the amount of xx and PITI is in the amount of xx.	Collections Comments:The loan is currently in collection. According to the payment history as of 9XX/XX18, the borrower is currently delinquent for 2 months and due for the 7XX/XX18 payment. The last funds were received onXX/XX/XX18 in the amount of xxxx and were placed into suspense. The last payment was applied onXX/XX/XX18 from unapplied funds in the amount of xx to the 6XX/XX18 payment. The UPB reflected as per the payment history is in the amount of xx. The P&I is in the amount of xx and PITI is in the amount of xx.

According to the modification, the loan was modified on xx between the borrower xx The new modified principal balance as per modification is in the amount of xx of which xx is the deferred principal and the interest bearing amount is xx,510 with a fixed interest rate starting at 4.5% and a P&I in the amount of xx beginning from XX/XX/XX17 until maturity date of xx.  There is no principal forgiven amount. This loan was modified twice. The previous loan modification was made between borrower xx.
The reason for default is loss of income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
The prior foreclosure action was referred to the attorney onXX/XX/XX15.  The borrower sent in full reinstatement in the amount of xx onXX/XX/XX16 and the foreclosure action was cancelled.
According to the PACER, the borrower had not filed for bankruptcy post origination.

The property was damaged by fire and has been 100% repaired.  As per the collection commentXX/XX/XX15, the borrower's wife had a fire in her home.  The Date of Loss wasXX/XX/XX15.  The property needed repairs in the estimated amount of xx.  The insurance claim was accepted with the amount of xxThe servicing comment dated XX/XX/XX15 reflects all repairs were completed per the inspection results showing 100%.
Foreclosure Comments:The prior foreclosure action was referred to the attorney onXX/XX/XX15.  The borrower sent in full reinstatement in the amount of xx onXX/XX/XX16 and the foreclosure action was cancelled.
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on xx between the borrower xx The new modified principal balance as per modification is in the amount of xx of which xx is the deferred principal and the interest bearing amount is xx,510 with a fixed interest rate starting at 4.5% and a P&I in the amount of xx beginning from XX/XX/XX17 until maturity date of 1XXX/XX57. There is no principal forgiven amount. This loan was modified twice. The previous loan modification was made between borrowerxxand lender xx.	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects the Borrower's First Name as xx. He is deceased. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the collection comment, the loan was in Foreclosure post origination.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.07%   Comment: Deferred balance amount per modification is xx however the tape reflects the total deferred balance as xx. It appears there may have been 1 or 2 months deferred payments as well as the modification.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx  Variance: 5 (Days)   Variance %:    Comment: The Document Effective Date of the Last Modification is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.10%   Comment: Escrow Balance per Payment History is xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan does not have any neg. am. potential. No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: -1.83%   Comment: The Loan amount as per Note is xxXX and the Appraised value is xxhe CLTV is calculating as 1xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: -1.83%   Comment: The Loan amount as per Note is xx and the Appraised value is xx. The LTV is calculated as xx%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211000211033   Tape Value: 211000211033432100221112   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 211000211033.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 330112000112   Tape Value: 211122001434330112010112   Variance:    Variance %:    Comment: The Payment History String reversed is 330112000112.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as xx. The subject was a purchase transaction with a manufactured home being placed on land. The address per the Mortgage that also includes the manufactured home is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The borrower xx is deceased as of xx. The death certificate is located at xx. xx was the only borrower on the Note however his wife, xx
* Variation in Parcel number(APN#) (Lvl 3) "There is variation in parcel# between deed, mortgage and tax search report. The parcel# as per mortgage, deed, and appraisal at origination is xx, whereas as per tax search report it is xx."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the bona fide discount points test. Unable to verify if the Discount Points charged at origination were actually bona fide and reduced the interest rate.
The loan is a first lien mortgage and has a principal amount that is greater than or equal to xxx00 and charges discount points that are not paid for the purpose of reducing, and do not in fact result in a bona fide reduction of the interest rate.  Points are treated as paid for the purpose of reducing, and in fact result in a bona fide reduction of the interest rate, if they are marked as "xx".

"Bona Fide Discount Points Test: FAIL"
* Property is Manufactured Housing (Lvl 2)     "The Subject Property is a Manufactured Home.  As per the Affixture Affidavit located at “xx” which recorded on 0xx.  The Mortgage at origination includes Collateral of a 2006 Cavalier manufactured home xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.  The finance charge is xx.  The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Loan Data xx; Comparison Data xx; Variance of -xx."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "The property address between Note, Mortgage, HUD, and Appraisal at origination differ.  The property address as per note and appraisal at origination is xx  The mortgage and HUD-1 reflects xx.  The loan was originated as a Purchase Transaction where a new manufactured home was placed on some land."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the State of xx:
- Credit Property Insurance Disclosure
- Fee Agreement
- Priority of Security Instrument Disclosure
- Attorney Selection Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "The property was damaged by fire and has been 100% repaired.  As per the collection commentXX/XX/XX15, the borrower's wife had a fire in her home.  The Date of Loss wasXX/XX/XX15.  The property needed repairs in the estimated amount of xx.  The insurance claim was accepted with the amount of xxThe servicing comment dated XX/XX/XX15 reflects all repairs were completed per the inspection results showing 100%."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Risk Indicator is Moderate due to failing the TILA finance charge test and the bona fide discount points test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87687200	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Iowa	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$839.00	$1,678.00	8XX/XX21	Not Applicable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.250%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.789%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$57,509.46	Not Applicable	7.500%	xx	XX/XX/XX13	Financial Hardship	The reviews of updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on xx
The chain of assignment has been completed. The latest assignment is from xx.

No active liens and judgments have been found.
Tax status:
The 1st installment of 2019 property taxes have been delinquent(past due under-30 days) in the amount of xx, which were due for 9XX/XX18. However, the 2nd installment is due in the amount of xx.
All prior years taxes have been paid.
According to the review of payment history as of 9XX/XX18, the borrower is delinquent for 7 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification terms.	Collections Comments:The loan is currently in foreclosure. According to the review of payment history as of 9XX/XX18, the borrower is delinquent for 7 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2013.
The loan has been modified twice since origination.
According to modified terms, the borrower had promised to pay New modified principal balance in the amount of xx with interest at the rate of 7.500%. The P&I is in the amount of xx. According to modified terms, the total amount of write off included in the modification is xx. As per section 1 of the agreement, this write off amount could be any of the following. 1)unpaid or deferred interest, 2)deferred principal or other charges.
 The reason for default is  unemployment.  Intention of the borrower is to retain the property.
 The foreclosure was initiated. The file was referred to an attorney on xx. No further details have been found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx.	The modification agreement was signed between the borrower xx. The borrower promised to pay New modified principal balance in the amount of xx with interest at the rate of 7.500%. The P&I is in the amount of xx. According to modified terms, the total amount of write off included in the modification is xx. As per section 1 of the agreement, This write off amount could be any of the following. 1)unpaid or deferred interest, 2)deferred principal or other charges.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 1589 (Days) |----| Comment: The Document Date of the Last Modification is xx.&#xxD; Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg. amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321022000   Tape Value: 654323201000111111121121   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444321022000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000220123444 Tape Value: 121121111111000102343456 Variance: Variance %: Comment: The Payment History String reversed is 000220123444. &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between the xx This modification contains Write Off amount xx, which has been forgiven. Which exceeds 2% of modified balance."	* Title Review shows outstanding delinquent taxes (Lvl 2) "As per the updated title dated report datedXX/XX/XX18, the 1st installment of 2019 property taxes have been delinquent(past due under-30 days) in the amount of xx, which were due for 9XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xxhe borrower was under discharged xx on xx."
* Missing Required State Disclosures (Lvl 2)     "The property is located in IA state; Below mentioned state disclosures are missing from the loan file:
1.Credit Agreement Disclosure
2.Cosigner Notice
3.Notice to Consumer
4.Compliance with Truth in Lending Act
5.Choice of Insurer Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
This loan has also failed State Regulations Restricted Fees test"
* XXX State Regulations Test Failed (Lvl 2)     "Loan Data: xx Comparison Data: xxx Variance: +xx
Prohibited Fees Test Inclusion
Administration Fee:xx
Document Preparation: Fee xxx0"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93465825	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,676.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	66.943%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$92,396.24	Not Applicable	4.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onxx. The chain of assignment has been completed as the assignment is currently withxx
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
No active judgments or liens found against the borrower or subject property.
According to the review of payment history as of 9XX/XX18, the borrower is delinquent for 3 months. The last payment was received onXX/XX/XX18, the payment applied date was 5XX/XX18 and the next due date for payment is 6XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2017.	Collections Comments:The loan is currently in collection. According to the review of payment history as of 9XX/XX18, the borrower is delinquent for 3 months. The last payment was received onXX/XX/XX18, the payment applied date was 5XX/XX18 and the next due date for payment is 6XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2017.
This loan modification agreement was made between (xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.5% and new P&I is in the amount of xx beginning from 1XXX/XX17 till the maturity date XXX/XX41. The interest-bearing amount is xx and no deferred balance has been offered. There is no provision for the balloon payment. Previously the loan was modified in the year of 2008 and 2015.
The reason for default is illness of the borrower.
No details have been found regarding occupancy and condition of the subject property. As per the latest servicing comments no damages or repairs have been found. The borrowers intention is to keep the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification agreement was made between xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.5% and new P&I is in the amount of xx beginning from 1XXX/XX17 till the maturity date XXX/XX41. The interest-bearing amount is xx and no deferred balance has been offered. There is no provision for the balloon payment. Previously the loan was modified in the year of 2008 and 2015 located at "xx
Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: 1XXX/XX17 Tape Value: 1XXX/XX17 |---| 1 (Days) |----| Comment: As per the modification agreement the loan was automatically modified on xx. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note doesn't contain negative amortization option.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: -0.01%   Comment: As per the appraisal report appraised value is xxX and the original balance is xxX  hence The loan CLTV is showing xx;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx%   Tape Value:xx%   Variance:    Variance %: -0.01%   Comment: As per the appraisal report appraised value is xxX and the original balance is xxX hence The loan Original Standard LTV is showing xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321223212044   Tape Value: 213211210044432100122223   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 321223212044. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440212322123   Tape Value: 322221001434440012132312   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 440212322123.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: As per the application the purpose of refinance is Debt consolidation. Tape Source: Initial Tape Type:	B	* DTI > 60% (Lvl 2) "As per the final application the income of borrower is xx and the total back debt for DTI is xx hence the DTI is greater than xx%."
* Missing Required State Disclosures (Lvl 2)     "The property is located in MI state and the required disclosures are missing from the loan file.
1.MI Borrower's Bill of Rights
2.MI Consumer Caution and Homeownership Counseling Notice
3.Choice of Insurance Agent"
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66986028	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,541.65	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	44.667%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX08	$98,990.89	Not Applicable	7.000%	xx	XX/XX/XX08	Financial Hardship	The reviews of updated title report datedXX/XX/XX18 shows that the subject mortgage was originated onxx. The subject property is located in Indiana (IN) state. It is non super lien state. As per the review of the updated title report, there are four active utility tax liens against subject property: First, in favor of XXXX in the amount of xx recorded on xx/. Second, in favor of New xx in the amount of xx recorded on XX/XX/XX16 withxx / . Third, in favor ofxx in the amount of xx recorded on xx/. Fourth, in favor of xx xx/. There is one active civil judgment against borrowerxx. Second, in favor of State of Indiana Department of Revenue in the amount of xx recorded on XX/XX/xx14 with xx/ . Third, in favor of State of Indiana Department of Revenue in the amount of xx recorded on XX/XX/XX13 with xx/. The 2017 county 1st installment taxes are paid for XX/XX/XX18 in the amount of xx. The 2017 county 2st installment taxes are due for XX/XX/xx18 in the amount of xx. The 2018 taxes are due in the amount of xx. No delinquent taxes are found.	According to payment history, the borrower is delinquent for 3 months and next due for 6XX/XX18. The last payment was received on 8XX/XX18 which was applied to the 5XX/XX18 payment. As per payment history the current UPB is xx. The current P&I is in the amount of xx with rate of interest at 7%.	Collections Comments:According to payment history, the borrower is delinquent for 3 months and next due for 6XX/XX18. The last payment was received on 8XX/XX18 which was applied to the 5XX/XX18 payment. As per payment history the current UPB is xx. The current P&I is in the amount of xx with rate of interest at 7%. According to modification agreement, the loan was modified on xx between the borrower xx and lender xxThe new principal balance is xx and interest bearing amount xx. The borrower promises to pay P&I xx with interest rate 7.000 % beginning from 1XXX/XX08. The maturity date as per modification isxx. The loan was modified once. There is no indication of any post origination bankruptcy filings. There is no foreclosure activity. As per the updated title report and servicing comments the subject property is owner occupied and in average condition. No damages or repairs were found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	According to modification agreement, the loan was modified on xx. The new principal balance is xx and interest bearing amount xx. The borrower promises to pay P&I xx with interest rate 7.000 % beginning from 1XXX/XX08. The maturity date as per modification is xx. The loan was modified once.	Missing Required State Disclosures	Field: Neg. Amort Potential? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xx   Variance %: 0.02%   Comment: As per the appraisal report original appraised value is xxowever tape data reflects xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 332133343222   Tape Value: 334432222101110100012122   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 432133343222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222343331233   Tape Value: 221210001111101222244433   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is 222343331234.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx Variance:    Variance %:    Comment: As per the original note property address street is xx. However tape data reflects xx. No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:xx Tape Value: 1XXX/XX48 Variance: 3653 (Days) Variance %: Comment: As per the modification agreement the stated maturity date is 1XXX/XX38. However tape data reflects 1XXX/XX48. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "Per the updated title report, there are 4 open Water/Sewer/Utilities Liens on the subject property totaling xx The subject property is located in Indiana (IN) state which is not a super lien state. The liens are as follows: First, in favor of xx in the amount of xx recorded on XX/XX/XX14 with xx. Second, in xx recorded on 0xxx withxx. Third, in favor of xx in the amount of xx recorded on xx withxx. And the Fourth, in favor of xx in the amount of xx recorded on XX/XX/XX18 with Book/Page# xx."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the State of Indiana (IN).  The following Required State Disclosures are missing from the file:
- Hazard Insurance Disclosure
- Federal Consumer Credit Protection Act Disclosure
- Insurance Freedom of Choice Disclosure"
* State Tax Judgment (Lvl 2)     "As per the review of updated title report, there are 7 active state tax liens against the borrowers xx.  They are as follows:
First, in favor of xx in the amount of xx recorded on XX/XX/XX13 with Bookxx.  Second, in favor of xx in the amount of xx recorded on XX/XX/XX14 with Book/Page# 0xx.  Third, in favor of xx in the amount of xx recorded on XX/XX/XX13 with Book/Page# xx.  Fourth, in favor of xx in the amount of xx recorded on XX/XX/XX14 with Book/Page# xx.  Fifth, in favor xx in the amount of xx recorded on XX/XX/XX16 with Book/Page# xx.  Sixth, in favor xx in the amount of xx recorded on XX/XX/XX17 with Book/Page# xx.  And the Seventh, in xx in the amount of xx recorded on XX/XX/XX18 with Book/Page# xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The Compliance Risk Indicator is Moderate due to failing the TILA finance charge test and the Indiana license validation test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test : Loan Data xx Comparison Data xx Variance -xx."
																																																																																								* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Indiana license validation test."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5568485	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$455.30	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	xxX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	63.483%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$100,107.77	Not Applicable	4.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title Report datedXX/XX/XX18 shows the subject mortgage was originated on 6xx
No active judgment or liens are found pending.
As per updated title report, combined taxes for the year of 2017, 1st installment was paid in the amount of xx and 2nd installment is due on XX/XX/xx18 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is 4XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is xx. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx.
According to PACER, bankruptcy is not initiated on the loan.
The reason for default is unemployment. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx. No further details are available.

Bankruptcy Comments:Not Applicable	This loan modification was done on XXX/XX17 between the xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.500 % and Monthly P&I is xx. The modification payment start date is XXX/XX17 and new maturity date is xx.

Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure Notice of Servicing Transfer	Field: Borrower #2 Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Not Applicable   Tape Value: S   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Collections, 60-119 Days   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 2 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.09%   Comment: Original apprased value is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 100%   Tape Value: 92%   Variance:    Variance %: 8.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 92%   Variance:    Variance %: 8.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: -0.00%   Comment: Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443221210110   Tape Value: 432212101100000000099999   Variance:    Variance %:    Comment: Payment history string 443221210110.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011012122344   Tape Value: 999990000000001101222234   Variance:    Variance %:    Comment: Payment history string reversed 011012122344.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "Subject property is located at IN state.
Following state disclosure is missing from the loan file. :-
1) Federal Consumer Credit Protection Act Disclosure."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Indiana license validation test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business from disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per final application, borrower total monthly income is xx and total monthly expenses is xx. Hence, DTI is greater than 60.00%."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service Transfer Document is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test. :-
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
																																																																																								UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC. The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81039150	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,836.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.375%	xx	xx	xx	xx	xxX	Conventional	ARM	120	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	2.000%	xx	Unavailable	Financial Hardship	The review of updated title report dated XX/XX/XX18 states that the subject mortgage was originated onxx
The chain of assignment has been completed.
There is an IRS lien against the borrower, recorded on xx in the amount of xxx which is in the favor of xx.
The 2018 combined annual taxes have been due in the amount of xx which were due for XX/XX/xx18.
The 2018 combined annual taxes have been due in the amount of xx which were due for XX/XX/xx17; however, prior delinquent taxes have not been found.

The review of payment history as of 9XX/XX18 shows that the borrower is delinquent for 4 months and the next due date is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 4XX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.	Collections Comments:As per collection comments review as of 9XX/XX18, the loan is in an active bankruptcy. The review of payment history as of 9XX/XX18 shows that the borrower is delinquent for 4 months and the next due date is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 4XX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.

The Modification Agreement is missing in the loan file.  The Note at origination is an interest First ARM with the margin of 2.25% along with the initial P&I of xx with the rate of interest 6.375% and a maturity date of 8XX/XX36. The P&I as per latest payment history is the xx and rate of interest is 2.00%.  There is a reduction in the P&I and rate of interest with respect to Note data and the margin, which appears that the loan has been modified.  According to the document located at “xx” the loan was modified onXX/XX/XX11.  As per comment dated 7XX/XX18, there was a request to provide the executed mod agreement datedXX/XX/XX11 further indicating the loan modification is missing.

Unable to determine the reason for delinquency from the collection comments provided.
As per review, the prior foreclosure action was initiated and the file was referred to an attorneyxx

As per PACER records, the borrower filed bankruptcy under xx with case # xx

A recent BPO report was unavailable to determine the current value or occupancy.

Foreclosure Comments:As per review, the prior foreclosure action was initiated and the file was referred to an attorney on xx.
Bankruptcy Comments:As per PACER records, the borrower filed bankruptcy under xx with case # 1xx.	The Modification Agreement is missing in the loan file. The Note at origination is an interest First ARM with the margin of 2.25% along with the initial P&I of xx with the rate of interest 6.375% and a maturity date of 8XX/XX36. The P&I as per latest payment history is the xx and rate of interest is 2.00%. There is a reduction in the P&I and rate of interest with respect to Note data and the margin, which appears that the loan has been modified. According to the document located at “xx” the loan was modified onXX/XX/XX11. As per comment dated 7XX/XX18, there was a request to provide the executed mod agreement datedXX/XX/XX11 further indicating the loan modification is missing.	Modification
Origination Appraisal
Missing Required State Disclosures
Credit Application
HUD-1 Closing Statement
Affiliated Business Disclosure
Document Showing a Index Numerical Value
Notice of Servicing Transfer
Final Truth in Lending Discl.	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per review, foreclosure action was previously initiated but has since been cancelled. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the deferred amount is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value:xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the date of modification is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance as a negative number is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the loan amortization type is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Valuexx%   Tape Value: xx  Variance:    Variance %: -0.01%   Comment: The loan CLTV at origination was xx%. The tape data is rounded.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: -0.01%   Comment: The loan LTV at origination was xx%. Tape data is rounded.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the P&I is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432134111231   Tape Value: 343211132111000210100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432134111231. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 132111431234   Tape Value: 000001012000111231132343   Variance:    Variance %:    Comment: The Payment History String reversed is 132111431234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address as: xx. No Discrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 6XX/XX51 Variance: Variance %: Comment: As the modification agreement is missing from the loan files. So the maturity date is unavailable. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The Modification Agreement is missing in the loan file. The Note at origination is an interest First ARM with the margin of 2.25% along with the initial P&I of xx with the rate of interest 6.375% and a maturity date of 8XX/XX36. The P&I as per latest payment history is the xx and rate of interest is 2.00%. There is a reduction in the P&I and rate of interest with respect to Note data and the margin, which appears that the loan has been modified. According to the document located at xx” the loan was modified on xx. As per comment dated 7XX/XX18, there was a request to provide the executed mod agreement dated xx further indicating the loan modification is missing."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement along with estimated HUD-1 / itemization of fees are missing from the loan file."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan files."
* Missing Appraisal (Lvl 2)     "The appraisal report is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the State of Georgia.  The following required state disclosures are missing from the loan file:
- Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
- Disclosure of Additional Fees"
* Application Missing (Lvl 2)     "The initial and final loan applications are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The Note at origination is an Interest First Adjustable Rate.  Unable to determine the Operative Index Value used by the lender at origination."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing from the loan files."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19093135	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$481.38	8/XX/XX21	Not Applicable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	14.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$30,371.36	Not Applicable	6.000%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/XX18, shows that the subject mortgage was originated on xx, in the amount of xx, with xx
xx
No active liens and judgments found.

2017 combined jurisdiction taxes are paid in the amount of xx.	As per the review of the payment history, the borrower has been delinquent for 8 months and next payment is due for XXX/XX18. The last payment was received on 1XXX/XX17 in the amount xx which was applied for 1XXX/XX17. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2009 mod terms.	Collections Comments:The loan is currently in active foreclosure and next payment is due for XXX/XX18. The last payment was received on 1XXX/XX17 in the amount xx which was applied for 1XXX/XX17. The foreclosure was initiated and the file was referred to an attorney on xx. No further details have been found regarding the foreclosure. According to the review of the PACER report, the borrower had filed for bankruptcy under xx with the case#xx.
The RFD is the death of the borrower. The loan was modified once since origination in 2009 and payments were made as per the mod terms. As per the comment datedXX/XX/XX18, the xx was a grandmother she said she had a doc that was signed when the borrower was deceased and she would take over.
The occupancy is unable to determine from the collection comments. No repairs and damages have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onxx. No further details have been found regarding the foreclosure.
Bankruptcy Comments:According to the review of the PACER report, the borrower had filed for bankruptcy under xx with the case# xx. The plan was confirmed on XX/XX/XX02. However, the case was dismissed on xx.	The loan was modified onXX/XX/XX09 between the borrower xx The UPB is xx the borrower promises to pay P&I of xx with a modified interest rate of 6.000%, beginning from XXX/XX09 and the maturity is dated 8XX/XX36.	Final Truth in Lending Discl.
Right of Rescission
Origination Appraisal
HUD-1 Closing Statement
Affiliated Business Disclosure
Missing Required State Disclosures
Credit Application
Notice of Servicing Transfer
Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: AS per pacer bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
xxField: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.36%   Comment: As per payment history, the escrow balance is xx.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: 59%   Variance:    Variance %: 0.00%   Comment: An appraisal report is missing from the loan file; however tape reflects CLTV asxx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: 59%   Variance:    Variance %: 0.00%   Comment: An appraisal report is missing from the loan file; however tape reflects OLTV as xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210344   Tape Value: 765432105432132100043212   Variance:    Variance %:    Comment: As per payment history string is 444443210344; however tape reflects 212340001235685545.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443012344444   Tape Value: 212340001131234501254567   Variance:    Variance %:    Comment: As per payment history reversed string is 443012344444; however tape reflects 212340001235685545.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note property address is xx however tape reflects xx. Tape Source: Initial Tape Type:	D	* Lost Note Affidavit (Lvl 3) ""xx" showing original note was misplaced, lost or destroyed. Copy of Note is also located in the same file.""
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-X/settlement statement along with estimated HUD-1 / itemization of fees are missing from the loan file."
* Deceased Borrower(s) (Lvl 3) "The borrower xx."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL State. The following state disclosures are missing from the loan files.

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15798825	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,877.14	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	74.187%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$568,477.21	$99,000.00	2.000%	xx	XX/XX/XX11	Financial Hardship	According to the updated title report dated xx
No active judgments or liens have been found.
Taxes:
The borough 1st installment taxes in 2018 have been paid in the amount of xx and 2nd installment are due on XX/XX/xx18 in the amount of xx.
The borough 3rd & 4th installments taxes in 2019 are due in the total amount of xx.
The annual utilities taxes in 2018 are past due (under 30 days) in the amount of xx, which was due onXX/XX/XX18; however, the updated title received onXX/XX/XX18.
No prior year’s delinquent taxes have been found.

According to the latest payment history, the borrower is delinquent for 3 months and the next due date for the payment is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX11.
Collections Comments:According to the servicing comments, the loan is in the collections and the next due date for the payment is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX11.
Recent comments do not validate any reason for default.
The loan had been modified on 1XXX/XX11. The unpaid principal balance is xx with the interest rate 2.00% which steps up in 4 steps ending at 4.50%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX11. The maturity date will be on 1XXX/XX51.
No evidence has been found in the latest 24 months’ servicing comments regarding the foreclosure.
No evidence has been found in the latest 24 months’ servicing comments regarding the bankruptcy.
The comments dated  9XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This step loan modification agreement was made between xx
The unpaid principal balance is xx with the interest rate 2.00% which steps up in 4 steps ending at 4.50%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX11. The maturity date will be on 1XXX/XX51.
Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per review, foreclosure action was previously initiated but has since been cancelled. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the deferred amount is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value:xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the date of modification is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Balance as a negative number is entered as a positive Escrow Advance Balance.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the loan amortization type is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Valuexx%   Tape Value: xx  Variance:    Variance %: -0.01%   Comment: The loan CLTV at origination was xx%. The tape data is rounded.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: -0.01%   Comment: The loan LTV at origination was xx%. Tape data is rounded.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As the modification agreement is missing from the loan files. So the P&I is unavailable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432134111231   Tape Value: 343211132111000210100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432134111231. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 132111431234   Tape Value: 000001012000111231132343   Variance:    Variance %:    Comment: The Payment History String reversed is 132111431234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address as: xx. No Discrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 6XX/XX51 Variance: Variance %: Comment: As the modification agreement is missing from the loan files. So the maturity date is unavailable. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file:
1. NY Consumer Credit Disclosure / Fair Credit Reporting Notice.
2. NY Interest Rate Disclosure.
3. NY Hazard Insurance  Disclosure.
4. Tax Escrow Account Designation.
5. Mortgage Bankers and Exempt Organizations Pre-application.
6. Part 80 Disclosure.
7. Alternative Mortgage Transaction Disclosures.
8. Co-Signer Notice Requirements.
9. Default Warning Notice.
10. Smoke Alarm Affidavit.
11. New York Real Property Escrow Account Disclosure.
12. Sub-prime Home Loan Counseling Disclosure.
13. Sub-prime Home Loan Tax and Insurance Payment Disclosure.
14. Sub-prime Home Loan Disclosure.
15. Commitment Disclosure.
16. Lock-in Disclosure.
17. Expiration of Lock-in or Commitment Period."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx.
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "According to the final application, the total monthly income is in the amount of xxand the total monthly expenses are in the amount of xx Hence, the DTI is greater than 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82312577	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	56.142%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per review of the updated title report dated XX/XX/XX18, xx No Active judgment and liens have been found. The 2017 annual taxes have been exempted. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been delinquent for 120+ days and next payment is due for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 4XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:
The loan is currently in active bankruptcy and the next payment is due for 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 4XX/XX18. As per the review of the PACER report, the Borrower had filed bankruptcy under xx on xx with case #xx. The plan confirmed on XX/XX/XX18. No evidence of post-closing foreclosure have been found. The RFD is an excessive obligation. The loan was never modified since origination. The borrower has been making his payments as per the note terms. As per the collection comment dated XX/XX/XX17, the property is vacant and secured. No damages and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx As per the plan, the borrower shall pay to trustee xx of arrears and xx for Sept payment of xx. borrower shall pay 350.00 per month for the arrears amount. The MRF was filed onXX/XX/XX18.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: AS per pacer bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
xxField: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.36%   Comment: As per payment history, the escrow balance is xx.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: 59%   Variance:    Variance %: 0.00%   Comment: An appraisal report is missing from the loan file; however tape reflects CLTV asxx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: 59%   Variance:    Variance %: 0.00%   Comment: An appraisal report is missing from the loan file; however tape reflects OLTV as xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210344   Tape Value: 765432105432132100043212   Variance:    Variance %:    Comment: As per payment history string is 444443210344; however tape reflects 212340001235685545.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443012344444   Tape Value: 212340001131234501254567   Variance:    Variance %:    Comment: As per payment history reversed string is 443012344444; however tape reflects 212340001235685545.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note property address is xx however tape reflects xx. Tape Source: Initial Tape Type:	B	* Property is vacant (Lvl 3) "As per the collection comment dated XX/XX/XX17, the property is vacant and secured."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The required state disclosures are missing from the loan files.

1. Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2. Anti-Tying Disclosure
3. Financial Institution Choice of Insurance Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71194491	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$180.00	7/XX/XX21	xx	Yes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There are no active liens and judgments against the borrower. The combined annual taxes for the year 2017 have been paid in the amount of xx. No prior year delinquent taxes have been found.	According to the payment history as of dated 9XX/XX18, the next due is on 9XX/XX17. The last payment was received on XX/XX/XX17 in the total amount of xx which was applied on 8XX/XX17. The new principal balance is xx. The loan has not been modified since origination. The borrower has been making the payments as per original note.	Collections Comments:According to the servicing comments, the loan is in active foreclosure and the next due date was 9XX/XX17. The last payment was received on XX/XX/XX17 in the total amount of xx which was applied on 8XX/XX17. The new principal balance is xx. The loan has not been modified since origination. The borrower has been making the payments as per original note.
No post-closing bankruptcy activity has been found.
The foreclosure was initiated in 2018. The file was referred to an attorney on xx. xxwith the case#xx. The document located at “xx”, the borrower filed answer and affirmative defenses against the foreclosure complaint onXX/XX/XX18. The answer and affirmative defense states, 1. The plaintiff has not provided a proper documentation to demonstrating its interest in the Note and Mortgage, 2. Assignment of mortgage by xx is not valid, 3. Plaintiff failed to comply with RESPA and TILA requirements. The further details are not available.
Unable to determine the current condition and occupancy on the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:The foreclosure was initiated in 2018. The file was referred to an attorney on xx had filed foreclosure complaint onXX/XX/XX18 with the case#xx. The document located at “xx”, the borrower filed answer and affirmative defenses against the foreclosure complaint on xx. The answer and affirmative defense states, 1. The plaintiff has not provided a proper documentation to demonstrating its interest in the Note and Mortgage, 2. Assignment of mortgage by xx is not valid, 3. Plaintiff failed to comply with RESPA and TILA requirements. The further details are not available.
Bankruptcy Comments:Not Applicable	Not Applicable	HUD-1 Closing Statement
Final Truth in Lending Discl.
Missing Required State Disclosures
Origination Appraisal
Credit Application
Notice of Servicing Transfer
Right of Rescission
Title Evidence
Affiliated Business Disclosure	Field: Neg. Amort Potential? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Neg. Amort Potential? is Not Applicable however the tape data shows it No. Tape Source: Initial Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999876543221111111110000   Variance:    Variance %:    Comment: Payment History String is 44444444444. however the tape data shows it 9998765432211111110000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000011111111122345698999   Variance:    Variance %:    Comment: Payment History String Reversed 44444444444. however the tape data shows it 0001111111122345698999.   Tape Source: Initial   Tape Type:
xxdata shows it XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History Loan Value: xx Tape Value: xxx3 Variance: xx Variance %: -2.00% Comment: Suspense Balance per Payment History is (xxx3) however the tape data shows it xx Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy along with commitment and preliminary report are missing from the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Foreclosure Delay or Contested (Lvl 3) "xx, the borrower filed answer and affirmative defenses against the foreclosure complaint on xx. The answer and affirmative defense states, 1. The plaintiff has not provided a proper documentation to demonstrating its interest in the Note and Mortgage, 2. Assignment of mortgage by xx is not valid, 3. Plaintiff failed to comply with RESPA and TILA requirements. No comments available indicating the above matter has been resolved."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Oklahoma State. The following required state disclosures are missing from the loan file.
1. OK Title protection notice
2. Insurance Disclosure
3. NSF Fee Disclosure
4. Over-the-limit fees
5. Notice of Rights to Obtain a Security Freeze"
* Property address changed since origination - address on updated title different from note (Lvl 2)     "There is a variance in subject property address mentioned on Note, Subject mortgage and updated title report.
The subject property address mentioned on note and mortgage is xx; however, template property address shows as xx
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission is missing from loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to updated title report dated XX/XX/XX18, the chain of assignment has not been completed. The last assignment was done from xxx to xxx in Trust for xxx which was recorded onXX/XX/XX18. However, there is a break in the chain of assignment which was done from xx byxx, as Legal Title Trustee to Mortgage xxx Systems, Inc., as nominee for Xxx., its successors and assigns."
* Missing Required Disclosures (Lvl 2)     "The list of service provider is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98502162	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,317.51	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.123%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$663,911.27	$2,661.27	3.750%	xx	XX/XX/XX17	Financial Hardship	xx
1. There is a State tax lien against the borrower xx in the combined amount of xx in the favor of NC Dept of revenue which was recorded on XX/XX/xx12.
 2. There is a civil judgment against the borrower xx in the favor of  XXXX in the amount of xx, xx
Annual combined taxes have been paid in the amount of xx for the year 2017.
Annual combined taxes have been due in the amount of xx for the year 2018.
No prior years delinquent taxes have been found.
According to a review of the payment history as of 9XX/XX18, the borrower is currently delinquent for 4 months and the next due date for payment is 5XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 4XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2017.

Collections Comments:Review as per servicing comments dated from 1XXX/XX16 to 9XX/XX18 state that the borrower has been delinquent for 4 months currently and the payment is due from 5XX/XX18 as the borrower is not paying the P&I regularly. The last payment was received onXX/XX/XX18 in the amount of xx. The payment history states that the current UPB is xx. Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
No information is available to understand the current status of foreclosure process.
No BK was filed by the borrower till date.
The Loan modification agreement was made on 5XX/XX17, between the borrower “xx
The borrower promises to make a monthly payment of xx with the rate of interest 3.750%, beginning from 6XX/XX17 till the maturity date 5XX/XX57.  The new principle balance stated in the Modification is in the amount of xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on 5XX/XX17, between the borrowe xx.
The borrower promises to make a monthly payment of xx with the rate of interest 3.750%, beginning from 6XX/XX17 till the maturity date 5XX/XX57.  The new principle balance stated in the Modification is in the amount of xx.
The deferred amount has been given in the amount of xx.
Loan was modified on 5XX/XX15. The copy of the previous modification agreement was located at “xx”.
Notice of Servicing Transfer Final Truth in Lending Discl. Missing Required State Disclosures	Field: Current Legal Status Loan Value: Collections Tape Value: Collections, 60-119 Days |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 18 (Days)   Variance %:    Comment: As per Mod the last modification date is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432132211112   Tape Value: 332221111100000999987765   Variance:    Variance %:    Comment: As per Payment History, the String is 412344444444. However, tape reflects it as 33222111100000009999987765.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211112231234   Tape Value: 567789999000001111122233   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444443214. However, tape reflects it as 56778999900000001111112222333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: No sale price is required. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR Test: Charged 0.000%  Allowed 7.315  Over By -7.315%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 7.315%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosures is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Amortization Schedule Disclosure
Credit Property Insurance Disclosure
Fee Agreement
Priority of Security Instrument Disclosure
Attorney Selection Disclosure"
* XXX State Regulations Test Incomplete (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Right of Rescission Test:
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )"
* State Tax Judgment (Lvl 2)     "updated title report dated XX/XX/XX17 states that there is a State tax lien against the borrower (xx) which id in the combined amount of xx filed by NC Dept of revenue and which was recorded on XX/XX/XX12."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR Test: Charged 0.000%  Allowed 7.315  Over By -7.315%.
																																																																																								Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Right of Rescission Test:"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	No Result	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72262465	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,124.57	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.536%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There is no active judgments or liens found against the subject property. 2017 annual taxes have been paid off in the amount of xx on XX/XX/xx17. No prior years delinquent taxes have been found pending.
According to the payment history as of dated 9XX/XX18, the borrower is currently delinquent for 4 month and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.625% which was applied for 4XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per notice of mortgage payment change.
Collections Comments:The loan is currently in bankruptcy and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 6.625% which was applied for 4XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per notice of mortgage payment change.
The reason for default is unable to determine.
The loan has been not modified since origination.
The foreclosure was initiated. The complaint was filed onXX/XX/XX15 with case# xx. However, the foreclosure was put on hold because of borrower xx filed bankruptcy xx with case# xx. The plan was confirmed on xx. As per the xx plan, the debtor shall pay to the trustee for the amount of xx for 3 months and xx for 57 months. The POC was filed by Bank ofxx for the total secured claim amount is xx and total arrearage amount is xx. Schedule-D of voluntary petition shows, an unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down
The subject property is owner-occupied. No damage and repairs are found. No latest BPO reports are available from loan files.

Foreclosure Comments:The foreclosure was initiated. The complaint was filed onXX/XX/XX15 with case# xx103. However, the foreclosure was put on hold because of borrowerxx filed bankruptcy xx with case# xx on 4XX/XX15. The loan is active in bankruptcy. No further details are found.
Bankruptcy Comments:The borrower xxx filed bankruptcy xx with case# xx on 4XX/XX15. The plan was confirmed onXX/XX/XX15. As per the xx plan, the debtor shall pay to the trustee for the amount of xx for 3 months and xx for 57 months. The POC was filed by xx for the total secured claim amount is xx and total arrearage amount is xx. Schedule-D of voluntary petition shows, an unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down.	Not Applicable	Loan Program Info Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 2.8% Tape Value: 275% |---| |----| -272.25% Comment: The Note reflects the ARM Index Margin Percent as 2.750%.&#xxD; Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Filed   Variance:    Variance %:    Comment: Current Bankruptcy is plan Confirmed CH 11,13 however the tape data shows it Lift Stay -Filed.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The complaint was filed onXX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Documentation   Variance:    Variance %:    Comment: The final application is available from loan files.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: xx%   Variance:    Variance %: -3.40%   Comment: The original CLTV reflects asxx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx%   Tape Value: 80%   Variance:    Variance %: 0.00%   Comment: The original LTV reflects as 79.722%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432134444444   Tape Value: 3445567999999999999xx887   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432134444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444431234   Tape Value: 7889xx999999999997645443   Variance:    Variance %:    Comment: The Payment History String reversed is 444444431234. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is Refinance. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: The short form policy does not reflects any junior mortgage. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of voluntary petition shows, an unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down."
* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on a recorded mortgage is not matching with the legal description mentioned in the deed. As per the recorded mortgage, AOM and lis pendency, the legal description shows the line# 3 as “line of Powell” and line# 7 shows the “ xx”. As per the deed, the legal description mentioned is line# 4 shows the “xx” and line# 10 shows the “ txx	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Kentucky state. The following state disclosures are missing from the loan file.
1.Fair Housing Notice
2.Homeownership Protection Center Disclosures
3.Notice of Free Choice of Agent or Insurer"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from available documents."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49849859	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Idaho	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,013.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	10.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Streamline Refinance	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$146,166.89	$5,627.93	5.000%	xx	XX/XX/XX13	Financial Hardship	xx
There is an active junior mortgage against the subject property in the favor of Xxx for the amount of xx which was recorded onXX/XX/XX07.
The 2015 annual county taxes are paid for the amount of xx.
The 2016 annual county taxes are paid for the amount of xx.
The 2017 annual county taxes are paid for the amount of xx.
No any prior delinquent taxes are afound.

According to the payment history as of dated 9XX/XX18, the borrower is currently delinquent for 2 months and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 5.00%. The new UPB is reflected for the amount of xx. However, the borrower has been making payment as per the modification agreement.

Collections Comments:The loan currently is in the collection and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 5.00%. The new UPB is reflected for the amount of xx. However, the borrower has been making payment as per the modification agreement.
As per comment datedXX/XX/XX18, the reason for default is the borrower paid the wrong amount for incorrect parcel number for the amount of xx. Also, the comment shows the wrong parcel# is removed.
This modification agreement was made between Lender Xxx andxx onXX/XX/XX13. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with a modified interest rate of 5.000% beginning fromXX/XX/XX13 till maturity dateXX/XX/XX43.
The borrowerxxt had filed bankruptcy under chapter- 7  with the case# xx
As per comment dated 1XXX/XX16, the missing payment for 2013. The borrower disputing for payment for the amount of xx. The borrower not credited from 2013. The comment datedXX/XX/XX17 shows the still needs to the proof of payments. Also, the comment datedXX/XX/XX18, the dispute for escrow amount. The SLS was sent another property tax bill. No further details are found regarding payments proof and the issue has been resolved or not.
No foreclosure activity has been found.
The subject property is unknown occupied. No damage and repairs are founds.
The latest BPO reports are not available.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx	This modification agreement was made between Lender xx As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 5.000% beginning fromXX/XX/XX13 with a maturity date ofXX/XX/XX43.	Origination Appraisal Initial Escrow Acct Disclosure Credit Application	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.48% Comment: As per Modification document Deferred balance amount is xx. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance per payment history is xx Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: -0.00%   Comment: Originalxxratio percent is xxx98%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 96%   Tape Value: 96%   Variance:    Variance %: -0.00%   Comment: Original standard LTV is 96.098%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.45%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321320111111   Tape Value: 211000000100000000011000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 213211111111. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111023123   Tape Value: 000110000000001000010112   Variance:    Variance %:    Comment: The Payment History String reversed is 111111112312. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value: 5XX/XX43 Variance: 52 (Days) Variance %: Comment: Maturity date of loan isxx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description is mentioned on a quitclaim deed is not matching with the recorded mortgage. As per the quitclaim deed, the Parcel A shows the “Parcel xx”, this part of legal is missing from the recorded mortgage.
This can be cured by the reformation agreement with corrected legal description."	* Written or verbal dispute (Lvl 2) "As per comment dated 1XXX/XX16, the missing payment for 2013. The borrower disputing for payment for the amount of xx. The borrower not credited from 2013. The comment datedXX/XX/XX17 shows the still needs to the proof of payments. Also, the comment datedXX/XX/XX18, the dispute for escrow amount. The SLS was sent another property tax bill. No further details are found regarding payments proof and the issue has been resolved or not."
* Missing Appraisal (Lvl 2)     "An appraisal is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D of voluntary petition shows, amount of xx as an unsecured portion out of the amount of claim xxx00, however, the BK case was terminated on XX/XX/XXXX/XX/XX17. Did not see any comments indicating cram-down."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Property is Manufactured Housing (Lvl 2)     "As per the appraisal report located at “xx” datedXX/XX/XX06 which is before 8 months the note dateXX/XX/XX07. The appraisal report states that the property is a manufactured home and it will be attached to a permanent foundation. The manufacture Home as Real Property document located at “xx” shows the running gear has been removed from the manufactured home and the manufactured home will be permanently affixed to the land. Also, shows the serial# xx. The final title policy shows checkbox marked for Alta 7 endorsement for Manufactured Housing Unit."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32233081	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,295.20	8/XX/XX21	xx	No	Other	xx	xx	Not Applicable	No	xx	xx	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Secondary	Yes	Yes	No	21.006%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
xx
The first was recorded on XX/XX/XX15 in the amount of xx and second was recorded on XX/XX/XX18 in the amount of xx.
The 2017-2018 county taxes are paid in the amount of xx with no prior delinquency.
xx
According to the payment history as of 9XX/XX18 shows that the borrower is delinquent for 8 months and the next due date is XXX/XX18. The last payment was received on XX/XX/XX17 in the amount of xx(PITI) which was applied to 1XXX/XX17. The UPB is updated as per the tape data in the amount of xx. The current P&I is xx with the interest rate of 4.00% .The borrower has been making the payments as per the limited term modification agreement located at (xx.	Collections Comments:The current status of the loan is in foreclosure. The notice of lis pendens was filed with the case no#xx3 against the borrower xx.
However, the reason of foreclosure id unable to determine.
According to the payment history as of 9XX/XX18 shows that the borrower is delinquent for 8 months and the next due date is XXX/XX18. The last payment was received on XX/XX/XX17 in the amount of xx(PITI)  which was applied to 1XXX/XX17. The UPB is updated as per the tape data in the amount of xx. The current P&I is xx with the interest rate of 4.00%.The borrower has been making the payments as per the limited term modification agreement located at (xx").
The borrower has filed the bankruptcy under xx with case # 1xx.
The reason for default as per servicing comments is a reduction of income.

The subject property is in average condition, no comments regarding the repair or damage have been found. No latest BPO reports are available.

Foreclosure Comments:The notice of lis pendens was filed with the case no#xx
Bankruptcy Comments:As per PACER records, the borrower xxhad filed the bankruptcy under xx with case # xx.	Not Applicable	Loan Program Info Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: ARM Index Margin Percent Loan Value: 2.3% Tape Value: 225% |---| |----| -222.75% Comment: As per note, the ARM index margin is 2.25%. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Collections, 60-119 Days   Variance:    Variance %:    Comment: As per review, the current legal status of loan is in foreclosure however tape reflects as collection.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the foreclosure document found in the loan file the current status of loan is in foreclosure the tape reflects as no .   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The short term modification doc located at DEA019_Loan Modification Agreement Executed_09062018_73286991 reflects the deferred balance as xx. GHowever tape reflect as xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: According to the limited term mod the deferred balance is xx.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has modified; however the modification is for short period , lxx
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: The loan has modified; however the modification is for short period , located at xx
Field: First Pay Change Date   Loan Value: 4XX/XX13   Tape Value: XXX/XX11   Variance: -762 (Days)   Variance %:    Comment: As per note, the first pay change date is 4XX/XX13.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XXX/XX13   Tape Value: XXX/XX11   Variance: -759 (Days)   Variance %:    Comment: As per note, the first payment change date is XXX/XX13.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: 60   Tape Value: 35   Variance: 25   Variance %: 0.71%   Comment: According to the interest only addendum, the interest only period is of 60 months.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: As per note, the amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Occupancy at Origination (Property Usage Type)   Loan Value: Secondary   Tape Value: Primary   Variance:    Variance %:    Comment: As per final loan application, the property occupancy is secondary.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per available appraisal report, the appraised value is xx,0000.00.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: 15.00%   Comment: The loan LTV at origination wasxx%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: As per note, the stated original P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.000%   Tape Value: 7.125%   Variance:    Variance %: -2.13%   Comment: As per note, the stated original rate is 5.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 765432100000001000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000001254567   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is not signed by the borrower."
* Variation in Parcel number(APN#) (Lvl 3)     "There is variation in parcel # mentioned on mortgage, tax document and appraisal .
According to the mortgage recorded on XX/XX/XX06 the parcel # is xx.However , according to the tax document and appraisal, the parcel # ixx ."	* Settlement date is different from note date (Lvl 2) "According to the mortgage the loan origination date isXX/XX/XX06; however, the settlement date on final HUD-1 isXX/XX/XX06 which is inconsistent with the origination date."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Operative index value is unable to confirm (Lvl 2)     "The operative index is unable to determine from the available loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow acct disclosure is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74104919	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,270.70	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.650%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	37.437%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$140,293.98	Not Applicable	3.950%	xx	XX/XX/XX12	Financial Hardship	xx
As per updated title report, annual combined taxes for the year of 2018 was paid in the amount of xx. Also, annual county taxes for the year of 2018 was paid in the amount of xx. There is annual school taxes for the year of 2018-2019 is due on XX/XX/xx18 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 5XX/XX18. The next due date is 6XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 5XX/XX18. The next due date is 6XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx by attorney xx
According to PACER, bankruptcy is not initiated on the loan.
According to collection comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx.
Bankruptcy Comments:Not Applicable	This loan modification was done on 7XX/XX12 between thexx.	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the loan files the property is Currently in Foreclosure.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per mod, there is no mod step indicator.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321010123000   Tape Value: 210102100000010210001199   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 1001012M0000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000321010123 Tape Value: 991100012010000001201012 Variance: Variance %: Comment: The Payment History String reversed is 0000M2101001. &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Subject mortgage is in second lien position. ProTitle has confirmed in their updated title report datedXX/XX/XX18 that, there is one Muni / City / Code Lien against the subject property found open in the amount of xx favor of xx which was recorded onXX/XX/XX18. The subject property located in PA State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. It can be cured to pay off the lien amount."
* Title Review shows major title concern (Lvl 4) "As per updated title report datedXX/XX/XX18, there is one Muni / City / Code Lien against the subject property found open in the amount of xx favor of xx. The subject property located in PA State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."	* Issue with the legal description or recorded instrument (Lvl 3) "There is variance in legal description between vesting deed xx. Line no third of legal description from Vesting deed dated on 1XXX/XX01 shows "xx	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm from the available loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99451964	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,804.13	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.376%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$213,153.21	Not Applicable	3.375%	xx	XX/XX/XX16	Financial Hardship	xx No active judgments or liens found. Delinquent taxes are not found. The country taxes are paid off in amount of xx and due amount is xx.	The review of updated payment history as of 9XX/XX18, the subject loan is currently 2 months delinquent and the next due date of payment is 7XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 6XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Modification has been made since loan origination and borrower is making payment through modification agreement dated on XXX/XX16.	Collections Comments:As per collection comments show that the subject property is occupied by owner. No damage available or no repair found. Latest BPO is unavailable in file.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent XX/XX/XX18 to till date. The delinquency has been done for more than 2 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX16 borrower making the payment as per modification terms.

Borrower “xx.
Creditor filed the POC on xx. No further information about BK.

Foreclosure file yet not found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx
Creditor filed the POC on xx however; debtor shall pay payment xx per month for 60 months, this plan was confirmed on xx. No further information about BK.

The loan modification agreement was made between “xx The first modified payment is still due for the date of 04xx.
The Loan was modified into 3 steps.
1) Period: 60, Rate: 3.375%, P&I: xx, Date: XX/XX/XX16.
2) Period: 419, Rate: 4.00%, P&I: xx, Date: XX/XX/XX21.
3) Period: 12, Rate: 4.00%, P&I: xx, Date: XX/XX/XX56.
Missing Required Disclosures Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Status Loan Value: Plan Confirmed (Ch. 11, 13) Tape Value: Proof of Claim - Filed |---| |----| Comment: Current bankruptcy states is plan confirmed. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.64%   Comment: Escrow balance per payment history is -xx, however tape shows as -xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is Step modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX16   Tape Value: XXX/XX21   Variance: 1795 (Days)   Variance %:    Comment: Mod step 1 date is 4XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.08%   Comment: Mod step 1 P&I is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.4%   Tape Value: 4.0%   Variance:    Variance %: -0.63%   Comment: Mod step 1 rate is 3.375%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX21   Tape Value: XXX/XX56   Variance: 12755 (Days)   Variance %:    Comment: Mod step 2 date is XXX/XX21.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xxx2   Variance %: -0.00%   Comment: Mod step 2 P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: 111%   Variance:    Variance %: -31.37%   Comment: Original CLTV ration percent is xx.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212333433100   Tape Value: 334333211000001110265432   Variance:    Variance %:    Comment: Payment history string is 212333433100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001334333212   Tape Value: 234562011000000112343433   Variance:    Variance %:    Comment: Payment history string reversed is 001334333212.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is lower rate or term.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: According to the payment history state the unpaid current principal balance (UPB) per payment history is xx. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "HUD-1 is not signed by the borrower."	* XXX TILA Test Failed (Lvl 2) "CE TILA test failed due to,
TILA Foreclosure Rescission Finance Charge Test:
This loan failed the TILA foreclosure rescission finance charge test.
 The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required Disclosures (Lvl 2)     "List of services providers disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrowers."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Washington" state and this state requires following disclosures and all are missing from the loan file.

1) Construction Lien Disclosure
2) Mortgage Loan Servicing Disclosure
3) Choice of Insurance Notice"
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not executed by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate", due to
This loan failed the TILA foreclosure rescission finance charge test."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58311867	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,507.11	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.411%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$151,533.19	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	xx There are three civil judgments open against subject borrower in the amount of xx, recorded on XX/XX/XX18, XX/XX/XX18 and XX/XX/xx17. Annual estimated tax is xx with no prior year delinquency.	Review of payment history shows that the borrower is delinquent for more than 3 months. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for XX/XX/XX18. The next payment is due for XX/XX/XX18. Current interest rate is 4.125% and UPB is in the amount of xx. Borrower is making payments as per Modification agreement.

Collections Comments:The review of loan file shows that, the borrower is delinquent for more than 3 months. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for XX/XX/XX18. The next payment is due for XX/XX/XX18. Current interest rate is 4.125% and UPB is in the amount of xx. Borrower is making payments as per Modification agreement.
Updated title report as of XX/XX/XX18 shows the subject mortgage is on First lien position. Subject mortgage is recorded on XX/XX/XX07 in the amount of xx with xx as nominee for xx
There are three civil judgments open against subject borrower in the amount of xx, recorded on XX/XX/XX18, XX/XX/XX18 and XX/XX/XX17.
Annual estimated tax is xx with no prior year delinquency.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Modification agreement was made between borrower and lender on XX/XX/XX17. As per modification agreement new modified principal balance is xx. Borrower was promised to pay interest bearing amount of xx. MOD interest rate is 4.125% and new P&I of xx for 60 months and after Interest rate, P&I was change as per step modification. Payment was starting from XX/XX/XX17 and stated maturity date of XX/XX/XX57.	Missing Required State Disclosures Right of Rescission	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value: 7XX/XX17 |---| 9 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type Step   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX17   Tape Value: 7XX/XX22   Variance: 1826 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.12%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 4.1%   Tape Value: 5.1%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX22   Tape Value: 7XX/XX23   Variance: 365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.09%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 5.1%   Tape Value: 5.9%   Variance:    Variance %: -0.75%   Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx%   Variance:    Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Valuexx%   Tape Value: xx%   Variance:    Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 322322211000   Tape Value: 232332221100054333333223   Variance:    Variance %:    Comment: Payment history string 32232221100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000112223223   Tape Value: 322333333050001122223232   Variance:    Variance %:    Comment: Payment history string reversed 00112223223.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -1.35%   Comment: Suspense balance per payment history xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Unpaid current principal balance per payment history xx. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator shows moderate due to Bona Fide Discount Points Test failed."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of North Carolina. The following state disclosures are missing from the loan file.
Amortization Schedule Disclosure.
Credit Property Insurance Disclosure.
Fee Agreement.
Priority of Security Instrument Disclosure.
Attorney Selection Disclosure."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the bona fide discount points test. (NC §24-1.1A (c)(1)(b))
																																																																																								The loan is a first lien mortgage and has a principal amount that is greater than or equal to xxx00 and charges discount points that are not paid for the purpose of reducing, and do not in fact result in a bona fide reduction of the interest rate. Points are treated as paid for the purpose of reducing, and in fact result in a bona fide reduction of the interest rate, if they are marked as "Bona Fide - State.""	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25917548	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$11,962.22	8XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.186%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX16	$404,560.61	$52,471.85	4.000%	xx	XX/XX/XX16	Financial Hardship	xx Annual county taxes for the year of 2015, 2016 and 2017 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	According to the review of payment history as of 9XX/XX18, the borrower is delinquent for 4 months. The next payment due date is for 5XX/XX18. The last payment was received in the amount of xx, with rate of interest 4.000% which was applied for 4XX/XX18. The UPB reflected is in the amount of xx. The Current P&I xx and PITI is xx. The borrower is making payment as per modification, which was made on xx. The loan has been modified twice since origination.	Collections Comments:As per the review of servicing comments the loan is currently in collections. The loan is due for 5XX/XX18. The last payment was received in the amount of xx, with rate of interest 4.000% which was applied for 4XX/XX18. The UPB reflected is in the amount of xx. The Current P&I xx and PITI is xx. The borrower is making payment as per modification, which was made on xx. The loan has been modified twice since origination. As per the servicing comments, the reason for default is unavailable, the borrower wants to keep the property and borrower is willing to pay the loan. The foreclosure was initiated and file was referred to attorney on xx. As per updated title the borrower has complaint filed on xx with case number xx. The foreclosure was put on hold due to loss mitigation plan.
Foreclosure Comments:The foreclosure was initiated and file was referred to attorney on xx.  As per updated title the borrower has complaint filed on XX/XX/XX14  with case number xx. The foreclosure was put on hold due to loss mitigation plan.
Bankruptcy Comments:Not Applicable	This modification agreement was done between the borrowers xx. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xxx4,560.61. The interest bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount. First Payment had begun on 5XX/XX16 and borrower promises to pay xx monthly with a modified interest rate of 4.000% with a maturity date will be 6XX/XX37.

Title Policy Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: The foreclosure was initiated and file was referred to attorney on xx. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: As per modification deferred amount is xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: As per the payment history, deferred amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the Note is Fixed rate, the Negative Amortization is Not Applicable   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: xx   Variance:    Variance %: -xx%   Comment: CLTV ration is xxx%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Valuexx%   Tape Value: xxx%   Variance:    Variance %: -0.00%   Comment: An Appraisal report, Original standard LTV (OLTV) isxxx%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 412344122344   Tape Value: 433212110000001111211110   Variance:    Variance %:    Comment: As per the payment history string as 441234412234.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443221443214   Tape Value: 011112111000000011232334   Variance:    Variance %:    Comment: As per the payment history string reversed as 432214432144.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx  Variance:    Variance %:    Comment: As per Note document property Address street xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX35   Tape Value: XXX/XX54   Variance: 6790 (Days)   Variance %:    Comment: As per the modification document the maturity date will bexx.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file however title commitment is available in the loan file."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: Loan Data : xx Comparison Data: xx Variance: -xx, This loan failed the TILA finance charge test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow account  disclosure is missing in the given loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Illinois state. The below Required State disclosures are missing in the given loan file.
1.IL Collateral Protection Insurance Notice
2.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing in the given loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The compliance ease risk indicator is moderate due to TILA Finance Charge Test failed."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64788395	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,227.84	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.640%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$47,277.02	$4,229.45	4.125%	xx	XX/XX/XX17	Financial Hardship	xx
The first installment combined taxes of 2019 have been paid in the amount of xx. 2019 Combined second installment taxes are due in the amount of xx for the due date XX/XX/xx18.
No delinquent taxes have been found for the prior year.
The review of payment history shows that the borrower is delinquent for 2 months and next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due dateXX/XX/XX18. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX18. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in the collection. The review of payment history shows that the borrower is delinquent for 2 months and next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due dateXX/XX/XX18. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX18. The borrower has been making the payments as per the modification agreement.
The step loan modification agreement was made onXX/XX/XX17 between borrower xx.
The borrower had filed bankruptcy under chapter 07 with the case #xx onXX/XX/XX12. According to the reaffirmation agreement dated xx. The case was discharged on xx. Did not see any comments reflecting cram down.
A review of collection comment shows no indication of post closing foreclosure activity.
The reason for default is excessive obligations.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter 07 with the case xx. The Voluntary Petition, Schedule-D shows the amount of xxx50 as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down.

The step loan modification agreement was made onXX/XX/XX17 between borrower xxThe borrower promises to make a monthly payment of xx with the rate of interest of 4.125% for 60 months, then xx with the rate of interest of 5.125% for 12 months, then xx with the rate of interest of 6.125% for 12 months and xx with the rate of interest of 6.840% for 396 months, till maturity dateXX/XX/XX57. The deferred balance amount is xx and interest-bearing amount is xx. The New Principal Balance stated in the modification is xx.	Missing Dicsloures Missing Required State Disclosures Credit Application Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Current Legal Status Loan Value: Collections Tape Value: Collections, 60-119 Days |---| |----| Comment: Current legal status is Collection. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.26%   Comment: Deferred balance amount is xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.26%   Comment: Deferred balance amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance is xx Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value:XX/XX/XX17   Tape Value:XX/XX/XX22   Variance: 1795 (Days)   Variance %:    Comment: Mod step 1 date isXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.12%   Comment: Mod step P&I is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 4.1%   Tape Value: 5.1%   Variance:    Variance %: -1.00%   Comment: Mod step 1 rate is 4.125%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value:XX/XX/XX22   Tape Value:XX/XX/XX23   Variance: 334 (Days)   Variance %:    Comment: Mod step 2 date isXX/XX/XX22.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.11%   Comment: Mod step 2 P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 5.1%   Tape Value: 6.1%   Variance:    Variance %: -1.00%   Comment: Mod step 2 rate is 5.125%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value:XX/XX/XX23   Tape Value:XX/XX/XX24   Variance: 335 (Days)   Variance %:    Comment: Mod step 3 dateXX/XX/XX23.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.08%   Comment: Mod step 3 P&I is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 6.1%   Tape Value: 6.8%   Variance:    Variance %: -0.71%   Comment: Mod step 3 rate is 6.125%.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321110000000   Tape Value: 221110000000007665433232   Variance:    Variance %:    Comment: The payment history string is 000000011123.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000011123   Tape Value: 232334566000000000011122   Variance:    Variance %:    Comment: The payment history string reversed is 000000011123.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per HUD-1, the purpose of transaction is refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:xx  Tape Value: xx   Variance: -18 (Days)   Variance %:    Comment: Stated maturity date isXX/XX/XX57.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Single Family   Tape Value: PUD   Variance:    Variance %:    Comment: Subject property type is Single family.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx4   Variance: xx   Variance %: 2.81%   Comment: Suspense balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 2) "Voluntary Petition, Schedule-D shows the amount of xxx50 as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1. Affidavit of Consideration,
2. Affidavit of Disbursement,
3. First Time Buyers Affidavit,
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure,
5. Balloon Payment,
6. No Escrow Account,
7. Mandatory Binding Arbitration Disclosures"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is Moderate due to TILA failed for Finance Charge Test, Rescission Finance Charge Test and APR Test."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test failed due to Finance Charge Test. As per loan data Finance Charge is xx. However, comparison data is xx and variance is -xx.
XXX TILA Test failed due to Foreclosure Rescission Finance Charge Test. As per loan data Foreclosure Rescission Finance Charge is xx. However, comparison data is xx and variance is -xx.
XXX TILA Test failed due to APR Test. As per loan data APR is 7.090%. However, comparison data is 8.714% and variance is -1.624%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75264882	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$454.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	13.640%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	$38,281.32	Not Applicable	5.250%	xx	XX/XX/XX12	Financial Hardship	xx There is civil judgment against the third party in the favor of xx. Combined annual taxes of 2017 have been paid off in the amount of xx.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 3 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modifiedxx. However, the doc locator xx) reflects that rate has been modified and borrower making the payment as per the terms were adjusted by SCRA provisions which start from due date XX/XX/XX with rate 6% and P&I is xx.
Collections Comments:Review of collection comment stated that the there is no damage and no repair found. The subject property is occupied by owner. Latest BPO reprot not available.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 3 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified 1XXX/XX12. However, the doc locator (xx) reflects that rate has been modified and borrower making the payment as per the terms were adjusted by SCRA provisions which start from due date XX/XX/XX with rate 6% and P&I is xxBorrower “xx” filed Bankruptcy under the xx case#xx. No further information about BK.

FC file not filed yet.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower “xx.
Bankruptcy was discharged on xx. No further information about BK.
This is conventional fixed rate mortgage with P&I of xx with the rate of interest 13.64% and a maturity date ofXX/XX/XX31. The prior payment history and document xx show that loan had modified on an effective date XX/XX/XX12 and maturity date is XX/XX/XX31 with modified rate 5.25% and P&I is xx. However, the modification document is missing from loan file.
However, the doc locator (xx.  reflects that rate has been modified and borrower making the payment as per the terms were adjusted by SCRA provisions which start from due date XX/XX/XX with rate 6% and P&I is xx
Final Truth in Lending Discl. Right of Rescission Modification Credit Application Notice of Servicing Transfer Affiliated Business Disclosure Mortgage Insurance HUD-1 Closing Statement	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -2.00% Comment: Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx  Variance:    Variance %:    Comment: Doc date of Last Modification is Unavailable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization is Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mod Step indicator is Unavailable.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: 0.00%   Comment: Original CLTV ratio percent is 105.633%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 106%   Tape Value: 106%   Variance:    Variance %: 0.00%   Comment: Original Standard LTV(OLTV) is xx%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443332100   Tape Value: 322222100000000102111111   Variance:    Variance %:    Comment: payment History String is 333344mmmmmm.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001233344444   Tape Value: 111111201000000001222223   Variance:    Variance %:    Comment: Payment History String reversed is mmmmmmm44333333.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: xx   Tape Value: 7XX/XX31   Variance: -29 (Days)   Variance %:    Comment: Stated Maturity date is unavailable.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Unpaid Current Principal balance (USB) per payment History xx. Tape Source: Initial Tape Type:	D	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx with the rate of interest 13.64% and a maturity date ofXX/XX/XX31. The prior payment history and document (Sxx) show that loan had modified on an effective datexx and maturity date isxx with modified rate 5.25% and P&I is xx. However, the modification document is missing from loan file."	* Issue with the legal description or recorded instrument (Lvl 3) "The warranty deed recorded on XX/XX/XX91 has the descriptive legal description with “xx” however, the subject mortgage recorded on XX/XX/XX01 has the descriptive legal description same as vesting deed recorded on XX/XX/XX91 except “xx”. It looks like a xx error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument. The deed recorded on XX/XX/XX17 has the legal same as legal on recorded mortgage."
* Deceased Borrower(s) (Lvl 3)     "According to the latest collection comment dated XX/XX/XX18 show the subject borrower was deceased however; certificate of death is not available in loan file."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And there are no estimated HUD-1 / Itemization of fees available in file."	* LTV or CLTV exceeds 104% (Lvl 2) "According to the appraised value of the subject property is xx, which is less than that of loan amount of xx. Therefore LTV exceeds xx%."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment is complete; but there is gap between “xx
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per updated title report dated XX/XX/XX18, mortgage was originated in year 2001 recorded on XX/XX/XX01; however, at time of loan origination subject property ownership is with “xx and subject property conveyed from Quitclaim deed to the third party “xx										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48875129	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,188.66	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	49.691%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$209,733.70	$26,903.10	5.750%	xx	XX/XX/XX18	Financial Hardship	xx Annual county taxes have been due in the total amount of xx for the year 2019. No delinquent taxes have been found for the prior years.	Review of the payment history provided by xx, from 8XX/XX06 to 9XX/XX18 reveals that borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date 6XX/XX18. The next due date is 6XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.750%.
Currently, borrower is making payments according to Modification agreement was made between Borrower  xx.   The new modified rate is 5.750 % and borrower promises to pay  P&I in the amount of  xx beginning 1XXX/XX16 . The new principal balance is xx . The maturity date isxx.
Collections Comments:Review as per servicing comments dated from 5XX/XX16 to 9XX/XX18 state that the borrower has been delinquent for 3 months currently and the payment is due from 6XX/XX18 as the borrower is not paying the P&I regularly. The last payment was received on 9XX/XX18 in the amount of xx. The payment history states that the current UPB is xx. Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
No further information is available to understand the current status of foreclosure process.
No BK was filed by the borrower till date.
There is a HOA/COA Lien against subject property in the amount of  xx held by xx  which was recorded on XX/XX/XX15. The subject property is located in Maryland  state, which is a super lien state. There is a possibility of foreclosure due to unpaid lien. This can be cure by paid off the lien with delinquent interest and penalties.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender onXX/XX/XX18. The new modified rate is 5.750% and borrower promises to pay P&I in the amount of xx beginning from 9XX/XX18. The new principal balance is xx. The maturity date is 9XX/XX36.
Reason for Modification is Financial Hardship.
Missing Required State Disclosures Modification Mortgage Insurance	Field: Current Legal Status Loan Value: Collections Tape Value: Collections, 60-119 Days |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.78%   Comment: Deferred balance amount is xx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.78%   Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx Tape Value: xx   Variance: -708 (Days)   Variance %:    Comment: Doc date of last modification is xx; tape shows xx   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 37   Variance:    Variance %:    Comment: Interest only term months counts is not applicable; tape shows 37   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative amort potential is not applicable; tape shows no   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321000001244   Tape Value: 321000211100000000000099   Variance:    Variance %:    Comment: Payment history string is 321000012444; tape shows 3210000211110000000099   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 442100000123   Tape Value: 990000000000001112010123   Variance:    Variance %:    Comment: Payment history string reversed is 4421000000123; however tape shows 9900000000111112010123   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: xx Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "There is a HOA/COA Lien against subject property in the amount of xx held by xx xx which was recorded on XX/XX/XX15. The subject property is located in Maryland state, which is a super lien state. There is a possibility of foreclosure due to unpaid lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According updated title report datedXX/XX/XX18, the subject mortgage is at second lien position as there is a HOA/COA Lien against the subject property in the amount of  xx held by xx."
* Loan appears modified. Mod missing or unexecuted (Lvl 3) "Latest Payment made on 6XX/XX18 with the amount of xx and the interest rate of 5.750% which is as per the latest 2018 modification document but it is not executed by the borrower."	* Missing Required State Disclosures (Lvl 2) "Following state disclosures are missing from the loan file
Affidavit of Consideration
Affidavit of Disbursement
First Time Buyers Affidavit
Balloon Payment
No Escrow Account
Mandatory Binding Arbitration Disclosures"
* Not all borrowers signed TIL (Lvl 2)     "Final is not signed by borrower"
* TIL not hand dated (Lvl 2)     "Final is not hand dated by borrower"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Finance Charge Test:: Charged xx  Allowed xx Over By -xx."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Finance Charge Test:: Charged xx  Allowed xx Over By -xx.

This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "LTV is xx% which is greater than xx% hence MI certificate is required; however, it is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84488175	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$6,985.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	xx	XX/XX/XX17	$357,706.03	Not Applicable	3.125%	xx	XX/XX/XX17	Financial Hardship	xx

There is a motion and dexxtion for default judgment against the borrower xx which was recorded on xx
xx
Taxes of year 2018 1st half taxes have been paid off in the amount of xx onXX/XX/XX18.
Taxes of year 2018 2nd half taxes have been due in the amount of xx on due date XX/XX/xx18.
No prior year delinquent taxes have been found.	According to the payment history, the borrower is currently delinquent for 48 days and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 in the total amount of xx which was applied on 4XX/XX18. The UPB reflected in the payment history is xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on 6XX/XX17.	Collections Comments:The subject loan is in collection. Review of the collection comment fromXX/XX/XX18 to 9XX/XX18 states that the Review of the Payment History dated as of 9XX/XX18 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 4 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 3.125%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 6XX/XX17.
No foreclosure activity was found since origination.
The borrower had not filed bankruptcy.
The subject property is occupied by owner and is in good condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on 6XX/XX17 between the borrower xx and the Servicer xx. The modification effective date is 7XX/XX17. According to the modified terms, the new principal balance is xx. The borrower promises to pay xx with the rate of interest 3.125% beginning from 8XX/XX17. The modification contains balloon provision. The new maturity date is 7XX/XX57.	Missing Required State Disclosures Missing Dicsloures Affiliated Business Disclosure	Field: Original CLTV Ratio Percent Loan Value: 90% Tape Value: 70% |---| |----| 20.00% Comment: Original CLTV ratio percent shows that 90.000% Tape Source: Initial Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.47%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144300000   Tape Value: 343210000000009999999999   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432144300000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000003441234 Tape Value: 999999999000000000032343 Variance: Variance %: Comment: The Payment reflects the Payment History String as 000003441234. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report datedXX/XX/XX18, the subject mortgage is at second lien position as there is a notice of claim lien against the subject property in the favor of Shelley Coleman, Finance Director for the Claimant City of Auburn for the amount of xx which was recorded on XX/XX/XX13."
* Title Review shows major title concern (Lvl 4)     "According to the updated title report datedXX/XX/XX18, the subject mortgage is at second lien position as there is a notice of claim lien against the subject property in the favor of Shelley Coleman, Finance Director for the Claimant City of Auburn for the amount of xx which was recorded on XX/XX/XX13.
The subject property is located in Washington; which is a super lien state.
There is a risk of property being foreclosed due above unpaid lien.
This can be cured by paying off the above unpaid lien along with late fees and accrued interest."	* Settlement date is different from note date (Lvl 2) "The loan was originated on XX/XX/XX05 and settled on XX/XX/XX05."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Washington state. The following state disclosures are missing from the loan file.
1. Mortgage Loan Servicing Disclosure
2. Choice of Insurance Notice
3. Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
4. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to updated title report datedXX/XX/XX18, there is a Federal tax lien active against Mehrzad Abazari in the favor of Department of the Treasury-Internal Revenue Service for the amount of xx which was recorded onXX/XX/XX13."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89539839	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Mexico	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,519.49	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	50.920%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$240,161.50	$89,532.19	4.000%	xx	XX/XX/XX17	Financial Hardship	xx
No active judgment or liens are found pending.
As per updated title report, combined taxes for the year of 2017, 1st & 2nd installment was paid in the total amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XXX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referra xx by attorney. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XXX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is XXX/XX18. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx.
Borrower has filed bankruptcy under xx, case # xx.
The reason for default is excessive obligations.
As per servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by filing referral xx.

This loan modification was done on XXX/XX17 between the xx. The amortization type is step and new unpaid Principal balance is xx and lender was agreed to deferred amount other than principal in the amount of xx and modification original rate is 4.000 % and Monthly P&I is xx. The modification payment start date is 4XX/XX17 and new maturity date isxx.	HUD-1 Closing Statement Origination Appraisal Mortgage Insurance Right of Rescission	Field: Deferred Balance Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.01% Comment: The deferred balance amount is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: The deferred balance amount is xx. However the tape shows that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 43   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step. However the tape shows that it is fixed.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: -0.00%   Comment: The original CLTV ratio percent is xx%. However the tape shows that it is xx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: The original CLTV ratio percent is 87.807%. However the tape shows that it is xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321000000   Tape Value: 543210000000000009999999   Variance:    Variance %:    Comment: The pay history string reversal is 44443210000000. However the tape shows that it is 543210000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000123444   Tape Value: 999999900000000000032345   Variance:    Variance %:    Comment: The pay history string reversal is 000000123444. However the tape shows that it is 999999999999.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The purpose of refinance is cash out-other. However the tape shows that it is Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 7xx   Tape Value: xx   Variance: -1 (Days)   Variance %:    Comment: The referral date is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. however, estimated HUD-1 is available in the loan file (xx
* SOL - Statute of Limitations Issue (Lvl 3) "As per servicing comment datedXX/XX/XX16, statute of limitations is initiated on the loan. however, there is no information found that matter is resolved or not."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the RESPA "Title Services and Lender Title Insurance" (1101) validation test.
The loan provides a value of xx for "Title Services and Lender Title Insurance." However, the sum of all component fees, xx, does not equal the value entered for "Title Services and Lender Title Insurance." There is a difference of xx.
If any "Title Services and Lender Title Insurance" component fees are provided to ComplianceAnalyzer, then all component fees that contribute to the total "Title Services and Lender Title Insurance" should be provided and their sum must reflect the total "Title Services and Lender Title Insurance." This is necessary in order to correctly calculate the loan finance charge and
APR."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the RESPA "Title Services and Lenders Title Insurance" (1101) validation test."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."		Moderate	Pass	Pass	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52283442	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,231.68	9XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.630%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	xx	XX/XX/XX17	$360,996.17	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	xx. There are no active judgments against the borrower. The 2015-2016, 2016-2017, 2017-2018 county installment taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 8XX/XX18. The next due date is 9XX/XX18. The latest payment history reflect the UPB in the amount of xx. The borrower is making payments as per the modification “xx	Collections Comments:As per collection comments review, the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 8XX/XX18. The next due date is 9XX/XX18. The latest payment history reflect the UPB in the amount of xx. The borrower is making payments as per the modification “xx
According to the mod made on 6XX/XX17 the borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.500 % with P&I xx with Fixed amortized type and the first payment had begun from 7XX/XX17 and ends with the maturity date of 6XX/XX57.
The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX15 and the complaint was filed on XXX/XX16; however, the foreclosure was put on hold due to modification datedXX/XX/XX17. No further details have been found regarding foreclosure.
As per collection comments the property occupancy and condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX15 and the complaint was filed on XXX/XX16; however, the foreclosure was put on hold due to modification datedXX/XX/XX17. No further details have been found regarding foreclosure.
Bankruptcy Comments:Not Applicable	Since origination the loan was modified 2 times. First mod was made on XXX/XX14 located at “xx
The latest Loan Modification agreement was made on an effective date of xx between “xx
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.500 % with P&I xx with Fixed amortized type and the first payment had begun from 7XX/XX17 and ends with the maturity date of xx.
Notice of Servicing Transfer Loan Program Info Disclosure Missing Required State Disclosures Credit Application	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: M |---| |----| Comment: The Note reflects the Borrower's Middle Name as xx Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: xx   Tape Value: E   Variance:    Variance %:    Comment: The Note reflects the Co-Borrower's Middle Name as xx   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections, 60-119 Days   Variance:    Variance %:    Comment: As per review, the current leg   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -1.08%   Comment: escrow balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: xx%   Variance:    Variance %: -20.04%   Comment: The loan CLTV at origination wasxx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: -0.00%   Comment: The loan LTV at origination was xx%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012343224110   Tape Value: 433222111100008987654321   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 012343214110.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011422343210   Tape Value: 123456789000001111232334   Variance:    Variance %:    Comment: The Payment History String reversed is 011412343210.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx Variance:    Variance %:    Comment: The Note reflects the Subject Property Address as: xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per review, the purpose of transaction is refinance so sales price is not applicable.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: as per latest payment history the suspense balance is xx Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s)   Loan Value: xx   Tape Value: xx   Variance: xxxx00.00   Variance %: -0.64%   Comment: As per final title policy, the balnace of junior lien is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The UPB reflects in latest payment history is xx. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "The successor and/or assignee clause is missing from the short form title policy."	* Operative index value is unable to confirm (Lvl 2) "The operative index value is unable to determine from the available loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The property is located in CA state, the following required state disclosures are missing from the loan files.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Application Missing (Lvl 2) "The final loan application is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43718772	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,246.04	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.740%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx The annual combined taxes have been paid in the amount of xx for the year 2017. No delinquent taxes have been found for the prior year.	The review of the payment history shows that the borrower has been currently delinquent for 3 months and the next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx which was applied to the due date ofXX/XX/XX18. The UPB stated in the payment history is in the amount of xx. The Current P&I is xx and PITI is xx, with the interest rate of 6.540%. Currently, the borrower has been making the payments as per Note terms.	Collections Comments:The review fo the collection comment shows that the loan is in the collection and the next due date for the payment isXX/XX/XX18. The review of the payment history shows that the borrower has been currently delinquent for 3 months and the next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx which was applied to the due date ofXX/XX/XX18. The UPB stated in the payment history is in the amount of xx. The Current P&I is xx and PITI is xx, with the interest rate of 6.540%. Currently, the borrower has been making the payments as per Note terms. The comment datedXX/XX/XX17 reflects that the subject property had damaged due to hurricane including the uprooted trees and fencing of roof. The estimated cost of repairs has not been found. No information pertaining to completion of repairs have been found.The borrower has not yet contacted the insurance carrier. The comment datedXX/XX/XX17 reflects that the reason for default is a curtailment of income. The loan has not been modified since origination. No information pertaining to bankruptcy and foreclosure have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures Credit Application	Field: Current Legal Status Loan Value: Collections Tape Value: Collections, 60-119 Days |---| |----| Comment: The current legal status is collection. However the tape shows that it is collection, 60-119 Days. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value:xx%   Variance:    Variance %: 0.01%   Comment: The original CLTV ratio Percent is xx%. However the tape shows that it is xx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx   Variance:    Variance %: 0.01%   Comment: The original LTV ratio Percent isxx%. However the tape shows that it is xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 312110102121   Tape Value: 210100000210001124323222   Variance:    Variance %:    Comment: The payment history string is 312110102121. However the tape shows that it is 21010000021000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 121201011213   Tape Value: 222323421000012000001012   Variance:    Variance %:    Comment: The payment history string reversal is 121201011213. However the tape shows that it is 22222323421000.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: This is a refinance transaction hence the sales price is not required.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX29 Tape Value: 1XXX/XX29 Variance: 79 (Days) Variance %: Comment: The stated maturity date isXX/XX/XX29. However the tape shows that it is 1XXX/XX29. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The Updated-title report datedXX/XX/XX18 shows that the subject mortgage is on second lien position as there is a municipal lien in the amount of xx in favor of State of Florida xx which was recorded on XX/XX/XX17. The subject mortgage was originated onXX/XX/XX06 in the favor of Beneficial Florida Inc in the amount of xx which was recorded onXX/XX/XX06."
* Title Review shows major title concern (Lvl 4)     "The Updated-title report datedXX/XX/XX18 shows that the subject mortgage was originated onXX/XX/XX06 in the favor of Beneficial Florida Inc in the amount of xx which was recorded onXX/XX/XX06.
There is a municipal lien in the amount of xx in favor of the state of Florida xx which was recorded on XX/XX/XX17. The subject property is located in the state of Florida. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the TILA APR test.
The annual percentage rate (APR) is 8.126%. The disclosed APR of 7.058% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial escrow acct disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the state of Florida. The following state disclosures are missing from the loan file.
1. Anti-Coercion Notice
2.Radon Gas Disclosure
3.Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of Service Providers Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "The comment datedXX/XX/XX17 reflects that the subject property had damaged due to hurricane including the uprooted trees and fencing of roof. The estimated cost of repairs has not been found. No information pertaining to completion of repairs have been found.The borrower has not yet contacted the insurance carrier."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
																																																																																								This loan failed the TILA APR test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98180208	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,041.09	8/XX/XX21	Not Applicable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.190%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There are no judgments and liens found against borrower and subject property.
The 2018 combined 1st installment taxes have been paid the amount of xx.
No prior years delinquent taxes have been found.
According to payment history, the borrower is delinquent for 5 months and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied onXX/XX/XX18. As per payment history tape data, the new UPB is xx and the deferred balance is xx. Currently the payment was done as per the original note. The P&I changed due to Adjustment to contract rate term section from the note.	Collections Comments:The loan is in active foreclosure. As per the collection comment datedXX/XX/XX18, the foreclosure was initiated and was referred to attorney onxx. No further information has been found. No bankruptcy was filed by the borrower. According to payment history, the borrower is delinquent for 5 months and next due forxx. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied onXX/XX/XX18. As per payment history tape data, the new UPB is xx and the deferred balance is xx. Currently the payment was done as per the original note. The P&I changed due to Adjustment to contract rate term section from the note.
As per the collection comment dated XXX/XX18, the reason for default is the borrower's mother pass away in October and he miss payment  and start to make payment in April to catch up.
The subject property is owner occupied with average condition. No damage and repairs are found.

Foreclosure Comments:As per the collection comment datedXX/XX/XX18, the foreclosure was initiated and was referred to attorney on xx. No further information has been found. Currently the loan is in active foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: As per the review of loan file no modification was done. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.30%   Comment: As per the latest payment history the escrow balance is (xx).   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XX/XX/XX06   Tape Value: XX/XX/XX06   Variance: 5 (Days)   Variance %:    Comment: As per the original note the first payment date is XX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx%   Tape Value: xx%   Variance:    Variance %: 0.00%   Comment: As per loan file application reflects original CLTV ratio percent isxx%. However tape data reflectsxx%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: 0.00%   Comment: As per loan file application reflects original standard LTV(CLTV) is xx%. However tape data reflects 42.610%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443210012010   Tape Value: 432102100000004333221103   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 443210012010.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010210012344   Tape Value: 301122333000000001221234   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is 010210012344.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan is refinance case. However the sales price does not required.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX36 Tape Value: 9XX/XX36 Variance: -15 (Days) Variance %: Comment: As per the original note the maturity date isXX/XX/XX36. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) ""Final loan application / 1003 is missing from the loan file.""
* Missing Required State Disclosures (Lvl 2)     "The property is located in the Michigan (MI) state.
The below disclosures are missing from the loan file.
1.MI Borrower's Bill of Rights
2.MI Consumer Caution and Homeownership Counseling Notice
3.Choice of Insurance Agent"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan is failed TILA Finance Charge Test, TILA Foreclosure Rescission Finance Charge Test, TILA APR Test, TILA Right of Rescission Test"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan is failed TILA Finance Charge Test: Fail, Loan Data:xx  Comparison Data:xx,  Variance:-xx
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test:Loan Data:xx  Comparison Data:xx,  Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

TILA APR Test:Loan Data:7.359% Comparison Data:8.533%  Variance-1.174%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 8.533%. The disclosed APR of 7.359% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

TILA Right of Rescission Test:FAIL
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21023241	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$515.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	108.071%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The chain of the assignment is completed.
There are no active judgments and liens are found.
The 2017 annual taxes are paid in the amount ofxx.
No previous year delinquent taxes have been found pending.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 7.875% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.	Collections Comments:Collection comments available from XX/XX/XX18 till XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 7.875% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.
The loan has not been modified since origination.
No foreclosure was been initiated in the loan file.
The borrower has not yet filed bankruptcy.
The loan is currently under collections.
The subject property is owner occupied with no visible damages or repairs.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure Mortgage Insurance Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 6.0% Tape Value: 600% |---| |----| -594.00% Comment: The Note reflects the ARM Index Margin Percent as 6.00%. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: There is no any modification in the file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: As per Appraisal report Original Appraised Value is xx Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 202101012M11   Tape Value: 211011221110001011132102   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 102101012M11.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 11M210101202   Tape Value: 201231110000011122110112   Variance:    Variance %:    Comment: The Payment History String reversed is 11M210100201.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx  Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent Loan Value: 1.0% Tape Value: 3.0% Variance: Variance %: -2.00% Comment: As per note Rate Adjustment Subsequent Cap Percent 1.00%. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX18 till XX/XX/XX18; however as we require latest 24 months collection comments. Comment history is missing from XX/XX/XX16 till XX/XX/XX17."	* TIL not hand dated (Lvl 2) "TIL is not hand dated by the borrower."
* DTI > 60% (Lvl 2)     "According to final application the total monthly income of the borrower is in the amount of xx and the total monthly expenses are in the amount of xx hence, DTI is exceeding 60%."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx% which is greater thanxx%, hence MI certificate is required; however, it is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73093372	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$297.49	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.630%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active judgments or liens have been found. Property taxes for the year 2018 have been due in the amount of xx on XX/XX/xx18. No prior year’s delinquent taxes have been found.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 4 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination. Borrower making the payment as per payment reduction rider rate 9.630% and P&I xx.
Collections Comments:
Available servicing comment shows that the subject property is owner occupied and is in avarage condition. No damages have been observed.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 4 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination. Borrower making the payment as per payment reduction rider rate 9.630% and P&I xx.

This is conventional type loan with fixed rate 10.63% and P&I xx. However, borrower making the payment as per the reduction rider doc locator (xx) with rate 9.63% ( lender agrees to reduce the interest rate to 9.63%  if borrower shows “Good payment  history”).

The reason for default is medical issues with borrower; however, the intention is to keep the property.
 No activity pertaining to foreclosure has been found.
No open bankruptcy for the borrower has been found.
According to BPO report dated XX/XX/XX18, the subject appears to be in average condition from the exterior and was occupied by an owner.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	HUD-1 Closing Statement Right of Rescission Credit Application Origination Appraisal Affiliated Business Disclosure	Field: Neg. Amort Potential? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value:xx%   Variance:    Variance %: -0.00%   Comment: Original CLTV ratio % is xx%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: Original Standard LTV is xx%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321000000mmm   Tape Value: 321000000000000000000000   Variance:    Variance %:    Comment: As per payment history, the reversed payment string is 321000000xx;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmm000000123   Tape Value: 000000000000000000010123   Variance:    Variance %:    Comment: As per payment history, the reversed payment string is mmm000000123.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Unavailable.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX37   Tape Value: 7XX/XX37   Variance: -14 (Days)   Variance %:    Comment: As per original note, the stated maturity date isXX/XX/XX37;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History Loan Value: xx Tape Value: xxx Variance: xx Variance %: Comment: suspense balance per payment history (xx Tape Source: Initial Tape Type:	D	* Payment History is not Complete (Lvl 3) "Prior payment history is available in the file from XX/XX/XX17 to XX/XX/XX18 and XX/XX/XX18 to XX/XX/XX18. However, we require latest 12 months payment history; the latest payment history is missing from XX/XX/XX18 to 07XX/XX18."
* Comment history is incomplete (Lvl 3)     "Servicing comments are available in the file from XX/XX/XX17  till XX/XX/XX18 however, we require latest 24 months comments history; Servicing comments are missing from 1XXX/XX16 to XX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And there are no estimated HUD-1 / Itemization of fees available in file."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 /application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report at the time of loan origination is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business agreement disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42265412	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,361.84	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.201%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active liens and judgment has been found on updated title report. 1st installment of 2018 years combined property tax was paid on XX/XX/XX18 in the amount of 2,180.92 and 2nd installment of year 2018 combined property tax is due on XX/XX/xx18 in the amount of xx.	Review of the payment history provided fromXX/XX/XX17 to 9XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 4XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.875%. Borrower is currently making the payment according to the Note terms.	Collections Comments:The subject loan is in collection, 60-119 Days. Review of the collection comments from 9XX/XX17 to 9XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 4XX/XX18 which was applied for the due date of 4XX/XX18. The next due date is 5XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.875%. Borrower is currently making the payment according to the Note terms.
Modification agreement was made in 2010 but borrower is making payment according to Note. Due to incomplete comments it is unable to verify whether this modification has been denied or not.
Review of the collection comment fromXX/XX/XX17 to 9XX/XX18 states that the foreclosure is recently initiated in the loan. Last comment dated 9xx states that the foreclosure file was referred to attorney onxx. There is no more information to know the current status of foreclosure.
As per the collection comment datedXX/XX/XX17, Subject property had damage due to wind/Hail and loss amount was xx. The Final draw loss draft from the xx in the amount of xx payable to xxand the document was located at "Ixx " from the loan files. As per comment datedXX/XX/XX17 states that the check amount is xx check date wasXX/XX/XX17. As per comment dated XX/XX/XX17, final inspection result received on XX/XX/XX17 which states that the all repairs have been completed. There is no information regarding Current occupancy in the collection comments nor latest BPO is available in the loan file.
Foreclosure Comments:Review of the collection comment fromXX/XX/XX17 to 9XX/XX18 states that the foreclosure is recently initiated in the loan. Last comment dated 9XX/XX18 states that the foreclosure file was referred to attorney on xx There is no more information to know the current status of foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Currently in foreclosure? is Yes however tape data shows No. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value:xx%   Tape Value: xx%   Variance:    Variance %: -0.00%   Comment: As per loan file application reflects original CLTV ratio percent is xx%. However tape data reflects 79.130%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value: 8XX/XX07   Variance: 2 (Days)   Variance %:    Comment: As per the original note the note date isXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx%   Tape Value:xx%   Variance:    Variance %: -0.00%   Comment: As per loan file application reflects original standard LTV(CLTV) isxx%. However tape data reflects 79.130%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 43210000000M   Tape Value: 321000000000000000000000   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 43210000000M.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: M00000001234   Tape Value: 000000000000000000010123   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is M00000001234.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Lower rate or term Variance: Variance %: Comment: As per the application the purpose of refinance is cash out. Tape Source: Initial Tape Type:	B	* Excessive Property Damage Noted (Lvl 3) "As per the collection comment datedXX/XX/XX17, Subject property had damage due to wind/Hail and loss amount was xx. The Final draw loss draft from the xx in the amount of xx payable to xx and the document was located at "xx" from the loan files. As per comment datedXX/XX/XX17 states that the check amount is xx check date wasXX/XX/XX17. As per comment dated XX/XX/XX17, final inspection result received on XX/XX/XX17 which states that the all repairs have been completed."
* Comment history is incomplete (Lvl 3) "Comment history is available in the file fromXX/XX/XX17 to 9XX/XX18; however, we require latest 24 months comment history; Comment history is missing from 1XXX/XX16 toXX/XX/XX17"	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Variation in Parcel number(APN#) (Lvl 2)     "There is a discrepancy in Parcel Number between Subject Mortgages which was recorded on xx. Mortgage shows parcel number as "xx" but Tax Card shows parcel number as "xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file.
1.MN Notice of Right to Discontinue Escrow
2.Interest Rate or Discount Point Agreement
3.Conditional Qualification/Approval Disclosure
																																																																																								4.Insurance Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$10,001.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76444916	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,981.53	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.044%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$113,672.19	$2,964.85	5.570%	xx	XX/XX/XX10	Financial Hardship	xx No active judgments or liens have been found against the borrower. The 2017-2018 combined annual taxes are paid in the amount of xx, with no prior delinquency.	According to the payment history as of dated XX/XX/XX18, reveals that the loan is in delinquency is for 2 months. The next due date for the payment is XX/XX/XX18. The last payment of XX/XX/XX18 was received in the amount of xx with the interest rate of 5.568%.. According to the payment history the current unpaid principal balance is being reflected in the amount of xx. The borrower has made last payment as per the modification made on XXX/XX10.	Collections Comments:The current status of the loan is in the collection. Provided servicing comments dated from XX/XX/XX17 to XX/XX/XX18 reveal that the loan is in delinquency for 2 months. The next due date for the payment is XX/XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XX/XX/XX18 was received in the amount of xx.
The servicing comments and latest BPO report state that the subject property is owner-occupied with no visible damages or repairs. It is in average condition.
The servicing comments are only available from XX/XX/XX17 to XX/XX/XX18 but we required 24 of comment history. However, the servicing comments are missing from XX/XX/XX16 to XX/XX/XX17 in the loan file.
The reason for default of borrower is unemployment or decreased income. The loan was modified twice since origination. The loan was made effective on XX/XX/XX06. The borrower promise to pay the unpaid principal balance of xx with interest rate of 10.0440% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX06 and ends with the maturity date of XX/XX/XX36.
No comments regarding the foreclosure have been found.
The Debtor xx has filed bankruptcy under xx plan with c xx and it was recorded on XX/XX/XX14. The debtor was discharged from this case in xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx.	Loan Modification agreement was made between borrowers xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 5.57% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX10 and ends with the maturity date of XX/XX/XX39.
The borrower had also promise to pay the deferred balance in the amount of xx. The unpaid principal balance that has been amortized is xx as an interest bearing amount.
Credit Application	Field: Neg. Amort Potential? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The Neg. Amort Potential is not applicable. However, the tape data shows that NO. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: 0.00%   Comment: The original CLTV Ratio percent is 95.054%. However, the tape data shows that 95.050%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx%   Tape Value: xx%   Variance:    Variance %: 0.00%   Comment: The standard LTV (OLTV) is xx%. However, the tape data shows that xx%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321334100000   Tape Value: 221100000000000000000000   Variance:    Variance %:    Comment: The payment history string is 22110000000000000000000000000. However, the tape data shpws that 321334100000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001433123   Tape Value: 000000000000000000011122   Variance:    Variance %:    Comment: The payment history string reversed is 000001433123.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX39 Tape Value: 7XX/XX39 Variance: -12 (Days) Variance %: Comment: The Maturity data is XX/XX/XX39. However, the tape data shows that XX/XX/XX09. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are only available from XX/XX/XX17 to XX/XX/XX18 as we required 24 months of servicing comment history. However, the servicing comments is missing from XX/XX/XX16 to XX/XX/XX17 in the loan file."
* Issue with the legal description or recorded instrument (Lvl 3)     "Legal Description mentioned on Deed is not matching with legal description mentioned on recorded mortgage and final TPOL.
A part of Legal mentioned on deed dated XX/XX/XX94 and recorded on XX/XX/XX94 is," of part of original xx” This part of Legal is not available on Mortgage recorded on XX/XX/XX06 and TPOL dated XX/XX/XX06."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* Title Review shows break in assignment  (Lvl 2)     "Updated title report datedXX/XX/XX18 shows there is break in assignment form “xx
																																																																																								* Application Missing (Lvl 2) "The final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65432265	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$8,247.79	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$56,094.67	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	xx There are two junior civil judgments against the borrower xx for the amount of xx and xx which was recorded onXX/XX/XX07 andXX/XX/xx13. Taxes are to follow.	According to the payment history as of XX/XX/XX18, the borrower is making regular payments and next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17.	Collections Comments:The borrower is making regular payments and next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between the borrower xxccording to the modified terms, the new principal balance is xx. The borrower promises to pay xx with the rate of interest 4.125% beginning from 1XXX/XX17 till the maturity date 1XXX/XX57.
As per the lis pendence attached with the updated title located at “xx”,xx . As per the final report, the amount of xx is paid by the debtor. The case was dismissed onxx.
According to the servicing comment dated XXX/XX15, the borrower stating that the subject property was damaged due to mold and the insurance company did not cover the cost.
No details were found regarding the insurance claim. Details regarding repairs are unavailable.
Unable to determine the current condition and occupancy of the subject property as the BPO report is not available in the loan file.
Foreclosure Comments:As per the lis pendence attached with the updated title located at “xxhe further foreclosure was put on hold as xx
Bankruptcy Comment xx.	The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between the borrower xx and the lender xx
The borrower promises to pay xx with the rate of interest 4.125% beginning from 1XXX/XX17 till the maturity date 1XXX/XX57.	Credit Application
Right of Rescission
HUD-1 Closing Statement
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Notice of Servicing Transfer
Final Truth in Lending Discl.	Field: Age of Loan Loan Value: 323 Tape Value: 324 |---| -1 |----| -0.00% Comment: Age of loan is 323, tape shows 324 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is yes; however tape shows no   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the lis pendence attached with the updated title located at “Ln#24205 xx, xx had filed foreclosure complaint against the borrower on XXX/XX06 with the case# F-4037-06.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 795   Variance: -315   Variance %: -0.40%   Comment: Modification stated term is 480; however tape shows 795   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative amort potential is not applicable, tape shows no   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Original stated PI is xx, tape shows xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000000000m   Tape Value: 00000000055543222111000   Variance:    Variance %:    Comment: payment history string is 0000000000m, tape shows 000000555443332111000   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: m00000000000   Tape Value: 00011122254555000000000'   Variance:    Variance %:    Comment: Payment history string reversed is m00000000000, tape shows 00011122225554400000   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: xx Street; however, tape shows xx   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: Sxx TWP   Tape Value: xx  Variance:    Variance %:    Comment: Property city is Saddle Brook TWP, tape showsxx   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: 07662   Tape Value: 07663   Variance:    Variance %:    Comment: Property postal code is 07662, tape shows 07663   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 7XX/XX21 Variance: -13241 (Days) Variance %: Comment: Stated maturity date is 1XXX/XX57, tape shows 7XX/XX21 Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Lost Note Affidavit (Lvl 3) "The lost note affidavit has been found in the loan file located at xx”, which states that the original note has been misplaced or destroyed. However, the duplicate copy of note is available in the loan file."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated 1XXX/XX18, the chain of the assignment has been completed. The last assignment was done from xx
* Property Damage (Lvl 2)     "According to the servicing comment dated XXX/XX15, the borrower stating that the subject property was damaged due to mold and the insurance company did not cover the cost.
No details were found regarding the insurance claim. Details regarding repairs are unavailable.
Unable to determine the current condition of the subject property as the BPO report is not available in the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure Document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey State. The following required state disclosures are missing from the loan file.
1. NJ Application Disclosure
2. Delivery Fee Authorization
3. NJ Attorney Disclosure
4. Unacceptability of Insurance Notice
5. Attorney Disclosure II
6. Tax Bill Information
7. Private Well Testing
8. Lock-In Agreement
9. Commitment Disclosures
10. Choice of Insurer Disclosure
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43969017	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,759.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.395%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active liens and judgments have been found against the borrower. The annual combined taxes in 2018-2019 are due on XX/XX/xx19 in the amount of xx and no prior delinquency found.	According to the latest payment history as of datedXX/XX/XX18, the borrower is with the loan and the next due date for the payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 8XX/XX18. The current UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the Note term.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 8XX/XX18. The current UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the Note term.
Recent comments do not validate any reason for default.
The loan has not been modified since origination.
No evidence has been found in the latest 12 months’ servicing comments regarding the foreclosure.
The borrower xxad filed the bankruptcy xx with the case #xx
The latest comments datedXX/XX/XX11 tillXX/XX/XX18 do not show any occupancy information.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy xx with the case #xx.
Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures Missing Dicsloures	Field: Age of Loan Loan Value: 284 Tape Value: 285 |---| -1 |----| -0.00% Comment: As per the original note the age of loan is 284 however tape reflects as 285 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER the borrower had bankruptcy however tape reflects as no.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value:xx   Tape Value: xxVariance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx  Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000000   Tape Value: 00100000010000100000000   Variance:    Variance %:    Comment: As per the latest PH the PH string is 000100000000 however tape reflects as 00100000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001000   Tape Value: 00000000100001000000100'   Variance:    Variance %:    Comment: As per the latest PH the PH string reversed is 000000001000 however tape reflects as 00100000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 39%   Tape Value: 39%   Variance:    Variance %: 0.86%   Comment: As per final 1003 the post close DTI is 39.395% however tape reflects as 38.50%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Settlement date is different from note date (Lvl 2) "According to the Final HUD-1, the settlement date isXX/XX/XX94; however, the loan origination date isXX/XX/XX94."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in Texas State. The following state disclosures are missing from the loan file:
1. TX Loan Agreement Notice.
2. Commitment Requirement/Anti-Tying.
3. TILA Disclosures in Spanish.
4. Home Equity Consumer Disclosure.
5. Home Equity Loan Interest and Fees Preclosing Disclosure.
6. Home Equity Loan Copies of Documents.
7. Home Equity Loan Rescission Notice.
8. Fair Market Value of Homestead Property Acknowledgment.
9. Home Equity Loan Notice of Address for Borrower Notification of Violation.
10. Choice of Insurance Notice.
11. Collateral Protection Insurance Disclosure.
12. Non-Deposit Investment Product Disclosure Are there any promotional materials?
13. Insurance Solicitation/Post Commitment Requirement.
14. Construction Loan Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34550264	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$54.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.718%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX03	$23,916.64	Not Applicable	8.000%	xx	XX/XX/XX03	Financial Hardship	xx Active Judgments and Liens; 1) There is a Civil Judgment against the borrower of xx The 2017 year and 2018 year annual taxes are exempted. No prior year delinquent taxes are found.	Review of latest payment history as of XX/XX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per modification agreement interest rate and terms.
Collections Comments:The collection comments dated on XX/XX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per modification agreement interest rate and terms.
Foreclosure has not been started by the lender yet.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property. Therefore, no repairs are required.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed Bankruptcy under the xx Case #xx.	Loan Modification agreement was made between xx. The borrower had promised to pay the UPB of xx with interest rate of 8.000% with P&I in the amount of xx.	Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 276 Tape Value: 277 |---| -1 |----| -0.00% Comment: As per note age of loan is 276 months however tape data shows 277 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER borrower filed a bankruptcy however tape data shows no.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx   Variance: 14 (Days)   Variance %:    Comment: As per mod doc date os last modification isxx   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: Central Bank   Tape Value: xx Variance:    Variance %:    Comment: As per note lender name is xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 269   Tape Value: 360   Variance: -91   Variance %: -0.25%   Comment: As per mod stated term is 269 months however tape data shows 360 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000232101000010000   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 00000000232101000010000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00001000010123200000000'   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 00001000010123200000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 40% Tape Value: 31% Variance: Variance %: 8.38% Comment: As per application post close DTI is 39.718% however tape data shows 31.340%. xx	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosures missing from the loan file;
Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
Anti-Tying Disclosure
Financial Institution Choice of Insurance Disclosure"
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 94.877% which is greater than 80.000% hence, MI certificate is required; however, it is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50149462	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,125.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.271%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The school, utilities, and county annual taxes for the year 2017 have been paid in the total amount of xx.
The School annual taxes for the year 2018 were due in the amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is making regular payments and next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has not been modified since origination. The borrower has been making the payments as per the original note terms.
Collections Comments:According to the servicing comments, the loan is in active collections and the next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has not been modified since origination. The borrower has been making the payments as per the original note terms.
As per the comment dated 7XX/XX15, the subject property has repairs. The property was damaged due to hurricane Harvey. No details were found regarding the insurance claim. The details regarding repairs are unavailable.
No foreclosure activity has been found.
xx
The creditorxx.
The latest BPO report is not available in the loan file to determine the current condition of the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx.
Not Applicable	Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 274 Tape Value: 275 |---| -1 |----| -0.00% Comment: as per note age of loan is 274. Tape Source: Initial Tape Type:
xx
Field: Current Legal Status   Loan Value: Collections   Tape Value: Performing   Variance:    Variance %:    Comment: According to the servicing comments, the loan is in active collections.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX25   Variance:    Variance %:    Comment: Loan was not modified.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan was not modified.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Loan was not modified.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000012   Tape Value: 00000004321100000000021   Variance:    Variance %:    Comment: As per payment history string is 210000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000000000   Tape Value: 12000000010112340000000'   Variance:    Variance %:    Comment: As per payment historyreverse string is 000000000012.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 36%   Tape Value: 37%   Variance:    Variance %: -0.35%   Comment: As per application DTI is 36.617%   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: property addres is xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Texas State. The following disclosures are missing from the loan file.
1. TX Loan Agreement Notice
2. Commitment Requirement/Anti-Tying
3. TILA Disclosures in Spanish
4. Home Equity Consumer Disclosure
5. Home Equity Loan Interest and Fees Preclosing Disclosure
6. Home Equity Loan Copies of Documents
7. Home Equity Loan Rescission Notice
8. Fair Market Value of Homestead Property Acknowledgment
9. Home Equity Loan Notice of Address for Borrower Notification of Violation
10. Choice of Insurance Notice
11. Collateral Protection Insurance Disclosure
12. Non-Deposit Investment Product Disclosure Are there any promotional materials?
13. Insurance Solicitation/Post Commitment Requirement"
* MI, FHA or MIC missing and required (Lvl 2)     "This is a conventional loan. The LTV at the origination was 96.634%. The tape data does not reflect MI required. The Final 1003 reflects monthly MI in the amount of xxxx; however, MI certificate is missing in the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated 7XX/XX15, the subject property has repairs. The property was damaged due to hurricane harvey. No details were found regarding the insurance claim. The details regarding repairs are unavailable. The latest BPO report is not available in the loan file to determine the current condition of the subject property."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "An affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73846323	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$7,328.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.385%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx. There is a state tax lien against the borrower in the favor of State of Ohio Department of Taxation in the amount of xx which was recorded onXX/XX/XX14. The annual tax is paid in the amount of xx during the year 2017-2018. No delinquent tax has been found.	The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and next due date is 1XXX/XX18. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has never been modified since origination.	Collections Comments:The review of collection comment dated XX/XX/XX12 stated that subject property is damaged and repair had progressing and ready. No further information about damaged and repaired. Latest BPO report unavailable.

The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and next due date is 1XXX/XX18. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has never been modified since origination.

Borrower “xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xxdebtors shall pay of xx per month for 60 months. This case was discharged on XX/XX/XX09 and got terminated on XX/XX/XX11.

Foreclosure file not yet filed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower “xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx; debtors shall pay of xx per month for 60 months. This case was discharged on xx and got terminated onxx.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 269 Tape Value: 270 |---| -1 |----| -0.00% Comment: As per note, the age of loan reflects 269. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower filed bankruptcy xx on 9XX/XX04.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX26   Variance:    Variance %:    Comment: not applicable.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: not applicable.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000001   Tape Value: 00000000010010000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 100000000001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000001   Tape Value: 00000000001001000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 32%   Tape Value: 33%   Variance:    Variance %: -1.52%   Comment: The Post-Close DTI per 1003 reflects 31.576%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Property address street XXXX Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per the updated title datedXX/XX/XX18 show that chain of assignment is incomplete as there are no assignments were found. The current assignee should be ‘xx
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: FAIL  Loan Data : 0.000%  Comparison data : 7.271%  Variance : -7.271% This loan failed the TILA APR test.  The annual percentage rate (APR) is 7.271%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL  Loan Data : 0.000%  Comparison data : 7.271%  Variance : -7.271%"
* State Tax Judgment (Lvl 2)     "As per the updated title datedXX/XX/XX18, there is a state tax lien against the subject borrower in the favor of 'xx
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Ohio State. The following required state disclosures are missing from the loan file. 1.Equal Credit Availability Notice 2.Insurance Tying Disclosure 3.Non-Deposit Insurance Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50895623	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,412.67	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	53.257%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$104,791.27	Not Applicable	5.000%	xx	XX/XX/XX11	Financial Hardship	xx
There are 2 HOA liens, First HOA lien in favor of xx
There are 3 State tax liens First in favor of   xx
The 2017 annual taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2011 mod terms.	Collections Comments:As per the collection comments, the borrower is currently performing with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. According to the review of PACER report, the borrower xx. The case was discharged on 0xx
No evidence of post-closing foreclosure have been found. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2011 mod terms.
The occupancy is unable to determine. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the review of PACER report, the borrower xx	According to the modification, the loan was modified onXX/XX/XX11 between the borrower xx.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 5.000%, beginning from 8XX/XX11 and the maturity is dated 7XX/XX51.	Notice of Servicing Transfer Missing Required State Disclosures Final Truth in Lending Discl. Affiliated Business Disclosure	Field: Age of Loan Loan Value: 268 Tape Value: 269 |---| -1 |----| -0.00% Comment: As per note the age of loan is 268 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 665   Variance: -185   Variance %: -0.28%   Comment: As per modification document modification Stated term is 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note there is no Neg.Amort Potential available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000100000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000100001000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 00000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 53%   Tape Value: 30%   Variance:    Variance %: 23.15%   Comment: AS per Application document Post-close DTI is 53.257%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:xx Tape Value: XXX/XX26 Variance: -9281 (Days) Variance %: Comment: As per modification the maturity date ixx Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of Service Providers disclosure is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "As per the review of updated title report dated XX/XX/XX18, the chain of the assignment has not been completed. Currently, the mortgage is with xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Service Transfer disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The Disclosure of Additional Fees is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL 0.000% 7.684% -7.684%."
* Active State Tax Lien Judgement. (Lvl 2)     "As per the review of updated title report dated XX/XX/XX18, there are 3 State tax liens First in favor of   xx Georgia (Business License) for the amount of xx which was recorded on XX/XX/XX04, second in favor of xx Georgia (Business License) for the amount of  xxx0 which was recorded on XX/XX/XX05 and the other in favor of xx Georgia (Business License) for the amount of  xxx0 which was recorded on XX/XX/XX06."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 7.684%. The disclosed APR of 0.000% is not considered accurate because it is more than
																																																																																								X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97892686	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$348.37	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Unavailable	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$31,710.09	Not Applicable	8.250%	xx	XX/XX/XX13	Financial Hardship	xx 2018 annual county taxes are due in the amount of xx and city taxes are due in the amount of xx on XX/XX/xx18.
2018 annual county taxes have been paid in the amount of xx on XX/XX/xx17. No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to XX/XX/XX18. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per modification agreement datedXX/XX/XX13 with the interest rate of 8.250 % and P&I of xx.	Collections Comments:The current legal status of the loan is performing and the next due date is XX/XX/XX18. The last payment was received in the amount of xx on XX/XX/XX18 which was applied to XX/XX/XX18. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per modification agreement datedXX/XX/XX13 with the interest rate of 8.250 % and P&I of xx. No foreclosure details were available in the loan file.
The borrower, xx. According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. According to immaterial amendment to xx plan dated xx.

According to comment dated XX/XX/XX17, the subject property was damaged and the check in the amount of xx was issued by xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
According to immaterial amendment to xx plan dated XX/XX/XX15 (xx, the debtor shall pay to the trustee in the amount of in the amount of xx per month for months 1-4, and then xx per month for months 5-60 beginning November 7, 2015over an estimated term of 60 months, with the first payment being due on July 7, 2015, until all payments have been made or until all proposed disbursements have been made.
The total payments for the amount of xx for 58 months with monthly payment of xx per xx.
Estimated arrearage in the amount of xx will be paid  to the creditor, xx.
Loan Modification agreement was made between borrower “xx”, with lender “xx The borrower agree to pay the UPB of xx with interest rate of 8.250 % and P&I of xx with fixed amortized type beginning from first payment date 4XX/XX13 till the maturity date of XXX/XX53. This loan was modified once since the origination.	Origination Appraisal Affiliated Business Disclosure Credit Application Mortgage Insurance Notice of Servicing Transfer Missing Required State Disclosures Final Truth in Lending Discl.	Field: Age of Loan Loan Value: 256 Tape Value: 257 |---| -1 |----| -0.00% Comment: The age of loan is 256. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 673   Variance: -193   Variance %: -0.29%   Comment: As per modification the terms are 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per loan files there is no any mortgage certificate insurance file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note the loan is not a Negam.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: As per appraisal the appraised value is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000012   Tape Value: 00000002345666789999999   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000012. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000000000   Tape Value: 99999998766654320000000'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 210000000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX53 Tape Value: XXX/XX27 Variance: -9525 (Days) Variance %: Comment: As per modification the stated maturity date is XX/XX/XX53.&#xxD; Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "This is a conventional loan. LTV at the origination was 96.966%. Final HUD-1 reflects Monthly MI payment in the amount of xxape data reflects MI coverage percentage as 30.00% and Mi company as xx. However, MI certificate is missing from the loan file."	* XXX TILA Test Failed (Lvl 2) "TILA APR Test: Loan Data : 0.000% Comparison Data :8.250% Variance : -8.250%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 8.250%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "The subject mortgage was originated on XX/XX/XX97 with xx, Inc which was recorded on XX/XX/XX97 with xx. However, the assignment mortgage which was recorded on XX/XX/XX01 reflects incorrect reference to subject mortgage. Assignment refers to xx.
This can be cured by re-recording to the assignment of mortgage with correct mortgage reference"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "According to comment dated XX/XX/XX17, the subject property was damaged and the check in the amount of xx was issued by xx The nature of damage is unable to determine from the collection comment. The comment dated XX/XX/XX17 states that the draw in the amount of xx has been ordered. The comment dated XX/XX/XX18 states that inspection has been performed on XX/XX/XX18 and 100% work has been completed. No further comment has been found in the collection regarding damage. No latest BPO report is available in the loan file."
* Describe the BK payment plan (Lvl 2)     "The borrower, xx
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Louisiana state. The following state disclosures are missing from the loan file:
1.Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2.Anti-Tying Disclosure
3.Financial Institution Choice of Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider Disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78194272	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$335.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.818%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$38,516.51	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	xx No active liens and judgment has been found on updated title report. 2018 year annual county tax was paid on XX/XX/xx19 in the amount of xx.	Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.625%. Borrower is currently making the payment according to the modification terms.	Collections Comments:Thee subject loan is performing. Review of the collection comments from XXX/XX11 toXX/XX/XX18 states that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.625%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case # xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx cas xx.	Loan modification agreement was made between xx. on The new modified rate is 4.625% and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX14. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 5XX/XX54. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Right of Rescission	Field: Age of Loan Loan Value: 253 Tape Value: 254 |---| -1 |----| -0.00% Comment: As per review, the age of loan is 253. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: As per note, the lender name is xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 684   Variance: -204   Variance %: -0.30%   Comment: As per modification agreement review, the stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, the loan amortization type is fixed so the Neg. Amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000010000000   Tape Value: 01000000011211212233322   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00001000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000010000   Tape Value: 22333221221211000001010'   Variance:    Variance %:    Comment: The Payment History String reversed is 00000001000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 31%   Tape Value: 32%   Variance:    Variance %: -0.80%   Comment: As per final 1003, the DTI is 30.818%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address as: XXXX. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX54 Tape Value: 5XX/XX27 Variance: -9862 (Days) Variance %: Comment: As per modification agreement review, the maturity date is 5XX/XX54. &#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "There is an mismatch found in legal description between Deed of Trust which was recorded on XX/XX/XX97 in xx and Warranty Deed which was recorded on XX/XX/XX96 in xx"	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan files."
* Describe the BK payment plan (Lvl 2)     "The borrowers filed bankruptcy under xx plan case#xx
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in TennesseeState. The following required state disclosures are missing from the loan file.
1. Placement of Insurance Disclosure
2. Availability of Title Insurance
3. TN Consent to Disclosure of Insurance Information
4. Choice of Agent/insurer
5. Insurance Solicitation/Post Commitment"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service Transfer Disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan files."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The assignment is not started with the subject lender, “xx"; however, initially, the subject mortgage was assigned from “xx.	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2417644	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,925.29	8XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$53,937.17	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	xx

The chain of the assignment is incomplete.
xx
There is one civil judgment was found against the borrower xx
The judgment was recorded on XX/XX/XX11, in the amount of xx in the favor of xx
The 2017 year's Combined Annual has been paid in the amount of xx, for the due date XX/XX/xx17.
The 2017 year's City Annual has been paid in the amount of xx, for the due date XX/XX/xx17.
No prior year delinquent taxes are found.
According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The next payment due date is for 1XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 4.000%, which was applied for 1XXX/XX18.
The UPB reflected is in the amount of xx.
The Current P&I   xx and PITI is xx.
The borrower is making payment as per modification, which was made on XXX/XX12.
The loan has been modified once since origination.
Collections Comments:As per the review of servicing comments the loan is performing. The loan is due for 1XXX/XX18. The review of financial hardship documents state the borrowers got divorced and intend to keep the property. Borrower has exhibited a willingness to pay the loan.
As per the Notice of Trustee's Sale document located at “1xx.
The case was discharged on XX/XX/XX03 and terminated on xx.
As per servicing comments 8XX/XX12, the subject property was damaged due to hail, storm and lighting on xx.
The borrower has filed insurance with claim amount xx.
The borrower received check in the amount of xx.
Latest BPO also not found. Hence, unable to determine whether the damages have been repaired or not.
As per servicing comments XX/XX/XX13, the property is occupied by the owner.

Foreclosure Comments:As per the Notice of Trustee's Sale document , located at  "xx" in the loan file,  the sale was scheduled on xx. No further information regarding the forecloure is found.
Bankruptcy Comments:The borrowers xx.
The case was discharged on xx.
This modification agreement was done between the borrowers xx on XXX/XX12.
The reason for modification is a financial hardship.
As per the modified terms, new principal balance is xx.
There is no principal forgiven amount. There are 3 rate/payment steps to the modification. Borrower will  pay at the 1st step  xx monthly with a modified interest rate 2.0000% beginning from 1XXX/XX11, 2nd  step is xx monthly with a modified interest rate 3.0000% beginning  1XXX/XX16, 3rd  step is  xx monthly with a modified interest rate 4.000% beginning 1XXX/XX17.
The maturity date will be  xx.
Notice of Servicing Transfer Origination Appraisal Affiliated Business Disclosure HUD-1 Closing Statement Final Truth in Lending Discl. Missing Required State Disclosures Credit Application	Field: Age of Loan Loan Value: 251 Tape Value: 252 |---| -1 |----| -0.00% Comment: As per Note document, age of the loan is 251 months.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrowers xx and xx had filed bankruptcy under xx with case #xx
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the Notice of Trustee's Sale document , located at "xx in the loan file, the sale was scheduled on xx Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization is Step type amortization   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: Triad   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 25%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 473   Tape Value: 646   Variance: -173   Variance %: -0.27%   Comment: As per the modification the Stated terms 473 months.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note document, the not is Fixed Amortized. Hence Neg Amort is Not Applicable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xxx   Variance:    Variance %:    Comment: No apprasal value provided, used loan amount ofr field.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001000000000000000   Variance:    Variance %:    Comment: As per the payment history string as 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000010000000'   Variance:    Variance %:    Comment: As per the payment history string reversed as 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxx4   Variance %: -0.00%   Comment: As per modification, the current principal balance is xx..   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: xx   Variance:    Variance %:    Comment:xx  Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX51 Tape Value: 7XX/XX27 Variance: -8705 (Days) Variance %: Comment: Modification Maturity date will be 5XX/XX51. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The HUD-1 is missing along with Estimated HUD-1 and Itemization documents from the given loan file."
* Comment history is incomplete (Lvl 3)     "Collection comments are available fromXX/XX/XX11 to 7XX/XX18. However, we require latest 24 months collection. Hence, comment history is missing fromXX/XX/XX18 to 9XX/XX18."
* Property Damage (Lvl 3)     "As per servicing comments 8XX/XX12, the subject property was damaged due to hail, storm and lighting on XX/XX/XX12.
The borrower has filed insurance with claim amount xx.
The borrower received check in the amount of xx.
No further details have been found. Latest BPO also not found. Hence, unable to determine whether the damages have been repaired or not.
As per servicing comments XX/XX/XX13, the property is occupied by the owner."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing Transfer document is missing in the given loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing in the given loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
* Title shows an assignment chain break (Lvl 2)     "As per the review of updated title report dated 1XXX/XX18 shows that the chain of the assignment is incomplete.
The latest assignment was from xx to xx
It should assign to xx N.A. which was recorded on XX/XX/XX97."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the given loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Texas  state. The below Required State disclosures are missing in the given loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
																																																																																								* Application Missing (Lvl 2) "The Final 1003, is missing in the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69627884	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$834.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	14.471%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active judgments and liens have been found. The 2017 city and county taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:As per the collection comments, the borrower is currently performing with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18 As per the review of the PACER report, the Borrower xx
No evidence of post-closing foreclosure have been found. The RFD is unable to determine. The loan was never modified since origination and the borrower has been making his payments as per the note terms.
The occupancy is unable to determine. No repairs and damages have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
As per the review of the PACER report, the xx.
Not Applicable	Title Evidence Notice of Servicing Transfer Missing Required State Disclosures	Field: Age of Loan Loan Value: 240 Tape Value: 241 |---| -1 |----| -0.00% Comment: As per the note, the Age of Loan is 240 however the tape data shows it 241. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER report, the borrower had filed Bk. tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX28   Variance:    Variance %:    Comment: The loan was never modified since originator. So no maturity date.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was never modified since originator. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan was never modified since originator.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000110000000010010   Variance:    Variance %:    Comment: As per the payment history, the Payment History string is 000000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 01001000000001100000000'   Variance:    Variance %:    Comment: As per the payment history, the Payment History string reversed is 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 14% Tape Value: 13% Variance: Variance %: 1.25% Comment: As per application, the post close DTI is 14.471%. tape reflects as 13.220%. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing from the loan file. Also is no title commitment or preliminary title policy available in the loan file."	* Title shows an assignment chain break (Lvl 2) "According to a review of the updated title report dated 1XXX/XX18, the chain of assignment has not been completed. Currently, the mortgage is with xx
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Borrower xx
* TIL not hand dated (Lvl 2)     "Final TIL is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     "The borrower had filed bankruptcy under xx with case#0xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing Transfer disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosures is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.Placement of Insurance Disclosure
2.Availability of Title Insurance
3.TN Consent to Disclosure of Insurance Information
4.Choice of Agent/insurer
																																																																																								5.Insurance Solicitation/Post Commitment"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74151857	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$4,714.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.103%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The chain of the assignment has not been provided with the updated title report.
xx
No active liens or judgment found.
2017 Combined Annual taxes had been paid in the amount of xx.
No prior year delinquent taxes had been found.

Review of the payment history for the period from XX/XX/XX15 till XX/XX/XX18 shows borrower is doing his payment actively. The last payment received was in the amount of xx on XX/XX/XX18 for due date XX/XX/XX18. The next due date is XX/XX/XX18.Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.250%.
The borrower has been making payments as per note terms.
Collections Comments:Available servicing comments fromXX/XX/XX11 till XX/XX/XX18 states the loan is in active performing borrower had done his last payment on XX/XX/XX18 for due date XX/XX/XX18.XX/XX/XX18 Collection comment shows the property is occupied by unknown party. Collection comment shows borrower intent to keep the property. XX/XX/XX17 collection comment states borrower two disputes while doing payments. There is no damages found on the subject property and
Foreclosure: There are no evidences of bankruptcy as per the recent servicing comments of 24 months.
Borrower xx.
Review of the payment history for the period from XX/XX/XX15 till XX/XX/XX18 shows borrower is performing. The last payment received was in the amount of xx on XX/XX/XX18 for due date XX/XX/XX18. The next due date is XX/XX/XX18.Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.250%.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 237 Tape Value: 238 |---| -1 |----| -0.00% Comment: According to the tape data Age of loan is 238 and as per the data provided to us it is 237. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Bankruptcy (Post-Loan Origination) is No and as per the data provided to us it is Yes.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Discharged   Variance:    Variance %:    Comment: According to the tape data Current BK Status is Discharged and as per the data provided to us it is Dismissed.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: According to the tape data Mod Maturity Date ixxx and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Mod Step Indicator is No and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: According to the tape data Modification Stated Term is 360 and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Neg. Amort Potential is No and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000121   Tape Value: 00000002111010111111100   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is 0000000211101011111100 and as per the data provided to us it is 000000000121.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 121000000000   Tape Value: 00111111101011120000000'   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is 0011111101011120000000 and as per the data provided to us it is 121000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 29%   Tape Value: 33%   Variance:    Variance %: -3.60%   Comment: According to the tape data Property Post Close DTI per 1003 is 32.700 % and as per the data provided to us it is 29.103%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: According to the tape data Property Address Street is xx. and as per the data provided to us it is xx. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "Bellow disclosures are missing from loan file;
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Require affiliated Business Disclosure is missing from loan file."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by borrowers."
* Property Damage (Lvl 2)     "As per the comment dated XX/XX/XX15, there was potential property damage reported. The nature of damage was due to flood. The Estimated cost of damage is unavailable. The claim was filed with the insurance company with the claim number #1682028   , check date is not available and check the amount of xx per the servicing comments no comments found regarding the repairs were completed. The latest BPO report is not available in the loan file to determine the current condition of the subject property."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Chain of Assignments is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73158053	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,056.00	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Documentation	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx

There are 3 HOA liens active against the property in the favor of xx
• The 1st HOA lien was recorded on XX/XX/XX11 with the amount of xx.
• The 2nd HOA lien was recorded on XX/XX/XX14 with the amount of xx.
• The 3rd HOA lien was recorded on XX/XX/XX18 and the amount is unavailable.

There are 2 Federal Tax liens active in the favor of Department of the Treasury - IRS in the
First which was recorded on XX/XX/XX02 with the amount of xx and the other was recorded on XX/XX/XX08 with the amount of xx.

There are 7 State Tax liens active in the favor of State of Indiana Department of Revenue in the total amount of xx.
• The 1st lien was recorded on XX/XX/XX13 with the amount of xx.00.
• The 2nd lien was recorded on XX/XX/xx16 with the amount of xx.
• The 3rd lien was recorded on XX/XX/XX11 with the amount of xx.
• The 4th lien was recorded on XX/XX/xx12 with the amount of xx.
• The 5th lien was recorded on XX/XX/XX15 with the amount of xx.
• The 6th lien was recorded on XX/XX/XX15 with the amount of xx.
• The 7th lien was recorded on XX/XX/XX18 with the amount of xx

The 2016 1st and 2nd installment taxes have been paid in the amount of xx. 2017 1sta installment taxes have been paid in the amount of xx and 2nd installment taxes have been due in the amount of xx.
No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:As per the collection comments, the borrower is currently performing with the loan and the next payment is due for 1XXX/XX18. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18. According to the review of the PACER report, the borrowers xx had filed for bankruptcy under xx with the case# xx on XX/XX/XX05. The case was discharged on XX/XX/XX06 and terminated on 1XXX/XX06.
The loan was never modified since origination.

The reason for default is a curtailment of an income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.

The foreclosure was initiated in the past. The date file was referred to an attorney and complaint filed is unavailable. The XX/XX/XX12 collection comment states that foreclosure sale was scheduled on XX/XX/XX11. No other foreclosure details have been found from collection comments.
As per the collection comment XX/XX/XX18, the property had a damage. The property needed repairs in the amount of xx. The nature of the damage is unavailable. The insurance claim in the amount of xx was issued by xx. The BPO report is missing to validate any repairs. No comments have been found stating these damages have been repaired.

Foreclosure Comments:The foreclosure was initiated in the past. The date file was referred to an attorney and complaint filed is unavailable. The XX/XX/XX12 collection comment states that foreclosure sale was scheduled on XX/XX/XX11. No other foreclosure details have been found from collection comments.

Bankruptcy Comments:According to the review of the PACER report, the borrowers xx had filed for bankruptcy under xx with the case# xx on XX/XX/XX05. The POC was filed on XX/XX/XX05, the POC amount is xx and the arrearage amount is xx. As per the amended plan, the debtor shall pay the trustee xx for 1 to 3 months, xx for 4 to 60 months under xx. The case was converted to xx on XX/XX/XX06. The case was discharged on XX/XX/XX06 and terminated on 1XXX/XX06.	Not Applicable	Final Truth in Lending Discl. Credit Application Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure Right of Rescission HUD-1 Closing Statement Origination Appraisal Missing Required State Disclosures	Field: Age of Loan Loan Value: 235 Tape Value: 236 |---| -1 |----| -0.00% Comment: Age of Loan is 235.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx.   Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Not Applicable   Tape Value: WILKS   Variance:    Variance %:    Comment: The Note does not reflect the Co-Borrower's Middle Name.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Chapter   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The PACER report reflects the Borrower filed xx on xx. The Bankruptcy was converted to a xx on xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Dismissed   Variance:    Variance %:    Comment: The PACER Report reflects Current Bankruptcy status as Discharged.&#xxD;   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the collection comments the property is Currently in Foreclosure.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX28   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xxx   Variance:    Variance %:    Comment: The Appraisal is missing and appraised value is Unavailable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011010010001   Tape Value: 01100000101111010000110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011011001001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100010010110   Tape Value: 01100001011110100001110'   Variance:    Variance %:    Comment: The Payment History String reversed is 100100110110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Postal Code Loan Value: 46208 Tape Value: 46228 Variance: Variance %: Comment: The Note reflects the Subject Property Postal Code as: 46208. &#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Property Damage (Lvl 3) "As per the collection comment XX/XX/XX18, the property had a damage. The property needed repairs in the amount of xx. The nature of the damage is unavailable. The insurance claim in the amount of xx was issued by xx to xx. The BPO report is missing to validate any repairs. No comments have been found stating these damages have been repaired." * HUD-1 Closing Statement missing or unsigned (Lvl 3) "The Final HUD-1 along with estimated HUD and itemization are missing from the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "The Final TIL is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "There is mismatch with zip code between tax search report and Note. the Note reflects the zip code as "xx", whereas the tax search report reflects zip code as "xx"."
* Application Missing (Lvl 2)     "The Final Application is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the updated title, there are 2 Federal Tax liens active in the favor of Department of the Treasury - IRS in the
First which was recorded on xx with the amount of xx and the other was recorded on xx with the amount of xx.
However, the SSN# is not provided for validity of the liens"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report, there are 7 State Tax liens active in the favor of State of Indiana Department of Revenue in the total amount of xx. The SSN# is not mentioned on the document to validate.
• The 1st lien was recorded on xx with the amount of xx.00.
• The 2nd lien was recorded on xx with the amount of xx.
• The 3rd lien was recorded on xx with the amount of xx.
• The 4th lien was recorded on xx with the amount of xx.
• The 5th lien was recorded on xx with the amount of xx.
• The 6th lien was recorded on xx with the amount of xx.
• The 7th lien was recorded on xx with the amount of xx"
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, the chain of assignment has not been completed. Currently, the mortgage is with xx. which was recorded on XX/XX/XX98. Missing assignment to xx."
* Missing Appraisal (Lvl 2)     "The Appraisal at the time of origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Indiana state. The following state disclosures are missing from the loan file:

1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
																																																																																								3.Insurance Freedom of Choice Disclosure"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$5,459.29	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9122864	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,718.67	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.698%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$55,528.09	Not Applicable	6.875%	xx	XX/XX/XX17	Financial Hardship	xx

There are no active liens and judgments against the borrower.

The 2018 first installment county taxes have been paid in the amount of xx for the due dateXX/XX/XX18.

The 2018 second installment county taxes have been due in the amount of xx for the due date XX/XX/xx18; however, no prior delinquent taxes have been found.

The certificate of complaint for public Nuisance property datedXX/XX/XX06 and recorded on xx.

The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and the next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.
The loan has been modified xx, borrower making the payment as per modification terms.

Collections Comments:Available collection comment stated that property is occupied by owner and no damage visible.
The condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and the next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx.
The loan has been modified xx, borrower making the payment as per modification terms.

Borrower “xx” filed Bankruptcy under the xx case#xx date xx. Voluntary petition file entered on xx. Chapter plan 13 was filed on xx, amended chapter filed on XX/XX/XX02. The bankruptcy case was discharged on xx and got terminated on xx. However, there is only access to the case summary and the access to the other documents has been denied. So further information pertaining to the bankruptcy has not been found.

The foreclosure activity has not been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx casexx date XX/XX/XX01. Voluntary petition file entered on XX/XX/XX01. Chapter plan 13 was filed on XX/XX/XX01, amended chapter filed on XX/XX/XX02. The bankruptcy case was discharged on XX/XX/XX05 and got terminated on XX/XX/XX06. However, there is only access to the case summary and the access to the other documents has been denied. Therefore, further information pertaining to the bankruptcy has not been found.	This modification agreement was made on xx between the lender " xx" and the borrower "xx". As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 6.875 % and P&I of xx. The payments were started from xx and the maturity date will be 1XXX/XX57.
Borrower making the payment as per modification terms.
Right of Rescission Final Truth in Lending Discl. Affiliated Business Disclosure Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per review Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 701   Variance: -221   Variance %: -0.32%   Comment: As per available mod agreement review, the mod stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: A per note, the loan amortization type is fixed so the Neg. Amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000004   Tape Value: 00000000333221111111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000004.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 400000000000   Tape Value: 11111111122233300000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 40000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 2.70%   Comment: As per final 1003 review, the DTI is 42.698%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 6XX/XX29 Variance: -10380 (Days) Variance %: Comment: The Modification reflects the Modification maturity date as 1XXX/XX57.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is not signed by the borrower."
* Comment history is incomplete (Lvl 3)     "Servicing comments are available in the file from XX/XX/XX11 to XX/XX/XX17 and one comment dated on XX/XX/XX18, however, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX17 toXX/XX/XX18 and from XX/XX/XX18 to XX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "Updated title report dated XX/XX/XX18 shows that there is an issue with the legal description of the subject mortgage and vesting deed. The subject mortgage recorded on xx shows legal of the subject property as “xx”. However, the vesting deed recorded on xx (xx) shows legal as “xx”. This can be cured by re-recording the subject mortgage with correct legal description."	* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan files."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to TILA APR test.
The annual percentage rate (APR) is 7.170%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk indicator is Moderate due to the TILA APR test.
 Result FAILLoan Data 0.000% Comparison Data 7.170% Variance -7.170%"
* Settlement date is different from note date (Lvl 2)     "The settlement date is xx which is after the note date is xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of service transfer is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99892285	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$48.49	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.682%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$74,889.70	Not Applicable	6.625%	xx	XX/XX/XX15	Financial Hardship	xx in the amount of xx which was recorded on xx. No active liens and judgments have been found. The combined 1st installment taxes in 2018 have been paid in the amount of xxxx and 2nd installment are due on XX/XX/xx18 in the amount of xxo prior years delinquent taxes have been found.	According to the latest payment history as of 9XX/XX18, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18 The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Modification agreement dated xx.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18 The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Modification agreement dated xx.
Reason for default is an excessive obligation.
The loan had been modified on xx. The unpaid principal balance is xx with an interest rate of 6.625%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity date will be on XXX/XX55.
No evidence has been found in the latest 12 months’ servicing comments regarding the foreclosure.
The borrower xx had filed the bankruptcy under xx on xx with the case # xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The motion for relief from stay was filed on xx. According to the Third Amended xx plan, the debtor shall pay the trustee the sum of xx for 36 months. However, the case was dismissed and terminated on xx.
The latest comments dated 8XX/XX16 shows that the subject property is owner occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx on xx with the case # xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The motion for relief from stay was filed on xx. According to the Third Amended xx plan, the debtor shall pay the trustee the sum of xx for 36 months. However, the case was dismissed and terminated on xx.	This modification agreement was signed on xx in between the borrower xx and xx. The unpaid principal balance is xx with an interest rate of 6.625%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity date will be on XXX/XX55.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 224 Tape Value: 225 |---| -1 |----| -0.00% Comment: As per note age of loan is 224; however tape reflects 225. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per bankruptcy status is yes; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per bakruptcy status is discharged; however tape reflects lift stay -granted.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 664   Variance: -184   Variance %: -0.28%   Comment: As per modification states term months are480; however tape reflects 664.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note neg arm is not applicable; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000101001100011111   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects 111111111111000000121111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11111000100010100000000'   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects 111111111111000000121111111.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 29%   Tape Value: 29%   Variance:    Variance %: 0.17%   Comment: As per application DTI is 29.166%; however tape reflects 29.00%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per application purpose of refinance is lower rate and term; however tape reflects change in rate and term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX55 Tape Value: 1XXX/XX29 Variance: -9254 (Days) Variance %: Comment: As per modification XXX/XX55; however tape reflects 1XXX/XX29. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per comment dated xx states that borrower was deceased; however, the name of deceased person and the death certificate are not available in the loan file."
* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX11 to 1XXX/XX17. However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 1XXX/XX17 to 9XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Georgia State. The following state disclosures are missing in the loan file: 1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom). 2. Disclosure of Additional Fees."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. There are no comments indicating a cram down.”"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68380686	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.884%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$56,668.49	Not Applicable	6.625%	xx	XX/XX/XX11	Financial Hardship	xx for the amount of xxxxx which was recorded on 1XXX/XX07. The combined annual taxes of 2017 have been exempted. No delinquent taxes have been found for the prior year.	According to payment history as of dated XX/XX/XX18, the borrower is current with the loan and next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 6.625% which was applied for the due date of 9XX/XX18. The UPB reflected is in the amount of xx. However, the borrower has been making payment as per modification agreement which was made on xx.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. The borrower xx had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. xx was converted into xx on xx. The debtor was discharged on xx and terminated on xx. The date of the last filing the bankruptcy was xx. According to payment history as of dated XX/XX/XX18, the borrower is current with the loan and next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 6.625% which was applied for the due date of 9XX/XX18. The UPB reflected is in the amount of xx. However, the borrower has been making payment as per modification agreement which was made on xx. The loan modification agreement was made on xx between the borrower xx and the xx According to modified terms, the new principal balance is xx. The loan has been modified twice since origination. Previously, the loan was modified on xx. The comment dated XX/XX/XX16 reflects that the reason for default was an excessive obligation. No damage and repairs have been found. The subject property is owner-occupied.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. xx was converted into xx on xx. The debtor was discharged on xx and terminated on xx. The date of the last filing the bankruptcy was xx.	The loan modification agreement was made on xx between the borrower xx and the xx. According to modified terms, the new principal balance is xx. The borrower promise to pay P&I in the amount of xx with interest rate 6.625% beginning from xx till the maturity date of XXX/XX36. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified twice since origination. Previously, the loan was modified on xx.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 209 Tape Value: 210 |---| -1 |----| -0.00% Comment: The age of loan is 209 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower xx had filed the bankruptcy under xx with the case#xx on xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The current bankruptcy status is discharged.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 3 (Days)   Variance %:    Comment: The loan modification agreement was made on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 299   Tape Value: 421   Variance: -122   Variance %: -0.29%   Comment: The total modified terms reflected as 299 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The Neg amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001100100001   Tape Value: 00100000101100000010000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 001100100001.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100001001100   Tape Value: 00001000010110100000100'   Variance:    Variance %:    Comment: The Payment History String reversed is 100001001100.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 33%   Tape Value: 34%   Variance:    Variance %: -1.12%   Comment: The post close DTI as per 1003 reflects as 32.884%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: The property address street is XXXX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX36 Tape Value: XXX/XX31 Variance: -1857 (Days) Variance %: Comment: The modification maturity date reflects as XXX/XX36. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in New York State. The following state disclosures are missing from the loan file.
1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.Tax Escrow Account Designation
4.Mortgage Bankers and Exempt Organizations Preapplication
5.Part 80 Disclosure
6.Alternative Mortgage Transaction Disclosures
7.Co-Signer Notice Requirements
8.Default Warning Notice
9.Smoke Alarm Affidavit
10.New York Real Property Escrow Account Disclosure
11.Subprime Home Loan Counseling Disclosure
12.Subprime Home Loan Tax and Insurance Payment Disclosure
13.Subprime Home Loan Disclosure
14.Commitment Disclosure
15.Lock-in Disclosure
16.Expiration of Lock-in or Commitment Period"
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52539675	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,032.81	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.358%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$49,336.53	Not Applicable	6.375%	xx	XX/XX/XX14	Financial Hardship	xx
No active liens and judgments have been found against the borrower.
2018 Combined tax 3rd installment has been paid in the amount of xx on 8XX/XX18.
2018 Combined tax 4th installment is due in the amount of xx on 1XXX/XX18.
2019 Combined tax 1st and 2nd installments are due each in the amount of xx on XXX/XX19 and 5XX/XX19 respectively.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received on 9XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification terms.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received on 9XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification terms.
This loan modification agreement was made between the borrower xx and xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.375% and new P&I is in the amount of xx beginning from xx till the maturity date 1XXX/XX52. There is no provision for the balloon payment.
The reason for default is curtailment of income.
The subject property has been occupied by the owner. No damages or repairs have been found. The borrower’s intention is to keep the property.
The foreclosure was initiated and the complaint was filed on xx, however, the foreclosure was put on hold as the borrower had filed bankruptcy under xx with the case # xx on xx.
The borrower had filed bankruptcy under xx with the case # xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The modified xx plan was confirmed on xx and the debtor shall pay P&I to the trustee in the amount of xx for 31 months. Trustees final report was submitted on xx and the case was discharged on xx. There is no comment indicating a cramdown.
Foreclosure Comments:The foreclosure was initiated and the complaint was filed on xx, however, the foreclosure was put on hold as the borrower had filed bankruptcy under xx with the case # xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The modified xx plan was confirmed on xx and the debtor shall pay P&I to the trustee in the amount of xx for 31 months. Trustees final report was submitted on xx and the case was discharged on xx. There is no comment indicating a cramdown.	This loan modification agreement was made between the borrower xx and the xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.375% and new P&I is in the amount of xx beginning from xx till the maturity date 1XXX/XX52. There is no provision for the balloon payment.
Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 243 Tape Value: 244 |---| -1 |----| -0.00% Comment: As per the note date the age of loan is 243 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER documents the borrower was filed bankruptcy in xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure was initiated in the loan in the year xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 679   Variance: -199   Variance %: -0.29%   Comment: As per the modification agreement stated loan term is 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: This loan doesn't hold negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000100000010000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 000000000001. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000001000000100000000'   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Revrsed as 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 41%   Tape Value: 41%   Variance:    Variance %: 0.76%   Comment: As per the application the borrower total monthly income is xx and total expenses for each month in the amount of xx hence post-close DTI is 41.358%.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per the application purpose of loan is refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX54 Tape Value: XXX/XX28 Variance: -9710 (Days) Variance %: Comment: As per the modification agreement stated maturity date is 1XXX/XX54. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
ThisXXX prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test.
Loan Data xx Comparison Data xxx Variance +xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
Loan Data xxComparison Data xxVariance -xx"
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file:
1. NJ Application Disclosure
2. Delivery Fee Authorization
3. NJ Attorney Disclosure
4. Unacceptability of Insurance Notice
5. Attorney Disclosure II
6. Tax Bill Information
7. Private Well Testing
8. Lock-In Agreement
9. Commitment Disclosures
10. Choice of Insurer Disclosure
																																																																																								11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39258790	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$1,530.71	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	40.107%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$79,794.98	Not Applicable	2.500%	xx	XX/XX/XX10	Financial Hardship	xx
There is a senior mortgage prior to a subject in the amount of xx which was recorded on xx
No active judgment or liens have been found.
The annual combined taxes of 2017 have been paid in the amount xx. No delinquent taxes has been found for the prior year.

The review of payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB reflected is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. The review of payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB reflected is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement. The borrower xx had filed the bankruptcy under xx plan with case #xx on xx. The plan was confirmed on xx. The POC was entered with the secured claim amount of xx on xx and amount of arrearage is xx. The borrower was discharged on xx and the case was terminated on xx. The loan modification agreement was made between borrower xx and the xx on xx. The loan has been modified once since origination. The comment datedXX/XX/XX18 states that the reason for default was an excessive obligation. No damage and repairs have been found. No information pertaining to foreclosure have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx plan with case #xx on xx. The plan was confirmed on xx. The POC was entered with the secured claim amount of xx on xx and amount of arrearage is xx. The borrower was discharged on xx and the case was terminated on xx.	The loan modification agreement was made between borrower xx and the xx on xx. The modified principal balance is xx the interest rate starting from 2.50% with 4 steps and ends at 5.0%. The borrower promises to pay P&I in the amount of xx beginning on xx with a new maturity date of XX/XX/XX31. There is no provision for the balloon payment and it has 4 steps. The loan has been modified once since origination.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 201 Tape Value: 202 |---| -1 |----| -0.00% Comment: The age of the loan is 201. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower xx had filed the bankruptcy under xx plan with case # xx on xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 28 (Days)   Variance %:    Comment: The loan modification agreement was made between borrower xx and the lender xx on xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -28 (Days)   Variance %:    Comment: The Mod step 1 date is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -28 (Days)   Variance %:    Comment: The Mod step 2 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -29 (Days)   Variance %:    Comment: The Mod step 3 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -28 (Days)   Variance %:    Comment: The Mod step 4 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 258   Tape Value: 359   Variance: -101   Variance %: -0.28%   Comment: The modification stated term is 258.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000011101000000000   Variance:    Variance %:    Comment: The payment history string is 000000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000010111000000000'   Variance:    Variance %:    Comment: The payment history string reversed is 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 46%   Tape Value: 38%   Variance:    Variance %: 7.19%   Comment: Post close DTI is 45.503%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: The purpose of refinance per application is Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX31 Tape Value: 9XX/XX31 Variance: 31 (Days) Variance %: Comment: The stated maturity date is 8XX/XX31. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report dated 1XXX/XX18, the subject mortgage is on second lien position as there is a senior mortgage prior to a subject in the amount of xx which was recorded on xx in favor of xx. The subject mortgage was originated on xx in the favor of xx in the amount of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx in the favor of xx in the amount of xx which was recorded on xx. As per the updated title report dated 1XXX/XX18, there is a senior mortgage prior to a subject in the amount of xx which was recorded on xx in favor of xx.
The final HUD-1 does not show any payoff to xx. No release or satisfaction document has been found in the loan document stating the prior mortgage has been released. The updated title report states that the senior mortgage has been satisfied but the satisfaction document has not been found. However, Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed. Hence, the subject mortgage is not at risk by the unreleased lien."	* Title shows an assignment chain break (Lvl 2) "The chain of the assignment has not been completed as no assignment was done by xx. However, the assignment is missing to xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of South Carolina. The following disclosures are missing from the loan file.
1.Agent Preference Disclosure.
2.Casualty Insurance Disclosure.
3.Manufactured Home Loan  Disclosures."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Property is Manufactured Housing (Lvl 2)     "Home not affixed --- An Appraisal Report at the origination located at states that the property is a manufactured home and checklist along with appraisal report shows property has been fixed with land. Short form final title policy shows check box marked for Alta-7 endorsement (manufactured housing); however, Alta-7 endorsement is not attached with the policy. VIN# is not available on the legal description of the recorded mortgage document. Also, affidavit of affixation is missing from the loan files. The Tax report from the Updated title shows separate assessment for Land and Improvement. Hence, unable to determine whether the home is attached to the permanent concrete foundation. (seller response received on XX/XX confirming the ALTA 7 endorsement was being part of TPOL, hence this can be downgraded.)"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider’s disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82273326	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$430.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$28,833.16	Not Applicable	5.750%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated 1XXX/XX18 reflects that the subject mortgage was xx There are three Civil Judgments against the borrower which are as follows. The first civil judgment against the borrower xx There are one UCC lien against the borrower in the favor of xxThe amount of UCC lien was not provided on the supportive document. There is one IRS for the amount of xx which was recorded on XXX/XX09. However, SSN# provided on supportive document for defendant does not match with the borrower SSN #. 1st installment of 2017 combined taxes has been paid in the amount of xx on XX/XX/xx17. No prior year’s delinquent taxes have been found.	According to a review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.750 % and P&I of xx.	Collections Comments:The current legal status of the loan is performing and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.750 % and P&I of xx. The reason for default as per servicing comment is excessive obligation. No foreclosure activity was found in the collection comment. The borrower “xx” had filed bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxxxx to the trustee. The mortgage payment was in the amount of xx which was paid in monthly installments directly by the debtor.
 The POC has been filed on xx for the secured claim amount of xx and the amount of arrearage is xx. Motion for relief from stay was filed on xx and order on motion for relief from stay was filed on xx. According to the notice of mortgage payment change which was filed on xx, the mortgage payment was in the amount of xx which was due from xx. According to response to notice of final cure payment dated xx, creditor agrees that the debtor have paid in full the amount require to cure the prepetition default on the creditor’s claim. The next post petition payment is due for xx. The case was discharged on xx and was not yet terminated. No comment pertaining damage to the subject property has been observed and no latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower “xx” had filed bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxxxx to the trustee. The mortgage payment was in the amount of xx which was paid in monthly installments directly by the debtor. The POC has been filed on xx for the secured claim amount of xx and the amount of arrearage is xx. Motion for relief from stay was filed on xx and order on motion for relief from stay was filed on xx. According to the notice of mortgage payment change which was filed on xx, the mortgage payment was in the amount of xx which was due from xx. According to response to notice of final cure payment dated xx, creditor agrees that the debtor have paid in full the amount require to cure the prepetition default on the creditor’s claim. The next post petition payment is due for xx. The case was discharged on xx and was not yet terminated.	The Loan modification agreement was made on xx, between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 5.750%, beginning from xx till the maturity date xx. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx.	Missing Required State Disclosures Initial Escrow Acct Disclosure Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 198 Tape Value: 199 |---| -1 |----| -0.01% Comment: As per Note the Age of loan is 198.However, tape reflects it as 199. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 618   Variance: -138   Variance %: -0.22%   Comment: As per Mod Stated term 480.However, tape reflects it as 618.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note the Neg Arm is Not applicable.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000011   Tape Value: 00000000111122222221100   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000011. However, tape reflects it as 000000000011112222222221100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000000000   Tape Value: 00112222212111100000000'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 110000000000. However, tape reflects it as 00112222222212111100000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 31%   Tape Value: 23%   Variance:    Variance %: 8.72%   Comment: As per 1003 the DTI is 31.431%.However, tape reflects it as 22.710%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX53   Tape Value: 1XXX/XX17   Variance: -12966 (Days)   Variance %:    Comment: As per Mod the Maturity date is 6XX/XX53.However, tape reflects it as 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Manufactured Housing Tape Value: Single Family Variance: Variance %: Comment: As per Appraisal the Property type is Manufactured Housing.However, tape reflects it as Single Family. Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "Borrower name on the mortgage does not match with the owner name on the deed. According to the warranty deed which was recorded on xx, the owner name is “xx”. However, the subject mortgage reflects borrower name as “xx”. No name affidavit has been found in the loan file for confirmation of the borrower name."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in TN state. The following state disclosure is missing from the loan file.  Placement of Insurance Disclosure Availability of Title Insurance TN Consent to Disclosure of Insurance Information Choice of Agent/insurer Insurance Solicitation/Post Commitment"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* MI, FHA or MIC missing and required (Lvl 2)     "This is a conventional loan. LTV as per appraised value is 80.460%. Final HUD-1 shows monthly MI payment in the amount of xxowever, MI certificate is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
																																																																																								* Property is Manufactured Housing (Lvl 2) "Home has been affixed. According to the appraisal report dated xx located at xx the subject property type is manufactured housing. Updated title report dated 1XXX/XX18 reflects VIN# xx and also, as per affidavit of affixation recorded on xx located at “xx Pg #10”, the wheels and axles have been removed and the manufactured home is permanently connected to a septic tank or sewage system and other utilities such as electricity, water, and natural gas. As per affixation affidavit, the manufactured home has been permanently affixed to the land."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37857502	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,618.00	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	54.756%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$136,155.58	Not Applicable	7.750%	xx	XX/XX/XX17	Financial Hardship	xx
No active liens and judgments have been found.
The combined first installment taxes of 2018 have been paid in the amount of xx.
The combined second installment taxes of 2018 are due in the amount of xx
No delinquent taxes have been found for the prior year.

According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The borrower has been making payments as per modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The borrower has been making payments as per modification agreement. According to the modification, the loan was modified on xx between the borrower xx and Lender xx. The loan has been modified once since origination. According to the PACER, the borrower had filed the bankruptcy under xx with the case#xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage amount is xx. According to the modified xx plan, the debtor will pay the trustee xx per month for 46 months beginning xx for a total of xx; then xx per month for 14 months beginning November 2017 for a total of xx, for a grand total of xx. The bankruptcy was discharged on xx. The date of the last filing bankruptcy was xx. The comment dated 6XX/XX14 states that the reason for default was an excessive obligation. No damage and repairs have been found. No information pertaining to foreclosure have been found. The borrower wants to retain the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage amount is xx. According to the modified xx plan, the debtor will pay the trustee xx per month for 46 months beginning January 2014 for a total of xx; then xx per month for 14 months beginning xx for a total of xx, for a grand total of xx. The bankruptcy was discharged on xx. The date of the last filing bankruptcy was xx.	According to the modification, the loan was modified on xx between the borrower xx and Lender xx. The new modified principal balance as per modification is in the amount of xx with the interest rate of 7.750 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is 1XXX/XX57. The modification does not contain balloon payment. The loan has been modified once since origination.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 191 Tape Value: 192 |---| -1 |----| -0.01% Comment: The Note reflects, the Age of loan is 191. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed the bankruptcy under xx with the case# xx on xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The bankruptcy was discharged on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 663   Variance: -183   Variance %: -0.28%   Comment: As per modification stated term is 480 months   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note Neg.Amort potential is not available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000100   Tape Value: 00010000666666544321000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001000000000   Tape Value: 00012344566666600000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 001000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 55%   Tape Value: 48%   Variance:    Variance %: 7.38%   Comment: As per Application Post-close DTI is 55.197%.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per modification, Principal Balance Stated is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The purpose of transaction per HUD1 is Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 7XX/XX32 Variance: -9223 (Days) Variance %: Comment: As per modification Stated maturity date is 1XXX/XX57. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to the updated title report datedXX/XX/XX18, the subject mortgage is on second lien position as there is an active senior mortgage prior to the subject mortgage in the favor of xx which was recorded on xx in the amount of xx. The subject mortgage was originated on xx and recorded on xx in the favor of xx"
* Not all borrowers signed HUD (Lvl 3)     "The final HUD-1 is not signed by the borrower."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx and recorded on xx in the favor of xx. According to the updated title report datedXX/XX/XX18, there is an active senior mortgage prior to the subject mortgage in the favor of xx which was recorded on xx in the amount of xx. The final HUD-1 shows payoff to xx in the amount of xx. The unrecorded satisfaction document has been found in the loan document stating the prior mortgage has been released which is located at xx. The comment datedXX/XX/XX17 reflects that the lien with the xx was paid in full and the release had been sent for recording.
However, Final Title Policy at the origination reflects an exception for a senior mortgage. Hence, the subject mortgage is not at risk by the unreleased lien."	* Missing Required Disclosures (Lvl 2) "The list of service provider's disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of Minnesota. The following disclosures are missing from loan file.
1.MN Notice of Right to Discontinue Escrow.
2.Interest Rate or Discount Point Agreement.
3.Conditional Qualification/Approval Disclosure.
4.Insurance Disclosure."
* Settlement date is different from note date (Lvl 2)     "As per the final HUD-1, the settlement date isXX/XX/XX02 which is different from the Note date ofXX/XX/XX02."
																																																																																								* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63088512	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,062.46	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$114,638.15	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	xx
1. There is junior mortgage against xx which is in the amount of xx , recorded on xx with xx.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.
Review of the payment history provided, from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been paying regularly. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%.	Collections Comments:Review as per servicing comments dated from XXX/XX11 toXX/XX/XX18 state that the borrower has been paying regularly and the last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%.  Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx filed bankruptcy under the xx Casexx on xx and discharged on xx and the plan was confirmed on xx. Debtor (borrower) will pay to the U.S. Trustee the sum of xx for 60 months. Voluntary petition filed on xx shows that the amount of secured claim xx and unsecured portion xxPOC was filed on xx in the amount of xx with arrearage xxx.	Loan modification agreement was made between Borrower xx and lender xx on xx. The new modified rate is 4.125 % and borrower promises to pay P&I in the amount of xx beginning xx. The new principal balance is xx. The maturity date is xx.	Missing Required State Disclosures HUD-1 Closing Statement Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 190 Tape Value: 191 |---| -1 |----| -0.01% Comment: Age of loan is 190, tape shows 191 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is yes, tape shows no   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 662   Variance: -182   Variance %: -0.27%   Comment: Modification stated term is 480; however tape shows 662   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: Original appraised value is xx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000444323211212100   Variance:    Variance %:    Comment: Payment history string is 00000001, tape shows 0000044432321212000, tape shows 00000000001   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00121211232344400000000'   Variance:    Variance %:    Comment: Payment history string reversed is 1000000000000, tape shows 00121212122221122334400000   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx; however, tape shows xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value: xx Variance: -9192 (Days) Variance %: Comment: Stated maturity date is xx, tape shows xx Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from loan files as points and fees are hand dated."
* Comment history is incomplete (Lvl 3) "Comment history is available only fromXX/XX/XX18 to XXX/XX11, however missing from 9XX/XX18 to 5XX/XX18 (5-months latest comment history is missing) ; however we required latest 24 months comment history"	* Missing Required State Disclosures (Lvl 2) "NY Consumer Credit Disclosure / Fair Credit Reporting Notice, NY Interest Rate Disclosure, Mortgage Bankers and Exempt Organizations Pre application, Expiration of Lock-in or Commitment Period are missing from loan files"
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from loan files"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from loan files"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62476332	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$927.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.006%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$77,681.13	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	The reviews of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx and recorded on xx with the lender xx in the amount of xx.
The chain of assignment has been completed. The latest assignment is from xx as their Attorney-in-Fact to xx which was recorded on xx.
There is a junior mortgage in the favor of xx in the amount of xx which was originated on xx and recorded on xx.
No active judgments or liens have been found.
The combined annual taxes of 2017 have been paid in the amount of xx.
No delinquent taxes have been found.
According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received in the amount of xx onXX/XX/XX18 which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The stated current rate is 3.875 % P&I is xx and PITI is xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received in the amount of xx onXX/XX/XX18 which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The stated current rate is 3.875 % P&I is xx and PITI is xx. The borrower has been making payments as per the modification agreement. As per the PACER report, the borrower had filed the bankruptcy under xx case#xx on xx and the plan is not confirmed yet. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage is xx. According to the second amended xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The motion to dismiss the case was filed on xx and the bankruptcy was terminated on xx. The date of the last filing the bankruptcy was xx. According to modification agreement, the loan was modified on xx between the borrower xx and xx. The loan has been modified thrice since origination. The comment dated XX/XX/XX17 states that the property had a prior damage and the repairs are still under process. The comment dated 6XX/XX17 reflects that the property was damaged due to the hurricane. The nature of damage has not been reported. No information pertaining to completion of repairs and an insurance claim has been found. According to the comment datedXX/XX/XX15 the cheque of claim has been endorsed and released for the amount of xx against the hail, storm and lightning damage. No information pertaining to foreclosure has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower had filed the bankruptcy under xx case# xx on xx and the plan is not confirmed yet. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage is xx. According to the second amended xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The motion to dismiss the case was filed on xx and the bankruptcy was terminated on xx. The date of the last filing the bankruptcy was xx.	According to modification agreement, the loan was modified on xx between the borrower xx and servicer xx. The new principal balance is xx with an interest rate of 3.875 % and the borrower promises to pay P&I xx beginning from 7XX/XX16. The maturity date as per modification is 6XX/XX56. The interest-bearing amount is xx. There is no deferred balance. The loan has been modified thrice since origination.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 187 Tape Value: 188 |---| -1 |----| -0.01% Comment: As per Note, the age of loan is 187. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed the bankruptcy under xx case#xx on xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx.   Tape Value: xx.   Variance:    Variance %:    Comment: As per Note, the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 643   Variance: -163   Variance %: -0.25%   Comment: The modification reflects the stated term as 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no Neg. amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000012   Tape Value: 00000000210101000121000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000012. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000000000   Tape Value: 00012100010101200000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 210000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 26%   Tape Value: 26%   Variance:    Variance %: 0.01%   Comment: The post-close DTI per 1003 is 26.006%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as cash out. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The purpose of refinance per HUD1 is Cash Out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value: xx Variance: -8613 (Days) Variance %: Comment: The stated maturity date reflects xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following required state disclosures are missing from the loan file.
1.Anti-Coercion Notice.
2.Title Insurance Disclosure.
3.Radon Gas Disclosure.
4.Insurance Sales Disclosure."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in a FEMA designated disaster area (recent-xx).
However, the collection comments received as ofXX/XX/XX18 states the prior damage. The comment dated XX/XX/XX17 states that the property had a prior damage and the repairs are still under process. The comment dated 6XX/XX17 reflects that the property was damaged due to the hurricane. The nature of damage has not been reported. No information pertaining to completion of repairs and an insurance claim has been found. According to the comment datedXX/XX/XX15 the cheque of claim has been endorsed and released for the amount of xx against the hail, storm and lightning damage."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Property Damage (Lvl 2)     "The comment dated XX/XX/XX17 states that the property had a prior damage and the repairs are still under process. The comment dated 6XX/XX17 reflects that the property was damaged due to the hurricane. The nature of damage has not been reported. No information pertaining to completion of repairs and an insurance claim has been found. According to the comment datedXX/XX/XX15 the cheque of claim has been endorsed and released for the amount of xx against the hail, storm and lightning damage."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of Service Provider's disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40070223	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,181.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.095%	First	Final policy	Not Applicable	xx	XX/XX/XX11	$175,700.36	$4,500.00	2.000%	xx	XX/XX/XX11	Financial Hardship	xx There are no active liens and judgments found. There is a junior mortgage active in the favor ofxx 2018 Combined jurisdiction annual installment taxes are paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 0 month. The last payment received onXX/XX/XX18, the payment applied date is 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently is performing. The borrower is currently delinquent for 0 month. The last payment received onXX/XX/XX18, the payment applied date is 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on xx in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 2.000 % and borrower promises to pay P&I in the amount of xx beginning on xx. The maturity date reflects per modification is 9XX/XX51. This loan was modified only once since origination.
The reason for default is excessive obligation. The subject property is occupied by the owner.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xxhe plan was confirmed on xx. However the case was dismissed on xx.
There are no comments found for damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case#xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xxhe plan was confirmed on xx. However the case was dismissed on xx.	According to the modification, the loan was modified on xx in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 2.000 % and borrower promises to pay P&I in the amount of xx beginning on xx. The maturity date reflects per modification is 9XX/XX51. This loan was modified only once since origination.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 187 Tape Value: 188 |---| -1 |----| -0.01% Comment: As per note age of loan is 187; however tape reflects 188. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per pacer bankruptcy status is yes; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification amortization type is step; however tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 586   Variance: -106   Variance %: -0.18%   Comment: As per modification states term month is 480; however tape reflects 586.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note neg arm is not applicable; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001111101100000100   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects 001200000000011111111111110000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00100000110111110000000'   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects 001200000000011111111111110000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 41%   Tape Value: 44%   Variance:    Variance %: -3.41%   Comment: As per 1003 DTI is 40.714; however tape reflects 44.120%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per application purpose of refinance is debt consolidation ; however tape reflects cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX51 Tape Value: 1XXX/XX32 Variance: -6878 (Days) Variance %: Comment: As per modification stated maturity date is 9XX/XX51; however tape reflects 1XXX/XX32. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NY State. The following state disclosures are missing in the loan files.
Fee Disclosure
Loan Application Notice
Servicer Disclosure
Notice of Change of Terms For Open-End Consumer Credit Contract
																																																																																								Disclosure of Debtor’s Waiver of Class Action"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98912710	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$576.52	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	24.342%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$34,328.95	Not Applicable	6.250%	xx	XX/XX/XX16	Financial Hardship	xx
There is an active junior mortgage against the subject property which was originated onXX/XX/XX04 with the xx
The combined annual taxes for the year 2018 have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is current with the loan and making regular payments. The next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected is in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on xx.	Collections Comments:According to the servicing comments, the borrower is current with the loan and making regular payments. The next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB reflected is in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on xx between the borrower xx and the Lender xx. According to the modification, the new principal is xx. The borrower promises to pay the amount of xx with the rate of interest 6.250% beginning from XXX/XX16 till the maturity date XXX/XX56.
No foreclosure activity has been found.
xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx. The debtor filed second amended xx plan on xx which was confirmed on xx. According to the plan, the debtor shall pay xx through xx and then xx per month for remaining 42 months. The xx had filed amended POC on xx with a secured claim amount of xx and arrears of xx. The order on motion for relief was filed on xx. According to the notice of final cure payment (xx) which was filed on xx, the amount of claim asserted and allowed claim amount is xx. The debtor paid xx direct to the trustee. The debtor had a standard discharged on xx and the case was terminated on xx.
The comment dated XXX/XX14 shows, the subject property was owner occupied with no visible damages or repairs.
The latest BPO report is not available in the loan file to determine the current occupancy and condition of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx. The debtor filed second amended xx plan on xx which was confirmed on xx. According to the plan, the debtor shall pay xx through xx and then xx per month for remaining 42 months. The xx had filed amended POC on xx with a secured claim amount of xx and arrears of xx. The order on motion for relief was filed on xx.
According to the notice of final cure payment (xx) which was filed on xx, the amount of claim asserted and allowed claim amount is xx. The debtor paid xx direct to the trustee.
The debtor had a standard discharged on xx and the case was terminated on xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on xx between the borrower xx and the Lender xx.
According to the modification, the new principal is xx. The borrower promises to pay the amount of xx with the rate of interest 6.250% beginning from xx till the maturity date XXX/XX56.	Affiliated Business Disclosure Missing Required State Disclosures Final Title Policy	Field: Age of Loan Loan Value: 186 Tape Value: 187 |---| -1 |----| -0.01% Comment: Age of loan is 186 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: xx (borrower/debtor) filed bankruptcy under xx with the case#xx on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 637   Variance: -157   Variance %: -0.25%   Comment: The modified terms of the loan is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was originated with fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001110100000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000010101110000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 24%   Tape Value: 25%   Variance:    Variance %: -0.31%   Comment: DTI per 1003 is 24.342%>   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX56   Tape Value: 1XXX/XX32   Variance: -8431 (Days)   Variance %:    Comment: Stated Maturity date per modification is XXX/XX56.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Manufactured Housing Tape Value: Single Family Variance: Variance %: Comment: As per the appraisal report, the subject property type is Manufactured House. Tape Source: Initial Tape Type:	B	* Property is Manufactured Housing (Lvl 4) "Home not affixed --- According to an appraisal report dated xx located at “1683968122_313132_LOAN xx”, the subject property type is Manufactured home. However, there is a latest appraisal report available in loan file located at “1683968122_313132_LOAN xx” states; the manufactured home was permanently attached to the foundation system. All the towing hitch, wheels and axles have been removed. The manufactured home was permanently connected to a septic tank or sewage system and other utilities. The Final title policy at the time of origination is missing from the loan file. The subject mortgage does not contain the serial # or VIN number. The latest tax report attached with updated title report datedXX/XX/XX18 shows; there is a separate assessment for land and building. No VIN# mentioned in the updated title report. Also, there is no affixation affidavit available in the loan file. Hence, it is unable to confirm which state whether the manufactured home permanently attached or not."	* Missing Final Title Policy with applicable xx. (i.e., Alta 8.1, 9) (Lvl 3) "The final title policy at the time of origination is missing from the loan file. However, there is a latest title policy available in the loan file located at "xx)" dated XX/XX/XX15 which has the correct reference of the subject mortgage."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the origination fee and broker fee test.
The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%.
Origination Fee & Broker Fee Test: FAIL Loan Data is xx; Comparison Data is xx; hence, variance is +xx.

This loan failed the broker fees test due to one or more of the following findings:
The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%; or
The loan does not have DIDMCA preemption selected and collects broker fees in any amount from both the lender and the borrower; or The loan does not have DIDMCA preemption selected and the sum of all broker fees paid by the borrower exceeds 1%; or The loan does not have DIDMCA preemption selected or defaulted and the sum of all broker fees paid by the lender exceeds 1%. For this loan: The fees collected from the borrower that directly compensate the broker are xx; The fees collected from the lender that directly compensate the broker are xx; The total fees collected from both the borrower and the lender that directly compensate the broker are xx.
Broker Fees Test: FAIL Loan Data is xx, Comparison Data is xxx ; hence, variance is +xx.

This loan failed the document preparation fee test.
Charging a fee for preparation of loan documents constitutes unauthorized practice of law and violates a plain reading of § 484.010 and 484.020.
Document Preparation Fee Test: FAIL Loan Data is xx, Comparison Data is xxx; hence, variance is +xx.

This loan failed the first lien prohibited fees test.
The loan has fees that are prohibited for this license type.
No lender shall charge, require, or receive any points or other fees of any nature whatsoever, except insurance and a 1% origination fee, whether from the buyer or the seller or any other person, except that the lender may charge bona fide expenses paid by the lender to any other person or entity for services actually performed in connection with a loan. In addition, if the loan is for the construction or improvement of residential real estate, the lender may charge a fee not to exceed 1% of the loan amount for inspection and disbursement of the proceeds of the loan to third parties.This means that fees are prohibited unless specifically allowed (as described above). Some fees may be considered prohibited compensation to the lender unless the "Compensation To" fields indicate otherwise.
Prohibited Fees First Lien Test: FAIL Loan Data is xx, Comparison Data is xxx; hence, variance is +xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the first lien prohibited fees test.
This loan failed the document preparation fee test.
This loan failed the origination fee and broker fee test.
This loan failed the broker fees test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan Data is xx Comparison Data is xx hence, variance is -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data is xx; Comparison Data is xx hence, variance is -xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Missouri State. MO Collateral Protection Act Notice and Borrower's Choice of Insurer or Agent disclosures are missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91894405	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,445.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	32.013%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$176,548.21	Not Applicable	6.375%	xx	XX/XX/XX15	Financial Hardship	xx
2017 combined jurisdiction annual installment tax has been paid in the amount of xx on XX/XX/xx17.
2016 combined jurisdiction annual installment tax has been paid in the amount of xx.
2015 combined jurisdiction annual installment tax has been paid in the amount of xx.
No delinquent taxes have been found for the prior years.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) xx and xx (Lender) xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.3750% and new P&I is in the amount of xx beginning from xx till the maturity date 4XX/XX55. There is no provision for the balloon payment.
The borrower xx and xx had filed bankruptcy under the xx Case # xx on xx and the plan was confirmed on xx. The date of the last filing is xx. The POC was filed on xx in the amount of xx  with arrearage  xxs per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.
No information has been found regarding the foreclosure.
The borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
The comment datedXX/XX/XX14 shows that the file active in litigation, however, no further information has been found regarding the resolution of the litigation matter.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed bankruptcy under the xx Case #xx on xx and the plan was confirmed on xx. The date of the last filing is xx. The POC was filed on xx in the amount of xx with arrearage xxs per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.	This loan modification agreement was made between (borrower) xx and xx (Lender) xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.3750% and new P&I is in the amount of xx beginning from xx till the maturity date 4XX/XX55. There is no provision for the balloon payment.	Missing Required State Disclosures	Field: Modification Stated Term Loan Value: 480 Tape Value: 629 |---| -149 |----| -0.24% Comment: As per Modification stated term is 480; however tape shows 629 Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg amort potential is not applicable , tape shows no   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000021000000000000   Variance:    Variance %:    Comment: Payment hsitory string is 00000000001, tape shows 000000000021000000   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000012000000000'   Variance:    Variance %:    Comment: Payment history string reversed is 1000000000000, tape shows 00000000012000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 32%   Tape Value: 32%   Variance:    Variance %: -0.01%   Comment: Post close DTI is 32.013%, tape shows 32.0020%   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx; however tape shows xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX55 Tape Value: 1XXX/XX32 Variance: -8186 (Days) Variance %: Comment: Stated maturity date is 4XX/XX55, tape shows 1XXX/XX32 Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "The comment datedXX/XX/XX14 shows that the file active in litigation, however, no further information has been found regarding the resolution of the litigation matter."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of Voluntary Petition filed on xx shows that the amount of secured claim without deducting the value of collateral is xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. Did not see comments indicating a cram down."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida. The following disclosures are missing from the loan file.
1. Anti-Coercion Notice
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test is Failed as   Loan Data is  xx ,Comparison Data is xx Variance -xx"
* TIL not hand dated (Lvl 2)     "final TIL is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test is Failed as   Loan Data is  xx ,Comparison Data is xx Variance -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test"	* XXX Exceptions Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent-xx). However, the collection comments received as ofXX/XX/XX18 and the latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property."
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93013329	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,670.51	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.816%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$121,960.25	Not Applicable	3.125%	xx	XX/XX/XX11	Financial Hardship	xx

1.There is one junior mortgage in xx
2.There are two judgments against borrower as follow.
First was recorded on XX/XX/xx09 in the amount of xx in favor of xx
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.50% for the due date of 8XX/XX18. The next due date is 9XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making payments as per the modification made on xx and Located at “XXXX”.	Collections Comments:Available comments show that subject property is occupied by owner and no visible damage found and no repair found. The latest BPO report unavailable.

Borrower “xx” filed Bankruptcy under the xx case#xx date xx. Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xxhe plan was confirmed on xx and according to the plan the claim has not been included as the debtor will pay outside the plan. Motion to dismiss case was filed on xx. No further information about foreclosure.

Review of loan file shows that the foreclosure was initiated in year 2015, file referred to attorney and complaint/ lis pended filed on xx under case#xx. Judgment was entered on xx and sale scheduled on xx but it got canceled due to the FC file placed on hold because of bankruptcy case filed on xx under xx. No further information about Foreclosure.

The Payment History dated XX/XX/XX18 reveals that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.50% for the due date of 8XX/XX18.  The next due date is 9XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making payments as per the modification made on xx and Located at “1686480097_312139_LOANxxx”.
The loan was modified with an effective date of xx and according to the mod the new principal balance is xx to a step modification and the rate was starting from 3.125%. The borrower had given promise to pay P&I in the amount of xx which had begun from xx with a new maturity date of XXX/XX33. The rate changes in 3 steps ending at 4.50%.

Foreclosure Comments:Review of loan file shows that the foreclosure was initiated in year 2015, file referred to attorney and complaint/ lis pended filed on xx under case#xx. Judgment was entered on xx and sale scheduled on xx but it got canceled due to the FC file placed on hold because of bankruptcy case filed on xx under xx. No further information about Foreclosure.
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx case#xx date xx. Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xxhe plan was confirmed on xx and according to the plan the claim has not been included as the debtor will pay outside the plan. Motion to dismiss case was filed on xx. No further information about foreclosure.

The loan modification agreement was made between “xx” (borrowers) and “xx” (lender) effective xx. The first modified payment is still due for the date of xx and the new maturity date will be XXX/XX33.The new modified unpaid principal balance is xx, interest bearing amount is xx. The Borrower making the payment as per the modification terms would be 3.125% and modified P&I xx.

Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 184 Tape Value: 185 |---| -1 |----| -0.01% Comment: Age of loan is 184; however tape data shows 185. Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Not Applicable   Tape Value: D   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure yes.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step; however tape data shows fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Mod step 1 date is xx; however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Mod step 2 date is xx; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Mod step 3 date is xx; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 258   Tape Value: 360   Variance: -102   Variance %: -0.28%   Comment: According to the mod the term is 258; however tape data shows 360.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010000000110   Tape Value: 00000001100000001111001   Variance:    Variance %:    Comment: The payment history string is 010000000110; however tape data shows 000000011000000011111001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011000000010   Tape Value: 10011110000000110000000'   Variance:    Variance %:    Comment: The payment history string reversed is 011000000000; however tape data shows 100111100000000110000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 38%   Variance:    Variance %: -1.32%   Comment: The post close DTI per 1003 is 36.186%; however tape data shows 38.140%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Property address street xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Florida State and the required disclosures are missing as follow.
Anti-Coercion Notice, Insurance Sales Disclosure."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97632429	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,853.55	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.539%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The reviews of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx and recorded on xx with the lender xx.in the amount of xx.
The chain of assignment has been completed. The latest assignment is with xx which was recorded on xx.
There is a senior mortgage against property in the favor of xx in the amount of xx which was originated on xx and recorded on xx.
As per the ProTitle report dated 1XXX/XX18, numerous judgments were found against XXXX in the amount of xxx00 & against XXXX in the amount of xxx00 due to the common name.
The combined annual taxes of 2017 have been paid in the amount of xx.
No delinquent taxes has been found for the prior year.
According to the payment history, the borrower is current on the loan and the next due date for the payment is1XXX/XX18. The last payment was received in the amount of xx which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The borrower has been making the payments as per the Note terms.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. According to the payment history, the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received in the amount of xx which was applied to 9XX/XX18. The UPB reflected is in the amount of xx. The borrower has been making the payments as per the Note terms. As per the PACER report, the borrower had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage is xx. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for a period of 36 months. The bankruptcy was dismissed on xx and terminated on xx. The date of the last filing the bankruptcy was xx. No information pertaining to foreclosure have been found. No damage and repairs have been found. The reason for default has not been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage is xx. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for a period of 36 months. The bankruptcy was dismissed on xx and terminated on xx. The date of the last filing the bankruptcy was xx.	Not Applicable	Missing Required State Disclosures	Field: Age of Loan Loan Value: 182 Tape Value: 183 |---| -1 |----| -0.01% Comment: The age of loan is 182. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed the bankruptcy under xx with the case# xx on xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX33   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: There is no modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no Neg. amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000100   Tape Value: 00000001000000000000032   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000100. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001000000000   Tape Value: 23000000000000010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 001000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 50%   Tape Value: 47%   Variance:    Variance %: 2.59%   Comment: The post-close DTI per 1003 reflects 49.539%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note, the property address is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to the XXX report dated 1XXX/XX18, the subject property is on second lien position as there is a senior mortgage prior to the subject Mortgage, in the favor of xx which was recorded on xx in the amount of xx.
The subject mortgage was originated on xx in the favor of xx which was recorded on xx."
* Comment history is incomplete (Lvl 3)     "The collection comments are available fromXX/XX/XX12 toXX/XX/XX18. Latest 24 months collection comments are required and the comments are missing from 7XX/XX18 to 9XX/XX18."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx in the favor of xx which was recorded on xx. The XXX report dated 1XXX/XX18 shows that there is a senior mortgage prior to the subject Mortgage, in the favor of xx which was recorded on xx in the amount of xx. The final HUD-1 does not show any payoff to xx. No release or satisfaction document has been found in the loan document stating the prior mortgage has been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed. Hence, the subject mortgage is not at risk by the unreleased lien."	* Active Judgment Against Borrower (Lvl 2) "As per the ProTitle report dated 1XXX/XX18, numerous judgments were found against xx in the amount of xx & against xx in the amount of xx due to the common name."
* Missing Required Disclosures (Lvl 2)     "The list of Service Provider's disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following required state disclosures are missing from the loan file.
1.Title Insurance Disclosure.
2.Radon Gas Disclosure.
3.Insurance Sales Disclosure."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
																																																																																								This loan failed the TILA foreclosure rescission finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99545312	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,320.35	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	41.161%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$101,429.27	Not Applicable	2.500%	xx	XX/XX/XX11	Financial Hardship	xx
No judgment and liens were open against the borrower.
The 2017 combined 1st installment taxes were paid on XX/XX/xx17 in the amount of xx.
The 2018 combined 2nd installment taxes are due on XX/XX/xx19 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of 9XX/XX18, the borrower is performing with the loan and the next due date for payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 8XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on xx.	Collections Comments:The borrower is performing with the loan and the next due date for the payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.
The reason for default from the servicing comment is Excessive Obligations.
The loan has been modified twice since origination the last modification which was effective on
xx. The Unpaid principal Balance is xx with interest rate 2.500% which steps up to 4 steps ending at 4.625%. The borrower promises to pay the monthly P&I of xx beginning from xx to the maturity date 7XX/XX33.
According to the available servicing comment and document the foreclosure has not been initiated.
 According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 57 months for the total amount of xx. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The case was discharged on xx and fully terminated on xx.
As per servicing comment, the subject property has been occupied by the owner. No pertaining damaged to the subject property has been found. Also, the BPO report is unavailable in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 57 months for the total amount of xx. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The case was discharged on xx and fully terminated on xx.	This Step modification agreement was signed between the borrower “xx” and the lender "xx" dated on xx. The Unpaid principal Balance is xx with interest rate 2.500% which steps up in 4 steps ending at 4.625%.
The borrower promises to pay the monthly  P&I of xx beginning from xx to the maturity date 7XX/XX33. No, any deferred amount has been given in the modification. The interest-bearing amount is xx. The loan has been modified twice since origination. The first time the loan was modified on xx. The copy of the modification was located at "1686646472_313274_LOAN.pdf xx.
Missing Required State Disclosures Notice of Servicing Transfer Missing Required Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 183 Tape Value: 184 |---| -1 |----| -0.01% Comment: As per Note the Age of loan is 183.However, tape reflects it as 184. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER, the borrower had filed bankruptcy. Hence, bankruptcy is yes; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Modification, the loan amortization type is Step; However, tape reflects as Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: As per the modification, mod step 1 date is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value:xx   Variance: -30 (Days)   Variance %:    Comment: As per the modification, mod step 2 date is xx.However, tape reflects it as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: As per the modification, mod step 3 date is xx.However, tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: As per the modification, mod step 4 date is xx.However, tape reflects it as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 265   Tape Value: 364   Variance: -99   Variance %: -0.27%   Comment: As per Modification, the stated remaining term is 265.However, tape reflects it as 364.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is Fixed.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00010000000000001111111   Variance:    Variance %:    Comment: As per Payment History, the String is 000000100000. However, tape reflects it as 0001000000000000111111111111111.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 11111110000000000000000'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000001000000. However, tape reflects it as 1111110000000000000000000'.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 44%   Variance:    Variance %: -0.52%   Comment: As per 1003 the post close DTI is 43.696%.However, tape reflects it as 44.216%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX33 Tape Value: XXX/XX33 Variance: -122 (Days) Variance %: Comment: As per the modification, stated maturity date is XX/XX/XX33; however, tape data reflects with XX/XX/XX33. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in North Carolina state. The following state disclosures are missing from the loan file.
1. Amortization Schedule Disclosure.
2. Credit Property Insurance Disclosure.
3. Fee Agreement.
4. Priority of Security Instrument Disclosure.
5. Attorney Selection Disclosure."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59744486	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$390.29	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.065%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$165,011.70	$16,500.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx

There are two active state tax lien against the borrower xx xx
There are two active junior civil judgment lien against XXXX xxin the amount of xx and xx.

There are two active junior credit card judgment lien against xx
The 2017 Combined annual taxes are paid on XX/XX/xx17 for the amount of xx.
The 2018 Combined annual taxes are due on XX/XX/xx18 for the amount of xx

According to the payment history as of datedXX/XX/XX18, the borrower is current with the loan and making regular payments. The next due for 1XXX/XX18.The last payment was received onXX/XX/XX18in the amount of xx with interest rate 4.750% which was applied to 1XXX/XX18. The new UPB is reflected in the amount of xx. However, the borrower is making payments as per the modification which was made on xx.	Collections Comments:The borrower is current with the loan and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate 4.750% which was applied to 1XXX/XX18. The new UPB is reflected in the amount of xx. However, the borrower is making payments as per the modification which was made on xx. The reason for default is an excessive obligation. The loan was modified once since origination. The borrower is making payment as per modification agreement which was made on xx between the borrower xx And xx according to modified term, the new principal balance is xx. The interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay in 4 steps start from P&I is xx to 658.99 and interest rate is 2.00% to 4.7500% beginning on xx till maturity date 7XX/XX50. The borrower is currently making payment as per fourth step for the amount of xx with interest rate of 4.750%. The borrower xx and xx had filed for bankruptcy under xx with the case# xx on xx. The schedule “D” not filed by the borrower. No POC was filed by the borrower. The debtor has dismissed the case on xx. The case was terminated on xx. The borrower xx was deceased on xx. However, the death certificated located at “xx xx”. Also, the collection comment dated XX/XX/XX18 shows the borrower xx was deceased on xx. The subject property occupancy is unable to determine. No damage and repairs are found. The latest BPO reports are not available.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed for bankruptcy under xx with the case#xx on xx. The schedule “D” not filed by the borrower. There is no POC was filed by the borrower. The debtor has dismissed the case on xx. The case was terminated on xx.	The loan was modified once since origination. The borrower making payment as per modification agreement which was made on 7XX/XX10 between the borrower xxx, according to modified term, the new principal balance is xx. The interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay in 4 steps start from P&I is xx to 658.99 and interest rate is 2.00% to 4.7500% beginning on 8XX/XX10 till maturity date 7XX/XX50. The borrower currently making payment as per fourth step for the amount of xx with interest rate of 4.750%.	Affiliated Business Disclosure Missing Required State Disclosures Origination Appraisal	Field: Age of Loan Loan Value: 179 Tape Value: 181 |---| -2 |----| -0.01% Comment: As per note the age of loan is 179. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The loan is performing.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification the loan amortization type is step   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification the mod first step1 date is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification the mod first step 2 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification the mod first step 3 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification the mod first step 4 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 565   Variance: -85   Variance %: -0.15%   Comment: As per modification the modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The amortization type is fixed. There is no negam potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000110000000   Tape Value: 11000000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000011000   Tape Value: 00000000000000000001011'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 28%   Tape Value: 28%   Variance:    Variance %: -0.01%   Comment: As per application the post-close per 1003 is 28.065%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX50 Tape Value: 6XX/XX33 Variance: -6239 (Days) Variance %: Comment: As per modification the stated maturity date is XX/XX/XX50.&#xxD; Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on xx. However, the death certificated located at “xx xx”. Also, the collection comment dated XX/XX/XX18 shows the borrower xx was deceased on xx."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX11 toXX/XX/XX15, 1XXX/XX16 to XX/XX/XX16 andXX/XX/XX18 toXX/XX/XX18. However, as we require the latest 24 months comment history. The comment history is missing from 8XX/XX16 to XX/XX/XX16 and XXX/XX17 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Georgia state. The following state disclosures are missing from the loan file:
1 Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2 Disclosure of Additional Fees"
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* State Tax Judgment (Lvl 2)     "As per the updated report dated XX/XX/XX18, there are two junior active State Tax lien against the borrower xx in the amount of xx in the favor of Department Of Revenue-State Tax Execution which was recorded on xx and xx. The property address on the document is consistent with the subject property address. Also, the SSN# is provided to the document."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test: Loan data : xx, Comparison data : xx, Variance : -xxx0."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61142225	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,089.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	24.289%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$168,783.48	$43,800.00	4.000%	xx	XX/XX/XX16	Financial Hardship	xx 2016 combined annual taxes are paid on XX/XX/xx16 in the amount of xx. 2017 combined annual taxes are paid on 1XXX/XX17 in the amount of xx. No prior years delinquent taxes have been found.	According to a review of the payment history as of XX/XX/XX18, the borrower is currently Performing and the next due date for payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the 9XX/XX18 payment. The UPB reflected in the latest payment history is in the amount of xx minus the Deferred Amount of xxxx0 leaves a UPB of xx. The borrower has been making payment as per the Modification in 2016.	Collections Comments:The loan is currently Performing and the next due date for payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the 9XX/XX18 payment. The UPB reflected in the latest payment history is in the amount of xx minus the Deferred Amount of xxxx0 leaves a UPB of xx. The borrower has been making payment as per the Modification in 2016.
The reason for default from the servicing comment was Excessive Obligations.
The loan has been modified three times since origination.  The latest mod was a Step modification "xx" made between the borrower “xx” and the lender xx dated xx.  The Unpaid principal Balance is xx with a step interest rate starting at 4% which steps up in 2 additional steps ending at 4.375%.  The borrower promises to pay the monthly P&I of xx beginning xx and ends at xx beginning with the xx payment.  The maturity date is 1XXX/XX50. The interest-bearing amount is xx and the deferred balance is xxxx0 which is due in a balloon payment at maturity.  The Agreement further indicates the Interest Bearing Principal Balance will be further reduced by the 6th year U.S. Treasury pay-for-performance incentive of xxThis exceeds 2% of the Modified Amount.
The borrower had filed bankruptcy under xx with the case# xx on xx and the plan was dismissed on xx and was terminated on xx.As per the order confirming xx plan the debtor was supposed to pay xxx per month to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx.
No comment pertaining to damage has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case# xx on xx and the plan was dismissed on xx and was terminated on xx.As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxx for per month to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx.	The latest mod was a Step modification "xx" made between the borrower “xx” and the lender xx dated xx. The Unpaid principal Balance is xx with a step interest rate starting at 4% which steps up in 2 additional steps ending at 4.375%. The borrower promises to pay the monthly P&I of xx beginning xx and ends at xx beginning with the xx payment. The maturity date is 1XXX/XX50. The interest-bearing amount is xx and the deferred balance is xxxx0 which is due in a balloon payment at maturity. The Agreement further indicates the Interest Bearing Principal Balance will be further reduced by the 6th year U.S. Treasury pay-for-performance incentive of xxThis exceeds 2% of the Modified Amount.
The loan has been modified three times since origination. First onXX/XX/XX04 (located at xxx	Modification Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 180 Tape Value: 182 |---| -2 |----| -0.01% Comment: As per Note the age of loan is 180 however, tape reflects it as 182. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER Bankruptcy was filed post origination however, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: As per Servicing comment the current status is Performing as the loan is current however, tape reflects it as Collections.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: xx  Variance: 96 (Days)   Variance %:    Comment: As per Mod the last Mod date is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Mod the amortization type is Step however, tape reflects it as Fixed which the Note at origination was a fixed rate.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: 31 (Days)   Variance %:    Comment: The first mod step was on xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.08%   Comment: The first mod step P&I payment was xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: 334 (Days)   Variance %:    Comment: As per Mod step 2 date is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.05%   Comment: The 2nd Mod Step P&I payment was xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 4.0%   Tape Value: 4.4%   Variance:    Variance %: -0.38%   Comment: The 2nd Mod Step Rate is 4%.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 30 (Days)   Variance %:    Comment: The Modification First Payment Date was on xx.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.08%   Comment: As per Mod the P&I is xx.However, tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 408   Tape Value: 569   Variance: -161   Variance %: -0.28%   Comment: As per Mod the stated remaining term is 407.However, tape reflects it as 569.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note the Neg AMort is Not Applicable.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011010000   Tape Value: 10100000000000000011100   Variance:    Variance %:    Comment: As per Payment History, the String is 000011010000. However, tape reflects it as 101000000000000000000000011100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000010110000   Tape Value: 00111000000000000000101'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000010110000. However, tape reflects it as 0011100000000000000000000101.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 24%   Tape Value: 20%   Variance:    Variance %: 4.40%   Comment: As per 1003 the DTI is 23.967%.However, tape reflects it as 19.570%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX50 Tape Value: 5XX/XX33 Variance: -6362 (Days) Variance %: Comment: As per Note the maturity date is 1XXX/XX50.However, tape reflects it as 5XX/XX33. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan has been modified three times since origination. The latest mod was a Step modification "xx" made between the borrower “xx” and the lender xx dated xx. The New Unpaid Principal Balance is xx, the interest-bearing amount is xx, and the deferred balance is xxxx0 which is due in a balloon payment at maturity. The Agreement further indicates the Interest Bearing Principal Balance will be further reduced by the 6th year U.S. Treasury pay-for-performance incentive of xxThis exceeds 2% of the Modified Amount."	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The latest loan modification "xx" (located at "xx") is not executed by the borrower."	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Risk Indicator is Moderate for failing the Prohibited Fees First Lien Test, the Broker Fees Test, and the Origination Fee & Broker Fee Test."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "Per the updated title report dated 1XXX/XX18, the Chain of Assignments is not complete.  The original lender of record is xx.  There are no assignments of record found.  The latest assignment should be in the name of xx."
* XXX State Regulations Test Failed (Lvl 2)     "Prohibited Fees First Lien Test: Result: FAIL. Loan Data:xx; Comparison Data: xxx; Variance:+xx.
This loan failed the first lien prohibited fees test. (MRS § 408.052 1.)  The loan has fees that are prohibited for this license type.  No lender shall charge, require, or receive any points or other fees of any nature whatsoever, except insurance and a 1% origination fee, whether from the buyer or the seller or any other person, except that the lender may charge bona fide expenses paid by the lender to any other person or entity for services actually performed in connection with a loan. In addition, if the loan is for the construction or improvement of residential real estate, the lender may charge a fee not to exceed 1% of the loan amount for inspection and disbursement of the proceeds of the loan to third parties.
Broker Fees Test:Result:FAIL. Loan Data: xx; Comparison Data: xxx; Variance: +xx.
This loan failed the broker fees test due to one or more of the following findings: (Division Guidance on Broker Compensation).  The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%; or The loan does not have DIDMCA preemption selected and collects broker fees in any amount from both the lender and the borrower; or The loan does not have DIDMCA preemption selected and the sum of all broker fees paid by the borrower exceeds 1%.
Origination Fee & Broker Fee Test: Result:FAIL. Loan Data: xx; Comparison Data: xx; Variance: +xx.
This loan failed the origination fee and broker fee test. (MRS §408.052 1.)  The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MO state. The following state disclosures are missing from the loan file:
MO Collateral Protection Act Notice
Borrower's Choice of Insurer orAgent
Construction Lien Disclosure
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22983421	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,300.20	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	24.182%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$70,408.77	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	xx
There are two state tax Liens Against the borrower xx
There is one active  IRS lien against the borrower xx
There is one civil judgment against the borrower xx
The Combined first and second installment taxes are paid for the amount of xx.
No, any prior year delinquent taxes have been found.
According to payment history as of dated XX/XX/XX18, the borrower currently with the loan and making a regular payment. The next due for 9XX/XX18. The last payment was received on 9XX/XX18 for the amount of xx with an interest rate of 4.625%. However, the borrower making payment as per the modification agreement rate.	Collections Comments:The loan is performing and next due for 9XX/XX18. The last payment was received on 9XX/XX18 for the amount of xx with an interest rate of 4.625%. However, the borrower making payment as per the modification agreement rate.
The reason for default is a curtailment of income.
The loan was modified once since origination. The borrower making payment as per modification agreement which was made on xx between xx and xx with the lender xx.  As per the modified term the new principal balance  xx. The borrower promises to pay for the amount of xx with interest rate 4.625% beginning from xx till a maturity date of 4XX/XX54.
The borrower xx and xx had filed bankruptcy under xxplan case#  xx on xx. The plan was confirmed on xx. The borrower promise to pay for trustee in the amount of xx commencing 8XX/XX15 to XX/XXx15 and xxx commencing 1XXX/XX15 to 7XX/XX20.
As per Collection comment datedXX/XX/XX16, the foreclosure was initiated. The foreclosure sale was scheduled on xx. No further details are found regarding foreclosure. However, the foreclosure was put on hold because of borrower active in bankruptcy.
The subject property is owner-occupied. No damage and repairs are found. The latest BPO report is not available from the loan file.

Foreclosure Comments:As per Collection comment datedXX/XX/XX16, the foreclosure was initiated. The foreclosure sale was scheduled on xx. No further details are found regarding foreclosure. However, the foreclosure was put on hold because of borrower active in bankruptcy. The borrower xx had filed bankruptcy under xxplan case#  xx on xx. The plan was confirmed on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xxplan case#  xx on xx. The plan was confirmed on xx. The borrower promise to pay for trustee in the amount of xx commencing 8XX/XX15 to XX/XXx15 and xxx commencing 1XXX/XX15 to 7XX/XX20.

The loan was modified once since origination. The borrower making payment as per modification agreement which was made on xx between xx and xx with the lender xx. As per the modified term the new principal balance xx. The borrower promises to pay for the amount of xx with interest rate 4.625% beginning from xx till a maturity date of 4XX/XX54.

HUD-1 Closing Statement Affiliated Business Disclosure Missing Required State Disclosures Missing Dicsloures	Field: Age of Loan Loan Value: 178 Tape Value: 179 |---| -1 |----| -0.01% Comment: As per Note document age of loan 178. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per servicing comment foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx.   Tape Value: xx,   Variance:    Variance %:    Comment: The lender name reflects as xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 608   Variance: -128   Variance %: -0.21%   Comment: As per Modification Document the modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note Document Loan was originated with the fixed interest rate. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000011   Tape Value: 00000000101010000110101   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000011.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000000000   Tape Value: 10101100001010100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 110000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 18%   Tape Value: 24%   Variance:    Variance %: -6.04%   Comment: As per Final Application post close DTI XX/XXx%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note Document property address street xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX54 Tape Value: 8XX/XX18 Variance: -13027 (Days) Variance %: Comment: As per Modification document maturity date is 4XX/XX54. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD is available from the loan file which is located at “xx”. However, the some point and fees are handwritten."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description mentioned on bargain and sale deed which was recorded on xx with xx is inconsistent with a subject mortgage and final title policy.
The legal description of bargain and sale deed (“xx”) contains degrees, meets, and bounds which is completely missing from the subject mortgage and final title policy.
This can be cured by re-recording the subject mortgage with correct legal description."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there are two state tax Liens Against xx (state tax lien or warrant) which were recorded on xx and xx in the favor of Commissioner Of Taxation and Finance total in the amount of xx. However, the name of borrower and property address is consistent with the document."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated bythe borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following state disclosures are missing from the loan file.

1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to the updated title report dated XX/XX/XX18, there is one active IRS lien against the borrower xx in the favor of Internal Revenue Service for the amount of xx which was recorded on XX/XX/XX11. However, the name of borrower and SSN# is consistent with the document."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27001336	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,018.85	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	73.866%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$80,852.62	Not Applicable	4.625%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated onXX/XX/XX18 shows that the subject mortgage was xx
No active Judgment and Lien are found.
Combined annual taxes of 2018 are due in the amount of xx.
Combined annual taxes of 2017 have been paid in the amount of xx.
As per the review of updated payment historyXX/XX/XX18,the borrower is making regular payment and the next due date is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is xx.

Collections Comments:The loan is in collection. Provided payment history dated fromXX/XX/XX15 to 9XX/XX18 reveal that the loan borrower making regular payment as per the modification. The loan was modified twice since origination.
As per the review of updated payment historyXX/XX/XX18, the borrower is making regular payment and the next due date is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.
xx had filed bankruptcy under xx with case#xx on xx and discharged on xx. As per chapter plan dated xx, the debtor shall pay to the trustee the amount of xx every month for 60 months. No POC filed by the lender. No other details have been found.
No foreclosure activity has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx with case#xx on xx and discharged on xx . As per chapter plan dated xx, the debtor shall pay to the trustee the amount of xx every month for 60 months. No poc filed by the lender. No other details have been found.	The loan modification agreement was made between xx and xx, on xx. The first modified payment is still due for xxx and the new maturity date will be 9XX/XX57. The new Modified Unpaid Principal Balance is xx.The modification rate would be 4.625% and modified P&I is xx. Another modification documents is available in the loan file (Doc-797) with the principal amount of xx, P&I xx and interest rate would be 4.625%.	Missing Required State Disclosures Affiliated Business Disclosure Missing Required Disclosures	Field: Age of Loan Loan Value: 179 Tape Value: 180 |---| -1 |----| -0.01% Comment: Age of Loan 179. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy Yes.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Borrowe Last Name is xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Lender Name xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 650   Variance: -170   Variance %: -0.26%   Comment: Modification Stated Term 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort potential ? Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000033333222222212   Variance:    Variance %:    Comment: Payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 21222222233333000000000'   Variance:    Variance %:    Comment: Payment History string Reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 74%   Tape Value: 58%   Variance:    Variance %: 15.53%   Comment: Post Close DTI per 1003 is 73.866%..   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address street is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX57 Tape Value: 7XX/XX33 Variance: -8828 (Days) Variance %: Comment: Stated Maturity date is 9XX/XX57. Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia State and the Georgia state requires total 2 disclosures which are:
1)Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2)Disclosure of Additional Fees"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "As per the final 1003 application, the income of the borrower is xx. However, the total debt is xx. Hence, the DTI is 73.866%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	591789	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$3,472.47	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX17	$75,847.66	Not Applicable	5.875%	xx	XX/XX/XX17	Financial Hardship	xx. There are Active Judgment and Lien pending against the borrower. 1) There is a junior mortgage against the borrower of xx. 2) There is a Civil Judgment against the borrower ofxx 3) There is a Civil Judgment against the borrower of xx 4) There is a Civil Judgment against the borrower of xx. Taxes have been paid in the total amount of xx for the year 2017-2018. Taxes have been paid in the total amount of xx for the year 2019. No prior year delinquent taxes are found.	Review of latest payment history as of XX/XX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx. The borrower is making payments as per modification agreement interest rate and terms.	Collections Comments:xx had filed bankruptcy under xx Case#xx on xx and the debtor was discharged on xx. The case was terminated on xx. Voluntary petition was filed on xx does not show any unsecured portion. Motion for relief from automatic stay was not filed. Final Decree was filed on xx. No information is available to understand the current status of foreclosure process. Borrower wants to keep the property. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed. The reason for default is as follows: The Borrower is unemployed. There is no source of income.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx Case#xx on xx and the debtor was discharged onxx. The case was terminated on xx. Voluntary petition was filed on xx does not show any unsecured portion. Motion for relief from automatic stay was not filed. Final Decree was filed on xx.	Loan Modification agreement was made between xx(Borrower) and xx (Lender) on an effective date of xx. The borrower had promised to pay the UPB of xx with interest rate of 5.875% with P&I in the amount of xx.	Initial Escrow Acct Disclosure
Credit Application
Missing Required State Disclosures
Origination Appraisal
Final Truth in Lending Discl.
Title Policy
Affiliated Business Disclosure
Notice of Servicing Transfer
Right of Rescission	Field: Age of Loan Loan Value: 179 Tape Value: 180 |---| -1 |----| -0.01% Comment: Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 651   Variance: -171   Variance %: -0.26%   Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000999998765655554   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 45555656799999900000000'   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 7XX/XX33 Variance: -8858 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file; however, Title Commitment is available in the loan file at "xx	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
NJ Application Disclosure
Delivery Fee Authorization
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Lock-In Agreement
Commitment Disclosures
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Compliance Ease State Regulations are failed as the loan is failing for Prohibited Fees Test::  Charged xx Allowed  xxx00 Over By+ xx
ThisXXX prohibited fees test.
( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure  is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease TILA Test is failed as loan is failing for TILA APR test:  Charged 0.000%  Allowed  6.055% Over By - 6.055%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 6.055%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "Subject mortgage was originated with xx. Grantor, xx, acting by and through the Federal Housing Commissioner conveyed the subject property to xx through deed which was recorded on xx with book#xx and page#xx; Later, xx conveyed the property to xx and xx  via quit claim deed which was recorded on xx; Later, xx & xx conveyed her property to xx via quit claim deed which was recorded on xx with xx and same is reflecting in current vesting in the updated title report."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test: Charged 0.000% Allowed 6.055% Over By - 6.055%. Compliance Ease Risk Indicator is moderate as the loan is failing for Prohibited Fees Test:: Charged xx Allowed xxx00 Over By+ xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36065630	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,750.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.563%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$66,098.49	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx
There is a junior judgment against the  borrower xxThe 2017 county taxes have been paid in the amount of xx.
No prior years delinquent taxes have been found.
As per the review of the payment history, the borrower is regular with mortgage payments. The next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx and interest rate 4.000 % which was applied forXX/XX/XX18. The UPB is in the amount of xx. The borrower has been making his payments as per the termsof modification made on xx .	Collections Comments:According to review of the servicing comments as ofXX/XX/XX18, the present status of the loan is performing. However, the bankruptcy is still active for the loan.
The borrower xx and xx had filed bankruptcy under xx with the case #xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage is xx.As per xx plan dated xx, the debtor shall pay the trustee xx per month for a period of 18 months, xx per month for a period of 11 months, xx per month for a period of 6 months xx per month for a period of 6 months and xx per month for a period of 19 months for the base plan amount of xx.
The foreclosure was re-initiated in 2016 and the sale was scheduled for xx. However, the foreclosure was put on hold due to banckptcy.

No comment indicating damage to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case #xx on xx. The plan was confirmed on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage is xx.
As per xx plan dated xx, the debtor shall pay the trustee xx per month for a period of 18 months, xx per month for a period of 11 months, xx per month for a period of 6 months xx per month for a period of 6 months and xx per month for a period of 19 months for the base plan amount of xx. The motion for relief from stay was filed onXX/XX/XX15. As per Trustee`s final report dated XX/XX/XX18 the total amount paid or on behalf of the debtor is xx.	This modification agreement was made between Borrower xx and xx dated xx. The reason for modification is a financial hardship. As per the modified terms, the borrower promised to pay new principal balance in the amount of xx with a modified interest rate 4.000 % beginning from xx . The new maturity date will be XXX/XX57.
The loan was previosuly modifed with lender "xx" on xx	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 177 Tape Value: 178 |---| -1 |----| -0.01% Comment: As of review date, the age of loan is 177 months. &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed the bankruptcy post loan origination undcer xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 640   Variance: -160   Variance %: -0.25%   Comment: As per mod, the stated term is 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011000000044433   Variance:    Variance %:    Comment: AS per payment history, the payment string is 0000xxx.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 33444000000011000000000'   Variance:    Variance %:    Comment: AS per payment history, the reversed payment string is 0000xxx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 17%   Tape Value: 34%   Variance:    Variance %: -17.18%   Comment: As per 1003, the post close DTI| is 16.774%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value:xx   Variance:    Variance %:    Comment: As per note, the proeprty address xx; However, the tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per 1003, the purpose of refinance is Cash out. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1, the purpose of refinance is Cash out. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: 9XX/XX33 Variance: -8523 (Days) Variance %: Comment: As per mod, the stated term is 480 months. &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX11 toXX/XX/XX18. However, we require the latest 24 months comment history. Hence, the comment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "Required state disclosure missing from the loan file in the below list.
1.Co-Signer Notice
2.Escrow Disclosure
3.Tattle Tale Notice under the Marital Property Act
4.Choice of Insurance Disclosure
5.Pre-Application Fee Disclosure
6.Marital Property Act Disclosure
7.Explanation of Personal Obligation"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50019154	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nebraska	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,286.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	39.096%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$49,007.54	Not Applicable	6.750%	xx	XX/XX/XX14	Financial Hardship	xx
No assignment of mortgage was done since origination.
 Active liens and judgments are as follows:

There is an active Child Support Lien against the borrower in the favor of xx
No prior year delinquent taxes have been found. The 2018 combined annual taxes are paid on XX/XX/XX18 and XX/XX/XX18 in the amount of xx and xx respectively.
According to the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The current loan status is performing. As per the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The loan was modified on xx between the borrower xx and lender xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.750 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is XX/XX/XX54. This loan was modified once.
The reason for default is a curtailment of an income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
No foreclosure details have been found from recent collection comments.
According to the PACER, the borrower xx had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The motion for relief from stay was granted on xx. The plan was confirmed on xx. As per the confirmed plan, the debtor shall pay the trustee xx for 36 months under xx. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down.
According to servicing comment datedXX/XX/XX15, the subject property was damaged due to hail/storm/lightning. The date of loss wasXX/XX/XX15. The release of claim check was approved in the amount of xx and the claim was in the amount of xx. The details regarding the repair is unavailable.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx had filed for bankruptcy under xx with the case#xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The motion for relief from stay was granted on xx. The plan was confirmed on xx. As per the confirmed plan, the debtor shall pay the trustee xx for 36 months under xx. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down.	According to the modification, the loan was modified on xx between the borrower xx and lender xx. The new modified principal balance as per modification is in the amount of xx with a fixed interest rate at 6.750 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The new maturity date will be XXX/XX54.	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Age of Loan Loan Value: 176 Tape Value: 177 |---| -1 |----| -0.01% Comment: Age of Loan is 176.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -1 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 604   Variance: -124   Variance %: -0.21%   Comment: Modified Stated Term per Modification is 480.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000110000000000000   Variance:    Variance %:    Comment: As per payment history, the Payment History String is 00000000001   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000001100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 40%   Variance:    Variance %: 2.11%   Comment: Post Close DTI per 1003 is 41.852%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as:xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX54 Tape Value: 1XXX/XX33 Variance: -7428 (Days) Variance %: Comment: Stated Maturity Date per Modification is XX/XX/XX54.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX11 toXX/XX/XX18; however, the comment history is missing from XX/XX/XX18 to XX/XX/XX18. We require the latest 24 months of complete comment history."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37193246	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$0.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	3 Family	xx	xx	Investor	Yes	Yes	No	54.308%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is one Water/Sewer lien was found against the property in the amount of xx in favor of xx
There is one Muni/City/Code lien was found against the property in the amount of  xx in favor of xx which was recorded on xx
There are 32 Muni/City/Code lien was found against the common name xx which was recorded on XX/XX/XX18.
There are 13 Muni/City/Code lien was found against the common name xx
The First civil judgment was found against the borrower xx
There are 11civil judgment was found against the borrower xx
The Second civil judgment was found against the borrower xx.
However supporting documents attached with title report there is no property address is mentioned.
The taxes are paid till 2018 and the tax amount is not available. No prior year delinquent taxes are found.
According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The next payment due date is for 1XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 7.500%, which was applied for 9XX/XX18.
The UPB reflected is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.
Collections Comments:As per the review of servicing comments the loan is performing. The loan is due for 1XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 7.500%, which was applied for 9XX/XX18.
The UPB reflected is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.
As per servicing comments XX/XX/XX17, the reason for default as per servicing comments is the Excessive Obligation. But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
The foreclosure was initiated and the file was referred to attorney xx.  The borrower has complaint filed on xx with case number xx. The foreclosure was put on hold due to borrower xx had filed bankruptcy under xx with case # xx on xx.
As per servicing comments on XX/XX/XX17, the property is occupied by the owner. No damage is found to the property.

Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney xx.  The borrower has complaint filed on xx with case number xx. The foreclosure was put on hold due to borrower xx had filed bankruptcy under xx with case # xx on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case #xx on xx. The debtor shall pay xx per month for 36 months beginning December 11, 2017 each month to be distributed by the Trustee under the Plan. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx.	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Age of Loan Loan Value: 194 Tape Value: 195 |---| -1 |----| -0.01% Comment: As per Note document, age of the loan is 194 remaining terms months.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and the file was referred to attorney xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX32   Variance:    Variance %:    Comment: No Modification agreement found in file and the borrower is making payments as per Note terms.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Modification agreement found in file and the borrower is making payments as per Note terms.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: No Modification agreement found in file and the borrower is making payments as per Note terms.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note document, the not is Fixed Amortized. Hence Neg Amort is Not Applicable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.30%   Comment: An Appraisal report, Original Appraised Value xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000123   Tape Value: 00000000066654333222211   Variance:    Variance %:    Comment: As per the payment history string as 000000000123.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 321000000000   Tape Value: 11222233365666000000000'   Variance:    Variance %:    Comment: As per the payment history string reversed as 321000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 54%   Tape Value: 75%   Variance:    Variance %: -20.20%   Comment: As per the final 1003 DTI is 54.308%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note document property Address street xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Cash Out - Other Variance: Variance %: Comment: As per 1003 purpose of refinance is change in rate and terms. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in lower lien position. As there is one Water/Sewer/Utilities and one Muni/City/Code lien on the subject property.
There is one Water/Sewer lien was found against the property in the amount of xx in favor of xx, Water Revenue which was recorded on xx.
There is one Muni/City/Code lien was found against the property in the amount of  xx in favor of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 4)     "As per the review of updated title report dated XX/XX/XX18 shows that there is one Water/Sewer lien was found against the property in the amount of xx in favor of xx, Water Revenue which was recorded on xx.
There is one Muni/City/Code lien was found against the property in the amount of  xx in favor of xx which was recorded on xx.
The subject property is situated in the state of Pennsylvania, which is a super lien state. There is possibility of foreclosure because of these liens. To avoid this the liens have to be paid in full."	* Deceased Borrower(s) (Lvl 3) "As per death certificate, located at "xx" from the given loan file. The borrower xx was deceased on xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing Transfer document is missing in the given loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Required Affiliated Business disclosure document is missing in the given loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29750895	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$8,163.18	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Yes	No	No	90.534%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$158,808.49	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xxxx18 combined 1st installment tax has been paid in the amount of xx on XXX/XX18.
2018 combined 2nd installment tax has been paid in the amount of xx on 5XX/XX18.
2018 combined 3rd installment tax has been paid in the amount of xx on 8XX/XX18.
2018 combined 4th installment tax has been paid in the amount of xx on 1XXX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for the default is an excessive obligation.
The borrower has bee making the payments as per the modification. This step loan modification agreement was made between (borrower)xx and (Lender) xx dated on 5XX/XX10.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 5 steps ending at 5.125%. The borrower promises to pay the monthly  P&I of xx beginning from 6XX/XX10. The maturity is dated on 1XXX/XX31. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The date of the last filing is xx. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 36 months. The POC was filed on xx with the claim amount of xx and the arrearage is xxo information has been found pertaining to foreclosure.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The date of the last filing is xx. According to the xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 36 months. The POC was filed on xx with the claim amount of xx and the arrearage is xxx1.	This step loan modification agreement was made between (borrower) xx and (Lender) xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 5 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on 1XXX/XX31. There is no provision for the balloon payment.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -8 (Days) |----| Comment: As per modification agreement, the last modified on xx. However, the tape data reflects on xx.&#xxD; Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the loan amortization type is Step. However, the tape data reflects fixed type.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is xx. However, the tape data reflects on 5XX/XX10.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is xx. However, the tape data reflects on xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value:xx   Tape Value:xx  Variance: -31 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is xx. However, the tape data reflects on xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is xx. However, the tape data reflects on 5XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 5 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per modification agreement, the mod step 1 date is xx. However, the tape data reflects on 5XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 259   Tape Value: 337   Variance: -78   Variance %: -0.23%   Comment: As per modification agreement, stated terms are 259 months. However, the tape data reflects 337 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note there is no negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 4   Tape Value: 1   Variance: 3   Variance %: 3.00%   Comment: The subject property is 4 family as the 1-4 family rider is found in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000002100000000000000   Variance:    Variance %:    Comment: As per payment history string reversed is 000000000000 However, the tape data reflects string is 0000000210000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000120000000'   Variance:    Variance %:    Comment: As per payment history string is 000000000000 However, the tape data reflects string is 0000000000000002100000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 91%   Tape Value: 40%   Variance:    Variance %: 50.37%   Comment: As per 1003 application report, the Post-Close DTI is 90.547%. However, the tape data reflects 40.180%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinance is Cash Out -Other . However, the tape data reflects Debt Consolidation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1, the purpose of the transaction is Cash Out. However, the tape data reflects Refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX31   Tape Value: 1XXX/XX23   Variance: -2952 (Days)   Variance %:    Comment: As per note, stated maturity date is 1XXX/XX23. However, the tape data reflects on 1XXX/XX31   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 4 Family Tape Value: Single Family Variance: Variance %: Comment: The subject property is 4 family as the 1-4 family rider is found in the loan file. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The lien position of the subject mortgage changes to "Second" as the review of updated title report dated XX/XX/XX18 shows, the certificate of sale for water sewer charges against the subject property in the amount of xx(with penalties and late charges) held by “xx” recorded on xx. The subject property is located in “New Jersey” state and there can be a possibility of foreclosure due to this unpaid non mortgage lien. This can be cured if these liens are paid off with unpaid interest and late charge”."
* Title Review shows major title concern (Lvl 4) "Review of updated title report dated XX/XX/XX18 shows, the certificate of sale for water sewer charges against the subject property in the amount of xx(with penalties and late charges) held by “xx” recorded onxx. The subject property is located in “New Jersey” state and there can be a possibility of foreclosure due to this unpaid non mortgage lien. This can be cured if these liens are paid off with unpaid interest and late charge."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the TILA finance charge test.The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx  Variance-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx  Variance -xx
ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee.
Prohibited Fees Test: FAIL Loan Data Comparison Data xx xxx Variance +xx"
* DTI > 60% (Lvl 2)     "As per application, the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, DTI  is exceeding 60%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
ThisXXX prohibited fees test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey.The following state disclosures are missing from the loan file.
1. NJ Application Disclosure
2. Delivery Fee Authorization
3. NJ Attorney Disclosure
4. Unacceptability of Insurance Notice
5. Attorney Disclosure II
6. Tax Bill Information
7. Private Well Testing
8. Lock-In Agreement
9. Commitment Disclosures
10. Choice of Insurer Disclosure
																																																																																								11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20679996	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,249.30	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.635%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$189,118.59	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	xx No active judgments or liens have been found. 2017 combined jurisdiction annual installment tax has been paid in the amount of xx on 1XXX/XX17. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments as per the modification. The Step modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.625%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity is dated on XXX/XX46. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with the case #xx on xx. The plan was confirmed on xx and the date of the last filing is xx. The debtor was discharged on xx and the case got terminated on xx. The POC was filed on xx, the POC amount is xx. As per xx plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. The motion for relief from stay was filed on xx.
No information has been found regarding foreclosure.
The latest BPO is not available to determine the occupancy and current condition of the subject property..  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx on xx. The plan was confirmed on xx and the date of the last filing is xx. The debtor was discharged on xx and the case got terminated on xx. The POC was filed on xx, the POC amount is xx. As per xx plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. The motion for relief from stay was filed on xx.	This Step modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.625%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX11. The maturity is dated on XXX/XX46. There is no provision for the balloon payment.	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination. &#xxD; &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per the PACER, The debtor was discharged on xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 3 Date as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 422   Tape Value: 509   Variance: -87   Variance %: -0.17%   Comment: As per the modification, the term is 422 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX03   Variance: 1 (Days)   Variance %:    Comment: As per appraisal, original appraisal date isXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 40%   Tape Value: 44%   Variance:    Variance %: -4.43%   Comment: As per the application, the post close DTI is 39.998%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as cash out-other. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX46 Tape Value: 1XXX/XX33 Variance: -4534 (Days) Variance %: Comment: As per the modification, 0XXX/XX46. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following disclosures are missing from the loan file:
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Loan DataxxComparison DataxxVariance-xxx4
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Chain of Assignment is not complete. Latest assignment per updated title report is from xx to xx recorded XX/XX/XX09. The assignment is missing from xx to xx to xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98953839	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,288.84	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	Yes	78.199%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$123,690.90	$32,100.00	3.750%	xx	XX/XX/XX18	Financial Hardship	xx
No active judgments or liens have been found.
2017 county jurisdiction 1st installment tax has been paid in the amount of xx onXX/XX/XX18.
2017 county jurisdiction 2nd installment tax has been paid in the amount of xx onXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment datedXX/XX/XX18, the reason for default is an illness of the borrower.
The borrower has been making the payments as per the modification. The modification agreement was done on xx, between the (borrower) xx & xx and the (lender) xx.
The Unpaid principal Balance is xx with interest rate 3.75% which steps up in 2 steps ending at 3.75%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity is dated on 6XX/XX52. The interest-bearing amount is xx and deferred balance in the amount of xx. The principal forgiven is in the amount of xx There is no provision for the balloon payment.
The foreclosure process was initiated and the complaint was filed on xx. The complaint was filed with the case # xx. The foreclosure process was put on hold as the borrower xx had filed bankruptcy under xx with the case # xx on xx.
The borrower xx had filed bankruptcy under xx with the case # xx on xx and plan was confirmed on xx. The debtor was discharged on xx and the case was terminated on xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx with the claim amount of xx and the amount of arrearage is xx. The motion for relief from stay was filed on xx.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure process was initiated and the complaint was filed on xx. The complaint was filed with the case # xx. The foreclosure process was put on hold as the borrower xx had filed bankruptcy under xx with the case # xx on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx on xx and plan was confirmed on xx. The debtor was discharged on xx and the case was terminated on xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx with the claim amount of xx and the amount of arrearage is xx. The motion for relief from stay was filed on xx.	The modification agreement was done on xx, between the (borrower) xx & xx and the (lender) xx.
The Unpaid principal Balance is xx with interest rate 3.75% which steps up in 2 steps ending at 3.75%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on 6XX/XX52. The interest-bearing amount is xx and deferred balance in the amount of xx. The principal forgiven is in the amount of xx There is no provision for the balloon payment.	Modification Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 174 Tape Value: 176 |---| -2 |----| -0.01% Comment: The age of loan is 174. However the tape shows that it is 176. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is evidence of bankruptcy has been found.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The current legal status is performing. However the tape shows that it is Collection.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is an evidence of foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -2191 (Days)   Variance %:    Comment: The doc date of last modification is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The lender name is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -2221 (Days)   Variance %:    Comment: The mod step 1 date is not available. However the tape shows that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xxx7   Variance %: 0.29%   Comment: The mod step 1 P&I is not available. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.8%   Tape Value: 2.0%   Variance:    Variance %: 1.75%   Comment: The mod step 1 rate is not applicable. However the tape shows that it is 2%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -426 (Days)   Variance %:    Comment: The mod step 2 date is not available. However the tape shows that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: -0.01%   Comment: The mod step 2 P&I is not available. However the tape shows that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.8%   Tape Value: 3.0%   Variance:    Variance %: 0.75%   Comment: The mod step 2 rate is not applicable. However the tape shows that it is 3%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The mod step 3 date is not available. However the tape shows that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The mod step 3 P&I is not available. However the tape shows that it is xx..&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: Not Applicable   Tape Value: 3.8%   Variance:    Variance %:    Comment: The mod step 3 rate is not available. However the tape shows that it is 3.75%.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -2191 (Days)   Variance %:    Comment: The modification first payment date is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx2   Variance %: 0.15%   Comment: The modification original P&I is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 3.8%   Tape Value: 2.0%   Variance:    Variance %: 1.75%   Comment: The modification original rate is 3.75%. However the tape shows that it is 2%.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 408   Tape Value: 583   Variance: -175   Variance %: -0.30%   Comment: The modification stated term is 408. However the tape shows that it is 583.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 10000000000000000000000   Variance:    Variance %:    Comment: The paymnet history string is 1000000000000. However the tape shows that it is 000000000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000000000001'   Variance:    Variance %:    Comment: The paymnet history string reversal is 0000000000000. However the tape shows that it is 000000000000001.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 82%   Tape Value: 41%   Variance:    Variance %: 41.17%   Comment: The post close DTI per 1003 is 81.772%. However the tape shows that it is 40.6%.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.11%   Comment: The principal balance stated in mod is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: The purpose of refiance is limited Cash Out. However the tape shows that it is Debt Consolidtion.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX52   Tape Value: 1XXX/XX33   Variance: -6787 (Days)   Variance %:    Comment: The stated maturity date is 6XX/XX52. However the tape shows that it is 1XXX/XX33.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: The subject property is PUD. However the tape shows that it is Single Family.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: The total balance of junior lien is not available. However the tape shows that xxx32 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per Recast (modification) agreement which was made on xx, between (borrower) xx and the (lender) xx. The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of the modified principal balance."	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The loan recast (modification) agreement located in file "xx" was not signed by the borrower. The borrower has been making the payments as per same modification."	* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR document is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per final loan application the borrowers total monthly income is xxx and total debts are in the amount of xx. hence, the DTI shows greater than 60%."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Illinois State. The following required state disclosures are missing from the loan file.
1. IL Collateral Protection Insurance Notice
																																																																																								2. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12836212	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Hampshire	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,787.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	42.822%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$78,371.96	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	xx As per updated title report, annual town taxes for the year of 2018, was paid in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received on 9XX/XX18 in the amount xx which was applied to 9XX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received on 9XX/XX18 in the amount xx which was applied to 9XX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Borrower has filed bankruptcy under xx, case #xx on xx and plan was not confirmed. The case was dismissed on xx due to borrower was failed to file all documents required and the case was terminated on xx.
According to servicing comment foreclosure is not initiated on the loan.
The subject property is owner occupied. According to servicing comment datedXX/XX/XX13, subject property is damage. The nature of damage is not confirmed from the servicing comment. Also, estimated repair amount is not available in the servicing comment. However, the latest servicing comment does not shows that repair is completed or not.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was not confirmed. The case was dismissed on xx due to borrower was failed to file all documents required and the case was terminated on xx.	This loan modification was done on xx between the xx (Borrower) & xx (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.125 % and Monthly P&I is xx. The modification payment start date is xx and new maturity date is 9XX/XX37.
Affiliated Business Disclosure	Field: Age of Loan Loan Value: 175 Tape Value: 176 |---| -1 |----| -0.01% Comment: As per mod age of loan is 175 months however tape data shows 176 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 240   Tape Value: 406   Variance: -166   Variance %: -0.41%   Comment: As per modification stated term is 240 months however tape data shows 406 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000065543211111000   Variance:    Variance %:    Comment: As per payment history payment string is 111111111114 however tape data shows 00000000065543211111000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00011111254556000000000'   Variance:    Variance %:    Comment: As per payment history payment string is 411111111111 however tape data shows 00011111254556000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 43%   Tape Value: 42%   Variance:    Variance %: 0.42%   Comment: As per application post close DTI is 42.822% however tape data shows 42.400%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx however tape data shows 9 Georgetown Dr.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX37 Tape Value: 1XXX/XX18 Variance: -6879 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "Subject mortgage is in second lien position. xx has confirmed in updated title report that, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on xx. The subject property located in NH State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."
* Title Review shows major title concern (Lvl 3) "As per updated title report dated 1XXX/XX18, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on xx. The subject property located in NH State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. It can be cured to pay off the lien amount."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form  disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "According to servicing comment datedXX/XX/XX13, subject property is damage. The nature of damage is not confirmed from the servicing comment. Also, estimated repair amount is not available in the servicing comment. However, the latest servicing comment does not shows that repair is completed or not."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
The loan data is xx which is compared with xx and variance is -xxx2
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9760319	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,091.30	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.855%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$110,203.94	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	xx
The chain of the assignment is unavailable.
No active judgments or liens have been found.
2017-2018 Combined annual installment tax has been paid in the amount of xx on xx.
No delinquent taxes have been found pending prior years.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is a curtailment of income.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX11. The maturity is dated on XXX/XX41. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The debtor was discharged on xx and the case was terminated on xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. The POC was filed on xx with the claim amount of xx and the arrearage is xx.
The foreclosure was initiated and the file was referred to an attorney on xx. The sale was scheduled on xx. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under xx with the case # xx on xx. No further information has been found.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The sale was scheduled on xx. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under xx with the case # xx on xx. No further information has been found.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The debtor was discharged on xx and the case was terminated on xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. The POC was filed on xx with the claim amount of xx and the arrearage is xx.	This Step modification agreement was signed between the borrower xx and the lender xx dated on xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on XXX/XX41. There is no provision for the balloon payment.	HUD-1 Closing Statement Affiliated Business Disclosure Missing Dicsloures	Field: Age of Loan Loan Value: 181 Tape Value: 182 |---| -1 |----| -0.01% Comment: Age of Loan is 181. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER the Current bankruptcy Status is YES.&#xxD;   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the servicing comments the Current Foreclosure Status is YES.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 363   Tape Value: 454   Variance: -91   Variance %: -0.20%   Comment: Modification Stated Term is 363.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000012   Tape Value: 00000002221111111111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000012. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000000000   Tape Value: 11111111111112220000000'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 210000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 45%   Variance:    Variance %: -0.14%   Comment: Post-Close DTI per 1003 is 44.855%.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: 0   Variance:    Variance %:    Comment: Property County found xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX41 Tape Value: 5XX/XX33 Variance: -2861 (Days) Variance %: Comment: Stated Maturity date is XXX/XX41. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from loan file, However points & fee captured from Estimated Hud-1 as located at "xx"."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR is dated xx which is after the transaction date xx."
* Missing Required Disclosures (Lvl 2)     "The subject property is located in Oregon state. The following state disclosures are missing from the loan file.
1. Oregon Forced Placed Insurance Notice
2. Notice where Escrow Account is NOT Required
3. Escrow Notice for Loans Sold to Out-of- State Purchases within one year
4. Anti-Coercion Notice
5. Insurance Premium Notice
6. Insurance Sales Notice
7. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx,000 however the unsecured portion is xx. Did not see comments indicating a cram down."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13415658	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,462.51	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.919%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens found.
2018 combined annual taxes have been paid off in the amount of xx on XX/XX/xx18.
Annual combined taxes have been due in the amount of xx for the year 2017.
No any prior year taxes are delinquent as per updated title report.
The review of updated payment history as of XX/XX/XX18, the subject loan is currently 0 delinquent and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received on 9XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Modification has been made since loan origination and borrower is making payment through original note.	Collections Comments:xx had filed bankruptcy under xx Case#xx on xx and the debtor was discharged on xx.
The case was terminated on xx.
Trustee objection was filed on xx due to Debtor has failed to make any payments to xx trustee and debtor has failed to attend the 341 hearing
Voluntary petition was filed on xx does not show any unsecured portion.
xx trustee final report was filed on xx.
No information is available to understand the current status of foreclosure process.
Review as per servicing comments dated fromXX/XX/XX11 to XX/XX/XX17 state that the borrower has not been delinquent currently and the payment is due from 1XXX/XX18 as the borrower is paying the P&I regularly. The last payment was received on 9XX/XX18 in the amount of xx. The payment history states that the current UPB  is  xx. Borrower wants to keep the property.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx Case#xx on xx and the debtor was discharged on xx.
The case was terminated on xx.
Trustee objection was filed on xx due to Debtor has failed to make any payments to xx trustee and debtor has failed to attend the 341 hearing
Voluntary petition was filed on xx does not show any unsecured portion.
xx trustee final report was filed on xx.
Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 175 Tape Value: 176 |---| -1 |----| -0.01% Comment: Age of Loan is 175, however tape reflected as 176. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy (post-loan origination) is yes, however tape shows as No.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX33   Variance:    Variance %:    Comment: There is no any modification has been made from origination of mortgage.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no any modification has been made from origination of mortgage.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: There is no any modification has been made from origination of mortgage.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is not applicable, however tape reflected as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010101010010000   Variance:    Variance %:    Comment: According to the loan is under performing without any default past 12 months, hence payment history string as 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00001001010101000000000'   Variance:    Variance %:    Comment: According to the loan is under performing without any default past 12 months, hence payment history string reversed as 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 18%   Tape Value: 22%   Variance:    Variance %: -4.35%   Comment: Post-close DTI per 1003 is 17.919%, and tape shows as 22.270%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Updated title report datedXX/XX/XX18 shows an open senior mortgage in the amount of xx dated xx and recorded on xx in the favor of xx. Final title policy at the origination does not reflect this mortgage is as open . Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position as updated title report datedXX/XX/XX18 shows an open senior mortgage in the amount of xx dated xx and recorded on xx in the favor of xx"
* Comment history is incomplete (Lvl 3) "Collection comments history is available fromXX/XX/XX11 to XX/XX/XX17. As we require latest 24 months payment history, payment history is missing from 1XXX/XX16 to 1XXX/XX17."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
 Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
 Disclosure of Additional Fees"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Foreclosure Rescission Finance Charge Test:: Charged xx Allowed xx Over By -xx* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Foreclosure Rescission Finance Charge Test:: Charged xx Allowed xx Over By -xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81919530	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,977.88	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.859%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx The annual combined taxes have been paid in full in the amount of xx. No prior year delinquent taxes have been found.	The Payment History dated XX/XX/XX18 reveals that the loan is performing and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 4.750% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making payments as per the notice of mortgage payment change located at “XXXX”.	Collections Comments:Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed. The latest BPO report unavailable to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the loan is performing and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 4.750% for the due date of 9XX/XX18.  The next due date is 1XXX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making payments as per the notice of mortgage payment change located at “xx.
Borrower “xx” filed Bankruptcy under the xx case#xx date xx. Creditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. The bankruptcy was discharged on xx. The amended plan was confirmed on xx and according to the amended plan filed on xx the debtor shall pay total secured claim in the amount of xx. According to the trustees final report the scheduled claim amount is xx and the claim allowed xx and total principal has been paid through the plan is xx.

Review of loan file stated that the foreclosure was initiated in the year 2012 the file was referred to attorney on xx. The bidding instructions had been received by attorney with the total bid amount of xx and the sale had been scheduled on xx but it was canceled due to the bankruptcy filed by borrower on xx.
According to the servicing comments the foreclosure was closed due to reinstatement as the borrower brings account current and the loan is performing.

Foreclosure Comments:Review of loan file stated that the foreclosure was initiated in the year 2012 the file was referred to attorney on xx. The bidding instructions had been received by attorney with the total bid amount of xx and the sale had been scheduled on xx but it was canceled due to the bankruptcy filed by borrower on xx.
According to the servicing comments the foreclosure was closed due to reinstatement as the borrower brings account current and the loan is performing.

Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx case#xx date xx. Creditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. The bankruptcy was discharged on xx. The amended plan was confirmed on xx and according to the amended plan filed on xx the debtor shall pay total secured claim in the amount of xx. According to the trustees final report the scheduled claim amount is xx and the claim allowed xx and total principal has been paid through the plan is xx.	Not Applicable	Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 181 Tape Value: 182 |---| -1 |----| -0.01% Comment: As per note age of loan is 181; however tape data shows 182. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy on xx;however tape data shows NO.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure was initiated in 2012; however tape data shows No.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: RMIC (Republic)   Variance:    Variance %:    Comment: N/A.&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 40%   Variance:    Variance %:    Comment: N/A.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX33   Variance:    Variance %:    Comment: N/A.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: N/A.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: Yes   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: 1XXX/XX19   Tape Value: 6XX/XX19   Variance: -122 (Days)   Variance %:    Comment: Next pay change date is 1XXX/XX19; however tape data shows 6XX/XX19.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 9XX/XX19   Tape Value: 5XX/XX19   Variance: -123 (Days)   Variance %:    Comment: Next rate change date is 9XX/XX19; however tape data shows 5XX/XX19.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000111111111111111   Variance:    Variance %:    Comment: Payment history string is 000000000001; however tape data shows 0000000011111111111111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 11111111111111100000000'   Variance:    Variance %:    Comment: Payment history string reversed is 100000000000; however tape data shows 1111111111111100000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx; however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Servicing Look Back Days Loan Value: 30 Days Tape Value: 45 Days Variance: Variance %: Comment: as per note Servicing look back days given in note are 30; however tape data shows 45 days. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "The final TIL is not signed by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Wisconsin State and the required disclosures are missing from the loan file as follow.
Choice of Insurance Disclosure."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52446881	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$120.88	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	40.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$36,658.36	$6,470.86	4.625%	xx	XX/XX/XX12	Financial Hardship	xx The annual county taxes in 2017 have been paid in the amount of xxhe annual county taxes in 2018 are due on 1XXX/XX18 in the amount of xx. No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is current the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per modification agreement dated xx.	Collections Comments:According to the servicing comments, the borrower is current with the loan the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per modification agreement dated xx.
The loan had been modified on xx. The unpaid principal balance is xx with an interest rate of 4.625%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity date will be on 1XXX/XX52.
The foreclosure was initiated. The complaint filed and judgment entered information are not available. The sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy under xx on xx.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The case was terminated on xx due to failure to comply with the domestic support obligation.
The latest comments dated XXX/XX17 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:The foreclosure was initiated. The complaint filed and judgment entered information are not available. The sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy under xx on xx.
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The case was terminated on xx due to failure to comply with the domestic support obligation.
This modification agreement was signed on xx between the borrower xx and Lender xx.
The unpaid principal balance is xx with an interest rate of 4.625%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity date will be on 1XXX/XX52.
Mortgage Insurance Missing Required State Disclosures Credit Application	Field: Age of Loan Loan Value: 170 Tape Value: 171 |---| -1 |----| -0.01% Comment: As per modification the age of loan is 170 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy under xx on xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 582   Variance: -102   Variance %: -0.18%   Comment: The Modification reflects the Modification Stated term 480 months.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mortagage insurance cerictificate is missing from loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The not does not reflect Neg. Amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000111   Tape Value: 00000001111222434576556   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000001111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111000000000   Tape Value: 65567543422211110000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 111000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: Unavailable   Tape Value: 28%   Variance:    Variance %:    Comment: Application is missing from loan filea, So post-Close DTI is not available.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX52 Tape Value: 4XX/XX34 Variance: -6758 (Days) Variance %: Comment: The note reflects maturity date is 4XX/XX34. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "PMI certificate is missing from the loan file."	* Loan has been determined to have an unsecured debt (Lvl 2) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. There are no comments indicating a cram down.”"
* Missing Required State Disclosures (Lvl 2)     "The following disclosure is missing from loan file:
1. Choice of Insurer."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10823067	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,763.58	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.392%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$136,476.83	Not Applicable	3.375%	xx	XX/XX/XX10	Financial Hardship	xx
Also, two Junior mortgages against the subject property are as follows:
First in the Favor of xx
Second in the Favor of xx
Active judgments or liens are as follows:
Seven civil judgments against the borrower xx
Three judgment against the borrower xx
There is a civil judgment against the borrower xx
There is a civil judgment against the borrower xx
xxAlso, Three State Tax Liens Against  xx are as follows:
First in favor of xx, in the amount of xxx6
which was recorded on xx.
second in the favor of xx, in the amount of xx which was recorded on xx.
Third in the favor of xx, in the amount of xx which was recorded on xx.
There are total four state tax liens, in fourth it is against the xx
Taxes:
The combined 1st to 3th installments taxes in 2018 have been paid in the total amount of xx and 4th installment are due on 1XXX/XX18 in the amount of xx.
The utilities 3rd installment taxes in 2018 have been paid onXX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.	According to the payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflecting in the payment history is in the amount of xx. The borrower has been making the payment as per Modification agreement dated xx.
Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflecting in the payment history is in the amount of xx. The borrower has been making the payment as per Modification agreement dated xx.
Reason for default is a curtailment of income as per the comments.
The loan had been modified on xx. The unpaid principal balance is xx with an interest rate of 3.375% which steps up in 3 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity date will be on 8XX/XX34.
The foreclosure was initiated. The complaint filed and judgment entered information are not available. As per Collection comment dated XX/XX/XX14, the foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx on xx.
As per the PACER report, the borrower xx had filed the bankruptcy under xx with the case#  xx on xx. The plan was confirmed on xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx for 54 months beginning xx. The date of the last filing of bankruptcy was xx.
The latest comments do not show any occupancy information.
No BPO and inspection reports are provided.

Foreclosure Comments:The foreclosure was initiated. The complaint filed and judgment entered information are not available. As per Collection comment dated XX/XX/XX14, the foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx on xx.
Bankruptcy Comments:As per the PACER report, the borrower xx had filed the bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. According to the Order Confirming xx plan, the debtor shall pay to the trustee the sum of xx for 54 months beginning xx. The date of the last filing of bankruptcy was xx.	The step modification agreement was made on xx between lender xx and the borrower xx.
The unpaid principal balance is xx with an interest rate of 3.375% which steps up in 3 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity date will be on 8XX/XX34.

Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 169 Tape Value: 170 |---| -1 |----| -0.01% Comment: As per Note document Age of loan 169. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure sale was scheduled on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx on xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -40 (Days)   Variance %:    Comment: As per original modification last modified date is xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note Document Lander name is xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx  Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: According to the Modification, the step 1 date is xx; however, the tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: According to the Modification, the step 2 date is xx; however, the tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value:xx   Variance: -30 (Days)   Variance %:    Comment: According to the Modification, the step 3 date is xx; however, the tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 290   Tape Value: 363   Variance: -73   Variance %: -0.20%   Comment: The Modification reflects the Loan Maturity Term in Months as 290.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note Document Loan was originated with the fixed interest rate. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00100000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 34%   Tape Value: 39%   Variance:    Variance %: -4.68%   Comment: As per the application post-close DTI per 1003 33.961%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note document property street address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per Final Application purpose of Refinance is Debt consolidation.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX34   Tape Value: 5XX/XX34   Variance: -92 (Days)   Variance %:    Comment: As per Note maturity date is 8XX/XX34.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: The Final Title Policy does not reflect junior lien. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The updated title dated XX/XX/XX18 shows that the subject mortgage is on second lien position as there is a senior mortgage in the favor of xx, which was recorded on xx for the amount of xx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was recorded on xx.
The updated title dated XX/XX/XX18 shows that there is a senior mortgage prior to the subject mortgage in the favor of xx, which was recorded on xx for the amount of xx.
Final Hud-1 shows pay off to xx for the amount of xx. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for the above senior mortgage. It shows a clear title. Possible title claim can be filed.
It can be cured by paying off the above said mortgage and obtain release/satisfaction agreement.
Hence, the subject mortgage is not at risk of the unreleased lien."	* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees Test: FAIL, Loan Data: xx, Comparison Data: xxx and Variance: +xx.
ThisXXX prohibited fees test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey State, however, the following state disclosures are missing from the loan file:
1. NJ Application Disclosure.
2. Delivery Fee Authorization.
3. NJ Attorney Disclosure.
4. The unacceptability of Insurance Notice.
5. Attorney Disclosure II.
6. Tax Bill Information.
7. Private Well Testing.
8. Lock-In Agreement.
9. Commitment Disclosures.
10. Choice of Insurer Disclosure.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test.
ThisXXX prohibited fees test."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx.
TILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: -xx.
TILA APR Test: FAIL, Loan Data: 5.579%, Comparison Data: 5.722% and Variance: -0.143%."
* State Tax Judgment (Lvl 2)     "According to the Updated title report dated 1XXX/XX18, there are three State Tax Liens Against xx are as follows:
First in favor of xx, in the amount of xxx6 which was recorded on xx.
second in the favor of xx, in the amount of xx which was recorded onXX/XX/XX17.
																																																																																								Third in the favor of xx, in the amount of xx which was recorded onXX/XX/XX16."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61496601	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,029.17	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	40.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	39.167%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$185,365.36	$24,365.36	4.625%	xx	XX/XX/XX14	Financial Hardship	xx The chain of assignment has been completed. There is one active hospital judgment against borrower in the amount of xx in favor of xx	According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:No comments found regarding the damage.
According to the modification, the loan was modified on xx between the borrower xx and lender xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.625 %  and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is XXX/XX54. This loan was modified twice firstly the loan was modified on xx.
According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on xx.The debtor shall pay the total amount of xxxx0 by paying xx per month for the period of 60 months.There is no comment indicating a cram down.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on xx.The debtor shall pay the total amount of xxxx0 by paying xx per month for the period of 60 months.There is no comment indicating a cram down. The case was dismissed on xx for failure to make plan payments and the case terminated on xx.	According to the modification, the loan was modified on xx between the borrower xx and lender xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.625 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is XXX/XX54. This loan was modified twice firstly the loan was modified on xx.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 168 Tape Value: 169 |---| -1 |----| -0.01% Comment: Age of loan is 168. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 597   Variance: -117   Variance %: -0.20%   Comment: As per the modification document the modification terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001110000   Tape Value: 01110000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000001110000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000011100000   Tape Value: 00000000000000000001110'   Variance:    Variance %:    Comment: The Payment History String reversed is 000011100000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 42%   Variance:    Variance %: -0.30%   Comment: Post-Close DTI as per the 1003 is 42.10%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX54 Tape Value: 6XX/XX34 Variance: -7213 (Days) Variance %: Comment: Stated maturity date is XXX/XX54. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Bellow Disclosures are missing from loan file;
Explanation of Personal Obligation
Marital Property Act Disclosure
Pre-Application Fee Disclosure
Choice of Insurance Disclosure
Co-Signer Notice
Tattle Tale Notice under the Marital Property Act"
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of assignment has not been completed. The missing assignments are with xx and xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88076832	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,505.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	62.801%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$92,692.79	Not Applicable	6.875%	xx	XX/XX/XX17	Financial Hardship	xx No active judgments or liens have been found. The annual combined taxes in 2018 have been paid in the amount of xx. No prior year’s delinquent taxes have been found.	According to the latest payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated xx.
Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated xx.
Recent comments do not validate any reason for default.
The loan had been modified on xx. The unpaid principal balance is xx with an interest rate of 6.875%. The borrower promises to pay the monthly  P&I of xx beginning from xx. The maturity date will be on 1XXX/XX57.
No evidence has been found in the latest 12 months’ servicing comments regarding the foreclosure.
The borrower xx had filed the bankruptcy under xx with the case #xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The motion for relief from stay was filed on xx. The plan was confirmed on xx.  According to the xx plan, the debtor shall pay to the trustee the sum of 490.00 monthly. The case was discharged on xx  and terminated on xx.
The latest comments datedXX/XX/XX17 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the case #xx on xx. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage was xx. The motion for relief from stay was filed on xx. The plan was confirmed on xx. According to the xx plan, the debtor shall pay to the trustee the sum of 490.00 monthly. The case was discharged on xx and terminated on xx.	This modification agreement was made between (borrower) xx and (Lender) xx, on xx.
The unpaid principal balance is xx with an interest rate of 6.875%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX17. The maturity date will be on 1XXX/XX57.

Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 168 Tape Value: 169 |---| -1 |----| -0.01% Comment: As per note, age of loan is 168 . However, the tape data reflects 169.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx with the case #xx on xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 640   Variance: -160   Variance %: -0.25%   Comment: As per modification agreement, loan original maturity terms are 480 months. However, the tape data reflects 640 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note,there is no negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: mm0000000000   Tape Value: 00000000222221211111111   Variance:    Variance %:    Comment: As per payment history string reversed is 000000000000.However, the tape data reflects string is 0000000002222221211111111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 0000000000mm   Tape Value: 11111111222222200000000'   Variance:    Variance %:    Comment: As per payment history string reversed is 000000000000.However, the tape data reflects string is 11111111122222220000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 63%   Tape Value: 63%   Variance:    Variance %: -0.01%   Comment: As per 1003 application report, the post-close DTI is 62.801%. However, the tape data reflects 62.810%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, the subject property address is xx However, the tape data reflects address is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 6XX/XX34 Variance: -8523 (Days) Variance %: Comment: As per note, stated maturity date is 1XXX/XX57. However, the tape data reflects on 6XX/XX34.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comments are available fromXX/XX/XX11 tillXX/XX/XX18; however, we require latest 24 months comment history. The comment history is missing fromXX/XX/XX18 to 9XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "As per updated title report dated XX/XX/XX18, there is an issue with the legal description of the subject mortgage. The subject mortgage recorded on xx was recorded with short legal description. The Lot/Block number given in the legal description of the subject mortgage does matches with the vesting deed recorded on xx . However, the Meets and Bounds available in the legal description of the vesting deed are missing from the subject mortgage. This can be cured by re-recording the subject mortgage with full legal description."	* XXX State Regulations Test Failed (Lvl 2) "First Lien Lender Fees Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: +xx.
This loan failed the first lien lender fees test due to one of the following findings: (NC §24-1.1A(e))
The loan is a first lien mortgage with a principal amount that is greater than or equal to xxx00 and the sum of all lender fees exceeds the greater of 0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage made by a HUD approved lender and the sum of all lender fees exceeds the greater of
0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage with a principal amount that is less than xxx00 and the loan charges a lender fee. (NC
24-1.1A(c1))."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the first lien lender fees test."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by the borrowers."
* DTI > 60% (Lvl 2)     "As per Final Application, the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. Hence, DTI  is exceeding 60%."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file:
1. Amortization Schedule Disclosure.
2. Credit Property Insurance Disclosure.
3. Fee Agreement.
4. Priority of Security Instrument Disclosure.
5. Attorney Selection Disclosure."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4282975	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,301.78	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	33.233%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$90,450.19	$14,700.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx There are no active judgments and liens are found. The 2017 annual taxes are paid in the amount ofxx. There are no delinquent taxes are found.	According to payment history, the borrower is making payments and next due date is 1XXX/XX18. The last payment date is received onXX/XX/XX18 in the payment history, the payment received in the total amount of xx with the interest rate of 4.125%, which is applied on 9XX/XX18. The UPB is reflected in payment history is in the amount of xx . The borrower had made last payment as per the modification made on xx.	Collections Comments:The current status of the loan is in the collection. According to payment history, the borrower is making payments and next due date is 1XXX/XX18. The last payment date is received onXX/XX/XX18 in the payment history, the payment received in the total amount of xx with the interest rate of 4.125%, which is applied to 9XX/XX18. The UPB is reflected in payment history is in the amount of xx. The borrower had made the last payment as per the modification made on xx.
The loan has modified since the origination, the modification agreement was made on xx between the borrower xx and xx.  The new modified principal balance as per modification is in the amount of xx, the interest-bearing amount is xx and deferred balance is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of  xx beginning from xx. The maturity date as per modification is 1XXX/XX50. This loan was modified once. The modification does not contain balloon payment.
No comments regarding the foreclosure have been found.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The plan was discharged on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of the voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx; however, the unsecured portion is xx.
The subject property is in average condition, no comments regarding the repair or damage have been found.
No BPO or Inspection has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx.The plan was confirmed on xx. The plan was discharged on xx and terminated on xx.The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx; however, the unsecured portion is xx.	According to the modification agreement, the loan was modified on xx between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx, interest bearing amount is xx and deferred balance is in amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is 1XXX/XX50. This loan was modified once. The modification does not contain balloon payment.

Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 168 Tape Value: 170 |---| -2 |----| -0.01% Comment: The note reflects age of loan is 168 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -46 (Days)   Variance %:    Comment: the effective date of modification was xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 557   Variance: -77   Variance %: -0.14%   Comment: The Modification reflects the Modification Stated Term 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note does not reflects Neg. Amort potential.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: 12 (Days)   Variance %:    Comment: As per Appraisal original Appraisal date isXX/XX/XX04.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 10000000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000000000001'   Variance:    Variance %:    Comment: The Payment History String reversed is 0000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 33%   Variance:    Variance %: 8.94%   Comment: AS per Application post-close DTI is 42.179%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as:xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX50 Tape Value: 5XX/XX34 Variance: -5997 (Days) Variance %: Comment: The Modification reflects the Modification Stated maturity date is 1XXX/XX50. Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "There is variation in Parcel# mentioned on appraisal and the tax certificate.
According to the tax certificate the parcel# is xx, however the appraisal report shows the parcel# as xx."	* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx; however, the unsecured portion is xx."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Title Review shows break in assignment  (Lvl 2)     "As per the updated title report the chain of the assignment has not been completed, currently the assignment is with xx.However, it should be with xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of GA. The following state disclosures are missing from the loan file.
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
																																																																																								2. Disclosure of Additional Fees"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71780688	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,339.34	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.367%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$274,170.67	$65,757.01	2.000%	xx	XX/XX/XX14	Financial Hardship	xxThere is a Municipal Lien against the subject property which was recorded on xx. The 2018-19 1st and 2nd installment taxes have been due in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2014 mod agreement.	Collections Comments:As per the collection comments, the borrower is current with the loan and next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 9XX/XX18. According to the review of the PACER report, the borrower xx had filed for bankruptcy under xx with the case#xx on xx. However, the debtor was discharged on xx and the case was terminated on xx. The RFD is curtailment of income. The loan was modified once since origination and the borrower has been making his payments as per the 2014 mod agreement. The current occupancy is unable to determine. As per Collection comment datedXX/XX/XX15, the property had damages due to Earthquake. The estimated cost of repairs has not been provided. No comments have been found stating these damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the review of the PACER report, the borrower xx had filed for bankruptcy under xx with the case#xx on xx. The plan was confirmed on xx. The POC was filed on XX/XX/XX15 for the secured claim amount of xx and the arrearage amount is xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx. However, the debtor was discharged on xx and the case was terminated on xx.	This Step modification agreement was signed between the borrower xx and lender xx, dated on xx. The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from xx and the maturity is dated 1XXX/XX54. There is a deferred balance of amount xx and the interest-bearing amount is xx.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 177 Tape Value: 178 |---| -1 |----| -0.01% Comment: Age of Loan is 177. However, the tape data reflects 178. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER report, the borrower had filed Bk. Tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per the PACER report, the bankruptcy was discharged.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the mod, the Loan Amortization Type is Step. however, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per the mod, the mod step 1 date is xx. Tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX19   Tape Value: 1XXX/XX19   Variance: -31 (Days)   Variance %:    Comment: As per the mod, the Mod Step 2 Date is 1XXX/XX19. However, the tape data reflects 1XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX20   Tape Value: 1XXX/XX20   Variance: -31 (Days)   Variance %:    Comment: As per the mod, the Mod step 3 Date is 1XXX/XX20. However, the tape data reflects 1XXX/XX20.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX21   Tape Value: 1XXX/XX21   Variance: -31 (Days)   Variance %:    Comment: As per the mod, the Mod Step 4 Date is 1XXX/XX21. However, the tape data reflects 1XXX/XX21.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 613   Variance: -133   Variance %: -0.22%   Comment: As per the modification agreement, the Modification Stated Term 480.However, the tape data reflects 613.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no Neg. Amort Potential. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011100876543333   Variance:    Variance %:    Comment: As per the Payment History String is 00000000001. However, the tape data reflects 000000000001110087563333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 33334567810111000000000'   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 100000000000. However, the tape data reflect 33334567801000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 32%   Tape Value: 39%   Variance:    Variance %: -6.88%   Comment: As per the application, the Post-Close DTI is 32.367%. however, the tape data reflects 39.246%.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 Refinance. However, the tape data reflects Cash Out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX54   Tape Value: 9XX/XX33   Variance: -7700 (Days)   Variance %:    Comment: As per the note, the Stated Maturity Date is 1XXX/XX54. However, the tape data reflects 9XX/XX33.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: The final TPOL doesn't reflect any junior lien. &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title, the subject mortgage is on second lien position as there is a Municipal Lien against the subject property which was recorded on xx in favor of xx in the amount of xxhe subject property is located in CA state. There is a possibility of FC by above said liens."
* Title Review shows major title concern (Lvl 4) "As per the review of the updated title report dated XX/XX/XX18, there is a Municipal Lien against the subject property which was recorded on xx in favor of xx in the amount of xxhe subject property is located in California. There is a possibility of foreclosure due to above unpaid municipal lien. These can be cured by paying off the above municipal lien with accrued interest and late charges if any."	* Lost Note Affidavit (Lvl 3) "Lost note affidavit dated XX/XX/XX04 was found at location ” xx Copy of Note is available in the same file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The loan was originated on xx and the HUD-1 was dated xx."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at CA State. The following state disclosures are missing from the loan files.

1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure for condominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Loan has been determined to have an unsecured debt (Lvl 2)     "The borrower xx had filed for bankruptcy under xx with the case#xx on xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx. However, the debtor was discharged on xx and the case was terminated on xx."
																																																																																								* Property Damage (Lvl 2) "As per Collection comment datedXX/XX/XX15, the property had damages due to Earthquake. The estimated cost of repairs has not been provided. No comments have been found stating these damages have been repaired."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77123079	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$971.83	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.428%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$70,628.74	$21,188.62	4.625%	xx	XX/XX/XX14	Financial Hardship	xx
No judgment and liens have been found against the borrower.
2017 combined annual tax has been paid on XX/XX/xx17  in the amount of xx.
2018 combined annual tax is due on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.	According to a review of the payment history as ofXX/XX/XX18, the borrower is currently performing and the next due date for payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2014.

Collections Comments:As per the review of the servicing comments, currently, the loan is performing and, the borrower is currently performing and the next due date for payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.
As per the comment datedXX/XX/XX18, the reason for default is an excessive obligation.
The borrower has been making the payments as per the modification. The loan modification agreement was made between (borrower) xx and (Lender) xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.625% and new P&I is in the amount of xx beginning from xx till the maturity date 4XX/XX35. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
The borrower “xx” had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The plan was standardly discharged on xx and also got terminated on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xxhe POC was filed on xx with the POC amount xx and the amount of arrearage is xx.
No information has been found pertaining to foreclosure.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower “xx” had filed bankruptcy under xx with the case # xx on xx and the plan was confirmed on xx. The plan was standardly discharged on xx and also got terminated onXX/XX/XX17. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xxhe POC was filed onXX/XX/XX14 with the POC amount xx and the amount of arrearage is xx.	This loan modification agreement was made between (borrower)xx and (Lender) xx on xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.625% and new P&I is in the amount of xx beginning from xx till the maturity date 4XX/XX35. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.	Right of Rescission Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 165 Tape Value: 167 |---| -2 |----| -0.01% Comment: As per Note the Age of loan is 165.However, tape reflects it as 167. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER there is BK.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: As per servicing comment the current legal status is Performing.However, tape reflects it as Collections.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 250   Tape Value: 368   Variance: -118   Variance %: -0.32%   Comment: As per mod stated term is 250.However, tape reflects it as 368.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note theNeg ARM is Not Applicable.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: 1 (Days)   Variance %:    Comment: As per Appraisal date isXX/XX/XX04.However, tape reflects it asXX/XX/XX04.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 10000000001001111221111   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000. However, tape reflects it as 1000000010011112211111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11112211100010000000001'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects it as 11111221110001000000000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 38%   Tape Value: 38%   Variance:    Variance %: -0.00%   Comment: As per 1003 the DTI is 38.428%.However, tape reflects it as 38.430%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX35 Tape Value: 8XX/XX34 Variance: -243 (Days) Variance %: Comment: As per Note the maturity date is XX/XX35.However, tape reflects it as 8XX/XX34. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test:Result: FAIL;  Loan Data:xx;  Comparison Data:xx; Variance:-xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test:Result: FAIL;  Loan Data:xx;  Comparison Data:xx; Variance:-xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in GA state. The following state disclosure is missing from the loan file.
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46500118	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,485.73	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.962%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX10	$302,451.01	$30,900.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
There is an active junior civil judgment against the borrower for the amount of xx in the favor of xx which was recorded on xx.
The combined first and second installment taxes for the year 2016, 2017, and 2018 have been paid in the total amount of xx.
No, prior years delinquent taxes have been found.
According to payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to 9XX/XX18. The current UPB is reflected in the amount of xx. The borrower has been making payment as per modification agreement which was effective from 1XXX/XX10.	Collections Comments:The loan is performing the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to 9XX/XX18. The current UPB is reflected in the amount of xx. The borrower has been making payment as per modification agreement which was effective from xx.
The loan was modified once since origination. This loan modification agreement was made between the borrower xx and lender xx on xx. According to modified terms, the new principal balance is in the amount of xx. The interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay in 4 steps starting at the interest 2.00% with P&I starts from xx. The payments beginning on 1XXX/XX10 to the stated maturity date 1XXX/XX50.
The borrower xx filed bankruptcy under xx with case#xx on xx. The POC was filed by the creditor xx on xx for the amount of xx and the amount of arrearage is in the amount of xx. The debtor was filed last amended plan on xx which was confirmed on xx. According to this plan, the borrower has to pay xx per month for 47 months and then step payment increase to xx per month for 13 months. The total plan payment is for xx.
The subject property is owner-occupied. No damage and repairs are found.  The latest BPO reports are not available.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx filed bankruptcy under xx with case# xx on xx. The POC was filed by the creditor xx on xx for the amount of xx and the amount of arrearage is in the amount of xx. The debtor was filed last amended plan on xx which was confirmed on xx. According to this plan, the borrower has to pay xx per month for 47 months and then step payment increase to xx per month for 13 months. The total plan payment is for xx.	The loan was modified once since origination. This loan modification agreement was made between the borrower xx and lender xx on xx. According to modified terms, the new principal balance is in the amount of xx. The interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay in 4 steps starting at the interest 2.00% with P&I starts from xx. The payments beginning on 1XXX/XX10 to the stated maturity date 1XXX/XX50.

Affiliated Business Disclosure Missing Required State Disclosures Title Policy	Field: Age of Loan Loan Value: 165 Tape Value: 166 |---| -1 |----| -0.01% Comment: Age of loan is 165. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -34 (Days)   Variance %:    Comment: The loan has been modified on xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The modification reflects as step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 1XXX/XX10   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date is 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XX/XX/XX15   Tape Value: 1XXX/XX15   Variance: -40 (Days)   Variance %:    Comment: Mod step 2 date is 1XXX/XX15. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX16   Variance: -30 (Days)   Variance %:    Comment: Mod step 3 date is 1XXX/XX16. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date is 1XXX/XX17. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 554   Variance: -74   Variance %: -0.13%   Comment: The modification stated terms are 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000001   Tape Value: 01000000044544443433222   Variance:    Variance %:    Comment: The Payment History String reversed is 1000000001000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000001000   Tape Value: 22233434454544000001010'   Variance:    Variance %:    Comment: The Payment History String reversed is 1000000001000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 48%   Tape Value: 53%   Variance:    Variance %: -4.92%   Comment: Post-Close DTI is 47.962%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX50   Tape Value: 9XX/XX34   Variance: -5905 (Days)   Variance %:    Comment: the stared maturity date is 1XXX/XX50.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Final Title Policy at origination is missing from loan file. However, the values are updated as per commitment, which is located at “1696892601_312984_LOAN xxx”. &#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final Title Policy at origination is missing from loan file. However, the values are updated as per commitment, which is located at “xx”."
* Deceased Borrower(s) (Lvl 3) "As per comment dated XX/XX/XX14, the borrower was deceased. However, the borrower name is unavailable. Also, the death certificate is not found in the loan file."	* Title shows an assignment chain break (Lvl 2) "According to updated title report datedXX/XX/XX18 , the chain of assignment has not been completed. There is a break in assignment from xx. Currently the assignment is with xx which was recorded on xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Michigan State. The following state disclosures are missing in the loan file.
1. MI Borrower's Bill of Rights
2. MI Consumer Caution and Homeownership Counseling Notice
																																																																																								3. Choice of Insurance Agent"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46029766	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,227.22	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	15.769%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$166,660.83	$45,910.82	4.000%	xx	XX/XX/XX13	Financial Hardship	xx There is a civil judgment against the borrower in the amount of xx which was recorded onXX/XX/XX12 in favor ofxx'. First installments of 2018-2019 & 2017-2018 have been paid. Second installment of 2018-2019 is due in the amount of xx. No prior year delinquent taxes found pending.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for 1 month. The last payment was received on 09XX/XX18 in the amount of xx and that was applied for 08XX/XX18. The next payment is due for 09XX/XX18. The current unpaid principal balance is xx. The borrower is making the payments as per modification terms.	Collections Comments:The loan is active in bankruptcy. The borrowers "xx" had filed the bankruptcy under xx with case#xx on xx. The Plan was confirmed on xx. The Voluntary petition was filed on xx. Schedule D of voluntary petition dated on xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The POC was filed on XX/XX/XX16 with POC amount of xx and amount of arrearage xx. No foreclosure activity has been found. The borrower is not making the payments regularly. The borrower is delinquent for 1 month. The last payment was received on 09XX/XX18 in the amount of xx and that was applied for 08XX/XX18. The next payment is due for 09XX/XX18. The borrower is making the payments as per modification terms. The loan modification agreement was made on xx with new modified principal balance of xx. The first modified payment is still due for the date of xx and the new maturity date will be XX/XXX/XX53.The new modified unpaid principal balance is xx, interest bearing amount is xx and deferred balance is xx. As per collection comments, the property is occupied by the unknown party with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrowers "xx" had filed the bankruptcy under xx with case#xx on xx. The Plan was confirmed on xx. The Voluntary petition was filed on xx. Schedule D of voluntary petition dated on xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The POC was filed on xx with POC amount of xx and amount of arrearage xx.	The loan modification agreement was made between “xx” (borrowers) and “xx” (lender) effective xx. The first modified payment is still due for the date of xx and the new maturity date will be XX/XXX/XX53.The new modified unpaid principal balance is xx, interest bearing amount is xx and deferred balance is xx. The borrower making the payment as per the modification terms would be 4.00% and modified P&I is xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 164 Tape Value: 165 |---| -1 |----| -0.01% Comment: Age of loan is 164. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 584   Variance: -104   Variance %: -0.18%   Comment: Modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110011100000   Tape Value: 01110000010000000100000   Variance:    Variance %:    Comment: Payment history string is 110011100000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001110011   Tape Value: 00000100000001000001110'   Variance:    Variance %:    Comment: Payment history string reversed is 0000001110011.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 13%   Tape Value: 17%   Variance:    Variance %: -3.80%   Comment: Post-close DTI per 1003 is 13.322%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: Purpose of refinance per application is Cash out - other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 6XX/XX53 Tape Value: 1XXX/XX34 Variance: -6818 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX53. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MN state, however required state disclosure missing from loan file.
1. Interest Rate or Discount Point Agreement.
2. Insurance Disclosure."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8565234	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$2,454.91	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
Possible gap in deed chain.
The chain of assignment has been completed.
The 2018 combined taxes are due in the amount of xx for 2nd installment.
The current year taxes are due in the amount of xx
There are two state tax liens active in favor of Georgia Department of Revenue- State Tax Execution in the amount of xxx and xx.

xx	According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:No damages or repairs have been found
According to the payment history as ofXX/XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee xx per month for 36 months,under xx. There is no comment indicating a cram down.
The review of the updated title report datedXX/XX/XX18, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx as nominee for xx.

The chain of assignment has been completed.
The 2018 combined taxes are due in the amount of xx for 2nd installment.
The current year taxes are due in the amount of xx
There are two state tax liens active in favor of Georgia Department of Revenue- State Tax Execution in the amount of xxx and xx.

Borrower Name on the Mortgage does not match the Owner Name on the Deed Mortgage shows borrower name as "xx" but deed shows borrower name as "xx" and name change affidavit was found for xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee xx per month for 36 months,under xx. There is no comment indicating a cram down.
Not Applicable	Missing Required State Disclosures Mortgage Insurance Credit Application	Field: Age of Loan Loan Value: 163 Tape Value: 164 |---| -1 |----| -0.01% Comment: Age of loan is 163. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx on xx.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: MGIC   Variance:    Variance %:    Comment: MI Certificate is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Unavailable   Tape Value: 35%   Variance:    Variance %:    Comment: MI not found.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX34   Variance:    Variance %:    Comment: Modification not done.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Modification not done.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Modification has not done.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: MI Certificate is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI not found.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001000000000000000   Variance:    Variance %:    Comment: The Payment History String is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: Unavailable Tape Value: 38% Variance: Variance %: Comment: Application document is missing from the loan file. Tape Source: Initial Tape Type:	B	* Signatures at closing - There is an issue with not all property owners signing the title. (Lvl 3) "According to the updated title report dated XX/XX/XX18, the "xx" got the property on xx through the special warranty deed which was recorded on xx in book# xx, page# xx. However, the mortgage on same property was originated on xx which was recorded on xx in book# xx, page# xx which was signed by "xx", it seems the middle name of the owner "xx" from origination deed is different to Borrower name on mortgage "xx".The name change affidavit was not found for xx."	* State Tax Judgment (Lvl 2) "The review of the updated title report datedXX/XX/XX18, shows that there are two state tax liens active in favor of Georgia Department of Revenue- State Tax Execution in the amount of xxx and xx."
* Missing Required State Disclosures (Lvl 2)     "The following Disclosures are missing from the loan file:
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* Title Review shows different mtg holder of record (Lvl 2)     "Chain of title currently showing in an unknown 3rd party, no divorce decree or name change affidavit found for xx"
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
* Application Missing (Lvl 2)     "Application is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71909890	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,074.37	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.705%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$75,674.81	Not Applicable	5.375%	xx	XX/XX/XX17	Extend Term	xx
There are 3 state tax liens against the borrower.
1) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX10 in favor of xx”.
 2) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX16 in favor of xx”.
3) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX17 in favor of xx”.
Annual combined taxes of 2017 have been paid in the amount of xx. No prior year delinquent taxes
Review of payment history as of XX/XX/XX18 shows that the borrower is making the payments regularly. The last payment was received on 09XX/XX18 in the amount of xx and that was applied on 09XX/XX18. The next payment is due on 1XXX/XX18. The UPB is being reflected in payment history in the amount of xx. The borrower is making payments as per modification agreement interest rate and terms.	Collections Comments:The loan is current and performing. The borrower is making the payments regularly. The last payment was received on 09XX/XX18 in the amount of xx and that was applied on 09XX/XX18. The next payment is due on 1XXX/XX18. The borrower is making payments as per modification agreement interest rate and terms. The borrower xx had filed the bankruptcy under xx with case#xx on xx. The voluntary petition was filed on xx. As per amended xx plan dated xx, the debtor shall pay xx per month for 60 months. The plan was confirmed on xx. The POC was filed on xx with POC amount of xx and amount of arrearage of xx. The debtor was discharged on xx. The bankruptcy was terminated on xx. As per collection comment dated XX/XXx/xx16, the review of foreclosure full file was completed. The foreclosure was referred to attorney on xx. As per comment dated 05XX/XX17, the sale was published o xx and the sale was scheduled for xx. Later, the sale was scheduled on xx. The sale was put on hold due to loss mitigation. As per comment dated XX/XX/XX17, a check in the amount of xx from insurance company was issued to replace the roof of home which was damaged due to hail storm. As per comment dated XX/XX/XX18, as per received inspection results, the subject property still have 25% special issues. As per collection comment, the borrower intends to keep the subject property. As per collection comment, the subject property is owner occupied.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with case#xx on xx. The voluntary petition was filed on xx. As per amended xx plan dated xx, the debtor shall pay xx per month for 60 months. The plan was confirmed on xx. The POC was filed on xx with POC amount of xx and amount of arrearage of xx. The debtor was discharged on xx. The bankruptcy was terminated on xx.

Loan Modification agreement was made between xx (Borrower) and xx (Lender) on an effective date of xx. The borrower had promised to pay the UPB of xx with interest rate of 5.375% with P&I in the amount of xx.	Missing Dicsloures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 165 Tape Value: 166 |---| -1 |----| -0.01% Comment: As per note age of loan is 165 months however tape data shows 166 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER borrower filed a bankruptcy however tape data shows No.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note lender name is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 638   Variance: -158   Variance %: -0.25%   Comment: As per mod stated term is 480 months however tape data shows 368 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000999999998765443   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 000000009999999765443.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 34456789999999900000000'   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 3445678999999900000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 34%   Tape Value: 31%   Variance:    Variance %: 3.40%   Comment: As per application post close DTI is 34.005% however tape data shows 30.610%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address street is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per application purpose of refinance is Limited cash out however tape data shows Change in Rate/Term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 9XX/XX19 Variance: -13941 (Days) Variance %: Comment: As per mod stated maturity date is XX/XX/XX57 however tape data shows XX/XX/XX19. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 2) "As per comment dated XX/XX/XX17, a check in the amount of xx from insurance company was issued to replace the roof of home which was damaged due to hail storm. As per comment dated XX/XX/XX18, as per received inspection results, the subject property still have 25% special issues. No evidence was found in the loan file stating the damage has been repaired. The total damage amount is unavailable."
* State Tax Judgment (Lvl 2)     "As per updated title report dated 1XXX/XX18, there are 3 state tax liens against the borrower.
1) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX10 in favor of xx”.
2) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX16 in favor of xx”.
3) There is a State Tax lien against xx in the amount of xx which was recorded on XX/XX/XX17 in favor of xx”."
* XXX State Regulations Test Failed (Lvl 2)     "Prohibited fees first lien test is fail. Loan data is xx and allowed amount is xxence, the variance is +xx.

Broker Fees Test is fail. Loan data is xx and allowed amount is xx. Hence, the variance is +xx.

Origination Fee & Broker Fee Test is fail. Loan amount is xx and allowed amount is xx. Hence, the variance is +xx."
* Missing Required Disclosures (Lvl 2)     "List of servicing provider list is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is moderate as loan is failing for State Regulations Restricted Fees."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	351264	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,740.22	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$140,911.18	Not Applicable	4.875%	xx	XX/XX/XX16	Financial Hardship	xx
There are Active Judgment and Lien pending against the borrower.
1) There is a Civil Judgment against the borrower of “xx” in the amount of xx which was recorded on XX/XX/XX11.
2) There is a state tax lien against the borrower of “xx” in the amount of xx which was recorded on XX/XX/XX16.
The 2017 year and 2018 year annual taxes are exempted. No prior year delinquent taxes are found.	Review of latest payment history as of XX/XX/XX18 shows that the borrower is performing and next payment due date is for 9XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The UPB is being reflected in payment history in the amount of xx. The borrower is making payments as per modification agreement interest rate and terms.	Collections Comments:Review of latest payment history as of XX/XX/XX18 shows that the borrower is performing and next payment due date is for 9XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The UPB is being reflected in payment history in the amount of xx. The borrower is making payments as per modification agreement interest rate and terms.
The loan was previously Modified between (Borrower) and (Lender) on an effective date of xx with a new UPB of xx with a fixed interest rate of 4.875% with P&I in the amount of xx beginning xx until maturity date of 8XX/XX46.

As per collection comments, subject property is occupied by unknown party and no damage was found on the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx had filed Bankruptcy under the xx Case #xx on xx. The Debtor was discharged on xx. The lender also filed POC dated xx and POC amount was xx. Arrearage is in the amount of xx. As per 13 plan dated xx, the debtor shall pay to the Trustee the sum of xx per month for a period of 60 months.	The loan was previously Modified between (Borrower) and (Lender) on an effective date of xx with a new UPB of xx with a fixed interest rate of 4.875% with P&I in the amount of xx beginning xx until maturity date of 8XX/XX46.	Origination Appraisal	Field: Age of Loan Loan Value: 164 Tape Value: 165 |---| -1 |----| -0.01% Comment: As per mod age of loan is 164 months however tape data shows 165 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 360   Tape Value: 502   Variance: -142   Variance %: -0.28%   Comment: As per mod stated term is 360 months however tape data shows 502 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX04   Variance:    Variance %:    Comment: Missing the Appraisal from origination.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100010000110   Tape Value: 00100001100101000101100   Variance:    Variance %:    Comment: As per payment history payment string is 100010000110 however tape data shows 00100001100101000101100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011000010001   Tape Value: 00110100010100110000100'   Variance:    Variance %:    Comment: As per payment history payment string is 011000010001 however tape data shows 00110100010100110000100.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per application purpose os refinance is Lower rate or term however tape data shows Change in rate / term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX46 Tape Value: 1XXX/XX34 Variance: -4322 (Days) Variance %: Comment: As per note stated maturity date is XX/XX/XX46 however tape data shows XX/XX/XX34. Tape Source: Initial Tape Type:	B	* State Tax Judgment (Lvl 2) "Per the Updated Title Report datedXX/XX/XX18, there is a state tax lien against the borrower with “Utah State Tax Commission” in the amount of xx which was recorded on xx."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL.  Loan Data xx; Comparison Data xx; Variance of -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )  The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Foreclosure Rescission Finance Charge Test: FAIL.  Loan Data xx; Comparison Data xx; Variance of -xx.
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) )  The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance risk indicator is "Moderate" due to failing the TILA finance charge test and the TILA foreclosure rescission finance charge test."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file however the loan was approved as a Lender to Lender Streamline Refinance."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63645422	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$401.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	High Rise Condo (>=9 Stories)	xx	xx	Primary	Yes	Yes	Yes	58.402%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$105,217.00	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xx There is a HOA lien against borrower in the favor of xx The 2017 annual county taxes are paid in the amount of xx , with no prior delinquency.	According to payment history, the borrower is currently making regular payments and next due date is 1XXX/XX18. The last payment was received in the amount of xx with the interest rate of 4.125% which was applied onXX/XX/XX18. The new UPB is reflected in the payment history is in the amount of xx. The PITI is xx. The borrower has made last payment as per the modification made on xx.	Collections Comments:As per servicing comments, the loan is in performing state. According to payment history, the borrower is currently making regular payments and next due date is 1XXX/XX18. The last payment was received in the amount of xx with the interest rate of 4.125% which was applied toXX/XX/XX18. The new UPB is reflected in the payment history is in the amount of xx. The PITI is xx. The borrower has made the last payment as per the modification made on xx.
The loan has modified since the origination, the modification agreement was made on xx between the borrower xx and servicer xx. The new principal balance is xx with interest rate 2.000 % and the borrower promises to pay P&I xx beginning from 1XXX/XX10. The maturity date as per modification is 1XXX/XX34. The interest-bearing amount is xx. There is no Deferred Balance. The loan was modified once. There is no principal forgiven.
There are 4 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.000 % beginning from 1XXX/XX10. 2nd step is xx monthly with a modified interest rate 3.000 % beginning from 1XXX/XX15. 3rd step xx monthly with a modified interest rate 4.000 % beginning from 1XXX/XX16. 4th step xx monthly with a modified interest rate 4.125 % beginning from 1XXX/XX17.
No comments regarding the foreclosure have been found.
The borrower xx and xx had filed bankruptcy xx case# xx on xx. The plan was confirmed on xx. The plan was discharged on xx and terminated on xx. The POC was filed on xx in the amount of xx and the amount of arrearage is xxhe debtor shall pay to the trustee the sum of xx per month for 60 months.No details of foreclosure has been found.
The subject property is in average condition, no comments regarding the damage or repair have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower xx and xx had filed bankruptcy xx case# xx on xx. The plan was confirmed on xx. The plan was discharged on xx and terminated on xx. The POC was filed on xx in the amount of xx and the amount of arrearage is xxhe debtor shall pay to the trustee the sum of xx per month for 60 months.	According to modification agreement, the loan was modified on xx between the borrower xx and xx and servicer xx. The new principal balance is xx with interest rate 2.000 % and the borrower promises to pay P&I xx beginning from xx. The maturity date as per modification is 1XXX/XX34. The interest-bearing amount is xx. There is no Deferred Balance. The loan was modified once. There is no principal forgiven.
Steps:
There are 4 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.000 % beginning from 1XXX/XX10. 2nd step is xx monthly with a modified interest rate 3.000 % beginning from 1XXX/XX15. 3rd step xx monthly with a modified interest rate 4.000 % beginning from 1XXX/XX16. 4th step xx monthly with a modified interest rate 4.125 % beginning from 1XXX/XX17.	Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 164 Tape Value: 165 |---| -1 |----| -0.01% Comment: The age of loan reflects 164. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy xx   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -50 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 1XXX/XX10   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 1XXX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 1XXX/XX15   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as 1XXX/XX15..&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX16   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 3 Date as 1XXX/XX16.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as 1XXX/XX17..&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 288   Tape Value: 360   Variance: -72   Variance %: -0.20%   Comment: As per modification, the stated term is 288.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg. amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 010000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 58%   Tape Value: 56%   Variance:    Variance %: 2.40%   Comment: The post-close DTI per 1003 reflects 58.402%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Debt consolidation Variance: Variance %: Comment: The Application reflects the Purpose of Refinance as cash out. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per the updated title report dated XX/XX/XX18.There is one HOA lien on the subject property recorded on xx in the amount of xx in the favor of xx. The subject mortgage has located the State of FL, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description mentioned on recorded mortgage dated as xx , mentions the prior deed book details as "xx", however this part has not mentioned on the warranty deed dated xx and recorded on xx."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the updated title report dated XX/XX/XX18.The subject mortgage is at second lien position, as there is one HOA lien on the subject property recorded on xx in the amount of xx in the favor of xx. The subject mortgage has located the State of FL, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX17 toXX/XX/XX18.as we require latest 24 months servicing comments. The comment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following required state disclosures are missing from the loan file.
1.Title Insurance Disclosure
2.Radon Gas Disclosure
3.Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67745568	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nebraska	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$1,989.92	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.646%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$67,057.02	Not Applicable	4.875%	xx	XX/XX/XX10	Financial Hardship	xx
Active judgments and liens; There are no active judgments or liens found on the Updated Title report.
2017 1st Installment of County taxes had been paid in the amount of xx on XX/XX/xx18 and 2017 2nd Installment of County taxes had been paid in the amount of xx on XX/XX/XX18.All Prior taxes are paid off and 2018 taxes will be mailed on XX/XX/xx18 .
According to the payment history as of datedXX/XX/XX18 , shows borrower is performing .The last payment received was in the amount of xx onXX/XX/XX18 for due date 8XX/XX18 with the interest rate of 4.875%. The next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx .Borrower is doing his payment as per modification agreement made on dated xx.	Collections Comments:The current status of loan is performing, According to the payment history as of datedXX/XX/XX18 , shows borrower is performing .The last payment received was in the amount of xx onXX/XX/XX18 for due date 8XX/XX18 with the interest rate of 4.875%. The next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx .Borrower is doing his payment as per modification agreement made on dated xx
The borrower xx filed xx bankruptcy Case# xx on xx and the plan was confirmed on xx, Dismissed on xx and last it was terminated on  xx. Debtor will pay to the U.S. Trustee the sum of xx every month for 36 months. POC filed on xx shows amount of secured claim amount of xx and amount of arrearage amount of xx. Motion for relief from automatic stay was filed on xx.
The loan has modified since the origination, the loan modification agreement was made between (Borrower) xx and xx (Lender) on xx. The new modified rate is 4.875 % and borrower promises to pay P&I in the amount of xx beginning xx. The new principal balance is xx. The maturity date is XX/XX/XX34.
There are no evidences of foreclosure as per the recent servicing comments of 24 months.
There are no damages found in the average condition. No comments regarding the damage or repair  has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx filed xx bankruptcy Case# xx on xx and the plan was confirmed on xx, Dismissed on xx and last it was terminated on xx. Debtor will pay to the U.S. Trustee the sum of xx every month for 36 months. POC filed on xx shows amount of secured claim amount of xx and amount of arrearage amount of xx. Motion for relief from automatic stay was filed on xx.	The loan modification agreement was made between (Borrower) xx and xx (Lender) on xx. The new modified rate is 4.875 % and borrower promises to pay P&I in the amount of xx beginning xx. The new principal balance is xx. The maturity date is XX/XX/XX34.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 163 Tape Value: 164 |---| -1 |----| -0.01% Comment: According to the tape data Age of Loan is 164 and as per the data provided to us it is 163. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Bankruptcy (Post-Loan Origination) is No and as per the data provided to us it is Yes.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: According to the tape data Current Bankruptcy Status is Lift Stay - Granted and as per the data provided to us it is Terminated/Dismissed.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: Commercial Bank   Variance:    Variance %:    Comment: According to the tape data Lender Name is xx and as per the data provided to us it is xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 292   Tape Value: 360   Variance: -68   Variance %: -0.19%   Comment: According to the tape data Modification Stated Term is 360 and as per the data provided to us it is 292.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: According to the tape data Neg. Amort Potential is No and as per the data provided to us it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000000001   Tape Value: 00000000010000000000000   Variance:    Variance %:    Comment: According to the tape data Payment History String is 00000000010000000000000 and as per the data provided to us it is 110000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000011   Tape Value: 00000000000001000000000'   Variance:    Variance %:    Comment: According to the tape data Payment History String reversed is Reversed 100000000011 and as per the data provided to us it is 100000000011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 37%   Variance:    Variance %: -0.35%   Comment: According to the tape data Post-Close DTI per 1003 is 37.000 % and as per the data provided to us it is 36.646%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: According to the tape data Street Address is xx and as per the data provided to us it is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per the servicing comments dated 8XX/XX18 states that the borrower was deceased , however the date and cause of death is unable to determine from comments. Also, the no death certificate found in the loan file."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "The subject mortgage was originated with the borrower xx. The updated title report shows the subject property has been transferred from xx to xx through the Quit claim deed dated and recorded on xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data  xx Comparison Data xx  Variance -xxx0

The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required Disclosures (Lvl 2)     "List if Service provider disclosure is missing from loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "the subject property is located in the state of NE.The following disclosure missing from loan file.
																																																																																								1. Construction Finance Notice Disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45696859	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,077.81	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	3.375%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	20.452%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$218,739.31	$54,289.31	4.125%	xx	XX/XX/XX15	Financial Hardship	xx There is an active civil Judgment has been found against the subject borrower in the amount of xx which was recorded on xx 2017 year annual combined tax was paid on XX/XX/xx17 in the amount of xx.	Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX18 reveals that borrower is performing. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is performing. Review of the collection comments fromXX/XX/XX11 toXX/XX/XX18 states that the borrower is performing. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms. Loan modification agreement was made between xx and xx and (Lender) xx, on xx. The new modified rate is 4.125% and borrower promises to pay P&I in the amount of xx beginning on xx. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 8XX/XX55. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which states that the amount of secured claim is xx and the amount of arrearage xxhapter 13 Plan was filed on xx which states that the debtor will pay xx per month for 60 Months. Order Confirming xx Plan was filed on xx which states that the debtor plan which was filed on xx is hereby confirmed. Confirmed plan was modified on xx which states that the debtor will pay xx per month for 7 months. And subject creditor will get paid directly. Order on Motion to Modify Confirmed Plan was filed on xx modified plan is hereby confirmed. xx Trustee's Final Report and Account was filed on xx. Order of discharge after completing plan was filed on xx and case discharge on xx.
As per latest comment dated XX/XX/XX17, Subject property is occupied by the unknown party and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which states that the amount of secured claim is xx and the amount of arrearage xxhapter 13 Plan was filed on xx which states that the debtor will pay xx per month for 60 Months. Order Confirming xx Plan was filed on xx which states that the debtor plan which was filed on xx is hereby confirmed. Confirmed plan was modified on xx which states that the debtor will pay xx per month for 7 months. And subject creditor will get paid directly. Order on Motion to Modify Confirmed Plan was filed on xx modified plan is hereby confirmed. xx Trustee's Final Report and Account was filed on xx. Order of discharge after completing plan was filed on xx and case discharge on xx.	Loan modification agreement was made between xx and xx and (Lender) xx, on xx. The new modified rate is 4.125% and borrower promises to pay P&I in the amount of xx beginning on xx. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 8XX/XX55. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure Loan Program Info Disclosure	Field: Age of Loan Loan Value: 168 Tape Value: 169 |---| -1 |----| -0.01% Comment: As per mod age of loan is 168 months however tape data shows 169 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Interest Only Expiration Date   Loan Value: 6XX/XX14   Tape Value: 7XX/XX14   Variance: 30 (Days)   Variance %:    Comment: As per note interest only expiration date is XX/XX/XX14 however tape data shows XX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per note loan amortization type is Fixed however tape data shows ARM.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 614   Variance: -134   Variance %: -0.22%   Comment: As per modification stated term is 480 however tape data shows 614 months.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.04%   Comment: As per note original P&I is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121121111111   Tape Value: 01000001110000001000000   Variance:    Variance %:    Comment: As per payment history payment string is 121121111111 however tape data shows 01000001110000001000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111121121   Tape Value: 00000010000001110001010'   Variance:    Variance %:    Comment: As per payment history payment string is 111111121121 however tape data shows 00000100000110001010.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 20%   Tape Value: 31%   Variance:    Variance %: -10.94%   Comment: As per Application post close DTI is 20.452% however tape data shows 31.389%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per Application purpose of refinance is Change in rate / term however tape data shows Debt consolidation.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD-1 purpose of transaction is cash out however tape data shows refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX55 Tape Value: 6XX/XX34 Variance: -7731 (Days) Variance %: Comment: As per mod stated maturity date is XX/XX/XX55 however tape data shows XX/XX/XX34. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "Following are the state disclosure which are missing from the loan file;
1. Anti-Coercion Notice
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28812265	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,878.80	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.478%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$163,609.75	Not Applicable	6.000%	xx	XX/XX/XX16	Financial Hardship	xx The chain of the assignment appears complete as the current assignee is xx There are no active judgments or liens found. The 2017 County taxes have been in 2 installments of xx.	According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The next payment due date is for 9XX/XX18.
The last payment was received in the amount of xx, with rate of interest 6.000%, which was applied for 8XX/XX18.
The borrowers has not been more than 30 days late in the prior 12 months.
The UPB reflected is in the amount of xx.
The Current P&I is xx and PITI is  xx.
The borrower is making payment as per modification, which was made on xx.
The loan has been modified once since origination.
Collections Comments:As per review of servicing comments the loan is performing. The loan is due for 9XX/XX18.
The last payment was received onXX/XX/XX18 for the 8XX/XX18 payment.
The UPB reflected is in the amount of xx, current is P&I  xx and PITI is  xx.
The borrower is making payment as per modification, which was made on xx.

As per servicing comments 6XX/XX18, the reason for default is Excessive Obligations.  The borrower intends to keep the property and  is willing and able to make payments
Both borrowers xx and xx filed bankruptcy under xx with case # xx on xx. Collection comments do not show any cram down.
As per BPO Report onXX/XX/XX15, the property is occupied by  the owner. No damage is found to the property and property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrowers xx and xx had filed bankruptcy under xx with case #  xx on xx and plan was confirmed on xx.
The case was discharged on xx.
The debtor will pay to the trustee xx monthly for 60 months.
The lender had filed POC on xx with the total amount xx and amount of arrearage is xxchedule D of voluntary petition shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. Collection comments does not show any cram down.
A modification agreement dated xx reflects an UPB Balance of xx, with a first payment due date of xx. The new monthly P&I payment is xx, and the interest rate remains unchanged at 6.000%. The maturity date will be 4XX/XX56.
 The reason for modification is a financial hardship.
There is no principal forgiven amount nor deferred balance.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 161 Tape Value: 162 |---| -1 |----| -0.01% Comment: As per Note document, age of the loan is 161 months.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrowers xx and xx had filed bankruptcy under xx with case # xx on xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 615   Variance: -135   Variance %: -0.22%   Comment: As per the modification document stated term is 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note document, the not is Fixed Amortized. Hence Neg Amort is Not Applicable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per Note document Loan original P& I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100111000100   Tape Value: 01110001000000000000000   Variance:    Variance %:    Comment: As per the payment history string as 100111000100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001000111001   Tape Value: 00000000000000010001110'   Variance:    Variance %:    Comment: As per the payment history string reversed as 001000111001.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 39%   Tape Value: 38%   Variance:    Variance %: 1.95%   Comment: As per the 1003, the DTI is 39.4778%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per appraisal Property address is xx (CL is not an abbreviation for Circle)   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per Application purpose of refinance is cash out-other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX56 Tape Value: XXX/XX35 Variance: -7761 (Days) Variance %: Comment: Modiifcation, Maturity date will be 4XX/XX56. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The Subject property is located in Illinois state.
The below Required State disclosure is missing from the given loan file.
2.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Variation in Parcel number(APN#) (Lvl 2)     "As per the Deed made on xx the PIN number is reflected as xx.
However, Appraisal report, the updated title and tax report reflects parcel# 02-36-132-015."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Loan Data: xx Comparison Data: xx   Variance:-xx
TILA Foreclosure Rescission Finance Charge Test:  Loan Data: xx Comparison Data: xx Variance:-xx
This loan failed the TILA finance charge test.

The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.

The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.

This loan failed the TILA finance charge test."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Required Affiliated Business disclosure document is missing in the given loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61606069	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,145.34	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.814%	First	Final policy	Not Applicable	xx	XX/XX/XX10	$221,117.69	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx The chain of assignment has been completed. The last assignment was done from xx. The combined first and second installment taxes have been paid in the total amount of xx. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement. The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx.	Collections Comments:According to the servicing comments, the loan is performing. The next due is on 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX18. The UPB reflected in the amount of xx. The borrower is paying P&I as per the loan modification agreement. The loan has been modified once since origination.
 According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 2% beginning from xx. The new maturity date is 7XX/XX45.
Debtor xx (borrower/debtor) filed bankruptcy under xx with the case# xx on xx. The debtor filed proposed xx plan on xx which was confirmed on xx. According to the plan, the debtor shall pay xx for 60 months. The creditor xx, had filed POC on xx with a secured claim amount of xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:=xx (borrower/debtor) filed bankruptcy under xx with the case# xx on xx. The debtor filed proposed xx plan on xx which was confirmed on xx. According to the plan, the debtor shall pay xx for 60 months. The creditor xx, had filed POC on xx with a secured claim amount of xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The case was discharged on xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx between the borrower xx and the lender xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 2% beginning from xx. The new maturity date is 7XX/XX45.	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: 9XX/XX10 Tape Value: 8XX/XX10 |---| -30 (Days) |----| Comment: The Document Date of the Last Modification is 09XX/XX10.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 9XX/XX10   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 1XXX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 9XX/XX15   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as 1XXX/XX15.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 9XX/XX16   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 3 Date as 1XXX/XX16.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX17   Tape Value: 9XX/XX17   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as 1XXX/XX17.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 418   Tape Value: 487   Variance: -69   Variance %: -0.14%   Comment: As per the modification agreement, the term is 418 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 30%   Variance:    Variance %: 14.81%   Comment: As per the the 1003, the post close DTI is 44.814%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX45   Tape Value: 1XXX/XX34   Variance: -3865 (Days)   Variance %:    Comment: As per the modification agreement, the stated maturity date is 07XX/XX45.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: xx Tape Value: xx Variance: xx Variance %: 7.14% Comment: As per the final title policy, the balance of junior lien is xx Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease test failed for TILA finance charge test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA finance charge test failed, Loan Data xx Comparison data xx Variance : -xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The case was discharged on xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67888934	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,057.20	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	43.198%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$321,289.33	$45,400.00	5.000%	xx	XX/XX/XX17	Financial Hardship	xx
The chain of the assignment has been completed. Currently the assignment is with xx
There are two active junior mortgage against the subject property in the favor of xx
xx  for the total amount of xx which were recorded onXX/XX/xx16 andXX/XX/XX17.
2018-2019 county first and second installment taxes are due in the total amount of xx
No prior year’s delinquent taxes have been found.	The review of payment history as of XX/XX/XX18 the borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPb reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
The loan has been modified, This Step modification agreement was signed between the borrower Debre xx and xx(Lender) on xx. The Unpaid principal Balance is xxwith interest rate 5.00% which steps up in 2 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on XX/XX/XX50. The deferred balance is in the amount of xx and principal balance reduction is xx. The interest-bearing amount is xx.
The previous modification has been done on xx located at” “1698050115_311748_LOAN xxx" with New Principal Balance xx and interest rate 2.00% with P&I xx.
According to comment dated XX/XX/XX11, the foreclosure has scheduled sale date. However, according to comment dated XX/XX/XX15, the sale date canceled and placed on hold. Requested hold until XX/XX/XX15.
The borrower xx had filed bankruptcy under xx with the case# xx on xx. The POC was filed on xx with the secured claim amount of xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The borrower was discharged on xx. According to Notice of Final Cure payment dated xx, the borrower had paid the amount xx. According to the xx plan dated xx, the trustee xx per month for 36 months; the base plan amount is xx.  The debtor was discharged on xx and the case was terminated on xx.
According to comment dated XX/XX/XX15, the subject property is owner-occupied.
According to comment dated XX/XX/XX14, there are requested damages from hail and storm. No details were found regarding the insurance claim. Details regarding repairs are unavailable. Latest BPO report is not available. The latest collection comments do not reflect any damages to the subject property.

Foreclosure Comments:According to comment dated  XX/XX/XX11, the foreclosure has scheduled sale date. However, according to comment dated XX/XX/XX15, the sale date cancelled and placed on hold. Requested hold until XX/XX/XX15.
Bankruptcy Comments:The borrower Debra xx had filed bankruptcy under xx with the case# xx on xx. The POC was filed on XX/XX/XX11 with the secured claim amount of xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The borrower was discharged on xx. According to Notice of Final Cure payment dated xx, the borrower had paid the amount xx. According to the xx plan dated xx, the trustee xx per month for 36 months; the base plan amount is xx. The debtor was discharged on xx and the case was terminated on xx.	This Step modification agreement was signed between the borrower xx and xx(Lender) on xx. The Unpaid principal Balance is xxwith interest rate 5.00% which steps up in 2 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from xx. The maturity is dated on XX/XX/XX50. The deferred balance is in the amount of xx and principal balance reduction is xx. The interest-bearing amount is xx.
The previous modification has been done on xx located at” " xx" with New Principal Balance xx and interest rate 2.00% with P&I xx.
Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 159 Tape Value: 160 |---| -1 |----| -0.01% Comment: Age of Loan is 159. However, the tape data reflects 160. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower xx had filed bankruptcy under xx with the case# xx on xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: Current Bankruptcy Status is Discharged .However, the tape data reflects Lift Stay- Granted.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type is Step. However, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX07   Tape Value: 1XXX/XX17   Variance: 3622 (Days)   Variance %:    Comment: Mod Step 1 Date is 1XXX/XX07. However, the tape data reflects 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX18   Tape Value: 5XX/XX18   Variance: -31 (Days)   Variance %:    Comment: Mod Step 2 Date is 6XX/XX18. However, the tape data reflects 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 391   Tape Value: 542   Variance: -151   Variance %: -0.28%   Comment: Modification Stated Term is 391. However, the tape data reflects 542.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00000000010000000000001   Variance:    Variance %:    Comment: Payment History String is 00000100000. However, the tape data reflects 0000000100000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 10000000000001000000000'   Variance:    Variance %:    Comment: Payment History String Reversed is 000001000000. However, the tape data reflects 100000010000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 45%   Variance:    Variance %: -3.48%   Comment: Post close DTI per 1003. is 41.521%. however, the tape data reflects 45.00%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address Street is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX50 Tape Value: XXX/XX35 Variance: -5540 (Days) Variance %: Comment: Stated Maturity Date is 5XX/XX50. However, the tape data reflects XXX/XX35. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on xx. The new modified principal balance is xx which includes the deferred principal balance is xx. The lender has accepted or will hereby accept from the borrower’s xx sum of xx(State Provided Funds) of which the amount xx is a principal balance reduction.
Latest payment history as of date XX/XX/XX18 reflects the UPB in the amount of xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer Disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per Note, the note date is xx. The Final HUD-1 shows the settlement date is xx. However, ROR shows the transaction date is xx which is not consistent with Note and HUD-1."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at CA State. The following state disclosures are missing from the loan files.
.. Impound Account Disclosure
.. ?Cosigner Notice
 . ?Private Mortgage Insurance Disclosure
.. ?Earthquake Disclosure for condominiums
.. ?Hazard Insurance Disclosure
?. Insurer RecommendationDisclosure
.. ?CA Fair Lending Notice
.. ?Anti-Tying Disclosure
.. ?Privacy Notice
.. ?Notice of Right to Copy of Appraisal
?. Application for Credit-Married Persons
.. ?Fair Debt Collection Notice
.. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Property Damage (Lvl 2)     "According to comment dated XX/XX/XX14, there is requested damages from hail and storm. No details were found regarding the insurance claim. Details regarding repairs are unavailable. Latest BPO report is not available. The latest collection comments do not reflect any damages to the subject property."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The borrower was discharged on xx. Did not see comments reflecting a cram-down."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Note, the note date is xx. However, the Final HUD-1 shows the settlement date is xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35252096	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,409.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$254,090.63	Not Applicable	5.750%	xx	XX/XX/XX17	Financial Hardship	xx
There is junior mortgage active in the favor of XXXX as nominee for xx

There is a junior civil judgment active in the favor of xx
2017 Combined Jurisdiction taxes are paid in the amount of xx on XX/XX/xx17.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 0 month. The last payment received onXX/XX/XX18, the payment applied date 9XX/XX18and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently performing. The borrower is currently delinquent for 0 month. The last payment received onXX/XX/XX18, the payment applied date 9XX/XX18and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on xx in between the borrower xx and xx and lender xx The new modified principal balance per modification is in the amount of xxwith interest rate starting at 5.750 % and borrower promises to pay P&I in the amount of xx beginning on xx. The maturity date reflects per modification is 1XXX/XX57. This loan was modified only once since origination.
The reason for default is unemployment and decreased income. The subject property is occupied by the owner.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There are no comments found for damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. The plan was confirmed on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.	According to the modification, the loan was modified on xx in between the borrower xx and xx and lender xx. The new modified principal balance per modification is in the amount of xxwith interest rate starting at 5.750 % and borrower promises to pay P&I in the amount of xx beginning on xx. The maturity date reflects per modification is 1XXX/XX57. This loan was modified only once since origination.	HUD-1 Closing Statement Affiliated Business Disclosure Credit Application Notice of Servicing Transfer Origination Appraisal Final Truth in Lending Discl.	Field: Age of Loan Loan Value: 159 Tape Value: 160 |---| -1 |----| -0.01% Comment: As per note age of loan is 159; however tape reflects 160. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per PACER bankruptcy status is plan confirmed; however tape reflects lift stay-granted.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 632   Variance: -152   Variance %: -0.24%   Comment: As per modification stated term months are 480; however tape reflects 632.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xxx   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000778876543333222   Variance:    Variance %:    Comment: As per payment history string is 0000000000000; however tape reflects 22233345879000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 22233334587887700000000'   Variance:    Variance %:    Comment: As per payment history reversed string is 0000000000000; however tape reflects 22233345879000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX57   Tape Value: XXX/XX35   Variance: -8281 (Days)   Variance %:    Comment: As per modification stated maturity date 1XXX/XX57; however tape reflects XXX/XX35.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal report subject property type is PUD; however tape reflects single family. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, estimated HUD-1 and itemization are also not available in the file."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62827389	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,761.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	55.175%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$249,930.54	Not Applicable	2.875%	xx	XX/XX/XX13	Financial Hardship	xx
There are three active civil judgments has been found on updated title report against the subject borrower in the total amount of xx which was recorded on multiple date in favor of multiple plaintiffs.
There are two state tax liens or warrant has been found on updated title report dated 1XXX/XX18 against subject borrower in the total amount of xx which was recorded onXX/XX/XX17 and XX/XX/xx18 in favor of multiple plaintiffs.
There is an active Credit Card Judgment against the subject borrower in the amount of xx in favor of XXXX which was recorded onXX/XX/XX11.
There is a active junior mortgage in the updated report
There is a junior mortgage in the amount of xx in favor of Home Loan Funding, Inc, which was recorded on XX/XX/xx06.
1st installment of 2017 years county property tax is due on XX/XX/xx18 in the amount xx and 2nd installment of year 2018 county property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided fromXX/XX/XX11 toXX/XX/XX18 reveals that borrower is performing The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 8XX/XX18. The next due date is 9XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.375%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan si performing. Review of the collection comments from XXX/XX11 toXX/XX/XX18 states that the borrower is performing The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 8XX/XX18. The next due date is 9XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.375%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx. The new modified rate is 2.875% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 7XX/XX13. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 4XX/XX35. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case#xx. POC was filed onXX/XX/XX12 which shows that the amount of secured claim xx and the amount of arrearage is xx. Schedule D of voluntary petition dated XX/XX/XX12 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. xx Plan was filed on 7XX/XX12 which was objected by the xx trustee onXX/XX/XX12. Amended xx Plan was filed on XX/XX/XX12 which states that the debtor shall pay xx per month for 4 months then xx per month for 56 months. Debtor shall make all prepetition arrearage for the subject claim xx per month to cure the total amount of arrearage xx. Order Confirming xx Plan was filed xx which states that the debtor plan which was filed on xx is hereby confirmed. xx. Close Bankruptcy Case was filed on xx.
There is no information regarding current occupancy in the collection comments. No damage has been found for the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx. POC was filed onXX/XX/XX12 which shows that the amount of secured claim xx and the amount of arrearage is xx. Schedule D of voluntary petition dated XX/XX/XX12 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. xx Plan was filed xx which was objected by the xx trustee onXX/XX/XX12. Amended xx Plan was filed on xx which states that the debtor shall pay xx per month for 4 months then xx per month for 56 months. Debtor shall make all prepetition arrearage for the subject claim xx per month to cure the total amount of arrearage xx. Order Confirming xx Plan was filed on xx which states that the debtor plan which was filed on XX/XX/XX12 is hereby confirmed. xx Trustee's Final Report and Account was filed onXX/XX/XX17. ORDER OF DISCHARGE - xx was filed on xx which states that the discharge is granted. Close Bankruptcy Case was filed on xx.	Loan modification agreement was made between xx. The new modified rate is 2.875% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 7XX/XX13. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 4XX/XX35. Reason for Modification is Financial Hardship.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 157 Tape Value: 159 |---| -2 |----| -0.01% Comment: Per Note Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per Pacer   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
xx
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Per modification   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX13   Tape Value: 6XX/XX13   Variance: -30 (Days)   Variance %:    Comment: Mod Step 1 Dat is 7XX/XX13 .   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -30 (Days)   Variance %:    Comment: Mod Step 2 Date is 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 262   Tape Value: 360   Variance: -98   Variance %: -0.27%   Comment: Per modification   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg,Amort Potential? is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 10000000000000001011111   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11111010000000000000001'   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 49% Tape Value: 55% Variance: Variance %: -6.16% Comment: Post-C;ose DTI per 1003 is 48.879%. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file but it is not executed (signed) by the borrowers."
* Title issue (Lvl 3) "Short Form Policy is available in the loan file but Successor and or Assignee clause is missing from Short Form Policy also 12 (C) clause is not available in Short Form Policy."	* Missing Required Disclosures (Lvl 2) "List of Service Provider is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per ROR Transaction date isXX/XX/XX05 which is after note date XXX/XX05."
* State Tax Judgment (Lvl 2)     "There are two state tax liens or warrant has been found on updated title report dated 1XXX/XX18 against subject borrower in the total amount of xx which was recorded onXX/XX/XX17 and XX/XX/XX18 in favor of multiple plaintiffs."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice"
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated XX/XX/XX12 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81311249	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,398.03	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.983%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$201,374.57	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	According to Updated title report dated XX/XX/xx18, xx

There is one senior mortgage against the property originated on XX/XX/xx03 with the xx
There are four junior civil judgment(settlement Stipulation) against the borrower, all in favor of a different plaintiff. The first was recorded on XX/XX/xx10 in the amount of xx and second, was recorded on XX/XX/XX12 in the amount of xx. The third was recorded on XX/XX/XX16 in the amount of xx, fourth was recorded on XX/XX/xx17 in the amount of xx.

There are three renewed judgments against the borrower. The first was recorded on XX/XX/xx12, second was recorded on XX/XX/XX16 and the third was recorded on XX/XX/xx17. All for the amount of xxx

There are various judgments against the borrower XXXX all in the favor of different plaintiff which was recorded on different dates approximately in the amount of xx.
The combined annual taxes for the year 2017 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.
The review of payment history as of XX/XX/XX18, the borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
This  Step modification agreement was signed between xx. The Unpaid principal Balance is xx with interest rate 3.500 % the borrower promises to pay the monthly  P&I of xx beginning from XXX/XX17 with a maturity date of XXX/XX57. The loan has been modified twice since origination. The loan was first modified with UPB xx in the year 2010. The modification agreement can be located at “1698349865_311974_LOAN(xxx)”.
However, the borrower has been making the payment as per current modification which was executed onXX/XX/XX17.
The foreclosure was initiated and referred to an attorney on XX/XX/XX13. The complaint was filed on xx. According to Order Rescheduling Foreclosure sale (Ln#24315 xx, the sale was scheduled for xx. The new scheduled sale date is XX/XX/XX16. However, the borrower xx and foreclosure was put on hold.
The borrower xx had filed bankruptcy under xx. The plan was confirmed on xx. The Amended POC was filed on XX/XX/XX18 with the secured claim amount of xx and the arrearage is xxccording to the Amended xx plan dated XX/XX/XX17, the debtor shall pay the trustee xx monthly for 2 months and xx from month 3 through 4 and xx from month 5 through 10 and xx from month 11 through 60.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. Did not see comments reflecting cram-down.
According to comment dated XX/XX/XX18, the subject property has water damages. The date of loss is XX/XX/XX18. The filed loss claim is in the amount of xx. Details regarding repairs are unavailable. The latest BPO report is not available.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on XX/XX/XX13. The complaint was filed on xx. According to Order Rescheduling Foreclosure sale (Ln#24315 xx, the sale was scheduled for xx. The new scheduled sale date is xx. However, the borrower xx had filed bankruptcy under xx with the case#xx and foreclosure was put on hold.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case#xx. The plan was confirmed on xx. The Amended POC was filed on XX/XX/XX18 with the secured claim amount of xx and the arrearage is xxccording to the Amended xx plan dated xx, the debtor shall pay the trustee xx monthly for 2 months and xx from month 3 through 4 and xx from month 5 through 10 and xx from month 11 through 60.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. Did not see comments reflecting cram-down.
This Step modification agreement was signed between xx. The Unpaid principal Balance is xx with interest rate 3.500 % the borrower promises to pay the monthly P&I of xx beginning from XXX/XX17 with a maturity date of XXX/XX57. The loan has been modified twice since origination. The loan was first modified with UPB xx in the year 2010. The modification agreement can be located at “1698349865_311974_LOAN(xxx)”. However, the borrower has been making the payment as per current modification which was executed onXX/XX/XX17.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Age of Loan Loan Value: 160 Tape Value: 159 |---| 1 |----| 0.01% Comment: The age of loan is 160. Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note document Borrower #2 Last Name xx   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated in 2013.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 621   Variance: -141   Variance %: -0.23%   Comment: As per Modification document stated term 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001111121002   Tape Value: 00000001321000099999999   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 001111121002.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 200121111100   Tape Value: 99999999000012310000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 2001211111100.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 35%   Tape Value: 35%   Variance:    Variance %: 0.00%   Comment: As per final application post close DTI 34.983%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xxVariance:    Variance %:    Comment: As per Note, the property address is XXXX Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX57   Tape Value: 4XX/XX35   Variance: -7946 (Days)   Variance %:    Comment: As per modification document maturity date is XXX/XX57.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per Final Title policy does not reflecting junior mortgage. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. Did not see comments reflecting cram-down."	* Missing Required Disclosures (Lvl 2) "List of Service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida, However, the following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
																																																																																								* Property Damage (Lvl 2) "According to comment dated XX/XX/XX18, the subject property has water damages. The date of loss is XX/XX/XX18. The filed loss claim is in the amount of xx. Details regarding repairs are unavailable. The latest BPO report is not available."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$4,135.85	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87525592	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,456.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$52,179.57	Not Applicable	5.250%	xx	XX/XX/XX17	Financial Hardship	xx
1) There is one open mortgage recorded on 5XX/XX06 with the xx
There is IRS lien of active against the borrower recorded on XX/XX/xx11 in the amount of xx.
There is IRS lien of active against the borrower recorded on XX/XX/xx11 in the amount of xx.
There is IRS lien of active against the borrower recorded on XX/XX/xx11 in the amount of xx.
There is IRS lien of active against the borrower recorded on XX/XX/xx11 in the amount of xx.
Property Tax Status;
County annual 1st taxes of 2018 have been paid in the amount of xx.
Utilities annual 1st taxes of 2018 have been paid in the amount of xxther 1st taxes of 2018 have been paid in the amount of xxounty annual 1st taxes of 2018 are due in the amount of xx.
County annual 1st taxes of 2018 are due in the amount of xxounty annual 1st taxes of 2018 are due in the amount of xxxx.
As per the review of updated payment history XX/XX/XX18, the borrower is making regular payment and the next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is collection. the borrower is making regular payment. The reason for default of borrower is Excessive Obligation.

As per the review of updated payment history XX/XX/XX18, the borrower is making regular payment and the next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.

No any foreclosure activity have been found.

xxhad filed bankruptcy under xx with case#xx . As per chapter plan dated xx, the debtor shall pay to the trustee the amount of xx every month for 60 months. The lender also filed POC datedXX/XX/XX09 and POC amount is xx. And the arrearage is in the amount of xx. No further details are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx with case#xx . As per chapter plan datedXX/XX/XX17, the debtor shall pay to the trustee the amount of xx every month for 60 months. The lender also filed POC datedXX/XX/XX09 and POC amount is xx. And the arrearage is in the amount of xx. No further details are found.	The loan modification agreement was made between xx. The first modified payment is still due for 1XXX/XX17 and the new maturity date will be 1XXX/XX17.The new Modified Unpaid Principal Balance is available in the mod xx.The modification rate would be 5.250% and modified P&I is 260.31.	Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures Right of Rescission	Field: Age of Loan Loan Value: 153 Tape Value: 154 |---| -1 |----| -0.01% Comment: Age of Loan 153. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is Yes.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 626   Variance: -146   Variance %: -0.23%   Comment: Modification Stated Term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx5   Variance %: 0.04%   Comment: Original Stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.875%   Tape Value: 5.250%   Variance:    Variance %: 0.63%   Comment: Original Stated rate is 5.875000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000004   Tape Value: 00000000544322111121110   Variance:    Variance %:    Comment: Payment history string is 000000000004.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 400000000000   Tape Value: 01112111132344500000000'   Variance:    Variance %:    Comment: Payment history string reversed is 400000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: Unavailable   Tape Value: 56%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: 23832   Tape Value: 23838   Variance:    Variance %:    Comment: Property postal code is xx   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 9XX/XX20 Variance: -13575 (Days) Variance %: Comment: Stated maturity date is 1XXX/XX57. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia State and the VA state requires total 5 disclosures, all are missing from the loan file.
1)VA Application Disclosure
2)Choice of Settlement Agent Disclosure
3)Disclosure of Charges For Appraisal or Valuation
4)Copy of Appraisal or Statement of Appraised Value
5)Affiliated Business Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA Right of Rescission Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test as;
TILA Right of Rescission Test: FAIL
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report datedXX/XX/XX18 ,There are four IRS liens against the borrower xx totaling in the amount of xx recorded on XX/XX/XX11,XX/XX/XX12, XX/XX/XX13, XX/XX/XX16 respectively. All are in the favor of IRS."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88669736	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$631.83	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx.
The chain of assignment has been completed. Currently, the assignment is from XXXX, as Nominee for xx
There are no active liens and judgments.
The 2nd installment of county taxes has been due in the amount of xx.
No prior year’s delinquent taxes have been found.
The review of payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The borrower is current with loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per-bankruptcy.

The review of the servicing comment shows that foreclosure was initiated on the loan by referring the file to an attorney. However, the foreclosure has been put on hold due to the bankruptcy filed by the borrower.  Further details are unavailable.

The borrower xx had filed the bankruptcy, case#xx under chapter xx. The POC filed by xx reflects the secured claim (principal balance) in the amount of xx and arrearage in the amount of xx.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The subject creditors claim is treated under class-4 of xx plan(xx dated XX/XX/XX11. As per the proposed xx plan, the appraised value of the property is xx. However, the entire claim of “xx ” shall be considered as a secured claim in the full amount of xx. The debtor will begin making monthly payments on the allowed secured claim in the modified amount of xx for the remaining 24-year loan term with the interest rate of 3.125%. According to the terms of the Order Granting Modification of the Stay entered by the Court on December 12, 2011 [Docket No. 105],  the loan was re-amortized with a new principal balance in the amount of xx and the interest rate was modified to a fixed rate of 4.00% and P&I is xx. The first payment under the modification had begun on XXX/XX12. The new maturity date will be 1XXX/XX39. The plan was confirmed on 4XX/XX12. There is no reduction in the principal balance. However, the servicing comment datedXX/XX/XX15 states this as a confirmed cramdown.
The payment history as of XX/XX/XX18 reflects UPB is in the amount of xx.
According to comment dated XX/XX/XX17, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The review of the servicing comment shows that foreclosure was initiated on the loan by referring the file to an attorney. However, the foreclosure has been put on hold due to bankruptcy filed by the borrower.  Further details are unavailable.
Bankruptcy Comments:The borrower xx. The POC filed by xx reflects the secured claim (principal balance) in the amount of xx and arrearage in the amount of xx.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The subject creditors claim is treated under class-4 of xx plan(xx dated XX/XX/XX11. As per the proposed xx plan, the appraised value of the property is xx. However, the entire claim of xxshall be considered as a secured claim in the full amount of xx. The debtor will begin making monthly payments on the allowed secured claim in the modified amount of xx for the remaining 24-year loan term with the interest rate of 3.125%. According to the terms of the Order Granting Modification of the Stay entered by the Court on December 12, 2011 [Docket No. 105],  the loan was re-amortized with a new principal balance in the amount of xx and the interest rate was modified to a fixed rate of 4.00% and P&I is xx. The first payment under the modification had begun on XXX/XX12. The new maturity date will be 1XXX/XX39. The plan was confirmed on 4XX/XX12. There is no reduction in the principal balance. However, the servicing comment datedXX/XX/XX15 states this as a confirmed cramdown.
The payment history as of XX/XX/XX18 reflects UPB is in the amount of xx.
Not Applicable	Missing Required State Disclosures Loan Program Info Disclosure	Field: Age of Loan Loan Value: 158 Tape Value: 159 |---| -1 |----| -0.01% Comment: As of review date, the age of loan is 158 months. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Review of servicing comment shows foreclosure activity on the loan.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX39   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX12   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 4.0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 416   Variance:    Variance %:    Comment: As per modification, the stated terms i 336 months; However, the tape reflects as 416 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000009999999   Variance:    Variance %:    Comment: AS per payment history, the payment string is 00000xxx;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 99999990000001000000000'   Variance:    Variance %:    Comment: AS per payment history, the reversed payment string is 00000xxx; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 34%   Tape Value: 55%   Variance:    Variance %: -20.71%   Comment: AS per 1003, the post-close DTI is 34.151%.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Describe the BK payment plan (Lvl 3) "The borrower xx. The POC filed by xx reflects the secured claim (principal balance) in the amount of xxxx and arrearage in the amount of xx.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The subject creditors claim is treated under class-4 of xx plan(xx dated XX/XX/XX11. As per the proposed xx plan, the appraised value of the property is xx. However, the entire claim of xx shall be considered as a secured claim in the full amount of xx. The debtor will begin making monthly payments on the allowed secured claim in the modified amount of xx for the remaining 24-year loan term with the interest rate of xx%. According to the terms of the Order Granting Modification of the Stay entered by the Court on December xx, 2011 [Docket No. xx],  the loan was re-amortized with a new principal balance in the amount of xx and the interest rate was modified to a fixed rate of xx% and P&I is xx. The first payment under the modification had begun on XXX/XX12. The new maturity date will be 1XXX/XX39. The plan was confirmed on 4XX/XX12. There is no reduction in the principal balance. However, the servicing comment datedXX/XX/XX15 states this as a confirmed cramdown.
The payment history as of XX/XX/XX18 reflects UPB is in the amount of xx."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Virginia State. The following required state disclosures are missing from the loan file.

1.VA Application Disclosure
2.Choice of Settlement Agent Disclosure
3.Disclosure of Charges for Appraisal or Valuation
4.Copy of Appraisal or Statement of Appraised Value"
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan amortization type is ARM. However, the loan program disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has been completed. However, there is a break in the assignment which was done from xx
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36091163	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$634.03	8XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	$28,683.26	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	10.146%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There is no active judgments or liens have been found. The 2018 county taxes have been due in the amount of xx. No prior years delinquent taxes have been found.	According to payment history, the borrower is current with the loan and is next due for 8XX/XX19. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX19. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payments per bankruptcy plan.	Collections Comments:The borrower is current with the loan and is next due for 8XX/XX19. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX19. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payments per bankruptcy plan.
According to comment dated XX/XX/XX15, the reason for default is an excessive obligation.
The loan has not been modified since origination.
The foreclosure was initiated on the loan. According to comment dated XX/XX/XX12, the sale had given three times. However, the file has been put on hold due to the bankruptcy filed by the borrower under xx, case#xx. No further details are available.
The borrower xx had filed the bankruptcy, case#xx.  The schedule D(voluntary petition) lists the amount of secured claim payable to the creditor xx in the amount of xx and value of the collateral is xx that results in an unsecured portion in the amount of xx.  The POC filed by the creditor xx reflects secured claim in the amount of xx.
According to the Amended xx plan(xx) dated xx, the subject claim is treated under class 16. The Claim of xx shall be paid xxx00 as a secured claim amortized over 20 years with the interest rate of 4% with monthly payments of principal and interest. However, the subject creditor had objected(xx) to said xx plan because the value of the property is greater than listed in the debtors. According to order resolving the objection of a creditor xx  to confirmation of plan regarding the subject property (xx), the said plan was modified to provide for a secured claim of xx with interest at the rate of 5.25%. The plan of reorganization was confirmed onXX/XX/XX12.
According to comment dated XX/XX/XX17, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated on the loan. According to comment dated XX/XX/XX12, the sale had given three times. However, the file has been put on hold due to the bankruptcy filed by the borrower under xx, case#xx. No further details are available.
Bankruptcy Comments:The borrower xx. had filed the bankruptcy, case#xx.  The schedule D(voluntary petition) lists the amount of secured claim payable to the creditor xx in the amount of xx and value of the collateral is xx that results in an unsecured portion in the amount of xx.  The POC filed by the creditorxx onXX/XX/XX11 reflects secured claim in the amount of xx.
According to the Amended xx plan(xx) dated XX/XX/XX11, the subject claim is treated under class 16. The Claim of xx shall be paid xxx00 as a secured claim amortized over 20 years with the interest rate of 4% with monthly payments of principal and interest. However, the subject creditor had objected(xx) to said xx plan because the value of the property is greater than listed in the debtors. According to order resolving the objection of a creditor xx to confirmation of plan regarding the subject property (xx), the said plan was modified to provide for a secured claim of xx with interest at the rate of 5.25%. The plan of reorganization was confirmed onXX/XX/XX12.
Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer HUD-1 Closing Statement	Field: Age of Loan Loan Value: 159 Tape Value: 160 |---| -1 |----| -0.01% Comment: As per review, the age of loan is 159 months; However, the tape reflects as 160 months. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Servicing comment reveals foreclosure activity on the loan. However, the tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified since origination. The tape data, shows the modified terms through bankruptcy. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX32   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX12   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 5.3%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 331   Variance:    Variance %:    Comment: The loan has not been modified since origination. The tape data, shows the modified terms through bankruptcy.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000999999999999999   Variance:    Variance %:    Comment: As per payment history, the payemnt string is 00000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 99999999999999900000000'   Variance:    Variance %:    Comment: As per payment history, the payemnt string is 00000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 5.6%   Tape Value: 17%   Variance:    Variance %: -10.90%   Comment: AS per 1003, post DTI is 5.604%; However, the tape reflects as 16.500%   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Change in Rate/Term Variance: Variance %: Comment: As per Final Application, purpose of refinance is Lower rate or term. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower xx had filed the bankruptcy under xx with case# xx. According to the voluntary petition (DE #1) filed by the debtor on XX/XX/XX11 amount of claim is xx and the value of collateral isxx. Hence, the unsecured portion is xx. The subject creditor xx had filed POC (claim#216-1) on XX/XX/XX11 with the secured claim in the amount of xx and arrearage in the amount of xx. On December 16, 2012; the Debtor filed the first amended plan [DE #229] in which the claim of the subject creditor is listed under claim 156 by which the debtor will be paid the beginning on the effective date of plan by amortizing the amount xx) over 20 years with interest rate of 4.00%. However, the subject creditor xx filed the objection to confirmation of this plan (DE #312) because the value relation to the Subject Property is greater than the listed value in the said plan. The order to resolve the objection the objection filed on XX/XX/XX (DE #592) states that the said plan (DE #312) modified to provide the secured claim is xx instead of xx and the debtor will paid for the claim with interest rate 5.25% over 20 years. But the plan was not yet confirmed. The collection comments shows, the evidence about the cram down. The latest payment history also, shows that the borrower is performing and paying with interest rate 5.25% same as borrower’s modified plan and the current UPB is xx. It seems that the borrower’s account should have been crammed down in the amount of xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file located at xx; However, the second page of HUD-1 is missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Tennessee State. The following state disclosures are missing in the loan files.
1. Placement of Insurance Disclosure
2. Availability of Title Insurance
3. TN Consent to Disclosure of Insurance Information
4. Choice of Agent/insurer
5. Insurance Solicitation/Post Commitment"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "An affiliated business agreement disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicer transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* Deceased Borrower(s) (Lvl 2) "According to death certificate located at (1698533710_314299_LOAN xxx) the borrower, xx was deceased on XX/XX/XX06."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3960233	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$452.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.270%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx.
2018 annual combined taxes are due till XX/XX/xx18 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as of XX/XX/XX18, reveals that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per note P&I. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is performing. Provided payment history fromXX/XX/XX15 to XX/XX/XX18 reveal that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per note P&I. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per note P&I. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the loan file as well as in the latest 24 months servicing comments.
The borrower had filed bankruptcy under xx with case # xx. The last petition was filed on xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case #xx.
According to the modified xx plan datedXX/XX/XX10, the debtor shall pay to the trustee the sum of xx per bi-weekly for 60 months for the total base amount of xx. The estimated amount of arrearage to be paid for the collateral is in the amount of xx.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 158 Tape Value: 159 |---| -1 |----| -0.01% Comment: Age of Loan is 158.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy on xxwhich is Post-Loan Origination as the subject loan closed on XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: xx   Tape Value: M   Variance:    Variance %:    Comment: The Note reflects the Co-Borrower's Middle Name as xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX35   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011111111000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000011111111000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is Cash Out. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX11 toXX/XX/XX18. We require latest 24 months servicing comments. However, servicing comments are missing fromXX/XX/XX18 to 1XXX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Alabama state. The following state disclosure is missing from the loan file.
?Choice of Insurer."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70351337	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,128.70	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	20.664%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$250,905.15	Not Applicable	2.125%	xx	XX/XX/XX10	Financial Hardship	xx
No judgments and liens have been found against the borrower.
 There is one junior mortgage in the favor of xx
The 2017-2018County 1st  installment tax has been paid in the amount of xx on 1XXX/XX17.
The 2017-2018County 2nd  installment tax has been paid in the amount of xx onXX/XX/xx18.
No prior years delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comments, the reason for default is a curtailment of income.
The borrower has been making the payments as per the modification. This Step modification agreement was made on between the borrower xx dated on 7XX/XX10. The Unpaid principal Balance is xx with interest rate 2.125% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly  P&I of xx beginning from 8XX/XX10. The maturity is dated 7XX/XX40. The interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.
The borrower xx had filed bankruptcy under xx with the case # xx. The POC was filed onXX/XX/XX13 with the claim amount of xx and the arrearage is in the amount of xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.
No information has been found pertaining to foreclosure.
The servicing comments show that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx. The POC was filed onXX/XX/XX13 with the claim amount of xx and the arrearage is in the amount of xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.	This Step modification agreement was made on between the borrower xx and the lender xx dated on 7XX/XX10. The Unpaid principal Balance is xx with interest rate 2.125% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 8XX/XX10. The maturity is dated 7XX/XX40. The interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.	Loan Program Info Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 156 Tape Value: 157 |---| -1 |----| -0.01% Comment: As per Note the Age of loan is 156. However, tape reflects 157. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX10   Tape Value:XX/XX/XX10   Variance: -51 (Days)   Variance %:    Comment: As per Mod the last mod date is 7XX/XX10. However, tape reflectsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Interest Only Expiration Date   Loan Value: 6XX/XX15   Tape Value: 7XX/XX15   Variance: 30 (Days)   Variance %:    Comment: As per Note the Interest only expiration date is 6XX/XX15. However, tape reflects 7XX/XX15.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per mod the amortization type is Step. However, tape reflects ARM.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 7XX/XX40   Tape Value: 6XX/XX35   Variance: -1857 (Days)   Variance %:    Comment: As per Mod the maturity date is 7XX/XX40. However, tape reflects 6XX/XX35.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX10   Tape Value: 7XX/XX10   Variance: -31 (Days)   Variance %:    Comment: As per Mod 1 step date is 8XX/XX10. However, tape reflects 7XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 8XX/XX15   Tape Value: 7XX/XX15   Variance: -31 (Days)   Variance %:    Comment: As per mod step 2 the date is 8XX/XX15. However, tape reflects 7XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 8XX/XX16   Tape Value: 7XX/XX16   Variance: -31 (Days)   Variance %:    Comment: As per Mod step 3 date is 8XX/XX16. However, tape reflects 7XX/XX16.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 8XX/XX17   Tape Value: 7XX/XX17   Variance: -31 (Days)   Variance %:    Comment: As per Mod step 4 date is 8XX/XX17. However, tape reflects 7XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.39%   Comment: As per Note the P&I is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011001010101111   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000. However, tape reflects 0000000000001100101011111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11110101000011000000000'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects 11110101000110000000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 21%   Tape Value: 21%   Variance:    Variance %: 0.00%   Comment: As per 1003 the DTI is 20.664%. However, tape reflects 20.660%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX40 Tape Value: 6XX/XX35 Variance: -1857 (Days) Variance %: Comment: As per note the maturity date is 7XX/XX40. However, tape reflects 6XX/XX35. Tape Source: Initial Tape Type:	B	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "As per ROR the transaction date is 5XX/XX05 which is not consistent with note and HUD."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "As per schedule D of Voluntary Petition filed on XX/XX/XX13,  shows that the amount of claim without deducting the value of the collateral as xx,000 and value of the collateral as xx,000 however, the unsecured portion is xx."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. The latest assignment is with xx. The assignment should be xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA state. The following state disclosure is missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14624382	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,088.25	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	59.051%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$145,352.85	$4,500.00	2.000%	xx	XX/XX/XX12	Financial Hardship	xx
No active judgments or liens found.
The chain of assignment has not been completed.
The chain of assignment has been completed. Current taxes are due in the amount of xx.
As per the updated title report dated 1XXX/XX18 there is  Legal description inconsistent from vesting deed to mortgage. Last 3 lines of deed legal xx was missing in Mortgage legal.
According to the payment history as of 1XXX/XX18, the borrower is current. The last payment was received onXX/XX/XX19, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:According to the payment history as of 1XXX/XX18, the borrower is current. The last payment was received onXX/XX/XX19, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the modification, the loan was modified onXX/XX/XX12 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 8XX/XX12. The maturity date as per modification is 7XX/XX52. This loan was modified once.

Modification step:

As per the modified terms, new principal balance is xx. There are 3 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.0000% beginning from 8XX/XX14, 2nd  step is xx monthly with a modified interest rate 3.0000% beginning from 8XX/XX17, 3rd  step is xx monthly with a modified interest rate 4.0000% beginning from 8XX/XX18, 4th step is xx monthly with a modified interest rate 4.120% beginning from 8XX/XX19, with a maturity date 6XX/XX51. The interest-bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount.
This loan was modified once.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The POC was filed onxx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee xx per month, under xx. There is no comment indicating a cram down.
The review of the updated title report dated 1XXX/XX18, shows that the subject mortgage was originated on 5XX/XX05 and was recorded onXX/XX/XX05, in the amount of xxx, with xx as nominee for xx
The review of the updated title report dated 1XXX/XX18, shows that the subject mortgage was originated on 5XX/XX05 and was recorded onXX/XX/XX05, in the amount of xxx, with xx
No active judgments or liens found.
The chain of assignment has not been completed.
The chain of assignment has been completed. Current taxes are due in the amount of xx.
As per the updated title report dated 1XXX/XX18 there is  Legal description inconsistent from vesting deed to mortgage. Last 3 lines of deed legal xx was missing in Mortgage legal.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The POC was filed on XXX/XX13, the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee xx per month, under xx. There is no comment indicating a cram down.	According to the modification, the loan was modified onXX/XX/XX12 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 8XX/XX12. The maturity date as per modification is 7XX/XX52. This loan was modified once.

Modification step:

As per the modified terms, new principal balance is xx. There are 3 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.0000% beginning from 8XX/XX14, 2nd  step is xx monthly with a modified interest rate 3.0000% beginning from 8XX/XX17, 3rd  step is xx monthly with a modified interest rate 4.0000% beginning from 8XX/XX18, 4th step is xx monthly with a modified interest rate 4.120% beginning from 8XX/XX19, with a maturity date 6XX/XX51. The interest-bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount.
This loan was modified once.	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 156 Tape Value: 157 |---| -1 |----| -0.01% Comment: Age of loan is 156. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value: 8XX/XX12   Variance: -19 (Days)   Variance %:    Comment: Doc date of last modification isXX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 565   Variance: -85   Variance %: -0.15%   Comment: As per the mod document the stated 480 terms.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note doc there is no neg amort potential terms.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX05   Tape Value:XX/XX/XX05   Variance: -11 (Days)   Variance %:    Comment: Original appraisal date isXX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 01000000000000000000000   Variance:    Variance %:    Comment: Payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000000001010'   Variance:    Variance %:    Comment: Payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 59%   Tape Value: 59%   Variance:    Variance %: -0.00%   Comment: Post-close DTI as per 1003 is 59.057%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Purpose of refinance as per the application Cash out- other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX52 Tape Value: 6XX/XX25 Variance: -9892 (Days) Variance %: Comment: Stated maturity date is 7XX/XX52. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "As per the updated title report dated 1XXX/XX18 there is Legal description inconsistent from vesting deed to mortgage. Last 3 lines of deed legal xx was missing in Mortgage legal. However, the parcel ID matched on both the documents.
It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The loan program disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The following Disclosures are missing from the loan file:
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow acct disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test:  Loan Data:xx Comparison Data:xx Variance: -xxThis loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test:  Loan Data:xx Comparison data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65032986	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,606.37	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.273%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$126,478.77	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
No active judgments or liens were found against the subject property or the borrower.
2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17. No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement datedXX/XX/XX10 with the step interest rate of 4.625 % and P&I of xx.	Collections Comments:The loan is currently performing and the next due date is XX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement datedXX/XX/XX10 with the step interest rate of 4.625 % and P&I of xx. The loan was modified once since the origination.
This modification agreement was made on XX/XX/XX10 between the borrower, xx. According modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with the step interest rate of 2.00% beginning from XX/XX/XX10. The maturity date is XX/XX/XX27. The loan was modified with four steps.
Foreclosure referral was on hold due to Hurricane IRMA.
The borrower, xx had filed the bankruptcy under xx plan with the case # xx and the plan was confirmed on xx. The POC was filed by the creditor on XX/XX/XX10 for the secured claim amount of xx. According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx. According to order of confirming xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months and secured claim amount will be paid directly by the debtor. Second and third mortgages have been stripped. Trustee's notice to court of completion of payments under confirmed xx plan was filed on XX/XX/XX15. However, the case was discharged on XX/XX/XX15 and was terminated on XX/XX/XX16.
No comment pertaining damage to the subject property has been observed.
No latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx plan with the case # xx
The POC was filed by the creditor on XX/XX/XX10 for the secured claim amount of xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx.
According to order of confirming xx plan, the debtor shall pay to the trustee in the amount of xx for 60 months and secured claim amount will be paid directly by the debtor. Second and third mortgages have been stripped. Trustee's notice to court of completion of payments under confirmed xx plan was filed on XX/XX/XX15.
However, the case was xx.
This modification agreement was made on XX/XX/XX10 between the borrower, xx.
According modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with the step interest rate of 2.00% beginning from XX/XX/XX10. The maturity date is XX/XX/XX27.
The loan was modified with four steps.	Notice of Servicing Transfer Missing Required State Disclosures	Field: Age of Loan Loan Value: 155 Tape Value: 156 |---| -1 |----| -0.01% Comment: As per note, age of the loan is 155. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower, xx. However, the case was discharged on xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: According to modification agreement,loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX10   Tape Value: 8XX/XX10   Variance: -31 (Days)   Variance %:    Comment: According to modification agreement, mod step 1 date is XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 9XX/XX15   Tape Value: 8XX/XX15   Variance: -31 (Days)   Variance %:    Comment: According to modification agreement, mod step 2 date is XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 9XX/XX16   Tape Value: 8XX/XX16   Variance: -31 (Days)   Variance %:    Comment: According to modification agreement, mod step 3 date is XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 9XX/XX17   Tape Value: 8XX/XX17   Variance: -31 (Days)   Variance %:    Comment: According to modification agreement, mod step 4 date is XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 208   Tape Value: 269   Variance: -61   Variance %: -0.23%   Comment: According to modification agreement, stated term is 208.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000100   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The payment history string is 000000000010.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The payment history string reversed is 001000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per application, purpose of refinance is cash out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per final HUD-1, purpose of transaction is cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX27 Tape Value: 7XX/XX20 Variance: -2709 (Days) Variance %: Comment: According to modification agreement, stated maturity date is XX/XX/XX27. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX11 to XX/XX/XX18. However, we require latest 24 months collection comments. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX18 to XX/XX/XX18."
* Variation in Parcel number(APN#) (Lvl 3)     "There is variation in Parcel # mentioned on warranty deed, recorded mortgage and tax document.
According to warranty deed which was recorded on xx, the Parcel # xx. However, tax document and recorded mortgage reflects Parcel # as xx."	* Loan has been determined to have an unsecured debt (Lvl 2) "According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx.
However, the case was discharged on XX/XX/XX15 and was terminated on XX/XX/XX16."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state. The following disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
However, the collection comments received as of XX/XX/XX18 does not reflect damage or repair to the subject property. No latest BPO report is available in the loan file."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99822809	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,015.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	39.226%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$241,199.52	Not Applicable	5.250%	xx	XX/XX/XX14	Financial Hardship	xx There is one junior mortgage xxXX/XX/xx06 in the favor of xx 2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17. No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX14 with the interest rate 5.250 % and P&I of xx.	Collections Comments:The legal status of loan is performing and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX14 with the interest rate 5.250 % and P&I of xx. According to comment dated XX/XX/XX18, borrower will not be able to make January payment due to being behind from job closed for IRMA. According to comment dated XX/XX/XX17, the loan file has been placed on fc referral hold for hurricane IRMA disaster protection effort which was released on XX/XX/XX17. The borrower, xx had filed the bankruptcy under xx with the case # xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim isxx. According to the amended xx plan dated XX/XX/XX13, the debtor shall pay to the trustee in the amount of xx for 3 months and then, xx for 57 months.  According to the order of xx plan which was confirmed on XX/XX/XX13, the debtor shall pay to the trustee in the amount of xx for 4 months, then xx for 3 months and xx for 53 months. The POC was filed on XX/XX/XX12 for the secured claim amount of xxx and the amount of arrearage is xx. Motion for relief from stay was filed on XX/XX/XX13 and Order on motion for relief from stay was filed on XX/XX/XX14. Motion to modify the mortgage was filed on XX/XX/XX14 and Order granting amended motion to modify mortgage was filed on XX/XX/XX14.According to the notice of mortgage payment change which was filed on XX/XX/XX17, the new mortgage payment was in the amount of xx which was due from XX/XX/XX17.Notice report of completion of xx plan was filed on xx.
No comment pertaining damage to the subject property has been observed. No latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the case # xx and the plan was confirmed on xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim isxx. According to the amended xx plan dated XX/XX/XX13, the debtor shall pay to the trustee in the amount of xx for 3 months and then, xx for 57 months.  According to the order of xx plan which was confirmed on XX/XX/XX13, the debtor shall pay to the trustee in the amount of xx for 4 months, then xx for 3 months and xx for 53 months.
The POC was filed on XX/XX/XX12 for the secured claim amount of xxx and the amount of arrearage is xx. Motion for relief from stay was filed on XX/XX/XX13 and Order on motion for relief from stay was filed on XX/XX/XX14.
Motion to modify the mortgage was filed on XX/XX/XX14 and Order granting amended motion to modify mortgage was filed on XX/XX/XX14.According to the notice of mortgage payment change which was filed on XX/XX/XX17, the new mortgage payment was in the amount of xx which was due from XX/XX/XX17.
Notice report of completion of xx plan was filed on xx.
This modification agreement was made between the borrower, xx.
According to modified terms, the new modified principal balance is xx.
The borrower promises to pay P&I in the amount of xx monthly with the interest rate of 5.250% beginning from XX/XX/XX14.
The maturity date is XX/XX/XX54.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 154 Tape Value: 155 |---| -1 |----| -0.01% Comment: As per note, age of loan is 154. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to PACER, the borrower, xx   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The borrower, xx and xx had filed the bankruptcy under xx with the case # xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 582   Variance: -102   Variance %: -0.18%   Comment: According to modification agreement, stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000221001222222211   Variance:    Variance %:    Comment: The payment history string is 00000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 11222222200012200000000'   Variance:    Variance %:    Comment: The payment history string reversed is 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 40%   Tape Value: 40%   Variance:    Variance %: -0.00%   Comment: The value is rounded off.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: According to application, the purpose of refinance is cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX54 Tape Value: 8XX/XX35 Variance: -6759 (Days) Variance %: Comment: According to modification agreement, stated maturity date is XX/XX/XX54. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
However, the collection comments received as of 9XX/XX18 does not reflect damage or repair to the subject property. No latest BPO report is available in the loan file."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77414409	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,772.76	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.254%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$149,243.71	Not Applicable	6.375%	xx	XX/XX/XX17	Financial Hardship	xx No active judgments or liens have been found. The combined annual taxes for the year 2017 have been paid in the amount of xx. No prior years delinquent taxes have been found.	According to payment history as of 9XX/XX18, the borrower is current with the loan payments. The next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payments as per the terms of modification agreement which was effective from XX/XX/XX17.	Collections Comments:The loan is performing and the next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected in the payment history is in the amount of xx. The loan has been modified once since origination, effective XX/XX/XX17.
The loan modification agreement was made between the borrower "xx" and lender xx on XX/XX/XX17. As per the modified terms, the borrower promised to pay the new principal balance in the amount of xx with fixed interest at the rate of 6.375% and modified P&I would be xx.  The first modified contractual due date is 1XXX/XX17. The new maturity date will be 1XXX/XX57.
The review of the loan file shows that foreclosure was initiated on the loan. The judgment of foreclosure was entered on 4XX/XX14. The sale was scheduled for xx. However, the sale of the subject property was canceled due to bankruptcy filed by the borrower onXX/XX/XX14. The borrower had filed the bankruptcy, case#xx. The POC filed by the creditor xx  for the secured claim in the amount of xx and arrearage to be cured in the amount of xxx. The schedule D(Voluntary Petition) lists the secured claim in the amount of xx and the value of the collateral that secures this claim is xx that results in unsecured portion in the amount of xx. No evidence of cram down has been found. The case was dismissed onXX/XX/XX17 for failure to make plan payments. According to trustees final report filed onXX/XX/XX17(xx, the total principal amount paid by or on behalf of the debtor to the creditor xx is xx; however, the arrearage was paid in full. No further information is available.
According to servicing comment dated XXX/XX18, the property was damaged due to flood/water on XX/XX/XX17. The insurance claim check was received in the amount of xx. However, the claim amount was xx. No information has been found regarding the repair status of the said damages.  The latest BPO report is not available in the loan file to confirm the current condition of the subject property.

Foreclosure Comments:The review of the loan file shows that foreclosure was initiated on the loan. The judgment of foreclosure was entered on xx . However, the sale of the subject property was canceled due to bankruptcy filed by the borrower onXX/XX/XX14.
Bankruptcy Comments:
The borrower xx had filed the bankruptcy with case#xx. The POC filed by the creditor xx  for the secured claim in the amount of xx and arrearage to be cured in the amount of xxx. The schedule D(Voluntary Petition) lists the secured claim in the amount of xx and the value of the collateral that secures this claim is xx that results in unsecured portion in the amount of xx. No evidence of cram down has been found. The case was dismissed onXX/XX/XX17 for failure to make plan payments. According to trustees final report filed onXX/XX/XX17(xx, the total principal amount paid by or on behalf of the debtor to the creditor xx is xx; however, the arrearage was paid in full.
The loan modification agreement was made between the borrower xx.
As per the modified terms, the borrower promised to pay the new principal balance in the amount of xx with fixed interest at the rate of 6.375% and modified P&I would be xx.
The first modified contractual due date is 1XXX/XX17. The new maturity date will be 1XXX/XX57.	Right of Rescission	Field: Age of Loan Loan Value: 152 Tape Value: 153 |---| -1 |----| -0.01% Comment: As of review date, the age of the loan is 152 months; However, the tape reflects as 153 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Review of servicing comments reveals post origination bankruptcy.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Review of the loan file shows foreclosure activity on the loan. But it has been put on hold due to bankruptcy filed by the borrower.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 625   Variance: -145   Variance %: -0.23%   Comment: As per mod agreement, the stated terms is 480 months; However, the tape reflects 625 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000666543211010000   Variance:    Variance %:    Comment: As per payment history as ofXX/XX/XX18, the payment string is 0000xx; However, the tape reflects as 0001011xxx&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00001011254566600000000'   Variance:    Variance %:    Comment: As per payment history as ofXX/XX/XX18, the reversed payment string is 0000xx; However, the tape reflects as 0001011xxx   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 47%   Variance:    Variance %: -2.07%   Comment: As per 1003, the post DTI is 44.503%; However, the taper reflects as 46.570%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 1XXX/XX35 Variance: -8067 (Days) Variance %: Comment: The loan was modified with new maturity date 1XXX/XX57; However, the tape reflects as 1XXX/XX35. Tape Source: Initial Tape Type:	B	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

TILA APR Test: FAIL Loan Data 6.588%  Comparison Data: 6.900%  Variance: -0.312%
This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.900%. The disclosed APR of 6.588% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Property Damage (Lvl 2)     "According to servicing comment dated XXX/XX18, the property was damaged due to flood/water on XX/XX/XX17. The insurance claim check was received in the amount of xx. However, the claim amount was xx. Further information has been provided related to the damages bring repaired. The latest BPO report is not available in the loan file to confirm the current condition of the subject property."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D(Voluntary Petition) lists the secured claim in the amount of xx and the value of the collateral that secures this claim is xx that results in unsecured portion in the amount of xx. No evidence of cram down has been found. The case was dismissed onXX/XX/XX17."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
TILA APR Test: FAIL Loan Data 6.588%  Comparison Data: 6.900%  Variance: -0.312%"
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84487930	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,678.85	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.946%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$193,583.20	Not Applicable	5.000%	xx	XX/XX/XX12	Financial Hardship	xx. A Gap Assignment is needed.
There is no Active Judgments or Liens pending against the borrower.
The 2017 County Annual Taxes were paid on XX/XX/xx17 in the amount of xx and the 2017 School Annual Taxes were paid on XX/XX/xx17 in the amount of xx.
The 2018 Taxes have not yet been released.	Review of latest payment history as of XX/XX/XX18 shows that the borrower is current and due for the 1XXX/XX18 payment. The last payment was received on 9XX/XX18 in the amount of xx and was applied to the 9XX/XX18 payment. The UPB is being reflected in the payment history in the amount of xx. The borrower is making payments as per the latest modification agreement interest rate and terms.	Collections Comments:Review of latest payment history as of XX/XX/XX18 shows that the borrower is current and due for the 1XXX/XX18 payment. The last payment was received on 9XX/XX18 in the amount of xx and was applied to the 9XX/XX18 payment. The UPB is being reflected in the payment history in the amount of xx. The borrower is making payments as per the latest modification agreement interest rate and terms.
The latest Loan Modification Agreement was made between xx (Borrowers) and xx(Lender) on an effective date of XX/XX/XX11.  The borrowers promised to pay the New Principal Balance of xx with a fixed interest rate of 5% with a P&I payment in the amount of xx beginning XXX/XX12 until maturity date of 1XXX/XX51.
The loan is in active bankruptcy.  xx filed Bankruptcy under the xx Case #xx.  The lender filed POC datedXX/XX/XX14 with an amount of xx and arrearages in the amount of xx.  The Trustee filed a Notice of Adjustment to Plan Payments onXX/XX/XX18 stating that effective with the 5XX/XX18 payment, the xx plan payment is decreased by the sum of xxx4 for a total payment of xx and this decrease is effective to all subsequent plan payments, unless otherwise ordered by the Court.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property therefore, no repairs are required.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx filed Bankruptcy under the xx Case #xx. The lender filed POC datedXX/XX/XX14 with an amount of xx and arrearages in the amount of xx. The Trustee filed a Notice of Adjustment to Plan Payments onXX/XX/XX18 stating that effective with the 5XX/XX18 payment, the xx plan payment is decreased by the sum of xxx4 for a total payment of xx and this decrease is effective to all subsequent plan payments, unless otherwise ordered by the Court.	The latest Loan Modification Agreement was made between xx (Borrowers) and xx. (Lender) on an effective date of XX/XX/XX11. The borrowers promised to pay the New Principal Balance of xx with a fixed interest rate of 5% with a P&I payment in the amount of xx beginning XXX/XX12 until maturity date of 1XXX/XX51.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 153 Tape Value: 154 |---| -1 |----| -0.01% Comment: As per mod age of loan is 153 months however tape data shows 154 months. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Performing   Variance:    Variance %:    Comment: As per comments current legal status is Bankruptcy however tape data shows Performing. The loan is currently Performing and is in Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 555   Variance: -75   Variance %: -0.14%   Comment: As per mod stated term is 480 months however tape data shows 555 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001111122222233355   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 00000001111122222233355.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 55333222212111110000000'   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 55333222212111110000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 53%   Tape Value: 53%   Variance:    Variance %: -0.05%   Comment: As per Application post close DTI is 52.946% however tape data shows 53.000%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Property County  xx
Field: Stated Maturity Date Loan Value: 1XXX/XX51 Tape Value: 9XX/XX35 Variance: -5935 (Days) Variance %: Comment: As per mod stated maturity date is XX/XX/XX51 however tape data shows XX/XX/XX35. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business form is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "There is a gap/break in the chain of assignment of mortgage.  Chain of assignment is currently with xx as a current assignee however there was a break in the chain since there were 2 assignments fromxx and the other assignment was dated 1XXX/XX11 and recorded XX/XX/XX11.  A Gap Assignment is needed."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the State of Texas.  The following Required State Disclosures are missing from the file:
- Collateral Protection Insurance Disclosure.
- Non-Deposit Investment Product Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77739834	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$795.31	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	22.993%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$152,359.82	$45,707.95	5.000%	xx	XX/XX/XX11	Financial Hardship	xx No active judgments and liens have been found. The 2017 annual taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 1XXX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2011 mod terms.	Collections Comments:As per the collection comments, the borrower is current with the loan and next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 1XXX/XX18. According to the review of the PACER report, the borrower xx had filed bankruptcy under xx with the case# xx.
No evidence of post-closing foreclosure have been found. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2011 mod terms. The current occupancy has not been provided in the collection comments. No repairs and damages have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
According to the review of the PACER report, the borrower xx had filed bankruptcy under xx with the case#xx. The POC was filed onXX/XX/XX10, the POC amount is xx and the arrearage amount is xxThe plan was confirmed onXX/XX/XX11. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
 The debtor was discharged on xx.
According to the modification, the loan was modified on 8XX/XX11 between the borrower xx.
The UPB is xx The borrower promises to pay P&I of xx with a modified interest rate of 5.000%, beginning from 9XX/XX11 and the maturity is dated 8XX/XX51. There is a deferred balance of amount xx and the interest-bearing amount of xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per pacer, the borrower had filed Bk; however tape reflects no. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per pacer bankruptcy status is discharged; however tape reflects lift stay- granted.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 550   Variance: -70   Variance %: -0.13%   Comment: As per modification stated term months are 480; however tape reflects 550.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects 000000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects 000000000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 23%   Tape Value: 29%   Variance:    Variance %: -6.29%   Comment: As per application, the DTI is 22.866%; however tape reflects 29.160%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX51 Tape Value: 1XXX/XX35 Variance: -5783 (Days) Variance %: Comment: As per modification maturity date is 8XX/XX51; however tape reflects 1XXX/XX35. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in FL State. The following state disclosures are missing from the loan files.

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Loan has been determined to have an unsecured debt (Lvl 2)     "The borrower xx had filed bankruptcy under xx with the case# xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
 The debtor was discharged onXX/XX/XX15 and the case was terminated on XX/XX/XX15."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55666198	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$3,809.27	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$283,389.89	Not Applicable	4.660%	xx	XX/XX/XX10	Financial Hardship	xx

The chain of assignment has been completed.
There are two active junior IRS liens in favor of Department of the Treasury -Notice of Federal Tax Lien in the amount of xx and xx;
There are two Judgments in favor of XXXX in the amount of xx and xx.
There is one Credit card judgment in favor of xx (USA), N A
The 2018 combined annual taxes are due in the amount of xx.
The current year taxes are due in the amount of xx.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.660% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX10.
Collections Comments:According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.66% and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX10. The maturity date as per modification is 1XXX/XX35. This loan was modified once.
According to the payment history as of 9XX/XX18, the borrower is current. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xxhe debtor shall pay the trustee xx for 1 to 60 months,  under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.
 There is no comment indicating a cram down.
The review of the updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on XX/XX/XX05 and was recorded on XX/XX/XX05, in the amount of xx with xx.

The chain of assignment has been completed.
There are two active junior IRS liens in favor of Department of the Treasury -Notice of Federal Tax Lien in the amount of xx and xx.
There are two Judgments in favor of xx in the amount of xx and xx.
There is one Credit card judgment in favor of xx (USA), N A
The 2018 combined annual taxes are due in the amount of xx.
The current year taxes are due in the amount of xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xxhe debtor shall pay the trustee xx for 1 to 60 months,  under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.
 There is no comment indicating a cram down.
According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.66% and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX10. The maturity date as per modification is 1XXX/XX35. This loan was modified once.	Missing Required Disclosures Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 152 Tape Value: 153 |---| -1 |----| -0.01% Comment: Age of loan is 152. Tape Source: Initial Tape Type:
Field: Borrower Last Name   xx
Field: Modification Stated Term   Loan Value: 306   Tape Value: 360   Variance: -54   Variance %: -0.15%   Comment: Modification stated terms are 306.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000003210000000000000   Variance:    Variance %:    Comment: Payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000000000 Tape Value: 00000000000001230000000' Variance: Variance %: Comment: Payment history string reversed is 000000000000. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The loan is currently in active bankruptcy."	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state.
Following Disclosures are missing from the loan file:
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to updated title report dated 1XXX/XX18 there are two active junior IRS liens. 1st one was recorded on XX/XX/XX11 in the amount of xx. 2nd one was recorded on XX/XX/XX11 in the amount of xx; however, both are in the favor of Department of the Treasury-Notice of Federal Tax Lien."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "Updated title report dated XX/XX/XX18 shows that the subject property had been transferred by the borrower xx through quitclaim deed with book#24257 page #720 made on XX/XX/XX10 and recorded on XX/XX/XX10. Hence, property ownership is now vested in the name of xx."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1) "The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
However, the collection comments received as of XX/XX/XX18 does not reflect damage or repair to the subject property. No latest BPO report is available in the loan file."
* XXX Exceptions Test Incomplete (Lvl 1)
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43357992	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,009.84	8/XX/XX21	Unavailable	No	FEMA Disaster	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$91,233.23	Not Applicable	6.500%	xx	XX/XX/XX17	Financial Hardship	xx
There is one active Deficiency Judgment against the borrower in favor of xx. The judgment amount is greater than the original loan amount.
No prior year delinquent taxes have been found.
The 2017 combined annual taxes have been paid on XX/XX/xx17 in the amount of xx.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.50% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX/XX/XX17 and Located at “XXXX”.	Collections Comments:According to the servicing comments the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.50% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX/XX/XX17 and Located at “xx xx”.
The Loan Modification agreement was made on an effective date of XX/XX/XX17 between xx (borrower) and xx (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.50 % with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX17 and ends with the maturity date of 1XXX/XX57.

The borrower had filed bankruptcy dated onXX/XX/XX16 under xx with case no# xx. POC was not filed. The amended schedules filed onXX/XX/XX16 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The comment datedXX/XX/XX16 state that user has requested for cram down but no further details have been found regarding the cram down as the plan was not confirmed and the BK was dismissed.
According to the servicing comments the foreclosure was initiated in 2013. The comment dated 1XXX/XX17 state that the loan was released from FC referral hold for hurricane IRMA as the loan is not delinquent and the borrower bring the account current. No further details have been found.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated in 2013. The comment dated 1XXX/XX17 state that the loan was released from FC referral hold for hurricane IRMA as the loan is not delinquent and the borrower bring the account current. No further details have been found.
Bankruptcy Comments:The borrower had filed bankruptcy dated onXX/XX/XX16 under xx with case no# xx. POC was not filed. The amended schedules filed onXX/XX/XX16 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The comment datedXX/XX/XX16 state that user has requested for cram down but no further details have been found regarding the cram down as the plan was not confirmed and the BK was dismissed.	The Loan Modification agreement was made on an effective date of XX/XX/XX17 between xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.50 % with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX17 and ends with the maturity date of 1XXX/XX57.
Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower filed Bankruptcy on XX/XX/XX16 which is Post-Loan Origination as the subject loan closed on XX/XX/XX16. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the collection comments, the property is Currently in Foreclosure.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 623   Variance: -143   Variance %: -0.23%   Comment: Modification Stated Term per Modification is 480.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: &#xxD; There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000222222111100011   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11000111122222200000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 1XXX/XX35 Variance: -8006 (Days) Variance %: Comment: Stated Maturity Date per Modification is XX/XX/XX57.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comments are available fromXX/XX/XX11 toXX/XX/XX18 ; however we required latest 24 months complete collection comments. The comments are missing fromXX/XX/XX18 toXX/XX/XX18."
* Active Judgment Against Borrower (Lvl 3) "According to the updated title report dated 1XXX/XX18 there is one active Deficiency Judgment against the borrower in favor of xx. total in the amount of xx which was recorded on XX/XX/XX15. The judgment amount is greater than the original loan amount."	* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule D of Voluntary Petition filed onXX/XX/XX16 shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx. Hence, the unsecured portion is in the amount of xx. The bankruptcy was dismissed on 7XX/XX16."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Florida state. The following state disclosures are missing from the loan file:
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95032052	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$6,643.84	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$354,702.83	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	xx
Active judgments or liens have been found pending are as follows:
1) Civil Judgment against the borrower XXXX in favor of xx
According to the updated title report dated 1XXX/XX18, the 2018, 3rd quarter utilities taxes are delinquent till the good through date ofXX/XX/XX18 and are payable in the amount of xx.

Provided payment history as of XX/XX/XX18, reveals that the loan is in delinquency for 1 months. The next due date for the payment is 9XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of 8XX/XX18 was received on 9XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:As per servicing comments, the borrower is current with the loan . The borrower is currently delinquent for 0 months and next due date is 9XX/XX18. The last payment was received in the amount of xx which was applied on 9XX/XX18. The new UPB is xx. The stated current rate is 3.875 % P&I is xx and PITI is xx. The borrower is making as through modification.
The loan was modified on 7XX/XX16 between the borrower xx. The new principal balance is xx with interest rate 3.875 % and the borrower promises to pay P&I xx beginning from 8XX/XX16. The maturity date as per modification is 7XX/XX56. The interest-bearing amount is xx. There is no Deferred Balance. The loan was modified twice. There is no principal forgiven.
The borrower filed bankruptcy xx case# xx. The POC was filed on 6XX/XX13 in the amount of xx and the amount of arrearage is xx. The motion was filed onXX/XX/XX15. The debtor shall pay to the trustee the sum of xx per month for 60 months.
The foreclosure was initiated and referred to attorney onXX/XX/XX11. The complaint file was filed onXX/XX/XX13. No further details have been found.
Foreclosure Comments:The foreclosure was initiated and referred to attorney onXX/XX/XX11. The complaint file was filed onXX/XX/XX13. No further details have been found.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx.
According to the xx plan dated XXX/XX13, the debtor shall pay to the trustee the sum of amount of xx per month for the period of 60 months. The estimated amount of arrearage to be paid for the collateral is in the amount of xx.	According to modification agreement, the loan was modified on 7XX/XX16 between the borrower xx. The new principal balance is xx with interest rate 3.875 % and the borrower promises to pay P&I xx beginning from 8XX/XX16. The maturity date as per modification is 7XX/XX56. The interest-bearing amount is xx. There is no Deferred Balance. The loan was modified twice. There is no principal forgiven.	Notice of Servicing Transfer	Field: Age of Loan Loan Value: 150 Tape Value: 151 |---| -1 |----| -0.01% Comment: The age of loan reflects 150. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy on XX/XX/XX12.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The borrower had filed bankruptcy xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the loan files the property in Foreclosure.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 607   Variance: -127   Variance %: -0.21%   Comment: As per modification, the stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg. amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110001000011   Tape Value: 00010000110000011000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 110001000011.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000100011   Tape Value: 00000011000001100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 110000100011.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 30%   Tape Value: 42%   Variance:    Variance %: -11.45%   Comment: The post-close DTI per 1003 reflects 30.088%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date   Loan Value: 7XX/XX56   Tape Value: 1XXX/XX35   Variance: -7518 (Days)   Variance %:    Comment: The stated maturity date reflects 7XX/XX56.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per updated title, there is no junior lien. Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "ThisXXX prohibited fees test. ( N.J.S.A. §17:11C-23, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited. A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment is incomplete. The latest assignment of mortgage is with xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator shows moderate due to Prohibited Fees Test failed."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Water/Sewer Taxes (Lvl 2)     "According to the updated title report dated 1XXX/XX18, the 2018, 3rd quarter utilities taxes are delinquent till the good through date ofXX/XX/XX18 and are payable in the amount of xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34342327	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,056.56	8/XX/XX21	xx	Yes	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	36.547%	First	Final policy	Not Applicable	xx	XX/XX/XX17	$577,276.51	$122,796.51	3.500%	xx	XX/XX/XX17	Financial Hardship	xx There is one Hospital Lien against xx 2017-2018 combined annual taxes have been paid in the amount of xx on XX/XX/xx17. No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx out of which xx is deferred principal balance. The borrower has been making payments as per the modification agreement dated XX/XX/XX17 with the interest rate of 3.500 % and P&I of xx.	Collections Comments:The loan is currently performing and next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx out of which xx is deferred principal balance. The borrower has been making payments as per the modification agreement dated XX/XX/XX17 with the interest rate of 3.500 % and P&I of xx.

According to review of the loan file, foreclosure was initiated in the loan file and the complaint was filed on xx.
According to document located at "xx", the defendant filed a motion vacate the final judgment on XX/XX/XX16 and same is set hearing for XX/XX/XX16. The sale scheduled for XX/XX/XX16 has been cancelled and set for XX/XX/XX16. Further, the sale was scheduled for xx.
The trial plan was offered for the amount of xx from XXX/XX15 till XX/XX/XX15. Later, another trial plan was offered to the borrower for the amount of xx for three payments which was due from XX/XX/XX16 to XX/XX/XX17. The borrower has completed these trial payments. The loan was modified on XX/XX/XX17. The foreclosure file has been closed.
According to comment dated XX/XX/XX15, the foreclosure servicer has been notified the contested issue. Additional fee for investor approval has been requested. As per comment dated XX/XX/XX17, the contested issue has been resolved.

The borrower, xx had filed the bankruptcy on xx under xx with the case #xx. According to the voluntary petition schedule D, the value of the collateral is xx. However, the amount of secured claim is reflected as xxOC was not filed by the creditor.  The amended xx plan dated XX/XX/XX16 reflects arrearage on petition date as xxowever, the case was xx.
No comment pertaining damage to the subject property has been observed and no latest BPO report is available in the loan file.

Foreclosure Comments:According to review of the loan file, foreclosure was initiated in the loan file and the complaint was filed on xx.
According to document located at "1700341236_312168_LOAN xxx", the defendant filed a motion vacate the final judgment on XX/XX/XX16 and same is set hearing for XX/XX/XX16. The sale scheduled for xx. Further, the sale was scheduled for xx.
The trial plan was offered for the amount of xx from XXX/XX15 till XX/XX/XX15. Later, another trial plan was offered to the borrower for the amount of xx for three payments which was due from XX/XX/XX16 to XX/XX/XX17. The borrower has completed these trial payments. The loan was modified on XX/XX/XX17. The foreclosure file has been closed.
According to comment dated XX/XX/XX15, the foreclosure servicer has been notified the contested issue. Additional fee for investor approval has been requested. As per comment dated XX/XX/XX17, the contested issue has been resolved.

Bankruptcy Comments:The borrower, xx had filed the bankruptcy on xx.
According to the voluntary petition schedule D, the value of the collateral is xx. However, the amount of secured claim is reflected as xxhe amended xx plan dated XX/XX/XX16 reflects arrearage on petition date as xxowever, the case was xx.	Loan Modification agreement was made between borrower “xx”, with lender “xx” on effective date XX/XX/XX17.
The borrower agree to pay the UPB of xx with interest rate of 3.500 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX17 and ends with the maturity date of XX/XX/XX57.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX57. The UPB that has been amortized is xx as an interest bearing amount.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 151 Tape Value: 152 |---| -1 |----| -0.01% Comment: As per Note, age of the loan is 151. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER, the borrower, xx had filed the bankruptcy on XX/XX/XX16 under xx with the case #xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to review of the loan file, foreclosure was initiated in the loan file and the complaint was filed on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 615   Variance: -135   Variance %: -0.22%   Comment: According to the modification agreement, the stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000999999999   Variance:    Variance %:    Comment: The payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 99999999900001000000000'   Variance:    Variance %:    Comment: The payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 43%   Variance:    Variance %: -6.00%   Comment: As per value updated from 1003, the DTI calculated as 36.539%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per final application, the purpose of refinance is cash-out.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per final HUD-1, the purpose of refinance is cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: 1XXX/XX35 Variance: -7763 (Days) Variance %: Comment: According to the modification agreement,maturity date is XX/XX/XX57. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following disclosure is missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Foreclosure Delay or Contested (Lvl 2)     "According to review of the loan file, foreclosure was initiated in the loan file and the complaint was filed on xx. According to comment dated XX/XX/XX15, the foreclosure was contested for additional fee; however, as per comment dated XX/XX/XX17, the contested issue has been resolved."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)
* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
																																																																																									However, the collection comments received as of XX/XX/XX18 does not reflect damage or repair to the subject property. No latest BPO report is available in the loan file."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16217142	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$1,425.52	$1,425.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mid Rise Condo (5-8 Stories)	xx	xx	Primary	Yes	Yes	No	27.507%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$58,519.26	Not Applicable	6.250%	xx	XX/XX/XX17	Financial Hardship	xx The second was recorded on xx. The property is located in MD which is a Super Lien State under the Stand Alone Statute. The 2018 combined annual taxes were due byXX/XX/XX18 in the amount of xx.	The review of payment history as of XX/XX/XX18 shows that the borrower is currently 30 days delinquent and due for the 9XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX18 and 8XX/XX18 payments. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of payment history as of XX/XX/XX18 shows that the borrower is currently 30 days delinquent and due for the 9XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX18 and 8XX/XX18 payments. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.
The loan was modified onXX/XX/XX17 with a new UPB of xx to a fixed interest rate of 6.25% and P&I of xx beginning 1XXX/XX17 until maturity date of 9XX/XX37.
According to the review, the prior foreclosure action was initiated when the file was referred to an attorney onXX/XX/XX17 and the complaint was filed on xx.  The loan was modified in September 2017 bringing the loan current.
As per PACER records, the borrower has filed the bankruptcy under xx with case # xx. The POC was filed on XX/XX/XX17 with a secured claim amount of xx and the arrearage amount is xx.
The order confirming xx plan was filed on 4XX/XX18 which reflects the debtor shall pay xx monthly for 1 to 12 months then xx monthly for 13 to 60 months.  A MFR was granted on a different property.
As per collection comments, unable to determine the property occupancy and the condition.  Additionally, a recent BPO report is unavailable to determine the same.
Foreclosure Comments:According to the review, the prior foreclosure action was initiated when the file was referred to an attorney onXX/XX/XX17 and the complaint was filed on xx.  The loan was modified in September 2017 bringing the loan current.
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx with case # xx. The POC was filed on XX/XX/XX17 with a secured claim amount of xx and the arrearage amount is xx.
The order confirming xx plan was filed on 4XX/XX18 which reflects the debtor shall pay xx monthly for 1 to 12 months then xx monthly for 13 to 60 months. A MFR was granted on a different property.	This modification agreement was made onXX/XX/XX17 between the lender ' xx." and the borrower "xx". As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 6.25% and P&I of xx beginning 1XXX/XX17 until maturity date of 9XX/XX37.	Missing Required State Disclosures Final Title Policy	Field: Age of Loan Loan Value: 148 Tape Value: 149 |---| -1 |----| -0.01% Comment: As per review, the age of the loan is 148. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Performing   Variance:    Variance %:    Comment: The loan is currently under Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 240   Tape Value: 379   Variance: -139   Variance %: -0.37%   Comment: As per review, the modification terms are 240.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, the loan amortization type is fixed so the neg amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000000004   Tape Value: 00000000099999876543211   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 01000000004.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 400000000011   Tape Value: 11234567899999000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 40000000010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 27%   Tape Value: 52%   Variance:    Variance %: -24.59%   Comment: As per final 1003 review, the DTI is 77.417%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is cash out.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX37 Tape Value: XXX/XX26 Variance: -4230 (Days) Variance %: Comment: As per mod agreement, the mod maturity date is 9XX/XX37. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The subject mortgage is in 2nd lien position due to 2 HOA liens against the property. The property is located in the state of Maryland which is a Super Lien state."
* Missing Final Title Policy with applicable xx endorsements. (i.e., xx) (Lvl xx)     "The Final Title Policy provided in the file reflects the Date of Policy isXX/XX/XX05 however per the Note, the loan origination date isXX/XX/XX06.  The Agent however acknowledged the policy at the bottom of the page with Schedule A with a signature and correct date ofXX/XX/XX06."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the updated title report, the subject mortgage is in 2nd lien position due to 2 HOA liens against the property. The first was recorded on 1XXX/XX13 in the amount of xxx4 and the second was recorded onXX/XX/XX16 in the amount of xx both in the favor of xx. The property is located in the state of Maryland which is a Super Lien state under the xx therefore it may get foreclosed due to these unpaid liens. This can be cured by paying off the lien amount with interest and late charges."	* Title Review shows outstanding delinquent taxes (Lvl 2) "The 2018 combined annual taxes were due byXX/XX/XX18 in the amount of xx."
* Missing Required State Disclosures (Lvl 2)     "The property is located in MD state.  The following required state disclosures are missing from the loan file:
Affidavit of Consideration
Affidavit of Disbursement
Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure.
No Escrow Account
Mandatory Binding Arbitration Disclosures
																																																																																								Home Buyer Education and Counseling Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65163626	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$695.03	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	20.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	60.919%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$183,848.34	$55,154.50	4.625%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated 1XXX/XX018 shows the subject mortgage was xx
There are two HOA liens open against the subject property. First one is in the amount of xx held by xx The subject property is located in FL State (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties.
Combined annual taxes of year 2017 have been paid off in the amount of xx on XX/XX/xx17.
No delinquent taxes have been found pending prior years.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan is in performing status. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.625% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX14.	Collections Comments:Collection comments available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is making regular payments. The loan is in performing status. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.625% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX14.
The borrower agree to pay the UPB of xx with interest rate of 4.625 % and P&I of xx with fixed amortized type beginning from first payment date 1XXX/XX14 and ends with the maturity date of XX/XX/XX54.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX54. The UPB that has been amortized is xx as an interest bearing amount.
Available collection comments shows that the foreclosure was referred to attorney on XX/XX/XX14; however, the foreclosure process was put on hold due to loss mitigation activity. The borrower was been offered modification under loss mitigation activity.
The borrower xx had filed bankruptcy under xx with case # xx.
The subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:Available collection comments shows that the foreclosure was referred to attorney on XX/XX/XX14; however, the foreclosure process was put on hold due to loss mitigation activity. The borrower was been offered modification under loss mitigation activity.
Bankruptcy Comments:The borrowerxx had filed bankruptcy under xx with case # xx
As per xx plan entered on XX/XX/XX07 the debtor shall pay the amount of xx to the xx Trustee, for the period of 60 months.
The POC  was filed onXX/XX/XX07 in the POC amount of xx with arrearage in the amount of xx.
Schedule D under voluntary petition shows value of subject property as xx and amount of claim without deducting the value of collateral is xx. However the unsecured debts are in the amount of xxx.
Loan Modification agreement was made between borrower xx.
The borrower agree to pay the UPB of xx with interest rate of 4.625 % and P&I of xx with fixed amortized type beginning from first payment date 1XXX/XX14 and ends with the maturity date of XX/XX/XX54.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX54. The UPB that has been amortized is xx as an interest bearing amount.
Missing Dicsloures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 148 Tape Value: 150 |---| -2 |----| -0.01% Comment: Age of Loan is 148. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PECER the Current Bankruptcy Status is Yes.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the servicing comments the Current Foreclosure Status is Yes.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 584   Variance: -104   Variance %: -0.18%   Comment: The modification reflects Stated Term as 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000110100000   Tape Value: 11010000001000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0001101000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001011000   Tape Value: 00000000000010000001011'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000001011000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 61%   Tape Value: 62%   Variance:    Variance %: -0.72%   Comment: Post-Close DTI shows per 1003 is 60.919%   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date   Loan Value: 9XX/XX54   Tape Value: XXX/XX36   Variance: -6818 (Days)   Variance %:    Comment: The modification reflects Stated Maturity Date as 9XX/XX54.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject property Type is PUD. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Updated title report dated XX/XX/XX18 shows that there are 2 unpaid HOA liens against the subject property. 1st one was recorded on XX/XX/XX08 in the amount of xx. 2nd was recorded on XX/XX/XX08 in the amount of xx. Both are in the favor of xx.
The subject property is located in the state of Florida which is a super lien state. Hence, there is a possibility of subject property to be getting foreclosed due to above said unpaid liens.
It can be cured by paying off the said unpaid liens with interest and late charges (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is on second lien position. Updated title report dated XX/XX/XX18 shows that there are 2 unpaid HOA liens against the subject property. 1st one was recorded on XX/XX/XX08 in the amount of xx. 2nd was recorded on XX/XX/XX08 in the amount of xx. Both are in the favor of xx.
The subject property is located in the state of Florida which is a super lien state. Hence, there is a possibility of subject property to be getting foreclosed due to above said unpaid liens.
It can be cured by paying off the said unpaid liens with interest and late charges (if any)."	* DTI > 60% (Lvl 2) "According to final application the total monthly income of the borrower is xx; however, total monthly debts of the borrower are in the amount of xx, hence DTI is 60.919% which is greater than 60.000%."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D under voluntary petition shows value of subject property as xx and amount of claim without deducting the value of collateral is #185,499.26. However the unsecured debts are in the amount of xxx. The loan is not in active bankruptcy."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIl is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38540699	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,615.13	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	55.693%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$171,177.24	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated on 1XXX/XX18 shows the subject mortgage was xx
The chain of assignment is complete
No active judgments and liens.
Annual county taxes for the year of 2017 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from 1XXX/XX15 to 9XX/XX18 states that the borrower is performing. The last payment was received in the amount of xx which was applied to due date 9XX/XX18, and the next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx

Collections Comments:As per collection comments and payment and payment history the loan is performing. The last payment was received in the amount of xx which was applied to due date 9XX/XX18, and the next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx The borrower had filed the BK under the xxth case# xx. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on 1XXX/XX12, the POC amount is xx and total arrearage amount is xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on 1XXX/XX12, the POC amount is xx and total arrearage amount is xx.	The loan has been modified since origination effective date ofXX/XX/XXx16, as per modification term principal balance is xx. The first payment due on 5XX/XX16 Modification interest rate 4.00% and P&I xx.There is fixed amortization type and no deferred or forgiven amount given to borrower.	Missing Required State Disclosures Affiliated Business Disclosure Right of Rescission	Field: Age of Loan Loan Value: 147 Tape Value: 148 |---| -1 |----| -0.01% Comment: Per Note Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Lender Name   xx
Field: Modification Stated Term   Loan Value: 480   Tape Value: 602   Variance: -122   Variance %: -0.20%   Comment: Per Mpte   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000001111000100000000   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000100011110000000'   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 62%   Tape Value: 61%   Variance:    Variance %: 1.72%   Comment: Per Application   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Per Application   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX56 Tape Value: XXX/XX36 Variance: -7366 (Days) Variance %: Comment: Per Modification Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida state. The state disclosure missing from the loan file are: Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure and Insurance Sales Disclosure."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88190473	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,716.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.846%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$246,889.15	$74,066.74	4.000%	xx	XX/XX/XX13	Financial Hardship	xx
There is Muni/Code lien against the subject property in the favor of xx However, the order was granted on debtor’s motion to avoid fixing of a lien which impairs an exemption. (xx)
2017 combined jurisdiction annual installment has been paid in the amount of xx on XX/XX/xx17.
No prior years delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment dated XX/XX/XX17, the reason for default is an excessive obligation.
The borrower has been making the payments as per the modification. The Loan modification agreement was made on 1XXX/XX13, between the borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.00%, beginning from 1XXX/XX13 till the maturity date 1XXX/XX53.  The new principle balance stated in the Modification is in the amount of xx. The deferred amount has been given in the amount xx. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.
The borrower xx had filed bankruptcy under xx with the case# xx. As per the proposed xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxhere is no comment indication a cram down.  The date of the last filing bankruptcy was on xx. The POC was filed onXX/XX/XX11 with the claim amount of xx.
No information has been found pertaining to foreclosure.
The servicing comment shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case# xx. As per the proposed xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxhere is no comment indication a cram down. The date of the last filing bankruptcy was on xx. The POC was filed onXX/XX/XX11 with the claim amount of xx.	The Loan modification agreement was made on 1XXX/XX13, between the borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.00%, beginning from 1XXX/XX13 till the maturity date 1XXX/XX53. The new principle balance stated in the Modification is in the amount of xx. The deferred amount has been given in the amount xx. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.	Notice of Servicing Transfer Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 146 Tape Value: 147 |---| -1 |----| -0.01% Comment: As per Note the age of loan is 146.However, tape reflects it as 147. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER there is BK.However, tape reflects it as No.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 571   Variance: -91   Variance %: -0.16%   Comment: As per mod the mod terms are 480.However, tape reflects it as 571.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note the neg amort is Not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000020   Tape Value: 00000002100000000000000   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000020. However, tape reflects it as 000000000210000000000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 020000000000   Tape Value: 00000000000000120000000'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 020000000000. However, tape reflects it as 00000000000000120000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 28%   Tape Value: 58%   Variance:    Variance %: -30.61%   Comment: As per 1003 the DTI is 27.846%.However, tape reflects it as 58.460%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX53 Tape Value: 4XX/XX36 Variance: -6423 (Days) Variance %: Comment: As per Note the maturity date is 1XXX/XX53.However, tape reflects it as 4XX/XX36. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 2) "As per schedule D of Voluntary Petition filed on XX/XX/XX11, shows that the amount of claim without deducting the value of the collateral as xx,520 and value of the collateral as xx,000 however, the unsecured portion is xx. Did not see comments indicating a cram down."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL state. The following state disclosures is missing from the loan file.
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* Property Damage (Lvl 2)     "As per the servicing comments dated on XXX/XX18, the property was damaged due to disaster.
The further details of damages and repairs have not been found."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19475054	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,077.10	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.290%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$407,013.89	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	xx
There is Junior mortgage in the favor of xx
There is an IRS lien open against the borrower in the amount of xx in the favor of Department of The Treasury- Internal Revenue Service which was recorded on XX/XX/xx14.
The 2019 Combined taxes for 1st installments have been paid in the cumulative amount of xx. The 2019 Combined taxes for the 2nd installment have been due in the amount of xx. No prior years delinquent taxes have been found.
The review of the payment history as of XX/XX/XX18 shows that the loan is current and due for the 1XXX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 9XX/XX18 payment. The UPB as per the latest payment history reflects in the amount of xx.	Collections Comments:The review of the payment history as of XX/XX/XX18 shows that the loan is current and due for the 1XXX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 9XX/XX18 payment. The UPB as per the latest payment history reflects in the amount of xx.
The intention of the borrower is to retain the subject property.
The loan has been modified twice since origination.  The latest loan modification agreement was made between Lender xx and Borrower xx onXX/XX/XX16. As per the modified terms, the new principal balance is xx with a fixed interest rate of 4% and a P&I payment of xx beginning 7XX/XX16 until maturity date of 6XX/XX56.
The loan was previously modified on XX/XX/XX11.
As per the review of PACER report, the borrower had filed bankruptcy under xx with Case #xx.  Schedule D of the Bankruptcy Voluntary Petition datedXX/XX/XX13 reflects an amount of claim for the subject loan as xx,204 with a property value of xx,784 leaving an unsecured portion of xxThe plan was confirmed onXX/XX/XX17.  The Bankruptcy POC was filed onXX/XX/XX13 with an amount of xx and the amount of arrearages totaled xx.  Under the xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 60 months for a total of plan payments in the amount of xxxx
The subject property is owner-occupied. Unable to determine the condition of subject property since the latest BPO report is unavailable however the comments do not reflect any damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with Case #xx. Schedule D of the Bankruptcy Voluntary Petition datedXX/XX/XX13 reflects an amount of claim for the subject loan as xx,204 with a property value of xx,784 leaving an unsecured portion of xxThe plan was confirmed onXX/XX/XX17. The Bankruptcy POC was filed onXX/XX/XX13 with an amount of xx and the amount of arrearages totaled xx. Under the xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 60 months for a total of plan payments in the amount of xxThe Debtor was discharged onXX/XX/XX18 and the case was terminated on XXX/XX18.	The latest loan modification agreement was made between Lender xx and Borrower xx onXX/XX/XX16. As per the modified terms, the new principal balance is xx with a fixed interest rate of 4% and a P&I payment of xx beginning 7XX/XX16 until maturity date of 6XX/XX56.
The loan was previously modified on XX/XX/XX11.	Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 145 Tape Value: 146 |---| -1 |----| -0.01% Comment: As per note Age of Loan is 145;however, tape data reflects 146. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy origination is Yes; however, tape data reflects no.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 601   Variance: -121   Variance %: -0.20%   Comment: As per Modification agreement modification stated term is 480; however, tape data reflects 601. &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note Neg Amort Potential is a Not Applicable; however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: As per payment history, the string is 000000000; however tape data reflects 00000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: As per payment history, the reversed string is a 00000000000; however, tape data reflects 0000000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 44%   Variance:    Variance %: -2.09%   Comment: As per final application DTI is a 0.880%;however, tape data reflects 44.380%   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date Loan Value: 6XX/XX56 Tape Value: 5XX/XX36 Variance: -7336 (Days) Variance %: Comment: As per Modification agreement modification stated maturity term date is a XX/XX/XX56; however, tape data reflects 5XX/XX36. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Prior bankruptcy xx Case #xx.  Schedule D of the Bankruptcy Voluntary Petition datedXX/XX/XX13 reflects an amount of claim for the subject loan as xx,204 with a property value of xx,784 leaving an unsecured portion of xxxx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate due to failing the TILA Finance Charge test."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Per the updated title report dated 1XXX/XX18, there is an open IRS lien against the borrower in the amount of xx in the favor of Department of The Treasury- Internal Revenue Service which was recorded on 1XXX/XX14."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Massachusetts (MA) state. The below Required State disclosures are missing in the given loan files.
1] Lead-Based Paint Disclosure.
2] Carbon Monoxide Alarms.
3] Notice of the Specific Reason for Denial of Credit."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA Finance Charge Test: Loan Data:xx; Comparison:xx; Variance:-xx.
																																																																																								This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) ) The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45790419	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,970.50	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	42.585%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$357,097.00	$107,129.10	4.250%	xx	XX/XX/XX13	Financial Hardship	xx.
There is one junior mortgage xx
There are three civil judgments against the borrower, xx
First and second installments of 2018-2019 county taxes are due in the cumulative amount of xxon XX/XX/xx18 and XX/XX/XX19 respectively.
No prior year delinquent taxes have been found.
As per the review of payment history as of XX/XX/XX18, the borrower is currently delinquent for one month and the next due for regular payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx out of which xx is deferred principal balance.
 The borrower has been making the payment as per Modification agreement which was executed onXX/XX/XX13 with the interest rate of 4.250 % and P&I of xx.
Collections Comments:The current legal status of the loan is performing and the next the next due for regular payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx out of which xx is deferred principal balance. The borrower has been making the payment as per Modification agreement which was executed onXX/XX/XX13 with the interest rate of 4.250 % and P&I of xx.
As per the loan document located at xxe had offered a trial modification plan to the borrower on 1XXX/XX09.
The borrower, xx (Joint Debtor) had filed bankruptcy under xx plan case#  xx. According to order of confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee in the amount of xx starting from XX/XX/XX15, then xx starting from XX/XX/XX16 for 60 months period. The base plan amount is xx.
According to voluntary petition Schedule D, the amount of claim without deducting the value of the collateral is xxx and the Value of collateral is xx. Hence, the unsecured portion is reflected in the amount of xx.POC has been filed by the creditor xx. on XX/XX/XX with a secured claim amount of xxx and the arrears of xx.
According to notice of mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18.
No further information is available to determine the current property condition and property type. No comment pertaining damage to the subject property has been observed. No latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx (Joint Debtor) had filed bankruptcy under xx plan case#  xx. According to order of confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee in the amount of xx starting from XX/XX/XX15, then xx starting from XX/XX/XX16 for 60 months period. The base plan amount is xx.
According to voluntary petition Schedule D, the amount of claim without deducting the value of the collateral is xxx and the Value of collateral is xx. Hence, the unsecured portion is reflected in the amount of xx.POC has been filed by the creditor xx. on XX/XX/XX with a secured claim amount of xxx and the arrears of xx.
According to notice of mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18.
Loan Modification agreement was made between borrower “xx”, with lender “xx” on effective dateXX/XX/XX13. The borrower agree to pay the UPB of xx with interest rate of 4.250% and P&I of xx with fixed amortized type beginning from first payment date 6XX/XX13 and ends with the maturity date of XX/XX/XX53. The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX57. The UPB that has been amortized is xx as an interest bearing amount.	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 145 Tape Value: 146 |---| -1 |----| -0.01% Comment: As per Modification document age of loan is 145. Tape Source: Initial Tape Type:
Field: Interest Only Expiration Date   Loan Value: 5XX/XX16   Tape Value: 6XX/XX16   Variance: 31 (Days)   Variance %:    Comment: As per Note document Interest only expiration date is 5XX/XX16.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 564   Variance: -84   Variance %: -0.15%   Comment: As per modification document modified stated term 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note Document Loan was originated with the fixed interest rate. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.38%   Comment: As per Note document loan is interest only and original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000011   Tape Value: 00000001112326678799999   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000011.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000000001   Tape Value: 99999787632321110000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 110000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 43%   Tape Value: 41%   Variance:    Variance %: 1.84%   Comment: As per Final Application post close DTI per 1003 42.585%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per final loan application, purpose of refinance is limited cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX53 Tape Value: 5XX/XX36 Variance: -6209 (Days) Variance %: Comment: &#xxD; As per modification document maturity date is 5XX/XX53. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 3)     "According to voluntary petition Schedule D, the amount of claim without deducting the value of the collateral is xx and the Value of collateral is xxxx. Hence, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment."
* Amount of title insurance is less than mortgage amount (Lvl 3) "The subject mortgage was originated on XX/XX/XX06 with the loan amount of xxxx. However, the final Title policy shows the amount of insurance as xxxx. This can be cured by adding an addendum to the final title policy with the correct loan amount."	* Missing Required Disclosures (Lvl 2) "List of Service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State. However, the following state disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79125874	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$905.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.157%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$79,421.42	$31,800.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
The chain of assignment has not been provided in the report.
No active liens and judgments have been found.
The combined annual taxes for the years 2018 is due in the amount of xx.
No prior years delinquent taxes have been found.
According to payment history, the borrower is currently delinquent for 0 months and next due date is 1XXX/XX18. The last payment was received in the amount of xx which was applied onXX/XX/XX18. The new UPB is xx. The stated current rate is 4.250 % P&I is xx and PITI is xx. The borrower is making payment through modification.	Collections Comments:The loan is performing and the next due date for the payment is 1XXX/XX18. The last payment was received in the amount of xx which was applied to 9XX/XX18. The new UPB is xx. The stated current rate is 4.250 % P&I is xx and PITI is xx. The borrower has been making payment as per modification agreement which was effective from 1XXX/XX10.
The loan has been modified once since origination on 1XXX/XX10 between the borrower xx. The new principal balance is xx, Deferred Balance in the amount of xx and the interest-bearing amount is xx. The borrower has promises to pay the new UPB with interest rate 2.000 % and the borrower promises to pay P&I xx beginning from 1XXX/XX10 to the stated maturity date 1XXX/XX50. The loan has total 4 steps.
There are no foreclosure activities found against the borrower. However, as per the PACER report, the borrower xx. The debtor shall pay to the trustee the sum of xx per month for a period of 60 months. The plan was discharged onXX/XX/XX14.
The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
The collection comments received as ofXX/XX/XX18 reflect damage to the subject property due to Hurricane IRMA which has impacted on XX/XX/XX17 and had to pay out of pocket for damages. No further information has been provided related to the claim amount or Damages to the property has been repaired. The latest BPO report is not available in the loan file to confirm the current condition of the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER report, the borrower filed bankruptcy xx case# xx. The POC was filed on 4XX/XX09 in the amount of xx and the amount of arrearage is xxhe debtor shall pay to the trustee the sum of xx per month for a period of 60 months.	The loan has been modified once since origination on 1XXX/XX10 between the borrower xx. The new principal balance is xx, Deferred Balance in the amount of xx and the interest-bearing amount is xx. The borrower has promises to pay the new UPB with interest rate 2.000 % and the borrower promises to pay P&I xx beginning from 1XXX/XX10 to the stated maturity date 1XXX/XX50. The loan has total 4 steps.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 144 Tape Value: 145 |---| -1 |----| -0.01% Comment: As per note, the age of loan is 144. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower filed bankruptcy xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per bankruptcy, the status is discharged   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX10   Tape Value:XX/XX/XX10   Variance: -46 (Days)   Variance %:    Comment: The Document Date of the Last Modification is 1XXX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 1XXX/XX10   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date is 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 1XXX/XX15   Variance: -30 (Days)   Variance %:    Comment: Mod step 2 date is 1XXX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX16   Variance: -30 (Days)   Variance %:    Comment: Mod step 3 date is 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date is 1XXX/XX17. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 533   Variance: -53   Variance %: -0.10%   Comment: The modification stated term reflects 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg. amort potential   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000010001   Tape Value: 00100003210000001001001   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321000010000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100010000000   Tape Value: 10010010000001230000100'   Variance:    Variance %:    Comment: The Payment History String reversed is 00001000123. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 38%   Tape Value: 33%   Variance:    Variance %: 4.93%   Comment: The post-close DTI per 1003 reflects 38.157%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The borrower get cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX50 Tape Value: 6XX/XX21 Variance: -10745 (Days) Variance %: Comment: The stated maturity date reflects 1XXX/XX50. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available from XXX/XX11 toXX/XX/XX18. However, we require the latest 24 months of servicing comment. The servicing comment is missing from 7XX/XX18 to XX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."
* Property Damage (Lvl 2)     "The collection comments dated XXX/XX18 reflect damage to the subject property due to Hurricane IRMA which has impacted on XX/XX/XX17 and had to pay out of pocket for damages. Further information has been provided related to the damages bring repaired. The latest BPO report is not available in the loan file to confirm the current condition of the subject property."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following required state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been provided in the report.However, the assignment should be with xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL  Loan Data : xx  Comparison data : xx  Variance : -xx

TILA Foreclosure Rescission Finance Charge Test: FAIL  Loan Data : xx  Comparison Data : xx  Variance : -xx"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL  Loan Data : xx  Comparison data : xx  Variance : -xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Foreclosure Rescission Finance Charge Test: FAIL  Loan Data : xx  Comparison Data : xx  Variance : -xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55262670	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$430.06	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.676%	First	Commitment	Not Applicable	xx	XX/XX/XX11	$162,585.96	Not Applicable	3.125%	xx	XX/XX/XX11	Financial Hardship	xx

1. There is civil judgment against the borrower in amount of x.
2. There is civil judgment against the borrower in amount of x.
3. There is civil judgment against the borrower in amount of x.
4. There is civil judgment against the borrower in amount of x.

No prior delinquent taxes are found.
The combined annual taxes are paid of in amount of 412.86.	The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has been modified XX/XX/XX11 borrower making the payment as per modification terms
Collections Comments:Available collection comment show that the subject property is occupied by owner and no damage or repair of subject property not found. Latest BPO report unavailable to verify the current condition of home.
Foreclosure file not yet found, FC referral hold due to the disaster checking.

The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has been modified XX/XX/XX11 borrower making the payment as per modification terms (1701858807_312190_LOAN.pdf #pg1160).

Borrower “xx” filed Bankruptcy under the xx case#xx. Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. Creditor filed the POC on with XX/XX/XX13 secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx and debtor shall pay the payment xx for 1 month to 60 month, plan was confirmed on XX/XX/XX13. Trustee’s final report filed on XX/XX/XX16 show that BK case was discharged on xx. No further information about BK file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx case#xx. Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. Creditor filed the POC on with XX/XX/XX13 secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx and debtor shall pay the payment xx for 1 month to 60 month, plan was confirmed on XX/XX/XX13. Trustee’s final report filed on XX/XX/XX16 show that BK case was discharged on xx. No further information about BK file.	The loan modification agreement was made between “xx” (borrowers) and “xx” (Lender) effective date isXX/XX/XX11. The first modified payment is still due for the date of 5XX/XX11 and the new maturity date will be XXX/XX37. The new modified unpaid principal balance is xx, interest bearing amount is xx. The Borrower making the payment as per the modification terms would be 3.125% and modified P&I xx.
The Loan was modified into 3 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: 4XX/XX11.
2) Period: 12, Rate: 4.125%, P&I: xx, Date: 4XX/XX16.
3) Period: 238, Rate: 4.875%, P&I: xx, Date: 4XX/XX17.
Affiliated Business Disclosure Missing Required State Disclosures Title Policy	Field: Age of Loan Loan Value: 143 Tape Value: 144 |---| -1 |----| -0.01% Comment: Age of loan is 143. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: BK is Yes.   Tape Source: Initial   Tape Type:
Field: Interest Only Expiration Date   Loan Value: 7XX/XX16   Tape Value: 8XX/XX16   Variance: 31 (Days)   Variance %:    Comment: Intesret only expiration date is XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 310   Tape Value: 367   Variance: -57   Variance %: -0.16%   Comment: Modification stated term is 310.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001100000000000000   Variance:    Variance %:    Comment: Payment history string 00000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000110000000'   Variance:    Variance %:    Comment: Payment history string reversed 00000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street  xx
Field: Property County   Loan Value: Miami/Dade   Tape Value: Miami-Dade   Variance:    Variance %:    Comment: Property county Miami/Dade.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX37 Tape Value: 7XX/XX36 Variance: -215 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX37. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Lender's final title policy / TPOL is missing from the loan file; and there is title commitment available in the loan file doc locator (xx)."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL state, however required state disclosure missing from loan file.
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate,
TILA Finance Charge Test: Loan Data: xx, Comparison Data:xx, Variance: -xx.
.."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
This loan failed the TILA finance charge test.
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49986783	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,065.83	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$235,632.26	$32,000.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.

According to the updated title report dated 1XXX/XX18 the legal description is inconsistent from vesting deed to mortgage. The legal of vesting deed recorded on xx It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.00% for the due date of 8XX/XX18. The next due date is 9XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 6XX/XX10 and Located at “xx	Collections Comments:According to the servicing comments the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.00% for the due date of 8XX/XX18. The next due date is 9XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 6XX/XX10 and Located at “1xxf xx”.
The loan has been modified once since origination.
The loan was modified with an effective date of 6XX/XX10 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 6XX/XX10 with a new maturity date of 5XX/XX50. The rate changes in 4 steps ending at 5.00%. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.
The borrower had filed bankruptcy on 7XX/XX12 under xx with case#xx.

According to the servicing comment datedXX/XX/XX17 the file was placed on hold for hurricane IRMA Disaster Protection Efforts. Borrower will pay online for loss due to the fire/Flood but the comment XX/XX/XX17 state that borrower can’t commit to pay and the reason for default was due to the disaster. The comment dated XX/XX/XX17 state that released from FC referral hold for hurricane IRMA due to disaster protection expired. No further details have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy on 7XX/XX12 under xx with case#xx.	The loan has been modified once since origination.
The loan was modified with an effective date of 6XX/XX10 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 6XX/XX10 with a new maturity date of 5XX/XX50. The rate changes in 4 steps ending at 5.00%. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.
Missing Required State Disclosures	Field: Age of Loan Loan Value: 142 Tape Value: 143 |---| -1 |----| -0.01% Comment: Per application Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per Pacer   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: Pacer   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Per modification   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 6XX/XX10   Tape Value: 5XX/XX10   Variance: -31 (Days)   Variance %:    Comment: Mod step 1 date is 6XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX15   Tape Value: 5XX/XX15   Variance: -31 (Days)   Variance %:    Comment: Mod step 2 date is 6XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 6XX/XX16   Tape Value: 5XX/XX16   Variance: -31 (Days)   Variance %:    Comment: Mod step 3 date is 6XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 6XX/XX17   Tape Value: 5XX/XX17   Variance: -31 (Days)   Variance %:    Comment: Mod step 4 date is 6XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 525   Variance: -45   Variance %: -0.09%   Comment: Per modification   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000001100000000000000   Variance:    Variance %:    Comment: Payment history string is 000000000001; however tape data shows 000000001100000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000000110000000'   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Property County   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Per mortgage   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Per application   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transaction as per final HUD-1 is Cash-out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX50 Tape Value: 8XX/XX36 Variance: -5021 (Days) Variance %: Comment: Per modification Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated 1XXX/XX18 the legal description is inconsistent from vesting deed to mortgage. The legal of vesting deed recorded on 8XX/XX06 (xx) shows “xx”; however, the legal of subject mortgage recorded on 8XX/XX06 (xx) shows “xx”. It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State and the required disclosures are missing as follow.
Anti-Coercion Notice, Insurance Sales Disclosure."
																																																																																								* Property Damage (Lvl 2) "According to the servicing comment datedXX/XX/XX17 the file was placed on hold for hurricane IRMA Disaster Protection Efforts. Borrower will pay online for loss due to the fire/Flood but the comment XX/XX/XX17 state that borrower can’t commit to pay and the reason for default was due to the disaster. The comment dated XX/XX/XX17 state that the file released from FC referral hold for hurricane IRMA due to disaster protection expired. No further details have been found."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65454418	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,396.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.495%	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX15	$118,617.24	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	Updated title report as of XX/XX/XX18 shows that subject mortgage is on first lien position. Subject mortgage was recorded on XX/XX/XX06 in the amount of
xx with XXXX as nominee for xx
No active judgments or liens have been found.
Annual estimated tax is xx with no prior years delinquency.	Payment history as of XX/XX/XX18 shows that the borrower is one month behind the payments. Last payment was received on XX/XX/XX18 for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD made on XX/XX/XX15.	Collections Comments:Review of loan file and servicing comment shows that the borrower is one month behind the payments. Last payment was received on XX/XX/XX18 for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD made on XX/XX/XX15.
No evidence of post closing foreclosure has been found.
Borrower filed BK xx case # xx. POC was filed on XX/XX/XX15 with POC amount xx and the arrearage xx. Voluntary petition schedule D shows that the value of property is xx, amount of claim is xx and the unsecured portion is xx.
No evidence of damage or repair is found. It seems property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Debtor, xx filed BK xx case #xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the amended xx plan which was filed on XX/XX/XX15, the debtor will make all post-petition mortgage payments directly to the subject mortgage creditor as those payments ordinarily come due.  Trustee may pay the allowed total arrearage of xx through plan with monthly payment of xxx0 and this plan was confirmed on XX/XX/XX15.
The POC was filed onXX/XX/XX15 with the secured claim of xx with an arrearage of xx.
Loan modification agreement has been made between borrower and lender effective from XX/XX/XX15. As per MOD borrower agreed to pay P&I of xx with fixed interest rate of 4.125%. First payment was started from XX/XX/XX15 and the maturity date is XX/XX/XX55. The new modified principal balance is xx.	Affiliated Business Disclosure Final Title Policy	Field: Age of Loan Loan Value: 141 Tape Value: 143 |---| -2 |----| -0.01% Comment: Age of loan is 141, tape shows 143 Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 585   Variance: -105   Variance %: -0.18%   Comment: Modified stated term is 480, tape shows 585   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000000   Tape Value: 10000000111100000000000   Variance:    Variance %:    Comment: Payment string as per pay history is 100000000000 however tape data shows 1000000000000000000001111100101&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000001   Tape Value: 00000000010111100000001'   Variance:    Variance %:    Comment: Payment string as per pay history is 100000000000 however tape data shows 1000000000000000000001111100101   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 47%   Tape Value: 50%   Variance:    Variance %: -2.66%   Comment: Post-close DTI is 51.03%, tape shows 50.15%   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date   Loan Value: 5XX/XX55   Tape Value: 8XX/XX36   Variance: -6847 (Days)   Variance %:    Comment: Stated maturity date is XX/XX/XX55, tape shows XX/XX/XX36   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject property is PUD, tape shows Single Family Tape Source: Initial Tape Type:	B	* Missing Final Title Policy with applicable xx endorsements. (i.e., xx) (Lvl 3) "The final title policy is missing from the loan file but there is a Short form policy is also available in the file with the effective date ofXX/XX/XX06 with the subject mortgage a date ofXX/XX/XX06."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19390883	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$486.95	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.274%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$94,952.32	$14,452.32	4.000%	xx	XX/XX/XX13	Financial Hardship	xx No active liens and judgments have been found. The annual combined taxes in 2018 are due on XX/XX/xx18 in the amount of xx. No prior years delinquent taxes have been found.	According to the latest payment history as of 9XX/XX18, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX13.	Collections Comments:According to the servicing comments, the borrower is current with the loan the next due date for the payment is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX13.
Reason for default is an illness of borrower as per the comment dated XX/XX/XX16.
The loan had been modified on 1XXX/XX13. The unpaid principal balance is xx with an interest rate of 4.00%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX13. The maturity date will be on 1XXX/XX53.
No evidence has been found in the latest 12 months’ servicing comments regarding the foreclosure.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx. The POC was filed onXX/XX/XX07 with the secured claim amount of xx and the amount of arrearage was xxhe motion for relief from stay was filed onXX/XX/XX12.  xx
The latest comments dated XX/XX/XX17 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx. The POC was filed onXX/XX/XX07 with the secured claim amount of xx and the amount of arrearage was xxhe motion for relief from stay was filed onXX/XX/XX12. xx	This modification agreement was made on 1XXX/XX13 in between the borrower xx.
The unpaid principal balance is xx with an interest rate of 4.00%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX13. The maturity date will be on 1XXX/XX53.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 141 Tape Value: 142 |---| -1 |----| -0.01% Comment: As per note age of loan is 141; however tape reflects 142. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Lender Name   xx
Field: Modification Stated Term   Loan Value: 480   Tape Value: 566   Variance: -86   Variance %: -0.15%   Comment: As per modification stated term months are 480; however tape reflects 566.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000001111   Tape Value: 00000004333432101111100   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects 0011111111111111014343340000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111100000000   Tape Value: 00111110143433340000000'   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects 0011111111111111014343340000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 57%   Variance:    Variance %: -12.92%   Comment: As per application DIT is 44.274%; however tape reflects 57.190%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per application purpose of refinance is debt consolidation; however tape reflects change in rate and term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX53 Tape Value: 9XX/XX36 Variance: -6270 (Days) Variance %: Comment: As per note maturity date is 1XXX/XX53; however tape reflects 9XX/XX36. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX11 toXX/XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing fromXX/XX/XX18 to 9XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Property Damage (Lvl 2)     "The comment dated 6XX/XX13 shows that borrower had filed a claim for fire damages to the property. The date of loss wasXX/XX/XX12. Also, the comment datedXX/XX/XX12 shows that the borrower informed xx that repairs should be completed in a couple weeks onXX/XX. The amount of damages is not available.
No BPO and inspection reports have been provided."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Alabama State. The following state disclosure is missing in the loan file:
1. Choice of Insurer."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15514330	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,835.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	38.882%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$165,416.95	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	xx
There are three active civil judgments against the borrower xx which are as follows.
1. The first is in the favor of xx in the amount of xx which was xx
2. The second is in the favor of xx in the amount of xx which was xx
3. The third is in the favor of xx in the amount of xx which was xx
The 2018-2019 City 1st and 2nd taxes are due on XX/XX/xx18 and XX/XX/XX19 each in the amount of 917.79.
No prior year’s delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX15.

Collections Comments: The borrower is current with the loan and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx
As per the servicing comments, the reason for default was excessive obligations.
The loan has been modified once since origination. As per the modification agreement made on XX/XX/XX15, the borrower promises to make a monthly payment of xx with the rate of interest 4.125%, beginning from XX/XX/XX15 till the maturity date XX/XX/XX55. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
The foreclosure activity has not been initiated.
According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on XX/XX/XX11 with the POC amount xx and the amount of arrearage is xx. There is no comment indication a cram down.  xx
As per the comment dated XX/XX/XX17, the subject property was occupied by the unknown. No pertaining damage to the subject property has been found. Also, the latest BPO report is unavailable in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on XX/XX/XX11 with the POC amount xx and the amount of arrearage is xx. There is no comment indication a cram down. xx	The Loan modification agreement was made on XX/XX/XX15, between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 4.125%, beginning from XX/XX/XX15 till the maturity date XX/XX/XX55. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified once since origination.	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 139 Tape Value: 140 |---| -1 |----| -0.01% Comment: As per the note, age of loan is 139; however, tape data reflects with 140. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower filed bankruptcy xx. Hence, bankruptcy (Post Loan origination) is Yes; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 584   Variance: -104   Variance %: -0.18%   Comment: As per the modification, modification stated term is 480; however, tape data reflects with 587.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed. Hence, Neg Amort Potential is not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000002100000102101000   Variance:    Variance %:    Comment: As per the payment history, payment history string is 000000000001; however, tape data reflects with 000000210000010201000'.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00010120100000120000000'   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 100000000000; however, tape data reflects with 0001012000001200000000'.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 39%   Tape Value: 29%   Variance:    Variance %: 9.88%   Comment: Post Close DTP per 1003 is 38.882%; however, tape data reflects with 29.00%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per the Hud-1 purpose of transaction per hud-1 is Cash Out; however, tape data reflects with refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX55 Tape Value: 1XXX/XX36 Variance: -6816 (Days) Variance %: Comment: As per the modification, stated maturity date is XX/XX/XX55; however, tape data reflects with XX/XX/XX36. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available from XX/XX/XX11 to XX/XX/XX18. However, we require the latest 24 months of servicing comment. The servicing comment is missing from XX/XX/XX18 to XX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "The List of service provider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in VA state. The following required state disclosures are missing from the loan file.
1. Choice of Settlement Agent Disclosure.
																																																																																								2. Copy of Appraisal or Statement of Appraised Value."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93974447	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,804.69	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.266%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$187,300.48	Not Applicable	4.500%	xx	XX/XX/XX15	Financial Hardship	xx. The chain of assignment has been completed. The last assignment was done from xx 2018th annual taxes are paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with interest rate of 4.500% which was applied on 9XX/XX18. The new UPB is reflected in the amount of xx.
The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on XX/XX/XX14.
Collections Comments:According to servicing comments, the loan is currently performing and the next due is on 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on XX/XX/XX14.
The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on XX/XX/XX14 between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest 4.50% beginning from XX/XX/XX15. The new maturity date is XX/XX/XX54.
The xx (borrower/debtor) filed bankruptcy under xx with the case# xx. According to the plan, the debtor shall pay xx for 60 months. The creditor xx had filed POC on XX/XX/XX15 with a secured claim amount of xx and arrearage amount is xx.
The subject property is owner-occupied. No damage and repairs are found. The latest BPO reports are not available from the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx (borrower/debtor) filed bankruptcy under xx with the case# xx. According to the plan, the debtor shall pay xx for 60 months. The creditor xx had filed POC on XX/XX/XX15 with a secured claim amount of xx and arrears of xx.	The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on XX/XX/XX14 between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest 4.50% beginning from XX/XX/XX15. The new maturity date is XX/XX/XX54.	Mortgage Insurance Right of Rescission Affiliated Business Disclosure Notice of Servicing Transfer Origination Appraisal	Field: Lender Name xx
Field: Modification Stated Term   Loan Value: 480   Tape Value: 578   Variance: -98   Variance %: -0.17%   Comment: Modification stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: MI certificate is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000100000000001112   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 21110000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 61%   Variance:    Variance %: -24.32%   Comment: Post close DTI is 36.875%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Property County   Loan Value: Cambria   Tape Value: 0   Variance:    Variance %:    Comment: As per the mortgage, the property is in Cambria County.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX54 Tape Value: 1XXX/XX36 Variance: -6635 (Days) Variance %: Comment: As per the modification, the stated maturity date is XX/XXx54. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 4) "According to the review updated title report dated XX/XX/XX18, the legal description is inconsistent from vesting deed to the subject mortgage as the vesting deed recorded on XX/XX/XX04 shows the legal as "xx". However, the subject mortgage recorded on XX/XX/XX06 shows legal as "xx."	* MI, FHA or MIC missing and required (Lvl 3) "The loan is a conventional type loan and the final application shows the mortgage insurance amount is xx. Also, the tape data shows the MI company name as xx. However, the MI certificate is required but missing from the loan file."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file.However, the value are updated by the appraisal report datedXX/XX/XX06 which is before 5 months the note date located at "1702328381_313866_LOAN"."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12621241	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,223.26	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	25.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$349,343.13	Not Applicable	2.250%	xx	XX/XX/XX16	Financial Hardship	xx No active judgments or liens have been found pending. Annual taxes are in the amount of xx. No prior delinquent taxes have been found pending.	Provided payment history as of XX/XX/XX18, reveals that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is performing. Provided payment history fromXX/XX/XX15 to XX/XX/XX18 reveal that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is excessive obligations. The borrower is making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective fromXX/XX/XX16.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.250% with P&I of xx with step amortized type and it was beginning from first payment date on 9XX/XX16 and ends with the maturity date of 1XXX/XX36.
The previous modification has been done onXX/XX/XX14 located at” " 1702330847_313437_LOAN xxx” with New Principal Balance xx and interest rate 3.875% with P&I xx.    No information pertaining to foreclosure has been found in the loan file as well as in the 24 months servicing comments.
The borrower had filed bankruptcy under xx with case # xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx.
According to the xx plan datedXX/XX/XX09, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months. The estimated amount of arrearage to be paid for the collateral is in the amount of xx.	Loan Modification agreement was made between borrower xx with xx. on effective date ofXX/XX/XX16.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.250% with P&I of xx with step amortized type and it was beginning from first payment date on 9XX/XX16 and ends with the maturity date of 1XXX/XX36.
The previous modification has been done onXX/XX/XX14 located at” " xx xxx” with New Principal Balance xx and interest rate 3.875% with P&I xx.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure Mortgage Insurance	Field: Age of Loan Loan Value: 139 Tape Value: 141 |---| -2 |----| -0.01% Comment: age of Loan is 139. However, the tape data reflects 141. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACR bankruptcy was failed. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type is Step. However, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 242   Tape Value: 360   Variance: -118   Variance %: -0.33%   Comment: Modification Stated Term is 242. However, the tape data reflects 360.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mtg Insurance Doc Status MI Cert in file is No. however, the tape data reflects YEs.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is Not applicable. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: 9XX/XX06   Tape Value: 9XX/XX06   Variance: 1 (Days)   Variance %:    Comment: Original appraisal Date is 9XX/XX16. However, the tape data reflects 9XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000000   Tape Value: 10000000000000000000000   Variance:    Variance %:    Comment: As per the Payment History String is 1000000000. However, the tape data reflects 1000000000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001000   Tape Value: 00000000000000000000001'   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 0000000001. However, the tape data reflect 00000000000000000000001&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 59%   Tape Value: 59%   Variance:    Variance %: -0.00%   Comment: Post-close DTI per 1003 is 59.306%. however, the tape data reflects 59.310%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Purpose of Refinance Per Application is Cash Out- Other. however, the tape data reflects Debt consolidation.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: subject Property Type is PUD. However, the tape data reflects Single Family. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated 1XXX/XX18, the legal description meets and bounds mentioned on recorded mortgage is not matching with legal description mentioned in the deed recorded onXX/XX/XX02. A part of legal description mentioned on the deed is " Also being …………………… on the tax map" is missing in the recorded mortgage. It can be cured by re-recording the mortgage with the respected county."
* MI, FHA or MIC missing and required (Lvl 3) "MI certificate is missing from the loan file."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator shows moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test failed."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at New Jersey State. The following state disclosures are missing from the loan file.
?NJ Application Disclosure.
?Delivery Fee Authorization
?NJ Attorney Disclosure
?The unacceptability of Insurance Notice
?Attorney Disclosure II
?Tax Bill Information
?Private Well Testing
?Lock-In Agreement
?Commitment Disclosures
?Choice of Insurer Disclosure
?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* Missing Required Disclosures (Lvl 2)     "List of services providers document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10045541	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,057.14	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.229%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$194,361.93	Not Applicable	2.000%	xx	XX/XX/XX09	Financial Hardship	xx
There is IRS lien against the borrower in amount of xx which was recorded on xx
County annual 1st taxes of 2018-2019 are due in the amount of xx.
County annual 2nd taxes of 2018-2019 are due in the amount of xx.
County annual taxes of 2017-2018 have been paid in the amount of xx.
County annual taxes of 2016-2017 have been paid in the amount of xx.
 No prior delinquent taxes are found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 1 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX09 borrower making the payment as per modification terms.
Collections Comments:Available collection comment stated that subject property is occupied by owner and is in good condition. No damage or no repair found however, latest BPO report unavailable to rarify that current condition of subject property.

Borrower “xx” filed Bankruptcy under the xx case#xx. Voluntary petition filed on XX/XX/XX18. No further information about BK file.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 1 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX09 borrower making the payment as per modification terms.

No foreclosure filed yet.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx case#xx. Voluntary petition filed on XX/XX/XX18. No further information about BK file.	The loan modification agreement was made between xx. The first modified payment is still due for 1XXX/XX09 and the new maturity date will be 1XXX/XX41.The new Modified Unpaid Principal Balance is available in the mod xx.The modification rate would be 4.75% and modified P&I is xx.
The Loan was modified into 4 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: 1XXX/XX14.
2) Period: 12, Rate: 3.00%, P&I: xx, Date: 1XXX/XX14.
3) Period: 12, Rate: 4.00%, P&I: xx, Date: 1XXX/XX15.
4) Period: 300, Rate: 4.75%, P&I: xx, Date: 1XXX/XX16.

Credit Application	Field: Age of Loan Loan Value: 137 Tape Value: 139 |---| -2 |----| -0.01% Comment: Age of Loan xx Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX09   Tape Value: 1XXX/XX09   Variance: 30 (Days)   Variance %:    Comment: Doc date of Last modification 9XX/XX09.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX09   Tape Value: 9XX/XX09   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date 1XXX/XX09.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX14   Tape Value: 9XX/XX14   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date 1XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX15   Tape Value: 9XX/XX15   Variance: -30 (Days)   Variance %:    Comment: Mod Step 3 date is 1XXX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX16   Tape Value: 9XX/XX16   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.36%   Comment: Modification original per P&I is xx..   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 384   Tape Value: 417   Variance: -33   Variance %: -0.08%   Comment: Modification stated Term 384.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111000001   Tape Value: 11110000010000000010000   Variance:    Variance %:    Comment: Payment history string is 11111111000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000111111   Tape Value: 00001000000001000001111'   Variance:    Variance %:    Comment: Payment History String reversed is 100000111111.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 40%   Variance:    Variance %: 4.48%   Comment: Post-close DTI per 1003 is 44.267%.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 is Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX41 Tape Value: 1XXX/XX36 Variance: -1735 (Days) Variance %: Comment: Stated Maturity date is 9XX/XX41. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service provider disclosures is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to updated title report dated 1XXX/XX18, there is IRS lien against the subject borrower 'xx' in the favor of 'Department of the Treasury-Internal Revenue Service' which was recorded on 9XX/XX11 in the amount of xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to TILA failed for 'Foreclosure Rescission Finance Charge Test'.
Loan Data xx, Comparison Data xx,  Variance -xx* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test failed for TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file ; however, the values consider from the initial 1003 (Doc-locator-262)."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92105889	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,142.77	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.560%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$291,511.41	Not Applicable	4.250%	xx	XX/XX/XX12	Financial Hardship	xx
* One junior mortgage found opened in the amount of xx recorded on XX/XX/XX07 which is in the favor of xx
No active judgments or liens had been found pending.
Property Tax Status;
1) 2017 combined annual taxes had been paid in the amount of xx on XX/XX/xx17.
No prior year delinquent taxes had been found.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx,458346. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX12.	Collections Comments:Collection comments available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx,458346. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX12.
The borrower agree to pay the UPB of xx with interest rate of 4.250 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX12 and ends with the maturity date of XX/XX/XX56.
No foreclosure was been initiated in the loan.
The borrower xx had filed bankruptcy under xx with case#xx.
As per collection comment dated XX/XX/XX17 the subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx.
The POC was filed on XX/XX/XX09 in the POC amount of xx with arrearage in the amount of xx.
Loan Modification agreement was made between borrower “xx”, with lender “xx” on effective dateXX/XX/XX12.
The borrower agree to pay the UPB of xx with interest rate of 4.250 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX12 and ends with the maturity date of XX/XX/XX56.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 138 Tape Value: 140 |---| -2 |----| -0.01% Comment: The payment history only goes toXX/XX18 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower filed for bankrupcyXX/XX09   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Lender Name   xx
Field: Modification Stated Term   Loan Value: 297   Tape Value: 360   Variance: -63   Variance %: -0.17%   Comment: The modification term is 297   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan file is a fixed rate   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000000   Tape Value: 10000001000000000010000   Variance:    Variance %:    Comment: verified from the payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001000   Tape Value: 00001000000000010000001'   Variance:    Variance %:    Comment: verified from the payment history   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 46%   Tape Value: 46%   Variance:    Variance %: -0.44%   Comment: The tape value is rounded   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Change in Rate/Term Variance: Variance %: Comment: The loan is a rate and term Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosure missing from the loan file;
Anti-Coercion Notice
																																																																																								Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24974772	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$2,414.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Investor	Yes	Yes	No	12.501%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$484,439.71	$145,331.91	3.875%	xx	XX/XX/XX16	Financial Hardship	xx
There is a state tax lien in the favor of Treasurer-Tax Collector Tax Collection Division which was recorded on XX/XX/xx11 in the amount of xx.
There is a state tax lien in the favor of Treasurer-Tax Collector Tax Collection Division which was recorded on XX/XX/xx13 in the amount of xx.

There is a credit card judgment against xx. However, the judgment was not considered because of SSN# is not matching.

No prior year delinquent taxes have been found. The 1st installment of 2017-2018 County tax has been paid on XX/XX/xx17 in the amount of xx. The 2nd installment of 2017-2018 County tax has been paid on XX/XX/xx18 in the amount of xx.	According to the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx with the deferred principal of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx with deferred principal of xx.
The reason for default is an excessive obligation.
The loan was modified on XX/XX/XX16 between the borrowers xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 3.875% and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX16. The maturity date as per modification is XX/XX/XX56. The interest-bearing amount is xx, and the deferred balance is xx. This loan was modified once.
The borrower is current with the loan. The subject property occupancy is unknown. The borrower's intention is to keep the property. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
No foreclosure details have been found from collection comments.
According to the PACER, xx had filed for bankruptcy under xx. The POC was filed on XX/XX/XX11, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX10. As per the confirmed plan, the secured arrearage shall be amortized over 72 months, payable monthly at o% interest all due and payable on or before the end of 36. The debtor shall pay the trustee xx for 72 months. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down. The case was terminated on XX/XX/XX12, but the case was reopened on XX/XX/XX12.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, xx had filed for bankruptcy under xx. The POC was filed on XX/XX/XX11, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX/XX/XX10. As per the confirmed plan, the secured arrearage shall be amortized over 72 months, payable monthly at o% interest all due and payable on or before the end of 36. The debtor shall pay the trustee xx for 72 months. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down. The case was terminated on XX/XX/XX12, but the case was reopened on XX/XX/XX12.	This loan modification agreement was made between xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.875% and new P&I is in the amount of xx beginning from 5XX/XX16 till the maturity date 4XX/XX56. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 138 Tape Value: 139 |---| -1 |----| -0.01% Comment: Age of Loan is 138.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 592   Variance: -112   Variance %: -0.19%   Comment: Modified Stated Term per Modification is 480.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011100001   Tape Value: 01110000111100001000100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000011100001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100001110000   Tape Value: 00100010010111100001110'   Variance:    Variance %:    Comment: The Payment History String reversed is 100001110000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 13%   Tape Value: 17%   Variance:    Variance %: -4.57%   Comment: Post Close DTI per 1003 is 12.501%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: The Principal Balance per Mod is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX56 Tape Value: 1XXX/XX36 Variance: -7061 (Days) Variance %: Comment: Stated Maturity Date per Modification is XX/XX/XX56. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD, the settlement date is XX/XX/XX06, which is not aligned with the note date XX/XX/XX06."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the California state. The following state disclosures are missing from the loan file:
1. ?Impound Account Disclosure
2. ?Cosigner Notice
3. ?Private Mortgage Insurance Disclosure
4. ?Earthquake Disclosure forCondominiums
5. ?Hazard Insurance Disclosure
6. ?Insurer RecommendationDisclosure
7. ?CA Fair Lending Notice
8. ?Anti-Tying Disclosure
9. ?Privacy Notice
10. ?Notice of Right to Copy of Appraisal
11. ?Application for Credit-Married Persons
12. ?Fair Debt Collection Notice
13. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per updated title report dated XX/XX/XX18, xx
* State Tax Judgment (Lvl 2)     "There are 2 state tax liens against the borrower. However, SSN# is not provided to validate the lien.
 The first lien is in the favor of xx recorded on XX/XX/XX11 in the amount of xx.
The second lien is in the favor of xx recorded on XX/XX/XX13 in the amount of xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47898798	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$2,575.26	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Investor	Yes	Yes	No	11.538%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$483,263.60	$144,979.08	4.125%	xx	XX/XX/XX16	Financial Hardship	xx
There is one junior credit card judgment against the borrower xx
The 2017-2018 first and second county installment taxes are paid for the total  amount of xx.
No, any prior delinquent taxes are found.
According to payment history as of dated 1XXX/XX18, the borrower is current with the loan and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.125% which was applied on 9XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per modification agreement which was made on 1XXX/XX15.	Collections Comments:The loan is performing and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.125% which was applied on 9XX/XX18. However, the borrower is making payment as per modification agreement which was made on 1XXX/XX15.
The borrower making payment as per modification agreement which was made on 1XXX/XX15 xx According to modified terms, the new principal balance is xx.  The interest-bearing amount is xx. The borrower promise to pay for the amount of xxxx23 with interest rate 4.125% beginning on XXX/XX16 till maturity date 1XXX/XX55.
xx had filed bankruptcy xx and the plan was confirmed on 1XXX/XX10.
POC was filed onXX/XX/XX10 with the secured claim amount of xx and the arrearage of xx.
Voluntary petition was filed onXX/XX/XX10 does not  shows any unsecured portion.
Motion for relief from automatic stay was filed onXX/XX/XX10.
The latest BPO reports are not available.
Grantor, xx, A California Corporation conveyed the subject property to xx through grant deed which was recorded onXX/XX/XX98 ; Later, xx conveyed the property to xx, Inc through grant deed which was recorded onXX/XX/XX10 same is reflecting in current vesting in the updated title report.
Borrower wants to keep the property.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
No information is available to understand the current status of foreclosure process.
The reason for default is the death of borrower .

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx  had filed bankruptcy under xx on XXX/XX10 and the plan was confirmed on 1XXX/XX10.
POC was filed onXX/XX/XX10 with the secured claim amount of xx and the arrearage of xx.
Voluntary petition was filed onXX/XX/XX10 does not  shows any unsecured portion.
Motion for relief from automatic stay was filed onXX/XX/XX10.
The loan was modified once since origination. The borrower making payment as per modification agreement which was made on 1XXX/XX15 between the borrower xx According to modified terms, the new principal balance is xx. The interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay for the amount of xxxx23 with interest rate 4.125% beginning on XXX/XX16 till maturity date 1XXX/XX55.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 138 Tape Value: 139 |---| -1 |----| -0.01% Comment: The age of loan reflects as 138 months. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx Tape Value: xx  Variance:    Variance %:    Comment: &#xxD; The note reflects lender name as xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 588   Variance: -108   Variance %: -0.18%   Comment: The modification stated terms are reflected as 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011000001   Tape Value: 01100000101100001000100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0001100000010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000110000   Tape Value: 00100010010110100001110'   Variance:    Variance %:    Comment: The Payment History String reversed is 010000011000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 12%   Tape Value: 17%   Variance:    Variance %: -4.64%   Comment: The 1003 reflects Post Close DTI is 12.432%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX55 Tape Value: 1XXX/XX36 Variance: -6939 (Days) Variance %: Comment: The stated maturity date reflects as 1XXX/XX55. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per comment dated XX/XX/XX15, the reason for default is borrower deceased. The death certificate is not found from the loan file and borrower name is not available. No further details are found. we are unable to determine which borrower get deceased."
* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not executed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2)     "The borrower had filed the bankruptcy on had filed bankruptcy under xx. The borrower filed the plan on XX/XX/XX10 which was confirmed on 1XXX/XX10 in which the claim of xx which states that the debtor will pay the total claim by selling the subject property. But the bankruptcy was terminated on XX/XX/XX12. Also, the updated title shows the current vesting in the name of owner."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to the updated title report dated 1XXX/XX18 the borrower xx transfers there interest to  xx  through the grant deed recorded onXX/XX/XX10. xx. The collection comments shows one of the borrower was deceased. Hence, only one borrower transferred the property."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure for condominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Title shows an assignment chain break (Lvl 2)     "Updated title report dated on 1XXX/XX18, states that there is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from xx
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53513221	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,373.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	55.696%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$240,597.54	$15,197.54	4.500%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx The chain of assignment is complete as the subject mortgage is with the current assignee, xx
There is an active civil judgment has been found against the subject owner in the amount of xx which was recorded on xx
There is an Renewed Judgment has been found against the subject owner but amount is not available on document and this judgment was recorded on xx
2017 year annual combined tax was paid on XX/XX/xx17 in the amount of xx.
Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX18 reveals that borrower is performing. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.500%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is performing. Review of the collection comments fromXX/XX/XX11 toXX/XX/XX18 states that the borrower is performing. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.500%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx on 1XXX/XX14. The new modified rate is 4.500% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX15. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX54. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx onXX/XX/XX13. POC was filed onXX/XX/XX13 which shows that the amount of secured claim is xx and the amount of arrearage is xx. Schedule D of voluntary petition dated XX/XX/XX13 shows amount of secured claim without deducting xx and value of collateral xx therefore the unsecured portion is xx. xx  filed on XX/XX/XX13 which states that the Debtor(s) shall pay to the trustee the sum of xx per month for a period of SIXTY (60) months. The Debtor is in arrears to the subject creditor in the amount of xx, which the trustee shall pay at the rate of xxx0 in month 9, and then at the rate of xx per month for months 10-48 and then 124.99 in month 49 which cures the arrearage ( Through Plan). xx was filed on 5XX/XX13 which states that the debtor plan which was filed onXX/XX/XX13 is hereby confirmed. Motion to Dismiss Case was filed on XX/XX/XX13 by xx to the Debtor is delinquent in confirmed plan payments. Order Dismissing Case was filed on 9XX/XX14 which states that the case is dismissed.
There is no information regarding current occupancy in collection comments. Also no damage has been found in collection comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx onXX/XX/XX13. POC was filed onXX/XX/XX13 which shows that the amount of secured claim is xx and the amount of arrearage is xx. Schedule D of voluntary petition dated XX/XX/XX13 shows amount of secured claim without deducting the xx therefore the unsecured portion is xx. xx Plan was filed on XX/XX/XX13 which states that the Debtor(s) shall pay to the trustee the sum of xx per month for a period of SIXTY (60) months. The Debtor is in arrears to the subject creditor in the amount of xx, which the trustee shall pay at the rate of xxx0 in month 9, and then at the rate of xx per month for months 10-48 and then 124.99 in month 49 which cures the arrearage ( Through Plan). xx was filed on 5XX/XX13 which states that the debtor plan which was filed onXX/XX/XX13 is hereby confirmed. Motion to Dismiss Case was filed on XX/XX/XX13 by xx due to the Debtor is delinquent in confirmed plan payments. Order Dismissing Case was filed on 9XX/XX14 which states that the case is dismissed.	Loan modification agreement was made between xx on 1XXX/XX14. The new modified rate is 4.500% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX15. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX54. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Age of Loan Loan Value: 137 Tape Value: 138 |---| -1 |----| -0.01% Comment: As per note age of loan is 137;however, tape data reflects 138. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy origination is yes; however tape data reflects no.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 575   Variance: -95   Variance %: -0.17%   Comment: As per Modification agreement modification stated term is 480;however, however tape data reflects 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note Neg. Amort potential is Not Applicable; however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00100000000100100000000   Variance:    Variance %:    Comment: As per payment history, the string is 0000000000; however, tape data reflects 001000000100000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000110100000000100'   Variance:    Variance %:    Comment: As per payment history, the reversed string is 0000000000; however tape data reflects 00000001101000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 56%   Tape Value: 55%   Variance:    Variance %: 0.55%   Comment: As per 1003 post close DTI is 55.695%;however, tape data reflects 55.150%   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per final HUD-1 purpose of the transaction is Refinance; However, the tape data reflect Cash-Out.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX54 Tape Value: XXX/XX37 Variance: -6543 (Days) Variance %: Comment: As per Modification agreement modification maturity date is XX/XX/XX54;however, tape data reflects XXX/XX37. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test are failed."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of voluntary petition dated XX/XX/XX13 shows amount of secured claim without xx."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test Failed due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test.
1.TILA Foreclosure Rescission Finance Charge Test shows Loan Data xx Comparison Data xx and Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xxLA Finance Charge Test shows Loan Data xx Comparison Data xx and Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Florida (FL) state. The below Required State disclosures are missing in the given loan files.
1]Anti-Coercion Notice.
2]Title Insurance Disclosure.
3]Insurance Sales Disclosure."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure  is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the  loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per updated title report dated 1XXX/XX18 Current owner of subject property is xx who is not the xx. Subject property was conveyed to xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25877004	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,077.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.402%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$227,414.42	Not Applicable	4.250%	xx	XX/XX/XX16	Financial Hardship	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on xx

There is no active liens and judgments.
The combined annual taxes for the year 2017 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.

The review of payment history as ofXX/XX/XX18, the borrower current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.	Collections Comments:The borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.
This modification agreement was made between xx. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.250% beginning from XX/XX/XX16 with a maturity date XX/XX/XX56. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.
The foreclosure was not initiated since origination.
The borrower xx. The plan was confirmed on XX/XX/XX14. The POC was filed on XX/XX/XX13 with the secured claim amount of xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. According to the Amended xx, the debtor shall pay the trustee xx for 8 months and  xx for remaining months. According to Notice of Final cure mortgage payment dated XX/XX/XX18, the debtor had made the payment of arrearage is in the amount of xx and for ongoing mortgage allowed claim is xx and the debtor had made the payment in the amount of xx.  The debtor and joint debtor were discharged on XX/XX/XX18.
According to comment dated XX/XX/XX17, the subject property is owner-occupied.
No damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx. The plan was confirmed on XX/XX/XX14. The POC was filed on XX/XX/XX13 with the secured claim amount of xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. According to the Amended xx, the debtor shall pay the trustee xx for 8 months and xx for remaining months. According to Notice of Final cure mortgage payment dated XX/XX/XX18, the debtor had made the payment of arrearage is in the amount of xx and for ongoing mortgage allowed claim is xx and the debtor had made the payment in the amount of xx. The debtor and joint debtor were discharged on XX/XX/XX18.	This modification agreement was made between xx. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.250% beginning from XX/XX/XX16 with a maturity date XX/XX/XX56. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.	Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 136 Tape Value: 137 |---| -1 |----| -0.01% Comment: Age of loan is 136. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 587   Variance: -107   Variance %: -0.18%   Comment: Modification stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 01110001132101111101002   Variance:    Variance %:    Comment: The payment history string is 00000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 20010111110123110001110'   Variance:    Variance %:    Comment: Payment hitsory reversed string is 0000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 43%   Tape Value: 43%   Variance:    Variance %: -0.22%   Comment: The DTI is 42.784%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: As per Note, xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX56 Tape Value: XXX/XX37 Variance: -6908 (Days) Variance %: Comment: The maturity date is XX/XX/XX56. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "According to comment dated XX/XX/XX15, the servicer notified contested issue. Unable to determine the contested matter. However, the contested issue was resolved on XX/XX/XX16."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR was not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The borrower was discharged on XX/XX/XX18."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
																																																																																								4.Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97262684	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,212.25	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.684%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$318,891.00	$12,700.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx

There is Junior Civil Judgment against the borrower in the favor of xx which were recorded on xx.

The County first and second installment taxes for the Year 2018-2019  have due in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found
As per the review of payment history, the borrower is making the regular payment and the next due for regular payment is 1XXX/XX18. The last payment was received onXX/XX/XX18. For the due date of 9XX/XX18, in the amount of xx with an interest rate of 5.000 % and PITI is in the amount of xx. The UPB reflecting is in the amount of xx.
 The borrower has been making the payment as per current  Modification agreement.
Collections Comments:As per the review of servicing comments as of 9XX/XX18 the loan is in the collection and Active Bankruptcy.
xx.  As per Order Confirming xx Plan the amount of each monthly plan payment is xx. The due date is the 30th day of each month for 60 months.

As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xxx.and the Value of collateral xxx.However, the unsecured portion is xxThe creditor xx had filed POC on XX/XX/XX with a secured claim amount of xxx and the arrears of xx.bankruptcy document does not reflect cramdown.
the borrower is making the regular payment and the next due for regular payment is 1XXX/XX18. The last payment was received onXX/XX/XX18. For the due date of 9XX/XX18, in the amount of xx  with an interest rate of 5.000 %  and PITI is in the amount of xx. The UPB  reflecting is in the amount of xx.
 The borrower has been making the payment as per current  Modification agreement.
According to servicing comment datedXX/XX/XX16  the reason for default is Excessive Obligations. And the intention of the borrower is to keep the property.
As per the review of payment history, the borrower is delinquent for one month and the next due for regular payment is 9XX/XX18. The last payment was received onXX/XX/XX18. For the due date of 8XX/XX18, in the amount of xx with an interest rate of 4.250 % and PITI is in the amount of xx. The UPB  reflecting is in the amount of xx.
 The borrower has been making the payment as per Modification agreement which was executed onXX/XX/XX13.
No further information is available to determine the current property condition and property type.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER report borrower xx.  As per Order Confirming xx Plan the amount of each monthly plan payment is xx. The due date is the 30th day of each month for 60 months.

As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xxx.and the Value of collateral xxx.However, the unsecured portion is xxThe creditor xx had filed POC on XX/XX/XX with a secured claim amount of xxx and the arrears of xx.bankruptcy document does not reflect cramdown.

The ARM modification agreement was made on XXX/XX10 between xx with the xx. As per the modified term the new principal balance xx. The borrower promises to pay xx with a modified interest rate of 2.000 % beginning from XXX/XX10 with a maturity date of XXX/XX50. As per Modification agreement, the deferred balance is in the amount of xx and the interest-bearing amount is xx.
The loan has been modified once since origination. However, the borrower has been making the payment as per the current modification agreement.
Initial Escrow Acct Disclosure Missing Required Disclosures Loan Program Info Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 139 Tape Value: 140 |---| -1 |----| -0.01% Comment: As per Note document age of loan 139. Tape Source: Initial Tape Type:
Field: Interest Only Expiration Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX16   Variance: 30 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX10   Variance: -28 (Days)   Variance %:    Comment: As per modification document mod step 1 date is XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX15   Tape Value: XXX/XX15   Variance: -28 (Days)   Variance %:    Comment: As per modification document mod step 2 date is XXX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX16   Tape Value: XXX/XX16   Variance: -29 (Days)   Variance %:    Comment: As per modification document mod step 3 date is XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX17   Variance: -28 (Days)   Variance %:    Comment: As per modification document mod step 4 date is XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 519   Variance: -39   Variance %: -0.08%   Comment: As per modification document modification stated term 480.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.45%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00010000000000000000100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000100000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 00100000000000000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 00000100000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 38%   Tape Value: 36%   Variance:    Variance %: 2.06%   Comment: As per Final application post-close DTI 37.684%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per Final application purpose of refinance change in Rate/Term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX50 Tape Value: 1XXX/XX36 Variance: -4840 (Days) Variance %: Comment: As per modification maturity date is XXX/XX50. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Unable to calculate operative index value from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located inCalifornia , However, the following state disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure for Condominiums
5.Hazard Insurance Disclosure
6.Insurer Recommendation Disclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
																																																																																								13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70107766	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,700.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	20.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$255,480.10	$78,117.44	3.000%	xx	XX/XX/XX17	Financial Hardship	xx

The chain of the assignment has been completed. However, no assignment found.

Active judgment or liens have been found.

There is one civil judgment lien against the borrower xx with the amount of xx in favor of xx

There is another one civil judgment against the borrower xx

There is one credit card judgment against the borrower xx

There is another one Credit Card Judgment against the xx

2017 combined annual taxes are paid in the amount of  xx.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 00 months. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment on 1XXX/XX18 . The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per modification.
Collections Comments:As per collection comment the loan is performing. According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 00 months. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment on 1XXX/XX18 . The P&I is in the amount of xx and PITI is in the amount of xx.
The UPB reflected as per the payment history is in the amount of xx.
 The borrower is making payments as per modification.

As per collection comment the reason for default is curtailment of income. Comment dated XX/XX/XX17 the occupancy is owner occupied. And the property is in fair condition. Comment dated XX/XX/XX16 mortgagor is still looking for a job and has no plans of retiring now. The borrower intention is to keep the property. No damages or repairs are found.

According to the modification, the loan was modified on XX/XX/XX17  between the borrower xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 3.000 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is 1XXX/XX57. The deferred balance is in the amount of xx and interest bearing amount is xx. This loan was modified 3 times. xx

According to the PACER, xx. The POC was filed on 6XX/XX12, the POC amount is xx and the arrearage amount is xx.As per amended xx plan the Debtor shall pay the total amount of xx by paying xxxx per week Periodic Payroll Deduction from debtor. There is no comment indicating a cram down.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, xx. The POC was filed on 6XX/XX12, the POC amount is xx and the arrearage amount is xx.As per amended xx plan the Debtor shall pay the total amount of xx by paying xxxx per week Periodic Payroll Deduction from debtor. There is no comment indicating a cram down.

According to the modification, the loan was modified on XX/XX/XX17 xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 3.000 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is 1XXX/XX57. The deferred balance is in the amount of xx and interest bearing amount is xx. This loan was modified 3 times. xx	Missing Required State Disclosures Mortgage Insurance Notice of Servicing Transfer Affiliated Business Disclosure Right of Rescission	Field: Age of Loan Loan Value: 136 Tape Value: 137 |---| -1 |----| -0.01% Comment: The age of loan is 136 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on XX/XX/XX12 which is Post-Loan Origination as the subject loan closed on XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: As per PACER the bankruptcy filed   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: PMI   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 609   Variance: -129   Variance %: -0.21%   Comment: As per modification the modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The MI document is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note the loan is conventional fixed loan.It is not a negam loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000999999998876543   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 34567889999999900000000'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 36%   Variance:    Variance %: 6.48%   Comment: As per application the Post-Close DTI per 1003 is 42.087%   Tape Source: Initial   Tape Type:
Field: xx
Field: xx	B	* MI, FHA or MIC missing and required (Lvl 3) "LTV is 100.00% which is greater than 80.000% hence MI certificate is required; which is missing from the loan file; however the tape reflects MI coverage percentage with 20%."	* Missing Required Disclosures (Lvl 2) "List of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Wisconsin State. The following state disclosure are missing from the loan file.
1.Explanation of Personal Obligation
2.Marital Property Act Disclosure
3.Pre-Application Fee Disclosure
4.Choice of Insurance Disclosure
5.Escrow Disclosure
6.Co-Signer Notice
7.Tattle Tale Notice under the Marital Property Act"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94194807	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$397.07	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.716%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$170,515.12	$51,154.54	4.250%	xx	XX/XX/XX12	Financial Hardship	xx
The chain of the assignment has been completed. xx
There are two code Enforcement lien in the favor of xx
There is a civil judgment in the favor of xx
There is a civil judgment in the favor of xx
There is a civil judgment in the favor of xx
2017 combined annual installment tax has been paid in the amount of xx on XX/XX/xx17.
No prior year delinquent taxes have been found.	According to the payment history as of 8XX/XX18, the borrower is current with the loan. The last payment was received on 8XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comment, the present status of the loan is in performing and the borrower is current with the loan. The last payment was received on 8XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comments, the reason for default is a curtailment of income.
The borrower has been making the payments as per the modification. This loan modification agreement was made between xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.2500% and new P&I is in the amount of xx beginning from 1XXX/XX12 till the maturity date 1XXX/XX52. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment. Previously, the loan has been modified on XXX/XX10.
The borrower xx and the plan was confirmed on XX/XX/XX14. The date of the last filing isXX/XX/XX18. The POC was filed on XX/XX/XX14, with the secured claim amount of xx and an arrearage is in the amount of xx. xx, the debtor shall pay to the trustee the sum of xx per month for a period of 60 months.
No information has been found pertaining to foreclosure.
Unable to determine the current occupancy of the subject property as the latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and the plan was confirmed on XX/XX/XX14. The date of the last filing isXX/XX/XX18. The POC was filed on XX/XX/XX14, with the secured claim amount of xx and an arrearage is in the amount of xx. xx, the debtor shall pay to the trustee the sum of xx per month for a period of 60 months.	This loan modification agreement was made between xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.2500% and new P&I is in the amount of xx beginning from 1XXX/XX12 till the maturity date 1XXX/XX52. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment. Previously, the loan has been modified on XXX/XX10.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Modification Stated Term Loan Value: 480 Tape Value: 547 |---| -67 |----| -0.12% Comment: As per modification, stated term is 480.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100111212122213   Variance:    Variance %:    Comment: As per payment history, the string is 000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 31222121211100100000000'   Variance:    Variance %:    Comment: As per payment history, the string reversed is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 29%   Tape Value: 29%   Variance:    Variance %: -0.12%   Comment: NA   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per application, the purpose of refinance is Cash out.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD, the purpose of refinance is cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX52 Tape Value: 4XX/XX37 Variance: -5693 (Days) Variance %: Comment: As per modification, the maturity date is 1XXX/XX52.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the review of the updated title report dated 1XXX/XX18, there are xx liens in the favor of xx in the total amount of xx which was recorded on xx. The subject property is located xx
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The review of the updated title report dated 1XXX/XX18, shows that the subject mortgage is in lower lien position as there are xx liens in the favor of xx in the total amount of xx which was recorded on xx. The subject property is located xx	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx,xx.00. Did not see comments indicating a cram down."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Anti-Coercion Notice
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41537355	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,175.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	Yes	38.669%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$412,146.14	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx
The combined annual taxes are paid in amount of xx for the due date of XX/XX/xx17.
No active judgments or liens have been found.
No prior delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower is missing from loan file. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX18. The current P&I is xx and rate of interest is 2.00%.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has been modified XX/XX/XX15 borrower making the payment as per modification terms xx

Collections Comments:Available collection comment shows that the subject property is occupied by owner and no damage or repair has been found. Latest BPO report is unavailable to verify the current condition of home.
Foreclosure file not yet found.
The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX18. The current P&I is xx and rate of interest is 2.00%.
The payment history reflects the current unpaid principal balance which is in the amount of xx.
The loan has been modified on XX/XX/XX15. The borrower has been making the payment as per modification terms xx.

Borrower had filed bankruptcy under xx and the plan was confirmed on XX/XX/XX03. POC was filed by xx on XX/XX/XX13, in the secured claim amount xx and an arrearage is in the amount of xx. Date of discharge is XX/XX/XX17. The borrower xx filed Bankruptcy under xx. Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral is xx and the value of collateral that supports this claim is xx. Therefore, the unsecured portion is xx. Creditor filed the POC on with XX/XX/XX13 secured claim amount xx, unsecured amount is xxx and arrearage is xx. Amended xx plan was filed on XX/XX/XX13 and plan was confirmed on XX/XX/XX13. Trustee’s final report filed on XX/XX/XX18 states that BK case was discharged on XX/XX/XX17 and got terminated on XX/XX/XX18. No further information is available about BK file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy xx and the plan was confirmed on XX/XX/XX03. POC was filed by xx on XX/XX/XX13, in the secured claim amount xx and an arrearage in the amount of xx. Date of Discharge is XX/XX/XX17Borrower xx filed Bankruptcy under the xx Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. Creditor filed the POC on with XX/XX/XX13 secured claim amount xx, unsecured amount is xxx and arrearage is xx. Amended xx plan was filed on XX/XX/XX13 and plan was confirmed on XX/XX/XX13. Trustee’s final report filed on XX/XX/XX18 show that BK case was discharged on XX/XX/XX17 and got terminated on XX/XX/XX18. No further information about BK file.	The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX15 and the new maturity date will be XXX/XX40.The new modified unpaid principal balance is xx, interest bearing amount is xx. The Borrower making the payment as per the modification terms would be 2.00% and modified P&I xx.
The Loan was modified into 3 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: 4XX/XX15.
2) Period: 12, Rate: 3.00%, P&I: xx, Date: 4XX/XX20.
3) Period: 227, Rate: 3.75%, P&I: xx, Date: 4XX/XX21.
4) Period: 300, Rate: 4.75%, P&I: xx, Date: 1XXX/XX16.
Missing Required State Disclosures	Field: Age of Loan Loan Value: 132 Tape Value: 133 |---| -1 |----| -0.01% Comment: Age of loan is 132. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: BK is yes.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: Cammock   Tape Value: WEST   Variance:    Variance %:    Comment: Borrower last name is Cammock.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: Current BK status discharged.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX15   Tape Value:XX/XX/XX15   Variance: -61 (Days)   Variance %:    Comment: Doc date of last modification is XX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX15   Tape Value: XXX/XX15   Variance: -31 (Days)   Variance %:    Comment: Mod step 1 date is XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 4XX/XX20   Tape Value: XXX/XX20   Variance: -31 (Days)   Variance %:    Comment: Mod step 2 date isXX/XX/XX20.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 4XX/XX21   Tape Value: XXX/XX21   Variance: -31 (Days)   Variance %:    Comment: Mod step 3 date XX/XX/XX21.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 299   Tape Value: 392   Variance: -93   Variance %: -0.24%   Comment: Modification stated term is 299.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001100101111021111   Variance:    Variance %:    Comment: Payment history string 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 11112011110100110000000'   Variance:    Variance %:    Comment: Payment history string reversed 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 41%   Tape Value: 53%   Variance:    Variance %: -11.73%   Comment: Post-close DTI per 1003 is 41.195%.   Tape Source: Initial   Tape Type:
Field: xx
Field: Stated Maturity Date Loan Value: XXX/XX40 Tape Value: 6XX/XX37 Variance: -975 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX40. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
TILA Right of Rescission Test: Failed."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per Updated title report dated XX/XX/XX18, mortgage was originated xx; however subject property ownership at the time of mortgage origination with xx. The subject property conveyed from Quitclaim deed to xx, vesting reflects the subject property ownership is with xx
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx, however required state disclosure missing from loan file.
1. Anti-Coercion Notice.
2. Insurance Sales Disclosure."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of voluntary petition dated XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. The BK case was discharged on XX/XX/XX17 and got terminated on XX/XX/XX18."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk indicator is "Moderate" due to,
This loan failed the TILA right of rescission test.
																																																																																								The funding date is before the third business day following consummation. The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44492770	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$564.59	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$63,544.23	$6,044.23	5.000%	xx	XX/XX/XX11	Financial Hardship	xx
The chain of assignment has been completed.
Active liens and judgments against the borrower as follows:
Civil judgment against the borrower in the amount of xx and in favor of xx which was recorded on xx, however, the borrower name is in system as xx and in document it is mentioned as xx.
Combined annual taxes paid for the year 2017 in the amount of xx on XX/XX/xx17.
Combined annual taxes are due in the amount of xx for the year 2018 on XXX/XX19.
According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification terms.	Collections Comments:The currently loan is performing. According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification terms.
This loan modification agreement was made between the xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 5XX/XX11 till the maturity date 4XX/XX51. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
The reason for default is not given in the servicing comments.
No latest BPO report or servicing comments have been received regarding the condition and occupancy of the subject property. No damages or repairs have been found. The borrower’s intention is to keep the property.
According to the PACER, the borrower had filed bankruptcy under xx. The POC was filed onXX/XX/XX09, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed onXX/XX/XX09 and the debtor shall pay P&I to the trustee in the amount of xx for 59 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx. The POC was filed onXX/XX/XX09, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed onXX/XX/XX09 and the debtor shall pay P&I to the trustee in the amount of xx for 59 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. OnXX/XX/XX11 the order was granted to enter into loan modification and the loan was modified in the same year. xx the allowed claim was in the amount of xx and the principal was paid through the BK plan was in the amount of xx. The case was discharged onXX/XX/XX14 and was terminated onXX/XXX/XX14. There is no comment indicating a cramdown.	This loan modification agreement was made between the borrower xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 5XX/XX11 till the maturity date 4XX/XX51. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
Final Truth in Lending Discl.
HUD-1 Closing Statement
Credit Application
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Origination Appraisal
Affiliated Business Disclosure
Right of Rescission	Field: Age of Loan Loan Value: 130 Tape Value: 131 |---| -1 |----| -0.01% Comment: As per the note date the age of loan is 130 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xxC   Tape Value: xx SC   Variance:    Variance %:    Comment: As per the note the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 524   Variance: -44   Variance %: -0.08%   Comment: Modification term 480   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Appraisal value is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00010000000000000000000   Variance:    Variance %:    Comment: Reversed string is 00000100000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 00000000000000000000000'   Variance:    Variance %:    Comment: Reversed string is 00000100000   Tape Source: Initial   Tape Type:
Field: xx
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Unavailable   Tape Value: Refinance   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX51 Tape Value: 8XX/XX37 Variance: -4991 (Days) Variance %: Comment: Maturity date is 4XX/XX51 Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And estimated HUD-X/Fee itemization/GFE are also not available in the loan file."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The case was discharged onXX/XX/XX14 and terminated onXX/XX/XX14."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file:
1. Amortization Schedule Disclosure
2. Credit Property Insurance Disclosure
3. Fee Agreement
4. Priority of Security Instrument Disclosure
5. Attorney Selection Disclosure"
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57745328	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$1,509.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.419%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$249,676.19	$74,902.86	4.000%	xx	XX/XX/XX16	Financial Hardship	xx
No active judgments or liens have been found against the borrower/Subject property.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
xx
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 4.000 % for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made onXX/XX/XX16 and Located at xx	Collections Comments:Review of loan file and servicing comment shows that the loan is performing and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 4.000 % for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made onXX/XX/XX16 and Located at xx
According to the mod the borrower promise to pay the interest rate of 4.000 % with P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX16 and ends with the maturity date of XXX/XX56. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on XXX/XX56. The UPB that has been amortized is xx as an interest bearing amount.
xx, II had filed bankruptcy under xx
The bankruptcy was dismissed on 1XXX/XX15 and the case was terminated on XX/XX/XX15.
According to the servicing comment dated XXX/XX17 the reason for default was disaster and it also states that the program still working on repairs but the borrower is also in the disaster relief program which has been expired onXX/XX/XX17. No other information about the same has been found in latest 24 months servicing comment.
The foreclosure was closed in 2016, no further details have been found regarding foreclosure.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx. POC was not filed under BK.
The bankruptcy was dismissed on 1XXX/XX15 and the case was terminated on XX/XX/XX15.	Since origination the loan was modified 2 times. First mod was made onXX/XX/XX13 located at xx
The Second Loan Modification agreement was made on an effective date ofXX/XX/XX16 between xx
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 4.000 % with P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX16 and ends with the maturity date of XXX/XX56. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on XXX/XX56. The UPB that has been amortized is xx as an interest bearing amount.
Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 131 Tape Value: 133 |---| -2 |----| -0.02% Comment: Age of loan is 131, tape shows 133 Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Post closing BK has been filed.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: Loan is in performing stage, tape shows collections   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 585   Variance: -105   Variance %: -0.18%   Comment: Modification stated term is 480, tape shows 585   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 10100000000000000011000   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 1010000000000000111000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00011000000000000000101'   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 1010000000000000111000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 47%   Tape Value: 33%   Variance:    Variance %: 14.41%   Comment: Post close DTI per 1003 is 47.419%, tape shows 33.010   Tape Source: Initial   Tape Type:
Field:xx
Field: Stated Maturity Date Loan Value: XXX/XX56 Tape Value: 6XX/XX37 Variance: -6848 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX56, tape shows XX/XX/XX37 Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) xx	* Property Damage (Lvl 2) "According to the servicing comment dated XXX/XX17 the reason for default was disaster and it also states that the program still working on repairs but the borrower is also in the disaster relief program which has been expired onXX/XX/XX17. No other information about the same has been found in latest 24 months servicing comment."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to the updated title report datedXX/XX/XX18 the subject mortgage was recorded on xx through the deed recorded on xx. Hence the updated title report shows current ownership in the name of xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx and the required disclosures are missing from the loan file as follow.
																																																																																								Choice of Settlement Agent Disclosure, Copy of Appraisal or Statement of Appraised Value."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6444875	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$591.87	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	12.000%	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	56.750%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$236,479.78	$70,943.93	4.000%	xx	XX/XX/XX13	Financial Hardship	xx
The chain of the assignment has been completed. Currently, the mortgage is with xx
There are three active IRS liens in the total amount of xx with xx. The property address on the document is inconsistent with the subject property address. The SSN# is not matching.
There is an IRS lien in the amount of xx which was recorded on xx. The SSN# is not provided to check the validity of the lien.
There are seven active State Tax liens against the xx in the amount of xx  in the favor of xx which was recorded on xx. However, SSN# has not been provided to check the validity of the lien.
There are multiple junior judgments with Various Plaintiffs in the amount of xxx00 which was recorded on xx. The SSN# was not mentioned to check the validity of the lien.
The 2017 Combined annual taxes have been paid on XX/XX/xx17 respectively in the amount of  xx.
No prior years delinquent taxes have been found.
As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2013 mod terms.

Collections Comments:As per the collection comments, the borrower is current with the loan and next payment is due payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. According to the review of the PACER report, the borrower xx” had filed bankruptcy under xx. The case was discharged onXX/XX/XX18.
No evidence of post-closing foreclosure have been found. The RFD is Death of borrower. The loan was modified once since origination and the borrower has been making his payments as per the 2013 mod terms. The current occupancy has not been provided in the collection comments. No repairs and damages have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the review of the PACER report, the borrower “xx” had filed bankruptcy under xx. As per the proposed xx the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on XX/XX/XX13 with its secured portion as xx and the amount of claim without deducting the value of the collateral is xx. The case was converted from xx to xx. The case was discharged onXX/XX/XX18.	The Loan modification agreement was made on 1XXX/XX13, between the borrower xx
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 4.000%, beginning from 1XXX/XX13 and the maturity is dated 1XXX/XX53. There is a deferred balance of the amount xx and the interest-bearing amount is xx.	Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 130 Tape Value: 131 |---| -1 |----| -0.01% Comment: As per note the Age of loan is 130. However, tape reflects 131. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER there is BK. However, tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Dismissed   Variance:    Variance %:    Comment: As per PACER the BK status is Discharged. However, tape reflects Dismissed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX13   Tape Value: 1XXX/XX13   Variance: -28 (Days)   Variance %:    Comment: As per Mod the last mod date is 1XXX/XX13. However, tape reflects 1XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 555   Variance: -75   Variance %: -0.14%   Comment: As per Mod the stated remaining term is 480. However, tape reflects 555.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per loan documents there is no Mtg cert. However, tape reflects it as yes.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001000000000000000   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000. However, tape reflects 000000000000000000001000000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000010000000'   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 0000000000. However, tape reflects 000000000001000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 56%   Tape Value: 54%   Variance:    Variance %: 2.13%   Comment: As per 1003 the DTI is 56.247%. However, tape reflects 54.113%.   Tape Source: Initial   Tape Type:
Field: xx
Field: Stated Maturity Date Loan Value: 1XXX/XX53 Tape Value: 8XX/XX37 Variance: -5936 (Days) Variance %: Comment: As per Note the maturity date is 1XXX/XX5 .However, tape reflects 8XX/XX37. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The lien position of the subject mortgage changes to "Lower" due to xx, there are multiple Municipal liens found. The liens were searched by the borrower name. The subject property is located at xx and there can be a possibility of foreclosure due to these unpaid non mortgage liens. This can be cured if the liens are paid off with late charges and penalties. But; the original documents of the liens do not contain the details about the property address. Hence, it is unable to confirm whether these liens are against the subject property or not."
* Title Review shows major title concern (Lvl 4) "xx, there are multiple Municipal liens found. The liens were searched by the borrower name. The subject property is located at xx and there can be a possibility of foreclosure due to these unpaid non mortgage liens. This can be cured if the liens are paid off with late charges and penalties. But; the original documents of the liens do not contain the details about the property address. Hence, it is unable to confirm whether these liens are against the subject property or not”."	* MI, FHA or MIC missing and required (Lvl 3) "The loan type is conventional. The MI fees as per the application is xx reflects MI coverage percentage as 12.00%. However, the MI certificate is missing from the loan file."
* Deceased Borrower(s) (Lvl 3) "As per the comment datedXX/XX/XX12, the rfd is Death of co-borrower. The death certificate is not found in the loan file. The DOD is unable to determine."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx. The following state disclosures are missing from the loan files.

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* State Tax Judgment (Lvl 2)     "xx, there are seven active State Tax liens against xx in the amount of xx  in the favor of xx which was recorded on different dates. However, SSN# has not been provided to check the validity of the lien."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the updated title report, there is an IRS lien in the amount of xx which was recorded on xx in the favor of Internal Revenue Service. The SSN# is not provided to check the validity of the lien."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5467586	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$978.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.082%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$207,390.87	$144,100.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx The chain of assignment is incomplete. Currently, the subject mortgage xx There is civil judgment in the favor of xx active against the borrower recorded on xx in the amount of xx. There is civil judgment in the favor of xx active against the borrower recorded on xx in the amount of xx.	As per the review of updated payment historyXX/XX/XX18, the borrower is making regular payment and the next due date is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx	Collections Comments:The loan is performing and as per the review of latest payment historyXX/XX/XX18, the borrower is making regular payment and the next due date is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx as per the collection comment XX/XX/XX17property had a broken window, and damage to the roof. Property needed repairs in the amount of xx. No details were found regarding the insurance claim. The latest BPO is unavailable. xx and discharged onXXX/XX16. As per chapter plan dated XX/XX/XX10, the debtor shall pay to the trustee the amount of xx for 1 through 60 months. The lender also filed POC dated 8XX/XX12 and POC amount is xx. And the arrearage is in the amount of xx. No further details are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx and discharged onXXX/XX16 . As per chapter plan dated XX/XX/XX10, the debtor shall pay to the trustee the amount of xx for 1 through 60 months. The lender also filed POC dated 8XX/XX12 and POC amount is xx. And the arrearage is in the amount of xx. No further details are found.	The loan modification agreement was made between xx. The first modified payment is still due for 7XX/XX10 and the new maturity date will be 6XX/XX50.The new Modified Unpaid Principal Balance is available in the mod xx.The modification rate would be 2.00% and modified P&I is xx.	Right of Rescission Notice of Servicing Transfer Credit Application Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 129 Tape Value: 130 |---| -1 |----| -0.01% Comment: 129 age of term Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The BK status is discharged   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: Genworth   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 12%   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 513   Variance: -33   Variance %: -0.06%   Comment: Modificatoin stated Term 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort potentila ?Not applicable.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Original Appraisal value is 245,00.00.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: Payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: Payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 47%   Tape Value: 52%   Variance:    Variance %: -5.30%   Comment: Post close Dti per 1003 is 47.027%.   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: 33936   Tape Value: 33974   Variance:    Variance %:    Comment: Propety postal potential code 33936.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: Lower rate term is purpose of application.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 6XX/XX50 Tape Value: 9XX/XX37 Variance: -4656 (Days) Variance %: Comment: Stated maturity date 6XX/XX50. Tape Source: Initial Tape Type:	B	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
* Property Damage (Lvl 2)     "As per the collection comment XX/XX/XX17 property had a broken window, and damage to the roof. Property needed repairs in the amount of xx. No details were found regarding the insurance claim or information regarding repairs. The latest BPO is unavailable."
* Application Missing (Lvl 2)     "Final 1003 are missing from the loan file; however the initial 1003 is available located on xx dated on 8XX/XX07. data has been updated from the same."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx. The state disclosure missing from the loan file are: Anti-Coercion Notice, Title Insurance Disclosure and Insurance Sales Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$4,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11301842	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$501.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.600%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$284,286.78	Not Applicable	5.000%	xx	XX/XX/XX11	Financial Hardship	xx
xx there is one senior mortgage originated on xx and was recorded on xx in the amount of xx,  in favor of xx,the title policy does not reflect the mortgage and also the HUD-1 does not show any payoff for this mortgage. so that our mortgage will come on second position.
The chain of assignment has been completed.
The 2019 combined 2nd installment taxes are due in the amount of xx.
Current taxes are due in the amount of xx.	According to the review of latest payment history as of XX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current Interest rate is 5.00%. The borrower is paying according the modification agreement XX/XX/XX11.	Collections Comments:According to the review of latest collection comments as of XX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current Interest rate is 5.00%. The borrower is paying according the modification agreement XX/XX/XX11.
Currently the loan is not in active foreclosure.
The borrower had filed the bankruptcy under xx. The POC was filed by the subject creditor on XX/XX/XX14 with the claim amount of xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX15. According to the confirmed xx plan the debtor will pay to the trustee in the amount of xx for next 60 months.
According to the collection comments the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy xx. The POC was filed by the subject creditor on XX/XX/XX14 with the claim amount of xx and the amount of arrearage is xx. The plan was confirmed on XX/XX/XX15. According to the confirmed xx plan the debtor will pay to the trustee in the amount of xx for next 60 months.	The loan was modified on 9XX/XX11 between the xx. The new modified principal balance is in the amount of xx. The new interest rate is 5.00% and the new P&I is xx. The first payment begun on XX/XX/XX11 and XX/XX/XX51 will be the new maturity date.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 129 Tape Value: 130 |---| -1 |----| -0.01% Comment: Age of loan is 129. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX11   Tape Value: 9XX/XX11   Variance: 5 (Days)   Variance %:    Comment: Doc date of last modification is 9XX/XX11.   Tape Source: Initial   Tape Type:
Field: xx
Field: Modification Stated Term   Loan Value: 480   Tape Value: 528   Variance: -48   Variance %: -0.09%   Comment: Modification stated terms as per the modification document is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00010001001000000000000   Variance:    Variance %:    Comment: The Payment History String is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000010010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 38%   Tape Value: 60%   Variance:    Variance %: -22.40%   Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX51 Tape Value: 9XX/XX37 Variance: -5113 (Days) Variance %: Comment: Stated maturity date as per the modification document is 9XX/XX51. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "xx, there is an open senior mortgage found on the subject property in the amount of xx in the favor of xx which was recorded on xx prior to the subject mortgage. There is no release or satisfaction found regarding this senior mortgage. The final title policy at the time of origination does not show any exception for this mortgage. Also, the final HUD 1 shows that this mortgage was paid off."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The lien position of the subject mortgage changes to "Second" xx there is an open senior mortgage found on the subject property in the amount of xx in the favor of xx which was recorded on xx prior to the subject mortgage. There is no release or satisfaction found regarding this senior mortgage. The final title policy at the time of origination does not show any exception for this mortgage. Also, the final HUD 1 shows that this mortgage was paid off."	* XXX TILA Test Failed (Lvl 2) "This loan is failed for:-
1) TILA Finance Charge Test
The Loan Data is xx The Comparison Data is xx and the  Variance is -xx.
2) TILA Foreclosure Rescission Finance Charge Test
The Loan Data is xx The Comparison Data is xx and the  Variance is -xx."
* Missing Required Disclosures (Lvl 2)     "The list of service providers are missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The Compliance Ease risk indicator is "Moderate" due to
1) TILA Finance Charge Test:
2) TILA Foreclosure Rescission Finance Charge Test:"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx
The following Disclosures are missing from the loan file:
Lead-Based Paint Disclosure
Mortgage Loan Application Disclosure
Carbon Monoxide Alarms
MA Smoke Detector Certificate
Notice of the Specific Reason for Denial of Credit
Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date (XX/XX/XX07) is different from Note date and settlement date (XX/XX/XX07)."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27856563	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,245.01	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	64.078%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments and liens have been found against the subject property or the borrower.
2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17 and 2018 combined annual taxes are due in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
As per the review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX18. The UPB as per payment history is xx. The borrower has been making payments as per note terms with the interest rate of 6.625 % and P&I of xx.	Collections Comments:
The current legal status of the loan is performing and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX18. The UPB as per payment history is xx. The borrower has been making payments as per note terms with the interest rate of 6.625 % and P&I of xx. No foreclosure detail was found in the collection comment. The borrower, xx had filed bankruptcy under xx. The plan was confirmed on XX/XX/XX12. The POC has been filed onXX/XX/XX12 for the secured claim amount of xx and the amount of arrearage is xx.
According to xx plan dated XX/XX/XX12, the debtor shall pay to the trustee in the amount of xx per month, xx for one month and xx for 4 months followed by payments of xx for 54 months. According to voluntary petition schedule D, the value of collateral is xx and the amount of secured claim is xx. xx plan reflects the same description. The plan was confirmed on XX/XX/XX12. According to the order of modifying xx dated XX/XX/XX17, the Debtors have requested a modification to the Plan by entering an Order directing the Debtors to make two additional payments, each in the amount of xx, and then for the Plan to be considered complete with discharge to follow. The resulting payout would be less than 10% and approximately 7.5% to unsecured xx filed responses stating that, due to prepetition conduct and representations made at confirmation of the Plan, they objected to a reduction below 10%.
According to the trustee final report dated XX/XX/XX18, the secured claim in amount of xx and xx has been paid to the creditor, xx
In Order to achieve 10% to the xx, the Debtors must pay, to xx for the Responding Creditors, the consecutive monthly amount of xx to be allocated, pro rata, among the Responding Creditors until xx has received xx, xx has received xx andxx has received xx.The xx monthly payments shall begin on November 1, 2017 and shall continue the first day of each consecutive month thereafter until the above amounts are received.
Order deeming mortgage loan account current, including the cure of any pre-petition and post-petition arrearage default and instructing debtors to resume direct mortgage payments was filed on XX/XX/XX17.
According to notice of final cure payment dated XX/XX/XX17, creditor agrees that the debtor(s) have paid in full the amount required to cure the prepetition default on the creditor’s claim.
The debtor was discharged XX/XX/XX17and was terminated on XX/XX/XX18.
No comment pertaining damage to the subject property has been observed and no latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx. The plan was confirmed on XX/XX/XX12. The POC has been filed onXX/XX/XX12 for the secured claim amount of xx and the amount of arrearage is xx.
According to xx dated XX/XX/XX12, the debtor shall pay to the trustee in the amount of xx per month, xx for one month and xx for 4 months followed by payments of xx for 54 months. According to voluntary petition schedule D, the value of collateral is xx and the amount of secured claim is xx. xx plan reflects the same description. The plan was confirmed on XX/XX/XX12. According to the order of modifying xx dated XX/XX/XX17, the Debtors have requested a modification to the Plan by entering an Order directing the Debtors to make two additional payments, each in the amount of xx, and then for the Plan to be considered complete with discharge to follow. The resulting payout would be less than 10% and approximately 7.5% to unsecured creditors. xx, filed responses stating that, due to prepetition conduct and representations made at confirmation of the Plan, they objected to a reduction below 10%.
According to the trustee final report dated XX/XX/XX18, the secured claim in amount of xx and xx has been paid to the creditor, xx
In Order to achieve 10% to the Responding Creditors, the Debtors must pay, to xx, Attorney for the Responding Creditors, the consecutive monthly amount of xx to be allocated, pro rata, among the Responding Creditors until xx has received xx, xx has received xx and HomeTrust has received xx.The xx monthly payments shall begin on November 1, 2017 and shall continue the first day of each consecutive month thereafter until the above amounts are received.
Order deeming mortgage loan account current, including the cure of any pre-petition and post-petition arrearage default and instructing debtors to resume direct mortgage payments was filed on XX/XX/XX17.
According to notice of final cure payment dated XX/XX/XX17, creditor agrees that the debtor(s) have paid in full the amount required to cure the prepetition default on the creditor’s claim.
The debtor was discharged XX/XX/XX17and was terminated on XX/XX/XX18.
Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 128 Tape Value: 129 |---| -1 |----| -0.01% Comment: Difference between shows the tape data and recently loan file.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX37   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000101   Tape Value: 00000000100001000001000   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 101000000000   Tape Value: 00010000000000100000000'   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: xx
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Difference between shows the tape data and recently loan file.&#xxD; Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer is missing from the loan file."
* DTI > 60% (Lvl 2)     "According to final loan application, total monthly income of the borrower is xx and total monthly expenses are in the amount of xx. Hence, DTI is calculated as 64.078% which exceeds 60.00%."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "Required state disclosure missing from the loan file  in the below list.
1.Attorney Selection Disclosure
2.Priority of Security Instrument Disclosure
3.Fee Agreement
4.Credit Property Insurance Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11304351	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	$0.00	$5,911.95	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	30.247%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$310,344.48	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	xx
There is junior mortgage open against the subject property in the favor of xx in the amount of xx which was recorded on xx.
There are liens open against borrower these ara as follows:
1) There are three IRS liens active against thexx in the favor of xx in the total amount of xx, which were recorded on xx The SSN# and property address given in lien sporting documents is matches with subject borrower SSN# and subject property address. This lien can foreclose the subject property and impact on subject mortgage lien.
2) There is state tax lien against xx in the favor of xx in the amount of xx which was recorded on xx.
Tax Status:
2018 Combined 1st installment taxes have been paid in the amount of xx.
2018 Combined 2nd installment taxes are due on 1XXX/XX18 in the amount of xx.	The Payment History dated as of 1XXX/XX18 reveals that the borrower is current with the loan. The next payment due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX18. The current P&I is xx and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx. xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as of 1XXX/XX18 reveals that the borrower is current with the loan. The next payment due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX18. The current P&I is xx and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
According to the PACER, the xx had filed bankruptcy under xx Schedule D in voluntary petition dated XX/XX/XX14 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx, in the secured claim amount xx and an arrearage in the amount/ of xx. The debtor was dismissed onXX/XX/XX16 and was terminated onXX/XX/XX16.
There is no foreclosure activity found in the loan in recent 24 months.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx Schedule D in voluntary petition dated XX/XX/XX14 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx However, unsecured portion remained as xxOC was filed by xx on XX/XX/XX14, in the secured claim amount xx and an arrearage in the amount/ of xx. The debtor was dismissed onXX/XX/XX16 and was terminated onXX/XX/XX16.	The loan was modified on 6XX/XX16 between the borrower xx With the new modified principal balance in the amount of xx with interest rate starting at 3.875 % and the borrower promises to pay P&I in the amount of xx beginning from 7XX/XX16and the maturity date is 6XX/XX56. The lender had forgiven the outstanding other fees in the amount of xx.	Notice of Servicing Transfer Missing Required Disclosures Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 127 Tape Value: 129 |---| -2 |----| -0.02% Comment: Age of loan is 127. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER, the borrower had filed bankruptcy under xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 584   Variance: -104   Variance %: -0.18%   Comment: Modification stated terms as per the mod document is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg amort potential is not available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000001000   Tape Value: 10000001111000000111010   Variance:    Variance %:    Comment: Payment history string as per the payment history is 110000001000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000100000011   Tape Value: 01011100000011110000001'   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 000100000011.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 30%   Tape Value: 30%   Variance:    Variance %: -0.07%   Comment: Application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: xx
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 6XX/XX56 Tape Value: 1XXX/XX37 Variance: -6818 (Days) Variance %: Comment: Stated maturity date as per the mod document is 6XX/XX56. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at other lien position as updated title report dated xx shows, there are three USA liens active against xx in the favor of xx in the total amount of xx, which were recorded on xx. The SSN# and property address given in lien sporting documents is matches with subject borrower SSN# and subject property address. This lien can foreclose the subject property and impact on subject mortgage lien."
* Title Review shows lien by DOJ_Department of Justice (Lvl 4)     "The updated title report dated xx shows, there are three USA liens active against xx in the favor of xx in the total amount of xx, which were recorded on xx. The SSN# and property address given in lien sporting documents is matches with subject borrower SSN# and subject property address. This lien can foreclose the subject property and impact on subject mortgage lien."
* Title Review shows major title concern (Lvl 4) "The updated title report dated xx shows, there are three USA liens active against xx in the favor of xx in the total amount of xx, which were recorded on xx The SSN# and property address given in lien sporting documents is matches with subject borrower SSN# and subject property address. This lien can foreclose the subject property and impact on subject mortgage lien."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "Property owner is not same as borrower.
According to updated title report dated xx, current ownership of subject property is with xx.
As per Deed xx, the property was transferred from xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in Virginia state.
The following state Disclosures are missing from the loan file:
1 VA Application Disclosure
2 Choice of Settlement Agent Disclosure
3 Disclosure of Charges For Appraisal or Valuation
4 Copy of Appraisal or Statement of Appraised Value
5 Affiliated Business Disclosure"
																																																																																								* Active State Tax Lien Judgement. (Lvl 2) "The updated title report dated xx shows, there is state tax lien against xx in the favor of xx in the amount of xx which was recorded on xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62994052	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,339.78	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	17.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.420%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$294,105.33	$41,105.33	4.000%	xx	XX/XX/XX13	Financial Hardship	xx
There are 3 junior mortgages First was originated on xx in the amount of xxX in favor of xx, second was originated on xx in the amount of xxx in favor of xx  and the other was originated on xx in the amount of xxx in favor of xx as Mortgage, and Collateral Trustee.
No active judgments and liens have been found.
The 2016-2017 (1st and 3rd) and 2017-2018 (1st and 2nd) have been paid in the amount of xx. The 2018-19 have been due in the amount of xx.
As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2013 mod terms.	Collections Comments:As per the collection comments, the borrower is current with the loan and next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX18. According to the review of the PACER report, the borrower xx had filed for bankruptcy under xx. The debtor discharged onXX/XX/XX15 and the case terminated on 9XX/XX15.
No evidence of post-closing foreclosure have been found. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2013 mod terms. The current occupancy has not been provided in the collection comments. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the review of the PACER report, the borrower xx had filed for bankruptcy under xx. The debtor discharged onXX/XX/XX15 and the case terminated on 9XX/XX15.	According to the modification agreement, the loan was modified onXX/XX/XX13 between the borrower xx
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 4.000%, beginning from 6XX/XX13 and the maturity is dated 5XX/XX53. There is a deferred balance of amount xx and the interest-bearing amount is xx.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 132 Tape Value: 133 |---| -1 |----| -0.01% Comment: Age of loan is 132. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER, the borrower had filed for bankruptcy xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: Current bankruptcy status as per the PACER report is discharged.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 551   Variance: -71   Variance %: -0.13%   Comment: As per the modification agreement, the Modification stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no provisions for neg amort potential   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001010000000   Tape Value: 01000000000000000000000   Variance:    Variance %:    Comment: Payment history string is 001010000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000010100   Tape Value: 00000000000000000001010'   Variance:    Variance %:    Comment: As per the payment history, the Payment history string reversed is 000000010100.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 39%   Tape Value: 45%   Variance:    Variance %: -5.58%   Comment: As the application, the Post-close DTI as per the 1003 is 39.42%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX53 Tape Value: 6XX/XX37 Variance: -5813 (Days) Variance %: Comment: As per the Stated maturity date is 5XX/XX53. Tape Source: Initial Tape Type:	B	* Settlement date is different from note date (Lvl 2) "The loan was originated on 5XX/XX07 and the HUD-1 is dated 5XX/XX07."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "xx
* Missing Required State Disclosures (Lvl 2)     "The subject mortgage is located in the California state. The following Disclosures are missing from the loan file:

1.Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure for condominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application
14. Oregon Forced Placed Insurance Notice
15. Notice where Escrow Account is NOT Required
16. Escrow Notice for Loans Sold to Out-of-State Purchases within one year
17. Anti-Coercion Notice
18. Insurance Premium Notice
19. Insurance Sales Notice
20. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Mortgage (Lvl 2) "xx, there is a junior mortgage in the amount xxx0,000,000.00. The subject mortgage was originated on xx with loan amount xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94626736	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,212.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$256,680.98	$56,400.00	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
There are four active junior civil judgments against the borrower in the total amount of xx, in the favor of different Plaintiffs which were recorded on xx.
The 2017 Combined Annual taxes installments have been paid in the cumulative amount of xx.
No prior years delinquent taxes have been found.
The review of the payment history as of date XX/XX/XX18 shows that the loan is current and the borrower has been making regular payments and the next payment is due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for 09XX/XX18. The UPB as per the latest payment history reflects in the amount of xx.The borrower has been making the payments according to the modification agreement which was effective from XX/XX/XX10.	Collections Comments:The loan is currently performing and the borrower has been making regular payments and the next payment is due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for 09XX/XX18. The UPB as per the latest payment history reflects in the amount of xx.The borrower has been making the payments according to the modification agreement which was effective from XX/XX/XX10.
The Step modification agreement was made between xx on XX/XX/XX10.As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx. Hence, the interest-bearing amount is xx. The Borrower promises to pay xx monthly with modified interest rate of 2.00% beginning from XX/XX/XX10 with a maturity date of XX/XX/XX50. The modification has total 4 steps.
The reason for default is an illness of the borrower. The intention of the borrower is to retain the subject property.
No information pertaining to the foreclosure has been found.
According to the PACER report, the borrower xx had filed bankruptcy under xx The plan was confirmed on xx. . The POC filed on xx and for the amount of xx and the amount of arrearage is xx. Under xx the debtor shall pay to the trustee the sum of xx per month for 60 months. Total of plan payment is xx.Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx. The case was terminated on XX/XX/XX16.
The subject property is owner-occupied. Unable to determine the condition of subject property since latest BPO report is unavailable and the comments are not available in the comment history.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER report, the borrower xx had filed bankruptcy under xx The plan was confirmed on xx. . The POC filed on xx and for the amount of xx and the amount of arrearage is xx. Under xx, the debtor shall pay to the trustee the sum of xx per month for 60 months. Total of plan payment is xx.Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx. The case was terminated on XX/XX/XX16.	The Step modification agreement was made between xx on XX/XX/XX10.As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx. Hence, the interest-bearing amount is xx. The Borrower promises to pay xx monthly with modified interest rate of 2.00% beginning from XX/XX/XX10 with a maturity date of XX/XX/XX50. The modification has total 4 steps.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 128 Tape Value: 129 |---| -1 |----| -0.01% Comment: As per note Age of loan is reflects 128;however, tape data reflects 129. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy origination is yes; however, tape data reflects no.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 6XX/XX10   Tape Value:XX/XX/XX10   Variance: -15 (Days)   Variance %:    Comment: The loan has been modified on 6XX/XX10;, tape data reflectsXX/XX/XX10.&#xxD;   Tape Source: Initial   Tape Type:
Field: xx
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Modification agreement amortization type is a Step;however, tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX10   Tape Value: 6XX/XX10   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date is 7XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX15   Tape Value: 6XX/XX15   Variance: -30 (Days)   Variance %:    Comment: Mod step 2 date is 7XX/XX15. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX16   Tape Value: 6XX/XX16   Variance: -30 (Days)   Variance %:    Comment: Mod step 3 date is 7XX/XX16. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 7XX/XX17   Tape Value: 6XX/XX17   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date is 7XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 512   Variance: -32   Variance %: -0.06%   Comment: As per Modification agreement modification stated term is 480; however, tape data reflects 512. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note Neg. Amort Potential is Not Applicable; however, tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000000000001   Variance:    Variance %:    Comment: As per payment history, the string is 000000000; however, tape data reflects 000000000000010000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 10000000000001000000000'   Variance:    Variance %:    Comment: As per payment history, the reversed string as 0000000000; however, tape data reflects 10000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 51%   Tape Value: 51%   Variance:    Variance %: 0.35%   Comment: As per final 1003 post close DTI is reflects 50.920%;however, tape data reflects 50.570%   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 6XX/XX50 Tape Value: 1XXX/XX37 Variance: -4626 (Days) Variance %: Comment: As per Modification agreement sated maturity date is a 6XX/XX50;however, tape data reflects XX/XX/XX37. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available fromXX/XX/XX11 toXX/XX/XX18. However, we require the latest 24 months of comment history. The Comment History is missing fromXX/XX/XX18 to XX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "According to the PACER report, the borrower xx had filed bankruptcy under xx. The plan was confirmed onxx. Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx. The case was terminated on XX/XX/XX16."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx. The below Required State disclosures are missing in the given loan files.
1] Explanation of Personal Obligation.
2] Marital Property Act Disclosure.
3] Choice of Insurance Disclosure.
4] Co-Signer Notice.
5] Tattle Tale Notice under the Marital Property Act."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure  is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47168172	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,181.42	8XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	PUD	xx	xx	Secondary	Yes	Yes	No	6.936%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$292,846.90	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	xx
There are two notice of lien on a planned community against the subject property with the same plaintiff xx with the total amount of xx which were recorded on different dates xx
There is one notice of lis pendens against the xx which was recorded on xx; however, the amount has not given in the document.
There is a UCC lien against the borrower xx in the favor of xx which the amount is unavailable which was recorded on xx.
The 2018-2019 County 1st installment taxes are due on XX/XX/xx18 and 2nd installment taxes are due on XX/XX/XX19 each in the amount of xx.
The 2017-2018 County annual installment taxes were paid on XX/XX/xx17 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX17.

Collections Comments:The loan is currently in foreclosure and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified once since origination. As per the modification agreement made on XX/XX/XX17, the borrower promises to make a monthly payment of xx with the rate of interest 3.500%, beginning from XX/XX/XX17 till the maturity date XX/XX/XX17.  The new principle balance stated in the Modification is in the amount of xx. No, any deferred balance has been given in the modification. The new interest-bearing amount is xx.
According to the PACER, the borrower “xx” was filed bankruptcy under xx and the plan was confirmed on xx. As per the order confirming xx the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy was on XX/XX/XX1. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17.
As per the Lis pendens document, the foreclosure was initiated. The notice of lis pendens was filed by the xx on xx. However, no further details have been found.
As per the servicing comments, the subject property has been occupied by the owner. No, pertaining damage to the subject property has been found. Also, No lates BPO report has been found in the loan file.

Foreclosure Comments:As per the Lis pendens document, the foreclosure was initiated. The notice of lis pendens was filed by the xx. However, no further details have been found.
Bankruptcy Comments:According to the PACER, the borrower “xx” was filed bankruptcy under xx and the plan was confirmed on xx. As per the order confirming xx the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy was on XX/XX/XX1. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17.

The Loan modification agreement was made on XX/XX/XX17, between the borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest 3.500%, beginning from XX/XX/XX17 till the maturity date XX/XX/XX17. The new principle balance stated in the Modification is in the amount of xx. No, any deferred balance has been given in the modification. The new interest-bearing amount is xx. The loan has been modified once since origination.	Notice of Servicing Transfer Loan Program Info Disclosure Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: xx. Hence, it is Yes; however, tape data reflects with No. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Performing   Variance:    Variance %:    Comment: The loan is in active foreclosure; however, tape data reflects with performing.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure has initiated. Hence, currently in foreclosure is Yes; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Interest Only Expiration Date   Loan Value: 1XXX/XX12   Tape Value: 1XXX/XX12   Variance: 31 (Days)   Variance %:    Comment: As per note, the interest only expiration date is 1XXX/XX12; however, tape data reflects with XX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: xx
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as fixed. The Original Note Amortization type was ARM.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 592   Variance: -112   Variance %: -0.19%   Comment: As per modification, modification state term is 480; however, tape data reflects with 592.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.44%   Comment: The note contain interest only first, the original stated P&I is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000004   Tape Value: 00000000099999876556555   Variance:    Variance %:    Comment: As per the payment history, payment history string is 000000000044; however, tape data reflects with 0000000000999998765565555.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 400000000000   Tape Value: 55565567899999000000000'   Variance:    Variance %:    Comment: As per the paymen history, payment history string reversed is 440000000000; however, tape data reflects with 55565567899990000000000'.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 17%   Tape Value: 47%   Variance:    Variance %: -29.75%   Comment: The post-close DTI per 1003 reflects 17.265%; however, tape data reflects with 47.013%.   Tape Source: Initial   Tape Type:
Field: xx
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: 1XXX/XX37 Variance: -7063 (Days) Variance %: Comment: As per the modification, stated maturity date is XXX/XX57; however, tape data reflects with XX/XX/XX37. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. The available comment history is from XX/XX/XX11 to XX/XX/XX18. The missing comment history is from 9XX/XX18 to 5XX/XX18. Hence, we require latest 24 months comment history."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the final Hud-1, the settlement date is XX/XX/XX07 which is different from the original note date XX/XX/XX07."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine Operative index value from the available loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule D of voluntary petition dated XX/XX/XX12 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx. However the unsecured portion is xx. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24804358	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$1,602.68	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	18.983%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$158,085.11	$44,235.11	4.000%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
 The chain of assignment has been completed. The latest assignment is with xx
 Active mortgages, liens and judgments are as follows:
 There are 3 active HOA liens against the property in the favor of xx
There is an active civil judgment against the borrower in the xx
There is an active civil judgment against the borrower in the favor of xx
No prior year delinquent taxes have been found.
year 2017 combined annual taxes are paid in the amount of xx.	According to the payment history as of 1XXX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower is making payments as per the modification agreement.	Collections Comments:xx had filed bankruptcy under xx and the plan was confirmed on xx.
POC was filed on xx with the secured claim amount of xxx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx  for 60 months.
Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx.
Latest status of FC was on hold due to active bankruptcy.
No information is available to understand the current status of foreclosure process.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Borrower wants to keep the property.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx  had filed bankruptcy xx and the plan was confirmed on xx.
POC was filed on xx with the secured claim amount of xxx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx  for 60 months.
Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx.
Latest status of FC was on hold due to active bankruptcy.
The loan was modified on XX/XX/XX15 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.000 % and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX15. The maturity date as per modification is XX/XX/XX55. The interest bearing amount is xx and there is deferred balance in the amount of xx. This loan was modified twice. The last modification is located at "xx"	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 127 Tape Value: 128 |---| -1 |----| -0.01% Comment: Age of Loan is 127.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 572   Variance: -92   Variance %: -0.16%   Comment: Modified Stated Term per Modification is 480.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000001000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 19%   Tape Value: 37%   Variance:    Variance %: -18.20%   Comment: Post Close DTI per 1003 is 18.983%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: xx
Field: Stated Maturity Date Loan Value: 7XX/XX55 Tape Value: 1XXX/XX37 Variance: -6451 (Days) Variance %: Comment: Stated Maturity Date per Modification is XX/XX/XX55.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Payment History is available from date XXX/XX11 tillXX/XX/XX18. However, we required latest 12 months pay history. Payment History are missing from date 8XX/XX18 till 1XXX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx,xx and value of collateral is xx,xx; however unsecured portion remained as xx. Collection comments does not show any cram down."
* Title Review shows major title concern (Lvl 3)     "Updated title report dated 1XXX/XX18 shows three HOA liens open against the subject property in the total amount of xx held by xx  and which were recorded xx. The subject property is located in xx and there can be possibility of foreclosure due to this unpaid non mortgage lien. However, as a cure the above unpaid lien need to be paid off"
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at lower lien position as updated title report dated 1XXX/XX18 shows three HOA liens open against the subject property in the total amount of xx held by xx and which were recorded xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file:
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
																																																																																								4.Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49992100	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,058.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	82.547%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$323,150.24	$37,605.24	3.625%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx The chain of assignment has been completed. There is one Renewer Judgment in the amount of xxx in favor of xx. There is one IRS lien against the borrower xx. There is one Civil Judgment in the amount of xx in favor of xx. Current year taxes are due in the amount of xx	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date if XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.625% with P&I in the amount of xx.
The borrower has been making payments as payments as per modification agreement made in effective date of XX/XX/XX16.	Collections Comments:Collection comments available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date if XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.625% with P&I in the amount of xx.
The borrower has been making payments as payments as per modification agreement made in effective date of XX/XX/XX16.
The borrower agree to pay the UPB of xx with interest rate of 3.625 % and P&I of xx with fixed amortized type beginning from first payment date 1XXX/XX16 and ends with the maturity date of 1XXX/XX56.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date 1XXX/XX56. The UPB that has been amortized is xx as an interest bearing amount.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xxhere is no comment indicating a cram down.	Loan Modification agreement was made between xx on effective date 1XXX/XX16.
The borrower agree to pay the UPB of xx with interest rate of 3.625 % and P&I of xx with fixed amortized type beginning from first payment date 1XXX/XX16 and ends with the maturity date of 1XXX/XX56.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date 1XXX/XX56. The UPB that has been amortized is xx as an interest bearing amount.
The loan was previously modified on XXX/XX13. xx	Affiliated Business Disclosure Mortgage Insurance Notice of Servicing Transfer Missing Required State Disclosures	Field: Age of Loan Loan Value: 127 Tape Value: 128 |---| -1 |----| -0.01% Comment: Age of loan is 127. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER, the borrower had filed for bankruptcy under xx.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: UGI   Variance:    Variance %:    Comment: MI certificate is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Unavailable   Tape Value: 25%   Variance:    Variance %:    Comment: MI certificate is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 587   Variance: -107   Variance %: -0.18%   Comment: Modification stated term as per the modification document is 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mortgage insurance document is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001000000000000999   Variance:    Variance %:    Comment: The Payment History String is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 99900000000000010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 86%   Tape Value: 65%   Variance:    Variance %: 20.60%   Comment: Post-close DTI as per 1003 is 85.566%.   Tape Source: Initial   Tape Type:
Field: xx
Field: Stated Maturity Date Loan Value: 1XXX/XX56 Tape Value: 1XXX/XX37 Variance: -6909 (Days) Variance %: Comment: Stated maturity date as per the modification document is 1XXX/XX56. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business disclosure is missing from the loan file."
* DTI > 60% (Lvl 2)     "According to final application the total monthly income of the borrower is xx; however, total monthly debts of the borrower are in the amount of xx. Hence, DTI is 82.547% which is greater than 80.000%."
* Property Damage (Lvl 2)     "As per the servicing comments dated on XXX/XX18, the property was damaged.
The borrower has filed insurance and was received a check in the amount of xx.
The further details of damages and repairs have not been found."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 80.000% which is greater than 80.000% hence, MI certificate is required; however, is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated title report dated XX/XX/XX18 shows that there is one IRS lien against the borrower xx in the amount of xx which is in the favor of xx"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx.
The following Disclosures are missing from the loan file:
Agent Preference Disclosure
Casualty Insurance Disclosure
																																																																																								Manufactured Home Loan Disclosures"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84091544	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,030.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	13.392%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the mortgage is with xx
No active judgments or liens have been found.
2017 City 1st installment taxes have been paid in the amount of xx.
2017 City 2nd installment taxes are due on XXX/XX19 in the amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower is making payments regularly. The payment next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX18. The current P&I is xx and rate of interest is 7.25%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy and currently, loan is performing.
The Payment History dated as of XX/XX/XX18 reveals that the borrower is making payments regularly. The payment next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX18. The current P&I is xx and rate of interest is 7.25%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
According to the PACER, the xx had filed for bankruptcy under xx and the plan was confirmed on xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx on xx, in the secured claim amount xx. xx. Fourth amended plan was file on XX/XX/XX16, which shows that subject claim was included in the xx. Approximate amount of claim was xx, this shall be paid in accordance with the current monthly payments and arrearage totaling xx as of xx shall be paid over the 12 months together with 5.25% interest in equal monthly installments of xx. This plan was confirmed on xx.
There is no foreclosure activity found in the loan in recent 24 months.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx had filed for bankruptcy under xx and the plan was confirmed on xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx, in the secured claim amount xx. xx. Fourth amended plan was file on XX/XX/XX16, which shows that subject claim was included in the xx. Approximate amount of claim was xx, this shall be paid in accordance with the current monthly payments and arrearage totaling xx as of xx shall be paid over the 12 months together with 5.25% interest in equal monthly installments of xx. This plan was confirmed on xx.	Not Applicable	Missing Required State Disclosures	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX37 |---| |----| Comment: There is no Modification in the loan documents. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Modification in the loan documents.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: There is no Modification in the loan documents.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000787779879879876   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 67897897877778700000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 13% Tape Value: 16% Variance: Variance %: -3.02% Comment: Post-close DTI as per 1003 is 13.392%. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx. Following required Disclosures are missing from the loan file:
Appraisal Disclosure
2nd Liens = provide CT disclosure and comply with terms Mortgage Insurance Disclosure
Interest Rate Disclosure
Payoff Statement Disclosure
Legal RepresentationDisclosure
Non-Prime HUD ContactDisclosure
Non-Prime Notice of LoanTerms Disclosure
Interim Financing Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3567788	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,351.30	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.377%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$194,691.55	Not Applicable	6.750%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated on 1XXX/XX18 shows that the subject mortgage was originated on xx
The chain of assignment is complete. Currently, the subject mortgage is with current assignee xx
No active Judgment and Lien are found against the subject borrower/property.
The combined annual taxes of the year 2017 are paid in the amount of xx. Prior years taxes are not delinquent.
Review of payment history shows that the borrower is making payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XXX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 6.750%. The borrower is paying according to the modification agreement.	Collections Comments:According to the review of latest collection comments as of XX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18, in the amount of xx which was applied for the due date XX/XX/XX18. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 6.750%. The borrower is paying according to the modification agreement. Currently the loan is not in active foreclosure. The borrower had filed the bankruptcy under xx. The POC was filed by the xx with the claim amount of xx and amount of arrearage is xx. The plan was confirmed on xx. According modified confirmed xx the debtor will pay to the xx trustee in the amount of xx for next 60 months. However, the bankruptcy was terminated on XX/XX/XX17. According to the collection comments the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx.Foreclosure was referred to attorney which was completed onxx. No other details have been found.
Bankruptcy Comments:The borrower had filed the bankruptcy xx. The POC was filed by the xx with the claim amount of xx and amount of arrearage is xx. The plan was confirmed on xx. According modified confirmed xx plan the debtor will pay to the xx trustee in the amount of xx for next 60 months. However, the bankruptcy was terminated on xx.	The loan modification agreement was made between xx on XX/XX/XX15. The first modified payment is still due for 1XXX/XX15 and the new maturity date will be 1XXX/XX55.The new Modified Unpaid Principal Balance available in the mod is xx. The modification rate would be 6.750 % and modified P&I is xx.	Affiliated Business Disclosure Mortgage Insurance Missing Required State Disclosures	Field: Age of Loan Loan Value: 125 Tape Value: 126 |---| -1 |----| -0.01% Comment: Age of Loan is 125. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is Yes.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure is Yes.   Tape Source: Initial   Tape Type:
Field: xx
Field: MI Company   Loan Value: Unavailable   Tape Value: MGIC   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 574   Variance: -94   Variance %: -0.16%   Comment: Modification Stated Term is 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mtg Insurance Doc status Cert in file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011100000000000   Variance:    Variance %:    Comment: Payment History String is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000010111000000000'   Variance:    Variance %:    Comment: Payment History String Reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 42%   Variance:    Variance %: -0.00%   Comment: Post-Close DTI per 1003 42.377%.   Tape Source: Initial   Tape Type:
Field:xx
Field: Stated Maturity Date Loan Value: 1XXX/XX55 Tape Value: XXX/XX38 Variance: -6513 (Days) Variance %: Comment: Stated Maturity date is 1XXX/XX55. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The loan is conventional and LTV is 100.00%. Hence, the MI certificate is required and is missing from the loan file."	* Loan has been determined to have an unsecured debt (Lvl 2) "According to the schedule D of Voluntary Petition dated xx, the loan has been determined to have an unsecured debt in the amount of xx as the value of collateral is xx and the amount of claim is xx. However, the bankruptcy was terminated on XX/XX/XX17."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx, all are missing from the loan file.
1)Explanation of Personal Obligation
2)Marital Property Act Disclosure
3)Choice of Insurance Disclosure
4)Co-Signer Notice
																																																																																								5)Tattle Tale Notice under the Marital Property Act"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37684933	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,502.15	8XX/XX21	Unavailable	Not Applicable	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	30.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	55.614%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$159,370.89	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx

Chain of assignment is incomplete as there are no assignments were found. The current assignee should be xx
2017 taxes have been paid in the amount of xx.
No active judgments or liens found.	The Payment History dated XX/XX/XX18 reveals that the borrower making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has been modified XX/XX/XX16, borrower making the payment as per modification terms.

Collections Comments:The review of collection comment stated that the subject property is occupied by owner and no visible damage or no repair found. However, latest BPO report unavailable.

The Payment History dated XX/XX/XX18 reveals that the borrower making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan has been modified XX/XX/XX16, borrower making the payment as per modification terms.

Borrower xx filed Bankruptcy under the xx Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx; debtors shall pay the payment xx per month to trustee for 60 months and arrearage amount xx this plan was confirmed on XX/XX/XX12. The bankruptcy case was dismissed on XX/XX/XX15 and got terminated on XX/XX/XX15. No further information about bankruptcy.

According to review of the servicing comment and updated title report, the foreclosure was initiated in xx. FC sale scheduled on xx and it was canceled due to the complete process and modification offered to the borrower. In xx comment reflects that the foreclosure referral hold due the litigation. No further information about foreclosure.
Foreclosure Comments:According to review of the servicing comment and updated title report, the foreclosure was initiated in xx. FC sale scheduled on xx and it was canceled due to the complete process and modification offered to the borrower. In xx comment reflects that the foreclosure referral hold due the litigation. No further information about foreclosure.
Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the xx. Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxreditor filed the POC on xx with secured claim amount xx, unsecured amount is xxx and arrearage is xx. xx; debtors shall pay the payment xx per month to trustee for 60 months and arrearage amount xx this plan was confirmed on XX/XX/XX12. The bankruptcy case was dismissed on XX/XX/XX15 and got terminated on XX/XX/XX15. No further information about bankruptcy.	This modification agreement was made between xx dated XXX/XX16. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 3.875 % beginning from XXX/XX16 with a maturity date XXX/XX38. The interest-bearing amount is xx.
Missing Required State Disclosures Mortgage Insurance	Field: Age of Loan Loan Value: 124 Tape Value: 125 |---| -1 |----| -0.01% Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Performing   Variance:    Variance %:    Comment: Current legal status is foreclosure.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: RMIC (Republic)   Variance:    Variance %:    Comment: Unavailable.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 264   Tape Value: 360   Variance: -96   Variance %: -0.27%   Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mtg Insurance doc statur MI cert in file is no.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000000000000   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000001000000000'   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 56%   Tape Value: 54%   Variance:    Variance %: 2.31%   Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: xx	B	* Litigation (Lvl 3) "According to comment XXX/XX18, the foreclosure was on hold due to litigation. We do not have enough comments (provided till XX/XX/XX18) to confirm that litigation was resolved or not."
* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file from XX/XX/XX11 to XX/XX/XX18. However, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "Required State disclosure in missing from the below list.
1.Disclosure of Additional Fees"
* MI, FHA or MIC missing and required (Lvl 2)     "MI cert is missing from loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "Updated report dated XX/XX/XX18, chain of assignment is incomplete as there are no assignments were found. The current assignee should be xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67800848	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,992.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.680%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$225,145.29	Not Applicable	4.625%	xx	XX/XX/XX10	Financial Hardship	The review of updated title report dated XX/XX/XX18 states that the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the mortgage is with xx
No active liens and judgments have been found.
The 2018 annual borough taxes have been paid in the amount of xx for the due dateXX/XX/XX18.
The 2018 annual county taxes have been paid in the amount of xx for the due dateXX/XX/XX18
The 20XX/XX19 annual school taxes have been paid in the amount of xx for the due date XX/XX/XX18; however, no prior delinquent taxes have been found.
The review of payment history as of XX/XX/XX18 shows that the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB in the payment history reflected is in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. The review of payment history as of XX/XX/XX18 shows that the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The UPB in the payment history reflected is in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement. The two-step modification agreement was made on 7XX/XX10 between the xx. The loan has been modified once since origination. As per PACER records, the borrower had filed the bankruptcy under xx and the plan was confirmed onXX/XX/XX14. The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx; however, the debtor was discharged on 9XX/XX18. The date of the last filing the bankruptcy wasXX/XX/XX18. According to schedule D of the voluntary petition, the amount of secured claim is xx and the value of collateral that supports this claim is xxx However, the unsecured portion is xx. No comment indicating a cramdown has been found. The reason for default was an illness of borrower family. No information pertaining to foreclosure have been found. No damage and repairs have been found. As per collection comments the property occupancy and the condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower had filed the bankruptcy under xx with the xx on 5XX/XX13 and the plan was confirmed onXX/XX/XX14. The POC was filed onXX/XX/XX13 with a secured claim amount of xx and the arrearage amount is xx; however, the debtor was discharged on 9XX/XX18. The date of the last filing the bankruptcy wasXX/XX/XX18. According to schedule D of the voluntary petition, the amount of secured claim is xx and the value of collateral that supports this claim is xxx However, the unsecured portion is xx. No comment indicating a cramdown has been found.	This two-step modification agreement was made on 7XX/XX10 between the xx
The Unpaid principal Balance is xx with the interest rate of 4.625% which steps up in 2 steps ending at 4.750%. The borrower promises to pay the monthly P&I of xx beginning from 8XX/XX10. The maturity date is XXX/XX38. This modification agreement does not contain balloon provision. The loan has been modified once since origination.
Affiliated Business Disclosure	Field: Age of Loan Loan Value: 124 Tape Value: 125 |---| -1 |----| -0.01% Comment: As per review, the age of the loan is 124. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX10   Tape Value: 6XX/XX10   Variance: -24 (Days)   Variance %:    Comment: The Modification reflects the Modification Date as 7XX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per mod agreement, the amortization type is step.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: MGIC   Variance:    Variance %:    Comment: As per review, the MI certificate is not available in the loan file. &#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 35%   Variance:    Variance %:    Comment: As per review, the MI certificate is not available in the loan files. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX10   Tape Value: 7XX/XX10   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 8XX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 8XX/XX15   Tape Value: 7XX/XX15   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as 8XX/XX15.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 331   Tape Value: 360   Variance: -29   Variance %: -0.08%   Comment: As per mod agreement, the mod stated terms are 331.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per review, the MI certificate is not available in the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As the loan amortization type is fixed so the Neg arm potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000111111112211111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 11111221111111100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 47%   Variance:    Variance %: -1.47%   Comment: As per final loan application, the DTI is 45.288%.   Tape Source: Initial   Tape Type:
Field: xx	B	* Cash out purchase (Lvl 2) "This is a purchase transaction. However, the borrower received cash in hand in the amount of xx* Loan has been determined to have an unsecured debt (Lvl 2) "According to schedule D of the voluntary petition, the amount of secured claim is xx and the value of collateral that supports this claim is xxx However, the unsecured portion is xx. No comment indicating a cramdown has been found."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33186117	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,770.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$236,847.25	$41,347.25	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx
The chain of assignment has been completed. The latest assignment is with xx
No active liens and judgments have been found against the borrower.
The county 1st and 2nd installments taxes of 2015-2016, 2016-2017 and 2017-2018 have been paid in the total amount of xx; however, no prior years delinquent taxes have been found.

The review of payment history as ofXX/XX/XX18 shows that the borrower is current with the mortgage payments and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement datedXX/XX/XX14.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement datedXX/XX/XX14.
Recent comments do not validate any reason for default.
The loan had been modified onXX/XX/XX14. The unpaid principal balance is xx with an interest rate of 4.625%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX14. The maturity date will be on XXX/XX54.
No evidence has been found in the latest 12 months’ servicing comments regarding the foreclosure.
As per PACER records, the borrower xx had filed the bankruptcy under xx The POC was filed on xx with the secured claim amount of xx and the  amount arrearage was xxhe plan was confirmed on xx; however, the case was discharged on XXX/XX18 and terminated onXX/XX/XX18.
The latest comments datedXX/XX/XX17 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower xx had filed the bankruptcy under xx. The POC was filed on xx with the secured claim amount of xx and the amount arrearage was xxhe plan was confirmed on xx however, the case was discharged on XXX/XX18 and terminated onXX/XX/XX18.	This modification agreement was made onXX/XX/XX14 between xx.
The unpaid principal balance is xx with an interest rate of 4.625%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX14. The maturity date will be on XXX/XX54.
Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure Mortgage Insurance	Field: Age of Loan Loan Value: 123 Tape Value: 124 |---| -1 |----| -0.01% Comment: As per review, the age of the loan was 123. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER records, the borrower has filed bankruptcy on xx.   Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Not Applicable   Tape Value: B   Variance:    Variance %:    Comment: As per note, the borrower# 2 middle name is not mentioned.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: Genworth   Variance:    Variance %:    Comment: As per review, the MI certificate has not been found in the loan files.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 551   Variance: -71   Variance %: -0.13%   Comment: According to the modification, the terms are 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per review, the MI certificate has not been found in the loan files.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, the loan amortization type is fixed so the Neg. amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00010000000000111110010   Variance:    Variance %:    Comment: The Payment History String reversed is 0000001000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 01001111100000000000000'   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00001000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 20%   Tape Value: 47%   Variance:    Variance %: -27.51%   Comment: As per final 1003, the DTI is 19.916%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX54 Tape Value: XXX/XX38 Variance: -5816 (Days) Variance %: Comment: According to the modification agreement, the maturity date is XXX/XX54. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "PMI certificate is missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "The property is located in xx. The following required state disclosures are missing from the loan file:
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Earthquake Disclosure forCondominiums.
5. Hazard Insurance Disclosure.
6. Insurer RecommendationDisclosure.
7. CA Fair Lending Notice.
8. Anti-Tying Disclosure.
9 Privacy Notice.
10. Notice of Right to Copy of Appraisal.
11. Application for Credit-Married Persons.
12. Fair Debt Collection Notice.
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "The settlement date on final HUD-1 isXX/XX/XX08 which is different from the loan origination date i.eXX/XX/XX08."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date isXX/XX/XX08 which is inconsistent with the Note date i.eXX/XX/XX08."
* Loan has been determined to have an unsecured debt (Lvl 2)     ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. There are no comments indicating a cram down.”"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44010679	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	xx	$0.00	$0.00	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.720%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx
Chain of assignment is completed as the subject mortgage is with xx
There are Active Judgment and Lien pending against the borrower.
1) There is a Civil Judgment against the borrower of xx
2) There is a Civil Judgment against the borrower of xx
3) There is a Civil Judgment against the borrower of xx
Taxes are paid till 2018 however paid tax amounts are not available per protitle report. No prior year delinquent taxes are found.
Review of latest payment history as of XX/XX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per note interest rate and terms.
Collections Comments:The collection comments dated on XX/XX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per note interest rate and terms.
xx had filed Bankruptcy under the xx. The debtor was discharged on XX/XX/XX18.
Comment dated 1XXX/XX16 and XX/XX/XX16 shows the property is damaged but amount and nature is not available in the comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx had filed Bankruptcy under the xx. The debtor was discharged on XX/XX/XX18.	Not Applicable	Mortgage Insurance Notice of Servicing Transfer	Field: Age of Loan Loan Value: 122 Tape Value: 123 |---| -1 |----| -0.01% Comment: As per note age of loan is 122 months however tape data shows 123 months. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX38   Variance:    Variance %:    Comment: Borrower make a payment as per note and no any modification agreement available in the loan file however tape data shows mod maturity date is XX/XX/XX38.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001122222222102222   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 000000001122222222102222.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 22220122222222110000000'   Variance:    Variance %:    Comment: As per payment history payment string is 000000000000 however tape data shows 222201222222221100000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 31%   Tape Value: 47%   Variance:    Variance %: -16.42%   Comment: As per application post close DTI is 30.720% however tape data shows 47.140%.   Tape Source: Initial   Tape Type:
Field: xx	B	* Active Judgment Against Borrower (Lvl 3) "The Protitle shows the mortgage originated on xx and recorded on xx. There is senior Active Judgment and Lien pending against the borrower is as following.
1) There is a Civil Judgment against the borrower of “xx” in the amount of xx which was recorded on xx.
2) There is a Civil Judgment against the borrower of “xx” in the amount of xx which was recorded on xx.
3) There is a Civil Judgment against the borrower of “xx” in the amount of xx which was recorded on xx."	* Loan has been determined to have an unsecured debt (Lvl 2) xx had filed Bankruptcy under the xx. The debtor was discharged on XX/XX/XX18. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx."
* MI, FHA or MIC missing and required (Lvl 2)     "Loan type is conventional and LTV is 100.000% its greater than 80.000%. MI certificate is required but not available in the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing provider list is missing from the loan file."
																																																																																								* Property Damage (Lvl 2) "Comment dated 1XXX/XX16 and XX/XX/XX16 shows the property is damaged but amount and nature is not available in the comments."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16762790	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,940.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	43.216%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$480,773.50	$144,232.05	4.125%	xx	XX/XX/XX16	Financial Hardship	xx
Active judgments and liens found pending are as follows:
1. There is junior mortgage against xx
2.  There is junior mortgage against xx
Annual county taxes have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
According to the updated title report dated XX/XX/xx18 the mortgage was originated by xx had quit the rights from the subject property and the property was transferred to xx through quitclaim deed which was recorded on xx. Hence the updated title report shows current ownership in the name of xx

Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX18 reveals that borrower has been paying regularly. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%.	Collections Comments:Review as per servicing comments dated from XXX/XX11 to 9XX/XX18 state that the borrower has been paying regularly and the last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%..
Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
As per collection comment dated 4XX/XX14, secondary borrower was deceased; however there was no Death certificate found in loan files.

Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Debtor, xx had filed bankruptcy under the xx and the plan was confirmed onxx but debtor was discharged on 1XX/XX18 by completing the plan but no trustees final report filed yet.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the plan, debtor shall make xx directly to the creditor and remaining xx will be considered as ASP (Admin, Secured & Priority) and debtor will pay this amount through plan in the amount of xx per month.
According to the "xx"  and no information is available in the plan regarding unsecured amount of xx and no comments are stating that unsecured has been crammed down.
POC was filed on xx with the secured claim of xx with an arrearage of xx later, amended POC was filed onXX/XX/XX16 with the secured claim of xx but no arrearage has been mentioned in it.
Loan modification agreement was made between xx. The new modified rate is 4.125 % and borrower promises to pay P&I in the amount of xx beginning XXX/XX16 . The new principal balance is xx. The maturity date is 1XXX/XX55.	Missing Required State Disclosures Notice of Servicing Transfer	Field: Age of Loan Loan Value: 121 Tape Value: 122 |---| -1 |----| -0.01% Comment: Age of loan is 121; however tape shows 122 Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 571   Variance: -91   Variance %: -0.16%   Comment: Modification stated term is 480, tape shows 571   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative amort potential is not applicable tape shows No   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: -10 (Days)   Variance %:    Comment: Original appraisal date isXX/XX/XX08, tape showsXX/XX/XX08   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001000001   Tape Value: 01000000000000100000000   Variance:    Variance %:    Comment: payment history string is 000010001, tape shows 011100110100000000   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000100000   Tape Value: 00000000100000000001010'   Variance:    Variance %:    Comment: Payment history string reversed is 10000010000; tape shows 000000100001010   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 43%   Tape Value: 43%   Variance:    Variance %: 0.10%   Comment: Post close DTI is 43.216%, tape shows 43.120%   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX55   Tape Value: 5XX/XX38   Variance: -6423 (Days)   Variance %:    Comment: Stated maturity date is 1XXX/XX55, tape shows 5XX/XX38   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.58% Comment: Total balance of junior lien is xx; however tape shows xx Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per collection comment dated 4XX/XX14, co-borrower deceased; however there was no Death certificate found in the loan file."
* Describe the BK payment plan (Lvl 3)     "Debtor, xx had filed bankruptcy under the xx and the plan was confirmed on XX/XX/XX15 but debtor was discharged on 1XX/XX18 by completing the plan but no trustees final report filed yet.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the plan, debtor shall make xx directly to the creditor and remaining xx will be considered as ASP (Admin, Secured & Priority) and debtor will pay this amount through plan in the amount of xx per month.
According to the "xx" and no information is available in the plan regarding unsecured amount of xx and no comments are stating that unsecured has been crammed down."	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is "Moderate" as this loan failed the TILA foreclosure rescission finance charge test as the finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

TILA Foreclosure Rescission Finance Charge Test: FAIL     Charged: xx    Allowed: xx     Variance: -xxx0"
* Missing Required State Disclosures (Lvl 2)     "Explanation of Personal Obligation, Marital Property Act Disclosure, Choice of Insurance Disclosure, Tattle Tale Notice under the Marital Property Act are missing from loan files"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from loan files."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx but the debtor was discharged on 1XXX/XX18."
* Title Review shows different mtg holder of record (Lvl 2)     "According to the updated title report dated XX/XX/XX18 the mortgage was originated by xx The borrower get divorced on  xx had quit the rights from the subject property and the property was transferred to xx through quitclaim deed which was recorded on xx. Hence the updated title report shows current ownership in the name of xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test as the finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx

																																																																																								TILA Foreclosure Rescission Finance Charge Test: FAIL Charged: xx Allowed: xx Variance: -xxx0"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28141595	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,587.80	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	30.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.528%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$571,494.60	$171,448.38	4.250%	xx	XX/XX/XX15	Financial Hardship	xx.
There are multiple active judgment against the borrower xx and recorded on different dates. The amount is not mentioned in the available judgment documents.
The 2017 combined annual taxes are paid in the amount of  xx.
No, any prior year delinquent taxes are found.
According to the payment history as of dated XX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.250% which was applied to 1XXX/XX18. The new UPB is reflected in the amount of xx. The borrower has been making payment as per modification agreement rate.	Collections Comments:The present status of the loan is in performing and the next due is on 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.250% which was applied to 1XXX/XX18. The new UPB is reflected in the amount of xx. The borrower has been making payment as per modification agreement rate.
The reason for default is a curtailment of income.
The loan was modified once since origination. The borrower is making payment as per modification agreement which was made onXX/XX/XX15 between the xx. According to a modification agreement, the new principal balance is xxx. The interest-bearing amount xx and the deferred amount is xx. The borrower promise to pay for the amount of xx with interest rate of 4.2500% beginning from 6XX/XX15 till maturity date 5XX/XX55.
The borrower xx had filed bankruptcy under xx. The plan was confirmed on xx. The case was dismissed on XX/XX/XX15 for failure to make plan payments. The terminated onXX/XX/XX16. The debtor shall pay to the trustee in the amount of xx for 36 months. The POC was filed by xx for the secured claim amount is xx and the arrearage amount is xxx2,884.57. Schedule-D of voluntary petition shows, amount of xx as an unsecured portion out of the amount of claim xx.
The foreclosure has not been initiated.
As per comment datedXX/XX/XX18 shows the subject property is owner-occupied with good condition. No damage and repairs are found. The latest BPO reports are not available from the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx. The plan was confirmed on XX/XX/XX14. The case was dismissed on XX/XX/XX15 for failure to make plan payments. The terminated onXX/XX/XX16. The debtor shall pay to the trustee in the amount of xx for 36 months. The POC was filed by xx for the secured claim amount is xx and the arrearage amount is xxx2,884.57. Schedule-D of voluntary petition shows, amount of xx as an unsecured portion out of the amount of claim xx.

The loan was modified once since origination. The borrower is making payment as per modification agreement which was made onXX/XX/XX15 between the borrower xx According to a modification agreement, the new principal balance is xxx. The interest-bearing amount xx and the deferred amount is xx. The borrower promise to pay for the amount of xx with interest rate of 4.2500% beginning from 6XX/XX15 till maturity date 5XX/XX55.	Missing Required State Disclosures Notice of Servicing Transfer Mortgage Insurance Affiliated Business Disclosure	Field: Age of Loan Loan Value: 121 Tape Value: 122 |---| -1 |----| -0.01% Comment: The Note reflects the age of loan is 121 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on XX/XX/XXXX which is Post-Loan Origination as the subject loan closed on XX/XX/XXXX.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 564   Variance: -84   Variance %: -0.15%   Comment: The Modification reflects the Modification stated term 480 months.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Mortgage Insurance is missing from loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The Note does not reflects the Neg.Amort Potential.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: The Appraisal reflects the Original Appraised value as xxTape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000111   Tape Value: 00000001100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00000000011.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111000000000   Tape Value: 00000000000000110000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 11000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 47%   Tape Value: 42%   Variance:    Variance %: 4.72%   Comment: AS per 1003 document post-close DTI is 46.528%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX55 Tape Value: 5XX/XX38 Variance: -6209 (Days) Variance %: Comment: The modification reflects stated maturity date 5XX/XX55. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The loan is a conventional type loan. As per the tape data, the MI certificate is yes and MI company name is xx. Also, the LTV and CLTV exceed 94.865%. However, the MI certificate is required but is missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D of voluntary petition shows, amount of xx as an unsecured portion out of the amount of claim xx however, the BK case was dismissed onXX/XX/XX15. Did not see any comments indicating cram-down."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: Loan data :xx, Comparison data : xx, Variance :-xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84263248	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,165.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	20.810%	First	Final policy	Not Applicable	xx	XX/XX/XX16	$75,058.66	Not Applicable	5.125%	xx	XX/XX/XX16	Financial Hardship	xx

There is an active senior Hospital lien against the xx
There is a junior mortgage in the favor of xx. Due to the significant amount of the Lien and Florida’s stand alone statutes, this may impose an impediment to our first lien standing.
There are two active junior civil judgments against the borrower xx
There is an active junior child support lien against the borrower xx

2017 annual county taxes are paid in the amount of xx
The review of payment history shows that the borrower is making payments regularly and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 9XX/XX18. The UPB per pay history is xx. The Current P&I is xx and PITI is xx .The borrower is making payments as per the modification.
Collections Comments:The review of the collection comment shows that the loan is performing and next due date for the 1XXX/XX18.
The borrower  filed bankruptcy under xx.The plan was confirmed on XX/XX/XX12.The case was discharged on XX/XX/XX15 and terminated on XX/XX/XX16.
The review of payment history shows that the borrower is making payments regularly and the next due was 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 5XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx .The borrower is making payments as per the modification.
This loan modification agreement was made between xx, onXX/XX/XX16.The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.125 %  and new P&I in the amount of xx beginning from 6XX/XX16 till the maturity date 5XX/XX46. There is no provision for the balloon payment.The loan has been modified once since origination.
The current occupancy of the subject property is unable to determine as per servicing comments. There are no damages or repairs have been found. No latest inspection and BPO reports have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx.The plan was confirmed on XX/XX/XX12.The case was discharged on XX/XX/XX15 and terminated on XX/XX/XX16.	A loan modification agreement was made between xx onXX/XX/XX16. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.125 % and new P&I in the amount of xx beginning from 6XX/XX16 till the maturity date 5XX/XX46. There is no deferred amount or forgiveness of principal.
The loan has been modified once since origination.
Unpaid principal balance before the modification was xx. Interest due pf xx and escrow advances of xx was added to the UPB for a new interest bearing amount of xx.

Missing Required State Disclosures Notice of Servicing Transfer	Field: Age of Loan Loan Value: 120 Tape Value: 121 |---| -1 |----| -0.01% Comment: As per the note, the age of loan is 120.However tape data reflects 121. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 360   Tape Value: 455   Variance: -95   Variance %: -0.21%   Comment: As per modification agreement, loan original maturity terms are 455 months. However, the tape data reflects 360 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note there is no negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010010100000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000 However, the tape data reflects string is 000000000000101001000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000101001000000000'   Variance:    Variance %:    Comment: As per payment history string reversed is 000000000000 However, the tape data reflects string is 000000000000101001000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 21%   Tape Value: 19%   Variance:    Variance %: 2.44%   Comment: As per 1003 application report, the post-close DTI is 21.317%. However, the tape data reflects 18.877%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinancing is Cash Out -Other. However, the tape data reflects Debt Consolidation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX46 Tape Value: 6XX/XX18 Variance: -10196 (Days) Variance %: Comment: As per modification, stated maturity date is 5XX/XX46. However, the tape data reflects on 6XX/XX18.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "There is a junior mortgage in the favor of xxin the amount of xx, recorded on xx. Due to the significant amount of the Lien and Florida’s stand alone statutes, this may impose an impediment to our first lien standing."
* Active Judgment Against Borrower (Lvl 3)     "As per the updated title report, there is an xx lien against the borrower xx in the favor of xx in the amount of xx, recorded xx.
There is an active senior xx lien against the borrower xx in the favor of xxin the amount of xx, recorded xx."
* Comment history is incomplete (Lvl 3) "Comments are available fromXX/XX/XX11 till 4XX/XX18. Comment history is missing fromXX/XX/XX18 toXX/XX/XX18 as we required latest 24 months collection."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state.The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24936896	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,003.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	35.241%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$402,590.24	$63,340.24	3.500%	xx	XX/XX/XX17	Financial Hardship	The review of updated title report dated 1XXX/XX18 shows that the subject mortgage was xx
The chain of the assignment has been completed as no assignment has been done from the lender xx
1) There is a junior mortgage in the favor of The Administrator of the xx
2) There is an active civil judgment against borrower xx
3) There is a civil judgment against borrower xx
4) There is an active Hospital, Medical or Attorney Lien against borrower xx
5) There is a Hospital, Medical or Attorney Lien against borrower xx
The annual county taxes of 2017 have been paid in the amount of xx.
The annual county taxes of 2016 have been paid in the amount of xx.The annual county taxes of 2015 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB reflected is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is 1XXX/XX18. The review of payment history shows that the borrower is current on the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB reflected is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement. The loan modification agreement was made onXX/XX/XX17 between borrower xx. The loan has been modified twice since origination. Previously, the loan was modified on 6XX/XX15. The borrower had filed the bankruptcy under xx and the plan was confirmed on xx. According to the amended xx, the debtor shall pay xx per month for the period of 60 months. The case was discharged onXX/XX/XX18 and terminated onXX/XX/XX18. The Schedule-D in voluntary Petition shows that the amount of xx,589 as an unsecured portion out of the amount of claim xxo comments reflecting a cram down has been found. The date of the last filing the bankruptcy wasXX/XX/XX18. The comment datedXX/XX/XX16 reflects that the borrower had a hip surgery. No information pertaining to foreclosure has been found. No damage and repairs have been found. The subject property is owner occupied and is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under xx and the plan was confirmed onXX/XX/XX13. According to the amended xx, the debtor shall pay xx per month for the period of 60 months. The case was discharged onXX/XX/XX18 and terminated onXX/XX/XX18. The Schedule-D in voluntary Petition shows that the amount of xx,589 as an unsecured portion out of the amount of claim xxo comments reflecting a cram down has been found. The date of the last filing the bankruptcy wasXX/XX/XX18.	The loan modification agreement was made onXX/XX/XX17 between xx The borrower promises to make a monthly payment of xx with the interest rate of 3.500% beginning from XXX/XX17 till the maturity date of XXX/XX57. The Deferred balance is xx and interest-bearing amount is xxhe New Principal Balance stated in the modification is xx. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified twice since origination. Previously, the loan was modified on 6XX/XX15.	Missing Required State Disclosures Affiliated Business Disclosure Missing Dicsloures Notice of Servicing Transfer	Field: Age of Loan Loan Value: 119 Tape Value: 120 |---| -1 |----| -0.01% Comment: Age of loan is 119. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx  Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Discharged   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: Current bankruptcy status is discharged.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: Genworth   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 25%   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 582   Variance: -102   Variance %: -0.18%   Comment: Modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000032   Tape Value: 00000002100000009999998   Variance:    Variance %:    Comment: The payment history string is 000000000032.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 230000000000   Tape Value: 89999990000000120000000'   Variance:    Variance %:    Comment: The payment history string reversed is 2300000000000.   Tape Source: Initial   Tape Type:
Field: xx
Field:xx
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: 7XX/XX38 Variance: -6759 (Days) Variance %: Comment: Stated maturity date is XXX/XX57. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the state of Florida. The following state disclosures are missing from the loan file.
Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure, Insurance Sales Disclosure."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule-D in voluntary Petition shows that the amount of xx,589 as an unsecured portion out of the amount of claim xxo comments reflecting a cram down has been found."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The servicing transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41759851	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$204.94	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.443%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx
The chain of assignment has been completed. The latest assignment is From xx
There is a senior mortgage which was originated on xx
No active liens and judgments have been found against the borrower.
2017 county annual installment tax has been paid in the amount of xx onXX/XX/xx18.
2018 county annual installment tax is due in the amount of xx on 1XXX/XX18.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the original note terms.	Collections Comments:As per review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making the payments as per the original note terms.
The borrower has been making the payments as per the note. The loan has never been modified since origination.
As per the collection comment dated 4XX/XX16, the property had damaged due to fire. Date of loss was XXX/XX16. Insurance claim amount is xx and a check is approved in the amount of xx. As per the comment datedXX/XX/XX16, xx and cancellation was effective from 4XX/XX16. However, as per the comment dated 4XX/XX18, the same xx is still active and in force. No further details have been received whether the borrower received claim amount and completed the repairs of the property damage as the latest BPO report is not available.
The borrower xx had filed bankruptcy under xx. The plan was confirmed onXX/XX/XX11 and the date of the last filing is XX/XX/XX13. The plan was discharged on XX/XX/XX13 and also got terminated on XX/XX/XX13. As per the xx the debtor shall pay to the trustee the sum of xxx0 per month for 60 months. The POC was filed on xx, with the claim amount of xx and the amount of arrearage is xx. The motion for relief from the stay was filed on xx.
No information has been found regarding the foreclosure.
The servicing comments show that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx. The plan was confirmed onXX/XX/XX11 and the date of the last filing is XX/XX/XX13. The plan was discharged on XX/XX/XX13 and also got terminated on XX/XX/XX13. As per the xx, the debtor shall pay to the trustee the sum of xxx0 per month for 60 months. The POC was filed on xx, with the claim amount of xx and the amount of arrearage is xx. The motion for relief from the stay was filed onXX/XX/XX12.	Not Applicable	Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Age of Loan Loan Value: 112 Tape Value: 113 |---| -1 |----| -0.01% Comment: As per the note date the age of loan is 112 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER documents the borrower had filed bankruptcy.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX24   Variance:    Variance %:    Comment: As per the loan files the loan is not modified since origination.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the loan files the loan is not modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 180   Variance:    Variance %:    Comment: As per the loan files the loan is not modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note this loan has fixed amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 00000001000000000000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 000000000010. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 00000000000000010000000'   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 010000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 38%   Tape Value: 41%   Variance:    Variance %: -2.46%   Comment: As per the application the total income is in the amount of xx and the total expenses are in the amount of xx hence DTI is showing 38.443%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Change in Rate/Term Variance: Variance %: Comment: As per the application the purpose of refinance is Limited Cash Out. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The subject mortgage was originated on xx and recorded on xx.
The updated title datedXX/XX/XX18 shows there is an active mortgage prior to the subject Mortgage, in the favor of xx recorded on xx for the amount of xx.
Final HUD-1 does not show any payoff to xx. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed."
* Comment history is incomplete (Lvl 3)     "The comment history is available from XXX/XX11 toXX/XX/XX18. However, we require latest 24 months comments history. The comment history is missing fromXX/XX/XX18 to 9XX/XX18."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The review of the updated title report datedXX/XX/XX18 shows that there is a senior mortgage which was originated on xx and was recorded xx, in the amount of xx with the lender xx. The subject mortgage was originated on xx and was recorded on xx, with the lender xx."	* Property Damage (Lvl 2) "As per the collection comment dated 4XX/XX16, the property had damaged due to fire. Date of loss was XXX/XX16. Insurance claim amount is xx and a check is approved in the amount of xx. As per the comment datedXX/XX/XX16, xx and cancellation was effective from 4XX/XX16. However, as per the comment dated 4XX/XX18, the same xx is still active and in force. No further details have been received whether the borrower received claim amount and completed the repairs of the property damage as the latest BPO report is not available."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosure is missing from the loan file:
1. Choice of Insurer"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19416192	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,627.54	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$175,023.59	$13,103.59	4.625%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated 1XXX/XX18 the subject mortgage was originated on xx for the amount of xx, with xx
The chain of assignment is not provided with the report. However, the assignment should be with xx
There are no any active liens and judgments.
2016-2017 county first and second installments have been paid in the total amount of xx.
2017-2018 county first and second installments have been paid in the total amount of xx.
2018-2019 county first and second installments is due in the total amount of xx.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is making regular payments and the next due date for payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement which was effective from 1XXX/XX12.	Collections Comments:The loan is performing and the next due date for payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement which was effective from 1XXX/XX12.
The loan has been modified once since origination on 1XXX/XX12 between the borrower xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at xx% and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX12 to the stated maturity date 1XXX/XX52. The deferred principal balance is in the amount of xx.
There is no foreclosure activity found against the borrower. However, according to the PACER, the borrower xx had filed bankruptcy under xx and the case was discharged onXX/XX/XX17.
According to comment dated 4XX/XX16, the subject property was damaged due to flood onXX/XX/XX16. The borrower filed the claim for the amount of xx, however, claim received was only xx via xx.
The comment datedXX/XX/XX16 states that the xx in the amount of xx for the claim amount of xx.
Further information has been provided related to the damages bring repaired. The latest BPO report is not available in the loan file to confirm the current condition of the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx and the case was discharged onXX/XX/XX17.	The loan has been modified once since origination on 1XXX/XX12 between the borrower xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.625% and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX12 to the stated maturity date 1XXX/XX52. The deferred principal balance is in the amount of xx.	Origination Appraisal Affiliated Business Disclosure Final Truth in Lending Discl. Right of Rescission Credit Application Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Age of Loan Loan Value: 102 Tape Value: 103 |---| -1 |----| -0.01% Comment: As per modification age of loan is 102. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX12   Tape Value: XX/XX/XX12   Variance: 58 (Days)   Variance %:    Comment: As per modification date of last modification is 1XXX/XX12.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 514   Variance: -34   Variance %: -0.07%   Comment: As per modification terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note there is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: 00010000000001000000000   Variance:    Variance %:    Comment: Payment history string is 0001000000. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 00000000000000000000000'   Variance:    Variance %:    Comment: Payment history string reversed is 0001000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: 1003 is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX52 Tape Value: 1XXX/XX39 Variance: -4688 (Days) Variance %: Comment: As per note maturity date is 1XXX/XX52. Tape Source: Initial Tape Type:	B	* Excessive Property Damage Noted (Lvl 3) "According to the collection comment dated XX/XX/XX16, the subject property got damaged on XX/XX/XX16 due to the flood/water. The collection comments unable to confirm the nature of damage. The debtor filed claim for the same in the amount of xx and the insurance company “xx” releases the check xx in the amount of xx. The xx release next check in the amount of xx on XX/XX/XX16. According to the collection comment dated XX/XX/XX16, the debtor filed updated claim in the amount of xx and the insurance company “xx” again releases the check xx in the amount of xx. Based on the collection comments it is unable to confirm the estimated repair amount and also, unable to confirm which state whether the damage repaired. The BPO report is not available also; the latest collection comments does not have information regarding this property damage."
* Comment history is incomplete (Lvl 3)     "The servicing comment is available from 4XX/XX12 toXX/XX/XX18. However, we require the latest 24 months of servicing comment. The servicing comment is missing fromXX/XX/XX18 to XX/XX/XX18."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
Loan Data:0.000% Comparison Data:5.632%  Variance-5.632%"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
Loan Data:0.000% Comparison Data:5.632%  Variance-5.632%
This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.632%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method"
* Application Missing (Lvl 2)     ""Final loan application / 1003 is missing from the loan file.""
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18609795	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$71,300.00	Not Applicable	5.375%	xx	XX/XX/XX14	Financial Hardship	The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated on xx with xx.
No chain of assignment found.
There are seven water/sewer liens found in the total amount of xx in favor of xx
The senior mortgage of amount xxx is available in favor of xx
There are multiple judgments found against the borrower in the amount of xxhe five judgments are in the total amount of xx in xx and another judgment of amount xx in favor of xx.
There are child support liens also exist against the borrower in the total amount of xx in favor of xx
The review of the payment history shows that, the borrower is current with the loan and the next due date is for 1XXX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 9XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 5.375%. Currently, the borrower has been making the payments as per modification, which was made on xx.	Collections Comments:The review of comment history shows that, the borrower is current with the loan.
The borrower xx had filed the bankruptcy under chapter xx with the Case#xx, dated xx.
The plan was confirmed on 1XXX/XX14 and discharged onXX/XX/XX17. The POC was filed on xx, the amount of claim is xx and amount of arrearage is xx. The motion for relief was filed on 1XXX/XX15.
The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 9XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 5.375%. Currently, the borrower has been making the payments as per modification, which was made on xx.
As per the modified terms, the new unpaid principle balance is xxxx0 out of which, the borrower promises to pay the interest bearing amount of xxxx0 at the interest rate of 5.375% with the modified P&I of xx.
The first payment date was due on XXX/XX14 and the new maturity date is XXX/XX54.
There is no deferred balance stated.
The property has been occupied by the owner itself.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower  xx had filed the bankruptcy under xx with the xx, datedXX/XX/XX14.
The plan was confirmed on 1XXX/XX14 and discharged onXX/XX/XX17. The POC was filed onXX/XX/XX14, the amount of claim is xx and amount of arrearage is xxThe motion for relief was filed on 1XXX/XX15. The case is closed onXX/XX/XX17.	The modification agreement was done on xx, between the (borrower) xx and the (lender) xx.
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xx. The new interest rate is 5.375% and P&I is xx. The first payment date was due on XXX/XX14 and the new maturity date is XXX/XX54.
The loan has been modified once science  the origination.
Notice of Servicing Transfer Credit Application	Field: Age of Loan Loan Value: 101 Tape Value: 102 |---| -1 |----| -0.01% Comment: The age of loan is 101. However the tape shows that it is 102. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is evidence of bankruptcy.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per Note there is no middle name of borrower.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Last name of borrower as per Note is xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 528   Variance: -48   Variance %: -0.09%   Comment: The modification stated term is xx. However the tape shows that it is 528.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011111100123210   Variance:    Variance %:    Comment: The payment history string is 000000000000. However the tape shows that it is 00000000000111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 01232100111111000000000'   Variance:    Variance %:    Comment: The payment history string reversal is 000000000000. However the tape shows that it is 01232100111111.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: Unavailable   Tape Value: 36%   Variance:    Variance %:    Comment: Final Application Missing   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx  Tape Value: xx   Variance: xxx3   Variance %: 0.00%   Comment: The principal balance stated in mod is xx However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: xx Tape Value: XXX/XX30 Variance: -8766 (Days) Variance %: Comment: The stated maturity date is xx. However the tape shows that it is XXX/XX30. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per updated title report datedXX/XX/XX18 the subject mortgage is in lower lien position as there are seven water/sewer liens found against subject property total in the amount of xx in favor of City of xx. The subject property is located in PA state which is a super lien state. There is a possibility of FC by above said liens."	* Title Review shows major title concern (Lvl 3) "The Updated-title report datedXX/XX/XX18 shows the subject mortgage was originated on XX/XX/XX09 with xx & xx (borrower) and (lender) xx, N.A, in the amount of xxhe subject mortgage was recorded on XX/XX/XX09. There is a open senior mortgage found recorded on 4XX/XX78 in the amount of xx. The final title policy does not shows any senior mortgage. The Final HUD-1 is not showing any payoff towards this mortgage. There is no release or satisfaction found for above said senior mortgage. Possible title claim can be filed."
* Comment history is incomplete (Lvl 3)     "Comment history is available fromXX/XX/XX11 toXX/XX/XX18. However we require latest 24 months Comment history. Comment history is missing from 7XX/XX18 till 9XX/XX18."
* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on 6XX/XX13. The death certificate found (xx)."	* Missing Required Disclosures (Lvl 2) "The initial Escrow Account Disclosure and List of Service Provider Disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77286266	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,090.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.213%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX14	$161,321.86	$48,396.56	4.500%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx. No active judgment or liens found pending. First installment of 2017 summer combined taxes has been paid. Second installment of 2017 winter combined taxes has been paid. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XXX/XX18. The current unpaid principal balance is xx with current P&I xx and current rate 4.50%.	Collections Comments:The loan is performing and current. The borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XXX/XX18. The loan was modified on 1XXX/XX14 with new modified principal balance of xxx. The borrower xx had filed the bankruptcy under chapter xx with case#xx on xx. The debtor was discharged on XX/XX/XX18. The plan was confirmed on XX/XX/XX13. The bankruptcy was terminated on XX/XX/XX18. As per xx plan dated XX/XX/XX13, the debtor shall pay xx bi-weekly. The POC was filed on XX/XX/XX15 with POC amount of xx and amount of arrearage xx. As per collection comment, the foreclosure was initiated on loan. As per comment dated XX/XX/XX14, the sale was scheduled for xx. The sale was postponed due to loss mitigation program. The reason for default is curtailment of income. The borrower wants to keep the property. The available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx with case#xx on xx.Schedule D of voluntary petition dated on XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The debtor was discharged on XX/XX/XX18. The plan was confirmed on XX/XX/XX13. The bankruptcy was terminated on XX/XX/XX18.As per xx plan dated XX/XX/XX13, the debtor shall pay xx bi-weekly. The POC was filed on xx with POC amount of xx and amount of arrearage xx.	The loan was modified on 1XXX/XX14 with new modified principal balance of xxx. The new modified rate is 4.500 % and borrower promises to pay P&I in the amount of xx beginning XXX/XX15 . The new principal balance is xx. The maturity date is XXX/XX55. There is a deferred principal balance in the amount of xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 151 Tape Value: 152 |---| -1 |----| -0.01% Comment: Age of loan is 151; however tape shows 152 Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 590   Variance: -110   Variance %: -0.19%   Comment: Modification stated term is 480; however tape shows 590   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative amort potential is not applicable , tape shows No   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000010000   Tape Value: 00010000000001100010000   Variance:    Variance %:    Comment: Payment history string is 000000010000, tape shows 00010000000111000000100   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000010000000   Tape Value: 00001000100000000000000'   Variance:    Variance %:    Comment: Payment history string reversed is 000010000000, tape shows 00001000100000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 37%   Variance:    Variance %: 0.00%   Comment: Post close DTI per 1003 is 37.210%, tape shows 37.210%   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Purpose of refinance per application is cash out, tape shows debt consolidation   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX55 Tape Value: 1XXX/XX35 Variance: -7001 (Days) Variance %: Comment: Stated maturity date is XXX/XX55, tape shows 1XXX/XX35 Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of voluntary petition dated on XX/XX/XX12 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The bankruptcy has been dismissed."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
MI Borrowers Bill of Rights,
MI Consumer Caution and
Homeownership Counseling Notice,
Choice of Insurance Agent"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan files"
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31557036	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,261.88	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.427%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$206,245.87	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	xx

The Subject Mortgage is at second lien as there is one senior mortgage originated by the borrower on the subject property in the amount of xx in favor of xx.
No release found for above said senior mortgages.  Final HUD-1 does not show pay off for above said senior mortgage. The Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed. It can be cure if release of mortgage is made and recorded.

Judgments and liens against the borrower as follow:
First was recorded onXX/XX/XX15 in the amount of xx in favor of xx
Second was recorded on 8XX/XX14 in the amount of xx in favor of xx
Third was recorded onXX/XX/XX18 in the amount of xx in favor of xx
There are total 5 state tax liens against the borrower in favor of xx total in the amount of xx which were recorded in betweenXX/XX/xx01-XX/XX/xx17.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.

According to the review of updated title report datedXX/XX/XX18, xx. The lien was searched by the name of borrower. However the related document available in the loan file does not reflect the SSN/DOB/property address of the subject borrower, hence it is unable to verify that the lien is against the subject property.
There can be a possibility of foreclosure due to the unpaid non mortgage lien. This can be cured if the lien will paid off with late charges and penalties. To confirm the borrower identity, we called on xx

Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on xx and Located at xx.	Collections Comments:According to servicing comments the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on xx and Located at xx.
The Loan Modification agreement was made on an effective date of xx between xx (borrower) and xx (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.50 % with P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX17 and ends with the maturity date of XXX/XX57.
The borrower had filed bankruptcy dated on xx under chapter xx with case no# xx. The amended plan filed onXX/XX/XX15 has been confirmed on 1XXX/XX15 and according to the order confirming plan the subject claim is secured and the does not include in plan as the claim shall pay outside the bankruptcy by the debtor directly to the creditor xx

No information was found regarding foreclosure. The borrower intention is to keep the subject property.
As per the collection comment datedXX/XX/XX14, the reason for default is excessive obligations.
As per the collection comment dated XX/XX/XX16, the subject property is owner occupied. No damage and repairs are found.

The Subject Mortgage is at second lien as there is one senior mortgage originated by the borrower on the subject property in the amount of xx in favor of xx which was recorded on 9XX/XX06.
No release found for above said senior mortgages.  Final HUD-1 does not show pay off for above said senior mortgage. The Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed. It can be cure if release of mortgage is made and recorded.

According to the review of updated title report datedXX/XX/XX18, there is one DOJ (USA) lien against the name of borrower in favor of xx total in the amount of xx which was recorded onXX/XX/XX12. The lien was searched by the name of borrower. However the related document available in the loan file does not reflect the SSN/DOB/property address of the subject borrower, hence it is unable to verify that the lien is against the subject property.
There can be a possibility of foreclosure due to the unpaid non mortgage lien. This can be cured if the lien will paid off with late charges and penalties. To confirm the borrower identity, we called on xx, but the call goes on voice mail.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on xx under chapter xx with case no# xx. The amended plan filed onXX/XX/XX15 has been confirmed on 1XXX/XX15 and according to the order confirming plan the subject claim is secured and the does not include in plan as the claim shall pay outside the bankruptcy by the debtor directly to the creditor xx.	The Loan Modification agreement was made on an effective date ofXX/XX/XX17 between xx (borrower) and xx (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.50 % with P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX17 and ends with the maturity date of XXX/XX57.
Origination Appraisal
Initial Escrow Acct Disclosure
Good Faith Estimate
Right of Rescission
Final Truth in Lending Discl.
Credit Application
Missing Required State Disclosures
Notice of Servicing Transfer
Affiliated Business Disclosure	Field: Age of Loan Loan Value: 100 Tape Value: 101 |---| -1 |----| -0.01% Comment: As per the original note the age of loan is 100. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 565   Variance: -85   Variance %: -0.15%   Comment: As per the mod agreement the modification stated term is 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000112   Tape Value: 00000001999987655444321   Variance:    Variance %:    Comment: As per the payment history report the payment history string is 000000000112.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211000000000   Tape Value: 12344455698999910000000'   Variance:    Variance %:    Comment: As per the payment history report the payment history string reversed is 211000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the original note the property street address is xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: XXX/XX40 Variance: -6238 (Days) Variance %: Comment: As per the mod agreement the maturity date is XXX/XX57. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the review of updated title report datedXX/XX/XX18 the subject mortgage is at lower lien position as there is one DOJ (USA) lien against the name of borrower in favor of xx total in the amount of xx which was recorded onXX/XX/XX12. The lien was searched by the name of borrower. However the related document available in the loan file does not reflect the SSN/DOB/property address of the subject borrower, hence it is unable to verify that the lien is against the subject property.
There can be a possibility of foreclosure due to the unpaid non mortgage lien. This can be cured if the lien will paid off with late charges and penalties. To confirm the borrower identity, we called on xx, but the call goes on voice mail."
* Title Review shows lien by DOJ_Department of Justice (Lvl 4)     "According to the review of updated title report datedXX/XX/XX18, there is one DOJ (USA) lien against the name of borrower in favor of xx total in the amount of xx which was recorded onXX/XX/XX12. The lien was searched by the name of borrower. However the related document available in the loan file does not reflect the SSN/DOB/property address of the subject borrower, hence it is unable to verify that the lien is against the subject property.
There can be a possibility of foreclosure due to the unpaid non mortgage lien. This can be cured if the lien will paid off with late charges and penalties. To confirm the borrower identity, we called on xx, but the call goes on voice mail."	* Title Review shows major title concern (Lvl 3) "According to the Updated Title Report datedXX/XX/XX18, the Subject Mortgage was originated onXX/XX/XX10 and it was recorded onXX/XX/XX10. There is one senior mortgage originated by the borrower on the subject property in the amount of xx in favor of xx which was recorded on 9XX/XX06. No release found for above said senior mortgages. Final HUD-1 does not show pay off for above said senior mortgage. The Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed. It can be cure if release of mortgage is made and recorded."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the borrower."
* Title issue (Lvl 3) "The "Successor and/or Assignee" clause is missing from the short form title policy."	* Missing Appraisal (Lvl 2) "Appraisal Report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final Good Faith Estimate is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk indicator is "Moderate" as this loan failed the TILA APR test and This loan failed the TILA right of rescission test and This loan failed the RESPA originator compensation validation test.
TILA APR Test: FAIL loan data:0.000% Comparison data:5.371% variance:-5.371%.
Final TIL is missing from the loan files. However, APR updated as 0.000% hence, annual percentage rate is less than stated original rate."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission Document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the xx and the required below disclosure is missing from the loan file.
1.Affidavit of Consideration"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document form is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report datedXX/XX/XX18 there are total 5 state tax liens against the borrower in favor of xx total in the amount of xx which were recorded in betweenXX/XX/XX01-XX/XX/XX17. The related documents does not reflect SSN/DOB of the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.371%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL loan data:0.000% Comparison data:5.371% variance:-5.371%.
Final TIL is missing from the loan files. However, APR updated as 0.000% hence, annual percentage rate is less than stated original rate.

This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) , transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation. The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last.

This loan contains a fee or fees where "compensation to" is set to either "Lender" or "Broker," but this fee or fees should not be retained by the lender or broker.
Line 801 "Our Origination Charge" should include all charges received by the loan originator(s), except any charge for the specific interest rate chosen (points) that are entered in line 802 "Your Credit or Charge." In addition, per diem interest and additional settlement charges not included in other sections which are disclosed in the 1300 series may be retained by the originator(s).
All items in the 1000, 1100, and 1200 series should not be retained by the lender or broker. Additionally, fees for third party services that the lender requires and selects (lines 804 - 807), mortgage and homeowner's insurance premiums (lines 902 - 903), and required services that you can shop for in the 1301 section should not be retained by the lender or broker."
																																																																																								* Initial Good Faith Estimate is Missing (Lvl 2) "Initial Good Faith Estimate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51991228	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,828.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$162,445.27	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	According to the Updated title report datedXX/XX/XX18, the subject mortgage was originated on xx
No assignments have been found as per the Updated title report. However, the latest assignment is with our lender xx
No active judgments or liens have been found.
The city 1st installment has been paid in the amount of xx and 2nd, 3rd, and 4th installments are due in the total amount of xx on 1XXX/XX18,XX/XX/xx19 and 6XX/XX19 respectively.
No prior years delinquent taxes have been found.
According to the latest payment history as ofXX/XX/XX18, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement which was made on xx.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement dated xx.
The loan had been modified on xx. The unpaid principal balance is xx with the interest rate of 4.625%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX14. The maturity date will be on 5XX/XX54.
According to the PACER, the borrower xx has filed bankruptcy under chapter-xx with the case#xx on XX/XX/XX16 and the plan was confirmed on XX/XX/XX16. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the 60 months. The first  29 months in the amount of xx and remaining 31 months in the amount of xx. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.
According to the servicing comments, the foreclosure activity has not been initiated.
The latest comments do not show any occupancy information.
No BPO and inspection reports have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx has filed bankruptcy under chapter-xx with the case# xx on XX/XX/XX16 and the plan was confirmed on XX/XX/XX16. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the 60 months. The first  29 months in the amount of xx and remaining 31 months in the amount of xx. The POC was filed on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX18.

The Loan modification agreement was made on xx, between the borrower xx and the lender xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.625%, beginning from XX/XX/XX14 till the maturity date XX/XX/XX54. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.

Missing Required State Disclosures
Right of Rescission
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Good Faith Estimate
Affiliated Business Disclosure
Final Truth in Lending Discl.
Credit Application
Origination Appraisal	Field: Age of Loan Loan Value: 90 Tape Value: 91 |---| -1 |----| -0.01% Comment: The age of loan is 90 as per the Note; however, tape data reflects with 91. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value:XX/XX/XX14   Variance: -1 (Days)   Variance %:    Comment: The doc date of last modification isXX/XX/XX14; however, the tape reflects it asXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 521   Variance: -41   Variance %: -0.08%   Comment: The modification stated term as per the Modification agreement are 480; however, tape data reflects with 521.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is conventional fixed.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000111   Tape Value: 00000001110000101010000   Variance:    Variance %:    Comment: The string of the payment history is 000000000111; however, the tape reflects it as 00000001110.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111000000000   Tape Value: 00001010100001110000000'   Variance:    Variance %:    Comment: The reversed string of the payment history is 111000000000; however, the tape reflects it as 000010101000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX54 Tape Value: 1XXX/XX40 Variance: -4899 (Days) Variance %: Comment: The Stated maturity date was 1XXX/XX40 as per the Note; however, after modification of the loan, it change to 5XX/XX54. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx,xx.00. The value of collateral that support the claim amount is xx,xx.00. There are no comments indicating a cram down.”"
* Title issue (Lvl 3) "xx / It's successors and or assigns clause is missing in short form title policy. Terms and conditions sheet is not available with short form title policy for checking 12C clause."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx state. The following required state disclosures are missing from the loan file.
1. Choice of Settlement Agent Disclosure.
2. Copy of Appraisal or Statement of Appraised Value."
* Missing Required Disclosures (Lvl 2)     "The List of service providers is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is not executed by the both borrowers."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Note date different from HUD-1  (Lvl 2)     "The loan was originated on XX/XX/XX10; however, the HUD-1 is executed on 1XXX/XX10."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: FAIL, Loan Data: 0.000%, Comparison Data; 4.644% & Variance:-4.644%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 4.639%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Application Not Signed by All Borrowers (Lvl 2)     "The final application is missing from the loan file. However, values are updated from unsigned application which was located at "1712837871_315408_LOAN.pdf xx""
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date is XX/XX/XX10; however, the loan origination date is XX/XX/XX10, which is not consistent with the Note and/or HUD."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file. However, values are updated from unsigned application which was located at xx.
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51673292	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,675.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.918%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$233,243.88	$12,000.00	3.250%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment has been completed. There is a junior mortgage in the amount of xx which was recorded on XX/XX/xx07 with xx in the amount of xx which was recorded on xx The subordination agreement is available for junior mortgage. No active judgments or liens found pending. Updated title report does not show any tax information. Tax certificate is required for current tax status. As per Tax cert, the estimated taxes are xx.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 09XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement. The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx.	Collections Comments:The loan is current and performing. The borrower is making regular payments and the next due is on 09XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX18. The borrower has been paying as per the loan modification agreement. The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx. As per collection comments, it seems that the foreclosure was initiated on loan. As per collection comment dated XX/XX/XX15, the HAMP was denied ad foreclosure was originated. As per collection comment dated 1XXX/XX16, the loan is active in foreclosure and no sale date was scheduled. No further comments found regarding the same. The debtor xx had filed the bankruptcy under chapter xx on xx. The voluntary petition was filed on 04XX/XX17. As per amended chapter xx plan dated 1XXX/XX17, the debtor shall pay to the trustee the sum of xx per month for 2 months, then xx per month for 3 months, then xx per month for 1 month, then xx per month for 54 months. The plan was confirmed on 0XXX/XX18. The POC was filed on xx with POC amount of xx.The loan was modified on xx. According to the modified terms, the new principal balance is in the amount of xx. The amount xxx00 of the new principal balance shall be deferred. The interest bearing amount will be xx. The borrower promises to pay xx with the rate of interest starting with 3.250% beginning from 9XX/XX17. The new maturity date is 8XX/XX57.The latest BPO report is not available in the loan file to determine the occupancy and current condition of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The debtor xx had filed the bankruptcy under chapter xx with xx. The voluntary petition was filed on 04XX/XX17. As per amended xx plan dated 1XXX/XX17, the debtor shall pay to the trustee the sum of xx per month for 2 months, then xx per month for 3 months, then xx per month for 1 month, then xx per month for 54 months. The total of plan payments is xx. The plan was confirmed on 0XXX/XX18. The POC was filed on xx with POC amount of xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx between the borrower xx and the lender xx According to the modified terms, the new principal balance is in the amount of xx. The amount xxx00 of the new principal balance shall be deferred. The interest bearing amount will be xx. The borrower promises to pay xx with the rate of interest starting with 3.250% beginning from 9XX/XX17. The new maturity date is 8XX/XX57.	Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 90 Tape Value: 91 |---| -1 |----| -0.01% Comment: Age of loan is 90. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 560   Variance: -80   Variance %: -0.14%   Comment: As per the loan modification agreement, te stated terms are 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000011   Tape Value: 00000001015444332322321   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000111. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000000000   Tape Value: 12322323344451010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 111000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 35%   Tape Value: 64%   Variance:    Variance %: -28.97%   Comment: As per the application, post close DTI is 34.918%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX57 Tape Value: 1XXX/XX40 Variance: -6087 (Days) Variance %: Comment: As per the loan modification agreement, the maturity date is 8XX/XX57. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Ease risk indicator is moderate as loan is failing for Pennsylvania license validation test."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test. (PA HB 2179 Section 6111)
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57796189	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,247.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a senior mortgage on subject property in the favor of in the amount of xx which was recorded on XX/XX/XX04. But the subordination agreement is available in the loan file located at xx, and also the schedule B of final title policy at origination shows details of subordination and state that the senior mortgage is subordinates to the insured mortgage.
No any active judgments or liens found against the borrower/subject property.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.125% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making the payments as per the original note terms.

Collections Comments:According to the servicing comments, the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.125% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making the payments as per the original note terms.

The borrower had filed bankruptcy dated on xx under chapter xx then the plan was converted to xx on xx and the current chapter plan is 13 with case no# xx. The amended plan was filed onXX/XX/XX14 which has been confirmed on XX/XX/XX14 and according to the plan the monthly payment is xx to subject creditor and total arrears xx also shall pay through the plan with monthly payment of xxx1 for 60 months. POC was filed on xx with the claim amount of xx and amount of arrears is xx.
Schedule D of Voluntary Petition Filed on 5XX/XX04 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.

The servicing comments does not reflect the damage to property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on xx under chapter xx then the plan was converted to xx on xx and the current chapter plan is xx with case no# xx. The amended plan was filed onXX/XX/XX14 which has been confirmed on XX/XX/XX14 and according to the plan the monthly payment is xx to subject creditor and total arrears xx also shall pay through the plan with monthly payment of xxx1 for 60 months. POC was filed on xx with the claim amount of xx and amount of arrears is xx.
Schedule D of Voluntary Petition Filed on 5XX/XX04 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.
Not Applicable	Origination Appraisal Notice of Servicing Transfer Mortgage Insurance Missing Required State Disclosures	Field: Lender Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects lender name as xx. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX40   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: There is no modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: XX/XX/XX10   Tape Value: 7XX/XX10   Variance: -152 (Days)   Variance %:    Comment: The apparaosal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 00000001000000001000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 00000010000000010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 010000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 30%   Tape Value: 35%   Variance:    Variance %: -5.06%   Comment: Post close DTI is 39.428%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.03% Comment: There is no junior lien. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of Voluntary Petition Filed on 5XX/XX04 shows that the amount of secured claim without deducting the value of collateral xx,xx and the value of collateral that supports this claim is xx,xx; however, the unsecured portion is xx."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "This is conventional loan and LTV exceeds 100.00% hence required the MI Cert which is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "As the appraisal value is less than loan amount, the LTV/CLTV exceeds 104.00%."
* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx and the required "Choice of Insurance Agent" disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)
																																																																																									* Property address changed since origination - address on updated title different from note (Lvl 1) "The subject property address on Note and all documents at origination is "xx"; however the latest state tax report shows property address as "xx". Both address have same location."	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61885637	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,459.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	43.758%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$112,175.00	Not Applicable	4.875%	xx	XX/XX/XX17	Financial Hardship	xx 2018 taxes are due in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is Currently performing. According to the payment history as ofXX/XX/XX18, the borrower is making regular payments. The last payment was received onXX/XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default was Excessive Obligations. The subject property has been occupied by the owner. The borrowers intention is to keep the property.
The modification agreement was made between Lender xx and Borrower xx on xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 4.875 % beginning from XXX/XX17 with a maturity date of XXX/XX57.
According to the PACER, the borrower had filed bankruptcy under chapter- xx  with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx semi-monthly under xx. However case was discharged on XX/XX/XX17.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter- xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx semi-monthly under xx. However case was discharged on XX/XX/XX17.	This modification agreement was made between Lender xx and Borrower xx on xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 4.875 % beginning from XXX/XX17 with a maturity date of XXX/XX57.	Affiliated Business Disclosure Good Faith Estimate Missing Required State Disclosures	Field: Age of Loan Loan Value: 88 Tape Value: 89 |---| -1 |----| -0.01% Comment: The age of loan is 88.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The bankruptcy chapter xx was filled on xx and discharged on xx.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 552   Variance: -72   Variance %: -0.13%   Comment: Modification stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001111101001   Tape Value: 00000000665432100443322   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 001111101001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100101111100   Tape Value: 22334400143456600000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 10010111110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 44%   Variance:    Variance %: -0.00%   Comment: As per Application DTI is 43.758%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: The Application reflects the Purpose as Cash Out - Other. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX57 Tape Value: XXX/XX41 Variance: -5844 (Days) Variance %: Comment: As per modification maturity date is XXX/XX57. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Brokerage/Finder Fee Test: FAIL Loan Data xx Comparison Data xx Variance +xx"
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Good faith Estimate is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosures are missing from the loan file.
1.Placement of Insurance Disclosure
2.Availability of Title Insurance
3.TN Consent to Disclosure of Insurance Information
4.Choice of Agent/insurer
5.Insurance Solicitation/Post Commitment"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The compliance ease test failed the brokerage/finder fee test."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20228573	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,396.80	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	30.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	41.205%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$246,762.59	Not Applicable	5.375%	xx	XX/XX/XX17	Financial Hardship	xx The 2017 annual taxes have been paid in the amount of xx and 2018 1st and 2nd installment taxes have been due in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 9XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the xx mod agreement.
Collections Comments:As per the collection comments, the borrower is current with the loan and the next payment is due for 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 9XX/XX18. As per the review of the PACER report, the borrower xx had filed bankruptcy under chapter xx with the case #xx on xx. The debtor was dismissed on XX/XX/XX17 and the case was terminated on XX/XX/XX17.
The foreclosure was initiated and the file was referred to an attorney on xx. No further details have been found.
As per the Notice of Trustee Sale’s located at xx.
 The RFD is unable to determine. The loan was modified once since origination, the borrower has been making his payments as per the xx mod terms. As per the comment dated XX/XX/XX17, the property is unknown occupied. No repairs and damages have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx.
As per the Notice of Trustee Sale’s located at xx.

Bankruptcy Comments:As per the review of the PACER report, the borrower xx had filed bankruptcy under chapter xx with the case #xx on xx. As per the amended plan xx filed on xx, the debtor shall pay the trustee xx each month for 2-60 months. The POC was filed on xx with its secured amount as xx and the arrearage amount is xx.
The debtor was dismissed on XX/XX/XX17 and the case was terminated on XX/XX/XX17.	This loan modification agreement was made between (borrower) xx and (Lender) xx on xx.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 5.375%, beginning from 8XX/XX17 and the maturity is dated 7XX/XX57.
Affiliated Business Disclosure Notice of Servicing Transfer Good Faith Estimate Mortgage Insurance	Field: Age of Loan Loan Value: 88 Tape Value: 89 |---| -1 |----| -0.01% Comment: The age of loan is 88.Howevre tape data reflects 89. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the note the borrower last name is xx   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the documents, the fcl as initiated. Tape reflects as No.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 557   Variance: -77   Variance %: -0.14%   Comment: As per modification agreement, loan original maturity terms are 480 months. However, the tape data reflects 557 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per the Loan file,MI certificate is missing.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note there is no negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000010099999999998   Variance:    Variance %:    Comment: As per payment history string is 00000000001 However, the tape data reflects string is 00000000000010099999999998.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 89999999909001000000000'   Variance:    Variance %:    Comment: As per payment history string reversed is 10000000000 However, the tape data reflects string is 8999999909001000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 41%   Tape Value: 40%   Variance:    Variance %: 1.02%   Comment: As per 1003 application report, the Post-close DTI is 41.205%. However, the tape data reflects 40.180%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per the application. the purpose of transaction is lower rate or term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX57   Tape Value: XXX/XX41   Variance: -5994 (Days)   Variance %:    Comment: As per modification, stated maturity date is 7XX/XX57. However, the tape data reflects on XXX/XX41.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per the appraisal report, the subject property type is xx. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The loan type is conventional. Tape reflects MI coverage percentage as 30.00%. However, the MI certificate is missing from the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "As per the appraisal report, the appraisal value is xx which is less than loan amount xx. So, the CLTV exceeds 100%."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The loan was originated onXX/XX/XX11 and the HUD-1 was datedXX/XX/XX11."
* Property Damage (Lvl 2)     "As per the servicing comments dated XXX/XX18, the property had damage due to xx.The borrower stated property had damages and currently working on getting an estimated cost  of damages and repairs.
 No comments have been found stating these damages have been repaired."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99701171	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,246.15	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$62,802.65	Not Applicable	5.500%	xx	XX/XX/XX16	Financial Hardship	The updated title report dated 1XXX/XX18, shows that the subject mortgage was originated on xx
No active judgments or liens have been found.
2017 combined annual taxes have been paid in the amount of 1,196.30.	According to the payment history as of XX/XX/XX18, the borrower is making payments regularly and the payment next due date is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The current P&I is xx and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection and currently is performing.
According to the payment history as of XX/XX/XX18, the borrower is making payments regularly and the payment next due date is 1XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The current P&I is xx and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx with the case# xx on xx and the plan was confirmed on XX/XX/XX12. Schedule D in voluntary petition datedXX/XX/XX12 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on xx in the secured claim amount xx. xx plan was filed onXX/XX/XX12 which shows that subject mortgage shall pay xx monthly for 60 months through the bankruptcy. The plan was confirmed on XX/XX/XX12.  As per Order on motion to approve xx, shows that  loan modification was approved  with new UPB xx and with rate of interest 5.55, PI&I xx beginning from XXX/XX16 to XXX/XX56. As per trustee final report dated xx, the subject mortgage principal was paid in the amount of xx through the bankruptcy. This case was discharged onXX/XX/XX17 and was terminated onXX/XX/XX17.
There is no foreclosure activity found in the loan in recent 24 months.
Comment datedXX/XX/XX17 states that, borrower called regarding disaster relief program. She said claimed for some damage, but her and her family are fine. She declined the disaster relief program. Comment datedXX/XX/XX17 shows that FC referral was placed on hold for xx. No damages amounts or estimated repairs amount have been found. No further details have been found. No latest BPO report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx with the case# xx on xx and the plan was confirmed on XX/XX/XX12. Schedule D in voluntary petition datedXX/XX/XX12 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on xx in the secured claim amount xx. xx plan was filed onXX/XX/XX12 which shows that subject mortgage shall pay xx monthly for 60 months through the bankruptcy. The plan was confirmed on XX/XX/XX12. As per Order on motion to approve xx, shows that loan modification was approved with new UPB xx and with rate of interest 5.55, PI&I xx beginning from XXX/XX16 to XXX/XX56. As per trustee final report dated xx, the subject mortgage principal was paid in the amount of xx through the bankruptcy. This case was discharged onXX/XX/XX17 and was terminated onXX/XX/XX17.	According to the modification, the loan was modified on XXX/XX16 between the borrower xx and xx The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.500% and the borrower promises to pay P&I in the amount of xx beginning from XXX/XX16. The maturity date as per modification is XXX/XX56. This loan was modified once.	Initial Escrow Acct Disclosure
Credit Application
Right of Rescission
Good Faith Estimate
Origination Appraisal
Notice of Servicing Transfer
Final Truth in Lending Discl.
Missing Required State Disclosures	Field: Age of Loan Loan Value: 87 Tape Value: 88 |---| -1 |----| -0.01% Comment: According to note age of loan is 87 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy was discharged.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 539   Variance: -59   Variance %: -0.11%   Comment: As per modification stated terms are 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: As per payment history reverse string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX56 Tape Value: XXX/XX41 Variance: -5450 (Days) Variance %: Comment: As per note maturity date is XXX/XX56. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX11 toXX/XX/XX18 which are incomplete as we require latest 24 months collection comments. Collection comments are missing fromXX/XX/XX18 toXX/XX/XX18."
* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing in Short form title policy. It can be cure by adding addendum to short form title policy."	* Describe the BK payment plan (Lvl 2) "According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx with the case# xx on xx and the plan was confirmed on XX/XX/XX12. Schedule D in voluntary petition datedXX/XX/XX12 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx onXX/XX/XX12 in the secured claim amount xx. xx plan was filed onXX/XX/XX12 which shows that subject mortgage shall pay xx monthly for 60 months through the bankruptcy. The plan was confirmed on XX/XX/XX12. As per Order on motion to approve xx, shows that loan modification was approved with new UPB xx and with rate of interest 5.55, PI&I xx beginning from XXX/XX16 to XXX/XX56. As per trustee final report dated xx, the subject mortgage principal was paid in the amount of xx through the bankruptcy. This case was discharged onXX/XX/XX17 and was terminated onXX/XX/XX17."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "Comment datedXX/XX/XX17 states that, borrower called regarding disaster relief program. She said claimed for some damage, but her and her family are fine. She declined the disaster relief program. Comment datedXX/XX/XX17 shows that FC referral was placed on hold for xx. No damages amounts or estimated repairs amount have been found. No further details have been found. No latest BPO report is available in the loan file."
* Application Missing (Lvl 2)     "Final Application / 1003 is missing from the loan file. However, data is captured form initial application located xx
* XXX Risk Indicator is "Moderate" (Lvl 2)     "ComplianceRisk Indicator is Moderate due to
This loan failed the TILA APR test.
This loan failed the TILA right of rescission test."
* Loan has been determined to have an unsecured debt (Lvl 2)     "According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx with the case# xx on xx. Schedule D in voluntary petition datedXX/XX/XX12 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. This case was discharged onXX/XX/XX17 and was terminated onXX/XX/XX17."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final good faith estimate is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial good faith estimate is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. Following disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. Final TIL is missing from the loan file. Loan data 0.000% Comparison data 5.700% Variance -5.700%.
																																																																																								This loan failed the TILA right of rescission test."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74706976	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,090.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	41.117%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The reviews of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/XX11 and xx
The chain of assignment has been completed. Currently, the assignment is from xx
There are no judgments and liens found against borrower and subject property.
County taxes have been paid in total amount of xx for the year 2016-2017.
County taxes have been due in amount of xx for the year 2017.
No delinquent taxes are found.
According to the payment history, the borrower is not delinquent and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on 9XX/XX18. As per the payment history, the new UPB is xx. Currently the payment was done as per the note terms.	Collections Comments:xx had filed for bankruptcy under chapter-xx with the case# xx on xx.
The plan was confirmed on XXX/XX15.
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx.
Voluntary petition was filed by the borrower xx on XX/XX/XX14.
 As per voluntary petition schedule D, the amount of claim without deducting value of collateral xx and the claim amount is xx and unsecured portion is xx.
Order confirming xx plan dated XX/XX/XX15, the debtor shall pay to the trustee sum of xx per month for 60 months (xx) payment plan beginning onXX/XX/XX15.
Motion for relief from automatic stay was filed on 9XX/XX16.
Currently the loan is in active bankruptcy.
No information is available to understand the current status of foreclosure process.
Review as per servicing comments dated from XX/XX/XX11 toXX/XX/XX18 state that the borrower has not been delinquent currently and the payment is due from 1XXX/XX18 as the borrower is not paying the P&I regularly. The last payment was received onXX/XX/XX18 in the amount of xx  The payment history states that the current UPB  is  xx. Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed for bankruptcy under chapter-xx with the case# xx on xx
The plan was confirmed on XXX/XX15.
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx.
Voluntary petition was filed by the borrower xx on XX/XX/XX14.
 As per voluntary petition schedule D, the amount of claim without deducting value of collateral xx and the claim amount is xx and unsecured portion is xx.
Order confirming xx plan dated XX/XX/XX15, the debtor shall pay to the trustee sum of xx per month for 60 months (xx) payment plan beginning onXX/XX/XX15.
Motion for relief from automatic stay was filed on 9XX/XX16.
Currently the loan is in active bankruptcy.
Not Applicable	Missing Required State Disclosures Good Faith Estimate	Field: Age of Loan Loan Value: 80 Tape Value: 81 |---| -1 |----| -0.01% Comment: As per the original note age of loan is 80 months. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX41   Variance:    Variance %:    Comment: No modification agreement was done from loan origination.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No modification agreement was done from loan origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: No modification agreement was done from loan origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000111000000000003   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 000000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 30000000000011100000000'   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is 100000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 43% Tape Value: 44% Variance: Variance %: -1.50% Comment: As per the applicaton document the post-close DTI is 42.584. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX14 shows amount of claim without deducting value of collateral is xx,xx and value of collateral is xx,xx; however unsecured portion remained as xx. Collection comments does not show any cram down."	* Missing Required State Disclosures (Lvl 2) "Below state disclosures are missing from the loan file.
Hazard Insurance Disclosure
Federal Consumer Credit Protection Act Disclosure
Insurance Freedom of Choice Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good Faith Estimate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81540532	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,440.99	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.027%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$226,883.03	$37,133.03	4.000%	xx	XX/XX/XX13	Financial Hardship	The Review of updated title report dated XX/XX/xx18; the subject mortgage was originated on xx
The chain of assignment is missing.
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx
Annual combined taxes are paid the amount of xx for the year 2018.
No delinquent taxes have been located for the prior year.
Provided payment history as of 1XXX/XX18, reveals that the loan is not in delinquent. The next due date for the payment is XX/XX/XX18. The borrower is making regular payments as per loan modification. The last payment of XX/XX/XX18 was received in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:xx had filed bankruptcy under Chapter-xx and the plan was confirmed onXX/XX/XX14.
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the xx the sum of xx for 60 months.
Schedule D in voluntary petition datedXX/XX/XX14 shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx. Collection comments does not show any cram down.
Notice of plan modification was filed onXX/XX/XX17 Should the proposed change be inacted, then your plan payment will increase to xx.
Latest status of FC was on hold due to active bankruptcy.
No information is available to understand the current status of foreclosure process.
Borrower wants to keep the property.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Review as per servicing comments dated fromXX/XX/XX15 to 9XX/XX18 state that the borrower has not been delinquent currently and the payment is due from 1XXX/XX18 as the borrower is not paying the P&I regularly. The last payment was received on 9XX/XX18 in the amount of xx. The payment history states that the current UPB  is  xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under xx and the plan was confirmed onXX/XX/XX14.
The POC was filed on xx with the secured claim amount of xx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the xx the sum of xx for 60 months.
Schedule D in voluntary petition datedXX/XX/XX14 shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx. Collection comments does not show any cram down.
Notice of plan modification was filed onXX/XX/XX17 Should the proposed change be inacted, then your plan payment will increase to xx.
Latest status of FC was on hold due to active bankruptcy.
Loan Modification agreement was made between borrower xx and xx on effective date of xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 4.0% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX13 and ends with the maturity date of XX/XX/XX53.	Missing Required State Disclosures Origination Appraisal	Field: Age of Loan Loan Value: 77 Tape Value: 78 |---| -1 |----| -0.01% Comment: &#xxD; The Age of loan is 77. Tape Source: Initial Tape Type:
Field: MI Company   Loan Value: Not Applicable   Tape Value: MGIC   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 35%   Variance:    Variance %:    Comment: The MI coverege amount is N/A.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 502   Variance: -22   Variance %: -0.04%   Comment: The modification stated terms is 480.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The Neg amort potential is N/A.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.38%   Comment: The original appraised value is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000100100021112113   Variance:    Variance %:    Comment: The payment history string is 000000000010.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 31121112010100100000000'   Variance:    Variance %:    Comment: The payment history string reversed is 010000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 33%   Tape Value: 49%   Variance:    Variance %: -16.37%   Comment: The Post close DTI per 1003. is 32.961%   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: The purpose of refinanvce per application is Lower rate or terms .   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX53 Tape Value: XXX/XX42 Variance: -4322 (Days) Variance %: Comment: The stated maturity date date is 1XXX/XX53.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition datedXX/XX/XX14 shows amount of claim without deducting value of collateral is xx,xx and value of collateral is xx,xx; however unsecured portion remained as xx. Collection comments does not show any cram down."	* Missing Required State Disclosures (Lvl 2) "Following state disclosures are missing from the loan file.
Amortization Schedule Disclosure
Credit Property Insurance Disclosure
Priority of Security Instrument Disclosure
Attorney Selection Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The risk indicator is Moderate due to TIL Disclosure Date Test: FAIL."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "There is no any single assignment of chain found in the updated title report dated on 1XXX/XX18."
* XXX TILA Test Failed (Lvl 2)     "The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and
The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction.
Or, the application date of the loan is before July 30, 2009, and
The loan is a "residential mortgage transaction" subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601
et seq.); and
The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer's
																																																																																								written application, whichever is earlier."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Failed (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50733013	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,980.09	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	37.193%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$108,325.35	$14,137.70	3.125%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx The chain of assignment has been completed as the current assignment is with xx No active judgments or liens found pending. Annual combined taxes of 2017 have been paid in the amount of xx. No prior year delinquent taxes found pending.	Review of payment history shows that the borrower is making the payments regularly. The last payment was made on XX/XX/XX18 in the amount of xx and that was applied for 9XX/XX18. The next payment is due for 1XXX/XX18. The current unpaid principal balance is xx. The borrower was making the payments as per modification agreement which was executed on xx.
Collections Comments:The loan is active in bankruptcy. The borrower xx had filed the bankruptcy under xx. The voluntary petition was filed on XX/XX/XX15. As per schedule D of voluntary petition dated XX/XX/XX15, the intention of borrower is to reaffirm. As per amended xx plan dated XX/XX/XX17, the debtor shall pay the xx per month for the remainder of the plan. An additional xx shall be paid to xx The plan was confirmed on XX/XX/XX17. The amended POC was filed on xx with POC amount of xx. As per collection comments, the foreclosure was initiated on loan. As per comment dated XX/XX/XX14, the foreclosure xx. No further comments found regarding the same. The borrower is making the payments regularly. The last payment was made on XX/XX/XX18 in the amount of xx and that was applied for 9XX/XX18. The next payment is due for 1XXX/XX18. The borrower was making the payments as per modification agreement which was executed on xx. The reason for default was illness and unemployment. As per comment datedXX/XX/XX, the subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:As per collection comments, the foreclosure was initiated on loan.  As per comment dated XX/XX/XX14, the foreclosure xx. No further comments found regarding the same.
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx. The voluntary petition was filed on XX/XX/XX15. As per schedule D of voluntary petition dated XX/XX/XX15, the intention of borrower is to reaffirm. As per amended xx plan dated XX/XX/XX17, the debtor shall pay the xx per month for the remainder of the plan. An additional xx shall be paid to xx. The plan was confirmed on XX/XX/XX17. The amended POC was filed on xx with POC amount of xx.	The Fixed modification agreement was made onXX/XX/XX17 between xx and xx on xx. As per the modified term the new principal balance of xx. The borrower promises to pay xx with a modified interest rate of 3.125 % beginning from 1XXX/XX17 with a maturity date of 1XXX/XX57. As per Modification agreement, the deferred balance is in the amount of xx and the interest-bearing amount is xx.
The loan has been modified twice since origination. The loan was first modified with UPB xx in the year xx. The modification agreement can be located at xx However, the borrower has been making the payment as per current modification which was executed on xx.
Good Faith Estimate Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 74 Tape Value: 75 |---| -1 |----| -0.01% Comment: As per Note document age of loan is 74. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER report Bankruptcy was filed on xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 546   Variance: -66   Variance %: -0.12%   Comment: As per Modification Term stated term 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note Document Loan was originated with the fixed interest rate. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000099999987654322   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 22345678999999000000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 37%   Variance:    Variance %: 0.00%   Comment: As per Final Application DTI per 1003 37.193%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: As per Note document property address street is xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX57 Tape Value: 4XX/XX42 Variance: -5662 (Days) Variance %: Comment: As per Modification document Maturity date is 1XXX/XX57. Tape Source: Initial Tape Type:	B	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx, however, the following state disclosure is missing from the loan file.
1.Explanation of Personal Obligation
2.Marital Property Act Disclosure
3.Pre-Application Fee Disclosure
4.Choice of Insurance Disclosure
5.Escrow Disclosure
6.Co-Signer Notice
																																																																																								7.Tattle Tale Notice under the Marital Property Act."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20453231	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$5,272.20	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	39.158%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$140,989.91	$42,296.97	4.250%	xx	XX/XX/XX17	Financial Hardship	xx
The chain of the assignment is missing.
There is no any outstanding liens/judgments against borrower/property.
Combined taxes have been paid in the total amount of xx for the year 2018-2019.
Combined taxes have been due in the total amount of 3963.75 for the year 2017.
No delinquent taxes have been located for the prior year.
According to payment history as of dated 1XXX/XX18, the borrower current with the loan and next due for 9XX/XX18. The last payment was received on 9XX/XX18 for the amount of xx with interest rate 4.250% which was applied on 8XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per modification agreement which was made on xx	Collections Comments:The loan was modified once since origination. The borrower making payment as per modification agreement which was made on xx between the borrower xx and lender xx According to modified terms, the new principal balance is xx. The borrower promise to pay for the amount of xx with interest rate 4.250% beginning on 8XX/XX17 till maturity date 7XX/XX57.
The borrower xx filed bankruptcy chapter xx.  The debtor was discharged onXX/XX/XX18 and terminated onXX/XX/XX18.
The foreclosure activity has not been initiated.
Comment datedXX/XX/XX17 states that there is some damages on outside of townhome, and the damage amount is not given. The nature of the damage is unavailable. No details were found regarding the insurance claim. Latest BPO report is also not present in the loan file.
Review as per servicing comments dated from 6XX/XX12 to 9XX/XX18 state that the borrower has not been delinquent currently and the payment is due from 9XX/XX18 as the borrower is not paying the P&I regularly. The last payment was received on 9XX/XX18 in the amount of xx.  The payment history states that the current UPB  is  xx. Borrower wants to keep the property.
Available servicing comment shows that the subject property is owner occupied and is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx  had filed bankruptcy under Chapter xx and the debtor was discharged onXX/XX/XX18.
The case was terminated onXX/XX/XX18.
Voluntary petition was filed onXX/XX/XX18 does not shows any unsecured portion.
Motion for relief from automatic stay was not filed.
Final decree was filed onXX/XX/XX18.	The loan was modified once since origination. The borrower making payment as per modification agreement which was made on xx between the xx and lender xx According to modified terms, the new principal balance is xx. The borrower promise to pay for the amount of xx with interest rate 4.250% beginning on 8XX/XX17 till maturity date 7XX/XX57.	Mortgage Insurance Missing Required State Disclosures Good Faith Estimate	Field: Age of Loan Loan Value: 71 Tape Value: 73 |---| -2 |----| -0.03% Comment: The age of loan is 71 months. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The loan current legal status us performing.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: PMI   Variance:    Variance %:    Comment: The MI certificate is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: MI Coverage Amount   Loan Value: Unavailable   Tape Value: 17%   Variance:    Variance %:    Comment: The MI certificate is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 541   Variance: -61   Variance %: -0.11%   Comment: The modification stated terms for 480 months.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The MI certificate is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The Neg amort potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011100000000   Tape Value: 10000000000022210000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 111000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001110   Tape Value: 00000001202000000000001'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000111. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 40%   Tape Value: 40%   Variance:    Variance %: -0.14%   Comment: As per final application, the DTI reflects as 40.139%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX57 Tape Value: 6XX/XX42 Variance: -5509 (Days) Variance %: Comment: The maturity date reflects in modification agreement as 7XX/XX57. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on a recorded mortgage is not matching with the legal description mentioned in the deed.
Legal mentioned on mortgage which was recorded on xx and final title policy shows xx; however legal description mentioned on deed which was recorded on xx.
This can be cured by the re-recording the subject mortgage with correct legal description."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 103.00% which is greater than 80.000% hence MI certificate is required; however, it is missing from the loan file."
* Property Damage (Lvl 2)     "Comment datedXX/XX/XX17 states that there is some damages on outside of townhome, and the damage amount is not given. The nature of the damage is unavailable. No details were found regarding the insurance claim. Latest BPO report is also not present in the loan file."
* Title shows an assignment chain break (Lvl 2)     "There is no any single assignment of chain found in the updated title report dated on 1XXX/XX18."
* Missing Required State Disclosures (Lvl 2)     "Following required state disclosures are missing from the loan file.
NJ Application Disclosure
Delivery Fee Authorization
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Lock-In Agreement
Commitment Disclosures
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX State Regulations Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for Prohibited Fees Test: Charged xx Allowed xxx Over By +xx.
ThisXXX prohibited fees test.
( N.J.S.A. §17:11C-74, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for GSE (Freddie Mac public guidelines) Maximum LTV Test:
																																																																																								Compliance Ease Risk Indicator is moderate as the loan is failing for Prohibited Fees Test: Charged xx Allowed xxx Over By +xx."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5528179	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$805.45	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	2.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.534%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$65,157.93	Not Applicable	2.875%	xx	XX/XX/XX15	Financial Hardship	xx No active judgments or liens found. 2017 combined annual taxes have been paid off in the amount of xx on XX/XX/xx17. No any prior year taxes are delinquent as per updated title report.	The review of updated payment history as of XX/XX/XX18, the subject loan is currently 0 delinquent and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Modification has been made since loan origination and borrower is making payment through modification agreement dated on xx.	Collections Comments:Collection comments available fromXX/XX/XX12 tillXX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the total amount of xx for the due date ofXX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 2.875% with P&I in the amount of xx.
The borrower has been making payment as per modification agreement which made on effective date ofXX/XX/XX15. The bankruptcy was discharged on XX/XX/XX18.
According to the appraisal report state that the occupancy is owner occupied and Ability to pay is average. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the debtors xx filed for bankruptcy under chapter xx. The date of last filing bankruptcy isXX/XX/XX18. Plan was confirmed on XX/XX/XX15. Motion to Relief was not filed. POC was filed on xx, the POC amount is xx. The plan was confirmed onXX/XX/XX15. As per xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months. The bankruptcy was discharged on XX/XX/XX18.	This modification agreement was made between the borrower xx and lender xx, effective on xx. The reason for modification is a financial hardship.
The borrower had given promise to pay the UPB of xx with interest rate of 2.875% with P&I of xx with fixed amortized type and it was beginning from first payment date on 5XX/XX15 and ends with the maturity date of 4XX/XX35.
Missing Required Disclosures Missing Required State Disclosures	Field: Age of Loan Loan Value: 70 Tape Value: 71 |---| -1 |----| -0.01% Comment: Age of loan is 70, however tape reflected as 71. Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 240   Tape Value: 272   Variance: -32   Variance %: -0.12%   Comment: According to the modification stated term is 240, however tape reflected as 272.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is not applicable, where the tape shows as No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000111111111111110   Variance:    Variance %:    Comment: According payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 01111111111111100000000'   Variance:    Variance %:    Comment: According payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 31%   Variance:    Variance %: 13.53%   Comment: Post-Close DTI per 1003 is 44.534%, however tape reflected as 31.000%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX35 Tape Value: 8XX/XX22 Variance: -4626 (Days) Variance %: Comment: Stated maturity date is 4XX/XX35, however tape reflected as 8XX/XX22. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at xx and this state requires following disclosures and all are missing from the loan file.

1) Fee Disclosure
2) Loan Application Notice
3) Servicer Disclosure
																																																																																								4) Disclosure of Debtor’s Waiver of Class Action"	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69396789	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,065.80	8/XX/XX21	Not Applicable	No	FEMA Disaster	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	42.942%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There is one Junior Active civil judgment against the borrower xx for the amount of xx which was recorded on XX/XX/xx08.
The Combined Annual Taxes for the Year 2017 have been paid in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.

As per the review of payment history, the borrower is making the regular payment and the next due for regular payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The borrower has been paid xxx0 as principal amount only onXX/XX/XX18 for the due date of 1XXX/XX18.
The UPB is reflecting in the amount of xx. The borrower has been making the payment as per Note Term.
Collections Comments:The loan is performing and the borrower is making the regular payment and the next due for regular payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The borrower has been paid xxx0 as principal amount only onXX/XX/XX18 for the due date of 1XXX/XX18.
The UPB is reflecting in the amount of xx. The borrower has been making the payment as per Note Term.
As per PACER report, xx had filed bankruptcy under chapter xx.  The borrower filed proposed chapter xx plan onXX/XX/XX15 and the plan has been confirmed onXX/XX/XX15. According to this plan, the borrower has to pay xxxx for 60 months. The bar date to file POC was xx. However, the creditor had not filed POC yet.
The foreclosure was initiated and the case was xx. However, no further information is available related damages and repair to the subject property.
According to servicing comment datedXX/XX/XX17, the foreclosure activity was put on hold due to xx. However, no further information is available related damages and repair to the subject property.

Foreclosure Comments:The foreclosure was initiated and the case was referred to an attorney onXX/XX/XX16. According to servicing comment datedXX/XX/XX17, the foreclosure activity was put on hold due to xx. However, no further information is available related damages and repair to the subject property.
Bankruptcy Comments:As per PACER report, xx had filed bankruptcy under chapter xx. The borrower filed proposed chapter xx plan onXX/XX/XX15 and the plan has been confirmed onXX/XX/XX15. According to this plan, the borrower has to pay xxxx for 60 months. xx had filed bankruptcy under chapter xx and the plan was confirmed on XX/XX/XX15. The bar date to file POC wasXX/XX/XX15. However, the creditor had not filed POC yet.	Not Applicable	Good Faith Estimate Missing Required State Disclosures Missing POC Origination Appraisal	Field: Age of Loan Loan Value: 70 Tape Value: 71 |---| -1 |----| -0.01% Comment: As per Not document age of loan is 70. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER report, xx had filed bankruptcy under chapter xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The current BK status is plan confirmed.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per servicing comment foreclosure was initiated in xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX42   Variance:    Variance %:    Comment: Loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note Document Loan was originated with the fixed interest rate. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000001100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000000110000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000001.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 43%   Tape Value: 42%   Variance:    Variance %: 0.50%   Comment: As per Application post-close DTI is 42.942%.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per Note document property address street is xx Tape Source: Initial Tape Type:	B	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx , However, the following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xxComparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA APR Test: FAIL Loan Data:3.875% Comparison Data:4.014% Variance -0.139%
This loan failed the TILA APR test.
The annual percentage rate (APR) is 4.014%. The disclosed APR of 3.875% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* POC Deadline is coming soon (Lvl 2)     ""The borrower xx had filed the bankruptcy under chapter xx. The POC is not filed yet. The deadline for the POC filing was xx"
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA APR test."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service providers document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40188449	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,195.41	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.477%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$226,508.34	$49,408.34	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was xx
The chain of assignment has been completed. The lasted assignment is from xx which was recorded on xx
There is a junior mortgage against the subject property in the amount of xx in the favor of xx which was recorded on xx
No active judgments or liens have been found.
The 2019 Combined jurisdiction 1st and 2nd installment taxes have been due on XXX/XX19 and 5XX/XX19 respectively in the amount of xx and xx respectively.
The 2018 Combined jurisdiction 1st and 2nd installment taxes have been paid on XXX/XX18 and 5XX/XX18 respectively each in the amount of xx.
The 2018 Combined jurisdiction 3rd installment tax has been paid on 8XX/XX18, in the amount of xx.
The 2018 Combined jurisdiction 4th installment tax has been due on 1XXX/XX18, in the amount of xx.
The 2017 Combined jurisdiction 1st and 2nd installment taxes have been paid on XXX/XX17 and 5XX/XX17 respectively in the amount of xx and xx respectively.
The 2018 Combined jurisdiction 3rd installment tax has been paid on 8XX/XX17, in the amount of xx.
The 2018 Combined jurisdiction 4th installment tax has been paid on 1XXX/XX17, in the amount of xx.
The 2018 Utilities Annual jurisdiction installment tax has been due on 1XXX/XX18, in the amount of xx.
No prior year delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB included deferred balance reflected in the latest payment history is in the amount of xx. The deferred balance in the latest payment history is in the amount of xx. Hence, the UPB excluded the deferred balance is xx. The borrower has been making payment as per the modification agreement which was made on xx.	Collections Comments:The borrower is current with the loan and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB included deferred balance reflected in the latest payment history is in the amount of xx. The deferred balance in the latest payment history is in the amount of xx. Hence, the UPB excluded the deferred balance is xx
 As per the comment dated XX/XX/XX18, the reason for default of the illness in the family.
The loan has been modified once since origination. As per the modification agreement which was made on xx, the borrower promises to make a monthly payment of xx with the rate of interest 4.625%, beginning from XX/XX/XX14 till the maturity date XX/XX/XX54.  The new principle balance stated in the Modification is in the amount of xx. The amount of xx has been deferred from the principal balance.  Hence, the new interest-bearing amount is xx. This modification does not contain any balloon provision.
 According to the PACER, the borrower xx had filed bankruptcy under chapter xx and the plan was confirmed on XX/XX/XX14. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee. The POC was filed by the creditor xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is xx. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17.
According to the servicing comments, the foreclosure activity has not been initiated.
As per the servicing comments, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found. Also, the BPO report is unavailable in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx had filed bankruptcy under chapter xx and the plan was confirmed on XX/XX/XX14. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee. The POC was filed by the creditor xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down. The date of last filing bankruptcy is XX/XX/XX14. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17.	The Loan modification agreement was made on XX/XX/XX14, between the borrowers xx and the lender xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.625%, beginning from XX/XX/XX14 till the maturity date XX/XX/XX54. The new principle balance stated in the Modification is in the amount of xx. The amount of xx has been deferred from the principal balance. Hence, the new interest-bearing amount is xx. This modification does not contain any balloon provision. The has been modified once since origination.	Good Faith Estimate Affiliated Business Disclosure Missing Required State Disclosures	Field: Age of Loan Loan Value: 70 Tape Value: 71 |---| -1 |----| -0.01% Comment: As per the note, Age of Loan is 70. However, the tape data reflects 71. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy the borrower had filed bankruptcy. Hence, bankruptcy (post loan origination) is Yes. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 507   Variance: -27   Variance %: -0.05%   Comment: As per the modification, Modification Stated Term is 480. However, the tape data reflects 507.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is fixed. Hence, Neg. Amort Potential is Not Applicable. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100011000000   Tape Value: 00110000010000111000001   Variance:    Variance %:    Comment: As per the Payment History String is 100011000000. However, the tape data reflects 00100010000000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000110001   Tape Value: 10000011100001000000100'   Variance:    Variance %:    Comment: As per the Payment History String Reversed is 000000110001. However, the tape data reflects 1000001110000000000100.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 35%   Tape Value: 40%   Variance:    Variance %: -4.46%   Comment: Post-Close DTI per 1003 is 35.477%. however, the tape data reflects 39.940%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: As per the final application, Purpose of Refinance is Limited Cash Out- Other. however, the tape data reflects Change in Rate.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX54 Tape Value: 8XX/XX42 Variance: -4475 (Days) Variance %: Comment: As per the modificatio, Stated Maturity Date is 1XXX/XX54. However, the tape data reflects 5XX/XX42. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description on Mortgage is not matching with legal description mentioned in the Modification.
The Vesting deed made on xx shows legal description as xx; however, the modification Legal description shows as xx. This could be cured through reformation of the modification legal."	* Good Faith Estimate missing or unexecuted (Lvl 2) "The Final Good Faith Estimate is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at xx. The following required state disclosures are missing from the loan files.
1. ?NJ Application Disclosure.
2. ?Delivery Fee Authorization.
?3.Unacceptability of Insurance Notice.
4. ?NJ Attorney Disclosure.
?5. Unacceptability of Insurance Notice.
6. ?Private Well Testing.
?7. Tax Bill Information.
8. ?Commitment Disclosures.
9. ?Choice of Insurer Disclosure.
10. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "As per schedule D of Voluntary Petition filed on XX/XX/XX14, shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx, however, the unsecured portion is xx. There is no comment found regarding a cram down. The case was discharged on XX/XX/XX17 and fully terminated on XX/XX/XX17."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86472786	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,463.23	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.223%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens found.
The chain of assignment has been completed, as currently the assignment is with xx
Active Judgments and Liens;
No active judgments or liens had been found.
Property Tax Status;
1) 2018 city annual taxes had been paid in the amount of xx on XX/XX/xx18.
2) 2018 county annual taxes had been paid in the amount of xx on XX/XX/XX18.
3) 2018-19 school annual taxes had been paid in the amount of xx on XX/XX/XX18.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The borrower is current with the loan. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 for in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payment as per original note terms.	Collections Comments:Collection comments available from XX/XX/XX12 till XX/XX/XX18 shows that the borrower is making regular payments. The borrower is current with the loan. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 for in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payment as per original note terms.
The loan has not been modified since origination.
No foreclosure activity had been initiated in the loan file.
Borrower xx had filed bankruptcy under chapter xx. The plan was later confirmed on XX/XX/XX18.
The loan is currently in active bankruptcy.
The subject property is owner occupant with no visible damages or repairs.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower xx had filed bankruptcy under chapter xx. The plan was later confirmed on XX/XX/XX18.
The POC was filed on xx.
Not Applicable	Origination Appraisal Affiliated Business Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 9XX/XX42 |---| |----| Comment: No modification found. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No modification found.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: No modification found.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No neg amort potential provision found.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000876543110000000   Variance:    Variance %:    Comment: The Payment History String is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000001154567800000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 36%   Tape Value: 36%   Variance:    Variance %: -0.03%   Comment: The post-close DTI as per the 1003 is 35.724%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Change in Rate/Term Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Pennsylvania license validation test.
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for PA License Validation Test."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business disclosure is missing from the loan file."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28612345	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,929.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	32.815%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report dated 1XXX/XX18 the subject mortgage was originated on xx
The chain of the assignment has not been provided. The mortgage is with the xx
There is an active junior civil judgment against the borrower xx
2017 annul Combined taxes have been paid in the amount of xx.
2018 annual combined taxes is due in the amount of xx.
No prior years delinquent taxes have been found.
According to the latest payment history the borrower is 1 month behind the scheduled payment and the next due date for the payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The current UPB is reflecting in the amount of xx. The borrower has been making payments as per Note terms.	Collections Comments:The review of the collection comment shows that the loan is in performing state. According to the latest payment history the borrower is 1 month behind the scheduled payment and the next due date for the payment is 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The current UPB is reflecting in the amount of xx. The borrower has been making payments as per Note terms.
The loan has not been modified since origination.
No comments regarding foreclosure have been found.
The borrower had filed bankruptcy under chapter xx.The plan was confirmed on XX/XX/XX14. The POC was filed by the creditor xx for the amount of xx. The borrower filed proposed xx plan onXX/XX/XX14 and the plan was confirmed onXX/XX/XX16. According to this plan, the borrower has to pay xx for 20 months followed by payments of xx for 40 months. Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx.  Did not see comment indicating cram down. As per Notice of Mortgage Payment Change datedXX/XX/XX18, the new total payment is in the amount of xx which was effective from 4XX/XX18.
The current occupancy of the subject property is unable to determine as per servicing comments. There are no damages or repairs have been found. No latest inspection and BPO reports have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx.The plan was confirmed on XX/XX/XX14. The POC was filed by the creditor xx. The borrower filed proposed xx plan onXX/XX/XX14 and the plan was confirmed onXX/XX/XX16. According to this plan, the borrower has to pay xx for 20 months followed by payments of xx for 40 months. Schedule-D of voluntary petition shows xx as unsecured portion out of claim amount of xx.  Did not see comment indicating cram down. As per Notice of Mortgage Payment Change datedXX/XX/XX18, the new total payment is in the amount of xx which was effective from 4XX/XX18.

Not Applicable	Affiliated Business Disclosure
Notice of Servicing Transfer
Origination Appraisal
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Good Faith Estimate
Right of Rescission
Final Truth in Lending Discl.	Field: Age of Loan Loan Value: 66 Tape Value: 67 |---| -1 |----| -0.01% Comment: As per the note, the age of loan is 66.However tape data reflects 67. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX42   Variance:    Variance %:    Comment: The loan has not been modified since origination. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified since origination. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan has not been modified since origination. &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note there is negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000001   Tape Value: 00000001211222112221112   Variance:    Variance %:    Comment: As per payment history string reversed is 0000000000012 However, the tape data reflects string is 00000001211222112221112.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 100000000001 Tape Value: 21112221122211210000000' Variance: Variance %: Comment: As per payment history string reversed is 2100000000000 However, the tape data reflects string is 21122211222112221121000000.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available from 1XXX/XX12 to 8XX/XX18. However, we require the latest 24 months of comment history. The comment history is missing from 8XX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3)     "The payment history is available fromXX/XX/XX15 toXX/XX/XX18. However, we require the latest 12 months of payment history. The payment history is missing from 8XX/XX18 to XX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of voluntary petition shows xx,xx as unsecured portion out of claim amount of xx,xx.27. Did not see comment indicating cram down."	* XXX TILA Test Failed (Lvl 2) "TILA APR Test: FAIL Loan data 0.000% Comparison data 3.638% Variance -3.625%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 3.625%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "According to Note and Final HUD-1 the loan was settled on XX/XX/XX12. However, the application and recorded subject mortgage states the loan was originated on XX/XX/XX12."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL Loan data 0.000% Comparison data 3.638%  Variance -3.625%."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The following required state disclosures are missing from the loan file.
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final good faith estimate is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial good faith estimate is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX State Regulations Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	No Result	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7309582	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$256.25	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	18.652%	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
No Chain of assignment has been done since origination.
There are no judgments and liens found against borrower and subject property.
The 2017 combined annual taxes are paid for XX/XX/XX18 in the amount of xx.
The 2017 combined annual taxes are due for XX/XX/xx18 in the amount of xx.
The 2018 taxes are due in the amount of xx.
No delinquent taxes are found.
According to the payment history, the borrower is delinquent for 0 months and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on 1XXX/XX18. As per the payment history, the new UPB is xx. Currently the payment was done as per the original note xx.	Collections Comments:The loan is performing. According to the payment history, the borrower is delinquent for 0 months and next due for 1XXX/XX18. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on 1XXX/XX18. As per the payment history, the new UPB is xx. Currently the payment was done as per the original note (located - 1731286909_312739_LOAN xx).
The borrower xx had filed for bankruptcy under chapter xx. Voluntary petition was filed by the borrower xx on XX/XX/XX15. As per voluntary petition schedule D, the amount of claim without deducting value of collateral xx and the claim amount is xx and unsecured portion is xx.
The POC was filed xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX15, the debtor shall pay a total of xx startingXX/XX/XX15 thruXX/XX15; then, xx per month for 29 months (xx) for a total plan base of xx.The plan was confirmed on XX/XX/XX15. The case was discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18. No further information has been found. No information has been found related to cram down. No information was found regarding foreclosure. The borrower intention is to keep the subject property. As per the collection comment dated 4XX/XX14, the reason for default is loss of income and illness of borrower family.
No BPO report and servicing comments stated the owner occupancy and condition of the subject property.
No damage and repairs are found in latest 24 months servicing comments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed for bankruptcy under chapter xx.
Voluntary petition was filed by the borrower xxon XX/XX/XX15. As per voluntary petition schedule D, the amount of claim without deducting value of collateral xx and the claim amount is xx and unsecured portion is xx.The loan was discharged onXX/XX/XX18.
The POC was filed xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX15, the debtor shall pay a total of xx startingXX/XX/XX15 thruXX/XX15; then, xx per month for 29 months (xx) for a total plan base of xx.The plan was confirmed on XX/XX/XX15. The case was discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18. No further information has been found. No information has been found related to cram down.	Not Applicable	Mortgage Insurance Origination Appraisal Missing Required State Disclosures	Field: Age of Loan Loan Value: 66 Tape Value: 64 |---| 2 |----| 0.03% Comment: As per the original note age of loan is 66. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the PACER report bankruptcy was filed and discharged.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX43   Variance:    Variance %:    Comment: The mod agreement was not done since origination.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The mod agreement was not done since origination.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The mod agreement was not done since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000011101110000000   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000001110111000000000'   Variance:    Variance %:    Comment: As per the loan file payment history reflects the payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 21%   Tape Value: 16%   Variance:    Variance %: 5.16%   Comment: %.As per the application Post-close DTI is   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the original note the property street address is xx.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: As per the Final title policy there is no information about junior lien. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing in final title policy. Terms and conditions sheet is neither available with final title policy for checking 12C clause."	* Initial Good Faith Estimate is Missing (Lvl 2) "Initial GFE is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The compliance ease failed for TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL, loan data: xx, comparison data:  xx, variance:  -xx
TILA Foreclosure Rescission Finance Charge Test: FAIL, loan data:  xx, comparison data:  xx, variance:  -xx"
* MI, FHA or MIC missing and required (Lvl 2)     "The LTV is greater than 100%. The MI certificate is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D in voluntary petition datedXX/XX/XX15 shows amount of claim without deducting value of collateral is xx  and value of collateral is xx  however unsecured portion remained as xx. The case was discharged onXX/XX/XX18 and terminated onXX/XX/XX18."
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the xx. The below disclosures are missing from the loan file.
1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
																																																																																								* LTV or CLTV exceeds 104% (Lvl 2) "As per the original note the loan amount is xx and the appraisal value tape data reflects xx and appraisal report is missing from the loan file. However LTV is greater than 100%."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94189875	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,956.13	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	30.294%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the review of the updated title report dated XX/XX/xx18, the subject mortgage was xx
The chain of assignment has been completed. The loan was originated with the lender, xx
No active judgments and liens have been found against the subject property or the borrower.
2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17and 2018 combined annual taxes are due in the amount of xx on XX/XX/xx19. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The borrower has made one advance payments for XX/XX/XX18. The last payment was received in the amount of xx on 9XX/XX18 which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the Note terms with the interest rate of 4.250 % and P&I of xx.	Collections Comments:The current legal status of loan is performing and the next due date is XX/XX/XX18. The borrower has made one advance payments for XX/XX/XX18. The last payment was received in the amount of xx on 9XX/XX18 which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the Note terms with the interest rate of 4.250 % and P&I of xx. The loan has not been modified since the origination. No foreclosure detail was found in the loan file. The borrower xx had filed bankruptcy under Chapter xx. The POC was filed on xx.
As per xx plan dated XX/XX/XX, the debtor shall pay to the trustee xx per month for a period of 60 months for the base plan amount of xxx. The plan was confirmed on XX/XX/XX15.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
According to the motion modify the xx plan dated XX/XX/XX17, the amount of secured claim is xx and asserted claim amount is xx. Post confirmation, xx filed a Notice of Mortgage Payment Change (NPC) which increased the debtor’s monthly conduit payment. Additionally, the plan does not cover non -exempt equity. The plan is not sufficient to pay all claims as required by the order of confirmation and applicable law. The trustee recommends that the plan payment will be increased to xx.
According to notice of mortgage payment change dated XX/XX/XX17, the new mortgage payment will be in the amount of xx which was due from XX/XX/XX17. However, the Debtor, through her attorney, hereby objects to the Notice of Mortgage Payment Change filed xx. According to order to objection dated XX/XX/XX17, debtor's Objection to the Mortgage Notice of Payment Change was previously sustained.
According to the complaint to determine the validity and extent of lien of xx, the defendant was owed a debt in the amount of approximately xx for a HELOC has been forgiven by the defendant and considered void upon the completion and discharge by the plaintiff of her xx. The plaintiff prays that the court enter an order which determines that the HELOC, held by the defendant, has no value. No comment pertaining damage to the subject property has been observed and no latest BPO report is available in the loan file.

Foreclosure Comments:According to review of the servicing comment and updated title report, the foreclosure was initiated in xx and there is no more information for litigation and foreclosure.
Bankruptcy Comments:The borrower xx had filed bankruptcy under Chapter xx. The POC was filed on xx.
As per Chapter xx plan dated XX/XX/XX, the debtor shall pay to the trustee xx per month for a period of 60 months for the base plan amount of xxx. The plan was confirmed on XX/XX/XX15.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
According to the motion modify the xx plan dated XX/XX/XX17, the amount of secured claim is xx and asserted claim amount is xx. Post confirmation, xx filed a Notice of Mortgage Payment Change (NPC) which increased the debtor’s monthly conduit payment. Additionally, the plan does not cover non -exempt equity. The plan is not sufficient to pay all claims as required by the order of confirmation and applicable law. The trustee recommends that the plan payment will be increased to xx.
According to notice of mortgage payment change dated XX/XX/XX17, the new mortgage payment will be in the amount of xx which was due from XX/XX/XX17. However, the Debtor, through her attorney, hereby objects to the Notice of Mortgage Payment Change filed on June 8, 2017, by xx. According to order to objection dated XX/XX/XX17, debtor's Objection to the Mortgage Notice of Payment Change was previously sustained.
According to the complaint to determine the validity and extent of lien of xx, the defendant was owed a debt in the amount of approximately xx for a HELOC has been forgiven by the defendant and considered void upon the completion and discharge by the plaintiff of her xx Plan. The plaintiff prays that the court enter an order which determines that the HELOC, held by the defendant, has no value.
Not Applicable	Origination Appraisal Initial Escrow Acct Disclosure Good Faith Estimate Notice of Servicing Transfer Missing Required State Disclosures	Field: Age of Loan Loan Value: 58 Tape Value: 57 |---| 1 |----| 0.02% Comment: As per note, age of loan is 58. Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, borrower last name is xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX43   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 30%   Tape Value: 31%   Variance:    Variance %: -0.45%   Comment: Difference between shows the tape data and recently loan file.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: xx   Tape Value: Single Family   Variance:    Variance %:    Comment: As per xx, the subject property type is xx.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Difference between shows the tape data and recently loan file. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the late fees test."
* Missing Appraisal (Lvl 2)     "An Appraisal Report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
Loan Data :5.000% Comparison:  4.000% Data Variance: +1.000%."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Litigation (Lvl 2)     "According to comment XXX/XX18, litigation issue was found. However, the reason for litigation is not provided in the collection comment. The comment dated XX/XX/XX18 states foreclosure xx. The loan is currently in the active bankruptcy."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required state disclosure missing from the loan file  in the below list.
1.Credit Property Insurance Disclosure
2.Fee Agreement
																																																																																								3.Priority of Security Instrument Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85567472	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,834.64	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.879%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$286,304.68	Not Applicable	4.750%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
There is an UCC financing statement has been found on the updated title report against the subject borrower in the amount of xxx which was xx
1st installment of 2017-18 years county property tax was paid on XX/XX/xx17 in the amount of xx and 2nd installment of year 2017-18 county property tax was paid on XX/XX/xx18 in the amount of xx.	Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX18 reveals that borrower has not been the delinquent. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is performing. Review of the collection comments from XX/XX/XX13 toXX/XX/XX18 states that the borrower has not been the delinquent. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx and (Lender) xx, on xx. The new modified rate is 4.750 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX15. The new principal balance is xx.Lender The interest bearing amount is xx and the maturity date is 5XX/XX55.
The Borrower has filed bankruptcy under chapter xx.
The POC was filed on xx.
Voluntary petition was filed onXX/XX/XX18 does not  show any unsecured portion.
First Amended plan was filed onXX/XX/XX15 which states that the Debtor shall pay xx per month to xx trustee for 60 months.
Order Confirming Plan was filed onXX/XX/XX15 which states that the debtor plan which was filed onXX/XX/XX15 is hereby confirmed.
Currently debtor is in active bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The Borrower has filed bankruptcy under chapter xx.
The POC was filed on xx.
Voluntary petition was filed onXX/XX/XX18 does not  show any unsecured portion.
First Amended plan was filed onXX/XX/XX15 which states that the Debtor shall pay xx per month to xx trustee for 60 months.
Order Confirming Plan was filed onXX/XX/XX15 which states that the debtor plan which was filed onXX/XX/XX15 is hereby confirmed.
Currently debtor is in active bankruptcy.
Loan modification agreement was made between xx and (Lender) xx, on xx. The new modified rate is 4.750 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX15. The new principal balance is xx.Lender The interest bearing amount is xx and the maturity date is 5XX/XX55. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure Right of Rescission	Field: Age of Loan Loan Value: 54 Tape Value: 55 |---| -1 |----| -0.02% Comment: Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: BK status is plan confirmed   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 497   Variance: -17   Variance %: -0.03%   Comment: Mod states terms is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000012   Tape Value: 00000000433212222122110   Variance:    Variance %:    Comment: Payment history string is 000000000012.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000000000   Tape Value: 01122122221233400000000'   Variance:    Variance %:    Comment: Payment string reversed is 210000000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 40%   Variance:    Variance %: 3.84%   Comment: DTI is 43.789%   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Change in Rate/Term   Variance:    Variance %:    Comment: Purpose of refinance is cash out   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX55 Tape Value: 1XXX/XX43 Variance: -4169 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Settlement date is different from note date (Lvl 2) "As per final HUD-1 the settlement date is xx and the note date is xx, which is different from each other."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file;
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Insurer RecommendationDisclosure
4. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application
5. Fair Debt Collection Notice"
* Variation in Parcel number(APN#) (Lvl 2)     "There is an mismatch has been found in APN# with xx Deed which was recorded on xx on the other hand Tax Certificate shows APN# xx.
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82935598	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,205.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	23.172%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows that subject mortgage is on first lien position. Subject mortgage was recorded on xx
No single assignment is found for the subject mortgage but the lender is xx
No active judgments or liens found are available in the updated title report.
2018 year annual combined taxes of xx are due on XXX/XX19.
The review of updated payment history as of XX/XX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The review of updated payment history as of XX/XX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
The joint debtor xx filed Bankruptcy under chapter xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's xx plan which was filed on 7XX/XX15, debtor shall make conduit mortgage payments and arrearage through plan but this plan is not confirmed yet.
The POC was filed on xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The joint debtor, xx filed Bankruptcy under chapter xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's xx plan which was filed on 7XX/XX15, debtor shall make conduit mortgage payments and arrearage through plan but this plan is not confirmed yet.
The POC was filed on xx.	Not Applicable	Origination Appraisal Good Faith Estimate	Field: MI Company Loan Value: Not Applicable Tape Value: UGI |---| |----| Comment: Tape Source: Initial Tape Type:
Field: MI Coverage Amount   Loan Value: Not Applicable   Tape Value: 25%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX35   Variance:    Variance %:    Comment: No MOD since origination   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 240   Variance:    Variance %:    Comment: No MOD since origination&#xxD;   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: Not Applicable   Tape Value: Yes   Variance:    Variance %:    Comment: MI Cert is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000001111110000010111   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 1110010000000111111000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 11101000011111110000000'   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 1110010000000111111000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 23% Tape Value: 21% Variance: Variance %: 2.50% Comment: Post close DTI per 1003 is 23.16%, tape shows 20.66% Tape Source: Initial Tape Type:	B	* Homeownership Counselling Disclosure is missing. (Lvl 3) "Homeownership Counseling Disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx,xx.00."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the late fees test as The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

Late Fees Test: FAIL Loan Data 5.000%   Allowed: 4.000%    Over by:+1.000%"
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate" as this loan failed the late fees test as The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

																																																																																								Late Fees Test: FAIL Loan Data 5.000% Allowed: 4.000% Over by:+1.000%"	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11993310	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.345%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/XX18 shows that the subject mortgage was originated on xx The chain of assignment has been completed. No active judgments or liens found pending. There is information given in updated title regarding taxes.	Review of payment history shows that the borrower is making payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 07XX/XX19. The next payment is due for 08XX/XX19. The UPB as per pay history is xx. The borrower made last payments as per Note terms.	Collections Comments:The loan is current and performing. The borrower is making payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 07XX/XX19. The next payment is due for 08XX/XX19. The borrower made last payments as per Note terms. The loan was never modified since origination. The borrower xx had filed the bankruptcy under chapter xx. The voluntary petition was filed on 05XX/XX17. As per amended xx plan dated 1XXX/XX17, the debtor shall pay xx per month for 12 months, then xx per month for 48 months. The plan was confirmed on XX/XX/XX17. The POC was filed on xx. No evidence of foreclosure has been found. The latest property inspection report is not available in the loan file. As per comment dated 1XXX/XX17, the occupancy of subject property is unknown. No information was found regarding the condition of subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx. The voluntary petition was filed on 05XX/XX17. As per amended xx plan dated 1XXX/XX17, the debtor shall pay xx per month for 12 months, then xx per month for 48 months. The plan was confirmed on XX/XX/XX17. The total of all plan payments is xx. The POC was filed on xx.	Not Applicable	Field: Age of Loan Loan Value: 43 Tape Value: 38 |---| 5 |----| 0.13% Comment: Age of loan is 43, tape shows 38 Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX35   Variance:    Variance %:    Comment: No MOD since origination   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No MOD since origination   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 240   Variance:    Variance %:    Comment: No MOD since origination&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000043210000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000021234000000000'   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 000000000000212340000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 37%   Tape Value: 35%   Variance:    Variance %: 2.31%   Comment: Post-close DTI per 1003 is 37.34%, tape shows 35.037   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Debt consolidation Variance: Variance %: Comment: Purpose of refi is cash-out other, tape shows Debt consolidation Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance Ease risk indicator is moderate as loan is failing for PA License Validation Test:"
* XXX Exceptions Test Failed (Lvl 2)     "This loan is failed for the Pennsylvania license validation test.
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be
																																																																																								licensed, effective November 5th, 2008."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87143484	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$8,324.96	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	44.072%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/XX18 shows that the subject mortgage is on first lien position. Subject mortgage was xx
No single assignment is found for the subject mortgage.
No active judgments or liens found are available in the updated title report.
2017-2018 year annual County taxes of xx were paid in full and no prior delinquency found in the report.	The review of updated payment history as of 1XXX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The review of updated payment history as of 1XXX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
No evidence of post closing foreclosure has been found.
The joint debtor xx filed Bankruptcy under chapter xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's amended xx plan which was filed on XX/XX/XX16, the total arrearage of xx will be paid through pro-rata without interest and the debtor will make current monthly payments of xx directly to the creditor and this plan was confirmed on XX/XX/XX16.
The POC was filed on xx.

No evidence of damage or repair has been found. It seems property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The joint debtor, xx filed Bankruptcy under chapter xx.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's amended xx plan which was filed on XX/XX/XX16, the total arrearage of xx will be paid through pro-rata without interest and the debtor will make current monthly payments of xx directly to the creditor and this plan was confirmed on XX/XX/XX16.
The POC was filed on xx.
Not Applicable	Notice of Servicing Transfer	Field: Age of Loan Loan Value: 33 Tape Value: 34 |---| -1 |----| -0.03% Comment: Age of loan is 33, tape shows 34 Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX30   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 180   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000300112334344432   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 2344443433111000300000000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 23444343311100300000000'   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 2344443433111000300000000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 44%   Tape Value: 44%   Variance:    Variance %: 0.34%   Comment: Post-close DTI per 1003 is 44.072%, tape shows 43.73%   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transaction per HUD-1 is Cash out, tape shows Refinance Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "The CE risk indicator is "Elevated" as this loan failed the qualified mortgage DTI threshold test.
																																																																																								This loan has a qualified mortgage DTI of 47.186% as the Borrower income was xx and total front and back expenses are in the amount of xx per xx and risk class for LP is mentioned as Accept/Eligible."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63242699	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$455.29	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	12.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.404%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$201,794.40	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	Updated title report as of XX/XX/XX18 shows that the subject mortgage is on first lien position. Subject mortgage was recorded on xx
Chain of assignment is completed as current assignee is xx
No active judgments or liens have been found.
2018 year annual Combined taxes of xx are due on 1XXX/XX18.	The review of updated payment history as of 1XXX/XX18, the subject loan is currently delinquent for +30 days and the next due date of payment is 9XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 4XX/XX15. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
Collections Comments:Review of loan file and servicing comment shows that the borrower is making regular payments. Last payment was received on XX/XX/XX18 in the amount of xx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as MOD made on xx.
No evidence of post closing foreclosure has been found.
xx filed BK chapter xx. POC was filed on xx.
No evidence of damage or repair is found. It seems property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The joint debtor, xx filed Bankruptcy under chapter xx and the plan was confirmed onXX/XX/XX17.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's xx plan which was filed on 6XX/XX17, the debtor shall make regular payment in the amount of xx monthly directly to the creditor for the total secured claim of xx.
The subject creditor, xx an objection to claim on xx. They have made all pre-petition and post-petition mortgage payments which included any shortage there may be in their escrow account. This plan was confirmed onXX/XX/XX17.
The POC was filed on xx.	Modification agreement has been made between borrower and lender effective from xx. As per MOD borrower agreed to pay P&I of xx with fixed interest rate of 3.50%. First payment was started on XX/XX/XX17 and the maturity date is XX/XX/XX37. The modified principal balance is xx.	Mortgage Insurance	Field: Age of Loan Loan Value: 33 Tape Value: 35 |---| -2 |----| -0.06% Comment: Age of loan is 33, tape shows 35 Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 240   Tape Value: 258   Variance: -18   Variance %: -0.07%   Comment: MOD stated term is 240, tape shows 258   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: MI Cert is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111100000010   Tape Value: 11000000010001005444321   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 12344450000000100000001011&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000001111   Tape Value: 12344450000001000001011'   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 12344450000000100000001011&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 40%   Tape Value: 42%   Variance:    Variance %: -1.46%   Comment: Post-close DTI per 1003 is 40.40%, tape shows 41.86%   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Maturity Date Loan Value: XXX/XX37 Tape Value: 8XX/XX30 Variance: -2376 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX37, tape shows XX/XX/XX30 Tape Source: Initial Tape Type:	B		* MI, FHA or MIC missing and required (Lvl 3) "MI Cert is missing from the loan file as LTV of the loan is exceeded 80.000%."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrowers."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87370533	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$987.76	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.625%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.819%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$103,776.18	$5,121.36	3.500%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report datedXX/XX/XX18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignee is from xx

No active judgments or liens found are available in the updated title report.

2017 year annual combined taxes of xx were paid off on XX/XX/xx17.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
Collections Comments:The review of updated payment history as ofXX/XX/XX18, the subject loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 9XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on xx.
No evidence of foreclosure has been found.
The joint debtor,  xx filed bankruptcy under chapter xx. Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's amended plan which was filed onXX/XX/XX17, Debtor will make all post-petition mortgage payments directly to subject mortgage creditor as those payments ordinarily come due and estimated pre-petition arrearage of xx will be through projected monthly arrearage payment of xxx0 step to xxx0 in November 2018 and this plan was confirmed onXX/XX/XX17.
Debtor filed a motion to incur debt onXX/XX/XX17. The Debtor has successfully negotiated a loan modification with xx on the real property listed above and requests approval of the modification from this Court. The proposed modification would have a balance of xx, with a fixed interest rate of 3.5% for a term of forty (40) years. The proposed monthly payment is xx. This  payment amount includes property taxes and hazard insurance.
The POC was filed on xx.
No evidence of damage or repair has been found. It seems that the property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The joint debtor xx filed bankruptcy under chapter xx. Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xxx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.
According to the debtor's amended plan which was filed onXX/XX/XX17, Debtor will make all post-petition mortgage payments directly to subject mortgage creditor as those payments ordinarily come due and estimated pre-petition arrearage of xx will be through projected monthly arrearage payment of xxx0 step to xxx0 in November 2018 and this plan was confirmed onXX/XX/XX17.
Debtor filed a motion to incur debt onXX/XX/XX17. The Debtor has successfully negotiated a loan modification with xx on the real property listed above and requests approval of the modification from this Court. The proposed modification would have a balance of xx, with a fixed interest rate of 3.5% for a term of forty (40) years. The proposed monthly payment is xx. This  payment amount includes property taxes and hazard insurance.
The POC was filed on xx.	According to the modification, the loan was modified on XX/XX/XX17 between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 3.50 % and the borrower promises to pay P&I in the amount of xx beginning from 9XX/XX17. The maturity date as per modification is 8XX/XX57. There is one deferred balance with the amount of xx. Interest Bearing amount is xx.	Affiliated Business Disclosure	Field: Lender Name Loan Value: xx Tape Value: xx |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 490   Variance: -10   Variance %: -0.02%   Comment: Modification stated term is 480, tape shows 490   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000001254543211000xxx   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows XXxx0011125255210000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: xxxx0011254545210000000'   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows XXxx0011125255210000000   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 39%   Tape Value: 41%   Variance:    Variance %: -1.92%   Comment: Post close DTI is 55.69%, tape shows 41.26   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX57 Tape Value: 1XXX/XX46 Variance: -3957 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX57, tape shows XX/XX/XX46 Tape Source: Initial Tape Type:	D	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 3) "Non-seasoned loan and affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 3)     "Non-seasoned loan. CE risk indicator is "Moderate" as this loan failed the TILA finance charge test."
																																																																																							* XXX TILA Test Failed (Lvl 3) "This loan failed the TILA finance charge test since the finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Finance Charge Test: FAIL Charged: xx Allowed: xx Variance: -xx"		* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99912286	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,072.45	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	40.192%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was xx There is a civil judgment in the favor of xx in the amount of xx. There is third civil judgment in the favor of xx. There is civil judgment in the favor of xx against the borrower which was recorded onXX/XX/XX17 in the amount of xx. There is a civil judgment in the favor of xx in the amount of xx. Annual combined taxes of 2017 have been paid in the amount of xx. No prior year delinquent taxes found pending.

Review of payment history shows that the borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XX/XX18. As per payment history, the current unpaid principal balance is xx.	Collections Comments:The loan is performing and current. The borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XX/XX18. The borrower xx had filed the bankruptcy under chapter xx. The bankruptcy was discharged on XX/XX/XX06. The xx plan was never confirmed. The copies of bankruptcy documents are not available due to which we don't have detailed information of bankruptcy. As per collection comment dated XX/XX/XX17, foreclosure referral hold was opened due to xx. As per comment dated XX/XX/XX17, the foreclosure referral hold was released as xx. No further comments found regarding the foreclosure activities. The latest property inspection report is not available in the loan file. No information available regarding the occupancy and condition of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx. The bankruptcy was discharged on XX/XX/XX06. The xx plan was never confirmed. The copies of bankruptcy documents are not available due to which we don't have detailed information of bankruptcy.	Not Applicable	Right of Rescission Missing Required State Disclosures Notice of Servicing Transfer Final Truth in Lending Discl. Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Age of Loan Loan Value: 264 Tape Value: 265 |---| -1 |----| -0.00% Comment: Age if Loan 264. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is Yes.   Tape Source: Initial   Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: Borrower#2 Last Name xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: Lender Name xx  Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX26   Variance:    Variance %:    Comment: Mod Maturity Date Not applicable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mod Step indicator Not Applicable.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: Modification stated Term Not Applicable.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100010   Tape Value: 00000001000000000001000   Variance:    Variance %:    Comment: Payment history string is 000000100010.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010001000000   Tape Value: 00010000000000010000000'   Variance:    Variance %:    Comment: Payment History String reversed is 010001000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address street is xx.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Change in Rate/Term Variance: Variance %: Comment: Purpose of Refinance per Application. Tape Source: Initial Tape Type:	B	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state requires total 3 disclosures, all are missing from the loan file.
1)Anti-Coercion Notice
2)Radon Gas Disclosure
3)Insurance Sales Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk Indicator is moderate as loan is failing for TILA APR test."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     xx  had filed the bankruptcy under chapter xx. The bankruptcy was discharged on XX/XX/XX06; however trustee final report cannot open in PACER. Therefore we can’t review it further."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 8.721%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
																																																																																								TILA APR test is fail. Loan data is 0.000% and allowed is 8.721%. Hence, the variance is -8.721%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95199856	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,205.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.010%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	23.714%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$57,709.86	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx There is no active judgments or liens found pending. Annual combined and school taxes of 2018-2019 have been paid. No prior year delinquent taxes found pending.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XXX/XX18. The current UPB as per payment history is xx.	Collections Comments:The loan is performing and current. The borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied for 09XX/XX18. The next payment is due for 1XXX/XX18.The borrower xx had filed the bankruptcy under chapter xx. The plan was confirmed on XX/XX/XX03. The debtor was discharged on 0XXX/XX09. The bankruptcy xx was terminated on XX/XX/XX09.No further details are found. As per comment dated XX/XX/XX18, the borrower intends to keep the subject property. The reason for default was excessive obligations. As per collection comments, the foreclosure was active on loan in xx. No further comments found regarding the foreclosure activities. As per collection comments, the subject property is owner occupied.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx. The plan was confirmed on XX/XX/XX03. The debtor was discharged on 0XXX/XX09. The bankruptcy xx was terminated on XX/XX/XX09.No documents found on pacer regarding the POC and about the plan. No further details are found.	The loan modification agreement was made between xx and xx on xx. The first modified payment is still due for 1XXX/XX10 and the new maturity date will be 4XX/XX30.The new Modified Unpaid Principal Balance is available in the mod xx.The modification rate would be 4.00% and modified P&I is xx.	Missing Required State Disclosures	Field: Age of Loan Loan Value: 226 Tape Value: 227 |---| -1 |----| -0.00% Comment: Age of Loan 226. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy Yes.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 9XX/XX10   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date is 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 9XX/XX15   Variance: -30 (Days)   Variance %:    Comment: Mod Step 2 date is 1XXX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 9XX/XX16   Variance: -30 (Days)   Variance %:    Comment: mod Step 3 date 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX16   Tape Value: 9XX/XX17   Variance: 335 (Days)   Variance %:    Comment: Mod Step 4 date 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 235   Tape Value: 368   Variance: -133   Variance %: -0.36%   Comment: Modification stated term 235.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Of Loan Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000010000101010110   Variance:    Variance %:    Comment: Payment History string is reversed 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 01101010100001000000000'   Variance:    Variance %:    Comment: Payment history String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 24%   Tape Value: 23%   Variance:    Variance %: 0.44%   Comment: Post- Close DTI per 1003 is 23.714%.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of Refinance per application is   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 4XX/XX30 Tape Value: 8XX/XX14 Variance: -5722 (Days) Variance %: Comment: Stated maturity date is 4XX/XX30. Tape Source: Initial Tape Type:	B	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test is fail. Loan data is xx and allowed amount xx. Hence, the variance is -xx.

TILA Foreclosure Rescission Finance Charge Test is fail. Loan data is xx and allowed amount is xx. Hence, the variance is -xx.

TILA APR Test is fail. Loan data is 10.400% and comparison data is 10.711%. Hence, the variance is -0.311%."
* Describe the BK payment plan (Lvl 2)     "xx had filed the bankruptcy under chapter xx. The plan was confirmed on XX/XX/XX03. The debtor was discharged on 0XXX/XX09. The bankruptcy xx was terminated on XX/XX/XX09; however trustee final report cannot open in PACER. Therefore we can’t review it further."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state requires total 11 disclosures, all are missing from the loan file.
1) NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2) NY Interest Rate Disclosure
3) NY Hazard Insurance disclosure
4) Tax Escrow Account Designation
5) Mortgage Bankers and Exempt Organizations Pre application
6) Part 80 disclosure
7) Co-Signer Notice Requirements
8) Default Warning Notice
9) Smoke Alarm Affidavit
10) New York Real Property Escrow Account Disclosure
11) Commitment Disclosure"
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as loan is failing for TILA finance charge test, TILA foreclosure rescission finance charge test and TILA APR test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26389317	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,515.43	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	41.663%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$172,070.83	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/XX18 shows the subject mortgage was originated on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx.
2017 annual combined taxes are paid till XX/XX/xx17 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as of XX/XX/XX18, reveals that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received on 9XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is performing. Provided payment history fromXX/XX/XX15 to XX/XX/XX18 reveal that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received on 9XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments the subject property is owner occupied with no visible damages or repairs. It is in good condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective from xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with fixed amortized type and it was beginning from first payment date on 7XX/XX10 and ends with the maturity date of 6XX/XX41. The rate changes in 5 steps ending at 5.500%.
No information pertaining to foreclosure has been found in the loan file as well as in the latest 24 months servicing comments.
The borrower had filed bankruptcy under chapter xx. The last petition was filed onXX/XX/XX09. The bankruptcy case was further dismissed onXX/XX/XX09 and also got terminated onXX/XX/XX09.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx. The last petition was filed onXX/XX/XX09. The bankruptcy case was further dismissed onXX/XX/XX09 and also got terminated onXX/XX/XX09.
According to the xx plan dated on XXX/XX09, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months.	Loan Modification agreement was made between borrower xx with xx on effective date of xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with fixed amortized type and it was beginning from first payment date on 7XX/XX10 and ends with the maturity date of 6XX/XX41.
The rate changes in 5 steps ending at 5.500%.	Missing Required State Disclosures Credit Application Affiliated Business Disclosure	Field: Age of Loan Loan Value: 193 Tape Value: 195 |---| -2 |----| -0.01% Comment: As per note age of loan is 193 months Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy was filed.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: Current legal status is performing.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -43 (Days)   Variance %:    Comment: Loan was modified on xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: There is step modification.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 6XX/XX41   Tape Value: 5XX/XX41   Variance: -31 (Days)   Variance %:    Comment: As per modification maturity date is 6XX/XX41.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX10   Tape Value: 6XX/XX10   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 7XX/XX10.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX15   Tape Value: 6XX/XX15   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as 7XX/XX15.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX16   Tape Value: 6XX/XX16   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 7XX/XX16.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 7XX/XX17   Tape Value: 6XX/XX17   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as 7XX/XX17.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 5 Date   Loan Value: 7XX/XX18   Tape Value: 6XX/XX18   Variance: -30 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 5 Date as 7XX/XX18.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 372   Tape Value: 469   Variance: -97   Variance %: -0.21%   Comment: As per modification stated terms are 372 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000000   Tape Value: 10000000000000000000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001000   Tape Value: 00000000000000000000001'   Variance:    Variance %:    Comment: As per payment history reverse string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 42%   Tape Value: 42%   Variance:    Variance %: 0.00%   Comment: Application is ,issing from the loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Cash-out. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The HUD-1 reflects the Purpose of Refinance as Cash-out. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 6XX/XX41 Tape Value: 4XX/XX32 Variance: -3348 (Days) Variance %: Comment: As per modification maturity date is 6XX/XX41. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx state. Following state disclosure is missing from the loan file.
1.Disclosure of Additional Fees"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file. However, income and expenses are updated from 1008."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82008202	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$221.20	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	40.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.731%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$66,264.24	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated 1XXX/XX18, shows that the subject mortgage was originated on xx
The chain of assignment has been completed. The subject mortgage was originated with the lender, xx There are six hospital liens against the borrower, xx for the total amount of xx which was recorded after the loan origination on different dates. 2017 annual county taxes have been paid in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for one month and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated with the interest rate of 4.875 % and P&I of xx.	Collections Comments:The current legal status of the loan is performing and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated with the interest rate of 4.875 % and P&I of xx. The reason for default is curtailment of income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
The borrower, xx had filed bankruptcy under chapter xx and the plan was confirmed on XX/XX/XX09. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Motion to convert case to xx was filed on XX/XX/XX04 and order for same was granted on XX/XX/XX04. Motion for relief from stay was filed on XX/XX/XX05 and order on same was granted onXX/XX/XX07.
According to order on confirming chapter xx plan dated XX/XX/XX09, the plan dated XX/XX/XX09 has been confirmed through which debtor shall make no further payments into the plan. The debtor plan has been in effect for longer than 36 months. Unsecured creditors have been paid at least as much as they would have received in a Chapter xx. According to order of confirming chapter xx plan dated XX/XX/XX06, the debtor shall pay to the trustee in the amount of xxx0 weekly for xx beginning from XX/XX/XX06.
The case was discharged on XX/XX/XX09 and was terminated on XX/XX/XX09. No foreclosure activity was found in the loan file. No comment pertaining damage to the subject property has been observed. No latest BPO report is available in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed bankruptcy under chapter xx  and the plan was confirmed on XX/XX/XX09. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Motion to convert case to chapter xx was filed on XX/XX/XX04 and order for same was granted on XX/XX/XX04. Motion for relief from stay was filed on XX/XX/XX05 and order on same was granted onXX/XX/XX07.
According to order on confirming chapter xx plan dated XX/XX/XX09, the plan dated XX/XX/XX09 has been confirmed through which debtor shall make no further payments into the plan. The debtor plan has been in effect for longer than 36 months. Unsecured creditors have been paid at least as much as they would have received in a Chapter xx. According to order of confirming chapter xx plan dated XX/XX/XX06, the debtor shall pay to the trustee in the amount of xxx0 weekly for xx beginning from XX/XX/XX06.
The case was discharged on XX/XX/XX09 and was terminated on XX/XX/XX09.
The step modification agreement was made on XX/XX/XX11 between, the borrower xx and the lender xx. According to modified terms, the new principal balance is xx. The borrower promises to pay principal balance with the step interest rate of 2.00% and P&I of xx beginning from XXX/XX11. The stated maturity date is XX/XX/XX44. The loan was amortized with 4 steps.	Origination Appraisal Mortgage Insurance Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 198 Tape Value: 199 |---| -1 |----| -0.01% Comment: As per note age of loan is 198. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy was filed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX11   Tape Value: XX/XX/XX10   Variance: -35 (Days)   Variance %:    Comment: Date of modification is XXX/XX11.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: There is step modification.   Tape Source: Initial   Tape Type:
Field: MI Company   Loan Value: Unavailable   Tape Value: MGIC   Variance:    Variance %:    Comment: MI certificate is missing from the loan file. Unable to confirm MI company name.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: XXX/XX44   Tape Value: 9XX/XX44   Variance: 213 (Days)   Variance %:    Comment: As per modification maturity date is XXX/XX44&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX11   Tape Value: XXX/XX11   Variance: -28 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as XXX/XX11.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX16   Tape Value: XXX/XX16   Variance: -29 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as XXX/XX16&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX17   Variance: -28 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 3 Date as XXX/XX17.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: XXX/XX18   Tape Value: XXX/XX18   Variance: -28 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 4 Date as XXX/XX18.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 396   Tape Value: 513   Variance: -117   Variance %: -0.23%   Comment: As per modification, stated term is 396.   Tape Source: Initial   Tape Type:
Field: Mtg Insurance Doc Status MI Cert in File?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: MI certificate is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110100000110   Tape Value: 00000001000001100111000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 010100000110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011000001011   Tape Value: 00011100100000010000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 011000001010.&#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 46%   Tape Value: 46%   Variance:    Variance %: -0.01%   Comment: As per application DTI is 45.731%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX44 Tape Value: 1XXX/XX31 Variance: -4445 (Days) Variance %: Comment: As per modification maturity date is XXX/XX44 Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* MI, FHA or MIC missing and required (Lvl 3) "This is conventional loan. An appraisal report is missing from the loan file. As per value provided by the tape data, the LTV is calculated as 100% and also, tape data reflects MI coverage as 40%. However, MI certificate is missing from the loan file."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the interest rate test.
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located.
Interest Rate Test: FAIL loan data 7.750% Comparison data 6.500% Variance +1.250%"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the interest rate test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. Choice of Insurance Disclosure is missing from the loan file.."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on xx. However, as per final HUD-1, the settlement date is xx which is one day after the note date."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96157032	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$3,787.01	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$45,569.45	Not Applicable	xx	Not Applicable	xx	6.700%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.125%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed.
As per updated title report, there is one Water/Sewer liens.
The subject property has located the State of xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien.
First Water/Sewer lien is against the property in the favor of City Of xx
There is one junior mortgage against property in the favor of xx
There is one civil judgment in the favor of xx
There is one IRS lien in the favor of xx
The 2017 annual taxes are paid in the amount of xx.
There are no delinquent taxes are found.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 6.700% with P&I in the amount of xx.
The borrower has been making payments as per bankruptcy plan.	Collections Comments:Collection comments available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is making regular payments. The loan is currently performing. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX18. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 6.700% with P&I in the amount of xx.
The borrower has been making payments as per bankruptcy plan.
Review of collection comments shows that the foreclosure was initiated in the loan and was referred to attorney on xx.
Collection comment dated XX/XX/XX14 shows that the foreclosure sale was scheduled for xx.
According to the PACER, the borrower had filed for bankruptcy under chapter xx. The plan was confirmed on XX/XX/XX14. The cases was terminated and discharged on XX/XX/XX16.
The loan is currently performing.
The subject property is owner occupant with no visible damages or repairs.

Foreclosure Comments:Review of collection comments shows that the foreclosure was initiated in the loan and was referred to attorney on xx.
Collection comment dated XX/XX/XX14 shows that the foreclosure sale was scheduled for xx.

Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under chapter xx. The plan was confirmed on XX/XX/XX14. The cases was terminated and discharged on XX/XX/XX16.The POC was filed on xx.The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xxx826.40 and the value of the collateral is xxxx39.00; however, the unsecured portion is xx.
The borrower xx had filed bankruptcy under chapter xx. The subject creditor xx had filed POC xx on xx. On October 22, 2013; the Debtor filed the Motion to Value xx in relation to the Subject Property proposing to value the collateral to a secured amount of xx. On April 19, 2014; the Court entered an Order Granting the Motion to Value xx providing a secured claim of xx and making general unsecured claim in the amount of xx (crammed value). The debtor had filed 5th amended xx plan xx on XX/XX/XX14 which was confirmed by the court on April 16, 2014 xx which provides that the subject property will be crammed down and the debtor made contractual mortgage payments of xx to subject creditor xx directly in 1 to 7 months and remaining payments for 8 to 36 (29 payments) in the amount of xx through the bankruptcy plan.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Age of Loan Loan Value: 187 Tape Value: 188 |---| -1 |----| -0.01% Comment: AS per note the age of loan is 187 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: he PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Performing   Variance:    Variance %:    Comment: As per case summary,the case was reopened on xx.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: There is no Modification in the loan documents.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX40   Variance:    Variance %:    Comment: There is no Modification in the loan documents. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Modification in the loan documents. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 453   Variance:    Variance %:    Comment: There is no Modification in the loan documents. &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note does not reflect Neg.Amort Potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000000111211000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000021211100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 23%   Tape Value: 42%   Variance:    Variance %: -18.90%   Comment: AS per 1003 post-close DTI is 23.125%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Cashout.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on second lien position. Updated title report dated XX/XX/XX18 shows that there is one unpaid Municipal lien against the subject property in the amount of xxx0 recorded on XX/XX/XX00 which is in the favor of City of xx.
The subject property is located in the State of xx, which is a super lien state, hence there is a risk of the subject property to be getting foreclosed due to above said unpaid lien. It can be cured by paying off the said unpaid lien with interest and late charges (if any)."
* Title Review shows major title concern (Lvl 4)     "Updated title report dated XX/XX/XX18 shows that there is one unpaid Municipal lien against the subject property in the amount of xxx0 recorded on XX/XX/XX00 which is in the favor of xx.
The subject property is located in the State of xx, which is a super lien state, hence there is a risk of the subject property to be getting foreclosed due to above said unpaid lien. It can be cured by paying off the said unpaid lien with interest and late charges (if any)."
* Property value crammed down (Lvl 4) "The borrower xx had filed bankruptcy under chapter xx. The subject creditor xx had filed POC xx on xx. On October 22, 2013; the Debtor filed the Motion to Value xx in relation to the Subject Property proposing to value the collateral to a secured amount of xx. On April 19, 2014; the Court entered an Order Granting the Motion to Value xx providing a secured claim of xx and making general unsecured claim in the amount of xx (crammed value). The debtor had filed 5th amended xx plan xx on XX/XX/XX14 which was confirmed by the court on April 16, 2014 xx which provides that the subject property will be crammed down and the debtor made contractual mortgage payments of xx to subject creditor xx directly in 1 to 7 months and remaining payments for 8 to 36 (29 payments) in the amount of xx through the bankruptcy plan."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule d of voluntary petition shows that the amount of claim without deducting the amount of claim is xx.40 and the value of the collateral is xx.00; however, the unsecured portion is xx."	* Missing Required State Disclosures (Lvl 2) "Following Disclosure are missing from loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated title report dated 1XXX/XX18 there is one IRS lien against the borrower xx is in the amount of xx recorded on XX/XX/XX10 which is in the favor of xx.
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1929127	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,640.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated 1XXX/XX18, the subject mortgage was originated on xx
The chain of assignment has not been completed. There is a break in assignment from xx Currently the assignment is with xx.
Updated title report does not show any tax information. Tax certificate is required for current tax status.
According to the payment history as of XX/XX/XX18, the borrower is making regular payments and the next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The UPB reflected in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:According to the servicing comments, the loan is performing and the next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to 8XX/XX18. The UPB reflected in the amount of xx. The borrower has been making payments as per the Note terms.
The loan has not been modified since origination.
There is no foreclosure activity found against the borrower. However, xx (borrower/debtor) filed bankruptcy under chapter xx. The creditor, xx had filed POC on xx .The debtor filed proposed xx plan on XX/XX/XX06 which was confirmed on XX/XX/XX07. According to the plan, the debtor shall pay xx for 50 months. Schedule-D of Voluntary Petition shows xx as unsecured portion out of the claim amount of xx. Did not see comment indicating cram down.
The latest BPO report is not available in the loan file to determine the occupancy and current condition of the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx (borrower/debtor) filed bankruptcy under chapter xx. The creditor, xx had filed POC on xx.The debtor filed proposed xx plan on XX/XX/XX06 which was confirmed on XX/XX/XX07. According to the plan, the debtor shall pay xx for 50 months. Schedule-D of Voluntary Petition shows xx as unsecured portion out of the claim amount of xx. Did not see comment indicating cram down. The debtor was discharged on XX/XX/XX11 and terminated on XX/XX/XX11.	Not Applicable	Credit Application Affiliated Business Disclosure Notice of Servicing Transfer	Field: Age of Loan Loan Value: 184 Tape Value: 185 |---| -1 |----| -0.01% Comment: Age of loan is 184 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on XX/XX/XX06 which is Post-Loan Origination as the subject loan closed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Borrowers First Name as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX33   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: The loan has not been modified. &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 00000000101111121111121   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000010.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 12111112111110100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 010000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: Unavailable   Tape Value: 64%   Variance:    Variance %:    Comment: Application / 1003 missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased onXX/XX/XX15. The death certificate is located at xx.	* Title shows an assignment chain break (Lvl 2) "The chain of assignment has not been completed. There is a break in assignment from xx to xx, which was recorded on 8XX/XX10. Currently the assignment is with xx. However, the assignment should be with xx."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data:xx Comparison Data:xx Variance:-xx"
* Application Missing (Lvl 2)     "Final application / 1003 is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "According to Note, mortgage, and other loan documents shows property as “xx”. However, the updated title report dated 1XXX/XX18 and current year tax report, states property address as “xx”. There is no evidence indicating the subject property address has been changed."
* Loan has been determined to have an unsecured debt (Lvl 2)     "xx (borrower/debtor) filed bankruptcy under chapter xx. Schedule-D of Voluntary Petition shows xx as unsecured portion out of the claim amount of xx. Did not see comment indicating cram down. The debtor was discharged on XX/XX/XX11 and terminated on XX/XX/XX11."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39362816	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,306.65	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	34.960%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$146,483.18	$2,200.00	2.000%	xx	XX/XX/XX11	Financial Hardship	As per the review of the updated title report datedXX/XX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. Currently, the mortgage is with xx
There are 2 junior mortgages first which was originated onXX/XX/xx06 and was xx
The civil judgment against the borrower in xx
The civil judgment against the borrower in the amount of xx and in xx
There is a State tax judgment in the amount of xx and in xx. The SSN# is not mentioned to validate.
There are various liens in the totaling amount of xx. Out of those various liens, some are water/sewer liens, HOA liens. The document doesn’t contain the address to check whether the liens are against the subject property or not. As per the updated title, only two recording dates are given for this various liens 9XX/XX98 and 9XX/XX08.
the search was done on the borrower’s name and multiple city liens were found. The validity of the lien couldn't be confirmed as the property address is not mentioned on the document.
The 2017 annual taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 8XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx.
The borrower has been making his payments as per the xx mod terms.
Collections Comments:The loan is currently performing and the next payment is due for 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 8XX/XX18. According to the review of the PACER report, the borrower xx had filed bankruptcy under chapter xx. However, the chapter xx case was discharged on 1XXX/XX16. No evidence of post-closing foreclosure have been found. The RFD is unable to determine. The loan was modified once since origination in xx and the borrower has been making his payments as per the xx mod terms.
No latest BPO or servicing comments have been found regarding the occupancy and the condition of the subject property. No damages or repairs have been found. The borrower’s intention is to keep the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter xx. The reaffirmation agreement was filed on 1XXX/XX16. The reaffirmation agreement amount is xx and the first payment was due on 9XX/XX16 in the amount of xx. The schedule D of Voluntary Petition doesn’t show any unsecured debt. However, the chapter xx case was discharged on 1XXX/XX16. There is no comment indicating a cramdown.	This Step modification agreement was signed between the borrower xx and the lender xx on xx.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from 9XX/XX11 and the maturity is 8XX/XX51.
There is a deferred balance of the amount xx and the interest-bearing amount is xx.
This loan modification doesn’t contain any balloon provision.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Age of Loan Loan Value: 181 Tape Value: 183 |---| -2 |----| -0.01% Comment: As per the note date the age of loan is 181 months. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The borrower is current with the payments in the loan hence current legal status is Performing.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -40 (Days)   Variance %:    Comment: As per the modification agreement the loan was modified on xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX11   Tape Value: 8XX/XX11   Variance: -31 (Days)   Variance %:    Comment: As per the modification agreement the Mod step 1 effective date is 9XX/XX11.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 9XX/XX16   Tape Value: 8XX/XX16   Variance: -31 (Days)   Variance %:    Comment: As per the modification agreement the Mod step 2 effective date is 9XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 9XX/XX17   Tape Value: 8XX/XX17   Variance: -31 (Days)   Variance %:    Comment: As per the modification agreement the Mod step 3 effective date is 9XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 9XX/XX18   Tape Value: 8XX/XX18   Variance: -31 (Days)   Variance %:    Comment: As per the modification agreement the Mod step 4 effective date is 9XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 580   Variance: -100   Variance %: -0.17%   Comment: As per the MOD agreement the loan was modified with the term of 480 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note loan doesn't have negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011110000000   Tape Value: 11000000000000000100000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 011110000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000011110   Tape Value: 00000100000000000001011'   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 000000011110.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 35%   Tape Value: 34%   Variance:    Variance %: 0.68%   Comment: As per the application, the DTI is 34.960%.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the mortgage document the county name is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 8XX/XX51 Tape Value: 4XX/XX33 Variance: -6696 (Days) Variance %: Comment: As per the modification the modified loan maturity date is 8XX/XX51. &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report, the subject mortgage is on lower lien position as there are multiple city liens in the borrower name search report. The validity of the lien couldn't be confirmed as the property address is not mentioned on the document.
The subject mortgage was originated on xx."
* Title Review shows major title concern (Lvl 4)     "As per the review of the updated title report, the search was done on the borrower’s name and multiple city liens were found. The validity of the lien couldn't be confirmed as the property address is not mentioned on the document.
The subject property is located in xx which is a super lien state.
There is a possibility of foreclosure due to above unpaid city liens. These can be cured by paying off the city liens with accrued interest and late charges if any."	* State Tax Judgment (Lvl 2) "As per the updated title report, there is a State tax judgment in the amount of xx and in favor of the xx which recorded on 9XX/XX18. The SSN# is not mentioned to validate."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file:

1.  Anti-Coercion Notice
2.  Title Insurance Disclosure
3.  Radon Gas Disclosure
4.  Insurance Sales Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60912325	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Other	xx	$0.00	$3,746.26	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$125,096.36	Not Applicable	5.630%	xx	XX/XX/XX12	Financial Hardship	The reviews of updated title report dated 1XXX/XX18, shows that the subject mortgage was xx
The chain of the assignment has not been completed as the assignment is missing. The current assignee should be xx
There is a junior mortgage against property in the favor of xx
There is an HOA/COA lien against property in the favor of xx
There is an HOA/COA lien against property in the favor of xx There is an HOA/COA lien against property in the favor of xx
There is a Credit Card Judgment against the borrower in the favor of xx
There is a civil judgment in the favor xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor of xx.
2017 county annual installment tax has been paid xx.
No prior year delinquent taxes have been found.	According to the payment history as of 9XX/XX18, the borrower is current with the loan. The last payment was received on 1XXX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

Collections Comments:As per the review of the servicing comments, the present status of the loan is in performing xx. The last payment was received on 1XXX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments, as per the modification. The modification agreement was made xx onXX/XX/XX12.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.630% and new P&I is in the amount of xx beginning from 7XX/XX12 till the maturity date 7XX/XX52. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx xx. The plan was confirmed on 1XXX/XX15. The date of the last filing isXX/XX/XX18. The POC was filed on xx. The debtor shall pay to the trustee the sum of xx for 1 to 10 months and xx for 11 to 60 months.
No information has been found pertaining to foreclosure.
Unable to determine the current occupancy of the subject property as the latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx xx. The plan was confirmed on 1XXX/XX15. The date of the last filing isXX/XX/XX18. The POC was filed xx. The debtor shall pay to the trustee the sum of xx for 1 to 10 months and xx for 11 to 60 months.	This modification agreement was made between xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.630% and new P&I is in the amount of xx beginning from 7XX/XX12 till the maturity date 7XX/XX52. There is no provision for the balloon payment.	Affiliated Business Disclosure Loan Program Info Disclosure Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: 7XX/XX12 Tape Value:XX/XX/XX12 |---| -13 (Days) |----| Comment: The Document Date of the Last Modification is 7XX/XX12.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: First Pay Change Date   Loan Value:XX/XX/XX00   Tape Value:XX/XX/XX00   Variance: -31 (Days)   Variance %:    Comment: The first pay change date isXX/XX/XX00.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value:XX/XX/XX00   Tape Value:XX/XX/XX99   Variance: -350 (Days)   Variance %:    Comment: The first rate change date as per note isXX/XX/XX00.   Tape Source: Initial   Tape Type:
Field: Lender Name   xx
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as fixed. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 639   Variance: -159   Variance %: -0.25%   Comment: As per modification, the stated term is 480.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value:XX/XX/XX99   Tape Value:XX/XX/XX99   Variance: 5 (Days)   Variance %:    Comment: As per appraisal , the date isXX/XX/XX99.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.17%   Comment: The Note reflects the Original Stated P&I as 689.32.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 010000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal And Interest Initial Recast Months Count   Loan Value: 13   Tape Value: 120   Variance: -107   Variance %: -0.89%   Comment: Principal and interest recast months count as per note is 13.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Stated Maturity Date   Loan Value: 6XX/XX52   Tape Value: XXX/XX29   Variance: -8493 (Days)   Variance %:    Comment: The stated maturity date reflects 6XX/XX52.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: There is no junior balance. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The reviews of the updated title report dated 1XXX/XX18, shows that the subject mortgage is on lower lien position as there is an HOA/COA lien against property xx.
There is an HOA/COA lien against property xx.
There is an HOA/COA lien against property XX.
the subject mortgage was originated onXX/XX/XX99 xx."
* Title Review shows major title concern (Lvl 3)     "The reviews of the updated title report dated 1XXX/XX18, shows that There is an HOA/COA lien against property xx.
There is an HOA/COA lien against property xx.
There is an HOA/COA lien against property xx.
The subject property is located in Florida which is a super lien state.
There is a possibility of foreclosure due to above unpaid city liens. These can be cured by paying off the HOA liens with accrued interest and late charges if any."	* Operative index value is unable to confirm (Lvl 2) "Operative Index value is unable to determine."
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The reviews of the updated title report dated 1XXX/XX18, shows that the chain of the assignment has not been completed as the assignment is missing. The current assignee should be xx"
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following disclosures are missing from the loan file.
1. Anti-Coercion Notice
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by the borrower."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52680689	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$187.83	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$60,007.36	Not Applicable	4.125%	xx	XX/XX/XX10	Financial Hardship	xx

Active mortgages, liens and judgments are as follows:

There are 2 active mortgages against the property.

The first junior mortgage was originated xx.
The second junior mortgage was originated xx.
There is an active civil judgment against the borrower in the xx
There is an active civil judgment against the borrower in the xx
xx
No prior year delinquent taxes have been found. The 2017 combined annual taxes are paid on XX/XX/xx17 in the amount of xx.	According to the payment history as of XX/XX/XX18, the borrower is performing. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The current loan status is performing. As per the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

The loan was modified xx. As per the modified terms, new principal balance is xx. There are 2 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 4.125% beginning from XX/XX/XX10, 2nd  step is xx monthly with a modified interest rate 5.125% beginning from XX/XX/XX15, with a maturity date XX/XX/XX34. The interest-bearing amount is xx. There is no principal forgiven amount or deferred balance. This loan was modified once.

The reason for default is flood disaster. The subject property has been occupied by the owner. The borrower's intention is to keep the property.

No foreclosure details have been found from recent collection comments.

According to the PACER, the borrower xx had filed for bankruptcy xx. The POC was filed xx. The plan was confirmed on XX/XX/XX11. As per confirmed plan, the debtor shall pay the trustee xx for 1 to 60 months under xx. The debtor was dismissed xx. There is no comment indicating a cram down.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx had filed for bankruptcy xx. The POC was filed xx. The plan was confirmed xx. As per confirmed plan, the debtor shall pay the trustee xx for 1 to 60 months under xx. The debtor was dismissed xx. There is no comment indicating a cram down.	The loan modification xx. As per the modified terms, new principal balance is xx. There are 2 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 4.125% beginning from XX/XX/XX10, 2nd step is xx monthly with a modified interest rate 5.125% beginning from XX/XX/XX15, with a maturity date XX/XX/XX34. The interest-bearing amount is xx. There is no principal forgiven amount or deferred balance. This loan was modified once.	Notice of Servicing Transfer Missing Required State Disclosures Credit Application Affiliated Business Disclosure	Field: Age of Loan Loan Value: 177 Tape Value: 178 |---| -1 |----| -0.01% Comment: Age of Loan is 177.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy on XX/XX/XX10 which is Post-Loan Origination as the subject loan closed on XX/XX/XX13. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Dismissed   Tape Value: Lift Stay - Granted   Variance:    Variance %:    Comment: The PACER Report reflects Current Bankruptcy status as Dismissed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX10   Tape Value:XX/XX/XX10   Variance: -13 (Days)   Variance %:    Comment: The Document Date of the Last Modification is XX/XX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 6XX/XX10   Tape Value: 5XX/XX10   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as XX/XX/XX10.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX15   Tape Value: 5XX/XX15   Variance: -31 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 2 Date as XX/XX/XX15.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 284   Tape Value: 364   Variance: -80   Variance %: -0.22%   Comment: Modified Stated Term per Modification is 480.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000001   Tape Value: 00000000100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000000000   Tape Value: 00000000000000100000000'   Variance:    Variance %:    Comment: The Payment History String reversed is 100000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx
Field: Stated Maturity Date Loan Value: XXX/XX34 Tape Value: 9XX/XX33 Variance: -122 (Days) Variance %: Comment: Stated Maturity Date per Modification is XX/XX/XX34.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "Lost note affidavit dated XX/XX/XX13 was found in the loan file located at (xx) as original note was misplaced, lost or destroyed. And duplicate copy note is available in the loan file."
* Comment history is incomplete (Lvl 3) "The comments history is available from 8XX/XX17 to 9XX/XX18, we require the latest 24 months comment history .The comments history missing from 8XX/XX16 to 8XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Florida state. The following state disclosures are missing from the loan file:

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79362674	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,721.47	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.248%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$258,719.19	Not Applicable	4.500%	xx	XX/XX/XX15	Financial Hardship	xx.
The chain of the assignment has been completed. The latest assignment is with xx
2) There is an active Hospital, Medical or Attorney Lien against borrower xx
The annual combined taxes in 2017 have been paid in the amount of xx. No delinquent taxes has been found for the prior years.
According to the latest payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the payment history is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement dated XX/XX/XX14.
Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected in the payment history is in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement dated XX/XX/XX14.
The reason for default is an excessive obligation as per the comments.
The loan had been modified on XX/XX/XX14. The unpaid principal balance is xx with the interest rate of 4.500%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX15. The maturity is date will be on XXX/XX55. The prior modification was done on XXX/XX13.
According to servicing comments, the foreclosure was initiated. The referred to attorney and complaint filed information are not available. The foreclosure sale was scheduled xx. However, the foreclosure was put on hold due to loss mitigation.
The borrower xx had filed the bankruptcy xx. The case was dismissed xx due to failure to file information.
The latest comment dated XX/XX/XX17 shows that the subject property is owner occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:According to servicing comments, the foreclosure was initiated. The referred to attorney and complaint filed information are not available. The foreclosure sale was scheduled xx. However, the foreclosure was put on hold due to loss mitigation.
Bankruptcy Comments:The borrower xx had filed the bankruptcy xx. The case was dismissed on xx and terminated on xx due to failure to file information.	This modification agreement was made on xx.
The unpaid principal balance is xx with the interest rate of 4.500%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX15. The maturity is date will be on XXX/XX55.
The prior modification was done on XXX/XX13.	Notice of Servicing Transfer Missing Required State Disclosures Missing Dicsloures Prepayment Penalty Rider Affiliated Business Disclosure	Field: Age of Loan Loan Value: 131 Tape Value: 132 |---| -1 |----| -0.01% Comment: Age of loan is 131. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower had filed bankruptcy under xx with the xx on XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and the foreclosure sale was scheduled onXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 570   Variance: -90   Variance %: -0.16%   Comment: The modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 00000002100000000000000   Variance:    Variance %:    Comment: The payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000000000000120000000'   Variance:    Variance %:    Comment: The payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 45%   Tape Value: 41%   Variance:    Variance %: 4.54%   Comment: DTI is 71.176%.   Tape Source: Initial   Tape Type:
Field: Prepayment Penalty Term Months   Loan Value: 36   Tape Value: 12   Variance: 24   Variance %: 2.00%   Comment: Prepayment penalty term months is 36.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx.
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Debt consolidation   Variance:    Variance %:    Comment: Purpose of refinance per application is lower rate of term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transaction is cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX55 Tape Value: 7XX/XX37 Variance: -6393 (Days) Variance %: Comment: Stated maturity date XXX/XX55. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report datedXX/XX/XX18, the subject mortgage is on second lien position as there is a Water/Sewer lien on the subject property in favor of xx.
* Title Review shows major title concern (Lvl 4)     "According to the updated title report datedXX/XX/XX18, there is a Water/Sewer lien on the subject property in favor of xx.
The subject property has been located in the Florida State, which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid lien along with late charges and accrued interest, if any."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file:
1. Anti-Coercion Notice.
2. Insurance Sales Disclosure."
* Mortgage Riders incomplete / inaccurate (Lvl 2)     "Prepayment Penalty rider is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "Prepay rider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business form disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)
* XXX Exceptions Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent-XX/XX/XX18).
However, the collection comments received as ofXX/XX/XX18. The latest comments do not reflect damage or repair to the subject property.
																																																																																									No BPO/inspection report have been provided."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82836904	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,626.78	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	xx	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	ARM	30	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.621%	First	Final policy	Not Applicable	xx	XX/XX/XX10	$399,527.76	$39,500.00	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
Chain of assignment is completed as the subject mortgage is with xx
There is one Active Judgment and Lien pending against the borrower.
1) There is a Civil Judgment against the borrower of xx
County taxes have been due in the amount of xx for the year 2018-2019.
School taxes have been due in the amount of xx for the year 2018-2019.
No prior year delinquent taxes are found.
Review of latest payment history as of 1XXX/XX18 shows that the borrower is performing and next payment due date was for XX/XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB is being reflected in payment history in the amount of xx.
The borrower is making payments as per modification agreement interest rate and terms.
Collections Comments:xx had filed bankruptcy under xx.
Voluntary petition was filed onXX/XX/XX18 does not show any unsecured portion.
Motion for relief from automatic stay was not filed .
No information is available to understand the current status of foreclosure process.
Review as per servicing comments dated from XXX/XX11 toXX/XX/XX18 state that the borrower has not been delinquent currently and the payment is due from 1XXX/XX18 as the borrower is not paying the P&I regularly. The last payment was received onXX/XX/XX18 in the amount of xx.  The payment history states that the current UPB  is  xx. Borrower wants to keep the property.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Loan Modification agreement was made xx.
The borrower had promised to pay the UPB of xx,
1) P&I in the amount of xx with interest rate is 2.000% for 60 months period.
2) P&I in the amount of xx with interest rate is 3.000% for 12 months period.
3) P&I in the amount of xx with interest rate is 4.000% for 12 months period.
4) P&I in the amount of xx with interest rate is 5.000% for 396 months period.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx  had filed bankruptcy under xx.
Voluntary petition was filed onXX/XX/XX18 does not show any unsecured portion.
Motion for relief from automatic stay was not filed on.
Loan Modification agreement was made xx.
The borrower had promised to pay the UPB of xx,
1) P&I in the amount of xx with interest rate is 2.000% for 60 months period.
2) P&I in the amount of xx with interest rate is 3.000% for 12 months period.
3) P&I in the amount of xx with interest rate is 4.000% for 12 months period.
4) P&I in the amount of xx with interest rate is 5.000% for 396 months period.	Notice of Servicing Transfer Loan Program Info Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Age of Loan Loan Value: 130 Tape Value: 132 |---| -2 |----| -0.02% Comment: As per mod age of loan is 130 months however tape data shows 132 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Bankruptcy Filing Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX13   Variance: -1928 (Days)   Variance %:    Comment: As per PACER bankruptcy filing date is XX/XX/XX18 however tape data shows XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Chapter   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per PACER bankruptcy xx shows however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Petition Filed   Tape Value: Dismissed   Variance:    Variance %:    Comment: As per PACER current status is Petition filed however tape data shows Dismissed.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: As per collection comments current legal status is performing however tape data shows collection.   Tape Source: Initial   Tape Type:
Field: Interest Only Expiration Date   Loan Value: XXX/XX10   Tape Value: 8XX/XX17   Variance: 2769 (Days)   Variance %:    Comment: As per note interest only expiration date is XX/XX/XX10 however tape data shows XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per mod loan amortization type is Step however tape data shows ARM.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX10   Tape Value: XXX/XX10   Variance: -31 (Days)   Variance %:    Comment: As per mod payment step 1 date is XX/XX/XX10 however tape data shows XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 4XX/XX15   Tape Value: XXX/XX15   Variance: -31 (Days)   Variance %:    Comment: As per mod payment step 2 date is XX/XX/XX15 however tape data shows XX/XX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 4XX/XX16   Tape Value: XXX/XX16   Variance: -31 (Days)   Variance %:    Comment: As per mod payment step 3 date is XX/XX/XX16 however tape data shows XX/XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 4XX/XX17   Tape Value: XXX/XX17   Variance: -31 (Days)   Variance %:    Comment: As per mod payment step 4 date is XX/XX/XX17 however tape data shows XX/XX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 512   Variance: -32   Variance %: -0.06%   Comment: As per mod stated term is 480 however tape data shows 512.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.71%   Comment: As per note original P&I is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000010000000   Tape Value: 10000000000000000000000   Variance:    Variance %:    Comment: As per payment history payment string is 001121111111 however tape data shows 100000000000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000010000   Tape Value: 00000000000000000000001'   Variance:    Variance %:    Comment: As per payment history payment string is 111111121100 however tape data shows 000000000000000000000001.   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003   Loan Value: 52%   Tape Value: 46%   Variance:    Variance %: 5.67%   Comment: As per application post close DTI is 51.621% however tape data shows 45.950%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx.
Field: Stated Maturity Date Loan Value: XXX/XX50 Tape Value: 7XX/XX37 Variance: -4626 (Days) Variance %: Comment: As per mod stated maturity date is XX/XX/XX50 however tape data shows XX/XX/XX37. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final Hud-1 is not executed by the borrower."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following states disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94812319	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$10,750.61	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	32.386%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$430,732.33	$4,100.00	2.000%	xx	XX/XX/XX11	Financial Hardship	According to updated title report dated 1XXX/XX18, shows that the subject mortgage was xx
The chain of the assignment has been completed. Currently, the assignment is from xx
No active liens and judgments are found against the borrower and the subject property.
The 2017 combined first and second installment taxes are paid for the amount of xx.
No, any prior delinquent taxes are found.

According to payment history as of datedXX/XX/XX18, the borrower is currently delinquent for 1 month and next due date for 7XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.00%. The new UPB is reflected for the amount of xx. However, the modification agreement which was made on 8XX/XX11.	Collections Comments:The loan is active in bankruptcy and next due date for 7XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with interest rate 4.00%. The new UPB is reflected for the amount of xx. However, the modification agreement which was made on 8XX/XX11.
The reason for default is unable to determine.
The loan was modified since origination. The borrower making payment as per modification agreement which was made on 8XX/XX11 between the borrower xx. The new principal balance is xx. However, the interest-bearing amount is  xx and the deferred amount is xx. The borrower promise to pay in 4 steps start P& I is xx to 1,863.95 and interest start from 2.00% to 4.625% beginning on 8XX/XX11 till maturity date 7XX/XX51. The borrower currently making payment as per 3rd step for the amount of xx with interest rate 4.00%.
The borrower xx filed bankruptcy xx. The plan was confirmed on xx. The borrower promise to pay for trustee in the amount of xxxx for 4 months and xx for 56 months for the total amount of xx. The POC was filed by xx. Schedule-D of voluntary petition shows, the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments indicating cram-down.
The foreclosure has been not initiated.
The BPO reports are not available. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx filed bankruptcy xx xx. The plan was confirmed on xx. The borrower promise to pay for trustee in the amount of xxxx for 4 months and xx for 56 months for the total amount of xx. The POC was filed xx. Schedule-D of voluntary petition shows, the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments indicating cram-down.

The loan was modified since origination. The borrower making payment as per modification agreement xx. The new principal balance is xx. However, the interest-bearing amount is xx and the deferred amount is xx. The borrower promise to pay in 4 steps start P& I is xx to 1,863.95 and interest start from 2.00% to 4.625% beginning on 8XX/XX11 till maturity date 7XX/XX51. The borrower currently making payment as per 3rd step for the amount of xx with interest rate 4.00%.	Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 524 |---| -164 |----| -0.31% Comment: the amortized term month reflects 360.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 524   Variance: -164   Variance %: -0.31%   Comment: the amortized term reflects 360.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: The loan current legal status is Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 95%   Variance:    Variance %: -15.00%   Comment: The original CLTV ratio percent reflects 80.00%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.875%   Tape Value: 2.000%   Variance:    Variance %: 3.88%   Comment: The Note reflects the Original Stated Rate as 5.87500%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123334444444   Tape Value: 444444444444444444444444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 02333444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444433321   Tape Value: 444444444444444444444444   Variance:    Variance %:    Comment: The Payment History String reversed is 444444433320. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Low Rise Condo (1-4 Stories)   Variance:    Variance %:    Comment: As per appraisal, the subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History for the amount of xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of voluntary petition shows, the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments indicating cram-down."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Ohio. The following state disclosures are missing from the
1Equal Credit Availability Notice
2Insurance Tying Disclosure
3Non-Deposit Insurance Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data : xx Comparison Data : xx Variance : -xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31497274	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,295.14	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.490%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.833%	First	Final policy	Not Applicable	xx	XX/XX/XX08	$88,511.84	Not Applicable	3.000%	xx	XX/XX/XX08	Financial Hardship	As per updated title report dated 1XXX/XX18 the subject mortgage was originated on xx
No active judgments or liens have been found against the borrower or the subject property.
First installment of 2017 combined taxes has been paid in the total amount of xx on XX/XX/XX18 and second installment of 2017 combined taxes is due in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 8 months and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 1XXX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX08 with the interest rate of 7.490 % and P&I of xx.
Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 1XXX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX08 with the interest rate of 7.490 % and P&I of xx.
According to notice of trustee’s sale, the sale was scheduled for xx at main entrancexx. Further, the sale was postponed and scheduled on xx; however, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the xx.
The borrower,xx and the plan was confirmed on xx. According to the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx.
The trustee has filed the POC on xx.
The POC was filed by the creditor xx. According to the xx plan dated 1XXX/XX15, the debtor shall pay to the trustee in the amount of xx each month for first 58 month for base amount of xx. The estimated arrearage is in the amount of xx which will be paid to the creditor, Penny Mac. The secured claim amount is xx which will be paid with monthly payment of xx after filing. The same plan was confirmed on XX/XX/XX16.
 Objection to motion for relief from stay was filed on XX/XX/XX16. According to objection, this secured claim is being paid inside the plan. The creditor’s dexxtion that no payments have been made by the debtor. The debtor intends to make up the forced place premium or to provide for the arrearage in the xx plan. Motion for relief from stay was filed on XX/XX/XX16.
According to the modification of xx plan after confirmation dated XX/XX/XX18, the debtor payment has been increased by xx. The new base payment will be xx.

According to comment dated XX/XX/XX16, the subject property was damaged due to fire. The date of loss was XX/XX/XX16.
The comment dated XX/XX/XX16 states that the loss draft check xx from xx
The claim check in the amount of xx have been released to the contractor on xx.Final draw in the amount of xx has been approved on xx. No latest BPO report is available in the loan for confirmation of damage has been repaired.

Foreclosure Comments:The foreclosure was initiated and referred to attorney on xx. According to notice of trustee’s sale, the sale was scheduled for xx at main entrance xx. Further, the sale was postponed and scheduled on xx; however, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the xx.

Bankruptcy Comments:The borrower, xx and the plan was confirmed on xx. According to the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx.
The trustee has filed the POC on xx.
The POC was filed by the creditor xx. According to the xx plan dated 1XXX/XX15, the debtor shall pay to the trustee in the amount of xx each month for first 58 month for base amount of xx. The estimated arrearage is in the amount of xx which will be paid to the creditor, xx. The secured claim amount is xx which will be paid with monthly payment of xx after filing. The same plan was confirmed on XX/XX/XX16.
 Objection to motion for relief from stay was filed on XX/XX/XX16. According to objection, this secured claim is being paid inside the plan. The creditor’s dexxtion that no payments have been made by the debtor. The debtor intends to make up the forced place premium or to provide for the arrearage in the xx plan. Motion for relief from stay was filed on XX/XX/XX16.
According to the modification of xx plan after confirmation dated XX/XX/XX18, the debtor payment has been increased by xx. The new base payment will be xx.
This step loan modification agreement was made xx. As per modified terms, the new principal balance is xx. Borrower promises to pay P&I in the amount of xx monthly with the step interest rate of 3.00% beginning from XX/XX/XX08. The maturity date is XX/XX/XX35. The loan was modified with two steps at last step of 7.490% interest rate.	Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure	Field: Current Foreclosure Status Loan Value: Sale Publication Tape Value: Complaint Filed |---| |----| Comment: According to notice of trustee’s sale, the sale was scheduled for XX/XX/XX15 at main entrance xx Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per collection comment, the current legal status is Bankruptcy. However, the tape data reflects foreclsoure.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.79%   Comment: As per payment history, the Escrow Advance Balance is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the loan amortization type is Step. However, the tape data reflects fixed type.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.490%   Tape Value: 3.000%   Variance:    Variance %: 4.49%   Comment: As per note, originally stated rate is 7.49%. however, the tape data reflects 3.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 1000000012233233444444FF   Variance:    Variance %:    Comment: As per payment history string is 444444444444 However, the tape data reflects string is 100000001223323344444444FF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: FF4444443323322100000001   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444 However, the tape data reflects string is FF444444332332210000000001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx.
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.07%   Comment: As per payment history, the suspence balance is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history, the Unpaid current principle balance is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the voluntary petition, the value of the collateral is xx and the amount of secured claim is xx. Hence, unsecured portion is reflected in the amount of xx.
No comment regarding cram down has been found in the collection comment."
* Property Damge (Lvl 3)     "According to comment dated XX/XX/XX16, the subject property was damaged due to fire. The date of loss was XX/XX/XX16.
The comment dated XX/XX/XX16 states that the loss draft check in the amount of xx has been received on xx from xx.
The claim check in the amount of xx have been released to the contractor on XX/XX/XX17.Final draw in the amount of xx has been approved on xx but no evidences are available in the latest 24 months servicing comments regarding the exact cost of repairs and current status of repairs. No latest BPO report is available in the loan for confirmation of damage has been repaired."	* Settlement date is different from note date (Lvl 2) "The subject mortgage was originated on XX/XX/XX05. However, as per finalHUD-1, settlement date is XX/XX/XX05."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine as supportive document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1.Construction Lien Disclosure
2.Mortgage Loan Servicing Disclosure
3.Choice of Insurance Notice
4.Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
5.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39619500	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,588.93	8/XX/XX21	Unavailable	No	Modification/Short Sale Pending	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.225%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	4.763%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$230,086.33	$94,761.23	3.125%	xx	XX/XX/XX16	Financial Hardship	xx
There is a junior mortgage against the subject property in favor of xx
Active judgments or liens have been found pending are as follows :
1) There is an IRS lien against the borrower xx
Annual taxes are in the amount of xx.
2017 annual combined taxes are paid till XX/XX/xx17 in the amount of xx.
2018 annual combined taxes are paid till XX/XX/xx18 in the amount of xx.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 0 months. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history fromXX/XX/XX14 toXX/XX/XX18 reveal that the loan is in delinquency for 0 months. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 9XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comment datedXX/XX/XX18, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per loan modification. The loan was modified once since origination. The loan modification was made effective on 1XXX/XX16.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 3.125% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX16 and ends with the maturity date of 1XXX/XX56.
The borrower had also promise to pay the deferred balance in the amount of xx on the maturity date on 1XXX/XX56. The unpaid principal balance that has been amortized is xx as an interest bearing amount.
According to the loan modification agreement dated 1XXX/XX16, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx.
According to the servicing comments dated fromXX/XX/XX14 toXX/XX/XX18 states that the foreclosure was initiated on the subject property and referred to attorney on xx. The sheriff's sale was scheduled for xx. However, the foreclosure was put on hold due to loan modification agreement made on 1XXX/XX16 and as well as due to bankruptcy filed onXX/XX/XX17.
The borrower had filed bankruptcy under xx xx. The last petition was filed onXX/XX/XX18. The plan was confirmed onXX/XX/XX17.
Foreclosure Comments:According to the servicing comments dated fromXX/XX/XX14 toXX/XX/XX18 states that the foreclosure was initiated on the subject property and referred to attorney on xx. The sheriff's sale was scheduled for xx. However, the foreclosure was put on hold due to loan modification agreement made on 1XXX/XX16 and as well as due to bankruptcy filed onXX/XX/XX17.

Bankruptcy Comments:The borrower had filed bankruptcy under xx xx. The last petition was filed onXX/XX/XX18. The plan was confirmed onXX/XX/XX17.
According to xx plan dated 6XX/XX17, the debtor shall pay to the trustee the sum of xx by direct payment then after the debtor shall pay xx per month for 60 months.
Schedule D of voluntary petition datedXX/XX/XX17 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx however the unsecured portion is xx. There is information has been found regarding cram down in the bankruptcy case.

Loan Modification agreement was made xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 3.125% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX16 and ends with the maturity date of 1XXX/XX56.
The borrower had also promise to pay the deferred balance in the amount of xx on the maturity date on 1XXX/XX56. The unpaid principal balance that has been amortized is xx as an interest bearing amount.
According to the loan modification agreement dated 1XXX/XX16, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx.

Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per note , the amortization terms are 360 months. However as per modification, the amortization terms are 480 months.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per note , the amortization terms are 360 months. However as per modification, the amortization terms are 480 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Lift Stay - Filed   Variance:    Variance %:    Comment: As per PACER report, the current bankruptcy status is Plan Confirmed. However, the tape data reflects Life stay- Filed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: As per collection comment, current legal status is bankruptcy. However, the tape data reflects collections.&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.69%   Comment: As per modification, the total deferred balace is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.69%   Comment: As per modification, the total deferred balace is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX16   Tape Value: XX/XX/XX16   Variance: -15 (Days)   Variance %:    Comment: As per modification agreement, the last modified on 1XXX/XX16. However, the tape data reflects on XX/XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.48%   Comment: As per payment history, the Escrow balance is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Documentation   Variance:    Variance %:    Comment: As per loan files, the loan document type is Full Documentation. However, the tape data reflects No Documentation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Occupancy at Origination (Property Usage Type)   Loan Value: Investor   Tape Value: Primary   Variance:    Variance %:    Comment: As per 1003 application report, the occupancy at origination is Investor. However, the tape data reflects Primary.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011121211222   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history string reversed is 111121211222 However, the tape data reflects string is FFFFFFFFFFFFFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222112121110   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history string reversed is 222112121111 However, the tape data reflects string is FFFFFFFFFFFFFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: Newton   Tape Value: xx   Variance:    Variance %:    Comment: Property County is Newton. However, the tape data shows as xxx   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: xx
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: -0.01%   Comment: As per payment history, the suspence balance is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Forgiven Principal Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.00%   Comment: As per modification, the total forgiven principle amount is xx. However, the tape data reflects balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, the Unpaid Ccurrent principle balance is xx. However, the tape data reflects balance is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Loan Modification agreement was made between borrower xx. The borrower promise to pay the unpaid principal balance of xx. According to the loan modification agreement dated 1XXX/XX16, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition datedXX/XX/XX17 shows amount of secured claim without deducting the value of collateral is xx,xx and value of collateral is xx,xx however the unsecured portion is xx."
* Not all borrowers signed HUD (Lvl 3) "Final Hud-1 is not signed by all the borrowers."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in state of Georgia. The following state disclosures are missing from the loan file.
1.Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated 1XXX/XX18, there is an IRS lien against the borrower Sidney Tripp Jr in favor of Department of Treasury-Internal Revenue Service in the amount of xx and it was recorded on XX/XX/XX17."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49298814	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$7,969.10	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.833%	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated 1XXX/XX18 states that the subject mortgage was xx
The chain of assignment has been completed.
There is a junior mortgage which was originated on XX/XX/xx05 and xx
There are two active judgments against the borrower the first was recorded on xx
The second was recorded on XX/XX/xx13 in the amount of xx which is in the favor of xx
The 2018-2019 county first installment taxes have been due in the amount of xx for the due date XX/XX/xx18.
The 2018-2019 county second installment taxes have been due in the amount of xx for the due date XX/XX/XX19; however, no prior delinquent taxes have been found.

Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 1 months. The next due date for the payment is 7XX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 6XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Collections Comments: Loan is in active bankruptcy. Provided payment history from XXX/XX15 toXX/XX/XX18 reveals that the loan is in delinquency for 1 month. The next due date for the payment is 7XX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 6XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx. According to the servicing comments the subject property is owner occupied with no visible damages or repairs it is in average condition. The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx and as per the notice of trustee's sale the sale date was xx. Thereafter, the foreclosure was put on hold due to filed bankruptcy under xx with xx; however, no further information pertaining foreclosure has been found. The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per note P&I. The loan was not yet modified since origination.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx and as per the notice of trustee's sale the sale date was xx. Thereafter, the foreclosure was put on hold due to filed bankruptcy under xx with xx; however, no further information pertaining foreclosure has been found.
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy xx. The POC was filed onXX/XX/XX15 with a secured claim amount of xx and the arrearage amount is xx.
The order confirming xx plan was filed on XXX/XX16 according to which the debtor shall pay xx monthly fromXX/XX/XX15, xx monthly fromXX/XX/XX16, xx monthly starting from XX/XX/XX18 for the total period of 60 months.	Not Applicable	Missing Required State Disclosures Title Evidence	Field: Current Legal Status Loan Value: Bankruptcy Tape Value: Collections |---| |----| Comment: As per review, the current legal status is Bankruptcy. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 75%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123333444444   Tape Value: FFF444444444444444444444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 123333444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444333321   Tape Value: 4444444444444444444F4FFF   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444333321   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history review, the UPB is xx. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy, title commitment and preliminary title policy for the subject mortgage (which can cover the subject mortgage) are missing from the loan file. However, there is a final title policy available in the loan file located at "1002295711_Title_165069750_2-5-2015" which is ensuring the piggy back mortgage in the amount of xx which was recorded on same day that of subject mortgage dated XX/XX/XX05. Same policy showing subject mortgage under schedule B un-insured section. However, there is no policy found for the subject mortgage."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition datedXX/XX/XX15 shows amount of secured claim without deducting the value of collateral is xx,xx and value of collateral is xx however the unsecured portion is xx. There is no information has been found regarding cram down in the bankruptcy case."	* Missing Required State Disclosures (Lvl 2) "The property is located in California state. The following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Settlement date is different from note date (Lvl 2)     "According to note, the loan origination date is XX/XX/XX05; however, the settlement date on final HUD-1 is XX/XX/XX05 which different from the loan origination date."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
																																																																																								* Missing Required Disclosures (Lvl 2) "list of service providers document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70308929	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,138.45	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	35.586%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$291,327.08	$53,332.52	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated 1XXX/XX18 shows that the subject mortgage was xx
The chain of assignment has been completed. There is one active xx
There are 2 junior mortgages in the amount of xx and xx in favor of xx respectively. 2018 county taxes are due in the amount of xx for 1st installment and xx for 2nd installment. The current year annual taxes are due in the amount of xx.,At the time of origination  the borrower xx through the grant deed xx

According to the payment history as ofXX/XX/XX18, there is no delinquency in payment. The last payment was received on 9XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan currently is in bankruptcy. According to the PACER, the borrower had filed for bankruptcy under xx xx, the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee 1,728.28 each month. There is no comment indicating a cram down. According to the payment history as ofXX/XX/XX18, there is no delinquency in payment. The last payment was received on 9XX/XX18, the payment applied date was 9XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected as per the payment history is in the amount of xx. According to the modification, the loan was modified on XX/XX/XX13 between the borrower xx and xx with lender xx . The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX13. The maturity date as per modification is 1XXX/XX53. This loan was modified once.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx xx. The POC was filed on xx. The debtor shall pay the trustee 1,728.28 each month.There is no comment indicating a cram down.

According to the modification, the loan was modified on XX/XX/XX13 between xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX13. The maturity date as per modification is 1XXX/XX53. This loan was modified once.

Modification step:
As per the modified terms, new principal balance is xx. There are 4 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.0000% beginning from 1XXX/XX13, 2nd  step is xx monthly with a modified interest rate 3.0000% beginning from 1XXX/XX18, 3rd  step is xx monthly with a modified interest rate 4.0000% beginning from 1XXX/XX19, 4th step is xx monthly with a modified interest rate 4.2500% beginning from 1XXX/XX20, with a maturity date 8XX/XX51. The interest-bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount. This loan was modified once.
Missing Required State Disclosures Missing Required Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization terms are 360. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Amortization terms are 360.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 40%   Tape Value: 50%   Variance:    Variance %: -9.58%   Comment: Original CLTV ratio is 40.416%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 40%   Tape Value: 40%   Variance:    Variance %: 0.42%   Comment: Original LTV ratio is 40.416%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 444444444000000000011133   Variance:    Variance %:    Comment: Payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 331110000000000444444444   Variance:    Variance %:    Comment: Payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per the payment history is in the amount of xx. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California state. The state disclosures missing from the loan file are:
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers are missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per the updated title report dated 1XXX/XX18 shows that the subject property was transfer to the borrower xx, husband and wife as community property on XX/XX/XX99 with grand deed and the subject mortgage was originated onXX/XX/XX02. After that the property was transferred to”xx” through the grant deed with inst#xx recorded onXX/XX/XX06 and current property owner shows as ”xx”."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72525722	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$998.53	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.400%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.827%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$169,401.47	$17,738.88	5.125%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated 1XXX/XX18 reflects that the subject mortgage was originated on xx
The chain of the assignment has been completed.  The latest assignment is from, xx
There is an active State Tax lien against the borrower xx.
 There are five Civil Judgments against the borrower which are as follows.
1.The first civil judgment against the borrower xx
2.The second civil judgment against the borrower xx
3.The third civil judgment against the borrower xx
4.The fourth civil judgment against the borrower xx
5.The fifth civil judgment against the borrower xx

2018 combined 1st installment taxes are paid in the amount of xx.
2018 combined 2nd  installment taxes are due in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 23 months and the next due date for payment is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification on 4XX/XX13.

Collections Comments:The loan is currently in active in Bankruptcy and the next due date for payment is 9XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2013. Unable to determine the reason for default from the servicing comment.
The loan has been modified only once since origination. But the borrower is making payment as per Modification in 2013 which was effective on 4XX/XX13, between xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.125%, beginning from 4XX/XX13 till the maturity date XXX/XX43.  The new principle balance stated in the Modification is in the amount of xx. The deferred amount has been given in the modification as xx. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
 The foreclosure was initiated. The file was referred to an attorney on xx. The complaint filed date is unavailable. The judgment hearing and entered date is unavailable.
The sale was schedule on xx but it was put on hold due to bankruptcy.
Also, the servicing comments dated 9XX/XX15 reflects the litigation has been filed and the foreclosure is on hold due to litigation. However , the latest servicing comments dated XXX/XX18 reflects that the litigation has been resolved .
The borrower had filed bankruptcy under xx xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxto the trustee. The POC was xx. As per schedule D of Voluntary Petition filed on 6XX/XX16,  shows that the amount of claim is xx without deducting the value of the collateral as xxx00 and value of the collateral as xxx00, however, the unsecured portion is xx.As per the servicing comment, the condition of the property is unable to determine.
As per the servicing comments datedXX/XX/XX18 , there was storm onXX/XX/XX18 and  the subject property was damaged due to storm and borrower has requested for check. However , the amount of damage and exact nature of damage are unable to determine as per servicing comments.The further comments reflects that 90% of structural repairs has been completed.No further details has been found.Also, no bpo and inspection report are available.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx. The complaint filed date is unavailable. The judgment hearing and entered date is unavailable.
The sale was schedule on xx but it was put on hold due to bankruptcy xx with xx.

Bankruptcy Comments:The borrower xx and the plan was confirmed on 6XX/XX17. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xxto the trustee. The POC was filed xx.
As per schedule D of Voluntary Petition filed on 6XX/XX16,  shows that the amount of claim is xx without deducting the value of the collateral as xxx00 and value of the collateral as xxx00, however, the unsecured portion is xx.

The Loan modification agreement was made xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.125%, beginning from 4XX/XX13 till the maturity date XXX/XX43. The new principle balance stated in the Modification is in the amount of xx. The deferred amount has been given in the modification as xx. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once in 2013.

Loan Program Info Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Service Completed |---| |----| Comment: As per Service comments the foreclosure status is Awaiting Sale.However tape reflect it as Service Completed. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per servicing comment the current legal status is Bankruptcy.However tape reflect it as Foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX13   Tape Value:XX/XX/XX13   Variance: -19 (Days)   Variance %:    Comment: As per Mod the last mod date is 4XX/XX13.However tape reflect it asXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 44444FFFFFFFFFFFFFFF0000   Variance:    Variance %:    Comment: As per the Payment History, the string is 444444444444 .However tape reflect it as 4444FFFFFFFFFFFFFFFFFFF0000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 0000FFFFFFFFFFFFFFF44444   Variance:    Variance %:    Comment: As per the Payment History, the Reversed string is 444444444444.However tape reflect it as 0000FFFFFFFFFFFFFFFFFF44444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per Payment History, the UPB is xx. However, tape reflects it as xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on 6XX/XX16, shows that the amount of claim is xx,xx and value of the collateral as xxx00, however, the unsecured portion is xx."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Prepayment Term Test: FAIL Loan Data 36 Months Comparison Data 0 Months  Variance 36 Months

The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Litigation (Lvl 2)     "As per the servicing comments dated 9XX/XX15 reflects the litigation has been filed and the foreclosure is on hold due to litigation. However , the latest servicing comments dated XXX/XX18 reflects that the litigation has been resolved ."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "The review of the XXX dated 1XXX/XX18 reflects that the subject mortgage was originated on 8XX/XX06, there is an active State Tax lien against the borrower(XXXX) in the amount of xx in the favor of State of Maryland  which was recorded onXX/XX/XX14. The property address on the document is not given on the document.However, SSN# has not been provided to check the validity of the lien."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland state. The following state disclosure is missing from the loan file.

1. Affidavit of Consideration
2. Affidavit of Disbursement
3. First Time Buyers Affidavit
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5. Balloon Payment
6. No Escrow Account
7. Mandatory Binding Arbitration Disclosures
8. Home Buyer Education and Counseling Disclosure"
* Property Damage (Lvl 2)     "As per the servicing comments datedXX/XX/XX18 , there was storm onXX/XX/XX18 and  the subject property was damaged due to storm and borrower has requested for check. However , the amount of damage and exact nature of damage are unable to determine as per servicing comments.The further comments reflects that 90% of structural repairs has been completed.No further details has been found.Also, no bpo and inspection report are available."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40547680	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,341.60	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	30.964%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$113,987.76	$15,585.85	2.000%	xx	XX/XX/XX14	Financial Hardship	According to the updated report dated 1XXX/XX18, the subject mortgage was originated on XX/XX/xx06 with the xx
The chain of the assignment has been completed. The current assignment is from xx
There are no active liens and judgments against the borrower.
The combined annual taxes for the year 2018 were due in the amount of xx. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 21 months and the next due date is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX16. The UPB reflected is in the amount of xx. The loan has been modified twice since origination. The borrower has been making payments as per the second loan modification which was made on 9XX/XX14.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX16. The UPB reflected is in the amount of xx. The loan has been modified twice since origination. The first loan modification was made onxx
The borrower has been making payments as per the second loan modification which was made on 9XX/XX14 between xx.
According to the new modified terms, the principal balance is xx and the deferred balance is xx. The modification is further amortized into 5 steps.
The borrower has been making the payment as per the rate of interest 2% with the P&I xx beginning from 9XX/XX14.
The new maturity date is 8XX/XX44.
According to the servicing comments, the file was referred to an attorney on xx. The sale was scheduled on xx. The foreclosure was put on hold as the xx had filed bankruptcy under xx with the xx. The debtor filed proposed xx plan on 1XXX/XX15 which was confirmed on XXX/XX16. According to the plan, the debtor shall pay the sum of xx per month for 2 months and then xx for 43 months for a total of xx in 45 months. The creditor xx.

According to the servicing comment dated XXX/XX17, the subject property was damaged due to hail onXX/XX/XX16. The borrower received a check for hail damages in the amount of xx. The loss draft was received from Wellington Risk Ins. Agency with xx. The borrower states they have paid the contractor in full and the check needs to be reissued. No details were found regarding the insurance claim. The latest BPO report is not available in the loan file to determine the current condition of the subject property. Details regarding repairs are unavailable.
Foreclosure Comments:According to the servicing comments, the file was referred to an attorney on xx. The sale was scheduled on xx. The foreclosure was put on hold as the xx had filed bankruptcy under xx with the xx.
Bankruptcy Comments:xx had filed bankruptcy under xx with the xx. The debtor filed proposed xx plan on 1XXX/XX15 which was confirmed on XXX/XX16. According to the plan, the debtor shall pay the sum of xx per month for 2 months and then xx for 43 months for a total of xx in 45 months. The creditor xx.	The loan been modified twice since origination. The first loan modification was made on 4XX/XX10 located at xx
The borrower has been making payments as per the second loan modification which was made on 9XX/XX14 between the borrower xx and the lender xx.
According to the new modified terms, the principal balance is xx and the deferred balance is xx. The modification is further amortized into 5 steps.
The borrower has been making the payment as per the rate of interest 2% with the P&I xx beginning from 9XX/XX14.
The new maturity date is 8XX/XX44.	Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Complaint Filed |---| |----| Comment: The current foreclosure status is awaiting sale. However the tape shows that it is complaint filed. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: The current legal status is bankruptcy. however the tape shows that it is foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX14   Tape Value:XX/XX/XX14   Variance: 28 (Days)   Variance %:    Comment: The document date of last modification is 8XX/XX14. However the tape shows that it isXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.125%   Tape Value: 4.500%   Variance:    Variance %: 1.63%   Comment: The stated original rate is 6.125%. However the tape shows that it is 4.5%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: FFFFFF444441122333344FFF   Variance:    Variance %:    Comment: The payment history string reversal is 444444444444. However the tape shows that it is FFFFFF44444431233312.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFF443333121144444FFFFFF   Variance:    Variance %:    Comment: The payment history string reversal is 444444444444. However the tape shows that it is FFF44333331211444.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The UPB as per pay history is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The property is located in state of Texas. The following required State Disclosure is missing in the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan Data is xx, Comparison Data is xx; hence, variance is -xx.

This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.242%. The disclosed APR of 5.232% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL Loan data is 5.232%; comparison data is 6.242%; hence, variance is -1.010%."
* Property Damage (Lvl 2)     "According to the servicing comment dated XXX/XX17, the subject property was damaged due to hail onXX/XX/XX16. The estimated cost of damage is not available in the comments. However, the borrower received a check for hail damages in the amount of xx on XX/XX/XX17. The loss draft was received from Wellington Risk Ins. Agency with check#329851 in the amount of xx onXX/XX/XX18. The borrower states that they have paid the contractor in full and the check needs to be reissued. No details were found regarding the insurance claim. The latest BPO report is not available in the loan file to determine the current condition of the subject property. Details regarding repairs are unavailable."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
																																																																																								This loan failed the TILA APR test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78266191	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,745.40	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.640%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX04 with the lender xx
The chain of the assignment has been completed. The last assignment was done from xx
There are three active Water/Sewer liens against the subject property in the favor of xx
The combined annual taxes for the year 2017 have been paid in the amount of xx.
No prior year delinquent taxes have been found.	According to the latest payment history as ofXX/XX/XX18, the borrower is making the regular payments and the next due is on 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The UPB reflected is in the amount of xx.
The loan has not been modified since origination. The borrower has been making the payments as per the original note.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due is on 9XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The UPB reflected is in the amount of xx. The loan has not been modified since origination. The borrower has been making the payments as per the original note.
The foreclosure was initiated in 2013. The file was referred to an attorney on xx. The foreclosure sale was scheduled on xx. However, the foreclosure file has been put on hold due to xxhad filed bankruptcy under xx xx. The debtor filed second amended xx plan on XX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay xx per month for 12 months. The creditor xx. The order on motion for relief was filed on 4XX/XX15.
According to the servicing comment dated XXX/XX17, the subject property was owner occupied with no visible damages or repairs.
Foreclosure Comments:The foreclosure was initiated in 2013. The file was referred to an attorney on xx. The foreclosure sale was scheduled on xx. However, the foreclosure file has been put on hold due to xx (borrower/debtor) had filed bankruptcy under xx xx.
Bankruptcy Comments:xx had filed bankruptcy under xx with xx.
The debtor filed second amended xx plan on XX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay xx per month for 12 months.
The creditor xx. The order on motion for relief was filed on 4XX/XX15.	Not Applicable	Initial Escrow Acct Disclosure Notice of Servicing Transfer Final Truth in Lending Discl. Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Legal Status Loan Value: Bankruptcy Tape Value: Collections |---| |----| Comment: As per the review of servicing comments the loan is currently in active bankruptcy. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.40%   Comment: As per payment history, Escrow Balance is given in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111011011   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history string as 1111111000011.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110110111111   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history string reversed as 11000011111111.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history, Unpaid Current Principal Balance (UPB)is given in the amount of xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated 1XXX/XX18, there are three active Water/Sewer liens against the subject property xx.
The judgment for second water/sewer lien was entered xx.
The hearing for third water/sewer lien was scheduled xx.
The subject property is located at Missouri; which is a super lien state.
There is a risk of property begin foreclosed due to above unpaid liens.
This can be cured by paying off the liens along with a late charge and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated 1XXX/XX18, the subject mortgage is at lower lien position as there are three active Water/Sewer liens against the subject property xx."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing Transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.426%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL Loan Data is 0.000%; Comparison Data is 6.426%; hence, variance is -6.426%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the first lien prohibited fees test.
The loan has fees that are prohibited for this license type.
No lender shall charge, require, or receive any points or other fees of any nature whatsoever, except insurance and a 1% origination fee, whether from the buyer or the seller or any other person, except that the lender may charge bona fide expenses paid by the lender to any other person or entity for services actually performed in connection with a loan. In addition, if the loan is for the construction or improvement of residential real estate, the lender may charge a fee not to exceed 1% of the loan amount for inspection and disbursement of the proceeds of the loan to third parties.This means that fees are prohibited unless specifically allowed (as described above). Some fees may be considered prohibited compensation to the lender unless the "Compensation To" fields indicate otherwise.
Prohibited Fees First Lien Test: FAIL Loan Data is xx%; Comparison Data is xxx %; hence, variance is +xx%.

This loan failed the broker fees test due to one or more of the following findings:
The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%; or The loan does not have DIDMCA preemption selected and collects broker fees in any amount from both the lender and the borrower; or The loan does not have DIDMCA preemption selected and the sum of all broker fees paid by the borrower exceeds 1%; or The loan does not have DIDMCA preemption selected or defaulted and the sum of all broker fees paid by the lender exceeds 1%. For this loan: The fees collected from the borrower that directly compensate the broker are xx; The fees collected from the lender that directly compensate the broker are xxx; The total fees collected from both the borrower and the lender that directly compensate the broker are xx.
Broker Fees Test: FAIL Loan Data is xx; Comparison Data is xx; hence, variance is +xx.

This loan failed the origination fee and broker fee test.
The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%.
Origination Fee & Broker Fee Test: FAIL Loan Data is xx; Comparison Data is xx%; hence, variance is +xx.
Broker Fees Test: FAIL Loan Data is xx; Comparison Data is xx; hence, variance is +xx."
* Missing Required Disclosures (Lvl 2)     "The list of service provider is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan failed the first lien prohibited fees test.
This loan failed the broker fees test.
This loan failed the origination fee and broker fee test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Missouri state. The below required state disclosures are missing from the loan file.
1.MO Collateral Protection Act Notice
																																																																																								2.Borrower's Choice of Insurer orAgent"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47659700	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,079.68	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.226%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a junior mortgage which was originated on XX/XX/XX06 and xx
There is an active civil judgment against the borrower in the amount of xx which is in the favor of xx
There is a hospital lien in the amount of xx which is in the favor of xx
2018-2019 city first and second installment taxes have been due in the amount of xx.
No prior delinquent taxes have been found.
The review of payment history as of 9XX/XX18 shows that the borrower is delinquent for 7 months and the next due date is XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the ARM notice located at “xx	Collections Comments:The loan is in active bankruptcy and the next due date for the payment is XXX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the ARM notice located at “xx”.
No foreclosure activity was found. However, the borrower xx had filed bankruptcy under xx xx. The POC was filed by the creditor xx. The amended plan filed on 5XX/XX14 has confirmed according to which debtor shall pay xx per month for 58 months. Schedule-D of the voluntary petition shows xx as unsecured portion out of claim amount ofxx. Did not see comment indicating cram down.
According to the comment dated 1XXX/XX16, the home needed some repairs. The nature of damage and estimated cost of repairs has not been provided. The latest BPO report is not available; however, loan files and the servicing comments do not reflect any comment related to subject property being repaired.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx xx. The POC was filed by the creditor on xx. The amended plan filed on 5XX/XX14 has confirmed according to which debtor shall pay xx per month for 58 months. Schedule-D of the voluntary petition shows xx as unsecured portion out of claim amount ofxx. Did not see comment indicating cram down.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Amortized Term (Calculated) Loan Value: 200 Tape Value: 360 |---| -160 |----| -0.44% Comment: The amortized term is 200. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: As per review, the loan is active in bankruptcy.   Tape Source: Initial   Tape Type:
Field: Max Downward Rate Change at First Adjustment   Loan Value: 3.6%   Tape Value:    Variance:    Variance %:    Comment: As per note, the Max. downward rate is 3.625%.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: -0.17%   Comment: The loan CLTV at origination was 94.828%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 443344444444444334434444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444. &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 444434433444444444433344   Variance:    Variance %:    Comment: The Payment History String reversed is 44444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history review, the UPB is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of the voluntary petition shows xx as unsecured portion out of claim amount ofxx,. Did not see comment indicating cram down."	* Missing Required State Disclosures (Lvl 2) "The subject property has been located in VA. The following required disclosures are missing in the available loan files.

Financial Institution Choice of Insurance Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges for Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
Affiliated Business Disclosure"
* Property Damage (Lvl 2)     "According to the comment dated 1XXX/XX16, the home needed some repairs. The nature of damage and estimated cost of repairs has not been provided. The latest BPO report is not available; however, loan files and the servicing comments do not reflect any comment related to subject property being repaired."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "list of service providers is missing from the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer is missing from the loan files."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The operative index value is unable to determine from the available loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75594102	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$6,004.92	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.264%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx

There is an active junior mortgage against the subject property. The junior mortgage was originated on xx

There is a civil judgment in the favor of Multiple plaintiffs, however, the amount is unavailable.
2018-2019 county 1st installment tax is due in the amount of xx on XX/XX/xx18.
2018-2019 county 2nd installment tax is due in the amount of xx onXX/XX/XX19.
2017-2018 county 1st installment tax has been paid in the amount of xx on 1XXX/XX17.
2017-2018 county 2nd installment tax has been paid in the amount of xx on 4XX/XX18.
2016-2017 county 1st installment tax has been paid in the amount of xx on 1XXX/XX16.
2016-2017 county 2nd installment tax has been paid in the amount of xx on XX/XX/XX17.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 3 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments: As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 3 months. The last payment was received on XX/XX/XX18, the payment applied date was XX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The loan has never been modified since origination.
The borrower has been making the payments as per the note terms.
The borrowers xx had filed bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX15. The date of the last filing date isXX/XX/XX18. The POC was filed on xx. As per the confirmed plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.
The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrowers xx had filed bankruptcy under xx with the xx.
The servicing comment dated XX/XX/XX18 shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrowers xx had filed bankruptcy under xx with the xx.
Bankruptcy Comments:The borrowers xx had filed bankruptcy under xx xx. The plan was confirmed onXX/XX/XX15. The date of the last filing date isXX/XX/XX18. The POC was filed on xx. As per the confirmed plan, the debtor shall pay to the trustee the sum of xx per month for 60 months.	Not Applicable	Notice of Servicing Transfer Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Amortized Term (Calculated) Loan Value: 212 Tape Value: 360 |---| -148 |----| -0.41% Comment: This is an interest-only loan. Therefore amortized term is calculated as 212.&#xxD; Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: Current legal Status per collection comments is Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History is xx#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Downward Rate Change at First Adjustment   Loan Value: 3.0%   Tape Value:    Variance:    Variance %:    Comment: Max Downward rate change at first Adjustment as per NOte is 3.000%.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 69%   Tape Value: 73%   Variance:    Variance %: -3.89%   Comment: As per appraisal, the original CLT ration is 69.106%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 69%   Tape Value: 69%   Variance:    Variance %: 0.11%   Comment: The OLTV at origination is 69.106%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321444444444   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444123   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444123. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Suspense Balance per Payment History is xxxxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Unpaid Current Principal Balance (UPB) per Payment History is #376,160.22.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "There is variation in parcel # mentioned on grant deed, mortgage, and tax document.
According to Grant Deed which was recorded onXX/XX/XX03 the Parcel # is xx. However, according to the tax document and mortgage, the parcel # is xx."	* Operative index value is unable to confirm (Lvl 2) "The Operative Index Value is unable to determine from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment has not been completed. The last assignment is with xx recorded on XX/XX/XX15 with Instrument# 23098124. However, the assignment should have been with xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Settlement date is different from note date (Lvl 2)     "The settlement date as per HUD-1 is XX/XX/XX05 which is not aligned with the note dateXX/XX/XX05."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date(XX/XX/XX05) is not consistent with Note date(XX/XX/XX05) and HUD date(XX/XX/XX05)."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the California state. The following state disclosures are missing from the loan file:

1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
																																																																																								13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6669006	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$0.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	95.525%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The Updated-title report dated 1XXX/XX18 shows the subject mortgage was originated on xx
The chain of the assignment has been completed. The current assignment is from xx
No active judgments or liens have been found.
2018 county annual taxes are exempted.	The review of the payment history shows that, the borrower is performing with the loan and the next due date is for 9XX/XX18. The last payment was received on 9XX/XX18, in the amount of xx, which was applied for 8XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4.5%. Currently, the borrower is making the payments as per the bankruptcy payment plan.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection through the bankruptcy plan payment and borrower is currently performing.
The review of the payment history shows that, the borrower is performing with the loan and the next due date is for 9XX/XX18. The last payment was received on 9XX/XX18, in the amount of xx, which was applied for 8XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 4.5%. Currently, the borrower is making the payments as per the bankruptcy payment plan.
According to the PACER, the xx had filed for bankruptcy under chapter-11 with the xx and the plan was confirmed on 5XX/XX16. Schedule D in voluntary petition datedXX/XX/XX15 states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx. xx plan was filed on XX/XX/XX15. As per amended xx plan dated XXX/XX16, the subject claim was included in the class1 as secured claim.  Subject claim was modified with UBP in the amount of xx to be amortized over 15 years from 30 years at a fixed interest rate of 4.5% with P&I xx beginning from XXX/XX16 until the maturity XXX/XX31. This amended plan was confirmed on 5XX/XX16.
As per collection comment datedXX/XX/XX16, modification in BK cram down adjustment with UPB xx and new terms as interest rate 4.5% and P&I xx given for 15 years beginning from XXX/XX16 to maturity XXX/XX31. Comment datedXX/XX/XX16 shows this was cram down and loan was due forXX/XX/XX16 with new terms. However, the actual cram down amount is not given. But the original term was reduced for 15 years from 30 years with new UBP, rate and P&I.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney, which was completed on xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx xx. Currently, the bankruptcy is active and borrower is paying as per the plan given in bankruptcy.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney, which was completed on xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the xx. Currently, the bankruptcy is active and borrower is paying as per the plan given in bankruptcy.
Bankruptcy Comments:According to the PACER, the xx had filed for bankruptcy under xx and the plan was confirmed on 5XX/XX16. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. Therefore, unsecured portion remained as xxOC was filed by xx. The UPB as per POC is xx. xx plan was filed on XX/XX/XX15 (Doc 56). As per amended xx plan dated XX/XX/XX16 (Doc 113), the subject claim was included in the Class 1 as secured claim. Subject claim was modified with UBP in the amount of xx which will be amortized over next 15 years at a fixed interest rate of 4.5% with P&I xx beginning from XX/XX/XX16 until the maturity XX/XX/XX31. This amended plan was confirmed on XX/XX/XX16 (Doc 133). As per collection comment datedXX/XX/XX16, modification in BK cram down adjustment with UPB xx and new terms as interest rate 4.5% and P&I xx given for 15 years beginning from XX/XX/XX16 to maturity XX/XX/XX31. Comment datedXX/XX/XX16 shows this was cram down and loan was due for XX/XX/XX16 with new terms. However, the actual cram down is not in the principle, it is reduction in the interest rate and P&I. The original term was reduced for 15 years from 30 years with new UBP, rate and P&I. The latest payment history as of XX/XX/XX18 shows UPB in the amount of xx and borrower is paying as per bankruptcy plan.	Not Applicable	Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 306 |---| 54 |----| 0.18% Comment: The amortized term is 360. However the tape shows that it is 306.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 306   Variance: 54   Variance %: 0.18%   Comment: The amortized term is 360. However the tape shows that it is 306.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: The borrower last name is xx. However the tape shows that it is xx  Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The current legal status is performing. However the tape shows that it is Collection.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: The loan documentation type is full documentation. However the tape shows that it is reduced.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.00%   Comment: The original CLTV ratio percent is 74.99%. However the tape shows that it is 75%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.00%   Comment: The original LTV ratio percent is 74.99%. However the tape shows that it is 75%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111010101001   Tape Value: 444FF00012334F2344444444   Variance:    Variance %:    Comment: The pay history string reversal is 11101010001. However the tape shows that it is 444FFF1234F23.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100101010111   Tape Value: 4444444434F433210004F444   Variance:    Variance %:    Comment: The pay history string reversal is 100101010111. However the tape shows that it is 44444444434F.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX35   Tape Value: XXX/XX31   Variance: -1642 (Days)   Variance %:    Comment: The stated maturity date is 8XX/XX35. However the tape shows that it is XXX/XX31.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The UPB is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "According to updated title report dated 1XXX/XX18, there is variation in Parcel no between Subject Mortgage (xx) and tax certificate. Mortgage shows Parcel ID:xx; However, tax certificate shows Parcel ID:xx."
* Describe the BK payment plan (Lvl 3) "According to the PACER, the xx had filed for bankruptcy under chapter-11 with the xx and the plan was confirmed on 5XX/XX16. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. Therefore, unsecured portion remained as xxOC was filed by xx. The UPB as per POC is xx. xx plan was filed on XX/XX/XX15 (Doc xx). As per amended xx plan dated XX/XX/XX16 (Doc xx), the subject claim was included in the Class 1 as secured claim. Subject claim was modified with UBP in the amount of xx which will be amortized over next 15 years at a fixed interest rate of 4.5% with P&I xx beginning from XX/XX/XX16 until the maturity XX/XX/XX31. This amended plan was confirmed on XX/XX/XX16 (Doc 133). As per collection comment datedXX/XX/XX16, modification in BK cram down adjustment with UPB xx and new terms as interest rate 4.5% and P&I xx given for 15 years beginning from XX/XX/XX16 to maturity XX/XX/XX31. Comment datedXX/XX/XX16 shows this was cram down and loan was due for XX/XX/XX16 with new terms. However, the actual cram down is not in the principle, it is reduction in the interest rate and P&I. The original term was reduced for 15 years from 30 years with new UBP, rate and P&I. The latest payment history as of XX/XX/XX18 shows UPB in the amount of xx and borrower is paying as per bankruptcy plan."	* DTI > 60% (Lvl 2) "As per final loan application the borrower total monthly income is xx and total debts are in the amount of xx. Hence, the DTI is greater than 60%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "According to updated title report dated 1XXX/XX18, current ownership of subject property is with xx. As per Quitclaim deed (Instr#6829 XX/XXXX/XXx) was datedXX/XX/XX05, the property was transferred from xx to xx."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80970639	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,955.33	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$171,421.96	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	xx
Five Civil Judgments against the borrowers xx
First against xx
Second against xx
Third against xx
Fourth against xx
Fifth against xx
The annual county taxes in 2018 are due in the amount of xx on XX/XX/xx18.
The annual county taxes in 2017 have been paid in the amount of xx.
No prior years delinquent taxes have been found.

According to the latest payment history as ofXX/XX/XX18, the borrower is currently delinquent for 3 months and the next due date for the payment is 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 5XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated 1XXX/XX13.	Collections Comments:According to the servicing comments, the loan is in the bankruptcy and the next due date for the payment is 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 5XX/XX18. The current UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated 1XXX/XX13.
Recent comments do not validate any reason for default.
The loan had been modified on 1XXX/XX13. The unpaid principal balance is xx with the interest rate 2.00%  which steps up in 4 steps ending at 4.500%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX13. The maturity date will be on 7XX/XX03.
According to the comments, the foreclosure was initiated. The complaint filed and judgment entered dates are not available in comments. The sale was scheduled on xx; however, it was put on hold as the borrower had filed the bankruptcy xx with the xx.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx. The POC was filed onxx.The motion for relief from stay was filed onXX/XX/XX16. The plan was confirmed onXX/XX/XX16. As per the xx, the debtor was supposed to pay to the trustee in the amount of xx monthly until completion of the plan. The date of the last filing of bankruptcy wasXX/XX/XX18.
The comments datedXX/XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the comments, the foreclosure was initiated. The complaint filed and judgment entered dates are not available in comments. The sale was scheduled on xx; however, it was put on hold as the borrower had filed the bankruptcy xx with the xx.

Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx. The POC was filed on xx.The motion for relief from stay was filed onXX/XX/XX16. The plan was confirmed onXX/XX/XX16. As per the xx, the debtor was supposed to pay to the trustee in the amount of xx monthly until completion of the plan. The date of the last filing of bankruptcy wasXX/XX/XX18.

This Step modification agreement was signed between the borrower xx.
The unpaid principal balance is xx with the interest rate 2.00%  which steps up in 4 steps ending at 4.500%.
The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX13. The maturity date will be on 7XX/XX3.

Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Credit Application Missing Required State Disclosures Right of Rescission	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 375 |---| -15 |----| -0.04% Comment: As per Note Amortized term months is 360.However, tape reflects it as 375. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 348   Tape Value: 375   Variance: -27   Variance %: -0.07%   Comment: As per Note the Amortized term is 348.However, tape reflects it as 375.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: Null   Tape Value:    Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: Null   Tape Value:    Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: As per servicing comment the FC status is Awaiting Sale.However, tape reflects it as Complaint filed.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per Servicing comment the current legal ststus is Bk.However, tape reflects it as Foreclosure.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 10.66%   Comment: The escrow balance as per the payment history is xx; however, the tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.900%   Tape Value: 2.000%   Variance:    Variance %: 5.90%   Comment: As per Note the rate is 7.900%.However, tape reflects it as 2.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321444444444   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String is 321444444444. However, tape reflects it as FFFFFFFFFFFFFFFFFFFFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444123   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444444123. However, tape reflects it as FFFFFFFFFFFFFFFFFFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.30%   Comment: The suspense balance as per the payment history is xx; however, the tape reflects it as xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: &#xxD; As per Payment History, the UPB is xx. However, tape reflects it as xx. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "HUD-1 is not signed by the borrowers. Also, there is another HUD-1 document located at (xx); however, it is executed but the settlement date is not given on the document."	* Settlement date is different from note date (Lvl 2) "The settlement date isXX/XX/XX02; however, as per Note, the origination date is XXX/XX02, which is different from Note date."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Utah state. The following state disclosures are missing from the loan file:
1. Fee Disclosure.
2. Loan Application Notice.
3. Servicer Disclosure.
4. Notice of Change of Terms For Open-End Consumer Credit Contract.
5. Disclosure of Debtor’s Waiver of Class Action."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79427707	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$0.00	9XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.576%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$122,154.99	Not Applicable	3.250%	xx	XX/XX/XX15	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 the subject mortgage was xx
The chain of the assignment has not been completed. There is a break in assignment from xx
The 2017 year's County Annual current status of taxes unable to determine due to PA only; Tax certificate is not available.
According to the review of payment history as of 9XX/XX18, the borrower is current with the loan. The next payment due date is for 9XX/XX18.
The last payment was received in the amount of xx, with rate of interest 3.250%, which was applied for 8XX/XX18. The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is xx.
The borrower has been making payment as per modification, which was made on 8XX/XX15.
The loan has been modified once since origination.
Collections Comments:The loan is in active bankruptcy and the next due date for the payment is 9XX/XX18. The last payment was received in the amount of xx, with rate of interest 3.250%, which was applied for 8XX/XX18. The UPB reflected is in the amount of xx. The Current P&I xx and PITI is xx. The borrower has been making payment as per modification, which was made on 8XX/XX15.
The loan has been modified once since origination on 4XX/XX16 xx. As per the modified terms, new principal balance is xx. There is no principal forgiven amount and deferred balance is given in this modification. First Payment had begun on 8XX/XX15 and borrower promises to pay xx monthly with a modified interest rate of 3.250% with a maturity date will be 7XX/XX55.
The foreclosure was initiated and the file was referred to attorney on xx. Later on the foreclosure was put on hold due to the borrowers xx. The POC was filed by the creditor on xx. According to Order Confirmed plan(xx) which was filed on XX/XX/XX17, the debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. As per Notice of Mortgage Payment Change dated 4XX/XX18, the new monthly payment is in the amount of xx which was effective from 5XX/XX18.
The latest BPO report is not available to confirm the current condition and ownership of the subject property. However, as per comment datedXX/XX/XX18, the subject property is occupied by the owner and no damage had been observed.

Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx. Later on the foreclosure was put on hold due to the borrowers xx had filed bankruptcy under xx with xx and plan was confirmed on xx. No further information is available.
Bankruptcy Comments:The borrowers xx had filed bankruptcy under xx with xx and plan was confirmed on XX/XX/XX17. The POC was filed by the creditor on xx. According to Order Confirmed plan(xx) which was filed on XX/XX/XX17, the debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. As per Notice of Mortgage Payment Change dated 4XX/XX18, the new monthly payment is in the amount of xx which was effective from 5XX/XX18.	This modification agreement was done between. The reason for modification is a financial hardship.
As per the modified terms, new principal balance is xx. There is no principal forgiven amount and deferred balance is given in this modification.
First Payment had begun on 8XX/XX15 and borrower promises to pay xx monthly with a modified interest rate of 3.250% with a maturity date will be 7XX/XX55.
Credit Application	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per Note document, Amortized Term is 360 months.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per Note document, Amortized Term is 360 months.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: As per the review of servicing comments the loan is currently in active bankruptcy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX15   Tape Value: 9XX/XX15   Variance: 31 (Days)   Variance %:    Comment: As per modification agreement, the last modified on 8XX/XX15.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.76%   Comment: As per payment history, Escrow Balance is given in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per Note document Loan Original Balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 100%   Tape Value: 100%   Variance:    Variance %: -0.26%   Comment: An Appraisal report, Original CLTV Ratio Percentage is 99.741%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 100%   Variance:    Variance %: -0.26%   Comment: An Appraisal report, Original standard LTV (OLTV) is 99.741%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 112100000001   Tape Value: 4FFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history string as 1121000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100000001211   Tape Value: FFFFFFFFFFFFFFFFFFFFFFF4   Variance:    Variance %:    Comment: As per the payment history string reversed as 100000001211.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, Unpaid Current Principal Balance (UPB)is given in the amount of xx. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) ""Final loan application / 1003 is missing from the loan file.""
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Title shows an assignment chain break (Lvl 2) "According to updated title report dated 1XXX/XX18, the chain of the assignment has not been completed. There is a break in assignment from xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74581070	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,519.01	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.550%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.880%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX06	$90,889.34	Not Applicable	7.550%	xx	XX/XX/XX06	Financial Hardship	According to the updated title report dated 1XXX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. The last assignment was done from xx.
There are no active liens and judgments against the borrower.
The 2017 combined annual taxes are paid in the amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 29 months and the next due date isXX/XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date ofXX/XX/XX16. The UPB reflected is in the amount of xx. The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made onXX/XX/XX06	Collections Comments:The loan is currently in bankruptcy. According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 30 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX16 and the next due date for payment isXX/XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per mod.

According to the modification, the loan was modified onXX/XX/XX06  between xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 7.550 % and the borrower promises to pay P&I in the amount of xx beginning fromXX/XX/XX06. The maturity date as per modification isXX/XX/XX35. There is  xx deferred balance. The principal forgiven amount is xxis loan was modified once.

According to the PACER, the borrower xx the plan was confirmed on XX/XX/XX17,the post petition date is XX/XX/XX18. The POC was filed on xx. The debtor shall pay to the trustee the sum of xx per month for a period of 60 months. There is no comment indicating a cram down.

The reason for default dated XX/XX/XX16  is borrower stated he was considering filing for bankruptcy but prefers to apply for a mod.rfd was due to curtailment of income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.

The foreclosure initiated and refer to attorney on xx and complaint filed on xx. As per collection comment dated XX/XX/XX15 judgment entered on xx.However no further details are found related to foreclosure.
Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2013. The file was referred to an attorney on xx. The complaint was filed on xx. xx filed foreclosure lis pendence against the borrower on xx with the case# xx. The foreclosure judgment was entered on xx with the case# xx. The foreclosure sale was scheduled on xx. However, the order to remove the case from active docket was filed on xx.
The foreclosure sale has been put on hold as xx filed bankruptcy under xx with the xx.
Bankruptcy Comments: xx filed bankruptcy under xx with the xx. The debtor filed proposed xx plan on xx which was modified on xx and confirmed on XX/XX/XX17. According to the plan, the debtor shall pay the sum of xx for 5 months and xx per month for 55 months. The creditor xx had filed POC onXX/XX/XX17 with a secured claim amount of xx and arrears of xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on xx. According to the modified terms, the new principal balance is xx. The amount of xxx4 will be waived or forgiven. The borrower promises to pay xx with the rate of interest 7.550% beginning fromXX/XX/XX16 till the maturity dateXX/XX/XX35.	Missing Required State Disclosures Affiliated Business Disclosure Missing Required Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 363 |---| -3 |----| -0.01% Comment: As per mod the maturity date is XX/XX/XX35 hence amortized term is 360.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 363   Variance: -3   Variance %: -0.01%   Comment: As per mod the maturity date is XX/XX/XX35 hence amortized term is 360.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per collection and case summary the current legal status is bankruptcy   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Deferred balance is not available.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 44444444444FFFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFFF44444444444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as XXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX35 Tape Value:XX/XX/XX35 Variance: 61 (Days) Variance %: Comment: As per mod the maturity date is XX/XX/XX35. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the South Carolina state. The following state disclosures are missing from the loan file.
1. Agent Preference Disclosure
2. Casualty Insurance Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33841343	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,002.98	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Refinance	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	15.628%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$633,908.85	Not Applicable	5.625%	xx	XX/XX/XX09	Financial Hardship	xx
There is one junior mortgage in the favor of xx
As per the tax notes, there is a notice of special tax lien against the subject property. However, the name of owners xx
 The 2018-2019 County jurisdiction 1st installment taxes are due on XX/XX/xx in the amount of xx.
The 2018-2019 County jurisdiction 2nd installment taxes are due on XX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date for payment is 5XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX09.
Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
Unable to determine the reason for default from the servicing comment.
The loan has been modified once since origination. As per the modification agreement made on XX/XX/XX09, the borrower promises to make a monthly payment of xx with the rate of interest 5.625%, beginning from XX/XX/XX09 till the maturity date XX/XX/XX49.  The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
According to the servicing comment, the foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy on XX/XX/XX11.
According to the PACER, the borrowers xx have filed bankruptcy under xx with the xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first 12 months in the amount of xx and remaining 48 months in the amount of xx. The debtor paid to the trustee for the total amount of xx. The POC was filed by the creditor's agent xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX17.
As per the servicing comment dated XX/XX/XX18, the subject property has been occupied by the unknown party. No pertaining damage to the subject property has been found. Also, the latest BPO report is unavailable in the loan file.

Foreclosure Comments:According to the servicing comment, the foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy on xx.
Bankruptcy Comments:According to the PACER, the borrowers xx have filed bankruptcy under xx with the xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first 12 months in the amount of xx and remaining 48 months in the amount of xx. The debtor paid to the trustee for the total amount of xx. The POC was filed by the creditor's agent xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down. The date of last filing bankruptcy is XX/XX/XX17.	The Loan modification agreement was made on xx, between the borrowers xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.625%, beginning from XX/XX/XX09 till the maturity date XX/XX/XX49. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.	Notice of Servicing Transfer Initial Escrow Acct Disclosure Missing Required State Disclosures Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 532 |---| -172 |----| -0.32% Comment: As per the note, Amortization Term Per Months is 360. However, the tape data reflects 532. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 278   Tape Value: 532   Variance: -254   Variance %: -0.48%   Comment: As per the note, Amortized Term is 278. However, the tape data reflects with 532.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Petition Filed   Variance:    Variance %:    Comment: As per the PACER, Current Bankruptcy Status is Plan Confirmed. However, the tape data reflects Petition Field.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: the current Legal Status is Bankruptcy. however, the tape data reflects Foreclosure.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxx4   Variance %: 0.02%   Comment: As per the payment history, Escrow advance balance is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment History, payment history String is 443214444444; However, tape data reflects FFFFFFFFFFFFFFFFFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment History, payment history String Reversed is 444444412344; However, tape data reflects FFFFFFFFFFFFFFFFFFFFFFFFFFF.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per the final application, purpose of Refinance Per Application is Debt consolidation . However, the tape data reflects Cash Out- Other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per the Hud-1, Purpose of Transaction is Refinance.Howeevr, the tape data reflects Cash Out.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, UPB per payment history, is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on XX/XX/XX14, shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx, however, the unsecured portion is xx"	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "The subject property is located in California state. As per the ROR document, the ROR Transaction date isXX/XX/XX05 which is not consistent with Note and/ or Hud- settlement date XX/XX/XX05."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers are missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at California State. The following required state disclosures are missing from the loan files.
1. ?Impound Account Disclosure.
2. ?Cosigner Notice.
3. ?Private Mortgage Insurance Disclosure.
4. ?Earthquake Disclosure for condominiums.
5. ?Hazard Insurance Disclosure.
?6. Insurer RecommendationDisclosure.
7. ?CA Fair Lending Notice.
?8. Anti-Tying Disclosure.
9. ?Privacy Notice.
10. ?Notice of Right to Copy of Appraisal.
?11. Application for Credit-Married Persons.
12. ?Fair Debt Collection Notice.
13. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative  index value from the available loan files."
																																																																																								* Settlement date is different from note date (Lvl 2) "The Subject Property is located in California state. As per Hud-1 settlement statement document, the Settlement date isXX/XX/XX05 which is different form note dateXX/XX/XX05."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22325818	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,887.06	9XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.966%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$293,336.78	$80,586.78	5.000%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx
The chain of assignment has been completed. The last assignment was done from xx
There is a senior state tax judgment for personal income tax against the borrower xx
The combined first and second installment taxes have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on 5XX/XX14.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made xx. According to the modified terms, the new principal balance is in the amount of xx. The amount xx of the new principal balance shall be deferred. In addition, there is a deferred principal reduction amount of xx (Deferred Principal Reduction Amount) which shall be forgiven by the lender on each of the first, second and third anniversaries of XXX/XX14 and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 5% beginning from 5XX/XX14. The new maturity date is 4XX/XX54.
According to the servicing comments, the foreclosure was initiated in xx. The file was received to an attorney on xx. The file was referred to an attorney on xx. The ‘step’ judgment entered was scheduled on xx which was postponed due to court delay. The file has been put on hold for loss mitigation efforts.
xx filed bankruptcy under xx with the xx. The debtor filed proposed xx plan on xx which was confirmed on XX/XX/XX16. According to the plan, the debtor shall pay xx per month and the amount of xx will be paid bi-weekly outside of the plan. The creditor xx.
The latest BPO report is not available in the loan file to determine the occupancy and current condition of the subject property.
Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2012. The file was received to an attorney on xx. The file was referred to an attorney on xx. The ‘step’ judgment entered was scheduled on xx which was postponed due to court delay. The file has been put on hold for loss mitigation efforts.
Bankruptcy Comments:xx filed bankruptcy under xx xx. The debtor filed proposed xx plan on 6XX/XX16 which was confirmed on XX/XX/XX16. According to the plan, the debtor shall pay xx per month and the amount of xx will be paid bi-weekly outside of the plan. The creditor xx had filed POC on xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made xx. According to the modified terms, the new principal balance is in the amount of xx. The amount xx of the new principal balance shall be deferred. In addition, there is a deferred principal reduction amount of xx (Deferred Principal Reduction Amount) which shall be forgiven by the lender on each of the first, second and third anniversaries of XXX/XX14 and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 5% beginning from 5XX/XX14. The new maturity date is 4XX/XX54.	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per the Note, the amortization term months is 360.&#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per the Note, the amortization term is 360.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Petition Filed   Variance:    Variance %:    Comment: As per the PACER, the current bankruptcy status is plan confirmed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: Current legal status is Bankruptcy,   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX14   Tape Value: 4XX/XX14   Variance: -27 (Days)   Variance %:    Comment: The Document Date of the Last Modification is XX/XX/XX14.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: As per the payment history, the escrow balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 88%   Tape Value: 88%   Variance:    Variance %: -0.38%   Comment: The original CLTV ratio percent is 87.616%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 88%   Tape Value: 88%   Variance:    Variance %: -0.38%   Comment: Original LTV is 87.616%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011211111000   Tape Value: 4FFFFFFFFFFFFFFFFF000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011211111000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000111112110   Tape Value: 000000FFFFFFFFFFFFFFFFF4   Variance:    Variance %:    Comment: The Payment History String reversed is 000111112110.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history,the current UPB is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The borrower has been making the payments as per the loan modification which was made xx. According to the modified terms, the new principal balance is in the amount of xx. The amount xx of the new principal balance shall be deferred. In addition, there is a deferred principal reduction amount of xx (Deferred Principal Reduction Amount) which shall be forgiven by the lender on each of the first, second and third anniversaries of XXX/XX14 and the interest bearing will be xx.
The tape data of payment history does not reflects deferred balance."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx,xx.00. The value of collateral for this claim is xx,xx.00. Did not see comments indicating a cram down."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there is a senior state tax judgment xx.
The subject mortgage was originated on XX/XX/XX05 which was recorded on XX/XX/XX05."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of Ohio. The following required State Disclosures are missing from the loan file.
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of servicing providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72849388	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.600%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$391,812.52	$127,312.60	3.375%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of the assignment has been completed. Currently, the assignment is with xx
No active judgments or liens have been found.
The 2018 annual county tax status is not available.
No prior year delinquent taxes have been found.	According to the payment history as of 9XX/XX18, the borrower is current with the loan. The last payment was received on 9XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is current with the loan. The last payment was received on 9XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment datedXX/XX/XX18, the reason for default is an illness of the borrower.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the xx.
The Unpaid principal Balance is xx with interest rate 3.375% which steps up in 2 steps ending at 4.375%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX14. The maturity is dated on XXX/XX38. The interest-bearing amount is xx and deferred balance in the amount of xx. The amount of xx is eligible for forgiveness.
 Previously the loan has been modified onXX/XX/XX08. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with xx. The plan was confirmed onXX/XX/XX14 and the date of the last filing isXX/XX/XX18. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The motion for relief from stay was filed on XXX/XX17. The POC was filed on xx.
The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under xx with the xx.
The servicing comment datedXX/XX/XX18, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under xx with the xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX14 and the date of the last filing isXX/XX/XX18. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The motion for relief from stay was filed on XXX/XX17. The POC was filed on xx.	This Step modification agreement was signed between xx.
The Unpaid principal Balance is xx with interest rate 3.375% which steps up in 2 steps ending at 4.375%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX14. The maturity is dated on XXX/XX38. The interest-bearing amount is xx and deferred balance in the amount of xx. The amount of xx is eligible for forgiveness.
Previously the loan has been modified onXX/XX/XX08. There is no provision for the balloon payment.	Notice of Servicing Transfer Affiliated Business Disclosure Credit Application Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 289 |---| 71 |----| 0.25% Comment: No discrepancy &#xxD; Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 289   Variance: 71   Variance %: 0.25%   Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the latest PH the corporate advances is xxx however tape reflects as (xx) .   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: The current legal status is bankruptcy however, tape reflects as collection .   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: As per the modification agreement the deferred balance is xx however tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: As per the latest PH the deferred balance is xx however tape reflects as xx .   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX14   Tape Value: XX/XX/XX13   Variance: -1 (Days)   Variance %:    Comment: As per the modification agreement the doc date of liast modification is XXX/XX14 however, tape reflects as XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: AS per the latest PH the escrow balance is xxx however, tape reflects as xx .   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: Step   Variance:    Variance %:    Comment: As per the original note the loan amortization type is fixed however, tape reflects as step .   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: As per the appraisal the appraised value is xx however tape reflects as xx .   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000420   Tape Value: FFFFFFFFF44444FFFFFFFFFF   Variance:    Variance %:    Comment: As per latest PH payment history string 024000000000 however, tape reflects as FFFFFF4444FFF. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 024000000000   Tape Value: FFFFFFFFF444444FFFFFFFFF   Variance:    Variance %:    Comment: As per latest PH payment history string reversed 024000000000 however, tape reflects as FFFFFF4444FFF.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx
Field: Property City   Loan Value: xx
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: As per the latest PH the suspense balance is (xx) however tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the latest PH the UPB is xx however , atep reflects as xx . Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made xx. The Loan Modification Agreement consists of principle forgiven. As per MOD, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness, which exceeds 2% of the modified principal balance. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of XX/XX/XX13 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is delinquent from XX/XX/XX18. The tape data still reflects deferred balance in the amount of xx. We are unable to determine whether the lender forgive the principle or not."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers and initial escrow disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine from the available loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62210872	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$6,970.87	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.317%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.664%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$587,841.57	$140,000.00	2.000%	xx	XX/XX/XX13	Financial Hardship	xx

Active liens/judgments/prior or junior Mortgage:

1. There are 21 water and sewer liens are available in the updated title report against the subject property, among them first 16 are in the favor of xx

2. There are 3 active junior Notice of liens for Water/Sewer and which are in the favor xx
3. There is an active Notice of lien which is in favor xx
4. There are 2 active liens for water and sewer services are available against the subject property in the cumulative amount of xx and which were recorded in the year 2018.

5. There is an active junior mortgage is available in the updated title report in the amount of xx

6. There are 4 active junior Federal Tax Liens are available in the updated title report against xx

1st installment of 2018-2019 year County taxes of xx were paid off onXX/XX/XX18 and remaining 3 installments are due in the cumulative amount of xx on XX/XX/xx18,XX/XX/xx19 andXX/XX/xx19 respectively.
The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +720 days and the next due date of payment is 4XX/XX16. The last payment (P&I) was received on 8XX/XX16 in the amount of xx for the due date of XXX/XX16. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 1XXX/XX13.
Collections Comments:The subject loan is currently in active Bankruptcy; the subject loan is currently delinquent for +720 days and the next due date of payment is 4XX/XX16. The last payment (P&I) was received on 8XX/XX16 in the amount of xx for the due date of XXX/XX16. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 1XXX/XX13.
The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx and the foreclosure sale was earlier scheduled on xx but the borrower filed Bankruptcy on xx  and the sale was placed on hold.
Debtor, xx filed the Bankruptcy under xx xx & the plan is not confirmed yet.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.

According to the debtor's proposed plan which was filed on 7XX/XX18, the monthly contractual installment payments, including Mortgage Modification Meditation Program  payments, (“conduit payments”) will be paid through the plan in the amount of xx per month for 60 months.
The subject lender, xx objects to confirmation of the Debtors’ xx Plan as the Debtors’ Plan does not propose to cure the pre-petition arrearage owed to xx. The total amount of pre-petition arrears amount due and owing to PennyMac total approximately xx.
According to the amended xx plan which was filed on 1XXX/XX18, he monthly contractual installment payments, including Mortgage Modification Meditation Program  payments, (“conduit payments”) will be paid through the plan in the amount of xx for 55 months for the estimated total arrearage amount of xx. The loan was  qualified for a loan modification “Trial Plan” under PennyMac Proprietary Loan Modification. The trial period for MMMP beginning November 1, 2018 with the payment of xx, xx to be paid for 1XXX/XX18 and xx to be paid fo XXX/XX19.
The  taxes that become payable to a governmental unit while the case is pending, delinquent post-petition mortgage payments, and estimated 3002.1(c) Fees, Expenses, and Charges in the amount of xx.
The servicing comment dated 9XX/XX18 states the subject property is occupied by unknown party.
Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx and the foreclosure sale was earlier scheduled on xx but the borrower filed Bankruptcy on xx and the sale was placed on hold.

Bankruptcy Comments:Debtor, xx filed the Bankruptcy under xx on xx & the plan is not confirmed yet.
Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx.

According to the debtor's proposed plan which was filed on 7XX/XX18, the monthly contractual installment payments, including Mortgage Modification Meditation Program  payments, (“conduit payments”) will be paid through the plan in the amount of xx per month for 60 months.
The subject lender, PennyMac Loan Services objects to confirmation of the Debtors’ xx Plan as the Debtors’ Plan does not propose to cure the pre-petition arrearage owed to PennyMac. The total amount of pre-petition arrears amount due and owing to PennyMac total approximately xx.
According to the amended xx plan which was filed on 1XXX/XX18, he monthly contractual installment payments, including Mortgage Modification Meditation Program  payments, (“conduit payments”) will be paid through the plan in the amount of xx for 55 months for the estimated total arrearage amount of xx. The loan was  qualified for a loan modification “Trial Plan” under xxLoan Modification. The trial period for MMMP in the beginning of November 1, 2018 with the payment of xx, xx are to be paid for 1XXX/XX18 and xx to be paid for XXX/XX19.
The  taxes that become payable to a governmental unit while the case is pending, delinquent post-petition mortgage payments, and estimated 3002.1(c) Fees, Expenses, and Charges in the amount of xx.
The subject loan was modified on 1XXX/XX13 with step amortization (4 steps) with the unpaid principal balance of xx out of which xx has been deferred and the new principal balance is in the amount of xx. The Borrower promises to pay the new initial step modified P&I of xx with the new initial step interest rate of 2.000% beginning from 1XXX/XX13 and new the new maturity date of the loan will be 8XX/XX51.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Prepayment Penalty Rider Right of Rescission Notice of Servicing Transfer Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 453 |---| -93 |----| -0.21% Comment: As per Note the Mortized term is 36.However, tape reflects it as 453. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: Unavailable   Tape Value: 453   Variance:    Variance %:    Comment: As per Note the amortized term is 360.However, tape reflects it as 453.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: Null   Tape Value:    Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per servicing comment the current status is Bk.However, tape reflects it as Foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX13   Tape Value: XX/XX/XX13   Variance: -12 (Days)   Variance %:    Comment: As per Mod the last mod date is 1XXX/XX13.However, tape reflects it as XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 48%   Tape Value: 48%   Variance:    Variance %: -0.08%   Comment: As per Appraisal, the CLTV is 47.917%. However, tape reflects it as 48.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 48%   Tape Value: 48%   Variance:    Variance %: -0.08%   Comment: As per Appraisal, the LTV is 47.917%. However, tape reflects it as 48.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 4.317%   Tape Value: 2.000%   Variance:    Variance %: 2.32%   Comment: As per Note the rate is 4.317%.However, tape reflects it as 2.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: FF0011223444444444FFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects it as FF001122344444444444FFFFFFFFFF.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFF4444444443221000FF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444444444. However, tape reflects it as FFFFFFFFF44444432110000000FF.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per Appraisal the subject property is 2 family.However, tape reflects it as Single family.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per Payment History, the UPB is xx. However, tape reflects it as xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "1. There are 22 water and sewer liens are available in the updated title report against the subject property, among them first 16 are in the favor of xx.

2. There are 3 active junior Notice of liens for Water/Sewer and which are in the favor of xx.
3. There is an active Notice of lien which is in favor of xx.

4. There are 2 active liens for Water and Sewer Services are available against the subject property in the cumulative amount of xx and both the liens were recorded in the year 2018 in favor of multiple creditors.

The subject property is located in the state of Nevada which is a super lien state where there is a risk of the property being foreclosed because of the above unpaid these water/sewer liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is currently in lower lien position as there are 22 active Water/Sewer liens are available in the updated title report as follows;

1. There are 16 active junior Notice of Claim of liens xx.

2. There are 6 active junior Notice of liens for Water/Sewer charges xx.	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned in the recorded copy of subject mortgage is inconsistent with the vesting deed which was recorded onXX/XX/XX05 with Instrument#xx.

The legal description in vesting deed:  Lot xx in Block xx while legal description mentioned in subject mortgage as Lot xx in Block xx."
* Title holder is not an individual (Lvl 3)     "The title is vested in the name of """
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows that there is an unsecured claim amount of xx out of total claim in the amount of xx,xx (Amount of claim Do not deduct the value of collateral) and the subject value of subject collateral is xx,xx and no cram down on the subject mortgage."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are 4 active junior Federal Tax Liens are available in the updated title report against xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "Prepayment rider is not attached with the recorded copy of Deed of Trust."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The Note date is XXX/XX05 but the settlement date is mentioned in final HUD-1 asXX/XX/XX05."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The subject loan is a ARM but the Loan program disclosure is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     "The servicing comment datedXX/XX/XX18 states that the claim would be reduced by xx and APOC will be filed pertaining to this amount and the new balance would be in the amount of xx. The Amended POC is not filed yet. The subject claim is treated as secured. No further information available in regarding it."
																																																																																								* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63431559	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$0.00	$7,088.85	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.300%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			42.394%	First	Final policy	Not Applicable	xx	XX/XX/XX14	$479,047.00	$134,045.00	4.250%	xx	XX/XX/XX14	Financial Hardship
As per the review of the updated title report dated 1XXX/XX18, the subject mortgage was originated on xx
The chain of assignment has been completed. The current assignment is from xx
There are 2 junior mortgages first in the favor of xx
There is a junior civil judgment in the favor of xx
There are 5 real estate liens active however the property address does not match.
2018-2019 1st and 2nd installment taxes have been due in the amount of xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 90+ days and the next payment is due for 6XX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 5XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2014 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 6XX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied for 5XX/XX18. The foreclosure was initiated and the file was referred to an attorney. The complaint was filed on 8XX/XX15. However, the fcl was placed on hold as borrower had filed bankruptcy on XX/XX/XX15. According to the review of the PACER report, the borrower had filed bankruptcy under xx xx. The plan was confirmed on 1XXX/XX16. The loan was modified twice since origination in 2011 and 2014. The borrower has been making his payments as per the 2014 mod terms.
As per the comment datedXX/XX/XX18, the property is owner-occupied. No repairs and damages have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney. The complaint was filed on xx. However, the fcl was placed on hold as borrower had filed bankruptcy on xx.
Bankruptcy Comments:According to the review of the PACER report, the borrower had filed bankruptcy under xx with the xx. The plan was confirmed on 1XXX/XX16. The POC was filed xx. The debtor shall pay the trustee xx for months (1-6). And xx for 7-60 months. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of 45810.00 and the amount of claim without deducting the value of the collateral is xx.	According to the modification, xx.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 4.250%, beginning from 5XX/XX14 and the maturity is dated 5XX/XX53.
The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount).  If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting deferred balance as xx and current UPB as xx. Hence, it seems lender has forgiven xx for the regular payment of 1st and 2nd anniversary.
The loan was previously modified on XXX/XX11. The document is located at xx
Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 480 Tape Value: 469 |---| 11 |----| 0.02% Comment: As per modification Amortized term months are 480; however tape reflects 469. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 480   Tape Value: 469   Variance: 11   Variance %: 0.02%   Comment: As per note amortized term months are 480; however tape reflects 469.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: Null   Tape Value:    Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: AS per review of the loan current status is bankruptcy; however tape reflects collection.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.00%   Comment: As per modification deferred balance is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.00%   Comment: As per payment history deferred balance is xx; however tape reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX14   Tape Value:XX/XX/XX14   Variance: -21 (Days)   Variance %:    Comment: As per modification doc date is 5XX/XX14; however tape reflectsXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per appraisal report appraised value is xxx.00; however tape reflects xxx.00.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 125%   Tape Value: 100%   Variance:    Variance %: 25.00%   Comment: As per final TPOL, there is a junior mortgage in the amount of xx in the favor of xx So, the CLTV exceeds 104%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 80%   Variance:    Variance %: 20.00%   Comment: As per appraisal report CLTV is 100.00%; however tape reflects 80.00%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.300%   Tape Value: 5.875%   Variance:    Variance %: 0.42%   Comment: As per note stated rate is 6.300%; however tape reflects 5.87500%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321044444444   Tape Value: 444000010010000010000123   Variance:    Variance %:    Comment: As per payment history string is 321044444444; however tape reflects 321000000000000000444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444440123   Tape Value: 321000010000010010040444   Variance:    Variance %:    Comment: As per payment history reversed string is 444444440123; however tape reflects 321000000000000000444.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history UPB is xx; however tape reflects xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification agreement made xx. However, there is a principal reduction alternative. The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount). If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting deferred balance as xx and current UPB as xx. Hence, it seems lender has forgiven xx for the regular payment of 1st and 2nd anniversary."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "As per final TPOL, there is a junior mortgage in the amount of xx in the favor of xx."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA State. The following state disclosures are missing from the loan files.

1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer Recommendation Disclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
9.Application for Credit-Married Persons
10.Fair Debt Collection Notice
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The loan was originated on XX/XX/XX05 and as per HUD-1 settlement date is XX/XX/XX05."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6726317	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,474.02	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.467%	First	Final policy	Not Applicable	xx	XX/XX/XX10	$371,023.06	Not Applicable	2.625%	xx	XX/XX/XX10	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated xx
The chain of assignment has been completed. Currently, the assignment is from xx
There is one mortgage against the property originated on XX/XX/xx06 with the xx
The first installment county taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/xx18. The second installment county taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/XX19.
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 9 months and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.

Collections Comments:The current legal status of the loan is active in bankruptcy and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.
The loan has been modified, this Step modification agreement was signed xx. The Unpaid principal Balance is xx with interest rate 2.625% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX10. The maturity is dated on XX/XX/XX36. There is no deferred and forgiven amount.
The foreclosure was initiated and referred to an attorney on xx. According to Notice of Trustee’s sale dated xx attached with xx, the sale was scheduled for xx. Again, the Notice of Trustee’s sale filed on xx. However, the borrower  xx had filed bankruptcy under xx with the xx and foreclosure was put on hold. No further details are available.

The borrower  xx had filed bankruptcy under xx with the xx. The Plan was confirmed on XX/XX/XX16. The POC xx. According to the xx plan dated XX/XX/XX16, the debtor shall pay the trustee xx per month for 50 months and then xx per month. As per Modification of xx Plan dated XX/XX/XX16, payment increased to xx for 50 months and xx for the remainder term. The Lump sum payments increased to xx in month 10,22,34,46 and 58. According to Notice of Mortgage Payment Change dated XX/XX/XX18, the new total payment is 2268.98.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx. According to Notice of Trustee’s sale dated xx. Again, the Notice of Trustee’s sale filed xx. However, the borrower  xx had filed bankruptcy under xx xx and foreclosure was put on hold. No further details are available.
Bankruptcy Comments:The borrower  xx  had filed bankruptcy under xx with thexx. The Plan was confirmed on XX/XX/XX16. The POC was filed xx. According to the xx plan dated XX/XX/XX16, the debtor shall pay the trustee xx per month for 50 months and then xx per month. As per Modification of xx Plan dated XX/XX/XX16, payment increased to xx for 50 months and xx for the remainder term. The Lump sum payments increased to xx in month 10,22,34,46 and 58. According to Notice of Mortgage Payment Change dated XX/XX/XX18, the new total payment is 2268.98.

This Step modification agreement was signed between xx. The Unpaid principal Balance is xx with interest rate 2.625% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX10. The maturity is dated on XX/XX/XX36. There is no deferred and forgiven amount.	Loan Program Info Disclosure Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 361 |---| -1 |----| -0.00% Comment: The amortization terms are 360. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 194   Tape Value: 361   Variance: -167   Variance %: -0.46%   Comment: As per Note document, Amortized Term (Calculated) 194 months.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Status   Loan Value: Plan Confirmed (Ch. 11, 13)   Tape Value: Petition Filed   Variance:    Variance %:    Comment: As per the PACER the borrowers xx and xx had filed bankruptcy under xx with case # xxonXX/XX/XX16 and plan was confirmed on XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: The current FC status is Awaiting sale.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: As per the review of servicing comments the loan is currently in active bankruptcy.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization is Step.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 89%   Tape Value: 89%   Variance:    Variance %: -0.11%   Comment: An Appraisal report, Original CLTV Ratio Percentage is 78.889%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 79%   Tape Value: 79%   Variance:    Variance %: -0.11%   Comment: An Appraisal report, Original standard LTV (OLTV) is 78.889%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444123444   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history string as 4444444123444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444321444444   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history string reversed as 444321444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: The purpose of Refinance is Debt-Consolidation. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx,xx.00. The value of collateral that supports this claim is xx,xx.00. Did not see comments reflecting cramdown."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value. Since, the supportive documents missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Note, note date is XX/XX/XX06. However, Final HUD-1 shows settlement date is XX/XX/XX06."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan program disclosure document is missing in the given loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "According to ROR, the transaction date is XX/XX/XX06 which is not consistent with HUD-1 and Note. As per Note, note date is XX/XX/XX06 and Final HUD-1 shows settlement date is XX/XX/XX06."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in California state. The below Required State disclosures are missing in the given loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
																																																																																								13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99750247	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$6,433.16	$6,433.16	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	$69,311.69	Not Applicable	xx	Not Applicable	xx	7.838%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	4.825%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX08	$149,311.69	Not Applicable	6.500%	xx	XX/XX/XX08	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was xx.
The chain of the assignment has not been completed. currently, the assignment is with xx.
No active judgments or liens have been found.
2017 Combined jurisdiction 2nd installment was delinquent in the amount of xx which was due on 1XXX/XX18.
2017 Combined jurisdiction 1st installment was delinquent in the amount of xx which was due on 1XXX/XX18.
2016 combined jurisdiction 2nd installment has been paid in the amount of xx onXX/XX/XX17.
2016 combined jurisdiction 1st installment has been paid in the amount of xx onXX/XX/xx17.	According to the payment history as ofXX/XX/XX18, the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is current with the loan. The last payment was received onXX/XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The loan has been modified and the loan modification agreement was made xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.500% and new P&I is in the amount of xx beginning from XXX/XX08. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under CH 11 with the xx. BK plan got confirmed on XX/XX/XX17 and the date of the last filing isXX/XX/XX18. The POC was filed on XX/XX/XX15 with POC amount xx and the arrearage is xx. As per the voluntary petition, schedule D amount of claim is xx however, the unsecured portion is unknown. Amended CH 11 plan was filed on XX/XX/XX17. As per CH 11 plan borrower agreed to pay P&I of xx with interest rate of 4.00%. The motion for relief from stay was filed onXX/XX/XX16. The post-petition due date is 8XX/XX18.
The foreclosure was initiated on loan in 2014. The foreclosure sale was scheduled on xx which was canceled due to BK filling. The borrower had filed Bankruptcy under CH 11 with xx.
The servicing comment datedXX/XX/XX18 shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated on loan in 2014. The foreclosure sale was scheduled on xx which was canceled due to BK filling. The borrower had filed Bankruptcy under CH 11 xx.
Bankruptcy Comments:Debtor xx had filed bankruptcy under the xx plan with xx. As per voluntary petition dated XX/XX/XX14, the amount of claim without deducting the value of collateral is xx and the value of the collateral supporting the claim & unsecured portion are unknown. The creditor xx. The UPB is given in the POC as xx. As per the amended xx Plan dated XX/XX/XX17 (Doc 145), the subject claim was included in Class 5, in which it states that the fair market value of the subject property is xxhe creditor will receive an allowed secured claim in the amount of xxx00 and the remaining claim will be treated as unsecured. The secured claim is again re-amortize over next 30 years with the interest rate of 4% for a monthly payment of xx. The order confirming plan was entered on XX/XX/XX17 (Doc 146) which also shows same treatment for the subject claim. Therefore, the subject claim was crammed down to xxx00 and the Cram Down amount is xx. The latest payment history as of XX/XX/XX18 reflects UPB in the amount of xx and borrower is making payment as per bankruptcy plan with interest rate of 4% and P&I of xx.	This loan modification agreement was madexx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.500% and new P&I is in the amount of xx beginning from XXX/XX08. There is no provision for the balloon payment.	Origination Appraisal Missing Required State Disclosures Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 480 Tape Value: 486 |---| -6 |----| -0.01% Comment: Amortization term months is 480, tape shows 486 Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: Unavailable   Tape Value: 486   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: As per the servicing comments, current legal status is bankruptcy.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has been modified on XXX/XX08.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: Loan documentation type is full, tape shows reduced   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.838%   Tape Value: 6.500%   Variance:    Variance %: 1.34%   Comment: Original stated rate is 7.83%, tape shows 6.50%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows FFFFFFFFFFFFFFFFFFFFFFFFFFFF&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: Payment string as per pay history is 444444444444 however tape data shows FFFFFFFFFFFFFFFFFFFFFFFFFFFF   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: XXX/XX47   Variance:    Variance %:    Comment: Stated maturity date is XX/XX/XX46, tape shows XX/XX/XX47   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per pay history is xx, tape shows xx Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 4) "The review of the updated title report dated XX/XX/XX18 shows that 2017 Combined jurisdiction 2nd installment was delinquent in the amount of xx which was due on 1XXX/XX18. 2017 Combined jurisdiction 1st installment was delinquent in the amount of xx which was due on 1XXX/XX18. The total delinquent tax amount is in the amount of xx, which is more than 4% of the loan amount (xx,000) and current assessed value (xxx00) of the subject property."
* Property value crammed down (Lvl 4) "Debtor xx had filed bankruptcy under the xx plan with xx. As per voluntary petition dated XX/XX/XX14, the amount of claim without deducting the value of collateral is xx and the value of the collateral supporting the claim & unsecured portion are unknown. The creditor xx. The UPB is given in the POC as xx. As per the amended xx Plan dated XX/XX/XX17 (Doc 145), the subject claim was included in Class 5, in which it states that the fair market value of the subject property is xxhe creditor will receive an allowed secured claim in the amount of xxx00 and the remaining claim will be treated as unsecured. The secured claim is again re-amortize over next 30 years with the interest rate of 4% for a monthly payment of xx. The order confirming plan was entered on XX/XX/XX17 (Doc 146) which also shows same treatment for the subject claim. Therefore, the subject claim was crammed down to xxx00 and the Cram Down amount is xx. The latest payment history as of XX/XX/XX18 reflects UPB in the amount of xx and borrower is making payment as per bankruptcy plan with interest rate of 4% and P&I of xx."	* Litigation (Lvl 3) "Evidence of Litigation has been found on loan. Servicing comment dated XX/XX/XX15 states that "the loan is part of litigation." It further states that an answer has been filed by xx county Treasurer alleging that he has an interest in each property for taxes due and unpaid. Council is asking if we have info on the outstanding taxes. Latest comment on litigation dated XX/XX/XX15 states loan is still in active litigation. No further confirmation has been found whether the litigation has been resolved or not."	* Title Review shows break in assignment (Lvl 2) "Updated title report shows there is break in Chain of assignment. Assignment is missing xx"
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative index value."
* Missing Appraisal (Lvl 2)     "Appraisal at origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in OH. The following disclosures are missing from the loan file.
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28499720	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$741.05	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	46.085%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX10	$54,596.34	Not Applicable	7.100%	xx	XX/XX/XX10	Financial Hardship	According to the Updated title report dated XX/XX/xx18 shows that the subject mortgage xx. The chain of assignment has been not completed. Currently, the assignment xx. There is one junior mortgage against the property originated on xx. The 2018 combined annual taxes are paid for the amount of xx. No, any prior delinquent taxes are found.	According to payment history as of dated XX/XX/XX18, the borrower is currently delinquent for 5 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 for the amount of xx with interest rate 9.600% which was applied for XX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower has been making payment as per the modification agreement which was made on XXX/XX10.	Collections Comments:The current legal status of the loan is active in bankruptcy next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 for the amount of xx with interest rate 9.600% which was applied for XX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower has been making payment as per the modification agreement which was made on XXX/XX10.
As per comment dated XX/XX/XX13, the reason for default is a loss of a job.
The loan has been modified, this Step modification agreement was xx. The Unpaid principal Balance is xx with interest rate 7.100% which steps up in 4 steps ending at 9.600%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX10. The maturity is dated on XX/XX/XX29.
The loan was modified once since origination. The borrower making payment as per modification agreement which was made on XXX/XX10 between the borrower xx and the lender Xxx. according to modified terms, the new principal balance is xx. The borrower promise to pay in four steps starting from the amount of xx to 511.11 and interest start from 7.100% to 9.600% beginning on XXX/XX10 till maturity date XXX/XX29. The borrower is currently making payment as per fourth step for the amount of xx with interest rate 9.600%.
The foreclosure has been not initiated.
According to comment datedXX/XX/XX18, the subject property is owner-occupied.
According to comment dated XX/XX/XX16, the subject property has wind damages. According to a document located at xx the subject property has wind damages. The date of loss is xx. The total replacement cost estimated value is xx. According to comment dated XX/XX/XX16, received the loss draft check on xx for the amount of
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx  had filed bankruptcy under xx with the xx. The Plan was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX16 with the secured claim amount of xx and the arrearage amount is xx. According to Order Confirming xx plan dated XX/XX/XX16, the trustee xx monthly for a period of 60 months beginning from XX/XX/XX16.

The loan was modified once since origination. The borrower making payment as per modification agreement which was made on XXX/XX10, the new principal balance is xx. The borrower promise to pay in four steps starting from the amount of xx to 511.11 and interest start from 7.100% to 9.600% beginning on XXX/XX10 till maturity date XXX/XX29. The borrower is currently making payment as per fourth step for the amount of xx with interest rate 9.600%.	Missing Required State Disclosures Origination Appraisal Title Policy Initial Escrow Acct Disclosure	Field: Current Legal Status Loan Value: Bankruptcy Tape Value: Collections |---| |----| Comment: The loan is active in bankruptcy. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per the deferred agreement loacted at (Deferement Agreement 1000050198_Miscellaneous_21588171_6-4-2013 xx) the deferment charge/interest paid at time of deferment is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xxx1   Variance: xx   Variance %: 1.84%   Comment: Escrow balance is 176.98.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per Note, the original balance is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 87%   Tape Value: 87%   Variance:    Variance %: -0.01%   Comment: The appraised value is xx. Hence, the CLTV is xxx86%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 87%   Tape Value: 87%   Variance:    Variance %: -0.01%   Comment: The appraised value is xx. Hence, the LTV is xxx86%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.600%   Tape Value: 7.100%   Variance:    Variance %: 2.50%   Comment: As per Note, original rate is 9.600%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 444444444444444444444444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 443214444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 444444444444444444444444   Variance:    Variance %:    Comment: The Payment History String reversed is 44444412344. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The Purpose of refinance is Debt Consolidation.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.01%   Comment: The Suspense balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per Payment history, the UPB is xx. Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "The mortgage was originated xx. The Final title policy is missing from the loan file. Hence, values are updated as per Commitment which reflects the amount of insurance is xx which is less than the mortgage amount." * Title policy missing (Lvl 3) "Final Title Policy is missing from the loan file. However, values are updated as per Commitment located at “xx."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
This loan failed the points and fees test.
The points and fees charged to the borrower exceed 5% of the mortgage amount, or xxx0 for mortgage amounts of xxx00 or less.
Note, no more than two "Bona Fide - GSE" discount points are excluded from the calculation of the points and fees for purposes of this test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in North Carolina State. The following required state disclosures are missing from the loan file.
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the points and fees test.
 Points and Fees Test: loan data : xx, Comparison data : xx, Variance +xx.
Late Fees Test: loan data : 5.000%, Comparison data 4.000%, Variance+1.000%."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR was not hand dated by the borrower."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file. However, the values are updated by appraisal report dated onXX/XX/XX98 which is before the 13 months of the note date located at “1000050198_Appraisalbpo_21588153_6-4-2013 xx"
* Property Damage (Lvl 2)     "According to comment dated XX/XX/XX16, the subject property has wind damages. According to a document located at (1000050198_Hazard_Insurance_245960972_10-29-2015 and1000050198_Hazard_Insurance_245999201_10-29-2015) the subject property has wind damages. The date of loss is XX/XX/XX15. The total replacement cost estimated value is xx. According to comment dated XX/XX/XX16, received the loss draft check on XX/XX/XX16 for the amount of xxand total claim amount updated to xx. According to comment dated  XX/XX/XX16, they are in process of cutting his final draw with 100% complete with repairs. No further details are available. The latest BPO reports are not available."
* Title shows an assignment chain break (Lvl 2)     "According to the Updated title report dated XX/XX/XX18 , the chain of assignment has been not completed. Currently, the assignment from XXXbank, N.A., Successor In Interest By Merger Toxxrecorded on XX/XX/XX13. The correct assignment should be with xx."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$5,726.87	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43194320	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$10,386.85	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.361%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$342,940.87	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	The review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated xx.
The chain of the assignment has not been completed. Currently, the mortgage is with xx.
No active judgment or liens have been found.
The annual combined taxes of 2018 have been paid in the amount of xx. The annual school taxes of 2018 are due in the amount of xx for the due date of XX/XX/xx18. No delinquent taxes has been found for the prior year.
The review of payment history as of XX/XX/XX18 shows that the borrower has been currently delinquent for 2months and the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date for the payment is 7XX/XX18. The borrower had filed the bankruptcy under xx with xx and the plan was confirmed on 8XX/XX16. The motion for relief from stay was filed on XXX/XX18. The debtor shall pay xx for 1 to 51 months and xxx per month for the period of 52 to 60 months. The proof of claim was filed on xx. The Schedule-D in Voluntary Petition shows that the amount of xx as an unsecured portion out of the claim amount of xx. No comments reflecting a cram down has been found. The date of the last filing the bankruptcy was 8XX/XX18. According to servicing comments, the foreclosure was initiated and the file was referred to an attorney on xx. The foreclosure complaint was filed on xx. However, the foreclosure was put on hold due to loss mitigation. The review of payment history as of XX/XX/XX18 shows that the borrower has been currently delinquent for 2months and the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement. This Step modification agreement was signed xx. The loan has been modified once since origination. The reason for default has not been found. No damage and repairs have been found. The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:According to servicing comments, the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX14. The foreclosure complaint was filed onXX/XX/XX15. However, the foreclosure was put on hold due to loss mitigation.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx with the xx onXX/XX/XX16 and the plan was confirmed on 8XX/XX16. The motion for relief from stay was filed on XXX/XX18. The debtor shall pay xx for 1 to 51 months and xxx per month for the period of 52 to 60 months. The proof of claim was filed on XX/XX/XX16 with the secured claim amount of xx and the amount of arrearage is xx. The Schedule-D in Voluntary Petition shows that the amount of xx as an unsecured portion out of the claim amount of xx. No comments reflecting a cram down has been found. The date of the last filing the bankruptcy was 8XX/XX18.	This Step modification agreement was signed between the xx. The Unpaid Principal Balance is xx with an interest rate of 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX16. The maturity date is XX/XX/XX41. The loan has been modified once since origination.	Affiliated Business Disclosure Missing Dicsloures Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 307 |---| 53 |----| 0.17% Comment: Amortized term months is 360. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 307   Variance: 53   Variance %: 0.17%   Comment: Amortized term is 360.   Tape Source: Initial   Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx   Tape Value: xxx Variance:    Variance %:    Comment: Borrower 2 last name is xx   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: Current legal status is Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX16   Tape Value: XXX/XX16   Variance: 4 (Days)   Variance %:    Comment: The doc date of last modification is XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 93%   Tape Value: 93%   Variance:    Variance %: 0.14%   Comment: CLTV is 93.137%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 93%   Tape Value: 93%   Variance:    Variance %: 0.14%   Comment: LTV is 93.137%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210112221234   Tape Value: 101230101121122122312334   Variance:    Variance %:    Comment: The payment history string is 210112221234.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432122211012   Tape Value: 433213221121121101012101   Variance:    Variance %:    Comment: The payment history string reversed is 432122211012.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx	B	* Litigation (Lvl 3) "The comment dated 6XX/XX15 states that the litigation was filed on 6XX/XX15 and the foreclosure was put on hold. However, no details were found regarding the litigation. Further information is not available to confirm whether the litigation hold was removed."
* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary Petition shows that the amount of xx as an unsecured portion out of the claim amount of xx,xx.87. No comments reflecting a cram down has been found."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test.
This loan failed the prepayment term test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. Currently, the mortgage is with xx.
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of New York. The following state disclosures are missing from the loan file.
																																																																																								NY Consumer Credit Disclosure / Fair Credit Reporting Notice, Mortgage Bankers and Exempt Organizations Preapplication, Part 80 Disclosure, Alternative Mortgage Transaction Disclosures, Co-Signer Notice Requirements, Default Warning Notice, Smoke Alarm Affidavit, New York Real Property Escrow Account Disclosure, Subprime Home Loan Counseling Disclosure.Commitment Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87362917	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Mexico	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$956.14	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$105,776.11	Not Applicable	5.875%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated 1XXX/XX18 shows that xx. The chain of assignment has been completed as the assignment is currently with xx.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
There are 3 judgments against the name of borrower as follow.
xx, as per document available with updated title this judgment is entered for damages but the property address has not been mentioned on the document.
Review of updated payment history shows that the loan is in delinquency for 32 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.875% for the due date of 1XXX/XX15. The next due date is XXX/XX16. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification “xx	Collections Comments:According to the servicing comments the loan is in active bankruptcy. The borrower had filed bankruptcy dated xx under xx with case noxx. The plan was confirmed on 1XXX/XX17 and according to the plan filed onXX/XX/XX17 the debtor shall pay pre petition arrears. POC was filed on xx with amount of claim xx and the arrearage is in the amount of xx. Motion to dismiss case was filed on 9XX/XX17 as the debtor failed to make monthly payments. There is no unsecured portion as the property value mentioned on xx plan is xx and the claim amount mentioned is xx.

The loan is in delinquency for 32 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.875% for the due date of 1XXX/XX15. The next due date is XXX/XX16. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification “xx”. According to the mod dated onXX/XX/XX13 the borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.875 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX13 and ends with the maturity date of XX/XX53.

Available servicing comments and the documents state that the foreclosure was initiated in a loan with case xx by filing the complaint on xx. The judgment had entered on xx. The bidding instructions had been received and the bid was completed on xx and the bid specified amount mentioned is in the amount of xx. The comment dated onXX/XX/XX17 state that the title will be vested in the name of xx and the sale was held and completed on xx then the user has created process level issue as the borrower had filed bankruptcy on and did not received the documents to support this but the user has ended the issue associated with this loan onXX/XX/XX17. The comment dated 9XX/XX17 state that the property has been foreclosed xx and filed bankruptcy on xx while the loan was in redemption period. No further details have been found as according to the latest updated title report dated 1XXX/XX18 the property ownership is in the name of borrower and the loan is in active bankruptcy.

The latest comment datedXX/XX/XX18 state that the property is occupied by the owner. The comment dated 8XX/XX16 shows that the reason for default was home/roof repairs which have been resolved.

Foreclosure Comments:Available servicing comments and the documents state that the foreclosure was initiated in a loan with case # xx by filing the complaint on xx . The judgment had entered on xx . The bidding instructions had been received and the bid was completed on xx and the bid specified amount mentioned is in the amount of xx The comment dated onXX/XX/XX17 state that the title will be vested in the name of xx then the user has created process level issue as the borrower had filed bankruptcy on and did not received the documents to support this but the user has ended the issue associated with this loan onXX/XX/XX17. The comment dated 9XX/XX17 state that the property has been foreclosed on xx while the loan was in redemption period. No further details have been found as according to the latest updated title report dated 1XXX/XX18 the property ownership is in the name of borrower and the loan is in active bankruptcy.
The sale was scheduled xx.
Bankruptcy Comments:Debtor, xx under xx with xx and the plan was confirmed on xxand according to the plan filed onXX/XX/XX17 the debtor shall pay pre petition arrears. POC was filed on xx. Motion to dismiss case was filed on 9XX/XX17 as the debtor failed to make monthly payments. There is no unsecured portion as the property value mentioned on xx plan is xx and the claim amount mentioned is xx.
According to the debtor's plan which was filed onXX/XX/XX17, the debtor shall make mortgage payment directly to the creditor and arrearage of xx will be paid through trustee with the interest rate of 5.875% and it was confirmed on 1XXX/XX17.
The Loan Modification agreement was made xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.875 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX13 and ends with the maturity date of XX/XX53.
Credit Application Title Policy Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization term months are 360. Tape Source: Initial Tape Type:
Field: Amortized Term (Calculated)   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The original amortized term of the subject loan is 360 months but tape states 480 months.   Tape Source: Initial   Tape Type:
Field: Corporate Advances: Recoverable per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: The curren legal status of the loan is BK but tape shows FC.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Escrow balance reflected in latest payment history is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 444444FFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFFFFFFFF444444   Variance:    Variance %:    Comment: payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: suspense balance as per latest payment history is xx Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB reflected in the latest payment history is xx but tape reflects xx. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file but the Title Commitment is available in the loan file."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 settlement date isXX/XX/XX04 which is after the note dateXX/XX/XX04."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Service Transfer Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70448108	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$657.30	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.046%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated xx.
 The chain of assignment has been completed.  The last assignment is xx.
Active liens and judgments are as follows:
There is a state tax Lien recorded xx.
The 2016-2017 county taxes are paid in the amount of xx , with no prior delinquency.
According to the payment history as of 9XX/XX18, the borrower is making regular payments.The last payment was received on 9XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx with the interest rate of 6.250% and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been paying as per the Note agreement.	Collections Comments:The loan is currently in active bankruptcy. According to the payment history as of 9XX/XX18, the borrower is making regular payments. The last payment was received on 9XX/XX18, the payment applied date was 8XX/XX18 and the next due date for payment is 9XX/XX18. The P&I is in the amount of xx with the interest rate of 6.250% and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been paying as per the Note agreement.
The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
According to the PACER, the borrower had filed bankruptcy under xx xx. The debtor shall pay to the trustee xx for 1 to 09 months and  xx for 10 to 60 months under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down.
No comments regarding the foreclosure has been found.
As per the servicing comments the subject property is owner occupied and is in average condition , no comments regarding the damage or repair has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The  borrower xx had filed bankruptcy under xx xx. The plan was confirmed on XX/XX/XX14.
The POC xx.
The xx plan was filed xx as per plan the debtor suppose to pay the trustee the amount of xx monthly for 60 months from the total amount of xx.
The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. No comment indicating a cram down.
Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Legal Status Loan Value: Bankruptcy Tape Value: Collections |---| |----| Comment: as per the Pacer and servicing comments the current status of loan is in active bankruptcy however , tape reflects as collections. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.42%   Comment: As per the payment history, the escrow balance is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 97%   Variance:    Variance %: 1.45%   Comment: Original CLTV ratio percent 98.454%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 97%   Variance:    Variance %: 1.45%   Comment: Original standard LTV is 98.454%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111123011221   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 111123011221. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 122110321111   Tape Value: FFFFFFFFFFFFFFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 122110321111.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per the payment history, the UPB is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* State Tax Judgment (Lvl 2) "There is an active state tax lien against borrower xx."
* Title shows an assignment chain break (Lvl 2)     "Chain of Assignment is incomplete. xx.
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "N License Validation Test: FAIL
This loan failed the Indiana license validation test.
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of Indiana. The following state disclosures are missing from the loan file.

1. Hazard Insurance Disclosure
2. Federal Consumer Credit Protection Act Disclosure
3. Insurance Freedom of Choice Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business arrangement disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of servicing providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68637919	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,805.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	55.005%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$139,987.30	Not Applicable	5.000%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX/XX/xx18, xx.
The chain of the assignment has been completed. The last assignment is xx.
There is one junior mortgage against the subject property xx.
There are two state tax liens against the borrower, xx.
2017 combined annual taxes have been paid in the amount of xx on XX/XX/xx17 and 2018 combined annual taxes are due in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
According to the latest payment history as XX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The borrower has made seven payments on XX/XX/XX18 for the amount of xx. The due date has been changed from XX/XX/XX17 to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX09 with the interest rate of 5.000 % and P&I of xx.	Collections Comments:The loan is currently in bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The borrower has made seven payments on XX/XX/XX18 for the amount of xx. The due date has been changed from XX/XX/XX17 to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement xx with the interest rate of 5.000 % and P&I of xx. No foreclosure activity was found in the loan file. The borrower, xx had filed the bankruptcy under xx xx and the plan was confirmed on XX/XX/XX14.According to the order of confirming xx plan, Debtor shall pay xx month to xx Trustee Office, The debtor shall make post petition payment direct to the creditor with the monthly payment of xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
 The creditor, xx.
According to trustee’s motion to increase payments to fund xx plan dated XX/XX/XX18, the payment has been increased to xx to fund the plan as proposed by the debtor. Order for same was granted on XX/XX/XX18.
According to notice of mortgage payment change dated XX/XX/XX18, the interest rate has been changed from 4.74% to 4.99%. The new mortgage payment will be xx. The notice of mortgage payment change states new mortgage payment will be in the amount of xx which will be due on XX/XX/XX18.
Motion for relief from stay was filed on XX/XX/XX17 and order was granted on 4XX/XX16.
According to the document located at “SPO - Pool 1 Inspection Report 2.1.17 - 7.31.18”, the property inspection has been completed on XX/XX/XX18. The subject property is occupied by unknown party and is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the xx and the plan was confirmed on XX/XX/XX14.According to the order of confirming xx plan, Debtor shall pay xx month to xx Trustee Office, The debtor shall make post petition payment direct to the creditor with the monthly payment of xx.
According to voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
 The creditor, xx.
According to trustee’s motion to increase payments to fund xx plan dated XX/XX/XX18, the payment has been increased to xx to fund the plan as proposed by the debtor. Order for same was granted on XX/XX/XX18.
According to notice of mortgage payment change dated XX/XX/XX18, the interest rate has been changed from 4.74% to 4.99%. The new mortgage payment will be xx. The notice of mortgage payment change states new mortgage payment will be in the amount of xx which will be due on XX/XX/XX18.
Motion for relief from stay was filed on XX/XX/XX17 and order was granted on 4XX/XX16.
Loan modification was made xx. The new modified principal balance as per modification agreement is xx which will be paid with monthly payment of xx and interest rate of 5.00% beginning from XX/XX/XX09. The stated maturity date is XX/XX/XX49.	Origination Appraisal Missing Required State Disclosures	Field: Current Servicer (Enumerated) Loan Value: * Other / Not In List * Tape Value: xxx |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx
Field: Original CLTV Ratio Percent   Loan Value: 77%   Tape Value: 77%   Variance:    Variance %: -0.23%   Comment: Value rounded off.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 77%   Tape Value: 77%   Variance:    Variance %: -0.23%   Comment: Value rounded off.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: cba987654321213210101000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 0001010122121234567a9abc   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX14 to XX/XX/XX18. However, we require latest 24 months collection comment. The servicing comment is missing from XX/XX/XX18 to XX/XX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file. However, the values are updated from Desktop Valuation Limited Appraisal Report located at "VAL001_Appraisal-Property-Appraisal Report_09072018_72428658"."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia State. The following disclosures are missing from the loan file:
Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
Disclosure of Additional Fees."
* Mortgage Riders incomplete / inaccurate (Lvl 2)     "Waiver of borrower's rights is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there are two state tax liens against."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36898080	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maine	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$3,453.03	8/XX/XX21	Not Applicable	No	2FBDDBCA-1E71-487F-8C8A-BE182886EF51	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.224%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/xx18,xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
No active judgment and liens have been found.
2018 1st and 2nd installment taxes have been due in the amount of xx. No delinquent taxes has been found for the prior year.	As per the review of the payment history, the borrower has been delinquent for 15 months and the next payment is due for 6XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 5XX/XX17. The UPB is xx. The current P&I is xx and current PITI is xx.	Collections Comments:The loan is currently in the collection and the next payment is due for 6XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 5XX/XX17. The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX17. Due to loss mitigation, the FC was placed on hold. No records for bankruptcy have been found. The reason for default is the primary borrower xx was deceased onXX/XX/XX17.
The loan was never modified since origination. As per the inspection report, the property is unknown occupied. No repairs and damages have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. Due to loss mitigation, the FC was placed on hold.
Bankruptcy Comments:Not Applicable	Not Applicable	Credit Application Notice of Servicing Transfer Good Faith Estimate Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure Missing Dicsloures Right of Rescission	Field: Borrower First Name Loan Value: xx Tape Value: xx|---| |----| Comment: As per note, the Borrower first name is xx Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX41   Variance:    Variance %:    Comment: The loan was never modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 61%   Tape Value: 61%   Variance:    Variance %: -0.45%   Comment: As per the appraisal report, the CLTV is 60.550%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 61%   Tape Value: 61%   Variance:    Variance %: -0.45%   Comment: As per the appraisal report, the LTV is 60.550%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: efedcba98765432100000000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 00000000143456789abedefe Variance: Variance %: Comment: The payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "It's successors and or assigns clause is missing in final title policy. Terms and conditions sheet is neither available with final title policy for checking 12C clause."
* Deceased Borrower(s) (Lvl 3) "The primary xx was deceased onXX/XX/XX17. However, a death certificate was found at xx."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The primary borrower xx was deceased on xx. However, a death certificate was found at xx. However, as per Personal Representative Deed datedXX/XX/XX18, the xx, duly appointed and acting Personal Representative of the Estate of xx As per the updated title, the current ownership in the name of xx."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by borrower."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.  Notice to Cosigner, Title Attorney Disclosure, Choice of Insurance Notice and Withholding Tax Disclosure."
* Final TIL Date after actual transaction date (Lvl 2)     "The final TIL date isXX/XX/XX11. However, original Note date isXX/XX/XX11."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. TILA Finance Charge Test: FAIL xx xx -xx The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx This loan failed the TILA right of rescission test. TILA Right of Rescission Test: FAIL The funding date is before the third business day following consummation. The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last. This loan failed the initial TIL disclosure date test Initial TIL Disclosure Date Test: FAIL"
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not executed by borrower."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test. This loan failed the TILA foreclosure rescission finance charge test. This loan failed the TILA right of rescission test. This loan failed the initial TIL disclosure date test"	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63097906	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$106.99	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.974%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage xx.
There is a civil judgement against xx.
The chain of assignment is complete as the last assignee is xx.
The taxes for the year 2017 are paid in the amount of xx and taxes for the year 2018 are due on XX/XX/xx18 in the amount of xx. There are no prior delinquent taxes found open.	The review of the payment history shows that the borrower is not making regular payment and the borrower is 15 months delinquent. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 5XX/XX17 payment. The next due date is 6XX/XX17. The UPB as per payment history is xx.	Collections Comments:The borrower is not making regular payment and the borrower is 15 months delinquent. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 5XX/XX17 payment. The next due date is 6XX/XX17. The UPB as per payment history is xx.
The foreclosure was initiated and file was referred to attorney on xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. The bankruptcy is still active and further action is waited.
xx has filed the bankruptcy under xxhe xx plan was confirmed on XXX/XX16.
The taxes for the year 2017 are paid in the amount of xx and taxes for the year 2018 are due on XX/XX/XX18 in the amount of xx. There are no prior delinquent taxes found open.
The property condition is good as per inspection report datedXX/XX/XX18. There is no evidence found of damages or repairs to the subject property in the servicing comments.
Foreclosure Comments:The foreclosure was initiated and file was referred to attorney on xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. The bankruptcy is still active and further action is waited.
Bankruptcy Comments:xx has filed the bankruptcy under xxhe xx plan was confirmed on XXX/XX16. The POC was filed on xx.	Not Applicable	Initial Escrow Acct Disclosure	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx.
Field: Mailing Address Street   Loan Value: xx
Field: Mailing Address Zip Code   Loan Value: xx
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX22   Variance:    Variance %:    Comment: No MOD agreement found   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 75%   Variance:    Variance %: -0.71%   Comment: Difference due to rounding   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 75%   Variance:    Variance %: -0.71%   Comment: Difference is due to rounding   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: gfgfedeeeeffeeffgghgffgf   Variance:    Variance %:    Comment: converted to 0-4   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: fgffghggfeeeffeeeedgfgfg   Variance:    Variance %:    Comment: Converted to 0-4 scale   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Purpose of refinance is debt consolidation Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8138806	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,147.46	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.394%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$245,577.86	Not Applicable	4.000%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that xx. The chain of assignment has been completed as the current assignment is xx. No prior year delinquent taxes found pending.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.000%. As per payment history as of 1XX/XX/XX18, the current unpaid principal balance is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The debtor xx had filed the bankruptcy under xx with xx. The voluntary petition was filed on XX/XX/XX17. Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. As per amended xx plan dated XX/XX/XX18, the debtor shall pay xx per month starting XX/XX/XX18 for a period of 3 months and xx per month starting 04XX/XX18 for 57 months. The plan was confirmed on XX/XX/XX18. The POC was filed on xx. As per collection comments, the foreclosure was approved on xx. The foreclosure was referred to attorney on xx.The complaint was filed on xx. Later, the foreclosure was put on hold due to bankruptcy filing. No further comments found. The borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.000%. The reason for default is not provided in comments. As per latest property inspection report dated XX/XX/XX18, the subject property is occupied by an unknown party with no visible damages or repairs.
Foreclosure Comments:As per collection comments, the foreclosure was approved on 09XX/XX17. The foreclosure was referred to attorney on xx.The complaint was filed on xx. Later, the foreclosure was put on hold due to bankruptcy filing. No further comments found.
Bankruptcy Comments:The debtor xx had filed the bankruptcy under xx with xx. The voluntary petition was filed on XX/XX/XX17. Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. As per amended xx plan dated XX/XX/XX18, the debtor shall pay xx per month starting XX/XX/XX18 for a period of 3 months and xx per month starting 04XX/XX18 for a 57 months. The plan was confirmed on XX/XX/XX18. The POC was filed xx.	Loan Modification agreement was made between xx. The borrower had given promise to pay the UPB of xx with interest rate of 4% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX14 and ends with the maturity date of 1XXX/XX53.	HUD-1 Closing Statement Affiliated Business Disclosure	Field: Mailing Address Street Loan Value: xx
Field: Modification First Payment Date   Loan Value: XXX/XX14   Tape Value: XXX/XX14   Variance: 31 (Days)   Variance %:    Comment: Executed modification agreement in file.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 79%   Tape Value: 79%   Variance:    Variance %: -0.31%   Comment: Rounding&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 79%   Tape Value: 79%   Variance:    Variance %: -0.31%   Comment: Rounding   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: aaba98887654333321000100   Variance:    Variance %:    Comment: Pay History   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 0010001233334567888babaa   Variance:    Variance %:    Comment: Pay History   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX  Variance:    Variance %:    Comment: Note   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Application Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is available in the loan file; however, some points and fees are handwritten. We considered the available HUD-1 to test the compliance."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx,xx and the value of collateral that supports this claim is xx,xx; however, the unsecured portion is xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51201438	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$8,284.52	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	No	50.958%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$235,499.26	Not Applicable	6.125%	xx	XX/XX/XX16	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage xx. Chain of assignment is complete as current assignee is xx. Updated title noted a discrepancy in One judgment found on updated title. Property tax information is through 2018. Status for RE Taxes: First Installment of 2018-2019 RE Taxes due XX/XX/xx18 in the amount of xx. Second installment due XX/XX/XX19 in the amount of xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower is delinquent for 14 months and next due for the 5XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. The current P&I is xx and rate of interest is 6.125%. The current unpaid principal balance is in the amount of xx. Escrow balance is xx. Late Charge balance is xx.	Collections Comments:The loan is currently in active bankruptcy, on foreclosure hold, and next due for the 5XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. The current P&I is xx and rate of interest is 6.125%. The current unpaid principal balance is in the amount of xx.

The loan was modified with xx a new principal balance of xx to a fixed rate of 6.125% with a P&I payment of xx beginning 4XX/XX16 until maturity date of XXX/XX56.

The foreclosure was referred to attorney on xx and the complaint was filed on xx.   The foreclosure was placed on hold because the borrower filed bankruptcy xx with xx.

Borrower filed bankruptcy under xx with the xx and the plan was confirmed on XXX/XX18. POC was filed on xx.
Foreclosure Comments:The foreclosure was referred to attorney on xx and the complaint was filed on xx.   The foreclosure was placed on hold because the borrower filed bankruptcy xx with xx.
Bankruptcy Comments:Borrower filed bankruptcy under xx with the xx and the plan was confirmed on XXX/XX18. POC was filed on xx.	The loan was modified xx with a new principal balance of xx to a fixed rate of 6.125% with a P&I payment of xx beginning 4XX/XX16 until maturity date of XXX/XX56.	Affiliated Business Disclosure	Field: Current Bankruptcy Post Petition Due Date Loan Value: Unavailable Tape Value: 7XX/XX18 |---| |----| Comment: Unable to determine the post petition due date.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Mailing Address City   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Subject property is an Investment property therefore the borrower's primary residence was entered for the Mailing Address.   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: fffffggfedcba98765432110   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011234567a9abcdefggfffff   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Per the Appraisal, the subject property is a PUD. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The subject mortgage is in 2nd lien position due to a Notice of Lien for the cost of sewer and refuse service on subject property. The property is located in the State of California."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "Per the Updated Title Report dated 1XXX/XX18, the subject mortgage is in 2nd lien position due to a Notice of Lien recorded xx. The Notice of Lien does not provide an amount due. The property is located in the State of California. The title searcher noted in the Title Defect Category a Possibility of Foreclosure by senior non-mortgage lien."	* Payment History is not Complete (Lvl 3) "Missing 5 months Payment History from prior servicer to complete a full 12 month review. The payment history provided from the current servicer is dated from XX/XX/XX17 untilXX/XX/XX18."
																																																																																							* Comment history is incomplete (Lvl 3) "16 months of Servicing Comments are missing from the file. The servicing comments provided from the current servicer are dated from XX/XX/XX17 untilXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Required Affiliated Business Disclosure is missing from the file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33067051	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,329.56	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	No	No	26.542%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$245,778.72	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the favor of XXXX as nominee for xx which was recorded on xx.
The chain of the assignment has been completed. The last assignment is from xx, N.A to xxx which was recorded on xx.
There is one junior mortgage against the subject property in favor of xx for the amount of xx which was recorded on xx.
There are two HOA liens against the subject property in the favor of xx and xx for the total amount of xx which was recorded on xx and xx.
2018 combined and utilities annual taxes are due in the total amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
The subject property was transferred from xx. The subject mortgage was recorded on xx. Thereafter, the subject property was again transferred to xx through quitclaim deed which was recorded on same date as Subject Mortgages was recorded but xx.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 27 months and the next due date is XX/XX/XX16. The last payment received date is not available in the latest payment history. The UPB reflected is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX15 with the interest rate of 2.000 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX16. The last payment received date is not available in the latest payment history. The UPB reflected is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX15 with the interest rate of 2.000 % and P&I of xx. The reason for default is not mentioned in the collection comment.
According to the servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx. The sale was scheduled for xx. The first date of publication was xx. The borrower had filed the bankruptcy under xx with the xx which was closed on xx. The sale was scheduled for xx. The foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under xx with the xx and the plan was confirmed on xx. Objection has been referred to lundberg & associates for total arrears are xx. However, plan lists xx and the difference of xx Schedule D has not been filed by the debtor. According Objection to xx plan which was filed on xx, Creditor objects to confirmation of the plan, as it appears that the plan payment as proposed will not fund the plan the way that the Bankruptcy Code requires.  The motion for relief from stay was filed on xx and order for motion for relief from stay was granted on XX/XX/XX17. According to comment dated XX/XX/XX18, the motion for relief was filed due to abusive file.
According to order of confirming xx plan dated XX/XX/XX18, by the 25th day of each month, the Debtor shall make Plan payments to the Trustee of xx per month for 1 month commencing with the date of the first scheduled meeting of creditors under § 341 with payments then changing to xx. According to the notice of mortgage payment change dated XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18. Objection to motion to withdraw by debtor's counsel and request for legal fees was filed xx. xxx ("Creditor") filed a Motion for Termination of the Automatic Stay and an Agreed Order was entered on xx. Arrearage listed in the plan is in the amount of xx.
The creditor, xx had filed the POC on for the secured claim amount of xx and the amount of arrearage is xx.
Despite the debtor’s five bankruptcies, the debtor has not cured the outstanding default.  As of xx, the debtor is contractually due for the xx payment and the creditor has not received any post petition payments.
According to the document located at “SPO - Pool 1 Inspection Report 2.1.17 - 7.31.18”, the property inspection has been completed on XX/XX/XX18. The subject property is occupied by unknown party and is in good condition.No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:According to the servicing comment, the foreclosure was initiated and was referred to an attorney on xx. The complaint was filed on xx. The sale was scheduled for xx. The first date of publication was xx. The borrower had filed the bankruptcy under xx with the xx which was closed on xx. The sale was scheduled for xx. The foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under xx with the xx and the plan was confirmed on xx.
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the xx and the plan was confirmed on xx. Schedule D has not been filed by the debtor. According Objection to xx plan which was filed on xx, Creditor objects to confirmation of the plan, as it appears that the plan payment as proposed will not fund the plan the way that the Bankruptcy Code requires.  The motion for relief from stay was filed on XX/XX/XX17 and order for motion for relief from stay was granted on XX/XX/XX17. According to comment dated XX/XX/XX18, the motion for relief was filed due to abusive file.
According to order of confirming xx plan dated XX/XX/XX18, by the 25th day of each month, the Debtor shall make Plan payments to the Trustee of xx per month for 1 month commencing with the date of the first scheduled meeting of creditors under § 341 with payments then changing to xx. According to the notice of mortgage payment change dated XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from XX/XX/XX18. Objection to motion to withdraw by debtor's counsel and request for legal fees was filed xx.xxx ("Creditor") filed a Motion for Termination of the Automatic Stay and an Agreed Order was entered on October 20, 2017. Arrearage listed in the plan is in the amount of xx.
The creditor, xx had filed the POC on for the secured claim amount of xx and the amount of arrearage is xx.
This modification agreement was made on xx with the borrower, xx and the lender, xx on xx.
As per modified terms, the new principal balance is xx. Borrower promises to pay P&I xx with the step interest rate of 2.00% beginning from xx. The stated maturity date is xx. The loan was modified with three steps.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure Credit Application	Field: Current Servicer (Enumerated) Loan Value: * Other / Not In List * Tape Value: xxx |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Modification step 1 date is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Modification step 2 date is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Modification step 3 date is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.38%   Comment: As per note, P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ponmlkkkjkjjihgfedcba987   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 789abcdefihijjkjkkknmnop   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Postal Code Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per loan origination document, postal code is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX11 to XX/XX/XX18. However, we require latest 24 months collection comments. The servicing comments are missing from XX/XX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX18 to XX/XX/XX18 and for single month of XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX18 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Utah State. The following disclosures are missing from the loan file:
Fee Disclosure
Loan Application Notice
Servicer Disclosure
Notice of Change of Terms For Open-End Consumer Credit Contract
Disclosure of Debtor’s Waiver of Class Action."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on xx. However, the final HUD-1 was executed on xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final loan application is missing from the loan file. However, the values are updated from initial application dated xx located at "UND002_Loan Application_09092018_72984060.pdf"."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63473334	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$4,746.78	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	PUD	xx	xx	Primary	Yes	No	Yes	44.026%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX13	$212,329.66	$70,208.27	2.000%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the favor of XXXX as nominee for xxwhich was recorded on xx. The chain of the assignment has been completed. The last assignment is with xx.
There is one junior mortgage against the subject property originated on xx in the favor of xx for the amount of xx which was recorded on xx.

There are two utility liens for statement of delinquent utility charges against the subject property in the favor of xx for the total amount of xx which was recorded on xx and xx respectively. There is one notice of utility lien against the subject property in the favor of xx for the amount of xx which was xx.
There are two municipal liens against the subject property in the favor of xx for the total amount of xx which was recorded on xx.

There is one notice of claim for delinquent assessments (HOA lien) against the subject property in the favor xx for the amount of xx which was recorded on xx.
First and second installments of 2016-2017 and 2017-2018 county taxes have been paid in the total amount of xx First and second installments of 2018-2019 taxes are due in the total amount of xx on XX/XX/xx18 and XX/XX/XX19. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 25 months and the next due date is XX/XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The modification agreement reflects the deferred balance in the amount of xx. The borrower has been making payments as per modification agreement dated xx with the interest rate of 2.000 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The modification agreement reflects the deferred balance in the amount of xx. The borrower has been making payments as per modification agreement dated xx with the interest rate of 2.000 % and P&I of xx. The reason for default is excessive obligation.
As per servicing comment, the foreclosure was initiated and the complaint was filed on xx. However, the foreclosure was put on hold due to the borrower, xxhad filed the bankruptcy under xx with the xx and the plan was confirmed on xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
The creditor, xx for the secured claim amount of xx and the amount of arrearage is xx.
According to xx plan dated xx, the debtor shall pay to the trustee in the amount of xx for 60 months period. The estimated amount of arrearage is xx which will be paid with the monthly payment of xx.
Objection to confirmation of xx plan was filed on xx. The plan payment in the amount of xx does not equal the aggregate of the trustee’s fees, monthly post-petition. The aggregate of these monthly amounts is xx. The objection dated xx states that According to the plan, Debtor has provided for the arrears in the amount of xx. However, the arrearage on Secured Creditor’s claim is in the amount of xx. Debtor has failed to provide for the curing of the remaining default of xx. Debtor has a monthly net income of only xx. This amount will be insufficient to fund the plan once the arrears on Secured Creditor's claim. Trustee prays that the court enter an order of denying confirmation of the debtor’s plan. According to the order of confirming xx plan dated XX/XX/XX17, debtor shall pay to the trustee in the amount of xx for 2 months and xx for 58 months.
According to the notice of mortgage payment change which was filed on XX/XX/XX18, the new mortgage payment was in the amount of xx which was due from 1XXX/XX18.

According to the document located at “SPO - Pool 1 Inspection Report 2.1.17 - 7.31.18”, the property inspection has been completed on XX/XX/XX18. The subject property is occupied by unknown party and is in good condition.
No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:As per servicing comment, the foreclosure was initiated and the complaint was filed on xx. However, the foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under xx with the xx and the plan was confirmed on xx.
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under xx with the xx on xx and the plan was confirmed on xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
The creditor, xx had the POC onxx for the secured claim amount of xx and the amount of arrearage is xx.
According to xx plan dated xx, the debtor shall pay to the trustee in the amount of xx for 60 months period. The estimated amount of arrearage is xx which will be paid with the monthly payment of xx.
The objection dated xx states that According to the plan, Debtor has provided for the arrears in the amount of xx. However, the arrearage on Secured Creditor’s claim is in the amount of xx. Debtor has failed to provide for the curing of the remaining default of xx. Debtor has a monthly net income of only xx. This amount will be insufficient to fund the plan once the arrears on Secured Creditor's claim. Objection to confirmation of xx plan was filed on xx. The plan payment in the amount of xx does not equal the aggregate of the trustee’s fees, monthly post-petition. The aggregate of these monthly amounts is xx.
Trustee prays that the court enter an order of denying confirmation of the debtor’s plan. According to the order of confirming xx plan dated xx, debtor shall pay to the trustee in the amount of xx for 2 months and xx for 58 months.
According to the notice of mortgage payment change which was filed on xx, the new mortgage payment was in the amount of xx which was due from xx.
This modification agreement was made on xx between the borrower, xx and the lender, xx.
As per the modified terms, the new modified principal balance is xx out of xx is deferred principal balance. The interest bearing balance in the amount of xx will be paid with P&I of xx and step interest rate of 2.000 % beginning from xx.
The stated maturity date is xx. The loan was modified with 3 steps.
Notice of Servicing Transfer Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure Mortgage Insurance	Field: Current Servicer (Enumerated) Loan Value: * Other / Not In List * Tape Value: xxx |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 123%   Tape Value: 100%   Variance:    Variance %: 22.70%   Comment: There is one Piggback loan wilth the subject mortgage. Hence, CLTV is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: qqsstsvwwwvuutsrqqpoooon   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: noooopqqrutuuvwwwvssssqq   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisale, the subject property type is PUD. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject property is at lower lien position as updated title report dated xx shows there are two utility liens for statement of delinquent utility charges against the subject property in the favor of "xx" in the total amount of xx which was recorded on xx respectively. There is one notice of utility lien against the subject property in the favor of "County of xx xx" in the amount of xx which was recorded on xx.
Also, there are two municipal liens against the subject property in the favor of "xx" for the total amount of xx which was recorded on xx.
The subject property is located in CA State. There is risk of subject property being foreclosed.
This can be cured by paying off above unpaid liens with accrued interest and late charges."	* Title Review shows major title concern (Lvl 3) "According to the updated title report dated xx, there is one notice of claim for delinquent assessments (HOA lien) against the subject property in the favor of "xx" in the amount of xx which was recorded on xx.
The subject property is located in CA state. There is risk of subject property being foreclosed due to this unpaid lien.
This can be cured by paying off above unpaid liens with accrued interest and late charges."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* LTV or CLTV exceeds xx (Lvl 2)     "The subject mortgage was originated with the loan amount of xx. According to the appraisal report, the appraised value is xx and sale price is xx. There is one junior mortgage in the amount of xx Hence, CLTV is calculated as xx which exceeds xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State. The following disclosures are missing from the loan file:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "The subject property is located in CA State and the subject mortgage was originated on xx. However, final HUD-1 was executed on XX/XX/XX07."
* NPL - Current balance lower than the tape balance by more than 25% (Lvl 2)     "According to the latest payment history as of XX/XX/XX18, The UPB reflected in the latest payment history is in the amount of xx. The modification agreement reflects the deferred balance in the amount of xx. However, the  tape data reflects UPB in the amount of xx including the deferred principal balance. Hence, the current balance is lower than the tape balance by more than 25%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "This is a conventional loan. LTV at the origination was xx. Final 1003 and HUD-1 reflect monthly MI in the amount of xx; however, MI certificate is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52222461	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,171.00	8XX/XX21	Unavailable	No	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated xx.
The chain of assignment has been completed, currently the assignment is with xx.
There is no active liens and judgments found against the borrower.
The 2017-2018 annual city and county taxes are paid in the amount of xx , with no prior delinquency.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 9 months. The last payment received onXX/XX/XX18 in the amount of xx(PITI) with the next due date is 1XXX/XX17.The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the original note .	Collections Comments:The current status of loan is in active bankruptcy. The process of foreclosure has been initiated; the file was referred to an attorney. As per the comments datedXX/XX/XX17 the sale has been scheduled on xx. No further comments regarding the foreclosure have been found.
As the borrower xx had filed bankruptcy under xx with xx. The plan was confirmed on xx.As per the xx plan debtor supposed to pay the trustee the amount of xx for 60 months.
The POC was filed on xx with the POC amount of xx and the amount of arrearage is xx.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 9 months. The last payment received onXX/XX/XX18 in the amount of xx(PITI) with the next due date is 1XXX/XX17.The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx.
The loan has not been modified since the origination.
The subject property is owner occupied and is in average condition, no comments regarding the damage or repair has been found.

Foreclosure Comments:The process of foreclosure has been initiated; the file was referred to an attorney. As per the comments datedXX/XX/XX17 the sale has been scheduled on xx. No further comments regarding the foreclosure have been found.
As the borrower xx Hester had filed bankruptcy under xx with xx. The plan was confirmed on xx.As per the xx plan debtor supposed to pay the trustee the amount of xx for 60 months.

Bankruptcy Comments:The borrower x had filed bankruptcy under xx with xx. The plan was confirmed on xx.As per the xx plan debtor supposed to pay the trustee the amount of xx for 60 months.
The POC was filed on xx with the POC amount of xx and the amount of arrearage is xx.
Not Applicable	Credit Application	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Complaint Filed |---| |----| Comment: As per the servicing comments the current foreclosure status is referred to an attorney , tape reflects as complaint filed. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.69%   Comment: As per the appraisal is 75.305%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value:xx   Tape Value: xx   Variance:    Variance %: -0.69%   Comment: As per the appraisal is 75.305%&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: defggffhgfedcba987654322   Variance:    Variance %:    Comment: As per the latest PH the payment string is 44444444444 however tape reflects as 223456.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 223456789cbcdefghfffgfed   Variance:    Variance %:    Comment: As per the latest PH the payment string reversed is 44444444444 however tape reflects as 223456.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: 1003 is missing Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 7XX/XX17 toXX/XX/XX18. As we require latest 24 months servicing comments.The comment is missing from the 4XX/XX18 toXX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3)     "The abstracted search of the updated title report dated XX/XX/XX18 shows, the legal description inconsistent from vesting deed to mortgage as the mortgage shows, the legal as “assessed as being xx Acres and the deed shows the legal as assessing as being xx acres. However, the original documents of the mortgage and shows the same legal description."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX18.As we require latest 12 months servicing comments.The comment history is missing from 7XX/XX17 to XX/XX/XX18."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the brokerage/finder fee test."
* Application Missing (Lvl 2)     "Final 1003 is missing in the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Brokerage/Finder Fee Test: FAIL Loan Data xx Comparison Data xx Variance +xx

 The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and
Regulations, brokerage fee is synonymous with finder fee.
Any brokerage/finder fee of more than 2% of the principal amount of the loan will be presumed to be unfair and unreasonable and
Shall be grounds to revoke the license or registration of such licensee or registrant, unless such licensee or registrant can provide
																																																																																								Evidence showing that such fee constitutes fair and reasonable compensation."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25884893	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$710.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	11.544%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$41,711.49	Not Applicable	6.000%	xx	XX/XX/XX16	Financial Hardship	As of XX/XX/xx18 shows subject mortgage was originated on xx in the amount of xx with xx. Chain of assignment is complete as current assignee is xx. There are 2 judgments in the amount of xx recorded on xx with xx and IAO xx recorded on xx in favor of xx. Property is not a Super Lien state. Taxes are current and next due XX/XX/xx19. xx DOD xx

Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 17 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The current unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 6.000% with P&I in the amount of xx.
The borrower had been currently making payments as per modification agreement made of effective date of XX/XX/XX16.
Collections Comments:Collection comments available from XX/XX/XX10 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 17 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The current unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 6.000% with P&I in the amount of xx.
The borrower had been currently making payments as per modification agreement made of effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 6.000 % and P&I of xx with fixed amortized type beginning from first payment date xx  and ends with the maturity date of xx.

Collection comment dated XX/XX/XX17 shows that the foreclosure was referred to attorney on xx. Collection comment dated XX/XX/XX17 shows previous sale date as xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
The borrower xxhad filed bankruptcy under xx with xx. The plan was later confirmed on xx.
The loan is currently in active bankruptcy.
The subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:Collection comment dated XX/XX/XX17 shows that the foreclosure was referred to attorney on xx. Collection comment dated XX/XX/XX17 shows previous sale date as xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy under xx on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with xx. The plan was later confirmed on xx.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx.
According to the order confirmed xx plan dated on xx, the debtor shall pay to trustee xx bi- weekly for 60 months. The subject mortgage shall pay directly to creditor in the amount of xx beginning from xx .	Loan Modification agreement was made between borrower “xx” with “xx.” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 6.000 % and P&I of xx with fixed amortized type beginning from first payment date xx  and ends with the maturity date of xx.
Origination Appraisal Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Post Petition Due Date Loan Value: xx Tape Value: xx |---| -23 (Days) |----| Comment: Updated per Bankruptcy filing&#xxD; Tape Source: Initial Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 29 (Days)   Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: iijjjjjjkjihgfedcba98765   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 56789abcdgfghijkjjjjjjii Variance: Variance %: Comment: Updated per Payment History&#xxD; Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "Available death certificate located at "xx" shows that the principal borrower "xx" had been deceased on xx."	* TIL not hand dated (Lvl 2) "TIL is not hand dated by the borrower."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following are required state Disclosures missing from loan file;
																																																																																								Placement of Insurance Disclosure, Availability of Title Insurance, TN Consent to Disclosure of Insurance Information, Choice of Agent/insurer, Insurance Solicitation/Post Commitment"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51007961	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,219.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	60.104%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.

The chain of assignment is completed as the subject mortgage assignee is transfer from “xx” to “xx.

No active judgments or liens found.
No prior delinquent taxes are found.
The City taxes are paid in amount of xx and due amount is xxxx.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for more than 13 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.
Collections Comments:As per inspection report subject property is in good condition and shows the property is not for sale and occupied by unknown name. No further information available in collection comment about damage or repair and the latest BPO report is unavailable to verify current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for more than 13 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

Foreclosure or bankruptcy file was yet not filed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Good Faith Estimate Affiliated Business Disclosure Missing Required State Disclosures Origination Appraisal	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: Mailing address street is xx. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.05%   Comment: Original appraised value is xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -5.43%   Comment: Original CLTV ratio % is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -5.43%   Comment: Original standard LTV (OLTV) is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ddccba987654321000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000323456789acccdd   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Property address street is xx. Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "The ROR is not hand dated by borrower."
* DTI > 60% (Lvl 2)     "As per final application dated xx, the borrower monthly income is xx and monthly expenses are given in the amount of xx. Hence the DTI ratio became 60.104%, which is greater than 60%."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CT state however, required 'Legal Representation Disclosure' missing from loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at the time of loan origination is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15662917	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,877.61	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	ARM	36	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	40.916%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$295,056.72	Not Applicable	3.375%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment had been completed as currently the assignment is with xx.
* One junior mortgage found opened recorded on xx in the amount of xx which is in the favor of XXXX as nominee for xx.
No active judgments or liens had been found pending.
Property Tax Status;
1) 2019 combined 1st installment taxes had been paid in the amount of xx on XX/XX/XX18.
2) 2019 combined 2nd installment taxes are due for the amount of xx till XX/XX/xx18.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 10 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.375% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.	Collections Comments:Collection comments available from XX/XX/XX12 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 10 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.375% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 3.375 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of xx.
Foreclosure was referred to attorney on xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy.
The borrower xx had filed bankruptcy under xx with xx. The plan was later confirmed on xx.
Foreclosure Comments:Foreclosure was referred to attorney on xx; however, the foreclosure process was put on hold due to borrower filing bankruptcy under xx on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with xx. The plan was later confirmed on xx.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx.
Schedule D under voluntary petition shows value of property as xx and amount of claim without deducting the value of collateral as xx; however unsecured debts are in the amount of xx.
As per order confirming xx plan filed on xxx.
The debtor will pay arrearage in the amount of xx through plan.	Loan Modification agreement was made between borrower “xx”, with lender “xx.” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 3.375 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of xx.
Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Judgment Entered |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mailing Address City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mailing Address Zip Code   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.04%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.04%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.56%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: bdfgiiiiijklmoopqrqttuvu   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: uvuttqrqpmomlkjiiiifgfdb   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: xx   Tape Value: xx   Variance: -1134 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal description is inconsistent from vesting deed to mortgage. Subject mortgage originated on xx with xx shows legal as "xx as shown on xx' of xx." However, as per quitclaim deed recorded on xx with xx legal is shown as "xx as shown on 'xx' of xx.""
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D under voluntary petition shows value of property as xx and amount of claim without deducting the value of collateral as xx; however unsecured debts are in the amount of xx. The loan is in active bankruptcy."	* Missing Required State Disclosures (Lvl 2) "Following are the required state disclosures missing from the loan file;
Lead-Based Paint Disclosure
xx
MA Smoke Detector Certificate
																																																																																								Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92906402	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,860.74	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.742%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$137,618.98	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed. There is a judgment in the amount of xx in favor of xx. Annual county taxes of 2018 are due in the amount of 1,860.74. No prior year delinquent taxes found pending.	Review of payment history shows that the borrower is not making payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on 09XX/XX18 in the amount of xx and that was applied for 1XXX/XX17. The next payment is due for XXX/XX18. As per payment history, the unpaid principal balance is xx.	Collections Comments:The loan is in bankruptcy. The debtor xx had filed the bankruptcy under xx with xx. Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. As per amended xx plan dated xx, the debtor shall pay xx monthly for 60 months. The plan was confirmed on xx. Later, the plan was dismissed on xx. An order on motion to dismiss case was entered on xx and ordered that plan payments are to resume to be changed to xx per month. The POC was filed on xx with POC amount of xx and amount of arrearage of xx.As per comments, the foreclosure was initiated on loan. The foreclosure was referred to attorney on xx. The complaint was filed on xx. Later, the foreclosure was put on hold due to bankruptcy filing. The borrower is not making payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on 09XX/XX18 in the amount of xx and that was applied for 1XXX/XX17. The next payment is due for XXX/XX18. The borrower is looking for loan modification. The reason for default is not given in comments. As per property inspection report dated XX/XX/XX18, the subject property is occupied by an unknown party with no visible damages or repairs.
Foreclosure Comments:As per comments, the foreclosure was initiated on loan. The foreclosure was referred to attorney on xx. The complaint was filed on xx. Later, the foreclosure was put on hold due to bankruptcy filing.
Bankruptcy Comments:The debtor xx had filed the bankruptcy under xx with xx. Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. As per amended xx plan dated 05XX/XX17, the debtor shall pay xx monthly for 60 months. The plan was confirmed on 06XX/XX17. Later, the plan was dismissed on XX/XX/XX18. An order on motion to dismiss case was entered on xx and ordered that plan payments are to resume to be changed to xx per month. The POC was filed on xx with POC amount of xx and amount of arrearage of xx.	Loan Modification agreement was made between borrower xx with xx on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 4.125% with P&I of xx with fixed amortized type and it was beginning from first payment date on xx and ends with the maturity date of xx.	Final Truth in Lending Discl. Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Spelled out   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 31 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.62%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.62%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444321   Tape Value: aaaabdccddccba9876543221   Variance:    Variance %:    Comment: Client reporting method used&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 123444444444   Tape Value: 122345678babccddccdaaaaa   Variance:    Variance %:    Comment: Client reporting method used   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Spelled out completely   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Cash Out - Other Variance: Variance %: Comment: Cash Out Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test is fail. Loan data is 0.000% and allowed data is 6.414%. Hence, the variance is -6.414%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is moderate as loan is failing for TILA APR test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82633379	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$0.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.444%	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX16	$192,451.57	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
There is a active state tax lien against xx in the amount of xx and recorded on xx.
The chain of assignment is complete as the last assignee is xx.
The taxes for the 2017 are paid. The information about the 2018 taxes is not available in the report.	The Payment History dated as of XX/XX/XX reveals that the borrower has been the delinquent from 8XX/XX17 to date. The last payment was made xx and credit for payment due xx. The payment amount was xx. The next payment due is 9XX/XX17. The current unpaid principle balance xx as ofXX/XX/XX18. The P&I of xx and the interest rate is 4.0%. The last payment was made by borrower as per the modification agreement.	Collections Comments:the borrower has been the delinquent from 8XX/XX17 to date. The last payment was madeXX/XX/XX18 and credit for payment due 8XX/XX17. The payment amount was xx. The next payment due is 9XX/XX17. The current unpaid principle balance xx as ofXX/XX/XX18.
The foreclosure was initiated and file has been referred to attorney on xx. The complaint has been filed on xx. The foreclosure sale was scheduled for xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. Further action waited.
The loan modification agreement was made between xx and xx (borrower) and xx. (lender) on xx.
Borrower filed bankruptcy under xx with the xx.  The plan was confirmed on xx.  POC was filed by xx in the secured claim amount xx and an arrearage in the amount of xx.
There is a active state tax lien against xx in the amount of xx and recorded on xx.
The chain of assignment is complete as the last assignee is xx.
The taxes for the 2017 are paid. The information about the 2018 taxes is not available in the report.
The property condition is good as per inspection report dated xx. There is no evidence of repairs or damages to the subject property found in servicing comments.
Foreclosure Comments: The foreclosure was initiated and file has been referred to attorney on xx. The complaint has been filed on xx. The foreclosure sale was scheduled for xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. Further action waited.
Bankruptcy Comments: Borrower filed bankruptcy under xx with the xx. The plan was confirmed on xx. POC was filed by xx on xx in the secured claim amount xx and an arrearage in the amount of xx.	The loan modification agreement was made between xx and xx (borrower) and xx. The new principal balance is xx. The P&I is xx and interest rate is 4.00%. The payments begin on xx and new maturity date is xx.
The loan has been modified twice after the origination.
Loan Program Info Disclosure Affiliated Business Disclosure Right of Rescission Document Showing a Index Numerical Value HUD-1 Closing Statement Notice of Servicing Transfer	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: A |---| |----| Comment: Borrower middle name is xx Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: xx   Tape Value: A   Variance:    Variance %:    Comment: Co Borrower middle name is xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Original note is Fixed/ARM modified term is fixed   Tape Source: Initial   Tape Type:
Field: Mailing Address City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Original construction loan subject address is xx - same parcel number   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Original construction loan subject address is xx- same parcel number   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.87%   Comment: rounding   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.87%   Comment: rounding   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: cdddddcdccccbbbbbba98765   Variance:    Variance %:    Comment: converted to 0-4 scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 56789abbbbbbccccdcdddddc   Variance:    Variance %:    Comment: converted to 0-4 scale   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Loan is construction perm -Original construction loan address xx, Jxx, xx; permanent loan refinanced address xx veriifed by parcel number on appraisal and modification agreement   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Loan is construction perm -Original construction loan address xx; permanent loan refinanced address xx veriifed by parcel number on appraisal and modification agreement   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: refinance of construction perm loan   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Construction loan permanent payoff of construction loan completed as refi per application   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: IT is a refinance traction. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per updated title report dated XX/XX/XX18, as there is a state tax lien in the amount of xx recorded on xx in favor of xx. The state is PA. This can be cured by paying the lien with late fees and accrued interest."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file, however the fees are considered from itemization for compliance purpose."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is in second position as per updated title report dated XX/XX/XX18, as there is a state tax lien in the amount of xx recorded on xx. The state is PA."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "The property address on Note at the time of construction was "xx, PA xx", however the latest tax search is showing address as "xx, PA xx" after the construction. The lot number xx is same."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index is unavailable in the documents provided."
* Active State Tax Lien Judgement. (Lvl 2)     "There is a active state tax lien against xx in the amount of xx and recorded on xx."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20328231	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,770.58	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	30.237%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$223,793.36	Not Applicable	4.250%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx. Chain of assignment is complete. Latest assignment as per updated title report Is xx.
There is one senior mortgage open found in the amount of xx favor of xx. which was recorded on xx. However, mortgage was subordinate on xx which was recorded on xx; xx. Also, there is one junior mortgage found open in the amount of xx favor of xx.
As per updated title report, combined taxes for the year of 2018, 1st installment was paid in the amount of xx and school taxes for the year of 2018, 2nd installment is due on XX/XX/xx18 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment received date unable confirmed from the payment history. According to payment history last payment received in the amount xx which was applied to 8XX/XX17. The next due date 9XX/XX17. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx	Collections Comments:Borrower has filed bankruptcy under xxAccording to xx plan debtor shall pay to the trustee in the amount of xx per month for the 18 months, xx per month for 19 months, xx per month for 23 months. The motion for relief filed onXX/XX/XX18. The POC is filed on xx in the amount of xx with amount of arrearage xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment  received date unable confirmed from the payment history. According to payment history last payment received in the amount xx which was applied to 8XX/XX17. The next due date 9XX/XX17. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx.
According  to servicing comment foreclosure is  not initiated on the loan.
The reason for default is excessive obligations.
According to servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx, xx and plan was confirmed on xx. According to xx plan debtor shall pay to the trustee in the amount of xx per month for the 18 months, xx per month for 19 months, xx per month for 23 months. The motion for relief filed onXX/XX/XX18. The POC is filed on xx in the amount of xx with amount of arrearage xx	This loan modification was done on xx between the xx and xx (Borrower) & xx (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.250 % and Monthly P&I is xx. The modification payment start date is xx and new maturity date is xx.

Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Mailing Address City Loan Value: xx Tape Value: xx |---| |----| Comment: Audit value taken from 1003. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Address taken from 1003.   Tape Source: Initial   Tape Type:
Field: Mailing Address Zip Code   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Audit value taken from 1003.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -20.11%   Comment: CLTV is using loan amount due to missing appraisal.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value: xx   Variance: 5 (Days)   Variance %:    Comment: Tape reflects disbursement date, audit reflects Note date.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.11%   Comment: LTV is using loan amount.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ba9876544322210001111100   Variance:    Variance %:    Comment: Tape Payment String is 24 months, audit is 12 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 0011111002122234456989ab   Variance:    Variance %:    Comment: Tape Payment String is 24 months, audit is 12 months.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XXX/XX18 to XX/XX/XX18. however we required latest 12 months payment history. Payment history is missing from 1XXX/XX17 to XX/XX/XX17."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10922633	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,036.26	8/XX/XX21	xx	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.125%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment is completed as the subject mortgage assignee has been transferred from “xx.
There is junior mortgage against the borrower in the amount of xx which was recorded on xx in the favor of “xx”.
The county taxes of the year 2017-2018 which were paid off in amount of xxo prior delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 21 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.
Collections Comments:As per inspection report dated XX/XX/XX18 shows that subject property condition is fair and occupied by unknown name. The property is not for sale. The further information is unavailable in collection comment about damage or repair and the latest BPO report is unavailable to verify current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 21 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

Review of collection comment stated that the foreclosure was initiated in the year 2016 and the FC file was referred to an attorney on xx. The complaint/ lis pendens was filed on xx. The final judgment was entered on xx. The sale was scheduled on xx but, sale got terminated due to the modification offered to the borrower and hold start from xx. Again the foreclosure was started on xx. The comment dated XX/XX/XX18 shows that the process was opened on xx and user has closed the file. Title issue raised due to the foreclosure was delay. No further information is available about the foreclosure.

Bankruptcy has been not found.
Foreclosure Comments:
Review of collection comment stated that the foreclosure was initiated in the year 2016 and the FC file was referred to an attorney on xx. The complaint/ lis pendens was filed on xx under xx. The final judgment was entered on xx. The sale was scheduled on xx but, sale got terminated due to the modification offered to the borrower and hold start from xx. Again the foreclosure was started on xx. The comment dated XX/XX/XX18 shows that the process was opened on xx and user has closed the file. Title issue raised due to the foreclosure was delay. No further information is available about the foreclosure.

Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower 1 middle name is xx, tape data shows xx. Tape Source: Initial Tape Type:
Field: Borrower #2 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Borrower 2 middle name is xx, tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Mailing address street is xx, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: MOD maturity date is n/a , tape data show XX/XX/XX35.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -19.70%   Comment: Original CLTV ration percent is xx, tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 0.30%   Comment: Original Standard LTV is xx, tape data shows 80.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: kjjihgfedcba987654321010   Variance:    Variance %:    Comment: Payment history string is 44444444444, tape data shows kjimrfcjbsdchvsdh9876544321010.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 010123456989abcdefgjijjk   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444, tape data shows 0102345689abcedcefgr.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx, tape data shows xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: xx Variance: -8 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is moderate due to,
1.This loan failed the TILA APR test.
2.This loan failed the TILA finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MN State; however, required state disclosure is missing from loan file.
1. Interest Rate or Discount Point Agreement
2. Insurance Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
1.This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.402%. The disclosed APR of 6.125% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
2.This loan failed the TILA finance charge test.
																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98369556	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,115.29	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.521%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$65,626.43	Not Applicable	7.250%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx, which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx, dated xx.
There is an active junior mortgage has been found in the updated report
1. There is a junior mortgage in the amount of xx in favor of xx which was recorded on xx.
2018 year annual combined tax was paid on XX/XX/xx18 in the amount of xx.
2018 year annual School tax was paid on XX/XX/XX18 in the amount of xx.
2018 year annual Village tax was paid on XX/XX/XX18 in the amount of xx.
Review of the payment history provided from XX/XX/XX17 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx. Last payment received date is not available in the provided payment history. Last payment was applied for the due date of 4XX/XX17. The next due date is 5XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.250%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx. Last payment received date is not available in the provided payment history. Last payment was applied for the due date of 4XX/XX17. The next due date is 5XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 7.250%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx and (Lender) xx., on xx. The new modified rate is 7.250% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX16. The new principal balance is xx. The interest bearing amount is xx and the maturity date is XXX/XX56. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case xx on xx. POC was filed on xx which shows that the amount of secured claim xx and the amount of arrearage is xx. xx Trustee's Report of No Distribution was filed on xx. Order Converting Case to xx was filed on xx. xx Plan was filed on xx which was objected onxx. Amended xx Plan was field on xx which states that the debtor shall make payment of xx per month for 3 months then xx per month for 57 months.  Currently debtor is in active bankruptcy.
There is no information found regarding current occupancy of subject property in the provided collection comments. No damage has been found for the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx xx on xx. POC was filed on xx which shows that the amount of secured claim xx and the amount of arrearage is xx. xx Trustee's Report of No Distribution was filed on xx. Order Converting Case to xx was filed on xx. xx Plan was filed on xx which was objected on xx. Amended xx Plan was field on xx which states that the debtor shall make payment of xx per month for 3 months then xx per month for 57 months. Currently debtor is in active bankruptcy. The plan was confirmed 1XXX/XX.	Loan modification agreement was made between xx & xx and (Lender) xx., on xx. The new modified rate is 7.250% and borrower promises to pay P&I in the amount of xx beginning on xx. The new principal balance is xx. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Bankruptcy Filing Date Loan Value: xx Tape Value: xx |---| 107 (Days) |----| Comment: Bankruptcy Filing Date is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Not Applicable   Tape Value: Referred to Attorney   Variance:    Variance %:    Comment: Current Foreclsoure status is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Currently In Foreclsoure? is No.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -29 (Days)   Variance %:    Comment: Modification First Payment Date is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.76%   Comment: Original; CLTV ratio percent is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value:xx   Variance:    Variance %: -0.76%   Comment: Original Standard LTV (OLTV) is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: fedcba9876543223210876--   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: --6780123323456789adcdef   Variance:    Variance %:    Comment: Payment History string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Referral Date is Not Applicabel. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available in the file from XX/XX/XX17 toXX/XX/XX18, however, we require latest 24 months comment history; Comment history is missing from 9XX/XX16 to XX/XX/XX17."
* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX17 toXX/XX/XX18, however, we require latest 12 months payment history; Payment history is missing from 8XX/XX17 to XX/XX/XX17."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to TILA Finance Charge Test, TILA Foreclosure Rescission Finance Charge Test: and TILA APR Test are failed."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "initial Escrow Account disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test Failed due to TILA Finance Charge Test, TILA Foreclosure Rescission Finance Charge Test: and TILA APR Test.
1. TILA Finance Charge Test shows  Loan data xx comparison data xx variance -xx.
2. TILA Foreclosure Rescission Finance Charge Test: shows  Loan data xx comparison data xx variance -xx.
3. TILA APR Test: shows loan data xx  comparison data 8.291% variance -0.516%."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file.
1. NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2. NY Interest Rate Disclosure
3. Tax Escrow Account Designation
4. Mortgage Bankers and Exempt Organizations Preapplication
5. Default Warning Notice
6. Expiration of Lock-in or Commitment Period
																																																																																								7. Lock-in Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5732038	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,177.86	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	73.830%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the review of updated title report dated XX/XX/xx18, the loan was originated on xx.
The chain of assignment is complete as currently the loan is with current assignee "xx".
There is an open junior mortgage on the subject property in the amount of xx in the favor of "xx" which was recorded on xx.
No active judgments and liens found against the subject property/borrower.
The property taxes of the year 2018 are paid in the amount of 6,177.86. Prior years taxes are not delinquent.	According to the review of latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date XX/XX/XX17. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 6.250%. The loan has never been modified since origination. The borrower is paying according to the note agreement.	Collections Comments:According to the collection comments as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX17 to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date xx. The current unpaid principal balance is xx. The current P&I is xx and current Interest rate is 6.250%. The loan has never been modified since origination. The borrower is paying according to the note agreement.
According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2015. The file was referred to attorney on xx. However, the foreclosure was put on hold due the filing of bankruptcy. But, the bankruptcy was dismissed on xx. Further details regarding the foreclosure are not available.
The debtor had filed the bankruptcy under xx with case xx on xx. The POC was filed by the subject creditor on xx with the claim amount of xx and amount of arrearage is xx. The plan was confirmed on xx.  According to the confirmed xx plan the debtor will pay to the trustee in the amount of xx for 3 months, 875.00 for 1 month, xx for 55 months and 1805.00 for last 1 month. However, the bankruptcy was dismissed on xx.
According to the collection comments and the available inspection report the subject property is occupied by the owner and is in fair condition with no visible damages.
Foreclosure Comments:According to the collection comments as of XX/XX/XX18, the foreclosure was initiated on the loan in 2015. The file was referred to attorney on xx. However, the foreclosure was put on hold due the filing of bankruptcy. But, the bankruptcy was dismissed on xx. Further details regarding the foreclosure are not available.
Bankruptcy Comments:The debtor had filed the bankruptcy under xx with xx on xxx. The POC was filed by the subject creditor on xx with the claim amount of xx and amount of arrearage is xx. The plan was confirmed on xx.  According to the confirmed xx plan the debtor will pay to the trustee in the amount of xx for 3 months, 875.00 for 1 month, xx for 55 months and 1805.00 for last 1 month. However, the bankruptcy was dismissed on XX/XX/XX18.
Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy under chapter- 13 with the xx on xx the case was dismissed on xx. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The borrower apllied for mod but fail to make trail payments. The modification was not done.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: cbbbcccabbccccddccbccbbb   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: bbbccbccdcccccbbaccbbbbc   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Lower rate or term Variance: Variance %: Comment: The Application reflects the Purpose of Refinance as Debt Consolidation.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR not hand dated by borrower."
* DTI > 60% (Lvl 2)     "According to the final application the total income of borrower is xx and the total debts are 5,965.76. Hence, the DTI is exceeds more than 60%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate due to :-
TILA finance charge test.
TILA foreclosure rescission finance charge test."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "The XXX TILA test failed for:-
TILA finance charge test.
The Loan data is xx Comparison data is xx and the variance is -xx.

TILA foreclosure rescission finance charge test.
The Loan data is xx Comparison data is xx and the variance is -xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74855366	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,206.97	8XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.137%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment is completed as the subject mortgage assignee is transfer from “xx.” to “xx” recorded on xx.
The assignment has wrong reference to subject mortgage. The subject mortgage recorded on xx with instrument “xx”, xx. The last assignment from “xx” to “xx” which was recorded on xx shows the subject mortgage reference with instrument no. “xx”. It can be cure by adding the correct instrument no on the assignment.
1. There is civil judgment against the borrower in amount of xx in the favor of "xx" which was recorded on xx.
2. There is civil judgment against the borrower in amount of xx in the favor of "xx" which was recorded on xx.
The combined taxes were paid off in amount of xx and due amount is xx.
No prior delinquent taxes are found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 19 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.
Collections Comments:The subject property is occupied by owner, no visible damage or repair found. The latest BPO report is unavailable to verify the current condition. The inspection report dated XX/XX/XX18 shows that the subject property is in good condition and occupied by owner.

The review of collection comment stated that the trial plan approved from XX/XX/XX17 to XX/XX/XX17 with payment xx however, borrower made the payment XX/XX/XX17 and XX/XX/XX17. The latest comment dated XX/XX/XX18 shows that the mod was denied or canceled.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 19 month. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan has never been modified since origination.

Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in year 2017; the file was referred to attorney on xx. The complaint was filed on xx. The foreclosure file was put on hold due to the loss mitigation. The latest comment dated XX/XX/XX18, stated that foreclosure file was closed. But, the comments dated XX/XX/XX18 show as foreclosure started. No further information about FC.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: hhhgfedcba98887654321000   Variance:    Variance %:    Comment: Payment history string 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 00012345688889abcdehghhh Variance: Variance %: Comment: Payment history string reversed 4444444444444. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "As per updated title report dated XX/XX/XX18 shows that the assignment has wrong reference to subject mortgage. The subject mortgage recorded on xx with instrument “xx”, xx. The last assignment from “xx” to “xx” which was recorded on xx shows that the subject mortgage reference with instrument no. “xx”. It can be cure by re recording the assignment with correct reference of the subject mortgage."
* Payment History is not Complete (Lvl 3) "Prior payment history is available in the file from XX/XX/XX18 to XX/XX/XX18. However, we require latest 12 months payment history; the latest payment history is missing from 09XX/XX18 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in MA state, however required Carbon Monoxide Alarms state disclosure missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to,
1. TILA finance charge test failed: Loan Data: xx, Comparison Data: xx, Variance: -xx.
2. TILA Foreclosure Rescission Finance Charge Test: Loan Data: xx, Comparison Data: xx, Variance: -xx."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
1. This loan failed the TILA finance charge test:
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx. This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78860961	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,098.07	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.670%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with the current assignee xx.
There is one credit card judgment against the borrower in the amount of xx in favor of xx.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is in delinquency and borrower is not making his monthly payments since XXX/XX17. The last payment received date is not available as the payment was received in the amount of xx with interest rate of 6.750% for the due date of XXX/XX17. The next due date is XXX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per original note terms.	Collections Comments:According to the servicing comments the foreclosure was initiated and the file was referred to attorney on xx. The complaint was filed on xx. The foreclosure was put on due to the bankruptcy filed by borrower on xx. No further details have been found regarding foreclosure in given servicing comments.
The borrower had filed the bankruptcy dated xx under xx with case# xx. The plan was confirmed on xx and as per the amended xx plan which was filed on xx the plan debtor shall pay the arrears total in the amount of xx with the monthly payment of xx. The objection to confirmation of the plan was filed onXX/XX/XX18. The creditor objects because secured creditors claim will show pre-petition arrearage due in the amount of xx whereas the plan proposes to pay only xx. As per order confirming plan a from the trustees fund, the trustee is directed to make payments.

The loan is in delinquency and borrower is not making his monthly payments since XXX/XX17. The last payment received date is not available as the payment was received in the amount of xx with interest rate of 6.750% for the due date of XXX/XX17. The next due date is XXX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per original note terms.

The borrower xx was deceased on xx and the death cert is available in the loan file which is located at "SUP008_C.DEATH_09092018_72875977".
As per inspection dated 7XX/XX18 the property is occupied by the unknown party and no visible damages were reported to the property.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated and the file was referred to attorney on xx. The complaint was filed on xx with case# xx. The foreclosure was put on due to the bankruptcy filed by borrower on xx. No further details have been found regarding foreclosure in given servicing comments.
Bankruptcy Comments:The borrower had filed the bankruptcy dated xx under xx with case# xx. The plan was confirmed on xx and as per the amended xx plan which was filed on xx the plan debtor shall pay the arrears total in the amount of xx with the monthly payment of xx. The objection to confirmation of the plan was filed on xx. The creditor objects because secured creditors claim will show pre-petition arrearage due in the amount of xx whereas the plan proposes to pay only xx. As per order confirming plan a from the trustees fund, the trustee is directed to make payments.	Not Applicable	Notice of Servicing Transfer Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower #2 First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower #2 First name is xx. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: xx   Comment: Original CLTV % is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.10%   Comment: Original Standard LTV is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: hiiiiihgfedcba98765432--   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: --2345678babcdefghiiiiih   Variance:    Variance %:    Comment: Payment history string revered is 444444444444.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: xx Variance: -168 (Days) Variance %: Comment: amended complaint was filed on xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on xx and the death cert is available in the loan file which is located at "xx"."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in NY state and the required disclosures are missing from the loan file as follow.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Co-Signer Notice Requirements
New York Real Property Escrow Account Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* LTV or CLTV exceeds xx (Lvl 2)     "LTV/CLTV exceeds xx as the appraisal value is xx and the loan amount is xx."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6554300	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,907.04	7XX/XX21	xx	No	Unavailable	xx	xx	Not Applicable	No	xx	xx	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.614%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$231,774.19	$40,026.88	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. The last assignment is from xx., as nominee for xx to xx which was recorded on xx.
There are two senior mortgages against the subject property. First mortgage was originated on xx in the favor of xx for the amount of xx which was recorded on xx and second mortgage was originated on xx in the favor of xx for the amount of xx which was recorded on xx. There is one UCC lien against the borrower, xx in the favor of xx, which was recorded on xx.
1st and 2nd installments of 2018-2019 county taxes are due in the amount of xx on XX/XX/xx18 and XX/XX/XX19 respectively.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 21 months and the next due date is XXX/XX17. The last payment was received on 1XXX/XX16 in the amount of xx which was applied to 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated xx with the interest rate of 4.000 %and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XXX/XX17. The last payment was received on 1XXX/XX16 in the amount of xx which was applied to 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement dated 7XX/XX10 with the interest rate of 4.000 %and P&I of xx. The reason for default as per servicing comment is excessive obligation. The loan was modified once since the origination.
The borrower, xx and xx had filed bankruptcy under xx with the case#xx. According to voluntary petition schedule D, the value of collateral is xx and the amount of secured claim is xx. According to Statement of Intention for Individuals Filing Under xx, the debtor intends to retain the subject property and wants make the payment. The case was discharged on xx. It was not yet terminated.
According to the comment dated xx, the xx reaffirmation has been denied. The servicing comment states that the xx bankruptcy has not been met the requirement. Hence, it will not yet close. Motion for relief from stay has not been filed as there is enough equity remains on the subject property.
According to comment dated XX/XX/XX18, borrower wants to apply for loan modification.
According to servicing comment, the foreclosure was initiated and was referred to an attorney on xx. No further activity of foreclosure was found in the loan file as loan is still in the bankruptcy.
According to the document located at “SPO - Pool 1 Inspection Report 2.1.17 - 7.31.18”, the property inspection has been completed on XX/XX/XX18. The subject property is occupied by unknown party and is in good condition.
No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:According to servicing comment, the foreclosure was initiated and was referred to an attorney on xx. No further activity of foreclosure was found in the loan file as loan is still in the bankruptcy.
Bankruptcy Comments:The borrower, xx and xx had filed bankruptcy under xx with the case#xx. According to voluntary petition schedule D, the value of collateral is xx and the amount of secured claim is xx. According to Statement of Intention for Individuals Filing Under xx, the debtor intends to retain the subject property and wants make the payment. The case was discharged on xx. It was not yet terminated.	This modification agreement was made on xx between the lender, xx and the borrower,xx and xx.
As per the modified terms, the new principal balance is xx out of which xx is deferred principal balance. The interest bearing amount is xx.
Borrower promises to pay P&I in the amount of xx with the step interest rate of 2.00% beginning from xx. The stated maturity date is xx. The loan was modified with the four steps.
Missing Required State Disclosures HUD-1 Closing Statement	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Updated as per collection comment. Tape Source: Initial Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.01%   Comment: Mod payment per docs: xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.43%   Comment: I/O payment: xx; stated P&I after I/O period: xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: jihgfedcba98765432111000   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 00011123476789abcdehghij Variance: Variance %: Comment: The payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Available copy of final HUD-1 located at "xx" is illegible. However, same copy is considered for compliance ease test."
* Payment History is not Complete (Lvl 3)     "Payment history is available from XX/XX/XX16 to XX/XX/XX17 and from XX/XX/XX17 to XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX18 to XX/XX/XX18."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 show there are two senior mortgages against the subject property. First mortgage was originated on xx in the favor of xx, xx for the amount of xx which was recorded on xx and second mortgage was originated on xx in the favor of xx for the amount of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 3)     "According to the updated title report dated XX/XX/XX18, there are two senior mortgages against the subject property. First mortgage was originated on xx in the favor of xx for the amount of xx which was recorded on xx and second mortgage was originated on xx in the favor of xx for the amount of xx which was recorded on xx. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
Final HUD-1 shows payoff to xx for the amount of xx.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in California State. The following disclosures are missing from the loan file:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on xx. However, according to final HUD-1, the settlement date is xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The subject mortgage was originated on xx. However, as per ROR, the transaction date is xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9749385	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,655.09	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.769%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$243,466.42	Not Applicable	4.875%	xx	XX/XX/XX15	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx
Chain of assignment is complete.  Latest assignment as per updated title report Is xx.
No active judgment or liens are found pending.
As per updated title report, combined taxes for the year of 2018, 1st & 2nd installment was paid in the total amount of xx. School taxes for the year of 2018, 1st installment is due on XX/XX/xx18 in the amount of xx, 2nd installment is due onXX/XX/XX19 in the amount of xx. Annual utilities taxes for the year of 2018 is due on XX/XX/xx18 in the amount of xxo delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to xx. The next due date xx. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx, case # xx on xx and plan was confirmed on xx. According to xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC is filed on xx, in the amount of xx with amount of arrearage xx.
The foreclosure was initiated  by referring it to attorney on xx and the complaint was filed dated on xx. Servicing has been completed on xx. According to servicing comment foreclosure sale schedule for xx. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on XXX/XX18 FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to xx. The next due date xx. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected the amount of xx.
The subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:The foreclosure was initiated  by referring it to attorney on xx and the complaint was filed dated on xx. Servicing has been completed on xx. According to servicing comment foreclosure sale schedule for xx. In between FC process was delayed due to loss mitigation efforts. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx, case # xx and plan was confirmed on xx. According to xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC is filed on xx, in the amount of xx with amount of arrearage xx.	This loan modification was done on xx between the xx (Borrower) & xx. (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.875 % and Monthly P&I is xx. The modification payment start date is xx and new maturity date is xx.

Affiliated Business Disclosure Credit Application HUD-1 Closing Statement	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Service Completed |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xxxxxwvutsrqponmlkjihgfe   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: efghijklmpopqrstuvwxxxxx   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "According to servicing comment datedXX/XX/XX18, litigation action filed. However, there is no matter found that matter is resolved or not."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is available in the loan file. however, Some point fees value is hand written."
* Issue with the legal description or recorded instrument (Lvl 3) "There is variance in legal description between vesting deed and subject mortgage. The legal description of warranty deed which was recorded on xx; xx contain as "xx". However, subject mortgage recorded on xx; xx shows as "xx"."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
Loan data is xx which is comparison with xx and variance is xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "As per servicing comment datedXX/XX/XX18, foreclosure is contested by borrower. However, latest servicing comment dated 7XX/XX18, shows contested matter is resolved."
* Application Missing (Lvl 2)     "Final application available in the loan file. however, it not signed by borrower."
* Application Not Signed by All Borrowers (Lvl 2)     "Final application available in the loan file. however, it not signed by borrower."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30373560	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,979.92	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	41.070%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$354,273.36	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	Updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment had been completed as currently, the assignment is with xx.
No active judgments or liens had been found pending.
Property Tax Status;
1) 2017 county 1st installment taxes had been paid in the amount of xx on XX/XX/xx18.
2) 2017 county 2nd installment taxes had been paid in the amount of xx on XX/XX/XX18.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 11 months delinquent. The next due date is XX/XX/XX17. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is xx. The current interest rate is 4.125% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.
Collections Comments:Collection comments available from XX/XX/XX07 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 11 months delinquent. The next due date is XX/XX/XX17. The last payment was made on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is xx. The current interest rate is 4.125% with P&I in the amount of xx.
The borrower is currently making payments as per modification agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 4.125 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of xx.
The borrower xx had filed bankruptcy under xx with case#xx. The plan was later confirmed on xx.
The loan is currently in active bankruptcy.
The subject property is owner occupant with no visible damages or repairs.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx on xx. The plan was later confirmed on xx.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx.
Schedule D under voluntary petition shows amount of claim as xx, value of collateral that supports this claim isxx; however, unsecured debts are in the amount of xx.
As per Amended xx plan filed on xx the debtor will pay to the creditor xx, arrears of xx.	Loan Modification agreement was made between borrower “xx”, with lender “xx.” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 4.125 % and P&I of xx with fixed amortized type beginning from first payment date xx and ends with the maturity date of 1XXX/XX55.
Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: xx address found on the 1003 at time of origination, also found on the Note and on the Appraisal at time of Origination. Tape Source: Initial Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 30 (Days)   Variance %:    Comment: Per the Modification Agreement; Interest begins to accrue as of xx and the First monthly payment date will be due onxx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.70%   Comment: Original Appraisal was xx. Origianl Loan Amt was xx. = xx. Atxx C LTV, the original Loan Amt would have been xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.70%   Comment: Original Appraisal was xx. Origianl Loan Amt was xx. = xx. At xx LTV, the original Loan Amt would have been xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: eefhhgghhhgfedccbcbba987   Variance:    Variance %:    Comment: The Loan reviewed is due for 6XX/XX17, thus 120 days late for each month.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 789abbcbcedefghhhggfhfee   Variance:    Variance %:    Comment: The Loan reviewed is due for 6XX/XX17, thus 120 days late for each month. **NOTE: Per the Payment History reviewed, there were Payments received, but allocation of payments or a Suspense account were not viewed and were not avialable per the History provided.**   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: The Property Address is for a Condominium, and the address includes the xx of the Condo project.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Low Rise Condo (1-4 Stories) Tape Value: Single Family Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D under voluntary petition shows amount of claim as xx, value of collateral that supports this claim isxx; however, unsecured debts are in the amount of xx. The loan is currently in active bankruptcy."	* Missing Required State Disclosures (Lvl 2) "Following are the required state disclosures missing from the loan file;
IL Collateral Protection Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "initial Escrow Account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5222838	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$381.54	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.421%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment is incomplete as there is break in assignment from XXXX as nominee for xx  to xx and from xx to XXXX as nominee for xx. Currently, the mortgage assignment is with xx.
There is a junior mortgage open against the subject property in favor of xx in the amount of xx which was recorded on xx.
There is a judgment (state tax) against xx in the favor of xx which was recorded on xx.
2018 combined annual taxes have been paid in the amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX17 to till date. The delinquency has been done for 20 months. The last payment was received on XX/XX/XX17 in the amount of xx and it was applied for the due date XXX/XX17. The last payment was received 6.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX17 to till date. The delinquency has been done for 20 months. The last payment was received on XX/XX/XX17 in the amount of xx and it was applied for the due date XXX/XX17. The last payment was received 6.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
According to the PACER, the Rhonda Flanagan (borrower) had filed for bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. Schedule D in voluntary petition datedXX/XX/XX17 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed on xx, which states that arrearage was included in the plan for the amount of xx and regular payment will pay directly to creditor.  Plan was confirmed on xx. Trustee's Motion to Dismiss Case for Failure to Make Plan Payments was field on xx. Order was granted on this motion onXX/XX/XX18.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2017.  Foreclosure complaint was filed on xx with case # xx and the lis pendens was filed on same day. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx.
According to collection comment, no damages or repairs have been found.
According latest inspection report datedXX/XX/XX18, the subject property was occupied by unknown and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2017.  Foreclosure complaint was filed on xx with case # xx and the lis pendens was filed on same day. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the case #xx on date xx. Loan is in bankruptcy.
Bankruptcy Comments:According to the PACER, the Rhonda Flanagan (borrower) had filed for bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. Schedule D in voluntary petition datedXX/XX/XX17 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed on xx, which states that arrearage was included in the plan for the amount of xx and regular payment will pay directly to creditor. Plan was confirmed on xx. Trustee's Motion to Dismiss Case for Failure to Make Plan Payments was field on xx. Order was granted on this motion onXX/XX/XX18.	Not Applicable	Missing Required State Disclosures Missing Required Disclosures Origination Appraisal Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: As per Note street is xx Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx  Tape Value: xx   Variance:    Variance %: -0.78%   Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.78%   Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ihgfedcba987654321016543   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 345610123656789abcdgfghi   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Per Application the Refi purpose is lower rate. Appraisal is missing from file, therefore unable to record the appraised amount. Foreclosure docs not in file. Ciurrent servicer manually added.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Unavailable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows break in assignment (Lvl 2) "According to updated title report dated XX/XX/XX18, the chain of assignment is incomplete as there is break in assignment from xx as nominee for xx to xx and from xx to xx as nominee for xx. Currently, the mortgage assignment is with Sxx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing from the loan file.
Credit Property Insurance Disclosure
Priority of Security Instrument Disclosure
Attorney Selection Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Servicer providers disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the file"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx, comparison data is xx and variance is -xx.
This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, comparison data is xx and variance is -xx.
This loan failed the TILA APR test. Loan data is 6.876%, comparison data is 7.155% and variance is -0.279%."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business form disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71142298	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	44.214%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX18	$99,705.51	$100.00	5.750%	xx	XX/XX/XX18	Financial Hardship	As per the update title report dated XX/XX/xx18, the subject mortgage is UCC mortgage type , the property is Unit in xx. The subject mortgage is in the first lien position however no amount is provided in the report with lender as xx.
The chain of assignment is complete, the current assignee is xx recorded on xx.
Active judgments and liens.
There are multiple civil judgments recorded on xx in the sum amount of xx.
No taxes information has been provided in the report.
Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 53 months. The next due date for the payment is XXX/XX14. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX14 was received on 6XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:
As per the collection comments , the loan is currently in active foreclosure, the loan has been modified on xx with first payment date of xx, however no payment information has been found in the payment history. As per the comments the prior UCC lien needs to be cleared , Foreclosure has been referred to attorney on xx,First publication has been dated as xx,Sale scheduled for xx.The loan has been modified on xx.
According to the modification, the loan was modified on xx between the borrower  xxr and  xx. (Lender). The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.750% and the borrower promises to pay P&I in the amount of xx beginning from xx. The maturity date as per modification is xx.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 53 months. The last payment was received on XX/XX/XX18, the payment applied date was  XX/XX/XX14 and the next due date for payment is XX/XX/XX14. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

Foreclosure Comments:Foreclosure has been referred to attorney on XX/XX/XX16,First publication has been dated as XX/XX/XX18,Sale scheduled for XX/XX/XX18. The loan has been modified on XX/XX/XX18.

Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx with xx on effective date of xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 5.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on xx and ends with the maturity date of 6XX/XX58.
HUD-1 Closing Statement Notice of Servicing Transfer Title Evidence Right of Rescission Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Referred to Attorney |---| |----| Comment: The sale date had been scheduled. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: xx   Tape Value: xx   Variance: -8552 (Days)   Variance %:    Comment: The loan is modified on xx with maturity date is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.55%   Comment: The loan is rounded to 64%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: 64%   Variance:    Variance %: -0.55%   Comment: CLTV is rounded to xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: TSSTSRQPONMLKJJIHGFEDC--   Variance:    Variance %:    Comment: The payment string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: --CDEFGHIKJKLMNOPQRSTSST Variance: Variance %: Comment: The payment string is 444444444444. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file along with title commitment and preliminary title report."	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX17 till XX/XX/XX18. We require latest 12 months payment history. However, payment history is missing from XX/XX/XX17 till XX/XX/XX17."	* HUD-1 Closing Statement missing or unsigned (Lvl 2) "According to final Hud-1, points and fees are written."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of New York.  The following state disclosures are missing from the loan file.
Expiration of Lock-in or Commitment Period
Commitment Disclosure
Sub-prime Home Loan Disclosure
Sub-prime Home Loan Tax and Insurance Payment Disclosure
Sub-prime Home Loan Counseling Disclosure
Default Warning Notice
Alternative Mortgage Transaction Disclosures
Part 80 Disclosure
Mortgage Bankers and Exempt Organizations Pre-application
Tax Escrow Account Designation
NY Consumer Credit Disclosure / Fair Credit Reporting Notice"
																																																																																								* Title Review shows major title concern (Lvl 2) "According to the updated title dated XX/XX/XX18, the subject property is a unit in xx, As per the vesting information the vesting deed dated xx, the ownership of subject property is in the name of xx the vesting information does not show the borrower's name listed on it. The mortgage type is UCC mortgage. The last assignment was recorded with mortgage type as UCC. However, the final title policy is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51328085	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,662.02	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.700%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	42.268%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$377,966.64	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
There is a junior mortgage in the amount of xx dated xx and recorded on xx with xx.
There is a civil judgment against the borrower in the amount of xx recorded on xx in favor of xx.
There is on HOA lien in the amount of xx recorded on xx in favor of xx.
The taxes for the year 2017-2018 are paid in the amount of xx. The taxes for the year 2018-2019 first half are due on XX/XX/xx18 in the amount of xx and that of second half are due in the amount of xx onXX/XX/XX19. There are no delinquent taxes found open.	The review of the payment history shows that the borrower is not making regular payments and the borrower is 11 months delinquent. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX17 payment. The next due date is 1XXX/XX17. The UPB as per payment history is xx. The borrower is making payments as per modification agreement dated xx.	Collections Comments:The borrower is not making regular payments and the borrower is 11 months delinquent. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 9XX/XX17 payment. The next due date is 1XXX/XX17. The UPB as per payment history is xx. The borrower is making payments as per modification agreement dated xx.
xx has filed bankruptcy under xx, case #xx. The borrower has been discharged on xx and case was terminated on xx.
The foreclosure was initiated and the file was referred to attorney on xx. The complaint was filed on xx. Further action waited.
The taxes for the year 2017-2018 are paid in the amount of xx. The taxes for the year 2018-2019 first half are due on XX/XX/XX18 in the amount of xx and that of second half are due in the amount of xx onXX/XX/XX19. There are no delinquent taxes found open.
As per inspection report datedXX/XX/XX18 the subject property condition is good. There is no evidence found about any repairs or damages to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx. The complaint was filed on xx. Further action waited.
Bankruptcy Comments:xx has filed bankruptcy under xx, case # xx. The borrower has been discharged on xx and case was terminated on xx. The voluntary petition schedule D is showing unsecured claim amount of xx. The amount of claim is xx and value of the property is xx. No POC was filed by the creditor.	The modification agreement was made between xx (borrower) and xx. This I step modification and it has 4 steps. The new principal amount is xx. The P&I start from xx and rate of interest will start from 2.00%. Payments begin on xx and new maturity date is xx.
This loan has modified once after the origination.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: AS per PACER is a bankruptcy Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Borrower middle name is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: MOD is a step amortization   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: Ad pr MOD agreement   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: Ad pr MOD agreement&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: Ad pr MOD agreement&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: Ad pr MOD agreement&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.78%   Comment: CLTV is xx%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: x   Tape Value: xx   Variance:    Variance %: -0.78%   Comment: LTV is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: abaaaaaa9987654321000000   Variance:    Variance %:    Comment: PAyment string is 444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 0000001236567899aaaaaaba Variance: Variance %: Comment: PAyment string revered is 444444444444&#xxD; Tape Source: Initial Tape Type:	B	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "The Note date is xx however the borrower has signed the Application, ROR on xx
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "The voluntary petition schedule D is showing unsecured claim amount of xx. The amount of claim is xx and value of the property is xx.	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91129774	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,065.70	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	55.343%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated 1XXX/XX18 shows that the subject mortgage was originated on xx with lender XXXX as nominee for xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
1) There is a junior mortgage in the favor of  xx.
The annual county taxes of 2015 have been paid in the amount xx.
The annual county taxes of 2016 have been paid in the amount xx.
The second installment county taxes of 2018 due in the amount xx for the due dateXX/XX/XX19.	Review of updated payment history shows that the loan is in delinquency and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.625 % for the due date of 7XX/XX17. The next due date is 8XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the original ARM note terms.
Collections Comments:The borrower had filed bankruptcy under xx with the case xx and the plan was confirmed on xx. The amended POC was filed on xx with the claim amount of xx and amount of arrearage is xx. According to the order confirming plan the pre-petition arrears total in the amount of xx shall be paid through the plan. Schedule D of voluntary petition filed on xx the value of property is xx no unsecured portion remains.
The subject creditor xx, had filed the MFR on xx The bankruptcy was terminated on xx
The loan is in delinquency and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 3.625 % for the due date of 7XX/XX17.  The next due date is 8XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the original ARM note terms.

A review of collection comment shows no indication of post-closing foreclosure activity.
The reason for default as per servicing comment is an excessive obligation.
The latest inspection report dated 7XX/XX18 state that the property is occupied by the unknown party and no visible damages were reported to the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case xx on xx and the plan was confirmed on xx The amended POC was filed on xx with the claim amount of xx and amount of arrearage is xx. According to the order confirming plan the pre-petition arrears total in the amount of xx shall be paid through the plan. Schedule D of voluntary petition filed onXX/XX/XX10 the value of property is xx, no unsecured portion remains.
The subject creditor xx, had filed the MFR on xx The bankruptcy was terminated on xx
Not Applicable	Missing Dicsloures Affiliated Business Disclosure	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower 1 middle name is xx Tape Source: Initial Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Borrower first name is xx   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: xx   Tape Value: xx   Variance: -61 (Days)   Variance %:    Comment: next rate chnage date is xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.07%   Comment: CLTV is xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.07%   Comment: LTV is xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.44%   Comment: Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: eeeeefedcba9878888888888   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 8888888888789abcdefeeeee   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The subject property type is PUD. Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "The ROR is not hand dated by borrowers."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1, the settlement date is xx However, The original Note date is xx
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20247568	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$13,244.77	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.901%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$259,985.58	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx. to xx.
There are two junior mortgages against the property.
The first was originated on xx with the lender xx in the amount of xx which was recorded on xx
The second was originated on xx with the lender xx. in the amount of xx which was recorded on xx
The Updated title shows three junior judgments but which are not against the borrower.
The first and second combined installment taxes for the year 2018 have been paid in the amount of xx. The annual village taxes for the year 2018 have been paid in the amount of xx.
The first installment school taxes for the year 2018 have been due in the amount of xx which will due for XX/XX/xx18. The second installment school taxes for the year 2019 have been due in the amount of xx which will due for XX/XX/XX19.
No prior years of delinquent taxes have been found.
The review of payment history as of XX/XX/XX18, the borrower is currently delinquent for 68 months and next due date is XX/XX/XX13. The last payment was received date is unable to determine. The current P&I is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX13. The last payment was received date is unable to determine. The current P&I is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification.
The loan has been modified; this Step modification agreement was signed between the borrower xx and xx. and the lender xx. on xx The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly P&I of xx beginning from xx The maturity is dated on xx

The foreclosure was initiated and referred to an attorney. The amended complaint was filed on xx with the case #xx. According to comment dated XX/XX/XX18, the sale has been scheduled for xx However, the borrower xx had filed bankruptcy under xx with the case #xx on xx and foreclosure put on hold.

The borrowerxx had filed bankruptcy under xx with the case #xx on xx The date of the last filing is xx The POC was filed on xx with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated xx the debtor shall pay the trustee xx per month for a period of 60 months. In the amended plan, the modification plan was provided for a subject mortgage; the new principal balance including capitalized arrearages will be xx and will be paid at 3% interest amortized over 40 years with an estimated monthly payment of xx.
The latest BPO report is not available in loan files. Unable to determine occupancy and condition of the subject property.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney. The amended complaint was filed on xx with the case #xx. According to comment dated XX/XX/XX18, the sale has been scheduled for xx However, the borrower xx had filed bankruptcy under xx with the case #xx on xx and foreclosure put on hold.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case #xx on xx The date of the last filing is XX/XX/XX18. The POC was filed on xx with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated xx the debtor shall pay the trustee xx per month for a period of 60 months. In the amended plan, the modification plan was provided for a subject mortgage; the new principal balance including capitalized arrearages will be xx and will be paid at 3% interest amortized over 40 years with an estimated monthly payment of xx.	This Step modification agreement was signed between the borrower xx and xx. and the lender xx. on xx The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 4.00%. The borrower promises to pay the monthly P&I of xx beginning from xx The maturity is dated on xx.	Notice of Servicing Transfer Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure HUD-1 Closing Statement	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per Note, the borrower name is xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: The sale has been scheduled xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Mod. amortization type Step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: Mod. step 1 date xx   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: 669 (Days)   Variance %:    Comment: Mod. step 2 date xx   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Mod. step 2 rate 3.00%.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.81%   Comment: As per Appraisal report the CLTV ratio is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.81%   Comment: As per Appraisal report the LTV ratio is xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ZZZZZZYXWVUTSRQPONMLKJIH   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: HIJKLMNOPSRSTUVWXYZZZZZZ   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Unable to determine the referral date.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: xx Variance: -1276 (Days) Variance %: Comment: The tape daat reflects prior S&C filing date. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal Description mentioned on an Indenture Deed which is recorded on xx with xx is not consistent with the Legal description mentioned in the Mortgage which was recorded on xx with the xx.
The verbiage in the legal description of the Deed that subject property was part of “xx and all of xx and part of xx”. However, Mortgage shows “xx and all of Lot xx and xx”. Except this all legal description is same in both the instruments. The Lot/Blocks are also same. This needs to be reformed."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The available copy of Final HUD-1 located at (xx) has some points and fees hand-written. However, the same copy of HUD-1 is considered to check the compliance result."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following state disclosures are missing from the loan file.

1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL was not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57336287	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,208.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.799%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$332,896.02	$39,800.00	2.000%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx.
There is a active junior mortgage in the updated report
1. There is a junior mortgage in the amount of xx in favor of xx which was recorded on xx.
No active liens and judgment has been found on updated title report.
No active liens and judgment has been found on updated title report.	Review of the payment history provided fromXX/XX/XX05 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX17. The next due date is 8XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the Note terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments fromXX/XX/XX18 toXX/XX/XX18 shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX17. The next due date is 8XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the Note terms.
Loan modification agreement was made between xx and xx and (Lender) xx, on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx beginning on xx. The new principal balance is xx. Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx case# xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected on xx. Amended Plan was field on xx which states that the debtor shall pay xx per month for 60 months. Debtor shall pay arrears which is in the amount of  xx through plan to subject creditor. Order Confirming xx Plan was field on XXX/XX16 which shows that the amended plan is hereby confirmed. Currently debtor is in active bankruptcy.
There is no information about current occupancy of subject property. No damage has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case#xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected on xx. Amended Plan was field on xx which states that the debtor shall pay xx per month for 60 months. Debtor shall pay arrears which is in the amount of xx through plan to subject creditor. Order Confirming xx Plan was field on xx which shows that the amended plan is hereby confirmed. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx and xx and (Lender) xx, on xx. The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx beginning on xx. The new principal balance is xx. Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.	Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Complaint Filed |---| |----| Comment: Did not locate in the notes Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Verified per Modification that this is a stip   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: 7xx.   Tape Value: xx   Variance:    Variance %:    Comment: Per the NOTE   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: That was the P&I Per modification   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.39%   Comment: LTV Per appraisal   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.39%   Comment: Information received per Appraisal   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: cedfghhikjlmlnopqpstuwyA   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: Aywutspqplnlmljkihhdfdec   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx.   Tape Value: xx   Variance:    Variance %:    Comment: Per the NOTE   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Not located in the notes Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available in the file fromXX/XX/XX05 toXX/XX/XX18, and fromXX/XX/XX18 toXX/XX/XX18 however, we require latest 12 months payment history; Payment history is missing from 6XX/XX17 toXX/XX/XX18 and from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history is available in the file fromXX/XX/XX18 toXX/XX/XX18, however, we require latest 24 months comment history; Comment history is missing from 9XX/XX16 toXX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "XXX TILA Test failed due to TILA Finance Charge Test: fail which shows Loan Data xx, Comparison Data xx and Variance -xx
TILA Foreclosure Rescission Finance Charge Test: FAIL which shows Loan Data xx, Comparison Data xx and Variance -xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator is moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "Following are the state disclosure which are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89573953	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,908.32	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	31.673%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report datedXX/XX/xx18 shows the subject mortgage was originated on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx and it was recorded on xx.
Active judgments or liens have been found pending are as follows:
1) Civil Judgment against Jared Whitley in favor of xx in the amount of xx and it was recorded on xx.
Annual taxes are in the amount of xx.
2018 1st half county taxes are paid tillXX/XX/XX18 in the amount of xx.
2018 2nd half county taxes are due till XX/XX/xx18 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 17 months. The next due date for the payment is XXX/XX17. The borrower is not making regular payments as per ARM terms. The last payment of XXX/XX17 was received on 7XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history fromXX/XX/XX12 toXX/XX/XX18 reveal that the loan is in delinquency for 17 months. The next due date for the payment is XXX/XX17. The borrower is not making regular payments as per ARM terms. The last payment of XXX/XX17 was received on 7XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comment datedXX/XX/XX18, the subject property is vacant and in secured condition with no visible damages or repairs.
The reason for default of borrower is excessive obligations. The borrower is not making regular payments as per ARM terms. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the latest 24 months servicing comments as well as in the loan file.
The borrower had filed bankruptcy under xx with case # xx on xx. The last petition was filed on xx. The plan was confirmed on xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx on xx. The last petition was filed on 1XXX/XX18. The plan was confirmed on xx.
According to the amended xx plan dated xx, the debtor shall pay to the trustee the sum of xx per month for 60 months. The estimated cost of arrearage to be paid for the collateral is in the amount of xx.
Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: ARM Lifetime Floor Percent Loan Value: 7.8% Tape Value: 2.8% |---| |----| 5.00% Comment: ARM lifetime floor percent is 7.750%. However, the tape data shows as 2.750%. Tape Source: Initial Tape Type:
Field: Mailing Address Zip Code   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property is NOO. PO Box on file with servicer   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: There is no final MOD that the reviewer found.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.31%   Comment: Loan had an interest only rider for the first 10 years.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: iijklkjihgfedcba98765433   Variance:    Variance %:    Comment: loan has been 180 days past due for over 24 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 33456789adcdefghijkjkjii Variance: Variance %: Comment: loan has been 180 days past due for over 24 months. Tape Source: Initial Tape Type:	B	* Property is vacant (Lvl 3) "According to the servicing comment datedXX/XX/XX18, the subject property is vacant and in secured condition with no visible damages or repairs."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in state of Washington. The following state disclosures are missing from the loan file.
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81104056	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$14,385.36	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	70.367%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is with xx, Its Successors, and Assigns, which was recorded on xx.
No judgment and liens were open against the borrower.
The 2018 Town 1st installment taxes were paid on XX/XX/xx18 in the amount of xx.
The 2018 Town 2nd  installment taxes were paid on XX/XX/XX18 in the amount of  xx.
The 2018 Town 3rd  installment taxes were paid on XX/XX/XX18 in the amount of xx.
The 2018 Town 4th  installment taxes are due on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 52 months and the next due date for payment is XX/XX/XX14. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX14. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX14. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx
It has been unable to determine the reason for default from the servicing comment.
The loan hasn’t been modified once since origination. The borrower has been making payment as per the note.
As per the servicing comment dated XX/XX/XX17, the borrower wants to short sale his property and submitted approval documents to the underwriter for review this file. However, no further details have been found.
As per the servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx and complaint was filed on xx. The foreclosure judgment was entered on xx. The sale date was scheduled on xx. However, the borrower has filed bankruptcy under xx on xx.
According to the PACER, the borrower “xx and xx” has filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx.
Unable to determine the occupancy and current condition of the subject property from the available servicing comments. No damage pertaining to the subject property has been found.

Foreclosure Comments:As per the servicing comments, the foreclosure was initiated. The file was referred to an attorney on XX/XX/XX14 and complaint was filed on XX/XX/XX14. The foreclosure judgment was entered on XX/XX/XX17. The sale date was scheduled on XX/XX/XX18. However, the borrower has filed bankruptcy under xx on XX/XX/XX18.

Bankruptcy Comments:According to the PACER, the borrower “xx” has filed bankruptcy under xx with the case#xx on XX/XX/XX18 and the plan was confirmed on XX/XX/XX18. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 36 months for the total amount of xx to the trustee. The POC was filed on XX/XX/XX18 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX18.

Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Good Faith Estimate Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Awaiting Sale Tape Value: Judgment Entered |---| |----| Comment: The foreclosure sale date was scheduled. Hence, current foreclosure status is awaiting sale; however, tape data reflects with judgment entered. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not modified. Hence, mod maturity date is not applicable; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: QQQQPONMLKJIHGFEDCBAzy--   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 444444444444; however, tape data reflects with QQQQPONMLKJHGFEDCBAZY-&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: --yzABCDEHGHIJKLMNOQQQQQ Variance: Variance %: Comment: As per the payment history, payment history string reversed is 444444444444; however, tape data reflects with --yzABCDEFGHIJKLMNOQQQQQ. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on xx, shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx, however, the unsecured portion is xx. There is no comment found regarding a cram down."
* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on Deed which was recorded on xx with xx and page#xx does not match with legal description mentioned on the recorded mortgage which was recorded on xx. The legal description of the Deed shows as “xx” does not match with the mortgage legal “xx”. This can be cured by the reformation agreement."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per the final application, the total income of the borrower is xx and total monthly expenses is xx. Hence, DTI ratio is greater than the 60.00% of the total income."
* Missing Required Disclosures (Lvl 2)     "List of service  provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The Final GFE is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NJ state. The following required state disclosure are missing from the loan file.
1. NJ Attorney Disclosure.
2. Unacceptability of Insurance Notice.
3. Attorney Disclosure II.
4. Tax Bill Information.
5. Private Well Testing.
6. Choice of Insurer Disclosure.
																																																																																								7. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70114312	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$5,173.00	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.794%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx. to xx which was recorded on xx.
There are two junior mortgages against the subject property.
First, in favor of xx. for the amount of xx which was recorded on xx.
Second, in favor of xx. for the amount of xx which was recorded on xx.
There are two junior civil judgments are found against the borrower in favor ofxx and xx for the amount of xx and xx which was recorded on xx
There are three IRS/USA/Lien against the borrower xx in favor of xx for the amount of xx, xx and xx which was recorded on xx, xx and xx respectively.
There are one state tax lien against the borrower xx in favor of xx Dept of Revenue for the amount of xx which was recorded on xx.
The 2018 annual taxes are paid for the amount of xx.
No, any prior delinquent taxes are found.
According to the payment history as of dated XX/XX/XX18, the borrower is delinquent more than 45 months and next due for XXX/XX15. The last payment was received on 1XXX/XX14 for the amount of xx with an interest rate of 3.875%. The new UPB is reflected for the amount of xx. However, the borrower making payment as per note rate.	Collections Comments:The loan is active in bankruptcy and next due for XXX/XX15. The last payment was received on 1XXX/XX14 for the amount of xx with an interest rate of 3.875%. The new UPB is reflected for the amount of xx. However, the borrower making payment as per note rate.
The reason for default is excessive of obligation.
The loan was not modified since origination.
The foreclosure was imitated and referred to an attorney filed on xx. However, the foreclosure was put on hold because of  the borrower xx filed bankruptcy xx with case# xx on xx. The POC was filed by xx. on xx for the secured claim amount is xx and total arrearage amount is xx. The plan has not been confirmed. As per the xx, the xx converted to xx on xx. As per the comment dated 1XXX/XX17, the debtor should be attempt to cram down.
As per the inspection report dated xx the subject property is owner occupied with good condition. No damage and repairs are found.

Foreclosure Comments:The foreclosure was imitated and referred to an attorney filed on xx. However, the foreclosure was put on hold because of  the borrower xx filed bankruptcy xx with case# xx on xx.
Bankruptcy Comments:The borrower xx filed bankruptcy xx with case# xx on xx. The POC was filed by xx. on xx for the secured claim amount is xx and total arrearage amount is xx. As per the xx, the xx converted to xx on xx. The plan has not been confirmed. As per the comment dated 1XXX/XX17, the debtor should be attempt to cram down.	Not Applicable	Loan Program Info Disclosure Mortgage Insurance Good Faith Estimate Affiliated Business Disclosure	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: The mailing address reflectes as xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan was not modified since origination.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.86%   Comment: The original CLTV reflected as xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.86%   Comment: The original LTV reflected as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: jihgfedcba98755432100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 00000123475789abcdehghij Variance: Variance %: Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "According to Updated title report date XX/XX/XX18, the subject mortgage is at lower lien position there are three IRS Lien against the borrower xx in favor of xx for the amount of xx, xx and xx which was recorded on xx, xx and xx respectively.
There are one state tax lien against the borrower xx in favor of xx of Revenue for the amount of xx which was recorded on 1XXX/XX16.
The subject property is located in PA, which is a super lien state. There is a risk of subject property being foreclosed due to above unpaid liens.
This can be cured by paying off the above unpaid liens with late charges and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to Updated title report date XX/XX/XX18, the subject mortgage is at lower lien position there are three IRS Lien against the borrower xx in favor of xx for the amount of xx, xx and xx which was recorded on xx, xx and xx respectively."	* Loan program disclosure missing or unexecuted (Lvl 2) "LOAN PROGRAM DISCLOSURE not found by reviewer in BOX documents"
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is conventional. As per the final application, the mortgage insurance amount is xx. Also, the LTV and CLTV exceed xx. However, the MI certificate is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last.
This loan failed the Pennsylvania license validation test.
The Pennsylvania xx requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective xx.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before xx."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final GFE is missing from the loan file.l"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure not found by reviewer in Box Documents"
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test.
PA License Validation Test."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last.
This loan failed the Pennsylvania license validation test.
The Pennsylvania xx requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective xx.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a
																																																																																								closing date before xx."		Moderate	Pass	Fail	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45886456	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,852.38	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	56.132%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$141,473.61	Not Applicable	6.000%	xx	XX/XX/XX13	Financial Hardship	The updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of assignment is complete as the last assignee is xx.
There are 6 child support lien against xx in the amount of xx.
There are two state tax liens against xx in the amount of xx and xx recorded on xx and xx respectively. There is one IRS lien in the amount xx recorded on xx. The subject property is situated in state of Pennsylvania. This is a super lien state. There is a possibility of foreclosure because of these liens.
The taxes for 2018-2019 are paid in the amount of xx. There are no delinquent taxes found open.
The Payment History dated as of XX/XX/XX reveals that the borrower has been the delinquent fromXX/XX/XX to date. The last payment was madeXX/XX/XX18 and credit for payment due 9XX/XX16The payment amount was xx. The current unpaid principle balance is xx. The P&I of xx and the interest rate is 6.0%.	Collections Comments:The borrower has been the delinquent fromXX/XX/XX to date. The last payment was madeXX/XX/XX18 and credit for payment due 9XX/XX16The payment amount was xx. The current unpaid principle balance is xx. The P&I of xx and the interest rate is 6.0%.
The foreclosure was initiated and file was referred to attorney on xx. The complaint was filed on xx. The foreclosure was put on hold due to bankruptcy filing by the borrower on xx. However the bankruptcy was dismissed on xx. Further action is waited.
Beth A. Miller has filed bankruptcy under xx, case # xx. The debtor was dismissed for other reason on xx and the case was terminated on xx.
The taxes for 2018-2019 are paid in the amount of xx. There are no delinquent taxes found open.
As per inspection report datedXX/XX/XX18 the property condition is good.  There is no evidence found about damages or repairs to the property in servicing comments.
Foreclosure Comments:The foreclosure was initiated and file was referred to attorney on xx. The complaint was filed on xx. The foreclosure was put on hold due to bankruptcy filing by the borrower on xx. However the bankruptcy was dismissed on xx. Further action is waited.
Bankruptcy Comments:Beth A. Miller has filed bankruptcy under xx, case # xx. The debtor was dismissed for other reason on xx and the case was terminated on xx. POC was filed by xx on xx with claim amount of xx and arrearage of xx.	The loan modification agreement was made between xx (borrower) and xx, on xx. As per agreement the new principal balance is xx. The new P&I is xx and interest rate is 6.00%. The payments begin on xx and new maturity date is xx.
The loan has been modified once since origination.
Title Policy Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Per bankruptcy history Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Complaint Filed   Tape Value: Judgment Entered   Variance:    Variance %:    Comment: The status of foreclosure is complaint filed.   Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: referral date xx   Tape Source: Initial   Tape Type:
Field: Foreclosure Sale Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: no record   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: address from note   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 30 (Days)   Variance %:    Comment: modification states xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.80%   Comment: rounding   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.80%   Comment: rounding   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: lkjjkkkkjjihgfedcba98765   Variance:    Variance %:    Comment: converted to scale 0-4&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 56789abcdgfghijjkkkjjjkl   Variance:    Variance %:    Comment: converted to scale 0-4   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: note spells out address   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The subject property is PUD Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "Sale of the subject property has been scheduled on xx. According to the review of collection comments, the foreclosure was initiated in xx and referred to attorney on xx. A complaint for the same had been filed on xx. As per comment dated XX/XX/XX17, sale of the subject property was set on xx. However, borrower filed bankruptcy under the xx case on xx with case #xx. The debtor was dismissed on xx and the case was terminated on xx. After that foreclosure again started and sale had been scheduled on xx. The sale then canceled as foreclosure was put on hold due to loss mitigation. The hold will be expired on xx. We have comments as of XX/XX/XX18, therefore unable to determine whether the hold has been removed or not. However, seller tape data shows sale of the subject property has been scheduled for xx."	* Title policy missing (Lvl 3) "The final title policy at the time of origination is missing from the loan file, however the title commitment is available in the file."
* Title Review shows major title concern (Lvl 3)     "There are two state tax liens against xx in the amount of xx and xx recorded on xx and xx respectively. There is one IRS lien in the amount xx recorded on xx. The subject property is situated in state of Pennsylvania. This is a super lien state. There is a possibility of foreclosure because of these liens."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report dated XX/XX/XX18 the subject mortgage lien position is other, because there are two state tax liens against xx in the amount of xx and xx recorded on xx and xx respectively. There is one IRS lien in the amount xx recorded on xx. The subject property is situated in state of Pennsylvania. This is a super lien state. There is a possibility of foreclosure because of these liens. This can be cured if these liens are paid off with late fees and accrued interest if any."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The CE result is Moderate because this loan has failed TILA Finance Charge Test"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42373519	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,138.50	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.983%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$211,050.77	$4,471.67	2.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated xx.
The chain of assignment is completed as the subject mortgage is with the current assignee, xx dated xx.
Review of the updated title shows that there is no active liens against subject property.
Apart from this Review of the updated title report shows that there is due tax in the amount of xx dated on XX/XX/xx18 and due in the amount of xx dated on XX/XX/XX19.

Review of updated payment history, the subject loan is currently delinquent for +16 months and As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the modification agreement terms.	Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +16 months and As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the modification agreement terms.
 Foreclosure was referred by attorney on xx; Currently foreclosure is being delayed due to Borrower filed a Bankruptcy.
Foreclosure was referred by attorney on xx and the complaint was filed on xx. The judgment is entered on xx; As per collection comment shows that foreclosure prior sale date is xx. Foreclosure delay for the reason is borrower filed a Bankruptcy on xx.
Foreclosure Comments: Foreclosure was referred by attorney on xx; Currently foreclosure is being delayed due to Borrower filed a Bankruptcy.
Foreclosure was referred by attorney on xx and the complaint was filed on xx; The judgment is entered on xx; As per collection comment shows that foreclosure prior sale date is xx. Foreclosure delay for the reason is borrower filed a Bankruptcy on xx.

Bankruptcy Commentsxx has filed Bankruptcy under xx on XX/XX/XX17 with the case#xx & the plan was confirmed  on  XX/XX/XX18. According to the xx plan, debtor shall pay xx monthly for 60 months.POC was filed on  XX/XX/XX17 and secured claim amount is xx with an arrearage amount of xx . as per collection comment  state that, Post petition payment was due on XX/XX/XX18 Borrower is currently on  active bankruptcy.
Loan Modification agreement was made between borrower xx and xx with xx. on effective date of xx.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with step amortized type and it was beginning from first payment date on xx and ends with the maturity date of xx.
The borrower had also promise to pay the deferred balance in the amount of xx on the maturity date on 5XX/XX53. The unpaid principal balance that has been amortized is xx as an interest bearing amount.
HUD-1 Closing Statement	Field: Loan Amortization Type Loan Value: Step Tape Value: ARM |---| |----| Comment: As per mod amortization type is step however tape data shows ARM. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per mod step 1 date is xx however tape data shows XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per mod step 2 date is xx however tape data shows XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per mod step 3 date is xx however tape data shows XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.65%   Comment: As per note original stated P&I is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: hhhhhhhgfedcba9876543211   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however tape data shows hhhhhhhgfedcba9876543211.&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 112345678babcdefghhhhhhh Variance: Variance %: Comment: As per payment history payment string is 444444444444 however tape data shows 112345678babcdefghhhhhhh. Tape Source: Initial Tape Type:	B		* HUD-1 Closing Statement missing or unsigned (Lvl 3) "According to final Hud-1, some points and fees are hand written."	* Settlement date is different from note date (Lvl 2) "According to final Hud-1 the settlement date is xx which is different from note date that is xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7891804	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,918.12	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.863%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xxx, dated xx.
There is an active junior mortgage has been found in the updated report
1. There is a junior mortgage in the amount of xx in favor of xx which was recorded on xx in xx.
There is an active state tax lien or warrant has been found against the subject borrower in the amount of xx which was recorded on xx in favor of xx.
1st installment of 2018-19 year County property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 County property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided from XX/XX/XX17 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 8XX/XX17. The next due date is 9XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the note terms.	Collections Comments:+The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of xx. The next due date is xx. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the note terms.
Review of the collection comment shows that the foreclosure was initiated and referred to attorney on xx. Complaint was filed on xx. Foreclosure file was placed on hold due to borrower has filed bankruptcy under xx case# xx on xx. Currently borrower is in  active bankruptcy. There is no further information available in the collection comments regarding foreclosure.
Borrower has filed bankruptcy under xx xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which state that the Debtor will pay xx per month for 60 months. The debtor will cure arrearage for the subject claim through plan which is in the amount of xx and monthly payment is in the amount of xx. Order Confirming xx Plan was filed on 9XX/XX17 which states that the debtor plan which was filed on xx is hereby confirmed. Trustee's Motion to Dismiss Case was filed on xx. Currently debtor is in active bankruptcy.
There is no information available in the collection comments regarding current occupancy of subject property. No damage has been  found in collection comments.
Foreclosure Comments:Review of the collection comment shows that the foreclosure was initiated and referred to attorney on xx. Complaint was filed on xx. Foreclosure file was placed on hold due to borrower has filed bankruptcy under xx case# xx on xx. Currently borrower is in  active bankruptcy. There is no further information available in the collection comments regarding foreclosure.
Bankruptcy Comments:Borrower has filed bankruptcy under xx xx on xx. POC was filed on xx which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which state that the Debtor will pay xx per month for 60 months. The debtor will cure arrearage for the subject claim through plan which is in the amount of xx and monthly payment is in the amount of xx. Order Confirming xx Plan was filed on xx which states that the debtor plan which was filed on xx is hereby confirmed. Trustee's Motion to Dismiss Case was filed on xx. Currently debtor is in active bankruptcy.	Not Applicable	Title Evidence Missing Required State Disclosures	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Complaint Filed |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: Not Applicable   Tape Value: 120   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: bbbcceddddddcba987654322   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 223456789cbcddddddebcbbb Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy at the time of origination is missing from the loan file. Also Title Commitment/Preliminary Policy are not available in the file."	* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX17 toXX/XX/XX18, however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX17 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history is available in the file from XX/XX/XX17 toXX/XX/XX18, however, we require latest 24 months comment history; Comment history is missing from 9XX/XX16 to XX/XX/XX17."	* Property Damage (Lvl 2) "Available collection comments shows that potential property damage has been reported. However, not amount of damages or repairs had been mentioned in the comments. Also, there is no comment stating that the damages had been repaired or not."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file;
1.Impound Account Disclosure
2.Private Mortgage Insurance Disclosure
4.Insurer RecommendationDisclosure
5.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application
6.Hazard Insurance Disclosure"
* Settlement date is different from note date (Lvl 2)     "As per Final HUD-1 Settlement date is xx which after then original note date xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41565978	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,097.02	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	57.969%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$340,328.00	$100,754.25	4.250%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated 1XXX/XX18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is with xx which was recorded on xx.
No judgment and liens have been found.
The 2018-2019 combined 1st installment taxes are due on XX/XX/xx18 in the amount of xx.
The 2018-2019 combined 2nd installment taxes are due onXX/XX/XX19 in the amount of xx.
No delinquent taxes have been found for prior years.
According to a review of the payment history, the borrower has been currently delinquent for 16 months and the next due date for payment is 6XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to 5XX/XX17. The UPB reflected in the latest payment history is in the amount of xx.The borrower has been making payment as per the Modification in xx.	Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and the next due date for the payment is 6XX/XX17. According to the PACER, the borrower “xx” had filed the bankruptcy under xx with the case# xx on xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor supposed to pay to the trustee in the amount of xxx for the period of 60 months. The POC was filed on xx with the secured claim amount of xx and the amount of arrearage is xx. The date of the last filing the bankruptcy was xx. The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. No further details regarding the foreclosure have been found. The borrower xxhad filed the bankruptcy under xx with the case# xx on xx. However, the foreclosure was placed on hold. According to a review of the payment history, the borrower has been currently delinquent for 16 months and the next due date for payment is 6XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to 5XX/XX17. The UPB reflected in the latest payment history is in the amount of xx.The borrower has been making payment as per the Modification in xx. The reason for default has not been found. No damage and repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX16. The complaint was filed on 1XXX/XX16. No further details regarding the foreclosure have been found. The borrower “Lutricia Ann Ware” had filed the bankruptcy under xx with the case# xx on XX/XX/XX17. However, the foreclosure was placed on hold.
Bankruptcy Comments:According to the PACER, the borrower “xx had filed the bankruptcy under xx with the case# xx on XX/XX/XX17 and the plan was confirmed onXX/XX/XX18. As per the order confirming xx plan the debtor supposed to pay to the trustee in the amount of xxx for the period of 60 months. The POC was filed on XX/XX/XX17 with the secured claim amount of xx and the amount of arrearage is xx. The date of the last filing the bankruptcy wasXX/XX/XX18.	The loan modification agreement was made on xx, between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the interest rate of 4.250%, beginning from xx till the maturity date of xx. The new principle balance stated in the Modification is in the amount of xx. The deferred amount has been given in the modification as xx. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified once since origination.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Modification First Payment Date Loan Value: xx Tape Value: xx |---| 31 (Days) |----| Comment: The loan modification agreement was made on xx, between the borrower “xx” and the lender “xx”. Tape Source: Initial Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx0   Variance %: -0.00%   Comment: The modification original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.57%   Comment: As per Appraisal, the CLTV is xx. However, tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.57%   Comment: As per Appraisal, the LTV is xx. However, tape reflects it as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: iijlmmmmllkjihgfedcba987   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects it as iijlmmllkjhgfedcba987.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 789abcdefihijkllmmmjljii Variance: Variance %: Comment: As per Payment History, the String Reversed is 444444444444. However, tape reflects 789abcdefghijkllmmjljii.&#xxD; &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in California state. The following state disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure for condominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial escrow acct disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date is xx which is different from the Note date of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Final TIL Date after actual transaction date (Lvl 2)     "Note date is xx however Final TIL is from xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider's disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1912148	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$2,656.39	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.650%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.499%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was originated on xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
HOA lien open against the subject property in the amount of xx held byxx and recorded xx.
There is active civil judgment lien against subject property which is in the amount of xx recorded on xx and filed by xx.
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from XXX/XX18 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 4XX/XX16, and the next due date is 5XX/XX16. Current UPB reflects in the provided payment history is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the xxth case# xx on xx and the plan yet to be confirmed. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx. Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to on xx. Foreclosure complaint was filed on xx. The judgment was entered on xx, the foreclosure put on hold due to the subject borrower filed bankruptcy on xx.
As per inspection report datedXX/XX/XX18 shows the subject property is  average condition, no visible damages or repairs.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016. Foreclosure was referred to on xx. Foreclosure complaint was filed on xx. The judgment was entered on xx, the foreclosure put on hold due to the subject borrower filed bankruptcy on xx.
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx on xx and the plan yet to be confirmed. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx.	Not Applicable	Origination Appraisal Missing Required State Disclosures	Field: Mailing Address City Loan Value: xx Tape Value: xx |---| |----| Comment: per Application city reflects xx Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: Validated Address.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.54%   Comment: This is due to apprised value of xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.54%   Comment: This is due to appraised value of xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: qponmlkjihgfedcba9876543   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 3456789abedefghijklonopq Variance: Variance %: Comment: payment history string is 444444444444 Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The available payment history is from XXX/XX18 toXX/XX/XX18, as we required latest 12 months payment history. The payment history is missing form 8XX/XX17 to XX/XX/XX17."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at Second lien position as updated title report dated XX/XX/XX18  shows one HOA lien open against the subject property in the amount of xx held by xx and recorded XX/XX/XX16.The HOA judgment document doesn’t shows the subject property. The subject property is located in New Jersey state (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Title Review shows major title concern (Lvl 3) "Updated title report dated XX/XX/XX18 shows one HOA lien open against the subject property in the amount of xx held by xx and recorded XX/XX/XX16.The HOA judgment document doesn’t shows the subject property. The subject property is located in New Jersey state (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."	* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees Test, result- FAIL, loan data: xx, comparison data: xxx, variance: +xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE failed for Prohibited Fees Test."
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in New Jersey State. The state disclosures missing from the loan file are: NJ Application Disclosure, Delivery Fee Authorization, NJ Attorney Disclosure, Unacceptability of Insurance Notice, Attorney Disclosure II, Tax Bill Information, Private Well Testing, Lock-In Agreement, Commitment Disclosures, Choice of Insurer Disclosure and Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58990611	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,202.72	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	34.355%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The chain of assignment has been completed. Currently, the mortgage is with xx
There is a junior mortgage in the favor of xx

There are civil judgments against borrower xxfor the total amount of xx However, SSN#/DOB is not provided on the copy of judgments to validate the identity.   Currently, the borrower xx has no interest in the subject property.
There is a default judgment against the borrower, xx

No delinquent taxes have been found.
According to payment history as ofXX/XX/XX18, the loan has been delinquent from 4XX/XX17. The last payment was received in the amount of xx. The current UPB reflected in the payment history is the amount of xx	Collections Comments:The loan is active in collections. According to payment history as ofXX/XX/XX18, the loan has been delinquent from 4XX/XX17. The last payment was received in the amount of xx. The current UPB reflected in the payment history is the amount of xx.
According to PACER records, the borrower had filed the bankruptcy under xx The plan was confirmed on XX/XX/XX14.  The case was administratively closed and terminated onXX/XX/XX14.   The proof of claim was not filed by the creditor. As per servicing comment dated XX/XX/XX14, no POC required.  According to order closing the case filed on xx, this bankruptcy case shall be closed upon entry of this Order, without prejudice to the Debtors filing a motion to reopen this bankruptcy case upon the satisfaction of all payments required under the Debtors’ Plan of Reorganization.
The loan has not been modified since origination. The borrower was approved for the loan modification in 2014. The agreement is available in the loan file. However, the agreement was not executed by the borrower.  According to servicing comment XX/XX/XX14, the mod was denied as the final documents were not sent back in allotted time.
No evidence of damage or repair has been found.

Foreclosure Comments:The foreclosure was initiated on the loan; however, the file has been put on hold due to bankruptcy filed by the borrower under xx, case# xx xx, and case #xx on xx. No further details have been found.
Bankruptcy Comments:According to PACER records, the borrower had filed the bankruptcy under xx,case#xx on xx. The plan was confirmed on xx. The case was administratively closed and terminated on xx. The proof of claim was not filed by the creditor. As per servicing comment dated XX/XX/XX14, no POC required. According to order closing the case filed on xx, This bankruptcy case shall be closed upon entry of this Order, without prejudice to the Debtors filing a motion to reopen this bankruptcy case upon the satisfaction of all payments required under the Debtors’ Plan of Reorganization.	Not Applicable	Loan Program Info Disclosure	Field: Mailing Address Street Loan Value: xx |---| |----| Comment: Tape reflects property address in Cap; However, it was updated in small caps. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
xx:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.53%   Comment: This loan has interest only payment for first 5 months after origination with interest only payment in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ffffgggghhihhhiiiiiiiiii   Variance:    Variance %:    Comment: As per payment history, the borrower has been delinquent since 5XX/XX17; Hence, the reversed payment string is 444xxx;&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: iiiiiiiiihhhhihhgggfffff   Variance:    Variance %:    Comment: As per payment history, the borrower has been delinquent since 5XX/XX17; Hence, the reversed payment string is 444xxx;   Tape Source: Initial   Tape Type:
Field: xx Variance: Variance %: Comment: Tape reflects property address in Cap; However, it was updated in small caps. &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX17 toXX/XX/XX18; However, we require latest 12 months of complete payment history. Hence, the payment history is missing from 1XXX/XX17 to 1XXX/XX17."	* Loan has been determined to have an unsecured debt (Lvl 2) "The voluntary petition filed under xx, case# xx on xx shows secured claim in the amount of xx and the value of collateral that supports this claim is the amount of xx; Hence, the unsecured portion is xx. No evidence of cram down has been found. The case was administratively closed and terminated on xx."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "The amortization type of the loan is ARM; However, the loan program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60114689	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,945.86	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.537%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$237,088.77	Not Applicable	4.500%	xx	XX/XX/XX13	Financial Hardship	xx
1. There is Senior mortgage against xx
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.
There is one active senior mortgage originated on xx
No release found for above said senior mortgages.  Final HUD-1 shows pay off for above said senior mortgage. The Final Title Policy at the origination  does not reflect any open senior mortgage . It can be cure if above said senior mortgages will paid in full and release of mortgage is made and recorded.
Review of the payment history provided datedXX/XX/XX18 reveals that borrower is delinquent for 11 months and next due for the 8XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX17 payment. The Current UPB is reflected in the provided payment history in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy, on Foreclosure hold. Review of the payment history provided datedXX/XX/XX18 reveals that borrower is delinquent for 11 months and next due for the 8XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX17 payment. The Current UPB is reflected in the provided payment history in the amount of xx.
 Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
Available servicing comments from XX/XX/XX15 toXX/XX/XX18 show that foreclosure with xx was initiated on the loan when referred to an attorney on xx.  xx.  The foreclosure was placed on hold due to the borrower filing bankruptcy on xx.
Borrower xx and the plan was confirmed on xx. Debtor (borrower) will pay to the U.S. Trustee the sum of  xx for 60 months. Voluntary petition filed onXX/XX/XX16 shows that the amount of secured claim xx and unsecured portion is xxPOC was filed on xx in the amount of xx with arrearage xx.  Motion for relief from automatic stay was filed onXX/XX/XX17.  A Consent Order Granting Modification of Stay was entered onXX/XX/XX18 stating the debtor will resume making all future regular monthly installment payments in the amount of xx as they become due commencing XXX/XX18.  Additionally, the debtor will cure any arrearage currently due to the Movant for the months of 4XX/XX17 - XXX/XX18 in the total amount of xx.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:Available servicing comments from XX/XX/XX15 toXX/XX/XX18 show that foreclosure with case xx was initiated on the loan when referred to an attorney on xx.  The complaint was filed on xx.  The foreclosure was placed on hold due to the borrower filing bankruptcy on xx.
Bankruptcy Comments:Borrower xx Voluntary petition filed onXX/XX/XX16 shows that the amount of secured claim xx and unsecured portion is xxPOC was filed on xx in the amount of xx with arrearage xx. Motion for relief from automatic stay was filed onXX/XX/XX17. A Consent Order Granting Modification of Stay was entered onXX/XX/XX18 stating the debtor will resume making all future regular monthly installment payments in the amount of xx as they become due commencing XXX/XX18. Additionally, the debtor will cure any arrearage currently due to the Movant for the months of 4XX/XX17 - XXX/XX18 in the total amount of xx.	Loan modification agreement was made between Borrower xx The new modified rate is 4.500 % and borrower promises to pay P&I in the amount of xx beginning xx. The new principal balance is xx. The maturity date is xx.	Missing Required State Disclosures	Field: Mailing Address Street xx |---| |----| Comment: Mailing address street is xx
Field: Original xx:    Variance %: -0.57%   Comment: Original CLTV ratio is xx, tape shows xx which is rounded.   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444432144   Tape Value: ceefghiihiikkkjihgghggfe   Variance:    Variance %:    Comment: Payment history string is 4444444432144. tape shows ceeefghijjkkggfe   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 441234444444 Tape Value: efgghgghikkkkiihiihefeec Variance: Variance %: Comment: Payment history string reversed is 44123444444444; however tape shows efgghhhhijkkkkihiiihfeeec Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the Updated Title Report dated 1XXX/XX18, the Subject Mortgage, originated xx and recorded xx, is in 2nd lien position due to an open prior senior mortgage. The active senior mortgage was originated on xx by the current xx
																																																																																							* Title Review shows major title concern (Lvl 3) "As per the Updated Title Report dated 1XXX/XX18, the Subject Mortgage, xx No release found for said senior mortgage. The Final Title Policy at origination does not reflect this senior mortgage as an exception to the policy. A possible title claim can be filed."	* Missing Required State Disclosures (Lvl 2) "The property is located in the State of Maryland. The following required state disclosures are missing from the file: Affidavit of Consideration, Affidavit of Disbursement, Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure, Mandatory Binding Arbitration Disclosures, Home Buyer Education and Counseling Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98333564	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$10,054.34	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.124%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$348,734.17	Not Applicable	5.250%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the assignment is currently with xx.
There is one senior mortgage on the subject property which was recorded on xx with xx in the amount of xx in favor of xx. But the subordination document is available with the updated title report which was recorded on xx with xx.
There are two judgments against the borrower as follow.
First was recorded on xx in the amount of xx in favor of xx
Second was recorded on xx in the amount of xx in favor of xx.
There are 2 state tax liens against the name of borrower total in the amount of xx in favor of xx which were recorded on xx and xx.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is in delinquency and borrower is not making his monthly payments since 1XXX/XX17. The last payment received date is not available as the payment was received in the amount of xx with interest rate of 5.250% for the due date of 9XX/XX17. The next due date is 1XXX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XXX/XX17.	Collections Comments:According to the servicing comments the loan is in delinquency and borrower is not making his monthly payments since 1XXX/XX17. The last payment received date is not available as the payment was received in the amount of xx with interest rate of 5.250% for the due date of 9XX/XX17. The next due date is 1XXX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on xx.
The Loan Modification agreement was made on an effective date of xx between “xx and xx” (borrower) and “xx.” (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.250 % with P&I xx with Fixed amortized type and the first payment had begun from xx and ends with the maturity date of xx.

According to the updated title report dated XX/XX/XX18 the legal description is inconsistent from vesting deed to mortgage. The legal of vesting deed which was recorded on xx with xx and xx shows the 4th line as “xx”; however, the legal of subject mortgage recorded on xx with xx andxx shows the 4th line as “xx”. However, the xx and property address is same on recorded deed and subject mortgage. It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument.

The comment datedXX/XX/XX18 state that the loan is not in foreclosure and it is ok to make the payment over.
Borrower did not file the bankruptcy.

As per inspection datedXX/XX/XX18 the property is occupied by unknown party and no visible damages were reported to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Loan Modification agreement was made on an effective date of xx between “xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.250 % with P&I xx with Fixed amortized type and the first payment had begun from xx and ends with the maturity date of xx.
Affiliated Business Disclosure Notice of Servicing Transfer Right of Rescission Final Truth in Lending Discl. Origination Appraisal Initial Escrow Acct Disclosure Credit Application	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: Mailing address as per initial application is xx. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -49.11%   Comment: Original CLTV ratio percent is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.11%   Comment: Original Standard LTV is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: a98877665432111100mmmmlk   Variance:    Variance %:    Comment: payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: klmmmm00111123456678889a Variance: Variance %: Comment: payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX18 and XX/XX/XX09 toXX/XX/XX18; however we required latest 12 months complete payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the all borrowers."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to the updated title report dated XX/XX/XX18 the legal description is inconsistent from vesting deed to mortgage. The legal of vesting deed which was recorded on xx with xx and xx shows the 4th line as “xx”; however, the legal of subject mortgage recorded on xx with xx and xx shows the 4th line as “xx”. However, the xx and property address is same on recorded deed and subject mortgage. It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."
* Title issue (Lvl 3) "xx Clause is missing from the short form title policy."	* XXX State Regulations Test Failed (Lvl 2) "ThisXXX prohibited fees test. ( N.J.S.A. §17:11C-74, N.J.A.C. § §3:1-16.2 )
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee.
Prohibited Fees Test: FAIL loan data:xx comparison data:xxx variance:+xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18 there are 2 state tax liens against the name of borrower total in the amount of xx in favor of xx which were recorded on xx and xx."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) , transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed TILA Right of Rescission Test and prohibited fees test.
Prohibited Fees Test: FAIL loan data:xx comparison data:xxx variance:+xx"
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72719002	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,205.45	8/XX/XX21	xx	No	Court Order/Mediation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	30.648%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx. It is important to note that the original note has the property address as xx as it appears on numerous documentation. The legal description has it listed as xx There are five civil judgment by the xx in the amount of xx. Property annual taxes amount is xx which have been paid.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 12 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.500% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.	Collections Comments:Collection comments available from XX/XX/XX13 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 12 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.500% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.
A complaint was filed with xx county courts xx. The file is currently in active foreclosure. The delay in a sale date is due to the mediation hearing requested by the plaintiff. The mediation hearing was originally scheduled for xx and was rescheduled for xx.

Foreclosure Comments:A complaint was filed with xx. The file is currently in active foreclosure. The delay in a sale date is due to the mediation hearing requested by the plaintiff. The mediation hearing was originally scheduled for xx and was rescheduled for xx.
Bankruptcy Comments:Not Applicable	Not Applicable	Right of Rescission	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: It is important to note that the original note has the property address as 2 xx vs xx as it appears on numerous documentation. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: The audit value is incorrect, as the note dated xx has the original balance as xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -11.84%   Comment: The original CLTV ratio percent is automated and date provided was automatically inputed   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -1.84%   Comment: The audit value may be correct as date input was automatically calculated.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: a99987654322111000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 00000000011122345679999a   Variance:    Variance %:    Comment: The audit value and date provided are indentical   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: It is important to note that the original note has the property address as xx vs xx as it appears on numerous documentation Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX18 till XX/XX/XX18 and from XX/XX/XX13 till XX/XX/XX18; however, as we require latest 12 months payment history. Payment history is missing from XX/XX/XX17 till XX/XX/XX18 and from XX/XX/XX18 till XX/XX/XX18."	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Pennsylvania license validation test;
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective xx.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx xx -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA Finance Charge Test and Exception test."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."		Moderate	Pass	Fail	Pass	Not Covered	Pass	Fail		Value: Date: Type:AVM	Value: Date: Type:Full appraisal	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5403687	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$7,971.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx, which was recorded on xx in the amount of xx, with xx.
The chain of assignment has been completed. The current assignment is from xx.to xx.
The active liens and judgments are as follows:
There is senior mortgage prior to a subject mortgage in the favor of xx. in the amount of xx which was recorded on xx.
There is active civil judgment in the favor of xx. in the amount of xx recorded on xx.
The 2018 1st Combined installment taxes were paid on XX/XX/xx17 in the amount of xx and 2nd installment taxes were paid on XX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 19 months and the next due date for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan hasn’t been modified once since origination. The borrower has been making payment as per the note.
No information pertaining to foreclosure has been found.
According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxxx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The motion from automatic stay was filed by the lender on XX/XX/XX17 and it was granted onXX/XX/XX17, the debtor shall pay movant all post-petition arrears on his mortgage in the amount of xx.
As per the servicing comment dated XX/XX/XX17, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxxx for the period of 60 months for the total amount of xx to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The motion from automatic stay was filed by the lender on XX/XX/XX17 and it was granted onXX/XX/XX17, the debtor shall pay movant all post-petition arrears on his mortgage in the amount of xx. There is no comment indication a cram down.  The date of last filing bankruptcy is xx.

Not Applicable	HUD-1 Closing Statement Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures Credit Application	Field: Current Foreclosure Status Loan Value: Not Applicable Tape Value: Judgment Entered |---| |----| Comment: As per the servicing comments, no foreclosure has been initiated. Hence, referral date is not applicable; however, tape data reflects with judgment enter. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per the servicing comments, no foreclosure has been initiated. Hence, referral date is not applicable; however, tape data reflects with xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per the note, mod maturity date is not applicable; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.10%   Comment: As per appraisal report CLTV is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.10%   Comment: As per appraisal report OLTV is xx; however tape reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: npoqttuvxyyzHzCBABBABBBE   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects bhgytfdsdxgghghvbvcfgfghvgbvbc.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: EBBBABBABHzHzyyxvutoqopn   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects bhgytfdsdxgghghvbvcfgfghvgbvbc.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per the servicing comments, no foreclosure has been initiated. Hence, referral date is not applicable; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per the servicing comments, no foreclosure has been initiated. Hence, referral date is not applicable; however, tape data reflects with xx.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The copy of Final HUD-1 is illegible. However, some point and fees are hand written by the settlement agent."
* Title Review shows major title concern (Lvl 3)     "As per the Update title report dated XX/XX/XX18, there is a Senior Mortgage prior to a subject mortgage is in the favor of xx. in the amount of xx and which was recorded on xx. However, the final title policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed; however Final Hud-1 shows payoff of the mortgage is in the amount of xx."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the xx report dated XX/XX/XX18, the Subject mortgage is on second lien position. As there is a Senior mortgage in the amount of xx which was recorded on xx. The Subject mortgage was originated on xx in the amount of xx"
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York state. The following required state disclosures are missing from the loan file.
1. NY Consumer Credit Disclosure / Fair Credit Reporting Notice.
2. NY Interest Rate Disclosure.
3. NY Hazard Insurance  Disclosure.
4. Tax Escrow Account Designation.
5. Mortgage Bankers and Exempt Organizations Preapplication.
6. Co-Signer Notice Requirements.
7. Default Warning Notice.
8. Commitment Disclosure.
9. Lock-in Disclosure.
10. Expiration of Lock-in or Commitment Period."
																																																																																								* Application Missing (Lvl 2) "The Final applicatiXX/XX03 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10322944	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,097.45	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.823%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx07 and was recorded on XX/XX/xx07 with instrument# xx.
The chain of the assignment  has been completed. Currently, the mortgage assignment is with xx.
No active judgments or liens have been found.
The 2017 1st installment taxes have been paid in the amount of xx.
2018 county 2nd installment taxes are due onXX/XX/xx18 in the amount of xx.

The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX17 to till date. The delinquency has been done for 18 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX17. The current P&I is xx. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in foreclosure.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 4XX/XX17 to till date. The delinquency has been done for 18 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX17. The current P&I is xx and rate of interest is 6.250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2017. Foreclosure was referred to attorneyxx. Foreclosure complaint was filed on xx. Foreclosure sale was scheduled for xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the xx. This bankruptcy case was closed on XX/XX/XX17. Foreclosure was restarted and was put on hold due to loss mitigation. But the hold was ended and as per comment datedXX/XX/XX18, the foreclosure was started again. No further details have been found.
According to the PACER, the borrower had filed for bankruptcy under xx with the xx. The case was dismissed on xx.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2017. Foreclosure was referred to attorney, which was completed on xx. Foreclosure complaint was filed on xx. Foreclosure sale was scheduled for xx. But foreclosure was put on hold due to borrower had filed bankruptcy under xx with the xx. This bankruptcy case was closed on xx. Foreclosure was restarted and was put on hold due to loss mitigation. But the hold was ended and as per comment datedXX/XX/XX18, the foreclosure was started again. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The case was dismissed on xx.	Not Applicable	Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: The note reflects address street is xx.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX37   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 53%   Tape Value: 53%   Variance:    Variance %: -0.37%   Comment: The Original CLTV Ration percent is 52.632%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 53%   Tape Value: 53%   Variance:    Variance %: -0.37%   Comment: The Original LTV Ration percent is 52.632%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: ihhgfedcba98765431111111   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 44444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 11111113476789abcdehghhi Variance: Variance %: Comment: the payment reflects in the Payment History String as 44444444444 Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Available copy of final HUD-1 is not signed by borrower."	* Missing Required Disclosures (Lvl 2) "List of Service Provides is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1 the settlement date isXX/XX/XX07 is different from note dateXX/XX/XX07."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR transaction date isXX/XX/XX07 which is inconsistent with note dateXX/XX/XX07 and HUD settlement dateXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "Following Disclosure is missing from loan file,
																																																																																								Choice of Insurance Notice"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36758322	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,888.06	8/XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	50.716%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$118,461.28	Not Applicable	5.875%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. which was recorded on xx. The chain of assignment has been completed. The last assignment was done from xx which was recorded on XX/XX/xx18. There is a junior mortgage in favor of xx.
The second half of 2018th taxes is due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months and next due for the 8XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX17 payment. The UPB per payment history is reflected in the amount of xx. The loan has been modified twice since origination.	Collections Comments:The loan is currently in Foreclosure. According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months and next due for the 8XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the 7XX/XX17 payment. The UPB per payment history is reflected in the amount of xx.
The loan has been modified twice since origination.  The Modification Agreements were effective 1XXX/XX12 with the latest on 1XXX/XX15.  The loan modification was made on 1XXX/XX15 between the borrower xx.  According to the modified terms, the new principal balance is in the amount of xx and a P&I payment of xx beginning 1XXX/XX15 until maturity date of 1XXX/XX55.

Foreclosure proceedings began xx when the complaint was filed.  Foreclosure was then placed on hold due to the borrower filing Bankruptcy on xx.  Servicing comment datedXX/XX/XX18 reflects the Bankruptcy hold was lifted due to Relief being granted on xx and foreclosure proceedings resumed.  The latest comments reflect Loss Mitigation is being solicited and a new foreclosure sale date is going to be scheduled.  Comments provided are only dated thruXX/XX/XX18 therefore Need Update on the Foreclosure Sale date.

xx (borrower/debtor) filed bankruptcy under xx with the case# xx. The debtor filed proposed xx plan on xx.  According to the plan, the debtor shall pay xx for the first month, xxfor 12 months and then xx for 47 months for a total of 60 months of payments.  The creditor xx with a secured claim amount of xx.  Motion Seeking Relief From Automatic Stay was filed by xx.  A hearing on the MFR was scheduled for 1XXX/XX17 and the Bankruptcy History Docket pulled from Pacer reflects an Order on the Motion for Relief from Stay was entered on xx.
Foreclosure Comments:Foreclosure proceedings began 6XX/XX17 when the complaint was filed.  Foreclosure was then placed on hold due to the borrower filing Bankruptcy on xx.  Servicing comment datedXX/XX/XX18 reflects the Bankruptcy hold was lifted due to Relief being granted onXX/XX/XX18 and foreclosure proceedings resumed.  The latest comments reflect Loss Mitigation is being solicited and a new foreclosure sale date is going to be scheduled.  Comments provided are only dated thruXX/XX/XX18 therefore Need Update on the Foreclosure Sale date.
Bankruptcy Comments:xx (borrower/debtor) filed bankruptcy under xx with the case# xx. The debtor filed proposed xx plan on xx which was confirmed on xx. According to the plan, the debtor shall pay xx for the first month, xxfor 12 months and then xx for 47 months for a total of 60 months of payments. The creditor xx filed the POC on xx with a secured claim amount of xx. Motion Seeking Relief From Automatic Stay was filed by xx. A hearing on the MFR was scheduled for 1XXX/XX17 and the Bankruptcy History Docket pulled from Pacer reflects an Order on the Motion for Relief from Stay was entered on XX/XX/XX17. Case was dismissed on xx.	The loan has been modified twice since origination. The Modification Agreements were effective 1XXX/XX12 with the latest on 1XXX/XX15. The loan modification was made on 1XXX/XX15 between the borrower xx and the lender xx. According to the modified terms, the new principal balance is in the amount of xx with a fixed rate of 5.875% and a P&I payment of xx beginning 1XXX/XX15 until maturity date of 1XXX/XX55.	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Status   Loan Value: Awaiting Sale   Tape Value: Complaint Filed   Variance:    Variance %:    Comment: According to the servicing comments the Current Foreclosure Status is awaiting sale.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 1XXX/XX15   Tape Value: 1XXX/XX15   Variance: 30 (Days)   Variance %:    Comment: The Modification reflects the First Payment Date XX/XX/XX15.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: cccbaa9ba988765432100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000001234767889ab9acbccc   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: 6XX/XX17 Tape Value:XX/XX/XX15 Variance: -854 (Days) Variance %: Comment: The latest Foreclosure action began xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Missing 5 months Payment History from prior servicer to complete a full 12 month review. Payment History provided from current servicer is dated XX/XX/XX17 thruXX/XX/XX18."
* Recent Foreclosure Sale - Need Update (Lvl 3) "Foreclosure sale date is to be schedule in near future. Foreclosure proceedings were began on xx when the complaint was filed. Foreclosure was then placed on hold due to the borrower filing Bankruptcy on xx. Servicing comment dated xx reflects the Bankruptcy hold was lifted due to Relief being granted on xx and foreclosure proceedings resumed. The latest comments reflect Loss Mitigation is being solicited and a new foreclosure sale date is going to be scheduled. Comments provided are only dated thru xx therefore need update on the Foreclosure Sale date."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following disclosures for Maryland state are missing from the loan file.
Affidavit of Consideration
Affidavit of Disbursement
Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
No Escrow Account
Mandatory Binding Arbitration Disclosures
Home Buyer Education and Counseling Disclosure"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand  dated by the borrower."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85270806	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,683.35	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$239,311.07	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated onXX/XX/XX07 with the lender XXXX as nominee for xx. which was recorded on xx.
The chain of assignment is completed. The latest assignment is from xx.
No active liens and judgments have been found.
The annual tax is paid in the amount of xx during the year 2019.
No prior year delinquent taxes have been found.
According to payment history, the borrower is currently delinquent for 20 months and next due date is XXX/XX17. The new UPB is xx. The stated current rate is 4.000 % P&I is xx and PITI is xx. The borrower is making payment as per the modification.	Collections Comments:As per servicing comments, the loan is in collections. The borrower is currently delinquent for 20 months and next due date is XXX/XX17. The new UPB is xx. The stated current rate is 4.000 % P&I is xx and PITI is xx. The borrower is making payment as per the modification.
The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on 8XX/XX13 between the borrower xx and the lender xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 4.000 % beginning from 8XX/XX13. The new maturity date is xx.
The borrower filed bankruptcy xx case# xx. The POC was filed on xx in the amount of xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 59 months and xx for 1 months.
Foreclosure was initiated and complaint file was filed on xx. No further details have been found.
Foreclosure Comments:Foreclosure was initiated and complaint file was filed on xx. No further details have been found.
Bankruptcy Comments:As per the PACER report, the borrower filed bankruptcy xx case# xx. The POC was filed on xx in the amount of xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 59 months and xx for 1 months.	The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on 8XX/XX13 between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 4.000 % beginning from 8XX/XX13. The new maturity date is 7XX/XX53.	Missing Required State Disclosures Loan Program Info Disclosure Notice of Servicing Transfer	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comments, the loan is in foreclosure. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as fixed. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 8XX/XX13   Tape Value: 9XX/XX13   Variance: 31 (Days)   Variance %:    Comment: The Modification reflects the First Payment Date 8XX/XX13.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: The modification P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.35%   Comment: The original CLTV ratio percent reflects 79.649%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.35%   Comment: The original standard LTV reflects 79.649%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: lkjihgfedcba987654321000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000123456989abcdefgjijkl   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: The Application reflects the Purpose of Refinance as debt consolidation. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of Service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Massachusetts. The following required state disclosures are missing from the loan file.
1.Lead-Based Paint Disclosure
2.Mortgage Loan Application Disclosure
3.Carbon Monoxide Alarms
4.MA Smoke Detector Certificate
5.Notice of the Specific Reason for Denial of Credit
6.Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47954394	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,427.80	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	52.933%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX13 in the favor of xx. which was recorded on xx.
The chain of the assignment has been completed. The last assignment is with the xx which was recorded on XX/XX/xx18.
No active judgments or liens were found against the subject property or the borrower.
1st and 2nd installment of 2017 county taxes have been paid in the total amount of xxon XX/XX/xx18 and XX/XX/XX18 respectively.
No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 9 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment is in the amount of xx. The loan has not been modified since the origination. The borrower has been making payment as per the note terms with the interest rate of 4.000 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment is in the amount of xx. The loan has not been modified since the origination. The borrower has been making payment as per the note terms with the interest rate of 4.000 % and P&I of xx. The reason for default as per servicing comment is excessive obligation.
According to servicing comment dated XX/XX/XX18, the foreclosure was initiated and was referred to an attorney on xx. According to Lis Pendence, the foreclosure complaint was filed on xx. The judgment was granted on xx. The foreclosure was put on due to court delay and loss mitigation. Later, the foreclosure sale was set for xx. However, the foreclosure sale has been cancelled due to the borrower, xx had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. The creditor, xx had filed the POC on xx for the secured claim amount of xx and an arrearage in the amount of xx.
According to the amended xx plan dated xx, the debtor shall pay to the trustee in the amount of xx for 60 months for the total amount of xx.The estimated arrearage to be paid to the creditor, xx is in the amount of xx. The plan was confirmed on xx. Motion for relief from stay was filed on xx and order on motion for relief from stay was filed on xx.
Motion to Dismiss Case for Failure to Make Plan Payments was filed on xx. The debtor was default with the plan for the amount of xx. Notice of mortgage payment change was filed on xx for the new mortgage payment in the amount of xx which will be due from XX/XX/XX18.
According to the document located at “xx”, the property inspection has been completed on xx. The subject property is occupied by unknown party and is in good condition.
No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:According to servicing comment dated XX/XX/XX18, the foreclosure was initiated and was referred to an attorney on xx. According to Lis Pendence, the foreclosure complaint was filed on xx. The judgment was granted on xx. The foreclosure was put on due to court delay and loss mitigation. Later, the foreclosure sale was set for xx. However, the foreclosure sale has been cancelled due to the borrower, xx had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx.
Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. According to the voluntary petition schedule D, the value of the collateral is xx and amount of secured claim is xx.
The creditor,xx had filed the POC on xx for the secured claim amount of xx.
According to the amended xx plan datedxx, the debtor shall pay to the trustee in the amount of xx for 60 months for the total amount of xx.The estimated arrearage to be paid to the creditor, xx is in the amount of xx. The plan was confirmed on xx. Motion for relief from stay was filed on xx and order on motion for relief from stay was filed on XX/XX/XX17.
Motion to Dismiss Case for Failure to Make Plan Payments was filed on xx. The debtor was default with the plan for the amount of xx. Notice of mortgage payment change was filed on xx for the new mortgage payment in the amount of xx which will be due from XX/XX/XX18.
Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Origination Appraisal Good Faith Estimate	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: No Discrepancy. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX43   Variance:    Variance %:    Comment: The loan has not been modified since the origination.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 102%   Tape Value: 103%   Variance:    Variance %: -0.71%   Comment: An appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 102%   Tape Value: 103%   Variance:    Variance %: -0.71%   Comment: An appraisal report is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: bcddfggjjklonmlkjihgfedd   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: ddefghijknmnolkjjggdddcb Variance: Variance %: Comment: The payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX18 to XX/XX/XX18 and records of XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX17 to XX/XX/XX17 and XX/XX/XX18 to XX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Illinois State. The following disclosures are missing from the loan file:
IL Collateral Protection Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file. However, the values are updated from the property valuation report located at "xx"."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28281451	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$5,132.06	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.611%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/xx13 in the favor of xx which was recorded on xx. The chain of the assignment has been completed. The last assignment is from xx to xx which was recorded on XX/XX/xx18. There is one Water/Sewer lien against the subject property for the amount of xx in the favor of xx which was recorded on xx. 1st and 2nd installment of 2017 county have been paid in the amount of xx on XX/XX/xx18 and XX/XX/XX18 respectively. No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 11 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the note terms with the interest rate of 3.750 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the note terms with the interest rate of 3.750 % and P&I of xx.
The reason for default as per servicing comment is excessive obligation. The trial plan was offered to the borrower for 3 months in the amount of xx which was due from XX/XX/XX18, XX/XX/XX18 and XX/XX/XX18. The borrower wants to know current loan modification status.
The loan has not been modified since the origination. No foreclosure activity was found in the loan file. The borrower had filed prior bankruptcy under xx with the case #xx which was dismissed on xx. The borrower, xx had filed bankruptcy under xx with the case# xx. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
POC was filed by xx on xx for the secured claim amount xx and an arrearage in the amount of xx.
According to the objection to confirmation xx plan dated xx, the xx plan does not provide for the correct creditor name. The correct creditor on said lien is xx .The xx plan provides that the debtors will make post-petition payments in the amount of xx directly to the Creditor. However, the correct post-petition payment amount is xx. The xx plan provides that the Debtors will pay Creditor arrears of xxhe xx plan does not provide that the Creditor will be paid its secured claim of xx. Therefore, the plan does not comply with 11 U.S.C. § 1325(a)(5)(B).
Motion for relief from stay was filed on XX/XX/XX18 and order on motion for relief from stay was filed on xx.
According to the amended xx plan dated xx (xx), debtors(s) will make regular payments to the trustee in the amount of xx for 54 months.5 The total amount of estimated payments to the trustee provided for in §§ 2.1 and 2.4 is xx. The plan was not yet confirmed.

According to the document located at “xx”, the property inspection has been completed on xx. The subject property is occupied by unknown party and is in good condition.
No comment pertaining damage to the subject property has been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower, xx had filed bankruptcy under xx with the case# xx. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is in the amount of xx.
POC was filed by xx onXX/XX/XX18 for the secured claim amount xx and an arrearage in the amount of xx.
According to the objection to confirmation xx plan dated xx, the xx plan does not provide for the correct creditor name. The correct creditor on said lien is xx .The xx plan provides that the debtors will make post-petition payments in the amount of xx directly to the Creditor. However, the correct post-petition payment amount is xx. The xx plan provides that the Debtors will pay Creditor arrears of xxhe xx plan does not provide that the Creditor will be paid its secured claim of xx. Therefore, the plan does not comply with 11 U.S.C. § 1325(a)(5)(B).
Motion for relief from stay was filed on xx and order on motion for relief from stay was filed on xx.
According to the amended xx plan dated xx(xx), debtors(s) will make regular payments to the trustee in the amount of xx for 54 months.5 The total amount of estimated payments to the trustee provided for in §§ 2.1 and 2.4 is xx. The plan was not yet confirmed.
Not Applicable	Origination Appraisal Missing Required State Disclosures Good Faith Estimate	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: No Discrepancy. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX33   Variance:    Variance %:    Comment: The loan has not been modified since the origination.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 131%   Tape Value: 131%   Variance:    Variance %: -0.12%   Comment: An appraisal report is missing from the loan file   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 131%   Tape Value: 131%   Variance:    Variance %: -0.12%   Comment: An appraisal report is missing from the loan file   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: bba987655443222222100011   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 1100012222223445567a9abb Variance: Variance %: Comment: The payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage at second lien position as the updated title report dated XX/XX/XX18 shows there is one Water/Sewer lien against the subject property for the amount of xx in the favor of xx which was recorded on xx."
* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there is one Water/Sewer lien against the subject property for the amount of xx in the favor of xx which was recorded on xx. The subject property is located in Illinois State which is super lien state. There is risk of the subject property being foreclosed. This can be cured by paying off above water/sewer lien with accrued interest and late charges."	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX18 to XX/XX/XX18 and records for month XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX18 to XX/XX/XX18."	* LTV or CLTV exceeds 104% (Lvl 2) "Appraised value as per tape data is xxherefore, LTV exceeds 104%."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file. However, the values are updated from property valuation report located at "xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Illinois State. The following disclosures are missing from the loan file:"
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47755209	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$7,352.46	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.346%	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated 1XXX/XX18, the subject mortgage was originated on xx with XXXX as nominee for xx which was recorded on 6XX/XX09.
Chain of assignment has been completed. Currently, the mortgage is with xx which was recorded on XXX/XX18.
No active judgments and liens have been found.
The 2017 1st installment city taxes have been paid in the amount of xx and the 2nd installment taxes have been due in the amount of xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 9 months and the next payment is due for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX17. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active collection and the next payment is due for 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 9XX/XX17. As per the review of the PACER Report, the borrower xx had filed Bankruptcy under chapter with case# xx and the plan was confirmed onXX/XX/XX14. However, the case was terminated on XX/XX/XX18.
No evidence of post-closing foreclosure has been found. The RFD is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the inspection report, the property is occupied by an unknown party. No repairs and damages have been found.
Foreclosure Comments:File went into foreclosure but was placed on hold due to bankruptcy.

Bankruptcy Comments:As per the review of the PACER Report, the borrower Antonio Acevedo had filed Bankruptcy under chapter with case# xx and the plan was confirmed on xx. As per the amended xx plan filed on xx, the debtor shall pay the trustee xx for 60 months. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx. The MRF was filed on 4XX/XX18.
However, the case was terminated on XX/XX/XX18.
Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Notice of Servicing Transfer Title Policy Origination Appraisal	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 5XX/XX29 |---| |----| Comment: The loan was never modified since origination. Tape reflects mod maturity as 5XX/XX29. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 79%   Tape Value: 80%   Variance:    Variance %: -0.92%   Comment: The appraisal report is missing from the loan file. The values are updated as per the tape. So, the CLTV is 79.077%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 79%   Tape Value: 80%   Variance:    Variance %: -0.92%   Comment: The appraisal report is missing from the loan file. The values are updated as per the tape. So, the LTV is 79.077%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: a98889888887877777778898   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 89887777787878888898889a   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Lower rate or term Variance: Variance %: Comment: As per application, the purpose of transaction is change in rate/term. Tape reflects as lower rate or term. Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "The final TPOL is missing from the loan file. However, the values are updated as per the commitment."
* Amount of title insurance is less than mortgage amount (Lvl 3) "The loan amount as per note is xx, however, the commitment reflects insurance amount as xx."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.Appraisal Disclosure
2.2nd Liens = provide CT disclosure and comply with terms Mortgage Insurance Disclosure
3.Interest Rate Disclosure
4.Lock-In Agreement Disclosure
5.Payoff Statement Disclosure
6.Legal RepresentationDisclosure
7.Non-Prime HUD contract disclosure
8.Non-Prime Notice of loan terms Disclosure
9.Interim Financing Disclosure"
* Loan has been determined to have an unsecured debt (Lvl 2)     "The borrower Antonio Acevedo had filed Bankruptcy under chapter with xxx on XX/XX/XX13. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
However, the case was terminated on XX/XX/XX18."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40479106	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,528.48	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.131%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows subject mortgage was originated onXX/XX/XX09 in the amount of xx with xx. Chain of assignment is complete as current assignee is xx. Judgment recorded onXX/XX/XX13 in the amount of xx held by xx against xx. Judgment recorded on XX/XX/xx13 in the amount of xx held by xx against xx.
2018 taxes due in the amount of xx on 1XXX/XX18. 2017 taxes are paid in the amount of xx. There are no delinquent taxes found.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 5.5%. The current unpaid principal balance is in the amount of xx. The borrower is making payments as per Note terms.	Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 5.5%. The current unpaid principal balance is in the amount of xx. The borrower is making payments as per Note terms.
No evidence is found of post close bankruptcy or foreclosure activity.
2018 taxes due in the amount of xx on 1XXX/XX18. 2017 taxes are paid in the amount of xx. There are no delinquent taxes found.
The subject property condition is good as per inspection report dated xx. There is no evidence of damages or repairs to the subject property found in servicing comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: Road is abbreviated Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX39   Variance:    Variance %:    Comment: loan not modified   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 73%   Tape Value: 74%   Variance:    Variance %: -0.81%   Comment: auto-filled, system cannot round up &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 73%   Tape Value: 74%   Variance:    Variance %: -0.81%   Comment: auto-filled, system cannot round up   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: aaaaaa9a9876543211322110   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 0112231125456789a9aaaaaa Variance: Variance %: Comment: converted to 0-4 rating scale Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The List of Service Providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80682238	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$447.76	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.699%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on XX/XX/xx10 in the amount of xx with xx. Chain of assignment is complete as current assignee is xx. There are no active judgments or liens.
2017 Combined taxes are paid in the amount of xx. There are no delinquent taxes found.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX16 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX16. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.	Collections Comments: The loan is currently in active bankruptcy and the next due for the payment is 7XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX16. The current UPB is reflected in the amount of xx. No loan modification has been completed since origination.
The foreclosure was initiated and the file was referred to attorney on xx. The service was completed on xx. The date of complaint filing is unavailable. The judgment was entered on xx. The foreclosure was put on hold due to borrower filed the bankruptcy on xx, which is still active. Further action is awaited.
Borrower had filed bankruptcy under xx with the case#xx and the plan was confirmed on xx. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. As per plan the debtor will pay xx per months for 60 months to the trustees.
2017 Combined taxes are paid in the amount of xx. There are no delinquent taxes found.
The subject property condition is good a per inspection report datedXX/XX/XX18. There is no evidence of any kind of damages or repairs to the subject property found in the servicing comments.
Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx. The service was completed on xx. The date of complaint filing is unavailable. The judgment was entered on xx. The foreclosure was put on hold due to borrower filed the bankruptcy on xx, which is still active. Further action is awaited.
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. As per plan the debtor will pay xx per months for 60 months to the trustees.	Not Applicable	Affiliated Business Disclosure Missing Required Disclosures	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: Per loan app, borrower's mailing address is the property address Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX40   Variance:    Variance %:    Comment: No modification has been completed on this loan. The maturity date listed is the original loan maturity date.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 77%   Tape Value: 77%   Variance:    Variance %: -0.17%   Comment: auto-completed, cannot round up   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 77%   Tape Value: 77%   Variance:    Variance %: -0.17%   Comment: auto-completed, cannot round up&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: oponmlkjihhhgfedcba98765   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 56789abcdgfghhhijklonopo   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Per loan app, Limited cash out was the purpose of the loan   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value:XX/XX/XX16   Tape Value: 8XX/XX16   Variance: -10 (Days)   Variance %:    Comment: Foreclosure docs on file do not specify dates. Comments do not go back far enough to verify f/c dates.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value:XX/XX/XX16 Variance: Variance %: Comment: Foreclosure docs on file do not specify dates. Comments do not go back far enough to verify f/c dates. &#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Initial Truth in Lending Disclosure is Missing (Lvl 2) "Initial TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of Service PRoviders is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10818984	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$862.28	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable			Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes			50.207%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/XX09 in the amount of xx which was recorded on 08XX/XX09 with xx. The chain of assignment has been completed as the current assignment is with xx. There is a civil judgment I the amount of xx which was recorded on 08XX/XX18 I the favor of  xx. Annual county and school taxes of 2018 have been paid. No prior delinquent taxes found pending.
Review of payment history reveals that the borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on 05XX/XX18 in the amount of xx and that was applied for 04XX/XX17. The next payment is due for 05XX/XX17. The current P&I is xx with interest rate of 4.875%. As per payment history, the UPB is xx	Collections Comments:The loan is in foreclosure. As per collection comments, the foreclosure was approved on xx. The foreclosure was referred to attorney on xx. The sale date has never scheduled. No further comments found regarding the same. No bankruptcy activities have been found. The borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on 05XX/XX18 in the amount of xx and that was applied for xx. The next payment is due for 05XX/XX17. The loan was never modified since origination. The reason for default is medical expenses. As per comments and property inspection report, the subject property is owner occupied with no visible damages or repairs.

Foreclosure Comments:As per collection comments, the foreclosure was approved on XX/XX/XX17. The foreclosure was referred to attorney on xx. The sale date has never scheduled. No further comments found regarding the same.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Origination Appraisal	Field: Current Foreclosure Status Loan Value: Referred to Attorney Tape Value: Complaint Filed |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property is borrower's mailing address&#xxD;   Tape Source: Initial   Tape Type:
Field: Mailing Address Zip Code   Loan Value: 19153-0000   Tape Value: 19143-0000   Variance:    Variance %:    Comment: Property is borrower's mailing address   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX29   Variance:    Variance %:    Comment: loan not modified   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.22%   Comment: appraisal missing&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.22%   Comment: appraisal is missing   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: feddcba98765412011101112   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 21110111041456789abdddef   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XXX/XX18 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "As per updated title report dated XX/XX/XX18, the legal description is inconsistent on mortgage and warranty deed. The warranty deed dated XX/XX/XX97 and recorded on xx with xx shows the legal as "xx". It looks like a scrivener error on the Mortgage instrument which could be cured re recording the subject mortgage. However, it doesn't affect the enforceability of the security instrument."	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Pennsylvania license validation test. (PA HB 2179 Section 6111)
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is moderate as loan is failing for TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test is fail. Loan data is xx and allowed amount is xx. Hence, the variance is -xx.

TILA Foreclosure Rescission Finance Charge Test. Loan data is xx and allowed amount is xx. Hence, the variance is -xx."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40469987	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,890.89	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	No	87.445%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/XX11 with XXXX as nominee for xx.
The chain of assignment has been completed as currently, the assignment is with xx.
No active judgments or liens had been found pending.
Property Tax Status;
1) 2018 County 1st installment taxes had been due in the amount of xx till XX/XX/xx18.
2) 2018 County 2nd installment taxes had been due in the amount of xx till XX/XX/XX18.
No prior year delinquent taxes had been found pending.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 10 months delinquent. The next due date is XX/XX/XX17. The payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17.The unpaid principal balance as per payment hits is in the amount of xx. The current interest rate is 5.750% with P&I in the amount of xx.
The borrower is making payments as per original note.	Collections Comments:Review of payment history as of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 10 months delinquent. The next due date is XX/XX/XX17. The payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17.The unpaid principal balance as per payment hits is in the amount of xx. The current interest rate is 5.750% with P&I in the amount of xx.
The borrower is making payments as per original note.
No foreclosure activity has been noticed in the collection comments.
The borrower had not filed bankruptcy yet.
Collection comment dated XX/XX/XX18 shows that te borrower is self employed for 5 years and subject property is currently going through restructuring. Collection comment datedXX/XX/XX18 shows that subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Field: Mailing Address Street Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX41   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: a99987654322111000000010   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 01000000011122345679999a   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* DTI > 60% (Lvl 2) "According to final application the total monthly income of the borrower xx; however, the total monthly debts of the borrower in the amount of xx. DTI exceeds 60%."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1 the settlement date is 08XX/XX11; however, note date is XX/XX/XX11."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* Property Damage (Lvl 1) "Collection comment dated XX/XX/XX18 shows that te borrower is self employed for 5 years and subject property is currently going through restructuring. Collection comment datedXX/XX/XX18 shows that subject property is owner occupant with no visible damages or repairs."									Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11964484	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,793.24	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the mortgage which was dated XX/XX/XX14 is with XXXX as a nominee for xx. The chain of assignment is completed with xx currently.
No active judgments or liens found.
The taxes for the year 2018-2019 first half and second half are due in the total amount of xx.	Review of the payment history states that the borrower has been delinquent for more than 35 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX15, and the next due date is XX/XX/XX15. Current UPB reflects in the amount of xx.	Collections Comments:The loan is due for more than 35 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX15, and the next due date is XX/XX/XX15. Current UPB reflects in the amount of xx.
No bankruptcy activity found. Foreclosure was initiated in the loan and was put on hold due to loss mitigation. The updated title report states that there are no active judgments and liens found.
The taxes for the year 2018-2019 are due in the total amount of xx.
The occupancy is occupied by an unknown party and no damages were found.

Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to loss mitigation.
The Notice of Default and Election to Sell Under Deed of Trust was filed on XX/XX/XX17 which states that the amount due is xx.

Bankruptcy Comments:Not Applicable	Not Applicable	Good Faith Estimate Final Truth in Lending Discl. Origination Appraisal Notice of Servicing Transfer Initial Escrow Acct Disclosure Credit Application	Field: Borrower First Name Loan Value: Fay Tape Value: xx |---| |----| Comment: As per the note. Tape Source: Initial Tape Type:
Field: Mailing Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the 1003.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX44   Variance:    Variance %:    Comment: No mod found.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: yxwwvutsrqponmlkjihgfedc   Variance:    Variance %:    Comment: As per the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: cdefghijknmnopqrstuwwwxy   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per the note. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 present in the loan file is not signed by the borrower."
* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on XX/XX/XX14 as per the death certificate (xx). However, the updated title report states that the subject property is still vested in the name of the borrower xx. No reference to xx or her death."	* Settlement date is different from note date (Lvl 2) "Settlement date updated as XX/XX/XX14 as per the final HUD-1 which is different from the note date XX/XX/XX14."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.008%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance fails for TILA APR test as Loan data is 0.00%, Comparison data is 5.008% and Variance is -5.008%."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
																																																																																								* Initial Truth in Lending Disclosure is Missing (Lvl 2) "Initial TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80402397	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,232.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.227%	First	Final policy	Not Applicable	xx	XX/XX/XX17	$421,365.40	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated
XX/XX/xx05 with XXXX as nominee for xx. which was recorded on XX/XX/xx05.
The chain of assignment is completed as the subject mortgage is with the current assignee,
XXXX dated XX/XX/XX12.
Review of the updated title shows that there are active liens against subject property which are as follow.
1: There is junior mortgage against the borrower in the amount of xx and it was recorded on date XX/XX/xx05, in the favor of XXXX as nominee for xx.
2: There is Water Sewer  lien in the amount of xx and it was recorded on date XX/XX/XX07, in the favor of xx.
3: There is civil judgment in the amount of xx and it was recorded on date XX/XX/xx10, in the favor of xx.
4: There is civil judgment in the amount of xx and it was recorded on date XX/XX/XX11, in the favor of xx.
5: There is civil judgment in the amount of xx and it was recorded on date XX/XX/xx11, in the favor of xx.
Apart from this Review of the updated title report shows that there is a County taxes 1st Installment due in the amount of xx due on XX/XX/xx18 and County taxes 2nd Installment due in the amount of xx due on XX/XX/XX19. There is no delinquent tax found.
Review of updated payment history, the subject loan is currently delinquent for +11 months and
As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the original
Modification Agreement interest Rate and Term.

Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +11 months and
As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the original
Modification Agreement interest Rate and Term.
Review of the collection comment shows that the foreclosure was initiated and referred to attorney on xx. Comment datedXX/XX/XX18 shows that the sale was scheduled for xx. But foreclosure file was placed on hold due to borrower has filed bankruptcy under xx Case# xx. Latter on number of time sale date was postponed due to active bankruptcy. Recent comment datedXX/XX/XX18 shows that the sale date was postponed to xx which is future sale date there is no further comments available which states about this sale.
Foreclosure Comments:Review of the collection comment shows that the foreclosure was initiated and referred to attorney on xx. Comment datedXX/XX/XX18 shows that the sale was scheduled for xx. But foreclosure file was placed on hold due to borrower has filed bankruptcy under xx Case# xx. Latter on number of time sale date was postponed due to active bankruptcy. Recent comment datedXX/XX/XX18 shows that the sale date was postponed to xx which is future sale date there is no further comments available which states about this sale.
Bankruptcy Comments:xx has filed Bankruptcy under xx on xx with the case# xx & the plan was dismissed on xx. According to the xx plan, debtor shall pay xx monthly for 56 months and paid in the amount of xx for 57 to 60 months. POC was filed on xx and secured claim amount is xx with an arrearage amount of xx.	Loan modification agreement was made between the borrower and lender on XX/XX/XX17. The mod amortization type is Step is as follows,
1) The new modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx beginning on XX/XX/XX17 for 72 months, . The new principal balance is xx.
2) The new modified rate is 3.000 % and borrower promises to pay P&I in the amount of xx beginning on XX/XX/XX22 for 12 months, .
3) The new modified rate is 3.500 % and borrower promises to pay P&I in the amount of xx beginning on XX/XX/XX13 for 276 months.
     The new principal balance is xx. The interest bearing amount is xx and the maturity date is XX/XX/XX57. Reason for Modification is Financial Hardship.

Missing Required State Disclosures Missing Required Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX22   Variance: 1826 (Days)   Variance %:    Comment: As per mod step 1 date is XX/XX/XX17 however tape data shows XX/XX/XX22.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per mod step 1 rate is 2.000% however tape data shows 3.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX22   Tape Value: XXX/XX23   Variance: 365 (Days)   Variance %:    Comment: As per mod step 2 date is XX/XX/XX22 however tape data shows XX/XX/XX23.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.5%   Variance:    Variance %: -0.50%   Comment: As per mod step 2 rate is 3.000% however tape data shows 3.500%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 60%   Variance:    Variance %: 10.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 59%   Tape Value: 60%   Variance:    Variance %: -0.74%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: 000000011100000000011101   Variance:    Variance %:    Comment: As per payment history payment string is 432144444444 however tape data shows 000000011100000000011101.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 101110000000001110000000   Variance:    Variance %:    Comment: As per payment history payment string is 444444441234 however tape data shows 101110000000001110000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note property address is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there is a water/sewer lien is active against subject property in the favor of xx for the amount of xxx which was recorded onXX/XX/XX07. The subject property is located in xx. There is a risk of property getting foreclose due to unpaid liens. This can be cure by paying of the unpaid liens with delinquent interest or late charges."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position as there is a water/sewer lien is active against subject property in the favor of xx for the amount of xxx which was recorded onXX/XX/XX07. The subject property is located in xx. There is a risk of property getting foreclose due to unpaid liens. This can be cure by paying of the unpaid liens with delinquent interest or late charges."	* Recent Foreclosure Sale - Need Update (Lvl 3) "Review of the collection comment shows that the foreclosure was initiated and referred to attorney on xx. Comment datedXX/XX/XX18 shows that the sale was scheduled for xx. But foreclosure file was placed on hold due to borrower has foiled bankruptcy under xx Case# xx. Latter on number of time sale date was postponed due to active bankruptcy. Recent comment datedXX/XX/XX18 shows that the sale date was postponed to xx which is future sale date there is no further comments available which states about this sale. Currently borrower is in active bankruptcy."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is available in the loan file but it is not signed by the borrower."
* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX15 toXX/XX/XX18; however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX18 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located at "xx" state and this state requires following disclosures and all are missing from the loan file.

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer Recommendation Disclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 Settlement date is XX/XX/XX05 which is after note date XX/XX/XX05."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76903240	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$966.55	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$227,263.00	Not Applicable	3.625%	xx	XX/XX/XX10	Lower Payment	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on XX/XX/xx06 and was recorded on XX/XX/xx06, in the amount of xxx, with XXXX as nominee for xx.

The chain of assignment has been completed. The current assignment is from xx.

There is a junior mortgage active in the favor of XXXX as nominee for xx. in the amount of xx.

There is junior civil judgment active in the favor of xx in the amount of xx.

2019 Combined 2nd Installment have been due in the amount of xx.

2019 Combined 1st Installment have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 69 months. The last payment received on XX/XX/XX12, the payment applied date was 1XXX/XX12 and the next due date for payment is 1XXX/XX12. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 69 months. The last payment received on XX/XX/XX12, the payment applied date was 1XXX/XX12 and the next due date for payment is 1XXX/XX12. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on 1XXX/XX10 in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 3.625 % and borrower promises to pay P&I in the amount of xx beginning on 1XXX/XX10. The maturity date reflects per modification is 1XXX/XX36.

The reason for default is unemployment and decreased income. The subject property is occupied by the unknown party. The foreclosure was initiated and the file was referred to the attorney on xx. The complaint was filed on xx. The foreclosure sale was scheduled for xx. As per the comment dated XXX/XX18, the bid amount was xx.However, the foreclosure was put on hold as the bankruptcy dismissed on xx. No further details have been found.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.  The debtor shall pay to the trustee xxx0 for 36 months. There are no comments found for damage.
Foreclosure Comments:The foreclosure was initiated and the file was referred to the attorney on xx. The complaint was filed on xx. The foreclosure sale was scheduled for xx. As per the comment dated XXX/XX18, the bid amount was xx.However, the foreclosure was put on hold as the bankruptcy dismissed on XXX/XX18. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The debtor shall pay to the trustee xxx0 for 36 months.	According to the modification, the loan was modified on 1XXX/XX10 in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 3.625 % and borrower promises to pay P&I in the amount of xx beginning on 1XXX/XX10. The maturity date reflects per modification is 1XXX/XX36.	HUD-1 Closing Statement
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Origination Appraisal
Notice of Servicing Transfer
Loan Program Info Disclosure
Final Truth in Lending Discl.
Credit Application
Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: 1XXX/XX10 Tape Value:XX/XX/XX11 |---| 76 (Days) |----| Comment: As per modification doc date is 1XXX/XX10; however tape reflectsXX/XX/XX11. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note there is interest only period; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Not Applicable   Tape Value: 100%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 80%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: As per note P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 0000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 0000000000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file along with estimated hud-1 and itemization."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files.
Lead-Based Paint Disclosure
Mortgage Loan Application Disclosure
Carbon Monoxide Alarms
MA Smoke Detector Certificate
Notice of the Specific Reason for Denial of Credit
Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36194699	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$821.16	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$148,568.96	Not Applicable	3.625%	xx	XX/XX/XX16	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XXX/XX07 with lender XXXX as nominee for xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx which was recorded on xx.
1) There are two active IRS lien against borrower xx, first in the favor of xx which was recorded on XX/XX/xx15 for the amount of xx and second in the favor of xx which was recorded on XX/XX/xx17 for the amount of xx.
The annual combined taxes of 2018 due in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 6 months and next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB is reflected in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with the case #xx and the plan was confirmed on xx. The motion for relief from stay was filed on xx. According to the order confirming xx plan dated xx, the debtor shall pay xx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 6 months and next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB is reflected in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the modification agreement
The loan modification agreement was made onXX/XX/XX16 between borrower xx and lender xx. The borrower promises to make a monthly payment of xx with the interest rate of 3.625% beginning from 1XXX/XX16 to till maturity date 1XXX/XX56. The New Principal Balance stated in the modification is xx.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case #xx and the plan was confirmed on xx. The motion for relief from stay was filed on xx. According to order confirming xx plan dated xx, the debtor shall pay xx per month for the period of 60 months. The proof of claim was filed onXX/XX/XX18 with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down.

The loan modification agreement was made onXX/XX/XX16 between borrower xx and lender xx. The borrower promises to make a monthly payment of xx with the interest rate of 3.625% beginning from 1XXX/XX16 to till maturity date 1XXX/XX56. The New Principal Balance stated in the modification is xx.	Notice of Servicing Transfer HUD-1 Closing Statement Origination Appraisal Affiliated Business Disclosure Final Truth in Lending Discl. Credit Application Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 7 (Days) |----| Comment: The modification document is dated as XX/XX/XX16. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 100%   Variance:    Variance %:    Comment: Appraisl report is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 100%   Variance:    Variance %:    Comment: Appraisl report is missing from the loan file.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444444444   Tape Value: 110111101101100001010101   Variance:    Variance %:    Comment: The payment history string is 4444444444321.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444321   Tape Value: 101010100101101101101011   Variance:    Variance %:    Comment: The payment history string is 4444444444321.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The property address street is xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to Note document the property address is xx . However, the XXX report dated XX/XX/XX18 states that the property address is xx. There is difference between street suffix."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "There are two active IRS lien against borrower xx, first in the favor of xx which was recorded on XX/XX/XX15 for the amount of xx and second in the favor of xx which was recorded on XX/XX/XX17 for the amount of xx." xx										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66781637	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$921.14	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$524,973.34	$202,291.84	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage originated on 6XX/XX07 with “xx” and was recorded onXX/XX/XX07. The chain of assignment is complete. Last assignment from xx recorded onXX/XX/XX12. Two installments of annual county property taxes for the year 2018-19 were due on XX/XX/xx18 andXX/XX/XX19 both in the amount of xx. No prior years delinquent taxes found. One junior mortgage originated onXX/XX/XX07 is open on the subject property in the amount of xx which was recorded on xx.	The review of payment history as ofXX/XX/XX18 states that the borrower has been delinquent for 10 months and next payment due date is on 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for the due date 9XX/XX17. The current unpaid principal balance is in the amount of xx which was reflected in payment history.	Collections Comments:Loan is in active foreclosure. The review of payment history as ofXX/XX/XX18 states that the borrower has been delinquent for 10 months and next payment due date is on 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for the due date 9XX/XX17. The current unpaid principal balance is in the amount of xx which was reflected in payment history. The loan was modified with an effective date of 6XX/XX10 having principal balance xx to a step modification and the rate was starting from 2%. Borrower had promised to pay P&I in the amount of xx beginning on 6XX/XX10 with a new maturity date of 5XX/XX50. The rate changes in 4 steps ending at 5.000%. The servicing comment datedXX/XX/XX18 states that occupant of the subject property is unknown with no evidence of damages or repairs, hence unable to figure out the condition of the subject property. Available servicing comment and documents in file reveal that loan is in foreclosure since April 2018. Foreclosure was referred to on xx. Foreclosure complaint was filed on xx and the Lis Pendens was filed on the same date. Foreclosure was put on hold due to the bankruptcy on xx. Foreclosure hold was ended on xx since the bankruptcy case was dismissed on xx. xx (debtor) filed bankruptcy on xx under xx case number being xx. According to history of the case provided by PACER, the plan was filed on xx. However, the case was dismissed on xx based on non-compliance with §109(h). The case was terminated on xx. No prior years delinquent taxes found.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since April 2018. Foreclosure was referred to on xx. Foreclosure complaint was filed on xx and the Lis Pendens was filed on the same date. Foreclosure was put on hold due to the bankruptcy on xx. Foreclosure hold was ended on xx since the bankruptcy case was dismissed on xx.
Bankruptcy Comments:xx (debtor) filed bankruptcy on xx under xx case number being xx. According to history of the case provided by PACER, the plan was filed on xx. However, the case was dismissed on xx based on non-compliance with §109(h). The case was terminated onXX/XX/XX18.	The loan was modified with an effective date of 6XX/XX10 having principal balance xx to a step modification and the rate was starting from 2%. Borrower had promised to pay P&I in the amount of xx beginning on 6XX/XX10 with a new maturity date of 5XX/XX50. The rate changes in 4 steps ending at 5.000%.	Right of Rescission HUD-1 Closing Statement Credit Application Origination Appraisal	Field: Doc Date of Last Modification Loan Value: 6XX/XX10 Tape Value:XX/XX/XX11 |---| 300 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The interest only prriod period ? is yes.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 5XX/XX20   Tape Value: 5XX/XX50   Variance: 10957 (Days)   Variance %:    Comment: The Maturity Date is 5XX/XX20   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 5XX/XX10   Tape Value: 6XX/XX15   Variance: 1857 (Days)   Variance %:    Comment: The mod step 1 Date is 5XX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 5XX/XX15   Tape Value: 6XX/XX16   Variance: 397 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 5XX/XX16   Tape Value: 6XX/XX17   Variance: 396 (Days)   Variance %:    Comment: The mod step 3 date is 5XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: The mod 3 rate is 4.0%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444431   Tape Value: 000001000000110000000000   Variance:    Variance %:    Comment: The Payments history string is 444444444431.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 134444444444   Tape Value: 000000000111000000100000   Variance:    Variance %:    Comment: The payment history string reversed is 134444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.63%   Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."
* Payment History is not Complete (Lvl 3) "Latest payment history is available fromXX/XX/XX15 to XXX/XX18. However, we required latest 12 months payment history. Payment history is missing from 4XX/XX18 toXX/XX/XX18."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to be confirmed."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Application Missing (Lvl 2)     "The Final 1003 (Application)  is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal at the origination is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81852694	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,012.30	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$435,838.94	$165,832.67	2.000%	xx	XX/XX/XX10	Financial Hardship	Per the Updated Title Report dated XX/XX/xx18, the subject mortgage is in 1st lien position. The Chain of Assignment is complete.
There is a xx, IRS Lien, and Civil Judgment of record.
- State Tax Lien with the xx for xx recorded XXX/XX09.
- IRS Lien with the xx for xx recorded XXX/XX09.
- Civil Judgment with the xx for xx recorded XXX/XX09.
The Annual Tax Amount is xx.
The 2018-2019 County 1st half taxes are due by XX/XX/xx18 for xx.
The 2018-2019 County 2nd half taxes are due byXX/XX/XX19 for xx.
The loan is currently delinquent and due for the 1XXX/XX17 payment. The last payment was received on 8XX/XX18 in the amount of xx and was applied to the September 2017 payment. The current UPB per the tape minus the deferred balance from the loan modification is xx and the deferred balance is xx.	Collections Comments:The loan is currently delinquent, in Bankruptcy, on Foreclosure hold, and due for the 1XXX/XX17 payment. The last payment was received on 8XX/XX18 in the amount of xx and was applied to the September 2017 payment. The current UPB per the tape minus the deferred balance from the loan modification is xx and the deferred balance is xx.

The loan was modified with an effective date of XXX/XX10 with a new principal balance of xx of which xx is the deferred amount with an interest bearing amount of xx where a step rate is being charged starting at 2% with a P&I payment of xx beginning XXX/XX10 then steps up to 3%, then 4%, and ends at 5% with the XXX/XX17 payment and a P&I of xx for the remaining term until maturity date of XXX/XX50.

RFD provided 6XX/XX18 reflects Reduction in income, increase in housing expenses, and long-term or permanent disability.  Borrower is applying for Loss Mitigation options and as of 6XX/XX18, docs were received for a workout however were incomplete.

Foreclosure proceedings began xx and the Complaint was filed xx.  Judgment was entered on xx.  The Notice of Trustee's Sale provided with the updated title report, reflects the Foreclosure Sale is scheduled for xx.  The Sale was cancelled and Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx.  The Bankruptcy was Dismissed xx and Terminated xx.  A new Foreclosure Sale date was scheduled for xx however, the Foreclosure was again placed on hold due to the borrower filing Bankruptcy on xx.

Active xx Bankruptcy case# xx.  The Confirmation Hearing is scheduled for xx.  Schedule D of the Voluntary Petition reflects the amount of claim as xxk with a value of collateral as xx,927 leaving xxnsecured portion.  The POC dated xx reflects the claim amount xx with arrears totaling xx.  The xx Plan reflects the debtor to pay xx/month for 60 months totaling xxrior Bankruptcy case# xx and was Dismissed xx and Terminated on xx.

No indication of any damages per the servicing comments provided.
Foreclosure Comments:Foreclosure proceedings began xx.  Judgment was entered on xx.  The Notice of Trustee's Sale provided with the updated title report, reflects the Foreclosure Sale is scheduled for xx.  The Sale was cancelled and Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx.  The Bankruptcy was Dismissed 5XX/XX18 and TerminatedXX/XX/XX18.  A new Foreclosure Sale date was scheduled for xx however, the Foreclosure was again placed on hold due to the borrower filing Bankruptcy onXX/XX/XX18.
Bankruptcy Comments:Active xx Bankruptcy case# xx. The Confirmation Hearing is scheduled forXX/XX/XX19. Schedule D of the Voluntary Petition reflects the amount of claim as xxk with a value of collateral as xx,927 leaving xxnsecured portion. The POC dated xx reflects the claim amount xx with arrears totaling xx. The xx Plan reflects the debtor to pay xx/month for 60 months totaling xxrior Bankruptcy case# xx and was Dismissed xx and Terminated on xx.	The loan was modified with an effective date of XXX/XX10 with a new principal balance of xx of which xx is the deferred amount with an interest bearing amount of xx where a step rate is being charged starting at 2% with a P&I payment of xx beginning XXX/XX10 then steps up to 3%, then 4%, and ends at 5% with the XXX/XX17 payment and a P&I of xx for the remaining term until maturity date of XXX/XX50.	Right of Rescission
Final Truth in Lending Discl.
Missing Required State Disclosures
Missing Dicsloures
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Loan Program Info Disclosure
Notice of Servicing Transfer
Credit Application
Origination Appraisal
Document Showing a Index Numerical Value
HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: XXX/XX10 Tape Value:XX/XX/XX10 |---| 116 (Days) |----| Comment: Per the loan modification, the effective date was XXX/XX10. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Note at origination has a 60 month Interest Only Period.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX15   Variance: 1826 (Days)   Variance %:    Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX15   Tape Value: XXX/XX16   Variance: 365 (Days)   Variance %:    Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX16   Tape Value: XXX/XX17   Variance: 366 (Days)   Variance %:    Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: Per the loan modification.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The Note at origination did not reflect the post interest only P&I payment.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000111011000000000001   Variance:    Variance %:    Comment: Payment History String is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000000110111000000   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.61%   Comment: The Principal Balance per the loan modification is xx of which xx is deferred and xx is the interest bearing amount.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Lower rate or term Variance: Variance %: Comment: Final application is missing from the loan file. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. However, estimated HUD-1 and itemization is missing from the loan file."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
Impound Account Disclosure,Cosigner Notice, Private Mortgage Insurance Disclosure, Earthquake Disclosure forCondominiums, Hazard Insurance Disclosure, Insurer RecommendationDisclosure, CA Fair Lending Notice, Anti-Tying Disclosure, Privacy Notice, Application for Credit-Married Persons, Fair Debt Collection Notice."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "Per the Updated Title Report dated XX/XX/XX18, there is a State Tax Lien with the State of California for xx recorded XXX/XX09."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Per the Updated Title Report dated XX/XX/XX18, there is an IRS Lien with the Department of the Treasury - Internal Revenue Service for xx recorded XXX/XX09."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "The subject Note at origination is an Interest Only Adjustable Rate Note. Unable to determine the Operative Index Value used by the lender at origination."	* NPL - Current balance lower than the tape balance by more than 25% (Lvl 1) "The current UPB per the tape of xx,172, minus the deferred balance from the loan modification of xx, leaves a current UPB xx. The deferred balance was captured in a different field than the UPB causing the discrepancy."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31749413	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Hawaii	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$849.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$428,141.17	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated onXX/XX/XX07 and which was recorded onXX/XX/XX07 in the amount of xx with xx.
The chain of assignment has not been completed.  Currently, the mortgage is with xx.
No active liens and judgments against the borrower.
Combine taxes 1st installment paid for the year 2018 in the amount of xx onXX/XX/XX18.
Combine taxes 2nd installment is due for the year 2018 in the amount of xx onXX/XX/xx19.
The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received on 4XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. the borrower had filed bankruptcy under xx with the case# xx and The xx plan was confirmed on xx The proof of claim was filed on xx, the POC amount is xx and the arrearage amount is xx. the debtor shall pay P&I to the trustee in the amount of xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The case is at the stage of awaiting Trustee’s report. The last date of filing is 1XXX/XX18. There is no comment indicating a cramdown.
As per the servicing comment dated 8XX/XX18, the subject property is occupied by the unknown party. No details have been found related to the property condition and damage to the property.
The borrower’s intention is to keep the property.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received on 4XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
This Step modification agreement was signed between the borrower xx and the lender xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX10 to till maturity date 5XX/XX45. There is no provision for the balloon payment.
The latest property inspection report is not available in the loan file to determine current property condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx and The xx plan was confirmed on xx The proof of claim was filed on xx, the POC amount is xxand the arrearage amount is xx. the debtor shall pay P&I to the trustee in the amount of xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. The case is at the stage of awaiting Trustee’s report. Last date of filing is 1XXX/XX18. There is no comment indicating a cramdown.	This Step modification agreement was signed between the borrower xx and the lender xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX10 to till maturity date 5XX/XX45. There is no provision for the balloon payment.
Right of Rescission Credit Application Notice of Servicing Transfer HUD-1 Closing Statement Affiliated Business Disclosure Origination Appraisal Final Truth in Lending Discl.	Field: Doc Date of Last Modification Loan Value: XX/XX/XX10 Tape Value: XX/XX/XX10 |---| 27 (Days) |----| Comment: As per the modification agreement date of last modification is XX/XX/XX10. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not used for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the note the loan has 120 months of interest only period.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 1XXX/XX15   Variance: 1826 (Days)   Variance %:    Comment: As per the modification agreement the mod step 1 date is 1XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per the modification agreement the mod step 1 rate is 2.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 1XXX/XX16   Variance: 366 (Days)   Variance %:    Comment: As per the modification agreement the mod step 2 date is 1XXX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per the modification agreement the mod step 2 rate is 3.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX17   Variance: 365 (Days)   Variance %:    Comment: As per the modification agreement the mod step 3 date is 1XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.4%   Variance:    Variance %: -0.38%   Comment: As per the modification agreement the mod step 3 rate is 4.00%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: As per the note original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 000000101001101100111000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444444443214. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 000111001101100101000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 412344444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Lower rate or term Variance: Variance %: Comment: Did not used for review.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."
* Payment History is not Complete (Lvl 3)     "Payment history is available from 4XX/XX15 toXX/XX/XX18, however, latest 12 months payment history is required. The payment history is missing from 8XX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31482761	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,578.30	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Unavailable	Unavailable	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Unavailable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$351,558.28	Not Applicable	3.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/XX08 with XXXX as nominee for xx.
The chain of assignment had been completed as currently the assignment is with xx.
Active Judgments and Liens;
1) Civil Judgment found pending against the borrower xx recorded on XX/XX/XX10 in the amount of xx which is in the favor of xx.
2) Civil judgment found pending against the borrower xx recorded on XX/XX/XX10 in the amount of xx which is in the favor of xx.
3) Hospital, medical or attorney lien found pending against the borrower xx recorded on XX/XX/xx14 in the amount of xx which is in the favor of xx
4) One more Hospital, medical or attorney lien found pending against the borrower xx recorded on XX/XX/XX17 in the amount of xx which is in the favor of xx.
Property Tax Status;
1) 2017-2018 county annual taxes had been paid in the amount of xx.
2) 2018-2019 1st installment county taxes are due in the amount of xx till XX/XX/xx18.
3) 2018-2019 2nd installment county annual taxes are due in the amount of xx till XX/XX/XX19.
Review of updated title report dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 6 months are currently 6 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as tape data is in the amount of xx. The current interest rate is 3.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX17.	Collections Comments:Collection comments available from XX/XX/XX12 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 6 months are currently 6 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as tape data is in the amount of xx. The current interest rate is 3.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX17.
The borrower agree to pay the UPB of xx with interest rate of 3.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX16  and ends with the maturity date of XX/XX/XX56.
The loan was perviously modified in the year 2009. The same modification agreement is located at (xx)
Collection comment datedXX/XX/XX17 shows that the foreclosure was referred to attorney on XX/XX/XX17. The collection comment dated XX/XX/XX18 shows that foreclosure sale date was changed from XX/XX/XX18 to XX/XX/XX18; however, foreclosure process was put on hold due to active bankruptcy.
The borrower xx had filed bankruptcy under xx with case#xx. The plan has not been confirmed yet.
Collection comment dated XX/XX/XX18 shows that subject property is occupied by the unknown party and unknown condition; however, there is no comment indicating damages or repairs.
Foreclosure Comments:Collection comment datedXX/XX/XX17 shows that the foreclosure was referred to attorney on XX/XX/XX17. The collection comment dated XX/XX/XX18 shows that foreclosure sale date was changed from xx to XX/XX/XX18; however, foreclosure process was put on hold due to active bankruptcy.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case#xx. The plan has not been confirmed yet.
The POC was filed on xx in the POC amount of xx with arrearage in the amount of xx.
As per amended xx plan the debtor shall pay to trustee xx each month for 1 to 7 months & xx each month for 8 to 60 months.	Loan Modification agreement was made between borrower “xx” with “xx.” on effective date XX/XX/XX17.
The borrower agree to pay the UPB of xx with interest rate of 3.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX16  and ends with the maturity date of XX/XX/XX56.
The loan was perviously modified in the year 2009. The same modification agreement is located at (xx)	Credit Application Final Truth in Lending Discl. Origination Appraisal HUD-1 Closing Statement Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: XXX/XX16 Tape Value: 4XX/XX16 |---| 31 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX17   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 95%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 95%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111011000000011111111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111110000000110111111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Unavailable   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Unavailable   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX17 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And estimated HUD-X/Fee itemization/GFE are also not available in the loan file."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3979762	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,631.99	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	90.593%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX10	$434,968.61	Not Applicable	2.375%	xx	XX/XX/XX10	Financial Hardship	As per the updated title report dated XX/XX/xx18, the subject mortgage is in the first lien position recorded on XX/XX/XX06 in the amount of xx,350 and in the favor of xx.
Active Judgments and Liens
There is credit card Judgment recorded on xx in the amount of xx and in the favor of xx.
There is a Credit card Judgment recorded on xx in the amount of xx and in the favor of xx.
There is a Credit card Judgment recorded on xx in the amount of xx and in the favor of xx.
There is a Credit card Judgment recorded on xx in the amount of xx and in the favor of xx.
2017 taxes are paid in the amount of xx.
As per the payment history, the current UPB is xx, the last payment has been made on XX/XX/XX18 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 17 months behind his scheduled payments.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy, Foreclosure has been referred to attorney on xx and complaint has been filed on xx, Borrower filed xx bankruptcy on xx and plan has been confirmed on xx. As per the POC dated XX/XX/XX16 the secured claim amount is xx and amount of arrears is xx, As per the Schedule -D of the Voluntary Petition the unsecured amount is xx out of the claim amount of xx. As per the plan borrower shall pay to trustee xx per month for 5 months , then xx per month for 2 months, then xx per month for the remaining 53 months for the base amount of xx.
As per the payment history, the current UPB is xx, the last payment has been made on XX/XX/XX18 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 17 months behind his scheduled payments.

Foreclosure Comments:Foreclsoure has been referred to attorney on xx and complaint has been filed on xx, currently the loan is in active bankruptcy.
Bankruptcy Comments:Borrower filed xx bankruptcy on xx and plan has been confirmed on xx. As per the POC dated xx the secured claim amount is xx and amount of arrears is xx, As per the Schedule -D of the Voluntary Petition the unsecured amount is xx out of the claim amount of xx. As per the plan borrower shall pay to trustee xx per month for 5 months , then xx per month for 2 months, then xx per month for the remaining 53 months for the base amount of xx.	The modification agreement has been made on XX/XX/XX10 between (Borrower) xx and the (Lender) xx.
The new principal balance amount is xx to be paid at the rate of interest of 2.375% and P&I of xx with payment starting from XX/XX/XX10 till maturity date of XX/XX/XX36.
Final Truth in Lending Discl. Right of Rescission Credit Application Title Evidence	Field: Doc Date of Last Modification Loan Value: 7XX/XX10 Tape Value:XX/XX/XX10 |---| 29 (Days) |----| Comment: The loan has been modified on XX/XX/XX10.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: -0.22%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: -0.22%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100110010101100100010110   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011010001101101010001001   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: XXXX   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy along with commitment and preliminary is missing in the loan files."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the Schedule -D of the Voluntary Petition the unsecured amount is xx out of the claim amount of xx.	* DTI > 60% (Lvl 2) "The total income is xx and total expenses are in the amount of xx."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance fails for TILA APR test as Loan data is 0.00%, Comparison data is 4.160% and Variance is -4.160%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test. The annual percentage rate (APR) is 4.160%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Right of Rescission missing or unexecuted (Lvl 2)     "Origination ROR is missing in the loan files."
* Application Missing (Lvl 2)     "Final loan application along with transmittal is missing in the loan files, however updated the screen as per the Initial application found at LOC :(5962962_6122_0077058087)"
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value due to missing documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:Full appraisal	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71165081	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,673.55	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$76,887.00	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	132.860%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on XX/XX/xx06 and was recorded on XX/XX/xx06, in the amount of xxx, with XXXX as nominee for xx.

The chain of assignment has been completed. The current assignment is from xx.
There are numerous civil judgments, IRS liens and state tax liens active against the borrower and all are recorded on XXX/XX08. We are unable to determine the liens and judgments which are given on xx. However the SSN # is matching on BKY category but unable to determine the lien type of the BKY is it state tax lien or IRS lien. Hence these judgments not updated in updated title screen.

2018-19 County taxes have been due in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 34 months. The last payment received onXX/XX/XX16, the payment applied date was 9XX/XX15 and the next due date for payment is 1XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in collection. The borrower is currently delinquent for 34 months. The last payment received onXX/XX/XX16, the payment applied date was 9XX/XX15 and the next due date for payment is 1XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. This is conventional fixed rate mortgage with P&I of xx with the rate of interest 6.00% and a maturity date of XXX/XX36. The P&I as per payment history tape data is the xx and the rate of interest is 5.250%. However, there is an increased in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the modification document date isXX/XX/XX16 and the loan has been modified with a modified principal balance of xx.The P&I of modification is xx and interest rate is 5.250%.However, the modification document is not found in the loan file.
The reason for default is unemployment and decreased income. The subject property is occupied by the unknown party. The comment dated 1XXX/XX16 states that the property had damage and unable to determine the nature of damage. However the borrower’s intention is not to repair property.
The foreclosure was initiated and unable to determine the referral date. The complaint was filed on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.
According to the PACER, the borrower had filed bankruptcy under chapter-11 with the case# xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. However the bankruptcy case has been discharged onXX/XX/XX18. As per the comment dated XX/XX/XX14 states that the review cramdown completed on XX/XX/XX14. The comment dated 1XXX/XX15 states that the BK cramdown completed. However the UPB not reduced.
Foreclosure Comments:The foreclosure was initiated and unable to determine the referral date. The complaint was filed on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX12. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-11 with the case# xxx. The POC was filed onXX/XX/XX13, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. However the bankruptcy case has been discharged on xx.	Not Applicable	Origination Appraisal Right of Rescission Final Truth in Lending Discl.	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value:XX/XX/XX16 |---| |----| Comment: The modification is missing from the loan file; however tape reflects tape asXX/XX/XX16. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: The modification is missing from the loan file; however tape reflects tape amortization type as fixed..&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX54   Variance:    Variance %:    Comment: As per modification maturity date is unavailable; however tape reflects XXX/XX54.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 4XX/XX14   Variance:    Variance %:    Comment: The modification is missing from the loan file; however tape reflects tape first payment date as 4XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 5.3%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Not Applicable   Tape Value: 66%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 66%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: &#xxD; As per payment history string is 44444444444; however tape reflects 0000000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: &#xxD; As per payment history reversed string is 44444444444; however tape reflects 0000000000000000.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Home improvement Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "xx (Debtor/borrower) had filed relief under Ch-111 bankruptcy case# xx and proposes a plan on XX/XX/XX13 in which debtor lists subject creditor FNMA as a secured creditor with total secured claim of xx. Subject creditor filed Proof of Claim on xx in which they asserts secured claim in the amount of xx. On 7XX/XX13 court had filed order to setting the value of collateral (xx) in which court states that the subject property is valued at xx and creditor will only have secured claim equal to property value which means FNMA will have only xx as secured and xx as unsecured claim. However on XX/XX/XX15 debtor and creditor entered into a Stipulation (xx) in which the both parties have agreed that FNMA will have xx as secured claim and remaining xx will treated as general unsecured claim. Stip agreement also states that GUC is payable under the plan but we are unsure whether creditor get its total GUC repaid over time."	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 toXX/XX/XX18. However, we require the latest 12 months’ payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.110%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Property Damage (Lvl 2)     "The comment dated 1XXX/XX16 states that the property had damage and unable to determine the nature of damage. However the borrowers intention is not to repair property."
* Settlement date is different from note date (Lvl 2)     "As per note loan originated onXX/XX/XX06 and the hud-1 settlement date isXX/XX/XX06. Which is different from note date."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. However the bankruptcy case has been discharged onXX/XX/XX18."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL Loan Data 0.000% Comparison Data 5.110% Variance -5.110%"
* DTI > 60% (Lvl 2)     "According to final loan application, the borrower monthly income is xx and total monthly debt is in the amount of xx, hence the DTI is exceeding 60%."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Active Judgment Against Borrower (Lvl 2)     "As per the updated title report dated XX/XX/XX18, there are numerous civil judgments, IRS liens and state tax liens active against the borrower and all are recorded on XXX/XX08. We are unable to determine the liens and judgments which are given on xx. However the SSN # is matching on BKY category but unable to determine the lien type of the BKY is it state tax lien or IRS lien. Hence these judgments not updated in updated title screen."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10608275	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$343.85	$687.70	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.014%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$93,248.06	$12,403.06	4.625%	xx	XX/XX/XX14	Financial Hardship	The updated title report dated XX/XX/xx18 reflects the subject mortgage is in 1st lien position. The Chain of Assignment is complete with the latest assigned to xx recorded 9XX/XX10.
There are 8 State Tax Liens with the State of Indiana totaling xx and 2 Civil Judgments of record.
- State Tax Lien for xx recordedXX/XX/XX10.
- 2 State Tax Liens each for xx both recordedXX/XX/xx12.
- State Tax Lien for xx recordedXX/XX/xx13.
- State Tax Lien for xx recordedXX/XX/XX17.
- State Tax Lien for xxxx recordedXX/XX/XX17.
- State Tax Lien for xx recordedXX/XX/XX18.
- State Tax Lien for xx recorded XX/XX/xx18.
- Civil Judgment with A Wheeler for xxx6 recorded 4XX/XX08.
- Civil Judgment with xx for xxx2 recorded XX/XX/xx12.
The Annual Tax Amount is xx.
The 2017-2018 Combined 1st half taxes were paid on 5XX/XX18 for xx.
The 2017-2018 Combined 2nd half taxes were due by 1XXX/XX18 for xx.	The loan is currently delinquent and due for the 7XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was added with suspense funds for xxx to apply the June 2017 payment. The current UPB per the tape data is in the amount of xx.	Collections Comments:The loan is currently delinquent, in Bankruptcy, on Foreclosure hold, and due for the 7XX/XX17 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was added with suspense funds for xxx to apply the June 2017 payment. The current UPB per the tape data is in the amount of xx.

The loan has been modified 3 times since origination.  The loan modification effective dates are 9XX/XX10,XX/XX/XX12, with the latest onXX/XX/XX14.  The new principal balance was xx of which xx is deferred and xxx45 is the interest bearing amount in which a fixed rate of 4.625% is charged with a P&I payment of xx beginning 5XX/XX14 until maturity date of 4XX/XX54.

Foreclosure proceedings began xx and the Complaint was filed onxx.  Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx.

Active xx Bankruptcy case# xx and the Plan was confirmed xx.  The POC was filed xx with a claim amount of xx and arrears totaling xx.  Schedule D of the Bankruptcy Voluntary Petition dated 1XXX/XX17 reflects the amount of claim as xx with the value of collateral as xx leaving an unsecured portion for xxThe Amended Plan datedXX/XX/XX18 reflects the debtor shall pay xx monthly for 56 months for a total amount of xxoreclosure Comments:Foreclosure proceedings began xx and the Complaint was filed on xx.  Foreclosure was placed on hold due to the borrower filing Bankruptcy on xx.
Bankruptcy Comments:Active xx Bankruptcy case# xx and the Plan was confirmed xx. The POC was filed xx with a claim amount of xx and arrears totaling xx. Schedule D of the Bankruptcy Voluntary Petition dated 1XXX/XX17 reflects the amount of claim as xx with the value of collateral as xx leaving an unsecured portion for xxThe Amended Plan datedXX/XX/XX18 reflects the debtor shall pay xx monthly for 56 months for a total amount of xxxx0.	The loan has been modified 3 times since origination. The loan modification effective dates are 9XX/XX10,XX/XX/XX12, with the latest onXX/XX/XX14. The new principal balance was xx of which xx is deferred and xxx45 is the interest bearing amount in which a fixed rate of 4.625% is charged with a P&I payment of xx beginning 5XX/XX14 until maturity date of 4XX/XX54.	Affiliated Business Disclosure Missing Dicsloures Notice of Servicing Transfer Initial Escrow Acct Disclosure Origination Appraisal	Field: Doc Date of Last Modification Loan Value:XX/XX/XX14 Tape Value: 4XX/XX14 |---| 11 (Days) |----| Comment: The loan was modified 3 times since origination with the latest loan mod effective dateXX/XX/XX14. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110111010100000000001111   Variance:    Variance %:    Comment: Payment History String is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111100000000001010101011   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.15%   Comment: The latest loan modification reflects the new principal balance is xx which consists of the deferred balance and the interest bearing amount of xx Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Active xx Bankruptcy case# xx and the Plan was confirmed xx. Schedule D of the Bankruptcy Voluntary Petition dated 1XXX/XX17 reflects the amount of claim as xx with the value of collateral as xx leaving an unsecured portion for xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business form disclosure is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "Per the Updated Title Report dated XX/XX/XX18, there are 8 State Tax Liens with the State of Indiana totaling xx.  The State Tax Liens are as follows:
- State Tax Lien for xx recordedXX/XX/XX10.
- 2 State Tax Liens each for xx both recordedXX/XX/XX12.
- State Tax Lien for xx recordedXX/XX/XX13.
- State Tax Lien for xx recordedXX/XX/XX17.
- State Tax Lien for xxxx recordedXX/XX/XX17.
- State Tax Lien for xx recordedXX/XX/XX18.
- State Tax Lien for xx recorded XX/XX/XX18."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "The 2017-2018 Combined 2nd half taxes were due by 1XXX/XX18 for xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Indiana license validation test."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test.
IN License Validation Test: FAIL
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60294260	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,666.46	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.637%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX14	$311,377.91	Not Applicable	6.125%	xx	XX/XX/XX14	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on XXX/XX07 with the lender xx.
The chain of the assignment has been complete. The latest assignment is from, xx.
There is junior mortgage which was originated on XXX/XX07 with the lender xx which was recorded on XXX/XX07 in the amount of xx.
No judgment and liens were open against the borrower.
The 2018 county 2nd installment taxes are due on 1XXX/XX18 in the amount of xx.
The 2018 county 1st installment taxes are paid onXX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 15 months and the next due date for payment is 5XX/XX17. The last payment received date is 9XX/XX17 which was applied on 9XX/XX17 it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2014.

Collections Comments:The loan is currently inactive in Bankruptcy and next due date for payment is 5XX/XX17. The last payment received date is 9XX/XX17 which was applied on 9XX/XX17 it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2014.
 Unable to determine reason for default.
The loan has been modified only once since origination with an effective date XXX/XX14, between the borrower “xx” and the lender xx The borrower promises to make a monthly payment of xx with the rate of interest 6.125%, beginning from XXX/XX14 till the maturity date XXX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx. The sale was schedule on xx.However it was put on hold due to borrower filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. No further details found about foreclosure.
The borrower had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on xx with the POC amount xx and the amount of arrearage is xx.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XXX/XX16. The complaint was filed onXX/XX/XX16. The sale was schedule onXX/XX/XX16.However it was put on hold due to borrower filed bankruptcy under xx with the case# xx onXX/XX/XX16 and the plan was confirmed onXX/XX/XX16. No further details found about foreclosure.

Bankruptcy Comments:According to the PACER, the borrower xx” had filed bankruptcy under xx with the case# xx onXX/XX/XX16 and the plan was confirmed onXX/XX/XX16. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on 9XX/XX16 with the POC amount xx and the amount of arrearage is xx.

The Loan modification agreement was made on XXX/XX14, between the borrower “xx” and the lender “xx”The borrower promises to make a monthly payment of xx with the rate of interest 6.125%, beginning from XXX/XX14 till the maturity date XXX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.

Missing Required State Disclosures Affiliated Business Disclosure Final Truth in Lending Discl. Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XXX/XX14 Tape Value: XXX/XX14 |---| 3 (Days) |----| Comment: As per Mod the last mod date is XXX/XX14. However, tape reflects XXX/XX14. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 77%   Tape Value: 100%   Variance:    Variance %: -23.09%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 76%   Tape Value: 75%   Variance:    Variance %: 0.85%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101111111011110000000000   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects 1011111111111110111111110000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000000111110111111101 Variance: Variance %: Comment: As per Payment History, the String Reversed is 444444444444. However, tape reflects 000000001111011111111111101.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The available payment history is from date 4XX/XX15 toXX/XX/XX18 is incomplete. However, we require the last 12 months payment history. The payment history is missing from date toXX/XX/XX18 toXX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.232%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
Loan Data is 0.00%, Comparison Data is 6.232%; hence, variance is -6.232%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in VA state. The following state disclosure is missing from the loan file.
VA Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
Affiliated Business Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA APR test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38545881	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,612.84	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Yes	xx	xx	20.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.477%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$194,373.42	$16,008.42	4.625%	xx	XX/XX/XX12	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, states that the subject mortgage was originated on XX/XX/XX07 in the amount of xxx000.00 with XXXX as nominee for xx recorded on XX/XX/XX07.  The chain of assignment has not been reported and currently, the assignment should be with the xx. Recorded on XX/XX/XX13.
There is a hospital lien recorded on XX/XX/xx13 in the amount of xx which is in the favor of xx
The 2018-19 utility installment taxes have been due.
The 2018-2019 city taxes have been due in the amount of xx; however, no prior delinquent taxes have been found.

The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 7 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is XXX/XX18. As per collection comments, the reason for default is unable to determine.
The loan was modified onXX/XX/XX12, As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.625 % and P&I of xx. The payments were started from 8XX/XX12 and the maturity date will be 7XX/XX52.
This modification agreement does not contain balloon provision.
No foreclosure activity found.
The borrower had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. POC was filed by xx on xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in a voluntary petition dated XX/XX/XX13 shows the amount of claim without deducting the value of the collateral is xx and value of collateral that support this claim is xx. Unsecured portion is xxccording to the order confirmed xx plan dated on XX/XX/XX13, the debtor shall pay to trustee xx monthly for 60 months.
As per collection comments, the property occupancy and the condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx and the plan was confirmed on xx. POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in a voluntary petition dated XX/XX/XX13 shows the amount of claim without deducting the value of the collateral is xx,865 and value of collateral that support this claim is xx. Unsecured portion is xxccording to the order confirmed xx plan dated on XX/XX/XX13, the debtor shall pay to trustee xx monthly for 60 months.	This modification agreement was made onXX/XX/XX12 between the lender and the borrower.
 As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.625 % and P&I of xx. The payments were started from 8XX/XX12 and the maturity date will be 7XX/XX52.
This modification agreement does not contain balloon provision.
Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure Final Truth in Lending Discl. Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX12 Tape Value:XX/XX/XX12 |---| 8 (Days) |----| Comment: Did not use for review. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note there is a interest only period.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xxX   Variance %: 0.04%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.30%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110000000001111111111110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011111111111100000000011   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.09%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address Street as: xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX18 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx. Unsecured portion is xx; however, no comments reporting the cram down."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.864%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Result FAILLoan Data 0.000% Comparison Data 8.300% Variance -8.300%"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia State. The following disclosures are missing from the loan file:
VA Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
																																																																																								Copy of Appraisal or Statement of Appraised Value."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77845968	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,638.52	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.590%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/xx06 with xx, Which was recorded on XX/XX/xx06.Chain of assignment of assignment has been completed. Currently, the mortgage is with xx. ,Which was recorded XX/XX/xx17.There is a two junior Civil Judgment in the amount of xx in the favor of xx .2017 Combined taxes have been paid in the amount of xx recorded XX/XX/xx17 and 2018 combined taxes have been paid in the amount of xx recorded XX/XX/xx18.
First junior credit card judgment found in the favor of xx in the amount of xx which was recorded on XX/XX/XX13.
Second junior judgment found in the favor of xx in the amount of xx which was recorded on XX/XX/xx17
The 2017 annual taxes are paid in the amount ofxx.
There are no delinquent taxes are found.	As per the review of the payment history, the borrower has been delinquent for 15 months and next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx and interest rate 6.500%. which was applied for 4XX/XX17. The UPB as per tape is xx.	Collections Comments:Available servicing comments from 1XXX/XX12 till 1XXX/XX18 states the loan is in active bankruptcy under xx with the case # xx, foreclosure was put on hold and payments are 15 months delinquent. the loan was reviewed for Mod. Options. No recent contact was made with the borrower and the loan is still under the review of modification. No further details regarding the foreclosure were found. Borrower ability to be poor and property is owner occupied.
As per the review of the payment history, the borrower has been delinquent for 15 months and next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX18 in the amount xx and interest rate 6.500%. which was applied for 4XX/XX17. The UPB as per tape is xx.

The foreclosure was initiated and referred to an attorney on xx; sale scheduled was not for set. However, the borrower xx had filed bankruptcy under xx with the case # xx and foreclosure was put on hold there is no more information for foreclosure.

The borrower xx had filed bankruptcy under xx with the case # xx.The plan was confirmed on XX/XX/XX18. The POC was filed on xx  with its amount xx and the arrearage amount is xx.Voluntary petition filed on XX/XX/XX  shows market Value of Property Subject to Lien amounts xx, amount of claim xx and unsecured portion xx As per xx amended plan dated XX/XX/XX,Debtor shall pay to the trustee xx monthly for months 1-2 and xx monthly for months 3-5, and xx for months 6-7, xx monthly for months 8-9, and xx for months 10-60. The motion for relief from stay was filed on XX/XX/XX, Debtor has paid to Creditor, xx, which represents the monthly mortgage payments for January 2018 through and including May 2018 in the amount of xx each, a partial payment for June 2018 in the amount of xx. Creditor acknowledges receipt of said payment in the amount of xx.

As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on XX/XX/XX06 with xx, Which was recorded on XX/XX/XX06.Chain of assignment of assignment has been completed. Currently, the mortgage is with xx. ,Which was recorded XX/XX/XX17.There is a two junior  Civil Judgment  in the amount of xx in the favor of xx.2017 Combined taxes have been paid in the amount of xx recorded XX/XX/XX17 and 2018 combined taxes have been paid in the amount of xx recorded XX/XX/XX18.
First junior credit card judgment found in the favor of xx in the amount of xx which was recorded on XX/XX/XX13.
Second junior judgment found in the favor of xx in the amount of xx which was recorded on XX/XX/XX17
The 2017 annual taxes are paid in the amount ofxx.
There are no delinquent taxes are found.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx; sale scheduled was not for set. However, the borrower xx had filed bankruptcy under xx with the case # xx and foreclosure was put on hold there is no more information for foreclosure.
Bankruptcy Comments:The borrowerxx had filed bankruptcy under xx with the case # xx.The plan was confirmed on xx. The POC was filed on xx with its amount xx and the arrearage amount is xx.Voluntary petition filed on XX/XX/XX shows market Value of Property Subject to Lien amounts xx amount of claim xx and unsecured portion xx As per xx amended plan dated xx,Debtor shall pay to the trustee xx monthly for months 1-2 and xx monthly for months 3-5, and xx for months 6-7, xx monthly for months 8-9, and xx for months 10-60. The motion for relief from stay was filed on XX/XX/XX, Debtor has paid to Creditor, xx, which represents the monthly mortgage payments for January 2018 through and including May 2018 in the amount of xx each, a partial payment for June 2018 in the amount of xx. Creditor acknowledges receipt of said payment in the amount of xx.	Not Applicable	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Missing Required State Disclosures Missing Required Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per tape data does lender G/L require MI is no however according to collection comment it is not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX26   Variance:    Variance %:    Comment: As per tape data mod maturity date is 1XXX/XX26 however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per tape data original appraised value is xx however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 49%   Tape Value: 49%   Variance:    Variance %: -0.02%   Comment: As per tape data original CLTV ratio percent is 49.000% however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 49%   Tape Value: 49%   Variance:    Variance %: -0.02%   Comment: As per tape data original standard LTV (OLTV) is 49.000% however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101110000101000000011101   Variance:    Variance %:    Comment: As per tape data payment history string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 101110000000101000011101 Variance: Variance %: Comment: As per tape data payment history string reversed is 444444444444.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "As per updated title report dated XX/XX/XX18, the legal description is inconsistent on mortgage and Quit claim deed. The Quit claim deed dated XX/XX/XX96 and recorded on XX/XX/XX96 legal as " xx.”." however, the mortgage reflects " xx". It looks like a scrivener error on the Mortgage instrument which could be cured by re-recording the mortgage. However, it doesn't affect the enforceability of the security instrument."
* Written or verbal dispute (Lvl 3) "According to collection comments shows the payment dispute on dated 8XX/XX17 in the amounts of xx,there is no more information it solved or not."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "xx" state and this state requires following disclosures and all are missing from the loan file.

Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
Anti-Tying Disclosure
Financial Institution Choice of Insurance Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94812360	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.374%	First	Final policy	Not Applicable	xx	XX/XX/XX10	$69,101.71	$255,456.81	2.000%	xx	XX/XX/XX10	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX06 with XXXX as nominee for xx. which was recorded on XX/XX/XX06. The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
Subject Mortgage is on first lien position. As there is one junior mortgage on the subject property in the amount of xx in favor of XXXX as nominee for xx. which was recorded on XX/XX/XX06.
There is one civil judgments open against the borrower in the amount of xx which was recorded on XX/XX/XX13 in favor of Multiple Judgments against xx.
There is one Tax warrant (State tax lien) against the subject property in the amount of xx which was recorded on XX/XX/XX12 in favor of xx.
2018 combined 2nd taxes have been paid off in the amount of xx on XX/XX/XX18.
2017 combined 1st taxes have been paid off in the amount of xx on XX/XX/xx18.
No prior year delinquent taxes have been found.
Current Pay History current asXX/XX/XX18 with next due dateXX/XX/XX10. Last payment of xx was madeXX/XX/XX18. UPB is xx, escrow advance balance of xx, xx, non recoverable xx, and late fees of xx. Total Debt of xx.	Collections Comments:Loan currently is in bankruptcy. Provided payment history dated XX/XX/XX18 shows that the borrower is delinquent for 98 months and next payment due date is XX/XX/XX10. The last payment was received is not mentioned. The current UPB is in the amount of xx. Borrower is not making payments according to the original Modification Plan. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB as per tape data.
According to the PACER, the debtor had filed bankruptcy under xx with the case# xx. POC was filed on xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX18 states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Confirmation hearing was on XX/XX/XX18.
As per collection comments, shows that the foreclosure was initiated and referred to attorney on xx. Complaint was filed on xx. Sale date was confirmed on xx. Later on the foreclosure goes on hold due to bankruptcy filed under xx on xx. No more information had been found regarding foreclosure.
As per collection comment the subject property is occupied by owner with good condition and well maintained. No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:As per collection comments, shows that the foreclosure was initiated and referred to attorney on xx. Complaint was filed on xx. Sale date was confirmed on xx. Later on the foreclosure goes on hold due to bankruptcy filed under xx on xx. No more information had been found regarding foreclosure.
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the case# xx. POC was filed on xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX18 states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Confirmation hearing was on XX/XX/XX18.	The loan was modified with an effective date of XX/XX/XX10 and a new principal balance isxx to the step modification and the rate was starting from 2.000% and borrower had given promise to pay P&I in the amount of xx beginning on XX/XX/XX10 with a new maturity date of XX/XX/XX50. The rate changes in 4 steps ending at 5.375%.	Final Truth in Lending Discl. Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Unavailable   Tape Value: XXX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 92%   Tape Value: 92%   Variance:    Variance %: -0.15%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment history missing (Lvl 3) "Payment history is available in the file fromXX/XX/XX15 toXX/XX/XX18, however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "ComplinaceEase Risk Indicator is Moderate due to loan failed the TILA APR test."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. Final TIL is missing from the loan file. Loan data is 0.000%, comparison data is 7.451% and variance is -7.451%."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.Expiration of Lock-in or Commitment Period
2.Lock-in Disclosure
3.Commitment Disclosure
4.New York Real Property Escrow Account Disclosure
5.Default Warning Notice
6.Co-Signer Notice Requirements
7.Mortgage Bankers and Exempt Organizations Preapplication
8.Tax Escrow Account Designation
9.NY Hazard Insurance  Disclosure
10.NY Interest Rate Disclosure
11.NY Consumer Credit Disclosure / Fair Credit Reporting Notice"
																																																																																								* Active State Tax Lien Judgement. (Lvl 2) "There is one Tax warrant (State tax lien) against the subject property in the amount of xx which was recorded on XX/XX/XX12 in favor of xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21569917	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,290.58	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	20.374%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Per the Updated Title Report dated XX/XX/xx18, the subject mortgage is in 1st lien position. The Chain of Assignment is complete with the latest assignment to xx recorded XX/XX/xx16.
There are 3 Civil Judgments and 5 IRS Liens of Record.
- 2 Civil Judgments with xx totaling xx; one for xx recorded XX/XX/xx16 and the other one for xx recordedXX/XX/xx17.
- Civil Judgment withxx in the amount of xxx10 recordedXX/XX/xx16.
- 5 IRS Liens with the xx totaling xx.  xx recordedXX/XX/XX16, xx recordedXX/XX/xx17, xx recordedXX/XX/xx17, xx recorded 4XX/XX17, and xx recordedXX/XX/XX17.
The Annual Tax Amount is xx.
The 2018 Combined Annual Taxes were paid on XXX/XX18 for xx.
The 2018 School Annual Taxes were paid on XX/XX/xx18 for xx.	Payment history reflects last payment made 6XX/XX in the amount of xx for month due XXX/XX. Next due XXX/XX. Current P&I payment xx and a rate of 7.5%.	Collections Comments:The loan is currently in Bankruptcy, on Foreclosure hold. Payment history reflects last payment made 6XX/XX in the amount of xx for month due XXX/XX. Next due XXX/XX. Current P&I payment is xx with the interest rate of 7.5%.

Foreclosure proceedings beganXX/XX/XX17.  Servicing comments reflect a foreclosure delay / retention approved as of 5XX/XX17 stating to place the sale on hold untilXX/XX/XX17 for a mod conversion, 1st payment made xx.  Streamline mod approved 7XX/XX, p&I payment xx, PITI xx first payment due 8XX/XX, rate 7.5%, loan amount xx for 480 months however the borrower filed Bankruptcy on xx.  The loan was service transferred and the current servicer was requesting a copy of the demand/breach letter.  The new servicer sent a new 90 day letter onXX/XX/XX18.  The foreclosure was then placed on hold due to the borrower filing Bankruptcy onxx.

Borrower filed Ch.13 bankruptcy with case #xx. The confirmation hearing is scheduled for XX/XX/XX. xx plan total xx,518 with a monthly payment of xxx0 for 60 months and xx/month with sale of real property within 15 mos.-xx
Prior xx Bankruptcy case# xx and was closed xx.
Prior Bankruptcy case# xx was filed on xx and was closed on xx.

Foreclosure Comments:Foreclosure proceedings beganXX/XX/XX17.  The loan was service transferred and the current servicer was requesting a copy of the demand/breach letter.  The new servicer sent a new 90 day letter onXX/XX/XX18.  The foreclosure was then placed on hold due to the borrower filing Bankruptcy onXX/XX/XX18.
Bankruptcy Comments:Borrower filed Ch.13 bankruptcy with case #xx. The confirmation hearing is scheduled for XX/XX/XX. xx plan total xx,518 with a monthly payment of xxx0 for 60 months, xx/month with sale of real property within 15 mos.-72 xx Mortgage arrears xx or xxurrender of 3 propertiesxx
Prior xx Bankruptcy case# xx was filed on xx and was closedXX/XX/XX18.
Prior Bankruptcy case# xx was filed on XX/XX/XX16 and was closed onXX/XX/XX17.
Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX33   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.04%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 72%   Tape Value: 75%   Variance:    Variance %: -2.60%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 72%   Tape Value: 75%   Variance:    Variance %: -2.60%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111000000110100000000010   Variance:    Variance %:    Comment: The Payment History String is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 010000000101011000010111   Variance:    Variance %:    Comment: Payment History String Reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Property City Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Property City per the Note reflects Lancaster however the Updated Title Report reflects the Property City is XXXX. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 2) "The Property City per the Note, Assessor, Deed, & Mortgage reflects Lancaster however the Updated Title Report reflects the Property City is xx."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "Per the Updated Title Report dated XX/XX/XX18, there are 5 IRS Liens with the xx- Internal Revenue Service totaling xx. xx recordedXX/XX/XX16, xx recordedXX/XX/XX17, xx recordedXX/XX/XX17, xx recorded 4XX/XX17, and xx recordedXX/XX/XX17."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15038686	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,213.95	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.033%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$320,471.91	$44,400.00	5.000%	xx	XX/XX/XX11	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated onXX/XX/XX07 and which was recorded onXX/XX/XX07 in the amount of xx with xx.
The chain of assignment has been completed.  Currently, the mortgage is with xx which was recorded onXX/XX/XX10.
No active liens and judgments against the borrower.
County annual taxes paid for the year 2017-2018 in the amount of xx, however, tax paid date is unavailable.
County taxes 1st installment paid for the year 2018-2019 in the amount of xx, however, tax paid date is unavailable.
County taxes 2nd installment due for the year 2018-2019 in the amount of xx on XX/XX/xx18.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx including the deferred balance of xx. The borrower has been making the payments as per the modification term which was done in the year of 2011.	Collections Comments:The loan is currently in Bankruptcy. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx including the deferred balance of xx. The borrower has been making the payments as per the modification term which was done in the year of 2011.
This loan modification agreement was made between the borrower xx and the lender xx. Loan servicer for xx onXX/XX/XX11.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 9XX/XX11 till the maturity date 8XX/XX51. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
The reason for default is unavailable.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the unknown party.
No damages or repairs have been found.
According to the PACER, the borrower had filed bankruptcy under xx with the case# xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The amended xx plan dated xx was confirmed on xx and the debtor shall pay P&I to the trustee in the amount of xx by April 20th 2016, xx for 5 months and xx thereafter. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx.  Date of last filing is xx. There is no comment indicating a cramdown.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on 1XXX/XX15. The POC was filed on XXX/XX16, the POC amount is xx and the arrearage amount is xx. The amended xx plan datedXX/XX/XX16 was confirmed onXX/XX/XX16 and the debtor shall pay P&I to the trustee in the amount of xx by April 20th 2016, xx for 5 months and xx thereafter. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. Date of last filing isXX/XX/XX18. There is no comment indicating a cramdown.	This loan modification agreement was made between the borrower xx and the lender xx. Loan servicer for xx onXX/XX/XX11.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 9XX/XX11 till the maturity date 8XX/XX51. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
Field: Doc Date of Last Modification Loan Value:XX/XX/XX11 Tape Value: 9XX/XX11 |---| 21 (Days) |----| Comment: As per the modification agreement date of the last modification isXX/XX/XX11. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: MI certificate is not required.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0013040055393382   Variance:    Variance %:    Comment: As per the mortgage no MIN number was provided.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 111000010110000001110101   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444432144444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 101011100000011010010111   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444441234444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.16% Comment: As per the modification agreement principal balance stated in Mod xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx,xx and the value of the collateral is xx,xx; however, the unsecured portion is xx."
* Payment History is not Complete (Lvl 3)     "Payment history is available fromXX/XX/XX10 toXX/XX/XX18, however, it is missing from 8XX/XX18 toXX/XX/XX18. As we require latest 12 months payment history for review."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, the same is not executed by the borrower."	* Settlement date is different from note date (Lvl 2) "The loan was originated onXX/XX/XX07 and the HUD-1 is datedXX/XX/XX07."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Elevated" (Lvl 2) "“This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.""	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48235697	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,804.96	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report dated XX/XX/xx18 the subject mortgage was originated on XX/XX/XX05 and recoded on XX/XX/XX05.
There is junior mortgage in the favor of xx  in the amount of xx.
No active judgments or liens have been found.
2019 Combined 1st  installment tax is paid in the amount xx.
2019 Combined 2nd installment tax is due in the amount of xx.
No prior delinquent taxes are found.	The review of payment history shows that the borrower has been delinquent for 10 months and next due date for payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 9XX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower is making payments as per the original note term.

Collections Comments:The review of the collection comment shows that the loan is in active bankruptcy and next due date for the payment is 1XXX/XX17.
The borrower had filed bankruptcy under xx with the case # xx. The plan was confirmed on xx. According to xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months. The last filing date is XX/XX/XX18.
The foreclosure was initiated and referred to attorney on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx with the case #xx.
The review of payment history shows that the borrower has been delinquent for 10 months and next due date for payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 9XX/XX17. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower is making payments as per the original note term. The loan has not been modified since origination.
The current occupancy of the subject property is unable to determine as per servicing comments. There are no damages or repairs have been found. No latest inspection and BPO reports have been found.

Foreclosure Comments:The foreclosure was initiated and referred to attorney on xx. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx with the case # xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case # xx. The plan was confirmed on xx. According to xx plan, the debtor shall pay to the trustee the sum of xx per month for the period of 60 months. The last filing date is XX/XX/XX18.	Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure Final Truth in Lending Discl.	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX35   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110111000000000001110111   Variance:    Variance %:    Comment: As per payment history the string is 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111011100000000000101011   Variance:    Variance %:    Comment: As per payment history the reversed string is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per the note, the subject property address is xx. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: FAIL loan data 0.000% Comparison data 6.689% Variance -6.689%
This loan failed the TILA APR test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL loan data 0.000% Comparison data 6.689% Variance -6.689%
This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.689%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76958339	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,302.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.600%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	49.771%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$354,743.25	$29,408.22	4.000%	xx	XX/XX/XX13	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage was originated onXX/XX/XX06 and recorded onXX/XX/XX06 in the amount of xx with xx with xx. Chain of assignment is complete as current assignee is xx.
As per the updated title report, there is one senior mortgage against subject property in favor of xx. originated onXX/XX/XX05 and recorded onXX/XX/XX05 in the amount of xx. Closing documentation in file reflects loan was to be paid at closed, reconyeance needed and no release found and Final title policy does not reflect any senior mortgage. However the subject mortgage is on second lien position.
There are three active hospital liens against borrower xx in favor of xx in the amount of xx recorded on 4XX/XX17 and XX/XX/xx14 and XX/XX/xx12.
There are two active judgments against borrower xx in favor of xx in the amount of xx recorded on XX/XX/xx14 and XX/XX/xx12.
There is one active judgment against borrower xx in favor of xx in the amount of xx recorded on XX/XX/xx14.
The 2018 City 1st and 2nd installment taxes are due for XX/XX/xx18 and XX/XX/XX19 in the amount of xx.
No delinquent taxes are found.
According to the payment history, the borrower is delinquent for 15 months and next due for 5XX/XX17. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on 4XX/XX17. As per the payment history, the new UPB is xx and the deferred balance is xx. Currently the payment was done as per the modification agreement(xx	Collections Comments:According to servicing comment dated 5XX/XX18, Currently the loan is in active collection.
According to the payment history, the borrower is delinquent for 15 months and next due for 5XX/XX17. The last payment was received onXX/XX/XX18. The current P&I is in the amount of xx which was applied on 4XX/XX17. As per the payment history, the new UPB is xx and the deferred balance is xx. Currently the payment was done as per the modification agreement(xx). According to modification agreement, the loan was modified onXX/XX/XX13 between the borrowers xx and lender xx. The new principal balance is xx and interest bearing amount is xx and deferred balance is xx. The borrower promises to pay P&I xx with interest rate 4.000 % beginning from 1XXX/XX13. The maturity date as per modification is 9XX/XX53. The loan was modified once since origination.
As per the collection comment datedXX/XX/XX14, the reason for default is illness of borrower.
No foreclosure was initiated. The borrower xx had filed for bankruptcy under xx with the case# xx. Voluntary petition was filed by the borrower xx on XX/XX/XX14. As per voluntary petition document schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xxhe POC was filed by the lender xx onXX/XX/XX15, the POC secured amount is xx and the arrearage amount is xx. As per bankruptcy Order Confirming xx plan dated xx, the debtor shall pay to the trustee the sum of xx Monthly for 6 months, then xx Monthly for 30 months. The plan was confirmed on xx. The debtor discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18. No further information has been found. No information has been found related to cram down.
As per the collection comment datedXX/XX/XX18, the subject property is occupied by unkown party.
No damage and repairs are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed for bankruptcy under xx with the case# xx. Voluntary petition was filed by the borrower xx and xx. As per voluntary petition document schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xxhe POC was filed by the lender xx onXX/XX/XX15, the POC secured amount is xx and the arrearage amount is xx. As per bankruptcy Order Confirming xx plan dated xx, the debtor shall pay to the trustee the sum of xx Monthly for 6 months, then xx Monthly for 30 months. The plan was confirmed on XX/XX/XX14. The debtor discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18. No further information has been found. No information has been found related to cram down.	According to modification agreement, the loan was modified onXX/XX/XX13 between the borrowersxx and lender xx. The new principal balance is xx and interest bearing amount is xx and deferred balance is xx. The borrower promises to pay P&I xx with interest rate 4.000 % beginning from 1XXX/XX13. The maturity date as per modification is 9XX/XX53. The loan was modified once since origination. Currently the payment was done as per the modification agreement (Located- 11719800_7006_0140060694).	Field: Doc Date of Last Modification Loan Value:XX/XX/XX13 Tape Value:XX/XX/XX13 |---| 14 (Days) |----| Comment: The Document Date of the Last Modification isXX/XX/XX13.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.02%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.02%   Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100011011001001000010110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011010000000100110100001   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.09%   Comment: As per the mod document principal balance is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per the updated title report, there is one senior mortgage against subject property in favor of xx. originated on xx and recorded on xx in the amount of xx. Closing documentation in file reflects loan was to be paid at closed, reconyeance needed and no release found and Final title policy does not reflect any senior mortgage. However the subject mortgage in on second lien position."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the updated title report, there is one senior mortgage against subject property in favor of xx. originated onXX/XX/XX05 and recorded onXX/XX/XX05 in the amount of xx. Closing documentation in file reflects loan was to be paid at closed, reconyeance needed and no release found and Final title policy does not reflect any senior mortgage. However the subject mortgage in on second lien position."	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is "Moderate" since this loan failed the late fees test as the loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

Late Fees Test: FAIL    Charged: 6.000%     Allowed: 5.000%    Over by: +1.000%"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test as the loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

																																																																																								Late Fees Test: FAIL Charged: 6.000% Allowed: 5.000% Over by: +1.000%"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74815144	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$300.02	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$29,287.61	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	40.413%	First	Final policy	Not Applicable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx06 and was recorded on XX/XX/xx06 with instrument# xx in the amount of xx.
The chain of the assignment is completed.
There are no active judgments or liens found.
The 2017 annual taxes are paid in the amount ofxx.
There are no delinquent taxes are found.
According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on XXX/XX17. The last payment was received date is not available be in the amount of xx which was applied for the due date was XXX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.	Collections Comments:According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on XXX/XX17. The last payment was received date is not available be in the amount of xx which was applied for the due date was XXX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
As per the PACER records, the borrower had filed the bankruptcy under xx with case# xx. The plan was confirmed on xx. The case was terminated on XX/XX/XX15.The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx; however, the unsecured portion is xx.
The POC was filed on xx with a secured claim amount of xx and the arrearage amount is xx.
As per the xx Plan filed on xx and Bk document available in loan files located at  " Reorganization Plan”, the cram down modification has been done with the monthly payments of xx with interest rate 5% along with the Property Value xx
However, the latest 12 months payment history is missing.
As per available payment history, the borrower is making payments as per the cram down modification.. The last payment was received with the amount xx. However, the tape reflects payments as per cram modification.
As per servicing comments the reason for default is unable to determine.
As per servicing comments the current occupancy is owner occupied.
The resolution recommendation is liquidation and current legal status is Collection.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the PACER records, the borrower had filed the bankruptcy under xx with case# xx. The plan was confirmed on XX/XX/XX15. The case was terminated on XX/XX/XX15The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx; however, the unsecured portion is xx.
The POC was filed onXX/XX/XX14 with a secured claim amount of xx and the arrearage amount is xx.
As per the xx Plan filed on xx and Bk document available in loan files located at  " Reorganization Plan”, the cram down modification has been done with the monthly payments of xx with interest rate 5% along with the Property Value xx
However, the latest 12 months payment history is missing.
As per available payment history, the borrower is making payments as per the cram down modification.. The last payment was received with the amount xx. However, the tape reflects payments as per cram modification.

Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: 6XX/XX16 |---| |----| Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX45   Variance:    Variance %:    Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 7XX/XX15   Variance:    Variance %:    Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 5.0%   Variance:    Variance %:    Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010000110000000000000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 4444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000011000010   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 4444444444444   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: No Modification was found but the loan terms were changed by the Bankruptcy Court&#xxD; Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower had filed the bankruptcy under xx with case# xx. The plan was confirmed on XX/XX/XX15 and the case was terminated on XX/XX/XX15. The schedule D of voluntary petition shows that the amount of claim without deducting the Value of collateral is in the amount of xx and the value of the collateral that supports claim is in the amount of xx; that results unsecured portion is in the amount of xx.
The POC was filed by creditor on xx states the amount of secured claim is reflected as xx and the arrearage amount is in the amount of xx. The motion to value collateral was filed on XX/XX/XX14 shows the value of collateral (xx) is reflected in the amount of xx.
According to confirmed xx plan filed on xx, state the claim shall be bifurcated into a secured claim of xx and a General Unsecured Claim of xx. The secured claim was re-amortized and rescheduled over 30 years at 5% fixed interest with monthly payments of xx shall commence on the effective date of the plan and continue for a term of 360 months (30 years).
The General Unsecured claim shall be reclassified as a Class 4 General Unsecured claim, which shall be paid 100% of the claim amount. This class consists of all unsecured creditors with scheduled claims that are not disputed, contingent or un-liquidated. On the effective date of the plan, debtor shall begin making plan payments of xx/quarter (xx/month) into the plan for a term of 20 quarters (60 months). However, we are unsure whether the GUC will fully repay to the subject creditor."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is ,xx and the value of the collateral is xx; however, the unsecured portion is xx."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by all borrower from the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Nevada State. The following disclosures are missing from the loan file:
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per HUD-1 Settlement date is different XX/XX/XX06 is different from note date XX/XX/XX06."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89169314	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,424.53	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.121%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$314,407.76	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated XX/XX/XX05 with “xx” which was recorded on XX/XX/XX05. The chain of assignment is completed as the subject mortgage is with the current assignee, “xx” dated XX/XX/xx17. Review of the updated title shows that there are no active liens against subject property. 2018 year utilities Annual taxes are due on XX/XX/xx18 in the amount of xx. No prior year delinquent taxes found.	Review of updated payment history, the subject loan is currently delinquent for +08 months and As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the Modification Agreement terms.	Collections Comments:Review of updated payment history, the subject loan is currently delinquent for +08 months and
As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is not mentioned in the updated payment history hence, we have considered the UPB per tape data in the amount of xx. Borrower is currently making payments according to the Modification Agreement terms.
       Foreclosure was referred by attorney on xx; Currently foreclosure is being delayed due to Bankruptcy.
Foreclosure was referred by attorney on xx; The judgment is  not entered; Sale scheduled not confirmed and foreclosure delay for the reason is borrower filed a Bankruptcy on xx, however no further information available to understand the current status of foreclosure process.

Foreclosure Comments:       Foreclosure was referred by attorney on xx; Currently foreclosure is being delayed due to Bankruptcy.
Foreclosure was referred by attorney on xx; The judgment is  not entered; Sale scheduled not confirmed and foreclosure delay for the reason is borrower filed a Bankruptcy on xx, however no further information available to understand the current status of foreclosure process.

Bankruptcy Comments:xx has filed Bankruptcy under xx on xx. According to the xx plan, debtor shall pay xx monthly for 60 months. POC was filed on xx and secured claim amount is xx with an arrearage amount of xx.
xx plan modified on XX/XX/XX18 in this modification payment plan is change from xx to xx.
Loan modification agreement was made between the borrower and lender on XX/XX/XX10. Borrower made the Payment as per Step amortization is as follow,
1: P&I in the amount of xx with interest rate is 2.000%. The payments being on XX/XX/XX10 for 60 months.
2: P&I in the amount of xx with interest rate is 3.000%. The payments being on XX/XX/XX15 for 60 months.
3: P&I in the amount of xx with interest rate is 4.000%. The payments being on XX/XX/XX16 for 12 months.
4: P&I in the amount of xx with interest rate is 4.250%. The payments being on XX/XX/XX17 for 258 months.
The new principal balance is xx and the interest bearing amount is xx and the maturity date is XX/XX/XX39. Reason for Modification is Financial Hardship.
Missing Required State Disclosures Notice of Servicing Transfer Missing Required Disclosures Affiliated Business Disclosure	Field: Borrower #2 First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX10   Tape Value: XX/XX/XX10   Variance: -2 (Days)   Variance %:    Comment: Executed mod docs in file dated 1XXX/XX   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX10   Tape Value: 1XXX/XX15   Variance: 1826 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX15   Tape Value: 1XXX/XX16   Variance: 366 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX17   Variance: 365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.3%   Variance:    Variance %: -0.25%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100001010000000000000000   Variance:    Variance %:    Comment: Updated per pay history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000010100001   Variance:    Variance %:    Comment: Updated per pay history&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Updated per Note Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located at "California" state and this state requires following disclosures and all are missing from the loan file.

Carbon Monoxide Alarms"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Property Damage (Lvl 2) "Comment dated XX/XX/XX18 shows water damage claim amount of xxx00."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$15.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36325556	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$1,559.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			41.457%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx06 and was recorded on XX/XX/xx06 with instrument#xx in the amount of xxx with XXXX as xx.,
The chain of the assignment is completed.
There are no active judgments or liens found.
The 2017 annual taxes are paid in the amount of xx.
There are no delinquent taxes are found.
According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX17. The last payment was received date isXX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan note.	Collections Comments:According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX17. The last payment was received date isXX/XX/XX18 in the amount of xx which was applied for the due date was 1XXX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan note.
The borrower had filed bankruptcy under xx with the case# 13 xx. The Plan was confirmed on xx. The debtor shall pay to the trustee in the amount of xxx for 60 months. The POC was filed onXX/XX/XX16, the POC amount is xx and the arrearage amount is xx.The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is  xxand the value of the collateral is   xx; however, the unsecured portion is xx.
 As per collection comments the reason for default is unable to determine.
As per collection comments resolution recommendation is short sale  and the current legal status is Bankruptcy. No further details are found.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated and the file was referred to an attorney on xx.The complaint filed on xx. The sale was scheduled on xx. The file has been put on hold for Bankruptcy on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the case# xx. The Plan was confirmed on xx The debtor shall pay to the trustee in the amount of xxx for 60 months. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx.The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is  xx and the value of the collateral is   xx; however, the unsecured portion is xx.

Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX36 |---| |----| Comment: Did not use for review. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 110111101010111001111101   Variance:    Variance %:    Comment: The payment history string is 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 44444444444 Tape Value: 101111100111010101101011 Variance: Variance %: Comment: The payment String reversed is 4444444444444. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows that the amount of claim without deducting the amount of claim is xx and the value of the collateral is xx ; however, the unsecured portion is xx."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Tennessee. The following disclosures are missing from the loan file:
Placement of Insurance Disclosure
Availability of Title Insurance
TN Consent to Disclosure of Insurance Information
Choice of Agent/insurer
Insurance Solicitation/Post Commitment."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA APR test."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx.
This loan failed the TILA APR test.The annual percentage rate (APR) is 7.616%. The disclosed APR of 7.210% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL Loan Data 7.210% Comparison Data 7.616% Variance -0.406%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17087039	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$157.11	$1,496.96	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.828%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$83,798.20	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated onXX/XX/xx05 in the amount of xx with xx.

The chain of assignment is complete. The assignment was transferred from xx.

Currently the assignment is with xx.

There is one water/sewer/utilities lien open against the borrower in the amount of xx with xx, which was recorded on 7XX/XX18. Good through XX/XX/xx18.

2018 combined 1st half taxes have been paid off in the amount of xx on XX/XX/xx18.
2018 combined 2nd half taxes are due in the amount of xx on XX/XX/xx18.

2017 annual combined taxes have been paid off in the amount of xx on XX/XX/xx17.

2018 annual utilities taxes are due in the amount of xx for the due date 4XX/XX18.

2017 annual utilities taxes are partial paid in the amount of xx for the due dateXX/XX/xx18.

2017 annual utilities taxes are delinquent in the amount of xx, for the due date XX/XX/xx17.	The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tapa data shows the borrower is delinquent for 12 months and next payment due date was for 1XXX/XX17. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX17. The UPB is being reflected in payment history in the amount of xx & accrued interest in the amount of xx. The borrower is making payments as per modification interest rate and terms.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX17.

According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The date of last filing bankruptcy isXX/XX/XX18. The plan was confirmed onXX/XX/XX18. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx.

Available collection comments show that the foreclosure has been initiated on loan in 2017. The foreclosure was referred to attorney on xx. S&C filed on xx. Collection comment datedXX/XX/XX18 shows that the foreclosure sale had been scheduled on xx; however, the foreclosure was put on hold due to filing of bankruptcy by the borrower onXX/XX/XX18 under xx with the case # xx. No further information is available in regarding foreclosure proceedings.

The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tapa data shows the borrower is delinquent for 12 months and next payment due date was for 1XXX/XX17. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX17. The UPB is being reflected in payment history in the amount of xx & accrued interest in the amount of xx. The borrower is making payments as per modification interest rate and terms.

The reason for default is unable to be determined from the latest collection comments. As per the latest collection comments datedXX/XX/XX18, the subject property is occupied by unknown. Recent servicing comments did not reflect any damage pertaining to the subject property.
Foreclosure Comments:Available collection comments show that the foreclosure has been initiated on loan in 2017. The foreclosure was referred to attorney on xx. S&C filed on xx. Collection comment datedXX/XX/XX18 shows that the foreclosure sale had been scheduled on xx; however, the foreclosure was put on hold due to filing of bankruptcy by the borrower onXX/XX/XX18 under xx with the case # xx. No further information is available in regarding foreclosure proceedings.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# xx. The date of last filing bankruptcy is xx. The plan was confirmed on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. Motion for relief has been filed on xx.	Loan modification agreement was made between borrower "xx" and lender "xx" on an effective date of XXX/XX17. As per the modified terms, the borrower promised to pay the UPB of xx with the interest rate of 3.500% with P&I of xx with fixed amortized type which had begun from first payment date on XXX/XX17 that is to be ended with the maturity date of XXX/XX57.	Missing Required State Disclosures Notice of Servicing Transfer Missing Dicsloures Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XXX/XX17 Tape Value: XXX/XX17 |---| 36 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 95%   Variance:    Variance %: -15.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110010110110101000000011   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 110000000101011011000011 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "According to the collection comment datedXX/XX/XX18, The loan is in active litigation. The litigation was filed for little favorable precedent for litigation the reasonableness of fees under bankruptcy rule 3002.1. Further details regarding the same is not available in the collection comments. Hence; it is unable to confirm whether the litigation issue is resolved or not."
* Water/Sewer Taxes (Lvl 3)     "There is an active Utilities lien found on the subject property in favor of Macon-Bibb County in the amount of xx recorded on 7XX/XX18.  The subject is located in the state of GA, which is a not a super lien state."
* Payment History is not Complete (Lvl 3)     "Payment history is available from XXX/XX15 toXX/XX/XX18 however it is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history."
* Comment history is incomplete (Lvl 3) "Collection comments are missing from 9XX/XX18 toXX/XX/XX18 as we required latest 24 months complete collection comments. However, the information is updated from the prior collection comments which are available from 1XXX/XX16 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom), Disclosure of Additional Fees."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "Updated title shows delinquent utilities taxes for the year 2017 in the amount of xx and due for XX/XX/XX17, however the utilities taxes are partial paid onXX/XX/XX18, in the amount of xx, hence remaining amount xx is delinquent."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53373872	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,576.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	70.541%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$115,010.67	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	xx
The chain of assignment has been completed. The latest assignee is From xx
No active judgments or liens found.
The County first installment Taxes for the year 2018 have paid in the Amount of xx.
The County Second installment Taxes for the year 2018 have due in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.

As per the review of payment history, the borrower is delinquent for 7 months and is next due is XXX/XX18. As per payment history, the last payment received onXX/XX/XX18 and the p&I is in the amount of xx with interest rate is 4.000%. As per payment history, the UPB is reflecting is in the amount of xx. However, the borrower has been making the payment as per the modification agreement.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Active Bankruptcy.
The borrower xx According to the xx Plan the debtor shall pay to the trustee xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the value of the xx and the Value of collateral xx. However, the unsecured portion is xxe creditor xx
This Fixed modification agreement was signed between xx xxx on 5XX/XX16. The Unpaid principal Balance is a xxwith interest rate of 4.000 % and P&I is xx beginning from 6XX/XX16 with a maturity date of 5XX/XX56.
This modification does not contain deferred balance and forgiven amount.
As per collection comment The reason for default is Unemployment.

The borrower is delinquent for  7 months and is next due is XXX/XX18. As per payment history, the last payment received onXX/XX/XX18 and the p&I is in the amount of xx with interest rate is 4.000%. As per payment history, the UPB is reflecting is in the amount of xx. However, the borrower has been making the payment as per the modification agreement.
As per collection comment datedXX/XX/XX18 property is occupied by an unknown party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER report xx and the plan was confirmed xx. According to the xx Plan the debtor shall pay to the trustee xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xx	This Fixed modification agreement was signed between xx xx .on 5XX/XX16. The Unpaid principal Balance is a xxwith interest rate of 4.000 % and P&I is xx beginning from 6XX/XX16 with a maturity date of 5XX/XX56.
This modification does not contain deferred balance and forgiven amount.

Origination Appraisal Right of Rescission Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: 5XX/XX16 Tape Value:XX/XX/XX16 |---| 13 (Days) |----| Comment: As per Modification document last modification date is 5XX/XX16. Tape Source: Initial Tape Type:
xx
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110111111011101000000001   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000101110111101011   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "This is a conventional fixed rate note. The Final Application shows monthly MI payment is xxlso, the tape data shows the lender requires MI. However, MI certificate is missing from the loan file."	xx
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan failed the maximum LTV test due to one or more of the following findings:
The loan-to-value (LTV) ratio is greater than 95%.
The combined loan-to-value (CLTV) ratio is greater than 95%.
Freddie Mac will not purchase a conventional mortgage with an LTV ratio or CLTV ratio greater than 95%.
Appraisal report is missing form the loan file, however, values are updated as per 1008 and the appraisal value is xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per Final Application, the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx. Hence, DTI  is exceeding 60%."
xx
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL was not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17380086	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$952.22	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.965%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx
The chain of assignment has been completed. Currently, the assignment is from xx
There are no judgments and liens found against borrower and subject property.
The 2018 S county 1st installment taxes are paid for XX/XX/XX18 in the amount of xx.
The 2017 W county 2nd installment taxes are paid for XX/XX/xx17 in the amount of xx.
The 2017 S county 1st installment taxes are paid for XX/XX/XX17 in the amount of xx.
The taxes are due in the amount of xx.
No delinquent taxes are found.	According to the payment history, the borrower is delinquent for 13 months and next due for 7XX/XX17. The last payment was received on XX/XX/XX17. The current P&I is in the amount of xx which was applied on 6XX/XX17. As per the payment history, the new UPB is xx. Currently the payment was done as per the original note.	Collections Comments:According to servicing comment datedXX/XX/XX18, the loan currently is in active bankruptcy. According to the payment history, the borrower is delinquent for 13 months and next due for 7XX/XX17. The last payment was received on XX/XX/XX17. The current P&I is in the amount of xx which was applied on 6XX/XX17. As per the payment history, the new UPB is xx. Currently the payment was done as per the original note.
As per the collection comment dated XX/XX/XX14, the reason for default is excessive obligations.
The foreclosure was initiated and was referred to attorney on xx. The complaint filed date is unavailable. xx
The borrower xx
xx The POC was filed by the lender xx and the arrearage amount is xx.  As per bankruptcy Order confirming Chapter xx No further information has been found. No information has been found related to cram down.
As per the collection comment dated 7XX/XX18, the subject property is owner-occupied. No damage and repairs are found.
Foreclosure Comments:The foreclosure was initiated and was referred to attorney on xx
Bankruptcy Comments:The borrower xx
The POC was filed by the xx and the arrearage amount is xx. As per bankruptcy Order confirming xx, the debtor shall pay to the trustee xx per month for 60 months payment plan beginning fromXX/XX/XX18. The plan was confirmed on XX/XX/XX18. No further information has been found. No information has been found related to cram down.	Not Applicable	Credit Application Right of Rescission Payment history	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX36   Variance:    Variance %:    Comment: Modification was not done.   Tape Source: Initial   Tape Type:
xx
xx
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011100110110111100000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000001111011011011110   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: xx
xx
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Payment history document is missing. (Lvl 3) "As per the payment history report, the payment history is available from 8XX/XX17 to XX/XX/XX17. We require latest 12 months payment history report. The payment history is missing from 1XXX/XX17 toXX/XX/XX18. However the payment history is incomplete."	* Property address changed since origination - address on updated title different from note (Lvl 2) "As per the original note and recorded mortgage the property address is xx However the property address is different from the original note."
* Application Missing (Lvl 2)     "Final application is missing from the loan file. However the values are taken from transmittal summary."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "CE risk indicator is "Elevated" as this loan failed the predatory lending guidance test since the loan failed the points and fees test.

GSE (Freddie Mac public guidelines) Points and Fees Test: FAIL     Charged: xx    Allowed: xx    Over by: +xxx"
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission Document is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22146174	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,576.91	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.906%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was xx There are no active liens and judgments. The annual taxes have been paid in the total amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 06 months. The next due is onXX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XXX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the Note.	Collections Comments:As per the servicing comments, the loan is currently in bankruptcy. According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 06 months. The next due is onXX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XXX/XX18. The UPB reflected in the amount of xx. The borrower has been paying as per the Note.
According to the servicing comments, the foreclosure was initiated. The file was referred to attorney on 6XX/XX17 and complaint was filed on 7XX/XX17.  As per the servicing comment datedXX/XX/XX17, the loan is in foreclosure with a sale date of XX/XX/XX17. However, the foreclosure was put on hold as borrower filed the bankruptcy onXX/XX/XX17.
xx (borrower/debtor) filed bankruptcy under xx with the case# xx onXX/XX/XX17. The debtor filed proposed xx plan onXX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay to the trustee xx for 60 months. The creditor xx s the authorized subservicer for Federal National Mortgage Association had filed POC on XX/XX/XX17 with a secured claim of xx and arrearage of xx.
Foreclosure Comments:According to the servicing comments, the foreclosure was initiated. The file was referred to attorney on 6XX/XX17 and complaint was filed on 7XX/XX17.  As per the servicing comment datedXX/XX/XX17, the loan is in foreclosure with a sale date of XX/XX/XX17. However, the foreclosure was put on hold as borrower filed the bankruptcy onXX/XX/XX17.
Bankruptcy Commentsxx (borrower/debtor) filed bankruptcy under xx with the case# xx onXX/XX/XX17. The debtor filed proposed xx plan onXX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay to the trustee xx for 60 months. The creditor xx as the authorized sub servicer for Federal National Mortgage Association had filed POC on XX/XX/XX17 with a secured claim of xx and arrearage of xx.	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX37   Variance:    Variance %:    Comment: There is no Mod.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: -0.31%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: -0.31%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 101100010000000001111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444432144444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 111111100000000010011101   Variance:    Variance %:    Comment: The Payment History String reversed is 444441234444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	A				* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31689141	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$487.65	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.212%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 states that the xx
The chain of assignment has been completed and currently, the assignment is with xx
There are no active liens and judgments against the borrower and the property.
The 2018 annual county taxes have been due in the amount of xx which were due for XX/XX/xx18; however, no prior delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 8 months and the next due date is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is 1XXX/XX17. As per collection comments, the reason for default is unable to determine.
The loan has not been modified since origination; however, the borrower has made the payments according to the note.
According to the tape data, the foreclosure was initiated and the file was referred to an attorney onXX/XX/XX14 and the complaint was filed on 5XX/XX14; however, the foreclosure was put on hold due to filed bankruptcy under xx with xx on 6XX/XX14.
According to the PACER records, the borrower filed bankruptcy xx xx on 6XX/XX14. The POC was filed onXX/XX/XX14 with a secured claim amount of xx and the arrearage amount is xx. The plan was confirmed 4XX/XX15 the debtor shall pay the trustee the sum of xx for 60 months.
As per collection comments, the property owner occupied and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same

Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney on xx
Bankruptcy Comments:According to the PACER records, the borrower filed bankruptcy xx The plan was confirmed xx the debtor shall pay the trustee the sum of xx for 60 months.	Not Applicable	Initial Escrow Acct Disclosure Notice of Servicing Transfer HUD-1 Closing Statement Affiliated Business Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX25   Variance:    Variance %:    Comment: The loan has not found to be modified since origination; however, as per payment history review, the borrower has made payments as per the note.   Tape Source: Initial   Tape Type:
Field: xx
Field:xx
Field: xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111101011111111111111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111111111110111111   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is missing from the loan files; however, the values are updated as per the itemization located at xx	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
																																																																																								Disclosure of Additional Fees."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26519427	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$645.80	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.818%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx xx. There is a civil judgment against xx 2018 combined annual taxes have been paid in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX14 to till date. The delinquency has been for 55 months. The current P&I is xx and rate of interest is 5.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in foreclosure.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX14 to till date. The delinquency has been for 55 months. The current P&I is xx and rate of interest is 5.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney, which was completed onXX/XX/XX14. Foreclosure complaint was filed on xx. Again, lis pendens was filed on xx. But foreclosure was put on hold due to borrower had filed bankruptcy onXX/XX/XX16 and this case was closed on xx. Again, foreclosure was put on hold due to borrower had filed bankruptcy onXX/XX/XX17 under chapter with the xx We are unsure about the outcome of the sale as we have comments till xx
According to the PACER, the xx Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx in the secured claim amount xx and an arrearage in the amount of xx. This case was dismissed on xx
According to collection comment, no damages or repairs have been found.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney, which was completed on xx. Foreclosure complaint was filed on xx. Again, lis pendens was filed on xx. But foreclosure was put on hold due to borrower had filed bankruptcy on xx. Again, foreclosure was put on hold due to borrower had filed bankruptcy on xx and this case was closed on 8XX/XX18. Collection comment dated xx We are unsure about the outcome of the sale as we have comments till xx
Bankruptcy Comments:According to the PACER, the xx on xx. Schedule D in voluntary petition dated xx However, unsecured portion remained as xxOC was filed by xx	Not Applicable	Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX33   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: xx
Field: xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000001100000000000100000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000001000000000001100000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
xx
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "Foreclosure sale is schedule xx
Available servicing comment and documents reveal that the loan is in foreclosure since 2014. Foreclosure was referred to attorney, which was completed on xx. Later on, the lis pendens was filed on xx. However, the foreclosure was put on hold due to borrower had filed bankruptcy onXX/XX/XX16 but the case was dismissed on xx. Thereafter the borrower had filed bankruptcy on xx but this case was dismissed on 8XX/XX18. No further status of foreclosure has been found. According to Collection comment dated 1XXX/XX18, states that the foreclosure sale was xx. We are unsure about the outcome of the sale as we have comments till 1XXX/XX18. According to updated title report the vesting is showing in the name of borrower."	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX11 to 5XX/XX17, 1XXX/XX17 to XXX/XX18, 4XX/XX18 toXX/XX/XX18. Payment history is missing from 9XX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18 and 5XX/XX18 toXX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XX/XX/XX18, the copy of xxavailable which is not legible completely and as per XXX report best copy available."	* XXX TILA Test Failed (Lvl 2) "CE TILA test failed due to,
1. This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.944%. The disclosed APR of 5.804% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

2. This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxx. This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to,
1. This loan failed the TILA APR test.
2. This loan failed the TILA finance charge test.
																																																																																								3. This loan failed the TILA foreclosure rescission finance charge test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7425605	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$924.46	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.493%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The chain of the assignment has been completed. The latest assignment is with xx
There is a junior mortgage in the xx
No active judgments or liens have been found.
2017 county annual installment tax has been paid in the amount of xx onXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 33 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX15 and the next due date for payment is 1XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 33 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX15 and the next due date for payment is 1XXX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payments as per the note. The loan has never been modified since origination.
The borrower xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 30 months. The POC was filed on 1XXX/XX17 with the claim amount of xx and the amount of arrearage is xx.
The foreclosure was initiated and the file was referred to an attorney on xx. As per the comment dated XX/XX/XX15 the contested matter found and as per comment dated XXX/XX17 the contested matter has been removed. However, the foreclosure was put on hold as the borrower xx
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX12 and the complaint was filed onXX/XX/XX15. As per the comment dated xx the contested matter found and as per comment xx the contested matter has been removed. However, the foreclosure was put on hold as the borrower xx
Bankruptcy Comments:The borrower xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 30 months. xx and the amount of arrearage is xx.	Not Applicable	Initial Escrow Acct Disclosure Final Truth in Lending Discl. Affiliated Business Disclosure Missing Dicsloures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000011011111   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111110110000000000000000   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX12 and the complaint was filed onXX/XX/XX15. As per the comment dated XX/XX/XX15 the contested matter found and as per comment dated XXX/XX17 the contested matter has been removed."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47920280	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,968.69	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Unavailable	Unavailable	xx	Full Documentation	xx	Not Applicable	Unavailable	PUD	xx	xx	Primary	Yes	Yes	Yes	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX16	$579,490.41	Not Applicable	5.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was xx
The chain of the assignment has been completed currently. The mortgage is with xx
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There are seven civil judgments in the total amount of xxx568.62 which was filed by several plaintiff.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been located for the prior year.
Loan funded 1XXX/XX07. At the time the loan was transferred to FNMA on XX/XX13 the loan was delinquent for the 8XX/XX09. As ofXX/XX/XX18 the loan was due for 1XXX/XX17.	Collections Comments: xx
Schedule D in voluntary petition dated 4XX/XX15 shows amount of claim without deducting value of collateral is xx and value of xx however unsecured portion remained as xx.
Motion for relief from automatic stay was filed on 5XX/XX16.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
The reason for default is as follows:
 The Borrower is unemployed.
There is no source of income.
Collection comments dated on XX/XX/XX17, states that there are some on the subject property due to storm which is affected by the hurricane. No damages amount is provided in the collection comments. No details were found regarding the insurance claim.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx  had filed bankruptcy under Chapter-11 Case#xxon 4XX/XX15 and the plan was confirmed onXX/XX/XX16.
POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage of xx
Schedule D in voluntary petition dated 4XX/XX15 shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx.
Motion for relief from automatic stay was filed on 5XX/XX16.

Loan modification agreement was made between the borrower and lender onXX/XX/XX18. The new modified rate is 5.000% and borrower promises to pay P&I in the amount of xx beginning from XXX/XX16. The new principal balance is xx. The maturity date is XXX/XX56.
Reason for Modification is Financial Hardship.
Notice of Servicing Transfer Missing Required State Disclosures HUD-1 Closing Statement Title Policy	xx
xx
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 39%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 111010110101001010010010   Variance:    Variance %:    Comment: payment history matches the documents in the file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 010010010000101011010111   Variance:    Variance %:    Comment: the payment history matches the documents in the file.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Unavailable Tape Value: Cash Out Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* Active Judgment Against Borrower (Lvl 3) "Updated title report dated on XX/XX/XX18 there is civil judgment in the huge amount of xx. which is more than the loan amount."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemization available in the loan file."
* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file; however Title Commitment is available in the file xx	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "Collection comments dated on XX/XX/XX17, states that there are some on the subject property due to storm which is affected by the hurricane. No damages amount is provided in the collection comments. No details were found regarding the insurance claim."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure is missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D in voluntary petition dated 4XX/XX15 shows amount of claim without deducting value of xx and value of xx; however unsecured portion remained as xx."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80001818	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$869.00	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.093%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$103,477.55	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	Updated Title Report as of XX/XX/xx18 reflects an Open mortgage from xx in the amount of xx opened on xx. The Borrower is deceased as of xx as per Probate information. There are no active judgments or liens on the report. 2018 combined annual taxes that are due are 869 dueXX/XX/xx19. There are no delinquent taxes found open.	The review of the payment history shows that the borrower is not making regular payments and the borrower is 8 months delinquent. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 1XXX/XX17 payment. The next due date is 1XXX/XX17. The UPB is in the amount of xx.
The borrower is making payment as per modification agreement dated xx.

Collections Comments:The borrower is not making regular payments and the borrower is 8 months delinquent. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied to 1XXX/XX17 payment. The next due date is 1XXX/XX17. The UPB is in the amount of xx.
The borrower is making payment as per modification agreement dated 8XX/XX12.
The modification agreement was made between xx. The new principal balance is xx.
The foreclosure was initiated and the file was referred to xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. The bankruptcy is still active and further action is waited.
The borrower has filed bankruptcy under xx. The plan was confirmed on xx.
2018 combined annual taxes that are due are xx. There are no delinquent taxes found open.
There is no evidence found of any damages or repairs to the subject property in the servicing comments.
Foreclosure Comments:The foreclosure was initiated and the file was referred to xx. However the foreclosure was put on hold because the borrower has filed bankruptcy on xx. The bankruptcy is still active and further action is waited.
Bankruptcy Comments:The borrower has filed bankruptcy under xx. The plan was confirmed on xx. As per plan the debtor will pay xx per month to the trustee. POC was filed on xx.	The modification agreement was made between xx. The new principal balance is xx. This modification is having step amortization and in first step the interest rate is 2.00% and P&I is xx. The payments begin on xx.	Notice of Servicing Transfer Right of Rescission Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| 26 (Days) |----| Comment: AS per mod Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 8XX/XX12   Tape Value: 8XX/XX17   Variance: 1826 (Days)   Variance %:    Comment: per mod docs mod step 1 date is 8XX/XX12   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Per mod docs step 1 rate is 2%   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 8XX/XX17   Tape Value: 8XX/XX18   Variance: 365 (Days)   Variance %:    Comment: Per mod docs step 2 date is 8XX/XX17   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.6%   Variance:    Variance %: -0.63%   Comment: Per mod docs mod step 2 rate is 3%   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.29%   Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.29%   Comment: Data not entered   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100100100010100100010101   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101010001101010001001001   Variance:    Variance %:    Comment: Payment string per history is 444444444444   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx Variance:    Variance %:    Comment: validated   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The mortgage shows acre information asxx for xx. The Vesting Deed shows acre information as “xx. It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."
* Deceased Borrower(s) (Lvl 3) "The borrower xx as per servicing comments and the updated title report dated XX/XX/XX18. The owner after the death of primary borrower i.e. xx as per servicing comments and the updated title report dated XX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing Transfer is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test.."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63074519	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$383.68	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$41,152.26	Not Applicable	3.375%	xx	XX/XX/XX16	Financial Hardship	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on XX/XX/xx12 with the lender xx in the amount of xx which was recorded on xx.
The chain of assignment has been completed. Currently, the assignment is from Mortgage
xx.

There are two junior civil judgment against the borrower. The first in the favor of xx in the amount of xx which was recorded on xx. The second in the favor of xx.

xx.
No prior years of delinquent taxes have been found.

The review of payment history as of  XX/XX/XX18 the borrower is currently delinquent for 6 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.

Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX17, the reason for default is an illness of borrower.
The loan has been modified, this modification agreement was made between xx dated on xx. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 3.375% beginning from XX/XX/XX36  with a maturity date XX/XX/XX36. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.
The borrower xx. The POC was filed on xx.
The foreclosure was not initiated since origination.
According to comment dated XX/XX/XX15, due to fire had a damage to appliances.
Latest comments do not indicate damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx. The POC was filed on XX/XX/XX17 with the secured claim amount of xx and the arrearage is xx. According to the xx plan dated XX/XX/XX17, the debtor shall pay the trustee xx monthly for 36 months.	This modification agreement was made between Borrower xx. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 3.375% beginning from XX/XX/XX36 with a maturity date XX/XX/XX36. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.	Good Faith Estimate Credit Application HUD-1 Closing Statement Origination Appraisal	Field: Doc Date of Last Modification Loan Value: xx Tape Value: 6XX/XX16 |---| 21 (Days) |----| Comment: The last modification date is xx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111110110101000001111101   Variance:    Variance %:    Comment: The payment history string is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 101111100000101011011111 Variance: Variance %: Comment: The payment history reversed string is 444444444444. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The Final HUD-1 along with itemization and closing instruction are missing from the loan file."	* Good Faith Estimate missing or unexecuted (Lvl 2) "The Final Good Faith Estimate is missing from loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR document is not hand dated by the all borrower."
* Application Missing (Lvl 2)     "The Final 100X/application is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by borrower."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12371796	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,762.64	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	81.865%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$159,326.83	Not Applicable	6.000%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report dated XX/XX/xx18 the subject mortgage was originated on XX/XX/XX04 with lender xx.
The chain of the assignment has been completed. Currently, the assignment of mortgage is with xx.
There is Junior mortgage in the favor of xx.
There is a State Tax lien open against the borrower in the amount of xx, in the favor of xx.
There is an IRS lien open against the borrower in the amount of xx, in the favor of xx.
The xx. The xx No prior years delinquent taxes have been found.
As per review of the payment history datedXX/XX/XX15, the borrower is currently delinquent for 18 months and the next due date is XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied for XXX/XX17. The UPB reflected in the latest payment history is in the amount of xx.The borrower has made the payment as per the modification term.	Collections Comments:The loan is currently in Collection and is next due for XX/XX/XX17. The last payment was received onXX/XX/XX17.The UPB reflected in the payment history is in the amount of xx.
The reason for default is a curtailment on income. Unable to determine the intention of the borrower regarding the subject property.
The loan has been modified since origination. As per modified terms, the new principal balance xx. The Borrower promises to pay xx monthly with a modified interest rate of 6.00% beginning from XX/XX/XX16 with a maturity date of XX/XX/XX56.
The foreclosure process was initiated in 2017. The file was xx. The judgment entered onXX/XX/XX17. The foreclosure process had gone up to the sale date which was xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx. However, the debtor was dismissed on xx. No further details have been found regarding the foreclosure. Hence, the current status of the loan is in the collection.
The borrower had filed bankruptcy under xx. Later The Case was converted to Chapter xx The debtor discharged on xx.  The Bankruptcy POC filed on xx.
The subject property was occupied by an unknown party. Unable to determine the condition of subject property since latest BPO report is unavailable and the comments are not available in the comment history.

Foreclosure Comments:The foreclosure process was xx. The file was referred to an xx. The complaint xx. The judgment xx. The foreclosure process had gone up to the sale date which was xx. The foreclosure was put on hold as the borrower had filed bankruptcy under chapter xx. However, the debtor was dismissed on xx. No further details have been found regarding the foreclosure. Hence, the current status of the loan is in the collection.
Bankruptcy Comments:As per the review of PACER report, the borrower had xx. Later The Case was converted to Chapter xx. The debtor discharged on xx. The Bankruptcy POC filed on xx and the amount of arrearage is not mentioned.	This modification agreement was made between xx. As per the modified term the new principal balance xx. The Borrower promises to pay xx monthly with modified interest rate of 6.00% beginning from XX/XX/XX16 with a maturity date of xx.
Final Truth in Lending Discl.	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 25 (Days) |----| Comment: The Document Date of the Last Modification is xx.. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 75%   Variance:    Variance %: -0.65%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 75%   Variance:    Variance %: -0.65%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011100010100000000000000   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000000000001010011110 Variance: Variance %: Comment: The Payment reflects the Payment History String as 4444444444. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is incomplete. Payment history is available fromXX/XX/XX14 to XX/XX/XX18. However, we require latest 12 months of payment history. Payment history is missing from XX/XX/XX18 toXX/XX/XX18."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18,there is a State Tax lien open against the borrower in the amount of xx, in the favor of The xx."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XX/XX/XX18,there is an IRS lien open against the borrower in the amount of xx which was recorded on xx."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1, the settlement date isXX/XX/XX04 which is different from the Note date of 5XX/XX04."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.066%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* DTI > 60% (Lvl 2)     "The final 1003 reflects total monthly income as xx; however total debts are in the amount of xx. Hence, DTI is greater than 60%."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA APR test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91089858	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,304.66	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	63.940%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$204,017.01	Not Applicable	4.250%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is with xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor ofxx.
There is a civil judgment in the favor of xx.
There is a state tax lien in the favor of xx.
2018-2019 county jurisdiction 1st installment tax has been paid in the amount of xx onXX/XX/XX18.
018-2019 county jurisdiction 2nd installment tax is due in the amount of xx on XXX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received on XX/XX/XX17, the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 9 months. The last payment was received on XX/XX/XX17, the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.250% and new P&I is in the amount of xx beginning from 6XX/XX17 till the maturity date 5XX/XX57. There is no provision for the balloon payment.
The foreclosure was initiated and the file was xx. However, the foreclosure was put on hold as the borrower xx.
The borrower xx and the date of the last filing is xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the xx. However, the foreclosure was put on hold as the borrower xx.
Bankruptcy Comments:The borrower xx and the date of the last filing is xx. As per the xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed on xx.	This loan modification agreement was made between xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.250% and new P&I is in the amount of xx beginning from 6XX/XX17 till the maturity date 5XX/XX57. There is no provision for the balloon payment.	Missing Dicsloures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 26 (Days) |----| Comment: The doc date of last modification is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 82%   Variance:    Variance %: -12.32%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 70%   Tape Value: 82%   Variance:    Variance %: -12.32%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011100011111010010000000   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000010010111110011110   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx Variance:    Variance %:    Comment: As per note, property address street isxx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* DTI > 60% (Lvl 2) "As per 1003 dated XX/XX/XX03, the total monthly income is in the amount of xxxx and the total monthly expenses is in the amount of xx hence, DTI is exceeding 60%."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* State Tax Judgment (Lvl 2)     "The review of the updated title report dated XX/XX/XX18 shows that there is a state tax lien in the favor of xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Compliance fails for TILA Foreclosure Rescission Finance Charge Test as Loan data is xx, Comparison data is xx and Variance is -xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18679299	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,481.54	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.342%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$280,580.76	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	Review of the updated title report dated XX/XX/xx18 shows the subject property originated XX/XX/xx05 for xx,000 with xx. The annual property taxes total xx and are current. The borrower has three judgments:xx for xx, xx with xx.	Review of the payment history shows the borrower is delinquent. The last payment made was on XX/XX/XX18 in the amount of xx and applied to 1XXX/XX17. The next payment due is XX/XX/XX17. The unpaid principal balance was not provided on this payment history hence the data tape value of xx was considered.	Collections Comments:The borrower is delinquent. The last payment made was on XX/XX/XX18 in the amount of xx and applied to 1XXX/XX17. The next payment due is XX/XX/XX17. The unpaid principal balance was not provided on this payment history hence the data tape value of xx was considered.
The loan was referred to foreclosure. Foreclosure sale xx. Borrower had filed bankruptcy under xx.
The borrowers filed bankruptcy jointly xx. The plan was confirmed on xx. As per plan the debtor has to pay xx per month for 60 months to the trustees.
Foreclosure Comments:The loan was referred to foreclosure. Foreclosure xx. Borrower had filed bankruptcy under xx.
Bankruptcy Comments:The borrowers filed bankruptcy jointly under chapter xx. The plan was confirmed on 6XX/XX15. As per plan the debtor has to pay xx per month for 60 months to the trustees. The POC was filed byxx with the claimxx.	The loan modification agreement was made between xx. The new principal balance is xx. The new P&I is xx and interest rate is 4.625%. The payments begin on 7XX/XX12 and new maturity date isxx.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value:xx |---| 5 (Days) |----| Comment: As per MOD agreement Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Data is not entered&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Data is not entered   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.45%   Comment: Data is not entered&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.45%   Comment: Data is not entered&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111001010111111111011101   Variance:    Variance %:    Comment: Updated per payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101110111111111010110111   Variance:    Variance %:    Comment: Updated per payment history   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: Data is not entered&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: Data is not entered&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test : Loan Data : xx, Comparison Data : xx, Variance : -xx.
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
																																																																																								TILA Foreclosure Rescission Finance Charge Test: : Loan Data : xx, Comparison Data : xx, Variance : -xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19260553	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,088.47	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.579%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$229,933.65	$41,103.65	5.000%	xx	XX/XX/XX11	Financial Hardship	As per updated title report dated XX/XX/xx18 the subject mortgage was originated on xx.
The chain of assignment has been completed.
No active judgments or liens have been found.
2018 Combined1st installment tax is paid in the amount xx.
No prior year delinquent taxes have been found.	The review of payment history shows that the borrower has been delinquent for 5 months and next due date for payment is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied for XXX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per modification term.
Collections Comments:The review of the collection comment shows that the loan is in active Bankruptcy and next due date for the payment is xx.
The borrower had filed bankruptcy under xx.The POC was filed on xx.The amount of POC is xx. The plan was confirmed on  xx .The last filing date is xx.
The foreclosure was initiated and the file was xx. The complaint xx.However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx.
The review of payment history shows that the borrower has been delinquent for 5 months and next due date for payment is XXX/XX18.  The last payment was received on 8XX/XX18 in the amount of xx which was applied for XXX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per modification term.
This step loan modification agreement was made between (borrower) xx. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00%  and new P&I in the amount of xx beginning from 1XXX/XX11 till the maturity datexx. The interest bearing amount is xx and the amount of deferred balance is xx.There is no provision for the balloon payment.
The reason for default is unable to determine.
As per the servicing comments,the current occupancy of subject property is unable to determine.There no damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an xx.However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx.

Bankruptcy Comments:The borrower had filed bankruptcy under xx.The POC was filed on xx.The amount of POC is xx and the amount of arrearage isxx. The plan was confirmed on  xx.
This step loan modification agreement was made between xx. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I in the amount of xx beginning from xx. The interest bearing amount is xx and the amount of deferred balance isxx.There is no provision for the balloon payment.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110111011101110111111011   Variance:    Variance %:    Comment: As per payment history string is 444444444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 110111111111101110101011   Variance:    Variance %:    Comment: As per payment history string reversed is 444444444444   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per the modification, the stated principal balance is xx Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down"	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Michigan State and the required disclosure Choice of Insurance Agent is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Service Transfer Disclosure bis missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12022949	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,303.23	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$214,766.47	$37,000.00	3.500%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx, in the amount of xx, with xx.
The chain of assignment has been completed. The last assignment is from xx.
No Active liens and judgments are found.
Taxes of year 2018-19 are paid.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 14 months. The last payment received date was unavailable. The payment applied date was 5XX/XX17 and the next due date for payment is 6XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The payment history as ofXX/XX/XX18, the borrower is currently delinquent for 14 months. The last payment received date was unavailable. The payment applied date was 5XX/XX17 and the next due date for payment is 6XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default was an increase in housing expenses. The subject property has been occupied by other. The borrowers intention is to keep the property.
The modification agreement was made on xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 3.500 % beginning from 4XX/XX17 with a maturity date of xx.
The foreclosure was initiated. The file was xx. The judgment was entered onXX/XX/XX18. The sheriffs sale was held onXX/XX/XX18. However, the foreclosure was put on hold as the borrower filed bankruptcy onxx. No further details have been found.
As per collection comment datedXX/XX/XX18, the motion to reassess damages can be filled which can take 30-90days. The current amount is xx. The nature of the damage is unavailable.  No details were found regarding the insurance claim. Details regarding repairs are unavailable. We can not able to confirm the amount of damage.

According to the PACER, the borrower xx. The POC was filed on 1XXX/XX18, the POC amount is xxand the arrearage amount is xx. The Confirmation hearing is on XX/XX/XX18.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an xx. The judgment was entered onXX/XX/XX18. The sheriffs sale was xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrowerxx. The POC waxx. The Confirmation hearing is on xx.	This modification agreement was made between xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 3.500 % beginning from 4XX/XX17 with a maturity date of XXX/XX57.	Mortgage Insurance for LTV>80% Credit Application	Field: Doc Date of Last Modification Loan Value:xx Tape Value: xx|---| 10 (Days) |----| Comment: As per Modification agreement the Date of last modification is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per Tape data MI certificate is required however the MI certificate is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 4444444444444   Tape Value: 000010111100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444444444444   Tape Value: 000000000000001111000000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.21%   Comment: As per Modification agreement the Principal balance is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition dated XX/XX/XX18 shows that the amount of claim without deducting the value of the collateral is xx. There is no comment indicating a cram down."
* Property Damage (Lvl 3) "As per collection comment datedXX/XX/XX18, the motion to reassess damages can be filled which can take 30-90days. The current amount is xx. The nature of the damage is unavailable. No details were found regarding the insurance claim. Details regarding repairs are unavailable. We can not able to confirm the amount of damage."	* Mortgage Insurance Certificate missing (Lvl 2) "As per Tape data MI certificate is required however the MI certificate is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4287336	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,770.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	84.724%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$143,502.45	Not Applicable	3.625%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx, in the amount of xxx, with XXXX as nominee forxx.

The chain of assignment has been completed. The current assignment is from xx.

There is junior mortgage active in the favor of xx.

There are no active liens and judgments found.

2018 County taxes have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 9 months. The last payment received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified onXX/XX/XX09 in between the borrower xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 3.625 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX09. The maturity date reflects per modification is 5XX/XX49.
The reason for default is decreased income. The subject property is occupied by the owner. The foreclosure was initiated and the file was xx. However, the foreclosure was put on hold as the borrower filed xx. No further details have been found. According to the PACER, the borrower had filed bankruptcy under xx. The POC was xx. Plan not confirmed yet. There are no comments found for damage.

Foreclosure Comments: The foreclosure was initiated and the file was referred to the xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy underxx. The POC was filed on xx. Plan not confirmed yet.	According to the modification, the loan was modified on xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 3.625 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX09. The maturity date reflects per modification is xx.	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:xx Tape Value:xx|---| -8 (Days) |----| Comment: As per modification doc date is xx; however tape reflects 4XX/XX09.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011111101010100101011110   Variance:    Variance %:    Comment: As per payment history reversed string is 4444444444444; however tape reflects 0111111111111110000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011110101101010101111110   Variance:    Variance %:    Comment: As per payment history reversed string is 4444444444444; however tape reflects 0111111111111110000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Property Address Street is xx. However, the tape data xx.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "As per 1003 dated 9XX/XX06, the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. Hence, the DTI is calculated as 84.937% which is exceeding 60% DTI limit."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19771084	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,178.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.452%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$116,795.60	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on XX/XX/xx06 with the lender xx.
The chain of the assignment has been completed. The latest assignment is from, xx.
No judgment and liens were open against the borrower.
The 2018 combined 1st installment taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 combined 2nd  installment taxes are due on XX/XX/xx18 in the amount of xx.
The 2018 city  1st installment taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 city 2nd  installment  taxes are paid on XX/XX/xx18 in the amount of xx.
The 2017 combined annual taxes are paid in the amount of xx.
The 2017 combined annual taxes are paid on XX/XX/xx17 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date for payment is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2013.

Collections Comments:The loan is currently inactive in Bankruptcy and the next due date for payment is 4XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2013.
  The reason for default is death in the family.
The loan was modified only once since origination which was effective on XXX/XX13, borrower xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.625%.
The borrower promises to pay the monthly  P&I of xx beginning from 4XX/XX13. The maturity is dated XXX/XX41.
This modification does not contain any balloon provision.
According to the available servicing comment and document the foreclosure has not been found.
The borrower had filed bankruptcy under xxand the plan was confirmed on xx.As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 48 months for the total amount of xxx8 to the trustee. The POC was filed on xx.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx and the plan was confirmed on xx.As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 48 months for the total amount of xx. The POC was filed on XX/XX/XX15 with the POC amount xx and the amount of arrearage is xx

This Step modification agreement was signed between the borrower xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.625%.
The borrower promises to pay the monthly  P&I of xx beginning from 4XX/XX13. The maturity is dated XXX/XX41.
This modification does not contain any balloon provision.

Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 11 (Days) |----| Comment: As per Mod the last modification date is XXX/XX13. However, tape reflectsXX/XX/XX13. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per loan documents there is no MI so it is Not Applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: 1826 (Days)   Variance %:    Comment: As per Mod step 1 date is xx. However, tape reflects 4XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per mod step 1 rate is 2.00%. However, tape reflects 3.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 4XX/XX18   Tape Value: 4XX/XX19   Variance: 365 (Days)   Variance %:    Comment: As per Mod step 2 date is 4XX/XX18. However, tape reflects 4XX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.6%   Variance:    Variance %: -0.63%   Comment: As per Mod step 2 rate is 3.00%.However, tape reflects 3.3625%.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: &#xxD; As per Appraisal date is xxowever, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.01%   Comment: &#xxD; &#xxD; As per Appraisal, the CLTV is 79.986%. However, tape reflects it as 80.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.01%   Comment: &#xxD; As per Appraisal, the LTV is 79.986%. However, tape reflects it as 80.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321111111   Tape Value: 111111111101111111100010   Variance:    Variance %:    Comment: As per Payment History, the String is 4443211111111. However, tape reflects it as 111111111110111111111111100010.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111123444   Tape Value: 010001111111101111111111   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 11111123444. However, tape reflects 010000011111111110111111111111 .&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: &#xxD; As per Note the address is xx. However, tape reflects it as xx. Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
TILA Finance Charge Test: Result:FAIL; Loan Data: xx; Comparison Data: xx;Variance:  -xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Result:FAIL; Loan Data: xx; Comparison Data: xx;Variance:  -xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located inxx. The following state disclosures are missing from the loan file:
Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
																																																																																								Disclosure of Additional Fees"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25091032	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$1,745.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$179,678.41	$24,579.06	5.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx, in the amount of xxx, with xx.

The chain of assignment has been completed. The current assignment is from xx.

There is junior mortgage active in the favor of xx.

There are 3 HOA liens active in the favor of xx.
There is a junior civil judgment active in the favor of xx.
2018-19 County Annual taxes have been due in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 10 months. The last payment received onXX/XX/XX18, the payment applied date was 9XX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 10 months. The last payment received onXX/XX/XX18, the payment applied date was 9XX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on XX/XX/XX11 in between the borrower xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 5.000 % and borrower promises to pay P&I in the amount of xx beginning on 1XXX/XX11. The maturity date reflects per modification is 1XXX/XX51.
The reason for default is unemployment and decreased income. The subject property has been occupied by the owner. According to the PACER, the borrower had filed bankruptcy under xx. The POC was filed on xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxThe debtor shall pay to the trustee xx. There are no comments found for damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx; however, the unsecured portion isxx.The debtor shall pay to the trustee xx for 20 months and xx for 40 months.	According to the modification, the loan was modified on XX/XX/XX11 in between the borrower xx and xx. The new modified principal balance per modification is in the amount of xx beginning on xx.	Credit Application Final Truth in Lending Discl. Right of Rescission Origination Appraisal	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Does Lender G/L Require MI is Not Applicable. However, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: xx   Tape Value: xx   Variance: -3 (Days)   Variance %:    Comment: As per modification maturity date is xx; however tape reflects 1XXX/XX51.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111111101000000100001   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 1000000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100001000000101111111111   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 1000000000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: As per modification principal balance is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property Address Street is xx. however, the tape data reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per Application is Unavailable. However, the tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of Transaction per HUD-1 is Cash Out. However, the tape data reflects Refinance.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the review of updated title report dated XX/XX/XX18, there are 3 HOA liens active in the favor of xxstate which is super lien state. There is a risk of property getting foreclosed. Hence, the lien position of the subject mortgage has been changed to other."
* Loan has been determined to have an unsecured debt (Lvl 3)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx; however, the unsecured portion is xx."
* Title Review shows major title concern (Lvl 3) "As per the review of the updated title report dated XX/XX/XX18, there are 3 HOA liens active in the favor of xx. The subject property is located in xxwhich is super lien state. There is a risk of property getting foreclosed. This can be cure by paying the tax amount."	* XXX TILA Test Failed (Lvl 2) "TILA APR Test: Result: FAIL; Loan Data: 0.000%; Comparison Data: 6.993%; Variance: -6.993%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.993%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Application Missing (Lvl 2)     "The final applicatiXX/XX03 is missing from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18594801	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,224.17	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.557%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$215,409.93	$25,678.65	4.000%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the amount of xx with xx.
The chain of assignment has been completed.  Currently, the mortgage is with xx.
Active liens and judgments against the borrower as follows:
Mechanics lien against the borrower in the amount of xx and in favor of xx.
County taxes 1st installment paid for the year 2018-2019 in the amount of xx onXX/XX/XX18.
County taxes 2nd installment due for the year 2018-2019 in the amount of xx on XX/XX/xx18.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months. The last payment was received on 8XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx including deferred balance in the mount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2013.	Collections Comments:The loan is currently in Bankruptcy. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months. The last payment was received on 8XX/XX18, the payment applied date was 8XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx including deferred balance in the amount of 25,678.65. The borrower has been making the payments as per the modification term which was done in the year 2013.
This loan modification agreement was made between the borrowerxx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.00% and new P&I is in the amount of xx beginning from 1XXX/XX13 till the maturity date 1XXX/XX53. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
The reason for default is unavailable.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the owner.
No damages or repairs have been found. The borrower’s intention is to keep the property.
According to the PACER, the borrower had filed bankruptcy xx. The POC was filed on xx. The last amended xx plan was filed onXX/XX/XX18. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cramdown.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower hadxx. The POC was filed onxx. The last amended xx plan was filed onXX/XX/XX18. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cramdown.	This loan modification agreement was made between the borrowerxx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.00% and new P&I is in the amount of xx beginning from 1XXX/XX13 till the maturity date 1XXX/XX53. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| -61 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not used for review.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Did not used for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 66%   Tape Value: 66%   Variance:    Variance %: 0.03%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 66%   Tape Value: 66%   Variance:    Variance %: 0.03%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111100111111111010110100   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 001011010111111111011111   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.14%   Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not used for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Did not used for review.&#xxD; Tape Source: Initial Tape Type:	B	* Foreclosure Delay or Contested (Lvl 3) "As per the comment datedXX/XX/XX18, contested matter has been found related toTransfer of Ownership. As per the comment the debtor xx. However, no further details have been found regarding the resolution of this contested matter."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx,xx and the value of the collateral is xx,xx; however, the unsecured portion is xx."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR was not hand dated by the borrower." * TIL not hand dated (Lvl 2) "Final TIL was not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54117141	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,257.57	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Unavailable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	72.162%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX08 with XXXX as nominee for xx.
The chain of assignment has been completed. The last assignment was done From xx.  No active judgments or liens found.

The County  Annual taxes for the Year 2017 have been paid in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.
As per the review of payment history, the borrower is delinquent for 6 months the next due for payment is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx with an interest rate of 5.000 % and PITI is in the amount of xx. The UPB reflecting is in the amount of xx.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Bankruptcy. As per the Pacer Report The borrower xxhad filed the xx. The subject creditor xx. However unable to confirm the cram down amount. On xx; As per the filed the xx plan class2(D) the Debtor Pymt of claim representing xx over 360 months at an interest rate of 5% to be paid at xx per month.
The collection comments show the evidence about the cramdown. The latest payment history also shows that the borrower is performing and paying with interest rate 5.000 % same as borrower’s modified plan and the current UPB is xx.
The borrower is delinquent for 6  months the next due for payment is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx with an interest rate of 5.000 % and PITI is in the amount of xx. The UPB  reflecting is in the amount of xx.
As per Servicing comment dated Unable to determine the reason for default.
According to collection comment datedXX/XX/XX18, the property is occupied by unknown Party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx. The subject creditor xx” had filed Bifurcated proof of claim POC (xx. However unable to confirm the cram down amount. OnXX/XX/XX11; As per the filed the xx plan xxhe Debtor Pymt of claim representing xx over 360 months at an interest rate of 5% to be paid at xx per month.
The collection comments show the evidence about the cramdown. The latest payment history also shows that the borrower is performing and paying with interest rate 5.000 % same as borrower’s modified plan and the current UPB is xx.

Not Applicable	Right of Rescission	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: xx|---| |----| Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX43   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 7XX/XX08   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xxx   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 0.0%   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 4444444444444   Tape Value: 111000011100010010011111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444444444444   Tape Value: 111110010010001110010111   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xxx   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note document property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower xx (Debtor) had filed the bankruptcy under chapter xx.” had fxx. However unable to confirm the cram down amount. OnXX/XX/XX11; As per the filed the chapter xx the Debtor Pymt of claim representing xx over 360 months at an interest rate of 5% to be paid at xx per month.
The collection comments show the evidence about the cramdown. The latest payment history also shows that the borrower is performing and paying with interest rate 5.000 % same as borrower’s modified plan and the current UPB is xx."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per loan note date is xx. Hence settlement date is different from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "As per 1003 application report, the total monthly income is xx and the total monthly expenses are 17124.85 However, DTI is greater than 60%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24959930	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,930.43	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.064%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$104,235.25	Not Applicable	6.375%	xx	XX/XX/XX14	Financial Hardship	Updated Title Report -
The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
There are no judgments and liens found against borrower and subject property.
The 2018 S county 1st installment taxes are paid for XX/XX/XX18 in the amount of xx.
The 2017 W county 2nd installment taxes are paid for XX/XX/xx17 in the amount of xx.
The 2017 S county 1st installment taxes are paid for XX/XX/XX17 in the amount of xx.
The taxes are due in the amount of xx.
No delinquent taxes are found.	According to the payment history, the borrower is delinquent for 11 months and next due for 9XX/XX17. The last payment was received on XX/XX/XX17. The current P&I is in the amount of xx which was applied on 8XX/XX17. As per the payment history, the new UPB is xx. Currently the payment was done as per the modification agreement xx.

Collections Comments:According to servicing comment datedXX/XX/XX18, Currently the loan is in active bankruptcy. According to the payment history, the borrower is delinquent for 11 months and next due for 9XX/XX17. The last payment was received on XX/XX/XX17. The current P&I is in the amount of xx which was applied on 8XX/XX17. As per the payment history, the new UPB is xx. Currently the payment was done as per the modification agreement xx. According to modification agreement, the loan was modified on xx between the borrower xx. The new principal balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 6.375 % beginning from 9XX/XX14. The maturity date as per modification is 8XX/XX54. The loan was modified once since origination.
As per the collection comment datedXX/XX/XX16, the reason for default is borrower is in the hospital and trying to come up with the income.
The foreclosure was initiated and was rxx. The borrower intention is to keep home. However currently the foreclosure procedure is put on hold due to borrower filed bankruptcy on xx.
The borrower xx.
Voluntary petition was filed by the borrower xx. As per voluntary petition document schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xxhe POC was filed by the lender Fxx. The plan was not yet confirmed. The confimation hearing is on 1XXX/XX18. No further information has been found. No information has been found related to cram down.
As per the collection comment datedXX/XX/XX18, the subject property is occupied by the unknown party. No damage and repairs are found.

Foreclosure Comments:The foreclosure was initiated and was referred to xx. The borrower intention is to keep home. However currently the foreclosure procedure is put on hold due to borrower filed bankruptcy onxx.
Bankruptcy Comments:The borrower xx.
Voluntary petition was filed by the xx. As per voluntary petition document schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xxhe POC was filed by the lender xx. The plan was not yet confirmed. The confimation hearing is on 1XXX/XX18. No further information has been found. No information has been found related to cram down.	According to modification agreement, the loan was modified on xx. The new principal balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 6.375 % beginning from 9XX/XX14. The maturity date as per modification is 8XX/XX54. The loan was modified once since origination. Currently the payment was done as per the modification agreement xx.	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 10 (Days) |----| Comment: The Document Date of the Last Modification is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.15%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 75%   Tape Value: 75%   Variance:    Variance %: -0.15%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111111001110100000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000001111100111111111   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B		* Payment History is not Complete (Lvl 3) "As per the payment history report, the payment history is available fromXX/XX/XX17 to XX/XX/XX17. Hence we require latest 12 moths payment history report. The payment history is missing from 1XXX/XX17 toXX/XX/XX18. Hence the payment history is not complete."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59613159	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	22.892%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is from, xx.
There are three civil judgments against the borrower “xx” which are as follows:
The first junior Civil judgment against the borrower “xx” in the favor of xx.
The second junior civil judgment against the borrower “xx” in the favor of People of the xx.
The third junior civil judgment against the borrower xx in the favor of xx. It has been released however the released amount and date is not available in the supported document.
The tax certificate is required for current year taxes.
The 2018 county annual tax certificate is required for current tax status.
No prior year’s delinquent taxes have been found.
According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 111 months and the next due date for payment is 5XX/XX09. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.	Collections Comments:The loan is currently inactive in Bankruptcy and the next due date for payment is 5XX/XX09. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.
Unable to determine the reason for default.  The Loan has not been modified since origination.
The foreclosure was initiated and the file was referred to an attorneyxx. The judgment entered isxx and the hearing date is unavailable. However, the foreclosure was placed on hold due to bankruptcy under cxx.
The borrower had filed bankruptcy under xx and the last filing date is xx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 36 months for the total amount of xxx to the trustee. The POC was filed on xx.
As per schedule D of Voluntary Petition filed onXX/XX/XX18, shows that the amount of claim without deducting the value of the collateral xx and the Value of collateral is not available in the schedule D.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an xx. The judgment entered isxx and the hearing date is unavailable. However, the foreclosure was placed on hold due to bankruptcy under xx.

Bankruptcy Comments:According to the PACER, the borrower xx and the last filing date is xx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 36 months for the total amount of xxx to the trustee. The POC was filed onxx with the POC amount xx.
As per schedule D of Voluntary Petition filed onXX/XX/XX18, shows that the amount of claim without deducting the value of the collateral xx and the Value of collateral is not available in the schedule D.

According to the PACER, the borrower “xx and the last filing date is xx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 36 months for the total amount of xxx to the trustee. xx.
As per schedule D of Voluntary Petition filed onXX/XX/XX18, shows that the amount of claim without deducting the value of the collateral xx and the Value of collateral is not available in the schedule D.

Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per loan documents there is no MI so it is Not applicable. However, tape reflects No. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per loan documents there is no Mod so the maturity date is Not applicable. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per Appraisal the appraised value is xxowever, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 63%   Tape Value: 62%   Variance:    Variance %: 0.50%   Comment: As per Appraisal, the CLTV is 62.500%. However, tape reflects it as 62.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 63%   Tape Value: 62%   Variance:    Variance %: 0.50%   Comment: As per Appraisal, the LTV is 62.500%. However, tape reflects it as 62.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects it as 0000000000000000000000000000000000.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000000000000000000000 Variance: Variance %: Comment: As per Payment History, the String Reversed is 444444444444. However, tape reflects 0000000000000000000000000000000000.&#xxD; &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "As per review of the loan file, the Final Title policy is available in the loan file is located on” xx”.However the schedule A does not reflect the Amount of insurance."
* Payment History is not Complete (Lvl 3)     "The Payment history is available fromXX/XX/XX12 toXX/XX/XX14, as we require a recent 12 months payment history. However, the latest 12 months payment history is missing. Values are updated as per tape data."
* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed onXX/XX/XX18, shows that the amount of claim without deducting the value of the collateral xx,xx and the Value of collateral is not available in the schedule D."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York state. The following state disclosure are missing from the loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
New York Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
																																																																																								Expiration of Lock-in or Commitment Period"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15091412	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,337.82	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.163%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.890%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$117,769.60	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated onxx.
The chain of assignment has been completed. The last assignment was done From xx.
There is one Junior Civil Judgment against the borrower xx in the favor of Exxfor the amount of xx.which was recorded on xx.

The Combined  Annual taxes for the Year 2018 have due in the Amount of xx.
The Combined  Annual taxes for the Year 2017 have been paid in the Amount of xx.

No Prior Year Delinquent Taxes Have Been Found.

As per the review of payment history, the borrower is delinquent for 11 months the next due for payment is 9XX/XX17. The last payment was received onXX/XX/XX18. For the due date of 8XX/XX17, in the amount of xx with interest rate 5.000 % and PITI is in the amount of xx. The UPB reflecting is in the amount of xx.
However, the borrower has been making the payment as per current modification which was executed onxx.
Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Collection. This Step modification agreement was signed between xx. The Unpaid principal Balance is xx with interest rate 2.000 % which steps up in 5 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX10 with a maturity date of 8XX/XX42. The loan has been modified once since origination.
The borrower is delinquent for 11 months the next due for payment is 9XX/XX17. The last payment was received onXX/XX/XX18. For the due date of 8XX/XX17, in the amount of xx with interest rate 5.000 % and PITI is in the amount of xx. The UPB  reflecting is in the amount of xx. However, the borrower has been making the payment as per current modification which was executed on XXX/XX10.
The borrower xx. And The Plan Was Confirmed On xx. As Per Trustee’s Final Report Filed On xx The Allowed Amount Is xx And The Borrower Pays To The Creditor Is In The Amount Of xx. As Per Voluntary Petition Schedule D Amount Of Claim Without Deducting The Value Of The Collateral xxx And The Value Of Collateral xx. However, The Unsecured Portion Is xx.The xx. Bankruptcy Document Does Not Reflect Cramdown. The Debtor Was Dismissed On xx Due To Debtor Failure To Make Plan Payments. The Case Was Terminated Onxx.
As per seller tape data, the foreclosure was initiated in xx. However, As per collection comment, datedXX/XX/XX13 the foreclosure was put on hold due to the borrower had filed bankruptcy on xx.  The Debtor Was Dismissed on xx. The Case Was Terminated Onxx.As per collection comment unable to determine the current status. As we have collection comment tillXX/XX/XX18.
As per Servicing comment Unable to determine the reason for default.
According to collection comment datedXX/XX/XX18, the property is occupied by unknown Party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments: As per seller tape data, the foreclosure was initiated in xx. However, As per collection comment, datedXX/XX/XX13 the foreclosure was put on hold due to the borrower had filed bankruptcy on xx.  The Debtor Was Dismissed onxx.As per collection comment unable to determine the current status. As we have collection comment tillXX/XX/XX18.

Bankruptcy Comments:As Per PACER Report xx. And The Plan Was Confirmed On XX/XX/XX13. As Per Trustee’s Final Report Filed OnXX/XX/XX18, The Allowed Amount Is xx And The Borrower Pays To The Creditor Is In The Amount Of xx. As Per Voluntary Petition Schedule D Amount Of Claim Without Deducting The Value Of The Collateral xxx And The Value Of Collateral xx. However, The Unsecured Portion Is xx.The Creditor xx. Bankruptcy Document Does Not Reflect Cramdown. The Debtor Was Dismissed On xx.

This Step modification agreement was signed between xx. The Unpaid principal Balance is xx with interest rate 2.000 % which steps up in 5 steps ending at 5.125%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX10 with a maturity date of 8XX/XX42. The loan has been modified once since origination. However, the borrower has been making the payment as per current modification.	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: As per Note Document Loan was originated with the Baloon payment. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx   Tape Value: XX/XX/XX09   Variance: -75 (Days)   Variance %:    Comment: As per Modification Document last modified date is xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The lender does not require MI. Hence, it is not applicable; however, tape data reflects with No.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: XXX/XX10   Tape Value: XXX/XX15   Variance: 1826 (Days)   Variance %:    Comment: As per Modification Document Mod step 1 Date XXX/XX10.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per Modification Document Mod step 1 rate is 2.00%&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX15   Tape Value: XXX/XX16   Variance: 366 (Days)   Variance %:    Comment: As per Modification Document Mod step 2 Date XXX/XX15.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per Modification Document Mod step 2 rate is 3.00%   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: XXX/XX16   Tape Value: XXX/XX17   Variance: 365 (Days)   Variance %:    Comment: As per Modification Document Mod step 3 Date XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: As per Modification Document Mod step 3 rate is 4.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: XXX/XX17   Tape Value: XXX/XX18   Variance: 365 (Days)   Variance %:    Comment: As per Modification Document Mod step 4 Date XXX/XX17.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Rate   Loan Value: 5.0%   Tape Value: 5.1%   Variance:    Variance %: -0.13%   Comment: As per Modification Document Mod step 4 rate is 5.00%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 75%   Tape Value: 100%   Variance:    Variance %: -25.00%   Comment: As per the appraisal report, original CLTV ratio percent is 75.00%; however, tape data reflects with 100.00%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000100000100101011010000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000010110101001000001000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value:xx  Variance:    Variance %:    Comment: As per Note document Property address street xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per the final application, puspose of refinance per application is debt consolidation; however, tape data reflects with cash out-other.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from 4XX/XX12 to 7XX/XX18; as we require a recent 12 months payment history. However, the payment history is missing from 9XX/XX17, 1XXX/XX17,XXX/XX18,4XX/XX18 and 6XX/XX18,8XX/XX18."	* Missing Required Disclosures (Lvl 2) "The List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "As Per Voluntary Petition Schedule D Amount Of Claim Without Deducting The Value Of The Collateral xxx And The Value Of Collateral xx. However, The Unsecured Portion Is xx."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the Operative Index value. As per the supportive Documents is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The following required state disclosure are missing from the loan file.
1. Amortization Schedule Disclosure.
2. Credit Property Insurance Disclosure.
3. Fee Agreement.
4. Priority of Security Instrument Disclosure.
5. Attorney Selection Disclosure."
* XXX State Regulations Test Failed (Lvl 2)     "Grace Period Test: FAIL Loan Data 10Days Comparison Data 15Days Variance -5Days
This loan failed the grace period test.
The loan has a grace period that does not conform to the requirements for the lender's license type in the state where the property is located.

Late Fees Test: FAIL Loan Data 6.000% Comparison Data 4.000% Variance +2.000%.
This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

The loan is a first lien mortgage and has a principal amount that is greater than or equal to xxx00 and charges discount points that are not paid for the purpose of reducing, and do not in fact result in a bona fide reduction of the interest rate.
Points are treated as paid for the purpose of reducing, and in fact result in a bona fide reduction of the interest rate, if they are marked as "Bona Fide - State.""
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the grace period test.
This loan failed the late fees test.
This Loan failed Bona Fide Discount Points Test:"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65331365	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$641.15	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.856%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of assignment has been completed. The last assignment is fromxx.
There is a junior mortgage originated on XX/XX/XX02 with the lender xx.
There is a 2nd junior mortgage originated on XX/XX/XX15 with the xx.
The annual taxes have been paid in the total amount of xx. No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months and the next due is on 9XX/XX17. The last payment was received onXX/XX/XX18. The last payment was paid in the amount of xx which was applied for the due date was 8XX/XX17 and next due date is 9XX/XX17. The UPB reflected in the amount of xx.
The borrower has been paying as per the Note.	Collections Comments:As per the servicing comments, the loan is currently in bankruptcy.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 11 months and the next due is on 9XX/XX17. The last payment was received onXX/XX/XX18. The last payment was paid in the amount of xx which was applied for the due date was 8XX/XX17 and next due date is 9XX/XX17. The UPB reflected in the amount of xx.
The borrower has been paying as per the Note.
According to the servicing comments, the foreclosure was xx. However, the file has been put on hold because of active bankruptcy.
xx and xx. The debtor filed proposed xx plan onXX/XX/XX18 which was confirmed on XX/XX/XX18. According to the plan, the debtor shall pay xx Bi-weekly for  60 months. The creditor xx.
Available servicing comment shows the subject property is non-owner occupied and is in good condition. No damages have been observed and reason for default is decreased income.
Foreclosure Comments:According to the servicing comments, xx. However, the file has been put on hold because of  bankruptcy filed on xx. Currently foreclosure is in awaiting sale state.
Bankruptcy Comments:xx. The debtor filed proposed xx plan on xx. According to the plan, the debtor shall pay xx Bi-weekly for 60 months. The creditor xx.	Not Applicable	Credit Application Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure Right of Rescission	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX32   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 110111100001100001100000   Variance:    Variance %:    Comment: The Payment History String as 444444443440, tape shows 100101010110100000&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 000001100101100001101011   Variance:    Variance %:    Comment: The Payment History String reversed is 4123444444444, tape shoows 000001011111010001010111&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Cash Out - Other Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX15 to XXX/XX18; however, we required latest 12 months payment history. The payment history is missing from 4XX/XX18 toXX/XX/XX18."	* Application Missing (Lvl 2) "The available Final Application is not signed by the borrower."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "The XXX TILA test is faild for:-
1) TILA Finance Charge Test:
The Loan data is xx The Comparison data is xx and the Variance is -xx

2) TILA Foreclosure Rescission Finance Charge Test:
The Loan data is xx The Comparison data is xx and the Variance is -xx

3) TILA APR Test:
The Loan data is 8.180% The Comparison data is 8.320% and the Variance is -0.140%."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to
1) TILA Finance Charge Test:
2) TILA Foreclosure Rescission Finance Charge Test:
3) TILA APR Test:"
																																																																																								* Application Not Signed by All Borrowers (Lvl 2) "The available Final Application is not signed by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37297207	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$830.36	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.326%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.672%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$97,316.70	Not Applicable	4.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX in the amount of xx. The chain of the assignment is complete as current assignee is xx.
There is a junior mortgage on the subject property in the amount of xx recorded on xxwith xx.
There are three civil judgments against the borrower, the first was recorded on XX/XX/XX11 in the amount of xx which is in the favor ofxx.
The second was recorded on XX/XX/XX12 in the amount of xx which is in the favor of xx.
 The third was recorded on XX/XX/xx12 in the amount of xx  which is in the favor of xx.
The 2017 annual county taxes have been paid in the amount of xx which were due for XX/XX/xx18; however, no prior delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 5 months and the next due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied to XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is XXX/XX18. As per collection comments, the reason for default is unable to determine.
The loan has modified thrice since origination; however, it was effectively modified on xx, As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.00 % and P&I of xx. The payments were started from 1XXX/XX15 and the maturity date will be 9XX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at "xx" the loan was modified onxx and According to the document located at "xx," the loan was modified on xx.
As per review, the foreclosure was initiated and the file was referred to an axx; however, the foreclosure was put on hold due to filed bankruptcy by borrower xx.
As per PACER records, the borrower has filed the bankruptcy under chapter xx. The POC was filed on xx. The plan was confirmed onXX/XX/XX17 and as per the modified plan dated 5XX/XX17, the debtor shall pay xx monthly for the period of 60 months.    As per collection comments, the property occupied by the owner and As per collection comments dated, theXX/XX/XX15, the loss date was July 2015, the loss is caused due to tree fell on the roof ; however, according to the comment dated 9XX/XX15, the borrower received the claim check in the amount of xx and according to the comment datedXX/XX/XX16, the side of the roof was repaired; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per review, the foreclosure was initiated and the file was rxx; however, the foreclosure was put on hold due to filed bankruptcy by borrower xx.
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under chapter xx.The POC was filed on xx. The plan was confirmed onXX/XX/XX17 and as per modified plan dated 5XX/XX17, the debtor shall pay xx monthly for the period of 60 months.	This modification agreement was made onXX/XX/XX15 between the lender " xx. As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.00 % and P&I of xx. The payments were started from 1XXX/XX15 and the maturity date will be 9XX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at "xx" the loan was modified on 8XX/XX13 and According to the document located at "xx" the loan was modified on 1XXX/XX11.

Origination Appraisal	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 19 (Days) |----| Comment: The Modification reflects the Modification Date asXX/XX/XX15.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110000000001111111111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 111111111111100000000011 Variance: Variance %: Comment: The Payment History String reversed is 444444444444. Tape Source: Initial Tape Type:	B			* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower." * Missing Appraisal (Lvl 2) "The appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14711346	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,788.53	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$278,536.28	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx07 and was recorded on xxwith xx.
The chain of the assignment is completed. Currently the assignment is withxx.
There are no active judgments and liens are found.
2018 1st half taxes paid amount xx on datedXX/XX/XX18 & 2018 2nd half taxes due amount xx due date XX/XX/xx18.
There are no delinquent taxes are found.	According to payment history, the borrower currently delinquent 13 months and next due date is 7XX/XX17. The last payment date is received onXX/XX/XX17 in the payment history, the payment received in the total amount of xx, which is applied to 6XX/XX17. As per tape data, the new principal balance is xx. The borrower making payments as per the modification document.	Collections Comments:The subject loan is in bankruptcy process. Review of the collection comment from 1XXX/XX16 to 1XXX/XX18 states that the Review of the payment history the borrower currently delinquent 13 months and next due date is 7XX/XX17. The last payment date is received onXX/XX/XX17 in the payment history, the payment received in the total amount of xx, which is applied to 6XX/XX17. As per tape data, the new principal balance is xx. The borrower making payments as per the modification document.
According to the PACER, the borrower had filed for bankruptcy under xx. The POC was filed on xx. As per the proposed plan, the debtor shall pay to the trustee in the amount of xx for 40months.
The foreclosure was initiated and referred to attorneyxx. As per comment datedXX/XX/XX18, the sale was xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx.No further details have been found.
As per servicing comments datedXX/XX/XX18 shows that the subject property has been occupied by the owner. No damage and repairs have been found.
Foreclosure Comments:The foreclosure was initiated and referred to attorney filed on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx.No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with thexx. The POC was filed on xx, the POC amount is xx. As per the proposed plan, the debtor shall pay to the trustee in the amount of xx for 60 months.	According to the modification, the loan was modified on xx between the borrower and Lender. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.625 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX12. The maturity date as per modification isxx. This loan was modified once.	Credit Application	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 40 (Days) |----| Comment: The modification reflects document last modification date is 1XXX/XX12.&#xxD; &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: As per the appraisal the original appraised value is xx however tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.45%   Comment: As per the doc the CLTV is xxx485 however tape reflects as 74.00%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.45%   Comment: As per the doc the LTV is 73.548% however tape reflects as 74.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110101110011100100000000   Variance:    Variance %:    Comment: the payment reflects in the Payment History String as 4444444444.   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000001101110011101011 Variance: Variance %: Comment: The payment reflects in the Payment History String as 44444444444.. Tape Source: Initial Tape Type:	B		* Payment History is not Complete (Lvl 3) "The payment history is available from 7XX/XX17 to XX/XX/XX17 and However, as we require the latest 12 months payment history. The missing payment history from 1XXX/XX17 toXX/XX/XX18."	* Application Missing (Lvl 2) "Final 1003 is missing in the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2635516	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$789.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$56,899.66	$17,069.90	4.625%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The last assignment is with xx.
There is one junior mortgage against the subject property originated on XX/XX/XX05 in the favor of xx. which was recorded on xx.
Junior mortgage gives wrong reference to deed. It gives reference of an assignment related to first mortgage of xx.
There is one civil judgment against xx in the favor of xx. However, middle of the defendant mentioned on the supportive document does not match with the borrower name.
2016 and 2017 combined annual taxes have been paid in the total amount of xx on XX/XX/xx16 and XX/XX/xx17 respectively.
2018 combined annual taxes are due in the amount of 789.00 on XX/XX/xx19. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower currently delinquent for 23 months and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX16. The UPB is not reflected in the latest payment history. As per tape data as of XX/XX/XX18, the UPB reflected is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX14 with the interest rate of 4.625 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX16. The UPB is not reflected in the latest payment history. As per tape data as of XX/XX/XX18, the UPB reflected is in the amount of xx. The borrower has been making payments as per the modification agreement dated xxwith the interest rate of 4.625 % and P&I of xx.The loan has been modified twice since the origination.
The foreclosure was initiated and was referred to an xx. The complaint was xx. The foreclosure was put on hold due to title issue. There was missing interest of xx.  Title was vested in xx by deed recorded xx.  The subject deed of trust which was recorded on xx borrower. The title issue was resolved on xx. The title issue can be closed.  xx.  The aka has been established of record.
The foreclosure was put on hold due to the borrower, "xx" had filed the bankruptcy under xx with the xxand the plan was confirmed on XX/XX/XX17. The POC was filed by the creditor on xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. According to the confirmed xx plan, the debtor shall make payments to the trustee in the aggregate amount of xx, which shall be payable as follows (state amount of monthly payment and the number of months to be paid): xx per month for 60 months. Amount of arrearage to be paid is in the amount of xx.The amount of claim as per plan is xx and amount of claim to be paid is in the amount of xx with the monthly payment of xx. Order on Amended Motion to Confirm xx Plan was filed on xx. Motion for relief from stay was filed on xx.Consent Order Regarding Motion for Relief from Stay was filed on XX/XX/XX17. Motion to dismiss the case because of the failure of the debtor(s) to comply with the Plan was filed on xxwhich will be due from XX/XX/XX18.
No latest BPO report is available in the loan file. No comment pertaining damage to the subject property has been observed. According to the comment dated XX/XX/XX18, the subject property is occupied by the unknown party.

Foreclosure Comments:According to the collection comment, the foreclosure was initiated and was referred to an attorney on 0xx.  Title was vested in xx.  The subject deed of trust which was recorded on xx. The title issue was resolved on XX/XX/XX16. The title issue can be closed.  xx.  The aka has been established of record.
The foreclosure was put on hold due to the borrower, "xx.
Bankruptcy Comments:The borrower, "xx and the plan was confirmed on XX/XX/XX17. The POC was filed by the creditor on xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. According to the confirmed xx plan, the debtor shall make payments to the trustee in the aggregate amount of xx, which shall be payable as follows (state amount of monthly payment and the number of months to be paid): xx per month for 60 months. Amount of arrearage to be paid is in the amount of xx.The amount of claim as per plan is xx and amount of claim to be paid is in the amount of xx with the monthly payment of xx. Order on Amended Motion to Confirm xx Plan was filed on XX/XX/XX17. Motion for relief from stay was filed on XX/XX/XX17.Consent Order Regarding Motion for Relief from Stay was filed on xx. Motion to dismiss the case because of the failure of the debtor(s) to comply with the Plan was filed on XX/XX/XX18.
According to the notice of mortgage payment change dated XX/XX/XX18, the new mortgage payment will be in the amount of xxwhich will be due from XX/XX/XX18.
Loan Modification agreement was made between borrower xx. The borrower agree to pay xx with interest rate of 4.625 % from first payment date XXX/XX14 and ends with the maturity date of XXX/XX54. The borrower agrees to pay the amount of xx as deferred balance on the maturity date XXX/XX54. The UPB that has been amortized is xx as an interest bearing amount.
The total unpaid principal balance is xx.
The loan has been modified twice since the origination.	Affiliated Business Disclosure
Credit Application
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Origination Appraisal
HUD-1 Closing Statement
Final Truth in Lending Discl.
Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:xxape Value: xx |---| -88 (Days) |----| Comment: Updated as per modification.&#xxD; Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 80%   Variance:    Variance %:    Comment: Final Hud-1 and appraisal report is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000011111011011111101   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101111110010111110000000   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.43%   Comment: Updated as per modification.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xxVariance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	D	* Property is Manufactured Housing (Lvl 4) "Home is not affixed. An appraisal report at the time of origination is missing from the loan file. Available appraisal located at- “xx states the subject property type is manufactured home. Latest tax report attached with updated title report dated xxist subject property type as Mobile/manufacture home. Neither Short form policy has ALTA-7 endorsement attached with it nor does the mortgage have VIN number listed in it. Mobile Home Affixture Affidavit is also not found in the loan file. It is unable to confirm whether subject property is affixed to the land. No latest BPO report is available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated Hud-1 and itemization is missing from the loan file."
* Payment History is not Complete (Lvl 3)     "The payment history is available from XX/XX/XX15 to XX/XX/XX18. However, we require latest 12 months payment history. The payment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The comment history is availabe from XX/XX/XX14 to XX/XX/XX18 and from XX/XX/XX18 to XX/XX/XX18. However, we require latest 24 months collection comment. The comment history is missing from XX/XX/XX18 to XX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in North Carolina State. The following disclosures are missing from the loan file:
Amortization Schedule Disclosure
Credit Property Insurance Disclosure
Fee Agreement
Priority of Security Instrument Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24573828	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,188.86	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.887%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX06 with xx. Which was recorded on xx.Chain of assignment of assignment has been completed. Currently, the mortgage is with xx. There is a junior IRS lien in the amount of xx in the favor of xx. 2017 County taxes have been paid in the amount of xx.	Review of the payment history provided from period XX/XX/XX15 till XX/XX/XX18 shows borrower is more than 240 plus days delinquent. The last payment received was in the amount of xx on XX/XX/XX17 for due date XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB reflects in the provided payment history tape data is in the amount of xx and current interest rate is 9.250%. Borrower is paying his payment as per the note document.	Collections Comments:
As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on XX/XX/XX06 with xx.Chain of assignment of assignment has been completed. Currently, the mortgage is with xx. There is a junior IRS lien in the amount of xx in the favor of xx County taxes have been paid in the amount of xx.

According to review of the servicing comment the foreclosure was initiated; the foreclosure was on hold due to the borrower xx. The plans were confirmed on xx. As per order plan confirmation dated 0xx shall make monthly payments to the Trustee until the Plan is completed, for a period not to exceed sixty (60) months. There is no more information abort at for foreclosure sale date and reason for default Unemployment.

The borrower xx had filed bankruptcy under Chapter xx. The plans were confirmed on XX/XX/XX18. The POC was filed onxx.As per xx plan dated XX/XX/XX; the debtor shall pay to the trustee the sum of xxx for 12 months, then increase to xxx for 12 months, then increase to xxx for 12 months, then increase to xxx for the remainder of the plan. This plan is estimated to be for 60 months. As per order plan confirmation dated XX/XX/XX18 the Debtor(s) shall make monthly payments to the Trustee until the Plan is completed, for a period not to exceed sixty (60) months. The scheduled-D filed xx. (Subject Mortgage) is xx; allowed claim is xx and unsecured amounts xx.

Review of the payment history provided from period XX/XX/XX15 till XX/XX/XX18 shows borrower is more than 240 plus days delinquent. The last payment received was in the amount of xx on XX/XX/XX17 for due date XX/XX/XX17. The next due date is XX/XX/XX17. Current UPB reflects in the provided payment history tape data is in the amount of xx and current interest rate is 9.250%. Borrower is paying his payment as per the note document.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx. The plans were confirmed on XX/XX/XX18. The POC was filed onxx.As per xx plan dated XX/XX/XX; the debtor shall pay to the trustee the sum of xxx for 12 months, then increase to xxx for 12 months, then increase to xxx for 12 months, then increase to xxx for the remainder of the plan. This plan is estimated to be for 60 months. As per order plan confirmation dated XX/XX/XX18 the Debtor(s) shall make monthly payments to the Trustee until the Plan is completed, for a period not to exceed sixty (60) months. The scheduled-D filed XX/XX/XX claim amount for the xx; allowed claim is xx	Not Applicable	HUD-1 Closing Statement	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: xx|---| |----| Comment: As per tape data Mod Maturity date is xxand as per review data it is not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Not Applicable   Tape Value: 100%   Variance:    Variance %:    Comment: As per tape data Original CLTV Ratio percent is 100.00 % and per review data is Not Applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 100%   Variance:    Variance %:    Comment: As per Original Standard LTV (OLTV) is 100.00 % and as per review it is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210444   Tape Value: 010111111101111000000010   Variance:    Variance %:    Comment: As per tape data payment history string is 010111111101111000000010 and as per review it is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444012344444 Tape Value: 010000000111101111101010 Variance: Variance %: Comment: As per tape data payment history string reversed is 010111111101111000000010 and as per review it is 444444444444. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD1 along with estimated HUD1 and Itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3)     "Comment history is available fromXX/XX/XX14 toXX/XX/XX18. However, we require the latest 24 months comment history. Comment history missing fromXX/XX/XX18 to XX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "The scheduled-D filed XX/XX/XX claim amount for the creditorxx is xx; allowed claim is xx and unsecured amounts xx."	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per updated title report dated XX/XX/XX18,there is a junior IRS lien in the amount of xx in the favor of xx."
																																																																																								* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91634653	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$658.55	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX14	$60,460.43	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has not been completed. The assignment is missing from xx. The latest assignment is from, xx.
No judgment and liens were open against the borrower.
The 2018 combined annual taxes are paid on 1XXX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2014.	Collections Comments:The loan is currently inactive in Bankruptcy and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2014.
 Unable to determine the reason for default.
 The loan was modified only once since origination which was effective on xx, between the borrower “xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.625%, beginning from 5XX/XX14 till the maturity date 4XX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
According to the available servicing comment and document the foreclosure has not been found.
The borrower had filed bankruptcy under xx with txx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on xx
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx and the plan was confirmed on xx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on 5XX/XX18 with the POC amount xx and the amount of arrearage is xx.
The Loan modification agreement was made on 4XX/XX14, between the borrower xx”. The borrower promises to make a monthly payment of xx with the rate of interest 4.625%, beginning from 5XX/XX14 till the maturity date 4XX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.

HUD-1 Closing Statement Notice of Servicing Transfer Affiliated Business Disclosure Right of Rescission Title Policy Final Truth in Lending Discl. Origination Appraisal Credit Application	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 58 (Days) |----| Comment: As per Mod the last modification date is xx. However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: &#xxD; &#xxD; As per loan documents there is no MI. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 111101111101111010011100   Variance:    Variance %:    Comment: &#xxD; As per Payment History, the String Reversed is 444432144444. However, tape reflects 11101111110111111011000111000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444441234444 Tape Value: 001110010111101111111111 Variance: Variance %: Comment: &#xxD; As per Payment History, the String Reversed is 444441234444. However, tape reflects 0011110011101111111111111111111.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file along with itemization and estimated HUD-1."
* Title policy missing (Lvl 3) "Final title policy is missing from the loan file. However values are updated as per Commitment."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The review of the XXX dated XX/XX/XX18, the chain of the assignment has not been completed. The assignment is missing from xx. The latest assignment is from,xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58948718	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$12,550.78	$12,550.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX12	$423,579.89	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated onXX/XX/xx08 with xx.
Chain of assignment has been completed. Currently, the mortgage is with Fxx.
There are 2 IRS liens in the favor of xx first which was recorded on xx.
The 2018 annual taxes have been delinquent in the amount of xx and 2017 taxes have been paid.
As per the review of the payment history, the borrower has been delinquent for 60 months and the next payment is due for 8XX/XX13. The last payment was received on 1XXX/XX15 in the amount xx which was applied for 7XX/XX13. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2012 mod terms.	Collections Comments:The loan is currently in active collection and next payment is due for next payment is due for 8XX/XX13. The last payment was received on 1XXX/XX15 in the amount xx which was applied for 7XX/XX13. No records for foreclosure have been found. As per the review of the PACER report, the borrower filed bk onxx. The debtor was dismissed on xx. As per the comment datedXX/XX/XX18, the property is unknown occupied.
As per the comment datedXX/XX/XX17, there are damages to the property. The estimated cost of repairs is not mentioned. No details regarding the insurance claim is found.  No comments have been found stating the damages have been repaired.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of the PACER report, the borrower filed bk on xx The POC was filed on xx. The MFR isXX/XX/XX14. As per the voluntary petition scheduled D, there is a unsecured portion in the amount of xx and the amount of claim without deducting the value of collateral is xx.	The modification agreement was made between the borrower "xx The reason for modification is a financial hardship. As per modified terms, the borrower had given promise to pay the UPB of xx with interest rate of 4.6250% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX12 and ends with the maturity date of xx.	HUD-1 Closing Statement Final Truth in Lending Discl. Title Evidence Origination Appraisal Right of Rescission Credit Application	Field: Doc Date of Last Modification Loan Value: xx Tape Value: 8XX/XX12 |---| -32 (Days) |----| Comment: As per the mod, the doc date of mod is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 79%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX13   Variance:    Variance %:    Comment: No records for foreclosure have been found   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:XX/XX/XX14 Variance: Variance %: Comment: No records for foreclosure have been found Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either"	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 toXX/XX/XX18. As we require latest 12 months of the payment history. Missing payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "The Final TIL is missing in the loan file."
* Property Damage (Lvl 2)     "As per the comment datedXX/XX/XX17, there are damages to the property. The estimated cost of repairs is not mentioned. No details regarding the insurance claim is found.  No comments have been found stating the damages have been repaired."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, there are 2xx."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The borrower filed bk on xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
The debtor was dismissed onXX/XX/XX16."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, the 2018 annual taxes have been delinquent in the amount of xx"
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right Of Rescission is missing from loan file."
																																																																																								* Application Missing (Lvl 2) "The final applicatiXX/XX03 is missing from loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10636812	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,972.52	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	81.222%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$114,657.72	Not Applicable	4.250%	xx	XX/XX/XX15	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
There are two active credit judgment against borrower xx as follows:
First , in favor of  xx.
Second, in favor of xx.
The 2018 combined 1st installment taxes are paid forXX/XX/XX18 in the amount of xx.
The 2018 utility annual taxes are due for 1XXX/XX18 in the amount of xx.
The taxes are due in the amount of xx.
No delinquent taxes are found.	According to the payment history, the borrower is delinquent for 5 months and next due for XXX/XX18. The last payment was received on 8XX/XX18. The current P&I is in the amount of xx which was applied on XXX/XX18. As per the payment history, the new UPB is xx. Currently the payment was done as per the modification agreement xx.	Collections Comments:According to servicing comment datedXX/XX/XX18, Currently the loan is in active bankruptcy.
According to the payment history, the borrower is delinquent for 5 months and next due for XXX/XX18. The last payment was received on 8XX/XX18. The current P&I is in the amount of xx which was applied on XXX/XX18. As per the payment history, the new UPB is xx. Currently the payment was done as per the modification agreement (xx). According to modification agreement, the loan was modified on xx. The new principal balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 4.250 % beginning from 1XXX/XX15. The maturity date as per modification is 1XXX/XX55. The loan was modified once since origination.
The reason for default is unavailable in collection comments.
No foreclosure was initiated. The borrower intention is to keep subject property.
The borrower xx had filed for bankruptcy under xx.
Voluntary petition was filed on xx. As per schedules document schedule D, the amount of claim without deducting value of collateral is xx.
The POC was filed on 3xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee xx per month for 60 months. The plan was confirmed on XX/XX/XX16. No further information has been found. No information has been found related to cram down.
As per the collection comment datedXX/XX/XX18, the subject property is occupied by the unknown party. No damage and repairs are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx.
Voluntary petition was filed on 0xx. As per schedules document schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xx.
The POC was filed on xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee xx per month for 60 months. The plan was confirmed on XX/XX/XX16. No further information has been found. No information has been found related to cram down.	According to modification agreement, the loan was modified on xx between the borrowers xx. The new principal balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 4.250 % beginning from 1XXX/XX15. The maturity date as per modification is xx. The loan was modified once since origination. Currently the payment was done as per the modification agreement (xx).	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000101111011111111111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111111110111101000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "he borrower xx.
																																																																																							Voluntary petition was filed on xx. As per schedules document schedule D, the amount of claim without deducting value of collateral is xx,xx and the value of collateral that supports this claim is xx and unsecured portion is xx."	* DTI > 60% (Lvl 2) "As per the application the borrowers monthly income is xx and total monthly expenses are in the amount of xx. However DTI exceeds 60%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58354450	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$526.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	No	Not Applicable	Not Applicable	First	Preliminary title policy	Not Applicable	Not Applicable	Unavailable	$68,280.59	Not Applicable	0.000%	xx	XX/XX/XX13	Financial Hardship	Updated title does not show any indication that a notice was filed for foreclosure or bankruptcy; power of attorney noted for xx	Pay history - 8XX/XX/XX12 XX/XX/XX14; BDE historyXX/XX/XX15 -XX/XX/XX18 last payment due 1XXX/XX17	Collections Comments:CommentsXX/XX/XX16 -XX/XX/XX18 comments indicate that foreclosure proceedingsxx were on hold due to bankruptcy; indicates a cramdown xx@0% for 30 yrs XX/XX/XX14; collection90 historyXX/XX/XX18 occupancy unknown; CollectionXX/XX/XX16 -XX/XX/XX18, foreclosure proceeding in process xx
Foreclosure Comments:Comments indicate that foreclosure proceedings were started but was stopped because of xx An offer to foreclose was sent to borrower xx, Referral and S&C date from tape
Bankruptcy Comments:Borrower has filed bankruptcy under chapter xx. POC was filed onxx. Amended plan which was filed onXX/XX/XX13 shows that the JPMC shall be deemed to have an Allowed subject Secured Claim, equal to the value of property is xxx00 constituting collateral for subject claim. the Debtor shall pay the Allowed Secured Claim of xx, which Note provides for amortization of 100% of the principal amount of the Allowed Secured Claim over 20 years with interest at 5% per annum and twelve monthly payments per year. Payments shall commence thirty days after the Effective Date and continue until the Allowed Secured Claim is paid in full. The Unsecured Portion, which represents a remaining principal obligation of the xx against the subject property, shall remain a lien against property individually until paid in full by the Debtor without interest. Debtor will Pay - xx per month to subject creditor. Order Confirming xx Plan was filed on XXX/XX13 which shows that the debtor amended plan which was filed onXX/XX82013 is hereby confirmed. Case terminated on XX/XX/XX13.	This is the cramdown amount indicted in the comments. No documentation fo agreement. Payment amount of xx is the amount of the last payment made,	Flood Certificate Modification Missing Dicsloures	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: xx|---| |----| Comment: Missig modification agreement Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: D   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101100100011101101011111   Variance:    Variance %:    Comment: coverted scale to 0-4   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111110101101110001011101   Variance:    Variance %:    Comment: converted scale ot 0-4   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "Missing cramdown agreement as outlined in comments. Tape data considered it a modification"	* Missing flood cert (Lvl 2) "Flood cert. is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "Title reveals current property owner is an unknown thrid party"
* Describe the BK payment plan (Lvl 2)     "Borrower has filed bankruptcy under chapter xx. Amended plan which was filed onxx shows that the xx shall be deemed to have an Allowed subject Secured Claim, equal to the value of property is xxx00 constituting collateral for subject claim. the Debtor shall pay the Allowed Secured Claim of xx by delivery of a new Promissory Note in the (the “Note”), which Note provides for amortization of 100% of the principal amount of the Allowed Secured Claim over 20 years with interest at 5% per annum and twelve monthly payments per year. Payments shall commence thirty days after the Effective Date and continue until the Allowed Secured Claim is paid in full. The Unsecured Portion, which represents a remaining principal obligation of the Debtor to xx secured by subject mortgage against the subject property, shall remain a lien against property individually until paid in full by the Debtor without interest. Debtor will Pay - xx per month to subject creditor.  Order Confirming xx Plan was filed on XXX/XX13 which shows that the debtor amended plan which was filed on xxis hereby confirmed. Case terminated on xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78820824	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	5.260%	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	$79,695.41	Not Applicable	4.750%	xx	XX/XX/XX13	Financial Hardship	As of XX/XX/xx18 shows subject mortgage was originated on xx in the amount of xx. Chain of assignment is complete as current assignee is xx No active liens/judgments. Taxes are paid current. Title report evidences a total 5 transfers of title within family	Dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 0XXX/XX17 to till date. The delinquency has been done for 17 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx, and rate of interest is 4.750%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Collection historyXX/XX/XX14 XX/XX/XX18: cramdown 6XX/XX13 confirmed xx equal payment, modification decline XX/XX/XX16; bankruptcy litigation was contested; Collection930 no comments; Comments history 8XX/XX15 - 6XX/XX17 property reported vacantxx; active bankruptcy; no damages; no mention of modification of foreclosure; Comment930 -XX/XX/XX18 no comments
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy chapterxx. xx plan was confirmed on xx stating the claim for a subject mortgage will be modified by reducing the interest rates to 4.75% on the entire existing balance owed.	Modification is missing as indicated by tape data. Possibly refers to cramdown which is on bankruptcy page.	Modification Origination Appraisal	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: 1XXX/XX16 |---| |----| Comment: Missing modification agreement Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011101010010000001001110   Variance:    Variance %:    Comment: converted scale to 0-4   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011100100000010010111110   Variance:    Variance %:    Comment: converted scale to 0-4   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: Per note   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: Per note   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: Reveiew not required&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: Reveiew not required Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "Tape indicates there is a modification. No record in file."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Describe the BK payment plan (Lvl 2)     "The borrower filed bankruptcy chapter xx. xx plan was confirmed on xx stating the claim for a subject mortgage will be modified by reducing the interest rates to 4.75% on the entire existing balance owed."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46054079	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$968.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX12	$97,088.72	Not Applicable	2.875%	xx	XX/XX/XX12	Financial Hardship	The current title report lists a first mortgage of xx by Chase. There is a purchase money second mortgage of xx with xx. There is also a xx third mortgage by xx.	The loan was delinquent 6 months at time of transfer to xx Bankruptcy was filed xx The loan was funded by xx and transferred to xx	Collections Comments:The loan was delinquent at time of transfer to xx A proof of claim was filed xx. The amount was xx with xx as unsecured. The bankruptcy plan has a second mortgage with xx with a xx balance all as unsecured and a third mortgage with xx with a balance of xx all as unsecured. The bankruptcy filing has stalled any foreclosure action.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy on xx. The plan was confirmedXX/XX/XX13 and modified four subsequent dates with the last date being XXX/XX18.	The loan was modified on xx. The modified balance is xx. The interest rate was modified to 2.875% for the next 60 months beginning 1XXX/XX12 followed by an increase in rate to 3.625% for the next 233 months beginning 1XXX/XX17. The maturity date was extended to 4XX/XX37.	Credit Application Final Truth in Lending Discl.	Field: Mod Step 1 Date Loan Value: 1XXX/XX12 Tape Value: 1XXX/XX17 |---| 1826 (Days) |----| Comment: Updated due to the latest Modification&#xxD; Tape Source: Initial Tape Type:	B	* Hazard Insurance (Lvl 3) "The file does not have the most current insurance policy which has the risk of not knowing whether there is sufficient coverage in the event of a loss. The issue can be cured by obtaining the current policy."	* Application Missing (Lvl 2) "Final Application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.895%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
																																																																																								The loan data is 0.000% and comparison data is 6.895%; hence, the variance is -6.895%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47403923	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	$0.00	$6,116.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	$108,589.10	Unavailable	5.250%	xx	XX/XX/XX15	Unavailable	The review of the XXX datedXX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is fromxx.
There is one junior mortgage in the amount of xx with xx.
There are two municipal liens (xx against the subject property in the favor of the same plaintiff The City of xx total in the amount of xx which was recorded on xx respectively.
The 2017 County annual installment taxes have been paid on XX/XX/xx17 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 17 months and the next due date for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX16.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified once since origination. However, the modification is missing from the loan file. As per the payment history, the interest rate is reduced from 7.750% to 5.250% and P&I is reduced from xx to xx.
No foreclosure activity has been initiated in the servicing comments.
According to the PACER, the borrower “xx. However, the plan was not confirmed. The motion to convert the case from xx to xx was filed on xx. However, the xx plan is not confirmed yet. The voluntary petition does not show subject property address and claim amount of the mortgage.
As per the servicing comment dated XX/XX/XX18, the subject property has been occupied by the unknown party and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx. However, the plan was not confirmed. The motion to convert the case from xx to xx was filed on xx. However, the xx plan is not confirmed yet. The voluntary petition does not show subject property address and claim amount of the mortgage.

Modification agreement is missing from the loan file. As per payment history interest rate is reduced from 7.750% to 5.250% and P&I is reduced from xx to xx.	HUD-1 Closing Statement Origination Appraisal Final Truth in Lending Discl. Credit Application Modification	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: xx |---| |----| Comment: The modification is missing from the loan file. Hence, Doc date last modification is unavailable; however, tape data reflects with xx. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan modification is missing from the loan file. hence, loan amortization type is unavailable; however, tape data reflects with Fixed.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 79%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101001100000100000000000   Variance:    Variance %:    Comment: The payment history string is 444444444444; however, tape data reflects with 1010011000010000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101000001110101   Variance:    Variance %:    Comment: The payment history string is 444444444444; however, tape data reflects with 00000000001010000110101.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the updated title report dated XX/XX/XX18, the subject mortgage is on other lien position. There are two municipal liens (xx) against the subject property in the favor of same plaintiffxx total in the amount of xxwhich was recorded on xx."
* Title Review shows major title concern (Lvl 4)     "As per the updated title report dated XX/XX/XX18, there are two municipal liens (xx) against the subject property in the favor of the same plaintiff The xx total in the amount of xx which was recorded on XX/XX/XX15 and XX/XX/XX15 respectively. The subject property has located the xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cured by paying off the above unpaid lien with interest if any."
* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate mortgage with P&I of xx and the rate of interest at 7.750%. The P&I as per payment history is reflected in the amount of xx and rate of interest is 5.250%. However, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification, but the modification document is missing from loan file. As per tape data, the loan has been modified onxx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with an estimated HUD-1 and Fee itemization are missing from the file."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per updated title report dated XX/XX/XX18, the quitclaim deed made on XX/XX/XX02 and recorded on XX/XX/XX02. The deed was transferred from xx. Hence, the current ownership is in the name of xx."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11735161	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,272.00	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	123.685%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$70,286.80	Not Applicable	6.500%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on 0xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx.
There is an active Hospital, Medical or Attorney Lien has been found on updated title report dated XX/XX/xx18 against the subject borrower in the amount of xx which was recorded on XXX/XX12 in favor of xx.
1st   installment of 2018 year County property tax for parcel # 010.1010.00620 was paid onXX/XX/XX18 in the amount of xx and 2nd installment of year 2018 County property tax for parcel # 010.1010.00620 is past due under 30 days which was due on XX/XX/xx18 in the amount of xx.
1st   installment of 2018 year County property tax for parcel # 010.1010.00630was paid onXX/XX/XX18 in the amount of xxx0 and 2nd installment of year 2018 County property tax for parcel # 010.1010.00630 is past due under 30 days which was due on XX/XX/xx18 in the amount of xxx4.
Review of the payment history provided from 6XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 5XX/XX18 which was applied for the due date of 1XXX/XX16. The next due date is 1XXX/XX16. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.500%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is currently in active bankruptcy. Review of the latest 24 months collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 5XX/XX18 which was applied for the due date of 1XXX/XX16. The next due date is 1XXX/XX16. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.500%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between xx. The new modified rate is 6.500% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX13. The new principal balance is xx.The interest bearing amount is xx and the maturity date is 4XX/XX37. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under chapter xx which shows that the amount of secured claim is xx.  xx plan was field on xx which shows that the debtor will pay the trustee xx per Month for 60 months. The trustee will cure payment defaults on the subject claim which is in the total amount of xx and monthly payment is in the amount of xx. Plan is yet to be confirm. Currently debtor is inn active bankruptcy.
As per latest comment datedXX/XX/XX18 subject property is  occupied by the unknown party and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under chapter xxwhich shows that the amount of secured claim is xx and the amount of arrearage is xx. Chapter cc which shows that the debtor will pay the trustee xx per Month for 60 months. The trustee will cure payment defaults on the subject claim which is in the total amount ofxx. Plan is yet to be confirm. Currently debtor is inn active bankruptcy.	Loan modification agreement was made between xx. The new modified rate is 6.500% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX13. The new principal balance is xx.The interest bearing amount is xx and the maturity date is 4XX/XX37. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Title Policy Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX13 Tape Value: XX/XX/XX12 |---| -84 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 60%   Tape Value: 60%   Variance:    Variance %: -0.08%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 60%   Tape Value: 60%   Variance:    Variance %: -0.08%   Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xxTape Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Not Applicable Tape Value:XX/XX/XX18 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final Title Policy is missing from the loan file however title commitment is available which is located at xx. All data are captured from title commitment."	* DTI > 60% (Lvl 2) "As per 1003 application report, the total monthly income is xx and the total monthly expenses are 1875.9 However, DTI is greater than 60%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MN State and the required disclosures are missing from the loan file as follow.
Interest Rate or Discount Point Agreement
Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67197133	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is currently with xx. No active judgment or liens are found pending. Updated title report does not show property tax information.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received date unable to confirmed from the payment history. According to payment history tape data, last payment received in the amount of xx which was applied to 5XX/XX11. The next due date is 6XX/XX11. The payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under Chapter xx and plan was not confirmed. According to xx plan debtor shall pay the trustee in the amount of xx per month for the 60 months. The POC has been filed on xx.
The foreclosure was initiated by referring it to attorney xx. Judgment has been entered on xx. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received date unable to confirmed from the payment history. According to payment history tape data, last payment received in the amount of xx which was applied to 5XX/XX11. The next due date is 6XX/XX11. The payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.
The reason for default is unable to confirmed from the collection comment.
According to servicing comment subject property occupied by unknown. No information has been found regarding any damage or repair.
Foreclosure Comments:The foreclosure was initiated by rexx. Judgment has been entered on xxand foreclosure sale schedule forxx. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under xx and plan was not confirmed. According to xx plan debtor shall pay the trustee in the amount of xx per month for the 60 months. The POC has been filed on xx.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure HUD-1 Closing Statement	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 67%   Tape Value: 30%   Variance:    Variance %: 36.98%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 29%   Tape Value: 30%   Variance:    Variance %: -0.76%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value:xx   Variance:    Variance %:    Comment: As per note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file. However some point & fees value is hand written."
* Payment History is not Complete (Lvl 3) "Latest payment history is available fromXX/XX/XX15 toXX/XX/XX18. However, we required latest 12 months payment history. Payment history is missing from XXX/XX18 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.Expiration of Lock-in or Commitment Period
2.Lock-in Disclosure
3.Commitment Disclosure
4.New York Real Property Escrow Account Disclosure
5.Default Warning Notice
6.Mortgage Bankers and Exempt Organizations Preapplication
7.Tax Escrow Account Designation
8.NY Consumer Credit Disclosure / Fair Credit Reporting Notice"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. :-
Loan data is xx which is compared with xx and variance is -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. :-
Loan data is xx which is compared with xx and variance is -xx

																																																																																								The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27055657	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,298.94	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.983%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated onxx.
The chain of assignment is complete as the subject mortgage is currently with xx.
There is one junior mortgage found open in the amount of xx favor ofxx.
As per updated title report, annual combined taxes for the year of 2017 was paid in the amount of xx and annual combined taxes for the year of 2018 is due on XXX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX17. The next due date is 7XX/XX17. The payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.	Collections Comments:The loan is in collection. Borrower has filed bankruptcy under Chapter xx. According to xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.The POC has been filed on xx. The case was discharged on xx.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX17. The next due date is 7XX/XX17. The payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.
According to servicing comment subject property is occupied by unknown. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xxccording to xx plan debtor shall pay to the trustee in the amount of xx per months for the 60 months.The POC has been filed on xx. The case was discharged on xx.	Not Applicable	Missing Required State Disclosures Origination Appraisal	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 59%   Tape Value: 61%   Variance:    Variance %: -2.00%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111101111101100000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000000101101111111111 Variance: Variance %: Comment: The Payment History String reversed is 4444444444444. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Property is Manufactured Housing (Lvl 4) "Home Not Affixed. The appraisal report at the time of origination is missing from the loan file. However, the available appraisal report datedxx states that the subject property type is manufactured home. The latest BPO report dated XX/XX/XX17, located at “xx” shows the property type as “manufactured home” Also, the latest tax report attached with updated title report dated XX/XX/XX18 list subject property type as Mobile/manufacture home with different tax assessment for land and improvements. Neither Short form policy has ALTA-7 endorsement attached with it nor does the mortgage have VIN number listed in it. The Affixation Certificate is not found in the loan file. It is unable to confirm whether subject property is affixed to the land."	* Missing Required State Disclosures (Lvl 2) "Required State disclosure in missing from the below list.
1.Attorney Selection Disclosure
2.Priority of Security Instrument Disclosure
3.Fee Agreement
4.Amortization Schedule Disclosure"
* XXX State Regulations Test Failed (Lvl 2)     "The XXX State regulation Test failed for
1) First Lien Lender Fees Test:
The Loan Data is xx The Comparison Data is xx and The Variance is +xxx )Bona Fide Discount Points Test:"
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate" due to
First Lien Lender Fees Test:
																																																																																								Bona Fide Discount Points Test:"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24292537	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$8,618.96	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.541%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the review of updated title report dated xx. The chain of the assignment has been completed. Currently the assignment is with xx.
The subject mortgage is at first lien position. There are liens on the property, however, it is inconsistent with the subject property address and parcel#.
The 2018-2019 county first and second installment taxes is due in the amount of xx. No prior years delinquent taxes have been found.
As per payment history as ofXX/XX/XX18, the borrower is delinquent with the loan for 8 months and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The current UPB is in the amount of xx. `	Collections Comments:The servicing comment is available only for one day ofXX/XX/XX18, hence unable to determine the reason for default and the other activities. As per payment history as ofXX/XX/XX18, the borrower is delinquent with the loan for 8 months and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 1XXX/XX17. The current UPB is in the amount of xx.
The Lis-Pendens attached with the updated title report dated XX/XX/XX18; the foreclosure complaint was filed xx. The Notice of Trustee Sale states that the subject property will be sold at public auction on xx. The foreclosure was put on hold as the borrower xx. The plan was confirmed onXX/XX/XX18. As per this plan the borrower has to pay starting December 27, 2017, the monthly plan payment is xxtarting February 27, 2018, the monthly plan payment is xxhe duration of the Plan is 60 months.

Foreclosure Comments:The Lis-Pendens attached with the updated title report dated XX/XX/XX18; the foreclosure complaint was filed with xx. The Notice of Trustee Sale states that the subject property will be sold at public auction on xx. The foreclosure was put on hold as the borrower xx. The plan was confirmed onXX/XX/XX18.
Bankruptcy Comments:The borrower xx. The POC was filed by the creditor on xx.The borrower filed xx plan dated XX/XX/XX17 and the plan was confirmed onXX/XX/XX18. As per this plan the borrower has to pay starting December 27, 2017, the monthly plan payment is xxtarting February 27, 2018, the monthly plan payment is xxhe duration of the Plan is 60 months.

Not Applicable	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: xxVariance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Not Applicable   Tape Value: XXX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Not Applicable   Tape Value: 3.0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: Not Applicable   Tape Value: XXX/XX19   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: Not Applicable   Tape Value: 3.5%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX13   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 2.0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 000011111111011111111111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 111111111010111111100000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Unavailable   Tape Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The HUD-1 is not executed by the borrowers."
* Comment history is incomplete (Lvl 3) "The servicing comment is available only for one day ofXX/XX/XX18. However, we require the latest 24 months of comment history. The comment history is missing from 7XX/XX16 toXX/XX/XX18."	* Settlement date is different from note date (Lvl 2) "According to the HUD-1, the Settlement date isXX/XX/XX08 which is different from the Note date i.eXX/XX/XX08."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrowers."
* Final TIL Date after actual transaction date (Lvl 2)     "According to the Final TIL, the transaction date isXX/XX/XX08 which is aft3er the actual transaction date of Note i.eXX/XX/XX08."
																																																																																								* TIL not hand dated (Lvl 2) "The Final TIL is not hand dated by the borrowers."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8288724	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,793.02	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.296%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$85,205.22	Not Applicable	4.250%	xx	XX/XX/XX15	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on 1XXX/XX12 with the xx.
The chain of the assignment has been completed. The latest assignment is from, xx.
There is a senior Child support lien against the borrower “xx” in the amount of xx recorded on XXX/XX90 in the favor of xx.
The 2018 borough annual taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 utilities annual taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 utilities annual taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 county annual taxes are paid onXX/XX/XX18 in the amount of xx.
The 2018 school annual taxes are paid onXX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 6 months and the next due date for payment is XXX/XX18. The last payment was received on 5XX/XX18 in the amount of xx which was applied to 5XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2015.

Collections Comments:The loan is currently inactive in Bankruptcy and the next due date for payment is XXX/XX18. The last payment was received on 5XX/XX18 in the amount of xx which was applied to 5XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2015.
 The reason for default is Illness of borrower.
The loan has been modified only once since origination which was effective on 5XX/XX15, between the borrower “xx”. The borrower promises to make a monthly payment of  xx with the rate of interest 4.250%, beginning from 5XX/XX15 till the maturity date 4XX/XX55. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
The foreclosure was initiated with xx. The Judgment entered date isxx.However, the foreclosure was placed on hold due to bankruptcy under xx.
The borrower had filed bankruptcy underxx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on xx.
As per schedule D of Voluntary Petition filed on XX/XX/XX16,  shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral is unknown however, the unsecured portion is xx.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated with case xx. The complaint was filed xx. The Judgment entered date is xx.However, the foreclosure was placed on hold due to bankruptcy under xx with the case# xx.

Bankruptcy Comments:According to the PACER, the borrower “Abdoulaye Mariko” had filed bankruptcy under xx with the case# xx onXX/XX/XX16 and the plan was confirmed onXX/XX/XX17. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on XXX/XX17 with the POC amount xx and the amount of arrearage is xx.
As per schedule D of Voluntary Petition filed on XX/XX/XX16,  shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral is unknown however, the unsecured portion is xx.

The Loan modification agreement was made on 5XX/XX15, between the borrower “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 4.250%, beginning from 5XX/XX15 till the maturity datexx. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.

Affiliated Business Disclosure Origination Appraisal Notice of Servicing Transfer Good Faith Estimate	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -7 (Days) |----| Comment: As per Mod the modification date is xx. However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 80%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 80%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432112   Tape Value: 000101011110101111111110   Variance:    Variance %:    Comment: As per Payment History, the String is 4444444432112. However, tape reflects 001010111110111111111111110.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 211234444444 Tape Value: 011111111101011110101000 Variance: Variance %: Comment: As per Payment History, the String Reversed is 21123444444.However, tape reflects 111111111111011111110101000.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on xx, shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral is unknown however, the unsecured portion is xx."
* Active Judgment Against Borrower (Lvl 3) "The review of the XXX dated XX/XX/XX18, there is a senior Child support lien against the borrower “xx” in the amount of xx recorded onxx in the favor of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Pennsylvania license validation test.
The xx requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective xx.
The xx are not available for loans with a
closing date before November 5th, 2008."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test.
The xxengaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage xx) are not available for loans with a closing date before xx."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38546579	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,745.52	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. which was recorded on XX/XX/xx06. The chain of assignment has been completed. Currently, the mortgage assignment is with xx.
Subject Mortgage is on second lien position. As there is one Municipal code lien on the subject property in the amount of xx in favor of Vxx.
There is one junior mortgage on the subject property in the amount of xx in favor of xx.
There is one State Tax lien open against the borrower in the amount of xx which was recorded on 0xx.
2017 county 1st taxes have been paid off in the amount of xx on XX/XX/xx18.
2017 county 2nd taxes have been paid off in the amount of xx on XX/XX/XX18.
No prior year delinquent taxes have been found pending.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to XX/XX2018. The delinquency has been for 16 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX17. The current P&I xx is and rate of interest is 6.375%. The current unpaid principal balance is in the amount of xx.	Collections Comments:As per collection comments, the loan is in bankruptcy. Payment History dated as of xx reveals that the borrower has been the delinquent from xx. The delinquency has been for 16 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX17. The current P&I xx is and rate of interest is 6.375%. The current unpaid principal balance is in the amount of xx
According to PACER, Debtor had filed bankruptcy under xx and the plan was confirmed onxx. POC was filed onxx. Schedule D in voluntary petition dated xx states; the amount of claim without deducting value of collateral was xx. However, unsecured portion remained as xxs per collection comment, the foreclosure was initiated and referred to xx. Complaint was fixx. However, the foreclosure was on hold due to bankruptcy filed dated xx. No more information had been found in latest 24 comments history.
As per collection comment the subject property is occupied by unknown with good condition and well maintained. No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:As per collection comment, the foreclosure was initiated and referred to attorney xx. However, the foreclosure was on hold due to bankruptcy filed dated on xx. No more information had been found in latest 24 comments history.
Bankruptcy Comments:Borrower had filed bankruptcy under xx. POC was filed on xx. Schedule D in voluntary petition dated XX/XX/XX16 states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxx.	Not Applicable	Credit Application Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures Missing Required Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX36   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 79%   Variance:    Variance %: 1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000001101111101111110   Variance:    Variance %:    Comment: payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011111101111101100000000   Variance:    Variance %:    Comment: payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Note Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "As per updated Title report there is one Municipal code lien on the subject property in the amount of xx in favor of xx."	* Active State Tax Lien Judgement. (Lvl 2) "There is one State Tax lien open against the borrower in the amount of xx which was recorded on XX/XX/XX13 in favor of xx."
* Application Missing (Lvl 2)     "Final applicatiXX/XX03 is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is moderate as loan is failing for TILA Finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge test is fail. Loan data is xx and alowed amount is xx. Hence, the variance is -xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Ohio" state and this state requires following disclosures and all are missing from the loan file.

Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13193514	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,339.87	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.281%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$31,509.07	Not Applicable	6.000%	xx	XX/XX/XX14	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is from, Fxx.
There is a junior mortgage originated onXX/XX/xx06 in the amount of xxx00 which was recorded on xx it is in the favor of xx.
There are five junior civil judgments against the borrower.
•First was recorded on xxin the amount of xx.
•Second was recorded on xx.
•Third was recorded on xx
•Fourth was recorded on xx.
•Fifth  was recorded on xx.
The 2018 county annual taxes are due on XX/XX/xx18 in the amount of xxx18 city annual taxes are due on XX/XX/xx18 in the amount of xx.
2018 school annual taxes are due on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months and the next due date for payment is XXX/XX18. The last payment was received on 1XXX/XX17 in the amount of xx which was applied to on 1XXX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in 2014.

Collections Comments:The loan is currently inactive in Bankruptcy and next due date for payment is XXX/XX18. The last payment was received on 1XXX/XX17 in the amount of xx which was applied to on 1XXX/XX17. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in xx
Unable to determine reason for default.
The loan has been modified only once since origination which was effective on
9XX/XX14, between the borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest 6.00%, beginning from 9XX/XX14 till the maturity date 8XX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
As per servicing comments the foreclosure activity has not been found.
The borrower had filed bankruptcy under xx and the plan was confirmed onxx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on xx.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx and the plan was confirmed on xx. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xxx for 60 months for the total amount of xxx0 to the trustee. The POC was filed on xx.

The Loan modification agreement was made on 9XX/XX14, between the borrower “xx. The borrower promises to make a monthly payment of xx with the rate of interest 6.00%, beginning from 9XX/XX14 till the maturity date xx. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.

Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Original Appraised Value Loan Value: xx Tape Value: xx |---| xx |----| 0.01% Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 100%   Tape Value: 100%   Variance:    Variance %: -0.49%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 100%   Variance:    Variance %: -0.49%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 111110111011100000010000   Variance:    Variance %:    Comment: As per Payment History, the String is 444443214444. However, tape reflects 11111111011101110000000000100000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444412344444 Tape Value: 000010000101110111011111 Variance: Variance %: Comment: As per Payment History, the String Reversed is 444412344444. However, tape reflects 000000010000000000101111011011111.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The available payment history is from date XX/XX/XX18 toXX/XX/XX18 is incomplete. However, we require the last 12 months payment history. The payment history is missing from date to 8XX/XX18 toXX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Unavailable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Unavailable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42451195	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Vermont	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,687.05	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$141,937.84	Not Applicable	5.375%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx11 with xx.
The chain of the assignment is completed as currently, the mortgage is with xx.
Active judgments and liens found pending are as follows:
1.There is an state tax lien against xx.
2. There is Civil Judgment (Small Claims Installment Judgment) in the amount of xx recorded on xx.
No delinquent taxes have been found for the prior years.	Review of the payment history provided from XXX/XX15 toXX/XX/XX18 reveals that borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx on 1XXX/XX16 which was applied for the due date 1XXX/XX16. The next due date is 1XXX/XX16. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.375%.
Currently borrower is making payments according to modification agreement made between Borrower xx. The new modified rate is 5.375 % and borrower promises to pay P&I in the amount of xx beginning 9XX/XX16. The new principal balance is xx. The maturity date is 8XX/XX56.	Collections Comments:Review as per servicing comments dated from XXX/XX15 toXX/XX/XX18 state that the borrower has been delinquent for 21 months currently and the last payment was received in the amount of xx on 1XXX/XX16 which was applied for the due date 1XXX/XX16. The next due date is 1XXX/XX16. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.375%.
Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.
Foreclosure Comments:Available servicing comments from xx show that foreclosure was initiated in the loan and also show the same that the foreclosure was put on hold due to bankruptcy filed on xx ; however, no further information is available to understand the current status of foreclosure process as it was referred on xx
Bankruptcy Comments:Borrower xx filed bankruptcy under the chapter xx. Debtor (borrower) will pay to the U.S. Trustee the sum of xxx0 per Month for 36 months. Voluntary petition filed onXX/XX/XX18 shows that the amount of secured claim xx and unsecured portion xxOC was filed on xx.	Loan modification agreement was made between Borrower xx and lender xx. The new modified rate is 5.375 % and borrower promises to pay P&I in the amount of xx beginning 9XX/XX16. The new principal balance is xx. The maturity date is xx.	Right of Rescission Credit Application Good Faith Estimate	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| 10 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: unable to change field to active   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011000000000000000100000   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000001000000000000010110   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Lower rate or term Variance: Variance %: Comment: na Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL was not hand dated."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL was not signed by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate' due to
Vermont Mortgage Lender License Prohibited Fees Test:"
* XXX State Regulations Test Failed (Lvl 2)     "This loan is failed for
Vermont Mortgage Lender License Prohibited Fees Test:
The loan data is xx The Comparison data is xxx and the Variance is +xx."
* Application Missing (Lvl 2)     "Application / 1003 is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final good faith estimate is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "Also there is an state tax lien against xx in favor of xx."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4055453	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,578.47	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.640%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX14	$245,166.75	Not Applicable	2.625%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx.
The chain of assignment has been completed. The latest assignment is from  xx.
There is a  junior mortgage in the favor xx.
There is civil judgment in the favor of xx.
There is Mortgage Foreclosure in the favor of xx.
2018 County annual tax has been paid onXX/XX/xx18, in the amount of xx.
2018 Town annual tax has been paid onXX/XX/XX18, in the amount of xx.
2018 School annual tax has been paid onXX/XX/XX18, in the amount of xx.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 19 months. The last payment was received on 6XX/XX18, the payment applied date was 1XXX/XX16 and the nex due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The payment history as of XX/XX/XX18, the borrower is currently delinquent for 19 months. The last payment was received on 6XX/XX18, the payment applied date was 1XXX/XX16 and the nex due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.
This Step modification agreement was signed between the borrower  xx.The Unpaid principal Balance is xx with interest rate 2.625% which steps up in 3 steps ending at  4.125%. The borrower promises to pay the monthly  P&I of xx beginning from  9XXX/XX14. The maturity is dated  1XXX/XX52.
The reason for default is  Excessive Obligation. The subject property has been occupied by the Owner.
The foreclosure was initiated and the file was referred to an axx. As per Collection comments sale, was scheduled forxx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under chapter xx.
According to the PACER, the borrower had filed for bankruptcy under xx. The date of last filing bankruptcy is  xx. POC was filed on xx.As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.
No damages or repair have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx.  The judgment was entered on  xxAs per Collection comments sale, was scheduled forxx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under chapter xx.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx. The date of last filing bankruptcy is xx. POC was filed on xx.As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.	This Step modification agreement was signed between the borrower xx.The Unpaid principal Balance is xx with interest rate 2.625% which steps up in 3 steps ending at 4.125%. The borrower promises to pay the monthly P&I of xx beginning from 9XXX/XX14. The maturity is dated xx.

Affiliated Business Disclosure Title Evidence Initial Escrow Acct Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The lender does required MI. Hence, it is not applicable; however, tape data reflects with No. Tape Source: Initial Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.6%   Tape Value: 3.6%   Variance:    Variance %: -1.00%   Comment: mod Step 1 Rate is 2.625%. however, the tape data reflects 3.625%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.6%   Tape Value: 4.1%   Variance:    Variance %: -0.50%   Comment: mod Step 2 Rate is 3.625%. however, the tape data reflects 4.125%.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per the appraisal report, original appraised value is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 90%   Variance:    Variance %: -10.32%   Comment: As per the appraisal report, original CLTV ratio percent is 79.681%; however tape data reflects with 90.00%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: -0.32%   Comment: As per the appraisal report, original LTV ratio percent is 79.681%; however tape data reflects with 90.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000110110010101110010110   Variance:    Variance %:    Comment: Payment history String is 44444444444. However, the tape data reflects 0011101010100010101110.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 011010011101010011001000 Variance: Variance %: Comment: Payment History String Reversed is 444444444444. However, the tape data reflects 0111010111010100001010000. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy at origination is missing from the loan file and there is no commitment and the preliminary report found in the loan file either."	* Payment History is not Complete (Lvl 3) "The Available Payment history from dateXX/XX/XX15 to XX/XX/XX18 which is incomplete. However, we require the latest 12 months payment history. The Payment history is missing from date 8XX/XX18 toXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32383599	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$617.13	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.784%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$50,556.55	Not Applicable	6.500%	xx	XX/XX/XX14	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been complete. The latest assignment is from,xx.
No judgment and liens were open against the borrower.
The 2017 combined annual taxes are paid on XX/XX/xx17 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in xx

Collections Comments:The loan is currently inactive in Bankruptcy and the next due date for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in xx
Unable to determine the reason for default.
The Loan has been modified only once since origination which was effective on 8XX/XX14, between the borrower “xx. The borrower promises to make a monthly payment of xx with the rate of interest 6.500%, beginning from xx. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
The foreclosure was initiated and the file was referred to an xx. The complaint was xx. However, the foreclosure was placed on hold due to bankruptcy under xx with the xx.
The borrower had filed bankruptcy under xxxx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC xx.
No comment pertaining to damage or repair has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an xx. The complaint was filed on xx. However, the foreclosure was placed on hold due to bankruptcy under xx with xx.

Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under cxx.  As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for 60 months for the total amount of xxx0 to the trustee. The POC was xx.

The Loan modification agreement was made on 8XX/XX14, between the borrower “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 6.500%, beginning from 8XX/XX14 till the maturity date 7XX/XX54. The new principle balance stated in the Modification is in the amount of xx. The deferred amount is not given. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified only once since origination.	Final Truth in Lending Discl. Missing Required State Disclosures Credit Application Notice of Servicing Transfer Affiliated Business Disclosure Origination Appraisal	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -91 (Days) |----| Comment: As per mod the date is xx. However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 100000000000110110110111   Variance:    Variance %:    Comment: As per Payment History, the String is 444321444444. However, tape reflects 1000000000001101110110111.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 111011011111000000000001   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444123444. However, tape reflects it as 11101101111111000000000001.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value:xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment history missing (Lvl 3) "The available payment history is from date XX/XX/XX15 toXX/XX/XX18 is incomplete. However, we require the last 12 months payment history. The payment history is missing from date toXX/XX/XX18 toXX/XX/XX18."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower and also settlement charges are not provided on document."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA APR test.
This loan failed the broker fees test.
This loan failed the origination fee and broker fee test."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Missouri state. The following disclosures are missing from the loan file:
MO Collateral Protection Act Notice
Borrower's Choice of Insurer orAgent."
* Application Missing (Lvl 2)     "Final Loan Application is missing from the loan file. However, unsigned application was found which is located at "xx. Values are updated from the same application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.772%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL Loan Data 0.000% Comparison Data 6.772%  Variance -6.772%."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the broker fees test due to The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%.
Origination Fee & Broker Fee Test: FAIL Loan Data xx Comparison Data xx Variance +xx.
This loan failed the origination fee and broker fee test.
The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%.
Broker Fees Test: FAIL Loan Data xx Comparison Data xxx Variance +xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Incorrect Property address on Note Document. (Lvl 2)     "According to the XXX dated XX/XX/XX18, the address is xx which is as per Note. But the address on the mortgage is xx."
																																																																																								* Missing Appraisal (Lvl 2) "An Appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24858114	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,748.55	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$37,656.06	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	55.697%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated onXX/XX/xx03 with lender XXXX as nominee for xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
1) There is a junior mortgage in the favor of xx.
2) There is an active civil judgment against borrower xx in the favor of xx.
2) There is another civil judgment against borrower xx.
3) There is an active Renewed Judgment against borrower xx.
4) There is an active civil judgment against borrower xx.
5) There is another civil judgment against a borrower in the favor of xx.
The annual county taxes of 2017 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 31 months and next due date for the payment is XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, The loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with xx. According to the xx plan, the debtor shall pay the secured claim in the amount of xx,000shall be amortized over 20 years with an interest rate of 4.500%. The proof of claim was filed on xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx.
Upon confirmation of xx plan, the subject creditor secured claim is in the amount of xx,000 has been re-amortize over 20 years with interest rate at 4.500%. However, as per comment dated xx reflects that the cramdown in the amount of xx with the rate of interest of 4.500%.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 31 months and next due date for the payment is XXX/XX16. The last payment was received onXX/XX/XX17 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the modification agreement.
This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 5.875% and a maturity date of 4XX/XX33. The P&I as per latest payment history is the xx and rate of interest is 5.250%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. However, Modification agreement is missing in the loan file.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with the xx. According to xx plan,  the debtor shall pay the secured claim in the amount of xx,000 shall be amortized over 20 yers with an interest rate of 4.500%. The proof of claim was filed on xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. %. However, as per comment dated XX/XX/XX17 reflects that the cramdown in the amount of xx with the rate of interest of 4.500%.

Not Applicable	Affiliated Business Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX34   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value:xxVariance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 5.3%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010000100000000000000000   Variance:    Variance %:    Comment: The payment history string is 4444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000001000010   Variance:    Variance %:    Comment: The payment history string reversed is 4444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Cash Out - Other Variance: Variance %: Comment: Purpose of refinance per application is change in rate in terms. &#xxD; Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The subject claim has been crammed down to xx,000 and crammed down amount is xx. The debtor had filed bankruptcy under chapter xx. According to schedule-D of the voluntary petition the amount of xx as an unsecured portion out of the amount of claim xx. The POC xx. A second amended plan xx and which was confirmed on xx states that debtor and creditor agreed that for the purpose of this plan, the value of the subject property treated as xxccordingly, the claim of xxand have a secured claim in the amount of xxhe unsecured claim for the balance treated as general unsecured claims. The secured claim amortized over 30 years with an interest rate of 5.25% per annum. We are unsure whether the unsecured claim will fully repay to the subject creditor."	* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL xx xx -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL xx xx -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40851151	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$819.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	7.795%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of assignment has not been completed. The current assignment was done from xx. However, the last assignment was done fromxx. There are two active junior state liens against the borrower xx in the favor of xx for the total amount of xx which was recorded on XXX/XX10 andXX/XX/xx10. There are eight active junior civil judgments against the borrower xx which was recorded on different dates. The combined annual taxes for the year 2017 have been paid in the amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 10 months and the next due date is 1XXX/XX17. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX17. The UPB reflected in the amount of xx.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy. The loan has not been modified.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 10 months and the next due date is 1XXX/XX17. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX17. The UPB reflected in the amount of xx. No foreclosure activity has been found. xx(borrower/debtor) had filed bankruptcy under chapter xx. The plan was confirmed onxx. The creditor xx. The debtor had filed proposed xx plan onXX/XX/XX15 which was confirmed onXX/XX/XX15. According to the plan, the debtor shall pay the amount of xx per month for 48 months. The order on motion for relief was filed on xx.
According to the servicing comment datedXX/XX/XX18, the subject property is occupied by an unknown party with no damage or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx (borrower/debtor) had filed bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX15. The creditor xx. The debtor had filed proposed xx plan on xx. According to the plan, the debtor shall pay the amount of xx per month for 48 months. The order on motion for relief was filed on xx.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Loan Program Info Disclosure Initial Escrow Acct Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: XXX/XX03   Tape Value: 8XX/XX05   Variance: 912 (Days)   Variance %:    Comment: First payment date is XXX/XX03.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortized is ARM.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 330   Variance: 30   Variance %: 0.09%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX33   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.15%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Original balance is xx Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 78%   Tape Value: 83%   Variance:    Variance %: -4.57%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 67%   Variance:    Variance %: 11.43%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx7   Variance %: 0.15%   Comment: P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.000%   Tape Value: 6.250%   Variance:    Variance %: 1.75%   Comment: Rate is 8%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 011011011110111110111110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 011111011111011110110110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 to 8XX/XX18. However, we required complete 12 months payment history is missing from XXX/XX18 toXX/XX/XX18 and 7XX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral for this claim is xx. Did not see comments indicating a cram down."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX/XX/XX18, there are two active junior state liens against the borrower Mary A Love in the favor of xx for the total amount of xx which was recorded on XXX/XX10 andXX/XX/XX10."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the chain of assignment has not been completed. The current assignment was done from xx. However, the last assignment was done from xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Missouri State. The following required state disclosures are missing from the loan file.
1.MO Collateral Protection Act Notice
2.Borrower's Choice of Insurer orAgent
The subject property is located in xx. The following required state disclosures are missing from the loan file.
3.MO Collateral Protection Act Notice
4.Borrower's Choice of Insurer orAgent"
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the predatory lending guidance test due to one or more of the following findings:
The loan failed the points and fees test.
The loan exceeds the HOEPA APR threshold for primary residences.
The loan exceeds the HOEPA points and fees threshold for primary residences.
This loan failed the points and fees test.This loan failed the origination fee and broker fee test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
This loan failed the points and fees test.
The points and fees charged to the borrower exceed 5% of the mortgage amount, or xxx0 for mortgage amounts of xxx00 or less.
Note, no more than two "Bona Fide - GSE" discount points are excluded from the calculation of the points and fees for purposes of this test.
This loan failed the broker fees test due to one or more of the following findings:
The loan has DIDMCA preemption selected, collects fees from the borrower that directly compensate the broker and the sum of all broker fees is greater than 1%; or
The loan does not have DIDMCA preemption selected and collects broker fees in any amount from both the lender and the borrower; or
The loan does not have DIDMCA preemption selected and the sum of all broker fees paid by the borrower exceeds 1%;
or
The loan does not have DIDMCA preemption selected or defaulted and the sum of all broker fees paid by the lender exceeds 1%.
For this loan:
The fees collected from the borrower that directly compensate the broker are xx;
The fees collected from the lender that directly compensate the broker are xxx;
The total fees collected from both the borrower and the lender that directly compensate the broker are xx
This loan failed the origination fee and broker fee test. (MRS §408.052 1.)
																																																																																								The loan does not have DIDMCA preemption selected and the sum of the origination fee and all broker fees is greater than 1%."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5956675	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,060.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.415%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	53.111%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$141,408.32	Not Applicable	5.000%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of assignment has been completed. The last assignment was done xx.
There is a civil judgment recorded on XX/XX/xx14 with xx.
The annual taxes have been paid in the total amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 10 months. the next due is on 1XXX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 09XX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX15.
Collections Comments:As per the servicing comments, the loan is currently in bankruptcy. According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 10 months. the next due is on 1XXX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was 09XX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX15.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on 4XX/XX13 between the borrower xx. The borrower promises to pay xx with the rate of interest 5.00% beginning from 1XXX/XX15. The new maturity date is 9XX/XX55.
According to the servicing comments, the foreclosure was initiated in 2017. The file was referred to an xx. However, The foreclosure was put on hold as the borrower filed bankruptcy on xx.
xx (borrower/debtor) filed bankruptcy under chapterxx. The debtor filed proposed xx plan on XX/XX/XX17 which was confirmed onXX/XX/XX18. According to the plan, the debtor shall pay to the trustee xx for 60 months. The creditor xx. The schedule D of voluntary petition shows the amount of claim is xx and collateral value is xx. so, unsecured portion is xx.
Foreclosure Comments:According to the servicing comments, the foreclosure xx. The file was referred to an xx. However, The foreclosure was put on hold as the borrower filed bankruptcy on xx.
Bankruptcy Comments:xx(borrower/debtor) filed bankruptcy under chapter xx. The debtor filed proposed xx plan on XX/XX/XX17 which was confirmed onXX/XX/XX18. According to the plan, the debtor shall pay to the trustee xx for 60 months. The creditor xx. The schedule D of voluntary petition shows the amount of claim is xx and collateral value is xx. so, unsecured portion is xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on 4XX/XX13 between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest 5.00% beginning from 1XXX/XX15. The new maturity date is 9XX/XX55.	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: As per the Note, the loan is Balloon. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 5 (Days)   Variance %:    Comment: As per the modification, the modification was made on xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 79%   Tape Value: 79%   Variance:    Variance %: -0.09%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 79%   Tape Value: 79%   Variance:    Variance %: -0.09%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444443214   Tape Value: 111011110100000001011111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444443214.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 412344444444   Tape Value: 111110100000001011110111   Variance:    Variance %:    Comment: The Payment History String reversed is 412344444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: xx   Tape Value: xx   Variance: 1 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: xx Variance: 6 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows the amount of claim is xx,xx and collateral value is xx,xx.00. so, unsecured portion is xx."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the financed lender fees test. (MN Stat. 58.137)
The loan has financed lender fees that exceed 5% of the loan amount."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the financed lender fees test:
																																																																																								Loan Dataxx Comparison Dataxx Variance+xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13845283	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,358.61	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	29.298%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$421,649.37	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment is completed. The latest assignment is from xx.
No active liens and judgments have been found.

The annual tax is due in the amount of xx during the year 2018.

No delinquent tax have been found.
Review of updated payment history shows that the loan is in delinquency for 14 months and borrower is not making his monthly payments. The last payment was received on 8XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 5XX/XX17. The next due date is 6XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on xx.	Collections Comments:The borrower had filed bankruptcy dated on xx. The plan was confirmed on xx to be cured through the plan and debtor shall pay xx monthly to the creditor. The POC was filed on xx and amount of arrearage is xx. Schedule D of Voluntary Petition Filed on xx shows that the amount of secured claim without deducting the value of collateralxx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.

The loan is in delinquency for 14 months and borrower is not making his monthly payments. The last payment was received on 8XX/XX18 in the amount of xx with interest rate of 3.50% for the due date of 5XX/XX17. The next due date is 6XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XXX/XX17.
The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on xxbetween the borrowerxx.  According to the modified terms, the new principal balance is in the amount of xx The borrower promises to pay xx with the rate of interest starting with 3.500 % beginning from XXX/XX17. The new maturity date is XXX/XX57. The interest bearing is in the amount of xx

The foreclosure was initiated and referred to attorney on xx. Further foreclosure went on hold due to borrower filed bankruptcy chapter xx.

The subject property is occupied by the unknown party. No visible damages were reported.

Foreclosure Comments:The foreclosure was initiated and referred to attorney on xx. Further foreclosure went on hold due to borrower filed bankruptcy chapter xx.

Bankruptcy Comments:The borrower had filed bankruptcy dated on xx. The plan was confirmed onxx and according to the amended plan filed on xx to be cured through the plan and debtor shall pay xx monthly to the creditor. The POC was filed on xx and amount of arrearage is xx. Schedule D of Voluntary Petition Filed on xxshows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx.	The loan has been modified twice since origination. The borrower has been making the payments as per the loan modification which was made on xx between the borrower xx. According to the modified terms, the new principal balance is in the amount of xx The borrower promises to pay xx with the rate of interest starting with 3.500 % beginning from XXX/XX17. The new maturity date is XXX/XX57. The interest bearing is in the amount of xx.	Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: XXX/XX17 Tape Value:XX/XX/XX17 |---| -13 (Days) |----| Comment: The Document Date of the Last Modification is xx&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did nit use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Unavailable   Tape Value:XX/XX/XX18   Variance:    Variance %:    Comment: No judgment was entered.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx  Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Did nit use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 73%   Tape Value: 72%   Variance:    Variance %: 0.56%   Comment: Did nit use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 73%   Tape Value: 72%   Variance:    Variance %: 0.56%   Comment: Did nit use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001110000000000000000001   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000000000000011100   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did nit use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xxand value of collateral is xx,xx.00. However the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative Index value is unable to confirm."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xxwhich is after the note dateXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in WA State and the required disclosures are missing from the loan file as follow.
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27211622	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,106.37	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	78.732%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX17	$324,613.25	$26,856.30	5.500%	xx	XX/XX/XX17	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated onxx
The chain of assignment is complete as the subject mortgage is currently with xx.
There is one senior mortgage found open in the amount of xx which was recorded on xx However, mortgage has been subordinated on 1xx; Instrument#xx.
As per updated title report, annual county taxes for the year of 2017, was paid in the amount of xx and annual county taxes for the year of 2018 is due on XXX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is XXX/XX18. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx and plan was not confirmed. According to xx debtor shall pay to the trustee in the amount of xx for the 60 months. The POC is filed on xxwith amount of arrearage xx
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by file referral xx by attorney.  Summon & complaint of foreclosure was filed dated on xx. Due to filing of bankruptcy by borrower onxx  FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to XXX/XX18. The next due date is XXX/XX18. The payment was received as per modification agreement.  Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.
The reason for default is excessive obligations.
According to servicing comment, subject property is owner occupied.  No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by file referral xx by attorney.  Summon & complaint of foreclosure was filed dated on xx. Due to filing of bankruptcy by borrower onxx  FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under Chapter xx and plan was not confirmed. According to xx plan debtor shall pay to the trustee in the amount of xx for the 60 months. The POC is filed on xxwith amount of arrearage xx.
This loan modification was done on xx. The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 5.500 % and Monthly P&I is xx. The modification payment start date is 1XXX/XX17 and new maturity date is 9XX/XX47.	Initial Escrow Acct Disclosure Missing Required State Disclosures Good Faith Estimate Missing Dicsloures	Field: Borrower Last Name Loan Value: Debeuneure Sr Tape Value: DEBEUNEURE |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Variance: 63 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 91%   Variance:    Variance %: 6.66%   Comment: NA&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444401000   Tape Value: 111010110100100111000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444401000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000104444444   Tape Value: 000000111101001011010111   Variance:    Variance %:    Comment: The Payment History String reversed is 000104444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.09% Comment: Principal Balance Stated in Mod is xx Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Latest payment history is available fromXX/XX/XX15 to XXX/XX18. However, we required latest 12 months payment history. Payment history is missing from the 4XX/XX18 toXX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "The subject mortgage originated on xxwhich was recorded on xx. As per updated title report dated XX/XX/XX18, there is an active senior mortgage found open in the amount of xx. The prior mortgage was subordinated to the subject mortgage on xx. However, the subject mortgage reference is not mentioned anywhere in the subordinated agreement and loan amount of the subject mortgage is also mentioned as xx. It can be cured by reformation of subordination agreement."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at NC state.
Following state disclosure is missing from the loan file.:-
1) Credit Property Insurance Disclosure.
2) Priority of Security Instrument Disclosure.
3) Attorney Selection Disclosure."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* DTI > 60% (Lvl 2)     "According to final application, borrower total monthly income is xx and total monthly expenses is xx. Hence, DIT is greater than 60.00%."
* Appraisal not signed (Lvl 2)     "Appraisal report is available in the loan file. However, last 5 pages are missing in the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosures is missing from the loan file."	* XXX State Regulations Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	No Result	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45632983	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$353.17	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	59.069%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx. There are not active judgments or junior liens.
There is an active senior mortgage in the favor of xx ; however, the amount is unknown. The supportive document is not available in the updated title report.
No prior years delinquent taxes have been found.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 9XX/XX17 to present. The last payment was received on 5XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX17. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 9XX/XX17 to present. The last payment was received on 5XX/XX18 in the amount of xx and it was applied for the due date 9XX/XX17. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx. Borrower had filed bankruptcy under xx. Debtor to pay trustee xx monthly for 60 months.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Bankruptcy Comments: Borrower had filed bankruptcy under xx Debtor to pay trustee xx monthly for 60 months.	Not Applicable	Missing Required State Disclosures Origination Appraisal Good Faith Estimate	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX25   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321044   Tape Value: 110111001101110101000100   Variance:    Variance %:    Comment: Payment history string reversed is 44444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440123444444   Tape Value: 001000101111101100101011   Variance:    Variance %:    Comment: Payment history string reversed is 44444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Updated title report as of XX/XX/XX18 shows there is an active senior mortgage in the favor of xx however, the amount is unknown. The supportive document is not available in the updated title report.
The final title policy at origination does not reflect the exception for senior mortgage in schedule B. It shows a clear title. Possible title claim can be filed."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position as there is an active senior mortgage in the favor xx; however, the amount is unknown. The supportive document is not available in the updated title report.
The subject mortgage was originated on xx."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 to 5XX/XX18. However, we require the latest 12 months of payment history. The payment history is missing from 6XX/XX18 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed RESPA "Initial Deposit for Your Escrow Account" (1001) Validation Test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in South Carolina state. The following required state disclosures are missing from the loan file.
1. Agent Preference Disclosure.
2. Casualty Insurance Disclosure.
3. Manufactured Home Loan  Disclosures."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Property is Manufactured Housing (Lvl 2)     "The Subject property is a “Manufactured Home” and the recorded copy of mortgage is showing the xx for Manufactured Home which was made in 1998 and there is a “Manufactured Home affidavit of affixation” rider is also attached to the recorded copy of mortgage. Final title policy is also showing the ALTA-7 for Manufactured Home."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the RESPA "Initial Deposit for Your Escrow Account" (1001) validation test.
The loan provides a value of xx for "Initial Deposit for Your Escrow Account." However, the sum of all component fees,
xx, is less than the value entered for "Initial Deposit For Your Escrow Account." There is a difference of xx.
Because ComplianceAnalyzer does not accept a value for aggregate adjustment, an amount which is always negative or zero, the amount in "Initial Deposit for Your Escrow Account" should be greater than or equal to the sum of any "Initial Deposit for Your
Escrow Account" component fees.
If any "Initial Deposit for Your Escrow Account" component fees are provided to ComplianceAnalyzer, then all component fees
(other than aggregate adjustment) that contribute to the total "Initial Deposit for Your Escrow Account" should be provided and their sum must reflect the total "Initial Deposit for Your Escrow Account." This is necessary in order to correctly calculate the loan's finance charge and APR."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final Good Faith Estimate is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of service provider is missing from the loan file."		Moderate	Pass	Pass	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56142128	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	42.052%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, states that the subject mortgage was originated onxx. The chain of assignment has been completed and currently, the assignment is with the xx.
There is a prior mortgage on the subject property, which was originated on xx which is in the favor of xx.
There is an active civil judgment against the borrower recorded on xx; however, the amount is unavailable.
The 2018 combined annual taxes have been paid in the amount of xx which were due for XX/XX/XX18; however, no prior delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 16 months and the next due date is 4XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to XXX/XX17. The UPB has been updated as per the tape data in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the note.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is 4XX/XX17. As per collection comments, the reason for default is unable to determine.
The loan has not been modified since origination.
No foreclosure activity has been found.
As per PACER records, the borrower has filed the bankruptcy under chapter xx and as per xx plan, the debtor shall pay xx per month for 36 months.As per collection comments, the property occupied by the unknown and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx and as per xx plan, the debtor shall pay xx per month for 36 months.

Not Applicable	Mortgage Insurance	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX32 |---| |----| Comment: The loan has not been modified since origination. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111010000100000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101000010111111   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xxVariance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 4) "According to the updated title report dated XX/XX/XX02, the legal description of the subject mortgage is inconsistent from the vesting deed. The total meets and bounds available in the legal description of the vesting deed recorded on xx are mismatched with the legal description available in the mortgage recorded on xx. Also vesting deed states that the described tract containing 2.02 acres of land; however, legal in the mortgage states that containing 0.60 acres of land. Tax search report available in updated title report shows taxation for 2.02 acres of land xx and the abstractors search report shows that the legal available in the mortgage applies to a different, unrelated parcelxx	* Title Review shows major title concern (Lvl 3) "As per updated title report, the subject mortgage was originated on xx. There is a prior mortgage on the subject property, which was originated onxx; however, the schedule B of the final title policy is not showing any prior mortgage and the final HUD-1 located at xxis showing the payoff in the amount of xx to the xx."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per updated title report, the subject mortgage was originated on xx. There is a prior mortgage on the subject property, which was originated on xx. So the subject mortgage is on second lien position."	* MI, FHA or MIC missing and required (Lvl 2) "The MI certificate is missing from the loan files."
																																																																																								* Property is Manufactured Housing (Lvl 2) "Subject Property is Manufactured Home. However, as per documents located at " xx The unit has been permanently affixed to a foundation having VIN#xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19097040	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,755.72	8/XX/XX21	Unavailable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.568%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX06	$311,220.73	$123,705.04	2.000%	xx	XX/XX/XX16	Financial Hardship	As per the updated title report dated XX/XX/xx18 the subject mortgage was originated on xx.
The chain of assignment has been completed; currently the assignment is with xx.
There is one civil judgment recorded on xx.
The 2017 combined annual taxes are paid in the amount of xx, with no prior delinquency.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 15 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 2.00%. The next due date is 5XX/XX17.The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the modification agreement was made on xx.	Collections Comments:The current status of loan is in active bankruptcy. The process of foreclosure has been initiated, the file was referred to an attorney and complaint was filed on xx. No further comments have been found.
The borrower xx had filed bankruptcy under chapter xx. The plan confirmed on xx the debtor supposed to pay the trustee the amount of xx per month for 60 months. The POC was filed on xx.
The loan has not been modified since the origination; the modification agreement was made between the lender xx. The new UPB as per modification is xxis referred as deferred balance and the Interest bearing amount is xx. The first payment was due on 1XXX/XX16 and maturity date is 9XX/XX56.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 15 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 2.00%. The next due date is 5XX/XX17.The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the modification agreement was made on xx.
The subject property is in average condition, no comments regarding the damage or repair has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrowerxx plan the debtor supposed to pay the trustee the amount of xx per month for 60 months. The POC was filed on xx.	The modification agreement was made between the lender xx . The new UPB as per modification is xx the amount of xx is referred as deferred balance and the Interest bearing amount is xx. The first payment was due on 1XXX/XX16 and maturity date is 9XX/XX56.	Affiliated Business Disclosure Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: xx Tape Value:XX/XX/XX16 |---| 3653 (Days) |----| Comment: As per the modification the loan modified on xx. Tape Source: Initial Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX17   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX21   Variance: 1826 (Days)   Variance %:    Comment: As per the mod the mod step 1 date is 1XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per the mod the mod step 1 rate is 2.00%   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX21   Tape Value: 1XXX/XX22   Variance: 365 (Days)   Variance %:    Comment: As per the mod the mod step 2 date is 1XXX/XX21.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.6%   Variance:    Variance %: -0.63%   Comment: As per the mod the mod step 2 rate is 3.00% &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 89%   Tape Value: 90%   Variance:    Variance %: -0.95%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 89%   Tape Value: 90%   Variance:    Variance %: -0.95%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100100100110000000000011   Variance:    Variance %:    Comment: as per the latest PH the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 110000000000011001001001   Variance:    Variance %:    Comment: as per the latest PH the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.66%   Comment: As per the the new UPB is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: xxVariance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xxVariance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, schedule D shows the amount of claim as xx, value of collateral xx and the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of servicing transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "Loan type is convetional and LTV is 89.049% its greater than 80.000%. MI certificate is required but missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34154112	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$804.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.022%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$152,250.67	Not Applicable	7.000%	xx	XX/XX/XX14	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently the assignment is with xx
There is an active Municipal Lien against the property located at xx. The lien was imposed by Township of XXXX for Sewer and refuse Charges in the amount of xx. There is one another Municipal Lien which was recorded on 6XX/XX15 in the favor of xx in the amount of xx. However, the property address mentioned on the supportive document is inconsistent with the subject property address.
There are two active Real Estate Tax Liens against the property which was recorded on xxrespectively. The lien was imposed by xx for non-payment of Real Estate Taxes for the year 2015 and 2016 in the total amount of xx. However, the address mentioned on the supportive document is inconsistence with the subject property address.
2018 county annual taxes have been paid in the amount of xx.
No prior years delinquent taxes have been found.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7%. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is currently in active bankruptcy. The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7%. The current unpaid principal balance is in the amount of xx.
The loan modification agreement was made between the borrower Saeed Moghal with the lender xx. The new unpaid principal balance is in the amount of xx and the borrower promises to pay monthly payment in the amount of xx at the rate of interest of 7.00%, beginning from 1XXX/XX14 to the stated maturity date 9XX/XX54.
The borrower had filed bankruptcy under xx and the plan has not been confirmed to date due to change in debtor’s income & objections to the plan. POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx. Bankruptcy is pending confirmation of plan for additional information.
There is no comment indicating foreclosure activity.
There is an active Municipal Lien against the property located at xx. The lien was imposed by Township of Salisbury for Sewer and refuse Charges in the amount of xx. There is one another Municipal Lien which was recorded on 6XX/XX15 in the favor of xx. However, the property address mentioned on the supportive document is inconsistent with the subject property address.
There are two active Real Estate Tax Liens against the property which was recorded onXX/XX/XX16 and 4XX/XX17 respectively. The lien was imposed by xx for non-payment of Real Estate Taxes for the year 2015 and 2016 in the total amount of xx. However, the address mentioned on the supportive document is inconsistence with the subject property address.
As per comment datedXX/XX/XX18, the subject property is in vacant secure condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments: Borrower had filed bankruptcy under xxand the plan has not been confirmed to date due to change in debtor’s income & objections to the plan. POC was filed byxx, in the secured claim amount xx and an arrearage in the amount of xx. Bankruptcy is pending confirmation of plan for additional information.	The loan modification agreement was made between the borrower xx. The new unpaid principal balance is in the amount of xx and the borrower promises to pay monthly payment in the amount of xx at the rate of interest of 7.00%, beginning from 1XXX/XX14 to the stated maturity date 9XX/XX54.	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -84 (Days) |----| Comment: The loan was modification is xx. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value:xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44432104444444   Tape Value: 000011111111101110111010   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 44444440123444 Tape Value: 010111011101111111100000 Variance: Variance %: Comment: Payment history string reversed is 444444444444. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, lien position of the subject mortgage changes to second as there is an active Municipal Lien against the property located at xx.
There is one another Municipal Lien which was recorded on 6XX/XX15 in the favor ofxx However, the property address mentioned on the supportive document is inconsistent with the subject property address.
The subject property is located inxxwhich is a super lien state. There is a risk of property being foreclosed due to the above unpaid lien.
This can be cured by paying the due charges with accrued interest and late fees if any."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX18, there is an active Municipal Lien against the property located at xx The lien was imposed by Txx.
There is one another Municipal Lien which was recorded on xx. However, the property address mentioned on the supportive document is inconsistent with the subject property address.
The subject property is located in Pennsylvania, which is a super lien state. There is a risk of property being foreclosed due to the above unpaid lien.
This can be cured by paying the due charges with accrued interest and late fees if any."
* Excessive Property Damage Noted (Lvl 4) "As per comment datedXX/XX/XX18, the subject property has been damaged due to vandalism and the damage is in the amount of xxhere is an issue with the insurance company. There are no further comments stating that these damages have been repaired and details regarding the claim."	* Property is vacant (Lvl 3) "The comment datedXX/XX/XX18 reflects that the subject property is in vacant secure condition."
																																																																																							* MI, FHA or MIC missing and required (Lvl 3) "This is a conventional loan. LTV at the origination was 90.000%. The tape data is reflected MI required. Final 1003 reflect monthly MI in the amount of xx; however, MI certificate is missing in the loan files."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68409706	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	75.074%	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx No active lien or judgment found. Tax cert ordered.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17. The delinquency has been for 11 months. The last payment received date was 0XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX17. The current P&I xx is and rate of interest is 3.50%. The current unpaid principal balance is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The borrower xx.The borrower filed chapter xx. As per this plan the borrower has to pay xx per month for 60 months. The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17. The delinquency has been for 11 months. The last payment received date was 0XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX17. The current P&I xx is and rate of interest is 3.50%. The current unpaid principal balance is in the amount of xx.
No foreclosure activity was found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrowerxx. The POC was filed by the xxand the amount of arrearage is in the amount of xx.The borrower filed xx plan onXX/XX/XX15 which was confirmed on XX/XX/XX15. As per this plan the borrower has to pay xx per month for 60 months.	Not Applicable	Origination Appraisal Credit Application	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX33   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 85%   Tape Value: 83%   Variance:    Variance %: 1.58%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111110101010101100001101   Variance:    Variance %:    Comment: payment history string reversed is 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 101100001101010101011111 Variance: Variance %: Comment: payment history string reversed is 44444444444. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description of the subject mortgage which was recorded on xx. The Legal Description of mortgage shows as xx Whereas the same on Deed reflect xx". This can be cured by reformation agreement or re-recording of the mortgage with correct direction."	* Initial Good Faith Estimate is Missing (Lvl 2) "The Initial GFE is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test.
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "The final signed application is missing from the loan file. Hence, values are updated from unsigned application."
* DTI > 60% (Lvl 2)     "As per the unsigned application, the total income of the borrower xx and total monthly expenses is xx. Hence, DTI is greater than 60.00%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed PA License Validation Test."
																																																																																								* Application Missing (Lvl 2) "The final signed application is missing from the loan file. Hence, values are updated from unsigned application."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54404504	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,618.67	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.226%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx.
No active judgment or liens have been found.
The first and second installment county taxes of 2018-2019 have been paid in the amount xx. The 2018-2019 third and fourth installment county taxes are due in the amount of xx for the due dateXX/XX/xx19 and xx for the due dateXX/XX/xx19.  No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 7 months and next due date for the payment is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the Note terms.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx. According to amended chapter xx the debtor shall pay the total amount of xx by paying xx per month for the period of 360 months. The proof of claim was filed on XX/XX/XX10 with the claim amount of xx and the amount of arrearage is xx.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default per servicing comments. The review of payment history shows that the borrower has been delinquent for 7 months and next due date for the payment is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the Note terms.
The comment datedXX/XX/XX18 indicates that the subject property is Vacant Secure. The first time vacant onXX/XX/XX18. No damage and repairs are found.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx. According to amended chapter xx the debtor shall pay the total amount of xx by paying xx per month for the period of 360 months. The proof of claim was filed on xxand the amount of arrearage is xx.
Not Applicable	HUD-1 Closing Statement Credit Application Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX42   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX12   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 0.0%   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Original appraisal values is xx Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 99%   Tape Value: 100%   Variance:    Variance %: -0.82%   Comment: CLTV is 99.182%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 79%   Tape Value: 80%   Variance:    Variance %: -0.65%   Comment: LTV is 79.346%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011000011100011101001111   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111100101010001110010110   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: N/A&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. However, values are considered from estimated HUD-1 statement."
* Property is Vacant (Lvl 3) "The comment datedXX/XX/XX18 indicates that the subject property is Vacant Secure. The first time vacant onXX/XX/XX18."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Voluntary Petition, Schedule-D shows the amount of xx,200 as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "Final application is missing from the loan file. However, values are considered from initial application dated 7XX/XX05."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75465135	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$752.77	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	27.655%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$44,891.43	Not Applicable	5.750%	xx	XX/XX/XX14	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx with xx. Chain of assignment is complete as current assignee is xx. There are two active junior hospital lien against the borrower in the total amount of xx.
No prior years delinquent taxes have been found.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX17. The current P&I is xx and rate of interest is 5.75%. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower xx and the plan was confirmed on XX/XX/XX18. POC was filed by xx. Date of Discharge is NA. Date of Last Filing is XX/XX/XX18. Schedule-D of voluntary petition shows the value of collateral is xx and there is no unsecured portion. According to Motion for Order Approving Mortgage Loan Modification and Notice of Opportunity For Hearing states that the borrower/debtor and the creditor have reached an agreement to modify the loan for the subject property. As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment in the amount of xx at the rate of interest 5.750%. The plan has been confirmed onXX/XX/XX18. The debtor(s)’ monthly plan payment is xx x 3, xx x 57 and the plan is confirmed for a term of 60 months. The plan base is xx.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX17. The current P&I is xx and rate of interest is 5.75%. The current unpaid principal balance is in the amount of xx.
The loan modification agreement was made between the borrower and the lender on xx and the borrower has promises to pay monthly payment in the amount of xx at the rate of interest 5.750%, beginning from XXX/XX14 to the stated maturity date XXX/XX54.

As per comment datedXX/XX/XX18, the subject property has loss due to vandalism on 6XX/XX18. The nature of damage is not mentioned. The hazard claim was initiated for the same and the approximate claim amount is xx. No further details is mentioned regarding the damages has been repaired and the claim is received by the borrower.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and the plan was confirmed on XX/XX/XX18. POC was filed by xx and an arrearage in the amount of xx. Date of Discharge is NA.  Date of Last Filing is XX/XX/XX18. Schedule-D of voluntary petition shows the value of collateral is xx and there is no unsecured portion. According to Motion for Order Approving Mortgage Loan Modification and Notice of Opportunity For Hearing states that the borrower/debtor and the creditor have reached an agreement to modify the loan for the subject property. As per the modified terms the new principal balance is in the amount of xx and the borrower has to pay monthly payment in the amount of xx at the rate of interest 5.750%. The plan has been confirmed onXX/XX/XX18. The debtor(s)’ monthly plan payment is xx x 3, xx x 57 and the plan is confirmed for a term of 60 months. The plan base is xx.

The loan modification agreement was made between the borrower and the lender on xx and the borrower has promises to pay monthly payment in the amount of xx at the rate of interest 5.750%, beginning from XXX/XX14 to the stated maturity date XXX/XX54.
Origination Appraisal Final Truth in Lending Discl. Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:xx Tape Value: xx|---| 15 (Days) |----| Comment: The loan was modified on xx. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110110111101101000100000   Variance:    Variance %:    Comment: Payment histrory string is 444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000001000101101111001011   Variance:    Variance %:    Comment: Payment histrory string reversed is 444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Not Applicable Tape Value:XX/XX/XX18 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "As per comment datedXX/XX/XX18, the subject property has loss due to vandalism on 6XX/XX18. The nature of damage is not mentioned. The hazard claim was initiated for the same and the approximate claim amount is xx. No further details is mentioned regarding the damages has been repaired and the claim is received by the borrower."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Oklahoma state, OK State required total 5 disclosure which is missing from the loan file.
OK Title protection notice
Insurance Disclosure
NSF Fee Disclosure
Over-the-limit fees
Notice of Rights to Obtain a Security Freeze"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure are missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service provider disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93578124	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$1,034.43	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.700%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	54.676%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx in the amount of xxx, with XXXX as nominee for xx.

The chain of assignment has been completed. The current assignment is from xx. However some assignments are missing.

There is IRS lien active in the favor of xx in the amount of xx recorded on xx.

There is a civil judgment active in the favor of xx.

There are 3 civil judgments active in the favor of xx in the amount of xx.

2018 County taxes have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 5 months. The last payment received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 5 months. The last payment received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
     The reason for default is decreased income. The subject property is occupied by the unknown party. The loan hasn’t modified since origination.
     According to the PACER, the borrower had filed bankruptcy under xx. The motion for relief filed onXX/XX/XX18. The debtor shall pay to the trustee xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xxx; however, the unsecured portion is xx. No comment found for damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx. The motion for relief filed onXX/XX/XX18. The debtor shall pay to the trustee xx for 60 months. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xxx; however, the unsecured portion is xx.	Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Notice of Servicing Transfer Mortgage Insurance Affiliated Business Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX38 |---| |----| Comment: The loan has not been modified since origination. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per appraisal appraised value is xx; however tape reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 88%   Tape Value: 88%   Variance:    Variance %: 0.21%   Comment: As per appraisal report CLTV is 88.214%; however tape reflects 88.000%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 88%   Tape Value: 88%   Variance:    Variance %: 0.21%   Comment: As per appraisal report CLTV is 88.214%; however tape reflects 88.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444441234444   Tape Value: 111011111101111100111011   Variance:    Variance %:    Comment: As per payment history string is 444443214444; however tape reflects 110000120202002.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432144444   Tape Value: 110111001111101111110111   Variance:    Variance %:    Comment: As per payment history reversed string is 444443214444; however tape reflects 110000120202002.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transaction is cash out.&#xxD; Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "This is a conventional loan. LTV at the origination is 88.214%. The tape data is reflecting MI required. Final 1003 reflect monthly MI in the amount of xxx1; however, MI certificate is missing in the loan files."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xxx; however, the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in VA State. The following state disclosures are missing in the loan files.
Choice of Settlement Agent Disclosure
Copy of Appraisal or Statement of Appraised Value"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has been completed. The current assignment is from xx to Federal National Mortgage Association. However some assignments are missing."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79212357	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,326.18	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$116,540.16	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of the assignment is complete as current assignee is xx
There are no active liens and judgments against the borrower and the property.
The 2017 annual county taxes have been paid in the amount of xx which were due for XX/XX/XX18; however, no prior delinquent taxes have been found.

The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 5 months and the next due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied to XXX/XX18. The UPB has been updated as per the tape data in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is XXX/XX18. As per collection comments, the reason for default is unable to determine.
The loan has modified thrice since origination; however, it was effectively modified on xx, as per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.6255 % and P&I of xx. The payments were started from 4XX/XX14 and the maturity date will be XXX/XX54. This modification agreement does not contain balloon provision.
According to the document located at xx the loan was modified on xx and as document located at xx the loan was also modified on 1XXX/XX08.

No foreclosure activity has been noticed.
As per PACER records, the borrower has filed the bankruptcy underxx. The POC has not yet been filed; however, as per Deadlines/Hearings, the POC filing deadline wasXX/XX/XX16. The plan was confirmed onXX/XX/XX16  and as per chapter xx, the debtor shall pay xx semimonthly to the trustee.
As per collection comments, the property occupied by the owner and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx. The POC has not yet been filed; however, as per Deadlines/Hearings the POC filing deadline wasXX/XX/XX16. The plan  was confirmed onXX/XX/XX16  and as per chapter xx, the debtor shall pay xx semimonthly to the trustee.
Thismodification agreement was made on xx.
As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.6255 % and P&I of xx. The payments were started from 4XX/XX14 and the maturity date will be XXX/XX54. This modification agreement does not contain balloon provision.
According to the document located at " 29131783_1117_0303761358" the loan was modified onXX/XX/XX11 and as document located at xx.

Missing POC	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| -57 (Days) |----| Comment: The Modification reflects the Modification Date as xx&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0014440001610047   Variance:    Variance %:    Comment: As per review, the Mortgage is not having MIN no.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 77%   Variance:    Variance %: 3.00%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 77%   Variance:    Variance %: 3.00%   Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111000010100000001111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111100000001010010111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 4444444444444 . &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.39%   Comment: As per review, the principal balance as per the effective mod is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* POC Deadline is coming soon (Lvl 3) "The borrower had filed the bankruptcy under xx. According to Deadlines/Hearings, the POC filing deadline was set onXX/XX/XX16. However, the POC has not yet been filed."
* Loan has been determined to have an unsecured debt (Lvl 3) "According to schedule D of the voluntary petition, the amount of secured claim is xx,xx and the value of collateral that supports this claim is xx. However, the unsecured portion is xx. Did not see any comment regarding the property had a cramdown"	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Result FAIL Loan Data xx Comparison Data xx  Variance-xx
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test:Result FAILLoan Data xx Comparison Data xx Variance -xx"
																																																																																								* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58629954	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,222.79	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	66.089%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX15	$255,750.80	Not Applicable	2.125%	xx	XX/XX/XX15	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The last assignment was done from xx which was recorded onxx.
There is an active senior mortgage against the subject property which was originated on xx for the amount of xx which was recorded on 1xx.
There is an active junior mortgage against the subject property which was originated onXX/XX/XX07 the lender xx. which was recorded on 6XX/XX07 with instrument#xx.
All prior year taxes have been paid.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months and the next due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx. The UPB reflected in the amount of xx.
The borrower has been making payment as per the loan modification which was made on xx.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months and the next due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx. The UPB reflected in the amount of xx.
The borrower has been making payment as per the loan modification which was made on xx and the lender xx. According to the modified terms, the new principal balance is xx. The borrower has been making the payments as per the first step starts from the rate of interest 2.125% with the P&I xx beginning from XXX/XX15. The loan was further modified into 2 steps. The new maturity date is XXX/XX54.
No foreclosure activity has been found.
xxhad filed bankruptcy under chapterxx. The plan was confirmed on 6XX/XX16. The debtor had filed amended chapter xx which was confirmed on 6XX/XX16. As per the amended chapter xx, the debtor had paid the amount of xx to the trustee. The debtor shall pay remaining amount of xx monthly for the total amount of xx. The creditor xxx had filed POC on xxwith the secured claim amount of xx and arrears of xx.
Unable to determine the current condition and occupancy as the BPO report is missing from the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xxhad filed bankruptcy under chapter xx. The plan was confirmed on 6XX/XX16. The debtor had filed amended chapter xx. As per the amended chapter xx, the debtor had paid the amount of xx to the trustee. The debtor shall pay remaining amount of xx monthly for the total amount of xx. The creditor xxx had filed POC on xx	The borrower has been making payment as per the loan modification which was made on xx between xx. According to the modified terms, the new principal balance is xx. The borrower has been making the payments as per the first step starts from the rate of interest 2.125% with the P&I xx beginning from XXX/XX15. The loan was further modified into 2 steps. The new maturity date is XXX/XX54.	Right of Rescission	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| 276 (Days) |----| Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is a 120 months interest only period.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx  Tape Value:xx   Variance: 1826 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.1%   Tape Value: 3.1%   Variance:    Variance %: -1.00%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: xx Tape Value: xxVariance: 366 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.1%   Tape Value: 3.9%   Variance:    Variance %: -0.75%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.39%   Comment: There is a 120 months interest only period.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111111111111111011110   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011110111111111111111111   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Not in scope of this modified project&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "According to the updated title report dated XX/XX/XX18, there is an active senior mortgage against the subject property which was originated on xxin the favor of xxfor the amount ofxx which was recorded onxx.
Final HUD-1 does show payoff to xx and 1st Mtge xx in the amount of xx and xx respectively. No release or satisfaction document was found in the loan document stating the prior mortgage has been released. However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title. Possible title claim can be filed."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the borrower."
* Issue with the legal description or recorded instrument (Lvl 3)     "The para#xx of the legal description mentioned on vesting deed which was recorded on xx is completely missing from the subject mortgage legal description which was recorded onxx The deed shows detailed legal description; however, the subject mortgage has only first paragraph.
This can be cured by re-recording the subject mortgage with correct legal description."
* Title Rvw shows lower lien position than loan docs (xx) "According to the updated title report dated xx the subject mortgage is at second lien position as there is an active senior mortgage against the subject property which was originated on xx in the favor of xx for the amount of xx which was recorded on xx	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "As per final 1003, the total monthly income of borrower is xx which is less than the total monthly expenses xx. Hence, DTI exceeds 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43250714	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$4,110.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$214,987.40	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	53.110%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$275,000.00	Not Applicable	5.000%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx.
The chain of assignment has been not completed. Currently the assignment is with xx.
No active judgments or liens found.
Combined annual taxes of year 2018-2019 have been paid off in the amount of xx onXX/XX/XX19.
No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 5.000%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement.	Collections Comments:The subject loan is in bankruptcy. Review of the collection comment from 1XXX/XX16 to 9XX/XX18 states that the Review of the Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 5.000%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which made in under bankruptcy.
No comment regarding foreclosure located in comment history.
The borrower had filed the bankruptcy under chapter 1xx. The plan was confirmed and the case was terminated on xx The schedule D of voluntary petition shows that the value of the collateral that supports claim is in the amount of xx; that results unsecured portion is in the amount of xx.
The POC was filed by creditor on xx states the amount of secured claim is reflected as xx and the arrearage amount is in the amount of xx.
According to confirmed chapter xx, state the claim shall be bifurcated into a secured claim of xx,000 and a General Unsecured Claim of xx. The secured claim was re-amortized and rescheduled over 30 years at 5% fixed interest with monthly payments of xx shall commence on the effective date of the plan and continue for a term of 360 months (30 years).
The balance of the claim (xx) shall be treated as unsecured class 2B claim. The class 1G (general unsecured claim) states that the claims will be paid pro rata, a total of xx to be paid xx per quarter.
The reason for the default is unemployment.
As per the inspection report datedXX/XX/XX16, the property is Tenant occupied. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under chapter xx The plan was confirmed and the case was terminated on xx. The schedule D of voluntary petition shows that the value of the collateral that supports claim is in the amount of xx; that results unsecured portion is in the amount of xx.
The POC was filed by creditor on xx states the amount of secured claim is reflected as xx.
According to confirmed chapter xx, state the claim shall be bifurcated into a secured claim of xx,000 and a General Unsecured Claim of xx. The secured claim was re-amortized and rescheduled over 30 years at 5% fixed interest with monthly payments of xx shall commence on the effective date of the plan and continue for a term of 360 months (30 years).
The balance of the claim (xx) shall be treated as unsecured class 2B claim. The class 1G (general unsecured claim) states that the claims will be paid pro rata, a total of xx to be paid xx per quarter.	two previous mods before 2014. last mod not found in file, not found by updated title. Does not appear that the mod's were recorded. Per loan notes, current modification was really a cram down due to the BK bringing principal post cramdown to xxamdown complete byXX/XX/XX17. RECONCILED TERMS BY CLIENT PRE-MOD UPB xx PRE-MOD LPIxx POST-MOD UPB xx POST-MOD LPI XXX/XX14 NEW NOTE RATE 5.000% NEW PAYMENT AMOUNT xx 1ST PAYMENT DUE DATE XXX/XX14 POST MOD. This modification is specified and noted in the Chapter xxdocuments. Unclear of amount forgiven, UPB was specified as xx,000.	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 111000001010000000111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444432144444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 111111000000010100010111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444441234444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per the final 1003 the purpose of refinance is cash out however the tape reflects as lower rate or term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per the final HUD-1 the purpose of transaction is cash out however tape reflects as refinance. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower had filed the bankruptcy under chapter xx. The plan was confirmed and the case was terminated on xx. The schedule D of voluntary petition shows that the value of the collateral that supports claim is in the amount of xx; that results unsecured portion is in the amount of xx.
The POC was filed by creditor on xx states the amount of secured claim is reflected as xx and the arrearage amount is in the amount of xx.
According to order confirming chapter xx, state the claim shall be bifurcated into a secured claim of xx,000 and a General Unsecured Claim of xx. The secured claim was re-amortized and rescheduled over 30 years at 5% fixed interest with monthly payments of xx shall commence on the effective date of the plan and continue for a term of 360 months (30 years).
The balance of the claim (xx) shall be treated as unsecured class 2B claim. The class 1G (general unsecured claim) states that the claims will be paid pro rata, a total of xx to be paid xx per quarter."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "Borrower transferred ownership to her business, xx., However vasting owner change."
* Title shows an assignment chain break (Lvl 2)     "As per updated title shows that the chain of assignment is not completed. There is  break in assignment chain."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "as per the ROR the ROR transaction date is XX/XX/XX06 which is one day after the note date, however the note date is XX/XX/XX06."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared xx."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date as per HUD-1 is XX/XX/XX06, which is later than Note date XX/XX/XX06."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25610012	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,896.46	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.929%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$130,563.09	$29,363.09	4.625%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xxin favor of xx. The chain of assignment has been completed as the assignment is currently with xx.
There are no active judgments or liens found against the borrower/ subject property.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 16 months. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of XX/XX/XX17. The next due date is 4XX/XX17. The current unpaid principal balance as per tape data is in the amount of xx.
Borrower has been making the payments as per modification datedxx	Collections Comments:The loan is in active bankruptcy. The borrower had filed Bankruptcy under the chapter xxThe lender had filed POC dated xxand total claim amount was xx. Arrearage was in the amount of xx. The objection to confirmation of the plan was filed on 1XXX/XX18 which state that the debtors plan failed to provide for the payment ofxx entire pre-petition arrearage.
According to the scheduled D of voluntary petition dated XX/XX/XX18, the amount of claim without deducting the value of collateral is xx and the value of collateral that supports the claim is xx. Therefore, the unsecured claim is in the amount of xx.
As per Chaptexx, the debtor shall pay to the Trustee the sum of xx monthly for a period of 6 months and then xx monthly for 30 months.
Creditor has filed an objection to debtors chapter xxas debtor will cure arrearage in the amount of xx instead of xx as per POC. Order disallowing this objection has been filed on xx

According to the servicing comments the foreclosure was initiated and the file was referred to attorney on xx The complaint was filed on xx. The judgment had entered on xx. The sale has been scheduled on xx but it was canceled due to the bankruptcy filed by the borrower on xx. No further details have been found regarding foreclosure.

The borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 16 months. The last payment was received in the amount of xx on XX/XX/XX17 which was applied for the due date of XX/XX/XX17. The next due date is 4XX/XX17. The current unpaid principal balance as per tape data is in the amount of xx.
Borrower has been making the payments as per modification dated xx.
The loan modification agreement was made between xx on xx. The first modified payment was due for the date XX/XX/XX13 and the new maturity date will be XX/XX/XX53. The new Modified Unpaid Principal Balance is xx. The Deferred Balance is in the amount of xx and the Interest Bearing amount is xxorrower promises to pay P&I of xx monthly with a modified interest rate of 4.625%.
Foreclosure Comments:According to the servicing comments the foreclosure was initiated and the file was referred to attorney on xx. The sale has been scheduled on xx but it was canceled due to the bankruptcy filed by the borrower on xx. No further details have been found regarding foreclosure.
Bankruptcy Comments:The borrower had filed Bankruptcy under the chapterxx. The lender had filed POC dated xxand total claim amount was xx. Arrearage was in the amount of xx. The objection to confirmation of the plan was filed onxxwhich state that the debtors plan failed to provide for the payment of Federal National Mortgage Association's entire pre-petition arrearage.
According to the scheduled D of voluntary petition dated XX/XX/XX18, the amount of claim without deducting the value of collateral is xx and the value of collateral that supports the claim is xx. Therefore, the unsecured claim is in the amount of xx.
As per Chapter xx, the debtor shall pay to the Trustee the sum of xx monthly for a period of 6 months and then xx monthly for 30 months.
Creditor has filed an objection to debtors chapter xx as debtor will cure arrearage in the amount of xx instead of xx as per POC. Order disallowing this objection has been filed on xx	The loan modification agreement was made between “xx. The first modified payment was due for the date XX/XX/XX13 and the new maturity date will be XX/XX/XX53. The new Modified Unpaid Principal Balance is xx. The Deferred Balance is in the amount of xx and the Interest Bearing amount is xxorrower promises to pay P&I of xx monthly with a modified interest rate of 4.625%.	Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: XX/XX/XX13 |---| -4 (Days) |----| Comment: Doc date of last mod is xx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110110110010000000000000   Variance:    Variance %:    Comment: payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000010011001011   Variance:    Variance %:    Comment: payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment: The mod shows new UPB in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: property address street is xx.   Tape Source: Initial   Tape Type:
Field: Property Postal Code Loan Value: xxTape Value: xxVariance: Variance %: Comment: the postal code as per note is xx; however the updated title shows postal code as xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The scheduled D of voluntary petition dated xxshows that the amount of claim without deducting the value of collateral is xx,xx and the value of collateral that supports the claim is xx,xx; however, the unsecured claim is in the amount of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL xx xx -xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48831062	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,147.34	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$336,032.45	$29,925.61	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the Updated title report dated 1XXX/XX18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignment is with
XXXX, which was recorded on xx.
Two IRS liens against xx in the favor of xx as follows:
First in the amount of xx, which was recorded on xx
Second in the amount of xx, which was recorded on XX/XX/xx11. However, the SSN # is matching with the borrower SSN #.
Two State Tax liens against xx in the favor of xx debt of Revenue as follows:
First in the amount of xx, which was recorded on xx.
Second in the amount of xx, which was recorded on xx
However, the SSN # is matching with the borrower SSN #.
Three UCC liens in the favor of xx as follows:
1. which was recorded onXX/XX/XX08.
2. which was recorded onXX/XX/XX13.
3. which was recorded onXX/XX/XX08.
However, no amount of liens have been given.
Seven Civil Judgments against xx as follows:
First in the amount of xx, which was recorded on XX/XX/xx16.
Second in the amount of xxxx, which was recorded on 1XXX/XX09.
Third in the amount of xx, which was recorded on XX/XX/xx09.
Fourth in the amount of xx, which was recorded onXX/XX/XX10.
Fifth in the amount of xx, which was recorded onXX/XX/xx12.
Sixth in the amount of xx, which was recorded onXX/XX/XX13.
Seventh in the amount of xx, which was recorded on XX/XX/xx16.
The county 1st till 3rd installments taxes in 2018 are due on XX/XX/xx18, XXX/XX19 andXX/XX/XX18 in the total amount of xx respectively.
No prior years delinquent taxes have been found.
According to the latest payment history, the borrower is delinquent for 42 months and the next due date for the payment is XXX/XX15. The last payment was received on XXX/XX18 in the amount of xx, which was applied for XXX/XX15. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx.
Collections Comments:According to the servicing comments, the borrower is in the collections and the next due date for the payment is XXX/XX15. The last payment was received on XXX/XX18 in the amount of xx, which was applied for XXX/XX15. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx.
Recent comments do not validate any reason for default.
The loan had been modified on XXX/XX10. The unpaid principal balance was xx with the interest rate 2.00% which steps up in 4 steps ending at 5.000%. The borrower promises to pay the monthly P&I of xxbeginning from XXX/XX10. The maturity date will be on XXX/XX50.

According to the comments, the foreclosure was initiated in 2015 and the file was referred to an attorney on xx The complaint was filed on xx The service was completed on xx. The judgment was entered onxx. However, it was put on hold as the borrower had filed the bankruptcy on xx.

The borrower xx. The plan was confirmed on XX/XX/XX17. The case was dismissed & terminated onXX/XX/XX18 for failure to make plan payments.

No evidence has been found regarding the occupancy in the comments.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the comments, the foreclosure was initiated in 2015 and the file was referred to an attorney on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx
Bankruptcy Comments:The borrower xxhad filed bankruptcy under xx. The plan was confirmed on XX/XX/XX17. The case was dismissed & terminated onXX/XX/XX18 for failure to make plan payments.	This step modification agreement was signed between the borrower xx.
The unpaid principal balance was xx with the interest rate 2.00% which steps up in 4 steps ending at 5.000%. The borrower promises to pay the monthly P&I of xxbeginning from XXX/XX10. The maturity date will be on XXX/XX50.
Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:xx Tape Value: xx |---| -109 (Days) |----| Comment: Doc date of last modificationxx. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is an interest only period per the original note   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.00%   Comment: original appraised value is xx as per the appraisal report.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.01%   Comment: Original CLTV ratio percent is 89.986% as per the appraisal report.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.01%   Comment: Original LTV ratio percent is 89.986% as per the appraisal report.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.30%   Comment: According to the Note, there was interest only period for first 120 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000100000000   Variance:    Variance %:    Comment: The payment history reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000001000000000000000   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.10%   Comment: Principal balance stated in modification xx- new interest bearing amount is xx   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transaction per HUD-1 is Cash Out. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from 6XX/XX15 toXX/XX/XX18; however, we require the latest 24 months servicing comments. The servicing comments are missing from XXX/XX17 toXX/XX/XX18."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* State Tax Judgment (Lvl 2)     "According to the Updated title report dated 1XXX/XX18, there are two State Tax liens against xxdebt of Revenue as follows;
First in the amount of xx, which was recorded on 8XX/XX10.
Second in the amount of xx, which was recorded onXX/XX/XX16.
However, the SSN # is matching with the borrower SSN #."
* MI, FHA or MIC missing and required (Lvl 2)     "The LTV is 89.986 % as per the appraisal report; however, we required the PMI certificate."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the Updated title report dated 1XXX/XX18, there are two IRS liens against Kruse Loyd H and Rita Rhea in the favor of IRS as follows:
First in the amount of xx, which was recorded onXX/XX/XX10.
Second in the amount of xx, which was recorded on XX/XX/XX11.
																																																																																								However, the SSN # is matching with the borrower SSN #."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37663953	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,044.32	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$253,420.77	Not Applicable	5.625%	xx	XX/XX/XX17	Financial Hardship	According to the Updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignment is with
xx
Two junior mortgages against the property are as follows:
First in the favor of xx, in the amount of xx
Second in the favor of xx, in the amount of xx
No active judgments or liens have been found.
The county 1st and 2nd installments taxes in 2018-2019 are due on XX/XX/xx18 andXX/XX/XX19 in the amount of xx and in the amount of xx respectively.
No prior years delinquent taxes have been found.
According to the latest payment history, the borrower is delinquent for 9 months and the next due date for the payment is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement datedxx	Collections Comments:According to the servicing comments, the borrower is in the bankruptcy and the next due date for the payment is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx
Recent comments do not validate any reason for default.

The loan had been modified onXX/XX/XX17. The unpaid principal balance was xx with the interest rate of 5.625%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX17. The maturity date will be on 4XX/XX57.

The comment dated XXX/XX18 shows that the foreclosure was initiated in 2018 and the file was referred to an attorney on xx. According to the tape data, the complaint was filed on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.
The borrower xx had filed the bankruptcy under chapterxx with the secured claim amount of xx with the amount of arrearage was 22,132.62. The date of the last filing of bankruptcy was 1XXX/XX18.
The comment datedXX/XX/XX18 shows that the subject property had been occupied by an unknown.
No BPO and inspection reports are provided.

Foreclosure Comments:The comment dated XXX/XX18 shows that the foreclosure was initiated in 2018 and the file was referred to an attorney on xx. However, it was put on hold as the borrower had filed the bankruptcy onXX/XX/XX18.

Bankruptcy Comments:The borrower xxhad filed the bankruptcy under chapter xxwith the secured claim amount of xx with the amount of arrearage was 22,132.62. The date of the last filing of bankruptcy was 1XXX/XX18.	This modification agreement was signed between the borrower xx.
The unpaid principal balance was xx with the interest rate of 5.625%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX17. The maturity date will be on 4XX/XX57.
HUD-1 Closing Statement Origination Appraisal Final Truth in Lending Discl. Credit Application	Field: Doc Date of Last Modification Loan Value:xx Tape Value: xx---| 37 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Not Applicable   Tape Value: 80%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 80%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100000110100001110000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000011000001011000001 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD1 is missing from the loan file."
* Title issue (Lvl 3)     "ISAOA / It's successors and or assigns clause is missing in final title policy. Terms and conditions sheet is neither available with final title policy for checking 12C clause."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 toXX/XX/XX18; however, we require the latest 12 months payment history. The payment history is missing from 6XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."
* Property Damage (Lvl 2)     "The comment datedXX/XX/XX18 &XX/XX/XX18 indicate that the property had damaged due to wind with hail on 1XXX/XX17 and the loss draft was received onXX/XX/XX18 in the amount of xx from All State checkxx. No BPO and inspection reports are provided."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Applictaion is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94709230	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Mississippi	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,954.07	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.494%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$172,073.86	Not Applicable	4.250%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated on xx
The chain of assignment is complete. The assignment was transferred from with xx.

Currently the assignment is with xx.

There is a notice of tax lien against the borrower xx in the amount of xx which is in the favor of State of Mississippi Dept. of Revenue.
There is a civil judgment against the borrower xx in the amount of xx which is in the favor of xx

2017 annual combined taxes have been paid off in the amount of xx on XXX/XX18.

No any prior year taxes are delinquent as per updated title report.
The loan is in delinquency for +120 days. Currently the borrower is not making the monthly payments. The last payment was received on XXX/XX18 for the due date of XXX/XX18 in the amount of xx & the next due date is XXX/XX18. The unpaid principal balance reflected as of the date is xx. The borrower is making the payment as per modification.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is XXX/XX18. According to the PACER, the borrower had filed bankruptcy under xx. The date of last filing bankruptcy is XX/XX/XX18. The plan was not confirmed. Post-petition due date is 1XXX/XX17. The POC was filed on xxand the arrearage amount is xx. The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 6 months and next payment due date was for XXX/XX18. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected in payment history in the amount of xx with accrued interest in the amount of xx. According to the collection comments datedXX/XX/XX18, the reason for default is marital difficulties and borrower intention is to keep the property. Subject property is occupied by unknown. The willingness and the ability of the borrower seem to be fair. According to the collection commentXX/XX/XX17, the borrower had filed the hazard claim, but servicer was unable to determine. However, the collection comments dated XX/XX/XX17 states that the claim fund has been disbursed and 100% inspection has been done, hence the claim file closed. Further no evidences are available in the latest 12 months servicing comments regarding damage of the subject property.
Foreclosure Comments:As per review of the servicing comment, the foreclosure was initiated and the file was referred to an attorney on xx. The foreclosure was put on hold due to borrower has filed the bankruptcy on xx
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx. The date of last filing bankruptcy is XX/XX/XX18. The plan was not confirmed. Post-petition due date is 1XXX/XX17. The POC was filed on xx POC amount is xx and the arrearage amount is xx.	The loan modification agreement was made between the Borrower xx. The reason for modification is a financial hardship. As per the modified terms, the borrower had given promise to pay the UPB of xx with interest rate of 4.250% with P&I of xx with fixed amortized type and it was beginning from first payment date on 9XX/XX17 and ends with the maturity date of 8XX/XX57.	Origination Appraisal	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower first name is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443211100   Tape Value: 000100000001011101100000   Variance:    Variance %:    Comment: The payment history string is 00111234444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001112344444   Tape Value: 000001101010100000001000   Variance:    Variance %:    Comment: The payment history string reversed is 00111234444.   Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: Purpose of refinance per application is limited cash out. Tape Source: Initial Tape Type:	B		* Payment History is not Complete (Lvl 3) "The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history however the information is updated from the prior payment history available fromXX/XX/XX15 to XXX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3554829	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	West Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$490.84	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$211,272.43	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report dated 1XXX/XX18 shows the subject mortgage was originated on xx.
The chain of assignment is complete as the subject mortgage is currently with xx.
There are five civil judgment against  borrower found open in the total amount of  xx  as below. :-
1) Credit card civil judgment against the borrower in the amount of xx favor of xx.
2) State tax lien judgment against the borrower in the amount of xx favor of xx
3) Child Support Lien judgment against the borrower in the amount of xx favor of xx.
4) Child Support Lien judgment against the borrower in the amount of xx favor of xx
5) State tax lien against the borrower in the amount of xx favor ofxx.
As per updated title report, annual county taxes for the year of 2018, is due on XXX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX17in the amount xx which was applied to XXX/XX17. The next due date is XXX/XX17. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under xx and plan was not confirmed . According to xxplan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC has been filed onxx
Available servicing comments and documents in file reveal that foreclosure was initiated in loan by file referral xx. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX17in the amount xx which was applied to XXX/XX17. The next due date is XXX/XX17. The payment was received as per modification agreement.  Payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.
The reason for default is excessive oblations.
According to servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Available servicing comments and documents in file reveal that foreclosure was initiated in loan by file referral xx. Due to filing of bankruptcy by borrower on xx FC process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under Chapter ccand plan was not confirmed . According to xx plan debtor shall pay to the trustee in the amount of xx per month for the 60 months. The POC has been filed xx	This loan modification was done on xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 3.875 % and Monthly P&I is xx. The modification payment start date is 9XX/XX16 and new maturity date is 8XX/XX56.
Right of Rescission HUD-1 Closing Statement Notice of Servicing Transfer Affiliated Business Disclosure Origination Appraisal Final Truth in Lending Discl. Credit Application	Field: Doc Date of Last Modification Loan Value: xx |---| 19 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: 9XX/XX03   Tape Value: XXX/XX04   Variance: 153 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: 0.06%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: 0.06%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001110101100010000000000   Variance:    Variance %:    Comment: Audit history matches the documentation in the file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000010001101011100   Variance:    Variance %:    Comment: Audit history matches the documentation in the file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXXVariance:    Variance %:    Comment: Property address matches title documentation in file.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Construction/Perm Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down."
* Active Judgment Against Borrower (Lvl 3)     "As per updated title report dated 1XXX/XX18, there is xx lien judgment against the borrower found open in the amount of xx favor of xx which was recorded onXX/XX/XX98."
* Foreclosure Delay or Contested (Lvl 3) "According to servicing comment datedXX/XX/XX17, foreclosure is contested by borrower. however, there is no information found that matter is resolved or not."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Change of Circumstance does not provide the name of the person and/or signature of the person who completed the document. (Lvl 2)     "According to updated title report 1XXX/XX18,  subject property vesting (Warranty Deed) in the name of "xx. However , the subject mortgage which was recorded onXX/XX/XX03,  signed or executed by xx"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99041456	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$732.54	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	12.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX16	$112,355.87	Not Applicable	3.625%	xx	XX/XX/XX16	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the amount of xx
The chain of assignment has been completed.  Currently, the mortgage is with xx which was recorded on xx.
No active liens and judgments against the borrower.
Combine annual taxes for the year 2017 paid in the amount of xx on XX/XX/xx17.
Combine annual taxes due for the year 2018 in the amount of xx onXX/XX/xx19.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 16 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX17 and the next due date for payment is 4XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2016.	Collections Comments:The loan is currently in Bankruptcy. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 16 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX17 and the next due date for payment is 4XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year of 2016.
This loan modification agreement was made between the borrower xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.625% and new P&I is in the amount of xx beginning from 1XXX/XX16 till the maturity date 1XXX/XX56. The interest-bearing amount is xx. There is no provision for the balloon payment. Previously the loan was modified in the year of 2009.

According to review of the loan file, this is conventional loan with the LTV 84.00% and tape data says that the loan is MI insured. MI certificate is located at xx

The reason for default is unavailable.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the unknown party. No damages or repairs have been found.
The borrower’s intention is to keep the property.
The foreclosure was initiated. As per the comment dated 5XX/XX17, the file was referred to an attorney on xx. However, as per the comment datedXX/XX/XX18, the foreclosure was put on hold as the borrower filed bankruptcy on xx
According to the PACER, the borrower had filed bankruptcy under xx The chapter xx, however, lender filed an objection to plan of reorganization onXX/XX/XX18. As per the notice of hearing dated XX/XX/XX18, the confirmation of hearing will be held on 1XXX/XX18. The schedule D of Voluntary Petition doesn’t show any unsecured portion. The date of last filing is XX/XX/XX18. There is no comment indicating a cramdown.

Foreclosure Comments:The foreclosure was initiated. As per the comment dated 5XX/XX17, the file was referred to an attorney on xx. However, as per the comment datedXX/XX/XX18, the foreclosure was put on hold as the borrower filed bankruptcy on xx
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx. The xx plan was filed on xx, however, lender filed an objection to plan of reorganization onXX/XX/XX18. As per the notice of hearing dated XX/XX/XX18, the confirmation of hearing will be held on 1XXX/XX18. The schedule D of Voluntary Petition doesn’t show any unsecured portion. The date of last filing is XX/XX/XX18. There is no comment indicating a cramdown.	This loan modification agreement was made between the borrower xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.625% and new P&I is in the amount of xx beginning from 1XXX/XX16 till the maturity date 1XXX/XX56. The interest-bearing amount is xx. There is no provision for the balloon payment.
Title Policy Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xxTape Value: XX/XX/XX16 |---| 10 (Days) |----| Comment: As per the modification agreement date of last modification is xx. Tape Source: Initial Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0024200010885115   Variance:    Variance %:    Comment: As per mortgage document there is no MIN provided in the agreement.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Did not used fore review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 84%   Tape Value: 84%   Variance:    Variance %: -0.26%   Comment: Did not used fore review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 84%   Tape Value: 84%   Variance:    Variance %: -0.26%   Comment: Did not used fore review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010001000000000000010100   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 001010000000000000100010 Variance: Variance %: Comment: The payment reflects in the Payment History String Reversed as 444444444444. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from 4XX/XX13 toXX/XX/XX18, however, payment history is missing fromXX/XX/XX18 toXX/XX/XX18. As we require latest 12 months payment history for review."
* Title policy missing (Lvl 3) "Title commitment is located at xx, however, final title policy is missing from the loan file."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The subject Property is located in xx. The following required state disclosures are missing from the loan file.
1. Agent Preference Disclosure.
2. Casualty Insurance Disclosure.
																																																																																								3. Manufactured Home Loan Disclosures."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13405043	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,305.63	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$332,276.91	$70,996.91	3.625%	xx	XX/XX/XX16	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment is complete as the latest assignee is xx.
There is a junior mortgage in the amount of xx datedXX/XX/XX09 and recorded onXX/XX/XX09 with The xx.
The taxes for the year 2018-2019 2nd half are due in the amount of xx. There are no prior delinquent taxes found open.
The review of the payment history shows that the borrower is not making regular payments and the borrower is 10 months delinquent. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to 9XX/XX17 payment. The next due date is 1XXX/XX17. The UPB is in the amount of xx.	Collections Comments:The borrower is not making regular payments and the borrower is 10 months delinquent. The last payment was received on XX/XX/XX17 in the amount of xx which was applied to 9XX/XX17 payment. The next due date is 1XXX/XX17. The UPB is in the amount of xx.
The foreclosure was initiated and the file was referred to attorney on xx The foreclosure was put on hold because the borrower has filed bankruptcy on xx. The bankruptcy is still active and further action is waited.
The borrower has filed bankruptcy underxx. The plan is yet to be confirmed.
The loan modification agreement was done between xx. The new principal balance is xx. Loan has been modified for three times since the origination, in the year 2009, 2015 and this current modification in 2016.
The taxes for the year 2018-2019 2nd half are due in the amount of xx. There are no prior delinquent taxes found open.
No evidence found of any damage or repairs to the subject property in the servicing comments.
Foreclosure Comments:The foreclosure was initiated and the file was referred to attorney on xx. The foreclosure was put on hold because the borrower has filed bankruptcy onxx. The bankruptcy is still active and further action is waited.
Bankruptcy Comments:The borrower has filed bankruptcy under chapter xx. The plan is yet to be confirmed. The voluntary petition Schedule D shows the amount of claim is xx value of collateral is xx and unsecured portion is xx. The POC has been filed by xx with the claim amount of xx and arrearage is xx.	The loan modification agreement was done between xx. The new principal balance is xx, the deferred balance is xx and interest bearing amount is xx. The new P&I is xx and interest rate is 3.625%. The payments begin on 1XXX/XX16 and the new maturity date is 1XXX/XX56.
Loan has been modified for three times since the origination, in the year 2009, 2015 and this current modification in 2016.	Credit Application Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: xxTape Value: xx |---| |----| Comment: As per Note Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:xxape Value:xx Variance: 21 (Days)   Variance %:    Comment: Per MOD agreement&#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Data not entered &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011110111011110110000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000011111110111011110   Variance:    Variance %:    Comment: Payment string is 444444444444   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.27%   Comment: Per MOD agreement   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: validated   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Data not entered &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "The voluntary petition Schedule D shows the amount of claim is xx,xx value of collateral is xx and unsecured portion is xx,xx.00."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Application Missing (Lvl 2)     "Application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland. The following disclosures are missing from the loan file:
Affidavit of Consideration
Affidavit of Disbursement
First Time Buyers Affidavit
Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
Balloon Payment
No Escrow Account
Mandatory Binding Arbitration Disclosures
Home Buyer Education and Counseling Disclosure."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xxVariance -xx* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5166679	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$386.67	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.293%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$103,774.13	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	According to the Updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignment is with
xx which was recorded onXX/XX/XX15.
There is a civil judgment against thexx, in the amount of xx which was recorded onXX/XX/XX15; however, it was renewed onXX/XX/xx16.
The annual combined taxes in 2017 have been paid in the amount of 4371.67.
The annual combined taxes in 2018 are due onXX/XX/xx19 in the amount of xx.
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 9 months and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx.	Collections Comments:According to the servicing comments, the borrower is in the bankruptcy and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement datedXX/XX/XX16.
Recent comments do not validate any reason for default.
The loan had been modified on xx The unpaid principal balance was xx with the interest rate of 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX16. The maturity date will be on 4XX/XX56.
The prior modification was done onXX/XX/XX15.
According to the comments, the foreclosure was initiated in 2017 and the file was referred to an attorney on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx
The borrower had filed the bankruptcy under Chapter xx, the debtor promises to pay the trustee the sum of xx monthly for 60 months. The plan was confirmed on 5XX/XX18. The date of the last filing of bankruptcy was 5XX/XX18.
The comment datedXX/XX/XX18 shows that the subject property was vacant secured.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the comments, the foreclosure was initiated in 2017 and the file was referred to an attorney on xx. However, it was put on hold as the borrower had filed the bankruptcy onxx.
Bankruptcy Comments:The borrower xx, the debtor promises to pay the trustee the sum of xx monthly for 60 months. The plan was confirmed on 5XX/XX18. The date of the last filing of bankruptcy was 5XX/XX18.	This modification agreement was signed between the borrower xx.
The unpaid principal balance was xx with the interest rate of 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX16. The maturity date will be on 4XX/XX56.
The prior modification was done onXX/XX/XX15.	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 19 (Days) |----| Comment: The doc date of last modification was xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: not in scope   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001000011000000001110011   Variance:    Variance %:    Comment: used values per scope   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 110011100000000110010100   Variance:    Variance %:    Comment: used values per scope   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: not in scope   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: not in scope Tape Source: Initial Tape Type:	B	* Property is Vacant (Lvl 3) "The comment datedXX/XX/XX18 shows that the subject property was vacant secured."
* Loan has been determined to have an unsecured debt (Lvl 3)     ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports the claim amount is xx. There are no comments indicating a cram down.”"
																																																																																							* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 toXX/XX/XX18; however, we require the latest 12 months payment history. The payment history is missing from 9XX/XX17 to XXX/XX18."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17819259	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,330.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.801%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$255,995.79	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed. The latest assignee is From xx
xx.
No active judgments or liens found.
The County Annual Taxes for the year 2018 have due in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.

As per the review of payment history, the borrower is delinquent for 6 months and is next due is XXX/XX18. As per payment history, the last payment was received onXX/XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per tape data, the UPB is reflecting is in the amount of xx. Borrower is currently making payments according to the Modification Agreement terms.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Active Bankruptcy.
The borrower xxhad filed bankruptcy under chapter 1xx. According to the Chapterxx the debtor shall pay to the trustee xx per month. As per voluntary petition Schedule D amount of claim without deducting the value of the collateral 248,911.45 and the Value of collateral 250,000.00. However, the unsecured portion is xxe creditor xxwith a secured claim amount of xx and the arrears of xxankruptcy document does not reflect cramdown.
This Fixed modification agreement was signed between  xx. The Unpaid principal Balance is a xx with an interest rate of 3.500 %  and P&I is xx beginning from XXX/XX17 with a maturity date of XXX/XX57.
This modification does not contain deferred balance and forgiven amount.
As per collection comment The reason for default is Unemployment.

The borrower is delinquent for 6 months and is next due is XXX/XX18. As per payment history, the last payment was received onXX/XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per tape data, the UPB is reflecting is in the amount of xx. The borrower is currently making payments according to the Modification Agreement terms.
As per collection comment datedXX/XX/XX18 property is occupied by an unknown party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER report xx had filed bankruptcy under chapter xx and the plan was confirmed on xx. According to the Chapter xxhe debtor shall pay to the trustee xx per month. As per voluntary petition Schedule D amount of claim without deducting the value of the collateral 248,911.45 and the Value of collateral 250,000.00. However, the unsecured portion is xxe creditor xx with a secured claim amount of xx and the arrears of xxankruptcy document does not reflect cramdown.	This Fixed modification agreement was signed between xx. The Unpaid principal Balance is a xx with an interest rate of 3.500 % and P&I is xx beginning from XXX/XX17 with a maturity date of XXX/XX57.
This modification does not contain deferred balance and forgiven amount.

Notice of Servicing Transfer Good Faith Estimate Mortgage Insurance Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value:xx Tape Value: xx |---| 70 (Days) |----| Comment: As per Modification document last modified date is xx; however, tape data reflects withxx. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: mmm424434424   Tape Value: 000110010111101001101000   Variance:    Variance %:    Comment: The Payment History String is mmm424434424; however, tape data reflects with 00010110010111010001000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 424434424mmm   Tape Value: 000101100101111010001000   Variance:    Variance %:    Comment: The Payment History String reversed is 424434424mmm; however, tape data reflects with 00010110010111010001000.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "This is a conventional loan. LTV at the origination was 95%. The tape data is reflected MI required. xx reflects monthly MI in the amount of xx; however, MI certificate is missing in the loan files."
* Payment History is not Complete (Lvl 3) "Payment history is available fromXX/XX/XX10 to XX/XX/XX18; as we require a recent 12 months payment history. However, the payment history is missing from 1XXX/XX17 to 1XXX/XX17 and from 6XX/XX18 to 8XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the document preparation fee test."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MO state. The following required state disclosure are missing from the loan file.
1. MO Collateral Protection Act Notice.
2. Borrower's Choice of Insurer orAgent."
* Missing Required Disclosures (Lvl 2)     "The List of service provider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Document Preparation Fee Test: FAIL Loan Data xxxx Comparison Data xxx Variance +xxxx
Charging a fee for preparation of loan documents constitutes unauthorized practice of law and violates a plain reading of §
																																																																																								484.010 and 484.020."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	Pass	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Out of Scope Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Out of Scope Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Out of Scope Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Out of Scope Total Amount: Last Date:	Number:Out of Scope Total Amount: Last Date:	Number:Out of Scope Total Amount: Last Date:	Number:Out of Scope Total Amount: Last Date:	Out of Scope				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91651548	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,521.62	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$176,402.23	Not Applicable	4.375%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx.
The chain of assignment has not been completed.
There is Credit Card Judgment in the favor of  xx.
There is Civil  Judgment in the favor of xx.
There is Credit Card Judgment in the favor of  xx.
2018 combined 2nd tax has been due on 1XXX/XX18, in the amount of xx.
2018 Combined 1st tax paid on 6XX/XX18, in the amount of xx.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XXx the payment applied date was 1XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The payment history as of XX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XXx the payment applied date was 1XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.
The reason for default is  Unemployment / Decreased Inc. The subject property has been occupied by the Owner.
The foreclosure was initiated and the file was referred to an attorney onxx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy underxx.
According to the PACER, the borrower had filed for bankruptcy under cxx. The date of last filing bankruptcy is  XX/XX/XX18 The plan was confirmed on XX/XX/XX17.POC was filed on  xx the secured claim amount of xx and the arrearage amount is xx.As per the chapter xx the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.
No damages or repair have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was placed on hold because the borrowers had filed bankruptcy under xx.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx. The date of last filing bankruptcy is XX/XX/XX18 The plan was confirmed on XX/XX/XX17.POC was filed on xx the secured claim amount of xx and the arrearage amount is xx.As per the xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 60 months.	According to the modification, the loan was modified on xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 4.375% and the borrower promises to pay P&I in the amount of xx beginning from XXX/XX15. The maturity date as per modification is XXX/XX55.
The previous modification has been done on xx with New Principal Balance xx and interest rate 4.625% with P&I xx.	Missing Required State Disclosures Notice of Servicing Transfer Modification Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value:xx|---| -120 (Days) |----| Comment: Modification is missing from the loan file. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The lender does not require MI. Hence, MI is not applicable; however, tape data reflects with NO.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per the appraisal the appraised value is xxowever tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: 0.46%   Comment: As per the appraisal report, original CLTV percent is 78.462%; however, tape data reflects with 78.00%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value: 6XX/XX07   Variance: 16 (Days)   Variance %:    Comment: As per the note, original note doc date is XX/XX/XX07; however, tape data reflects with XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 78%   Variance:    Variance %: 0.46%   Comment: As per the appraisal report, original LTV percent is 78.462%; however, tape data reflects with 78.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101011010110   Tape Value: 011110001101111111111111   Variance:    Variance %:    Comment: Payment History string is 1011010101110. However, the tape data reflects 010111010101111111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011010110101   Tape Value: 111111111111101100011110   Variance:    Variance %:    Comment: Payment History String Reversed is 011101011101. However, the tape data reflects 111111111101110101110.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: As per the Application the purpose of refinance is change in rate terms. However tape reflects Cash-out   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: As per the Hud-1, purpose of transaction per hud-1 is refinance; however, tape data reflects with cash out. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The copy of modification agreement is available in the loan file. However, it was not executed by the borrower."
* Lost Note Affidavit (Lvl 3)     "Lost note affidavit dated xx Copy of Note is also available in the file."
* Water/Sewer Taxes (Lvl 3) "As per updated title report dated XX/XX/XX18, there is Water/ Sewer lien in the favor of xx in the amount of xx, which was recorded on XX/XX/XX11."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xxState and the Virginia state requires total 4 disclosures, all are missing from the loan file.
1) Choice of Settlement Agent Disclosure
2) Disclosure of Charges For Appraisal or Valuation
3) Copy of Appraisal or Statement of Appraised Value
4) Affiliated Business Disclosure"
* Title Review shows break in assignment  (Lvl 2)     "The Assignment of Mortgage is needed from xx. The Assignment of Mortgage is needed from Onewest Bank xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40837185	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,257.29	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.125%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.320%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$163,193.07	$22,893.07	4.250%	xx	XX/XX/XX15	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of the assignment has been completed. Currently, the mortgage is withxx
1) There is an active civil judgment against borrower xxfor the amount of xxhe annual county taxes of 2018-2019 have been paid in the amount xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 9 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under cxx. According to the amended plan datedXX/XX/XX18, the debtor shall pay xx for 1 month and xx per month for the period of 59 months. The proof of claim was filed on 7XX/XX18 with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xxx17 as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down.
The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold due to the borrower had filed bankruptcy under chapter xx
Unable to determine the reason for default per collection comments. The review of payment history shows that the borrower has been delinquent for 9 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 1XXX/XX17. The UPB is reflected in the amount of xx till the due date of 1XXX/XX17. The borrower has been making the payments as per the modification agreement
The loan modification agreement was made on 5XX/XX15 between xx. The borrower promises to make a monthly payment of xx with the interest rate of 4.250% beginning from 6XX/XX15 to till maturity date 5XX/XX55. The deferred balance amount is xx and the interest-bearing amount is xxhe New Principal Balance stated in the modification is xx.
The loan modification agreement dated xx was found from the loan file.
The latest property inspection report is not available in the loan file to determine current property condition.
Foreclosure Comments:According to servicing comments, the foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold due to the borrower had filed bankruptcy under chapter xx
Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx According to amended plan datedXX/XX/XX18, the debtor shall pay xx for 1 month and xx per month for the period of 59 months. The proof of claim was filed on 7XX/XX18 with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xxx17 as an unsecured portion out of the amount of claim xxid not see any comments reflecting cram down.

The loan modification agreement was made on 5XX/XX15 between xx The borrower promises to make a monthly payment of xx with the interest rate of 4.250% beginning from 6XX/XX15 to till maturity date 5XX/XX55. The deferred balance amount is xx and the interest-bearing amount is xxhe New Principal Balance stated in the modification is xx.
The loan modification agreement datedXX/XX/XX12 was found from the loan file.	Field: Doc Date of Last Modification Loan Value:xx Tape Value:XX/XX/XX15 |---| 83 (Days) |----| Comment: Doc date of last modification is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 67%   Tape Value: 67%   Variance:    Variance %: 0.44%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 67%   Tape Value: 67%   Variance:    Variance %: 0.44%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110100001000110000000011   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 110000000111000100001011   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: Principal balance stated in mod is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."		* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	411869	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$633.61	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.656%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$100,613.85	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was originated on xx
The chain of assignment is complete. The chain of assignment is complete xx
Active judgments and liens found pending are as follows:
There are two active HOA liens against subject property which is in the total amount of xx, recorded on 9XX/XX16 andXX/XX/xx17 and filed by xx. Annual county taxes for the year of 2018 have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.
Review of the payment history dated fromXX/XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX18, and the next due date is XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.

Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the chapter xx debtor was supposed to pay the trustee the amount of xxx0 for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx. Review of the payment history dated fromXX/XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX18, and the next due date is XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the chapter xx. Under amended xx plan debtor was supposed to pay the trustee the amount of xxx0 for 60 months. The POC was filed on xx the POC amount is xx and total arrearage amount is xx.	The loan was modified with an effective date ofxxand a new principal balance is xx to a step modification and the rate was starting from 2.00% and borrower had given promise to pay P&I in the amount of xxbeginning on 6XX/XX17 with a new maturity date of 5XX/XX57. The rate changes in 3 steps ending at 3.850%.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Loan Program Info Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: 6XX/XX17   Tape Value: 6XX/XX22   Variance: 1826 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX22   Tape Value: 6XX/XX23   Variance: 365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.9%   Variance:    Variance %: -0.88%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 78%   Tape Value: 100%   Variance:    Variance %: -21.58%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 79%   Variance:    Variance %: -0.58%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 100000011011111100110000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444412344 Tape Value: 000011001111110110000001 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow acct disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of Transfer is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99578951	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$906.06	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX14	$142,357.77	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	1XXX/XX Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx. The borrowers have a junior lien originated xx in the amount of xx,000 which was recorded on xx. There are 3 HOA/COA liens in the combined amount of xx. First and second installments of 2018-2019 county taxes are due in the combined amount of xx. No prior year delinquent taxes found pending.	1XXX/XX Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 120 days. The last payment was received on 7XX/XX18 in the amount of xx and that was applied for 0XXX/XX18. As per payment history, the current UPB is not listed. The borrower made the last payments as per note terms.	Collections Comments:1XXX/XX Borrower is in a payment plan through bankruptcy. Foreclosure documentation was sent out in xx. This was prior to the bankruptcy and payment plan completed by the courts.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:1XXX/XX The debtor xx, the debtor shall pay xx each month for 60 month. The POC was filed on xx with POC amount of xx and amount of arrearage of xx.	1XXX/XX The loan was modified with an effective date of xxand a new principal balance is xx to a fixed interest rate of 4.625% and borrower had given promise to pay P&I in the amount of xx beginning on 1XXX/XX14 with a new maturity date of 1XXX/XX54.	Credit Application Right of Rescission	Field: Doc Date of Last Modification Loan Value: xx Tape Value:xx |---| -135 (Days) |----| Comment: 1XXX/XX Per modification in file it is recorded on xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: 1XXX/XX Not in our scope.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 6XX/XX04   Tape Value: 4XX/XX04   Variance: -61 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0150500000006556   Variance:    Variance %:    Comment: 1XXX/XX Not listed on mortgage deed of trust.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.33%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 60%   Variance:    Variance %: 20.00%   Comment: 1XXX/XX Not in our scope.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX04   Variance: 230 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 60%   Variance:    Variance %: 20.00%   Comment: 1XXX/XX Not in our scope.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.48%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.500%   Tape Value: 5.500%   Variance:    Variance %: 1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110100000101101111111111   Variance:    Variance %:    Comment: 1XXX/XX This is our payment history chain.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111101101000001011   Variance:    Variance %:    Comment: 1XXX/XX This is our payment history chain.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: 1XXX/XX Not in our scope.&#xxD;   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value: XXX/XX17   Variance:    Variance %:    Comment: 1XXX/XX Borrower completed a bankruptcy XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:XX/XX/XX17 Variance: Variance %: Comment: 1XXX/XX Borrower completed a bankruptcy XX/XX/XX18.&#xxD; Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA right of rescission test."
* Application Missing (Lvl 2)     "ApplicatiXX/XX03 is missing from the loan file. However values are updtaed from transmittal summary located at("29605183_1210_0396174129.tif")."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the available loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test: FAIL
This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of rescission is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4987823	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$563.44	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	29.699%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx.

The chain of assignment has been completed. The current assignment is from xx

There is a junior mortgage active in the favor of xx.

There is IRS liens active in the favor of xxl
Revenue Services in the total amount of xx.

there is an active DOJ lien against the subject property which was recorded on 1XXX/XX17 with serial xx the amount of xx which was entered on XXXX from the xx.This notice was signed on XXXX. If the payment becomes past due, penalties totaling up to 25% of the principal amount past due may arise. The lien position of subject mortgage has been changed to second due to DOJ lien. However the borrower date of birth and SSN# of the borrower does not mentioned on the document.

There is junior hospital lien active in the favor of xx in the amount of xx recorded onXX/XX/XX18.

2018 County 2nd Installment of taxes have been due in the amount of xx.

2017 County Annual taxes have been paid in the amount of xx.

2018 County 1st Installment of taxes have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 26 months. The last payment received onXX/XX/XX16, the payment applied date was 5XX/XX16 and the next due date for payment is 6XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 26 months. The last payment received onXX/XX/XX16, the payment applied date was 5XX/XX16 and the next due date for payment is 6XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is decreased income. The subject property is occupied by the unknown party. The loan hasn’t modified since origination. The foreclosure was initiated and the file was referred to the attorney onXX/XX/XX. The bidding starts from xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found. There are no damaged found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to the attorney on xx. The bidding starts from xx. However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX18. No further details have been found.
Bankruptcy Comments:	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX18   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: Used client reporting method&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: Used client reporting method   Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: xx Tape Value:xx   Variance: 310 (Days)   Variance %:    Comment: As per servicing comments foreclosure referral date is xx however tape reflectsXX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: xx Variance: 1 (Days) Variance %: Comment: As per servicing comments foreclosure S&C filing date is xx; however tape reflectsxx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the Updated Title dated XX/XX/XX18, there is an active DOJ lien against the subject property which was recorded on xx in the amount of xx which was entered on 10-11-2016 from the xx.This notice was signed on 11-09-2017. If the payment becomes past due, penalties totaling up to 25% of the principal amount past due may arise. The lien position of subject mortgage has been changed to second due to DOJ lien. However the borrower date of birth and SSN# of the borrower does not mentioned on the document."
* Title Review shows lien by DOJ_Department of Justice (Lvl 4)     "As per the Updated Title dated XX/XX/XX18, there is an active DOJ lien against the subject property which was recorded on 1XXX/XX17 with serial xx in the amount of xx which was entered on 10-11-2016 from the United State District Court, xx with court # xx.This notice was signed on 11-09-2017. If the payment becomes past due, penalties totaling up to 25% of the principal amount past due may arise. However the borrower date of birth and SSN# of the borrower does not mentioned on the document."
* Title Review shows major title concern (Lvl 4) "As per the Updated Title dated XX/XX/XX18, there is an active DOJ lien against the subject property which was recorded on 1XXX/XX17 with serialxx in the amount of xx which was entered on 10-11-2016 from the xxwith court xxThis notice was signed on 11-09-2017. If the payment becomes past due, penalties totaling up to 25% of the principal amount past due may arise. However the borrower date of birth and SSN# of the borrower does not mentioned on the document."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Loan Data : xx, Comparison Data: xx, Variance : -xx
This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.079%. The disclosed APR of 4.875% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Loan Data : 4.875%, Comparison data :5.079%, Variance : -0.204%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA APR test."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date isXX/XX/XX03 and note date isXX/XX/XX03. However, the settlement date is different from note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76157461	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.728%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx in the amount of xx
The chain of assignment has been completed. Currently, the assignment is from xx., Its Successors And Assigns To xx .
There are no judgments and liens found against borrower and subject property.
 2018 combined annual taxes are due for1XXX/XX18 in the  amount of xxo delinquent taxes are found.
According to the payment history As-Of 7XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received onXX/XX/XX18 which was applied on XX/XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per original note.	Collections Comments:According to servicing comment datedXX/XX/XX18, currently the loan is in active bankruptcy. According to the payment history As-Of 7XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received onXX/XX/XX18 which was applied on XX/XX/XX17 and the next due date for payment is 9XX/XX17. The P&I is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per original note.
As per the collection comment dated XX/XX/XX16, the borrower reason for default is curtailment of income.
No foreclosure was initiated. The borrower intention is to keep the subject property.
 According to the PACER, the borrower xx had filed for bankruptcy under xx The plan was confirmed on XX/XX /xx17. The POC was filed by the lxx, the POC amount is xx and the arrearage amount is xx. Voluntary petition was filed by the borrower xx on XX/XX/XX17. As per the voluntary petition document schedule D, the amount of claim without deducting value of collateral is xx and the POC claim amount is xx and unsecured portion is xxs per the order confirming chapter xx, Debtor shall pay to the Trustee the sum of xx a monthly. No further information has been found. No information has been found related to cram down.
As per the collection comment datedXX/XX/XX18, the subject property is occupied by unknown party. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: According to the PACER, the borrower Sxx. The POC was filed by the xx, the POC amount is xx and the arrearage amount is xx. Voluntary petition was filed by the borrower xx on XX/XX/XX17. As per thevoluntory petition document schedule D, the amount of claim without deducting value of collateral is xx and the POC claim amount is xx and unsecured portion is xxs per the order confirming chapter xx, Debtor shall pay to the Trustee the sum of xx a monthly. No further information has been found. No information has been found related to cram down.	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX25   Variance:    Variance %:    Comment: No modification was done.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 60%   Tape Value: 61%   Variance:    Variance %: -0.54%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 60%   Tape Value: 61%   Variance:    Variance %: -0.54%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011111011100000000011000   Variance:    Variance %:    Comment: The Payment History String is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000110000000001110111110   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address xx Tape Source: Initial Tape Type:	B		* Payment History is not Complete (Lvl 3) "The payment history is not complete. We require latest 12 months payment history. It is missing fromXX/XX/XX18 to XX/XX/XX18."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27794456	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,664.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.582%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$108,766.44	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx
There is a credit card judgment in the favor of xx in the amount of xx which was recorded onXX/XX/XX15.
There is an IRS lien in the favor of xx in the amount of xx which was recorded onXX/XX/xx07. However, the SSN# of the borrower xx has not been reflected.
There is a state tax lien in the favor of xx in the amount of xx which was recorded onXX/XX/XX95. However, the SSN# of the borrower xx has not been reflected.
The annual taxes of 2018 have been paid in the total amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 21 months and the next due date for the payment is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 1XXX/XX16. The UPB reflected is in the amount of xx till the due date of 1XXX/XX16. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX16. The borrower had filed the bankruptcy under chapter xx with a secured claim amount of xx and an arrearage amount is xx. According to xx plan datedXX/XX/XX17, the debtor shall pay xx per month from XX/XX to XX/XX for the total base plan of xxxx00. The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx. No comment indicating a cram down has been found. The date of the last filing the bankruptcy was xx. The foreclosure was initiated. The complaint was filed on xx The judgment was entered on xx. The sale was scheduled on xx. The borrower had filed the bankruptcy under chapter xx However, the foreclosure was placed on hold. The review of payment history shows that the borrower has been delinquent for 21 months and the next due date for the payment is 1XXX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 1XXX/XX16. The UPB reflected is in the amount of xx till the due date of 1XXX/XX16. The borrower has been making the payments as per the modification agreement. The loan modification agreement was made between the borrower xx. The loan has been modified twice since origination. Previously, the loan was modified in 2012. The comment datedXX/XX/XX17 states that the subject property is owner-occupied. No damage and repairs have been found. The reason for default has not been found.
Foreclosure Comments:The foreclosure was initiated. The complaint was filed onxx. The borrower had filed the bankruptcy under chapter xx. However, the foreclosure was placed on hold.
Bankruptcy Comments:The borrower had filed the bankruptcy under chapter xx. The POC was filed onXX/XX/XX18 with a secured claim amount of xx and an arrearage amount is xx. According to chapter xx, the debtor shall pay xx per month from XX/XX to XX/XX for the total base plan of xxxx00. The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx. No comment indicating a cram down has been found. The date of the last filing the bankruptcy was xx	The loan modification agreement was made between the borrower xxThe modified UPB is xx with an interest rate of 4.625% and P&I of xx. The first payment started from 9XX/XX14 till the maturity date of 8XX/XX54. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified twice since origination. Previously, the loan was modified in 2012.	Credit Application	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -137 (Days) |----| Comment: The loan modification agreement was made between the xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: XXX/XX00   Tape Value: 5XX/XX02   Variance: 851 (Days)   Variance %:    Comment: Per Note in file, 1st payment date is XXX/XX00.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 333   Variance: 27   Variance %: 0.08%   Comment: Per Note in file, maturity term is 360.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.62%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.28%   Comment: The original balance is xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 99%   Variance:    Variance %: -19.00%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX99   Tape Value: 4XX/XX02   Variance: 878 (Days)   Variance %:    Comment: Note date is 1XXX/XX99.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 99%   Variance:    Variance %: -19.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.35%   Comment: Per Note in file P&I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.000%   Tape Value: 7.250%   Variance:    Variance %: 0.75%   Comment: Per Note in file, rate is 8%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110000000000001111011101   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101110111000000000000011   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: Property Address street is xx   Tape Source: Initial   Tape Type:
																																																																																				Field: Property Postal Code Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Per Note, zip code is xx Tape Source: Initial Tape Type:	B		* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx,xx.60. No comment indicating a cram down has been found."	* Application Missing (Lvl 2) "The Final Application is not executed by the borrower." * Application Not Signed by All Borrowers (Lvl 2) "The Final Application is not executed by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66858054	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$894.43	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	37.527%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx

The chain of assignment has been completed. The assignment is from xx

No Active liens and judgments :

2018 Combined annual taxes are paid in 2nd installment with amount of xx
2018 Combined annual taxes are paid in 1st installment with amount of xx

      According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 15 months. The last payment was received onXX/XX/XX18 which was applied on XX/XX/XX17 and the next due date for payment is  XX/XX/XX17. The P&I is in the amount of  xx and PITI is in the amount of  xx. The UPB reflected as per the payment history is in the amount of  xx.The borrower is making  payments as per note.
Collections Comments: The loan is currently in foreclosure. According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 15 months. The last payment was received onXX/XX/XX18 which was applied on XX/XX/XX17 and the next due date for payment is XX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.The borrower is making payments as per note.

According to the PACER, the borrower xx The plan confirmed on XX/XX/XX16 and debtor dismissed on XX/XX/XX18 and the case terminated on XX/XX/XX18. The POC filed on XX/XX/XX16 the POC amount  is xx and arrearage is  xx.As per amended chapter xx  the plan length is 60 months and plan payment is xx per month. There is no unsecured portion on schedule D. There is no comment indicating a cram down.

As per collection comment dated  XX/XX/XX18 the occupancy is occupant is unknown condition and the reason for default is unemployment of decreased of income. As per collection comment  the sale date is set for xx .However the bankruptcy was filed on xx. Hence the sale is postponed  due to bankruptcy filed. However  no damages or repairs are found.

The foreclosure was initiated. The file was referred to an attorney on 6XX/XX16. As per collection comment  the sale date is set for xx.However the bankruptcy was filed on xx. Hence the sale is postponed  due to bankruptcy filed.
Foreclosure Comments: The foreclosure was initiated. The file was referred to an attorney on xx. As per collection comment  the sale date is set for xx.However the bankruptcy was filed on xx. Hence the sale is postponed  due to bankruptcy filed.
Bankruptcy Comments:According to the PACER, the borrower xx.The plan confirmed on XX/XX/XX16 and debtor dismissed on XX/XX/XX18 and the case terminated on XX/XX/XX18. The POC filed on xx.As per amended xx plan the plan length is 60 months and plan payment is xx per month. There is no unsecured portion on schedule D. There is no comment indicating a cram down.
Not Applicable	Hazard Insurance Right of Rescission Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 6XX/XX31   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 59%   Tape Value: 59%   Variance:    Variance %: 0.03%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 59%   Tape Value: 59%   Variance:    Variance %: 0.03%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000111101110100101000   Variance:    Variance %:    Comment: As per payment history string as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000101001111101111000000   Variance:    Variance %:    Comment: As per payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) xx
* Payment History is not Complete (Lvl 3) "The payment history is not complete. We require latest 12 months payment history. It is missing from 5XX/XX18 toXX/XX/XX18 and XX/XX/XX18 to XX/XX/XX18."	* Missing proof of hazard insurance (Lvl 2) "Missing proof of hazard evidence in the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA finance charge test: Loan Data:xx Comparison Data:xx Variance:-xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test and TILA foreclosure rescission finance charge test."
* Right of Rescission missing or unexecuted (Lvl 2)     "The Right of Rescission is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is Missing in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74054389	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,390.09	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	60.673%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$72,162.26	$16,377.19	2.000%	xx	XX/XX/XX14	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx
There is active Water/Sewer lien against xx in the amount of xx which was recorded on different dates in the favor of xx
Combined annual taxes of year 2018 have been paid off in the amount of xx on XX/XX/xx17.
No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 2.000%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement.	Collections Comments:The subject loan is in bankruptcy. Review of the collection comment from XX/XX/XX16 toXX/XX/XX18 states that the Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 2.000%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement.
No comment regarding foreclosure located in comment history.
The borrower had filed bankruptcy under Chapter xx. The debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx.  The borrower does not file Motion for Relief.
According servicing comments datedXX/XX/XX18, Subject property is occupied and in average condition however no need to repair & no damage found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under Chapter xx. The debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. The lender had filed POC on xx with the total amount xx and amount of arrearage is xx. The borrower does not file Motion for Relief.	According to the modification, the loan was modified on xx As per the modified terms, new principal balance is xx. There are 4 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.0000% beginning from 7XX/XX14 2nd step is xx monthly with a modified interest rate 3.0000% beginning from 7XX/XX19, 3rd step is xx monthly with a modified interest rate 4.000% beginning from 7XX/XX20 & 4th step is xx monthly with a modified interest rate 4.250% beginning from 7XX/XX21 , with a maturity date 6XX/XX54. The interest-bearing amount is xx; the deferred balance is xx.There is no principal forgiven amount.	Final Truth in Lending Discl. Credit Application	Field: Doc Date of Last Modification Loan Value: 7XX/XX14 Tape Value: 1XXX/XX14 |---| 156 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX14   Tape Value: 7XX/XX19   Variance: 1826 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX19   Tape Value: 7XX/XX20   Variance: 366 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX20   Tape Value: 7XX/XX21   Variance: 365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.3%   Variance:    Variance %: -0.25%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321044444   Tape Value: 111101011100111110111011   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4443210444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444440123444   Tape Value: 110111011111001110111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444440123444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment:    Tape Source: Initial   Tape Type:
Field: Property City Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The lien position of the subject mortgage changes to other due to review of the updated title report dated XX/XX/XX18, there are three active water/Sewer liens against the subject property in the combined amount of xx in the favor of xx. The subject property is in xx State and there can be a possibility of the foreclosure due to these non-mortgage liens. This can be cured by paying these liens with late charges and penalties."
* Title Review shows major title concern (Lvl 4) "According to the review of the updated title report dated XX/XX/XX18, there are three active water/Sewer liens against the subject property in the combined amount of xx in the favor of xx which were recorded on XX/XX/XX13, XX/XX/XX13 and XX/XX/XX17 respectively. The subject property is in xx State and there can be a possibility of the foreclosure due to these non-mortgage liens. This can be cured by paying these liens with late charges and penalties."	* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D in voluntary petition datedXX/XX/XX18 states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
This loan failed the first lien prohibited fees test.
This loan failed the broker fees test.
This loan failed the origination fee and broker fee test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
TILA APR Test: Loan Data 0.000% Comparison Data 7.686% Variance -7.686%."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per 1003 , the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. Hence, the DTI is calculated as 60.673% which is exceeding 60% DTI limit."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the first lien prohibited fees test.
Prohibited Fees First Lien Test: Loan Data  xx Comparison Data xxx Variance +xx

This loan failed the broker fees test.
Broker Fees Test: Loan Data xx Comparison Data xxx Variance +xx

This loan failed the origination fee and broker fee test.
Origination Fee & Broker Fee Test: FAIL xx xx +xx"
																																																																																								* Application Missing (Lvl 2) "The Final Application is missing from the loan file. The values are updated from Initial Application located at "29732326_1211_0295931451.pdf"."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86908813	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,514.50	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$88,245.40	Not Applicable	4.250%	xx	XX/XX/XX17	Financial Hardship	As per the updated title report dated XX/XX/xx18 the subject mortgage was originated on xx. The chain of assignment has been completed, currently the assignment is with xx.
There are 2 junior mortgages, 2 state tax liens , 2 civil judgments and 3 UCC liens against the borrower.
The 2 state tax liens are in the favor of xx in the amount of xx and the second was recorded on XX/XX/XX16 in the amount of xx.
The first civil judgment was recorded on XX/XX/XX03 in the amount of xx in the favor of Dale Radley.The second was recorded on XX/XX/XX03 in the amount of xx in the favor of xx.
The 3 UCC liens are in the favor of xx,the second was recorded on XX/XX/XX18 and the last was recorded on XX/XX/XX18 ,however the amount is unavailable.
The first junior mortgage was originate and recorded on XX/XX/XX17 in the favor of xxthe amount is not available. The second mortgage was originate and recorded on XX/XX/XX18  in the favor of xx the amount is not available.
The 2017 combined annual taxes are paid in the amount of xx, with no prior delinquency .
According to the payment history as of datedXX/XX/XX18 , the borrower is delinquent for 13 months. The last payment was received on 9XX/XX17 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.2505. The next due date is 7XX/XX17.The UPB is reflected in the payment history is in the amount of xx.The borrower has made last payment as per the modification made on xx
Collections Comments:xxhad filed bankruptcy under chapter-xx. The POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx.
As per the chapterxxand the debtor suppose to pay to the U.S. trustee in the amount of xx for 36 months.
Motion for relief from stay was filed on XX/XX/XX16.
Voluntary petition was filed onXX/XX/XX15 does not shows any unsecured portion.
Latest status of FC was on hold due to active bankruptcy.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is vacant and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under chapter-1xxand the plan was confirmed on XX/XX/XX15. The POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx.
As per the xx plan was filed on xx and the debtor suppose to pay to the U.S. trustee in the amount of xx for 36 months.
Motion for relief from stay was filed on XX/XX/XX16.
Voluntary petition was filed onXX/XX/XX15 does not shows any unsecured portion.
Latest status of FC was on hold due to active bankruptcy.
The modification agreement was made between the lender xx
The new UPB as per the modification is xx. The first due date of payment is 6XX/XX17 and the maturity date is 5XX/XX57. The new P&I is in the amount of xx with the interest rate of 4.250%. The modification does not contain balloon payments.
Initial Escrow Acct Disclosure Credit Application Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:xx Tape Valuexx|---| 85 (Days) |----| Comment: As per the modification doc the doc date of last modification is xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xxx5   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.04%   Comment: As per the appraisal the original CLTV is 73.8625 , tape reflects as 74.00%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.04%   Comment: As per appraisal the LTV is 73.9625 however tape reflects as 74.00%. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111101010100010000000000   Variance:    Variance %:    Comment: As per the latest PH the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000010001010111111   Variance:    Variance %:    Comment: As per the latest PH the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Property is vacant (Lvl 3) "As per the servicing comments datedXX/XX/XX18 the subject property is found to be vacant."
* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not signed by the borrower."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing form the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
1. Waiver of Borrowers Right sand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report dated XX/XX/XX18 there are 2 state tax liens against the borrower in the favor of Georgia Department of Revenue . The first was recorded on XX/XX/XX10 in the amount of xx and the second was recorded on XX/XX/XX16 in the amount of xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61251231	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,635.87	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Commitment	Not Applicable	Not Applicable	Out of Scope	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx.
The chain of the assignment has been completed currently. The mortgage is with xx.
There is no outstanding liens/judgments against borrower/property.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX08 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX14. The next due date isXX/XX/XX14. Current interest rate as per payment history is 8.750%.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 50 month behind his scheduled payments.
Collections Comments:xx had filed bankruptcy under Chapterxx
POC was filed onXX/XX/XX16 with the secured claim amount of xx and the arrearage of xx
As per the chapter xx debtor (borrower) will pay to the xx the sum of variable for 60 months.
Voluntary petition was filed on 8XX/XX15 does not show any unsecured portion .
Latest status of FC was on hold due to active bankruptcy.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx
Comment shows that the complaint was filed on xx.
Currently foreclosure process was put on hold due to active bankruptcy  efforts .
No further information is available to understand the current status of foreclosure process.

Foreclosure Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx.
Comment shows that the complaint was filed on xx.
Currently foreclosure process was put on hold due to active bankruptcy  efforts .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx and the plan was confirmed onXX/XX/XX16.
POC was filed onXX/XX/XX16 with the secured claim amount of xx and the arrearage of xx
As per the chapterxx debtor (borrower) will pay to the xxthe sum of variable for 60 months.
Voluntary petition was filed on 8XX/XX15 does not show any unsecured portion .
Latest status of FC was on hold due to active bankruptcy.
Not Applicable	Credit Application Title Policy Affiliated Business Disclosure Final Truth in Lending Discl.	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0350400173649696   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX37   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xxX   Tape Value: xxX   Variance: xx   Variance %: 0.01%   Comment: NA   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 44%   Tape Value: 45%   Variance:    Variance %: -0.64%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 44%   Tape Value: 45%   Variance:    Variance %: -0.64%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110101111111011110011111   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111110011010111111101011   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: NA Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file; however Title Commitment is available in the file, values are updated as per the Title Commitment."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test : Charged 0.000%  Allowed 8.958% Over By -8.958.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 8.958%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test : Charged 0.000%  Allowed 8.958% Over By -8.958."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1897820	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$551.79	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx
The chain of assignment has been completed.
No damages or repairs have been found.
There are two state tax lien due in the total amount of xx in favor of xx
The 2018 county annual taxes are due in the amount of xx due on 1XXX/XX18.
Current year taxes are due in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is XXX/XX18The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making payments as per the Note agreement.

Collections Comments:According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 7 months. The last payment was received onXX/XX/XX18, the payment applied date was 1XXX/XX17 and the next due date for payment is XXX/XX18The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making payments as per the Note agreement.
 According to the PACER, the borrower had filed for bankruptcy under chapter-xx. The POC was filed on xx the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee the sum of xx per month for 60 months. Total of plan payments: xx. Order was confirmed on XX/XX/XX14. There is no comment indicating a cram down.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under chapter-xx. The POC was filed on xx the POC amount is xx and the arrearage amount is xx. The debtor shall pay the trustee the sum of xx per month for 60 months. Total of plan payments: xx. Order was confirmed on XX/XX/XX14. There is no comment indicating a cram down.	Not Applicable	Credit Application	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 4XX/XX29 |---| |----| Comment: Note maurity date is 4XX/XX29. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444443321111   Tape Value: 111111011111011010110110   Variance:    Variance %:    Comment: Payment history string is 444443321111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111123344444   Tape Value: 011011010010111110111111   Variance:    Variance %:    Comment: Payment history string reversed is 111123344444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street as per the note is xx Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "Application Fee Test: FAIL Loan Data xx Comparison Data xx Variance +xx
This loan failed the application fee test."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the application fee test."
* State Tax Judgment (Lvl 2)     "There are two state tax lien due in the total amount of xx in favor of xx"
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38758998	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,260.37	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Secondary	Yes	Yes	No	77.358%	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx
The subject mortgage was subordinated to a Senior mortgage in the favor of xx in the amount of xx The subordination agreement was recorded onXX/XX/xx13.
No active judgment and liens have been found.
The annual taxes of 2018 have been paid in the total amount xx. No delinquent taxes has been found for the prior year.

The review of payment history shows that the borrower has been delinquent for 6 months and the next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB reflected is in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the Note terms.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is XXX/XX18. The borrower had filed the bankruptcy under chapter-xx and the plan was confirmed on XX/XX/XX17. The POC was filed by xx, in the secured claim amount of xx and an arrearage in the amount of xx. According to the order confirmed xx plan dated XX/XX/XX17, the debtor shall pay to trustee xx for 60 months. The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx. No comment indicating a cram down has been found. The date of the last filing the bankruptcy was 9XX/XX18. The foreclosure was initiated and the file was referred to an attorney on 7XX/XX16. The borrower had filed the bankruptcy under chapter-xx. However, the foreclosure was placed on hold. The review of payment history shows that the borrower has been delinquent for 6 months and the next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB reflected is in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the Note terms. The reason for default has not been found. No damage and repairs have been found. The loan has not been modified since origination.
Foreclosure Comments:The loan was referred to foreclosure XX/XX/XX16. Borrower had filed bankruptcy under chapter-xxon XX/XX/XX16 and the plan was confirmed on XX/XX/XX17. The foreclosure was placed on hold due to bankruptcy. No further details.
Bankruptcy Comments:The borrower had filed the bankruptcy under chapter-xx and the plan was confirmed on XX/XX/XX17. The POC was filed by xx in the secured claim amount of xx and an arrearage in the amount of xx. According to the order confirmed xx plan dated XX/XX/XX17, the debtor shall pay to trustee xx for 60 months. The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx. No comment indicating a cram down has been found. The date of the last filing the bankruptcy was 9XX/XX18.	Not Applicable	Origination Appraisal	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX43 |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 120%   Tape Value: 121%   Variance:    Variance %: -0.81%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 102%   Variance:    Variance %: -2.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001111111111111111111111   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111111111111111100   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD1 is not signed by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 3) "The Schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx,xx.00. No comment indicating a cram down has been found."	* DTI > 60% (Lvl 2) "As per 1003 dated XXX/XX13, the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. Hence, the DTI is calculated as 77.358% which is exceeding 60% DTI limit."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "An appraisal report is missing from the loan file and the loan amount xx has been considered as appraised value. Hence, the LTV/CLTV exceeds 100%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator shows as moderate due to TILA finance charge test, Pennsylvania license validation test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test.
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
																																																																																								The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."		Moderate	Not Covered	Fail	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	290787	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,145.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.438%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of the assignment has been completed. Currently, the mortgage is with xx
1) There is a junior mortgage in the favor of xx for the amount of xx) There is an active state tax lien against borrower xx for the amount of xx.
The first and second installment county taxes of 2017 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 6 months and next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB is reflected in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the Note terms.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under chapter xx According to the order confirming chapter xx datedXX/XX/XX16 the debtor shall pay xx per month for the period of 36 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xx.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 6 months and next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date XXX/XX18. The UPB is reflected in the amount of xx till the due date of XXX/XX18. The borrower has been making the payments as per the Note terms.
The latest property inspection report is not available in the loan file to determine current property condition. No damage and repairs are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx and the plan was confirmed onXX/XX/XX16. According to order confirming chapter xx plan datedXX/XX/XX16 the debtor shall pay xx per month for the period of 36 months. The proof of claim was filed on xx with the claim amount of xx and the amount of arrearage is xx.
Not Applicable	Origination Appraisal Notice of Servicing Transfer Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX44   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 77%   Tape Value: 94%   Variance:    Variance %: -17.00%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011101011001011111111111   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111010100110111110   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: Not Applicable Tape Value:XX/XX/XX16 Variance: Variance %: Comment: N/A Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 6XX/XX15 toXX/XX/XX18. However, latest 24 months comment history is required. The comment history is missing from 8XX/XX18 toXX/XX/XX18."	* Initial Good Faith Estimate is Missing (Lvl 2) "Initial GFE is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Homeownership Counselling Disclosure is missing. (Lvl 2)     "Homeownership counseling disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "There is an active state tax lien against borrower xx n which was recorded onXX/XX/XX18 for the amount of xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5400662	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,446.96	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.782%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$386,322.90	$40,844.09	4.500%	xx	XX/XX/XX15	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx
The chain of assignment is complete as the subject mortgage is currently with xx
There is  DOJ Lien xx against the borrower found open in the amount of xx favor of xx which was recorded on XX/XX/xx18. However, borrower SSN, Date of birth and property address is not match/ not provided.
As per updated title report, there are four state tax lien judgment against the borrower found open in the total amount of xx as below. :-
1) State tax lien judgment against the borrower in the amount of xx favor of xx
2) State tax lien judgment against the borrower in the amount of xx favor of xx
3) State tax lien judgment against the borrower in the amount of xx favor of xx
4) State tax lien judgment against the borrower in the amount of xx favor of xx
There are three civil judgment against the borrower found open in the total amount  of 2995.00 as below. :-
1) Civil judgment against the borrower in the amount of xx favor of xx.
2) Civil judgment against the borrower  favor of xx . However, amount of judgment unable to confirmed.
3) Civil judgment against the borrower  favor of xx which was recorded onXX/XX/XX18. However, amount of judgment unable to confirmed.
As per updated title report, county taxes for the year of 2018-2019, 1st installment was paid in the amount of xx and 2nd installment is due on XX/XX/xx18 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 7XX/XX18 in the amount xx which was applied to 7XX/XX17. The next due date is 8XX/XX17. The payment was received as per modification agreement. Payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under Chapter xx. According to chapter xx debtor shall pay to the trustee in the amount of xx per month for the 60 months. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down.
The foreclosure was initiated by referring it to attorney on xx FC process currently was put on hold. No further details are available.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 7XX/XX18 in the amount xx which was applied to 7XX/XX17. The next due date is 8XX/XX17. The payment was received as per modification agreement.  Payment history does not shows current UPB. Hence, UPB is taken from the tape data in the amount  of xx.
The reason for default is excessive obligations.
According to servicing comment datedXX/XX/XX18, subject property is occupied by unknown. According to servicing comment dated XX/XX/XX16, subject property is damage. There is need to repair plumbing/ sewage the property. The latest servicing comment dated XX/XX/XX17 shows borrower had replace pipes and draining. The estimated cost of repair unable to confirmed from the servicing comment. The latest servicing comment does not show that repair is completed or not.

Foreclosure Comments:The foreclosure was initiated by referring it to attorney on xx. Due to filing of bankruptcy by borrower on xx process currently was put on hold. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under Chapter xx and plan was confirmed on 4XX/XX18. According to chapter xx debtor shall pay to the trustee in the amount of xx per month for the 60 months. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down.	This loan modification was done on xx The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 4.500 % and Monthly P&I is xx. The modification payment start date is XXX/XX15 and new maturity date is XXX/XX55.	Missing Dicsloures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| -123 (Days) |----| Comment: The Document Date of the Last Modification is xx&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101111011110000010111001   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100111010000011110111101   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.12%   Comment: Principal Balance as per Mod is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: NA&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down."
* Title issue (Lvl 3) "According to prior deed from the loan origination datedXX/XX/XX00 which was recorded on xx, subject property is vesting in the name of xx. However, final title policy at the time of loan origination is vesting in the name o fxx	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the prepayment term test.
According to note there is prepayment term for the 36 months is initiated  which is compared with 0months and variance is 36 months.
The loan has a prepayment term that does not conform to the requirements for the lenders license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the prepayment term test."
* Missing Required Disclosures (Lvl 2)     "List of service providers Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per updated title report, there are four state tax lien judgment against the borrower found open in the total amount of xx as below. :-
1)State tax lien judgment against the borrower in the amount of xx favor of State of Maryland which was recorded onXX/XX/XX11.
2)State tax lien judgment against the borrower in the amount of xx favor of State of Maryland which was recorded on XX/XX/XX11.
3)State tax lien judgment against the borrower in the amount of xx favor of State of Maryland which was recorded onXX/XX/XX14.
4)State tax lien judgment against the borrower in the amount of xx favor of State of Maryland which was recorded onXX/XX/XX15."
* Property Damage (Lvl 2)     "According to servicing comment dated XX/XX/XX16, subject property is damage. There is need to repair plumbing/ sewage the property. The latest servicing comment dated XX/XX/XX17 shows borrower had replace pipes and draining. The estimated cost of repair unable to confirmed from the servicing comment. The latest servicing comment does not show that repair is completed or not."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to updated title report dated XX/XX/XX18, there is one IRS lien pending against the borrower xx in the amount of xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33178555	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Hampshire	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,511.31	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.888%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX11	$178,132.00	Not Applicable	5.888%	xx	XX/XX/XX12	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx. Chain of assignment is complete as current assignee is xx. Judgment recorded on XX/XX/xx13 in the amount of xx held by xx Judgment recorded onXX/XX/XX14 in the amount of xx held by xx. Taxes are due in the amount of xx on XXX/XX18.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 42 months. The next due date for the payment is XXX/XX15. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX15 was received on XXX/XX17 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Collections Comments: The loan is currently in active bankruptcy and the next due for the payment is XXX/XX15. The last payment was received on XXX/XX17 in the amount of xx which was applied to XXX/XX15. The current UPB is reflected in the amount of xx. The reason for default is excessive obligation. The loan has been modified once since origination: Modification datedXX/XX/XX12 - principal balance: xx - interest rate: 5.888% - P&I: xx - first due:XX/XX/XX12 - maturity date: XXX/XX52 - no deferred balance or principal reduction. Foreclosure complaint has been filed but the file was placed on hold when the borrower filed chapter xx Borrower is delinquent on bankruptcy payments and motion for relief from stay has been filed. Pending confirmation of relief to proceed with foreclosure. Recommend foreclosure due to serious delinquency and borrower’s inability to maintain the payments.
Foreclosure Comments:Foreclosure complaint has been filed but borrower filed bankruptcy to stop preceedings.  Pending motion of relief from stay to proceed with foreclosure sale.
Bankruptcy Comments:Bankruptcy Comments: Borrower had filed bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX17. POC was filed by Federal National Mortgage Association on XXX/XX17, in the secured claim amount xx and an arrearage in the amount of xx. Motion for relief from stay filed by Fannie Mae onXX/XX/XX18 due to not receiving post-petition payments from the debtor. Pending order confirming relief from stay to proceed.	Loan Modification agreement was made between borrower xx
The borrower promise to pay the unpaid principal balance of xx with interest rate of 5.888% with P&I of xx with fixed amortized type and it was beginning from first payment date on XXX/XX12 and ends with the maturity date of XXX/XX52.
Origination Appraisal
Title Evidence
Affiliated Business Disclosure
Final Truth in Lending Discl.
Credit Application
Right of Rescission
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx|---| 117 (Days) |----| Comment: mod dated xx Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: na   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000010000000000000000   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000010000000   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file along with title commitment and preliminary title report."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator shows moderate due to TILA APR Test failed."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicer providers document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 5.961%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there is an state tax lien against the borrower (xx) in favor ofxx in the amount of xx and it was recorded on XX/XX/XX13."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of New Hampshire. Following state disclosures is missing from the loan file.
																																																																																								Deleted because compliance with Reg Z will satisfy obligation"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40593934	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$754.06	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.920%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	77.562%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed as the current assignment is with xx No prior year delinquent taxes have been found.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 7 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX18. The current P&I xx is and rate of interest is 4.492%. The current unpaid principal balance is in the amount of xx	Collections Comments:The loan is in active bankruptcy. The Borrower filed bankruptcy chapter xx. The plan was confirmed on XX/XX/XX17. POC was filed by xx in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx. The unsecured portion is xx. According to the chapter xx, the debtor shall pay to trustee xx per month for 60 months.
There is no comment indicating foreclosure activity.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 7 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX18. The current P&I xx is and rate of interest is 4.492%. The current unpaid principal balance is in the amount of xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower filed bankruptcy chapter xx. The plan was confirmed on XX/XX/XX17. POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx. The unsecured portion is xx. According to the xx plan filed on XX/XX/XX16, the debtor shall pay to trustee xx per month for 60 months.	Not Applicable	Good Faith Estimate Mortgage Insurance	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value:xx |---| |----| Comment: The loan has not been modified since origination. Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 83%   Tape Value: 84%   Variance:    Variance %: -0.72%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 83%   Tape Value: 84%   Variance:    Variance %: -0.72%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101101001111100111111111   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111111101111100111101   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated XX/XX/XX16 shows amount of claim without deducting value of collateral is xx and value of collateral that support this claim is xx. The unsecured portion is xx. There is no comment indicating cram down."
* MI, FHA or MIC missing and required (Lvl 3) "MI certificate is missing from the loan file."	* Initial Truth in Lending Disclosure is Missing (Lvl 2) "Initial TIL is missing from the loan file."
* DTI > 60% (Lvl 2)     "The monthly income of the borrower is xx and monthly expenses are xx, hence the DTI ratio is 77.118%."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67673494	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,405.54	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.234%	First	Title Search	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was xx
The chain of assignment is complete. The chain of assignment is complete xx
Active judgments and liens found pending are as follows:
There is active civil judgment lien against subject property which is in the amount of xx, recorded on XX/XX/XX08 and filed by xx
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from 1XXX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX16, and the next due date is 4XX/XX16. Current UPB reflects in the provided tape data is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the chapter xx and the plan was confirmed onXX/XX/XX18. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx the POC amount is xx and total arrearage amount is xx. Review of the payment history dated from 1XXX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX16, and the next due date is 4XX/XX16. Current UPB reflects in the provided tape data is in the amount of xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the chapter xx and the plan was confirmed onXX/XX/XX18. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx, the POC amount is xx and total arrearage amount is xx.	Not Applicable	Right of Rescission Origination Appraisal HUD-1 Closing Statement	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX10   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX33   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000001   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000000000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: Not Applicable   Tape Value:xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The available payment history is from 1XXX/XX15 toXX/XX/XX18, as we required latest 12 months payment history. The payment history is missing form 8XX/XX18 toXX/XX/XX18."
																																																																																							* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final copy of HUD-1 is missing in the loan file.The points & fees are updated as per the itemization located at xx	* Right of Rescission missing or unexecuted (Lvl 2) "Right of Rescission is missing from the loan file." * Missing Appraisal (Lvl 2) "Appraisal Report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43382508	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,966.08	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$97,291.44	Not Applicable	xx	Not Applicable	xx	1.375%	xx	xx	xx	xx	$XXXX	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	35.764%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx The chain of the assignment has been completed. xx No active liens or judgment found. All taxes have been paid. No prior years delinquent taxes have been found.	The payment history as ofXX/XX/XX18 shows that the borrower is delinquent with the loan for 11 months and the next due date for the payment is 9XX/XX17. The last payment was received on 8XX/XX17 in the amount of xx which was applied to 8XX/XX17. The UPB is in the amount of xx.	Collections Comments:property is vacant: SINGLE FAMILY VACANT SECURE 2 -STORY COLONIAL GARAGE: ATTACHED EXTERIOR CONDITION: GOOD LAWN TYPE: GRASS ELECTRIC ON GAS OFF WATER ON NOT SECURE UPON ARRIVAL INTERIOR CONDITION: FAIR RESULTS OF WORK: YARD MAINTENANCE GRASS CUT property is not occupied there has not been no contact with the borrowerXX/XX/XX18 TOXX/XX/XX18 KEY CODE: A-389 LOCK BOX CODE: 0618 PROPERTY CONDITION: SINGLE FAMILY VACANT SECURE 1 -STORY COLONIAL GARAGE: NONE EXTERIOR CONDITION: FAIR ADDITIONAL STRUCTURES: BARN LAWN TYPE: GRASS ELECTRIC STATUS UNKNOWN GAS STATUS UNKNOWN WATER STATUS UNKNOWN SECURE UPON ARRIVAL INTERIOR CONDITION: POOR HAS ATTIC HAS BASEMENT DAMAGES EXIST TOTAL ESTIMATE OF DAMAGES: xx DAMAGED BEYOND REPAIR DAMAGE COMMENTS: MOLDÇXX/XX/XX18 23:19:14Ç911Ç0ÇXX/XX/XX18 23:23:58.177000Ç2018-08-30Ç0
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower filed bankruptcy under chapter xx. The POC was filed by the creditor. As per order confirming debtors xx plan of Reorganization which was filed on xx The borrower will pay the full value amount as a re-amortized first mortgage together with interest at the rate of 4.625% in equal monthly installment over a period of 360 months. The servicing comment datedXX/XX/XX16 also reflects that xx plan has been confirmed with cram down.	Not Applicable	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX43   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110010110000001000001000   Variance:    Variance %:    Comment: Payment history string revesrsed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000100000000000011000011 Variance: Variance %: Comment: Payment history string revesrsed is 444444444444. Tape Source: Initial Tape Type:	B	* Property value crammed down (Lvl 4) "The borrower filed bankruptcy under chapter xx. The POC was filed by the creditor. As per order confirming debtors xx plan of Reorganization which was filed on xx. The borrower will pay the full value amount as a re-amortized first mortgage together with interest at the rate of 4.625% in equal monthly installment over a period of 360 months. The servicing comment datedXX/XX/XX16 also reflects that xx plan has been confirmed with cram down."												Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$10,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67338702	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$5,075.55	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	Not Applicable	51.978%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$411,726.65	$56,846.70	2.000%	xx	XX/XX/XX13	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was xx. Subject Mortgage is xx. As there is xx. The Combined annual taxes have been paid off in the amount of xx on XX/XX/xx17. 2018 Taxes is due. There is No prior years delinquent taxes have been found pending.	The Payment History datedXX/XX/XX18 shows that the borrower is delinquent for 5 Months and next payment due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date on XXX/XX18. The current UPB is in the amount of xx. Borrower is not making payments according to the Modification Plan. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB as per tape data.

Collections Comments:The Payment History datedXX/XX/XX18 shows that the borrower is delinquent for 5 Months and next payment due date is XXX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date on XXX/XX18. The current UPB is in the amount of xx. Borrower is not making payments according to the Modification Plan. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB as per tape data.

According to review of the servicing comment the foreclosure was initiated; the foreclosure was on hold due to the xx. The plans were confirmed on XX/XX/XX15. The POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage is xx.As per xx amended plan xx ; the debtor shall pay to the trustee the sum of xxxx for 4 months, then increase to xxx0 for 54 months, this plan is estimated to be for 60 months. The Debtor has failed XX/XX/XX motion to dismiss for failure to maintain timely plan payments. There is no more information abort at for foreclosure sale date and reason for default Unemployment.
Loan Modified For Step Mod The loan was modified with an effective date of xx, The First step modification rate was starting from 2.000% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX13 for 60 months. The second step modification rate was starting from 3.000% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX18 for 12 months. The last step modification rate was starting from 3.375% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX19 for 408 months.

The borrowerxx had filed bankruptcy under xx with the case #xx on XX/XX/XX15. The plans were confirmed on XX/XX/XX15. The POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage is xx.As per xx amended plan dated XX/XX/XX; the debtor shall pay to the trustee the sum of xxxx for 4 months, then increase to xxx0 for 54 months, this plan is estimated to be for 60 months. The Debtor has failed XX/XX/XX motion to dismiss for failure to maintain timely plan payments. The scheduled-D filed XX/XX/XX15 claim amount for the creditor xx. (Subject Mortgage) is xx; allowed claim is xxand unsecured amounts xx.

According to updated title report dated XX/XX/XX18, the subject mortgage was originated onXX/XX/XX07 with 331,900.00, Inc which was recorded on 8XX/XX07. The chain of assignment has been completed. Currently, the mortgage assignment is with Federal National Association. Subject Mortgage is on other lien position. As there is two senior HOA Foreclosure lien on the subject property. The first one in the amount of xx in favor of  xx  which was recorded on XX/XX/XX14 and Second in the amount of xx in favor ofxx  which was recorded on 8XX/XX09. The Combined annual taxes have been paid off in the amount of xx  on XX/XX/XX17. 2018 Taxes is due. There is No prior years delinquent taxes have been found pending.

Foreclosure Comments:According to review of the servicing comment the foreclosure was initiated; the foreclosure was on hold due to the borrowerxxx had filed bankruptcy under xx with the case # xx on XX/XX/XX15. The plans were confirmed on XX/XX/XX15. The POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage is xx.As per xx amended plan dated XX/XX/XX; the debtor shall pay to the trustee the sum of xxxx for 4 months, then increase to xxx0 for 54 months, this plan is estimated to be for 60 months. The Debtor has failed XX/XX/XX motion to dismiss for failure to maintain timely plan payments. There is no more information abort at for foreclosure sale date and reason for default Unemployment.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case # xx on XX/XX/XX15. The plans were confirmed on XX/XX/XX15. The POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage is xx.As per xx amended plan dated XX/XX/XX; the debtor shall pay to the trustee the sum of xxxx for 4 months, then increase to xxx0 for 54 months, this plan is estimated to be for 60 months. The Debtor has failed XX/XX/XX motion to dismiss for failure to maintain timely plan payments. The scheduled-D filed XX/XX/XX15 claim amount for the creditorxx (Subject Mortgage) is xx; allowed claim is xxand unsecured amounts xx	Loan Modified For Step Mod The loan was modified with an effective date ofXX/XX/XX13 xx The First step modification rate was starting from 2.000% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX13 for 60 months. The second step modification rate was starting from 3.000% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX18 for 12 months. The last step modification rate was starting from 3.375% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX19 for 408 months.	Initial Escrow Acct Disclosure Flood Certificate Affiliated Business Disclosure Notice of Servicing Transfer Mortgage Insurance	Field: Mod Step 1 Date Loan Value: XXX/XX13 Tape Value: XXX/XX18 |---| 1826 (Days) |----| Comment: Difference between shows the tape data and audit value in the loan file. Tape Source: Initial Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Difference between shows the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX18   Tape Value: XXX/XX19   Variance: 365 (Days)   Variance %:    Comment: Difference between shows the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.4%   Variance:    Variance %: -0.38%   Comment: Difference between shows the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx
Field: Original CLTV Ratio Percent   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: -0.01%   Cxx
Field: Original Standard LTV (OLTV)   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: -0.01%   Comment: xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000100001000001000010000   Variance:    Variance %:    Comment: As per tape data Payment History string is 000010000000000100001000. However according to collection comment it is 444444444444&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000010000000000100001000   Variance:    Variance %:    Comment: As per tape data Payment History string reversed is 000010000000000100001000. However according to collection comment it is 444444444444&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod xx	B	* Title Review shows major title concern (Lvl 3) "Subject Mortgage is on xx."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "Subject Mortgage is on other lien position. As there is txx."
* Loan has been determined to have an unsecured debt (Lvl 3) "The scheduled-D filed xx	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Account disclosure is missing from the loan file."
* Missing flood cert (Lvl 2)     "Flood Certificate is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is different from note date."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39238096	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,260.82	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.141%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx
The chain of assignment is completed as the subject mortgage assignee xx
1. There are multiple sxx
2. There are multiple xx
3. There are multiple xx
The 2017 annual taxes are paid off in the amount of xx.
No delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX16 to till date. The delinquency has been done for more than 22 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX16.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 4.875% and P&I xx.
Collections Comments:As per servicing comments, the loan is in bankruptcy. The reason for default is unemployment/decreased income. The current occupancy of borrower is owner occupied.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX16 to till date. The delinquency has been done for more than 22 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX16.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 4.875% and P&I xx.

..xx. Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral xxtherefore; the unsecured portion is xxhe POC xx

Foreclosure Comments:The foreclosure was initiated ad referred to attorney on 1XXX/XX17. No further details have been found.
Bankruptcy Comments:Bxx therefore; the unsecured portion is xxhe POC xx however, it was not yet filed. Plan was not confirmed and BK case xx
Not Applicable	Missing POC Affiliated Business Disclosure Missing Required State Disclosures	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 4XX/XX39 |---| |----| Comment: There is no modification. Tape Source: Initial Tape Type:
Field: Original Appraised Value   xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100000000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000001   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* POC Deadline is coming soon (Lvl 3) "xx; the unsecured portion is xxhe POC xx
* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX16 to XX/XX/XX18. However, we required complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* State Tax Judgment (Lvl 2)     "Review of updated title repot dated on XX/XX/XX18 shows that xx
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx; however, required state disclosure 'Choice of Insurance Disclosure' is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32817332	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,892.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.368%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$265,554.40	Not Applicable	4.250%	xx	XX/XX/XX15	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 xx
The chain of the assignment is complete. The latest assignment xx
There are no active judgments or liens found.
The 2018 year's County 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2018 year's County 2nd Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx18.
The 2017 year's County Annual taxes will be due in the amount of
xx, for the due date XX/XX/xx17.
The 2017 year's County Annual taxes will be due in the amount of
xx, for the due date XX/XX/xx16.
No prior year delinquent taxes are found.

According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 18 months. The next payment due date is for XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 4.250%, which was applied for 1XXX/XX17.
The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is  xx.
The borrower is making payment as per modification, which was made on 04XX/XX15.
The loan has been modified once since origination.
Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 4.250%, which was applied for 1XXX/XX17.
The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is  xx.
The borrower is making payment as per modification, which was made on 04XX/XX15.
The loan has been modified once since origination.
As per the review of servicing comments onXX/XX/XX16, the reason for default is Illness of Family Member. But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the review of servicing comments on 6XX/XX17, the foreclosure was xx
The foreclosure was put on hold due toxx
As per the review of servicing comments on 5XX/XX17, the property is occupied by the owner.
Foreclosure Comments:As per the review of servicing comments on 6XX/XX17, the foreclosure was xx
The foreclosure was put on hold due to thexx

Bankruptcy Comments:The borrowers xx
According to the order confirmed xx plan, the debtor shall pay to trustee xx monthly for 36 months.
The lender bxx and an arrearage in the amount of xx
The borrower had filed motion for relief onxx
This modification agreement was done between the xx
The reason for modification is a financial hardship.
There is no principal forgiven amount and deferred balance in this modification.
As per the modified terms, the new principal balance is xx
The first Payment had begun on 4XX/XX15 and borrower promises to pay xx monthly with a modified interest rate of 4.250% with a maturity date will be XXX/XX55.
Notice of Servicing Transfer Final Truth in Lending Discl. Origination Appraisal Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: 4XX/XX15 Tape Value: XX/XX/XX14 |---| -134 (Days) |----| Comment: As per the loan modification document the date of xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101101011000011010101111   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101010010000110111101   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: xx	B	* Title issue (Lvl 3) "As per the short form title insurance policy, the name of insured xx.; however, the "Successor and/or Assignee" clause is missing."	* Missing Required Disclosures (Lvl 2) "Liost of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the given loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing in the given loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The ComplinceEase risk  indicator is "Moderate" due to
TILA APR Test:"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This Loan is failed for
TILA APR Test:
The Loan data is 0.000% 6.482% - The comparison data is 6.482% and the variance is -6.482%"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71856686	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,559.64	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.667%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$276,118.72	Not Applicable	4.375%	xx	XX/XX/XX15	Financial Hardship	Updated title report as of XX/XX/xx shows subject mortgage was originated onxx. No active judgments or liens found. The 2018 combined first, second, third and fourth installments taxes have been paid.
The 2018 combined fourth installment taxes have been due in the amount of xx which was due for XX/XX/xx18; however, no prior delinquent taxes have been found.
The Payment History dated as ofXX/XX/XX reveals that the borrower has been delinquent from 8XX/XX to date. The delinquency reflects for 14 months. The last payment was received onXX/XX/XX in the amount of xx and it was applied for the due date7XX/XX. The current P&I is xx and rate of interest is 4%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower however does not match current documentation of xx. Missing two months payment history (Sept & Oct 2018).	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is 8XX/XX17. As per collection comments, the reason for default is unable to determine.
The loan was modified twice since origination; however, it was effectively modified on XXX/XX15. As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.375 % and P&I of xx. The payments were started from XXX/XX15 and the maturity date will be XXX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at xx
As per review, the foreclosure was initiated and the file was referred to an attorney xx
As per PACER records, the borrower had filed bankruptcy under xx, the debtor shall pay to trustee xx monthly for 60 months.
As per collection comments, the property occupied by the unknown and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney on xx
Bankruptcy Comments:As per PACER records, the borrower had filed bankruptcy under xxx. According to the order confirmed xx plan dated xx, the debtor shall pay to trustee xx monthly for 60 months.	This modification agreement was made on xx
As per modified terms the borrower promises to pay the UPB of xx. The payments were started from XXX/XX15 and the maturity date will be XXX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at xx	Affiliated Business Disclosure Missing Required State Disclosures Final Truth in Lending Discl. Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value: 1XXX/XX14 |---| -118 (Days) |----| Comment: The Modification reflects the xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 111111010100000001000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 000000100000001010111111   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to schedule D of the voluntary petition, the amount of xx	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.279%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The following disclosures are missing from the loan file:
NJ Application Disclosure
Delivery Fee Authorization
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Lock-In Agreement
Commitment Disclosures
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.279%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Result FAIL Loan Data 0.000% Comparison Data 7.279% Variance -7.279%."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7559158	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$4,398.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	No	31.245%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, states that the subject mortgage was originated on xx
There are no active liens and judgments against the borrower and the property.
The 2017 annual county taxes have been paid in the amount of xx which were due for XX/XX/xx17; however, no prior delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 15 months and the next due date is 5XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 4XX/XX17. The UPB has been updated as per the tape data in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the Note.	Collections Comments:The collection comments review as of 1XXX/XX18 states that the loan is in an active bankruptcy and the next due date is 5XX/XX17. As per collection comments, the reason for default is a reduction in income.
The loan has not been modified since origination.
No foreclosure activity has been found.
As per PACER records, the borrower has filed the bankruptcy under xx
xx
As per collection comments, the property occupied by the unknown and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx
The motion to avoid lien was filed xx
Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   xx
Field: Original Appraised Value  xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101011110100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001011110101   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "The available payment history is from XXX/XX16 to XXX/XX18 and as we require recent 12 months payment history; as ofXX/XX/XX18. So the required payment history is missing from XXX/XX18 toXX/XX/XX18."
* Describe the BK payment plan (Lvl 3)     "As per PACER records, the borrower has filed the bankruptcy under xx
The motion to avoid lien was filed xx	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23335742	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,584.50	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$196,749.05	$22,457.62	4.125%	xx	XX/XX/XX15	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated xx The chain of assignment has been completed. Currently, the mortgagexx There is a civil judgment xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.1250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 7XX/XX15	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.1250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made onXX/XX/XX15
According to the PACER, the xx (borrower) had filed for bankruptcy under xx which states that arrearage was included in the plan for the amount xx and regular payment will pay directly to creditor.  Debtor shall pay to trustee in the amount of xx monthly for 60 months. Plan was confirmed on xx
Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney, which was completed on XXX/XX18. Foreclosure complaint was filed onxx
According to collection comment, no damages or repairs have been found.
No latest BPO report is available.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney, which was completed on XXX/XX18. Foreclosure complaint was filed on 5XX/XX18 with the xx
Bankruptcy Comments:According to the PACER, xx However, unsecured portion remained as xx. xx and an arrearage in the amount of xx. xx plan was filed onXX/XX/XX18, which states that arrearage was included in the plan for the amount xx and regular payment will pay directly to creditor. Debtor shall pay to trustee in the amount of xx monthly for 60 months. Plan was confirmed on xx	The loan modification agreement was made between borrower and xx. From unpaid principal balance, the deferred balance was xx. The interest bearing amount was xx with interest rate 4.125% and the modified P&I was xx. The first modified payment due date was 7XX/XX15 and the maturity date will be 6XX/XX55.	Origination Appraisal Credit Application Final Truth in Lending Discl. Right of Rescission HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: 7XX/XX15 Tape Value:XX/XX/XX15 |---| -139 (Days) |----| Comment: Date of modification is 7XX/XX15. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 111111111111001010000001   Variance:    Variance %:    Comment: Payment history string is 444443214444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 100000010000111111111111   Variance:    Variance %:    Comment: Payment history string reversed is 444412344444   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   xx
xx
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: N/A&#xxD; Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, thexx
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 along with the estimated HUD-1 and itemization are missing from the loan file."	* Missing Appraisal (Lvl 2) "The appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "The final loan application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97995276	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$8,956.09	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	63.710%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$363,172.30	Not Applicable	4.250%	xx	XX/XX/XX15	Financial Hardship	1XXX/XX Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx Therexx. First and second installments of 2018-2019 county taxes are due in the combined amount of xx. No prior year delinquent taxes found pending.	Review of payment history as of dated 08XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 5 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX15.	Collections Comments:Collection comments available from XX/XX/XX15 till XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 5 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX15.
The borrower Regina Dutton had filed bankruptcy under xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower Regina Dutton had filed bankruptcy under xx	Loan Modification agreement was made between xx with fixed amortized type beginning from first payment date XX/XX/XX15 and ends with the maturity date of XX/XX/XX55.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX15 Tape Value: XX/XX/XX14 |---| -139 (Days) |----| Comment: 1XXX/XX xx . Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV)   xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101011111010101110101111   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101011101010111110101   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.   Tape Source: Initial   Tape Type:
xx	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there are three HOA liens active against subject property totaling in the amount of xx in the favor of The xx"
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, there are three xx. There is a possibility of foreclosure due to unpaid liens. This can be cure by repayment of unpaid liens."	* Settlement date is different from note date (Lvl 2) "Settlement date as per final HUD-1 is XX/XX/XX07; however, note date is XX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosures missing from the loan file;
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation

Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
Construction Loan Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53592949	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$0.00	8/XX/XX21	Unavailable	No	Death of Mortgagor(s)	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.816%	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx shows subject mortgage was xx. No active judgments or liens found. Property appears current and exempt status for 2017 annual property tax.	The Payment History dated as ofXX/XX/XX reveals that the borrower has been delinquent from 1XXX/XX17 to date. The delinquency reflects for 11 months. The last payment was received on 1XXX/XX17 in the amount of xx, the current P&I is xx and rate of interest is 5.875%. The current unpaid principal balance as per tape data is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the xx and total arrearage amount is xx. Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to onXX/XX/XX18. Foreclosure complaint was filed on xx

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to onXX/XX/XX18. Foreclosure complaint was filed on 5XX/XX18. Foreclosure was put on hold due to subject borrower xx
Bankruptcy Comments:The borrower had filed the BK under the xx, the POC amount isxx and total arrearage amount is xx.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX34 |---| |----| Comment: Tape Source: Initial Tape Type:
xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV) xx
Field: Payment History String   Loan Value: 444444321444   Tape Value: 111011111101110110110000   Variance:    Variance %:    Comment: Loan is greater than 180 days delinquent.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 000011011111101111110111   Variance:    Variance %:    Comment: Loan is greater than 180 days delinquent.   Tape Source: Initial   Tape Type:
xx
Field: Property City  xx
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: N/A due to project requirements. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per collection comment datedXX/XX/XX18, showsxx
* Payment History is not Complete (Lvl 3) "The available payment history is from XXX/XX16 to XX/XX/XX17, as we required latest 12 months payment history. The payment history is missing form XX/XX/XX17 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The state disclosures missing from the loan file are:
Authorization Fees, Charges and Expenses for xx
Financial Institution Choice of Insurance Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "The loan was originated by xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89162001	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$1,320.50	$1,796.62	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.604%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of assignment is completed as the subject mortgage assignee has been transferred xx
1.  There is an active senior mortgage against the subject property in the xx.
2. There is junior mortgage against the borrower in xx
3. There is xx
The city taxes have been paid off in amount of xx.
There is delinqune taxes have been paid off in amount of xx of year 2017.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 5.125%and P&I xx.
Collections Comments:As per servicing comments, the loan is in bankruptcy. The reason for default is unemployment/decreased income. The current occupancy of borrower is occupied by unknown party.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 5.125%and P&I xx.

xx, unsecured amount is xxx and arrearage is xx. Chapter plan 13 was xx  shows that the debtor shall pay the payment as xx per month for 60 months. This plan was confirmed on XX/XX/XX17. No further information is available about the bankruptcy.

No details of foreclosure have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx unsecured amount is xxx and arrearage is xx. Chapter plan 13 was filed on xx, amended xx shows that the debtor shall pay the payment as xx per month for 60 months. This plan was confirmed xx. No further information is available about the bankruptcy.
Not Applicable	Missing Required State Disclosures Origination Appraisal Affiliated Business Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX43 |---| |----| Comment: There is no modification. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent  xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000011110011111111000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000111111010011110000000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "According to updated title report dated XX/XX/XX18 shows that xx
Release/ satisfaction of mortgage document does not found in loan file. Possible the claim can be filed. It can be cured if release of mortgage is made and recorded."
* Loan has been determined to have an unsecured debt (Lvl 3)     "The Schedule D of xx
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position due to as there is an active senior mortgage against the subject property in the favor of xx
Release/ satisfaction of mortgage document does not found in loan file. Possible the claim can be filed. It can be cured if release of mortgage is made and recorded."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx; however, required 'Choice of Insurance Agent' state disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator us moderate due to,
1. This loan failed the TILA finance charge test.
2. This loan failed the TILA foreclosure rescission finance charge test."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title dated XX/XX/XX18, there is a delinquent tax in the amount of xx during the year 2017 which was due on XX/XX/XX18."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,

This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16101093	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,144.84	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.238%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	331.473%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$184,221.51	Not Applicable	4.500%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage xx The chain of assignment has been completed. The last assignment isxx There are two Civil Judgment liens xx	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received on 8XX/XX18. the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The borrower is currently delinquent for 9 months. The last payment was received on 8XX/XX18. the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

This modification agreement was made on xx

The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX17 and the complaint was filed on XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX17. No further details have been found.

According to the PACER, the borrower xx. The debtor shall pay to the trustee xx for 1 to 60 months, under xx.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX17 and the complaint was filed on XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy xx. No further details have been found.
Bankruptcy Comments:According to the xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 1 to 60 months, under xx.	This modification agreement was made between Lender xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest xx	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value:XX/XX/XX14 |---| -172 (Days) |----| Comment: xx
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender doed not require MI.   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110110101100100000110101   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101011000101001101001011   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Purpose Per Application Loan Value: Construction/Perm Tape Value: Purchase Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "TIL was not hand dated by borrower."
																																																																																								* DTI > 60% (Lvl 2) "DTI is exceeded the threshold as borrower's income per final 1003 is xx and total expenses are in the amount of xx and no transmittal or AUS are available in the loan file to confirm the exact amount of income and liabilities of borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8205012	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$0.00	$10,578.77	8/XX/XX21	Unavailable	Not Applicable	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			62.252%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$417,748.09	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship
As per the updated title report dated XX/XX/xx18, the subject mortgage is xx
The chain of assignment is complete, the current xx
No active judgments or liens have been found.
2018 taxes are due in the amount of xx.

As per the payment history, the current UPB is xx, the last payment has been received on XX/XX/XX17 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17, currently the borrower is 13 months behind his scheduled payments.
Collections Comments:As per the collection comments, the loan is currently in active bankruptcy and FC is on hold. Foreclosure has been referred to attorney on XX/XX/XX17,complaint has been filed on XX/XX/XX18, Borrower has filed xx and awaiting plan confirmation. As per the proposed plan the arrears amount o be paid is xx, borrower proposes to enter a modification for the secured claim and proposed date of completion is XX/XX/XX18.
As per the payment history, the current UPB is xx, the last payment has been received on XX/XX/XX17 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17, currently the borrower is 13 months behind his scheduled payments.

Foreclosure Comments:Foreclosure has been referred to attorney on XX/XX/XX17,complaint has been filed on XX/XX/XX18, Currently FC is on hold due to bankruptcy.
Bankruptcy Comments:Borrower has filed xx bankruptcy on XX/XX/XX18 with xx. As per the proposed plan the arrears amount o be paid is xx, borrower proposes to enter a modification for the secured claim and xx	The Modification agreement has been made on XX/XX/XX17 Between xx The new principal balance amount is xx	Field: Doc Date of Last Modification Loan Value: 4XX/XX17 Tape Value:XX/XX/XX17 |---| 24 (Days) |----| Comment: Per modification agreement the date is XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Review not required&#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001001110100000000000000   Variance:    Variance %:    Comment: converted to 0-4 scale   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001011110100   Variance:    Variance %:    Comment: converted to 0-4 scale   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX16 till XX/XX/XX18, we require 12 months of recent payment history, missing the payment history from XX/XX/XX18 till XX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxoan Data is: xx, Comparison Data is:xx; hence, variance is: -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
ThisXXX prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "xx.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
																																																																																								* DTI > 60% (Lvl 2) "The total is 4809.61 and expenses are xx, hence the DTI mor than 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84278347	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$853.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	10.717%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$20,405.65	Not Applicable	7.750%	xx	XX/XX/XX15	Financial Hardship	As per the updated title report as of XX/XX/xx18 shows subject mortgage was xx. There is an HOA foreclosure recorded onXX/XX/XX18 in the amount of xxx held by Townhomes of XXXX. There is an HOA foreclosure recorded onXX/XX/XX18 in the amount of xx 2017 Taxes are paid in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7.75%. The current unpaid principal balance is in the amount of xx.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy and the plan has been confirmed on xx.The loan has been last modified on xx. The new modified principal balance amount is xx to be paid at the rate of 7.75% and P&I of xx with payment starting from XX/XX/XX15 till XX/XX/XX35.
Borrower had filed bankruptcy under xx and an arrearage in the amount of xx. Order granting relief from stay filed on xx.  Stay has been lifted on property due to non-payment of post -petition payments from xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7.75%. The current unpaid principal balance is in the amount of xx. Currently borrower is 8 months behind his scheduled payments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
Bankruptcy Comments:  Borrower had filed bankruptcy under xx  and an arrearage in the amount of xx. Order granting relief from stay filed on xx.  Stay has been lifted on property due to non-payment of post -petition payments from 5XX/XX18 to 1XXX/XX18.
The modification agreement has been made on XX/XX/XX15 between xx
The new principal balance amount is xx to be paid at the rate of 7.75% and P&I of xx with payment starting from XX/XX/XX15 till XX/XX/XX35.
Field: Doc Date of Last Modification Loan Value:XX/XX/XX15 Tape Value:XX/XX/XX15 |---| -60 (Days) |----| Comment: doc date of mod isXX/XX/XX15 Tape Source: Initial Tape Type:
Field: Modification Original Rate  xx
Field: Original Appraised Value xx
Field: Payment History String   Loan Value: 4444444444444444444444   Tape Value: 000110110100001101101100   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444444444444444444444   Tape Value: 001101101000001011001000   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
																																																																																				xx	A				* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83661725	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,468.70	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	61.982%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx
The chain of the assignment is complete. The latest assignment was from xx
There are no active judgments or liens found.
The 2019 year's Combined 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2019 year's Combined 2nd Installment taxes will be due in the amount of xx, for the due date XX/XX/xx18.
No prior year delinquent taxes are found.

The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to XX/XX/XX18. The borrower is delinquent for more than 18 months
The next payment due date is for XX/XX/XX17.
The last payment received date was XX/XX/XX17 in the amount of xx, with rate of interest is 5.75%.
The current P&I xx is and PITI is xx. The current unpaid principal balance reflected  is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.	Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for XX/XX/XX17.
The last payment received date was XX/XX/XX17 in the amount of xx, with rate of interest is 5.75%.
The current P&I xx is and PITI is xx. The current unpaid principal balance reflected  is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.
As per the review of servicing comments on XX/XX/XX16, reason for default is Illness of family member.
But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the review of servicing comments, the foreclosure was initiated. The foreclosure was referred to attorney xx
As per the review of servicing comments onXX/XX/XX17, the property is occupied by the owner and no damage was found to the found.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated. The foreclosure was referred to attorney on XX/XX/XX17. The Complaint was filed on XX/XX/XX18. The foreclosure was put on hold due to xx bankruptcy filing case # xx on XX/XX/XX18.
Bankruptcy Comments:The borrower xx had filed bankruptcy xx case # xxon XX/XX/XX18. According to the proposed xx plan filed on XX/XX/XX18, the debtor shall pay to trustee xx per month for 56 months.
The lender had filed POC on 9XX/XX18 with the total amount xx and amount of arrearage is xx.
Not Applicable	HUD-1 Closing Statement Right of Rescission Origination Appraisal	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX33   Variance:    Variance %:    Comment: The borrower is making payment as per “Note document”. The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001011111100000000000000   Variance:    Variance %:    Comment: As per the payment history string as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001111110100   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street xx	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file; however, values are taken from initial HUD-1 located at xx"
* Settlement date is different from note date (Lvl 3)
* Final TIL Date after actual transaction date (Lvl 3)	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing in the given loan file."
* DTI > 60% (Lvl 2)     "As per Final Application, the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. The monthly income  is less than expenses."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA Finance Charge Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx xx -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63008805	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,689.43	8XX/XX21	Unavailable	Yes	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	45.144%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$558,057.46	$169,648.86	4.125%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated onxx
There is an active senior mortgage with subordination agreement which has been found on the updated title report
There is a senior mortgage with subordination agreement xx
1st installment of 2018-19 year County property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018 combined property tax is due on XX/XX19 in the amount of xx.	Review of the payment history provided fromXX/XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms. Loan modification agreement was made xx. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX57. Reason for Modification is Financial Hardship.
Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 1XXX/XX16 and complaint was filed on XX/XX/XX16. Borrower has filed bankruptcy under xx. Recently sale date was scheduled forXX/XX/XX18 but it get postponed due to active bankruptcy.  Current borrower is in active bankruptcy.
Borrower has filed bankruptcy under xx  therefore the unsecured portion is xx. xx amended Plan was filed onXX/XX/XX17 which shows that the debtor will pay xx per months for 60 months. The debtor will cure all prepetition arrearage for the subject claim which is in the total amount of xx.  Order Confirming xx Plan was filed onXX/XX/XX17 which shows that the debtor plan which was filed on xx  is hereby confirmed.  Motion for Relief from Stay - Real Property was filed on xx
As per latest comment datedXX/XX/XX17 subject property is occupied by the owner and in average condition however no need to repair.
Foreclosure Comments:Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 1XXX/XX16 and complaint was filed on XX/XX/XX16. Borrower has filed bankruptcy under xx. Number of time sale was scheduled but it gets postponed due to active bankruptcy. Recently sale date was scheduled forXX/XX/XX18 but it get postponed due to active bankruptcy.  Current borrower is in active bankruptcy.
Bankruptcy Comments:Borrower has filed bankruptcy under xx which shows that the amount of arrearage is xx and amount of secured claim is xx. Schedule D of voluntary petition dated xx therefore the unsecured portion is xx. xx amended Plan was filed onXX/XX/XX17 which shows that the debtor will pay xx per months for 60 months. The debtor will cure all prepetition arrearage for the subject claim which is in the total amount of xx. Order Confirming xx Plan was filed on xx which shows that the debtor plan which was filed on xx is hereby confirmed. Motion for Relief from Stay - xx. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx. The new modified rate is 4.125% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX17. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX57. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XX/XX/XX17 Tape Value:XX/XX/XX18 |---| 194 (Days) |----| Comment: Mod agreement not available. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV)   xx
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000011111000000001   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000111110000000000   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.44%   Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: 1XXX/XX16 Tape Value: 1XXX/XX16 Variance: 5 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Updated Title Report dated XX/XX/XX18 shows an open xx , Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage
The subject property is located in xx  and there can be possibility of foreclosure due to this unpaid mortgage and it can be cured if this mortgage is paid off with unpaid interest &late fees (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position as updated title report dated XX/XX/XX18 shows an open senior mortgage in the amount of xx dated XX/XX/XX86 and recorded on XX/XX/XX87 in the favor of xx, Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR is available in the loan file but transaction date isXX/XX/XX07 after note dateXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file.
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal"
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 Settlement date is XX/XX/XX07 which is after then original note dateXX/XX/XX07."
* Not all borrowers signed HUD (Lvl 2)     "As final HUD-1 is available in the loan file but it is not sign by the borrower."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Foreclosure Delay or Contested (Lvl 2) "As per comment datedXX/XX/XX17 contested matter has identified which was for additional fee request. Comment datedXX/XX/XX16 shows that the contested matter is resolved."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95870193	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,992.78	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	24.361%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$134,136.10	Not Applicable	4.375%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx16 shows that the subject mortgage was originated on xx
There is an active multiple civil judgment has been found against the subject borrower which is in the total amount of xx in favor of multiple Plaintiffs which was recorded on multiple date.
There is an active Water/Sewer/utilities xx
2018 year annual City tax was paid on XX/XX/xx18 in the amount of xx.
2018 year annual School tax was paid on XX/XX/xx18 in the amount of xx.
Review of the payment history provided from XX/XX/XX16 to 8XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of XXX/XX17. The next due date is XXX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of XXX/XX17. The next due date is XXX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made betweenxx. The new modified rate xx  Loan modification agreement was made xx . The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx. The interest bearing amount is xx and the maturity date is 5XX/XX56. Reason for Modification is Financial Hardship.
Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx Later on sale date was postponed to 1XXX/XX18. Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information available in the collection comments to now the current status off foreclosure.
Borrower has filed bankruptcy under xx  which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected onXX/XX/XX18. Amended xx Plan was filed on XX/XX/XX18 which shows that the Debtor shall pay the Trustee xx per month for the first three (3) months; and xx for the remaining fifty-seven (57) months. Debtor will pay prepetition arrearage to subject creditor which is in the total amount of xx. Currently debtor is in active bankruptcy.
There is no information available in the collection comments to know the current status of occupancy and no damage has been found however no need to repair.
Foreclosure Comments:Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx. Later on sale date was postponed to 1XXX/XX18. Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information availale in the collection comments to now the current status off foreclosure.
Bankruptcy Comments:Borrower has filed bankruptcy under xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected onXX/XX/XX18. Amended xx Plan was filed on xx which shows that the Debtor shall pay the Trustee xx per month for the first three (3) months; and xx for the remaining fifty-seven (57) months. Debtor will pay prepetition arrearage to subject creditor which is in the total amount of xx. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx. The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx Loan modification agreement was made between xx, on 6XX/XX16. The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx. The interest bearing amount is xx and the maturity date is 5XX/XX56. Reason for Modification is Financial Hardship.	Right of Rescission Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: 6XX/XX16 Tape Value: XXX/XX16 |---| -119 (Days) |----| Comment: xx
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Unavailable   Tape Value: 5XX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   Loan Value: 76%   Tape Value: 76%   Variance:    Variance %: 0.33%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 76%   Tape Value: 76%   Variance:    Variance %: 0.33%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000011000000000000000001   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000000000000100000   Variance:    Variance %:    Comment: Date of MOD, executed.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 5XX/XX17   Tape Value: 5XX/XX17   Variance: 2 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 Variance: -1 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Review of updated title report dated XX/XX/XX18 shows that there is an active Water/Sewer/Utilities Liens against subject property, as follows-
There is an active Water/Sewer/utilities charge against the subject property in the amount of xx
The subject property is located in xx
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Review of updated title report dated XX/XX/XX18 shows that the subject mortgage went on second lien position as there is an water/sewer/utilities charges against subject property as follows-
There is an active Water/Sewer/utilities charge against the subject property in the amount of xx	* Recent Foreclosure Sale - Need Update (Lvl 3) "Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx . Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information available in the collection comments to now the current status off foreclosure."
* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX16 to 8XX/XX18, however, we require latest 12 months payment history; Payment history is missing from XXX/XX18 to 7XX/XX18."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29186317	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$534.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.172%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$22,462.77	Not Applicable	7.500%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of assignment is completed as the subject mortgage assignee has been transferred from xx

1. There is junior mortgage xx

2. The civil judgment against the borrower in amount of xx
No delinquent taxes have been found.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 10 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified xx
Collections Comments:Available servicing comment shows that the subject property is occupied by unknown. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 10 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified xx

xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx, debtor shall pay the payment xx for every weeks and this plan was confirmed on XX/XX/XX18. No further information is available about the bankruptcy.

The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX15 and the new maturity date will be XX/XX/XX55.The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 7.5% and modified P&I xx.

Review of collection comment stated that the foreclosure was initiated in 2017; the FC file was referred to an attorney on 1XXX/XX17. The complaint was filed on XX/XX/XX17. The FC file was placed on hold due to bankruptcy was filed on 1XXX/XX17 under xx. The currently loan is in BK status. No further information is available about the FC file.
Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in 2017; the FC file was referred to an attorney on 1XXX/XX17. The complaint was filed on XX/XX/XX17. The FC file was placed on hold due to bankruptcy was filed on xx. The currently loan is in BK status. No further information is available about the FC file.
Bankruptcy Comments:Borrower xx filed Bankruptcy under the xx therefore; the unsecured portion is xxCreditor was filed the xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on XX/XX/XX17, debtor shall pay the payment xx for every weeks and this plan was confirmed on XX/XX/XX18. No further information is available about the bankruptcy.
The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX15 and the new maturity date will be XX/XX/XX55.The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 7.5% and modified P&I xx.	Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000110010001000000001110   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011100000000100010001000   Variance:    Variance %:    Comment: Payment history string reversed is 0111000000000001   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX16 to XX/XX/XX18. However, we required complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54634634	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,714.96	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mobile Home	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.743%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$179,036.69	$53,711.01	4.625%	xx	XX/XX/XX12	Financial Hardship	Review of the updated title report dated XX/XX/xx18 shows the subject loan originated xx . The legal description is inconsistent from vesting deed to mortgage.	Review of the payment history dated XX/XX/XX18 shows the borrower is delinquent. The last payment made on XX/XX/XX18 applied to XX/XX/XX18. The next payment due is XX/XX/XX18. The unpaid principal balance was not provided on this payment history, hence the data tape value of xx was considered.	Collections Comments:Review of the payment history dated XX/XX/XX18 shows the borrower is delinquent. The last payment made on XX/XX/XX18 applied to XX/XX/XX18. The next payment due is XX/XX/XX18. Per servicing commentd dated XX/XX/XX16, the borrowers are divorced. The coborrower stated that she does not know why the loan is behind and has not lived in the home since XX/XX16. She also stated that they are going through court litigation for divorce and court date is set for XX/XX/XX16. The reason for default is divorce. Borrower had filed bankruptcy xx. Nor further details.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy xx and an arrearage in the amount of xx. Schedule D in voluntary petition datedxx. Unsecured portion is xx. According to the order confirmed xx plan dated onXX/XX/XX17, the debtor shall pay to trustee xx weekly and will increase to xx May 1, 2019 when the child support obligation for his eldest son terminates.	The loan was modified for xx	Origination Appraisal	Field: Doc Date of Last Modification Loan Value:XX/XX/XX12 Tape Value:XX/XX/XX12 |---| 10 (Days) |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 000000000001110111111111   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 111111111111100000000000   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.   Tape Source: Initial   Tape Type:
Field: xx
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* Property is Mobile Home (Lvl 4) "Home not affixed. The Appraisal report is missing from the loan file. As per the BPO report dated XX/XX/XX13, the subject property type is manufactured home. Title policy doesn't show ALTA 7 endorsement incorporated in the policy. No affidavit of affixation is available in the loan file. Also, there is no VIN# mentioned on the legal description of the mortgage. Latest tax report shows property type as mobile home. However, the updated title dated XX/XX/XX18, reflects VIN number "MY911899K"; but tax report shows mobile home title is not retired."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on subject mortgage which was recorded on XX/XX/XX03 is inconsistent with the Vesting Deed which was recorded on XX/XX/XX94. This can be cured by reformation agreement or re-recording of the mortgage with correct legal."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of volunteer petition showsxxx. Did not see comment indicating cram down."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32431349	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,940.00	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	74.671%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows xx There is one mortgage which was xx Current year taxes are due in the amount of xx. There are no active liens or judgments. All other Taxes are paid.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to present. The last payment was received onXX/XX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.
Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18.
Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to present. The last payment was received onXX/XX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.
Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18.
 The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX17. The judgment was filed onXX/XX/XX17 and the hearing was scheduled onXX/XX/XX18. No further details have been found.
Borrower had filed bankruptcy under xx  and an arrearage in the amount of xx. The debtor(s) propose to pay the trustee the sum of xx monthly for 36 months. The total amount to be paid into the plan is xx .There is no comment indicating a cramdown.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX17.  The judgment was filed onXX/XX/XX17 and the hearing was scheduled onXX/XX/XX18. No further details have been found.
Bankruptcy Comments:Borrower had filed bankruptcy xx and an arrearage in the amount of xx. The debtor(s) propose to pay the trustee the sum of xx Monthly for 36 months.The total amount to be paid into the plan is xx .There is no comment indicating a cramdown.	Not Applicable	Origination Appraisal Good Faith Estimate	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 8XX/XX42 |---| |----| Comment: loan has not been modified Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 113%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 51%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000111010000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000010111000000000   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.

This loan failed the TILA foreclosure rescission finance charge test."
* DTI > 60% (Lvl 2)     "As per 1003 datedXX/XX/XX12, the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, DTI  is exceeding 60%."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx"
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good faith eastimate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75624988	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$386.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.490%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	33.593%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated onxx
No active liens and judgments against the borrower.
Combine annual taxes are due for the year 2018 in the amount of xx on XX/XX/xx18.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the original note terms.	Collections Comments:The loan is currently in Bankruptcy. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the original note terms.
According to review of the loan file, this is xx
The reason for default is unavailable.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the unknown party.  No damages or repairs have been found. No further details have been found regarding the condition of subject property.
The borrower’s intention is to keep the property.
According to the PACER, the borrower had filed bankruptcy under xx and the debtor shall pay P&I to the trustee in the amount of xx per week, however, the tenure is not provided in the plan and order confirmation document. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cramdown.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx and the debtor shall pay P&I to the trustee in the amount of xx per week, however, the tenure is not provided in the plan and order confirmation document. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx ; however, the unsecured portion is xx. There is no comment indicating a cramdown.	Not Applicable	Origination Appraisal Good Faith Estimate	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX43 |---| |----| Comment: As per the note Maturity date is XXX/XX43. Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: 6 (Days)   Variance %:    Comment: As per the note original note dateXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 000000000001111111011111   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444432144444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 111110111111100000000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444441234444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Home improvement Variance: Variance %: Comment: Did not used for review.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comment history is available from XX/XX/XX16 toXX/XX/XX18, however, it is missing from 9XX/XX16 to XX/XX/XX16. As we require latest 24 months comment history for review."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the xx; however, the unsecured portion is xx."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial truth in lending disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Good faith estimate disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54090017	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$2,672.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Investor	Yes	Yes	No	11.600%	First	Commitment	Not Applicable	Not Applicable	Unavailable	$381,602.60	Unavailable	6.875%	xx	Unavailable	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated onXX/XX/xx07 in the amount of xx with XXXX as nominee for xx. There is a state tax lien or warrant open against the borrower xx. There is a civil judgment open against the borrower xx . 2018-2019 1st half taxes are due until XX/XX/xx18, in the amount of xx. 2018-2019 2nd half taxes are due untilXX/XX/XX19, in the amount of xx. No any prior year taxes are delinquent as per updated title report.	The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 70 months and next payment due date was for 1XXX/XX12. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX12. The UPB is being reflected in payment history in the amount of xx and accrued interest in the amount of xx.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 1XXX/XX12. Borrower requested a loan modification similar to one that he received on an identical loan. If his request for a similar modification can't be approved then borrower requested what amount was acceptable for a short sale. According to the updated title report, the current ownership in the name of xx. The debtor was discharged onxx and the bankruptcy was fully terminated onxx. The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 70 months and next payment due date was for 1XXX/XX12. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX12. The UPB is being reflected in payment history in the amount of xx and accrued interest in the amount of xx. The reason for default is unable to be determined from the latest collection comments. The subject property is occupied by unknown. The willingness and the ability of the borrower seem to be poor. No evidences are available in the latest 12 months servicing comments regarding damage of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on xx.	This is conventional fixed rate mortgage with P&I of xx with the rate of interest 6.875% and a maturity date of 4XX/XX37. The P&I as per payment history tape data is the xx and the rate of interest is 6.875%. However, there is a change in P&I with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified with a modified principal balance of xx. The modification document is not found in the loan file.

Modification Credit Application	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: 9XX/XX17 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: 1XXX/XX10   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: # 1-104   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000010000101111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101000010000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with xx. The P&I as per payment history tape data is the xx and the rate of interest is 6.875%. However, there is a change in P&I with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified with a modified principal balance of xx. The modification document is not found in the loan file."	* Payment History is not Complete (Lvl 3) "The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history however the information is updated from the prior payment history available fromXX/XX/XX15 toXX/XX/XX18."
* Subject property is in xx (xx) (Lvl 3) "According the updated title report shows the current borrower xx.	* Application Not Signed by All Borrowers (Lvl 2) "Final 1003 is missing in loan file. However values are updated as per unexecuted application located at " xx""
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According the updated title report shows the current borrower "xx
* Deceased Borrower(s) (Lvl 2)     "According to the updated title report the xx
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing in loan file. However values are updated as per unexecuted application located at " xx""										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79573122	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,531.02	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	33.477%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$331,024.10	$20,225.00	3.990%	xx	XX/XX/XX17	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx
The chain of assignment his completed as the latest assignment is with xx

Active mortgages, liens and judgments are as follows:

1. There is an active xx

2. There are another 2 active junior HOA/COA liens are available in the updated title report; however, the liens were against different unit# (subject property).

The 1st installment of 2018-2019 year County taxes are due on XX/XX/xx18 in the amount of xx and the 2nd installment are due onXX/XX/XX19 in the amount of xx. No prior year delinquent taxes are found in the updated title report.
The 2017 taxes are paid in the amount of xx. The 2016 taxes are paid in the amount of xx.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the tape as xx. Borrower is currently making payments according to the loan modification agreement which was made onXX/XX/XX17.
Collections Comments:The subject loan is currently in active Bankruptcy; the subject loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made onXX/XX/XX17.
The servicing comment datedXX/XX/XX18 states that the reason for default of the loan is illness of borrower in November 2017 since then he was not working.
The debtor, xx filed for bankruptcy underxx
According to the debtor's xx plan which was filed on xx, the pre-petition arrearage will be paid through the plan with the monthly payment of xx for the total amount of xx.
The creditor objected to the debtor's confirmation plan as on xx, Debtor filed a xx Plan listing an Estimated Arrearage Amount Owed to xx as xx. However this amount falls short of the actual amount owed. The pre-petition arrears, including payments, late charges, escrow advances and accrued fees and costs are approximately xx, however this is only an approximation and xx will file a valid Proof of Claim.
The trustee filed a notice of intent to lodge dismissal order on XX/XX/XX18 for failure to comply with the Trustee Recommendation and failure to file an objection to the Recommendation and obtain a hearing date.
The POC was filed on xx with an arrearage of xx.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on XXX/XX18 and the complaint was filed on 4XX/XX18. The foreclosure judgment was entered onXX/XX/XX18. The foreclosure sale was scheduled for 7XX/XX18. However, the foreclosure sale was put on hold as the borrower filed bankruptcy on xx
The debtor, xx.
According to the debtor's xx plan which was filed on xx, the pre-petition arrearage will be paid through the plan with the monthly payment of xx for the total amount of xx.
The creditor objected to the confirmation plan as on XX/XX/XX18, Debtor filed a xx Plan listing an Estimated Arrearage Amount Owed to xx as xx. However this amount falls short of the actual amount owed. The pre-petition arrears, including payments, late charges, escrow advances and accrued fees and costs are approximately xx, however this is only an approximation and xx will file a valid Proof of Claim.
The trustee filed a notice of intent to lodge dismissal order on xx for failure to comply with the Trustee Recommendation and failure to file an objection to the Recommendation and obtain a hearing date. The POC was filed on xx  with an arrearage of xx.
The loan was modified on xx out of which xx has been deferred and the new interest bearing amount will be in the amount of xx and borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 3.990 % beginning from 1XXX/XX17 to the new maturity date of 1XXX/XX57.	Notice of Servicing Transfer Mortgage Insurance Missing Dicsloures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 |---| 8 (Days) |----| Comment: . Tape Source: Initial Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   Loan Value: 127%   Tape Value: 127%   Variance:    Variance %: -0.24%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 127%   Tape Value: 127%   Variance:    Variance %: -0.24%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: 112   Tape Value: # 112   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444222   Tape Value: 100100001010110000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444222.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222444444444   Tape Value: 000000000111010100001001   Variance:    Variance %:    Comment: The Payment History String reversed is 222444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: xx
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment: The Note reflects the Subject xx
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "PMI certificate is missing from the loan file as LTV of the loan is exceeded 80.000% and the loan data tape also shows the PMI is required."	* LTV or CLTV exceeds 104% (Lvl 2) "LTV/CLTV of the loan is exceeded 100% as the appraised value of the subject property is xx which is less than the loan amount (xx)."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing transfer disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final executed TIL is not hand dated by the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42846199	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,266.82	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	31.865%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated xx
The chain of assignment is complete. The assignment wasxx

Currently the assignment is with XXXX

No active judgments or liens found.
2018-2019 1st half county taxes are due on XX/XX/xx18 in the amount of xx.
2018-2019 2nd half county taxes are due onXX/XX/XX19 in the amount of xx.

No any prior year taxes are delinquent as per updated title report.	The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 6 months and next payment due date was for XXX/XX18. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected in payment history in the amount of xx with accrued interest in the amount of xx.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is XXX/XX18. According to the PACER, the borrower had filed for bankruptcy under xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 30 years. Motion to relief filed onXX/XX/XX16. According to the collection comments dated XX/XX/XX16, xx filed with cramdown treatment. Collection comment dated XX/XX/XX17 states, the servicer was able to find crammed down interest rate and term for the loans, but could not find the new UPB or loan amount. As of collection comment date states that the borrower has been paying, according to the bankruptcy modification plan and he has been delinquent since 6 months.
The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 6 months and next payment due date was for XXX/XX18. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected in payment history in the amount of xx with accrued interest in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
Subject property is occupied by unknown. The willingness and the ability of the borrower seem to be poor. No evidences are available in the latest 12 months servicing comments regarding damage of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 30 years. Motion to relief filed onXX/XX/XX16.	Not Applicable	Good Faith Estimate Origination Appraisal	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: XXX/XX18 |---| |----| Comment: Missing copy of modification to validate info. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A due to project requirements.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX47   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX17   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 4.0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: # 115   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443211234   Tape Value: 001011000000000001000000   Variance:    Variance %:    Comment: Loan is just over 180 days delinquency.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432112344444   Tape Value: 000000100000000000110100   Variance:    Variance %:    Comment: Loan is just over 180 days delinquency.   Tape Source: Initial   Tape Type:
xx	B	* Payment history missing (Lvl 3) "Missing two months of payment history for Sept & Oct 2018."	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good Faith Estimate is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Initial Good Faith Estimate is Missing (Lvl 2) "Initial Good Faith Estimate is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19249934	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$406.05	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.244%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$74,489.51	Not Applicable	5.750%	xx	XX/XX/XX16	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
No active judgment or liens have been found.
The annual combined taxes of 2018 due in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower xx and the arrearage amount is xx.As per xx plan Debtor shall pay to the Trustee the sum of xx a Bi-Weekly. There is no comment indicating a cram down.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
The loan modification agreement was made on xx. The New Principal Balance stated in the modification is xx.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and the arrearage amount is xx.As per xx plan Debtor shall pay to the Trustee the sum of xx a Bi-Weekly. There is no comment indicating a cram down.	The loan modification agreement was made on xx .The borrower promises to make a monthly payment of xx with the interest rate of 5.750% beginning from 4XX/XX16 to till maturity date XXX/XX36. The New Principal Balance stated in the modification is xx	xx
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0010401335969818   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.04%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.04%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001011011011001001101101   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101101100000110110110100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				xx	B		* Issue with the legal description or recorded instrument (Lvl 3) "The legal description of vesting deed xx. However, Parcel xx and Parcel xx legal description is missing from the Recorded mortgage and Final Title Policy. A part of the legal description of the Mortgage instrument and deeds doesn't match. This could be cured through reformation"	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72738379	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	No	No	Yes	Second	xx	$0.00	$1,708.68	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/XX05 with Xxx.for the amount of xxx which was recorded on XX/XX/XX05.
The chain of assignment has been completed. The latest assignee is From xx to XXXX. which was recorded on XX/XX/xx14.
There are active HOA liens on subject property recorded on XX/XX/XX13 in favor of xx, However, the amount is not mentioned in the document.

The Town first installment Taxes for the year 2017  have been paid in the Amount of xx.
The Town Second installment Taxes for the year 2017  have due in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.
As per the review of payment history, the borrower is delinquent for 26 months and is next due is 6XX/XX16. As per payment history, the last payment was received on 8XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per payment history, the UPB is reflecting is in the amount of xx.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Active Bankruptcy.
xx. According to the Amended xx Plan the debtor shall pay to the trustee the sum of xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xx and the Value of xx . However, the unsecured portion is xx.The creditor xx  and the arrears of xx. Bankruptcy document does not reflect cramdown.

As per Seller tape data, the foreclosure was initiated in 2013 and file referred to an attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13 and the foreclosure judgment was entered on XX/XX/XX13. As per collection comment foreclosure was put on hold due to borrower had filed xx . According to collection comment, no further details have found regarding foreclosure details as we have collection comment tillXX/XX/XX18.
As per Servicing comment unable to determine the reason for default.
The borrower is delinquent for 26 months and is next due is 6XX/XX16. As per payment history, the last payment was received on 8XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per payment history, the UPB is reflecting is in the amount of xx.
As per collection comment datedXX/XX/XX17 property is occupied by an unknown party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:As per Seller tape data, the foreclosure was initiated in 2013 and file referred to an attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13 and the foreclosure judgment was entered on XX/XX/XX13. As per collection comment foreclosure was put on hold due to borrower had filed bankruptcy on 5XX/XX17. According to collection comment, no further details have found regarding foreclosure details as we have collection comment tillXX/XX/XX18.
Bankruptcy Comments:xx. According to the Amended xx Plan the debtor shall pay to the trustee the sum of xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the xx . However, the unsecured portion is xx.The creditor XXXMortgage. xxand the arrears of xx. bankruptcy document does not reflect cramdown.

Not Applicable	Right of Rescission HUD-1 Closing Statement Credit Application Origination Appraisal Final Truth in Lending Discl. Title Evidence	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX35   Variance:    Variance %:    Comment: Loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 66%   Variance:    Variance %:    Comment: An appraisal report is missing from the loan file. The tape data is entered and the CLTV ratio is 66.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: 2   Tape Value: # 2   Variance:    Variance %:    Comment: As per Note document parsed street address apartment or Unit 2.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010000000101110110111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111011111101000000010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
xx
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Lower rate or term Variance: Variance %: Comment: The final application is missing from the loan file, the purpose of refinance is unavailable.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Title Review shows major title concern (Lvl 3) "XXX report dated XX/XX/XX18 shows, there is active HOA liens on subject property recorded on XX/XX/XX13 in favor of xx However, the amount is not mentioned on the document.
Subject Property is located in the state of xx. There is a risk of property been foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid liens along with late fees and unpaid interest."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final Settlement statement along with Estimated Hud-1 and Itemization are missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xx
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per Updated Title report dated XX/XX/XX18, the subject mortgage is a second lien position as there is active HOA liens on subject property recorded xx	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application / 1003 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report  is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject, the mortgage was in the name of Kipsamone Reith. As per the updated title report, the property transferred through xx
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Mortgage Riders incomplete / inaccurate (Lvl 2) "Missing Condo Rider to be filed with Mortgage."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92584786	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,703.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	39.859%	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX13	$423,762.92	$35,164.94	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on xx. There are two junior federal tax liens against the borrower xx which was recorded on different dates. The annual county taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/xx18, XX/XX/XX19 respectively. No prior years of delinquent taxes have been found.	The review of Payment history as of XX/XX/XX18 the borrower is currently delinquent for 5 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX16, the reason for default is an illness of principal borrower.

The loan has been modified, this Step modification agreement was signed between the borrower xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX13. The maturity is dated onXX/XX/XX53.
The foreclosure was not initiated since origination.
The borrower xx. The plan was confirmed on XX/XX/XX17. The POC was filed on xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx. The value of collateral that supports this claim is xx. According to the Amended xx plan dated xx, the debtor shall pay the trustee variable payment monthly for a period of 60 months. The base plan amount is xx.
The subject property is occupied by an unknown party.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx. The plan was confirmed on xx. The POC was filed on xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx. The value of collateral that supports this claim is xx. According to the Amended xx plan dated XX/XX/XX17, the debtor shall pay the trustee variable payment monthly for a period of 60 months. The base plan amount is xx.	This Step modification agreement was signed between the xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX13. The maturity is dated onXX/XX/XX53.

Origination Appraisal Title Evidence Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment: Appraisal report is missing from the loan file, appraised value is considered as xx. Hence, the CLTV ratio is 80.00%.   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111100011111101000011111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111110000101111110011111   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
xx	B	* Missing Title evidence (Lvl 4) "Final title policy along with commitment or preliminary report is missing from the loan file."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Missing Appraisal (Lvl 2)     "The Appraisal report is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to Note, the note date is XX/XX/XX07. However, as per HUD-1, the settlement date is XX/XX/XX07 which is different from the note date."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are two junior federal tax liens against the xx
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60204509	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.834%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$200,174.02	$60,052.21	2.000%	xx	XX/XX/XX16	Unavailable	As per the updated title report dated XX/XX/xx18, The subject mortgage is dated xx. There is a junior lien recorded on xx. 2017 taxes are paid in the amount of xx.	The payment history is missing in the loan files. As per the payment history dated XX/XX/XX17, the last payment has been made on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 12 behind his scheduled payments. The current UPB is xx plus the deferred amount of xx.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy, Foreclosure has been referred to attorney on XX/XX/XX18, complaint has been filed on XX/XX/XX18. xx and amount of arrears is xx. As per the confirmed plan borrower shall pay to the trustee xx in the monthly amount of xx. Motion for relief has been filed on XX/XX/XX18. As per the schedule -D of the voluntary petition the unsecured amount is xx.
The payment history is missing in the loan files. As per the payment history dated XX/XX/XX17, the last payment has been made on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 12 behind his scheduled payments. The current UPB is xx plus the deferred amount of xx.
As per the comments dated  XX/XX/XX17, Borrower has had paid from some repairs  for water damage, RFD stated by borrower is many things one of which is damages insurance did not cove the xx, damages stated are for roof repairs due to extensive rain , as per the borrower the company that put the roof went out of business . Borrower is getting the check on the name of xx and called to confirm how to process the check, no further information regarding the how much claim amount is received by the borrower is found.

Foreclosure Comments:Foreclosure has been referred to attorney on XX/XX/XX18, complaint has been filed on XX/XX/XX18.Borrower filed xx
Bankruptcy Comments:Borrower filed xx and amount of arrears is xx. As per the confirmed plan borrower shall pay to the trustee xx in the monthly amount of xx. Motion for relief has been filed on xx. As per the schedule -D of the voluntary petition the unsecured amount is xx out of the claim amount of xx.	The modification agreement has been made on xx The new principal balance amount is xx. There is deferred amount of xx to be paid at the date of maturity.	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 16 (Days) |----| Comment: xx
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111110111011100000000000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101110111011111   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
xx
xx	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the schedule -D of the voluntary petition the unsecured amount is xx out of the claim amount of xx."
* MI, FHA or MIC missing and required (Lvl 3)     "This is a conventional loan. LTV at the origination was 95.00%. The tape data is reflected MI required. Final 1003 reflects monthly MI in the amount of xxxx; however, MI certificate is missing in the loan files."
																																																																																							* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX15 till XX/XX/XX17, we require 12 months of recent payment history, missing the payment history from XX/XX/XX17 till XX/XX/XX18."	* Property Damage (Lvl 2) "As per the comments dated XX/XX/XX17, Borrower has had paid from some repairs for water damage, RFD stated by borrower is many things one of which is damages insurance did not cove the xx, damages stated are for roof repairs due to extensive rain , as per the borrower the company that put the roof went out of business . Borrower is getting the check on the name ofxx and called to confirm how to process the check, no further information regarding the how much claim amount is received by the borrower is found."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Field review	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62433834	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,286.54	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	41.331%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$45,308.17	Not Applicable	4.500%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx
The chain of assignment is completed as the subject mortgage assignee xx
1. There are multiple sxx
2. There are multiple xx
3. There are multiple xx
The 2017 annual taxes are paid off in the amount of xx.
No delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX16 to till date. The delinquency has been done for more than 22 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX16.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 4.875% and P&I xx.
Collections Comments:As per servicing comments, the loan is in bankruptcy. The reason for default is unemployment/decreased income. The current occupancy of borrower is owner occupied.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX16 to till date. The delinquency has been done for more than 22 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX16.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 4.875% and P&I xx.

..xx. Schedule D of voluntary petition dated XX/XX/XX17 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral xxtherefore; the unsecured portion is xxhe POC xx

Foreclosure Comments:The foreclosure was initiated ad referred to attorney on 1XXX/XX17. No further details have been found.
Bankruptcy Comments:Bxx therefore; the unsecured portion is xxhe POC xx however, it was not yet filed. Plan was not confirmed and BK case xx
Not Applicable	Missing POC Affiliated Business Disclosure Missing Required State Disclosures	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 4XX/XX39 |---| |----| Comment: There is no modification. Tape Source: Initial Tape Type:
Field: Original Appraised Value   xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100000000000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000001   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* POC Deadline is coming soon (Lvl 3) "xx; the unsecured portion is xxhe POC xx
* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX16 to XX/XX/XX18. However, we required complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* State Tax Judgment (Lvl 2)     "Review of updated title repot dated on XX/XX/XX18 shows that xx
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx; however, required state disclosure 'Choice of Insurance Disclosure' is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80797771	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Idaho	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$731.08	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	40.309%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$103,919.79	Not Applicable	2.250%	xx	XX/XX/XX10	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 xx
The chain of the assignment is complete. The latest assignment xx
There are no active judgments or liens found.
The 2018 year's County 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2018 year's County 2nd Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx18.
The 2017 year's County Annual taxes will be due in the amount of
xx, for the due date XX/XX/xx17.
The 2017 year's County Annual taxes will be due in the amount of
xx, for the due date XX/XX/xx16.
No prior year delinquent taxes are found.

According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 18 months. The next payment due date is for XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 4.250%, which was applied for 1XXX/XX17.
The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is  xx.
The borrower is making payment as per modification, which was made on 04XX/XX15.
The loan has been modified once since origination.
Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for XXX/XX18.
The last payment was received in the amount of xx, with rate of interest 4.250%, which was applied for 1XXX/XX17.
The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is  xx.
The borrower is making payment as per modification, which was made on 04XX/XX15.
The loan has been modified once since origination.
As per the review of servicing comments onXX/XX/XX16, the reason for default is Illness of Family Member. But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the review of servicing comments on 6XX/XX17, the foreclosure was xx
The foreclosure was put on hold due toxx
As per the review of servicing comments on 5XX/XX17, the property is occupied by the owner.
Foreclosure Comments:As per the review of servicing comments on 6XX/XX17, the foreclosure was xx
The foreclosure was put on hold due to thexx

Bankruptcy Comments:The borrowers xx
According to the order confirmed xx plan, the debtor shall pay to trustee xx monthly for 36 months.
The lender bxx and an arrearage in the amount of xx
The borrower had filed motion for relief onxx
This modification agreement was done between the xx
The reason for modification is a financial hardship.
There is no principal forgiven amount and deferred balance in this modification.
As per the modified terms, the new principal balance is xx
The first Payment had begun on 4XX/XX15 and borrower promises to pay xx monthly with a modified interest rate of 4.250% with a maturity date will be XXX/XX55.
Notice of Servicing Transfer Final Truth in Lending Discl. Origination Appraisal Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: 4XX/XX15 Tape Value: XX/XX/XX14 |---| -134 (Days) |----| Comment: As per the loan modification document the date of xx. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101101011000011010101111   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101010010000110111101   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   xx
Field: Purpose of Refinance Per Application   Loan Value: Home improvement   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: xx	B	* Title issue (Lvl 3) "As per the short form title insurance policy, the name of insured xx.; however, the "Successor and/or Assignee" clause is missing."	* Missing Required Disclosures (Lvl 2) "Liost of service providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the given loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing in the given loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The ComplinceEase risk  indicator is "Moderate" due to
TILA APR Test:"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This Loan is failed for
TILA APR Test:
The Loan data is 0.000% 6.482% - The comparison data is 6.482% and the variance is -6.482%"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7800850	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,331.01	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$143,109.40	Not Applicable	2.125%	xx	XX/XX/XX10	Financial Hardship	Updated title report as of XX/XX/xx shows subject mortgage was originated onxx. No active judgments or liens found. The 2018 combined first, second, third and fourth installments taxes have been paid.
The 2018 combined fourth installment taxes have been due in the amount of xx which was due for XX/XX/xx18; however, no prior delinquent taxes have been found.
The Payment History dated as ofXX/XX/XX reveals that the borrower has been delinquent from 8XX/XX to date. The delinquency reflects for 14 months. The last payment was received onXX/XX/XX in the amount of xx and it was applied for the due date7XX/XX. The current P&I is xx and rate of interest is 4%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower however does not match current documentation of BK13. Missing two months payment history (Sept & Oct 2018).	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is 8XX/XX17. As per collection comments, the reason for default is unable to determine.
The loan was modified twice since origination; however, it was effectively modified on XXX/XX15. As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 4.375 % and P&I of xx. The payments were started from XXX/XX15 and the maturity date will be XXX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at xx
As per review, the foreclosure was initiated and the file was referred to an attorney xx
As per PACER records, the borrower had filed bankruptcy under xx, the debtor shall pay to trustee xx monthly for 60 months.
As per collection comments, the property occupied by the unknown and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:As per review, the foreclosure was initiated and the file was referred to an attorney on xx
Bankruptcy Comments:As per PACER records, the borrower had filed bankruptcy under xxx. According to the order confirmed xx plan dated xx, the debtor shall pay to trustee xx monthly for 60 months.	This modification agreement was made on xx
As per modified terms the borrower promises to pay the UPB of xx. The payments were started from XXX/XX15 and the maturity date will be XXX/XX55.
This modification agreement does not contain balloon provision.
According to the document located at xx	Affiliated Business Disclosure Missing Required State Disclosures Final Truth in Lending Discl. Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value: 1XXX/XX14 |---| -118 (Days) |----| Comment: The Modification reflects the xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 111111010100000001000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 000000100000001010111111   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to schedule D of the voluntary petition, the amount of xx	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.279%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The following disclosures are missing from the loan file:
NJ Application Disclosure
Delivery Fee Authorization
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Lock-In Agreement
Commitment Disclosures
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan files."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.279%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Result FAIL Loan Data 0.000% Comparison Data 7.279% Variance -7.279%."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92211048	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Montana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,051.21	8/XX/XX21	Not Applicable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$133,025.63	Not Applicable	5.875%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, states that the subject mortgage was originated on xx
There are no active liens and judgments against the borrower and the property.
The 2017 annual county taxes have been paid in the amount of xx which were due for XX/XX/xx17; however, no prior delinquent taxes have been found.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 15 months and the next due date is 5XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx which was applied to 4XX/XX17. The UPB has been updated as per the tape data in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the Note.	Collections Comments:The collection comments review as of 1XXX/XX18 states that the loan is in an active bankruptcy and the next due date is 5XX/XX17. As per collection comments, the reason for default is a reduction in income.
The loan has not been modified since origination.
No foreclosure activity has been found.
As per PACER records, the borrower has filed the bankruptcy under xx
xx
As per collection comments, the property occupied by the unknown and the property condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per PACER records, the borrower has filed the bankruptcy under xx
The motion to avoid lien was filed xx
Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   xx
Field: Original Appraised Value  xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101011110100000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001011110101   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "The available payment history is from XXX/XX16 to XXX/XX18 and as we require recent 12 months payment history; as ofXX/XX/XX18. So the required payment history is missing from XXX/XX18 toXX/XX/XX18."
* Describe the BK payment plan (Lvl 3)     "As per PACER records, the borrower has filed the bankruptcy under xx
The motion to avoid lien was filed xx	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."		Moderate	Pass	Fail	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92736375	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$680.88	$1,361.76	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	27.597%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$104,033.50	Not Applicable	6.000%	xx	XX/XX/XX17	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated xx The chain of assignment has been completed. Currently, the mortgagexx There is a civil judgment xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.1250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 7XX/XX15	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 4.1250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made onXX/XX/XX15
According to the PACER, the XXXX (borrower) had filed for bankruptcy under xx which states that arrearage was included in the plan for the amount xx and regular payment will pay directly to creditor.  Debtor shall pay to trustee in the amount of xx monthly for 60 months. Plan was confirmed on xx
Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney, which was completed on XXX/XX18. Foreclosure complaint was filed onxx
According to collection comment, no damages or repairs have been found.
No latest BPO report is available.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney, which was completed on XXX/XX18. Foreclosure complaint was filed on 5XX/XX18 with the xx
Bankruptcy Comments:According to the PACER, xx However, unsecured portion remained as xx. xx and an arrearage in the amount of xx. xx plan was filed onXX/XX/XX18, which states that arrearage was included in the plan for the amount xx and regular payment will pay directly to creditor. Debtor shall pay to trustee in the amount of xx monthly for 60 months. Plan was confirmed on xx	The loan modification agreement was made between borrower and xx. From unpaid principal balance, the deferred balance was xx. The interest bearing amount was xx with interest rate 4.125% and the modified P&I was xx. The first modified payment due date was 7XX/XX15 and the maturity date will be 6XX/XX55.	Origination Appraisal Credit Application Final Truth in Lending Discl. Right of Rescission HUD-1 Closing Statement	Field: Doc Date of Last Modification Loan Value: 7XX/XX15 Tape Value:XX/XX/XX15 |---| -139 (Days) |----| Comment: Date of modification is 7XX/XX15. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 111111111111001010000001   Variance:    Variance %:    Comment: Payment history string is 444443214444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444412344444   Tape Value: 100000010000111111111111   Variance:    Variance %:    Comment: Payment history string reversed is 444412344444   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   xx
xx
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: N/A&#xxD; Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, thexx
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 along with the estimated HUD-1 and itemization are missing from the loan file."	* Missing Appraisal (Lvl 2) "The appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "The final loan application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan file."		Moderate	Not Covered	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44982462	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,326.97	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	Yes	80.329%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$196,590.43	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	1XXX/XX Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx Therexx. First and second installments of 2018-2019 county taxes are due in the combined amount of xx. No prior year delinquent taxes found pending.	Review of payment history as of dated 08XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 5 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX15.	Collections Comments:Collection comments available from XX/XX/XX15 till XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 5 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The current unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX15.
The borrower Regina Dutton had filed bankruptcy under xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower Regina Dutton had filed bankruptcy under xx	Loan Modification agreement was made between xx with fixed amortized type beginning from first payment date XX/XX/XX15 and ends with the maturity date of XX/XX/XX55.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value:XX/XX/XX15 Tape Value: XX/XX/XX14 |---| -139 (Days) |----| Comment: 1XXX/XX xx . Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV)   xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101011111010101110101111   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101011101010111110101   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.   Tape Source: Initial   Tape Type:
xx	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there are three HOA liens active against subject property totaling in the amount of xx in the favor of The xx"
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, there are three xx. There is a possibility of foreclosure due to unpaid liens. This can be cure by repayment of unpaid liens."	* Settlement date is different from note date (Lvl 2) "Settlement date as per final HUD-1 is XX/XX/XX07; however, note date is XX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "Following are the required state disclosures missing from the loan file;
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation

Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
Construction Loan Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
																																																																																								* DTI > 60% (Lvl 2) "xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70765147	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$4,437.66	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.462%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$201,649.00	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	Updated title report as of XX/XX/xx shows subject mortgage was xx. No active judgments or liens found. Property appears current and exempt status for 2017 annual property tax.	The Payment History dated as ofXX/XX/XX reveals that the borrower has been delinquent from 1XXX/XX17 to date. The delinquency reflects for 11 months. The last payment was received on 1XXX/XX17 in the amount of xx, the current P&I is xx and rate of interest is 5.875%. The current unpaid principal balance as per tape data is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the xx and total arrearage amount is xx. Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to onXX/XX/XX18. Foreclosure complaint was filed on xx

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to onXX/XX/XX18. Foreclosure complaint was filed on 5XX/XX18. Foreclosure was put on hold due to subject borrower xx
Bankruptcy Comments:The borrower had filed the BK under the xx, the POC amount isxx and total arrearage amount is xx.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX34 |---| |----| Comment: Tape Source: Initial Tape Type:
xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV) xx
Field: Payment History String   Loan Value: 444444321444   Tape Value: 111011111101110110110000   Variance:    Variance %:    Comment: Loan is greater than 180 days delinquent.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: 000011011111101111110111   Variance:    Variance %:    Comment: Loan is greater than 180 days delinquent.   Tape Source: Initial   Tape Type:
xx
Field: Property City  xx
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: N/A due to project requirements. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per collection comment datedXX/XX/XX18, showsxx
* Payment History is not Complete (Lvl 3) "The available payment history is from XXX/XX16 to XX/XX/XX17, as we required latest 12 months payment history. The payment history is missing form XX/XX/XX17 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx. The state disclosures missing from the loan file are:
Authorization Fees, Charges and Expenses for xx
Financial Institution Choice of Insurance Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "The loan was originated by xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45544259	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$780.47	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.773%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of assignment is completed as the subject mortgage assignee has been transferred xx
1.  There is an active senior mortgage against the subject property in the xx.
2. There is junior mortgage against the borrower in xx
3. There is xx
The city taxes have been paid off in amount of xx.
There is delinqune taxes have been paid off in amount of xx of year 2017.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 5.125%and P&I xx.
Collections Comments:As per servicing comments, the loan is in bankruptcy. The reason for default is unemployment/decreased income. The current occupancy of borrower is occupied by unknown party.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 5.125%and P&I xx.

xx, unsecured amount is xxx and arrearage is xx. Chapter plan 13 was xx  shows that the debtor shall pay the payment as xx per month for 60 months. This plan was confirmed on XX/XX/XX17. No further information is available about the bankruptcy.

No details of foreclosure have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx unsecured amount is xxx and arrearage is xx. Chapter plan 13 was filed on xx, amended xx shows that the debtor shall pay the payment as xx per month for 60 months. This plan was confirmed xx. No further information is available about the bankruptcy.
Not Applicable	Missing Required State Disclosures Origination Appraisal Affiliated Business Disclosure	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX43 |---| |----| Comment: There is no modification. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent  xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000011110011111111000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000111111010011110000000   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Cash Out - Other Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "According to updated title report dated XX/XX/XX18 shows that xx
Release/ satisfaction of mortgage document does not found in loan file. Possible the claim can be filed. It can be cured if release of mortgage is made and recorded."
* Loan has been determined to have an unsecured debt (Lvl 3)     "The Schedule D of xx
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position due to as there is an active senior mortgage against the subject property in the favor of xx
Release/ satisfaction of mortgage document does not found in loan file. Possible the claim can be filed. It can be cured if release of mortgage is made and recorded."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx; however, required 'Choice of Insurance Agent' state disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator us moderate due to,
1. This loan failed the TILA finance charge test.
2. This loan failed the TILA foreclosure rescission finance charge test."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title dated XX/XX/XX18, there is a delinquent tax in the amount of xx during the year 2017 which was due on XX/XX/XX18."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,

This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92330484	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,241.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	27.926%	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX18	$233,704.55	Not Applicable	4.375%	xx	XX/XX/XX18	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage xx The chain of assignment has been completed. The last assignment isxx There are two Civil Judgment liens xx	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 9 months. The last payment was received on 8XX/XX18. the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Bankruptcy. The borrower is currently delinquent for 9 months. The last payment was received on 8XX/XX18. the payment applied date was 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

This modification agreement was made on xx

The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX17 and the complaint was filed on XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy on XX/XX/XX17. No further details have been found.

According to the PACER, the borrower xx. The debtor shall pay to the trustee xx for 1 to 60 months, under xx.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on 1XXX/XX17 and the complaint was filed on XX/XX/XX17. However, the foreclosure was put on hold as the borrower filed bankruptcy xx. No further details have been found.
Bankruptcy Comments:According to the xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 1 to 60 months, under xx.	This modification agreement was made between Lender xx. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest xx	Field: Doc Date of Last Modification Loan Value: XXX/XX15 Tape Value:XX/XX/XX14 |---| -172 (Days) |----| Comment: xx
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender doed not require MI.   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110110101100100000110101   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101011000101001101001011   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Purpose Per Application Loan Value: Construction/Perm Tape Value: Purchase Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "TIL was not hand dated by borrower."
																																																																																								* DTI > 60% (Lvl 2) "DTI is exceeded the threshold as borrower's income per final 1003 is xx and total expenses are in the amount of xx and no transmittal or AUS are available in the loan file to confirm the exact amount of income and liabilities of borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27160546	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$3,645.27	8/XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	PUD	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable			Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
As per the updated title report dated XX/XX/xx18, the subject mortgage is xx
The chain of assignment is complete, the current xx
No active judgments or liens have been found.
2018 taxes are due in the amount of xx.

As per the payment history, the current UPB is xx, the last payment has been received on XX/XX/XX17 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17, currently the borrower is 13 months behind his scheduled payments.
Collections Comments:As per the collection comments, the loan is currently in active bankruptcy and FC is on hold. Foreclosure has been referred to attorney on XX/XX/XX17,complaint has been filed on XX/XX/XX18, Borrower has filed xx and awaiting plan confirmation. As per the proposed plan the arrears amount o be paid is xx, borrower proposes to enter a modification for the secured claim and proposed date of completion is XX/XX/XX18.
As per the payment history, the current UPB is xx, the last payment has been received on XX/XX/XX17 in the amount of xx which has been applied for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17, currently the borrower is 13 months behind his scheduled payments.

Foreclosure Comments:Foreclosure has been referred to attorney on XX/XX/XX17,complaint has been filed on XX/XX/XX18, Currently FC is on hold due to bankruptcy.
Bankruptcy Comments:Borrower has filed xx bankruptcy on XX/XX/XX18 with xx. As per the proposed plan the arrears amount o be paid is xx, borrower proposes to enter a modification for the secured claim and xx	The Modification agreement has been made on XX/XX/XX17 Between xx The new principal balance amount is xx	Field: Doc Date of Last Modification Loan Value: 4XX/XX17 Tape Value:XX/XX/XX17 |---| 24 (Days) |----| Comment: Per modification agreement the date is XX/XX/XX17. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Review not required&#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001001110100000000000000   Variance:    Variance %:    Comment: converted to 0-4 scale   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001011110100   Variance:    Variance %:    Comment: converted to 0-4 scale   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX16 till XX/XX/XX18, we require 12 months of recent payment history, missing the payment history from XX/XX/XX18 till XX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxoan Data is: xx, Comparison Data is:xx; hence, variance is: -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
ThisXXX prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "xx.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
																																																																																								* DTI > 60% (Lvl 2) "The total is 4809.61 and expenses are xx, hence the DTI mor than 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73013785	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$979.79	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.481%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report as of XX/XX/xx18 shows subject mortgage was xx. There is an HOA foreclosure recorded onXX/XX/XX18 in the amount of xxx held by XXXX. There is an HOA foreclosure recorded onXX/XX/XX18 in the amount of xx 2017 Taxes are paid in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7.75%. The current unpaid principal balance is in the amount of xx.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy and the plan has been confirmed on xx.The loan has been last modified on xx. The new modified principal balance amount is xx to be paid at the rate of 7.75% and P&I of xx with payment starting from XX/XX/XX15 till XX/XX/XX35.
Borrower had filed bankruptcy under xx and an arrearage in the amount of xx. Order granting relief from stay filed on xx.  Stay has been lifted on property due to non-payment of post -petition payments from xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 7.75%. The current unpaid principal balance is in the amount of xx. Currently borrower is 8 months behind his scheduled payments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
Bankruptcy Comments:  Borrower had filed bankruptcy under xx  and an arrearage in the amount of xx. Order granting relief from stay filed on xx.  Stay has been lifted on property due to non-payment of post -petition payments from 5XX/XX18 to 1XXX/XX18.
The modification agreement has been made on XX/XX/XX15 between xx
The new principal balance amount is xx to be paid at the rate of 7.75% and P&I of xx with payment starting from XX/XX/XX15 till XX/XX/XX35.
Field: Doc Date of Last Modification Loan Value:XX/XX/XX15 Tape Value:XX/XX/XX15 |---| -60 (Days) |----| Comment: doc date of mod isXX/XX/XX15 Tape Source: Initial Tape Type:
Field: Modification Original Rate  xx
Field: Original Appraised Value xx
Field: Payment History String   Loan Value: 4444444444444444444444   Tape Value: 000110110100001101101100   Variance:    Variance %:    Comment: converted to 0-4 rating scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 4444444444444444444444   Tape Value: 001101101000001011001000   Variance:    Variance %:    Comment: converted to 0-4 rating scale   Tape Source: Initial   Tape Type:
																																																																																				xx	A				* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86861057	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,211.20	8/XX/XX21	Unavailable	No	Modification/Short Sale Pending	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.569%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$258,183.69	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx
The chain of the assignment is complete. The latest assignment was from xx
There are no active judgments or liens found.
The 2019 year's Combined 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2019 year's Combined 2nd Installment taxes will be due in the amount of xx, for the due date XX/XX/xx18.
No prior year delinquent taxes are found.

The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to XX/XX/XX18. The borrower is delinquent for more than 18 months
The next payment due date is for XX/XX/XX17.
The last payment received date was XX/XX/XX17 in the amount of xx, with rate of interest is 5.75%.
The current P&I xx is and PITI is xx. The current unpaid principal balance reflected  is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.	Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for XX/XX/XX17.
The last payment received date was XX/XX/XX17 in the amount of xx, with rate of interest is 5.75%.
The current P&I xx is and PITI is xx. The current unpaid principal balance reflected  is in the amount of xx.
The borrower is making payment as per “Note document”. The loan has not been modified since origination.
As per the review of servicing comments on XX/XX/XX16, reason for default is Illness of family member.
But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the review of servicing comments, the foreclosure was initiated. The foreclosure was referred to attorney xx
As per the review of servicing comments onXX/XX/XX17, the property is occupied by the owner and no damage was found to the found.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated. The foreclosure was referred to attorney on XX/XX/XX17. The Complaint was filed on XX/XX/XX18. The foreclosure was put on hold due to xx bankruptcy filing case # XXXX on XX/XX/XX18.
Bankruptcy Comments:The borrower XXXX had filed bankruptcy xx case # XXXX on XX/XX/XX18. According to the proposed xx plan filed on XX/XX/XX18, the debtor shall pay to trustee xx per month for 56 months.
The lender had filed POC on 9XX/XX18 with the total amount xx and amount of arrearage is xx.
Not Applicable	HUD-1 Closing Statement Right of Rescission Origination Appraisal	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX33   Variance:    Variance %:    Comment: The borrower is making payment as per “Note document”. The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001011111100000000000000   Variance:    Variance %:    Comment: As per the payment history string as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000001111110100   Variance:    Variance %:    Comment: As per the payment history string reversed as 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street xx	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file; however, values are taken from initial HUD-1 located at xx"
* Settlement date is different from note date (Lvl 3)
* Final TIL Date after actual transaction date (Lvl 3)	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing in the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing in the given loan file."
* DTI > 60% (Lvl 2)     "As per Final Application, the total monthly income is in the amount of xx and the total monthly expenses are in the amount of xx. The monthly income  is less than expenses."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA Finance Charge Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx xx -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53245630	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$878.33	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.573%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated onxx
There is an active senior mortgage with subordination agreement which has been found on the updated title report
There is a senior mortgage with subordination agreement xx
1st installment of 2018-19 year County property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018 combined property tax is due on XX/XX19 in the amount of xx.	Review of the payment history provided fromXX/XX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%. Borrower is currently making the payment according to the modification terms. Loan modification agreement was made xx. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX57. Reason for Modification is Financial Hardship.
Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 1XXX/XX16 and complaint was filed on XX/XX/XX16. Borrower has filed bankruptcy under xx. Recently sale date was scheduled forXX/XX/XX18 but it get postponed due to active bankruptcy.  Current borrower is in active bankruptcy.
Borrower has filed bankruptcy under xx  therefore the unsecured portion is xx. xx amended Plan was filed onXX/XX/XX17 which shows that the debtor will pay xx per months for 60 months. The debtor will cure all prepetition arrearage for the subject claim which is in the total amount of xx.  Order Confirming xx Plan was filed onXX/XX/XX17 which shows that the debtor plan which was filed on xx  is hereby confirmed.  Motion for Relief from Stay - Real Property was filed on xx
As per latest comment datedXX/XX/XX17 subject property is occupied by the owner and in average condition however no need to repair.
Foreclosure Comments:Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 1XXX/XX16 and complaint was filed on XX/XX/XX16. Borrower has filed bankruptcy under xx. Number of time sale was scheduled but it gets postponed due to active bankruptcy. Recently sale date was scheduled forXX/XX/XX18 but it get postponed due to active bankruptcy.  Current borrower is in active bankruptcy.
Bankruptcy Comments:Borrower has filed bankruptcy under xx which shows that the amount of arrearage is xx and amount of secured claim is xx. Schedule D of voluntary petition dated xx therefore the unsecured portion is xx. xx amended Plan was filed onXX/XX/XX17 which shows that the debtor will pay xx per months for 60 months. The debtor will cure all prepetition arrearage for the subject claim which is in the total amount of xx. Order Confirming xx Plan was filed on xx which shows that the debtor plan which was filed on xx is hereby confirmed. Motion for Relief from Stay - xx. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx. The new modified rate is 4.125% and borrower promises to pay P&I in the amount of xx beginning on XXX/XX17. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 1XXX/XX57. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: XX/XX/XX17 Tape Value:XX/XX/XX18 |---| 194 (Days) |----| Comment: Mod agreement not available. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   xx
Field: Original Standard LTV (OLTV)   xx
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000011111000000001   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000111110000000000   Variance:    Variance %:    Comment: Per payment history   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.44%   Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Referral Date Loan Value: 1XXX/XX16 Tape Value: 1XXX/XX16 Variance: 5 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Updated Title Report dated XX/XX/XX18 shows an open xx , Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage
The subject property is located in xx  and there can be possibility of foreclosure due to this unpaid mortgage and it can be cured if this mortgage is paid off with unpaid interest &late fees (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position as updated title report dated XX/XX/XX18 shows an open senior mortgage in the amount of xx dated XX/XX/XX86 and recorded on XX/XX/XX87 in the favor of xx, Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR is available in the loan file but transaction date isXX/XX/XX07 after note dateXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file.
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal"
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 Settlement date is XX/XX/XX07 which is after then original note dateXX/XX/XX07."
* Not all borrowers signed HUD (Lvl 2)     "As final HUD-1 is available in the loan file but it is not sign by the borrower."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Foreclosure Delay or Contested (Lvl 2) "As per comment datedXX/XX/XX17 contested matter has identified which was for additional fee request. Comment datedXX/XX/XX16 shows that the contested matter is resolved."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85016258	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	West Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$507.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.864%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx16 shows that the subject mortgage was originated on xx
There is an active multiple civil judgment has been found against the subject borrower which is in the total amount of xx in favor of multiple Plaintiffs which was recorded on multiple date.
There is an active Water/Sewer/utilities xx
2018 year annual City tax was paid on XX/XX/xx18 in the amount of xx.
2018 year annual School tax was paid on XX/XX/xx18 in the amount of xx.
Review of the payment history provided from XX/XX/XX16 to 8XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of XXX/XX17. The next due date is XXX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of XXX/XX17. The next due date is XXX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made betweenxx. The new modified rate xx  Loan modification agreement was made xx . The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx. The interest bearing amount is xx and the maturity date is 5XX/XX56. Reason for Modification is Financial Hardship.
Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx Later on sale date was postponed to 1XXX/XX18. Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information available in the collection comments to now the current status off foreclosure.
Borrower has filed bankruptcy under xx  which shows that the amount of secured claim is xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected onXX/XX/XX18. Amended xx Plan was filed on XX/XX/XX18 which shows that the Debtor shall pay the Trustee xx per month for the first three (3) months; and xx for the remaining fifty-seven (57) months. Debtor will pay prepetition arrearage to subject creditor which is in the total amount of xx. Currently debtor is in active bankruptcy.
There is no information available in the collection comments to know the current status of occupancy and no damage has been found however no need to repair.
Foreclosure Comments:Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx. Later on sale date was postponed to 1XXX/XX18. Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information availale in the collection comments to now the current status off foreclosure.
Bankruptcy Comments:Borrower has filed bankruptcy under xx and the amount of arrearage is xx. xx Plan was filed on xx which was objected onXX/XX/XX18. Amended xx Plan was filed on xx which shows that the Debtor shall pay the Trustee xx per month for the first three (3) months; and xx for the remaining fifty-seven (57) months. Debtor will pay prepetition arrearage to subject creditor which is in the total amount of xx. Currently debtor is in active bankruptcy.	Loan modification agreement was made between xx. The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx Loan modification agreement was made between xx, on 6XX/XX16. The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx. The interest bearing amount is xx and the maturity date is 5XX/XX56. Reason for Modification is Financial Hardship.	Right of Rescission Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: 6XX/XX16 Tape Value: XXX/XX16 |---| -119 (Days) |----| Comment: xx
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Foreclosure Judgment Entered Date   Loan Value: Unavailable   Tape Value: 5XX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   Loan Value: 76%   Tape Value: 76%   Variance:    Variance %: 0.33%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 76%   Tape Value: 76%   Variance:    Variance %: 0.33%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000011000000000000000001   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000000000000000100000   Variance:    Variance %:    Comment: Date of MOD, executed.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Referral Date   Loan Value: 5XX/XX17   Tape Value: 5XX/XX17   Variance: 2 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 Variance: -1 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Review of updated title report dated XX/XX/XX18 shows that there is an active Water/Sewer/Utilities Liens against subject property, as follows-
There is an active Water/Sewer/utilities charge against the subject property in the amount of xx
The subject property is located in xx
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Review of updated title report dated XX/XX/XX18 shows that the subject mortgage went on second lien position as there is an water/sewer/utilities charges against subject property as follows-
There is an active Water/Sewer/utilities charge against the subject property in the amount of xx	* Recent Foreclosure Sale - Need Update (Lvl 3) "Review of the collection comments shows that the foreclosure was initiated and referred to attorney on 5XX/XX17 and complaint was filed onXX/XX/XX17. Sale date was scheduled for 8XX/XX18 but foreclosure file was placed on hold due to borrower has filed bankruptcy under xx . Comment datedXX/XX/XX18 shows that the sale date was postponed to XX/XX/XX18 from 1XXX/XX18 due to active bankruptcy. There is no further information available in the collection comments to now the current status off foreclosure."
* Payment History is not Complete (Lvl 3) "Payment history is available in the file from XX/XX/XX16 to 8XX/XX18, however, we require latest 12 months payment history; Payment history is missing from XXX/XX18 to 7XX/XX18."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88096098	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
The chain of assignment is completed as the subject mortgage assignee has been transferred from xx

1. There is junior mortgage xx

2. The civil judgment against the borrower in amount of xx
No delinquent taxes have been found.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 10 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified xx
Collections Comments:Available servicing comment shows that the subject property is occupied by unknown. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 10 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified xx

xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on xx, debtor shall pay the payment xx for every weeks and this plan was confirmed on XX/XX/XX18. No further information is available about the bankruptcy.

The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX15 and the new maturity date will be XX/XX/XX55.The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 7.5% and modified P&I xx.

Review of collection comment stated that the foreclosure was initiated in 2017; the FC file was referred to an attorney on 1XXX/XX17. The complaint was filed on XX/XX/XX17. The FC file was placed on hold due to bankruptcy was filed on 1XXX/XX17 under xx. The currently loan is in BK status. No further information is available about the FC file.
Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in 2017; the FC file was referred to an attorney on 1XXX/XX17. The complaint was filed on XX/XX/XX17. The FC file was placed on hold due to bankruptcy was filed on xx. The currently loan is in BK status. No further information is available about the FC file.
Bankruptcy Comments:Borrower “XXXX” filed Bankruptcy under the xx therefore; the unsecured portion is xxCreditor was filed the xx, unsecured amount is xxx and arrearage is xx. xx plan was filed on XX/XX/XX17, debtor shall pay the payment xx for every weeks and this plan was confirmed on XX/XX/XX18. No further information is available about the bankruptcy.
The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX15 and the new maturity date will be XX/XX/XX55.The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 7.5% and modified P&I xx.	Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000110010001000000001110   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 011100000000100010001000   Variance:    Variance %:    Comment: Payment history string reversed is 0111000000000001   Tape Source: Initial   Tape Type:
xx	B	* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX16 to XX/XX/XX18. However, we required complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1988262	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,298.37	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	56.651%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$94,242.01	Not Applicable	4.875%	xx	XX/XX/XX15	Financial Hardship	Review of the updated title report dated XX/XX/xx18 shows the subject loan originated xx . The legal description is inconsistent from vesting deed to mortgage.	Review of the payment history dated XX/XX/XX18 shows the borrower is delinquent. The last payment made on XX/XX/XX18 applied to XX/XX/XX18. The next payment due is XX/XX/XX18. The unpaid principal balance was not provided on this payment history, hence the data tape value of xx was considered.	Collections Comments:Review of the payment history dated XX/XX/XX18 shows the borrower is delinquent. The last payment made on XX/XX/XX18 applied to XX/XX/XX18. The next payment due is XX/XX/XX18. Per servicing commentd dated XX/XX/XX16, the borrowers are divorced. The coborrower stated that she does not know why the loan is behind and has not lived in the home since XX/XX16. She also stated that they are going through court litigation for divorce and court date is set for XX/XX/XX16. The reason for default is divorce. Borrower had filed bankruptcy xx. Nor further details.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy xx and an arrearage in the amount of xx. Schedule D in voluntary petition datedxx. Unsecured portion is xx. According to the order confirmed xx plan dated onXX/XX/XX17, the debtor shall pay to trustee xx weekly and will increase to xx May 1, 2019 when the child support obligation for his eldest son terminates.	The loan was modified for xx	Origination Appraisal	Field: Doc Date of Last Modification Loan Value:XX/XX/XX12 Tape Value:XX/XX/XX12 |---| 10 (Days) |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 44444444444   Tape Value: 000000000001110111111111   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 44444444444   Tape Value: 111111111111100000000000   Variance:    Variance %:    Comment: Payment history string reversed is 4444444444.   Tape Source: Initial   Tape Type:
Field: xx
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* Property is Mobile Home (Lvl 4) "Home not affixed. The Appraisal report is missing from the loan file. As per the BPO report dated XX/XX/XX13, the subject property type is manufactured home. Title policy doesn't show ALTA 7 endorsement incorporated in the policy. No affidavit of affixation is available in the loan file. Also, there is no VIN# mentioned on the legal description of the mortgage. Latest tax report shows property type as mobile home. However, the updated title dated XX/XX/XX18, reflects VIN number "MY911899K"; but tax report shows mobile home title is not retired."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on subject mortgage which was recorded on XX/XX/XX03 is inconsistent with the Vesting Deed which was recorded on XX/XX/XX94. This can be cured by reformation agreement or re-recording of the mortgage with correct legal."
																																																																																							* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D of volunteer petition showsxxx. Did not see comment indicating cram down."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22769275	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,268.27	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	54.975%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$108,667.36	Not Applicable	3.500%	xx	XX/XX/XX17	Financial Hardship	Updated title report as of XX/XX/xx18 shows xx There is one mortgage which was xx Current year taxes are due in the amount of xx. There are no active liens or judgments. All other Taxes are paid.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to present. The last payment was received onXX/XX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.
Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18.
Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX16 to present. The last payment was received onXX/XX/XX17 in the amount of xx and it was applied for the due date 1XXX/XX16. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx.
Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18.
 The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX17. The judgment was filed onXX/XX/XX17 and the hearing was scheduled onXX/XX/XX18. No further details have been found.
Borrower had filed bankruptcy under xx  and an arrearage in the amount of xx. The debtor(s) propose to pay the trustee the sum of xx monthly for 36 months. The total amount to be paid into the plan is xx .There is no comment indicating a cramdown.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX17.  The judgment was filed onXX/XX/XX17 and the hearing was scheduled onXX/XX/XX18. No further details have been found.
Bankruptcy Comments:Borrower had filed bankruptcy xx and an arrearage in the amount of xx. The debtor(s) propose to pay the trustee the sum of xx Monthly for 36 months.The total amount to be paid into the plan is xx .There is no comment indicating a cramdown.	Not Applicable	Origination Appraisal Good Faith Estimate	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 8XX/XX42 |---| |----| Comment: loan has not been modified Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 113%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 51%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000111010000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000010111000000000   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is incomplete, it is missing for 9 months from the date XX/XX/XX17 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.

This loan failed the TILA foreclosure rescission finance charge test."
* DTI > 60% (Lvl 2)     "As per 1003 datedXX/XX/XX12, the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, DTI  is exceeding 60%."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx"
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good faith eastimate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58921277	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,044.45	9XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.733%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated onxx
No active liens and judgments against the borrower.
Combine annual taxes are due for the year 2018 in the amount of xx on XX/XX/xx18.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the original note terms.	Collections Comments:The loan is currently in Bankruptcy. According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 6 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. As per the tape data as ofXX/XX/XX18, the UPB reflected in the amount of xx. The borrower has been making the payments as per the original note terms.
According to review of the loan file, this is xx
The reason for default is unavailable.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the unknown party.  No damages or repairs have been found. No further details have been found regarding the condition of subject property.
The borrower’s intention is to keep the property.
According to the PACER, the borrower had filed bankruptcy under xx and the debtor shall pay P&I to the trustee in the amount of xx per week, however, the tenure is not provided in the plan and order confirmation document. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cramdown.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx and the debtor shall pay P&I to the trustee in the amount of xx per week, however, the tenure is not provided in the plan and order confirmation document. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx ; however, the unsecured portion is xx. There is no comment indicating a cramdown.	Not Applicable	Origination Appraisal Good Faith Estimate	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: XXX/XX43 |---| |----| Comment: As per the note Maturity date is XXX/XX43. Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: 6 (Days)   Variance %:    Comment: As per the note original note dateXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 000000000001111111011111   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444432144444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 111110111111100000000000   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 444441234444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Home improvement Variance: Variance %: Comment: Did not used for review.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comment history is available from XX/XX/XX16 toXX/XX/XX18, however, it is missing from 9XX/XX16 to XX/XX/XX16. As we require latest 24 months comment history for review."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the xx; however, the unsecured portion is xx."	* Missing Appraisal (Lvl 2) "Appraisal is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial truth in lending disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrowers."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Good faith estimate disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49004129	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,753.66	8XX/XX21	Unavailable	Not Applicable	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	59.801%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$253,895.57	Not Applicable	4.750%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated onXX/XX/xx07 in the amount of xx with XXXX as nominee for xx. There is a state tax lien or warrant open against the borrower xx. There is a civil judgment open against the borrower xx . 2018-2019 1st half taxes are due until XX/XX/xx18, in the amount of xx. 2018-2019 2nd half taxes are due untilXX/XX/XX19, in the amount of xx. No any prior year taxes are delinquent as per updated title report.	The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 70 months and next payment due date was for 1XXX/XX12. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX12. The UPB is being reflected in payment history in the amount of xx and accrued interest in the amount of xx.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 1XXX/XX12. Borrower requested a loan modification similar to one that he received on an identical loan. If his request for a similar modification can't be approved then borrower requested what amount was acceptable for a short sale. According to the updated title report, the current ownership in the name of xx. The debtor was discharged onxx and the bankruptcy was fully terminated onxx. The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 70 months and next payment due date was for 1XXX/XX12. The last payment was received on 8XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX12. The UPB is being reflected in payment history in the amount of xx and accrued interest in the amount of xx. The reason for default is unable to be determined from the latest collection comments. The subject property is occupied by unknown. The willingness and the ability of the borrower seem to be poor. No evidences are available in the latest 12 months servicing comments regarding damage of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on xx.	This is conventional fixed rate mortgage with P&I of xx with the rate of interest 6.875% and a maturity date of 4XX/XX37. The P&I as per payment history tape data is the xx and the rate of interest is 6.875%. However, there is a change in P&I with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified with a modified principal balance of xx. The modification document is not found in the loan file.

Modification Credit Application	Field: Doc Date of Last Modification Loan Value: Unavailable Tape Value: 9XX/XX17 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: 1XXX/XX10   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: # 1-104   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000010000101111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111101000010000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with xx. The P&I as per payment history tape data is the xx and the rate of interest is 6.875%. However, there is a change in P&I with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified with a modified principal balance of xx. The modification document is not found in the loan file."	* Payment History is not Complete (Lvl 3) "The Payment History is missing from 9XX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history however the information is updated from the prior payment history available fromXX/XX/XX15 toXX/XX/XX18."
* Subject property is in xx (xx) (Lvl 3) "According the updated title report shows the current borrower xx.	* Application Not Signed by All Borrowers (Lvl 2) "Final 1003 is missing in loan file. However values are updated as per unexecuted application located at " xx""
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According the updated title report shows the current borrower "xx
* Deceased Borrower(s) (Lvl 2)     "According to the updated title report the xx
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing in loan file. However values are updated as per unexecuted application located at " xx""		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16596859	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,911.02	8/XX/XX21	Unavailable	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx
The chain of assignment his completed as the latest assignment is with xx

Active mortgages, liens and judgments are as follows:

1. There is an active xx

2. There are another 2 active junior HOA/COA liens are available in the updated title report; however, the liens were against different unit# (subject property).

The 1st installment of 2018-2019 year County taxes are due on XX/XX/xx18 in the amount of xx and the 2nd installment are due onXX/XX/XX19 in the amount of xx. No prior year delinquent taxes are found in the updated title report.
The 2017 taxes are paid in the amount of xx. The 2016 taxes are paid in the amount of xx.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the tape as xx. Borrower is currently making payments according to the loan modification agreement which was made onXX/XX/XX17.
Collections Comments:The subject loan is currently in active Bankruptcy; the subject loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received onXX/XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made onXX/XX/XX17.
The servicing comment datedXX/XX/XX18 states that the reason for default of the loan is illness of borrower in November 2017 since then he was not working.
The debtor, xx filed for bankruptcy underxx
According to the debtor's xx plan which was filed on xx, the pre-petition arrearage will be paid through the plan with the monthly payment of xx for the total amount of xx.
The creditor objected to the debtor's confirmation plan as on xx, Debtor filed a xx Plan listing an Estimated Arrearage Amount Owed to xxx as xx. However this amount falls short of the actual amount owed. The pre-petition arrears, including payments, late charges, escrow advances and accrued fees and costs are approximately xx, however this is only an approximation and xx will file a valid Proof of Claim.
The trustee filed a notice of intent to lodge dismissal order on XX/XX/XX18 for failure to comply with the Trustee Recommendation and failure to file an objection to the Recommendation and obtain a hearing date.
The POC was filed on xx with an arrearage of xx.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on XXX/XX18 and the complaint was filed on 4XX/XX18. The foreclosure judgment was entered onXX/XX/XX18. The foreclosure sale was scheduled for 7XX/XX18. However, the foreclosure sale was put on hold as the borrower filed bankruptcy on xx
The debtor, xx.
According to the debtor's xx plan which was filed on xx, the pre-petition arrearage will be paid through the plan with the monthly payment of xx for the total amount of xx.
The creditor objected to the confirmation plan as on XX/XX/XX18, Debtor filed a xx Plan listing an Estimated Arrearage Amount Owed to xx as xx. However this amount falls short of the actual amount owed. The pre-petition arrears, including payments, late charges, escrow advances and accrued fees and costs are approximately xx, however this is only an approximation and xx will file a valid Proof of Claim.
The trustee filed a notice of intent to lodge dismissal order on xx for failure to comply with the Trustee Recommendation and failure to file an objection to the Recommendation and obtain a hearing date. The POC was filed on xx  with an arrearage of xx.
The loan was modified on xx out of which xx has been deferred and the new interest bearing amount will be in the amount of xx and borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 3.990 % beginning from 1XXX/XX17 to the new maturity date of 1XXX/XX57.	Notice of Servicing Transfer Mortgage Insurance Missing Dicsloures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX17 Tape Value:XX/XX/XX17 |---| 8 (Days) |----| Comment: . Tape Source: Initial Tape Type:
Field: Original Appraised Value   xx
Field: Original CLTV Ratio Percent   Loan Value: 127%   Tape Value: 127%   Variance:    Variance %: -0.24%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 127%   Tape Value: 127%   Variance:    Variance %: -0.24%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: 112   Tape Value: # 112   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444222   Tape Value: 100100001010110000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444222.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222444444444   Tape Value: 000000000111010100001001   Variance:    Variance %:    Comment: The Payment History String reversed is 222444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: xx
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject xx
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Lower rate or term Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "PMI certificate is missing from the loan file as LTV of the loan is exceeded 80.000% and the loan data tape also shows the PMI is required."	* LTV or CLTV exceeds 104% (Lvl 2) "LTV/CLTV of the loan is exceeded 100% as the appraised value of the subject property is xx which is less than the loan amount (xx)."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing transfer disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final executed TIL is not hand dated by the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20743388	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$19,505.58	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	9.900%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated xx
The chain of assignment is complete. The assignment wasxx

Currently the assignment is with XXXX

No active judgments or liens found.
2018-2019 1st half county taxes are due on XX/XX/xx18 in the amount of xx.
2018-2019 2nd half county taxes are due onXX/XX/XX19 in the amount of xx.

No any prior year taxes are delinquent as per updated title report.	The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 6 months and next payment due date was for XXX/XX18. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected in payment history in the amount of xx with accrued interest in the amount of xx.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is XXX/XX18. According to the PACER, the borrower had filed for bankruptcy under xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 30 years. Motion to relief filed onXX/XX/XX16. According to the collection comments dated XX/XX/XX16, xx filed with cramdown treatment. Collection comment dated XX/XX/XX17 states, the servicer was able to find crammed down interest rate and term for the loans, but could not find the new UPB or loan amount. As of collection comment date states that the borrower has been paying, according to the bankruptcy modification plan and he has been delinquent since 6 months.
The Payment History is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months complete payment history. However; the tape data shows the borrower is delinquent for 6 months and next payment due date was for XXX/XX18. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB is being reflected in payment history in the amount of xx with accrued interest in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
Subject property is occupied by unknown. The willingness and the ability of the borrower seem to be poor. No evidences are available in the latest 12 months servicing comments regarding damage of the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of the xx per month for a period of 30 years. Motion to relief filed onXX/XX/XX16.	Not Applicable	Good Faith Estimate Origination Appraisal	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: XXX/XX18 |---| |----| Comment: Missing copy of modification to validate info. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A due to project requirements.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 9XX/XX47   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX17   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 4.0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: # 115   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443211234   Tape Value: 001011000000000001000000   Variance:    Variance %:    Comment: Loan is just over 180 days delinquency.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432112344444   Tape Value: 000000100000000000110100   Variance:    Variance %:    Comment: Loan is just over 180 days delinquency.   Tape Source: Initial   Tape Type:
xx	B	* Payment history missing (Lvl 3) "Missing two months of payment history for Sept & Oct 2018."	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good Faith Estimate is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
																																																																																								* Initial Good Faith Estimate is Missing (Lvl 2) "Initial Good Faith Estimate is missing from the loan file."		Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91416836	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,850.49	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.924%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$97,543.47	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx
No active judgment or liens have been found.
The annual combined taxes of 2018 due in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower xx and the arrearage amount is xx.As per xx plan Debtor shall pay to the Trustee the sum of xx a Bi-Weekly. There is no comment indicating a cram down.
A review of collection comment shows no indication of post closing foreclosure activity.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower has been delinquent for 10 months and next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due date 9XX/XX17. The UPB is reflected in the amount of xx till the due date of 9XX/XX17. The borrower has been making the payments as per the modification agreement.
The loan modification agreement was made on xx. The New Principal Balance stated in the modification is xx.
The latest property inspection report is not available in the loan file to determine current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and the arrearage amount is xx.As per xx plan Debtor shall pay to the Trustee the sum of xx a Bi-Weekly. There is no comment indicating a cram down.	The loan modification agreement was made on xx .The borrower promises to make a monthly payment of xx with the interest rate of 5.750% beginning from 4XX/XX16 to till maturity date XXX/XX36. The New Principal Balance stated in the modification is xx	xx
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0010401335969818   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.00%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.04%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 90%   Tape Value: 90%   Variance:    Variance %: -0.04%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 001011011011001001101101   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 101101100000110110110100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed 44444444444. &#xxD;   Tape Source: Initial   Tape Type:
																																																																																				xx	B		* Issue with the legal description or recorded instrument (Lvl 3) "The legal description of vesting deed xx. However, Parcel xx and Parcel xx legal description is missing from the Recorded mortgage and Final Title Policy. A part of the legal description of the Mortgage instrument and deeds doesn't match. This could be cured through reformation"	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43483311	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$856.68	9XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.063%	First	Final policy	Not Applicable	xx	XX/XX/XX11	$103,555.68	Not Applicable	5.750%	xx	XX/XX/XX11	Financial Hardship	xx
The chain of assignment has been completed. xx
xx
There are active HOA liens on subject property recorded on xx the document.

The Town first installment Taxes for the year 2017  have been paid in the Amount of xx.
The Town Second installment Taxes for the year 2017  have due in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.
As per the review of payment history, the borrower is delinquent for 26 months and is next due is 6XX/XX16. As per payment history, the last payment was received on 8XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per payment history, the UPB is reflecting is in the amount of xx.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Active Bankruptcy.
xx. According to the Amended xx Plan the debtor shall pay to the trustee the sum of xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xx and the Value of xx . However, the unsecured portion is xx.The creditor xx  and the arrears of xx. Bankruptcy document does not reflect cramdown.

As per Seller tape data, the foreclosure was initiated in 2013 and file referred to an attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13 and the foreclosure judgment was entered on XX/XX/XX13. As per collection comment foreclosure was put on hold due to borrower had filed xx . According to collection comment, no further details have found regarding foreclosure details as we have collection comment tillXX/XX/XX18.
As per Servicing comment unable to determine the reason for default.
The borrower is delinquent for 26 months and is next due is 6XX/XX16. As per payment history, the last payment was received on 8XX/XX18, in the amount of xx, and PITI is in the amount of xx. As per payment history, the UPB is reflecting is in the amount of xx.
As per collection comment datedXX/XX/XX17 property is occupied by an unknown party. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:As per Seller tape data, the foreclosure was initiated in 2013 and file referred to an attorney onXX/XX/XX13. The complaint was filed onXX/XX/XX13 and the foreclosure judgment was entered on XX/XX/XX13. As per collection comment foreclosure was put on hold due to borrower had filed bankruptcy on 5XX/XX17. According to collection comment, no further details have found regarding foreclosure details as we have collection comment tillXX/XX/XX18.
Bankruptcy Comments:xx. According to the Amended xx Plan the debtor shall pay to the trustee the sum of xx per month for 60 months. As per voluntary petition Schedule D amount of claim without deducting the xx . However, the unsecured portion is xx.The creditor XXXMortgage. xxand the arrears of xx. bankruptcy document does not reflect cramdown.

Not Applicable	Right of Rescission HUD-1 Closing Statement Credit Application Origination Appraisal Final Truth in Lending Discl. Title Evidence	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX35   Variance:    Variance %:    Comment: Loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 66%   Variance:    Variance %:    Comment: An appraisal report is missing from the loan file. The tape data is entered and the CLTV ratio is 66.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: 2   Tape Value: # 2   Variance:    Variance %:    Comment: As per Note document parsed street address apartment or Unit 2.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010000000101110110111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111111011111101000000010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
xx
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Lower rate or term Variance: Variance %: Comment: The final application is missing from the loan file, the purpose of refinance is unavailable.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Title Review shows major title concern (Lvl 3) "XXX report dated XX/XX/XX18 shows, there is active HOA liens on subject property recorded on XX/XX/XX13 in favor of xx However, the amount is not mentioned on the document.
Subject Property is located in the state of xx. There is a risk of property been foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid liens along with late fees and unpaid interest."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final Settlement statement along with Estimated Hud-1 and Itemization are missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per voluntary petition Schedule D amount of claim without deducting the value of the collateral xx
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per Updated Title report dated XX/XX/XX18, the subject mortgage is a second lien position as there is active HOA liens on subject property recorded xx	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application / 1003 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report  is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject, the mortgage was in the name of Kipsamone Reith. As per the updated title report, the property transferred through xx
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Mortgage Riders incomplete / inaccurate (Lvl 2) "Missing Condo Rider to be filed with Mortgage."		Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42915137	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,329.46	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.394%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on xx. There are two junior federal tax liens against the borrower xx which was recorded on different dates. The annual county taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/xx18, XX/XX/XX19 respectively. No prior years of delinquent taxes have been found.	The review of Payment history as of XX/XX/XX18 the borrower is currently delinquent for 5 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX16, the reason for default is an illness of principal borrower.

The loan has been modified, this Step modification agreement was signed between the borrower xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly  P&I of xx beginning from XX/XX/XX13. The maturity is dated onXX/XX/XX53.
The foreclosure was not initiated since origination.
The borrower xx. The plan was confirmed on XX/XX/XX17. The POC was filed on xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx. The value of collateral that supports this claim is xx. According to the Amended xx plan dated xx, the debtor shall pay the trustee variable payment monthly for a period of 60 months. The base plan amount is xx.
The subject property is occupied by an unknown party.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx. The plan was confirmed on xx. The POC was filed on xx and the arrearage is xx. Schedule-D in Voluntary petition shows xx. The value of collateral that supports this claim is xx. According to the Amended xx plan dated XX/XX/XX17, the debtor shall pay the trustee variable payment monthly for a period of 60 months. The base plan amount is xx.	This Step modification agreement was signed between the xx. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 3 steps ending at 3.500%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX13. The maturity is dated onXX/XX/XX53.

Origination Appraisal Title Evidence Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment: Appraisal report is missing from the loan file, appraised value is considered as xx. Hence, the CLTV ratio is 80.00%.   Tape Source: Initial   Tape Type:
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111100011111101000011111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 4444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 111110000101111110011111   Variance:    Variance %:    Comment: The Payment History String reversed is 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
xx	B	* Missing Title evidence (Lvl 4) "Final title policy along with commitment or preliminary report is missing from the loan file."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Missing Appraisal (Lvl 2)     "The Appraisal report is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to Note, the note date is XX/XX/XX07. However, as per HUD-1, the settlement date is XX/XX/XX07 which is different from the note date."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are two junior federal tax liens against the xx
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6651824	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$538.62	6XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	15.309%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated XX/XX/xx18, The subject mortgage is dated xx. There is a junior lien recorded on xx. 2017 taxes are paid in the amount of xx.	The payment history is missing in the loan files. As per the payment history dated XX/XX/XX17, the last payment has been made on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 12 behind his scheduled payments. The current UPB is xx plus the deferred amount of xx.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy, Foreclosure has been referred to attorney on XX/XX/XX18, complaint has been filed on XX/XX/XX18. xx and amount of arrears is xx. As per the confirmed plan borrower shall pay to the trustee xx in the monthly amount of xx. Motion for relief has been filed on XX/XX/XX18. As per the schedule -D of the voluntary petition the unsecured amount is xx.
The payment history is missing in the loan files. As per the payment history dated XX/XX/XX17, the last payment has been made on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17, the loan is next due for XX/XX/XX17. Currently the borrower is 12 behind his scheduled payments. The current UPB is xx plus the deferred amount of xx.
As per the comments dated  XX/XX/XX17, Borrower has had paid from some repairs  for water damage, RFD stated by borrower is many things one of which is damages insurance did not cove the xx, damages stated are for roof repairs due to extensive rain , as per the borrower the company that put the roof went out of business . Borrower is getting the check on the name of xx and called to confirm how to process the check, no further information regarding the how much claim amount is received by the borrower is found.

Foreclosure Comments:Foreclosure has been referred to attorney on XX/XX/XX18, complaint has been filed on XX/XX/XX18.Borrower filed xx
Bankruptcy Comments:Borrower filed xx and amount of arrears is xx. As per the confirmed plan borrower shall pay to the trustee xx in the monthly amount of xx. Motion for relief has been filed on xx. As per the schedule -D of the voluntary petition the unsecured amount is xx out of the claim amount of xx.	The modification agreement has been made on xx The new principal balance amount is xx. There is deferred amount of xx to be paid at the date of maturity.	Mortgage Insurance	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 16 (Days) |----| Comment: xx
xx
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111110111011100000000000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101110111011111   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
xx
xx	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the schedule -D of the voluntary petition the unsecured amount is xx out of the claim amount of xx."
* MI, FHA or MIC missing and required (Lvl 3)     "This is a conventional loan. LTV at the origination was 95.00%. The tape data is reflected MI required. Final 1003 reflects monthly MI in the amount of xxxx; however, MI certificate is missing in the loan files."
																																																																																							* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX15 till XX/XX/XX17, we require 12 months of recent payment history, missing the payment history from XX/XX/XX17 till XX/XX/XX18."	* Property Damage (Lvl 2) "As per the comments dated XX/XX/XX17, Borrower has had paid from some repairs for water damage, RFD stated by borrower is many things one of which is damages insurance did not cove the xx, damages stated are for roof repairs due to extensive rain , as per the borrower the company that put the roof went out of business . Borrower is getting the check on the name ofxx and called to confirm how to process the check, no further information regarding the how much claim amount is received by the borrower is found."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28045095	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,947.00	8/XX/XX21	xx	No	Court Delay	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.100%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.187%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX15	$110,602.41	Not Applicable	7.000%	xx	XX/XX/XX15	Financial Hardship	Annual county taxes for the year of 2017 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	Review of the payment history dated fromXX/XX/XX15 to XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is in active foreclosure. Available servicing comment and documents in file reveal that loan is in foreclosure . . Foreclosure was put on hold due to court delay. Review of the payment history dated fromXX/XX/XX15 to XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Loan Modification agreement was made between borrower and lender on effective date ofXX/XX/XX15. The borrower had given promise to pay the UPB of xx with interest rate of 7.00% with P&I of xx with fixed amortized type and it was beginning from first payment date on 9XX/XX15 and ends with the maturity date of 8XX/XX55. The UPB that has been amortized is xx as an interest bearing amount.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred the lis pendens was filed on same day. Foreclosure was put on hold due to court delay.
Bankruptcy Comments:	Loan Modification agreement was made between borrower and lender on effective date ofXX/XX/XX15.
The borrower had given promise to pay the UPB of xx with interest rate of 7.00% with P&I of xx with fixed amortized type and it was beginning from first payment date on 9XX/XX15 and ends with the maturity date of 8XX/XX55. The UPB that has been amortized is xx as an interest bearing amount.
Title Policy Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: Venable IV   Tape Value: VENABLE   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432144444   Tape Value: 111110101010111001000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444441234444   Tape Value: 000000100111010101011111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
B	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file however title commitment is available in the loan file."
* Payment History is not Complete (Lvl 3) "The available payment history is fromXX/XX/XX15 to XXX/XX18, as we required latest 12 months payment history. The payment history is missing form XXX/XX18 toXX/XX/XX17."	* Describe the BK payment plan (Lvl 2) "The borrower had filed the BK under the xxth case# xx onXX/XX/XX08 and the plan was confirmed onXX/XX/XX09. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed onXX/XX/XX08, the POC amount is xx and total arrearage amount is xx. The case was discharged XX/XX/XX13 and terminated on XX/XX/XX13. As per final trustee report dated 1XXX/XX13 shows the subject mortgage has been paid partially in the total amount of xx. The current payment history as ofXX/XX/XX18 shows the Current UPB reflects in the amount of xx."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Required Initial Escrow Account Disclosure is missing from the loan file"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44860475	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,636.31	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$324,610.91	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	The annual county taxes have been paid in the amount of xx. No prior years of delinquent taxes have been found.	The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 5 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.

Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
The reason for default is unable to determine.
This modification agreement was made between Borrower . The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.125% beginning from XX/XX/XX15 with a maturity date XX/XX/XX55. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.
The foreclosure was initiated and referred to an attorney. The complaint was filed on XX/XX/XX18. The user has placed the file on hold for loss mitigation . The hold was ended on XX/XX/XX18. No further details are available.
The borrower had not filed bankruptcy since origination.
The occupancy of the subject property is unknown in condition.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney . The user has placed the file on hold for loss mitigation. The hold was ended . No further details are available.
Bankruptcy Comments:Not Applicable	This modification agreement was made between Borrower . The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.125% beginning from XX/XX/XX15 with a maturity date XX/XX/XX55. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.	Credit Application Final Truth in Lending Discl. Origination Appraisal	Field: Doc Date of Last Modification Loan Value: 8XX/XX15 Tape Value:XX/XX/XX15 |---| 12 (Days) |----| Comment: The last modification date is XX/XX/XX15. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111110111011100110100001   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100001011101110111011111   Variance:    Variance %:    Comment: The payment history reversed string is 444444444444.   Tape Source: Initial   Tape Type:
B	* Title Review shows major title concern (Lvl 3) "There is one junior state tax lien against the borrower xx in the favor of Commonwealth of xx in the amount of xx which was recorded on XX/XX/XX17.
The subject property is located in Pennsylvania which is a superlien state. There is a risk of property may get foreclosed due to above unpaid lien. This can be cured by paying off the lien with accrued interest and late charges."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second in lien position.
There is one junior state tax lien against the borrower xx in the favor of xx in the amount of xx which was recorded on XX/XX/XX17."	* Application Missing (Lvl 2) "The final 1003 is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.680%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97979160	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$490.14	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$29,982.92	Not Applicable	8.625%	xx	XX/XX/XX14	Financial Hardship	The 2017 combined annual taxes have been paid in the amount of xx; however, no prior delinquent taxes have been found.	The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 6 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX18. The UPB has been updated as per the tape data in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active collection and the next due date is XXX/XX18. As per collection comments, the reason for default is a disaster hardship start. The borrower making payments as per the modification agreement.
No bankruptcy and foreclosure activity has been found.
As per comment dated 8XX/XX18, the borrower wants to keep home borrower has confirmed they are no longer impacted by the disaster.
As per collection comments, the property occupancy and the condition is unable to determine; however, the recent BPO report is unavailable to determine the same.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made on 5XX/XX14 between the leder . As per modified terms the borrower promises to pay the UPB of xx with the interest rate of 8.625 % and P&I of xx. The payments were started from 6XX/XX14 and the maturity date will be 5XX/XX54.
This modification agreement does not contain balloon provision.
Origination Appraisal Missing Dicsloures Final Truth in Lending Discl. Affiliated Business Disclosure Credit Application Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: 5XX/XX14 Tape Value:XX/XX/XX14 |---| -45 (Days) |----| Comment: The Modification reflects the Modification Date as 5XX/XX14.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 90%   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321100000   Tape Value: 111111111111111110100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444321000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001123444   Tape Value: 000001011111111111111111   Variance:    Variance %:    Comment: The Payment History String reversed is 0000000123444.   Tape Source: Initial   Tape Type:
B	* Payment History is not Complete (Lvl 3) "The available payment history is fromXX/XX/XX15 toXX/XX/XX18 and as we require recent 12 months payment history; as ofXX/XX/XX18. So the required payment history is missing from XXX/XX18 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA APR test. The annual percentage rate (APR) is 9.081%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance fails for TILA APR Test as loan data is 0.00%, Comparison data is 9.081% and Variance is -9.081%."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Currently, the assignment is with the Federal National Mortgage Association (“Fannie Mae”), recorded on XX/XX/XX14. However, there is a break in chain of assignment between xx xxx
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69096673	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,523.93	8XX/XX21	xx	No	Court Delay	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.861%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Annual county taxes for the year of 2018 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	Review of the payment history dated fromXX/XX/XX15toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 5XX/XX09, and the next due date is 6XX/XX09. Current UPB reflects in the provided tape data is in the amount of xx.	Collections Comments:The loan is in active foreclosure. Available servicing comment and documents in file reveal that loan is in foreclosure . Foreclosure was referred to on 8XX/XX16. The judgment was entered . Review of the payment history dated fromXX/XX/XX15toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 5XX/XX09, and the next due date is 6XX/XX09. Current UPB reflects in the provided tape data is in the amount of xx.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure . Foreclosure was referred . The judgment was entered onXX/XX/XX18.
Bankruptcy Comments:Not Applicable	Not Applicable	HUD-1 Closing Statement Payment history	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No Variance: Variance %: Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 7XX/XX36   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: Payment string-Borrower over 12 mos past due.&#xxD; Bankruptcy shows discharged.&#xxD; No modification found in file.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The available copy of HUD-1 located at (xx) has some points and fees are handwritten. However, the same copy is considered to check the XXX result."
* Payment history document is missing. (Lvl 3) "The available payment history is from XXX/XX18 toXX/XX/XX18, as we required latest 12 months payment history. The payment history is missing form 7XX/XX17 to XX/XX/XX17"	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhe loan data is xx and comparison data is xx; hence, the variance is -xx.
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
																																																																																								The loan data is xx and comparison data is xx; hence, the variance is -xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88817017	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$7,400.64	8XX/XX21	xx	Yes	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	33.219%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	County annual installment taxes of 2017 have been paid in the amount of xx.	As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is 5XX/XX13.The last payment was received onXX/XX/XX15 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is in active foreclosure. Provided payment history dated from 4XX/XX15 reveal that the loan is in delinquency for 60 months. The reason for default of borrower is unemployment or decreased income. The loan was not modified since origination

As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is 5XX/XX13.The last payment was received onXX/XX/XX15 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.

Available servicing comment and documents in file reveal that loan is in foreclosure since 2014. Foreclosure was referred to attorney which was completed on XXX/XX18. No other details have been found regarding the foreclosure.

No bankruptcy filed by the borrower.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure . Foreclosure was referred to attorney which was completed. No other details have been found regarding the foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Right of Rescission	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value: 1XXX/XX17 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX33   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 5XX/XX13   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 6.1%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 73%   Variance:    Variance %: 0.97%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 73%   Variance:    Variance %: 0.97%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
B	* Issue with the legal description or recorded instrument (Lvl 3) "According updated title report dated XX/XX/XX18, the deed which was recorded onXX/XX/XX05 with Book#xx and Page#xx, consist of “xx lot size xx*xx” in its legal Description. However, the subject mortgage recorded onXX/XX/XX03 with Book#xx and Page#xx and the final Title policy datedXX/XX/XX03 which is not reflect the same."
* Foreclosure Delay or Contested (Lvl 3) "According to collection comment dated XXX/XX16 shows the loan is in contested litigation. we are unable to determine contested litigation weather it is resolve or not. No any other comment found regarding contested and litigation."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator is moderate as the loan is failing for TILA Right of Rescission Test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is not available in the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Required Right to Rescission is not available in the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test.
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
																																																																																								* Title Review shows break in assignment (Lvl 2) "The chain of the assignment is incomplete. The incomplete assignment was between Federal National mortgage association” To “xx, As Attorney In Fact For The Federal Deposit Insurance Corporation As Receiver Of xx”"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91967773	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$4,389.67	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.440%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$105,805.25	Not Applicable	3.875%	xx	XX/XX/XX16	Financial Hardship	1XXX/XX18 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 9XX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement. The payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:The foreclosure was initiated by referring it to attorney . Judgment entered on 7XX/XX18. According to servicing comment dateXX/XX/XX18, writ notice sent to sheriff . The sale date is 215 days from receipt of the writ and re projected sale schedule for 1XXX/XX18. No further details are available as we have collection comments tillXX/XX/XX18.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on XX/XX/XX17 in the amount xx which was applied to 9XX/XX17. The next due date is 1XXX/XX17. The payment was received as per modification agreement.  The payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of  xx.
According to PACER, bankruptcy is not initiated on the loan.
The reason for default is unemployment.
According to servicing comment, subject property is owner occupied. No information has been found regarding any damage or repair.

Foreclosure Comments:The foreclosure was initiated  by referring it to attorney . Judgment entered on 7XX/XX18. According to servicing comment dateXX/XX/XX18, writ notice sent to sheriff . The sale date is 215 days from receipt of the writ and re projected sale schedule for 1XXX/XX18. No further details are available as we have collection comments tillXX/XX/XX18.

Bankruptcy Comments:Not Applicable	This loan modification was done on . The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 3.875 % and Monthly P&I is xx. The modification payment start date is 8XX/XX16 and new maturity date is 7XX/XX56.
Affiliated Business Disclosure Notice of Servicing Transfer HUD-1 Closing Statement Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 8 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 010101010101101100000000   Variance:    Variance %:    Comment: According to payment history string is 444444444444. however, tape data shows as 01010101010110000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000001101101010101010   Variance:    Variance %:    Comment: According to payment history string reversed is 444444444444. however, tape data shows as 000000011001010101010   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: 435 PADDOCK CT   Variance:    Variance %:    Comment: According to note property street street is 435 Paddock Court however, tape data shows as XXXX   Tape Source: Initial   Tape Type:
B	* Recent Foreclosure Sale - Need Update (Lvl 4) "The sale of the subject property has been scheduled on 1XXX/XX18. The foreclosure was initiated by referring it to attorney on XX/XX/XX18. The complaint was filed dated onXX/XX/XX18 and service completed on 4XX/XX18. Judgment entered on 7XX/XX18. According to servicing comment dateXX/XX/XX18, writ notice sent to sheriff onXX/XX/XX18. The sale date is 215 days from receipt of the writ. No further details are available as we have collection comments tillXX/XX/XX18. However, the updated title report dated XX/XX/XX18 reflects the ownership of the property is still vested in the name of the borrower xx	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is in second lien position. As per updated title report dated XX/XX/XX18, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on 1XXX/XX16. The subject property located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is available in the loan file. However, some point and fess value are hand written."
* Title Review shows major title concern (Lvl 3) "As per updated title report dated XX/XX/XX18, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on 1XXX/XX16. The subject property located in NJ State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. It can be cured to pay off this lien amount."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "ThisXXX prohibited fees test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test.
Loan data is xx which is compared with +xxx and variance is +xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at NJ state.
Following state disclosure is missing from the loan file.:-
																																																																																								1) Lock-In Agreement."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40596256	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$2,905.32	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	19.151%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2018-2019 county 1st taxes are due in the amount of xx on XX/XX/xx18. 2018-2019 county 2nd taxes are due in the amount of xx on XX/XX/XX19. No prior years delinquent taxes have been found.	The payment history dated 8XX/XX18 shows that the borrower is delinquent for 8 months and next payment due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied on 1XXX/XX17. The current UPB is in the amount of xx. Borrower is not making payments according to the original Note. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB as per tape data.	Collections Comments:Loan currently is in collections. Provided payment history as of 8XX/XX18 shows that the borrower is delinquent for 8 months and next payment due date is 1XXX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx which was applied on 1XXX/XX17. The current UPB is in the amount of xx. Borrower is not making payments according to the original Note. The UPB as of date is not mentioned in the updated payment history. Hence, we have considered the UPB as per tape data.
According to the PACER, the borrower had not been filed the bankruptcy.
In the latest 24 months no details have been found regarding foreclosure. No latest BPO report available in the loan file.
As per collection comment the subject property is occupied by owner with good condition and well maintained. No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Loan Program Info Disclosure HUD-1 Closing Statement Right of Rescission Hazard Insurance Affiliated Business Disclosure Credit Application Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Does lender G/L Require MI is not applicable, tape data shows No. Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX19   Variance:    Variance %:    Comment: MOD maturity date is not applicable, tape data shows XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.06%   Comment: Original appraised value is not applicable, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 33%   Tape Value: 33%   Variance:    Variance %: -0.13%   Comment: Original CLTV ratio percent is not applicable, tape data shows 33.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 33%   Tape Value: 31%   Variance:    Variance %: 1.87%   Comment: Original standard LTV (OLTV) is not applicable, tape data shows 31.000%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443214444   Tape Value: 111111111111001110000000   Variance:    Variance %:    Comment: Payment history string is 000000022214, tape data shows 111111111001110000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444412344444 Tape Value: 000000011000111111111111 Variance: Variance %: Comment: Payment History string reversed is 412220000000, tape data shows 00000011000111111111.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Estimated HUD-1 and Itemization of fee are also missing from the loan file."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "The Loan was originated by “xx “on XX/XX/XX04 with instrument/Book/Page#xx. As per grant deed made on XX/XX/XX18 and recorded on XX/XX/XX18 with instrument#xx shows property was transferred from “xx “to “xx”.Current owner is “xx”"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Final ROR is missing from loan file."
* Missing proof of hazard insurance (Lvl 2)     "Hazard insurance document is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
* Application Missing (Lvl 2)     "According to loan file Final Application is missing from loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer is missing from loan file."
																																																																																								* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68547376	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,647.00	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.693%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$92,613.58	Not Applicable	5.375%	xx	XX/XX/XX17	Financial Hardship	Review of payment history shows that the borrower is not making the payments regularly. As per provided tape data the borrower is delinquent for more than 120 days. As per tape, the next payment is due on 08XX/XX17. The tape shows that the current P&I is 469.82 and current rate is 5.375%. As per provided tape the UPB is xx. Latest payment history is missing from the loan file.	Collections Comments:The loan is in foreclosure. The foreclosure is currently on hold due to mediation hearing. As per collection comments, the foreclosure was initiated on loan. The foreclosure was referred to attorney .The service was completed on 08XX/XX18. No further comments found regarding the same. No bankruptcy activity has been found. Latest payment history is missing from the loan file. The borrower is not making the payments regularly. As per provided tape data the borrower is delinquent for more than 120 days. As per tape, the next payment is due on 08XX/XX17. The tape shows that the current P&I is 469.82 and current rate is 5.375%.
Foreclosure Comments:The foreclosure is currently on hold due to mediation hearing. As per collection comments, the foreclosure was initiated on loan. The foreclosure was referred .The service was completed on 08XX/XX18. No further comments found regarding the same.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower . The borrower had given promise to pay the UPB of xx with interest rate of 5.375% with P&I of xx with fixed amortized type and it was beginning from first payment date on 05XX/XX17 and ends with the maturity date of 04XX/XX57.	Origination Appraisal	Field: Payment History String Loan Value: MMMMMMMMMMMM Tape Value: 100001001001000000000000 |---| |----| Comment: Tape Source: Initial Tape Type:
																																																																																				Field: Payment History String Reversed Loan Value: MMMMMMMMMMMM Tape Value: 000000000000100100100001 Variance: Variance %: Comment: Tape Source: Initial Tape	B		* Payment History is not Complete (Lvl 3) "Payment history is available in the loan file from 1XXX/XX15 to XX/XX/XX18; however, we require latest 12 months payment history. Payment history is missing from 0XXX/XX18 to XX/XX/XX18."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92696793	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$0.00	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$28,211.98	Not Applicable	7.750%	xx	XX/XX/XX12	Financial Hardship	1.There are two water liens in the total amount of xx which was filed by XXXX.
2. There is Code enforcement lien in the amount of xx was filed by XXXX
3. there is junior mortgage in the amount of xx was filed by XXXX and recorded on XX/XX/xx03.
Tax cert is required.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 1XXX/XX06 toXX/XX/XX31 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 6XX/XX18 which was applied for the due date of XXX/XX18. The next due date is XXX/XX18. Current interest rate as per payment history is 7.750%. Borrower is currently making the payment according to the mod terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 6 month behind his scheduled payments.
Collections Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney .
Currently foreclosure process was put on hold due to loss mitigation .
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Illness of borrower.
There is no source of income.
Review of the payment history provided from  1XXX/XX06 toXX/XX/XX31 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 6XX/XX18 which was applied for the due date of XXX/XX18. The next due date is XXX/XX18. Current interest rate as per payment history is 7.750%. Borrower is currently making the payment according to the mod terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 6 month behind his scheduled payments.

Foreclosure Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney
Currently foreclosure process was put on hold due to loss mitigation .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on 4XX/XX12. The new modified rate is 7.750% and borrower promises to pay P&I in the amount of xx beginning from 4XX/XX12. The new principal balance is xx. The maturity date is XXX/XX52.
Reason for Modification is Financial Hardship.
Notice of Servicing Transfer HUD-1 Closing Statement Final Truth in Lending Discl. Affiliated Business Disclosure Origination Appraisal Credit Application	Field: Doc Date of Last Modification Loan Value: 4XX/XX12 Tape Value: XX/XX/XX11 |---| -131 (Days) |----| Comment: Date of last mod as per the document is 4XX/XX12. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 97%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 97%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 111111111100000010000010   Variance:    Variance %:    Comment: Payment history s 444321444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444123444 Tape Value: 010000010000001111111111 Variance: Variance %: Comment: Payment history reversed is 444444123444 Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 shows two Water/Sewer liens against the subject property in the total amount of xx held by City of xx which were recorded on XX/XX/XX09 and XX/XX/XX14. The subject property is located in PA (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien."
* Title Review shows major title concern (Lvl 4) "Updated title report dated XX/XX/XX18 show code enforcement lien against the subject property in the amount of xx held by City of xx which were recorded onXX/XX/XX18. The subject property is located in PA (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien."	* Comment history is incomplete (Lvl 3) "Collection comments are available from the 1XXX/XX16 toXX/XX/XX17 and from XXX/XX17 till 1XXX/XX18. We required latest 24 months comments. Collection comment is missing from the XXX/XX17 toXX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service provider is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "ApplicatiXX/XX03 is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81388003	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$742.06	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	63.271%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$123,158.88	Not Applicable	3.750%	xx	XX/XX/XX16	Financial Hardship	2017 county taxes annual installment has been paid in the amount of xx on XX/XX/xx17. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 5 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in the foreclosure and the borrower is currently delinquent for 5 months. The last payment was received onXX/XX/XX18, the payment applied date was XXX/XX18 and the next due date for payment is XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) XXXX and (Lender) XXXX onXX/XX/XX16.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.750% and new P&I is in the amount of xx beginning from 8XX/XX16 till the maturity date 7XX/XX56. Previously the loan has been modified on 6XX/XX14. There is no provision for the balloon payment.
The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX18. No further information has been found.
As per the collection comments, the bankruptcy has not been filed.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX18. No further information has been found.
Bankruptcy Comments:Not Applicable	This loan modification agreement was made between (borrower) .
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.750% and new P&I is in the amount of xx beginning from 8XX/XX16 till the maturity date 7XX/XX56. Previously the loan has been modified on 6XX/XX14. There is no provision for the balloon payment.	Mortgage Insurance Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value:XX/XX/XX16 |---| 13 (Days) |----| Comment: As per modification, doc date of last modification isXX/XX/XX16. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 011011110010101100101000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000101001101010011110110   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
B	* State Tax Judgment (Lvl 2) "The review of the updated title report dated XX/XX/XX18 shows that there are 3 state tax liens in the favor of City of Baton Rouge in the total amount of xx which was recorded on 5XX/XX14,XX/XX/XX17 andXX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 2)     "MI, FHA or MIC document missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure is missing from the loan file.
1.Financial Institution Choice of Insurance Disclosure
2.Anti-Tying Disclosure
3.Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans"
																																																																																								* DTI > 60% (Lvl 2) "As per application, the total monthly income of the borrower is xx and the total monthly expenses of the borrower is xx. Hence, DTI shows greater than 60%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65602186	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,048.00	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.923%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Combined annual taxes of year 2018-2019 have been due in the amount of xx on due date XX/XX/xx18. No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 5 months. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 8.500%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per note document.	Collections Comments:The subject loan is in collection. Review of the collection comment from 1XXX/XX16 to 1XXX/XX18 states that the Review of the Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 5 months. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 8.500%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per note document.
Borrower has been offered 3 Trial plans since 2016. He has declined the most recent final modification onXX/XX/XX18 after making trial payments. RFD was quote on 4XX/XX18 was illness. Note stated the customer does not want to extend to 40 years and would prefer a repay plan.
According to the comment dated XXX/XX17, the foreclosure was initiated in 2017 and the file was referred to an attorney . As per the comment datedXX/XX/XX17, the foreclosure sale was scheduled . However, the foreclosure sale was on hold due to loss mitigation.
No information pertaining to bankruptcy has been found in latest 12 months comments.
As per the collection comments dated 8XX/XX18, the property is Owner occupied. No repairs and damages have been found.
Foreclosure Comments:According to the comment dated XXX/XX17, the foreclosure was initiated in 2017 and the file was referred to an attorney . As per the comment datedXX/XX/XX17, the foreclosure sale was scheduled . However, the foreclosure sale was on hold due to loss mitigation.
Bankruptcy Comments:Not Applicable	Not Applicable	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 9XX/XX30 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.40%   Comment: Out of scope for theis review&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 95%   Variance:    Variance %: 2.83%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 95%   Variance:    Variance %: 2.83%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321433344   Tape Value: 011000010001100000110000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444321433344.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443334123444   Tape Value: 000011000101100010010110   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 443334123444.   Tape Source: Initial   Tape Type:
																																																																																					A				* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65234077	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,626.93	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	94.121%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$81,078.59	Not Applicable	5.750%	xx	XX/XX/XX16	Financial Hardship	1.There is active water sewer lien on the subject property in the amount of xxwhich was recorded onXX/XX/XX18 and filed by XXXX No delinquent taxes have been located for the prior year.	Review of the payment history provided from XX/XX/XX08 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 6XX/XX17 which was applied for the due date of 5XX/XX17. The next due date is 6XX/XX17. Current interest rate as per payment history is 5.750%. Borrower is currently making the payment according to the mod terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 14 month behind his scheduled payments.
Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower illness.
There is no source of income.
Review of the payment history provided from  XX/XX/XX08 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 6XX/XX17 which was applied for the due date of 5XX/XX17. The next due date is 6XX/XX17. Current interest rate as per payment history is 5.750%. Borrower is currently making the payment according to the mod terms.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
The borrower is currently 14 month behind his scheduled payments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on 4XX/XX16. The new modified rate is 5.750% and borrower promises to pay P&I in the amount of xx beginning from 4XX/XX16. The new principal balance is xx. The maturity date is XXX/XX56.	Field: Doc Date of Last Modification Loan Value: 4XX/XX16 Tape Value:XX/XX/XX16 |---| -2 (Days) |----| Comment: Date of last mod is 4XX/XX16. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101110100110000000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000011001011101   Variance:    Variance %:    Comment: Payment history reversed string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of refinance is NA. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Updated title report dated XX/XX/XX18 shows one Water/Sewer lien against the subject property in the amount of xx held by City of xx recorded onXX/XX/XX18. The subject property is located in PA (super lien state). There can be possibility of foreclosure due to this unpaid non mortgage lien. It can be cured by paying the above unpaid lien."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at Second lien position as updated title report dated XX/XX/XX18 shows one Water/Sewer lien against the subject property in the amount of xx held by City of xx recorded onXX/XX/XX18."	* Title Review shows break in assignment (Lvl 2) "There is no any single assignment of chain found in the updated title report dated on XX/XX/XX18."
* DTI > 60% (Lvl 2)     "As per 1003 dated XX/XX/XX08, the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, DTI  is exceeding 60%."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "“This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.""
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan data xx comparison data xx Variance -xx.

This loan failed the TILA foreclosure rescission finance charge test.
																																																																																								TILA Foreclosure Rescission Finance Charge Test: FAIL Loan data xx comparison data xx Variance -xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75991685	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,975.32	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$26,964.87	Not Applicable	7.250%	xx	XX/XX/XX15	Financial Hardship	As per updated title report, annual county taxes for the year of 2017, was paid in the amount of xx and annual utilities taxes for the year of 2017 was paid in the amount of xx. Also, annual utilities taxes for the year of 2018 is due onXX/XX/xx19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 8XX/XX17 in the amount xx which was applied to 8XX/XX17. The next due date is 9XX/XX17. The payment was received as per modification agreement. The payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:The foreclosure was initiated by referring it to attorney and the complaint was filed dated . However, latest servicing comment dated XX/XX/XX15, shows foreclosure process currently put on hold due to loss mitigation. No further details are available. As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 8XX/XX17 in the amount xx which was applied to 8XX/XX17. The next due date is 9XX/XX17. The payment was received as per modification agreement. The payment history does not shows current UPB. Hence, value is taken from the tape data in the amount of xx.
Review of PACER, bankruptcy is not initiated on the loan.
The reason for default is unemployment.
According to servicing comment subject property owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:The foreclosure was initiated by referring it to attorney  and the complaint was filed dated . However, latest servicing comment dated XX/XX/XX15, shows foreclosure process currently put on hold due to loss mitigation.  No further details are available.
Bankruptcy Comments:Not Applicable	This loan modification was done on XX/XX/XX15 between the xx (Borrower) & (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 7.250 % and Monthly P&I is xx. The modification payment start date is 1XXX/XX15 and new maturity date is 1XXX/XX55.
Final Truth in Lending Discl. Credit Application	Field: Doc Date of Last Modification Loan Value: XX/XX/XX15 Tape Value: 1XXX/XX15 Variance: 55 (Days) Variance %: Comment: Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.28%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 95%   Tape Value: 95%   Variance:    Variance %: -0.13%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111111111111100000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101111111111111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
B	* Title Review shows major title concern (Lvl 4) "As per updated title report dated XX/XX/XX18, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on XX/XX/XX02. The subject property located in TX State. There is a risk of the property to be getting foreclosure due to above unpaid lien. This can be cured if pay off the lien amount."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in second lien position. As per updated title report dated XX/XX/XX18, there is one HOA/ COA Lien against the subject property found open in the amount of xx favor of xx which was recorded on XX/XX/XX02. The subject property located in TX State. There is a risk of the property to be getting foreclosure due to above unpaid lien."	* Payment History is not Complete (Lvl 3) "Latest payment history is available fromXX/XX/XX15 to 4XX/XX18. However, we required latest 12 months payment history. Payment history is missing from 5XX/XX18 toXX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test:Loan Data : 0.000%  Comparison Data : 7.460%  Variance : -7.460%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan has failed TILA APR test."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76012640	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,166.37	8XX/XX21	xx	No	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There are multiple state tax judgments against the borrower total in the amount of xx which were recorded on 8XX/XX10 andXX/XX/XX16 in favor of State of Maryland.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.

According to the updated title report dated XX/XX/xx18 the utility charges are delinquent for 2018 total in the amount of xxx4 and payable through the date of XX/XX/xx18.
The legal description is missing from the assignment of mortgage which was recorded onXX/XX/XX15 with XX/XXXX/XX6. However the reference of subject mortgage is mentioned accurately. This can be cure by re-recording the assignment of mortgage by adding the legal of subject property.

Review of updated payment history shows that the loan is in delinquency and borrower is not making his monthly payments. The last payment was received on XX/XX/XX16 in the amount of xx with interest rate of 7.250% for the due date of XXX/XX13. The next due date is 4XX/XX13. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the original note terms.	Collections Comments:The recent foreclosure sale has been scheduled onXX/XX/XX18. According to the servicing comments the foreclosure was initiated in the loan and referred to attorney. . The sale date has been scheduled onXX/XX/XX18 but the foreclosure was put on hold as was filed on and could not proceed with the foreclosure until the mediation request period has ended onXX/XX/XX18. No further details have been found as we have the servicing comments tillXX/XX/XX18. However the updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower.

The loan is in delinquency and borrower is not making his monthly payments. The last payment was received on XX/XX/XX16 in the amount of xx with interest rate of 7.250% for the due date of XXX/XX13. The next due date is 4XX/XX13. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the original note terms. The loan was not modified since origination.
The borrower had filed the bankruptcy  under . The plan was not confirmed and the bankruptcy was dismissed  due to the failure to attend the meeting of creditors and the case was terminated on 1XXX/XX14. POC was not filed.

The borrower  was deceased on 1XXX/XX00; however death certificate is not available in the loan file, but the application for certified copy of death record is available and located at . Also the comment datedXX/XX/XX17 state that the borrower was deceased and Takia King is authorized to pay the debt on behalf of the decedent's estate.

According to the latest comment datedXX/XX/XX18 the property is occupied by the unknown party. No visible damages were reported to the property.

Foreclosure Comments:The recent foreclosure sale has been scheduled . According to the servicing comments the foreclosure was initiated in the loan and referred to attorney .  and the judgment was entered . The sale date has been scheduled  but the foreclosure was put on hold as the FLMA was filed onXX/XX/XX18 and could not proceed with the foreclosure until the mediation request period has ended onXX/XX/XX18. No further details have been found as we have the servicing comments tillXX/XX/XX18. However the updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower.

Bankruptcy Comments:The borrower had filed the bankruptcy . The plan was not confirmed and the bankruptcy was dismissed due to the failure to attend the meeting of creditors and the case was terminated on 1XXX/XX14. POC was not filed.	Not Applicable	HUD-1 Closing Statement Credit Application Initial Escrow Acct Disclosure Final Truth in Lending Discl. Affiliated Business Disclosure Right of Rescission Title Evidence Origination Appraisal	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX23 Variance: Variance %: Comment: The loan was never modified since origination. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 110110000000000000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444; however tape data shows 110110000000000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000001011   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444; however tape data shows 00000000000000000011.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per the updated title, the borrower acquired the property in 1991. So, the purpose of transaction is refinance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: As per the updated title, the borrower acquired the property in 1991. So, the purpose of transaction is refinance.&#xxD; Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title policy is missing from the loan file and also the preliminary policy or commitment are not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Deceased Borrower(s) (Lvl 3)     "The borrower "xx was deceased on 1XXX/XX00; however death certificate is not available in the loan file, but the application for certified copy of death record is available and located at "xx". Also the comment datedXX/XX/XX17 state that the borrower was deceased and xx is authorized to pay the debt on behalf of the decedent's estate."
* Payment History is not Complete (Lvl 3)     "The latest payment history is available from XXX/XX14 toXX/XX/XX18; however we required the latest 12 months complete payment history. The payment history is missing from 8XX/XX18 toXX/XX/XX18."
* Active Judgment Against Borrower (Lvl 3) "There are multiple state tax judgments against the name of borrower total in the amount of xx,xx which were recorded on 8XX/XX10 andXX/XX/XX16 in favor of State of xx. The related document available with the updated title report does not reflect the DON/SSN of the borrower."	* Recent Foreclosure Sale - Need Update (Lvl 2) "The recent foreclosure sale has been scheduled onXX/XX/XX18. According to the servicing comments the foreclosure was initiated in the loan and referred to attorney onXX/XX/XX17. The complaint was filed on 6XX/XX18 and the judgment was entered on 6XX/XX18. The sale date has been scheduled onXX/XX/XX18 but the foreclosure was put on hold as the FLMA was filed onXX/XX/XX18 and could not proceed with the foreclosure until the mediation request period has ended onXX/XX/XX18. No further details have been found as we have the servicing comments tillXX/XX/XX18. However the updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Water/Sewer Taxes (Lvl 2)     "According to the updated title report dated XX/XX/XX18 the utility charges are delinquent for 2018 total in the amount of xxx4 and payable through the date of XX/XX/XX18."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account disclosure is missing from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal at the origination is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92440619	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,007.82	8XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	32.327%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$99,187.39	Not Applicable	4.750%	xx	XX/XX/XX16	Financial Hardship	Active judgments or liens have been found pending are as follows:
Annual taxes are in the amount of xx.
2017-2018 1st half combined taxes are paid till 5XX/XX18 in the amount of xx.
2017-2018 2nd half combined taxes are due till 1XXX/XX18 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 5 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active foreclosure. Provided payment history fromXX/XX/XX14 toXX/XX/XX18 reveal that the loan is in delinquency for 5 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comment datedXX/XX/XX18, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is illness of primary borrower. The borrower is not making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective onXX/XX/XX16.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 4.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on 4XX/XX16 and ends with the maturity date of XXX/XX56.
According to the servicing comments dated fromXX/XX/XX15 toXX/XX/XX18, the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney on XXX/XX15 and the complaint was filed by the attorney with case # xx on 9XX/XX18. The service was completed onXX/XX/XX18.
No information pertaining to bankruptcy has been found in the loan file as well as in the latest 24 months servicing comments.

Foreclosure Comments:According to the servicing comments dated from , the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney and the complaint was filed by the attorney . The service was completed onXX/XX/XX18.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower .
The borrower promise to pay the unpaid principal balance of xx with interest rate of 4.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on 4XX/XX16 and ends with the maturity date of XXX/XX56.
Origination Appraisal	Field: Doc Date of Last Modification Loan Value:XX/XX/XX16 Tape Value: XXX/XX16 |---| 8 (Days) |----| Comment: Doc Daate of last modification isXX/XX/XX16. However, the tape data shows as XXX/XX16. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321110011   Tape Value: 111101111110101110110000   Variance:    Variance %:    Comment: Payment history string is 444321110011. However, the tape data shows as 1111011111110101110110000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110011123444   Tape Value: 000011011101011111111111   Variance:    Variance %:    Comment: Payment history string reversed to 110011123444. However, the tape data shows as 00001101110101111111111.   Tape Source: Initial   Tape Type:
B	* XXX Exceptions Test Failed (Lvl 2) "CE Risk Indicator is "Moderate" as this loan failed HOEPA Higher-Priced Mortgage Loan Test.
HOEPA Higher-Priced Mortgage Loan Test: FAIL loan data: 4.983% comparison data: 4.670% variance: +0.313%.

The loan is a higher-priced mortgage loan due to the following findings:
The loan has a date creditor received application (formerly application date) on or after the effective date of October 1, 2009; and
The loan is a first lien and the APR exceeds the Average Prime Offer Rate (3.170%) by 1.5% or more; or
The loan is a subordinate lien and the APR exceeds the Average Prime Offer Rate (3.170%) by 3.5% or more.

This loan failed the HOEPA higher-priced mortgage loan test. ( 12 CFR §1026.35(a)(1) , transferred from 12 CFR §226.35(a)(1) as enacted in 2008 )
Using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z. While the HOEPA higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higherpriced mortgage loans even if the additional conditions are met."
* Property Damage (Lvl 2)     "According to the servicing comment datedXX/XX/XX18, the subject property was damaged due to wind. The roof of the house was damaged. However, the estimated cost of repairs has not been mentioned in the latest 24 months collection comments also, the insurance claim has not been filed yet by the borrower for the same."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed HOEPA Higher-Priced Mortgage Loan Test.
HOEPA Higher-Priced Mortgage Loan Test: FAIL loan data: 4.983% comparison data: 4.670% variance: +0.313%"
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal at the origination is missing from the loan file."		Moderate	Pass	Pass	Pass	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52005123	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,791.84	7/XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX12	$101,197.19	Not Applicable	4.625%	xx	XX/XX/XX12	Financial Hardship	No active judgment or lien is found.	As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is in active foreclosure. Provided payment history dated fromXX/XX/XX15 reveal that the loan is in delinquency for 6 months. The reason for default is Unemployment / Decreased Inc. The loan was modified once since origination. loan was last made effective on 6XX/XX12.

As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.

Available servicing comment and documents in file reveal that loan is in foreclosure . Foreclosure was referred to attorney which was completed. Foreclosure complaint was filed. User has place file on hold due client managed dual tracking monitoring. No any sale schedule date found. No any other details have been found regarding to foreclosure activity.

No bankruptcy filed by borrower.l
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure was referred to attorney which was completed on . User has place file on hold due client managed dual tracking monitoring. No any sale schedule date found. No any other details have been found regarding to foreclosure activity.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between. The new modified rate is 4.625 % and borrower promises to pay P&I in the amount of xx beginning 7XX/XX12. The new principal balance is xxx. The maturity date is 6XX/XX52.	Affiliated Business Disclosure Credit Application Origination Appraisal Final Truth in Lending Discl. HUD-1 Closing Statement Title Evidence Initial Escrow Acct Disclosure	Field: Doc Date of Last Modification Loan Value: 6XX/XX12 Tape Value:XX/XX/XX12 |---| -71 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Not Applicable   Tape Value: 46%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: 46%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 222321203244   Tape Value: 101011101010101001110000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 442302123222   Tape Value: 000011100101010101110101   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value:XXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Purchase Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file. Title commitment or preliminary policy is also not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Estimated HUD-1 or itemization of points and fees are also not available."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Required Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Property Damage (Lvl 2) "According to collection comment datedXX/XX/XX18 shows that the property has roof damage and the borrower had filed the claim for insurance. The property is livable but the borrower is not able to live in home for 28 days. The insurance process is under negotiation. According to comment datedXX/XX/XX18, it seems that there is no plan to repair the property. No exact amount of damage provided in the comment. No evidence found in the file and comment that shows the repair has been done."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44314167	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,244.42	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Unavailable	Unavailable	Unavailable	35.402%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$206,972.13	Not Applicable	6.000%	xx	XX/XX/XX17	Financial Hardship	The annual tax is paid in the amount of xx during the year 2018-2019. No delinquent tax have been found.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX17. The last payment was received on 6XX/XX18 in the amount of xx which was applied on 9XX/XX17 with interest rate 6.000 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment through modification. .	Collections Comments:As per servicing comments, the loan is in bankruptcy. The reason for default is unemployment/decreased income. The current occupancy of borrower is owner occupied.
The borrower is making regular payments and the next due is on 1XXX/XX17. The last payment was received on 6XX/XX18 in the amount of xx which was applied on 9XX/XX17 with interest rate 6.000 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment through modification.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between the borrowers XXXX, XXXX and lender XXXX XXXX XXXX XXXX. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 6.000 % beginning from 9XX/XX17. The new maturity date is 8XX/XX57. The interest bearing is in the amount of xx. There is no deferred balance.
The borrower filed bankruptcy . The plan was discharged on XX/XX/XX17. The POC was filed on 9XX/XX15 in the amount of xx and the amount of arrearage xx. The motion was filed onXX/XX/XX17. The debtor shall pay to the trustee the sum of xx per month for 13 months, xx per month for 12 months and xx per month for 35 months.
The foreclosure was initiated and referred to attorney . The complaint file was filed onXX/XX/XX18. The loss mitigation was in active.

Foreclosure Comments:The foreclosure was initiated and referred to attorney . The complaint file was filed onXX/XX/XX18. The loss mitigation was in active state .
Bankruptcy Comments:As per the PACER report, the borrower filed bankruptcy . The plan was confirmed on 1XXX/XX15. The plan was discharged on XX/XX/XX17. The POC was filed on 9XX/XX15 in the amount of xx and the amount of arrearage xx. The motion was filed onXX/XX/XX17. The debtor shall pay to the trustee the sum of xx per month for 13 months, xx per month for 12 months and xx per month for 35 months.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between the borrower . According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 6.000 % beginning from 9XX/XX17. The new maturity date is 8XX/XX57. The interest bearing is in the amount of xx. There is no deferred balance.	Affiliated Business Disclosure Initial Escrow Acct Disclosure	discharged. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 73%   Tape Value: 74%   Variance:    Variance %: -0.88%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 73%   Tape Value: 74%   Variance:    Variance %: -0.88%   Comment: Did not use for review. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100000000011100000000010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 010000000101110000000001   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Lien position of the subject mortgage changes to "Second" as the review of updated title report dated XX/XX/XX18, there is an active Water/Sewer lien against the subject property in the amount of xx in the favor of xx" which was recorded on XX/XX/XX18. The subject property is in "Maryland" (Super lien) State and there can be possibility of foreclosure due to this non mortgage lien. This can be cured by paying this lien with late charges and penalties."
* Title Review shows major title concern (Lvl 4) "According to the review of updated title report dated XX/XX/XX18, there is an active Water/Sewer lien against the subject property in the amount of xx in the favor of xx which was recorded on XX/XX/XX18. The subject property is in "Maryland" (Super lien) State and there can be possibility of foreclosure due to this non mortgage lien. This can be cured by paying this lien with late charges and penalties."	* Water/Sewer Taxes (Lvl 3) "There is a (Water/Sewer/Utilities) against xx x."
* Issue with the legal description or recorded instrument (Lvl 3) "The legal description is inconsistent from the vesting deed to mortgage. Mortgage legal description shows Plat map "xx" but Vesting Deed shows Plat map "xx"."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Required Initial Escrow Account is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date isXX/XX/XX05 and note date isXX/XX/XX05. However, the settlement date is different from note date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66943536	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$0.00	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$93,195.53	Not Applicable	6.750%	xx	XX/XX/XX16	Financial Hardship	No active judgments or liens found against the borrower/ subject property.
The property is located in PA State and the property tax status shows that tax certificate is required for current tax status and tax cert is ordered.
Review of updated payment history shows that the loan is in delinquency for 13 months and borrower is not making his monthly payments. The last payment was received on 8XX/XX17 in the amount of xx with interest rate of 6.750 % for the due date of 5XX/XX17. The next due date is 6XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX/XX/XX15.	Collections Comments:According to the servicing comments the foreclosure was initiated and the file was referred to attorney . The judgment was entered onXX/XX/XX18. The comment datedXX/XX/XX18 state that the sale has been scheduled . However the sale postponed due to the loss mitigation and loan has been reinstated. The latest comment datedXX/XX/XX18 state that user has changed date completed fromXX/XX/XX18 to incomplete and user has closed the file due to the reinstating. Unable to determine the current status of foreclosure, we have the comments tillXX/XX/XX18. The updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower and the comment datedXX/XX/XX18 state that the property is owner occupied.

The loan is in delinquency for 13 months and borrower is not making his monthly payments. The last payment was received on 8XX/XX17 in the amount of xx with interest rate of 6.750 % for the due date of 5XX/XX17. The next due date is 6XX/XX17. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX/XX/XX15.
The Loan Modification agreement was made on an effective date of XX/XX/XX15 between  (borrower) and  (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.750 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX16 and ends with the maturity date of 1XXX/XX55.

Foreclosure Comments:According to the servicing comments the foreclosure was initiated and the file was referred to attorney . The judgment was entered onXX/XX/XX18. The comment datedXX/XX/XX18 state that the sale has been scheduled . However the sale postponed due to the loss mitigation and loan has been reinstated. The latest comment datedXX/XX/XX18 state that user has changed date completed fromXX/XX/XX18 to incomplete and user has closed the file due to the reinstating. Unable to determine the current status of foreclosure, we have the comments tillXX/XX/XX18. The updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower and the comment datedXX/XX/XX18 state that the property is owner occupied.
Bankruptcy Comments:Not Applicable	The Loan Modification agreement was made on an effective date of XX/XX/XX15 between (borrower) and (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 6.750 % with P&I xx with Fixed amortized type and the first payment had begun from XXX/XX16 and ends with the maturity date of 1XXX/XX55.
HUD-1 Closing Statement Origination Appraisal Title Evidence Final Truth in Lending Discl. Credit Application Affiliated Business Disclosure Notice of Servicing Transfer	Field: Doc Date of Last Modification Loan Value: XX/XX/XX15 Tape Value: XX/XX/XX15 |---| 14 (Days) |----| Comment: doc date of last modification is XX/XX/XX15. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 90%   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 90%   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100010100101100000000000   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101101001000001   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
D	* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file and also the preliminary policy and commitment are not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Estimated HUD-1 or itemization of points and fees are also not available in the loan file."
* Payment History is not Complete (Lvl 3)     "The payment history is available from 4XX/XX13 toXX/XX/XX18; however we required latest 12 months complete payment history. The payment history is missing from 8XX/XX18 toXX/XX/XX18."
* Recent Foreclosure Sale - Need Update (Lvl 3) "Recent Foreclosure sale date has been scheduled on XX/XX/XX18. According to the servicing comments the foreclosure was initiated and the file was referred to attorney on 1XXX/XX17. The complaint was filed onXX/XX/XX18. The judgment was entered onXX/XX/XX18. The comment datedXX/XX/XX18 state that the sale has been scheduled onXX/XX/XX18. However the sale postponed due to the loss mitigation and loan has been reinstated. The latest comment datedXX/XX/XX18 state that user has changed date completed fromXX/XX/XX18 to incomplete and user has closed the file due to the reinstating. Unable to determine the current status of foreclosure, we have the comments tillXX/XX/XX18. The updated title report dated XX/XX/XX18 shows the current ownership in the name of borrower and the comment datedXX/XX/XX18 state that the property is owner occupied."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject mortgage was originated by xx an unmarried person and it was recorded onXX/XX/XX01. The recorded onXX/XX/XX06 shows that the property was transferred from xx as joint tenants with right of survivorship. Hence the updated title report dated XX/XX/XX18 shows current ownership in the name of xx."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated business disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing transfer is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43481883	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,962.70	8/XX/XX21	Not Applicable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$123,446.47	$8,446.47	4.000%	xx	XX/XX/XX16	Financial Hardship	The 2017 annual taxes have been paid in the amount of xx. No prior delinquent taxes have been found.	As per the review of the payment history, the borrower has been delinquent for 9 months and the next payment is due for 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount xx which was applied for 1XXX/XX17. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2016 mod terms.	Collections Comments:The loan is currently in the collection and the next payment is due for 1XXX/XX17. The last payment was received on 1XXX/XX17 in the amount xx which was applied for 1XXX/XX17. The foreclosure was initiated and the file was referred to an attorney . Due to loss mitigation, the FC was placed on hold. As per the review of the PACER report, the borrower had filed bankruptcy under xx with . The debtor was discharged and the case was a terminated . The loan was modified once since origination and the borrower has been making his payments as per the 2016 mod terms. As per the comment datedXX/XX/XX18, the property is unknown occupied. No repairs and damages have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on 5XX/XX15. Due to loss mitigation, the FC was placed on hold.

Bankruptcy Comments:As per the review of the PACER report, the borrower . The debtor was discharged and the case was a terminated . The MFR was filed on .	The loan was modified onXX/XX/XX16 between the borrower
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 4.000%, beginning from 7XX/XX16 and the maturity is dated 6XX/XX56. There is a deferred balance of amount xx and the interest bearing amount is xx.
Right of Rescission Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the PACER report, the borrower had filed Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value: 7XX/XX16   Variance: 47 (Days)   Variance %:    Comment: As per the mod, the doc date of mod isXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 72%   Tape Value: 80%   Variance:    Variance %: -8.09%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 72%   Tape Value: 80%   Variance:    Variance %: -8.09%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101010101001100100000000   Variance:    Variance %:    Comment: As per the payment history, the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000001101100101010101   Variance:    Variance %:    Comment: As per the payment history, the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX15 toXX/XX/XX18. We require the latest 12 months payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing  from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL not hand dated from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.Expiration of Lock-in or Commitment Period
2.Radon Gas Disclosure
3.Anti-Coercion Notice"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* Property address changed since origination - address on updated title different from note (Lvl 2) "As per note and recorded mortgage, the subject property address is “3XXXX”. The tax document reflects property address as “XXXX. However, the Parcel id is consistent."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88542862	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,282.47	9XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$134,335.65	Not Applicable	5.625%	xx	XX/XX/XX16	Financial Hardship	2018 town, county & utilities annual taxes have been paid in the total amount of xx which were good through onXX/XX/XX18. 20XX/XX19 school taxes have been paid in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 10 months. The last payment was received on 9XX/XX17 in the amount of xx and it was applied for the due date 9XX/XX17. The current P&I is xx and rate of interest is 5.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made onXX/XX/XX16.	Collections Comments:servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 10 months. The last payment was received on 9XX/XX17 in the amount of xx and it was applied for the due date 9XX/XX17. The current P&I is xx and rate of interest is 5.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made onXX/XX/XX16.
Available servicing comment and documents in file reveal that loan is in foreclosure . Foreclosure was referred to attorney, . Foreclosure complaint was filed . As contact was made on 9XX/XX18, the borrower said she is going to reinstate the loan and will make the payment on 9XX/XX18 with amount xx. Comment datedXX/XX/XX18 states that files was closed due to reinstated.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found. Comment datedXX/XX/XX18 states that the subject property was occupied by owner.
No latest BPO report is available.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure. Foreclosure was referred to attorney, which was completed on XXX/XX18. Foreclosure complaint was filed . As contact was made on 9XX/XX18, the borrower said she is going to reinstate the loan and will make the payment on 9XX/XX18 with amount xx. Comment datedXX/XX/XX18 states that files was closed due to reinstated.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between borrower with the new modified Unpaid principal balance is xx. The interest bearing amount was xx with interest rate 5.625% and the modified P&I was xx. The first modified payment due date was 5XX/XX16 and the maturity date will be 4XX/XX56.	HUD-1 Closing Statement Right of Rescission Origination Appraisal Notice of Servicing Transfer Final Truth in Lending Discl. Affiliated Business Disclosure Credit Application	Field: Doc Date of Last Modification Loan Value: 5XX/XX16 Tape Value:XX/XX/XX16 |---| -18 (Days) |----| Comment: N/A&#xxD; N/A&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432100   Tape Value: 001010110001110000000000   Variance:    Variance %:    Comment: Payment history String is 444444432100&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001234444444   Tape Value: 000000000111100011010100   Variance:    Variance %:    Comment: Payment history String reversed is 001234444444   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: N/A&#xxD; Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Subject mortgage is at second lies position, as updated title report dated XX/XX/XX18 shows that there is a municipal lien against the subject property in the favor of xx in the amount of xx which was recorded onXX/XX/XX14.
The subject property is in Pennsylvania  (PA) state which is super lien state and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cure by paying off the above said liens with late fees (if any)."
* Title Review shows major title concern (Lvl 4)     "The updated title report dated XX/XX/XX18, shows that there is a municipal lien against the subject property in the favor of xx in the amount of xx which was recorded onXX/XX/XX14.
The subject property is in Pennsylvania  (PA) state which is super lien state and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cure by paying off the above said liens with late fees (if any)."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemizations are available in the loan file."
* Title issue (Lvl 3)     "Final title policy shows fee simple deed was made on XXX/XX02 and was recorded on 4XX/XX02 with Bk#xx, xx; however, it should be as per the updated title report dated XX/XX/XX18, the vesting deed was made on XXX/XX02 and was recorded on 4XX/XX02 with Bk#xx xx.
It can be cure by adding addendum to final title policy."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17665176	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,065.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	40.578%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$15,101.59	Not Applicable	5.875%	xx	XX/XX/XX17	Financial Hardship	The chain of assignment is complete. Active judgments and liens found pending are as follows: There is active civil judgment lien against subject borrower which is in the amount of xx recorded on XX/XX/XX13 and . There is active IRS lien against subject borrower which is in the amount of xx recorded onXX/XX/XX11 and filed. There is active junior mortgage against subject property which is in the amount of xx recorded on XX/XX/xx07 and filed. Annual county taxes for the year of 2017 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	Review of the payment history dated from 8XX/XX18 to XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX18, and the next due date is XXX/XX18. Current UPB reflects in the provided tape data is in the amount of xx	Collections Comments:The loan is performing. Review of the payment history dated from 8XX/XX18 to XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date XXX/XX18, and the next due date is XXX/XX18. Current UPB reflects in the provided tape data is in the amount of xxLoan Modification agreement was made between borrower and lender on effective date of XX/XX/XX17.
The borrower had given promise to pay the UPB of xx with interest rate of 5.875%  with P&I of xxxx with fixed amortized type and it was beginning from first payment date on 1XXX/XX17 and ends with the maturity date of 1XXX/XX57.
The UPB that has been amortized is xx as an interest bearing amount

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower and lender on effective date of XX/XX/XX17. The borrower had given promise to pay the UPB of xx with interest rate of 5.875% with P&I of xxxx with fixed amortized type and it was beginning from first payment date on 1XXX/XX17 and ends with the maturity date of 1XXX/XX57. The UPB that has been amortized is xx as an interest bearing amount.	Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 72%   Tape Value: 71%   Variance:    Variance %: 0.85%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 72%   Tape Value: 71%   Variance:    Variance %: 0.85%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 101110111000010010100000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444123444 Tape Value: 000001010010000111011101 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The available payment history is from 8XX/XX17 to XXX/XX18, as we required latest 12 months payment history. The payment history is missing form XXX/XX18 toXX/XX/XX17."	* Property Damage (Lvl 2) "As per the collection comment XX/XX/XX17 property had a broken bathroom window, and damage to the doors, some leakage in the garage. Property needed repairs in the amount of xx. The collection comment datedXX/XX/XX18 shows the insurance company advice they will only assist with half 19K amount for roof repairs, and the cheque was received. However the latest collection comment dated XXX/XX18 shows the borrower had damages done to his home. Latest BPO report is unavailable. Details regarding repairs are unavailable."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated title report dated on XX/XX/XX18 shows there is active IRS lien against subject borrower which is in the amount of xx, recorded onXX/XX/XX11 and filed by Department of the Treasury - Internal Revenue Service."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$17,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27563566	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,452.29	8/XX/XX21	Unavailable	No	Court Delay	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Unavailable	Unavailable	Unavailable	95.062%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$226,047.61	Not Applicable	4.875%	xx	XX/XX/XX17	Lower Payment	The annual tax is paid in the amount of xx during the year 2018. No delinquent tax have been found.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on XXX/XX18. The last payment was received on 6XX/XX18 in the amount of xx. with interest rate 4.875 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment through modification.	Collections Comments:As per servicing comments, the loan is in foreclosure. The reason for default is unemployment/decreased income. The current occupancy of borrower is non owner occupied.
The borrower is making regular payments and the next due is on XXX/XX18. The last payment was received on 6XX/XX18 in the amount of xx. with interest rate 4.875 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment through modification.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between . According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 4.875 % beginning from 8XX/XX17. The new maturity date is 7XX/XX57. The interest bearing is in the amount of xx. There is no deferred balance.
No details of bankruptcy have been found.
The foreclosure was initiated and referred to attorney . The Service is completed . The reason for foreclosure delay is court delay. No further details have been found.
Foreclosure Comments:The foreclosure was initiated and referred to attorney . The Service is completed. The reason for foreclosure delay is court delay. No further details have been found.
Bankruptcy Comments:Not Applicable	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX17 between . According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest starting with 4.875 % beginning from 8XX/XX17. The new maturity date is 7XX/XX57. The interest bearing is in the amount of xx. There is no deferred balance.	Affiliated Business Disclosure Hazard Insurance	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 85%   Variance:    Variance %: -14.92%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 70%   Tape Value: 85%   Variance:    Variance %: -14.92%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444211100   Tape Value: 111110100110110111010010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444211100. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 001112444444 Tape Value: 010010111111011001011111 Variance: Variance %: Comment: The Payment History String reversed is 00111244444. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	There is a HOA/COA lien against property in the favor of xx Attorney for xx. in the amount of xx which was recorded on 1XXX/XX18."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject property is in second lien position. There is a HOA/COA lien against property in the favor of xx. Attorney for xx xx xx, Inc. in the amount of xx which was recorded on 1XXX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the prohibited fees test.
The loan charges one or more prohibited inspection fees that are not needed to ascertain the completion of construction or repairs. MD Code §12-121."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per the final application, the total monthly expenses are xx and total monthly income is xx. However, the DTI exceeds 95.062%."
* Missing proof of hazard insurance (Lvl 2)     "Proof of hazard insurance is missing from the loan file."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "Prohibited Fees Test: loan data : xx, comparison data : xxx, variance : +xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36828624	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,853.57	6/XX/XX21	Unavailable	No	DB35BCA9-B5EB-4453-B6FA-79BD51682ADF	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.236%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There are Seven IRS liens against the borrower xx in the favor of the Federal Tax Lien for the Total amount of xxx739.08 which was recorded on Different dates.

The Combined  Annual taxes for the Year 2017 have been paid in the Amount of xx.
No Prior Year Delinquent Taxes Have Been Found.
As per the review of payment history, the borrower is delinquent for 7 months the next due for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 6.875 % and PITI is in the amount of xx. The UPB reflecting is in the amount of xx.	Collections Comments:As per the review of servicing comments as ofXX/XX/XX18 the loan is in Foreclosure. As per Collection comment datedXX/XX/XX18, the foreclosure was initiated and the file referred to an attorney . According to comment datedXX/XX/XX18, the foreclosure sale was scheduled onXX/XX/XX18. However, the foreclosure put on hold due to the title issue and the hold was ended onXX/XX/XX18. According to collection comment datedXX/XX/XX18, requested for the foreclosure bid value.No further details are found regarding the foreclosure current status. As we have collection comment tillXX/XX/XX18.
the borrower is delinquent for 7 months the next due for payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 6.875 % and PITI is in the amount of xx. The UPB  reflecting is in the amount of xx.
As per Servicing comment dated 1XXX/XX17 the reason for default is no money and the work was slow.and the intention of the borrower is to bring the loan in the current.
According to collection comment datedXX/XX/XX18, the property is Owner occupied. However, no further information is available to determine the current property condition and property type.

Foreclosure Comments:As per Collection comment datedXX/XX/XX18, the foreclosure was initiated file referred to an attorney . According to comment datedXX/XX/XX18, the foreclosure . However, the foreclosure put on hold due to the title issue and the hold was ended onXX/XX/XX18. According to collection comment datedXX/XX/XX18, requested for the foreclosure bid value.No further details are found regarding the foreclosure current status. As we have collection comment tillXX/XX/XX18.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 4XX/XX29   Variance:    Variance %:    Comment: the loan was not modified since origination.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 72%   Tape Value: 72%   Variance:    Variance %: 0.48%   Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101010100001001000100000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000001000000100001010101   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXd   Tape Value: 4XXXX  Variance:    Variance %:    Comment: As per note document property address street is XXXX   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note document property city XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Did not use for review.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available fromXX/XX/XX16 toXX/XX/XX18; as we require a recent 12 months Payment history. However, the payment history is missing from 1XXX/XX17 to XXX/XX18 and from XXX/XX18 to 8XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Texas State. The following disclosures are missing from the loan file:
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are seven   IRS liens against the borrower xx in the favor of the Federal Tax Lien for the Total amount of xxx739.08. Which was recorded on Different dates; however, the name of borrower and SSN# is consistent with the name of the borrower."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15403411	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$4,599.38	8/XX/XX21	xx	No	2FBDDBCA-1E71-487F-8C8A-BE182886EF51	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			36.916%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	in chain of title. Borrower is deceased and EstateTransfered. 2018-2019 Taxes are due but not delinquent.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX16 to XX/XX/XX18. The delinquency has been for 18 months. The last payment received date unknown. The next due date is XX/XX/XX16. The current P&I xx is and rate of interest is 4.375%. The current unpaid principal balance is in the amount of xx
Collections Comments:The loan is in active collection. Foreclosure has been initiated on the loan. The foreclosure was referred to attorney . The Complaint was filed. A judgment was entered on XX/XX/XX17. The Further action is awaited. The foreclosure is on hold for the loan is on dual tracking

The current UPB is reflected in the amount of xx.  The borrower is not making the payments regularly. The borrower is delinquent for more than 180 days.   The next due for the payment is1XX/XX/XX16.
Foreclosure Comments:Foreclosure has been initiated on the loan. The foreclosure was referred to attorney . The Complaint was filed .  A judgment was entered .  The Further action is awaited.
Bankruptcy Comments:Not Applicable	Not Applicable	Right of Rescission HUD-1 Closing Statement Origination Appraisal Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX42   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000000000000000011100100   Variance:    Variance %:    Comment: payment history string reversed is 444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 001001110000000000000000   Variance:    Variance %:    Comment: payment history string reversed is 444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review. &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from 9XX/XX18 to 1XXX/XX18. However, we require the latest 24 months of comment history. The comment history is missing from 7XX/XX16 to 9XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file; However, Estimated HUD-1 is available which is located at xx.pdf  and all fees are taken from Estimated HUD-1 to run the compliance."
* Payment History is not Complete (Lvl 3)     "The payment history is available fromXX/XX/XX16 to 5XX/XX18. However, we require the latest 24 months of payment history. The payment history is missing from 6XX/XX18 toXX/XX/XX18."
* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on XX/XX/XX14. The death certificated is located at “xx."	* Right of Rescission missing or unexecuted (Lvl 2) "The Right of Rescission is not executed by the borrower."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test are failed."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file;
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Insurer RecommendationDisclosure
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice
6. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA Test Failed due to following reason;
1. TILA Finance Charge Test which shows Loan Data xx Comparison Data xx and Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx. TILA Foreclosure Rescission Finance Charge Test which shows Loan Data xx Comparison Data xx and Variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Service Transfer Disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date as per estimated HUD-1 is XXX/XX12, which is later than Note date XXX/XX12."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60258373	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,326.35	9XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	16.889%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$49,099.40	Not Applicable	2.000%	xx	XX/XX/XX14	Financial Hardship	No active judgments and liens have been found. The 2017 county taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been delinquent for 6 months and the next payment is due for XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for XXX/XX18. The UPB is xx. The current P&I is xx and the PITI is xx. The borrower has been making his payments as per the 2014 mod terms.	Collections Comments:The loan is currently in foreclosure and next payment is due for XXX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for XXX/XX18. The foreclosure was initiated and the file was referred to an attorney . The complaint was filed. The service was completed on 8XX/XX18.
No records for bankruptcy have been found. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2014 mod terms. As per the comment dated 1XXX/XX18, the property is owner-occupied. No repairs and damages have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney . The complaint was filed . The service was completed on 8XX/XX18. The further proceedings have been awaiting.
Bankruptcy Comments:Not Applicable	This step modification agreement was signed between the borrower
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from 1XXX/XX14 and the maturity is dated 4XX/XX48.
Right of Rescission	Field: Doc Date of Last Modification Loan Value: 1XXX/XX14 Tape Value:XX/XX/XX14 |---| -127 (Days) |----| Comment: This step modification agreement was signed between the Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No Variance: Variance %: Comment: As per tape data Lender G/L require MI is no . &#xxD; Tape Source: Initial Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX14   Tape Value: 1XXX/XX19   Variance: 1826 (Days)   Variance %:    Comment: As per the mod, the step 1 date is 1XXX/XX14&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: As per the mod, the step 1 rate is 2.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX19   Tape Value: 1XXX/XX20   Variance: 366 (Days)   Variance %:    Comment: As per the mod, the step 2 date is 1XXX/XX19&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per the mod, the step 2 rate is 3.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX20   Tape Value: 1XXX/XX21   Variance: 365 (Days)   Variance %:    Comment: As per the mod, the step 3 date is 1XXX/XX20.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.1%   Variance:    Variance %: -0.13%   Comment: As per the mod, the step 3 rate is 4.00%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321000000   Tape Value: 010111001111111111000000   Variance:    Variance %:    Comment: As per tape data Payment history string is 00000321444 . However according to collection comment it is 000000111111111100101010&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000123444   Tape Value: 000000111111111100101010   Variance:    Variance %:    Comment: As per tape data Payment history string reversed is 000000111111111100101010. However according to payment history it is 00000123444&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: As per tape data purpose of refinance per application is cash out-Other. However according to collection comment it is not applicable&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Property is Manufactured Housing (Lvl 4) "Home not affixed. According to an appraisal report datedXX/XX/XX03 located , the subject property type is Manufactured home. Neither serial# listed on the mortgage or mortgage legal description, nor ALTA 7 endorsement for Manufactured home was found with the final title policy. The third point in schedule B of title policy states that the policy does not insure any mobile home on the property. No affidavit of affixation was found in the loan file. Also, the latest tax reports available with updated title report shows the Assessments are done separately. Unable to determine whether the home is attached to the permanent concrete foundation."	* Payment History is not Complete (Lvl 3) "The payment history is available from XXX/XX16 toXX/XX/XX18. We require latest 12 months payment history. The payment history is missing fromXX/XX/XX18 toXX/XX/XX18."
* Deceased Borrower(s) (Lvl 3) "The borrower was deceased on XX/XX/XX10. The death certificate is not found in the updated title."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test.

The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xxxx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63570509	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$598.99	$2,395.96	9XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.812%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.477%	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX17	$102,071.56	Not Applicable	5.812%	xx	XX/XX/XX17	Financial Hardship	There is a water/sewer lien in the favor of Town of XXXX in the amount of xxx which was recorded onXX/XX/XX11.
There is a credit card judgment in the favor of XXXX in the amount of xx which was recorded onXX/XX/XX18.
The first installment town taxes of 2017 have been paid in the amount of xx.
The second installment town taxes of 2017 are delinquent in the amount of xx.
The third installment town taxes of 2017 are due in the amount of xx.
The fourth installment town taxes of 2017 are due in the amount of xx.
The review of payment history shows that the borrower has been delinquent for 13 months and the next due date for the payment is 7XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due date 6XX/XX17. The UPB reflected is in the amount of xx till the due date of 6XX/XX17. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 7XX/XX17. The foreclosure was initiated and the file was referred to an attorney . The complaint was filed . The comment datedXX/XX/XX18 states that the reinstatement quote has been faxed onXX/XX/XX18. However, the foreclosure was placed on hold. The review of payment history shows that the borrower has been delinquent for 13 months and the next due date for the payment is 7XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due date 6XX/XX17. The UPB reflected is in the amount of xx till the due date of 6XX/XX17. The borrower has been making the payments as per the modification agreement. The loan modification agreement was made between the borrower and the lender . The loan has been modified once since origination. The comment dated 4XX/XX18 reflects that the loan was reviewed for modification and denied. No damage and repairs have been found. The reason for default has not been found. No information pertaining to bankruptcy has been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney . The complaint was filed . The comment datedXX/XX/XX18 states that the reinstatement quote has been faxed onXX/XX/XX18. However, the foreclosure was placed on hold.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between the borrower and the lender . The modified UPB is xx with an interest rate of 5.812% and P&I of xx. The first payment started from XXX/XX17 till the maturity date of XXX/XX57. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified once since origination.	Origination Appraisal Title Evidence	Field: Original Standard LTV (OLTV) Loan Value: 100% Tape Value: 76% Variance: Variance %: 24.00% Comment: LTV is 100% Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000110101000100000000000   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000101000101001000   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of refinance per application is lower rate of term.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the ProTitle report dated XX/XX/XX18, there is a water/sewer lien in the favor of xx in the amount of xxx which was recorded onXX/XX/XX11. The subject mortgage was originated on XX/XX/XX03 with the lender xx as nominee foxxx which was recorded on XX/XX/XX03. The subject property is located the State of Connecticut. There is a risk of property may get foreclosed due to above unpaid lien. This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "As per the ProTitle report dated XX/XX/XX18, the subject mortgage is on second lien position as there is a water/sewer lien in the favor of Town of Killingly in the amount of xxx which was recorded onXX/XX/XX11. The subject mortgage was originated on XX/XX/XX03 with the lender xx as nominee for xxx which was recorded on XX/XX/XX03."
* Missing Title evidence (Lvl 4) "The final title policy along with commitment and preliminary title policy are missing from the loan file."	* Payment History is not Complete (Lvl 3) "The payment history is available from XXX/XX16 toXX/XX/XX18. Latest 12 months of payment history is required and the payment history is missing from 8XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "CT License Validation Test: FAIL
TILA Right of Rescission Test: FAIL"
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated XX/XX/XX18, the second installment town taxes of 2017 are delinquent in the amount of xx which were due for 1XXX/XX18."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Connecticut license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license.
As of July 1, 2008 the Connecticut First Mortgage Lender License and the Connecticut Second Mortgage Lender License are no
longer valid. The Connecticut Mortgage Lender License is available for loans with a closing date before July 1st, 2008."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE  failed for Connecticut license validation test and TILA Right of Rescission Test:"
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63419231	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,315.01	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$228,234.45	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The county annual taxes for the year 2018 were due in the amount of xx. No prior year delinquent taxes have been found.	According to the tape data of payment history as ofXX/XX/XX18, the borrower is delinquent for 5 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB reflected in the amount of xx. The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made on 1XXX/XX13.	Collections Comments:According to the collection comments, the loan is in active bankruptcy. The reason for default was curtailment in income. According to the tape data of payment history as ofXX/XX/XX18, the borrower is delinquent for 5 months and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XXX/XX18. The UPB reflected in the amount of xx. The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made on 1XXX/XX13. According to the modified terms, the new principal balance is xx. The borrower promises to make payments in 4 steps. Currently, the borrower has been making the payment as per the first step which starts from the rate of interest 2% and P&I of xx beginning from 1XXX/XX13. The modification was further amortized into 3 steps. The new maturity date is XXX/XX52. The foreclosure was initiated in 2017. The file was referred to an attorney on XXX/XX17. The step sale was scheduled onXX/XX/XX17. However, XXXX (borrower/debtor) has filed bankruptcy under xx . The debtor has filed proposed xx plan on XX/XX/XX18; however, the plan has not yet confirmed. The deadline to file POC is XX/XX/XX18; however, the creditor has not filed POC yet. The case is awaited for plan confirmation hearing. The collection comment datedXX/XX/XX18 shows; the subject property was occupied by original owner.
Foreclosure Comments:The foreclosure was initiated . The file was referred to an attorney . The step sale was scheduled onXX/XX/XX17. However, XXXX (borrower/debtor) has filed bankruptcy under xx.
Bankruptcy Comments:XXXX (borrower/debtor) has filed bankruptcy under xx . The debtor has filed proposed xx plan on XX/XX/XX18; however, the plan has not yet confirmed. The deadline to file POC is XX/XX/XX18; however, the creditor has not filed POC yet. The case is awaited for plan confirmation hearing.	The loan has been modified since origination. The borrower has been making the payments as per the loan modification which was made on 1XXX/XX13. According to the modified terms, the new principal balance is xx. The borrower promises to make payments in 4 steps. Currently, the borrower has been making the payment as per the first step which starts from the rate of interest 2% and P&I of xx beginning from 1XXX/XX13. The modification was further amortized into 3 steps. The new maturity date is XXX/XX52.	Credit Application Missing Required State Disclosures	Field: Doc Date of Last Modification Loan Value: 1XXX/XX13 Tape Value:XX/XX/XX13 Variance: -1 (Days) Variance %: Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: 1XXX/XX Not part of our scope.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432210   Tape Value: 010011000001100101110100   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 012234444444   Tape Value: 001011101101100000100010   Variance:    Variance %:    Comment: 1XXX/XX This is our payment string.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: 1XXX/XX Not part of our scope.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XXX/XX16 toXX/XX/XX18. However, we required complete 12 months payment history. The payment history is missing from 9XX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18 and 7XX/XX18 toXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosures is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1 the settlement dateXX/XX/XX05 which is different from the note date."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State and the CA state requires total 12 disclosures, all are missing from the loan file.
1) Impound Account Disclosure
2) Cosigner Notice
3) Private Mortgage Insurance Disclosure
4) Hazard Insurance Disclosure
5) Insurer Recommendation Disclosure
6) CA Fair Lending Notice
7) Anti-Tying Disclosure
8) Privacy Notice
9) Notice of Right to Copy of Appraisal
10) Application for Credit-Married Persons
11) Fair Debt Collection Notice
																																																																																								12) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88163245	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,339.70	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Yes	Yes	No	30.748%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No active mortgages, liens and judgments were found against the property or the borrower.
No prior year delinquent taxes have been found.
The 1st installment of 2018-2019 County taxes is due on XX/XX/xx18 in the amount of xx.
The 2nd installment of 2018-2019 County taxes is due onXX/XX/XX19 in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 16 months. The last payment received date is unavailable, the payment applied date was XXX/XX17 and the next due date for payment is 4XX/XX17. As per tape data, the P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the tape data is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney.
Currently foreclosure process was put on hold due to loss mitigation .
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is occupied by the unknown party and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 16 months. The last payment received date is unavailable, the payment applied date was XXX/XX17 and the next due date for payment is 4XX/XX17. As per tape data, the P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the tape data is in the amount of xx. The borrower has been making payments as per the Note terms.

Foreclosure Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney.
Currently foreclosure process was put on hold due to loss mitigation .
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: NA&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 7XX/XX43   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101101111000000000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 000000000000000111111101 Variance: Variance %: Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is present from XX/XX/XX16 to XXX/XX18. We require the latest 12 months payment history. It is missing from 4XX/XX18 toXX/XX/XX18."	* Missing Appraisal (Lvl 2) "Appraisal report at the time of origination is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
 Impound Account Disclosure
 Cosigner Notice
 Private Mortgage Insurance Disclosure
 Hazard Insurance Disclosure
 Insurer Recommendation Disclosure
 CA Fair Lending Notice
 Anti-Tying Disclosure
 Privacy Notice
 Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23341166	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,871.58	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.408%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The 2017 annual county taxes are paid in the amount of xx, with no prior delinquency.	According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the original note.	Collections Comments:The current status of loan in foreclosure. The process of foreclosure has been initiated,the complaint was filed .However no further comments regarding the foreclosure has been found. As it was on hold due loss mitigation program .
No comments regarding the bankruptcy has been found.
The loan has not been modified since the origination.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 5 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the original note.
The subject property is in average condition, no comments regarding the damage or repair has been found.

Foreclosure Comments:The current status of loan in foreclosure. The process of foreclosure has been initiated,the complaint was filed.However no further comments regarding the foreclosure has been found. As it was on hold due loss mitigation program .
Bankruptcy Comments:Not Applicable	Not Applicable	Right of Rescission Good Faith Estimate	Field: Mod Maturity Date Loan Value: Not Applicable Tape Value: 1XXX/XX40 |---| |----| Comment: Did not use for review. Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 93%   Tape Value: 94%   Variance:    Variance %: -0.82%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 93%   Tape Value: 94%   Variance:    Variance %: -0.82%   Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000011111000100010000001   Variance:    Variance %:    Comment: As per the latest PH the string is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000010101000111100000   Variance:    Variance %:    Comment: As per the latest PH the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Limited Cash Out (GSE definition) Tape Value: Home improvement Variance: Variance %: Comment: Did not use for review. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "As we require latest 12 months payment history. There is missing payment history in the gap of XXX/XX18 toXX/XX/XXx."	* Right of Rescission missing or unexecuted (Lvl 2) "Right of Rescission is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "Final Good Faith Estimate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42253689	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$430.12	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	16.462%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There is no active judgments/ liens found against the borrower. The annual; combined taxes have been paid total in the amount of xx. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is in delinquency for 6 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.875% for the due date of 1XXX/XX17. The next due date is 1XXX/XX17. The latest payment history reflects the UPB in the amount of xx.	Collections Comments:Recent Foreclosure sale date has been scheduled on 1XXX/XX18. According to the servicing comments the foreclosure was initiated and the file was referred to attorney . User has placed the file on hold due to the bankruptcy filed by borrower . The bid instructions have been given and the bid . The bidding instructions completed onXX/XX/XX18. The loan is in active bankruptcy. As we have the servicing comments till 1XXX/XX18 hence unable to verify that the sale has completed or not; however updated title report dated XX/XX/XX18 shows current ownership in the name of borrower.

The borrower had filed the bankruptcy on . The POc was not filed till and the POC bar date is 1XXX/XX18. Still the plan is not confimred.

 The loan is in delinquency for 6 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 6.875% for the due date of 1XXX/XX17. The next due date is 1XXX/XX17. The latest payment history reflects the UPB in the amount of xx.
The subject property is owner occupied.
Foreclosure Comments:
Bankruptcy Comments:The borrower had filed the bankruptcy . The POc was not filed till and the POC bar date is 1XXX/XX18. Still the plan is not confimred.	Not Applicable	Notice of Servicing Transfer Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Active BK docs in file Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 8XX/XX28   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 65%   Tape Value: 65%   Variance:    Variance %: 0.15%   Comment: NA   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 100101001101110001000000   Variance:    Variance %:    Comment: update the payment history per history in file &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000100111101100101001   Variance:    Variance %:    Comment: update the payment history per history in file   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: udpate per note in file   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Home improvement   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from 6XX/XX16 to 6XX/XX18; however we required latest 12 months complete payment history. The payment history is missing from 7XX/XX18 toXX/XX/XX18."
* Recent Foreclosure Sale - Need Update (Lvl 3) "Recent Foreclosure sale date has been scheduled . According to the servicing comments the foreclosure was initiated and the file was referred to attorney . User has placed the file on hold due to the bankruptcy filed by borrower onXX/XX/XX18. The bid instructions have been given and the bid amount is xx. The bidding instructions completed onXX/XX/XX18. The loan is in active bankruptcy. As we have the servicing comments till 1XXX/XX18 hence unable to verify that the sale has completed or not; however updated title report dated XX/XX/XX18 shows current ownership in the name of borrower."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Loan Data xx Comparison Data xx Variance -xx.
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: Loan Data xx Comparison Data xx Variance -xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Property Damage (Lvl 2)     "The comment datedXX/XX/XX16 state that the borrower has some roof damaged and need to report claim. But no further details have been found regarding the repair has been made or not."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "The TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4429375	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,213.99	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.147%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No active liens and judgment has been found on updated title report. 1st installment of 2018 year combined property tax was paid on XX/XX/XX18 in the amount of xx and 2nd installment of year 2017 combined property tax was paid on XX/XX/xx18 in the amount of xx.	Review of the payment history provided fromXX/XX/XX16 to 8XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.875%. Borrower is currently making the payment according to the note terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 1XXX/XX17. The next due date is XXX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 4.875%. Borrower is currently making the payment according to the note terms.
Foreclosure is yet not started. PACER did not shows any bankruptcy which is filed by the subject borrower. As per latest comment datedXX/XX/XX18 shows that the subject property is occupied by the subject owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Good Faith Estimate Notice of Servicing Transfer Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 5XX/XX30   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 57%   Tape Value: 55%   Variance:    Variance %: 2.14%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 57%   Tape Value: 55%   Variance:    Variance %: 2.14%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 101010010100111110111010   Variance:    Variance %:    Comment: payment history   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 010111011111001010010101 Variance: Variance %: Comment: payment history Tape Source: Initial	B	* Good Faith Estimate missing or unexecuted (Lvl 2) "Final GFE is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in  Michigan State , MI state required total one disclosure which is missing from the loan file.
																																																																																								Choice of Insurance Agent"	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52735534	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$2,030.34	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.589%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2018-2019 County 1st tax has been due on XX/XX/xx18 in the amount of xx. 2018-2019 County 2nd tax due onXX/XX/XX19 in the amount of xx. No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 20 months. The last payment was received on XXX/XX18 , the payment applied date was 1XXX/XX16 and the next due date for payment is 1XXX/XX16. The P&I is in the amount of xxand PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in Foreclosure. The payment history as of XX/XX/XX18, the borrower is currently delinquent for 20 months. The last payment was received on XXX/XX18, the payment applied date was 1XXX/XX16 and the next due date for payment is 1XXX/XX16. The P&I is in the amount of xxand PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx. The borrower making payment as per Note.
The reason for default is Unemployment. The subject property has been occupied by the Owner.
The foreclosure was initiated and the file was referred to an attorney . The complaint was filed . Presale Redemption expires completed onXX/XX/XX18.
No damages or repair have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney . The complaint was filed .Presale Redemption expires completed onXX/XX/XX18.
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure HUD-1 Closing Statement Affiliated Business Disclosure Missing Required State Disclosures	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX33   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 38%   Tape Value: 39%   Variance:    Variance %: -0.62%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 38%   Tape Value: 39%   Variance:    Variance %: -0.62%   Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 111100000000000000000000   Variance:    Variance %:    Comment: Payment History string is 44444444. However, the tape data reflects 110100000000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 000000000000000000011111   Variance:    Variance %:    Comment: Payment History String Reversed is 44444444. However, the tape data reflects 000000000000011111.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Did not use for review.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Did not use for review.&#xxD; Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. However, the values are updated estimated HUD-1 which is located at to run compliance."
* Payment History is not Complete (Lvl 3) "The Available Payment history from date 8XX/XX16 to XXX/XX18 which is incomplete. However, we require the latest 12 months payment history. The Payment history is missing from date XX/XX/XX18 toXX/XX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxLA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx.
This loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The subject mortgage was originated on XX/XX/XX03. However, according to the ROR, the transaction date is XX/XX/XX03."
* Settlement date is different from note date (Lvl 2)     "The subject property is located in California State. According estimated Hud-1 located at "xx the settlement date is XX/XX/XX03."
* State Tax Judgment (Lvl 2)     "As per Updated title report dated XX/XX/XX18, there are 4 State Tax Lien, 1st and 2nd state tax is in the favor of xx,Tax Collector of County Of xx, State of California, in the amount xx .3rs and 4th state tax is in the favor of xx, Treasurer/Tax Collector xx, Tax Collector, in the amount xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
9.Application for Credit-Married Persons
10.Fair Debt Collection Notice
																																																																																								11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43533529	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$5,199.87	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	19.358%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$178,793.09	Not Applicable	2.875%	xx	XX/XX/XX11	Financial Hardship	The Title Report also showed two State Tax Liens filed against the BWR for outstanding Personal State Income Tax and payable to XXXX; 1)xx @ XX/XX17, and 2)xx @XX/XX18. Pennsylvania is a Super Lien State and does consider State and Local Tax a priority lien.
The civil judgment IAO xxs a civil judgment resulting from a personal law suit and not filed against the subject property.

Review of the payment history states that the borrower has been delinquent for more than 14 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.	Collections Comments:The loan is due for more than 14 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.
No bankruptcy activity found. Foreclosure was initiated in the loan and hold due to loss mitigation.
The updated title report states that there are two state tax liens, one junior mortgage and one civil judgment. No damages were found and the occupancy is occupied by an unknown party as per the comments.

Foreclosure Comments:Foreclosure was initiated in the loan and hold due to loss mitigation.
Bankruptcy Comments:Not Applicable	Modification Comments: The Borrower has experienced financial hardship and has been granted a Home Affordable Modification. per the signed MOD, 1XXX/XX11 is 'the effective date of this modification'. The new principal balance per modification is in the amount of xxx. This MOD has no deferred or forgiven balances. This MOD is a 3 step with the first payment on 1XXX/XX11 for 60 months at rate 2.875% for P&I of xx. The Second step begins at 1XXX/XX16 for 12 months rate at 3.875% with P&I xx. The Third step starts 1XXX/XX17 for 189 months rate 4.125% with P&I xx. The new Modified Maturity date is 7XX/XX33.	Credit Application	Field: Doc Date of Last Modification Loan Value: 1XXX/XX11 Tape Value: 9XX/XX11 |---| -60 (Days) |----| Comment: As per the mod.&#xxD; Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX11   Tape Value: 1XXX/XX16   Variance: 1827 (Days)   Variance %:    Comment: As per the mod.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.9%   Tape Value: 3.9%   Variance:    Variance %: -1.00%   Comment: As per the mod.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX16   Tape Value: 1XXX/XX17   Variance: 365 (Days)   Variance %:    Comment: As per the mod.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.9%   Tape Value: 4.1%   Variance:    Variance %: -0.25%   Comment: As per the mod.   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 2.9%   Tape Value: 0.0%   Variance:    Variance %: 2.88%   Comment: As per the mod.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.23%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 74%   Variance:    Variance %: -0.23%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 000010000000111001000001   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 100000100111000000000000   Variance:    Variance %:    Comment: As per the payment history.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is in the lower lien position as there are two State Tax liens in the total amount of xx in the favor of xx The state is PA state which is a super lien state."
* Title Review shows major title concern (Lvl 3)     "As per the updated title report there are two state tax liens as follows:
1. State tax xx  which was recorded on XX/XX/XX17.
2.  State tax lien in the amount of xx in the favor of xx which was recorded on XX/XX/XX18.
The state is PA state. There is a possibility of foreclosure by liens which can be avoided by paying off the above liens."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The CE failed for TILA Foreclosure Rescission Finance Charge Test."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test: FAIL loan data: xx, comparison data: xx, variance: -xx* Application Missing (Lvl 2) "Final Application is missing from the loan file, however, values are taken from the initial application located st "30289075_6122_0385228175"."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62208560	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,011.26	8/XX/XX21	xx	No	Court Delay	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	3 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	85.778%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There is an active state tax lien has been found against the subject borrower in the amount of xx which was recorded onXX/XX/XX18 in favor of Commonwealth of Massachusetts.
1st   installment of 2019 year combined property tax was paid on 8XX/XX18 in the amount of xx and 2nd installment of year 2019 combined property tax is due on XX/XX/xx18 in the amount of xx.
According to the updated title report dated XX/XX/xx18, the annual utility charges for year 2017-2019 are delinquent in the total amount of xx which is good through on XX/XX/xx18.
And also 1st installment of 2019 year utilities charges are past due (under 30-days) which was due on 9XX/XX18 in the amount of xx.
Review of the payment history provided from 1XXX/XX16 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 6XX/XX17. The next due date is 7XX/XX17. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.125%. Borrower is currently making the payment according to the note terms.	Collections Comments:The subject loan is in active foreclosure. Review of the collection comment shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 6XX/XX17. The next due date is 7XX/XX17. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx and current interest rate as per payment history is 6.125%. Borrower is currently making the payment according to the note terms.
Review of the latest 24 months collection comments shows that the foreclosure was initiated and referred to attorney  and complaint was filed. Comment datedXX/XX/XX18 shows that the foreclosure file was placed on hold due to borrower loan modification . Trial plan provided to borrower for 3 months. Comment datedXX/XX/XX18 shows that the hold ended and no longer in loss mitigation. Comment datedXX/XX/XX18 shows that the foreclosure file was again placed on hold due to court delay.  There is no further information available in the collection comments regarding foreclosure.
There is no information has been found in 24 months collection comments regarding current occupancy as well as no damage has been found however no need to repair.
Foreclosure Comments:Review of the latest 24 months collection comments shows that the foreclosure was initiated and referred to attorney  and complaint was filed. Comment datedXX/XX/XX18 shows that the foreclosure file was placed on hold due to borrower loan modification . Trial plan provided to borrower for 3 months. Comment datedXX/XX/XX18 shows that the hold ended and no longer in loss mitigation. Comment datedXX/XX/XX18 shows that the foreclosure file was again placed on hold due to court delay.  There is no further information available in the collection comments regarding foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Field: Doc Date of Last Modification Loan Value: Not Applicable Tape Value:XX/XX/XX08 |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: mortgage is ARM   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX36   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX08   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 6.1%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 64%   Tape Value: 92%   Variance:    Variance %: -27.73%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 64%   Tape Value: 65%   Variance:    Variance %: -0.73%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 4444444443210   Tape Value: 000011110100000111000000   Variance:    Variance %:    Comment: converted to 0-4 ratings scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 0123444444444   Tape Value: 000000111000001011100000   Variance:    Variance %:    Comment: converted to 0-4 ratings scale   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: na Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available in the file from 1XXX/XX16 toXX/XX/XX18, however, we require latest 12 months payment history; Payment history is missing fromXX/XX/XX17 toXX/XX/XX18."
* Water/Sewer Taxes (Lvl 3)     "According to the updated title report dated XX/XX/XX18, the annual utility charges for year 2017-2019 are delinquent in the total amount of xx which is good through on XX/XX/XX18.
And also 1st installment of 2019 year utilities charges are past due (under 30-days) which was due on 9XX/XX18 in the amount of xx."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the grace period test as;
Grace Period Test: FAIL 10Days 15Days -5Days
The loan has a grace period that does not conform to the requirements for the lender's license type in the state where the property is located.

This loan failed the late fees test as;
Late Fees Test: FAIL 6.000% 3.000% +3.000%
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* DTI > 60% (Lvl 2)     "According to final application the total monthly income of the borrower is xx; however, total monthly expenses are in the amount of xx. Hence, DTI is 85.778% which is greater than 60.000%."
* State Tax Judgment (Lvl 2)     "There is an active state tax lien has been found against the subject borrower in the amount of xx  which was recorded onXX/XX/XX18 in favor of Commonwealth of Massachusetts"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for TILA Finance Charge Test, APR Test and Grace Period Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as;
TILA Finance Charge Test: FAIL xx xx -xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA APR test as;
TILA APR Test: FAIL 8.762% 9.817% -1.055%
The annual percentage rate (APR) is 9.817%. The disclosed APR of 8.762% is not considered accurate because it is more than
																																																																																								X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65125514	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,962.14	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	47.665%	First	Commitment	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No single assignment has been found for the subject mortgage.

No active judgments or liens have been found in the updated title report.

1st installment of 2019 combined taxes of xx is due onXX/XX/xx19 and 2nd installment of xx is due onXX/XX/XX19.
No prior year’s delinquent taxes have been found in the updated title report.
The review of updated payment history of XX/XX/XX18, the loan is currently in delinquency for 30 days and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. According to the original Note Terms, borrower is making payments now.	Collections Comments:The loan is currently in delinquency for 30 days and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms. The comment dated on XX/XX/XX18 states that the reason for default of the loan is borrower's excessive obligation. No evidences are available in the latest 24 months servicing comments regarding the foreclosure proceedings. There is no information in the PACER regarding the filing of Bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Title Policy Mortgage Insurance	Field: Original CLTV Ratio Percent Loan Value: 98% Tape Value: 97% |---| |----| 1.69% Comment: Standered CLTV is 98.18%, tape shows 96.50%&#xxD; Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 97%   Variance:    Variance %: 1.69%   Comment: Standered LTV is 98.18%, tape shows 96.50%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101200001211   Tape Value: 102100002111   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 11120000212101&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112100002101   Tape Value: 111200021201   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 11120000212101   Tape Source: Initial   Tape Type:
Field: Post-Close DTI per 1003 Loan Value: 48% Tape Value: 48% Variance: Variance %: -0.01% Comment: Post close DTI is 47.66%, tape shows47.67% Tape Source: Initial Tape Type:	B	* Mortgage (Lvl 4) "This loan is FHA. The loan originatedXX/XX/XX17 as an FHA loan with case #xx No indication of any changes in loan type found in the loan file"	* Title policy missing (Lvl 3) "Missing Final Title Policy. Title Commitment was reviewed at the time of this audit."
																																																																																							* MI, FHA or MIC missing and required (Lvl 3) "Missing Mortgage Insurance Certificate."	* XXX Risk Indicator is "Elevated" (Lvl 2) "The CE risk indicator is "Elevated" because the loan failed the Qualified Mortgage DTI threshold test. This loan has a Qualified Mortgage DTI of 47.665% as the Borrower’s income is xx with total expenses in the amount of xx per AUS . The loan has been underwritten by AUS with the recommendation "Approve/Eligible"	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	Pass	Pass	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68538138	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$7,071.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$XXXX	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.727%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No single assignment is found for the subject mortgage.

No active judgments or liens in the updated title report.

1st installment of 2018-2019 year County taxes of xx are due on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.
No prior years delinquent taxes are found in the updated title report.
The review of updated payment history as of XX/XX/XX18, the loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received on 1XXX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received on 1XXX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.

There is no information in the PACER regarding filing of Bankruptcy. No information is available regarding foreclosure proceedings as the loan is currently performing well.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Origination Appraisal Mortgage Insurance Title Evidence	Field: Borrower Last Name Loan Value: Garcia Tape Value: Martinez Garcia |---| |----| Comment: Borrower Tape Source: Initial Tape Type:
Field: Payment History String Reversed Loan Value: XXXXXXXXxx00 Tape Value: XXXXXXxxxx00 Variance: Variance %: Comment: Pay history string is XXXXXXxx00 but tape shows XXXxxxx00 Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy at the time of origination is missing from the loan file and Title Commitment/Preliminary Policy are also not available from the loan file."	* Missing Required State Disclosures (Lvl 3) "The following state (CA) disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
* Missing Appraisal (Lvl 3)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 3)     "MI Cert is missing from the loan file."
																																																																																							* Missing Required Disclosures (Lvl 3) "List of service provider disclosure is missing from the loan file."		* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58625327	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$932.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.898%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The chain of assignment has been completed.
There are two IRS liens against the borrower xx
The 2016-17 county annual taxes are paid for the amount of xx and xx.
The 2018 county annual taxes are due for the amount of xx that was due onXX/XX/xx19.
No, any prior delinquent taxes are found.
According to payment history as of dated XX/XX/XX18, the borrower is performing and next due for 1XXX/XX18. The last payment was received on 1XXX/XX18 for the amount of xx with an interest rate of 10.00% which was applied on 1XXX/XX18. The new UPB is reflected for the amount of xx.	Collections Comments:The loan is currently performing and next due for 1XXX/XX18. The last payment was received on 1XXX/XX18 for the amount of xx with an interest rate of 10.00% which was applied on 1XXX/XX18. The new UPB is reflected for the amount of xx.
The loan was not modified since origination.
The borrower yet has not been filed bankruptcy.
The foreclosure has not been initiated.
The subject property is occupancy and condition is unable to determine.
No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures
Title Evidence
Notice of Servicing Transfer
Right of Rescission
Loan Program Info Disclosure
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Origination Appraisal
Final Truth in Lending Discl.	Field: ARM Lifetime Floor Percent Loan Value: 12% Tape Value: 0.0% |---| |----| 11.50% Comment: The ARM Lifetime Floor Percent is 11.500%. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: The payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: The payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per initial application and in HUD pay off to many bank.Hence purpose of transaction is cashout. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file. Also, there is no title commitment and preliminary title policy available in the file."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The XXX risk indicator is Moderate as this loan failed the TILA APR test and GSE (Fannie Mae public guidelines) Points and Fees Test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. However following disclosures are missing from the loan file.
?Anti-Coercion Notice
?Title Insurance Disclosure
?Radon Gas Disclosure
?Insurance Sales Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined from the available loan files."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The borrower name is not matching with the recorded mortgage and quitclaim deed.
The mortgage which was recorded onXX/XX/XX08 shows the borrower name is Kristine D. Hardy. However, the quitclaim deed which was recorded on XX/XX/XX07 shows the borrower name isXXXX"
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test: - On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.The annual percentage rate (APR) is 12.481%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There are two IRS liens against the borrower XXXX in the favor ofXXXX for the amount of xx and xx which was recorded on 5XX/XX11 and 7XX/XX11. The subject property address is matching with the documents."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final TIL is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47952869	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,519.94	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	34.990%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The 2018 year's County Annual taxes will be due in the amount of xx, for the due date XX/XX/xx19. No prior year delinquent taxes are found.	As per the review of payment history, the borrower is current with the loan. The last payment was received on XX/XX/XX18, for the due date of 1XXX/XX18, in the amount of xx, with the rate of interest 10.00%. The UPB is reflecting in the amount of xx. The borrower is making payment as per “ARM change Notice”. The loan has not been modified since origination.

Collections Comments:As per the review of servicing comments the loan is performing. The loan is due for 1XXX/XX18.
As per the review of payment history, the borrower is current with the loan.  The last payment was received on XX/XX/XX18, for the due date of 1XXX/XX18, in the amount of xx, with the rate of interest 10.00%. The UPB is reflecting in the amount of xx. The borrower is making payment as per “ARM change Notice”. The loan has not been modified since origination.
The reason for default is not provided I the loan files.
The borrower intends to keep the property.  As per the review of servicing comments dated 6XX/XX17, the borrower stated  that there was small damage in the house and borrower was informed to repair the  window, borrower started repairs but hasn't finish and Insurance Company won't renew in that scenario, borrower has been informed that repairs are needed  to be completed and the Insurance agency will then write a new policy for the house.
The latest BPO reports are unavailable.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure
Loan Program Info Disclosure
Notice of Servicing Transfer
Title Evidence
Final Truth in Lending Discl.
Right of Rescission
Affiliated Business Disclosure
Missing Required State Disclosures	Field: ARM Lifetime Floor Percent Loan Value: 12% Tape Value: 9.5% |---| |----| 2.00% Comment: As per ARM Note, ARM lifetime floor rate is given 11.500%. Tape Source: Initial Tape Type:
Field: Balloon Date   Loan Value: Not Applicable   Tape Value: 5XX/XX38   Variance:    Variance %:    Comment: Loan does not have a balloon clause.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per the payment history string as 000001234444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: As per the payment history string reversed as 4444321000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per HUD-1, the purpose of the transaction is Cash-out. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file. Also, there is no title commitment or preliminary title policy available in the file."	The Final HUD-1 does not show any payoff of the senior mortgage. Also, final title policy is missing from loan file.
There is Satisfaction of Mortgage agreement found. However,Updated title states the release to be Signed by wrong party. hence unable to confirm if the prior mortgage is released."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed TILA APR Test. Final TIL is missing from the loan file however APR considered as 0.00% to test Compliance."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account  disclosure document is missing in the given loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan program disclosure document is missing in the given loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing Transfer document is missing in the given loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative  index value  from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
 The annual percentage rate (APR) is 12.507%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Property Damage (Lvl 2)     "As per the review of servicing comments 6XX/XX17, the borrower stated  that there was small damage in the house and borrower was informed a window to repair it, borrower started repairs but hasn't finish and Insurance Company won't renew in that scenario, borrower was informed repairs need to be completed and the Insurance agency will then write a new policy for the house.
The latest BPO reports are unavailable."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL Along with Initial TIL is missing in the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the given loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Florida (FL) state. The below Required State disclosures are missing in the given loan file.
1.Anti-Coercion Notice
2.Radon Gas Disclosure
3.Insurance Sales Disclosure
																																																																																								4.Title Insurance Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76649377	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$693.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18 the subject mortgage is at second lien position as there is Real Estate tax lien xxagainst the subject property in the favor of xx. The certificate of sale is not available with the updated title report but the latest Tax report shows that the taxes for 2017 were delinquent in the amount of xx and which were due on XXX/XX18 and payable through XX/XX/xx18 total in the amount of xx. The tax certificate was issued#5618 on 6XX/XX18.
The subject property is located in the State of FL. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cured by paying off the above taxes in the amount of xx before XX/XX/xx18.
The Combined  Annual taxes for the current year 2018 were due in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 11.750% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the ARM note terms.	Collections Comments:According to the servicing comments the loan performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 11.750% for the due date of 9XX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the ARM note terms.

It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument.

According to the updated title report dated XX/XX/XX18 the subject mortgage is at second lien position as there is Real Estate tax lien (Issued certificate #5186) against the subject property in the favor of Osceola County total in the amount of xx and it was recorded . The certificate of sale is not available with the updated title report but the latest Tax report shows that the taxes for 2017 were delinquent in the amount of xx and which were due on XXX/XX18 and payable through XX/XX/XX18 total in the amount of xx. The tax certificate was issued#5618 on 6XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Final Truth in Lending Discl.
Missing Required State Disclosures
Loan Program Info Disclosure
Right of Rescission
HUD-1 Closing Statement
Origination Appraisal
Title Evidence
Affiliated Business Disclosure
Notice of Servicing Transfer
Credit Application	Field: ARM Lifetime Floor Percent Loan Value: 4.3% Tape Value: 12% |---| |----| -7.50% Comment: As per note ARM lifetime floor percentage is 11.750 Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 001011111110   Tape Value: 000101111111010011111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 001421111110.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011111110100   Tape Value: 111111110010111111101000   Variance:    Variance %:    Comment: The Payment History String reversed is 0111111124100.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The PUD rider is available with the mortgage. Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX18 the subject mortgage is at second lien position as there is Real Estate tax lien (Issued certificate #5186) against the subject property in the favor of Osceola County total in the amount of xx and it was recorded on 6XX/XX18. The certificate of sale is not available with the updated title report but the latest Tax report shows that the taxes for 2017 were delinquent in the amount of xx and which were due on XXX/XX18 and payable through XX/XX/XX18 total in the amount of xx. The tax certificate was issued#5618 on 6XX/XX18.
* Missing Title evidence (Lvl 4)     "Final title policy at origination is missing from the loan file. Also the commitment or preliminary policy are not available."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated hud-1 and Itemization report is missing from the loan file."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to the updated title report dated XX/XX/XX18 the legal description is inconsistent from vesting deed to mortgage. The legal of vesting deed recorded onXX/XX/XX00 with xx and  shows “as recorded in xx”; however the legal of subject mortgage recorded on XXX/XX08 with xx shows “as recorded in xx”. But the lot number#xx and property address is same on both. Also the legal on all the recorded assignment of mortgage is same as the legal mentioned on the subject mortgage.
It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida, However, the following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2. Insurance Sales Disclosure."
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure document is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report  is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer document is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56125257	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,035.55	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.544%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There are no active judgments or liens found. The 2017 annual taxes are paid off in the amount of xx. No delinquent taxes heve been found.	According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX18. The last payment was received date isXX/XX/XX18 in the amount of xx which was applied for the due date was 9XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making the payment as per ARM note at the interest rate of 7.50% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is on 1XXX/XX18. The last payment was received date isXX/XX/XX18 in the amount of xx which was applied for the due date was  9XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making the payment as per ARM note at the interest rate of 7.50% and P&I xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Document Showing a Index Numerical Value
Notice of Servicing Transfer
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Final Truth in Lending Discl.
Missing Required State Disclosures
Loan Program Info Disclosure
Credit Application
Right of Rescission
Title Evidence	Field: ARM Lifetime Floor Percent Loan Value: 4.5% Tape Value: 11% |---| |----| -6.50% Comment: The Note reflects the ARM Lifetime Floor Percent as 4.500% Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 000000010044   Tape Value: 001000000001010000011200   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 00000010044.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 440010000000   Tape Value: 002110000010100000010100   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 440010000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transition per HUD-1 is cash out. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Lender's final title policy / TPOL is missing from the loan file; and there are no title commitment or preliminary policy available in the entire loan file."	* XXX TILA Test Failed (Lvl 2) "CE TILA test failed duet to, This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.402%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to, TILA APR test."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL State; however, required state disclosure is missing from loan file.
Anti-Coercion Notice
Insurance Sales Disclosure"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service of provider is missing from loan file."
* Application Missing (Lvl 2)     "Final application is missing from loan file. However, values from the initial application doc loc (700522_10-28-08_Original Loan File.pdf #pg46)."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72023902	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	Other	$0.00	$846.54	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The hospital lien of amount of xx has found in favor ofxx The annual installments of county taxes are due in the amount of xx for the due date XX/XX/xx18.	The payment history dated XX/XX/XX18 shows that the borrower is delinquent for 0 Months and next payment due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date on 9XX/XX18.The current UPB is in the amount of xx and P&I of xx. Borrower has been making payments according to the original Notes terms.	Collections Comments:The review of comment history shows that, the borrower is current with the loan.
The payment history dated XX/XX/XX18 shows that the borrower is delinquent for 0 Months and next payment due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date on 9XX/XX18.The current UPB is in the amount of xx and P&I of xx. Borrower has been making payments according to the original Notes terms.
There is no damage or loss of property has been found.
The property has been occupied by the owner itself.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures
Right of Rescission
Credit Application
Final Truth in Lending Discl.
Loan Program Info Disclosure
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Affiliated Business Disclosure	Field: Payment History String Loan Value: 000000000000 Tape Value: 000000000000000000000000 |---| |----| Comment: No discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000000000000000000000   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX   Tape Value: XXXX  Variance:    Variance %:    Comment: The Property Address Street is XXXX. However tape shows that it is XXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The purpose of transaction as per HUD is Cash Out. However the tape shows that it is Refinance. Tape Source: Initial Tape Type:	B	There are two active Code enforcement liens in the total amount of xx,500 in favor of City Of Margate, Florida. The first violation occurred onXX/XX/XX13 and the another violation occurred onXX/XX/XX17. Subject property is located in FL state which is super lien state. If the liens remain unpaid, there is possibility of foreclosure."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The Updated-title report dated XX/XX/XX18 shows that, the mortgage is at lower lien position as there are two active Code enforcement liens in the total amount of xx,500 in favor of City Of Margate, Florida. The first violation occurred onXX/XX/XX13 and the violation occurred again onXX/XX/XX17. Subject property is located in FL state which is super lien state. If the liens remain unpaid, there is possibility of foreclosure."	* Missing Required State Disclosures (Lvl 2) "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Loan has escrow holdback. No proof it was released (Lvl 2)     "Loan has escrow holdback in the amount of xx. However there is no proof of the escrow holdback documents."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The initial Escrow Account Disclosure and List of Service Provider Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "The annual percentage rate (APR) is 12.067%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Application Missing (Lvl 2)     "Final Application document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per review of updated title report dated XX/XX/XX18 the chain of assignment of mortgage in which gap between “xx” and “xxThe current assignee should be xxx
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Required Initial Escrow Account Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the available loan files."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69216410	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,577.67	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There are 4 Code enforcement liens total in the amount of xx but the documents available with the updated title report does not reflects the subject property address.
The 2017 annual taxes are paid in the amount of  xx.
No delinquent taxes are found.

Review of updated payment history shows that the loan performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX18 in the amount of xx with interest rate of 10.00% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the ARM note terms.	Collections Comments:According to the servicing comments the loan performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX18 in the amount of xx with interest rate of 10.00% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the ARM note terms.
No Bankruptcy details are found.
No Foreclosure details are found.
As per servicing comments the reason for default is unable to determine.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer
HUD-1 Closing Statement
Title Evidence
Final Truth in Lending Discl.
Missing Required State Disclosures
Affiliated Business Disclosure
Origination Appraisal
Right of Rescission
Credit Application
Loan Program Info Disclosure	Field: ARM Lifetime Floor Percent Loan Value: 6.0% Tape Value: 11% |---| |----| -4.99% Comment: The Note reflects the ARM Lifetime Floor Percent as 6.00%. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 000000000111   Tape Value: 000000000001101000101200   Variance:    Variance %:    Comment: The payment reflects in the Payment History String is 000000000111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111000000000   Tape Value: 002101000101100000000000   Variance:    Variance %:    Comment: the payment reflects in the Payment History String as 11100000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: 17655 NW 22 AVE   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 2 Family Tape Value: Single Family Variance: Variance %: Comment: 1-4 family rider is available with mortgage. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing from loan file. Also, there is no title commitment / preliminary title policy available in the file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from loan file and also the estimated HUD-1 or Itemization are not available."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice Of Servicing TransferDisclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located at Florida State and following required DIsclosures are missing from loan file.
Anti-Coercion Notice
Insurance Sales Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "As per review of updated title report dated XX/XX/XX18 the chain of assignment of mortgage in which gap between xx xx The current assignee should be ‘xxx
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm operative index value from available loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan Program Disclosure is missing from loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17305350	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,168.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	11.625%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2018 County Annual taxes are due for XX/XX/xx19 in the amount of xx. 2017 County Annual taxes had been paid on XX/XX/xx17 in the amount of xx and 2016 County Annual taxes had been paid on XX/XX/xx16 in the amount of xx. No prior year delinquent taxes shown on the updated title report.
The review of the payment history shows that, the borrower is current with the loan and the next due date is for 1XXX/XX18. The last payment was received on 1XXX/XX18, in the amount of xx, which was applied for 1XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 8%.

Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
No information is available to understand the current status of foreclosure process.
The review of the payment history shows that, the borrower is current with the loan and the next due date is for 1XXX/XX18. The last payment was received on 1XXX/XX18, in the amount of xx, which was applied for 1XXX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 8%.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures
Loan Program Info Disclosure
Notice of Servicing Transfer
Affiliated Business Disclosure
Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Right of Rescission
Credit Application	Field: ARM Lifetime Floor Percent Loan Value: 4.4% Tape Value: 11% |---| |----| -6.63% Comment: Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: The note doc shows the borrower#2 last name is xx However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: The note doc shows the borrower last name is xx However the tape shows that it is xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010100000010   Tape Value: 011000000000000000001111   Variance:    Variance %:    Comment: The pay history string is 00000000000. However the tape shows that it is 011000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000001010   Tape Value: 111100000000000000010110   Variance:    Variance %:    Comment: The pay history string reversal is 00000000000. However the tape shows that it is 111100000000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX  Variance:    Variance %:    Comment: The property address iXXXX However the tape shows that it is XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "Updated title report dated on XX/XX/XX18 shows that the subject property was vested in the name of xx and xx which per quit claim deed which was recordedXX/XX/XX08 with book#xx and page#xx; However the final title policy at the time of origination shows, the property was vested in the name of xx only, but the mortgage was signed by both the borrowers ("xx"). Name of xx is missing from vesting of the final title policy. This can be cured by adding xx name in the vesting of policy."
* Variation in Parcel number(APN#) (Lvl 3)     "Updated title report dated XX/XX/XX18 shows that there is discrepancy in Parcel number between mortgages and tax report.
Mortgage which was recorded onXX/XX/XX08 with instrumnet#xx shows parcel number as "xx", and the parcel number mentioned on tax report is "xx"."	* Missing Required State Disclosures (Lvl 2) "Following required State Disclosure is missing in the loan file.
1. Anti-Coercion Notice
2.Radon Gas Disclosure
3.Insurance Sales Disclosure"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 6.386% Over By -6.386.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 6.386%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR document is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41271984	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,256.73	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	34.255%	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The 2017-18 annual taxes have been paid. 2018-19 taxes have been due. No prior year delinquent taxes have been found.	According to the review of payment history as of XX/XX/XX18, the borrower has been delinquent for 90+ months and the next payment is due for 7XX/XX18. The last payment was received on XX/XX/XX18, the payment applied on 6XX/XX18 in the amount xx. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making the payments as per the ARM Note terms.	Collections Comments:The loan is currently in the active collection and the next payment is due for 7XX/XX18. The last payment was received on XX/XX/XX18, the payment applied on 6XX/XX18 in the amount xx. No records for bankruptcy have been found. No evidence of post-closing foreclosure has been found. The RFD is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note AM terms.
As per the servicing comments no details have been found regarding occupancy and the condition of the subject property. No damages or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures
Title Evidence
Affiliated Business Disclosure
Origination Appraisal
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Right of Rescission
Final Truth in Lending Discl.
Loan Program Info Disclosure	Field: ARM Lifetime Floor Percent Loan Value: 6.0% Tape Value: 11% |---| |----| -4.99% Comment: The ARM Lifetime floor per. is 6.0%. However, the tape data shows that 10.990% Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 321044444444   Tape Value: 344444434444444444444444   Variance:    Variance %:    Comment: The Payment history string is 321044444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444440123   Tape Value: 444444444444444434444443   Variance:    Variance %:    Comment: The payment history string reversed is 444444440123. However, the tape data shows that 4444444444444444344444444443.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The purpose of transaction per HUD-1 is cash-out. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing from the loan file. Also, there is no title commitment / preliminary title policy available in the file."	* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file,
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL 0.000% 7.601% -7.601%."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 7.601%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80056530	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$815.20	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.060%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	No	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$121,159.67	Not Applicable	2.765%	xx	XX/XX/XX11	Financial Hardship	The county property taxes have been due in the amount of xx. The due date is XX/XX/xx19. All the prior year's property taxes are paid.	Review of payment history as f datedXX/XX/XX18 shows that the borrower is not making regiuar payments. The loan payments are currently 10 months delinquent. The next due date is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.500% with P&I in the amount of 654.11.
The borrower had been making payments as per modification agreement made on effective date of XX/XX/XX07.	Collections Comments:The collection comments available fromXX/XX/XX11 tillXX/XX/XX18 shows that the loan is active in bankruptcy and the next due date is 1XXX/XX17. The last payment was received onXX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX17. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.500% with P&I in the amount of 654.11.
The loan has been modified once since origination. The step modification agreement made on XX/XX/XX11, between (Borrower) and (lender) .
The Foreclosure was initiated on the loan and the file was referred to an attorney . Later, the foreclosure was put on hold due to the bankruptcy filed by the borrower under xx, . Review of the servicing comment states that foreclosure was contested. However, no further details have been found.
The intention of the borrower is to keep the property.
According to servicing comment dated XX/XX/XX17, the property was damaged due to the wind. The date of loss wasXX/XX/XX17. The insurance claim was filed having claim#00200906668 under . The servicing comment dated XX/XX/XX17 states that loss draft check(#62573756) issued by American Security was received in the amount of xx for wind. As per comment dated XX/XX/XX18, the borrower had requested reimbursement of xx which she had paid out of the pocket for the roof replacement.  As per comment dated XX/XX/XX18, the first draw  in the amount of xx was issued to the borrower. The comment datedXX/XX/XX18 shows that one more loss draft check#62592941  was received in the amount of xx for wind damage. As per the comment datedXX/XX/XX18, the request was made for the release of the remaining claim funds as the property repairs are 100% completed. After completing the 100% inspection, the final draw  for the amount of xx was issued onXX/XX/XX18 as stated on the comment dated 5XX/XX18.

Foreclosure Comments:The Foreclosure was initiated on the loan and the file was referred to an attorney . Later, the foreclosure was put on hold due to the bankruptcy filed by the borrower under xx,. Review of the servicing comment states that foreclosure was contested. However, no further details have been found.
Bankruptcy Comments:Borrower had filed bankruptcy under xx onXX/XX/XX18 with the case# xx. The POC filed by creditor onXX/XX/XX15 for the secured claim in the amount of 138,851.53 and Arrearage to be cured in the amount of 34,736.78. The 3rd amended xx plan filed by the debtor was confirmed on XX/XX/XX15. According to motion to value and determine the secured status of of lien on the real property, the value of debtors real estate property(subject) is xx.	The step modification agreement made on XX/XX/XX11, between (Borrower) and (lender). As per the terms, the lender has forgiven principal in the amount of xxx. The borrower promises to pay the modified principal balance in the amount of xx with step interest rate starting at 2.765% and monthly P&I in the amount of xx, beginning from XXX/XX11. The new maturity date will be 9XX/XX35.	Credit Application	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: The loan was later modified with stpe amortization. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: As Per Note Document Loan Original Maturity term Months is 360   Tape Source: Initial   Tape Type:
B	* Title Review shows major title concern (Lvl 4) "As per updated title report dated XX/XX/XX18, there is a notice of violation (code enforcement lien) against the subject property in the favor of Residential/commercial enforcement section which was recorded on XX/XX/XX16(Inst#2016-B198774). The penalty is in the amount of xx. The lien was filed for unauthorized bulky or industrial waste on the right of way. The property is located in FL, which is a super lien state. There is a risk of property getting foreclosed if the above due amount is not paid within the allotted time."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The modification agreement made on XXX/XX11, between (Borrower) xx and (lender) xx, in which the lender has forgiven principal in the amount of xx; however, the forgiven amount exceeds 2% of the modified principal balance. The new principal balance reflects in modification agreement is xx."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position as there is a notice of violation (code enforcement lien) against the subject property in the favor of Residential/commercial enforcement section which was recorded on XX/XX/XX16(Inst#2016-B198774). The property is located in FL state."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedules filed under xx bankruptcy,lists value of collateral in the amount of xx and secured claim in the amount of xx; Hence, the unsecured portion is reflected in the amount of xx. No evidence of cram down of claim secured by the subject mortgage recorded at xx was found."	* Property Damage (Lvl 2) "According to servicing comment dated XX/XX/XX17, the property was damaged due to the wind. The date of loss wasXX/XX/XX17. The insurance claim was filed having claim#00200906668 under policy# MLR815657901. The servicing comment dated XX/XX/XX17 states that loss draft check(#62573756) issued by American Security was received in the amount of xx for wind. As per comment dated XX/XX/XX18, the borrower had requested reimbursement of xx which she had paid out of the pocket for the roof replacement. As per comment dated XX/XX/XX18, the first draw check(#7033879216) in the amount of xx was issued to the borrower. The comment datedXX/XX/XX18 shows that one more loss draft check#62592941 was received in the amount of xx for wind damage. As per the comment datedXX/XX/XX18, the request was made for the release of the remaining claim funds as the property repairs are 100% completed. After completing the 100% inspection, the final draw check(#7034373403) for the amount of xx was issued onXX/XX/XX18 as stated on the comment dated 5XX/XX18."
																																																																																								* Application Missing (Lvl 2) "Final loan application / 1003 is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7847398	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,518.72	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.640%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	34.178%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$191,622.06	$1,722.06	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/XX06 with xx Assignment of Mortgage is Missing from the updated title report dated XX/XX/xx18. No active liens and judgment has been found on updated title report. 2017 year annual town tax was paid on XX/XX/XX18 in the amount of xx. 2017 year annual town tax is due onXX/XX/xx19 in the amount of xx.
Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.750%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.750%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between Borrower XXXX and lender XXXXonXX/XX/XX11.  The new modified rate is 2.00 % and borrower promises to pay  P&I in the amount of  xx beginning 4XX/XX11 . The new principal balance is xx. The maturity date is XXX/XX51. Rate will be changed in 6 steps. Lender has agreed to defer amount of xx and the interest bearing amount is xx and the maturity date is XXX/XX51. Reason for Modification is Financial Hardship.
PACER did not shows any bankruptcy filed by the Borrower. As per latest comment subject property is occupied by tenant..
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower. The new modified rate is 2.00 % and borrower promises to pay P&I in the amount of xx beginning 4XX/XX11 . The new principal balance is xx. The maturity date is XXX/XX51. Rate will be changed in 6 steps. Lender has agreed to defer amount of xx and the interest bearing amount is xx and the maturity date is XXX/XX51. Reason for Modification is Financial Hardship.	Credit Application	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Settlement date is different from note date (Lvl 2) "Settlement date is different from note date."
* Application Missing (Lvl 2)     "Final 1003 is available in the loan file but it is not sign by the borrower."
* XXX Exceptions Test Failed (Lvl 2)     "XXX Exceptions Test failed due to CT license validation test result is failed.
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license.
As of July 1, 2008 the Connecticut First Mortgage Lender License and the Connecticut Second Mortgage Lender License are no
longer valid. The Connecticut Mortgage Lender License is available for loans with a closing date before July 1st, 2008"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is Moderate due to Exceptions result is failed."
																																																																																								* Application Not Signed by All Borrowers (Lvl 2) "Final 1003 is available in the loan file but it is not sign by the borrower."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85842503	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$575.21	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.100%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$95,423.52	Not Applicable	5.750%	xx	XX/XX/XX10	Lower Interest Rate	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on XX/XX/xx07 in the amount of xx The chain of assignment has been completed. There is a junior mortgage in the amount of xx which was recorded on XX/XX/XX07 with xx There is a civil judgment in the amount of xx which was recorded on XX/XX/xx13 in favor of xx N.A. There is a judgment in the amount of xx which was recorded on XX/XX/XX17 in favor of xx. Second installment of 2018-2019 county taxes is due in the amount of xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 2 months. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied on XX/XX/XX18. The next payment is due on XX/XX/XX18. The current P&I is xx and PITI xx with interest rate 6.50%. As per payment history, the UPB is xx.	Collections Comments:The loan is active in collections. The borrower is not making the payments regularly. The borrower is delinquent for more than 2 months. The last payment was received on XX/XX/XX18 in the amount of xx and that was applied on XX/XX/XX18. The next payment is due on XX/XX/XX18. The loan was modified with an effective date ofXX/XX/XX10 and a new principal balance is xx to the step modification and the rate was starting from 5.750% and borrower had given promise to pay P&I in the amount of xx beginning onXX/XX/XX10 with a new maturity date ofXX/XX/XX50. The debtorXXXX had filed the bankruptcy under xx with case#08-34588 on 1XXX/XX08. The voluntary petition was filed on 1XXX/XX08. The debtor and co debtor were discharged on 0XXX/XX09. The bankruptcy was terminated on XX/XX/XX09. No foreclosure activity has been found. The reason for default is not provided in comments. As per collection comments, the subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The debtor had filed the bankruptcy under xx . The voluntary petition was filed on 1XXX/XX08 The debtor and co debtor were discharged. The bankruptcy was terminated .	The loan was modified with an effective date ofXX/XX/XX10 and a new principal balance is xx to the step modification and the rate was starting from 5.750% and borrower had given promise to pay P&I in the amount of xx beginning onXX/XX/XX10 with a new maturity date ofXX/XX/XX50. The rate changes in 7 steps ending at 6.500%.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Credit Application	Field: Borrower Last Name Loan Value: Antonio Tape Value:xx |---| |----| Comment: Borrower Last Name as per the tape data is xx and as per the actual provided to us is xx Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XXX   Tape Value:XXX   Variance:    Variance %:    Comment: Lender Name as per the tape data isXXX and as per the actual provided to us isXXX Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 515   Variance: -155   Variance %: -0.30%   Comment: Loan Original Maturity Term Months as per the tape data is 515 and as per the actual provided to us is 360   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX50 Tape Value: XXX/XX50 Variance: -14 (Days) Variance %: Comment: Stated Maturity Date as per the tape data is XXX/XX50 and as per the actual provided to us isXX/XX/XX50 Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Unexecuted copy of Final HUD-1 is available in the loan file. The same HUD-1 is considered to update the fees."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file"
* Settlement date is different from note date (Lvl 2)     "As per Final HUD-1, Settlement date is XX/XX/XX07 however, note date is XX/XX/XX07."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file"
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80089513	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,356.96	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	43.764%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$97,495.81	$16,245.81	6.325%	xx	XX/XX/XX10	Financial Hardship	The 2016-17 and 2018-19 taxes are paid in the amount of xx, no prior delinquency has been found.	According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 1 month. The last payment was received onXX/XX/XX18 in the amount of xx(PITI).The next due date is 8XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 6.325%.The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the modification agreement made onXX/XX/XX10.	Collections Comments:The current status of loan is in collection. The foreclosure has been initiated on the loan. The foreclosure was referred to attorney . The Complaint was filed on XX/XX/XX17.
As per the servicing comments dated XXX/XX17 the foreclosure sale date has been scheduled .However no further comments regarding the foreclosure has been found.
However no further comments regarding the foreclosure has been found.
No comments regarding the bankruptcy has been found.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 1 month. The last payment was received onXX/XX/XX18 in the amount of xx(PITI).The next due date is 8XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 6.325%.The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the modification agreement made onXX/XX/XX10.
The loan has modified since the origination, the loan modification was made between . The modification agreement interest rate is 6.325% fixed with the new principal balance of  xx of which xx is deferred with the remaining xx accruing interest. The remaining xx deferred balance will become due in a balloon payment at maturity.The first payment was due on 1XXX/XX10 and the maturity date is 1XXX/XX50.
The reason for default as per servicing comments is death of family member.
The subject property is owner occupied  and is in average condition, no comments regarding the damage or repair has been found.

Foreclosure Comments:The foreclosure has been initiated on the loan. The foreclosure was referred to attorney . The Complaint was filed.
As per the servicing comments dated XXX/XX17 the foreclosure sale date has been scheduled.However no further comments regarding the foreclosure has been found.

Bankruptcy Comments:Not Applicable	The loan modification was made between . The modification agreement interest rate is 6.325% fixed with the new principal balance of xx of which xx is deferred with the remaining xx accruing interest. The remaining xx deferred balance will become due in a balloon payment at maturity.The first payment was due on 1XXX/XX10 and the maturity date is 1XXX/XX50.	Loan Program Info Disclosure Affiliated Business Disclosure	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 525 Variance: -165 Variance %: -0.31% Comment: as per the original note the maturity term months are 360 however, tape reflects as 525. Tape Source: Initial Tape Type:
B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72482334	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,000.31	8XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.742%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There is an active HOA lien on behalf of xx However, the supportive document shows the lien was not imposed on the subject property.
There are total three active junior judgments against the borrower for the total amount of xx in the favor of different plaintiffs.
2018-2019 combined annual taxes have been paid in the amount of xx.
No prior years delinquent taxes have been found.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 3 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX18. The current P&I xx and rate of interest is 7.20%. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is in active foreclosure. The foreclosure was initiated on the loan and the case was referred to an attorney . The foreclosure complaint was filed with . The document also reflects that the foreclosure sale will be held onXX/XX/XX19. No further information has been available.
The PACER report reflects that the borrower had filed bankruptcy under xx . The debtor was discharged on XXX/XX13 and the case was terminated on XX/XX/XX14.
The reason for default is not mentioned in servicing comments.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to XX/XX/XX18. The delinquency has been for 3 months. The last payment received date was XX/XX/XX18 in the amount of xx. The next due date is XX/XX/XX18. The current P&I xx and rate of interest is 7.20%. The current unpaid principal balance is in the amount of xx.
No damage to the subject property had been observed.

Foreclosure Comments:The foreclosure was initiated on the loan and the case was referred to an attorney . The foreclosure complaint was filed. The document also reflects that the foreclosure sale will be held onXX/XX/XX19. No further information has been available.
Bankruptcy Comments:The PACER report reflects that the borrower had filed bankruptcy under xx. The debtor was discharged and the case was terminated.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Loan Program Info Disclosure	Field: Loan Amortization Type Loan Value: ARM Tape Value: Fixed Variance: Variance %: Comment: As per note, loan amortization type is ARM. Tape Source: Initial Tape Type:
Field: Original Stated Rate   Loan Value: 7.200%   Tape Value: 0.000%   Variance:    Variance %: 7.20%   Comment: As per note, the origional stated rate is 7.20%.   Tape Source: Initial   Tape Type:
B	Final HUD-1 shows pay off to xx in the amount of xx." * Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The loan was originated on 4XX/XX08 and ROR transaction date is 4XX/XX08."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The loan was originated on 4XX/XX08 and settled onXX/XX/XX08."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the state of Oregon. The following required State Disclosures are missing in the loan file.
1.Oregon Forced Placed Insurance Notice
2.Notice where Escrow Account is NOT Required
3.Escrow Notice for Loans Sold to Out-of- State Purchases within one year
4.Anti-Coercion Notice
5.Insurance Premium Notice
6.Insurance Sales Notice
7.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12035440	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$4,786.42	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.920%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$207,585.32	$6,372.02	2.550%	xx	XX/XX/XX14	Financial Hardship	There are no assignments found. There is a real estate lien active in the favor of XXXX in the amount of xx recorded onXX/XX/XX16. 2018-19 County taxes have been due in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in foreclosure. The borrower is currently delinquent for 2 months. The last payment received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on 5XX/XX14 in between the borrower. The new modified principal balance per modification is in the amount of xx with interest rate starting at 2.550 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX14. The maturity date reflects per modification is 5XX/XX54. This loan was modified only once since origination.
The reason for default is decreased income. The subject property is occupied by the owner.
The foreclosure was initiated and the file was referred to an attorney . The complaint was filed onXX/XX/XX17. The foreclosure sale was scheduled. However, the foreclosure was put on hold as the borrower filed bankruptcy. No further details have been found.

As per the comment dated XX/XX/XX17 the [property had damage due to property having an underground pipe rupture in may 2016 which was not covered by her hazard insurance.

Foreclosure Comments: The foreclosure was initiated and the file was referred to an attorney . The complaint was filed . The foreclosure sale was scheduled . However, the foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX17. No further details have been found.
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on 5XX/XX14 in between the borrower . The new modified principal balance per modification is in the amount of xx with interest rate starting at 2.550 % and borrower promises to pay P&I in the amount of xx beginning on 6XX/XX14. The maturity date reflects per modification is 5XX/XX54. This loan was modified only once since origination.	Affiliated Business Disclosure Missing Required State Disclosures Credit Application	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: As per modification amortization type is step; however tape reflects fixed. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 591   Variance: -231   Variance %: -0.39%   Comment: As per note maturity date is 360; however tape reflects 591.   Tape Source: Initial   Tape Type:
B	* Title Review shows major title concern (Lvl 4) "As per the updated title report dated XX/XX/XX18, there is a Notice of Reassessment from City of Cathedral.
As per the notice of reassessment, xx xx filed on 06-17-1996 (document# 1996-223020) assessment were levied on certain lots of xx pursuant to requirements of Section 3114 of Streets and Highways Code of California. Assessment lien (ID# 479) was levied on parcel 677-112-011 (for subject property) which was recorded on XX/XX/XX04.
Final title policy at origination shows an exception for assessment. However, the amount of assessment lien is not at all mentioned. Need to contact with City Clerk, the xx for payoff information."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is in lower lien position.
As per the review of the updated title report dated XX/XX/XX18, there is an active special tax lien in the favor of xxof Governments in the amount of xx which was recorded on XX/XX/XX16.
There is a risk of property getting foreclosed. This can be cured by paying the required amount with late fees and accrued interest if any."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value because supportive documents are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated XX/XX/XX17 the [property had damage due to property having an underground pipe rupture in may 2016 which was not covered by her hazard insurance. She paid xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA State. The following state disclosures are missing in the loan files.

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer Recommendation Disclosure
 Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per note origination date is XXX/XX05 and s per HUD-1 settlement date is XXX/XX05. Hence settlement date is different from note date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21219153	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,133.78	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.450%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.829%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$147,802.81	Not Applicable	5.100%	xx	XX/XX/XX09	Financial Hardship	1. There is HOA lien against the subject property in amount of xx in the favor of 'xx
2. There is hospital lien against the borrower in amount of xx in the favor of 'xx
3. There is multiple civil judgments against the borrower in amount of xx in the favor ofxx
The county taxes have been paid off in amount of xx and due amount is xx.
No prior delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the payment well and last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified XX/XX/XX09; borrower is making the payment as per modification at the interest rate of 6.500% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the payment well and last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified XX/XX/XX09; borrower is making the payment as per modification at the interest rate of 6.500% and P&I xx.

Review of collection comment stated that the foreclosure was initiated. The FC file was referred to attorney . The comment reflects that the sale was scheduled on XX/XX/XX18 but, it gets removed due to the loan was reinstated and updated. Foreclosure was closed. No further information is available about FC file.

Bankruptcy case was not yet found.

Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated. The FC file was referred to attorney . The comment reflects that the sale was scheduled on , it gets removed due to the loan was reinstated and updated. Foreclosure was closed. No further information is available about FC file.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx (borrowers) and (Lender) . The first modified payment is still due for the date of XX/XX/XX09 and the new maturity date will be XX/XX/XX49.The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 5.100% and modified P&I xx.	Affiliated Business Disclosure Document Showing a Index Numerical Value Prepayment Penalty Rider	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Loan amortization type is Step. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 509   Variance: -149   Variance %: -0.29%   Comment: Loan original maturity term months 360.   Tape Source: Initial   Tape Type:
B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between (borrower) and with new modified unpaid principal balance is xx. The worksheet is available in loan file document loc (0484540539_Security Instrument Note and Security Instrument Modification_164_20091015.pdf) shows that 18% principal of principal was reduced and remaining portion is UPB of xx. The principal amount xx has been permanently forgiven. Which is exceeds 2% of modified balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is XX/XX/XX07 which is after the note date is XX/XX/XX07."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Prepayment Rider Missing (Lvl 2) "The subject loan has prepayment provision and the Prepayment rider is attached with Note but Prepayment rider is not attached with the recorded copy of Mortgage."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20487850	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$876.15	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.547%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	38.415%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$232,227.39	$59,727.39	2.000%	xx	XX/XX/XX12	Financial Hardship	There are no active judgments or liens. The chain of assignment is complete. The taxes for the year 2018 second half are due in the amount of xx and no prior delinquent taxes were found.	Review of the payment history shows the borrower is delinquent 40 months. The last payment made was XX/XX/XX16 and applied to 04XX/XX15. The next payment due is XX/XX/XX15. The unpaid principal balance is xx.	Collections Comments:Review of the payment history shows the borrower is delinquent 40 months. The last payment made was XX/XX/XX16 and applied to 04XX/XX15. The next payment due is XX/XX/XX15. The borrower has been making payments under modification plan. The reason for default is illness of a family member. The loan was referred to foreclosure . The borrower filed xx bankruptcy and it was dismissed . The Borrower filed bankruptcy under xx . Foreclosure was placed on hold. No further details. The updated title report states that there are no active judgments or liens and the taxes for the year 2018 second half are due.
Foreclosure Comments:The loan was referred to foreclosure. The last 24 months comments shows the loan was already in foreclosure and date referred not provided. The borrower filed xx Bankruptcy  and it was dismissed XX/XX/XX17. The Borrower filed bankruptcy under xx with the . Foreclosure was placed on hold. No further details. The sale was scheduled for XX/XX/XX18 as per the comments. The comment dated XX/XX/XX18 states that the call in to check on sale date , inform is XX/XX/XX18 and inform foreclosure is suspended.
Bankruptcy Comments:Borrower had filed bankruptcy under in the secured claim amount xx and an arrearage in the amount of xx. The Objection to confirmation of the plan was filed XX/XX/XX18. The Final Report of Mortgage Modification Mediation Program Mediator was filed on XX/XX/XX18 states that the parties did not reach an agreement.	The modification agreement made between the lender and the borrower on XX/XX/XX12. The UPB is xx, the deferred balance is xx and the forgiven amount is xx and the interest bearing amount is xx. The modification is a step modification.
Missing Dicsloures Affiliated Business Disclosure	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Updated per modification Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 431   Variance: -70   Variance %: -0.16%   Comment: Updated per Note   Tape Source: Initial   Tape Type:
B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement consists of principal forgiven. Loan Modification agreement was made between borrower The loan was modified with an effective date of XX/XX/XX12 and a new principal balance of xx from which xx has been deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. The forgiven amount exceeds 2% of the loan amount."	* NPL - Current balance lower than the tape balance by more than 25% (Lvl 3) "According to payment history, the unpaid principal balance is reflected in the amount of xx, however, the tape data showing as xx,xx which is lower than the 25% of the actual unpaid principal balance."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Settlement date is different from note date (Lvl 2) "Updated the Settlement date as per the HUD-1 which is different from the Note date."
* Appraisal not signed (Lvl 2)     "Appraisal is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance fails for TIL Finance Charge Test as Loan data is xx, Comparison data is xx and Variance is -xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93441512	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$3,981.28	8XX/XX21	Unavailable	No	FEMA Disaster	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$285,387.04	Not Applicable	5.450%	xx	XX/XX/XX14	Financial Hardship	No active judgments or liens found are available in the updated title report.

1st installment of 2018-2019 year County taxes of xx are due on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.
No prior years delinquent taxes are found in the updated title report.
The review of updated payment history as of 1XXX/XX18, the loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received on 8XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XXX/XX14.
Collections Comments:The loan is currently delinquent for +240 days and the next due date of payment is 1XXX/XX17. The last payment (P&I) was received on 8XX/XX17 in the amount of xx for the due date of 1XXX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XXX/XX14.
The comment datedXX/XX/XX18 states that the borrower's hardship is due to her business was closed due to fire code violations. Borrower also states that her business is being impacted by the Wild fire.
The loan was referred to foreclosure.The foreclosure was placed on hold XX/XX/XX17 due to wildfire disaster protection efforts. The hold was released XX/XX/XX18. The reason for default is due to loss of income due to disaster in the area. The borrower requested a modification because she can no longer afford the payments and was denied. The loan is short sale eligible. Loan was placed on hold on XX/XX/XX18. Foreclosure hold removed XX/XX/XX17 loan was referred to foreclosure. Judgment entered and sale date set XX/XX/XX18. Foreclosure sale was postponed XX/XX/XX18 for Hardest Hit Fund and set a new sale date of XX/XX/XX17. Borrower is interested in a modification due to disater affected empoyer income. No further details.
The loan was referred to foreclosure.The foreclosure was placed on hold XX/XX/XX17 due to wildfire disaster protection efforts. The hold was released XX/XX/XX18. The reason for default is due to loss of income due to disaster in the area. The borrower requested a modification because she can no longer afford the payments and was denied. The loan is short sale eligible. Loan was placed on hold on XX/XX/XX18. Foreclosure hold removed XX/XX/XX17 loan was referred to foreclosure and the complaint was filed on XXX/XX18. The foreclosure judgment entered and sale date was set forXX/XX/XX18. The earlier foreclosure sale was postponed toXX/XX/XX18 for Hardest Hit Fund and set a new sale date of 9XX/XX18. Borrower is interested in a modification due to disaster affected employer income. No further details are available regarding foreclosure proceedings.
Foreclosure Comments:The loan was referred to foreclosure.The foreclosure was placed on hold XX/XX/XX17 due to wildfire disaster protection efforts. The hold was released XX/XX/XX18. The reason for default is due to loss of income due to disaster in the area. The borrower requested a modification because she can no longer afford the payments and was denied. The loan is short sale eligible. Loan was placed on hold on XX/XX/XX18. Foreclosure hold removed XX/XX/XX17 loan was referred to foreclosure and the complaint was filed on XXX/XX18. The foreclosure judgment entered and sale date was set forXX/XX/XX18. The earlier foreclosure sale was postponed toXX/XX/XX18 for Hardest Hit Fund and set a new sale date of 9XX/XX18. Borrower is interested in a modification due to disaster affected employer income. No further details are available regarding foreclosure proceedings.
Bankruptcy Comments:Not Applicable	The subject loan was modified on XXX/XX14 with the new principal balance of xx. The modified principal balance of the Note will include all amount of arrearages that will be past due as of the Modification effective date less any amounts paid to the Lender but not previously credited to the loan and less principal in the amount of xx which has been forgiven. The Borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 5.450% beginning from XXX/XX14 and the new maturity date of the loan will be 8XX/XX49.	Affiliated Business Disclosure Missing Required State Disclosures Credit Application Prepayment Penalty Rider	Field: Lender Name Loan Value: XXX Tape Value:XXX Variance: Variance %: Comment: No major changes are occurred. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 510   Variance: -150   Variance %: -0.29%   Comment: Loan original maturity terms are 360 months but tape shows 510 months.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX49   Tape Value: 1XXX/XX49   Variance: 92 (Days)   Variance %:    Comment: The states maturity date of the loan is 8XX/XX49 but tape shows 1XXX/XX49.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 382   Tape Value: 385   Variance: -3   Variance %: -0.01%   Comment: The original terms of the loan is stated in Note as 382 months but tape shows 385 months.   Tape Source: Initial   Tape Type:
B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XXX/XX14 with the new principal balance of xx. The modified principal balance of the Note will include all amount of arrearage that will be past due as of the Modification effective date less any amounts paid to the Lender but not previously credited to the loan and less principal in the amount of xx which has been forgiven. The forgiven amount is exceed 2% of the modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The updated title report dated XX/XX/XX18 shows that the subject property is currently vested on Family Trust, "Mary V.B. Love Trustee of The Five Star Living Revocable Trust dated 01-22-2009" who is not a principal borrower (VisitacionB. Lupton ) of the loan; The principal borrower, VisitacionB. Lupton had conveyed the subject property to Mary V.B. Love, a single woman through Grant deed which was recorded onXX/XX/XX09. Later, Mary V.B. Love, a single woman had transferred the property to the family trust, Mary V.B. Love Trustee of The Five Star Living Revocable Trust dated 01-22-2009 through Grant deed which was recorded on XXX/XX09."
* Missing Required State Disclosures (Lvl 2)     "The following state (CA) disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "The loan has prepayment provision in Note but prepayment rider is not attached with the recorded copy of mortgage."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The transaction date is mentioned in ROR/RTC asXX/XX/XX07 but Note date isXX/XX/XX07."
* Settlement date is different from note date (Lvl 2)     "The settlement date is mentioned in final HUD-1 asXX/XX/XX07 but Note date isXX/XX/XX07."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	809680	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$845.22	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.280%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated XX/XX/xx18 the subject mortgage was originated on xx
No chain of assignment has been found.
There is one junior mortgage originated on  xx
There are 21 hospital liens against the borrower xx the plantiff name and recorded dates are different.
The 2017-2018 annual combined taxes are paid in the amount of xx and the 2018-2019 2nd installment taxes will due on XX/XX/XX19 in the amount of xx.No prior delinquency has been found.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 64 months. The last payment was received on 9XX/XX18 in the amount of xx(PITI). The next due date isXX/XX/XX13.The monthly P&I is in the amount of xx with the interest rate of 5.250%.The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.	Collections Comments:The current status of loan is in active bankruptcy. The process of foreclosure has been initiated, the file was referred to an attorney and the sale date was scheduled .However the foreclosure was put on hold due to bankruptcy.
The borrower had filed bankruptcy under xx .The plan was confirmed on XX/XX/XX18.The amended xx plan was filed on as per plan the debtor suppose to pay the trustee the amount of xxx for first 12 months and xxx for month 13 to 60 months. The POC was filed on XXX/XX18 the amount of POC is xx and the amount of arrearage is xx.
The loan has not modified since the origination .
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 64 months. The last payment was received on 9XX/XX18 in the amount of xx(PITI). The next due date isXX/XX/XX13.The monthly P&I is in the amount of xx with the interest rate of 5.250%.The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.
The subject property is owner occupied and is in average condition, no comments regarding the repair or damage has been found.

Foreclosure Comments:The process of foreclosure has been initiated, the file was referred to an attorney  and the sale date was scheduled .However the foreclosure was put on hold due to bankruptcy.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with .The plan was confirmed on XX/XX/XX18.The amended xx plan was filed on as per plan the debtor suppose to pay the trustee the amount of xxx for first 12 months and xxx for month 13 to 60 months. The POC was filed on XXX/XX18 the amount of POC is xx and the amount of arrearage is xx.	Not Applicable	Credit Application Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 3.4% Tape Value: 3.3% |---| |----| 0.06% Comment: per note margin 3.4% Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.4%   Tape Value: 3.3%   Variance:    Variance %: 0.06%   Comment: per note floor % is 3.4%   Tape Source: Initial   Tape Type:
Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xxx FSB   Tape Value:XXX   Variance:    Variance %:    Comment: per note lender name xxx   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per the original note the max rate is 11.950% however the tape reflects 0.00%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -334 (Days)   Variance %:    Comment: as per the original note the pay change date is XX/XX/XX19 however the tape reflects as XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX34 Tape Value: 9XX/XX34 Variance: -14 (Days) Variance %: Comment: per note maturity dateXX/XX/XX34 Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "As per the updated title report dated XX/XX/XX18 , there are 21 xx liens against the borrower xx in the total amount of xx which is greater than the loan amount."	* Settlement date is different from note date (Lvl 2) "As per the final HUD-1 the settlement date isXX/XX/XX04 which is different than note date, however the note date is 9XX/XX04."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per ROR the transaction date isXX/XX/XX04 ,however the note date is 9XX/XX04."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine from the available loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37012920	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,087.08	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.940%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	15.220%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	There are multiple State Tax Liens due to commonality of name against the borrower, xx.
There are multiple IRS Liens due to commonality of name against the borrower, xx
HOA and Municipal Liens were searched Due to commonality of name. However, the property address mentioned on the document does not match with the subject property address.
First and second installments of 2018-2019 county taxes are due in the total amount of xx on XX/XX/xx18 andXX/XX/XX19 respectively. No prior year delinquent taxes have been found.

According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX16 in the amount of xx which was applied for the due date of XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The due date has been changed from XX/XX/XX16 to XX/XX/XX18. It seems that the loan has been restated. However, there was no evidence found regarding reinstatement in the loan file and in the collection comment.	Collections Comments:The loan is currently in the foreclosure and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX16 in the amount of xx which was applied for the due date of XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The due date has been changed from XX/XX/XX16 to XX/XX/XX18. The reason for default is excessive obligation. The loan has not been modified since the origination.
According to the document available in the loan file located at , the foreclosure was initiated and was referred to an attorney  and the complaint was filed . The first sale publication was completed on XX/XX/XX17. The sale was scheduled for.
The sale has been postponed from XX/XX/XX18 to XX/XX/XX18. According to the comment dated XX/XX/XX18, the sale date has been postponed to due to loss mitigation. However, the foreclosure has been put on hold due to loss mitigation. No further comment was found regarding the sale as collection comments are available till XX/XX/XX18.
The payment history as of XX/XX/XX18 reflects the due date has been changed from XX/XX/XX16 to XX/XX/XX18. It seems that the loan has been restated. However, there was no evidence found regarding reinstatement in the loan file and in the collection comment.
According to the BPO report located at , the subject property is owner occupied and is in the average comment.

Foreclosure Comments:According to the document available in the loan file located at , the foreclosure was initiated and was referred to an attorney on XX/XX/XX17 and the complaint was filed on XX/XX/XX17. The first sale publication was completed on XX/XX/XX17. The sale was scheduled for.
The sale has been postponed from XX/XX/XX18 to XX/XX/XX18. According to the comment dated XX/XX/XX18, the sale date has been postponed to XX/XX/XX18 due to loss mitigation. However, the foreclosure has been put on hold due to loss mitigation. No further comment was found regarding the sale as collection comments are available till XX/XX/XX18.
The payment history as of XX/XX/XX18 reflects the due date has been changed from XX/XX/XX16 to XX/XX/XX18. It seems that the loan has been restated. However, there is no information available regarding reinstatement in the loan file and in the collection comment.

Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Credit Application Initial Escrow Acct Disclosure	Field: ARM Index Margin Percent Loan Value: 3.5% Tape Value: 3.4% |---| |----| 0.06% Comment: Margin as per note is 3.450%.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.5%   Tape Value: 3.4%   Variance:    Variance %: 0.06%   Comment: ARM lifetime floor percent is 3.450%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
note.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: Max rate as per note is 11.950%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0011300151982096   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
B	* Recent Foreclosure Sale - Need Update (xx xx) "Foreclosure sale date was scheduled on XX/XX/XX18. According to the document available in the loan file located at "xx", the foreclosure was initiated and was referred to an attorney on and the complaint was filed on . The first sale publication was completed on XX/XX/XX17. The sale was scheduled for .
The sale has been postponed from XX/XX/XX18 to XX/XX/XX18. According to the comment dated XX/XX/XX18, the sale date has been postponed to XX/XX/XX18 due to loss mitigation. However, the foreclosure has been put on hold due to loss mitigation. No further comment was found regarding the sale as collection comments are available till XX/XX/XX18.
The payment history as of XX/XX/XX18 reflects the due date has been changed from XX/XX/XX16 to XX/XX/XX18. It seems that the loan has been reinstated. However, there was no evidence found regarding reinstatement in the loan file and in the collection comment."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The subject property is located in California State. According to the final Hud-1, the settlement date is XX/XX/XX06.However, the subject mortgage was originated on XX/XX/XX06."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine as supportive document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State. The following disclosures are missing from the loan file:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there are multiple State Tax Liens due to commonality of name against the borrower, xx for the estimated amount of xx."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there are multiple IRS Liens due to commonality of name against the borrower, xx for the estimated amount of xx."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file. However, the values are updated from the initial application dated XX/XX/XX06 located at "xx"."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92817659	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.980%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Unavailable	xx	Full Documentation	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No active liens and judgments found on updated title report. Annual estimated tax is xx.	Review of updated payment history, the subject loan is currently delinquent for +270 days and As per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +270 days and as per tape data the next due for payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Note terms.
As per collection comment the subject property is occupied by owner with good condition and well maintained.
Comment dated XX/XX/XX18 foreclosure referred to attorney and complaint filed on XX/XX/XX18.The judgment is not entered yet. Comment dated XX/XX/XX18 shows the foreclosure BID automation created valuation dated on XX/XX/XX18 and Total debt amount is xx. Foreclosure sale date fixed on XX/XX/XX18 delay for the reason is Borrower filed a Bankruptcy on XX/XX/XX18.
No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:Comment dated XX/XX/XX18 foreclosure referred to attorney and complaint filed .The judgment is not entered yet. Comment dated XX/XX/XX18 shows the foreclosure BID automation created valuation dated on XX/XX/XX18 and Total debt amount is xx. Foreclosure sale date fixed on XX/XX/XX18 delay for the reason is Borrower filed a Bankruptcy on XX/XX/XX18.
Bankruptcy Comments: The plan is pending confirmation due to objection filed XX/XX/XX18 . According to the xx plan, debtor shall pay xx monthly for 60 months. POC was filed, in the secured claim amount xx and an arrearage in the amount of xx.	Not Applicable	Notice of Servicing Transfer Initial Escrow Acct Disclosure Credit Application Origination Appraisal Affiliated Business Disclosure	Field: Loan Amortization Type Loan Value: ARM Tape Value: Fixed Variance: Variance %: Comment: Loan originated as an ARM loan Tape Source: Initial Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Loan amount verified per Note and Mortgage in file   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.980%   Tape Value: 0.000%   Variance:    Variance %: 7.98%   Comment: Rate entered as per Note in file   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX35   Tape Value: 1XXX/XX36   Variance: 601 (Days)   Variance %:    Comment: Maturity date taken from Note in file   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 208 Tape Value: 228 Variance: -20 Variance %: -0.09% Comment: As per note stated remaining term is 208 months however tape data shows 228 months. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Vesting Deed recorded on XX/XX/XX02 Book#xx and Page#xx Instrument#xx and Chain of assignment Recorded on XX/XX/XX02 Book#xx, Page#xx and Instrument#xx, Deed's recorded out of order."
* Mortgage (Lvl 3) "Legal description missing from Mortgage or legal page unrecorded but in the loan file unrecorded copy available with legal it can be cure with correct legal description."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: Actual xx Required xx Variance -xx
TILA Foreclosure Rescission Finance Charge Test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhe finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing provider disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Actual xx Required xx Variance -xx
TILA Foreclosure Rescission Finance Charge Test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhe finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42918941	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$670.88	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The 2016-17 and 2018 are paid in the amount of xx, with no prior delinquency has been found.	According to the payment history as of dated 9XX/XX18the borrower is delinquent for 11 months.The next due date is 1XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx(PITI).The monthly P&I is in the amount of xx with the interest rate of 9.2505. As per the document located at ("xx") and the latest payment history shows the borrower had made partial payment in the amount of xx. The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.	Collections Comments:The current status of loan is in active bankruptcy. The process of foreclosure has been initiated, the file was referred to an attorney. The sale date was scheduled on XX/XX/XX18. However; it was on hold due to the active bankruptcy.
The borrower had filed bankruptcy under xx with . The plan was confirmed on XX/XX/XX18. The xx plan was filed on XX/XX/XX18 as per the plan the debtor supposed to pay the trustee the amount of xx monthly .The POC was filed on XX/XX/XX18 the amount of POC is xx and the amount of arrearage is xx.
According to the payment history as of dated 9XX/XX18the borrower is delinquent for 11 months. The next due date is 1XXX/XX17. The last payment was received on 9XX/XX17 in the amount of xx(PITI).The monthly P&I is in the amount of xx with the interest rate of 9.2505. As per the document located at (XXXX") and the latest payment history shows the borrower had made partial payment in the amount of xx. The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.
The reason for default is unemployment.
The subject property is in average condition. No comments regarding the damage or repair have been found and the occupancy is unable to determine.

Foreclosure Comments:The process of foreclosure has been initiated , the file was referred to an attorney. The sale date was scheduled .However , it was on hold due to the active bankruptcy.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with . The plan was confirmed on XX/XX/XX18. The xx plan was filed on XX/XX/XX18 as per the plan the debtor supposed to pay the trustee the amount of xx monthly .The POC was filed on XX/XX/XX18 the amount of POC is xx and the amount of arrearage is xx.	Not Applicable	Credit Application Prepayment Penalty Rider Notice of Servicing Transfer Missing Required State Disclosures	Field: Original Balance (or Line Amount) Loan Value: xx Tape Value: xx Variance: xxx Variance %: 0.00% Comment: As per the original note the UPB is xx however tape reflects as xx. Tape Source: Initial Tape Type:
Field: Original Stated Rate   Loan Value: 9.250%   Tape Value: 0.000%   Variance:    Variance %: 9.25%   Comment: As per the original note the original rate is 9.25% however tape reflectsas 0.00.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX36   Tape Value: 5XX/XX38   Variance: 691 (Days)   Variance %:    Comment: Maturity date entered per Note in file   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 226 Tape Value: 249 Variance: -23 Variance %: -0.09% Comment: No discrepancy Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Application Missing (Lvl 2)     "Final 1003 is missing in the loan file."
* Prepayment Rider Missing (Lvl 2)     "The prepayment penalty term is reflects in original note, however the prepayment rider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of Michigan. The following state disclosures are missing from the loan file.
1. MI Borrower's Bill of Rights
2. MI Consumer Caution and Homeownership Counseling Notice
																																																																																								3. Choice of Insurance Agent"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43520477	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,308.33	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$180,000.00	$18,000.00	2.000%	xx	XX/XX/XX13	Financial Hardship	2018-2019 county first and second installment taxes are due in the amount of xx. No prior year’s delinquent taxes have been found.	The Payment History as of 9XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX17 to till date. The delinquency has been done for 14 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX17. The current P&I is xx and rate of interest is 2.000%. The current unpaid principal balance was in the amount of xx.The loan modification agreement reflect deferred balance in the amount of xx, hence UPB is xx. The borrower has been making payments as per loan modification agreement which was effective from XXX/XX13.	Collections Comments:The loan is in active bankruptcy. The Payment History as of 9XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX17 to till date. The delinquency has been done for 14 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX17. The current P&I is xx and rate of interest is 2.000%. The current unpaid principal balance was in the amount of xx.The loan modification agreement reflect deferred balance in the amount of xx, hence UPB is xx. The borrower has been making payments as per loan modification agreement which was effective from XXX/XX13. This Step modification agreement was made between lender . As per the modified term the new principal balances xx and the deferred balance is in the amount of xx, hence the interest-bearing balance is in the amount of xx. The lender has forgiven xx. The borrower promises to pay the monthly and rate of interest into total 3steps, beginning from XXX/XX13 to the maturity XXX/XX53. The agreement consist the provision for the balloon payment.
The foreclosure was initiated on the loan and the case was referred to an attorney . The foreclosure complaint was filed . The Notice of Trustee Sale has been attached with updated title report dated ; the sale was scheduled on . The foreclosure was put on hold as the borrower filed xx with . The plan has not been confirmed yet. The borrower is still in active bankruptcy.
The reason for default is marital status.
No damage to the subject property had been observed.

Foreclosure Comments:The foreclosure was initiated on the loan and the case was referred to an attorney . The foreclosure complaint was filed with . The Notice of Trustee Sale has been attached with updated title report dated XX/XX/XX18; the sale was scheduled onXX/XX/XX18. The foreclosure was put on hold as the borrower filed xx. The borrower is still in active bankruptcy.
Bankruptcy Comments:The borrowers XXXX filed xx with . The Proof of Claim was filed onXX/XX/XX for the amount of xx with an arrearage in the amount of xx. The Motion for Relief of Stay was filed on XX/XX/XX18 and the Motion to Impose the Relief of Stay was filed onXX/XX/XX. As per proposed xx plan filed onXX/XX/XX18, the borrower has to pay xx per months for 60 months. The total amount is xx.	This Step modification agreement was made between lender . As per the modified term the new principal balances xx and the deferred balance is in the amount of xx, hence the interest-bearing balance is in the amount of xx. The lender has forgiven xx. The borrower promises to pay the monthly and rate of interest into total 3steps, beginning from XXX/XX13 to the maturity XXX/XX53. The agreement consist the provision for the balloon payment.	Credit Application Notice of Servicing Transfer Loan Program Info Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 549   Variance: -189   Variance %: -0.34%   Comment: Loan original maturity term is 360.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0011300151115267   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: 1   Variance:    Variance %:    Comment: Parsed street address is 1.   Tape Source: Initial   Tape Type:
B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position, as there is an active Real Estate Tax Lien against the subject property on behalf of xxfor postponed property taxes, which was recorded onXX/XX/XX09; however, the amount of lien has not been mentioned on the supportive document.
The subject property is located in California. There is a risk of property being foreclosed due to the above unpaid lien.
This can be cured by repayment of the above unpaid lien along with late fees and unpaid interest."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX18, there is an active Real Estate Tax Lien against the subject property on behalf of xx for postponed property taxes, which was recorded onXX/XX/XX09; however, the amount of lien has not been mentioned on the supportive document.
The subject property is located in California. There is a risk of property being foreclosed due to the above unpaid lien.
This can be cured by repayment of the above unpaid lien along with late fees and unpaid interest."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This Step modification agreement was made between lender xx, N.A. with the borrower xx on XXX/XX13. As per the modified term the new principal balances xx and the deferred balance is in the amount of xx, hence the interest-bearing balance is in the amount of xx. The lender has forgiven xx, which exceeds 2% of the principal balance."	* Application Missing (Lvl 2) ""Final loan application / 1003 is missing from the loan file.""
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from  the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The loan was originated onXX/XX/XX07 and settled onXX/XX/XX07."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43494159	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,729.14	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.650%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$137,254.36	Not Applicable	4.500%	xx	XX/XX/XX09	Financial Hardship	2018 year annual Town taxes of xx were paid in full onXX/XX/xx18.
2018 year annual Utility taxes of xx were paid in full onXX/XX/xx18.
2018 year annual County taxes of xx were paid in full on 4XX/XX18.
20XX/XX19 year annual School taxes of xx  were paid in full onXX/XX/XX18.
The review of payment history as ofXX/XX/XX18 shows that the borrower is delinquent for 14 months and the next due date is 7XX/XX17. The last payment was received on 8XX/XX18 in the amount of xx which was applied to 6XX/XX17. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is 7XX/XX18. As per collection comments, the reason for default is had to pay for car repairs and was out of work due to medical illness.
As per collection comments, the borrower is intent to retain the property.
As per review, the foreclosure was initiated and the complaint was filed . Based on the loan file, the foreclosure sale was scheduled  but was delayed  when the borrowers filed bankruptcy under xx with the case number xx
The borrower filed bankruptcy under xx bankruptcy . The Proof of Claim was filed on XX/XX/XX18 with the secured claim amount of xx with an arrearage in the amount of xx. The plan has not been confirmed yet; however, as per the suggested xx plan the debtor shall pay xx for 60 months. There was an Order Resolving the Motion in Rem Relief filed on XX/XX/XX18. The debtors paid xx towards the arrearage; as per that the relief is granted and  xx  shall is permitted to file any motions in the state court regarding pending foreclosure action in the Court of Common Pleas, , to postpone, provide notice of, and advertise for the Sheriff’s Sale currently scheduled .
As per comment datedXX/XX/XX18, the sale date has been moved to XX/XX/XX18.
As per  collection comments, the property is owner-occupied and as per comment datedXX/XX/XX13, the roof is tarped and it was not insurable and the estimated repairs are in the amount of xx; however, as per recent collection comments, the property condition is good.

Foreclosure Comments:As per review, the foreclosure was initiated and the complaint was filed . Based on the loan file, the foreclosure sale was scheduled  but was delayed on XX/XX/XX18 when the borrowers filed bankruptcy under xx8.
Bankruptcy Comments:The borrower filed bankruptcy under xx bankruptcy . The Proof of Claim was filed on XX/XX/XX18 with the secured claim amount of xx with an arrearage in the amount of xx. The plan has not been confirmed yet; however, as per the suggested xx plan the debtor shall pay xx for 60 months. There was an Order Resolving the Motion in Rem Relief filed on XX/XX/XX18. The debtors paid xx towards the arrearage; as per that the relief is granted and xx shall is permitted to file any motions in the state court regarding pending foreclosure action in the Court of Common Pleas, xx Docket Number xx (the “foreclosure action”), to postpone, provide notice of, and advertise for the Sheriff’s Sale currently scheduled forXX/XX/XX18.	This modification agreement was made between the lender.
The loan was modified on XX/XX/XX09 with a principal balance stated at xx. The maturity date was extended by 208 months set to mature on XX/XX/XX49. The was no deferred balance or principal forgiven. The MOD included 7 steps with an interest only period for 8 years. there is interest only period from 5XX/XX09 to 5XX/XX16 then the principal and interest payments began on XX/XX/XX16 in the amount of xx at a rate of 6.500%.
As per document located at xx" the loan was also modified on XX/XX/XX06.	Credit Application Affiliated Business Disclosure	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: As per available mod agreement, the amortization type is step. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 568   Variance: -208   Variance %: -0.37%   Comment: As per note, the maturity date is 360.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate Loan Value: 7.650% Tape Value: 0.000% Variance: Variance %: 7.65% Comment: As per note, the interest rate is 7.65%. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per updated title report, there is a municipal lien recorded on XX/XX/XX11 in the amount of xx which is in the favor of Southwest Delco Municipal Authority so the subject mortgage is on second lien position."
* Title Review shows major title concern (Lvl 4) "As per updated title report, there is a municipal lien recorded on XX/XX/XX11 in the amount of xx which is in the favor of Southwest Delco Municipal Authority and the subject property is located in PA which is super-lien state so the property may get foreclosed due to these unpaid lien amount and this can be cured by paying off the lien amount with the added charges (if any)."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan files."
* Application Missing (Lvl 2)     "The final loan application is missing from the loan files; however., the values are updated as per the prior application located at "0483577896_Loan Application_803_20011205"."
* Property Damage (Lvl 2)     "As per comment datedXX/XX/XX13, the roof is tarped and it was not insurable and the estimated repairs are in the amount of xx; however, as per collection comments datedXX/XX/XX15, the property condition is good and further information pertaining to that has not been found."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62365341	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,015.54	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Yes	xx	xx	xx	4.862%	xx	xx	xx	xx	$xx	Conventional	ARM	84	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$112,959.72	Not Applicable	4.000%	xx	XX/XX/XX17	Lower Interest Rate	2018-2019 1st half county taxes have been paid off in the amount of xx on XX/XX/xx18.

2018-2019 2nd half taxes are due untilXX/XX/XX19, in the amount of xx.

No any prior year taxes are delinquent as per updated title report.	The review of updated payment history as ofXX/XX/XX18, the loan is currently 1 months delinquent and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Modification has been made since loan origination and borrower is making payment through modification agreement dated on 1XXX/XX11.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is 8XX/XX18. The borrower had filed bankruptcy dated on . MFR was not filed. The debtor was discharged onXX/XX/XX14 and the bankruptcy was fully terminated onXX/XX/XX14. POC was not filed.
The review of updated payment history as ofXX/XX/XX18, the loan is currently 1 months delinquent and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Modification has been made since loan origination and borrower is making payment through modification agreement dated on 1XXX/XX17. The loan has been modified thrice since origination.
According to the collection comments datedXX/XX/XX18, the primary borrower "XXXX" has been deceased onXX/XX/XX18. She wanted to keep the home. As per the latest collection dated 5XX/XX18 states, show the subject property is occupied as unknown. No damage and repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated . MFR was not filed.
The debtor was discharged onXX/XX/XX14 and the bankruptcy was fully terminated onXX/XX/XX14.
POC was not filed.	The loan was modified with an effective date of 1XXX/XX17 and a new principal balance is xx to a step modification (recast agreement) and the rate was starting from 4.00% and borrower had given promise to pay P&I in the amount of xx for one month beginning on 7XX/XX15 with a new maturity date of XXX/XX53. The modification rate would be 4.00% and modified P&I is xx for one month and The modification rate would be 4.00% and modified P&I is xx for 205 months. The modification is further taken into 2 steps.	Missing Required Disclosures Credit Application Missing Required State Disclosures Affiliated Business Disclosure Document Showing a Index Numerical Value	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Loan amortization type is Step, however tape reflected as fixed. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: Loan original maturity term months is 360 months   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment: Number of units is 2 instead of 1.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 2 Family Tape Value: Low Rise Condo (1-4 Stories) Variance: Variance %: Comment: Subject property type is 2 family as per appraisal report. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "ProTitle has confirmed in their title report that, there is Water Lien found against the property in the amount of xxx4, which was recorded onXX/XX/XX07 in the favor of xx County Flood Control & Water Conservation District. The subject property located in CA State. There is a risk of the property to be getting foreclosure due to above unpaid liens. It can be cured by paying off the said unpaid liens with interest and late charges (if any)."	* Loan has been determined to have an unsecured debt (Lvl 3) "According to Schedule D of Voluntary petition datedXX/XX/XX14, the amount of claim without deducting the value of collateral is xx,xx.xx.00 and the value of collateral supporting the claim is xx,xx, therefore, the unsecured claim is in the amount of xx."
* Comment history is incomplete (Lvl 3)     "Collection comments are missing from XX/XX/XX16 toXX/XX/XX17 andXX/XX/XX17 toXX/XX/XX17 as we required latest 24 months complete collection comments. However, the information is updated from the prior collection comments which are available from 1XXX/XX16 toXX/XX/XX18."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by borrowers."
* Deceased Borrower(s) (Lvl 3) "According to the collection comments datedXX/XX/XX18, the primary borrower "xx" has been deceased onXX/XX/XX18"	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Final HUD-1 settlement date is XXX/XX06, which is different from note date ofXX/XX/XX06."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "XXX Risk Indicator is Elevated.
The XXX risk indicator is "Elevated", due to
GSE (Freddie Mac public guidelines) Prepayment Penalty Test:

This loan failed the prepayment penalty test. ( Freddie Mac Bulletin 2013-16 )"
* Issue with the legal description or recorded instrument (Lvl 2)     "As per review of the updated title report states, the subject property address "xx" on the assessor is different from mortgage address "xx"."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "California" state and this state requires following disclosures and all are missing from the loan file.

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer Recommendation Disclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as loan program disclosure/rate lock agreement/closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65229566	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,395.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.940%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	14.083%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$201,063.23	$80,313.23	4.995%	xx	XX/XX/XX11	Financial Hardship	The taxes for the year 2018-2019 1st half are paid in the amount of xx and that of second half are due in the amount of xx due date isXX/XX/XX19. There are no prior delinquent taxes found open.	The review of the payment history shows that the borrower is 2 months behind the schedule payments. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 6XX/XX18 payment. The next due date is 7XX/XX18. The UPB as per payment history is xx. The borrower is making payments as per modification dated 6XX/XX11.	Collections Comments:The borrower is 2 months behind the schedule payments. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 6XX/XX18 payment. The next due date is 7XX/XX18. The UPB as per payment history is xx. The borrower is making payments as per modification dated 6XX/XX11
The modification agreement was made between (borrower) and .
No evidence of post close bankruptcy or foreclosure was found in the loan file or servicing comments.
The taxes for the year 2018-2019 1st half are paid in the amount of xx and that of second half are due in the amount of xx due date isXX/XX/XX19. There are no prior delinquent taxes found open.
There is no evidence found of any damages or repairs to the property found in the servicing comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between xx (borrower) and xx xx, xx (lender) on 6XX/XX11. The new principal balance is xx from which xx is deferred amount. This deferred amount if eligible for forgiveness if the borrower is not in default on new payments such that the equivalent of three full monthly payments are due and unpaid on the last day of any month, on each of the first, second and third anniversaries of 6XX/XX11. The new P&I is xx and new interest rate is 4.995%. the payments begin on 6XX/XX11 and new maturity date is XXX/XX37.	Document Showing a Index Numerical Value Affiliated Business Disclosure	Field: Loan Original Maturity Term Months Loan Value: 361 Tape Value: 362 Variance: -1 Variance %: -0.00% Comment: Maturity term months are 361 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between (borrower) and , a division of xx, N.A. (lender) on 6XX/XX11. The new principal balance is xx from which xx is deferred amount. This deferred amount if eligible for forgiveness if the borrower is not in default on new payments such that the equivalent of three full monthly payments are due and unpaid on the last day of any month, on each of the first, second and third anniversaries of 6XX/XX11."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL loan Data xx Comparison Data xx Variance -xx
TILA Foreclosure Rescission Finance Charge Test: FAIL loan Data xx  Comparison Data xx  Variance -xx"
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE result is Moderate because this loan has failed TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index is unavailable in the loan documents."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32324602	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$2,465.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.851%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.686%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$164,692.22	Not Applicable	3.000%	xx	XX/XX/XX09	Change of Terms	1) One HOA lien found pending against the subject property recorded on XX/XX/XX10 in the amount of xx which is in the favor of XXXX.
Property Tax Status;
1) 2018 County 1st, 2nd, 3rd installment taxes had been paid.
2) 2017 County 1st, 2nd, 3rd installment taxes had been paid.
3) 2016 County 1st, 2nd, 3rd installment taxes had been paid.
No prior year delinquent taxes had been found pending.	Updated title report dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 1 month delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.875% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX09.	Collections Comments:Collection comments available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 1 month delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.875% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made in the year 2009.
Loan Modification agreement was made between borrower
The loan was modified with an effective date of XX/XX/XX09 and a new principal balance of xx to a step rate starting at 3.000 % and a P&I payment of xx beginning from XX/XX/XX09 with a new maturity date of XX/XX/XX49.  The rate is in 7 steps ending with 5.280%.
The borrower . The plan was later discharged on XX/XX/XX10 and was fully terminated on XX/XX/XX10.
Foreclosure was not initiated in the loan file.
The loan status is currently performing.
Collection comment dated XX/XX/XX18 shows that subject property is currently owner occupant.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower. The plan was later was discharged on XX/XX/XX10 and was fully terminated on XX/XX/XX10.	Loan Modification agreement was made between borrower
The loan was modified with an effective date of XX/XX/XX09 and a new principal balance of xx to a step rate starting at 3.000 % and a P&I payment of xx beginning from XX/XX/XX09 with a new maturity date of XX/XX/XX49.  The rate is in 7 steps ending with 5.280%.
Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Loan Amortization Type Loan Value: Graduated Rate Mortgage Tape Value: Fixed |---| |----| Comment: Note is adjustable rate Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 502   Variance: -142   Variance %: -0.28%   Comment: Note document indicatates term of 360   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: XXX/XX49 Variance: -14 (Days) Variance %: Comment: Used maturity date from Note Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on lower lien position. Updated title report dated XX/XX/XX18 shows that there is one unpaid HOA lien found pending against the subject property recorded on XX/XX/XX10 in the amount of xx which is in the favor of xx HOA.
The subject property is located in the state of NV (Nevada) hence, there is a possibility of subject property to be getting foreclosed due to above said unpaid lies.
It can be cured by paying off the said unpaid lien with interest and late charges (if any)."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* XXX Exceptions Test Incomplete (Lvl 3)
Final HUD-1 shows pay off in the amount of xx,xx.xx. Short form policy at the time of origination does not reflect any exception towards senior mortgage. It shows a clear title. Possible title claim can be filed. No release or Satisfaction of mortgage copy  is available in the file which state that this senior mortgage has been released."
* XXX xx)	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date isXX/XX/XX07, HUD-1 settlement date is XX/XX/XX07; however, note date is XX/XX/XX07."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "Final HUD-1 shows settlement date is XX/XX/XX07; however, the note date is XX/XX/XX07."		Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19745025	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,504.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.562%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.330%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$310,104.74	$64,280.24	2.000%	xx	XX/XX/XX10	Convert ARM to Fixed	No active liens and judgment has been found on updated title report. 1st installment of 2018-19 year county property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.625%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.625%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between and Lender on 8XX/XX10. The new modified rate is 2.000%% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 9XX/XX10. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 8XX/XX50. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under xx . POC was not filed by the subject creditor. Schedule D of voluntary petition dated XX/XX/XX11 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. As per statement of Intention from voluntary petition debtor intent to retain the subject property.  xx Trustee's Report of No Distribution was filed . Order of Discharge was filed and case gets terminated on XX/XX/XX11.
As per latest comment dated 4XX/XX18 shows that the subject property is occupied by the unknown party and in average condition however no need to repair.
As per comment dated 1XXX/XX15 subject borrower had deceased and date of death is not available in the servicing comments also no death certificate available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx. POC was not filed by the subject creditor. Schedule D of voluntary petition dated XX/XX/XX11 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. As per statement of Intention from voluntary petition debtor intent to retain the subject property. xx Trustee's Report of No Distribution was filed on XX/XX/XX11. Order of Discharge was filed on XX/XX/XX11 and case gets terminated on XX/XX/XX11.	Loan modification agreement was made between and Lender on 8XX/XX10. The new modified rate is 2.000%% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 9XX/XX10. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 8XX/XX50. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Affiliated Business Disclosure Right of Rescission	Field: Loan Amortization Type Loan Value: Graduated Rate Mortgage Tape Value: Fixed |---| |----| Comment: Mod rate is gradual Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 550 Variance: -190 Variance %: -0.35% Comment: Original note indicates term of 360 Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per comment dated 1XXX/XX15 subject borrower had deceased and date of death is not available in the servicing comments also no death certificate available in the loan file."	* Missing Required State Disclosures (Lvl 2) "Following are the state disclosure which are missing from the loan file;
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Insurer RecommendationDisclosure
4. Fair Debt Collection Notice
5. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the xx county where recent FEMA disaster is declared (California wild fires)."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Assignment of Mortgage is missing from the updated title report dated XX/XX/XX18."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 Settlement date isXX/XX/XX04 which is after note dateXX/XX/XX04."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated XX/XX/XX11 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. Debtor gets discharge on 1X/XXX/XX11."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78686893	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,193.86	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.851%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$202,348.07	$22,758.52	2.000%	xx	XX/XX/XX12	Financial Hardship	There is one state tax lien against the borrower, xx
1st and 2nd installments of 2018-2019 county taxes have been paid in the amount of xx on XX/XX/xx18 and XX/XX/XX19 respectively.
No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date is XX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to due date of XX/XX/XX18.The UPB reflected in the latest payment history is in the amount of xx out of xx is deferred principal balance.
The borrower has been making payments as per the modification agreement dated 1XXX/XX12 with the interest rate of 3.000 % and P&I of xx.	Collections Comments:The loan is currently in the collection and the next due date is XX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx which was applied to due date of XX/XX/XX18.The UPB reflected in the latest payment history is in the amount of xx out of xx is deferred principal balance. The reason for default as per servicing comment is excessive obligation and illness of the family member. The loan was modified 1XXX/XX12. The borrower agrees to pay the amount of xx as deferred balance on the maturity date 9XX/XX52. The UPB that has been amortized is xx as an interest bearing amount. The borrower agree to pay the UPB of xx with the step interest rate of 2.000 % and P&I of xx with step amortized type beginning from first payment date 1XXX/XX12. The stated maturity date is 9XX/XX52. This loan was modified once since the origination. The loan was modified with three steps.
The lender has forgiven principal amount of xx, which is exceeding 2% of modified principal balance of xx. No bankruptcy or foreclosure detail was found in the collection comment. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file. According to the comment dated XX/XX/XX18, the subject property is owner occupied.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx with lender xx on effective date 1XXX/XX12. The borrower agrees to pay the amount of xx as deferred balance on the maturity date 9XX/XX52. The UPB that has been amortized is xx as an interest bearing amount. The borrower agree to pay the UPB of xx with the step interest rate of 2.000 % and P&I of xx with step amortized type beginning from first payment date 1XXX/XX12. The stated maturity date is 9XX/XX52. This loan was modified once since the origination. The loan was modified with three steps.
The lender has forgiven principal amount of xx, which is exceeding 2% of modified principal balance of xx.
Missing Required State Disclosures Affiliated Business Disclosure Credit Application	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: According to the modification, amortization type is step. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 583   Variance: -223   Variance %: -0.38%   Comment: As per note, maturity term month is 360.   Tape Source: Initial   Tape Type:
B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement dated 1XXX/XX12 located at “0482448586_Miscellaneous_137_20120924.PDF”, the lender has forgiven principal amount of xx which is exceeding 2% of modified principal balance of xx."	Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "The subject property is located in California State and the subject mortgage was originated on XX/XX/XX04. However, as per final HUD-1, the settlement date is XX/XX/XX04."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there is one state tax lien against the borrower, Art Chavez in the favor of The State Board of Equalization of the State of California for the amount of xx which was recorded on XX/XX/XX11."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the xx county where recent FEMA disaster is declared (California wild fires)."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The subject property is located in California State and the subject mortgage was originated on XX/XX/XX04. However, as per ROR, the settlement date is XX/XX/XX04."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to calculate as supportive document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85428785	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,124.27	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.350%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	25.348%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$277,587.69	Not Applicable	5.390%	xx	XX/XX/XX12	Financial Hardship	1. There is an active prior mortgage is available in the updated title report in the amount of xx in favor of xx and it was recorded on 4XX/XX95..

No active judgments or liens found are available in the updated title report.

2017-2018 year annual County taxes of xx were paid in full. No prior years delinquent taxes are found in the updated title report.	The review of updated payment history as of 1XXX/XX18, the loan is currently delinquent for +30 days and the next due date of payment is 7XX/XX18. The last payment (P&I) was received on 1XXX/XX18 in the amount of xx for the due date of 6XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 9XX/XX12.
Collections Comments:The loan is currently delinquent for +30 days and the next due date of payment is 7XX/XX18. The last payment (P&I) was received on 1XXX/XX18 in the amount of xx for the due date of 6XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 9XX/XX12.
The comment datedXX/XX/XX18 states that the reason for default of the loan is borrower's curtailment of income.
There is no information found in the PACER regarding filing of Bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on 9XX/XX12 with the unpaid principal balance of 277587.69out of which xx has been forgiven. The borrower promises to pay the new principal balance of xx through the new modified P&I of xx with the new fixed interest rate of 5.390% beginning from 9XX/XX12 to the new maturity date of 1XXX/XX37.
Affiliated Business Disclosure ARM Rider	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on 9XX/XX12 with the unpaid principal balance of xx out of which xx has been forgiven which is exceeded 2% of the new modified principal balance amount. The borrower promises to pay the new principal balance of xx through the new modified P&I of xx with the new fixed interest rate of 5.390% beginning from 9XX/XX12 to the new maturity date of 1XXX/XX37."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by borrower."
* Title Review shows major title concern (Lvl 3) "There is an active prior mortgage available in the updated title report in the amount of xx in favor of "xx and it was recorded on 4XX/XX95 but the final title policy is not showing as an exception for this senior mortgage in Schedule-B and there is no pay off found in the final HUD-1 for this prior mortgage."	* Settlement date is different from note date (Lvl 2) "The settlement date is mentioned in final HUD-1 isXX/XX/XX07 but original Note date isXX/XX/XX07."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Mortgage - Missing required ARM Rider (Lvl 2) "The loan is a ARM amortization but no ARM rider is attached to the recorded copy of subject mortgage."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68719476	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,647.20	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.460%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	13.774%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$247,672.60	$63,487.42	3.000%	xx	XX/XX/XX12	Financial Hardship	The 2018-19 1st and 2nd installment taxes have been due. No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower has been delinquent for 60+days and the next payment is due for 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2012 mod terms.	Collections Comments:
The loan is currently in the active collection and next payment is due for 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX18. No evidence of post-closing foreclosure has been found. As per the review of the PACER report, the borrower XXXX had filed bankruptcy under xx with case#xx on 5XX/XX11. The debtor was discharged onXX/XX/XX11 and the case was terminated onXX/XX/XX11.
The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2012 mod terms. As per the comments dated 5XX/XX18, the property is owner-occupied. No repairs and damages have been found.
..
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of the PACER report, the borrowerhad filed bankruptcy under xx . The debtor was discharged onXX/XX/XX11 and the case was terminated onXX/XX/XX11.
As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx.
This step modification agreement was signed between the borrower and the lender .
The UPB is xx. The borrower promises to pay P&I of xx with a modified rate of 3.000%, beginning from XXX/XX12 and the maturity is dated 4XX/XX49. The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount).  If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting deferred balance as xx and current UPB as xx

Missing Required State Disclosures Affiliated Business Disclosure Credit Application Initial Escrow Acct Disclosure	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 524 Variance: -164 Variance %: -0.31% Comment: As per the note, the maturity term months are 360. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification agreement made on XXX/XX12, the new principal balance is xx. However, there is a principal reduction alternative. The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount). If the borrower makes monthly mortgage payments on time, the lender agrees to forgive X/Xrd portion of xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting deferred balance as xx and current UPB as xx."	* Settlement date is different from note date (Lvl 2) "Settlement date is different from note date, Settlement date shows XX/XX/XX05 and note date XX/XX/XX05."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.CA Fair Lending Notice
7.Anti-Tying Disclosure
8.Privacy Notice
9.Notice of Right to Copy of Appraisal
10.Application for Credit-Married Persons
11.Fair Debt Collection Notice
12.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "As per the review of the PACER report, the borrower xx had filed bankruptcy under xx with case#xxon 5XX/XX11. The debtor was discharged onXX/XX/XX11 and the case was terminated onXX/XX/XX11.
																																																																																								As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7398198	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,887.71	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.300%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.932%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$266,712.73	$3,566.14	3.875%	xx	XX/XX/XX14	Lower Interest Rate	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xxxxx4.38.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
Latest servicing comment shows subject property is owner occupied. No information has been found regarding any damage or repair.
The reason for default is excessive obligation.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable

This loan modification was done onXX/XX/XX14between the (Borrower) & (Lender). The amortization type is step and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 3.875 % and Monthly P&I is xx. The modification payment start date is 4XX/XX14 and new maturity date is XXX/XX54.	Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 596   Variance: -236   Variance %: -0.40%   Comment: The original term is 360 months which is what the audit value states   Tape Source: Initial   Tape Type:
B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan failed the prepayment penalty test.
According to note there is prepayment penalty for the 3 year initiated.
The loan charges a prepayment penalty. Prepayment penalty mortgages are not eligible for sale to Freddie Mac."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to note, loan was originated on 6XX/XX04. However, final HUD-1 shows settlement date as 6XX/XX04 which is different from the note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94927852	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,958.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.763%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$246,937.29	$1,235.08	3.375%	xx	XX/XX/XX16	Financial Hardship	No active judgments or liens found against the borrower/ subject property. The annual combined taxes have been paid in full in the amount of xx. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 3.375% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 1XXX/XX15.	Collections Comments:The loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 3.375% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 1XXX/XX15.
The loan was modified 3 times since from origination the first mod was made on 6XX/XX10 located at second mod was made on 4XX/XX14 located at .
The Third Loan Modification agreement was made on an effective date of 1XXX/XX15 between “xx (borrower) and “xx” (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.375% with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX15 and ends with the maturity date of 1XXX/XX55. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.

The borrower had filed bankruptcy dated on XXX/XX12 under xx with . The bankruptcy was discharged  and the case was terminated . POC was not filed.  Schedule D of Voluntary Petition Filed onXX/XX/XX10 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The intention of borrower was to retain the property and pay.

The property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on XXX/XX12 under xx with . The bankruptcy was discharged on and the case was terminated onXX/XX/XX12. POC was not filed. Schedule D of Voluntary Petition Filed on shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The intention of borrower was to retain the property and pay.	The loan was modified 3 times since from origination the first mod was made on 6XX/XX10 located at and second mod was made on 4XX/XX14 located at “xx
The Third Loan Modification agreement was made on an effective date of 1XXX/XX15 between (borrower) and  (Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 3.375% with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX15 and ends with the maturity date of 1XXX/XX55. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.
..	Affiliated Business Disclosure Origination Appraisal Missing Required State Disclosures	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 480 Variance: -120 Variance %: -0.25% Comment: dated pulled from note. Tape Source: Initial Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: as per appraisal report property type is PD and also the rider is available with mortgage. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The loan was originated onXX/XX/XX07 and the settlement date isXX/XX/XX07; however ROR transaction date isXX/XX/XX07 which is not consistent with note/HUD-1."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date isXX/XX/XX07 which is after the note dateXX/XX/XX07."
* Missing Required State Disclosures (Lvl 2)     "The property is located in CA state and the required disclosures are missing from the loan file.
Impound Account Disclosure
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of Voluntary Petition Filed onXX/XX/XX10 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx; however, the unsecured portion is xx. The bankruptcy was discharged onXX/XX/XX12 and the case was terminated onXX/XX/XX12"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78659930	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,622.78	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.370%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.995%	First	Final policy	Not Applicable	xx	XX/XX/XX13	$166,750.00	Not Applicable	4.900%	xx	XX/XX/XX13	Financial Hardship	The chain of the assignment has not been found.
There are 3 state tax liens in the favor of xx
2018-2019 county tax 1st installment has been paid in the amount of xx on 1XXX/XX18.
2018-2019 county tax 2nd installment is due in the amount of xx onXX/XX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment datedXX/XX/XX18, the reason for default is an illness of the borrower.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) XXXX and (Lender) XXXX a division of xx, N. A. on 1XXX/XX13.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.900% and new P&I is in the amount of xx beginning from 1XXX/XX13 till the maturity date 1XXX/XX49. The lender has forgiven principal in the amount of xx. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with the case xx onXX/XX/XX07 and the debtor was standardly discharged on XXX/XX08 and the case terminated on XXX/XX08. The date of the last filing is XXX/XX08.
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
As per the comment datedXX/XX/XX18 the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower XXXX had filed bankruptcy under xx and the debtor was standardly discharged and the case terminated . The date of the last filing .	This loan modification agreement was made between (borrower) and (Lender) .
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.900% and new P&I is in the amount of xx beginning from 1XXX/XX13 till the maturity date 1XXX/XX49. The lender has forgiven principal in the amount of xx. There is no provision for the balloon payment.	Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures	Field: Loan Amortization Type Loan Value: ARM Tape Value: Fixed Variance: Variance %: Comment: As per the note, loan amortization type is ARM. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 526   Variance: -166   Variance %: -0.32%   Comment: As per note, maturity term months is 360.   Tape Source: Initial   Tape Type:
B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement which was made between (borrower) and (Lender) , the lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of the modified principal balance which is xx."	* Settlement date is different from note date (Lvl 2) "As per HUD, the settlement date is XX/XX/XX05 which is not aligned with the note date."
* State Tax Judgment (Lvl 2)     "The review of the updated title report dated XX/XX/XX18 shows that there are 3 state tax liens in the favor of Shabbir A. Khan, Tax Collector of xx County, the State of California in the total amount of xx which was recorded onXX/XX/XX13, XX/XX/XX15 and XXX/XX17."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Hazard Insurance Disclosure
5. Insurer RecommendationDisclosure
6. Anti-Tying Disclosure
7. Privacy Notice
8. Notice of Right to Copy of Appraisal
9. Application for Credit-Married Persons
10. Fair Debt Collection Notice
																																																																																								11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55670168	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,469.28	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.040%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.247%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$89,563.25	Not Applicable	4.350%	xx	XX/XX/XX10	Financial Hardship	The chain of assignment has been completed. There are liens and judgments these are as follows: 1) There is a state tax lien against xx in the amount of xx which was recorded on XXX/XX18. 2) There is a municipal lien against the subject property in the favor of xx which was recorded on XXX/XX16. 3) There is a civil judgment against the XXXX in the favor of xx which was recorded on 6XX/XX08. 4) There is a civil judgment against the XXXX in the favor of XXXX xx 2017 county 1st and 2nd installment taxes have been paid in the total amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to till date. The delinquency has been done for 2 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX18. The current P&I is xx and rate of interest is 6.179%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to till date. The delinquency has been done for 2 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX18. The current P&I is xx and rate of interest is 6.179%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
The Kathy R Flores (borrower) had filed bankruptcy under xx with the . Schedule D in voluntary petition datedXX/XX/XX16 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxhis case was discharged onXX/XX/XX16 and was terminated onXX/XX/XX16.
The foreclosure was initiated in the loan. As per seller tape data the foreclosure complaint was filed . No further details have been found.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report , the subject property was occupied by unknown and the property was in average condition. The estimated repairs cost has been noted for the exterior paint xx. No further details have been found.
Foreclosure Comments:The foreclosure was initiated in the loan. As per seller tape data the foreclosure complaint was filed . No further details have been found.
Bankruptcy Comments:. Schedule D in voluntary petition datedXX/XX/XX16 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxhis case was discharged onXX/XX/XX16 and was terminated onXX/XX/XX16.	Payment deferral and Capitalization Confirmation Agreement executed on XX/XX/XX07 deferring payments due onXX/XX/XX,XX/XX/XX07,XX/XX/XX07 &XX/XX/XX07
Modification completed XX/XX/XX09 - principal balance: xx - initial rate: 4.35% - initial P&I: xx - first due: XX/XX/XX09 - maturity date: 1XXX/XX49 - step rate mod w/ interest only payments for 6 years: 1) 4.35% beginning on 1XXX/XX09; I/O: xx; 2) 4.6% beginning on 1XXX/XX10 - I/O: xx; 3) 4.85% beginning on 1XXX/XX11 - I/O: xx; 4) 5.1% beginning on 1XXX/XX12 - I/X: xx; 5) 5.35% beginning on 1XXX/XX13 - I/O: xx;  6) 5.6% beginning on 1XXX/XX14 - I/O: xx; 7) 6.179% beginning on 1XXX/XX15 - P&I: xx; no deferred balance or principal forgiveness
Affiliated Business Disclosure Missing Required Disclosures Missing Required State Disclosures	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 526 Variance: -166 Variance %: -0.32% Comment: originatl maturity term was 360 Tape Source: Initial Tape Type:	B	The subject property is in Illinois (IL) state which is super lien state and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paying off the above said liens with late fees (if any)." * Title Review shows major title concern (Lvl 4) "The updated title report as of XX/XX/XX18 shows that there is a municipal lien open against the subject property in the favor of City of Aurora in the amount of xx which was recorded on XXX/XX16.	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "The updated title report as of XX/XX/XX18 shows, there is a state tax lien against Katie Flores in the favor of Illinois Department  of Revenue in the amount of xx which was recorded on XXX/XX18."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure is missing from the loan file.
IL Collateral Protection Insurance Notice
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Desk Review	Value: Date: Type:2055 Drive-by	Yes	$2,500.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	3960810	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,044.70	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.510%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.592%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	1) There are two active water/Sewer Lien on the subject property, first, in the favor of xx Which was recorded on XX/XX/XX04 for the amount of xx and second in favor of xx which was recorded on XX/XX/XX06 for the amount of xx) There is an active civil judgment against the borrower in the favor of xxwhich was recorded on XX/XX/XX17 for the amount of xx.
The first and second installment county taxes of 2018-2019 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.
The review of payment history shows that the borrower has been delinquent for 16 months and next due date for the payment isXX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM terms.
Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with the case #xx on XX/XX/XX18 and the plan was not confirmed. According to a xx plan, the debtor shall pay xx per month for the period of 60 months. The proof of claim was filed on XX/XX/XX18 with the claim amount of xx and the amount of arrearage is xx.
A review of collection comment shows no indication of post-closing foreclosure activity.
The reason for default per collection comments is a reduction of income. The review of payment history shows that the borrower has been delinquent for 16 months and next due date for the payment isXX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM terms.
The property inspection report datedXX/XX/XX18 states that the subject property is owner-occupied. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx the plan was not confirmed. According to xx plan, the debtor shall pay xx per month for the period of 60 months. The proof of claim was filed on XX/XX/XX18 with the claim amount of xx and the amount of arrearage is xx.
Not Applicable	Missing Required State Disclosures Missing Dicsloures Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 2.9% Tape Value: 2.8% |---| |----| 0.06% Comment: ARM index margin percent is 2.850. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.9%   Tape Value: 2.8%   Variance:    Variance %: 0.06%   Comment: ARM lifetime floor percent is 2.850%.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.4%   Tape Value: 0.0%   Variance:    Variance %: 9.36%   Comment: Max rate at first adjustment is 9.360%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -242 (Days)   Variance %:    Comment: Next pay change date isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: 4162 53RD AVE S   Variance:    Variance %:    Comment: The property address street isXXXX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX36 Tape Value: 6XX/XX36 Variance: -14 (Days) Variance %: Comment: Stated maturity date isXX/XX/XX36. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage was originated on XX/XX/XX06 and which was recorded on XX/XX/XX06. The subject mortgage is lower lien position as there are two active water/Sewer Lien on the subject property, first, in the favor ofxxWhich was recorded on XX/XX/XX04 for the amount of xx and second in favor of xxwhich was recorded on XX/XX/XX06 for the amount of xx* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there are two active water/Sewer Lien on the subject property, first, in the favor of xxWhich was recorded on XX/XX/XX04 for the amount of xx and second in favor ofxx which was recorded on XX/XX/XX06 for the amount of xxhe subject property has located the State of Florida. There is a risk of the property to be getting foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX12 to XX/XX/XX18. However. latest 24 months comment history is required. The comment history is missing from XX/XX/XX18 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure and Insurance Sales Disclosure."
* Property Damage (Lvl 2)     "Collection comment dated on XX/XX/XX17 states that there is damage on the subject property due to hurricane which is occurred in September 2017. No damage amount is mentioned in the comment. No insurance claim will be filed yet."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine the operative index value from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Full appraisal	Value: Date: Type:Full appraisal	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42560696	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$3,788.78	8/XX/XX21	xx	No	Other	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.070%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$297,452.94	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The 2018 1st and 2nd installment have been paid. The 2019 3rd and 4th installment have been due. The 2018 Utility taxes have been past due in the amount of xx.	As per the review of the payment history, the borrower has been delinquent for 16 months and the next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx which was applied for 4XX/XX17. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2013 mod terms.	Collections Comments:The loan is currently in the active collection and next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX17 in the amount xx which was applied for 4XX/XX17. As per the review of the PACER report, the borrower. The foreclosure was initiated and the file was referred to an attorney and the complaint was filed . There was a title issue. However, as per the comment dated 5XX/XX18, the title issue was resolved.
As per the comment dated 7XX/XX18, the loan is in litigation. The reason for litigation is not found. No further details have been found stating the litigation issue was resolved. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2011 mod terms. As per the comments, there are damages to the property. The estimated cost of repairs is not mentioned. The insurance claim was filed with xx. As per the comment dated 8XX/XX14, the check was received in the amount of xxx12 and in the amount xx for water damage. Later a few more draws were received. As per the latest comments, no damages and repairs have been found.
As per the comments, the property is owner-occupied. No repairs and damages have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney and the . There was a title issue. However, as per the comment dated 5XX/XX18, the title issue was resolved.
As per the comment dated 7XX/XX18, the loan is in litigation. The reason for litigation is not found. No further details have been found stating the litigation issue was resolved.
Bankruptcy Comments:As per the review of the PACER report, the borrower .	This step modification agreement was signed between the borrower .
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from 1XXX/XX13 and the maturity is dated 9XX/XX51.
The lender has forgiven principal amount in the amount of xx, which is exceeding 2% of modification amount.
Affiliated Business Disclosure Missing Required State Disclosures Credit Application	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 554 Variance: -194 Variance %: -0.35% Comment: As per the note, the original maturity months is 360. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement made on 1XXX/XX13, the new modified principal balance of note is in the amount of xx. The lender has agrees to forgiven principal in the amount of xx, which is exceeding 2% of modification amount."
* Litigation (Lvl 4) "As per the comment dated 7XX/XX18, the loan is in litigation. The reason for litigation is not found. No further details have been found stating the litigation issue was resolved."	* Title Review shows major title concern (Lvl 3) "The subject mortgage was originated onXX/XX/XX05 and recorded onXX/XX/XX05.
The updated title dated XX/XX/XX18 shows there is an active mortgage prior to the subject Mortgage, in the amount of xx in the favor of xx which was recorded onXX/XX/XX01.
Final HUD-1 does show payoff to xx in the amount of xx,xx and xx.
No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage in on second lien position as there is a senior Mortgage, in the amount of xx in the favor of The xx which was recorded onXX/XX/XX01.
The subject mortgage was originated onXX/XX/XX01 and recorded onXX/XX/XX01."	* Water/Sewer Taxes (Lvl 2) "As per the review of the updated title report dated XX/XX/XX18, the 2018 Utility taxes have been past due in the amount of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Late Fees Test: FAIL 5.000% 2.000% +3.000%."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file, NY Consumer Credit Disclosure / Fair Credit Reporting Notice, NY Interest Rate Disclosure, NY Hazard Insurance  Disclosure, Tax Escrow Account Designation, Mortgage Bankers and Exempt Organizations Preapplication, Part 80 Disclosure, Alternative Mortgage Transaction Disclosures, Co-Signer Notice Requirements, Default Warning Notice, Smoke Alarm Affidavit, New York Real Property Escrow Account Disclosure, Subprime Home Loan Counseling Disclosure, Subprime Home Loan Tax and Insurance Payment Disclosure, Subprime Home Loan Disclosure, Commitment Disclosure, Lock-in Disclosure and Expiration of Lock-in or Commitment Period."
* Property Damage (Lvl 2)     "As per the comments, there are damages to the property. The estimated cost of repairs is not mentioned. The insurance claim was filed with xx. As per the comment dated 8XX/XX14, the check was received in the amount of xxx12 and in the amount xx for water damage. Later a few more draws were received. As per the latest comments, no damages and repairs have been found."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosures is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6461667	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,260.82	8/XX/XX21	Unavailable	No	Bankruptcy Filing	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.580%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.361%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$190,367.09	Not Applicable	5.750%	xx	XX/XX/XX14	Financial Hardship	The payment history datedXX/XX/XX18 shows that the borrower is delinquent for 24 Months and next payment due date is 9XX/XX16. The last funds were received onXX/XX/XX18 in the amount of xx and were placed into suspense. The last payment applied was onXX/XX/XX18 in the amount of xx which was applied to the due date of 8XX/XX16. The current UPB is in the amount of xx.	Collections Comments:The payment history datedXX/XX/XX18 shows that the borrower is delinquent for 24 Months and next payment due date is 9XX/XX16. The last funds were received onXX/XX/XX18 in the amount of xx and were placed into suspense. The last payment applied was onXX/XX/XX18 in the amount of xx which was applied to the due date of 8XX/XX16. The current UPB is in the amount of xx.

The loan has been modified at least twice since origination with the latest modification agreement made between with a new principal balance of xx to a fixed rate of 5.75% and a P&I payment in the amount of xx beginning 4XX/XX14 until the maturity date of 6XX/XX49.
The prior loan modification was datedXX/XX/XX09.

 In the recent 24 collection comments as per the comments onXX/XX/XX18 state that the borrower’s loan is on hold for loss mitigation. The hold was supposed to end on XX/XX/XX18 but the hold end changed toXX/XX/XX19 due to active mediation review.  The borrower was declined for a loan modification as per the latest collection comments on 9XX/XX18; Modification Requirements in That File Cannot Have More than One Modification in a 5 Year Period.    This is The Same Reason the 2016 Modification Review Was Denied.  The Previous Modification Was Completed In April Of 2014.

There were no documents of the bankruptcy filing available on Pacer however the collection comments suggest that the title holder . The POC was filed on 9XX/XX17. The loan was previously in foreclosure that was placed on hold when the borrower filed bankruptcy onXX/XX/XX17. Since then the loan was in a bankruptcy hold from XX/XX/XX17 toXX/XX/XX18. The order confirming plan was filed onXX/XX/XX17.  Per the servicing comments, another hold review was done and the hold end changed fromXX/XX/XX18 to XX/XX/XX18.
Foreclosure Comments:As per the latest 24 month collection comments the foreclosure was initiated on the subject property but the latest collection comments show that the foreclosure has been on hold. The first legal complaint was filed against the borrower onXX/XX/XX16.  The loan was previously in the foreclosure. But the borrower filed bankruptcy onXX/XX/XX17. Since then the loan was in bankruptcy hold from XX/XX/XX17 toXX/XX/XX18. The order confirming plan was filed onXX/XX/XX17. Again the hold review was done and the hold end changed fromXX/XX/XX18 to XX/XX/XX18In the recent 24 collection comments as per the comments onXX/XX/XX18 state that the borrower’s loan is on hold for loss mitigation hold. The hold was supposed to end on XX/XX/XX18 but the hold end changed toXX/XX/XX19 due to active mediation review. The foreclosure action supposed to occur on this property has been removed due to this. The borrower has not been given modification plan as per the latest collection comments on 9XX/XX18 state that Modification Requirements in That File Cannot Have More than One Modification in a 5 Year Period.    This is The Same Reason the 2016 Modification     Review Was Denied.  The Previous Modification Was Completed In April Of 2014. As the borrower doesn’t have the capacity to pay for the modification, the mod was denied. Hence the loan was transferred to collections. Now the loan is review for foreclosure by the foreclosure team
Bankruptcy Comments:There is no document of the bankruptcy filing available on the pacer however the collection comments suggest that the borrower XXXX filed bankruptcy . The loan was previously in the foreclosure. But the borrower filed bankruptcy onXX/XX/XX17. Since then the loan was in bankruptcy hold from XX/XX/XX17 toXX/XX/XX18. The order confirming plan was filed onXX/XX/XX17. Again the hold review was done and the hold end changed fromXX/XX/XX18 to XX/XX/XX18. POC was filed on 9XX/XX17 in the amount of xx with amount of arrearage xx. The case was dismissed on 1XXX/XX18.	The loan has been modified at least twice since origination with the latest modification agreement made between with a new principal balance of xx to a fixed rate of 5.75% and a P&I payment in the amount of xx beginning 4XX/XX14 until the maturity date of 6XX/XX49.
The prior loan modification was datedXX/XX/XX09.	Affiliated Business Disclosure	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value:XX/XX/XX18 |---| -41 (Days) |----| Comment: The last payment applied was onXX/XX/XX18 however funds were also receivedXX/XX/XX18 and were placed into suspense. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 506 Variance: -146 Variance %: -0.29% Comment: &#xxD; Loan Original Maturity Term Months as per the tape	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan has been modified at least twice since origination with the latest modification agreement made between with a new principal balance of xx to a fixed rate of 5.75% and a P&I payment in the amount of xx beginning 4XX/XX14 until the maturity date of 6XX/XX49.
As per MOD lender decided to forgive a principal amount of xx which exceeds the modified UPB by more than 2%."	* XXX State Regulations Test Failed (Lvl 2) "ThisXXX prohibited fees test. (N.J.S.A. §17:11C-23, N.J.A.C. §§3:1-16.2)
The loan does charge fee(s) not provided for in this act, which is prohibited.
State Regulations Restricted Fees Result Loan Data Comparison Data Variance Prohibited Fees Test: FAIL xx xxx +xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The loan was originated by “xx, and xx” as title holders onXX/XX/XX07 with instrument#xx/XX. As per latest Quitclaim deed made onXX/XX/XX17 and recorded onXX/XX/XX17 with instrument#xx shows property was transferred from “xx, and xx” to “xx”. Current owners is “xx"."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE risk indicator is Moderate as the loan is failing Prohibited Fees Test.
ThisXXX prohibited fees test.  (N.J.S.A. §17:11C-23, N.J.A.C. §§3:1-16.2)
The loan does charge fee(s) not provided for in this act, which is prohibited.
																																																																																								State Regulations Restricted Fees Result Loan Data Comparison Data Variance Prohibited Fees Test: FAIL xx xxx +xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33014552	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,041.62	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.690%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.301%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$230,980.98	Not Applicable	5.245%	xx	XX/XX/XX13	Financial Hardship	There is one hospital lien in the amount of xx recorded on XX/XX/xx08 in favor of xx 2018 taxes are due onXX/XX/xx19 in the amount of xx. There are no prior delinquent taxes found open.	The review of the payment history shows that the borrower is 1 month behind the payments. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX18 payment. The next due date is 8XX/XX18. The UPB as per payment history is xx. The borrower is making payments as per modification agreement dated 1XXX/XX13.	Collections Comments:The borrower is 1 month behind the payments. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX18 payment. The next due date is 8XX/XX18. The UPB as per payment history is xx. The borrower is making payments as per modification agreement dated 1XXX/XX13.
Borrower had filed bankruptcy under xx with the case#xx onXX/XX/XX17 and the plan was confirmed onXX/XX/XX18. POC was filed by xx, N.A. on XX/XX/XX, in the secured claim amount xx and an arrearage in the amount of xx.
2018 taxes are due onXX/XX/XX19 in the amount of xx. There are no prior delinquent taxes found open.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the and the plan was confirmed onXX/XX/XX18. POC was filed by xx, N.A. on XX/XX/XX, in the secured claim amount xx and an arrearage in the amount of xx.	The modification agreement was made between (borrower) and (lender) on 1XXX/XX13. The modified principal balance is xx from which xx is forgiven and the interest bearing amount (new principal balance) is xx. The new P&I is xx and interest rate is 5.245%. The payments begin on 1XXX/XX13 and new maturity date is 6XX/XX51.
The loan has been modified twice before this agreement in the year 2007 and 2011.	Affiliated Business Disclosure Loan Program Info Disclosure Notice of Servicing Transfer	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 543 Variance: -183 Variance %: -0.34% Comment: Maturity months 360 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between (borrower) and (lender) on 1XXX/XX13. The modified principal balance is xx from which xx is forgiven and the interest bearing amount (new principal balance) is xx. The forgiven amount exceeds more than 2.00% of the modification amount."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89408152	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,577.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.640%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$157,605.00	Not Applicable	5.650%	xx	XX/XX/XX12	Financial Hardship	The 2018-19 first and second installment county taxes are due for the amount of xx and xx which was due on XX/XX/xx18 andXX/XX/XX19. No, any prior delinquent taxes are found.	According to the payment history as of dated 1XXX/XX18, the borrower is delinquent 2 months and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 5.650% which was applied on 7XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per the modification agreement rate.

Collections Comments:The loan is active in the collection and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 5.650% which was applied on 7XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payment as per the modification agreement rate.
The reason for default is excessive of obligation.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on 8XX/XX12 between the borrower XXXXand the XXXX a division if xx, N.A. As per the new modified terms, the new principal balance is xx. This unpaid principal balance is xx, which has been forgiven. The borrower promises to pay xx with the rate of interest 5.650% beginning from 8XX/XX12. The new maturity date is 8XX/XX49.
The borrower filed bankruptcy xx with . The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down. The debtor was discharged onXX/XX/XX11 and terminated on 9XX/XX11.
The foreclosure has not been initiated.
The subject property is occupied by the unknown party. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower XXXX . The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down. The debtor was discharged onXX/XX/XX11 and terminated on 9XX/XX11.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on 8XX/XX12 between the borrower and the Lender . As per the new modified terms, the new principal balance is xx. This unpaid principal balance is xx, which has been forgiven. The borrower promises to pay xx with the rate of interest 5.650% beginning from 8XX/XX12. The new maturity date is 8XX/XX49.	Credit Application Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 515 Variance: -155 Variance %: -0.30% Comment: The note reflects the original maturity terms 360 months.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan has been modified once since origination. The borrower has been making the payments as per the loan modification agreement which was made on 8XX/XX12 between the borrower the Lender . As per the new modified terms, the new principal balance is xx. The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance."	* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xxid not see any comments indicating cram-down. The debtor was discharged onXX/XX/XX11 and terminated on 9XX/XX11."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The operative index value unable to determine from the available loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75996737	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,742.24	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.585%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$178,167.45	Not Applicable	3.600%	xx	XX/XX/XX09	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx. No active judgment or liens are found pending.
According to updated title report, county taxes for the year of 2017-2018, 1st & 2nd installment was paid in the total amount of xx. Also, county taxes for the year of 2018-2019, 1st installment is due on XX/XX/xx18 in the amount of xx and 2nd installment is due onXX/XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent 1 month. The last payment was received onXX/XX/XX18 in the amount xxwhich was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:According to servicing comment, loan is in collection. As per the review of payment history, the borrower is delinquent 1 month. The last payment was received onXX/XX/XX18 in the amount xxwhich was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
Review of PACER, bankruptcy is not initiated on the loan.
According to servicing comment foreclosure is  not initiated on the loan.
The reason for default is excessive obligation.
The subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on 7XX/XX09 between the xx The amortization type is step and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 3.600 % and Monthly P&I is xx. The modification payment start date is 9XX/XX09 and new maturity date is 8XX/XX49.	Affiliated Business Disclosure Loan Program Info Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 509   Variance: -149   Variance %: -0.29%   Comment: Tape data includes the modification maturity date. Data entered is from the note.   Tape Source: Initial   Tape Type:
xx	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on 7XX/XX09 between the xx. The new unpaid Principal balance is xx and lender was agree to forgiven the principal balance in the amount of xx which is exceeding 2% of modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "According to note, loan was originated xx, final HUD-1 shows  settlement date as xx. However, ROR shows transaction date as xx which is different from the note and final HUD-1 settlement date."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to note loan was originated on xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Not Applicable	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13458272	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,249.99	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.050%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.511%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$287,568.84	Not Applicable	3.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx.
There is no assignment found.
There are 3 active  liens and judgments found on updated title report but subject property address doesn’t match with the lien under the properties.
1: There is Civil Judgment against the Borrower in the amount of xx recorded on XX/XX/XX10 xx.
2: There is Civil Judgment against the Borrower in the amount of xx recorded on XX/XX/xx10 xx.
3: There is Civil Judgment against the Borrower in the amount of xx recorded on XX/XX/xx10 xx.
4: There is Civil Judgment against the Borrower in the amount of xxx recorded on XX/XX/xx12 xx.
5: There is Civil Judgment against the Borrower in the amount of xxx recorded on XX/XX/xx12 xx.
6: There is Civil Judgment against the Borrower in the amount of xxx recorded on XX/XX/xx13 xx.
2018-2019 year county taxes 2nd installment due on XX/XX/xx18 in the amount of xx and 2018-19 year county taxes 1st installment paid on XX/XX/XX18 in the amount of xx.

Review of updated payment history, the subject loan is currently delinquent for +60 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Modification Agreement terms.	Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +60 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Modification Agreement terms.
Foreclosure has not been started by the lender yet.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property. Therefore, no repairs are required.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on xx. The new modified as per step amortization is as follows,
1: P&I paid in the amount of xx with interest rate is 3.000% for 36 months.
2: P&I paid in the amount of xx with interest rate is 3.500% for 12 months.
3: P&I paid in the amount of xx with interest rate is 4.000% for 12 months.
4: P&I paid in the amount of xx with interest rate is 4.500% for 12 months.
5: P&I paid in the amount of xx with interest rate is 5.000% for 12 months.
6: P&I paid in the amount of xx with interest rate is 5.500% for 12 months.
7: P&I paid in the amount of xx with interest rate is 6.500% for 288 months.
 The new principal balance is xx. No any deferred amount shows in agreement. The forgive principle amount of xx.
The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship.

Affiliated Business Disclosure	xx Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per mod loan amortization type is step however tape data shows Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 517   Variance: -157   Variance %: -0.30%   Comment: Original note term 360 mo, then modified and term extended.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXt   Tape Value: XXXX   Variance:    Variance %:    Comment: Address same, capital letters used.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: xx   Tape Value: XXX/XX50   Variance: -14 (Days)   Variance %:    Comment: Maturity date per modification in file xx   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: Detached per Apprsl. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on XX/XX/XX10 between xx. The amortization type is step and new unpaid Principal balance is xx and lender agree to forgiven principal in the amount of xx which is exceeding 2% of modification amount."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "State Regulation Fail."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
Prepayment Term Test: Actual 36Months required 0Months variance 36Months
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the
																																																																																								property is located."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78212223	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,970.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.497%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.752%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$345,413.90	$115,413.90	2.738%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment has been completed. First and second installments of 2018-2019 county taxes are due in the combined amount of xx. No prior year delinquent taxes found.
No active liens or judgments found.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for more than 1 month. The last payment was received on 9XX/XX18 in the amount of xx and that was applied for 07XX/XX18. As per payment history, the current UPB is xx. The borrower is making payments as per the Recast Agreement (Doc xx) in which interest rate remains same 4.125% and P&I changes from xx to xx from the modification agreement made.	Collections Comments:The loan is due for more than 1 month. The last payment was received on 9XX/XX18 in the amount of xx and that was applied for 07XX/XX18. As per payment history, the current UPB is xx.
No bankruptcy activity and foreclosure was found.
The updated title report states that there are no active liens or judgments, and the taxes for the year 2018-2019 first and second half are due.
The occupancy is occupied by owner and no damages were found. The borrower intent to keep the property as per the comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement made between the borrower xx. The UPB is xx, the deferred amount is xx, in addition, xx of the deferred amount is eligible for forgiveness and the interest bearing amount is xx. The modification is a step modification.	Affiliated Business Disclosure Missing Dicsloures Loan Program Info Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 361 Variance: -1 Variance %: -0.00% Comment: Loan Maturity is 360 months, tape data is including the modification maturity date. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement made between the borrower xx. The UPB is xx, the deferred amount is xx, in addition, xx of the deferred amount is eligible for forgiveness and the interest bearing amount is xx. The modification is a step modification. The forgiven amount exceeds 2% of the modification amount."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 3) "ROR Transaction date updated as xx per the ROR which is not consistent with note date xx."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 present in the loan file is not signed by the borrower."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90159859	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$665.80	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.860%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$219,536.52	Not Applicable	4.855%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated xx.
The chain of the assignment has not been completed. No assignment has been found. The latest assignment is with our lender xx. However, the missing assignment is to xx.
There is one junior mortgage in the amount of xx with Beneficial xx.
No judgment and liens were open against the borrower.
The 2018-2019 County 1st and 2nd installment taxes are due on XX/XX/xx18 and XX/XX/XX19 respectively each in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX13.
Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX18, the reason for default of the borrower was a curtailment of income.
The loan has been modified once since origination. As per the modification agreement which was made on XX/XX/XX13, the borrower promises to make a monthly payment of xx with the rate of interest 4.855%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX36.  The new principle balance stated in the Modification is in the amount of xx. The lender forgives the amount of xx from the modified principal balance.  Hence, the interest-bearing amount is xx
No information pertaining to bankruptcy has been found.
According to the 12 months of servicing comments, the foreclosure activity has not initiated.
As the per BPO report dated xx, the subject property has been occupied by the owner and is in average condition. As per the servicing comment dated XX/XX/XX14, there was water damaged on the subject property. The date of loss was on XX/XX/XX14. The borrower filed a claim to the insurance company. As per the comment dated XX/XX/XX15, they issued check xx in the amount of xx which was received on XX/XX/XX15. Also, as per the comment dated XX/XX/XX14 the loss draft was found with the check xx in the amount of xx which was received on XX/XX/XX14; however, unable to determine the nature of the damage. No, further details related to damage or repair have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on XX/XX/XX13, between the borrower xx and the lender “xx. The borrower promises to make a monthly payment of xx with the rate of interest 4.855%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX36. The new principle balance stated in the Modification is in the amount of xx. The lender forgives the amount of xx from the modified principal balance . Hence, the interest-bearing amount is xx This modification does not contain any balloon provision.	Missing Required State Disclosures Credit Application Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 361 Variance: -1 Variance %: -0.00% Comment: As per the note, loan maturity term is 360; however, tape data reflects with 361. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement which was made on XXX/XX13, between the borrowers xx and the lender xx. The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of the modified principal balance."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Hazard Insurance Disclosure.
5. Insurer RecommendationDisclosure.
6. Anti-Tying Disclosure.
7. Privacy Notice.
8. Notice of Right to Copy of Appraisal.
9. Application for Credit-Married Persons.
10. Fair Debt Collection Notice.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Property Damage (Lvl 2)     "As per the servicing comment dated XX/XX/XX14, there was water damaged on the subject property. The date of loss was on XX/XX/XX14. The borrower filed a claim to the insurance company. As per the comment dated XX/XX/XX15, they issued check xx in the amount of xx which was received on XX/XX/XX15. Also, as per the comment dated XX/XX/XX14 the loss draft was found with the check xx in the amount of xx which was received on XX/XX/XX14; however, unable to determine the nature of the damage. No, further details related to damage or repair have been found."
* Application Missing (Lvl 2)     "The final applicatiXX/XX03 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the available loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. No assignment has been found. The latest assignment is with our lender xx. However, the missing assignment is to xx, N.A."
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "As per the ROR document, the ROR transaction date is XX/XX/XX06 which is different from the note XX/XX/XX06."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57095204	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,762.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.410%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$265,000.00	Not Applicable	2.500%	xx	XX/XX/XX15	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of the assignment has not been provided. Currently the assignment is with the lender xx.
No active judgment or liens found.
2017-2018 first and second installment taxes have been paid in the amount of xx.
2018-2019 first and second installment taxes are due in the total amount of xx.
No prior year’s delinquent taxes have been found.

The Payment History as ofXX/XX/XX18 reveals that the borrower is current with the loan. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 2.50%. The current unpaid principal balance is in the amount of xx. The borrower has been making payments as per loan modification agreement which was effective from XXX/XX15.	Collections Comments:The loan is in active collection. The Payment History as ofXX/XX/XX18 reveals that the borrower is current with the loan. The last payment was received on 8XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 2.50%. The current unpaid principal balance is in the amount of xx. The borrower has been making payments as per loan modification agreement which was effective from XXX/XX15. This Step modification agreement was made between lender xx. with the borrower xx. As per the modified term the new principal balances xx. The lender has forgiven xx. The borrower promises to pay the monthly P&I of xx at the step rate of interest starting from 2.50%, beginning from XXX/XX15. The new maturity date is 5XX/XX49.
The modification has divided into total 3 steps.
As per servicing comment datedXX/XX/XX16 the reason for default is Excessive obligation.
As per seller tape data, the foreclosure was initiated in xx the file was referred to an attorney and the complaint was filed on xx. As per collection comment unable to determine the current status. As we have collection comment till xx.
There are no comments available in the file that confirms the foreclosure proceedings on the subject loan;
No information pertaining to bankruptcy has been found.
No damage to the subject property had been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was made between lender xx with the borrower xx. As per the modified term the new principal balances xx. The lender has forgiven xx. The borrower promises to pay the monthly P&I of xx at the step rate of interest starting from 2.50%, beginning from XXX/XX15. The new maturity date is 5XX/XX49.
The modification has divided into total 3 steps.
Initial Escrow Acct Disclosure Credit Application Affiliated Business Disclosure ARM Rider	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 515 Variance: -155 Variance %: -0.30% Comment: Loan original maturity term months is 360. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This Step modification agreement was made between lender xx with the borrower xx. As per the modified term the new principal balances xx. The lender has forgiven xx, which exceeds 2% of principal balance."	* Settlement date is different from note date (Lvl 2) "Settlement date is xx and note date is xx. Settlement date is different from note date."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     ""Final loan application / 1003 is missing from the loan file.""
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from  the loan file."
																																																																																								* Mortgage - Missing required ARM Rider (Lvl 2) "The required ARM rider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90228425	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,630.35	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	12.948%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$257,943.47	$59,081.38	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of the assignment has not been found.
There is a civil judgment in the xx in the amount of xx which was recorded on 1XXX/XX10.
2018 combined annual installment tax is due in the amount of xx onXX/XX/xx19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is an illness of the borrower.
The borrower has been making the payments as per the recast agreement located at  xx.
The Step modification agreement was signed between the borrower xx dated on 1XXX/XX10.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.25%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX10. The maturity is dated on 1XXX/XX50. The interest-bearing amount is xx and deferred balance in the amount of xx. The principal is forgiven in the amount of xx. There is no provision for the balloon payment.
The borrower xx had filed bankruptcy under xx with the case # xx on xx and the debtor was standardly discharged on xx. The case was terminated on xx and the date of the last filing is xx.
The servicing comment datedXX/XX/XX18, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower XXXX and XXXX had filed bankruptcy under xx with the xx on XX/XX/XX12 and the debtor was standardly discharged on 4XX/XX13. The case was terminated on 4XX/XX13 and the date of the last filing is 4XX/XX13.	This Step modification agreement was signed between the borrower xx dated on 1XXX/XX10.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.25%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX10. The maturity is dated on 1XXX/XX50. The interest-bearing amount is xx and deferred balance in the amount of xx. The principal is forgiven in the amount of xx. There is no provision for the balloon payment.

Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification, loan amortization type step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 524   Variance: -164   Variance %: -0.31%   Comment: As per note, maturity term is 360.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX50   Tape Value: XXX/XX51   Variance: 92 (Days)   Variance %:    Comment: As per modification, stated maturity date is 1XXX/XX50.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 388 Tape Value: 391 Variance: -3 Variance %: -0.01% Comment: As per modification, stated remaining term is 388. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement which was made on 1XXX/XX10, between (Borrower) xx. The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of the modified principal balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD is not signed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated business disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Anti-Coercion Notice
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xxas unsecured portion out of claim amount xx Did not see comments indicating a cram down."
* Settlement date is different from note date (Lvl 2)     "As per HUD, settlement date is xx which is not aligned with the note date."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31952656	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,543.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.866%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$206,241.78	$45,200.00	4.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated on XX/XX/xx18 shows that the subject mortgage was originated on xx.
 Chain of assignment has been completed. Currently, the mortgage of assignment is with xx.
There is open mortgage with the lender xx recorded on XX/XX/xx15 in the of xx.
No active judgments or liens found.
County taxes of 2018-2019 1st & 2nd are due in the amount of xx.

As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is 7XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is in collection. Provided payment history dated from 9XX/XX15 reveal that the loan is in delinquency for 2 months. The reason for default is Illness of Borrower/ Family. The loan was modified once since origination. The loan was last made effective on 1XXX/XX11.

As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is 7XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.

No foreclosure activity have been found.

No Bankruptcy filed by borrower.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx and lender xx onXX/XX/XX12. The new modified rate is 3.525% and borrower promises to pay P&I in the amount of xx beginning 1XXX/XX11. The new principal balance is xx. The maturity date is 7XX/XX49. Rate will be changed in 2 steps.
Affiliated Business Disclosure Missing Required State Disclosures Credit Application	xx Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: Miles   Tape Value: xx   Variance:    Variance %:    Comment: Borrower last name is xx, tape data shows xx   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Lender name xx, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 505   Variance: -145   Variance %: -0.29%   Comment: Loan original maturity term in months are 360, tape data shows 505.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: Property address street address is xx, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: S&C filing date is not applicable, tape data shows xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification Agreement consists of principle forgiven. As per MOD dated 1XXX/XX11, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of 1XXX/XX11 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount."	* Not all borrowers signed HUD (Lvl 3) "HUD is not sign by borrower."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State and the xx state requires total 12 disclosures, all are missing from the loan file.
1) Impound Account Disclosure
2) Cosigner Notice
3) Private Mortgage Insurance Disclosure
4) Hazard Insurance Disclosure
5) Insurer Recommendation Disclosure
6) CA Fair Lending Notice
7) Anti-Tying Disclosure
8) Privacy Notice
9) Notice of Right to Copy of Appraisal
10) Application for Credit-Married Persons
11) Fair Debt Collection Notice
12) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file ; however the values consider from the initial application."
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is different from note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22041576	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$2,874.19	8/XX/XX21	xx	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.420%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	Not Applicable	25.288%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$295,791.59	$59,924.97	2.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx.
Current assigners is xx
No active judgments or liens found
2018-2019 1st half taxes due amount xx due date XX/XX/xx18.
2018-2019 2nd half taxes due amount xx due date XX/XX/XX19.
No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 0 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 8XX/XX18. The current P&I is xx and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX12.	Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 0 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 8XX/XX18. The current P&I is xx and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX12.
Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing referral xx by attorney. As per the comment dated XX/XX/XX16, the foreclosure sale was scheduled on xx. However, as per the comment, the foreclosure sale was on hold due to loss mitigation. No further details are available.
As per the review of the PACER report, the borrower had filed bankruptcy under chapter#7 with case#xx on xx. The case was discharged on xx and terminated on xx.
Collection comment datedXX/XX/XX18 shows original borrower xx is deceased on Xx, however death cert is not available in loan file.

Subject property has been occupied by the owner with the average condition. No damage and repairs have been found.
Foreclosure Comments:Available servicing comment and documents in file reveal that foreclosure was initialed in loan by filing referral Xx by attorney. As per the comment dated XX/XX/XX16, the foreclosure sale was scheduled on xx. However, as per the comment, the foreclosure sale was on hold due to loss mitigation. No further details are available.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under chapter#7 with case#xx on xx. The case was discharged on xx and terminated on xx.	According to the modification, the loan was modified on XXX/XX12 between the xx, and Servicer xx. As per the modified terms, new principal balance is xx. There are 3 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.0000% beginning from XXX/XX12 2nd step is xx monthly with a modified interest rate 3.0000% beginning from XXX/XX17, 3rd step is xx monthly with a modified interest rate 3.875% beginning from XXX/XX18 , with a maturity date XXX/XX52. The interest-bearing amount is xx; the deferred balance is xx. If borrower not in default on new payments such that the equivalent of three full monthly payments are due and unpaid on the last day of any month, on each of the first second and third anniversaries of XXX/XX12 the lender shall forgive the deferred principal balance to one-third amount (xx) of the deferred principal reduction amount.	Affiliated Business Disclosure Missing Dicsloures Initial Escrow Acct Disclosure Flood Certificate	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 553 Variance: -193 Variance %: -0.35% Comment: Original Note was Arm. 360 term. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification, the loan was modified on XXX/XX12 between the xx, and Servicer xx. As per the modification, If borrower not in default on new payments such that the equivalent of three full monthly payments are due and unpaid on the last day of any month, on each of the first second and third anniversaries of XXX/XX12 the lender shall forgive the deferred principal balance to one-third amount (xx) of the deferred principal reduction amount which exceeds the modified UPB by more than 2%."	* Deceased Borrower(s) (Lvl 3) "Collection comment datedXX/XX/XX18 shows original borrower xx is deceased on xx, however death cert is not available in loan file."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower, However unsigned copy of Final Hud-1 is available in loan file."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "Borrower xx, deceased xx per collection comments.. However property is xx, wife of borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR dated after note date."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx & property value is xx. No document or servicing comments were found that indicates property had a cram down."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "In settlement statement document Settlement date provided xx, However note document note date is xx."
																																																																																								* Missing flood cert (Lvl 2) "Flood Cert. is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Out of Scope Date:Out of Scope Type:Out of Scope	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43367468	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,764.56	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.450%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	34.559%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated 1XXX/XX18, the subject mortgage was originated on xx.
The chain of the assignment has not been provided. Currently the assignment is with the lender xx.
There are no active liens or judgment found.
2017-2018 county first and second taxes have been paid in the amount of xx
2018-2019 county first and second installment taxes is due in the amount of xx.
No prior year’s delinquent taxes have been found.

The Payment History as of 9XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 1 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 7.45%. The current unpaid principal balance is in the amount of xx. The borrower has been making payments as per note terms.	Collections Comments:The loan is in active collection. The Payment History as of 9XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 1 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 7.45%. The current unpaid principal balance is in the amount of xx. The borrower has been making payments as per note terms.
The loan has not been modified since origination.
The reason for default is illness of the borrower.
There are no comments available in the file that confirms the foreclosure proceedings on the subject loan;
No information pertaining to bankruptcy has been found.
No damage to the subject property had been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Original Stated Rate Loan Value: 7.450% Tape Value: 0.000% Variance: Variance %: 7.45% Comment: As per Note document the original stated rate is given as 7.45000%. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The property is located in state of California. The following required State Disclosure is missing in the loan file. 1.Impound Account Disclosure 2.Cosigner Notice 3.Private Mortgage Insurance Disclosure 4.Earthquake Disclosure for Condominiums 5.Hazard Insurance Disclosure 6.Insurer Recommendation Disclosure 7.CA Fair Lending Notice 8.Anti-Tying Disclosure 9.Privacy Notice 10.Notice of Right to Copy of Appraisal 11.Application for Credit-Married Persons 12.Fair Debt Collection Notice 13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The loan was originated on xx and the ROR transaction date is xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The loan was originated on xx and settled on xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24994250	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,279.50	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.860%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$144,798.29	Not Applicable	5.700%	xx	XX/XX/XX17	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx with xx.
The chain of assignment is complete as the subject mortgage is currently with xx.
No active judgment or liens are found pending.
According to updated title report, county taxes for the year of 2018-2019, 1st installment is due on XX/XX/xx18 in the amount of xx and 2nd installment is due onXX/XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment, foreclosure is not initiated on the file.
Review of PACER, bankruptcy is not initiated on the loan file.No information has been found regarding any damage or repair.
Reason for default unable to confirmed from the servicing comment.
According to servicing comment datedXX/XX/XX18, subject property occupied by unknown.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done onXX/XX/XX17between the xx (Borrower) & xx (Lender). The amortization type is step and new unpaid Principal balance is xx and modification original rate is 5.700 % and Monthly P&I is xx. The modification payment start date is 6XX/XX17 and new maturity date is 5XX/XX36.
Affiliated Business Disclosure Notice of Servicing Transfer Loan Program Info Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: Original term per note 360 mos   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Address same, capital letters. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to note, loan was originated on xx. However, final HUD-1 shows settlement date as xx which is different from the note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19338510	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,994.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.340%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.531%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$339,616.00	$79,562.63	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment is completed as currently, the mortgage is with xx.
Active judgments and liens found pending are as follows:

1. There is  Civil Judgment (Abstract of Judgment- Civil and Small Claims) against xx   which is in the amount of xx and xx recorded on  xx and XX/XX/XX12 respectively filed by xx.
2. There is  2nd Civil Judgment (Abstract of Judgment- Civil and Small Claims) against xx   which is in the amount of xx and xx recorded on  xx respectively; filed by xx.
3. There is  3rd Civil Judgment (Abstract of Judgment- Civil and Small Claims) against XXXXo    which is in the amount of xx, recorded on  XX/XX/XX10 and filed by XXXX
4. There is  4th Civil Judgment (Abstract of Judgment- Civil and Small Claims) against XXXX   which is in the amount of xx, recorded on  XX/XX/xx10 and filed by XXXX
5. There is 5th  Civil Judgment (Abstract of Judgment- Civil and Small Claims) against XXXX    which is in the amount of xx recorded on  XX/XX/xx11 and filed by XXXX
6. There is 6th  Civil Judgment (Abstract of Judgment- Civil and Small Claims) against XXXX   which is in the amount of xx recorded on XX/XX/XX12and filed by XXXX.
7. There is 7th  Civil Judgment (Abstract of Judgment- Civil and Small Claims- (HOA Foreclosure) against XXXX    which is in the amount of xx and xx  recorded on  XX/XX/XX12 and XX/XX/XX12 respectively; filed byXXXX XXXX
8. . There is 8th  Civil Judgment (Abstract of Judgment- Civil and Small Claims) against xx    which is in the amount of xx recorded on  XX/XX/XX14, filed by XXXX

Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.

There are 3 Certificate of Tax Lien ((Tax Lien (Real Estate) against XXXX; however subject property address is not matching with Lien certificate	Review of the payment history provided, from 8XX/XX15 to 9XX/XX18 reveals that borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date 7XX/XX18. The next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.000%.
Currently borrower is making payments according to Loan modification agreement was made between Borrower xx and lender xx on 1XXX/XX11. The new modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx beginning 1XXX/XX11 . The new principal balance is xx. The maturity date is 6XX/XX51.	Collections Comments:Currently loan is in collection; as per servicing comments dated fromXX/XX/XX11 toXX/XX/XX18 state that the borrower has been delinquent for 1 month currently and
 The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date 7XX/XX18. The next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.000%.  Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx and lender xx on 1XXX/XX11. The new modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx beginning 1XXX/XX11 . The new principal balance is xx. The maturity date is 6XX/XX51. Rate will be changed in 4 steps.
The loan was modified with the four steps as:

Step 1- Interest Change date is 9XX/XX11, Modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx beginning  1XXX/XX11  and payment end date XX/XX/XX16.
Step 2- Interest Change date is  XX/XX/XX16, Modified rate is 3.000 % and borrower promises to pay P&I in the amount of  xx beginning  1XXX/XX16  and payment end date XX/XX/XX17.
Step 3- Interest Change date is XX/XX/XX17, Modified rate is 4.000 % and borrower promises to pay P&I in the amount of  xx beginning  1XXX/XX17 and payment end date 1XXX/XX18.
Step 4- Interest Change date is XX/XX/XX18, Modified rate is 4.000 % and borrower promises to pay P&I in the amount of xx beginning 1XXX/XX18 and payment end date 6XX/XX51.	Missing Required State Disclosures Affiliated Business Disclosure	B	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the xx county where recent FEMA disaster is declared (California wild fires)."
* Missing Required State Disclosures (Lvl 2)     "Impound Account Disclosure, Private Mortgage Insurance Disclosure, Earthquake Disclosure forCondominiums, Insurer RecommendationDisclosure, Anti-Tying Disclosure, Notice of Right to Copy of Appraisal, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application are missing from loan files"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from loan files"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16241132	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,036.92	8/XX/XX21	Unavailable	No	FEMA Disaster	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.070%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	13.114%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$162,000.00	Not Applicable	3.375%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of the assignment is completed as currently, the mortgage is with xx.
Active judgments and liens found pending are as follows:
1. There is  judgment against xx which is in the amount of xx, recorded on XX/XX/xx11 and filed by xx.
2. There are several Civil Judgments against xx which is totalling in the amount of xx; recorded on XX/XX/XX14, XX/XX/xx15, XX/XX/xx17 and XX/XX/xx17 respectively with xx.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.
Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been delinquent for 1 month. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date 7XX/XX18. The next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.000%.
Currently borrower is making payments according to Loan modification agreement was made between Borrower xx and  lender  xx on XXX/XX13.
The lender has agree to forgiven principal in the amount of xx  which is exceeding 2% of modification.
The new modified rate is 3.375 % and borrower promises to pay P&I in the amount of xx beginning XXX/XX13 . The new principal balance is xx. The maturity date is 8XX/XX41.	Collections Comments:Review as per servicing comments dated from XXX/XX12 toXX/XX/XX18 state that the borrower has been delinquent for 1 month currently and the last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date 7XX/XX18. The next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.000%.
Currently borrower is making payments according to Loan modification agreement was made between Borrower xx and  lender  xx on XXX/XX13.
The lender has agree to forgiven principal in the amount of xx  which is exceeding 2% of modification.
The new modified rate is 3.375 % and borrower promises to pay  P&I in the amount of  xx beginning  XXX/XX13 .  The new principal balance is xx. The maturity date is  8XX/XX41..
 Borrower wants to keep the property and willing to do some workout plan like modification or forbearance to make the loan current.
Available servicing comment shows the subject property is owner occupied and is in good condition. No damages have been observed.

Foreclosure Comments:Available servicing comments from XXX/XX12 toXX/XX/XX18  show that foreclosure was initiated in the loan and also show the same that the foreclosure was put on hold due to FEMA disaster; however, no further information is available to understand the current status of foreclosure process as it was referred on xxand sale date was scheduled for xx.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx and lender xx on XXX/XX13.
The lender has agree to forgiven principal in the amount of xx  which is exceeding 2% of modification.
The new modified rate is 3.375 % and borrower promises to pay  P&I in the amount of  xx beginning  XXX/XX13 .  The new principal balance is xx. The maturity date is  8XX/XX41.
Rate will be changed in 3 steps as:

Step 1- Interest Change date is XXX/XX13, Modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx beginning  XX/XX/XX13 and payment end date XX/XX/XX18.
Step 2- Interest Change date is  XX/XX/XX18, Modified rate is 3.000 % and borrower promises to pay P&I in the amount of  xx beginning  XX/XX/XX18 and payment end date XX/XX/XX19.
Step 3- Interest Change date is XX/XX/XX19, Modified rate is 3.375 % and borrower promises to pay P&I in the amount of  xx beginning  XX/XX/XX19 and payment end date XX/XX/XX41.

Missing Required State Disclosures Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 411   Variance: -50   Variance %: -0.12%   Comment: Loan original maturity term months are 361.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street isxx.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property city is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX41   Tape Value: 1XXX/XX41   Variance: 61 (Days)   Variance %:    Comment: Stated maturity date is 8XX/XX41.   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 277 Tape Value: 279 Variance: -2 Variance %: -0.01% Comment: Stated remaining term are 277. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement made on XXX/XX13, the new modified payment balance of note is in the amount of xx. The lender has agree to forgiven principal in the amount of xx which is exceeding 2% of modification."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 3) "Affiliated business disclosure is missing from loan files."	* Missing Required State Disclosures (Lvl 2) "Anti-Coercion Notice, Title Insurance Disclosure, Insurance Sales Disclosure, Radon Gas Disclosure are missing from loan files"	* XXX Exceptions Test Incomplete (Lvl 1) "XXX exceptions test incomplete." * XXX RESPA Test Incomplete (Lvl 1) "XXX RESPA Test Incomplete."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47563207	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,249.18	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.420%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.978%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$159,613.35	Not Applicable	3.125%	xx	XX/XX/XX11	Lower Payment	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx which was recorded on xx. The chain of assignment has been completed. Currently, the mortgage is with xx which was recorded on xx.
There are 2 judgments in the favor of xx first in the amount of xx which was recorded on XX/XX/xx14 and the other in the amount of xx which was recorded on XX/XX/xx14.
The 2018 annual taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.
As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx which was recorded on 1XXX/XX05. The chain of assignment has not been completed. Currently, the mortgage is with xx which was recorded on 1XXX/XX05. Missing assignment to xx.
There are 2 judgments in the favor of xxfirst in the amount of xx which was recorded on XX/XX/xx14 and the other in the amount of xx which was recorded on XX/XX/xx14.
The 2018 annual taxes have been paid in the amount of xx. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 30+ days and the next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 7XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2011 mod terms.	Collections Comments:The loan is currently in the collection and the next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 7XX/XX18. No records for bankruptcy and foreclosure have been found. The RFD is a curtailment of income. The loan was modified once since origination and the borrower has been making his payments as per the 2011 mod terms. As per the latest collection comments, the property is owner-occupied. As per the comment dated XX/XX/XX17, there are damages to the property due to the hurricane. The insurance was filed and the claim amount is xx The check was received on XX/XX/XX17 with chk#xx in the amount xx Further, no comments have been found stating these damages have been resolved. Latest BPO also not found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This step modification agreement was signed between the borrower xx and the lender xx. on 5XX/XX11.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 3.125%, beginning from 5XX/XX11 and the maturity is dated XXX/XX36.
The lender has forgiven principal amount in the amount of xx, which is exceeding 2% of modification amount.
Affiliated Business Disclosure Credit Application Missing Required State Disclosures	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: The modification agreement, the maturity term is 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the note, the address is xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX36   Tape Value: XXX/XX36   Variance: 60 (Days)   Variance %:    Comment: The modification agreement, the stated maturity date is XXX/XX36.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 210 Tape Value: 212 Variance: -2 Variance %: -0.01% Comment: As per the note, the stated remaining term is 210. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Per modification agreement made on 5XX/XX11, the new principal balance is xx. The lender has forgiven principal amount in the amount of xx, which is exceeding 2% of modification amount."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated XX/XX/XX17, there are damages to the property due to the hurricane. The insurance was filed and the claim amount is xx The check was received on XX/XX/XX17 with chk#xx in the amount xx Further, no comments have been found stating these damages have been resolved. Latest BPO also not found. Actual damage amount is not available."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file, Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure, and Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50369000	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,363.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.860%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.545%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$269,010.76	$100,509.80	2.000%	xx	XX/XX/XX11	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx,Which was recorded on xx. Chain of assignment of assignment has been completed. Currently, the mortgage is with xx.There is a junior mortgage in the total amount of xx in the favor of xx. Which was recorded on XX/XX/XX16.The subject mortgage is at Second lien position as updated title report dated XX/XX/xx18 shows one Muni/City/Code Lien open against the subject property in the amount of xx held by xx recorded XX/XX/xx09. The subject property is located in CA State and there can be possibility of foreclosure due to this unpaid non mortgage lien.
There are four junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1. State Tax liens in the amount of xx in the favor of xx recorded on XX/XX/XX08.
2. State Tax liens in the amount of xx in the favor of xx recorded on XX/XX/xx09.
3. State Tax liens in the amount of xx in the favor of xx recorded on XX/XX/XX10.
4. State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX11.
There are three junior IRS liens in the total amount of xx in the favor of xx in the below such as:
1. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX09.
2. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX13.
3. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/xx15.
There is a junior Child Support Lien in the total amount of xxx in the favor of xx, Which was recorded on XX/XX/xx16.There is a junior Civil Judgment in the total amount of xx in the favor of xx, Which was recorded on XX/XX/XX17.
There are two county property taxes have been due in the below such as:
1. 2018-2019 1st county annual taxes have been due in the amount of xx and recorded on XX/XX/xx18.
2. 2018-2019 2nd county annual taxes have been due in the amount of xx and recorded on 2018-2019 county annual taxes have been due in the amount of xx and recorded on XX/XX/xx18.
As per the review of the payment history, the borrower has been delinquent for 1 months and next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx and interest rate 4.875%, which was applied for 7XX/XX18. The UPB as per tape is xx. The borrower has been making his payments as per the 2011 mod terms.	Collections Comments:This modification agreement was made between xx and xx, datedXX/XX/XX11. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 2.000 % beginning from 5XX/XX11 with a maturity date 4XX/XX51. The interest-bearing amount is xx. There is principal forgiven amount xx and deferred balance amount xx. Mod rate of 4 steps.

As per the review of the payment history, the borrower has been delinquent for 1 months and next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx and interest rate 4.875%, which was applied for 7XX/XX18. The UPB as per tape is xx.  The borrower has been making his payments as per the 2011 mod terms.

According to review of the servicing comment, the borrower and servicer discussed for the loss mitigation modification program on datedXX/XX/XX18. No further details regarding the foreclosure sale date and bankruptcy were found and reason for default excessive obligations.

As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx,Which was recorded on xx. Chain of assignment of assignment has been incomplete. Currently, the mortgage is with xx.There is a junior mortgage in the total amount of xx in the favor of xx. Which was recorded on xx.The subject mortgage is at Second lien position as updated title report dated XX/XX/XX18 shows one Muni/City/Code Lien open against the subject property in the amount of xx held by xx recorded XX/XX/XX09. The subject property is located in CA State and there can be possibility of foreclosure due to this unpaid non mortgage lien.
There are four junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1. State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX08.
2. State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX09.
3. State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX10.
4. State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX11.
There are three junior IRS liens in the total amount of xx in the favor of xx in the below such as:
1. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX09.
2. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX13.
3. IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX15.
There is a junior Child Support Lien in the total amount of xxx in the favor of xx, Which was recorded on XX/XX/XX16.There is a junior Civil Judgment in the total amount of xx in the favor of xx, Which was recorded on XX/XX/XX17.
There are two county property taxes have been due in the below such as:
1. 2018-2019 1st county annual taxes have been due in the amount of xx and recorded on XX/XX/XX18.
2. 2018-2019 2nd county annual taxes have been due in the amount of xx and recorded on 2018-2019 county annual taxes have been due in the amount of xx and recorded on XX/XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between xx and xx, datedXX/XX/XX11. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 2.000 % beginning from 5XX/XX11 with a maturity date 4XX/XX51. The interest-bearing amount is xx. There is principal forgiven amount xx and deferred balance amount xx. Mod rate of 4 steps.	Missing Required State Disclosures Affiliated Business Disclosure Document Showing a Index Numerical Value	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 538 |---| -178 |----| -0.33% Comment: The original maturity date matches the audit value. Tape reflects the total maturity based on the original note and modification agreement. Tape Source: Initial Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Audit value does not include all capital letters Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made onXX/XX/XX11 between borrower xx and xx ,. According to modification, the lender agrees to forgive principal in the amount of xx which exceeds 2.00% of the modified principal balance."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is at Second lien position as the updated title report dated XX/XX/XX18 shows there is a Muni/City/Code Lien active against the subject property in the amount of xx held by xx which was recorded on XX/XX/XX09. The subject property is located in CA State. There is a possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying the lien with late fees and accrued interest (if any)."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX18, there is a Muni/City/Code Lien active against the subject property in the amount of xx held by xx which was recorded on XX/XX/XX09. The subject property is located in CA State. There is a possibility of foreclosure due to this unpaid non mortgage lien.
This can be cured by paying the lien with late fees and accrued interest (if any)."	* Comment history is incomplete (Lvl 3) "Comment history is available fromXX/XX/XX11 toXX/XX/XX18. However, we require the latest 24 months comment history. Comment history missing from 9XX/XX17 toXX/XX/XX17 and XX/XX/XX17 to XX/XX/XX17."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 not signed by all borrowers from the loan file."	* Missing Required State Disclosures (Lvl 2) "Required State disclosure in missing from the below list.
1.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application
2.Fair Debt Collection Notice
3.Notice of Right to Copy of Appraisal
4.Notice of Right to Copy of Appraisal
5.Privacy Notice
6.Anti-Tying Disclosure
7.Insurer RecommendationDisclosure
8.Hazard Insurance Disclosure
9.Private Mortgage Insurance Disclosure
10.Cosigner Notice
11.Impound Account Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per updated title report on dated XX/XX/XX18,however the there are three junior IRS liens in the total amount of xx in the favor of xx in the below such as:
1.IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX09.
2.IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX13.
3.IRS liens in the amount of xx in the favor of xx, recorded on XX/XX/XX15."
* State Tax Judgment (Lvl 2)     "As per updated title report on dated XX/XX/XX18 , however the there are four junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1.State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX08.
2.State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX09.
3.State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX10.
4.State Tax liens in the amount of xx in the favor of xx, recorded on XX/XX/XX11."
* Settlement date is different from note date (Lvl 2)     "settlement date is different from the loan file."
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date not consistent with Note and HUD from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44255653	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,383.31	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.730%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$177,345.38	Not Applicable	3.125%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has not been found.
There are 5 HOA liens in the favor of xx in the total amount of xx which was recorded on different dates.
2018-2019 county tax 1st installment has been paid in the amount of xx on 1XXX/XX18.
2018-2019 county tax 2nd installment is due in the amount of  xx onXX/XX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is the death in the borrowers family.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) xx and (Lender) xx, on 7XX/XX15.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.125% and new P&I is in the amount of xx beginning from 7XX/XX15 till the maturity date 6XX/XX55. There is no provision for the balloon payment.
The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX14. As per the comment datedXX/XX/XX15, the foreclosure was put on hold due to the loss mitigation.
As per the collection comments, the bankruptcy has not been filed.
As per the comment datedXX/XX/XX18, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. As per the comment datedXX/XX/XX15, the foreclosure was put on hold due to the loss mitigation.
Bankruptcy Comments:Not Applicable	This loan modification agreement was made between (borrower) xx and (Lender) xx, on 7XX/XX15.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.125% and new P&I is in the amount of xx beginning from 7XX/XX15 till the maturity date 6XX/XX55. There is no provision for the balloon payment.	Initial Escrow Acct Disclosure Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 578   Variance: -218   Variance %: -0.38%   Comment: As per note, maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note, property address is xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Hazard Insurance Disclosure
5. Insurer RecommendationDisclosure
6. Anti-Tying Disclosure
7. Privacy Notice
8. Notice of Right to Copy of Appraisal
9. Application for Credit-Married Persons
10. Fair Debt Collection Notice
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR transaction date is xx which is not consistent with the note and HUD."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per HUD, settlement date is xx which is not aligned with the note date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20563469	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,553.04	8/XX/XX21	Unavailable	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Unavailable	Unavailable	Unavailable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$182,668.07	Not Applicable	3.650%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has not been found.
There is a civil judgment in the favor of xx. in the amount of xx which was recorded on xx.
There is a child support lien in the favor of xx the amount is unavailable which was recorded on XX/XX/xx14.
There is a civil judgment in the favor of xx in the amount of xx which was recorded onXX/XX/XX07.
There is a state tax lien in the favor of xx in the amount of xx which was recorded onXX/XX/XX07.
There is an IRS lien in the favor of xxin the amount of xx which was recorded onXX/XX/XX07.
2018-2019 county tax 1st installment is due in the amount of xx on XX/XX/xx18.
2018-2019 county tax 2nd installment is due in the amount of xx onXX/XX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is a curtailment of income.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx and the xx dated on 5XX/XX11.
The Unpaid principal Balance is xx with interest rate 3.650% which steps up in 3 steps ending at 4.875%. The borrower promises to pay the monthly  P&I of xx beginning from 5XX/XX11. The maturity is dated on 8XX/XX49.
The foreclosure was initiated and the file was referred to an attorney on xx. As per comment datedXX/XX/XX13, the foreclosure has been stopped due to reinstated. However, no further information has been found.
As per the collection comments, the bankruptcy has not been filed.
As per the comment datedXX/XX/XX18, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. As per comment datedXX/XX/XX13, the foreclosure has been stopped due to reinstated. However, no further information has been found.
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower xx and the xx dated on 5XX/XX11.
The Unpaid principal Balance is xx with interest rate 3.650% which steps up in 3 steps ending at 4.875%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX11. The maturity is dated on 8XX/XX49	Affiliated Business Disclosure Missing Required State Disclosures Credit Application	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification, loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 507   Variance: -147   Variance %: -0.29%   Comment: As per note, maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: xx MIN Number Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per security instrument, MIN number is not applicable. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of the service providers is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Hazard Insurance Disclosure
5. Insurer RecommendationDisclosure
6. Anti-Tying Disclosure
7. Privacy Notice
8. Notice of Right to Copy of Appraisal
9. Application for Credit-Married Persons
10. Fair Debt Collection Notice
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD, settlement date is xx which is not aligned with the note date."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "The review of the updated title report dated XX/XX/XX18 shows that there is an IRS lien in the favor of xx in the amount of xx which was recorded onXX/XX/XX07."
																																																																																								* State Tax Judgment (Lvl 2) "The review of the updated title report dated XX/XX/XX18 shows that there is a state tax lien in the favor of xx in the amount of xx which was recorded onXX/XX/XX07."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15715221	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,741.06	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.817%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated
xx with xx which was recorded on xx.
There is no assignment found.
There is one active judgment and lien found against the borrower.
UCC against xx in the amount of xxx which was recorded on XX/XX/XX15 favor of xx.
2018-2019 year county 1st installment taxes due on XX/XX/xx18 in the amount of xx and 2018-19 year county 2nd installment taxes due on XX/XX/XX19 in the amount of xx.
Review of updated payment history, the subject loan is currently delinquent for +30 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +30 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Note terms.
Foreclosure has not been started by the lender yet.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property. Therefore, no repairs are required.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal Notice of Servicing Transfer	Field: xx MIN Number Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: On the mortgage document xx MIN number not available. Tape Source: Initial Tape Type:
Field: Original Stated Rate   Loan Value: 4.250%   Tape Value: 0.000%   Variance:    Variance %: 4.25%   Comment: rate verified with note in file   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: used lower case per scope   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: not a purchase transaction Tape Source: Initial Tape Type:	B	* Missing Appraisal (Lvl 2) "Appraisal report at the time of origination of the loan is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: Actual xx Required xx Variance -xx
TILA Foreclosure Rescission Finance Charge Test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Actual xx Required xx Variance -xx
TILA Foreclosure Rescission Finance Charge Test
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of
																																																																																								rescission because it is understated by more than xx."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2469803	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,664.70	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.308%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	24.401%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$312,003.72	Not Applicable	5.700%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lender xx which was recorded on xx. There is no chain of assignment provided in the updated title. The subject mortgage is with original lender. There is an active water/sewer lien against the subject property in the favor of xx for the amount of xx which was recorded onXX/XX/XX18. There is an active state tax lien against the borrower xx and xx for the amount of xx which was recorded onXX/XX/XX09. The current year estimated taxes were due in the amount of xx. No prior year delinquent taxes have been found.	According to the payment history as of 1XXX/XX18, the borrower is delinquent for 60 days and the next due date isXX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx (interest-only) which was applied for the due date ofXX/XX/XX18. The UPB reflected in the amount of xx.
The loan has been modified since origination. The borrower has been making the payment as per the loan modification which was made on 6XX/XX09.	Collections Comments:According to the servicing comments, the loan is in active collections.
The reason for default was excessive obligations. The comment datedXX/XX/XX18, the loan is eligible for short sale; however, the borrower is not interested in the short sale.
According to the payment history as of 1XXX/XX18, the borrower is delinquent for 60 days and the next due date isXX/XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx (interest-only) which was applied for the due date ofXX/XX/XX18. The UPB reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payment as per the loan modification which was made on 6XX/XX09 between the borrower xx and the xx. According to the modified terms, the new principal balance is xx. The borrower promises to the interest only payments in the amount of xx with the rate of interest 5.7% beginning fromXX/XX/XX09. The new maturity date isXX/XX/XX49.
No post-closing bankruptcy and foreclosure activity has been found.
According to the servicing comment datedXX/XX/XX18, the subject property is occupied by the original owner. The subject property is in fair condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified since origination. The borrower has been making the payment as per the loan modification which was made on 6XX/XX09 between the borrower xx and the xx. According to the modified terms, the new principal balance is xx. The borrower promises to the interest only payments in the amount of xx with the rate of interest 5.7% beginning fromXX/XX/XX09. The new maturity date isXX/XX/XX49.	Affiliated Business Disclosure Missing Required State Disclosures ARM Rider	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 525 |---| -165 |----| -0.31% Comment: Loan maturity terms are 360 months. Tape Source: Initial Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 6XX/XX49 Variance: -14 (Days) Variance %: Comment: The new maturity date isXX/XX/XX49. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there is an active water/sewer lien against the subject property in the favor of xx for the amount of xx which was recorded onXX/XX/XX18. The subject property is located in California State. There is a risk of property being foreclosed due to above unpaid lien. This can be cured by paying off the lien along with late fees and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX18, the subject mortgage is at second lien position as there is an active water/sewer lien against the subject property in the favor of xx for the amount of xx which was recorded onXX/XX/XX18."	* Issue with the legal description or recorded instrument (Lvl 3) "A part of legal description mentioned on Grant Deed which was recorded on xx is inconsistent with the legal description mentioned on a subject mortgage which was recorded on xx.
The legal description of deed contains a date “xx”; however, the subject mortgage shows “xx”.
It looks like a scrivener error on the Mortgage instrument which could be cured through reformation. However, it doesn't affect the enforceability of the security instrument."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value as the supportive documents are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there is an active state tax lien against the borrower xx and Exx for the amount of xx which was recorded onXX/XX/XX09."
																																																																																								* Mortgage - Missing required ARM Rider (Lvl 2) "ARM rider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8163284	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,334.06	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.460%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.187%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$174,363.17	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the favor of xx which was recorded on xx.
The chain of the assignment has been completed. The mortgage was originated with xx.
There is one UCC lien against xx and xx in favor of xx which was recorded on XX/XX/XX15. Amount of lien is not provided on the supportive document.
There are two certificates of state tax lien against the borrower, xx. First lien was in the favor of xx for the amount of xx which was recorded on XX/XX/XX17 and second lien was in the favor of xx for the amount of xx which was recorded on XX/XX/XX18.
There are multiple IRS liens against the borrower, xx for the estimated amount of xx and multiple judgments for the amount of xx.
1st and 2nd installments of 2018-2019 county taxes are due in the total amount of xx on XX/XX/xx18 and XX/XX/XX19.
No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated with the interest rate of 4.375 % and P&I of xx.	Collections Comments:The loan is currently in the foreclosure and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated with the interest rate of 4.375 % and P&I of xx. Loan Modification agreement was made between borrower xx, with lender xx on effective date 1XXX/XX10. The borrower agree to pay the UPB of xx with interest rate of 2.000 % and P&I of xx with step amortized type beginning from first payment date 1XXX/XX10 and ends with the maturity date of 4XX/XX43. The lender has forgiven principal in the amount of xx which exceeds 2% of modified principal balance of xx. The reason for default is excessive obligation. The borrower had lost his job. The secondary reason for default is curtailment of the income. No foreclosure activity was found in the collection as the comment history is available till XX/XX/XX18. However, tape data reflects that the foreclosure complaint was filed on xx. No details regarding file refer to an attorney has been found. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file.
Foreclosure Comments:No foreclosure activity was found in the collection as the comment history is available till XX/XX/XX18. However, tape data reflects that the foreclosure complaint was filed on xx. No details regarding file refer to an attorney has been found in the loan file.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx, with lender xx on effective date 1XXX/XX10. The borrower agree to pay the UPB of xx with interest rate of 2.000 % and P&I of xx with step amortized type beginning from first payment date 1XXX/XX10 and ends with the maturity date of 4XX/XX43. The lender has forgiven principal in the amount of xx which exceeds 2% of modified principal balance of xx.	Missing Required State Disclosures ARM Rider Affiliated Business Disclosure	xx. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 447   Variance: -87   Variance %: -0.19%   Comment: The audit value reflects the initial term of the loan. The data provided is the total term when considering the modification agreement   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement dated XX/XX/XX10, the new principal balance is xx and the lender has forgiven principal in the amount of xx which exceeds 2% of modified principal balance of xx."	* Deceased Borrower(s) (Lvl 3) "According document located at "xx", the borrower, xx, was deceased."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in California State. The following disclosures are missing from the loan file:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm as supportive document is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there are multiple IRS liens against the borrower, xx for the estimated amount of xx. However, middle name of the defendant provided on supportive document does not match with middle name of the borrower."
* Mortgage - Missing required ARM Rider (Lvl 2)     "This is Negative ARM Pick a Payment loan. However, ARM rider is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX18, there are two certificates of state tax lien against the borrower, xx. First lien was in the favor of xx for the amount of xx which was recorded on XX/XX/XX17 and second lien was in the favor of xx for the amount of xx which was recorded on XX/XX/XX18."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on xx. However, as per final Hud-1, the settlement date is xx"
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "The subject mortgage was originated on xx. However, as per ROR, the transaction date is xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95967809	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$655.90	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.510%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.013%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$114,864.65	$40,833.56	5.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx which was recorded on xx.
The chain of the assignment has been missing.
There is no any outstanding liens/judgments against borrower/property.
Annual county taxes have been paid in the amount of xx for the year 2018.
Annual county taxes have been due in the amount of xx for the year 2018.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.000%.
The borrower is currently 2 month behind his scheduled payments.
Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is occupied by the unknown party and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
There are not any foreclosure actions noted.
The Loan Modification Agreement consists of principle forgiven. As per MOD dated 6XX/XX11, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of 6XX/XX11 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is delinquent from XX/XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on 6XX/XX11 and was changed to a fixed rate of 5.000% at a payment of xx for 457 months with a new maturity date of 6XX/XX49. The principal balance at the time of the modification was xx . The forgiven amount is xx	Notice of Servicing Transfer Affiliated Business Disclosure	xxTape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 512   Variance: -152   Variance %: -0.30%   Comment: The audit value has the original maturity date from the note while the data provided has the term based on the modification agreement.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification Agreement consists of principle forgiven. As per MOD dated 6XX/XX11, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of 6XX/XX11 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is delinquent from XX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "As per the updated title report dated XX/XX/XX18 shows that the chain of assignment is missing."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44034228	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$4,030.57	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	25.297%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$244,408.16	Not Applicable	4.000%	xx	XX/XX/XX09	Financial Hardship	As per the review of the updated title report XX/XX/xx18, the subject mortgage was originated on xx in the amount of xx with the lender xx and which was recorded xx.
The chain of assignment has been completed.
There are eighteen(numerous) notice of liens for unpaid trash disposal (Mun/Code) against the subject property in the favor of xx. The property is located in CA state. These liens were recorded from xx to xx respectively for the total amount of xx. However,  the report reflects these liens under (water/sewer/utility) type.
There is a UCC financing statement against the borrower "xx" in the favor of xx, recorded on XX/XX/xx15. The amount of the UCC statement is not mentioned.
Tax Status:
The county property taxes for the year 2018-2019 have been due in the amount of xx.
No prior years delinquent taxes have been found.
According to payment history datedXX/XX/XX18, the loan is delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received (interest only) in the amount of xx, which was applied to due date 7XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment in accordance with the terms of modification agreement dated XXX/XX09.	Collections Comments:The loan is active in collections and is delinquent for 1 month. The next due date for the payment is 8XX/XX18. The last payment was received (interest only) in the amount of xx, which was applied to due date 7XX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has been modified once since origination.
The foreclosure was initiated on the loan and the sale was scheduled for xx as noted on the comment dated xx; However, no further details are available.
No evidence of bankruptcy has been found.
The reason for default has been due to some medical reasons associated with borrower or family . However, the intention of the borrower is to keep the property.
As per comment dated XX/XX/XX15, the house was burnt on xx. No recent comment stating any damage or repair to the property was found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified onXX/XX/XX09 and the agreement was made between borrower and lender "xx". As per the modified terms, the principal balance after capitalization is in the amount of xx and the borrower promised to pay the principal balance after reduction in the amount of xx with fixed interest at the of 4.00%, beginning from XXX/XX09. The new maturity date will be XXX/XX49. The monthly P&I will be in the amount of xx.	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 500 Variance: -140 Variance %: -0.28% Comment: As per note, the loan original maturity term was 360 months; However, the loan was later modified with new maturity date. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there are eighteen(numerous) notice of liens for unpaid trash disposal (Utility) against the subject property in the favor of xx. The property is located in CA state. These liens were recorded from XX/XX/XX08 to XX/XX/XX15 respectively for the total amount of xx. There is a risk of property getting foreclosed if these liens remain unsatisfied. This can be cured if the lien is payoff with all the late fees and accrued interest (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to updated title report dated XX/XX/XX18, the subject mortgage is in lower lien position as there are eighteen(numerous) notice of liens for unpaid trash disposal (Utility) against the subject property in the favor of xx. The property is located in CA state"
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between borrower and lender "xx" on XX/XX/XX09. According to the modification the principal balance after capitalization was in the amount of xx and principal balance after reduction is xx. Therefore, there is a reduction in principal balance in the amount of xx, which exceeds 2% of modified balance. The modification worksheet (xx) for the same mod shows 32.00% principal reduction."	* Property Damage (Lvl 2) "As per the servicing comment dated XX/XX/XX12 the house was damaged in fire on XX/XX/XX09. The comment dated XX/XX/XX15 also states that the house was burnt. No further information found. It is out of scope as it is not within 24 month comments."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to final HUD-1, the settlement date is xx which is different from note date xx. The subject property is located in CA state."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73168595	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$558.08	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$XXXX	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.497%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$195,533.46	$37,542.21	2.000%	xx	XX/XX/XX11	Financial Hardship	As per document Updated Title Report is dated XX/XX/xx18 and all document are correct property and correct Borrower and also records match and current Taxes due yearly in the amount of xx.
Judgment found for the amount xx with the County Of xx.
Senior Muncipal Lien with the xx in the amount of xxxx recordedXX/XX/XX86.
Credit Card Judgment with xx in the amount of xx recordedXX/XX/XX16.
The Annual Tax Amount is xx.
The 2018 County 2nd half taxes are due byXX/XX/XX19 in the amount of xx.	As per payment History datedXX/XX/XX18, the loan is currently 1 month delinquent and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the July 2018 payment. The current P&I is xx and the PITI is xx. The current UPB is xx and the Deferred Balance is xx with a current rate of 4.875%.	Collections Comments:As per payment History datedXX/XX/XX18, the loan is currently 1 month delinquent and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx and was applied to the July 2018 payment. The current P&I is xx and the PITI is xx. The current UPB is xx and the Deferred Balance is xx with a current rate of 4.875%.

The loan was modified on 5XX/XX11 with a new principal balance of xx of which xx is deferred and the interest bearing amount is xx with a step rate starting at 2% and a P&I payment of xx for the first 5 years then 3% for a year, 4% for a year, and 4.875% for the remaining term from 5XX/XX18 until maturity date 4XX/XX51.

RFD providedXX/XX/XX18 reflects Excessive Obligations.  Borrower advised she had a water leak in Sept/Oct. 2017 and the plumbers made holes when they fixed it which cost her more money and needed additional repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on 5XX/XX11 with a new principal balance of xx of which xx is deferred and the interest bearing amount is xx with a step rate starting at 2% and a P&I payment of xx for the first 5 years then 3% for a year, 4% for a year, and 4.875% for the remaining term from 5XX/XX18 until maturity date 4XX/XX51.	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Tape Data Loan Amortization Type fixed but Audit value is Step. The Note at origination was Fixed however the loan was modified to a Step rate.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 529   Variance: -169   Variance %: -0.32%   Comment: As per Tape Data Loan Original Maturity Team Months is 529 but audit value 360..   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Property Address Street As per Tape data is xx but audit value xx. No Discrepancy. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the Updated Title Report dated XX/XX/XX18, the mortgage is in 2nd lien position due to a Senior Municipal Lien with the xx in the amount of xxxx recordedXX/XX/XX86.
The subject property is located in California. Therefore there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying the lien with accrued interest and late fees (if any)."
* Title Review shows major title concern (Lvl 4)     "According to the Updated Title Report dated XX/XX/XX18, there is a Senior Municipal Lien with the xx in the amount of xxxx recordedXX/XX/XX86.
																																																																																						The subject property is located in California. Therefore there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying the lien with accrued interest and late fees (if any)."	* Not all borrowers signed HUD (Lvl 3) "The Final HUD is not executed by the borrower however it is stamped true exact copy of the original and is executed by the Settlement Agent."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75554082	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$705.76	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.390%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	19.765%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$139,598.89	$51,632.57	5.480%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and it was recorded on xx in favor of xx. There is no assignment found as the mortgage is with the current assignee xx.

The subject mortgage is at second lien position as there is one HOA lien on the subject property in favor of xx total in the amount of xx which was recorded on XX/XX/xx18. The subject property is located in State of Florida which is super Lien State. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 5.480% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 1XXX/XX11.	Collections Comments:The loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 9XX/XX18 in the amount of xx with interest rate of 5.480% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on 1XXX/XX11.
The loan has been modified once since from loan origination.
The Loan Modification agreement was made on an effective date of 1XXX/XX11 between xx (borrower) and xx (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.480% with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX11 and ends with the maturity date of 1XXX/XX36. The loan modification consist xx of new principal balance shall be deferred and will be treated as non interest bearing principal forbearance. Also the deferred balance is eligible for forgiveness, provided if borrower is not in default on payments such that the equivalent of 3 full monthly payments are due and unpaid on last day of any month, on each of the first second and third anniversaries of 1XXX/XX11. The interest bearing amount is xx.

The subject mortgage is at second lien position as there is one HOA lien on the subject property in favor of xx total in the amount of xx which was recorded on XX/XX/XX18. The subject property is located in State of Florida which is super Lien State. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees.

The borrower tried to bring the account is current and the property is owner occupied, No visible damages were reported to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified once since from loan origination.
The Loan Modification agreement was made on an effective date of 1XXX/XX11 between xx (borrower) and xx (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 5.480% with P&I xx with Fixed amortized type and the first payment had begun from 1XXX/XX11 and ends with the maturity date of 1XXX/XX36. The loan modification consist xx of new principal balance shall be deferred and will be treated as non interest bearing principal forbearance. Also the deferred balance is eligible for forgiveness, provided if borrower is not in default on payments such that the equivalent of 3 full monthly payments are due and unpaid on last day of any month, on each of the first second and third anniversaries of 1XXX/XX11. The interest bearing amount is xx.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 361 |---| -1 |----| -0.00% Comment: loan original maturity term months are 360; however tape data shows that 361. Tape Source: Initial Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: 514   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX36   Tape Value: XXX/XX37   Variance: 92 (Days)   Variance %:    Comment: sttaed maturity date is 1XXX/XX36; however tape data shows XXX/XX37.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 219 Tape Value: 222 Variance: -3 Variance %: -0.01% Comment: STated remaing terms are 219; however tape data shows that 222. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between (Borrower) xx and (lender) xx on 1XXX/XX11. As per this modification, the new principal balance is xx from which xx is deferred amount. This deferred amount if eligible for forgiveness if the borrower is not in default on his new payments such that the equivalent of three full monthly payments are due and unpaid on the last day of any month, on each of the first, second and third anniversaries of 1XXX/XX11."	* Title Review shows major title concern (Lvl 3) "According to the updated title report dated XX/XX/XX18, there is one HOA lien on the subject property in favor of xx total in the amount of xx which was recorded on XX/XX/XX18. The subject property is located in State of Florida which is super Lien State. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According to the updated title report dated XX/XX/XX18 the subject mortgage is at second lien position as there is one HOA lien on the subject property in favor of xx total in the amount of xx which was recorded on XX/XX/XX18.
 The subject property is located in State of Florida which is super Lien State. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State and the required disclosures are missing from the loan file as follow.
Anti-Coercion Notice
Insurance Sales Disclosure"
* Settlement date is different from note date (Lvl 2)     "The settlement date is xx which is after the note date xx"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66056874	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$906.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.180%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.150%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$98,228.22	Not Applicable	4.350%	xx	XX/XX/XX09	Financial Hardship	According to the Updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of assignment has been completed as the loan was originated with xx.
Three Judgments against the borrowers xx and xx are as follows:
First in the favor of xx, in the amount of xx which was recorded on 9XX/XX09.
Second in the favor of xx, in the amount of xx which was recorded on XXX/XX17.
Third in the favor of xx, in the amount of xx which was recorded onXX/XX/XX13.
Also, a Hospital lien against xx in the favor of xx, in the amount of xx which was recorded onXX/XX/XX18.
The county 1st installment taxes in 2018-2019 have been paid in the amount of xx and 2nd installment are due onXX/XX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.
According to the payment history, the borrower is delinquent for 1 month and the next due date for the payment is 08XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX09.	Collections Comments:According to the servicing comments, the loan is in the collections and the next due date for the payment is 08XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the modification agreement dated 1XXX/XX09.
Recent comments do not validate any reason for default.
The loan had been modified on 1XXX/XX09. The unpaid principal balance was xx with the interest rate 4.350% which steps up in 7 steps ending at 6.408%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX09. The maturity date will be on 1XXX/XX49. The prior modification was made on 7XX/XX07.
No evidence has been found in the comments regarding the foreclosure.
No evidence has been found in the comments regarding the bankruptcy.
The comment datedXX/XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This step modification agreement was signed between the borrower xx and the lender xx on 1XXX/XX09.
The unpaid principal balance was xx with the interest rate 4.350% which steps up in 7 steps ending at 6.408%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX09. The maturity ate will be on 1XXX/XX49.
The prior modification was made on 7XX/XX07.	Missing Dicsloures Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 529 Variance: -169 Variance %: -0.32% Comment: The original note reflects the maturity term of 360 months.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement which was made on 1XXX/XX09, borrower xx and the lender xx.
The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of the modified principal balance."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to the HUD-1, the settlement date is xx; however, the loan origination date is xx."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "According to the ROR, the transaction is xx; however, the loan originated on xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:Desk Review	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57473489	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second		$0.00	$9,481.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.290%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable			Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			26.154%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$506,747.46	$0.00	2.625%	xx	XX/XX/XX11	Financial Hardship
Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx and borrower xx in amount of xx which was recorded on xx, instrument/Bk/Pk xx.
The chain of assignment is complete as current assignee is with xx.
1. There is IRS lien against the borrower in amount of xx which was recorded on XX/XX/XX18 in the favor of xx.
2. There is multiple Muni/code liens against the subject property in the favor of xx in the totaling amount of xx which was recorded on XX/XX/XX17.

The county taxes are paid off in amount of xx.
No prior delinquent taxes have been found.
The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan was modified XX/XX/XX12; borrower is making the payment as per modification at the interest rate of 4.00% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower is making the payment well. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18. The payment history reflects current unpaid principal balance is in the amount of xx. The loan was modified XX/XX/XX12; borrower is making the payment as per modification at the interest rate of 4.00% and P&I xx.

The loan modification agreement was made between xx (borrowers) and xx (Lender) effective date is XX/XX/XX12. The first modified payment is still due for the date of XX/XX/XX11 and the new maturity date will be XX/XX/XX49.The new modified unpaid principal balance is xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of XX/XX/XX12 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is making the payment well as-of XX/XX/XX18. We are unable to determine whether the lender forgive the principle or not.

Foreclosure and BK were not yet found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable
The loan modification agreement was made between xx (borrowers) and xx (Lender) effective date is XX/XX/XX12. The first modified payment is still due for the date of XX/XX/XX11 and the new maturity date will be XX/XX/XX49.The new modified unpaid principal balance is xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of XX/XX/XX12 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is making the payment well as-of XX/XX/XX18. We are unable to determine whether the lender forgive the principle or not.
ARM Rider Missing Required State Disclosures	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 519 Variance: -159 Variance %: -0.31% Comment: Per origination Note: maturity amortization reflects 360 months.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18 shows that there is multiple Muni/code liens against the subject property in the favor of xx in the totaling amount of xx which was recorded on XX/XX/XX17.
As the subject property is located in CA State, there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying this lien with the late fees."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position due to there is multiple Muni/code liens against the subject property in the favor of xx in the totaling amount of xx which was recorded on XX/XX/XX17.
As the subject property is located in CA State, there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying this lien with the late fees."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification Agreement consists of principle forgiven. As per MOD dated XX/XX/XX12, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of XX/XX/XX12 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is making the payment well as-of XX/XX/XX18. We are unable to determine whether the lender forgive the principle or not."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transition date is xx which is after the note date."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is different xx which is after the note date xx."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated dated report XX/XX/XX18 shows that there is IRS lien against the borrower in amount of xx which was recorded on XX/XX/XX18 in the favor of xx."
* Mortgage - Missing required ARM Rider (Lvl 2)     "ARM rider is not attached with the recorded copy of Mortgage."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA State; however, required state disclosure is missing from loan file.
1. Private Mortgage Insurance Disclosure.
2. Hazard Insurance Disclosure.
3. Insurer RecommendationDisclosure.
4. Anti-Tying Disclosure.
5. Privacy Notice.
6. Notice of Right to Copy of Appraisal.
7. Application for Credit-Married Persons.
8. Fair Debt Collection Notice.
																																																																																								9. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:Desk Review	Value: Date: Type:Desk Review	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67097783	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,201.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	9.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	0.000%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$181,211.21	Not Applicable	6.075%	xx	XX/XX/XX10	Financial Hardship	As per the review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated xx and which was recorded on xx (BK#xx) in the amount of xx with xx.
 Chain of assignment has been completed. Currently, the mortgage of assignment is with xx.
There is one senior mortgage was originated on xx and which was recorded on xx with (BK# xx), in the amount of xx, in the favor of xx.
There is one Abstract of Support Judgment against was found against the borrower xx.
There is a chilld support lien; recorded on XX/XX/xx09 which is in the favor of xx.
The 2018-2019 year's County 1st Installment taxes will be due in the amount of xx, for the due date XX/XX/xx18.
The 2018-2019 year's County 2nd Installment taxes will be due in the amount of xx, for the due date XX/XX/XX19.
The 2017-2018 year's County 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx17.
The 2017-2018 year's County 2nd Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
No prior year delinquent taxes are found.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 1 month. The next payment due date is for 8XX/XX18.
The last payment was received in the amount of xx, with rate of interest 6.075%, which was applied for  7XX/XX18.
The UPB reflected is in the amount of xx.
The Current P&I xx and PITI is xx.
The borrower is making payment as per modification, which was made on 1XXX/XX10.
Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active collection and the next due date is 1XXX/XX16. As per collection comments, the reason for default is curtailment of income.
The borrower's intention is to keep the property.
The loan was modified on xx and as per modified terms, new principal balance is xx. The interest-bearing amount is xx. The principal forgiven amount is xx. First Payment had begun on 1XXX/XX10 and borrower promises to pay xx monthly with a modified interest rate of 6.075% with a maturity date will be 4XX/XX38.
The borrower xx had filed bankruptcy under xx with case # xx on xx and debtor was discharged on xx. The case was terminated on xx.
As per the servicing comments, the subject property is occupied by the unknown and no damages or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case # xx on xx and debtor was discharged on xx. The case was terminated on xx.
This modification agreement was done between the borrower xx and Lender xx on 1XXX/XX10. The reason for modification is a financial hardship.
As per the modified terms, new principal balance is xx. The interest bearing amount is xx.
The principal forgiven amount is xx.
First Payment had begun on 1XXX/XX10 and borrower promises to pay xx monthly with a modified interest rate of 6.075% with a maturity date will be 4XX/XX38.
Missing Required State Disclosures Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Number Of Units   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per Appraisal report subject property Number of units is 1.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note document property Address street xx.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: 2 Family Variance: Variance %: Comment: As per Appraisal report subject property type is Single family. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was done between the borrower xx and Lender xx on 1XXX/XX10. As per the modified terms, new principal balance is xx. The modification has a principal forgiven in the amount of xx, which exceeds 2% of the modified amount."	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the review of updated title report dated XX/XX/XX18 shows that the subject mortgage on second lien position as there is a one senior mortgage was originated on xx and which was recorded on xx with (BK# xx), in the amount of xx, in the favor of xx."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title report dated XX/XX/XX18, there is an issue with the legal description of the subject mortgage and vesting deed.
1. As per deed dated xx and recorded on xx having instrument# xx contains the legal description as "xx"; however, as per mortgage dated xx and recorded on xx having instrument# xx the legal description contains " xx".
2.  As per Note, mortgage, appraisal report the property Address Street is reflected as xx; However, as per Final title policy and the vesting deed dated xx and recorded on xx having instrument# xx shows the property Address Street is reflected as xx."
* Title Review shows major title concern (Lvl 3) "As per the review of updated title report dated XX/XX/XX18, the subject mortgage was dated xx and which was recorded on xx (BK# xx) in the amount of xx with xx. There is one prior mortgage against the subject property, which was originated on xx recorded on xx with (BK# xx), in the amount of xx which is in the favor of xx; however,As per document located at "xx " the title company is saying the borrower to payoff the loan and the schedule-B of the final title policy does not show any prior mortgage and the final HUD-1 is showing the payoff to the xx & xx in the amount of xx. Possible title claim can be filed."	* Missing Required State Disclosures (Lvl 2) ""The property is located in state of California. The following required State Disclosure is missing in the loan file. 1.Impound Account Disclosure 2.Cosigner Notice 3.Private Mortgage Insurance Disclosure 4.Earthquake Disclosure forCondominiums 5.Hazard Insurance Disclosure 6.Insurer RecommendationDisclosure 7.CA Fair Lending Notice 8.Anti-Tying Disclosure 9.Privacy Notice 10.Notice of Right to Copy of Appraisal 11.Application for Credit-Married Persons 12.Fair Debt Collection Notice 13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application""
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
* Settlement date is different from note date (Lvl 2)     "As the subject property is located in the CA state so according to the HUD-1 settlement date is xx which is not aligned with the original note date xx."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value from available loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2368416	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,621.24	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.310%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$350,485.30	Not Applicable	5.750%	xx	XX/XX/XX09	Financial Hardship	According to updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx and recorded on xx with the lender xx for the amount of xx.
The chain of assignment has been completed. Currently, the assignment is with the xx.
There are 5 active junior civil judgments against the borrower xx and xx.
First, in the favor of xx. for the amount of xx which was recorded on XX/XX/xx10.
Second, in the favor of xx for the amount of xx which was recorded onXX/XX/XX11.
Third, in the favor of xx for the amount of xx which was recorded onXX/XX/XX13.
Fourth, in the favor of xx which was recorded on XX/XX/xx10. However, the amount is not mentioned in the available document.
Fifth, in the favor of xx for the amount of xx which was recorded on XX/XX/xx10.
There are two junior child support lien against the borrower xx in the favor of xx which was recorded onXX/XX/XX12 andXX/XX/xx15. However, the amount is not mentioned in the available document.
There is one UCC lien against the borrower xx in the Favor of xx which was recorded onXX/XX/xx18. However, the amount is not mentioned in the available document.
The 2017-2018 first and second county installment taxes are paid for the amount of xx.
The 2018-2019 first county installment taxes are paid for the amount of xx.
The 2018-2019 second county installment taxes are due for the amount of xx which was due onXX/XX/XX19.
No, any prior delinquent taxes are found.
According to payment history as of dated 1XXX/XX18, the borrower is currently delinquent from 2 months and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payments as per the modification agreement rate.

Collections Comments:The loan is active in the collection and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payments as per the modification agreement rate.
The reason for default is excessive of obligation.
The loan was modified once since origination. The borrower is currently making payments are per the modification agreement which was made onXX/XX/XX09 between the borrowers xx and lender xx. As per the new modified terms, the new principal balance is xx. The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance. The borrower promise to pay for the amount of xx with an interest rate of 5.750% beginning onXX/XX/XX09 till maturity dateXX/XX/XX49.
The borrower xx and xx had filed bankruptcy under xx with the case# xx on xx. The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xx. Did not see any comments indicating cram-down. The debtor was discharged on xx and terminated on xx.
The foreclosure has not been initiated.
The subject property is owner occupied.
As per the comment dated 9XX/XX18, the subject property was damaged. The pipes are broken due to water. The date of loss was 9XX/XX13. The comment datedXX/XX/XX13 stated that the check has been received for the amount of xx and check# xx. The further comment stated that the 100% repair has been completed. The latest BPO reports are not available. The latest collection comment does not reflect any damage to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed bankruptcy under xx with the case# xx on xx. The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xx. Did not see any comments indicating cram-down. The debtor was discharged on xx and terminated on xx.

The loan was modified once since origination. The borrower is currently making payments are per the modification agreement which was made onXX/XX/XX09 between the borrowers xx and lender xx. As per the new modified terms, the new principal balance is xx. The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance. The borrower promise to pay for the amount of xx with an interest rate of 5.750% beginning onXX/XX/XX09 till maturity dateXX/XX/XX49.	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure Credit Application	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 518   Variance: -158   Variance %: -0.31%   Comment: The original maturity terms are 360 months.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: XXX/XX49 Variance: -14 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified once since origination. The borrower is currently making payments are per the modification agreement which was made onXX/XX/XX09 between the borrowers xx, xx and lender xx. As per the new modified terms, the new principal balance is xx. The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule-D of voluntary petition shows, unsecured portion in the amount of xx out of claim amount xx. Did not see any comments indicating cram-down. The debtor was discharged on xx and terminated on xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated 9XX/XX18, the subject property was damaged. The pipes are broken due to water. The date of loss was 9XX/XX13. The comment datedXX/XX/XX13 stated that the check has been received for the amount of xx and check# xx. The further comment stated that the 100% repair has been completed. The latest BPO reports are not available. The latest collection comment does not reflect any damage to the subject property."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Settlement date is different from note date (Lvl 2)     "The settlement date is xx and note date is xx. However, the settlement date is different from note date."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The operative index value unable to determine from the available loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13225101	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$3,440.91	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.020%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$72,907.39	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx. Chain of assignment has been completed.
Active liens and judgments are as follows:
There are four HOA lien active in the favor of xx, in the total amount of xx.
These liens were recorded in the following order:
First, HOA lien was recorded on XX/XX/XX04(At inst# xx) in the amount ofxx.
Second, HOA lien was recorded on XX/XX/XX06(At inst# xx) in the amount of xx.
Third, HOA lien was recorded on XX/XX/XX08(At inst# xx) in the amount of xx.
Fourth, HOA lien was recorded on XX/XX/XX18(At xx) in the amount ofxx.
2018 taxes(County, School, and Utilities) are due in the amount of xx. The due date is XX/XX/xx19.
2017 taxes(County, School, and Utilities) have been paid in the amount of xx.
No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to due date 6XX/XX18 and the next payment is due for 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in foreclosure. According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The loan has been modified once since origination.
This step loan modification agreement was made between (borrower) xx  (Lender) xx on 1XXX/XX10. The borrower promises to pay the new UPB in the amount of xx with step interest rate starting at 2.000 % and new P&I in the amount of xx beginning from 1XXX/XX10. The new maturity date will be 1XXX/XX36.

The reason for default is a curtailment of income. The borrower's intention is to keep the property. The foreclosure was initiated. The complaint was filed on XX/XX/XX17. No further details have been found.
No evidence of damage due to disaster (Hurricane Harvey) was found in the available servicing comments.

Foreclosure Comments:The foreclosure was initiated. The complaint was filed on xx. No further details have been found.
Bankruptcy Comments:Not Applicable	This step loan modification agreement was made between (borrower) xx (Lender) xx on 1XXX/XX10. The borrower promises to pay the new UPB in the amount of xx with step interest rate starting at 2.000 % and new P&I in the amount of xx beginning from 1XXX/XX10. The new maturity date will be 1XXX/XX36.	Affiliated Business Disclosure Credit Application Condo/PUD Rider	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: There is step modification.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 406   Variance: -46   Variance %: -0.11%   Comment: As per note, the maturity terms are 360 month.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal property type is PUD. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per updated title dated XX/XX/XX18, there are four HOA liens active against the subject property in the favor of xx in the total amount of xx. These liens were recorded in the following order:
First, HOA lien was recorded on XX/XX/XX04(At inst# xx) in the amount ofxx.
Second, HOA lien was recorded on XX/XX/XX06(At inst# xx) in the amount of xx.
Third, HOA lien was recorded on XX/XX/XX08(At inst# xx) in the amount of xx.
Fourth, HOA lien was recorded on XX/XX/XX18(At xx) in the amount ofxx.
The property is located in TX state. There is a risk of property getting foreclosed if these liens remain unsatisfied."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, the subject mortgage is in lower lien position as there are four HOA liens active against the subject property in the favor of xx in the amount of xx. The property is located in TX state."	* Settlement date is different from note date (Lvl 2) "As per final HUD-1, the settlement date is xx which is different than note date xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
																																																																																								* Condo / PUD rider Missing (Lvl 2) "The property is part of planned unit development; However, the PUD rider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54332420	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,351.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.540%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	14.935%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$212,776.86	Not Applicable	5.040%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx and it was recorded on xx. Chain of assignment has been completed. Currently, the mortgage of assignment is with xx

Active prior or junior Mortgage:

There are 2 active prior senior mortgages are available in the updated title report as follows:

1. There is an active prior/senior mortgage is available in the amount of xx in favor of xx and this was recorded on xx.

2. There is an active prior/senior mortgage is available in the amount of xx in favor of xx and this was recorded on xx.

No active judgments or liens found are available in the updated title report.

1st installment of 2018-2019 year combined taxes of xx are due on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.
No prior years delinquent taxes are found in the updated title report.	The review of updated payment history as ofXX/XX/XX18, the loan is currently delinquent for +120 days and the next due date of payment is 6XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 5XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 9XX/XX13.
Collections Comments:The loan is currently delinquent for +120 days and the next due date of payment is 6XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 5XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 9XX/XX13.
There is no information found in the PACER regarding filing of Bankruptcy.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on 9XX/XX13 with the new principal balance of xx and out of which xx was forgiven permanently and borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 5.040% beginning from 9XX/XX13 to the new maturity date of XXX/XX36.	Prepayment Penalty Rider Missing Required State Disclosures ARM Rider Affiliated Business Disclosure	Field: Borrower #1 Middle Name Loan Value: F Tape Value: P |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Borrower #2 First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: P   Tape Value: F   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data Lender Name is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per tape data S&C filing date is xx and as per review it is Not applicable. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement consists of forgiven principal balance.
The loan was modified on 9XX/XX13 with the new principal balance of xx and out of which xx was forgiven permanently and borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 5.040% beginning from 9XX/XX13 to the new maturity date of XXX/XX36."	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is currently lower lien position as there are 2 active prior senior mortgages are available in the updated title report as follows:

1. There is an active prior/senior mortgage is available in the amount of xx in favor of xx and this was recorded on XX/XX/XX81.

2. There is an active prior/senior mortgage is available in the amount of xx,xx in favor of xx and this was recorded onXX/XX/XX01."
* Title Review shows major title concern (Lvl 3)     "There are 2 active prior senior mortgages are available in the updated title report as follows:

1. There is an active prior/senior mortgage is available in the amount of xx in favor of xx and this was recorded on
    XX/XX/XX81.
2. There is an active prior/senior mortgage is available in the amount of xx in favor of xx and this was recorded onXX/XX/XX01.

The final title policy is not showing these both the prior/senior mortgages as an exception in schedule-B and no payoffs are found in the final HUD-1 for these prior mortgages."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by both the borrowers."	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "The loan has prepayment provision in Note but prepayment rider is not attached with the recorded copy of mortgage."
* Missing Required State Disclosures (Lvl 2)     "The following state (CA) disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
* Mortgage - Missing required ARM Rider (Lvl 2)     "The Note is ARM Pick-A-Payment option but no ARM rider is attached with recorded copy of the mortgage."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77577296	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,549.52	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.680%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$187,861.57	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, in favor of xx
The chain of assignment is incomplete as there is no assignment found. The assignment should be with xx.
Active liens and judgments these are as follows:
1) There is an IRS lien against the xx in the favor of xx in the amount of xx which was recorded onXX/XX/XX15.
2) There are two state tax liens against the xx in the favor of xx in the total amount of xx which were recorded on 9XX/XX18 andXX/XX/xx16.
2018 county taxes are paid in 1st installment on XX/XX/XX18 with amount of xx
2018 county taxes is due on 2nd installment on XX/XX/xx18 with amount of xx	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.375%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX10.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.375%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX10.
There is bankruptcy filing found by borrower.
There is no foreclosure activity found in recent 24 months.
According to collection comment, no damages or repairs have been found. Comment datedXX/XX/XX18 states that the property is occupied by owner.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between borrower xx and xx on 1XXX/XX10 with the new modified Unpaid principal balance is xx. The principal balance xx has been forgiven. The interest bearing amount was xx with step rate starting interest rate was 2.00% and the modified P&I was xx beginning on 1XXX/XX10. The step rate was in 4 steps ending at rate 4.3750% and P&I will be xx applicable from 1XXX/XX17 to maturity date 1XXX/XX36.
Document Showing a Index Numerical Value Credit Application Affiliated Business Disclosure Missing Required State Disclosures Loan Program Info Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification theloan amortization is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 379   Variance: -19   Variance %: -0.05%   Comment: As per modification the loan original maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note the property address is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx (borrower) and xx (lender) on 1XXX/XX10 with the new modified Unpaid principal balance is xx. The amount xx has been forgiven which exceeds 2% of modified principal balance."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index value unavailable based on lender docs."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "According to updated title report dated XX/XX/XX18, there are two state tax liens active against the xx in the favor of xx in the total amount of xx which were recorded on 9XX/XX18 andXX/XX/XX16."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Virginia state. The following state disclosures are missing from the loan file:
?VA Application Disclosure
?Choice of Settlement Agent Disclosure
?Disclosure of Charges For Appraisal or Valuation
?Copy of Appraisal or Statement of Appraised Value
?Affiliated Business Disclosure"
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to updated title report dated XX/XX/XX18, there is an IRS lien against the xx in the favor of xx in the amount of xx which was recorded onXX/XX/XX15."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68932772	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,358.28	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.190%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$268,976.94	$73,208.87	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has not been found.
No active liens and judgments have been found.
2018-2019 county tax 1st installment is due in the amount of xx on XX/XX/xx18.
2018-2019 county tax 2nd installment is due in the amount f xx onXX/XX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 1 month. The last payment was received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is an illness of the borrower.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx and xx and the lender xx on 1XXX/XX10. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX10. The maturity is dated on 9XX/XX50. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
The borrower xx and xx had filed bankruptcy under chapter x with the case # xx on xx and the debtor was discharged on xx. The case was terminated on xx and the date of the last filing is xx.
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
As per the comment datedXX/XX/XX18 the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed bankruptcy under chapter x with the case # xx on xx and the debtor was discharged on xx. The case was terminated on xx and the date of the last filing is xx.	This Step modification agreement was signed between the borrower xx and xx and the lender xx on 1XXX/XX10. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.375%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX10. The maturity is dated on 9XX/XX50. The interest-bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower #2 First Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per note, the borrower#2 name is xx. Tape Source: Initial Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, the borrower first name is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: As per note, the lenders name is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification, the loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 515   Variance: -155   Variance %: -0.30%   Comment: The loan original maturity term is 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note, the property address is xx. Tape Source: Initial Tape Type:	B	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date is xx which is not consistent with the note and HUD."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule D of voluntary petition dated XX/XX/XX09 shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx. However the unsecured portion is xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative Index value is unable to determine from the loan files."
* Settlement date is different from note date (Lvl 2)     "As per HUD, settlement date is xx which is not aligned with the note date."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State. The following required state disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
																																																																																								13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69884485	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$683.75	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.333%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$111,324.65	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx. There is Senior Civil judgment in the favor of xx. against the xx (deceased borrower) recorded onxx in the amount of xx. 2018 taxes are due in the amount of xx.	According to the payment history as of 1XXX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in collection. The borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. This loan was modified onXX/XX/XX09. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 2.500% beginning fromXX/XX/XX09 with a maturity date ofXX/XX/XX49.
The reason for default is decreased income and death of her husband. The subject property is occupied by the owner. As per the collection commentXX/XX/XX18, the property had damage because of hurricane IMRA 7. The roof had water damage. The water came through windows are shark. To suck the water up insurance gave xx. As per collection comment dated 8XX/XX18 the roof and Boards are need to replace and repairing cost is xx. As per collection comment datedXX/XX/XX18, The flood insurance/FEMA repairs are in the amount of xx and home repairs estimated completion percent is 95%. As per collection comment dated XX/XX/XX17, the insurance (Check # xx) in the amount of xx which was received on XX/XX/XX17 for hurricane damage which was done onXX/XX/XX17. Bankruptcy not filed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between Lender xx and Borrower xx onXX/XX/XX09. As per the modified term the new principal balance xx. The borrower promises to pay xx monthly with modified interest rate of 2.500% beginning fromXX/XX/XX09 with a maturity date ofXX/XX/XX49.	Affiliated Business Disclosure Condo/PUD Rider Initial Escrow Acct Disclosure Missing Required State Disclosures	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 498   Variance: -138   Variance %: -0.28%   Comment: As per Note loan original maturity terms are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value:xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX49   Tape Value: XXX/XX49   Variance: -14 (Days)   Variance %:    Comment: As per Note maturity date isXX/XX/XX49.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The subject property type is PUD. Tape Source: Initial Tape Type:	B	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "The westing deed was signed by borrowers xx, and xx. The borrower xx was deceased. The death certificate is located at " xx ". The subject mortgage was signed by xx still the updated title report reflects the current owner as xx, and xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Condo / PUD rider Missing (Lvl 2)     "As per Appraisal report property is PUD but PUD rider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the collection commentXX/XX/XX18, the property had damage because of hurricane IMRA 7. The roof had water damage. The water came through windows are shark. To suck the water up insurance gave xx. As per collection comment dated 8XX/XX18 the roof and Boards are need to replace and repairing cost is xx. As per collection comment datedXX/XX/XX18, the flood insurance/FEMA repairs are in the amount of xx and home repairs estimated completion percent is 95%. As per collection comment dated XX/XX/XX17, the insurance (Check # xx) in the amount of xx was received on XX/XX/XX17 for hurricane damage which was done onXX/XX/XX17."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD the settlement date is xx and Note date is xx hence, the settlement date is different from note date."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
																																																																																								4.Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,400.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84512477	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,315.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.190%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$200,314.22	Not Applicable	3.330%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated xx with “xx” which was recorded on xx.
There is no assignment found.
There are multiple judgment and lien found against the borrower is as follows,
1: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX16 favor of xx.
2: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX16 favor of xx.
3: There is Civil judgment  against the borrower in the amount of xx recorded on XX/XX/xx10 favor xx.
4: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX16 favor of xx.
5: There is Civil judgment (Credit Card Judgment (or Consumer Debt)) against the borrower in the amount of xx recorded on XX/XX/xx10 favor xx.
6: There is civil judgment against the borrower in the amount of xx recorded on XX/XX/xx10 favor xx.
7: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX11 favor of xx.
8: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX11 favor of xx.
9: There is Civil judgment (Child support Lien) against the borrower in the amount of xxx recorded on XX/XX/XX12 favor of xx.
10: There is State tax lien against the borrower in the amount of xx recorded on XX/XX/xx12 favor of Sxx.
11: There is civil judgment against the borrower in the amount of xx recorded on XX/XX/XX18 favor xx.
12: There is Notice of Federal Tax Lien against the borrower in the amount of xx recorded on XX/XX/xx10 favor of xx.
13: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/xx09 favor of xx.
14: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX10 favor of xx.
15: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX10 favor of xx.
16: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/xx13 favor of xx.
17: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/xx17 favor of xx.
18: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/xx18 favor of xx.
19: There is UCC code lien against the borrower in the amount of xxx recorded on XX/XX/XX17 favor of xx.
2018 year County  annual 1st installment  taxes due on XX/XX/xx18 in the amount of xx and 2018 year County  annual 2nd installment  taxes due on XX/XX/XX19 in the amount of xx.
Review of updated payment history, the subject loan is currently delinquent for +30 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Modification Agreement terms.	Collections Comments:The collection comments dated on XX/XX/XX18, the subject loan is currently delinquent for +30 days and As per payment history the next due for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for the due date of XX/XX/XX18. As per the payment history the current unpaid principal balance is being reflected in the amount of xx. Borrower is currently making payments according to the original Modification Agreement terms.
Foreclosure has not been started by the lender yet.
As per collection comments, subject property is occupied by owner and no damage was found on the subject property. Therefore, no repairs are required.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable
Loan modification agreement was made between the borrower and lender on XX/XX/XX10. The new modified as per step amortization is as follows,
1: P&I paid in the amount of xx with interest rate is 3.330% for 60 months.
2: P&I paid in the amount of xx with interest rate is 4.330% for 12 months.
3: P&I paid in the amount of xx with interest rate is 4.625% for 242 months.
The new principal balance is xx. No any deferred amount shows in agreement. The forgive principle amount of xx.
The interest bearing amount is xx and the maturity date is XX/XX/XX36. Reason for Modification is Financial Hardship.

Credit Application Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Borrower #1 Middle Name Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: As per note borrower middle name is xx however tape data shows N/A. Tape Source: Initial Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Note list borrower 1 as First Name as xx   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Note List Borrower 1 as xx   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note lender name is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: Information take from the original note   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No Discrepancies. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on XX/XX/XX10 between the xx (Borrower) & xx (Lender). The amortization type is step and new unpaid Principal balance is xx and lender agree to forgiven principal in the amount of xx which is exceeding 2% of modification amount."	* Not all borrowers signed HUD (Lvl 3) "HUD-1 not executed by borrower."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Update title shows there is Notice of Federal Tax Lien against the borrower in the amount of xx recorded on XX/XX/XX10 favor of xx
* State Tax Judgment (Lvl 2)     "Updated title shows there are state tax lien against the borrower is as follows,
1: There is State tax lien against the borrower in the amount of xx recorded on XX/XX/XX12 favor of xx.
02: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX09 favor of xx.
03: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX10 favor of xx.
04: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX10 favor of xx.
05: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX13 favor of xx.
06: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX17 favor of xx.
07: There is notice state tax lien against the borrower in the amount of xx recorded on XX/XX/XX18 favor of xx.
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61813926	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$348.73	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.020%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	14.557%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$100,910.82	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx, which was recorded on xx. Assignment of Mortgage is missing from the updated title report dated XX/XX/xx18. There are three active civil judgments has been found against the subject borrower in the total amount of xxwhich was recorded on multiple date in favor of xx. 1. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/xx15 in favor of “xx".
2. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/XX18 in favor of “xx". 1. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/xx15 in favor of “xx".
2. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/XX18 in favor of “xx".

Review of the payment history provided from 9XX/XX15 to 1XXX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.500%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.500%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between and Lender on 5XX/XX09. The new modified rate is 6.500% and borrower promises to pay P&I in the amount of xxx which will be change periodically beginning onXX/XX/XX09. The new principal balance is xx. The interest bearing amount is xx and the maturity date isXX/XX/XX49. Reason for Modification is Financial Hardship.
As per comment datedXX/XX/XX16, Reason for default was death of borrower however there is no death certificate or probate found in the loan file which can verifies the death of borrower.
As per latest comment dated  5XX/XX18 subject property is occupied by the unknown party and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between and Lender on 5XX/XX09. The new modified rate is 6.500% and borrower promises to pay P&I in the amount of xxx which will be change periodically beginning onXX/XX/XX09. The new principal balance is xx. The interest bearing amount is xx and the maturity date isXX/XX/XX49. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 525   Variance: -165   Variance %: -0.31%   Comment: PER NOTE MATURITY MONTHS 360, MOD 525   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 5XX/XX49 Variance: -14 (Days) Variance %: Comment: PER NOTE MATURITY DATEXX/XX/XX49 Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "As per comment datedXX/XX/XX16, Reason for default was death of borrower however there is no death certificate or probate found in the loan file which can verifies the death of borrower."
* Water/Sewer Taxes (Lvl 3)     "Updated Title Report dated XX/XX/XX18 shows, there are two active Muni/City/Code Liens have been found on updated title report;
1. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/XX15 in favor of “xx".
2. There is an active Muni/City/Code Lien against the subject borrower in the amount of xx which was recorded on XX/XX/XX18 in favor of “xx".
The subject property is in AZ State. It can be cured if all said unpaid liens are paid off."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "SETTLEMENT DATE IS AFTER NOTE DATE"
* Title Review shows break in assignment  (Lvl 2)     "Assignment of Mortgage is missing from the updated title report dated XX/XX/XX18."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31745137	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,117.86	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.167%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$140,000.00	Not Applicable	4.700%	xx	XX/XX/XX15	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has been completed. The assignment is from xx.
1.There is a Judgment against the borrower “xx” in the favor of xx which was recorded on 8XX/XX10 where as it is in the amount of xx.
2.There is a Judgment against the borrower “xx” in the favor of xx which was recorded on 8XX/XX11 where as it is in the amount of xx.
3.There is a Judgment against the borrower “xx” in the favor of xx which was recorded on XXX/XX12 where as it is in the amount of xx.
4.There is a Judgment against the borrower “xx” in the favor of xx which was recorded onXX/XX/XX12 where as it is in the amount of xx.
5.There is a Judgment against the borrower “xx” in the favor of xx which was recorded on 1XXX/XX15 where as it is in the amount of xx.
6.There is a Civil Judgment against the borrower “xx” in the favor of xx which was recorded on XX/XX/xx15 where as it is in the amount of xx.
7. There is a Judgment against the borrower “xx” in the favor of xx which was recorded onXX/XX/XX16 where as it is in the amount of xx.
The 2018 County 1st installment taxes are paid on XX/XX/xx18 in the amount of xx.
The 2018 County 2nd installment taxes are due on 5XX/XX19 in the amount of xx.
The 2017 annual taxes are paid on 5XX/XX18 in the amount of xx.
The 2017 annual taxes are paid on 5XX/XX17 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date for payment is 7XX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied to on 9XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2015.

Collections Comments:The loan is currently inactive Foreclosure and next due date for payment is 7XX/XX18. The last payment was received on 9XX/XX18 in the amount xx which was applied to on 9XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2015.
 The reason for default from the servicing comment is Excessive Obligations.
The loan has been modified only once since origination. The has been effective from 1XXX/XX15, between the borrower “xx” and the lender “xx.” The borrower promises to make a monthly payment of xx with the rate of interest 4.700%, beginning from 1XXX/XX15 till the maturity date 1XXX/XX37. The new principle balance stated in the Modification is in the amount of xxo, any deferred amount has been given in the modification. The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of modified principal balance.
This modification does not contain any balloon provision.
This modification does not contain any balloon provision.
As per the tape data the Complaint was filed on xx and further details found foreclosure.
According to servicing comment the bankruptcy activity has not been found.
No damage pertaining to the subject property has been found.

Foreclosure Comments:As per the tape data the Complaint was filed on xx and further details found foreclosure.
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on 1XXX/XX15, between the borrower “xx” and the lender “xx.” The borrower promises to make a monthly payment of xx with the rate of interest 4.700%, beginning from 1XXX/XX15 till the maturity date 1XXX/XX37. The new principle balance stated in the Modification is in the amount of xxo, any deferred amount has been given in the modification.The lender has forgiven principal in the amount of xx. However, the forgiven amount exceeds 2% of modified principal balance.
This modification does not contain any balloon provision. The loan has been modified only once since origination.

Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The forgiven amount exceeds 2% of modified amount.
As per modification agreement which was made on 1XXX/XX15, between (Borrower) xx and (lender) xx the lender has agreed to forgive principal in the amount of xx which is exceeding more than 2% of principal amount which is xx,000."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
																																																																																								* Final TIL Date after actual transaction date (Lvl 2) "As per Note the origination date is xx and the TIL date is xx which is after the actual transaction date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91624806	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,575.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	69.707%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has been completed as no assignment was done from xx.
There is UCC lien in the favor of xx which was recorded onXX/XX/XX15.
The state tax lien and civil judgment have been reported. However, the SSN# of borrower and property address don't match.
The annual county taxes of 2018-2019 are due in the amount of xx. No delinquent taxes have been found for the prior year.

The review of payment history shows that the borrower has been delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB reflected is in the amount of xx till the due date of 7XX/XX18. The borrower has been making the payments as per the Note terms.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 8XX/XX18. The review of payment history shows that the borrower has been delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB reflected is in the amount of xx till the due date of 7XX/XX18. The borrower has been making the payments as per the Note terms. The comment dated 9XX/XX18 states that the reason for default was an excessive obligation. No damage and repairs have been found. No information pertaining to bankruptcy and foreclosure have been found. The loan has not been modified since origination.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Good Faith Estimate Origination Appraisal Missing Required State Disclosures Notice of Servicing Transfer	xx Tape Source: Initial Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The xx MIN number is not applicable.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 4.250%   Tape Value: 0.000%   Variance:    Variance %: 4.25%   Comment: The original stated rate is 4.25%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: This is a refinance transaction. However, the sales price is not applicable. Tape Source: Initial Tape Type:	B	* Title issue (Lvl 3) "xx / It's successors and or assigns clause is missing in final title policy. Terms and conditions sheet is neither available with final title policy for checking 12C clause."	* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The final GFE is missing from the loan file."
* DTI > 60% (Lvl 2)     "As per final application, the total monthly income is xx and total debts are in the amount of xx. Hence, the DTI exceeds 60%."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of California. The following state disclosures are missing from the loan file.
1.Impound Account Disclosure.
2.Cosigner Notice.
3.Private Mortgage Insurance Disclosure.
4.Earthquake Disclosure for condominiums.
5.Hazard Insurance Disclosure.
6.Anti-Tying Disclosure.
7.Privacy Notice.
8.Notice of Right to Copy of Appraisal.
9.Application for Credit-Married Persons.
10.Fair Debt Collection Notice.
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
																																																																																								This loan failed the TILA foreclosure rescission finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70940598	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,351.48	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.374%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	19.833%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$214,742.22	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx in the amount of xx which was recorded on xx with xx. The chain of assignment has been completed as the current assignment is with xx. There is a civil judgment against the borrower in the amount of xx which was recorded on XX/XX/XX10 in favor of xx. There are 9 water/sewer/utilities taxes in the combined amount of xx. First and second installments of 2018-2019 county taxes are due in the total amount of xx. No prior year delinquent taxes have been found pending.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from UNKNOWN to XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX18. The current P&I is xx and rate of interest is 4.75%. The current unpaid principal balance is in the amount of xx. Escrow balance is xx. Late Charge balance is xx Suspense balance is xx	Collections Comments:The loan is in collections.The borrower is making the payments regularly. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. The current UPB is reflected in the amount of xx. The borrower has been making payments as per loan modification agreement dated XX/XX/XX11. The loan has been modified once since origination on XX/XX/XX06 between the borrower(s) xx and the lender xx. The new principal balance per modification is in the amount of xx to be paid at the rate of 2.00% with P&I of xx, beginning from XX/XX/XX11 to the stated maturity date XX/XX/XX48. Further action is awaited.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified with an effective date of 06XX/XX11 and a new principal balance is xx to a step modification and the rate was starting from 2% and borrower had given promise to pay P&I in the amount of xx beginning on 0XXX/XX48 with a new maturity date of 0XXX/XX48. The rate changes in 4 steps ending at 4.750%.	Affiliated Business Disclosure Missing Dicsloures	xx Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 496 Variance: -136 Variance %: -0.27% Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Modification agreement was made on 06XX/XX11. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 2.00 % beginning from 06XX/XX11 with a maturity date 0XXX/XX48. The interest-bearing amount is xx. The lender has agreed to forgive xx the unpaid principal balance on the modification. However, the forgiven amount exceeds 2% of modified principal."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is in lower lien position. As per updated title report, there are 9 water/sewer/utilities taxes in the combined amount of xx against the subject property . The Subject property is located state of CA. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cure by paying off the above said lien with delinquent interest."
* Title Review shows major title concern (Lvl 4) "As per updated title report, there are 9 water/sewer/utilities taxes in the combined amount of xx against the subject property . The Subject property is located state of CA. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cure by paying off the above said lien with delinquent interest."	* Not all borrowers signed HUD (Lvl 3) "The available final HUD-1 is not executed by the borrower. The same HUD-1 is considered to test the compliance ease."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) "Test not run" * XXX RESPA Test Incomplete (Lvl 1) "Test not run"	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15378255	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,537.40	8/XX/XX21	Unavailable	No	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.981%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$297,185.80	Not Applicable	5.625%	xx	XX/XX/XX10	Financial Hardship	As per the updated title report dated XX/XX/xx18 the subject mortgage was originated on xx with lender xx and recorded on xx.
The chain of assignment has not been completed, no assignment has been found.
The updated report shows there are 8 state tax liens , 1 civil judgment , 1 junior mortgage and 1 municipal lien against the borrower.
 The active municipal lien in the favor of xx in the amount of xx which was recorded on XX/XX/xx18 . The subject is located in the state of OH, which is a not a super lien state.
The  8 state tax liens against the borrower xx are  as follows.
The first was recorded on XX/XX/XX08 in the amount of xx in the favor of xx .
The second  was recorded on XX/XX/XX08 in the amount of xx in the favor of xx .
The third was recorded on XX/XX/XX08 in the amount of xx  in the favor of xx .
The fourth  was recorded on XX/XX/XX14 in the amount of xx in the favor of xx .
The fifth was recorded on XX/XX/xx18 in the amount of xx in the favor of xx.
The sixth was recorded on XX/XX/xx17 in the amount of xx in the favor of xx .
The seventh was recorded on XX/XX/xx11 in the amount of xx in the favor of xx and the last was recorded on XX/XX/xx18 in the favor of xx .
The civil judgment was recorded on XX/XX/xx07 in the amount of xx in the favor of xx.
The 2017 combined taxes are paid in the amount of xx , no prior delinquency has been found.
The updated title report dated XX/XX/xx18 the subject mortgage was originated with the borrower xx and as per the vesting deed and the current ownership is with the xx. The updated title report shows there is one junior mortgage originated with the borrower xx and xx on xx.
However ,there are 2 DOJ liens against the borrower xx and the subject property address is matching with the DOJ the first was recorded on xx in the amount of xx in the favor of xx and the second was recorded on xx in the amount of xx,900 in the favor of xx.
According to the payment history as of datedXX/XX/XX18 the borrower is delinquent for a month. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The next due date is 8XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 5.625%. The UPB is reflected in payment history is in the amount of xx . The borrower has made last payment as per the modification made on XX/XX/XX10.
Collections Comments:The current status of loan is in collection. The process of foreclosure has been initiated; the file was referred to an attorney. However no further comments regarding the foreclosure have been found.
According to the payment history as of datedXX/XX/XX18 the borrower is delinquent for a month. The last payment was received onXX/XX/XX18 in the amount of xx(PITI). The next due date is 8XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 5.625%. The UPB is reflected in payment history is in the amount of xx. The borrower has made last payment as per the modification made on XX/XX/XX10.
The borrower xx and xx had filed bankruptcy under chapter xx with case# xx on xx. The plan was confirmed on xx, the debtor dismissed on xx and the case was terminated on xx. The chapter xx plan was filed on xx as per the plan the debtor supposed to pay the trustee the amount of xxx per month for 60 months.
The POC was filed on xx with the amount of xx and the amount of arrearage is xx.
The loan has modified since the origination. The modification agreement was made between the lender xx and the borrower xx on XX/XX/XX10.The new UPB as per the modification is xx. The first payment was due onXX/XX/XX10 and the maturity date is 8XX/XX50.The monthly P&I is in the amount of xx with the interest rate of 5.625%. The does not contain balloon payment.
The reason for default as per servicing comments datedXX/XX/XX18 Curtailment of income.
The subject property is owner occupied and is in average condition, no comments regarding the repair or damage has been found.

Foreclosure Comments:The process of foreclosure has been initiated , the file was referred to an attorney. However no further comments regarding the foreclosure has been found.
Bankruptcy Comments:The borrower xx and xx had filed bankruptcy under chapter xx with case# xx on xx. The plan was confirmed on xx, the debtor dismissed on xx and the case was terminated on xx. The chapter xx plan was filed on xx as per the plan the debtor supposed to pay the trustee the amount of xxx per month for 60 months.
The POC was filed on xx with the amount of xx and the amount of arrearage is xx.
The modification agreement was made between the lender xx and the borrower xx on XX/XX/XX10.The new UPB as per the modification is xx. The first payment was due onXX/XX/XX10 and the maturity date is 8XX/XX50.The monthly P&I is in the amount of xx with the interest rate os 5.625%. The does not contain balloon payment.	Notice of Servicing Transfer Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures Prepayment Penalty Rider	Field: Lender Name Loan Value: xx Tape Value: xx |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 554   Variance: -194   Variance %: -0.35%   Comment: As per the original note the loan maturity term months are 360 however tape reflects as 554.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The Final HUD-1 is not signed by the borrower."
* Water/Sewer Taxes (Lvl 3) "As per the updated title report dated XX/XX/XX18 there an active municipal lien found on the subject property in the favor of xx in the amount of xx which was recorded on XX/XX/XX18 . The subject is located in the state of OH, which is a not a super lien state."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report dated XX/XX/XX18 there are 7state tax liens against the borrower xx.
The first was recorded on XX/XX/XX08 in the amount of xx in the favor of xx .
The second  was recorded on XX/XX/XX08 in the amount of xx in the favor of xx.
The third was recorded on XX/XX/XX08 in the amount of xx  in the favor of xx.
The fourth  was recorded on XX/XX/XX14 in the amount of xx in the favor of xx.
The fifth was recorded on XX/XX/XX18 in the amount of xx in the favor of xx.
The sixth was recorded on XX/XX/XX17 in the amount of xx in the favor of xx and the last was recorded on XX/XX/XX18 in the favor of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the available loan file."
* Title Review shows lien by DOJ_Department of Justice (Lvl 2)     "As per the updated title report dated XX/XX/XX18 the subject mortgage was originated with the borrower xx and as per the vesting deed and the current ownership is with the xx. The updated title report shows there is one junior mortgage originated with the borrower xx and xx on xx.
However ,there are 2 DOJ liens against the borrower xx and the subject property address is matching with the DOJ the first was recorded on XX/XX/XX08 in the amount of xx in the favor of xx and the second was recorded on XX/XX/XX08 in the amount of xx,900 in the favor of xx."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of Ohio. The following state disclosures are missing from the loan file .
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Settlement date is different from note date (Lvl 2)     "As per the final HUD-1 the settlement date is 6XX/XX04 which is 2 days after the note date. However, the note date is 6XX/XX04."
																																																																																								* Prepayment Rider Missing (Lvl 2) "The original note contains the prepayment penalty terms , however the prepayment penalty rider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50160752	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,482.70	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.880%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.573%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$218,824.68	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The Updated-title report dated XX/XX/xx18 shows the subject mortgage was originated on xx with xx (borrower) and (lender) xx, in the amount of xx. The subject mortgage was recorded on xx.
The chain of the assignment has been completed.
There is a water/sewer lien found against the subject property in the amount of xx in favor of xx, which was recorded onXX/XX/XX10.
The civil judgment also found against the borrower xx in favor of xx of amount xx.
The 1st and 2nd installments of county taxes are due in the amount of xx each for the due date of XX/XX/xx18 andXX/XX/XX19 respectively.

The review of the payment history shows that, the borrower is currently delinquent for more than 1 month and the next due date is for 8XX/XX18. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 7XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 5%. Currently, the borrower has been making the payments as per modification, which was made on 6XX/XX10.	Collections Comments:The review of comment history shows that, the loan is in collection.
The foreclosure process was initiated and was referred to attorney. The sale was scheduled on xx. The foreclosure process was kept on hold because of loss mitigation dated 5XX/XX12.
The borrower is currently delinquent for more than 1 month. The reason for default is excessive obligation.
The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for 7XX/XX18. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 5%. Currently, the borrower has been making the payments as per modification, which was made on 6XX/XX10.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the step interest rate of 2% with the modified P&I of xx for 60 months, with the interest rate of 3% with P & I of xxfor 12 months, 4% interest rate with P&I xx for 12 months and with the interest rate of 5%, P&I of xx.
The first payment date was due on 6XX/XX10 and the new maturity date is 5XX/XX39.
There is no deferred balance stated. There is principal forgiven amount of xx has been found.
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure process was initiated and was referred to attorney. The sale was scheduled on xx. The foreclosure process was kept on hold because of loss mitigation dated 5XX/XX12.

Bankruptcy Comments:Not Applicable
The modification agreement was done on 6XX/XX10, between the (borrower) xx and the (lender) xx.
The reason for modification is financial hardship.
As per the modified terms, the new unpaid principle balance is xx out of which, the borrower promises to pay the interest bearing amount of xx at the step interest rate of 2% with the modified P&I of xx for 60 months, with the interest rate of 3% with P & I of xxfor 12 months, 4% interest rate with P&I xx for 12 months and with the interest rate of 5%, P&I of xx.
The first payment date was due on 6XX/XX10 and the new maturity date is 5XX/XX39.
There is no deferred balance stated. There is principal forgiven amount of xx has been found.

Missing Required State Disclosures Affiliated Business Disclosure	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is Step. However the tape shows that it is fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 377 Variance: -17 Variance %: -0.05% Comment: The origination maturity term is 360. However the tape shows that it is 377. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The Updated-title report dated XX/XX/XX18 shows that there is a water/sewer lien against the subject property in the amount of xx in favor of xx, which was recorded onXX/XX/XX10.
The subject property is located in CA state, therefore there is possibility of foreclosure of the subject property.
This can be cured by paying the lien with accrued interest and late fees (if any)."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The modification agreement was done on 6XX/XX10 shows that, the new unpaid principle balance is xx and forgiven amount of xx has found which exceeds 2% of modified loan amount."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The Updated-title report dated XX/XX/XX18 shows the subject mortgage is at second lien position because there is a water/sewer lien found against the subject property in the amount of xx in favor of xx, which was recorded onXX/XX/XX10."	* Missing Required State Disclosures (Lvl 2) "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The settlement date as per ROR is xx. However the loan origination date is xx."
* Missing Required Disclosures (Lvl 2)     "The initial Escrow Account Disclosure and List of Service Provider Disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date is xx. However the loan origination date is xx. The subject property has located in California."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	16220342	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$470.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.100%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	24.015%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$102,625.10	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xxx, with xx.

The chain of assignment has been completed.

There is a junior civil judgment active in the favor of xx in the amount of xx recorded on xx.

There is a junior civil judgment active in the favor of xx in the amount of xx recorded on xx.

There are 5 municipal liens active in the favor of xx in the total amount of xx.

There are 2 HOA lens active in the favor of xx in the total amount of xx.

2018 County 1st installment have been paid in the amount of xx.

2018 County 2nd installment have been due in the amount of xx.

2017 County Annual taxes have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment received on 8XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in collection. The borrower is currently delinquent for 2 months. The last payment received on 8XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unemployment and decreased income. The subject property is occupied by an unknown party. The loan was modified on XXX/XX09 in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 6.500 % and borrower promises to pay P&I in the amount of xx beginning on 5XX/XX09. The maturity date reflects per modification is 4XX/XX49.
There are no comments found for damage. Borrower not filed bankruptcy. No comments found for foreclosure.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on XXX/XX09 in between the borrower xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 6.500 % and borrower promises to pay P&I in the amount of xx beginning on 5XX/XX09. The maturity date reflects per modification is 4XX/XX49.	Affiliated Business Disclosure 1-4 Family Rider	xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortized type is step; however tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 507   Variance: -147   Variance %: -0.29%   Comment: As per note maturity term months are 360; however tape reflects 507.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per mortgage no min number; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx ; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: no discrepancy Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "The review of the updated title report dated XX/XX/XX18, there are 5 municipal liens active in the favor of xx in the total amount of xx."
* Not all borrowers signed HUD (Lvl 3) "HUD-1 is not signed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing required 1-4 family rider (Lvl 2)     "1-4 rider is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19802479	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,780.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	30.593%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$188,777.08	$19,710.42	5.875%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xxx, with xx.

There are no assignments found.

There is a junior civil judgment active in the favor of xx in the amount of xx recorded on xx.

There are 2 state tax liens active but SSN number and property address not matching. Hence not considered
There are 2 child support liens active in the favor of xx but SSN number and date of birth not matching. Hence not considered.

2018-19 County taxes have been due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 1 month. The last payment received onXX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The loan was modified on XXX/XX12 in between the borrower xx and xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 5.875 % and borrower promises to pay P&I in the amount of xx beginning on XXX/XX12. The maturity date reflects per modification is 9XX/XX49. This loan was modified 2 times since origination.
The reason for default is decreased income. The subject property is occupied by an unknown party.
 According to the PACER, the borrower had filed bankruptcy under chapter-xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxx and the value of the collateral is xxx; however, the unsecured portion is xx. The debtor shall pay to the trustee xx for 60 months. There are no comments found for damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-xx with the case# xx on xx. The POC was filed on xx, the POC amount is xx and the arrearage amount is xx. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxx and the value of the collateral is xxx; however, the unsecured portion is xx. The debtor shall pay to the trustee xx for 60 months.	According to the modification, the loan was modified on XXX/XX12 in between the borrower xx and xx and lender xx. The new modified principal balance per modification is in the amount of xx with interest rate starting at 5.875 % and borrower promises to pay P&I in the amount of xx beginning on XXX/XX12. The maturity date reflects per modification is 9XX/XX49. This loan was modified 2 times since origination.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value:XX/XX/XX18 |---| 1 (Days) |----| Comment: As per payment history last payment received date isXX/XX/XX18; however tape reflectsXX/XX/XX18. Tape Source: Initial Tape Type:
xx   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 503   Variance: -143   Variance %: -0.28%   Comment: As per note maturity term months are 360; however tape reflects 503.   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value: Not Applicable   Tape Value: 412   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX/XX/XX11 Variance: Variance %: Comment: No discrepancy. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification Agreement consists of principle forgiven. As per MOD dated XX/XX/XX12, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second & third anniversaries of XX/XX/XX12 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount."	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxx and the value of the collateral is xxx; however, the unsecured portion is xx."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA State. The following state disclosures are missing in the loan files.

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer Recommendation Disclosure
 Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40295907	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,692.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.183%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	3 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.845%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$517,934.70	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	As per the updated title report dated XX/XX/xx18, the subject mortgage is dated xx with lender as xx
The chain of assignment is complete the current assignee is xx
There is a junior mortgage recorded on xx in the amount of xx and in the favor of xx.
There is a junior mortgage recorded on xx in the amount of xx and in the favor of xx
There is a junior mortgage recorded on xx in the amount of xx and in the favor of xx
2018-19 1st Installment are due in the amount of xx.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx	Collections Comments:As per the comments the loan is currently Performing. No Foreclosure or bankruptcy information has been found, RFD stated by the borrower had been Curtailment of income due to Property damage. As per the comments dated XX/XX/XX17 the property had a Mold Damage and the repairs have been made and now they have a new renter. RFD Curtailment of Income due to House repairs. No further damage information has been found in the comments.
The loan had been last modified on xx, with a new principal balance amount is xx of which xx is forgiven. The starting rate of interest has been reduced to 2% and P&I of xx with payment starting fromXX/XX/XX10 till xx.The rate of Interest increases by 1% from XX/XX/XX15 till XX/XX/XX16, then from XX/XX/XX17 the ROI will be 4.5% till the maturity date for 296 months.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	As per the step modification agreement made on XX/XX/XX10 between xx and xx
The new principal balance amount is xx of which xx is forgiven. The starting rate of interest has been reduced to 2% and P&I of xx with payment starting fromXX/XX/XX10 till xx.The rate of Interest increases by 1% from XX/XX/XX15 till XX/XX/XX16, then from XX/XX/XX17 the ROI will be 4.5% till the maturity date for 296 months.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower #2 Middle Name Loan Value: xx Tape Value: B |---| |----| Comment: Per note the name is xx Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XXX   Tape Value:XXX   Variance:    Variance %:    Comment: origination lender is xxx FSB   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 465   Variance: -105   Variance %: -0.23%   Comment: original term 360   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value:XXXX   Variance:    Variance %:    Comment: address is correcdt   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX42   Tape Value: 6XX/XX42   Variance: 61 (Days)   Variance %:    Comment: maturity date is 4XX/XX42   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 285   Tape Value: 287   Variance: -2   Variance %: -0.01%   Comment: stated remaining term calculated automatically   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 3 Family Tape Value: 2 Family Variance: Variance %: Comment: Per appraisal report the type is 3 family. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The forgiven amount exceeds more than 2% of modified balance.
The loan was modified on xx. As per the modification agreement the new principal balance would be xx. The lender has agreed to forgive unpaid amounts of xx. The forgiven amount is exceeding 2% of modified principal balance."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated Business form is missing in the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* Property Damage (Lvl 2)     "As per the comments dated XX/XX/XX17 the property had a Mold Damage and the repairs have been made and now they have a new renter. No further information regarding the damage estimate or claim filed has been found in the comments."
* Missing Required State Disclosures (Lvl 2)     "The required state disclosure are missing in the loan files.Impound Account Disclosure, Cosigner Notice, Private Mortgage Insurance Disclosure,Earthquake Disclosure forCondominiums, Hazard Insurance Disclosure,Insurer RecommendationDisclosure, xx Fair Lending Notice, Anti-Tying Disclosure, Privacy Notice,Notice of Right to Copy of Appraisal, Application for Credit-Married Persons, Fair Debt Collection Notice,Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application.)"
* Operative index value is unable to confirm (Lvl 2)     "Unable to Confirm operative index value due to missing documents."
																																																																																								* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40658854	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$793.64	$1,587.28	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.230%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.934%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$131,087.06	Not Applicable	2.700%	xx	XX/XX/XX11	Financial Hardship	As per the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lender xx and recorded on xx The Chain of assignment has been completed. Currently, the mortgage of assignment is with xx
There are 5 hospital judgments and 1 civil judgment against the borrower.
The first hospital judgment was recorded on xx in the amount of xx in the favor of xx
The second was recorded on xx in the amount of xx in the favor of xx.
The third was recorded on xx in the amount of xx in the favor of xx
The fourth was recorded on xx xx in the favor of xx and the last was recorded on xx in the amount of xx in the favor of xx
The civil judgment was recorded on xx in the amount of xx in the favor of xx
The 2016-17 and 2018 county taxes are paid in the amount of xx and the 2018 2nd installment county were due on XX/XX/XX18 in the amount of xx.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 2 months. The last payment was received on 8XX/XX18 in the amount of xx(PITI). The next due date is 7XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx The borrower has made last payment as per the original note.
Collections Comments:The current status of loan is in foreclosure. As per tape the process of foreclosure has been initiated. The file was referred to an attorney and the complaint was filed on xx.However the servicing comments are available tillXX/XX/XX18.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 2 months. The last payment was received on 8XX/XX18 in the amount of xx(PITI). The next due date is 7XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 4.750%. The UPB is reflected in payment history is in the amount of xx The borrower has made last payment as per the original note.
The loan has modified since the origination, the modification agreement was made between the lender xx. and the borrower xx on xx
The first payment was due on XXX/XX11 and the maturity date is xx new UPB as per modification is xx The monthly P&I is in the amount of xx with the interest rate of 2.700%.
The loan has not been modified prior to this.

The reason for default as per servicing comments is curtailment of income. The subject property is in average condition, no comments regarding the damage or repair has been found. The occupancy is unable to determine as per servicing comments.

Foreclosure Comments:As per tape the process of foreclosure has been initiated. The file was referred to an attorney and the complaint was filed on xx.However the servicing comments are available tillXX/XX/XX18.
Bankruptcy Comments:Not Applicable	The modification agreement was made between the lender xx and the borrower xx on xx
The first payment was due on XXX/XX11 and the maturity date is xx. The new UPB as per modification is xx The monthly P&I is in the amount of xx with the interest rate of 2.700%.
The loan has not been modified prior to this.
Affiliated Business Disclosure Prepayment Penalty Rider	Field: Lender Name Loan Value: xxx, FSB a Federal Savings Bank Tape Value:XXX |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 529   Variance: -169   Variance %: -0.32%   Comment: per note maturity date 360   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date Loan Value: 1XXX/XX05 Tape Value: XX/XX/XX05 Variance: -13 (Days) Variance %: Comment: As per the original note the subject mortgage was originated on 1XXX/XX05 however tape reflects as XX/XX/XX05. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine as per the available loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the updated title report dated XX/XX/XX18 the 2018 2nd installment county were due on XX/XX/XX18 in the amount of xx."
* Settlement date is different from note date (Lvl 2)     "As per the final HUD-1 the settlement date is xx which is one day after the note date . However the note date is xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* Prepayment Rider Missing (Lvl 2) "The original note contains the prepayment penalty ,however the prepayment penalty rider is missing in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11671768	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$5,068.00	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.910%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.083%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$491,011.22	Not Applicable	3.575%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx which was recorded on xx in the amount of xx with Instrument#xx.
The chain of assignment has been completed as the loan was originated with xx
There is a junior mortgage active against the property in the favor xx., which was originated on xx and was recorded on xx in the amount of xx with Instrument# xx
Also, Four Municipal liens active against the property in the favor of xx in the collective amount of xx The details of the liens are as follow:
1. The first lien was recorded on xx in the amount of xx
2. The second lien was recorded on xx in the amount of xx
3. The third lien was recorded on xx in the amount of xx
4. The fourth lien was recorded on xx in the amount of xx
The County 1st and 2nd installments of taxes 2018-2019 are due on XX/XX/xx18 in the amount of xx and onXX/XX/XX19 in the amount of xx respectively.
No prior years delinquent taxes have been found.

According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date for the payment is 7XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The current UPB reflected as per the payment history is in the amount of xx The borrower has been making the payments as per the Modification agreement dated xx	Collections Comments:According to the servicing comments, the loan is in collections and the next due date for the payment is 7XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The current UPB reflected as per the payment history is in the amount of xx The borrower has been making the payments as per the Modification agreement dated 6XX/XX12.
Recent comments do not validate any reason for default.
The loan had been modified on xx The unpaid principal balance was xx with the interest rate 3.575% which steps up in 2 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX12. The maturity date will be on xx
The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX16. The complaint was filed onXX/XX/XX16. The foreclosure sale was scheduled for 8XX/XX16. However, it was put on hold due to reinstatement of the loan. However, no further details have been found.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx The Motion For Relief from stay was granted on xx "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx The value of collateral that supports the claim amount is xx No comments indicating a cram down.” The case was discharged on xx and was terminated on xx
The comment datedXX/XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx The complaint was filed on xx The foreclosure sale was scheduled for 8XX/XX16. However, it was put on hold due to reinstatement of the loan. However, no further details have been found.
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the case# xx on xx The Motion For Relief from stay was granted on 1XXX/XX10. "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx The value of collateral that supports the claim amount is xx No comments indicating a cram down.” The case was discharged on xx and was terminated on xx	This step modification agreement was signed between the borrower xx and the lender xx on xx
The unpaid principal balance was xx with the interest rate 3.575% which steps up in 2 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX12. The maturity date will be on xx
Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank, Its Successor and/or Assignees Tape Value:XXX |---| |----| Comment: Lender name per Note is xxx, FSB, a Federal Savings Bank, Its Successor and/or Assignees Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:XX/XX/XX16 Tape Value: 5XX/XX16 Variance: -24 (Days) Variance %: Comment: S&C Filing Date isXX/XX/XX16.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the review of the updated title report dated XX/XX/XX18, there are 4 Municipal liens active against the property in the favor of xx in the collective amount of xx. The details of the liens are as follow:
1. The first lien was recorded onXX/XX/XX17 in the amount of xx
2. The second lien was recorded onXX/XX/XX13 in the amount of xx
3. The third lien was recorded onXX/XX/XX15 in the amount of xx
4. The fourth lien was recorded onXX/XX/XX16 in the amount of xx
The subject property is located at "xx" state and there is a risk of property getting foreclosed due to the above unpaid liens. It can be cured by paying the above liens with accrued interest and late charge if any."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The loan was modified on xx between the borrower xx and lender xx. As per the modified terms, new principal balance is xx. The principal was forgiven in the amount of xx. However, the forgiven amount exceeds 2% of modified principal."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the review of the updated title report dated XX/XX/XX18, the subject mortgage is on lower lien position as there are 4 Municipal liens active against the property in the favor of xx in the collective amount of xx	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1, the settlement date is xx  which is later than Note date i.e xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in the xx. The following state disclosures are missing from the loan file:
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Earthquake Disclosure for Condominiums.
5. Hazard Insurance Disclosure.
6. Insurer Recommendation Disclosure.
7. xxFair Lending Notice.
8. Anti-Tying Disclosure.
9. Privacy Notice.
10. Notice of Right to Copy of Appraisal.
11. Application for Credit-Married Persons.
12. Fair Debt Collection Notice.
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx No comments indicating a cram down.”"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96656670	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$5,920.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.213%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	46.385%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX07	$488,244.32	Not Applicable	7.500%	xx	XX/XX/XX07	Financial Hardship	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx and was recorded on xx in the amount of xx with xx
Chain of assignment has not been completed.
There is no any active lien and judgment on the subject property..
Taxes have been due in the total amount of xx for the year 2008-2019.
No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx	Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Recent servicing comment datedXX/XX/XX18 states that repairs on the subject property has not been completed due to delay. The borrower stated that repair regarding the flooring was yet to be completed. The comment datedXX/XX/XX18 states that borrower was working on repairs regarding the flooring. The repairing amount has not been not mentioned in the comment. No details were found regarding the insurance claim.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on xx between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 7.500 % and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX07. The maturity date as per modification is xx This loan was modified once.	Missing Required State Disclosures Loan Program Info Disclosure Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, A Federal Saving Bank Tape Value:XXX |---| |----| Comment: As per note lender name is xxx, FSB. Tape Source: Initial Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX05   Tape Value:XX/XX/XX05   Variance: 10 (Days)   Variance %:    Comment: As per note document date isXX/XX/XX05.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.213%   Tape Value: 0.000%   Variance:    Variance %: 5.21%   Comment: As per note original stated rate is 5.213%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value:XXXXE   Variance:    Variance %:    Comment: As per note property address street is XXXX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX35 Tape Value: XXX/XX35 Variance: -14 (Days) Variance %: Comment: As per note maturity date isXX/XX/XX35. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Missing Required State Disclosures (Lvl 2) "Following disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.xx Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Fair Debt Collection Notice
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Mortgage  (Lvl 2)     "ubject loan was originated under jumbo loan category."
* Settlement date is different from note date (Lvl 2)     "The note date is xx and the settlement date as per HUD1 is xx, which is different from each other"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "Recent servicing comment datedXX/XX/XX18 states that repairs on the subject property has not been completed due to delay. The borrower stated that repair regarding the flooring was yet to be completed. The comment datedXX/XX/XX18 states that borrower was working on repairs regarding the flooring. The repairing amount has not been not mentioned in the comment. No details were found regarding the insurance claim."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "As per the updated title report dated on XX/XX/XX18, states that the chain of assignment is missing."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42738372	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$845.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.890%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$98,663.54	Not Applicable	5.750%	xx	XX/XX/XX09	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx and recorded on xx with the Lender Wxx for the amount of xx
The chain of assignment has not been completed. Currently the assignment is with the xx The correct assignment should be with xx
There is one active junior judgment against the borrower xx in favor of xx for the amount of xx which was recorded on xx
The 2016 and 2017 county annual taxes are paid for the amount of xx and xx.
The 2018 first installment county taxes are paid for the amount of xx.
The 2018 second installment county taxes are due for the amount of xx which was due on 5XX/XX19.
No, any prior delinquent taxes are found.

According to the payment history as of dated 1XXX/XX18, the borrower is current with loan and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 6.500% which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx However, the borrower is making payment as per the modification agreement rate.	Collections Comments:The loan is active in collection and next due forXX/XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 6.500% which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx However, the borrower is making payment as per the modification agreement rate.
As per the comment datedXX/XX/XX16, the reason for default is martial problems.
The borrower is currently making payment as per the modification agreement which was made on xx between the borrower xx and lender xx.  According to modified terms, the new principal balance is xx The borrower promise to pay in 7 steps beginning on 5.750% to 6.500% beginning onXX/XX/XX09 till maturity date xx However, the borrower is currently making payment as per the 7th steps for the amount of xx with an interest rate of 6.500%.
No, any foreclosure activity has been found.
The borrower yet not filed bankruptcy.
As per the comment dated XXX/XX14, the subject property was damaged. The eyeball damaged for the estimated amount of xx The nature of the damage is unavailable. No details were found regarding the insurance claim. The latest BPO reports are not available. Details regarding repairs are unavailable. The latest collection comments does not reflect any damage to the subject property.
As per the comment dated xx the subject property is owner occupied.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The borrower is currently making payment as per the modification agreement which was made on xx between the borrowerxx and lender xx. According to modified terms, the new principal balance is xx The borrower promise to pay in 7 steps beginning on 5.750% to 6.500% beginning onXX/XX/XX09 till maturity date xx However, the borrower is currently making payment as per the 7th steps for the amount of xx with an interest rate of 6.500%.	ARM Rider Credit Application Affiliated Business Disclosure Loan Program Info Disclosure	Field: Lender Name Loan Value: xxx, FSB, A Federal Savings Bank. Tape Value:XXX |---| |----| Comment: The original note reflects the lender name is xxx, FSB, A Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 528   Variance: -168   Variance %: -0.32%   Comment: The note original terms are reflected as 360 months.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 5XX/XX49 Variance: -14 (Days) Variance %: Comment: The modification maturity date isXX/XX/XX49 and note maturity date isXX/XX/XX35. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is not signed by the borrower."	* Mortgage - Missing required ARM Rider (Lvl 2) "The loan type is ARM. However, the ARM rider is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "As per the note, recorded mortgage, final title policy and appraisal report shows the subject property address as “xx”. However, the tax certificate shows the “xx”. The zip code is different."
* Application Missing (Lvl 2)     "The final application is missing from the loan file. However, the occupancy type is investment property which is document located at “xx”."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. Currently the assignment is with the xx. The correct assignment should be with xx."
* Settlement date is different from note date (Lvl 2)     "The settlement date is xx and note date is xx. However, the settlement date is different from note date."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated XXX/XX14, the subject property was damaged. The eyeball damaged for the estimated amount of xxhe nature of the damage is unavailable. No details were found regarding the insurance claim. The latest BPO reports are not available. Details regarding repairs are unavailable. The latest collection comments does not reflect any damage to the subject property."
																																																																																								* Cash out purchase (Lvl 2) "As per the final HUD-1, the gross amount due from borrower for the amount of xx and less amount paid by the borrower for the amount of xx.However, the cash to borrower for the amount of xx										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$5,000.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78061547	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$897.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	34.318%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$149,431.16	Not Applicable	5.000%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lenderxx which was recorded on xx
The chain of the assignment has not been found.
There are 10 Muni/city/code liens in the favor of xx in the amount of xx which was recorded on different dates.
There is a civil judgment in the favor of xx. in the amount of xx which was recorded on xx
There is a renewed judgment in the favor of xx in the amount of xx which was recorded on xx
There is a civil judgment in the favor ofxx in the amount of xx which was recorded on xx
There is a civil judgment in the favor of xx in the amount of xx which was recorded on xx
There is a civil judgment in the favor of xx in the amount of xx which was recorded on xx
There is a civil judgment in the favor of xx in the amount of xx which was recorded on xx
2018-2019 county tax 2nd installment is due in the amount of xx on 5XX/XX19.
2018-2019 county tax 1st installment has been paid in the amount of xx.
2017 county tax annual installment has been paid in the amount of xx.
2016 county tax annual installment has been paid in the amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx	Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX18, the payment applied date was 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx
As per the comment datedXX/XX/XX18, the reason for default is an excessive obligation.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx and the xx dated on xx
The Unpaid principal Balance is xx with interest rate 5.00% which steps up in 2 steps ending at 5.00%. The borrower promises to pay the monthly  P&I of xx beginning from 7XX/XX09. The maturity is dated on xx
As per the collection comments, the bankruptcy has not been filed.
No evidence has been found regarding the foreclosure proceedings on the subject property in the servicing comments.
As per the comment datedXX/XX/XX18, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower xx and the xx dated on xx
The Unpaid principal Balance is xx with interest rate 5.00% which steps up in 2 steps ending at 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 7XX/XX09. The maturity is dated on xx	Affiliated Business Disclosure Loan Program Info Disclosure	Field: Lender Name Loan Value:XXX Tape Value:XXX |---| |----| Comment: As per note, lender name is xxx, FSB. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 509   Variance: -149   Variance %: -0.29%   Comment: As per note, maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:XX/XX/XX17 Variance: Variance %: Comment: No evidence has been found regarding the foreclosure proceedings on the subject property in the servicing comments.&#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD is not signed by the borrower."
* Water/Sewer Taxes (Lvl 3)     "The review of the updated title report dated xx shows that there are 10 Muni/city/code liens in the favor of xxn in the amount of xx which was recorded on different dates.
The subject property is located in xx
There is a possibility of foreclosure due to above unpaid city liens. These can be cured by paying off the city liens with accrued interest and late charges if any."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date is xx which is not consistent with the note and HUD."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD, the settlement date is xx which is not aligned with the note date."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74713164	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$1,444.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.986%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$216,538.71	Not Applicable	3.525%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and it was recorded on xx in favor of xx. The chain of assignment is not found. The current assignee is xx
There is one judgment against the name of borrower in favor of xx which was recorded on xx the judgment amount is not mentioned.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.

According to the updated title report dated XX/XX/xx18 the subject mortgage is at second lien position as there is one water/sewer lien on the subject property in favor xx which was recorded on xx The subject property is located in State of xx. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees.
Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.250% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The unpaid principal balance as per the latest payment history is xx The borrower has been making payments as per the modification made on xx	Collections Comments:The loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 4.250% for the due date of 7XX/XX18. The next due date is 8XX/XX18. The unpaid principal balance as per the latest payment history is xx The borrower has been making payments as per the modification made on xx
The loan has been modified once since origination. The loan was modified with an effective date of xx and according to the mod the new principal balance is xx to a step modification and the rate was starting from 3.525%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX13 with a new maturity date of xx The rate changes in 2 steps ending at 4.250%.

The borrowers intention is retention. The borrower is trying to bring the account current. The borrower did not filed bankruptcy.
There is no evidences of foreclosure.
The latest comment datedXX/XX/XX18 state that the property is owner occupied.
No visible damages were reported to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified once since origination. The loan was modified with an effective date of xx and according to the mod the new principal balance is xx to a step modification and the rate was starting from 3.525%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX13 with a new maturity date of xx The rate changes in 2 steps ending at 4.250%.	Missing Required State Disclosures ARM Rider Affiliated Business Disclosure	Field: Lender Name Loan Value: xx Tape Value:XXX |---| |----| Comment: As per note the lender is xxx; however tape data showsXXX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per mod the amortization type is Step; however tape data shows fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 525   Variance: -165   Variance %: -0.31%   Comment: Loan original maturity term months are 360; however tape data shows 525.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX40   Tape Value: 7XX/XX49   Variance: 3287 (Days)   Variance %:    Comment: acording to the mod maturity date is 7XX/XX40; however tape data shows 7XX/XX49.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 264 Tape Value: 372 Variance: -108 Variance %: -0.29% Comment: dates from note entered into system from original note....tape figures appear to be incorrect&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX18 the subject mortgage is at second lien position as there is one water/sewer lien on the subject property in favor of "xx" which was recorded on xx in the amount of xx. The subject property is located in xx. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."
* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there is one water/sewer lien on the subject property in favor of "xx" which was recorded on xx in the amount of xx. The subject property is located in State of xx. There is a risk of the property to be getting foreclosed due to above unpaid lien. This can be cure if above unpaid lien will paid in full with unpaid interest and late fees."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date is xx which is not consistent with note date xx as well as settlement date xx."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx which is after the note date xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State and the required disclosures are missing from the loan file as follow.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Mortgage - Missing required ARM Rider (Lvl 2)     "This is ARM Pick a payment loan but ARM rider is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to the updated title report dated XX/XX/XX18 the chain of assignment is not found. The current assignee is xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96653015	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,324.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX10	$125,900.70	Not Applicable	2.125%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18, the subject mortgage was originated on XX/XX/xx07 with xxx, FSB for the amount of XXXX and it was recorded on 4XX/XX07.

Active liens/judgments/prior or junior Mortgage:

1.There is an active Junior Civil Judgment againsxxin the amount of xx in favor of xx and it was recorded on XX/XX/xx10.

1st installment of 2018-2019 year County taxes of xx were paid off on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.
No prior years delinquent taxes are found in the updated title report.
The review of updated payment history as ofXX/XX/XX18, the loan is currently delinquent for +30 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx Borrower is currently making payments according to the loan modification agreement which was made on 8XX/XX10.
Collections Comments:The loan is currently delinquent for +30 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx Borrower is currently making payments according to the loan modification agreement which was made on xx
The comment datedXX/XX/XX18 states that the reason for default is borrower's curtailment of income.
No foreclosure proceedings details are available in the latest 24 months servicing comments.
There is no information found in the PACER regarding filing of Bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was made between lender xx with the borrower xx on xx As per the modified term the new principal balance xx with interest rate 2.125 % which steps up in 4 steps ending at 4.625%. The borrower promises to pay the monthly P&I of xx beginning from 8XX/XX10. The maturity is dated on xx
However, the borrower has been making the payment as per the current modification agreement.
Missing Required State Disclosures Affiliated Business Disclosure Credit Application Missing Dicsloures	Field: Lender Name Loan Value: XXX Tape Value:XXX |---| |----| Comment: As per Note document Lender name is xxx,FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was FIXED. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 505 Variance: -145 Variance %: -0.29% Comment: As per Note document Loan Original Maturity term months 360. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by borrower."	* Missing Required State Disclosures (Lvl 2) "The following state xx disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application / 1003 is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date is given in th final HUD-1 as xx but Note date is xx"
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "The ROR transaction date is xx but the original Note date is xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34881134	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,481.22	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.920%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$318,983.70	$46,429.70	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx which was recorded on xx with the lender xx
The chain of assignment has been completed. There is a civil judgment in the amount of xx which was recorded on xx in favor of xx
There is a tax lien in the amount of xx held by xx recorded xx However, the subject property address does not match.
There is a Mechanic lien in the favor of xx in the amount of xx which was recorded on xx
There is a Hospital lien in the favor of xx which was recorded on xx However, the amount of lien has not been provided.
There is a UCC lien in the favor of xx which was recorded on xx However, the amount of lien has not been provided.
The annual county taxes of 2017-2018 have been paid in the amount of xx.
The first installment county taxes of 2018-2019 have been paid in the amount of xx.
The second installment county taxes of 2018-2019 are due in the amount of xx.
No delinquent taxes have been found for the prior year.
The review of the payment history shows that the borrower has been delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. As per payment history, the current P&I is xx and PITI is xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 8XX/XX18. The debtor xx had filed the bankruptcy under xx with the case#xx on xx and the plan has not been confirmed yet. The schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx No comment indicating a cram down has been found. The bankruptcy was discharged on xx and terminated on xx The date of the last filing bankruptcy was xx The foreclosure was initiated and the sale was scheduled on XX/XX/XX16. According to the comment dated XX/XX/XX16, the foreclosure was placed on hold due to reinstatement. The review of the payment history shows that the borrower has been delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX18. As per payment history, the current P&I is xx and PITI is xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx The borrower has been making the payments as per the modification agreement. The loan modification agreement was made between the borrower xx and the lender xx on xx The loan has been modified once since origination. No damage and repairs have been found. The subject property is owner-occupied.

Foreclosure Comments:The foreclosure was initiated and the sale was scheduled on xx According to the comment dated xx the foreclosure was placed on hold due to reinstatement.

Bankruptcy Comments:The debtor xx had filed the bankruptcy under xx with the case#xx on xx and the plan has not been confirmed yet. The schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx No comment indicating a cram down has been found. The bankruptcy was discharged on xx and terminated onXX/XX/XX13. The date of the last filing bankruptcy was xx	The loan modification agreement was made between the borrower xx and the lender xx on xx The modified principal balance is xx The borrower promises to pay P&I in the amount of xx with an interest rate of 2% beginning from XX/XX/XX11 with the maturity date of xx There is no provision for the balloon payment and it has 4 modification steps. The principal balance in the amount of xx has been forgiven. The deferred balance is reflected as xx The loan has been modified once since origination.	Affiliated Business Disclosure Credit Application Missing Required State Disclosures	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: The lender name is xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 549   Variance: -189   Variance %: -0.34%   Comment: The loan maturity term months are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: XXXX Variance: Variance %: Comment: The property address street isXXXX. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made on xx As per the modified terms, the new principal balance is xx The borrower promises to pay xx monthly with a modified interest rate 2.00% beginning from XX/XX/XX11 with a maturity date xx The principal balance in the amount of xx has been forgiven. However, the forgiven amount exceeds 2% of the modified principal balance."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date as per final HUD1 is xx  which is different from Note date of xx
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule-D in Voluntary petition shows that xx as unsecured portion out of claim amount of xx No comment indicating a cram down has been found."
* Application Missing (Lvl 2)     "The final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of xx The following state disclosures are missing from the loan file.
1.Impound Account Disclosure.
2.Cosigner Notice.
3.Private Mortgage Insurance Disclosure.
4.Earthquake Disclosure for condominiums.
5.Hazard Insurance Disclosure.
6.Insurer RecommendationDisclosure.
7.xx Fair Lending Notice.
8.Anti-Tying Disclosure.
9.Privacy Notice.
10.Notice of Right to Copy of Appraisal.
11.Application for Credit-Married Persons.
12.Fair Debt Collection Notice.
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supporting documents are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25471460	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,714.33	7/XX/XX21	Unavailable	Unavailable	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.763%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$134,402.82	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx
The chain of the assignment has not been provided. Currently the assignment is with the lender xx
There is an active junior mortgage against the subject property on behalf of xx for the amount of xx which was recorded on xx
2017 taxes have been paid in the amount of xx.
No prior year’s delinquent taxes have been found.
The Payment History as of 1XXX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to till date. The delinquency has been done for 2 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 4.625%. The current unpaid principal balance is in the amount of xx The borrower has been making payments as per loan modification agreement which was effective from xx	Collections Comments:The loan is in active bankruptcy. The Payment History as of 1XXX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to till date. The delinquency has been done for 2 month. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 4.625%. The current unpaid principal balance is in the amount of xx The borrower has been making payments as per loan modification agreement which was effective from xx
This Step modification agreement was made between lender xx with the borrower xx on xx As per the modified term the new principal balances xx. The borrower promises to pay the monthly  P&I of xx at the step rate of interest starting from 2.00% beginning from 8XX/XX10 to the maturity  xx
As per Servicing comment datedXX/XX/XX16 the reason for default is Death in Borrowers Family.
As per seller tape data, the foreclosure was initiated in 2018 the file was referred to an attorney and the complaint was filed on 9XX/XX18. As per collection comment unable to determine the current status. As we have collection comment tillXX/XX/XX18.
The borrower xx had filed bankruptcy under xxplan with case# xx on xx and the plan was confirmed on xx As per Order of Confirming xx plan, the debtor shall pay to the trustee xx for 37 months effective date of the plan is xx creditor xx had filed POC on xx with a secured claim amount xx and the arrears of xx
No damage to the subject property had been observed.

Foreclosure Comments:As per seller tape data, the foreclosure was initiated in 2018 the file was referred to an attorney and the complaint was filed on 9XX/XX18. As per collection comment unable to determine the current status. As we have collection comment tillXX/XX/XX18.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xxplan with case# xx on xx and the plan was confirmed on xx As per Order of Confirming xx plan, the debtor shall pay to the trustee xxx0 for 37 months effective date of the plan is xx creditor xx had filed POC on xx with a secured claim amount xx and the arrears of xx	This Step modification agreement was made between lender xx.with the borrower xx on xx As per the modified term the new principal balance xx The borrower promises to pay the monthly P&I of xx at the step rate of interest starting from 2.00% beginning from 8XX/XX10 to the maturity xx

Missing Required State Disclosures Credit Application Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: 16-27257 Tape Value: 1627257 |---| |----| Comment: As per PACER Report Bankruptcy case number is 16-27257. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 9XX/XX18   Tape Value: 8XX/XX18   Variance: -35 (Days)   Variance %:    Comment: As per Payment history last payment received on 9XX/XX18.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xxx,FSB, A Federal Savings Bank   Tape Value:XXX   Variance:    Variance %:    Comment: As per ARM Note document the lender name is xxx,FSB, A Federal Savings Bank.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 509 Variance: -149 Variance %: -0.29% Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 149 months to the term and the new Term in Months is 434. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "Prepayment Term Test: FAIL Loan Data 36Months Comparison Data 0 Months Variance 36Months.
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of xx The following required State Disclosure is missing in the loan file.
1.Explanation of Personal Obligation
2.Marital Property Act Disclosure
3.Pre-Application Fee Disclosure
4.Choice of Insurance Disclosure
5.Escrow Disclosure
6.Co-Signer Notice
7.Tattle Tale Notice under the Marital Property Act"
* Application Missing (Lvl 2)     "Final loan application / 1003 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the Operative Index value. As per the supportive Documents is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Prepayment Term Test: FAIL Loan Data 36Months Comparison Data 0 Months Variance 36Months."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86006898	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$6,465.92	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.190%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	40.500%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$115,623.82	$46,773.61	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx which was recorded on xx
The chain of the assignment has been missing.
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There are two state tax liens in the total amount of xx  and filed by xx
Annual county taxes have been due in the amount of xx for the year 2018-2019.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 30 days. The last payment was received in the amount ofXX/XX/XX18 on 6XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the mod terms.
The borrower is currently 2 month behind his scheduled payments.
Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in ----- condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
 No information is available to understand the current status of foreclosure process.
No Bk was filed by the borrower till date.
Review of the payment history provided from  9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 30 days. The last payment was received in the amount ofXX/XX/XX18 on 6XX/XX18 which was applied for the due date of 6XX/XX18. The next due date is xx Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the mod terms.
The borrower is currently 2 month behind his scheduled payments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx beginning from 7XX/XX10. The new principal balance is xx The maturity date is xx Rate will be changed in 4 steps.
Forgiven amount is xx	Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: xx Tape Value:XXX |---| |----| Comment: lender on orig note is xx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 526   Variance: -166   Variance %: -0.32%   Comment: orig term was 360, term was extended with mod   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXTape Value: XXXXO   Variance:    Variance %:    Comment: same address   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: not in foreclosure at this time Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made on xx between borrower and Lender.According to the modification agreement the new modified principal balance is xx In addition to this the lender agrees to forgive the principal balance in the amount of xx which exceeds more than 2.00% of the modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not signed by the borrower."	* Active State Tax Lien Judgement. (Lvl 2) "Updated title report dated on XX/XX/XX18 shows that there are two state tax liens against the subject borrower in the total amount of xx which were recorded on xx and xx respectively and was filed by the xx
* Title shows an assignment chain break (Lvl 2)     "Updated title report dated on XX/XX/XX18 shows that the chain of assignment is missing."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the final HUD1 the settlement date is xx and the note date is xx which is different from each other."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92019984	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,480.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.560%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$190,901.04	Not Applicable	5.750%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx with instrument# xx in the amount of xx with xx
The chain of the assignment is completed.
The subject property is located in xx state. There is a risk of subject property being foreclosed due to above unpaid liens. This can be cured by paying off the above unpaid liens with late charges and accrued interest,
There is municipal  lien is against the property in the favor of xx In the amount of xx which is recorded on xx
The 2017 annual taxes are paid in the amount ofxx
There are no delinquent taxes are found
According to the payment history as of 1XXX/XX18 the borrower is making regular payments and the next due is onXX/XX/XX18. The last payment was received date onXX/XX/XX18 in the amount of xx which was applied for the due date wasXX/XX/XX18. The UPB reflected in the amount of xx The borrower has been paying as per the modification agreement.	Collections Comments:The loan is in collection currently
According to the payment history as of  1XXX/XX18 the borrower is making regular payments and the next due is onXX/XX/XX18. The last payment was received date onXX/XX/XX18 in the amount of xx which was applied for the due date wasXX/XX/XX18. The UPB reflected in the amount of xx The borrower has been paying as per the modification agreement.
The 2017 annual taxes are paid in the amount ofxx
There are no delinquent taxes are found
No damages or repairs are reported in the servicing comments. The property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between xx (borrower) and xx (lender) on xx The new principal balance is xx This is a step modification having 7 steps. The interest rate starts at 5.750% and P&I starts at xx.	Credit Application Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure Right of Rescission	Field: Lender Name Loan Value: xxk Tape Value:XXX |---| |----| Comment: The Note reflects the lender name xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Original Note Amortization type is ARM   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 523   Variance: -163   Variance %: -0.31%   Comment: The Note reflects the loan original maturity terms months 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value:XXXX   Variance:    Variance %:    Comment: The Original Note reflects address xx 6   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX49 Tape Value: 1XXX/XX49 Variance: -14 (Days) Variance %: Comment: The Note reflects the Original Stated Maturity dateXX/XX/XX36.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between xx(borrower) and xx (lender) on xx The modified balance is xx from which xx is forgiven and xx is interest bearing amount."
* Title Review shows major title concern (Lvl 4)     "There is municipal lien is against the property in the favor of xx, In the amount of xx which is recorded on xx The subject property is located in xx There is a risk of subject property being foreclosed due to above unpaid liens. This can be cured by paying off the above unpaid liens with late charges and accrued interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the updated title report dated XX/XX/XX18 the lien position of the subject mortgage is second because, there is municipal lien is against the property in the favor of xx, In the amount of xx which is recorded on xx The subject property is located in xx There is a risk of subject property being foreclosed due to above unpaid liens. This can be cured by paying off the above unpaid liens with late charges and accrued interest."	* Application Missing (Lvl 2) "Application is missing from loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from loan file."
* Operative index value is unable to confirm (Lvl 2)     "As per note operative index value is unable to determine."
* Missing Required Disclosures (Lvl 2)     "List Of service providers is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test: FAIL the ROR is missing in from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE result is Moderate because this loan has failed TILA Right of Rescission Test. The ROR is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92890930	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	$0.00	$2,688.48	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.767%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.964%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$178,752.69	Not Applicable	3.250%	xx	XX/XX/XX16	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xxWhich was recorded on xx Chain of assignment of assignment has been completed. Currently, the mortgage is with xx Which was recorded on xx subject mortgage is at other lien position as updated title report dated XX/XX/xx18 shows two Muni/City/Code Liens open against the subject property in the total amount of xx held by xx. The subject property is located in xx State and there can be possibility of foreclosure due to this unpaid non mortgage lien in the below such as:
1. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
2. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
There are two junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1. State Tax liens in the amount of xx in the favor of xx recorded on xx
2. State Tax liens in the amount of xx in the favor of xx, recorded on xx
There is county property taxes have been in the below such as:
1. 2018-2019 1st county annual taxes have been due in the amount of xx and recorded on XX/XX/xx18.
2. 2018-2019 2nd county annual taxes have been due in the amount of xx and recorded on XX/XX/XX19.
3. 2017-2018 1st county annual taxes have been paid in the amount of xx and recorded on XX/XX/xx17.
4. 2017-2018 2nd county annual taxes have been paid in the amount of xx and recorded on XX/XX/xx18.
Review of the payment history provided for the period from 09XX/XX15 till XX/XX/XX18 shows borrower is more than 30 plus days delinquent. The last payment received was in the amount of xx onXX/XX/XX18 for due dateXX/XX/XX18. The next due date is XX/XX/XX18. Current UPB reflects in the provided payment history in the amount of xx and current interest rate as per payment history tape data is 3.250%. Borrower is doing his payments as per modification agreement.	Collections Comments:According to review of the servicing comment, the borrower interest for the loss mitigation modification program on dated XX/XX/XX18. No further details regarding the foreclosure sale date and bankruptcy were found and reason for default excessive obligations. As per collection comment on dated XX/XX/XX18,however the shows subject property had damage noted XX/XX/XX18 and claim filed xx comment also shows third party will contact to the borrower to after 5 business day to know about more information for how much cost of amount is damages and still are repaired or not.

Review of the payment history provided for the period from 09XX/XX15 till XX/XX/XX18 shows borrower is more than 30 plus days delinquent. The last payment received was in the amount of xx onXX/XX/XX18 for due dateXX/XX/XX18. The next due date is XX/XX/XX18. Current UPB reflects in the provided payment history in the amount of xx and current interest rate as per payment history tape data is 3.250%. Borrower is doing his payments as per modification agreement.

Loan modification agreement was made between xx and lender xx., on dated xx The new modified rate is 3.2500 % and borrower promises to pay P&I in the amount of xx beginning XX/XX/XX16. The new principal balance is xx The maturity date is xx .

As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx,Which was recorded on xx Chain of assignment of assignment has been completed. Currently, the mortgage is with xx Which was recorded on xx subject mortgage is at other lien position as updated title report dated XX/XX/XX18 shows two Muni/City/Code Liens open against the subject property in the total amount of xxheld by xx. The subject property is located in xx State and there can be possibility of foreclosure due to this unpaid non mortgage lien in the below such as:
1. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
2. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
There are two junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1. State Tax liens in the amount of xx in the favor of xx, recorded on xx
2. State Tax liens in the amount of xx in the favor of xx, recorded on xx
There is county property taxes have been in the below such as:
1. 2018-2019 1st county annual taxes have been due in the amount of xx and recorded on XX/XX/XX18.
2. 2018-2019 2nd county annual taxes have been due in the amount of xx and recorded on XX/XX/XX19.
3. 2017-2018 1st county annual taxes have been paid in the amount of xx and recorded on XX/XX/XX17.
4. 2017-2018 2nd county annual taxes have been paid in the amount of xx and recorded on XX/XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between xx and lender xx on dated xx The new modified rate is 3.2500 % and borrower promises to pay P&I in the amount of xx beginning xx The new principal balance is xx The maturity date is xx	Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per tape data Lender name isXXX and as per review it is xxx, FSB. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per tape data Loan original Maturity term Months is 480 and as per review it is 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:XX/XX/XX14 Variance: Variance %: Comment: As per tape data S&C Filing Date isXX/XX/XX14 and as per review it is Not Applicable. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18 shows two Muni/City/Code Liens open against the subject property in the total amount of xx held by xx. The subject property is located in xx State and there can be possibility of foreclosure due to this unpaid non mortgage lien in the below such as:
1. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
2. Muni/City/Code Lien in the amount of xx in the favor of xx recorded on xx

This can be cured by paying the lien with late fees and accrued interest (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 shows two Muni/City/Code Liens open against the subject property in the total amount of xx held by xx which was recorded on xx and xx respectively. The subject property is located in xx State and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying the lien with late fees and accrued interest (if any)."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 not signed all borrowers from the loan file."
* Comment history is incomplete (Lvl 3) "Comment history is available from XXX/XX11 to XX/XX/XX18. However, we require the latest 24 months comment history. Comment history missing from 1XXX/XX16 to XX/XX/XX16,XX/XX/XX17 toXX/XX/XX17 andXX/XX/XX17 toXX/XX/XX17."	* Property Damage (Lvl 2) "As per collection comment on dated XX/XX/XX18,however the shows subject property had damage noted XX/XX/XX18 and claim filed xx comment also shows third party will contact to the borrower to after 5 business day to know about more information for how much cost of amount is damages and still are repaired or not."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
9.Application for Credit-Married Persons
10.Fair Debt Collection Notice
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* State Tax Judgment (Lvl 2)     "There are two junior State Tax liens in the total amount of xx in the favor of xx in the below such as:
1.State Tax liens in the amount of xx in the favor of xx recorded on xx
2.State Tax liens in the amount of xx in the favor of xx, recorded on xx
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per updated title report on datedXX/XX/XX18 ,however the origination name of  document shows in the name borrower is  xx and updated title report shows as xx ."
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is different from note date from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91014769	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,432.34	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.190%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.823%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$220,849.74	Not Applicable	5.225%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and it was recorded on xx with xx
No assignments have been found; however, the current assignment is with lender xx
No Active liens and judgments against the borrower and the subject property have been found.
The 2018-2019 1st installment county taxes are due on XX/XX/xx18 in the amount of xx.
The 2018-2019 2nd installment county taxes are due on XX/XX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payment as per the modification agreement which was made on XX/XX/XX11.

Collections Comments:The loan is currently in the foreclosure and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx
As per the Comment dated XX/XX/XX17, the reason for default is a curtailment of income.
The loan has been modified once since origination. As per the modification agreement which was made on xx the new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.2250%. the borrower promises to pay P&I in the amount of xx beginning from XXX/XX11. The maturity date as per modification is xx There is no deferred and principal forgiven balance have been given in the modification.
No information pertaining to bankruptcy has been found.
As per the servicing comments, the foreclosure was initiated. The file referred to an attorney on XX/XX/XX18 and complaint was filed on same date 1XXX/XX18. However, no further details related to foreclosure have been found.
As per the comment dated XX/XX/XX18 the subject property was occupied by the original owner. No damage/repair pertaining to the subject property has been found. The borrower intention is to keep the property and property is in good condition.

Foreclosure Comments:As per the tape data provided by the seller. The foreclosure was initiated. The complaint was filed on xx However, no further details related to foreclosure have been found.
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on xx between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.2250%. the borrower promises to pay P&I in the amount of xx beginning from XXX/XX11. The maturity date as per modification is xx There is no deferred and principal forgiven balance have been given in the modification. The loan has been modified once since origination.

Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, a Federal Savings Bank, Tape Value:XXX |---| |----| Comment: As per note the lender name is xxx, a Federal Savings Bank; however, tape data reflects withXXX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 519   Variance: -159   Variance %: -0.31%   Comment: As per the note, the Loan Original Maturity Term Months is 360; however, tape data reflects with 519.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. However following required state disclosure are missing from the loan file.
1. ?Impound Account Disclosure.
2. ?Cosigner Notice.
3. ?Private Mortgage Insurance Disclosure.
4. ?Earthquake Disclosure forCondominiums.
5. ?Hazard Insurance Disclosure.
?6. Insurer RecommendationDisclosure.
7. ?xxFair Lending Notice.
?8. Anti-Tying Disclosure.
9. ?Privacy Notice.
10. ?Notice of Right to Copy of Appraisal.
11. ?Application for Credit-Married Persons.
12. ?Fair Debt Collection Notice.
?13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Settlement date is different from note date (Lvl 2)     "As per Hud-1 document, the settlement date is xx and note date is xx However settlement date is different from note date."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value from the available loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19484494	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$703.98	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.110%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$127,781.59	Not Applicable	5.750%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx in the favor of xx which was recorded on xx
The chain of the assignment has been completed. The last assignment is with xx
There are three civil judgments against the borrower,xx First judgment was in the favor of xx for the amount of xx which was recorded on xx second judgment was in the favor of xx. for the amount of xx which was recorded on xx and third judgment was in the favor of xx for the amount of xx which was recorded on xx
There are five municipal liens against the borrower,xx. However, the property address provided on the supportive document does not match with the subject property address.
2016 and 2017 county annual taxes have been paid in the total amount of xx on XX/XX/XX17 and XX/XX/XX18 respectively. 1st installment of 2018 county annual taxes has been paid in the amount of xx on XX/XX/xx18 and 2nd installment of 2018 county taxes is due in the total amount of xx on XX/XX/XX19. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payments as per the modification agreement dated xx with the interest rate of 6.500 % and P&I of xx.	Collections Comments:As per tape data, the loan is currently in the foreclosure and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payments as per the modification agreement dated XX/XX/XX09 with the interest rate of 6.500 % and P&I of xx. The reason for default as per servicing comment is excessive obligation. The borrower stated that the tenant did not pay the payment. The borrower had sevens loan on his different properties. No bankruptcy details were found in the collection comment. According to the tape data, the foreclosure has been initiated and the complaint was filed on XX/XX/XX18. However, no details of foreclosure were found in the collection comment as comments are available till XX/XX/XX18. This loan was modified once since the origination. Loan Modification agreement was made between borrower “xx”, with lender “xx” on effective date 5XX/XX09. The borrower agree to pay the UPB of xx with the step interest rate of 5.750 % and P&I of xx with step amortized type beginning from first payment date 7XX/XX09. The stated maturity date is xx The loan was modified with seven steps.
According to comment dated XX/XX/XX15, the subject property needs to be repaired. The estimated amount of repair and nature of damage are not available in the collection comment. No further comment is available in the collection comment. No latest BPO report has been found in the loan file.
According to the comment dated XX/XX/XX18, the subject property is owner occupied.

Foreclosure Comments:According to the tape data, the foreclosure has been initiated and the complaint was filed on xx However, no details of foreclosure were found in the collection comment as comments are available till xx
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx”, with lender “xx” on effective date xx The borrower agree to pay the UPB of xx with the step interest rate of 5.750 % and P&I of xx with step amortized type beginning from first payment date 7XX/XX09. The stated maturity date is xx This loan was modified once since the origination. The loan was modified with seven steps.

Affiliated Business Disclosure Notice of Servicing Transfer Credit Application Loan Program Info Disclosure Initial Escrow Acct Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank,. Tape Value:XXX |---| |----| Comment: As per note, the lender name is xxx, FSB.&#xxD; . Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 525 Variance: -165 Variance %: -0.31% Comment: As per note, maturity term months are 360. Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "According to the updated title report dated XX/XX/XX18, there are five municipal liens against all real and the personal property of the borrower,xx for the total amount of xx in the favorxx. The property address provided on the supportive document does not match with the subject property address. However, this property has been listed in the REO section of 1003.
The subject property is located in xxState."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file. However, the subject property type is updated from the initial application dated XX/XX/XX05 located at "xx"."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on XX/XX/XX05. However, according to the final HUD-1, the settlement date is XX/XX/XX05."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "According to comment dated XX/XX/XX15, the subject property needs to be repaired. The estimated amount of repair and nature of damage are not available in the collection comment. No further comment is available in the collection comment. No latest BPO report has been found in the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98930446	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,983.03	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.439%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$158,003.08	Not Applicable	3.625%	xx	XX/XX/XX17	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx which was recorded on xx The chain of assignment is complete as the subject mortgage is with the current assignee, xx. 1st installment of 2018-19 year county property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx
1st   installment of 2017-18 year county property tax was paid on XX/XX/xx17 in the amount of xx and 2nd installment of year 2017-18 county property tax was paid on XX/XX/xx17 in the amount of xx. 1st   installment of 2018-19 year county property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx
1st   installment of 2017-18 year county property tax was paid on XX/XX/xx17 in the amount of xx and 2nd installment of year 2017-18 county property tax was paid on XX/XX/xx17 in the amount of xx.

Review of the payment history provided from 9XX/XX15 to 9XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.625%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.625%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between Borrower xxand lender xx on dated xx The new modified rate is 3.625 % and borrower promises to pay P&I in the amount of xx beginning 4XX/XX17. The new principal balance is xx The maturity date is xx
As per latest comment datedXX/XX/XX18 subject property is occupied by the subject owner and in average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx and lender xx. on dated xx The new modified rate is 3.625 % and borrower promises to pay P&I in the amount of xx beginning 4XX/XX17. The new principal balance is xx The maturity date is xx	Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per tape data lender name isXXX and as per review it is xxx, FSB, A Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 480 Variance: -120 Variance %: -0.25% Comment: As per tape dat loan original maturity term months is 480 and as per review it is 360. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file but it is not signed by the borrowers."	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file"
* Missing Required State Disclosures (Lvl 2)     "Bellow disclosures are missing from loan file.
Impound Account Disclosure,Cosigner Notice,Private Mortgage Insurance Disclosure,Earthquake Disclosure forCondominiums,Anti-Tying Disclosure,Privacy Notice,Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated Business Disclosure is missing from loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR transaction date not consistent with note or HUD"
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per final HUD-1 Settlement date xx is different from note date of xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43170514	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$4,207.74	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.850%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.508%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$563,000.00	Not Applicable	5.000%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with instrument#xx for the amount of xx with xx which was recorded on xx The chain of the assignment has been completed. The subject mortgage was originated with the lender, xx
There is one senior mortgage was originated on xx with BK#xx for the amount of xx in the favor ofxx which was recorded on xx
First and second installments of 2018-2019 county taxes are due in the amount of xx. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payments as per the modification agreement dated XX/XX/XX15 with the interest rate of 5.000 % and P&I of xx.	Collections Comments:The loan is currently in the collection and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX15 with the interest rate of 5.000 % and P&I of xx. According to the collection comment, the reason for default is excessive obligation and illness of the borrower. Borrower was facing medical issues.
The loan was modified once since the origination. Loan Modification agreement was made between borrower “xx and xx, with lender xx on effective date 1XXX/XX15. The borrower agree to pay the UPB of xx with interest rate of 5.000 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX16 and ends with the maturity date of 1XXX/XX49.
The lender has forgiven principal amount of xxwhich is exceeding 2% of modified principal balance of xx.
No foreclosure and bankruptcy activity was found in the loan file. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file. As per the collection comments, the borrower wants to keep the property. As per the review of servicing comments on 9XX/XX18, the property is occupied by the owner.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx with lender xxon effective date 1XXX/XX15. The borrower agree to pay the UPB of xx with interest rate of 5.000 % and P&I of xx with fixed amortized type beginning from first payment date XXX/XX16 and ends with the maturity date of 1XXX/XX49.
The lender has forgiven principal amount of xxwhich is exceeding 2% of modified principal balance of xx.
Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per the Note document, the lender name is xxx, FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 406   Variance: -46   Variance %: -0.11%   Comment: As per Note document Loan original maturity terms is 360 months.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: As per Note document property Address street xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement dated XX/XX/XX15, the new principal is xx and the lender has forgiven principal in the amount of xx which is exceeds 2% of modified principal balance."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on vesting deed which was recorded on XX/XX/XX07 with instr# xx does not match with the legal of the subject mortgage which was recorded on XX/XX/XX07 with instrument# xx. The legal of vesting deed consist of Parcels xx (xx, xx) and the mortgage has been taken on Parcel # xx(xx). However, meets and bounds are missing from the legal of the subject mortgage.
This can be cured by re-recording of the subject mortgage with correct legal description."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position as the updated title report dated XX/XX/XX18 shows there is one senior mortgage was originated on XX/XX/XX06 with BK# xx for the amount of xx in the favor of xx as nominee for xx, A Corporation which was recorded on XX/XX/XX06."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on XX/XX/XX07 with instrument# xx for the amount of xx with xx which was recorded on XX/XX/XX07.
According to the updated title report dated XX/XX/XX18, there is one senior mortgage was originated on XX/XX/XX06 with BK# xx for the amount of xx in the favor of xx as nominee for xx Corporation, A Corporation which was recorded on XX/XX/XX06. No release or satisfaction document was found in the loan document stating the prior mortgages have been released. Final HUD-1 shows payoff to xx for the amount of xx,xx and to xx for the amount of xx,xx.74.
However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title. Possible title claim can be filed."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine as supportive document is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The subject mortgage was originated on XX/XX/XX07. However, according to final HUD-1, the settlement date is XX/XX/XX07."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The subject mortgage was originated on XX/XX/XX07. However, as per ROR, the transaction date is XX/XX/XX07."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file. 1.Impound Account Disclosure 2.Cosigner Notice 3.Private Mortgage Insurance Disclosure 4.Earthquake Disclosure for Condominiums 5.Hazard Insurance Disclosure 6.Insurer Recommendation Disclosure 7.CA Fair Lending Notice 8.Anti-Tying Disclosure 9.Privacy Notice 10.Notice of Right to Copy of Appraisal 11.Application for Credit-Married Persons 12.Fair Debt Collection Notice 13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78265374	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,192.52	8/XX/XX21	Unavailable	Not Applicable	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.340%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	26.733%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$233,273.58	Not Applicable	4.070%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was originated on xx which was recorded on xx with xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There is active state tax lien against subject borrower which is in the amount of xx recorded on xx and filed by sxx
There is active civil judgment against subject borrower which is in the amount of xx recorded on xx and filed by xx
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from 9XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 7XX/XX18, and the next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx The borrower has been making payments as per loan modification agreement dated 9XX/XX10.	Collections Comments:The loan is in active collection. Review of the payment history dated from 9XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 7XX/XX18, and the next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx The borrower has been making payments as per loan modification agreement dated xx The foreclosure was referred to attorney onXX/XX/XX16. The foreclosure was put on hold because the borrower applied for modification.27154
Foreclosure Comments:The foreclosure was referred to attorney onXX/XX/XX16. The foreclosure was put on hold because the borrower applied for modification.
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx on xx The POC was not filed by lender. The case was dismissed on xx and terminated on xx	The new principal balance per modification is in the amount of xx to be paid at the rate of 4.070 % beginning from XX/XX/XX10 to 9XX/XX15, Then rate of 4.375 from 1XXX/XX36 the stated maturity date xx There is a step rate first for 60 months, then 21 months. The borrower had principal forgiven in the amount of xx The Borrower will make monthly payments of graduated PITI and continuing thereafter until P&I are paid in full. This is the first modification.	Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures Right of Rescission	Field: Lender Name Loan Value: xx Tape Value:XXX |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Graduated Payment Mortgage   Tape Value: Fixed   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 6XXXX   Tape Value:XXXX Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX36   Tape Value: 9XX/XX36   Variance: -30 (Days)   Variance %:    Comment: The modification agreement states 252 monthly payments beginning on 1XXX/XX15 for years 6-26.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 219 Tape Value: 218 Variance: 1 Variance %: 0.00% Comment: N/A&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on xx According to the modification agreement the new modified principal balance is xx In addition to this the lender agrees to forgive the principal balance in the amount of xx which exceeds more than 2.00% of the modified principal balance."	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 is not signed by borrowers."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer disclosure is missing from loan file."
* State Tax Judgment (Lvl 2)     "Review of updated title report dated on XX/XX/XX18 shows there is active state tax lien against subject borrower which is in the amount of xx recorded on xx and filed by state of xxt."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared xx wild fires)."
* Settlement date is different from note date (Lvl 2)     "The note date is xx however the settlement date is xx
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The state disclosures missing from the loan file are:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45696008	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$924.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.690%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	9.578%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$96,995.08	Not Applicable	5.750%	xx	XX/XX/XX09	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xxWhich was recorded onXX/XX/XX05. Chain of assignment has been incomplete. Currently, the mortgage of assignment is with xx. The subject mortgage is at First lien position as updated title report dated XX/XX/xx18 shows five (Muni/City/Code Lien) open against the subject property in the total amount of xx held by xx. The subject property is located in AZ State unpaid muni/city/code liens in the below such as:
1. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
2. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
3. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
4. Muni/City/Code Lien in the amount of xx in the favor ofxx., recorded on xx
5. Muni/City/Code Lien in the amount of xx in the favor ofxx, recorded on xx
There are three junior civil Judgments in the total amount of xx in the below such as:
1. Civil Judgment in the amount of xx in the favor of xx, recorded on xx
2. Civil Judgment in the amount of xx in the favor of xx, recorded on xx
3. Civil Judgment in the amount of xx in the favor of xxs, recorded on xx
There are two county property taxes have been in the below such as:
1. 2018-2019 1st  instilment county annual taxes have been paid in the amount of xx and recorded on XX/XX/xx18.
2. 2018-2019 2nd instilment county annual taxes have been due in the amount of xx and recorded on XX/XX/XX19.
Payment history as of XX/XX/XX18 shows that the borrower is 3 months behind the payment. Last payment was received on XX/XX/XX18 in the amount of xx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD terms made on XX/XX/XX09.	Collections Comments:According to review of the servicing comment, the borrower shows that the borrower is 3 months behind the payment. Last payment was received on XX/XX/XX18 in the amount of xx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD terms made on XX/XX/XX09. No further details regarding the foreclosure sale date and bankruptcy were found and reason for default excessive obligations and unemployment. The borrower has been in the intent to keep the property. “As per updated title report dated XX/XX/XX18, the subject property was damage in the amount of xxx which was provided in the updated title report DOC No# xx xx No further details found whether said repairs are done or not and current unrepaired amount. However the collection comments on datedXX/XX/XX14, shows in the mold mildew damage in the subject property in the repair amounts of xx.”

Modification agreement has been made between borrower and lender effective from xx As per  MOD borrower agreed to pay the loan with step interest rate. First payment was started on XX/XX/XX09 with first step interest rate of 5.750 % and P&I of xx. The modified principal balance is xx

As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on xx with xx Which was recorded on xx Chain of assignment has been incomplete. Currently, the mortgage of assignment is with xx. The subject mortgage is at First lien position as updated title report dated XX/XX/XX18 shows five (Muni/City/Code Lien) open against the subject property in the total amount of xx held by XXXX, A Municipal Corporation. The subject property is located in xx State unpaid muni/city/code liens in the below such as:
1. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
2. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
3. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
4. Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
5. Muni/City/Code Lien in the amount of xx in the favor of xx, recorded on xx
There are three junior civil Judgments in the total amount of xxin the below such as:
1. Civil Judgment in the amount of xx in the favor ofxx recorded on xx
2. Civil Judgment in the amount of xx in the favor of xx recorded on xx
3. Civil Judgment in the amount of xx in the favor of xx, recorded on xx
There are two county property taxes have been in the below such as:
1. 2018-2019 1st  instilment county annual taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
2. 2018-2019 2nd instilment county annual taxes have been due in the amount of xx and recorded on XX/XX/XX19.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Modification agreement has been made between borrower and lender effective from xx As per MOD borrower agreed to pay the loan with step interest rate. First payment was started on XX/XX/XX09 with first step interest rate of 5.750 % and P&I of xx. The modified principal balance is xx	Credit Application Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, A Federal Savings Bank Tape Value:XXX |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Amortied type is Step, tape shows fixed   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 528   Variance: -168   Variance %: -0.32%   Comment: Maturity term months is 360, tape shows 528   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: XX/XX/XX18   Variance:    Variance %:    Comment: No FC since origination.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 5XX/XX49 Variance: -14 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX49, tape shows XX/XX/XX49 Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "The subject mortgage is at First lien position as updated title report dated XX/XX/XX18 shows five (Muni/City/Code Lien) open against the subject property in the total amount of xx held by xx. The subject property is located in xx State unpaid muni/city/code mortgage liens in the below such as:
1.Muni/City/Code Lien in the amount of xx in the favor ofxx., recorded on xx
2.Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
3.Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
4.Muni/City/Code Lien in the amount of xx in the favor ofxx, recorded on xx
5.Muni/City/Code Lien in the amount of xx in the favor of xx., recorded on xx
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the all borrowers from the loan file."	* Settlement date is different from note date (Lvl 2) "As per final HUD-1 the settlement date is xx however closing date is xx
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file. However a copy of initial 1003 is available in loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "“As per updated title report dated XX/XX/XX18, the subject property was damage in the amount of xxx which was provided in the updated title report DOC No# xx. No further details found whether said repairs are done or not . However the collection comments on datedXX/XX/XX14, shows in the mold mildew damage in the subject property in the repair amounts of xx.”"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* Title Review shows break in assignment (Lvl 2) "According to updated title report dated on XX/XX/XX18,Chain of assignment has been incomplete. Currently, the mortgage of assignment is with xx										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$3,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72489746	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,175.98	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.620%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.150%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$358,248.08	$151,248.08	2.625%	xx	XX/XX/XX11	Financial Hardship	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx with xx
The chain of assignment is complete as the subject mortgage is currently with xx
There are three civil judgment against the borrower found open in the total amount of xx as below. :-
1) Civil judgment against the borrower in the amount of xx favor of xx which was recorded on xx
2)  Civil judgment against the borrower in the amount of xx favor of xx which was recorded on xx
3)  Civil judgment (UCC) against the borrower in the amount of favor of xx which was recorded on xx However, amount of judgment unable to confirmed.
As per updated title report, county taxes for the year of 2018-2019, 1st installment is due on XX/XX/xx18 in the amount of xx and 2nd installment is due onXX/XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on 9XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx
According to servicing comment foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
Reason for default unable to confirmed from the servicing comment.
According to servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification was done on 7XX/XX11 between the xx (Borrower) xx (Lender). The amortization type is step and new unpaid Principal balance per mod is xx and lender deferred principal in the amount of xx According to modification agreement lender was agreed to forgive the total deferred amount which is exceeds 2% of modification amount.
The deferred principal balance is eligible for forgiveness in equal installment over three year, unless borrower default on new payment to the extent that three or more monthly payment become overdue and unpaid on the last day of any months, then servicer shall forgive one- third of the outstanding portion of deferred principal balance on each of the first, second and third anniversaries of the modification effective date. First payment of modification started on xx current payment history shows borrower was default from 7XX/XX18 payment and deferred balance has been forgiven 100%. As per modification agreement interest bearing amount is xx and modification original rate is 2.625 % and Monthly P&I is xx. The modification payment start date is 7XX/XX11 and new maturity date is xx
Affiliated Business Disclosure Loan Program Info Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Lender Name Loan Value: xx, Fsb, a Federal Savings Bank. Tape Value:XXX |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 509   Variance: -149   Variance %: -0.29%   Comment:    Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: 10-0011300150518669   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: Address is correct per Note.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: No S&C filing date Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification was done on xx between the xx (Borrower) xx (Lender). The amortization type is step and new unpaid Principal balance per mod is xx and lender deferred principal in the amount of xx According to modification agreement lender was agreed to forgive the total deferred amount which is exceeds 2% of modification amount.
The deferred principal balance is eligible for forgiveness in equal installment over three year, unless borrower default on new payment to the extent that three or more monthly payment become overdue and unpaid on the last day of any months, then servicer shall forgive one- third of the outstanding portion of deferred principal balance on each of the first, second and third anniversaries of the modification effective date. First payment of modification started on 7XX/XX11; current payment history shows borrower was default from 7XX/XX18 payment and deferred balance has been forgiven 100%."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to note, loan was originated on xx However, final HUD-1  shows settlement date as xx which is different from the note date."
																																																																																								* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared xx wild fires)."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7830011	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,245.60	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.159%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$200,194.32	$54,699.31	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx (borrowers) and (lender) xx which was recorded on xx The chain of assignment is complete as the subject mortgage is with the current assignee, xx
There is an active UCC Lien has been found against the subject borrower in the amount of xx which was recorded on xx in favor ofxx
There is an active Child support lien has been found against the subject borrower in the amount of xx which was recorded on xx
1st installment of 2018-19 year county property tax was paid on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.500%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:Review of loan file and servicing comment shows that the borrower is one month behind the payment. Last payment was received on XX/XX/XX18 in the amount ofxx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx and the deferred balance is xx Borrower made latest payments as MOD terms made on xx
Foreclosure was initiated on loan and file was referred to attorney on xx S&C was filed on xx Borrower stated making regular payments and FC was placed on hold. No further details about FC has been given.
No evidence of post closing Bankruptcy has been found.
Borrower intention is to retain the property.
No evidence of damage or repair has been found on subject property. It seems property is in good condition. As per latest comment datedXX/XX/XX18 shows that the subject property was occupied by the unknown party and in average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Modification agreement has been made between borrower and lender effective from xx As per MOD borrower agreed to pay the loan with step interest rate, completing in 4 step. First payment was started from XX/XX/XX11 with first step interest rate of 2.00% and P&I of xx. The modified principal balance is xx which includes deferred amount of xx. Mod maturity date is xx Reason for modification was financial hardship.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB a Federal Savings Bank Tape Value:XXX |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: MOD amortization type is Step, tape shows fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 523   Variance: -163   Variance %: -0.31%   Comment: Maturity term months is 360, tape shows 523   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 9XX/XX17 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Received copy of final HUD-1 is not signed by the borrowers."	* Missing Required State Disclosures (Lvl 2) "Below state disclosure is missing from the loan file.
1. Impound Account Disclosure
2. Anti-Tying Disclosure
3. Fair Debt Collection Notice"
* As per modification agreement lender has agreed to waive or forgive a large unpaid balance (Lvl 2)     "As per comment dated XX/XX/XX12 xx was forgiven from the HAMP Forbearance But there is no further information available in the collection comments which verifies whether it has been forgiven or not. Modification was made on xx which is also not reflecting any forgiven amount and borrower is making payment according to this modification."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 the settlement date is xx however closing date as per note is xx
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69601138	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,084.08	8/XX/XX21	Unavailable	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	19.393%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$145,222.87	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lenderxx in the amount of xx which was recorded on xx
The chain of assignment has not been provided with the updated title report.

Active liens and judgments against the borrower as follows:
Three Hospital liens against the borrower in the totaling amount of xx and in favor of the xx which were recorded on different dates.
Two Hospital liens against the borrower in the totaling amount of xx and in favor of xx which were recorded on different dates.
The civil judgment against the borrower in the amount of xx and in favor of xx which was recorded on xx
Hospital lien against the borrower in the amount of xx and in favor of xx which was recorded on xx
Hospital lien against the borrower in the amount of xx and in favor of xx which was recorded on xx
The 1st installment county taxes for the year 2018 have been paid in the amount of xx.
The 2nd installment county taxes due for the year 2018 have been due in the amount of xx which will due for XX/XX/XX19.
The annual county taxes for the year 2017 have been in the amount of xx.
No prior years of delinquent taxes have been found.
The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 1 month and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount if xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount if xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx The borrower has been making payment as per Modification agreement.
The loan was modified, This Step modification(Interest only step) agreement was signed between the borrower xxand the lender xx on xx
The reason for default is unavailable.
The Unpaid principal Balance is xx with interest rate 3.75% which steps up in 7 steps ending at 6.50%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX09. The interest-bearing amount is xx and the principal has been forgiven in the amount of xx The maturity is dated xx There is no provision for the balloon payment.
The borrower had not filed bankruptcy since origination.
The foreclosure was initiated and referred to an attorney. According to comment dated XX/XX/XX16, the sale has been scheduled for XX/XX/XX16. However, the loan was reinstated on XX/XX/XX16 and the user has closed the foreclosure. No further details are available.
The borrower’s intention is to keep the property.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the owner. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney. According to comment dated XX/XX/XX16, the sale has been scheduled for XX/XX/XX16. However, the loan was reinstated on XX/XX/XX16 and the user has closed the foreclosure. No further details are available.
Bankruptcy Comments:Not Applicable	This Step modification(Interest only step) agreement was signed between the borrower xx and the lender xx on xx
The Unpaid principal Balance is xx with interest rate 3.75% which steps up in 7 steps ending at 6.50%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX09. The interest-bearing amount is xx and the principal has been forgiven in the amount of xx The maturity is dated xx There is no provision for the balloon payment.
Notice of Servicing Transfer Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per the note lender name is xxx, FSB, a Federal Savings Bank.&#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 503 Variance: -143 Variance %: -0.28% Comment: As per the note loan original maturity term months are 360 months. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to Modification agreement made on xx The existing principal is in the amount of xx and modified new principal is in the amount of xx Hence, the principal has been forgiven in the amount of xx which exceeds 2% of the modification amount.
The worksheet of modification located at (xx) reflects there is a 20% reduction in principal balance. The principal balance is xx and worksheet reduced UPB is xx	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Note, the note date is xx However, final HUD-1 shows settlement date is xx which is different from the note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76863967	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$12,594.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.550%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	30.118%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$628,741.81	$185,326.12	2.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx which was recorded on xx Chain of assignment is missing from the loan file. 1st installment of 2018-19 year county property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.875%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is xx Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.875%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between and (Lender) on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 5XX/XX12. The new principal balance is xx has agreed to defer amount of xx from the unpaid principal balance. Lender has agreed to forgive amount of xx from Defer amount the interest bearing amount is xx and the maturity date is 4XX/XX52. Reason for Modification is Financial Hardship.
As per comment datedXX/XX/XX18 subject property is occupied by the original owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between and (Lender) on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 5XX/XX12. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. Lender has agreed to forgive amount of xx from Defer amount the interest bearing amount is xx and the maturity date is xx Reason for Modification is Financial Hardship.	Affiliated Business Disclosure	Field: Lender Name Loan Value:XXX Tape Value:XXX |---| |----| Comment: per note lender name xxx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 540   Variance: -180   Variance %: -0.33%   Comment: per note maturity months 360, MOD 540   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: 5 Lois Ln Tape Value: 5 LOIS LN Variance: Variance %: Comment: validated Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was effective on xx According to modification agreement, the new modified principal balance of note is reflected in the amount of xx As per mod, there is a deferred amount of xx Out of that deferred amount, xx (deferred principal reduction amount) is eligible for forgiveness. As per mod, the forgiven amount will deduct from UPB if the borrower not in default on his payment such that the equivalent of three monthly payments are due and unpaid on the last day of any month. On each of the first, second and third anniversaries of xx the lender shall reduce the deferred principle balance of my note in installment equal to one third of the Deferred Principle Reduction Amount. As per current payment history, UPB shows in the amount of xx and deferred balance in the amount xx It concludes the total amount of forgiveness which was eligible for forgiveness has been forgive."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file but it is not sign by the borrower."	* Settlement date is different from note date (Lvl 2) "As per final HUD-1 Settlement date is xx which is after note date xx
* Title Review shows break in assignment  (Lvl 2)     "Assignment of Mortgage is missing from the Updated title report dated XX/XX/XX18 ."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file"
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90458241	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,513.12	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.970%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	65.630%	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX09	$412,313.88	$8,897.75	4.375%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx and recorded on xx with the lender xx
The chain of assignment has been completed. Currently, the assignment is with the lender xx
No active liens and judgments are found against the borrower and subject property.
The 2018-2019 first and second installment combined taxes are due for the amount of xx and xx which was due on XX/XX/xx18 andXX/XX/XX19.
No, any prior delinquent taxes are found.

According to the payment history as of dated 1XXX/XX18, the borrower is currently delinquent for 2 months and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.375%. The UPB reflected as per the payment history is in the amount of xx However, the borrower is making payments as per the modification agreement rate.	Collections Comments:The loan is active in the collection and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.375%. The UPB reflected as per the payment history is in the amount of xx However, the borrower is making payments as per the modification agreement rate.
The reason for default is curtailment of income.
The loan was modified twice since origination. The borrower is making payments as per the modification agreement which was made on 1XXX/XX16 between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx The interest bearing amount is xx and deferred amount is xx The borrower is promise to pay for the amount of xx with an interest rate of 4.3750% beginning from 1XXX/XX16 till maturity date xx
The borrower has not been filed bankruptcy.
As per the tape data, the foreclosure was initiated. The complaint was filed on xx No further details are found.
The subject property is owner occupied. No damage and repairs are found.

Foreclosure Comments:As per the tape data, the foreclosure was initiated. The complaint was filed on xx No further details are found.
Bankruptcy Comments:Not Applicable	The loan was modified twice since origination. The borrower is making payments as per the modification agreement which was made on 1XXX/XX16 between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx The interest bearing amount is xx and deferred amount is xx. The borrower is promise to pay for the amount of xx with an interest rate of 4.3750% beginning from 1XXX/XX16 till maturity date xx
The prior mod located at “xx” which was made onXX/XX/XX09. The total principal reduction alternative is in the amount of xx which exceeds the 2% of modification amount. The new modified principle balance is in the amount of xx	Affiliated Business Disclosure	Field: Borrower #2 Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects the Borrower's Last Name as xx &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xxx, FSB, a Federal Savings Bank.   Tape Value:XXX   Variance:    Variance %:    Comment: The lender name is xxx, FSB, a Federal Savings Bank..&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 526   Tape Value: 390   Variance: 136   Variance %: 0.35%   Comment: The original maturity terms are 526 months.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 5XX/XX49 Variance: -14 (Days) Variance %: Comment: The maturity date isXX/XX/XX49.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* DTI > 60% (Lvl 2)     "As per the final application, the total monthly expenses are xx and total monthly income is xxowever, the DTI exceeds 65.630%."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
* Settlement date is different from note date (Lvl 2)     "The settlement date is xx and first payment date is xx which is after two months the settlement date."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72840916	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,096.75	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.260%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.060%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$180,000.00	Not Applicable	5.420%	xx	XX/XX/XX13	Financial Hardship	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xxWhich was recorded on xx. Chain of assignment has been completed. Currently, the mortgage of assignment is with xx. No active judgments or liens.
There are four county property taxes paid/due have been in the below such as:
1. 2017 1st   instilment combined annual taxes have been paid in the amount of xx and recorded on XX/XX/XX17.
2. 2017 2nd   instilment combined annual taxes have been paid in the amount of xx and recorded on XX/XX/xx17.
3. 2018 1st   instilment combined annual taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
4. 2018 2nd   instilment combined annual taxes have been paid in the amount of xx and recorded on XX/XX/xx18.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the 2 months delinquent . The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX8. The current P&I is xx and rate of interest is 5.42%. The current unpaid principal balance is in the amount of xx	Collections Comments:This modification agreement was made between xx and xx., dated xx The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx Borrower promises to pay xx monthly with a modified interest rate 5.420 % beginning from 9XX/XX13 with a maturity date xx The interest-bearing amount is xx There is no principal forgiven amount and deferred balance amounts.

According to review of the servicing comment, shows the borrower has been the 2 months delinquent. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX8. The current P&I is xx and rate of interest is 5.42%. The current unpaid principal balance is in the amount of xx  . Borrower made latest payments as per MOD terms made on xx No further details regarding the foreclosure sale date and bankruptcy were found and reason for default excessive obligations and unemployment. The borrower has been in the intent to keep the property.

As per the review of the updated title report dated XX/XX/XX18, the subject mortgage was originated on XX/XX/XX06 with xxWhich was recorded on xx Chain of assignment has been incomplete. Currently, the mortgage of assignment is with xx No active judgments or liens.
There are four county property taxes paid/due have been in the below such as:
1. 2017 1st   instilment combined annual taxes have been paid in the amount of xx and recorded on xx
2. 2017 2nd   instilment combined annual taxes have been paid in the amount of xx and recorded on xx
3. 2018 1st   instilment combined annual taxes have been paid in the amount of xx and recorded on xx
4. 2018 2nd   instilment combined annual taxes have been paid in the amount of xx and recorded on XX/XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between xx and xx., dated xx The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx Borrower promises to pay xx monthly with a modified interest rate 5.420 % beginning from 9XX/XX13 with a maturity date xx The interest-bearing amount is xx There is no principal forgiven amount and deferred balance amounts.	Document Showing a Index Numerical Value Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower Last Name Loan Value: xx Tape Value: Y |---| |----| Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xxx, FSB A Federal Savings Bank.,Its Successors and /or Assignees.   Tape Value:XXX   Variance:    Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 524   Variance: -163   Variance %: -0.31%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.05% Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 not signed by all borrowers from the loan file."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Required State disclosure in missing from the below list.
1.xxCollateral Protection Insurance Notice
2.Mortgage Loan Servicing Disclosure
3.Choice of Insurance Notice
4.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is different from note date from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72868255	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,869.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.770%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.051%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$187,918.10	$32,668.10	2.900%	xx	XX/XX/XX11	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with lender xx which was recorded on xx
The chain of the assignment has been completed as no assignment was done from xx
There is Junior mortgage in the favor of xx in the amount of xx which was recorded on xx
There are numerous civil judgment against the borrower in the total amount of xx in the favor of xx which were recorded on different date.
The 2018-19 County taxes for 1st installment have been paid in the amount of xx. The 2018-19 County taxes for 2nd installment are due in the amount of xx. No prior years delinquent taxes have been found.

As per review of the payment history datedXX/XX/XX18, the borrower has been currently delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making the payment as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 8XX/XX18. As per review of the payment history datedXX/XX/XX18, the borrower has been currently delinquent for 1 month and the next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making the payment as per the modification agreement. The Step modification agreement was made between Lender xx and borrower xx on xx The loan has been modified once since origination. The comment datedXX/XX/XX18 states that the reason for default was a curtailment of income. No damage and repairs have been found. No information pertaining to bankruptcy and foreclosure have been found. The subject property is owner-occupied.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Step modification agreement was made between Lender xx and borrower xx on xx As per the modified term, the new principal balance xx of which lender has deferred the amount xx which is also eligible for forgiveness. Hence, the interest-bearing amount is xx The borrower promises to pay xx monthly with a modified interest rate of 2.900% beginning from XX/XX/XX11 with a maturity date of xx There is no provision for the balloon payment and it has 3 modification steps. The loan has been modified once since origination.	Origination Appraisal Credit Application Notice of Servicing Transfer Affiliated Business Disclosure Document Showing a Index Numerical Value Missing Required State Disclosures	Field: Lender Name Loan Value: XXX Tape Value:XXX |---| |----| Comment: The Note reflects the Lender Name asxxx, FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects loan amortization type as Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 531   Variance: -171   Variance %: -0.32%   Comment: The Note reflects the maturity term months as 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: The Note reflects property address street as XXXX Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification agreement made on xx the new principal balance is xx However, there is a principal reduction alternative. The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount).
If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan each year on the anniversary of the first trial period payment date for three years.
The latest payment history as of date xx tape data does not reflect the deferred balance and current UPB reflected is in the amount of xx It seems lender has forgiven the total amount of xx	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description of the Grant deed recorded on xx with an instrument#xxconsist of 'xx. However, the legal description of the subject mortgage recorded on xx with an instrument#xx does not reflect 'xx'. This can be cured through reformation agreement."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "The final application is missing from the loan file. However, the values are updated from the initial 1003 located at 'xx'."
* Application Missing (Lvl 2)     "The final application is missing from the loan file. However, the values are updated from the initial 1003 located at 'xx'."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Active Judgment Against Borrower (Lvl 2)     "There are numerous civil judgments against the borrower in the total amount of xx in the favor of xx which were recorded on different dates."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index value is unable to confirm from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date is xx which is different from the HUD-1 settlement date of xx and Note date of xx
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx state. The following state disclosures are missing from the loan file.
1] Impound Account Disclosure.
2] Cosigner Notice.
3] Private Mortgage Insurance Disclosure.
4] Insurer RecommendationDisclosure.
5] Anti-Tying Disclosure.
6] Privacy Notice.
7] Fair Debt Collection Notice."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per final HUD-1, the settlement date is xx which is different from the Note date of xx	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97822557	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,397.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.860%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	No	30.030%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$232,692.86	$57,683.80	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx, which was recorded on xx The chain of assignment is complete as the subject mortgage is with the current assignee, xx
There are four active HOA Liens / COA Liens has been found against the subject borrower in the total amount of xx which was recorded on multiple dates in favor of xx
There are three Notice of Trustee sale (HOA Foreclosure) has been found against the subject property in the total amount of xx in favor of xx
There are two state tax lien has been found against the subject borrower in the total amount of xx which was recorded on xx and XX/XX/xx09 in favor of xx
There is an active civil judgment has been found against the subject borrower in the total amount of xx which was recorded on xx in favor of xx
1st installment of 2018-19 year county property tax is due on XX/XX/xx18 in the amount of xx and 2nd installment of year 2018-19 county property tax is due on XX/XX/XX19 in the amount of xx.	Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.250%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is performing. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.250%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between borrowerxx and Lender xx, on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 1XXX/XX10. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is xx Reason for Modification is Financial Hardship. A  Principal amount of xx has been forgiven.
Borrower has filed bankruptcy under xx case# xx on xx POC was not filed by the creditor. Order of Dismissal was filed on xx for failure to file schedules, statements. Close Bankruptcy Case was filed on xx
As per latest comment datedXX/XX/XX18 shows that the subject property is occupied by the subject owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under xx case# xx on xx POC was not filed by the creditor. Order of Dismissal was filed on xx for failure to file schedules, statements. Close Bankruptcy Case was filed on xx	Loan modification agreement was made between borrower xx and Lender xx, on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on 1XXX/XX10. The new principal balance is xx.Lender has agreed to defer amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is xx. Reason for Modification is Financial Hardship. A Principal amount of xx has been forgiven.	Credit Application Missing Required State Disclosures	Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 534 |---| -174 |----| -0.33% Comment: The Original Maturity Term was for 360 months as supported with the Original Note executedXX/XX/XX06. The Data Provided indicating 534 is not for the Original Loan term but reflects the Loan Modification loan term. Tape Source: Initial Tape Type:
Field: Property Address Street Loan Value: XXXX Tape Value: XXXX Variance: Variance %: Comment: The Audit Value for the Property Address reflects the legal description on the Title, on the Deed; in showing the Unit #A for this Condominium Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made on xx According to modification agreement, the new modified principal balance is reflected in the amount of xx The deferred balance is in the amount of xx Also Lender agrees to forgive the principal in the amount of xx which exceeds 2% of original modified balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file but it is not sign by the borrowers."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the xx where recent FEMA disaster is declared (xx wild fires)."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 settlement date is xx which is different from note date xx
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file however initial application is available in the loan file which is located at xx and all information is captured from initial application."
* State Tax Judgment (Lvl 2)     "There are two state tax lien has been found against the subject borrower in the total amount of xx which was recorded on xx and xx in favor of xxr."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per final ROR transaction date is xx which is one day after the note date xx
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file;
1. Impound Account Disclosure
2. Private Mortgage Insurance Disclosure
3. Anti-Tying Disclosure
4. Fair Debt Collection Notice
5. Notice of Right to Copy of Appraisal
																																																																																								6. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) "Not tested" * XXX Exceptions Test Incomplete (Lvl 1) "Not tested"	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	xxxx54	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Other	$0.00	$3,660.48	8/XX/XX21	Not Applicable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.347%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	15.185%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$277,143.96	Not Applicable	4.250%	xx	XX/XX/XX09	Financial Hardship	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx which was recorded on xx
The chain of the assignment has been missing.
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There are eight water sewer liens on the subject property in the total amount of xx was filed by xx
Annual county taxes have been paid in the amount of xx.
Annual county taxes have been due in the amount of xx for the year 2018-2019..
No delinquent taxes have been located for the prior year.
Review of the payment history provided from 9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 30 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.250%. Borrower is currently making the payment according to the mod terms.
The borrower is currently 2 month behind his scheduled payments.

Collections Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx
Currently foreclosure process was put on hold due to loss mitigation.
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
Review of the payment history provided from  9XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 30 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.250%. Borrower is currently making the payment according to the mod terms.
The borrower is currently 2 month behind his scheduled payments.

Foreclosure Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx
Currently foreclosure process was put on hold due to loss mitigation.
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on xx The new modified rate is 4.250% and borrower promises to pay P&I in the amount of xx beginning from xx The new principal balance is xx. The maturity date is xx
Forgiven amount is xx
Affiliated Business Disclosure Mortgage Insurance Missing Required State Disclosures	Field: Borrower First Name Loan Value: x Tape Value: x I |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value:XXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 506   Variance: -145   Variance %: -0.29%   Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: na Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made on xx between borrower and Lender. As per MOD document locator (“xx”) lender agreed to forgive the principal amount of xx from UPB which exceeds more than 2% from modified UPB."
* Title Review shows major title concern (Lvl 4)     "According to the review of updated title report dated XX/XX/XX18, there are eight Water / Sewer liens against the subject property in the combined amount of xx in the favor of “xx” which were recorded on different dates. The subject property is located at xx state and there can be possibility of foreclosure due to these unpaid non mortgage liens. This can be cured by paying these liens with late charges and penalties."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 shows that there are eight Water/Sewer liens against the subject property in the amount of xx held byxx	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "Updated title report dated XX/XX/XX18 shows that the chain of assignment is missing."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 82.00% which is greater than xx hence MI certificate is required; however, it is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24049654	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,003.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.308%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.976%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$206,542.17	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	The Updated Title Report dated XX/XX/xx18, lists the Subject Mortgage as executed xx and recorded in xxand shows that this is the Correct Borrower, the Correct Property, the Property Owner is same as Borrower and the Mortgage Holder of Record match.
The chain of assignment is completed as the subject mortgage is with ‘xx’.
 Property taxes have been paid off and the next installment of xx is dueXX/XX/xx19.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the well payment and  last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx
The loan was modified XX/XX/XX11; borrower is making the payment as per modification at the interest rate of 4.750%  and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the well payment and  last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx
The loan was modified XX/XX/XX11; borrower is making the payment as per modification at the interest rate of 4.750%  and P&I xx.

The reason conveyed for default is excessive obligations. The Collection Comments did not show any information pertaining to Foreclosure and Bankruptcy case not found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between “xx” (borrowers) and “xx” (Lender) effective date is XX/XX/XX11. The first modified payment is still due for the date of XX/XX/XX11 and the new maturity date will be XX/XX/XX11.The new modified unpaid principal balance is xx and interest bearing amount is xx The Borrower is making the payment as per the modification terms would be 2.00% and modified P&I xx.
The Loan was modified into 4 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: XXX/XX11.
2) Period: 12, Rate: 3.00%, P&I: xx, Date: XXX/XX16.
3) Period: 12, Rate: 4.00%, P&I: xx, Date: XXX/XX17.
4) Period: 220, Rate: 4.75%, P&I: xx, Date: XXX/XX18.
Document Showing a Index Numerical Value Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank,, its Successors and/or Assignees Tape Value:XXX |---| |----| Comment: Lender name is xxx, FSB, a Federal Savings Bank, Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Original Note is an ARM with Interest and Payment adjustments. The 'Step' refers to the later Modification.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 367   Variance: -7   Variance %: -0.02%   Comment: Reviewer found that the Term for the Original Note was for 30 years or 360 months, not 367. The term of 367 months is for the MOD and not the original note.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: The reviewer for this Loan did not find the S&C filing date documentation, as it would relate to a foreclosure and no current foreclosure documentation was located in this review. Tape Source: Initial Tape Type:	B	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx which is after the note date is xx
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State; however, required state disclosure is missing from loan file.
1. Appraisal Fee Disclosure
2. Offer of Title Insurance
3. Choice of Title Insurer
4. Choice of Insurer (any type of insurance)
5. Notice of Rights
6. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33466950	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,797.46	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.140%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.468%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$316,126.58	$32,834.85	2.000%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was originated on xx which was recorded on xx with xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
An open senior mortgage in the amount of xx with the lender of xx and recorded on xx
One Water/Sewer lien open against the subject property in the amount of xx held by xx and recorded xx
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from 9XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for 1 month. The last payment was received in the amount of xx which was applied to due date 7XX/XX18, and the next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx	Collections Comments:The loan is in collection. The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed on XX/XX/XX14. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx the POC amount is xx and total arrearage amount is xx Review of the payment history dated from 9XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for 1 month. The last payment was received in the amount of xx which was applied to due date 7XX/XX18, and the next due date is 8XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case# xx on xx and the plan was confirmed on xx Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on xx the POC amount is xx and total arrearage amount is xx	The loan was modified with an effective date of xx and a new principal balance is xx to a step modification and the rate was starting from 2.00% and borrower had given promise to pay P&I in the amount of xx beginning on 1XXX/XX10 with a new maturity date of xx The rate changes in 4 steps ending at 4.250%. The principal forgiven amount is xx, and deferred balance is xx. The interest bearing amount is xx	Affiliated Business Disclosure Missing Required State Disclosures Credit Application	Field: Lender Name Loan Value: xxx, FSB, A Federal Saving Bank Tape Value:XXX |---| |----| Comment: per note lender is xxx Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 522   Variance: -162   Variance %: -0.31%   Comment: per note maturity months 360, MOD 522   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx  Variance:    Variance %:    Comment: validated   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 7XX/XX15 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on lower lien position as updated title report dated XX/XX/XX18 shows active Water/Sewer lien against the subject property in the amount of xx held by xx which was recorded xx The subject property is located in xx State and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying off the lien with delinquent interest and penalties."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "Modification agreement consists of principal forgiven amount.
As per the modified terms, new principal balance is xx The interest-bearing amount is xx and the deferred amount is xx The lender has agreed to forgive xx the unpaid principal balance on the modification. However, the forgiven amount exceeds 2% of modified principal."	* Title Review shows major title concern (Lvl 3) "Updated title report dated XX/XX/XX18 shows an open senior mortgage in the amount of xx with the lender of xx and recorded on xx Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage.
However, the final title policy at origination does not shows any exception for any prior mortgages or liens. Possible title claim can be filed."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "missing ABA"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The state disclosures missing from the loan file are:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
xx Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "The final HUD-1 shows the settlement date as xx however the note date is xx
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49211407	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nebraska	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,728.62	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.360%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	35.560%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$70,654.20	Not Applicable	3.835%	xx	XX/XX/XX12	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx which was recorded on xx
The chain of assignment has been completed as the loan was originated with xx
Active lien and judgment as follows:
There is a hospital judgment against the borrower xx in the favor of xx, in the amount of xx which was recorded on xx
The county 1st and 2nd installments taxes in 2017 have been paid in the total amount of 1,728.62.
No prior years delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is current with the loan and the next due date for the payment is 8XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated XXX/XX12.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is 8XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated XXX/XX12.
Reason for default is a curtailment of income.
The loan had been modified on XXX/XX12. The unpaid principal balance was xx with the interest rate of 3.835%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX12. The maturity dated will be on 1XXX/XX34.
No evidence has been found in the comments regarding the foreclosure.
According to the PACER, the borrowe XXXX and XXXX had filed the bankruptcy under xx with the xx on XX/XX/XX14. The plan was confirmed on 5XX/XX15. The motion for relief was filed on XX/XX/XX16. Under Amended xx plan, the debtor shall pay to the trustee the sum of xx monthly for 55 months for the total amount of xx. The date of the last filing of bankruptcy was 1XXX/XX18.
The comment dated 8XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower XXXX and XXXXhad filed the bankruptcy under xx with the xx on XX/XX/XX14. The plan was confirmed on 5XX/XX15. The motion for relief was filed on XX/XX/XX16. Under Amended xx plan, the debtor shall pay to the trustee the sum of xx monthly for 55 months for the total amount of xx. The date of the last filing of bankruptcy was 1XXX/XX18.	This modification agreement was signed between the borrower xx. and the lender xx, N.A on XXX/XX12.
The unpaid principal balance was xx with the interest rate of 3.835%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX12. The maturity dated will be on 1XXX/XX34.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: xxx, FSB, A Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per note lender is xxx, FSB, A Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 361 Variance: -1 Variance %: -0.00% Comment: As per note maturity terms are 360 months. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The entire legal description is missing from the xx. It can be cured by adding an addendum to the xx with the legal description."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per collection comment dated XX/XX/XX17, the subject property has hail storm damage and the insurance claims on property are pending. The cost of damage is unavailable. No further comments found regarding the same. No evidence was found in the loan file stating the damage has been repaired or not."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in xx State. The below state disclosure is missing from the loan file:
																																																																																								1. Construction Finance Notice disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4363860	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,184.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.040%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	20.510%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$145,707.96	Not Applicable	3.740%	xx	XX/XX/XX13	Financial Hardship	According to updated title report dated XX/XX/xx18 the subject mortgage was originated on xx with xx which was recorded on xx The chain of assignment has been completed. Currently, the mortgage assignment is withxxB the Subject Mortgage is in first lien position.
No active Judgments or  Liens found pending.
The 2018-2019 1st half taxes are due by XX/XX/xx18 in the amount of xx.
The 2018-2019 2nd half taxes are due byXX/XX/XX19 in the amount of xx.	The payment history datedXX/XX/XX18 shows that the borrower is delinquent for 1 month and due for theXX/XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date ofXX/XX/XX18. The current UPB is in the amount of xx	Collections Comments:The payment history datedXX/XX/XX18 shows that the borrower is delinquent for 1 month and due for theXX/XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date ofXX/XX/XX18. The current UPB is in the amount of xx
The loan has been modified at least twice since origination.  The modification effective dates are xx when the loan was modified from a Bi-weekly to a Monthly and the latest loan modification was effective 5XX/XX13 with a new principal balance of xx to a fixed rate at 3.74% with a P&I payment of xx beginning xx

Borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX13. POC was filed on xx with a secured claim amount of xx and arrearages in the amount of xx Schedule D in voluntary petition dated xx reflects the amount of claim for the subject property is xx and value of collateral that support for this claim was xx leaving an unsecured portion for xx  Motion for Relief from Automatic Stay was filed by xx onXX/XX/XX17 and a Hearing was scheduled forXX/XX/XX17 however a Stipulation Agreement was entered into onXX/XX/XX17.  The Debtors were Discharged on xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed onXX/XX/XX13. POC was filed on xx with a secured claim amount of xx and arrearages in the amount of xx Schedule D in voluntary petition datedXX/XX/XX13 reflects the amount of claim for the subject property is xx and value of collateral that support for this claim was xx leaving an unsecured portion for xx Motion for Relief from Automatic Stay was filed by xx on xx and a Hearing was scheduled for xx however a Stipulation Agreement was entered into onXX/XX/XX17. The Debtors were Discharged onXX/XX/XX18.	The loan has been modified at least twice since origination. The modification effective dates are xx when the loan was modified from a Bi-weekly to a Monthly and the latest loan modification was effective xx with a new principal balance of xx to a fixed rate at 3.74% with a P&I payment of xx beginning xx The maturity date was not stated however only reflects this will be the payment for the remaining term of the loan therefore the original maturity date was used.	Flood Certificate Affiliated Business Disclosure	Field: Lender Name Loan Value: xx, Its Successors and/or assignees Tape Value:XXX |---| |----| Comment: The name of lender is xx who has since been acquired byXXX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: The loan was originated as a Bi-Weekly therefore the system is calculating the last 2 week payment as another month.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XXX/XX36 Tape Value: XXX/XX36 Variance: -5 (Days) Variance %: Comment: The audit value of stated maturity date is XXX/XX36, and as per tape data it is XXX/XX36. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The Final HUD was not executed by the borrower however it was stamped true and correct copy of the original and executed by the Escrow Officer."	* XXX TILA Test Failed (Lvl 2) "Payments per Note at origination are Bi-weekly however unable to run compliance unless Monthly is entered.
TILA Finance Charge Test: FAIL.  Loan Data xx; Comparison Data xx; Variance of -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) ). The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Foreclosure Rescission Finance Charge Test: FAIL.  Loan Data xx; Comparison Data xx; Variance of -xx.
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR §226.23(h) ). The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing flood cert (Lvl 2)     "The flood certificate was not located in the file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Borrower had filed bankruptcy under xx with the xxx onXX/XX/XX13 and the plan was confirmed onXX/XX/XX13. POC was filed onXX/XX/XX13 with a secured claim amount of xx and arrearages in the amount of xx. Schedule D in voluntary petition datedXX/XX/XX13 reflects the amount of claim for the subject property is xx,000 and value of collateral that support for this claim was xx,000 leaving an unsecured portion for xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Risk Indicator is Moderate due to failing the TILA Finance Charge Test and the TILA Foreclosure Rescission Finance Charge Test."
																																																																																								* Settlement date is different from note date (Lvl 2) "The Note print date is XXX/XX06 however all documents were executed onXX/XX/XX06."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21813426	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$1,269.62	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.960%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	11.829%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$119,093.70	Not Applicable	5.000%	xx	XX/XX/XX17	Financial Hardship	According to updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx and recorded on xx with the lender xxfor the amount of xx
The chain of assignment has been completed. Currently, the assignment is with the xx
There is one water sever lien against the subject property in the favor of xx for the amount of xx which was recorded on xx

2018 year annual Combined taxes of xx  were paid in full onXX/XX/xx18.
2018 year annual School taxes of xx were paid in full onXX/XX/xx18.

According to payment history as of dated 1XXX/XX18, the borrower is currently delinquent from 2 months and next due for 8XX/XX18. The last payment was received on 8XX/XX18 for the amount of xx with an interest rate of 5.00%. The new UPB reflected for the amount of xx However, the borrower is making payments as per the modification agreement rate.	Collections Comments:The loan is active in the bankruptcy and next due for 8XX/XX18. The last payment was received on 8XX/XX18 for the amount of xx with an interest rate of 5.00%. The new UPB reflected for the amount of xx However, the borrower is making payments as per the modification agreement rate.
The reason for default is reduction of income.
The loan was modified since origination. The borrower is currently making payments as per the modification agreement which was made onXX/XX/XX17 between the borrower xx and lender xx. As per the new modified terms, the new principal balance is xx The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance. The borrower promise to pay for the amount of xx with an interest rate of 5.00% beginning on 4XX/XX17 till maturity date xx
The foreclosure was initiated and referred to an attorney filed onXX/XX/XX14
The borrowerxx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx The POC was filed by xx. on XX/XX/XX16 for the secured claim amount xx and an arrearage in the amount of xx According to the xx plan dated on XX/XX/XX16, the debtor shall pay to trustee xx monthly for 36 months.  The subject mortgage shall pay directly to creditor in the amount of xx beginning from 4XX/XX17 and mortgage arrearage shall be paid beginning from XX/XX/XX16 to trustee. Foreclosure on hold due to BK filed.
The subject property is owner occupied. No damage and repairs are found.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney filed onXX/XX/XX14. The complaint was filed on XXX/XX16. However, the foreclosure was put on hold becuase of the borrower xx had filed bankruptcy under xx with the case#xx on xx
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx The POC was filed by xx. on xx for the secured claim amount xx and an arrearage in the amount of xx. According to the xx plan dated on XX/XX/XX16, the debtor shall pay to trustee xx monthly for 36 months.	The loan was modified since origination. The borrower is currently making payments as per the modification agreement which was made on xx between the borrower xx and lender xx. As per the new modified terms, the new principal balance is xx The lender agrees to forgive principal in the amount of xx, which is exceeding 2.00% of modified principal balance. The borrower promise to pay for the amount of xx with an interest rate of 5.00% beginning on 4XX/XX17 till maturity date xx	Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: The bankruptcy case# xxx.&#xxD; Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xxx, FSB, a Federal Savings Bank.   Tape Value:XXX   Variance:    Variance %:    Comment: The lender name is xxx, FSB, a Federal Savings Bank..   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 392   Variance: -31   Variance %: -0.08%   Comment: The original maturity terms are 361 months.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX Tape Value: XXXX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: The appraisal report shows the subject property type is single family. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to Updated title report dated XX/XX/XX18, the subject mortgage is second lien position there is one water sever lien against the subject property in the favor of xx for the amount of xx which was recorded on xx
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The loan was modified since origination. The borrower is currently making payments as per the modification agreement which was made on xx between the borrower xx and lender xx As per the new modified terms, the new principal balance is xx The lender agrees to forgive principal in the amount of xx which is exceeding 2.00% of modified principal balance."
* Title Review shows major title concern (Lvl 4)     "According to Updated title report dated XX/XX/XX18, the subject mortgage is second lien position there is one water sever lien against the subject property in the favor of  xx for the amount of xx which was recorded on xx
The subject property is located in xx which is super lien state. There is a risk of subject property being foreclosed due to above unpaid liens.
This can be cured by paying off the above unpaid liens with late charges and accrued interest."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70093839	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$749.25	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.140%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	55.363%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$152,321.88	Not Applicable	3.015%	xx	XX/XX/XX10	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender “xx” in amount of xx which was recorded on xx instrument/Bk/Pkxx.
The chain of assignment is completed as the subject mortgage is with ‘xx’.

1. There is state tax lien against the borrower in amount of xx which was recorded on xx in the favor of 'xx.
2. There is judgment against the borrower in amount of xx which was recorded on xx in the favor of 'xx'.

The county taxes are paid off in amount of xx and due amount is xx.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 14 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx
The loan was modified xx borrower is making the payment as per modification at the interest rate of 3.620% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is in good condition. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

Foreclosure and bankrupcty have been not found.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. The delinquency has been done for more than 14 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx
The loan was modified xx borrower is making the payment as per modification at the interest rate of 3.620% and P&I xx.

The loan modification agreement was made between “xx” (borrowers) and “xx” (Lender) effective date is xx The first modified payment is still due for the date of XX/XX/XX10 and the new maturity date will be xx.The new modified unpaid principal balance is xx interest bearing amount is xx and deferred amount is xx which is eligible for forgiveness. The principal amount xx been permanently forgiven. Which is exceeds 2% of modified balance.”
.. The Borrower is making the payment as per the modification terms would be 3.015% and modified P&I xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between “xx” (borrowers) and “xx” (Lender) effective date is xx The first modified payment is still due for the date of XX/XX/XX10 and the new maturity date will be xx. The new modified unpaid principal balance is xx and interest bearing amount is xx The Borrower is making the payment as per the modification terms would be 3.015% and modified P&I xx.	Affiliated Business Disclosure	Field: Lender Name Loan Value: XXX Tape Value:XXX |---| |----| Comment: Lender name is xxx, FSB a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: Loan Amortization type is Step. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between ‘xx’ (borrower) and “xx.” on xx As per this mod, new principal balance is in the amount of xx and xx of the principal balance has been forgiven which exceeds 2% of the modified principal balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not singed by borrower."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing  from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx which is after the note date is xx
																																																																																								* State Tax Judgment (Lvl 2) "Review of updated title report dated XX/XX/XX18 shows that there is state tax lien against the borrower in amount of xx which was recorded on xx in the favor of 'xx'."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94440292	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,493.94	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.690%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.824%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows the subject mortgage was originated on xx in favor of xx and also was recorded on xx
The chain of assignment is complete. The latest assignment of mortgage is with xx
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx.
2018-2019 annual county taxes are paid till 1XXX/XX18 in the amount of xx.
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 7 months. The next due date for the payment isXX/XX/XX18. The borrower is not making regular payments as per ARM terms. The last payment ofXX/XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx	Collections Comments:Loan is in active bankruptcy. Provided payment history from 9XX/XX15 toXX/XX/XX18 reveal that the loan is in delinquency for 7 months. The next due date for the payment isXX/XX/XX18. The borrower is not making regular payments as per ARM terms. The last payment ofXX/XX/XX18 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per ARM terms. The loan was not yet modified since origination.
According to the servicing comments dated fromXX/XX/XX13 to XX/XX/XX18, the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney on xx and the complaint was filed on xx The judgment was entered on xx The foreclosure sale date was scheduled for XX/XX/XX17 and BID valuation amount was created in the amount of xx The foreclosure sale was put on hold due to bankruptcy filed by the borrower on xx
The borrower had filed bankruptcy under xx with case # xx on xx The last petition was filed on xx The plan was confirmed on xx
Foreclosure Comments:According to the servicing comments dated from xx to xx the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney on XX/XX/XX14 and the complaint was filed on XX/XX/XX16. The judgment was entered on xx The foreclosure sale date was scheduled for XX/XX/XX17 and BID valuation amount was created in the amount of xx The foreclosure sale was put on hold due to bankruptcy filed by the borrower on xx
Bankruptcy Comments:The borrower had filed bankruptcy under xx with case # xx on xx The last petition was filed on xx The plan was confirmed on xx
According to the xx plan dated x the debtor shall pay to the trustee the sum of xx per month for 36 months. The estimated amount of arrearage to be paid for the collateral is in the amount of xx	Not Applicable	Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: ARM Index Margin Percent Loan Value: 3.0% Tape Value: 2.9% |---| |----| 0.06% Comment: as per tape data ARM index margin percent is 2.940 % and as per review it is 3.000 % Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.0%   Tape Value: 2.9%   Variance:    Variance %: 0.06%   Comment: As per tape data ARM Lifetime floor Percent is 2.940 % and as per review it is 3.000%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: 15-35585   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data current bankruptcy case number is xx and as per review it is 15-35585.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XXX   Tape Value:XXX   Variance:    Variance %:    Comment: As per tape data Lender name isXXX and as per review it is xx  Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per review Max rate at first adjustment is 0.000 % and as per review it is 11.950.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -181 (Days)   Variance %:    Comment: As per tape data next pay change date is XX/XX/XX18 and as per review it isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: 1XXX/XX16   Tape Value:XX/XX/XX18   Variance: 620 (Days)   Variance %:    Comment: As per tape data S&C date isXX/XX/XX18 as per teview it is XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: XXX/XX37 Variance: -14 (Days) Variance %: Comment: As per tape data Stated maturity date is XXX/XX37 and as per review it isXX/XX/XX37. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final Hud-1 is not signed by all the borrower."	* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unable to determine from the given lenders document."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of xx The following state disclosures are missing from loan file.
xx Forced Placed Insurance Notice
Escrow Notice for Loans Sold to Out-of- State Purchases within one year
Insurance Sales Notice
Insurance Premium Notice
Notice where escrow account is not Required."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "According to the final Hud-1, the settlement date is xx which is different from note date of xx
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "ROR transaction date is xx which is not consistent with note and /or Hud-1 date of xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12170173	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$950.27	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.150%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and recorded on xx in the amount of xx in favor of xx
The chain of assignment has been completed.
As per review of updated title report dated XX/XX/xx18, there is an IRS lien against the borrower xx which was recorded on XX/XX/XX08 in the amount of xx in favor of xx
There is an IRS lien against the borrower xx which was recorded on xx in the amount of xx in favor ofxx
There is one civil judgment lien against the borrower xx which was recorded on xx with the amount of xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount of xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount of xx in favor of the xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is unavailable in favor of xx
There is another one civil judgment lien against the borrower xxwhich was recorded on xx with the amount is xx in favor of xx
There is another one civil judgment lien against the borrower xxwhich was recorded on xx with the amount is xx in favor of xx.
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is unavailable in favor of xx
There is one hospital medical lien against the borrower xx which was recorded on xx with the amount is unavailable and 2nd which was recorded on xx the amount is unavailable in favor of xx
There is another one civil judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of xx
There is another final default judgment lien against the borrower xx which was recorded on xx with the amount is xx in favor of Fxx
Updated title report dated XX/XX/xx18 shows notice of lien for fine and/or restitution imposed pursuant to the anti-terrorism and effective death penalty act of 1996 with the serial xx against xx in the favor of department of justice for the amount of xx which was recorded on xx
The annual county taxes of 2018 have bee paid in the amount of xx
No delinquent taxes have been found for the prior year.
According to the payment history as of XX/XX/XX18, the borrower has been currently delinquent for 04 months and the next due date for the payment isXX/XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx The borrower has been making payments as per fixed agreement which is located at “xx”.	Collections Comments:The review of the collection comment shows that the loan is in the foreclosure and the next due date for the payment isXX/XX/XX18. The foreclosure was initiated. The file was referred to an attorney on xx and the complaint filed on xx No further details regarding the foreclosure have been found. According to the payment history as of XX/XX/XX18, the borrower has been currently delinquent for 04 months and the next due date for the payment isXX/XX/XX18. The last payment was received on 8XX/XX18 in the amount of xx which was applied toXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx The borrower has been making payments as per fixed agreement which is located at “xx”. No damage and repairs have been found. No information pertaining to bankruptcy has been found. As per collection comment, the reason for default was hurricane disaster and curtailment of income. The subject property is owner occupied.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx and the complaint filed on xx No further details regarding the foreclosure have been found.

Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Credit Application	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per note, the Lender name is xxx, FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan is conventional ARM loan.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The property address street is XXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -38 (Days)   Variance %:    Comment: The S&C filing date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX35   Tape Value: XXX/XX36   Variance: 78 (Days)   Variance %:    Comment: As per note, the stated maturity date is XX/XX/XX35.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 210 Tape Value: 213 Variance: -3 Variance %: -0.01% Comment: As per Note, the stated remaining term is 210. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Settlement date is different from note date (Lvl 2)     "As per the final HUD1, the settlement date is xx which is different from the Note date of xx
* Title Review shows lien by xx (Lvl 2)     "Updated title report dated XX/XX/XX18 shows notice of lien for fine and/or restitution imposed xx serial xx against xx in the favor of department of justice for the amount of xx which was recorded on xx The judgment was entered on xx under court number #xx
If the payment becomes past due, the penalties totaling up to 25% of the principal amount may be added in the judgment amount. The above lien can affect the enforceability of the subject mortgage.
Document of DOJ judgment does not contain SSN#/DOB/Property address to confirm the validity of the judgment. However, the borrower name " xx " does match with the name of the defendant."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supporting documents are missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2) "The list of Service Provider's Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)
* XXX RESPA Test Incomplete (Lvl 1)
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 1)     "The subject property is located in a FEMA designated disaster area (recent).
																																																																																									However, as per the collection comments received as ofXX/XX/XX18, no comments were found pertaining damage to the subject property. However, as per collection comment, the reason for default was hurricane disaster. No further details have been found."	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55642695	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,270.63	8/XX/XX21	Unavailable	No	FEMA Disaster	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.580%	xx	xx	xx	xx	$xx	Conventional	ARM	12	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$104,762.16	Not Applicable	6.450%	xx	XX/XX/XX09	Financial Hardship	According to updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with xx which was recorded on xx The chain of assignment has been completed. Currently, the mortgage assignment is with xx is on First lien position and there are no active liens and judgments against the borrower. The 2017 annual school and county taxes have been paid. The 2017 annual school and county taxes have been due in the amount of xx; however, no prior year delinquent taxes have been found.	The payment history datedXX/XX/XX18 shows that the borrower is current with the mortgage payments and next payment due date is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date on 7XX/XX18. The current UPB is in the amount of xx Borrower is not making payments according to the Modification Plan.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is performing and the borrower is current with the mortgage payments and the next due date is 8XX/XX18. As per collection comments, the reason for default is a disaster.
As per collection comments, the borrower’s intention is to retain the property.
The review of PACER documents states that the borrower has filed the bankruptcy under xx with case #xx on xx and Unable to pull all documents along with the POC document from the PACER; however, the claim amount was xx and the claim was filed by xx
The loan was modified in two steps on xx  and a new principal balance is xx to the step modification and the rate was starting at 6.450% and borrower had given the promise to pay P&I in the amount of xx at beginning on 1XXX/XX09 to next step of modification and xx at beginning of the second step with a new maturity date of xx The rate changes in 2 steps ending at 6.450%.
As per tape data, the foreclosure was initiated and the complaint was filed on XXX/XX18 and that was put on hold due to disaster datedXX/XX/XX18; however, further information pertaining to that has not been found.
According to the collection comments, there is a there is a Loss Mitigation of the subject property and the foreclosure removal program because the loan was reinstated.
As per collection comments, the property is occupied by unknown and According to the collection comments datedXX/XX/XX18, the borrower has stated that he lives in xx County, xx xx that was affected greatly by hurricane Harvey. states that  because the property damage was under xxx00 and according to the collection comments, there is a property damage in the form of roof leak, fence damage inside, sheetrock damage, insulation damage, ac damage; with the estimated repairs of  xxx 18; however 90% repairing completed of the subject property and no further  information pertaining to that has been found.

Foreclosure Comments:As per tape data, the foreclosure was initiated and the complaint was filed on xx and that was put on hold due to disaster datedXX/XX/XX18; however, further information pertaining to that has not been found.
Bankruptcy Comments:The review of PACER documents states that the borrower has filed the bankruptcy under xx with case #xx on xx and Unable to pull all documents along with the POC document from the PACER; however, the claim amount was xx and the claim was filed by xxx.	This two step modification agreement was made between the lender "xx" and the borrower " xx. The loan was modified with an effective date of xx and a new principal balance is xx to the step modification and the rate was starting at 6.450% and borrower had given the promise to pay P&I in the amount of xx at beginning on 1XXX/XX09 to next step of modification and xx at beginning of the second step with a new maturity date of xx The rate changes in 2 steps ending at 6.450%.	Affiliated Business Disclosure Credit Application Missing Required State Disclosures Document Showing a Index Numerical Value	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank. Tape Value:XXX |---| |----| Comment: As per note, the lender name is xxx, FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per available mod agreement, the amortization type is fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 595   Variance: -234   Variance %: -0.39%   Comment: As per note, the loan terms are 361.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX49   Tape Value: XXX/XX50   Variance: 92 (Days)   Variance %:    Comment: As per note, the maturity date is 1XXX/XX49.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 376   Tape Value: 379   Variance: -3   Variance %: -0.01%   Comment: As per note review, the stated remaining terms are 376.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal report the property type is PUD. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "According to the collection comments datedXX/XX/XX18, the borrower has stated that he lives in xx County, xx xx that was affected greatly by hurricane Harvey. states that because the property damage was under xxx00 and according to the collection comments, there is a property damage in the form of roof leak, fence damage inside, sheetrock damage, insulation damage, ac damage; with the estimated repairs of xx 18; however 90% repairing completed of the subject property and no further information pertaining to that has been found."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan files."
* Application Missing (Lvl 2)     "The final loan application is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Tx state, the following required state disclosures are missing from the loan files.
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
Construction Loan Disclosure"
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index value is unable to determine from the available loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$10,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32339746	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$869.80	$471.48	8XX/XX21	xx	Yes	2FBDDBCA-1E71-487F-8C8A-BE182886EF51	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.490%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/xx18 shows that the subject mortgage was dated xx and which was recorded on xx in the amount of xx with xx
 Chain of assignment has been completed. Currently, the mortgage of assignment is with  xx
There are no active judgments or liens found.
As per the review of updated title report dated XX/XX/xx18 shows that the 2017 year’s combined Annual taxes was delinquent in the amount of xx, for the due date XX/XX/xx18.
The 2016 year’s combined Annual taxes was delinquent in the amount of xx, for the due date XX/XX/xx17.
Annual county taxes have been paid in the amount of xx.

According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for more than 16 months. The next payment due date is for 5XX/XX17. The last payment was made in the amount of xx, with the rate of interest 6.490%, which was applied for 4XX/XX17.
The UPB reflected is in the amount of xx
The borrower is making payment as per “xx”. The loan has not been modified since origination.
Collections Comments:As per the review of servicing comments the loan is currently in foreclosure. The loan is due for 5XX/XX17.
The last payment was made in the amount of xx, with the rate of interest 6.490%, which was applied for 4XX/XX17. The UPB reflected is in the amount of xx
The borrower is making payment as per “Note document”. The loan has not been modified since origination.
As per servicing commentsXX/XX/XX18, the reason for default is the death of the borrower. Thexx was deceased  on xx
As per servicing comments, the contested process was opened onXX/XX/XX18, due to the court requires the original note to be presented to the court at the next foreclosure hearing.
No evidence has been found in the servicing comment which states that the contested matter has been resolved or not.
As per servicing commentsXX/XX/XX18, the borrower XXXX was passed away and the courts wants to prove the heirs identity.
The servicing comments dated XX/XX/XX18; the property is occupied by the owner. No damage is found to the property. The latest BPO is missing from loan files.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated and file was referred to attorney onXX/XX/XX16. The foreclosure document  complaint was filed on xx with case number xx
As per servicing comments, the contested process was opened on xx due to the court requires the original note to be presented to the court at the next foreclosure hearing.
No evidence has been found in the servicing comment which states that the contested matter has been resolved or not.
As per servicing comments xx the borrower xx was passed away on XX/XX/XX12 and the courts wants to prove the heirs identity.
However, Death certificate was found in the loan file at doc locator #( xx)

Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance Origination Appraisal Title Evidence Missing Required State Disclosures Credit Application	Field: Lender Name Loan Value: xx Tape Value:XXX |---| |----| Comment: As per the Note document, the lender name is xx; Tape Source: Initial Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per Note document Loan Original Balance is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.490%   Tape Value: 0.000%   Variance:    Variance %: 6.49%   Comment: As per Note document the original stated rate is given as 6.49000%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per Note document property Address street XXXX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: 5XX/XX18 Tape Value: 9XX/XX17 Variance: -240 (Days) Variance %: Comment: As per the foreclosure document the complaint was filed on 5XX/XX18 with case number 18 SP 228.&#xxD; Tape Source: Initial Tape Type:	B	* Property is Manufactured Housing (Lvl 4) "Home not affixed. Appraisal report at the time of origination is missing from the loan file. As per appraisal report dated xx shows subject property is Manufactured Home and states dwelling has been permanently affixed to a foundation and the towing hitch, wheels and axles has been removed. The VIN # is not available in the legal description of the mortgage. The final title policy is missing from the loan file. Also, there is no title commitment or preliminary title policy available in the file. Affidavit of affixation is missing from the loan files. The Tax report from the Updated title shows separate assessment for Land and Improvement. Hence, unable to determine whether the home is attached to the permanent concrete foundation.""
* Missing Title evidence (Lvl 4) "The final title policy is missing from the loan file. Also, there is no title commitment or preliminary title policy available in the file."	* Foreclosure Delay or Contested (Lvl 3) "As per servicing comments, the contested process was opened onXX/XX/XX18, due to the court requires the original note to be presented to the court at the next foreclosure hearing.
No evidence has been found in the servicing comment which states that the contested matter has been resolved or not.
As per servicing commentsXX/XX/XX18, the borrowerxx was passed away and the courts wants to prove the heirs identity."
* Deceased Borrower(s) (Lvl 3)     "As per servicing comments XXX/XX18, the borrower xx was deceased on xx
And, Death certificate was found in the loan file at doc locator #( xx) which shows death of borrower on xx
* Title Review shows outstanding delinquent taxes (Lvl 3)     "As per the review of updated title report dated XX/XX/XX18 shows that the 2017 year’s combined Annual taxes was delinquent in the amount of xx, for the due date XX/XX/XX18.
The 2016 year’s combined Annual taxes were delinquent in the amount of xx, for the due date XX/XX/XX17."
* Comment history is incomplete (Lvl 3) "Servicing comments are available in the file fromXX/XX/XX12 tillXX/XX/XX18; However, we require latest 24 months comments history. Missing servicing comments from 9XX/XX18 toXX/XX/XX18."	* MI, FHA or MIC missing and required (Lvl 2) "Mortgage Insurance certificate is missing from loan files"
* Issue with the legal description or recorded instrument (Lvl 2)     "As Borrower Name on the Mortgage does not match the owner Name on the Deed.

As per the review of updated title report dated XX/XX/XX18 shows that the subject mortgage was dated xx and which was recorded on xx the borrower last name is xx “
As per the Warranty Deed dated xx and which was recorded on xx the borrower last name is xx
* Title Review shows different mtg holder of record (Lvl 2)     "As per the review of updated title report dated xx shows that the subject mortgage was originated on xx and which was recorded on xx with xx.
As per the Warranty Deed dated xx and which was recorded on xx owner of the property was xx
The xx was deceased.
 Death certificate was found in the loan file at doc locator #( xx) which shows death of borrower on xx
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not signed by borrower."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx state. The below Required State disclosures are missing in the given loan file.
1.Casualty Insurance Disclosure 2.Agent Preference Disclosure"
																																																																																								* Application Missing (Lvl 2) "The Final 1003 (Application) is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45463624	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$8,525.51	$3,192.74	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.740%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lender xx which was recorded on xx
The chain of the assignment is completed. Currently, the mortgage is with xx which was recorded on xx

There is a junior mortgage in the favor of xx in the amount of xx which was originated on xx and recorded on xx
No active judgment and liens have been found.

The 2016, 2017 and 2018 annual taxes have been delinquent in the amount of xx. The 2018 annual taxes have been due in the amount of xx.
As per the review of the payment history, the borrower has been delinquent for 57 months and the next payment is due for XX/XX/XX13. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX13. The UPB is xx The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is in active bankruptcy and the next payment is due for XX/XX/XX13. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX13. As per the review of the PACER report, the borrower filed bankruptcy xx case# xx on xx The foreclosure was initiated and referred to an attorney onXX/XX/XX17. The sale was scheduled onXX/XX/XX18. No further details have been found. The reason for default is excessive obligations. The loan was never modified since origination and the borrower has been making his payments as per the note terms. As per the comments, the current occupancy of the borrower is owner-occupied.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx The sale was scheduled on xx No further details have been found.
Bankruptcy Comments:As per the review of the PACER report, the borrower filed bankruptcy xx case# xx on xx The POC was filed on xx in the amount of xx and the amount of arrearage is xx The debtor shall pay to the trustee the sum of xx for 60 months. The Schedule D of a voluntary petition datedXX/XX/XX18 shows the amount of secured claim without deducting the value of the collateral is xx and the value of the collateral is x However, the unsecured portion is xx	Not Applicable	Credit Application Origination Appraisal Notice of Servicing Transfer Title Evidence Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: As per the PACER report, the current bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 4 (Days)   Variance %:    Comment: The last payment was received onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx Tape Value:XXX   Variance:    Variance %:    Comment: As per note, the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.740%   Tape Value: 0.000%   Variance:    Variance %: 5.74%   Comment: As per the note, the original stated rate is 5.74%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per note, the property address street isXXXX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value:XX/XX/XX14 Variance: Variance %: Comment: The S&C filing date is unavailable. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."
* Title Review shows outstanding delinquent taxes (Lvl 4) "According to the updated title report dated XX/XX/XX18, the 2016, 2017 and 2018 annual taxes have been delinquent in the amount of xx Total delinquent taxes on the property are above 5% of the loan amount."	* Payment History is not Complete (Lvl 3) "The payment history is not complete. The available payment history is XXX/XX18 toXX/XX/XX18. The payment history is missing from 1XXX/XX17 to XXX/XX14. As we require latest 12 months payment history."
* Loan has been determined to have an unsecured debt (Lvl 3) "As per the review of the PACER report, the borrower filed bankruptcy xx case# xx on xx The Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx However the unsecured portion is xx	* Application Missing (Lvl 2) "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal Report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33407418	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,990.15	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.590%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.839%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$409,683.96	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lender xx which was recorded on xx
The chain of assignment has been completed as the loan was originated with  xx
There is a junior mortgage against the property in the favor of xx in the amount of xx which was recorded on xx
Also, a Civil Judgment against XXXX in favor of xx, in the amount of xx which was recorded on xx
The annual county taxes of 2016 & 2017 have been paid in the total amount of xx The annual county taxes in 2018 are due in the amount of xx on XX/XX/xx18.
No priors year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 4 months and the next due date for the payment is 05XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the payment history is xx The borrower has been making the payments as per the modification agreement dated XX/XX/XX12.
Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 05XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the payment history is xx The borrower has been making the payments as per the modification agreement dated xx
Recent comments do not validate any reason for default.
The loan had been modified on 6XX/XX12. The unpaid principal balance was xx with the interest rate 2.00% which steps up in 3 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX12. The maturity date will be on xx
According to the servicing comments, the foreclosure was initiated in 2017 and the file was referred to an attorney xx The complaint was filed on XXX/XX17 as per the Updated title report. However, it is on hold as the borrower had filed the bankruptcy on xx
The borrowers xx had filed the bankruptcy under xx with the case# xxon xx According to the Amended xx, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The plan was confirmed on XX/XX/XX15. The date of the last filing of the bankruptcy was 7XX/XX18.
The comment dated 1XXX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2017 and the file was referred to an attorney xx The complaint was filed on xx as per the Updated title report. However, it is on hold as the borrower had filed the bankruptcy on xx
Bankruptcy Comments:The borrowers xx had filed the bankruptcy under xx with the case# xx on XX/XX/XX15. According to the Amended xx, the debtor shall pay to the trustee the sum of xx monthly for 60 months. The plan was confirmed on xx The date of the last filing of the bankruptcy was xx	This step modification agreement was signed between the borrower xxand the lender xx on xx
The unpaid principal balance was xx with the interest rate 2.00% which steps up in 3 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX12. The maturity date will be on xx
Missing Required State Disclosures Affiliated Business Disclosure Missing POC	Field: Lender Name Loan Value: xxx, FSB, a Federal Savings Bank Tape Value:XXX |---| |----| Comment: As per the Note, the lender name is xxx, FSB, a Federal Savings Bank. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As [per the modification, the amortize type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 403   Variance: -43   Variance %: -0.11%   Comment: As per the Note, the maturity terms are 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: XXX/XX17 Tape Value: 4XX/XX17 Variance: 25 (Days) Variance %: Comment: As per the updated title, the S&C filing date isXX/XX/XX17. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification which was made on xx between the borrower xx and the lender xx. According to the modified terms, the new principal balance is in the amount of xx The lender agree to forgive principal in the amount of xx which exceeds 2% of modification amount."	* POC Deadline is coming soon (Lvl 3) "The borrowers xx had filed the bankruptcy under xx with the case# xx on xx The plan was confirmed on xx The deadline for filing POC was set on xx However, the lender had not been filed the POC yet."	* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file:
1. Anti-Coercion Notice.
2. Title Insurance Disclosure.
3. Radon Gas Disclosure.
4. Insurance Sales Disclosure."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to confirm the operative index value from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81427694	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$602.45	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.310%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$124,594.29	Not Applicable	6.373%	xx	XX/XX/XX10	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx with the lender xx which was recorded on xx
The chain of the assignment has been completed. The assignment is from xx
1. There is a Judgment against the borrower “xx” in the favor of xx which was recorded on xx where as the amount is unavailable.
2. There is a Civil Judgment against the borrower “xx” in the favor of xx which was recorded on XXX/XX13 where as it is in the amount of xx
The 2018 Combined annual taxes are paid on 1XXX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date for payment isXX/XX/XX18. The last payment was received date isXX/XX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payment as per Modification in 2009.

Collections Comments:The loan is currently inactive Bankruptcy and the next due date for payment isXX/XX/XX18. The last payment was received date isXX/XX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx The borrower has been making payment as per Modification in xx
Unable to Determine the reason for default from the servicing comment.
The loan has been modified only once since origination. It has been effective from xx between the borrower “xx” and the lender “xx” dated on xx The Unpaid principal Balance is xx with interest rate 5.600% which steps up in 6 steps ending at 6.373%.
The borrower promises to pay the monthly P&I of xx beginning from xx The maturity is dated xx This modification does not contain any balloon provision.

The borrower had filed bankruptcy under xx with the case#xx on xx and the plan was confirmed on xx The POC was filed on xx with the POC amount xx and the amount of arrearage is xx The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx
The Post- petition due date isXX/XX/XX18.
As per schedule D of Voluntary Petition filed on xx  shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx however, the unsecured portion is xx
The foreclosure was initiated and the file was referred to an attorney on xx The complaint was filed on xx The Judgment entered date is xx.However, the foreclosure was put on hold due to borrower filed bankruptcy xx with the case#xx on xx and the plan was confirmed on xx
No damage pertaining to the subject property has been found.
 As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx The complaint was filed on xx The Judgment entered date is xx.However, the foreclosure was put on hold due to borrower filed bankruptcy xx with the case# xx on xx and the plan was confirmed on x

Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case# xxon xx and the plan was confirmed on xx The POC was filed on xx with the POC amount xx and the amount of arrearage is xx The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx The Post- petition due date is xx
As per schedule D of Voluntary Petition filed on x  shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx however, the unsecured portion is xx

This Step modification agreement was signed between the borrower x” and the lender “xx” dated on xx The Unpaid principal Balance is xx with interest rate 5.600% which steps up in 6 steps ending at 6.373%.
The borrower promises to pay the monthly P&I of xx beginning fromXX/XX/XX10. The maturity is dated xx This modification does not contain any balloon provision.
The loan has been modified only once since origination.

Origination Appraisal Affiliated Business Disclosure Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Current Bankruptcy Case Number Loan Value: 14-16723 Tape Value: xx |---| |----| Comment: As per PACER the BK case number is xx . However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value:XXX   Variance:    Variance %:    Comment: As per Note the lender’s name is xx However, tape reflectsxxxxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Mod the Amortization is Step. However, tape reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 524   Variance: -164   Variance %: -0.31%   Comment: As per Note the maturity months is 360.However, tape reflects 524.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXXTape Value: 3XXXX   Variance:    Variance %:    Comment: As per Note the property address isXXXX However, tape reflectsXXXX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX18   Variance: 2067 (Days)   Variance %:    Comment: As per Servicing comment the S&C filing date isXX/XX/XX13. However, tape reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX49   Tape Value: 1XXX/XX49   Variance: -14 (Days)   Variance %:    Comment: As per Note the maturity date is XX/XX/XX49. However, tape reflects 1XXX/XX49.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: As the appraisal is missing from the loan file. However, tape reflects SF Attached:Horizontal. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on xx shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx however, the unsecured portion is xx	* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Note the date is xx and the settlement date is xx which is different from the note date."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Application Missing (Lvl 2)     "Final Loan Application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx state. The following state disclosure is missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24614453	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,096.08	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.005%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	16.476%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$167,502.61	Not Applicable	5.128%	xx	XX/XX/XX09	Financial Hardship	Per updated title on XX/XX/xx18, the subject mortgge originated on XX/XX/xx04 between xx with xx, in the amount of xx There is no chain of assignment reflected on Title however the original lender is xx who was later acquired by xx therefore the chain is complete.

Active Judgments and Liens: Doc # or Case# or Bk/Pg Plaintiff's Name Description Date Recorded Amount(xxxxx / xx
NOTICE OF STATE TAX LIEN AGAINST xx (State Tax Lien or Warrant) xx / xx
Notice of State Tax Lien AGAINSTxx (State Tax Lien or Warrant) XX/XX
NOTICE OF STATE TAX LIEN AGAINST xx (State Tax Lien or Warrant) XX/XX
ABSTRACT OF SUPPORT JUDGMENT AGAINSTxx (Child Support Lien) xx / xx
ABSTRACT OF SUPPORT JUDGMENT AGAINST xx (Child Support Lien) XX/XX
ABSTRACT OF JUDGMENT AGAINST xx (Credit Card Judgment (or Consumer Debt))xx / xx
Notice of Federal Tax Lien against xxO (IRS Lien / USA / DoJ) xx / xx
ABSTRACT OF JUDGMENT AGAINST xx (Credit Card Judgment (or Consumer Debt)) xx / xx
Notice of State Tax Lien AGAINST xx (State Tax Lien or Warrant)xxx / AMERICAN xx
ABSTRACT OF JUDGMENT AGAINST xx (Civil Judgment) xx/ COUNTY OF XXXX
ABSTRACT OF SUPPORT JUDGMENT AGAINST xx (Child Support Lien) xx / xx
ABSTRACT OF SUPPORT JUDGMENT AGAINST xx (Child Support Lien) xXX/XXABSTRACT OF SUPPORT JUDGMENT AGAINST xx Child Support Lien) xx/ xx
ABSTRACT OF SUPPORT JUDGMENT AGAINSTxx (Child Support Lien) xx / xx
ABSTRACT OF SUPPORT JUDGMENT AGAINST xx (Child Support Lien) xXX/XX ABSTRACT OF JUDGMENT AGAINST xx (Civil Judgment) xx

County taxes for 2018-2019 are due in the amount of xx.	Per payment history effectiveXX/XX/XX, the borrower is currently 1 month delinquent and next due for the 8XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was added with suspense funds to post the July 2018 payment for xx. The current UPB is xx with a P&I payment of xx and PITI xx with an interest rate of 5.128%.	Collections Comments:Per payment history effectiveXX/XX/XX, the borrower is currently 1 month delinquent and next due for the 8XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was added with suspense funds to post the July 2018 payment for xx. The current UPB is xx with a P&I payment of xx and PITI xx with an interest rate of 5.128%.

The loan was modified twice since origination.  The first loan mod wasXX/XX/XX08 with the latest loan modification dated xx with a current UPB of xx to a fixed Interest only rate of 5.128% and an IO payment due beginning 9XX/XX09 in the amount of xx for 120 months then principal and interest payments beginning 9XX/XX19 in the amount of xx until the maturity date of xx

There is no indication of any post origination bankruptcy filings and there is no current foreclosure activity on the loan.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified twice since origination. The first loan mod wasXX/XX/XX08 with the latest loan modification datedXX/XX/XX09 with a current UPB of xx to a fixed Interest only rate of 5.128% and an IO payment due beginning 9XX/XX09 in the amount of xx for 120 months then principal and interest payments beginning 9XX/XX19 in the amount of xx until the maturity date of 8XX/XX49.	Flood Certificate	Field: Lender Name Loan Value: xxx, FSB, A Federal Savings Bank Tape Value:XXX |---| |----| Comment: The note lender name is xxx, FSB who has since been acquired byXXX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 535 Variance: -175 Variance %: -0.33% Comment: Tape value vs audit value is due to the loan being modified. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The Final HUD is not executed by the borrowers however it is stamped true and exact copy of the original and is executed by the Settlement Agent with Hemet Escrow."	* Active State Tax Lien Judgement. (Lvl 2) "Per the Updated Title Report dated XX/XX/XX18, there are 4 active state tax liens with xx of the xx totaling xx
* Loan has escrow holdback. No proof it was released (Lvl 2)     "The Final HUD is not executed by the borrowers however it is stamped true and exact copy of the original and is executed by the Settlement Agent with xx.  The HUD reflects a Title Hold for Verbal Payoff in the amount of xx  No verification located in the file that the funds were released."
																																																																																								* Missing flood cert (Lvl 2) "The flood cert from origination is missing from the file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54098533	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,566.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	34.706%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$130,667.98	$6,976.41	2.000%	xx	XX/XX/XX10	Financial Hardship	xx The 2018-2019 County 1st half taxes are due by XX/XX/xx18 for xx. The 2018-2019 County 2nd half taxes are due byXX/XX/XX19 for xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently 2 months delinquent and due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied to the due date 6XX/XX18. The current P&I is xx and rate of interest is 4.75%. The current unpaid principal balance is in the amount of xx and there is a deferred balance in the amount of xx.	Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently 2 months delinquent and due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied to the due date 6XX/XX18. The current P&I is xx and rate of interest is 4.75%. The current unpaid principal balance is in the amount of xx and there is a deferred balance in the amount of xx.

The reason for default is curtailment of income.  Borrower's wife called on XX and advised her husband was out of work for a while but is now working.

The loan was previously modified on XX between the borrower XX, a division of XX with a new principal balance of xx of which xx is deferred and an interest bearing amount of xx with a step rate starting at 2% and a P&I payment of xx for 5 years then steps up yearly from 3% to 4% then 4.75% on XX until maturity date of XX.  The lender forgave principal in the amount of xx.

There is no indication of any post origination bankruptcy filings.  There is no foreclosure activity currently on the loan.
Servicing comments provided since 2011 do not reflect any damages to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on XX between the borrower XX, a division of XX. with a new principal balance of xx of which xx is deferred and an interest bearing amount of xx with a step rate starting at 2% and a P&I payment of xx for 5 years then steps up yearly from 3% to 4% then 4.75% on XX until maturity date of XX. The lender forgave principal in the amount of xx.	Flood Certificate	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Lender verified per note who has since been acquired by XX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan was modified after origination to a step rate.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 514   Variance: -154   Variance %: -0.30%   Comment: Maturity date verified per note however the loan has since been modified.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Value: XX   Variance:    Variance %:    Comment: Address verified per note. No Discrepancy.   Tape Source: Initial   Tape Type:
																																																																																				Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX Variance: Variance %: Comment: There is no indication in the servicing comments provided of any current foreclosure activity and per the payment history, payments are being made and applied to the account. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XX between the borrower XX. with a new principal balance of xx of which xx is deferred and an interest bearing amount of xx with a step rate starting at 2% and a P&I payment of xx for 5 years then steps up yearly from 3% to 4% then 4.75% on 7XX/XX17 until maturity date of 6XX/XX50. The lender forgave principal in the amount of xx which exceeds 2% of the modification amount."	* Not all borrowers signed HUD (Lvl 3) "The Final HUD at origination is not executed by the borrower however it is stamped true & correct copy of the original and is executed by the Settlement Agent XX."	* Missing flood cert (Lvl 2) "The flood cert is missing from the file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75527144	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,023.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	22.249%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$340,796.80	$46,859.77	2.000%	xx	XX/XX/XX10	Financial Hardship	XX
There are 3 State Tax Liens totaling xx with the XX County Office of the Treasurer and Tax Collector.
- xxx3 recorded XX, xxxx recorded XX, xxx9 recorded XX.
The 2018-2019 County 1st half taxes are due by XX/XX/xx18 in the amount of xx.
The 2018-2019 County 2nd half taxes are due byXX/XX/XX19 in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently delinquent for 1 month and next due for the 8XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx which is including the deferred balance of xx from the loan modification.	Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently delinquent for 1 month and next due for the 8XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 4.5%. The current unpaid principal balance is in the amount of xx which is including the deferred balance of xx from the loan modification.
The reason for default providedXX/XX/XX16 reflects unemployment.

The loan was modified with an effective date of XX with a new principal balance of xx after the principal amount of xx was forgiven.  The modification reflects xx was deferred and xx is the interest bearing amount.  The rate is a step rate starting at 2% for 5 years with a P&I payment of xx then 3% for a year then 4% for a year and ending at 4.5% for the remaining 396 month term with a maturity date of XX.

Prior Bankruptcy Chapter XX.  The debtors were discharged XX and the bankruptcy was terminated XX.  Schedule D of the Bankruptcy Voluntary Petition dated XX reflects the amount of claim for the subject property is xx with the value of collateral as xx,500 leaving an unsecured portion for xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Prior Bankruptcy Chapter XX. The debtors were discharged XX and the bankruptcy was terminated XX. Schedule D of the Bankruptcy Voluntary Petition dated XX reflects the amount of claim for the subject property is xx with the value of collateral as xx,500 leaving an unsecured portion for xx.	The loan was modified with an effective date of XX with a new principal balance of xx after the principal amount of xx was forgiven. The modification reflects xx was deferred and xx is the interest bearing amount. The rate is a step rate starting at 2% for 5 years with a P&I payment of xx then 3% for a year then 4% for a year and ending at 4.5% for the remaining 396 month term with a maturity date of XX.	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: The original lender per the Note at origination is XX who was later acquired by XX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan was modified to a Step Rate.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 515   Variance: -155   Variance %: -0.30%   Comment: The Note at origination is for 30 years however the loan has since been modified.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: Address verified per note. No Discrepancy. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Forgiven amount in the modification exceeds more than 2% of modified amount
The loan was modified with an effective date of XX with a new principal balance of xx out of which xx would be deferred. However, the lender has agreed to forgive principal amount xx which is more than 2% of modified amount."	* Active State Tax Lien Judgement. (Lvl 2) "Per the Updated Title Report dated XX
* Loan has been determined to have an unsecured debt (Lvl 2)     "Prior Bankruptcy Chapter XX.  The debtors were discharged XX and the bankruptcy was terminated XX.  Schedule D of the Bankruptcy Voluntary Petition dated XX reflects the amount of claim for the subject property is xx with the value of collateral as xx leaving an unsecured portion for xx."
																																																																																								* Settlement date is different from note date (Lvl 2) "The Note print date is XX however all closing documents were executed by the borrowers on XX"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67981399	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,527.06	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.480%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	33.513%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$188,505.14	Not Applicable	4.500%	xx	XX/XX/XX16	Financial Hardship	XX
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1.There is active civil judgment lien on the subject property which was recorded on XX and filed by XX.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX48 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.5000%. Borrower is currently making the payment according to the mod terms.
The borrower is currently 3 month behind his scheduled payments.
Collections Comments:XX had filed bankruptcy under XX on XX and the discharged on XX.
The case was terminated on XX.
Voluntary petition was filed on XX shows that the amount of secured claim is xx and unsecured portion is xx.
Borrower wants to keep the property. Therefore, he  is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX48 which was applied for the due date of 6XX/XX18. The next due date is 7XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.5000%. Borrower is currently making the payment according to the mod  terms.
The borrower is currently 3 month behind his scheduled payments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:XX had filed bankruptcy under XX on XX and the discharged on XX.
The case was terminated on XX.
Voluntary petition was filed on XX shows that the amount of secured claim is xx and unsecured portion is xx.

Loan modification agreement was made between the borrower and lender on XX. The new modified rate is4.5000% and borrower promises to pay P&I in the amount of  xx beginning from XX. The new principal balance is xx. The maturity date is XX. Rate will be changed in 3 steps.
Reason for Modification is Financial Hardship.
Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Lender name per Note XX, &#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 529   Variance: -169   Variance %: -0.32%   Comment: Maturity date on note 30yrs.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Tape Value: XX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: XX  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX   Tape Value: XX   Variance: 5145 (Days)   Variance %:    Comment: Maturity date per Note is XX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 202 Tape Value: 371 Variance: -169 Variance %: -0.46% Comment: Tape Source: Initial Tape Type:	B	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Title Review shows break in assignment  (Lvl 2)     "As per the updated title report dated on XX shows that the chain of assignment is missing."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D in voluntary petition dated XX shows amount of claim without deducting value of collateral is xx and value of collateral xx ; however unsecured portion remained as xx. Collection comments does not show any cram down."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75611594	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$6,544.62	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.350%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	Not Applicable	8.482%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$119,821.22	Not Applicable	3.625%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX
There is an active an open senior mortgage in the amount of xx dated XX and recorded on XX in the favor of XX.
There is notice of special tax lien (Tax lien real estate) in the amount of xx in favor of XX which was recorded on XX.
2018-2019 1st half taxes due amount xx due date XX/XX/xx18
2018-2019 2nd half taxes due amount xx due dateXX/XX/XX19.
No delinquent taxes have been found pending prior years.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 0 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 3.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 9XX/XX12.	Collections Comments:The subject loan is in collection. The Review of the Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 8XX/XX18 to till date. The delinquency has been done for 0 month. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 7XX/XX18. The current P&I is xx and rate of interest is 3.625%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 9XX/XX12.
As per the comment dated XX/XX/XX16, the foreclosure sale was scheduled on XX. However, as per the collection comment, the foreclosure sale was stop due to Loss mitigation. . No, any further information is available.
As per the review of the PACER report, the borrower had filed bankruptcy under XX. The case was discharged on XX and terminated on XX.
No comments were indicating damages repairs pertaining to the subject property.
Foreclosure Comments:As per the comment dated XX/XX/XX16, the foreclosure sale was scheduled on XX. However, as per the collection comment, the foreclosure sale was stop due to Loss mitigation. . No, any further information is available.
Bankruptcy Comments:As per the review of the PACER report, the borrower had filed bankruptcy under XX. The case was discharged on XX and terminated on XX.	Loan modification agreement was made between Borrower XX and lender XX. The new modified rate is 3.625% and borrower promises to pay P&I in the amount of xx beginning XX. The new principal balance is xx. The maturity date is XX. The interest-bearing amount is xx, the deferred balance is xxhere is principal forgiven amount xx.	Flood Certificate Affiliated Business Disclosure Missing Dicsloures Initial Escrow Acct Disclosure	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Lender name per original note XX then assigned to XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 501   Variance: -141   Variance %: -0.28%   Comment: Original term per Note 360 mos, then modified and term extended.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: Address same, capital letters used. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in the lower lien position, as there is notice of special tax lien (Tax lien real estate) in the amount of xx in favor of XX which was recorded on XX. the state is CA and there is possiblity of foreclosure which can be avoided by paying of the above lien."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Loan modification agreement was made between Borrower XX and lender XX. As per MOD lender decided to forgive principal amount of xx from UPB which exceeds the modified UPB by more than 2%."	* Title Review shows major title concern (Lvl 3) "As updated title report dated XX shows an open senior mortgage in the amount of xx dated XX and recorded on XX. Final title policy at the origination does not reflect this mortgage is as open. Neither release/satisfaction of mortgage documents found in loan file nor Final HUD-1 shows payoff towards this senior mortgage."	* Missing flood cert (Lvl 2) "Flood cert. is missing form loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated businss disclosure is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date on HUDXX/XX, note datedXX/XX, CA property."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing form loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69103526	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,105.72	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	57.442%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$185,388.26	Not Applicable	6.000%	xx	XX/XX/XX09	Financial Hardship	Review of updated title Report dated XX
There are three civil judgment against the borrower found open in the total amount of xxas below.  :-
1) Civil judgment against the borrower in the amount of xx favor of XX. which was recorded on XX.
2) Civil judgment against the borrower in the amount of xx favor of XX which was recorded on XX.
3) Civil judgment against the borrower in the amount of xx  favor of XX which was recorded on XX.
There are two muni/ city/ code lien found in the total amount of xx favor of city of XX. however, address of lien property is not match.
According to updated title report, annual county taxes for the year of 2016, 2017 was paid in the total amount of xx and county taxes for the year of 2018-2019, 1st installment was paid in the amount of xx. Also, county taxes for the year of 2018-2019, 2nd installment is due onXX/XX/XX19. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied toXX/XX/XX18. The next due date isXX/XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied toXX/XX/XX18. The next due date isXX/XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
The reason for default is excessive obligations.
According to servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on XX between the XX (Borrower) & XX (Lender). The amortization type is step and new unpaid Principal balance is xx and lender agree to forgiven principal in the amount of xx which is exceeding 2% of modification amount. According to modification agreement, interest bearing amount is xx and
xx and modification original rate is 6.000 % and Monthly P&I is xx. The modification payment start date is XX and new maturity date is XX.
Loan Program Info Disclosure Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer	Field: Lender Name Loan Value: XX. Tape Value: XX |---| |----| Comment: Lender name per Note XX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 498   Variance: -138   Variance %: -0.28%   Comment: Original maturity date extended out with modification completed XX, extended maturity to XX.   Tape Source: Initial   Tape Type:
Field: xx MIN Number Loan Value: Not Applicable Tape Value: XX Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on XX between the XX (Borrower) & XX (Lender). The amortization type is step and new unpaid Principal balance is xx and lender agree to forgiven principal in the amount of xx which is exceeding 2% of modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to note, loan was originated on XX. However, final HUD-1 shows settlement date as XX which is different from the note date XX."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25368132	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,176.05	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.071%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$144,563.10	Not Applicable	5.100%	xx	XX/XX/XX10	Financial Hardship	The review of the XXX dated XX
The chain of the assignment has been completed. The assignment is from XX.
The updated title dated XX/XX/xx18 shows there is an active mortgage prior to the subject Mortgage, in the favor of XX  recorded on XX for the amount of xxnal HUD-1 does not shows payoff. No release or satisfaction document was found in the loan document stating the prior mortgages have been released. However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title
There is a junior mortgage originated on XX in the favor of XX it is in the amount of xxx00 which was recorded on XX.
There is a junior mortgage originated on XX in the favor of XX it is in the amount of xxx00 which was recorded on XX.
There is a Civil Judgment against the borrower XX in the favor of XX it is in the amount of xx which was recorded on XX.
 There is a Civil Judgment against the borrower XX in the favor of XX it is in the amount of xx which was recorded on XX.
There is a Civil Judgment against the borrower XX in the favor of XX it is in the amount of xx which was recorded on XX.
There is a Civil Judgment against the borrower XX in the favor of XX it is in the amount of xx which was recorded on XX.
The 2019 County 1st installment annual taxes are due on XX/XX/xx18 in the amount of xx.
The 2019 County 2nd installment annual taxes are due onXX/XX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.	According to a review of the payment history as of 1XXX/XX18, the borrower is currently delinquent for 2 months and the next due date for payment is 7XX/XX18. The last payment was received date is 1XXX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in XX.

Collections Comments:The loan is currently inactive Foreclosure and next due date for payment is 7XX/XX18. The last payment was received date is 1XXX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in XX.
The loan has been modified only once since origination. The effective is from XX between the borrower XX and the lender XX. The Unpaid principal Balance is  xx with interest rate 5.100% which steps up in 1 step ending at 5.100%.
The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity is dated XX.
The Interest bearing amount is xx and the deferred balance is not given.
This modification does not contain any balloon provision
Unable to determine reason for default from the servicing comment.
The foreclosure was initiated. The file was referred to an attorney date is unavailable. The complaint is filed date is XX. As the servicing comment are available till XX. No further details found about foreclosure.
The borrower had filed bankruptcy XX and the plan was dismissed on XX and was terminated on XX. The POC was filed on XX with the POC amount xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx.
The Post- petition due date is XX.
No damage pertaining to the subject property has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney date is unavailable. The complaint is filed date is XX. As the servicing comment are available till XX.No further details found about foreclosure.
Bankruptcy Comments:According to the PACER, the borrower XX had filed bankruptcy under XX and the plan was dismissed on XX and was terminated on XX. The POC was filed on XX with the POC amount xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx. The Post- petition due date is XX.	This Step modification agreement was signed between the borrower XX and the lender XX dated on XX. The Unpaid principal Balance is xx with interest rate 5.100% which steps up in 1 step ending at 5.100%.
The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity is dated XX.
The Interest bearing amount is xx and the deferred balance is not given.
This modification does not contain any balloon provision.
The loan has been modified only once since origination.
Origination Appraisal Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: As per Note the lender’s name is XX. However, tape reflectsXX.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 555 Variance: -195 Variance %: -0.35% Comment: As per Note the maturity term months are 360. However, tape reflects 555. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The updated title dated XX shows there is an active mortgage prior to the subject Mortgage, in the favor of XX recorded on XX for the amount of xxnal HUD-1 does not shows payoff. No release or satisfaction document was found in the loan document stating the prior mortgages have been released. However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title."	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the county where recent FEMA disaster is declared XX."
* Settlement date is different from note date (Lvl 2)     "As per Note the date is XX and the settlement date is XX which is different from note date as the property is located in CA state."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 2)     "The updated title dated XX shows there is an active mortgage prior to the subject Mortgage, in the favor of XX  recorded on XX for the amount of xxx0 the lien position has changed to second. Final HUD-1 does not shows payoff. No release or satisfaction document was found in the loan document stating the prior mortgages have been released. However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA state. The following state disclosure is missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12774343	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,760.39	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.960%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.125%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$224,478.19	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	According to the Updated title report dated XX/XX/xx18, the subject mortgage was originated on XX with XX, which was recorded on XX.
The chain of assignment has been completed as the loan was originated with XX.
There is a junior mortgage in the favor of XX, in the amount of xx which was recorded on XX.
Also, a Civil judgment against XX in the favor of XX, in the amount of xx which was recorded on XX.
The civil judgment against XX in the favor of XX, in the amount of xx which was recorded on XX; however, it is not considered as it is before vesting.
The county 1st and 2nd installment taxes of 2017 have been paid in the total amount of xx.
No prior years delinquent taxes have been found.

According to the latest payment history, the borrower is delinquent for 1 months and the next due date for the payment is 8XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement dated XX.	Collections Comments:According to the servicing comments, the borrower is in the Collections and the next due date for the payment is 8XX/XX18. The last payment was received on 9XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement dated XX.
Recent comments do not validate any reason for default.
The loan had been modified on XX. The unpaid principal balance was xx with the interest rate 2.00% which steps up in 5 steps ending at 5.375%. The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity date will be on XX.
No evidence has been found regarding the foreclosure in the comments.
The borrower XX had filed the bankruptcy under XX. The case was discharged on XX and terminated on XX.
The comment dated 8XX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower XX had filed the bankruptcy under XX. The case was discharged on XX and terminated on XX.	This step modification agreement was signed between the borrower XX on XX.
The unpaid principal balance was xx with the interest rate 2.00% which steps up in 5 steps ending at 5.375%. The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity date will be on XX.
Missing Dicsloures Notice of Servicing Transfer Affiliated Business Disclosure Initial Escrow Acct Disclosure Loan Program Info Disclosure	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Lender name per Note is XX then assigned to XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Modification was a step payment/rate   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 539   Variance: -179   Variance %: -0.33%   Comment: Original note maturity date 360 mos, then modified XX and extended maturity. Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: Property address same, just has Avenue spelled out. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. No comments indicating a cram down.”"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96885240	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,765.32	7/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	xx	xx	5.646%	xx	xx	xx	xx	$xx	Conventional	ARM	108	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	32.274%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$140,972.07	Not Applicable	5.200%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX the subject mortgage was originated on XX with lender XX and was recorded on XX.
The chain of the assignment has been complete.
There is junior mortgage in the favor of XX in the amount of xx which was recorded on XX.
There is a civil judgment against the borrower in the amount of xx, in the favor of XX which was recorded on XX.
The 2018 Combined taxes for 1st, 2nd  installments have been paid in the cumulative amount of xx. No prior years delinquent taxes have been found.
As per review of the payment history dated XX/XX/XX18, the borrower is currently delinquent for 1 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.The borrower has made the payment as per the modification term.	Collections Comments:The loan is currently in Collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18.The UPB reflected in the payment history is in the amount of xx.
The reason for default is not reflected. Unable to determine the intention of the borrower regarding the subject property.
The loan has been modified since origination. As per modified terms, the new principal balance xx. The Borrower promises to pay xx monthly with modified interest rate of  5.200% beginning from XX with a maturity date of XX.
The foreclosure process was initiated in XX.  The complaint was filed on XX.The foreclosure was put on hold due to the loss mitigation.
The borrower had filed bankruptcy under XX later debtor discharged on XX and case was terminated on XX.
The subject property is owner-occupied. Unable to determine the condition of subject property since latest BPO report is unavailable and the comments are not available in the comment history.

Foreclosure Comments:The foreclosure process was initiated in 2009.  The complaint was filed on XX/XX/XX09.The foreclosure was put on hold due to the loss mitigation.
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with Case #XXXX on XX/XX/XX08 later debtor discharged on XX/XX/XX09 and case was terminated on XX/XX/XX09.	This modification agreement was made between XX and the borrower on XX. As per the modified term the new principal balance xx. The Borrower promises to pay xx monthly with modified interest rate of 5.200% beginning from XX with a maturity date of XX.	Missing Required State Disclosures Affiliated Business Disclosure Origination Appraisal Loan Program Info Disclosure Document Showing a Index Numerical Value	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: The Note reflects the Lender Name is XX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification agreement amortization type reflect Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 529   Variance: -169   Variance %: -0.32%   Comment: The Note reflects the Maturity term as 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Value: XX   Variance:    Variance %:    Comment: As per note property address street is XX.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: As per appraisal report subject property type is 2 Family. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrowers."	* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "As per HUD-1 Settlement date is XX and ROR transaction date is XX, however loan origination date is XX."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Minnesota (MN) state. The below Required State disclosures are missing in the given loan files.
1] Interest Rate or Discount Point Agreement.
2] Insurance Disclosure."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1 settlement date is XX which is not aligned  with note date."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Unable to determine operative index value from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85765110	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,605.78	8XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.760%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.360%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$302,653.24	$10,045.98	4.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX
There is one junior mortgage recorded on XX in the amount of xx in favor of XX.

There are 4 state tax liens in the name of borrower total in the amount of xx in favor of XX which were recorded in between XX. The related document attached with the updated title report does not reflect the SSN/DOB of the borrower.
There are multiple judgments against the borrower total in the amount of xx in favor of XX which were recorded in between XX. The related documents reflect the SSN of borrower.
The annual combined taxes have been paid in full in the amount of xx.
No prior year delinquent taxes have been found.

Review of updated payment history shows that the loan is in delinquency for 4 months and borrower is not making his monthly payments. The last payment was received on 6XX/XX18 in the amount of xx with interest rate of 4.00% for the due date of 4XX/XX18. The next due date is 5XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX.	Collections Comments:According to the servicing comments and documents available in the loan file the foreclosure was initiated and the file was referred to attorney. The complaint was filed on XX with case#XX. No further details have been found regarding foreclosure in given servicing comments.
The loan is in delinquency for 4 months and borrower is not making his monthly payments. The last payment was received on 6XX/XX18 in the amount of xx with interest rate of 4.00% for the due date of 4XX/XX18. The next due date is 5XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification made on XX.
The loan has been modified once since from loan origination.
The Loan Modification agreement was made on an effective date of XX between XX (borrower) and XX (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 4.00% with P&I xx with Fixed amortized type and the first payment had begun from XX and ends with the maturity date of XX.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.

According to the latest comment the property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:According to the servicing comments and documents available in the loan file the foreclosure was initiated and the file was referred to attorney. The complaint was filed on XX with case#XX. No further details have been found regarding foreclosure in given servicing comments.
Bankruptcy Comments:Not Applicable	The loan has been modified once since from loan origination.
The Loan Modification agreement was made on an effective date of XX between XX (borrower) and XX (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower promise to pay the interest rate of 4.00% with P&I xx with Fixed amortized type and the first payment had begun from XX and ends with the maturity date of XX.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.
Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: PER NOTE LENDER XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 568   Variance: -208   Variance %: -0.37%   Comment: PER NOTE MATURITY MONTHS 360, MOD 568   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Value: XX   Variance:    Variance %:    Comment: VALIDATED   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: XX Tape Value: XX Variance: -34 (Days) Variance %: Comment: COMMENTS DO NOT INDICATE FORECLOSURE. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final Application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in State of California and the required disclosures are missing from the loan file as follow.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX there are 4 state tax liens in the name of borrower total in the amount of xx in favor of XX which were recorded in between XX. The related document attached with the updated title report does not reflect the SSN/DOB of the borrower."
																																																																																								* Settlement date is different from note date (Lvl 2) "Settlement date is XX which is after the note date XX"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96887627	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,888.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.640%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$325,935.56	$55,935.56	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title Report dated XX shows the subject mortgage was originated on XX with XXXX as nominee for XX.
The chain of assignment is complete as the subject mortgage is currently with XX. No active judgment or liens are found pending.
As per updated title report, borough taxes for the year of 2018, 1st & 2nd installment was paid in the total amount of xx. Annual utilities taxes for the year of 2018 is due on XX/XX/xx18 in the amount of xx. Also, borough taxes for the year of 2019, 3rd installment is due on XXX/XX19 in the amount of xx and 4th installment is due on 4XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 7XX/XX18. The next due date is 8XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
The reason for default is excessive obligations.
The subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable
This loan modification was done on XX between the XX (Borrower) & XX (Lender). The amortization type is step and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 2.000 % and Monthly P&I is xx. The modification payment start date is XX and new maturity date is XX.	Missing Required State Disclosures Affiliated Business Disclosure HUD-1 Closing Statement Credit Application	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: The note reflects Lender name XX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 547   Variance: -187   Variance %: -0.34%   Comment: The note reflects Loan Original Maturity Term months 360.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: The note reflects Property Address XX Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file. However, point & fees value is hand written."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in New york, Following Disclosures are missing from loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Reapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
New York Real Property Escrow Account Disclosure
Sub prime Home Loan Counseling Disclosure
Sub prime Home Loan Tax and Insurance Payment Disclosure
Sub prime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Operative index value is unable to confirm (Lvl 2)     "Operative index value unable confirmed from the available loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
According to note, late fees charge 5.00% which is compared with 2.00% and variance is +3.00%.

The loan has late fees that do not conform to the requirements for the lenders license type in the state where the property is
																																																																																								located."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83148592	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,915.44	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.260%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$27,010.44	Not Applicable	3.000%	xx	XX/XX/XX15	Financial Hardship	The review of Updated title report dated XX
There is one junior UCC lien against the property for the recordation of solar energy system which was placed on home with the lender XX recorded on XX.
There is one junior mortgage against the property in the favor of XX in the amount of xx which was recorded on XX.
There is one junior credit card judgment against the borrower XX in the favor of XX in the amount of xx which was recorded on XX.
There is one civil judgment against the borrower XX in the favor of XX in the amount of xx which was recorded on XX.
The combined first installment taxes for the year 2018-2019 have been paid in the amount of xx.
The combined second installment taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/XX19.
No prior years of delinquent taxes have been found.	The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 1 month and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx. The current P&I is xx and PITI is xx. The borrower had paid the principal in the amount of xx on XX/XX/XX15. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx. The current P&I is xx and PITI is xx. The borrower had paid the principal in the amount of xx on XX/XX/XX15. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX18, the reason for default is an illness in custoxx family.

This Step modification agreement was signed between the borrower XX and the lender XX on 27,010.44. The Unpaid principal Balance is xx with interest rate 3.00% which steps up in 3 steps ending at 4.625%. The borrower promises to pay the monthly  P&I of xx  beginning from XX. The maturity is dated on XX. According to modification, on the behalf of the borrower, the borrower’s state housing finance agency hereby deposited with the lender the sum of xxx00 of which the estimated amount of xx will be allocated to principal.
The foreclosure was initiated and referred to an attorney. According to tape data, the complaint was filed on XX. The user has placed the file on hold for loss mitigation. The hold was ended on XX. According to comment dated XX, the loan was reinstated. No further details are available.
The borrower had not filed bankruptcy since origination.
The borrower’s intention to keep the property.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney. According to tape data, the complaint was filed on XX. The user has placed the file on hold for loss mitigation. The hold was ended on XX/XX/XX18. According to comment dated XX/XX/XX18, the loan was reinstated. No further details are available.
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower XX and the lender XX on XX. The Unpaid principal Balance is xx with interest rate 3.00% which steps up in 3 steps ending at 4.625%. The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity is dated on XX. According to modification, on the behalf of borrower, the borrower’s state housing finance agency hereby deposited with the lender the sum of xxx00 of which the estimated amount of xx will be allocated to principal.	Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: As per Note, the lender name is XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Mod. amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 512 Variance: -152 Variance %: -0.30% Comment: As per Note, original maturity terms are 360. Tape Source: Initial Tape Type:	B	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Note, note date is XX. However, final HUD-1 shows the settlement date is XX"
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per Note, note date is XX. Final HUD-1 shows the settlement date is XX. However, ROR shows the transaction date is XX which is inconsistent from the Note and HUD-1 date."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure are missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31256095	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,897.56	8/XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.812%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	No	Not Applicable	Not Applicable	32.659%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$243,155.88	Not Applicable	3.375%	xx	XX/XX/XX15	Financial Hardship	Updated title report as of XX
The title searcher noted an issue with the vesting deeds as well as an issue with the Legal Description.
- All 3 deeds are recorded out of order.  The vesting deed should be XXXX where XX relinquishes any marital interest to the current owner, prior to that should be XXXX where the current owner, XX acquired the property; and prior to that should be XXXX which is a transfer into the prior owners.
- The Legal Description is inconsistent from the vesting deed to the mortgage.  Parcel 1 first line shows "XX" but in vesting deed it shows "XX".
Property tax information is through 2018-2019. Status for RE Taxes: 2018 First Installment County RE Taxes in the amount of xx are due on XX/XX/xx18. Second installment due XX/XX/XX19 in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently delinquent for 3 months and next due for the 6XX/XX18 payment. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 3.375%. The current unpaid principal balance is in the amount of xx.	Collections Comments:The Payment History dated as ofXX/XX/XX18 reveals that the borrower is currently delinquent for 3 months and next due for the 6XX/XX18 payment. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 3.375%. The current unpaid principal balance is in the amount of xx.
Per the servicing comment dated XX/XX/XX18, the reason for default is curtailment of income.  Borrower called in requesting some sort of assistance with delinquency.
The loan was previously modified on XX with the latest loan modification effective XX with a new principal balance of xx to a fixed rate of 3.375% with a P&I payment of xx beginning XX until maturity date of XX.
Foreclosure proceedings began XX and per the updated title report, the complaint was filed on XX and recorded XX.
There was no indication of any post origination Bankruptcy filings.
Foreclosure Comments:Foreclosure proceedings began XX and per the updated title report, the complaint was filed on XX and recorded XX.
Bankruptcy Comments:Not Applicable	The loan was previously modified on XX with the latest loan modification effective XX with a new principal balance of xx to a fixed rate of 3.375% with a P&I payment of xx beginning XX until maturity date of XX.	Document Showing a Index Numerical Value Flood Certificate	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: XX was acquired by XX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 608   Variance: -248   Variance %: -0.41%   Comment: The loan was modified twice since origination.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Value: XX   Variance:    Variance %:    Comment: Per the Note at origination, the property address is XX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: XX Tape Value: XX Variance: -9 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The title searcher noted an issue with the vesting deeds as well as an issue with the Legal Description.
- All 3 deeds are recorded out of order.  The vesting deed should be xx where XX relinquishes any marital interest to the current owner, prior to that should be xx where the current owner, XX acquired the property; and prior to that should be xx which is a transfer into the prior owners.
- The Legal Description is inconsistent from the vesting deed to the mortgage. Parcel 1 first line shows "XX" but in vesting deed it shows "XX".	* Not all borrowers signed HUD (Lvl 2) "The Final HUD provided in the file is not executed by the borrower however it is stamped true & exact copy of the original and is executed by the Escrow Officer. The property is located in the state of California."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The Note at origination is an Adjustable Rate Mortgage Note Pick-A-Payment Loan with a Neg Am feature.  Unable to determine the Operative Index Value used by the lender at origination."
																																																																																								* Missing flood cert (Lvl 2) "Flood Cert was not located in the file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82163849	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.983%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.912%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$218,439.12	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	According to updated title report dated XX
Subject Mortgage is on first lien position. As there is one junior mortgage on the subject property in the amount of xx in favor of XX. which was recorded on XX.
There are no civil judgments open against the borrower.
There is no lien against the subject property.
2018 county 1st taxes have been paid off in the amount of xx on XX/XX/XX18.
2018 county 2nd taxes had been due in the amount of xx on XX/XX/xx18.  No prior years delinquent taxes have been found pending.
The payment history dated XX/XX/XX18 shows that the borrower is delinquent for 1 Month and next payment due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date on XX/XX/XX18.The current UPB is in the amount of xx. Borrower is not making payments according to Modification Plan. The UPB as of date is mentioned in the updated payment history.	Collections Comments:As per PACER, the debtor had filed bankruptcy under XX and the plan was confirmed on XX. POC was filed on XX, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Motion for relief was filed on XX/XX/XX17.Currently the Bankruptcy is not in active status since it was dismissed on XX/XX/XX18 due to failure to make plan payments and was fully terminated on XX. In the latest 24 months no details have been found regarding foreclosure. No latest BPO report available in the loan file.
As per collection comment the subject property is occupied by owner with good condition and well maintained. No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under XX and the plan was confirmed on XX. POC was filed on XX, in the secured claim amount xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. Motion for relief was filed on XX.Currently the Bankruptcy is not in active status since it was dismissed on XX due to failure to make plan payments and was fully terminated on XX.	The loan was modified with an effective date of XX and a new principal balance is xx to the step modification and the rate was starting from 2.000% and borrower had given promise to pay P&I in the amount of xx beginning on XX with a new maturity date of XX. The Lender has agrees to forgiven principal amount of xx, which is exceeding 2.000% of modification amount. The rate changes in 3 steps ending at 3.500%.	Affiliated Business Disclosure	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: lender name is XX, tape shows XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is step, tape shows fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 406   Variance: -46   Variance %: -0.11%   Comment: Loan original maturity term months is 360, tape shows 406.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Tape Value: XX   Variance:    Variance %:    Comment: Property address street is XX   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: Subject property type is PUD, tape shows SF attached: Horizontal. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The forgiven amount exceeds 2% of modified amount.
As per loan modification dated XX, the new principal balance would be of xx. The lender had agreed to forgive principal in the amount of xx, which is exceeding 2% of modification amount."	* Loan has been determined to have an unsecured debt (Lvl 2) "According to Schedule D in voluntary petition dated XX states; the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "On the basis of lender documents, operative index is unable to confirm."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57959606	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,411.94	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.670%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Unavailable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	18.226%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX. Water/Sewer lien recorded on XX in the amount of xx held by County of XX. Water/Sewer lien recorded on XX in the amount of xx held by City of XX. Water/Sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX/XX/xx13 in the amount of xx held by County of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Water/sewer lien recorded on XX in the amount of xx held by County of XX. Water/sewer lien recorded on XX in the amount of xx held by City of XX. Taxes are due on XX/XX/xx18 in the amount of xx and onXX/XX/XX19 in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to present. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 3.030%. The current unpaid principal balance is in the amount of xx.	Collections Comments:Collections Comments: The loan is currently in active bankruptcy and the next due for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to XXX/XX18. The current UPB is reflected in the amount of xx. The reason for default is curtailment of income. The loan has not been modified since origination. Borrower had filed bankruptcy under XX and the bankruptcy was discharged on XX. The bankruptcy case was reopened on XX. The current status of the bankruptcy is: Awaiting 341 Meeting ,Awaiting Confirmation ,Case Closed ,Plan ConfirmedFlags: ADVPEND, REOPENED. No POC on file. Original plan was confirmed on XX. Debtor to pay trustee xxX/month for 60 months. Subject mortgage showed on plan with a claim amount of xxx00 w/ a 3% interest rate and was to receive xx/month for the term of the plan. There is no indication of status of the bankruptcy currently. Foreclosure S&C filed on XX. Foreclosure documents on file are not for the current foreclosure case. Foreclosure is on hold due to pending bankruptcy case. Recommend modification/retention if borrower is able to maintain the bankruptcy payments and bring the loan current.
Foreclosure Comments:Foreclosure S&C filed on XX.  Foreclosure documents on file are not for the current foreclosure case.  Foreclosure is on hold due to pending bankruptcy case.
Bankruptcy Comments:Bankruptcy Comments: Borrower had filed bankruptcy under XX and the bankruptcy was discharged on XX. The bankruptcy case was reopened on XX. The current status of the bankruptcy is: Awaiting 341 Meeting ,Awaiting Confirmation ,Case Closed ,Plan ConfirmedFlags: ADVPEND, REOPENED. No POC on file. Original plan was confirmed on XX. Debtor to pay trustee xxX/month for 60 months. Subject mortgage showed on plan with a claim amount of xxx00 w/ a 3% interest rate and was to receive xx/month for the term of the plan. There is no indication of status of the bankruptcy currently.	Not Applicable	Flood Certificate	Field: ARM Index Margin Percent Loan Value: 2.8% Tape Value: 2.7% |---| |----| 0.06% Comment: Margin is 2.8% Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.8%   Tape Value: 2.7%   Variance:    Variance %: 0.06%   Comment: lietime floor rate is 2.8%   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX   Tape Value: XX   Variance:    Variance %:    Comment: Origination lender is XX   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: max rate at first adjustment is 11.95%   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XXX/XX19   Tape Value: 1XXX/XX18   Variance: -90 (Days)   Variance %:    Comment: next pay change date is XXX/XX19   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: address is correct Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the Updated title report dated XX, there are Eleven Water Sewer liens against the property in the favor of XX, in the total amount of 5,469.80 which were recorded on different dates.
The subject property has been located in CA State. The property may get foreclosed if the above said liens are not pay off.
It can be cured by pay off the above said liens with accrued interest and late charge if any."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the Updated title report dated XX, the subject mortgage is on lower lien position as there are Eleven Water Sewer liens against the property in the favor of XX, in the total amount of 5,469.80 which were recorded on different dates."	* Not all borrowers signed HUD (Lvl 3) "* Final HUD-1 / settlement statement not signed or executed by borrower/s"	* Settlement date is different from note date (Lvl 2) "* Settlement Date different than the Note Date"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "*This loan failed the initial TIL disclosure date test due to one of the following: ( 12 CFR §1026.17(b),1026.19(a) , transferred from 12 CFR §226.17(b) , 226.19(a) , as amended in 2009 )
The date creditor received the application (formerly application date) is on or after July 30, 2009, and:
The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and
The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction.."
* Missing flood cert (Lvl 2)     "* Any credit documents missing from file such as: Appraisal, ApplicatiXX/XX03, TIL, ROR, MI Cert, Riders,"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the initial TIL disclosure date test due to one of the following: ( 12 CFR §1026.17(b),1026.19(a) , transferred from 12 CFR §226.17(b) , 226.19(a) , as amended in 2009 )
The date creditor received the application (formerly application date) is on or after July 30, 2009, and:
The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and
The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and
																																																																																								specified legal public holidays) before consummation of the transaction."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Unavailable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Unavailable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Unavailable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Unavailable Total Amount: Last Date:	Number:Unavailable Total Amount: Last Date:	Number:Unavailable Total Amount: Last Date:	Number:Unavailable Total Amount: Last Date:	Unavailable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41202567	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$0.00	$5,130.92	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.050%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			19.364%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$265,724.71	Not Applicable	3.500%	xx	XX/XX/XX09	Financial Hardship
As per the updated title report as of XX
Active Judgments and liens.
There is a civil, judgment recorded on XX and in the amount of xx and in the favor of XX.
There is a IRS liens recorded on XX in the amount of xx and in the favor of XX.
2018 taxes are paid in the amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to present. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX18. The current P&I is xx and rate of interest is 6.5%. The current unpaid principal balance is in the amount of xx. Currently borrower is 2 months behind his scheduled payments.	Collections Comments:As per the collection comments, the loan is currently in collections, No foreclosure information has been found. Borrower had filed bankruptcy under XX and it was discharged on XX. Per documentation in file, the loan was never reaffirmed. As per the voluntary petition the borrower intended to reaffirm the Debt. The reaffirmation was not approved per policy in 2011 and that 3 months payments were deferred per the disaster relief.
The loan had been last modified on XX. Per comments dated XX/XX2018 borrower had concerns and stated would file a lawsuit against the lender as not following the signed Reaffirmation agreement. Borrower thinks the loan was reaffirmed. Borrower was advised that the property is lien is still enforceable.
Per comments dated XX/XX/XX17 borrower stated she was impacted by Hurricane IRMA Financially and sustained Property damage, no further information regarding the damage and Repairs are mentioned in the comments. However as per the Document in the updated title report of Notice of commencement states that improvements to the property are being made the document is dated XX/XX/XX18.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 7XX/XX18 to present. The last payment was received on 9XX/XX18 in the amount of xx and it was applied for the due date 6XX/XX18. The current P&I is xx and rate of interest is 6.5%. The current unpaid principal balance is in the amount of xx. Currently borrower is 2 months behind his scheduled payments.

Foreclosure Comments:No foreclosure information has been found in the loan comments, however as per the tape data foreclosure complaint has been filed on XX.
Bankruptcy Comments:Bankruptcy Comments: Borrower had filed bankruptcy under XX and it was discharged on XX. Per documentation in file, the loan was never reaffirmed. As per the voluntary petition the borrower intended to reaffirm the Debt.	The step modification agreement has been made on XX between XX and XX.The new principal balance amount is xx to be paid at the rate of interest of 3.5% and P&I of xx. The payment is starting from XX till maturity date of XX.The rate of interest increases every year by .5% till XX/XX/XX17 and from XX/XX/XX17 the rate of of interest is fixed till the maturity date at 6.5%.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Origination lender was XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 503   Variance: -143   Variance %: -0.28%   Comment: original term was 360   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Tape Value: XX  Variance:    Variance %:    Comment: address is correct   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX49   Tape Value: 8XX/XX49   Variance: 92 (Days)   Variance %:    Comment: maturity date is 5XX/XX49   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 371 Tape Value: 374 Variance: -3 Variance %: -0.01% Comment: remaining term is 371 Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Settlement date is different from note date (Lvl 2)     "* Settlement Date different than the Note Date"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing in the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There is a IRS liens recorded on XX in the amount of xx and in the favor of XX"
* Missing Required State Disclosures (Lvl 2)     "The required state disclosures are missing in the loan files. Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure, Insurance Sales Disclosure."
																																																																																								* Property Damage (Lvl 2) "Per comments dated XX/XX/XX17 borrower stated she was impacted by xx Financially and sustained Property damage, no further information regarding the damage and Repairs are mentioned in the comments. However as per the Document in the updated title report of Notice of commencement states that improvements to the property are being made the document is dated XX/XX/XX18."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57702905	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,045.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$186,416.34	Not Applicable	5.380%	xx	XX/XX/XX12	Financial Hardship	As per updated title report dated XX.
There is junior Child Support Lien in against the borrower XX in the favor of XX, recorded on XX but the amount of lien is unable to determine.
2018-2019 Combined 1st installment tax is due on XX/XX/xx18 in the amount xx.
2018 -2019 Combined  2nd installment tax is due on XX/XX/XX19 in the amount xx.
No prior year delinquent taxes have been found.
The review of payment history shows that the borrower has been delinquent for 1 month and next due date for payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 6XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per modification term.	Collections Comments:The payment history shows that the borrower has been delinquent for 1 month and next due date for payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 6XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per modification term.
The borrower had filed for bankruptcy under XX on XX. The case was discharged on XX. The case was terminated on XX.
No evidence has been found in the latest 24 months’ servicing comments regarding the foreclosure.
According to the modification, the loan was modified on XX between the borrower  XX and (Lender) XX. The new modified principal balance as per modification is in the amount of xx, with interest rate starting at 5.380% and the borrower promises to pay P&I in the amount of xx beginning from9XX/XX12. The maturity date as per modification is 4XX/XX40. There is no provision for the balloon payment.
The reason for default is Marital Issues.
As per the servicing comments dated 9XX/XX18, the subject property is owner-occupied. No damages or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed for bankruptcy under XX on XX. The case was discharged on XX. The case was terminated on XX.	According to the modification, the loan was modified on XX between the borrower XX and (Lender) XX The new modified principal balance as per modification is in the amount of xx, with interest rate starting at 5.380% and the borrower promises to pay P&I in the amount of xx beginning from9XX/XX12. The maturity date as per modification is 4XX/XX40. There is no provision for the balloon payment.
1-4 Family Rider Missing Required State Disclosures Origination Appraisal Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: As per the note, the lender name is XX.however, the tape data reflects XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 415 Variance: -55 Variance %: -0.13% Comment: As per the note, the loan original maturity terms are 360.However tape data reflects 415. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Final HUD-1 settlement date is XX which is different from note date XX"
* Missing required 1-4 family rider (Lvl 2)     "1-4 Family Rider is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. There is no comment found regarding a cram down.The case was discharged on XX. The case was terminated on XX"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California state.The following state disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63513607	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,795.92	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.290%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.392%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$304,504.72	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated XX.

There is a junior mortgage in the favor of XX, A Federal Savings Bank in the amount of xx which was recorded on XX.
There is a judgment against the borrower “XX” in the favor of XX in the amount of xx which was recorded on XX.
There is a UCC lien in the favor XX which was recorded on XX. However, the amount is not mentioned in the UCC statement.

The 2017 County taxes have been paid in the amount of xx.
The 1st installment of 2018 County taxes have been paid in the amount of xx.
The 2nd installment of 2018 County taxes have been due in the amount of xx.
No prior years delinquent taxes have been found.	As per review of the payment history dated XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.The borrower has made the payment as per the modification term	Collections Comments:The loan is currently in Collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18.The UPB reflected in the payment history is in the amount of xx.
The reason for default is a curtailment of income. The intention of the borrower is to retain the subject property.
The loan has been modified once since origination. As per the modified terms, the borrower promises to pay new principal balance xx with step interest rate starting at 2.00%. The interest rate steps up 1.00% every year until XX. The new monthly P&I would be xx. The new maturity date will be XX.
No information pertaining to bankruptcy has been found.
The subject property is occupied by an owner. As per comment datedXX/XX/XX18, the property is in a good condition.  There is no evidence of damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Step modification agreement was made between Lender XX. and Borrower XX on XX. As per the modified terms, the borrower promises to pay new principal balance xx with step interest rate starting at 2.00%. The interest rate steps up 1.00% every year until XX. The new monthly P&I would be xx. The new maturity date will be XX.

Notice of Servicing Transfer Document Showing a Index Numerical Value Affiliated Business Disclosure Origination Appraisal	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: The Note reflects the lender name as XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: According to the Modification amortization type as Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 492   Variance: -132   Variance %: -0.27%   Comment: The Note reflects the loan maturity term as 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: According to the servicing comment S&C filing date as Not Applicable. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing Transfer disclosure missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Unable to confirm operative index value from the loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "According to updated title report dated XX
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1, the settlement date is XX which is not aligned  with note date XX"
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at origination is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41778069	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,050.21	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$135,000.00	Not Applicable	4.150%	xx	XX/XX/XX12	Financial Hardship	Review of updated title Report dated XX
There is one junior mortgage found open in the amount of xx favor of XX
As per updated title report, county taxes for the year of 2016-2017, 1st & 2nd installment was paid in the total amount of xx and county taxes for the year of 2017-2018, 1st & 2nd installment was paid in the total amount of xx. Also, county taxes for the year of 2018-2019, 1st installment is due on XX/XX/xx18 in the amount of xx and 2nd installment is due onXX/XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 6XX/XX18. The next due date is 7XX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
The borrower had filed for bankruptcy under XX.The case was dismissed on XX.The case was terminated on XX.
According to servicing comment foreclosure is not initiated on the loan.
The reason for default is home repair.
According to servicing comment, subject property is owner occupied. According to servicing comment dated XX/XX/XX15, subject property is damage. The nature of damage and estimated cost of repair  unable to confirmed from the servicing comment. However, latest servicing comment datedXX/XX/XX16,  shows damage repair has been over.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed for bankruptcy under XX.The case was dismissed on XX.The case was terminated on XX.	This loan modification was done on XX between the XX (Borrower) & XX (Lender). New unpaid Principal balance is xx and lender agree to forgive the outstanding , uncapitalized interest, and principal in the amount of xx. As per modification agreement interest bearing amount is xx and modification original rate is 4.150 % and Monthly P&I is xx. The modification payment start date is XX and new maturity date is XX.	Loan Program Info Disclosure Missing Required State Disclosures Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: As per the note, the lender name is XX Tape Source: Initial Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: No evidence has been found in the latest 24 months’ servicing comments regarding the foreclosure. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "This loan modification was done on XX between the "XX" (Borrower) & "XX" (Lender). New unpaid Principal balance is xx and lender agree to forgive the principal in the amount of xx which is exceeds 2% of modification principal amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California State. The following state disclosure is missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure for Condominiums
5. Hazard Insurance Disclosure
6. Insurer Recommendation Disclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "According to servicing comment dated XX/XX/XX15, subject property is damage. The nature of damage and estimated cost of repair  unable to confirmed from the servicing comment. However, latest servicing comment datedXX/XX/XX16,  shows damage repair has been over."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43121797	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$323.69	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.540%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The Updated-title report dated XX/XX/xx18 shows the subject mortgage was originated on XX with XX (borrower) and (lender) XX, in the amount of xxhe subject mortgage was recorded on XX.
The chain of the assignment has been completed.
There is a junior mortgage found in the amount of xxx00 in favor of XX.
There is certificate of property tax found against the borrower in the amount of xx in favor of XX, State of California.
The 1st and 2nd installments of county taxes are due in the amount of 323.69 each for the due date XX/XX/xx18 andXX/XX/XX19.

The review of the payment history shows that, the borrower is currently delinquent for more than 8 months and the next due date is for XX/XX/XX17. The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for XX/XX/XX17. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 3.630%. Currently, the borrower has been making the payments as per ARM change notice (xx ).	Collections Comments: The review of collection shows that, the loan is in active bankruptcy. The borrower is currently delinquent for more than 8 months.
The foreclosure process was initiated and was referred to attorney. The complaint was filed on XX with the case# XX. The sale was scheduled on XX but the sale was not done because borrower had filed bankruptcy on XX and it is still in active bankruptcy.
The borrower had filed the bankruptcy under XX with the XX dated XX.
The plan was confirmed on XX. The post petition due date was XX. The POC was filed on XX, the amount of claim is xx and amount of arrearage is xx. Schedule D of voluntary petition shows the unsecured debt of xxx out of claim amount of xxhere is no any evidence of cram down.
The last payment was received onXX/XX/XX18, in the amount of xx, which was applied for XX/XX/XX17. The UPB stated in the payment history is xx. The Current P&I is xx and PITI is xx, with the interest rate of 3.630%. Currently, the borrower has been making the payments as per ARM change notice (xx ).
The property has been occupied by the owner itself.

Foreclosure Comments:The foreclosure process was initiated and was referred to attorney. The complaint was filed on XX with the case# XX. The sale was scheduled on XX but the sale was not done because borrower had filed bankruptcy on XX and it is still in active bankruptcy.
Bankruptcy Comments:The borrower had filed the bankruptcy under XX with the XX, dated XX.
The plan was confirmed on XX. The post petition due date was XX. The POC was filed on XX, the amount of claim is xx and amount of arrearage is xx. Schedule D of voluntary petition shows the unsecured debt of xxx out of claim amount of xxhere is no any evidence of cram down.	Not Applicable	Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX Tape Value: XX |---| |----| Comment: No discrepancies. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX   Tape Value: XX  Variance:    Variance %:    Comment: Lender name as per note is XX However the tape shows that it is XX  Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: No discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX   Tape Value: XX   Variance: -120 (Days)   Variance %:    Comment: The first pay change date is XX. However the tape shows that it is XX.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Tape Value: XX   Variance:    Variance %:    Comment: No discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: XX   Tape Value: XX   Variance: 2679 (Days)   Variance %:    Comment: The complaint filed date is XX. However the tape shows that it is XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX Tape Value: XX Variance: -14 (Days) Variance %: Comment: Stated maturity date isXX/XX/XX36. However the tape shows that it is XXX/XX36. Tape Source: Initial Tape Type:	B	* Active State Tax Lien Judgement. (Lvl 3) "The Updated-title report dated XX
There is certificate of property tax found against the borrower in the amount of xx in favor of XX"
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition shows the unsecured debt of xxx out of claim amount of xx,xx. There is no any evidence of cram down."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The settlement date is XX. However the loan origination date is XX"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63041276	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$7,332.88	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.010%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	10.220%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$233,645.61	Not Applicable	5.500%	xx	XX/XX/XX09	Financial Hardship	According to the updated title report dated XX.
1) There are two junior mortgages, first in the favor XX which was recorded on XX for the amount of xx and second in the favor of XX for the amount of xx which was recorded on XX.
2) There is an active Credit Card Judgment against the borrower in the favor of  XX in the amount of xx which was recorded on XX.
The 2019 town first and second installment taxes due on 5XX/XX19 and XXX/XX19 respectively, in the amount of xx.
The 2018 town third and fourth installment taxes have been paid on 1XXX/XX18 and 8XX/XX18 respectively, in the amount of xx and xx. No prior year delinquent taxes have been found.
The review of payment history shows that the borrower has been delinquent for 1 month and next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date 7XX/XX18. The UPB is reflected in the amount of xx till the due date of 7XX/XX18. The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is currently in the collection. The review of payment history shows that the borrower has been delinquent for 1 month and next due date for the payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for due date 7XX/XX18. The UPB is reflected in the amount of xx till the due date of 7XX/XX18. The borrower has been making the payments as per the modification agreement.
Unable to determine the reason for default per servicing comments.
The review of the bankruptcy shows that the borrower had filed bankruptcy under XX. The date of last filing bankruptcy isXX.The case was discharged on XX.and terminated on XX. The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount xxx. The value of collateral that supports this claim is xx.
A review of collection comment shows no indication of post closing foreclosure activity.
This step loan modification agreement was made on XX between the borrower XX and lender XX. The borrower promises to make a monthly payment of xx with the interest rate of 5.500% for 36 months which further step up in six. The New Principal Balance stated in the modification is xx.
The latest property inspection report is not available in the loan file to determine current property condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The review of the bankruptcy shows that the borrower had filed bankruptcy under XX. The date of last filing bankruptcy isXX.The case was discharged on XX.and terminated on XX. The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx.

This step loan modification agreement was made on XX between the borrower XX and lender XX The borrower promises to make a monthly payment of xx with the interest rate of 5.500% for 36 months which is further step up in six. The New Principal Balance stated in the modification is xx.	Affiliated Business Disclosure Credit Application Missing Required State Disclosures	Field: Lender Name Loan Value: XX Tape Value: XX |---| |----| Comment: Lender Name is XX. however tape data reflects XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type is step. however, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 525   Variance: -165   Variance %: -0.31%   Comment: Loan Original Maturity Term Months is 36. however, the tape data reflects 525.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Value: XX Variance: Variance %: Comment: Property Address street is XX. however, the tape data reflects XX. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.
Prepayment Term Test: FAIL 36Months 0Months 36Months
ThisXXX prohibited fees test.
Prohibited Fees Test: FAIL xx xxx +xx"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount xx . The value of collateral that supports this claim is xx."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "Final Application is missing from the loan file. However, values are considered from initial application datedXX/XX/XX05."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. As there is no assignment done by XX. However, the assignments should be with XX"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at NJ State. The following state disclosures are missing from the loan files.
?NJ Application Disclosure, ?Delivery Fee Authorization, ?NJ Attorney Disclosure, ?The unacceptability of Insurance Notice, ?Attorney Disclosure II, ?Tax Bill Information, ?Private Well Testing, ?Commitment Disclosures, ?Choice of Insurer Disclosure, ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk indicator is moderate due to State Regulations are failed for Prepayment Term Test & Prohibited fees Test."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of services providers disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58015917	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,106.06	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.040%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.349%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$332,353.49	Not Applicable	3.375%	xx	XX/XX/XX15	Financial Hardship	As per updated title report dated XX/XX/xx18, the subject mortgage was originated on XX with the lender XX in the amount of xx,000 which was recorded on XX.
The chain of assignment has not been provided with Updated title report.
There is an active mortgage prior to the subject Mortgage, in the favor of XX recorded on XX for the amount of xxThe first installment county taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/xx18. The second installment taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/XX19.
The first and second installment taxes for the year 2016-2017 and 2017-2018 have been paid.
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower was currently delinquent for 2 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPb reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPb reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
Reason for default is unable to determine.
The loan has been modified, this loan modification agreement was made between XX and (Lender) XX. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.375 %  and new P&I in the amount of xx beginning from XX till the maturity date XX. There is no provision for the balloon payment.
The foreclosure was initiated and the file was referred to an attorney on XX. The foreclosure was put on hold due to loan modification on XX. The notice of Lis Pendens was filed on XX.No further details has been found. According to tape data, the complaint was filed on XX. However, collection comments are available till XX/XX/XX18.
The borrower XX had filed bankruptcy previously under xx the later plan was converted to xx with the case #XX on XX. The plan was confirmed on XX. According to xx plan dated XX, the debtor shall pay the trustee xx monthly for 36 months. The case was converted to xx on XX.  Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xxhe debtor was discharged on XX. The case was terminated on XX.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX. The foreclosure was put on hold due to loan modification on XX. The notice of Lis Pendens was filed on XX.No further details has been found. According to tape data, the complaint was filed on XX. However, collection comments are available till XX.
Bankruptcy Comments:The borrower XX had filed bankruptcy previously under xx the later plan was converted to xx with the case #XX on XX. The plan was confirmed on XX. According to xx plan dated XX, the debtor shall pay the trustee xx monthly for 36 months. The case was converted to xx on XX. Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xxhe debtor was discharged on XX. The case was terminated on XX.	This loan modification agreement was made between XX and (Lender) XX, on XX. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 3.375 % and new P&I in the amount of xx beginning from XX till the maturity date XX. There is no provision for the balloon payment.	Affiliated Business Disclosure Credit Application Origination Appraisal	Field: Lender Name Loan Value: XX|---| |----| Comment: As per the note, the lender name is XX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 586 Variance: -226 Variance %: -0.39% Comment: As per the note, the loan original maturity terms are 360. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "The subject mortgage was originated on XX and recorded on XX.
The updated title dated XX/XX/XX18 shows there is an active mortgage prior to the subject Mortgage, in the favor of XX recorded on XX for the amount of xxFinal HUD-1 does not show any payoff to XX. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the Updated report Subject mortgage is on the second lien position as there is a Senior mortgage in the amount of xxiginated on XX. The Subject mortgage was originated on XX in the amount of xx,000."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx. The borrower was discharged on XX."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per Note, note date is XX. However, final HUD-1 shows the settlement date is XX"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8846774	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,371.51	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.910%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.943%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per updated title report dated XX
No assignment has been found.
There is junior mortgage in the favor of XX in the amount of xx, recorded on XX
No active judgments or liens have been found.
2018-2019 Combined1st installment tax is paid in the amount xx.
2018-2019 Combined 2nd installment tax is paid in the amount xx.
No prior year delinquent taxes have been found	The review of payment history as of dated 1XXX/XX18 shows that the borrower has been delinquent for 2 months and next due date for payment isXX/XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied forXX/XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per the original note term.	Collections Comments:The review of the collection comment shows that the loan is in Collections and next due date for the payment isXX/XX/XX18.
The review of payment history shows that the borrower has been delinquent for 2 months and next due date for payment isXX/XX/XX18.  The last payment was received on 1XXX/XX18 in the amount of xx which was applied forXX/XX/XX18. The UPB is reflected in the latest payment history in the amount of xx. The Current P&I is xx and PITI is xx.The borrower has been making payment as per the original note term.
The Loan has not been modified since origination.
No evidence has been found in the latest 24 months’ servicing comments regarding the bankruptcy and foreclosure.
The reason for default as per servicing is Curtailment of income .
As per the servicing comments, the subject property is owner occupied. No damages or repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Missing Required Disclosures	Field: Lender Name Loan Value: XX|---| |----| Comment: As per the note, the lender name is XX. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the note, the loan amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: As per the note, the original maturity term is 361.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX Tape Value: XX Variance: -9 (Days) Variance %: Comment: As per the note, the stated maturity date is XX Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description is missing from the final title policy.This can be cured by adding an addendum to the final title policy."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to determine from the available loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Massachusetts State. The following Disclosures are missing from the loan file.
1. Lead-Based Paint Disclosure
2. Mortgage Loan Application Disclosure
3. Carbon Monoxide Alarms
4. MA Smoke Detector Certificate
5. Notice of the Specific Reason for Denial of Credit
6. Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88209551	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,119.19	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.960%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.420%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$190,497.37	Not Applicable	6.500%	xx	XX/XX/XX09	Financial Hardship	The review of Updated title report dated XX.
The chain of assignments has not been provided.
There is an active HOA lien against the subject property in the favor of XX in the amount of xxx6 which was recorded on XX.
There is one junior child support judgment against the borrower XX for the amount of xx which was recorded on XX/XX/XX09.
The annual county taxes for the year 2018 have been due in the amount of xx which will due for XX/XX/xx18.
The annual county taxes for the year 2016, 2017 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.
The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 5 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX16, the reason for default is a curtailment of income.
The loan has been modified, this modification agreement was made between Borrower XX and Servicer XX on XX. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 6.500% beginning from XX/XX/XX09 with a maturity date XX/XX/XX49. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.
The borrower XX had filed bankruptcy under xx with the XX. The plan was confirmed on XX. The POC was filed on XX with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX, the debtor shall pay the trustee xx monthly for months 1 through 8 and xx for months 9 through 60 for a period of 60 months. According to the Notice of Mortgage Payment Change dated XX/XX/XX18, the new total payment is xx.
The foreclosure was initiated and referred to an attorney. According to tape data, the complaint was filed on XX. No further details are available.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney. According to tape data, the complaint was filed on XX. No further details are available.
Bankruptcy Comments:The borrower XX had filed bankruptcy under xx with the case #XX. The plan was confirmed on XX. The POC was filed on XX with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX, the debtor shall pay the trustee xx monthly for months 1 through 8 and xx for months 9 through 60 for a period of 60 months. According to the Notice of Mortgage Payment Change dated XX/XX/XX18, the new total payment is xx.	This modification agreement was made between Borrower XX and Servicer XX on XX. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 6.500% beginning from XX with a maturity date XX. The interest-bearing amount is xx. There is no deferred balance and principal forgiven amount.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: XX|---| |----| Comment: As per Note, borrower last name is XX Tape Source: Initial Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: XX  Tape Value: XX   Variance:    Variance %:    Comment: As per PACER report, bankruptcy XX.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX  Tape Value: XX   Variance:    Variance %:    Comment: As per Note, lender name is XX  Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 518   Variance: -158   Variance %: -0.31%   Comment: As per Note, original maturity termmonths are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Value: XX  Variance:    Variance %:    Comment: As per Note, proeprty address is XX   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 8XX/XX49 Variance: -14 (Days) Variance %: Comment: As per Modification, maturity date is XX/XX/XX49. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to Modification agreement made on XX. The existing principal is in the amount of xx and modified new principal is in the amount of xx. Hence, the principal has been forgiven in the amount of xx which exceeds 2% of the modification amount.
The worksheet of modification located at (0484114632_Security Instrument Note and Security Instrument Modification_614_20090730) reflects there is an 8% reduction in principal balance and the reduced UPB is xx."	* Title Review shows major title concern (Lvl 3) "According to Updated title report dated XX
Subject Property is located in the state of Florida which is a Super-lien state. There is a risk of property may get foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second in lien position.
There is an active HOA lien against the subject property in the favor of XX in the amount of xxx6 which was recorded on XX.
Subject Property is located in the state of Florida which is a Super-lien state. There is a risk of property may get foreclosed due to above unpaid lien.
This can be cured by repayment of the unpaid lien along with late fees and unpaid interest."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value since supportive documents are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Note, note date is XX. However, final HUD-1 shows the settlement date is XX."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90646484	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,721.44	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.450%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	24.491%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$235,099.28	Not Applicable	3.375%	xx	XX/XX/XX16	Financial Hardship	The updated title report shows the subject mortgage in 1st lien position. The chain of assignment is complete as XX
There are 4 Water/Sewer/Utility liens totaling xx recorded between 2008 and 2015 with the xx all for delinquent utilities.  The property is located in the State of California.
The 2018-2019 County 1st half taxes are due by XX/XX/xx18 in the amount of xx.
The 2018-2019 County 2nd half taxes are due byXX/XX/XX19 in the amount of xx.	As ofXX/XX/XX18 the loan is currently 2 months delinquent and due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. Suspense funds in the amount of xx were then taken out onXX/XX/XX18 and applied to the June 2018 payment. The current unpaid principal balance is xx.	Collections Comments:As ofXX/XX/XX18 the loan is currently 2 months delinquent and due for the 7XX/XX18 payment. The last payment was received onXX/XX/XX18 in the amount of xx and was placed into suspense. Suspense funds in the amount of xx were then taken out onXX/XX/XX18 and applied to the June 2018 payment. The current unpaid principal balance is xx.
The loan was modified twice since origination with the latest loan mod effective XX with a new principal balance of xx to a fixed rate of 3.375% with a P&I payment of xx beginning XX until maturity date of XX.

Comments indicate several reasons for delinquency.  Notes from 2017 indicate illness and repairs to property.  In 2018 there was income loss, business failure and injury.
There is no indication of any post origination bankruptcy filings and there is currently no foreclosure activity found on the loan.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified twice since origination with the latest loan mod effective XX with a new principal balance of xx to a fixed rate of 3.375% with a P&I payment of xx beginning XX until maturity date of XX.
OnXX/XX/XX09 the loan was modified to a fixed rate loan with 6 steps in interest rates. The maturity date changed from 6XX/XX37 to 7XX/XX49. The principal balance at the time was xx.	Flood Certificate	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value:XX/XX/XX18 |---| 1 (Days) |----| Comment: Last funds were received onXX/XX/XX18 however funds were placed into suspense then added with other suspense funds to apply the last payment onXX/XX/XX18. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The Note was originated as a 30 year however the loan has since been modified which extended the term.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX/XX/XX11 Variance: Variance %: Comment: There is no foreclosure action found therefore date is not applicable. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Per the Updated Title Report dated XX/XX/XX18, there are 4 Water/Sewer/Utility liens totaling xx recorded between 2008 and 2015 with the xx all for delinquent utilities. The property is located in the State of California."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Per the Updated Title Report dated XX/XX/XX18, there are 4 Water/Sewer/Utility liens totaling xx recorded between 2008 and 2015 with the xx all for delinquent utilities.  The property is located in the State of California.
- Delinquent Utility Charges for xx recordedXX/XX/XX08.
- Delinquent Utility Charges for xx recordedXX/XX/XX09.
- Delinquent Utility Charges for xx recordedXX/XX/XX12.
- Notice of Utility Lien for xx recordedXX/XX/XX15."	* Not all borrowers signed HUD (Lvl 3) "The Final HUD located in the file is not executed by the borrowers however it is stamped true and correct copy of the original and is executed by the Settlement Agent."	* Missing flood cert (Lvl 2) "Missing the flood cert from the file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The Note print date is XX however all closing documents were executed on XX."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31484411	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,711.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	43.580%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX
The chain of assignment has been completed. Currently, the assignment is with the XX.
No active judgments and liens are found against the borrower and subject property.
2017 first and second installment county taxes are paid in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 3 months and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate if 4.500%. The UPB reflected as per the payment history is in the amount of xx. However, the borrower is currently making payments as per the note rate.	Collections Comments:The loan is active in the bankruptcy and next due for 5XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate if 4.500%. The UPB reflected as per the payment history is in the amount of xx. However, the borrower is currently making payments as per the note rate.
The reason for default is curtailment of income and illness of borrower.
As per the comment datedXX/XX/XX16, the borrower was deceased. The borrower name and date of death is not mentioned. Also, the death certificate is not found from the loan file.
The borrower XX had filed bankruptcy under xx with the case# XX on XX. The plan was confirmed on XX.The POC was filed on XX, the POC amount is xx and the arrearage amount is xx.The debtor promise to pay for trustee in the amount of xx for 60 months.
The foreclosure has not been initiated.
The subject property is owner occupied. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the case# xx onXX/XX/XX18. The plan was confirmed on XX/XX/XX18.The POC was filed onXX/XX/XX18, the POC amount is xx and the arrearage amount is xx.The debtor promise to pay for trustee in the amount of xx for 60 months.	Not Applicable	Mortgage Insurance Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: XX Tape Value: XX |---| |----| Comment: The bankruptcy case number is XX. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -35 (Days)   Variance %:    Comment: As per payment history the last payment was received onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX  Tape Value: XX  Variance:    Variance %:    Comment: As per Note Lender name is XX.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 4.500%   Tape Value: 0.000%   Variance:    Variance %: 4.50%   Comment: As per Note original stated rate is 4.5000%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX Tape Value: XX   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX Variance: Variance %: Comment: The loan is active in the bankruptcy. Tape Source: Initial Tape Type:	B	* MI, FHA or MIC missing and required (Lvl 3) "The loan type is FHA and final application shows the mortgage insurance amount is xx. Also, the LTV exceeds the XX. However, the MI certificate is missing from the loan file."
* Deceased Borrower(s) (Lvl 3) "As per the comment datedXX/XX/XX16, the borrower was deceased. The borrower name and date of death is not mentioned. Also, the death certificate is not found from the loan file."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Ohio State. The following required state disclosures are missing from the loan file.
1.Equal Credit Availability Notice
2.Insurance Tying Disclosure
3.Non-Deposit Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* TIL not hand dated (Lvl 2) "The final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	86436672	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,118.16	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$129,294.89	Not Applicable	7.750%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX

Active liens/judgments:

1. There is an active junior Notice of Assessment is available in the updated title report in the amount of xx in favor of XX and it was recorded on XX.

1st installment of 2018-2019 year County taxes of xx are due on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.	The review of updated payment history as of 1XXX/XX18, the loan is currently delinquent for +60 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XX.
Collections Comments:The loan is currently delinquent for +60 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on 8XX/XX11.
The comment datedXX/XX/XX18 states that the subject property is occupied currently. The principal borrower, XX deceased and her grandson XX is living in the property and he wants to keep the property. There is no will by XX. The comment datedXX/XX/XX18 states that XX who wanted information about the status forward letter he received. The firm stated it’s trying to determine how XX received ownership of the property so they can advise him what exact documentation is required. XX stated that he is living in the subject property currently and he wants to take the ownership of the home. He stated XX Pointer did not have a last testament and he is not on the deed of the property.
There is no information found in the PACER regarding filing of Bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on XX with the new principal balance of xx out of which xx will be deferred and same is eligible for forgiveness if borrower is not in default on his new payments such that the equivalent of 3 full monthly payments are due and unpaid on the last day of any month, on each of the 1st, 2nd and 3rd anniversaries of 8XX/XX11, the Lender shall reduce the deferred principal balance of my Note in installments equal to X/Xrd of the deferred principal reduction amount. Borrower promises to pay the new interest bearing amount of xx through the new modified P&I of xx with the new fixed interest rate of 7.750% beginning from 8XX/XX11 to the new maturity date of 5XX/XX37.
Missing Required State Disclosures Prepayment Penalty Rider	Field: Lender Name Loan Value: XX	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XX with the new principal balance of xx out of which xx will be deferred and same is eligible for forgiveness if borrower is not in default on his new payments such that the equivalent of 3 full monthly payments are due and unpaid on the last day of any month, on each of the 1st, 2nd and 3rd anniversaries of 8XX/XX11, the Lender shall reduce the deferred principal balance of my Note in installments equal to X/Xrd of the deferred principal reduction amount. The tape of updated payment history is also not showing deferred balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."
* Deceased Borrower(s) (Lvl 3) "The principal borrower, XX deceased and no death certificate/probate is available in the loan file but updated title report dated XX/XX/XX18 is showing that the subject property still vested on her; XX is living in the property and he is grandson of XX and he wants to keep the property. There is no will by XX. The comment datedXX/XX/XX18 states that XX who wanted information about the status forward letter he received. The firm stated it’s trying to determine how XX received ownership of the property so they can advise him what exact documentation is required. XX stated that he is living in the subject property currently and he wants to take the ownership of the home. He stated XX did not have a last testament and he is not on the deed of the property."	* Missing Required State Disclosures (Lvl 2) "The following state (CA) disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
* Settlement date is different from note date (Lvl 2)     "The settlement date is mentioned in final HUD-1 as XX but Note date is XX."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The transaction date is mentioned in ROR/RTC as XX but Note date is XX"
																																																																																								* Prepayment Rider Missing (Lvl 2) "The loan has prepayment provision in Note but prepayment rider is not attached with the recorded copy of mortgage."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92596337	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,900.05	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.740%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	12.642%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$157,226.23	$3,100.00	3.045%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated XX
The chain of the assignment has been completed.
There are active liens as follows:
There is a Medical lien open against the borrower in the amount of xx, in the favor of County of XX which was recorded on XX.
There are three HOA lien open against the property in the favor of XX in the amount of xx. which were recorded on XX/XX/XX11,XX/XX/XX15 and XX/XX/XX15.
The 2017-18 County taxes for 1st and 2nd installments have been paid in the cumulative amount of xx. The 2018-19 County taxes for 1st and 2nd installments have been due in the cumulative amount of xx. No prior years delinquent taxes have been found.
As per review of the payment history datedXX/XX/XX18, the borrower is currently delinquent for 3 months and the next due date is 06XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.The borrower has made the payment as per the modification term.	Collections Comments:The loan is due for more than 3 months. The last payment was received on XX/XX/XX18.The UPB reflected in the payment history is in the amount of xx.
The reason for default is not reflected. Unable to determine the intention of the borrower regarding the subject property.
The loan has been modified since origination. As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx and it is eligible for forgiveness. Hence, the modified principal balance and interest-bearing amount is xx is Borrower promises to pay xx monthly with modified interest rate of 3.045% beginning from XX with a maturity date of XX/XX/XX50.
The foreclosure process was initiated and put on hold due to bankruptcy.
The borrower had filed bankruptcy under xx with Case #XX on XX. The plan was confirmed on XX.  The Bankruptcy POC filed on XX/XX/XX16 and the POC amount is xx and the amount of arrearage is xx. Under xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. Total of plan payment is xx. The MFR granted on XX/XX/XX17. The updated title report states that there are three HOA liens and one hospital lien. The taxes for the year 2018-2019 are due. The reason for default is the death in the family.
The subject property is owner-occupied. Unable to determine the condition of subject property since latest BPO report is unavailable and the comments are not available in the comment history.

Foreclosure Comments:The foreclosure process was initiated in 2018. The complaint was filed on XX. No further details have been found regarding the foreclosure. The foreclosure was put on hold due to bankruptcy.

Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under xx with Case #XX on XX. The plan was confirmed on XX.  The Bankruptcy POC filed on XX and the POC amount is xx and the amount of arrearage is xx.
Under xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. Total of plan payment is xx. The notice of payment change filed on XX/XX/XX18 states that the new total payment is xx and the date of payment change is XX/XX/XX18.	The Step modification agreement was made between Lender XX and Borrower XX.As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx. and it is eligible for forgiveness Hence, the modified principal balance and interest-bearing amount is xx is Borrower promises to pay xx monthly with modified interest rate of 3.045% beginning from XX/XX/XX12 with a maturity date of XX/XX/XX50. This loan is modified two times previously modified on XX located at "xx	Notice of Servicing Transfer Missing Required State Disclosures Document Showing a Index Numerical Value Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX |---| |----| Comment: As per PACER report current bankruptcy case # XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: According to the Modification loan amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 528   Variance: -168   Variance %: -0.32%   Comment: The Note reflects the maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Low Rise Condo (1-4 Stories) Tape Value: Single Family Variance: Variance %: Comment: As per appraisal report subject property type is Low Rise Condo. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."
* Amount of title insurance is less than mortgage amount (Lvl 3) "The amount of insurance is xx on the final title policy which is less than the loan amount xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in California  (CA) state. The below Required State disclosures are missing in the given loan files.
1] Impound Account Disclosure.
2] Cosigner Notice.
3]Private Mortgage Insurance Disclosure.
4]Earthquake Disclosure forCondominiums.
5]Anti-Tying Disclosure.
6]Notice of Right to Copy of Appraisal.
7]Fair Debt Collection Notice."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Unable to determine operative index value from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per HUD-1 settlement date is XX which is not aligned with note date."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50509206	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$979.26	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.380%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX
The chain of assignment has been completed. The latest assignment is with lender xx
 No judgments and liens found against borrower and subject property have been found.
The 2018 county annual taxes are due for XXX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.
According to the payment history, the borrower is delinquent for 7 months and next due for XX/XX/XX17. The last payment was received on XX/XX/XX18. The current P&I is in the amount of xx which was applied to XX/XX/XX17. The UPB is reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the ARM note.	Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx.
As per the servicing comment dated XX/XX/XX18, the reason for default of the borrower was excessive obligations. The borrower had some additional medical expenses. It will be better in 2020. The borrower's intention is to keep his property.
The loan hasn’t been modified once since origination. The borrower has been making payment as per the note.
The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. However, the foreclosure was put on hold as the borrower filed bankruptcy under xx on XX.
According to the PACER, The borrower "XX" has filed for bankruptcy under xx with the case# XX on XX. The POC was filed by the lender XX on XX, the POC secured amount is xx and the arrearage amount is xx. The plan was not yet confirmed. As per bankruptcy Amended xx plan dated XX, the debtor shall pay to the trustee in the amount of xx each month for 60 months payment plan. The date of last filing bankruptcy was on XX.
As the per the comment dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. However, the foreclosure was put on hold as the borrower filed bankruptcy under xx on XX.
Bankruptcy Comments:According to the PACER, The borrower "XX" has filed for bankruptcy under xx with the case# XX on XX. The POC was filed by the lender XX on XX, the POC secured amount is xx and the arrearage amount is xx. The plan was not yet confirmed. As per bankruptcy Amended xx plan dated XX, the debtor shall pay to the trustee in the amount of xx each month for 60 months payment plan. The date of last filing bankruptcy was on XX.	Not Applicable	Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer Loan Program Info Disclosure Credit Application Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: XX; however, tape data reflects with 1850888. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XXX/XX18   Tape Value: XXX/XX18   Variance: 58 (Days)   Variance %:    Comment: As per the payment history, last payment received date is XX/XX/XX18; however, tape data reflects with XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 1.0%   Variance:    Variance %: 10.38%   Comment: The original Note shows Max rate at first adjustment percent 11.380%; however, tape data reflects with 1.00%.   Tape Source: Initial   Tape Type:
Field: Negative Amortization Limit Percent   Loan Value: Not Applicable   Tape Value: 0%   Variance:    Variance %:    Comment: The note is not Neg-Arm. Hence, negative ARM is not applicable; however, tape data reflects with 0.00%.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: The original Note shows original balance amount is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: 5XX/XX18   Tape Value:XX/XX/XX18   Variance: -11 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX35   Tape Value: XXX/XX36   Variance: 160 (Days)   Variance %:    Comment: The original note stated maturity date isXX/XX/XX35.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 214 Tape Value: 220 Variance: -6 Variance %: -0.03% Comment: The original Note shows the stated remaining term is 214; however, tape data reflects with 220. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX15 to XX/XX/XX18; however, we required the last 12 months of payment history. The payment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "The servicing comment is available from XX/XX/XX11 to XX/XX/XX18; however, we required the last 24 months of servicing comments. The servicing comment is missing from XX/XX/XX18 to XX/XX/XX18."
* Deceased Borrower(s) (Lvl 3) "As per the collection comment dated 8XX/XX16, the borrower "XX" was deceased on XX; however, the death certificate of the borrower was not found in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business from is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of service providers disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the Operative index value from the available loan file."
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the Louisiana(LA) state. The below disclosures are missing from the loan file.
1.Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2.Anti-Tying Disclosure
																																																																																								3.Financial Institution Choice of Insurance Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55649104	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,310.18	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.450%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	12.649%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$429,659.34	$136,409.34	3.575%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX

Active liens/judgments:

1. There are 3 active junior Abstract of Support Judgments are available in the updated title report against XX in favor of "XX" and all these judgments were recorded between 2009 and 2013.

1st installment of 2018-2019 year Combined taxes of xx are due on XX/XX/xx18 and 2nd installment of xx are due onXX/XX/XX19.
No prior years delinquent taxes are found in the updated title report.
The review of updated payment history as ofXX/XX/XX18, the loan is currently delinquent for +60 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XX.	Collections Comments:The loan is currently delinquent for +60 days and the next due date of payment is 8XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the loan modification agreement which was made on XX.
There is no information found in the PACER regarding filing of Bankruptcy.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on XX with step amortization (2 steps) with the new principal balance of xx out of which xx will be deferred and the same deferred amount is eligible for forgiveness provided the borrower is not in default on his new payments such that the equivalent of 3 full monthly payments are due and unpaid on the last day of any month, on each of the 1st, 2nd and 3rd anniversaries of 1XXX/XX11, the Lender shall reduce the deferred principal balance of my Note in installments equal to X/Xrd of the deferred principal reduction amount. Borrower promises to pay the new interest bearing amount of xx through the new initial step modified P&I of xx with the new initial step interest rate of 3.5750% beginning from 1XXX/XX11and the new maturity date of 6XX/XX37.	Affiliated Business Disclosure Prepayment Penalty Rider Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Lender Name Loan Value: XX |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX37   Tape Value: 9XX/XX37   Variance: 92 (Days)   Variance %:    Comment: The maturity date of the loan per Note is XX but tape shows XX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 227 Tape Value: 230 Variance: -3 Variance %: -0.01% Comment: The remaining terms of the loan is stated as 227 months but tape shows 230 months. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not executed by borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "The loan has prepayment provision in Note but prepayment rider is not attached with the recorded copy of mortgage."
* Settlement date is different from note date (Lvl 2)     "The settlement date is mentioned in final HUD-1 as XX but Note date is XX"
* Application Not Signed by All Borrowers (Lvl 2)     "Final 1003 is not executed by borrower."
* Application Missing (Lvl 2)     "Final 1003 is not executed by borrower."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The following state (CA) disclosures are missing from the loan file:

1. Insurer Recommendation Disclosure
2. Anti-Tying Disclosure
3. Privacy Notice
4. Notice of Right to Copy of Appraisal
5. Fair Debt Collection Notice"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32081380	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,890.37	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.150%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX.
The chain of assignment has not been provided.
There is a junior mortgage originated on 1XXX/XX07 with XX. in the amount of xx which was recorded on XX/XX/xx07.
The combined annual taxes for the year 2018 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 8 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been paying as per the “ARM Payment change Notice” which is located on (xx).	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been paying as per the “ARM Payment change Notice” which is located on (xx).
According to comment dated XX/XX/XX16, the reason for default is an excessive obligation.
The loan has not been modified since origination.
XX (borrower/debtor) filed bankruptcy under xx with the case# XX. The debtor filed xx plan on XX which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay xx monthly for 60 months. The creditor XX had filed POC onXX/XX/XX17 with a secured claim amount of xx and arrears of xx.
The foreclosure was initiated and referred to an attorney on XX. The complaint was filed on XX. However, XX (borrower/debtor) filed bankruptcy under xx with the case# XX on XX/XX/XX16 and foreclosure was put on hold. No further details are available.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
As per comment dated XX/XX/XX11, the borrower had to pay for property damage. No further comments found regarding the same. The exact amount & nature of damage are unavailable. . No further information is available whether the repairs have been done or not

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on XX. The complaint was filed on XX. However, XX (borrower/debtor) filed bankruptcy under xx with the case# XX on XX and foreclosure was put on hold. No further details are available.
Bankruptcy Comments:XX (borrower/debtor) filed bankruptcy under xx with the case# XX on XX. The debtor filed xx plan on XX which was confirmed on XX. According to the plan, the debtor shall pay xx monthly for 60 months. The creditor XX had filed POC on XX with a secured claim amount of xx and arrears of xx.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Updated Title Report Initial Escrow Acct Disclosure Credit Application	Field: ARM Index Margin Percent Loan Value: 3.3% Tape Value: 3.2% |---| |----| 0.06% Comment: As per the Note, ARM index margin percent is 3.30%. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.3%   Tape Value: 3.2%   Variance:    Variance %: 0.06%   Comment: As per the Note, ARM lifetime floor percent is 3.30%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   XX.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value:XX  Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per the Note, max rate at first adjustment is 11.95%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -171 (Days)   Variance %:    Comment: As per the Note, next pay change date isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX Tape Value: XXX/XX34 Variance: -28 (Days) Variance %: Comment: As per the Note, the stated maturity date is XX. Tape Source: Initial Tape Type:	B	* Missing Updated Title Report (Lvl 4) "The received Updated title report dated XX/XX/XX18 is incomplete. It has only 4 pages (abstract report only). The supportive documents in the updated title report are missing."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the late fees test.
This loan also failed for the first lien lender fees test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in North Carolina State. The following required state disclosures are missing from the loan file.
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing fro the loan file."
* Property Damage (Lvl 2)     "As per comment dated XX/XX/XX11, the borrower had to pay for property damage. No further comments found regarding the same. The exact amount & nature of damage are unavailable. . No further information is available whether the repairs have been done or not"
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
The loan data is 5.000% and comparison data is 4.000%; hence, the variance is +1.000%.
This loan failed the first lien lender fees test due to one of the following findings.
The loan is a first lien mortgage with a principal amount that is greater than or equal to xxx00 and the sum of all lender fees exceeds the greater of 0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage made by a HUD-approved lender and the sum of all lender fees exceeds the greater of 0.25% of the principal amount or xxender fees are all fees designated for the lender other than the origination fee, discount points, assumption fee, rate lock fee, application fee, commitment fee, lender inspection fee (post-close) and interest; or
The loan is a first lien mortgage with a principal amount that is less than xxx00 and the loan charges a lender fee.
The loan data is xx and comparison data is xx; hence, the variance is +xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value since supportive documents are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72447380	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington D.C.	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,641.28	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.470%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	26.431%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$203,857.10	Not Applicable	4.000%	xx	XX/XX/XX14	Financial Hardship	As per the review of the updated title report dated XX
Chain of assignment has not been completed. Currently, the mortgage is with XX which was recorded onXX/XX/xx06. Missing assignment to XX.
No active judgments and liens have been found.
The 2017 and 2018 taxes have been paid. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 60+ days and the next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 7XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2014 mod terms.	Collections Comments:The loan is currently in the collection and the next payment is due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 7XX/XX18. No records for bankruptcy have been found. No evidence of post-closing foreclosure has been found. The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2014 mod terms.
As per the comment datedXX/XX/XX18, the property is owner occupied. No repairs and damages have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This step modification agreement was signed between the borrower XX and the XX.
The UPB is xx. The borrower promises to pay P&I of xx with a interest rate of 4.000%, beginning from XX and the maturity is dated 1XXX/XX36.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: XX
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 370   Variance: -10   Variance %: -0.03%   Comment: As per the note, the maturity months are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file,
1.DC Insurance Notice
2.Domestic Partner Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66789976	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,393.02	8XX/XX21	Unavailable	No	Other	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.497%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.390%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$200,000.00	Not Applicable	4.050%	xx	XX/XX/XX13	Financial Hardship	As per the updated title report dated XX
There is one junior mortgage , one water/sewer and one civil judgment against the borrower.
The  junior mortgage originated on XX and recorded on XX with lender XX  in the amount of xx .
As per the updated title report dated  XX/XX/xx18 the certificate of tax buyer for the unpaid municipal liens was recorded on XX  with certificate#XXXX in the favor of XX  , however the it was  redeemed  on XX/XX/xx13 the amount of tax is not available. No release found in the county records.
The civil judgment was recorded on XX in the amount of xx in the favor of XX.
The 2018 combined taxes are paid in the amount of xx , no prior delinquency has been found.
According to the paymenthistory as of datedXX/XX/XX18 the borrower is delinquent for 2 months. The last payment was received onXX/XX/XX18 in the amount of xx(PITI).The next due date is 7XX/XX18.The monthly P&I is in the amount of xx with the interest rate of 4.050%. The UPB is reflected in payment history is in the amount of xx.The borrower had made last payment as per the	Collections Comments:The current status of loan is in collection.
The process of foreclosure has been initiated.The complaint was filed on 1XXX/XX18 as per client tape .No further comments regarding the foreclosure has been found.
The borrower XX had filed bankruptcy under xx with case#XX on XX the debtor discharged on XX and terminated on XX.
The loan has modified since the origination, the modification agreement was made between the lender XX and the borrower XX on XXX/XX13. The first payment date is XXX/XX13 and the maturity date isXX/XX/XX49.
The amount of xx has been forgiven and the amount of xx,000 is interest bearing amount.
The monthly P&I is in the amount of xx with the interest rate of 4.050%.The loan does not contain balloon payment. The loan has not modified prior to this.
The subject property is owner occupied and is in average condition. No comments  regarding the damage or repair has been found.

Foreclosure Comments:The process of foreclosure has been initiated.The complaint was filed on 1XXX/XX18 as per client tape .No further comments regarding the foreclosure has been found.
Bankruptcy Comments:The borrower XX had filed bankruptcy under xx with case#XX on XX the debtor discharged on XX and terminated on XX.	The modification agreement was made between the lender XX and the borrower XX. The first payment date is XXX/XX13 and the maturity date isXX/XX/XX49.
The amount of xx has been forgiven and the amount of xx,000 is interest bearing amount.
The monthly P&I is in the amount of xx with the interest rate of 4.050%.The loan does not contain balloon payment. The loan has not modified prior to this.	Affiliated Business Disclosure Loan Program Info Disclosure Prepayment Penalty Rider Initial Escrow Acct Disclosure	Field: Lender Name Loan Value: XX |---| |----| Comment: No discreoancy &#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 511   Variance: -151   Variance %: -0.30%   Comment: as per original note the maturity term months are are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX Variance:    Variance %:    Comment: No discreoancy   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 7XX/XX49 Variance: -13 (Days) Variance %: Comment: As per the note the maturity date isXX/XX/XX49. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made between the lender XX and the borrower XX. The first payment date is XXX/XX13 and the maturity date isXX/XX/XX49.
The amount of xx has been forgiven exceeds 2% of modification amount."	* Amount of title insurance is less than mortgage amount (Lvl 3) "As per the final title policy the amount of insurance is xx which is less than the original amount .However the original loan amount is xx.This can be cured by adding an addendum to final title policy with correct amount of insurance."
* Issue with the legal description or recorded instrument (Lvl 3) "As per the updated title report dated XX/XX/XX18 the deed dated XX and recorded on XX with XX however the legal description is missing.The Lot-block number and address is matching."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment penalty test. ( xx )
The loan charges a prepayment penalty. Prepayment penalty mortgages are not eligible for sale to xx."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 the settlement date is XX ,which is different than note date.However the note date is XX."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the available loan file."
* Prepayment Rider Missing (Lvl 2)     "The original note contains the prepayment penalty term, however the prepayment penalty rider is missing from the loan file."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* The property had a tax sale - property or cert was sold to 3rd party (Lvl 2)     "As per the updated title report dated  XX/XX/XX18 the certificate of tax buyer for the unpaid municipal liens was recorded on XX  with certificate#XX in the favor of XX  , however the it was  redeemed  on XX/XX/XX13 the amount of tax is not available. No release found in the county records."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "Prepayment Term Test: FAIL Loan Data 36Months Comparison Data 0Months Variance 36Months"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1201504	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,155.30	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.890%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX

No active judgments or liens found.

2018 annual county taxes are due on 1XXX/XX18 in the amount of xx.
No any prior year taxes are delinquent as per updated title report.
The review of updated payment history as ofXX/XX/XX18, the loan is currently delinquent for +240 days and the next due date of payment is XX/XX/XX17. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx and accrued interest is in the amount of xx. Borrower is currently making payments according to the original Note terms	Collections Comments:The loan is currently in active foreclosure; the loan is currently delinquent for +240 days and the next due date of payment is XX/XX/XX17. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms
The foreclosure proceedings were initiated on the loan by referring it to Attorney. Summons & complaint was filed on XX. The sale was placed on hold due to bankruptcy filed.
According to the collection commentsXX/XX/XX18, the borrower was disputed for monthly payment due. She had already made payment for the month of July, but servicer informed that post-petitionXX/XXth payment was still due. No further evidences have been found regarding the disputed resolve or not.

According to the PACER, the borrower had filed for bankruptcy under xx with the case# XX on XX. The date of last filing bankruptcy is XX/XX/XX18. The plan was confirmed on XX. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xx. As per schedule D under voluntary petition the loan has been determined to have unsecured debts in the amount of xx. MFR was filed on XX. The debtor was discharged on XX.
The reason for default has not been mentioned in the latest collection comments.  As per the latest residential valuation services report dated XX/XX/XX18, the subject property is owner-occupied and is in an average condition. As per the collection comments datedXX/XX/XX17 states, the foreclosure referral hold for HURRICANE IRMA disaster protection efforts, however No evidences have been found regarding property damages in latest servicing comments.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney. Summons & complaint was filed on XX. The sale was placed on hold due to bankruptcy filed.
According to the collection commentsXX/XX/XX18, the borrower was disputed for monthly payment due. She had already made payment for the month of July, but servicer informed that post-petitionXX/XXth payment was still due. No further evidences have been found regarding the disputed resolve or not.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case# XX on XX. The date of last filing bankruptcy is XX/XX/XX18. The plan was confirmed on XX. The POC was filed onXX/XX/XX15, the POC amount is xx and the arrearage amount is xx. As per schedule D under voluntary petition the loan has been determined to have unsecured debts in the amount of xx. MFR was filed on XX.
The debtor was discharged on XX.	Not Applicable	Document Showing a Index Numerical Value Missing Required State Disclosures Credit Application Missing Required Disclosures Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 2.8% Tape Value: 2.7% |---| |----| 0.06% Comment: The ARM index margin percent is 2.750% as per pick a payment note. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.8%   Tape Value: 0.0%   Variance:    Variance %: 2.75%   Comment: The ARM lifetime floor percent is 2.750%, instead of 0.000%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.89%   Comment: The Max rate at first adjustment is 11.890 as per pick a payment note.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.00%   Comment: The original stated P&I is xx (monthly) however tape reflected as xx (biweekly).   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX33 Tape Value: 7XX/XX33 Variance: -27 (Days) Variance %: Comment: The stated maturity date isXX/XX/XX33 as per pick a payment note. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to Schedule D of Voluntary petition datedXX/XX/XX13, the amount of claim without deducting the value of collateral is xx and the value of collateral supporting the claim is xx, therefore, the unsecured claim is in the amount of xx."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as loan program disclosure/rate lock agreement/closing instruction are missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "The XXX risk indicator is "Elevated", due to
GSE (xx) Prepayment Penalty Test:
This loan failed the prepayment penalty test. ( xx )"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Florida" state and this state requires following disclosures and all are missing from the loan file.
1) Anti-Coercion Notice
2) Radon Gas Disclosure
3) Insurance Sales Disclosure"
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27685925	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,294.66	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.427%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$349,145.88	$38,645.88	2.000%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX
The chain of assignment has been completed.
There is State Tax lien in the favor of XX in the amount of xx which was recorded on XX.
There is Renewed judgment in the favor of XX which was recorded on XX.
Another civil judgment is in the favor of XX in the amount of xx which was recorded on XX.
2018 Combined annual tax installment has been paid on 1XXX/XX18 in the amount of xx.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received onXX/XX/XX18 the payment applied date was 1XXX/XX17 and the next due date for payment is1XXX/XX17.The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.the borrower has been making payment as per Modification.	Collections Comments:The loan is currently in Foreclosure. The payment history as of XX/XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received onXX/XX/XX18 the payment applied date was 1XXX/XX17 and the next due date for payment is1XXX/XX17.The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.the borrower has been making payment as per Modification.
This Step modification agreement was signed between the borrower  XX.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 5 steps ending at 5.750%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX15. The maturity is dated  XXX/XX55.
The reason for default is  Unemployment / Decreased Inc. The subject property has been occupied by the Owner.
According to the PACER, the borrower had filed for bankruptcy under xx with the case#XX on XX. The date of last filing bankruptcy is  XX/XX/XX18. The plan was confirmed onXX. The case was discharged on XX. As per the xx plan, the debtor shall pay to the Trustee the sum of the xx for months 1 to 5, xx for months 6 to 13 and xx for months 14 to 60.
The foreclosure was initiated and the file was referred to an attorney on XX. The complaint was filed on XX. However, no further information has been found.
No damages or repair have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX/XX/XX18. The complaint was filed on 1XXX/XX18. However, no further information has been found.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case#XX. The date of last filing bankruptcy is XX. The plan was confirmed onXX. The case was discharged on XX. As per the xx plan, the debtor shall pay to the Trustee the sum of the xx for months 1 to 5, xx for months 6 to 13 and xx for months 14 to 60.	This Step modification agreement was signed between the borrower XX.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 5 steps ending at 5.750%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX15.The maturity is dated  XXX/XX55.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type is Step. however, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 575   Variance: -215   Variance %: -0.37%   Comment: Loan Original Maturity Term Months are 360. However, the tape data reflects 575.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: XX   Variance:    Variance %:    Comment: xx MIN Number is Not Applicable. however, the tape data reflects 10-0011300151862975.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: XX   Tape Value: XX   Variance: -187 (Days)   Variance %:    Comment: S&C Filing date is XX. however, the tape data reflectsXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX55   Tape Value: XXX/XX55   Variance: 28 (Days)   Variance %:    Comment: Stated Maturity Date is XXX/XX55. However tape data reflects XXX/XX55.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 448   Tape Value: 449   Variance: -1   Variance %: -0.00%   Comment: Stated Remaining Term is 448. However, the tape data reflects 449.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject Property Type is PUD. however, the tape data reflects Single Family. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of Services Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at FL State. The following state disclosures are missing from the loan files.
?Anti-Coercion Notice
?Title Insurance Disclosure
?Radon Gas Disclosure
?Insurance Sales Disclosure."
* State Tax Judgment (Lvl 2)     "As per Updated title report dated on XX/XX/XX18, there is State Tax Lien in the favor of XX in the amount of xx, which was recorded on XX"
* Loan has been determined to have an unsecured debt (Lvl 2)     "The Schedule D of Voluntary Petition Shows xx as an unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx There is no comment found regarding a cram down.The case was discharged on XX."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 settlement date is XX which is different from note date XX"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "GSE (Freddie Mac public guidelines) Prepayment Penalty Test: Result: FAIL.

This loan failed the prepayment penalty test.
The loan charges a prepayment penalty. Prepayment penalty mortgages are not eligible for sale to xx"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative  index value since the supportive documents are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49871761	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington D.C.	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$524.59	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.760%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.861%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$262,522.17	$5,299.07	2.000%	xx	XX/XX/XX11	Financial Hardship	As per the review of the updated title report dated XX
The chain of assignment has been completed.  Currently, the mortgage is with XX.
There is a Junior mortgage which originated on XX.
No active liens and judgments against the borrower.
2018-19 Combine annual taxes paid in the amount of xx.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 10 months. The last payment was received onXX/XX/XX18, the payment was applied to the due date of 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx excluding deferred balance in the amount of xx. The borrower has been making the payments as per the modification term done in the year of 2011.	Collections Comments:As per the collection comments, the loan is currently in active bankruptcy. As per the comment datedXX/XX/XX13, the file was referred to an attorney onXX/XX/XX13. No further information regarding the foreclosure has been found. the borrower had filed bankruptcy under xx with the case# XX. The POC was filed on XX, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed on XX and the debtor shall pay P&I to the trustee in the amount of xx for 60 months. The schedule D of Voluntary Petition doesn’t show unsecured portion. The date of last filing isXX/XX/XX18. There is no comment indicating a cram down.
According to the review of payment history as ofXX/XX/XX18, the borrower is delinquent for 10 months. The last payment was received onXX/XX/XX18, the payment was applied to the due date of 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the payment history is in the amount of xx excluding deferred balance in the amount of xx. The borrower has been making the payments as per the modification term done in the year of XX.

Foreclosure Comments:As per the comment datedXX/XX/XX13, the file was referred to an attorney on XX. However, the foreclosure was put on hold as the borrower filed bankruptcy on XX.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the case# XX. The POC was filed on XX, the POC amount is xx and the arrearage amount is xx. The xx plan was confirmed on XX and the debtor shall pay P&I to the trustee in the amount of xx for 60 months. The schedule D of Voluntary Petition doesn’t show unsecured portion. The date of last filing isXX/XX/XX18. There is no comment indicating a cram down.
This Step modification agreement was signed between the borrower XX.
The New Principal Balance is xx with the interest rate of  2%. The step rate increases by 1% with every step change period. The last step change period is 4.5% which increased by 0.5% from XX/XX/XX18. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX11. The interest-bearing amount is xx and deferred balance in the amount of xx. The maturity is dated 7XX/XX43. There is no provision for the balloon payment. Previously the loan was modified in the year of XX.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number XX Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX  Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 522   Variance: -161   Variance %: -0.31%   Comment: As per the note loan original maturity term months are 361.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX Variance: Variance %: Comment: No details have been found regarding the S&C filing date. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate Operative index value due to missing documents from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file:
1. Construction Lien Disclosure
2. Mortgage Loan Servicing Disclosure
3. Choice of Insurance Notice
4. Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
5. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Property Damage (Lvl 2) "As per the comment datedXX/XX/XX13, the borrower had water damage to the home, however, no further details have been found regarding the nature of damage, date of loss and estimated repairs amount."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26099784	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,468.26	8XX/XX21	xx	Yes	FEMA Disaster	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX

The loan has not been assigned since origination. The current assignment is with XX.

Active liens and judgments are as follows:

There is an active credit card judgment against the borrower in the favor of XX recorded onXX/XX/XX1Xxx in the amount of xx.

No prior year delinquent taxes have been found. The 2018 Combined Annual taxes are due on XX/XX/xx18 in the amount of xx.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 37 months. The last payment received date is unavailable, the payment applied date was 7XX/XX15 and the next due date for payment is 8XX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:The loan is currently in foreclosure. As per the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 37 months. The last payment received date is unavailable, the payment applied date was 7XX/XX15 and the next due date for payment is 8XX/XX15. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.

The loan was not modified since origination.

The reason for default is death of principal borrower. The subject property has been occupied by an unknown party. The borrower's intention is to liquidate the property.

The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX, the amended complaint was filed on XX. The foreclosure was put on hold due to FEMA disaster on XX. The hold was removed on XX. The foreclosure judgment was entered on XX. The foreclosure judgment was entered on 1XXX/XX18 and the amount due is xx and the sale was scheduled for XX.

According to the PACER, the borrower had not filed for bankruptcy post loan origination.

No comments were found stating damage to the property. The property is in good condition.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX, the amended complaint was filed on XX. The foreclosure was put on hold due to FEMA disaster on XX. The hold was removed on XX. The foreclosure judgment was entered on XX and the amount due is xx and the sale was scheduled for XX.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer
Title Evidence
Origination Appraisal
Affiliated Business Disclosure
Credit Application
Missing Required State Disclosures
Initial Escrow Acct Disclosure
Right of Rescission	Field: Lender Name Loan Value:XX
Field: Original Stated Rate   Loan Value: 7.990%   Tape Value: 0.000%   Variance:    Variance %: 7.99%   Comment: Original stated rate per Note is 7.990%.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX Variance: -6 (Days) Variance %: Comment: XX. Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "The sale of the subject property has been scheduled on XX. The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX, the amended complaint was filed on XX. The foreclosure was put on hold due to FEMA disaster on XX. The hold was removed on XX/XX/XX17. The foreclosure judgment was entered on 1XXX/XX18 and the amount due is xx and the sale was scheduled for XX/XX/XX19 as per the Uniform Final Judgment of Foreclosure document.(Doc Loc:Ln#27375.pdf(xx. The comments are available till XX/XX/XX18 and no information found regarding the sale. The updated title report shows the subject property is vested in the name of XX (Estate Transfers due to the borrower death)."
* Missing Title evidence (Lvl 4) "The Final Title Policy along with Commitment / preliminary policy are missing from the loan file."	* Litigation (Lvl 3) "This is litigated loan. The comment dated XX/XX/XX18 states that the loan is in litigation and no further information found regarding the matter was resolved or not."
* Deceased Borrower(s) (Lvl 3)     "The borrower XX was deceased on XX. The death certificate is located at "xx". The property was transferred to borrower's heir xx."
* Payment History is not Complete (Lvl 3) "The payment history is not complete. We require the latest 12 months payment history. It is missing from 1XXX/XX17 to XXX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
* Missing Appraisal (Lvl 2)     "The Appraisal at the time of origination is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Florida state. The following state disclosures are missing from the loan file:

1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "The foreclosure was contested on XX. The comment dated XX/XX/XX17 states that the notified contested issue resolved and the closed the file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4035558	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,506.38	8XX/XX21	Not Applicable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.060%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.797%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$125,000.00	Not Applicable	4.525%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX
There are three judgments against XX for the total amount of xx. However, the middle name of the defendant does not match with the middle name of the borrower, XX.
There are three state tax liens against XX, in the favor of XX for the total amount of xx which was recorded on XX respectively.
There are two IRS liens against XX for the amount of xx in the favor of XX. However, the middle name of defendant does not match with XX.
1st and 2nd installments of 2018-2019 county taxes are due in the total amount of xx on XX/XX/xx18 and XX/XX/XX19 respectively. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX14 with the interest rate of 4.525 % and P&I of xx.	Collections Comments:The loan is currently in the collection and the next due date is XX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX14 with the interest rate of 4.525 % and P&I of xx. The reason for default as per collection is illness of the family member and borrower needs to pay all expenses. The borrower had lost his prior two jobs. The secondary reason for default is curtailment of the income. The borrower can’t afford the modification. The loan was eligible for the short sale. The file was referred to an attorney on XX. However, it was dismissed due to the loss mitigation. The loan was last modified on XX. Loan Modification agreement was made between borrower “XX”, with lender “XX” on effective date XX. The borrower agree to pay the UPB of xx with the interest rate of 4.525 % and P&I of xx with fixed amortized type beginning from first payment date 9XX/XX14. The stated maturity date is 8XX/XX49. This loan was modified once since the origination. The lender has forgiven principal amount of xx, which is exceeding 2% of modified principal balance of xx No bankruptcy activity was found I the loan file.
No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file. According to the comment dated XX/XX/XX18, the subject property is owner occupied.

Foreclosure Comments:According to the collection commeny, the file was referred to an attorney on XX. However, it was dismissed due to the loss mitigation. The loan was last modified on XX.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower “XX”, with lender “XX” on effective date XX. The borrower agree to pay the UPB of xx with the interest rate of 4.525 % and P&I of xx with fixed amortized type beginning from first payment date 9XX/XX14. The stated maturity date is 8XX/XX49. This loan was modified once since the origination. The lender has forgiven principal amount of xx, which is exceeding 2% of modified principal balance of xx.	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Borrower First Name Loan Value: XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 517   Variance: -157   Variance %: -0.30%   Comment: As per the note, the original term months are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement dated XX located at “0484142377_Security Instrument Note and Security Instrument Modification_376_20140911.PDF”, the lender has forgiven principal amount of xx, which is exceeding 2% of modified principal balance of xx."	* State Tax Judgment (Lvl 2) "According to the updated title report dated XX"
* Settlement date is different from note date (Lvl 2)     "The subject property is located in California State and the subject mortgage was originated on XX. However, as per final HUD-1, the settlement date is XX"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in california State. The following disclosures are missing from the loan file:
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to calculate as supportive document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25669814	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Mexico	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,297.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.560%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.734%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$197,969.72	Not Applicable	4.000%	xx	XX/XX/XX14	Financial Hardship	The review of the XXX dated XX.
The chain of the assignment has not been completed. The assignment has not been given. It is missing to XX.
There is a state tax lien against the borrower “XX” in the favor of XX for the amount of xx which was recorded on XX`.
The 2018-2019 County 1st installment taxes are due on XX/XX/xx18 in the amount of xx.
The 2018-2019 County 2nd installment taxes are due onXX/XX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied to onXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in XX.

Collections Comments:The loan is currently inactive Collections and next due date for payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied to onXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the Modification in 2014.
 The reason for default from the servicing comment is Excessive Obligations.
The loan has been modified only once since origination.The effective is from on XX between the borrower “XX” and the lender “XX”. The Unpaid principal Balance is xx,000 with interest rate 4.00% which steps up in 2 steps ending at 4.500%.
The borrower promises to pay the monthly P&I of xx beginning from XXX/XX14. The maturity is dated 4XX/XX36. The borrower had forgiven the amount of xx and the interest-bearing amount is xx.
This modification does not contain any balloon provision.
According to servicing comment the foreclosure activity has not been found.
According to servicing comment the bankruptcy activity has not been found.
No damage pertaining to the subject property has been found.
 As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower “XX” and the lender “XX” dated on XX. The Unpaid principal Balance is xx,000 with interest rate 4.00% which steps up in 2 steps ending at 4.500%.
The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity is dated 4XX/XX36. The borrower had forgiven the amount of xx and the interest-bearing amount is xx.
This modification does not contain any balloon provision.
The loan has been modified only once since origination.
Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type Loan Value: Step Tape Value: Fixed Variance: Variance %: Comment: As per Note the amortization type is Step. However, tape reflects Fixed. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification which was made on XX between the borrower XX and the lender XX The modified terms, the new principal balance is in the amount of xx. The amount xx of the new principal balance has been forgiven which exceeds 2% of modification amount."	* Title shows an assignment chain break (Lvl 2) "The chain of the assignment has not been completed. The assignment has not been given. It is missing to XX"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Loan Data36Months Comparison Data0Months Variance36Months
This loan failed the prepayment term test."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Loan Data36Months Comparison Data0Months Variance36Months
This loan failed the prepayment term test.

The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Missing Required State Disclosures (Lvl 2)     "Following disclosure of New Mexico is missing from the loan file.

Freedom to Choose InsuranceCompany and InsuranceProfessional"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "The review of the XXX dated XX/XX/XX18 , there is a state tax lien against the borrower in the favor of XX for the amount of xx which was recorded on XX."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18767972	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,032.32	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.390%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX
 The loan has not been assigned since origination. The current assignment is with XX.
 Active liens and judgments are as follows:
 There is an active credit card judgment against the borrower in the favor of XX recorded on XX in the amount of xx.
 No prior year delinquent taxes have been found. The 2018 combined annual taxes are due on XX/XX/xx18 in the amount of xx. The 2017 combined annual taxes are paid on XX/XX/xx17 in the amount of xx.
According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 19 months. The last payment received date is unable to determine, the payment applied date was XXX/XX17 and the next due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx with the interest rate of 7.390%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:The loan is currently in bankruptcy. According to the payment history as of datedXX/XX/XX18, the borrower is delinquent for 19 months. The last payment received date is unable to determine, the payment applied date was XXX/XX17 and the next due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx with the interest rate of 7.390%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.
The loan was not modified since origination.
The reason for default is excessive obligations. The subject property has been occupied by the owner. The borrower's intention is to keep the property.
The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. The foreclosure sale was scheduled for XX. However, the foreclosure was put on hold as the borrower filed xx bankruptcy on XX. No further details have been found.
The  borrowers XX had filed for bankruptcy under xx with the case#XX. The POC was filed on XX, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX. As per confirmed plan, the debtor shall pay the trustee xx for 36 months under xx. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down.
The property is in good condition with no evidence of damage or repair.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. The foreclosure sale was scheduled for XX. However, the foreclosure was put on hold as the borrower filed xx bankruptcy on XX. No further details have been found.
Bankruptcy Comments:The borrower XX had filed for bankruptcy under xx with the case# XX. The POC was filed on XX, the POC amount is xx and the arrearage amount is xx. The plan was confirmed on XX. As per confirmed plan, the debtor shall pay the trustee xx for 36 months under xx. The schedule D of Voluntary Petition does not show any unsecured portion. There is no comment indicating a cram down.	Not Applicable	Missing Required State Disclosures Credit Application Title Evidence Origination Appraisal Initial Escrow Acct Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: Unavailable   Tape Value:XX/XX/XX18   Variance:    Variance %:    Comment: According to payment history report the last payment received date is unavailable.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX  Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.390%   Tape Value: 0.000%   Variance:    Variance %: 7.39%   Comment: The original note shows the original stated rate percent is 7.3900%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: XX Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "The Final Title Policy at the time of origination along with Commitment and Preliminary title report are missing from the loan file."	* Payment History is not Complete (Lvl 3) "The payment history is not complete. We require the latest 12 months payment history. It is missing from 1XXX/XX17 to XXX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the Georgia state. The following state disclosures are missing from the loan file:
1. Waiver of Borrowers Rights and Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* Missing Appraisal (Lvl 2)     "The Appraisal at the time of origination is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* TIL not hand dated (Lvl 2)     "The Final TIL is not hand dated by the borrower."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50653647	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,892.58	8/XX/XX21	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.796%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$115,627.73	Not Applicable	4.000%	xx	XX/XX/XX10	Financial Hardship	Updated title report as of XX
The chain of assignment has completed.
There are no active liens and judgments against the borrower and the property.
The 2018-19 first and second installment county taxes have been due in the amount of xx; however, no prior year delinquent taxes have been found.

The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent for 6 months. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due dateXX/XX/XX18. The current P&I is xx and rate of interest is 5.877%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the modification.	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active foreclosure and the next due date isXX/XX/XX18. As per collection comments, the reason for default is an excessive obligation.
As per collection comments datedXX/XX/XX18, the borrower’s intention is to get caught up once renters start paying.
As per review, the loan was modified on XX and As per modified terms, the borrower promises to pay the modified principal balance of xx with interest rate 4.00% which steps up in 7 steps ending at 5.877%. The borrower promises to pay the monthly  P&I of xx beginning from XX. The maturity is dated on XX/XX/XX49. This modification agreement does not contain balloon provision.
As per modified terms the borrower promises to pay the UPB of xx; however, as per document located at “xx” there is 18.00% of principal reduction, so the principal balance is xx and the 18.00% amount that is xxx4 which  has been forgiven;  that  amount exceeds the 2.00% of UPB. The latest payment history tape data does not reflect any deferred balance and the current UPB is xx.
As per the review of available documents, the foreclosure was initiated and the file was referred to an attorney on XX and the complaint was filed on XX; however, further information pertaining to that has not been found.
As per collection comments datedXX/XX/XX18, the borrower had to pay for home repairs on their other property to sell it.
As per collection comments, the property is occupied by unknown and regarding property condition, no damage or estimated repairs have been found.

Foreclosure Comments:As per the review of available documents, the foreclosure was initiated and the file was referred to an attorney on XX and the complaint was filed on XX; however, further information pertaining to that has not been found.

Bankruptcy Comments:Not Applicable	This modification agreement was made between the lender " XX" and the borrower "XX". As per modified terms, the borrower promises to pay the modified principal balance of xx with interest rate 4.00% which steps up in 7 steps ending at 5.877%. The borrower promises to pay the monthly P&I of xx beginning from XX. The maturity is dated on XX/XX/XX49.This modification agreement does not contain balloon provision.
As per modified terms the borrower promises to pay the UPB of xx; however, as per document located at xxthere is 18.00% of principal reduction , so the principal balance is xx and the 18.00% amount that is xxx4 which  has been forgiven;  that  amount exceeds the 2.00% of UPB. The latest payment history tape data does not reflect any deferred balance and the current UPB is xx.
Missing Required State Disclosures Document Showing a Index Numerical Value Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per available mod, the amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 534   Variance: -174   Variance %: -0.33%   Comment: As per review, the loan terms are 360.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX49   Tape Value: XXX/XX50   Variance: 76 (Days)   Variance %:    Comment: As per mod agreement, the maturity date is XX/XX/XX49.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 382 Tape Value: 385 Variance: -3 Variance %: -0.01% Comment: As per review, the loan terms are 382.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modified terms the borrower promises to pay the UPB of xx; however, as per document located at “0482765567_Security Instrument Note and Security Instrument Modification_178_20091215” there is 18.00% of principal reduction , so the principal balance is xx and the 18.00% amount that is xxx4 which has been forgiven; that amount exceeds the 2.00% of UPB. The latest payment history tape data does not reflect any deferred balance and the current UPB is xx."	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan files."
* Settlement date is different from note date (Lvl 2)     "As the property is located in the CA state, so the settlement date as per HUD-1 is XX which is different from the loan origination date of XX."
* Missing Required State Disclosures (Lvl 2)     "The property is located in CA state, the following required state disclosures are missing from the loan files.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The operative index value is unable to determine from the available loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "As per collection comments datedXX/XX/XX18, the foreclosure was put on hold due to CA Wildfire and the disaster protection was expired. The subject property is located in the Butte county where recent FEMA disaster is declared (California wild fires)."
																																																																																								* Application Missing (Lvl 2) "The final loan application is missing from the files; however, the values are updated as per the application located at "xx."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41307911	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,975.87	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX No active liens and judgments against the borrower. Combine annual taxes due for the year in the amount of xx onXX/XX/xx19.	Review of payment history as of dated XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.814% with P&I in the amount of xx. The borrower has been making payments as per the ARM change notice located at “xx”.	Collections Comments:Collection comment is available from XX/XX/XX11 till XX/XX/XX18 shows that the borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 3.814% with P&I in the amount of xx.
The borrower has been making payments as per the ARM change notice located at “xx
No foreclosure was initiated in the loan.
According to the PACER, the borrower XX had filed bankruptcy under xx with the case# XX on XX. The plan has not been confirmed yet.
The loan is in active bankruptcy.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the owner.
As per the comment dated 4XX/XX16, property had damage due to hurricane/wind. Date of loss is XX/XX/XX15. In collection comments there are two different comments of the same date of 4XX/XX16 in which Cheque amount is same in the amount of xx; however, the claim amount is different xx and xx. No further details have been found whether repairs are completed or not.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower XX had filed bankruptcy under xx with the case# XX on XX. The plan has not been confirmed yet.
The POC was filed on XX, the POC amount is xx and the arrearage amount is xx.
The schedule D of Voluntary Petition doesn’t show unsecured portion. The current case status is waiting for confirmation hearing of xx plan and the date of last filing is XX/XX/XX18. There is no comment indicating a cramdown.
Not Applicable	Credit Application Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: XX Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 13%   Tape Value: 1.0%   Variance:    Variance %: 11.50%   Comment: As per the note Mac rate at first adjustment is 12.5%.   Tape Source: Initial   Tape Type:
Field: Negative Amortization Limit Percent   Loan Value: Not Applicable   Tape Value: 0%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 114 Tape Value: 117 Variance: -3 Variance %: -0.03% Comment: As per the note stated remaining term is 114 months. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment dated 4XX/XX16, property had damage due to hurricane/wind. Date of loss is XX/XX/XX15. In collection comments there are two different comments of the same date of 4XX/XX16 in which Cheaque amount is same in the amount of xx; however, the claim amount is different xx and xx. No further details have been found whether repairs are completed or not."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below stated required loan disclosures are missing from the loan file:
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
																																																																																								14.Construction Loan Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$5,818.58	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19328198	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$2,783.84	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.560%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	29.218%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$243,331.21	Not Applicable	3.650%	xx	XX/XX/XX10	Financial Hardship	As per the review of the updated title report dated XX
The chain of assignment has not been completed.  Currently, the mortgage is with XX
Active liens and judgments against the borrower as follows:
There are three HOA Liens on the subject property:
HOA lien on the property in favor of XX. and user charges in the amount of xx which was recorded on XX.
HOA lien on the property in favor of XX which was recorded on XX with book/page number XX.
HOA lien on the property in favor of XX which was recorded on XX with book/page number XX.
However, for above two HOA liens property address is not provided to confirm whether these liens on the subject property or not and amount also unavailable.
There are two water/sewer liens against the property out of which the first lien was recorded on XX with book/page number XX and second lien was recorded on XX with book/page number XX in favor of XX, however, property details are not provided to confirm whether the lien is against the subject property and amount of lien is not available.
Hospital claim of lien against the borrower in the amount of xx and in favor of XX. which was recorded on XX.
There are two IRS liens against the borrower which are recorded on different dates, however, amount is not available and no further details provided to determine whether these liens are against the borrower or not.
There are 34 multiple judgments against the borrower which recorded on different dates, however, no additional details provided to confirm whether these liens are against the borrower or not.
County annual taxes paid for the year 2016-2017 in the amount of xx on XX/XX/xx16.
County annual taxes paid for the year 2017-2018 in the amount of xx on XX/XX/xx17.
County annual taxes paid for the year 2018-2019 in the amount of xx on XX/XX/xx18.
As per the review of the payment history, the borrower has been delinquent for 6 months and the next payment is due forXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2010 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due forXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied forXX/XX/XX18. The foreclosure was initiated and the file was referred to an attorney on XX and the complaint was filed on XX. As per the final judgment document located at “xx xx the judgment was entered on XXX/XX14 and sale was scheduled on XX. However, the borrower had filed bankruptcy under xx with the case# XX on XX and FC was placed on hold.
According to the PACER, the borrower had filed bankruptcy under xx with the case# XX on XX. The plan was confirmed on XX. The RFD is unable to determine. The loan was modified thrice since origination and the borrower has been making his payments as per the 2010 mod terms.
As per the servicing comment datedXX/XX/XX18, the subject property is occupied by the owner. No damages or repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX and the complaint was filed on XX. As per the final judgment document located at “xx xx the judgment was entered on XX and sale was scheduled on XX. However, the borrower had filed bankruptcy under xx with the case# XX on XX and FC was placed on hold.
Bankruptcy Comments:According to the review of the PACER report, the borrower XX had filed bankruptcy under xx with the case# XX on XX. The POC was filed on XX, the POC amount is xx and the arrearage amount is xx. The 1st amended xx plan was confirmed on XX and the debtor shall pay P&I to the trustee in the amount of xx for 60 months. the As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of collateral is xx.	This Step modification agreement was signed between the borrower XX and the lender XX on XX. The Unpaid principal Balance is xx with interest rate 3.65% which steps up in 7 steps ending at 6.50%. The borrower promises to pay the monthly P&I of xx beginning fromXX/XX/XX10. The interest-bearing amount is xx. The maturity is datedXX/XX/XX50. There is no provision for the balloon payment. Previously the loan was modified in the year of XX.	Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Lender Name Loan Value: XX; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 523   Variance: -163   Variance %: -0.31%   Comment: As per the note loan original maturity term months are 360 months.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on lower lien position. As per the review of the updated title report, the search was done on the borrower’s name and 2 water liens have been found. First lien was recorded on XX with book/page number XX and the second lien was recorded on XX with book/page number XX in favor of XX, however, property details are not provided to confirm whether the lien is against the subject property and the amount of lien is not available."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification worksheet located at "0484245121_Security Instrument Note and Security Instrument Modification_66_20100419", existing principal balance is in the amount of xx which is reduced to xx. Hence the principal has been forgiven permanently in the amount of xx which is exceeding 2% of modification amount."	* Title Review shows major title concern (Lvl 3) "As per the review of the updated title, there are three HOA Liens:
The first HOA lien is against subject property in favor of XX. and user charges in the amount of xx which was recorded on XX.
The other 2 HOA lien, first in favor of XX. which was recorded on XX and the other in favor of XX. which was recorded on XX with book/page number XX.
However, for above two HOA liens, property address is not provided to confirm whether these liens are on the subject property.
The subject property has located the State of Florida (FL), which is a super lien state. There is a risk of the property getting foreclosed due to the above unpaid liens."
* Loan has been determined to have an unsecured debt (Lvl 3) "According to the review of the PACER report, the borrower XX had filed bankruptcy under xx with the case# XX on XX. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx,xx.86."	* Operative index value is unable to confirm (Lvl 2) "Operative index value is unable to determine from the available loan file."
* Litigation (Lvl 2)     "As per the comment datedXX/XX/XX13, the loan is in litigation. The reason for litigation is not found. No further details have been found stating the litigation issue was resolved."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report, the search was done on the borrower’s name, there are two IRS liens against the borrower which are recorded on different dates, however, amount is not available and no further details provided to determine whether these liens are against the borrower or not."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below mentioned required state disclosures are missing from the loan file:
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97526677	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,079.37	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.701%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$318,590.51	$73,600.00	4.250%	xx	XX/XX/XX12	Financial Hardship	As per the review of the updated title report dated XX
The subject property is located in NV (super lien state) unpaid Water/Sewer/Utilities in the below such as:
1. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
2. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
3. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
4. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
5. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
6. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
7. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
8. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
9. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
10. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
11. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
12. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
13. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
14. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
15. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
16. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
There are four county property taxes paid have been in the below such as:
1. 2018-2019 1st   instilment county taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
2. 2018-2019 2nd   instilment county taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
3. 2018-2019 3rd   instilment county taxes have been due in the amount of xx and recorded on XX/XX/XX18.
4. 2018-2019 4th   instilment county taxes have been due in the amount of xx and recorded on XX/XX/XX18.
Payment history as of XX/XX/XX18 shows that the borrower is 60 days behind the payment. Last payment was received on XX/XX/XX18 in the amount of xx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD terms made on XX.	Collections Comments:According to review of the servicing comment, shows the borrower is 60 days behind the payment. Last payment was received on XX/XX/XX18 in the amount of xx for due date XX/XX/XX18. Next due date is XX/XX/XX18. UPB as per pay history is xx. Borrower made latest payments as per MOD terms made on XX. No further details regarding the foreclosure sale date and bankruptcy were found and reason for default excessive obligations and unemployment. The borrower has been in the intent to keep the property and property is in good condition.

This modification agreement was made between borrower XX and XX. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.250% beginning from XX with a maturity date 5XX/XX49. The interest-bearing amount is xx. There is principal forgiven amount xx and deferred balance amounts xx.

As per the review of the updated title report dated XX
The subject property is located in NV (super lien state) unpaid Water/Sewer/Utilities in the below such as:
1. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
2. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
3. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
4. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
5. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
6. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
7. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
8. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
9. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
10. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
11. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
12. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
13. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
14. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
15. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
16. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
There are four county property taxes paid have been in the below such as:
1. 2018-2019 1st   instilment county taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
2. 2018-2019 2nd   instilment county taxes have been paid in the amount of xx and recorded on XX/XX/XX18.
3. 2018-2019 3rd   instilment county taxes have been due in the amount of xx and recorded on XX/XX/XX18.
4. 2018-2019 4th   instilment county taxes have been due in the amount of xx and recorded on XX/XX/XX18.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between XX. The reason for modification is a financial hardship. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 4.250% beginning from XX with a maturity date 5XX/XX49. The interest-bearing amount is xx. There is principal forgiven amount xx and deferred balance amounts xx.
Document Showing a Index Numerical Value Affiliated Business Disclosure Credit Application Loan Program Info Disclosure	Field: Lender Name Loan Value:XX|---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 503 Variance: -143 Variance %: -0.28% Comment: Maturity term months is 360, tape shows 503 Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XX/XX/XX18 shows sixteen (Water/Sewer/Utilities) open against the subject property in the total amount of xx held by XX. The subject property is located in NV (super lien state) unpaid Water/Sewer/Utilities in the below such as:
1. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
2. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
3. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
4. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
5. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
6. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
7. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
8. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
9. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
10. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
11. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
12. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
13. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
14. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
15. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
16. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
This can be cured by paying the lien with late fees and accrued interest (if any)."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX18 shows sixteen (Water/Sewer/Utilities) open against the subject property in the total amount of xx held by XX. The subject property is located in NV (super lien state) unpaid Water/Sewer/Utilities in the below such as:
1. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
2. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
3. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
4. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
5. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
6. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
7. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
8. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
9. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
10. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
11. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
12. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
13. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
14. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
15. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
16. Water/Sewer/Utilities Lien in the amount of xx in the favor of XX.
This can be cured by paying the lien with late fees and accrued interest (if any)."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement was made on XX between borrower XX, As per MOD lender decided to forgive principal amount of xx from UPB which exceeds the modified UPB by more than 2%."	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 the settlement date is XX however, the closing date as per Note is XX."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file. However a copy of initial 1003 is available in loan file."
* TIL not hand dated (Lvl 2)     "Final TIL not hand dated is  from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of  disclosure is missing from the loan file on the below.

Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45250183	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$4,798.68	8/XX/XX21	Not Applicable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.740%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	11.146%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$323,913.71	Not Applicable	2.700%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX. There is one Civil judgment against borrower in favor of XX in the amount of xx which has been recorded XX. There is one Civil judgment against borrower in favor of XX in the amount of xx which has been recorded XX. The 2018-2019 county taxes for 2nd installment is due in the amount of xx. The current year taxes are due in the amount of xx. Legal description inconsistent from vesting deed to mortgage. Mortgage Legal description Shows as "XX" whereas in Deed Legal Description shows as " XX" At the time of mortgage the subject property was in the name of XX however XX has granted the property to XX on XX, the vesting deed (grant deed)was recorded on XX. Now the property owner is XX.	According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:According to the modification, the loan was modified on XX between the borrower XX, The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.700 % and the borrower promises to pay P&I in the amount of xx beginning from XX. The maturity date as per modification is XX/XX/XX49. This loan was modified once. As per the modified terms, new principal balance is xx. There are 7 steps of modification. Borrower promises to pay and the 1st step is xx monthly with a modified interest rate 2.70 % beginning from XX/XX/XX09, 2nd step is xx monthly with a modified interest rate 3.325 % beginning from XX/XX/XX10, 3rd step is xx monthly with a modified interest rate 3.950 % beginning from XX/XX/XX11, 4th step is xx monthly with a modified interest rate 4.575% beginning from XX/XX/XX12, 5th step is xx monthly with a modified interest rate 5.200 % beginning from XX/XX/XX13, 6th step is xx monthly with a modified interest rate 5.825 % beginning from XX/XX/XX14, 7th step is xx monthly with a modified interest rate 6.500 % beginning from XX/XX/XX15, with a maturity date XX/XX/XX49. The interest-bearing amount is xx. There is no deferred balance, principal forgiven amount is xx. The worksheet loacted on xx" shows the principal reduction as 18%. According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 1 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement. According to the PACER, the borrower had filed for bankruptcy under xx with the case#XX on XX. the case was terminated on XX and was discharged on XX. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down. The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. No further details have been found. As per the collection comment dated XX/XX/XX16 the occupancy is unknown occupant.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX17 and the complaint was filed on XX. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the case#XX on XX. the case was terminated on XX and was discharged on XX. The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no comment indicating a cram down.	Loan Modification agreement was made between borrower XX.
The borrower promise to pay the unpaid principal balance of xx with interest rate of 2.700 % with P&I of xx with step amortized type and it was beginning from first payment date on XX/XX/XX09 and ends with the maturity date of XX/XX/XX49.
According to the loan modification agreement datedXX/XX/XX09, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx.
The worksheet located on xx	Missing Required State Disclosures Affiliated Business Disclosure Missing Required Disclosures Origination Appraisal	Field: Lender Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 515   Variance: -155   Variance %: -0.30%   Comment: Loan original maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX49 Tape Value: 1XXX/XX49 Variance: -14 (Days) Variance %: Comment: Stated maturity date is XX/XX/XX49. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the loan modification agreement dated XX, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx; however, the unsecured portion is xx. There is no information regarding cram down has been found in the bankruptcy case."
* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated XX/XX/XX18, the legal description inconsistent from vesting deed to mortgage. Mortgage Legal description Shows as "XX" whereas in Deed Legal Description shows as "XX."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "According to the updated title report datedXX"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in California state. The following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to the final Hud-1, the settlement date is XX which is different from note date of XX"
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unable to determine from the given lenders documents."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46766123	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,028.23	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.766%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$156,854.24	Not Applicable	3.375%	xx	XX/XX/XX11	Financial Hardship	According to updated title report dated XX. The chain of assignment has been completed.
Subject Mortgage is on first lien position. There is no other mortgage on the subject property.
There are no civil judgments open against the borrower.
2018 county annual taxes have been paid off in the amount of xx on XX/XX/xx18.
2017 county annual taxes have been paid off in the amount of xx on XX/XX/xx17.
2016 county annual taxes have been paid off in the amount of xx on XX/XX/xx16.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX18 to till date. The delinquency has been done for 6months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 4.875.00%. The current unpaid principal balance is in the amount of xx.	Collections Comments:Loan currently is in bankruptcy. Provided payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX18 to till date. The delinquency has been done for 6months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date XXX/XX18. The current P&I is xx and rate of interest is 4.875.00%. The current unpaid principal balance is in the amount of xx.
As per collection comments, the foreclosure was initiated and referred to attorney. Later on Foreclosure was on hold due to bankruptcy filed. No more comments had been found in latest 24 collection comments.
According to the PACER, the borrower had filed the bankruptcy under xx with Case # XX. Plan was confirmed on XX. POC was filed on XX the secure claim amount xx and arrearage in the amount of xx.
As per collection comment the subject property is occupied by owner with good condition and well maintained. No comment regarding damage and repairs located to the subject property.

Foreclosure Comments:As per collection comments, the foreclosure was initiated and referred to attorney. Later on Foreclosure was on hold due to bankruptcy filed. No more comments had been found regarding foreclosure in latest 24 collection comments.
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under xx with Case #XX. Plan was confirmed on XX. As per xx plan debtor to pay the trustee for the period of 60 months in the amount of xx. POC was filed on XX/XX/XX15 the secure claim amount xx and arrearage in the amount of xx.	Loan was modified with an effective date of XX and a new principal balance is xx to the step modification and the rate was starting from 3.375% and borrower had given promise to pay P&I in the amount of xx beginning on XX with a new maturity date of 1XXX/XX49. The rate changes in 3 steps ending at 4.875.	Affiliated Business Disclosure Missing Dicsloures	Field: Lender Name Loan Value: XX; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 511   Variance: -151   Variance %: -0.30%   Comment: As per tape data loan original maturity term months is 511 however according to collection comment it is 360.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date Loan Value:XX/XX/XX07 Tape Value:XX/XX/XX07 Variance: 3 (Days) Variance %: Comment: As per tape data original note doc date isXX/XX/XX07 however according to collection comment it isXX/XX/XX07.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83594036	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$3,679.89	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.790%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	12.652%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$286,364.63	Not Applicable	3.350%	xx	XX/XX/XX13	Financial Hardship	The review of the XXX dated XX
There are two water/sewer notice of lien for garbage fees residential user against the subject property in the favor of XX. total in the amount of xx which were recorded on different dates XX/XX/XX10 and XX/XX/xx14 respectively.
There is an active judgment against the borrower XX in the amount of xx with XX which was recorded on XX.
The 2018-2019 County 1st and 2nd installment taxes have been paid on XX/XX/XX18 and XX/XX/XX18 respectively in the amount of xx and xx respectively.
The 2018-2019 County 3rd and 4th installment taxes are due on XX/XX/xx19 and XX/XX/xx19 respectively each in the amount of xx respectively.
The 2017-2018 County annual taxes have been paid in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX.

Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX17, the reason for default of the borrower is an excessive obligation.
The loan has been modified once since origination. As per the modification agreement which was made on XX, the borrower promises to make a monthly payment of xx with the rate of interest 3.350%, beginning from XX till the maturity date XX/XX/XX49.  The new principal balance along with forgiving amount is xx. However, the lender has forgiven the amount of xx from the principal balance. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified twice since origination. The first time, the loan was modified on XX/XX/XX09. The copy of the previous modification agreement was located at “xx
According to the servicing comments, the foreclosure has not been initiated.
No information pertaining to bankruptcy has been found.
As the per the comment dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was done between the XX. The borrower promises to make a monthly payment of xx with the rate of interest 3.350%, beginning from XX till the maturity date XX/XX/XX49. The new principal balance along with forgiving amount is xx. However, the lender has forgiven the amount of xx from the principal balance. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified twice since origination. The first time, the loan was modified on XX. The copy of the previous modification agreement was located at xx
Missing Required State Disclosures Affiliated Business Disclosure	Field: Lender Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 503   Variance: -143   Variance %: -0.28%   Comment: As per Note document Loan original maturity terms is 360 months; however, tape data reflects with 503.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Variance: Variance %: Comment: No Discrepancy. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per modification agreement which was made on XX, between (Borrowers) XX and the Lender XX. The lender has forgiven principal in the amount of xx. Hence, the new modified principal balance is xx. However, the forgiven amount exceeds 2% of the modified principal balance."
* Title Review shows major title concern (Lvl 4)     "As per the update title report dated XX"
* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the ProTitle report dated XX"	* Not all borrowers signed HUD (Lvl 3) "The final hud-1 settlement statement is not singed by the both borrowers."	* Settlement date is different from note date (Lvl 2) "As per HUD-1 document, the settlement date is XX which is different from the original note date XX."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Nevada state. The Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business disclosure document is missing in the given loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value from available loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37874124	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$712.83	8XX/XX21	xx	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	16.317%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX
The chain of assignment has been completed as no assignment was done from XX.
No active liens and judgments have been found.
The annual county taxes of 2017 have been paid in the amount of xx
No delinquent taxes have been found for the prior year.	According to the payment history as of XX/XX/XX18, the borrower has been currently delinquent for 11 months and the next due date for the payment is XX/XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per ARM change notice which is located at "xx".	Collections Comments:The review of the collection comment shows that the loan is in the active bankruptcy and the next due date for the payment is XX/XX/XX17. According to the PACER, the borrower XX had filed the bankruptcy under xx with the case# XX on XX and the plan was confirmed on XX. The POC was filed on XX with the secured claim amount of xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of xx per month for 60 months. The date of the last filing the bankruptcy wasXX/XX/XX18. The foreclosure was initiated and the file was referred to an attorney on XX. The complaint was filed on XX. The judgment was entered on XX. The foreclosure sale was scheduled on XX. The borrower XX had filed the bankruptcy under xx with the case# XX. However, the foreclosure was placed on hold. The comment dated XX/XX/XX13 states that the litigation was filed on XX/XX/XX13 and the foreclosure was put on hold. However, no details were found regarding the litigation. Further information is not available to confirm whether the litigation hold was removed. The comment dated XX/XX/XX13 reflects that the foreclosure was contested. However, no details were found regarding the contested matter. According to the comment dated 4XX/XX14, the contested issue was resolved. According to the payment history as of XX/XX/XX18, the borrower has been currently delinquent for 11 months and the next due date for the payment is XX/XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied toXX/XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per ARM change notice which is located at "xx". The reason for default was a curtailment of income. No damage and repairs have been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX. The complaint was filed on XX. The judgment was entered on XX. The foreclosure sale was scheduled on XX. The borrower XX had filed the bankruptcy under xx with the case# XX. However, the foreclosure was placed on hold.

Bankruptcy Comments:According to the PACER, the borrower xx and xx had filed the bankruptcy under xx with the case#XX and the plan was confirmed on XX. The POC was filed onXX/XX/XX15 with the secured claim amount of xx and the arrearage amount is xx. As per xx plan, the debtor shall pay to the Trustee the sum of xx per month for 60 months. The date of the last filing the bankruptcy wasXX/XX/XX18.	Not Applicable	Missing Required Disclosures Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 0.0%   Variance:    Variance %: 10.85%   Comment: The max rate is 11.9500%   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: 6XX/XX19   Tape Value: XX/XX/XX18   Variance: -222 (Days)   Variance %:    Comment: As per note the next pay change date is XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: 9XX/XX13   Tape Value:XX/XX/XX18   Variance: 1596 (Days)   Variance %:    Comment: The S&C filing date is 9XX/XX13.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX38 Tape Value: 5XX/XX38 Variance: -25 (Days) Variance %: Comment: As per note the stated maturity date is XX/XX/XX38. Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "The comment dated XX/XX/XX13 states that the litigation was filed on XX and the foreclosure was put on hold. However, no details were found regarding the litigation. Further information is not available to confirm whether the litigation hold was removed."	* Missing Required Disclosures (Lvl 2) "The list of Service Providers Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located Florida State. The following state disclosures are missing from the loan file.
1.?Anti-Coercion Notice
?2.Title Insurance Disclosure
3.?Radon Gas Disclosure
4.?Insurance Sales Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the final HUD1, the settlement date is XX which is different from the Note date of XX."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supporting documents are missing from the loan file."
																																																																																								* Foreclosure Delay or Contested (Lvl 2) "The comment dated XX/XX/XX13 reflects that the foreclosure was contested. However, no details were found regarding the contested matter. According to the comment dated 4XX/XX14, the contested issue was resolved."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45015628	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,396.59	8XX/XX21	Unavailable	No	FEMA Disaster	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.240%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.927%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX
 The chain of assignment is complete.
There is an IRS lien active against the borrower in the favor of Department of the
Treasury - Internal Revenue Service recorded onXX/XX/XX13 in the amount of xx. The SSN# is not provided to validate the lien.
No prior year delinquent taxes have been found. The 2018 combined annual taxes are paid on 1XXX/XX18 in the amount of xx
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 3 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.	Collections Comments:The loan is currently in collection. As per the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 3 months. The last payment was received onXX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment isXX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the Note terms.

The loan was not modified since origination.

The reason for default is curtailment of an income. The subject property is occupied by the wife of deceased borrower. The borrower's intention is to keep the property.
The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. No foreclosure sale date was scheduled. The foreclosure was put on hold on XX due to Service Delay and the hold ended onXX/XX/XX13. The foreclosure file was closed on XX. No further details have been found.
According to the PACER, the borrower had not filed for bankruptcy post loan origination.
The updated title report states that there is an IRS lien and no prior delinquent taxes were found.
Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on XX and the complaint was filed on XX. No foreclosure sale date was scheduled. The foreclosure was put on hold on XX/XX/XX12 due to Service Delay and the hold ended onXX/XX/XX13. The foreclosure file was closed on 5XX/XX14. No further details have been found. The comment dated XX/XX/XX17 states that foreclosure referral hold for Hurricane IRMA due to disaster released.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower First Name Loan Value:XX &#xxD; Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value:XX;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: The Note reflects the Loan Amortization Type as ARM.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX36   Tape Value: 1XXX/XX36   Variance: 65 (Days)   Variance %:    Comment: Stated Maturity Date per Note isXX/XX/XX36.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 219   Tape Value: 222   Variance: -3   Variance %: -0.01%   Comment: The stated remaining term is calculated as 219.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: The Property type is Single Family. Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "There is variation in parcel# between vesting deed and tax search report. The parcel# as per Vesting deed is "XX". However, the tax search report and Appraisal is having parcel as "XX"."
* Deceased Borrower(s) (Lvl 3)     "The borrower XX was deceased on XX. The death certificate is located at xx". The subject property is currently vested in the name of the co-owner XX, as surviving tenant."
* Property Damage (Lvl 3)     "As per the collection comment 1XXX/XX17 the property had flood damage on 6XX/XX17. The damage due to water was in an amount of xx. The nature of damage is unavailable. The claim was disbursed in the amount of xx.
Also,XX/XX/XX18 collection comment states the damage due to hurricane on XX. The final check in the amount of xx was disbursed. The 4XX/XX18 collection comment states that 91% of repairs are completed. The comment dated XX/XX/XX18 states that the 90% inspection results with all structural repairs completed to close the claim. No further details found whether the repairs completed fully or not."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the Florida state. The following state disclosures are missing from the loan file:

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "The Operative Index Value at the time of origination is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per the updated title report there is an IRS lien in the amount of xx in the favor of Department of the Treasury - Internal Revenue Service which was recorded on XX/XX/XX13."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82382943	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,860.22	8XX/XX21	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.800%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	21.777%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$230,899.13	$7,594.26	2.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated on XX The chain of assignment is complete. Active judgments and liens found pending are as follows: There is active civil judgment lien against subject property which is in the amount of xx recorded on XX/XX/XX11 and filed by XXXX. Annual county taxes for the year of 2018 have been paid in the amount of xx No delinquent taxes have been found for the prior years.	Review of the payment history dated fromXX/XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is in active collection. Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure complaint was filed on 4XX/XX18. Review of the payment history dated fromXX/XX/XX15 toXX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2018. Foreclosure complaint was filed on XX.
Bankruptcy Comments:Not Applicable	The loan was modified with an effective date of XX and a new principal balance is xx to a step modification and the rate was starting from 2.00% and borrower had given promise to pay P&I in the amount of xx beginning on 1XXX/XX13 with a new maturity date of 9XX/XX53. The rate changes in 4 steps ending at 4.625%. The deferred balance is xx and principal forgiven amount is xx, however the interest bearing amount is xx	Missing Required State Disclosures	Field: Borrower #1 Middle Name Loan Value: Not Applicable Tape Value: E |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Note shows 3 year fixed and pay option after,   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 544   Variance: -184   Variance %: -0.34%   Comment: Loan modification changed the original terms from 360 to 544.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value: 4XX/XX18 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Modification agreement was made on XX. As per the modified terms, new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 2.00 % beginning from 1XXX/XX13 with a maturity date 9XX/XX53. The interest-bearing amount is xx. The lender has agreed to forgive xx the unpaid principal balance on the modification. However, the forgiven amount exceeds 2% of modified principal."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
Late Fees Test: FAIL 5.000% 4.000% +1.000%"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in North Carolina state. The state disclosures missing from the loan file are:  Amortization Schedule Disclosure Credit Property Insurance Disclosure Fee Agreement Priority of Security Instrument Disclosure Attorney Selection Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value: Date: Type:Full appraisal	Value: Date: Type:Full appraisal	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92740540	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,996.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.735%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	6.192%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated XX
No active judgment or liens are found pending.
 There is one junior mortgage found open in the amount of xx favor of XX which was recorded on XX.
According to updated title report, county taxes for the year of 2018, 1st  & 2nd installment was  paid in the total amount of xx.
No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied toXX/XX/XX18. The next due date isXX/XX/XX18. The payment was received as per modification agreement (xx). As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received onXX/XX/XX18 in the amount xx which was applied toXX/XX/XX18. The next due date isXX/XX/XX18. The payment was received as per modification agreement (xx). As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
The reason for default is excessive obligations.
According to servicing comment, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Loan Program Info Disclosure	Field: Lender Name Loan Value: XX|----| Comment: Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: XX Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form Disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value: Date: Type:Full appraisal	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75369897	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,818.89	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.360%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	25.075%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX12	$547,289.13	$22,659.13	3.875%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX

Currently the assignee is with XX

There is a junior commercial mortgage was originated on XX in the amount of xx with XX

There is one civil judgment open against the borrower in the amount of xx with XX

2018 combined 3rd half taxes have been paid off in the amount of xx on 8XX/XX18.
2018 combined 4th half taxes have been paid off in the amount of xx on 1XXX/XX18.
2019 combined 1st half taxes are due in the amount of xx for the due date XXX/XX19.
2019 combined 2nd half taxes are due in the amount of xx for the due date 5XX/XX19.

No any prior year taxes are delinquent as per updated title report.	The review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +60 days and the next due date of payment is 7XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 6XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx with deferred balance (mod) xx. The borrower is making the payment as per modification agreement dated on XX.	Collections Comments:The review of the collection comment shows that the loan is in the collection and the next due date for the payment is 7XX/XX18. The borrower had filed bankruptcy dated onXX/XX/XX13 under xx with case no# XX. MFR was not filed. The debtor was discharged on XX and the bankruptcy was fully terminated on XX. POC was not filed.

As per review of updated payment history as ofXX/XX/XX18, the subject loan is currently delinquent for +60 days and the next due date of payment is 7XX/XX18. The last payment (P&I) was received onXX/XX/XX18 in the amount of xx for the due date of 6XX/XX18. The UPB as of the date is mentioned in the updated payment history is in the amount of xx with deferred balance (mod) xx. The borrower is making the payment as per modification agreement dated on XX.

As per collection comment dated 1XXX/XX16, the reason for default has is Curtailment of Income. As per the latest residential valuation services "xx" report dated XX/XX/XX18, the subject property is owner-occupied and is in an average condition. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy dated on XX under xx with case no# XX. MFR was not filed.
The debtor was discharged on XX and the bankruptcy was fully terminated on XX.
POC was not filed.	The loan was modified with an effective date of XX and a new principal balance is xx to a step modification and the rate was starting from 2% and borrower had given promise to pay P&I in the amount of xx beginning on XXX/XX12 with a new maturity date of 1XXX/XX36. The rate changes in 3 steps ending at 3.875%.

The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 1XXX/XX36. The UPB that has been amortized is xx as an interest bearing amount.	Missing Required State Disclosures Document Showing a Index Numerical Value Missing Required Disclosures Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 364   Variance: -4   Variance %: -0.01%   Comment: The original term per the note is 360 months however the loan term was extended by the modification agreement.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Variance:    Variance %:    Comment: The audit value uses capital and small letters in describing the property address&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: There is not any foreclosure action to report Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to Schedule D of Voluntary petition dated XX, the amount of claim without deducting the value of collateral is xx.00 and the value of collateral supporting the claim is xx, therefore, the unsecured claim is in the amount of xx."
* Title Review shows major title concern (Lvl 3) "Updated title report states the loan originated on XX. However; there is a xx second mortgage funded on XX. This lien will could prevent the disposition of the property however the loan is in priority position."	* Missing Required State Disclosures (Lvl 2) "The subject property is located at "New Jersey" state and this state requires following disclosures and all are missing from the loan file.

Unacceptability of Insurance Notice
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as loan program disclosure/rate lock agreement/closing instruction are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the collection comment XX/XX/XX12 property had roof damage. The cost of damage is unavailable. No details were found regarding the insurance claim. Latest BPO report is unavailable. Details regarding repairs are unavailable."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is "Moderate", due to
Prepayment Term Test:
Prohibited Fees Test:"
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* XXX State Regulations Test Failed (Lvl 2)     "This loan is failed for
1)  Prepayment Term Test:
The loan data is 36 Months, the comparison data is 0 Months, and the variance is +36 Months.

This loan is not tested for the late fees test.
The loan is not tested against any late fees restrictions for the lender's license type.

2) Prohibited Fees Test:
The loan data is xxx0, the comparison data is xxx, and the variance is +xx
ThisXXX prohibited fees test.
(N.J.S.A. §17:11C-23, N.J.A.C. §§3:1-16.2)
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee.
A person licensed as a mortgage banker or correspondent mortgage banker shall have the right to charge only the following fees:
1 a credit report fee;
2 appraisal fee;
3 application fee;
4 commitment fee;
5 warehouse fee;
6 discount points;
7 lock-in fee;
8 a service fee not to exceed xxx0 to cancel the mortgage; and
9 fees necessary to reimburse the mortgage banker for charges imposed by third parties limited to the following fees:
1 overnight delivery, messenger, fax, and other special delivery fees;
2 flood certification fees;
3 pest inspection or certification fees;
4 final inspection fee;
5 outside counsels' fees as permitted by N.J.S.A. §46:10A-6;
6 certified check fees;
7 credit report and appraisal update fees;
8 not more than one-year of mortgage insurance premiums;
9 survey fees;
10recording fees;
11title and title search fees, including title insurance premiums;
12taxes;
13tax service fees;
14radon test fees;
15other third party fees which are of benefit to the borrower and represent a cost not associated with the lender's overhead. Accordingly, the Department will not approve fees for document preparation, processing, underwriting, file updates, lender reviews, copying, funding, and miscellaneous."
																																																																																								* Application Missing (Lvl 2) "Final loan application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80722377	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,352.88	8XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.690%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$197,191.37	Not Applicable	6.550%	xx	XX/XX/XX09	Financial Hardship	The review of the updated title report dated XX
The chain of assignment has been completed as no assignment was done from XX
There is a junior mortgage against the subject property which was originated on XX and recorded on XX, in the amount of xx with the lender XX
There is an active IRS lien against the borrower in the favor of Department of the
Treasury-Internal Revenue Service recorded on XX/XX/xx17 in the amount of xx.
 No prior year delinquent taxes have been found.
The first installment county taxes of 2018 are due in the amount of xx.
The second installment county taxes of 2018 are due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 6 months and the next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX18. The Interest only payment is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The review of the collection comment shows the loan is in the foreclosure and the next due date for the payment isXX/XX/XX18. According to the PACER, the borrower XX had filed the bankruptcy under xx with the case#XX on XX and the plan is not confirmed yet. The POC was filed on XX with the secured claim amount of xx and the arrearage amount is xx. According to the xx plan, the debtor shall pay the trustee xx for 36 months. The debtor was dismissed on XX and case was terminated on XX. The date of the last filing the bankruptcy wasXX/XX/XX18. The foreclosure was initiated and the file was referred to an attorney onXX/XX/XX18. The complaint was filed onXX/XX/XX18. As per Notice of Trustee's Sale, the foreclosure sale is scheduled on XX. The collection comments are available tillXX/XX/XX18. Hence, unable to determine the current status of the foreclosure sale. According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 6 months and the next due date for the payment isXX/XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx for the due date ofXX/XX/XX18. The Interest only payment is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement. The loan was modified on XX between the borrowers XX. This loan was modified once since origination. The comment datedXX/XX/XX18 states that the reason for default was an excessive obligation. No damage and repairs have been found. The borrower had made 12 months payment on 1XXX/XX17 to reinstate the loan. The subject property has been occupied by the owner. The borrower's intention is to keep the property.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on XX. The complaint was filed on XX. As per Notice of Trustee's Sale, the foreclosure sale is scheduled on XX. The collection comments are available tillXX/XX/XX18. Hence, unable to determine the current status of the foreclosure sale.
Bankruptcy Comments:According to the PACER, the borrower XX had filed the bankruptcy under xx with the case# XX on XX and the plan is not confirmed yet. The POC was filed on XX with the secured claim amount of xx and the arrearage amount is xx. According to the xx plan, the debtor shall pay the trustee xx for 36 months. The debtor was dismissed on XX and case was terminated on XX. The date of the last filing the bankruptcy was XX.	The loan was modified on XX. This is Interest only Modification agreement for 120 months. As per the modified terms, the new principal balance is xx. There are 2 steps of modification. The borrower promises to pay the Interest only payment in the amount of xx monthly with a modified interest rate of 6.550% beginning fromXX/XX/XX09 for 120 months, after that the borrower promises to pay the P&I in the amount of xx monthly with a modified interest rate of 6.550% beginning fromXX/XX/XX19, with a maturity date ofXX/XX/XX49. The interest-bearing amount is xx. There is no deferred balance or principal forgiven amount. This loan was modified once since origination.	Missing Required State Disclosures Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: XX; Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 569   Variance: -209   Variance %: -0.37%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.690%   Tape Value: 2.950%   Variance:    Variance %: 3.74%   Comment: The Note reflects the Original Stated Rate as 6.690%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX16   Variance: -868 (Days)   Variance %:    Comment: S&C Filing Date isXX/XX/XX18.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX49 Tape Value: 7XX/XX49 Variance: -14 (Days) Variance %: Comment: Stated Maturity Date per Modification isXX/XX/XX49.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "The foreclosure was initiated and the file was referred to an attorney on XX. The complaint was filed on XX. As per Notice of Trustee's Sale, the foreclosure sale is scheduled on XX. The collection comments are available tillXX/XX/XX18. Hence, unable to determine the current status of the foreclosure sale."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supporting documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the California state. The following state disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure for Condominiums
5. Hazard Insurance Disclosure
6. Insurer Recommendation Disclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date as per the final HUD-1 is XX which is different from the Note date of XX."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date as is XX which is different from the Note date of XX."
																																																																																								* Application Missing (Lvl 2) "The final application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76570189	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,309.54	8/XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	7.850%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.614%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$261,932.04	Not Applicable	4.171%	xx	XX/XX/XX12	Financial Hardship	According to the updated title report dated XX
The chain of assignment has been completed.
There is one active senior mortgage against the subject Mortgage, in the favor of XX recorded on XX for the amount of xxThe 2017 first installment city taxes are paid for the amount of xx.
The 2017 second installment city taxes are due for the amount of xx which was due on XXX/XX19.
No, any prior delinquent taxes are found.
According to the payment history as of dated 1XXX/XX18, the borrower is currently delinquent for 4 months and next due for 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.171%. The UPB reflected as per the payment history is in the amount of xx. However, the borrower is making payments as per the modification agreement rate.

Collections Comments:The loan is active in the foreclosure and next due for 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx with an interest rate of 4.171%. The UPB reflected as per the payment history is in the amount of xx. However, the borrower is making payments as per the modification agreement rate.
The reason for default is curtailment of income.
The loan was modified since origination. The borrower is making payment as per the modification agreement which was made on XX between the borrower XX According to modified terms, the new principal balance is xx. The lender agrees to forgive for the amount of xx. The borrower promise to pay for the amount of xx with an interest rate of 4.171% beginning on 7XX/XX12 till maturity date 1XXX/XX49.
The borrower XX had filed bankruptcy under xx with case#XX on XX. The reaffirmation agreement filed on XXX/XX14.The debtor was discharged on XX and terminated on XX.
The foreclosure has not been initiated.
The subject property is owner occupied. No damage and repairs are found.

Foreclosure Comments:As per the tape data, the foreclosure was initiated. The complaint was filed on XX.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with case# XX on XX. The reaffirmation agreement filed on XXX/XX14.The debtor was discharged on XX and terminated on XX.	The loan was modified since origination. The borrower is making payment as per the modification agreement which was made on XX between the borrower XX and lender XX According to modified terms, the new principal balance is xx. The lender agrees to forgive for the amount of xx. The borrower promise to pay for the amount of xx with an interest rate of 4.171% beginning on 7XX/XX12 till maturity date 1XXX/XX49.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: XX Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 503   Variance: -143   Variance %: -0.28%   Comment: The original maturity terms are 360 months.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX48   Tape Value: 1XXX/XX49   Variance: 365 (Days)   Variance %:    Comment: The maturity date is 1XXX/XX48.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 365 Tape Value: 377 Variance: -12 Variance %: -0.03% Comment: The stated remaining terms are 365 months.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage was originated on XX.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on XX.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien."	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Connecticut license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on xx shall be deemed on and after xx, to be a mortgage lender license.
As of xx the xx and the Connecticut Second Mortgage Lender License are no
longer valid. The Connecticut Mortgage Lender License is available for loans with a closing date before July 1st, 2008."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Connecticut license validation test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Connecticut State. The following required state disclosures are missing from the loan file.
1.Appraisal Disclosure
2.2nd Liens = provide CT disclosure and comply with terms Mortgage Insurance Disclosure
3.Interest Rate Disclosure
4.Lock-In Agreement Disclosure
5.Payoff Statement Disclosure
6.Legal RepresentationDisclosure
7.Non-Prime HUD ContactDisclosure
8.Non-Prime Notice of LoanTerms Disclosure
																																																																																								9.Interim Financing Disclosure"	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53169918	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,360.93	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.630%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	xx	XX/XX/XX16	$131,676.93	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	As per the review of the updated title report dated XX.
There is a junior mortgage in the amount xx in the XX.
There are 12 water sewer liens in the favor of XX in the total amount of xx which were recorded on different dates.
There are 2 judgments first in the amount of xx in the favor of XX which was recorded on XX and the other in the amount of xx which was recorded on XX.
There are 2 real estate taxes first in the amount of xx which was recorded on XX in the favor of XX the other in the amount of xx in the favor of XX.
The 2018-19 1st and 2nd installment taxes have been paid. 2018-19 3rd and 4th installment have been due. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 15 months and the next payment is due for 6XX/XX17. The last payment was received on 7XX/XX17 in the amount xx which was applied for 5XX/XX17. The UPB is xx.The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2016 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 6XX/XX17. The last payment was received on 7XX/XX17 in the amount xx which was applied for 5XX/XX17. As per the review of the PACER report, the borrower XX had filed bankruptcy under xx with case#XX on XX and it was petition filed on XX/XX/XX18. The foreclosure was initiated and the file was referred to an attorney. The complaint was filed on XX/XX/XX17. Further details are not found. The borrower XX had filed bankruptcy under xx with case#XX on XX and FC was placed on hold. The RFD is an excessive obligation. The loan was modified once since origination and the borrower has been making his payments as per the 2016 mod terms. As per the comment dated 6XX/XX18, the property si owner-occupied. No repairs and damages have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney. The complaint was filed on XX. Further details are not found. The borrower XX had filed bankruptcy under xx with case#XX on XX and FC was placed on hold.
Bankruptcy Comments:As per the review of the PACER report, the borrower xx had filed bankruptcy under xx with case#XX on XX and it was petition filed on XX. As per the amended xx plan, the debtor shall pay the trustee xx for 60 months. The total amount to be paid is xx. The POC was filed on XX with its amount as xx and the amount of arrearage is xx.	This step modification agreement was signed between the borrower XX and the lender XX
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from XXX/XX16 and the maturity is dated 7XX/XX43. The lender has forgiven principal in the amount of xx; however, the forgiven amount exceeds 2% of the modified principal balance.
Credit Application Final Truth in Lending Discl. Initial Escrow Acct Disclosure Origination Appraisal Notice of Servicing Transfer Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX, Inc.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 329   Variance: 31   Variance %: 0.09%   Comment: Loan maturity date per note, 30 yr term   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.630%   Tape Value: 0.000%   Variance:    Variance %: 7.63%   Comment: As per note, the original stated arte is 7.63%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: XX/XX/XX17 Tape Value: 1XXX/XX17 Variance: -58 (Days) Variance %: Comment: As per the comments, the S&C is XX/XX/XX17. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage in on lower lien position as there are 12 water sewer liens in the favor of XX in the total amount of xx which were recorded on different dates.
The subject property is located in NV which is a super lien state. There is a possibility of foreclosure due to above unpaid water sewer liens.
This can be cured by paying off the above liens with accrued interest and late charges if any."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The modification agreement made on XX, between (Borrower) XX and the lender XX, in which the lender has forgiven principal in the amount of xx; however, the forgiven amount exceeds 2% of the modified principal balance."
* Title Review shows major title concern (Lvl 4)     "As per the review of the updated title report dated XX/XX/XX18, there are 2 real estate taxes first in the amount of xx which was recorded on XX in the favor of XX of the County of XX the other in the amount of xx in the favor of XX, State of Nevada.
The subject property is located in NV which is a super lien state. There is a possibility of foreclosure due to above unpaid tax liens.
This can be cured by paying off the above liens with accrued interest and late charges if any."	* Application Missing (Lvl 2) "Final application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL 0.000% 8.039% -8.039%."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 8.039%. The disclosed APR of 0.000% is not considered accurate because it is more than
																																																																																								X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67907357	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,739.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.860%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	12.617%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX08	$168,400.00	Not Applicable	6.550%	xx	XX/XX/XX08	Financial Hardship	Review of updated title report dated XX. There is one junior mortgage lien against borrower active in the favor of XX, in the amount of xx, recorded on XX. 2018 taxes are due in the amount of xx. 2017 taxes are paid off in the amount of xx. No prior year delinquent taxes have been found.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17. The payment history reflects current unpaid principal balance is in the amount of xx. The loan was modified XX; borrower is making the payment as per modification at the interest rate of 3.630% and P&I xx.	Collections Comments:The reason for default is excessive obligation. The subject property is owner occupied. The borrower's intention is to keep the property. As per servicing comment dated 7XX/XX18 shows subject property had roof and window damage due to hurricane with estimated repair cost of xxo further comment was found stating that all the repairs have been completed. However, the latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX17 to till date. The delinquency has been done for more than 15 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX17.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified XX; borrower is making the payment as per modification at the interest rate of 3.630% and P&I xx.

Borrower “XX” filed Bankruptcy under the xx case#XX date XX. Schedule D of voluntary petition dated XX shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxCreditor was filed the POC on with XX/XX/XX18 secured claim amount xx, unsecured amount is xxx and arrearage is xx. Chapter plan 13 was filed XX, debtors shall pay the payment as xx per month for 60 months and this plan was not yet confirmed. BK case was dismissed on XX and got terminated on XX. No further information is available about the bankruptcy.

Review of collection comment and loan file stated that foreclosure was initiated in 2017; the FC file was referred to attorney on XX. The sale was published as XX. The sale was scheduled on XX. The FC sale was placed on hold due to the BK case was filed on XX under xx. BK case was dismissed on XX and also BK hold was released on FC. The latest comment dated XX/XX/XX18 shows that the loan is in active loss mitigation.  The comment dated XX/XX/XX18 shows the borrower was declined the short sale option. No further comment is available about the FC.

Foreclosure Comments:Review of collection comment and loan file stated that foreclosure was initiated in 2017; the FC file was referred to attorney on XX. The sale was published as XX. The sale was scheduled on XX. The FC sale was placed on hold due to the BK case was filed on XX under xx. BK case was dismissed on XX and also BK hold was released on FC. The latest comment dated XX/XX/XX18 shows that the loan is in active loss mitigation.  The comment dated XX/XX/XX18 shows the borrower was declined the short sale option. No further comment is available about the FC.
Bankruptcy Comments:Borrower “XX” filed Bankruptcy under the xx case#XX date XX. Schedule D of voluntary petition dated XX/XX/XX18 shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xxCreditor was filed the POC on with XX/XX/XX18 secured claim amount xx, unsecured amount is xxx and arrearage is xx. Chapter plan 13 was filed XX, debtors shall pay the payment as xx per month for 60 months and this plan was not yet confirmed. BK case was dismissed on XX and got terminated on XX. No further information is available about the bankruptcy.
The loan modification agreement was made between “XX effective date is XX. The first modified payment is still due for the date of XX/XX/XX08 and the new maturity date will be XX/XX/XX36. Borrower is making the payment as per ARM note term.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: XX Tape Source: Initial Tape Type:
Field: First Pay Change Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: -31 (Days)   Variance %:    Comment: First Pay change date is XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: XX  Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan Amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: As per note maturity terms are 361 month.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per note max rate is 11.950%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -242 (Days)   Variance %:    Comment: As per note next pay change date isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Unavailable   Tape Value:XX/XX/XX16   Variance:    Variance %:    Comment: As per servicing comment complaint was filed on XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX36 Tape Value: 5XX/XX36 Variance: -14 (Days) Variance %: Comment: As per note maturity date isXX/XX/XX36. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "As per servicing comment dated 7XX/XX18 shows subject property had roof and window damage due to hurricane with estimated repair cost of xxo further comment was found stating that all the repairs have been completed. However, the latest BPO report is not available to verify the current condition of subject property."	* Missing Required Disclosures (Lvl 2) "List of servicing providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from theloan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Tennessee. Following disclosures are missing from the loan file.
1.Placement of Insurance Disclosure
2.Availability of Title Insurance
3.TN Consent to Disclosure of Insurance Information
4.Choice of Agent/insurer
5.Insurance Solicitation/Post Commitment"
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$6,000.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46642562	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$2,195.11	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	10.150%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX
No assignment was done for the said mortgage.
There is a water lien active against the subject property in the favor of XX for the amount of xx, which was recorded on XX.
There is a mortgage foreclosure judgment against the subject property in the favor of XX, which was recorded on XX. The amount of judgment is xx.

2018 year annual School taxes of xx were paid in full onXX/XXxx18.
2018 year annual City/County taxes of xx were paid in full onXX/XX/xx18.

The Payment History dated as of XX/XX/XX reveals that the borrower has been delinquent with loan payments since XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date XX/XX/XX17. The current P&I is xx and rate of interest is 3.34%. The current unpaid principal balance is in the amount of xx.
Collections Comments:The loan is currently in active bankruptcy and the next due for the payment is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to XX/XX/XX17. The current UPB is reflected in the amount of xx.
The reason for default has been due to excessive obligations.
The loan has not been modified since origination.
The foreclosure sale for 1XXX/XX17 has been put on hold due to the bankruptcy filed by the borrower.
The borrower had filed bankruptcy under xx with the Case # XX on XX and the plan was confirmed on XX. The POC was filed on XX/XX/XX17 for the secured claim in the amount of  xx and an arrearage in the amount of xx.
No evidence of any structured damage to the property has been found.

Foreclosure Comments:
According to review of the latest 24 months of servicing comments, the foreclosure has been initiated on the loan and the judgment was entered on XX. The foreclosure sale was scheduled for 1XXX/XX17. Later, the foreclosure was put on hold because the borrower had filed bankruptcy xx, case # XX on XX. No further details have been found. As per comment dated XX/XX/XX16, the title issue was resolved which was raised due to a prior active municipal lien on the title of the subject property.  The prior lien was in the favor of the XX recorded in the year 2000 for the amount of xxBankruptcy Comments:The borrower had filed bankruptcy under xx with the Case # XX on XX and the plan was confirmed on XX/XX/XX18. POC was filed on XX/XX/XX17 for the secured claim in the amount of  xx and an arrearage in the amount of xx.
Not Applicable	Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX |---| |----| Comment: No major discrepancy. &#xxD; Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: The max rate at first adjustment is not mentioned in the note document; Hence, it has been updated the lifetime adjustment rate. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX18   Tape Value: XX/XX/XX18   Variance: -30 (Days)   Variance %:    Comment: The next payment change date at the time of review is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX37   Tape Value: 1XXX/XX37   Variance: -14 (Days)   Variance %:    Comment: &#xxD; According to note, the maturity date is XX/XX/XX37. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: No discrepancy. &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, the subject mortgage is at second lien position as there is a water lien active against the subject property in the favor of XX for the amount of xx, which was recorded on XX."
																																																																																						* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there is a water lien active against the subject property in the favor of XX for the amount of xx, which was recorded on XX. The property is located in PA, which is a super lien state. There is a risk of property getting foreclosed if the said lien remains unsatisfied."		* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53282682	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,201.14	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX
No active liens and judgments have been found.
The 2018-20191st utility taxes have been paid on XX/XX/xx18 and 2nd utilities taxes are due on XX/XX/XX19 respectively each in the amount of xx.
The 2018-20191st utility taxes have been paid on XX/XX/xx18 and 2nd utilities taxes are due on XX/XX/XX19  respectively each in the amount of xxhe 2018-20191st city taxes have been paid on XX/XX/xx18 and 2nd taxes are due on XX/XX/XX19 respectively each in the amount of xx.
No prior years delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 10 months. The last payment was received on 1XXX/XX17 which was applied on 1XXX/XX17 and the next due date for payment is 1XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xxx.The borrower is making payments as per ARM notice payment change which is located at “xx	Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX17. The last payment was received on XX/XX/XX17 in the amount of xx, which was applied for XX/XX/XX17. The UPB reflected in the payment history is in the amount of xx
As per the comment dated XX/XX/XX18, the reason for default of the borrower is marital problems. As per the comment dated XX/XX/XX17, the borrower was taking care of his mother. The loan hasn’t been modified once since origination. The borrower has been making payment as per the ARM note.
As per collection comment the foreclosure was initiated. The file was referred to an attorney XX. However, the foreclosure file was put on hold due to the borrower had filed bankruptcy under xx on 9XX/XX18.
According to the PACER, the borrower “XX” had filed bankruptcy under xx with the case#XX on XX and the plan was confirmed on XX. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed by the creditor “XX” on XX/XX/XX18 with the POC amount xx and the amount of arrearage is xx. The date of last filing bankruptcy is XX/XX/XX18.
As the per the servicing comment dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. The borrower intention is to keep the home. No damage pertaining to the subject property has been found.

Foreclosure Comments:As per collection comment the foreclosure was initiated. The file was referred to an attorney XX. However, the foreclosure file was put on hold due to borrower had filed bankruptcy under xx on XX.
Bankruptcy Comments:According to the PACER, the borrower “XX” had filed bankruptcy under xx with the case#XX on XX/XX/XX18 and the plan was confirmed on XX. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed by the creditor “XX” on XX/XX/XX18 with the POC amount xx and the amount of arrearage is xx. The date of last filing bankruptcy is XX/XX/XX18.

Not Applicable	Missing Required State Disclosures Origination Appraisal Loan Program Info Disclosure Credit Application Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX|---| |----| Comment: No discrepancy. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX  Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 14%   Tape Value: 1.0%   Variance:    Variance %: 12.50%   Comment: As per note the max rate at first adjustment is 13.500%; however, tape data reflects with 1.00%.   Tape Source: Initial   Tape Type:
Field: Negative Amortization Limit Percent   Loan Value: Not Applicable   Tape Value: 0%   Variance:    Variance %:    Comment: The note is not a Negam.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XXX/XX19   Variance: 3 (Days)   Variance %:    Comment: As per note next pay change date is XX/XX/XX19; however, tape data reflects with XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per the note, original balance is xx; however, tape data reflects with xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XX  Variance:    Variance %:    Comment: No Disrepancy.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX47   Tape Value: XXX/XX48   Variance: 186 (Days)   Variance %:    Comment: As per note the stated maturity date is XX/XX/XX47; however, tape data reflects with XX/XX/XX48.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 356 Tape Value: 363 Variance: -7 Variance %: -0.02% Comment: As per note the stated remaining term is 356; however, tape data reflects with 363. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Virginia state. The following required state disclosures are missing from the loan file.
1. ?VA Application Disclosure.
?2. Choice of Settlement Agent Disclosure.
3. ?Disclosure of Charges For Appraisal or Valuation.
4. ?Copy of Appraisal or Statement of Appraised Value."
* Missing Appraisal (Lvl 2)     "The Appraisal report is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per updated title report dated XX/XX/XX18, the chain of assignment has not been given. However, the current assignment is with lender XX The missing assignment is to XX"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31513906	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,151.96	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.447%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	55.203%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$423,587.52	$4,861.88	3.875%	xx	XX/XX/XX15	Financial Hardship	The review of the updated title report dated XX. The chain of assignment is completed.
There are active judgments and liens as follows:
1. Civil judgment in the amount of xx in the favor of XX which was recorded on XX but not against the borrower.
2. Ten state tax liens in the amount of xx in the favor of XX.
3. Eleven municipal liens in the total amount of xx in the favor of XX, however, the property address does not matches with the subject property.
The taxes for the year 2017 are paid and no prior delinquent taxes were found.	Review of the payment history states that the borrower has been delinquent for more than 2 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the amount of xx. The borrower making payments as per the modification.	Collections Comments:The loan is due for more than 2 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the amount of xx. The borrower making payments as per the modification.
No bankruptcy  and foreclosure activity found. The reason for default is excessive obligations. The comment dated XX/XX/XX18 states that the occupancy is occupied by owner.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modifiation agreement made bteween the borrower XX and the lender XX.
The UPB is xx, the deferred amount is xx and the interest bearing amount is xx. The modification is a four step modification.	Affiliated Business Disclosure Missing Dicsloures	Field: Lender Name Loan Value: XX |---| |----| Comment: As per the note. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Loan Modification executed 7-15-2015 is a four step, 40 year agreement.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 582   Variance: -222   Variance %: -0.38%   Comment: Difference in Loan Original Maturity Term is a Tape error, using the term of the Loan Modification rather than the Original Note term.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: 1XXX/XX18 Variance: Variance %: Comment: The Loan File and documents reviewed did not list or show an S&C filing for review. Tape Source: Initial Tape Type:	B	* Active State Tax Lien Judgement. (Lvl 2) "As per the updated title report, there are ten state tax liens in the total amount of xx in the favor of XX"
* Property Damage (Lvl 2)     "As per the servicing comment dated XX/XX/XX16 the subject property was vacant for 3 months while the borrower made repairs and the property is now rented again. No information found regarding the cost of repairs."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative index from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "Per the Notary Public all documents were signed on XX which is different from the note date XX."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20380641	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Montana	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,339.06	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX. The chain of assignment has not been provided in updated report.
There is a junior mortgage originated on XX with XX, a Corporation was recorded on XX in the amount of xx.
The combined first and second installment taxes are due in the total amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 14 months. The next due is onXX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XX/XX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the Note.	Collections Comments:As per the collection comments, the loan is currently in bankruptcy. XX (borrower/debtor) filed bankruptcy under xx with the case# XX on XX. The debtor filed proposed xx plan on XX which was confirmed on XX. According to the plan, the debtor shall pay xx for 60 months. The creditor XX had filed POC on XX/XX/XX18 with a secured claim amount of xx and arrears of xx.
According to the servicing comments, the foreclosure was initiated in 2017. The file was referred to an attorney on XX and complaint was filed on XX. The sale was published in newspapers on XX and XX and sale date was scheduled for XX. However, the file has been put on hold as borrower filed the bankruptcy on XX.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 14 months.  The next due is onXX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XX/XX/XX17. The UPB reflected in the amount of xx. The borrower has been paying as per the Note.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2017. The file was referred to an attorney on XX and complaint was filed on XX. The sale was published in newspapers on XX/XX/XX18 and XX/XX/XX18 and sale date was scheduled for XX. However, the file has been put on hold as borrower filed the bankruptcy on XX.
Bankruptcy Comments:XX (borrower/debtor) filed bankruptcy under xx with the case# XX. The debtor filed proposed xx plan on XX which was confirmed on XX. According to the plan, the debtor shall pay xx for 60 months. The creditor XX had filed POC on XX with a secured claim amount of xx and arrears of xx.	Not Applicable	Origination Appraisal Credit Application Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX |---| |----| Comment: As per the PACER, the case# is XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX.   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per the Note, the original balance is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.750%   Tape Value: 0.000%   Variance:    Variance %: 7.75%   Comment: As per the Note,As per the Note, the original interest rate is 7.75%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: 1XXX/XX17   Tape Value: XX/XX/XX17   Variance: -51 (Days)   Variance %:    Comment: As per the available documents, the S&C filing date is 1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan is Refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX29 Tape Value: XXX/XX29 Variance: -13 (Days) Variance %: Comment: As per the Note, the maturity date is XX/XX/XX09. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "We have comment history from XX/XX/XX17 to XX/XX/XX18. However, we required latest 24 months comment history. The Comment history is missing from 9XX/XX16 to XX/XX/XX17."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62799248	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,926.23	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.652%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX. Chain of assignment of assignment has been incomplete. Currently, the mortgage is with XX, No active judgments or liens found. 2018-2019 county annual taxes have been paid in the amount of xx.	The review of payment history shows that the borrower has been delinquent for 15 months and next due date for the payment isXX/XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM Notice.
Collections Comments:The review of payment history shows that the borrower has been delinquent for 15 months and next due date for the payment isXX/XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM Notice.

As per the review of the updated title report dated XX, No active judgments or liens found. 2018-2019 county annual taxes have been paid in the amount of xx.

According to review of the servicing comment the foreclosure was initiated for referral dated XX; the foreclosure was on hold XX due to discussed with for loss  modification. There is no more information abort at for foreclosure sale date with bankruptcy and the reason for default Unemployment.
Foreclosure Comments:According to review of the servicing comment the foreclosure was initiated for referral dated XX; the foreclosure was on hold XX due to discussed with for loss  modification. There is no more information abort at for foreclosure sale date with bankruptcy and the reason for default Unemployment.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Dicsloures	Field: Last Payment Received Date Loan Value:XX/XX/XX18 Tape Value:XX/XX/XX17 |---| -365 (Days) |----| Comment: Last payment received date isXX/XX/XX18. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value:XX  Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.6%   Tape Value: 0.0%   Variance:    Variance %: 9.55%   Comment: Max rate at first adjustment is 9.550%.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: XX   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XXX/XX19   Tape Value: XX/XX/XX18   Variance: -124 (Days)   Variance %:    Comment: Next pay chnage date is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Parsed Street Address Apartment or Unit   Loan Value:XX Variance %:    Comment:XX  Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX17   Variance: -238 (Days)   Variance %:    Comment: The foreclosure complaint was filed onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX38 Tape Value: XXX/XX38 Variance: -16 (Days) Variance %: Comment: Stated maturity date isXX/XX/XX18. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX11 toXX/XX/XX18. However, we require the latest 24 months comment history. Comment history missing from 9XX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "Payment history is available from 9XX/XX15 toXX/XX/XX18.However, we require the latest 12 months comment history. Comment history missing from XX/XX/XX18 to XX/XX/XX18 and XX/XX/XX17 to XX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
Affidavit of Consideration, Affidavit of Disbursement, First Time Buyers Affidavit, Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure, Balloon Payment, No Escrow Account, Mandatory Binding Arbitration Disclosures, Home Buyer Education and Counseling Disclosure."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1, the settlement date is XX. However, original Note date is XX."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. As there is no assignment done by xx. However, the assignments should be with xx."
* XXX State Regulations Test Failed (Lvl 2)     "Prepayment Term Test: FAIL 36Months 0Months 36Months
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Prepayment Term Test: FAIL 36Months 0Months 36Months
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the
																																																																																								property is located."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91834619	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,559.44	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.340%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.531%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$171,166.36	Not Applicable	4.500%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated on XX
Below active judgment and lien found in the updated title.
There is two civil judgment in the favor of XX. active against the borrower which was recorded on XX total in the amount of xx.
There are three civil judgments in the favor of XX active against the borrower total in the amount of xx.
There is Code Enforcement lien in the favor of XX active against the borrower which was recorded on XX in the amount of xx.
County annual taxes of 2016, 2017, and 2018 have been paid in total amount of xx.
As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is in bankruptcy. Provided payment history dated fromXX/XX/XX15 reveal that the loan is in delinquency for 7 month. The reason for default is Illness of Excessive Obligation. The loan was modified once since origination. The loan was last made effective on 1XXX/XX12.

As per the review of updated payment historyXX/XX/XX18, the borrower is not making regular payment and the next due date is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.

xx had filed bankruptcy under xx with case#XX on XX and plan was confirmed on XX. As per modified chapter plan dated XX, the debtor shall pay to the trustee in the amount xx for the 1st to 26th months, xx for the 27th to 31st  months and xx for the 32nd to 60th months. The lender also filed POC dated XX/XX/XX15 and POC amount is xx. and the arrearage is in the amount of xx. No other details have been found.

Available servicing comment and documents in file reveal that loan is in foreclosure since 2012. Foreclosure was referred to attorney which was completed onXX. The complaint was filed on 6XX/XX18. foreclosure put on hold due to borrower had filed the bankruptcy on XX. No any other details have been found.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2012. Foreclosure was referred to attorney which was completed onXX/XX/XX17. complaint was filed on 6XX/XX18. foreclosure put on hold due to borrower had filed the bankruptcy onXX/XX/XX15. No any other details have been found.
Bankruptcy Comments:xx had filed bankruptcy under xx with case#XX on XX and plan was confirmed on XX. As per modified chapter plan dated XX, the debtor shall pay to the trustee in the amount xx for the 1st to 26th months, xx for the 27th to 31st months and xx for the 32nd to 60th months. The lender also filed POC dated XX and POC amount is xx. and the arrearage is in the amount of xx. No other details have been found.	The loan modification agreement was made between XX and lender XX, Mortgage on XX. The first modified payment is still due for XX and the new maturity date will be XX. The new Modified Unpaid Principal Balance is available in the mod xx.and xx amount was forgiven, the modification rate would be 4.500% and modified P&I is xx.	Affiliated Business Disclosure Credit Application Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: XX |---| |----| Comment: Lender name is XX,.&#xxD; Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 511 Variance: -151 Variance %: -0.30% Comment: Loan original Maturity term months 360.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report dated XX/XX/XX18, lien position of the subject mortgage changes to second as there is Code Enforcement lien in the favor of City of "XX" against the subject property which was recorded on XX in the amount of xx. The subject property is located in FL State, which is super lien state. There can be possibility of foreclosure due to this unpaid senior non mortgage lien. This can be cured by paying the lien with accrued interest and late fees (if any)."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The modification agreement was made on 1XXX/XX12 between borrower "XX" and Lender "XX" . As per MOD lender forgive the principal in the amount of xx from UPB which exceeds 2% of original modified balance."
* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there is Code Enforcement lien in the favor of City of "XX" against the subject property which was recorded on XXX/XX10 in the amount of xx. The subject property is located in FL State, which is super lien state. There can be possibility of foreclosure due to this unpaid senior non mortgage lien. This can be cured by paying the lien with accrued interest and late fees (if any)."	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the schedule D of Voluntary Petition datedXX/XX/XX15, the loan has been determined to have an unsecured debt in the amount of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file ; however the values are consider from the initial 1003."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State and the FL state requires total 3 disclosures, all are missing from the loan file.
1) Anti-Coercion Notice
2) Radon Gas Disclosure
																																																																																								3) Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22708285	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,831.62	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.550%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	No	7.786%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$533,150.52	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage originated on XX and was recorded on XX. The chain of assignment is complete. Annual county property taxes for the year 2018 was paid on 1XXX/XX18 in the amount of xx. No prior years delinquent taxes found. The following liens and judgments are active on the title:
1: There is Junior lien against the subject property in the amount of xxx0 held by XX and recorded XX.	Provided payment history as of 1XXX/XX18, reveals that the loan is in delinquency for 6 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history from 9XX/XX15 to 1XXX/XX18 reveal that the loan is in delinquency for 6 months. The next due date for the payment is XXX/XX18. The borrower is not making regular payments as per loan modification. The last payment of XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective from 6XX/XX10.
The new modified rate is 2.000% and borrower promises to pay  P&I in the amount of  xx beginning 6XX/XX10. The new principal balance is xx. The maturity date is7XX/XX36. Rate will be changed in 4 steps.
According to the servicing comments dated fromXX/XX/XX12 toXX/XX/XX18, the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney onXX/XX/XX17 and the complaint was filed by the attorney onXX/XX/XX17. The hearing judgment was filed on 5XX/XX17 and the judgment was entered on XX/XX/XX17. The foreclosure file was put on hold due to bankruptcy filed by the borrower on XX.
Borrower bankruptcy filed xx bankruptcy Case#XX on XX and the plan was confirmed on XX.
Foreclosure Comments:According to the servicing comments dated fromXX/XX/XX12 toXX/XX/XX18, the foreclosure was initiated on the subject property. The foreclosure file was referred to attorney onXX/XX/XX17 and the complaint was filed by the attorney onXX/XX/XX17. The hearing judgment was filed on XX and the judgment was entered on XX. The foreclosure file was put on hold due to bankruptcy filed by the borrower onXX/XX/XX17.
Bankruptcy Comments:Borrower bankruptcy filed xx bankruptcy Case#XX and the plan was confirmed on XX. Debtor will pay to the U.S. Trustee the sum of xx every month for 60 months. Voluntary petition filed onXX/XX/XX17 shows amount of secured claim xx and unsecured portion xx.
Loan modification agreement was made between Borrower XX and lender XX on XX.
The new modified rate is 2.000% and borrower promises to pay  P&I in the amount of  xx beginning 6XX/XX10. The new principal balance is xx. The maturity date is7XX/XX36. Rate will be changed in 4 steps.
Field: Current Bankruptcy Case Number Loan Value: XX |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 370   Variance: -9   Variance %: -0.02%   Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:XX/XX/XX17 Tape Value: 1XXX/XX16 Variance: -146 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the loan modification agreement dated XX, the lender agrees to forgive xx (which exceeds 2% of modification amount) permanently from the total principal balance of xx."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lenders license type in the state where the property is located.

ThisXXX prohibited fees test.(N.J.S.A. §17:11C-23, N.J.A.C. §§3:1-16.2)
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator shows moderate due to Prepayment Term Test and Prohibited Fees Test failed."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unable to determine from the given lenders documents."
																																																																																								* Settlement date is different from note date (Lvl 2) "According to the final Hud-1, the settlement date is XX which is different from note date of XX."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53706314	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,628.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.150%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	18.420%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX which was recorded on XX.
Chain of assignment has been completed. Currently, the mortgage is with XX which was recorded on XX.
There is a junior mortgage in the amount xx which was recorded in 4XX/XX05 in the favor of XX.
There is a code enforcement lien which was recorded onXX/XX/XX06 in the favor of XX.
The 2018-19 2nd installment taxes have been due. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 16 months and the next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 4XX/XX17. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 5XX/XX17. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for 4XX/XX17. As per the review of the PACER report, the Borrower XX had filed bankruptcy under xx with the case# XX and the plan was confirmed on XX. No evidence of post-closing foreclosure has been found. The RFD is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the note terms.
As per the comment datedXX/XX/XX18, the property is the nonowner occupied. No repairs and damages have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:
As per the review of the PACER report, the Borrower XX had filed bankruptcy under xx with the case# XXand the plan was confirmed on XX. The POC was filed by XX on XX, in the secured claim amount xx and an arrearage in the amount of xx. The MRF was filed on 4XX/XX18. As per the order confirming the plan, the debtor shall pay the trustee xx monthly for 1-24 months and xx for 25-60 months
Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: XX. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: XX  Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: As per the note, the original maturity term is 361.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 12.25%   Comment: As per the note, the max rate at first adjustment is 12.250%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX18   Tape Value: XX/XX/XX18   Variance: -59 (Days)   Variance %:    Comment: As per the note, the next pay change date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XX  Variance:    Variance %:    Comment: As per the note, XX.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: 9XX/XX17   Variance:    Variance %:    Comment: No evidence of post-closing foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX33 Tape Value: 1XXX/XX33 Variance: -14 (Days) Variance %: Comment: The loan was never modified since origination. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.Affidavit of Consideration
2.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66584478	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,194.63	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.050%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	No	Not Applicable	No	10.466%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$238,046.34	$253,000.00	3.575%	xx	XX/XX/XX12	Financial Hardship	As of XX/XX/xx18 subject mortgage was originated on XX. Updated title noted there are two mechanics liens in the amount of xx and xx respectively recorded on XX/XX/XX18 and XX/XX/XX18. It appears that mechanic liens were due to hurricane IRMA. Annual property taxes are due for 2018.	The Payment History notes reveal that the borrower is deceased and the servicer received a death certificate dated XX.
It appears that the borrowers were referred for foreclosure but a hold was placed due to Hurricane IRMA disaster protection efforts. The son and his wife are in the process of dealing with water damage from Hurricane Irma.
The lenders last verbal contact with was dated onXX/XX/XX18 and a resolution for payment  has not been reached.
The last payment received was 7XX/XX18 payment was applied onXX/XX/XX18 in the amount of xx. The current P&I is xx, and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx.
Collections Comments:The Payment History notes reveal that the borrower is deceased and the servicer received a death certificate dated XX.
It appears that the borrowers were referred for foreclosure but a hold was placed due to Hurricane IRMA disaster protection efforts. The son and his wife are in the process of dealing with water damage from Hurricane Irma. It appears that the initial lost was approximately xxhe lenders last verbal contact with was dated onXX/XX/XX18 and a resolution for payment  has not been reached.
The last payment received was 7XX/XX18 payment was applied onXX/XX/XX18 in the amount of xx. The current P&I is xx, and rate of interest is 3.875%. The current unpaid principal balance is in the amount of xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The new principal balance per modification is in the amount of xx, to be paid at the rate of 3.575 % beginning from XX/XX/XX12 to the stated maturity date XX/XX/XX49. The borrower promises to pay the P&I payment per month of xx for 60 months. Principal forgiveness IAO xx. The Borrower will make monthly payments of xx at a rate of 3.875% and continuing thereafter until P&I are paid in full.	Flood Certificate	Field: Loan Original Maturity Term Months Loan Value: 361 Tape Value: 500 |---| -139 |----| -0.28% Comment: Updated due to the latest Modification&#xxD; Tape Source: Initial Tape Type:
Field: Property Postal Code   Loan Value: XX   Variance:    Variance %:    Comment: Updated per Note   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX49   Tape Value: 8XX/XX49   Variance: 61 (Days)   Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
																																																																																				Field: Stated Remaining Term Loan Value: 371 Tape Value: 373 Variance: -2 Variance %: -0.01% Comment: Updated due to the latest Modification&#xxD; Tape Source: Initial Tape Type:	B	* Property Damge (Lvl 4) "Property damage details from loan documents / servicing comments which amounting to total of equal to /more than xx as repair cost or estimated damage cost (Structural and not cosmetic) It appears that the borrowers were referred for foreclosure but a hold was placed due to Hurricane IRMA disaster protection efforts. The son and his wife are in the process of dealing with water damage from Hurricane Irma. It appears that the initial lost was approximately xxx00 for roof damage other items."		* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 2) "Updated due to the latest Modification" * Missing flood cert (Lvl 2) "There is no flood certification in the file." * Title Review shows major title concern (Lvl 2) "Updated title noted there are two mechanics liens in the amount of xx and xx respectively recorded on XX/XX/XX18 and XX/XX/XX18. Annual property taxes are due for 2018."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$10,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18638258	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,696.04	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.450%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Yes	17.207%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX07	$179,423.13	$47,173.13	3.700%	xx	XX/XX/XX11	Financial Hardship	The review of the XXX dated XX/XX/xx18 XX.
No assignments have been found. However, the current assignment is with the lender XX.
There are two active civil judgment against the borrower XX in the favor of same plaintiff XX total in the amount of xx which were recorded on different dates XX/XX/XX15 and XX/XX/XX17 respectively.
The 2018 County Annual taxes have been paid in the amount of xx for the due date XX/XX/xx18.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX11.	Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX18, the reason for default of the borrower was a curtailment of income.
The loan has been modified once since origination. As per the modification agreement which was made on XX, as per the modified term the new principal balance xx with interest rate 3.700 % which steps up in 3 steps ending at 4.750%. The borrower promises to pay the monthly  P&I of xx beginning from 6XX/XX11. The maturity is dated on XX/XX/XX37. The new principal balance is xx and amount of xx of the new principal balance shall be deferred; however, as per the clause, if the borrower makes regular payment during the first three years from the date XX/XX/XX11. Then, the whole deferred amount will be referred to as the forgiven amount. However, the borrower makes 3 years regular payment. Hence, the whole amount of the deferred balance was qualified for the principal forgiveness. Hence, the principal forgiven amount is xx. The new interest-bearing amount is in the amount of xx.
No information pertaining to bankruptcy has been found.
The foreclosure activity has not been initiated in the collection comments.
As per the comment dated XX/XX/XX17, the property was damaged due to the hurricane. The roof was leaking and started developing the mole. However, as per the comment dated XX/XX/XX18, the roof leaking damage was repaired and the cost of repair was xx. The comment dated XX/XX/XX18 reveals that all the damage has been 100% repaired. No further damage or repair has been found. The subject property was occupied by the owner and is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This Step modification agreement was made between the lender XX with the borrower XX. As per the modified term the new principal balance xx with interest rate 3.700 % which steps up in 3 steps ending at 4.750%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX11. The maturity is dated on XX/XX/XX37. The new principal balance is xx and amount of xx of the new principal balance shall be deferred; however, as per the clause, if the borrower makes regular payment during the first three years from the date XX/XX/XX11. Then, the whole deferred amount will be referred to as the forgiven amount. However, the borrower makes 3 years regular payment. Hence, the whole amount of the deferred balance was qualified for the forgives. Hence, the principal forgiven amount is xx. The new interest-bearing amount is in the amount of xx. This modification agreement does not contain balloon provision.

Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value:XX however, tape data reflects with XX Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the modification, loan amortization type is step; however, tape data reflects with fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: AS per the note, original maturity term is 360; however, tape data reflects with 361.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX37   Tape Value: XXX/XX38   Variance: 90 (Days)   Variance %:    Comment: As per the modification, the stated maturity date is XX/XX/XX37; however, tape data reflects with XX/XX/XX38.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 233 Tape Value: 236 Variance: -3 Variance %: -0.01% Comment: As per the note, stated remaining term is 233; however, tape data reflects with 236. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement which was made between the lender XX.with the borrower XX on XX the The new principal balance is xx and amount of xx of the new principal balance shall be deferred; however, as per the clause, if the borrower makes regular payment during the first three years from the date XX/XX/XX11. Then, the whole deferred amount will be referred to as the forgiven amount. However, the borrower makes 3 years regular payment. Hence, the whole amount of the deferred balance was qualified for the forgives. Hence, the principal forgiven amount is xx. The new interest-bearing amount is in the amount of xx."	* Not all borrowers signed HUD (Lvl 3) "The final Hud-1 document is not signed by the borrower."
* Variation in Parcel number(xx#) (Lvl 3) "As per the updated title report dated XX/XX/XX18, there is variation in parcel number between mortgage and tax certificate. The mortgage stating parcel number as "XX"; however, the tax certificate shows parcel # as "XX". This can be cured by the re-recording the parcel# in the tax certificate."	* Property Damage (Lvl 2) "As per the comment dated XX/XX/XX17, the property was damaged due to the hurricane. The roof was leaking and started developing the mole. However, as per the comment dated XX/XX/XX18, the roof leaking damage was repaired and the cost of repair was xx. The comment dated XX/XX/XX18 reveals that all the damage has been 100% repaired. No further damage or repair has been found and property is in good condition."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the Hud-1 document, the settlement date is XX which is different from the original note date XX."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the available loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Florida state. The following required state disclosures are missing from the loan file.
1.Anti-Coercion Notice.
2.Radon Gas Disclosure.
3.Insurance Sales Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54259934	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,121.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.343%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.505%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$240,869.33	Not Applicable	4.240%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/xx18, the loan was originated onXX/XX/xx05 in the amount of xx which was recorded on XXX/XX08. The chain of assignment is completed. Prior year’s taxes are not delinquent. Current taxes due is in the amount of xx

Provided payment history as ofXX/XX/XX18, reveals that the loan is in delinquency for 1 months. The next due date for the payment is 8XX/XX18. The borrower is not making regular payments as per loan modification. The last payment of 7XX/XX18 was received on 9XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.

Collections Comments:As per collection comment dated from XXX/XX11 till 9XX/XX18(24 months), The current legal stays of loan is in collection. The borrower is 1 month delinquent He is willingness to pay and she is also able to pay. Borrower seems to meet expectation of lender as she pay payments on regularly basis.
The borrower had filed bankruptcy on XX/XX/XX12 under xx with xx. The POC was filed by lender onXX/XX/XX13 with amount xx and amount of Arrearage is xx . According to the Voluntary petition the amount of claim is xx. The bankruptcy was dismissed by debtor onXX/XX/XX13 and gets fully terminated onXX/XX/XX13.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy on XX/XX/XX12 under xx with xx The POC was filed by lender onXX/XX/XX13 with amount xx and amount of Arrearage is xx . According to the Voluntary petition the amount of claim is xx. The bankruptcy was dismissed by debtor onXX/XX/XX13 and gets fully terminated onXX/XX/XX13.	The new modified unpaid principal balance is xx. Interest bearing amount is xx . The new P&I is xx and new interest rate is 4.240%. The first payment begun on XXX/XX14 and XXX/XX40 will be the new maturity date. The modification has further taken 3 steps.	Affiliated Business Disclosure Notice of Servicing Transfer Origination Appraisal Missing Required State Disclosures Loan Program Info Disclosure Document Showing a Index Numerical Value	Field: Lender Name Loan Value: xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type is step. However, tape data shows fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 417 Variance: -57 Variance %: -0.14% Comment: Loan Original Maturity Terms Month is 360. However, tape data shows 417. Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Michigan. The following state disclosures is missing from the loan file.
Choice of Insurance Agent."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to the final Hud-1, the settlement date isXX/XX/XX05 which is different from the note date ofXX/XX/XX05."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unable to determine from the given lenders documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33237718	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,519.57	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.290%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.946%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$182,524.95	Not Applicable	5.000%	xx	XX/XX/XX19	Financial Hardship	xx
The chain of assignment has been completed. Currently, the assignment is with the xx
There is one junior state tax lien for judgment against the borrower xx in the favor of State Of xx for the amount of xx which was recorded on xx
There is one junior civil judgment against the borrower xx in the favor of xx for the amount of xx which was recorded onXX/XX/XX11.
The 2016 and 2017 annual taxes are paid for the amount of xx and xx,
The 2018 county annual taxes are due for the amount of xx which was due on XX/XX/xx18.
No, any prior delinquent taxes are found.
According to payment history as of dated 1XXX/XX18, the borrower is delinquent from 4 months and next due forXX/XX/XX18. The last payment was received on 9XX/XX18 for the amount of xx which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payments as per the modification agreement rate.	Collections Comments:The loan is currently active in the bankruptcy and next due forXX/XX/XX18. The last payment was received on 9XX/XX18 for the amount of xx which was applied onXX/XX/XX18. The new UPB is reflected for the amount of xx. However, the borrower is making payments as per the modification agreement rate.

The reason for default is excessive obligation.
The loan was modified since origination. The borrower is currently making payment as per the modification agreement which was made on XXX/XX09 between the borrower xx. As per the new modified terms, the new principal balance is xxx.95. The new principal balance is after reduction in the amount of xx. This new principal balance is taken into account the unpaid principal in the amount of xx, which has been forgiven. The borrower promise to pay for the amount of xx with an interest rate of 5.00% beginning onXX/XX/XX09 till maturity dateXX/XX/XX49.
The foreclosure was initiated and referred to an xx. The complaint was filed onXX/XX/XX21. The judgment was entered on XXX/XX14. The sale was scheduled on xx. However, the foreclosure was put on hold because of borrower filed bankruptcy xx xx The plan was confirmed onXX/XX/XX16. The borrower is promise to pay for the trustee in the amount of xx for 60 months. The POC was filed by xx
The subject property is owner occupied.
As per the comment dated XXX/XX15, the loss draft call has been received from the borrower. The date of loss is 1XXX/XX18. The subject property was damaged because of the water. No details were found regarding the insurance claim. The latest collection comment does not reflect any damage to the subject property. Details regarding repairs are unavailable.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney filed on xx. The judgment was entered on XXX/XX14. xx. However, the foreclosure was put on hold because of borrower filed bankruptcy xx with xx

Bankruptcy Comments:The borrower xxfiled bankruptcy chapter xx. The plan was confirmed onXX/XX/XX16. The borrower is promise to pay for the trustee in the amount of xx for 60 months. The POC was filed by xx for the total secured claim amount is xx and arrearage amount is xx.

The loan was modified since origination. The borrower is currently making payment as per the modification agreement which was made on XXX/XX09 between the xx. As per the new modified terms, the new principal balance is xxx.95. The new principal balance is after reduction in the amount of xx. This new principal balance is taken into account the unpaid principal in the amount of xx, which has been forgiven. The borrower promise to pay for the amount of xx with an interest rate of 5.00% beginning onXX/XX/XX09 till maturity dateXX/XX/XX49.	Initial Escrow Acct Disclosure Missing Required State Disclosures Affiliated Business Disclosure	xx
xx
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 519   Variance: -159   Variance %: -0.31%   Comment: The original maturity terms are 360 months.   Tape Source: Initial   Tape Type:
xx
xx
Field: Stated Maturity Date   Loan Value:XX/XX/XX49   Tape Value: XXX/XX49   Variance: -14 (Days)   Variance %:    Comment: The maturity date isXX/XX/XX49.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per the appraisal report, the subject property type is single family. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made on XXX/XX09 between the borrower xx. As per the new modified terms, the new principal balance is xx. Also the principal in the amount of xx has been forgiven, which exceeds 2% of modified principal balance. The borrower promise to pay for the amount of xx with an interest rate of 5.00% beginning onXX/XX/XX09 till maturity dateXX/XX/XX49."	* Variation in Parcel number(APN#) (Lvl 2) "xx
* Property Damage (Lvl 2)     "As per the comment dated XXX/XX15, the loss draft call has been received from the borrower. The date of loss is 1XXX/XX18. The subject property was damaged because of the water. No details were found regarding the insurance claim. The latest collection comment does not reflect any damage to the subject property. Details regarding repairs are unavailable."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to updated title report dated XX/XX/XX18, there is one junior state tax lien against the borrower xx in the favor of State Of xx for the amount of xx which was recorded onXX/XX/XX09."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15352244	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$520.24	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.510%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	20.669%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx with xx.
The chain of assignment has been completed. The current assignee is xx.
There is a state tax lien against borrower xx in the amount of xx and in the favor of the xx and has been recorded onXX/XX/XX16 with xx.
The 2018 combined annual taxes are paid for XX/XX/XX18 in the amount of xx.
The taxes are due in the amount of xx  for the year 2019, No delinquent taxes are found.

According to the payment history, the borrower is delinquent for 52 months and next due forXX/XX/XX14. The last payment was received onXX/XX/XX18., which has been applied for the due date of XX/XX/XX14, The current P&I is in the amount of xx. monthly payment is in the amount of xx.  As per the payment history, the new UPB is xx. the current rate of interest is 4.25% and the loan has a Pick a payment clause and ARM Rider.
Collections Comments:As per the collection comments the loan is currently in foreclosure, Bankruptcy case filed by borrower has been discharged on XX/XX/XX18, order on MFR filed by lender on XX/XX/XX16 has been granted XX/XX/XX18. The foreclosure was initiated and was xx with case xx. The sale date had been xx. The borrower xx had filed for bankruptcy under xx with the xx onXX/XX/XX16. The POC was filed by the lender xx on XX/XX/XX16, the POC secured amount is xx and the arrearage amount is xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee xx each month for 12 months and xx each month for 48 months payment plan. The plan was confirmed on XX/XX/XX16. The xx case is converted to xx case onXX/XX/XX18. The debtor discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18.
According to the payment history, the borrower is delinquent for 52 months and next due forXX/XX/XX14. The last payment was received onXX/XX/XX18., which has been applied for the due date of XX/XX/XX14, The current P&I is in the amount of xx. monthly payment is in the amount of xx.  As per the payment history, the new UPB is xx. the current rate of interest is 4.25% and the loan has a Pick a payment clause and ARM Rider.

As per the collection comment datedXX/XX/XX18, the subject property is owner-occupied with good condition. No damage and repairs are found.

Foreclosure Comments:The foreclosure was initiated and was xx. The sale date was scheduled on xx. Borrower filed xx bankruptcy onXX/XX/XX16 and case was converted to xx on XX/XX/XX18 and the case has been discharged on the debtor on XX/XX/XX18. Order on MFR filed by lender on XX/XX/XX16 has been granted XX/XX/XX18. As per the updated title report Mortgage foreclosure Mediation has been filed on XX/XX/XX18.
Bankruptcy Comments:The borrower xxhad filed for bankruptcy under xx with the xx onXX/XX/XX16. Voluntary petition was filed by the borrower xx on XX/XX/XX16. As per Voluntary Petition schedule D, the amount of claim without deducting value of collateral is xx and the value of collateral that supports this claim is xx and unsecured portion is xx.
The POC was filed by the lender xx Mortgage on XX/XX/XX16, the POC secured amount is xx and the arrearage amount is xx. As per bankruptcy Order Confirming xx plan dated XX/XX/XX16, the debtor shall pay to the trustee xx each month for 12 months and xx each month for 48 months payment plan. The plan was confirmed on XX/XX/XX16. The xx case is converted to xx case onXX/XX/XX18. The debtor discharged on XX/XX/XX18. The case was terminated on XX/XX/XX18. No further information has been found. No information has been found related to cram down.	Not Applicable	Affiliated Business Disclosure	Field: ARM Lifetime Floor Percent Loan Value: 3.4% Tape Value: 3.3% |---| |----| 0.06% Comment: The original note shows ARM lifetime floor percent is 3.400%. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: The original note shows lender name is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: The loan maturity term is 361.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: The original note shows Max rate at first adjustment percent is 11.950%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -365 (Days)   Variance %:    Comment: The original note shows next pay change date is XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Variance:    Variance %:    Comment: The original note shows Property address street is xx  Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: No complaint information has been found in the loan comments.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX36 Tape Value: 1XXX/XX36 Variance: -15 (Days) Variance %: Comment: The original note shows the maturity date isXX/XX/XX36. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Voluntary petition was filed by the borrower xx on XX/XX/XX16. As per Voluntary Petition schedule D, the amount of claim without deducting value of collateral is xx,xx and the value of collateral is xx,xx and unsecured portion is xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business from is missing from the loan file."
* State Tax Judgment (Lvl 2)     "There is one state tax lien against borrower xx in favor of the xx in the amount of xx recorded onXX/XX/XX16 with case xx."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The Operative index value is unable to confirm, due to missing documents."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11135928	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$3,595.58	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.970%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	28.967%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$396,906.06	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the mortgage which was dated xx. The chain of assignment is completed with xx currently.
There are active liens and judgments as follows:
1.  Four HOA liens in the amounts of xx, xx, xx & xx in the favor of xx which were recorded on XX/XX/xx10, XX/XX/xx11, XX/XX/XX14 & XX/XX/XX15 respectively.
2.Ulitilty lien in the amount of xx in the favor of The xx which was recorded on XX/XX/XX16.
3.IRS lien in the amount of xx in the favor of xx Service which was recorded on XX/XX/XX12.
4.Hospital/Medical lien in the amount of xx in the favor of xx which was recorded on XX/XX/XX14.
5.IRS lien in the amount of xx in the favor of xx Service which was recorded on XX/XX/XX17. However, the details of the borrower and the subject property does not match.
6.State tax lien in the amount of xx in the favor of xx which was recorded on XX/XX/xx12. However, the subject property address does not match.	Review of the payment history states that the borrower has been delinquent for more than 9 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.	Collections Comments:The loan is due for more than 9 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX17, and the next due date is XX/XX/XX17. Current UPB reflects in the amount of xx.
The borrower filed bankruptcy under xx xx and the plan confirmed on XX/XX/XX17. Foreclosure was initiated in the loan and was put on hold due to bankruptcy. The updated title report states that the four HOA liens, one water/utility lien, one IRS lien and a medical lien. No prior delinquent taxes were found.
The occupancy is owner occupied and damages were found in the amount of xx.
Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy. The final judgment of foreclosure filed on states that the amount of due xx.
Bankruptcy Comments:The borrower filed bankruptcy under xx xx on XX/XX/XX16 and the plan confirmed on XX/XX/XX17. The Order Granting Debtor's Motion to Modify the xx plan was filed on XX/XX/XX18.
The POC filed on XX/XX/XX16 states that the POC amount is xx and the amount of arrearage is xx.	The modification agreement made between the borrower xx and the lender xx on XX/XX/XX13. The UPB is xx, the forgiven amount is xx and the new UPB is xx. The modification is a four step modification. The new maturity date is XX/XX/XX53.	Affiliated Business Disclosure Missing Dicsloures Loan Program Info Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: As per the bankruptcy documents. Tape Source: Initial Tape Type: Field: Lender Name Loan Value: xx Variance: Variance %: Comment: As per the note. Tape Source: Initial Tape Type: Field: Loan Original Maturity Term Months Loan Value: 360 Tape Value: 577 Variance: -217 Variance %: -0.38% Comment: As per the note. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement made between the borrower xx and the lender xx, N.A. on XX/XX/XX13. The UPB is xx, the forgiven amount is xx and the new UPB is xx. The modification is a four step modification. The forgiven amount exceeds 2% of modification amount."
* Title Review shows major title concern (Lvl 4) "As per the updated title report, there is an Utility lien in the amount of xx in the favor of xx which was recorded on XX/XX/XX16. The state is FL which is a super lien state. There is a possibility of foreclosure by non senior mortgage lien which can be avoided by paying off the above lien."	* Property Damage (Lvl 3) "As per the servicing comments dated 1XXX/XX15 there are repairs found and loss drafts to post funds. The comment dated XX/XX/XX15 states that the borrower wants to repair and want to keep the property. The comment dated XX/XX/XX16 states that the cause of loss was unknown and date of loss was XX/XX/XX14. The comment dated XX/XX/XX16 states that the funds in the amount of xx was issued on XX/XX/XX16. No further information available regarding the repairs completed or not."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description is inconsistent from vesting deed to the subject mortgage. The legal description "xx"" mentioned on the Warranty Deed recorded on XX/XX/XX04 is missing from the legal description on the subject mortgage recorded on XX/XX/XX05. This can be cured by re-recording the mortgage with proper legal description."
																																																																																							* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is in the lower lien position as there are Four HOA liens in the amounts of xx, xx, xx & xx in the favor of xx which were recorded on XX/XX/XX10, XX/XX/XX11, XX/XX/XX14 & XX/XX/XX15 respectively. The state is a Florida which is a super lien state. There is a possibility of foreclosure which can be avoided by paying off the liens."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file." * Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file." * Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file." * Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$9,166.67	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91009752	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$3,019.28	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx			Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			29.266%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
As per the review of the updated title report dated XX/XX/xx18, the subject mortgage was xx with xx which was recorded on xx.
Chain of assignment has been completed. Currently, the mortgage is with xx  which was recorded onXX/XX/XX08.
No active judgments and liens have been found.
The 2018 1st and 2nd installment taxes have been due. No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been delinquent for 31 months and the next payment is due forXX/XX/XX16. The last payment was received onXX/XX/XX16 in the amount xx which was applied for XX/XX/XX16. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the note terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due forXX/XX/XX16. The last payment was received onXX/XX/XX16 in the amount xx which was applied for XX/XX/XX16. As per the PACER report, the borrower xx had filed bankruptcy under xx with xx onXX/XX/XX16 and the plan was confirmed on XX/XX/XX16. No evidence of post-closing foreclosure has been found. The RFD is an excessive obligation. The loan was never modified since origination, the borrower has been making his payments as per the note terms. As per the collection comments, the property is owner-occupied. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the review of the PACER report, the borrower xx had filed the bankruptcy under xx with xx onXX/XX/XX18 and the plan was confirmed on XX/XX/XX16. The MFR file onXX/XX/XX18. The POC was filed onXX/XX/XX17 and its amount is xx and the amount of arrearage is xx. Payments by Debtor of xx per month for 60 months. This monthly plan payment will begin within 30 days of the date the petition was filed. As per the order confirming the plan, the debtor shall pay the trustee Starting XX/XX/XX16 the monthly plan payment is xx, Starting XX/XX/XX16 the monthly plan payment is xx,the due date is the 23rd day of each month for 60 months.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: ARM Lifetime Floor Percent Loan Value: 3.2% Tape Value: 0.0% |---| |----| 3.20% Comment: As per note, the ARM lifetime floor percent is 3.200% Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 1 (Days)   Variance %:    Comment: As per the payment history, the last payment was received onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per the note, the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per the note, the first adjustment is 11.950%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -212 (Days)   Variance %:    Comment: As per note, the next pay change date isXX/XX/XX19 &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Variance:    Variance %:    Comment: As per note the property address is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: No evidence of post-closing foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX38 Tape Value: 5XX/XX38 Variance: -14 (Days) Variance %: Comment: As per tape data stated maturity date is 5XX/XX38 however according to collection comment it isXX/XX/XX38.&#xxD; Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "As per the note, the loan amount is xx and the amount of insurance as per the final TPOL is xx."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm from the available loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.CA Fair Lending Notice
7.Anti-Tying Disclosure
8.Privacy Notice
9.Notice of Right to Copy of Appraisal
10.Application for Credit-Married Persons
11.Fair Debt Collection Notice
																																																																																								12.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35708107	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,477.56	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.700%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	22.841%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was xx. The chain of the assignment has been completed. Currently, the mortgage is with xx which was recorded on XX/XX/XX03. 1) There is an active civil judgment against the borrower xx, in the favor of xx which was recorded onXX/XX/XX13 for the amount of xxThe annual county taxes of 2018 have been paid in the amount of xx. The annual county taxes of 2017 have been paid in the amount of xx. The annual county taxes of 2016 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.	The review of payment history shows that the borrower has been delinquent for 11 months and next due date for the payment is XX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM conversion notice.	Collections Comments:According to servicing comments, the loan is currently in the collection. The foreclosure was initiated and the file was xx. The foreclosure xx. However, the foreclosure was put on hold due to reinstatement quote ( Loss Mitigation ).
No information pertaining to bankruptcy has been found.
Unable to determine the reason for default per servicing comments. The review of payment history shows that the borrower has been delinquent for 11 months and next due date for the payment is XX/XX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx for due dateXX/XX/XX17. The UPB is reflected in the amount of xx till the due date ofXX/XX/XX17. The borrower has been making the payments as per the ARM conversion notice.
The comment dated XX/XX/XX18 indicates that the subject property had damaged due to Hurricane. The actual damage is back fence leaks. The estimated cost of repair is in the amount of xx and the comment dated XX/XX/XX18 states that the subject property had fence damaged with an estimated cost of repair is in the amount of xx. An insurance claim was not filed. However, the home repair has been completed on January 19, 2018.

Foreclosure Comments:According to servicing comments, the foreclosure was initiated and the file was xx. The foreclosure xx. However, the foreclosure was put on hold due to reinstatement quote ( Loss Mitigation ).
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure Credit Application Missing Required State Disclosures Affiliated Business Disclosure Missing Required Disclosures	Field: Lender Name Loan Value: xx, NA |---| |----| Comment: As per the note the lender name is xx Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type as per the note is ARM.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx Variance: -85 (Days)   Variance %:    Comment: The foreclosure xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX33 Tape Value: 5XX/XX33 Variance: -14 (Days) Variance %: Comment: Stated maturity date as per the note isXX/XX/XX33. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "Final application is missing from the loan file. however, values are considered from initial application date XX/XX/XX03."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in Florida state.
The following state disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Property Damage (Lvl 2)     "The comment dated XX/XX/XX18 indicates that the subject property had damaged due to Hurricane. The actual damage is back fence leaks. The estimated cost of repair is in the amount of xx and the comment dated XX/XX/XX18 states that the subject property had fence damaged with an estimated cost of repair is in the amount of xx. An insurance claim was not filed. However, the home repair has been completed on January 19, 2018."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,500.17	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65640844	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$9,140.79	8XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.350%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows subject mortgage was originated on xx.

Currently the assignment is with xx.

There is one civil judgment open against the borrower in the amount of xx with xx which was recorded on 1XXX/XX17.

2018 annual county taxes have been paid off in the amount of xx on 4XX/XX18.

2018 annual town taxes have been paid off in the amount of xx onXX/XX/xx18.

2018 annual utilities taxes have been paid off in the amount of xx onXX/XX/XX18.

20XX/XX annual school taxes have been paid off in the amount of xx onXX/XX/XX18.
(20XX/XX19 school taxes are reduced by xx due to homestead rebate)
2018 annual other taxes have been paid off in the amount of xx onXX/XX/XX18.

No any prior year taxes are delinquent as per updated title report
The review of updated payment history as of XX/XX/XX18, the loan is currently delinquency for 10 months and the next due date of payment is XX/XX/XX17. The last payment (P&I) was received on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original note.	Collections Comments:Available servicing comments shows the loan is in foreclosure and next payment due date was for XX/XX/XX17. According to payment history as of XX/XX/XX18, the loan is currently delinquency for 10 months and the next due date of payment is XX/XX/XX17. The last payment (P&I) was received on XX/XX/XX17 in the amount of xx for the due date of XX/XX/XX17. The UPB as of the date is mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original note interest rate and terms.

Available collection comments show that the foreclosure was initiated on loan in 2016. The foreclosure xx. Collection comment dated XXX/XX18 shows that the foreclosure sale had not been scheduled; however, the foreclosure was put on hold due to loss mitigation. No further information is available in regarding foreclosure proceedings.

As per servicing comment dated onXX/XX/XX17 the reason for default is Excessive Obligation. As per the latest residential valuation services "xx" report datedXX/XX/XX18, the subject property is owner-occupied and is in an average condition. No damage and repairs have been found. The subject property as-is market value is in the amount of xx.
Foreclosure Comments:Available collection comments show that the foreclosure was initiated on loan in 2016. The foreclosure was xx. Collection comment dated XXX/XX18 shows that the foreclosure sale had not been scheduled; however, the foreclosure was put on hold due to loss mitigation. No further information is available in regarding foreclosure proceedings.
Bankruptcy Comments:Not Applicable	Not Applicable	Document Showing a Index Numerical Value Affiliated Business Disclosure Credit Application	Field: ARM Index Margin Percent Loan Value: xx Comment: As per tape data ARM index margin percent is 3.340% however according to collection comment it is 3.4%.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.4%   Tape Value: 3.3%   Variance:    Variance %: 0.06%   Comment: As per tape data ARM lifetime floor percent is 3.340% however according to collection comment it is 3.400%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per tape data lender name is xx however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: As per tape data loan original maturity term months is 360 however according to collection comment it is 361.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per tape data max rate at first adjustment is 0.000% however according to collection comment it is 11.950%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX18   Tape Value: XX/XX/XX18   Variance: -59 (Days)   Variance %:    Comment: As per tape data next pay change date is XX/XX/XX18 however according to collection comment it is XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.17%   Comment: As per tape data original stated P&I is xx however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Variance:    Variance %:    Comment: As per tape data property address street is xx however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX33 Tape Value: 1XXX/XX33 Variance: -14 (Days) Variance %: Comment: As per tape data stated maturity date is 1XXX/XX33 however according to collection comment it is XX/XX/XX33. Tape Source: Initial Tape Type:	B	* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as loan program disclosure/rate lock agreement/closing instruction are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan files."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56857409	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$11,951.46	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.862%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$415,761.14	$124,728.34	2.000%	xx	XX/XX/XX11	Financial Hardship	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx. Updated title reveals a defect with mortgage associated document.	As per the review of the payment history, the borrower has been delinquent for 60+ days and the next payment is due for 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the 2011 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied for 6XX/XX18.
As per the review of the PACER review, the Borrower xx had filed bankruptcy under xx with the xx and the plan was confirmed onXX/XX/XX17.
The foreclosure was initiated and the file was xx. The Borrower xx had filed bankruptcy under chapter-xx and FC was placed on hold.
The RFD is unable to determine. The loan was modified once since origination and the borrower has been making his payments as per the 2011 mod terms. As per the comments, the property is owner-occupied. No repairs and damages have been found.

Foreclosure Comments:
The foreclosure was initiated and the file was xx. The Borrower xx had filed bankruptcy under xx with the xx and FC was placed on hold.

Bankruptcy Comments:As per the review of the PACER review, the Borrower xx had filed bankruptcy under xx with the xx onXX/XX/XX16 and the plan was confirmed onXX/XX/XX17. The POC was filed by xx on XX/XX/XX16, in the secured claim amount xx and an arrearage in the amount of xx. As per the order confirming the plan, the debtor shall pay the trustee the sum of xx for a period of 2 month(s), and then the sum of xx for a period of 3 month(s), and then the sum of xx for a period of 55 month(s).	This modification agreement was signed between the borrower xx and the lender xx. on 9XX/XX11.
The UPB is xx. The borrower promises to pay P&I of xx with a modified interest rate of 2.000%, beginning from 9XX/XX11 and the maturity is dated 8XX/XX51.
The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount).  If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting current UPB as xx.
Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: As per the PACER report, the current Bk case# is xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per the note, the lenders name is xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the mod, the loan amortized type is Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 563   Variance: -203   Variance %: -0.36%   Comment: As per the note, the original maturity term months are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Variance:    Variance %:    Comment: As per the note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Variance: -64 (Days) Variance %: Comment: As per the comments, the xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the loan modification agreement made on 9XX/XX11, the new principal balance is xx. However, there is a principal reduction alternative. The amount of xx of the principal balance is eligible for forgiveness. (The deferred principal reduction Amount). If the borrower makes monthly mortgage payments on time, the lender agrees to forgive xx of the principal balance of the loan on each of the first, second and Third anniversary. Latest payment history tape data is reflecting current UPB as xx."	* XXX State Regulations Test Failed (Lvl 2) "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.
This loan failed the xx or Correspondent Mortgage Banker License prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Prepayment Term Test: FAIL 36Months 0Months 36Months.
Prohibited Fees Test: FAIL xx xxx +xx."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Water/Sewer Taxes (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, the 2018 4th installment utility taxes have been delinquent in the amount of xx."
* State Tax Judgment (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, there are 4 state tax liens in the favor of xx in the cumulative amount of xx which were recorded on different dates."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,

1.NJ Application Disclosure
2.Delivery Fee Authorization
3.NJ Attorney Disclosure
4.Unacceptability of Insurance Notice
5.Attorney Disclosure II
6.Tax Bill Information
7.Private Well Testing
8.Commitment Disclosures
9.Choice of Insurer Disclosure
10.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX18, there are 2 IRS liens in the favor of xx first in the amount of xx which was recorded on XXX/XX10 and the other in the amount of xx which was recorded onXX/XX/XX12.
There is a civil judgment in the amount of xx which was recorded on 4XX/XX11 in the favor of xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1995701	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,220.47	8XX/XX21	xx	No	Atty Delay	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.233%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$469,859.64	Not Applicable	2.075%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the mortgage which was dated xx.
There are acitve judgments and liens as follows:
1. Two civil judgments in the amount of xx & xx in the favor of xx which were recorded on XX/XX/xx09 and XX/XX/XX10 respectively.
2. Two state tax liens in the amount of xx & xx in the favor of xx which were recorded on XX/XX/xx10 & XX/XX/xx12 respectively.
3. IRS lien in the amount of xx in the favor of xx which was recorded on XX/XX/xx18.
The taxes for the year 2018-2019 first and second half are due in the amounts of xx & xx with due dates XX/XX/xx18 & XX/XX/XX19 respectively.	Review of the payment history states that the borrower has been delinquent for more than 24 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the amount of xx. The borrower making payment as per the modification agreement.	Collections Comments:The loan is due for more than 24 months. The last payment was received in the amount of xx which was applied to due date XX/XX/XX16, and the next due date is XX/XX/XX16. Current UPB reflects in the amount of xx. The borrower making payment as per the modification agreement. The borrower xx filed bankruptcy under chapter xx, the plan confirmed on XX/XX/XX16 and the case dismissed on XX/XX/XX18.
Foreclosure was initiated in the loan and was put on hold due to bankruptcy. Foreclosure was initiated in the loan and was put on hold due to bankruptcy.
However, the latest comments states that foreclosure was put on hold due to attorney delay.
The Notice of Trustee's xx.
The updated title report states that there are two judgments, two state tax liens and an IRS lien. The occupancy is occupied by owner and damages found were repaired as per the comments.
Foreclosure Comments:Foreclosure was initiated in the loan and was put on hold due to bankruptcy.
However, the latest comments states that foreclosure was put on hold due to attornery delay.
The Notice of Trustee's Sale was xx.
Bankruptcy Comments:The borrower xx filed bankruptcy under chapter xx, the plan confirmed on XX/XX/XX16 and the case dismissed on XX/XX/XX18. The POC filed on XX/XX/XX16 which states that the POC amount is xx and the amount of arrearage is xx. The Order Confirming xx Plan filed on XX/XX/XX16 which states that the debtor shall xx for 6 months and xx for 54 months.	The modification agreement made between the borrowers xx and the lender xx on XX/XX/XX11. The UPB is xx, the forgiven amount is xx and the new unpaid principal balance is xx. The modification is a step modification.	Credit Application Initial Escrow Acct Disclosure Origination Appraisal Missing Dicsloures Affiliated Business Disclosure Loan Program Info Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: As per the pacer. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx  Variance:    Variance %:    Comment: As per the note.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 557   Variance: -197   Variance %: -0.35%   Comment: As per the note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Variance:    Variance %:    Comment: As per the note.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value: xx Variance: Variance %: Comment: n/a Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "The sale of the subject property has been xx. The servicing comment dated 1XXX/XX18 states that the xx. Foreclosure was initiated in the loan and was put on hold due to bankruptcy. However, the latest comments states that foreclosure was put on hold due to attorney delay.
Also, the Notice of Trustee's Sale filed on xx.
Unable to confirm the sale was held or not as we review the collection comments til XX/XX/XX18l. The updated title report dated XX/XX/XX18 reflects the subject property is vested in the name of xx (borrower) and xx(co-borrower)."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement made between the borrower xx and the lender xx on XX/XX/XX11. The UPB is xx, the forgiven amount is xx and the new unpaid principal balance is xx. The modification is a step modification. The forgiven amount exceeds 2% of the modification amount."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 present in the loan file is not signed by the borrower."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the county where recent FEMA disaster is declared (California wild fires)."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "As per the updated title report, there are two state tax liens in the amount of xx & xx in the favor of xx which were recorded on XX/XX/XX10 & XX/XX/XX12 respectively."
																																																																																								* Property Damage (Lvl 2) "As per the servicing comment XX/XX/XX13 there are damages due to water and the comment dated XX/XX/XX15 states that there are damages due to fire, the loss draft was received and asbestos damaged and date of loss is XX/XX/XX15 and funds haven't released yet. The comment dated XX/XX/XX18 states that the 90% of the house burnt to the ground and cost of repairs in the amount of xx. However, the comment dated XX/XX/XX18 states that property insurance received but may not be xx check and they are currently living in the property and repairs are 100% completed"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79098166	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,211.33	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	25.749%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$270,487.78	Not Applicable	2.000%	xx	XX/XX/XX12	Financial Hardship	According to the Updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of assignment has been completed as the loan was originated with xx.
There is a Junior mortgage against the property in the favor of xx, in the amount of xx which was recorded onXX/XX/XX07.
In addition, two Civil Jugdments against xx are as follows:
First in the favor of xx, in the amount of xx which was recorded onXX/XX/XX13.
Second in the favor of xx, in the amount of xx which was recorded on 1XXX/XX15.
The town 1st to 4th installments taxes of 2018 have been paid in the total amount of xx.
No prior years delinquent taxes have been found.

According to the latest payment history, the borrower is delinquent for 2 months and the next due date for the payment is 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Modification agreement dated XXX/XX12.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 7XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Modification agreement dated XXX/XX12.
Recent comments do not validate any reason for default.
The loan had been modified on XXX/XX12. The unpaid principal balance was xx with the interest rate 2.00% which steps up in 3 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX12. The maturity date will be on 9XX/XX50. The prior modification was done on XXX/XX10.
According to the lis pendens in updated title report, the foreclosure was initiated xx. However, it was put on hold as the borrower had filed the bankruptcy on 6XX/XX16.
The PACER Report reflects that the borrower xx had filed the bankruptcy under xx with the case # xx. The plan was confirmed onXX/XX/XX17. According to the Confirmed Plan, the debtor shall to the trustee the sum of xx for 53 months beginning from XXX/XX17. The motion for relief was filed on 9XX/XX18. The date of the last filing of bankruptcy was XX/XX/XX18.
The comment dated 1XXX/XX18 shows that the subject property is owner-occupied.
No BPO and inspection reports are provided.

Foreclosure Comments:According to the lis pendens in updated title report, the foreclosure was xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.
Bankruptcy Comments:The PACER Report reflects that the borrower xx had filed the bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX17. According to the Confirmed Plan, the debtor shall to the trustee the sum of xx for 53 months beginning from XXX/XX17. The motion for relief was filed on 9XX/XX18. The date of the last filing of bankruptcy was XX/XX/XX18.	This step modification agreement was signed between the borrower xx on XXX/XX12.
The unpaid principal balance was xx with the interest rate 2.00% which steps up in 3 steps ending at 3.875%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX12. The maturity date will be on 9XX/XX50.
The prior modification was done on XXX/XX10.
Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures Missing Dicsloures	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: Current bankruptcy Case # is xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx  Variance:    Variance %:    Comment: Per Note   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 518   Variance: -158   Variance %: -0.31%   Comment: Per Mod   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Variance:    Variance %:    Comment: Per NO   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Tape Value: 5XX/XX15 Variance: -265 (Days) Variance %: Comment: The S&C filing date was xx as per the Updated title report. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct. disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE risk indicator is Moderate as the loan is violating State Regulations Restricted Fees.
ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The below State disclosures are missing from the loan file:
1. NJ Attorney Disclosure.
2. Unacceptability of Insurance Notice.
3. Attorney Disclosure II.
4. Tax Bill Information.
5. Private Well Testing.
6. Choice of Insurer Disclosure.
7. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)
discount points which may be labeled as an origination fee."
* Property Damage (Lvl 2)     "The comment dated XXX/XX15 shows that the property was damaged due to the heaviness of ice on the roof the ceiling dropped. The date of loss was XXX/XX15. The comment datedXX/XX/XX15 states that received a loss draft from xx in the amount of xx onXX/XX/XX15 with check #xx. Further, the comment dated 4XX/XX15 states that the borrower called in to verity claim status for cause of loss Ice and was looking to get emergency funds or expedite the draw process in order to get funds to repair the roof.
No BPO and inspection reports are provided. Details regarding repairs are not available."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51020851	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,038.31	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.862%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	36.799%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated xx.
The chain of the assignment has been completed. The assignment is from xx.
There are two Civil Judgments against the borrower.
There is a junior Judgment against the borrower “xx” in the favor of xx  in the amount of xx which was recorded on XX/XX/xx14.
There is a junior Judgment against the borrower “xx” in the favor of xx in the amount of xx which was recorded on XX/XX/xx14.
The 2018  County annual taxes are  due on XX/XX/xx18 in the amount of xx.
The 2018  County annual taxes are  paid on XX/XX/xx17 in the amount of xx.
The 2018  County annual taxes are  paid on XX/XX/xx16 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 30 months and the next due date for payment is XXX/XX16. The last payment was received date isXX/XX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.	Collections Comments:The loan is currently inactive Bankruptcy and next due date for payment is XXX/XX16. The last payment was received date isXX/XX/XX18 but it is in the amount xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.
Unable to determine reason for default from the servicing comment.
The loan has not been modified since origination.
The foreclosure was initiated. The file was referred to an attorney xx. It was put on hold due to borrower filed bankruptcy xx with the xx.
The borrower had filed bankruptcy xx with the xx and the plan was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx The Motion filed date isXX/XX/XX17.
The Post- petition due date is 1XXX/XX17.
As per the comment datedXX/XX/XX16, there was potential property damage reported. The nature of damage was due Water Damage to Ceiling. The Estimated cost of damage was xx. The claim was not filed.  No comments regarding the repair has been found.
The subject property occupied by the owner. No pertaining damage or repair related information has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:
The foreclosure was initiated. The file was referred to an attorney onXX/XX/XX15. The complaint is filed onXX/XX/XX15. It was put on hold due to borrower filed bankruptcy xx with the case# xx on 4XX/XX16 and the plan was confirmed on XX/XX/XX16.

Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the case# xx on 4XX/XX16 and the plan was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. The debtor shall pay to the trustee the sum of xx for 60 months in the total amount of xx The Motion filed date isXX/XX/XX17.
The Post- petition due date is 1XXX/XX17.

Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: ARM Index Margin Percent Loan Value: xx Comment: As per Note the ARM index margin percent is 3.700%. However, tape reflects 0.00%. Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per Note the ARM cap rate is 11.950%. However, tape reflects 0.00%.   Tape Source: Initial   Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.7%   Tape Value: 0.0%   Variance:    Variance %: 3.70%   Comment: As per Note the ARM floor percent is 3.7%.However, tape reflects 0.00%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx  Variance:    Variance %:    Comment: As per PACER the case number is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per Note the lender’s name is xxHowever, tape reflect sxxxxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: As per note the amortization type is ARM. However, tape reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: As per Note the term months are 361. However, tape reflects 360.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per Note the max rate is 11.950%. However, tape reflects 0.00%.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: As per Mortgage there is No MIN number. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value:XX/XX/XX34   Variance: 5485 (Days)   Variance %:    Comment: As per Note the Next pay change date isXX/XX/XX19. However, tape reflectsXX/XX/XX34.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx  Variance: 412 (Days)   Variance %:    Comment: As per Servicing comment the S&C filing date is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX34   Tape Value: 9XX/XX34   Variance: -5 (Days)   Variance %:    Comment: As per Note the maturity date is 9XX/XX34. However, tape reflects 9XX/XX34.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Single Family Tape Value: SF Attached: Horizontal Variance: Variance %: Comment: As per Appraisal the subject property is Single Family. However, tape reflects SF Attached:Horizontal. Tape Source: Initial Tape Type:	B	* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supportive documents are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL state. The following state disclosure is missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Property Damage (Lvl 2)     "As per the comment datedXX/XX/XX16, there was potential property damage reported. The nature of damage was due Water Damage to Ceiling. The Estimated cost of damage was xx. The claim was not filed.  No comments regarding the repair has been found.
																																																																																								The subject property occupied by the owner. No pertaining damage or repair related information has been found."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value: Date: Type:BPO	Yes	$500.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19944847	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$11,249.99	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.230%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report dated on XX/XX/xx18 shows the subject mortgage was originated xx.
The chain of assignment has been completed.
There is a junior mortgage open against the subject property in favor of xx which was recorded on XX/XX/xx05.
There are two state tax liens active against xx in the favor of xx in the total amount of xx which were recorded onXX/XX/XX18 and XXX/XX18.
2017 County 1st and 2nd installment taxes have been paid in the total amount of xx.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 3.670%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX17 to till date. The delinquency has been done for 8 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 3.670%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX16. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on XX/XX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. Motion to Determine Amount of Secured (xx shows the subject property values was in the amount of xx. Fourth amended plan was filed on XXX/XX16, which states that arrearage was included in the plan for the amount xx and regular payment shall pay in the amount of xx monthly for the total estimated amount of xx. This plan was confirmed on XXX/XX16.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2015. Foreclosure xx and the lis pendens was filed on same day. Foreclosure was in process to enter the judgment. But foreclosure was put on hold due to borrower had filed bankruptcy under chapter xx. Currently, the loan is in active bankruptcy.
According to collection comment, no damages or repairs have been found.
According to exterior BPO report datedXX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2015. Foreclosure xx and the lis pendens was filed on same day. Foreclosure was in process to enter the judgment. But foreclosure was put on hold due to borrower had filed bankruptcy under xx. Currently, the loan is in active bankruptcy.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX16. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx, in the secured claim amount xx and an arrearage in the amount of xx. Motion to Determine Amount of Secured (xx shows the subject property values was in the amount of xx. Fourth amended plan was filed on XXX/XX16, which states that arrearage was included in the plan for the amount xx and regular payment shall pay, monthly payments of xx and these payments, over the term of the plan, are estimated to total xx. Debtor shall pay to trustee in the amount of xx monthly for 3 months, then xx monthly for 2 months and then xx monthly for 55 months. This plan was confirmed on XXX/XX16.	Not Applicable	Credit Application Missing Required Disclosures Missing Required State Disclosures Affiliated Business Disclosure	Field: ARM Index Margin Percent Loan Value: 3.5% Tape Value: 3.4% |---| |----| 0.06% Comment: Captured as per Note.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.5%   Tape Value: 3.4%   Variance:    Variance %: 0.06%   Comment: Captured as per Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: Captured as per Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: Captured as per Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: Captured as per Note.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -366 (Days)   Variance %:    Comment: Captured as per Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX35 Tape Value: 1XXX/XX35 Variance: -16 (Days) Variance %: Comment: Captured as per Note.&#xxD; Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."	* Application Missing (Lvl 2) "Final loan application is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure are missing from the loan file.
xx
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Active State Tax Lien Judgement. (Lvl 2)     "The updated title dated XX/XX/XX18 shows, there are two state tax liens active against xx in the favor of xx in the total amount of xx which were recorded onXX/XX/XX18 and XXX/XX18."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from loan file."
* Describe the BK payment plan (Lvl 2)     "According to the PACER, the xx (borrower) had filed for bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX16. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed byXXX on XX/XX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. Motion to Determine Amount of Secured (xx shows the subject property values was in the amount of xx Fourth amended plan was filed on XXX/XX16, which states that arrearage was included in the plan for the amount xx and regular payment shall pay, monthly payments of xx and these payments, over the term of the plan, are estimated to total xxxx. Debtor shall pay to trustee in the amount of xx monthly for 3 months, then xx monthly for 2 months and then xx monthly for 55 months. This plan was confirmed on XXX/XX16."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by borrowers."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88426433	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$6,284.21	8/XX/XX21	xx	Yes	FC Contested - Counterclaim filed	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.550%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.171%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$456,071.14	Not Applicable	2.300%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated xx.
The chain of the assignment has been completed. The mortgage is with xx.
There are multiple child support liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/xx13 and also there are multiple child support liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/XX14.
There is civil judgment against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/xx14.
There is PVB liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/xx18.
There are ECB liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/xx12.
There are TAB liens in the favor of xx against the borrower, xx for the amount of xx which was recorded on XX/XX/xx03.
1st and 2nd installments of 2018 Borough taxes have been paid in the total amount of xx on XX/XX/XX18 and XX/XX/XX18 respectively.
3rd and 4th installments of 2019 borough taxes are due in the total amount of xx on XX/XX/xx19 and XX/XX/XX19 respectively. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 22 months and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX16 in the amount of xx which was applied to the due date of 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated XXX/XX10 with the interest rate of 6.500 % and P&I of xx.	Collections Comments:The loan is currently in the collection and the next due date is XX/XX/XX16. The last payment was received on XX/XX/XX16 in the amount of xx which was applied to the due date of 1XXX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated XXX/XX10 with the interest rate of 6.500 % and P&I of xx. The loan was modified on XXX/XX10. The borrower agree to pay the UPB of xx with the step interest rate of 2.300 % and P&I of xx with step amortized type beginning from first payment date 5XX/XX10. The stated maturity date is 4XX/XX50. This loan was modified once since the origination. The loan was modified with seven steps. The reason for default as per servicing comment is excessive obligation.
According to the loan file, the foreclosure was initiated and the filed was xx.
According to the comment dated XX/XX/XX17, the foreclosure was placed on hold due to litigation.
According to notice of appearance, verified answer, and counter claims document located at “xx”, xx, the plaintiff in this action, did not originate the disputed mortgage. Plaintiff fails to state the party from whom the alleged not was assigned and fails to state who the originating entity. The plaintiff does not have standing and claim a cause of action because it was not the owner of the mortgage and note when this action was commence. The comment dated XX/XX/XX18 states that the borrower was contesting the foreclosure for income. The borrower has provided an appeal letter. No new documents were provided for appeal review. According to the comment dated XX/XX/XX18. The foreclosure hold has been removed and the xx. Notice of motion for the foreclosure was filed on xx. No further activity was found in the loan file.
No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file.

Foreclosure Comments:According to the loan file, the foreclosure was initiated and the filed xx.
According to the comment dated XX/XX/XX17, the foreclosure was placed on hold due to litigation.
According to notice of appearance, verified answer, and counter claims document located at xx”, xx, the plaintiff in this action, did not originate the disputed mortgage. Plaintiff fails to state the party from whom the alleged not was assigned and fails to state who the originating entity. The plaintiff does not have standing and claim a cause of action because it was not the owner of the mortgage and note when this action was commence. The comment dated XX/XX/XX18 states that the borrower was contesting the xx. The borrower has provided an appeal letter. No new documents were provided for appeal review. According to the comment dated XX/XX/XX18. The foreclosure hold has been removed and the litigation matter has been concluded. The amended complaint xx. Notice of motion for the foreclosure was filed xx. No further activity was found in the loan file.

Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower “xx”, with lender “xx.” on effective date XXX/XX10. The borrower agree to pay the UPB of xx with the step interest rate of 2.300 % and P&I of xx with step amortized type beginning from first payment date 5XX/XX10. The stated maturity date is 4XX/XX50. This loan was modified once since the origination. The loan was modified with seven steps.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Lender Name Loan Value: xx|---| |----| Comment: Lender Name is xxTape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 507   Variance: -147   Variance %: -0.29%   Comment: Loan Original Maturity Term Months are 360however the tape data shows it 507   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Variance:    Variance %:    Comment: Property Address Street is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:xx Variance: -211 (Days) Variance %: Comment: According to the loan file, the foreclosure was initiated and the filed was xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there are multiple ECB liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/XX12.
The subject property is located in New York. There is risk of the subject property being foreclosed due to above unpaid ECB liens.
This can be cured by paying off unpaid ECB liens with accrued interest and late charges."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as the updated title report dated XX/XX/XX18 shows there are multiple ECB liens against the borrower, xx for the amount of xx in the favor of xx which was recorded on XX/XX/XX12."	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.
Late Fees Test: FAIL Loan Data 5.000% Comparison Data 2.000% Variance +3.000%.
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.
Prepayment Term Test: FAIL Loan Data 36Months Comparison Data 12Months Variance 24Months."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Litigation (Lvl 2)     "According to the loan file, the foreclosure was initiated and the filed was xx.
According to the comment dated XX/XX/XX17, the foreclosure was placed on hold due to litigation.
According to notice of appearance, verified answer, and counter claims document located at “xx”, xx, the plaintiff in this action, did not originate the disputed mortgage. Plaintiff fails to state the party from whom the alleged not was assigned and fails to state who the originating entity. The plaintiff does not have standing and claim a cause of action because it was not the owner of the mortgage and note when this action was commence. The comment dated XX/XX/XX18 states that the borrower was contesting the xx. The borrower has provided an appeal letter. No new documents were provided for appeal review. According to the comment dated XX/XX/XX18. The foreclosure hold has been removed and the litigation matter has been concluded. The amended complaint was filed on xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following disclosures are missing from the loan file:
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
New York Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test.
																																																																																								This loan failed the prepayment term test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	41096993	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,633.64	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.800%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	26.381%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$290,925.02	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was xx.
The chain of the assignment has been completed as the loan was originated on xx.
There is junior mortgage in the favor of xx, for the amount of  xx which was recorded on XX/XX/XX07.
In addition, a Civil Judgments against xx in the favor of xx, in the amount of xx which was recorded on XX/XX/XX10.
The annual county taxes of 2016 till 2018 have been paid in the total amount of xx.
No prior years delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the borrower is delinquent for 26 months and the next due date for the payment is 7XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 6XX/XX16. The current UPB reflected in the payment history is xx.The borrower has been making the payments as per the modification agreement dated XXX/XX13.	Collections Comments:According to the servicing comments, the loan is in foreclosure and the next due date for the payment is 7XX/XX16. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 6XX/XX16. The current UPB reflected in the payment history is xx.The borrower has been making the payments as per the modification agreement dated XXX/XX13.
Reason for default is an excessive obligation.
The loan had been modified on XXX/XX13. The unpaid principal balance was with the interest rate of 4.00%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX13. The maturity date will be on XXX/XX53. The prior modification was done on 7XX/XX10.
As per servicing comments, the foreclosure was initiated in xx. The judgment was entered on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.
The borrower xx had filed the bankruptcy under Chapter xx. The plan was confirmed on 8XX/XX17. The case was dismissed on XX/XX/XX18 and was terminated onXX/XX/XX18 for failure to make the plan payments.
The comment datedXX/XX/XX18 shows that the subject property has been occupied by an unknown.
No BPO and inspection reports are provided.

Foreclosure Comments:As per servicing comments, the foreclosure was initiated in xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.

Bankruptcy Comments:The borrower xx had filed the bankruptcy under Chapter xx. The plan was confirmed on 8XX/XX17. The case was dismissed on XX/XX/XX18 and was terminated onXX/XX/XX18 for failure to make the plan payments.	This modification agreement was signed between the xx on XXX/XX13.
The unpaid principal balance was with the interest rate of 4.00%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX13. The maturity date will be on XXX/XX53.
The prior modification was done on 7XX/XX10.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value:xx |---| |----| Comment: The PACER Report reflects the Current Bankruptcy Case Number as xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: The Note reflects Lender name xx  Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 550   Variance: -190   Variance %: -0.35%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 133 months to the term and the new Term in Months is 550   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx  Variance: -228 (Days)   Variance %:    Comment: As per updated title S& C filing date is xx.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: According to the Appraisal report, the subject property is PUD. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The entire legal description is missing from the Final TPOL.
It can be cured by adding an addendum to the Final TPOL with the legal description."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine the operative index value from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "According to the ROR, the transaction date is xx; however, the loan originated on xx."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1, the settlement date was xx, which is different from the Note date i.e xx."
* Missing Required Disclosures (Lvl 2)     "List oF Service Providers is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Foreclosure Delay or Contested (Lvl 2)     "As per servicing comment datedXX/XX/XX16 shows that the foreclosure was contested by the borrower and the servicer approved the litigation/contested fees to pay as per the xx; However, as per servicing comment dated 1XXX/XX16, the contested matter was resolved."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in Florida State. The following disclosures are missing from loan file:
1. Anti-Coercion Notice.
2. Title Insurance Disclosure.
3. Radon Gas Disclosure.
																																																																																								4. Insurance Sales Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29158459	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,220.83	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.510%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	34.725%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$110,002.22	Not Applicable	5.050%	xx	XX/XX/XX10	Financial Hardship	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of the assignment has been completed. The mortgage is with xx.
There are fourteen Water/Sewer/Utilities liens for xx against the subject property in the favor of xx for the total amount of xx which was recorded on different dates.
There is one code enforcement lien against the subject property due to failure to perform lot maintenance in residential District in the favor of xx which was recorded on XX/XX/XX16. The order for same lien was entered on XX/XX/xx17. No appeal has been filed by the xx. The xx has failed to pay the initial civil penalty in the amount of xx.
There is one civil judgment against the borrower, xx in the favor of xx for the amount of xx which was recorded on XX/XX/xx11. The same judgment was amended and recorded on XX/XX/xx11.
2016-2017 and 2017-2018 county annual taxes have been paid in the total amount of xx on XX/XX/xx16 and XX/XX/xx17 respectively.
2018-2019 county annual taxes are due in the amount of xx on XX/XX/xx19. No prior year delinquent taxes have been found.
According to the latest payment as ofXX/XX/XX18, the borrower is currently delinquent for 39 months and the next due date is XX/XX/XX15. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the due date of XX/XX/XX15.The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XXX/XX10 with the interest rate of 5.675 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX15. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to the due date of XX/XX/XX15.The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XXX/XX10 with the interest rate of 5.675 % and P&I of xx. The reason for default as per servicing comment is excessive obligation. The loan was modified on date XXX/XX10. The borrower agree to pay the UPB of xx with step interest rate of 5.050 %and P&I of xx with step amortized type beginning from first payment dateXX/XX/XX10. The stated maturity date isXX/XX/XX50. The borrower will make interest only payment till XX/XX/XX16. The loan was modified with seven steps. The loan was thrice since the origination in 2007, 2008, and 2010.
According to document located at “xx”, the complaint was xx. The judgment was entered on XX/XX/XX13. The sale was xx. The foreclosure was put on hold due to the borrower had the bankruptcy under xx. As per comment dated XX/XX/XX17, the loan has been reinstated. The case was dismissed on XX/XX/XX17. According to comment dated XX/XX/XX18, the bankruptcy was released on XX/XX/XX18. The sale again was xx. Again the foreclosure was put on hold due to the xx had filed the bankruptcy under chapter xx. According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx.According to Objection to xx plan which was filed onXX/XX/XX18, a creditor does not lose its standing as a party in interest to object to confirmation of a bankruptcy plan simply because it failed to timely file a proof of xx). Whether an entity has a timely filed claim or not does not change its creditor status within the meaning of the Bankruptcy Code. Id at 237.The Proof of Claim bar date is set for October 12, 2018.
The proof of the claim was filed by the lender on XX/XX/XX18 for the secured claim of xx and the amount of arrearage is xx.
According to the xx plan dated XX/XX/XX18, the debtor shall pay to the trustee in the amount of xx for 36 months.
According to the comment dated XX/XX/XX16, the subject property was damaged due to water and the date of loss was XX/XX/XX15. Living room drywall needs to be replaced. The total estimated cost of damage is not available in the collection comment.  The comment dated XX/XX/XX17 states that additional funds in the amount of xx can be released to the borrower. The draw for the same amount was issued on XX/XX/XX17.
The comment dated XX/XX/XX17 states that the check in the amount of xx has been issued on XX/XX/XX17. The roof on porch and patio needs to be repaired. The amount xx has been deposited to the borrower account.
As per comment dated XX/XX/XX18, there was cause of loss due to wind on date of loss XX/XX/XX17. 50% inspection has been completed. The claim amount was xx. According to BPO report dated XX/XX/XX18, the subject property is owner occupied and the market value of the subject property is xx.

Foreclosure Comments:According to document located at “xx”, the complaint was filed on xx. The judgment was entered on xx. The sale was xx. The foreclosure was put on hold due to the borrower had the bankruptcy under chapter xx. As per comment dated XX/XX/XX17, the loan has been reinstated. According to comment dated XX/XX/XX18, the bankruptcy was released on XX/XX/XX18. The sale again was xx. Again the foreclosure was put on hold due to the borrower, xx had filed the bankruptcy under chapte rxx.
Bankruptcy Comments:The borrower, xx had filed the bankruptcy under chapter xx.
According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx.According to Objection to xx plan which was filed onXX/XX/XX18, a creditor does not lose its standing as a party in interest to object to confirmation of a bankruptcy plan simply because it failed to timely file a proof of claim. xx). Whether an entity has a timely filed claim or not does not change its creditor status within the meaning of the Bankruptcy Code. Id at 237.The Proof of Claim bar date is set for October 12, 2018.
The proof of the claim was filed by the lender on XX/XX/XX18 for the secured claim of xx and the amount of arrearage is xx.
According to the xx plan dated XX/XX/XX18, the debtor shall pay to the trustee in the amount of xx for 36 months.
Loan Modification agreement was made between borrower “xx,” with lender “xx.” on effective date XXX/XX10. The borrower agree to pay the UPB of xx with step interest rate of 5.050 %and P&I of xx with step amortized type beginning from first payment dateXX/XX/XX10. The stated maturity date isXX/XX/XX50. The borrower will make interest only payment till XX/XX/XX16. The loan was modified with seven steps. The loan was thrice since the origination in 2007, 2008, and 2010.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per note, lender name is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 556   Variance: -195   Variance %: -0.35%   Comment: As per note, loan maturity term months are 360.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx   Variance: 1414 (Days)   Variance %:    Comment: No foreclosure activity was found in the loan file.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX50 Tape Value: XXX/XX50 Variance: -14 (Days) Variance %: Comment: As per note, the maturity date is XX/XX/XX50. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XX/XX/XX18, there is one code enforcement lien against the subject property due to failure to perform lot maintenance in residential District in the favor of xx which was recorded on XX/XX/XX16. The order for same lien was entered on XX/XX/XX17. No appeal has been filed by the xx has failed to pay the initial civil penalty in the amount of xx.
The subject property is located in Florida State which is super lien. There is risk of the subject property being foreclosed.
This can be cured by paying off above unpaid lien with accrued interest and the late charges."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is at lower lien position as the updated title report dated XX/XX/XX18 shows There are fourteen Water/Sewer/Utilities liens for xx against the subject property in the favor of xx for the total amount of xx which was recorded on different dates.
The subject property is located in Florida State which is super lien. There is risk of the subject property being foreclosed.
This can be cured by paying off above unpaid Water/Sewer/Utilities liens with accrued interest and the late charges."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure."
* Property Damage (Lvl 2)     "According to the comment dated XX/XX/XX16, the subject property was damaged due to water and the date of loss was XX/XX/XX15. Living room drywall needs to be replaced. The total estimated cost of damage is not available in the collection comment.  The comment dated XX/XX/XX17 states that additional funds in the amount of xx can be released to the borrower. The draw for the same amount was issued on XX/XX/XX17.
The comment dated XX/XX/XX17 states that the check in the amount of xx has been issued on XX/XX/XX17. The roof on porch and patio needs to be repaired. The amount xx has been deposited to the borrower account.
As per comment dated XX/XX/XX18, there was cause of loss due to wind on date of loss XX/XX/XX17. 50% inspection has been completed. The claim amount was xx. According to BPO report dated XX/XX/XX18, the subject property is owner occupied and the market value of the subject property is xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to calculate as supportive document is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82638869	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,755.98	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.700%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The updated title report dated XX/XX/xx18, shows that the subject mortgage was originated on xx.
Chain of assignment has been completed.
Active liens and judgments these are as follows:
There is a civil judgment against xx in the favor of xx, in the amount of xx, recorded on 6XX/XX09.
There is a IRS lien against xx in the favor of xx, in the amount of xx which was recorded onXX/XX/XX16.
2018 taxes have been paid in the amount of xx.
No prior year delinquent taxes have been found.	The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 12 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due dateXX/XX/XX17. The current P&I is xx and rate of interest is 3.670%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in foreclosure.
The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent fromXX/XX/XX17 to till date. The delinquency has been done for 12 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due dateXX/XX/XX17. The current P&I is xx and rate of interest is 3.670%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the Note.
According to the PACER, the xx (borrower) had filed bankruptcy under chapter-xx. Schedule D in voluntary petition datedXX/XX/XX18 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx onXX/XX/XX18, in the secured claim amount xx and an arrearage in the amount of xx. This case was dismissed on 1XXX/XX18.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2017. Foreclosure was xx. Foreclosure sale was xx. But foreclosure was put on hold due to borrower had filed bankruptcy under chapter xx. This bankruptcy case was dismissed on 1XXX/XX18.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2017. Foreclosure was xx. Foreclosure lis pendens was filed on 9XX/XX17. Foreclosure sale was xx. But foreclosure was put on hold due to borrower had filed bankruptcy under chapter xx. This bankruptcy case was dismissed on 1XXX/XX18.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed bankruptcy under chapter-xx. Schedule D in voluntary petition datedXX/XX/XX18 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx onXX/XX/XX18, in the secured claim amount xx and an arrearage in the amount of xx. This case was dismissed on 1XXX/XX18.	Not Applicable	Credit Application Affiliated Business Disclosure Missing Required State Disclosures	Field: ARM Index Margin Percent Loan Value: 3.5% Tape Value: 3.4% |---| |----| 0.06% Comment: ARM index margin is 3.450%. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.5%   Tape Value: 3.4%   Variance:    Variance %: 0.06%   Comment: As per Note ARM lifetime flooe percent is 3.450%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Variance:    Variance %:    Comment: Bankruptcy case number is xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: Lender name is xx.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: Max rate at first adjustment is 11.950%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: 6XX/XX19   Tape Value: XX/XX/XX18   Variance: -228 (Days)   Variance %:    Comment: Next pay change date si 6XX/XX19.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.700%   Tape Value: 5.750%   Variance:    Variance %: -0.05%   Comment: As per Note the original stated rate is 5.700%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx  Variance: -15 (Days)   Variance %:    Comment: S&C filling date is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX33 Tape Value: 5XX/XX33 Variance: -25 (Days) Variance %: Comment: As per Note the maturity date isXX/XX/XX33. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Available copy of Final HUD-1 is not signed by borrower."	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to updated title report dated XX/XX/XX18, there is a IRS lien against xx in the favor of xx, in the amount of xx which was recorded onXX/XX/XX16."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application / 1003 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Minnesota. Following disclosure is missing from the loan file.
MN Notice of Right to Discontinue Escrow
Interest Rate or Discount Point Agreement
Conditional Qualification/Approval Disclosure
Insurance Disclosure"
																																																																																								* Settlement date is different from note date (Lvl 2) "As per note origination date is xx. Hence, settlement date is different than note date."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81513255	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,253.81	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.164%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx. The chain of assignment is complete as the subject mortgage is currently with xx.
There is one state tax lien judgment against the borrower found open in the amount of xx favor of  xx which was recorded onXX/XX/XX18. No delinquent taxes have been found for the prior years.
As per updated title report, borough taxes for the year of 2018, 1st & 2nd installment was paid in the total amount of xx. Also, annual utilities taxes for the year of 2018, is due on XX/XX/xx18 in the amount of xx, borough taxes for the year of 2019, 3rd installment is due on XXX/XX19 in the amount of xx, 4th installment is due on 4XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX16in the amount xx which was applied to XXX/XX16. The next due date is XXX/XX16. As per payment history, the current UPB is being reflected the amount of xx.
Collections Comments:The foreclosure was initiated by referring it to attorney oxx. In between foreclosure delay due borrower was filed bankruptcy on xx which was discharged on XX/XX/XX18 and foreclosure judgment xx. No further details are available.
Borrower has filed bankruptcy under Chapter xx. Motion for relief filed onXX/XX/XX18.  Debtor discharged the case onXX/XX/XX18  and case was terminated onXX/XX/XX18.
As per the review of payment history, the borrower is delinquent more than 120 days. The last payment was received onXX/XX/XX16in the amount xx which was applied to XXX/XX16. The next due date is XXX/XX16. As per payment history, the current UPB is being reflected the amount of xx.
The reason for default is excessive obligations.
According to servicing comment subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:The foreclosure was initiated  by referring it to attorney xx. In between foreclosure delay due borrower was filed bankruptcy on xx which was discharged on XX/XX/XX18 and foreclosure judgment was xx. No further details are available.
Bankruptcy Comments:Borrower has filed bankruptcy under Chapter xx. Motion for relief filed onXX/XX/XX18. Debtor discharged the case onXX/XX/XX18 and case was terminated onXX/XX/XX18.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Bankruptcy Case Number Loan Value:xx |---| |----| Comment: No Discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: Current Bankruptcy Post Petition Due Date   Loan Value: Not Applicable   Tape Value: XXX/XX16   Variance:    Variance %:    Comment: The post petition due date is not available. However the tape shows that it is XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx  Variance:    Variance %:    Comment: The lender name is xx  However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 3.875%   Tape Value: 0.000%   Variance:    Variance %: 3.88%   Comment: As per note the original stated rate is 3.875%. However the tape shows that it is 0%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Variance: -132 (Days) Variance %: Comment: The complaint filing date is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the RESPA "Title Services and Lender's Title Insurance" (1101) validation test.
The loan provides a value of xx for "xx" component fees are provided to ComplianceAnalyzer, then all component fees that contribute to the total "xx" should be provided and their sum must reflect the total "xx." This is necessary in order to correctly calculate the loan's finance charge and
APR."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The following state disclosures are missing from the loan file.

1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure
17.Expiration of Lock-in or Commitment Period"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the RESPA "xx" (1101) validation test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
Loan data is xx  which is compared with xx  and variance is xx
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is  understated by more than xx* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
																																																																																								* State Tax Judgment (Lvl 2) "According to updated title report dated XX/XX/XX18, there is one state tax lien judgment against the borrower found open in the amount of xx favor of xx which was recorded onXX/XX/XX18."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27804932	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,495.79	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.810%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	17.301%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18, shows that the subject mortgage was oxx.

The chain of assignment has been completed.

There are no liens and judgments active against the borrower or property.

2018 County taxes have been due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower is currently delinquent for 55 months. The last payment received onXX/XX/XX18, the payment applied date wasXX/XX/XX14 and the next due date for payment isXX/XX/XX14. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payment as per rate change notice located at xx.	Collections Comments:The loan is currently in bankruptcy. The borrower is currently delinquent for 55 months. The last payment received onXX/XX/XX18, the payment applied date wasXX/XX/XX14 and the next due date for payment isXX/XX/XX14. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is illness of borrower. The subject property is occupied by the owner.
 The foreclosure was initiated and the file was xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.

According to the PACER, the borrower had filed bankruptcy under chapter-xx. The POC was filed on XX/XX/XX17, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 1 month  forXX/XX/XX18 and xx for 51 months fromXX/XX/XX18 toXX/XX/XX22 and xxx for 7 month from XX/XX/XX17 toXX/XX/XX18 and xx for 1 months fromXX/XX/XX18 toXX/XX/XX18. There are no comments found for damage.
Foreclosure Comments:The foreclosure was initiated and the file was xx. However, the foreclosure was put on hold as the borrower filed bankruptcy on xx. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-xx. The POC was filed on XX/XX/XX17, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 1 month forXX/XX/XX18 and xx for 51 months fromXX/XX/XX18 toXX/XX/XX22 and xxx for 7 month from XX/XX/XX17 toXX/XX/XX18 and xx for 1 months fromXX/XX/XX18 toXX/XX/XX18.	Not Applicable	Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx|---| |----| Comment: As per pacer bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per note lender name is xx.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per note max rate is 11.950%; however tape reflects 0.00%.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Variance:    Variance %:    Comment: Address entered per Note in file.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx    Variance: 678 (Days)   Variance %:    Comment: As per servicing comments S&C filing date is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: 8XX/XX37 Variance: -19 (Days) Variance %: Comment: As per note maturity date isXX/XX/XX37; however tape reflects 8XX/XX37. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX11 toXX/XX/XX18. However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 9XX/XX18 to 1XXX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "Late Fees Test: Result: FAIL Loan Data: 5.000% Comparison Data: 2.000% Variance: +3.000%

This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* XXX State Regulations Test Failed (Lvl 2)     "Late Fees Test: Result: FAIL Loan Data: 5.000% Comparison Data: 2.000% Variance: +3.000%"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value because supportive documents are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34374520	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,458.22	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.850%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.481%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated title report as of XX/XX/xx18 shows subject mortgage was originated on xx. Chain of assignment is complete as current assignee is xx. As per updated title report dated, there is a Muni/City/Code Lien against the subject property( which is an assessment notice recorded on XX/XX/XX17 and amendments recorded on XX/XX/xx17 & XX/XX/xx17) which was recorded on XX/XX/XX17 in the amount of xx. which is in the favor of xx; however, the property may get foreclosed due to this unpaid lien and that can be cured by paying off the lien amount with other charges (if any).
The 2016 & 2017 combined annual taxes have been paid in the amount of xx.
The 2018 combined annual taxes have been due in the amount of xx which are due for XX/XX/xx18; however, no prior year delinquent taxes have been found.

The Payment History dated as ofXX/XX/XX18 reveals that the borrower has been the delinquent for 35 months. The last payment was received onXX/XX/XX18 in the amount of xx and it was applied for the due dateXX/XX/XX15. The current P&I is xx and rate of interest is 2.800%. The current unpaid principal balance is in the amount of xx. The borrower has made the payments according to the ARM change notice located at "xx	Collections Comments:The collection comments review as ofXX/XX/XX18 states that the loan is in an active bankruptcy and the next due date is XX/XX/XX15. As per collection comments, the reason for default is an illness of borrower.
As per collection comments the borrower’s intention is unable to determine.
As per collection comments, the loan will need to be reviewed for trustee refund when the client has paid in full; however, as per comments dated 7XX/XX18, the POC will be PIF after correction.
As per review of an available document located at " xx"; the foreclosure was initiated and the file was xx. and as per document located at "xx" the xx; however, the foreclosure was put on hold due to filed bankruptcy under chapter-xx. As per collection comments dated XX/XX/XX3, there is an issue with the property taxes and that was handled by litigation Department; however, further information pertaining to that has not found.
The borrower had filed bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX18. POC was filed by xx. on XXX/XX17, in the secured claim amount xx and an arrearage in the amount of xx. According to the order confirmed xx plan dated onXX/XX/XX18, the debtor shall pay to trustee xx monthly for 17 months starting XXX/XX17 then xx monthly for 43 months starting 6XX/XX18; however, the debtor was  Dismissed XX/XX/XX18 for failure to make payment plans last filing XX/XX/XX18 Motion to vacate dismissal XX/XX/XX18 Notice of Continuance XX/XX/XX18.
As per collection comments, the property has been owner-occupied and as per collection comments dated XX/XX/XX17, there are violations on the property Andhe city could be charging up toxxx per day against the property that violation consists of used building materials (scrap wood and scrap metal), broken    automotive parts and other materials that tend by decay, putrid or provide harborage for rodents    and vectors such as trash bags, loose trash, junk and debris and accumulated reuse, vegetation, or other matter that creates breeding and living places for insects and rodents. reference# xx-received; however, there no damages or estimated repairs for the property has been reported.

Foreclosure Comments:As per review of available document located at " 04xx"; the foreclosure was initiated and the file was xx. and as per document located at "xx" the xx; however, the foreclosure was put on hold due to filed bankruptcy under chapter-xx. As per collection comments dated XX/XX/XX3, there is an issue with the property taxes and that was handled by litigation Department; however, further information pertaining to that has not found.

Bankruptcy Comments:Borrower had filed bankruptcy under chapter-xx and the plan was confirmed onXX/XX/XX18. POC was filed by xx on XXX/XX17, in the secured claim amount xx and an arrearage in the amount of xx. According to the order confirmed xx plan dated onXX/XX/XX18, the debtor shall pay to trustee xx monthly for 17 months starting XXX/XX17 then xx monthly for 43 months starting 6XX/XX18; however, the debtor was Dismissed XX/XX/XX18 for failure to make payment plans last filing XX/XX/XX18 Motion to vacate dismissal XX/XX/XX18 Notice of Continuance XX/XX/XX18.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Document Showing a Index Numerical Value	Field: ARM Index Margin Percent Loan Value: xx per Note in file Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.3%   Tape Value: 2.2%   Variance:    Variance %: 0.06%   Comment: Margin 2.25% is floor rate   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Variance:    Variance %:    Comment: As per PACER records, the case# is xx.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx Variance:    Variance %:    Comment: As per note, the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 360   Variance: 1   Variance %: 0.00%   Comment: Maturity date entered per Note infile   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per note, the MAx rate at first adjustment is 11.95%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -98 (Days)   Variance %:    Comment: As per review, the next pay change date isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.17%   Comment: As per biweekly payments the P&I from the available note is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx  Variance: -486 (Days)   Variance %:    Comment: As per available documents review, the complaint was filed on xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: XXX/XX37 Variance: -14 (Days) Variance %: Comment: Maturity date validated per Note in file asXX/XX/XX37 Tape Source: Initial Tape Type:	B	* Tax Lien showing on the subject property (Lvl 3) "As per updated title report dated, there is a Muni/City/Code Lien against the subject property( which is an assessment notice recorded on XX/XX/XX17 and amendments recorded on XX/XX/XX17 & XX/XX/XX17) which was recorded on XX/XX/XX17 in the amount of xx. which is in the favor of xx; however, the property may get foreclosed due to this unpaid lien and that can be cured by paying off the lien amount with other charges (if any)."	* SOL - Statute of Limitations Issue (Lvl 2) "As per collection comments dated 8XX/XX18, there is a statute of limitation loan; however, As per review of available document located at " xx"; the foreclosure was initiated and the file was xx. and as per document located at "xx" the xx; however, the foreclosure was put on hold due to filed bankruptcy under chapter-xx. As per collection comments dated XX/XX/XX3."
* Property Damage (Lvl 2)     "As per collection comments dated XX/XX/XX17, there are violations on the property Andhe city could be charging up toxxx per day against the property that violation consists of used building materials (scrap wood and scrap metal), broken    automotive parts and other materials that tend by decay, putrid or provide harborage for rodents    and vectors such as trash bags, loose trash, junk and debris and accumulated reuse, vegetation, or other matter that creates breeding and living places for insects and rodents. referencexx; however, there no damages or estimated repairs for the property has been reported."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The property is located in Tx state, the following required state disclosures are missing from the loan files.
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
Construction Loan Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "The operative index is unable to determine from the available loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4881657	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,921.69	9XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.763%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$199,316.79	Not Applicable	4.844%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated xx.
The chain of assignment has not been found.
There is one junior mortgage which was originated on XX/XX/xx05 and was recorded on XX/XX/XX05, in the amount of xx, in favor of xx.

No active liens or judgment have been found.
2018-2019 county tax annual installment has been paid in the amount of xx on 1XXX/XX18.
2018-2019 county tax annual installment has been paid in the amount of xx on XX/XX/xx17.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 25 months. The last payment was received onXX/XX/XX18 which was applied on 7XX/XX16 and the next due date for payment is 8XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is currently delinquent for 25 months. The last payment was received onXX/XX/XX18 which was applied on 7XX/XX16 and the next due date for payment is 8XX/XX16. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is a curtailment of income.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx and the lender xx dated on XX/XX/XX09.
The Unpaid principal Balance is xx with interest rate 4.844% which steps up in 2 steps ending at 4.844%. The borrower promises to pay the monthly  P&I of xx beginning from XXX/XX10. The maturity is dated on 1XXX/XX49.
The foreclosure was initiated. The file xx. The foreclosure was contested onXX/XX/XX16. As per the comment datedXX/XX/XX18, the contested matter has been resolved. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under chapter-xx.
The borrower xx had filed bankruptcy under chapter-xx. The plan was confirmed on XX/XX/XX17. The POC was filed by the borrower on XX/XX/XX with the claim amount of xx and the amount of arrearage is xx. As per modified xx plan, the debtor shall pay to the trustee the sum of xx from 1 to 21 months than xx for a 22nd month and then xx for 23 to 60 months.
As per the comment datedXX/XX/XX18, the subject property has been occupied by an unknown party. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated. The file xx. The foreclosure was contested onXX/XX/XX16. As per the comment datedXX/XX/XX18, the contested matter has been resolved. However, the foreclosure was put on hold as the borrower xx had filed bankruptcy under chapter-xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under chapter-xx.The plan was confirmed on XX/XX/XX17. The POC was filed by the borrower on XX/XX/XX with the claim amount of xx and the amount of arrearage is xx. As per modified xx plan, the debtor shall pay to the trustee the sum of xx from 1 to 21 months than xx for a 22nd month and then xx for 23 to 60 months.	This Step modification agreement was signed between the borrower xx and the lender xx dated on XX/XX/XX09.
The Unpaid principal Balance is xx with interest rate 4.844% which steps up in 2 steps ending at 4.844%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX10. The maturity is dated on 1XXX/XX49.	Credit Application Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: As per PACER the bankruptcy case # is xx. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note the Lender name is xx   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 548   Variance: -187   Variance %: -0.34%   Comment: As per note the loan original maturity terms months is 361.   Tape Source: Initial   Tape Type:
Field: xx MIN Number   Loan Value: Not Applicable   Tape Value: xx  Variance:    Variance %:    Comment: The MIN is not provded in mortgage.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address Street as xx. Tape Source: Initial Tape Type:	B	* Foreclosure Delay or Contested (Lvl 2) "The foreclosure was initiated. The file xx. The foreclosure was contested onXX/XX/XX16. As per the comment datedXX/XX/XX18, the contested matter has been resolved."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida  State. However following disclosures are missing from the loan file.
1. ?Anti-Coercion Notice
2. ?Title Insurance Disclosure
3. ?Radon Gas Disclosure
																																																																																								4. ?Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37496154	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,387.36	8/XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.350%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	16.787%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$165,660.51	Not Applicable	5.400%	xx	XX/XX/XX09	Financial Hardship	There is one junior mortgage was originated on XX/XX/XX04 and was recorded onXX/XX/XX04 in the amount of xx in favor of xx.
There is one junior mortgage was originated on XX/XX/xx05 and was recorded onXX/XX/xx05 in the amount of 151,000.00 in favor of xx.
No active judgments or liens found.
The 2017 combined annual taxes are due in the amount of xx.
The current year taxes are due in the amount of xx.
According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 49 months and the next due date for the payment is 8XX/XX14. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX14. The P&I is in the amount of xx with an interest rate of 5.4%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.

Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is 8XX/XX14. According to the PACER, the borrower had filed the bankruptcy under chapter-xx and the plan was confirmed on XX/XX/XX17. The POC was filed onXX/XX/XX17, with the secured claim amount of xx and the arrearage amount is xx. According to order conforming xx plan, the debtor shall pay xx for 1 to 12 months then xx for 13 to 60 months. The date of the last filing the bankruptcy was 1XXX/XX18. The foreclosure was initiated. The xx. The borrower had filed the bankruptcy under chapter-xx. However, the foreclosure was placed on hold. According to the payment history as ofXX/XX/XX18, the borrower has been currently delinquent for 49 months and the next due date for the payment is 8XX/XX14. The last payment was received onXX/XX/XX18 in the amount of xx for the due date of 7XX/XX14. The P&I is in the amount of xx with an interest rate of 5.4%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement. The loan was modified on 8XX/XX10 between the borrower xx. The loan has been modified once since origination. The reason for default was a curtailment of income. The comment datedXX/XX/XX13 reflects that the litigation was filed onXX/XX/XX13 and the foreclosure was placed on hold. The comment datedXX/XX/XX16 states that the litigation was resolved. No damage and repairs have been found.
Foreclosure Comments:The foreclosure was initiated. the complaint was xx. The borrower had filed the bankruptcy under chapter-xx. However, the foreclosure was placed on hold.
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under chapter-xx and the plan was confirmed on XX/XX/XX17. The POC was filed onXX/XX/XX17, with the secured claim amount of xx and the arrearage amount is xx. According to order conforming xx plan, the debtor shall pay xx for 1 to 12 months then xx for 13 to 60 months. The date of the last filing the bankruptcy was 1XXX/XX18.	The loan was modified on 8XX/XX10 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.400 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX09. The maturity date as per modification is 9XX/XX49. There is no provision for balloon payment and it has 2 modification steps. The loan has been modified once since origination.	Loan Program Info Disclosure Credit Application Missing Required State Disclosures Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: The borrower had filed the bankruptcy under chapter-xx Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx   Variance:    Variance %:    Comment: As per the Note, the lender name is xx Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 549   Variance: -189   Variance %: -0.34%   Comment: Loan origination maturity term months are 360.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx.   Variance:    Variance %:    Comment: The property address street is xx   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Variance: 1623 (Days) Variance %: Comment: S&C filling date as per the collection comments is xx. Tape Source: Initial Tape Type:	B	* Loan program disclosure missing or unexecuted (Lvl 2) "The loan program disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The final 1003 is missing from the loan file. However, the values are updated from the initial 1003 located at 'xx'."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state. The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Litigation (Lvl 2)     "The comment datedXX/XX/XX13 reflects that the litigation was filed onXX/XX/XX13 and the foreclosure was placed on hold. The comment datedXX/XX/XX16 states that the litigation was resolved."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial escrow acct disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an Operative index value since supporting documents are missing from the loan file."
																																																																																								* Application Not Signed by All Borrowers (Lvl 2) "The final 1003 is missing from the loan file. However, the values are updated from the initial 1003 located at 'xx	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2513204	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,720.53	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.960%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	13.229%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/xx18 shows the subject mortgage was originated on xx.
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There are two active civil judgment liens against subject borrower which is in the amount of xx.
Annual county taxes for the year of 2018 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.

Review of the payment history dated from XX/XX/XX13 to 1XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX13, and the next due date is 1XXX/XX13. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower had filed the BK under the chapter xx and the plan was confirmed on XX/XX/XX17. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on 8XX/XX17, the POC amount is xx and total arrearage amount is xx. Review of the payment history dated from XX/XX/XX13 to 1XXX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX13, and the next due date is 1XXX/XX13. Current UPB reflects in the provided payment history is in the amount of xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the chapter xx and the plan was confirmed on XX/XX/XX17. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on 8XX/XX17, the POC amount is xx and total arrearage amount is xx.	Not Applicable	Affiliated Business Disclosure HUD-1 Closing Statement	Field: ARM Index Margin Percent Loan Value: 2.9% Tape Value: 2.8% |---| |----| 0.06% Comment: Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 2.9%   Tape Value: 2.8%   Variance:    Variance %: 0.06%   Comment:    Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment:    Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx Variance: -1 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX36 Tape Value: 1XXX/XX36 Variance: -14 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file, however some points and fees are handwritten."	* XXX State Regulations Test Failed (Lvl 2) "Late Fees Test: FAIL,loan data: 5.000%, comparison data: 2.000%, variance: +3.000%
Prepayment Term Test: FAIL, loan data: 36Months, comparison data: 0Months, variance:  36Months"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The CE failed for Late Fees Test and Prepayment Term Test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73088299	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$14,576.36	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.370%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.899%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX11	$586,346.79	$19,295.30	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
There is a junior mortgage against the property in the favor of xx, In the amount of xx which is recorded on XX/XX/xx06.
There is a junior Hospital or medical lien(judgment) against the borrower in the favor of xx., In the amount of xx which is recorded on XX/XX/XX14.
There is a hospital or medical lien(judgment) against the borrower in the favor of xx, In the amount of xx which is recorded on XX/XX/xx18.
The 2017 annual taxes are paid in the amount of  xx.
No delinquent taxes have been found.
According to the payment history as ofXX/XX/XX18, the loan has been delinquent since 7XX/XX15. The next due date for the payment is 7XX/XX15. The last payment was received date isXX/XX/XX17 in the amount of xx which was applied for the due date 6XX/XX15. The UPB reflected in the amount of xx. The borrower has been paying as per the loan modification agreement.	Collections Comments:The loan is delinquent under the bankruptcy and the motion for relief from the stay was granted on 8XX/XX17. The loan has been delinquent since 7XX/XX15.
The loan has been modified once since origination on 8XX/XX11.
As per comment dated 8XX/XX18, the reason for default has been due to the illness of co-borrower and family members; However, the intention of the borrower is to retain the property as noted on the comment dated 8XX/XX18.
The foreclosure was initiated and the file was xx. The file was put on hold due to the bankruptcy filed by the borrower on xx; However, the comment dated 8XX/XXx18 states that motion for relief from the stay was granted to the creditor to resume foreclosure action. The final judgment was entered on xx.  The sale date has not been scheduled yet.
The comment dated XX/XX/XX17 reflects that the property is in good condition with no damage to the property.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated and the file was referred to an attorney. The file was later put on hold due to the bankruptcy filed by the borrower on xx; However, the comment dated 8XX/XXx18 states that motion for relief from the stay was granted to the creditor to resume foreclosure action. The final judgment was entered on xx.  The sale date has not been scheduled yet.

Bankruptcy Comments:The borrower had filed bankruptcy under chapter xx. The plan was Confirmed on XX/XX/XX17. The trustee pays arrears as per proof of claim. The debtor pays post-petition mortgage payments directly to the creditor. The POC was filed on 4XX/XX15 for the secured claim in the amount of xx and the arrearage in the amount of xx.The motion to relief from stay was filed onXX/XX/XX17. The motion for relief from the automatic stay was granted on 8XX/XX17.	The loan modification agreement was made between borrower and lender ”xx. ” on 8XX/XX11. According to the modified terms, the new principal balance is in the amount of xx of which the lender has deferred xx. The borrower promised to pay interest bearing principal balance in the amount of xx with step interest starting at 2.00%, beginning from 8XX/XX11. The new maturity date will be 7XX/XX51	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Lender Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects Lender name xx. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was Fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 361   Tape Value: 547   Variance: -186   Variance %: -0.34%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 186 months to the term and the new Term in Months is 480   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: xx Variance: 331 (Days) Variance %: Comment: The complaint was filed on xx; However, the tape reflects xx. Tape Source: Initial Tape Type:	B	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value at origination is unable to be confirmed from the available loan documents."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New Jersey, Following disclosures are missing from loan file.
1. NJ Application Disclosure
2. Delivery Fee Authorization
3. NJ Attorney Disclosure
4. Unacceptability of Insurance Notice
5. Attorney Disclosure II
6. Tax Bill Information
7. Private Well Testing
8. Lock-In Agreement
9. Commitment Disclosures
10. Choice of Insurer Disclosure
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* XXX State Regulations Test Failed (Lvl 2)     "The loan has a prepayment term that does not conform to the requirements for the lenders license type in the state where the property is located.
Prepayment Term Test: FAIL Loan Data:36months Comparison Data:0 Months Variance:36Months

ThisXXX prohibited fees test.
(N.J.S.A. §17:11C-23, N.J.A.C. §§3:1-16.2)
Prohibited Fees Test: FAIL Loan Data xx Comparison Dataxxx  Variance+xx
Prohibited Fees: Mortgage broker Fee(Direct)"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan has failed prepayment term test and state regulations restricted fees test."
* Missing Required Disclosures (Lvl 2)     "List Of Service Providers is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64888289	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$7,350.13	8XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.590%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	1.199%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx.
The chain of the assignment is completed.
There is a junior mortgage in the favor of xx in the amount of xx which was originated on 9XX/XX07 and recorded on XX/XX/xx07.

The annual tax is due in the amount of xx during the year 2018-2019.

No delinquent tax has been found.
According to the payment history as ofXX/XX/XX18, the borrower is making regular payments and the next due is onXX/XX/XX11. The last payment was received on 7XX/XX11 in the amount of xx with interest rate 5.820 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment as per note.	Collections Comments:As per servicing comments, the loan is in collections. The reason for default is unemployment/decreased income. The current occupancy of borrower is owner occupied.
The borrower is making regular payments and the next due is onXX/XX/XX11. The last payment was received on 7XX/XX11 in the amount of xx with interest rate 5.820 % and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making payment as per note.
No details of bankruptcy have been found.
The foreclosure was initiated and xx. The loan is eligible for short sale. No further details have been found.

Foreclosure Comments:The foreclosure was initiated and xx. The loan is eligible for short sale. No further details have been found.
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures HUD-1 Closing Statement	Field: ARM Index Margin Percent Loan Value: 3.6% Tape Value: 3.6% |---| |----| 0.06% Comment: The ARM index Margin percent reflects 3.650%. Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.6%   Tape Value: 3.6%   Variance:    Variance %: 0.06%   Comment: As per ARM note, the ARM lifetime Floor Percent is 3.650%.   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx  Tape Value: xx Variance:    Variance %:    Comment: As per note, the lender name is xx.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: The max rate at first adjustment is 11.950%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -323 (Days)   Variance %:    Comment: The next pay change date isXX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx   Variance: -2281 (Days)   Variance %:    Comment: The complaint file was filed on xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX36 Tape Value: 8XX/XX36 Variance: -27 (Days) Variance %: Comment: The stated maturity date isXX/XX/XX36. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file, however some points and fees are hand written."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The CE failed for Late Fees Test: FAIL."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in New York State. The state disclosures missing from the loan file are: NY Consumer Credit Disclosure / Fair Credit Reporting Notice, NY Interest Rate Disclosure, NY Hazard Insurance  Disclosure, Tax Escrow Account Designation, Mortgage Bankers and Exempt Organizations Pre-application, Part 80 DisclosureAlternative Mortgage Transaction Disclosures, Co-Signer Notice Requirements, Default Warning Notice, Smoke Alarm AffidavitNew York Real Property Escrow Account Disclosure, Subprime Home Loan Counseling Disclosure, Subprime Home Loan Tax and Insurance Payment Disclosure, Subprime Home Loan Disclosure, Commitment Disclosure, Lock-in Disclosure, Expiration of Lock-in or Commitment Period."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Late Fees Test: FAIL  Loan Data : 5.000%  Comparison Data : 2.000%  Variance : +3.000%
This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is
																																																																																								located."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48321691	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$5,911.31	8/XX/XX21	Unavailable	Yes	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.953%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	31.548%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report dated XX/XX/xx18, the subject mortgage originated on xx.
The chain of assignment is complete, the current assignee is xx.
There is Prior mortgage recorded on XX/XX/XX89 in the amount of xx and in the favor of xx, however there the lien has been paid off and satisfaction of release has been attached in the report.
Active judgments and Liens

There is a State tax lien recorded on XX/XX/XX18 in the amount of xx and in the favor of xx.
20149 taxes are due for 3rd and 4th installment for the amount of 1466.53 respectively.
As per the Schedule d of voluntary petition the unsecured amount is xx out of the claim amount of xx.

There are 2 active ECB violations as follows:

1. There is an active ECB violation in the amount of xx in favor of xx and it was recorded onXX/XX/XX17 but the provided property address is inconsistent with the original property address which is mentioned in Note and Mortgage.

2. There is an active ECB violation in the amount of xx in favor of xx for "work without permit" and it was recorded onXX/XX/xx18.

The subject property is located in New York state where there is a risk of property to be getting foreclosed due to these unpaid ECB violation charges.
As per the payment history, the current UPB is xx, The last payment has been received on XX/XX/XX09 in the amount of xx which has been applied for the due date of XX/XX/XX09, the loan is next due for XX/XX/XX09. Currently the borrower is 108 months behind his scheduled payments.	Collections Comments:As per the collection comments the loan is currently in foreclosure and awaiting a sale date from the court. Foreclosure has already been initiated and Complaint xx and currently awaiting sale date from the court, As per the comments dated XX/XX/XX17 The FC was contested and the issue has been resolved , no further information regarding the contested matter has been found.
As per the payment history, the current UPB is xx, The last payment has been received on XX/XX/XX09 in the amount of xx which has been applied for the due date of XX/XX/XX09, the loan is next due for XX/XX/XX09. Currently the borrower is 108 months behind his scheduled payments.

Foreclosure Comments:Foreclosure has been initiated and xx and currently awaiting sale date from the court, As per the comments dated XX/XX/XX17 The FC was contested and the issue has been resolved , no further information regarding the contested matter has been found.
Bankruptcy Comments:Not Applicable	Not Applicable	Right of Rescission 1-4 Family Rider Missing Required State Disclosures HUD-1 Closing Statement Affiliated Business Disclosure Credit Application	Field: Lender Name Loan Value: xx Tape Value: xx |---| |----| Comment: The lender name is xx Tape Source: Initial Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 12.25%   Comment: Per note the first adjustment is a12.25%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value:XX/XX/XX19   Tape Value: XX/XX/XX18   Variance: -120 (Days)   Variance %:    Comment: The next pay change date is XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Variance:    Variance %:    Comment: The property address is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx   Variance: -2303 (Days)   Variance %:    Comment: The complaint has been filed on xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX37   Tape Value: XXX/XX37   Variance: -14 (Days)   Variance %:    Comment: The maturity date is XX/XX/XX37.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 4 Family Tape Value: 2 Family Variance: Variance %: Comment: As per appraisal subject property type is 4 family. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "There are 2 active ECB violations as follows:

1. There is an active ECB violation in the amount of xx in favor of xx and it was recorded onXX/XX/XX17 but the provided property address is inconsistent with the original property address which is mentioned in Note and Mortgage.

2. There is an active ECB violation in the amount of xx in favor of xx for "work without permit" and it was recorded onXX/XX/XX18.

The subject property is located in New York state where there is a risk of property to be getting foreclosed due to these unpaid ECB violation charges."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is in the lower lien position as there are ECB violations as follows:

1. There is an active ECB violation in the amount of xx in favor of xx and it was recorded onXX/XX/XX17 but the provided property address is inconsistent with the original property address which is mentioned in Note and Mortgage.

2. There is an active ECB violation in the amount of xx in favor of xx for "work without permit" and it was recorded onXX/XX/XX18."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Some of the points and fees of the HUd are hand written."	* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value due to missing documents."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing in the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the late fees test.
This loan failed the grace period test.
This loan failed the TILA right of rescission test."
* Foreclosure Delay or Contested (Lvl 2)     "As per the comments the FC has between contested on XX/XX/XX16 and the issue has been resolved as per comments dated XX/XX/XX17. no further information regarding the contested matter has been found."
* Missing required 1-4 family rider (Lvl 2)     "1-4 family rider is missing in the loan files."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test. ROR is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the grace period test.
The loan has a grace period that does not conform to the requirements for the lenders license type in the state where the property is located.
This loan failed the late fees test.
The loan has late fees that do not conform to the requirements for the lenders license type in the state where the property is located."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing in the loan files, Commitment Disclosure, Subprime Home Loan Disclosure, Subprime Home Loan Tax and Insurance Payment Disclosure, Subprime Home Loan Counseling Disclosure, Smoke Alarm Affidavit, Default Warning Notice, Co-Signer Notice Requirements, Co-Signer Notice Requirements, Alternative Mortgage Transaction Disclosures, Part 80 Disclosure, Mortgage Bankers and Exempt Organizations Preapplication ,Tax Escrow Account Designation, NY Hazard Insurance  Disclosure, NY Consumer Credit Disclosure / Fair Credit Reporting Notice."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated Business form is missing in the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* State Tax Judgment (Lvl 2)     "There is a State tax lien recorded on XX/XX/XX18 in the amount of xx and in the favor of xx."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing in the loan files, however found initial application at LOC (xx) updated as per the application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43622424	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,144.88	8XX/XX21	xx	No	Court Delay	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.001%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Unavailable	23.612%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the review of the updated title report dated XX/XX/xx18, the loan was originated on xx.
The chain of assignment is complete as currently the loan is with current assignee "xx".
There are four ECB liens found in the combined amount of xx in the favor of “xx. The liens were searched by the borrower name. The subject property is located at “New York” (Super lien) state and there can be a possibility of foreclosure due to these unpaid non mortgage liens. This can be cured if the liens are paid off with late charges and penalties. But; the property address provided on the original documents of the liens does not match with the subject property address.”
There is an active civil judgment found against the borrower in the amount of xx in the favor of "xx" which was recorded on XX/XX/xx09.
The property taxes of the year 2018 are paid in the amount of xx. However, the utilities charges of the year 2018 are delinquent in the amount of xxx6.
According to the review of latest payment history as of XX/XX/XX18, the borrower has been delinquent from XX/XX/XX11 to XX/XX/XX18. The last payment was received on XX/XX/XX09 in the balloon amount of xx and the due date extended from XX/XX/XX09 to XX/XX/XX11. The current unpaid principal balance is xx. The current P&I is xx and current interest rate is 3.012%. The loan has never been modified since origination. The borrower is paying according to the note agreement.	Collections Comments:RFD UNKNOWN. CURRENT OCCUPANCY UNKNOWN. NOT IN ACTIVE BANKRUPTCY. LOAN IS IN ACTIVE FORECLOSURE. CASE NUMBER xx THE DRAFTED MOTION FOR SUMMARY JUDGMENT HAS BEEN SUBMITTED FOR ATTORNEY REVIEW AND REVISION. ONCE REVISION IS COMPLETED THE MSJ AND AFFIDAVIT WILL BE SENT TO COURT. |9XX/XX18 FC DEMAND LETTER ACKNOWLEDGEMENT ATTORNEY xx ASSIGNED TO PROCESS 9XX/XX18. 1XXX/XX17 INTERNAL NOTE - OUTGOING 3 DAY CALL.OUTBOUND CONTACT MADE: YES NUMBER CALLED: xx CALLED WF ATTORNEY OFFICE AND SPOKE TO APPEARING ATTORNEY. NAME OF ATTENDING UW: xx NAME OF ATTENDING ATTORNEYxx IS THIS A PER DIEM ATTORNEY: NO REVIEWED FILE STATUS: WENT OVER FILE WITH ATTORNEY AND CONFIRMED WE HAVE NO DOCUMENTS FROM THE BORROWER STILL NEED A FULL FINANCIAL PACKAGE. HEARING DATE/TIME: XX/XX/XX .ON HOLD- FEES AND COSTS GOOD FOR 30 DAYS NEEDED REQUESTED DETAILED BREAKDOWN OF ATTORNEY FEES AND COSTS THROUGH xx USING THE FEES AND COST TEMPLATE GOOD THROUGH 30 CALENDAR DAYS FROM CURRENT DATE OR THROUGH FORECLOSURE HOLD DATE, ASSUMING THE FORECLOSURE ACTION WILL NOT RESUME.

Foreclosure Comments:According to the review of latest collection comments and available documents the foreclosure was initiated on the loan in 2017 with xx. The complaint was xx. However, the foreclosure was put on hold due to court delay on 8XX/XX18. Further details regarding the same are not available.
Bankruptcy Comments:The debtor had filed the bankruptcy under chapter xx. However, the bankruptcy was dismissed on XX/XX/XX10 and get fully terminated on XX/XX/XX10.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Borrower First Name Loan Value: Hugette Tape Value: HUGUETTE |---| |----| Comment: As per note. Tape Source: Initial Tape Type:
Field: First Pay Change Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: -31 (Days)   Variance %:    Comment: As per note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value:XXX   Variance:    Variance %:    Comment: PER NOTE LENDER xx  Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: As per note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XX/XX/XX18   Tape Value: XX/XX/XX18   Variance: -30 (Days)   Variance %:    Comment: As per note   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx   Variance: -2079 (Days)   Variance %:    Comment: As per comments   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX37 Tape Value: 6XX/XX37 Variance: -14 (Days) Variance %: Comment: PER NOTE MATURITY DATEXX/XX/XX37 Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on lower lien position. As per the review of updated title report dated XX/XX/XX18, there are four ECB liens found in the combined amount of xx in the favor of “xx. The liens were searched by the borrower name. The subject property is located at “New York” (Super lien) state and there can be a possibility of foreclosure due to these unpaid non mortgage liens. This can be cured if the liens are paid off with late charges and penalties. But; the property address provided on the original documents of the liens does not match with the subject property address.”"
* Excessive Property Damage Noted (Lvl 4)     "According to the collection comment dated XX/XX/XX12, the subject property got damaged at interior flooding on XX/XX/XX12 due to the Hurricane. The  comment states that the estimated cost of repairs is xx. According to the comment dated XX/XX/XX12, the insurance claim for the same was not filed.The comment also states that the LPSFS received email from WF Damage Department and received notification of damages. The latest collection comments does not have any information regarding this damage. Based on the collection comments as of XX/XX/XX18, it is unable to confirm whether the damage is repaired. Also, there is no BPO report available to verify the damage."
* Title Review shows major title concern (Lvl 4) "“According to the review of updated title report dated XX/XX/XX18, there are four ECB liens found in the combined amount of xx in the favor of “xx. The liens were searched by the borrower name. The subject property is located at “New York” (Super lien) state and there can be a possibility of foreclosure due to these unpaid non mortgage liens. This can be cured if the liens are paid off with late charges and penalties. But; the property address provided on the original documents of the liens does not match with the subject property address.”"	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Water/Sewer Taxes (Lvl 2)     "According to the review of updated title report dated XX/XX/XX18, the utilities charges of the year 2018 are delinquent in the amount of xx* Missing Required State Disclosures (Lvl 2)     "The subject property is in "New York" state which requires following disclosures are required and all are missing from the loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Mortgage Bankers and Exempt Organizations Pre application
Co-Signer Notice Requirements
New York Real Property Escrow Account Disclosure
Commitment Disclosure
Lock-in Disclosure
																																																																																								Expiration of Lock-in or Commitment Period"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$30,000.00	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8758916	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,886.22	8/XX/XX21	Unavailable	No	Court Delay	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.150%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	13.901%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment is completed as the subject mortgage is with ‘xx’.
No active judgments or liens have been found.
The borough taxes have been paid off in amount of xx.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX09 to till date. The delinquency has been done for more than 107 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX09.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 6.420% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX09 to till date. The delinquency has been done for more than 107 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX09.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note at the interest rate of 6.420% and P&I xx.

Review of collection comment stated that the foreclosure was initiated in 2016, the rxx. The FC file was hold for loss mitigation. The As of XX/XX/XX17 motion for summary judgment is currently pending in court. Awaiting judgment was granted MSJ to proceed. Due to known court delays, it is anticipated that court decision will not be available for 6-12 months. The latest comment reflects that awaiting judgment to be granted on sent ti court on XX/XX/XX18. No further information is available about foreclosure.

Bankruptcy case was not found.
Foreclosure Comments:
Review of collection comment stated that the foreclosure was initiated in 2016, the xx. The FC file was hold for loss mitigation. The As of XX/XX/XX17 motion for summary judgment is currently pending in court. Awaiting judgment was granted MSJ to proceed. Due to known court delays, it is anticipated that court decision will not be available for 6-12 months. The latest comment reflects that awaiting judgment to be granted on sent ti court on XX/XX/XX18. No further information is available about foreclosure.

Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Document Showing a Index Numerical Value Missing Required State Disclosures	Field: First Pay Change Date Loan Value: 1XXX/XX08 Tape Value: 1XXX/XX08 |---| -30 (Days) |----| Comment: First payment change date is XX/XX/XX08. Tape Source: Initial Tape Type:
Field: Lender Name   Loan Value: xx,   Tape Value: xx   Variance:    Variance %:    Comment: PER NOTE LENDER xx   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 0.0%   Variance:    Variance %: 11.95%   Comment: Max rate at first adjustment 11.950%.   Tape Source: Initial   Tape Type:
Field: Next Pay Change Date   Loan Value: XXX/XX19   Tape Value: XX/XX/XX18   Variance: -73 (Days)   Variance %:    Comment: Next pay change date is XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx   Variance: -2618 (Days)   Variance %:    Comment: S&C filing date is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX37 Tape Value: 1XXX/XX37 Variance: -21 (Days) Variance %: Comment: PER NOTE MATURITY DATE XX/XX/XX37 Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from loan file."
* XXX State Regulations Test Failed (Lvl 2)     "CE state regulations test failed due to,
This loan failed the late fees test.
 The loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to,
1. This loan failed the TILA right of rescission test.
2. This loan failed the late fees test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NY State; however, required state disclosure is missing from loan file.
1. NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2. NY Interest Rate Disclosure
3. NY Hazard Insurance  Disclosure
4. Tax Escrow Account Designation
5. Mortgage Bankers and Exempt Organizations Preapplication
6. Co-Signer Notice Requirements
7. Commitment Disclosure"
* Water/Sewer Taxes (Lvl 2)     "According to the review of the updated title report dated XX/XX/XX18, the utilities charge of the year 2018 are delinquent in  the amount of xx."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed,
This loan failed the TILA right of rescission test.
																																																																																								The funding date is before the third business day following consummation. The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8899702	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$6,708.50	9XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	56.304%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx. The chain of assignment is completed as the subject mortgage is with ‘xx’.
1. There are multiple ECB liens against the subject property in the totaling amount of xx held by xx recorded on XX/XX/xx17.
2. There are two civil judgments against the borrower in amount of xxx7,994.9 in the favor of 'xx', they are recorded after the recorded mortgage.
3. There is utilities annual charges for water/sewer of year 2018 which has been delinquent in the amount of xx payable through the date XX/XX/xx18.
4. There is state tax lien against the borrower in amount of xx in the favor of 'xx'.
The borough taxes have been paid off in amount of xx.
The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX12 to till date. The delinquency has been done for more than 73 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX12.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note terms at the interest rate of 8.625% and P&I xx.
Collections Comments:Available servicing comment shows that the subject property is occupied by owner. No damages have been observed. The latest BPO report is not available to verify the current condition of subject property.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX12 to till date. The delinquency has been done for more than 73 months. The last payment was received in the amount of xx which was applied for the due date of XX/XX/XX12.
The payment history reflects current unpaid principal balance is in the amount of xx.
The borrower is making the payment as per note terms at the interest rate of 8.625% and P&I xx.

Review of collection comment stated that the foreclosure was initiated in 2013; the FC file was xx. The loan work out the loss mitigation, hold was started XX/XX/XX16 and it was removed on XX/XX/XX17. The FC file was again and lis pendens was entered onxx. No further information is available about foreclosure.

Bankruptcy not yet found.
Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in 2013; the FC file was referred xx. The loan work out the loss mitigation, hold was started XX/XX/XX16 and it was removed on XX/XX/XX17. The FC file was again and lis pendens was xx. No further information is available about foreclosure.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer HUD-1 Closing Statement	Field: Lender Name Loan Value: American Home Mortgage Tape Value: xx |---| |----| Comment: As per tape data lender name is xx however according to collection comment it is American Home Mortgage.&#xxD; Tape Source: Initial Tape Type:
Field: Original Stated Rate   Loan Value: 5.625%   Tape Value: 0.000%   Variance:    Variance %: 5.63%   Comment: As per tape data original stated rate is 0.0000% however according to collection comment it is 5.62500%.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: xx  Variance: -1516 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xxx000.00 Variance: Variance %: Comment: As per tape data sales price (HUD-1 line 101) is xxx, 000.00 however according to collection comment it is not applicable.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "Review of updated title report dated XX/XX/XX18 the subject property is in lower lien position due to there are multiple ECB liens against the subject property in the totaling amount of xx held by xx recorded on XX/XX/XX17. The subject property is located in NY states and there can be a possibility of FCL due to these unpaid non mortgage liens. This can be cured if these liens are paid off with unpaid interest and late charge (if any)."
* Title Review shows major title concern (Lvl 4) "Review of updated title report dated XX/XX/XX18 shows multiple ECB liens against the subject property in the totaling amount of xx held by xx recorded on XX/XX/XX17. The subject property is located in NY states and there can be a possibility of FCL due to these unpaid non mortgage liens. This can be cured if these liens are paid off with unpaid interest and late charge (if any)."	* Litigation (Lvl 3) "As per collection comment dated XX/XX/XX18 shows that the loan active in litigation. No further information is available about litigation matter was resolved or not."
* Lost Note Affidavit (Lvl 3)     "Original note is damaged / lost, and lost note affidavit found in the loan file at locator "xx". However a duplicate copy available in loan files."
* Active Judgment Against Borrower (Lvl 3)     "According to updated title report dated XX/XX/XX18 there are two civil judgments against the borrower in amount of xx in the favor of 'xx', they are recorded after the recorded mortgage."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file. However, some points and fees are Hand Written."	* State Tax Judgment (Lvl 2) "According to updated title report dated XX/XX/XX18 there is state tax lien against the borrower in amount of xx in the favor of 'xx'."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
This loan failed the TILA right of rescission test.
 The funding date is before the third business day following consummation. The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NY State; however, required state disclosure is missing from loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Mortgage Bankers and Exempt Organizations Preapplication
Co-Signer Notice Requirements
Commitment Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to, the TILA right of rescission test."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Water/Sewer Taxes (Lvl 2)     "According to updated title report dated XX/XX/XX18 there is utilities annual charges for water/sewer of year 2018 which has been delinquent in the amount of xx payable through the date XX/XX/XX18."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35864424	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,918.49	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.450%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.616%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Updated Title Report According to updated title report dated XX/XX/xx18, the subject mortgage was originated xx. The chain of assignment has been completed. Currently, the mortgage assignment is with xx. Subject Mortgage is on First lien position. 2018 combined annual taxes is due in the amount of xx. There are no prior years delinquent taxes.	The payment history dated XX/XX/XX18 shows that loan is current and performing, the next payment due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX18.The current UPB is in the amount of xx.	Collections Comments:As per the collection comments , the loan is current and performing. As per the notice of Lis Pendens document the complaint has been filed on xx.
According to the PACER. The borrower had filed bankruptcy dated on xx and the plan was confirmed onXX/XX/XX16. POC was filed onXX/XX/XX16 with  the secured claim amount of xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxurrently the Bankruptcy is discharged on XX/XX/XX18.
The payment history dated XX/XX/XX18 shows that loan is current and performing, the next payment due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX18.The current UPB is in the amount of xx.

Foreclosure Comments:As per the notice of Lis Pendens document the complaint has been filed on xx.However borrower filed bankruptcy on xx and plan had been confirmed. currently bankruptcy is discharged and the loan is current.
Bankruptcy Comments:According to the PACER. The borrower had filed bankruptcy dated on xx and the plan was confirmed onXX/XX/XX16. POC was filed onXX/XX/XX16 with the secured claim amount of xx and an arrearage in the amount of xx. Schedule D in voluntary petition dated XX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxurrently the Bankruptcy is discharged on XX/XX/XX18 .	Not Applicable	Missing Required State Disclosures Credit Application Affiliated Business Disclosure	Field: Current Legal Status Loan Value: Performing Tape Value: Bankruptcy |---| |----| Comment: As per the PACER the Bk is discharged and the loan is current and performing. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per tape data current occupancy is Tanant. However according to collection comment and Documents it is owner or former: primary home.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data does lender G/L require MI is no. However according to collection comment and Documents it is not applicable   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -42 (Days)   Variance %:    Comment: As per tape data last payment received date is 9XX/XX18. However according to collection comment and Documents it is XX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 63%   Tape Value: 43%   Variance:    Variance %: 19.87%   Comment: As per tape data Original standard LTV (OLTV) is 43.203. However according to collection comment and Documents it is 63077   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001234444444   Tape Value: xx999999999999999999999C   Variance:    Variance %:    Comment: As per tape data Payment history string is 444444432100. However according to collection comment and Documents it is C9999999999999999999999X &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444432100   Tape Value: C9999999999999999999999X   Variance:    Variance %:    Comment: As per tape data Payment history string reversed is C9999999999999999999999X . However according to collection comment and Documents it is 444444432100 &#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Variance:    Variance %:    Comment: As per tape data Property city is xx. However according to collection comment and Documents it is xx  Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX35   Tape Value: 5XX/XX36   Variance: 182 (Days)   Variance %:    Comment: As per tape data stated maturity date is 5XX/XX36. However according to collection comment and Documents it is 1XXX/XX35 &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 206 Tape Value: 366 Variance: -160 Variance %: -0.44% Comment: As per tape data stated remaining term is 366. However according to collection comment and Documents it is 206 Tape Source: Initial Tape Type:	B	* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2) "The subject property is located in the xx county where recent FEMA disaster is declared (California wild fires)."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* Missing Required State Disclosures (Lvl 2)     "The required state disclosures are missing in the loan files.Impound Account Disclosure, Cosigner Notice, Private Mortgage Insurance Disclosure, Earthquake Disclosure forCondominiums, Hazard Insurance Disclosure, Insurer RecommendationDisclosure, CA Fair Lending Notice, Anti-Tying Disclosure, Privacy Notice, Notice of Right to Copy of Appraisal, Application for Credit-Married Persons, Fair Debt Collection Notice, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Application Missing (Lvl 2)     "Origination Application is missing however considered the Initial application located at (xx)"
* Settlement date is different from note date (Lvl 2)     "Settlement date is xx. the state is california."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated business disclosure is missing or un executed"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7564094	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$514.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	27.698%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx.
The chain of assignment been completed. The latest assignment is with xx.
No active judgments or liens have been found.
The annual installment county tax of the year 2018 is due in the amount of xx onXX/XX/xx19.
The annual installment county tax of the year 2017 has been paid in the amount of xx on XXX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on 9XX/XX18 the payment applied date was XXX/XX19 and the next due date for payment is 4XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Note.	Collections Comments:As per the review of the servicing comments, currently, the loan is in an active bankruptcy and the borrower is current with the loan. The last payment was received on 9XX/XX18 the payment applied date was XXX/XX19 and the next due date for payment is 4XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments as per note.
The loan has never been modified since origination.
The borrower xx and xx had filed for bankruptcy under chapter-xx. The date of last filing bankruptcy is  XX/XX/XX18. The plan was confirmed on XX/XX/XX13. POC was filed on 8XX/XX13 with the claim amount of xx and the arrearage amount is xx. The debtor shall pay to the trustee the sum of xx per bi-weekly for 60 months.
No evidence has been found regarding the foreclosure proceedings on the subject property in the servicing comments.
As per the latest BPO report dated XX/XX/XX18 the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed for bankruptcy under chapter-xx. The date of last filing bankruptcy is XX/XX/XX18. The plan was confirmed on XX/XX/XX13. POC was filed on 8XX/XX13 with the claim amount of xx and the arrearage amount is xx. The debtor shall pay to the trustee the sum of xx per bi-weekly for 60 months.	Not Applicable	Initial Escrow Acct Disclosure Mortgage Insurance Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Does Lender G/L Require MI is Not Applicable. However, the tape reflects No. Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 61%   Variance:    Variance %: 37.83%   Comment: Original Standard LTV is 98.418%. However, the tape data reflects 60.590%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.500%   Tape Value: 7.000%   Variance:    Variance %: -0.50%   Comment: Original Stated Rete is 6.500%. However, the tape data reflects 7.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: xx999999999999666CCCCCCC   Variance:    Variance %:    Comment: Payment History String 000000000000. However, the tape reflects xx999999999999CC.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: CCCCCCC6699999999999999X   Variance:    Variance %:    Comment: Payment History String Reversed is 000000000000. However, the tape reflects CCCCCC66999999999X.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Variance:    Variance %:    Comment: Property Address Street is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 171   Tape Value: 360   Variance: -189   Variance %: -0.53%   Comment: Stated Remaining Team is 171. However, the tape reflects 360.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1995 Variance: Variance %: Comment: Year Acquired is Not Applicable. However, the tape data reflects 1995. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."	* Property is Manufactured Housing (Lvl 2) "As per the appraisal report, the subject property is Manufacture house. There is a xx on the mortgage document. The Alta 7 has not been found on Final Title Policy. Also the Affixation document was not found in the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1. ?Placement of Insurance Disclosure
2. ?Availability of Title Insurance
3. ?TN Consent to Disclosure of Insurance Information
4. ?Choice of Agent/insurer
5. ?Insurance Solicitation/Post Commitment."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29216903	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,123.13	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.813%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$214,598.76	Not Applicable	4.000%	xx	XX/XX/XX13	Convert ARM to Fixed	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is with xx.
There is a junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/xx06.
There is one active civil judgment against the borrower xx in the amount of xx which was recorded on XX/XX/XX08.
The 2018 combined annual installment taxes have been paid on XX/XX/XX18 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 5 months and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX13.	Collections Comments:The loan is currently in the bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified twice since origination. As per the latest modification agreement which was made on XX/XX/XX13, the borrower promises to make a monthly payment of xx with the rate of interest 4.00%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX43. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
As per the servicing comments, the foreclosure was initiated. The file was xx. No further details have been found. However, the foreclosure file was put on hold as the borrower has filed bankruptcy under chapter xx.
According to the PACER, the borrower “xx” had filed bankruptcy under chapter-xx and the amended plan was confirmed on XX/XX/XX17. As per the amended xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first 4 months in the amount of xx and 3 months in the amount of xx and remaining 36 months in the amount of xx. The POC was filed by the creditor xx on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. There is no comment indication a cram down.
As per the BPO report located at "xx", the subject property has been occupied by the owner and in average condition. No pertaining damage or repair related to subject property has been found.

Foreclosure Comments:As per the servicing comments, the foreclosure was initiated. The file was xx. No further details have been found. However, the foreclosure file was put on hold as the borrower has filed bankruptcy under chapter xx.
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under chapter-xx  and the amended plan was confirmed on XX/XX/XX17. As per the amended xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first 4 months in the amount of xx and 3 months in the amount of xx and remaining 36 months in the amount of xx. The POC was filed by the creditor xx on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX18.

The Loan modification agreement was made on XX/XX/XX13, between the borrower “xx” and the lender “xx.”. The borrower promises to make a monthly payment of xx with the rate of interest 4.00%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX43. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified twice since origination. The first time, the loan was modified on XX/XX/XX06. The copy of the previous modification agreement was located at “xx”.	Notice of Servicing Transfer Credit Application Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: As per the PACER, the current bankruptcy case number is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per the BPO report, the current occupancy is owner; however, tape data reflects with tenant.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The lender does not required MI. Hence, it is not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 70%   Tape Value: 70%   Variance:    Variance %: -0.45%   Comment: As per the appraisal report, original standard LTV is 70.00%; however, tape data reflects with 70.451%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: The payment history string reversed is 443214444444; however, tape data reflects with XXXXXxx999999999999999C.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: The payment history string reversed is 444444412344; however, tape data reflects with C9999999999999999XXXXXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 428   Tape Value: 480   Variance: -52   Variance %: -0.11%   Comment: As per the modification term, the stated remaining term is 428; however, tape data reflects with 480.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1976 Variance: Variance %: Comment: The loan is purpose. Hence, year acquired per application is not applicable; however, tape data reflects with 1976. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available from XX/XX/XX17 to XX/XX/XX18. However, we require the latest 24 months of servicing comment. The servicing comment is missing from XX/XX/XX16 to XX/XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the available loan file."
* Application Missing (Lvl 2)     "The final application / 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Maryland state. The following required state disclosures are missing from the loan file.
1. Affidavit of Consideration.
2. Affidavit of Disbursement.
3. First Time Buyers Affidavit.
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure.
5. Balloon Payment.
6. No Escrow Account.
7. Mandatory Binding Arbitration Disclosures."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed prepayment term test."
* XXX State Regulations Test Failed (Lvl 2)     "Prepayment Term Test FAIL Loan Data 36Months Comparison Data 0Months Variance 36Months.
This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60128860	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,881.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	14.739%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$228,150.49	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	Review of updated title report dated XX/XX/xx18 states that the subject mortgage was originated on xx.
The chain of the assignment has been completed currently. The mortgage is with xx.
There is no any outstanding liens/judgments against borrower/property,
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX17 to XX/XX/XX18 reveals that borrower has been the delinquent for more than ------ days. The last payment was received in the amount of xx on 9XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.750%. Borrower is currently making the payment according to the modification terms.
The borrower is currently 2 month behind his scheduled payments.
Collections Comments:xx had filed bankruptcy under Chapter-xx and the plan was confirmed onXX/XX/XX16.
POC was onXX/XX/XX16 with the secured claim amount of xx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx every two weeks for 60 months.
As per the amended xx plan dated XXX/XX17 shows that debtor (borrower) will pay to the U.S. Trustee the sum of xx bi weekly for 36 months.
Voluntary petition was filed onXX/XX/XX16 does not show any unsecured portion.
Latest status of FC was on hold due to active bankruptcy.
No information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx had filed bankruptcy under Chapter-xx and the plan was confirmed onXX/XX/XX16.
POC was onXX/XX/XX16 with the secured claim amount of xx and the arrearage of xx.
As per the xx plan debtor (borrower) will pay to the U.S. Trustee the sum of xx every two weeks for 60 months.
As per the amended xx plan dated XXX/XX17 shows that debtor (borrower) will pay to the xx the sum of xx bi weekly for 36 months.
Voluntary petition was filed onXX/XX/XX16 does not show any unsecured portion.
Latest status of FC was on hold due to active bankruptcy.
The loan Modification agreement made on XXX/XX11 between borrower and lender. The new modified unpaid principal balance is xx. Interest bearing amount is xx. The new P&I is xx and new interest rate is 2.000%. The first payment begin on XXX/XX11 and 1XXX/XX42 will be the new maturity date. Principle forgiven amount is xx
Affiliated Business Disclosure Missing Required State Disclosures Origination Appraisal	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 9XX/XX18   Tape Value: 9XX/XX18   Variance: -1 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.900%   Tape Value: 8.000%   Variance:    Variance %: -0.10%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213334444444   Tape Value: XXXxx999999999999999996c   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444433312   Tape Value: c699999999999999999XXXXX   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 294   Tape Value: 382   Variance: -88   Variance %: -0.23%   Comment:    Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2005 Tape Value: 1915 Variance: 90 Variance %: 0.05% Comment: Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on XXX/XX11 between borrower and Lender. According to the modification agreement the new modified principal balance is xx. In addition to this the lender agrees to forgive the principal balance is in the amount of xx which exceeds more than 2.000% of the modified principal balance."	* Not all borrowers signed HUD (Lvl 3) "Final HUD1 is not signed by the borrower."
* Comment history is incomplete (Lvl 3) "Collection comment is present fromXX/XX/XX17 to XX/XX/XX18; however we required latest 24 months comments. Collection comments are missing from 1XXX/XX16 to XXX/XX17."	* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR transaction date is xx, which is different from each other."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at the time of origination is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45638666	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,922.32	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.700%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	23.540%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$489,681.58	$86,963.80	2.000%	xx	XX/XX/XX12	Financial Hardship	Review of updated title report dated XX/XX/xx18 shows that the mortgage was executed by the borrower xx.
The chain of assignment has been completed. Currently, the mortgage is with “xx” as a current assignee.

The notice of special tax liens attached with the updated title report dated XX/XX/xx18 states that there is a lien against the subject property to secure the payment of a special tax imposed by the xx. These special tax secured by the lien is for the purpose if providing library services and facility.  However, the amount of lien is not mentioned. The property is located in CA state.

There are no active judgment or liens found pending.
Tax status:
The 20XX/XX19  county taxes have been due of which the 1st  half taxes in the amount of xx are due on XX/XX/xx18  and 2nd half taxes will be due on XX/XX/XX19.
Review of the payment history provided fromXX/XX/XX17 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 17 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx.
Collections Comments:The loan is active in bankruptcy and is next due for XX/XX/XX17.
Review of the payment history provided fromXX/XX/XX17 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 17 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 5XX/XX17. Current UPB as of date reflects in the provided payment history is in the amount of xx.
According to BPO report dated XX/XX/XX18, the property does not need any immediate exterior repairs and no deferred maintenance was noted at the time of inspection.
Foreclosure Comments:Review of the collection comment shows that the foreclosure was initiated and xx; Foreclosure file was placed on hold due to borrower had filed bankruptcy under chapter xx.

Bankruptcy Comments:The borrower had filed the BK under chapter xx and the plan was confirmed on XX/XX/XX16. The POC filed by the creditor "xx" on XX/XX/XX16 reflects secured claim in the amount of xx and arrearage in the amount of xx. The MFR was filed by the subject creditor onXX/XX/XX18 to lift the automatic stay.	The step modification agreement was made on XX/XX/XX12, between (Borrower) xx.
As per the terms of the agreement, there is deferred principal balance in the amount of xx of which the amount xx is eligible for forgiveness i.e. deferred principal reduction amount. This amount will be forgiven in installments equal to X/Xrd of the deferred principal reduction amount if the borrower does not default on the new payments such that the equivalent of three full monthly payments on each of the first, second and third anniversary of XX/XX/XX12.
The new principal balance is xx and the interest bearing amount is xx.
Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment: current bankruptcy case number audit value is xx however data provided is 1651727 Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per audit value it is owner of former primary house however data provided shows tenant   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX12   Tape Value: 1XXX/XX16   Variance: 1796 (Days)   Variance %:    Comment: Doc date of last modification audit value XXX/XX12 however data provided is 1XXX/XX16   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per audit value it is fixed however data provided shows ARM   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 68%   Tape Value: 51%   Variance:    Variance %: 17.38%   Comment: Original standard LTV(OLTV) audit value Not applicable however data provided is 50.799%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.700%   Tape Value: 8.000%   Variance:    Variance %: -0.30%   Comment: original stated rate audit value it is 7.70000 however data provided shows 8.00000   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: As per audit value it is 444444444444 however data provided shows XXXxx99999999999999c   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: As per audit value it is 44444444444 however data provided shows c999999999999999999XXXXX   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 416   Tape Value: 480   Variance: -64   Variance %: -0.13%   Comment: As per audit value it is 416 however data provided shows 480   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1996 Tape Value: 1960 Variance: 36 Variance %: 0.02% Comment: As per audit value it is 1996 however data provided shows 1960 Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The Loan Modification Agreement consists of principle forgiven. As per MOD dated XX/XX/XX12, the new modified principle balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principle balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender will reduce on each of the first, second & third anniversaries of XX/XX/XX12 the deferred principle balance in installments equal to the one-third of the deferred principle reduction amount."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 to XX/XX/XX18; However, we require latest 24 months of complete comment history. Hence, the servicing comments are missing from XX/XX/XX16 to XX/XX/XX17."	* Settlement date is different from note date (Lvl 2) "As per final HUD, the settlement date is xx. The subject property is located in CA state."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the document."
																																																																																								* Tax Lien showing on the subject property (Lvl 2) "The notice of special tax liens attached with the updated title report dated XX/XX/XX18 states that there is a lien against the subject property to secure the payment of a special tax imposed by the xx. These special tax secured by the lien is for the purpose if providing library services and facility. However, the amount of lien is not mentioned. The property is located in CA state. These special tax liens were recorded on xx respectively."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77882405	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,336.54	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.800%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx.
The chain of the assignment has been completed. The latest assignment is with xx.
There is a junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/xx04.
There is a junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/XX07.
There is an active civil judgment against the name of xx (which is not borrower) in the amount of xx in the favor of xx which was recorded on XX/XX/XX14.
There are two certificates of county tax lien again the prior owner xx, the first is in the favor of xx in the amount of xx which was recorded on XX/XX/xx18 and the second is in the favor of xx in the amount of xx which was recorded on XX/XX/xx18. However, as per document the name, property address and parcel # does match with the borrower name, subject property address and parcel#.
The 2017-2018 Combined 1st and 2nd installment taxes have been paid on XX/XX/xx17 and XX/XX/XX18 respectively each in the amount of xx.
The 2018-2019 Combined 1st and 2nd installment taxes are due on XX/XX/xx18 and XX/XX/XX19 respectively each in the amount of xx.
No prior year’s delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 23 months and the next due date for payment is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX16. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note.

Collections Comments:The loan is currently active bankruptcy and is next due for XX/XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX16. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan hasn’t been modified once since origination. The borrower has been making payment as per the note.
As per the servicing comments, the foreclosure was initiated. The file was xx. As per the notice of trustee sale document which was located at "xx. However, the foreclosure file was put on hold as the borrower filed bankruptcy under chapter xx. The comment dated XX/XX/XX16 reveals that the sale date was postponed from XX/XX/XX18 to XX/XX/XX18. However, the loan is in active bankruptcy.
According to the PACER, the borrower “xx” has filed bankruptcy under chapter-xx and the plan was confirmed on XX/XX/XX18. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed by the creditor xx on XX/XX/XX18 with the POC amount xx and the amount of arrearage is xx.
As per the BPO report located at “xx”, the subject property has been occupied by the owner and is in average condition. No damage or repair pertaining to the subject property has been found.

Foreclosure Comments:As per the servicing comments, the foreclosure was initiated. The file was referred to an attorney on XX/XX/XX15 and the complaint was filed by the xx on XX/XX/XX15. As per the notice of trustee sale document which was located at "xx, the sale date was scheduled on XX/XX/XX17. However, the foreclosure file was put on hold as the borrower filed bankruptcy under xx on XX/XX/XX17 with the case#xx. The comment dated XX/XX/XX16 reveals that, the sale date was postponed from XX/XX/XX18 to XX/XX/XX18. However, the loan is in active bankruptcy.
Bankruptcy Comments:According to the PACER, the borrower “xx” has filed bankruptcy under xx with the case#xx on XX/XX/XX18 and the plan was confirmed on XX/XX/XX18. As per the order confirming xx plan the debtor was supposed to pay to the trustee in the amount of xx for the period of 60 months for the total amount of xx to the trustee. The POC was filed by the creditor xx on XX/XX/XX18 with the POC amount xx and the amount of arrearage is xx. The date of last filing bankruptcy was on XX/XX/XX18.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure Credit Application Initial Escrow Acct Disclosure	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the BPO report, the Current occupancy is owner of former: primary home however tape date shows as Tenant. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -33 (Days)   Variance %:    Comment: The Last payment received date is XX/XX/XX18 however, tape data is showing as XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 82%   Tape Value: 40%   Variance:    Variance %: 42.03%   Comment: As per the appraisal report, Original standard LTV is 81.995; however, tape data is showing as 39.961.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx9999FFFF9999999999c   Variance:    Variance %:    Comment: The payment history string is 444444444444; however, tape data reflects with XXXXxx9999FFFFF9999999999c.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c99999999F9FFFF9999XXXXX   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444; however, tape data reflects with c99999999F9FFFF999XXXXX.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 196   Tape Value: 360   Variance: -164   Variance %: -0.46%   Comment: As per the note, Stated remaining term is 196; however, tape date is showing as 360.&#xxD;   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1995 Variance: Variance %: Comment: This is purchase case. Hence, Year acquired is not applicable; however, tape data reflects with 1995. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comment is available from XX/XX/XX17 to XX/XX/XX18. However, we require the latest 24 months of servicing comment. The servicing comment is missing from XX/XX/XX17 to XX/XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer document is missing from file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the California. The following required state disclosures are missing from the loan file.
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Hazard Insurance Disclosure.
5. Insurer Recommendation Disclosure.
6. Anti-Tying Disclosure.
7. Privacy Notice.
8. Notice of Right to Copy of Appraisal.
9. Application for Credit-Married Persons.
10. Fair Debt Collection Notice.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Missing Required Disclosures (Lvl 2)     "The List of service providers is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing from the loan file."
* Application Missing (Lvl 2)     "The final 100X/application is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the Hud-1 document, the settlement date is xx. Hence, the settlement date is different from note."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66437146	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,394.25	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$238,623.27	Not Applicable	5.875%	xx	XX/XX/XX11	Financial Hardship	According to updated title report dated, the mortgage was executed by the borrower on xx.
The chain of assignment has been completed. Currently, the mortgage is with “xx” as a current assignee.

There is a junior UCC mortgage in the favor of “xx”, recorded on XX/XX/XX13.
No active judgments or liens have been found.

Tax Status:
The 2018 property taxes have been due in the amount of xx. These taxes are due until XX/XX/xx19.

The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The last payment was received on XX/XX/XX18 which was applied for the due date of XXX/XX18. The current unpaid principal balance is in the amount of xx.	Collections Comments:The loan is active in bankruptcy and is next due for XXX/XX18.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The last payment was received on XX/XX/XX18 which was applied for the due date of XXX/XX18. The current unpaid principal balance is in the amount of xx.
 The reason for default has not been mentioned in the available servicing comments.
The loan has been modified once since origination.  The borrower has been making payment as per the terms of the modification.
According to the BPO report dated XX/XX/XX18, the subject property appears to be in average condition and no deferred maintenance was noted at the time of inspection.

Foreclosure Comments:The foreclosure action was initiated on the loan. The legal action (lis pendens) was filed under xx.  The final judgment of foreclosure was entered on. However, the file was later put on hold due to bankruptcy filed by the borrower under chapter xx.  The loan is currently active in bankruptcy.
Bankruptcy Comments:The borrower had filed the BK under chapter xx and the plan was confirmed onXX/XX/XX16. Under amended xx plan debtor shall pay to the trustee the amount of xx for 60 months.  The POC filed by the creditor "xx" reflects secured claim in the amount of xx and the arrearage amount xx.
The modification agreement made on 7XX/XX11, between (Borrower) xxand (lender)xx.
As per the terms of the agreement, the new principal balance is xx. The said principal balance was re-amortized over 480 months and the remaining balance at maturity ("Balloon Payment") in the amount of xx will be paid in full as specified in the agreement.
The interest at the rate 5.875% will be charged on the new principal balance. The borrower promises to pay monthly P&I of xx.
Origination Appraisal Final Truth in Lending Discl. HUD-1 Closing Statement Credit Application Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per BPO report dated XX/XX/XX18, the property is occupied by an owner; However, the tape reflects as Tenant occupied. Tape Source: Initial Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has interest only payment for 120 months from the date of the note.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -47 (Days)   Variance %:    Comment: As per payment history, the last payment was received on XX/XX/XX18; However, the tape reflects as 9XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 91%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.500%   Tape Value: 8.000%   Variance:    Variance %: -0.50%   Comment: As per note, the original interest rate is 7.500%; However, the tape reflects as 8.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: As per payment history, the payment string is 444444444321; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444321   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: As per payment history, the payment string is 444444444321;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: Tamarac   Tape Value: FORT LAUDERDALE   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX37   Tape Value: 6XX/XX51   Variance: 5144 (Days)   Variance %:    Comment: As per mod agreement, the maturity date is 5XX/XX37; However, the loan was amortized with 480 months amortization with balloon payment feature.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 235   Tape Value: 480   Variance: -245   Variance %: -0.51%   Comment: As per mod agreement, the maturity date is 5XX/XX37; However, the loan was amortized with 480 months amortization with balloon payment feature. &#xxD;   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 2007 Variance: Variance %: Comment: The property acquired by the borrower on 2007. Tape Source: Initial Tape Type:	D	* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of a voluntary petition filed by the borrower under chapter xx reflects secured claim in the amount of xx and the collateral value that support this claim is in the amount of xx. That’s why the unsecured portion is in the amount of xx. However, no evidence of cram down of the claim filed by the creditor has been found."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 / settlement statement or itemization of amount financed are missing from the loan File."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final 100X/ loan application is missing from the loan file"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer is missing in the loan file"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing in the loan file"	* Property Damage (Lvl 1) "As per comment dated XX/XX/XX16 water damage disaster and claim filed by borrower in the amount of xx and comment dated XX/XX/XX16 shows the inspection result repair are 100% complete. Current comment dated XX/XX/XX18 and BPO report (xx) dated XX/XX/XX18 shows the no visible damages."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22021398	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,159.22	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.801%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	21.554%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of Updated title report dated XX/XX/xx18 the subject mortgage was originated on xx.
The chain of assignment has been completed. Currently, the assignment is from xx.
There are no active liens and judgments.
The second installment utility taxes for the year 2018 have been due in the amount of xxx4 which is due for XX/XX/XX18.
The first installment utility taxes for the year 2019 have been due in the amount of xx which is due for XX/XX/xx18.
The combined first and second installment taxes for the year 2019 have been paid in the amount of xx
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 11 months and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX17. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
The loan has not been modified since origination.
Unable to determine the reason for default.
The foreclosure was initiated and xx. However, the borrower xx  had filed for bankruptcy under chapter-xx and foreclosure was put on hold.
The borrower xx had filed for bankruptcy under chapter-xx. The POC was filed on XX/XX/XX16 with the secured claim amount of with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX/XX/XX16, the debtor shall pay the trustee xx monthly for 60 months. According to Notice of Mortgage payment change dated XX/XX/XX18 the new total payment is xx.
According to BPO report dated XX/XX/XX18, the subject property is owner-occupied and average in condition.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:The foreclosure was initiated and xx. However, the borrower xxhad filed for bankruptcy under chapter-xx and foreclosure was put on hold.
Bankruptcy Comments:The borrower xx had filed for bankruptcy under chapter-xx. The POC was filed on XX/XX/XX16 with the secured claim amount of with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX/XX/XX16, the debtor shall pay the trustee xx monthly for 60 months. According to Notice of Mortgage payment change dated XX/XX/XX18 the new total payment is xx.	Not Applicable	Missing Required Disclosures Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: ARM Index Margin Percent Loan Value: 3.6% Tape Value: 3.6% |---| |----| 0.02% Comment: As per Note, ARM index margin percentage as per the note is 3.65%&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.6%   Tape Value: 3.6%   Variance:    Variance %: 0.02%   Comment: As per Note, ARM lifetime floor percentage as per the note is 3.65%   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx Variance:    Variance %:    Comment: As per PACER report, Current bankruptcy case number is xx Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per BPO report the subject proeprty is owner occupid.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 72.581% and the Lender did not require MI according to the Appraisal report.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -28 (Days)   Variance %:    Comment: Last payment received date as per the payment history is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 73%   Tape Value: 50%   Variance:    Variance %: 22.67%   Comment: Origional standard LTV(OLTV) is 72.581%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: Payment history string is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: As per Note, Periodic pay adjustment cap is 1%.   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: As per Note, rate adjustment subsequent cap percent is 1%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 198   Tape Value: 361   Variance: -163   Variance %: -0.45%   Comment: Stated remaining term as per the note is 198.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1979 Tape Value: 1870 Variance: 109 Variance %: 0.06% Comment: The year acquired as per the application is 1979. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available from XX/XX/XX17 to XX/XX/XX18. However, we require the latest 24 months comment history. Comment history is missing from XX/XX/XX16 to XX/XX/XX17."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value since supportive documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Massachusetts State. The following required state disclosures are missing from the loan file.
1.Lead-Based Paint Disclosure
2.Mortgage Loan Application Disclosure
3.Carbon Monoxide Alarms
4.MA Smoke Detector Certificate
5.Notice of the Specific Reason for Denial of Credit
6.Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	30175745	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	$0.00	$3,409.07	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	22.028%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of assignment has been completed.
There is a Water/Sewer lien in the amount of xx in the favor of xx which was recorded onXX/XX/XX07. There is a Water/Sewer lien in the amount of xx in the favor of xx which was recorded onXX/XX/XX16. The Subject Property is located in the state of Pennsylvania.
The combined annual taxes of 2018 have been paid in the amount of xx.
The annual school taxes of 2018 have been paid in the amount of xxNo prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower has been delinquent for 13 months and the next due date for the payment is 9XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 08XX/XX17. The UPB reflected in the payment history is in the amount of xx. The borrower has been paying as per the Note terms.	Collections Comments:The review of the collection comment shows that the loan is in the active bankruptcy and the next due date for the payment is 9XX/XX17. The borrower xx had filed the bankruptcy under chapter xx and the plan was confirmed onXX/XX/XX17. According to the xx plan filed on XX/XX/XX16, the debtor shall pay xx for 60 months. The creditor xx had filed POC on XX/XX/XX16 with a secured claim amount of xx and arrears of xx. The date of the last filing the bankruptcy was 8XX/XX18. According to the servicing comments, the foreclosure was initiated in 2014. The file was xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy on xx. According to the payment history as of XX/XX/XX18, the borrower has been delinquent for 13 months and the next due date for the payment is 9XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 08XX/XX17. The UPB reflected in the payment history is in the amount of xx. The borrower has been paying as per the Note terms. No damage and repairs have been found. The loan has not been modified since origination. The reason for default has not been found.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated in 2014. The file was xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy on xx.
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter xx and the plan was confirmed onXX/XX/XX17. According to the xx plan filed on XX/XX/XX16, the debtor shall pay xx for 60 months. The creditor xx had filed POC on XX/XX/XX16 with a secured claim amount of xx and arrears of xx. The date of the last filing the bankruptcy was 8XX/XX18.	Not Applicable	HUD-1 Closing Statement Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the latest BPO report, the subject property is owner occupied. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -13 (Days)   Variance %:    Comment: As per the payment history, the last payment was received onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 17%   Variance:    Variance %: 82.95%   Comment: As per the appraisal, the LTV is 100.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 153   Tape Value: 360   Variance: -207   Variance %: -0.57%   Comment: Stated remaining terms are 153.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1940 Variance: Variance %: Comment: This is a purchase transaction. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The lien position of the subject mortgage changes to "Lower" due to the review of updated title report dated XX/XX/XX18 shows, there are two Water/Sewer/Utilities liens for Gas Services in the combined amount of xx in the favor of "xx" which were recorded on XX/XX/XX07 and XX/XX/XX16 respectively. The subject property is located at "Pennsylvania" (Super Lien) State there can be a possibility of foreclosure due this non mortgage unpaid liens. This can be cured by paying this liens with late charges and penalties."
* Title Review shows major title concern (Lvl 4) "According to the review of updated title report dated XX/XX/XX18, there are two Water/Sewer/Utilities liens for Gas Services in the combined amount of xx in the favor of "xx" which were recorded on XX/XX/XX07 and XX/XX/XX16 respectively. The subject property is located at "Pennsylvania" (Super Lien) State there can be a possibility of foreclosure due this non mortgage unpaid liens. This can be cured by paying this liens with late charges and penalties."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD1 is available in the file. However, the point and fees are handwritten."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
																																																																																								* Cash out purchase (Lvl 2) "This is a purchase transaction. However, the borrower received cash in hand in the amount of xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23897847	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$325.63	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.940%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/xx18, the mortgage was originated on xx.
The chain of the assignment is complete. The latest assignment was from xx.
There is one junior mortgage was originated on XX/XX/XX03 and which was recorded on XX/XX/xx04 with (xx), in the amount of xx, in the favor of xx.
There are one civil judgment was found against the borrower xx.
The civil judgment was recorded on XX/XX/XX16, in the amount of xx, in the favor of xx.
The 2018 year's County Annual taxes will be due in the amount of xx, for the due date XX/XX/xx18.
The 2018 year's Combined 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2017 year's Combined 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX17.
The 2017 year's Combined 2nd Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx18.
The 2016 year's Combined 1st Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX16.
The 2016 year's Combined 2nd Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx17.
No prior year delinquent taxes are found.

Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:The loan is in active bankruptcy. The borrower xx had filed bankruptcy under Chapter xx and plan was confirmed on XX/XX/XX15. The debtor shall pay the total amount of xx to the Trustee, for the period of 60 months. The lender had filed POC on XX/XX/XX15 with the total amount xx and amount of arrearage is xx. The foreclosure was put on hold due to the borrower xx had filed bankruptcy under Chapter xx and plan was confirmed on XX/XX/XX15. Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 1XXX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx. As per the review of servicing comments, the foreclosure was initiated and the file xx.
Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated and the file referred to attorney onXX/XX/XX15.  The foreclosure was put on hold due to the borrower xx had filed bankruptcy under Chapter xx and plan was confirmed on XX/XX/XX15.

Bankruptcy Comments:The borrower xx had filed bankruptcy under Chapter xx and plan was confirmed on XX/XX/XX15. The debtor shall pay the total amount of xx to the Trustee, for the period of 60 months. The lender had filed POC on XX/XX/XX15 with the total amount xx and amount of arrearage is xx.	Not Applicable	Affiliated Business Disclosure Right of Rescission Missing Required State Disclosures	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the BPO report, the property is occupied by the owner Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -2 (Days)   Variance %:    Comment: As per the payment history last payment received date isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Variance: -1 (Days)   Variance %:    Comment: As per Note document the note was originated on xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 75%   Variance:    Variance %: 4.95%   Comment: An Appraisal report, Original standard LTV (OLTV) is 80.000%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.940%   Tape Value: 7.000%   Variance:    Variance %: -0.06%   Comment: As per Note document the original stated rate is given as 6.9400%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001122334   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: As per the payment history string as 0000001122334.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 433221100000   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: As per the payment history string reversed as 4332211000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Variance:    Variance %:    Comment: As per Note document property Address street xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX33   Tape Value: 7XX/XX33   Variance: -27 (Days)   Variance %:    Comment: As per the Note document the maturity date will beXX/XX/XX33.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 189   Tape Value: 360   Variance: -171   Variance %: -0.47%   Comment: As per Note document, age of the loan remaining terms 189 months.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1985 Tape Value: 1964 Variance: 21 Variance %: 0.01% Comment: As per Application Year acquired 1985. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XX/XX/XX18, there is an issue with the legal description of the subject mortgage and the vesting deed. The legal description given in the vesting deed through which the subject property was transferred to borrower dated xx is slightly inconsistent with the legal description given in the subject mortgage dated xx. Legal description is inconsistent from vesting deed to mortgage. The mortgage legal shows xx as "xx but deed legal shows as "xx". This can be cured by re-recording the mortgage with correct legal description."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE failed for TILA finance charge test and TILA foreclosure rescission finance charge test."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is  missing in the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Michigan (MI) state. The following state disclosure is missing in the given loan file.
1.Choice of Insurance Agent."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Loan Data:  xx Comparison Data: xx  Variance:  -xx
TILA Foreclosure Rescission Finance Charge Test: Loan Data: xx Comparison Data:  xx Variance: -xx"
																																																																																								* GSE Points and Fees Test Violations (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26081018	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,075.71	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.510%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx. The chain of assignment has been completed. The last assignment was done from xx.
There are no active liens and judgments against the borrower or subject property.
The annual taxes have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is delinquent for 28 months and the next due date is on 5XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XX/XX/XX16. The UPB reflected in the amount of xx. The loan has not been modified since origination. The borrower has been paying as per the original note.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy and the next due date is on 5XX/XX16. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date was XX/XX/XX16. The UPB reflected in the amount of xx. The loan has not been modified since origination. The borrower has been paying as per the original note.
According to the review of loan files and servicing comments, the foreclosure was initiated in 2014. The file was xx, the subject property will be sold to the highest bidder for cash at 10:00 AM. However, the foreclosure was put on hold as xx (borrower/debtor) had filed bankruptcy under chapter xx. The debtor had filed second amended xx plan on XXX/XX16 which was confirmed on XX/XX/XX16. According to the plan, the debtor shall pay xx for 1 to 18 months and then xx for 19 to 60 months. The creditor xx had filed POC onXX/XX/XX15 with a secured claim amount of xx and arrears of xx.
According to the latest BPO report dated XX/XX/XX18, the subject property was owner occupied and in average condition. The As-Is and repaired price quoted by the appraiser is in the amount of xx.
Foreclosure Comments:According to the review of loan files and servicing comments, the foreclosure was initiated in 2014. The file was xx the subject property will be sold to the highest bidder for cash at 10:00 AM. However, the foreclosure was put on hold as xx (borrower/debtor) had filed bankruptcy under xx with the xx.
Bankruptcy Comments:xx (borrower/debtor) filed bankruptcy under chapter xx. The debtor filed proposed xx plan on XXX/XX16 which was confirmed on XX/XX/XX16. According to the plan, the debtor shall pay xx for months 1 to 18, then xx for months 19 to 60. The creditor xxhad filed POC onXX/XX/XX15 with a secured claim amount of xx and arrears of xx.	Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Credit Application Origination Appraisal	Field: Current Bankruptcy Case Number Loan Value: xx |---| |----| Comment:xx (borrower/debtor) had filed bankruptcy under chapter xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: According to the latest BPO report, the Current Occupancy is Owner.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 43%   Variance:    Variance %: 56.90%   Comment: Appraisal report is missing from the loan file. So, Loan amount is considered as appraisal value.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 257   Tape Value: 360   Variance: -103   Variance %: -0.29%   Comment: Stated remaining months are 257.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2002 Tape Value: 1954 Variance: 48 Variance %: 0.02% Comment: As per the updated title report, the property was acquired by the borrower in 2002. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 to XX/XX/XX18. However, we required latest 24 months servicing comments. The servicing comments are missing from 1XXX/XX16 toXX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral for this claim is xx. Did not see comments indicating a cram down."
* Lost Note Affidavit (Lvl 3) "The lost note affidavit has been found in the loan file located at “xx”, which states that the original note has been misplaced or destroyed. However, the duplicate copy of note is available in the loan file."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following state disclosures are missing from the loan file.
1. Title Insurance Disclosure
2. Radon Gas Disclosure
3. Insurance Sales Disclosure"
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69061033	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,096.68	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.974%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/xx18, the mortgage was originated xx.
The chain of assignment has been completed. The latest assignment is with xx.
There is a HOA lien against the property in the favor xx, in the total amount of xx which was recorded onXX/XX/XX07.
The county 1st and 2nd installments taxes in 2018-2019 are due on XX/XX/xx18 in the amount of xx and onXX/XX/XX19 in the amount of xx.
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 5 months and the next due date for the payment is 5XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the payment history is xx.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 5XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 4XX/XX18. The current UPB reflected in the payment history is xx.
Recent comments do not validate any reason for default.
The loan has not been modified since origination.
No evidence has been found regarding the foreclosure in the comments.
The borrower xx had filed the bankruptcy under chapter-xx. The plan was confirmed on 1XXX/XX15. Under First Amended xx plan, the debtor shall pay to the trustee the sum of xxx0 for the 1st through 12th months and then xx for the 13th through 60th months. The motion for relief was filed on 5XX/XX18. The date of the last filing of bankruptcy was XX/XX/XX18.
The comments do not show any occupancy information.
According to the BPO dated XX/XX/XX18 located at (xx), the subject property is owner-occupied and Its ‘As-is-Price is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under chapter-xx. The plan was confirmed on 1XXX/XX15. Under First Amended xx plan, the debtor shall pay to the trustee the sum of xxx0 for the 1st through 12th months and then xx for the 13th through 60th months. The motion for relief was filed on 5XX/XX18. The date of the last filing of bankruptcy was XX/XX/XX18.	Not Applicable	Loan Program Info Disclosure Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures Right of Rescission	Field: Borrower #1 Middle Name Loan Value: Not Applicable Tape Value: C |---| |----| Comment: According to the Note, there is no middle name of the borrower#1. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx Variance:    Variance %:    Comment: The current bankruptcy case # is xx.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: Current occupancy is owner.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Does lender G/L Require MI is not applicable.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -38 (Days)   Variance %:    Comment: Last payment received date is XX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 39%   Variance:    Variance %: 41.13%   Comment: Original standard LTV is 80.00%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: Payment history string is 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: Tuolumne   Tape Value: STANISLAUS   Variance:    Variance %:    Comment: Property county is Tuolumne.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 125   Tape Value: 360   Variance: -235   Variance %: -0.65%   Comment: Stated remaining term is 125   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1993 Tape Value: 1992 Variance: 1 Variance %: 0.00% Comment: Year Acquired is 1993 Tape Source: Initial Tape Type:	B	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct. disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property has been located in CA State. The below State disclosures are missing from the loan file:
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Hazard Insurance Disclosure.
5. Insurer RecommendationDisclosure.
6. Anti-Tying Disclosure.
7. Privacy Notice.
8. Notice of Right to Copy of Appraisal.
9. Application for Credit-Married Persons.
10. Fair Debt Collection Notice.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "XXX risk indicator is elevated as the loan had failed for GSE points and fees."
* Settlement date is different from note date (Lvl 2)     "According to the HUD-1, the settlement date was xx; however, the loan origination date was xx ."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28044798	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$12,514.58	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	1.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	22.839%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender XXXX as nominee For xx in the amount of xx which was recorded on xx.
The chain of assignment has been completed. Currently, the assignment is from xx which was recorded xx.
There are no active judgments or liens found.
The combined first and second installment taxes for the year 2017-2018 have been paid in the amount of xx. The combined first installment taxes for the year 2018-2019 have been due in the amount of xx which will due for XX/XX/xx18 and the second installment taxes are due in the amount of xx which will due for XX/XX/XX19.
No prior years of delinquent taxes found.
The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 21 months and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX16. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX16. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
Unable to determine the reason for default.
The loan has been modified since origination.
The foreclosure was initiated and referred to an attorney. According to Notice of Trustee’s sale attached with the updated title report xx the sale has been scheduled for  xx However, the borrower Poria Asaad had filed bankruptcy under xx with the xx on XX/XX/XX16 and foreclosure put on hold. According to the comment dated XX/XX/XX17, the sale available sale date is xx. But, the sale was canceled due to active Bk.
The borrower xx had filed bankruptcy under xx with the xx on XX/XX/XX16. The plan was confirmed on XX/XX/XX17. The POC was filed on XX/XX/XX16 with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX/XX/XX17, the debtor shall pay the trustee xx monthly for 11 months and after the 11 months increase the monthly payment to xx for 49 months for a total period of 60 months. Schedule-D in Voluntary petition shows the claim amount xx. The value of collateral that supports this claim is xx. Hence, the unsecured portion is xxccording to the BPO report dated XX/XX/XX18, the subject property is owner-occupied and average in condition.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney. According to Notice of Trustee’s sale attached with the updated title report xx the sale has been scheduled for xx. However, the borrower xx had filed bankruptcy under xx with the xx on XX/XX/XX16 and foreclosure put on hold. According to the comment dated XX/XX/XX17, the sale available sale date is xx. But, the sale was canceled due to active Bk.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the xx on XX/XX/XX16. The plan was confirmed on XX/XX/XX17. The POC was filed on XX/XX/XX16 with the secured claim amount of xx and the arrearage is xx. According to the Amended xx plan dated XX/XX/XX17, the debtor shall pay the trustee xx monthly for 11 months and after the 11 months increase the monthly payment to xx for 49 months for a total period of 60 months. Schedule-D in Voluntary petition shows the claim amount xx. The value of collateral that supports this claim is xx. Hence, the unsecured portion is xxxx4.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Final Truth in Lending Discl. Loan Program Info Disclosure	Field: ARM Index Margin Percent Loan Value: 3.1% Tape Value: 3.1% |---| |----| -0.01% Comment: The Note reflects the ARM Index Margin Percent as 3.075% Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per BPO report, the current occupancy is Owner-occupied.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX18   Tape Value: 9XX/XX18   Variance: -31 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as 1XXX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 75%   Tape Value: 59%   Variance:    Variance %: 16.41%   Comment: As per the appraisal report, appraisal value is xx,000 the original balance is xx. Hence, the original standard LTV (OLTV) is showing 76.667%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 4444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: The payment reflects in the Payment History String as 4444444444.   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: The note reflects periodic Pay Adjustment cap 1.00%   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: As per note Rate Adjustment Subsequent Cap Percent 1.00%   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 350   Tape Value: 480   Variance: -130   Variance %: -0.27%   Comment: The note reflects stated remaining term arev 350 months.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1947 Variance: Variance %: Comment: In the purchase case Year acquired in not required. Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "According to comment dated XX/XX/XX16, the litigation issue was observed and the file is placed on hold. According to comment dated XX/XX/XX17, the account is in litigation. Unable to determine the issue of litigation or whether it is resolved or not."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows the claim amount is xx. The value of collateral that supports this claim is xx. Hence, the unsecured portion is xxxx4."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA APR test.
The annual percentage rate (APR) is 3.154%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
The loan data is 0.000% and comparison data is 3.154%; hence, the variance is -3.154%."
* Settlement date is different from note date (Lvl 2)     "As per Note, note date is xx. However, final HUD-1 shows the settlement date is XX/XX/XX05 which is different from the note date."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of xx The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "The list of Service providers is missing from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value since supportive documents are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7616813	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,086.36	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx 5 in favor of xx
The chain of the assignment has been completed. The latest assignment is with xx which was recorded on XXX/XX17.
There is a civil Judgment in the amount of xx which was recorded onXX/XX/XX15 in favor of xx USA NA.
The annual installment Town tax of the year 2018 has been paid in the amount of xxx1 onXX/XX/XX18.
The annual installment county tax of the year 2018 has been paid in the amount of xx onXX/XX/XX18.
The annual installment school tax of the year 20XX/XX has been paid in the amount of xx onXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the payment history as of 1XXX/XX18, the borrower is current with the loan. The last payment was received on 1XXX/XX18, the payment applied date wasXX/XX/XX19 and the next due date for payment isXX/XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in the bankruptcy and the borrower is current with the loan. The last payment was received on 1XXX/XX18, the payment applied date wasXX/XX/XX19 and the next due date for payment isXX/XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments as per the note. The loan has never been modified since origination.
The borrower xx had filed the bankruptcy under xx with the xx onXX/XX/XX16. The plan was confirmed on XX/XX/XX16. The date of the last filing is 1XXX/XX17. As per xx plan debtor shall pay the trustee for the period of 60 months in the amount of xx. The POC was filed onXX/XX/XX16 with the secure claim amount of xx and an arrearage is in the amount of xx.
The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower xx had filed the bankruptcy under xx with the xx on xx.
As per the latest BPO report dated XX/XX/XX18 the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower xx had filed the bankruptcy under xx with the xx on xx
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX16. The date of the last filing is 1XXX/XX17. As per xx plan debtor shall pay the trustee for the period of 60 months in the amount of xx. The POC was filed onXX/XX/XX16 with the secure claim amount of xx and an arrearage is in the amount of xx.	Not Applicable	Initial Escrow Acct Disclosure Credit Application Affiliated Business Disclosure HUD-1 Closing Statement Notice of Servicing Transfer Right of Rescission	Field: Borrower #2 Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per note, borrower #2 last name is xx Tape Source: Initial Tape Type:
Field: Current Bankruptcy Case Number   Loan Value : xx  Tape Value: xx  Variance:    Variance %:    Comment: As per tape data current bankruptcy case number is xx however according to collection comment it is xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data does lender G/L require MI is no however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX18   Tape Value:XX/XX/XX18   Variance: -31 (Days)   Variance %:    Comment: As per tape data last payment received date isXX/XX/XX18 however according to collection comment it is XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 63%   Tape Value: 20%   Variance:    Variance %: 42.03%   Comment: As per tape data original standard LTV (OLTV) is 20.469% however according to collection comment it is 62.500%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0M00M00M0M00   Tape Value: XXXxx9999999999CCCCCCCCC   Variance:    Variance %:    Comment: As per tape data payment history string is 0M00M00M0M00&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 00M0M00M00M0   Tape Value: CCCCCCCCC9999999999XXXXX   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 0M00M00M0M00&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX25   Tape Value: 6XX/XX25   Variance: -14 (Days)   Variance %:    Comment: As per tape data stated maturity date is 6XX/XX25 however according to collection comment it isXX/XX/XX25.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term Loan Value: 78 Tape Value: 360 Variance: -282 Variance %: -0.78% Comment: As per tape data stated remaining term is 360 however according to collection comment it is 78.&#xxD; Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "Comment history is availanble fromXX/XX/XX17 to XX/XX/XX18. However, we require latest 24 months comment history. The comment history is missing from 1XXX/XX16 toXX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement and itemization of fees are missing from the loan file."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of Rescission is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53787838	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$4,328.11	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	34.059%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated XX/XX/xx18, the subject mortgage is in the second lien position with Lender as xx.
The chain of assignment is compete, the current assignee is xx recorded on XX/XX/xx17.
Active judgments and liens;
There is a water sewer lien with a certificate of Sale (Cert # xx) on the subject property. The lien has been recorded on XX/XX/xx14 in the amount of xx in favor of xx. However as per the tax collector notes the lien has been redeemed on XX/XX/xx06, Unable to confirm if the lien has been redeemed as the Date XX/XX/xx06  mentioned is not valid or a typo error hence not be considered.
There is Credit Card judgment recorded on XX/XX/XX15 in the amount of xx and in the favor of xx.
Taxes
2018 4th installment tax is Delinquent in the amount of xx, 2019 1st and 2nd installments are due in the amount of xx respectively.
Recent 12 months payment history is not available. As per the available payment history, the current UPB is xx, The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX18, The loan is next due for XX/XX/XX18.Currently the borrower is 6 months behind his regular payments.	Collections Comments:As per the collection comments, The loan is current in active bankruptcy and plan has been confirmed. Foreclosure has been referred to attorney on xx and complaint has been filed on xx and judgment has been entered on xx.
Borrower filed xx bankruptcy on XX/XX/XX16 with xx and the plan has been confirmed on XX/XX/XX16. The motion for relief has been filed on XX/XX/XX18. The plan dated XX/XX/XX16 has been confirmed. borrower shall pay monthly xx outside plan for the arrears amount of xx.As per the POC document dated XX/XX/XX17 the secured claim amount is xx and Amount of arrears is xx. As per the Pacer search for POC deadlines, The POC deadline due date was set for XX/XX/XX16, however the POC has been filed by the lender on XX/XX/XX17, hence the POC bar date has been passed.
As per the available payment history, the current UPB is xx, The last payment has been received on XX/XX/XX18 in the amount of xx, which has been applied for the due date of XX/XX/XX18, The loan is next due for XX/XX/XX18.Currently the borrower is 6 months behind his regular payments.
As per BPO dated XX/XX/XX18 the subject property condition is good and no repairs are needed.
Foreclosure Comments:Foreclosure has been referred to attorney onxx and complaint has been filed on xx and judgment has been entered on xx. Borrower has filed bankruptcy on XX/XX/XX16 and plan has been confirmed and hence FC is on hold.
Bankruptcy Comments:Borrower filed xx bankruptcy on XX/XX/XX16 with xx and the plan has been confirmed on XX/XX/XX16. The motion for relief has been filed on XX/XX/XX18. The plan dated XX/XX/XX16 has been confirmed. borrower shall pay monthly xx outside plan for the arrears amount of xx.As per the POC document dated XX/XX/XX17 the secured claim amount is xx and Amount of arrears is xx. As per the POC deadlines The POC deadline due date was XX/XX/XX16, however the POC has been filed by the lender on XX/XX/XX17.	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer Affiliated Business Disclosure Missing POC	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: Per note the name is xx Tape Source: Initial Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: BK # is xx   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: The property is owner occupied.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX18   Tape Value:XX/XX/XX18   Variance: -22 (Days)   Variance %:    Comment: The last payment has been received on XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 36%   Variance:    Variance %: 64.30%   Comment: The LTV is 100.00%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 139   Tape Value: 360   Variance: -221   Variance %: -0.61%   Comment: The stated remain term is 139 months.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1978 Variance: Variance %: Comment: It is a Purchase Transaction. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per updated title report dated XX/XX/XX18 the subject mortgage is in the second lien position, as there is water sewer lien with a certificate of sale in the amount of xx recorded on XX/XX/XX14."
* POC Deadline is coming soon (Lvl 4)     "As per the Pacer search for POC deadlines, The POC deadline due date was set for XX/XX/XX16, however the POC has been filed by the lender on XX/XX/XX17, hence the POC bar date has been passed."
* Title Review shows major title concern (Lvl 4)     "There is a water sewer lien with a certificate of Sale (Cert # xx) on the subject property. The lien has been recorded on XX/XX/XX14 in the amount of xx in favor of xx. However as per the tax collector notes the lien has been redeemed on XX/XX/XX06, Unable to confirm if the lien has been redeemed as the Date XX/XX/XX06  mentioned is not valid or a typo error hence cannot be considered.
The subject mortgage is located State of xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens.
As a cure the above lien need to be paid off with other added charges."	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX17 till XX/XX/XX18, we require recent 24 months of collection comments, missing the collection comments from XX/XX/XX16 till XX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "The following state regulations are missing in the loan files,Delivery Fee Authorization,NJ Attorney Disclosure,Unacceptability of Insurance Notice,Attorney Disclosure II,Unacceptability of Insurance Notice,Attorney Disclosure II,Tax Bill Information,Private Well Testing,Choice of Insurer Disclosure,Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial Account disclosure is missing in the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer document is missing in the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing in the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing in the loan files."
* Water/Sewer Taxes (Lvl 2)     "As per the updated title report there is a Delinquent Utility charges in the amount of xx for the due date of XX/XX/XX18."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "ThisXXX prohibited fees test."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test.
																																																																																								The loan does charge fee(s) not provided for in this act, which is prohibited.A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2) discount points which may be labeled as an origination fee."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73021403	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$751.43	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.220%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	30.236%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$59,626.17	Not Applicable	8.220%	xx	XX/XX/XX13	Financial Hardship	The updated title report dated XX/XX/xx18 shows, that subject mortgage was originated on xx and recoded on xx in the amount of xx with xx
The chain of assignment has been completed. Currently, the mortgage assignment is with xx
No active judgments or liens have been found.
The 2018 Combined annual taxes are due onXX/XX/xx19 in the amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 8.220%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX12.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX17. The current P&I is xx and rate of interest is 8.220%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX12.
According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the xx on xx. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on 9XX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. Amended plan (xx was filed onXX/XX/XX16, which states that arrearage was included in the plan for the amount xx and regular mortgage payment shall pay in the amount of xx monthly for 6 months and then xx monthly from 7-60 months. This plan was confirmed (xx on 7XX/XX16, which states that subject regular mortgage claim was allowed in the amount of xx which shall be paid through the bankruptcy.
The foreclosure was initiated and referred to an attorney which was completed on xx. The complaint was filed on xx and judgment was entered on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the xx on xx.
According to collection comment, no damages or repairs have been found.
According latest exterior BPO report dated XX/XX/XX18, the subject property was occupied by owner and the property was in average condition. No damages and estimated repairs have been noted.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney which was completed on xx. The complaint was filed on xx  and lies pendens was filed on same day. Judgment was entered on xx. However, the foreclosure was put on hold as the borrower filed bankruptcy under xx with the xx on xx. No further details have been found. Currently, loan is in active bankruptcy.
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the xx on xx. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on 9XX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. Amended plan (xx was filed onXX/XX/XX16, which states that arrearage was included in the plan for the amount xx and regular mortgage payment shall pay in the amount of xx monthly for 6 months and then xx monthly from 7-60 months. This plan was confirmed (xx on 7XX/XX16, which states that subject regular mortgage claim was allowed in the amount of xx which shall be paid through the bankruptcy.	According to the modification, the loan was modified on 1XXX/XX12 between the borrower xx and xx
 The new modified principal balance as per modification is in the amount of xx with interest rate starting at 8.220 % and the borrower promises to pay P&I in the amount of xx beginning from XXX/XX13. The maturity date as per modification is 7XX/XX31. This loan was modified once.
Right of Rescission Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures Missing Required Disclosures	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: Current bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: Current accupancy asper the appraisal is owner.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -32 (Days)   Variance %:    Comment: Last payment received date as per the payment history is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 41%   Variance:    Variance %: 38.78%   Comment: Original standard LTV(OLTV) is 79.875%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.220%   Tape Value: 8.000%   Variance:    Variance %: 0.22%   Comment: Origional stated rate as per the note is 8.22%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444321444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: Payment history string as per the payment history is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444123444444   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: Property address street as per the note is xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 164   Tape Value: 223   Variance: -59   Variance %: -0.26%   Comment: Stated remaining term as per the note is 164.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1995 Tape Value: 1951 Variance: 44 Variance %: 0.02% Comment: Year acquired asper the application is 1995. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the xx on xx. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 to XX/XX/XX18 which are incomplete as we required for recent 24 months. Collection comments are missing from 1XXX/XXx16 toXX/XX/XX17."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Describe the BK payment plan (Lvl 2)     "According to the PACER, the xx (borrower) had filed for bankruptcy under xx with the xx onXX/XX/XX15. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. POC was filed by xx on 9XX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. Amended plan (xx was filed onXX/XX/XX16, which states that arrearage was included in the plan for the amount xx and regular mortgage payment shall pay in the amount of xx monthly for 6 months and then xx monthly from 7-60 months. This plan was confirmed (xx on 7XX/XX16, which states that subject regular mortgage claim was allowed in the amount of xx which shall be paid through the bankruptcy."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
As loan data is  xx and Comparison data is xx  with a variance of +xx"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan Data:xx Comparison Data:xx Variance:-xx
This loan failed the TILA foreclosure rescission finance charge test. Loan Data:xx Comparison Data:xx Variance:-xx"
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in xx state.
The following Disclosuresare missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33309780	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,197.10	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	48.705%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with the lender xx in the amount of xx which was recorded on xx.
The chain of assignment has been completed. Currently, the assignment is from xx, recorded on XX/XX/XX17.
There is one junior mortgage against the property in the favor of XXXX as nominee for xx in the amount of xx which was recorded on XX/XX/XX07.
There is a Notice of judgment lien against the real estate in the favor of xx for the amount of xx which was recorded on XX/XX/xx09.
The supportive document attached with the updated title at xxstates that the lien has been filed in the county clerk’s office and will act as a lien upon all real estate in that county (xx). However, the document does not contain the subject property address.
The combined annual taxes for the year 2018 have been due in the amount of xx which will due for XX/XX/xx18.
No prior years of delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 the borrower is currently delinquent for 7 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
The loan has not been modified since origination.
According to Lis-pendens attached with Updated title report xx The complaint was filed on XX/XX/XX10 with the xx.
The foreclosure was initiated and referred to an attorney on xx. However, the borrower xx had filed bankruptcy under xx with the xx on xx and foreclosure put on hold. According to comment dated XX/XX/XX16, the projected sale has been scheduled for xx. No further details are available.
The borrower xx had filed bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX16 with the secured claim amount of xx and the arrearage is xx. Voluntary petition Schedule-D shows unsecured portion is in the amount of xx out of claim amount xxhe value of collateral support this claim is xx. According to the xx plan dated XX/XX/XX15, the debtor shall pay the trustee xx each month until the end of the plan. According to the Modified xx plan dated XX/XX/XX16, the debtors will add xx to the 55th plan payments since it will not exceed the 60 month time period.
According to BPO report dated XX/XX/XX18, the subject property is owner-occupied and average in condition.

Foreclosure Comments:According to Lis-pendens attached with Updated title report xx The complaint was filed on xx with the xx.
The foreclosure was initiated and referred to an attorney on xx. However, the borrower xx had filed bankruptcy under xx with the xx on xx and foreclosure put on hold. According to comment dated XX/XX/XX16, the projected sale has been scheduled forxx. No further details are available.

Bankruptcy Comments:
The borrower xx had filed bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX16 with the secured claim amount of xx and the arrearage is xx. Voluntary petition Schedule-D shows unsecured portion is in the amount of xx out of claim amount xxhe value of collateral support this claim is xx. According to the xx plan dated XX/XX/XX15, the debtor shall pay the trustee xx each month until the end of the plan. According to the Modified xx plan dated XX/XX/XX16, the debtors will add xx to the 55th plan payments since it will not exceed the 60 month time period.

Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per BPO report dated the occupancy of the subject property is owner-occupied. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -31 (Days)   Variance %:    Comment: As per Payment history the last payment received date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 86%   Variance:    Variance %: 14.32%   Comment: The original LTV is 100.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: The payment history string is 44444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: The payment history reversed string is 4444444444.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 56   Tape Value: 225   Variance: -169   Variance %: -0.75%   Comment: As per Note, the stated remainig terms are 56.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2002 Tape Value: 2000 Variance: 2 Variance %: 0.00% Comment: As per Application, the year acquired is 2002. Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "According to updated title report dated XX/XX/XX18, there is an Notice of judgment lien against the real estate in the favor of xx for the amount of xx which was recorded on XX/XX/XX09.
The supportive document attached with the updated title at xxstates that the lien has been filed in the county clerk’s office and will act as a lien upon all real estate in that county (XXXX County). However, the document does not contain the subject property address."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports this claim is xx"	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Kentucky State. The following required state disclosures are missing from the loan file.
1.Insurance Sales
2.Fair Housing Notice
3.Homeownership Protection Center Disclosures
4.Notice of Free Choice of Agent or Insurer
5.VA Application Disclosure
6.Choice of Settlement Agent Disclosure
7.Disclosure of Charges For Appraisal or Valuation
8.Copy of Appraisal or Statement of Appraised Value
9.Affiliated Business Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56557261	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$727.00	4/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$83,743.19	Not Applicable	7.750%	xx	XX/XX/XX12	Financial Hardship	According to the review of the updated title report dated XX/XX/xx18, the subject mortgage was originated on xx with lender xx and it was recorded on xx. The chain of the assignment has been completed. The latest assignment of mortgage is with xx which was recorded on xx. No judgment and liens were open against the borrower. The 2018 Combined annual taxes are due on XX/XX/xx18 in the cumulative amount of xx. No prior years delinquent taxes have been found.	According to a review of the payment history as of XX/XX/XX18, the borrower is performing with the loan and the next due date for payment is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX12.	Collections Comments:The borrower is performing with the loan and is next due for XX/XX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified thrice since origination. The loan was previously modified on XX/XX/XX08 and XX/XX/XX10 respectively. As per the latest modification agreement which was made on XX/XX/XX12. The borrower promises to make a monthly payment of xx, beginning from XX/XX/XX12 till the maturity date XX/XX/XX42.  The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx.
The foreclosure was initiated. As per the lis pendens document located at "xx",  the complaint was filed by the xx on xx with the foreclosure case #xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with xx on xx.
According to the PACER, the borrower “xx” had filed bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX16. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first two months in the amount of xx and the remaining 58 months in the amount of xx for the total amount of xx to the trustee. The POC was filed on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx.
As the per BPO report inspected on XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. There was an estimated cost of repair on the subject property has been found in the amount of xx. However, no further detail related to damage or repair has been found.

Foreclosure Comments:The foreclosure was initiated. As per the lis pendens document located at "xx",  the complaint was filed by the xx on xx with the foreclosure xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with xx on xx.
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX16. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the period of 60 months. The first two months in the amount of xx and the remaining 58 months in the amount of xx for the total amount of xx to the trustee. The POC was filed on XX/XX/XX16 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy is XX/XX/XX17.

The Loan modification agreement was made on XX/XX/XX12, between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx, beginning from XX/XX/XX12 till the maturity date XX/XX/XX42. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified thrice since origination. The loan was previously modified on XX/XX/XX08 and XX/XX/XX10 respectively.	Loan Program Info Disclosure Initial Escrow Acct Disclosure Credit Application Document Showing a Index Numerical Value Missing Required State Disclosures	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the BPO report, the current occupancy is owner; however, tape data reflects with Tenant. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI certificate.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -32 (Days)   Variance %:    Comment: The payment history reflects the Last Payment Received Date as XX/XX/XX18; however, tape data reflects with XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 74%   Variance:    Variance %: 5.86%   Comment: As per Appraisal report LTV reflects as 80.00%; however, tape data reflects with 74.137%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.875%   Tape Value: 7.000%   Variance:    Variance %: 1.88%   Comment: The Note reflects the Original Stated Rate as 8.7500%; however, tape data reflects with 7.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 221110000000   Tape Value: xx99999999999996633CCCCC   Variance:    Variance %:    Comment: The Payment reflects the Payment History String is 221110000000; however, tape data reflects with xx9999999996633CCCCCC.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000011122   Tape Value: CCCCC336699999999999999X   Variance:    Variance %:    Comment: The Payment History String reversed is 000000011122; however, tape data reflects with CCCCC3366999999999999999X.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 289   Tape Value: 366   Variance: -77   Variance %: -0.21%   Comment: As per Note stated reaming term as 289; however, tape data reflects with 366.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1983 Variance: Variance %: Comment: Final application was missing from the loan file so year acquired is not applicable. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on XX/XX/XX16, shows that the amount of claim without deducting the value of the collateral as xx,xx and value of the collateral asxx, however, the unsecured portion is xx. There is no comment found regarding a cram down."	* Loan program disclosure missing or unexecuted (Lvl 2) "The Loan program disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the BPO report inspected on XX/XX/XX18, there was an estimated cost of repair on the subject property has been found in the amount of xx. However, no further detail related to damage or repair has been found."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The final applicatiXX/XX03 is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Operative index value is unable to determine from the available loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in the Oklahoma (OK) state. The below Required State disclosures are missing in the given loan files.
1] OK Title protection notice.
2] Insurance Disclosure.
3] NSF Fee Disclosure.
4] Over-the-limit fees.
5] Notice of Rights to Obtain a Security Freeze."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,500.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69339471	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,192.66	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	45.168%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the mortgage was originated on xx with xx, which was recorded on xx in the amount of xx
The chain of assignment has been completed. The current assignment is from xx, which was recorded on xx.

Active liens and judgments are as follows:
There is a civil judgment against xx in the favor of XXXX in the amount of xx which was recorded onXX/XX/xx12.
There is a civil judgment against xx in the favor of xx, in the amount of xx which was recorded on XX/XX/xx14.
There is a civil judgment against xx in the favor of xx, in the amount of xx which was recorded onXX/XX/XX16.
There is a civil judgment in the favor of xx, in the amount of xx which was recorded on XXX/XX16.
The Annual Combined taxes in 2018 have been paid in the amount of xx. No prior year’s delinquent taxes have been found.
According to the payment history as of 1XXX/XX18, the borrower is current with the loan and the next due date for payment is 1XXX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx.	Collections Comments:According to the servicing comments, the present status of the loan is in performing and the next due date for payment is 1XXX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied for 9XX/XX18. The current UPB reflected as per the payment history is in the amount of xx.
Recent comments do not validate any reason for default.
The loan has not been modified since origination.
No evidence has been found regarding the foreclosure in the comments.
The borrower xx had filed the bankruptcy under xx with the xx on xx. The plan was confirmed on 8XX/XX15. The motion for relief was filed on 8XX/XX16. The case was discharged on XX/XX/XX18 and was terminated on XX/XX/XX18.
The comments do not show any occupancy information.
According to the BPO dated XX/XX/XX18 located at (xx), the subject property is Tenant occupied and Its ‘As-is-Price is xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed the bankruptcy under xx with the xx on xx. The plan was confirmed on 8XX/XX15. The motion for relief was filed on 8XX/XX16. The case was discharged on XX/XX/XX18 and was terminated on XX/XX/XX18.	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Current Legal Status Loan Value: Performing Tape Value: Bankruptcy |---| |----| Comment: As per review of the loan current legal status is Performing; however, the tape reflects it as bankruptcy. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX18   Tape Value:XX/XX/XX18   Variance: -34 (Days)   Variance %:    Comment: The last payment was received on 1XXX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 16%   Variance:    Variance %: 57.18%   Comment: As per appraisal report OLTV is 73.562%; however tape reflects 16.382%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: xx9999999999996363C33CCC   Variance:    Variance %:    Comment: As per payment history string is 000000000000; however tape reflects CCC33C529999999999999. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: CCC33C36399999999999999X   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000; however tape reflects CCC33C529999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Place   Tape Value: xx   Variance:    Variance %:    Comment: As per note property address is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 136   Tape Value: 360   Variance: -224   Variance %: -0.62%   Comment: As per note stated remaining term months are 360; however tape reflects 136.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1987 Variance: Variance %: Comment: The purpose of transaction is Purchase. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The entire legal description is missing from the Final TPOL.
It can be cured by adding an addendum to the FInal TPOL with the legal description."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property has been located in NC State. The following State disclosures are missing from the loan file:
1. Amortization Schedule Disclosure.
2. Credit Property Insurance Disclosure.
3. Fee Agreement.
4. Priority of Security Instrument Disclosure.
5. Attorney Selection Disclosure."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33666917	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,664.36	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Yes	xx	Not Applicable	xx	12.490%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$107,477.32	Not Applicable	7.000%	xx	XX/XX/XX17	Financial Hardship	According to the updated title report dated XX/XX/xx18, the mortgage was originated on xx with lender xx, which was recorded onxx.
The chain of the assignment has not been completed. Currently, the assignment of mortgage is with xx, which was recorded on xx. However, there is break in assignment from 'xx' into 'xx'.
Two Civil Judgment against the borrower xx in the favor of xx, in the total amount of xx, which were recorded on XX/XX/XX12 and XX/XX/XX13 respectively.
The Annual Combined taxes in 2018 have been paid in the amount of xx. No prior years delinquent taxes have been found.

According to the payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected as per the latest payment history is in the amount of xx. The borrower has been making the payment as per the modification agreement datedXX/XX/XX18.	Collections Comments:According to the servicing comments, the present status of the loan is in performing and the next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected as per the latest payment history is in the amount of xx. The borrower has been making the payment as per the modification agreement datedXX/XX/XX18.
Recent comments do not validate any reason for default.
The loan had been modified onXX/XX/XX18. The unpaid principal balance was xx with the interest rate 7.00%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX17. The maturity date will be on 6XX/XX36.
The foreclosure process was initiated in 2014 and the file was referred to an attorney on xx. The complaint was filed on xx. However, it was put on hold due to the loss mitigation.
As per the review of PACER report, the borrower xx had filed the bankruptcy under xx with xx on xx. The reaffirmation agreement datedXX/XX/XX06 has been found. The case was discharged on XX/XX/XX06 and was terminated on XX/XX/XX06.
The comments do not show any occupancy information.
According to the BPO dated XX/XX/XX18 located at (xx), the subject property is owner-occupied and Its ‘As-is-Price is xx.

Foreclosure Comments:The foreclosure process was initiated in 2014 and the file was referred to an attorney on xx. The complaint was filed on xx. However, it was put on hold due to the loss mitigation.
Bankruptcy Comments:As per the review of PACER report, the borrower xx had filed the bankruptcy under xx with xx on xx The reaffirmation agreement datedXX/XX/XX06 has been found. The case was discharged on XX/XX/XX06 and was terminated on XX/XX/XX06.	This modification agreement was signed between the borrower xx and the lender xx on xx.
The unpaid principal balance was xx with the interest rate of 7.00%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX17. The maturity date will be on 6XX/XX36.
Affiliated Business Disclosure Credit Application Notice of Servicing Transfer Final Truth in Lending Discl. Initial Escrow Acct Disclosure Right of Rescission Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the PACER report Bankruptcy origination is Yes. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX18   Tape Value: 9XX/XX17   Variance: -137 (Days)   Variance %:    Comment: According to the Modification last origination date asXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender does not require MI.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 93%   Tape Value: 80%   Variance:    Variance %: 13.56%   Comment: Appraisal report is missing from the loan file so original LTV reflect as 100.00%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000004444444   Tape Value: XFFFFFFFFFFFFFFFFCCCCCCC   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444400000   Tape Value: CCCCCCCFFFFFFFFFFFFFFFFX   Variance:    Variance %:    Comment: The Payment reflects the Payment History Reversed String as 444400000000.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 212   Tape Value: 225   Variance: -13   Variance %: -0.06%   Comment: As per Note stated remaining term as 212.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Unavailable Tape Value: 1972 Variance: Variance %: Comment: Final 1003 is missing from the loan file so year acquired is unavailable. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The meets and bounds mentioned in the legal description of a Mortgage, which was recorded on xx with instrument xx and Final title policy datedXX/XX/XX01 do not match with the meets and bounds mentioned in the legal description of a Warranty Deed, which was recorded on xx with Book/page xx.
It can be cured by re-recording the mortgage and adding an addendum to the final title policy of correct legal description."	* GSE Points and Fees Test Violations (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed TILA APR Test. Loan Data : 0.0000%, Comparison Data: 13.224% and Variance: -13.224%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 13.224%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Title shows an assignment chain break (Lvl 2)     "The chain of the assignment has not been completed. Currently, the assignment of mortgage is with xx, which was recorded on XX/XX/XX17. However, there is break in assignment from 'xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as this loan failed the TILA APR test and GSE points and Fees test."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in xx State. The below required State disclosures are missing from the loan file:
1] NY Consumer Credit Disclosure / Fair Credit Reporting Notice.
2] NY Interest Rate Disclosure.
3] NY Hazard Insurance  Disclosure.
4] Tax Escrow Account Designation.
5] Part 80 Disclosure.
6] Alternative Mortgage Transaction Disclosures.
7] Co-Signer Notice Requirements.
8] Default Warning Notice.
9] Smoke Alarm Affidavit.
																																																																																								10] New York Real Property Escrow Account Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96824793	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,211.04	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.643%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the updated title report dated XX/XX/xx18 the subject mortgage was originated and recorded on xx with lender xx
The chain of assignment has been completed, currently the assignment is with xx.
There is one civil judgment recorded on XX/XX/XX12 in the amount of xx in the favor of xx.
The 2018 combined annual taxes are paid in the amount of xx. No prior delinquency has been found.

According to the payment history as of dated XX/XX/XX18 the borrower is delinquent for 9 months.The last payment was received on XX/XX/XX18 in the amount of xxx(PITI).The next due date is XXX/XX18.The monthly P&I is in the amount of xx with the interest rate of 6.875%.The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.	Collections Comments:The current status of loan is in active bankruptcy. The process of foreclosure has been initiated, the file was referred to an attorney. No further comments regarding the foreclosure has been found due to active bankruptcy.
The loan has not been modified since the origination.
According to the payment history as of dated XX/XX/XX18 the borrower is delinquent for 9 months. The last payment was received on XX/XX/XX18 in the amount of xxx(PITI).The next due date is XXX/XX18.The monthly P&I is in the amount of xx with the interest rate of 6.875%.The UPB is reflected in payment history is in the amount of xx.The borrower has made last payment as per the original note.
The borrower xx had filed bankruptcy under xx plan with xx and the plan was confirmed on XX/XX/XX16.
The xx plan was filed on xx as per plan the debtor suppose to pay the trustee the amount of xx per month for 60 months.
The POC was filed on XX/XX/XX16 with secure amount of xx and the arrearage amount is xx.
As per the BPO report dated XX/XX/XX18 the subject property is owner occupied and is in average condition. The As Is Price is xx. No comments regarding the repair or damage has been found.

Foreclosure Comments:As per review of collection comments dated from xx to xx, reveal that the notice of lis pendens, the foreclosure was initiated into the subject property with the case # xx filing the complaint by attorney on xx; which was referred to the attorney as same. The judgment was entered on xx. The sale date has been scheduled on xx. The foreclosure was put on hold due to bankruptcy filed by the borrower on xx.
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx plan with xx and the plan was confirmed on XX/XX/XX16.
The xx plan was filed on XX/XX/XX15 as per plan the debtor suppose to pay the trustee the amount of xx per month for 60 months.
The POC was filed on XX/XX/XX16 with secure amount of xx and the arrearage amount is xx.
Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: As per the 100. the occupancy is owner .   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -32 (Days)   Variance %:    Comment: As per latest PH the last payment received date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 87%   Tape Value: 29%   Variance:    Variance %: 58.09%   Comment: As per the doc the LTV is 87.375% however tape reflects as 29.280%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.875%   Tape Value: 4.000%   Variance:    Variance %: 2.88%   Comment: As per the original note the rate is 6.875% however tapew reflects as 4.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: As per the latest PH the string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: As per the latest PH the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 173   Tape Value: 360   Variance: -187   Variance %: -0.52%   Comment: As per the original note the stated remaining term is 173 however tape reflects as 360.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 2001 Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance-xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of xx. The following state disclosures are missing from the loan file.
1. Amortization Schedule Disclosure
2. Credit Property Insurance Disclosure
3. Fee Agreement
4. Priority of Security Instrument Disclosure
Attorney Selection Disclosure"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
																																																																																								understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affilliated Business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69752021	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	xx	$0.00	$1,562.20	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	No	51.143%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx, which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee, xx.
there are four HOA Liens / COA Liens against subject property, in the total amount of xx which was recorded on multiple dates in favor of xx
1st installment of 2019 year Combined property tax was paid on XX/XX/XX18 in the amount of xx and 2nd installment of year 2019 Combined property tax is due on XX/XX/xx18 in the amount of xx.	Review of the payment history provided from 1XXX/XX16 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 8XX/XX18. The next due date is 9XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.250%. Borrower is currently making the payment according to the original note terms.	Collections Comments:The subject loan is performing. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx on 8XX/XX18 which was applied for the due date of 8XX/XX18. The next due date is 9XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 6.250%. Borrower is currently making the payment according to the original note terms. As per latest BPO dated XX/XX/XX18 subject property is occupied by the subject owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: as per tape data Lender G/L require MI shows "NO" however it is not applicable. Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 8XX/XX18   Tape Value:XX/XX/XX18   Variance: 14 (Days)   Variance %:    Comment: Payment historytape data shows payment received date asXX/XX/XX18 however as per data provided the last payment received date is 1XXX/XX18   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 55%   Tape Value: 55%   Variance:    Variance %: -0.59%   Comment: Tape data shows Original Standard LTV (OLTV) as 55.409% however audit value shows 54.831%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: mm0100000123   Tape Value: xx369CCCCCC36CCC36CCCCCC   Variance:    Variance %:    Comment: Tape data shows payment history string as cccccc63c6c63ccccccc633x however actual string is 3210000010mm&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 3210000010mm   Tape Value: CCCCCC63C6C63CCCCCC3633X   Variance:    Variance %:    Comment: Tape data shows payment history reverse string as cccccc63c6c63ccccccc633x however actual string is 3210000010mm   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx Tape Value: xx  Variance:    Variance %:    Comment: Tape data shows county as xx howeever note mortagage shows as xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 225   Tape Value: 360   Variance: -135   Variance %: -0.38%   Comment: tape dat shows remaining term as 360 however as per payment received the remaining term is 225.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: xx Tape Value: xx Variance: Variance %: Comment: tape data shows xx however PUD rider is available for loan. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Review of updated title report dated XX/XX/XX18 shows that there are four active HOA Liens / COA Liens against subject property, in the total amount of xx which was recorded on multiple dates in favor of xx. The subject property is located in xx (Super lien) state. Said liens can effect on subject property. It can be cured if all said unpaid liens are paid off."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "Review of updated title report dated XX/XX/XX18 shows that the subject mortgage went on other lien position as there are four HOA Liens / COA Liens against subject property, in the total amount of xx which was recorded on multiple dates in favor of xx."	* Missing Required State Disclosures (Lvl 2) "Following are the state disclosure which are missing from the loan file;
1. Affidavit of Consideration
2. First Time Buyers Affidavit
3. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
4. No Escrow Account
5. Mandatory Binding Arbitration Disclosures"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Service Transfer Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94514404	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$1,553.62	$1,553.62	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	40.143%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX08	$148,338.25	Not Applicable	6.120%	xx	XX/XX/XX08	Financial Hardship	The review of the XXX dated XX/XX/xx18 reflects that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of the assignment has been completed. The assignment is from xx  which was recorded  on XXX/XX17.
There is a junior mortgage originated onXX/XX/XX05 in the favor of the xx it is in the amount of xxx00 which was recorded on XX/XX/xx05.
There is a Civil Judgment against the borrower “xx” in the favor of xx  it is in the amount of xx which was recorded onXX/XX/XX18.
There is a State Tax lien against the borrower “xx” in the favor of State of xx it is in the amount of xx which was recorded on XX/XX/xx17.
The 2018-2019 combined 1st installment taxes are delinquent onXX/XX/XX18  in the amount of xx.
The 2018-2019 combined 2nd  installment taxes are due on XX/XX/xx18 in the amount of xx.
Prior years delinquent taxes have been found in  the amount of xx for the year 2018-2019..

According to a review of the payment history as ofXX/XX/XX18, the borrower is currently performing and the next due date for payment is 8XX/XX18.  The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX18.  The UPB reflected in the latest payment history is in the amount of xx.

Collections Comments:The loan is currently Performing and next due date for payment is 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied toXX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.
The loan has been modified twice since origination. The first time, the loan was modified on 6XX/XX11. The copy of the previous modification agreement was located at “xx” the borrower is not making payment as per modification in 2011.
Borrower is making the payment as per the 2008 modification terms.
 Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
No information is available to understand the current status of foreclosure process.
No bk was filed by the borrower till date.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on XX/XX/XX08. The new modified rate is 6.120% and borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX08. The new principal balance is xx. The maturity date is XXX/XX36.

The loan has been modified twice since origination. The first time, the loan was modified on 6XX/XX11. The copy of the previous modification agreement was located at “xx” the borrower is not making payment as per modification in 2011.
Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures Final Truth in Lending Discl. Loan Program Info Disclosure	Field: Doc Date of Last Modification Loan Value: XX/XX/XX08 Tape Value: 1XXX/XX08 |---| -6 (Days) |----| Comment: As per loan documents the modification is missing from the loan file so the date is unavailable. However, tape reflects 1XXX/XX08. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 68%   Tape Value: 55%   Variance:    Variance %: 12.87%   Comment: As per Appraisal the LTV is 68.00%. However, tape reflects 55.132%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.500%   Tape Value: 8.000%   Variance:    Variance %: -0.50%   Comment: As per Note the rate is 7.5%. However, tape reflects 8.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123001122334   Tape Value: XCCCCCCCCCCCC369CCCCCCC3   Variance:    Variance %:    Comment: As per Payment History, the String is 444444444444. However, tape reflects XCCCCCCCCCCC369CCCCCCCCCCC3.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 433221100321   Tape Value: 3CCCCCCC9C3CCCCCCCCCCCCX   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects 3CCCCCCCCC9CCCCCCCCCCCCCX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX36   Tape Value: XXX/XX36   Variance: 31 (Days)   Variance %:    Comment: As per Loan documets the Modification is missing from the loaan file. However, tape reflects XXX/XX36.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 210   Tape Value: 327   Variance: -117   Variance %: -0.36%   Comment: As per Note the stated remaing term is 197. However, tape reflects 327.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2001 Tape Value: 1957 Variance: 44 Variance %: 0.02% Comment: As per Application the year acquired is 2001. However, tape reflects 1957. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Available payment history is from XX/XX/XX16 toXX/XX/XX18; however, we require latest 12 months payment history. Payment history is missing from date 9XX/XX18 to XX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test: Charged 0.000% Allowed 7.618% Over By -7.618%.
This loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 7.618%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Affidavit of Consideration
Affidavit of Disbursement
First Time Buyers Affidavit
Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
Balloon Payment
No Escrow Account
Mandatory Binding Arbitration Disclosures
Home Buyer Education and Counseling Disclosure"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "The review of the XXX dated XX/XX/XX18 , there is a State Tax lien against the borrower “xx” in the favor of State of xx it is in the amount of xx which was recorded on XX/XX/XX17."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA APR test:  Charged 0.000%  Allowed 7.618% Over By -7.618%."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "Review of the XXX dated XX/XX/XX18, shows that there is delinquent are found in the amount of xx for the year 2018-2019.."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83861839	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Iowa	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,774.00	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	41.130%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title Report dated XX/XX/xx18 shows the subject mortgage was originated on xx with XXXX as nominee for xx.
The chain of assignment is complete as the subject mortgage is currently with xx
There is one civil judgment against the borrower found open in the amount of xx favor of xx which was recorded  onXX/XX/XX11.
As per updated title report, combined taxes for the year of 2018, 1st installment was paid in the amount of xx and 2nd installment is due on XXX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 9XX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 9XX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
The foreclosure was initiated by referring it to attorney on xx and the complaint was filed dated on xx. Service completed on  xx. However, latest servicing comment dated 7XX/XX18 shows foreclosure process closed due to borrower is performing.
Review of PACER, bankruptcy is not initiated on the loan.
According to latest exterior BPO dated XX/XX/XX18, subject property is owner occupied and average condition. No information has been found regarding any damage or repair.
Foreclosure Comments:The foreclosure was initiated by referring it to attorney on xx and the complaint was filed dated on xx. Service completed on  xx. However, latest servicing comment dated 7XX/XX18 shows foreclosure process closed due to borrower is performing.
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer	Field: Does Lender G/L Require MI? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Last Payment Received Date   Loan Value: 1XXX/XX18   Tape Value: 9XX/XX18   Variance: -35 (Days)   Variance %:    Comment: Last payment received date is XX/XX/XX18, tape shows XX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 71%   Variance:    Variance %: 27.03%   Comment: Original LTV is 98.00%, tape shows 78.93%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: XXXxx9CC369CC369FFFCCCCC   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows CCCCCCFFFFF3CC9XXXXXXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: CCCCCFFF9C3CC963CC9XXXXX   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows CCCCCCFFFFF3CC9XXXXXXXX   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 207   Tape Value: 360   Variance: -153   Variance %: -0.42%   Comment: Remaining term is 207, tape shows 360   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 2005 Variance: Variance %: Comment: N/A Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Latest servicing comment is available fromXX/XX/XX17 to XX/XX/XX18. However, we required latest 24 months servicing comment. Servicing comment is missing from 1XXX/XX16 toXX/XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1068287	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,750.61	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.828%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx, with the lender xx.

The chain of assignment has been completed. The latest assignment is with xx which was recorded onXX/XX/xx17.
There is a junior mortgage which was originated on XX/XX/XX05 and was recorded on XX/XX/XX05, in the amount of xx, in the favor of xx
There are 2 UCC liens in favor of xx, the amount is unavailable which was recorded on XX/XX/xx11 and XX/XX/xx11.
The annual installment county tax of the year 2018 has been paid in the amount of xx on XX/XX/xx18.
The annual installment city tax of the year 2018 is past due(under 30 days) in the amount of xx on XX/XX/xx18.
The annual installment city tax of the year 2017 has been paid in the amount of xx on XX/XX/xx18.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received on XX/XX/XX18, the payment applied date wasXX/XX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The borrower has been making the payments as per the note. The loan has never been modified since origination.
The borrower xx had filed bankruptcy under xx with the xx on xx and the plan was confirmed on 7XX/XX15. The debtor was standardly discharged onXX/XX/XX18 and the case got terminated onXX/XX/XX18. The date of the last filing isXX/XX/XX18. As per amended xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed onXX/XX/XX15 with the claim amount of xx and an arrearage is in the amount of xx. The motion for relief from stay was filed on XX/XX/XX17.
No evidence has been found regarding the foreclosure proceedings on the subject property in the servicing comments.
As per the latest BPO report dated XX/XX/XX18 the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the xx on xx and the plan was confirmed on 7XX/XX15. The debtor was standardly discharged onXX/XX/XX18 and the case got terminated onXX/XX/XX18. The date of the last filing isXX/XX/XX18. As per amended xx plan, the debtor shall pay to the trustee the sum of xx per month for 60 months. The POC was filed onXX/XX/XX15 with the claim amount of xx and an arrearage is in the amount of xx. The motion for relief from stay was filed on XX/XX/XX17.	Not Applicable	Affiliated Business Disclosure Missing Required Disclosures Credit Application Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: ARM Index Margin Percent Loan Value: 3.0% Tape Value: 3.0% |---| |----| 0.02% Comment: ARM index margin percent as per the note is 3%.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Index Type   Loan Value: Certificate of Deposit (3 month) - Weekly Average   Tape Value: LIBOR - 6 month WSJ   Variance:    Variance %:    Comment: ARM index type as per the note is Cert. Dep. (3 mo)-Weekly Avg.   Tape Source: Initial   Tape Type:
Field: ARM Lifetime Floor Percent   Loan Value: 3.0%   Tape Value: 3.0%   Variance:    Variance %: 0.02%   Comment: ARM lifetime floor percent as per the note is 3%.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: Current bankruptcy case number as per the pacer report is xx.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The lender does not require MI, however, tape also shows No.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -40 (Days)   Variance %:    Comment: As per payment history, last payment received date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 46%   Variance:    Variance %: 33.63%   Comment: Origional standard LTV is 80%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001111122444   Tape Value: XXXxx9999999999993CCCCCC   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 001111122444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444221111100   Tape Value: CCCCCC3999999999999XXXXX   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 444221111100.   Tape Source: Initial   Tape Type:
Field: Periodic Rate Change Cap Down   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: Periodic pay adjustment cap as per the note is 1%.   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 1.0%   Tape Value: 7.5%   Variance:    Variance %: -6.50%   Comment: Rate adjustment subsequent cap percent as per the note is 1%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 165   Tape Value: 360   Variance: -195   Variance %: -0.54%   Comment: Stated remaining term as per the note is 165.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1999 Tape Value: 1990 Variance: 9 Variance %: 0.00% Comment: Year acquired as per the updated title is 1999. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment history is available fromXX/XX/XX17 to XX/XX/XX18. However, we require latest 24 months comment history. The comment history is missing from 1XXX/XX16 toXX/XX/XX17."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine operative index value from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX03 is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in Georgia state.
The following Disclosures are missing from the loan file:
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
																																																																																								2. Disclosure of Additional Fees"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70484452	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$127.00	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$31,449.98	Not Applicable	5.375%	xx	XX/XX/XX14	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx and recorded on xx with instrument# xx in the amount of xx with the lender xx
The chain of the assignment has been completed. The current assignment is from xx to xx which was recorded onXX/XX/xx17.
No active judgments or liens have been found.
The combined annual taxes of 2017 have been paid in the amount of xx
No delinquent taxes have been found for the prior year.

According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. As per payment history, the new principal balance is xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is in the bankruptcy and the next due date for the payment is 1XXX/XX18. According to the PACER, the borrower had filed the bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX15. The motion for relief was filed onXX/XX/XX18. The debtor shall pay to the trustee in the amount of xx for 60 months. The POC was filed on XXX/XX16 with the secured claim amount of xx and the arrearage amount is xx. The date of the last filing the bankruptcy wasXX/XX/XX18. The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy under xx with the xx on xx. According to payment history, the borrower is current with the loan and the next due date for the payment is 1XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 9XX/XX18. As per payment history, the new principal balance is xx. The borrower has been making payments as per the modification agreement. The loan was modified on XXX/XX14 between the borrower xx and the lender xx. The loan has been modified twice since origination. Previously, the loan was modified onXX/XX/XX12. No damage and repairs have been found. The reason for default has not been found.

Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrower had filed the bankruptcy under xx with the xx on xx.
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX15. The motion for relief was filed onXX/XX/XX18. The debtor shall pay to the trustee in the amount of xx for 60 months. The POC was filed on XXX/XX16 with the secured claim amount of xx and the arrearage amount is xx. The date of the last filing the bankruptcy wasXX/XX/XX18.	The loan was modified on XXX/XX14 between the borrower xx and the lender xx. The new modified principal balance is in the amount of xx with an interest rate of 5.375 % and the P&I of xx beginning from 4XX/XX14 till the maturity date of 9XX/XX27. There is no provision for the balloon payment. The loan has been modified twice since origination. Previously, the loan was modified onXX/XX/XX12.

Initial Escrow Acct Disclosure Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: According to the PACER, the borrower had filed the bankruptcy under xx with the xx on xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Owner (or Former): Primary Home   Tape Value: Tenant   Variance:    Variance %:    Comment: The current occupancy is owner occupied.   Tape Source: Initial   Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan LTV at origination was 67.103% and the Lender did not require MI according to the Appraisal.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value: 9XX/XX18   Variance: -4 (Days)   Variance %:    Comment: The last payment was received onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 67%   Tape Value: 40%   Variance:    Variance %: 26.81%   Comment: The original standard LTV is 67.103%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 11.20%   Tape Value: 11.00%   Variance:    Variance %: 0.20%   Comment: The Note reflects the Original Stated Rate as 11.200%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001122334444   Tape Value: XXXxx99999999999999963CC   Variance:    Variance %:    Comment: The payment history string is 001122334444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444433221100   Tape Value: CC36999999999999999XXXXX   Variance:    Variance %:    Comment: The payment history reversed string is 444433221100.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 108   Tape Value: 162   Variance: -54   Variance %: -0.33%   Comment: As per Note, the stated remaining terms are 108 months.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 1984 Tape Value: 1913 Variance: 71 Variance %: 0.04% Comment: The year acquired is 1984. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 to XX/XX/XX18. The latest 24 months collection comments are required. The comments are missing from 1XXX/XX16 toXX/XX/XX17."	* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial escrow acct disclosure is missing from the loan."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Application Missing (Lvl 2)     "The final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of xx The following state disclosures are missing from loan file.
1.Cash-Out Refinance Disclosure
2.Property Insurance Disclosure
3.Colorado Notice to Cosigner
4.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value since the supportive documents are missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36587506	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$722.93	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.526%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$61,976.71	Not Applicable	5.000%	xx	XX/XX/XX09	Financial Hardship	The review of updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with lender xx. The chain of assignment has been completed as currently the assignment is with xx
Active judgments and liens-
There is one municipal lien found against the borrower xx and it was recorded on xx in the amount of xx which is in the favor of xx.
There is one junior mortgage with Borrower xx and it was recorded on XX/XX/XX06 in the amount of xx with lender xx
2018 Combined Annual taxes are due for XX/XX/xx18 in the amount of xx and 2017 Combined Annual Taxes had been paid in the amount of xx on XX/XX/xx17.No prior year delinquent taxes found on the updated title report.
According to the payment history as of dated XX/XX/XX18 the borrower is delinquent for 7 months. The last payment was received onXX/XX/XX18 in the amount of xx with the interest rate of 5.00%.The next due date is XXX/XX18.The UPB is reflected in payment history is in the amount of xx.The borrower had made last payment as per the	Collections Comments:The current status of loan is in active bankruptcy. No comments regarding the foreclosure have been found.
The borrower xx had filed bankruptcy xx bankruptcy xx on xx and the plan was confirmed on XX/XX/XX16.The xx was filed on XX/XX/XX15 as per plan the debtor supposed to pay the trustee the amount of xx for 36 months. The Amended xx plan was filed on XX/XX/XX15 as per plan the debtor supposed to pay the trustee the amount of xx for 60 months. The POC was filed on XX/XX/XX15 the amount of POC is xx and the amount of arrearage is xx.
The loan has modified since the origination.
The loan modification agreement was made between Borrower xx and Lender xx on dated xx. The new principal balance as per modification is xx.
The new modified rate is 5.000 % and borrower promises to pay P&I in the amount of xx and it begins on dated XX/XX/XX09and maturity date is 0XXX/XX49.The modification does not contain balloon payment. The modification does not contain balloon payment.
As per the inspection report dated XX/XX/XX18 and located at (“xx”).The subject property is owner occupied and is in good condition. No comments regarding the damage or repair have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy xx bankruptcy xx on xx and the plan was confirmed on XX/XX/XX16.
The xx was filed on XX/XX/XX15 as per plan the debtor supposed to pay the trustee the amount of xx for 36 months.
The Amended xx plan was filed on XX/XX/XX15 as per plan the debtor supposed to pay the trustee the amount of xx for 60 months.
The POC was filed on XX/XX/XX15 the amount of POC is xx and the amount of arrearage is xx.
The loan modification agreement was made between Borrower xx and Lender xx on datedXX/XX/XX09. The new principal balance as per modification is xx.
The new modified rate is 5.000 % and borrower promises to pay P&I in the amount of xx and it begins on dated XX/XX/XX09and maturity date is 0XXX/XX49.The modification does not contain balloon payment. The modification does not contain balloon payment.	Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the doc the current occupancy is owner occupied. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -1 (Days)   Variance %:    Comment: As per the PH the received date isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value:xx   Variance: 249 (Days)   Variance %:    Comment: As per the original note the note date is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 40%   Variance:    Variance %: 39.66%   Comment: As per the doc the LTV is 80.00% however tape reflects as 40.336%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 8.500%   Tape Value: 9.000%   Variance:    Variance %: -0.50%   Comment: As per the original note the rate is 8.500% howeve the tape reflects as 9.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: As per the late st PH the string is 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: As per the late st PH the string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 372   Tape Value: 443   Variance: -71   Variance %: -0.16%   Comment: As pe rth eoriginal note the stated remaining term is 372 however tape reflects as 443.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 2000 Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per updated title report dated XX/XX/XX18 , there is a municipal lien on the subject property. It was recorded on XX/XX/XX14 in favor of xx in the amount of xx.
The subject property is located State of xx
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is at second lien position.There is a municipal lien on the subject property. It was recorded on XX/XX/XX14 in favor of xx in the amount of xx.
The subject property is located State of xx, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. Need to pay off the lien with accrued interest and late fees if any."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the state of Florida. The following state disclosures are missing from the loan file.
1. Anti-Coercion Notice
2. Title Insurance Disclosure
3. Radon Gas Disclosure
4. Insurance Sales Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67156474	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,331.36	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.203%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$185,027.64	$46,041.92	2.000%	xx	XX/XX/XX11	Financial Hardship	The review of the updated title report dated XX/XX/xx18 shows that the subject mortgage was originated on xx with the lender xx which was recorded on xx.
There is one junior mortgage in the amount of xx in favor of xx which was originated on XX/XX/XX18 and recorded on XX/XX/XX18.
The chain of assignment has not been completed. The latest assignment is from xx To xx which was recorded on XX/XX/xx17. however, the missing assignment is with xx.
There are two active civil judgments against the borrower xx in the favor of the same plaintiff xx. total in the amount of xx  which were recorded on different dates XX/XX/xx09 and XX/XX/XX09.
There is an active civil judgment against the borrower xx in the favor of  xx in the amount of xx which was recorded on XX/XX/XX11.
There is an active civil judgment against the borrower xx in the favor of xx, in the amount of xx which was recorded on XX/XX/xx14 which was recorded on XX/XX/xx14.
There is one IRS lien against the borrower xx in the amount of xx in the favor of xx which was recorded on XX/XX/XX18.
The 2018-2019 annual county taxes have been paid on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is performing with the loan and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX11.	Collections Comments:The loan is currently in the bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX16, the reason for default of the borrower was a reduction of income.
The loan has been modified once since origination. As per the modification agreement which was made on XX/XX/XX11, the Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.250%. The borrower promises to pay the monthly  P&I in the amount of xx beginning from XX/XX/XX11 and the maturity is dated XX/XX/XX51. The lender has deferred the amount of xx from the modified principal balance. Hence, the interest-bearing amount is xx.
As per collection comment the foreclosure was initiated.  The file referred to an attorney on xx. As per the Lis pendens document located at "xx ", the complaint was filed by the xx on xx. As per the comment dated XX/XX/XX18,  the foreclosure sale date was scheduled on xx. However, the foreclosure was put on hold as the borrower referred to reinstate the loan. The comment dated XX/XX/XX18 reveals that the reinstatement fund was received and completed.
No information pertaining to bankruptcy has been found.
As the per BPO report located at “xx”, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:As per collection comment the foreclosure was initiated.  The file was refer to an attorney on xx. As per the Lis pendens document located at "xx", the complaint was  filed by the xx on xx. As per the comment dated XX/XX/XX18,  the foreclosure sale date was scheduled on xx. Howeve, the foreclosure was put on hold as the borrowre referred to reinstate the loan.
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the borrower xx and the lender xx. dated on XX/XX/XX11. The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 4.250%. The borrower promises to pay the monthly P&I in the amount of xx beginning from XX/XX/XX11 and the maturity is dated XX/XX/XX51. The lender has deferred the amount of xx from the modified principal balance. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.

Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: As per the BPO the occupancy is original owner; however, tape data reflects with tenant. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The lender does not required MI.   Tape Source: Initial   Tape Type:
Field: Last Payment Received Date   Loan Value: XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: -30 (Days)   Variance %:    Comment: As per payment history the last payment was received on XX/XX/XX18; however, tape data reflects with XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per modification the loan amortization type is step; however, tape data reflects with ARM.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 50%   Tape Value: 39%   Variance:    Variance %: 11.63%   Comment: As per the appraisal report, original LTV is 50.303%; however, tape data reflects with 38.670%.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.750%   Tape Value: 7.000%   Variance:    Variance %: -0.25%   Comment: As per note the original stated rate is 6.7500%; however, tape data reflects with 7.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000MMMMMMM   Tape Value: XXXxx99999FFFFFFFFFCCCCC   Variance:    Variance %:    Comment: The Payment History String is 00000MMMMMMM; however, tape data reflects with XXXXXxx99999FFFFFCCCCCC.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMM00000   Tape Value: CCCCCFFFFFFFFF99999XXXXX   Variance:    Variance %:    Comment: The Payment History String reversed is MMMMMMM00000; however, tape data reflects with CCCCCFFFFFFF999999XXXXXX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 396   Tape Value: 480   Variance: -84   Variance %: -0.17%   Comment: As per the modification agreement, stated remaining term is 396; however, tape data reflects with 480.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2003 Tape Value: 1974 Variance: 29 Variance %: 0.01% Comment: As per application the year acquired is 2003; however, tape data reflects with 1974. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "The final HUD-1 document is not signed by borrower."
* Comment history is incomplete (Lvl 3) "The servicing comments is available from XX/XX/XX17 to XX/XX/XX18. However, we required the last 24 months of servicing comments. The servicing comments are missing from XX/XX/XX16 to XX/XX/XX17."	* Operative index value is unable to confirm (Lvl 2) "Unable to determine the operative index value from the available loan files."
* Settlement date is different from note date (Lvl 2)     "As per HUD-1 document, the settlement date is XX/XX/XX07 and note date is XX/XX/XX07.Hence settlement date is different from note date."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. The latest assignment is from xx to xx which was recorded on XX/XX/XX17. however, the missing assignment is with xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the xx State. However the following required state disclosures are missing from the loan file.
1. ?Oregon Forced Placed Insurance Notice.
2. ?Notice where Escrow Account is NOT Required.
3. ?Escrow Notice for Loans Sold to Out-of- State Purchases within one year.
4. ?Anti-Coercion Notice.
?5. Insurance Premium Notice.
6. ?Insurance Sales Notice.
7. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85319049	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,279.54	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.392%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XX/XX/xx18 the subject mortgage was originated on xx with lender xx was recorded on xx.
The chain of the assignment has been completed. Currently, the assignment of mortgage is with xx which was recorded on XX/XX/xx17.
There is Junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/xx08.
The 2017 County taxes for 1st, 2nd  installments have been paid in the cumulative amount of xx. No prior years delinquent taxes have been found.
As per review of the payment history shows that the borrower is currently delinquent for 6 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.	Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18.The UPB reflected in the payment history is in the amount of xx.
The reason for default is not reflected. Unable to determine the intention of the borrower regarding the subject property.
The loan hasn’t been modified since origination.
The foreclosure process was initiated in 2014. The file was referred to an attorney on xx. The complaint was filed on xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with xx on xx.
The borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed on XX/XX/XX16.  The Bankruptcy POC filed on XX/XX/XX16 and the POC amount is xx and the amount of arrearage is xx. Under xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. Total of plan payment is xx. As per the voluntary petition, there is an unsecured portion in the amount xx.
As per the BPO Report dated XX/XX/XX15, the subject property was owner occupied and the subject property is in good condition. There are no comments related to damage to the subject property.

Foreclosure Comments:The foreclosure process was initiated in 2014. The file was referred to an attorney on xx. The complaint was filed on xx. The foreclosure was put on hold as the borrower had filed bankruptcy under xx with xx on xx.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with xx on xx. The plan was confirmed on XX/XX/XX16. The Bankruptcy POC filed on XX/XX/XX16 and the POC amount is xx and the amount of arrearage is xx. Under xx amended plan, the debtor shall pay to the trustee the sum of xx per month for 36 months. Total of plan payment is xx.	Not Applicable	Initial Escrow Acct Disclosure Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Document Showing a Index Numerical Value	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Tenant |---| |----| Comment: The BPO report reflects Current occupancy as owner occupied. Tape Source: Initial Tape Type:
Field: Does Lender G/L Require MI?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Lender doesn't required MI certificate.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 62%   Variance:    Variance %: 17.61%   Comment: As per appraisal report standard LTV as 79.583%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: xx999999999999999999999c   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 443214444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: c9999999999999999999999X   Variance:    Variance %:    Comment: The Payment History String reversed is 444444123444.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 200   Tape Value: 360   Variance: -160   Variance %: -0.44%   Comment: The Note reflects the Stated reaming term as 200.   Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: 2003 Tape Value: 2000 Variance: 3 Variance %: 0.00% Comment: The Application reflects the Year acquired as 2003. Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx state. The below Required State disclosures are missing in the given loan files.
1] IL Collateral Protection Insurance Notice.
2] Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index value is unable to confirm from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)
* Property Damage (Lvl 1)     "As per the comment dated XX/XX/XX17, the property gets Water damage due to this the roof, fencing and shutters were damaged. The borrower filed claim with the insurance company xx for repair the damaged. The estimated repair amount of damage was xx. As per the comment dated XX/XX/XX17, the property inspection was completed and all damages(100%) has been repaired and the borrower and lender is satisfied with the work done. The claim was closed."
																																																																																									* XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60479884	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,326.50	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XX/XX/xx18 shows that the mortgage was originated on xx which was recorded on xx with XXXX as nominee for xx which was recorded on xx.
The chain of assignment is complete. The subject mortgage is with xx
There is water/Sewer lien in the favor of xx active against the property which was recorded onXX/XX/XX13 in the amount of xx.
County taxes for the year of 2019, 1st and 2nd installments are due in the amount of xx.
County taxes for the year of 2018 have been paid in the amount of xx.
As per the review of updated payment history XX/XX/XX18, the borrower is not making regular payment and the next due date is 6XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx. As per the payment history, the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:The loan is in active bankruptcy. xx had filed bankruptcy under xx with xx on xx and plan was confirmed on XX/XX/XX16. As per xx plan datedXX/XX/XX16, the debtor shall pay to the trustee in the amount xx for the 60 months and the modified chapter on 5XX/XX18 it shows the monthly payment increase to xx for 28 months. After 28 months, monthly payment increase to xx for 26 months. The lender filed POC datedXX/XX/XX16 and POC amount is xx, and the arrearage is in the amount of xx. No other details have been found. Available servicing comment and documents in file reveal that loan is in foreclosure since 2015. Foreclosure was referred to attorney who was completed on xx. Foreclosure put on hold due to borrower filed the bankruptcy on xx. No any other details have been found. Provided payment history dated fromXX/XX/XX18 reveal that the loan is in delinquency for 4 months. The reason for default is Unemployment / decreased inc. The loan was not modified since origination.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2015. Foreclosure was referred to attorney which was completed on xx. foreclosure put on hold due to borrower filed the bankruptcy on xx. No any other details have been found.
Bankruptcy Comments: xx had filed bankruptcy under xx with xx onXX/XX/XX16 and plan was confirmed on XX/XX/XX16. As per xx plan datedXX/XX/XX16, the debtor shall pay to the trustee in the amount xx for the 60 months and the modified chapter on 5XX/XX18 it shows the monthly payment increase to xx for 28 months. After 28 months, monthly payment increase to xx for 26 months. The lender filed POC datedXX/XX/XX16 and POC amount is xx, and the arrearage is in the amount of xx	Not Applicable	Origination Appraisal Credit Application Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value:xx |---| |----| Comment: Current bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 31%   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.750%   Tape Value: 7.752%   Variance:    Variance %: -0.00%   Comment: Original Stated Rate is 7.75000.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: XXXxx999999999999999999c   Variance:    Variance %:    Comment: payment History string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: c999999999999999999XXXXX   Variance:    Variance %:    Comment: payment History string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 145   Tape Value: 360   Variance: -215   Variance %: -0.60%   Comment:    Tape Source: Initial   Tape Type:
Field: Year Acquired Loan Value: Not Applicable Tape Value: 1977 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The mortgage is at second lien position as updated title report dated XX/XX/XX18 shows; there is one water/sewer lien in the favor of xx against the subject property which was recorded onXX/XX/XX13 and in the amount of xx. The subject property is located in xx State. There can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Title Review shows major title concern (Lvl 4) "Updated title report dated XX/XX/XX18 shows; there is one water/sewer lien in the favor of xx District against the subject property which was recorded onXX/XX/XX13 and in the amount of xx. The subject property is located in xx State. There can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."	* Comment history is incomplete (Lvl 3) "Servicing comments are available fromXX/XX/XX17 to 1XXX/XX18; however, we require latest 24 months comments history; Servicing comments are missing from 1XXX/XX16 toXX/XX/XX17."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not sign by all the borrowers."	* Missing Appraisal (Lvl 2) "Appraisal report at the origination is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosures is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosures is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final  HUD-1 the settlement date isXX/XX/XX00 which is different from the note dateXX/XX/XX00."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State and the xx state requires total 12 disclosures, all are missing from the loan file.
1) Impound Account Disclosure
2) Cosigner Notice
3) Private Mortgage Insurance Disclosure
4) Hazard Insurance Disclosure
5) Insurer Recommendation Disclosure
6) CA Fair Lending Notice
7) Anti-Tying Disclosure
8) Privacy Notice
9) Notice of Right to Copy of Appraisal
10) Application for Credit-Married Persons
11) Fair Debt Collection Notice
																																																																																								12) Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93151541	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,146.93	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.336%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$497,379.87	$27,379.87	5.000%	xx	XX/XX/XX16	Financial Hardship	Review of updated title Report dated XXX/XX19 shows the subject mortgage was originated on xx with XXXX as nominee for xx
The chain of assignment is complete as the subject mortgage is currently with  xx.
There is one junior mortgage has been found open in the amount of xx favor of xx which was recorded on XX/XX/xx06.
According to updated title report, county taxes for the year of 2017, 1st & 2nd installment was paid in the total amount of xx. Also, county taxes for the year of 2018, 1st & 2nd installment was paid in the total amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 90 days. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 8XX/XX18. The next due date is 9XX/XX18. The payment was received as per modification agreement. Payment history does not show current UPB. Hence, value is taken from the tape data in the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 90 days. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 8XX/XX18. The next due date is 9XX/XX18. The payment was received as per modification agreement. Payment history does not show current UPB. Hence, value is taken from the tape data in the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
Reason for default is excessive obligations.
According to servicing comment, subject property is owner occupied. According to servicing comment dated 5XX/XX15, subject property was damage. The total estimate amount of repair xx. The nature of damage was cosmetic. However, latest servicing comment datedXX/XX/XX18 show, subject property is average condition with no repairs needed. There is no latest BPO or property inspection report available in the loan file. Also, No information has been found regarding the insurance claim. This seems that the damages  repaired has been completed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on 9XX/XX10 between the xx (Borrower) & xx (Lender). The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. As per modification agreement interest bearing amount is xx and modification original rate is 5.000 % and Monthly P&I is xx. The modification payment start date is XXX/XX16 and new maturity date is 1XXX/XX45.	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization Term Months (CE, S&P) is 480. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Balloon indicator is Yes.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX15   Tape Value: XXX/XX16   Variance: 37 (Days)   Variance %:    Comment: Doc data of last modification is XXX/XX16.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest only period is No.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 100%   Tape Value: 80%   Variance:    Variance %: 20.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.43%   Comment: Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 21200MMMMM10   Tape Value: CCCCCCCCC1CC11234CCC1223   Variance:    Variance %:    Comment: Payment history string is ccccccc1cc11234ccc1223.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 01MMMMM00212   Tape Value: 3221CCC43111CC1CCCCCCCCC   Variance:    Variance %:    Comment: payment history string reveesed is 3221cc43111cc1cccccccc.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XXX/XX14 Variance: Variance %: Comment: S&C filing data is XXX/XX14. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxoan data is xx which is comparison with xx and varianc is -xx."
* Settlement date is different from note date (Lvl 2)     "According to note, loan was originated onXX/XX/XX05. However, final HUD-1  shows settlement date asXX/XX/XX05  which is different from the note date."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test."	* XXX RESPA Test Incomplete (Lvl 1)
* Property Damage (Lvl 1)     "According to servicing comment dated 5XX/XX15, subject property was damage. The total estimate amount of repair xx. The nature of damage was cosmetic. However, latest servicing comment datedXX/XX/XX18 show, subject property is average condition with no repairs needed. There is no latest BPO or property inspection report available in the loan file. Also, No information has been found regarding the insurance claim. This seems that the damages  repaired has been completed."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89161620	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,912.13	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	Not Applicable	81.022%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX14	$179,056.37	Not Applicable	5.250%	xx	XX/XX/XX14	Financial Hardship	Review of updated title report dated XXX/XX19 states that the subject mortgage was originated on xx with xx which was recorded on xx. The chain of the assignment has been completed currently. The mortgage is with xx and was recorded on xx. There are a couple of outstanding liens/judgments against borrower/property are as follows. 1.There is active civil judgment lien on the subject property in the amount of xx which was recorded onXX/XX/xx17 and filed by xx as Assignee of xx Tax certificate required for current tax status. No delinquent taxes have been located for the prior year.	The review of payment history shows that the borrower has been delinquent for 1 months and next due date for payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for 1XXX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx The borrower has been making payment as per the modification term.	Collections Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx.
Currently foreclosure process was put on hold due to loss mitigation.
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment dated 1XXX/XX18 shows that the subject property is owner occupied and is in average condition. Latest collection comment datedXX/XX/XX18 state that there is some damages on the subject property. Some flooring that had been purchased and replaced. Estimated repaired cost is in the amount of xx.  The nature of the damage is unavailable. No details were found regarding the insurance claim.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
The review of payment history shows that the borrower has been delinquent for 1 months and next due date for payment is 1XXX/XX18.  The last payment was received on XX/XX/XX18 in the amount of xx which was applied for 1XXX/XX18. The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx
The borrower has been making payment as per the modification term.

Foreclosure Comments:As per the collection comment states that the foreclosure process was initiated in the loan.
It was referred to the attorney on xx.
Currently foreclosure process was put on hold due to loss mitigation.
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on XXX/XX14. The new modified rate is 5.250% and borrower promises to pay P&I in the amount of xx beginning from XXX/XX14. The new principal balance is xx. The maturity date is XXX/XX54. Reason for Modification is Financial Hardship.	Mortgage Insurance	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per note, the amortized terms are 270 months. &#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value: 4XX/XX14   Variance: 15 (Days)   Variance %:    Comment: As per modification agreement, the last modified onXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per note, the original maturity terms are 270 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111111111   Tape Value: 111111111111111111111111   Variance:    Variance %:    Comment: As per payment history string reversed is 121222222221.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111111111   Tape Value: 111111111111111111111111   Variance:    Variance %:    Comment: As per payment history string reversed is 12222222121.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the note, the subject property address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value:XX/XX/XX13 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX07 as an FHA loan with xx No indication of any changes in loan type found in the loan file."	* DTI > 60% (Lvl 2) "As per final 1003, borrower monthly income is xx and the total monthly expenses are in the amount of xx which exceed DTI 60.000%."
* Property Damage (Lvl 2)     "Latest collection comment datedXX/XX/XX18 state that there is some damages on the subject property. Some flooring that had been purchased and replaced. Estimated repaired cost is in the amount of xx.  The nature of the damage is unavailable. No details were found regarding the insurance claim."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "Loan is FHA and LTV is greater than 97.00%, hence MI is required which was missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$600.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19110148	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,907.41	8/XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX16	$539,150.57	$100,400.57	5.000%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on xx with the lender xx which was recorded on xx. The chain of assignment has been completed. The last assignment is with xx which was recorded on XX/XX/xx18.
There are no active judgments or liens were found against the subject property.
First and second installments of 2019 city taxes have been paid in the total amount of xx on XX/XX/XX18 and XX/XX/xx18 respectively. Third and fourth installments of 2019 city taxes are due in the total amount of xx on XX/XX/xx19. Third installment of 2019 utilities taxes is due in the amount of xx on XX/XX/xx19. No prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and has been making regular payments. The next due date is XX/XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX16 with the interest rate of 5.000 % and P&I of xx.	Collections Comments:The loan is currently in bankruptcy and has been making regular payments. The next due date is XX/XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX16 with the interest rate of 5.000 % and P&I of xx. According to the modified terms, the new principal balance is in the amount of xx out of which lender has deferred the principal balance of xx. The interest bearing balance is reflected in the amount of xx. The borrower promises to pay xx with the rate of interest 5.00% beginning from XX/XX/XX16. The new maturity date is 8XX/XX46. xx (borrower/debtor) had filed bankruptcy under xx with the xx on xx. The creditor xx had filed POC on XX/XX/XX16 for a secured claim amount of 531,736.04 and the amount of arrearage of xx. Amended POC was filed on XX/XX/XX17 with a secured claim amount of xx and the amount of arrearage is xxccording to the voluntary petition schedule D, the Value of the collateral is xx and the amount of secured claim is xx. Therefore, unsecured portion is reflected in the amount of xx. Motion of the xx trustee for order dismissing case was filed on XX/XX/XX19 due to Failure to make timely payments to the Trustee. The Debtor is in arrears according to the terms of the proposed plan totaling xx, which is equal to 4.06 months of plan payments. This amount does not include the current month and may increase prior to hearing.
According to comments dated XX/XX/XX17 and XX/XX/XX18, the interior BPO inspection has been completed on XX/XX/XX15 which shows the subject property had damages to its windows and floor. The interior needs to be painted.  The property needed repairs in the amount of xx. However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition and the occupancy. No details have been found regarding the insurance claim.

Foreclosure Comments:According to the servicing comments, the foreclosure was initiated. The file was referred to an attorney on xx However, the file has been put on hold as borrower filed bankruptcy.
Bankruptcy Comments:xx (borrower/debtor) had filed bankruptcy under xx with the xx on xx. Objection to confirmation xx plan was filed on XX/XX/XX17 due to the Liquidation Analysis of the Plan was incomplete in prior plan. The Trustee was unable to determine if the Plan meets the best interest of creditors. The debtor had filed amended xx plan on XX/XX/XX17 which was confirmed on XX/XX/XX17. According to the confirmed plan, the debtor shall pay to the Trustee the sum in the amount of xx. On April 1, 2017 and on the 1st day of each month, thereafter, the Debtor shall pay to the xx Trustee the sum of xx for the remaining 43 months of the Plan.   The creditor xx had filed POC on XX/XX/XX17 with a secured claim amount of xx and the amount of arrearage of xxAccording to the voluntary petition schedule D, the Value of the collateral is xx and the amount of secured claim is xx. Therefore, unsecured portion is reflected in the amount of xx.
Motion of the xx trustee for order dismissing case was filed on XX/XX/XX19 due to Failure to make timely payments to the Trustee. The Debtor is in arrears according to the terms of the proposed plan totaling xx, which is equal to 4.06 months of plan payments. This amount does not include the current month and may increase prior to hearing.
This modification agreement was made between the borrower, “xx” and the lender “xx” on XX/XX/XX16. According to the modified terms, the new principal balance is in the amount of xx out of which lender has deferred the principal balance of xx. The interest bearing balance is reflected in the amount of xx. The borrower promises to pay xx with the rate of interest 5.00% beginning from XX/XX/XX16. The new maturity date is 8XX/XX46.	Missing Required State Disclosures Title Policy Affiliated Business Disclosure Mortgage Insurance Origination Appraisal Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization term months are 360. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: There is no balloon payment.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: As per the modification agreement, the deferred amount is xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: As per the modification agreement, the deferred amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Information updated as per the payment history.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow Advance Balance per Payment History matches tape but is reflected as a negative amount. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011111112111   Tape Value: CCCCCCCCCCC111112111C1C1   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 111111112111.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111211111110   Tape Value: 1C1C111211111CCCCCCCCCCC   Variance:    Variance %:    Comment: The Payment History String reversed is 111211111111.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: XX/XX/XX13 Variance: Variance %: Comment: The file was referred to an attorney. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX08 as an FHA loan with xx. No indication of any changes in loan type have been found in the loan file."
* Excessive Property Damage Noted (Lvl 4) "According to comments dated XX/XX/XX17 and XX/XX/XX18, the interior BPO inspection has been completed on XX/XX/XX15 which shows the subject property had damages to its windows and floor. The interior needs to be painted. The property needed repairs in the amount of xx. However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition. No details have been found regarding the insurance claim."	* Title policy missing (Lvl 3) "Final Title Policy is missing from the loan file. However, values are updated from the commitment located at "xx"." * Loan has been determined to have an unsecured debt (Lvl 3) "According to the voluntary petition schedule D, the Value of the collateral is xx and the amount of secured claim is xx. Therefore, unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment."	* Missing Required State Disclosures (Lvl 2) "Following disclosures of xx State are missing from the loan file.
Lead-Based Paint Disclosure
Mortgage Loan Application Disclosure
Carbon Monoxide Alarms
MA Smoke Detector Certificate
Notice of the Specific Reason for Denial of Credit
Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$11,267.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57458912	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$268.00	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.918%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$88,872.68	Not Applicable	4.500%	xx	XX/XX/XX11	Financial Hardship	Review of updated title Report dated XXX/XX19 shows the subject mortgage was originated on xx with XXXX as nominee for xx. The chain of assignment is complete as the subject mortgage is currently with xx
There is one mechanics lien against the borrower found open in the amount of xx favor of xx. which was recorded on 1XXX/XX18.
There is one hospital lien against the borrower found open in the amount of xx favor of xx which was recorded onXX/XX/xx18.
As per updated title report, city taxes for the year of 2017, 1st installment was paid in the amount of xx and combined taxes for the year of 2017, 2nd installment was paid in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received on XX/XX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. Payment history doesn't shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received on XX/XX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. Payment history doesn't shows current UPB. Hence, UPB is taken from the tape data in the amount of xx.
The foreclosure was initiated by referring it to attorney on xx and service completed on xx. According to servicing comment dated xx foreclosure process close and dismissed due to reinstatement.
Review of PACER, bankruptcy is not initiated on the loan.
According to servicing comment datedXX/XX/XX18, subject property is owner occupied.  According to servicing comment datedXX/XX/XX18 subject property has a damage. The nature of damage is roof. Servicing comment datedXX/XX/XX18 shows, borrower intends to repair the property as the estimated claim amount is under xx. According to servicing comment datedXX/XX/XX18, borrower has claimed to insurance company for repairing the amount of xx. The borrower has received the amount of xx with the deduction of xx due to policy limitations. Still it has not been cleared that for how much cost the damage was, also the latest servicing comment does not show whether the repair has been done or not.

Foreclosure Comments:The foreclosure was initiated by referring it to attorney on xx and service completed on xx Complaint was filed dated on xx. According to servicing comment datedXX/XX/XX17 foreclosure process close and dismissed due to reinstatement.
Bankruptcy Comments:Not Applicable	This loan modification was done on 1XXX/XX11 between the xx (Borrower) & xx (Lender). The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 4.500 % and Monthly P&I is xx. The modification payment start date is 1XXX/XX11 and new maturity date is 9XX/XX41.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: According to servicing comment foreclosure is initiated on the loan. However, tape data shows as No. Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 45CC1C12234CCCCCCCCCCCC1   Variance:    Variance %:    Comment: According to payment history, string is 000000000. However, tape data shows as 45CC1C12234CCCCCC1.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 1CCCCCCCCCCCC43221CCCC54   Variance:    Variance %:    Comment: According to payment history, string reversed is 000000000. However, tape data shows as 1CCCCC4321CCC54.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx Variance:    Variance %:    Comment: According to note property address street is xx However, tape data shows as xx  Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: According to final HUD-1 transaction type is refinance however, tape data shows as purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: According to final application transaction type is refinance. however, tape data shows as purchase.&#xxD; Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX08 as an FHA loan with xx. No indication of any changes in loan type found in the loan file."	* Property Damage (Lvl 3) "According to servicing comment datedXX/XX/XX18 subject property has a damage. The nature of damage is roof. Servicing comment datedXX/XX/XX18 shows, borrower intends to repair the property as the estimated claim amount is under xx. According to servicing comment datedXX/XX/XX18, borrower has claimed to insurance company for repairing the amount of xx. The borrower has received the amount of xx with the deduction of xx due to policy limitations. Still it has not been cleared that for how much cost the damage was, also the latest servicing comment does not show whether the repair has been done or not."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the Indiana license validation test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form Disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Indiana license validation test.
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC. The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at xx state.
Following state disclosure is missing from the loan file.:-
1) Hazard Insurance Disclosure.
2) Federal Consumer Credit Protection Act Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$6,892.79	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20807570	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$978.24	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	No	Yes	40.907%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$211,292.78	Not Applicable	5.000%	xx	XX/XX/XX17	Financial Hardship	As per the review of updated title report dated XX/XX/xx19, the subject mortgage was originated on xx with xx which was recorded on xx.
The chain of assignment has been completed. Currently, the mortgage is with xx which was recorded on  XX/XX/xx18.
There is an HOA lien in the amount of xx and it was recorded on XX/XX/XX07, in the favor of xx.
There are 3  civil judgment against borrower First in the amount of xx in the favor of "xx" which was recorded on XX/XX/XX11, second in the amount of xx in the favor of "xx" which was recorded on XX/XX/XX11 and the other in the amount of xx in the favor of "xx" which was recorded on XX/XX/xx12.
The 2018 year County annual taxes have been paid in the amount of xx. NO prior ear delinquent taxes have been found.
As per the payment history, the borrower has been delinquent for 60+ days and the next payment is due for 9XX/XX18. The last payment is received onXX/XX/XX18 in the amount xx which was applied for 8XX/XX18. The UPB as per the tape is xx. The current P&I is xx and the PITI is xx. The borrower has been making his payments as per the 2017 mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 9XX/XX18. The last payment is received onXX/XX/XX18 in the amount xx which was applied for 8XX/XX18. As per the review of the PACER report, the borrower xx had filed for bankruptcy under xx on xx with the xx The plan was confirmed on XX/XX/XX16. The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx and the service was completed on xx. The further details have not been found. The borrower filed bk and FC was placed on hold. The reason for default is unable to determine. The loan was never modified since origination, the borrower has been making his payments as per the 2017 mod terms. The property is occupied by the owner. No repairs and damages have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. The complaint was filed on xx and the service was completed on xx. The further details have not been found. The borrower filed bk and FC was placed on hold.
Bankruptcy Comments:As per the review of the PACER report, the borrower xx had filed for bankruptcy under xx on xx with the xx. The plan was confirmed on  XX/XX/XX16. According to the xx plan, the debtor shall pay xx monthly for 20 months and pay in the amount xx for the next 16 months. The POC was filed on XX/XX/XX15 and secured claim amount is xx and the arrearage amount is xx.
As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of collateral is xx.
This Loan modification agreement was made between the borrower xx and lender xx on XX/XX/XX17. The new principal balance is xx. The borrower promises to pay P&I in the amount of xx with the rate of interest 5.00%, beginning from XX/XX/XX17. The maturity date is XX/XX/XX47.	Affiliated Business Disclosure Mortgage Insurance	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per note Amortization term in months is 360 however tape data shows 480. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per the note, there is no balloon provision.   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: As per Note Borrower#1 middle name is xx however tape data shows xx   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and the file was referred to an attorney on xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX17   Tape Value:XX/XX/XX17   Variance: 55 (Days)   Variance %:    Comment: As per Mod doc date of last modification is XX/XX/XX17 however tape data shows XX/XX/XX17.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210001101230   Tape Value: 99999C123345C123C11CC123   Variance:    Variance %:    Comment: As per payment history payment string is 210001101230 however tape data shows 99999c123345c123c11cc123.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 032101100012   Tape Value: 321CC11C3C1C543321C99999   Variance:    Variance %:    Comment: As per payment history payment string is 032101100012 however tape data shows 321cc11c3c1c543321c9999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx  Variance:    Variance %:    Comment: As per the note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value:XX/XX/XX12 Tape Value: XXX/XX15 Variance: 909 (Days) Variance %: Comment: The complaint was filed onXX/XX/XX12. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX04 as an FHA loan with xx No indication of any changes in loan type found in the loan file."	* Title Review shows major title concern (Lvl 3) "According to the updated title report dated XX/XX/XX19, there is an HOA lien in the amount of xx and it was recorded on date XX/XX/XX07, in the favor of xx
 The subject property is located in xx State, which is a super lien state. There is a risk of the property to be foreclosed due to above unpaid liens. This can be a cure if the above lien is paid off with unpaid interest and late fees."
* Litigation (Lvl 3)     "As per the comment dated XXX/XX14, the litigation action was filed on xx. No further details have been found. No comments have been found stating the litigation was resolved."
* Deceased Borrower(s) (Lvl 3)     "The borrower xx was deceased on 6XX/XX11. The death certificate is not found in the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per the review of the PACER report, the borrower xx had filed for bankruptcy under xx on xx with the xx. As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of collateral is xx,xx.00."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is on second lien position as there is an HOA lien in the amount of xx and it was recorded on date XX/XX/XX07, in the favor of xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated business form is missing from the loan file."
* Property Damage (Lvl 2)     "As per the comment datedXX/XX/XX14, there is drywall damage behind the bathroom toilet. The living room ceiling is damaged. No further details have been found. As per the comment dated 1XXX/XX18, no repairs and damages have been found."
* MI, FHA or MIC missing and required (Lvl 2)     "Loan type is FHA and original LTV is 97.717% its greater than 80.000%. MI certificate is required but not available in the loan file."
* Foreclosure Delay or Contested (Lvl 2)     "As per the comment dated XXX/XX14, the contested matter was identified. No further details have been found. As per the comment dated xx, the contested matter was resolved."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5301109	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$7,381.40	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Investor	Yes	Yes	No	84.787%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XXX/XX19, shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with XXXX as nominee for xx.

The chain of assignment has been completed. The current assignment is from xx to xx

There is a certificate of tax sale for unpaid municipal lien for 2016 against the subject property, which was sold to xx on XX/XX/xx16 in the amount of xx. However the taxes not redeemed yet. The redemption date isXX/XX/xx19.

There is a certificate of tax sale for unpaid municipal lien for 2015 against the subject property, which was sold to xx on XX/XX/xx15 in the amount of xx. However the taxes were redeemed on XX/XX/xx16.

There is an active hospital lien in the favor of xx in the amount of xx recorded on XX/XX/XX14.

2018-19 combined taxes have been due in the amount of xx.
According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 18 months. The last payment received onXX/XX/XX18, the payment applied date was 5XX/XX17 and the next due date for payment is 6XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently in collection. The borrower is currently delinquent for 18 months. The last payment received onXX/XX/XX18, the payment applied date was 5XX/XX17 and the next due date for payment is 6XX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

The reason for default is decreased income. The subject property is occupied by the owner. The loan hasn’t modified since origination.  As per the comment dated 9XX/XX18 the borrower was loss mitigation.
According to the PACER, the borrower had filed bankruptcy under xx with the xx on xx. The POC was filed on 8XX/XX14, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 60 months. However the case was dismissed on XX/XX/XX18 due to borrower failure to make payments.
Foreclosure not initiated. There are no comments for damages.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the xx on xx. The POC was filed on 8XX/XX14, the POC amount is xx and the arrearage amount is xx. The debtor shall pay to the trustee xx for 60 months. However the case was dismissed on XX/XX/XX18 due to borrower failure to make payments.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Final Truth in Lending Discl. Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per Pacer bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Foreclosure not initiated.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan hasn't modified since origination.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 5XX/XX06   Variance:    Variance %:    Comment: Loan hasn't modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx  Tape Value: xx  Variance: 14 (Days)   Variance %:    Comment: As per note doc date is XXX/XX06; however tape reflectsXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999999999999999999F   Variance:    Variance %:    Comment: As per payment history string is 4444444444444; however tape reflects F99999999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: F99999999999999999999999 Variance: Variance %: Comment: As per payment history reversed string is 4444444444444; however tape reflects F99999999999999999999999. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XXX/XX19, there is a certificate of tax sale for unpaid municipal lien for 2016 against the subject property, which was sold to xx on XX/XX/XX16 in the amount of xx. The subject property is located in the xx which is a super lien state. There is a risk of property getting foreclose due to unpaid taxes. This can be cured by the redemption of tax certificate."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in second lien position. According to the updated title report dated XXX/XX19, there is a certificate of tax sale for unpaid municipal lien for 2016 against the subject property, which was sold to xx on XX/XX/XX16 in the amount of xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Water/Sewer Taxes (Lvl 2)     "According to the updated title report dated XXX/XX19, there is a certificate of tax sale for unpaid municipal lien for 2015 against the subject property, which was sold to xx on XX/XX/XX15 in the amount of xx. However the taxes redeemed on XX/XX/XX16."
* DTI > 60% (Lvl 2)     "According to the 1003 the total monthly income is in the amount of xx and the total monthly expenses is in the amount of xx hence, it exceeds the standard limit of 60%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan file.
NJ Attorney Disclosure
Unacceptability of Insurance Notice
Attorney Disclosure II
Tax Bill Information
Private Well Testing
Choice of Insurer Disclosure
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92300199	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,371.79	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Yes	Yes	No	29.854%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XXX/XX19 shows that the subject mortgage originated on xx with xx, which was recorded on xx.
The chain of assignment has been completed. The latest assignment is from xx, by xx, which was recorded onXX/XX/XX17.
There is a junior mortgage against the property in the favor of xx, in the amount of xx which was recorded onXX/XX/xx06.
In addition, there is a Hospital lien against xx in the favor of xx, in the amount of xx which was recorded on 8XX/XX16.
The annual combined taxes of 2018 have been paid in the amount of xx.
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 1 months and the next due date for the payment is 1XXX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected in the payment history is xx.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 1XXX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected in the payment history is xx.
Reason for default is unable to be determined.
The loan has not been modified since origination.
No evidences have been found regarding the foreclosure in the servicing comments.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx on xx. The plan was confirmed onXX/XX/XX14. According to the Confirmed xx plan, the debtor shall pay to the trustee the sum of xxxxx over 60 months by making monthly payments commencing on XX/XX/XX13. The motion for relief was entered onXX/XX/XX16. The date of the last filing of bankruptcy was XXX/XX19.
The comment datedXX/XX/XX18 shows that the property has been occupied by an unknown party.
According to the inspection report datedXX/XX/XX17 located at (xx), the subject property has been occupied by an unknown party and is in good condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx on xx. The plan was confirmed onXX/XX/XX14. According to the Confirmed xx plan, the debtor shall pay to the trustee the sum of xxxxx over 60 months by making monthly payments commencing on XX/XX/XX13. The motion for relief was entered onXX/XX/XX16. The date of the last filing of bankruptcy was XXX/XX19.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Credit Application Initial Escrow Acct Disclosure Missing Dicsloures	Field: Escrow Advance Balance per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: The escrow advance balance as payment history is xxxxD; Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.24%   Comment: The escrow balance as payment history is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidences have been found regarding the foreclosure in the servicing comments.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX06   Variance:    Variance %:    Comment: The loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.18%   Comment: The appraised value is xx per Appraisal report.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 64%   Variance:    Variance %: 33.83%   Comment: The original CLTV ratio percent is 97.500%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -12 (Days)   Variance %:    Comment: According to the Note, the origination date is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 78%   Tape Value: 64%   Variance:    Variance %: 14.33%   Comment: The original LTV ratio percent is 78.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123334444444   Tape Value: 999999999999877776674433   Variance:    Variance %:    Comment: According to the payment history, the reversed string is 123334444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444433321   Tape Value: 334476677878999999999999   Variance:    Variance %:    Comment: According to the payment history, the reversed string is 444444433321.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Final application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is Refinance.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The current UPB as payment history is xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The below required State disclosures are missing from the loan file:
1. TX Loan Agreement Notice.
2. Commitment Requirement/Anti-Tying.
3. TILA Disclosures in Spanish.
4. Choice of Insurance Notice.
5. Collateral Protection Insurance Disclosure.
6. Non-Deposit Investment Product Disclosure Are there any promotional materials?
7. Insurance Solicitation/Post Commitment Requirement.
8. Construction Loan Disclosure."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file; however, the values are updated as per the prior application located at (xx)."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40160519	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,670.47	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.465%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XXX/XX19 shows that the subject mortgage was originated on xx with XXXX as nominee for xx, which was recorded on xx.
The chain of assignment has been completed. The current assignment is from xx, which was recorded on XX/XX/xx16.
Active judgments or liens have been found as follows:
Two Hospital liens active against the xx, first in the favor of xx, in the amount of xx which was recorded on XX/XX/xx17 and second in the favor of xx, in the amount of xx which was recorded on XX/XX/xx18.
Also, three Civil Judgments against xx, first in the favor of xx, in the amount of xx, which was recorded on XX/XX/XX12 and second in the favor of xx, in the amount of xx which was recorded on XX/XX/XX16 and third in the favor of xx, in the amount of xx which was recorded on XX/XX/XX16.
The annual combined taxes of 2018 are due on XX/XX/xx19 in the amount of xx.
No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is currently delinquent for 13 months and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected as per the payment history is in the amount of xx.	Collections Comments:According to the servicing comments, the loan is in foreclosure and the next due date for the payment is 1XXX/XX17. The last payment was received onXX/XX/XX17 in the amount of xx, which was applied for 1XXX/XX17. The current UPB reflected as per the payment history is in the amount of xx.
Reason for default is unable to be determined.
The loan has not been modified since origination.
According to the comment dated XX/XX/XX18, the foreclosure was initiated in 2018 and the file was referred to an attorney on xx. However, no further information has been found regarding the sale.
According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx on xx. The POC was filed on 8XX/XX13 with the secured claim amount of xx and the amount of arrearage was xx. The plan was confirmed on 6XX/XX14. The motion for relief was filed onXX/XX/XXx17. The case was discharged on 1XXX/XX18.
According to the comment dated XX/XX/XX18, the subject property is owner-occupied.
The BPO and inspection reports are not provided.

Foreclosure Comments:According to the comment dated XX/XX/XX18, the foreclosure was initiated in 2018 and the file was referred to an attorney on xx. However, no further information has been found regarding the sale.
Bankruptcy Comments:According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx on xx. The POC was filed on 8XX/XX13 with the secured claim amount of xx and the amount of arrearage was xx. The plan was confirmed on 6XX/XX14. The motion for relief was filed onXX/XX/XXx17. The case was discharged on 1XXX/XX18.	Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per pacer bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX05   Variance:    Variance %:    Comment: The loan has not been modified since origination.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 80%   Variance:    Variance %: 10.00%   Comment: As per application CLTV is 90.00%; however tape reflects 80.00%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value: xx  Variance: -6 (Days)   Variance %:    Comment: As per note doc date is xx; however taper reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999992334567899CFF   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects FFFC9999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFC998765333299999999999   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects FFFC9999999999999.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: As per note property address is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per HUD-1 purpose of transaction is refinance; however tape reflects purchase.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Refinance Tape Value: Purchase Variance: Variance %: Comment: As per application purpose of application is refinance; however tape reflects purchase.&#xxD; Tape Source: Initial Tape Type:	B	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xxxx. The value of collateral that support the claim amount is xx. No comments indicating a cram down.”"
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in xx State. The following State disclosures are missing in the loan file:
1. Explanation of Personal Obligation.
2. Marital Property Act Disclosure.
3. Pre-Application Fee Disclosure.
4. Choice of Insurance Disclosure.
5. Escrow Disclosure.
6. Co-Signer Notice.
7. Tattle Tale Notice under the Marital Property Act."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test: Result: FAIL Loan Data: 0.000%, Comparison Data: 6.005% and Variance: -6.005%.
This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.005%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63319917	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,837.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$224,048.38	Not Applicable	5.875%	xx	XX/XX/XX15	Financial Hardship	The review of updated title report dated XX/XX/xx19 shows that the subject mortgage was originated on xx with lender XXXX as nominee for xx which was recorded on xx.
The chain of the assignment has been completed. Currently, the mortgage is with xx which was recorded on XX/XX/xx16.
1) There is an active civil judgment against the borrower xx, in the favor of xx which was recorded on XX/XX/XX09 for the amount of xx.
2) There is another judgment against the borrower xx, in the favor of xx which was recorded on XX/XX/XX09 the amount is unavailable.
3) There is an active civil judgment against the borrower xx, in the favor of xx which was recorded on XX/XX/XX09 for the amount of xx) There is another civil judgment against the borrower xx in the favor of xx which was recorded on XX/XX/XX09 the amount is unavailable.
The annual combined taxes of 2017 have been paid in the amount of xx. The 2018 combined annual taxes are due in the amount of xx for the due dateXX/XX/xx19. No delinquent taxes has been found for the prior year.
The review of payment history as of dated XX/XX/XX18 shows that the borrower is delinquent for 2 months and next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for due date 9XX/XX18 with the interest rate of 5.875%. The UPB is reflected in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement made on 5XX/XX15.	Collections Comments:According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with the xx on 4XX/XX14 and the plan was confirmed onXX/XX/XX14. The motion for relief from stay was filed on XX/XX/XX16. The debtor shall pay xx per month. The proof of claim was filed onXX/XX/XX14 with the claim amount of xx and the amount of arrearage is xx.
The reason for default per servicing comments is a reduction of income. The review of payment history shows that the borrower has been delinquent for 2 months and next due date for the payment is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx for due date 9XX/XX18. The UPB is reflected in the amount of xx till the due date of 9XX/XX18. The borrower has been making the payments as per the modification agreement.
A review of collection comment shows no indication of post-closing foreclosure activity.
The loan modification agreement was made on 5XX/XX15 between the borrower xx and, lender xx. The borrower promises to make a monthly payment of xx with the rate of interest is 5.875% beginning from 5XX/XX15 till maturity date 1XXX/XX52. The New Principal Balance stated in the modification is xx. The loan modification agreement dated 1XXX/XX10,XX/XX/XX11 and 1XXX/XX12 are found in the loan file.
The latest property inspection report is not available in the loan file to determine current property condition. No damage and repairs are found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with the xx on 4XX/XX14 and the plan was confirmed on XX/XX/XX17. As per the xx plan the debtor supposed to pay the trustee the amount of xx per month for the period of 60 months. The motion for relief from stay was filed on XX/XX/XX16. The debtor shall pay xx per month. The proof of claim was filed onXX/XX/XX14 with the claim amount of xx and the amount of arrearage is xx.The Voluntary Petition was filed on XX/XX/XX14.	The loan modification agreement was made on 5XX/XX15 between the borrower xx and, lender xx The borrower promises to make a monthly payment of xx with the rate of interest is 5.875% beginning from 5XX/XX15 till maturity date 1XXX/XX52. The New Principal Balance stated in the modification is xx. The loan modification agreement dated 1XXX/XX10,XX/XX/XX11 and 1XXX/XX12 are found in the loan file.	Missing Required State Disclosures Missing Dicsloures Credit Application	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 450 |---| -90 |----| -0.20% Comment: Amortization term months is 360. Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the original note the borrower last name is xx however tape reflects as xx   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX15   Tape Value:XX/XX/XX15   Variance: 20 (Days)   Variance %:    Comment: Doc date of last modification is 5XX/XX15.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 450   Variance: -90   Variance %: -0.20%   Comment: Loan original maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 5XX/XX15   Tape Value: 6XX/XX15   Variance: 31 (Days)   Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.22%   Comment: Original appraised value is xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 76%   Tape Value: 93%   Variance:    Variance %: -16.50%   Comment: CLTV is 76.358%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 76%   Tape Value: 93%   Variance:    Variance %: -16.50%   Comment: LTV is 76.358%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 244444444444   Tape Value: 899999888966655556665443   Variance:    Variance %:    Comment: The payment history string is 444444444442&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444442   Tape Value: 344566655656669888999998   Variance:    Variance %:    Comment: The payment history string reversed is 444444444442   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx Tape Value: xx Land   Variance:    Variance %:    Comment: Property city name is xx.   Tape Source: Initial   Tape Type:
Field: Property Postal Code   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: As per the original note the postal address code is xx however tape reflects as xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of refinance per application is cash out-other.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
1.Agent Preference Disclosure
2.Casualty Insurance Disclosure
3.Manufactured Home Loan Disclosures."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
																																																																																								* Property address changed since origination - address on updated title different from note (Lvl 2) "According to deed datedXX/XX/XX04 shows that the subject property address is "xx" and deed datedXX/XX/XX07 states that the subject property address is xx. As per updated Title report dated XXX/XX19 indicates that the subject property address is " xx". However, as per original Note, the subject property address is xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69977999	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$401.64	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX11	$39,618.43	Not Applicable	10.000%	xx	XX/XX/XX11	Financial Hardship	The updated title report dated onXX/XX/xx19 shows that the mortgage was originated on xx which was recorded on xx with XXXX As nominee xx
The chain of assignment has been completed. Currently, the mortgage assignment is with xx

There is mechanics lien open against xx in the favor of xx in the amount of xx which was recorded onXX/XX/XX15.
There is civil judgment open against xx in the favor of xx. in the amount of xx which was recorded on XXX/XX15.
2018 combined 1st annual taxes have been paid in the amount of xx.
2018 combined 2nd annual taxes are due onXX/XX/XX19 in the amount of xx.	The Payment History dated as of 1XX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 10.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX11.

Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as of 1XX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 10.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 1XXX/XX11.
There is no foreclosure activity found in the recent 24 months.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found.
Latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx and xx. on 1XXX/XX04 with the new modified unpaid principal balance is xx. The interest bearing amount was xx with interest rate 4.1210.00% and the modified P&I was xx. The first modified payment due date was 1XXX/XX11 and the maturity date will be 9XX/XX51.	Right of Rescission
HUD-1 Closing Statement
Origination Appraisal
Notice of Servicing Transfer
Initial Escrow Acct Disclosure
Credit Application
Affiliated Business Disclosure
Final Truth in Lending Discl.
Missing Required Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization term months (CE, S&P) Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 1XXX/XX11   Tape Value: 1XXX/XX11   Variance: 4 (Days)   Variance %:    Comment: Doc date of last modification is 1XXX/XX11.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Is REO active ? No Applicable.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original Maturity term months 360.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101211000000   Tape Value: 11112C1111111111CC1112C1   Variance:    Variance %:    Comment: Payment History String is 101211111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000112101   Tape Value: 1C2111CC1111111111C11111   Variance:    Variance %:    Comment: Payment History String reversed is 11111111112101.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx Variance:    Variance %:    Comment: Property address street is xx Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: xx Tape Value: Single Family Variance: Variance %: Comment: Subject property type xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement along with estimated HUD-1 / itemization of fees are missing from the loan file."
* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing from the Short form loan policy."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Variation in Parcel number(APN#) (Lvl 2)     "According to updated title report datedXX/XX/XX19, there is variation in parcel no between tax certificate and recorded mortgage (xx). Recording mortgage shows Parcel ID: xx; however, the tax certificate shows Parcel ID: xx."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Servicing providers discloser is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59993412	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maine	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,063.49	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.550%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$156,909.21	Not Applicable	3.990%	xx	XX/XX/XX12	Convert ARM to Fixed	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on xx with the lender xx. which was recorded onXX/XX/xx07.
The chain of the assignment has been completed.  The latest assignment is from  xx which was recorded onxx
No active liens and judgments have been found.
The 2018 Combined 1st installment taxes have been paid on XX/XX/xx18 in the amount of xx and 2nd installment annual taxes are due on XX/XX/XX19 in the amount of xxx.
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 6 months and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on XX/XX/XX12.

Collections Comments:The loan is currently in bankruptcy and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the servicing comments, the reason for default of the borrower was an illness of the borrower.
The loan has been modified once since origination. As per the modification agreement which was made on XX/XX/XX12. The borrower promises to make a monthly payment of xx with the rate of interest 3.990%, beginning from XX/XX/XX12 till the maturity date of XX/XX/XX48.  The new principle balance stated in the Modification is in the amount of xx. The amount of xx has been forgiven from the unpaid principal balance. Hence, the interest-bearing amount is xx.
As per the servicing comments, the foreclosure activity has not been initiated.
According to the PACER, the borrower “xx” had filed bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX15. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the 60 months. The first six months in the amount of xx and xx per month for the remaining 54 months. The POC was filed on XX/XX/XX15 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy was on XX/XX/XX18.
As per the BPO report dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower “xx” had filed bankruptcy under xx with the xx on xx and the plan was confirmed on XX/XX/XX15. As per the order confirming xx plan the debtor was supposed to pay to the trustee for the 60 months. The first six months in the amount of xx and xx per month for the remaining 54 months. The POC was filed on XX/XX/XX15 with the POC amount xx and the amount of arrearage is xx. The Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. There is no comment indication a cram down.  The date of last filing bankruptcy was on XX/XX/XX18.

The Loan modification agreement was made on XX/XX/XX12, between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 3.990%, beginning from XX/XX/XX12 till the maturity date of XX/XX/XX48. The new principle balance stated in the Modification is in the amount of xx. The amount of xx has been forgiven from the unpaid principal balance. Hence, the interest-bearing amount is xx. The loan has been modified once since origination.

Affiliated Business Disclosure
Origination Appraisal
Right of Rescission
Final Truth in Lending Discl.
Credit Application
Loan Program Info Disclosure
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Missing Required State Disclosures
HUD-1 Closing Statement	Field: Amortization Term Months (CE, S&P) Loan Value: 480 Tape Value: 436 |---| 44 |----| 0.10% Comment: As per the note, amortization term months is 480;however, tape data reflects with 436.&#xxD; Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is a balloon note.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 8XX/XX12   Tape Value:XX/XX/XX12   Variance: 13 (Days)   Variance %:    Comment: The Document Date of the Last Modification is 8XX/XX12; however, tape data reflects with XX/XX/XX12.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per the payment history, escrow balance per payment history is xxx; however, tape data reflects with (xx).   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated. Hence, REO active is not applicable; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 436   Variance: -76   Variance %: -0.17%   Comment: As per the note, loan original Maturity term months is 360; however, tape data reflects with 436.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443210444444   Tape Value: 999999999998887755444566   Variance:    Variance %:    Comment: The Payment History String is 444444012344; however, tape data reflects with 99999999999988887755444566.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444012344 Tape Value: 665444557888899999999999 Variance: Variance %: Comment: The Payment History String reversed is 444444012344; however, tape data reflects with 6654445578889999999.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification agreement which was made on XX/XX/XX12, between the borrower “xx” and the lender “xx.” According to the modified terms, the current principal balance is xx; however, the lender has forgiven the amount of xx which exceeds 2% of the modified principal balance. Currently, the new principal balance is xx."	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on XX/XX/XX15, shows that the amount of claim without deducting the value of the collateral as xx,xx and value of the collateral as xx. Hence, the unsecured portion is xx. There is no comment found regarding a cram down."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 along with itemization and estimated HUD-1 are missing from the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "The Right of Rescission is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "The final applicatiXX/XX03 is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maine State. The following required state disclosures are missing from the loan file.
1. Notice to Cosigner.
2. Title Attorney Disclosure.
3. Choice of Insurance Notice.
4. Withholding Tax Disclosure."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine the Operative Index value from the available loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69929685	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,426.10	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$142,473.53	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on xx with the lender XXXX as nominee for The xx. which was recorded on xx
There is an active prior mortgage against the subject property which was originated on XX/XX/xx06 for the amount of xx with the lender XXXX as nominee for xx which was recorded on XX/XX/xx06.
There is an active water sewer lien against the subject property in the favor of xx for the amount of xx which was recorded on XX/XX/xx16.
There are two civil judgments against the borrower xx in the favor of xx for the total amount of xx which was recorded onXX/XX/XX15 andXX/XX/XX15 respectively.
The 2018 annual taxes are paid in the amount of xx.	According to the latest payment history as of XX/XX/XX18, the borrower is delinquent for 3 months and the next due date is 9XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The unpaid principal balance is reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on XXX/XX13.	Collections Comments:According to the servicing comments, the loan is in an active bankruptcy.
According to the latest payment history as of XX/XX/XX18, the borrower is delinquent for 3 months and the next due date is 9XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied for the due date of 8XX/XX18. The unpaid principal balance is reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on XXX/XX13 between the borrower xx and the lender xx. According to the modified terms, the new modified principal balance is xx. The borrower promises to pay the amount of xx with the rate of interest 4.00% beginning from XXX/XX13 for 60 months. Further, the borrower will pay the amount of xx with the rate of interest 4.5% beginning from XXX/XX18 for 228 months. The new maturity date is XXX/XX37.
xx (borrower/debtor) had filed bankruptcy under xx with the xx on xx The plan was confirmed on XX/XX/XX17. The debtor had filed amended xx plan on XX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay xx for 48 months. The creditor xx had filed POC on XX/XX/XX17 with a secured claim of xx and arrears of xx.
According to the BPO report datedXX/XX/XX16 located at “xx”, the subject property needs new roof. The estimated amount of repair was xx. As per the collection comment dated 1XXX/XX16, the subject property was damaged due to hail from year ago. The comment dated 1XXX/XX16, the loss draft was received; however, the amount is not available. According to the inspection report datedXX/XX/XX18 located at “xx”, the subject property was occupied by unknown party with good condition. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx (borrower/debtor) had filed bankruptcy under xx with the xx onXX/XX/XX17. The plan was confirmed on XX/XX/XX17. The debtor had filed amended xx plan on XX/XX/XX17 which was confirmed on XX/XX/XX17. According to the plan, the debtor shall pay xx for 48 months. The creditor xx had filed POC on XX/XX/XX17 with a secured claim of xx and arrears of xx.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on XXX/XX13 between the borrower xx and the lender xx. According to the modified terms, the new modified principal balance is xx. The borrower promises to pay the amount of xx with the rate of interest 4.00% beginning from XXX/XX13 for 60 months. Further, the borrower will pay the amount of xx with the rate of interest 4.5% beginning from XXX/XX18 for 228 months. The new maturity date is XXX/XX37.	Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 288 |---| 72 |----| 0.25% Comment: The amortization months are 360. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan is currently in active bankruptcy.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX13   Tape Value:XX/XX/XX13   Variance: 27 (Days)   Variance %:    Comment: per document the modified date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: No escrow balance in the payment history.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan is step modified.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 288   Variance: 72   Variance %: 0.25%   Comment: The maturity term of months is 360.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan is step modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 344444443322   Tape Value: CCCC1C111112223244444555   Variance:    Variance %:    Comment: The payment history string is 3444444443322.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 223344444443   Tape Value: 555444442222211111CCCCCC   Variance:    Variance %:    Comment: The payment history string is 3444444443322.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The purpose of refinance is lower rate of interest.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: Borrower does not receives cash to amount. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX18, there is an issue with the recording sequence of the subject mortgage and piggyback loan. The subject mortgage was originated on xx in the amount of xx which was recorded on xx in Instrument xx. The Piggyback loan was taken on the same date, that is on XX/XX/XX06 in the amount of xxowever, this piggyback loan was recorded prior to the recording of subject mortgage on XX/XX/XX06 in Instrument xx. The Title Policy at origination also reflect this piggyback loan in its Scheduled B under Requirements."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as there is an active water sewer lien against the subject property in the favor of xx for the amount of xx which was recorded on XX/XX/XX16.
The subject property is located in xx which is a super lien state. There is a risk of property being foreclosed due to above unpaid lien.
This can be cured by paying off the lien along with late fees and accrued interest."	* Application Missing (Lvl 2) "Final loan application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located xx state. The required state disclosures are missing from the loan file.
1. MO Collateral Protection Act Notice
2.Borrowers Choice of Insurer or Agent"
* Missing Required Disclosures (Lvl 2)     "The list of service providers are missing in the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is Moderate due to:-
This loan failed the first lien prohibited fees test.
This loan failed the broker fees test.
This loan failed the origination fee and broker fee test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing in the loan files."
* XXX State Regulations Test Failed (Lvl 2)     "XXX State Regulations are failed for:-

1) This loan failed the first lien prohibited fees test. Fail: Charged:-xx Allowed: xxx Over By: +xx

2) This loan failed the broker fees test. Fail: Charged:-xx Allowed: xx Over By: +xx

3) This loan failed the origination fee and broker fee test. Fail: Charged:-xx Allowed: xx Over By: +xx"
																																																																																								* Property Damage (Lvl 2) "According to the BPO report datedXX/XX/XX16 located at “xx”, the subject property needs new roof. The estimated amount of repair was xx. As per the collection comment dated 1XXX/XX16, the subject property was damaged due to hail from year ago. The comment dated 1XXX/XX16, the loss draft was received; however, the amount is not available. According to the inspection report datedXX/XX/XX18 located at “xx”, the subject property was occupied by unknown party with good condition. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9218843	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,947.83	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	55.518%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$510,345.79	$269,718.91	2.000%	xx	XX/XX/XX10	Financial Hardship	The review of the updated title report dated XXX/XX19 shows that the subject mortgage was originated on xx which was recorded on xx, in the amount of xx, with XXXX as nominee for xx
The chain of assignment has been completed. The last assignment was from xx to xx
There is a junior mortgage active in the favor of xx in the amount of xxx recorded on XX/XX/xx06.
There is a junior civil judgment against the borrower "xx" in the favor of xx for the amount of xx recorded on XX/XX/XX18 as instrument# xx
The 2nd installment of 2018-2019 property taxes have been due in the amount xx. If not paid byXX/XX/XX19, these taxes will become delinquent.
As per the tax notes, all the prior year taxes have been paid.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied to due date 1XXX/XX18. The next due date is 1XXX/XX18. The UPB reflected in the payment history is in the amount of xx.	Collections Comments:The loan is currently in the collection. According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month. The last payment was received on 1XXX/XX18 in the amount of xx, which was applied to due date 1XXX/XX18. The next due date is 1XXX/XX18. The UPB reflected in the payment history is in the amount of xx.
The loan has been modified once since origination on XX/XX/XX10 with new UPB in the amount of xx;  however, the amount of xx of the new principal balance has been deferred. This deferred amount will become due and payable in full on new maturity date 4XX/XX50.
No evidence of foreclosure activity has been found in the loan file.
The subject property is located in the county where recent FEMA disaster is declared (xx). According to servicing comment dated XX/XX/XX18, the inspection for any damage regarding the FEMA was ordered; however, the comment dated XX/XX/XX18 shows that the inspection results did not report any damage or repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between the borrower ‘xx’ and lender ‘xx’ on 4XX/XX10 The new modified principal balance is in the amount of xx. Out of the new principal balance, the amount of xx has been deferred. The borrower promises to pay the interest bearing principal balance of xx with step interest rate starting at 2.00% and new P&I in the amount of xx beginning from XX/XX/XX10. The new maturity date will be 4XX/XX50.	Notice of Servicing Transfer Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure	Field: Borrower #2 First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.10%   Comment: AS per modification deferred balance is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.10%   Comment: AS per modification deferred balance is xx; however tape reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 4XX/XX10   Tape Value:XX/XX/XX10   Variance: 7 (Days)   Variance %:    Comment: As per modification doc date is 4XX/XX10; however tape reflectsXX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per note interest only period is yes; however tape reflects no.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No activity pertaining to foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization type is step; however tape reflects fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per note maturity term months are 360; however tape reflects 480.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 4XX/XX10   Tape Value: 4XX/XX18   Variance: 2922 (Days)   Variance %:    Comment: As per modification step 1 date is 4XX/XX10; however tape reflects 4XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 5.1%   Variance:    Variance %: -3.13%   Comment: As per modification step 1 rate is 2.00%; however tape reflects 5.125%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.15%   Comment: As per ote P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111221111   Tape Value: 2311123CC1C121111121C231   Variance:    Variance %:    Comment: As per payment history string is 111111111111111; however tape reflects 132c12313332322121.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111122111111   Tape Value: 132C121112121C1CC3211132   Variance:    Variance %:    Comment: As per payment history reversed string is 111111111111111; however tape reflects 132c12313332322121.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: As per note property address is xx; however tape reflects xx Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. The following state disclosures are missing in the loan files.

1. Impound Account Disclosure
2. Cosigner Notice
3. Hazard Insurance Disclosure
4. Insurer Recommendation Disclosure
5. Anti-Tying Disclosure
6. Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "The subject property is located in the xx county where recent FEMA disaster is declared (xx). According to servicing comment dated XX/XX/XX18, the inspection for any damage regarding the FEMA was ordered; however, the comment dated 1XXX/XX18  shows that the inspection results did not report any damage or repairs pertaining to the subject property."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per ROR, the transaction date is XX/XX/XX05 which is different than the note date XX/XX/XX05."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm an operative index value from the available loan files."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Settlement date is different from note date (Lvl 2)     "As per the final HUD-1, the settlement date is XX/XX/XX05 which is different than the note date XX/XX/XX05. The subject property is located in xx state."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93157219	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$437.10	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.150%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	7.520%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$56,652.90	Not Applicable	5.250%	xx	XX/XX/XX12	Financial Hardship	The updated title report dated XXX/XX19, states that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with xx.
The chain of assignment is incomplete as there is break in assignment from xx to XXXX., as nominee for xx. Currently, the mortgage assignment is with xx
No active liens and judgment have been found.
2018 taxes are paid in the amount of xx.
2018 taxes are due in the amount of xx.
No prior year delinquent taxes have been found.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.25%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 9XX/XX12.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.25%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 9XX/XX12.
There is no foreclosure activity found in recent 24 months.
According to the PACER, the borrower had filed bankruptcy under xx with the xx on xx. Schedule D in voluntary petition datedXX/XX/XX13 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. This case was dischargedXX/XX/XX13 and terminated onXX/XX/XX13.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under xx with the xx onXX/XX/XX13. Schedule D in voluntary petition datedXX/XX/XX13 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. This case was dischargedXX/XX/XX13 and terminated onXX/XX/XX13.	The loan was modified on 9XX/XX12 between the borrower xx and xx. with the new modified principal balance xx. The interest bearing amount was xx with interest rate 5.25% and the modified P&I was xx. The first modified payment due date was 1XXX/XX12 and the maturity date will be 1XXX/XX36.	Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 290 |---| 70 |----| 0.24% Comment: As per note amortization months are 360. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER bankruptcy was filed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX12   Tape Value: XX/XX/XX12   Variance: 46 (Days)   Variance %:    Comment: The loan was modified on 9XX/XX12.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure was not initiated.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 290   Variance: 70   Variance %: 0.24%   Comment: Captured as per Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111221221122   Tape Value: 12CC11111111211111111111   Variance:    Variance %:    Comment: As per payment history string is 011122122112.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 221122122111   Tape Value: 1111111112121111111CCC21   Variance:    Variance %:    Comment: As per payment history reverse string is 211221221110.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per application purpose of refinance is cash out other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Transaction is cash out Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 2) "According to the PACER, the borrower had filed bankruptcy under xx with the case# xx on xx. Schedule D in voluntary petition datedXX/XX/XX13 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx. This case was dischargedXX/XX/XX13 and terminated onXX/XX/XX13."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR was not hand dated by the borrower."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx, Comparison data is xx and variance is -xx.
This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, Comparison data is xx and variance is -xx."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to updated title report XXX/XX19, the chain of assignment is incomplete as there is break in assignment from xx to xx., as nominee for xx. Currently, the mortgage assignment is with xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in xx State. Following disclosures are missing from the loan file.
1.MI Borrower's Bill of Rights
2.MI Consumer Caution and Homeownership Counseling Notice
3.Choice of Insurance Agent"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of servicing providers disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26547616	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,339.38	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	48.151%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$204,249.18	Not Applicable	3.625%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on xx with the lender xx which was recorded on xx.
The chain of assignment has been completed. The last assignment was done from xx which was recorded on XX/XX/xx16.
There are four HOA liens against the subject property in the favor of xx in the total amount of xx which was recorded on different dates. The subject property is located in xx State.
There are two credit card judgments against the borrower xx in the favor of xx in the amount of xx and of xx which was recorded onXX/XX/xx09 andXX/XX/xx10 respectively.
All the prior year taxes have been paid.
The 2018 taxes were due in the amount of xx.	According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The unpaid principal balance is reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX13.	Collections Comments:According to the servicing comments, the loan is in an active collections.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 9XX/XX18. The unpaid principal balance is reflected in the amount of xx.
According to the servicing comment dated XX/XX/XX18, the borrower is default due to curtailment in income.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX13 between the borrower xx and the lender xx. According to the modified terms, the new unpaid principal balance is xx. The borrower is qualifies for the total principal reduction in the amount of xx. The lender has agreed to forgive the amount of xx of the unpaid principal balance on the modification effective date. The current modified principal balance is xx which will be considered as interest-bearing principal balance. The borrower promises to pay the amount of xx with the rate of interest 3.625% beginning from XXX/XX13 for 413 months. The new maturity date is 6XX/XX47.
No foreclosure activity has been found.
xx (borrower/debtor) had filed bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX10. The debtor had filed proposed xx plan onXX/XX/XX10 which was confirmed on XX/XX/XX10. According to the plan, the debtor shall pay the amount of xx bi-weekly. According to the PACER report (claim register), the creditor xx. had filed POC onXX/XX/XX10 with a secured claim amount of xx. However, the document is not available. According to the trustee’s final report which was filed onXX/XX/XX12, the debtor had paid the arrears of xx. The order on motion to reopen the case was granted onXX/XX/XX13. However, the case was dismissed on 8XX/XX12 and terminated onXX/XX/XX13 due to the debtor fails to make the plan payments.
According to the servicing comment dated XX/XX/XX18, the subject property is in original owner condition with no damages or repairs. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx (borrower/debtor) had filed bankruptcy under xx with the xx on xx. The plan was confirmed on XX/XX/XX10. The debtor had filed proposed xx plan onXX/XX/XX10 which was confirmed on XX/XX/XX10. According to the plan, the debtor shall pay the amount of xx bi-weekly. According to the PACER report (claim register), the creditor xx had filed POC onXX/XX/XX10 with a secured claim amount of xx. However, the document is not available. According to the trustee’s final report which was filed onXX/XX/XX12, the debtor had paid the arrears of xx. The order on motion to reopen the case was granted onXX/XX/XX13. However, the case was dismissed on 8XX/XX12 and terminated onXX/XX/XX13 due to the debtor fails to make the plan payments.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made onXX/XX/XX13 between the borrower xx and the lender xx According to the modified terms, the new principal balance is xx. The borrower is qualify for the total principal reduction in the amount of xx. The lender has agreed to forgive the amount of xx of the unpaid principal balance on the modification effective date. The current modified principal balance is xx which will be considered as interest-bearing principal balance. The borrower promises to pay the amount of xx with the rate of interest 3.625% beginning from XXX/XX13 for 413 months. The new maturity date is 6XX/XX47.	Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 480 Tape Value: 413 |---| 67 |----| 0.16% Comment: Amortization term in months are 480. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The loan has balloon provision.   Tape Source: Initial   Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The bankruptcy was filled on xx. The case was dismissed on XX/XX/XX12.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX13   Tape Value:XX/XX/XX13   Variance: 20 (Days)   Variance %:    Comment: The date of last modification isXX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No foreclosure activity has been found.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 413   Variance: -53   Variance %: -0.13%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 53 months to the term and the new Term in Months is 413. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX13   Tape Value: XXX/XX13   Variance: 31 (Days)   Variance %:    Comment: First payment date is XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: 0.37%   Comment: The original CLTV ration percent id 80.000%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 80%   Variance:    Variance %: 0.37%   Comment: The original standard LTV is 80.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 223444444110   Tape Value: CCCCCC1CC111111123454552   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 223444444110.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011444444322   Tape Value: 255454321111111CC1CCCCCC   Variance:    Variance %:    Comment: The Payment History String reversed is 011444444322. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of application is purchase.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Cash Out   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is Purchase.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Purchase. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: xx Tape Value: Single Family Variance: Variance %: Comment: The subject property type is xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan has been modified once since origination. According to the modified terms, the new unpaid principal balance is xx. The borrower is qualifies for the principal reduction in the amount of xx. The lender has agreed to forgive the amount of xx of the unpaid principal balance on the modification effective date which exceeds 2% of the modified principal amount of xx."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in xx State. The following required state disclosures are missing from the loan file.
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine an operative index value as the supportive documents are missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90044907	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.610%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.886%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX08	$58,917.57	Not Applicable	6.000%	xx	XX/XX/XX08	Financial Hardship	The review of the updated title report datedXX/XX/xx19 shows that the subject mortgage was originated on xx and was recorded on xx, in the amount of xx, with lender xx
 The chain of assignment has not been completed. The latest assignment is with xx recorded on XX/XX/xx16 with Instrument# xx.
There is a senior mortgage which was originated and recorded on 5XX/XX93, in the amount of xx, with lender xx, with Instrument# | Book/Page# xx.
There are 2 judgments against the borrower. The first judgment is in the favor of xx recorded on XXX/XX96 in the amount of xx. The second judgment is in favor of xx recorded onXX/XX/XX14 in the amount of xx.
 No prior year delinquent taxes have been found. The 2018 annual county taxes are exempted.
According to the payment history as of dated XX/XX/XX18, the borrower is currently delinquent for 4 months. The last payment was received on XX/XX/XX18 which was applied for the due date of 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 6.000%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The current status of the loan is in the collection.
As per the payment history as of XX/XX/XX18, the borrower is currently delinquent for 4 months. The last payment was received on XX/XX/XX18, the payment applied date was 7XX/XX18 and the next due date for payment is 8XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 6.000%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.
No comments regarding the foreclosure and bankruptcy have been found.
The loan has been modified since the origination. The loan was modified onXX/XX/XX08 between the borrowers xx and lender xx. The new modified principal balance as per modification is in the amount of xx with an interest rate starting at 6.000 % and the borrower promises to pay P&I in the amount of xx beginning from 9XX/XX08. The maturity date as per modification is 8XX/XX38. There is no principal forgiven amount or deferred balance. This loan was modified once.
The reason for default is excessive obligations. The subject property has been occupied by the owner. The borrower's intention is to keep the property. No comments regarding the damage or repair have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified onXX/XX/XX08 between the borrowers xx and lender xx The new modified principal balance as per modification is in the amount of xx with an interest rate starting at 6.000 % and the borrower promises to pay P&I in the amount of xx beginning from 9XX/XX08. The maturity date as per modification is 8XX/XX38. There is no principal forgiven amount or deferred balance. This loan was modified once.	Affiliated Business Disclosure Prepayment Penalty Rider Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 180 Tape Value: 360 |---| -180 |----| -0.50% Comment: The Original Note reflects the Loan Maturity Term in Months as 180.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy &#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 360   Variance: -180   Variance %: -0.50%   Comment: The Original Note reflects the Loan Maturity Term in Months as 180. The last Modification added 180X months to the term and the new Term in Months is 360. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144411112   Tape Value: CCCCCC111111111111234444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432144411112. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211114441234   Tape Value: 444432111111111111CCCCCC   Variance:    Variance %:    Comment: The Payment History String reversed is 211114441234.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value:XX/XX/XX38 Tape Value: 8XX/XX38 Variance: -10 (Days) Variance %: Comment: Stated Maturity Date per Modification isXX/XX/XX38.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "Major title issue.The subject mortgage at a lower position.
The updated title report datedXX/XX/XX19, there is a senior mortgage was originated and recorded on 5XX/XX93, in the amount of xx, with lender xx, with Instrument# | Book/Page# xx.
The Short form Title Policy of schedule B does not show information regarding the senior mortgage. Also, the HUD 1-A does not show payoff for this mortgage. No release or satisfaction document was found in the loan document stating the prior mortgages have been released."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at a lower position.
As per the updated title report datedXX/XX/XX19, there is a senior mortgage which was originated and recorded on 5XX/XX93, in the amount of xx, with lender xx, with Instrument# | Book/Page# xx
The Short form Title Policy of schedule B does not show information regarding the senior mortgage. Also, the HUD 1-A does not show payoff for this mortgage."
* Active Judgment Against Borrower (Lvl 3)     "Active judgment against the borrower.
As per the review of the updated title report datedXX/XX/XX19, there is a senior judgment against the borrower in the favor of xx., recorded on XXX/XX96 in the amount of xx. The short form policy does not show any exception for this. This can be cured by paying off the judgment amount along with interest rate and penalty."
* Deceased Borrower(s) (Lvl 3) "As per the servicing comments dated XX/XX/XX18 the borrower xx had deceased. The date of death is not available. Also, the death certificate is not available. No probate information was found from the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Prepayment Rider Missing (Lvl 2)     "The original note contains the pre-payment penalty term, however the pre-payment rider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the xx state. The following state disclosures are missing from the loan file:
1. Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2. Anti-Tying Disclosure
3. Financial Institution Choice of Insurance Disclosure"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* TIL not hand dated (Lvl 2)     "The Final Truth In Lending is not hand dated by the borrowers."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "The Right of Rescission is not hand dated by the borrowers."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24427623	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$235.28	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	16.495%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX07	$42,974.52	Not Applicable	9.990%	xx	XX/XX/XX07	Financial Hardship	The review of updated title report datedXX/XX/xx19 states that the subject mortgage was originated on xx and which was recorded on xx (Instr | Book/Page# xx) in the amount of xx which is in the favor of XXXX as nominee for xx
The chain of assignment of mortgage has been completed as the last assignment was from xx
There are no active liens and judgments against the borrower.
The 1st and 2nd installments of 2017 property taxes have been paid in the amount of xx.
No prior years delinquent taxes have been found.
The review of payment history as of XX/XX/XX18 shows that the borrower is current with the mortgage payments and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to 1XXX/XX18. The UPB in the payment history is reflected in the amount of xx. The current P&I is xx and the current PITI is xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:According to collection comments as of XX/XX/XX18, the borrower is current with the loan payments. The next due date is 1XXX/XX18.
According to the last contact to the borrower on XX/XX/XX18, the borrower had informed the servicer about hardship which is due to marital difficulties. The borrower is going through a divorce.
The loan was last modified on 5XX/XX07  with new UPB in the amount of  xx.
No foreclosure activity has been found.
As per collection comments, the property has been occupied by the owner.
No evidence of any damage or repair to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made between the lender " xx" and the borrower " xx". As per modified terms, the borrower promises to pay the new UPB in the amount of xx with fixed interest at the rate of 9.99% beginning from 6XX/XX07. The new P&I is xx. The maturity date will be 5XX/XX33.	Missing Required State Disclosures Affiliated Business Disclosure Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 315 |---| 45 |----| 0.14% Comment: The Note reflects the maturity terms as: 360. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The modification agreement does not show any deferred amount so the deferred balance is not applicable.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xxxx   Variance: xxx   Variance %: -1.00%   Comment: The Payment History reflects the escrow balance as xx Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated so the REO active is not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 315   Variance: 45   Variance %: 0.14%   Comment: The Note reflects the maturity terms as: 360. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx   Tape Value:XX/XX/XX03   Variance: 6 (Days)   Variance %:    Comment: The Note reflects the note date as: xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012010101211   Tape Value: 2CCC1CC1CC11C1CC1CCCCCC1   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 012010101211. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112101010210   Tape Value: 1CCCCCC1CC1C11CC1CCCCCC2   Variance:    Variance %:    Comment: The Payment History String reversed is 112101010210. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX33   Tape Value: 8XX/XX33   Variance: 92 (Days)   Variance %:    Comment: The Note reflects the maturity date as: 5XX/XX13. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history review the UPB is xx. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The property is located in IN state, the following required state disclosures are missing from the loan files.
1. Hazard Insurance Disclosure
2. Federal Consumer Credit Protection Act Disclosure
3. Insurance Freedom of Choice Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is Moderate as this loan failed exceptions test for the Indiana license validation test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan files."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined from the available loan files."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan files."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
																																																																																								* XXX Exceptions Test Failed (Lvl 2) "This loan failed exceptions test for the Indiana license validation test."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18913038	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$542.73	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.150%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	25.830%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$68,422.11	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	According to the updated title report dated XX/XX/xx19,the subject mortgage was originated on xx with lender XXXX as nominee for xx. and was recorded on xx.
The chain of the assignment has been completed. Currently, the assignment of mortgage is with xx which was recorded on XX/XX/xx16.
There is Junior mortgage in the favor of xx in the amount of xx which was recorded on XX/XX/XX20.
There are two State Tax Lien open against the borrowers in the favor of xx in the amount of xx which were recorded on XX/XX/XX18 and XX/XX/XX18.
The 2018 combined annual taxes installments have been paid in the cumulative amount of xx. No prior year’s delinquent taxes have been found.
Review of payment history as of dated XX/XX/XX18 shows that borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX13.	Collections Comments:Collection comments available from XX/XX/XX16 till XX/XX/XX18 shows that borrower is making irregular payments. The loan payments are currently 2 months delinquent. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX13.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX13  and ends with the maturity date of XX/XX/XX53.
* Late charges which were in the amount of xx had been forgiven from the UPB (68,567.97) hence, interest bearing is in the amount of xx.
No information pertaining to the foreclosure has been found.
No information pertain to the bankruptcy has been found.
As per the property inspection Report dated XX/XX/XX18, the subject property was owner occupied and the subject property is in good condition. There are no comments related to damage to the subject property. “xx”
Collection comment dated XX/XX/XX18 also shows that subject property is owner occupant.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower “xx” with lender “xx.” on effective date XX/XX/XX13.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX13  and ends with the maturity date of XX/XX/XX53.
* Late charges which were in the amount of xx had been forgiven from the UPB (68,567.97) hence, interest bearing is in the amount of xx.	Missing Required State Disclosures Affiliated Business Disclosure Missing Required Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: The Original Note reflects the Amortization Term Months as 360. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX13   Tape Value:XX/XX/XX13   Variance: 11 (Days)   Variance %:    Comment: The Modification reflects the modification date is 7XX/XX13.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: he Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 120 months to the term and the new Term in Months is 480.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321002240022   Tape Value: 123C12C12C12C12CC123CC12   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321002240022.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 220042200123   Tape Value: 21CC321CCC1C21C21C23C321   Variance:    Variance %:    Comment: The Payment History String reversed is 22042200123.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: The Application reflects the Purpose of Refinance as Change in Rate/Term. Tape Source: Initial Tape Type:	B	* State Tax Judgment (Lvl 2) "Updated title report dated XX/XX/XX19 shows that there are 2 state tax liens against the borrower xx; 1st one was recorded on XX/XX/XX18 in the amount of xx. 2nd one was recorded on XX/XX/XX18 in the amount of xx. Both are in the favor of xx."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in xx state. The below Required State disclosures are missing in the given loan files.
1] Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2] Disclosure of Additional Fees."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for prepayment penalty test.
The loan is a primary residence loan that charges a prepayment penalty with a term exceeding 3 years."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	26801893	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,107.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.800%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.283%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XXX/XX19 shows the subject mortgage was originated on xx in favor of XXXX as nominee for xx and also was recorded on xx.
The chain of assignment is complete. The latest assignment of mortgage is with xx and it was recorded on XX/XX/XX15.
Active judgments or liens have been found pending are as follows:
1) Credit Card Judgment against xx in favor of xx in the amount of xx and it was recorded on 8XX/XX13.
Annual taxes are in the amount of xx.
2018 1st half combined taxes are paid till 9XX/XX18 in the amount of xx.
2018 2nd half combined taxes are paid till 9XX/XX18 in the amount of xx.   No prior delinquent taxes have been found pending.
Provided payment history as of XX/XX/XX18, reveals that the loan is in delinquency for 1 months. The next due date for the payment is 1XXX/XX18. The borrower is not making regular payments as per ARM terms. The last payment of 1XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in delinquency. Provided payment history from XX/XX/XX16 to XX/XX/XX18 reveal that the loan is in delinquency for 1 months. The next due date for the payment is 1XXX/XX18. The borrower is not making regular payments as per ARM terms. The last payment of 1XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per ARM terms. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the latest 24 months servicing comments.
The borrower had filed bankruptcy under xx with xx on xx. The last petition was filed onXX/XX/XX17. The bankruptcy case was discharged onXX/XX/XX17 and also got terminated onXX/XX/XX17.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under xx with xx on xx. The last petition was filed onXX/XX/XX17. The bankruptcy case was discharged onXX/XX/XX17 and also got terminated onXX/XX/XX17.

Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 362 |---| -2 |----| -0.01% Comment: Amortization Term Month(CE, S&P) is 360 however the tape data shows it 360. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy (Post-Loan Origination)? is Yes however the tape data shows it No.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Is REO Active? is not Applicable however the tape data shows it No.   Tape Source: Initial   Tape Type:
Field: Lifetime Upward Rate Change Cap   Loan Value: 6.0%   Tape Value: 5.0%   Variance:    Variance %: 1.00%   Comment: Lifetime Upward Rate Change Cap is 6.000% however the tape data show it 5.000%.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 362   Variance: -2   Variance %: -0.01%   Comment: Loan Origination Maturity Term Month is 360 however the tape data shows it 362.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mod Step Indicator is Not Applicable however the tape data shows it No.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX06   Variance:    Variance %:    Comment: Modification First Payment Date is Not Applicable however the tape data shows it XXX/XX06.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 6XX/XX19   Tape Value: 7XX/XX18   Variance: -335 (Days)   Variance %:    Comment: Next Rate Change Date is 7XX/XX19 however the tape data shows it 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000011   Tape Value: CCCCCC111111111111111111   Variance:    Variance %:    Comment: Payment History String is 000000000011 however the tape data shows it ccccc1111111111111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110000000000   Tape Value: 111111111111111111CCCCCC   Variance:    Variance %:    Comment: Payment History String Reversed is 000000000011 however the tape data shows it 1111111111111111111111cccccccc.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx  Variance:    Variance %:    Comment: Property Address Street is xx however the tape data shows it xx  Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Lower rate or term   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Purpose of Refinance per Application is Lower rate or term however the tape data shows it Cash Out-Other.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX35 Tape Value: XXX/XX36 Variance: 62 (Days) Variance %: Comment: Stated Maturity Date is 1XXX/XX35 however the tape data shows it XXX/XX36. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "According to the servicing comment dated 1XXX/XX17, the co-borrower (xx) had deceased on XX/XX/XX12. The death certificate for the same was received on 1XXX/XX12."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of xx The following state disclosure are missing from the loan file.
IL Collateral Protection Insurance Notice.
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10112082	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$435.47	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	27.607%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XX/XX/xx19 shows that the subject mortgage was originated on xx with xx, (borrowers) and (lender) xx., which was recorded on xx. The chain of assignment is complete as the subject mortgage is with the current assignee,xx. No active liens and judgment has been found on updated title report. 2018 year annual City tax was paid on XX/XX/xx18 in the amount of xx.	Review of the payment history provided from 1XXX/XX16 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on 1XXX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 8.875%. Borrower is currently making the payment according to the original note terms.	Collections Comments:The subject loan is in collection. Review of the collection comments show that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on 1XXX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 8.875%. Borrower is currently making the payment according to the original note terms. There is no information found regarding foreclosure. Pacer did not reflect any bankruptcy filed by the borrower. As per comment dated XX/XX/XX18 subject property is occupied by the owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Initial Escrow Acct Disclosure	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 9XX/XX03   Variance:    Variance %:    Comment: No MOD since origination   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 85%   Tape Value: 80%   Variance:    Variance %: 5.00%   Comment: Original CLTV is 85.00%, tape shows 80.0%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 85%   Tape Value: 80%   Variance:    Variance %: 5.00%   Comment: Original LTV is 85.00%, tape shows 8000.00%   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121211011201   Tape Value: C12CCC23C11C3CC111C11121   Variance:    Variance %:    Comment: Payment string as per pay history is 11111111111111 however tape data shows 121111212C33C1121213C1C21   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 102110112121   Tape Value: 12111C1113C3C11C32C2C21C   Variance:    Variance %:    Comment: Payment string as per pay history is 11111111111111 however tape data shows 121111212C33C1121213C1C21   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: N/A Tape Source: Initial Tape Type:	B	* XXX State Regulations Test Failed (Lvl 2) "XXX State Regulation Test has been failed due to Prepayment Term Test which shows result as Loan Data 36 Months, Comparison Data 0Months, and Variance is 36Months.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to State Regulation has been failed for Prepayment Term Test."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	54233159	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$18,374.02	$11,615.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	1.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.225%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated XXX/XX198 shows that the subject mortgage was originated on xx with "XXXX as nominee for xx" and it was recorded on xx
..
The chain of assignment is completed as the subject mortgage is recently assigned to “xx” and this AOM was recorded on XX/XX/xx16.

Active liens/judgments/prior or junior Mortgage:

20XX/XX19 year 2nd half taxes of xx are due onXX/XX/XX19.
20XX/XX16 year 2nd half taxes, 20XX/XX17 year 2nd half taxes and 20XX/XX19 year 1st half taxes (xx) in the total amount of xx are delinquent and the payoff good through byXX/XX/xx19.

The review of updated payment history as of XX/XX/XX18, the loan is currently delinquent for +30 days and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received on XX/XX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.	Collections Comments:The loan is currently delinquent for +30 days and the next due date of payment is 1XXX/XX18. The last payment (P&I) was received on XX/XX/XX18 in the amount of xx for the due date of 1XXX/XX18. The UPB as of the date mentioned in the updated payment history is in the amount of xx. Borrower is currently making payments according to the original Note terms.
The comment dated XX/XX/XX18 states that the reason for default of the loan is illness of borrower’s family member.
The comment dated XX/XX/XX17 states that the subject property is occupied by owner and it's in good condition.
No evidences are available in 24 months servicing comments regarding foreclosure proceedings.
There is no information in the PACER regarding filing of Bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure	Field: First Pay Change Date Loan Value: 1XXX/XX05 Tape Value: XXX/XX05 |---| -334 (Days) |----| Comment: First pay change dateper Note is 1XXX/XX05 but tape shows XXX/XX05. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Lifetime Upward Rate Change Cap   Loan Value: 8.9%   Tape Value: 5.0%   Variance:    Variance %: 3.95%   Comment: Lifetime upoward rate change cap tape per Note is 8.952% but tape shows 5.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX04   Variance:    Variance %:    Comment: The loan is not modified since origination but tape shows the modified new 1st payment due date is 1XXX/XX04.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: XXX/XX19   Tape Value: XXX/XX19   Variance: -31 (Days)   Variance %:    Comment: The next rate change date is XXX/XX09 per Note but tape shows XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 79%   Variance:    Variance %: 0.67%   Comment: Original standard CLTV of the loan is 80.000% but tape shows 79.334%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 79%   Variance:    Variance %: 0.67%   Comment: Original standard LTV of the loan is 80.000% but tape shows 79.334%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122111211111   Tape Value: 22CC11C1C1C1111111211122   Variance:    Variance %:    Comment: Payment history srting imentioned in updated payment history tab for 12 months but tape shows for 24 months.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111112111221   Tape Value: 2211121111111C1C1C1CCC22   Variance:    Variance %:    Comment: The reversed payment history srting imentioned in updated payment history tab for 12 months but tape shows for 24 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The current UPB has been provided in updated payment history is in the amount of xx but tape shows xx. Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 3) "20XX/XX16 year 2nd half taxes, 20XX/XX17 year 2nd half taxes and 20XX/XX19 year 1st half taxes (xx) in the total amount of xx are delinquent and the payoff good through byXX/XX/XX19."
* Not all borrowers signed HUD (Lvl 3) "Final HUD is not executed by the borrower."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date is mentioned in final HUD-1 as XX/XX/XX04 which is different from Note date, XX/XX/XX04."
																																																																																								* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91802275	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,891.00	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.592%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report datedXX/XX/xx18 shows that the subject mortgage was originated on xx and was recorded on xx with instrument# xx in the amount of xx with XXXX as nominee For xx
The chain of the assignment is completed. Currently, the mortgage is with xx as a current assignee.

There is a mortgage in the favor of XXXX as nominee for xx for the amount of xx which was recorded on XX/XX/xx03 prior to the recording date of subject mortgage; However, the lien of the said mortgage has been subordinated to the lien of the subject mortgage through subordination agreement dated XX/XX/XX11.
No active judgments or liens have been found.
Property tax status:
The property taxes for the year 2018 have been paid.
No prior years delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower has been delinquent with the loan payments for the past 4 months. The next due date is 8XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied to the date 7XX/XX18. The UPB reflected in the payment history is in the amount of xx.The borrower has been making payments in accordance with the terms of the note.	Collections Comments:According to the review of servicing comments, the loan is active in bankruptcy.
According to the payment history as of XX/XX/XX18, the borrower has been delinquent with the loan payments for the past 4 months. The next due date is 8XX/XX18. The last payment was received on 1XXX/XX18 in the amount of xx which was applied to the date 7XX/XX18. The UPB reflected in the payment history is in the amount of xx.The borrower has been making payments in accordance with the terms of the note.
Latest servicing comments reflect that foreclosure has been on hold due to active bankruptcy.
No evidence of damage or repair pertaining to the subject property has been found and the property has been occupied by the owner.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under xx with the xx on xx.The plan filed by the debtor onXX/XX/XX16 was confirmed on XX/XX/XX16. The POC was filed on XX/XX/XX15 for the secured claim in the amount of xx and the arrearage amount is xx.	Not Applicable	Origination Appraisal Good Faith Estimate Notice of Servicing Transfer Right of Rescission	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Did not use for review.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 8XX/XX11   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: xx Tape Value:XX/XX/XX11   Variance: -6 (Days)   Variance %:    Comment: The Original Note reflects the Doc Date as xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999997756554445555   Variance:    Variance %:    Comment: the payment reflects in the Payment History String as 444444444444. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 555544455757799999999999   Variance:    Variance %:    Comment: the payment reflects in the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Limited Cash Out (GSE definition)   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as lower rate term   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is refinance   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history as of XX/XX/XX18, the UPB is xx; however, the tape reflects as xx. Tape Source: Initial Tape Type:	B	* Missing Appraisal (Lvl 2) "Appraisal report is missing from loan file; however, the values are updated as per the tape data."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
* Issue with the legal description or recorded instrument (Lvl 2)     "The recording date of the prior mortgage mentioned in the subordination agreement is incorrect.
 According to the subordination agreement dated XX/XX/XX11 (xx), the recording date of the prior mortgage which was subordinated to the lien of the subject mortgage isXX/XX/XX02; however, the document states that the prior mortgage was recorded on XX/XX/XX03."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "The loan was originated after xx; however, the final GFE is missing from loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test. (PA HB 2179 Section 6111)
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008.
The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008.
FAIL
LOAN DETAIL"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice Of Servicing Transfer disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Pennsylvania license validation test. (PA HB 2179 Section 6111)."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "The loan was originated after Jan 2010; however, the initial truth in lending disclosure is missing from loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from loan file."
																																																																																								* Initial Good Faith Estimate is Missing (Lvl 2) "The loan was originated xx; however, the initial GFE is missing from loan file."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45675806	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,781.33	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.870%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX14	$141,833.46	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on XX/XX/xx10 xx.
The chain of assignment has been completed.  Currently, the mortgage assignment xx.
No active judgments or liens have been found.
2018 Borough and County annual taxes have been paid in the total amount of xx.
20XX/XX19 School annual taxes have been paid in the amount of xx.
2019 Utilities annual charges are due on XX/XX/xx19 in the amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 6XX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 4.6250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX14	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 6XX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received on XX/XX/XX18 in the amount of xx and it was applied for the due date 5XX/XX18. The current P&I is xx and rate of interest is 4.6250%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX14
According to the PACER, the xx (borrower) had filed for bankruptcy under xx xx  and the plan was confirmed onXX/XX/XX16. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filedXXX on 1XXX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed onXX/XX/XX15. Amended plan was filed onXX/XX/XX16, which states that mortgage arrearage was included in the for the amount of xx and regular payment will pay directly to creditor. This plan was confirmed onXX/XX/XX16.
There is no foreclosure activity found in the loan in recent 24 months.
According to collection comment, no damages or repairs have been found.
There is no latest BPO report is available.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx (borrower) had filed for bankruptcy under xx xx and the plan was confirmed onXX/XX/XX16. Schedule D in voluntary petition datedXX/XX/XX15 states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filedXXX on 1XXX/XX15, in the secured claim amount xx and an arrearage in the amount of xx. xx plan was filed onXX/XX/XX15. Amended plan was filed onXX/XX/XX16, which states that mortgage arrearage was included in the for the amount of xx and regular payment will pay directly to creditor. This plan was confirmed onXX/XX/XX16.	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to pay xx with the rate of interest 4.625% beginning from XX/XX/XX14. The new maturity date is XX/XX/XX54.	Origination Appraisal Title Policy Affiliated Business Disclosure Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization term months are 360. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value: XXX/XX14   Variance: 5 (Days)   Variance %:    Comment: The Document Date of the Last Modification is XX/XX/XX14.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original maturity terms are 360.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XX/XX/XX10   Tape Value: XX/XX/XX10   Variance: -7 (Days)   Variance %:    Comment: As per the Note, the note date is XX/XX/XX10.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999988767666786666   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 666687666767889999999999 Variance: Variance %: Comment: The Payment History String reversed is 444444444444.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy at origination is missing from the loan file. However, the commitment to the title policy (xx is available in the loan file."
* Variation in Parcel number(xx (Lvl 3) "According to updated title report dated XXX/XX19, there is parcel no mismatch between vesting deed and mortgage. Vesting deed (xx) dated 7XX/XX99 shows Parcel Id:xx; However, recorded mortgage (instr#xx,) Vesting deed (instr# xx) datedXX/XX/XX11 and tax certificate shows Parcel Id: xx."	* Missing Appraisal (Lvl 2) "The appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Pennsylvania license validation test.
The Pennsylvania HB 2179 requires non-exempt mortgage lenders engaged in the business of making mortgage loans to be licensed, effective November 5th, 2008. The Pennsylvania Mortgage Lender License and Pennsylvania Exemption Letter (Mortgage Act) are not available for loans with a closing date before November 5th, 2008."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to loan failed the Pennsylvania license validation test."		Moderate	Pass	Pass	Pass	Not Covered	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52533448	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,205.58	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Secondary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$279,418.47	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	The review of updated title report dated XXX/XX19 shows that the subject mortgage was originated onXX/XX/XX06 with xx.

The chain of the assignment has been completed. Currently, the mortgage xx.

1) There is an active civil judgment against the borrower xx in the favor of xx. which was recorded onXX/XX/XX16 for the amount of xx.

The annual county taxes of 2018 have been paid in the amount of xx. The annual county taxes of 2017 have been paid in the amount of xx. The annual county taxes of 2016 have been paid in the amount of xx. No delinquent taxes has been found for the prior year.
According to the payment history as of dated XX/XX/XX18, the borrower is delinquent for 16 months. The next due date is 8XX/XX17. The last payment received was XX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.625%. The current UPB per latest payment history is xx. The borrower has been making the payments as per the modification agreement made on XX/XX/XX14.	Collections Comments:Collections Comments: According to servicing comments, the loan is currently in active bankruptcy. The borrower had filed bankruptcy under xx with xx and the plan was confirmed on XX/XX/XX17. According to the order confirming plan dated XX/XX/XX17 the debtor shall pay xxx for 4 months, then xxx for 7 months and xxx per month for the period of 49 months. The proof of claim was filed onXX/XX/XX17 with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cramdown. According to servicing comments, the foreclosure was initiated. The foreclosure complaint was filed onXX/XX/XX16. The judgment was entered onXX/XX/XX16.The comment dated XX/XX/XX16 shows that the foreclosure sale was scheduled on XX/XX/XX16. However, the foreclosure was put on hold due to the borrower had filed bankruptcy under xx with xx . The reason for default is unable to determine as per servicing comments. According to the payment history as of dated XX/XX/XX18, the borrower is delinquent for 16 months. The next due date is 8XX/XX17. The last payment received was XX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 4.625%. The current UPB as per latest payment history is xx. The borrower has been making the payments as per the modification agreement made on XX/XX/XX14. The loan modification agreement was made onXX/XX/XX14 between the borrower xx and xx. The reason of modification is a financial hardship. The borrower promises to make a monthly payment of xx with the interest rate of 4.625% beginning from XXX/XX14 till maturity date XXX/XX54. The New Principal Balance stated in the modification is xx.The modification does not have a balloon payment. The property inspection report dated 5XX/XX18 indicates that the subject property is owner-occupied. No damage and repairs are found.
Foreclosure Comments:According to servicing comments, the foreclosure was initiated. The foreclosure complaint was filed onXX/XX/XX16. The judgment was entered onXX/XX/XX16.The comment dated XX/XX/XX16 shows that the foreclosure sale was scheduled on XX/XX/XX16. However, the foreclosure was put on hold as the borrower had filed bankruptcy under xx with xx .
Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with xx and the plan was confirmed on XX/XX/XX17. The xx plan was filed on XX/XX/XX16, as per plan the debtor was supposed to pay to the trustee the amount of xxx per month for 60 months. According to the order confirming plan dated XX/XX/XX17 the debtor shall pay xxx for 4 months, then xxx for 7 months and xxx per month for the period of 49 months. The POC was filed onXX/XX/XX17 with the claim amount of xx and the amount of arrearage is xx. The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down. OnXX/XX/XX, the court ordered the bankruptcy will be dismissed on the 15th of the month following the order.	The loan modification agreement was made onXX/XX/XX14 between the borrower xxand xx. The reason of modification is a financial hardship. The borrower promises to make a monthly payment of xx with the interest rate of 4.625% beginning from XXX/XX14 till maturity date XXX/XX54. The New Principal Balance stated in the modification is xx.The modification does not balloon payment	Missing Dicsloures Missing Required State Disclosures Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: Amortization term months is 360. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure complaint was filed onXX/XX/XX16. The judgment was entered onXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value: XXX/XX14   Variance: -53 (Days)   Variance %:    Comment: Doc date of last modification isXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.90%   Comment: Escrow balance is (xx).   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Verification of Stated Income or Assets   Variance:    Variance %:    Comment: Loan documentation type is full.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original maturity term months is 360.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.71%   Comment: Original appraised value is xx Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 120%   Variance:    Variance %: -49.96%   Comment: CLTV is 70.000%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: 5 (Days)   Variance %:    Comment: Original Note doc date isXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 70%   Tape Value: 120%   Variance:    Variance %: -49.96%   Comment: LTV is 70.000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX  Tape Value: XXXX   Variance:    Variance %:    Comment: The property address street isXXXX  Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: The subject property is PUD however, tape reflects as single family. &#xxD; Tape Source: Initial Tape Type:	B	* Variation in Parcel number(APN#) (Lvl 3) "There is variation in parcel # mentioned on warranty deed, mortgage, and tax document. According to Warranty Deed and mortgage which was recorded on XX/XX/XX06 the Parcel # xx ; however, according to the tax document, the parcel # is 059228-0586.""
* Loan has been determined to have an unsecured debt (Lvl 3)     "Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down."
* Not all borrowers signed HUD (Lvl 3) "Final copy of HUD-1 is available in loan file located at ("xx however, the final HUD is not signed by the borrower."	* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of FL.
The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data  xx Comparison Data xx Variance -xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84466235	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,359.08	8XX/XX21	xx	No	Borrower is Contesting Foreclosure	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Cash Out	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$330,127.14	$81,037.14	4.625%	xx	XX/XX/XX12	Financial Hardship	The review of updated title report dated XXX/XX19 shows that the subject mortgage was originated onXX/XX/XX06 with xx .
The chain of the assignment has been completed. Currently, the mortgage xx.
No active judgment or liens have been found.
2018 county jurisdiction 1st installment has been paid in the amount of xx on XX/XX/xx18.
2018 county jurisdiction 2nd installment is due in the amount of xx onXX/XX/XX19.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower is currently delinquent for 5 months. The last payment was received on XX/XX/XX18, that was applied for the due date of 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently the loan is in the bankruptcy and the borrower has been delinquent for 5 months. The last payment was received on XX/XX/XX18, that was applied for the due date of 6XX/XX18 and the next due date for payment is 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment dated XX/XX/XX18, the reason for default is payment dispute.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) xx and (Lender) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.62500% and new P&I is in the amount of xx beginning from XXX/XX12 till the maturity date XXX/XX52. The interest bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.
According to servicing comments. The foreclosure was initiated and the foreclosure complaint was filed on 1XXX/XX14. However, the foreclosure was put on hold due to active bankruptcy.
The borrower had filed bankruptcy under xx with the xx and the plan was confirmed onXX/XX/XX15. The motion for relief from stay was filed onXX/XX/XX18. The debtor shall pay xx per month for 1 month, then xx from 2 to 32 months and xx per month from 33 to 60 months. The proof of claim was filed on 6XX/XX15 with the claim amount of xx and the amount of arrearage is xx.
The servicing comment dated XX/XX/XX18 shows that the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:According to servicing comments. The foreclosure was initiated and the foreclosure complaint was filed on 1XXX/XX14. However, the foreclosure was put on hold due to active bankruptcy.
Bankruptcy Comments:The borrower had filed bankruptcy under xx with xx and the plan was confirmed onXX/XX/XX15. The motion for relief from stay was filed onXX/XX/XX18. The debtor shall pay xx per month for 1 month, then xx from 2 to 32 months and xx per month from 33 to 60 months. The proof of claim was filed on 6XX/XX15 with the claim amount of xx and the amount of arrearage is xx.	This loan modification agreement was made between (borrower) xx and xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.62500% and new P&I is in the amount of xx beginning from XXX/XX12 till the maturity date XXX/XX52. The interest bearing amount is xx and deferred balance in the amount of xx. There is no provision for the balloon payment.	Credit Application Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Loan Program Info Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per note, amortization term months is 360. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure complaint was filed on 1XXX/XX14.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX12   Tape Value:XX/XX/XX12   Variance: 53 (Days)   Variance %:    Comment: Doc date of last modification isXX/XX/XX12.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest only period is 60 months.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original maturity terms months is 360.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.25%   Comment: Original appraised value is xx Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment: CLTV is 80.000%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX06   Tape Value:XX/XX/XX06   Variance: -8 (Days)   Variance %:    Comment: Original note doc date isXX/XX/XX06.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 100%   Variance:    Variance %: -20.00%   Comment: LTV is 80.000%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: Original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999989988988655   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 556889889989999999999999   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: The property address street is XXXX.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Lower rate or term Tape Value: Cash Out - Other Variance: Variance %: Comment: Purpose of refinance per application is lower rate or term. Tape Source: Initial Tape Type:	B	* Application Missing (Lvl 2) "Final loan application xx is missing from the loan file. However, values taken as per initial application is (xx
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value source from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD, settlement date is 8XX/XX06 which is not aligned with the note dateXX/XX/XX06."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Hazard Insurance Disclosure.
5. Insurer RecommendationDisclosure.
6. Anti-Tying Disclosure.
7. Privacy Notice.
8. Notice of Right to Copy of Appraisal.
9. Application for Credit-Married Persons.
10. Fair Debt Collection Notice.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan Program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22253955	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,813.56	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	36.532%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$234,444.23	Not Applicable	4.625%	xx	XX/XX/XX14	Financial Hardship	According to the updated title report dated XXX/XX19, the subject mortgage was originated on XX/XX/xx06 and recorded on XX/XX/xx06 with the xx.
The Chain Of Assignment Has Been Completed. Currently, The Assignment Is xx.
There is one junior civil judgment against the xx in the favor ofxx for the amount of xx which was recorded onXX/XX/XX14.
The 2018 annual county taxes have been paid for the amount of xx.
No prior delinquent taxes have been found.

According to the payment history as of XX/XX/XX18, the borrower is currently delinquent from 9 months and next due for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with an interest rate of 4.625%. The new UPB is reflected in the payment history for the amount of xx. However, the borrower has been making payments as per the modification agreement which was made onXX/XX/XX14.

Collections Comments:According to servicing comment as of XX/XX/XX18, the loan is active in the collection and next due for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with an interest rate of 4.625%. The new UPB is reflected in the payment history for the amount of xx. However, the borrower has been making payments as per the modification agreement which was made onXX/XX/XX14.
The reason for default is unable to be determined.
The foreclosure was initiated and referred to an attorney filed onXX/XX/XX15. However, the foreclosure was put on hold because of borrower filed bankruptcy on XX/XX/XX15.
The borrower xx and xx had filed bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX16. The POC was filed by xx for the total secured claim amount is xx and arrearage amount is xx. The borrower has promised to pay for trustee in the amount of xx per semi-monthly for 60 months.
As per the comment datedXX/XX/XX18, the subject property is vacant. The comment datedXX/XX/XX18 stated that the subject property is owner occupied and the comment datedXX/XX/XX18 stated that the subject property is occupied by unknown party. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx and xx had filed bankruptcy under xx with the xx. The plan was confirmed onXX/XX/XX16. The POC was filed by xx for the total secured claim amount is xx and arrearage amount is xx. The borrower has promised to pay for trustee in the amount of xx per semi-monthly for 60 months.

The loan was modified twice since origination. The borrower has been making payments as per the modification agreement which was made onXX/XX/XX14 between the borrower xx and lender xx. As per the modified terms, the new principal balance is xx. The borrower has promised to pay for the amount of xx with an interest rate of 4.625% beginning on 6XX/XX14 till maturity date 5XX/XX54.	Right of Rescission Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: The loan amortization terms are 360 months.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The original maturity terms are 360 months.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444321   Tape Value: 999999999999999999998889   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444321. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 123444444444   Tape Value: 988899999999999999999999   Variance:    Variance %:    Comment: The Payment History String reversed is 123444444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property City as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Postal Code Loan Value: xx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Postal Code as: 22727. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The subject mortgage was originated on XX/XX/XX06 and was recorded on XX/XX/XX06. The updated title report XXX/XX19 states that not all of mortgage pages have been recorded and some of pages for the subject mortgage are not available with the updated title report. The unrecorded other pages of subject mortgage document is available in the loan file located at “xx”. This can be cured by re-recording of the subject mortgage with all the pages."	* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia State. The following required state disclosures are missing from the loan file.

1.VA Application Disclosure
2.Choice of Settlement Agent Disclosure
3.Disclosure of Charges for Appraisal or Valuation
4.Copy of Appraisal or Statement of Appraised Value"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Property address changed since origination - address on updated title different from note (Lvl 2)     "The variation between the zip code mentioned on appraisal report, tax certificate and further documents.
The property address mentioned on tape data, note, appraisal and recorded mortgage shows the as XXXX”. As per the modification agreement, bankruptcy and tax certificate shows as xx."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10471570	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,678.61	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.100%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	18.086%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to updated title report dated XX/XX/xx18, the subject mortgage was originated onXX/XX/XX07 with xx. The chain of assignment has been completed. As per updated title report a civil judgment against borrower filed by XXXX in the amount of xx.
There are no prior delinquent taxes found open.	The review of the payment history shows that, the borrower is not making regular payments and the borrower is delinquent for 16 months. The last payment was received on XX/XX/XX18, in the amount of xx, which was applied toXX/XX/XX17 payment. The next due date isXX/XX/XX17. The UPB as per payment history is xx. The borrower is making payments as per terms of Note.	Collections Comments:According to the collection comments, the loan is in active bankruptcy. The payment history states, the borrower has been delinquent for 16 months fromXX/XX/XX17 to XX/XX/XX18. The last payment was received in the amount of xx with the interest rate of 8.10%. The payment history reflects, the current unpaid principal balance is in the amount of xx.
The reason for default has not been mentioned in the latest 24 months collection comments.
The foreclosure was initiated and file was referred to attorney onXX/XX/XX15. The foreclosure activity was put on hold because; the borrower has filed bankruptcy which is still active. Further action is waited.
xx (borrower) filed bankruptcy on XXX/XX16 under xx with xx.Proof of claim was filed onXX/XX/XX16 in the amount of xx,xx and the amount of arrearage as per proof of claim is xx.The motion for relief was filed on 5XX/XX18.
xx plan was confirmed onXX/XX/XX16.Comment dateXX/XX/XX18 shows, the provided payment plan is confirmed, the Plan term is 60 months, according to plan borrower has to pay xxfor 7 months ,xx for 13 months and xx for rest of the month.
There are no prior delinquent taxes found open.
There is no evidence found of any damage or repairs to the subject property in the collection comments.

Foreclosure Comments:The foreclosure was initiated and file was referred to attorney onXX/XX/XX15. The foreclosure activity was put on hold because; the borrower has filed bankruptcy which is still active. Further action is waited.
Bankruptcy Comments:xx (borrower) filed bankruptcy on XXX/XX16 under xx with xx.Proof of claim was filed onXX/XX/XX16 in the amount of xx and the amount of arrearage as per proof of claim is xx.The motion for relief was filed on 1XXX/XX18. Post-petition due date wasXX/XX/XX18.xx plan was confirmed onXX/XX/XX16.	Not Applicable	Missing Required Disclosures Loan Program Info Disclosure Affiliated Business Disclosure	Field: ARM Index Type Loan Value: Not Applicable Tape Value: Treasury - MTA |---| |----| Comment: Fixed rate Note.&#xxD; Tape Source: Initial Tape Type:
Field: ARM Lifetime Cap Rate   Loan Value: Not Applicable   Tape Value: 8.1%   Variance:    Variance %:    Comment: Fixed rate Note.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: File was referred to attorney   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N.A.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Mod   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX07   Variance:    Variance %:    Comment: No Mod   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX37   Variance:    Variance %:    Comment: Fixed rate Note.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: Payment string is 444444444444 as per payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 999999999999999999999999 Variance: Variance %: Comment: Payment string is 444444444444 as per payment history. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower, However unsigned copy of Final Hud-1 is available in loan file."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing in loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing in loan file"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing in loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87319956	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$15,995.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	4.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	30.041%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	The review of the updated title report dated XXX/XX19 reflects that the subject mortgage was originated onXX/XX/xx13 with the xx.
The chain of the assignment has been completed. The latest assignment is xx.
There are three junior mortgages as follow.
First was recorded onXX/XX/XX14 in the amount of xx,000 in the favor ofxx
Second was recorded onXX/XX/XX14 in the amount of xx,000 in favor of xx
Third was recorded on XX/XX/xx14 in the amount of xx,000 in the favor of Lxx a California corporation.
There is a junior UCC lien against the subject property in the favor of xx  whereas the amount is unavailable and it was recorded on XXX/XX15.
There are 2 IRS liens against the borrower total in the amount of xx in favor of Department of the Treasury-IRS which were recorded on XX/XX/xx15 and XXX/XX18.
The 1st installments of county taxes for 2018-2019 have been paid on XX/XX/xx18 in the amount of xx.
The 2nd installments of county taxes for 2018-2019 are due onXX/XX/XX19 in the amount of xx.
No prior year delinquent taxes have been found.

Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 1XXX/XX18 in the amount of xx with interest rate of 4.625% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the original note terms.	Collections Comments:The loan is currently in active Collections and according to the servicing comments the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received on 1XXX/XX18 in the amount of xx with interest rate of 4.625% for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the original note terms. The loan has not been modified since origination.
The borrower “xx” had filed bankruptcy under xx with the xx and the bankruptcy was discharged onXX/XX/XX16. The MFR was filed onXX/XX/XX16. The POC has not been filed by the creditor. The case was terminated onXX/XX/XX16.
According to servicing comments the foreclosure activity has not been found.
The comment dated 1XXX/XX18 stated that, delay in payment due to the holiday plans.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.
No damages or repairs reported to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: The borrower “xx” had filed bankruptcy under xx with the case# xx XXX/XX16 and the bankruptcy was discharged onXX/XX/XX16. The MFR was filed onXX/XX/XX16. The POC has not been filed by the creditor. The case was terminated onXX/XX/XX16.

Not Applicable	Good Faith Estimate Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER there is BK. However, tape reflects No. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per Payment history there is no mod so it is Not applicable. However, tape reflects xx which is given in the deferment agreement located at "351684889_292955_LOAN Pg #935".&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per Payment history the escrow balance is xxowever, tape reflects (23,601.47).   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Payment history there is no mod so it is Not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX13   Variance:    Variance %:    Comment: As per Modification the first payment date is not applicable as the loan is not modified. However, tape reflects XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 112341211221   Tape Value: C11222CCCC11112211211231   Variance:    Variance %:    Comment: As per the Payment History, the string is 112341211221.However tape reflects C1122CCC11111221121231.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 122112143211   Tape Value: 13211211211111CCCC21211C   Variance:    Variance %:    Comment: As per the Payment History, the Reversed string is 122112143211.However tape reflects 13211211211111111111CCCC21211C.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per Note the address is XXXX However, tape reflects XXXX   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: as per appraisal report property type is PUD. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date isXX/XX/XX13 which is different from note dateXX/XX/XX13."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk Indicator is "Moderate" as this loan failed Initial TIL Disclosure Date Test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the initial TIL disclosure date test due to one of the following:
date creditor received the application (formerly application date) is on or after July 30, 2009, and:
The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and
The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction.
Or, the application date of the loan is before July 30, 2009, and
The loan is a "residential mortgage transaction" subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601
et seq.); and
The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer's written application, whichever is earlier."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XXX/XX19 there are 2 IRS liens against the borrower total in the amount of xx in favor of Department of the Treasury-IRS which were recorded on XX/XX/XX15 and XXX/XX18. Verified with the SSN of borrower as the related document reflects the SSNxx of subject borrower."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA state. The following state disclosure is missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63755006	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,818.69	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.650%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	24.564%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of updated title report datedXX/XX/xx19 shows that the subject mortgage was dated XX/XX/xx03 and which was recorded on XX/XX/xx03 (BK# XXXX) in the amount of xx with xx.
The chain of assignment is complete.
The assignment from  xx.
There are no active judgments or liens found.
The 2018 year's County 1st Installment taxes will be due in the amount of xx, for the due date XX/XX/xx19.
The 2017 year's County Annual taxes have been paid in the amount of xx.
No prior year delinquent taxes have been found.
According to the review of payment history as of dated XX/XX/XX18, the borrower is delinquent for 10 months. The next payment due date is for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with rate of interest of 4.037%, which was applied for XXX/XX18. The UPB is reflecting in payment history in the amount of xx. The borrower is making payment as per “Notice of Mortgage Payment Change”.
Collections Comments:As per the review of servicing comments the loan is currently in active bankruptcy. The loan is due for XXX/XX18.
The last payment was received on XX/XX/XX18 in the amount of xx with the rate of interest 4.037%, which was applied for XXX/XX18.
The UPB is reflecting in the amount of xx. The borrower is making payment as per “Notice of Mortgage Payment Change”.
The reason for default as per servicing comments is unavailable. But as per the review of collection comments, the borrower wants to keep the property.  However, as per the available records borrower is willing to pay the loan.
As per the review of servicing comments, the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX14.
As per the foreclosure document the complaint was filed on XXX/XX15 with xx.
The sale was scheduled onXX/XX/XX16.
The sales publication was done on XX/XX/XX15, XXX/XX15 andXX/XX/XX16, in the xx newspaper.
The foreclosure was put on hold due to the borrower xx had filed bankruptcy under xx with xx and plan was confirmed on XX/XX/XX16.
As per BPO Report on XX/XX/XX17, the property is occupied by  an unknown party. No damage is found to the property and property is in good condition.

Foreclosure Comments:As per the review of servicing comments, the foreclosure was initiated and file was referred to attorney on XX/XX/XX14.
As per the foreclosure document the complaint was filed on XXX/XX15 with xx.
The sale was scheduled onXX/XX/XX16.
The sales publication was done on XX/XX/XX15, XXX/XX15 andXX/XX/XX16, in the xx.
The foreclosure was put on hold due the borrower xx  had filed bankruptcy under xx with xx  and plan was confirmed on XX/XX/XX16.

Bankruptcy Comments:The borrower xx had filed bankruptcy under xx with xx onXX/XX/XX16 and the plan was confirmed on XX/XX/XX16. The xx plan was filed on XX/XX/XX16 as per plan debtor shall pay the total amount of xx to the xx Trustee, for the period of 60 months. The lender had filed POC on XXX/XX16 with the total amount xx and amount of arrearage is xx.	Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure Loan Program Info Disclosure Notice of Servicing Transfer	Field: ARM Index Type Loan Value: COFI - One Month FSLIC Tape Value: COFI - One Month 11th District |---| |----| Comment: As per the ARM Note, ARM Index type One Month FSLIC. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the review of servicing comments, the foreclosure was initiated and file was referred to attorney on XX/XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: Lifetime Upward Rate Change Cap   Loan Value: 6.3%   Tape Value: 5.0%   Variance:    Variance %: 1.30%   Comment: As per ARM Note, ARM lifetime Upward Rate Change Cap is given 6.300%.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 4XX/XX03   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 4XX/XX19   Tape Value: 4XX/XX18   Variance: -365 (Days)   Variance %:    Comment: As per the ARM Note, the next rate change date is 4XX/XX19.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444412344   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per the payment history string as 4444444412344.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 443214444444 Tape Value: 999999999999999999999999 Variance: Variance %: Comment: As per the payment history string reversed as 443214444444. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in IL state. The following state disclosures are missing from the loan file.
1. IL Collateral Protection Insurance Notice
2. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
* Operative index value is unable to confirm (Lvl 2)     "An operative index value is unable to determine from the available loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan program disclosure document is missing in the given loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Notice of servicing Transfer document is missing in the given loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72855060	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,185.20	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	28.701%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Review of updated title report dated on XXX/XX19 shows the subject mortgage was originated on 1XXX/XX03 which was recorded on XX/XX/xx04 with xx
The chain of assignment is complete. The chain of assignment is complete with xx
No active judgments and liens.
Annual county taxes for the year of 2017 have been paid in the amount of xx
No delinquent taxes have been found for the prior years.
Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 8XX/XX18, and the next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. The borrower is making payment as per the extension agreement ( xx).	Collections Comments:The borrower had filed the BK under the xxth xx and the plan was confirmed on XX/XX/XX15. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on XX/XX/XX15, the POC amount is xx and total arrearage amount is xx. Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 8XX/XX18, and the next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. The borrower is making payment as per the extension agreement (xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the xxth case xx on 8XX/XX15 and the plan was confirmed on XX/XX/XX15. Under amended xx plan debtor was supposed to pay the trustee the amount of xx for 60 months. The POC was filed on XX/XX/XX15, the POC amount is xx and total arrearage amount is xx.	Not Applicable	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Deferred Balance Amount Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: XXX/XX04   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999987776655433   Variance:    Variance %:    Comment: The pay history string is 44444444444. However the tape shows that it is 9999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444444 Tape Value: 334556677989999999999999 Variance: Variance %: Comment: The pay history string reversal is 44444444444. However the tape shows that it is 3345666779899. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider  is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas State. The following required state disclosures are missing from the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Settlement date is different from note date (Lvl 2)     "The HUD-1 settlement date is 1XXX/XX04. However the loan origination date is 1XXX/XX03."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37555006	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$2,615.99	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$170,635.70	Not Applicable	3.250%	xx	XX/XX/XX10	Financial Hardship	As per the review of the updated title report dated XXX/XX19, the subject mortgage was originated onXX/XX/XX05 and which was recorded on XX/XX/xx05 with the xx.
The chain of assignment has not been completed. Currently, the mortgage is with xx.
There are 2 Junior mortgages first was originated on 9XX/XX06 and recorded on 9XX/XX06 in the amount of xx in favor of XXX. and the other was originated onXX/XX/xx15 and recorded onXX/XX/xx15 in the amount of xx in favor of xx
There is a code enforcement lien against the subject property (for the violation of unlawfully parking, storing or otherwise keeping a category 3 commercial vehicle in a residential zoned district) in the favor of xx with the xx for the amount of xx which was recorded onXX/XX/XX07 with the citation # xxx, however, the same lien was re-recorded on 1XXX/XX12 with the instrument xx and bk/pg 282XX/XXx8.
The County annual taxes have been paid for the year 2016 in the amount of xx on XX/XX/xx16.
The County annual taxes have been paid for the year 2017 in the amount of xx on XX/XX/xx17.
The County annual taxes have been paid for the year 2018 in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.
According to the review of payment history as of XX/XX/XX18, the borrower is delinquent for 4 months and the next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied to 7XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected is in the amount of xx. The borrower has been making the payments as per the modification term which was done in the year 2010.	Collections Comments:
The loan is currently in the collection and next due for 8XX/XX18. The last payment was received onXX/XX/XX18 in the amount xx which was applied to 7XX/XX18. No evidence has been found regarding bankruptcy filing and foreclosure.
The reason for default is the death of borrower’s family member. The borrower’s intention is to keep the property.
The loan was modified once since origination, the borrower has been making his payments as per the mod terms. As per the servicing comment dated XX/XX/XX18, the subject property is occupied by the original owner and no damages or repairs have been found

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification agreement was made between the borrower xx and the lender xx on 6XX/XX10.
The Unpaid principal Balance is xx with interest rate 3.25% which steps up in 3 steps ending at 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX10. The maturity is dated 5XX/XX50. The loan was previously modified in 2009.
Missing Required State Disclosures
Final Truth in Lending Discl.
Notice of Servicing Transfer
Affiliated Business Disclosure
HUD-1 Closing Statement
Origination Appraisal
Credit Application
Right of Rescission
Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per the note first payment date is 1XXX/XX05 and maturity date is 1XXX/XX20. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the note the loan contains the balloon provision.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 6XX/XX10   Tape Value:XX/XX/XX10   Variance: -35 (Days)   Variance %:    Comment: As per the modification agreement document date of last modification is 6XX/XX10.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Escrow balance was showing negative.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidence has been found regarding foreclosure.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 480   Variance: -300   Variance %: -0.63%   Comment: As per the note original maturity term months are 180.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the review loan file review the loan was modified in the year of 2010.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432110000012   Tape Value: CCCCCC11112111CCCCC11234   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 432110000012. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210000011234   Tape Value: 43211CCCC111121111CCCCCC   Variance:    Variance %:    Comment: The payment reflects in the Payment History String Reversed as 210000011234.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: The application is missing from the loan. Tape Source: Initial Tape Type:	D	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is on second lien position as, there is a code enforcement lien against the subject property (for the violation of unlawfully parking, storing or otherwise keeping a category 3 commercial vehicle in a residential zoned district) in the favor of Board of County Commissioners Miami-Dade County, Florida with the xx for the amount of xx which was recorded onXX/XX/XX07 with the citation # 2007-B017090, however, the same lien re-recorded on 1XXX/XX12 with the instrument #2012R0696487 and bk/pg 282XX/XXx8."
* Title Review shows major title concern (Lvl 4)     "There is a code enforcement lien.
According to the updated title report dated XXX/XX19, the subject mortgage is at second lien position as, there is a code enforcement lien against the subject property (for the violation of unlawfully parking, storing or otherwise keeping a category 3 commercial vehicle in a residential zoned district) in the favor of Board of County Commissioners Miami-Dade County, Florida with the xx for the amount of xx which was recorded onXX/XX/XX07 with the citation # 2007-B017090, however, the same lien was re-recorded on 1XXX/XX12 with the instrument #2012R0696487 and bk/pg 282XX/XXx8. The subject property is located in Florida; which is a super lien state.
There is a risk of property being foreclosed due to above unpaid lien.
This can be cure by paying off the above lien along with late fees and accrued interest."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final Hud-1 along with itemization and estimated HUD are missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "The following disclosures are missing from the loan file,

1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "As per the review of the updated title report, the chain of assignment has not been completed. Currently, the mortgage is with xx The assignment should be with xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report page 1 is located at "xxx", however, remaining portion of the report is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9268932	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,779.12	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.825%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.470%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$43,298.96	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	As per the updated title report dated XXX/XX19, the subject mortgage was originated on XX/XX/XX07 with the lender xx .
The chain of the assignment has been completed. Currently, the assignment is xx .
There are two junior hospital liens against the borrower xx in the favor of xx for the amount of xx and xx which was recorded onXX/XX/XX18 andXX/XX/XX18.
The 2018 first and second combined taxes are paid for the amount of xx.
No delinquent taxes have been found for the prior years.
As per the payment history as of dated XX/XX/XX18, the borrower is delinquent from 6 months and next due for 6XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 5.750%. The new UPB is reflected in the payment history for the amount of xx. However, the borrower has been making payments as per the modification agreement which was made onXX/XX/XX18.	Collections Comments:As per the servicing comment as of 1XXX/XX18, the loan is active in the collection and next due for 6XX/XX18. The last payment was received onXX/XX/XX18 for the amount of xx with an interest rate of 5.750%. The new UPB is reflected in the payment history for the amount of xx. However, the borrower has been making payments as per the modification agreement which was made onXX/XX/XX18 between the borrower xx and lender Uxx, Byxx, as Legal Title Trustee. As per the modified terms, the new principal balance is xx. The borrower has promised to pay for the amount of xx with an interest rate of 5.750% beginning on 6XX/XX18 till maturity date 6XX/XX39.
The reason for default is illness of borrower.
The borrower did not filed bankruptcy.
The foreclosure activity has not been filed.
The subject property is owner occupied. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified thrice since origination. The borrower has been making payments as per the modification agreement which was made onXX/XX/XX18 between the borrower xx and lender xx. As per the modified terms, the new principal balance is xx. The borrower has promised to pay for the amount of xx with an interest rate of 5.750% beginning on 6XX/XX18 till maturity date 6XX/XX39.	Affiliated Business Disclosure Missing Required State Disclosures Origination Appraisal	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 253 |---| 107 |----| 0.42% Comment: The loan amortization terms are 360 months.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 8 (Days)   Variance %:    Comment: Doc date of last mod isXX/XX/XX18, tape showsXX/XX/XX18   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No applicable.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 253   Variance: 107   Variance %: 0.42%   Comment: The original maturity terms are 360 months.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321444444   Tape Value: 9CCCCCC1223456777C123456   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444321444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444123444   Tape Value: 654321C7756543221CCCCCC9   Variance:    Variance %:    Comment: The Payment History String reversed is 444444123444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xxx Tape Value: xx Variance: Variance %: Comment: The Note reflects the Subject Property Address Street as:XXXX Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia State. The following required state disclosures are missing from the loan file.
1.Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2.Disclosure of Additional Fees"
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1115288	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,844.78	9XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	9.017%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$167,521.43	$5,094.45	5.875%	xx	XX/XX/XX16	Financial Hardship	Review of updated title report dated XX/XX/xx19 shows that the subject mortgage was originated on XX/XX/XX08 with xx (borrower) and (lender) xx. The chain of assignment is complete as the subject mortgage is with the xx.
As per updated title report dated XX/XX/xx19, there are five active IRS Liens against the subject borrower in the total amount of xxwhich was recorded on multiple dates in favor of Internal Revenue Services.
There is an active state tax lien against the borrower in the amount of xx which was recorded on XX/XX/XX12 in favor of State of Connecticut.
1st installment of City tax of 2017 was paid on XX/XX/XX18 in the amount of xx.
2nd installment of City tax of 2017 is due on XX/XX/xx19 in the amount of xx.
Review of the payment history provided from 1XXX/XX16 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.875%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 120 days. The last payment was received in the amount of xx onXX/XX/XX18 which was applied for the due date of 7XX/XX18. The next due date is 8XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.875%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between the borrower and Lender onXX/XX/XX16. The new modified rate is 5.875% and borrower promises to pay P&I in the amount of xx which began on XXX/XX16. The new principal balance is xx.Lender has agreed to defer the amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 9XX/XX38. Reason for Modification is Financial Hardship.
Review of the collection comments shows that the foreclosure was initiated and referred to attorney on XX/XX/XX18. Complaint is not filed yet. There is no further information to know the current status of foreclosure.
PACER did not shows any bankruptcy filed by the borrower.
As per comment dated XX/XX/XX18 subject property is occupied by the owner and in average condition; However, no need to repair.
Foreclosure Comments:Review of the collection comments shows that the foreclosure was initiated and referred to attorney on XX/XX/XX18. Complaint is not filed yet. There is no further information to know the current status of foreclosure.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and Lender onXX/XX/XX16. The new modified rate is 5.875% and borrower promises to pay P&I in the amount of xx which began on XXX/XX16. The new principal balance is xx.Lender has agreed to defer the amount of xx from the unpaid principal balance. The interest bearing amount is xx and the maturity date is 9XX/XX38. Reason for Modification is Financial Hardship.	Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 385 |---| -25 |----| -0.06% Comment: Original maturity term months is 360 tape shows 385&#xxD; Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No balloon indicator, tape shows yes   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.27%   Comment: Deferred balance amount is xx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.27%   Comment: Deferred balance per MOD amount is xx, tape shows xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX16   Tape Value:XX/XX/XX16   Variance: 30 (Days)   Variance %:    Comment: Date of MOD is XX/XX/XX16, tape shows XX/XX/XX16   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 271   Variance: 89   Variance %: 0.33%   Comment: Original maturity term months is 360 tape shows 271   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 70%   Tape Value: 63%   Variance:    Variance %: 6.73%   Comment: Original CLTV ratio is 70.00%, tape shows 63.269%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 70%   Tape Value: 63%   Variance:    Variance %: 6.73%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443211111123   Tape Value: 1C1141CCCCCCC23CCCCC1234   Variance:    Variance %:    Comment: Payment string as per pay history is 44444444444444 however tape data shows 4321CCCCCCCCCCC1111C1&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 321111112344   Tape Value: 4321CCCCCC2CCCCCCC1111C1   Variance:    Variance %:    Comment: Payment string as per pay history is 44444444444444 however tape data shows 4321CCCCCCCCCCC1111C1   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXXVariance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Its a purchase transaction.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Cash Out   Variance:    Variance %:    Comment: Its a purchase transaction.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Purchase Tape Value: Refinance Variance: Variance %: Comment: Its a purchase transaction.&#xxD; Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "As per updated title report dated XX/XX/XX19, there is an active state tax lien against the borrower in the amount of xx which was recorded on XX/XX/XX12 in favor of State of Connecticut."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per updated title report dated XX/XX/XX19, there are five active IRS Liens against the subject borrower in the total amount of xxwhich was recorded on multiple dates in favor of Internal Revenue Services."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90897705	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,616.46	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	4.375%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	As per the review of the updated title report datedXX/XX/xx19, the subject mortgage was originated on XX/XX/xx04 and was recorded on XX/XX/xx04 with instrument# 239 / 603 in the amount of xx with xx.
The chain of the assignment has been completed. Currently, the mortgage is xx.
There are five IRS liens against the borrower in the favor of Internal Revenue Service for the total amount of xxxx03.68 which were recorded on different dates.
The 2018 annual taxes have been paid in the amount of xx.
No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower has been current with the loan and the next payment is due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount xx which was applied for 1XXX/XX18. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per Note ARM terms.	Collections Comments:The loan is currently in the collection and the next payment is due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount xx which was applied for 1XXX/XX18. No records for bankruptcy and post-closing foreclosure has been found. The reason for default is an excessive obligation. The loan was never modified since origination, the borrower has been making his payments as per the note ARM terms. As per the comment dated XX/XX/XX18, the property is owner-occupied. As per the comment dated XX/XX/XX18, the property had some repairs. The estimated cost of repairs is not mentioned. No further details have been found. No BPO report is found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Interest Only Period? Loan Value: Yes Tape Value: No |---| |----| Comment: The Original Note reflects an Interest only Period of 120 months. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidence of post-closing foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Lifetime Upward Rate Change Cap   Loan Value: 7.6%   Tape Value: 5.0%   Variance:    Variance %: 2.63%   Comment: As per ARM note lifetime Upward rate change cap is 7.625%   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was never modified since origination   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX04   Variance:    Variance %:    Comment: The loan was never modified since origination   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: XXX/XX19   Tape Value: 6XX/XX18   Variance: -214 (Days)   Variance %:    Comment: As per note next rate change date is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 90%   Tape Value: 87%   Variance:    Variance %: 3.01%   Comment: The original CLTV ratio percent 90.00%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 90%   Tape Value: 87%   Variance:    Variance %: 3.01%   Comment: The original standard LTV ratio percent 90.00%&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.91%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111110011100   Tape Value: 561CCCCC1CCC1CC1CC11CC11   Variance:    Variance %:    Comment: The payment history string 111110011100   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 001110011111 Tape Value: 11CC11CC11C1CCC1CCC1C165 Variance: Variance %: Comment: The payment history string reversed 001110011111. Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 2) "As per the comment dated XX/XX/XX18, the property had some repairs. The estimated cost of repairs and the nature of damage has not been mentioned. No further information found which state whether the damage has been repaired. Also, the latest BPO is not available."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at Kentucky, following disclosures are missing from loan file.

1.Fair Housing Notice
2.Homeownership Protection Center Disclosures
3.Notice of Free Choice of Agent or Insurer"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report datedXX/XX/XX19,there are five IRS liens against the borrower in the favor of Internal Revenue Service for the total amount of xx which were recorded on different dates."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Unable to determine an operative index value since the supportive documents are missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68285979	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,085.34	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.608%	First	Final policy	Not Applicable	xx	XX/XX/XX15	$99,820.36	$21,820.36	4.000%	xx	XX/XX/XX15	Financial Hardship	Review of updated title report dated XXX/XX18 shows that the subject mortgage was originated on XX/XX/XX10 with xx . The chain of assignment has been completed as the assignment is currently with xx.

There is one junior mortgage in the amount of xx in favor of washington State Housing Finance Commission which was recorded on XX/XX/XX10.

There are no active judgment or liens found on property or against the borrower.
The annual combined taxes have been paid total in the amount of xx.
No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is in delinquency for 5 months and borrower is not making his monthly payments.The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.00% for the due date of 6XX/XX18. The next due date is 7XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the modification made onXX/XX/XX15.	Collections Comments:According to the servicing comments the foreclosure was referred to attorney on XX/XX/XX18. The complaint was filed on XX/XX/XX18. The foreclosure file was put on hold due to the beginning of loan modification process. No further details have been found regarding foreclosure.

The loan is in delinquency for 5 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 5.00% for the due date of 6XX/XX18. The next due date is 7XX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the modification made onXX/XX/XX15.
The loan was modified with an effective date ofXX/XX/XX15 and according to the mod the new principal balance is xx with the step modification rate that started from 4.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 7XX/XX15 with a new maturity date of 6XX/XX55. The rate changes in 4 steps ending at 6.750%. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.

Foreclosure Comments:According to the servicing comments the foreclosure was referred to attorney on XX/XX/XX18.  The complaint was filed on XX/XX/XX18. The foreclosure file was put on hold due to the beginning of loan modification process. No further details have been found regarding foreclosure.
Bankruptcy Comments:Not Applicable	The loan was modified with an effective date ofXX/XX/XX15 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 4.00%. The borrower had given promise to pay P&I in the amount of xx which had begun from 7XX/XX15 with a new maturity date of 6XX/XX55. The rate changes in 4 steps ending at 6.750%. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. Hence the UPB that has been amortized as an interest bearing amount xx.	Missing Required State Disclosures Affiliated Business Disclosure Mortgage Insurance Good Faith Estimate Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 540 |---| -180 |----| -0.33% Comment: amortization term months are 360; However tape data shows 540. Tape Source: Initial Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX15   Tape Value: 7XX/XX15   Variance: -9 (Days)   Variance %:    Comment: doc date of last mod isXX/XX/XX15;However tape data shows 7XX/XX15.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: loan amortization type is step; however tape data shows fixed.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 540   Variance: -180   Variance %: -0.33%   Comment: loan original maturity term months are 360; however tape data shows 540.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX15   Tape Value: 7XX/XX18   Variance: 1096 (Days)   Variance %:    Comment: mod step 1 date is 7XX/XX15; however tape data shows 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: mod step 1 rate is 4.00%; However tape data shows 5.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX18   Tape Value: 7XX/XX19   Variance: 365 (Days)   Variance %:    Comment: Mod step 2 date is 7XX/XX18;However tape data shows 7XX/XX19.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 5.0%   Tape Value: 6.0%   Variance:    Variance %: -1.00%   Comment: mod step 2 rate is 5.00%; However tape data shows 6.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX19   Tape Value: 7XX/XX20   Variance: 366 (Days)   Variance %:    Comment: mod step 3 date is 7XX/XX19; however tape data shows 7XX/XX20.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 6.0%   Tape Value: 6.8%   Variance:    Variance %: -0.75%   Comment: mod step 3 rate is 6.00%; however tape data shows 6.750%.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 7XX/XX15   Tape Value: 7XX/XX10   Variance: -1826 (Days)   Variance %:    Comment: Mod first payment date is 7XX/XX15; However tape data shows 7XX/XX10.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 105%   Tape Value: 99%   Variance:    Variance %: 6.51%   Comment: original CLTV % ratio 105.177; however tape data shows 98.671%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444440001000   Tape Value: 899787654321CCCCCCC1234F   Variance:    Variance %:    Comment: payment history string is 44444000100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000100044444 Tape Value: F4321CCCCCCC123456797998 Variance: Variance %: Comment: payment history string reversed is 00010004444444. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX10 as an FHA loan with xx . No indication of any changes in loan type found in the loan file."	* MI, FHA or MIC missing and required (Lvl 3) "THis is FHA loan and LTV exceeds 80.00% hence required the MI certificate which is missing from the loan file."	* Missing Required State Disclosures (Lvl 2) "The property is located in WA State and the required disclosures are missing from the loan file.
Mortgage Loan Servicing Disclosure
Choice of Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "Settlement date isXX/XX/XX10 whereas, note date isXX/XX/XX10."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Good Faith Estimate is un executed. It was not signed by borrower also it was not on note date."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* LTV or CLTV exceeds 104% (Lvl 2)     "LTV/CLTV Exceeds 104.00%."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Service Transfer Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90088557	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$279.25	8XX/XX21	Not Applicable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	33.808%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$73,672.74	Not Applicable	4.750%	xx	XX/XX/XX05	Financial Hardship	The review of the updated title report dated XXX/XX19 shows that the subject mortgage was originated onXX/XX/xx05 and recorded on XXX/XX05. The subject mortgage was originated with xx .
There are active liens or judgments found open.
The chain of assignment is complete.
The annual combined taxes for the year 2018 are paid in the amount of xx. There are no prior delinquent taxes found open.	The review of payment history as of 1XXX/XX18 states that the borrower has been delinquent for 5 months and next payment due date is on 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date 6XX/XX18. The current unpaid principal balance is in the amount of xx which was reflected in payment history.	Collections Comments:The borrower has been delinquent for 5 months and next payment due date is on 7XX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx which was applied for the due date 6XX/XX18. The current unpaid principal balance is in the amount of xx
The foreclosure was initiated and file was refereed to attorney, however the referral date is not available in the comments. The foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX12. The borrower got discharged onXX/XX/XX16 and case was terminated on XX/XX/XX16. The foreclosure activity started again and sale date was scheduled onXX/XX/XX17. No further information is available in the collection comments. Further action is waited.
xx filed bankruptcy under xxhe plan was confirmed on 1XXX/XX12. The debtor got standard discharge onXX/XX/XX16 and case was terminated on XX/XX/XX16.
The modification agreement was made between xx (borrower) and xx (lender) on 6XX/XX17. As per agreement the new principal balance is xx. The new P&I is xx and interest rate is xxhe payments begin on 6XX/XX17 and new maturity date is 5XX/XX57.
This loan has been modified once since origination onXX/XX/XX17.
The annual combined taxes for the year 2018 are paid in the amount of xx. There are no prior delinquent taxes found open.
Foreclosure Comments:The foreclosure was initiated and file was refereed to attorney, however the referral date is not available in the comments. The foreclosure was put on hold as the borrower filed bankruptcy onXX/XX/XX12. The borrower got discharged onXX/XX/XX16 and case was terminated on XX/XX/XX16. The foreclosure activity started again and sale date was scheduled onXX/XX/XX17. No further information is available in the collection comments. Further action is waited.
Bankruptcy Comments:xx filed bankruptcy under xxhe plan was confirmed on 1XXX/XX12. The debtor got standard discharge onXX/XX/XX16 and case was terminated on XX/XX/XX16.	The modification agreement was made between xxx and xx on 6XX/XX17. As per agreement the new principal balance is xx. The new P&I is xx and interest rate is xxhe payments begin on 6XX/XX17 and new maturity date is 5XX/XX57.
This loan has been modified once since origination onXX/XX/XX17.	Affiliated Business Disclosure Mortgage Insurance Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 626 |---| -266 |----| -0.42% Comment: Audit Value of ammortization term is 360 months but data shown of 626 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bk post loan origination is found.   Tape Source: Initial   Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: According to taped data Borrower#2 first name is Null but data shows that "Evange".   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xxx4   Variance:    Variance %:    Comment: Deferred balance amount is xxx4   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: ARM   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan ammortization type is ARM according to audit value.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 626   Variance: -266   Variance %: -0.42%   Comment: Loan original maturity term according to data provided is 626 where audit value is 360.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Not Applicable   Tape Value: 6XX/XX17   Variance:    Variance %:    Comment: No Steps MOD   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Not Applicable   Tape Value: 4.8%   Variance:    Variance %:    Comment: No Steps MOD&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No Steps MOD&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 94%   Variance:    Variance %: 4.36%   Comment: Original CLTV Ratio is %98.454 but according to data it is 94.097   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 94%   Variance:    Variance %: 4.36%   Comment: Audit value of standard LTV is 98.454% but data provided shows that 94.097%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210000   Tape Value: 99999CCCCC11CCCCCC11234F   Variance:    Variance %:    Comment: Correct Payment History string is 444440000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000012344444   Tape Value: F43211CCCCCC11CCCCC99999   Variance:    Variance %:    Comment: Correct Payment History string in reversed is 000000044444   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value: XX/XX/XX18 Variance: Variance %: Comment: As per collection comments Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX05 as an FHA loan with xx. No indication of any changes in loan type found in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is nor hand dated by the borrower."
* Missing Required Disclosures (Lvl 2)     "Service Providers List is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is FHA and MI certificate is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55189482	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$8,775.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.490%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Preliminary title policy	Not Applicable	Not Applicable	XX/XX/XX13	$451,580.00	$111,777.83	2.000%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx19 shows that subject mortgage was recorded on XX/XX/XX05 with xx.
The chain of assignment has been completed as currently the assignment is with xx.
Active Judgments and Liens;
1) There is one civil judgment against xxrecorded on XX/XX/XX09 in the amount of xx which is in the favor of xx  partnership doing business in California.
2) There is one IRS lien against xx recorded on XX/XX/XX11 in the amount of xx which is in the favor of Department of Treasury - Internal Revenue Service.
3) There is one civil judgment against xx recorded on XX/XX/XX18 in the amount of xx which is in the favor of xx
Property Tax Status;
1) 2018-2019 County 1st installment taxes had been paid in the amount of xx on XX/XX/xx18./
2) 2018-2019 County 2nd installment taxes are due for the amount of xx till XX/XX/XX19.
No prior year delinquent taxes had been found pending.
Review of payment history as of dated XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The loan is currently in performing status. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as payment history is in the amount of xx. The current interest rate is 2.000% with P&I in the amount of xx.
The borrower has been making payment as per modification agreement made on effective date of XX/XX/XX13.	Collections Comments:Collection comments available from XX/XX/XX14 till XX/XX/XX18 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The loan is currently in performing status. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance as payment history is in the amount of xx. The current interest rate is 2.000% with P&I in the amount of xx.
The borrower has been making payment as per modification agreement.
Loan Modification agreement was made between borrower “xx” with lender xx.
The loan was modified with an effective date of XX/XX/XX13 and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from XX/XX/XX13 with a new maturity date of XX/XX/XX35.  The rate is in 4 steps ending with 4.250%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX35. The UPB that has been amortized is xx as an interest bearing amount.
Also xx of the combined principal balance is hereby permanently forgiven, and will be deducted from the unpaid principal balance.
No comment regarding foreclosure activity has been found in the collection comments.
The borrower has not filed bankruptcy.
The subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx with lender xx.
The loan was modified with an effective date of XX/XX/XX13 and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from XX/XX/XX13 with a new maturity date of XX/XX/XX35.  The rate is in 4 steps ending with 4.250%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX35. The UPB that has been amortized is xx as an interest bearing amount.
Also xx of the combined principal balance is hereby permanently forgiven, and will be deducted from the unpaid principal balance.	Credit Application Title Policy Loan Program Info Disclosure Initial Escrow Acct Disclosure	Field: Borrower #2 First Name Loan Value: Not Applicable Tape Value: NULL |---| |----| Comment: Borrower #2 first name is not applicable. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX13   Tape Value: 8XX/XX13   Variance: -31 (Days)   Variance %:    Comment: Doc date of last modification is XX/XX/XXx.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX13   Tape Value: 9XX/XX18   Variance: 1826 (Days)   Variance %:    Comment: Mod step 1 date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Mod step 1 rate is 2.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 9XX/XX18   Tape Value: 9XX/XX19   Variance: 365 (Days)   Variance %:    Comment: mod step 2 date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Mod step 2 rate is 3.000%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 9XX/XX18   Tape Value: 9XX/XX20   Variance: 731 (Days)   Variance %:    Comment: Mod step 3 date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.3%   Variance:    Variance %: -0.25%   Comment: Mod step 3 rate is 4.000%.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 9XX/XX13   Tape Value: 7XX/XX05   Variance: -2984 (Days)   Variance %:    Comment: Modification first payment date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012341001122   Tape Value: CCC12222222243221CC11234   Variance:    Variance %:    Comment: Payment history string is 012341001122.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 221100143210   Tape Value: 43211CC124342222222C1CCC   Variance:    Variance %:    Comment: Payment history reversed string is 221100143210   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 1XXXXTape Value: 1XXXX   Variance:    Variance %:    Comment: Property address street is XXXX.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Unpaid current principal balance as per payment history is in the amount of xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement made on XX/XX/XX13 the new principal is in the amount of xx with interest rate of 2.000%.In addition to this the lender agrees to permanently forgive the principal balance in the amount of xx which exceeds 2% of the modified principal amount."	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file along with title commitment. However, preliminary title report is available in the loan file."
* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by the borrower."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unable to determine from the given lenders documents."
* Settlement date is different from note date (Lvl 2)     "Final HUD-1 shows the settlement date as XX/XX/XX05 which is different from the note date of XX/XX/XX05."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XXX/XX19, there is a IRS lien against the borrower xx & xxxx in favor of xx totaling in the amount of xx and it was recorded onXX/XX/XX11."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57292671	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,497.47	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	63.275%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$103,353.83	Not Applicable	2.500%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XXX/XX19 states that the subject mortgage was originated onXX/XX/XX07 with xx.
The chain of the assignment has been completed currently. The mortgage is with xx.
There is no outstanding liens/judgments against borrower/property.
Annual county taxes have been paid in the amount of xx for the year 2018.
No delinquent taxes have been located for the prior year.
Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 6XX/XX18, and the next due date is 7XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Borrower is making the payment as per the modification terms.	Collections Comments:Review of the payment history dated from 1XXX/XX16 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 6XX/XX18, and the next due date is 7XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Borrower is making the payment as per the modification terms.
Available servicing comment and documents in file reveal that loan is in foreclosure since 2016.
Currently foreclosure process was put on hold due to loss mitigation No further information has been found.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since 2016.
Currently foreclosure process was put on hold due to loss mitigation No further information has been found.
Bankruptcy Comments:Not Applicable	Loan was modified with an effective date of 1XXX/XX13 and a new principal balance is xx to a step modification and the rate was starting from 2.500% and borrower had given promise to pay P&I in the amount of xx beginning on 1XXX/XX13 with a new maturity date of 9XX/XX48.	Title Policy	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 491 |---| -131 |----| -0.27% Comment: No discrepancy&#xxD; Tape Source: Initial Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Alternative   Variance:    Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 359   Tape Value: 491   Variance: -132   Variance %: -0.27%   Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX13   Tape Value: 1XXX/XX18   Variance: 1826 (Days)   Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.5%   Tape Value: 3.5%   Variance:    Variance %: -1.00%   Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX18   Tape Value: 1XXX/XX19   Variance: 365 (Days)   Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.5%   Tape Value: 4.4%   Variance:    Variance %: -0.88%   Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 1XXX/XX13   Tape Value: 1XXX/XX07   Variance: -2192 (Days)   Variance %:    Comment: No discrepancy&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 222C111223CCC11111122345   Variance:    Variance %:    Comment: Payment history is 4444444412344&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 543221111C1CCC322112C222   Variance:    Variance %:    Comment: Payment history is 4444444412344   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: No discrepancy&#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy at the time of origination is missing from the loan file; however Title Commitment is available in the file locator ("xx"), values are updated as per the title commitment."
* Property is vacant (Lvl 3) "As per the collection comment datedXX/XX/XX18, the subject property is vacant."	* DTI > 60% (Lvl 2) "As per the final 1003, borrower's monthly income is xx and the borrower's monthly expenses are xx, so DTI exceeds 60.00%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Foreclosure Rescission Finance Charge Test: Charged xx Allowed xx Over By xx* XXX TILA Test Failed (Lvl 2)     "Compliance Ease Risk Indicator is moderate as the loan is failing for TILA Foreclosure Rescission Finance Charge Test: Charged xx Allowed xx Over By xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
																																																																																								§226.23(h) )"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4474903	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	xx	$0.00	$1,345.88	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	45.015%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$161,824.36	$29,524.36	6.750%	xx	XX/XX/XX16	Financial Hardship	According to the updated title report dated XX/XX/xx19, the subject mortgage was originated on XX/XX/XX08 in the xx. The chain of the assignment has been completed. The last assignment was done from xx . There are two statement of condominium liens for (COA liens) against the subject property in the favor of xxfor the total amount of xxwhich was recorded on XX/XX/XX16 and XX/XX/xx18 respectively. Also, there are two judgments of COA liens for the total amount of xx which was entered on XX/XX/xx17 and XX/XX/xx18 respectively. There is one judgment for state tax lien against the borrower xx for the amount of xx in the favor of Comptroller of Maryland which was recorded on XX/XX/XX18. There is one judgment against the borrower xxin the favor of xxfor the amount of xx which was recorded on XX/XX/xx09. The first and second installments taxes for the year 2018-2019 have been paid in the total amount of xx which was due on XX/XX/XX18 and XX/XX/xx18 respectively. No prior year delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 7XX/XX18. The unpaid principal balance is reflected in the amount of xx and the deferred balance is in the amount of xx. The borrower has been making payments as per modification agreement dated XX/XX/XX16 with the interest rate of 6.750% and P&I of xx.	Collections Comments:According to the servicing comments, the loan is in an active foreclosure.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 4 months and the next due date is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 7XX/XX18. The unpaid principal balance is reflected in the amount of xx and the deferred balance is in the amount of xx. The borrower has been making payments as per modification agreement dated XX/XX/XX16 with the interest rate of 6.750% and P&I of xx.
According to comment dated XX/XX/XX18, the reason for default is loss of income and medical issues.
The borrower has been making payments as per modification agreement dated 9XX/XX16 between the borrower "xx" and the lender xx. According to the modified terms, the new principal balance is xx out of which xx is deferred principal balance. Hence, interest bearing balance is reflected in the amount of xx. The borrower promises to pay P&I of xx with the interest rate of 6.750% beginning from XX/XX/XX16. The stated maturity date is XX/XX/XX56.
The borrower, xx had filed the bankruptcy under xx with the xx on XX/XX/XX11 and the plan was confirmed on XX/XX/XX11. xx. had filed POC onXX/XX/XX11 with a secured claim amount of xx and arrears of xx. The debtor had filed second amended xx plan onXX/XX/XX11 which was confirmed on XX/XX/XX11. According to the plan, the debtor shall pay the amount of xx per month for 24 months and xx per month for 36 months. According to xx standing trustee’s final report and account dated XX/XX/XX15, the debtor had paid arrearage in the amount of xx to xx According to the modified xx plan which was filed onXX/XX/XX15, the debtor’s proposed an amended plan to cure the current plan by paying extra xx per month for the remainder of the proposed plan. The arrearage for mortgage due and owing to xx is in the amount of xx secured by a deed of trust granted by Debtor. Debtor will pay all post-filing mortgage payments outside the plan on a monthly basis. As per the statement of intention (xx which was filed on XX/XX/XX17, the debtor intends to retain the subject property. The order on motion to convert the case from xx to xx was granted onXX/XX/XX15.  The order discharging debtor was filed on XX/XX/XX15. The order on motion to reopen xx was granted on XX/XX/XX17. The case has been discharged on XX/XX/XX15 and was terminated on XX/XX/XX18.
According to document located at "xx", the pre-foreclosure was initiated in 2017. The file was referred to an attorney onXX/XX/XX17. According to comment dated XX/XX/XX17, there was title issue for prior unreleased mortgage for the amount of xx which was recorded on XX/XX/XX96. The comment dated XX/XX/XX17 states that file does not need to be on a hold for a title issue. The first legal action was filed on XX/XX/XX17. According to comment dated XX/XX/XX17, the borrower was looking for repayment plan to bring the account current and went over a possible 6 months repayment plan. The borrower has been approved for a 6 month repayment plan from 9-2-2017 to 2-2-2018. The down payment for the amount of xxx was due on 8-3-2017.  The plan payments in the amount of xx were due on 2nd of the month. The loan has been reinstated for the amount of xx on XX/XX/XX18. The foreclosure was restarted and the file was referred to an attorney on XX/XX/XX18. The further details are not available.
The comment dated XX/XX/XX18 states that the subject property is owner-occupied with no damages or repairs.
Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:According to document located at "xx xx", the pre-foreclosure was initiated in 2017. The file was referred to an attorney onXX/XX/XX17. According to comment dated XX/XX/XX17, there was title issue for prior unreleased mortgage for the amount of xx which was recorded on XX/XX/XX96. The comment dated XX/XX/XX17 states that file does not need to be on a hold for a title issue. The first legal action was filed on XX/XX/XX17. According to comment dated XX/XX/XX17, the borrower was looking for repayment plan to bring the account current and went over a possible 6 months repayment plan. The borrower has been approved for a 6 month repayment plan from 9-2-2017 to 2-2-2018. The down payment for the amount of xxx was due on 8-3-2017.  The plan payments in the amount of xx were due on 2nd of the month. The loan has been reinstated for the amount of xx on XX/XX/XX18. The foreclosure was restarted and the file was referred to an attorney on XX/XX/XX18. The further details are not available.
Bankruptcy Comments:The borrower, xx, had filed the bankruptcy under xx with the xx on XX/XX/XX11 and the plan was confirmed on XX/XX/XX11. xx had filed POC onXX/XX/XX11 with a secured claim amount of xx and arrears of xx. The debtor had filed second amended xx plan onXX/XX/XX11 which was confirmed on XX/XX/XX11. According to the plan, the debtor shall pay the amount of xx per month for 24 months and xx per month for 36 months. According to xx standing trustee’s final report and account dated XX/XX/XX15, the debtor had paid arrearage in the amount of xx to xx. According to the modified xx plan which was filed onXX/XX/XX15, the debtor’s proposed an amended plan to cure the current plan by paying extra xx per month for the remainder of the proposed plan. The arrearage for mortgage due and owing xx is in the amount of xx secured by a deed of trust granted by Debtor. Debtor will pay all post-filing mortgage payments outside the plan on a monthly basis. As per the statement of intention (xx which was filed on XX/XX/XX17, the debtor intends to retain the subject property. The order on motion to convert the case from xx to xx was granted onXX/XX/XX15. The order discharging debtor was filed on XX/XX/XX15. The order on motion to reopen xx was granted on XX/XX/XX17. The case has been discharged on XX/XX/XX15 and was terminated on XX/XX/XX18.	The borrower has been making payments as per modification agreement dated 9XX/XX16 between the borrower xx and the lender xx .
According to the modified terms, the new principal balance is xx out of which xx is deferred principal balance. Hence, interest bearing balance is reflected in the amount of xx. The borrower promises to pay P&I of xx with the interest rate of 6.750% beginning from XX/XX/XX16. The stated maturity date is XX/XX/XX56.	Notice of Servicing Transfer Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 574 |---| -214 |----| -0.37% Comment: As per modification, original maturity term months is 360. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower, xx III had filed the bankruptcy under xx with the case #xxon XX/XX/XX11 and the plan was confirmed on XX/XX/XX11. The case was discharged on XX/XX/XX15 and was terminated on XX/XX/XX18.&#xxD;   Tape Source: Initial   Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX16   Tape Value: XX/XX/XX16   Variance: 74 (Days)   Variance %:    Comment: The loan was modified on XX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.29%   Comment: As per payment history, escrow advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 574   Variance: -214   Variance %: -0.37%   Comment: As per note, original maturity term months is 360.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: Not Applicable   Tape Value: 7XX/XX15   Variance:    Variance %:    Comment: Values are updated as per modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: Not Applicable   Tape Value: 3.0%   Variance:    Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: Not Applicable   Tape Value: 7XX/XX16   Variance:    Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: Not Applicable   Tape Value: 4.0%   Variance:    Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: Not Applicable   Tape Value: 9XX/XX16   Variance:    Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: Not Applicable   Tape Value: 6.8%   Variance:    Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Modification amortization type is fixed.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 9XX/XX16   Tape Value: 1XXX/XX08   Variance: -2861 (Days)   Variance %:    Comment: Values are updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Occupancy at Origination (Property Usage Type)   Loan Value: Primary   Tape Value: Investor   Variance:    Variance %:    Comment: As per application, the occupancy at origination is primary.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214100012   Tape Value: 333456767567899CCC11234F   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210001412344   Tape Value: F43211CCC898765767634333   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, the unpaid principal balance is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as there are two statement of condominium liens for (COA liens) against the subject property in the favor of xx Inc. for the total amount of xxwhich was recorded on XX/XX/XX16 and XX/XX/XX18 respectively. Also, there are two judgments of COA liens for the total amount of xx which was entered on XX/XX/XX17 and XX/XX/XX18 respectively."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the borrower."
* Title Review shows major title concern (Lvl 3)     "There are four COA liens against the subject property.
According to the updated title report dated XX/XX/XX19, there are two statement of condominium liens for (COA liens) against the subject property in the favor of xx, Inc. for the total amount of xxwhich was recorded on XX/XX/XX16 and XX/XX/XX18 respectively. Also, there are two judgments of COA liens for the total amount of xx which was entered on XX/XX/XX17 and XX/XX/XX18 respectively.
The subject property is located in Maryland; which is super lien state. There is risk of the subject property being foreclosed due to above unpaid liens. This can be cured by paying off the above unpaid liens with accrued interest and late charges."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX19, there is one judgment for state tax lien against the borrower xx for the amount of xx in the favor of xx which was recorded on XX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral for this claim is xx. Did not see comments indicating a cram down. The case was discharged on XX/XX/XX15 and was terminated on XX/XX/XX18."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following state disclosures are missing from the loan file:
1. Affidavit of Consideration
2. Affidavit of Disbursement
3. First Time Buyers Affidavit
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5. No Escrow Account
6. Mandatory Binding Arbitration Disclosures
7. Home Buyer Education and Counseling Disclosure"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx Finance Charge Test: FAIL Loan Data is: xx, Comparison Data xx; hence, variance: -xx

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data isxx, Comparison Data is: xx; hence, variance: -xx"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23951827	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$613.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.300%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	High Rise Condo (>=9 Stories)	xx	xx	Primary	Yes	Yes	No	21.951%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$112,172.18	$11,810.00	2.000%	xx	XX/XX/XX10	Financial Hardship	The updated title report dated XXX/XX19, states that the subject mortgage was originated on XX/XX/XX05 and which was recorded on xx.
The chain of assignment has been completed. Currently, the assignment is with xx.
There is a junior mortgage open against the subject property in the favor of XXXX and it was recorded on XX/XX/XX06 in the amount of xx.
There are liens these are as follows:
1) There is an HOA lien open against the property in the favor of XXXX which was recorded on XX/XX/xx18 in the amount of xx.
2) There are two Real Estate tax liens open against the property in the favor of XXXX Georgia in the total amount of xxx1, which were recorded onXX/XX/xx15 andXX/XX/xx16.
3) There is a Real Estate tax lien open against the property in the favor of The State of Georgia and XXXX County in the amount of xxx6, which was recorded onXX/XX/xx15.
4) There is a Solid Waste lien open against the property in the favor of XXXX, Georgia in the amount of xxxx, which was recorded onXX/XX/xx17.
The 2018 annual county taxes have been paid in the amount of xx.
The 2018 combined annual taxes have been paid in the amount of xx.
The 2018 annual utility taxes were due onXX/XX/xx19 in the amount of xx
The 2017 annual utility taxes have been paid in the amount of xx
The 2016 annual utility taxes has delinquent;
The 2014 annual county taxes have been paid for the due date XX/XX/XX15 in the amount of xxxx but there it shows an unreleased real estate lien; there may be release or satisfaction for the same liens may not be found and same for the 2014 annual county taxes and 2015 combined annual taxes	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 0 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. Modification deferred balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 4XX/XX10.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as of XX/XX/XX18 reveals that the borrower is making payments regularly. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. Modification deferred balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 4XX/XX10.
There is no foreclosure activity found in the loan.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This four step modification agreement was made on 4XX/XX10 between the lender xx and the xx" with the new modified unpaid principal balance xx. From unpaid principal balance the deferred balance was xx. The interest bearing amount was xx with step rate starting interest rate was 2.00% and the modified P&I was xx beginning on 4XX/XX10. The step rate was in 4 steps ending at rate 5.00% and P&I will be xx applicable from 4XX/XX17 to maturity date XXX/XX50.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: As per note review, the maturity terms are 360. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history review, the escrow balance is xx Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was no initiated so REO is not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification agreement, the amortization type is step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: As per note review, the maturity terms are 360.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per modification agreement, the amortization type is step, so mod step indicator is yes. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.69%   Comment: As per appraisal report, the appraised value is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 81%   Tape Value: 137%   Variance:    Variance %: -55.75%   Comment: The loan CLTV at origination was 81.00%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 81%   Tape Value: 137%   Variance:    Variance %: -55.75%   Comment: The loan LTV at origination was 81.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010121123221   Tape Value: C122234567C112122MM112C1   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 010122123212. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 122321121010   Tape Value: 1C211MM221211C765432221C   Variance:    Variance %:    Comment: The Payment History String reversed is 212321221010. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: High Rise Condo (>=9 Stories)   Tape Value: Low Rise Condo (1-4 Stories)   Variance:    Variance %:    Comment: As perappraisal report, the property type is high rise condo having 12 stories.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: According to payment history, the UPB is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "The updated title report dated XXX/XX19 shows that there are three real estate tax liens these are as follows:
1) There are two City liens (Real Estate tax) open against the property in the favor of The City of xx, Georgia in the total amount of xxx1, which were recorded onXX/XX/XX15 andXX/XX/XX16.
2) There is a Real Estate tax lien open against the property in the favor of The State of Georgia and XXXX County in the amount of xxx6, which was recorded onXX/XX/XX15.
The subject property is located in Georgia (GA) state and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cure by paying off the above said liens with late fees (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Subject mortgage is at lower lien position, as updated title report dated XXX/XX19 shows that there are three real estate tax liens these are as follows:
1) There are two City liens (Real Estate tax) open against the property in the favor of XXXX Georgia in the total amount of xxx1, which were recorded onXX/XX/XX15 andXX/XX/XX16.
2) There is a Real Estate tax lien open against the property in the favor of The State of Georgia and XXXX County in the amount of xxx6, which was recorded onXX/XX/XX15.
The subject property is located in Georgia (GA) state and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cure by paying off the above said liens with late fees (if any)."	* Water/Sewer Taxes (Lvl 3) "According to updated title report dated XXX/XX19, there is a XXXX lien open against the property in the favor of XXXX Georgia in the amount of xxxx, which was recorded onXX/XX/XX17.
This can be cure by paying off the above said liens with late fees (if any)."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title report dated XXX/XX19, Incorrect property Address /Parcel on assignment. The property address is xx is missing from address shown on the assignment of mortgage dated XX/XX/XX15 and recorded on XX/XX/XX15 with the (Instrument# 20xxXX XX/XXxXX/XXx). It can be cure by re recording the assignment with the correct property address."
* Comment history is incomplete (Lvl 3)     "Collection comments are available fromXX/XX/XX18 to XX/XX/XX18 which are incomplete as we require recent 24 months. Collection comments are missing from XXX/XX17 toXX/XX/XX18."
* Fraudulent (Lvl 3) "According to the collection comments 1XXX/XX18, the reason for default is fraud and as per comments dated XX/XX/XX18, the borrower declined to setup payment on that day and stated that fraudulent activities done to one of his checking accounts and will call on XX/XX/XX18 to schedule the payments; however, further information pertaining to that has not been found."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in GA State. The following state disclosures are missing in the loan files.
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees
3. The subject property is located in IL State. The following state disclosures are missing in the loan files.
4. IL Collateral Protection Insurance Notice
																																																																																								5. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33185921	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	28.218%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX11	$77,772.39	$28,051.46	8.000%	xx	XX/XX/XX12	Financial Hardship	As per the updated title report dated XX/XX/xx19 the subject mortgage was originated on XX/XX/xx05 with lender xx
The chain of the assignment is complete, currently, the assignment is with xx
There are no active liens and judgments found against the borrower.
There is no information found regarding the taxes have been found.
According to the payment history as of dated XX/XX/XX18 the borrower is delinquent for 5 months. The next due date is 7XX/XX18.The last payment was received on XX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with the interest rate of 8.00%.The current UPB is reflected in payment history is in the amount of xx. The borrower has been making payments as per the BK loss mitigation process plan (Doc #xx) of bankruptcy.
Collections Comments:The current status of the loan is in active bankruptcy. The borrower xx and xx had filed bankruptcy under xx with the xx . The plan was confirmed on XX/XX/XX17.
The amended xx plan was filed on XX/XX/XX17 as per plan the debtor supposed to pay the trustee the amount of xxx per month for 60 months.
The POC was filed on XX/XX/XX16 the amount of POC is xx and the amount of arrearage is xx.
No comments regarding the foreclosure have been found.
According to the payment history as of dated XX/XX/XX18, the borrower is delinquent for 5 months. The next due date is 7XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx(PITI). The monthly P&I is in the amount of xx with an interest rate of 8.00%. The current UPB is reflected in payment history is in the amount of xx.  The borrower has been making payments as per the BK loss mitigation process plan (Doc #93) of bankruptcy.
As per the review of servicing comment the subject property is occupied by an unknown party. No comments regarding the damage or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx bankruptcy under xx with the xx. The plan was confirmed on XX/XX/XX17.
The amended xx plan was filed on XX/XX/XX17 as per plan the debtor supposed to pay the trustee the amount of xxx per month for 60 months.
The POC was filed on XX/XX/XX16 the amount of POC is xx and the amount of arrearage is xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on XX/XX/XX11. According to the modified terms, the new principal balance is in the amount of xx. The amount xx from the principal balance is deferred and interest bearing amount is xx. The borrower promises to pay xx with the rate of interest 8.00% beginning from XX/XX/XX12. The new maturity date is 1XXX/XX25.	Title Policy Notice of Servicing Transfer Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 240 Tape Value: 382 |---| -142 |----| -0.37% Comment: Amortization terms months are 240.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: XX/XX/XX11   Tape Value: 1XXX/XX16   Variance: 1748 (Days)   Variance %:    Comment: The modification agreemnet was made on XX/XX/XX11.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No foreclosure activity found.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 240   Tape Value: 382   Variance: -142   Variance %: -0.37%   Comment: original maturity terms months are 240.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX12   Tape Value: XX/XX/XX05   Variance: -2239 (Days)   Variance %:    Comment: As per the available documnets, the first payment date is XXX/XX12.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.32%   Comment: As per the appraisal the appraisal value is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 85%   Tape Value: 112%   Variance:    Variance %: -27.15%   Comment: CLTV ratio percent is 85.00%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 85%   Tape Value: 112%   Variance:    Variance %: -27.15%   Comment: Original standard LTV is 85.00%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.900%   Tape Value: 8.000%   Variance:    Variance %: 1.90%   Comment: Original stated rate is 9.90%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44444443322M   Tape Value: 9999999999C112222MM34455   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 44444443322M.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: M22334444444   Tape Value: 55443MM221211C9999999999   Variance:    Variance %:    Comment: The Payment History String reversed is M22334444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 3422 Chapin Street   Tape Value: XXXX  Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: XXXX&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX25 Tape Value: 8XX/XX37 Variance: 4291 (Days) Variance %: Comment: Stated maturity date is 1XXX/XX25. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX18 to XX/XX/XX18. However, we required latest 24 months collection comments. Hence, the comments are missing from XXX/XX17 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per the schedule D of voluntary petition, the amount of claim is xx,xx and the value of collateral is xx. However, the unsecured portion is xx. Did not see comments reflecting cram down."
* Title policy missing (Lvl 3)     "Final title policy is missing in the loan file. However, the commitment is available, located at ("xx")."
* Issue with the legal description or recorded instrument (Lvl 3)     "As per review of updated title report dated XX/XX/XX19, there is a mismatch between the legal description of the vesting deed through which the subject property was transferred to borrower and subject mortgage. The legal description of the vesting deed recorded on XX/XX/XX89 in Book/Page #xx shows subject property “containing Lot xx (xx)”. However, the subject mortgage recorded on XX/XX/XX05 in Book/Page #xxx also shows subject property containing Lot xx but the digits were shown as “xx”.
This can be cured by re-recording the subject mortgage with the correct legal description."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82818851	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,816.30	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	37.631%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$86,163.16	Not Applicable	2.375%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx19 shows that the subject mortgage was originated on XX/XX/xx08 with the lender xx and borrower xx in amount of xx which was recorded on xx.
The chain of assignment has been completed as the subject mortgage is with xx.

1. There is one senior mortgage against the borrower in amount of xx which was recorded on XX/XX/XX94 in the favor of 'xx. The recorded subordination agreement is available with updated title report.

2. There is one junior mortgage in amount of xx which was recorded on XX/XX/xx11 in the favor of xx

3. There is one state tax lien against the borrower in amount of xx in the favor of 'State of Connecticut dept. of revenue Services'.

The city taxes of 2017 which were paid off in amount of xx.
Review of updated payment history shows that the loan is in delinquency for 11 months and borrower is not making his monthly payments.The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 2.375% for the due date of 1XXX/XX17. The next due date is XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the modification made on 9XX/XX13.	Collections Comments:As per the review of servicing comments the loan is in delinquency for 11 months and borrower is not making his monthly payments. The last payment was received onXX/XX/XX18 in the amount of xx with interest rate of 2.375% for the due date of 1XXX/XX17. The next due date is XXX/XX18. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the modification made on 9XX/XX13.
The loan was modified with an effective date of 9XX/XX13 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.375%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX13 with a new maturity date of 4XX/XX23. The rate changes in 4 steps ending at 4.625%.

According to the servicing comments, borrower intends to keep the property and borrower want to be review for loan mod. The reason for default is decrease in income of borrower and increasing expenses.
The property is owner occupied and no visible damages were reported to the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified with an effective date of 9XX/XX13 and according to the mod the new principal balance is xx to a step modification and the rate was starting from 2.375%. The borrower had given promise to pay P&I in the amount of xx which had begun from 1XXX/XX13 with a new maturity date of 4XX/XX23. The rate changes in 4 steps ending at 4.625%.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 180 Tape Value: 115 |---| 65 |----| 0.57% Comment: Amortization term months is 180. Tape Source: Initial Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 115   Variance: 65   Variance %: 0.57%   Comment: Loan Original Maturity term months is 180.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX13   Tape Value: 9XX/XX13   Variance: -30 (Days)   Variance %:    Comment: Mod step 1 date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX18   Tape Value: 9XX/XX18   Variance: -30 (Days)   Variance %:    Comment: Mod step 2 date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX19   Tape Value: 9XX/XX19   Variance: -30 (Days)   Variance %:    Comment: Mod step 3 date is XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 4 Date   Loan Value: 1XXX/XX20   Tape Value: 9XX/XX20   Variance: -30 (Days)   Variance %:    Comment: Mod step 4 date is XX/XX/XX20.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 57%   Tape Value: 60%   Variance:    Variance %: -2.86%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX08   Tape Value:XX/XX/XX08   Variance: 5 (Days)   Variance %:    Comment: Original note doc date isXX/XX/XX08.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 57%   Tape Value: 57%   Variance:    Variance %: 0.00%   Comment: Original standard LTV is 57.143%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 3CCCCC1C1111223445678999   Variance:    Variance %:    Comment: Payment history string reversed 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 9998765442221111C1CCCCC3   Variance:    Variance %:    Comment: Payment history string reversed 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Cash out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transition per HUD-1 is cash out.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject property type is PUD. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX18 to XX/XX/XX18. However, we required latest 24 months complete comments history. Servicing comments are missing from XX/XX/XX17 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in CT State and the required Legal Representation Disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate as State Regulations failed for First Lien Prepaid Finance Charge Test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* XXX State Regulations Test Failed (Lvl 2)     "CE State Regulations failed for First Lien Prepaid Finance Charge Test. Fail: Charged:xx Allowed: xx Over By:+xxx0"
* State Tax Judgment (Lvl 2)     "According to the Updated title report dated on XX/XX/XX19, there is one state tax lien against the borrower in amount of xx in the favor of State of Connecticut dept. of revenue Services which was recorded on XX/XX/XX11."
																																																																																								* XXX Exceptions Test Failed (Lvl 2) "CE Exception Test failed for CT License Validation Test."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79316501	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,431.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.820%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	30.293%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$175,955.94	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	xx
There are two active civil judgments against the borrower xx
There is one state tax lien against the borrower xx The property address does not mention in the document also SSN# has not been provided to check the validity of the lien.
There is one active judgment against the borrower xx
The 2018 Combined annual installment taxes have been paid on XX/XX/XX18 in the amount of xx.
The 2018 Utilities annual installment taxes were delinquent on XX/XX/XX18 in the amount of xx.
 No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 month and the next due date for payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification which was made on XX/XX/XX05.

Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX18, the reason for default was an excessive obligation.
The loan has been modified once since origination. As per the modification agreement which was made on xx. The borrower promises to make a monthly payment of xx with the rate of interest 8.950%, beginning from XX/XX/XX05 till the maturity date XX/XX/XX33.  The new principle balance stated in the Modification is in the amount of xx.  No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx.
No information pertaining to bankruptcy has been found.
As per the servicing comments, the foreclosure activity has not been initiated.
As per the comment dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. The borrower's intention is to retain his property. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on xx.”. The borrower promises to make a monthly payment of xx with the rate of interest 8.950%, beginning from XX/XX/XX05 till the maturity date XX/XX/XX33. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified once since origination.	Loan Program Info Disclosure Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 335 |---| 25 |----| 0.07% Comment: As per the modification, Amortization term months(CE, S&P)is 360; however, tape data reflects with 335.&#xxD; Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated. Hence, Is REO active; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 335   Variance: 25   Variance %: 0.07%   Comment: As per the note, loan original maturity term months is 360; however, tape data reflects with 335.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101011101110   Tape Value: CCCC1CCCC12CC111CCCCC1C1   Variance:    Variance %:    Comment: As per the payment history, payment history string is 10101101110; however, tape data reflects with CCCC1CCCC12CC111CCCC1C1. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 011101110101   Tape Value: 1C1CCCCC1C1CC21CCCCCCCCC   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is 011101110101; however, tape data reflects with 1C1CCCCC1C1CC21CCCCC.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: XX/XX/XX33 Tape Value: 1XXX/XX33 Variance: -27 (Days) Variance %: Comment: As per the modification, stated maturity date is XX/XX/XX13; however, tape data reflects with XX/XX/XX33. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject property at the second lien position. As per the updated report dated XX/XX/XX19. There is a muni/city/code(Grass/Weed cutting) lien against the subject property in the favor of Kent County Department of Planning in the amount of xx which was recorded on XX/XX/XX17. The subject property is located in the Delaware state, which is a super lien state. There is a risk of the property being foreclosed because of the above unpaid lien."
* Title Review shows major title concern (Lvl 4) "According to updated title report dated XX/XX/XX19, there is a muni/city/code lien(Grass/Weed cutting) against the subject property in the favor of Kent County Department of Planning in the amount of xx. The subject property is located in the Delaware state, which is a super lien state. There is a risk of the property being foreclosed because of the above unpaid lien. This can be cured by repayment of unpaid liens with late charges or delinquent interest if any."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed Broker Fees Test."
* State Tax Judgment (Lvl 2)     "There is one state tax lien against the borrower “xx” in the favor of the State of Delaware in the amount of xx which was recorded on XX/XX/XX17. The property address does not mention in the document also SSN# has not been provided to check the validity of the lien."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value from the available loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the broker fees test.
This loan charges one or more prohibited broker fees.
A mortgage loan broker may not accept any fee in connection with a mortgage loan, other than an application fee or any credit report fee, property appraisal fee, title examination fee or other bona fide 3rd-party fee actually and reasonably paid or incurred by the licensee on behalf of the borrower, prior to obtaining a written commitment from a qualified lender (setting forth the terms and conditions upon which the lender is willing to make a mortgage loan to the borrower). The amount of fees that may be collected or received by a mortgage loan broker, whether constituting an application fee, a fee payable to a 3rd party, fee payable at the time of written commitment or upon consummation of a mortgage loan or otherwise, shall be subject to such limitations as may be provided by regulation of the Commissioner. A licensee shall be obligated to refund all fees collected by it from a borrower, other than those fees paid by the licensee to a 3rd party, if a written commitment for a mortgage loan from a qualified mortgage lender is not produced within the time specified by the mortgage loan broker and otherwise at the rate, terms and overall costs agreed upon by the borrower or the mortgage loan does not close; provided however, that a licensee shall not be required to refund fees when the failure to obtain a written commitment for a mortgage loan or the failure of a closing thereunder to occur is due to the substantial fault of the borrower.
Broker Fees Test  Result FAIL Loan Data xx Comparison Data xxx Variance +xx."
* Missing Required Disclosures (Lvl 2)     "The List of service providers are missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Water/Sewer Taxes (Lvl 2) "As per the updated title report dated XX/XX/XX19, the 2018 utilities annual installment taxes are delinquent in the amount of xx which was good through till the date XX/XX/XX18"	* XXX RESPA Test Incomplete (Lvl 1) "Compliance ease RESPA test incomplete." * XXX Exceptions Test Incomplete (Lvl 1) "Compliance Ease Exception test incomplete."	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24016600	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$840.85	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.624%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	According to the updated title report dated XXX/XX19, the subject mortgage was originated onXX/XX/XX03 with the lender xx.
The chain of the assignment has been completed.  Currently, the assignment is from xx .
There are no active liens and judgments.
The annual county taxes for the year 2018 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.
According to the review of payment history as of XX/XX/XX18, the borrower is current with the loan and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
According to comment dated XX/XX/XX18, the reason for default is an Excessive obligation.
The loan has not been modified since origination.
xx
The foreclosure was not initiated since origination.
According to comment dated XX/XX/XX18, the subject property is owner-occupied.
No comments were indicating damages and repairs pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower xx had filed bankruptcy under xx with the case #xxon XX/XX/XX16. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated. Hence, the REO is not applicable.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been since origination. &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX03   Variance:    Variance %:    Comment: The loan has not been since origination.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX03   Tape Value:XX/XX/XX03   Variance: 5 (Days)   Variance %:    Comment: As per note, the original note doc date isXX/XX/XX03.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010110112111   Tape Value: 1112211111CCC111121C11C1   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 010110112111. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 111211011010 Tape Value: 1C11C1211C1CCC1111112111 Variance: Variance %: Comment: The Payment History String reversed is 111211011010. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "Legal Description mentioned on a mortgage which is recorded on XX/XX/XX03 with instrument# xx is not consistent with the Legal description mentioned in the Warranty deed which was recorded on XX/XX/XX99.
The legal description Mentioned on Deed contains  “xx” and some meets bounds. The legal description mentioned on Mortgage is concise and contains, “xx)”. However, the legal description for “ xx is missing from the Mortgage.
Also, the legal description on Appraisal report and tax documents show the “xx”.
This can be cured by re-recording or adding an addendum with the correct legal description."
* Title issue (Lvl 3)     "The subject property was purchased xx and xx through a Warranty Deed dated XX/XX/XX99. The subject mortgage was signed by both borrowers. However, the final title policy at origination vested in the name of only xx.
This can be cured by adding an addendum to the final title policy with the name of xx."	* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Louisiana State. The following required state disclosures are missing from the loan file.
1.Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans
2.Anti-Tying Disclosure
3.Financial Institution Choice of Insurance Disclosure"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33663026	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,363.50	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	8.428%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$64,336.22	Not Applicable	7.928%	xx	XX/XX/XX13	Financial Hardship	Review of updated title report dated XX/XX/xx19 shows that the subject mortgage was originated on XX/XX/XX07 with xx which was recorded on XX/XX/XX07. The chain of assignment is complete as the subject mortgage is with the current assignee xx.
There is an active junior mortgage on the updated title report.
There are 2 active civil judgments on updated title report which is in the total amount of xx which was recorded on XX/XX/xx11 in favor of xx
There is an active credit card judgment on updated title report in the amount of xx which was recorded on XX/XX/xx10 in favor of xx
Annual Combined tax of 2018 was paid on XX/XX/xx18 in the amount of xx.
Review of the payment history provided fromXX/XX/XX14 to XX/XX/XX18 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 2.865%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments shows that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of 1XXX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 2.865%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 2.865 % and borrower promises to pay P&I in the amount of xx began on xx. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 4XX/XX43. Reason for Modification is Financial Hardship.
xx
As per comment datedXX/XX/XX18 subject property is occupied by the owner and in average condition however no need to repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Loan modification agreement was made between the borrower and Lender onXX/XX/XX14. The new modified rate is 2.865 % and borrower promises to pay P&I in the amount of xx began on 7XX/XX14. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 4XX/XX43. Reason for Modification is Financial Hardship.	Title Policy Affiliated Business Disclosure Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 346 |---| 14 |----| 0.04% Comment: As per tape data Amortization Term Months (CE, S&P) is 346 and as per review it is 360.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Bankruptcy (Post-Loan Origination) is No and as per review it is Yes.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX14   Tape Value: 5XX/XX14   Variance: -21 (Days)   Variance %:    Comment: As per tape data Doc Date of Last Modification is 5XX/XX14 and as per review it isXX/XX/XX14.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 346   Variance: 14   Variance %: 0.04%   Comment: As per tape data Loan original maturity term is 346 and as per review it is 360.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 4 (Days)   Variance %:    Comment: As per tape data Original Note Doc Date isXX/XX/XX007 and as per review it isXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122222232222   Tape Value: 111121CC1111211111211111   Variance:    Variance %:    Comment: As per tape data payment history String is 111121CC1111211111211111 and as per review it is 111111211111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 222232222221 Tape Value: 1111121112121111CC111111 Variance: Variance %: Comment: As per tape data payment history String Reversed is 1111121111121111CC211111 and as per review it is 111112111111.&#xxD; Tape Source: Initial Tape Type:	B	* Title policy missing (Lvl 3) "Final title policy is missing from the loan file; However, title commitment is available in the loan file which is located at xx."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file;
1.Explanation of Personal Obligation,
2.Marital Property Act Disclosure,
3.Choice of Insurance Disclosure,
4.Co-Signer Notice,
5.Tattle Tale Notice under the Marital Property Act."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated XX/XX/XX11 shows amount of secured claim without deducting the value of collateral is 139,077.00 and value of collateral is xx therefore the unsecured portion is xx. Debtor discharge on XX/XX/XX11 and case gets terminated on XX/XX/XX11."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	196642	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$2,907.53	8/XX/XX21	xx	No	Bankruptcy	xx	xx	$77,684.42	Not Applicable	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	20.090%	First	Final policy	Not Applicable	xx	XX/XX/XX14	$123,687.47	$15,907.02	4.250%	xx	XX/XX/XX14	Financial Hardship	xx

No active judgments or liens found.
2018-2019 1st installment of city taxes have been paid off in the amount of xx on 8XX/XX18.

2018-2019 2nd installment of city taxes have been paid off in the amount of xx on 1XXX/XX18.

2018-2019 3rd installment of city taxes are due in the amount of xx for the due date XXX/XX19
No prior year taxes are delinquent as per updated title report.
Review of payment history as of dated XX/XX/XX18, shows that the borrower is not making regular payments. The loan payments are currently 13 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18, in the total amount of xx, for the due date of XX/XX/XX17. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of XX/XX/XX14.	Collections Comments:Collection comments available from XX/XX/XX12 till XX/XX/XX18, shows that the borrower is not making regular payments. The loan payments are currently 13 months delinquent. The next due date is XX/XX/XX17. The last payment was received on XX/XX/XX18, in the total amount of xx, for the due date of XX/XX/XX17. The unpaid principal balance as per tape data is in the amount of xx. The current interest rate is 4.000% with P&I in the amount of xx.
The borrower has been making payments as per modification agreement made on effective date of xx
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX14  and ends with the maturity date of xx
Collection comment dated XX/XX/XX18 shows that foreclosure was referred to attorney on xx; however, collection comment dated XX/XX/XX18 shows that foreclosure process was put on hold due to loss mitigation activity.
The latest collection comment dated XX/XX/XX18, shows that modification has been approved to borrower under loss mitigation program. Comment dated XX/XX/XX18, shows that unpaid principal balance is xxxx80.51, current interest rate is 5.000%, with P&I in the amount of xx for the term of 3XX/XXx. The mod first payment date is XX/XX/XX19. However, the same modification agreement is missing from the loan file.
The borrower had not filed bankruptcy yet.
Collection comment dated XX/XX/XX18 shows reason for default as excessive obligation.
The subject property is owner occupant with no visible damages or repairs.
Foreclosure Comments:xx
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx on effective date XX/XX/XX14.
The borrower agree to pay the UPB of xx with interest rate of 4.000 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX14 and ends with the maturity date of XX/XX/XX47.
The latest collection comment dated XX/XX/XX18, shows that modification has been approved to borrower under loss mitigation program. Comment dated XX/XX/XX18, shows that unpaid principal balance is xxxx80.51, current interest rate is 5.000%, with P&I in the amount of xx for the term of 3XX/XXx. The mod first payment date is XX/XX/XX19. However, the same modification agreement is missing from the loan file.	Origination Appraisal Missing Required Disclosures Modification Missing Required State Disclosures Loan Program Info Disclosure Document Showing a Index Numerical Value	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 404 |---| -44 |----| -0.11% Comment: Amortization term months (CE,S&P) is 360, however tape reflected as 404.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: XXX/XX14   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 404   Variance: -44   Variance %: -0.11%   Comment: Loan original maturity term months is 360, however tape reflected as 404.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX19   Tape Value: XXX/XX14   Variance: -1795 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Original stated P&I is xx, however tape shows as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 2C1223234534567899FFFFFF   Variance:    Variance %:    Comment: Payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFF9985654354323121C2   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 9XX/XX47 Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The latest collection comment dated XX/XX/XX18, shows that modification has been approved to borrower under loss mitigation program. Comment dated XX/XX/XX18, shows that unpaid principal balance is xx, current interest rate is 5.000%, with P&I in the amount of xx for the term of 3XX/XXx. The mod first payment date is XX/XX/XX19. However, the same modification agreement is missing from the loan file.
The borrower is currently making as per the modification agreement made on effective date of XX/XX/XX14."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at "Massachusetts". Following are the state required state disclosures missing from the loan file.

Lead-Based Paint Disclosure
Carbon Monoxide Alarms
MA Smoke Detector Certificate"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "Unable to calculate operative index value from the loan file."
																																																																																								* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	62871402	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$0.00	$5,298.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	13.683%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx The 2018 Combined annual taxes installments have been paid on XX/XX/xx18 in the amount of xx. No prior year’s delinquent taxes have been found.	As per review of the payment history dated XX/XX/XX18, the borrower is currently delinquent for 3 months and the next due date is 09XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the latest payment history is in the amount of xx.The Borrower has been making the payments according to the modification agreement made on XXX/XX13.
Collections Comments:The loan is currently in the collection and is next due for XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
As per the comment dated XX/XX/XX18, the reason for default was an illness of the borrower.
The loan has been modified once since origination. As per the modification agreement which was made on xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.00%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX33.  The new principle balance stated in the Modification is in the amount of xx. The interest-bearing amount is xx. The lender deferred the addition amount of xx. The borrower will pay the deferred balance at the time of maturity date xx
As per the servicing comments, the foreclosure was initiated. xx
As per the comment dated XX/XX/XX18, the subject property has been occupied by the owner and is in average condition. The borrower's intention is to retain his property. No damage pertaining to the subject property has been found.

Foreclosure Comments:xx

The Loan modification agreement was made on XX/XX/XX13 between the lender xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.00%, beginning from XX/XX/XX13 till the maturity date XX/XX/XX33. The new principle balance stated in the Modification is in the amount of xx. The interest-bearing amount is xx. The lender deferred the addition amount of xx. The borrower will pay the deferred balance at the time of maturity date XX/XX/XX33.

Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 247 |---| 113 |----| 0.46% Comment: he Original Note reflects the Amortization Term months is 360; however, tape data reflects with 247. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The modification has balloon provision. Hence, balloon indicator is Yes; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the PACER the borrowers has been filed the bankruptcy. Hence, bankruptcy(post loan origination) is Yes; however, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According the servicing comments the foreclosure was initiated. Hence, currently in foreclosure is Yes; However, tape data reflects with No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: XXX/XX13   Tape Value: XXX/XX13   Variance: -8 (Days)   Variance %:    Comment: The Document Date of the Last Modification is XXX/XX13;however, tape data reflects with XX/XX/XX13.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 247   Variance: 113   Variance %: 0.46%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360; however, tape data reflects with 247.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321233211112   Tape Value: 111111111111122111222323   Variance:    Variance %:    Comment: As per the Payment History String is 32133211112; however, tape data reflects with 11111111111122112222323.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 211112332123 Tape Value: 323222111121111111111111 Variance: Variance %: Comment: As per the Payment History String reversed is 21112332123; however, tape data reflects with 3232211112111111111111. Tape Source: Initial Tape Type:	B	* Title Review shows break in assignment (Lvl 2) "The chain of the assignment has not been completed. The latest assignment is from xx.
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in the South Carolina(SC) state. The below Required State disclosures are missing from the loan files.
1] Agent Preference Disclosure.
2] Casualty Insurance Disclosure."
* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2)     "The borrower xx had filed bankruptcy under xx plan xx on XX/XX/XX11. The case was discharged on XX/XX/XX12 and fully terminated on XX/XX/XX12. As per the Schedule filed on XX/XX/XX11, the debtor intended to surrender the subject property (Individual Debtor’s Statement Of Intention (xx) xx. However, as per the latest Updated Title report dated XX/XX/XX19 and tax certificate records the borrower, xx and xx is still the owner of the subject property."
* Property Damage (Lvl 2)     "According to the servicing comment date 1XXX/XX18, the subject property is affected by flood disaster, however no evidence found for any damage of property."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28482399	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$11,468.66	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.875%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.712%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$146,612.64	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xx No active judgments or liens have been found. The combined annual taxes have been paid off in amount of xx which was recorded on XX/XX/xx18.	The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified XX/XX/XX11 borrower is making the payment as per modification at the interest rate of 5.00% and P&I xx.
Collections Comments:As per collection comment the subject property is occupied by the owner. Reason for default is excessive obligation. Further information is not available in collection comment about damage or repair. The latest comment dated XX/XX/XX18 shows that the borrower wants to reinstatement, good through date XX/XX/XX18 with total amount to reinstatement is xx.
The property is currently owner occupied and the intent is to keep it.

The Payment History dated XX/XX/XX18 reveals that the borrower has been the delinquent from XX/XX/XX18 to till date. Borrower is making the payment well and the last payment was received in the amount of xx which was applied for the due date of XX/XX/XX18.
The payment history reflects current unpaid principal balance is in the amount of xx.
The loan was modified XX/XX/XX11 borrower is making the payment as per modification at the interest rate of 5.00% and P&I xx.

The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX11 and the new maturity date will be XX/XX/XX50. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification term that is 2.000% and modified P&I xx.

The Loan was modified into 4 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: XX/XX/XX11.
2) Period: 12, Rate: 3.00%, P&I: xx, Date: XX/XX/XX16.
3) Period: 12, Rate: 4.00%, P&I: xx, Date: XX/XX/XX17.
4) Period: 296, Rate: 5.00%, P&I: xx, Date: XX/XX/XX18.

No evidences have been found regarding the foreclosure and bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx and lender xx effective date is XX/XX/XX11. The first modified payment is still due for the date of XX/XX/XX11 and the new maturity date will be XX/XX/XX50. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification term that is 2.000% and modified P&I xx.

The Loan was modified into 4 steps.
1) Period: 60, Rate: 2.00%, P&I: xx, Date: XX/XX/XX11.
2) Period: 12, Rate: 3.00%, P&I: xx, Date: XX/XX/XX16.
3) Period: 12, Rate: 4.00%, P&I: xx, Date: XX/XX/XX17.
4) Period: 296, Rate: 5.00%, P&I: xx, Date: XX/XX/XX18.
Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 300 Tape Value: 380 |---| -80 |----| -0.21% Comment: As per Note document, Amortized Term (Calculated) 300 months. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization is Step type amortization.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 300   Tape Value: 380   Variance: -80   Variance %: -0.21%   Comment: As per Note document Loan original maturity terms is 300 months.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 7XX/XX11   Tape Value: 7XX/XX17   Variance: 2192 (Days)   Variance %:    Comment: As per the Modification document, the Modification for Step 1 payment date is 7XX/XX11.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 4.0%   Variance:    Variance %: -2.00%   Comment: As per the Modification document, the Modification for Step 1 Rate of interest is 2.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 7XX/XX16   Tape Value: 4XX/XX18   Variance: 639 (Days)   Variance %:    Comment: As per the Modification document, the Modification for Step 2 payment date is 7XX/XX16. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: As per the Modification document, the Modification for Step 2 Rate of interest is 3.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 7XX/XX17   Tape Value: 7XX/XX18   Variance: 365 (Days)   Variance %:    Comment: As per the Modification document, the Modification for Step 3 payment date is 7XX/XX17. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 5.0%   Variance:    Variance %: -1.00%   Comment: As per the Modification document, the Modification for Step 3 Rate of interest is 4.00%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122222211222   Tape Value: C11121111222222112222221   Variance:    Variance %:    Comment: As per the payment history string as 122222211222.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222112222221   Tape Value: 12222221122222211111111C   Variance:    Variance %:    Comment: As per the payment history string reversed as 2221122222221.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX   Variance:    Variance %:    Comment: As per Note document property Address streetXXXX   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per HUD-1, the purpose of the transaction is Cash-out. Tape Source: Initial Tape Type:	B	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per Updated title report dated XX/XX/XX19, mortgage was originated by xx in 2005 and recorded on XX/XX/XX05; the deed recorded on XX/XX/XX09 shows that the property was transferred from xx . Now, the ownership of subject property reflects as ‘xx’ through deed in 2009."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The ROR transaction date is XX/XX/XX05 which is after the note date is XX/XX/XX05."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NC State; however, required state disclosure is missing from loan file.
1. Credit Property Insurance Disclosure
2. Priority of Security Instrument Disclosure
3. Attorney Selection Disclosure"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of service provider is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78149577	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.925%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.256%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$78,470.74	Not Applicable	7.500%	xx	XX/XX/XX14	Financial Hardship	xx
There are a couple of outstanding liens/judgments against borrower/property are as follows.
There are active civil judgments in the total amount of xx which were recorded on different dates and filed by several plaintiffs.
There are multiple ECB lien shows in updated title report which are searched by name, however no one matching with the subject property.
Annual county taxes have been paid in the amount of xx
Annual county taxes have been due in the amount of xx.
No delinquent taxes have been located for the prior year.
Review of the payment history dated fromXX/XX/XX14 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 9XX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of 1XXX/XX18 the loan is in active foreclosure. Available servicing comment and documents in file reveal that loan is in foreclosure since xx. Foreclosure was referred to on 4XX/XX18. Foreclosure complaint was filed on xx. Review of the payment history dated fromXX/XX/XX14 to XX/XX/XX18 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 9XX/XX17, and the next due date is 1XXX/XX17. Current UPB reflects in the provided payment history is in the amount of xx.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on 9XX/XX13. The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX13. The new principal balance is xx. The maturity date is 1XXX/XX32 the rate will be changed in 5 steps.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 235 |---| 125 |----| 0.53% Comment: Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 235   Variance: 125   Variance %: 0.53%   Comment: Loan maturity date is 360.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 1XXX/XX13   Tape Value: 1XXX/XX18   Variance: 1826 (Days)   Variance %:    Comment: Mod step 1 date is 1XXX/XX13.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.0%   Variance:    Variance %: -1.00%   Comment: Mod step 1 rate is 2.000%&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX18   Tape Value: 1XXX/XX19   Variance: 365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.0%   Variance:    Variance %: -1.00%   Comment: Mod step 2 rate is 3.000%   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Date   Loan Value: 1XXX/XX19   Tape Value: 1XXX/XX20   Variance: 366 (Days)   Variance %:    Comment: Mod step 3 date is 1XXX/XX13.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 3 Rate   Loan Value: 4.0%   Tape Value: 4.6%   Variance:    Variance %: -0.63%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 221122222334567899FFFFFF   Variance:    Variance %:    Comment: Payment string history is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFF998565433222211122   Variance:    Variance %:    Comment: Payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value:XX/XX/XX18   Tape Value: 4XX/XX18   Variance: -69 (Days)   Variance %:    Comment: S&C filing date as per comments isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX32 Tape Value: 4XX/XX33 Variance: 151 (Days) Variance %: Comment: Maturity date is as per note is 1XXX/XX32. Tape Source: Initial Tape Type:	B	* Foreclosure Delay or Contested (Lvl 3) "Collection comment dated onXX/XX/XX18 shows that the contested matter has been litigated, and the pleading action was filed onXX/XX/XX18. Collection comment datedXX/XX/XX18 states that the contested matter was initiated in the loan for the additional fees. However, there is no information has been found regarding that the contested matter is resolved or not."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in New York State. The state disclosures missing from the loan file are: NY Consumer Credit Disclosure / Fair Credit Reporting Notice, NY Interest Rate Disclosure, NY Hazard Insurance Disclosure, Tax Escrow Account Designation, Mortgage Bankers and Exempt Organizations Pre-application, Part 80 Disclosure Alternative Mortgage Transaction Disclosures, Co-Signer Notice Requirements, Default Warning Notice, Smoke Alarm Affidavit New York Real Property Escrow Account Disclosure, Sub-prime Home Loan Counseling Disclosure, Sub-prime Home Loan Tax and Insurance Payment Disclosure, Sub-prime Home Loan Disclosure, Commitment Disclosure, Lock-in Disclosure, Expiration of Lock-in or Commitment Period."
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18062613	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Delaware	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$886.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.450%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	23.055%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX05	$64,582.37	Not Applicable	8.950%	xx	XX/XX/XX05	Convert ARM to Fixed	xx

There is a junior mortgage open against the property in the favor of xx.
There are 2 state tax liens open against xx.

2018 combined 1st and 2nd installment taxes are due onXX/XX/xx19 &XX/XX/XX19 respectively in the total amount of xx.
2018 combined 2nd installment taxes are delinquent in the amount of xx which was good through on XXX/XX19.
2017 combined 1st installment taxes have been paid in the amount of xx.
2016 combined 1st and 2nd installment taxes have been paid in the total amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received on 6XX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX16.	Collections Comments:Available servicing comment and documents in file reveal that loan is in foreclosure.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 6 months. The last payment was received on 6XX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 2.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on XXX/XX16.
Available servicing comment and documents in file reveal that loan is in foreclosure since xx. Foreclosure was referred to attorney, which was completed on xx. No further details have been found.
xx
According to collection comment, no damages or repairs have been found.
Latest BPO report is not available in the loan file.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx. No further details have been found.
Bankruptcy Comments:xx	The loan was modified on XXX/XX16 between xx (borrowers ) and xx with the new modified unpaid principal balance xx. From unpaid principal balance principal the xx had been permanently forgiven. The interest bearing amount was xx with interest rate 2.00% and the modified P&I was xx. The first modified payment due date was XXX/XX16 and the maturity date will be 1XXX/XX37.	Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 363 |---| -3 |----| -0.01% Comment: The amortized term is calculated as 360.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: &#xxD; The PACER Report reflects the Borrowers filed Bankruptcy on XX/XX/XX09 which is Post-Loan Origination as the subject loan closed on 6XX/XX10.&#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Original Note reflects an Interest only Period of 120months. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 363   Variance: -3   Variance %: -0.01%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360. The last Modification added 3 months to the term and the new Term in Months is 363. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX16   Tape Value: 9XX/XX07   Variance: -3044 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 92%   Tape Value: 92%   Variance:    Variance %: -0.01%   Comment: Original CLTV ratio per Appraisal and 1003 is 92.295%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 92%   Tape Value: 92%   Variance:    Variance %: -0.01%   Comment: Original OLTV ratio per Appraisal and 1003 is 92.295%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.875%   Tape Value: 6.880%   Variance:    Variance %: -0.01%   Comment: The Note reflects the Original Stated Rate as 6.875%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444321200000   Tape Value: CCCCCCCCCCCCCCCCMM234FFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 432144444444.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000002123444   Tape Value: FFF432MMCCCCCCCCCCCCCCCC   Variance:    Variance %:    Comment: The Payment History String reversed is 444444441234.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:XXXX  Tape Value: XXXXVariance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: 4XXXX &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Unavailable Tape Value:XX/XX/XX18 Variance: Variance %: Comment: The complaint has not been filed yet. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "Principal forgiven amount exceeds 2% modified balance.
The loan was modified on XXX/XX16 between xx, xx (borrowers) and xx with the new modified unpaid principal balance xx. The amount of principal balance of xx had been permanently forgiven which exceeds 2% of modified balance."	* Title Review shows outstanding delinquent taxes (Lvl 3) "Delinquent taxes for year 2017.
According to updated title report dated XXX/XX19, the combined 2nd installment taxes for the year 2018 are delinquent in the amount of xx which was good through on XXX/XX19."
* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing Short form policy."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the Ohio state. The following state disclosures are missing from the loan file:
1. Equal Credit Availability Notice
2. Insurance Tying Disclosure
3. Non-Deposit Insurance Disclosure"
* Loan has been determined to have an unsecured debt (Lvl 2)     "According to the PACER, the xx  had filed for bankruptcy under xx with the xx.  Schedule D in voluntary petition dated XX/XX/XX09 states that, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. Therefore, unsecured portion remained as xx. The case was converted from xx to xx onXX/XX/XX10. This  bankruptcy case was discharged on 6XX/XX10 and terminated onXX/XX/XX11."
* State Tax Judgment (Lvl 2)     "According to updated title report dated XXX/XX19, there are 2 state tax liens open against xx in the favor of Ohio State Department Taxation in the total amount of xx which were recorded on XX/XX/XX14 and 5XX/XX18."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99954283	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,894.42	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.490%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.215%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX14	$136,476.86	Not Applicable	2.865%	xx	XX/XX/XX14	Financial Hardship	xx. No active judgments or liens were found against the subject property. 2017 and 2018 city annual taxes have been paid in the total amount of xxx on XX/XX/xx17 and XX/XX/xx18 respectively. No prior year’s delinquent taxes have been found.
The subject property was transferred from “xx".	According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 1 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX16 with the interest rate of 4.000% and P&I of xx.	Collections Comments:According to the review of collection comments, the loan is currently in active bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 4.000% and P&I of xx. According to the modified terms, the new principal balance is xx out of which lender has deferred the principal balance of xx. Hence, the interest bearing amount is reflected in the amount of xx. The reason for default is not available in the collection comment. xx. The reason for default as per servicing comment is excessive obligation. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file to verify the occupancy and the condition of the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx
This modification agreement was made between the borrower, xx on XX/XX/XX16. According to the modified terms, the new principal balance is xx out of which lender has deferred the principal balance of xx. Hence, the interest bearing amount is reflected in the amount of xx. Borrower promises to pay P&I of xx with the interest rate of 4.000% beginning from XX/XX/XX17. The stated maturity date is XX/XX/XX46.	Affiliated Business Disclosure Missing Required State Disclosures Credit Application Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 300 Tape Value: 360 |---| -60 |----| -0.17% Comment: The amortization term of months is 300 months. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 300   Tape Value: 360   Variance: -60   Variance %: -0.17%   Comment: The origination maturity term of the loan is 300 months.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.868%   Tape Value: 9.868%   Variance:    Variance %: -0.00%   Comment: The origination stated rat is 9.86760.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111111111   Tape Value: CCCCCCCCCCCCCCCCCCC11111   Variance:    Variance %:    Comment: The payment history string is 111111111111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111111111   Tape Value: 11111CCCCCCCCCCCCCCCCCCC   Variance:    Variance %:    Comment: The payment history string is 111111111111.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Final application is missing in the loan files.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The loan is cash-out refinance.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the Payment history te UPB is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the voluntary petition schedule D, the value of the collateral is xx and the amount of secured claim is xx. Therefore, the unsecured portion is reflected in the amount of xx. No comment regarding cram down has been found in the collection comment."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Choice of Insurer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	81608822	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,509.27	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.625%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	$426,980.51	Not Applicable	5.000%	xx	XX/XX/XX19	Financial Hardship	xx 2018 county annual taxes have been paid in the total amount of xx on XX/XX/xx18. No prior year's delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is current with the loan and has been making payments. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments with the interest rate of 5.000 % and P&I of xx.	Collections Comments:According to review of the collection comment, the loan is currently in the collection and the borrower has been making payments. The next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per modification which was completed on XX/XX/XX16 with the interest rate of 5.000 % and P&I of xx. However, Modification agreement is missing from the loan file. The reason for default is not available in the collection comment. No foreclosure activity was found in the loan file.
xx. According to comment dated XX/XX/XX18, the subject property is owner occupied. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file to verify the occupancy and the condition of the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This is conventional fixed rate mortgage originated on XX/XX/XX06 with P&I of xx and interest rate of 11.61%. The stated maturity date is XX/XX/XX37. The P&I as per payment history is the xx and rate of interest is 5.000%. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. The payment history reflects the deferred balance is in the amount of xx. According to tape data, the loan has been modified on XX/XX/XX16 and the first payment date is XX/XX/XX17. The borrower has been making payments as per modified terms. However, Modification agreement is missing from the loan file.	Initial Escrow Acct Disclosure Modification Missing Dicsloures Missing Required State Disclosures	Field: Deferred Balance Amount Loan Value: Unavailable Tape Value: xx |---| |----| Comment: As per tape data deferred balance amount is xx however according to collection comment it is not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: 1XXX/XX16   Variance:    Variance %:    Comment: As per tape data doc date of last modification is 1XXX/XX16 however according to collection comment it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.24%   Comment: As per payment history, escrow advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per tape data escrow balance per payment history is (xx) however according to collection comment it is xxxxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: As per tape data loan amortization type is fixed however according to collection comment it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Alternative   Variance:    Variance %:    Comment: As per tape data loan documentation type is alternative however according to collection comment it is full documentation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010001110000   Tape Value: MMMMCCCCCCCCCCCC1111CCC1   Variance:    Variance %:    Comment: As per tape data payment history string is 100011MMMMMM.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000011100010   Tape Value: 1CCC1111CCCCCCCCCCCMMMMM   Variance:    Variance %:    Comment: As per tape data payment history string reversed is MMMMMM110001&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per tape data purpose of refinance per application is lower rate or term however according to collection comment it is cash out - other.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per tape data purpose of transaction per HUD-1 is refinance however according to collection comment it is cash out.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: XXX/XX47   Variance:    Variance %:    Comment: As per tape data stated maturity date is XXX/XX47 however according to collection comment it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data unpaid current principal balance (UPB) per payment history is xx however according to collection comment it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage originated on XX/XX/XX06 with P&I of xx and interest rate of 11.61%. The stated maturity date is XX/XX/XX37. The P&I as per payment history is the xx and rate of interest is 5.000 % which seems there is a reduction in P&I and rate of interest with respect to Note data. Hence, there would be a possible modification. The payment history reflects the deferred balance is in the amount of xx. The comment dated XX/XX/XX17 states that the modification has been completed. According to tape data, the loan has been modified on XX/XX/XX16 and the first payment date is XX/XX/XX17. The borrower has been making payments as per modified terms. However, Modification agreement is missing from the loan file."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following disclosures are missing from the loan file:
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
																																																																																								Insurance Sales Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70905928	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$670.00	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.345%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$86,718.61	$12,508.34	5.000%	xx	XX/XX/XX13	Financial Hardship	xx
There are two junior mortgages against the subject property. The first mortgage was originated on xx.
2018 annual county taxes have been paid in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.

The review of payment history as of XX/XX/XX18 shows that the borrower is current with the mortgage payments and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to 1XXX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.000 % and P&I of xx.	Collections Comments:According to review of the collection comment, the current legal status of the loan is performing and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to 1XXX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX17 with the interest rate of 5.000 % and P&I of xx. This modification agreement was made on xx out of which cash contribution in the amount of xx and late charges of xx have been deducted and written off principal of xx. Hence, the new principal balance is reflected in the amount of xx. The borrower promises to pay xxwith the interest rate of 5.000 % beginning from 6XX/XX17 till 6XX/XX57. According to document located at “xx", the loan was also modified on xx. The foreclosure was initiated in xx and filed was referred to an attorney on xx. The complaint was filed on xx. The comment dated XX/XX/XX18 states that the subject property is owner occupied. No comment regarding the damage has been found in the collection comment. No latest BPO report has been found in the loan file.
Foreclosure Comments:xx
Bankruptcy Comments:xx	This modification agreement was made on 7XX/XX17 between the lender xx and the borrower xx.
Prior to loan modification, the principal balance is xx out of which cash contribution in the amount of xx and late charges of xx have been deducted and written off principal of xx. Hence, the new principal balance is reflected in the amount of xx. The borrower promises to pay xxwith the interest rate of 5.000 % beginning from 6XX/XX17 till 6XX/XX57.
According to document located at “xx, the loan was also modified onXX/XX/XX11.
Origination Appraisal Missing Required State Disclosures Notice of Servicing Transfer Right of Rescission	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 645 |---| -285 |----| -0.44% Comment: As per note, the loan terms are 360.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per PACER records, the borrower has filed bankruptcy.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: As per payment history, escrow advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 645   Variance: -285   Variance %: -0.44%   Comment: As per note, the loan terms are 360.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 7XX/XX17   Tape Value: 1XXX/XX03   Variance: -5022 (Days)   Variance %:    Comment: Modification reflects the mod date as 7XX/XX17.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 99%   Tape Value: 98%   Variance:    Variance %: 1.46%   Comment: The loan CLTV at origination was 99.060%   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 99%   Tape Value: 98%   Variance:    Variance %: 1.46%   Comment: The loan LTV at origination was 99.060%. &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.875%   Tape Value: 5.880%   Variance:    Variance %: -0.01%   Comment: As per note, the original rate is 5.875%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011123100012   Tape Value: FFFFFFFFFFFCCCMMC1112311   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011123100012. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 210001321110   Tape Value: 1132111CMCCCCFFFFFFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 2100013211110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment historyreview, the UPB is xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX03 as an FHA loan with xx. No indication of any changes in loan type have been found in the loan file."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement dated XX/XX/XX17 located at “1404696158_252169_LOAN xxx8”, the new principal balance is xx. The lender has forgiven principal balance in the amount of xx which is exceeding 2% of the modified principal balance."	* Issue with the legal description or recorded instrument (Lvl 3) "The assignments of mortgage have a wrong reference to the subject mortgage. The assignment of mortgage which was recorded on XX/XX/XX12 with xx reflects the original loan amount of xx,xx instead of xx,xx and also, the assignment of mortgage which was recorded on with xx shows recording date of mortgage as XX/XX/XX03 instead of XX/XX/XX03. This can be cured by re-recording of these assignments of mortgage with correct loan amount and recording date respectively."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in FL. The following required disclosures are missing in the available loan files.
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer is missing from the loan files."
* Title Review shows break in assignment  (Lvl 2)     "The chain of the assignment has been not completed. The last assignment is from xx . However, the missing assignment is with  xx.
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of rescission is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14033791	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$1,579.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.453%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$181,165.82	Not Applicable	2.000%	xx	XX/XX/XX11	Financial Hardship	xx There is a junior civil judgment active in the favor of xx 2018-19 County taxes have been due in the amount of xx.	Review of payment history of dated XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 29 months delinquent. The next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX16. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 5.250% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.	Collections Comments:Collection comment available from XX/XX/XX15 till XX/XX/XX18 shows that the borrower is not making regular payments. The loan payments are currently 29 months delinquent. The next due date is XX/XX/XX16. The last payment was received on XX/XX/XX18 in the total amount of xx for the due date of XX/XX/XX16. The unpaid principal balance as per payment history is in the amount of xx. The current interest rate is 5.250% with P&I in the amount of xx.
The borrower has been making payments as per original note terms.
Collection comment dated XX/XX/XX15 shows that foreclosure was referred to attorney on xx
xx
The subject property is owner occupied with no visible damages or repairs.
Foreclosure Comments:Cxx
xx
Not Applicable	Mortgage Insurance Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comments foreclosure status is yes; however tape reflects no. Tape Source: Initial Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Alternative   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 1XXX/XX09   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 98%   Tape Value: 97%   Variance:    Variance %: 1.69%   Comment:    Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 98%   Tape Value: 97%   Variance:    Variance %: 1.69%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999999999MM99999999   Variance:    Variance %:    Comment: As per payment history string is 444444444444; however tape reflects 999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999M999999999999999   Variance:    Variance %:    Comment: As per payment history reversed string is 444444444444; however tape reflects 999999999999999999.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX09 as an FHA loan with xx . No indication of any changes in loan type has been found in the loan file."	* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA State. The following state disclosures are missing in the loan files.

Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer Recommendation Disclosure
 Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "FInal HUD-1 shows settlement date as XX/XX/XX09; however, note date is XX/XX/XX09."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50953857	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,060.06	8/XX/XX21	xx	Yes	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	39.967%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$289,266.84	Not Applicable	2.000%	xx	XX/XX/XX13	Financial Hardship	xx
No Active judgments and liens have been found against the borrower.
2018 combined annual taxes: as per updated title report “Tax certificate is required for current tax status.”
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower has been delinquent for 22 months. The last payment was received on XX/XX/XX18, the payment applied date was XXX/XX17 and the next due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in the bankruptcy and the borrower has been delinquent for 22 months. The last payment was received on XX/XX/XX18, that was applied for XXX/XX17 and the next due date for payment is XXX/XX17. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The loan has never been modified since origination. The borrower has been making the payments as per the note.
xx.
The servicing comment dated XX/XX/XX18 shows that the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:xx
Bankruptcy Comments:xx	Not Applicable	Origination Appraisal Affiliated Business Disclosure	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Foreclosure has been referred to attorney. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has never been modified since origination.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 5XX/XX03   Variance:    Variance %:    Comment: The loan has never been modified since origination.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.23%   Comment: The origination appraised value is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 100%   Tape Value: 77%   Variance:    Variance %: 22.61%   Comment: appraisal report is missing in the loan files, hence considered the loan amount.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 100%   Tape Value: 77%   Variance:    Variance %: 22.61%   Comment: appraisal report is missing in the loan files, hence considered the loan amount.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 7.125%   Tape Value: 7.130%   Variance:    Variance %: -0.01%   Comment: As per note, original stated rate is 7.125%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: M44444444444499999999999   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999949444444444444M   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: XXXX Variance:    Variance %:    Comment: As per the note the property address is stated as xx  Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Borrower received cash in hand which is more than xx Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Borrower received cash in hand which is more than xxxxD; Tape Source: Initial Tape Type:	B	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA finance charge test."
* Missing Appraisal (Lvl 2)     "Origination appraisal report is missing in the loan files, However found the appraisal Document located at (xx) with the appraisal date of XX/XX/XX02 in the appraisal amount of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated Business form is missing from the loan file."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
																																																																																								This loan failed the TILA foreclosure rescission finance charge test. The finance charge is xx. The disclosed finance charge xx is not considered accurate for purposes of rescission because it is understated by more than xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37026117	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$2,260.96	$4,034.68	7/XX/XX21	Unavailable	No	Missing Assignments	xx	xx	Not Applicable	No	xx	xx	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Refinance	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	29.547%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$265,683.87	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	xx
There is a municipal lien on the subject property in the favor of xx. However, the subject property address is matching with the violation address given on the document. Also, four municipal liens showing the updated title report; however, it is not considered as the subject property address do not match.
There is a judgment against the xx.
The county 1st installment taxes of 2018 are due on XXX/XX19 in the amount of xx.
The county 1st & 2 installments taxes of 2017 have been paid in the total amount of xx
No prior years delinquent taxes have been found.
According to the latest payment history, the borrower is delinquent for 4 months and the next due date for the payment is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount ofxx, which was applied for 7XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement dated xx	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is 8XX/XX18. The last payment was received on XX/XX/XX18 in the amount ofxx, which was applied for 7XX/XX18. The current UPB reflected in the latest payment history is xx. The borrower has been making the payments as per the modification agreement datedXX/XX/XX09.
Reason for default is unable to be determined.
The loan had been modified on xx. The unpaid principal balance was xx with the interest rate of 6.625%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX09. The maturity date will be on 5XX/XX38.
No evidences have been found regarding the foreclosure in the servicing comments.
xx
No evidences have been found regarding the occupancy in the comments.
No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This modification agreement was signed between the borrower xx and the lender xx onXX/XX/XX09.
The unpaid principal balance was xx with the interest rate of 6.625%. The borrower promises to pay the monthly P&I of xx beginning from XXX/XX09. The maturity date will be on 5XX/XX38.
1-4 Family Rider Affiliated Business Disclosure Credit Application Initial Escrow Acct Disclosure Missing Dicsloures Final Truth in Lending Discl. Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 349 |---| 11 |----| 0.03% Comment: Amortization term month is 360 tape data shows it is 349. Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: Not Applicable   Tape Value: L.   Variance:    Variance %:    Comment: According to the Note, the borrower #1 middle name is not given.   Tape Source: Initial   Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: Borrower #2 first name is not applicable tape data show it is null.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX09   Tape Value:XX/XX/XX09   Variance: -69 (Days)   Variance %:    Comment: The executed date of the modification wasXX/XX/XX09.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: The escrow balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Interest only period is yes however tape data show it is no.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidences have been found regarding the foreclosure in the servicing comments.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 349   Variance: 11   Variance %: 0.03%   Comment: loan original maturity term months is 360 however tape data show 349.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.15%   Comment: Original stated P&I is 14,63.12 tape data show 1274.91.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 233444444443   Tape Value: 899666665655M33344444554   Variance:    Variance %:    Comment: Payment history string is 000000000000 however tape data show 899666665655M33344444554.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 344444444332   Tape Value: 455444443M3M556566696998   Variance:    Variance %:    Comment: The payment history string reversed is 344444444332   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of refinance per application is home improvement tape data show it is lower rate or term   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX18   Variance:    Variance %:    Comment: S&C filing date is NOT applicable however tape data showXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 5XX/XX38 Tape Value: XXX/XX38 Variance: -89 (Days) Variance %: Comment: Stated maturity date is 5XX/XX38 however tape data XXX/XX38.&#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the Updated title report dated XXX/XX19, the subject mortgage is on second lien position as there is a municipal lien on the subject property in the favor of City of xx, in the amount of xx which was recorded on XXX/XX08."
*  Property value crammed down (Lvl 4)     "According to the PACER, the borrower xx had filed the bankruptcy under xx with the xx. The plan was confirmed on 1XXX/XX15. The motion for relief was entered on 8XX/XX17 and relief was granted onXX/XX/XX17. The date of the last filing of bankruptcy was XX/XX/XX18.
Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports the claim amount is xx as per the Schedules filed onXX/XX/XX15 (xx.
According to the POC filed on 8XX/XX15, the secured claim amount is xx and the value of the property is 102,000.00; however, there is an unsecured amount of xx."
* Title Review shows major title concern (Lvl 4)     "According to the Updated title report dated XXX/XX19, there is a municipal lien on the subject property in the favor of City of xx, in the amount of xx which was recorded on XXX/XX08. However, the subject property address is matching with the violation address given on the document.
The subject property has been located in Illinois state, which is a super lien state. There is a possibility of foreclosure due to the above lien.
These can be cured by paying off the above lien with accrued interest and late charges if any."	* Missing required 1-4 family rider (Lvl 2) "1-4 Family rider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03  is missing from the loan file."
* Mortgage Riders incomplete / inaccurate (Lvl 2)     "1-4 Family rider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow acct. disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. The latest assignment is with xx which was recorded on XXX/XX18. However, there is missing assignment from xx, an xx Banking Corporation' into 'xx, as Separate Trustee of xx'."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The below required State disclosures are missing from the loan file:
1. IL Collateral Protection Insurance Notice.
																																																																																								2. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66164767	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Minnesota	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,616.00	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	3.250%	xx	xx	xx	xx	$xx	USDA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	44.623%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a civil judgment against the borrower xx, in the amount of xx which was recorded on xx
Pacel:xx
The annual county taxes of year 2018 have been paid on 1XXX/XX18 in the amount of xx.
Pacel:xx
The annual county taxes of year 2018 are delinquent in the amount of xxx which was due on 1XXX/XX18.
The annual county taxes of year 2016 and 2017 have been paid in the total amount of xxx.
According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 3 months and the next due date for payment is 9XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 8XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated xx	Collections Comments:According to the servicing comments, the loan is in collections and the next due date for payment is 9XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied for 8XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the modification agreement dated 9XX/XX15.
Reason for default is reduced income.
The loan had been modified on xx. The unpaid principal balance was xx with the interest rate of 3.250%. The borrower promises to pay the monthly P&I of xx beginning from 9XX/XX15. The maturity date will be on 8XX/XX41. The prior modification was done on xx.
No evidences have been found regarding the foreclosure in the comments.
xx
According to the comment dated 1XXX/XX18, the subject property is owner-occupied.
The BPO and inspection reports are not provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The modification agreement was made between the lender xx and the borrower xx on 9XX/XX15.
The unpaid principal balance was xx with the interest rate of 3.250%. The borrower promises to pay the monthly P&I of xx beginning from 9XX/XX15. The maturity date will be on 8XX/XX41.
The prior modification was done on 9XX/XX10.	Initial Escrow Acct Disclosure Origination Appraisal Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 180 Tape Value: 312 |---| -132 |----| -0.42% Comment: The amortization term months are 180. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The borrower xx had filled bankruptcy on XX/XX/XX12. However the case was dismissed on XX/XX/XX15.   Tape Source: Initial   Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: According to the Note, there is only one borrower.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX15   Tape Value:XX/XX/XX16   Variance: 177 (Days)   Variance %:    Comment: The doc date of last modification is 9XX/XX15.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidences have been found regarding the foreclosure.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 312   Variance: -132   Variance %: -0.42%   Comment: The original maturity term months are 180.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210343333342   Tape Value: 23421112MMM3212342322323   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 210343333342.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 243333343012   Tape Value: 3232232432123MMM21142432   Variance:    Variance %:    Comment: The Payment History String reversed is 243333343012.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Cash out - other.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is Cash out.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comments history are available fromXX/XX/XX17 till XX/XX/XX18. Comment history is missing from XXX/XX17 toXX/XX/XX17 as we required the latest 24 months comments history."	* XXX Risk Indicator is "Moderate" (Lvl 2) "The loan failed for state regulation for Prepayment term test and points test."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Points Test: FAIL, Loan Data: xx, Comparison Data: xx and Variance: +xx.
This loan failed the points test.
The "points" (total amount of fees paid to the lender or broker) exceed 5% of the original principal balance.
This loan failed prepayment test fail."
* GSE Points and Fees Test Violations (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "The review of the updated title report dated XX/XX/XX19, the annual county taxes of year 2018 are delinquent in the amount of xxx which was due onXX/XX/XX18."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment has been not completed. The latest assignemnt is with xx recorded onXX/XX/XX12.However it should be xx.
* Missing Required State Disclosures (Lvl 2)     "The subject property has been located in Alabama State. The below required State disclosure is missing from the loan file:
1. Choice of Insurer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19703311	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.868%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$57,394.96	$4,381.70	4.000%	xx	XX/XX/XX17	Financial Hardship	xx
1) There is a junior mortgage open against the subject property in the xx.
2) There are two civil judgments against the borrower xx in the amount of xx which were recorded on xx.
2017 and 2018 county annual taxes have been paid in the total amount of xx.	The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX16 to till date. The delinquency has been done for 34 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date XXX/XX16. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as of XX/XX/XX18 reveals that the borrower has been the delinquent from XXX/XX16 to till date. The delinquency has been done for 34 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date XXX/XX16. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on 7XX/XX11.
xx
Available servicing comment and documents in file reveal that loan is in foreclosure since xx. xx
According to collection comment, no damages or repairs have been found.
No latest BPO report is available in the loan file.
Foreclosure Comments:xx
Bankruptcy Comments:xx	The loan modification agreement was made on 7XX/XX11 between the borrower xx , and lender xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.000% beginning from 7XX/XX11 till maturity date 6XX/XX41. The New Principal Balance stated in the modification is xx.	Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: the foreclosure was initiated and the file was referred to an attorney on XX/XX/XX14. The foreclosure complaint was filed onXX/XX/XX15. The judgment was entered on 6XX/XX16. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: 7XX/XX11   Tape Value: 5XX/XX11   Variance: -59 (Days)   Variance %:    Comment: Doc date of last modification is 7XX/XX11.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 74%   Tape Value: 73%   Variance:    Variance %: 1.09%   Comment: CLTV is 73.630%.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 74%   Tape Value: 73%   Variance:    Variance %: 1.09%   Comment: LTV is 73.630%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 99999999999999MM99999999   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 99999999M999999999999999   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Change in Rate/Term   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of refinance per application is cash out-other.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal proeprty is in PUD. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX03 as an FHA loan with xx . No indication of any changes in loan type found in the loan file."	* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XXX/XX19, the mortgage assignment (Instr#xx Pg/Bk# xx) has a wrong or missing document reference to subject mortgage. This mortgage assignment does not contain mortgage instrument number, book number, page number and lender name.
It can be cure by re-recording the mortgage assignment with correct details."	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
																																																																																								Anti-Coercion Notice, Title Insurance Disclosure, Radon Gas Disclosure, Insurance Sales Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63167673	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,044.49	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.610%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.476%	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	5.000%	xx	XX/XX/XX17	Unavailable	xx
There are 2 junior mortgages, First which was recorded on xx and the other which was xx.
No active judgments and liens have been found against the borrower.
2017 2nd installment Taxes have been due in the amount of xx for the due date of XX/XX/xx18. No prior year delinquent taxes have been found.
As per the review of payment history, the borrower has been delinquent for 9 months and the next payment is due for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XXX/XX18. The UPB is reflected in the amount of xx. The P&I is xx and PITI is xx. The borrower has been making the payments as per the xx modification agreement.	Collections Comments:The loan is currently in the collection and the next payment is due for XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XXX/XX18. As per the review of the PACER report, the borrower xx
As per the comments dated XX/XX/XX17, the foreclosure was contested on xx. The reason for contested is not mentioned. However, it was resolved on  XX/XXX/XX17.
The reason for default is unable to determine. The loan was modified once since origination, the borrower has been making his payments as per the mod terms. As per the comment datedXX/XX/XX17, the property is owner-occupied. No damages and repairs have been found.
Foreclosure Comments:xx
Bankruptcy Comments:xx
The loan modification was made on XX/XX/XX13 between borrower xx and xx on 5XX/XX13.
The new principal balance amount is xx. The borrower promises to pay P&I  of xx with the rate of interest 4.000%, beginning from XX/XX13 and the maturity is dated 4XX/XX53.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: The amortization term is 360 months. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure has been refereed to attorney after origination.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX13   Tape Value:XX/XX/XX13   Variance: -90 (Days)   Variance %:    Comment: The last modification date is XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.31%   Comment: As per payment history, the escrow advance balance is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history, the escrow balance is xx Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The maturity term is 360 months.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.09%   Comment: The appraised value is 192000.00   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: 84%   Tape Value: 73%   Variance:    Variance %: 11.23%   Comment: The CLTV ratio is 84.37%.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX04   Tape Value:XX/XX/XX04   Variance: 3 (Days)   Variance %:    Comment: The origination date is XX/XX/XX04.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: 80%   Tape Value: 73%   Variance:    Variance %: 6.86%   Comment: The LTV ratio is 80%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443210444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment history string is 444443210444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444012344444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: The payment history string is 444012344444   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value:XXXX Variance:    Variance %:    Comment: The property address isXXXX   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per the appraisal, the subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The Current UPB is 132397.02. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per the review of the PACER report, the borrower xx had filed bankruptcy under xx on XX/XX/XX16 with xx. As per the Voluntary Petition Schedule-D, the amount of claim without deducting the value of the collateral is xx in which the unsecured portion is in the amount of xx,xx.44."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Connecticut license validation test."
* Foreclosure Delay or Contested (Lvl 2)     "As per the comments dated XX/XX/XX17, there was a contested matter identified on XX/XX/XX16. The reason for contested is not mentioned. However, it was resolved on  XX/XX/XX17."
* XXX Exceptions Test Failed (Lvl 2)     "This loan failed the Connecticut license validation test.
First mortgage lender licenses and secondary mortgage lender licenses in existence on June 30th, 2008 shall be deemed on and after July 1st, 2008, to be a mortgage lender license.
As of July 1, 2008 the Connecticut First Mortgage Lender License and the Connecticut Second Mortgage Lender License are no longer valid. The Connecticut Mortgage Lender License is available for loans with a closing date before July 1st, 2008."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The required state disclosures are missing in the loan files

1.Appraisal Disclosure
2.2nd Liens = provide CT disclosure and comply with terms Mortgage Insurance Disclosure
3. Interest Rate Disclosure
4. Lock-In Agreement Disclosure
5. Payoff Statement Disclosure
6. Legal RepresentationDisclosure
7.Non-Prime HUD ContactDisclosure
8. Non-Prime Notice of LoanTerms Disclosure
																																																																																								9.Interim Financing Disclosure"	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15851919	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,438.25	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$160,000.00	$8,694.50	5.000%	xx	XX/XX/XX17	Financial Hardship	xx
There are 3 junior liens recorded after the subject mortgage. First was recorded on xx. Second, recorded on xx.
No active judgments and liens are found against the borrower.
There is civil judgment recorded on xx.
2018 Taxes are paid in the amount of xx.
As per the payment history the current UPB is xx, the last payment was made on 9XX/XX17 in the amount of xx, which has been applied for the due date of 1XXX/XX17, the loan is next due for xx currently the borrower is 13 months behind his scheduled payments.	Collections Comments:As per the collection comments, the loan is currently in Foreclosure with a sale date postponed to xx, as borrower would try for a MOD review.
xx
Foreclosure has been referred to attorney on xx.
As per the payment history the current UPB is xx, the last payment was made on 9XX/XX17 in the amount of xx, which has been applied for the due date of 1XXX/XX17. The loan is next due for 1XXX/XX17. Currently the borrower is 13 months behind his scheduled payments.
As per the comments dated XX/XX/XX18, borrower was at the hearing and borrower stated that she intends to keep home, and also stated she was recently MOD and judge has extended the Sale date to xx.

Foreclosure Comments:Foreclosure has been referred to attorney on xx.
As per the comments dated XX/XX/XX18, borrower was at the hearing and borrower stated that she intends to keep home, and stated she was recently MOD and judge has extended the Sale date to xx.
Bankruptcy Comments:xx	The loan modification agreement has been made on xx.
The new principal balance amount is xx to be paid at the rate of interest of 4.875% and P&I of xx, with payment starting from XX/XX/XX13 till new maturity date of XX/XX/XX53.	Final Truth in Lending Discl. Right of Rescission Missing Required State Disclosures Affiliated Business Disclosure Loan Program Info Disclosure Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 480 |---| -120 |----| -0.25% Comment: The amortization term is 360 months. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The bankruptcy has been filed after loan origination.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No deferred balance in modification agreement.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: The origination maturity term is 360 months.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: CCCCCCCCCCC1234567FFFFFF   Variance:    Variance %:    Comment: the payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFF7652321CCCCCCCCCCC   Variance:    Variance %:    Comment: the payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The purpose of refinance is cash-out.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The loan is cash-out refinance. Tape Source: Initial Tape Type:	B	* Recent Foreclosure Sale - Need Update (Lvl 4) "Sale of the subject property has been scheduled on xx.
According to collection comments, foreclosure was referred to attorney on xx. The complaint for the same had filed on xx and Judgment figure were referred onxx. The Notice of Sale has been sent on xx. As per the comments dated XX/XX/XX18, borrower was available at the hearing and she intends to keep home. Comment also states that she recently denied a loan modification; however, the judge extended the sale date to xx to give her more time to try another loan modification if she still interested. No further comments have been found regarding the foreclosure sale or any loss mitigation efforts."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX18 till XX/XX/XX18. However, we require latest 24 months servicing comments. Comments are missing from XX/XX/XX17 till XX/XX/XX17. (for 12 months)"
* Not all borrowers signed HUD (Lvl 3) "Final HUD is not signed by the borrower."	* Operative index value is unable to confirm (Lvl 2) "Unable to confirm operative index value due to missing documents."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL missing from the loan files."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing in the loan files."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.608%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: FAIL Loan Data- 0.000% Comparison data-7.608%  difference of -7.608%.
Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing in the loan files, Agent Preference Disclosure, Casualty Insurance Disclosure, Manufactured Home Loan  Disclosures."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing in the loan files."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing in the loan files."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing in the loan files."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Service transfer disclosure is missing in the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test.
TILA APR Test: FAIL Loan Data- 0.000% Comparison data-7.608%  difference of -7.608%.
																																																																																								Final TIL is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67363996	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$4,999.24	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.663%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active liens and judgments are found.
The first installment county taxes are paid for the amount of xx.
The second installment county taxes are due for the amount of xx which was due onXX/XX/XX19.
No prior year delinquent taxes have been found.
According to the payment history as of XX/XX/XX18, the borrower is current with the loan and next due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with an interest rate of 3.500%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:As per the servicing comment as of XX/XX/XX18, the loan is currently active in the collection and next due for 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx with an interest rate of 3.500%. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined.
The loan was modified once since origination. The borrower has been making payments as per the modification agreement which was made on xx. As per the modified terms, the new principal balance is xx. In the combined principal balance for the amount of xx this is eligible for permanently forgiven which is exceeds the 2.00% of the new principal balance. However, the new principal balance is xx. The deferred balance is xx and interest bearing amount is xx. The borrower promises to pay in 3 steps.
No foreclosure details have been found.
xx
The subject property is owner occupied. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan was modified once since origination. The borrower has been making payments as per the modification agreement which was made on xx As per the modified terms, the new principal balance is xx. In the combined principal balance for the amount of xx this is eligible for permanently forgiven. However, the new principal balance is xx. The deferred balance is xx and interest bearing amount is xx. The borrower is promise to pay in 3 steps. The 1st step in the amount of xx with an interest rate of 2.000% beginning from 9XX/XX12, 2nd step for the amount of xx with an interest rate of 3.000% beginning from 9XX/XX17 and 3rd step for the amount of xx with an interest rate of 3.500% beginning from 9XX/XX18, till maturity date XXX/XX37.	HUD-1 Closing Statement Origination Appraisal Affiliated Business Disclosure Missing Required State Disclosures Loan Program Info Disclosure Credit Application Right of Rescission	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 295 |---| 65 |----| 0.22% Comment: The Original Note reflects the Loan Maturity Term in Months as 360. &#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrowers filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 9XX/XX12   Tape Value: XX/XX/XX12   Variance: 87 (Days)   Variance %:    Comment: The Document Date of the Last Modification is 9XX/XX12.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.88%   Comment: Escrow Balance per Payment History is xx.. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Original Note reflects an Interest only Period of 120 months. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Step. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 295   Variance: 65   Variance %: 0.22%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: 9XX/XX12   Tape Value: 8XX/XX18   Variance: 2160 (Days)   Variance %:    Comment: The Modification reflects the Modification Step 1 Date as 9XX/XX12.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.5%   Variance:    Variance %: -1.50%   Comment: The Modification reflects the Modification Step 1 Rate as 2.000%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.70%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011211000000   Tape Value: 1CCCCCCCCCCCCCCCCC111121   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011211000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000112110   Tape Value: 121111CCCCCCCCCCCCCCCCC1   Variance:    Variance %:    Comment: The Payment History String reversed is 000000112110.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan was modified on 8XX/XX10 between the borrower xx.". As per modified terms, lender agrees to forgive the principal in the amount of xx which exceeds 2% of modified principal balance. The new principal balance is in the amount of xx in which the deferred balance is xx and interest bearing amount is xx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 along with estimated HUD-1 and Itemization are missing from the loan file."	* Not all borrowers signed TIL (Lvl 2) "The final TIL not signed by the borrower."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value unable to determine from the available loan files."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the California state. The following state disclosures are missing from the loan file:  1. Impound Account Disclosure 2. Cosigner Notice 3. Private Mortgage Insurance Disclosure 4. Hazard Insurance Disclosure 5. Insurer Recommendation Disclosure 6. CA Fair Lending Notice 7. Anti-Tying Disclosure 8. Privacy Notice 9. Notice of Right to Copy of Appraisal 10. Application for Credit-Married Persons 11. Fair Debt Collection Notice 12. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The Right of Rescission is missing from the loan file."			Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9897607	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.206%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
Active judgments or liens have been found pending are as follows:
1) Credit card judgment against the borrower xx.
Annual taxes are in the amount of xx.
2018 annual county taxes are paid till XX/XX/xx18 in the amount of xx.
No prior delinquent taxes have been found pending	Provided payment history as of XX/XX/XX18, reveals that the loan is performing. The next due date for the payment is XXX/XX19. The borrower is making regular payments as per loan modification. The last payment of 1XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is performing. Provided payment history from 9XX/XX14 to XX/XX/XXx reveals that the loan is performing. The next due date for the payment is XXX/XX19. The borrower is making regular payments as per loan modification. The last payment of 1XXX/XX18 was received on 1XXX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective from xx
The borrower promised to pay the unpaid principal balance of xx with interest rate of 5.875% with P&I of xx with step amortized type and it was beginning from first payment date on 5XX/XX09 and ends with the maturity date of 4XX/XX49. The rate changes in 2 steps ending at 7.100%.
The borrower xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx
Loan Modification agreement was made between borrower xx
The borrower promised to pay the unpaid principal balance of xx with interest rate of 5.875% with P&I of xx with step amortized type and it was beginning from first payment date on 5XX/XX09 and ends with the maturity date of 4XX/XX49. The rate changes in 2 steps ending at 7.100%.	Notice of Servicing Transfer Credit Application Affiliated Business Disclosure Origination Appraisal HUD-1 Closing Statement Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 180 Tape Value: 613 |---| -433 |----| -0.71% Comment: As per tape data, amortization term is 613 months. However, the review of available loan file states that it is 180 months.&#xxD; Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data, bankruptcy indicator is no. However, the review of available loan file states that it is yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Borrower #2 First Name   Loan Value: Not Applicable   Tape Value: NULL   Variance:    Variance %:    Comment: As per tape data, co-borrower name is NULL. However, the review of available loan file states that it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 60 (Days)   Variance %:    Comment: As per tape data, doc date of last modification is xx However, the review of available loan file states that it is XXX/XX09.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: As per tape data, escrow balance per payment history is xx. However, the review of available loan file states that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data, REO is not active. However, the review of available loan file states that it is not applicable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per tape data, loan amortization type is fixed. However, the review of available modification agreement states that it is step amortized.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 180   Tape Value: 613   Variance: -433   Variance %: -0.71%   Comment: As per tape data, loan original maturity term is 613 months. However, the review of available loan file states that it is 180 months.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data, mod step indicator is no. However, the review of available loan file states that it is yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 5XX/XX09   Tape Value:XX/XX/XX98   Variance: -4057 (Days)   Variance %:    Comment: As per tape data, modification first payment date isXX/XX/XX98. However, the review of available loan file states that it is 5XX/XX09.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: As per tape data, original balance is xx. However, the review of available loan file states that it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: Unavailable   Tape Value: 68%   Variance:    Variance %:    Comment: As per tape data, original CLTV ratio is 68.034%. However, the review of available loan file states that it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Unavailable   Tape Value: 68%   Variance:    Variance %:    Comment: As per tape data, original standard LTV is 68.034%. However, the review of available loan file states that it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001111112   Tape Value: CCCCCCCC111C12211111CCC1   Variance:    Variance %:    Comment: The review of available loan file states that the reversed payment history string is 000001111112.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211111100000   Tape Value: 1CCC11111121C111CCCCCCCC   Variance:    Variance %:    Comment: The review of available loan file states that the reversed payment history string is 211111100000.&#xxD;   Tape Source: Initial   Tape Type:
Field: S&C Filing Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data, S&C filing date is xx However, the review of available loan file states that it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data, current unpaid principal balance per payment history is xx. However, the review of available loan file states that it is xx. Tape Source: Initial Tape Type:	B	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. However, points and fees are updated as per itemization available under doc locator (xx) to test the XXX."
* Amount of title insurance is less than mortgage amount (Lvl 3) "According to the note available in loan file, the original balance is in the amount of xx. However, the amount insurance as per final title policy is xx which is less than the mortgage amount. Hence, it can be cured by making replacement of title policy with correct amount of insurance."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The updated title report dated XXX/XX19 shows the last assignment from xx
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Tennessee. The following state disclosures are missing from the loan file.
1) Placement of Insurance Disclosure
2) Availability of Title Insurance
3) TN Consent to Disclosure of Insurance Information
4) Choice of Agent/insurer
																																																																																								5) Insurance Solicitation/Post Commitment"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60622165	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$3,547.50	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	$91,475.54	Not Applicable	xx	xx	xx	8.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	4	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Investor	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$193,159.06	Not Applicable	6.625%	xx	XX/XX/XX09	Financial Hardship	xx No active judgments or liens have been found. The county 1st installment taxes of 2018 are due on XXX/XX19. No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 5 months and the next due date for the payment is 7XX/XX18. The last payment was received on 6XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the Note terms.	Collections Comments:According to the servicing comments, the loan is in collections and the next due date for the payment is 7XX/XX18. The last payment was received on 6XX/XX18 in the amount of xx, which was applied for 6XX/XX18. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the Note terms.
Reason for default is an excessive obligation.
The loan has not been modified since origination.
No evidences have been found regarding the foreclosure in the comments.
xx
No evidences have been found regarding the occupancy in the comments.
The BPO and inspection reports are not provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Origination Appraisal
Right of Rescission
Final Truth in Lending Discl.
Loan Program Info Disclosure
HUD-1 Closing Statement
Affiliated Business Disclosure
Title Evidence
Notice of Servicing Transfer
Credit Application	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: Balloon Indicator is Yes. however, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy is Yes. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: First Pay Change Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: First Pay Change Date reflects xx However, the tape reflects 7XX/XX09.   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidences have been found regarding the foreclosure in the comments.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan Original Maturity Term Months are 360. However, the tape data reflects 480.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Mod Step Indicator is Not Applicable. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Modification First Payment Date is Not Applicable. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: XXX/XX19   Tape Value: 7XX/XX18   Variance: -184 (Days)   Variance %:    Comment: Next Rate Change Date is XXX/XX19. However, the tape data reflects 7XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443210000000   Tape Value: CCCCCCCCCCCCCCCCCCCC1234   Variance:    Variance %:    Comment: Payment History String is 44321000000. However, the tape data reflects CCCCCCCCCCCCCCCCC1234.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000012344   Tape Value: 4321CCCCCCCCCCCCCCCCCCCC   Variance:    Variance %:    Comment: Payment History String Reversed is 0000012344. However, the tape data reflects 4321CCCCCCCCCCCCCCCC.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of Refinance Per application is Unavailable. however, the tape data reflects Lower rate or term.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 7XX/XX37 Tape Value: 7XX/XX47 Variance: 3652 (Days) Variance %: Comment: Stated Maturity Date is 7XX/XX37. However, the tape data reflects 7XX/XX47. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final TPOL is missing from the loan file. The Commitment/Preliminary Report is also not available in the loan file."	* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX18 till XX/XX/XX18; however, we require the latest 24 months of comment history. The comment history is missing from XXX/XX17 tillXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. The estimated HUD-1 and itemization are also not available in the loan file."	* Loan has been determined to have an unsecured debt (Lvl 2) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount was xx. No comments indicating a cram down.”"
* Missing Appraisal (Lvl 2)     "The appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64856708	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$4.20	$195.20	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Alternative	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	17.976%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$58,397.20	Not Applicable	3.250%	xx	XX/XX/XX15	Financial Hardship	xx
No active liens or judgments have been found against the property/ borrower.
The annual county taxes have been paid on XX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX18, the borrower is currently delinquent for 2 months and the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied forXX/XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Note terms.	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied forXX/XX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making the payments as per the Note terms.
Reason for default is unable to be determined.
The loan has not been modified since origination.
No evidences have been found regarding the foreclosure in the servicing comments.
xx
No evidences have been found in the servicing comments regarding the occupancy of the borrowers.

No BPO and inspection reports are provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Missing Required State Disclosures
Initial Escrow Acct Disclosure
Credit Application
Affiliated Business Disclosure
Origination Appraisal
Notice of Servicing Transfer
Title Evidence
Right of Rescission	Field: Escrow Advance Balance per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.09% Comment: Escrow Advance Balance per Payment History is xx. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The Foreclosure Documents do not reflect the subject property as an active REO. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX07   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212123230000   Tape Value: CCCCCCCCCCCCCCCCC1232312   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 102123230000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000032321212   Tape Value: 2132321CCCCCCCCCCCCCCCCC   Variance:    Variance %:    Comment: The Payment History String reversed is 000032321201. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application is missing.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The Purpose of Transaction according to the HUD is Cash Out. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: Mobile Home   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject Property Type is Mobile Home.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file. The Commitment/Preliminary Report is also not available in the loan file."	* Loan has been determined to have an unsecured debt (Lvl 3) ""Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that support the claim amount is xx. No comments indicating a cram down.”"	* Missing Required State Disclosures (Lvl 2) "The subject property has been located in the Florida State. The following state disclosures are missing from the loan file:
1. Title Insurance Disclosure.
2. Radon Gas Disclosure.
3. Insurance Sales Disclosure."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Property is Mobile Home (Lvl 2)     "As per the tax search report attached to the updated title report dated XXX/XX19 states that the property is a mobile home. Final Title Policy and Appraisal report are missing from the loan file.
The affixation affidavit has not been found in the loan file. However, as per the warranty deed dated xx and recorded on xx with xx shows that the xx mobile home with the xx which was made in xx.
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is not signed by the borrowers."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA right of rescission test."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrowers."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has not been completed. The latest assignment is with xx.* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing Transfer Disclosure is not signed by the borrowers."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA right of rescission test."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrowers."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "Right of Rescission is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77073190	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,491.21	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Streamline Refinance	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$122,390.28	Not Applicable	5.000%	xx	XX/XX/XX11	Financial Hardship	xx
Active judgments and liens found pending are as follows:
1. There is  civil judgment against xx.
2. There is  2nd  civil judgment against xx.
3. There is junior mortgage in the amount of xx which was recorded onxx.
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been found for the prior years.
Review of the payment history provided from 6XX/XX14 to XX/XX/XX18 reveals that borrower has been delinquent for 2 months. The last payment was received in the amount of xx on 1XXX/XX18 having interest rate 4.250% which was applied for the due date 9XX/XX18. The next due date is 1XXX/XX18.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.	Collections Comments:Review of the payment history provided from 6XX/XX14 to XX/XX/XX18 reveals that borrower has been delinquent for 2 months. The last payment was received in the amount of xx on 1XXX/XX18 having interest rate 4.250% which was applied for the due date 9XX/XX18. The next due date is 1XXX/XX18.
The UPB as of the date has not been mentioned in the updated payment history. Hence, we have considered the UPB per tape data in the amount of xx.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Updated title report dated on XXX/XX19, shows that there is incorrect property address is mentioned in AOM which was recorded on xx. It can be cured by providing the corrected property address in AOM.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Unavailable	Modification Affiliated Business Disclosure Mortgage Insurance Notice of Servicing Transfer Missing Required State Disclosures	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 361 |---| -1 |----| -0.00% Comment: Amortized term months is 360, tape shows 361 Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Doc date of last mod is unavailable , tape shows xx   Tape Source: Initial   Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is unavailable , tape shows fixed   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 361   Variance: -1   Variance %: -0.00%   Comment: Loan maturity months are 360, tapes shows 361   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Unavailable   Tape Value: No   Variance:    Variance %:    Comment: Mod step indicator is unavailable , tape shows no   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Mod first pay date is unavailable, tape shows 5XX/XX33   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211221021120   Tape Value: CCCCC1CC112231C121212C12   Variance:    Variance %:    Comment: Payment history string is 2111202121120, tape shows CCCCCCCC1C12   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 021120122112   Tape Value: 21C2121213132211CC1CCCCC   Variance:    Variance %:    Comment: Payment history string reversed is 02121202112, tape shows 21C1212121211CCC1CCCC   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: XXXX   Tape Value: xx  Variance:    Variance %:    Comment: property address street is xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: Unavailable Tape Value: 5XX/XX33 Variance: Variance %: Comment: Stated maturity date is unavailable , tape shows 5XX/XX33 Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate loan with a P&I of xx and rate of interest 9.000% and a maturity date of 4XX/XX33. The P&I as per payment history is the xx and rate of interest is 4.250%; which shows there is a reduction in P&I and interest rate with respect to Note data. It seems that there should be a possibility of modification. As per tape data, the loan has been modified on xx. However, the loan modification document is missing from the loan file."	* Issue with the legal description or recorded instrument (Lvl 3) "Updated title report dated on XXX/XX19, shows that the property address is mentioned in AOM between xx. The mortgage consist property address as xx, however, AOM shows xx. It can be cured by re recording the AOM with correct property address in it."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Placement of Insurance Disclosure, Availability of Title Insurance, TN Consent to Disclosure of Insurance Information, Choice of Agent/insurer, Insurance Solicitation/Post Commitment are missing from loan files."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84624648	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,725.00	8/XX/XX21	Unavailable	Yes	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	56.127%	First	Final policy	Not Applicable	xx	XX/XX/XX13	$139,960.17	Not Applicable	4.000%	xx	XX/XX/XX13	Financial Hardship	xx
There is a junior mortgage in the favor of xx.
Active judgments and liens have been found as follows:
Two Civil Judgments against the borrower xx.
The annual county taxes of 2016 till 2018 have been paid in the total amount of xx. No prior years delinquent taxes have been found.	According to the latest payment history, the borrower is delinquent for 11 months and the next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx	Collections Comments:According to the servicing comments, the loan is in foreclosure and the next due date for the payment is XXX/XX18. The last payment was received onXX/XX/XX18 in the amount of xx, which was applied for 1XXX/XX17. The current UPB taken as per the tape data is xx. The borrower has been making the payments as per the modification agreement dated xx
Reason for default is an excessive obligation.
The loan had been modified on xx. The loan modification agreement was signed between the xx.
The unpaid principal balance was xx with the interest rate 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 4XX/XX17. The maturity date will be on XXX/XX47.
According to the comment dated XX/XX/XX18, the foreclosure was initiated and the file was referred to an attorney on xx. however, the comment dated shows that the reinstatement quote had been good through till XX/XX/XX18 and the total amount to reinstatement was xx. No further information has been found regarding the foreclosure.
xx
According to the comment dated XX/XX/XX18, the subject property is owner-occupied.
The BPO and inspection reports are not provided.

Foreclosure Comments:xx.  No further information has been found regarding the foreclosure.
Bankruptcy Comments:xx	The loan modification agreement was signed between the (Borrower)xx.
The unpaid principal balance was xx with the interest rate 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 4XX/XX17. The maturity date will be on XXX/XX47.

Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 485 |---| -125 |----| -0.26% Comment: The amortization term is 360 months. Tape Source: Initial Tape Type:
Field: Balloon Indicator   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No balloon clause in the note found.   Tape Source: Initial   Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: bankruptcy filed after origination.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Chapter   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Case is converted to xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:xx  Tape Value:XX/XX/XX17   Variance: 18 (Days)   Variance %:    Comment: The last modification date is xx.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: The cltv is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: The cltv is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999CCCCCCCCC11234FFFFFFF   Variance:    Variance %:    Comment: The payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFF43111CCCCCCC9C999   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The property address is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The loan is cash-out refinance.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: The loan is cash-out.   Tape Source: Initial   Tape Type:
Field: S&C Filing Date Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: No complaint has been filed. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The required State disclosures are missing from the loan file:
1. Oregon Forced Placed Insurance Notice.
2. Notice where Escrow Account is NOT Required.
3. Escrow Notice for Loans Sold to Out-of- State Purchases within one year.
4. Escrow Notice for Loans Sold to Out-of- State Purchases within one year.
5. Anti-Coercion Notice.
6. Insurance Premium Notice.
7. Insurance Sales Notice.
8. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "The comment dated 1XXX/XX18 indicates that the interior BPO shows damages to the subject property greater than or equal to xx and had been mailed the copy of BPO to Selene Loss Drafts. The nature of the damage is not available. No details were found regarding the insurance claim. No BPO and inspection reports are provided. The details regarding repairs are not available."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The service transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test and the TILA foreclosure rescission finance charge test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xxxxx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL, Loan Data: FAIL, xx, Comparison Data: xx and Variance: -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xxxx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
																																																																																								TILA Foreclosure Rescission Finance Charge Test: FAIL, Loan Data: xxx, Comparison Data: xx and Variance: -xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38000168	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,875.01	8XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.300%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.587%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$124,000.00	Not Applicable	4.875%	xx	XX/XX/XX13	Financial Hardship	xx
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx.
According to the updated title report dated XXX/XX19, the xx.
No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX19, reveals that the loan is in delinquency for 27 months. The next due date for the payment is 9XX/XX16. The borrower is not making regular payments as per loan modification. The last payment of 8XX/XX16 was received on XX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in active bankruptcy. Provided payment history fromXX/XX/XX16 toXX/XX/XX19 reveals that the loan is in delinquency for 27 months. The next due date for the payment is 9XX/XX16. The borrower is not making regular payments as per loan modification. The last payment of 8XX/XX16 was received on XX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective from xx.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 6.500 % with P&I of xx with fixed amortized type and it was beginning from first payment date on XXX/XX08 and ends with the maturity date of XXX/XX37.
According to the available servicing comments dated from XXX/XX15 toXX/XX/XX19, the foreclosure was initiated on the subject property in xx. The foreclosure file was referred to an attorney on xx. However, the foreclosure sale was put on hold due to bankruptcy filed by the borrower on xx.
The borrower xx.
Foreclosure Comments:xx
Bankruptcy Comments:xx	Loan Modification agreement was made between borrowers xx on effective date of 1XXX/XX07.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 6.500 % with P&I of xx with fixed amortized type and it was beginning from first payment date on XXX/XX08 and ends with the maturity date of XXX/XX37.

Notice of Servicing Transfer Mortgage Insurance Missing Required State Disclosures	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: No Discrepancies. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 350   Variance: 10   Variance %: 0.03%   Comment: As per note loan original maturity term is 360 months however tape data shows 350 months.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape xx    Variance:    Variance %: xx   Comment: As per Appraisal report original CLTV is xx however tape data shows xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: xx   Comment: As per Appraisal report original LTV is xx however tape data shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however tape data shows 999999999999999999999999.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: 999999999999999999999999   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however tape data shows 999999999999999999999999.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history unpaid principle balance is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX06 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is in lower lien position. According to the updated title report dated XXX/XX19, the 2017-2018 county annual taxes have been scheduled for tax sale. The tax sale certificate has been issued which was recorded onXX/XX/XX18; it is in the amount of xx."
* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XXX/XX19, the 2017-2018 county annual taxes have been scheduled for tax sale. The tax sale certificate has been issued which was recorded onXX/XX/XX18; it is in the amount of xx. No information regarding the redemption of the said tax sale certificate has been found. If these taxes are not redeemed within allotted time then there could be a risk of subject property to be getting foreclosed. This can be cured by redemption of tax certificate."	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated XX/XX/XX shows amount of secured claim without deducting the value of collateral is xx,xx and value of collateral is xx therefore, the unsecured portion is xx. There is no information regarding cram down has been found in the bankruptcy case."	* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX risk indicator shows moderate due to TILA Finance Charge Test, TILA APR Test failed."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx The disclosed finance charge xx is not considered accurate because it is understated by more than xxThis loan failed the TILA APR test. ( 12 CFR §1026.22(a)(2), (4) , transferred from 12 CFR §226.22(a)(2), (4) )
The annual percentage rate (APR) is 6.469%. The disclosed APR of 6.701% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Florida. The following state disclosures are missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
																																																																																								Insurance Sales Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92105855	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,618.61	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	xx	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$80,000.00	$7,163.49	2.000%	xx	XX/XX/XX12	Financial Hardship	xx
There are two civil judgment against the borrower found open in the total amount of xx as below. :-
1) Civil judgment against the borrower in the amount of xx favor of xx.
2) Civil judgment against the borrower in the amount of xx  favor of xx.
According to updated title report, county taxes for the year of xx, 1st installment was paid in the amount of xx and 2nd installment is due onXX/XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:The loan is in collection. As per the review of payment history, the borrower is delinquent more than 60 days. The last payment was received on 1XXX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is 1XXX/XX18. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
According to servicing comment, subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on 7XX/XX14 between the xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 6.875 % and Monthly P&I is xx. The modification payment start date is 8XX/XX14 and new maturity date is 5XX/XX43.
Affiliated Business Disclosure Mortgage Insurance	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies. Tape Source: Initial Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 415   Variance: -55   Variance %: -0.13%   Comment: As per note loan original maturity term in months is 360 however tape data shows 415.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -2099 (Days)   Variance %:    Comment: As per mod first payment date is xx however tape data shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 123444444444   Tape Value: 93332111111CC121112223C1   Variance:    Variance %:    Comment: As per payment history payment string is 123444444444 however tape data shows 93332111111CC121112223C1.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444321   Tape Value: 1C3222111C1CC11111133339   Variance:    Variance %:    Comment: As per payment history payment string is 444444444321 however tape data shows 1C3222111C1CC11111133339.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history current unpaid principle balance is xx however tape data shows xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX08 as an FHA loan with casexx. No indication of any changes in loan type found in the loan file."	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file. However, it is not signed by borrower."	* Settlement date is different from note date (Lvl 2) "According to note, loan was originated onXX/XX/XX08. However, final HUD-1 show settlement date asXX/XX/XX08 which is different from the note."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74329141	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,138.00	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.100%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$43,992.27	Not Applicable	5.875%	xx	XX/XX/XX09	Financial Hardship	xx Active judgments or liens have been found pending are as follows: 1) Civil Judgment against the borrower xx. Annual taxes are in the amount of xx. No prior delinquent taxes have been found pending.	Provided payment history as of XX/XX/XX18, reveals that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 1XXX/XX18 was received on XX/XX/XX18 in the amount of xx According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is performing. Provided payment history fromXX/XX/XX18 to XX/XX/XX18 reveals that the loan is performing. The next due date for the payment is 1XXX/XX18. The borrower is making regular payments as per loan modification. The last payment of 1XXX/XX18 was received on XX/XX/XX18 in the amount of xx According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied and the subject property has some damages of leakage in the bathroom. However, it is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per loan modification. The loan was modified once since origination. The loan modification was last made effective on xx.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 7.250% with P&I of xx with fixed amortized type and it was beginning from first payment date on 4XX/XX18 and ends with the maturity date of XXX/XX48.
According to the loan modification agreement made on xx, the unpaid principal balance is xx from which lender has forgiven the amount of xx which exceeds 2% of modification amount. Hence, the modified principal balance and interest bearing amounts are xx.
According to the available servicing comments dated from XXX/XX15 toXX/XX/XX19, the foreclosure was initiated on the subject property in xx.

Foreclosure Comments:According to the available servicing comments dated from XXX/XX15 toXX/XX/XX19, the foreclosure was initiated on the subject property in xx.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrowers xx.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 7.250% with P&I of xx with fixed amortized type and it was beginning from first payment date on 4XX/XX18 and ends with the maturity date of XXX/XX48.
According to the loan modification agreement made on XX/XX/XX18, the unpaid principal balance is xx from which lender has forgiven the amount of xx which exceeds 2% of modification amount. Hence, the modified principal balance and interest bearing amounts are xx.
Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Borrower #2 First Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects the Co-Borrower's First Name as xx Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Co-Borrower's Last Name as xx   Tape Source: Initial   Tape Type:
Field: Borrower #2 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Co-Borrower's Middle Name as x   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: According to the servicing comments the Current Foreclosure Status is YES.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -19 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx   Tape Source: Initial   Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Escrow Advance Balance per Payment History matches tape is amount xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per payment history escrow balance amount xx  Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 497   Variance: -137   Variance %: -0.28%   Comment: The Original Note reflects the Loan Maturity Term in Months as 360.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: 1XXX/XX06   Variance: -4169 (Days)   Variance %:    Comment: The Modification reflects the First Payment Date xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: xx   Comment: Accroding to the Appraisal report CLTV ratio percent as xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: xx   Comment: According to the Appraisal repot LTV as xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000024444   Tape Value: MMMMMMMMMMMMMM99992CCCC1   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 11000002MMMM. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444420000011   Tape Value: 1CCCC2999MMMMMMMMMMMMMMM   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as MMMM20000011.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History amount xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the loan modification agreement made on XX/XX/XX18, the unpaid principal balance is xx from which lender has forgiven the amount of xx which exceeds 2% of modification amount. Hence, the modified principal balance and interest bearing amounts are xx."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on 9XX/XX06 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* Missing Required State Disclosures (Lvl 2) "The Subject property is located in Florida. The following state disclosures are missing from the loan file.
1] Anti-Coercion Notice.
2] Title Insurance Disclosure.
3] Radon Gas Disclosure.
4] Insurance Sales Disclosure."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
* Property Damage (Lvl 2)     "According to the collection comment datedXX/XX/XXx, there are some damages on the subject property. As per the servicing comment datedXX/XX/XX17, these damages are minor in the form of leakages in the bathroom. No details regarding the insurance claim and the estimated cost of repairs are available."
* DTI > 60% (Lvl 2)     "According to the final 1003, the total monthly income of borrower is xx and monthly expenses is xx which the standard DTI limit of 60%. hence DTI is greater than 60%."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	13339948	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.800%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx.
There is a junior mortgage in the favor of xx.
There are 2 state tax liens in the favor of xx.
There are 4 IRS liens in the favor of xx which was recorded on different dates.
There is an HOA Lien in the favor of xx.
The 2018-2019 county jurisdiction 1st installment tax has been paid in the amount of xx on XX/XX/xx18.
The 2018-2019 county jurisdiction 2nd installment tax is due in the amount of xx onXX/XX/XX19.
The 2017-2018 county jurisdiction 1st installment tax has been paid in the amount of xx on XX/XX/xx17.
The 2017-2018 county jurisdiction 2nd installment tax has been paid in the amount of xx on 4XX/XX18.
The 2016-2017 county jurisdiction 1st installment tax has been paid in the amount of xx on XX/XX/xx16.
The 2016-2017 county jurisdiction 2nd installment tax has been paid in the amount of xx on 4XX/XX17.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower has been delinquent for 1 month. The last payment was received onXX/XX/XX19, that was applied for the due date of 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower has been delinquent for 1 month. The last payment was received onXX/XX/XX19, that was applied for the due date of 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
As per the comment datedXX/XX/XX18, the reason for default is a loss of income as the borrower was self-employed.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx.
The Unpaid principal Balance is xx with interest rate 4.00% which steps up in 3 steps ending at 5.250%. The borrower promises to pay the monthly  P&I of xx beginning from 6XX/XX11. The maturity is dated on 5XX/XX51. There is no provision for the balloon payment.
The foreclosure was initiated and the file was referred to an attorney on xx. However, as per the comment datedXX/XX/XX18, the sale has been canceled. As per the comment dated XX/XX/XX18, the foreclosure file has been closed on xx.
As per the collection comments, the bankruptcy has not been filed.
According to the servicing comments, the subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney onxx. As per the comment dated 9XX/XX18, the sale has been scheduled on xx. However, as per the comment datedXX/XX/XX18, the sale has been canceled. As per the comment dated XX/XX/XX18, the foreclosure file has been closed on xx.
Bankruptcy Comments:Not Applicable	This Step modification agreement was signed between the xx
The Unpaid principal Balance is xx with interest rate 4.00% which steps up in 3 steps ending at 5.250%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX11. The maturity is dated on 5XX/XX51. There is no provision for the balloon payment.	Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: Current fc is Yes. Tape Source: Initial Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.86%   Comment: Escrow bal per pay history is xx.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 532   Variance: -172   Variance %: -0.32%   Comment: The Original maturity Term month is 360. However, the tapa data shows that 532.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: The Mod step 1 step date is xx However, the tape data shows that XX/XX/XX11.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 6XX/XX14   Tape Value: 5XX/XX16   Variance: 700 (Days)   Variance %:    Comment: The Mod step 2 step date is not XX/XX/XX14. However, the tape data shows that XX/XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 5.0%   Tape Value: 5.3%   Variance:    Variance %: -0.25%   Comment: The Mod step 2 step date is 5.00%. However, the tape data shows that 5.250%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: XXX/XX07   Variance: -1581 (Days)   Variance %:    Comment: The modification first payment date is xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 0.01%   Comment: The Original CLTV Ratio Percent is xx However, the data shows that 68.166%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 0.01%   Comment: The Original Standard LTV (OLTV) is xx However, the tape data shows that xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122012344444   Tape Value: 332332345678C123456789C1   Variance:    Variance %:    Comment: The payment history string is 122012344444. However, the tape data shows that 54332211000000000000044.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444443210221   Tape Value: 1C9876543C1C876543223233   Variance:    Variance %:    Comment: The payment history string reversed is 444443210221. However, the tape data shows that 1C9876543C18765432323233.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The unpaid principal balance is xx. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "The list of service providers is missing in the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category. Loan amount was xx."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* Settlement date is different from note date (Lvl 2)     "As per HUD, settlement date is XX/XX/XX06 which is not aligned with the note date 1XXX/XX06."
* State Tax Judgment (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX19, there are 2 state tax liens in the favor of xx"
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX19, there are xx IRS liens in the xx."
* Missing Required State Disclosures (Lvl 2)     "The required state disclosures are missing in the loan file.
1. Impound Account Disclosure.
2. Cosigner Notice.
3. Private Mortgage Insurance Disclosure.
4. Hazard Insurance Disclosure.
5. Insurer RecommendationDisclosure.
6. Anti-Tying Disclosure.
7. Privacy Notice.
8. Notice of Right to Copy of Appraisal.
9. Application for Credit-Married Persons.
10. Fair Debt Collection Notice.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43271643	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$789.34	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.640%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Mobile Home	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a junior mortgage which was originated on xx.
There are two IRS liens in the favor of xx.
There are 4 civil judgments in the favor of State of Florida in the total amount of xx which was recorded on different dates.
There is a civil judgment in the favor of xx.
There is an HOA lien in the favor of xx.
There is a state tax lien in the favor of Department of Revenue, State of Florida in the amount of xx which was recorded on xx.
The 2018 county jurisdiction annual installment tax has been paid in the amount of xx on XX/XX/xx18.
The 2017 county jurisdiction annual installment tax has been paid in the amount of xx on XX/XX/xx17.
The 2016 county jurisdiction annual installment tax has been paid in the amount of xx on XX/XX/xx16.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX18, the borrower has been delinquent for 2 months. The last payment was received on XX/XX/XX18, that was applied for the due date of 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is in the collection and the borrower has been delinquent for 2 months. The last payment was received on XX/XX/XX18, that was applied for the due date of 9XX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payments as per the modification. This Step modification agreement was signed between the borrower xx.
The Unpaid principal Balance is xx with an interest rate 3.200% which steps up in 2 steps ending at 3.500%. The borrower promises to pay the monthly  P&I of xx beginning from 1XXX/XX12. The maturity is dated on 1XXX/XX35. The interest bearing amount is xx and the forgiven is in the amount of xx. There is no provision for the balloon payment.
xx. No further information has been found.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:The foreclosure initiated and as per the comment datedXX/XX/XX18, the sale has been scheduled on xx. However, the foreclosure was put on hold as the borrower xx. No further information has been found.
Bankruptcy Comments:xx	This Step modification agreement was signed between the xx
The Unpaid principal Balance is xx with an interest rate 3.200% which steps up in 2 steps ending at 3.500%. The borrower promises to pay the monthly P&I of xx beginning from 1XXX/XX12. The maturity is dated on 1XXX/XX35. The interest bearing amount is xx and the forgiven is in the amount of xx. There is no provision for the balloon payment.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower xx. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per the modification, Loan Amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per the modification, Mod Step 1 Date is xx   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 3.2%   Tape Value: 3.3%   Variance:    Variance %: -0.12%   Comment: As per the modification, Mod Step 1 rate is 3.200%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX17   Tape Value: 1XXX/XX17   Variance: -31 (Days)   Variance %:    Comment: As per the modification, Mod Step 2 date is1XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 1XXX/XX12   Tape Value: 1XXX/XX05   Variance: -2527 (Days)   Variance %:    Comment: As per the modification, Modification first payment date is 1XXX/XX12.   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: xx   Comment: Original CLTV ratio percent is xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 4.99%   Comment: Original Step 1 rate is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 210211111101   Tape Value: 9999999999999999999CCCC1   Variance:    Variance %:    Comment: The Payment History String is 210211111101. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 101111112012   Tape Value: 1CCCC9999999999999999999   Variance:    Variance %:    Comment: The Payment History String reversed is 101111112012. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Unpaid Current Principal Balance (UPB) as per Payment History is xx&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement made on xx between (Borrower) xx, in which the lender has forgiven principal in the amount of xx; however, the forgiven amount exceeds 2% of the modified principal balance."	* Title Review shows major title concern (Lvl 3) "The review of the updated title report dated XXX/XX19, shows that there is an HOA lien in the favor of xx. The property is located in the Florida which is a super-lien state. The property may get foreclose due to above unpaid HOA lien. This can be cured by paying off the lien with accrued interest and late charges if any."
* Title Rvw shows lower lien position than loan docs (Lvl 3) "The review of the updated title report dated XXX/XX19, shows that the subject mortgage is on second lien position as there is an HOA lien in the favor xx. The subject mortgage was originated on XX/XX/XX05 which was recorded on XX/XX/XX05."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The initial escrow account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* State Tax Judgment (Lvl 2)     "The review of the updated title report dated XXX/XX19, shows that there is a state tax lien in the favor of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine operative index value since supportive are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following required disclosures are missing in the loan file.
1.  Anti-Coercion Notice.
2. Radon Gas Disclosure.
																																																																																								3. Insurance Sales Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14724095	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$750.36	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.404%	First	Final policy	Not Applicable	xx	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	xx There are no active liens and judgments against the borrower. The 2018-2019 county second installment taxes were due in the amount of xx. No prior year delinquent taxes are found.	According to the latest payment history as of XX/XX/XX18, the borrower is making the regular payments and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX18. The unpaid principal balance is reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx	Collections Comments:According to the servicing comments, the loan is in an active collections. Unable to determine the reason for default. No post-closing bankruptcy and foreclosure activity has been found. According to the latest payment history as of XX/XX/XX18, the borrower is making the regular payments and the next due date is 1XXX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX18. The unpaid principal balance is reflected in the amount of xx. The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx. According to the modified terms, the new unpaid principal balance is xx. The amount of xx from unpaid principal balance is permanently forgiven by the lender and the new principal balance is xx. The borrower promises to pay the amount of xx with the rate of interest 3.375% beginning from 1XXX/XX13 for 60 months and then xx with the rate of interest 4.375% beginning from 1XXX/XX18 for xx months. The new maturity date is 1XXX/XX52. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on 1XXX/XX13 between the borrower xx. According to the modified terms, the new unpaid principal balance is xx. The amount of xx from unpaid principal balance is permanently forgiven by the lender and the new principal balance is xx. The borrower promises to pay the amount of xx with the rate of interest 3.375% beginning from 1XXX/XX13 for 60 months and then xx with the rate of interest 4.375% beginning from 1XXX/XX18 for 403 months. The new maturity date is 1XXX/XX52.	Missing Required State Disclosures Loan Program Info Disclosure Affiliated Business Disclosure Notice of Servicing Transfer	Field: Escrow Balance per Payment History Loan Value: xx Tape Value: xx |---| xx |----| -0.69% Comment: The Escrow balance per payment history is xx. Tape Source: Initial Tape Type:
Field: Is REO Active?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: IS REO Active? : Not applliocable.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan Amortization type is Step. However, the tape data shows that Fixed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 564   Variance: -204   Variance %: -0.36%   Comment: The original Maturity Term months is 360.   Tape Source: Initial   Tape Type:
Field: Mod Step Indicator   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Mod Step Indicator is YES.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -3075 (Days)   Variance %:    Comment: The modification first payment date is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111222222   Tape Value: 21CC111222C1211122221111   Variance:    Variance %:    Comment: The payment history string is 111111222211. However, the tape data shows that 21CC1112122C121111111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222222111111   Tape Value: 1111222212121C22211CCC12   Variance:    Variance %:    Comment: The payment history string reversed is 112222111111. However, the tape data shows that 1111122221221C21221.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx  Tape Value: xx   Variance:    Variance %:    Comment: Property address is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX52   Tape Value: 5XX/XX52   Variance: -153 (Days)   Variance %:    Comment: Stated maturiuty Date is XX/XX/XX52.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal balance is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The amount of principal forgiven exceeds 2% of the modification amount.
The loan has been modified once since origination. The borrower has been making the payments as per the loan modification which was made on xx
According to the modified terms, the unpaid principal balance is xx. The amount of xx from unpaid principal balance is permanently forgiven by the lender and the new principal balance is xx."	* Missing Required State Disclosures (Lvl 2) "The property is located in state of California. The following required State Disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Settlement date is different from note date (Lvl 2)     "The loan was originated onXX/XX/XX05 and settled on 4XX/XX05."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* DTI > 60% (Lvl 2)     "as per the final 1003, the total monthly income of the borrower is xx which is less than the total monthly expenses xx. Hence, DTI exceeds 60%."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "The loan was originated onXX/XX/XX05 and ROR transaction date is 4XX/XX05."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Property Damage (Lvl 2)     "Collection comment dated XX/XX/XX18 shows that the borrower was not able to make the payment on time due to damage on the property. Information regarding nature of damage, amount of damages or repairs is unavailable."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated business disclosure is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	87992151	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oregon	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,277.57	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	15.306%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$101,694.86	Not Applicable	5.000%	xx	XX/XX/XX17	Financial Hardship	xx. The chain of assignment has been completed. No active judgment or lien has been found. Annual combined taxes of xx have been paid in the amount of xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on 1XXX/XX18 in the amount of xx and that was applied on 1XXX/XX18. The next payment is due on XX/XX/XX19. The current P&I is xx with interest rate 3.250%. The current UPB is xx. Borrower made latest payments as per note terms.	Collections Comments:The loan is performing. The borrower is making the payments regularly. The last payment was received on 1XXX/XX18 in the amount of xx and that was applied on 1XXX/XX18. The next payment is due on XX/XX/XX19. The current P&I is xx with interest rate 3.250%. The loan was never modified since origination. No evidence of post-closing foreclosure or bankruptcy has found. The borrower intends to keep the subject property. No damages or repairs have been noted on subject property. Foreclosure Comments:Not Applicable Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance Missing Required State Disclosures	Field: Last Payment Received Date Loan Value: 1XXX/XX18 Tape Value: 1XXX/XX18 |---| -31 (Days) |----| Comment: Latest payment received date is XX/XX/XX18 tape shows XX/XX/XX18 Tape Source: Initial Tape Type:
Field: Modification Stated Term   Loan Value: Not Applicable   Tape Value: 360   Variance:    Variance %:    Comment: No MOD since origination   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Original balance is xx however tape shows xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 1.69%   Comment: Original standered LTV is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 777000000000   Variance:    Variance %:    Comment: Payment string as per pay history is 000000000000 however tape data shows 0000000070777&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000000000 Tape Value: 000000070777 Variance: Variance %: Comment: Payment string as per pay history is 000000000000 however tape data shows 0000000070777 Tape Source: Initial Tape Type:	D	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX17 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* MI, FHA or MIC missing and required (Lvl 3) "This is FHA loan originated on XX/XX/XX17. MI Cert is required but MI Cert is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 3)     "Compliance Ease risk indicator is moderate as loan is failing for Post-Consummation Revised Closing Disclosure Timing Requirements."
* XXX TILA Test Failed (Lvl 3)     "Loan fails for Post Close CD delivery date of XX/XX/XX17, for correction of a clerical error, which is more than 60 days after Consummation dateXX/XX/XX18."
																																																																																							* Comment history is incomplete (Lvl 3) "The loan was originated onXX/XX/XX17 and first payment was due on 09XX/XX17. Hence, we required collection comments from 09XX/XX17. The collection comments are available from XXX/XX18 to XX/XX/XX18; however, collection comments are missing from 09XX/XX17 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "Following disclosure is missing from the loan file: Choice of Insurer" * Qualified Mortgage DTI exceeds 43% (Lvl 2) "Loan failed the QM DTI Threshold due to a DTI of 49.478%. Loan has been manually underwriting at Origination as the DU Recommendation xx.) was Approve/Eligible and that loan qualifies as QM Safe Harbor. Borrower income was xx and total monthly expenses is xx file however as per the UW Approval as available in the loan file shows recommendation as Accept xx.	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$1,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10926937	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$874.20	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.740%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX07	$91,982.13	Not Applicable	6.500%	xx	XX/XX/XX08	Financial Hardship	xx
The chain of title is complete.
There are no active liens or judgments found open.
County taxes for the year 2017 first half are paid in the amount of xx onXX/XX/xx18. County taxes for the year xx second half are paid in the amount of xx onXX/XX/XX18. County taxes for the year xx first half are due in the amount of xx on XXX/XX19. There are no prior delinquent taxes found open.	The review of the payment history shows that the borrower is not making regular payments and the borrower is 8 months delinquent. The last payment was received on 6XX/XX18 in the amount of xx which was applied to 4XX/XX18 payment. The next due date is 5XX/XX18. The UPB as per payment history is xx.	Collections Comments:The borrower is not making regular payments and the borrower is 8 months delinquent. The last payment was received on 6XX/XX18 in the amount of xx which was applied to 4XX/XX18 payment. The next due date is 5XX/XX18. The UPB as per payment history is xx.
Foreclosure was initiated and file was referred to attorney on xx. No further information is available regarding the foreclosure found in comments. Further action is waited.
No post close bankruptcy activity found.
As per collection comment the loan is eligible for xx by the State of Illinois. And the state will release xx to reinstate the loan.
County taxes for the year 2017 first half are paid in the amount of xx onXX/XX/XX18. County taxes for the year 2017 second half are paid in the amount of xx onXX/XX/XX18. County taxes for the year 2018 first half are due in the amount of xx on XXX/XX19. There are no prior delinquent taxes found open.

Foreclosure Comments:Foreclosure was initiated and file was referred to attorney on xx.
No further information is available regarding the foreclosure found in comments.
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure	B	* Payment History is not Complete (Lvl 3) "The payment history is available from 5XX/XX18 toXX/XX/XX19. We need latest 12 months history for review. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "The comment history is available from XX/XX/XX18 toXX/XX/XX19. We need latest 24 months history for review. The comment history is missing from XXX/XX17 to XX/XX/XX18."
																																																																																							* Required Affiliated Business Disclosure missing/unexecuted (Lvl 3) "The Affiliated Business Disclosure missing."	* Recent Foreclosure Sale - Need Update (Lvl 2) "Foreclosure was initiated and file was referred to attorney on xx. The complaint was filed on xx. The service was completed on xx. The comment dated XX/XX/XX18 states that the foreclosure sale date is xx. The future sale date is more than 6 months."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	31847036	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,605.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$XXXX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	44.778%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$178,395.00	Not Applicable	6.875%	xx	XX/XX/XX14	Financial Hardship	xx
No single assignment of mortgage is available in the updated title report.

Active junior/senior judgments/liens/mortgages:

1. There is an active piggy back mortgage is available in the updated title repot in the amount of xx in favor of xx.
There is junior mortgage in the amount of xx in favor of xx.

No active judgments/liens are available in the updated title report.

xx year annual combined taxes of xx were paid in full on 1XXX/XX18. No prior year delinquent taxes have been found in the updated title report.
The review of the updated payment history shows that the loan is currently performing well and the next due for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of (P&I) xx which was applied the due date of XXX/XX19. The UPB is mentioned as of the date in the updated payment history is in the amount of xx. The borrower is currently making payments according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of (P&I) xx which was applied the due date of XXX/XX19. The UPB is mentioned as of the date in the updated payment history is in the amount of xx. The borrower is currently making payments according to the original Note terms.

No evidences are available in the loan file that confirm the foreclosure proceedings and Bankruptcy filings.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer	Field: Original CLTV Ratio Percent Loan Value: xx Tape Value: xx |---| |----| -3.00% Comment: Original CLTV of the loan is xx but tape shows xx Tape Source: Initial Tape Type:	D	* XXX Exceptions Test Failed (Lvl 3) "This loan failed the reimbursement amount validation test and the closing or reimbursement date validation test."
* The COC is missing (Lvl 3)     "The Loan Origination Fee was added to final LE datedXX/XX/XX18 in Section A. The valid COC for the same is missing from the loan file."
* XXX TILA Test Failed (Lvl 3)     "This loan failed the TILA finance charge test as the finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Finance Charge Test: FAIL   Charged: xx  Allowed: xx   Variance: -xx"
* Notice of Servicing Transfer missing or unexecuted (Lvl 3)     "Notice of Servicing Transfer disclosure is missing from the loan file."
* XXX TRID Tolerance Test Failed (Lvl 3)     "The Loan Origination Fee was added to the final/revised LE datedXX/XX/XX18 in Section A. The valid COC for the same is missing in the loan file.

Charges That Cannot Increase Test: FAIL  Charged: xx   Allowed: xxx   Variance: +xx"
																																																																																							* XXX Risk Indicator is "Moderate" (Lvl 3) "The CE risk indicator is "Moderate" as this loan failed TILA Finance Charge Test, Charges That Cannot Increase Test, TILA Post-Consummation Revised Closing Disclosure Finance Charge Test, This loan failed the reimbursement amount validation test and This loan failed the closing or reimbursement date validation test."			Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17450466	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,530.65	8/XX/XX21	Unavailable	No	FB/Workout	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	98.799%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$354,322.28	Not Applicable	7.250%	xx	XX/XX/XX18	Financial Hardship	xx. No active judgments or liens have been found pending. Annual combined taxes of xx have been paid in the amount of xx.	Review of the payment history shows that the borrower is making the payments regularly. The last payment was received in the amount of xx which was applied to due date XX/XX/XX19, and the next due date is XX/XX/XX19. Current UPB reflects in the amount of xx. The borrower is making payments as per modified terms.	Collections Comments:The borrower is current with the loan payments. The borrower is making the payments regularly. The last payment was received in the amount of xx which was applied to due date XX/XX/XX19, and the next due date is XX/XX/XX19. Current UPB reflects in the amount of xx. No bankruptcy and foreclosure activity were found. As per comment dated XX/XX/XX18, a copy of mod agreement was sent and modification document was executed on xx. The borrower had given promise to pay the UPB of xx with interest rate of 4.875% with P&I of xx with fixed amortized type and it was beginning from first payment date on 09XX/XX18 and ends with the maturity date of 1XXX/XX56. As per comment dated XX/XX/XX19, the borrower intends to keep the property. As per comment dated 1XXX/XX17, the subject property was damaged due to natural disaster. As per comment dated 1XXX/XX17, there are some damages on the roof and dry wall of subject property. As per comment dated 1XXX/XX17, the borrower has contacted the insurer. The borrower was requested 3 months of assistance due to hurricane. The amount of damage is not available in the comments. No further information has been found regarding the damage and repair has been done or not.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This is conventional fixed rate mortgage with P&I of xx with the rate of interest 4.875% and a maturity date of 1XXX/XX56. The P&I as per payment history is the xx and rate of interest is 4.875% however, there is a reduction in P&I with respect to note data which seems that there would be a possible modification. The rate of interest is still same 4.875%. As per comment dated XX/XX/XX18, a copy of mod agreement was sent and modification document was executed on xx The borrower had given promise to pay the UPB of xx with interest rate of 4.875% with P&I of xx with fixed amortized type and it was beginning from first payment date on 09XX/XX18 and ends with the maturity date of 1XXX/XX56. No tape data information is provided for modified terms.

Modification	Field: Original CLTV Ratio Percent Loan Value: xx Tape Value: xx |---| |----| -7.90% Comment: Calculation as per available appraised value. Tape Source: Initial Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.00%   Comment: Calculation as per available appraised value.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000004444444   Tape Value: 000055555543   Variance:    Variance %:    Comment: The payment Sting is 123044444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444400000   Tape Value: 345555500000   Variance:    Variance %:    Comment: The payment string reversed is 444444440321   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 1XXX/XX56 Tape Value: 8XX/XX47 Variance: -3349 (Days) Variance %: Comment: Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx with the rate of interest 4.875% and a maturity date of 1XXX/XX56. The P&I as per payment history is the xx and rate of interest is 4.875% however, there is a reduction in P&I with respect to note data which seems that there would be a possible modification. The rate of interest is still same 4.875%.
According to the collection comment, the property was infected by the disaster hence the payments were deferred. Further, the borrower requested loan assistance and was offered a Trial Payment Plan on XXX/XX18. The borrower completed the payment plan and the modification was offered and a copy of modification was mailed to the borrower onXX/XX/XX18. A copy of mod agreement was sent and modification document was executed on XX/XX/XX18. The modified terms suggest the payment was changed to xx with 4.875%. The borrower had given promise to pay the UPB of xx with interest rate of 4.875% with P&I of xx with fixed amortized type and it was beginning from first payment date on 09XX/XX18 and ends with the maturity date of 1XXX/XX56. No tape data information is provided for modified terms."
* Title Review shows major title concern (Lvl 4)     "According to updated title report dated XX/XX/XX19, there is an issue with the recording sequence of the subject mortgage.
The subject mortgage was recorded on xx, Inc. There is an another mortgage originated on same date in the amount on xx which is before the recording of the subject mortgage. The above said mortgages were recorded out of intended order. The Final Title Policy is insuring said senior mortgage under schedule B. The final Closing Disclosure also does not show any pay off for the same. There is no subordination agreement or release found for the said senior mortgage."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to updated title report dated XX/XX/XX19, the subject mortgage is in second lien position as there is an issue with the recording sequence of the subject mortgage.
The subject mortgage was recorded on xx, Inc. There is an another mortgage originated on same date in the amount of xx recorded on xx which is before the recording of the subject mortgage. The above said mortgages were recorded out of intended order. The Final Title Policy is insuring said senior mortgage under schedule B. The final Closing Disclosure also does not show any pay off for the same. There is no subordination agreement or release found for the said senior mortgage."	* XXX Risk Indicator is "Elevated" (Lvl 2) "Compliance Ease risk indicator is Elevated as loan is failing for Qualified Mortgage Safe Harbor Threshold."
* Property Damge (Lvl 2)     "As per comment dated 1XXX/XX17, the subject property was damaged due to natural disaster. As per comment dated 1XXX/XX17, there are some damages on the roof and dry wall of subject property. As per comment dated 1XXX/XX17, the borrower has contacted the insurer. The borrower was requested 3 months of assistance due to hurricane. The amount of damage is not available in the comments. The information about whether the damage has been repaired or not is unavailable in the comments."
* Higher Price Mortgage Loan (Lvl 2)     "Section 35 Loan - Missing
Higher Priced Mortgage Loan Disclosure signed by Borrower(s) or the “Right to Receive Appraisal” Disclosure as required on HPMLs.
APOR exceeded by 0.013%.
Loan is a Fixed Rate Loan: Yes
No Prepayment Penalty on the loan: Yes
Ability To Repay is Documented: Yes
Is the “Right to Receive Appraisal” Disclosure in file and signed by the Borrower(s): Yes
Taxes & Insurance are Escrowed: Yes
DTI approved on Final DU: Yes
DTI approved at: 41.84%"	* Mortgage (Lvl 1) "The subject mortgage was originated onXX/XX/XX17 and was recorded onXX/XX/XX17 in the amount of xx with the xx. However the amount on mortgage was incorrect, it should be xx instead of xx. The amount of loan on Note document is also xxx.00. Therefore the subject mortgage was re-recorded on XX/XX/XX17 with corrected amount of xx with xx."
																																																																																									* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25891502	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$23,494.54	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	51.453%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$997,506.81	Not Applicable	4.000%	xx	XX/XX/XX11	Financial Hardship	xx
There are six IRS liens against the borrower xx.
There is an active IRS lien in the favor of IRS for the amount of xx. However, the SSN# mentioned on the supportive document is inconsistence with the borrower SSN#.
The combined first and second installment taxes have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as of XX/XX/XX19, the borrower is making regular payments and the next due is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The UPB reflected is in the amount of xx. The loan has not been modified since origination. The borrower has been making payment as per the original note terms.	Collections Comments:According to the collection comments, the loan is in active bankruptcy.
According to the payment history as of XX/XX/XX19, the borrower is making regular payments and the next due is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The UPB reflected is in the amount of xx. The loan has not been modified since origination. The borrower has been making payment as per the original note terms.
xx
The borrower intends to retain the property.
No foreclosure activity has been found.
As per the BPO report dated 1XXX/XX18, the subject property was owner occupied with average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: 1312498 |---| |----| Comment: As per the PACER, the case number is xx Tape Source: Initial Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: As per the appraisal, the appraised value is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -0.43%   Comment: As per the appraisal, the original LTV is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000112   Tape Value: 440000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000112.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211000000000   Tape Value: 000000000044   Variance:    Variance %:    Comment: The Payment History String reversed is 211000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: Application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Refinance Tape Value: Cash Out Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is refinance.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XXX/XX17 toXX/XX/XX17, and 4XX/XX17 toXX/XX/XX17, and 1XXX/XX17 to XX/XX/XX17, and 1XXX/XX17 to XX/XX/XX17, and fromXX/XX/XX18 toXX/XX/XX19. However, we required complete 24 months of collection comments. The collection comments are missing from XXX/XX17 toXX/XX/XX17, and 5XX/XX17 toXX/XX/XX17, and 1XXX/XX17 to XX/XX/XX17, and from XXX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of voluntary petition shows the amount of claim as xx and the value of collateral as xx. Hence, the unsecured portion is xx."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to the updated title report dated XX/XX/XX19, there are six IRS liens against the borrower xx."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX19, the is an active state tax lien against the borrower xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL.
TILA Foreclosure Rescission Finance Charge Test: FAIL."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xx Finance Charge Test: FAIL Loan Data is: xx, Comparison Data is: xx; hence, variance is: -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
																																																																																								TILA Foreclosure Rescission Finance Charge Test: Loan Data is: xx Comparison Data is: xx; hence, variance is: -xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	17009935	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$379.50	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	35.776%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$137,368.58	Not Applicable	3.320%	xx	XX/XX/XX12	Financial Hardship	xx
1. There is a senior mortgage for the amount of xx in the favor of xx.
2. There is Municipal/City/Code Liens for the amount of xx in the favor of xx.
3. There is a Junior Mortgage in the amount of xx in the favor of xx.
4. There is a civil judgment in the amount of xx in the favor of xx.
5. There is an active State Tax lien against the borrower in the favor of xx.
Combined annual taxes have been paid in the amount of xx.
No prior delinquent taxes have been found.	The Payment History dated as of XXX/XX19 reveals that the borrower has not been. The last payment was received on XXX/XX19 in the amount of xx and it was applied for the due date XXX/XX19. The current P&I is xx and rate of interest is 5.750%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx	Collections Comments: xx
 Available servicing comment dated 1XXX/XX18 shows that the subject property is vacant occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Borrower wants to keep the property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments: xx

The loan modification agreement was made between xx. The first modified payment is still due for the date ofXX/XX/XX18 and the new maturity date will be XXX/XX56. The new modified unpaid principal balance is xx, with interest rate of 5.750% and modified P&I of xx.	Right of Rescission Missing Required State Disclosures Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PECER document there is bankrutptcty active. Tape Source: Initial Tape Type:
Field: Bankruptcy Filing Date   Loan Value: xx   Tape Value: xx   Variance: 1953 (Days)   Variance %:    Comment: As per PECER there bankruptcy filling date is xx   Tape Source: Initial   Tape Type:
Field: Borrower #1 Middle Name   Loan Value: x   Tape Value: D   Variance:    Variance %:    Comment: The Note reflects the Borrower's Middle Name as x   Tape Source: Initial   Tape Type:
Field: Borrower First Name   Loan Value: x   Tape Value: x   Variance:    Variance %:    Comment: The Note reflects the Borrower First Name as x   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value:x  Tape Value: x   Variance:    Variance %:    Comment: The Note reflects the Borrower Last Name as x.   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Chapter   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per PERCER document there is xx.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Vacant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value:XX/XX/XX18   Tape Value:XX/XX/XX18   Variance: 186 (Days)   Variance %:    Comment: As per modification document last modification date isXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 456   Tape Value: 455   Variance: 1   Variance %: 0.00%   Comment: As per modification document modification stated term is 456.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 8 (Days)   Variance %:    Comment: As per note document note date is XX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.06%   Comment: As per note document biweekly original stated P&I is 369.13.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000123401mmm   Tape Value: XXXXXXXxxx00   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000023444mm. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmm104321000   Tape Value: 0005XXXXXXXX   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as mm4443200000..   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per Hud document there is cash out.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD document there is Cash out.   Tape Source: Initial   Tape Type:
Field: Stated Remaining Term   Loan Value: 446   Tape Value: 445   Variance: 1   Variance %: 0.00%   Comment: As per modification document modification stated term is 456.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per title policy there is no junior lien found. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject property is at lower lien position as updated title report datedXX/XX/XX19 show one municipal lien against the subject property in the amount of xx. The subject property is located in CA State. There can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying this liens with late charges and penalties."	* Title Review shows major title concern (Lvl 3) "According to the updated title report dated XX/XX/XX19, there is an open senior mortgage on the subject property xx.
The short form title policy at the time of origination does not show any exception for this senior mortgage. But, the final HUD-1 shows pay off to xx. No release or satisfaction agreement available which states that the said mortgage has been released or satisfied."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD1 is not signed by the borrower."
* Deceased Borrower(s) (Lvl 3)     "According to the death certificate located at xx"
* Property is vacant (Lvl 3) "Comment dated on 1XXX/XX18 shows that the subject property is vacant."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per HUD1 the settlement date isXX/XX/XX07 which is different from note dateXX/XX/XX07."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39304996	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,034.97	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	1.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	66.038%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$442,270.37	Not Applicable	3.375%	xx	XX/XX/XX13	Financial Hardship	xx

There is an active mortgage prior to the subject Mortgage, in the favor of xx.
There is a junior mortgage against the property originated on xx.
Annual combined taxes for the year of 2018 have been paid in the amount of xx.
No prior years of delinquent taxes have been found.
The review of payment history as of XX/XX/XX18 the borrower is current with the loan and next due date is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX19. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The borrower is current with the loan and next due date is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX19. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
According to comment dated XX/XX/XX18, the reason for default is the reason for default.
The loan has been modified, this modification agreement was made between xx. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 5.125% beginning from XX/XX/XX18 with a maturity date XX/XX/XX58. The interest bearing amount is xx. There is no deferred balance and principal forgiven amount.
xx
The foreclosure was initiated and referred to an attorney on xx.
According to the BPO report dated XX/XX/XX18, the subject property requires interior paint in the amount of xxhe total estimated repairs are xxs is value is xx,000 and the repaired value is xxhe subject property is owner-occupied and average in condition. The collection comments do not reflect the damage or repairs to the subject property.

Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx
Bankruptcy Comments:xx	This modification agreement was made between xx. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate 5.125% beginning from XX/XX/XX18 with a maturity date XX/XX/XX58. The interest bearing amount is xx. There is no deferred balance and principal forgiven amount.

Missing Required Disclosures Missing Required State Disclosures Affiliated Business Disclosure	Field: Balloon Indicator Loan Value: Yes Tape Value: No |---| |----| Comment: Balloon Indicator is found in loan file. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment:xx   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per collection comments foreclosure is initiated.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 28 (Days)   Variance %:    Comment: As per modification document date is xx   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: As per appraisal original appraised value is xx Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX06   Tape Value: XX/XX/XX06   Variance: 16 (Days)   Variance %:    Comment: As per note document Original Note document date is 1XXX/XX06.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -1.89%   Comment: Original Standard LTV is xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.75%   Comment: After the interest only period the P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 444455555000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000555544444   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: As per Fianl HUD-1 Purpose of transaction is Refinance.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: The title policy do not reflects the junior mortgage. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the Updated title report Subject mortgage is on second lien position as there is a Senior mortgage in the amount of xx originated on XX/XX/XX06. The Subject mortgage was originated on XX/XX/XX06 in the amount of xx."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on XX/XX/XX06 and recorded on XX/XX/XX07.
The updated title dated XX/XX/XX19 shows there is an active mortgage prior to the subject Mortgage, in the favor of xx.
Final HUD-1 does not show any payoff to xx. No release or satisfaction document has been found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located. The subject property is located in the Maryland state."
* Missing Required Disclosures (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment has been completed. However, there is a break in the assignment from xx."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the operative index value since supportive documents are missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
* Property Damage (Lvl 2)     "According to the BPO report dated XX/XX/XX18, the subject property requires interior paint in the amount of  total estimated repairs are xxs is value is xx and the repaired value is xx. The subject property is owner-occupied and average in condition. The collection comments do not reflect the damage or repairs to the subject property."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.The subject property is located in the Maryland state.
The loan data is 36Months and comparison data is 0Months; hence, the variance is 36 Months."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xxxx. Therefore, the unsecured portion is xx. The debtor was discharged on XX/XX/XX15."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	35022912	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$293.20	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	49.478%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active/prior liens/judgments have been found against the borrower and the property.
First, second and third installment county taxes of xx have been paid.
The xx county fourth installment county taxes have been due in the amount of xx for the due date XX/XX/xx19.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 total in the amount of xx with interest rate of 5.750% and P&I xx for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the mod agreement made on xx	Collections Comments:

According to the servicing comments the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 total in the amount of xx with interest rate of 5.750% and P&I xx for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the mod agreement made on xx.
Since origination the loan was modified 3 times. First mod was made on xx.
The Latest Loan Modification agreement was made on an effective date of xx. The borrower has promised to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.750 % and P&I xx with fixed amortized type. The first payment had begun from 9XX/XX18 and ends with the maturity date of 8XX/XX58. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. The UPB that has been amortized is xx as an interest bearing amount.
xx.
As per the review of available document located at xx the foreclosure was initiated and the file was referred to an attorney on xx. The file removed from loss mitigation hold as the file to be close and the billed loan modification was completed on 9XX/XX18. The latest comment datedXX/XX/XX18 state that the foreclosure file was closed and the case was dismissed.

As per collection comments, the property is owner-occupied and the property condition is unable to determine.

Foreclosure Comments:As per the review of available document located at xx. The file removed from loss mitigation hold as the file to be close and the billed loan modification was completed on xx. The latest comment datedXX/XX/XX18 state that the foreclosure file was closed and the case was dismissed.
Bankruptcy Comments:xx	Since origination the loan was modified 3 times. First mod was made on xx.
The Latest Loan Modification agreement was made on an effective date of xx. The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.750 % and P&I xx with fixed amortized type. The first payment had begun from 9XX/XX18 and ends with the maturity date of 8XX/XX58. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. The UPB that has been amortized is xx as an interest bearing amount.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflect the Borrower(s) filed Bankruptcy Post-Loan Origination. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per review, the foreclosure was initiated.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -3 (Days)   Variance %:    Comment: The Modification reflects the Modification Date as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.88%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 10.38%   Tape Value: 10.37800%   Variance:    Variance %: 10.27%   Comment: The Note reflects the Original Stated Rate as 10.37817%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000444444   Tape Value: 444445500000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000044444444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444000000   Tape Value: 000005544444   Variance:    Variance %:    Comment: The Payment History String reversed is 444444400000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose as Debt consolidation.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is Cash-out. &#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Foreclosure case has been dismissed (Lvl 3) "As per the review of available document located at xx" the foreclosure was initiated and the file was referred to an attorney on xx and the complaint was filed on xx The file removed from loss mitigation hold as the file to be close and the billed loan modification was completed on xx The latest comment datedXX/XX/XX18 state that the foreclosure file was closed and the case was dismissed. As the loan is performing and next due date for regular payment is XXX/XX19."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 toXX/XX/XX19; however, we require latest 24 months complete comment history. the comments are missing from XXX/XX17 toXX/XX/XX17."	* Missing Required Disclosures (Lvl 2) "The list of service provider disclosure is missing from the loan files."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan files."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in NV State; however, the required state disclosure "Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application" is missing from the loan files."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	Pass	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70768305	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$6,653.74	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	25.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	36.829%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgment or liens have been found pending.
According to updated title report, first & second installment combined taxes of 2019 have been paid in the total amount of xx. Also, 3rd installment of combined taxes for 2019 is due on XXX/XX19 in the amount of xx and 4th installment is due on 5XX/XX19 in the amount of xx. No delinquent taxes have been found for the prior years.
As per the review of payment history, the borrower is currently performing. The last payment was received on XXX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received on XXX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected the amount of xx.
The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx. However, latest servicing comment dated 1XXX/XX17 shows foreclosure process was put on hold due to modification. The loan has been modified on xx. No more evidences are available regarding further foreclosure proceedings.
Review of PACER, bankruptcy is not initiated on the loan.
The subject property is owner occupied. According to latest exterior BPO report (Doc locator#xx) dated 1XXX/XX18, subject property has damage. The nature of damage is siding damage and roof replacement in the total amount of xx in which siding repair in the amount of xx and roof replacement is in the amount of xx. However, latest servicing comment does not show that damage repair has been completed. Also, no claim information has been found in the servicing comment.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx. However, latest servicing comment dated 1XXX/XX17 shows foreclosure process was put on hold due to modification. The loan has been modified on xx. No more evidences are available regarding further foreclosure proceedings.

Bankruptcy Comments:Not Applicable	This loan modification was done on xx. The amortization type is fixed and new unpaid Principal balance is xx and lender defer principal is in the amount of xx which was paid on maturity date. As per modification agreement, the interest bearing amount is xx and modification original rate is 5.750 % and Monthly P&I is xx. The modification payment start date is XXX/XX18 and new maturity date is XXX/XX48.	Missing Required State Disclosures Credit Application HUD-1 Closing Statement	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: According to note foreclosure is initiaetd on the loan . however tape data show as No. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Did a Mod change note term is No and as per review it is Yes.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.38%   Comment: As per tape data original Appraised Value is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -28.34%   Comment: As per tape data Original standard LTV is xx % and as per review it is xx %.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.05%   Comment: According to note, original stated P&I is xx. However, tape data shows current UPB as xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: As per tape data Property address street is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: As per tape data Purpose of refinance per application is cash out-other and as per review it is Unavailable.. Tape Source: Initial Tape Type:	B	* Excessive Property Damage Noted (Lvl 4) "According to latest exterior BPO report xx dated 1XXX/XX18, subject property has damage. The nature of damage is siding damage and roof replacement in the total amount of xx in which siding repair is in the amount of xx and roof replacement is in the amount of xx. However, latest servicing comment does not show that damage repair has been completed. Also, no claim information has been found in the servicing comment."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is available in the loan file. However, some points & fees value is hand written."	* Missing Required State Disclosures (Lvl 2) "Subject property is located at MA State.
Following State disclosures are missing from the loan file. :-
1) Mortgage Loan Application Disclosure.
2) Carbon Monoxide Alarms.
3)  MA Smoke Detector Certificate
4)  Notice of the Specific Reason for Denial of Credit.
5)  Demonstration and Documentation of Compliance with Borrowers Interest Requirement."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is available in the loan file. However, it is not hand dated by borrower."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83743530	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,146.11	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	18.000%	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	42.242%	First	Short Form Policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active/prior judgments or liens have been found against the borrower or subject property. The annual combined taxes of 2019 have been paid in the amount of xx.	Review of updated payment history shows that the loan is performing and borrower is making his monthly payments .The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 6.875% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the original note terms.	Collections Comments:The loan is active in bankruptcy. The borrower xx.

The loan is performing and borrower is making his monthly payments .The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 6.875% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the original note terms.
The loan was modified never modified since origination.

No evidences found regarding the foreclosure as the loan is performing.

According to latest BPO(Doc- xx) report datedXX/XX/XX18 no any visible damages were reported and the property is owner occupied.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx
Not Applicable	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value:xx Tape Value: xx |---| |----| Comment: current bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Property address street is xx   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: NA. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 toXX/XX/XX18 and fromXX/XX/XX18 toXX/XX/XX19; however we require latest 24 months complete comment history. The comment are missing from XXX/XX18 toXX/XX/XX18 and from XXX/XX17 toXX/XX/XX17."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of Voluntary Petition Filed on xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore the unsecured portion is xx."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL loan data: xx comparison data: xx variance:  -xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE Risk indicator is "Moderate" as this loan failed TILA Finance Charge Test.
TILA Finance Charge Test: FAIL loan data: xx comparison data: xx variance:  -xx"
* Missing Required Disclosures (Lvl 2)     "List of Service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1. Affidavit of Consideration
2. Affidavit of Disbursement
3. First Time Buyers Affidavit
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5. Balloon Payment
6. No Escrow Account
7. Mandatory Binding Arbitration Disclosures
8. Home Buyer Education and Counseling Disclosure"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	Pass	Not Covered	Pass	Fail	Fail	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	27132810	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,329.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	16.000%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	41.841%	First	Final policy	Not Applicable	Not Applicable	Unavailable	$178,486.82	Not Applicable	4.875%	xx	XX/XX/XX18	Financial Hardship	xx
There is a junior mortgage in the favor of xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor of xx.
There is a civil judgment in the favor of xx.
The 2nd installment of 2018 County taxes is due onXX/XX/XX19 in the amount of xx. The 1st installment of xx County tax has been paid on XX/XX/xx18 in the amount of xx.
The 2017 annual County taxes have been paid on 1XXX/XX17 in the amount of xx.
The 2016 annual County taxes have been paid on 1XXX/XX16 in the amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, which was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the servicing comments, currently, the loan is performing and the borrower is current with the loan. The last payment was received onXX/XX/XX19, which was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.

As per the comment datedXX/XX/XX18, the reason for default is a market crash.
xx
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.75% and new P&I is in the amount of xx beginning from 1XXX/XX18 till the maturity date 9XX/XX58. There is no provision for the balloon payment.
xx.
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest comments.
As per the latest BPO report datedXX/XX/XX18, the subject property has been occupied by the owner. Recent servicing comments do not reflect any damage pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This loan modification agreement was made between xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 5.75% and new P&I is in the amount of xx beginning from 1XXX/XX18 till the maturity date 9XX/XX58. There is no provision for the balloon payment.	Field: Current Bankruptcy Case Number Loan Value: xx
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy-Current   Variance:    Variance %:    Comment: According to the collection comments, the Current Foreclosure Status is Performing.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -33 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.52%   Comment: The Appraisal reflects the Original Appraised Value as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -29.09%   Comment: Original OLTV ratio is calculated as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.39%   Comment: As per note, original stated P&I is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0000MMMMMMMM   Tape Value: 444444400000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000mmmmmmmm. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMMM0000   Tape Value: 000004444444   Variance:    Variance %:    Comment: The Payment History String reversed is mmmmmmmm0000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx  Variance:    Variance %:    Comment: The Note reflects the Subject Property Address Street as: xx &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Subject Property Type per Appraisal is PUD.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Evidence in the file shows the property was surrendered to the courts/trustee (Lvl 2) "As per the comment datedXX/XX/XX18, the borrower intended to surrender the property through BK. As per the xx plan and Motion for Relief from Stay document, the borrower was supposed to surrender the property. However, the updated title report datedXX/XX/XX19, shows that the current owner is "xx.
* Settlement date is different from note date (Lvl 2)     "The settlement date as per HUD-1 is 5XX/XX07, which is not aligned with the Note date 5XX/XX07."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per the updated title report datedXX/XX/XX19, the current owner of the property is “xx”. The property was transferred to “xx."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The Operative Index Value at the time of origination is missing from the loan file."			Pass	Pass	Pass	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	72058984	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Hampshire	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,100.58	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There are active liens and judgments as follows:
1) Junior mortgage in the favor of xx.
2) There are two active IRS liens against the borrower xx respectively.
3) Civil judgment against the borrower xx.
4) Civil judgment against the borrower xx.
The first and second installment county total taxes of xx have been paid in the amount of xx. No delinquent taxes have been found for the prior year.
The review of payment history shows that the borrower is current and next due date for the payment is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx for due date XXX/XX19. The UPB is reflected in the amount of xx till the due date of XXX/XX19. The borrower has been making the payments as per the modification agreement.
Collections Comments:The loan is currently performing. The last payment was received onXX/XX/XX19 in the amount of xx for due date XXX/XX19. The UPB is reflected in the amount of xx till the due date of XXX/XX19. The borrower has been making the payments as per the modification agreement.
xx
The foreclosure was initiated and was put on hold due to loss mitigation.
The updated title report states that there is a junior mortgage, two IRS liens and two civil judgments. No prior delinquent taxes were found.
The occupancy is occupied by owner and no damages were found as per the BPO dated XX/XX/XX18.

Foreclosure Comments:According to servicing comments, the foreclosure was initiated. The foreclosure complaint was filed on xx. However, the foreclosure was put on hold due to loss mitigation.
Bankruptcy Comments:xx. No comments reflecting cram down have been found. xx	The loan modification agreement was made on xx. The borrower promises to make a monthly payment of 4477.15 with the rate of interest 5.750% beginning from 9XX/XX18 till maturity date 8XX/XX58. The New Principal Balance stated in the modification is xx.	Missing Required State Disclosures Origination Appraisal Right of Rescission Notice of Servicing Transfer Affiliated Business Disclosure Credit Application Missing Dicsloures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: xx
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: xx
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -15 (Days)   Variance %:    Comment: xx
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 14 (Days)   Variance %:    Comment: xx
Field: Modification Stated Term   Loan Value: 480   Tape Value: 479   Variance: 1   Variance %: 0.00%   Comment: Modification stated term is 480.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: 1XXX/XX04   Tape Value: XX/XX/XX04   Variance: 11 (Days)   Variance %:    Comment: Original Note doc date is 1XXX/XX04.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.48%   Comment: Original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000444444   Tape Value: 444445500000   Variance:    Variance %:    Comment: The payment history string reversed is 000000044444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444000000   Tape Value: 000005544444   Variance:    Variance %:    Comment: The payment history string reversed is 444440000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx:    Variance %:    Comment: The property address street is xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of transaction per HUD-1 is cash-out.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: xx Tape Value: xx Variance: xxx000.00 Variance %: -0.60% Comment: As per the final title policy. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by borrower."
* Describe the BK payment plan (Lvl 3)     "The borrower had filed bankruptcy under xx with the case xx and the plan was confirmed on xx According to xx plan dated xx the debtor shall pay xxx per month for the period of 60 months. The proof of claim was filed on xx with the claim amount of xx, and the amount of arrearage is xx,. The case was dismissed on xx and terminated on xx  The Voluntary Petition, Schedule-D shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down. However, according to Trustees final report dated xx shows that the secured claim asserted is xx and the claim allowed amount is xx. The principal paid amount is xx. The payment history as of datedXX/XX/XX19 shows the current unpaid principal balance is xx,. The recent loan was modified on xx However, the order confirming plan document is unable to open in the PACER to determine the cram down or paid in full."
* Title issue (Lvl 3)     "According to the Deed dated xx & which was recorded on xx the ownership of the subject property is xx. The mortgage has been signed by xx. However, the Final Title Policy dated XX/XX/XX04 stated that the subject property vested only in the name of xx.
An Addendum to final title policy along with the co-borrower name xx should be added."	* Missing Required State Disclosures (Lvl 2) "The following state disclosures are missing from the loan file.
Construction Lien Disclosure, Mortgage Loan Servicing Disclosure, Choice of Insurance Notice, Purchase Money Residential Mortgage Loan Closing Valuation Disclosure, Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "Final application is not signed by the borrower. The details are hand written."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The voluntary petition, Schedule-D filed on XX/XX/XX15 shows the amount of xx as an unsecured portion out of the amount of claim xx. Did not see any comments reflecting cram down. The case is dismissed on XX/XX/XX17."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is not signed by the borrower. The details are hand written."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "As per the updated title report, there are two active IRS liens against the borrower xx in the favor of xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66711541	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,132.77	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.024%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.132%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$235,568.48	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
There are no active judgments and liens found against borrower and subject property.
Property Tax status:
The 1st installment of the year xx county taxes have been paid which were due for XX/XX/xx18 in the amount of xx.
The 2nd installment of the year xx county taxes have been due in the amount of xx. The due date to pay the taxes isXX/XX/XX19. No prior years delinquent taxes have been found.
According to payment history as ofXX/XX/XX19, the borrower is current with the loan payments. The next due date is XXX/XX19. The last payment was received on XX/XX/XX18 for the amount of xx which was applied on XXX/XX19. The new UPB is xx. The loan was recently modified with xx
Collections Comments:According to the review of servicing comments, the borrower is current with the loan payments and the next due date for the regular payment is XXX/XX19. The last payment was received on XX/XX/XX18 for the amount of xx which was applied on XXX/XX19. The new UPB is xx.
The foreclosure was recently initiated in xx. As per servicing comment datedXX/XX/XX18, the file was placed on hold due to active loss mitigation. The comment datedXX/XX/XX18 states that FC can’t proceed until the loan is not in active loss mitigation.  As per the comment datedXX/XX/XX18, the foreclosure file was closed as the acknowledgment regarding the dismissal and closed FC file was received.  The loan was modified with servicer xx.
The loan has been modified twice since origination. It was last modified with servicer xx.
As per the collection comment datedXX/XX/XX18, the subject property is owner-occupied with good condition. No damage and repairs are found.  The new principal balance in the amount of xx and the modified interest rate is 5.750%.
The property has been occupied by the owner. The BPO report datedXX/XX/XX18 reflects that property is in average condition with no signs of needed repair from the exterior view. The As-is value of the subject property is xx.

Foreclosure Comments:The foreclosure was recently initiated in xx. As per servicing comment datedXX/XX/XX18, the file was placed on hold due to active loss mitigation. The comment datedXX/XX/XX18 states that FC can’t proceed until the loan is not in active loss mitigation. As per the comment datedXX/XX/XX18, the foreclosure file was closed as the acknowledgment regarding the dismissal and closed FC file was received.  The loan was modified with servicer xx.
Bankruptcy Comments:xx	The loan was modified on 8XX/XX18 and the agreement was made between the borrower xx.
As per the modified terms, the borrower had promised to pay the new principal balance in the amount of xx with fixed interest at the rate of 5.75% beginning from 8XX/XX18 until the new maturity date 7XX/XX58.
The loan was previously modified on xx.	Loan Program Info Disclosure
Credit Application
Affiliated Business Disclosure
Right of Rescission
Initial Escrow Acct Disclosure
Notice of Servicing Transfer
Final Truth in Lending Discl.
Origination Appraisal	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the PACER report, the bankruptcy was filed and the case was dismissed. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and dismissed.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 22 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value: XXX/XX08   Tape Value:XX/XX/XX08   Variance: 8 (Days)   Variance %:    Comment: The Original Note reflects the Doc Date as XXX/XX08.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.36%   Comment: The Note reflects the Original Stated P&I as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000444444   Tape Value: 444445500000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000MMMMMM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444000000   Tape Value: 000005544444   Variance:    Variance %:    Comment: The Payment History String reversed is MMMMMM000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Unavailable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application is missing from the laon file.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per HUD, the transaction is cash out refinance. Tape Source: Initial Tape Type:	B	* Foreclosure case has been dismissed (Lvl 2) "The foreclosure was recently initiated in 2018; however, the information pertaining to complaint or lis pendens are unavailable. As per servicing comment datedXX/XX/XX18, the file was placed on hold due to active loss mitigation. The comment datedXX/XX/XX18 states that FC can’t proceed until the loan is in active loss mitigation. As per the comment datedXX/XX/XX18, the foreclosure file was closed as the acknowledgment regarding the dismissal and closed FC file was received. The loan was modified with servicer xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test : Loan Data 0.000% Comparison Data xx% Variance -xx%."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan Program Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 / loan application is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business from is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission Document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan."
* Missing Required Disclosures (Lvl 2)     "The List of service providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "It is unable to confirm the operative index value for origination from the supporting documents."
																																																																																								* Settlement date is different from note date (Lvl 2) "As per final HUD-1, the settlement date is XX/XX/XX08 which is different than the note date XXX/XX08. The subject property is located in CA state."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33203042	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$5,003.11	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	xx	xx	7.575%	xx	xx	xx	xx	$xx	Conventional	ARM	24	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.799%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$581,292.28	Not Applicable	5.125%	xx	XX/XX/XX18	Financial Hardship	xx The chain of assignment is complete. No active judgments and liens have been found. Annual county taxes for the year of xx have been paid in the amount of xx. No delinquent taxes have been found for the prior years.	Review of the payment history dated from XXX/XX18 toXX/XX/XX19. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX18 the loan is in active bankruptcy. The borrower had filed the BK under the chapter xx. Review of the payment history dated from XXX/XX18 toXX/XX/XX19. The last payment was received in the amount of xx which was applied to due date XX/XX/XX18, and the next due date is XX/XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Foreclosure Comments:Not Applicable Bankruptcy Comments:The borrower had filed the BK under the chapter xx.	Loan Modification agreement was made between borrower and lender on effective date of xx The borrower had given promise to pay the UPB of xx with interest rate of 3.5% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX12 and ends with the maturity date of 9XX/XX42.	Affiliated Business Disclosure Final Truth in Lending Discl. Mortgage Insurance Missing Required State Disclosures Credit Application Origination Appraisal Notice of Servicing Transfer	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Case Number   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: xx   Tape Value: 1XXX/XX01   Variance: 6819 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.68%   Comment:    Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Unavailable Tape Value: Purchase Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX18 toXX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from 0XXX/XX17 to XX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI certificate is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The loan was originated by “xx.  As per latest Warranty Deed made on xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia state. The state disclosures missing from the loan file are:
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the origination is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer is missing from loan file."			Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$2,700.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	97293920	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,484.95	8/XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.378%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.383%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$332,764.70	$28,014.70	5.750%	xx	XX/XX/XX18	Financial Hardship	xx. There are no active judgments or liens. Annual county taxes of xx have been paid in the amount of xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied on XX/XX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx with P&I of xx and interest rate 5.750%.	Collections Comments:The loan is performing as the borrower is making payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied on XX/XX/XX19. The next payment is due on 0XXX/XX19. The loan was modified on 05XX/XX18. The borrower promises to pay the unpaid principal balance of xx with interest rate of 5.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX18 and ends with the maturity date of 5XX/XX55. As per comment dated 1XXX/XX17, the foreclosure was active. No further comments found regarding the foreclosure activities. Later, the loss mitigation was started on XX/XX/XX17. No evidence of bankruptcy has been found. No information has been found regarding the occupancy and condition of subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx. The borrower promises to pay the unpaid principal balance of xx with interest rate of 5.750% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX18 and ends with the maturity date of 5XX/XX55. The borrower had also promise to pay the deferred balance in the amount of xx on the maturity date on 5XX/XX55. The unpaid principal balance that has been amortized is xx as an interest bearing amount.	Affiliated Business Disclosure Final Truth in Lending Discl. Missing Dicsloures	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 6 (Days)   Variance %:    Comment: The Doc Date of last modification is xx However, the tape data shows that 5XX/XX18.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000444   Tape Value: 444400000100   Variance:    Variance %:    Comment: The Payment history string is 000000000444. However, the tape data shows that4444000000100..&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444000001000   Tape Value: 001000044444   Variance:    Variance %:    Comment: The Payment history string reversed is 444000000000. However, the tape data shows that 00100004444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	B	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is incomplete as the 2nd page of TIL is incomplete."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50733491	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,565.00	7/XX/XX21	Unavailable	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$334,566.83	$9,495.68	5.750%	xx	XX/XX/XX18	Financial Hardship	xx No active judgments or liens found. 2018-2019 County 4th tax due onXX/XX/xx19 in the amount of xx. 2018-2019 county 3rd installment tax has been paid on XXX/XX19 in the amount of xx. 2018-2019 county 1st and 2nd installment tax have been paid on XX/XX/XX18 and 1XXX/XX18 in the amount of xx and 234.76 respectively. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is current. The last payment was received onXX/XX/XX19 the payment applied date was XX/XX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:The loan is currently performing. The last payment was received onXX/XX/XX19 the payment applied date was XX/XX/XX19 and the next due date for payment is XXX/XX19. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per the modification.
xx
The occupancy is occupied by owner and no damages were found as per the BPO dated XX/XX/XX18.
Foreclosure Comments:The foreclosure was initiated and was put on hold due to loss mitigation. No further information  available.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under chapter-xx	According to the modification, the loan was modified on xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.875% and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX15. The maturity date as per modification is XXX/XX52. The deferred amount is xx and the interest bearing amount is xx. The borrower promises to pay xx as the balloon payment. The previous modification has been done on xx.	Notice of Servicing Transfer Initial Escrow Acct Disclosure Credit Application Affiliated Business Disclosure Missing Required State Disclosures Missing POC Mortgage Insurance	Field: Balloon Indicator Loan Value: No Tape Value: Yes |---| |----| Comment: Balloon Indicator is No. However, the tape data reflects Yes. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Bankruptcy was failed. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per the comments.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 59 (Days)   Variance %:    Comment: Doc Date of Last Modification is xx however, the tape data reflects xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.92%   Comment: Original Stated P&I is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The case is purchase.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: Purpose of Transaction per HUD-1 is Purchase. However , the tape data reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Purchase Tape Value: Refinance Variance: Variance %: Comment: Purpose Per Application is Purchase. however, the tape data reflects Refinance. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is not signed by all borrower."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is not signed by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per the Final HUD-1 settlement date is 1XXX/XX07  which is different from note date 1XXX/XX07."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at NV State. The following state disclosures are missing from the loan files
?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* POC Deadline is coming soon (Lvl 2)     "The borrower had filed Bankruptcy on xx As per the POC deadlines, the event filed is on xx and the due set is xx which was expired. The bankruptcy  was dismissed on xx Currently the loan is performing."
* Application Not Signed by All Borrowers (Lvl 2)     "Final 1003 is not signed by the borrower."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$27,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89836764	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,201.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.882%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is outstanding liens/judgments against borrower/property are as follows.
1.There is active civil judgment lien on the subject property in the amount of xx which was recorded on XX/XX/xx01 and filed by xx
Annual county taxes have been paid in the amount of xx for the year 2018.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of XX/XX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 9.060%. Borrower is currently making the payment according to the modification terms.

Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment and the latest BPO report dated onXX/XX/XX18 locator (" “xx”") shows that the subject property is non-owner occupied and is in good condition, but the collection dated on 9XX/XX18 states that the subject property is owner occupied. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx on XX/XX/XX18 which was applied for the due date of XX/XX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 9.060%. Borrower is currently making the payment according to the modification terms.
No information is available to understand the current status of foreclosure process.
No BK was filed by the borrower till date.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on XXX/XX12. The new modified rate is 6.560% and borrower promises to pay P&I in the amount of xx beginning from XXX/XX12. The new principal balance is xx . The maturity date is 6XX/XX27. Rate will be changed in 4 steps.
Reason for Modification is Financial Hardship.
Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: xx Tape Value:xx |---| |----| Comment: xx. Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per Property Inspection Report, onXX/XX/XX18, the property is occupied by the unknown party.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per modification deferred amount is xx Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per modification loan amortization is Step type amortization.   Tape Source: Initial   Tape Type:
Field: Original Note Doc Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: 5 (Days)   Variance %:    Comment: As per Note document Original Note date isXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: As per Note document Loan original P& I is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.060%   Tape Value: 9.06000%   Variance:    Variance %: 8.97%   Comment: As per Note document the original stated rate is given as 9.06032%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 000000010000   Variance:    Variance %:    Comment: As per the payment history string 0000000010000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000010000000   Variance:    Variance %:    Comment: As per the payment history string reversed as 000000000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per 1003 application report, the purpose of refinancing is Debt Consolidation.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: As per HUD-1, the purpose of the transaction is Cash Out. Tape Source: Initial Tape Type:	B	* Active Judgment Against Borrower (Lvl 3) "As per the review of updated title report datedXX/XX/XX19, there is a senior civil judgment was found against the borrower in the amount of xx."
* Comment history is incomplete (Lvl 3) "Comment History is available fromXX/XX/XX15 toXX/XX/XX17, 5XX/XX17 toXX/XX/XX17 and from XX/XX/XX17 tillXX/XX/XX19. However we require latest 24 months comments history. Comments are missing from 4XX/XX17 toXX/XX/XX17, 8XX/XX17 tillXX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "Following disclosures are missing from the loan file.
VA Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
Affiliated Business Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing in the given loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42155093	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First		$0.00	$2,120.56	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.750%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable			Not Applicable	PUD	xx	xx	Investor	Yes	No	No			14.932%	First	Final policy	Not Applicable	xx	XX/XX/XX18	$172,478.14	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	xx No active judgments and liens have been found. Annual county taxes have been paid off in the amount of xx. No delinquent taxes have been found for the prior years.
Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.75% for the due date of XX/XX/XX19. The next due date is XXX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx. The Borrower is making the payment as per the modification terms would be 5.75% and modified P&I xx.
Collections Comments:According to the latest BPO inspection report subject property is occupied by owner and property is condominium. No visible damage/repairs have been found. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

The loan modification agreement was made between xx. The first modified payment is still due for the date of xx and the new maturity date will be XX/XX/XX58. The new modified unpaid principal balance is xx, deferred balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.75% and modified P&I xx.

Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.75% for the due date of XX/XX/XX19. The next due date is XXX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx. The Borrower is making the payment as per the modification terms would be 5.75% and modified P&I xx.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX18 and the new maturity date will be XX/XX/XX58. The new modified unpaid principal balance is xx, deferred balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 5.75% and modified P&I xx.	Missing Required State Disclosures Loan Program Info Disclosure	Field: Did a Modification Change Note Terms? Loan Value: Yes Tape Value: No |---| |----| Comment: Did a modification change note terms yes. Tape Source: Initial Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: Loan documentation type is full, tape shows reduced   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx3   Variance %: -0.00%   Comment: original stated PI is xx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000012100   Tape Value: 400012000000   Variance:    Variance %:    Comment: Payment history string is 00000121000, tape shows 40001210000   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001210000000   Tape Value: 000000200004   Variance:    Variance %:    Comment: Payment history string reversed is 001210000000, tape shows 000002004   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value:xx Tape Value: xx Variance: Variance %: Comment: xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX17 and XX/XX/XX17 to XX/XX/XX19; however we require latest 24 months complete comment history. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17 and XX/XX/XXx7 to XX/XX/XX17."	* Missing Required State Disclosures (Lvl 2) "Anti-Coercion Notice,Title Insurance Disclosure, Radon Gas Disclosure, Insurance Sales Disclosure are missing from loan files."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrower."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Subject property is located in a FEMA designated disaster area (recent). (Lvl 2)     "Review of collection comment dated XX/XX/XX17 shows that the subject property is located in FEMA disaster area."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
																																																																																								* Additional Address Noted (Lvl 2) "According to the note document, the subject property address is 'xx'."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value: Date: Type:BPO	Value: Date: Type:Field review	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68220840	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$9,843.22	8/XX/XX21	xx	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.312%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	34.429%	First	Final policy	Not Applicable	xx	XX/XX/XX18	$840,166.82	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
The satisfaction/Release of subject mortgage has been found in the updated title recorded on XX/XX/xx12; however, the rescission agreement has been recorded on xx.
There is one civil judgment recorded on xx in the amount of xx in the favor of xx.
Annual county taxes of xx have been paid in the amount of xx. No prior delinquency has been found.
As per the review of payment history as of datedXX/XX/XX19, the borrower is regular with the payments. The next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx(PITI). The monthly P&I is in the amount of xx with an interest rate of 5.750%. The UPB reflected in payment history is in the amount of xx. The borrower had made the last payment as per the modification agreement made on xx
Collections Comments:According to servicing comments, the loan is being performed. As per the review of payment history as of datedXX/XX/XX19, the borrower is regular with the payments. The next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx(PITI). The monthly P&I is in the amount of xx with an interest rate of 5.750%. The UPB reflected in payment history is in the amount of xx. The borrower had made the last payment as per the modification agreement made on xx.
The loan has been modified since the origination, the loan modification agreement was made between the borrower xx. The borrower promises to make a monthly payment with the P&I xx and an interest rate of 5.750%. The first payment was due on 6XX/XX18 and the maturity date is 5XX/XX48. The New Principal Balance stated in the modification is xx.The deferred balance amount is xx and the interest-bearing amount is xxhe modification does not contain balloon payment
As per the collection comments dated 9XX/XX18 the reason for default is loss of income.
According to the foreclosure document located at ("xx") states the process of foreclosure has been initiated, the file was referred to an attorney on xx, however no further comments regarding the foreclosure has been found.
No comments regarding the bankruptcy have been found.
According to the servicing comments dated XX/XX/XX18 the subject property is owner occupied and is in average condition. No comments regarding the repair or damage have been found.

Foreclosure Comments:According to the foreclosure document located at ("xx") states the process of foreclosure has been initiated, the file was referred to an attorney on xx, however no further comments regarding the foreclosure has been found.
Bankruptcy Comments:Not Applicable	The loan has been modified since the origination, the loan modification agreement was made between the borrower xx. The borrower promises to make a monthly payment with the P&I xx and an interest rate of 5.750%. The first payment was due on 6XX/XX18 and the maturity date is 5XX/XX48. The New Principal Balance stated in the modification is xx.The deferred balance amount is xx and the interest-bearing amount is xxhe modification does not contain balloon payment.	Missing Dicsloures Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Occupancy Loan Value: Owner (or Former): Primary Home Tape Value: Occupied by Unknown Party |---| |----| Comment: As per the review of servicing comments the subject property is owner occupied , however tape reflects as occupied by unknown party. Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Acc ording to the foreclosure document the loan is currently in foreclosure.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 110 (Days)   Variance %:    Comment: The loan has modified on xx however tape rreflect the doc date of last modification as xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: As per the original note the original stated P&I is xx however, tape reflcts xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001222314444   Tape Value: Xxx445553220   Variance:    Variance %:    Comment: As per the latest payment history the PH string is 444413222100.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444413222100   Tape Value: 0223555444XX   Variance:    Variance %:    Comment: As per the latest payment history the PH reversed is 444413222100.   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: No discrepancy Tape Source: Initial Tape Type:	B	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of FL.The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
																																																																																								4.Insurance Sales Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29802604	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,054.02	8XX/XX21	Unavailable	No	Unavailable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.900%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$513,795.32	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
The mortgage re-recording information is not mentioned in the body of the assignment as per the notes.
There are active judgments and liens as follows:
1. Junior mortgage in the amount of xx in the favor of xx
2. State Tax lien in the amount of xx in the favor of xx.
3. Civil judgment in the amount of xx in the favor of xx.
The 2018 year's Town3rd Installment taxes have been paid in the amount of xx, for the due date XX/XX/XX18.
The 2018 year's Town 4th Installment taxes have been paid in the amount of xx, for the due date XX/XX/xx18.
The 2019 year's Town 1st Installment taxes will be due in the amount of xx, for the due date XX/XX/xx19.
The 2019 year's Town 2nd Installment taxes will be due in the amount of xx, for the due dateXX/XX/XX19.
No prior year delinquent taxes are found.
According to the review of payment history as ofXX/XX/XX19, the borrower is current with loan. The next payment due date is for XXX/XX19.
The last payment was received in the amount of xx, with rate of interest 5.625%, which was applied for XXX/XX19.
The UPB reflected is in the amount of xx.
The borrower is making payment as per modification, which was made on xx

Collections Comments:The loan is currently performing. The next payment due date is for XXX/XX19.
The last payment was received in the amount of xx, with rate of interest 5.625%, which was applied for XXX/XX19. The UPB reflected is in the amount of xx.
The borrower is making payment as per modification, which was made on xx
No bankruptcy activity found. The foreclosure was initiated which was put on hold due to loss mitigation. The updated title report states that there is a junior mortgage, one state tax lien and a civil judgment. The taxes for the year 2019 are due. The occupancy is occupied by the owner and no damages were found as per the BPO dated XX/XX/XX18.

Foreclosure Comments:The foreclosure was initiated in the loan and was put on hold due to loss mitigation.
The notice of lis pendens and complaint was filed on xx.
The final judgment filed on xx.
Bankruptcy Comments:Not Applicable	This modification agreement was made between the borrower xx.
Effective on 9XX/XX16. The reason for modification is a financial hardship.
As per the modified terms, new principal balance is xx. The interest bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount.
First Payment had begun on 9XX/XX16 and borrower promises to pay xx monthly with a modified interest rate of 5.625% with a maturity date will be 8XX/XX46.
The prior modification agreement was located at xx.	Notice of Servicing Transfer Right of Rescission Affiliated Business Disclosure Missing Required State Disclosures	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: xx; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 131 (Days)   Variance %:    Comment: As per the loan was last modified on xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: As per Note document the original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: As per Note document property Address street xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Change in Rate/Term Tape Value: Cash Out - Other Variance: Variance %: Comment: As per the application, the purpose of refinancing is Change in Rate / Term. Tape Source: Initial Tape Type:	B	* Active State Tax Lien Judgement. (Lvl 2) "As per the updated title report there is a State Tax lien in the amount of xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing Transfer document is missing in the given loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission is missing in the given loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the updated title report, the taxes for the year 2019 first installment are past due(under 30-days) in the amount of xx and the due date is XX/XX/XX19."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business disclosure document is missing in the given loan file."
* Foreclosure case has been dismissed (Lvl 2)     "xx".
The foreclosure was put on hold due to the loss mitigation plan."
																																																																																								* Missing Required State Disclosures (Lvl 2) "The subject property is located in the state of New Jersey. The following state disclosures are missing in the loan file. 1)NJ Application Disclosure 2)Delivery Fee Authorization 3)NJ Attorney Disclosure 4)Unacceptability of Insurance Notice 5)Attorney Disclosure II 6)Tax Bill Information 7)Private Well Testing 8)Lock-In Agreement 9)Commitment Disclosures 10)Choice of Insurer Disclosure 11)Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52385404	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$1,370.85	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.000%	xx	xx	xx	xx	$xx	VA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$67,192.36	Not Applicable	3.500%	xx	XX/XX/XX12	Lower Interest Rate	xx No active liens and judgment have been found on updated title report. Annual Combined tax of 2018 was paid on XX/XX/xx18 in the amount of xx.	Review of the payment history provided from 1XXX/XX16 toXX/XX/XX19 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on XXX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 2.000%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is performing. Review of the latest 24 months collection comments shows that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx on XXX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 2.000%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on xx. The new principal balance is xx.. The interest bearing amount is xx and the maturity date is XXX/XX56. Reason for Modification is Financial Hardship.
No information is available in the latest 24 months collection comments regarding foreclosure.
PACER did not reflect any bankruptcy filed by the borrower.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and Lender on 1XXX/XX16. The new modified rate is 2.000 % and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on 1XXX/XX16. The new principal balance is xx.. The interest bearing amount is xx and the maturity date is XXX/XX56. Reason for Modification is Financial Hardship.	Missing Required State Disclosures Initial Escrow Acct Disclosure Missing Dicsloures	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 377 (Days) |----| Comment: As per tape data doc date of last modification is xx however according to collection comment it is 1XXX/XX16.&#xxD; Tape Source: Initial Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Documentation   Variance:    Variance %:    Comment: As per tape data loan documentation type is no documentation, however according to collection comment it is full documentation.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: 1826 (Days)   Variance %:    Comment: MOd Step 1 Date is xx   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.14%   Comment: Mod Step 1 P&I is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.000%   Variance:    Variance %: 1.97%   Comment: Mod Step 1 rate 2.00%.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: 1XXX/XX21   Tape Value: 1XXX/XX22   Variance: 365 (Days)   Variance %:    Comment: Mod Step 1 rate is 1XXX/XX21.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.07%   Comment: Mod Step 2 P&I is xx.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 3.500%   Variance:    Variance %: 2.96%   Comment: Mod Step 2 Rate is 3.00%.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.25%   Comment: As per tape data original appraised value is xx however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -20.00%   Comment: As per tape data original standard LTV (OLTV) is xx however according to collection comment it is xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.43%   Comment: As per tape data original stated P&I is xx, however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000001001   Tape Value: 010010000000   Variance:    Variance %:    Comment: As per tape data payment history string is 000000001001.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 100100000000   Tape Value: 000000000010   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 100100000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per tape data subject property type is single family, however according to collection comment it is PUD.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "Following are the required state disclosure which are missing from the loan file;
1. Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom)
2. Disclosure of Additional Fees"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "XXX TILA test failed due to TILA Finance Charge Test:
TILA Finance Charge Test shows loan data xx, Comparison data xx and variance -xx.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk is moderate due to TILA Finance Charge Test is failed."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	73731826	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$988.67	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.143%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$123,248.67	$8,248.67	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
There is junior mortgage in the amount of xxx00 in favor of xx.
 There is one State Tax lien against the name of borrower xx. The related document does not reflect the SSN/DOB of the borrower, hence unable to verify the lien against the subject borrower.
There is junior judgment against the name of borrower xx
The annual combined taxes for xx have been paid total in the amount of xx onXX/XX/XX18.
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 3.625% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx	Collections Comments:According to the latest servicing comments the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 3.625% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx.
The latest loan modification agreement was made on an effective date of xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 3.625 % and P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX17 and ends with the maturity date of 1XXX/XX56.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. The UPB that has been amortized is xx as an interest bearing amount.

According to collection comments the bankruptcy and foreclosure activity has not been found.
As per the latest BPO report datedXX/XX/XX18 and located at xx" the property is occupied by the owner and no damage pertaining to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Since origination the loan was modified 3 times. xx.
The latest loan modification agreement was made xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 3.625 % and P&I xx with Fixed amortized type and the first payment had begun from 4XX/XX17 and ends with the maturity date of 1XXX/XX56.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date. The UPB that has been amortized is xx as an interest bearing amount.
Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Doc Date of Last Modification Loan Value: xx Tape Value: xx |---| 1 (Days) |----| Comment: As per Last mod the date is 4XX/XX17. However, tape reflects xx Tape Source: Initial Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.52%   Comment: As per Note the P&I is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000101000000   Tape Value: 000000010100   Variance:    Variance %:    Comment: The payment history string is 000101000000; however tape data shows 000000010100&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 000000101000 Tape Value: 001010000000 Variance: Variance %: Comment: The payment history string reversed is 000000101000; however tape data shows 00101000000. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrower."
* Missing Required Disclosures (Lvl 2)     "List of Service Provider Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in MD state and the required State disclosures are missing from the loan file as follow.
Affidavit of Consideration
Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
Balloon Payment
No Escrow Account
Mandatory Binding Arbitration Disclosures"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Not all borrowers signed TIL (Lvl 2)     "Final TIL is not signed by the borrower."
* State Tax Judgment (Lvl 2)     "The review of the XXX report dated onXX/XX/XX19 reflects that there is one State Tax lien against the name of borrower "xx"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24397318	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$234.76	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Reduced	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	57.933%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$307,744.17	$136,144.17	5.875%	xx	XX/XX/XX15	Financial Hardship	xx
No judgment and liens were open against the borrower.
There is one junior mortgage against the subject property is in the favor of xx.
 The xx county 1st installment taxes have been paid on XX/XX/XX17 in the amount of xx and 2017-2018 2nd, 3rd and 4th installment taxes have been paid on XX/XX/xx17, XX/XX/xx18 and XX/XX/xx18 respectively each in the amount of xx.
The xx county 1st installment taxes have been paid on XX/XX/XX18 in the amount of xx and 2018-2019 2nd, 3rd and 4th installment taxes have been paid on XX/XX/xx18, XX/XX/xx19 and XX/XX/xx19 respectively each in the amount of xx.
No prior years delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX19, the borrower is performing with the loan and the next due date for the regular payment is 0XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied to XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on xx	Collections Comments:As per the review of the serving comments, the borrower is performing with the loan. The next due for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
The loan has been modified thrice since origination. The first time the loan was modified on xx and the copy of modification document was located at "xx". The second time the loan was modified on xx. The borrower has been making payments as per the latest modification agreement which was made on xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.750%, beginning from XX/XX/XX18 till the maturity date of XX/XX/XX58.  The new principle balance stated in the Modification is in the amount of xx. The lender deferred the amount of xx from the principal balance.  Hence, the interest-bearing amount is in the amount of xx. This modification agreement contains balloon provision. The borrower promise to pay the deferred principal balance in the amount ofxx at the time of maturity date XX/XX/XX58 to the lender.
The foreclosure activity has not been initiated in the last 24 months of servicing comments.
xx.
As per the BPO report dated XX/XX/XX18, which was located at “xx” the subject property has been occupied by the owner and is in average condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The Loan modification agreement was made on xx. The borrower promises to make a monthly payment of xx with the rate of interest 5.750%, beginning from XX/XX/XX18 till the maturity date of XX/XX/XX58. The new principle balance stated in the Modification is in the amount of xx. The lender deferred the amount of xx from the principal balance. Hence, the interest-bearing amount is in the amount of xx. This modification agreement contains balloon provision. The borrower promise to pay the deferred principal balance in the amount ofxx at the time of maturity date XX/XX/XX58 to the lender. The loan has been modified thrice since origination. The first time the loan was modified on xx.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per pacer bankruptcy status is yes; however tape reflects no. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 3 (Days)   Variance %:    Comment: As per modification, the doc date of last modification is xx however tape reflects xx   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.85%   Comment: As per appraisal report, original appraised value is xx however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -63.22%   Comment: As per appraisal report, OLTV is xx however tape reflects xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.24%   Comment: As per note, the original P&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000000000M   Tape Value: 444000000000   Variance:    Variance %:    Comment: As pe the payment history, payment history string is 0000000000M; however, tape data reflects with 44404000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: M00000000000   Tape Value: 000000040444   Variance:    Variance %:    Comment: As pe the payment history, payment history string reversed is M0000000000; however, tape data reflects with 000000040444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx   Variance:    Variance %:    Comment: As per note property address street is xx however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: XXXX  Tape Value:XXXXVariance:    Variance %:    Comment: As per note propertyXXXX; however tape reflects XXXX.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: As per appraisal report, the subject property type is PUD; however tape reflects single family. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Nevada State. The "Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application" state disclosure is missing in the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxILA Finance Charge Test: Result: FAIL Loan Data: xx Comparison Data: xx Variance: -xx."
* Loan has been determined to have an unsecured debt (Lvl 2)     "As per schedule D of Voluntary Petition filed on xx  shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx. Hence,  the unsecured portion was xx. There is no comment found regarding a cram down. The case was discharged on xx and fully terminated on xx
* Settlement date is different from note date (Lvl 2)     "As per the final Hud-1, the settlement date is XX/XX/XX06 which is different from the original note date XX/XX/XX06."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed TILA Finance Charge Test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34697109	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,523.77	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.060%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$135,782.26	$0.00	6.560%	xx	XX/XX/XX12	Financial Hardship	xx
There are two active civil judgment has been found against the borrower in the total amount of xx which was recorded on xx in favor of multiple plaintiffs. 1st installment of County tax of xx was paid in the amount of xx. 2nd installment of County tax of xx is due on XX/XX/XX19 in the amount of xx.
Review of the payment history provided fromXX/XX/XX14 toXX/XX/XX19 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.375%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in collection. Review of the latest 24 months collection comments shows that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 3.375%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 3.125% and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on xx. The new principal balance is xx. Lender has agreed to defer amount of xx from the new principle balance. The interest bearing amount is xx and the maturity date is 1XXX/XX43. Reason for Modification is Financial Hardship.
No information is available in the latest 24 months collection comments regarding foreclosure.
PACER did not reflect any bankruptcy filed by the borrower.
No information is available in the latest 24 months collection comments regarding current occupancy.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and Lender on 1XXX/XX12. The new modified rate is 3.125% and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on 1XXX/XX12. The new principal balance is xx. Lender has agreed to defer amount of xx from the new principle balance. The interest bearing amount is xx and the maturity date is 1XXX/XX43. Reason for Modification is Financial Hardship.	Missing Required State Disclosures
Credit Application
Notice of Servicing Transfer
Affiliated Business Disclosure
Final Truth in Lending Discl.
Origination Appraisal
HUD-1 Closing Statement
Right of Rescission	Field: Current Legal Status Loan Value: Collections Tape Value: Collections, < 60 Days |---| |----| Comment: Current Legal Status is Collection. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: Deferred Balance amount is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan Amortization Type Step. however, the tape data reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Original Standard LTV (OLTV) is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.85%   Comment: Original Stated P&I is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011111011   Tape Value: 000011111111   Variance:    Variance %:    Comment: Payment History String is 00011111011. However, the tape data reflects 000011111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110111110000   Tape Value: 111111100000   Variance:    Variance %:    Comment: Payment History string Reversed is 11011111000. However, the tape data reflects 1111110000000.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Unavailable Tape Value: Cash Out - Other Variance: Variance %: Comment: Application is missing from the loan file. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 and an estimated HUD-X/Fee itemization are not available in the loan file."	* Missing Required State Disclosures (Lvl 2) "The subject property is located at CA State. The following state disclosures are missing from the loan files.
1.? Impound Account Disclosure
2. ?Cosigner Notice
3. ?Private Mortgage Insurance Disclosure
4. ?Earthquake Disclosure for condominiums
5. ?Hazard Insurance Disclosure
6. ?Insurer RecommendationDisclosure
7. ?CA Fair Lending Notice
8. ?Anti-Tying Disclosure
9. ?Privacy Notice
10. ?Notice of Right to Copy of Appraisal
11. ?Application for Credit-Married Persons
12. ?Fair Debt Collection Notice
13. ?Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Services Providers is missing from the loan file."			Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32125626	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,400.23	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Secondary	Yes	Yes	No	26.299%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$472,462.68	$84,912.68	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
There is an active junior mortgage found against the subject property in the amount of xx.
1st installment of County tax of 2018-19 was paid on XX/XX/xx18 in the amount of xx. 2nd installment of County tax of 2018 is due on XX/XX/XX19 in the amount of xx.
Review of the payment history provided fromXX/XX/XX14 toXX/XX/XX19 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.000%. Borrower is currently making the payment according to the modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments shows that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.000%. Borrower is currently making the payment according to the modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on XXX/XX10. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 1XXX/XX42. Reason for Modification is Financial Hardship.
Borrower has filed bankruptcy under chapter xx. Currently debtor is in active bankruptcy.
No information is available in the latest 24 months collection comments regarding foreclosure.
As per latest comment datedXX/XX/XX18 subject property is vacant.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Loan modification agreement was made between the borrower and Lender on XXX/XX10. The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will get changed periodically that began on XXX/XX10. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 1XXX/XX42. Reason for Modification is Financial Hardship.	Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: xx; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Vacant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: Current Occupancy is Vacant.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The Modification reflects the Modification amortization type as step.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.21%   Comment: The Note reflects the P&I as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011112300011   Tape Value: 221000123111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011112300011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110003211110   Tape Value: 111321010122   Variance:    Variance %:    Comment: The Payment History String reversed is 110003211110.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx Tape Value: xx  Variance:    Variance %:    Comment:xx;   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per updated title report, the total balance of the junior lien is xx. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "Final HUD-1 is available in the loan file but it is not executed by the borrowers."
* Property is vacant (Lvl 3)     "As per latest comment datedXX/XX/XX18 subject property is vacant."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D of voluntary petition dated xx shows amount of secured claim without deducting the value of collateral is xx and value of collateral is xx therefore the unsecured portion is xx. Debtor is currently in active bankruptcy."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1 settlement date isXX/XX/XX05 which is after note dateXX/XX/XX05."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "The property is located in CA state, the following required state disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Privacy Notice
10. Notice of Right to Copy of Appraisal
11. Application for Credit-Married Persons
12. Fair Debt Collection Notice
13. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75029826	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$790.79	8XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.761%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$335,316.09	$130,616.09	5.750%	xx	XX/XX/XX18	Financial Hardship	xx. There is an active mortgage prior to the subject Mortgage in the favor of xx. There is junior judgment against the borrower xx. The xx combined 1st installment taxes have been paid on XX/XX/xx18 in the amount of xx. The 2nd installment combined taxes of xx are due for the amount of xx which was due onXX/XX/XX19. No, any prior year delinquent taxes have been found.	As per the payment history as of XX/XX/XX18, the borrower is currently delinquent from 2 months and next due date is 1XXX/XX18. The last payment was received onXX/XX/XX19 for the amount of xx with an interest rate of 4.875%. The new UPB is reflected in the amount of xx. However, the borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:As per the servicing comment as of datedXX/XX/XX19, the loan is active in the collection and next due date is 1XXX/XX18. The last payment was received onXX/XX/XX19 for the amount of xx with an interest rate of 4.875%. The new UPB is reflected in the amount of xx. However, the borrower has been making payments as per the modification agreement which was made on xx. As per the modified terms, the interest bearing amount is xx and deferred amount is xx. However, the new principal balance is xx. The borrower has promised to pay in 4 steps. The borrower has pay for the first step in the amount of xx with an interest rate of 2.00% beginning on xx. The maturity date is 1XXX/XX49. The reason for default is unable to be determined. The foreclosure activity has not been found. The borrower did not file bankruptcy. As per the latest BPO report dated 1XXX/XX18, the subject property is owner occupied with average condition. No damage and repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified once since origination. The borrower has been making payment as per the modification agreement which was made on xx. As per the modified terms, the interest bearing amount is xx and deferred amount is xx. However, the new principal balance is xx. The borrower has promised to pay in 4 steps. The borrower has pay for the first step in the amount of xx with an interest rate of 2.00% beginning on 1XXX/XX09 till 1XXX/XX14. The maturity date is 1XXX/XX49.	Loan Program Info Disclosure
HUD-1 Closing Statement
Origination Appraisal
Affiliated Business Disclosure
Final Truth in Lending Discl.
Credit Application
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Notice of Servicing Transfer	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per Note the borrower first name is xx However, tape reflects xx Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Collections, 60-119 Days   Variance:    Variance %:    Comment: The current legal status is collection.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per Mod the loan amortization type is Step. However, tape reflects Fixed.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212341234123   Tape Value: 234123412342   Variance:    Variance %:    Comment: As per Payment History, the String is 244123412342. However, tape reflects 122344444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 321432143212   Tape Value: 243214341432   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444443221. However, tape reflects 243214341432.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Not Applicable   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The final application is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Purchase   Tape Value: Refinance   Variance:    Variance %:    Comment: As per HUD the purpose of transaction is Purchase. However, tape reflects Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application Loan Value: Purchase Tape Value: Refinance Variance: Variance %: Comment: As per Application the purpose per Application is Purchase. However, tape reflects Refinance. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with itemization and estimated HUD-1 are missing from the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at second lien position. As per the updated title report datedXX/XX/XX19, there is an active senior mortgage in the favor of xx."
* Title Review shows major title concern (Lvl 3)     "As per the updated title report datedXX/XX/XX19, there is an active senior mortgage against the subject property in the favor of xx.
Final HUD-1 is missing from the loan file. No release or satisfaction document was found in the loan document stating the prior mortgages has been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgage. It shows a clear title. Possible title claim can be filed."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL  is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NY state. The following state disclosures is missing from the loan file.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure
NY Hazard Insurance  Disclosure
Tax Escrow Account Designation
Mortgage Bankers and Exempt Organizations Preapplication
Part 80 Disclosure
Alternative Mortgage Transaction Disclosures
Co-Signer Notice Requirements
Default Warning Notice
Smoke Alarm Affidavit
New York Real Property Escrow Account Disclosure
Subprime Home Loan Counseling Disclosure
Subprime Home Loan Tax and Insurance Payment Disclosure
Subprime Home Loan Disclosure
Commitment Disclosure
Lock-in Disclosure
Expiration of Lock-in or Commitment Period"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined from the available loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."			Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84088798	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$3,010.00	$6,020.00	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.961%	First	Final policy	Not Applicable	xx	XX/XX/XX16	$547,430.94	$163,431.04	5.625%	xx	XX/XX/XX16	Financial Hardship	xx
Active judgments and liens -
1) One Water sewer lien has been found pending against subject property in the amount of xx and which is in the favor of xx.
2) Municipal lien has been found pending against borrower xx.
County taxes of 2018-19 have been paid in the amount of xx. No delinquent taxes have been found for the prior years.
As per the review of payment history as of datedXX/XX/XX19 the borrower is delinquent for 1 month. The next due date is 1XXX/XX18. The last payment was received onXX/XX/XX19 in the amount of xx (PITI). The monthly P&I is in the amount of xxwith an interest rate of 4.375%.The UPB reflected in payment history is in the amount of xx. The borrower has last payment as per the modification made on xx	Collections Comments:The current status of the loan is in collections. As per the review of payment history as of datedXX/XX/XX19, the borrower is delinquent for 1 month. The next due date is 1XXX/XX18. The last payment was received onXX/XX/XX19 in the amount of xx (PITI). The monthly P&I is in the amount of xxwith an interest rate of 4.375%. The UPB reflected in payment history is in the amount of xx. The borrower has made the last payment as per the modification made on xx.
The subject property is occupied by a tenant and as per the collection comments datedXX/XX/XX19, the borrower stated her reason for default is her tenant is not paying the repairs eviction cost due to loss of income. According to collection comment dated XX/XX/XX18, the current servicer sends the modification to the borrower but she doesn’t want to go with the MOD. Latest comment dated XX/XX/XX18 reveals the borrower wants to reinstate her account and now she required correct amount from the servicer to reinstate her account.
The loan has been modified since the origination, the loan Modification agreement was made between the borrower xx. The new modified rate is 4.375 % and borrower promises to pay P&I in the amount of xx it begins from xx. The new principal balance is xx. The maturity date is XX/XX/XX53.
Modification agreement showed UPB in the amount of xx in which xx of the new principal balance shall be deferred (the “Deferred Principal Balance”) and borrower will not pay interest and not make monthly payments in this month. The new principal balance less than the deferred principal balance shall be referred to as the “Interest Bearing Principal Balance” and this amount is xx
xx
According to collection comment dated XX/XX/XX18, the borrower reveals her reason for default as her tenant is not paying the repairs eviction cost. However, it is unable to determine the amount and type of repairs occurred on the property according to the latest 24 months of collection comments. Also, there are no comments reflecting the property damage.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan Modification agreement was made between the xx. The new modified rate is 4.375 % and borrower promises to pay P&I in the amount of xx it begins from XX/XX/XX13. The new principal balance is xx. The maturity date is XX/XX/XX53.
Modification agreement shown UPB in the amount of xx in which xx of the new principal balance shall be deferred (the “Deferred Principal Balance”) and borrower will not pay interest or not make monthly payments on this month. The new principal balance less the deferred principal balance shall be referred to as the “Interest Bearing Principal Balance” and this amount is xx
Loan Program Info Disclosure Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per tape data Bankruptcy (Post loan origination) is No and as per review it is yes. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections, < 60 Days   Tape Value: Collections, 60-119 Days   Variance:    Variance %:    Comment: As per tape data Current legal status is Collection. 60-119 Days and as per review it is Collection less than 60days.   Tape Source: Initial   Tape Type:
Field: Current Occupancy   Loan Value: Tenant   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment: As per tape data Current occupancy is Owner and as per review it is Tenant.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 1830 (Days)   Variance %:    Comment: As per tape data Doc date of last mod is xx and as per review it is xx   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 1704 (Days)   Variance %:    Comment: As per tape data MOD 1st payment date is xx and as review it is xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 424   Variance: 56   Variance %: 0.13%   Comment: As per tape data Modification stated term is 424 and as per review it is 480.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.17%   Comment: As per tape data Appraised value is xx and as per review it is xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -11.36%   Comment: xx.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.86%   Comment: As per tape data original stated P&I is xx and as review it is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122224444444   Tape Value: 444444444442   Variance:    Variance %:    Comment: As per tape data payment history string is 444444444442 and as per review it is 122224444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444422221   Tape Value: 244444444444   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 244444444444 and as per review it is 444444422221.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Commentxx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Purchase   Variance:    Variance %:    Comment: As per tape data Purpose of transaction per HUD-1 is Purchase and as per review it is Refinance.   Tape Source: Initial   Tape Type:
Field: Purpose Per Application   Loan Value: Refinance   Tape Value: Purchase   Variance:    Variance %:    Comment: As per tape data Purpose per application is Prchase and as per review it is Refinance. &#xxD;   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: As per tape data Sales price of HUD is xx and as review it is Not applicable. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the updated tittle report dated XX/XX/XX19 there are 2 water/sewer liens open on the subject property mentioned below:
1) One Water sewer lien has been found pending against subject property in the amount of xx
2) Municipal lien has been found pending against xx.
The subject property is located in the state of CA. There is a risk of the property may get foreclosed due to above unpaid liens.
This can be cured by payoff for above unpaid liens with penalties."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "The subject mortgage is at lower lien position as there are 2 water/sewer liens open on the subject property mentioned below:
1) One Water sewer lien has been found pending against the subject property in the amount xx
2) Municipal lien has been found pending against xx.
The subject property is located in the state of CA. There is a risk of the property may get foreclosed due to above unpaid liens.
This can be cured by payoff for above unpaid liens with penalties."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Property Damage (Lvl 2)     "According to the collection comment dated XX/XX/XX18 borrower reveals her reason for default as her tenant is not paying the repairs eviction cost. However, it is unable to determine the amount and type of repairs occurred on the property according to the latest 24 months of collection comments. Also, there are no comments reflecting the property damage."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D in voluntary petition shows amount of claim without deducting value of collateral is xx and unsecured portion amount of xx.Did not show comments reflecting cram down."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to determine from the available loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated business disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of CA .The following state disclosures are missing from the loan file.
1. Impound Account Disclosure
2.signer Notice
3.rivate Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer Recommendation Disclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
																																																																																								9.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11228136	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,383.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$251,860.76	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	xx. There is junior mortgage against the subject property originated on xx. No foreclosure activity was found for junior mortgage. First and second installments of xx city taxes have been paid in the total amount of xx on xx respectively. No prior year delinquent taxes have been found.	According to review of the payment history as of XX/XX/XX19, the borrower is currently delinquent for 2 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per modification agreement dated xx with the interest rate of 4.500 % and P&I of xx.	Collections Comments:According to review of the collection comment, the loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per modification agreement dated XX/XX/XX16 with the interest rate of 4.500 % and P&I of xx. The loan was previously modified on xx. Through this modification, the lender has forgiven the principal balance in the amount of xx out of unpaid principal balance of xx. xx. According to BPO report dated XX/XX/XX18 located at “xx”, the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx. No comment pertaining damage or repair to the subject property has been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This modification agreement was made between the borrower, "xx. The new modified principal balance is in the amount of xx. Borrower promises to pay P&I of xx with the interest rate of 4.5% beginning from XX/XX/XX16 till the maturity date of XX/XX/XX54. The loan was previously modified on xx.	Loan Program Info Disclosure Missing Required State Disclosures Origination Appraisal Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: xx Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 39 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.46%   Comment: Value are updated from available document.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: -20.00%   Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.95%   Comment: As per payment history p&I is xx; however tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213444444444   Tape Value: 444444444433   Variance:    Variance %:    Comment: As per payment history string is 444444444312; however tape reflects 3344444444444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed Loan Value: 444444444312 Tape Value: 334444444444 Variance: Variance %: Comment: As per payment history reversed string is 444444444312; however tape reflects 3344444444444444444444. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "The deed vesting title into the borrower’s name was not recorded until xx days after the subject mortgage recording."	* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Michigan State. The following state disclosures are missing in the loan files.
MI Borrower's Bill of Rights
MI xx Notice
Choice of Insurance Agent
List of service providers"
* Missing Appraisal (Lvl 2)     "First page of the appraisal report is missing from the loan file. However, values are updated from the document (second page of the appraisal report) available at xx."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to calculate as supportive document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6694645	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,601.42	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.023%	First	Final policy	Not Applicable	xx	XX/XX/XX17	$332,338.07	$8,633.71	3.625%	xx	XX/XX/XX17	Financial Hardship	xx.
No active judgments or liens have been found against the borrower/the subject property.
First and second installments of xx combined taxes have been paid in the total amount of xx on 0xx respectively. Third and fourth installments of xx taxes are due in the total amount of xx on xx respectively.
According to the latest payment history as of XX/XX/XX19, the borrower is currently delinquent for 10 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.625 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 5.625 % and P&I of xx. According to comment dated XX/XX/XX18, the borrower wants to do loan modification. Borrower stated that he was out of work for a year due to accident. The same comment states that borrower was divorced and was awarded the property.

According to review of the collection comment, foreclosure was initiated and was referred to an attorney on xx.
According to BPO report dated XX/XX/XX18 located at “xx”, the subject property is owner occupied and is average condition. As-Is price is listed as xx. No comment pertaining damage or repair to the subject property has been observed.

Foreclosure Comments:According to review of the collection comment, foreclosure was initiated and was referred to an attorney on xx.
Bankruptcy Comments:xx	This modification agreement was made between the ender, xx. As per the modified term, the new principal balance xx out of which lender has deferred the principal balance ofxx. Hence, the modified interest-bearing amount is xx. Borrower promises to pay xx monthly with modified interest rate of 5.6250% beginning from XX/XX/XX17 with a maturity date of XX/XX/XX57.
Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: xx. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Foreclosure   Variance:    Variance %:    Comment: According to the servicing comment the current legal status of the loan is in bankruptcy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: zz   Tape Value: zz   Variance: 21 (Days)   Variance %:    Comment: Axx.   Tape Source: Initial   Tape Type:
Field: Foreclosure Delay/Obstruction Start Date   Loan Value: xx   Tape Value: xx   Variance: 236 (Days)   Variance %:    Comment: According to Collection Comments, the Foreclosure Delay/Obstruction Start Date is xx Comments also state the reason for the delay was due to the Borrower(s) filed Bankruptcy under xx with case#xx.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.07%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444432144   Tape Value: 444445555555   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441234444444   Tape Value: 555555544444   Variance:    Variance %:    Comment: The Payment History String reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No Discrepancy.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: The Application reflects the Purpose of Refinance as Cash out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is Cash-out. Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Massachusetts state. The below disclosures are missing from the loan file:
1] Carbon Monoxide Alarms.
																																																																																								2] MA Smoke Detector Certificate."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	9305314	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$828.62	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	xx	XX/XX/XX18	$209,039.65	$30,789.67	5.750%	xx	XX/XX/XX18	Financial Hardship	xx
No active judgments or liens have been found.
The annual county taxes of xx have been paid in the amount of xx. The annual city taxes of 2018 have been paid in the amount of xx. No prior year’s delinquent taxes have been found.

The review of the payment history as of XXX/XX19 shows that the loan is current as the next payment is due for XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for 0XXX/XX19. The UPB  is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 3.250 % and P&I of xx

Collections Comments:The borrower is current with the mortgage payments and is next due for XX/XX/XX19. The last payment was received on XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
As per the servicing comment datedXX/XX/XX16, the borrower had legally changed his name from  “xx ”.
The reason for default was due to curtailment of income and the intention of the borrower is to retain the property.
xx
As per the prior servicing comments, the foreclosure was commenced on this loan.  As per comment dated XX/XX/XX18, the foreclosure was put on hold due to loss mitigation. No recent sale date scheduled for this loan has been found.

As per the BPO Report dated XX/XX/XX18, the subject property is manufactured home and is in average condition. No repairs were noted at the time of inspection.

Foreclosure Comments:As per the prior servicing comments, the foreclosure was commenced on this loan.  As per comment dated XX/XX/XX18, the foreclosure was put on hold due to loss mitigation. No recent sale date scheduled for this loan has been found.
Bankruptcy Comments:As per the review of PACER report, the borrower had filed bankruptcy under Chapter xx.	This modification agreement was made between Servicer, xx. As per modified terms, the unpaid principal balance is xx of which lender has deferred the amount xx which is also eligible for forgiveness.
 The borrower had promised to pay the interest-bearing principal balance in the amount of xx with a modified fixed interest rate of 3.255% beginning from XX/XX/XX16. The new maturity date will be 9XX/XX56.
Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the borrowers had filed the bankruptcy under xx which has been discharged. Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the Borrower Middle Name as xx   Tape Source: Initial   Tape Type:
Field: Borrower First Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: According to note, the borrower name is Tim; however, the tape reflects as xx As per the servicing comment datedXX/XX/XX16, the borrower had legally changed his name from “xx ”. &#xxD;   Tape Source: Initial   Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per the servicing comment datedXX/XX/XX16, the borrower had legally changed his name from “xx ”. &#xxD;   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Prior servicing comments hows FC activity on the loan.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: According to the Modification the Deferred Balance Amount is xx.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.31%   Comment: The Note reflects the Original Stated P&I as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000022222   Tape Value: 332110000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000002222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222220000000   Tape Value: 000000021233   Variance:    Variance %:    Comment: The Payment History String reversed is 22222000000.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Manufactured Housing Tape Value: Single Family Variance: Variance %: Comment: According to the appraisal report subject property as Manufactured Housing. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification has a provision for the deferred principal reduction in the amount of xx.
As per the loan modification agreement dated xx. the new principal balance is xx. Out of the new principal balance, the servicer has deferred the balance in the amount of xx. This deferred balance is eligible for forgiveness only if the borrower does not default on the new payments on each of the first, second and third anniversaries of XX/XX/XX16. The deferred amount would be forgiven in installments equal to one-third of the deferred principal reduction amount.  This forgiven amount exceeds 2.00% of the modified amount."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX06 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* Issue with the legal description or recorded instrument (Lvl 3) "According to prior servicing comment (xx, there is an issue with legal between Vesting deed, deed of trust and prior deeds. The comment states that in Vesting deed and Deed of trust, the civil district is stated as xx but in prior deeds, it is xx and the same comment states that after confirming with xx County Tax assessor’s office that the correct civil district is xx. This can be cured by adding an addendum to the vesting deed and subject deed of trust with correct district number."	* Property is Manufactured Housing (Lvl 2) "Home is fixed to the land
According to the appraisal report dated XX/XX/XX06, the subject property type is Manufactured Home. The legal description attached with the recorded mortgage reflects Serial #xx of the mobile home which is permanently affixed to the land and the Alta 7 endorsement was incorporated with short form title policy at origination. As per the Manufactured home rider attached to the subject deed of trust,  this mobile home is an improvement to the land and an immovable fixture considered as real estate."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71261767	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,599.74	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$417,781.03	$84,281.03	3.125%	xx	XX/XX/XX12	Financial Hardship	xx
There are 2 credit card judgments against the borrower as follow.
First was recorded on XX/XX/xx09 in the amount of xx in favor of xx.
Second was recorded onXX/XX/xx18 in the amount of xx in favor of xx.
First installments for county taxes have been paid total in the amount of xx for the year of 2018.
Second installments for county taxes are due onXX/XX/XX19 total in the amount of xx for the year of xx
Review of updated payment history shows that the loan is performing and the borrower is making his monthly payments. The last payment was received on XX/XX/XX18 total in the amount of xx with interest rate of 3.831% and P&I xx for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the mod dated xx but the modification agreement is missing from the loan file.

Collections Comments:According to the servicing comments the loan is performing. The borrower is making his monthly payments. The last payment was received on XX/XX/XX18 total in the amount of xx with interest rate of 3.831% and P&I xx for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the mod dated 9XX/XX16 but the modification agreement is missing from the loan file.

This is conventional fixed rate mortgage with P&I of xx, interest rate of 12.857% and the maturity date is 8XX/XX27. However, the latest payment history reflects the P&I in the amount of xx and interest rate of 3.831%. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. Also the tape data shows that loan was modified on an effective date of xx. The modification agreement is not available in the loan file.

According to the available documents the foreclosure was initiated in the loan and the file was referred to attorney on xx. The complaint was filed on xx. The collection comment dated XX/XX/XX18 state that the reinstatement has been initiated and the account is not in foreclosure. Now the loan is performing and next due date for regular payment is XXX/XX19.

The appraisal report at origination is missing from the loan file.  The disclosure statement located at “xx” shows the property type is mobile home. xx endorsement is not available with the final policy and the legal of mortgage does not reflect the VIN number. The Affixation affidavit is available with the updated title report which is located at “xx” and it was recorded on xx. It states that the mobile home has been previously assessed or taxed in Arizona as personal property. The affidavit shows the VIN#xx. The latest tax report shows the property type as affixed mobile home.

According to the servicing comments the reason for default is reduction in income of borrower.
The latest BPO report dated 1XXX/XX18 shows that the property is owner occupied and no visible damages were reflected. the property is in average condition.
Foreclosure Comments:According to the available documents the foreclosure was initiated in the loan and the file was referred to attorney on xx. The complaint was filed on xx. The collection comment dated XX/XX/XX18 state that the reinstatement has been initiated and the account is not in foreclosure. Now the loan is performing and next due date for regular payment is XXX/XX19.

Bankruptcy Comments:Not Applicable	This is conventional fixed rate mortgage with P&I of xx, interest rate of 12.857% and the maturity date is 8XX/XX27. However, the latest payment history reflects the P&I in the amount of xx and interest rate of 3.831%. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. Also the tape data shows that loan was modified on an effective date of 9XX/XX16. The modification agreement is not available in the loan file.	Credit Application Notice of Servicing Transfer Affiliated Business Disclosure Right of Rescission HUD-1 Closing Statement Modification Origination Appraisal	Field: Currently in Foreclosure? Loan Value: Yes Tape Value: No |---| |----| Comment: As per servicing comments there are details about Foreclosure. However, tape reflects it as No. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The Final Mod is missing from the loan file so it is unavailable.However, tape reflects xx   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The Final Mod is missing from the loan file so it is unavailable. However, tape reflects the P&I as xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.10%   Comment: As per Note the P&I is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 12.86%   Tape Value: 12.85700%   Variance:    Variance %: 12.73%   Comment: as per note the interest rate is 12.856%; however tape data shows 12.857%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001222222211   Tape Value: 121122222220   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000.However, tape reflects 12112222222220.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112222222100   Tape Value: 022222211121   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects 02222222211121.   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: Mobile Home Tape Value: Single Family Variance: Variance %: Comment: As per Note the property type is Mobile Home. However, tape reflects Single Family. Tape Source: Initial Tape Type:	D	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is conventional fixed rate mortgage with P&I of xx, interest rate of 12.857% and the maturity date is 8XX/XX27. However, the latest payment history reflects the P&I in the amount of xx and interest rate of 3.831%. There is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. Also the tape data shows that loan was modified on an effective date of 9XX/XX16. The modification agreement is not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also the itemization or estimated HUD-1 are not available in the loan file."	* Application Missing (Lvl 2) "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Property is Mobile Home (Lvl 2)     "Home is Affixed. The appraisal report at origination is missing from the loan file. The disclosure statement located at “xx” shows the property type is mobile home. ALTA 7 endorsement is not available with the final policy and the legal of mortgage does not reflect the VIN number. However, the Affixation affidavit is available with the updated title report which is located at “xx” and it was recorded on xx. It states that the mobile home has been previously assessed or taxed in xx as personal property. The affidavit shows the xx. The latest tax report also shows the property type as affixed mobile home."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at origination is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers Disclosures is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51393576	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$6,296.10	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	35.668%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$477,034.62	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xx. The chain of assignment has been completed. Subject Mortgage is on first lien position. As there is one junior mortgage on the subject property in the amount of xx in favor of xx. There is city property tax is due on XX/XX/xx18. No prior year delinquent tax have been found pending.	Provided payment history as ofXX/XX/XX19, reveals that the loan is performing. The next due date for the payment is XXX/XX19. The borrower is making regular payments as per loan modification. The last payment of XXX/XX19 was received on XXX/XX19 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:According to loan file, the payment history dated XXX/XX19 shows that the borrower is not delinquent and next payment due date is XXX/XX19. The last payment was received on XXX/XX18 in the amount of xx which was applied for the due date on XXX/XX19.The current UPB is in the amount of xx. Borrower had filed bankruptcy under chapter-xx. The loan modification agreement was made on xx with a new principal balance of xx with fixed interest rate of 5.125%. The borrower promised to pay monthly P&I payment in the amount of xx beginning on xx. Now borrower is making payment according to modification.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower had filed bankruptcy under chapter-xx.	Loan Modification agreement was made between borrowers xx.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 5.125% with P&I of xx with fixed amortized type and it was beginning from first payment date on 9XX/XX18 and ends with the maturity date of 8XX/XX58.
Credit Application
Title Evidence
HUD-1 Closing Statement
Final Truth in Lending Discl.
Right of Rescission
Notice of Servicing Transfer
Missing Required State Disclosures
Affiliated Business Disclosure
Initial Escrow Acct Disclosure
Good Faith Estimate
Origination Appraisal
Mortgage Insurance	Field: Original Stated P&I Loan Value: xx Tape Value: xx |---| xxxx |----| 0.04% Comment: Tape Source: Initial Tape Type:
Field: Payment History String   Loan Value: 000004444444   Tape Value: 444444440000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444400000   Tape Value: 000044444444   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Not Applicable Tape Value: xx Variance: Variance %: Comment: Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final title policy is missing from the loan file along with title commitment and preliminary title report."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on 8XX/XX11 as an FHA loan with case # xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Servicing comments are available fromXX/XX/XX18 toXX/XX/XX19. We require latest 24 months servicing comments. However, servicing comments are missing from XXX/XX17 toXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final Hud-1 is missing from the loan file along with estimated Hud-1 and itemization."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Virginia. The following state disclosures are missing from the loan file.
Choice of Settlement Agent Disclosure
Copy of Appraisal or Statement of Appraised Value"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."			Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45747329	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$2,712.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	6.000%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$666,360.09	$196,695.64	4.875%	xx	XX/XX/XX09	Financial Hardship	xx No active judgments or liens have been found. Combined annual taxes of 2018 have been paid off in the amount of xx on XX/XX/xx18. No prior year’s delinquent taxes have been found pending.	Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.125% for the due date of XX/XX/XX19. The next due date is XXX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making payments as per the modification agreement made on xx	Collections Comments:According to latest BPO inspection report dated XX/XX/XX18, the subject property is occupied by owner and property type is single family residence. No damages/repairs have been found. Reason for default is illness of borrower’s family member. Borrower wants to keep property and retain the loan. Modification was offered to the borrower in xx. Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.

Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.125% for the due date of XX/XX/XX19. The next due date is XXX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx. The borrower is making payments as per the modification agreement made on xx.

“Review of collection comment stated that the foreclosure was initiated in xx. The document (xx) reflects that foreclosure file was referred to attorney on xx.
The comment dated XX/XX/XX18 shows that the sale was scheduled on xx. The comment dated XX/XX/XX18 shows that the foreclosure file was put on hold for loss mitigation. The borrower had approved for new loan modification. The comment dated XX/XX/XX18 shows that foreclosure hold was removed from loss mitigation and also borrower is now current and due for XX/XX/XX19. The comment dated XX/XX/XX18 shows that the FC file has been closed on xx. However, no de-acceleration letter has been found in entire loan file.”

Borrower “xx” filed Bankruptcy under the chapter xx.
No further information is available about the bankruptcy.

Foreclosure Comments:“Review of collection comment stated that the foreclosure was initiated in xx. The document (xx) reflects that foreclosure file was referred to attorney on xx.
The comment dated XX/XX/XX18 shows that the sale was scheduled on xx. The comment dated XX/XX/XX18 shows that the foreclosure file was put on hold for loss mitigation. The borrower had approved for new loan modification. The comment dated XX/XX/XX18 shows that foreclosure hold was removed from loss mitigation and also borrower is now current and due for XX/XX/XX19. The comment dated XX/XX/XX18 shows that the FC file has been closed on xx. However, no de-acceleration letter has been found in entire loan file.”

Bankruptcy Comments:Borrower “xx” filed Bankruptcy under the chapter xx. No further information is available about the bankruptcy.

The loan modification agreement was made between “xx. The first modified payment is still due for the date of XX/XX/XX18 and the new maturity date will be XX/XX/XX58. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms would be 5.125% and modified P&I xx.
De-Acceleration Letter Affiliated Business Disclosure Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy (Post-Loan Origination)? is yes,However tape data shows it is no. Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx   Tape Source: Initial   Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Currently in foreclosure is yes, However tape data shows it is no.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 2 (Days)   Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.31%   Comment: Original stated P&I is 636.07 ,However it is 836.64.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 9.499%   Tape Value: 9.50000%   Variance:    Variance %: 9.40%   Comment: Original stated Rate is 9.49920%, However it is 9.50000%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0001mmmmmmmm   Tape Value: 444444455100   Variance:    Variance %:    Comment: Payment history string is 0001mmmmmmmm , However tape data shows it is 444444455100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmmm1000   Tape Value: 001554444444   Variance:    Variance %:    Comment: Payment history string reversed is mmmmmmmm1000, However tape data shows it is 001554444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: 3xx   Tape Value: xx   Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transaction per HUD-1 cash out. Tape Source: Initial Tape Type:	B	* Missing De-Acceleration Letter (Lvl 3) "“Review of collection comment stated that the foreclosure was initiated in 2018. The document (xx) reflects that foreclosure file was referred to attorney on xx
The comment dated XX/XX/XX18 shows that the sale was scheduled on xx The comment dated XX/XX/XX18 shows that the foreclosure file was put on hold for loss mitigation. The borrower had approved for new loan modification. The comment dated XX/XX/XX18 shows that foreclosure hold was removed from loss mitigation and also borrower is now current and due for XX/XX/XX19. The comment dated XX/XX/XX18 shows that the FC file has been closed on xx. However, no de-acceleration letter has been found in entire loan file.”"
* Foreclosure case has been dismissed (Lvl 3)     "“Review of collection comment stated that the foreclosure was initiated in 2018. The document xx) reflects that foreclosure file was referred to attorney on xx
The comment dated XX/XX/XX18 shows that the sale was scheduled on xx The comment dated XX/XX/XX18 shows that the foreclosure file was put on hold for loss mitigation. The borrower had approved for new loan modification. The comment dated XX/XX/XX18 shows that foreclosure hold was removed from loss mitigation and also borrower is now current and due for XX/XX/XX19. The comment dated XX/XX/XX18 shows that the FC file has been closed on xx.
* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX18 to XX/XX/XX19. However, we required complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is not completed as the subject mortgage is with ‘xx’. Assignment should be with ‘xx.
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of voluntary petition dated xx shows that the amount of secured claim without deducting the value of collateral xx and the value of collateral that supports this claim is xx therefore; the unsecured portion is xx. BK case was discharged on xx.	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29473963	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$7,097.90	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	xx	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	ARM	60	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.417%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$668,771.12	$190,670.89	4.375%	xx	XX/XX/XX13	Financial Hardship	xx
There is credit card judgment against the borrower xx.
The county, utilities, and other taxes for the year 2018 have been paid in the total amount of xx.
No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is making the regular payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected is in the amount of xx and the tape data is deferred balance is xx. The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on xx	Collections Comments:According to the servicing comments, the loan is in active collections. According to the payment history as ofXX/XX/XX19, the borrower is making the regular payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected is in the amount of xx and the tape data shows deferred balance in the amount of xx. The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on xx. As per the modified terms, the new principal balance is xx. The deferred balance is xx. The servicer agrees to forgive the amount of xx. The modification was further amortized into 2 steps. Currently, the borrower is making the payments with the amount of xx and the rate of interest 3.592% beginning from 1XXX/XX16 for 60 months. The second step starts with the rate of interest 4.5% with the amount of xx beginning from 1XXX/XX21 for 420 months. The maturity date is 9XX/XX56. xx. No foreclosure activity has been found. As per the collection comment datedXX/XX/XX18, there was a leakage in the roof of the subject property. The amount and nature of the damage are not available. No comments indicating the insurance claim has been filed by the borrower. The BPO report dated 1XXX/XX18 doesn’t reflect damages or repairs to the property. The subject property is in average condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on xx. As per the modified terms, the new principal balance is xx. The deferred balance is xx. The servicer agrees to forgive the amount of xx. The modification was further amortized into 2 steps. Currently, the borrower is making the payments with the amount of xx and the rate of interest 3.592% beginning from 1XXX/XX16 for 60 months. The second step starts with the rate of interest 4.5% with the amount of xx beginning from 1XXX/XX21 for 420 months. The maturity date is 9XX/XX56.	Notice of Servicing Transfer
Good Faith Estimate
Affiliated Business Disclosure
HUD-1 Closing Statement
Missing Required State Disclosures
Origination Appraisal
Credit Application
Right of Rescission
Final Truth in Lending Discl.
Mortgage Insurance	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy was filed after loan origination. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 4.43%   Comment: As per the modification the deferred amount is xx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -68 (Days)   Variance %:    Comment: The laon has been modified on xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan is step modified.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.18%   Comment: appraisal report is missing in the loan files, hence considered the loan amount as appraised value.   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 18.19%   Comment: The LTV is xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.36%   Comment: The origination P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 444400000000   Variance:    Variance %:    Comment: The payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000044444   Variance:    Variance %:    Comment: The payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application Loan Value: Debt consolidation Tape Value: Cash Out - Other Variance: Variance %: Comment: HUD, application and transmittal documents are missing in the loan files. Tape Source: Initial Tape Type:	D	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX11 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."
* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4)     "The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on 1XXX/XX16. As per the modified terms, the new principal balance is xx. The deferred balance is xx.  The servicer agrees to forgive the amount of xx.
According to the payment history as ofXX/XX/XX19, the deferred balance in the amount of xx."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."	* Property Damage (Lvl 2) "As per the collection comment datedXX/XX/XX18, there was a leakage in the roof of the subject property. The amount and nature of damage is not available. No comments indicating the insurance claim has been filed by the borrower. The BPO report dated 1XXX/XX18 doesn’t reflect damages or repairs to the property. The subject property is in average condition."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicing transfer document is missing from the loan file."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The amount of collateral for this claim is xx. Did not see comments indicating a cram down. The case was discharged on xx and terminated on xx.
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing in the loan files."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of Virginia. The following required State Disclosures are missing from the loan file.
1. VA Application Disclosure
2. Choice of Settlement Agent Disclosure
3. Disclosure of Charges For Appraisal or Valuation
4. Copy of Appraisal or Statement of Appraised Value"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "This is an FHA loan. LTV at the origination was 100%. The tape data does not reflects MI required. MI certificate is missing from the loan file."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20689480	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,546.08	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.050%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	37.737%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$189,337.71	Not Applicable	4.500%	xx	XX/XX/XX16	Financial Hardship	xx
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1. There is active civil judgment lien on the subject property in the amount of xx.
2. There is state tax lien in the amount of xx.
3. There is junior mortgage in the amount of xx
Annual county taxes have been paid in the amount of xx.
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XX/XX/XX15 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of 9XX/XX18. The next due date is 1XXX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.125%.
Collections Comments:As per the foreclosure document present in the loan file locator (xx"), foreclosure process was initiated in the loan.
It was referred to the attorney on xx.
Complaint was filed on same day.
Currently foreclosure process was put on hold due to bankruptcy efforts.
No further information is available to understand the current status of foreclosure process.
xx
Latest status of FC was on hold due to active bankruptcy.
Latest BPO report dated on XX/XX/XX18 locator ("xx") shows that the subject property is non-owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:As per the foreclosure document present in the loan file locator ("xx"), foreclosure was initiated in the loan.
It was referred to the attorney on xx.
Complaint was filed on same day.
Currently foreclosure process was put on hold due to bankruptcy efforts.
No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:xx

Latest status of FC was on hold due to active bankruptcy.
The modification agreement dated XX/XX/XX15 between xx.
The new modified balance amount is xx with payment starting from 4XX/XX15 till maturity date of XX/XX/XX44 at the rate of interest of 4.125% and P&I of xx.
Final Truth in Lending Discl.
Origination Appraisal
Mortgage Insurance
Notice of Servicing Transfer
Missing Required State Disclosures
Title Evidence
HUD-1 Closing Statement
Affiliated Business Disclosure
Credit Application	Field: Current Occupancy Loan Value: Occupied by Unknown Party Tape Value: Owner (or Former): Primary Home |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Fc was filed referred after origination.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -168 (Days)   Variance %:    Comment: As per the document the date is xx   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.09%   Comment: The origination stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321444444444   Tape Value: 444444444444   Variance:    Variance %:    Comment: The payment history string is 344444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444123   Tape Value: 444444444444   Variance:    Variance %:    Comment: The payment history string is 344444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: xx.   Tape Source: Initial   Tape Type:
Field: Total Balance of Junior Lien(s) Loan Value: Unavailable Tape Value: xx Variance: Variance %: Comment: Final title policy missing in the loan files. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final title policy at the time of origination and Title Commitment/Preliminary are also not available in the file."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX09 as an FHA loan with Case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Comment History is available fromXX/XX/XX18 tillXX/XX/XX19. However, we require latest 24 months comments history. Comments are missing from XXX/XX17 tillXX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3)     "Updated title report datedXX/XX/XX19 shows that the legal description is inconsistent from vesting deed to Mortgage.
Mortgage legal description which was recorded on 7XX/XX09 under xx shows that first line as " xx" and on the third line as xx"
Deed legal description which was recorded on 7XX/XX09 under xx shows that first line as " A parcel of land" and on the third line as "xx". it can be cured by providing the correct legal."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemization available in the loan file."
* The tape and file indicate the loan was modified - missing Mod (Lvl 3) "The loan was originated onXX/XX/XX09 with the interest rate of xx% and P&I of xx with the maturity dated 7XX/XX39. As per loan adjustment agreement locator (xx), the interest rate is xx% and the P&I xx. The interest rate and P&I have been changed due to loan adjustment agreement. However, loan adjustment agreement was not signed by the borrower."	* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx and value of collateral is xx; however unsecured portion remained as xx. Collection comments does not show any cram down."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing in the loan files."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing in the loan files."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "Loan is FHA and LTV is greater than xx hence MI is required which was missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Choice of insurance disclosure."
* Active State Tax Lien Judgement. (Lvl 2)     "As per the updated title report datedXX/XX/XX19, there is state tax lien in the amount of xx which was recorded on xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."			Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65002436	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,888.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.251%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$280,723.00	$32,654.98	5.625%	xx	XX/XX/XX17	Financial Hardship	xx No active judgments or liens have been found. 2018 combined annual taxes have been in the total amount of xx.	The Payment History dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent fromXX/XX/XX18 to till date. The delinquency has been done for 4 months. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due dateXX/XX/XX18. The current P&I is xx and rate of interest is 10.05%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan adjustment of terms agreement which was made on xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The Payment History dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent fromXX/XX/XX18 to till date. The delinquency has been done for 4 months. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due dateXX/XX/XX18. The current P&I is xx and rate of interest is 10.05%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan adjustment of terms agreement which was made on xx.
According to the PACER, the xx.
There is foreclosure details have been found in the recent 24 months.
According to collection comment, no damages or repairs have been found.
According latest exterior inspection report dated 1XXX/XX18, the subject property was occupancy unknown and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the xx.	The adjustment of terms agreement was made onXX/XX/XX11 between the borrower xx. The borrower promises to make a monthly payment of xx with the rate of interest 10.050% beginning fromXX/XX/XX11 till maturity dateXX/XX/XX28. The New Principal Balance stated in the modification is xx.	Missing Required State Disclosures Missing Dicsloures Initial Escrow Acct Disclosure Credit Application	Field: Current Bankruptcy Case Number Loan Value:xx Tape Value: xx |---| |----| Comment: Current bankruptcy case number is xx. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Bankruptcy-Current   Variance:    Variance %:    Comment: Current legal status is Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -365 (Days)   Variance %:    Comment: Doc date of last modification is xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx7   Variance %: 0.07%   Comment: Original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: 444444444444   Variance:    Variance %:    Comment: payment history string is 432144444444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 444444444444   Variance:    Variance %:    Comment: payment history string reversed is 444444441234   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: Purpose of refinance per application is cash out-other.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: Purpose of transaction per HUD-1 is cash out. Tape Source: Initial Tape Type:	B	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CompianceEase Risk Indicator is Moderate due to
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the brokerage/finder fee test."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from the loan file.
Placement of Insurance Disclosure,
Availability of Title Insurance,
TN Consent to Disclosure of Insurance Information,
Choice of Agent/insurer,
Insurance Solicitation/Post Commitment."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx, comparison data is xx and variance is -xx* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to updated title report datedXX/XX/XX19, xx."
																																																																																								* XXX State Regulations Test Failed (Lvl 2) "This loan failed the brokerage/finder fee test. Loan data is xx, comparison data is xx and variance is +xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43301977	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,100.00	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Manufactured Housing	xx	xx	Primary	Yes	Yes	No	37.488%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$112,954.31	$33,484.55	3.255%	xx	XX/XX/XX16	Financial Hardship	xx. There is a Hospital lien against the borrower, xx. xx combined annual taxes have been paid in the total amount of xx on xx. No prior year’s delinquent taxes have been found.	According to the latest payment history as of XX/XX/XX19, the borrower is currently delinquent for 9 months and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 2.000 % and P&I of xx.	Collections Comments:According to review of the collection comment and the loan file, the loan is in the bankruptcy and the next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX18. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated XX/XX/XX15 with the interest rate of 2.000 % and P&I of xx. According to comment dated XX/XX/XX18, the reason for default is medical issue. The borrower xx. According to comment dated XX/XX/XX18 located at "xx", the subject property is owner occupied and is in average condition. As-Is list price is quoted as xx. No comment pertaining damage to the subject property has been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This modification agreement was made between the lender "xx. As per the modified term, the new principal balance is xx. The Borrower promises to pay xx monthly with the initial interest rate of 2.00% beginning from XX/XX/XX16. The maturity date is XX/XX/XX56. This modification includes three steps for modification of the interest rate. This loan was previously modified on xx which was located in the loan file at xx".	Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Case Number Loan Value: xx Tape Value: xx |---| |----| Comment: xx
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 123 (Days)   Variance %:    Comment: The loan has been modified on xx   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Date   Loan Value: xx   Tape Value: xx   Variance: 1096 (Days)   Variance %:    Comment: Updated as per modification.   Tape Source: Initial   Tape Type:
Field: Mod Step 1 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.15%   Comment: Updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 1 Rate   Loan Value: 2.0%   Tape Value: 3.000%   Variance:    Variance %: 1.97%   Comment: Updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Date   Loan Value: XXX/XX19   Tape Value: XXX/XX20   Variance: 365 (Days)   Variance %:    Comment: Updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.13%   Comment: Updated as per modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Rate   Loan Value: 3.0%   Tape Value: 4.000%   Variance:    Variance %: 2.96%   Comment: According the modification Mod Step 2 rate as 3.950%   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: 90 (Days)   Variance %:    Comment: The Modification reflects the Modification first payment date as xx   Tape Source: Initial   Tape Type:
Field: Modification Stated Term   Loan Value: 480   Tape Value: 477   Variance: 3   Variance %: 0.01%   Comment: According to the modification agreement stated term as 480.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.91%   Comment: The Note reflects the original P&I as xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444321   Tape Value: 444444444444   Variance:    Variance %:    Comment: The payment history string is 444444444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 123444444444   Tape Value: 444444444444   Variance:    Variance %:    Comment: The payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: According to the legal description, county is xx   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1 Loan Value: Cash Out Tape Value: Refinance Variance: Variance %: Comment: The Purpose of Transaction according to the HUD is Cash Out. Tape Source: Initial Tape Type:	B	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Georgia (GA) state. The below Required State disclosure is missing from the loan file:
Disclosure of Additional Fees."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	95336342	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$641.82	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.856%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Mobile Home	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Not Applicable	Unavailable	Unavailable	Unavailable	XX/XX/XX16	Unavailable	xx No active judgments or liens have been found. The combined annual taxes for the year xx have been paid in the amount of xx. No prior years of delinquent taxes have been found.	The review of payment history as of XX/XX/XX19, states that the borrower is currently delinquent for 10 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification Agreement. However, the modification agreement is missing from the loan file.	Collections Comments:The loan is currently in bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification Agreement. However, the modification agreement is missing from the loan file. The loan has been modified, this is a conventional fixed rate mortgage with P&I of xx with the rate of interest 9.8240% and a maturity date of XX/XX/XX35. The P&I as per payment history is in the amount of xx and rate of interest is 4.375%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx. The first payment was due on xx. The maturity dated XX/XX/XX48. The borrower is making payment as per modified terms. However, the modification agreement is missing from the loan file. The foreclosure was initiated and referred to an attorney on xx. According to the document located at (xx) the sale has been scheduled for xx However, the borrower xx. According to the BPO report dated XX/XX/XX18, the subject property is owner-occupied and average in condition.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney on xx and the foreclosure was put on hold.
Bankruptcy Comments:The borrower xx	This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 9.8240% and a maturity date of XX/XX/XX35. The P&I as per payment history is the xx and rate of interest is 4.375%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification.
As per tape data, the loan has been modified on xx The first payment was due on xx The maturity dated XX/XX/XX48. The borrower is making payment as per modified terms.
However, the modification agreement is missing from the loan file.
Notice of Servicing Transfer
Modification
HUD-1 Closing Statement
Credit Application
Origination Appraisal
Affiliated Business Disclosure
Right of Rescission
Missing Required State Disclosures
Final Truth in Lending Discl.
Title Evidence	Field: Current Bankruptcy Case Number Loan Value: xx:
Field: Currently in Foreclosure?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is an evidence of foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The modification agreement is missing from the loan file. Therefore, unable to determine last modification date.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.91% Comment: The original stated P&I is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	D	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 9.8240% and a maturity date of XX/XX/XX35. The P&I as per payment history is in the amount of xx and the rate of interest is 4.375%; however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx The first payment was due on xx The maturity dated XX/XX/XX48. The borrower is making payment as per modified terms. However, the modification agreement is missing from the loan file."
* Missing Title evidence (Lvl 4) "The Final title policy along with Commitment or Preliminary report is missing from the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated HUD-1 and Itemization are missing from the loan file."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Alabama State. The Choice of Insurer disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	98593721	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$927.82	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX18	$202,234.07	Not Applicable	5.125%	xx	XX/XX/XX18	Change of Terms	xx
No single assignment of mortgage is available in the updated title report.
No active judgments/liens are available in the updated title report against the borrower/subject property.
Annual combined taxes of xx are in the cumulative amount of xx.
No prior year delinquent taxes have been found in the updated title report.
Review of the updated payment history as of XXX/XX19 shows that the loan is in delinquency for +30 days and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of 1XXX/XX18. The UPB mentioned in the updated payment history is in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.	Collections Comments:The loan is in delinquency for +30 days and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of 1XXX/XX18. The UPB mentioned in the updated payment history is in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
The comment datedXX/XX/XX19 states that the subject property is currently occupied by owner.
No evidences are available in the latest 24 months servicing comments regarding the foreclosure proceedings and Bankruptcy filings.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance	Field: Original Standard LTV (OLTV) Loan Value: xx Tape Value: xx |---| |----| 1.69% Comment: Original standard LTV of the loan is xx but tape shows xx Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX18 as an FHA loan with case # of xx. No indication of any changes in loan type has been found in the loan file."	* Title issue (Lvl 3) "The "Successors and/or Assignee" clause is missing in the short form title policy."	* XXX Risk Indicator is "Moderate" (Lvl 2) "1. CE risk indicator is "Moderate" as this loan failed the higher-priced mortgage loan test using the greater of the disclosed APR and the calculated APR. The loan is a higher-priced mortgage loan as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35. Some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met. The loan is escrowed one.

Higher-Priced Mortgage Loan Test: FAIL      Charged: xx%      Allowed: 5.940%     Over by: +xx%

2. This loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule. This loan does not qualify for a safe harbor. The loan has an APR of xx%. The APR threshold to qualify for a safe harbor is 5.940%.

FHA QM Safe Harbor Test: FAIL    Charged: xx%    Allowed: 6.440%    Over by: +xx%"
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR. This loan is a higher-priced mortgage loan as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage, loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35. Some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met. The loan is escrowed one.

Higher-Priced Mortgage Loan Test: FAIL      Charged: xx%      Allowed: 5.940%     Over by: +xx%"
* XXX Exceptions Test Failed (Lvl 2)     "This loan does not qualify for a safe harbor level of compliance with the qualified mortgage rules. This loan does not qualify for a safe harbor. The loan has an APR of xx%. The APR threshold to qualify for a safe harbor is xx%.

																																																																																								FHA QM Safe Harbor Test: FAIL Charged: xx% Allowed: 6.440% Over by: +xx%"	* MI, FHA or MIC missing and required (Lvl 1) "There is no MI Cert for this loan because this is an uninsurable FHA loan."	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99575338	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$912.56	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.499%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$130,287.54	Not Applicable	5.125%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment is completed.
No active judgments/liens are available in the updated title report against the borrower/subject property.

xx annual County taxes of xx were paid in full on XX/XX/xx18.
No prior year delinquent taxes found in the updated title report.
Review of the updated payment history as of XXX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings and Bankruptcy filings.
The comment dated XX/XX/XX18 states that the loan was disputed and received a notification via xx.  Any MI payments will need to be reversed and reapplied to the borrower's account as a principal reduction. Updated pop up on account to say "Received notification that loan is uninsurable with FHA." Updated Loan type to C - Conventional Loan. Created ticket #xx to Escrow to perform their review. Will send borrower uninsurable letter once escrow analysis is performed. Received ticket #xxto reverse and reapply funds. Reversed xx from ESC to apply as PRI. Now, the dispute matter has been closed.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance Affiliated Business Disclosure	Field: Borrower #1 Middle Name Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: No borrower1's middle name mentioned in the Note but tape shows xx Tape Source: Initial Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 1.63%   Comment: Original CLTV of the loan is xx but tape shows xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 1.63%   Comment: Original LTV of the loan is xx but tape shows xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date Loan Value: 9XX/XX48 Tape Value: XXX/XX19 Variance: -10834 (Days) Variance %: Comment: The maturity date is stated in Note as 9XX/XX18 but tape shows XXX/XX19. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX18 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 3) "Affiliated Business Disclosure is missing from the loan file.."	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is "Moderate" as this loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR (6.802%) is exceeded APOR (6.130%) by 0.672%. The APR threshold is 6.130% and the subject loan is escrowed one.

Qualified Mortgage Safe Harbor Threshold: FAIL       Charged: 6.802%        Allowed: 6.130%     Over by: +0.672%"
* XXX Exceptions Test Failed (Lvl 2)     "Compliance fails for TRID Disclosure Dates and Personal Delivery Validation Test."
* Written or verbal dispute (Lvl 2)     "The comment dated XX/XX/XX18 states that the loan was disputed and received a notification via xxx1 that  the account is uninsurable with FHA and needs to be canceled the FHA Case# and obtain the UFMIP.  Any MI payments will need to be reversed and reapplied to the borrower's account as a principal reduction. Updated pop up on account to say "Received notification that loan is uninsurable with FHA." Updated Loan type to C - Conventional Loan. Created ticket #SERV-80804 to investor accounting to sell loan into control 703 and ticket #SERV-80808 to Escrow to perform their review. Will send borrower uninsurable letter once escrow analysis is performed. Received ticket #SERV-82656 to reverse and reapply funds. Reversed xx from ESC to apply as PRI. Now, the dispute matter has been closed."
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z and the subject loan is escrowed one.

While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met.

																																																																																								Higher-Priced Mortgage Loan Test: FAIL Charged: 6.802% Allowed: 6.130% Over by: +0.672%"	* MI, FHA or MIC missing and required (Lvl 1) "There is no MI Cert for this loan because this is an uninsurable FHA loan."	Elevated								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56140850	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,417.40	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Cash Out	xx	xx	Streamline Refinance	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$158,852.33	$2,268.27	3.592%	xx	XX/XX/XX16	Financial Hardship	xx

No single assignment of mortgage is available in the updated title report.

No active judgments/liens have been found in the updated title report against the borrower/subject property.

The annual County taxes of 2018 have been paid in full in the amount of xx  on XX/XX/xx18.
No prior year delinquent taxes are found in the updated title report.

Review of the updated payment history as ofXX/XX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings and Bankruptcy filings.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance	Field: Is REO Active? Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Late Charge Code   Loan Value: % of P&I   Tape Value: % of Delinquent Amount   Variance:    Variance %:    Comment: Late charge code is % of P&I tape shows % of delinquent amt   Tape Source: Initial   Tape Type:
Field: Lender Name   Loan Value: xx   Tape Value:xx   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: MI And Funding Fee Total Amount   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: MI and funding fee total amount is xxx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent Loan Value: -1 Tape Value: 0 Variance: -1 Variance %: Comment: Most current delinquent is -1, tape shows 0 Tape Source: Initial Tape Type:	D	* MI, FHA or MIC missing and required (Lvl 3) "The loan is PMI. MI Certificate is missing from the loan file as the loan is conventional and LTV of the loan is exceeded xx.
* XXX TRID Tolerance Test Failed (Lvl 3)     "Missing valid COC for a fee increase on final CD datedXX/XX/XX18. This loan failed the charges that cannot increase test. TRID Violation due to a fee on Final CD datedXX/XX/XX18 which shows a Points - Loan Discount Fee of xx while LE datedXX/XX/XX18 has a Points - Loan Discount Fee of xx.  This is a fee increase of xx for a Non-Shoppable Fee which exceeds the 0% tolerance for Non-Shoppable Fees.

Charges That Cannot Increase Test: FAIL Charged: xx Allowed: xx Over By: +xx"	* XXX Exceptions Test Failed (Lvl 2) "This loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR (6.369%) is exceeded APOR (6.080%) by 0.289%. The APR threshold is 6.080% and the subject loan is escrowed one.

Qualified Mortgage Safe Harbor Threshold: FAIL     Charged: 6.369%        Allowed: 6.080%     Over by: +0.289%"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The loan failed the qualified mortgage DTI threshold test as this loan has a qualified mortgage DTI of 44.920% as the Borrower's income was xx and total expenses are in the amount of xx per UW Transmittal (Locator#Stanley Initial Upload Page#5) and it states that the loan was underwritten by AUS & it's recommendation is "Approve/Eligible." That means this loan is eligible for delivery to Fannie Mae and qualifies as Safe Harbor.

Qualified Mortgage DTI Threshold Finding: YES    Charged: 44.920%    Allowed: 43.000%    Over By: +1.920%"
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met.

																																																																																								Higher-Priced Mortgage Loan Test: FAIL Charged: 6.369% Allowed: 6.080% Over by: +0.289%"		Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	45179061	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arkansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$279.51	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX15	$82,905.84	Not Applicable	4.125%	xx	XX/XX/XX15	Financial Hardship	xx

No active judgments/liens have been found in the updated title report against the borrower/subject property.

The annual County taxes of xx have been paid in full in the amount of xx onXX/XX/xx19.

No prior year delinquent taxes have been found in the updated title report.
Review of the updated payment history as ofXX/XX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on 9XX/XX17.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings and Bankruptcy filings.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified on 9XX/XX17 with new principal balance of xx. The borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 4.125% beginning from 1XXX/XX17 to the new maturity date of 9XX/XX57.	Affiliated Business Disclosure	Field: Amortized Remaining Term Loan Value: 321 Tape Value: 464 |---| -143 |----| -0.31% Comment: Amortized remaining term is 321, tape shows 464 Tape Source: Initial Tape Type:
Field: Borrower DTI Ratio Percent   Loan Value: 43%   Tape Value: 47%   Variance:    Variance %: -4.14%   Comment: Borrower DTI ratio is 42.79% tape shows 46.93%   Tape Source: Initial   Tape Type:
Field: Housing Ratio per U/W (Initial Rate)   Loan Value: 23%   Tape Value: 21%   Variance:    Variance %: 1.94%   Comment: Housing ratio per U/W is 22.54% tape shows 20.60%   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 360   Tape Value: 480   Variance: -120   Variance %: -0.25%   Comment: Loan original maturity term is 360, tape shows 480   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.12%   Comment: Original appraisal value is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Original CLTV Ratio Percent   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 9.80%   Comment: Original CLTV ratio is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Original Standard LTV (OLTV)   Loan Value: xx   Tape Value: xx   Variance:    Variance %: 9.80%   Comment: Original LTV ratio is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.22%   Comment: Original stated P&I is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 5.000%   Tape Value: 4.125%   Variance:    Variance %: 0.88%   Comment: Original stated rate is 4.0% tape shows 4.125%   Tape Source: Initial   Tape Type:
Field: Property Address Street Loan Value: xx Tape Value: xx Variance: Variance %: Comment: N/A Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available in the loan file fromXX/XX/XX18 toXX/XX/XX19. We require latest 24 months servicing comments but servicing comments are missing from XXX/XX17 TOXX/XX/XX18."	* XXX Risk Indicator is "Elevated" (Lvl 2) "CE risk indicator is "Elevated as this loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR (xx%) is exceeded APOR (5.490%) by xx%. The APR threshold is xx% and the subject loan is escrowed one.

Qualified Mortgage Safe Harbor Threshold: FAIL    Charged: xx%        Allowed: 5.490%     Over by: +xx%"
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met.

Higher-Priced Mortgage Loan Test: FAIL     Charged: xx%        Allowed: 5.490%     Over by: +xx%"
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject property is currently vested xx and xx per vesting deed which was recorded on XX/XX/XX15 but both subject mortgage and original Note show the principal borrowers name xx and xx respectively. No name affidavit is available in the loan file that confirms the xx and xx are the same."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83581671	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$577.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.050%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$105,317.68	$880.25	10.050%	xx	XX/XX/XX11	Financial Hardship	xx
There is a civil judgment in the favor of xx
Annual county jurisdiction tax of the year xx
Annual school jurisdiction tax of the year xx
Annual utility jurisdiction tax of the year 2018 has been paid in the amount of xx on XX/XX/xx18.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received on XXX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx.
Collections Comments:As per the review of the servicing comments, the loan is in the bankruptcy and the borrower is current with the loan. The last payment was received on XXX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payments as per the modification. This loan modification agreement was made between (borrower) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.375% and new P&I is in the amount of xx beginning from 6XX/XX12. The maturity date 5XX/XX42. There is no provision for the balloon payment.
As per the document located xx the foreclosure was initiated and the file was referred to an attorney on xx.
xx
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:As per the document located xx  the foreclosure was initiated and the file was referred to an attorney on xx.
Bankruptcy Comments:xx	This loan modification agreement was made between (borrower) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.375% and new P&I is in the amount of xx beginning from 6XX/XX12. The maturity date 5XX/XX42. There is no provision for the balloon payment.	Missing Required State Disclosures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 1.08% Comment: Current bankruptcy arrearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: 1242331_Invoice_Default - Servicing-Foreclosure_03-18-2016_67631612   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure hold due to bankruptcy filed by debtor.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011111111   Tape Value: 111111111100   Variance:    Variance %:    Comment: Payment history string is 000011111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111110000   Tape Value: 001111111111   Variance:    Variance %:    Comment: Payment history string reversed is 111111110000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX42   Tape Value: 6XX/XX37   Variance: -1795 (Days)   Variance %:    Comment: Stated maturity date is 5XX/XX42.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.08%   Comment: total debt / legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history, UPB is xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX07 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. However, we require the latest 24 months of comment history. The comment history is missing from 6XX/XX17 toXX/XX/XX17, 8XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, XXX/XX18 toXX/XX/XX18, and from XXX/XX19 toXX/XX/XX19."	* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx
This loan failed the TILA finance charge test.The finance charge is xx,xx. The disclosed finance charge of xx is not considered accurate because it is
understated by more than xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. TX Loan Agreement Notice.
2. Commitment Requirement/Anti-Tying.
3. TILA Disclosures in Spanish.
4. Choice of Insurance Notice.
5. Collateral Protection Insurance Disclosure.
6. Non-Deposit Investment Product Disclosure Are there any promotional materials?.
7. Insurance Solicitation/Post Commitment Requirement.
																																																																																								8. Construction Loan Disclosure."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15055617	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$938.27	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.975%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.791%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$98,995.81	Not Applicable	2.000%	xx	XX/XX/XX16	Financial Hardship	xx

Active junior or senior judgments/liens/mortgages:

1. There are active junior State Tax Liens available in the updated title report against xx

2. There is an active junior xx

The annual combined taxes of 2018 have been paid in full in the amount of xx on XX/XX/xx18.

No prior year delinquent taxes have been found in the updated title report.
Review of the updated payment history as ofXX/XX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made onXX/XX/XX15.
xx
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan was modified onXX/XX/XX15 with the 4 step amortization with the new principal balance of xx. The borrower promises to pay the initial step P&I of xx with the new initial step interest rate of 2.000% beginning from XXX/XX15 and the new maturity date of XXX/XX55.	Mortgage Insurance	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: There is no Bankruptcy. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no foreclosure.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Loan amortization type is Step. However, tape data shows Fixed.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000123444444   Tape Value: 222345444400   Variance:    Variance %:    Comment: Payment History String is 000123444444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444321000   Tape Value: 004444523222   Variance:    Variance %:    Comment: Payment History String Reversal is 44444432100.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX55   Tape Value: XXX/XX40   Variance: -5479 (Days)   Variance %:    Comment: Stated Maturity Date is XXX/XX55. However, tape data shows XXX/XX40.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Total Debt/ Legal Balance per Payment history is xx. However, tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance per payment history is xx. However, tape data shows xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX09 as an FHA loan with Case#xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available in the loan file from XX/XX/XX16 to XX/XX/XX18. We require latest 24 months servicing comments but servicing comments are missing from 1XXX/XX18 toXX/XX/XX19."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers disclosure is missing from the loan file."
																																																																																								* Active State Tax Lien Judgement. (Lvl 2) "There are active junior State Tax Liens available in the updated title report againstxx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88852788	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Alabama	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$377.98	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.824%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Unavailable	Unavailable	Unavailable	Unavailable	4.375%	xx	XX/XX/XX10	Financial Hardship	xx
There is a credit card judgment against the borrower xx
The annual county taxes of 2018 have been paid in the amount of xx
The annual city taxes of 2018 have been paid in the amount of xx.
No delinquent taxes have been found for the prior year.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx for the due date of XX/XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.The borrower has been making the payments as per the modification agreement.

Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19. According to the PACER, the borrower had filed the bankruptcy under chapter-xx. This loan has been modified once since origination. No damage and repairs have been found. No information pertaining to foreclosure has been found. The reason for default has not been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under chapter-xx	According to the modification, the loan was modified onXX/XX/XX10 between the borrower xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from XX/XX/XX10. The maturity date as per modification is XX/XX/XX50. This loan has been modified once since origination.
There are 4 steps of modification. Borrower promises to pay and the 1st step in the amount of xx monthly with a modified interest rate 2.0000% beginning from XX/XX/XX10, 2nd step in the amount of xx monthly with a modified interest rate of 3.0000% beginning from XX/XX/XX15, 3rd step in the amount of xx monthly with a modified interest rate of 4.0000% beginning from XX/XX/XX16, 4th step in the amount of xx monthly with a modified interest rate of 5.00% beginning from XX/XX/XX17, with a maturity date of XXX/XX50. The interest-bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount	Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No information pertaining to foreclosure has been found. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The loan amortization type is step.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note is not a Neg Arm.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000101221211   Tape Value: 111221212201   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0001012212111.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112122101000   Tape Value: 102212112111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 1112122101000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: As per modification the principal balance is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX50   Tape Value: 1XXX/XX34   Variance: -5510 (Days)   Variance %:    Comment: As per modification the stated maturity date is XX/XX/XX50.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: The total debt/legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 to XX/XX/XX19. However, we require the latest 24 months of servicing comment. The servicing comments are missing from XX/XX/XX18 to XX/XX/XX18 and from XX/XX/XX18 to XX/XX/XX18."
* Title issue (Lvl 3) "The subject property was purchased by xx through the warranty deed recorded on xx. Also, the subject mortgage was signed by xx which was recorded on xx. However, the final title policy dated 1XXX/XX04 shows property vested in the name of xx. It seems the policy insured only xx. Need an addendum to final title policy."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Tennessee state. The following state disclosures are missing from the loan file:
1.Placement of Insurance Disclosure.
2.Availability of Title Insurance.
3.TN Consent to Disclosure of Insurance Information.
4.Choice of Agent/insurer.
5.Insurance Solicitation/Post Commitment."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of Service Providers Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	38224600	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,160.15	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.875%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	31.730%	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a junior mortgage in the favor of xx
There is a civil judgment in the favor of xx
Annual installment of combined jurisdiction of 2018 has been paid in the amount of xx onXX/XX/XX18.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of 4XX/XX19 and the next due date for payment is 5XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.

Collections Comments:As per the review of the servicing comments, the loan is in the bankruptcy and the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of 4XX/XX19 and the next due date for payment is 5XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payment as per the modification. This Step modification agreement was signed between the borrower xx
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly  P&I of xx beginning from 4XX/XX10. The maturity is XXX/XX47.
The borrower xx
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx	This Step modification agreement was signed between the borrower xx.
The Unpaid principal Balance is xx with interest rate 2.00% which steps up in 4 steps ending at 5.00%. The borrower promises to pay the monthly P&I of xx beginning from 4XX/XX10. The maturity is XXX/XX47.	Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 1.56% Comment: Per Pacer, arrearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -38 (Days)   Variance %:    Comment: Per Modification, doc date of last modification is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Per Mod, amortization type is step.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.12%   Comment: Per note, original stated P&I is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX47   Tape Value: XXX/XX36   Variance: -4077 (Days)   Variance %:    Comment: Per MOd, stated maturity date is XXX/XX47.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: Per Payment history, total debt is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: Per payment history, UPB is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. However, we require the latest 24 months comment history. The comment history is missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "The payment history is incomplete. However, we require the latest 12 months payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18, 5XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Amortization Schedule Disclosure.
2. Credit Property Insurance Disclosure.
3. Fee Agreement.
4. Priority of Security Instrument Disclosure.
5. Attorney Selection Disclosure."
																																																																																								* TIL not hand dated (Lvl 2) "Final TIL is not hand dated by the borrower."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	Fail	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	279128	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,198.04	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	42.822%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
The updated title shows there is one junior mortgage and one HOA lien against the borrower.
The junior mortgage was originated on xx.
The HOA lien was recorded on xx
Annual taxes of 2018 are paid in the total amount of xx.No prior delinquency has been found.
According to the review of payment history as ofXX/XX/XX19, the borrower is current with the payments. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making the payments as per the modification term made on xx
Collections Comments:According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
According to the review of payment history as ofXX/XX/XX19, the borrower is current with the payments. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx. The borrower has been making the payments as per the modification term made on xx.
The loan has modified since the origination. The loan modification agreement was made between the lender xx. The new modified rate is 7.00% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on XXX/XX19. The new principal balance is xx.The interest bearing amount is xx and the maturity date is 1XXX/XX58. The modification does not contain balloon payment.
No comments have been found regarding the damage or repair.
xx
The occupancy is unable to be determined as per servicing comments. No comments have been found regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan modification agreement was made between xx. The new modified rate is 7.00% and borrower promises to pay P&I in the amount of xx which will be change periodically beginning on XXX/XX19. The new principal balance is xx.The interest bearing amount is xx and the maturity date is 1XXX/XX58. The modification does not contain balloon payment.	Affiliated Business Disclosure Notice of Servicing Transfer	Field: Bankruptcy Filing Date Loan Value: xx Tape Value: xx |---| -31 (Days) |----| Comment: The BK filing date is xx Tape Source: Initial Tape Type:
Field: Current Bankruptcy Arrearage Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.98%   Comment: As per Tape data Current Bankruptcy arrearage amount is xx but audit value is xx .&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Bankruptcy Proof of Claim (POC) Date   Loan Value: xx   Tape Value: xx   Variance: 15 (Days)   Variance %:    Comment: As per Tape data Current Bankruptcy proof of claim data is xx but audit value xx   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: According to the review of payment history and collection , the loan is currently in performing. However tape reflects as bankruptcy.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The modification does not contain deferred balance, however tape reflects as xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The modification does not contain deferred balance, however tape reflects as xx. &#xxD;   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 2   Tape Value: 3   Variance: -1   Variance %: -0.33%   Comment: As per Tape data mos currently Delinquent 3 but audit value 2.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Tape data Neg.amort Potential is no but audit value not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00MMM3333333   Tape Value: 433333333333   Variance:    Variance %:    Comment: As per Tape data payment History string is 433333333333 but audit value 00MMM3333333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 3333333MMM00   Tape Value: 333333333334   Variance:    Variance %:    Comment: As per Tape data payment History string reversed is 333333333334 but audit value 3333333MMM00.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Cash Out - Other   Tape Value: Lower rate or term   Variance:    Variance %:    Comment: As per Tape data Purpose of refinance per application is lower rate or term but audit value cash out -other.&#xxD;   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Cash Out   Tape Value: Refinance   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX58   Tape Value: XX/XX/XX31   Variance: -9837 (Days)   Variance %:    Comment: As per Tape data Stated Maturity date is XX/XX/XX31 but audit value 1XXX/XX58.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: As per Tape data Total debt /legal balance per payment History is xx but audit value xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.05% Comment: As per Tape data Unpaid current principle balance per payment History is xx but audit value xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comments are available from XX/XX/XX17 to XX/XX/XX17 and 1XXX/XX17 to XX/XX/XX190.As we require latest 24 months servicing comments.The comment history is missing from 1XXX/XX17 to XX/XX/XX17 and 0XXX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3)     "The payment history is available from XX/XX/XX18 to XX/XX/XX19 as we require latest 12 months payment history. The payment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Junior lien 2 started foreclosure, needs further investigation (Lvl 3) "The updated title shows there one junior mortgage originated on xx.The foreclosure has been started in xx recorded on xx in the favor of xx ."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by the borrower."
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. Did not see comments indicating a cram down."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Bona Fide Discount Points Test: FAIL
This loan failed the bona fide discount points test."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer document is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the bona fide discount points test.
																																																																																								The loan is a first lien mortgage and has a principal amount that is greater than or equal to xx and charges discount points that are not paid for the purpose of reducing, and do not in fact result in a bona fide reduction of the interest rate.Points are treated as paid for the purpose of reducing, and in fact result in a bona fide reduction of the interest rate, if they are marked as "Bona Fide - State."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85426116	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,654.90	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	35.000%	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	46.974%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is an active junior mortgage has been found in the amount of xx
No active liens and judgment have been found on updated title report.
Annual Combined tax of xx is Delinquent (Balance remaining after payment) which was due on XX/XX/xx17 in the amount of xx and it’s good through date is XX/XX/xx19.
Annual Combined tax of 2017 is Delinquent which was due on XX/XX/xx18 in the amount of xx and it’s good through date is XX/XX/xx19.
Annual Combined tax of 2018 is Delinquent which was due on XX/XX/xx19 in the amount of xx and it’s good through date is XX/XX/xx19.
Review of the payment history provided fromXX/XX/XX15 toXX/XX/XX19 reveals that borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XX/XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.000%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in active bankruptcy. Review of the collection comments states that the borrower has been the delinquent for more than 60 days. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XX/XX/XX18. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.000%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 4.000% and borrower promises to pay P&I in the amount of xx which began on 1XXX/XX16. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 9XX/XX46. Reason for Modification is Financial Hardship.
Review of the collection comments states that the foreclosure was initiated and referred to attorney and complaint was filed. As per comment dated XX/XX/XX17 sale was expected to confirm on xx. But foreclosure file was placed on hold due to borrower has filed bankruptcy under chapter xx.  No further information is available in the collection comments regarding the foreclosure.
Borrower has filed bankruptcy under chapter xx. Currently debtor is in active bankruptcy.
There is no information available in the collection comments regarding current occupancy.
Foreclosure Comments:Review of the collection comments states that the foreclosure was initiated and referred to attorney and complaint was filed. As per comment dated XX/XX/XX17 sale was expected to confirm on xx. But foreclosure file was placed on hold due to borrower has filed bankruptcy under chapter xx.  No further information is available in the collection comments regarding the foreclosure.
Bankruptcy Comments:Borrower has filed bankruptcy under chapter xx. Currently debtor is in active bankruptcy.	Loan modification agreement was made between the borrower and Lender onXX/XX/XX16. The new modified rate is 4.000% and borrower promises to pay P&I in the amount of xx which began on 1XXX/XX16. The new principal balance is xx. The interest bearing amount is xx and the maturity date is 9XX/XX46. Reason for Modification is Financial Hardship.	Credit Application HUD-1 Closing Statement Missing Required State Disclosures Origination Appraisal Final Truth in Lending Discl. Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.29%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111111144   Tape Value: 9F2111111111   Variance:    Variance %:    Comment: verified from tbe payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 441111111111   Tape Value: 1111111212F9   Variance:    Variance %:    Comment: verified from tbe payment history&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX46   Tape Value: 1XXX/XX39   Variance: -2496 (Days)   Variance %:    Comment: verified from the modification   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: verified from tbe payment history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: verified from tbe payment history&#xxD; Tape Source: Initial Tape Type:	D	* Issue with the legal description or recorded instrument (Lvl 3) "There is an mismatch has been found in the legal description between Warranty Deed which was recorded on xx and subject mortgage which was recorded on xx. Warranty Deed shows legal “eight of way” but legal description of subject mortgage shows “xx” (xx)."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 and an estimated HUD-X/Fee itemization are not available in the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "As per updated title report datedXX/XX/XX19, annual Combined tax of 2016 is Delinquent (Balance remaining after payment) which was due on XX/XX/XX17 in the amount of xx and it’s good through date is XX/XX/XX19.
Annual Combined tax of 2017 is Delinquent which was due on XX/XX/XX18 in the amount of xx and it’s good through date is XX/XX/XX19.
Annual Combined tax of 2018 is Delinquent which was due on XX/XX/XX19 in the amount of xx and it’s good through date is XX/XX/XX19."	* Application Missing (Lvl 2) "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file:
1. Amortization Schedule Disclosure
2. Credit Property Insurance Disclosure
3. Fee Agreement
4. Priority of Security Instrument Disclosure
5. Attorney Selection Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination of the loan is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."			Pass	Pass	Pass	Not Covered	Pass	Fail	Fail	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	67525735	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$3,721.86	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.794%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$280,416.85	Not Applicable	4.125%	xx	XX/XX/XX17	Financial Hardship	xx.
There is a civil judgment in the favor of xx
There is a civil judgment in the favor of xx
There is a civil judgment in the favor of xx
Annual installment of county jurisdiction tax of the year xx has been delinquent in the amount of xx which was due on XX/XX/xx18 and they are good throughXX/XX/XX19.
Annual installment of city jurisdiction tax of the year 2018 has been delinquent in the amount of xx which was due on 1XXX/XX18 and they are good through  4XX/XX19.
Annual installment of city jurisdiction tax of the year 2017 has been delinquent in the amount of xx which was due on 1XXX/XX17 and they are good through 4XX/XX19.
Annual installment of city jurisdiction tax of the year 2016 has been delinquent in the amount of xx which was due on 1XXX/XX16 and they are good through 4XX/XX19.	According to the review of payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx.

Collections Comments:As per the review of the servicing comments, the loan is in the collection and the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected in the amount of xx.
The reason for default is unable to be determined from the latest collection comments.
The borrower has been making the payment as per the modification. This loan modification agreement was made between (borrower) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.00% and new P&I is in the amount of xx beginning from XXX/XX16. The maturity date is XXX/XX46. The interest bearing amount is xx and deferred balance is in the amount of xx. The deferred amount will become due and payable as a "Balloon Payment", upon loan maturity. Previously, the loan has been modified onXX/XX/XX06.
xx
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This loan modification agreement was made between (borrower) xx.
The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 6.00% and new P&I is in the amount of xx beginning from XXX/XX16. The maturity date is XXX/XX46. The interest bearing amount is xx and deferred balance is in the amount of xx. For every 12 months of successful timely payments completed by the borrower for the first 2 years, the lender agrees that ½ of the deferred balance may be waived. The deferred amount will become due and payable as a "Balloon Payment", upon loan maturity. Previously, the loan has been modified onXX/XX/XX06.	Initial Escrow Acct Disclosure
Origination Appraisal
Credit Application
Right of Rescission
Affiliated Business Disclosure
Mortgage Insurance
Missing Required State Disclosures
Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed bankruptcy. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The comment shows the loan is in collection.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.03%   Comment: As per tape data the deferred balance amount is xx.However as per review the deferred balance amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 4 (Days)   Variance %:    Comment: As per tape data the Doc date of last modification is xx. However as per review theDoc date of last modification isXX/XX/XX16.   Tape Source: Initial   Tape Type:
Field: Loan Original Maturity Term Months   Loan Value: 353   Tape Value: 360   Variance: -7   Variance %: -0.02%   Comment: As per tape data the loan original maturity terms are 360 months.However as per review the loan original maturity terms are 353 months.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Modification contains provision for balloon payment   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001110000000   Tape Value: 010100101000   Variance:    Variance %:    Comment: As per review of the payment history string is 001110000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000011100   Tape Value: 000101001010   Variance:    Variance %:    Comment: As per review of the payment history string reversed is 000000011100.   Tape Source: Initial   Tape Type:
Field: Purpose of Transaction per HUD-1   Loan Value: Refinance   Tape Value: Cash Out   Variance:    Variance %:    Comment: purpose of transaction per HUD is refinance.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX46   Tape Value: 8XX/XX31   Variance: -5298 (Days)   Variance %:    Comment: As per tape data the stated maturity is 8XX/XX31.However as per review the maturity date is XXX/XX46.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data the total debt is xx.However as per review the total debt is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data the unpaid principal balance is xx.However as per review the unpaid current principal balance is xx Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX01 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Title Review shows outstanding delinquent taxes (Lvl 3) "The review of the updated title report datedXX/XX/XX19, shows that annual installment of county jurisdiction tax of the year 2018 has been delinquent in the amount of xx which was due on XX/XX/XX18 and good through tillXX/XX/XX19.
Annual installment of city jurisdiction tax of the year 2018 has been delinquent in the amount of xx which was due on 1XXX/XX18 and good through till 4XX/XX19.
Annual installment of city jurisdiction tax of the year 2017 has been delinquent in the amount of xx which was due on 1XXX/XX17 and good through till 4XX/XX19.
Annual installment of city jurisdiction tax of the year 2016 has been delinquent in the amount of xx which was due on 1XXX/XX16 and good through till 4XX/XX19."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx, as an unsecured portion out of claim amount xx Did not see comments indicating a cram down."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Initial property appraisal report is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan applicatioXX/XX is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of rescission is missing from the loan file."
* TIL not hand dated (Lvl 2)     "TIL is not hand dated by all borrowers."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "Mortgage insurance certificate is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Fair Housing Notice.
2. Homeownership Protection Center Disclosures.
3. Notice of Free Choice of Agent or Insurer."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	58844499	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,765.56	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	28.874%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$117,420.24	Not Applicable	4.375%	xx	XX/XX/XX12	Financial Hardship	xx
There is an HOA Lien against the subject property held by xx

1. Annual Combined taxes for 2018 are currently delinquent in the amount of xx which were earlier due onXX/XX/xx19 and are good throughXX/XX/xx19.

2. Annual Combined taxes for 2017 are currently delinquent in the amount of xx which were earlier due onXX/XX/xx18 and are good throughXX/XX/xx19.

3. Annual Combined taxes for 2016 are currently delinquent in the amount of xx which were earlier due onXX/XX/xx17 and are good throughXX/XX/xx19.

The cumulative outstanding delinquent taxes on the subject property (xx) for 2016, 2017 and 2018 are exceeded 7% of the loan amount.

According to the payment history, the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment received on XXX/XX19 in the amount of xx on XXX/XX19, which was applied for XXX/XX19. The current UPB reflected in the pay history is in the amount of xx. The borrower has been making the payments according to the modification agreement dated xx	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment received on XXX/XX19 in the amount of xx on XXX/XX19, which was applied for XXX/XX19. The current UPB reflected in the pay history is in the amount of xx. The borrower has been making the payments according to the modification agreement dated 9XX/XX11.
Reason for default is unable to be determined.
The loan was modified on xx. The unpaid principal balance was xx with the interest rate 1.00% which steps up in 3 steps ending at 5.440%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX09. The maturity date is 5XX/XX49.
According to the servicing comment datedXX/XX/XX18, the foreclosure was initiated and the bidding instructions for sale set forxx. The sale was scheduled on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.
According to the PACER, the borrower xx
No evidences have been found regarding the occupancy in the latest 24 months of servicing comments.
No BPO and inspection reports have been provided.

Foreclosure Comments:According to the servicing comment datedXX/XX/XX18, the foreclosure was initiated and the bidding instructions for sale set for xx. The sale was scheduled on xx. However, it was put on hold as the borrower had filed the bankruptcy on xx.
Bankruptcy Comments:According to the PACER, the borrower xx	This step modification agreement was signed between the borrower xx.
The unpaid principal balance was xx with the interest rate 1.00% which steps up in 3 steps ending at 5.440%. The borrower promises to pay the monthly P&I of xx beginning from 6XX/XX09. The maturity date is 5XX/XX49.

Mortgage Insurance Notice of Servicing Transfer Affiliated Business Disclosure Missing Dicsloures	Field: Current Foreclosure Doc Locator Loan Value:xx Tape Value: No |---| |----| Comment: As per tape data current foreclosure doc locator is no, however according to collection comment it is xx.&#xxD; Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The current legal status is Performing.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: In New Modification, there is no deferred balance amount   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per tape data mos currently delinquent is 2, however according to collection comment it is 1.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data neg. amort potential is no, however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 11222mmmmmmm   Tape Value: FF45FFFFFF22   Variance:    Variance %:    Comment: As per tape data payment history string is 11222MMMMMMM.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmm22211   Tape Value: 22FFFFF454FF   Variance:    Variance %:    Comment: As per tape data payment history string reversed is MMMMMMM22211.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX49   Tape Value: 1XXX/XX37   Variance: -4230 (Days)   Variance %:    Comment: As per tape data stated maturity date is 1XXX/XX37, however according to collection comment it is 5XX/XX49.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: The subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.45%   Comment: As per tape data total debt/ legal balance per payment history is xx, however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: As per tape data unpaid current principal balance (UPB) per payment history is xx, however according to collection comment it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows outstanding delinquent taxes (Lvl 4) "1. Annual Combined taxes for 2018 are currently delinquent in the amount of xx which were earlier due onXX/XX/XX19 and are good throughXX/XX/XX19.

2. Annual Combined taxes for 2017 are currently delinquent in the amount of xx which were earlier due onXX/XX/XX18 and are good throughXX/XX/XX19.

3. Annual Combined taxes for 2016 are currently delinquent in the amount of xx which were earlier due onXX/XX/XX17 and are good throughXX/XX/XX19.

The cumulative outstanding delinquent taxes on the subject property (xx) for 2016, 2017 and 2018 are exceeded 7% of the loan amount."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to the Updated title report datedXX/XX/XX19, there is an HOA Lien against the subject property held by xx, in the amount of xx which was recorded on xx.
The subject property has been located in Texas State.
There is possibility of foreclosure by above said lien.
It can be cured by paying off the above said lien with accrued interest and penalty if any."
* Title Review shows major title concern (Lvl 4) "According to the Updated title report datedXX/XX/XX19, the subject mortgage is on second lien position as there is an HOA Lien against the subject property held by xx, in the amount of xx which was recorded on xx."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XXX/XX17 toXX/XX/XX19. However; we required latest 24 months complete collection comments. The collection comments are missing XXX/XX17 toXX/XX/XX17, 1XXX/XX17 toXX/XX/XX18, 4XX/XX18 toXX/XX/XX18, 7XX/XX18 toXX/XX/XX18, 1XXX/XX18 to XX/XX/XX18 and XXX/XX19 toXX/XX/XX19."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to the HUD-1, the settlement date isXX/XX/XX07; however, as per the Note, the origination date wasXX/XX/XX07."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5170859	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,751.72	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$XXXX	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	56.955%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX15	$272,161.49	Not Applicable	2.000%	xx	XX/XX/XX15	Financial Hardship	xx. The chain of assignment has been completed. There is a senior mortgage in the amount of xx. No active judgments or liens have been found. Annual county taxes of xx had been sold or forfeited in the amount of xx which were due on xx and good through till 0XXX/XX19.

Review of payment history shows that the borrower is making payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is active in collections. The borrower is making payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. No evidence of foreclosure and bankruptcy has been found. The borrower wants to retain the subject property. As per comment dated 1XXX/XX18, the loan was modified on 1XXX/XX18 with unpaid principal balance of xx. The new modified P&I is xx. As per collection comment, the subject property has damage which needs to be repair. As per comment dated XX/XX/XX17, an insurance claim check of amount xx was received. As per comment dated XX/XX/XX18, the basement of property was damage and 2 checks of amount xx & xx had received. No exact amount of damage and nature of damage are given in comments. Further details regarding the same are not available in the collection comments. Hence, we are unable to confirm whether the damages are repaired or not. Latest BPO report is not available to confirm whether the damages are repaired. No information is given in comments regarding the occupancy of subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification document is missing from the loan file. This is a fixed rate conventional mortgage with P&I of xx along with interest rate of 9.375% till the maturity date of 05XX/XX47. The current P&I as per the latest payment history as ofXX/XX/XX19 is xx and rate of interest is 6.00%, however, there is a reduction in rate of interest with respect to Note data which seems that there may be a possibility of modification. The tape data indicates the latest modification was made on xx The tape data also shows the first payment date was 1XXX/XX18 with the maturity date of 05XX/XX47. Mod original rate is 6.00% and mod original P&I is xx. As per comment dated 1XXX/XX18, the loan was modified on xx with unpaid principal balance of xx. The new modified P&I is xx.	Modification	Field: Borrower #1 Middle Name Loan Value: E Tape Value: xx |---| |----| Comment: E Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: block jr   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: no foreclosure active   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: mod on file dated xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: mod is missing   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Unavailable   Tape Value: 9XX/XX58   Variance:    Variance %:    Comment: maturity date per last mod on file is 4XX/XX46   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Unavailable   Tape Value: No   Variance:    Variance %:    Comment: mod is missing   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: first pay date for mod on file is xx   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Mod on file P&I: xx   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Unavailable   Tape Value: 6.0%   Variance:    Variance %:    Comment: rate is 5% per last mod on file   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: no neg am potential   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 111223456700   Variance:    Variance %:    Comment: 0-4 ratings scale&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 007654312111   Variance:    Variance %:    Comment: 0-4 ratings scale   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: UPB is mod on file is 227786.57   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: property county is xx   Tape Source: Initial   Tape Type:
Field: Purpose of Refinance Per Application   Loan Value: Debt consolidation   Tape Value: Cash Out - Other   Variance:    Variance %:    Comment: app states cash out/debt consolidation   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 5XX/XX47   Variance:    Variance %:    Comment: oriinationn maturity date: 4XX/XX46   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: total debt is 226978.33   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per pay history: 227563.81 Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "The modification document is missing from the loan file. This is a fixed rate conventional mortgage with P&I of xx along with interest rate of 9.375% till the maturity date of 05XX/XX47. The current P&I as per the latest payment history as ofXX/XX/XX19 is xx and rate of interest is 6.00%, however, there is a reduction in rate of interest with respect to Note data which seems that there may be a possibility of modification. The tape data indicates the latest modification was made on xx The tape data also shows the first payment date was 1XXX/XX18 with the maturity date of 05XX/XX47. Mod original rate is 6.00% and mod original P&I is xx. As per comment dated 1XXX/XX18, the loan was modified on xx with unpaid principal balance of xx. The new modified P&I is xx."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in lower lien position. As per updated title report dated XX/XX/XX19, Annual county taxes of 2017 had been sold or forfeited in the amount of xx which were due on XX/XX/XX18 and good through till 0XXX/XX19."	* Title Review shows major title concern (Lvl 3) "The Subject mortgage was originated on XX/XX/XX07. As per updated title report dated XX/XX/XX19, there is an active Senior Mortgage on the subject property in favor of xx for the amount of xx which was recorded on xx which is before the subject mortgage of XX/XX/XX07. Abstracted search of the updated title report dated XX/XX/XX18 shows; there is no release or satisfaction available for this senior mortgage. The Final Hud-1 shows pay off for xx. Final Title Policy at the origination does not reflect any exception for a senior mortgage. It shows a clear title. Possible title claim can be filed."
* Property Damage (Lvl 3)     "As per collection comment, the subject property has damage which needs to be repair. As per comment dated XX/XX/XX17, an insurance claim check of amount xx was received. As per comment dated XX/XX/XX18, the basement of property was damage and 2 checks of amount xx & xx had received. No exact amount of damage and nature of damage are given in comments. Further details regarding the same are not available in the collection comments. Hence, we are unable to confirm whether the damages are repaired or not. Latest BPO report is not available to confirm whether the damages are repaired."
																																																																																							* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 to 1XXX/XX18 ; however, we require latest 24 months collection comments. Collection comments are missing from 08XX/XX17 to XX/XX/XX17, 0XXX/XX18 to XX/XX/XX18 and 1XXX/XX18 to XX/XX/XX19."		* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79630255	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,603.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.050%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.168%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$155,624.69	$14,824.19	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
There are five code enforcement liens against the subject property found open in the total amount of xx.
According to updated title report, annual county taxes for the year of xx is due on xx in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received on XX/XX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received on XX/XX/XX18 in the amount xx which was applied to 1XXX/XX18. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
Subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on xx between the xx. The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xxwhich was paid on maturity date. Modification original rate is 7.125 % and Monthly P&I is xx. The modification payment start date is 1XXX/XX14 and new maturity date is 8XX/XX34.
Missing Dicsloures Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: As per tape data current foreclosure doc locator is no, however according to collection comment it is not applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 18 (Days)   Variance %:    Comment: As per tape data doc date of last modification is xx however according to collection comment it is XX/XX/XX14.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: Reduced   Variance:    Variance %:    Comment: As per tape data loan documentation type is reduced, however according to collection comment it is full documentation.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data modification contains balloon provision is no, however according to collection comment it is yes.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data neg. amort potential is no, however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101100011200   Tape Value: 200121001111   Variance:    Variance %:    Comment: As per tape data payment history string is 101100011200.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 002110001101   Tape Value: 111100101002   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 002110001101.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX34   Tape Value: 9XX/XX38   Variance: 1492 (Days)   Variance %:    Comment: As per tape data stated maturity date is 9XX/XX38, however according to collection comment it is 8XX/XX34.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data total debt / legal balance per payment history is xx, however according to collection comment it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XXX/XX19, there are five code enforcement liens against the subject property found open in the total amount of xx favor of xxwhich was recorded on xx xx xx xx & xx The subject property is located in FL State, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in lower lien position. According to updated title report dated XXX/XX19, there are five code enforcement liens against the subject property found open in the total amount of xx favor of xxwhich was recorded on xx xx xx xx & xx The subject property is located in FL State, which is a super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cured by paying the lien with late charges and accrued interest. (If any)"	* Title Review shows break in assignment (Lvl 2) "Chain of assignment is incomplete. Currently the assignment is with xx."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan files."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
																																																																																								* Additional Address Noted (Lvl 2) "According to note, subject property address is "xx". However, tax assessor show as "xx". However, the both property is same."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	51974585	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,981.81	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	8.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	60	Purchase	xx	xx	No Verification of Stated Income	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	40.964%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$165,145.61	Not Applicable	2.000%	xx	XX/XX/XX10	Financial Hardship	xx

Active junior or senior judgments/liens/mortgages:

1. There is an active junior/piggy back mortgage available in the updated title report in the amount of xx in favor of xx.

2. There is an active junior civil judgment available in the updated title report against xx.

The annual County taxes of xx have been paid in full in the amount of xx.

No prior year delinquent taxes have been found in the updated title report.
Review of the updated payment history as ofXX/XX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings and Bankruptcy filings.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required Disclosures Affiliated Business Disclosure Origination Appraisal Missing Required State Disclosures Credit Application Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No modification has been done.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no provision for neg amortization in note document.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001101111101   Tape Value: 340111110110   Variance:    Variance %:    Comment: Payment history string as per the payment history is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 101111101100   Tape Value: 011011101043   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 000000000000.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total debt/legal balance as per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	B	* Not all borrowers signed HUD (Lvl 3) "HUD-1 is not signed by all the borrowers."	* Missing Required Disclosures (Lvl 2) "List of Service Providers disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is completed as the subject mortgage is currently assigned to xxbut there is a break in chain of assignment; the assignment of mortgage is required from xx.
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at origination is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test as the finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Finance Charge Test: FAIL    Charged: xx     Allowed: xx     Variance: -xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is "Moderate" since this loan failed the TILA finance charge test as the finance charge is xx. The disclosed finance charge of xx is not considered accurate because it is understated by more than xxTILA Finance Charge Test: FAIL    Charged: xx     Allowed: xx     Variance: -xx
t."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in Nevada state.
The following Disclosure is missing from the loan file:
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date is mentioned in the final HUD-1 asXX/XX/XX12 which is different from the original Note date XX/XX/XX12)."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "The loan is VA but MI certificate is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	52380999	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,847.39	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	40.300%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$173,872.75	Not Applicable	7.000%	xx	XX/XX/XX19	Financial Hardship	xx No active judgment or liens have been found. The annual combined taxes for the year xx have been paid in the amount of xx. No delinquent taxes have been found for the prior year.	The review of payment history shows that the borrower is current with the loan and next due date for the payment is 5XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx for the due date of 4XX/XX19. The UPB is reflected in the amount of xx till the due date of xx The borrower has been making the payments as per the modification agreement.
Collections Comments:According to servicing comments, the loan is in active bankruptcy. The borrower had filed bankruptcy under chapter-xx. There is no comment indicating a cramdown.
Unable to determine the reason for default as per servicing comments. The review of payment history shows that the borrower is current with the loan and next due date for the payment is 5XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx for the due date of 4XX/XX19. The UPB is reflected in the amount of xx till the due date of 4XX/XX19. The borrower has been making the payments as per the modification agreement
The loan modification agreement was made on xx. The borrower promises to make a monthly payment of xx with the interest rate of 5.125% beginning from XXX/XX14 till maturity date of 1XXX/XX53. The deferred principal balance is xx and the interest-bearing amount is xx. The New Principal Balance stated in the modification is xx. The amount of xx of the deferred Principal Balance is eligible for forgiven.
A review of collection comment shows no indication of post-closing foreclosure activity.
The latest property inspection report is not available in the loan file to determine current property condition. No damage and repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter-xx. There is no comment indicating a cramdown.
The loan modification agreement was made on XXX/XX14 between the xx. The borrower promises to make a monthly payment of xx with the interest rate of 5.125% beginning from XXX/XX14 till maturity date of 1XXX/XX53. The deferred principal balance is xx and the interest-bearing amount is xx. The New Principal Balance stated in the modification is xx. The amount of xx of the deferred Principal Balance is eligible for forgiven.	Origination Appraisal Initial Escrow Acct Disclosure Affiliated Business Disclosure Credit Application Missing Required State Disclosures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 3.86% Comment: Bankruptcy arrearage amount as per POC is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure was not initiated.   Tape Source: Initial   Tape Type:
Field: Mortgage Type   Loan Value: Conventional   Tape Value: FHA   Variance:    Variance %:    Comment: Mortgage type is Conventional.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 473 (Days)   Variance %:    Comment: Appraisal is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.12%   Comment: Principal Balance stated in mod is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX53   Tape Value:XX/XX/XX38   Variance: -5671 (Days)   Variance %:    Comment: Maturity date as per the modification agreement is 1XXX/XX53.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: Total debt/legal balance as per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made on xx. The New Principal Balance stated in the modification is xx and there is a Deferred principal balance of xx which is eligible for forgiveness over 3 years.
If the Borrower is not in default on new payments such that monthly payments are due and unpaid on the last day of any month on the first (1st), second (2nd) and third (3rd) anniversaries of October 01, 2013, the Lender shall reduce the Deferred Principal Balance of Note in installments equal to one-third of the Deferred Principal balance.
The lender will forgive the amount of xx on each succeeding year for over 3 years. In the event of a default, the total "Unpaid Amounts" will be due and payable immediately."	* Missing Appraisal (Lvl 2) "Appraisal report is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Application Not Signed by All Borrowers (Lvl 2)     "The final application is missing from the loan file. However, values are considered from the initial application datedXX/XX/XX07."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas state. The following state disclosures are missing from the loan file:
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
																																																																																								Construction Loan Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63569418	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$5,412.31	$0.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$205,614.33	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	xx
There is an HOA/COA lien on the subject property in the amount of xx
There is also a junior mortgage against the subject property in the amount of xx.
1st and 2nd installments county taxes of xx  are due onXX/XX/XX19 and XX/XX/xx19 in the amount of xx and 2,578.60 respectively.
The payment history as of XX/XX/XX19 shows that the borrower is current with the loan and the next due date for the payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for XX/XX/XX19. The current UPB as per pay history is xx. The borrower has been making the payments as per Note terms.	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for XX/XX/XX19. The current UPB as per pay history is xx. The borrower has been making the payments as per Note terms.
Reason for default is unable to be determined.
The loan has not been modified since origination.
No evidences have been found in the latest 24 months of servicing comments regarding the foreclosure.
No evidences have been found in the latest 24 months of servicing comments regarding the bankruptcy.
No evidences have been found in the latest 24 months of servicing comments regarding the Occupancy.
No BPO and inspection reports have been provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Dicsloures Affiliated Business Disclosure Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No foreclosure in the loan. Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 001001001000   Variance:    Variance %:    Comment: Payment string as per pay history is 010000000000 howevertape data shows 000000010000010100&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 000100110100   Variance:    Variance %:    Comment: Payment string as per pay history is 010000000000 howevertape data shows 000000010000010100   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Property type is PUD tape shows single family   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total debt is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per pay history is xx tape shows xx Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This is FHA loan. The loan was originated on XX/XX/XX15 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to the Updated title report dated XXX/XX19, there is an HOA/COA lien on the subject property in the amount of xx which was recorded on xx with xx. The subject property has been located in WA State, which is a super lien state.
There is possibility of foreclosure by senior non-mortgage lien.
It can be cured by paying off the above said lien with accrued interest and late charges if any."
* Title Review shows major title concern (Lvl 3)     "According to the Updated title report dated XXX/XX19, the subject mortgage is on second lien position as there is an HOA/COA lien on the subject property in the amount of xx which was recorded on xx with xx
* MI, FHA or MIC missing and required (Lvl 3) "This is FHA loan originated on XX/XX/XX15. MI Cert is required but missing from the loan file."	* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per final HUD-1, the settlement date is XX/XX/XX15; however, the origination date is XX/XX/XX15."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan has failed the Qualified Mortgage DTI Threshold Test.
Loan Data: 51.469%, Comparison Data: 43.00% and Variance: +8.469%. DU located at "xx" shows recommendation as Approve/Eligible.

This loan failed the tax service fee test.
Loan Data: xxx0, Comparison Data: xxx and Variance: +xxx0

This loan failed the FHA QM safe harbor test.
																																																																																								Loan Data: 5.517.%, Comparison Data: 5.280% and Variance: +0.237%."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	94765288	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$3,562.40	$2,644.11	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.750%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$145,000.00	$11,834.63	6.000%	xx	XX/XX/XX16	Financial Hardship	xx
There is one IRS lien against borrower in the amount of xx which was recorded on xx.
Annual county taxes have been paid in the amount of xx for the year xx
No prior year delinquent taxes have been found.
According to payment history, the borrower is not delinquent. The last payment was received onXX/XX/XX19 for the amount of xx having interest rate of 5.000% which was applied due date on XXX/XX19. The next due date is 4XX/XX19. As per payment history report, the new UPB is xx. Currently borrower was making the payment as per modification agreement (Located- xx).

Collections Comments:xx
No further information has been found. No information has been found related to cram down.
As per the document, foreclosure was initiated in the loan with the case#xx.
Foreclosure procedure was put on hold due to borrower filed bankruptcy on xx.
No further information has been found.
According to payment history, the borrower is not delinquent. The last payment was received onXX/XX/XX19 for the amount of xx having interest rate of 5.000% which was applied due date on XXX/XX19. The next due date is 4XX/XX19.  As per payment history report, the new UPB is xx. Currently borrower was making the payment as per modification agreement (Located-xx).

Foreclosure Comments:As per the document, foreclosure was initiated in the loan with the case#xx
Foreclosure procedure was put on hold due to borrower filed bankruptcy on xx.
No further information has been found.

Bankruptcy Comments:xx.
No further information has been found. No information has been found related to cram down.
According to modification agreement, the loan was modified on XX/XX/XX16 between borrower and lender. The new principal balance is xx and deferred balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 5.000 % beginning from 1XXX/XX16. The maturity date as per modification is 1XXX/XX46.	Notice of Servicing Transfer Mortgage Insurance Credit Application Missing Required State Disclosures HUD-1 Closing Statement Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: No Discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Original Stated Rate   Loan Value: 6.750%   Tape Value: 5.000%   Variance:    Variance %: 1.75%   Comment: The Note reflects the Original Stated Rate as 6.75%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.45%   Comment:    Tape Source: Initial   Tape Type:
Field: Property City   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The Note reflects the property City as xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX46   Tape Value: 7XX/XX38   Variance: -3075 (Days)   Variance %:    Comment: The Note reflects the Original Stated maturity date as 1XXX/XX46.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.42%   Comment: The payment history report shows the Total Debt / Legal Balance per Payment History as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The payment history report shows Unpaid Current Principal Balance (UPB) per Payment History as xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX08 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 toXX/XX/XX17,XX/XX/XX17 toXX/XX/XX17, XX/XX/XX17 to XX/XX/XX17,XX/XX/XX18 toXX/XX/XX18, XXX/XX18 toXX/XX/XX18 and fromXX/XX/XX18 tillXX/XX/XX19. However we require latest 24 months comments. Comments are missing from XXX/XX17 toXX/XX/XX17, 7XX/XX17 toXX/XX/XX17, 9XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18, and from XXX/XX19 tillXX/XX/XX19."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemization available in the loan file."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule D in voluntary petition dated xx shows amount of claim without deducting value of collateral is xx, and value of collateral is xx,; however unsecured portion remained as xx,. Collection comments does not show any cram down."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of servicing transfer disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "Loan is FHA and LTV is greater than xx hence MI is required which was missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Updated title report dated on XXX/XX19 shows that there is IRS lien against borrower in the amount of xx which was recorded on XX/XX/XX13 and filed by xx but the SSN# mentioned on IRS document is not matches with borrower SSN#."
* Missing Required Disclosures (Lvl 2)     "List of service provides is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."			Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28166352	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$9,079.52	$2,641.32	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	58.243%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX09	$121,931.60	Not Applicable	1.000%	xx	XX/XX/XX09	Financial Hardship	xx
There is one HOA/ COA Lien against the subject property found open in the amount of xx.
According to updated title report, annual combined taxes for the year of xx was paid in the amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
Subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:According the servicing comments dated XX/XX/XX17 the foreclosure was initiated and referred to attorney unable to determine date. Foreclosure was hold due the modification. No more information had been found for foreclosure.
Bankruptcy Comments:Not Applicable	This loan modification was done on xx. The amortization type is fixed and new unpaid Principal balance is xx and modification original rate is 5.500 % and Monthly P&I is xx. The modification payment start date is XXX/XX18 and new maturity date is 1XXX/XX57.
..	Missing Dicsloures Loan Program Info Disclosure Credit Application Mortgage Insurance Initial Escrow Acct Disclosure	Field: Borrower First Name Loan Value: xx Tape Value: xx |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: AMIP_PRP RPL3 SVC 030119   Tape Value: No   Variance:    Variance %:    Comment: As per tape data current foreclosure doc locator is no, however according to collection comment it is AMIP_PRP RPL3 SVC 030119.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data deferred balance amount is xx, however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per tape data loan amortization type is ARM, however according to collection comment it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 19%   Tape Value: 2.0%   Variance:    Variance %: 16.90%   Comment: As per tape data max rate at first adjustment is 2.000%, however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 9.3%   Tape Value: 100%   Variance:    Variance %: -90.75%   Comment: As per tape data min rate at first adjustment is 100.000%, however according to collection comment it is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.14%   Comment: As per tape data original appraised value is xx, however according to collection comment it is unavailable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000111222   Tape Value: 112333120000   Variance:    Variance %:    Comment: As per tape data payment history string is 000000111222.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222111000000   Tape Value: 000021323211   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 222111000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX57   Tape Value: 1XXX/XX31   Variance: -9495 (Days)   Variance %:    Comment: As per tape data stated maturity date is 1XXX/XX31, however according to collection comment it is 1XXX/XX57.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data total debt/ legal balance per payment history is xx, however according to collection comment it is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data unpaid current principal balance (UPB) per payment history is xx, however according to collection comment it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6143793	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$6,678.86	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	50.518%	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	Unavailable	xx. There is an active junior civil Judgment against the borrower xx. The combined annual taxes for the year of xx were delinquent in the total amount of xx which was good through till XX/XX/xx19.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan and the next due date is 1XXX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX19. The UPB is reflected in the amount of xx. The loan has not been modified. The borrower has been making the payments as per the original note terms.	Collections Comments:According to the servicing comments, the loan is in active bankruptcy.
According to the payment history as ofXX/XX/XX19, the borrower is current with the loan and the next due date is 1XXX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of 1XXX/XX19. The UPB is reflected in the amount of xx. The loan has not been modified. The borrower has been making the payments as per the original note terms.
The foreclosure was initiated in xx. The file was referred to an attorney on xx
Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available.
Foreclosure Comments:The foreclosure was initiated in xx. The file was referred to an attorney on xx.
Bankruptcy Comments:xx. The further actions are awaited.	Not Applicable	HUD-1 Closing Statement
Mortgage Insurance
Notice of Servicing Transfer
Affiliated Business Disclosure
Good Faith Estimate
Origination Appraisal
Credit Application
Final Truth in Lending Discl.
Missing Required State Disclosures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.18% Comment: Difference between the tape data and audit value in the loan file.&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Difference between the tape data and audit value in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.18%   Comment: Difference between the tape data and audit value in the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Difference between the tape data and audit value in the loan file.&#xxD; Tape Source: Initial Tape Type:	D	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX12 as an FHA loan with case # xx. No indication of any changes in loan type found in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3)     "The collection comments are available from XXX/XX17 toXX/XX/XX17, fromXX/XX/XX17 toXX/XX/XX18, from 4XX/XX18 toXX/XX/XX18 and from 9XX/XX18 to XX/XX/XX18. However, we require a complete 24 months of the collection comments. The collection comments are missing from 5XX/XX17 toXX/XX/XX17, XXX/XX18 toXX/XX/XX18, from 7XX/XX18 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "According to the updated title report dated XX/XX/XX19, the combined annual taxes for the year of 2016-2018 were delinquent in the total amount of xx which was good through till XX/XX/XX19.
This can be cured by paying off the taxes with the penalty."	* MI, FHA or MIC missing and required (Lvl 2) "This is a FHA loan. LTV at the origination was xx The tape data does not reflect MI required. However, MI certificate is missing in the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of servicing transfer is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial GFE is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in OK State. The below required State disclosures missing from the loan file.
1. OK Title protection notice
2. Insurance Disclosure
3. NSF Fee Disclosure
4. Over-the-limit fees
																																																																																								5. Notice of Rights to Obtain a Security Freeze"			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78578861	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Other	$0.00	$2,885.24	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	31.983%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$150,931.16	$57,315.51	7.125%	xx	XX/XX/XX14	Financial Hardship	The review of the payment history shows that the borrower is making payments regularly and the loan is current. The last payment was received on xx in the amount of xx which was applied to xx payment. The next due date is XXX/XX19. The UPB as per payment history is xx. Borrower is making payments as per modification agreement dated 7XX/XX18.
The payment history is available from 6XX/XX16 toXX/XX/xx19. We need latest 12 months history for review. The payment history is missing from XXX/XX18 toXX/XX/XX18.
xx
There are no active liens or judgments found open.
The county taxes for the 1st half of year xx have been paid on XXX/XX19 in the amount of xx. And that of 2nd half are due onXX/XX/XX19 in the amount of xx. There are no prior delinquent taxes found open.	The review of the payment history shows that the borrower is making payments regularly and the loan is current. The last payment was received onXX/XX/XX19 in the amount of xx which was applied to XXX/XX19 payment. The next due date is XXX/XX19. The UPB as per payment history is xx. Borrower is making payments as per modification agreement dated xx	Collections Comments:Currently the loan is performing. The borrower is making payments regularly and the loan is current. The last payment was received onXX/XX/XX19 in the amount of xx which was applied to XXX/XX19 payment. The next due date is XXX/XX19. The UPB as per payment history is xx. Borrower is making payments as per modification agreement dated xx.
No foreclosure and bankruptcy activity found.
There are no damages or repairs are reported in the comments.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx on xx The new principal balance is xx. The new P&I is xx and interest rate is 6.00%. The payments begin on 8XX/XX18 till maturity date of 7XX/XX58.	Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No foreclosure Tape Source: Initial Tape Type:
Field: MI Certificate Number   Loan Value: Unavailable   Tape Value: 0525483805703   Variance:    Variance %:    Comment: No MI cert found   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Fixes rate Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000044444   Tape Value: 345678900000   Variance:    Variance %:    Comment: Payment string is 000000044444   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444440000000   Tape Value: 000009856543   Variance:    Variance %:    Comment: Payment string is 444440000000   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX58   Tape Value: 1XXX/XX39   Variance: -6787 (Days)   Variance %:    Comment: maturity date is 7XX/XX58   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: Total debt xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB xx Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX09 as an FHA loan with case xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 toXX/XX/XX19. We need latest 24 months comments for review. The comments are missing from 4XX/XX17 toXX/XX/XX17, 7XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, 9XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18."
* Payment History is not Complete (Lvl 3)     "The payment history is available from 6XX/XX16 toXX/XX/XX19. We need latest 12 months history for review. The payment history is missing from XXX/XX18 toXX/XX/XX18."
																																																																																							* MI, FHA or MIC missing and required (Lvl 3) "MI Cert is missing from the loan file"	* Title shows an assignment chain break (Lvl 2) "Gap assignment needed for assignment of mortgage from xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79942039	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$2,301.82	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.500%	xx	xx	xx	xx	$xx	VA	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There are three junior mortgages against the subject property.
The first junior mortgage in the favor of xx
The second junior mortgage in the favor of xx
The third junior mortgage in the favor of xx
First installment county taxes of xx have been paid in the amount of xxSecond installment county taxes of xx have been due in the amount of xxwhich was due onXX/XX/XX19.
No, any prior year delinquent taxes have been found.
According to the payment as ofXX/XX/XX19, the borrower is currently making the payments and next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:According to the servicing comment as of 1XXX/XX18, the borrower is currently making the payments and next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx.
The borrower did not file the bankruptcy.
The foreclosure was initiated in xx stated that the foreclosure will be cancelled. No, any further details have been found regarding the foreclosure. The borrower is currently making the payments and next due date is XXX/XX19.
The subject property is owner occupied. As per the inspection report dated 9XX/XX18 located at “xx” The very minor work has been needed (xx). However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages. The subject property is with the good condition. No details have been found regarding the insurance claim.

Foreclosure Comments:The foreclosure was initiated in xx. As per the comment dated 8XX/XX18, the sale was scheduled on xx. The comment dated 9XX/XX18 stated that the foreclosure will be cancelled. No, any further details have been found regarding the foreclosure. The borrower is currently making the payments and next due date is XXX/XX19.
Bankruptcy Comments:Not Applicable	The loan was modified twice since origination. The borrower has been making payments as per the modification agreement which was made on xx between the borrower xx. As per the modified terms, the new principal balance is xx. The borrower has promised to pay for the amount of xx with an interest rate of 5.00% beginning on 6XX/XX17 till maturity date of 5XX/XX57.
Initial Escrow Acct Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Current foreclosure doc locator is xx", tape shows No Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative Amort potential is NA, tape shows No   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: 234567890000   Variance:    Variance %:    Comment: Payment history string reversed is 4443210000, tape shows 00000987654432&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 000098745432   Variance:    Variance %:    Comment: Payment history string reversed is 4443210000, tape shows 00000987654432   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX57   Tape Value: 9XX/XX35   Variance: -7913 (Days)   Variance %:    Comment: Stated date is 5XX/XX57, tape shows 9XX/XX35   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Total debt per pay history is xx, tape shows xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The UPB is reflected in the amount of xx. Tape Source: Initial Tape Type:	B	* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XX/XX/XX19, there is an issue with the legal description mentioned on grant deed, recorded mortgage and final title policy.
As per the grant deed which was recorded on xx with the instrument# xx shows the second line as “xx”.  However, the mortgage which was recorded on xx with the instrument# xx shows the as “xx” instead of Block x
This can be cured by re-recording mortgage."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX17 to 1XXX/XX18; however, we require the latest 24 months complete servicing comments. The servicing comments are missing from 1XXX/XX18 toXX/XX/XX19."	* Property Damage (Lvl 2) "As per the inspection report dated 9XX/XX18 located at “xx” The very minor work has been needed (xx However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages. The subject property is with the good condition. No details have been found regarding the insurance claim."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrower."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from loan files."
* Missing Required State Disclosures (Lvl 2)     "The required State disclosure is missing from the below list.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
9.Application for Credit-Married Persons
10.Fair Debt Collection Notice
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48166369	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,037.45	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	24.927%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$161,309.70	$17,793.18	5.125%	xx	XX/XX/XX14	Financial Hardship	xx
No judgment and liens were open against the borrower.
Annual combined taxes of 2018-2019 was due onXX/XX/XX19 in the amount of xx
Annual combined taxes of 2017-2019 has been delinquent onXX/XX/XX18 and the good through date isXX/XX/XX19 in the amount of xx
Annual combined taxes of 2018-2019 has been paid on XX/XX/xx18 it is  in the amount of xx
Annual combined taxes of 2017-2018 it is in the amount of xx No prior years delinquent taxes have been found.

Review of payment history as of dated XX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 3.625% with P&I in the amount of xx.
The borrower has been making payments according to the modification agreement made on effective date of xx

Collections Comments:Collection comment available from XX/XX/XX17 till XX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 3.625% with P&I in the amount of xx.
The borrower has been making payments according to the modification agreement.
The loan was modified with an effective date of xx
to a step rate starting at 2.000 % and a P&I payment of xx beginning from 1XXX/XX12 with a new maturity date of XX/XX/XX52.  The  rate is in 3 steps ending with 3.625%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX52. The UPB that has been amortized is xx as an interest bearing amount.

The foreclosure was initiated . The complaint filed date is xx.
The borrower had filed bankruptcy under chapter-xx
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated . The file referred to an attorney date is unavailable. The complaint filed date is xx.

Bankruptcy Comments:xx
The modification agreement was made between the borrower xx."
The loan was modified with an effective date of 1XXX/XX12 and a new principal balance of xx to a step rate starting at 2.000 % and a P&I payment of xx beginning from 1XXX/XX12 with a new maturity date of XX/XX/XX52.  The  rate is in 3 steps ending with 3.625%.
The borrower agrees to pay the amount of xx as deferred balance on the maturity date XX/XX/XX52. The UPB that has been amortized is xx as an interest bearing amount.
Affiliated Business Disclosure
Credit Application
Origination Appraisal
Right of Rescission
Loan Program Info Disclosure
Missing Required State Disclosures
Final Truth in Lending Discl.
HUD-1 Closing Statement
Notice of Servicing Transfer	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.06% Comment: As per POC the arrerage amount is xx. However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: As per Foreclosure the locator is xx. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.38%   Comment: As per Mod the deferred balance is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per Mod the amortization type is Step. However, tape reflects ARM.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 2.0%   Variance:    Variance %: 9.25%   Comment: As per Note the max rate is 11.250. However, tape reflects 2.00%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 2.3%   Tape Value: 500%   Variance:    Variance %: -497.75%   Comment: As per Note the min rate is 2.250%. However, tape reflects 500.00%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As per note the P&I is unavailable. However, tape reflects xx as it is interest only.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000001000   Tape Value: 9FFFFFF00000   Variance:    Variance %:    Comment: As per Payment History, the String is 000000001000. However, tape reflects 9FFFFF00000.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000100000000   Tape Value: 00000FFFFFF9   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000100000000. However, tape reflects 0000000FFFFF9.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX52   Tape Value: 7XX/XX37   Variance: -5541 (Days)   Variance %:    Comment: As per Note the maturity date is 9XX/XX52. However, tape reflects 7XX/XX37.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.04%   Comment: As per payment history the total debt is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: As per payment history the UPB is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 toXX/XX/XX19.However, we require the latest 24 months’ servicing comments. The servicing comments are missing in between from XXX/XX18 toXX/XX/XX18, 9XX/XX18 toXX/XX/XX18, 1XXX/XX18 to XX/XX/XX18 and XXX/XX19 toXX/XX/XX19."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Estimated HUD-1 or itemization of points and fees are also not available in the loan file."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "Updated title report dated XXX/XX19 shows that the annual combined taxes for the year of 2017-2019 has been delinquent in the amount of xx for the due date of XX/XX/XX18 with the good through date of XX/XX/XX19."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in CA state. The following state disclosure is missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Earthquake Disclosure forCondominiums
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
CA Fair Lending Notice
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure is missing from the loan file."			Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21665168	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	xx	$0.00	$5,157.21	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	56.237%	First	Final policy	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active liens and judgments have been found against the borrower. Annual combined taxes of 2018 have been paid in the amount of xx No prior delinquency has been found.	According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
The next payment due date is on 0XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, with the rate of interest 5.00%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx. The borrower is making payment as per modification which was made on xx
Collections Comments:The loan is currently in active bankruptcy. The borrower xx
According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
The next payment due date is on 0XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, with the rate of interest 5.00%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx. The borrower is making payment as per modification which was made on XX/XX/XX09.
The loan has been modified since the origination.
The modification agreement was made between the lender xx
The first payment was due on xx and the maturity date is XX/XX/XX50.
The amount of xx is the new principal balance and xx is the deferred principal balance. The interest bearing amount is xxx.
The monthly P&I is xx with an interest rate of 5.00%.
The modification does not contain balloon payment.
No comments have been found regarding the foreclosure.
The current occupancy is unable to be determined as per servicing comments. No comments have been found regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx
The modification agreement was made between the lenderxx on xx. The first payment was due on XX/XX/XX10 and the maturity date is XX/XX/XX50. The amount of xx is the new principal balance and the xx is the deferred principal balance. The xx is in the interest bearing amount. The monthly P&I is xx with an interest rate of 5.00%.
The modification does not contain balloon payment.
Credit Application	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.54% Comment: Current bankruptcy arrearage amount is xx but tape data shows xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Current foreclosure doc locator is not applicable but tale data shows no.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.08%   Comment: Deferred balance amount is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: MOS currently delinquent is 0 but tape data shows 1.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. amort potential is not applicable but tape data shows no.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000010   Tape Value: 000000000001   Variance:    Variance %:    Comment: Payment history string is 000000000010 but tape data shows 000000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000000000   Tape Value: 100000000000   Variance:    Variance %:    Comment: Payment history string reversed is 010000000000 but tape data shows 100000000000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX50   Tape Value: XX/XX/XX30   Variance: -7013 (Days)   Variance %:    Comment: Stated maturity date is XXX/XX50 but tape data shows XX/XX/XX30.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.08%   Comment: Total debt / legal balance per payment history is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Unpaid current principal balance (UPB) per payment history is xx but tape data shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are missing from 1XXX/XX17 to XX/XX/XX17, 6XX/XX18 toXX/XX/XX18 and from 1XXX/XX18 to XX/XX/XX18. As we require latest 24 months servicing comments.The comments history is available from XX/XX/XX17 to XX/XX/XX17,XX/XX/XX17 to XX/XX/XX18,XX/XX/XX18 to XX/XX/XX19."	* XXX State Regulations Test Failed (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.
As Loan Data  xx Comparison Data xxVariance +xx ,Loan Data  xxComparison Data xxVariance +xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: FAIL xxxx-xx
This loan failed the TILA finance charge test.

TILA APR Test: FAIL 11.790% 12.820% -1.030%
This loan failed the TILA APR test.

Brokerage/Finder Fee Test: FAIL Loan Data xxComparison Data  xxVariance +xx
This loan failed the brokerage/finder fee test."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The updated title report shows the chain of assignment is with FV-I, Inc. in trust for xx Holdings LLC.However , it should be with xx."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxThis loan failed the TILA APR test.
The annual percentage rate (APR) is 12.820%. The disclosed APR of 11.790% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
																																																																																								* TIL not hand dated (Lvl 2) "TIL is not hand dated by the borrower."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	Pass	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14349932	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,393.14	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$471,873.00	$146,873.00	5.000%	xx	XX/XX/XX16	Financial Hardship	xx There is a mortgage prior to the subject mortgage against the subject property which was originated on xx. However, the said mortgage has been released and satisfied. The release of mortgage is attached with the updated title at xx. There three junior civil judgments against the borrower xx. There are two active HOA liens in the favor xx. However, the subject property address is not mentioned on the supportive documents. The combined annual taxes for the year of xx have been paid in the amount of xx. No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date isXX/XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date ofXX/XX/XX19. The UPB reflected in the amount of xx. The borrower has been making the payments as per the document located at “xx	Collections Comments:According to the servicing comments, the loan is in active bankruptcy.
According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date isXX/XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date ofXX/XX/XX19. The UPB reflected in the amount of xx. The borrower has been making the payments as per the document located at xx”.
xx
Bankruptcy Comments:xx	Not Applicable	Condo/PUD Rider Credit Application	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.12% Comment: Current bankruptcy arrearage amount is #27,252.09 but tape data shows #24,392.56. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Ln#29677 xx  Tape Value: No   Variance:    Variance %:    Comment: FC locator is xxof updated title.   Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX10   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX50   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value:XX/XX/XX10   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 2.0%   Variance:    Variance %:    Comment: The loan has not been modified.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. amort potential is not applicable but tape data shows no.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.11%   Comment: Original appraised value is xx but tape data shows xx   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xxx   Variance:    Variance %:    Comment: Principal balance stated in mod is xx but tape data shows xx Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject property type is PUD but tape data shows single family.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: Total debt / legal balance per payment history is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.05% Comment: Unpaid current principal balance (UPB) per payment history is xx but tape data shows xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "According to the updated title report datedXX/XX/XX19, the subject mortgage is at lower lien position as there are two active HOA liens in the favor XXXX for the amount of xx which was recorded onXX/XX/XX13 and 9XX/XX17. However, the subject property address is not mentioned on the supportive documents."
* Comment history is incomplete (Lvl 3)     "The collection comments are available from XXX/XX17 toXX/XX/XX17, fromXX/XX/XX17 toXX/XX/XX18, fromXX/XX/XX18 toXX/XX/XX19. However, we require a complete 24 months of the collection comments. The collection comments are missing from 6XX/XX17 toXX/XX/XX17, from XXX/XX18 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."
* Title Review shows major title concern (Lvl 3) "According to the updated title report datedXX/XX/XX19, there are two active HOA liens in the favor XXXX and XXXX for the amount of xx which was recorded onXX/XX/XX13 and 9XX/XX17. However, the subject property address is not mentioned on the supportive documents. The subject property is located Missouri; which is a super state. There is a risk of property being foreclosed due to above unpaid liens. This can be cured by paying off the above unpaid liens along with late fees and accrued interest."	* ROR not hand dated by borrower(s) (Lvl 2) "ROR is not hand dated by borrower."
* Condo / PUD rider Missing (Lvl 2)     "As per the appraisal report, the subject property type is PUD. However, PUD rider is missing from loan file."
																																																																																								* Application Missing (Lvl 2) "Final loan application is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	43110948	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,227.15	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$170,751.23	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There are 13 active Water/Sewer liens against the subject property in the total amount of xx
There is an active junior mortgage against subject property which is in the amount of xx
Annual county taxes for the year of 2018 have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history is available fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date of 9XX/XX18 and the next due date is XX/XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX19 the loan is in active bankruptcy. According to the PACER, the borrower xx. Review of the payment history is available fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date of 9XX/XX18 and the next due date is XX/XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Loan Modification agreement was made between borrower xx. The borrower had given promise to pay the UPB of xx with interest rate of 6.000% with P&I of xx with fixed amortized type and it was beginning from first payment date onXX/XX/XX18 and ends with the maturity date ofXX/XX/XX58.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure sincexx.
Bankruptcy Comments:According to the PACER, the borrower xx.	Loan Modification agreement was made between borrower xx effective date of xx The borrower had given promise to pay the UPB of xx with interest rate of 6.000% with P&I of xx with fixed amortized type and it was beginning from first payment date onXX/XX/XX18 and ends with the maturity date ofXX/XX/XX58.	Credit Application Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER report reflects the Borrower filed xx on xx &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value:xx   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is "xx".&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy   Tape Value: Collections   Variance:    Variance %:    Comment: According to the collection Comments, the Current Legal Status is Bankruptcy.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value: 7XX/XX07   Tape Value: 6XX/XX07   Variance: -30 (Days)   Variance %:    Comment: The Note reflects the First Payment date as 7XX/XX07.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 1076 (Days)   Variance %:    Comment: The Appraisal reflects the Original Appraised Date as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.60%   Comment: The Appraisal reflects the Original Appraised Value as xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Balance (or Line Amount)   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.00%   Comment: The Note reflects the Original Balance (or Line Amount) as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432111100444   Tape Value: 123450000012   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 2111100mmmmm.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444001111234   Tape Value: 210000034321   Variance:    Variance %:    Comment: The Payment History String reversed is mmmmm0011112. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX58   Tape Value: 5XX/XX37   Variance: -7647 (Days)   Variance %:    Comment: The Modification reflects Stated Maturity Date asXX/XX/XX58.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.02% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "Updated title report dated XXX/XX19; there are 13 active Water/Sewer liens against the subject property in the total amount of xx held by xx. The subject property is located in Nevada State (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying off the lien with delinquent interest and penalties."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is at lower lien position as updated title report dated XXX/XX19; there are 13 active Water/Sewer liens against the subject property in the total amount of xx held byxx. The subject property is located in Nevada State (Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cured by paying off the lien with delinquent interest and penalties."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data xx Comparison Data xx Variance -xx."
* TIL not hand dated (Lvl 2)     "The Final TIL is not had dated by the borrowers."
* ROR not hand dated by borrower(s) (Lvl 2)     "The ROR is not hand dated by the borrowers."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is “Moderate” due to TILA finance charge test and TILA foreclosure rescission finance charge test."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Nevada state. The “Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application” state disclosure is missing from the loan file."
* Variation in Parcel number(APN#) (Lvl 2)     "There is variation in parcel number between mortgage and appraisal report. The Appraisal report shows the parcel number as "xx". However, the mortgage shows the parcel number as "xx"."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	10445826	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Oklahoma	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$8,532.43	$2,389.00	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	3.875%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There are 6 water/sewer liens on the subject property in favor of xx

The deed recorded on xx
The property was transferred from xx
However, the updated title report dated xx

The annual combined taxes for xx have been paid total in the amount of xx
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan performing and borrower is making his monthly payments. The last payment was received on XXX/XX19 in the amount of xx with interest rate of 5.50% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made on xx

Collections Comments:The loan performing and borrower is making his monthly payments. The last payment was received on XXX/XX19 in the amount of xx with interest rate of 5.50% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made onXX/XX/XX17.
The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.50 % and P&I xx with fixed amortized type and the first payment had begun from 1XXX/XX17 and ends with the maturity date of 9XX/XX47.

The reason for default is unable to determine. The subject property is owner occupied. The borrower's intention is to keep the property. The foreclosure was not initiated.
The “Lost Note Affidavit” is available in the loan file with the locator# xx” which is stating that the original note was destroyed or lost and there is a duplicate copy of note is also available in the loan file. The loan was modified on xx.

As per the updated title report dated XXX/XX19, the subject property was transferred from xx. However, could not find any deed or references where xx.

According to the updated title report dated XXX/XX19 the subject mortgage is at lower lien position as there are 6 water/sewer liens on the subject property in favor of xx.
The subject property is located in State of Nevada which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cured if above unpaid liens will paid in full with unpaid interest and late fees.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx between “xx.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.50 % and P&I xx with fixed amortized type and the first payment had begun from 1XXX/XX17 and ends with the maturity date of 9XX/XX47.
Origination Appraisal HUD-1 Closing Statement Title Evidence Notice of Servicing Transfer Missing Required State Disclosures Credit Application Final Truth in Lending Discl.	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: This is HELOC Loan.&#xxD; Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: as per the latest payment history the loan is performing.   Tape Source: Initial   Tape Type:
Field: First Payment Date   Loan Value:XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: -1 (Days)   Variance %:    Comment: As per note first paymnet date isXX/XX/XX07.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: Unavailable   Tape Value:XX/XX/XX07   Variance:    Variance %:    Comment: This is HELOc Loan.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: This is HELOC Loan.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: Not Applicable   Tape Value: ***%   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per latest payment history the delinquency is 0.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: This is HELOC Loan.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111101101010   Tape Value: 011111111111   Variance:    Variance %:    Comment: As per payment history string is 111101101010.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010101101111   Tape Value: 111111111110   Variance:    Variance %:    Comment: As per payment history reversed string is 010101101111.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX47   Tape Value:XX/XX/XX32   Variance: -5558 (Days)   Variance %:    Comment: As per note maturity date is 9XX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: total debt as per the latest payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history upb is xx. Tape Source: Initial Tape Type:	D	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XXX/XX19, there are 6 water/sewer liens on the subject property in xx which were recorded in between xx.
The subject property is located in State of Nevada which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cured if above unpaid liens will paid in full with unpaid interest and late fees."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "According to the updated title report dated XXX/XX19 the subject mortgage is at lower lien position as there are 6 water/sewer liens on the subject property in favor of xx which were recorded in between xx.
The subject property is located in State of Nevada which is super lien state. There is a risk of the property to be getting foreclosed due to above unpaid liens. This can be cured if above unpaid liens will paid in full with unpaid interest and late fees."
* Missing Title evidence (Lvl 4) "The Final title Policy at origination is missing from the loan file. Also the commitment or preliminary policy are not available in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The Final HUD-1 is missing from the loan file. Also the estimated HUD-1 or itemization are not available in the loan file."
* Lost Note Affidavit (Lvl 3)     "The “Lost Note Affidavit” is available in the loan file with the locator# xx” which is stating that the original note was destroyed or lost and there is a duplicate copy of note is also available in the loan file. The loan was modified on xx.
* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 toXX/XX/XX17 and fromXX/XX/XX17 toXX/XX/XX19; however we require latest 24 months complete comments history. The collection comments are missing from 6XX/XX17 toXX/XX/XX17."	* Missing Appraisal (Lvl 2) "Appraisal report at origination is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of servicing providers disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in State of Nevada and the required disclosure "civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application" is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The deed recorded on xx shows that the property owners are xx and also the subject mortgage was originated by both the owners and it was recorded on xx.
The property was transferred from xx to xx through the deed recorded on xx and the deed reflects that it is the express intent of the grantor being the spouse of the grantee to convey all the rights, title and interest of the grantor. This is because the property located in Nevada which is Community Property State.
However, the updated title report dated XXX/XX19 shows current ownership in the name of xx instead of xx. But the latest tax report reflects the current owners of the property as xx.
* State Tax Judgment (Lvl 2)     "As per the updated title report dated XXX/XX19 there are 2 state tax liens against the borrower total in the amount of xx in favor of Office ofxx which were recorded on xx."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	68017122	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$438.31	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	42.416%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$129,489.46	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx
There is a junior mortgage open against the property in favor of xx
No active judgments or liens have been found.

Tax Status:
According to updated title reportXX/XX/xx19, the annual taxes are delinquent in the total amount of xxthey are as follows:
Annual taxes for 2018 are delinquent (remaining after payment) in the amount of xxwhich were good through on XXX/XX19.
Annual taxes for 2017 are delinquent (remaining after payment) in the amount of xxwhich were good through on XXX/XX18.
Annual taxes for 2016 are delinquent (remaining after payment) in the amount of xxwhich were good through on 9XX/XX18.
For the above delinquent taxes, the Tax status is advertised and foreclosure warning but per Tax Collector at xx, the property will not be up for tax foreclosure at this time.

Annual taxes for 2015 have been paid in the amount of xx
The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 1XXX/XX18 to till date. The delinquency has been done for 1 months. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date 1XXX/XX18. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since xx. Foreclosure was referred to attorney, which was completed on xx. Currently, borrower is 1 month delinquent.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx. Foreclosure was referred to attorney, which was completed on xx. Currently, borrower is 1 month delinquent.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx on xx with the new modified unpaid principal balance is xx. From unpaid principal, the principal balance was deferred in the amount of xx and this deferred balance was eligible for forgiveness if borrower will not default first, Second and third anniversaries of XXX/XX14. The interest bearing amount was xx with interest rate 5.00% and the modified P&I was xx. The first modified payment due date was 5XX/XX14 and the maturity date will be 4XX/XX54.
The loan was modified on 9XX/XX15, but this 2015 modification was canceled and currently borrower is making payments as per 2014 modification.	Mortgage Insurance Notice of Servicing Transfer Missing Required State Disclosures Affiliated Business Disclosure Initial Escrow Acct Disclosure Loan Program Info Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Collection comments doc locator. Tape Source: Initial Tape Type:
Field: First Rate Change Date   Loan Value: 7XX/XX08   Tape Value: 4XX/XX08   Variance: -91 (Days)   Variance %:    Comment: First rate change date is 7XX/XX08.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan amortization type as per modification is fixed.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 10%   Tape Value: 100%   Variance:    Variance %: -89.63%   Comment: Max rate at first adjustment is 5%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 5.4%   Tape Value: ***%   Variance:    Variance %: -9994.63%   Comment: Min rate at first adjustment is 1%.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 4XX/XX54   Tape Value:    Variance:    Variance %:    Comment: Mod maturity date is 4XX/XX54.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value:    Variance:    Variance %:    Comment: Modification first payment date is xx   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 5   Tape Value: 6   Variance: -1   Variance %: -0.17%   Comment: Current   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 212344444444   Tape Value: 345678977756   Variance:    Variance %:    Comment: Payment history string as per the payment history is 234444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444443212   Tape Value: 657779856543   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 444444444432.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.41%   Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX54   Tape Value: XXX/XX35   Variance: -6971 (Days)   Variance %:    Comment: Stated maturity date as per mod document is 4XX/XX54.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total debt/legal balance as per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Total Forgiven Principal Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.03%   Comment: Total forgiveness amount as per mod is xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per payment history is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx on xx with the new modified unpaid principal balance is xx. From unpaid principal, the interest bearing amount was in the amount of xx and the deferred balance was in the amount of xx. The deferred balance was eligible for forgiveness if borrower will not default for first, Second and Third anniversaries of XXX/XX14.
The current payment history as ofXX/XX/XX19 shows unpaid principal balance is in the amount of xx and does not shows any deferred balance. That means deferred balance xx has been forgiven. Which exceeds 2% modified balance."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX05 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Title Review shows outstanding delinquent taxes (Lvl 3) "According to updated title reportXX/XX/XX19, the annual taxes are delinquent in the total amount of xx they are as follows:
Annual combined taxes for 2018 are delinquent (remaining after payment) in the amount of xxwhich were good through on XXX/XX19.
Annual combined taxes for 2017 are delinquent (remaining after payment) in the amount of xxwhich were good through on XXX/XX18.
Annual combined taxes for 2016 are delinquent (remaining after payment) in the amount of xxwhich were good through on 9XX/XX18.
For the above delinquent taxes, the Tax status is advertised and foreclosure warning but per Tax Collector at xx, the property will not be up for tax foreclosure at this time."	* XXX Risk Indicator is "Elevated" (Lvl 2) "XXX Risk Indicator is Elevated due to loan failed the ARM rate adjustment cap test.
The loan failed the ARM rate adjustment cap test due to one or more of the following findings:
The loan is a one or three-year adjustable rate mortgage and the initial or subsequent adjustment caps exceed 1%; or The loan is a five, seven, or ten-year adjustable rate mortgage and the initial or subsequent adjustment caps exceed 2%; or The initial adjustment period exceeds 126 months. The FHA does not offer a hybrid ARM loan program with an initial adjustment period that exceeds 126 months."
* Written or verbal dispute (Lvl 2)     "According to collection comment dated 5XX/XX18, the dispute was created for fees. The comments states that Lender elects xx to complete all VOM Requests for xxRecoverable Fee_ effective 5.1.18. No further comments have been found."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is greater than 78%. Hence, required MI certificate is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The notice of service transfer missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file"
* Missing Required State Disclosures (Lvl 2)     "Subject property is located in North Carolina state. Following Disclosures are missing from the loan file.
1. Amortization Schedule Disclosure
2. Credit Property Insurance Disclosure
3. Fee Agreement
4. Priority of Security Instrument Disclosure
5. Attorney Selection Disclosure"
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm base on lender docs."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The initial escrow acct disclosure is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "The loan program disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55359942	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,394.00	8XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.590%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	46.999%	First	Final policy	Not Applicable	xx	XX/XX/XX17	$80,971.28	Not Applicable	5.000%	xx	XX/XX/XX17	Financial Hardship	xx
There is one HOA lien against the subject property in the amount of xxrecorded on xx. The subject property is located in the state of Florida which is a super lien state. There is a risk of the property being foreclosed because of the above unpaid lien. Therefore, the subject mortgage is in the second lien position.
There is a junior  judgment against the borrower xx
There are two junior judgments against the borrower xx
There are two junior  judgments against the borrower xx
Annual county taxes for the year of 2018 was due onXX/XX/xx19 in the amount of xxNo prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX19, the borrower is current with the loan and the next due date for payment is XXX/XX19. The last payment received date isXX/XX/XX19, it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in xx but the modification document is missing.	Collections Comments:The present status of the loan is in performing and the next due date for payment is XXX/XX19. The last payment received date isXX/XX/XX19, it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification in xx but the modification document is missing.
The loan has been modified once since origination on 8XX/XX18  The P&I as per payment history tape data is xx and the rate of interest is 5.500%. However, there is an decrease in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx with the principal balance of xxhe modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given.
Unable to determine the reason for default from the servicing comments.
The foreclosure was initiated. The file referred to an attorney date is unavailable. The complaint filed date was xx. No damage pertaining to the subject property has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:The foreclosure was initiated. The file referred to an attorney date is unavailable. The complaint filed date was xx.

This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 6.500% and the maturity date is 8XX/XX35. The P&I as per payment history tape data is xx and the rate of interest is 5.500%. However, there is an decrease in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx with the principal balance of xxhe modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given.	Right of Rescission Affiliated Business Disclosure Condo/PUD Rider Notice of Servicing Transfer Credit Application Missing Required State Disclosures Modification Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER there is BK. However, tape reflects No. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: As per Foreclosure locator is given as xx. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As per loan documents the Mod is missing. However, tape reflects xx   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note it is not Neg Arm is not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FFFFFFFF0000   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000. However, tape reflects FFFFFFFFFF000.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 0000FFFFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects 0000FFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX58   Tape Value: 8XX/XX35   Variance: -8401 (Days)   Variance %:    Comment: As per Note the maturity date is 8XX/XX58. However, tape reflects 8XX/XX35.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per Appraisal the property type is PUD. However, tape reflects Single Family.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per Payment history the Total debt is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per PAyment History the P&I is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 6.500% and the maturity date is 8XX/XX35. The P&I as per payment history tape data is xx and the rate of interest is 5.500%. However, there is an reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx with the principal balance of xxhe loan modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given."	* Issue with the legal description or recorded instrument (Lvl 3) "The legal description mentioned on Quit Claim deed which was recorded on xx with Book# xx and page#xx does not match with legal description mentioned on the recorded mortgage, which was recorded on xx.
The Legal on the mortgage shows as “xx” but in Vesting Deed which was recorded on xx shows as xx.
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XXX/XX17 toXX/XX/XX19. However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 4XX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18, 7XX/XX18 toXX/XX/XX18 , 1XXX/XX18 to XX/XX/XX18 and XXX/XX19 toXX/XX/XX19."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the XXX report dated XXX/XX19. There is one HOA lien against the subject property in the amount of xx recorded on xx which is in the favor of xx. The subject property is located in the state of Florida which is a super lien state. There is a risk of the property being foreclosed because of the above unpaid lien. Therefore, the subject mortgage is in the second lien position."
* Title Review shows major title concern (Lvl 3) "As per the XXX report dated XXX/XX19. There is one HOA lien against the subject property in the amount of xx recorded on xx which is in the favor of xx. The subject property is located in the state of Florida which is a super lien state. There is a risk of the property being foreclosed because of the above unpaid lien."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test: Result:FAIL.
This loan failed the TILA right of rescission test.
Closed-end ( 12 CFR §1026.23(a)(3) , transferred from 12 CFR §226.23(a)(3) ), Open-end ( 12 CFR §1026.15(a)(3) ,
transferred from 12 CFR §226.15(a)(3) )
The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* Condo / PUD rider Missing (Lvl 2)     "As per Appraisal the property type is PUD. But the PUD rider is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Right of Rescission Test: Result:FAIL."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL state. The following state disclosure is missing from the loan file.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	63553423	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$3,386.84	$5,860.36	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$491,727.84	$135,577.84	2.000%	xx	XX/XX/XX12	Financial Hardship	xx

Active judgments and liens found pending are as follows:
There is active civil judgment lien against the borrower which is in the amount of xx
There is junior mortgage against the property which is in the amount of xx
Annual county taxes for the year of xx have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history is available from 4XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 60 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX12 the loan is in active collections. Review of the payment history is available from 4XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 60 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is 1XXX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. The debtor had filed bankruptcy under chapter-xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The debtor had filed bankruptcy under chapter-xx.	Loan Modification agreement was made between (Borrower) xx and (Lender) xx on effective date of xx.
The borrower had given promise to pay the UPB of xx  with interest rate of 5.500%  with P&I of xx  with fixed amortized type and it was beginning from first payment date on 1XXX/XX17  and ends with the maturity date of 9XX/XX47.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 9XX/XX47. The UPB that has been amortized is xx as an interest bearing amount.
Affiliated Business Disclosure Notice of Servicing Transfer	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per tape data Bankruptcy (Post-Loan Origination) is No and as per review it is Yes. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Current Foreclosure Doc Locator is No and as per review it is AMIP_PRP RPL3 SVC 030119.xlsx.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -13 (Days)   Variance %:    Comment: As per tape data Doc Date of last modification is xx and as per review it is 9XX/XX17.   Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: XX/XX/XX07   Tape Value:XX/XX/XX07   Variance: -30 (Days)   Variance %:    Comment: As per tape data First Rate Change Date isXX/XX/XX07 and as per review it is XX/XX/XX07.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 1.0%   Variance:    Variance %: 10.99%   Comment: As per tape data Max Rate at First Adjustment is 1.000 % and as per review it is 11.990%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.9%   Tape Value: 300%   Variance:    Variance %: -291.11%   Comment: As per tape data Min Rate At First Adjustment is 300.000 % and as per review it is 8.890%.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Modification Contains Balloon Provision is No and as per review it is Yes.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per tape data Loan is delinquent from 2 months and as per review it is 1.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 213200123444   Tape Value: 456789F00012   Variance:    Variance %:    Comment: As per tape data payment History String is 456789F00012 and as per review it is 232001234444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444321002312   Tape Value: 21000F967654   Variance:    Variance %:    Comment: As per tape data payment History String Reversed is 21000F967654 and as per review it is 444432100232.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX47   Tape Value: XX/XX/XX34   Variance: -4701 (Days)   Variance %:    Comment: As per tape data Stated Maturity Date is XX/XX/XX34 and as per review it is 9XX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data Total Debt/ Legal Balance per Payment History is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data Paument History UPB is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from 4XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18 and 5XX/XX18 toXX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from XXX/XX17 toXX/XX/XX17, 9XX/XX17 to XX/XX/XX17 and XXX/XX18 toXX/XX/XX18."	* Loan has been determined to have an unsecured debt (Lvl 2) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx. Therefore, the unsecured portion is xx. The debtor was dismissed on xx and the case was terminated on xx
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report datedXX/XX/XX19, there is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is missing from "xx"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing transfer is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42117690	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,205.89	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.790%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX09	$148,796.17	$10,465.65	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
There is a junior mortgage in the amount of xx
There are 2 junior judgments first in the amount of xx.
Annual taxes for the year 2017 have been paid in the amount of xx Annual taxes for the year of xx have been partially paid in the amount of xx Annual taxes for the year 2018 have been delinquent in the amount of xx
As per the review of the payment history, the borrower is current with the loan and the next payment is due for XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for XXX/XX19. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the xx Mod terms.	Collections Comments:The present status of the loan is in performing and the next payment is due for XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for XXX/XX19. No records for post closing foreclosure has been found. No records for bankruptcy has been found. The loan was modified in the year of xx and the borrower has been making his payments as per the xx mod terms. As per the servicing comments, the current occupancy of the subject property is unable to be determined. No damages or repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between borrower xx and the lender xx on xx.
The new principal balance is xx. The borrower promises to pay monthly P&I payment in the amount of xx with the rate of interest 5.00%,  beginning fromXX/XX/XX18. The maturity is datedXX/XX/XX48. The interest bearing amount is xx.
Initial Escrow Acct Disclosure Missing Required State Disclosures Credit Application	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per the note, the borrower last name is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Tape data Current Foreclosure Doc locator is no but audit value not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per Tape data Deferred Balance Amount is xx but audit value is not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: As per Tape data Modification contains Balloon Provision is yes but audit value is no.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Tape data Neg Amort Potential is no But audit value Not applicable.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX48   Tape Value:XX/XX/XX28   Variance: -7458 (Days)   Variance %:    Comment: As per Tape data Stated Maturity Date isXX/XX/XX228 But audit valueXX/XX/XX48.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per Tape data Total Debt /Legal Balance per Payment History is xx but audit value is xx&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per Tape data Unpaid current principle balance (UPB) per Payment History is xx but audit value xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 to 6XX/XX18. However, the collection comments are missing from XXX/XX17 toXX/XX/XX17 and 6XX/XX18 to XXX/XX19. We required the latest 24 months of collection comments."
* Deceased Borrower(s) (Lvl 3) "The borrower xx was deceased on xx. The death certificate is located at “xx”."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."
* XXX Risk Indicator is "Significant" (Lvl 2)     "The CE risk indicator is Significant as the loan is failing for NC Rate Spread Home Loan Test. It exceeds NC RSHL Modified HMDA APR Threshold and NC RSHL Conventional Mortgage Rate APR Threshold. 1) NC RSHL Modified HMDA APR Threshold test: -   Loan data 11.500% Comparison data 7.300% Variance +4.200% 2) NC RSHL Conventional Mortgage Rate APR Threshold test: - Loan data 11.500% Comparison data 7.630% Variance +3.870%. However affirmative claims can be made within 2 years of Origination (4 years for Ch-75) and that the Note Date isXX/XX/XX08. SOL has been expired."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
* XXX State/Local Predatory Test Failed (Lvl 2)     "This loan is failing for NC Rate Spread Home Loan Test. It exceeds NC RSHL Modified HMDA APR Threshold and NC RSHL Conventional Mortgage Rate APR Threshold. 1) NC RSHL Modified HMDA APR Threshold test: -   Loan data 11.500% Comparison data 7.300% Variance +4.200% 2) NC RSHL Conventional Mortgage Rate APR Threshold test: - Loan data 11.500% Comparison data 7.630% Variance +3.870%. However affirmative claims can be made within 2 years of Origination (4 years for Ch-75) and that the Note Date isXX/XX/XX08. SOL has been expired."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the updated title report datedXX/XX/XX19, the Annual taxes for the year 2018 have been delinquent in the amount of xx."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Significant	Not Covered	Fail	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	14217504	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Missouri	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	xx	$0.00	$1,567.31	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx.
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There are three active civil judgment liens against the borrower which is in the amount total of xxAnnual county taxes for the year of xx have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history is available fromXX/XX/XX17toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX19 the loan is in active collections. Review of the payment history is available from XX/XX/XX17toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx. Loan Modification agreement was made between borrower and lender on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 5.500% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX17 and ends with the maturity date of 1XXX/XX47.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower and lender on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 5.500% with P&I of xx with fixed amortized type and it was beginning from first payment date on 1XXX/XX17 and ends with the maturity date of 1XXX/XX47.	Final Truth in Lending Discl. Affiliated Business Disclosure Origination Appraisal Initial Escrow Acct Disclosure Missing Required State Disclosures Right of Rescission	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per payment history the borrower is delinquent for 1 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan does not originated with Neg. Amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 101112311100   Tape Value: 000101112212   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 101112311100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001113211101   Tape Value: 212211101000   Variance:    Variance %:    Comment: The Payment History String reversed is 0011132111101.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX47   Tape Value:XX/XX/XX26   Variance: -7780 (Days)   Variance %:    Comment: The maturity date is 1XXX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: The total Debt/ Legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The unpaid current principal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "Lost note affidavit dated XX/XX/XX15 was found in the loan file located at (“xx”) as original note was misplaced, lost or destroyed. And duplicate copy of note is available in the loan file located at “xx”."
* Comment history is incomplete (Lvl 3)     "Collection comments are available fromXX/XX/XX17 toXX/XX/XX17, 9XX/XX17 toXX/XX/XX18 and 4XX/XX18 toXX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from XXX/XX17 toXX/XX/XX17, 8XX/XX17 toXX/XX/XX17 and XXX/XX18 toXX/XX/XX18."
* Deceased Borrower(s) (Lvl 3) "The document available in loan file located at " xx" state that borrower xx had deceased on xx.	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "As per the updated title report datedXX/XX/XX19, the borrower xx had deceased on xx. As per the quitclaim deed, the subject property was transferred to xx, which was recorded on xx. However, the current property is in the name of xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure  is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the origination is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida, However, the following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	66335479	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$1,530.15	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.640%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$156,306.36	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment has been completed.
No active liens and judgments:
The annual county taxes of 2018 have been due in the amount of xxThe annual county taxes of 2017 have been paid in the amount of xxThe annual county taxes of 2016 have been paid in the amount of xx	According to the payment history as of XX/XX/XX19, the borrower is current with the loan payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied to the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The monthly P&I is in the amount of xx. The UPB reflected is in the amount of xx.
Collections Comments:The loan is currently in bankruptcy. According to the payment history as of XX/XX/XX19, the borrower is current with the loan payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied to the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The monthly P&I is in the amount of xx. The UPB reflected is in the amount of xx.
The foreclosure was initiated on the loan by filing the lis pendens under case#xx.
The loan was last modified on xx with new UPB in the amount of xx and interest at the rate of 5.50%.
No evidence of any damage or repair pertaining to the subject property has been found.

Foreclosure Comments:The foreclosure was initiated on the loan by filing the lis pendens under case#xx.
Bankruptcy Comments:According to the PACER, the borrower had filed for bankruptcy under chapter-xx	The loan modification agreement was made between the borrower xx and lender xx on xx. As per the modified terms, the borrower promises to pay the interest bearing amount of xx with fixed interest at the rate of 5.500 % beginning 7XX/XX18. The deferred principal balance is xx.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Foreclosure doc locator is xx Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Mod contains balloon pprovision.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is not a negam.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: -123 (Days)   Variance %:    Comment: The appraisal date is xx   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: The original appraised value is xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000000MMMM   Tape Value: FFFFFFF00000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00000000MMMM. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMM00000000   Tape Value: 00000FFFFFFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as MMMM00000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: Principal balance stated in modification is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX58   Tape Value: 5XX/XX38   Variance: -7336 (Days)   Variance %:    Comment: The maturity date os modification is XX/XX/XX58.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: The subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: The total debt/legal balance per payment history is xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history as ofXX/XX/XX19, the current UPB is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 toXX/XX/XX17, 7XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18 and 8XX/XX18 toXX/XX/XX18 and 1XXX/XX18 toXX/XX/XX19. However, we require the latest 24 months of servicing comment. The servicing comments are missing from 6XX/XX17 toXX/XX/XX17, 8XX/XX17 to XX/XX/XX17, 7XX/XX18 toXX/XX/XX18, 9XX/XX18 toXX/XX/XX18 and XXX/XX18 toXX/XX/XX18 as we require the latest 24 months servicing comments."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of the voluntary petition filed on xx under xxists the value of collateral in the amount of xxand the claim in the amount of xx Therefore, the unsecured portion is xx"	* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CE risk indicator is moderate due to failure of TILA Foreclosure Rescission Finance Charge Test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
																																																																																								* XXX TILA Test Failed (Lvl 2) "TILA Foreclosure Rescission Finance Charge Test:FAIL Loan Data : xx Comparison Data : xx Variance : -xx"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83107652	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	$0.00	$1,005.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	$xx	HELOC	Revolving	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX17	$128,342.86	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	xx The combined annual taxes have been paid off in amount of xxhere is HOA lien in the favor of xx 2. There is Muni/code lien in the favor of xx	Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 4.00% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx and tape data is showing the deferred balance xx. The Borrower is making the payment as per the modification terms that would be 4.00% and modified P&I xx.	Collections Comments:
According to the servicing comment dated XX/XX/XX18, the subject property was damaged due to heat wave and Electrical shortage Couse fire. Further details regarding the damages are not available. However, latest BPO report is not available to verify the current condition. Hence, we are unable to confirm whether the damages are repaired or not.

The loan modification agreement was made between “xx". The first modified payment is still due for the date of XX/XX/XX17 and the new maturity date will be XX/XX/XX57. The new modified unpaid principal balance is xx, interest bearing amount is xxThe Borrower is making the payment as per the modification terms that would be 4.00% and modified P&I xx.

Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 4.00% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx and tape data is showing the deferred balance xx.  The Borrower is making the payment as per the modification terms that would be 4.00% and modified P&I xx.

No evidences have been found regarding foreclosure and bankruptcy.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable
The loan modification agreement was made between “xx" and lender ‘xx’ (Lender) effective date is xx. The first modified payment is still due for the date of XX/XX/XX17 and the new maturity date will be XX/XX/XX57. The new modified unpaid principal balance is xx, interest bearing amount is xxThe Borrower is making the payment as per the modification terms that would be 4.00% and modified P&I xx.

Title Policy
Right of Rescission
HUD-1 Closing Statement
Loan Program Info Disclosure
Initial Escrow Acct Disclosure
Missing Required State Disclosures
Affiliated Business Disclosure
Origination Appraisal
Credit Application
Final Truth in Lending Discl.
Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Not applicable. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The collection comment as ofXX/XX/XX19, the current status of the loan is performing; the borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Fixed. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 1.0%   Variance:    Variance %: 11.20%   Comment: As per ARM note document Max rate at first adjustment 12.200%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 9.2%   Tape Value: 300%   Variance:    Variance %: -290.80%   Comment: As per ARM note document Min rate at first adjustment is 9.200%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As ofXX/XX/XX19 payment history, the borrower is current, however, the borrower is making the payment regular.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 504 (Days)   Variance %:    Comment: Appraisal Report is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121111001000   Tape Value: 000100111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 01410011000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000100111121   Tape Value: 111111001000   Variance:    Variance %:    Comment: The Payment History String reversed is 00011001410.   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX57   Tape Value: 5XX/XX37   Variance: -7428 (Days)   Variance %:    Comment: As per Modification document maturity date is 9XX/XX57.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: The total Debt/ Legal Balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, the UPB is reflecting is in the amount of xx. &#xxD; Tape Source: Initial Tape Type:	D	* Water/Sewer Taxes (Lvl 4) ""According to updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position due there is Muni/code lien in the favor of “xx” in the total amount of xx which was recorded on xx. The lien is open against the name “xx” and subject borrower name is “xx”. However, unable to be confirmed that the middle name of borrower. Also the property address not mentioned on the related document. As the subject property is located in MD State, there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying this lien with the late fees.""
* Title Rvw shows lower lien position than loan docs (Lvl 4) ""According to updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position due to there is active senior mortgage against the subject property in the favor of “xx”, the one in amount of xx which was recorded on xx (instru# xx). The final title policy at the origination is missing however available commitment is shows the clear title. HUD-1 is missing from the loan file. Release/ satisfaction of mortgage document is not available in loan file. Possible the claim can be filed. It can be cured if release of mortgage is made and recorded.”"	* Title Review shows major title concern (Lvl 3) "According to updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position due to there is HOA lien in the favor of ‘xx’ in the total amount of xx which was recorded on xx The lien is open against the name “xx” and subject borrower name is “xx”. However, unable to be confirmed that the middle name of borrower. Also the property address not mentioned on the related document.
As the subject property is located in MD State, there is possibility of foreclosure of the subject property due to this unpaid lien. This can be cured by paying this lien with the late fees."
* Title policy missing (Lvl 3)     "Lender's final title policy / TPOL is missing from the loan file. However, the commitment is available located at"xx"."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XX/XX/XX17 to XX/XX/XX19; however we require latest 24 months complete comment history. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. And there are no estimated HUD-1 / Itemization of fees available in file."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Property Damage (Lvl 2)     "According to the servicing comment dated XX/XX/XX18, the subject property was damaged due to heat wave and Electrical shortage cause fire. Further details regarding the damages are not available. However, latest BPO report is not available to verify the current condition. Hence, we are unable to confirm whether the damages are repaired or not."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service providers document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland, However, the following state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business form document is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application / 1003 is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer document is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	76157100	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$5,738.44	$2,046.17	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.375%	xx	xx	xx	xx	$xx	FHA	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	59.959%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$222,291.20	$64,791.20	5.000%	xx	XX/XX/XX14	Financial Hardship	xx
Active mortgages, liens and judgments are as follows:
There is an active HOA lien against the subject property in the favor of xx
No prior year delinquent taxes have been found. The annual combined taxes for the year 2018 have been paid on XX/XX/xx18 in the amount of xx
According to the payment history as ofXX/XX/XX19, the loan is performing. The last payment was received onXX/XX/XX19, the payment was applied for due date XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 4.000%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement. Also, the borrower had made 23 regular payments on xx	Collections Comments:The current loan status is performing. As per the payment history as ofXX/XX/XX19, the loan is performing. The last payment was received onXX/XX/XX19, the payment was applied for due date XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 4.000%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.
The reason for default is not available in collection comments. The subject property occupancy is unknown and no damages have been found. The borrower's intention is to keep the property.
The foreclosure was initiated and was put on hold due to bankruptcy. The foreclosure sale was scheduled for xx. No further details have been found.
According to the PACER, the borrowers xx
The updated title report states that there is a HOA Lien and the property was transferred to third party.
No prior delinquent taxes have been found.

Foreclosure Comments:The foreclosure was initiated. The dates file was referred to an attorney and the complaint was filed are unavailable. The foreclosure sale was scheduled for xx.
Bankruptcy Comments:According to the PACER, the borrowers xx	The loan was modified on xx between the borrowers xx and lenderxx. The new modified principal balance as per modification is in the amount of xx with an interest rate of 4.000 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX15. The maturity date as per modification is 1XXX/XX55. This loan was modified twice. The prior modification is located at "xx - Loan File xx.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrowers filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is "xx".&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The Current Legal Status is Performing.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 10 (Days)   Variance %:    Comment: As per the mod.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negam potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100123444   Tape Value: FFF3345FF010   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 001001234444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444321001000   Tape Value: 010FF54F3FFF   Variance:    Variance %:    Comment: The Payment History String reversed is 444432100100. &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX55   Tape Value: 4XX/XX38   Variance: -6392 (Days)   Variance %:    Comment: The Modification reflects Stated Maturity Date as 1XXX/XX55.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "As per the review of the updated title report dated XXX/XX19, the subject mortgage is at second lien position as there is a HOA lien open against the subject property in the favor of xx recorded on xx in the amount of xx."
* Title Review shows major title concern (Lvl 3)     "As per the review of the updated title report dated XXX/XX19, there is a HOA lien open against the subject property in the favor of xx which was recorded on xx in the amount of xx. The subject property is located in Tennessee, which is super lien state. There is a risk of property getting foreclosed due to unpaid HOA liens. This can be cured by paying off the lien along with interest and late charges."
* Comment history is incomplete (Lvl 3) "The comment history is incomplete. The comment history is available fromXX/XX/XX17 toXX/XX/XX19. We require the latest 24 months comment history. It is missing from XXX/XX17 toXX/XX/XX17."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The subject property is in the name of xx(borrower) and xx(co-borrower) at time of origination. However, as per the review of updated title report dated XXX/XX19, the property is transferred from xx(borrower) and xx(co-borrower) toxxthrough Quitclaim Deed which was recorded on xx."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the brokerage/finder fee test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the brokerage/finder fee test as loan data is xx, comparison data is xx and the variance is +xx.
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and Regulations, brokerage fee is synonymous with finder fee."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Tennessee state. The following state disclosures are missing from the loan file:

1.Placement of Insurance Disclosure
2.Availability of Title Insurance
3.TN Consent to Disclosure of Insurance Information
4.Choice of Agent/insurer
																																																																																								5.Insurance Solicitation/Post Commitment"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40309640	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$3,727.67	7/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Unavailable	$450,000.00	$175,000.00	5.500%	xx	XX/XX/XX18	Financial Hardship	xx

There is one Civil judgment against borrower xx

There is one Mechanics Lien against borrower xx

Combined annual taxes for the year of xx have been paid in the amount of xxx for the due date of XX/XX/xx18.
Combined annual taxes for the year of 2017 have been delinquent in the amount of xxx for the due date of XX/XX/xx18 and good through date of XX/XX/xx19.
Combined annual taxes for the year of 2016 have been paid in the amount of xxx for the due date of XX/XX/xx16.
Current year taxes are due in the amount of xx	Review of payment history as of datedXX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments according to the modification agreement made on effective date of xx
Collections Comments:Collection comments available from XX/XX/XX17 till XX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 4.250% with P&I in the amount of xx.
The borrower has been making payments according to the modification agreement made on effective ate of xx
The borrower agree to pay the UPB of xx with interest rate of 4.250 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX11  and ends with the maturity date of XX/XX/XX41.
The foreclosure was not initiated in the loan.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-xx	Loan Modification agreement was made between borrower “xx” with lender “xx” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 4.250 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX11  and ends with the maturity date of XX/XX/XX41.

Mortgage Insurance Affiliated Business Disclosure Title Policy Missing Required State Disclosures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.23% Comment: Current bankruptcy arearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 163 (Days)   Variance %:    Comment: Doc date of last modification is xx.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: There is provision for balloon payment in mod agreement.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -30 (Days)   Variance %:    Comment: Modification first payment date is xx   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no provision for negative amortization.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX41   Tape Value: XXX/XX33   Variance: -3165 (Days)   Variance %:    Comment: Mod maturity date is 9XX/XX41.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.29%   Comment: Total debt/legal balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.25% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX02 as an FHA loan with case # xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 till XX/XX/XX17 and from XX/XX/XX17 till XX/XX/XX19; however, as we require latest 24 months collection comments. Comment history is missing in between from XX/XX/XX17 till XX/XX/XX17."
* MI, FHA or MIC missing and required (Lvl 3)     "Required MI certificate is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "Updated title report dated XX/XX/XX19 shows that the annual combined taxes for the year of 2017 are delinquent in the amount of xx for the due date of XX/XX/XX18 with good through date of XX/XX/XX19."
* Title policy missing (Lvl 3) "Final title policy is missing from the loan file; however, commitment policy is available in the loan file located at "xx"."	* Title shows an assignment chain break (Lvl 2) "As per the updated title report datedXX/XX/XX19, the chain of assignment has not been completed. The missing assignments are with “xx”, “xx”, “xx”."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "According to final HUD-1 settlement date is XX/XX/XX02; however, note date is XX/XX/XX02."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas state.
The following required Disclosures are missing from the loan file:
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
																																																																																								Construction Loan Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	56303215	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,996.06	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	47.959%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$150,000.00	$37,790.02	5.500%	xx	XX/XX/XX17	Financial Hardship	xx
There is a UCC lien active against xx; however, the amount of lien is not available.
The annual county taxes of xx are due onXX/XX/xx19 in the amount of xx
No prior years delinquent taxes have been found
According to the payment history as of XXX/XX19, the borrower is currently delinquent for a month and the next due date for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx	Collections Comments:According to the servicing comments, the loan is in bankruptcy and the next due date for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx, which was applied for 1XXX/XX18. The current UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement dated xx.
Reason for default is unable to be determined.
The loan was modified on xx
No evidences have been found regarding the foreclosure in the latest 24 months of servicing comments.
According to the PACER, the borrowers xx
No evidences have been found regarding the occupancy in the latest 24 months of servicing comments.
No BPO and inspection reports have been provided.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrowers xx	The loan was modified on xx between the borrowers xx, and lender xx. The new modified principal balance as per modification is in the amount of xx with an interest rate of 5.000 % and the borrower promises to pay P&I in the amount of xx beginning from 8XX/XX17. The interest-bearing amount is xx and the deferred balance is xx which includes principal reduction amount of xx. The maturity date as per modification is 7XX/XX57. This loan was modified twice; the prior modification was made onXX/XX/XX08.

Missing Required State Disclosures Notice of Servicing Transfer Mortgage Insurance Final Truth in Lending Discl. Initial Escrow Acct Disclosure Origination Appraisal Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Current Foreclosure Doc Locator is "xx".&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxxx14.94   Variance %: -0.49%   Comment: After deducting the deferred principal per payment history and as per modification clause, it is xx.   Tape Source: Initial   Tape Type:
Field: Interest Only Term Months Count   Loan Value: 60   Tape Value: 120   Variance: -60   Variance %: -0.50%   Comment: The Original Note reflects an Interest only Period of 60 months. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Modification contains Ballon provision.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The Payment History refelcts Mos currently delinquent as 0.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: The Note reflects the Original Balance (or Line Amount) as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121122210000   Tape Value: 000001122211   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 121122210000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000012221121   Tape Value: 112221100000   Variance:    Variance %:    Comment: The Payment History String reversed is 000012221121. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX57   Tape Value: 7XX/XX36   Variance: -7670 (Days)   Variance %:    Comment: The Modification reflects Stated Maturity Date as 7XX/XX57.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: As per Mortgage, there is PUD rider available and appraisal report is missing from the loan file; however, the subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.07%   Comment: Total Debt / Legal Balance per Payment History xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between borrower “xx” and lender “xx” on xx. According to the modified terms, the lender has agreed to defer the amount of xx, which includes principal reduction in the amount of xx and unpaid arrears of xx. In addition to this, the lender has agreed that this deferred balance is eligible for conditional forgiven. Upon borrowers successful payment of 12 consecutive on time payments, the lender agrees to wave the deferred unpaid balance by xx, reducing the total deferred balance to xx. Upon borrowers successful payment of 24 consecutive on time payments, the lender agrees to wave the deferred unpaid balance by xx, reducing the total deferred balance to xx. Upon borrowers successful payment of 36 consecutive on time payments, the lender agrees to wave the deferred unpaid balance by xx, reducing the total deferred balance to xxhis principal forgiven amount exceeds 2% of modified balance.
The seller tape data for payment history as of XX/XX/XX18 still shows deferred balance in the amount of xx. Unable to determine whether the deferred balance has been for forgive or not."	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. The comment history is available fromXX/XX/XX17 toXX/XX/XX19. We require the latest 24 months comment history. It is missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17 and 1XXX/XX18 to XX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3)     "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports the claim amount is xx. No comments indicating a cram down."
* MI, FHA or MIC missing and required (Lvl 3) "The MI Certificate is missing from the loan file."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA APR test.
TILA APR Test: Loan Data 0.000% Comparison Data 8.027% Variance -8.027%.
The annual percentage rate (APR) is 8.027%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Nevada state. The “Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application” state disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final Truth In Lending Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "The settlement date as per HUD-1 isXX/XX/XX06, which is later than Note date 6XX/XX06."
* Missing Appraisal (Lvl 2)     "The Appraisal report at the time of origination is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80999052	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$978.82	$1,426.88	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.420%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$61,454.30	Not Applicable	5.000%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
Three active HOA liens against the subject property in the amount of xxrespectively.
There is active state tax lien or warrant against the subject borrower held by xx. However, amount of this lien is not specified.
There is active civil judgment against the subject borrower in the amount of xx.
Annual county taxes for the year of xx have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history is available fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX19 the loan is in active collections. Review of the payment history is available fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19Current UPB reflects in the provided payment history is in the amount of xx. Loan Modification agreement was made between borrower xx. The borrower had given promise to pay the UPB of xx with interest rate of 5.500 % with P&I of xx with fixed amortized type and it was beginning from first payment date on xx and ends with the maturity date of 8XX/XX57. There was a trial modification period of 12 months beginning from 9XX/XX17 to 8XX/XX18. Upon default of this new loan modification, the borrowers had agreed to stipulate to foreclosure and waive their right to all defenses.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xx and xx on effective date of xx.
The borrower had given promise to pay the UPB of xx with interest rate of 5.500 % with P&I of xx with fixed amortized type and it was beginning from first payment date on 9XX/XX17 and ends with the maturity date of 8XX/XX57.
There was a trial modification period of 12 months beginning from 9XX/XX17 to 8XX/XX18. Upon default of this new loan modification, the borrowers had agreed to stipulate to foreclosure and waive their right to all defenses.
Loan Program Info Disclosure Origination Appraisal Final Truth in Lending Discl. Affiliated Business Disclosure Notice of Servicing Transfer Missing Required State Disclosures	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: As per tape data, borrower last name is xx However, review of the available loan files states that it is Falls Jr.&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data, current foreclosure doc locator is No. However, review of the available loan files states that it is AMIP_PRP RPL3 SVC 030119.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxx2   Variance %: 0.82%   Comment: As per tape data, escrow balance per payment history is xx. However, review of the available loan files states that it is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per tape data, loan amortization type is ARM. However, review of the available modification agreement states that it is fixed.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 14%   Tape Value: 1.0%   Variance:    Variance %: 12.99%   Comment: As per tape data, max rate at first adjustment is 1.000%. However, review of the available loan files states that it is 13.990%.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 11%   Tape Value: 300%   Variance:    Variance %: -289.01%   Comment: As per tape data, min rate at first adjustment is 300.000%. However, review of the available loan files states that it is 10.990%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per tape data, currently delinquent month is 0. However, review of the available loan files states that it is 1.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 110000000000   Tape Value: 000000000001   Variance:    Variance %:    Comment: As per tape data, payment history string is 0000000000001. However, review of the available loan files states that it is 110000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000011   Tape Value: 100000000000   Variance:    Variance %:    Comment: As per tape data, reversed payment history string is 1000000000000. However, review of the available loan files states that it is 000000000011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Sales Price (HUD-1 Line 101)   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data, sales price (HUD-1 line 101) is xx However, review of the available loan files states that it is not applicable.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX57   Tape Value: 7XX/XX37   Variance: -7336 (Days)   Variance %:    Comment: As per tape data, stated maturity date is 7XX/XX37. However, review of the available loan files states that it is 8XX/XX57.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data, total debt / legal balance per payment history is xx. However, review of the available loan files states that it is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data, unpaid current principal balance (UPB) per payment history is xx. However, review of the available loan files states that it is xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from 0XXX/XX17 to XX/XX/XX17."
* Active State Tax Lien Judgement. (Lvl 3) "According to the updated title report dated XXX/XX19, there is active state tax lien or warrant against the subject borrower held by “xx” and was recorded on xx. However, amount of this lien is not specified. Final title policy at the origination does not reflect this lien is as open."	* XXX TILA Test Failed (Lvl 2) "TILA APR Test is fail. Loan data is 0.000% and comparison data is 11.114% . Hence the variance is -11.114% ."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan files."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan files."
* Missing Appraisal (Lvl 2)     "Appraisal report at the origination is missing from the loan files."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan files."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan files."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan files."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is “Moderate” due to TILA APR Test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Kentucky. The state disclosures are missing from the loan file.
1) Fair Housing Notice
2) Homeownership Protection Center Disclosures
																																																																																								3) Notice of Free Choice of Agent or Insurer"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Fail	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39764448	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$1,942.56	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.590%	xx	xx	xx	xx	$xx	HELOC	Revolving	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	51.843%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$108,160.44	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	xx
1. There are two UCC liens against the borrower in the favor of xx respectively.
The combined annual taxes have been paid off in amount of xx
No prior delinquent taxes have been found.
The review of updated title report shows that the property was foreclosed by HOA lien in year xx. Now ownership of subject property is with borrower.
Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.5% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx. The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.	Collections Comments:According to the servicing comment dated XX/XX/XX18, the subject property was damaged due to hurricane, did not do too much damage but they are trying to get current. Further details regarding the damages are not available. Hence, we are unable to confirm whether the damages are repaired or not.

Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.5% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx.  The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.

The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX17 and the new maturity date will be XX/XX/XX47. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.

Review of loan file and collection comment stated that the foreclosure was initiated in xx. The loan was referred to attorney on xx. No further information available about foreclosure.

No evidences have been found regarding bankruptcy filing.
Foreclosure Comments:Review of loan file and collection comment stated that the foreclosure was initiated in xx. The loan was referred to attorney on xx. No further information available about foreclosure.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between “xx" and lender ‘xx’ (Lender) effective date is xx. The first modified payment is still due for the date of XX/XX/XX17 and the new maturity date will be XX/XX/XX47. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.	Notice of Servicing Transfer Final Truth in Lending Discl. Origination Appraisal Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Current foreclosure doc locator xx. Tape Source: Initial Tape Type:
Field: Mos Currently Delinquent   Loan Value: 3   Tape Value: 4   Variance: -1   Variance %: -0.25%   Comment: Mos Currently delinquent 3 however the tape data shows 4.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential ? Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0mmmmm222122   Tape Value: 901122122234   Variance:    Variance %:    Comment: Payment history string is 2221122220012.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 221222mmmmm0   Tape Value: 432221211109   Variance:    Variance %:    Comment: Payment History String Reversed is 210022211222. however the tepa shows 4322222121109.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX47   Tape Value: 9XX/XX37   Variance: -3682 (Days)   Variance %:    Comment: Stated maturity date is 1XXX/XX47 and tape data shows 9XX/XX37.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -2.00%   Comment: Suspense balance per payment history is (xx).   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.03%   Comment: Total Debt / Legal balance per payment history shows xx and tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.04% Comment: Unpaid current principal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 to XX/XX/XX17 and XX/XX/XX18 to XX/XX/XX19; however we require latest 24 months complete comment history. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17 and XX/XX/XX17 to XX/XX/XX17."
* Payment History is not Complete (Lvl 3) "“The latest payment history is available from XX/XX/XX18 to XX/XX/XX18. However, we require complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of Servicing Transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of loan origination is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.888%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Property Damage (Lvl 2)     "According to the servicing comment dated XX/XX/XX18, the subject property was damaged due to hurricane, did not do too much damage but they are trying to get current. Further details regarding the damages are not available. Hence, we are unable to confirm whether the damages are repaired or not."
* Missing Required Disclosures (Lvl 2)     "List of Service provider disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NC State; however, required state disclosures are missing from loan file.
1.Amortization Schedule Disclosure
2.Credit Property Insurance Disclosure
3.Fee Agreement
4.Priority of Security Instrument Disclosure
5.Attorney Selection Disclosure"
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "XXX Risk Indicator is Moderate due to TILA failed for APR test."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	36239236	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$768.67	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	Yes	59.896%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$187,072.78	$22,072.78	5.500%	xx	XX/XX/XX18	Financial Hardship	xx. There is an active junior civil judgment against the borrower xx. The county first and second installment taxes for the year of xx have been paid in the total amount of xx No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The loan has been modified once since origination on xx	Collections Comments:According to the servicing comments, the loan is in active foreclosure. According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The loan has been modified once since origination on xx. According to the modified terms, the new principal balance is xx out of which xx will be deferred. The servicer agrees to forgive the amount of xx. The modification has been further amortized into 3 steps. Currently, the borrower has been making payments as per the first step of the modification with the rate of interest 2.166% and P&I xx beginning from 1XXX/XX16 for 60 months. The amount of xx will be paid at the maturity on 1XXX/XX56 as a balloon payment. No post-closing bankruptcy activity has been found. As per the collection comment datedXX/XX/XX18, the foreclosure was initiated in xx. The foreclosure file referred to an attorney on xx. No further details have been found. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available.
Foreclosure Comments:As per the collection comment datedXX/XX/XX18, the foreclosure was initiated in xx. The foreclosure file was referred to an attorney on xx. No further details have been found.
Bankruptcy Comments:Not Applicable	The loan has been modified once since origination on xx between the borrower xx and the xx. According to the modified terms, the new principal balance is xx out of which xx will be deferred. The servicer agrees to forgive the amount of xx. The modification has been further amortized into 3 steps. Currently, the borrower has been making payments as per the first step of the modification with the rate of interest 2.166% and P&I xx beginning from 1XXX/XX16 for 60 months. The amount of xx will be paid at the maturity on 1XXX/XX56 as a balloon payment.	Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Performing   Variance:    Variance %:    Comment: According to the servicing comments, the loan is in active foreclosure.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000110101321   Tape Value: 000110131321   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: Updated with Note and additional documents in loan file&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX56   Tape Value: XXX/XX37   Variance: -7182 (Days)   Variance %:    Comment: Updated due to the latest Modification&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Updated per Payment History&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification agreement consists of Forgiven amount.
As per the loan modification agreement dated xx , the new modified balance is xx out of which xx will be deferred. The amount of xx has been forgiven by the lender which exceeds 2% of the modification amount."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX07 as an FHA loan with case # xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The collection comments are available from 6XX/XX17 to XX/XX/XX18. However, we require a complete 24 months of collection comments. The collection comments are missing from XXX/XX17 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia State. The following required state disclosures are missing from the loan file.
1. VA Application Disclosure
2. Choice of Settlement Agent Disclosure
3. Disclosure of Charges for Appraisal or Valuation
																																																																																								4. Copy of Appraisal or Statement of Appraised Value"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75679870	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$5,428.13	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.200%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX17	$148,861.62	Not Applicable	4.000%	xx	XX/XX/XX17	Financial Hardship	xx No active liens and judgments have been found. The 2nd installment county taxes of xx have been due in the amount of xx All prior taxes have been paid.	According to the payment history as ofXX/XX/XX19, the borrower is current with the mortgage payments and the next due date is XXX/XX19 .The last payment was received on XXX/XX19 and P&I in the amount of xx which was applied on XXX/XX19 with interest rate of 6.00% and PITI is in the amount of xx.	Collections Comments:The borrower is current with the mortgage payments and the next payment is due for XXX/XX19.
The loan was last modified onXX/XX/XX18 with new UPB in the amount of xx. The current interest rate is 6.00% and P&I is xx.
As per servicing comment dated XX/XX/XX18, the loan has been referred to an attorney for foreclosure. The notice of trustee's sale attached to the updated title report shows that the foreclosure sale was last scheduled for xx. However, the foreclosure action was later put on hold due to loss mitigation. The loan was modified on xx.
The borrower xx” had deceased onxx.
The property has been occupied and no evidence of any damage or repair pertaining to the subject property has been found.

Foreclosure Comments:As per servicing comment dated XX/XX/XX18, the loan has been referred to an attorney for foreclosure. The notice of trustee's sale attached to the updated title report dated shows that the foreclosure sale was last scheduled for xx. However, the foreclosure action was later put on hold due to loss mitigation. The loan was modified on xx. No further actions have been found.

Bankruptcy Comments:Not Applicable	The loan modification agreement was made between the borrower xx and lender xx. According to the modified terms, the new principal balance is in the amount of xx. The borrower promises to the new UPB with the interest at the rate of 6.000 % from 9XX/XX18. The new maturity date will be 8XX/XX48.	Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: The foreclosure was not initiated. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no Meg. AMort Potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000004444444   Tape Value: 345678900000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444400000   Tape Value: 000009856543   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX48   Tape Value:XX/XX/XX38   Variance: -3825 (Days)   Variance %:    Comment: The stated maturity date is 8XX/XX48.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The total debt/legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Deceased Borrower(s) (Lvl 3) "The borrower “xx” had deceased on xx and the death certificate is located at "xx"."
* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, 7XX/XX18 to XX/XX/XX18 and 1XXX/XX18 toXX/XX/XX19. Hence, the servicing comments are missing from XXX/XX17 toXX/XX/XX17, XXX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18 as we require latest 24 months servicing comments."	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan failed the prepayment penalty term test.
The loan charges a prepayment penalty with a term exceeding 3 years."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Washington State. The following required state disclosures are missing from the loan file.
1.Construction Lien Disclosure
2.Mortgage Loan Servicing Disclosure
3.Choice of Insurance Notice
4.Purchase Money Residential Mortgage Loan Closing Valuation Disclosure
5.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65848109	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Second	xx	$0.00	$1,211.00	9XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	39.415%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$141,616.49	Not Applicable	4.000%	xx	XX/XX/XX15	Financial Hardship	xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There is Child Support lien against the borrower which is in the amount of xxrecorded on xx.
Annual county taxes for the year of xx  have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history dated fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 8XX/XX18, and the next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX19 the loan is in active collections, Review of the payment history dated fromXX/XX/XX17 toXX/XX/XX19 states that the borrower has been delinquent for more than 120 days. The last payment was received in the amount of xx which was applied to due date 8XX/XX18, and the next due date is 9XX/XX18. Current UPB reflects in the provided payment history is in the amount of xx. Loan Modification agreement was made between borrower and lender on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 2.000% with P&I of xx with fixed amortized type and it was beginning from first payment date on XXX/XX13 and ends with the maturity date of 1XXX/XX52 .
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower and lender on effective date of xx The borrower had given promise to pay the UPB of xx with interest rate of 2.000% with P&I of xx with fixed amortized type and it was beginning from first payment date on XXX/XX13 and ends with the maturity date of 1XXX/XX52 .	Final Truth in Lending Discl. Credit Application Missing Dicsloures Missing Required State Disclosures Affiliated Business Disclosure	Field: Borrower #1 Middle Name Loan Value: xx Tape Value: xx |---| |----| Comment: B1 middle name is xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 120 (Days)   Variance %:    Comment: Doc date of last modification is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan amortization type is fixed.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 13%   Tape Value: 1.0%   Variance:    Variance %: 11.65%   Comment: Max rate at first adjustment is 12.650%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 9.7%   Tape Value: 300%   Variance:    Variance %: -290.35%   Comment: Min rate at first adjustment is 9.650%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 3   Tape Value: 4   Variance: -1   Variance %: -0.25%   Comment: Mod currently delinquent is 3.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 443214444444   Tape Value: 450123401234   Variance:    Variance %:    Comment: payment history string is 444444444444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444412344   Tape Value: 432104301054   Variance:    Variance %:    Comment: payment history string reversed is 444444444444.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.36%   Comment: Principal balance stated in Mod is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX52   Tape Value: 8XX/XX37   Variance: -5540 (Days)   Variance %:    Comment: Stated maturity date is 1XXX/XX52.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Total Forgiven Principal Amount Loan Value: xxx Tape Value: xx Variance: xx Variance %: -1.00% Comment: Total forgive principal amount is xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from 6XX/XX17 toXX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from XXX/XX17 toXX/XX/XX17 and XXX/XX18 toXX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Variation in Parcel number(APN#) (Lvl 2)     "According to the updated title report dated XXX/XX19 There is a discrepancy in Parcel Number between Mortgages and Tax Card. Mortgage Stating Parcel number as "xx" but Tax Card Stating Parcel Number as "xx"."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The XXX risk indicator is “Moderate” due to the TILA APR test, GSE Predatory Lending Guidance and GSE Points and Fees Test:"
* XXX TILA Test Failed (Lvl 2)     "TILA APR Test is fail. Loan data is 0.000% and comparison data is 10.338%. Hence the variance is -10.338%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at California state. The following state disclosures are missing from the loan file.
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Earthquake Disclosure forCondominiums
5. Hazard Insurance Disclosure
6. Insurer RecommendationDisclosure
7. CA Fair Lending Notice
8. Anti-Tying Disclosure
9. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The affiliated business form is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	15992986	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$1,625.63	$1,226.21	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	41.423%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX11	$97,928.74	Not Applicable	4.250%	xx	XX/XX/XX11	Financial Hardship	xx No active judgments or liens have been found. Annual taxes for xxhave been paid in the total amount xx	The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date isXXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date XXX/XX9. The current P&I is xx and rate of interest is 6.875%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date isXXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date XXX/XX9. The current P&I is xx and rate of interest is 6.875%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx.
Available servicing comment and documents in file reveal that loan is in foreclosure since xx.  Foreclosure complaint was filed on xx and the lis pendens was filed on same day. Collection comment datedXX/XX/XX17 states that lender had approved  to accept the funds and sent request to dismiss the foreclosure. The payment history as ofXX/XX/XX19 shows borrower making payments regularly.
There is no bankruptcy filing found by borrower.
According to collection comment, no damages or repairs have been found.
Latest BPO report is not available in the loan file.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx.  Foreclosure complaint was filed on xx and the lis pendens was filed on same day. Collection comment datedXX/XX/XX17 states that lender had approved  to accept the funds and sent request to dismiss the foreclosure. The payment history as ofXX/XX/XX19 shows borrower making payments regularly.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx (Borrower) and xx on xx with the new modified unpaid principal balance is xx. Lender had decreased the principal balance in the amount of xx. The interest bearing amount was xx with step rate starting interest rate was 5.187% and the modified P&I was xx beginning on 6XX/XX13. The step rate was in 5 steps ending at rate 9.00% and P&I will be xx applicable from 6XX/XX21 to maturity date 5XX/XX53.	Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer Missing Required Disclosures	Field: Corporate Advances: Recoverable per Payment History Loan Value: xx Tape Value: xx |---| xxx4 |----| -0.00% Comment: Per payment history corporate advances amount reflects xx&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: zz   Tape Value: No   Variance:    Variance %:    Comment: Collection Comment doc locator.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: Borrower is making payments regularly.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xxxx   Variance: xx   Variance %: -1.00%   Comment: Per payment history escrow amount reflects xxxxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Per most recent modification amortization reflects graduated rate mortgage.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: Per payment history reflects loan is current as ofXX/XX/XX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 010000001011   Variance:    Variance %:    Comment: Per payment history datedXX/XX/XX: loan is current with 1xxx rolling late.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 110100000010   Variance:    Variance %:    Comment: Per payment history datedXX/XX/XX: loan is current with 1xxx rolling late.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX53   Tape Value: 1XXX/XX37   Variance: -5660 (Days)   Variance %:    Comment: Per the most recent modification maturity date reflects 5XX/XX53   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Per payment history suspense amount reflects xx   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Per payment history total debt amount reflects xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Per payment history UPB amount reflects xx&#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between xx (Borrower) andxx on xx with the new modified unpaid principal balance is xx. Lender had decreased the principal balance in the amount of xx. Which exceeds 2% of modified balance."	* Foreclosure case has been dismissed (Lvl 3) "Available servicing comment and documents in file reveal that loan is in foreclosure since xx Foreclosure complaint was filed on xx with case #xx and the lis pendens was filed on same day. Collection comment datedXX/XX/XX17 states that lender had approved to accept the funds and sent request to dismiss the foreclosure. The payment history as ofXX/XX/XX19 shows borrower making payments regularly."
* Written or verbal dispute (Lvl 3)     "According to collection comment datedXX/XX/XX18, the foreclosure fee dispute was received on xx. This fee was forwarded to lender to review and advise. Comment datedXX/XX/XX18 states that borrower was quoted a reinstatement amount of xx as of xx on xx.  The borrower did not reinstate in full so additional foreclosure fees were incurred.  The borrower can pay down the fees whenever they can. No further details have been found."
* Title issue (Lvl 3) "ISAOA / It's successors and or assigns clause is missing in Short form title policy."	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.""
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure are missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of Servicing transfer disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	32608718	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,933.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	7.950%	xx	xx	xx	xx	$xx	Conventional	Fixed	60	Purchase	xx	xx	Full Documentation	No	xx	xx	0.250%	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	40.443%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$325,000.00	$341,339.88	5.000%	xx	XX/XX/XX17	Financial Hardship	xx There are no active judgments or liens found. First and Second county taxes of 2018 have been paid in the amount of xx No prior years of delinquent taxes have been found.	As per the review of payment history as of XX/XX/XX19, the borrower is currently delinquent for 2 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of 594.48 which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement. The loan has been modified, this Step modification agreement was signed between the borrower xx. The Unpaid principal Balance is xx with interest rate of 2.918% which steps up in 2 steps ending at 3.420%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX16. The maturity is dated on XX/XX/XX54. The deferred balance is xx. Hence, the interest bearing amount is xx. According to comment dated XX/XX/XX19, the reason for default is the illness of borrower xx. Further details are not available. The collection comments are available till XX/XX/XX19. According to comment dated XX/XX/XX17, the subject property is owner-occupied. No comments have been found indicating damages and repairs to the subject property.
Foreclosure Comments:The foreclosure was initiated and referred to an attorney. According to the Order Confirming Sheriff's sale, the sale has been scheduled for xx. Further details are not available. The collection comments are available till XX/XX/XX19.
Bankruptcy Comments:The borrower xx	This Step modification agreement was signed between the borrower xxand the lender xx on xx. The Unpaid principal Balance is xx with interest rate of 2.918% which steps up in 2 steps ending at 3.420%. The borrower promises to pay the monthly P&I of xx beginning from XX/XX/XX16. The maturity is dated on XX/XX/XX54. The deferred balance is xx. Hence, the interest bearing amount is xx.	Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower(s) filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Order Confiming Sale   Tape Value: No   Variance:    Variance %:    Comment: The values are Updated as per Order Confirming Sale.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per paymnet historythe borrower is delinquent from 1 month   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note there is no negative amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444322010111   Tape Value: FF0101012223   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444322010111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111010223444   Tape Value: 3222101010FF   Variance:    Variance %:    Comment: The Payment History String reversed is 111010223444.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX54   Tape Value: 6XX/XX34   Variance: -7397 (Days)   Variance %:    Comment: The Note reflects the stated maturity date is 9XX/XX54.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: AS per payment history Total Debt / Legal Balance per Payment History xx&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX17 to XX/XX/XX17, from XX/XX/XX18 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18 and from XX/XX/XX19 to XX/XX/XX19. However, we require the latest 24 months of collection comments. The collection comments are missing from XX/XX/XX17 to XX/XX/XX17, from XX/XX/XX18 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18 and from XX/XX/XX18 to XX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Settlement date is different from note date (Lvl 2)     "As per Note, the note date is XX/XX/XX04. However, final HUD-1 shows the settlement date is XX/XX/XX04."
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "As per Note, the note date is XX/XX/XX04.  Final HUD-1 shows the settlement date is XX/XX/XX04. However, ROR transaction date is XX/XX/XX04 which is inconsistent from Note and HUD-1."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule-D of a voluntary petition dated xx shows that the Value of collateral is xxand amount of claim is xx Hence, the unsecured portion is xxhe debtor and joint debtor were discharged on xx."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	28864135	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,245.01	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	Unavailable	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.470%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$184,548.06	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	xx
There is an active civil judgment against the borrower, xx.
There is an active judgment against the borrower, xx.
There is judgment for municipal lien against the subject property in the favor of City of xx.
First installment of combined taxes for the year of xx has been paid in the total amount of xxon XX/XX/xx19 and second installment is due in the amount of xxon XX/XX/XX19.
According to the latest payment history as of XX/XX/XX19, the loan is currently performing and the borrower has been making regular payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated with the interest rate of 4.250 % and P&I of xx.
Collections Comments:The loan is currently performing and the borrower has been making regular payments. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated with the interest rate of 4.250 % and P&I of xx. No bankruptcy and foreclosure activity has been found in the loan file. The loan was modified on xx. As per the modified terms, the new principal balance is xx out of which xx is deferred principal balance. Hence, interest bearing balance is reflected in the amount of xx. There are four steps of interest rate. Borrower promises to pay P&I xx with the initial interest rate of 2.00% beginning from XX/XX/XX10. The modified maturity date is XX/XX/XX50. The loan was modified once since the origination. No latest BPO report has been found in the loan file. No comment pertaining damage to the subject property has been observed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This modification agreement was made on xx between the borrower, “xx” and the lender “xx”. As per the modified terms, the new principal balance is xx out of which xx is deferred principal balance. Hence, interest bearing balance is reflected in the amount of xx. There are four steps of interest rate. Borrower promises to pay P&I xx with the initial interest rate of 2.00% beginning from XX/XX/XX10. The modified maturity date is XX/XX/XX50. The loan was modified once since the origination.	Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancy. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is mo Neg.Amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000011111111   Tape Value: 111111111100   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000011111111.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111110000   Tape Value: 001111111111   Variance:    Variance %:    Comment: The Payment History String reversed is 1111111110000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX50   Tape Value: 9XX/XX37   Variance: -4809 (Days)   Variance %:    Comment: As per stated maturity date is 1XXX/XX50.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.57%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx Tape Source: Initial Tape Type:	B	* Water/Sewer Taxes (Lvl 3) "According to the updated title report dated XX/XX/XX19, there is judgment for municipal lien against the subject property in the favor ofxx for the amount of xx which was recorded on xx.
The subject property is located in Virginia State."
* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX17 to XX/XX/XX19. However, we require latest 24 months collection comments. Servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Virginia. The below required state disclosures are missing from the loan file.
VA Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value"
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Settlement date is different from note date (Lvl 2) "The subject mortgage was originated on XX/XX/XX07. However, according to final Hud-1, the settlement date is XX/XX/XX07."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60024844	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,185.69	8/XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	No	Yes	59.680%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$86,445.58	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	xx

1. There is IRS lien against the borrower in amount of xxwhich was recorded on xx
2. The county taxes for the year of xx are delinquent in the combined amount of xxwhich was due on XX/XX/xx18.
The combined annual taxes have been paid off in amount of xx
Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.00% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx and tape data is showing the deferred balance of xx.  The Borrower is making the payment as per the modification terms that would be 5.00% and modified P&I xx.
Collections Comments:As per collection comment the subject property is occupied and no visible damages/repairs have been found. The latest BPO inspection report is not available to verify the current condition of subject property.

Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.00% for the due date of XX/XX/XX19. The next due date is XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx and tape data is showing the deferred balance xx.  The Borrower is making the payment as per the modification terms that would be 5.00% and modified P&I xx.

The loan modification agreement was made between “xx" and the new maturity date will be XX/XX/XX47. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.00% and modified P&I xx.
The document is showing that lender has agreed to waive the remaining arrears in the amount of xx.

Review of collection comment stated that the foreclosure was initiated in xx. The foreclosure file was referred to attorney. The document (xx) complaint was filed on xx. However, the final judgment was entered on xx. No further information is available about foreclosure file. Currently loan is performing.

No evidences have been found regarding bankruptcy filing.

Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in xx. The foreclosure file was referred to attorney. The document (xx) complaint was filed on xx. No further information is available about foreclosure file. Currently loan is performing.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between “xx" borrower and lender ‘xx’ (Lender) effective date is xx. The first modified payment is still due for the date of XX/XX/XX17 and the new maturity date will be XX/XX/XX47. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.00% and modified P&I xx.
The document is showing that lender has agreed to waive the remaining arrears in the amount of xx.
Notice of Servicing Transfer Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Current foreclosure yes. Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Mod in file not executed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: Taken from history.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Taken from Doc.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010111111100   Tape Value: 001111122101   Variance:    Variance %:    Comment: Payment history string is 001111111010.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001111111010   Tape Value: 101221111100   Variance:    Variance %:    Comment: Payment history string reversed is 001111111010.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX47   Tape Value: 1XXX/XX38   Variance: -3134 (Days)   Variance %:    Comment: Stated maturity date is XX/XX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Taken from history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Forgiven Principal Amount   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Mod in file not executed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX08 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX18 and XX/XX/XX18 to XX/XX/XX19; however we require latest 24 months complete comment history. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX17 and XX/XX/XX18 to XX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "Updated title report dated XX/XX/XX19 shows that AOM which were recorded on xx, xx, and xx has wrong reference of subject mortgage. The mortgage reference shows instrument no. as xx but it should be xx. However, it can cure by adding the corrected instrument no. and re-recording of AOM."	* Title Review shows outstanding delinquent taxes (Lvl 2) "According to the updated title report dated XX/XX/XX19, the county taxes for the year 2017-2018 are delinquent in the combined amount of xxwhich were due on XX/XX/XX18."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "Review of updated title report dated XX/XX/XX19 shows that there is IRS lien against the borrower in amount of xx which was recorded on xx in the favor of "xx"."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service provider is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "The chain of assignment is incomplete; currently assignment is with 'xx’. The assignment should be with ‘xx’."
* DTI > 60% (Lvl 2)     "As per final application dated XX/XX/XX08, the borrower monthly income is xx and monthly expenses are given in the amount of xx. Hence the DTI ratio became 68.585%, which is greater than 60%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL State; however, required state disclosures are missing from loan file.
Anti-Coercion Notice
																																																																																								Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	18958847	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,266.73	8/XX/XX21	Not Applicable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	43.325%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$145,233.27	$18,569.04	2.166%	xx	XX/XX/XX16	Financial Hardship	xx. The chai of assignment has been completed. No active judgments or liens have been found. Second installment of xx combined taxes is due in the amount of xxNo prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received on XXX/XX19, the payment was applied for due date XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 5.500%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:The loan is performing. The borrower is making the payments regularly. The last payment was received on XXX/XX19 in the amount of xx and that was applied for the due date of XXX/XX19. The next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 5.500%. The borrower has been making payments as per the modification agreement. The loan was modified on xx with new modified principal amount ofxx with interest rate of 5.500 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is xx. No evidence of bankruptcy has been found. The foreclosure is currently on hold. As per available documents, the foreclosure was initiated on loan. The complaint was filed on xx. No comments have been found regarding the occupancy & condition of subject property.
Foreclosure Comments:The foreclosure is currently on hold. As per available documents, the foreclosure was initiated on loan. The complaint was filed on xx. No further details have been found.
Bankruptcy Comments:Not Applicable	The loan was modified on xx between the borrower xx and lender xx. The new modified principal balance as per modification is in the amount of xx with interest rate of 5.500 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is 9XX/XX47. The interest-bearing amount is xx and the deferred balance is xx which is eligible for forgiveness over 3 years. This loan was modified twice. The prior modification was made on xx.	Missing Required State Disclosures
HUD-1 Closing Statement
Credit Application
Notice of Servicing Transfer
Right of Rescission
Origination Appraisal
Final Truth in Lending Discl.
Affiliated Business Disclosure
Initial Escrow Acct Disclosure	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: The Note reflects the Borrower's Last Name as xx. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The Modification reflects the Loan Amortization Type as Fixed. The Original Note Amortization type was ARM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 14%   Tape Value: 1.0%   Variance:    Variance %: 12.55%   Comment: The Note reflects Max rate at first adjustment as 13.550%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 11%   Tape Value: 300%   Variance:    Variance %: -289.45%   Comment: The Note reflects Min rate at first adjustment as 10.550%.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Mod contains Balloon feature.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX47   Tape Value: 1XXX/XX37   Variance: -3561 (Days)   Variance %:    Comment: The Modification reflects Stated Maturity Date as 9XX/XX47.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total Debt / Legal Balance per Payment History xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. Collection comments are available from 0XXX/XX17 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from 05XX/XX17 to XX/XX/XX17, 1XXX/XX17 to XX/XX/XX18, 08XX/XX18 to XX/XX/XX18 and XXX/XX19 toXX/XX/XX19."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The Final HUD-1 along with estimated HUD-1 and itemization are missing from the loan file."
* Title issue (Lvl 3)     "In 2007 the subject mortgage was originated and both "xx" signed the mortgage. As per current vesting deed dated xx which was recorded on xx and Mortgage document which was recorded on xx the subject property is vested in the name of "xx". However, the final title policy is reflecting the only "xx"."
* Deceased Borrower(s) (Lvl 3) "The borrower "xx" had deceased on xx. The death certificate is located at "xx"."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in the Massachusetts state. The following state disclosures are missing from the loan file:

1.Lead-Based Paint Disclosure
2.Mortgage Loan Application Disclosure
3.Carbon Monoxide Alarms
4.MA Smoke Detector Certificate
5.Notice of the Specific Reason for Denial of Credit
6.Demonstration and Documentation of Compliance with Borrower’s Interest Requirement"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The Final Truth In Lending Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Account Disclosure is missing from the loan file."			Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	40269956	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,864.64	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.960%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$164,912.63	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx The chain of the assignment has been completed. There are no active judgments or liens found. The xx annual taxes are paid in the amount of xxNo delinquent taxes are found	Review of payment history as of dated XX/XX/XX19 shows that the borrower is making irregular payments. The loan payment is currently 1 month delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 8.500% with P&I in the amount of xx.
The borrower has been making payments as per the document located at “xx”.

Collections Comments:Collection comments available from XX/XX/XX14 till XX/XX/XX19 shows that the borrower is making irregular payments. The loan payment is currently 1 month delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX18. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 8.500% with P&I in the amount of xx.
The borrower has been making payments as per the document located at “xx”.
Collection comment dated XX/XX/XX16 shows that the foreclosure was initiated in the loan and was referred to attorney on xx
The current legal status of loan is bankruptcy.
The subject property is owner occupant with no visible damages or repairs.

Foreclosure Comments:Collection comment dated XX/XX/XX16 shows that the foreclosure was initiated in the loan and was referred to attorney on xx. however, the foreclosure process was put on hold due to bankruptcy filed by the borrower.
Bankruptcy Comments:The borrower xx
Not Applicable	Credit Application Mortgage Insurance Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: ARM Index Margin Percent Loan Value: 6.0% Tape Value: 600% |---| |----| -594.00% Comment: The Note reflects the ARM Index Margin Percent as 6.00% Tape Source: Initial Tape Type:
Field: Current Bankruptcy Arrearage Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.30%   Comment: As per current bankruptcy arrearage account xx   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: As per collection comments foreclosure comments are not found.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: Full Documentation   Tape Value: No Verification of Stated Income   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 1.5%   Variance:    Variance %: 10.75%   Comment: The note reflects maximum rate at first adjustment 12.250%&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.0%   Tape Value: 150%   Variance:    Variance %: -144.00%   Comment: The note reflects minimum rate at first adjustment 6.00%   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per payment history the borrower is currently delinquent from 1 month.   Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 7XX/XX19   Tape Value: 7XX/XX17   Variance: -730 (Days)   Variance %:    Comment: The Note reflects the Next Rate Change Date as 7XX/XX19.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 332232222222   Tape Value: 222222222223   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 332232222222222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222222232233   Tape Value: 322222222222   Variance:    Variance %:    Comment: The Payment History String reversed is 2222222232233.   Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 1.5%   Tape Value: 6.0%   Variance:    Variance %: -4.50%   Comment: As per note rate adjustment subsequent cap percent 1.500%   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: The Total Debt / Legal Balance per Payment History is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: The Unpaid Current Principal Balance (UPB) per Payment History is xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX14 till XX/XX/XX17 and from XX/XX/XX17 till XX/XX/XX19; however, as we require latest 24 months collection comments. Comment history is missing in between from XX/XX/XX17 till XX/XX/XX17."
* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX17 till XX/XX/XX19; however, as we require latest 12 months payment history. Payment history is missing in between from XX/XX/XX18 till XX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "The list of service provider document is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is xx which is greater than xx hence, MI certificate is required; however, it is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file"
* Operative index value is unable to confirm (Lvl 2)     "Unable to calculate operative index value from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at Texas, following disclosures are missing from the loan file.
TX Loan Agreement Notice
Commitment Requirement/Anti-Tying
TILA Disclosures in Spanish
Home Equity Consumer Disclosure
Home Equity Loan Interest and Fees Preclosing Disclosure
Home Equity Loan Copies of Documents
Home Equity Loan Rescission Notice
Fair Market Value of Homestead Property Acknowledgment
Home Equity Loan Notice of Address for Borrower Notification of Violation
Choice of Insurance Notice
Collateral Protection Insurance Disclosure
Non-Deposit Investment Product Disclosure Are there any promotional materials?
Insurance Solicitation/Post Commitment Requirement
Construction Loan Disclosure"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX risk indicator is moderate as the loan is failing for points and fees test and late fees test."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the points and fees test as;
GSE (xx public guidelines) Points and Fees Test: FAIL xxxx+xxThe points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxThis loan failed the late fees test as;
Late Fees Test: FAIL 6.000% 5.000% +1.000%
The loan has late fees that do not conform to the requirements for the lenders license type in the state where the property is
																																																																																								located."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4861882	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,839.46	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.650%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX12	$168,241.52	$0.55	2.000%	xx	XX/XX/XX13	Financial Hardship	xx There is an active mortgage prior to the subject mortgage against the subject property which was originated on xx. There are two active HOA liens against the subject property in the favor of xx. There is an active junior mortgage against the subject property which was originated on xx. The county annual taxes for the year of xx have been paid in the total amount of xx No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower has been making regular payments and the next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx.
The loan has been modified once since origination which was made on xx	Collections Comments:According to the servicing comments, the loan is in active bankruptcy.
According to the payment history as ofXX/XX/XX19, the borrower has been making regular payments and the next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx.
The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on xx. According to the modified terms, the new principal balance is xx, 532.09. The borrower promises to pay the amount of xx with the rate of interest 4.5% beginning from xx. The borrower promises to pay the amount of xx as a balloon payment at the maturity of the loan on 9XX/XX35.
As per the notice of trustee's sale attached with the updated title at xx, the subject property will be sold at the public auction on xx. The further actions are awaited.
As per the inspection report datedXX/XX/XX17 located at “xx”, the subject property was occupied by an unknown party with no damages or repairs.
Foreclosure Comments:As per the notice of trustee's sale attached with the updated title at xx, the subject property will be sold at the public auction on xx.
Bankruptcy Comments:xx. The further actions are awaited.	The loan has been modified once since origination. The borrower has been making the payments as per the modification which was made on xx between the borrower xx, xx and the lender xx. According to the modified terms, the new principal balance is xx, 532.09. The borrower promises to pay the amount of xx with the rate of interest 4.5% beginning from XXX/XX17. The borrower promises to pay the amount of xx as a balloon payment at the maturity of the loan on 9XX/XX35.	Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: FC Doc locator is xx Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: balloon due on maturity date   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan is fixed rate.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 4 (Days)   Variance %:    Comment: Appraisal date is xx   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX35   Tape Value: 1XXX/XX35   Variance: 30 (Days)   Variance %:    Comment: maturity date is 9XX/XX35   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Property is in a PUD   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: xx per pay history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: xx per pay history Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral for this claim is xx. Did not see comments indicating a cram down."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "According to the updated title report dated XXX/XX19, the subject mortgage is at second lien position as there is an active mortgage prior to the subject mortgage which was originated on xx with the lender xx for the amount of xx FA which was recorded on xx."
* Comment history is incomplete (Lvl 3)     "The collection comments are available fromXX/XX/XX17 toXX/XX/XX19. However, we require a complete 24 months of collection comments. The collection comments are missing from XXX/XX17 toXX/XX/XX17."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated onXX/XX/XX05 and recorded onXX/XX/XX05.
According to the updated title report dated XXX/XX19, there is an active mortgage prior to the subject mortgage in the favor of xx recorded on xx for the amount of xx.
Final HUD-1 shows payoff to xx for the amount of xx and xx respectively.
No release or satisfaction document has been found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed."	* Incorrect Property address on Note Document. (Lvl 2) "There is a variance in property address. The subject property address is mentioned on Special Joint Tenancy Warranty deed which was recorded on xx subject mortgage which was recorded on xx and an appraisal report dated xx is “xx”; however, the original note shows address of property as “xx”."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	7215582	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,017.36	8/XX/XX21	xx	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.190%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	54.973%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$80,311.76	Not Applicable	5.187%	xx	XX/XX/XX13	Financial Hardship	xx
No active judgments or liens have been found.
1st installment of city jurisdiction tax of 20XX/XX has been paid in the amount of xxonXX/XX/XX18.
2nd installment of city jurisdiction tax of 20XX/XX has been paid in the amount of xxon XX/XX/xx18.
3rd installment of city jurisdiction tax of 20XX/XX is due in the amount of xxonXX/XX/xx19.
4th installment of city jurisdiction tax of 20XX/XX is due in the amount of xxon 6XX/XX19.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.	Collections Comments:As per the review of the servicing comments, the loan is in the bankruptcy and the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.
The reason for default is unable to be determined from the latest collection comments. The loan has never been modified since origination.
xx.
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Credit Application
HUD-1 Closing Statement
Missing Required State Disclosures
Affiliated Business Disclosure
Final Truth in Lending Discl.
Right of Rescission
Title Evidence
Initial Escrow Acct Disclosure
Origination Appraisal	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 2.08% Comment: Current Bankruptcy Arrearage Amount data provided is 2320.61 However Audit Value shows as 7141.97 Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator data provided as No However Audit Value shows as Not Applicable   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Modification Contains Balloon Provision? data provided as No However Audit Value shows as Not Applicable   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg.Amort Potential? data provided as No However Audit Value shows as Not Applicable   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment: Appraisal report is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: Not Applicable   Tape Value: x   Variance:    Variance %:    Comment: Original Appraisal Date Data provided as 9XX/XX07 However Audit Value shows as Not Applicable   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Original Appraised Value Data provided as xx However Audit Value shows as Unavailable   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000111   Tape Value: 111110000000   Variance:    Variance %:    Comment: Payment History String data provided as 111110000000 However Audit Value shows as 444444444444&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111000000000   Tape Value: 000000011111   Variance:    Variance %:    Comment: Payment History String Reversed data provided as 000000011111 However Audit Value shows as 444444444444   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: Appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.08%   Comment: Total Debt / Legal Balance per Payment History data provided as 72308.45 However Audit Value shows as 78360.80   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: Unpaid Current Principal Balance (UPB) per Payment History data provided as 72308.45 however Audit Value shows as 71218.83 Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final title policy at origination is missing from the loan file and there is no commitment and the preliminary report found in the loan file either."	* Comment history is incomplete (Lvl 3) "The comment history is incomplete. However, we require the latest 24 months comments history. The comment history is missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 toXX/XX/XX18, 9XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-X/settlement statement and itemization of fees are missing from the loan file."	* Application Missing (Lvl 2) "Final 1003 (Application) is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1. Choice of Settlement Agent Disclosure
2. Copy of Appraisal or Statement of Appraised Value"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from loan file."
* Missing Appraisal (Lvl 2)     "Appraisal at the origination is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from loan file."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	90377587	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$265.67	8/XX/XX21	xx	No	Unavailable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.800%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	42.523%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$145,368.15	$24,768.65	2.918%	xx	XX/XX/XX16	Financial Hardship	xx Liens are as follows: There are 2 active HOA judgments with xx which was recorded on different dates. Annual combined taxes have been paid in the amount of xx No delinquent taxes have been found.	Review of the payment history provided from XXX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx on XXX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.250%.	Collections Comments:As per the collection comment and the updated title report, foreclosure process was initiated in the loan with the case#xx.
No further information is available to understand the current status of foreclosure process.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:As per the collection comment and the updated title report, foreclosure process was initiated in the loan with the case#xx.

No further information is available to understand the current status of foreclosure process.

Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: ARM Index Margin Percent Loan Value: 3.3% Tape Value: 325% |---| |----| -321.75% Comment: Note data was used Tape Source: Initial Tape Type:
Field: ARM Index Type   Loan Value: Treasury - One Year   Tape Value: Treasury - weekly - CMT   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 2.0%   Variance:    Variance %: 8.50%   Comment: Note data was used&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.5%   Tape Value: 200%   Variance:    Variance %: -193.50%   Comment: Note data was used&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Next Rate Change Date   Loan Value: 5XX/XX19   Tape Value: 5XX/XX17   Variance: -730 (Days)   Variance %:    Comment: Reviewer followed note data change instructions   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111110111111   Tape Value: 011111101111   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 111111011111   Tape Value: 111101111110   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Rate Adjustment Subsequent Cap Percent   Loan Value: 2.0%   Tape Value: 12%   Variance:    Variance %: -10.00%   Comment: Note data was used&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Low Rise Condo (1-4 Stories)   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.22%   Comment: System calculation differs from pay history data   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Most recent pay history data was used Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Comment History is available fromXX/XX/XX17 toXX/XX/XX17 and fromXX/XX/XX18 tillXX/XX/XX19. However, we require latest 24 months comments history. Comments are missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to 1XXX/XX17 and from XXX/XX19 tillXX/XX/XX19."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject property is at lower lien position as updated title report dated XXX/XX19, there are two HOA liens against the subject property in the combined amount of xx in the favor of “xx” which were recorded on different dates."
* Title Review shows major title concern (Lvl 3) "Updated title report dated XXX/XX19, there are two HOA liens against the subject property in the combined amount of xx in the favor of “xx” which were recorded on different dates. The subject property is located at “DC” state (super lien state) and there can be possibility of foreclosure due to these unpaid non mortgage liens. This can be cured by paying these liens with late charges and penalties."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required affiliated business disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "Updated title report dated XXX/XX19 shows that grantor, xx conveyed the subject property toxx through deed which was recorded on xx with Instr# xx; Later, xx conveyed the property to xx via deed which was recorded on xx with Instr#xxand same is reflecting in current vesting in the updated title report."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
DC Insurance Notice
Domestic Partner Disclosure"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74345695	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,032.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.634%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX10	$101,589.07	$31,657.74	2.000%	xx	XX/XX/XX10	Financial Hardship	xx
Active judgments and liens;
1) HOA lien has been found pending against the borrower xx
2) HOA lien has been found pending against the borrower xx
3) State tax judgment has been found pending against the borrower Jxx
4) Judgment has been found pending against the borrower xx
xx  County 1st Installment has been paid on XX/XX/XX18 in the amount of xxand 2nd Installment has been paid on 1XXX/XX18 in the amount of xx No prior years delinquent taxes found.
Review of the payment history provide by xx for the period from 4XX/XX16 till XX/XX/XX19 shows borrower is making payments regularly and loan is performing. The last payment received was in the amount of xx onXX/XX/XX19 for due date XX/XX/XX19. The next due date isXX/XX/XX19. Current UPB reflects in the provided payment history is in the amount of xx and current interest is 5.500%. The borrower is making payments as per loan modification agreement dated xx	Collections Comments:According to the collection comments dated XX/XX/XX19 and review of the payment history provide by xx shows loan is performing . The last payment received was in the amount of xx onXX/XX/XX19 for due date XX/XX/XX19. The next due date isXX/XX/XX19. Current UPB reflects in the provided payment history is in the amount of xx and current interest is 5.500%.Borrower is making his payments as per the modification agreement. Subject property is occupied by Owner and there are no damages or repairs reflected on the available servicing comments.
Available servicing comments fromXX/XX/XX17 till XX/XX/XX19 shows that foreclosure was initiated in the loan file Lender had been referral to foreclosure on xx and now currently loan is performing. According to PACER report and comment datedXX/XX/XX17 there is no active bankruptcy.
2018 County 1st Installment has been paid on XX/XX/XX18 in the amount of xx and 2nd Installment has been paid on 1XXX/XX18 in the amount of xx. No prior years delinquent taxes found.
Foreclosure Comments:The foreclosure was initiated and file was referred to attorney on xx. As per comment datedXX/XX/XX18 the foreclosure sale date was set for xx. However under loss mitigation efforts the borrower was offered a loan modification. Which was accepted by the borrower and the borrower signed it on xx. Currently the loan is performing and borrower is making regular payments as per modification agreement.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made betweenxx (borrower) and xx (lender) on xx. The new principal balance as per agreement is xx from which xx is deferred. Therefore the interest bearing amount is xx. The new interest rate is 5.50% and P&I is xx. The payments begin on 4XX/XX18 till new maturity date XXX/XX48. The loan was modified previously on XXX/XX12.	Affiliated Business Disclosure	Field: Borrower #2 First Name Loan Value: Not Applicable Tape Value: xx |---| |----| Comment: No second borrower&#xxD; Tape Source: Initial Tape Type:
Field: Borrower #2 Last Name   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: No second borrower   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value:xx   Tape Value: No   Variance:    Variance %:    Comment: Document locator   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: MOD Contains Balloon Provision   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: loan is performing   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Fixed Loan   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000004   Tape Value: FF0000000001   Variance:    Variance %:    Comment: Payment history string is 000000000004 &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 400000000000   Tape Value: 1000000000FF   Variance:    Variance %:    Comment: Payment history reverse string is 400000000000   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.62%   Comment: As per MOD agreement   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX48   Tape Value: 1XXX/XX36   Variance: -4108 (Days)   Variance %:    Comment: As per MOD maturity date is XXX/XX48   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per payment history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB is xx Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The Payment history is available from XX/XX/XX16 to XX/XX/XX19. However, we require latest 12 months Payment history. The Payment history is missing from XX/XX/XX18 to XX/XX/XX18."
* Title Review shows major title concern (Lvl 3)     "According to updated title report dated XX/XX/XX19 bellow 2 liens are open against the Borrower;
1)HOA lien has been found pending against the borrower xx and it was recorded on xx in the amount of xx and which is in the favor of xx.
2)HOA lien has been found pending against the borrower xx and it was recorded on xx in the amount of xx and which is in the favor of xx.
The subject property located in the state of Maryland and there is risk for property to be getting foreclosed due to above said unpaid non-mortgage lien. It can be cured by paying off with accrued interest and late charges."
* Junior lien 2 started foreclosure, needs further investigation (Lvl 3)     "As per updated title report dated XXX/XX19 there is a record of Foreclosure (civil judgment) found againstxx recorded on xx. The plaintiffs are xx."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage lien position is lower lien position as there are 2 liens found pending against the Borrower;
1) HOA lien has been found pending against the borrower xx and it was recorded on xx in the amount of xx and which is in the favor of xx.
2) HOA lien has been found pending against the borrower xx and it was recorded on xx in the amount of xx and which is in the favor of xx"
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 toXX/XX/XX19. However, we require latest 24 months collection comments. The servicing comments are missing in between the period from 03-22-2017 to 7-30-2017/ 02-01-2018 to 02-28-2018/ 12-01-2017 to 12-31-2017 / 09-01-2018 to 09-30-2018."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "Updated title report reveals there is one state tax judgment against the borrower xx and it was recorded on xx in the amount of xx which is in the favor of xx."
* XXX TILA Test Failed (Lvl 2)     "TILA Foreclosure Rescission Finance Charge Test: FAIL  Loan Data xx  Comparison Data xx  and Variance is -xxx6"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE result is Moderate because this loan has failed TILA Foreclosure Rescission Finance Charge Test."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Required Affiliated Business disclosure is missing from loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	11362587	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$1,427.57	$1,256.85	8/XX/XX21	xx	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Yes	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	68.585%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$200,000.00	$38,435.65	5.000%	xx	XX/XX/XX17	Financial Hardship	xx . The chain of assignment has been completed.
There is an IRS Lien in the amount of xx.
xx
Annual combined tax for the year of 2018 has been paid on XX/XX/xx18, in the amount of xx
No prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX19, the borrower has been delinquent for 0 months. The last payment was received on XX/XX/XX19 that was applied for the due date of XXX/XX19 and the next due date for the payment is XX/XX/XX19. The P&I is in the amount of xx. and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.
Collections Comments:As per the review of the comments, the loan is in Bankruptcy and the borrower has been delinquent for 0 months. According to the payment history as ofXX/XX/XX19, the borrower has been delinquent for 0 months. The last payment was received on XX/XX/XX19 that was applied for the due date of XXX/XX19 and the next due date for the payment is XX/XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.The borrower has been making payment as per Note.
The reason for the default is Unemployment. The subject property has been occupied by the owner.
The borrower had filed Bankruptcy under chapter-xx
No damages or repair have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed Bankruptcy under chapter-xx	Not Applicable	Affiliated Business Disclosure Origination Appraisal Missing Required State Disclosures Initial Escrow Acct Disclosure Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Foreclosure was not initiated. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: Current Legal Status is Collections. However, the tape data reflects Bankruptcy.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Modification has not been done.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is Not Applicable. However, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Original Appraised Value   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100000000   Tape Value: 111200001011   Variance:    Variance %:    Comment: Payment History String is 00010100000000000. However, the tape data reflects 11121200001011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001000   Tape Value: 110100012111   Variance:    Variance %:    Comment: Payment History String Reversed is 00000000000000. However, the tape data reflects 11010110001211.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: Total Debt/ Legal Balance per Payment History is xx. However, the tape data reflects xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance per Payment History is xx. However, the tape data reflects xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX09 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the TILA right of rescission test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Right of Rescission Test: Result:FAIL.

This loan failed the TILA right of rescission test.
Closed-end The funding date is before the third business day following consummation.
The consumer may exercise the right to rescind until midnight of the third business day following consummation, delivery of the notice required by 12 CFR §1026.23 or §1026.15, or delivery of all material disclosures, whichever occurs last."
* State Tax Judgment (Lvl 2)     "The review of the updated title report dated XX/XX/XX19, There are two State tax Liens total in the amount of xxin the favor of  Utah State Tax Commission."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at UT State. The following state disclosures are missing from the loan files.
..?Fee Disclosure
..?Loan Application Notice
..?Servicer Disclosure
..?Notice of Change of Terms For Open-End Consumer Credit Contract
..?Disclosure of Debtor’s Waiver of Class Action."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Acct Disclosure is missing from the loan file."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "The review of the updated title report dated XX/XX/XX19, There is an IRS Lien in the amount of xx in the favor of  xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of Services Providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	70934397	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Massachusetts	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,320.36	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.550%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$207,000.00	$32,503.74	5.500%	xx	XX/XX/XX17	Financial Hardship	xx No active liens and judgments have been found against the borrower. Combined taxes for the year of 2019 have been paid in the amount of xx No prior delinquency has been found. The notice of lis pendens was recorded on xx against the borrower xx.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payment . The last payment was received onXX/XX/XX19 which was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 5.250%. The UPB reflected as per the payment history is in the amount of xx.The borrower had made the last payment as per the modification made on xx	Collections Comments:The loan is currently performing. No comments regarding the foreclosure and bankruptcy have been found. According to the payment history as ofXX/XX/XX19, the borrower is making a regular payment. The last payment was received onXX/XX/XX19 which was applied for the due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx with an interest rate of 5.250%. The UPB reflected as per the payment history is in the amount of xx.The borrower had made the last payment as per the modification made on XX/XX/XX18. The loan has been modified since the origination. The modification agreement was made between the lender xx. The new principal balance as per modification is xx.The first payment was due on xx and the maturity date is XX/XX/XX48. The monthly P&I is in the amount of xx with an interest rate of 5.250%. The modification does not contain balloon payment and forgiven amount. The loan has not been modified prior to this. The subject property is owner occupied and is in average condition. No comments have been found regarding the repair or damage.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between the lender xx and the borrower xx on xx.The new principal balance as per modification is xx.The first payment was due on 8XX/XX18 and the maturity date is XX/XX/XX48.The monthly P&I is in the amount of xx with an interest rate of 5.250%. The modification does not contain balloon payment and forgiven amount. The loan has not modified prior to this.	Notice of Servicing Transfer Modification Origination Appraisal Initial Escrow Acct Disclosure Affiliated Business Disclosure Final Truth in Lending Discl.	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan product per the NOTE reflects a fixed term.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111132211   Tape Value: 111111200000   Variance:    Variance %:    Comment: Per the most recent payment history loan is current with a next due date of XXX/XX.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 112231111111   Tape Value: 000002111111   Variance:    Variance %:    Comment: Per the most recent payment history loan is current with a next due date of XXX/XX.   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx   Tape Value: xx   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX48   Tape Value: 6XX/XX38   Variance: -3683 (Days)   Variance %:    Comment: Per loan modification update to maturity date reflects 7XX/XX.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Per the most recent payment history UPB reflects xx - variance reflects the escrow balance.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Per the most recent payment history UPB reflects xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX17 to XX/XX/XX18 as we require latest 24 months servicing comments. The comment history is missing from XX/XX/XX17 toXX/XX/XX17 and XX/XX/XX19 to XX/XX/XX19."
* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The latest payment history shows the current P&I xx with an interest rate of 5.250% which is matching with the modification agreement made on xx with the new UPB as xx. The first payment was due on XX/XX/XX18 and the maturity date is XX/XX/XX48. However, the modification agreement is not signed by the borrower."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file.""
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 6.784%. The disclosed APR of 0.000% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL Loan Data 0.000% Comparison Data 6.784% Variance -6.784%
																																																																																								This loan failed the TILA APR test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88786950	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,440.85	8XX/XX21	Unavailable	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.750%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens are recorded against the borrower.
xx  county tax for 1st installment is paid in the amount of xx 2018-19 county tax for 2ndinstallment is due in the amount of xx The annual taxes to be paid is in the amount of xx
The Payment History dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from XXX/XX19 to present. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date of 1XXX/XX18. The current P&I is xx and rate of interest is 5%. The current unpaid principal balance is in the amount of xx. There is deferred amount of xx to be paid at maturity date.	Collections Comments:According to the collection comments, the present status of the loan is in collections. The loan has been modified on xx with a new principal of xx with interest rate of 5.000% with P&I of xx with fixed amortized type and the first payment date starts from 9XX/XX17 and ends with the maturity date of 8XX/XX57. The borrower had filed for bankruptcy under chapter-xx. The Payment History dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from XXX/XX19 to present. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date of 1XXX/XX18. The current P&I is xx and rate of interest is 5%. The current unpaid principal balance is in the amount of xx. There is deferred amount of xx to be paid at maturity date. xx amount was already has been deferred from the UPB of xx and is eligible for forgiveness. if borrower is regular in his payments. Upon successful completion of 12 months of consecutive on time payments, lender agrees to waive the deferred interest amount by xx, reducing the total balloon payment to xx. upon successful completion of 24 months on time payments, lender agrees to waive the deferred unpaid interest amount of by additional xx reducing the total balloon payment to xxe payment history as of XX/XX/XX19 still reflects the deferred amount of xx, hence, unable to confirm if the Deferred amount is forgiven.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Bankruptcy Comments: Borrower had filed bankruptcy under chapter-xx. No POC filed.
The loan modification agreement was made between the borrower xx and the xx on xx. The modified UPB is in the amount of xxxx with an interest rate of 5% and P&I of xx. The first payment started from XX/XX/XX17 till the maturity date of XX/XX/XX57.
xx amount was already has been deferred from the UPB of xx and is eligible for forgiveness. if borrower is regular in his payments. Upon successful completion of 12 months of consecutive on time payments, lender agrees to waive the deferred interest amount by xx, reducing the total balloon payment to xx. upon successful completion of 24 months on time payments, lender agrees to waive the deferred unpaid interest amount of  by additional xx reducing the total balloon payment to xxx.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Yes Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: due for XXX/XX   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000000   Tape Value: 000000001111   Variance:    Variance %:    Comment: 0-4 rating scale used&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000001   Tape Value: 111100000000   Variance:    Variance %:    Comment: 0-4 rating scale used&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX57   Tape Value: 8XX/XX37   Variance: -7305 (Days)   Variance %:    Comment: maturity date is 8XX/XX57   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: legall balance is 175542.21   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: balance per pay history Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The loan modification agreement was made between “xx” (Borrower) and “xx” (Lender) on xx. The Loan Modification Agreement consists of the principal forgiven. As per MOD, the new modified principal balance is in the amount of xx in which xx is deferred. In addition to this, there is a provision that xx of the deferred principal balance is eligible for forgiveness. It’s been provided that the borrower will not be in default on his new payments for three full monthly consecutive payments. Then the lender shall reduce on each of the first, second anniversaries of XX/XX/XX17 the deferred principal balance in installments equal to the one-half of the deferred principle reduction amount. As per the latest available payment history and collection comments, the borrower is delinquent from XX/XX/XX19. The tape data still reflects the deferred balance in the amount of xx. We are unable to determine whether the lender forgives the principle or not."	* Comment history is incomplete (Lvl 3) "The servicing comments are available in the file from XX/XX/XX17 to XX/XX/XX19; however, we require latest 24 months comments history; Servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The affiliated business form is missing in the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing in the loan file.
Impound Account Disclosure.
Cosigner Notice.
Private Mortgage Insurance Disclosure.
Earthquake Disclosure forCondominiums.
Hazard Insurance Disclosure.
Insurer RecommendationDisclosure.
CA Fair Lending Notice.
Anti-Tying Disclosure.
Privacy Notice.
Notice of Right to Copy of Appraisal.
Application for Credit-Married Persons.
Fair Debt Collection Notice.
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
																																																																																								* Settlement date is different from note date (Lvl 2) "* Settlement Date different than the Note Date"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65636863	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$0.00	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.850%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	19.168%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$233,532.09	Not Applicable	4.500%	xx	XX/XX/XX17	Financial Hardship	xx
The chain of assignment is complete.
Active judgments and liens found pending are as follows:
There are two HOA against subject property which is in the total amount of xx
Annual county taxes for the year of 2018 have been paid in the amount of xxNo delinquent taxes have been found for the prior years.
Review of the payment history is available from 7XX/XX15 toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx.	Collections Comments:According to the latest collection comments as of XX/XX/XX19 the loan is in active collections. Review of the payment history is available from 7XX/XX15 toXX/XX/XX19 states that the borrower has been delinquent for more than 30 days. The last payment was received in the amount of xx which was applied to due date of 1XXX/XX18 and the next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx. The borrower had filed the BK under the chapter xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the BK under the chapter xx.	Loan Modification agreement was made between (Borrower) xx and (Lender) xx on dated xx. The borrower had given promise to pay the UPB of xx with interest rate of 4.140% with P&I of xx with fixed amortized type and it was beginning from first payment date on XX/XX/XX17 and ends with the maturity date of 1XXX/XX57.	Loan Program Info Disclosure Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per tape data Bankruptcy (Post-Loan Origination) is No and as per review it is Yes. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Current foreclosure document locator is No and as per review it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Performing   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: First Rate Change Date   Loan Value: 5XX/XX12   Tape Value:XX/XX/XX12   Variance: 11 (Days)   Variance %:    Comment: As per tape data First Rate change date isXX/XX/XX12 and as per review it is 5XX/XX12.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 2.0%   Variance:    Variance %: 8.88%   Comment: As per tape data Max Rate At First Adjustment is 2 % and as per review it is 10.875%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 2.3%   Tape Value: 500%   Variance:    Variance %: -497.75%   Comment: As per tape data Min Rate At First Adjustment is 500,000 % and as per review it is 2.250%.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.66%   Comment: As per tape data Original Stated P&I is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000100001234   Tape Value: 022340001111   Variance:    Variance %:    Comment: As per tape data payment history string is 22340001111 and as per review it is 000100001234.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432100001000   Tape Value: 111100023220   Variance:    Variance %:    Comment: As per tape data Payment History String Reversed is 111100023220 and as per review it is 111100043220.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX57   Tape Value: 5XX/XX37   Variance: -7458 (Days)   Variance %:    Comment: As per tape data Stated Maturity date is 5XX/XX37 and as per review it is 1XXX/XX57.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data Total Debt/ Legal Balance per Payment History is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data of payment history current unpaid principal balance is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX17 toXX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from XXX/XX17 toXX/XX/XX17."	* State Tax Judgment (Lvl 2) "According to the updated title report dateXX/XX/XX19, there is active state lien against the borrowers xx which is in the amount of xx recorded on xx and filed by xx."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from loan file."
* DTI > 60% (Lvl 2)     "Final 1003 reflect total monthly income as xx; however total debts in the amount of xx hence DTI is greater than 60%."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Georgia State. The following disclosures are missing from the loan file.
Bellow Disclosures are missing from loan file;
Waiver of Borrowers Right sand Closing Attorney Affidavit
																																																																																								Disclosure of Additional Fees"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2794046	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,447.52	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Verification of Stated Income	Unavailable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a senior mortgage in the favor off xx.
There is a civil judgment in the favor of xx.
There is a UCC lien in the favor ofxx.
There is a UCC lien in the favor of xx.
1st installment of county jurisdiction tax 2018-2019 has been paid in the amount of xxon 1XXX/XX18.
2nd installment of county jurisdiction tax 2018-2019 has been paid in the amount of xxonXX/XX/xx19.
1st installment of county jurisdiction tax 2017-2018 has been paid in the amount of xxon XX/XX/xx17.
2nd installment of county jurisdiction tax 2017-2018 has been paid in the amount of xxonXX/XX/xx18.
1st installment of county jurisdiction tax 2016-2017 has been paid in the amount of xxon 1XXX/XX16.
2nd installment of county jurisdiction tax 2016-2017 has been paid in the amount of xxon 4XX/XX17.
No prior year delinquent taxes have been found.	According to the review of payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of 1XXX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.	Collections Comments:As per the review of the servicing comments, the loan is in the collection and the borrower is current with the loan. The last payment was received onXX/XX/XX19, that was applied for the due date of 1XXX/XX18 and the next due date for payment is XX/XX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx The UPB reflected in the amount of xx.
The borrower has been making the payments as per the modification. However, Modification agreement is missing from the loan file.
The reason for default is unable to be determined from the latest collection comments.
No evidence has been found regarding the foreclosure proceedings on the subject property in the latest servicing comments.
As per the collection comments, the bankruptcy has not been filed.
The subject property has been occupied by the owner. The latest BPO is not available.  Recent servicing comments do not reflect any damage pertaining to the subject property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 6.500% and maturity is XX/XX/XX37. The P&I as per latest payment history is the xx and rate of interest is 5.00%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification.
Collection comment dated XX/XX/XX17 states that the loan modification agreement was made on xx The new UPB is in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 1XXX/XX17. The maturity is 9XX/XX57. There is no deferred balance. However, Modification agreement is missing from the loan file. Previously, the loan has been modified on xx in which the lender has forgiven the amount of xx.	Notice of Servicing Transfer Missing Required State Disclosures Modification Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No evidence of foreclosure has been found. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Modification is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: Fixed   Variance:    Variance %:    Comment: Modification is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Loan is a Fixed rate loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 102311100011   Tape Value: 000000000011   Variance:    Variance %:    Comment: As per payment history, string is 102311100011.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 110001113201   Tape Value: 110000000000   Variance:    Variance %:    Comment: As per payment history, string reversed 110001113201.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX57   Tape Value: XXX/XX37   Variance: -7517 (Days)   Variance %:    Comment: Modification is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: xx Deferred balance as per the 2011 referenced MOD.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, UPB is xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 6.500% and maturity is XX/XX/XX37. The P&I as per latest payment history is the xx and rate of interest is 5.00%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification.
Collection comment dated XX/XX/XX17 states that the loan modification agreement was made on xx The new UPB is in the amount of xx with an annual fixed modified interest rate of 5.00% and new P&I is in the amount of xx beginning from 1XXX/XX17. The maturity is 9XX/XX57. There is no deferred balance. However, Modification agreement is missing from the loan file. Previously, the loan has been modified on xx in which the lender has forgiven the amount of xx."	* Payment History is not Complete (Lvl 3) "Payment history is available fromXX/XX/XX18 toXX/XX/XX18 and fromXX/XX/XX18 toXX/XX/XX19. However, we require the latest 12 months payment history. The payment history is missing from 7XX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The comment history is incomplete. However, we require the latest 24 months comment history. The comment history is missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17 and from 6XX/XX18 toXX/XX/XX18."	* Settlement date is different from note date (Lvl 2) "As per HUD, the settlement date isXX/XX/XX07 which is not aligned with the note dateXX/XX/XX07."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Hazard Insurance Disclosure
5.Insurer RecommendationDisclosure
6.Anti-Tying Disclosure
7.Privacy Notice
8.Notice of Right to Copy of Appraisal
9.Application for Credit-Married Persons
10.Fair Debt Collection Notice
11.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)     "ROR transaction date isXX/XX/XX07 which is not consistent with the note and HUD."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4907434	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Washington D.C.	xx	xx	xx	xx	xx	xx	No	No	Yes	Other	xx	$0.00	$1,760.36	8XX/XX21	xx	No	Other	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	30.000%	Not Applicable	Not Applicable	PUD	xx	xx	Investor	Not Applicable	Not Applicable	Not Applicable	13.785%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a junior mortgage originated on xx
There is a civil judgment against the borrower xx
There is Hospital/Medical lien against the borrower xx
The annual county taxes of 2018 are due in the amount of xx
No delinquent taxes have been found for the prior year.
The review of payment history shows that the borrower is current with the loan and the next due date for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per modification term.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19. The borrower had filed the bankruptcy under chapter-xx. The review of payment history shows that the borrower is current with the loan and the next due date for payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per modification term. The loan modification agreement has been made on xx. The loan has been modified twice since origination. Previously, the loan was modified on xx. No damage and repairs have been found. No information pertaining to foreclosure has been found. The reason for default has not been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed the bankruptcy under chapter-xx.	The loan modification agreement has been made on xx between(borrower)xx and (Lender ) xx. The borrower promises to pay the new UPB in the amount of xx with an annual fixed modified interest rate of 4.250 % and P&I of xx beginning from 5XX/XX17 till the maturity date of 1XXX/XX36. The loan has been modified twice since origination. Previously, the loan was modified on 6XX/XX11.	Affiliated Business Disclosure Loan Program Info Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The borrower had filed the bankruptcy under xx with the case# xx on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No information pertaining to foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -2165 (Days)   Variance %:    Comment: As per modification agreement, the last modified on xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: As per modification, the loan amortization type is ARM.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 1.0%   Variance:    Variance %: 9.74%   Comment: As per note, the Max rate at first adjustment is 10.740%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 7.7%   Tape Value: 300%   Variance:    Variance %: -292.26%   Comment: As per note, the Min rate at first adjustment 7.740%.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 1XXX/XX36   Tape Value: 1XXX/XX36   Variance: 31 (Days)   Variance %:    Comment: The mod maturity date is 1XXX/XX36.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 6XX/XX17   Tape Value: 7XX/XX11   Variance: -2162 (Days)   Variance %:    Comment: As per modification agreement, the first payment date is 6XX/XX17.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.11%   Comment: As per modification agreement, the original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 4.3%   Tape Value: 9.7%   Variance:    Variance %: -5.49%   Comment: As per modification agreement, the original rate is 4.25%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 000000000001   Variance:    Variance %:    Comment: As per payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 100000000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxx5   Variance %: 0.00%   Comment: As per modification agreement, the principal balance is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX36   Tape Value: 1XXX/XX36   Variance: 31 (Days)   Variance %:    Comment: As per modification agreement, the stated maturity date is 1XXX/XX36   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.12%   Comment: As per payment history, the total debt is xx.   Tape Source: Initial   Tape Type:
Field: Total Forgiven Principal Amount   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: As per modification agreement, the principal forgiven amount is xx Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history, the UPB is xx&#xxD; Tape Source: Initial Tape Type:	B	* Lost Note Affidavit (Lvl 3) "The Lost Note Affidavit found in the loan at (xxl) stating that Original Note has been lost. However, a Copy of Note found in the loan file."
* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX17 toXX/XX/XX19. However, we require the latest 24 months of the collection comments. The comments are missing from XXX/XX17 toXX/XX/XX17."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined since the supporting documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state. The following state disclosures are missing from the loan file.
1.Title Insurance Disclosure.
2.Radon Gas Disclosure.
3.Insurance Sales Disclosure."
																																																																																								* Missing Required Disclosures (Lvl 2) "The list of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93828293	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,593.09	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	26.545%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$242,933.77	$92,933.77	5.500%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment has been completed.

Active judgment against the borrower is as follows:
There is one civil judgment against the borrower xx

The combined annual taxes of 2018 have been paid in the amount of xx	As per the review of payment history datedXX/XX/XX19, the borrower is current with the mortgage payments and the next due date for the regular payment is XXX/XX19. The last payment was received on in the amount of xx which was applied to the due date of XXX/XX19. The current UPB is in the amount of xx and interest rate is 5.5%.	Collections Comments:According to the review of servicing comments, the borrower is current with the loan payments and the next due date for the regular payment XXX/XX19.
The loan has been modified twice since origination and it was last modified on xx with new UPB in the amount of xx and fixed interest at the rate of 5.5%. According to servicing comment datedXX/XX/XX18, the modification agreement was issued to the borrower on xx. However, the agreement is missing from the loan file.
As per comment datedXX/XX/XX18, the borrower has been self-employed.
No evidence of bankruptcy filed by the borrower has been found.
No evidence of foreclosure has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The MOD agreement is missing from the loan file.
As per the modified terms, the borrower promises to pay the new UPB in the amount of xx with fixed interest at the rate of 5.500% beginning from XXX/XX18. The new maturity date will be XXX/XX58. The new modified P&I would be xx	Modification Loan Program Info Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No activity pertaining to foreclosure has been found. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: The MOD agreement dated xx is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The loan was modifed with fixed interest rate.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.9%   Tape Value: 1.0%   Variance:    Variance %: 8.95%   Comment: Updated as per note.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.0%   Tape Value: 200%   Variance:    Variance %: -192.05%   Comment: Updated as per note.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.01%   Comment: The MOD agreement is missing from the loan file. The servicing comment datedXX/XX/XX18 shows new P&I in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per payment history as ofXX/XX/XX19, the borrower is currently delinqunet for 1 months.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 1111111001FF   Tape Value: 1111111101FF   Variance:    Variance %:    Comment: As per payment history, the payment string is 1111xxx   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: As per review of servicing comment datedXX/XX/XX18, the new UPB is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX58   Tape Value: 7XX/XX36   Variance: -7854 (Days)   Variance %:    Comment: The loan was last modified with maturity date of XXX/XX58.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per payment history as ofXX/XX/XX19, the total debt is xx.   Tape Source: Initial   Tape Type:
																																																																																				Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history as ofXX/XX/XX19, the current UPB is xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional adjustable rate mortgage loan; however, the loan was modified on xx with new UPB in the amount of xx and fixed interest at the rate of 5.5%. According to servicing comment datedXX/XX/XX18, the modification agreement was issued to the borrower on xx However, the agreement is missing from the loan file and the latest payment history as ofXX/XX/XX19 shows that borrower has been making payments as per above mod terms."		* Loan program disclosure missing or unexecuted (Lvl 2) "The note has adjustable rate provision; however, the loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4456863	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Utah	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,826.68	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	Not Applicable	xx	Full Documentation	Not Applicable	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is one subordinate mortgage against the subject mortgage in the favor of xx
No active liens and judgments have been found.
Annual county taxes of 2018 have been paid in the amount of xxNo, any prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX19, the loan is currently performing and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx.The borrower has been making payments as per the modification agreement which was made on xx

Collections Comments:According to the servicing comment as of XX/XX/XX18, the loan is currently performing and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx.The borrower has been making payments as per the modification agreement which was made on xx.
The foreclosure activity has not been found in the available servicing comments.
The borrower did not file the bankruptcy.
The subject property occupancy and condition is unable to be determined in the available servicing comments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified once since origination. The borrower has been making payments as per the modification agreement which was made on xx between the borrower xx and lender xx. As per the modified terms, the new principal balance of xx. The borrower has promised to pay in the amount of xx with an interest rate of 5.00% beginning on XX/XX/XX17 till maturity date is XX/XX/XX57.	Mortgage Insurance Affiliated Business Disclosure Missing Dicsloures Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The foreclosure activity has not been found in the available servicing comments.&#xxD; Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential? is Not Applicable; however tape data shows NO.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 000000001000   Variance:    Variance %:    Comment: Payment History String is 000000000000; however tape data shows 000000001000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000100000000   Variance:    Variance %:    Comment: Payment History String Recersed us 000000000000; however tape data shows 000100000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxx1   Variance %: 0.00%   Comment: Principal Balance Stated in Mod is xx; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX57   Tape Value: 6XX/XX38   Variance: -7032 (Days)   Variance %:    Comment: Stated Maturity Date is XX/XX/XX57; however tape data shows XX/XX/XX38.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total Debt / Legal Balance per Payment History is xx; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx; however tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from 8XX/XX17 to XX/XX/XX17 andXX/XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18; however, we require the latest 24 months complete servicing comments. The servicing comments are missing from XXX/XX17 toXX/XX/XX17 and 1XXX/XX17 toXX/XX/XX18, 6XX/XX18 to XX/XX/XX18 and XXX/XX19 toXX/XX/XX19."	* MI, FHA or MIC missing and required (Lvl 2) "As per the final application, the mortgage insurance amount is xxowever, the mortgage insurance document is required which is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State. The following state disclosures are missing in the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
																																																																																								4.Insurance Sales Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	39560928	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$10,730.33	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Not Applicable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	47.403%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$351,323.90	Not Applicable	5.250%	xx	XX/XX/XX18	Financial Hardship	xx No active liens and judgments have been found against the borrower. The town taxes of 2017 are paid in the amount of xx No prior delinquency has been found.	According to the payment history as of XX/XX/XX19, the borrower is making regular payments. The last payment was received on XX/XX/XX19 in the amount of xx(PITI). The next due date is XXX/XX19. The monthly P&I is in the amount of xx with an interest rate of 5.500%. The UPB is reflected in payment history is in the amount of xx.The borrower had made the last payment as per the modification made on xx
Collections Comments:The borrower is current with the loan. According to the payment history as of XX/XX/XX19, the borrower is making regular payments. The last payment was received on XX/XX/XX19 in the amount of xx(PITI). The next due date is XXX/XX19. The monthly P&I is in the amount of xx with an interest rate of 5.500%. The UPB is reflected in payment history is in the amount of xx.The borrower had made the last payment as per the modification made on xx.
No comments have found regarding the foreclosure and the bankruptcy.
The loan has been modified since the origination, the modification agreement was made between the lender xx. The new UPB as per modification is xx.The first payment was due on 7XX/XX09 and the maturity date is 8XX/XX36.
The PITI is xx with an interest rate of 5.500%. The amount of xx has been forgiven. The deferred balance is xx and the lender agrees to waive X/X of the deferred balance.
The loan has been modified once prior to this.
The subject property is owner occupied and is in average condition. No comments have been found regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between the lender xx and the borrower xx on xx.The new UPB as per modification is xx.The first payment was due on 7XX/XX09 and the maturity date is 8XX/XX36.
The PITI is xx with an interest rate of 5.500%. The amount of xx has been forgiven. The deferred balance is xx and the lender agrees to waive X/X of the deferred balance.
The loan has modified once prior to this.	Initial Escrow Acct Disclosure Modification Affiliated Business Disclosure Loan Program Info Disclosure Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No discrepancy Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: As per the review of payment history the loan is performing.   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.21%   Comment: As oer the modification the the deferred balance amount is xx.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.36%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Reviewer confirmed Audit Value on Note Screen indicates ARM, not fixed   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: ***%   Tape Value: 1.0%   Variance:    Variance %: 8.99%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.0%   Tape Value: 200%   Variance:    Variance %: -192.01%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 8XX/XX36   Tape Value: 8XX/XX47   Variance: 4017 (Days)   Variance %:    Comment: The mod maturity date is XX/XX/XX36.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 7XX/XX09   Tape Value: 9XX/XX17   Variance: 2984 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX&#xxD; Appears that there was an additional modification done in 2017, however reviewer did not find any modification documents in BOX   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.53%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: Reviewer updated per documents found in BOX - payment history one month more recent than tape data&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment: The appraisal report shows the number of units as 2. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX36   Tape Value: 7XX/XX36   Variance: -31 (Days)   Variance %:    Comment: Reviewer updated per documents found in BOX   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: As per appraisal the subject property type is 2 family. &#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The modification made on xx with new UPB is xx.The first payment was due on 9XX/XX17 and the maturity date is 8XX/XX47.The first payment was due on 7XX/XX09 and the maturity date is 8XX/XX36.The amount of xx has been forgiven which exceeds the 2% of modification amount."	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "According to the latest payment history the PITI is xx with an interest rate of 5.5005 which is matching with the modified term agreement located at ("xx") , however the modification agreement is not executed by the borrower."
* Comment history is incomplete (Lvl 3) "The comments history is available from XX/XX/XX17 to XX/XX/XX19. As we require latest 24 months servicing comments. The comment history is missing from XX/XX/XX17 to XX/XX/XX17."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow acct disclosure is missing from the loan file."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined from the available loan files."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "CT License Validation Test: FAIL
This loan failed the Connecticut license validation test."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "The loan is conventional case.The MI certificate is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Failed (Lvl 1)	Moderate	Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	22684833	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,681.80	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	38.767%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$150,000.00	$27,598.06	5.000%	xx	XX/XX/XX17	Financial Hardship	xx
There is one active senior mortgage against the subject property in the favor of xx
There is one junior civil judgment against the borrower of in the favor of xx
Annual county taxes of 2018 have been paid in the amount of xxAnnual city taxes of 2018 have been paid in the amount of xxNo, any prior year delinquent taxes have been found.

According to the payment history as ofXX/XX/XX19, the borrower is currently making the regular payments and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx

Collections Comments:According to the servicing comment as ofXX/XX/XX19, the loan is currently performing. The borrower is currently making the regular payments and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx.
The borrower did not file the bankruptcy.
The foreclosure was initiated in xx. As per the comment datedXX/XX/XX19, the foreclosure sale was rescinded. No, any further details have been found regarding the foreclosure.
The subject property is owner occupied. No damage and repairs have been found.

Foreclosure Comments:The foreclosure was initiated in xx. As per the comment datedXX/XX/XX19, the foreclosure sale was rescinded. No, any further details have been found regarding the foreclosure.
Bankruptcy Comments:Not Applicable	The loan was modified trice since origination. The borrower has been making payments as per the modification agreement which was made on xx between the borrower xx and lender xx. As per the modified terms, the new principal balance is xx. The borrower has promise to pay for the amount of xx with an interest rate of 5.00% beginning on XXX/XX18 till maturity date of XX/XXx47.	Affiliated Business Disclosure Origination Appraisal Right of Rescission Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: The borrower last name is xx. However the tape shows that it is xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: There is an evidence of foreclosure has been active.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 10 (Days)   Variance %:    Comment: The doc date of last modification is xx However the tape shows that xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The loan amortization type is fixed. However the tape shows that it is ARM.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 13%   Tape Value: 1.0%   Variance:    Variance %: 11.99%   Comment: The max rate at first adjustment is 12.99%. However the tape shows that it is 1%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: ***%   Tape Value: 300%   Variance:    Variance %: -290.01%   Comment: The min rate at first adjustment is 9.99%. However the tape shows that it is 3%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The borrower is delinquent from 1 months. However the tape shows that it is of 0.   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: -991 (Days)   Variance %:    Comment: The original appraisal is missing.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 120101100010   Tape Value: 001000100101   Variance:    Variance %:    Comment: The pay history string is 120101100010. However the tape shows that it is 001000100101.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010001101021   Tape Value: 101001010100   Variance:    Variance %:    Comment: The pay history string reversal is 01001101021. However the tape shows that it is 101001010100.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX47   Tape Value: 9XX/XX36   Variance: -4108 (Days)   Variance %:    Comment: The stated maturity date is 1XXX/XX47. However the tape shows that it is 9XX/XX36.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: The total debt is xx. However the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The unpaid current principal balance is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 3) "The subject mortgage is at second lien position.
The subject mortgage was originated on xx and recorded on xx.
The updated title dated XXX/XX19 shows there is an active mortgage prior to the subject Mortgage, in the favor of xx for the amount of xx which was recorded on xx
* Amount of title insurance is less than mortgage amount (Lvl 3)     "The subject mortgage was originated on xx and recorded on xx in the amount of xx However, the final title policy dated xx shows the insurance amount is xx which is less than original loan amount."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from 8XX/XX17 toXX/XX/XX19; however, we require the latest 24 months complete servicing comments. The servicing comments are missing from XXX/XX17 toXX/XX/XX17."
* Title Review shows major title concern (Lvl 3)     "The subject mortgage was originated on xx and recorded on xx
The updated title dated XXX/XX19 shows there is an active mortgage prior to the subject Mortgage, in the favor of xx for the amount of xx which was recorded on xx.
Final HUD-1 does not show any payoff to xx. No release or satisfaction document was found in the loan document stating the prior mortgages have been released.
However, Final Title Policy at the origination does not reflect any exception for senior mortgages. It shows a clear title. Possible title claim can be filed.
Hence, the subject mortgage is not at risk by the unreleased lien."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the brokerage/finder fee test.
The mortgage loan charges a brokerage/finder fee that exceeds 2% of the total loan amount. Under the Tennessee Rules and
Regulations, brokerage fee is synonymous with finder fee."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the brokerage/finder fee test.
Brokerage/Finder Fee Test:Loan Data : xxComparison Data : xxVariance : +xx"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "The ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Home Equity Loan Interest and Fees Preclosing Disclosure
The subject property is located in state of Tennessee. The following state required disclosures are missing in the loan file namely as
1. Placement of Insurance Disclosure
2. TN Consent to Disclosure of Insurance Information
3. Choice of Agent/insurer
4. Insurance Solicitation/Post Commitment"
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Operative index value is unable to confirm (Lvl 2) "The operative index value unable to be determined from the available loan files."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6857912	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,502.65	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	65.004%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$414,274.64	Not Applicable	4.140%	xx	XX/XX/XX17	Financial Hardship	xx
No active mortgages, liens, and judgments were found against the property or borrower respectively.
Annual combined taxes for the year xx have been paid on XXX/XX19 in the amount of xx
No prior year delinquent taxes have been found.

According to a review of the payment history as of XX/XX/XX19, the borrower is current with the loan and the next due date for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for the due date of XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the note.

Collections Comments: According to the review of the servicing comments. The borrower is current with the loan and the next due for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19, in the amount of xx, which was applied for XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has not been modified once since origination. The borrower has been making payment as per the note.
The foreclosure was initiated. The file was referred to an attorney on xx.
The borrower was delinquent with the loan from XX/XX/XX16 to XX/XX/XX18. The borrower referred to reinstate the loan. The reinstatement amount has been received in the amount of xx. Also, the payment history shows that the borrower made the 24 months delinquent payment on XX/XX/XX18.
Unable to determine the occupancy of the subject property and intention of the borrower from the available servicing comments. No damage pertaining to the subject property has been found.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney on xx.
Bankruptcy Comments:According to the PACER, the debtor xx had filed for bankruptcy under Chapter-xx.	Not Applicable	Initial Escrow Acct Disclosure Affiliated Business Disclosure Credit Application Missing Required State Disclosures Notice of Servicing Transfer	Field: ARM Index Type Loan Value: Not Applicable Tape Value: LIBOR - 6 month WSJ |---| |----| Comment: This is a fixed conventional loan. Tape Source: Initial Tape Type:
Field: Bankruptcy (Post-Loan Origination)?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The PACER Report reflects the Borrower filed Bankruptcy onXX/XX/XX18 which is Post-Loan Origination as the subject loan closed onXX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xxTape Value: No   Variance:    Variance %:    Comment: Current Foreclosure DOoc Locator is "xx".   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not modified once since origination. Hence, it is not applicable.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001244444   Tape Value: FFFFFFFFF000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000001244444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444442100000   Tape Value: 000FFFFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 444442100000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX16 to XX/XX/XX19; however, we require the latest 24 months of servicing comments. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17, XX/XX/XX17 to XX/XX/XX17 and also from XX/XX/XX18 to XX/XX/XX19."	* GSE Points and Fees Test Violations (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xxThe disclosed finance charge of xxis not considered accurate because it is understated by more than xxILA Finance Charge Test: Loan Data xxComparison Data xxVariance -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx. The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: Loan Data xxComparison Data xxVariance -xx.

This loan failed the TILA APR test.
The annual percentage rate (APR) is 10.013%. The disclosed APR of 8.282% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
TILA APR Test: Loan Data 8.282% Comparison Data 10.013% Variance -1.731%."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Kentucky state. The following state disclosures are missing from the loan file:
1.Fair Housing Notice
2.Homeownership Protection Center Disclosures
3.Notice of Free Choice of Agent or Insurer"
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64876881	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,289.18	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	40.562%	First	Final policy	Not Applicable	xx	Unavailable	$453,842.44	Unavailable	5.000%	xx	XX/XX/XX17	Unavailable	xx There are no active liens and judgments against the borrower and the subject property. The combined annual taxes for the year xx have been paid in the amount of xx No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The borrower has been making the payments as per the second loan modification which was made on xx	Collections Comments:According to the servicing comments, the loan is in active bankruptcy. According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The loan has been modified twice since origination. The first loan modification was made on xx. The borrower has been making the payments as per the second loan modification which was made on xx. According to the modified terms, the new principal balance is xx out of which the amount of xx will be deferred. The borrower promises to pay the amount of xx with the rate of interest 4% beginning from 6XX/XX15. The new maturity date is 6XX/XX20. xx. The further actions are awaited. No foreclosure activity has been found. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx. The further actions are awaited.	The loan has been modified twice since origination. The first loan modification was made on xx located at “xx”. The borrower has been making the payments as per the second loan modification which was made on xx between the borrower xx and the servicer xx. According to the modified terms, the new principal balance is xx out of which the amount of xx will be deferred. The borrower promises to pay the amount of xx with the rate of interest 4% beginning from 6XX/XX15. The new maturity date is 6XX/XX20.	Affiliated Business Disclosure Credit Application Mortgage Insurance Initial Escrow Acct Disclosure Missing Required State Disclosures Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No foreclosure activity has been found. Tape Source: Initial Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: The amount of xx will be deferred.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 6XX/XX20   Tape Value:    Variance:    Variance %:    Comment: Mod maturity date is incorrect.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 6XX/XX15   Tape Value: 7XX/XX15   Variance: 30 (Days)   Variance %:    Comment: Mod first payment date is 6XX/XX15.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note this not a Neg ARM. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FF2111010000   Variance:    Variance %:    Comment: As per Payment History, the String is 000000000000. However, tape reflects FF2111010000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 0000101212FF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 000000000000. However, tape reflects 0000101212FF.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX20   Tape Value: 1XXX/XX38   Variance: 6757 (Days)   Variance %:    Comment: As per Note the maturity date isXX/XX/XX45. However, tape reflects 1XXX/XX38.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.14%   Comment: As per Payment history the total debt is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xxx2 Variance %: 0.00% Comment: As per Payment history the UPB is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX08 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The collection comments are available from 8XX/XX17 toXX/XX/XX19. However, we require a complete 24 months of the collection comments. The collection comments are missing from XXX/XX17 toXX/XX/XX17."
* Not all borrowers signed HUD (Lvl 3)     "Final HUD-1 is not signed by the borrower."
* Deceased Borrower(s) (Lvl 3) "The loan modification agreement dated xx located at “xx” shows, the borrower xx had deceased. Also, the signature of borrower xx is missing from the same document. As per the updated title report dated XXX/XX19, the borrower xx had deceased. However, the death certificate of both borrowers is missing from the loan file."	* Settlement date is different from note date (Lvl 2) "The loan was originated on XX/XX/XX08 and settled on XX/XX/XX08."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file"
* MI, FHA or MIC missing and required (Lvl 2)     "This is a FHA loan. LTV at the origination was xx The tape data does not reflect MI required. Final 1003 is missing from the loan file. MI certificate is required; however, it is missing in the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in WA state. The following state disclosure is missing from the loan file.
1. Explanation of Personal Obligation
2. Marital Property Act Disclosure
3. Pre-Application Fee Disclosure
4. Choice of Insurance Disclosure
5. Escrow Disclosure
6. Co-Signer Notice
7. Tattle Tale Notice under the Marital Property Act"
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "The warranty deed which was recorded on xx Instrument# xx shows that, the property was transferred from the previous owner of the property xx and xx to xx and xx.
The loan modification agreement dated xx located at “xx” shows, the borrower xx had deceased. Also, the signature of borrower xx is missing from the same document. As per the updated title report dated XXX/XX19, the borrower xx had deceased. However, the death certificate of both borrowers is missing from the loan file. The quitclaim deed which was recorded on xx Instrument# xxstates that, the xx quitclaimed the rights to xx Trustee of the xx."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer Disclosure Document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	79964135	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$447.11	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.740%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	36.544%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$82,563.95	Not Applicable	4.250%	xx	XX/XX/XX17	Financial Hardship	xx
Three state tax liens have been found against the borrower xx
The liens for the total amount of xxx (The amount is unavailable hence, the amount considered as xxin the favor of xx.
2nd installments of county taxes for the year of xx have been due in the amount of xx for the due date of XX/XX/XX19.
1st installments of county taxes for the year of 2018 have been delinquent in the amount of
xx which were due on XX/XX/xx19 and they are good through XX/XX/xx19.
According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
The next payment due date is on XX/XX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 7.000%, which was applied for the due date of XX/XX/XX19.
The UPB is reflected in the amount of xx.
The borrower is making payment as per modification which was made on xx
The loan has been modified once since origination.
This modification contains a provision for the balloon payment.	Collections Comments:The review of the collection comment shows that the present status of the loan is in performing and the next due date for the payment is XX/XX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 7.000%, which was applied for the due date of XX/XX/XX19.
The UPB is reflected in the amount of xx.
The borrower is making payment as per modification which was made on xx.
The loan has been modified once since origination.
 This modification contains a provision for the balloon payment.
As per the servicing comments, the reason for default is unavailable.  However, as per the available records, the borrower is willing to pay the loan.
As per invoice document located in the loan file, the foreclosure was initiated and the file was referred to an attorney on xx.
No further details have been found regarding the foreclosure.
According to the PACER, the borrowers xx
As per the Property Inspection Report dated XX/XX/XX18, located at “xx” in the loan file, the property is occupied by an unknown party. No damage has been found to the property and property is in fair condition.

Foreclosure Comments:As per invoice document located in the loan file, the foreclosure was initiated and the file was referred to an attorney on xx.
No further details have been found regarding the foreclosure.
Bankruptcy Comments:According to the PACER, the borrowers xx.	The modification agreement was made between the borrower xx and xx, on xx. As per the modified terms, the new principal balance is xx.
The interest bearing principal balance is xx. The deferred balance is xx.There is a principal forgiven amount of xx.
First Payment had begun on XXX/XX18 and borrower has promised to pay xx monthly with a modified interest rate of 7.000% and the maturity date will be XX/XX/XX48.
There is no provision for the balloon payment.
Loan Program Info Disclosure Missing Required State Disclosures Credit Application Affiliated Business Disclosure Initial Escrow Acct Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: the borrower xx and xx had filed for bankruptcy under xx with the case#xx on xx. Tape Source: Initial Tape Type:
Field: Borrower Last Name   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: As per note the borrower last name is xx Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: As per invoice document located in the loan file, the foreclosure was initiated and the file was referred to an attorney on xx.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: The review of the collection comment shows that the present status of the loan is in performing .   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.33%   Comment: As per modification the deferred balance amount is xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.33%   Comment: As per modification the deferred balance amount is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The modification contains a balloon provision.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per payment history the borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 121121000010   Tape Value: FFFF00011211   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 121121000010. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 010000121121   Tape Value: 1121100FFFFF   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 010000121121. &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX48   Tape Value: XX/XX/XX36   Variance: -4115 (Days)   Variance %:    Comment: As per modification the stated maturity date of modification is XX/XX/XX48.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: As per payment history the total debt/legal balance per payment history is xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history the UPB is xx. Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "As per the modification made on xx. The new principal balance is xx.
The remaining unpaid arrears amount is xx, which includes the Principle Balance reduction of xx and arrears amount of xx shall be deferred. The lender has forgiven principal balance in the amount of xx, which exceeds 2% of modification amount."	* Comment history is incomplete (Lvl 3) "The servicing comment is available from XX/XX/XX17 to XX/XX/XX18, fromXX/XX/XX18 to XX/XX/XX18, XX/XX/XX17 to XX/XX/XX18. However, we required a complete 24 months of collection comments. The collection comments are missing from XX/XX/XX17 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18, from XX/XX/XX17 to XX/XX/XX17and from XX/XX/XX19 to XX/XX/XX19."	* State Tax Judgment (Lvl 2) "As per the review of the updated title report dated XX/XX/XX19 shows that three state tax liens have been found against the borrower xx.
The liens for the total amount of xxx (The amount is unavailable hence, the amount considered as xxin the favor ofxx, which was recorded on xx and xx and xx.
* Loan has been determined to have an unsecured debt (Lvl 2)     "As per the Schedule D of a voluntary petition, the amount of secured claim without deducting the value of the collateral is xx and the value of the collateral is xx. However, the unsecured portion is xx. Collection comments do not show any cram down."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The Loan Program Disclosure document is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per the review of the updated title report dated XX/XX/XX19 shows that 1st installments of county taxes for the year of 2018 have been delinquent in the amount of xx, which were due onXX/XX/XX19 and they are good through  XX/XX/XX19."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Ohio state. The following state disclosures are missing from the loan file:
1.Equal Credit Availability Notice
2.Insurance Tying Disclosure
3.Non-Deposit Insurance Disclosure"
* Application Missing (Lvl 2)     "The Final Application is missing in the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77555459	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Rhode Island	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,252.99	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.950%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	19.363%	First	Final policy	Not Applicable	Not Applicable	Unavailable	$159,195.79	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	xx
No active judgment and lien have been found.
The combined annual taxes of 2019 are delinquent in the amount of xxwhich were due onXX/XX/xx19 for the good through date ofXX/XX/xx19.
The combined annual taxes of 2018 have been sold or forfeited in the amount of xx which were due onXX/XX/xx18 for the good through date ofXX/XX/xx19. However, the tax sale certificate is not available with the document attached to the updated title report. No information pertaining to redemption of the sold taxes have been found. According to Alert Note of updated title report, Tax print out indicates tax sale for 2018.
The review of the payment history shows that the borrower is current with the loan and the next due date for the payment is XXX/XX19.The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.500% for the due date of XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19. The foreclosure was initiated and the file was referred to an attorney on xx. However, the foreclosure was placed on hold. The loan has been modified once since origination. The review of the payment history shows that the borrower is current with the loan and the next due date for the payment is XXX/XX19.The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.500% for the due date of XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement. The comment datedXX/XX/XX17 reveals that the subject property is owner-occupied. No damage and repairs have been found. No information pertaining to bankruptcy has been found. The reason for default has not been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between xx and xx. on xx. The modified Unpaid Principal Balance is xx.The modification rate is 5.500 % and modified P&I is xx. The first modified payment started from 1XXX/XX18 and the new maturity date will be 9XX/XX58. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified once since origination.	Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Current foreclosure doc locator is xx however the tape data shows No. Tape Source: Initial Tape Type:
Field: Modification First Payment Date   Loan Value: 1XXX/XX18   Tape Value: 9XX/XX18   Variance: -30 (Days)   Variance %:    Comment: The loan modification agreement was made betweenxx and xx on xx   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. Amort Potential is Not Applicable however the tape data shows No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000444444   Tape Value: FFFFFFFFFF00   Variance:    Variance %:    Comment: Payment History String is 000000444444. however the tepa shows 00FFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444000000   Tape Value: 00FFFFFFFFFF   Variance:    Variance %:    Comment: Payment History String Reversed is 4444444000000   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX58   Tape Value: 5XX/XX36   Variance: -8158 (Days)   Variance %:    Comment: Stated maturity date is 9XX/XX58 and tape data shows 5XX/XX36.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total Debt / Legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principle balance (UPB) Per payment History is xx. Tape Source: Initial Tape Type:	B	* The property had a tax sale - property or cert was sold to 3rd party (Lvl 4) "The combined annual taxes of 2018 have been sold or forfeited in the amount of xx which were due onXX/XX/XX18 for the good through date ofXX/XX/XX19. However, the tax sale certificate is not available with the document attached to the updated title report. No information pertaining to redemption of the sold taxes have been found. According to Alert Note of updated title report, tax print out indicates tax sale for 2018."	* Comment history is incomplete (Lvl 3) "The servicing comments are available in the file fromXX/XX/XX17 to 5XX/XX17 & from 8XX/XX17 toXX/XX/XX19; however, we require the latest 24 months of comments history. The comments are missing from 6XX/XX17 toXX/XX/XX17, from 1XXX/XX17 to XX/XX/XX17, from 9XX/XX18 to XX/XX/XX18 and from 1XXX/XX18 to XX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Louisiana state. The following state disclosures are missing from the loan file.
1. Authorization Fees, Charges and Expenses for Federally Related Mortgage Loans.
2. Anti-Tying Disclosure.
3. Financial Institution Choice of Insurance Disclosure."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "According to updated title report datedXX/XX/XX19, the combined annual taxes of 2019 are delinquent in the amount of xx which were due onXX/XX/XX19 for the good through date ofXX/XX/XX19."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20169942	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$711.63	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	48.638%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$83,603.48	Not Applicable	5.000%	xx	XX/XX/XX17	Change of Terms	xx . No active liens and judgments have been found. Annual county taxes of xx have been paid in the amount of xx Annual county taxes of 2017 have been paid in the amount of xx Annual county taxes of 2016 have been paid in the amount of xxNo prior years of delinquent taxes have been found.

As per the review of payment history as of XX/XX/XX19, the borrower is currently delinquent for 2 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.	Collections Comments:The loan is currently in the collection and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for XX/XX/XX18. The current P&I is xx and PITI is xx. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Modification agreement.
Unable to determine the reason for default.
The loan has been modified, this modification agreement was made between Borrower xx. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 4.250% beginning from XX/XX/XX13 with a maturity date XX/XX/XX36. The interest bearing amount is xx. There is no deferred balance and principal forgiven amount.
According to the PACER, the borrower xx.
The foreclosure was not initiated since origination.
Unable to determine the occupancy of the subject property.
No comments have been found indicating damages and repairs to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx	This modification agreement was made between Borrower xx and Servicer xx on xx. The reason for modification is a financial hardship. As per the modified terms, the new principal balance is xx. Borrower promises to pay xx monthly with a modified interest rate of 4.250% beginning from XX/XX/XX13 with a maturity date XX/XX/XX36. The interest bearing amount is xx. There is no deferred balance and principal forgiven amount.	Origination Appraisal Missing Required State Disclosures Title Policy Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: According to the PACER, the borrower xx had filed for bankruptcy under xx with the case# xx on xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The loan is ARM loan.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.8%   Tape Value: 1.0%   Variance:    Variance %: 8.80%   Comment: Max rate at first adjustment is 9.800%   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.8%   Tape Value: 300%   Variance:    Variance %: -293.20%   Comment: Min rate at first adjustment is 6.800%.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: It not contains the balloon provision.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 222233333333   Tape Value: 111011111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 111111101111. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333333332222   Tape Value: 111111110111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 111101111111. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.17% Comment: The total debt/legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX17 to XX/XX/XX19. However, we require the latest 24 months of collection comments. The collection comments are missing from XX/XX/XX17 to XX/XX/XX17."
* Modification Issue (Lvl 3)     "The modification agreement was made between Borrower xx and xx on xx. However, the reference for the subject mortgage was not given on the modification agreement. The borrower has been making payment as per Modification agreement with an interest rate of 4.250% and P&I is xx."
* Title policy missing (Lvl 3) "The final title policy is missing from the loan file. However, values are updated as per Commitment located at (xx). The Form-9 is also available in loan file located at (xx)."	* XXX Risk Indicator is "Elevated" (Lvl 2) "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule-D of a voluntary petition dated xx shows the amount of claim is xx and the value of the collateral is xxence, the unsecured portion is xx. The debtors were discharged on XX/XX/XX17."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the loan file."
* Settlement date is different from note date (Lvl 2)     "As per Note, the note date is XX/XX/XX06. However, Final HUD-1 reflects the settlement date is XX/XX/XX06."
* Operative index value is unable to confirm (Lvl 2)     "Unable to determine the Operative index value since supportive documents are missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Florida state. The following state disclosures are missing from the loan file:
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	1672506	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Connecticut	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,072.84	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Unavailable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	46.244%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$207,000.00	$22,108.26	5.500%	xx	XX/XX/XX09	Financial Hardship	xx
Active Judgments and Liens;
1) One credit card judgment found pending against the borrower xx
Property Tax Status;
1) Annual county taxes for the year of 2018 had been paid in the amount of xxon XX/XX/xx18.
2) Annual county taxes for the year of 2017 had been paid in the amount of xxon XX/XX/xx17.
3) Annual county taxes for the year of 2016 had been paid in the amount of xxon XX/XX/xx16.
No prior year delinquent taxes had been found pending.
Review of payment history as of dated XX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 5.875% with P&I in the amount of xx.
The borrower has been making payments according to the mortgage modification & extension agreement made on effective date of xx	Collections Comments:Collection comments available from XX/XX/XX17 till XX/XX/XX19 shows that the borrower is making regular payments. The loan payments are currently 0 months delinquent. The next due date is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the total amount of xx for the due date of XX/XX/XX19. The unpaid principal balance according to payment history is in the amount of xx. The current interest rate is 5.875% with P&I in the amount of xx.
The borrower has been making payments according to the mortgage modification & extension agreement made on effective date of xx.
The borrower agree to pay the UPB of xx with interest rate of 5.875 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX17  and ends with the maturity date of XX/XX/XX57.
Available notice of  lis pendens with case#xxthe foreclosure process was again put on hold. Later the Foreclosure sale was again rescheduled for xx. This time also, the borrower filed bankruptcy and foreclosure was put on hold.
The borrower xx
Foreclosure Comments:Available notice of  lis pendens with case#xx and foreclosure process went on hold.
The loan is currently in active bankruptcy.
Bankruptcy Comments:The borrower xx.	Loan Modification agreement was made between borrower “xx” with lender “xx.” on effective date xx.
The borrower agree to pay the UPB of xx with interest rate of 5.875 % and P&I of xx with fixed amortized type beginning from first payment date XX/XX/XX17  and ends with the maturity date of XX/XX/XX57.
Missing Required Disclosures	Field: Current Foreclosure Doc Locator Loan Value:xx Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: no balloon indicated on mod   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX57   Tape Value: XXX/XX37   Variance: -7517 (Days)   Variance %:    Comment: maturity date is per mod   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.26%   Comment: legal balance is per pay history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: current UPB is per the pay history Tape Source: Initial Tape Type:	B	* Property Damge (Lvl 2) "Collection comment dated XX/XX/XX18 shows that prior repairs have been made. However, nature of damage and amount of damages has not been mentioned in the collection comments."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33893749	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$8,993.64	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.990%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	26.771%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$96,699.72	Not Applicable	5.000%	xx	XX/XX/XX18	Financial Hardship	xx
Two State tax liens against xx Revenue as follows:
First in the amount of xx which was recorded on 6XX/XX18.
Second in the amount of xx, which was recorded on XXX/XX18.
The county taxes of 2017 have been paid in the total amount of xx
1st installment taxes of 2018 have been paid in the amount of xx
No prior years delinquent taxes have been found.
According to the payment history, the borrower is current with loan and the next due date for the payment is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, which was applied for XXX/XX19. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the modification agreement dated xx	Collections Comments:According to the servicing comments, the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, which was applied for XXX/XX19. The current UPB reflected in the payment history is xx. The borrower has been making the payments as per the modification agreement dated xx.
Reason for default is unable to be determined.
The loan was modified on xx. The unpaid principal balance was xx with the interest rate of 4.00%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX08. The maturity date will be on XXX/XX47.
According to the lis-pendens in Updated title report, the foreclosure was initiated in xx
No evidences have been found regarding the occupancy in the latest 24 months of servicing comments.
No BPO and inspection reports have been provided.

Foreclosure Comments:According to the lis-pendens in Updated title report, the foreclosure was initiated in xx. No further information has been found regarding the sale.
Bankruptcy Comments:The borrower had filed the bankruptcy under xx.	This modification agreement was signed between the borrower xx and the lender xx on xx.
The unpaid principal balance was xx with the interest rate 4.00%. The borrower promises to pay the monthly P&I of xx beginning from 5XX/XX08. The maturity date will be on XXX/XX47.
The prior modification was done on xx located at (xx).
Missing Dicsloures	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.17% Comment: Used bankruptcy document amount Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value:xx  Tape Value: No   Variance:    Variance %:    Comment: The current foreclosure doc locator isxx   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -2526 (Days)   Variance %:    Comment: Doc Date of Last modification is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Mod was fixed rate   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 1.0%   Variance:    Variance %: 10.30%   Comment: Note data was used   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 5.4%   Tape Value: 300%   Variance:    Variance %: -294.61%   Comment: Note data was used&#xxD;   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: XXX/XX47   Tape Value: XXX/XX37   Variance: -3652 (Days)   Variance %:    Comment: According to the Note, the maturity date is XXX/XX47.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No evidence of balloon provision on mod   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.57%   Comment: Mod Original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 4.0%   Tape Value: 7.6%   Variance:    Variance %: -3.60%   Comment: According to the Modification, the modified interest rate is 4.00%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: No evidence of current delinquency   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111111112   Tape Value: 222111111111   Variance:    Variance %:    Comment: Client reporting method was used   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 211111111111   Tape Value: 111111121222   Variance:    Variance %:    Comment: Client reporting method was used&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xxxx65.84   Variance %: -0.38%   Comment: Principal balance stated in Mod is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX47   Tape Value: XXX/XX37   Variance: -3652 (Days)   Variance %:    Comment: According to the Note, the stated maturity date is XXX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.14%   Comment: Pay history amount was used   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: Pay history amount was used Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx. The value of collateral that supports the claim amount is xx. No comments indicating a cram down."
* Title issue (Lvl 3)     "The subject property is vested in the name of xx. Also, the mortgage was signed by xx. However, the final title policy at the time of origination shows vesting in the name of xx as title holder. Need addendum to final title policy."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from 8XX/XX17 toXX/XX/XX19; however, we require the latest 24 months servicing comments. The servicing comments are missing from XXX/XX17 toXX/XX/XX17."	* State Tax Judgment (Lvl 2) "According to the Updated title report datedXX/XX/XX19, there are two State tax liens against the borrower xx in the favor of xx as follows:
First in the amount of xx which was recorded on xx
Second in the amount of xx which was recorded on xx
However, the SSN # is not given and also the subject property address is not matching."
* Operative index value is unable to confirm (Lvl 2)     "Unable to confirm the operative index value from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	No Result	Not Covered	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37384345	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kentucky	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$1,316.52	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.400%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx

There is junior mortgage active in the favor of xx

No active liens and judgments have been found.

Combined Annual taxes for the year 2019 have been paid in the amount of xxonXX/XX/xx19.

School Annual taxes for the year xx have been paid in the amount of xxon 1XXX/XX18.
No prior years taxes have been found delinquent.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received on XXX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per modification.	Collections Comments:The present status of the loan is in performing. The last payment was received on XXX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per modification. The Modification agreement was made oxx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.00 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is 9XX/XX57. There is no deferred balance and no principle forgiven amount. This loan has been modified once since origination.
The reason for default is decreased income. The subject property is occupied by the owner. No comments have been found for damages. According to the PACER, the borrower had filed bankruptcy under xx. However, the foreclosure was put on hold as the borrower filed loss mitigation. No further details have been found.

Foreclosure Comments: The foreclosure was initiated. The foreclosure file was referred to an attorney on xx. However, the foreclosure was put on hold as the borrower filed loss mitigation. No further details have been found.
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-xx	The Modification agreement was made on xx between the (borrower) xx and (lender) xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 5.00 % and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX17. The maturity date as per modification is 9XX/XX57. There is no deferred balance and no principle forgiven amount. This loan has been modified once since origination.	Missing Required State Disclosures Credit Application	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: No dicrepancy Tape Source: Initial Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 10%   Tape Value: 1.0%   Variance:    Variance %: 9.15%   Comment: Max rate at first adjustment is 10.150%, However tape data shows it is 1.000%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.0%   Tape Value: 300%   Variance:    Variance %: -294.00%   Comment: Min rate at first adjustment is 6.000%, however tape data shows it is 300.000%.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX57   Tape Value: XXX/XX37   Variance: -7489 (Days)   Variance %:    Comment: Stated maturity date is 9XX/XX17, however tape data is XXX/XX17.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.34% Comment: Total dept/ legal balance per payment history is 1484164.33, however tape data shows it is 415495.33. Tape Source: Initial Tape Type:	B	* Missing Required State Disclosures (Lvl 2) "The subject property is located in NY State. The following state disclosures are missing in the loan files.
NY Consumer Credit Disclosure / Fair Credit Reporting Notice
NY Interest Rate Disclosure,
NY Hazard Insurance Disclosure
Tax Escrow Account Designation,
Mortgage Bankers and Exempt Organizations Pre-application
Part 80 Disclosure,
Alternative Mortgage Transaction Disclosures,
Co-Signer Notice Requirements,
Default Warning Notice,
Smoke Alarm Affidavit,
New York Real Property Escrow Account Disclosure,
Subprime Home Loan Counseling Disclosure,
Subprime Home Loan Tax and Insurance Payment Disclosure,
Subprime Home Loan Disclosure,
Commitment Disclosure,
Lock-in Disclosure,
Expiration of Lock-in or Commitment Period."
* Application Missing (Lvl 2)     "Final loan application is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96343930	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Washington	xx	xx	xx	xx	xx	xx	Yes	No	Yes	First	$0.00	$3,511.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$240,739.98	$47,155.55	4.000%	xx	XX/XX/XX15	Financial Hardship	xx

Active junior or senior judgments/liens/mortgages:

1. There is an active junior civil judgment available in the updated title report against xx

2. There are 3 active junior ECB liens available in the updated titl report in the cumulative amount of xx

The 1st, 2nd and 3rd installments of  annual xx taxes of xx have been paid off in the total amount of xxand 4th installment of xxis due on 4XX/XX19.

Annual utility taxes of xxfor 2019 are currently delinquent and which were past due onXX/XX/xx19.	Review of the updated payment history as ofXX/XX/XX19 shows that the loan is performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx	Collections Comments:The loan is performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings and Bankruptcy filings.
Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx still wants this firm to continue with resolving the litigated matter. The counter claims and affirmative defenses were filed. There are evidences are available in the latest 24 months servicing comments regarding the current status of contested/litigated matter.

Bankruptcy Comments:Not Applicable	The loan was modified on xx with new principal balance of xx. The borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 5.000% beginning from XXX/XX18 to the new maturity date of 1XXX/XX57.	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: NA Tape Source: Initial Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The loan is currently performing well but tape shows it's delinquent for 1 month.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA&#xxD;   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 001000000000   Tape Value: 000000000001   Variance:    Variance %:    Comment: PH string is 001000000000 but tape shows 000000000001.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000100   Tape Value: 100000000000   Variance:    Variance %:    Comment: The reversed PH string is 000000000100 but tape shows 100000000000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX57   Tape Value: 6XX/XX37   Variance: -7488 (Days)   Variance %:    Comment: The maturity date is stated as 1XXX/XX57 but tape shows 6XX/XX37.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total debt per PH is xx but tape shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per PH is xx but tape shows xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available in the loan file from XXX/XX17 to 5XX/XX17 and 8XX/XX17 toXX/XX/XX19. We require latest 24 months servicing comments but servicing comments are missing from XXX/XX17 toXX/XX/XX17; 6XX/XX17 toXX/XX/XX17 and XXX/XX19 toXX/XX/XX19."
* Litigation (Lvl 3)     "The foreclosure proceedings were being delayed due to contested/litigated matter due to filing of motion for summary judgment. The comment datedXX/XX/XX17 states that the contested pleading or litigation action was filed on xx. The previous service had hired "xx" firm to handle the litigation associated with this loan no confirmation that Fay servicing still wants this firm to continue with resolving the litigated matter. The counter claims and affirmative defenses were filed. There are evidences are available in the latest 24 months servicing comments regarding the current status of contested/litigated matter."
* Foreclosure Delay or Contested (Lvl 3)     "The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx and the complaint was filed on xx. The foreclosure proceedings were being delayed due to contested/litigated matter due to filing of motion for summary judgment. The comment datedXX/XX/XX17 states that the contested pleading or litigation action was filed on xx. The previous service had hired "xx" firm to handle the litigation associated with this loan no confirmation that Fay servicing still wants this firm to continue with resolving the litigated matter. The counter claims and affirmative defenses were filed. There are evidences are available in the latest 24 months servicing comments regarding the current status of contested/litigated matter."
* Lost Note Affidavit (Lvl 3) "There is Lost Note Affidavit dated XX/XX/XX16 available in the loan file xx but the duplicate copy of Note is also available in theloan file and loan was modified twice and recently it was modified on xx.	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is "Moderate" since this loan failed the late fees test as the loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

Late Fees Test: FAIL    Charged: 5.000%    Allowed:2.000%    Over By: +3.000%"
* Water/Sewer Taxes (Lvl 2)     "2019 annual utility taxes of xx are currently delinquent and which were past due onXX/XX/XX19 and no current year Tax Assessment certificate is available in the updated title report to confirm the same."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the late fees test as the loan has late fees that do not conform to the requirements for the lender's license type in the state where the property is located.

																																																																																								Late Fees Test: FAIL Charged: 5.000% Allowed:2.000% Over By: +3.000%"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	83681660	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First		$780.43	$1,412.96	8/XX/XX21	xx	No	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.240%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No			Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$75,000.00	$23,186.07	7.000%	xx	XX/XX/XX18	Financial Hardship	xx. There is a Subordinate Lien in favor of xx. It has been Modified once. IRS lien and xx liens which do not affect lien position. Delinquent taxes IAO xx and current taxes due IAO xx.
Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.5% for the due date of XX/XX/XX18. The next due date is 0XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx.  The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.
Collections Comments:
Review of updated payment history dated XX/XX/XX19 shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XX/XX/XX19 in the amount of xx with interest rate of 5.5% for the due date of XX/XX/XX18. The next due date is 0XX/XX/XX19. The payment history reflects current unpaid principal balance is in the amount of xx.  The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.

The loan modification agreement was made between xx. The first modified payment is still due for the date of XX/XX/XX18 and the new maturity date will be XX/XX/XX58. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.

According to the collection comment, the occupancy of property is unable to be determined. No visible damage/repairs have been found. Inspection report dated XX/XX/XX18 (xx) shows that the occupied by owner and no damage has been found.

Review of collection comment stated that the foreclosure was initiated in xx. No further information is available about foreclosure.

No evidences have been found regarding bankruptcy filing.

Foreclosure Comments:Review of collection comment stated that the foreclosure was initiated in xx. No further information is available about foreclosure.
Bankruptcy Comments:Not Applicable
The loan modification agreement was made between “xx" and lender ‘xx’ (Lender) effective date is xx. The first modified payment is still due for the date of XX/XX/XX18 and the new maturity date will be XX/XX/XX58. The new modified unpaid principal balance is xx and interest bearing amount is xx. The Borrower is making the payment as per the modification terms that would be 5.5% and modified P&I xx.
Loan Program Info Disclosure Prepayment Penalty Rider Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value:xx Tape Value: No |---| |----| Comment: Current foreclosure doc locator is xx. Tape Source: Initial Tape Type:
Field: First Rate Change Date   Loan Value: 1XXX/XX06   Tape Value: 1XXX/XX05   Variance: -365 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 7.5%   Tape Value: 895%   Variance:    Variance %: -887.50%   Comment: Updated as per the Note&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 3 (Days)   Variance %:    Comment: Updated with current appraisal in loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000mmmmmm   Tape Value: FFFFFFF00000   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmm000000   Tape Value: 00000FFFFFFF   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX58   Tape Value: 9XX/XX35   Variance: -8370 (Days)   Variance %:    Comment: Loan is step per the Modification   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Updated with current appraisal in loan file. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Updated per Payment History&#xxD; Tape Source: Initial Tape Type:	B	* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 3) "Review of updated title report dated XXX/XX19 shows that there is IRS lien against the borrower in the favor of "xx" which was recorded on xx in amount of xx. However, lien amount is greater than the loan amount."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from XX/XX/XX17 to XX/XX/XX17, XX/XX/XX18, XX/XX/XX18, XX/XX/XX18 to XX/XX/XX18 and XX/XX/XX19; however we require latest 24 months complete comment history. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17 , XX/XX/XX17 to XX/XX/XX18, XX/XX/XX18 to XX/XX/XX18, XX/XX/XX18 to XX/XX/XX18 and XX/XX/XX18 to XX/XX/XX19."
* Payment History is not Complete (Lvl 3)     "“The latest payment history is available from XX/XX/XX18 to XX/XX/XX18. However, we require complete 12 months payment history; the payment history is missing from XX/XX/XX18 to XX/XX/XX18.”"
* Active Judgment Against Borrower (Lvl 3) "Review of updated title report dated XX/XX/XX19 shows that there is junior mortgage in the favor of "xx." which was recorded on xx (xx) in amount of xx."	* XXX Risk Indicator is "Moderate" (Lvl 2) "CE risk indicator is moderate due to,
1. This loan failed the TILA APR test.
2. This loan failed the TILA finance charge test.
.. This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is required for ARM loan; however document is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "Final HUD-1 is showing the settlement date XX/XX/XX05 which is after the note date is XX/XX/XX05."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Prepayment Rider Missing (Lvl 2)     "The subject loan has prepayment provision and the Prepayment rider is attached with Note but Prepayment rider is not attached with the recorded copy of Mortgage."
* XXX TILA Test Failed (Lvl 2)     "CE TILA test failed due to,
1. This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.724%. The disclosed APR of 6.131% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.

2. This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xxis not considered accurate because it is understated by more than xxx. This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* State Tax Judgment (Lvl 2)     "Review of updated title report dated XXX/XX19 shows that there state tax liens against the borrower in the favor of "xx" which were recorded on xx xx in amount of xx.
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* Title Review shows outstanding delinquent taxes (Lvl 2) "According to the updated title report dated XX/XX/XX19 , the combined taxes for the year of 2018 (xx) are delinquent in the amount of xx for due date XX/XX/XX18."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46376097	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Louisiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$4,800.29	$4,706.17	8XX/XX21	xx	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.600%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Secondary	Yes	Yes	No	21.906%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$287,789.68	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	xx. No active judgments or liens have been found against the borrower. Combined annual taxes of xxx have been paid in the amount of xx prior year’s delinquent taxes have been found.	According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
The next payment due date is on 0XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, with the rate of interest 4.924%, which was applied for XX/XX/XX19. The monthly P&I is xx.The UPB is reflected in the amount of xx. The borrower is making payment as per modification which was made on xx
Collections Comments:According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan. The next payment due date is on 0XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, with the rate of interest 4.924%, which was applied for XX/XX/XX19. The monthly P&I is xx.The UPB is reflected in the amount of xx. The borrower is making payment as per modification which was made on xx.
Collections Comments:The loan is currently in active bankruptcy. The borrower xx.  No comments found regarding the foreclosure. According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.  The next payment due date is on 0XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx, with the rate of interest 4.924%, which was applied for XX/XX/XX19. The monthly P&I is xx.The UPB is reflected in the amount of xx. The borrower is making payment as per modification which was made on xx. The loan has been modified since the origination. The modification agreement was made between the lender xx.The new UPB as per mod is xx.The first payment was due on XX/XX/XX15 and the maturity date is XX/XX/XX55.The monthly P&I per mod is xx with an interest rate of 3.924%. The modification does not contain balloon payment. The current occupancy is unable to be determined. No comments have been found regarding the damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The modification agreement was made between the lender xx and the borrower xx on xx.The new UPB as per mod is xx.The first payment was due on XX/XX/XX15 and the maturity date as XX/XX/XX55.The monthly P&I per mod is xx with an interest rate of 3.924%. The modification does not contain balloon payment.	Affiliated Business Disclosure Notice of Servicing Transfer Final Truth in Lending Discl. Initial Escrow Acct Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.23% Comment: As per tape data Current bankruptcy Arrearage amount is xx but audit value xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 110 (Days)   Variance %:    Comment: As per tape data Doc date of last Modification is xx but audit value xx   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 4XX/XX15   Tape Value: 7XX/XX15   Variance: 91 (Days)   Variance %:    Comment: As per tape data Modification first payment date is 7XX/XX15 but audit value is 4XX/XX15.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per tape data Mos Currently delinquent is 1 but audit value 0.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancy &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111112222   Tape Value: 222222111111   Variance:    Variance %:    Comment: As per tape data Payment History string is 222222111111 but audit value 111111112222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222211111111   Tape Value: 111111222222   Variance:    Variance %:    Comment: The latest payment history shows the PH string reversed is 222221111111 .   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX55   Tape Value: 1XXX/XX34   Variance: -7456 (Days)   Variance %:    Comment: As per tape data stated maturity date is 1XXX/XX34 but audit value XXX/XX55.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.09%   Comment: As per tape data Total debt balance per payment History is xx but audit value xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: As per tape data stated maturity date is 1XXX/XX34 but audit value XXX/XX55. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comment history is available from XX/XX/XX17 to XX/XX/XX17 , XXX/XX18 to XX/XX/XX18 and XX/XX/XX19 to XX/XX/XX19 as we require latest 24 months servicing comments. The comment history is missing from XX/XX/XX17 to XX/XX/XX17 , 1XXX/XX17 to XX/XX/XX17 and XXX/XX19 toXX/XX/XX19"	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business form is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA APR Test: FAIL Loan Data 0.000% Comparison Data 5.522% Variance -5.522%
This loan failed the TILA APR test."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 5.522%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow disclosure is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "As per he updated title report the chain of assignment is not completed, currently the assignment is with xx. However , it should be with xx."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	46902550	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$684.68	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.800%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	26.767%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX13	$182,724.08	Not Applicable	4.250%	xx	XX/XX/XX13	Financial Hardship	xx
There is one senior mortgage against the subject property originated on xx. Recorded satisfaction document is available in the updated title report located at “xx”. However, updated title report shows this mortgage at first lien position and the review for satisfaction is required.
There is a sewer lien against the subject property in the favor of xx. First and second installments of combined taxes for the year of 2018 have been paid in the amount of xxo prior year delinquent taxes have been found.
According to the latest payment history as of XX/XX/XX19, the loan is currently performing and the borrower has been making regular payments. The next due date is XX/XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx with the interest rate of 2.000 % and P&I of xx.	Collections Comments:The loan is currently in the bankruptcy and the loan is currently performing and the borrower has been making regular payments. The next due date is XX/XX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XX/XX/XX19. The unpaid principal balance is reflected in the amount of xx. The borrower has been making payments as per the modification agreement dated xx
No comment pertaining damage to the subject property has been observed. No latest BPO report has been found in the loan file.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx
This modification agreement was made between the borrower, "xx" and the lender, "xx" on xx. According to modified terms, the new principal balance is xx. Borrower promises to pay P&I with the initial step interest rate of 2.00% beginning from XX/XX/XX17. The stated maturity date is XX/XX/XX37. The loan was modified with 4 steps.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: In Current Foreclosure Doc Locator, Data provided is No however audit value is Not Applicable.&#xxD; Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: In Neg. Amort Potential?, Data provided is No however audit value is Not Applicable   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000012322   Tape Value: F42223100000   Variance:    Variance %:    Comment: In Payment history string, Data provided is F42223100000 however audit value is 000000012322   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 223210000000   Tape Value: 00000132224F   Variance:    Variance %:    Comment: In Payment history, Data provided is 000000132224F however audit value is 223210000000&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX37   Tape Value: 1XXX/XX25   Variance: -4169 (Days)   Variance %:    Comment: In Stated Maturity Date, Data provided is 1XXX/XX25 however audit value is 4XX/XX37&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.12%   Comment: In Total Debt/Legal Balance per payment history, Data provided is xx however audit value is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.04% Comment: In Unpaid current principal balance (UPB) per payment history, Data provided is xx however audit value is xx Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX17 to XX/XX/XX17, from XX/XX/XX17 to XX/XX/XX18, and for XX/XX/XX19. However, we require latest 24 months collection comments. Servicing comments are missing from XX/XX/XX17 to XX/XX/XX17, from XX/XX/XX18 to XX/XX/XX18, and from XX/XX/XX19 to XX/XX/XX19."
* Deceased Borrower(s) (Lvl 3)     "According to death certificate located at “xx”, the borrower, xx had deceased on xx.
* Water/Sewer Taxes (Lvl 3)     "According to the updated title report dated XX/XX/XX19, there is a sewer lien against the subject property in the favor of xx for the amount of xx which was recorded on xx with XX/XX. Releasing of certificate which was recorded on xx with XX/XXor this lien is available in the updated title report located at “Ln#xx”, This document reflects the recording XX/XXr above lien as xx which is incorrect.
The subject property is located in Indiana State."
* Issue with the legal description or recorded instrument (Lvl 3) "According to updated title report dated XX/XX/XX19, the legal description mentioned in the subject mortgage is inconsistent with the legal of the vesting deed. The legal mentioned on the vesting deed which was recorded on xx with Book/Page# xx shows “xx”. However, the legal of the subject mortgage which was recorded on xx with Book/Page # xx shows “xx”. This can be cured by re-recording of the subject mortgage with the correct legal description."	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Indiana license validation test. (IN HEA 1359, Ind. Code § 24-4.5-1-101, Ind. Code § 24.4.4-1-101)
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated UCCC,  Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC. The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Indiana State. The following required state disclosures are missing from the loan file.
1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the Indiana license validation test."	* XXX RESPA Test Incomplete (Lvl 1)
* Mortgage  (Lvl 1)     "The subject mortgage was originated on XX/XX/XX05 in the favor of xx for the amount of which was recorded on xx with Book/Page# xx
																																																																																									According to the updated title report dated XX/XX/XX19, there is one senior mortgage against the subject property originated on xx for the amount of xx in the favor of xx which was recorded on xx with xx. Recorded satisfaction document is available in the updated title report located at “xx”. However, updated title report shows this mortgage at first lien position and the review for satisfaction is required."	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37365140	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,651.84	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.875%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	40.491%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$324,712.76	Not Applicable	5.875%	xx	XX/XX/XX17	Financial Hardship	xx
There is a certificate of real estate tax in the amount of xx.
The 1st installments of county taxes for the year 2018 are paid in the amount of xx
The current ownership is vested in the name of xx (borrower).
According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and next due isXX/XX/XX19. The last payment was received on XXX/XX19 and P&I in the amount of xx which was applied onXX/XX/XX19 with interest rate 10.670 % and PITI in the amount of xx. The borrower has been making payment through xx (located-xx).	Collections Comments:The review of comment history shows that the loan is in active bankruptcy.
xx
There is no any evidence of cram down.
The last payment was received on XXX/XX19 and P&I in the amount of xx which was applied onXX/XX/XX19 with interest rate 10.670 % and PITI in the amount of xx. The borrower has been making payment through Rate Reduction Rider (located-xx).
The foreclosure process was initiated and was referred to attorney on xx and it is still in active bankruptcy.

The property has been occupied by the owner xx

Foreclosure Comments:The foreclosure process was initiated and was referred to attorney on xx
There is no any evidence of cram down.

Not Applicable	Credit Application Missing Required State Disclosures	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value: xx Tape Value: xx |---| -1 (Days) |----| Comment: The POC was filed on xx However the tape shows that it is xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: The current foreclosure Doc is located at "xx.   Tape Source: Initial   Tape Type:
Field: Loan Documentation Type   Loan Value: No Documentation   Tape Value: Full Documentation   Variance:    Variance %:    Comment: As application is missing, the loan documentation type is No Documentation.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidence of modification has been found.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000100000   Tape Value: FFFFFFFFFF00   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000100000. However the tape shows that it is FFFFFFFFFF00.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000001000000   Tape Value: 00FFFFFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 000001000000. However the tape shows that it is 00FFFFFFFFF.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.45%   Comment: The total debt/legal balance per payment history is xxowever the tape shows that it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.09% Comment: The current principal balance is xx. However the tape shows that it is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to updated title report datedXX/XX/XX19 shows that the subject mortgage is on second lien position because there is a Certificate of Tax lien (Real Estate) against the property in the favor of xx in the amount of xx which was recorded on xx. The property is located in Ohio state which is a non-superlien state. However, there is a possibility of property getting foreclosed due to above unpaid liens."
* Title Review shows major title concern (Lvl 4)     "The Updated title report datedXX/XX/XX19 shows that there is a certificate of real estate tax in the amount of xx has been found. It was recorded on xx. The certificate was purchased by the xx.
The property is located in non super-lien state. There may be possibility of foreclosure by unpaid tax lien."	* Comment history is incomplete (Lvl 3) "The comment history is not complete. The available comment history is fromXX/XX/XX17 toXX/XX/XX19. However, the missing comment history is from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, XXX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19. Hence we require latest 24 months comment history."	* XXX Risk Indicator is "Moderate" (Lvl 2) "This loan failed the interest rate test."
* Missing Required Disclosures (Lvl 2)     "The initial Escrow Account Disclosure and List of Service Provider Disclosure is missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "Interest Rate Test: FAIL Loan Data : 11.170%  Comparison Data : 10.250%  Variance : +0.920%
The loan has an interest rate that does not conform to the requirements for the lender's license type in the state where the property is located."
* Application Missing (Lvl 2)     "Application is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "The review of ROR document shows that, the ROR is not hand dated."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Ohio State. The following required state disclosures are missing from the loan file.
1.Equal Credit Availability Notice
2.Insurance Tying Disclosure
																																																																																								3.Non-Deposit Insurance Disclosure"	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	29456081	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,012.39	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.300%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	45.774%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$313,029.14	Not Applicable	4.000%	xx	XX/XX/XX08	Financial Hardship	xx. The chain of assignment has been completed. No active judgments or liens have been found. Annual utilities taxes of xx are due in the amount of xx No prior year delinquent taxes have been found pending.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on 0XXX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is performing and payments are current. The borrower is making the payments regularly. The last payment was received on 0XXX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. No evidence of bankruptcy has been found. The foreclosure is currently on hold. The foreclosure was initiated on loan. As per available document located at 'xx. The borrower had given promise to pay the UPB of xx with interest rate of 5.50% with P&I of xx with fixed amortized type and it was beginning from first payment date on 09XX/XX18 and ends with the maturity date of 08XX/XX58. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 08XX/XX58. The borrower wants to retain the subject property. No comments regarding the occupancy and condition of subject property have been found.
Foreclosure Comments:The foreclosure is currently on hold. The foreclosure was initiated on loan. As per available document located at xx. Later, the sale was placed on hold due to modification.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between xx and xx on effective date of xx. The borrower had given promise to pay the UPB of xx with interest rate of 5.50% with P&I of xx with fixed amortized type and it was beginning from first payment date on 09XX/XX18 and ends with the maturity date of 08XX/XX58.
The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 08XX/XX58.	Credit Application	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Foreclosure per title Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No negarive amortization   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FFFFFFF00000   Variance:    Variance %:    Comment: Coding difference used 0-4   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 00000FFFFFFF   Variance:    Variance %:    Comment: Coding difference used 0-4   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX58   Tape Value: 4XX/XX38   Variance: -7427 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total debt from payment history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Available comments are incomplete. Collection comments are available from XX/XX/XX17 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from 0XXX/XX17 to XX/XX/XX17, 1XXX/XX17 to XX/XX/XX18, 04XX/XX18 to XX/XX/XX18, 1XXX/XX18 to XX/XX/XX18 and 0XXX/XX19 to XX/XX/XX19."	* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "As per XXX report dated 0XXX/XX19, the borrower name on the mortgage does not match the owner name on the Deed. As per mortgage document dated xx with instrument#/Book/Page# xx which was recorded on xx the borrower name is "xx" however, the latest deed dated xx which was recorded on xx with Book/Page#xx is showing borrower name as "xx"."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
																																																																																								* Application Missing (Lvl 2) "Fianl 1003 is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53975162	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$7,725.63	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.150%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Commitment	Not Applicable	xx	XX/XX/XX17	$300,000.00	$118,741.02	5.000%	xx	XX/XX/XX17	Financial Hardship	xx No active judgments or liens found. The county annual taxes for the year 2018 have been paid in the amount of xx No prior year delinquent taxes have been found.	As ofXX/XX/XX19 payment history, the borrower is current with the loan, however, the borrower is making the payment regular; on the loan and next payment due date is for XXX/XX19. The last payment was received on XXX/XX19 and the P&I is xx with interest rate 2.000%. As per payment history, the UPB is reflecting is in the amount of xx.
However, the borrower has been making the payment as per the current modification which was executed on xx
Collections Comments:The current status of the loan is in the collection; the borrower is current with the loan, however, the borrower is making the payment regular; on the loan and next payment due date is for XXX/XX19. The last payment was received on XXX/XX19 and the P&I is xx with interest rate 2.000%. As per payment history, the UPB is reflecting is in the amount of xx.
However, the borrower has been making the payment as per the current modification which was executed on xx.
This step modification agreement was made between xx. The new principal balance is xx with interest rate 2.000 %  which steps up in 6 steps ending at 7.000%. The borrower promises to pay the monthly  P&I of xx; beginning from 6XX/XX17, the new maturity date is 5XX/XX57. The servicer agrees to forgive xx.

As per Servicing comment unable to determine the reason for default.
As per collection comment dated 1XXX/XX17, the subject property had roof damage due to the hurricane. However, an inspection conducted by xx doesn't show damage although it was an exterior, drive-by inspection. According to the collection, comment dated XX/XX/XX17, the borrower stated that she could not afford to pay that amount because she is dealing with a property insurance claim due to the hurricane.No further details have been found regarding the repair and current property condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx

Loan Modification agreement was made between borrower xx with xx on effective date of xx.
The borrower promised to pay the unpaid principal balance of xx with interest rate of 2.000% with P&I of xx with step amortized type and it was beginning from first payment date on XXX/XX16 and ends with the maturity date of 5XX/XX57.
According to the modification agreement made on xx the new principal is in the amount of xx with interest rate of 2.000%. In addition to this the lender agrees to permanently forgive the principal balance in the amount of xx which exceeds 2% of the modified principal amount.

HUD-1 Closing Statement
Right of Rescission
Credit Application
Loan Program Info Disclosure
Missing Required State Disclosures
Notice of Servicing Transfer
Origination Appraisal
Affiliated Business Disclosure
Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER report xx had filed bankruptcy under xxplan case# xx on xx Tape Source: Initial Tape Type:
Field: Borrower #1 Middle Name   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: The borrower middle name is xx   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -1188 (Days)   Variance %:    Comment: Last modification was done on xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: As per modification Loan amortization type is Step.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 10%   Tape Value: 1.0%   Variance:    Variance %: 9.38%   Comment: As per ARM note document Max Rate at first adjustment 10.375%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 7.4%   Tape Value: 300%   Variance:    Variance %: -292.63%   Comment: As per ARM note document Min rate at first adjustment is 7.375%.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 5XX/XX57   Tape Value: 6XX/XX51   Variance: -2161 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Step 3 Period   Loan Value: 12   Tape Value: 11   Variance: 1   Variance %: 0.09%   Comment: The Modification reflects the Modification Step period is 12.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: No balloon designed in modification.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 6XX/XX17   Tape Value: XXX/XX14   Variance: -1188 (Days)   Variance %:    Comment: The Modification reflects the First Payment Date 6XX/XX17.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The borrower is making the payment regular,.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011100000000   Tape Value: 000000000011   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 01110000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001110   Tape Value: 110000000000   Variance:    Variance %:    Comment: The Payment History String reversed is 0000000001110.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.21%   Comment: As per Modification document principal balance is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX57   Tape Value: XXX/XX37   Variance: -7394 (Days)   Variance %:    Comment: The maturity date is 5XX/XX57.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: The total debt/ Legal Balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current principal balance per payment history is xx. Tape Source: Initial Tape Type:	D	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "According to the modification agreement made on xx the new principal is in the amount of xx with interest rate of 2.000%. In addition to this the lender agrees to permanently forgive the principal balance in the amount of xx which exceeds 2% of the modified principal amount."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with Estimated hud-1 and Itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "Servicing comments are available fromXX/XX/XX17 to XXX/XX19. We require latest 24 months servicing comments. However, the servicing comments are missing from XXX/XX17 toXX/XX/XX17."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR document is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Property Damage (Lvl 2)     "According to the collection comment dated 1XXX/XX17, the subject property had roof damage due to the hurricane. However, an inspection conducted by xx doesn't show damage although it was an exterior, drive-by inspection. According to the collection, comment dated XX/XX/XX17, the borrower stated that she could not afford to pay that amount because she is dealing with a property insurance claim due to the hurricane. No further details have been found regarding the repair and current property condition."
* Operative index value is unable to confirm (Lvl 2)     "Operative index numerical value is unable to be confirmed from the given lenders documents."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Florida. The following state disclosures are missing from the loan file.
1.Anti-Coercion Notice
2.Title Insurance Disclosure
3.Radon Gas Disclosure
4.Insurance Sales Disclosure"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal Report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."			Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	89427768	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,488.16	8/XX/XX21	xx	Yes	FC Contested - Counterclaim filed	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	45.791%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$321,189.44	Not Applicable	5.000%	xx	XX/XX/XX18	Financial Hardship	xx
No active judgments and liens have been found.
1st and 2nd installment taxes for the year of xx have been paid in the amount of xx 1st installment taxes have been paid in the amount of xx  2nd  installment taxes have been due in the amount of xx No prior year delinquent taxes have been found.
As the review of the payment history, the borrower is delinquent for 26 months and the next payment is due for 1XXX/XX16. The last payment was received on XXX/XX19 in the amount xx which was applied for 1XXX/XX16. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the xx mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for 1XXX/XX16. The last payment was received on XXX/XX19 in the amount xx which was applied for 1XXX/XX16. As per the review of the PACER report, the borrower xx. The RFD is unable to be determined. The loan was modified in the year of xx and the borrower has been making his payments as per the xx mod terms. As per the servicing comments, the current occupancy of the subject property is unable to be determined. No damages or repairs have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney. The complaint was filed on xx and FC was placed on hold.
Bankruptcy Comments:
As per the review of the PACER report, the borrower xx
The Loan Modification agreement was made between borrower xx and lenderxx on xx. The UPB is xx.
The borrower promises to pay P&I of xx with an interest rate of 5.000%, beginning from XXX/XX12. The maturity date is 1XXX/XX51. There is a deferred balance of the amount xx and the interest- bearing amount is xx.	Right of Rescission	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: As per the updated title report, the complaint was filed. So, the Fc was initiated. Tape reflects as No. Tape Source: Initial Tape Type:
Field: Mos Currently Delinquent   Loan Value: 26   Tape Value: 27   Variance: -1   Variance %: -0.04%   Comment: As per the payment history, the months currently delinquent are 26.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment: As per the mortgage, 1-4 rider is available.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however tape data shows FFFFFFFFFFFF.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444444444   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per payment history payment string is 444444444444 however tape data shows FFFFFFFFFFFF.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX51   Tape Value: XXX/XX38   Variance: -5051 (Days)   Variance %:    Comment: As per note stated maturity date is XX/XX/XX51 however tape data shows XX/XX/XX38.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 2 Family   Tape Value: Single Family   Variance:    Variance %:    Comment: As per the mortgage, 1-4 rider is available.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.13%   Comment: As per payment history total debt is xx however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history, the UPB is xx. Tape Source: Initial Tape Type:	B	* Amount of title insurance is less than mortgage amount (Lvl 3) "As per the note, the original principal amount is xx. The final TPOL reflects insurance amount as xx."
* Written or verbal dispute (Lvl 3)     "As per the collection comments, the borrower is disputing for late charges. Details are not found. No further details have been found stating the dispute is resolved."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per the review of the PACER report, the borrower xx had filed bankruptcy under xx with case#xx on xx. As per the voluntary petition should D, there is an unsecured portion in the amount of xx and the amount of claim without deducting the value of the collateral is xx."
* Comment history is incomplete (Lvl 3) "Servicing comments are available from XX/XX/XX15 to XX/XX/XX17 and from XX/XX/XX17 to XX/XX/XX19, however, we require the latest 24 months servicing comments; Servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Finance Charge Test: FAIL xxxxILA Foreclosure Rescission Finance Charge Test: FAIL xxxx-xx."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Fail	No Result		Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	23382432	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$4,343.13	$7,896.60	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	1.000%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	21.045%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$692,942.47	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	xx No active judgments or liens have been found pending. Annual taxes are in the amount of xx No prior delinquent taxes have been found pending.	Provided payment history as ofXX/XX/XX19, reveals that the loan is in delinquency for 03 months. The next due date for the payment is 1XXX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 1XXX/XX18 was received on XX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.	Collections Comments:Loan is in delinquency. Provided payment history from XX/XX/XX17 to XX/XX/XX19 reveals that the loan is in delinquency for 03 months. The next due date for the payment is 1XXX/XX18. The borrower is not making regular payments as per note P&I. The last payment of 1XXX/XX18 was received on XX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is not making regular payments as per note P&I. The loan was not yet modified since origination.
No information pertaining to foreclosure has been found in the latest 24 months servicing comments.
No information pertaining to bankruptcy has been found in the latest 24 months servicing comments.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures
Origination Appraisal
Final Truth in Lending Discl.
Initial Escrow Acct Disclosure
Good Faith Estimate
Credit Application
Affiliated Business Disclosure
Notice of Servicing Transfer	Field: Amortization Term Months (CE, S&P) Loan Value: 360 Tape Value: 224 |---| 136 |----| 0.61% Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value:XX/XX/XX13   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX32   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 6XX/XX13   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 10%   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012311111200   Tape Value: 000012111212   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 002111113210   Tape Value: 212111200000   Variance:    Variance %:    Comment: Difference between the tape data and audit value in the loan file.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value:xx  Tape Value: xxs  Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: Difference between the tape data and audit value in the loan file. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from 8XX/XX17 to XX/XX/XX17 and from XXX/XX18 toXX/XX/XX19. We required latest 24 months servicing comments. However, servicing comments are missing from XX/XX/XX17 till XX/XX/XX17 and from XX/XX/XX17 till XX/XX/XX17."
* Payment History is not Complete (Lvl 3)     "Payment History is available from XX/XX/XX17 to XX/XX/XX18 and from XX/XX/XX18 to XX/XX/XX19. We required latest 12 months payment history. However, the payment history is missing from 1XXX/XX18 till XX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3) "According to the updated title report dated XX/XX/XX19, the missing document reference no is inconsistent on mortgage and assignment. The mortgage dated xx and recorded on xx shows document reference # “xx" whereas, the assignment reflects " document reference # “xx and xx". It looks like a scrivener error on the assignment of document It can be cured by re-recording the assignment with respective county office."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in state of Texas. The following state disclosures are missing from the loan file.
1.Insurance Solicitation/Post Commitment Requirement
2.Non-Deposit Investment Product Disclosure Are there any promotional materials?
3.Collateral Protection Insurance Disclosure
4.Choice of Insurance Notice
5.Fair Market Value of Homestead Property Acknowledgment
6.Home Equity Loan Rescission Notice
7.Home Equity Loan Copies of Documents
8.Home Equity Loan Interest and Fees Pre-closing Disclosure
9.Home Equity Consumer Disclosure
10.Commitment Requirement/Anti-Tying
11.TX Loan Agreement Notice"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 10.071%. The disclosed APR of 0.000%.

This loan failed the HOEPA higher-priced mortgage loan test.
Using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer disclosure is missing from the loan file."
* XXX HOEPA Test Failed (Lvl 2)     "This loan failed the HOEPA higher-priced mortgage loan and has escrow collected.
The loan is a higher-priced mortgage loan and the document type of the loan is "No Asset Verification," "No Asset or Income Verification," "No Documentation," "No Income Verification,"
This loan does not collect reserves for the payment of homeowners insurance and property taxes for one of the following:
A higher-priced mortgage loan consummated regardless of loan amount, where an application is received on or after April 1, 2010."
* XXX Risk Indicator is "Critical" (Lvl 2)     "The CE risk indicator is Critical as this is a HOEPA Higher-Priced Mortgage Loan and is failing HOEPA Higher-Priced Mortgage Loan Document Type Test. Loan is escrowed."
																																																																																								* Initial Good Faith Estimate is Missing (Lvl 2) "Initial GFE is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Critical	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	24498914	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Kansas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,721.79	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.820%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX15	$137,904.58	Not Applicable	3.924%	xx	XX/XX/XX15	Financial Hardship	xx

No active judgments/liens have been found in the updated title report against the borrower/subject property.

1. Annual County taxes of 2017 which are in the amount of xxare currently delinquent which were earlier due onXX/XX/xx18 and are good throughXX/XX/xx19 with an interest.

2. Annual County taxes of 2018 which are in the amount of xxare currently delinquent which were earlier due onXX/XX/xx19 and are good throughXX/XX/xx19 with an interest.
Review of the updated payment history as ofXX/XX/XX19 shows that the loan is in delinquency for +1 month and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of 1XXX/XX18. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx	Collections Comments:The loan is currently in active Bankruptcy. The loan is in delinquency for +1 month and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made on XXX/XX19 in the amount of xx for the due date of 1XXX/XX18. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx.
The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx. No more evidences are available in the latest 24 months servicing comments regarding further foreclosure proceedings.
The debtor xx.

Foreclosure Comments:The foreclosure proceedings were initiated on the loan by referring it to Attorney on xx. No more evidences are available in the latest 24 months servicing comments regarding further foreclosure proceedings.
Bankruptcy Comments:xx	The loan was modified on xx with new principal balance of xx. The borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 3.750% beginning from XXX/XX17 to the new maturity date of XXX/XX47.	Mortgage Insurance Good Faith Estimate Missing Required State Disclosures	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value: xx Tape Value: xx |---| -118 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Current foreclosure doc locator is xx   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 2   Tape Value: 3   Variance: -1   Variance %: -0.33%   Comment: Mos currently delinquent is 2.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 122322244444   Tape Value: 889FFFFFFF23   Variance:    Variance %:    Comment: payment history string is 444442223221.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444442223221   Tape Value: 32FFFFF9F988   Variance:    Variance %:    Comment: payment history string reversed is 444442223221.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX47   Tape Value: 7XX/XX44   Variance: -945 (Days)   Variance %:    Comment: Stated maturity date is XXX/XX47.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.05%   Comment: Total debt/legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.07% Comment: Unpaid current principal balance is xx. Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated onXX/XX/XX14 as an FHA loan with Case#xx. No indication of any changes in loan type found in the loan file."	* Title Review shows outstanding delinquent taxes (Lvl 3) "1. Annual County taxes of 2017 which are in the amount of xx are currently delinquent which were earlier due onXX/XX/XX18 and are good throughXX/XX/XX19 with an interest.

2. Annual County taxes of 2018 which are in the amount of xx are currently delinquent which were earlier due onXX/XX/XX19 and are good throughXX/XX/XX19 with an interest."
* Comment history is incomplete (Lvl 3) "The servicing comments are available in the loan file from 8XX/XX17 toXX/XX/XX19. We require latest 24 months servicing comments but servicing comments are missing from XXX/XX17 toXX/XX/XX17."	* MI, FHA or MIC missing and required (Lvl 2) "MI Certificate is missing from the loan file."
* Higher Price Mortgage Loan (Lvl 2)     "This loan failed the higher-priced mortgage loan test as using the greater of the disclosed APR and the calculated APR, the loan is a higher-priced mortgage loan, as defined in Regulation Z and the subject loan is escrowed one.
While the higher-priced mortgage loan provisions specify that lenders can legally make this type of loan subject to additional requirements in 12 CFR §1026.35, some lenders and secondary market investors may prefer not to fund or buy higher-priced mortgage loans even if the additional conditions are met.

Higher-Priced Mortgage Loan Test: FAIL   Charged: 6.317%      Allowed: 5.880%     Over by: +0.437%"
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas state. The following state disclosures are missing from the loan file.
1. TX Loan Agreement Notice
2. Commitment Requirement/Anti-Tying
3. TILA Disclosures in Spanish
4. Home Equity Consumer Disclosure
5. Home Equity Loan Interest and Fees Preclosing Disclosure
6. Home Equity Loan Rescission Notice
7. Collateral Protection Insurance Disclosure
8. Non-Deposit Investment Product Disclosure Are there any promotional materials?
9. Insurance Solicitation/Post Commitment Requirement"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR (6.317%) is exceeded APOR (5.880%) by 0.437%. The APR threshold is 5.880% and the subject loan is escrowed one.

																																																																																								Qualified Mortgage Safe Harbor Threshold: FAIL Charged: 6.317% Allowed: 5.880% Over by: +0.437%"	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Not Covered	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	84144145	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,352.13	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	41.270%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$67,314.42	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	xx No active judgments or liens have been found. The 1st and 2nd installment city taxes of 2018 have been paid. No prior years delinquent taxes have been found.	According to payment history as ofXX/XX/XX19, the loan is current and the next due date is XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx and it was applied for the due date of XX/XX/XX19. The current P&I is xx, and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx.
Collections Comments:According to the review of collection comments, the loan is current and the next due date for the regular payment is XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx and it was applied for the due date of XX/XX/XX19. The current P&I is xx, and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx.
The loan was last modified on xx with new UPB in the amount of xx and an interest rate of 5.5%(fixed).
No evidence of any foreclosure activity has been found.
No evidence of damage or repair pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under chapter-xx	The loan modification agreement was made between borrower "xx” and the lender "xx" on xx As per the modified terms, the borrower promises to pay the unpaid principal balance in the amount of xx with fixed interest at the rate of 5.5% per annum beginning from 1XXX/XX47. The new monthly P&I payment is in the amount of xx.
The loan was previously modified on  xx.
Right of Rescission Origination Appraisal Affiliated Business Disclosure Credit Application Loan Program Info Disclosure HUD-1 Closing Statement Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No activity pertaining to forelcosure has been found.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Updated with Note and additional documents in loan file&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.6%   Tape Value: 1.0%   Variance:    Variance %: 8.63%   Comment: Updated with Note and additional documents in loan file&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.8%   Tape Value: 300%   Variance:    Variance %: -293.25%   Comment: Updated with Note and additional documents in loan file&#xxD;   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Apprasial missing from loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 010000000000   Tape Value: 000000000010   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000010   Tape Value: 010000000000   Variance:    Variance %:    Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX47   Tape Value: 1XXX/XX33   Variance: -5052 (Days)   Variance %:    Comment: Updated due to the latest Modification dated XX/XX/XX17&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.03%   Comment: Updated per Payment History&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Updated per Payment History&#xxD; Tape Source: Initial Tape Type:	D	* As per modification agreement lender has agreed to waive or forgive a large unpaid balance (Lvl 4) "The loan was first modified on xx According to the letter to the borrower “xx” located at “xx”, the UPB as of 7XX/XX11 in the amount of xx had been reduced to xx. This reduction in the principal balance will be forgiven by the lender if the borrower does not default on the new payments. This reduction in the principal balance exceeds 2.00% of the modified amount. The loan was again recently modified on xx with new UPB in the amount of xx. The current UPB per payment history is in the amount of xx. The borrower has been making payments in accordance with the terms of recent modification dated 9XX/XX17."	* Title issue (Lvl 3) "The short form title insurance policy at origination "xx" does not have scheduled B page. This issue can be cured by adding an addendum to the title policy with Schedule B(exception from coverage)."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "Final HUD along with an estimated HUD and itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from 8XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, 5XX/XX18 toXX/XX/XX18, 7XX/XX18 toXX/XX/XX18, 9XX/XX18 toXX/XX/XX18 and 1XXX/XX18 toXX/XX/XX19. Hence, the servicing comments are missing from XXX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, 4XX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18, 8XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18 as we require the latest 24 months servicing comments. However, the borrower has been current with payments since 1XXX/XX17."	* Right of Rescission missing or unexecuted (Lvl 2) "The ROR document is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report at origination is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "An affiliated business agreement disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final loan application/ 1003 is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The original note has adjustable rate provision; however, the loan program disclosure is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from loan file."			Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	65519770	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$669.87	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.170%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is one civil judgment against the borrower in favor of xx
Annual county taxes of 2018 have been paid on XX/XX/xx19 in the amount of xx
Annual county taxes of 2017 have been paid on XX/XX/xx19 in the amount of xx
Annual county taxes of 2016 have been paid on XX/XX/xx19 in the amount of xx
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX19, the borrower is performing with the loan and the next due date for payment is XX/XX/XX19. The last payment was received on XX/XX/XX18 in the amount of xx, which was applied to XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on xx	Collections Comments:According to the review of the servicing comments. The borrower is performing with the loan and the next due for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX18, in the amount of xx, which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified thrice since origination. The first time the loan was modified on xx. No any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
The foreclosure was initiated. The notice of lis pendens was filed by the creditor on xx. No further details related to foreclosure have been found. However, the foreclosure file was put on hold due to loss mitigation.
No information pertaining to bankruptcy has been found.
Unable to determine the occupancy of the subject property and intention of the borrower from the available servicing comments. No damage pertaining to the subject property has been found.
Foreclosure Comments:The foreclosure was initiated. The notice of lis pendens was filed by the creditor on xx. No further details related to foreclosure have been found. However, the foreclosure file was put on hold due to loss mitigation.
Bankruptcy Comments:Not Applicable	The Loan modification agreement was made on xx between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 6.00%, beginning from XX/XX/XX19 till the maturity date of XX/XX/XX48. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified thrice since origination. The first time the loan was modified on xx The copy of the modification agreement which was located at "xx" and the second time the loan was modified on xx The copy of modification agreement which was located at "xx"

Notice of Servicing Transfer
Missing Required State Disclosures
Right of Rescission
Final Truth in Lending Discl.
HUD-1 Closing Statement
Credit Application
Affiliated Business Disclosure
Origination Appraisal
Initial Escrow Acct Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: The foreclosure was initiated. Hence current foreclosure doc locator is xx Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: As per the payment history, current legal status is performing.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -417 (Days)   Variance %:    Comment: As per the latest modification, doc date of last modification is xx   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 1XXX/XX48   Tape Value: 8XX/XX47   Variance: -488 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX19   Tape Value: 9XX/XX17   Variance: -487 (Days)   Variance %:    Comment: As per the latest modification, modification first payment date is XX/XX/XX19.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.19%   Comment: As per the latest modification, modification P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 6.0%   Tape Value: 5.0%   Variance:    Variance %: 1.00%   Comment: As per the latest modification, modification original rate is 6.00%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per the payment history. Mos currently delinquent is zero.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note is not Neg-ARM. Hence, it is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000M00   Tape Value: 000000000001   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000001.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 00M000000000   Tape Value: 100000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String reversed as 00M000000000.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: As per the modification, principal balance stated in mod is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX48   Tape Value: 9XX/XX34   Variance: -5205 (Days)   Variance %:    Comment: As per the modification agreement, Stated maturity date is XX/XX/XX48.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.08%   Comment: As per the modification, total debt/legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: As per the payment history, the current principal balance is xx; however, tape data reflects with xx. Tape Source: Initial Tape Type:	D	* Property Damage (Lvl 4) "As per the comment dated XX/XX/XX17, the borrower stated that she was homeless due to the hurricane. The tree went straight through the property. The borrower stated that there were significant damages to the subject property. However, as per the disaster inspection report located at “xx”, reveals that the property damaged from Hurricane and estimated repair in the amount of xx. she was asking about the insurance claim to the lender. Then, the lender filed the insurance claim to the insurance company. The insurance company attached the insurance check in the amount of xx and sent to the lender address. The lender disburses the check in the amount of xx to xx. However, no further details have been found regarding the completion of repair. Also, the latest inspection report is not available in the loan file."	* Lost Note Affidavit (Lvl 3) "Lost-note affidavit dated XX/XX/XX17 was found at location "xx" showing original note was misplaced, lost or destroyed. Copy of Note is also located in the same file."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title report dated XXX/XX19, the subject mortgage was originated on xx with xx in the amount of xxwhich was recorded on xx However, the legal description are completely missing from mortgage or the legal page (i.e scheduled A) was not recorded with the subject mortgage. This can be cure by re-recording the mortgage with legal description."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The Final HUD-1 along with estimated HUD-1 and itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XX/XX/XX17 to XX/XX/XX19. However, we require the latest 24 months of servicing comment. The servicing comments are missing from XX/XX/XX17 to XX/XX/XX17."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The Servicing Transfer Disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida state. The following state disclosures are missing from the loan file:
1.Anti-Coercion Notice.
2.Title Insurance Disclosure.
3.Radon Gas Disclosure.
4.Insurance Sales Disclosure."
* Right of Rescission missing or unexecuted (Lvl 2)     "The Right Of Rescission Document is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final Truth In Lending is missing from the loan file."
* Application Missing (Lvl 2)     "Final ApplicatiXX/XX03 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "The List of Service Provider Disclosure is missing from the loan file."			Pass	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88485462	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$0.00	$2,070.31	8XX/XX21	xx	No	Modification/Short Sale Pending	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.810%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$175,000.00	$30,498.37	5.500%	xx	XX/XX/XX18	Financial Hardship	xx
There is one junior mortgage in the amount of xx
The annual county taxes of xx are due onXX/XX/xx19 in the amount of xxThe county taxes are delinquent from 2014 to 2017 total in the amount of xxand total payoff good through isXX/XX/xx19.
Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 6.00% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification agreement made on xx	Collections Comments:The loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 6.00% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower is making payments as per the modification agreement made on xx.
The loan was modified twice since origination. The first mod was made onxx".
The Loan Modification agreement was made on an effective date of xx.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 6.00 % and P&I xx with fixed amortized type and the first payment had begun from 9XX/XX18 and ends with the maturity date of 8XX/XX58.

As per the lis pendens document available with the updated title report the foreclosure was initiated in the loan and the complaint was filed on xx. No further details have been found regarding the foreclosure as the loan is performing and next due for XXX/XX19. The comment datedXX/XX/XX17 states that foreclosure on hold for SOL; however no further information available regarding the SOL.

As per updated title report the subject borrower xx deceased on xx. But the death certificate is not available in the loan file.

The “Lost Note Affidavit” is available in the loan file with the locator# xx” which is stating that the original Note was destroyed or lost and there is a duplicate copy of Note is also available in the loan file. The loan was modified on xx.

According to the updated title report dated XXX/XX19 the county taxes are delinquent from xx total in the amount of xx and total payoff good through date isXX/XX/XX19.

Foreclosure Comments:As per the lis pendens document available with the updated title report the foreclosure was initiated in the loan and the complaint was filed on xx. No further details have been found regarding the foreclosure as the loan is performing and next due for XXX/XX19. The comment datedXX/XX/XX17 states that foreclosure on hold for SOL; however no further information available regarding the SOL.
Bankruptcy Comments:Not Applicable	The loan was modified twice since origination. The first mod was made on xx and located at "xx".
The Loan Modification agreement was made on an effective date of xx between “xx” (borrower) and “xx".  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 6.00 % and P&I xx with fixed amortized type and the first payment had begun from 9XX/XX18 and ends with the maturity date of 8XX/XX58.
Final Truth in Lending Discl.
Affiliated Business Disclosure
Right of Rescission
Credit Application
HUD-1 Closing Statement
Notice of Servicing Transfer
Missing Required State Disclosures
Origination Appraisal	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: NA. Tape Source: Initial Tape Type:
Field: Modification First Payment Date   Loan Value: 9XX/XX18   Tape Value: 8XX/XX18   Variance: -31 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Per original note, fixed term loan product.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: -0.00%   Comment: Per original note P&I reflects xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000mmmmmm   Tape Value: FFFFFFFF0000   Variance:    Variance %:    Comment: Current as ofXX/XX18, recent modification agreement reinstated loan.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmm000000   Tape Value: 0000FFFFFFFF   Variance:    Variance %:    Comment: Current as ofXX/XX18, recent modification agreement reinstated loan.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX58   Tape Value: 9XX/XX08   Variance: -18231 (Days)   Variance %:    Comment: Per payment history, recent modification reflects maturity date as 8XX/XX.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx0   Variance: xxx0   Variance %: 0.67%   Comment: Per payment history suspense amount reflects xx Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Per payment history total debt amount reflects xx - variance reflect suspense amount of xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Per payment history UPB amount reflects xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final HUD-1 is missing from the loan file. Also the itemization or estimated HUD-1 are not available in the loan file."
* Payment History is not Complete (Lvl 3)     "The payment history is available from 8XX/XX18 toXX/XX/XX19; however we required latest 12 months complete payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Deceased Borrower(s) (Lvl 3)     "As per updated title report the subject borrower xx deceased on xx. But the death certificate is not available in the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "According to the updated title report dated XXX/XX19 the county taxes are delinquent from 2014 to 2017 total in the amount of xx and total payoff good through date isXX/XX/XX19."
* Lost Note Affidavit (Lvl 3)     "The “xx” is available in the loan file with the locator# xx” which is stating that the original Note was destroyed or lost and there is a duplicate copy of Note is also available in the loan file. The loan was modified on xx.
* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 to XX/XX/XX17,XX/XX/XX18, 5XX/XX18,XX/XX/XX18 toXX/XX/XX18, XX/XX/XX18 toXX/XX/XX19; however, we require latest 24 months complete comment history. The comments are missing from 1XXX/XX17 toXX/XX/XX18, 4XX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18, 1XXX/XX18 to XX/XX/XX18."	* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to the updated title report dated XXX/XX19, due to the death of borrower the subject property was transferred to xx through the personal representatives deed which was recorded on xx. Hence updated title report shows current ownership of subject property in the name of xx now known as xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to the updated title report dated XXX/XX19 the chain of assignment has not been completed as the assignment is currently with xx instead of the current assignee xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Florida State and the required disclosures are missing from the loan file as follow.
Anti-Coercion Notice.
Insurance Sales Disclosure."
																																																																																								* Missing Appraisal (Lvl 2) "Appraisal report at origination is missing from the loan file."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74721073	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$4,332.93	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	7.375%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	Unavailable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$188,907.39	Not Applicable	2.000%	xx	XX/XX/XX17	Financial Hardship	xx
There are two junior civil judgments against the borrower in the favor of xx
First and second installments of county taxes of 2017-2018 have been paid in the amount of xxand xxFirst and second installments of county taxes of 2016-2017 have been paid in the amount of xxand xxFirst installment county taxes of 2018-19 have been delinquent in the amount of xxwhich was good through date isXX/XX/xx19.
Second installment county taxes of 2018-19 have been delinquent in the amount of xxwhich was good through date isXX/XX/xx19.
According to the payment history as ofXX/XX/XX19, the borrower is currently making the regular payments and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:As per the servicing comment as of 1XXX/XX18, the loan is currently performing and next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx with an interest rate of 5.00%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx.
The foreclosure was initiated in xx. However, the foreclosure was put on hold due to loss mitigation.
The borrower xx, the subject property needs to be repairs. The amount is not mentioned in the available inspection report. However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition. No details have been found regarding the insurance claim.
The subject property occupancy is unable to be determined in the latest servicing comments.

Foreclosure Comments:The foreclosure was initiated in xx. However, the foreclosure was put on hold due to loss mitigation.

Bankruptcy Comments:The borrower xx	The loan was modified twice since origination. The borrower has been making payments as per the modification agreement which was made on xx between the borrower xx and lender “xx. As per the modified terms, the new principal balance is xx. The deferred amount is xx and interest bearing amount is xx. The borrower has promised to pay for the amount of xx with an interest rate of 5.00% beginning on 9XX/XX18 till maturity date 8XX/XX58.	Missing Required State Disclosures Mortgage Insurance Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: One of the borrowers filed xx BK. xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Data Error   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: FFFFFFF00000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 0000001234444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 00000FFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 4444321000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX58   Tape Value: 1XXX/XX38   Variance: -7183 (Days)   Variance %:    Comment: The maturity date is 8XX/XX58&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total Debt / Legal Balance per Payment History in the amount of xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Payment History in the amount of xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX08 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX16 toXX/XX/XX17, XX/XX/XX17 to XX/XX/XX18, XX/XX/XX14, 5XX/XX18 toXX/XX/XX18,XX/XX/XX18 andXX/XX/XX18 to 1XXX/XX18; however, we require the latest 24 months complete servicing comments. The servicing comments are missing from 8XX/XX17 toXX/XX/XX17, 1XXX/XX17 to XX/XX/XX17, XXX/XX18 toXX/XX/XX18, 6XX/XX18 toXX/XX/XX18 and 1XXX/XX19 toXX/XX/XX19."
* Issue with the legal description or recorded instrument (Lvl 3)     "There is an issue with the legal description.
According to the updated title report dated XXX/XX19, the subject mortgage was originated xx and recorded on xx with the XX/XX (xx shows the legal description exhibit “A” attached to the mortgage. However, the Exhibit “A” attachment is missing from the loan files.
This can be cured by re-recorded mortgage with the legal description."	* Title Review shows outstanding delinquent taxes (Lvl 2) "Title report shows 2 installments are due on the property taxes."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
* DTI > 60% (Lvl 2)     "As per the final application, the total monthly expenses are xxand total monthly income is xx. However, the DTI exceeds 76.784%."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "The loan is a FHA loan. However, the MI certificate is required but missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "According to BPO report (xx) datedXX/XX/XX18, the subject property needs to be repairs. The amount is not mentioned in the available inspection report. However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition. No details have been found regarding the insurance claim."
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxand the value of the collateral is xx Therefore, the unsecured portion is xxhe debtor was discharged on xx and case was terminated on xx.
* Variation in Parcel number(APN#) (Lvl 2)     "There is variation between the parcel# mentioned in the appraisal report and tax certificate.
																																																																																								As per the appraisal report shows the parcel# is xx. However, the tax certificate shows the parcel#xx."	* XXX Exceptions Test Incomplete (Lvl 1) "Informational" * XXX RESPA Test Incomplete (Lvl 1) "Informational"	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	8536834	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,579.30	9XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	14.311%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX11	$423,746.13	$127,123.84	5.000%	xx	XX/XX/XX12	Financial Hardship	xx
There are 6 State tax liens against the name of borrower in the amount of xx. But the related document does not reflect SSN/DOB. The liens were searched by the name of borrower.
There is a civil judgment against the name of borrower in favor of xx
There is a civil judgment against the name of borrower in favor of xx

1. The 1st installment of County taxes for 2018 are currently delinquent in the total amount of xxwhich are good throughXX/XX/xx19.

2. The annual County taxes for 2017 are currently delinquent in the total amount of xxwhich are good throughXX/XX/xx19.

The cumulative outstanding delinquent taxes on the subject property (xx) for 2017 and 2018 are exceeded 8% of the loan amount.

Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.50% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the mod made on xx	Collections Comments:The loan is performing and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.50% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the mod made on 6XX/XX18.
The Loan Modification agreement was made on an effective date of xx.
The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.50 % with P&I xx with Fixed amortized type and the first payment had begun from 7XX/XX18 and ends with the maturity date of 6XX/XX58.

According to the updated title report dated XX/XX/XX19, the taxes of 2017 and 2018 have been delinquent total in the amount of xx which exceeds 4% of the loan amount.
The annual county taxes of xx  have been delinquent total in the amount of xx and payable through the date ofXX/XX/XX19.
The first installment of county taxes of xx has been delinquent total in the amount of xx and payable through the date ofXX/XX/XX19.

According to the available documents and servicing comments the foreclosure was initiated in the loan. The document available at "xx". No further comments are available regarding the foreclosure.

This loan is FHA. The loan was originated on xx. No indication of any changes in loan type found in the loan file.

The subject property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:According to the available documents and servicing comments the foreclosure was initiated in the loan. The document available at "xx". No further comments are available regarding the foreclosure.
Bankruptcy Comments:Not Applicable	The Loan Modification agreement was made on an effective date of xx between “xx” (borrower) and “xx”(Lender).
The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.50 % with P&I xx with Fixed amortized type and the first payment had begun from 7XX/XX18 and ends with the maturity date of 6XX/XX58.
Affiliated Business Disclosure
HUD-1 Closing Statement
Notice of Servicing Transfer
Origination Appraisal
Mortgage Insurance
Final Truth in Lending Discl.
Right of Rescission
Missing Required State Disclosures
Initial Escrow Acct Disclosure
Credit Application	Field: Current Foreclosure Doc Locator Loan Value: xx Foreclosure Complaint 1 Tape Value: No |---| |----| Comment: NA. Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FFFFFF000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000FFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per note, the property address is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX58   Tape Value: 1XXX/XX32   Variance: -9313 (Days)   Variance %:    Comment: The stated maturity date is 6XX/XX58.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: total debt as per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per payment history is xx. Tape Source: Initial Tape Type:	D	* Title Review shows outstanding delinquent taxes (Lvl 4) "1. The 1st installment of County taxes for 2018 are currently delinquent in the total amount of xxwhich are good throughXX/XX/XX19.

2. The annual County taxes for 2017 are currently delinquent in the total amount of xxwhich are good throughXX/XX/XX19.

The cumulative outstanding delinquent taxes on the subject property (xx for 2017 and 2018 are exceeded 8% of the loan amount."
* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on 1XXX/XX02 as an FHA loan with case#xx. No indication of any changes in loan type found in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also the itemization or estimated HUD-1 are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX17 to XX/XX/XX17, 5XX/XX18 to 7XX/XX18, 9XX/XX18 toXX/XX/XX18 and fromXX/XX/XX19 toXX/XX/XX19; however we require latest 24 months complete comment history. The comments are missing from XXX/XX18 toXX/XX/XX18, 8XX/XX18 toXX/XX/XX18 and from 1XXX/XX18 toXX/XX/XX19."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "This is FHA loan and the required MI Cert is missing from the loan file."
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XX/XX/XX19, there are 6 State tax liens against the name of borrower in the amount of xx in favor of xx which were recorded in between xx. But the related document does not reflect SSN/DOB. The liens were searched by the name of borrower."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Ohio State and the required disclosures are missing from the loan file as follow.
i. Equal Credit Availability Notice
ii. Insurance Tying Disclosure
iii. Non-Deposit Insurance Disclosure"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final Application is missing from the loan file."			Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	34462368	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$5,444.17	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a junior mortgage on the subject property which was originated on xx.
There are five municipal liens against the subject property in the favor of same plaintiff xx respectively. The combined taxes have been due in the amount of xx
First combined taxes of 2018 have been due on XX/XX/XX19 in the amount of xx
No prior year delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX19, the borrower is current with the loan and the next due date for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for the due date of XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on xx	Collections Comments:According to the review of the servicing comments. The loan is currently in the active bankruptcy and the next due for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19, in the amount of xx, which was applied for XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified twice since origination. As per the latest modification agreement which was made on xx.  The borrower promises to make a monthly payment of xx with the rate of interest 5.50%, beginning from xx till the maturity date of XX/XX/XX58.  The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx.
No foreclosure activity has been found.
The borrowers “xx".
Unable to determine the occupancy of the subject property and intention of the borrower from the available servicing comments. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrowers “xx".
The Loan modification agreement was made on xx between the borrower “xx” and the lender “xx”. The borrower promises to make a monthly payment of xx with the rate of interest 5.50%, beginning from XX/XX/XX18 till the maturity date of XX/XX/XX58. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified twice since origination. The first time, the loan was modified on xx.

Initial Escrow Acct Disclosure Missing Required State Disclosures Credit Application	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The foreclosure activity has not been initiated. Tape Source: Initial Tape Type:
Field: Modification First Payment Date   Loan Value: 4XX/XX18   Tape Value: XXX/XX18   Variance: -31 (Days)   Variance %:    Comment: As per the modification, modification first payment date is XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: The borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note is not neg amortization term.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011211111100   Tape Value: FFFF11111112   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 011211111100. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 001111112110   Tape Value: 2111111FFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 001111112110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX58   Tape Value: XXX/XX37   Variance: -7666 (Days)   Variance %:    Comment: As per the modification agreement, the Stated maturity date is XXX/XX58.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.11%   Comment: As per the payment history, total debt/legal balance per payment history xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history, the current UPB is xx. Tape Source: Initial Tape Type:	B	* Loan has been determined to have an unsecured debt (Lvl 3) "As per schedule D of Voluntary Petition filed on xx shows that the amount of claim without deducting the value of the collateral as xx and value of the collateral as xx. Hence, the unsecured portion is xx. There is no comment found regarding a cram down."
* Water/Sewer Taxes (Lvl 3)     "According to the updated title report dated XX/XX/XX19, there are five municipal liens against the subject property in the favor of same plaintiff xx total in the amount of xx which were recorded on different dates xx xx xx xx and xx respectively. This can be cured by paying off the above all five liens amount along with interest or delinquent interest (if any)."
* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX15 to XX/XX/XX19; however, we required the latest 24 months of collection comments. The collection comments are missing from XX/XX/XX17 to XX/XX/XX17, from XX/XX/XX17 to XX/XX/XX18, from XX/XX/XX18 to XX/XX/XX18 and also from XX/XX/XX18 to XX/XX/XX18."	* XXX Exceptions Test Failed (Lvl 2) "This loan failed the Indiana license validation test.
Indiana House Enrolled Act 1359 requires the Indiana Department of Financial Institutions to begin regulation of both first and subordinate lien mortgage lending under the First Lien Mortgage Lending License and Subordinate Lien Mortgage Lending
License. As a result, lenders will no longer be allowed to make loans under the Indiana Unregulated (1st Lien), Unregulated
UCCC, Consumer Loan License, Consumer Loan License UCCC, or the Exemption Letter UCCC.
The Indiana First Lien Mortgage Lending License and Indiana Subordinate Lien Lending License are not available for loans with a closing date before the Act's effective date of January 1, 2009."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Indiana State. The Following require state disclosures of Indiana state are missing from the loan file.
·Hazard Insurance Disclosure
·Federal Consumer Credit Protection Act Disclosure
·Insurance Freedom of Choice Disclosure"
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the Indiana license validation test."
* Application Missing (Lvl 2)     "Final applicatiXX/XX03 is missing from the loan file."
* Junior lien 1 started foreclosure, needs further investigation (Lvl 2)     "As per the updated title report dated XX/XX/XX19, there is a junior mortgage which was originated on xx in the amount of xx with the lender xx and recorded on xx. The foreclosure of the junior mortgage had been initiated. The complaint was filed by the xx with the foreclosure case#xx on xx. The judgment was entered on xx with the foreclosure judgment amount of xx The notice of sheriff sale date was filed on xx however, the foreclosure file was put on hold as borrower filed the bankruptcy under xx on xx.
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1)	Moderate	Fail	Fail	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	64168405	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$4,250.01	$1,831.64	8XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	32.523%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$102,870.81	Not Applicable	3.750%	xx	XX/XX/XX17	Financial Hardship	xx
Active judgments and liens; Updated title report did not reveal any pending judgments or liens against subject property.
xx County Annual taxes have been paid in the amount of xxon XX/XX/XX18.20XX/XX18 Annual taxes have been paid on XX/XX/XX17 in the amount of xxand 20XX/XX17 County Annual taxes have been paid on XX/XX/XX16 in the amount of xx No prior years delinquent taxes found.
Review of the payment history provide by xx for the period XX/XX/XX17 till XX/XX/XX19 shows borrower is performing. The last payment received was in the amount of xx on XX/XX/XX19 for due date XX/XX/XX19. The next due date is XX/XX/XX19. Current UPB reflects in the amount of xx and current interest rate is 4.500%.Borrower is making his payments as per modification.	Collections Comments:According to the collection comments, the loan is current and performing, the last payment received was in the amount of xx on XX/XX/XX19 for due date of XX/XX/XX19. The next due date is XX/XX/XX19. Borrower xx and now borrower is making his payments as per loan modification. Currently the loan is performing so lender has decided to put foreclosure on hold.
Foreclosure Comments:Available servicing comments from xx	Loan modification agreement was made between (Borrower) xx and (Lender) xx on dated xx. The new modified rate is 3.000 % and borrower promises to pay P&I in the amount of xx and it begins on XX/XX/XX13. The new principal balance is xx. The maturity date isXX/XX/XX53. Rate will be changed in 3 steps.
Step 1- Interest Change date is 9XX/XX13, Modified rate is 3.000 % and borrower promises to pay P&I in the amount of xx and it begins on XX/XX/XX13 and ends on dated XX/XX/XX15.
Step 2- Interest Change date is 9XX/XX15, Modified rate is 4.000 % and borrower promises to pay P&I in the amount of xx and it begins on XX/XX/XX15 and ends on dated XX/XX/XX16.
Step 3- Interest Change date is 9XX/XX16, Modified rate is 4.500 % and borrower promises to pay P&I in the amount of xx and it begins on XX/XX/XX16 and payment ends with the maturity dated XX/XX/XX53.
Affiliated Business Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per tape dataBankruptcy (Post-Loan Origination) is No and as per review it is Yes. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: As per tape data CUrrent foreclosure status is No and as per review it is Yes.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per tape data Loan Amortization type is Fixed and as review it is step.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Period   Loan Value: 12   Tape Value: 11   Variance: 1   Variance %: 0.09%   Comment: As per tape data Mod step 2 period is 11 and as per review it is 12.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Neg. Amort potential is No and as per review it is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000012344   Tape Value: FFFFFFF00000   Variance:    Variance %:    Comment: As per tape data payment history string reversed is FFFFFFF00000 and as per review it is 443210000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443210000000   Tape Value: 00000FFFFFFF   Variance:    Variance %:    Comment: As per tape data payment history string reversed is 00000FFFFFFF and as per review it is 443210000000.   Tape Source: Initial   Tape Type:
Field: Property County   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per tape data Property county is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 9XX/XX53   Tape Value: 5XX/XX40   Variance: -4871 (Days)   Variance %:    Comment: As per tape data Stated maturity date is 5XX/XX40 and as per review it is 9XX/XX53.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.16%   Comment: As per tape dataTotal debt/ Legal balance per payment history is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data UPB of payment history is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The comments history is available from XX/XX/XX17 till XX/XX/XX18, we require recent 24 months of comment history, the comment history is missing from XX/XX/XX17 till XX/XX/XX18 and from XX/XX/XX18 till XX/XX/XX19."	* Title shows an assignment chain break (Lvl 2) "The assignment from xx is missing in the file.
The last chain of assignment is xx and it was recorded on xx
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial Truth in Lending Disclosure is missing from loan file."
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing from loan file;
																																																																																								Affidavit of Consideration, Affidavit of Disbursement, First Time Buyers Affidavit, Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure, Balloon Payment, No Escrow Account, Mandatory Binding Arbitration Disclosures."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42516962	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Michigan	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	Unavailable	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$46,253.64	Not Applicable	5.500%	xx	XX/XX/XX17	Financial Hardship	xx
There is an active mortgage prior to the subject Mortgage, in the favor of  xx.
There is an HOA lien against the property in the favor of xx.
There is one junior mortgage against the property in the favor of xx.
There is one state tax lien in the favor of xx. However, the SSN# was not provided to check the validity if lien the name of the borrower was incorrect.
There are two junior judgments against the borrower xx respectively.
Annual county taxes of 2018 have been delinquent in the amount of xxand they are good through till XX/XX/xx19.

As per the review of payment history as of XX/XX/XX19, the borrower is currently delinquent for 3 months and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.

Collections Comments:The loan is currently in the bankruptcy and next due date is XX/XX/XX18. The last payment was received on XX/XX/XX19 in the amount of xx which was applied for XX/XX/XX18. The UPB reflected in the payment history is in the amount of xx. The borrower has been making payment as per Note terms.
The loan has not been modified.
Unable to determine the reason for default.
The borrower xx
Unable to determine the ownership of subject property.
No comments have been found indicating damages and repairs to the subject property.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower xx	Not Applicable	Condo/PUD Rider Credit Application Right of Rescission Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.11% Comment: As per POC the arrearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The has not been initiated.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan is Fixed rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 222233444444   Tape Value: FFFFF2222223   Variance:    Variance %:    Comment: The payment history string is 22223344444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444332222   Tape Value: 3222222FFFFF   Variance:    Variance %:    Comment: The payment history string is 444444332222.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: The subject proeprty type is PUD>   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.15% Comment: As per payment history the total debt is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the Updated Title Report dated XX/XX/XX19, the Subject Mortgage, originated on xx and recorded on xx is in 2nd lien position due to an unreleased prior mortgage of record. The prior mortgage was originated xx with xx in the amount of xx with xx recorded xx with Book/Page#xx. No release was found for said senior mortgage. Final HUD-1 does not show any payoff. The Final Title Policy at origination under Schedule B clause#x states "Based upon representations made by the insured that they have been paid, certain liens affecting title to the premises have been omitted from Schedule B of this policy. In the event that such liens have not in fact been released or satisfied of record, no coverage against such liens is afforded by this policy"."	* Comment history is incomplete (Lvl 3) "The collection comments are available from XX/XX/XX17 to XX/XX/XX19. However, we require the latest 24 months of collection comments. The collection comments are missing from XX/XX/XX17 to XX/XX/XX17."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is at lower in lien position.
There is an HOA lien against the property in the favor of xx in the amount of xx which was recorded on xx.
The subject property is located in Maryland state which is a super lien state. There is a possibility for the property to be getting foreclosed due to above unpaid liens. This can be cured by paying off the lien with late charges and accrued interest."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX19 to XX/XX/XX19. However, we require the latest 12 months of payment history. The payment history is missing from XX/XX/XX18 to XX/XX/XX18."	* Title Review shows outstanding delinquent taxes (Lvl 2) "Annual county taxes of 2018 have been delinquent in the amount of xxthey are good through till XX/XX/XX19."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxhe loan data is xxand the comparison data is xx hence, the variance is -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx
The loan data is xxand the comparison data is xx hence, the variance is -xx.

This loan failed the TILA APR test.
The annual percentage rate (APR) is 7.473%. The disclosed APR of 6.247% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
The loan data is 6.247% and the comparison data is 7.473%; hence, the variance is  -1.226%."
* Condo / PUD rider Missing (Lvl 2)     "As per Appraisal report the subject property type is PUD. However, PUD rider is missing from the loan file."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA APR test."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1.Affidavit of Consideration
2.Affidavit of Disbursement
3.First Time Buyers Affidavit
4.Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5.Balloon Payment
6.No Escrow Account
7.Mandatory Binding Arbitration Disclosures
8.Home Buyer Education and Counseling Disclosure"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The required affiliated business disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78661273	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,099.27	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$63,571.60	Not Applicable	6.000%	xx	XX/XX/XX19	Financial Hardship	xx There are liens and judgments as follow: 1) There is a Water lien open against the property in the favor of xx 2) There is a civil judgment open against borrower in the favor of xx 3) There is a civil judgment open against borrower in the favor of xx 4) There is a civil judgment open against borrower in the favor of xx. Tax Status: First and Second county taxes for xx have been paid in the total amount of xx	The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx and it was applied for the due date of XXX/XX19. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy and borrower loan is performing.
The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx and it was applied for the due date of XXX/XX19. The current P&I is xx and rate of interest is 5.00%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the loan modification agreement which was made on xx
According to collection comment, no damages or repairs have been found.
Latest BPO report is not available in the loan file.
Foreclosure Comments:Available servicing comment and documents in file reveal that loan is in foreclosure since xx
Bankruptcy Comments:xx	The loan modification agreement was made between borrower and xx on xx with the new modified unpaid principal balance is xx. From unpaid principal balance the deferred balance is xx. The interest bearing amount was xx with interest rate 5.00% and the modified P&I was xx. The first modified payment due date was 5XX/XX18 and the maturity date will be 4XX/XX58.	Missing Required State Disclosures Loan Program Info Disclosure Missing Required Disclosures Affiliated Business Disclosure HUD-1 Closing Statement	Field: Amortization Term Months (CE, S&P) Loan Value: 480 Tape Value: 360 |---| 120 |----| 0.33% Comment: System calculated this - updated info from Note Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value:xx   Tape Value: No   Variance:    Variance %:    Comment: No evidence of foreclosure located   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Unable to update as no MOD was located   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 12%   Tape Value: 2.0%   Variance:    Variance %: 9.50%   Comment: Updated as per the Note   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 2.3%   Tape Value: 600%   Variance:    Variance %: -597.75%   Comment: Updated as per Note   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.24%   Comment: Updated as per the Note - unable to confirm MOD details as MOD was not located   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0000000000MM   Tape Value: FFFFF0000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MM0000000000   Tape Value: 0000000FFFFF   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX58   Tape Value: 1XXX/XX34   Variance: -8522 (Days)   Variance %:    Comment: Updated as per Note   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Updated as per the pay history   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Updated as per pay history Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to updated title report dated XXX/XX19, there is a water lien open against the property in the favor of xx in the amount of xx which was recorded on xx.
The property is located in California (CA) and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cured by paying off the above said liens with late fees (if any)."
* Title Rvw shows lower lien position than loan docs (Lvl 4)     "Mortgage is at second lien position, as updated title report dated XXX/XX19 shows there is a water lien open against the property in the favor of xx in the amount of xx which was recorded on xx
The property is located in California (CA) and there can be possibility of foreclosure due to this unpaid non mortgage lien.
This can be cured by paying off the above said liens with late fees (if any)."	* Loan has been determined to have an unsecured debt (Lvl 3) "According to the PACER, xx (borrower) had filed for bankruptcy under xx with the case# xx on xx. Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xx."
* Comment history is incomplete (Lvl 3)     "Collection comments are available from XXX/XX18 toXX/XX/XX19. COllection comments are missing from XXX/XX17 to XXX/XX18 as we require for latest 24 months."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. However, fees are updated from fee schedule document located at#xx."	* Mortgage (Lvl 2) "Subject loan was originated under jumbo loan category."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Impound Account Disclosure
Cosigner Notice
Private Mortgage Insurance Disclosure
Hazard Insurance Disclosure
Insurer RecommendationDisclosure
Anti-Tying Disclosure
Privacy Notice
Notice of Right to Copy of Appraisal
Application for Credit-Married Persons
Fair Debt Collection Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Title Rvw shows prop. owner of record is not borr. (Lvl 2)     "According to updated title report dated XXX/XX19, current ownership of property is with xx and xx.
Property was transfered through Grant deed (instr#xx) from xx, an undivided 99% interest as a tenant in common (Grantor) to xx and xx (GRantee)."
* Missing Required Disclosures (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
																																																																																								* ROR Transaction date not consistent with Note and/or HUD (Lvl 2) "As per ROR, transaction date is 1XXX/XX04. Which is different than Note date 1XXX/XX04."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$20,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	88639522	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	No	No	First	$480.89	$61.11	8XX/XX21	xx	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$46,000.00	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx
There is one water/ sewer/ utilities lien against the subject property found open in the amount of xx.
According to updated title report, 1st county installment for the year of xx have been paid in the amount of xxand 2nd installment is due onXX/XX/XX19 in the amount of xx No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received on XXX/XX19 in the amount xxwhich was applied to XXX/XX19. The next due date is XXX/XX19. As per payment history, the current UPB is being reflected in the amount of xx. According to deferment agreement (Doc locator#xx), lender agree to pay arrearage in the amount of xx on maturity date.
Collections Comments: As per the review of payment history, the borrower is currently performing. The last payment was received on XXX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. As per payment history, the current UPB is being reflected in the amount of xx. According to deferment agreement (Doc locator#xx), lender agree to pay arrearage in the amount of xx on maturity date.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
According to servicing comment, subject property is owner occupied. No information has been found regarding any damage or repair.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Affiliated Business Disclosure Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment: recent payment history states the loan is current   Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The deferred amount is 4534.31 no modification found in the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: N/A   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 121112220000   Tape Value: 121112200000   Variance:    Variance %:    Comment: The payment history string is 121112220000.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: the Total debt is 155,913.53.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As pe rrecent pay history the the current UPB is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per updated title report dated XXX/XX19, there is one water/ sewer/ utilities lien against the subject property found open in the amount of xx favor of xx and xxr which was recorded on xx . The subject property located in CO State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "The subject mortgage is in second lien position. As per updated title report dated XXX/XX19, there is one water/ sewer/ utilities lien against the subject property found open in the amount of xx favor oxx which was recorded on xx . The subject property located in CO State, which is a super lien state. There is a risk of the property to be getting foreclosure due to above unpaid liens. It can be cured if this lien will be paid off"	* Comment history is incomplete (Lvl 3) "Latest servicing comments are available from XX/XX/XX13 to 1XXX/XX17 and from XXX/XX18 to XXX/XX19. However, we require latest 24 months servicing comment. Servicing comments are missing from 1XXX/XX17 toXX/XX/XX18."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxoan data is xxwhich is compared with xxand variance is -xx.
This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx
Loan data is xxwhich is compared with xxand variance is -xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Subject property is located at CO State.
Following state disclosures are missing from the loan file. :-
Cash-Out Refinance Disclosure.
Property Insurance Disclosure.
Colorado Notice to Cosigner.
																																																																																								Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate								Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57667739	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$2,520.84	$0.00	8XX/XX21	xx	No	Loss Mitigation	xx	xx	Not Applicable	No	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	76.784%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$275,000.00	$64,217.85	5.000%	xx	XX/XX/XX18	Financial Hardship	xx No active judgments or liens have been found against the borrower or subject property. The annual combined taxes of 2018 have been exempted. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is performing and borrower is making his monthly payments. The last payment was received on XXX/XX19 in the amount of xx with interest rate of 6.00% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made on xx	Collections Comments:The loan is performing and borrower is making his monthly payments. The last payment was received on XXX/XX19 in the amount of xx with interest rate of 6.00% for the due date of XXX/XX19. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made on xx
The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 6.00 % and P&I xx with fixed amortized type and the first payment had begun from 6XX/XX18 and ends with the maturity date of 5XX/XX58.

No evidences have been found regarding the foreclosure proceedings on the subject property in the available servicing comments.

Debtor had filed  bankruptcy with Case#xx

The subject property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Debtor had filed bankruptcy with Case#xx	The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx between “xx” (borrower) and “xx” (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 6.00 % and P&I xx with fixed amortized type and the first payment had begun from 6XX/XX18 and ends with the maturity date of 5XX/XX58.
Missing Required State Disclosures Credit Application	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per tape data Bankruptcy (Post-Loan Origination) is No and as per review it is Yes. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: -0.00%   Comment: As per tape data Original Stated P&I is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000444   Tape Value: FFFFF0000000   Variance:    Variance %:    Comment: As per tape data Payment history string is FFFFF0000000 and as per review it is 000000000441.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444000000000   Tape Value: 0000000FFFFF   Variance:    Variance %:    Comment: As per tape data Payment history string reversed is 0000000FFFFF and as per review it is 144000000000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX58   Tape Value: XXX/XX22   Variance: -13268 (Days)   Variance %:    Comment: As per tape data Stated Maturity date is XXX/XX22 and as per review it is 5XX/XX58.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per tape data Total Debt/ Legal Balance per Payment History is xx and as per review it is 115,573.66.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data payment history UBP is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX18 toXX/XX/XX18, XX/XX/XX18 to XX/XX/XX18; however, we require latest 24 months complete comment history. The comments are missing from XXX/XX17 toXX/XX/XX18, 9XX/XX18 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."	* XXX Risk Indicator is "Elevated" (Lvl 2) "“This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds.""
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas State and the required disclosures are missing from the loan file as follow.
TX Loan Agreement Notice.
Commitment Requirement/Anti-Tying.
Insurance Solicitation/Post Commitment Requirement, Anti-Coercion Notice.
Collateral Protection Insurance Disclosure."
* Missing Required Disclosures (Lvl 2)     "The List of service provider disclosure is missing from loan file."
																																																																																								* Application Missing (Lvl 2) "Final 1003 is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50470589	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$10,691.71	$4,535.18	8/XX/XX21	xx	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$171,177.10	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment has been completed.
There are two State Tax  Liens, total in the amount of xx
There is a junior civil judgment in the favor of the xx
Combined annual tax for the year of 2018 has been paid on XX/XX/XX18, in the amount of xx	According to the payment history as ofXX/XX/XX19, the borrower has been delinquent for 04 months. The last payment was received on XXX/XX19 that was applied for the due date of XXX/XX19 and the next due date for the payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:As per the review of the comments, the loan is Performing and the borrower has been delinquent for 0 months. According to the payment history as ofXX/XX/XX19, the borrower has been delinquent for 04 months. The last payment was received on XXX/XX19 that was applied for the due date of XXX/XX19 and the next due date for the payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx.The UPB reflected as per the payment history is in the amount of xx.
According to the modification, the loan was modified on xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.00% and the borrower promises to pay P&I in the amount of xx beginning from  5XX/XX18. The maturity date as per modification is 4XX/XX58.
The reason for the default is Unemployment. The subject property has been occupied by the owner.
The borrower had filed Bankruptcy under xx
No damages or repair have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed Bankruptcy under xx	According to the modification, the loan was modified on xx between the borrower xx and, xx (Lender). The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.00% and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX18. The maturity date as per modification is 4XX/XX58.	Affiliated Business Disclosure
Credit Application
Title Evidence
HUD-1 Closing Statement
Missing Required State Disclosures
Notice of Servicing Transfer
Origination Appraisal
Right of Rescission
Good Faith Estimate
Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy was filed . however, the tape data reflects No. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is Not Applicable. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg Amort Potential is Not Applicable. however, the tape data reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0000000000MM   Tape Value: FFFFF0000000   Variance:    Variance %:    Comment: Payment History String is 000000000MM. however, the tape data reflects FFFFFF00000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MM0000000000   Tape Value: 0000000FFFFF   Variance:    Variance %:    Comment: Payment History String Reversed is MM0000000000000. However, the tape data reflects 000000000FF.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX58   Tape Value: 1XXX/XX40   Variance: -6326 (Days)   Variance %:    Comment: Stated Maturity Date is 4XX/XX58. However, the tape data reflects 1XXX/XX40.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total Debt / Legal Balance per Payment History is xx. However, the tape data reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance per Payment History is xx. However, the tape data reflects xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The final Title policy at origination is missing from the loan file and there is no commitment / preliminary report is available in the file either."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The final Hud-1 settlement statement along with itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX18 to XXX/XX19. However, as we require the latest 24 months payment. The comment history is missing from XXX/XX17 to XXX/XX18."	* State Tax Judgment (Lvl 2) "The review of the updated title report dated XX/XX/XX19, There are two State Tax Lien total in the amount of xx in the favor of the xx."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial Truth in lending is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Services Providers is missing from the loan file."
* Initial Good Faith Estimate is Missing (Lvl 2)     "Initial Good Faith Estimate is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at GA State. The following state disclosures are missing from the loan files.
..?Waiver of Borrowers Rightsand Closing Attorney Affidavit (not required by law but provided as a matter of custom).
..?Disclosure of Additional Fees."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file ."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final Good Faith Estimate is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing from the loan file"										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	71235993	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,214.81	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$120,729.58	Not Applicable	5.500%	xx	XX/XX/XX18	Financial Hardship	Review of updated title report dated 0XXX/XX19 shows that the subject mortgage was originated on xx. The chain of assignment has been completed. No active judgments or liens have been found pending. Fourth installment of xx is due in the amount of xx No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is performing. The borrower is making the payments regularly. The last payment was received on XX/XX/XX19 in the amount of xx and that was applied for the due date of 0XXX/XX19. The next payment is due on 0XXX/XX19. Loan Modification agreement was made between borrower xx. The borrower had given promise to pay the UPB of xx with interest rate of 7.25% with P&I of xx with fixed amortized type and it was beginning from first payment date on 06XX/XX18 and ends with the maturity date of 05XX/XX58. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 05XX/XX58. No evidence of foreclosure and bankruptcy has been found. As per comment, the borrower intends to keep the subject property. No evidence regarding occupancy & condition of subject property has been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrower xxon effective date of 05XX/XX18. The borrower had given promise to pay the UPB of xx with interest rate of 7.25% with P&I of xx with fixed amortized type and it was beginning from first payment date on 06XX/XX18 and ends with the maturity date of 05XX/XX58. The borrower had also given the promise to pay the deferred balance in the amount of xx on the maturity date on 05XX/XX58.	Initial Escrow Acct Disclosure Credit Application	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xxx0 |---| xx |----| -1.00% Comment: As per payment history corporate advances recoverable per payment history is xxx however tape data shows xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: 5XX/XX18   Tape Value: 5XX/XX18   Variance: 6 (Days)   Variance %:    Comment: As per mod doc date of last modification is XX/XX/XX18 however tape data shows XX/XX/XX18.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000444   Tape Value: FFFF00000010   Variance:    Variance %:    Comment: As per payment history payment string is 110010111111 however tape data shows FFFF00000010.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444000000000   Tape Value: 0100000FFFFF   Variance:    Variance %:    Comment: As per payment history payment string is 111111010011 however tape data shows 0100000FFFFF.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX58   Tape Value:XX/XX/XX28   Variance: -11001 (Days)   Variance %:    Comment: As per note stated maturity date is XX/XX/XX58 however tape data shows XX/XX/XX28.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Available collection comments are incomplete. Collection comments are available from 0XXX/XX18 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from 0XXX/XX17 to XX/XX/XX18, 0XXX/XX18 to XX/XX/XX18, 09XX/XX18 to XX/XX/XX18 and 0XXX/XX19 to XX/XX/XX19."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial Escrow Acct Disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "Compliance Ease risk indicator is being failed for TILA Foreclosure Rescission Finance Charge Test.

TILA Foreclosure Rescission Finance Charge Test is fail. Loan data is xxand comparison data is xx Hence, the variance is -xx* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service provider is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	Fail		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	19281312	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,610.61	8/XX/XX21	Unavailable	No	Other	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	20.853%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX13	$161,257.09	Not Applicable	3.000%	xx	XX/XX/XX13	Financial Hardship	xx
There are a couple of outstanding liens/judgments against borrower/property are as follows.
1. There is state tax lien in the amount of xx
Annual county taxes have been paid in the amount of xx
No delinquent taxes have been located for the prior year.
Review of the payment history provided from XXX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.500%. Borrower is currently making the payment according to the modification terms.
Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
Review of the payment history provided from XXX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.500%. Borrower is currently making the payment according to the modification terms.
No information is available to understand the current status of foreclosure process.
The BK has not been filed yet.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and lender on xx. The new modified rate is 5.500% and borrower promises to pay P&I in the amount of xx beginning from 5XX/XX18. The new principal balance is xx. The maturity date is 4XX/XX18.
Reason for Modification is Financial Hardship.
Right of Rescission Missing Required State Disclosures Credit Application Affiliated Business Disclosure HUD-1 Closing Statement Mortgage Insurance Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 2   Tape Value: 3   Variance: -1   Variance %: -0.33%   Comment: Per payment history datedXX/XX/XX reflects loan is current with next due date of XXX/XX. Please note four payment from the suspense account were applied onXX/XX/XX.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Per NOTE reflects a fixed product term.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012322100444   Tape Value: 567801112223   Variance:    Variance %:    Comment: Per payment history datedXX/XX/XX reflects loan is current with next due date of XXX/XX. Please note four payment from the suspense account were applied onXX/XX/XX.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444001223210   Tape Value: 322211178765   Variance:    Variance %:    Comment: Per payment history datedXX/XX/XX reflects loan is current with next due date of XXX/XX. Please note four payment from the suspense account were applied onXX/XX/XX.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX48   Tape Value:XX/XX/XX37   Variance: -3943 (Days)   Variance %:    Comment: Missing copy of most recent perm modification.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Per payment history dated XXX/XX the total debt amount reflects xx - variance is due the suspense amount listed.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.11% Comment: Per payment history dated XXX/XX UPB reflects xx&#xxD; Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "Comment History is available from XXX/XX18 till XXX/XX19. However, we require latest 24 months comments history. Comments are missing from XXX/XX17 tillXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemization available in the loan file."	* Right of Rescission missing or unexecuted (Lvl 2) "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file.
Equal Credit Availability Notice
Insurance Tying Disclosure
Non-Deposit Insurance Disclosure"
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* Active State Tax Lien Judgement. (Lvl 2)     "As per the updated title report datedXX/XX/XX18, there is state tax lien against the subject borrower in the amount of xx which was recorded on xx and filed by xx."
* MI, FHA or MIC missing and required (Lvl 2)     "LTV is 100.00% which is greater than 80.000% hence MI certificate is required; however, it is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Notice of service transfer disclosure is missing from the loan file."			Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	21741113	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Other	xx	$1,864.51	$1,734.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.440%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx

One tax mortgage is active in the favor of xx. The taxes are delinquent from xx. As per the doc located at (xx), the property had tax sale and the tax lien transferred to xx in the amount of xx. The doc located at (xx) states that the tax lien has been transferred from xx

No active liens and judgments have been found.

Combined annual taxes for the year of 2018 have been paid in the amount of xxon XX/XX/xx18.
No prior years taxes have been found delinquent.
According to the payment history as of XXX/XX19, the borrower is making regular payment. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is 4XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per modification.	Collections Comments:The present status of the loan is in performing. The borrower is making a regular payment. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is 4XX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower is making payments as per modification. The loan was modified on xx between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.000 % and the borrower promises to pay P&I in the amount of xx beginning from 4XX/XX18. The maturity date as per modification is XXX/XX33. This loan has been modified twice since origination.
The reason for the default is decreased income. The subject property is occupied by the owner. No comments have been found for damages. xx No comments have been found for cramdown and foreclosure.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	According to the modification, the loan was modified on xx between the borrower xx and xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 6.000 % and the borrower promises to pay P&I in the amount of xx beginning from 4XX/XX18. The maturity date as per modification is XXX/XX33. This loan has been modified twice since origination.	Initial Escrow Acct Disclosure Credit Application Title Evidence Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per PACER bankruptcy was filed. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure was not initiated.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: FFFF00000000   Variance:    Variance %:    Comment: As per payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 0000000FFFFF   Variance:    Variance %:    Comment: As per payment history reversed string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX33   Tape Value: XX/XX/XX16   Variance: -5986 (Days)   Variance %:    Comment: As per modification maturity date is XXX/XX33.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: As per payment history legal balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.03% Comment: As per payment history UPB is xx. Tape Source: Initial Tape Type:	B	* Title Rvw shows lower lien position than loan docs (Lvl 4) "As per the Updated title report datedXX/XX/XX19, the subject mortgage is on second lien position as there is one tax mortgage active in the favor of xx, originated on xx in the amount of xx which was recorded on xx The taxes were delinquent from 2008 to 2012. As per the doc located at (xx) shows that the property had tax sale and the tax lien transferred to xx. in the amount of xx on xx The doc located at (xx) shows that the tax lien has been transferred from xx. The subject mortgage was originated on xx in the favor of xx Inc which was recorded on xx.
* Title Review shows major title concern (Lvl 4)     "As per Updated title report datedXX/XX/XX019, there is one tax mortgage, active in the favor of xx, Inc originated on xx in the amount of xx which was recorded on xx The taxes are delinquent from 2008 to 2012. As per the doc located at (xx), the property had tax sale and the tax lien was transferred toxx. in the amount of xx on xx The doc located at (xx) states that the tax lien has been transferred from xx"
* Missing Title evidence (Lvl 4) "Final Title policy is missing from the loan file; however commitment and short form also not available."	* Comment history is incomplete (Lvl 3) "The collection comments are available from XXX/XX18 toXX/XX/XX18 and XX/XX/XX18 toXX/XX/XX19. We required latest 24 months comment history. The collection comments are missing from XXX/XX17 to XXX/XX18 andXX/XX/XX18 to XX/XX/XX18 andXX/XX/XX19 toXX/XX/XX19."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "1003 is missing from the loan file along with transmittal."
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan data xxComparison data xxVariance -xx* XXX Risk Indicator is "Moderate" (Lvl 2)     "The CE risk indicator is Moderate as the loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in TX State. The following state disclosures are missing in the loan files.
TX Loan Agreement Notice,
Commitment Requirement/Anti-Tying,
TILA Disclosures in Spanish,
Home Equity Consumer Disclosure,
Home Equity Loan Interest and Fees Pre-closing Disclosure,
 Home Equity Loan Copies of Documents,
Home Equity Loan Rescission Notice,
Fair Market Value of Homestead Property Acknowledgment,
 Home Equity Loan Notice of Address for Borrower Notification of Violation,
Choice of Insurance Notice,
Collateral Protection Insurance Disclosure,
Non-Deposit Investment Product Disclosure Are there any promotional materials?,
Insurance Solicitation/Post Commitment Requirement,
																																																																																								Construction Loan Disclosure."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	82127420	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Second	$0.00	$10,130.46	8/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	xx	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$683,637.35	$79,995.79	5.000%	xx	XX/XX/XX18	Financial Hardship	xx Annual taxes for the year of 2018 have been paid in the amount of xx No prior year delinquent taxes have been found.	As per the review of the payment history, the borrower is current with the loan and the next payment is due for XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for XXX/XX19. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the xx Mod terms.	Collections Comments:The loan is currently in active bankruptcy and the next payment is due for XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for XXX/XX19. As per the review of the PACER report, the borrower xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:As per the review of the PACER report, the borrower xx	This loan modification agreement was signed between the borrower xx and the lenderxx on xx
The UPB is xx. The borrower promises to pay P&I of xx with an interest rate of 8.000%, beginning from 7XX/XX18. The maturity is dated 6XX/XX33.
Initial Escrow Acct Disclosure
Origination Appraisal
HUD-1 Closing Statement
Notice of Servicing Transfer
Affiliated Business Disclosure
Final Truth in Lending Discl.
Missing Required State Disclosures
Credit Application	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No evidence of post-closing foreclosure has been found. Tape Source: Initial Tape Type:
Field: Escrow Advance Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Information updated asper the payment history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Information updated as per the payment history.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000112004444   Tape Value: FF6556001210   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000112004444&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444400211000   Tape Value: 0121006656FF   Variance:    Variance %:    Comment: The Payment History String reversed is 444400211000&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX33   Tape Value:XX/XX/XX32   Variance: -403 (Days)   Variance %:    Comment: Stated maturity date is 6XX/XX33.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.06%   Comment: As per the payment history, total debt/legal balance per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per the payment history, the current UPB is xx. Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "Collection comments are available from XXX/XX18 to XXX/XX19. However, we require latest 24 months collection comments. Collection comments are missing from XXX/XX17 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3)     "As per the review of the PACER report, the borrower xx had filed bankruptcy under xx with the case#xx on xx. The schedule D of the voluntary petition shows that the amount of claim as xxand collateral value is xx Hence, the unsecured portion is xx
The plan was confirmed on xx."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."	* Title Review shows break in assignment (Lvl 2) "According to the updated title report dated XXX/XX19, chain of assignment has not been completed. Latest assignment is from xx. The assignment is missing from xx."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow account disclosure is missing from the loan file."
* Amount of title insurance is less than mortgage amount (Lvl 2)     "As per the Note and mortgage, the original balance is xx However, as per the final title policy, the amount of insurance is  xxwhich is less than mortgage amount."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures of Texas state are missing from the loan file.

·TX Loan Agreement Notice
·Commitment Requirement/Anti-Tying
·TILA Disclosures in Spanish
·Home Equity Consumer Disclosure
·Home Equity Loan Interest and Fees Preclosing Disclosure
·Home Equity Loan Copies of Documents
·Home Equity Loan Rescission Notice
·Fair Market Value of Homestead Property Acknowledgment
·Home Equity Loan Notice of Address for Borrower Notification of Violation
·Choice of Insurance Notice
·Collateral Protection Insurance Disclosure
·Non-Deposit Investment Product Disclosure Are there any promotional materials?
·Insurance Solicitation/Post Commitment Requirement
·Construction Loan Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service providers disclosure is missing from the loan file."
																																																																																								* Application Missing (Lvl 2) "Final application is missing from the loan file."			Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	48680076	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Colorado	xx	xx	xx	xx	xx	xx	No	Yes	Yes	Second	$0.00	$1,597.59	6/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.463%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx. There are three active credit card judgments against borrower xx. There is one an active credit card judgment against borrower xx. The county annual taxes for the year of 2018 have been paid in the amount of xx No prior year delinquent taxes have been found.	According to payment history, the borrower is delinquent for 0 months and next due for XXX/XX19. The last payment was received on XXX/XX19 for the amount of xx which was applied on XXX/XX19. As per payment history report, the new UPB is xx. Currently the payment was done as per the modification agreement (Located- xx).	Collections Comments:According to the servicing comments, the loan is in collections.
According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date was XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx.
The loan has been modified thrice since origination. The first loan modification was made on xx. The second modification was made on xx and currently, the borrower has been making the payments as per third modification. According to the modification, the new principal balance is xx. The loan modification was further amortized into 3 steps. Currently, the borrower has been making the payments as per the first step with the rate of interest 2% and P&I xx beginning from XXX/XX18 for 60 months. The new maturity date is XXX/XX58.
No post-closing bankruptcy and foreclosure activity has been found.
Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan has been modified thrice since origination. The first loan modification was made on xx. The second modification was made on xx and currently, the borrower has been making the payments as per third modification. According to the modification, the new principal balance is xx. The loan modification was further amortized into 3 steps. Currently, the borrower has been making the payments as per the first step with the rate of interest 2% and P&I xx beginning from XXX/XX18 for 60 months. The new maturity date is XXX/XX58.	Affiliated Business Disclosure Missing Required State Disclosures Notice of Servicing Transfer Credit Application Initial Escrow Acct Disclosure Final Truth in Lending Discl. Origination Appraisal	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -730 (Days)   Variance %:    Comment: The Document Date of the Last Modification is xx &#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: The last Modification document shows the Loan Amortization Type as Step.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: XXX/XX58   Tape Value: 1XXX/XX49   Variance: -3014 (Days)   Variance %:    Comment: The last Modification document shows the Mod Maturity Date as XXX/XX58.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX18   Tape Value: XXX/XX16   Variance: -730 (Days)   Variance %:    Comment: The Modification reflects the First Payment Date XXX/XX18.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: The borrower is current with the loan.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 780001111111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 111111100087   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.04%   Comment: The last modification document shows the principal balance as xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX58   Tape Value:XX/XX/XX35   Variance: -8198 (Days)   Variance %:    Comment: The last Modification document shows the Mod Maturity Date as XXX/XX58.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: The payment history report shows Total Debt / Legal Balance per Payment History as xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Current UPB as per the payment history report is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available from XXX/XX18 toXX/XX/XX19. However, we require a complete 24 months of the collection comments. The collection comments are missing from XXX/XX17 toXX/XX/XX18."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business from is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the Texas (TX) state. The below disclosures are missing from the loan file.
1. TX Loan Agreement Notice
2. Commitment Requirement/Anti-Tying
3. TILA Disclosures in Spanish
4. Fair Market Value of Homestead Property Acknowledgment
5. Choice of Insurance Notice
6. Collateral Protection Insurance Disclosure
7. Non-Deposit Investment Product Disclosure Are there any promotional materials?
8. Insurance Solicitation/Post Commitment Requirement"
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by the borrower."
* Application Missing (Lvl 2)     "The Final ApplicatiXX/XX03 is missing from the loan file."
* Title shows an assignment chain break (Lvl 2)     "According to the updated title report dated XX/XX/XX19, the chain of assignment has been completed. The last assignment was done from xx. However, there is a break in assignment which was done from xx to xx"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan."
* Missing Required Disclosures (Lvl 2)     "The List of service provider disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal Report is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA APR test."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA APR test.
The annual percentage rate (APR) is 9.943%. The disclosed APR of 0.000% is not considered accurate because it is more than X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method.
																																																																																								TILA APR Test: FAIL Loan Data: 0.000%, Comparison Data: 9.943%; hence, variance: -9.943%."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59511480	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$0.00	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.460%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$114,698.50	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx

The chain of assignment has been completed.
There are 2 Civil judgments against borrower xx
There is 1 hospital judgment against xx
1st installments of county taxes for the year of 2018 has been paid in the amount of xxfor the due date XX/XX/XX18.
2nd  installments of county taxes for the year of 2018 has been paid in the amount of xxfor the due date XX/XX/xx18.
1st installments of county taxes for the year of 2017 has been paid in the amount of xxor the due date XX/XX/XX17.
2nd installments of county taxes for the year of 2017 has been paid in the amount of xxfor the due date XX/XX/xx17.
1st installments of county taxes for the year of 2016 has been paid in the amount of xxfor the due date XX/XX/XX16.
2nd  installments of county taxes for the year of 2016 has been paid in the amount of xxfor the due date XX/XX/xx16.

No prior year delinquent taxes have been found.
Current year taxes has been due in the amount of xx	According to the payment history as ofXX/XX/XX19, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX19, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.	Collections Comments:According to the payment history as ofXX/XX/XX19, the borrower is currently delinquent for 2 months. The last payment was received onXX/XX/XX19, the payment applied date was 1XXX/XX18 and the next due date for payment is 1XXX/XX18. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
According to the PACER, the borrower had filed bankruptcy under chapter-xx.There is no comment indicating a cramdown.
 No damages or repairs have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed bankruptcy under chapter-xx.There is no comment indicating a cramdown.	Not Applicable	HUD-1 Closing Statement Notice of Servicing Transfer Mortgage Insurance Affiliated Business Disclosure Right of Rescission Credit Application Final Truth in Lending Discl. Origination Appraisal	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.80% Comment: Current bankruptcy arrearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Foreclosure has been initiated.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no balloon payment provision available in the mod document   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 2   Tape Value: 3   Variance: -1   Variance %: -0.33%   Comment: The borrower is currently delinquent for 2 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no neg amortization provision seen in note document.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 433444444333   Tape Value: FF4344444443   Variance:    Variance %:    Comment: Payment history string as per the payment history is 433444444333.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 333444444334   Tape Value: 3444444434FF   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 333444444334.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.21%   Comment: Total debt/legal balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.20% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	D	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on xx as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD-1 and itemization is missing from the loan file."
* Lost Note Affidavit (Lvl 3)     "Lost note affidavit dated XX/XX/XX12 was found in the loan file located at (xx) as original note was misplaced, lost or destroyed. And duplicate copy / attested copy of note are also available in the loan file."
* MI, FHA or MIC missing and required (Lvl 3)     "MI certificate is missing from the loan file."
* Comment history is incomplete (Lvl 3) "Servicing comments are available from XXX/XX18 toXX/XX/XX19. We require latest 24 months servicing comments. However, servicing comments are missing from XXX/XX17 to XXX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Service transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR document is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
																																																																																								* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."			Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	57916449	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Georgia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,844.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	No	xx	Not Applicable	xx	10.631%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Unavailable	XX/XX/XX18	$127,174.24	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx. There is an active junior civil judgment against the borrower xx. The county annual taxes for the year of xx have been paid in the total amount of xx No prior year delinquent taxes have been found.	According to the payment history as ofXX/XX/XX19, the borrower has been making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The loan has not been modified since origination. The borrower has been making the payments as per the original note terms.	Collections Comments:According to the servicing comments, the loan is in collections. According to the payment history as ofXX/XX/XX19, the borrower has been making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. The loan has not been modified since origination. The borrower has been making the payments as per the original note terms. xx. No foreclosure activity has been found. Unable to determine the current condition and occupancy of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Right of Rescission Notice of Servicing Transfer Origination Appraisal Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: xx(borrower/debtor) had filed bankruptcy under xx with the case#xx on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No foreclosure activity has been found.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Performing   Variance:    Variance %:    Comment: perforning   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan has not been modified since origination.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: This is fixed rate mortgage.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 011122332000   Tape Value: 111122332000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 01112233220000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000233221110   Tape Value: 000233211111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000233221110. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Total Debt / Legal Balance per Payment History is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The collection comments are available fromXX/XX/XX18 to XX/XX/XX18. However, we require a complete 24 months of collection comments. The collection comments are missing from XXX/XX19 toXX/XX/XX19."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA finance charge test.
The finance charge is xx. The disclosed finance charge of xxis not considered accurate because it is understated by more than xxILA Finance Charge Test: FAIL Loan data: xx Comparison data: xx hence, variance: -xx.

This loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan data: xx Comparison data: xx hence, variance: -xx."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of servicing transfer disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Maryland State. The following required state disclosures are missing from the loan file.
1. Affidavit of Consideration
2. Affidavit of Disbursement
3. First Time Buyers Affidavit
4. Notice of Right to Select Attorney, Title Insurance Company and Settlement Agent Disclosure
5. No Escrow Account
6. Mandatory Binding Arbitration Disclosures
																																																																																								7. Home Buyer Education and Counseling Disclosure"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55782900	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Nevada	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,017.21	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.980%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$166,750.00	$68,879.79	7.250%	xx	XX/XX/XX18	Financial Hardship	xx

Active junior or senior judgments/liens/mortgages:

1. There is an active junior civil judgment available in the updated title report against xx

2. here is an active junior civil judgment available in the updated title report against xx

1. The 2nd installment of annual County taxes of xx are currently delinquent in the amount of xxwhich were earlier due on XX/XX/xx16 and which are currently good throughXX/XX/xx19.

2. The 2nd installment of annual County taxes of xx  are currently delinquent in the amount of xxwhich were earlier due on XX/XX/xx18 and which are currently good throughXX/XX/xx19.

xx annual utility taxes of xxare currently delinquent which are good throughXX/XX/XX19.

2018-2019 annual utility taxes of xxare currently delinquent which are good throughXX/XX/XX19.	Review of the updated payment history as ofXX/XX/XX19 shows that the loan is in delinquency for +5 months and the next due date for the payment is 9XX/XX18. The last regular payment (P&I) was made on XX/XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx	Collections Comments:The loan is currently in active Bankruptcy. The loan is in delinquency for +5 months and the next due date for the payment is 9XX/XX18. The last regular payment (P&I) was made on XX/XX/XX18 in the amount of xx for the due date of 8XX/XX18. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the loan modification agreement which was made on xx.
No evidences are available in the latest 24 months servicing comments regarding foreclosure proceedings.
xx
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan was modified on xx with new principal balance of xx. The borrower promises to pay the new modified P&I of xx with the new fixed interest rate of 7.250% beginning from XXX/XX15 to the new maturity date of XXX/XX55.	Origination Appraisal Credit Application Final Truth in Lending Discl. HUD-1 Closing Statement Title Evidence	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 1.67% Comment: Limited BK Docs. Tape Source: Initial Tape Type:
Field: Current Bankruptcy Proof of Claim (POC) Date   Loan Value: xx   Tape Value: xx   Variance: -92 (Days)   Variance %:    Comment: Limited BK Docs.&#xxD;   Tape Source: Initial   Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not applicable.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -19 (Days)   Variance %:    Comment: Taken from Mod.   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 3   Tape Value: 4   Variance: -1   Variance %: -0.25%   Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Not a neg am note.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 44321232232m   Tape Value: FFFFF3433434   Variance:    Variance %:    Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: m23223212344   Tape Value: 4343343FFFFF   Variance:    Variance %:    Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX55   Tape Value: XXX/XX24   Variance: -11323 (Days)   Variance %:    Comment: Taken from Mod.&#xxD;   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: Taken from pay history.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: Taken from pay history. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "The final Title Policy along with the preliminary title policy and Title commitment are also missing from the loan file."	* Water/Sewer Taxes (Lvl 3) "2017-2018 annual utility taxes of xxare currently delinquent which are good throughXX/XX/XX19.

2018-2019 annual utility taxes of xx are currently delinquent which are good throughXX/XX/XX19."
* Application Missing (Lvl 3)     "Final 1003 is missing from the loan file."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The final HUD-1 along with preliminary HUD-1, Fee itemization, closing instructions are also missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "1. The 2nd installment of annual County taxes of 2016-2017 are currently delinquent in the amount of xx which were earlier due on XX/XX/XX16 and which are currently good throughXX/XX/XX19.

																																																																																							2. The 2nd installment of annual County taxes of 2018-2019 are currently delinquent in the amount of xx which were earlier due on XX/XX/XX18 and which are currently good throughXX/XX/XX19."	* Missing Appraisal (Lvl 2) "Appraisal report at origination is missing from the loan file." * Final TIL Missing or Not Executed (Lvl 2) "The final TIL is missing from the loan file."			Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	5079826	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Ohio	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$776.52	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$95,785.98	$10,136.27	5.500%	xx	XX/XX/XX18	Financial Hardship	xx No active judgments and liens have been found. 2018 County taxes are paid in the amount of xx 2018 School taxes are paid in the amount of xxx18 Utilities taxes are paid in the amount of xx	Provided payment history as of XX/XX/XX19, reveals that the loan is performing. The next due date for the payment is XX/XX/XX19. The borrower is making regular payments as per loan modification. The last payment of XX/XX/XX19 was received on XX/XX/XX19 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx

Collections Comments:Loan is Performing. According to the payment history as ofXX/XX/XX19, the loan is currently performing. The last payment was received on XXX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xx and PITI is in the amount of xx. The UPB reflected as per the payment history is in the amount of xx.
The foreclosure was initiated. The file was referred to an attorney and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower wants Modification plan.
The modification agreement was made between Lender xx. As per the modified term, the new principal balance is xx. The borrower promises to pay xx monthly with a modified interest rate of 5.250 % beginning from 1XXX/XX17 with a maturity date of 1XXX/XX56.

Foreclosure Comments:The foreclosure was initiated. The file was referred to an attorney and the complaint was filed on xx. However, the foreclosure was put on hold as the borrower wants Modification plan.
Bankruptcy Comments:Not Applicable	Loan Modification agreement was made between borrowerxx, by xx on effective date of xx
The borrower promised to pay the unpaid principal balance of xx with interest rate of 5.250% with P&I of xxwith fixed amortized type and it was beginning from first payment date on 1XXX/XX17 and ends with the maturity date of 1XXX/XX56.
Affiliated Business Disclosure Initial Escrow Acct Disclosure Missing Required State Disclosures Good Faith Estimate Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Negative amortization potential is not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000101111M   Tape Value: 000011101000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 00000101111M. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: M11110100000   Tape Value: 000101100000   Variance:    Variance %:    Comment: The Payment History String reversed is M11110100000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX56   Tape Value: 7XX/XX40   Variance: -5936 (Days)   Variance %:    Comment: Stated maturity date is 1XXX/XX56.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Subject property type is PUD.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per payment history legal balance is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unapid current balance is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available from 1XXX/XX16 toXX/XX/XX18 and fromXX/XX/XX18 to XXX/XX19. We require latest 24 months servicing comments. However, servicing comments are missing from XXX/XX18 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "Payment history is available from 4XX/XX18 toXX/XX/XX19. We require latest 12 months payment history. However, payment history is missing from XXX/XX18 toXX/XX/XX18."	* Initial Good Faith Estimate is Missing (Lvl 2) "Initial GFE is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in state of Texas. The following state disclosure are missing from the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of service provider document is missing from the loan file."
* Good Faith Estimate missing or unexecuted (Lvl 2)     "Final GFE is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal								Value:Unavailable Date:Unavailable Type:Unavailable	Value:Unavailable Date:Unavailable Type:Unavailable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	33337854	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	$0.00	$554.92	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	10.870%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX18	$28,274.93	Not Applicable	6.000%	xx	XX/XX/XX18	Financial Hardship	xx
There is a junior mortgage against the subject property in favor of xx.
No active judgments or liens have been found pending.
Annual taxes are in the amount of xx
2019 annual borough taxes are due till XX/XX/xx19 in the amount of xx
No prior delinquent taxes have been found pending.
Provided payment history as ofXX/XX/XX19, reveals that the loan is performing. The next due date for the payment is 4XX/XX19. The borrower is making regular payments as per note P&I. The last payment of XXX/XX19 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx	Collections Comments:Loan is performing. Provided payment history fromXX/XX/XX18 toXX/XX/XX19 reveals that the loan is performing. The next due date for the payment is 4XX/XX19. The borrower is making regular payments as per note P&I. The last payment of XXX/XX19 was received onXX/XX/XX18 in the amount of xx. According to the payment history the current unpaid principal balance is being reflected in the amount of xx.
According to the servicing comments, the subject property is owner occupied with no visible damages or repairs. It is in average condition.
The reason for default of borrower is unemployment or decreased income. The borrower is making regular payments as per note P&I. The loan was not yet modified since origination.
According updated title report dated XX/XX/XX19, the foreclosure was initiated on the subject property in xx.
Bankruptcy Comments:xx	Not Applicable	Notice of Servicing Transfer Initial Escrow Acct Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 0.26% Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.73%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000010000m   Tape Value: FFFFF0001000   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: m00001000000   Tape Value: 0001000FFFFF   Variance:    Variance %:    Comment: Converted to 0-4 Rating Scale&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment: Reviewer updated per documents found in BOX&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.15%   Comment: Reviewer updated per documents found in BOX - SUSPENSE BALANCE AND ESCROW BALANCE MAKE THE DIFFERENCE&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.12% Comment: Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Servicing comments are available fromXX/XX/XX18 to XXX/XX19. We require latest 24 months servicing comments. However, servicing comments are missing from 4XX/XX17 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3) "Payment history is available fromXX/XX/XX18 toXX/XX/XX19. We require latest 12 months payment history. However, the payment history is missing from XXX/XX18 toXX/XX/XX18 and from 9XX/XX18 toXX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "XXX risk indicator is elevated due to GSE (xx public guidelines) Predatory Lending Guidance and GSE (xx public guidelines) Points and Fees Test failed.

This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers document is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Elevated	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2228846	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,591.39	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$55,082.11	Not Applicable	8.000%	xx	XX/XX/XX18	Financial Hardship	xx
No active judgments or liens have been found against the borrower or subject property.
The annual combined taxes of 2019 have been paid in the amount of xx
No prior year delinquent taxes have been found.
Review of updated payment history shows that the loan is delinquent for one month only and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.875% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made on xx	Collections Comments:The loan is delinquent for one month only and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 5.875% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making payments as per the mod made on xx
The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx between “xx” (borrower) and “xx.  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.875 % and P&I xx with fixed amortized type and the first payment had begun from 9XX/XX17 and ends with the maturity date of 4XX/XX49.

According to the comment datedXX/XX/XX17 states that the subject property is located in FEMA Disaster Area and as per comment datedXX/XX/XX17 the property was damaged. The insurance claim was filed. The comment datedXX/XX/XX18 states that the borrower inquired on the claim funds that have not been disbursed yet as the claim reviewed from 2016. The latest comment datedXX/XX/XX18 shows that borrower requested to mail the packet to start the repair process on his house and the insurance packet claim was received onXX/XX/XX18. The estimated cost of repair has not been mentioned in the available servicing comments. There is no further information provided regarding damage has been repaired or not and the claim has been settled or not.

The reason for default is excessive obligations and the property is owner occupied.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The loan was modified once since origination.
The Loan Modification agreement was made on an effective date of xx between “xx” (borrower) and “xx” (Lender).  The borrower had given promise to pay the UPB of xx. According to the mod the borrower has promised to pay the interest rate of 5.875 % and P&I xx with fixed amortized type and the first payment had begun from 9XX/XX17 and ends with the maturity date of 4XX/XX49.
Missing Required State Disclosures Credit Application ARM Rider Affiliated Business Disclosure Missing Dicsloures Document Showing a Index Numerical Value	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Current Foreclosure Doc Locator is Not Applicable; however tape data shows No. Tape Source: Initial Tape Type:
Field: First Rate Change Date   Loan Value: XX/XX/XX06   Tape Value: XX/XX/XX06   Variance: -30 (Days)   Variance %:    Comment: First Rate Change Date os XX/XX/XX06; however tape data shows XX/XX/XX06.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan Amortization Type is Fixed; however tape data shows ARM.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 3.4%   Tape Value: 570%   Variance:    Variance %: -566.65%   Comment: Min Rate At First Adjustment is 3.350%; however tape data shows 570.000%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: Mos Currently Delinquent is 0; however tape data shows 1.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 1210011232mm   Tape Value: 111122310011   Variance:    Variance %:    Comment: Payment History String is 210011232MMM; however tape data shows 111122310011.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mm2321100121   Tape Value: 110013211111   Variance:    Variance %:    Comment: Payment History String Reversed is MMM232110012; however tape data shows 110013211111.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX49   Tape Value: XX/XX/XX33   Variance: -5616 (Days)   Variance %:    Comment: Stated Maturity Date is XX/XX/XX49; however tape data shows XX/XX/XX33.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.02%   Comment: Total Debt / Legal Balance per Payment History is xx; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid Current Principal Balance (UPB) per Pay,emt History is xx; however tape data shows xx.&#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The latest payment history is available fromXX/XX/XX18 toXX/XX/XX19; however we require latest 12 months complete payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The servicing comments are available from XXX/XX17 toXX/XX/XX18 and from XX/XX/XX18 toXX/XX/XX19; however, we require latest 24 months complete servicing comments. The servicing comments are missing from 9XX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Texas State and the required disclosures are missing from the loan file as follow.
TX Loan Agreement Notice.
Commitment Requirement/Anti-Tying.
Collateral Protection Insurance Disclosure.
Insurance Solicitation/Post Commitment Requirement."
* Application Missing (Lvl 2)     "Final Application is missing from loan file."
* Mortgage - Missing required ARM Rider (Lvl 2)     "This is ARM loan and the required adjustable Rate Rider is missing from loan file."
* Settlement date is different from note date (Lvl 2)     "The Settlement date is XX/XX/XX03, which is after the note date that is XX/XX/XX03."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required Affiliated Business Disclosure is missing from loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "According to the updated title report dated XXX/XX19 the chain of assignment has not been completed. As the mortgage is currently with xx instead of the current assignee xx."
* Property Damage (Lvl 2)     "According to the comment datedXX/XX/XX17 states that the subject property is located in FEMA Disaster Area and as per comment datedXX/XX/XX17 the property was damaged. The insurance claim was filed. The comment datedXX/XX/XX18 states that the borrower inquired on the claim funds that have not been disbursed yet as the claim reviewed from 2016. The latest comment datedXX/XX/XX18 shows that borrower requested to mail the packet to start the repair process on his house and the insurance packet claim was received onXX/XX/XX18. The estimated cost of repair has not been mentioned in the available servicing comments. There is no further information provided regarding damage has been repaired or not and the claim has been settled or not. Also the latest BPO report is not available in the loan file."
																																																																																								* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2) "Operative index numerical value is unavailable as the supportive documents such as Loan program disclosure/Rate lock agreement/Closing instruction are missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	37453459	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,464.78	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.824%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX18	$74,760.98	Not Applicable	2.000%	xx	XX/XX/XX18	Financial Hardship	xx
The chain of assignment has been completed.
No active judgments or liens have been found.
The combined annual taxes of 2018 have been paid in the amount of xx
No prior year delinquent taxes have been found.
According to payment history, the loan is current and is next due for XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx which was applied to the due date of XXX/XX19. The current UPB is in the amount of xx. The borrower has been
making payments as per modification effective from xx	Collections Comments:According to the review of servicing comments, the loan is current and is next due for XXX/XX19.
According to payment history, the last payment was received on XXX/XX19 in the amount of xx which was applied to the due date of XXX/XX19. The current UPB is in the amount of xx.
The loan was previously modified on xx. The new principal balance was xx and the interest rate was 4.000%
No evidence of foreclosure activity has been found.  No evidence of damage or repair to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	According to modification agreement, the loan was modified on xx between the borrower xxr and xx The new principal balance is xx and interest bearing amount is xx. The borrower promises to pay P&I xx with interest rate 4.000 % beginning from 7XX/XX16. The maturity date as per modification is 6XX/XX46. The loan was modified once since origination. Currently the payment was done as per the modification agreement (Located- xx).

Affiliated Business Disclosure Missing Required State Disclosures Good Faith Estimate	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancies.&#xxD; Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The last modification was done on xx   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No Discrepancies.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000000   Tape Value: 110000000000   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000000   Tape Value: 000000000011   Variance:    Variance %:    Comment: The Payment History String reversed is 000000000000. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 6XX/XX46   Tape Value: 1XXX/XX43   Variance: -943 (Days)   Variance %:    Comment: The last modification document shows the maturity date is 6XX/XX46.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: The payment history report shows Total Debt / Legal Balance is xx.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The payment history report shows Unpaid Current Principal Balance (UPB) is xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19. Hence, the payment history is missing from XXX/XX18 toXX/XX/XX18 as we required latest 12 months payment history."
* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX17 to XXX/XX18 andXX/XX/XX18 to XX/XX/XX18. Hence, the comment history is missing from XXX/XX18 toXX/XX/XX18 and 1XXX/XX18 toXX/XX/XX19."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business from is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the Texas (TX) state. However, the below disclosures are missing from the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Missing Required Disclosures (Lvl 2)     "The List of service provider disclosure is missing from the loan file."
																																																																																								* Good Faith Estimate missing or unexecuted (Lvl 2) "The loan was originated after 2010. However, the final GFE is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Minimal	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99346845	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,765.49	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Unavailable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx. No active judgments or liens have been recorded against the borrower. The school taxes of xx have been paid in the amount of xx. County tax of 2019 has been paid in the amount of xx. The annual taxes to be paid are in the amount of xx.	The review of the payment history shows that the present status of the loan has been delinquent for 5 months and the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The current UPB reflected is in the amount of xx.	Collections Comments:According to the collection comments, the present status of the loan is foreclosure. Foreclosure has been referred to attorney on xx.The loan has not been modified since origination. No bankruptcy information has been found in the loan comments. The review of the payment history shows that the present status of the loan is 5 months delinquent the next due date for the payment is XX/XX/XX18. The last payment was received on XX/XX/XX18 in the amount of xx which was applied for the due date of XX/XX/XX18. The current UPB reflected is in the amount of xx.
Foreclosure Comments:According to the collection comments, the present status of the loan is foreclosure. Foreclosure has been referred to attorney on xx.The loan has not been modified since origination. No bankruptcy information has been found in the loan comments. As per the comment dated XX/XX/XX18 the borrower intends for a modification.

Foreclosure Comments:According to the collection comments, the present status of the loan is in foreclosure. Foreclosure has been referred to an attorney on xx. The loan has not been modified since origination. No bankruptcy information has been found in the loan comments. As per the comment dated XX/XX/XX18, the borrower intends for a modification.
Bankruptcy Comments:Not Applicable	Not Applicable	Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Based on imaged complaint in loan file. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Foreclosure   Tape Value: Collections   Variance:    Variance %:    Comment: Foreclosure status based on last collection comment datedXX/XX/XX19   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 3   Tape Value: 4   Variance: -1   Variance %: -0.25%   Comment: Based on payment history datedXX/XX/XX19   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444443222222   Tape Value: 234123332334   Variance:    Variance %:    Comment: Based on payment history datedXX/XX/XX19&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222222344444   Tape Value: 433233341432   Variance:    Variance %:    Comment: Based on payment history datedXX/XX/XX19&#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx0   Variance: xx   Variance %: 48.69%   Comment: Based on payment history datedXX/XX/XX19   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment history the total debt is 69,876.05. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The Payment history is available in the file from XX/XX/XX18 toXX/XX/XX19; however, we require latest 12 months payment history. Payment history is missing from XX/XX/XX18 to XX/XX/XX18."	* DTI > 60% (Lvl 2) "As per the final loan application the total income is xxand total expenses are in the amount of xx, hence the DTI is more than 60.%
.."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data xxComparison Data xxDifference -xx.

This loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data  xxComparison Data xxDifference -xx"
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test.
TILA Finance Charge Test: FAIL Loan Data xxomparison Data xxDifference -xx.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxThis loan failed the TILA foreclosure rescission finance charge test.
TILA Foreclosure Rescission Finance Charge Test: FAIL Loan Data  xxComparison Data xxDifference -xx

The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Required State Disclosures (Lvl 2)     "The following state disclosures are missing in the loan files.
 Commitment Disclosure.
Subprime Home Loan Disclosure. Subprime Home Loan Counseling Disclosure.
Smoke Alarm Affidavit.
Default Warning Notice.
Co-Signer Notice Requirements.
Co-Signer Notice Requirements.
Alternative Mortgage Transaction Disclosures.
Part 80 Disclosure.
Mortgage Bankers and Exempt Organizations Preapplication.
Tax Escrow Account Designation,NY Hazard Insurance  Disclosure.
																																																																																								NY Consumer Credit Disclosure / Fair Credit Reporting Notice."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	20804549	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First		$0.00	$5,441.29	7/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable		Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable			Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
xx
No active judgment or liens are found pending.
According to updated title report annual combined taxes for the year of 2018 was paid in the amount of xxo delinquent taxes have been found for the prior years	As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.	Collections Comments:Borrower has filed bankruptcy under Chapter xx
As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied to XXX/XX19. The next due date is XXX/XX19. The payment was received as per modification agreement.  As per payment history, the current UPB is being reflected in the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Subject property is owner occupied. No information has been found regarding any damage or repair.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Borrower has filed bankruptcy under Chapter xx	This loan modification was done on xx between the xx (Borrower) & xx (Lender). The amortization type is step and new unpaid Principal balance is xx and modification original rate is 4.750 % and Monthly P&I is xx. The modification payment start date is 1XXX/XX08 and new maturity date is 4XX/XX35.
Affiliated Business Disclosure Initial Escrow Acct Disclosure Mortgage Insurance Loan Program Info Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.45% Comment: Current Bankruptcy Arrearage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No foreclosure activity was found in the available collection comments.   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Bankruptcy-Current   Tape Value: Bankruptcy   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.8%   Tape Value: 1.5%   Variance:    Variance %: 8.25%   Comment: The max Rate at first adjustment is 9.750%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.3%   Tape Value: 150%   Variance:    Variance %: -141.75%   Comment: Min rate at first adjustment is 8.250%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per payment history the borrower is delinquent for 0.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total Debt/ Legal Balance per payment history xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per payment history unpaid current principal balance(UPB) per payment history xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "Latest servicing comments are available from XXX/XX08 toXX/XX/XX19. However, we require latest 24 months servicing comment. Servicing comments are missing from 1XXX/XX18 to XX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."
* Payment History is not Complete (Lvl 3)     "Latest payment history is available from XXX/XX18 toXX/XX/XX19. However, we require latest 12 months payment history. Payment history is missing from 4XX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "Schedule-D in Voluntary petition shows xx as unsecured portion out of claim amount xx No document or servicing comments were found that indicates property had a cram down."	* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provider is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "MI Certificate is missing from the loan file."
																																																																																								* Loan program disclosure missing or unexecuted (Lvl 2) "Loan program disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)		Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	99624940	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Maryland	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$5,593.80	$4,895.29	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	Not Applicable	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	XX/XX/XX15	$98,976.00	Not Applicable	7.250%	xx	XX/XX/XX15	Financial Hardship	xx
There are three certificates of sale for unpaid municipal liens in the favor of xx respectively.
There is a civil Judgment in the favor of xx
Property Tax Status;
1) 1st installment county taxes for the year of 2019 has been paid in the amount of xxon XX/XX/xx19.
2) 2nd installment county taxes for the year of 2019 are due for the amount of xxtill the due date of XX/XX/XX19.	The review of payment history shows that the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx for the due date of XX/XX/XX19. As per payment history, the current P&I is xx, current PITI is xx. The current unpaid principal balance is being reflected in the amount of xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19. The loan modification agreement was made between the borrower xx. The loan has been modified once since origination. The review of payment history shows that the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx for the due date of XX/XX/XX19. As per payment history, the current P&I is xx, current PITI is xx. The current unpaid principal balance is being reflected in the amount of xx. The borrower has been making the payments as per the modification agreement. No information pertaining to bankruptcy has been found. The foreclosure was initiated and the file was referred to an attorney on xx. No further details have been found regarding the foreclosure. The reason for the default was an excessive obligation. No damage and repairs have been found.
Foreclosure Comments:The foreclosure was initiated and the file was referred to an attorney on xx. No further details have been found regarding the foreclosure.
Bankruptcy Comments:Not Applicable	The loan modification agreement was made between the borrower xx and the lender xx on xx The modified principal balance is xx with a P&I in the amount of xx and interest rate of 2% beginning from XX/XX/XX13 for 60 months with a maturity date of 8XX/XX50.xx of the new principal balance is deferred which shall be payable at the maturity as a balloon payment. The modification has five steps. The loan has been modified once since origination.	Missing Required Disclosures Loan Program Info Disclosure Missing Required State Disclosures Notice of Servicing Transfer Affiliated Business Disclosure	Field: Borrower Last Name Loan Value: xx Tape Value: xx |---| |----| Comment: Borrower last name is xx; however tape data shows xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was initiated and the file was referred to an attorney on xx   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 162 (Days)   Variance %:    Comment: Doc date of last modification is xx however tape data shows xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: ARM   Variance:    Variance %:    Comment: Loan amortization type is step.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 2.0%   Variance:    Variance %: 8.88%   Comment: Max rate at first adjustment is 10.875%; however tape data shows 2.000%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 3.3%   Tape Value: 500%   Variance:    Variance %: -496.75%   Comment: The min rate at first adjustment is 3.25%.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The modification contains balloon provision.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 6XX/XX13   Tape Value: 1XXX/XX13   Variance: 122 (Days)   Variance %:    Comment: Modification first payment date is XX/XX/XX13; however tape data shows XX/XX/XX13.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Original Stated P&I is not available; however tape data shows xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000000444   Tape Value: 433411234000   Variance:    Variance %:    Comment: Payment history string is 000000000444; however, tape data shows 433411234000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444000000000   Tape Value: 000432134334   Variance:    Variance %:    Comment: Payment history string reversed is 444000000000000; however, tape data shows 000432134334.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.47%   Comment: Principal balance stated in Mod xx; however tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 8XX/XX50   Tape Value: 8XX/XX36   Variance: -5113 (Days)   Variance %:    Comment: Stated maturity date is XX/XX/XX50; however, tape data shows XX/XX/XX36.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: Total debt/ Legal balance per payment history is xx; however tape data shows 152,854.40.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance (UPB) per payment history is xx; however tape data shows xx Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "According to the updated title report dated XXX/XX19, there are three certificates of sale for unpaid municipal liens in the favor of xx which were recorded on xx xx & xx for the amount of xx xx & xx respectively. The subject property is located in the state of New Jersey. There is a risk of property may get foreclosed due to the above unpaid lien.This can be cured by repayment of the unpaid liens along with late fees and unpaid interest."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XXX/XX19, the subject mortgage is on lower lien position as there are three certificates of sale for unpaid municipal liens in the favor ofxx which were recorded on xx xx & xx for the amount of xx xx & xx respectively. The subject mortgage was originated on xx which was recorded on xx with the lender xx."	* Payment History is not Complete (Lvl 3) "The payment history is available from 5XX/XX18 toXX/XX/XX19. However, we require the latest 12 months of the payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The collection comments are available from XXX/XX17 toXX/XX/XX19. However, we require the latest 24 months of collection comments. The comments are missing from 8XX/XX17 toXX/XX/XX17, from 7XX/XX18 toXX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."	* XXX Risk Indicator is "Moderate" (Lvl 2) "ThisXXX prohibited fees test."
* Missing Required Disclosures (Lvl 2)     "The list of service providers disclosure is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of New Jersey. The following state disclosures are missing from the loan file.
1. NJ Application Disclosure.
2. Delivery Fee Authorization.
3. NJ Attorney Disclosure.
4. Unacceptability of Insurance Notice.
5. Attorney Disclosure II.
6. Tax Bill Information.
7. Private Well Testing.
8. Lock-In Agreement.
9. Commitment Disclosures.
10. Choice of Insurer Disclosure.
11. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business disclosure is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined since the supporting documents are missing from the loan file."
* XXX State Regulations Test Failed (Lvl 2)     "ThisXXX prohibited fees test.
The loan does charge fee(s) not provided for in this act, which is prohibited.
																																																																																								A person licensed as a mortgage broker shall have the right to charge only the following fees: (1) application fee; and (2)discount points which may be labeled as an origination fee."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	60612864	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$3,736.33	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	39.668%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$108,096.27	Not Applicable	5.250%	xx	XX/XX/XX17	Financial Hardship	xx
 No active judgments and liens have been found.
1st installment county taxes for the year xx have been paid in the amount of xxand 2nd installment taxes have been due in the amount of xx No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower is current with the loan and the next payment is due for XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for XXX/XX19. The UPB is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the Note terms.	Collections Comments:The present status of the loan is performing and the next payment is due for XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for XXX/XX19. As per the review of the xx. No evidence of post-closing foreclosure has been found. The RFD is unable to be determined. The loan was never modified since origination, the borrower has been making his payments as per the Note terms.
As per the servicing comments, the current occupancy of the subject property is unable to be determined. No damages or repairs have been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	Not Applicable	Notice of Servicing Transfer
Credit Application
HUD-1 Closing Statement
Missing Required State Disclosures
Right of Rescission
Initial Escrow Acct Disclosure
Origination Appraisal
Affiliated Business Disclosure
Title Evidence	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: As per the PACER reports, the borrower had filed Bk. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No evidence of post-closing foreclosure has been found.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was never modified since origination.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000001234   Tape Value: 234567800000   Variance:    Variance %:    Comment: As per the payment history in the file, the string is 000000001234   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 432100000000   Tape Value: 000008745432   Variance:    Variance %:    Comment: As per the payment history in the file, the string reversed is 432100000000   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: As per the payment history, the total debt is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per the payment his tory in the file dated XX/XX/XX19 the balance is xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Payment History is not Complete (Lvl 3) "The payment history is available from 8XX/XX18 toXX/XX/XX19. We require the latest 12 months payment history. The payment history is missing from XXX/XX18 to 8XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The HUD-1 along with estimated HUD and itemization  are missing from the loan file."
* Comment history is incomplete (Lvl 3)     "The collection comments are available from 8XX/XX18 to XXX/XX19. We require the latest 24 months of collection comments. collection comments are missing from XXX/XX17 to 7XX/XX17 and from 6XX/XX18 toXX/XX/XX18 and 1XXX/XX18 to XX/XX/XX18."
* Lost Note Affidavit (Lvl 3) "A Lost note affidavit found in a file at (xx), Which states that The Original Note has been misplaced or Lost. After a thorough and diligent manual search of the collateral files pertaining to this loan, the original Note was not located. The copy of original note is available in the same file."	* Loan has been determined to have an unsecured debt (Lvl 2) "As per the review of the PACER report, the borrower xx and xx had filed bankruptcy under xx with case# xxon xx As per the voluntary petition scheduled D, there is an unsecured portion in the amount of xx. The amount of claim without deducting the value of the collateral is xx.The debtor was discharged on xx and the case was terminated on xx
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,
1. Impound Account Disclosure
2. Cosigner Notice
3. Private Mortgage Insurance Disclosure
4. Hazard Insurance Disclosure
5. Insurer Recommendation Disclosure
6. CA Fair Lending Notice
7. Anti-Tying Disclosure
8. Privacy Notice
9. Notice of Right to Copy of Appraisal
10. Application for Credit-Married Persons
11. Fair Debt Collection Notice
12. Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow acct disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."			Not Covered	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77360815	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Pennsylvania	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,254.17	7/XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.000%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	38.102%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens have been found against the borrower.
The combined annual taxes for the year xx are delinquent total in the amount of xxand they are good through tillXX/XX/xx19 and the due dates are XXX/XX15, XXX/XX16,XXX/XX17,XXX/XX19.

Annual combined taxes for the year of 2016, the partial payment has been made onXX/XX/xx19  in the amount of xx.
Annual combined taxes for the year of 2014, the partial payment has been made onXX/XX/XX18  in the amount of xx.
Annual county taxes of 2013 has been paid onXX/XX/xx18 in the amount of xx.
No prior years delinquent taxes have been found.	According to a review of the payment history as of XX/XX/XX19, the borrower is currently performing and the next due date for payment is XXX/XX19. The last payment received date isXX/XX/XX19, it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification but it is missing from the loan file.

Collections Comments:The loan is currently in Bankruptcy and next due date for payment is XXX/XX19. The last payment received date isXX/XX/XX19, it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Modification but it is missing from the loan file.
 This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 11.6400% and the maturity date isXX/XX/XX37. The P&I as per payment history tape data is xx and the rate of interest is 6.00%. However, there is a decrease in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx, with the principal balance of xx. The modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given.
Unable to determine the reason for default from the servicing comments.
xx
According to servicing comments, the foreclosure activity has not been found.
No damage pertaining to the subject property has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 11.6400% and the maturity date isXX/XX/XX37. The P&I as per payment history tape data is xx and the rate of interest is 6.00%. However, there is a decrease in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx with the principal balance of xx. The modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given.	Origination Appraisal Modification Missing Required State Disclosures Right of Rescission Credit Application Notice of Servicing Transfer Affiliated Business Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| 1.52% Comment: As per PACER the arrearage amount is xx.However, tape reflects xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per comments there is no FC so it is Not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: As per loan documents the mod is missing so the date is unavailable.However, tape reflects xx   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 5XX/XX51   Tape Value:    Variance:    Variance %:    Comment: As per loan documents the mod is missing so the maturity date is 5XX/XX51 as per collection comment. However, tape reflects NULL.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value:XX/XX/XX14   Tape Value:    Variance:    Variance %:    Comment: As per loan documents the mod is missing and the first payment is reflecting asXX/XX/XX14. However, tape reflects NULL.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per Note this is not Neg ARM so it is not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001102222   Tape Value: 6789FFFF0000   Variance:    Variance %:    Comment: As per Payment History, the String is 000001102222 . However, tape reflects 6789FFFF00000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 222201100000   Tape Value: 0000FFF89876   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 2222201100000. However, tape reflects 00000FFF89876.&#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: As per loan documents the mod is missing so as per comments the balance xx.However, tape reflects xxxxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX51   Tape Value:XX/XX/XX37   Variance: -5005 (Days)   Variance %:    Comment: As per Note the maturity date is 5XX/XX51. However, tape reflectsXX/XX/XX37.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.22%   Comment: As per Payment History the total debt is xx. However, tape reflects xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per Payment history the UPB is xx. However, tape reflects xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 4) "This is a conventional fixed rate mortgage with P&I of xx with the rate of interest 11.6400% and the maturity date isXX/XX/XX37. The P&I as per payment history tape data is xx and the rate of interest is 6.00%. However, there is a decrease in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. As per tape data, the loan has been modified on xx with the principal balance of xx. The modification document is missing from the loan file. As per the servicing comment dated onXX/XX/XX18 the modification terms including the deferred balance has been given."	* Lost Note Affidavit (Lvl 3) "Lost-note affidavit datedXX/XX/XX14 was found at location " xx" showing original note was misplaced, lost or destroyed. Copy of Note is also located in the same file."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "As per the updated title report datedXX/XX/XX19, the combined annual taxes for the year 2014, 2015,2016,2018 are delinquent total in the amount of xxand they are good through tillXX/XX/XX19 and the due dates are XXX/XX15, XXX/XX16,XXX/XX17,XXX/XX19."
* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX17 toXX/XX/XX19 . However, we require the latest 24 months’ servicing comments. The servicing comments are missing from XXX/XX17 toXX/XX/XX17, 6XX/XX18 toXX/XX/XX18 and XXX/XX19 toXX/XX/XX19."	* XXX TILA Test Failed (Lvl 2) "TILA Finance Charge Test: Result:FAIL; Loan Data: xx Comparison Data: xxVariance: -xx.
This loan failed the TILA finance charge test.( 12 CFR §1026.18(d)(1) , transferred from 12 CFR §226.18(d)(1) )
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxILA Foreclosure Rescission Finance Charge Test: Result:FAIL ; Loan Data: xx; Comparison Data:xx Variance: -xx.
This loan failed the TILA foreclosure rescission finance charge test. ( 12 CFR §1026.23(h) , transferred from 12 CFR
§226.23(h) )
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in NC state. The following state disclosure is missing from the loan file.
Amortization Schedule Disclosure
Credit Property Insurance Disclosure
Fee Agreement
Priority of Security Instrument Disclosure
Attorney Selection Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service Providers Disclosures is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "TILA Finance Charge Test: Result:FAIL; Loan Data: xx Comparison Data: xxVariance:  -xx.
TILA Foreclosure Rescission Finance Charge Test: Result:FAIL ; Loan Data: xx Comparison Data:xx Variance: -xx."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing transfer Disclosure Document is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	42639662	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$4,446.44	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	36.162%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX17	$63,612.41	Not Applicable	5.875%	xx	XX/XX/XX17	Financial Hardship	xx
According to updated title report, 1st & 2nd installment of combined taxes for the year of 2018-2019 have been paid in the total amount of xx. No delinquent taxes have been found for the prior years.	As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied toXX/XX/XX19. The next due date isXX/XX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.	Collections Comments:As per the review of payment history, the borrower is currently performing. The last payment was received onXX/XX/XX19 in the amount xx which was applied toXX/XX/XX19. The next due date isXX/XX/XX19. The payment was received as per modification agreement. As per payment history, the current UPB is being reflected in the amount of xx.
According to servicing comment, foreclosure is not initiated on the loan.
Review of PACER, bankruptcy is not initiated on the loan.
According to servicing comment, subject property is owner occupied. According to latest exterior BPO (Doc locator# xx) dated 6XX/XX18, subject property is damage. The nature of damage is exterior scraped and painting. Estimated cost of damage repair is xx. However, latest servicing comment does not show that damage repair has been completed.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	This loan modification was done on xx between the xx (Borrower) & xx (Lender). The amortization type is fixed and new unpaid Principal balance is xx and lender defer in the amount of xx which was paid on maturity date. Modification original rate is 12.750 % and Monthly P&I is xx. The modification payment start date isXX/XX/XX07 and new maturity date is XX/XX/XX36.
Affiliated Business Disclosure Title Policy	Field: Corporate Advances: Recoverable per Payment History Loan Value: xxx Tape Value: xx |---| xx |----| -1.00% Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx   Tape Value: xx   Variance: xx   Variance %: -1.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 3   Tape Value: 2   Variance: 1   Variance %: 0.50%   Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000444444   Tape Value: 000000001230   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444000000   Tape Value: 032100000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX36   Tape Value: XX/XX/XX30   Variance: -2244 (Days)   Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: 3 Family   Tape Value: 4 Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Tape Source: Initial Tape Type:	B	* Property Damage (Lvl 3) "According to latest exterior BPO (xx) dated 6XX/XX18, subject property is damage. The nature of damage is exterior scraped and painting. Estimated cost of damage repair is xx. However, latest servicing comment does not show that damage repair has been completed."
* Comment history is incomplete (Lvl 3)     "Latest servicing comments are available from 8XX/XX15 toXX/XX/XX19. However, we require latest 24 months servicing comment. Servicing comments are missing from XXX/XX19 toXX/XX/XX19."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title report dated XXX/XX19, there is variance in legal description between vesting deed and subject mortgage. Legal description of  quitclaim deed which was recorded on xx Inst |Book/Page#xx | xx contain as " xx". However, subject mortgage which was recorded on xx Instr| Book/Page#xx |xx shows as " xx"."
* Payment History is not Complete (Lvl 3)     "Latest payment history is available fromXX/XX/XX18 toXX/XX/XX19. However, we require latest 12 months payment history. Payment history is missing from XXX/XX18 toXX/XX/XX18."
* Title policy missing (Lvl 3) "Final title policy at origination is missing from loan file; However, commitment title policy is available in the loan file."	* XXX TILA Test Failed (Lvl 2) "This loan failed the TILA foreclosure rescission finance charge test.
Loan data is xx which is compared with xx and variance is -xxhe finance charge is xx. The disclosed finance charge of xx is not considered accurate for purposes of rescission because it is understated by more than xx
This loan failed the points and fees test.
The points and fees charged to the borrower exceed the greater of 5% of the mortgage amount or xxx0
Loan data is xx which is compared with xx. and variance is +xx"
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the points and fees test."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Form is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50933274	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$805.69	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	43.513%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX16	$116,639.00	Not Applicable	4.000%	xx	XX/XX/XX16	Financial Hardship	xx No active judgments and liens have been found. The annual county taxes of 2018 have been paid in the amount of xx.	According to the payment history as ofXX/XX/XX19, the loan is delinquent for the last 3 months. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to the due date ofXX/XX/XX18. The UPB reflected is in the amount of xx.	Collections Comments:The loan is in the collections and is next due for XX/XX/XX18.
As per the servicing comment dated XX/XX/XX19, the file was ready to be referred to an attorney for FC. No further details have been found.
According to the payment history as ofXX/XX/XX19, the loan is delinquent for the last 3 months. The last payment was received on XX/XX/XX18 in the amount of xx which was applied to the due date ofXX/XX/XX18. The UPB reflected is in the amount of xx.
The loan has been modified once since origination.
The reason for the default is the illness of the borrower.
The property has been occupied by the owner. No evidence of any damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	This modification agreement was made between Lender xx and Borrower xx on xx. As per the modified terms, the borrower promises to pay new principal balance of xx with a modified interest rate of 6.000 % beginning from XX/XX/XX10. The new monthly P&I is in the amount of xx. A portion of the principal balance and accrued or unpaid interest in the combined amount of xx has been deferred. The new maturity date will beXX/XX/XX25. This loan modification agreement has a balloon provision. The remainder of the principal balance will become due and payable at maturity.	Notice of Servicing Transfer
Initial Escrow Acct Disclosure
HUD-1 Closing Statement
Origination Appraisal
Final Truth in Lending Discl.
Missing Required State Disclosures
Credit Application
Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Bankruptcy was filled on xx and dismissed on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: As per Modification deferred principal balance is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -32 (Days)   Variance %:    Comment: Document date of last modification xx   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Modification contains balloon provision yeas.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no negative amortization potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 321032222MMM   Tape Value: 223432211112   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 321032222MMM. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMM222230123   Tape Value: 211112234322   Variance:    Variance %:    Comment: The Payment History String reversed is MMM222230123. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value:XX/XX/XX25   Tape Value:XX/XX/XX35   Variance: 3440 (Days)   Variance %:    Comment: Maturity date isXX/XX/XX25.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.02% Comment: As per Modification deferred principal balance is xx.&#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 along with estimated HUD and itemization are missing from the loan file."
* Payment History is not Complete (Lvl 3)     "The payment history is available fromXX/XX/XX18 toXX/XX/XX19. however, we require the latest 12 months payment history. Payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The comment history is available from XXX/XX17 toXX/XX/XX19. Hence, the comment history is missing from XXX/XX19 to XX/XX/XX19 as we require the latest 24 months of comment history."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow account disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "The appraisal report at origination is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The property is located in the state of Texas. The following required State Disclosures are missing in the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Pre closing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Application Missing (Lvl 2)     "Final 1003 / loan application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
																																																																																								* Title shows an assignment chain break (Lvl 2) "According to updated title report dated XX/XX/XX19, the chain of assignment has not been completed as there is a break in the assignment from originating lender "xx			Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96566593	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,899.06	8XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	95.017%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is one junior mortgage against the borrower in the favor of xx.
There is one junior credit card judgment against the borrower in the favor of xx
First installment combined taxes of 2018 have been paid in the amount of xx
Second installment combined taxes of 2018 have been due in the amount of xxwhich was due on 6XX/XX19.
No, any prior year delinquent taxes have been found.
According to the payment history as ofXX/XX/XX19, the borrower is delinquent from 2 months and next due date is 1XXX/XX18. The last payment received on XX/XX/XX18 in the amount of xx with an interest rate of 4.250%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:According to the servicing comment as ofXX/XX/XX19, the loan is currently active in the bankruptcy and next due date is 1XXX/XX18. The last payment received on XX/XX/XX18 in the amount of xx with an interest rate of 4.250%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx.
The foreclosure was initiated in xx. No, any further details have been found.
xx
As per the BPO report dated 6XX/XX18 located at “xx”, the subject property is owner occupied. No damage and repairs have been found.

Foreclosure Comments:The foreclosure was initiated in xx. No, any further details have been found.
Bankruptcy Comments:xx	The loan was modified once since origination. The borrower has been making payments as per the modification agreement which was made on xx between the borrower xx and xx. As per the modified terms, the new principal balance is xx.
The borrower has promised to pay in two steps. The borrower is currently making payments as per the second step in the amount of xx with an interest rate of 4.250% beginning on 1XXX/XX15 till maturity date of 1XXX/XX55.
Notice of Servicing Transfer Affiliated Business Disclosure Missing Required State Disclosures Initial Escrow Acct Disclosure	Field: Current Bankruptcy Arrearage Amount Loan Value: xx Tape Value: xx |---| xx |----| -0.01% Comment: As per bankruptcy current arrarage amount is xx. Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: As per collection comments there are no commnets regarding foreclsoure.   Tape Source: Initial   Tape Type:
Field: Mod Step 2 Period   Loan Value: 456   Tape Value: 455   Variance: 1   Variance %: 0.00%   Comment:    Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per payment history borrower is delinquent from 0 months.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The note does not reflects negative amort potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 211110112344   Tape Value: 8989F99F1111   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 32111044444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443211011112   Tape Value: 1111F9989898   Variance:    Variance %:    Comment: The Payment History String reversed is 444441011123.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX55   Tape Value: 4XX/XX37   Variance: -6818 (Days)   Variance %:    Comment: The note reflects stated maturity date is 1XXX/XX55.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.05%   Comment: The Total Debt / Legal Balance per Payment History is xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: The Unpaid Current Principal Balance (UPB) per Payment History is xx Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX17 toXX/XX/XX19. However, as we require latest 12 months payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Loan has been determined to have an unsecured debt (Lvl 3) "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xx and the value of the collateral is xx. Therefore, the unsecured portion is xx."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "The notice of servicing transfer disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The required affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located at Virginia, following disclosures are missing from the loan files.
VA Application Disclosure
Choice of Settlement Agent Disclosure
Disclosure of Charges For Appraisal or Valuation
Copy of Appraisal or Statement of Appraised Value
Affiliated Business Disclosure"
* Missing Required Disclosures (Lvl 2)     "The list of service providers is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test : Loan Data : xx Comparison Data : xx Variance : -xx.
This loan failed the TILA foreclosure rescission finance charge test : Loan Data : xx Comparison Data : xx Variance : -xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxhis loan failed the TILA foreclosure rescission finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx"
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial escrow account disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value: Date: Type:Field review	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77540817	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Tennessee	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$960.86	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.250%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	55.105%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX08	$121,922.20	Not Applicable	4.750%	xx	XX/XX/XX08	Financial Hardship	xx
There is HOA lien open against the subject property in the amount of xx.
2018 Town annual taxes have been paid in the amount of 327.16 on XX/XX/xx19. No prior years delinquent taxes have been found.
Review of the payment history provide by xx for the period from XX/XX/XX18 till XX/XX/XX19 shows borrower is more than 30 plus days delinquent. The last payment received was in the amount of xx on XX/XX/XX19 for due date XX/XX/XX18. The next due date is XXX/XX19. Current UPB reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 5.500%. Borrower is making payments as per modification agreement dated xx	Collections Comments:Currently the loan is in collection. The borrower is 30 days delinquent. The subject loan was modified on xx and borrower is making his payments as modification agreement. The new modified rate is 5.500% and borrower promises to pay P&I in the amount of xx and it begin from 5XX/XX16. The new principal balance is xx. The maturity date is 1XXX/XX35.
As per comment datedXX/XX/XX16 the foreclosure was initiated and file was referred to attorney on xx. No further information about foreclosure is available.
As per available BPO report dated XX/XX/XX17 (document locator xx) subject property is occupied and it also shows repairs are required. The estimated cost of repairs is xx. No further information about repairs or damages is available in comments or loan file.
2018 Town annual taxes have been paid in the amount of 327.16 on XX/XX/XX19. No prior year’s delinquent taxes have been found.

Foreclosure Comments:As per comment datedXX/XX/XX16 the foreclosure was initiated and file was referred to attorney on xx. No further information about foreclosure is available.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between (Borrower) xx and (Lender) xx on xx The new modified rate is 5.5 % and borrower promises to pay P&I in the amount of xx and it begin from 5XX/XX16. The new principal balance is xx. The maturity date is 1XXX/XX35.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: No foreclosure Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 208 (Days)   Variance %:    Comment: As per tape data Doc Date of Last modification is xx and as per review it is xx   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 1XXX/XX35   Tape Value: 1XXX/XX56   Variance: 7641 (Days)   Variance %:    Comment: As per tape data Mod maturity date is XX/XX/XX56 and as per review it is XX/XX/XX35.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 4XX/XX16   Tape Value: 1XXX/XX16   Variance: 244 (Days)   Variance %:    Comment: As per tape data Modification First Payment Date is XX/XX/XX16 and as per review it isXX/XX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.14%   Comment: As per tape data --- is ---- and as per review it is -------.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 5.5%   Tape Value: 3.6%   Variance:    Variance %: 1.88%   Comment: As per tape data Modification original rate is 3.625 % and as per review it is 5.500%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: As per tape data months currently delinquent is 2 and as per review it is 1 Month.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Neg. Amort Potential is No and as per review it is Not applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 12221122MMMM   Tape Value: 111111222112   Variance:    Variance %:    Comment: As per tape data Payment History String Reversed is 111111222112 and as per review it is 12221122MMMM.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMM22112221   Tape Value: 211222111111   Variance:    Variance %:    Comment: As per tape data Payment History String Reversed is 211222111111 and as per review it is MMMM22112221.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.51%   Comment: As per tape data principal original P&I is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX35   Tape Value: 1XXX/XX35   Variance: -61 (Days)   Variance %:    Comment: As per tape data stated maturity date is XX/XX/XX35 and as per review it is XX/XX/XX35.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: As per tape data Suspense Balance per Payment History is xxx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: As per tape data Total Debt/ Legal Balance per payment history is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.01% Comment: As per tape data Unpaid Current Principal Balance (UPB) per payment history is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 3) "As per updated title report dated XXX/XX19 there is HOA lien open against the subject property in the amount of xx which was recorded on xx in the favor of xx
The subject property located in Florida State and there is risk for property to be getting foreclosed due to above said unpaid non-mortgage lien. It can be cured by paying off with accrued interest and late charges if applicable."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage lien position is second lien position as there is HOA lien open against the subject property in the amount of xx which was recorded on xx in the favor of xx."
* Payment History is not Complete (Lvl 3) "The Payment history is available from XX/XX/XX18 to XX/XX/XX19. However, we require latest 12 months Payment history. The Payment history is missing from XX/XX/XX18 to XX/XX/XX18."	* Property Damage (Lvl 2) "As per available BPO report dated XX/XX/XX17 (document locator "xx) subject property is occupied and it also shows repairs are required. The estimated cost of repairs is xx. No further information about repairs or damages are available in comments or loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test due to lender charges extra charges; however loan data states xx comparison Data is xxand Variance shows in the amount of xx"
* Missing Required State Disclosures (Lvl 2)     "Bellow Disclosures are missing from loan file;
Anti-Coercion Notice
Radon Gas Disclosure
Insurance Sales Disclosure
Title Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "List of Service Provider is missing from loan file."
* TIL not hand dated (Lvl 2)     "TIL is not Hand dated by the Borrower."
* Not all borrowers signed TIL (Lvl 2)     "TIL is not hand signed by the Borrower."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from loan file."
																																																																																								* XXX Risk Indicator is "Moderate" (Lvl 2) "The CE result is Moderate because this loan failed the TILA finance charge test."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	69092560	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Jersey	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Other	$0.00	$2,310.52	8XX/XX21	Unavailable	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	5.875%	xx	xx	xx	xx	$xx	Conventional	ARM	120	Purchase	xx	xx	Full Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	5.160%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$159,639.41	$94,948.53	2.000%	xx	XX/XX/XX13	Financial Hardship	xx. No active liens and judgment have been found on updated title report. There is an active junior mortgage in the amount of xx.
Annual Combined tax of 2018 has been paid on XX/XX/xx19 in the amount of xx
Annual other tax of 2018 has been paid on XX/XX/xx19 in the amount of xx
Review of the payment history provided fromXX/XX/XX18 toXX/XX/XX19 reveals that borrower has been the delinquent for more than 30 days. The last payment was received in the amount of xxonXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.875%. Borrower is currently making the payment according to the Modification terms.	Collections Comments:The subject loan is in collection. Review of the collection comments states that the borrower has been the delinquent for more than 30 days. The last payment was received in the amount of xxonXX/XX/XX19 which was applied for the due date of 1XXX/XX18. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.875%. Borrower is currently making the payment according to the Modification terms.
Loan modification agreement was made between the borrower and Lender on xx. The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will change periodically began on xx. The new principal balance is xx. Lender has agreed to defer amount xx from UPB. The interest bearing amount is xx and the maturity date is 5XX/XX50. Reason for Modification is Financial Hardship.
No information is available regarding foreclosure in the collection comments.
PACER did not reflect any bankruptcy filed by the borrower.
No information is available regarding current occupancy in the collection comments.
Foreclosure Comments:Review of the collection comments states that the foreclosure was initiated and referred to attorney on xx. Foreclosure file was placed on hold due to loss mitigation, Hold was started from xx.  No further information is available regarding foreclosure in the collection comments.
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between the borrower and Lender on xx The new modified rate is 2.000% and borrower promises to pay P&I in the amount of xx which will change periodically began on 6XX/XX10. The new principal balance is xx. Lender has agreed to defer amount xx from UPB. The interest bearing amount is xx and the maturity date is 5XX/XX50. Reason for Modification is Financial Hardship.	Mortgage Insurance Credit Application Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: As per tape data Current Foreclosure Doc Locator is No and as per review it is Not Applicable. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: 2266 (Days)   Variance %:    Comment: As per tape data Doc Date of Last Modification is xx and as per review it is xx   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: As per tape data Loan Amortization type is Fixed and as per review it is Step.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 5XX/XX50   Tape Value: 7XX/XX46   Variance: -1400 (Days)   Variance %:    Comment: As per tape data mod maturity date is 7XX/XX46 and as per review it is 5XX/XX50.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 6XX/XX10   Tape Value: 8XX/XX16   Variance: 2253 (Days)   Variance %:    Comment: As per tape data Modification First Payment Date is 8XX/XX16 and as per review it is 6XX/XX10.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.60%   Comment: As per tape data --- is --- and as per review it is ---.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 2.0%   Tape Value: 5.6%   Variance:    Variance %: -3.63%   Comment: As per tape data Modification Original Rate is 5.625 % and as per review it is 2.000%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 0   Tape Value: 1   Variance: -1   Variance %: -1.00%   Comment: As per tape data Months Currently Delinquent is 1 and and as per review it is 0.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per tape data Neg. Amort. Potential is No and as per review it is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 221111244444   Tape Value: 100000112111   Variance:    Variance %:    Comment: As per tape data Payment History String 100000112111 and as per review it is 221111244444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444442111122   Tape Value: 111211000001   Variance:    Variance %:    Comment: As per tape data Payment History String Reversed is 111211000001 and as per review it is 444442111122.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.24%   Comment: As per tape data Principal Balance Stated in MOD is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 5XX/XX50   Tape Value:XX/XX/XX35   Variance: -5378 (Days)   Variance %:    Comment: As per tape data Stated Maturity Date isXX/XX/XX35 and as per review it is 5XX/XX50.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.02%   Comment: As per tape data Total Debt/ Legal Balance per Payment History is xx and as per review it is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data Payment History UBP is xx and as per review it is xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX18 toXX/XX/XX19. However, we require latest 12 months payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history is available in the file from XXX/XX17 toXX/XX/XX17 and from 7XX/XX17 toXX/XX/XX19, however, we require latest 24 months comment history; Comment history is missing for the month of June 2018."	* Missing Required Disclosures (Lvl 2) "List of service provider is missing from loan file."
* MI, FHA or MIC missing and required (Lvl 2)     "As LTV exceed 80.00% for conventional loan, Mortgage insurance certificate is required which is missing from loan file."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is note hand dated by the borrower."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following are the state disclosure which are missing from the loan file.
Explanation of Personal Obligation
Marital Property Act Disclosure
Choice of Insurance Disclosure
Co-Signer Notice
Tattle Tale Notice under the Marital Property Act"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business form is missing from loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Not Covered	Pass	No Result	Pass	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	4149055	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	California	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$3,225.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.499%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
No active judgments or liens have been found against the borrowers and against the subject property.
County annual taxes for the year of 2018 have been paid in the amount of xx, for the due date XX/XX/xx18.
No prior year delinquent taxes have been found.

According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan. The next payment due date is on XX/XX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 4.625%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx.
The Current P&I is xx and PITI is xx.
The borrower is making payment as per modification which was made on xx
The loan has been modified once since origination.	Collections Comments:The review of the collection comment shows that the loan is in the collections and the next due date for the payment is XXX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 4.625%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx.
The Current P&I is xx and PITI is xx.
The borrower is making payment as per modification which was made on xx
The loan has been modified once since origination.
 As per the servicing comments, the reason for default is unavailable.  However, as per the available records, the borrower is willing to pay the loan.
The borrower had filed bankruptcy under Chapter xx. Collection comments do not show any cram down.
As per the BPO report dated XX/XX/XX17, located at “xx” in the loan file, the property is occupied by an owner. No damage has been found to the property and property is in average condition.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:The borrower had filed bankruptcy under Chapter xx. Collection comments do not show any cram down.	The modification agreement was made between the borrower xx and lender xx, on xx As per the modified terms, the new principal balance is xx. The interest bearing amount is xx. The deferred balance is xx. There is no principal forgiven amount.
First Payment had begun on 1XXX/XX14 and borrower has promised to pay xx monthly with a modified interest rate of 4.625% and the maturity date will be 1XXX/XX54. There is no provision for the balloon payment.	Missing Required State Disclosures Affiliated Business Disclosure	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value: xx Tape Value: xx |---| 92 (Days) |----| Comment: The lender had filed POC on xx Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The foreclosure was not initiated   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: he review of the collection comment shows that the loan is in the collection.   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -31 (Days)   Variance %:    Comment: As per the Modification document, the Modification was made on xx   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the Note,the loan is Fixed Rate.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: 121111111000   Variance:    Variance %:    Comment: As per the payment history string reversed as 000001234444.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 000111111121   Variance:    Variance %:    Comment: As per the payment history string reversed as 444432100000.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.43%   Comment: As per payment history, Unpaid Current Principal Balance (UPB)is given in the amount of xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx   Tape Value: xx   Variance:    Variance %:    Comment: As per Note document property Address street xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX54   Tape Value: 5XX/XX37   Variance: -6362 (Days)   Variance %:    Comment: As per the modification document the maturity date will be 1XXX/XX54.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.24%   Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per payment history, Unpaid Current Principal Balance (UPB)is given in the amount of xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX19 to XX/XX/XX18. However, we require the latest 12 months of payment history. Hence, the payment history is missing from 0XXX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The prior collection comments are available from XX/XX/XX15 to XX/XX/XX18 and latest collection comments are available from XX/XX/XX18 to XX/XX/XX19 . However, we require the latest 24 months of collection comments. Hence, the collection comments are missing from XX/XX/XX17 to XX/XX/XX17 and also from XX/XX/XX18 to XX/XX/XX19."	* Title shows an assignment chain break (Lvl 2) "As per the review of the updated title report dated XX/XX/XX19, there is a break in the chain of assignment.
The chain of the assignment is missing from xx."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.

The finance charge is xxhe disclosed finance charge of xxis not considered accurate for purposes of rescission because it is understated by more than xx

TILA Foreclosure Rescission Finance Charge Test: Loan Data : xx      Comparison Data:  xx   Variance: xx

This loan failed the TILA finance charge test.

The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is
understated by more than xxTILA Finance Charge Test: Loan Data : Loan Data : xx      Comparison Data:  xx   Variance: xx"
* Loan has been determined to have an unsecured debt (Lvl 2)     "Schedule D of the voluntary petition shows the amount of secured claim without deducting the value of the collateral is xxand the value of the collateral is xx; however, the unsecured portion is xx Collection comments do not show any cram down."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA foreclosure rescission finance charge test.
This loan failed the TILA finance charge test."
* Missing Required State Disclosures (Lvl 2)     "The Subject property is located in Florida (FL) state.
The Anti-Coercion Notice disclosure is located at “xx” in the loan file.
The below Required State disclosures are missing in the given loan file.
1.Radon Gas Disclosure
2.Insurance Sales Disclosure
3.Title Insurance Disclosure"
* Missing Required Disclosures (Lvl 2)     "The List of Service provider is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "The Affiliated Business disclosure is missing from the given loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	53024951	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$3,752.84	$0.00	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.640%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	Not Applicable	Unavailable	$127,728.82	$10,717.59	6.000%	xx	XX/XX/XX14	Financial Hardship	xx
There is an active civil judgment against the borrow xx
There are two HOA assessment lien against the subject property is in the favor of same plaintiff xx. The HOA foreclosure activity has been initiated by the xx. The foreclosure complaint was filed xx.
Annual combined taxes of 2018 have been paid on XX/XX/xx19 in the amount of xx
No prior years delinquent taxes have been found.
According to a review of the payment history as of XX/XX/XX19, the borrower is current with the loan and the next due date for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for the due date of XX/XX/XX19. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per the modification agreement which was made on xx	Collections Comments:According to the review of the servicing comments. The loan is currently in bankruptcy and the next due for the regular payment is XX/XX/XX19. The last payment was received on XX/XX/XX19 in the amount of xx, which was applied for XX/XX/XX19. The UPB reflected in the payment history is in the amount of xx.
It has been unable to determine the reason for default from the servicing comment.
The loan has been modified twice since origination. The first time, the loan was modified on xx, the new principal balance was xx and the lender had forgiven the principal in the amount of xx.  The copy of the previous modification agreement was located at “xx”.
As per the latest modification agreement which was made on xx. The borrower promises to make a monthly payment of xx with the rate of interest 6.00%, beginning fromxx till the maturity date of XX/XX/XX38.  The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification.  Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision.
No foreclosure activity has been found.
The borrower xx
 As per the property inspection report dated XX/XX/XX18,  the subject property has been occupied by the unknown party and is in good condition. No damage pertaining to the subject property has been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower xx.

The Loan modification agreement was made on xx between the borrowerxx and lender xx. The borrower promises to make a monthly payment of xx with the rate of interest 6.00%, beginning from XX/XX/XX19 till the maturity date of XX/XX/XX38. The new principle balance stated in the Modification is in the amount of xx. No, any deferred amount has been given in the modification. Hence, the interest-bearing amount is xx. This modification does not contain any balloon provision. The loan has been modified twice since origination. The first time, the loan was modified on xx As per the modification agreement which made on xx the new principal balance was xx and the lender had forgiven the principal in the amount of xx. The copy of the previous modification agreement was located at “xx”.

Missing Required State Disclosures Affiliated Business Disclosure Notice of Servicing Transfer Initial Escrow Acct Disclosure Modification	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The foreclosure was not initiated. Hence, current foreclosure doc locator is not applicable. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -1218 (Days)   Variance %:    Comment: As per the latest modification, Doc date of last modification is xx   Tape Source: Initial   Tape Type:
Field: Escrow Balance per Payment History   Loan Value: xxx7   Tape Value: xxxx   Variance: xxx   Variance %: 0.02%   Comment: As per the payment history, Escrow balance is xx Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 1XXX/XX38   Tape Value: 7XX/XX55   Variance: 6056 (Days)   Variance %:    Comment: As per the latest modification, the mod maturity date is XX/XX/XX38.   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: XXX/XX19   Tape Value: 8XX/XX15   Variance: -1249 (Days)   Variance %:    Comment: As per the latest modification, first payment date is XX/XX/XX19.   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.06%   Comment: As per the latest modification, modification original P&I is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 6.0%   Tape Value: 3.4%   Variance:    Variance %: 2.63%   Comment: As per the latest modification, original rate is 6.00%.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 17   Tape Value: 19   Variance: -2   Variance %: -0.11%   Comment: The borrower is current with the loan. &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00MMMMMMMMMM   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history, payment history string is MMMMMMMMMMM00.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMMMMMM00   Tape Value: FFFFFFFFFFFF   Variance:    Variance %:    Comment: As per the payment history, payment history string reversed is MMMMMMMMMMM00.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.52%   Comment: As per the latest modification, principal balance stated in mod is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX38   Tape Value: 9XX/XX37   Variance: -456 (Days)   Variance %:    Comment: As per the latest modification, the mod maturity date is XX/XX/XX38. &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.07%   Comment: As per the latest payment history, the total debt is xx.&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.07% Comment: As per the latest payment history, the UPB is xx. Tape Source: Initial Tape Type:	B	* Loan appears modified. Mod missing or unexecuted (Lvl 3) "The Loan modification agreement was made on xx between the borrower xx and lender xx. The borrower has been making payment as per the modification agreement which was made on xx however, the modification agreement was not executed by the borrower."	* Junior lien 1 started foreclosure, needs further investigation (Lvl 2) "There are two HOA assessment lien against the subject property is in the favor of same plaintiff xx. total in the amount of xx which were recorded on different dates xx and xx The HOA foreclosure activity has been initiated by the xx. The foreclosure complaint was filed xx and the judgment of foreclosure was entered on xx However, no further details have been found."
* XXX Risk Indicator is "Significant" (Lvl 2)     "The CE risk indicator is Significant as this is a Consumer Home Loan and is failing SC HCCHLA Prepayment Term Test.
The loan contains a prepayment term. A debtor may prepay the loan at any time, without penalty because the loan is for personal, family, or household purposes with a note amount that does not exceed xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in South Carolina state. The below require state disclosures are missing from the loan file.
1.Agent Preference Disclosure.
2.Casualty Insurance Disclosure."
* XXX State Regulations Test Failed (Lvl 2)     "This loan failed the prepayment term test.
The loan has a prepayment term that does not conform to the requirements for the lender's license type in the state where the property is located.
Prepayment Term Test: FAIL Loan Data 36Months ComparisonData0Months  Variance 36Months."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Form is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Document is missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* XXX State/Local Predatory Test Failed (Lvl 2)     "This is a Consumer Home Loan and is failing SC HCCHLA Prepayment Term Test.
The loan contains a prepayment term. A debtor may prepay the loan at any time, without penalty because the loan is for personal, family, or household purposes with a note amount that does not exceed xx."
* Missing Required Disclosures (Lvl 2) "List of Service Providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) "Compliance failing Exception Test Incomplete - seasoned loans over 3 years"
																																																																																									* XXX RESPA Test Incomplete (Lvl 1) "Compliance failing RESPA Incomplete - seasoned loans over 3 years"	Significant	Pass	Fail	No Result	Pass	Pass	No Result		Value: Date: Type:BPO	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	80335591	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Maine	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$5,104.75	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	12.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	3 Family	xx	xx	Primary	Yes	No	No	43.567%	First	Commitment	Not Applicable	Not Applicable	XX/XX/XX06	$60,612.08	$1,626.10	12.750%	xx	XX/XX/XX07	Change of Terms	xx
There is a junior mortgage open against the property in favor of xx.
There are liens and judgments these are as follow:
1) There is a IRS liens open against the borrower in the favor of xx.
2) There is a civil judgment open against xx
3) There is a civil judgment open against xx
4) There is a civil judgment open against xx
5) There is a civil judgment open against xx
6) There is a civil judgment open against xx
7) There is a civil judgment open against xx
8) There is a civil judgment open against xx

First county taxes for 2018 have been paid in the amount of xx
Second county taxes for 2018 are due onXX/XX/XX19 in the amount of xx	The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date XXX/XX19. The current P&I is xx and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the bankruptcy payment plan.	Collections Comments:Available servicing comment and documents in file reveal that loan is in collection.
The Payment History dated as ofXX/XX/XX19 reveals that the borrower is making payment regularly. The payment next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx and it was applied for the due date XXX/XX19. The current P&I is xx and rate of interest is 5.50%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per the bankruptcy payment plan.
According to the PACER,  xx.
There is no foreclosure proceedings found.
According latest exterior property inspection report (loc#xx) datedXX/XX/XX18, the subject property was occupied by unknown and the property was in average condition. No damages and estimated repairs have been noted.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, xx	Not Applicable	Affiliated Business Disclosure	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Pacer documents indicate that a bankruptcy was file post-loan origination Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Both fields indicate the same information   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Not Applicable   Tape Value: XXX/XX58   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Not Applicable   Tape Value: 4XX/XX18   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: The modified payment per the plan is xx   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: Not Applicable   Tape Value: 5.8%   Variance:    Variance %:    Comment: The rate is 5.5% per the modification terms in the payment plan   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 2   Tape Value: 1   Variance: 1   Variance %: 1.00%   Comment: property is 2 units   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000MMMMMM   Tape Value: 456781201200   Variance:    Variance %:    Comment: Payment history is per the loan file information&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: MMMMMM000000   Tape Value: 002102167654   Variance:    Variance %:    Comment: Payment history is per the loan file information   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Not Applicable   Tape Value: xx   Variance:    Variance %:    Comment: Balance per the audit value is from the payment plan modification   Tape Source: Initial   Tape Type:
Field: Property Address Street   Loan Value: xx  Tape Value: xx   Variance:    Variance %:    Comment: Property address is xx   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: 2 Family Tape Value: Single Family Variance: Variance %: Comment: The appraisal shows the property as a 2 unit Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment history is available from 8XX/XX18 toXX/XX/XX19. Payment history is missing from XXX/XX18 toXX/XX/XX18 as we require latest for 12 months."
* Issue with the legal description or recorded instrument (Lvl 3)     "According to updated title report datedXX/XX/XX19, the mortgage assignment which was recorded (instr#xx) on xx between xx. The assignment was made to xx without nominee. It should be re recorded with nominee name."
* Describe the BK payment plan (Lvl 3)     "The creditor claim has been amortized over thirty (30) years at 5.5% interest for a monthly payment of xx with UPB in the amount of xx and this terms has been changed from escrow to non-escrow. xx retains its mortgage until paid in full through bankruptcy payment plan.
According to the PACER,  xx (borrower) had filed for bankruptcy under chapter-12 with the case# xx on xx and the plan was confirmed on xx Schedule D in voluntary petition dated xx states, the amount of claim without deducting value of collateral was xx and value of collateral that support for this claim was xx. However, unsecured portion remained as xxOC was filed by xx on xx in the secured claim amount xxand an arrearage in the amount of xx Chapter 12 plan was filed on xx Fourth Amended chapter 12 plan (xx) was filed on xx which states that the secured claim is a mortgage on the rental property in the amount of xx The claim shall be amortized over thirty (30) years at 5.5% interest for a monthly payment of xx. The maturity date will be after 30 years from XX/XX/XX15. The total payment off amount was xx. xx retains its mortgage until paid in full. This amended plan was confirmed (xx) on xx Chapter 12 Trustee's Final Report and Account was field on xx which states that creditor principal paid in the amount of xx and interest paid in the amount of xx. This case was dismissed on xx and it was terminated on xx
* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX16 to 1XXX/XX18. Collection comments are missing from 1XXX/XX18 toXX/XX/XX19 as we require for latest 24 months."	* Property address changed since origination - address on updated title different from note (Lvl 2) "According to updated title report datedXX/XX/XX19, there is changes in property address as mortgage shows property address is "xx". The tax certificate from updated title report shows property address is "xx"."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "XXX Risk Indicator is Moderate due to
This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "According to updated title report datedXX/XX/XX19, there is a IRS liens open against the borrower in the favor of xx in the amount of xxwhich was recorded on xx.
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business form disclosure is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. Loan data is xx comparison data is xxand variance is xx
																																																																																								This loan failed the TILA foreclosure rescission finance charge test. Loan data is xx comparison data is xxand variance is xx"	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$7,500.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91262645	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$1,028.30	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$53,698.19	$23,079.68	6.000%	xx	XX/XX/XX10	Financial Hardship	xx The annual combined taxes of 2019 have been paid in the amount of xx No delinquent taxes have been found for the prior year.	The review of the payment history dated as ofXX/XX/XX19 reveals that the borrower is current with the loan and the next due date for the payment is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx for the due date of XXX/XX19. The current P&I is xx and rate of interest is 5.875%. The current unpaid principal balance is in the amount of xx. The borrower has been making the payments as per the modification agreement.	Collections Comments:The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19. According to the PACER, the borrower had filed the bankruptcy under xx. The loan has been modified twice since origination. Previously, the loan was modified on xx. No damage and repairs have been found. No information pertaining to foreclosure has been found. The reason for default has not been found.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, the borrower had filed the bankruptcy under xx	The loan modification agreement was made between borrower xx and xx on xx. The modified principal balance is xx with a fixed interest rate of 5.875%. The borrower promised to pay monthly P&I payment in the amount of xx beginning on XXX/XX17 till the maturity date of 7XX/XX50. There is no provision for the balloon payment and it does not have modification steps. The loan has been modified twice since origination. Previously, the loan was modified on xx.	Missing Dicsloures
HUD-1 Closing Statement
Origination Appraisal
Notice of Servicing Transfer
Credit Application
Affiliated Business Disclosure
Missing Required State Disclosures
Initial Escrow Acct Disclosure
Final Truth in Lending Discl.
Loan Program Info Disclosure
Right of Rescission	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No information pertaining to foreclosure has been found. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Bankruptcy   Variance:    Variance %:    Comment: The review of the collection comment shows that the loan is being performed and the next due date for the payment is XXX/XX19.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: The loan amortization type is ARM,   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 9.5%   Tape Value: 1.5%   Variance:    Variance %: 8.00%   Comment: Max rate at first adjustment is 9.5%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 6.5%   Tape Value: 300%   Variance:    Variance %: -293.50%   Comment: As per tape data min rate at first adjustment is 300.000%, however according to Note iit is 6.500%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000004444   Tape Value: 000001010000   Variance:    Variance %:    Comment: Payment history string is 000000004444.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444400000000   Tape Value: 000010100000   Variance:    Variance %:    Comment: The payment history string reversed is 444400000000.&#xxD;   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 7XX/XX50   Tape Value: 1XXX/XX35   Variance: -5356 (Days)   Variance %:    Comment: The stated maturity date is 7XX/XX50.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.22%   Comment: Total debts per payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: As per tape data unpaid current principal balance (UPB) per payment history is xx%, however according to payment history it is xx.&#xxD; Tape Source: Initial Tape Type:	D	* Payment history missing (Lvl 3) "The Payment history is available fromXX/XX/XX18 toXX/XX/XX19. However, we require the latest 12 months of the payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Issue with the legal description or recorded instrument (Lvl 3)     "The legal description of quitclaim deed recorded on xx with instrument#xx & AOM recorded on xx with instrument# consist of xx. The legal description of AOM recorded on xx with an instrument#xx reflects xx. However, the legal description of subject mortgage recorded on xx with an instrument#xx consist of xx. The legal description of the quitclaim deed and AOM are inconsistent with the legal description of the subject mortgage. This can be cured through reformation agreement."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The final HUD1 along with estimated HUD1 and Itemization are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The collection comments are available from XXX/XX17 toXX/XX/XX19. However; we require the latest 24 months of collection comments. The comments are missing from 1XXX/XX18 to XX/XX/XX18 and from XXX/XX19 toXX/XX/XX19."	* Missing Required Disclosures (Lvl 2) "The list of services providers disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The servicing transfer disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "The final application is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the state of Wisconsin. However, the following state disclosures are missing from the loan file.
1.Explanation of Personal Obligation.
2.Marital Property Act Disclosure.
3.Pre-Application Fee Disclosure.
4.Choice of Insurance Disclosure.
5.Escrow Disclosure.
6.Co-Signer Notice.
7.Tattle Tale Notice under the Marital Property Act."
* Operative index value is unable to confirm (Lvl 2)     "The operative index value is unable to be determined since the supporting documents are missing from the loan file."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "The Initial escrow acct disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "The final TIL is missing from the loan file."
* Loan program disclosure missing or unexecuted (Lvl 2)     "The loan program disclosure is missing from the loan file."
																																																																																								* Right of Rescission missing or unexecuted (Lvl 2) "The ROR is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	6331397	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Virginia	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,698.96	8/XX/XX21	Unavailable	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.625%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Reduced	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	40.685%	First	Short Form Policy	Not Applicable	xx	XX/XX/XX15	$318,891.61	Not Applicable	3.750%	xx	XX/XX/XX16	Financial Hardship	xx
There is one junior IRS lien against the borrower Sxx.
There is one junior state tax lien against the borrower xx
First and second installment county taxes of 2016 have been paid in the amount of xx
First and second installment county taxes of 2017 have been paid in the amount of xx
First Installment county taxes of 2018 have been paid in the amount of xx
Second installment county taxes of 2018 have been due in the amount of xxwhich was due onXX/XX/XX19.
According to the payment history as ofXX/XX/XX19, the borrower is currently making the payments and next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx with an interest rate of 3.125%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx	Collections Comments:According to the servicing comment as of XXX/XX19, the borrower is currently making the payments and next due date is XXX/XX19. The last payment was received on XXX/XX19 in the amount of xx with an interest rate of 3.125%. The new UPB is reflected in the amount of xx. The borrower has been making payments as per the modification agreement which was made on xx. According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender on each of the first, second and third anniversaries of xx and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 3.125% beginning from 1XXX/XX16. The new maturity date is xx.
The borrower did not file the bankruptcy.
The foreclosure activity has not been found.
As per the inspection report datedXX/XX/XX18 located at “xx”, the subject property is owner occupied with good condition. The very minor work has been needed (xx However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition. No details have been found regarding the insurance claim.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The borrower has been making payments as per the loan modification agreement which was made on xx between the borrower xx and lender xx. According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender on each of the first, second and third anniversaries of 8XX/XX16 and the interest bearing will be xx. The borrower promises to pay xx with the rate of interest 3.125% beginning from 1XXX/XX16. The new maturity date is 1XXX/XX56.

Initial Escrow Acct Disclosure Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The foreclosure activity has not been found.&#xxD; Tape Source: Initial Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.58%   Comment: According to the Modification the Deferred Balance Amount is xx&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.58%   Comment: According to the Modification the Deferred Balance Amount is xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Doc Date of Last Modification   Loan Value: xx   Tape Value: xx   Variance: -304 (Days)   Variance %:    Comment: The borrower has been making payments as per the modification agreement which was made on xx   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: 1XXX/XX56   Tape Value: 1XXX/XX56   Variance: 61 (Days)   Variance %:    Comment: The mod maturity date is 1XXX/XX56.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: 1XXX/XX16   Tape Value: XXX/XX17   Variance: 61 (Days)   Variance %:    Comment: In modification First Payment date, Data provided is XXX/XX17 however Audit value is 1XXX/XX16.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 1.94%   Comment: The Modification reflects the original P&I is xx.   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 3.1%   Tape Value: 5.7%   Variance:    Variance %: -2.58%   Comment: The Modification reflects the original Rate as 3.125%.&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: In Neg. Amort Potential? , Data provided is No however Audit value is Not Applicable.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100121234444   Tape Value: 233344311200   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 100121234444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432121001   Tape Value: 002113433332   Variance:    Variance %:    Comment: The Payment History String reversed is 444432121001. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 2.69%   Comment: In Principal Balance Stated in Mod,Data provided is xx however Audit value is xx.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX56   Tape Value: 1XXX/XX37   Variance: -6909 (Days)   Variance %:    Comment: The mod maturity date is 1XXX/XX56.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.08% Comment: Total Debt / Legal Balance per Payment History in the amount of xx Tape Source: Initial Tape Type:	B	* Amount of Principal Forgiven exceeds 2% of Modification Amount (Lvl 4) "The borrower has been making payments as per the loan modification agreement which was made on xx According to the modified terms, the new principal balance is xx. The amount of xx of the new principal balance shall be considered as deferred principal balance. In addition, there is a deferred principal reduction amount of xx which shall be forgiven by the lender on each of the first, second and third anniversaries of 8XX/XX16 and the interest bearing will be xx."	* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19. However, as we require latest 12 months payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "The servicing comments are available fromXX/XX/XX14 to XXX/XX17, 5XX/XX17 toXX/XX/XX18,XX/XX/XX18 to XXX/XX19; however, we require the latest 24 months complete servicing comments. The servicing comments are missing from 4XX/XX17 toXX/XX/XX17 and 5XX/XX18 toXX/XX/XX18."	* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "Initial escrow account disclosure is missing from the loan file."
* Property Damage (Lvl 2)     "As per the inspection report datedXX/XX/XX18 located at “xx”, the subject property has been needed the very minor work. However, we are unable to determine whether the repairs have been completed or not as latest servicing comments do not provide any information regarding the damages and we also don’t have any latest BPO to verify the property condition. No details have been found regarding the insurance claim."
* XXX Risk Indicator is "Moderate" (Lvl 2)     "This loan failed the TILA finance charge test.
The finance charge is xx The disclosed finance charge of xxis not considered accurate because it is understated by more than xxhis loan failed the TILA APR test.
The annual percentage rate (APR) is 8.281%. The disclosed APR of 7.201% is not considered accurate because it is more than
X/X of 1 percentage point above or below the APR as determined in accordance with the actuarial method."
* Cash out purchase (Lvl 2)     "As per the final HUD-1, the gross amount due from borrower for the amount of xxand less amount paid by the borrower for the amount of xx However, the cash to borrower for the amount of xx* Missing Required Disclosures (Lvl 2)     "The list of service provider document is missing from the loan file."
* TIL not hand dated (Lvl 2)     "The final TIL is not hand dated by the borrower."
* Title Review shows break in assignment  (Lvl 2)     "According to the updated title report dated XXX/XX19, the chain of assignment has been completed. Currently, the assignment is from xx to xx which was recorded on xx. The break assignment between the xx and xx.
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Loan Data : xx Comparison Data : xx Variance :xx.
TILA APR Test: Loan Data : xx%, Comparison Data :  xx% , Variance : xx%"
* Missing Required State Disclosures (Lvl 2)     "The property is located in state of California. The following required State Disclosure is missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer RecommendationDisclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* State Tax Judgment (Lvl 2)     "According to the updated title report dated XXX/XX19, there is one junior state tax lien against the borrower xx in the favor of xx in the amount of xx which was recorded on xx.
																																																																																								* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2) "According to the updated title report dated XXX/XX19, there is one junior IRS lien against the borrower xxin the favor of xx for the amount of xxwhich was recorded on xx.	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	49733921	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	Second	xx	$0.00	$327.16	8/XX/XX21	Unavailable	No	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	No	Yes	53.059%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$54,584.42	Not Applicable	5.500%	xx	XX/XX/XX16	Financial Hardship	xx There is a Machanic's Lien in the amount of xxrecorded on xx Annual estimated tax is xxith no prior year delinquency.	Payment history as ofXX/XX/XX19 shows that the borrower is current and next due for the XXX/XX19 payment. The last payment was received onXX/XX/XX19 in the amount of xx and was applied to the XXX/XX19 payment. The current UPB as per pay history is xx. The borrower is making payments as per the latest MOD terms made on xx	Collections Comments:Payment history as ofXX/XX/XX19 shows that the borrower is current and next due for the XXX/XX19 payment. The last payment was received onXX/XX/XX19 in the amount of xx and was applied to the XXX/XX19 payment. The current UPB as per pay history is xx. The borrower is making payments as per the latest MOD terms made on xx
The loan has been modified twice since origination; on xx
Loan is still in active Bankruptcy.  The borrower previously filed 2 other Bankruptcies post origination xx
No evidence of any post closing foreclosure activity was found in the servicing comments provided.
Borrowers intention is to retain the property.
No evidence of any damages or repairs on subject property has been found.
It appears the property is in good condition.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:xx	The loan has been modified twice since origination; on xx with the latest loan modification agreement made between borrower and lender effective from xx with a new unpaid principal balance of xxxx0 to a fixed interest rate of 6% with a P&I payment of xx beginning XXX/XX10 until the new extended maturity date of XXX/XX50.	Loan Program Info Disclosure Credit Application Final Truth in Lending Discl. Notice of Servicing Transfer Missing Dicsloures Affiliated Business Disclosure Document Showing a Index Numerical Value Origination Appraisal HUD-1 Closing Statement	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No Discrepancy. Tape Source: Initial Tape Type:
Field: Did a Modification Change Note Terms?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The Loan has been modified 2 times since origination.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan amortization type per the Modification Agreement is fixed however the tape data shows ARM which is from the Note at origination.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 11%   Tape Value: 1.0%   Variance:    Variance %: 10.45%   Comment: Max rate at first adjustment per the Note is 11.45% however tape data shows 1.00%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.4%   Tape Value: 300%   Variance:    Variance %: -291.55%   Comment: Min Rate at First Adjustment per the Note at origination is 8.45% however the tape reflects 300%.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 0000112XXXXX   Tape Value: FFF000122100   Variance:    Variance %:    Comment: Payment string as per pay history is 0000112XXXXX however tape data shows FFF000122100.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: XXXXxx110000   Tape Value: 0012210F0FFF   Variance:    Variance %:    Comment: Payment string as per pay history is XXXXXxx110000 however tape data shows FFF000122100.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX50   Tape Value: XXX/XX45   Variance: -1767 (Days)   Variance %:    Comment: Stated maturity date per the loan modification agreement is XXX/XX50 however the tape shows XXX/XX45 which is the original maturity date per the Note.   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xxxx   Variance %: 0.03%   Comment: The Suspense Balance per the payment history provided is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Total debt / legal balance per payment history is xx however the tape shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: The Current UPB is xx tape shows xx Tape Source: Initial Tape Type:	D	* Title Review shows major title concern (Lvl 4) "Per the Updated Title Report datedXX/XX/XX19, the subject mortgage has been partially released/satisfied of record."
* Release of mortgage (Lvl 4) "Per the Updated Title Report datedXX/XX/XX19, the subject mortgage, recorded xx in the amount of xx with xx, is in first lien position however there is an Alert Note stating "Satisfaction releases Tract 2 only". The original Lender of record (xx) assigned the mortgage to xx on xx and was then assigned to xx on xx. The original mortgage contained a Legal Description for Tract 1 (xx) and Tract 2 (xx). The Satisfaction/Release labeled "Deed of Release" dated xx was made by xx to xx (Grantee) and was recorded xx and reflects the release for only xx."	* Comment history is incomplete (Lvl 3) "The Servicing Comments provided are dated fromXX/XX/XX18 toXX/XX/XX19 (5 months) however we require the latest 24 months for review. Missing 19 months Servicing Comments from XXX/XX17 toXX/XX/XX18."
* Payment History is not Complete (Lvl 3)     "The Payment History provided is dated fromXX/XX/XX18 toXX/XX/XX19 (5 months) however we require the latest 12 months for review.  Missing 7 months payment history from XXX/XX18 toXX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The Final HUD-1 is missing from the loan file. Estimated HUD-1 and Fee itemization are also missing from the loan file."	* Loan program disclosure missing or unexecuted (Lvl 2) "Missing the Loan Program Disclosure from the file."
* Application Missing (Lvl 2)     "The Initial and Final Loan Applications are missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Servicing Transfer Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of Service Providers is missing from the file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Required Affiliated Business Disclosure is missing from the loan file."
* Operative Index Numerical Value Unavailable based on lender docs (Lvl 2)     "The Note at origination is a Fixed/Adjustable Rate; unable to determine the operative index value used by the lender at origination."
																																																																																								* Missing Appraisal (Lvl 2) "The Appraisal at origination is missing from the loan file."			Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	$4,000.00	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	55064954	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$2,290.76	8/XX/XX21	Unavailable	No	Loss Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.960%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$96,608.93	$1,230.59	2.000%	xx	XX/XX/XX10	Financial Hardship	xx

There is junior mortgage active in the xx

County annual taxes of 2018 have been paid in the amount of xxounty annual taxes of 2017 have been paid in the amount of xxounty annual taxes of 2016 have been paid in the amount of xxhere are no prior year taxes have been found delinquent.	According to the payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received on XXX/XX19, that was applied for due date XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xxand PITI is in the amount of xx with an interest rate of 2.00%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per modification.	Collections Comments:According to the payment history as ofXX/XX/XX19, the borrower is current with the loan. The last payment was received on XXX/XX19, that was applied for due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xxand PITI is in the amount of xx with an interest rate of 2.00%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per modification.

Collections Comments:The loan is currently performing. The borrower is current with the loan. The last payment was received on XXX/XX19, that was applied for due date of XXX/XX19 and the next due date for payment is XXX/XX19. The P&I is in the amount of xxand PITI is in the amount of xx with an interest rate of 2.00%. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per modification. The Modification agreement was made on xx. The new modified principal balance as per modification is in the amount of xx with interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX16. The maturity date as per modification is 4XX/XX56. There is deferred balance in the amount of xx and no principle forgiven amount.  The reason for default is decreased income. The subject property is occupied by the owner. No comments have been found for damages. As per the document located at xx. No further details have been found. Currently the foreclosure put on hold due to borrower is making payments as per modification. No further details have been found. According to the PACER, the borrower xx
Foreclosure Comments:As per the document located at xx. No further details have been found. Currently the foreclosure put on hold due to borrower is making payments as per modification. No further details have been found.
Foreclosure Comments:As per the document located at xx. No further details have been found. Currently the foreclosure put on hold due to borrower is making payments as per modification. No further details have been done.
Bankruptcy Comments:According to the PACER, the borrower xx	The Modification agreement was made on xx between the (borrower)xx and (lender) xx. The new modified principal balance as per modification is in the amount of xxwith interest rate starting at 2.000 % and the borrower promises to pay P&I in the amount of xx beginning from 5XX/XX16. The maturity date as per modification is 4XX/XX56. There is deferred balance in the amount of xx and no principle forgiven amount.	Affiliated Business Disclosure Missing Required State Disclosures Origination Appraisal	Field: Current Bankruptcy Proof of Claim (POC) Date Loan Value: xx Tape Value: xx |---| 1002 (Days) |----| Comment: Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Loan in foreclosure action after bankruptcy discharge   Tape Source: Initial   Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Bankruptcy   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The original note and modification do not have negative amortization   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 111111123000   Tape Value: FFFFFF123000   Variance:    Variance %:    Comment: Payment history is based on servicing documents&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000321111111   Tape Value: 000321FFFFFF   Variance:    Variance %:    Comment: Payment history is based on servicing documents   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.25%   Comment:    Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX56   Tape Value: XXX/XX35   Variance: -7702 (Days)   Variance %:    Comment: The original note had a maturity date of XXX/XX35. The modification agreement extended the maturity date to 4XX/XX56   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.21% Comment: Tape Source: Initial Tape Type:	B	* Litigation (Lvl 3) "According to comment datedXX/XX/XX17 active litigation issue noted. Comment datedXX/XX/XX17 states matter has been sent to the litigation department. Litigated matter assigned to litigation specialist xx. No further details regarding the litigation issue found. Litigated matter is handling by outside counsel.
Actual details of litigation issue not available."
* Payment History is not Complete (Lvl 3) "The payment history is available from XX/XX/XX18 toXX/XX/XX19. However, we require the latest 12 months’ payment history. The payment history is missing from XXX/XX18 to 1XXX/XX18."	* XXX Risk Indicator is "Moderate" (Lvl 2) "TILA Finance Charge Test: Result: FAIL Loan Data: xxComparison Data: xx Variance: xx

TILA Finance Charge Test:Result:  FAIL Loan Data: xxComparison Data: xx Variance: xx

This loan failed the TILA finance charge test.
This loan failed the TILA foreclosure rescission finance charge test."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in FL State. The following state disclosures are missing in the loan files.
Anti-Coercion Notice
Title Insurance Disclosure
Radon Gas Disclosure
Insurance Sales Disclosure"
* Missing Appraisal (Lvl 2)     "An appraisal report is missing from the loan file."
* XXX TILA Test Failed (Lvl 2)     "TILA Finance Charge Test: Result: FAIL Loan Data: xxComparison Data: xx Variance: xx

TILA Finance Charge Test:Result:  FAIL Loan Data: xxComparison Data: xx Variance: xx"
* Loan has been determined to have an unsecured debt (Lvl 2)     "The schedule D of Voluntary Petition shows that the amount of claim without deducting the value of the collateral is xxand the value of the collateral is xx however, the unsecured portion is xx The case was discharged on XX/XX/XX19."
																																																																																								* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Moderate	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	2799743	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$859.66	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Reduced	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Yes	Yes	No	18.194%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX14	$174,468.31	$52,340.49	4.625%	xx	XX/XX/XX14	Financial Hardship	xx
The chain of assignment has not been completed.
There is one state tax lien in the amount of xx
County taxes have been paid in the total amount of xx for the year 2017-2018.
No delinquent taxes have been located.
According to the payment history which is starting from 9XX/XX18 to XXX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. P&I received in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.	Collections Comments:Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.
 According to the payment history which is starting from 9XX/XX18 to XXX/XX19, the borrower is current with the loan. The last payment was received onXX/XX/XX19, the payment applied date was XXX/XX19 and the next due date for payment is XXX/XX19. P&I received in the amount of xx. The UPB reflected as per the payment history is in the amount of xx. The borrower has been making payments as per the modification agreement.
No information is available to understand the current status of foreclosure process.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	According to the modification, the loan was modified on xx between the borrowers and lender. New modified principal balance as per modification is in the amount of xx with interest rate starting at 3.375% and the borrower promises to pay P&I in the amount of xx beginning from 1XXX/XX13. The maturity date as per modification is 1XXX/XX53.	Mortgage Insurance
Missing Required State Disclosures
Affiliated Business Disclosure
HUD-1 Closing Statement
Loan Program Info Disclosure
Origination Appraisal
Credit Application
Notice of Servicing Transfer
Missing Required Disclosures
Right of Rescission
Final Truth in Lending Discl.	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Foreclosure was not initiated. Tape Source: Initial Tape Type:
Field: Loan Amortization Type   Loan Value: Fixed   Tape Value: ARM   Variance:    Variance %:    Comment: Loan amortization type as per the note is ARM.   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 10%   Tape Value: 1.0%   Variance:    Variance %: 9.40%   Comment: Max rate at first adjustment is 10.4%.   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 8.4%   Tape Value: 200%   Variance:    Variance %: -191.60%   Comment: Min rete at first adjustment is 8.4%.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: Modification contains balloon payment provision.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 00000mmmmmmm   Tape Value: 000000001000   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is 00000mmmmmmm.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmmmmmm00000   Tape Value: 000100000000   Variance:    Variance %:    Comment: Payment history string reversed as per the payment history is mmmmmmm00000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 1XXX/XX53   Tape Value: XXX/XX37   Variance: -6119 (Days)   Variance %:    Comment: Maturity date as per the mod agreement is 1XXX/XX53.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.06%   Comment: Total debt/legal balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: UPB as per payment history is xx. Tape Source: Initial Tape Type:	D	* Comment history is incomplete (Lvl 3) "Collection comments are available fromXX/XX/XX18 to 1XXX/XX18 and from 1XXX/XX18 toXX/XX/XX19. However we require latest 24 month comments. Comments are missing from XXX/XX17 toXX/XX/XX18 and from 1XXX/XX18 to XX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1 is missing from the loan file. Also, there is no estimated HUD-1 or itemization available in the loan file."	* MI, FHA or MIC missing and required (Lvl 2) "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosures are missing from the loan file:
IL Collateral Protection Insurance Notice
Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Required affiliated business disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title datedXX/XX/XX19, there is state tax lien in the amount of xx which was recorded on xx and filed by xx, but this lien is not against the subject borrower it is against subject property. No name affidavit was found."
* Title shows an assignment chain break (Lvl 2)     "Updated title report dated onXX/XX/XX19 shows that there is a gap/break in the chain of assignment of mortgage; the assignment of mortgage is required from "xx to xx”."
* Loan program disclosure missing or unexecuted (Lvl 2)     "Loan program disclosure is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report at the time of origination is missing from the loan file."
* Operative index value is unable to confirm (Lvl 2)     "Operative index value is unable to confirm."
* Application Missing (Lvl 2)     "Final 1003 is missing in the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of service provides is missing from the loan file"
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "Final TIL is missing from the loan file."			Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	44581869	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	South Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$230.31	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	7.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Low Rise Condo (1-4 Stories)	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	11.564%	First	Short Form Policy	Not Applicable	Not Applicable	XX/XX/XX18	$36,223.53	Not Applicable	6.000%	xx	XX/XX/XX19	Financial Hardship	xx No chain of assignment has been found. One senior mortgage was originated on xx. One IRS Lien and one civil judgment have been found against the borrower xx.
2nd installments of combined taxes for the year of xx have been due in the amount of xx on XX/XX/XX19. 1st installments of combined taxes for the year of 2017 have been paid in the amount of xx on XX/XX/xx18. No prior year delinquent taxes have been found.	According to the review of payment history as of XX/XX/XX19, the borrower is current with the loan.
The next payment due date is on XX/XX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 5.750%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx.
The borrower is making payment as per modification which was made on xx
The loan has been modified once since origination.
Collections Comments:The review of the collection comment shows that the present status of the loan is in performing and the next due date for the payment is XX/XX/XX19.
The last payment was received on XX/XX/XX19 in the amount of xx, with the rate of interest 5.750%, which was applied for XX/XX/XX19.
The UPB is reflected in the amount of xx.
The borrower is making payment as per modification which was made on xx
The loan has been modified once since origination.
The modification agreement was made between the borrower xx. As per the modified terms, the new principal balance is xx. There is no principal forgiven amount and deferred balance in this modification.
First Payment had begun on xx and borrower has promised to pay xx monthly with a modified interest rate of 5.750% and the maturity date will be XX/XX/XX48. There is no provision for the balloon payment.
As per the BPO Report dated XX/XX/XX18, located at “xx ” in the loan file, the property is occupied by the owner. No damage has been found to the property and property is in good condition.
As per the servicing comments, the reason for default is unavailable.  However, as per the available records, the borrower is willing to pay the loan.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	The modification agreement was made between the borrowerxx and lender xx, on xx. As per the modified terms, the new principal balance is xx.
There is no principal forgiven amount and deferred balance in this modification.
First Payment had begun on XX/XX/XX18 and borrower has promised to pay xx monthly with a modified interest rate of 5.750% and the maturity date will be XX/XX/XX48.
There is no provision for the balloon payment.

Missing Required State Disclosures
Credit Application
HUD-1 Closing Statement
Notice of Servicing Transfer
Final Truth in Lending Discl.
Right of Rescission
Affiliated Business Disclosure
Origination Appraisal
Initial Escrow Acct Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: The foreclosure was not initiated. Tape Source: Initial Tape Type:
Field: First Payment Date   Loan Value: xx   Tape Value: xx   Variance: -4 (Days)   Variance %:    Comment: First payment date is 30 days from funding date which is xx   Tape Source: Initial   Tape Type:
Field: Interest Only Period?   Loan Value: Yes   Tape Value: No   Variance:    Variance %:    Comment: The original note is set up as an interest only repayment for 360 months   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the Note, the loan is Fixed Rate Note.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.04%   Comment: As per Note document Loan original P& I is xx.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000000122344   Tape Value: 000001111000   Variance:    Variance %:    Comment: As per the payment history string as 000000122344.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 443221000000   Tape Value: 000111100000   Variance:    Variance %:    Comment: As per the payment history string reversed as 4432210000000.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XX/XX/XX48   Tape Value: 9XX/XX37   Variance: -4057 (Days)   Variance %:    Comment: As per the modification document the maturity date will be XX/XX/XX48   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.00%   Comment: As per payment history, Total Debt / Legal Balance per payment history is given in the amount of xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.00% Comment: As per payment history, Unpaid Current Principal Balance (UPB)is given in the amount of xx. Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "The HUD-1 is missing along with Estimated HUD-1 and Itemization documents from the given loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "As per the review of the updated title report dated XX/XX/XX19, the subject mortgage is on second lien position as one senior mortgage has been  originated on xx and which was recorded on xx with Instrument, Book/Page# xx in the amount of xx withxx.
The subject mortgage was originated on xx and which was recorded on xx with Instrument, Book/Page# xx in the amount of
xx with xx."
* Payment History is not Complete (Lvl 3)     "The payment history is available from XX/XX/XX19 to XX/XX/XX18. However, we require the latest 12 months of payment history. Hence, the payment history is missing from 0XXX/XX18 to XX/XX/XX18."
* Comment history is incomplete (Lvl 3)     "The collection comments are available from XX/XX/XX18 to XX/XX/XX19. However, we require the latest 24 months of collection comments. Hence, the comments are missing from XX/XX/XX17 to XX/XX/XX18."
* Title Review shows major title concern (Lvl 3)     "As per the review of the updated title report dated XX/XX/XX19, the subject mortgage was originated on xx and which was recorded on xx with Instrument, Book/Page# xx in the amount of
xx with xx.
One senior mortgage was originated on xx and which was recorded on xx with Instrument, Book/Page# xxin the amount of xx with xx.
The Final HUD-1 is missing from the loan file. Also, final title policy Schedule B does not show an exception for the same mortgage."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in California state.
The following required State Disclosures are missing in the loan file.
1.Impound Account Disclosure
2.Cosigner Notice
3.Private Mortgage Insurance Disclosure
4.Earthquake Disclosure forCondominiums
5.Hazard Insurance Disclosure
6.Insurer Recommendation Disclosure
7.CA Fair Lending Notice
8.Anti-Tying Disclosure
9.Privacy Notice
10.Notice of Right to Copy of Appraisal
11.Application for Credit-Married Persons
12.Fair Debt Collection Notice
13.Civil Union/Domestic Partnership Addendum to Uniform Residential Loan Application"
* Application Missing (Lvl 2)     "The Final Application is missing in the loan file."
* Missing Required Disclosures (Lvl 2)     "The List of service provider disclosure is missing from the given loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "The Notice of servicing Transfer document is missing from the given loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the given loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "Right of Rescission is missing in the given loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "The Affiliated Business disclosure is missing from the given loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "As per the review of the updated title report dated xx one IRS Lien and one civil judgment was found against the borrower xx.
The Federal tax lien was recorded on xx in the amount of xx in the favor of xx."
* Missing Appraisal (Lvl 2)     "An Appraisal report is missing from the given loan file."
																																																																																								* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2) "The Initial Escrow Account disclosure is missing from the given loan file."			Pass	Pass	No Result	Fail	Fail	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	78491257	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	No	Yes	Yes	First	$0.00	$2,014.26	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.500%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	2 Family	xx	xx	Primary	Yes	Yes	No	19.892%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx

Active junior or senior judgments/liens/mortgages:

1. There is an active junior mortgage/Recapture agreement available in the updated title report in the amount of xx .

2. There is an active junior Notice of Federal Tax Lien available in the updated title report against xx.

The 1st installment of annual County taxes of 2017 have been paid off in the amount of xxonXX/XX/XX18 and 2nd installment of xxwere also paid off onXX/XX/XX18.

No prior year delinquent taxes have been found in the updated title report.	Review of the updated payment history as ofXX/XX/XX19 shows that the loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.	Collections Comments:The loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
he loan is currently performing well and the next due date for the payment is XXX/XX19. The last regular payment (P&I) was made onXX/XX/XX19 in the amount of xx for the due date of XXX/XX19. The UPB has been mentioned in the updated payment history in the amount of xx. The borrower has been making regular payments currently according to the original Note terms.
The latest exterior BPO (Locator#xx) dated XX/XX/XX18 is available in the loan file which states that the subject property is in good condition and no damagers are reported. The "as is" value of the property is xx.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Mortgage Insurance Initial Escrow Acct Disclosure Affiliated Business Disclosure Notice of Servicing Transfer	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total debt is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xxxx Variance %: -0.00% Comment: UPB is xx tape shows xx Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This loan is FHA. The loan was originated on XX/XX/XX14 as an FHA loan with case#xx. No indication of any changes in loan type found in the loan file."	* MI, FHA or MIC missing and required (Lvl 2) "MI certificate is missing from the loan file."
* XXX Risk Indicator is "Elevated" (Lvl 2)     "CE risk indicator is "Elevated" as this loan does not qualify for a safe harbor level of compliance with the qualified mortgage rule as the loan is failed for QM safe Harbor threshold test as APR (5.714%) is exceeded APOR (5.400%) by 0.314%. The APR threshold is 5.400% and the subject loan is escrowed one.

Qualified Mortgage Safe Harbor Threshold: FAIL    Charged: 5.714%        Allowed: 5.400%     Over by: +0.314%"
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial escrow Account disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "The chain of assignment is not completed as the subject mortgage is currently assigned to "xx" instead of  “xx""
* Updated title review shows IRS / vehicle / federal / personal tax liens (Lvl 2)     "There is an active junior Notice of Federal Tax Lien available in the updated title report againstxx in the amount of xx in favor of "xx" and it was recorded on xx
* Homeowner's Counseling disclosure is missing. (Lvl 2)     "Homeownership counseling disclosure is missing from the loan file."
* Initial Truth in Lending Disclosure is Missing (Lvl 2)     "Initial TIL is missing from the loan file."
																																																																																								* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing Transfer disclosure is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Fail	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77092566	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Wisconsin	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,802.45	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.500%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$68,156.71	Not Applicable	5.875%	xx	XX/XX/XX17	Financial Hardship	xx No assignment of chain has been found. There are no active judgments or liens have been found. Second installment of xx combined taxes is delinquent in the amount of xxwith the good through date XX/XX/xx19.	Review of payment history shows that the borrower is not making the payments regularly. The borrower is delinquent for 30 days. The last payment received date is not provided. The next payment is due on XX/XX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is in collections. The borrower is not making the payments regularly. The borrower is delinquent for 30 days. The last payment received date is not provided. The next payment is due on XX/XX/XX19. The loan has never modified since origination. No evidence of bankruptcy and foreclosure has been found. No comments have been found regarding the intention and reason for default of borrower. No evidence of damage or repair on subject property has been found. As per available document located at “xx”, the subject property is occupied with no visible damages.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer Missing Initial LE Origination Appraisal Affiliated Business Disclosure HUD-1 Closing Statement Credit Application Missing Required State Disclosures	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Collections   Tape Value: Performing   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 100000000000   Tape Value: 000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000000001   Tape Value: 000000000000   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.00%   Comment: Total debt per pay history is xx tape shows xx&#xxD;   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Current UPB per pay history is xx tape shows xx Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 4) "Final CD is missing from the loan file. Unable to test CE."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX to XX/XX/XX and from XX/XX/XX19 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing XX/XX/XX17 to XX/XX/XX17 and from XX/XX/XX18 to XX/XX/XX19."
* Missing Initial LE (Lvl 3)     "Initial LE is missing from the loan file. Unable to test CE."
* Payment History is not Complete (Lvl 3) "Payment history is available from XX/XX/XX17 to XX/XX/XX18 and from XX/XX/XX19 to XX/XX/XX19. Latest 12 months history is required. Missing pay history from XX/XX/XX18 to XX/XX/XX19."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "As per updated title report dated XX/XX/XX19, Second installment of 2018 combined taxes is delinquent in the amount of xxwith the good through date XX/XX/XX19."
* Missing Appraisal (Lvl 2)     "Appraisal at origination is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated business disclosure is missing from the loan file."
* Mortgage  (Lvl 2)     "Subject loan was originated under jumbo loan category."
* Homeownership Counselling Disclosure is missing. (Lvl 2)     "Homeownership counseling disclosure is missing from the loan file."
* Application Missing (Lvl 2)     "Final 1003 is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Below state disclosure is missing from the loan file.
																																																																																								Reciprocal Beneficiary/ Civil Union Addendum to Uniform Residential Loan Application."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	74497646	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$2,789.54	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Yes	xx	xx	35.000%	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	Yes	35.208%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$236,335.24	$46,659.50	3.125%	xx	XX/XX/XX16	Financial Hardship	xx
There is a mechanic’s lien with xx. There is a judgment in the favor of xx
1st installment taxes for the year of 2018 have been paid in the amount of xx 2nd installment taxes for the year of 2019 have been paid in the amount of xx 3rd installment taxes for the year of 2019 have been due in the amount of xxNo prior year delinquent taxes have been found.
As per the review of the payment history, the borrower is current with the loan and the next payment is due for XXX/XX19. The last payment received date is unavailable. The last payment was received in the amount xx which was applied for 1XXX/XX18. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the Note terms.	Collections Comments:The current status of the loan is performing and the next payment is due for XXX/XX19. The last payment received date is unavailable. The last payment was received in the amount of xx which was applied for 1XXX/XX18. No records for bankruptcy and foreclosure have been found. RFD is a reduction in income. The loan was never modified since origination, the borrower has been making his payments as per the Note terms. As per the collection comments, the property is owner-occupied. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal
Title Evidence
Right of Rescission
Notice of Servicing Transfer
Final Truth in Lending Discl.
HUD-1 Closing Statement
Credit Application
Missing Required State Disclosures
Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No records for foreclosure have been found. Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No records for foreclosure have been found.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 4   Tape Value: 2   Variance: 2   Variance %: 1.00%   Comment: An appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000120121212   Tape Value: 120121200000   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 000120121212   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 212121021000   Tape Value: 000002101021   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 212121021000   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per the payment history, the total debt is xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX17 to 1XXX/XX18. We require latest 12 months payment history. The payment history is missing from 1XXX/XX18 to XX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The HUD-1 along with estimated HUD and itemization  are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The comments history is available from XX/XX/XX18 to XXX/XX19. We require the latest 24 months comments history. The comments history is missing from XXX/XX17 to XX/XX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "As per the updated title report, the Chain of the assignment has not been completed. Currently, the mortgage is with xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,
1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure"
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."			Not Covered	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Yes	Unavailable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	59311541	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	North Carolina	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,049.59	8XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.450%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX10	$77,800.00	Not Applicable	6.000%	xx	XX/XX/XX10	Financial Hardship	xx
There is a code enforcement lien against the subject property which is in the repair and hearing process. The order to repair was recorded on xx.
There can be a possibility of foreclosure due to this unpaid non-mortgage lien. This can be cured by paying off the lien with delinquent interest and penalties.
There is an active State Tax lien against the borrower in the favor of xx.
Annual combined taxes of 2018 is delinquent for due date XX/XX/xx18 in the amount of xxand they are good throughXX/XX/xx19.

According to a review of the payment history as of XX/XX/XX19, the borrower is currently delinquent for 6 months and the next due date for payment isXX/XX/XX18. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.

Collections Comments:The loan is currently in Collections and next due date for payment isXX/XX/XX18. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.
The loan has not been modified since origination.
Unable to determine the reason for default from the servicing comments.
xx. No further details have been found.
No damage pertaining to the subject property has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.
Foreclosure Comments:The foreclosure was initiated. The file referred to an attorney date is xx. No further details have been found.

Bankruptcy Comments:xx	Not Applicable	HUD-1 Closing Statement
Notice of Servicing Transfer
Affiliated Business Disclosure
Credit Application
Origination Appraisal
Right of Rescission
Missing Required State Disclosures
Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is "xx Comments. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was not modified so it is Not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential. However, tape reflects No.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: FFFFFF234556   Variance:    Variance %:    Comment: As per Payment History, the String is 4321444444444. However, tape reflects FFFFFF234556.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 655432FFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444441234. However, tape reflects 655432FFFFFFFFFF.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Total Debt / Legal Balance per Payment History is xx. However, tape reflects xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1is missing from the loan file along with estimated HUD-1 and itemization."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from  XX/XX/XX16 to XXX/XX19.However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 7XX/XX18 to XX/XX/XX18."
* Tax Lien showing on the subject property (Lvl 3)     "The review of the XXX datedXX/XX/XX19, there is a code enforcement lien against the subject property which is in repair and hearing process . The order to repair was recorded on xx and hearing decision was entered on xx for the amount of xx Again, the order to repair was recorded on xx and hearing decision was entered on xx for the amount of xx.
There can be possibility of foreclosure due to this unpaid nonmortgage lien. This can be cured by paying off the lien with delinquent interest and penalties."
* Payment History is not Complete (Lvl 3) "The available payment history is from dateXX/XX/XX18 to XX/XX/XX18 is incomplete;. However, we require the last 12 months payment history. The payment history is missing from date XXX/XX18 toXX/XX/XX18 and 6XX/XX18 to XX/XX/XX18."	* Title shows an assignment chain break (Lvl 2) "The review of the XXX datedXX/XX/XX19, the chain of assignment has not been completed. The latest assignment is with xx recorded on xx. However, the current assignment should have been with “xx” which was recorded on xx.
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report datedXX/XX/XX19, there is an active State Tax lien against the borrower in the favor of xx recorded on xx in the amount of xx The SSN# is not provided on the lien. Hence, unable to validate the borrower."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "The review of the XXX datedXX/XX/XX19, annual combined taxes of 2018 is delinquent for due date XX/XX/XX18 in the amount of xx and they are good throughXX/XX/XX19."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Indiana state. The following state disclosures are missing from the loan file:

1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
																																																																																								* Final TIL Missing or Not Executed (Lvl 2) "TIL is missing from the loan file."										Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	12018931	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,387.05	8XX/XX21	xx	No	Bankruptcy	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.250%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	21.618%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$233,844.00	$46,858.60	2.000%	xx	XX/XX/XX16	Financial Hardship	xx There are 2 civil judgments in the total amount of xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received in the amount of xx and that was applied for the due date of XX/XX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is performing. The borrower is making the payments regularly. The last payment was received in the amount of xx and that was applied for the due date of XX/XX/XX19. The next payment is due on 0XXX/XX19. No evidence of post-closing foreclosure or bankruptcy has been found. As per comment dated XX/XX/XX18, borrower intends to retain the property. As per comment dated XX/XX/XX18, the subject proeprty is occupied by a unknown party.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 3 (Days)   Variance %:    Comment: Appraisal date is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 032100000000   Tape Value: 322220000000   Variance:    Variance %:    Comment: Payment string as per pay history is 0000000000001230 however tape data shows 00000000000022223&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001230   Tape Value: 000000022223   Variance:    Variance %:    Comment: Payment string as per pay history is 0000000000001230 however tape data shows 00000000000022223   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Property type is PUD tape shows single family Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This is FHA loan. The loan was originated on xx as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 to XX/XX/XX18 and XX/XX/XX19 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from1XXX/XX18 to XX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3)     "This is FHA loan originated on XX/XX/XX17. MI Cert is required. Missing MI Cert from the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is in second lien position. There is a HOA/COA lien against the subject property in the amount of xx which was recorded on xx in favor of xx. The subject property is located in FL state(Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Title Review shows major title concern (Lvl 3)     "As per updated title report, there is a HOA/COA lien against the subject property in the amount of xx which was recorded on xx in favor of xx. The subject property is located in FL state(Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Payment History is not Complete (Lvl 3) "Pay history is available from XX/XX/XX17 to XX/XX/XX18 and from XX/XX/XX19 to XX/XX/XX19. Latest 12 months history is required. Missing pay history from XX/XX/XX18 TO XX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
																																																																																								* XXX Risk Indicator is "Elevated" (Lvl 2) "The subject loan failed the qualified mortgage DTI threshold test as this loan has a qualified mortgage DTI of 53.73% as the Borrower income was xx and total expenses are in the amount of xx per AUS (xx) and the loan was underwritten by AUS & AUS recommendation is "Approve/Eligible.""	* XXX Exceptions Test Incomplete (Lvl 1)	Elevated	Pass	Fail	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:					Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	50946795	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	Yes	Yes	No	First	$0.00	$3,988.02	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.400%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX13	$128,198.12	Not Applicable	3.375%	xx	XX/XX/XX13	Financial Hardship	xx No active judgments or liens have been found. Tax Status: Annual combined taxes for 2018 have been paid in the amount of xx Annual combined taxes for 2015 are delinquent in the amount of xx	The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 8.10%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 8.10%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per Note.
According to the PACER, xx
There is no foreclosure proceeding found.
Latest BPO report is not available.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, xx	Not Applicable	Credit Application Missing Required State Disclosures Title Evidence Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 7   Tape Value: 8   Variance: -1   Variance %: -0.13%   Comment: The months currently delinquent is 7.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg amort. potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432104404   Tape Value: FFFFFFF98667   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444432104404. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 404401234444   Tape Value: 76689FFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 404401234444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Suspense balance is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history, the total debt/legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy at origination along with title commitment and preliminary title policy are missing from the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX18 to XX/XX/XX18 andXX/XX/XX19 toXX/XX/XX19. Collection comments are missing from XXX/XX17 to XX/XX/XX18 and XX/XX/XX18 toXX/XX/XX19 as we require for latest 24 months."
* Payment History is not Complete (Lvl 3)     "Payment history is available from XXX/XX18 to XX/XX/XX18. Payment history is missing from 1XXX/XX18 toXX/XX/XX18 as we require for latest 12 months."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "According to updated title report datedXX/XX/XX19, annual combined taxes for 2015 are delinquent in the amount of xxwhich were good through onXX/XX/XX18.
This can be cure by paying off the above said taxes with late fees (if any)."	* Application Missing (Lvl 2) "Final Application is missing from the loan file.
Data is captured from document located at#xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas State. The following required state disclosures are missing from the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Title Review shows break in assignment  (Lvl 2)     "According to updated title report datedXX/XX/XX19, the chain of mortgage assignment is incomplete as there is no mortgage assignment found. It should be with xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrowers."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrowers."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
																																																																																								* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	85186040	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	California	xx	xx	xx	xx	xx	xx	Yes	Yes	No	Second	$0.00	$5,598.32	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	xx	xx	10.990%	xx	xx	xx	xx	$xx	Conventional	Fixed	360	Refinance	Not Applicable	xx	No Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Unavailable	First	Short Form Policy	Not Applicable	xx	XX/XX/XX18	$804,000.00	Not Applicable	5.750%	xx	XX/XX/XX18	Financial Hardship	xx 1. There is HOA lien in the amount of xx Annual county property taxes have been paid in the total amount of xx No delinquent taxes have been located.	Review of the payment history provided from 5XX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.

Collections Comments:Available servicing comments from 8XX/XX18 tillXX/XX/XX19 states the loan is performing loan. Payments are regularly made after modification. Borrower ability to pay is good. Borrower wants to keep the property. As per payment history subject property mortgage loan is in collection. Trial plan was given on XX/XX/XX16. Trial plan payment was scheduled on XXX/XX17, XXX/XX17 and 4XX/XX17 in the amount of xx.
Review of the payment history provided from  5XX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx xx lender on xx The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx beginning 5XX/XX17. The new principal balance is xx. The maturity date is 4XX/XX57.	Missing Required State Disclosures Notice of Servicing Transfer Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Currnet forelosure doc locator is not applicable but tape data shows No. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: Deferred balance amount is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment:    Tape Source: Initial   Tape Type:
Field: MI Certificate Number   Loan Value: Unavailable   Tape Value: na   Variance:    Variance %:    Comment: MI certificate number is not applicable but tape data shows na.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: Mod currently delinquent is 1 but tape data shows 2.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. amort potential is not applicable but tape data shows No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012323112mmm   Tape Value: 123432212222   Variance:    Variance %:    Comment: Payment history string is mmm211222201 but tape data shows 123432212222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmm211323210   Tape Value: 222212234321   Variance:    Variance %:    Comment: Payment history string reversed is 102222112mmm but tape data shows 222212234321.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX57   Tape Value: 5XX/XX37   Variance: -7275 (Days)   Variance %:    Comment: Stated maturity date is 4XX/XX57 but tape data shows 5XX/XX37.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Total debt/legal balance per payment history is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance (UPB) per payment history is xx but tape data shows xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment History is available from 5XX/XX18 tillXX/XX/XX19. However, we require latest 12 months pay history. Payment history is missing from XXX/XX18 tillXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history is available from XXX/XX17 toXX/XX/XX17, 9XX/XX17 to 1XXX/XX17, XXX/XX18 toXX/XX/XX18 and from 4XX/XX18 tillXX/XX/XX19. However, we require latest 24 months comments history. Comments are missing from 7XX/XX17 tillXX/XX/XX17, 1XXX/XX17 toXX/XX/XX18 and from XXX/XX18 tillXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure is missing from the loan file.
Freedom to Choose InsuranceCompany and InsuranceProfessional"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
																																																																																								* MI, FHA or MIC missing and required (Lvl 2) "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	47769858	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Illinois	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$4,181.31	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.000%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	37.170%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There is one HOA Lien against the subject property in the amount of xx The annual combined taxes have been paid total in the amount of xx. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 2.880% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx	Collections Comments:The loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 2.880% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx
The latest loan was modified with an effective date of xx  and according to the mod the new principal balance is xx with a step modification and the rate was started from 2.880%. The borrower had given promise to pay P&I in the amount of xx which had begun from 4XX/XX16 with a new maturity date of XXX/XX56. The rate changes in 3 steps ending at 4.130%.

According to the servicing comments the foreclosure was initiated in the loan and the file referred to attorney onxx

The borrower had filed bankruptcy under xx with case # xx

The property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:According to the servicing comments the foreclosure was initiated in the loan and the file referred to attorney on xx	Since origination the loan was modified 2 times. First mod was made on xx located at “xx”.
The latest loan was modified with an effective date of xx and according to the mod the new principal balance is xx with a step modification and the rate was started from 2.880%. The borrower had given promise to pay P&I in the amount of xx which had begun from 4XX/XX16 with a new maturity date of XXX/XX56. The rate changes in 3 steps ending at 4.130%.
Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Updated per Bankruptcy filing&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx  Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Updated as per the latest Modification   Tape Source: Initial   Tape Type:
Field: MI Certificate Number   Loan Value: Not Applicable   Tape Value: na   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Updated as per the Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 112220123444   Tape Value: 343456701222   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444321022211   Tape Value: 222107634343   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX56   Tape Value: 1XXX/XX36   Variance: -7030 (Days)   Variance %:    Comment: Updated as per the latest Modification   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Updated per PUD Rider   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Update balance per the payment history provided   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per payment history is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from 1XXX/XX17 toXX/XX/XX19; however we required latest 24 months complete comment history. The comments are missing from XXX/XX17 toXX/XX/XX17."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19; however, we required latest 12 months complete payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."	* Settlement date is different from note date (Lvl 2) "Settlement date is XX/XX/XX06 which is after the note date 1XXX/XX06."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Not all borrowers signed TIL (Lvl 2)     "Final TIl is not executed by the borrower."
																																																																																								* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of Voluntary Petition Filed on xx shows that the amount of secured claim without deducting the value of collateral xxand the value of collateral that supports this claim is xx; therefore, the unsecured portion is xx The bankruptcy was dismissed on xx and the case was terminated on xx.	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Minimal	Pass	Pass	Pass	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	25682311	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Hawaii	xx	xx	xx	xx	xx	xx	No	No	Yes	First	$2,837.50	$5,402.70	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.900%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Not Applicable	Not Applicable	Not Applicable	Not Applicable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx. There is an active junior mortgage against the subject property which was originated on xx. The combined annual taxes for the year of 2018 were delinquent in the total amount of xx which was good through tillXX/XX/xx19.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx.	Collections Comments:The borrower is performing. According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. No post-closing bankruptcy activity has been found. As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx. The property will be sold at the trustee’s sale on xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the xx. Unable to determine the current condition of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx.
Bankruptcy Comments:Not Applicable	This is conventional ARM mortgage with P&I of xx with the rate of interest 11.51% and a maturity date of 1XXX/XX36. The seller’s tape data as of XX/XX/XX18, the loan has been modified on xx with a modified principal balance of xxowever, the P&I as per payment history is the xx and rate of interest is 5.500%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. The borrower is making payment as per modified terms. However, Modification agreement is missing in the file.	Missing Required State Disclosures Modification	Field: Current Foreclosure Doc Locator Loan Value: xx Tape Value: No |---| |----| Comment: Loan has been foreclosed. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: ARM   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 14%   Tape Value: 1.0%   Variance:    Variance %: 12.51%   Comment: Max rate at first adjustment is 13.51.&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 12%   Tape Value: 200%   Variance:    Variance %: -188.49%   Comment: Min rate at first adjustment is 11.51.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Unavailable   Tape Value: 1XXX/XX53   Variance:    Variance %:    Comment: Mod is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Unavailable   Tape Value: No   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: 1XXX/XX13   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 5.5%   Tape Value: 2.0%   Variance:    Variance %: 3.50%   Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: FFFFFFFF0000   Variance:    Variance %:    Comment: Payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 0000FFFFFFFF   Variance:    Variance %:    Comment: Payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Unavailable   Tape Value: xxx   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Section 32 Loan?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Complaint does not fail for high cost however there is no need for section 32 disclosure.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 1XXX/XX36   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: Total debt/legal balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx. The property will be sold at the trustee’s sale on xx to xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the trustee xx to xx which was recorded on xx. Unable to determine the current condition of the subject property as the latest BPO report is not available in the loan file."
* Loan appears modified. Mod missing or unexecuted (Lvl 4)     "This is conventional ARM mortgage with P&I of xx with the rate of interest 11.51% and a maturity date of 1XXX/XX36. The seller’s tape data as of XX/XX/XX18, the loan has been modified on xx with a modified principal balance of xxowever, the P&I as per payment history is the xx and rate of interest is 5.500%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. The borrower is making payment as per modified terms. However, Modification agreement is missing in the file."
* Property is foreclosed and sold to 3rd party (Lvl 4)     "The foreclosure was initiated in xx. The final judgment of foreclosure was entered on xx As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx. The property will be sold at the trustee’s sale on xx to xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the trustee xx to xx which was recorded on xx However, as per the warranty deed which was recorded on xx the current owner of the subject property isxx."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as the subject property has been foreclosed. The subject property was sold by the trustee xx to xxwhich was recorded on xx.	* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX18 to 1XXX/XX18. However, we require a complete 24 months of the comment history. The comment history is missing from XXX/XX17 toXX/XX/XX18 and from 1XXX/XX18 toXX/XX/XX19."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19. However, we require a complete 12 months of the payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Texas state. The following required Disclosures are missing from the loan file:
1. TX Loan Agreement Notice
2. Commitment Requirement/Anti-Tying
3. TILA Disclosures in Spanish
4. Fair Market Value of Homestead Property Acknowledgment
5. Choice of Insurance Notice
6. Collateral Protection Insurance Disclosure
7. Non-Deposit Investment Product Disclosure Are there any promotional materials?
8. Insurance Solicitation/Post Commitment Requirement
9. Home Equity Consumer Disclosure
10. Home Equity Loan Interest and Fees Preclosing Disclosure
11. Home Equity Loan Copies of Documents
12. Home Equity Loan Rescission Notice"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* DTI > 60% (Lvl 2)     "As per the final application, the total monthly income of borrower is xxand total monthly expenses are xx. Hence, DTI exceeds 60%."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated XX/XX/XX19, the combined annual taxes for the year of 2018 were delinquent in the total amount of xx which was good through tillXX/XX/XX19"
																																																																																								* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as the subject property has been foreclosed. The subject property was sold by the trustee xx to xx which was recorded on xx.	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Elevated								Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	91826328	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New York	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$0.00	$3,117.70	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.125%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	Unavailable	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	4 Family	xx	xx	Primary	Yes	Yes	Yes	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a mechanic’s lien with xx. There is a judgment in the favor of xx
1st installment taxes for the year of 2018 have been paid in the amount of xx. 2nd installment taxes for the year of 2019 have been paid in the amount of xx. 3rd installment taxes for the year of 2019 have been due in the amount of xx.No prior year delinquent taxes have been found.
As per the review of the payment history, the borrower is current with the loan and the next payment is due for XXX/XX19. The last payment received date is unavailable. The last payment was received in the amount xx which was applied for 1XXX/XX18. The UPB as per tape is xx. The current P&I is xx and PITI is xx. The borrower has been making his payments as per the Note terms.	Collections Comments:The current status of the loan is performing and the next payment is due for XXX/XX19. The last payment received date is unavailable. The last payment was received in the amount of xx which was applied for 1XXX/XX18. No records for bankruptcy and foreclosure have been found. RFD is a reduction in income. The loan was never modified since origination, the borrower has been making his payments as per the Note terms. As per the collection comments, the property is owner-occupied. No repairs and damages have been found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Origination Appraisal
Title Evidence
Right of Rescission
Notice of Servicing Transfer
Final Truth in Lending Discl.
HUD-1 Closing Statement
Credit Application
Missing Required State Disclosures
Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: No records for foreclosure have been found. Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: No records for foreclosure have been found.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per the note, there is no neg amort potential.   Tape Source: Initial   Tape Type:
Field: Number Of Units   Loan Value: 4   Tape Value: 2   Variance: 2   Variance %: 1.00%   Comment: An appraisal report is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000120121212   Tape Value: 120121200000   Variance:    Variance %:    Comment: As per the review of the payment history, the string is 000120121212   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 212121021000   Tape Value: 000002101021   Variance:    Variance %:    Comment: As per the review of the payment history, the string reversed is 212121021000   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.01% Comment: As per the payment history, the total debt is xx. Tape Source: Initial Tape Type:	D	* Missing Title evidence (Lvl 4) "Final Title Policy at origination is missing in the loan file and there is no commitment / preliminary report is available in the file either."	* Payment History is not Complete (Lvl 3) "The payment history is available from 1XXX/XX17 to 1XXX/XX18. We require latest 12 months payment history. The payment history is missing from 1XXX/XX18 to XX/XX/XX18."
* HUD-1 Closing Statement missing or unsigned (Lvl 3)     "The HUD-1 along with estimated HUD and itemization  are missing from the loan file."
* Comment history is incomplete (Lvl 3) "The comments history is available from XX/XX/XX18 to XXX/XX19. We require the latest 24 months comments history. The comments history is missing from XXX/XX17 to XX/XX/XX18."	* Missing Appraisal (Lvl 2) "An appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title Review shows break in assignment  (Lvl 2)     "As per the updated title report, the Chain of the assignment has not been completed. Currently, the mortgage is with xx."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
* Final TIL Missing or Not Executed (Lvl 2)     "Final TIL is missing from the loan file."
* Application Missing (Lvl 2)     "Final application is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "The following disclosures are missing from the loan file,
1.NY Consumer Credit Disclosure / Fair Credit Reporting Notice
2.NY Interest Rate Disclosure
3.NY Hazard Insurance  Disclosure
4.Tax Escrow Account Designation
5.Mortgage Bankers and Exempt Organizations Preapplication
6.Part 80 Disclosure
7.Alternative Mortgage Transaction Disclosures
8.Co-Signer Notice Requirements
9.Default Warning Notice
10.Smoke Alarm Affidavit
11.New York Real Property Escrow Account Disclosure
12.Subprime Home Loan Counseling Disclosure
13.Subprime Home Loan Tax and Insurance Payment Disclosure
14.Subprime Home Loan Disclosure
15.Commitment Disclosure
16.Lock-in Disclosure"
																																																																																									* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated business disclosure is missing from the loan file."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	77723569	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Indiana	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$177.50	$2,590.56	7/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	9.480%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Refinance	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx
There is a code enforcement lien against the subject property which is in the repair and hearing process. The order to repair was recorded on xx.
There can be a possibility of foreclosure due to this unpaid non-mortgage lien. This can be cured by paying off the lien with delinquent interest and penalties.
There is an active State Tax lien against the borrower in the favor of xx.
Annual combined taxes of 2018 is delinquent for due date XX/XX/xx18 in the amount of xx and they are good throughXX/XX/xx19.

According to a review of the payment history as of XX/XX/XX19, the borrower is currently delinquent for 6 months and the next due date for payment isXX/XX/XX18. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.

Collections Comments:The loan is currently in Collections and next due date for payment isXX/XX/XX18. The last payment received date is unavailable but it is in the amount of xx. The UPB reflected in the latest payment history is in the amount of xx. The borrower has been making payment as per Note.
The loan has not been modified since origination.
Unable to determine the reason for default from the servicing comments.
xx. No further details have been found.
No damage pertaining to the subject property has been found.
As per servicing comment, the subject property has been occupied by the owner and is in average condition.
Foreclosure Comments:The foreclosure was initiated. The file referred to an attorney date is xx. No further details have been found.

Bankruptcy Comments:xx	Not Applicable	HUD-1 Closing Statement
Notice of Servicing Transfer
Affiliated Business Disclosure
Credit Application
Origination Appraisal
Right of Rescission
Missing Required State Disclosures
Final Truth in Lending Discl.	Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: The PACER Report reflects the Borrower filed Bankruptcy on xx which is Post-Loan Origination as the subject loan closed on xx. &#xxD; &#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx Comments   Tape Value: No   Variance:    Variance %:    Comment: Current Foreclosure Doc Locator is "xx Comments. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: The loan was not modified so it is Not applicable. However, tape reflects No.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no Neg. Amortization Potential. However, tape reflects No.&#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 432144444444   Tape Value: FFFFFF234556   Variance:    Variance %:    Comment: As per Payment History, the String is 4321444444444. However, tape reflects FFFFFF234556.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444444441234   Tape Value: 655432FFFFFF   Variance:    Variance %:    Comment: As per Payment History, the String Reversed is 444444441234. However, tape reflects 655432FFFFFFFFFF.&#xxD; &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.06% Comment: Total Debt / Legal Balance per Payment History is xx. However, tape reflects xx.&#xxD; &#xxD; Tape Source: Initial Tape Type:	D	* HUD-1 Closing Statement missing or unsigned (Lvl 3) "Final HUD-1is missing from the loan file along with estimated HUD-1 and itemization."
* Comment history is incomplete (Lvl 3)     "The servicing comments are available from  XX/XX/XX16 to XXX/XX19.However, we require the latest 24 months’ servicing comments. The servicing comments are missing from 7XX/XX18 to XX/XX/XX18."
* Tax Lien showing on the subject property (Lvl 3)     "The review of the XXX datedXX/XX/XX19, there is a code enforcement lien against the subject property which is in repair and hearing process . The order to repair was recorded on xx and hearing decision was entered on xx for the amount of xx. Again, the order to repair was recorded on xx and hearing decision was entered on xx for the amount of xx.
There can be possibility of foreclosure due to this unpaid nonmortgage lien. This can be cured by paying off the lien with delinquent interest and penalties."
* Payment History is not Complete (Lvl 3) "The available payment history is from dateXX/XX/XX18 to XX/XX/XX18 is incomplete;. However, we require the last 12 months payment history. The payment history is missing from date XXX/XX18 toXX/XX/XX18 and 6XX/XX18 to XX/XX/XX18."	* Title shows an assignment chain break (Lvl 2) "The review of the XXX datedXX/XX/XX19, the chain of assignment has not been completed. The latest assignment is with xx recorded onXX/XX/XX18. However, the current assignment should have been with “xx” which was recorded on XX/XX/XX17."
* Missing Required Disclosures (Lvl 2)     "The List of Service Provider Disclosure is missing from the loan file."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Servicing Transfer Disclosure is missing from the loan file."
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)     "Affiliated Business Disclosure is missing from the loan file."
* State Tax Judgment (Lvl 2)     "As per the updated title report datedXX/XX/XX19, there is an active State Tax lien against the borrower in the favor of xx recorded on xx in the amount of xx The SSN# is not provided on the lien. Hence, unable to validate the borrower."
* Application Missing (Lvl 2)     "Final Application is missing from the loan file."
* Missing Appraisal (Lvl 2)     "Appraisal report is missing from the loan file."
* Right of Rescission missing or unexecuted (Lvl 2)     "ROR is missing from the loan file."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "The review of the XXX datedXX/XX/XX19, annual combined taxes of 2018 is delinquent for due date XX/XX/XX18 in the amount of xx and they are good throughXX/XX/XX19."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in the Indiana state. The following state disclosures are missing from the loan file:

1.Hazard Insurance Disclosure
2.Federal Consumer Credit Protection Act Disclosure
3.Insurance Freedom of Choice Disclosure"
																																																																																									* Final TIL Missing or Not Executed (Lvl 2) "TIL is missing from the loan file."									Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	92542263	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Florida	xx	xx	xx	xx	xx	xx	No	Yes	No	Second	xx	$0.00	$4,971.67	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	4.250%	xx	xx	xx	xx	$xx	FHA	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	xx	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	56.343%	First	Final policy	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx There are 2 civil judgments in the total amount of xx. No prior year delinquent taxes have been found.	Review of payment history shows that the borrower is making the payments regularly. The last payment was received in the amount of xx and that was applied for the due date of XX/XX/XX19. The next payment is due on 0XXX/XX19. As per payment history, the current UPB is xx.	Collections Comments:The loan is performing. The borrower is making the payments regularly. The last payment was received in the amount of xx and that was applied for the due date of XX/XX/XX19. The next payment is due on 0XXX/XX19. No evidence of post-closing foreclosure or bankruptcy has been found. As per comment dated XX/XX/XX18, borrower intends to retain the property. As per comment dated XX/XX/XX18, the subject proeprty is occupied by a unknown party.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Not Applicable	Notice of Servicing Transfer Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A&#xxD; Tape Source: Initial Tape Type:
Field: Current Occupancy   Loan Value: Occupied by Unknown Party   Tape Value: Owner (or Former): Primary Home   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A&#xxD;   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: N/A   Tape Source: Initial   Tape Type:
Field: Original Appraisal Date   Loan Value: xx   Tape Value: xx   Variance: 3 (Days)   Variance %:    Comment: Appraisal date is xx tape shows xx   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 032100000000   Tape Value: 322220000000   Variance:    Variance %:    Comment: Payment string as per pay history is 0000000000001230 however tape data shows 00000000000022223&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 000000001230   Tape Value: 000000022223   Variance:    Variance %:    Comment: Payment string as per pay history is 0000000000001230 however tape data shows 00000000000022223   Tape Source: Initial   Tape Type:
Field: Subject Property Type Loan Value: PUD Tape Value: Single Family Variance: Variance %: Comment: Property type is PUD tape shows single family Tape Source: Initial Tape Type:	B	* FHA need to verify with HUD if still active (Lvl 4) "This is FHA loan. The loan was originated on XX/XX/XX16 as an FHA loan with case #xx. No indication of any changes in loan type found in the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX17 to XX/XX/XX18 and XX/XX/XX19 to XX/XX/XX19; however, we require latest 24 months collection comments. Collection comments are missing from1XXX/XX18 to XX/XX/XX18."
* MI, FHA or MIC missing and required (Lvl 3)     "This is FHA loan originated on XX/XX/XX17. MI Cert is required. Missing MI Cert from the loan file."
* Title Rvw shows lower lien position than loan docs (Lvl 3)     "The subject mortgage is in second lien position. There is a HOA/COA lien against the subject property in the amount of xx which was recorded on xx in favor of xx. The subject property is located in FL state(Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Title Review shows major title concern (Lvl 3)     "As per updated title report, there is a HOA/COA lien against the subject property in the amount of xx which was recorded on xx in favor of xx. The subject property is located in FL state(Super lien state) and there can be possibility of foreclosure due to this unpaid non mortgage lien. This can be cure by paid off the lien with delinquent interest and penalties."
* Payment History is not Complete (Lvl 3) "Pay history is available from XX/XX/XX17 to XX/XX/XX18 and from XX/XX/XX19 to XX/XX/XX19. Latest 12 months history is required. Missing pay history from XX/XX/XX18 TO XX/XX/XX18."	* Notice of Servicing Transfer missing or unexecuted (Lvl 2) "Servicing transfer disclosure is missing from the loan file."
																																																																																									* XXX Risk Indicator is "Elevated" (Lvl 2) "The subject loan failed the qualified mortgage DTI threshold test as this loan has a qualified mortgage DTI of 53.73% as the Borrower income was xxand total expenses are in the amount of xxper AUS (Locator: xx) and the loan was underwritten by AUS & AUS recommendation is "Approve/Eligible.""	* XXX Exceptions Test Incomplete (Lvl 1)	Pass	Pass	Pass	Not Covered	Pass	No Result	Pass	Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	61936644	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	Texas	xx	xx	xx	xx	xx	xx	No	Yes	No	First	$2,496.89	$2,084.58	9XX/XX21	Not Applicable	Not Applicable	Not Applicable	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	8.100%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Cash Out	xx	xx	No Documentation	No	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	Yes	No	Unavailable	First	Unavailable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx No active judgments or liens have been found. Tax Status: Annual combined taxes for 2018 have been paid in the amount of xx. Annual combined taxes for 2015 are delinquent in the amount of xx.	The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 8.10%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per Note.	Collections Comments:Available servicing comment and documents in file reveal that loan is in bankruptcy.
The payment history dated as ofXX/XX/XX19 reveals that the borrower has been the delinquent from 5XX/XX18 to till date. The delinquency has been done for 9 months. The last payment was received on 1XXX/XX18 in the amount of xx and it was applied for the due date 4XX/XX18. The current P&I is xx and rate of interest is 8.10%. The current unpaid principal balance is in the amount of xx. The last payment was made by borrower as per Note.
According to the PACER, xx
There is no foreclosure proceeding found.
Latest BPO report is not available.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:According to the PACER, xx	Not Applicable	Credit Application Missing Required State Disclosures Title Evidence Initial Escrow Acct Disclosure Affiliated Business Disclosure	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: N/A Tape Source: Initial Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: There is no modification.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 7   Tape Value: 8   Variance: -1   Variance %: -0.13%   Comment: The months currently delinquent is 7.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: As per note, there is no neg amort. potential.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 444432104404   Tape Value: FFFFFFF98667   Variance:    Variance %:    Comment: The Payment reflects the Payment History String as 444432104404. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 404401234444   Tape Value: 76689FFFFFFF   Variance:    Variance %:    Comment: The Payment History String reversed is 404401234444. &#xxD; &#xxD;   Tape Source: Initial   Tape Type:
Field: Suspense Balance per Payment History   Loan Value: xx   Tape Value: xxx   Variance: xx   Variance %:    Comment: Suspense balance is xx.   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: 0.22% Comment: As per payment history, the total debt/legal balance per payment history is xx. Tape Source: Initial Tape Type:	B	* Missing Title evidence (Lvl 4) "Final title policy at origination along with title commitment and preliminary title policy are missing from the loan file."	* Comment history is incomplete (Lvl 3) "Collection comments are available from XX/XX/XX18 to XX/XX/XX18 andXX/XX/XX19 toXX/XX/XX19. Collection comments are missing from XXX/XX17 to XX/XX/XX18 and XX/XX/XX18 toXX/XX/XX19 as we require for latest 24 months."
* Payment History is not Complete (Lvl 3)     "Payment history is available from XXX/XX18 to XX/XX/XX18. Payment history is missing from 1XXX/XX18 toXX/XX/XX18 as we require for latest 12 months."
* Title Review shows outstanding delinquent taxes (Lvl 3)     "According to updated title report datedXX/XX/XX19, annual combined taxes for 2015 are delinquent in the amount of xxwhich were good through onXX/XX/XX18.
This can be cure by paying off the above said taxes with late fees (if any)."	* Application Missing (Lvl 2) "Final Application is missing from the loan file.
Data is captured from document located at#xx."
* Missing Required State Disclosures (Lvl 2)     "The subject property is located in Texas State. The following required state disclosures are missing from the loan file.
1.TX Loan Agreement Notice
2.Commitment Requirement/Anti-Tying
3.TILA Disclosures in Spanish
4.Home Equity Consumer Disclosure
5.Home Equity Loan Interest and Fees Preclosing Disclosure
6.Home Equity Loan Copies of Documents
7.Home Equity Loan Rescission Notice
8.Fair Market Value of Homestead Property Acknowledgment
9.Home Equity Loan Notice of Address for Borrower Notification of Violation
10.Choice of Insurance Notice
11.Collateral Protection Insurance Disclosure
12.Non-Deposit Investment Product Disclosure Are there any promotional materials?
13.Insurance Solicitation/Post Commitment Requirement
14.Construction Loan Disclosure"
* Title Review shows break in assignment  (Lvl 2)     "According to updated title report datedXX/XX/XX19, the chain of mortgage assignment is incomplete as there is no mortgage assignment found. It should be with xx."
* ROR not hand dated by borrower(s) (Lvl 2)     "ROR is not hand dated by borrowers."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by borrowers."
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)     "Initial Escrow Account Disclosure is missing from the loan file."
* Missing Required Disclosures (Lvl 2)     "List of Service Providers is missing from the loan file."
																																																																																									* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2) "Affiliated Business Disclosure is missing from the loan file."	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	96513536	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	New Mexico	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$835.74	8/XX/XX21	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	6.375%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	No	xx	Unavailable	Unavailable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	48.008%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX17	$151,726.75	$9,976.75	4.375%	xx	XX/XX/XX17	Financial Hardship	xx 1. There is HOA lien in the amount of xx Annual county property taxes have been paid in the total amount of xx No delinquent taxes have been located.	Review of the payment history provided from 5XX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.

Collections Comments:Available servicing comments from 8XX/XX18 tillXX/XX/XX19 states the loan is performing loan. Payments are regularly made after modification. Borrower ability to pay is good. Borrower wants to keep the property. As per payment history subject property mortgage loan is in collection. Trial plan was given on XX/XX/XX16. Trial plan payment was scheduled on XXX/XX17, XXX/XX17 and 4XX/XX17 in the amount of xx.
Review of the payment history provided from  5XX/XX18 toXX/XX/XX19 reveals that borrower has not been delinquent. The last payment was received in the amount of xx onXX/XX/XX19 which was applied for the due date of XXX/XX19. The next due date is XXX/XX19. Current UPB as of date reflects in the provided payment history is in the amount of xx and current interest rate as per payment history is 4.375%. Borrower is currently making the payment according to the modification terms.
Borrower wants to keep the property. Therefore, he is looking for an affordable plan like modification or forbearance to keep the property as well to make the loan current.
Available servicing comment shows that the subject property is owner occupied and is in good condition. No damages have been observed.
The reason for default is as follows:
The Borrower is unemployed.
There is no source of income.

Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable	Loan modification agreement was made between Borrower xx xx lender on xx. The new modified rate is 4.375% and borrower promises to pay P&I in the amount of xx beginning 5XX/XX17. The new principal balance is xx. The maturity date is 4XX/XX57.	Missing Required State Disclosures Notice of Servicing Transfer Mortgage Insurance	Field: Current Foreclosure Doc Locator Loan Value: Not Applicable Tape Value: No |---| |----| Comment: Currnet forelosure doc locator is not applicable but tape data shows No. Tape Source: Initial Tape Type:
Field: Current Legal Status   Loan Value: Performing   Tape Value: Collections   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Deferred Balance Amount   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment: Deferred balance amount is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Deferred Principal (Modification) per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.50%   Comment:    Tape Source: Initial   Tape Type:
Field: MI Certificate Number   Loan Value: Unavailable   Tape Value: na   Variance:    Variance %:    Comment: MI certificate number is not applicable but tape data shows na.   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: Mod currently delinquent is 1 but tape data shows 2.   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: Neg. amort potential is not applicable but tape data shows No.   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 012323112mmm   Tape Value: 123432212222   Variance:    Variance %:    Comment: Payment history string is mmm211222201 but tape data shows 123432212222.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: mmm211323210   Tape Value: 222212234321   Variance:    Variance %:    Comment: Payment history string reversed is 102222112mmm but tape data shows 222212234321.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: 4XX/XX57   Tape Value: 5XX/XX37   Variance: -7275 (Days)   Variance %:    Comment: Stated maturity date is 4XX/XX57 but tape data shows 5XX/XX37.   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment:    Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.01%   Comment: Total debt/legal balance per payment history is xx but tape data shows xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: Unpaid current principal balance (UPB) per payment history is xx but tape data shows xx. Tape Source: Initial Tape Type:	B	* Payment History is not Complete (Lvl 3) "Payment History is available from 5XX/XX18 tillXX/XX/XX19. However, we require latest 12 months pay history. Payment history is missing from XXX/XX18 tillXX/XX/XX18."
* Comment history is incomplete (Lvl 3) "Comment history is available from XXX/XX17 toXX/XX/XX17, 9XX/XX17 to 1XXX/XX17, XXX/XX18 toXX/XX/XX18 and from 4XX/XX18 tillXX/XX/XX19. However, we require latest 24 months comments history. Comments are missing from 7XX/XX17 tillXX/XX/XX17, 1XXX/XX17 toXX/XX/XX18 and from XXX/XX18 tillXX/XX/XX18."	* Missing Required Disclosures (Lvl 2) "List of service providers is missing from the loan file."
* Missing Required State Disclosures (Lvl 2)     "Following state disclosure is missing from the loan file.
xx"
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)     "Notice of service transfer disclosure is missing from the loan file."
																																																																																									* MI, FHA or MIC missing and required (Lvl 2) "LTV is xx which is greater than xx hence MI certificate is required; however, it is missing from the loan file."	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Not Covered	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	93496082	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Arizona	xx	xx	xx	xx	xx	xx	Yes	Yes	Yes	First	$0.00	$1,473.71	8/XX/XX21	Unavailable	No	Loss Mitigation	xx	xx	Not Applicable	Not Applicable	xx	Not Applicable	xx	5.750%	xx	xx	xx	xx	$xx	Conventional	Fixed	Not Applicable	Purchase	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	PUD	xx	xx	Primary	Yes	Yes	No	50.222%	First	Final policy	Not Applicable	Not Applicable	XX/XX/XX16	$173,686.07	Not Applicable	2.880%	xx	XX/XX/XX16	Financial Hardship	xx There is one HOA Lien against the subject property in the amount of xx The annual combined taxes have been paid total in the amount of xx. No prior year delinquent taxes have been found.	Review of updated payment history shows that the loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 2.880% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx	Collections Comments:The loan is in delinquency for 1 month and borrower is making his monthly payments. The last payment was received onXX/XX/XX19 in the amount of xx with interest rate of 2.880% for the due date of 1XXX/XX18. The next due date is XXX/XX19. The latest payment history reflects the UPB in the amount of xx. The borrower has been making the payments as per the modification agreement made on xx
The latest loan was modified with an effective date of xx  and according to the mod the new principal balance is xx with a step modification and the rate was started from 2.880%. The borrower had given promise to pay P&I in the amount of xx which had begun from 4XX/XX16 with a new maturity date of XXX/XX56. The rate changes in 3 steps ending at 4.130%.

According to the servicing comments the foreclosure was initiated in the loan and the file referred to attorney onxx

The borrower had filed bankruptcy under xx with case # xx

The property is owner occupied and no visible damages were reported to the property.
Foreclosure Comments:According to the servicing comments the foreclosure was initiated in the loan and the file referred to attorney on xx	Since origination the loan was modified 2 times. First mod was made on xx located at “1xx”.
The latest loan was modified with an effective date of xx and according to the mod the new principal balance is xx with a step modification and the rate was started from 2.880%. The borrower had given promise to pay P&I in the amount of xx which had begun from 4XX/XX16 with a new maturity date of XXX/XX56. The rate changes in 3 steps ending at 4.130%.
Field: Bankruptcy (Post-Loan Origination)? Loan Value: Yes Tape Value: No |---| |----| Comment: Updated per Bankruptcy filing&#xxD; Tape Source: Initial Tape Type:
Field: Current Foreclosure Doc Locator   Loan Value: xx   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Step   Tape Value: Fixed   Variance:    Variance %:    Comment: Updated as per the latest Modification   Tape Source: Initial   Tape Type:
Field: MI Certificate Number   Loan Value: Not Applicable   Tape Value: na   Variance:    Variance %:    Comment: NA   Tape Source: Initial   Tape Type:
Field: Mos Currently Delinquent   Loan Value: 1   Tape Value: 2   Variance: -1   Variance %: -0.50%   Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Neg. Amort Potential?   Loan Value: Not Applicable   Tape Value: No   Variance:    Variance %:    Comment: NA.   Tape Source: Initial   Tape Type:
Field: Original Stated P&I   Loan Value: xx   Tape Value: xx   Variance: xxx   Variance %: 0.00%   Comment: Updated as per the Note   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 112220123444   Tape Value: 343456701222   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444321022211   Tape Value: 222107634343   Variance:    Variance %:    Comment: Updated per Payment History   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: XXX/XX56   Tape Value: 1XXX/XX36   Variance: -7030 (Days)   Variance %:    Comment: Updated as per the latest Modification   Tape Source: Initial   Tape Type:
Field: Subject Property Type   Loan Value: PUD   Tape Value: Single Family   Variance:    Variance %:    Comment: Updated per PUD Rider   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: -0.01%   Comment: Update balance per the payment history provided   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB per payment history is xx. Tape Source: Initial Tape Type:	B	* Comment history is incomplete (Lvl 3) "The servicing comments are available from 1XXX/XX17 toXX/XX/XX19; however we required latest 24 months complete comment history. The comments are missing from XXX/XX17 toXX/XX/XX17."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19; however, we required latest 12 months complete payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."	* Settlement date is different from note date (Lvl 2) "Settlement date is XX/XX/XX06 which is after the note date 1XXX/XX06."
* TIL not hand dated (Lvl 2)     "Final TIL is not hand dated by the borrower."
* Not all borrowers signed TIL (Lvl 2)     "Final TIl is not executed by the borrower."
																																																																																									* Loan has been determined to have an unsecured debt (Lvl 2) "Schedule D of Voluntary Petition Filed on xx shows that the amount of secured claim without deducting the value of collateral xxand the value of collateral that supports this claim is xx; therefore, the unsecured portion is xx. The bankruptcy was dismissed on xx and the case was terminated on xx.	* XXX Exceptions Test Incomplete (Lvl 1) * XXX RESPA Test Incomplete (Lvl 1)	Not Covered	Pass	No Result	Not Covered	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:
xx	75401705	xx	xx	xx	xx	xx	xx	xx	Not Applicable	Not Applicable	xx	xx	Texas	xx	xx	xx	xx	xx	xx	Yes	No	Yes	Other	$2,056.29	$2,056.29	8/XX/XX21	xx	No	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	xx	Not Applicable	xx	11.510%	xx	xx	xx	xx	$xx	Conventional	ARM	Not Applicable	Refinance	xx	xx	Full Documentation	Not Applicable	xx	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Single Family	xx	xx	Primary	Yes	No	No	68.272%	First	Final policy	Not Applicable	Not Applicable	Unavailable	Unavailable	Unavailable	5.500%	xx	Unavailable	Unavailable	xx. There is an active junior mortgage against the subject property which was originated on xx. The combined annual taxes for the year of 2018 were delinquent in the total amount of xx which was good through tillXX/XX/xx19.	According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx.	Collections Comments:The borrower is performing. According to the payment history as ofXX/XX/XX19, the borrower is making regular payments and the next due date is XXX/XX19. The last payment was received onXX/XX/XX19 in the amount of xx which was applied for the due date of XXX/XX19. The UPB reflected in the amount of xx. No post-closing bankruptcy activity has been found. As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx. The property will be sold at the trustee’s sale on xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the xx. Unable to determine the current condition of the subject property as the latest BPO report is not available in the loan file.
Foreclosure Comments:As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx.
Bankruptcy Comments:Not Applicable	This is conventional ARM mortgage with P&I of xx with the rate of interest 11.51% and a maturity date of 1XXX/XX36. The seller’s tape data as of XX/XX/XX18, the loan has been modified on xx with a modified principal balance of xxowever, the P&I as per payment history is the xx and rate of interest is 5.500%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. The borrower is making payment as per modified terms. However, Modification agreement is missing in the file.	Missing Required State Disclosures Modification	Field: Current Foreclosure Doc Locator Loan Value:xx Tape Value: No |---| |----| Comment: Loan has been foreclosed. Tape Source: Initial Tape Type:
Field: Doc Date of Last Modification   Loan Value: Unavailable   Tape Value: xx   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Loan Amortization Type   Loan Value: Unavailable   Tape Value: ARM   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Max Rate At First Adjustment   Loan Value: 14%   Tape Value: 1.0%   Variance:    Variance %: 12.51%   Comment: Max rate at first adjustment is 13.51.&#xxD;   Tape Source: Initial   Tape Type:
Field: Min Rate At First Adjustment   Loan Value: 12%   Tape Value: 200%   Variance:    Variance %: -188.49%   Comment: Min rate at first adjustment is 11.51.   Tape Source: Initial   Tape Type:
Field: Mod Maturity Date   Loan Value: Unavailable   Tape Value: 1XXX/XX53   Variance:    Variance %:    Comment: Mod is missing from the loan file.   Tape Source: Initial   Tape Type:
Field: Modification Contains Balloon Provision?   Loan Value: Unavailable   Tape Value: No   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification First Payment Date   Loan Value: Unavailable   Tape Value: 1XXX/XX13   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original P&I   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.34%   Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Modification Original Rate   Loan Value: 5.5%   Tape Value: 2.0%   Variance:    Variance %: 3.50%   Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Payment History String   Loan Value: 000001234444   Tape Value: FFFFFFFF0000   Variance:    Variance %:    Comment: Payment history string is 000000000000.   Tape Source: Initial   Tape Type:
Field: Payment History String Reversed   Loan Value: 444432100000   Tape Value: 0000FFFFFFFF   Variance:    Variance %:    Comment: Payment history string reversed is 000000000000.   Tape Source: Initial   Tape Type:
Field: Principal Balance Stated in Mod   Loan Value: Unavailable   Tape Value: xxx   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Section 32 Loan?   Loan Value: No   Tape Value: Yes   Variance:    Variance %:    Comment: Complaint does not fail for high cost however there is no need for section 32 disclosure.   Tape Source: Initial   Tape Type:
Field: Stated Maturity Date   Loan Value: Unavailable   Tape Value: 1XXX/XX36   Variance:    Variance %:    Comment: Mod is missing from the loan file.&#xxD;   Tape Source: Initial   Tape Type:
Field: Total Debt / Legal Balance per Payment History   Loan Value: xx   Tape Value: xx   Variance: xx   Variance %: 0.20%   Comment: Total debt/legal balance as per the payment history is xx.   Tape Source: Initial   Tape Type:
Field: Unpaid Current Principal Balance (UPB) per Payment History Loan Value: xx Tape Value: xx Variance: xx Variance %: -0.00% Comment: UPB as per the payment history is xx. Tape Source: Initial Tape Type:	B	* Title Review shows major title concern (Lvl 4) "As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx The property will be sold at the trustee’s sale on xx to xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the trustee xx to xx which was recorded on xx. Unable to determine the current condition of the subject property as the latest BPO report is not available in the loan file."
* Loan appears modified. Mod missing or unexecuted (Lvl 4)     "This is conventional ARM mortgage with P&I of xx with the rate of interest 11.51% and a maturity date of 1XXX/XX36. The seller’s tape data as of XX/XX/XX18, the loan has been modified on xx with a modified principal balance of xxowever, the P&I as per payment history is the xx and rate of interest is 5.500%, however, there is a reduction in P&I and rate of interest with respect to Note data which seems that there would be a possible modification. The borrower is making payment as per modified terms. However, Modification agreement is missing in the file."
* Property is foreclosed and sold to 3rd party (Lvl 4)     "The foreclosure was initiated in xx. The final judgment of foreclosure was entered on xx. As per the document located at “xx”, the borrower is refused to vacate the property. As per the notice to vacate located at “xx”, the property is sold to xx. Hence, xx is the current owner of the property. If the borrower did not vacate the property, xx will file suit to evict the borrower. As per the document attached with the updated title report, the notice of trustee’s sale was filed on xx. The property will be sold at the trustee’s sale onxx to xx. As per the foreclosure deed attached with the updated title, the subject property was sold by the trustee xx to xx which was recorded on xx. However, as per the warranty deed which was recorded on xx, the current owner of the subject property is xx."
* Title Rvw shows lower lien position than loan docs (Lvl 4) "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as the subject property has been foreclosed. The subject property was sold by the trustee xx to xx which was recorded on xx.	* Comment history is incomplete (Lvl 3) "The comment history is available fromXX/XX/XX18 to 1XXX/XX18. However, we require a complete 24 months of the comment history. The comment history is missing from XXX/XX17 toXX/XX/XX18 and from 1XXX/XX18 toXX/XX/XX19."
* Payment History is not Complete (Lvl 3) "The payment history is available fromXX/XX/XX18 toXX/XX/XX19. However, we require a complete 12 months of the payment history. The payment history is missing from XXX/XX18 toXX/XX/XX18."	* Missing Required State Disclosures (Lvl 2) "The subject property is located in Texas state. The following required Disclosures are missing from the loan file:
1. TX Loan Agreement Notice
2. Commitment Requirement/Anti-Tying
3. TILA Disclosures in Spanish
4. Fair Market Value of Homestead Property Acknowledgment
5. Choice of Insurance Notice
6. Collateral Protection Insurance Disclosure
7. Non-Deposit Investment Product Disclosure Are there any promotional materials?
8. Insurance Solicitation/Post Commitment Requirement
9. Home Equity Consumer Disclosure
10. Home Equity Loan Interest and Fees Preclosing Disclosure
11. Home Equity Loan Copies of Documents
12. Home Equity Loan Rescission Notice"
* XXX Risk Indicator is "Elevated" (Lvl 2)     "This loan is NOT failing predatory lending laws. It only exceeds the GSE points and fees test:- On the GSE fee violations, these loans are NOT failing Federal, State, or local predatory lending laws. There is no assignee liability since they did not exceed those thresholds."
* DTI > 60% (Lvl 2)     "As per the final application, the total monthly income of borrower is xx and total monthly expenses are xx. Hence, DTI exceeds 60%."
* Title Review shows outstanding delinquent taxes (Lvl 2)     "According to the updated title report dated XX/XX/XX19, the combined annual taxes for the year of 2018 were delinquent in the total amount of xx which was good through tillXX/XX/XX19"
																																																																																									* Title Rvw shows prop. owner of record is not borr. (Lvl 2) "According to the updated title report dated XX/XX/XX19, the subject mortgage is at lower lien position as the subject property has been foreclosed. The subject property was sold by the trustee xx to xx which was recorded on xx.	* XXX RESPA Test Incomplete (Lvl 1) * XXX Exceptions Test Incomplete (Lvl 1)	Pass	Pass	No Result	Pass	Pass	No Result		Value:Not Applicable Date:Not Applicable Type:Not Applicable	Value:Not Applicable Date:Not Applicable Type:Not Applicable	No	Not Applicable	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos: Verification Type:	Mos Reviewed:Not Applicable Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Number:Not Applicable Total Amount: Last Date:	Not Applicable				Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent: Mortgage/Rent Dlq Last 12 Mos: Max Days Dlq Last 12 Mos:	Mos Reviewed: Times 1xxx: Times 1xxx: Times 1xxx: Currently Delinquent? : Total Delinquent:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date:	Number: Total Amount: Last Date: